UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2021

Date of reporting period:	12/31/2021

Item 1 – Reports to Stockholders

Advanced Series Trust

ANNUAL REPORT	December 31, 2021

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Cohen & Steers Realty Portfolio

AST Emerging Markets Equity Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan International Equity Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Large-Cap Core Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Mid-Cap Growth Portfolio

AST Mid-Cap Value Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Large-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Wellington Management Hedged Equity Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2021

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST Cohen & Steers Realty Portfolio	A2
	AST Emerging Markets Equity Portfolio	A5
	AST Goldman Sachs Small-Cap Value Portfolio	A35
	AST Hotchkis & Wiley Large-Cap Value Portfolio	A42
	AST International Growth Portfolio	A47
	AST International Value Portfolio	A53
	AST J.P. Morgan International Equity Portfolio	A60
	AST Jennison Large-Cap Growth Portfolio	A65
	AST Large-Cap Core Portfolio	A69
	AST Loomis Sayles Large-Cap Growth Portfolio	A78
	AST MFS Global Equity Portfolio	A82
	AST MFS Growth Portfolio	A87
	AST MFS Large-Cap Value Portfolio	A92
	AST Mid-Cap Growth Portfolio	A96
	AST Mid-Cap Value Portfolio	A102
	AST Small-Cap Growth Portfolio	A109
	AST Small-Cap Growth Opportunities Portfolio	A116
	AST Small-Cap Value Portfolio	A123
	AST T. Rowe Price Large-Cap Growth Portfolio	A134
	AST T. Rowe Price Large-Cap Value Portfolio	A138
	AST T. Rowe Price Natural Resources Portfolio	A143
	AST Wellington Management Hedged Equity Portfolio	A149

Section B	Financial Highlights
Section C	Notes to Financial Statements
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2021

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2022

Market Overview — unaudited	Annual Report	December 31, 2021

Equity Market Overview

Stock markets throughout the world rallied in 2021 in reaction to massive ongoing economic stimulus packages, the re-opening of economies following COVID-19 pandemic lockdowns, rollouts of COVID-19 vaccines, record corporate profits, upbeat employment data, and strong consumer demand. However, supply-chain bottlenecks, concerns about rising inflation, and the emergence of COVID-19 variants led to occasional volatility. While developed markets shined, emerging markets faltered due largely to the poor performance of Chinese stocks and prospects of rising interest rates in the US and elsewhere.

Stocks delivered double-digit returns

For the year, the large-cap S&P 500 Index gained 28.70%, the broad-based Russell 3000 Index rose 25.66%, and the tech-heavy Nasdaq Composite Index returned 21.39%. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, returned 7.82%. By comparison, fixed income securities, as measured by the Bloomberg US Aggregate Bond Index, declined 1.54%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

The economy rebounded, inflation spiked

The pace of economic growth in the US picked up sharply during the first half of 2021, spurred by aggressive fiscal stimulus. Real gross domestic product (GDP) growth surged to 6.7% (at an annual rate) in the second quarter, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. S&P 500 Index company profits rose significantly during the year. In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, spiked 7% from its level 12 months earlier, triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep jump in energy prices.

West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of 2021 to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year. Despite the pickup in the economy, the Federal Reserve (the Fed) kept its federal funds rate target near zero throughout the year.

US stocks rose despite headwinds

During the first quarter of 2021, US stock prices posted steep gains in anticipation that economic stimulus, which included a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines would drive growth. Oil prices rose sharply, the energy sector rallied, and GDP accelerated. The stock market continued its ascent through the second and most of the third quarter but suffered a pullback in September as concerns about inflation mounted.

In November, US inflation rose at its fastest pace in nearly 40 years. To help contain it, the Fed began tapering its monthly purchase of bonds. In December, the Fed signaled it would wind down that stimulus program sooner than previously planned and raise interest rates in 2022. Despite these concerns and worries about the Omicron variant of COVID-19, stocks advanced over the final quarter as investors turned their attention to robust corporate earnings and other positive economic data.

S&P 500 Index: leaders and laggards

In 2021, the top-performing sector in the S&P 500 Index was energy, rising 54.64% on a rebound in oil prices. Next in line were real estate (+46.19%), financials (+35.04%), information technology (+34.53%), materials (+27.28%), health care (+26.13%), consumer discretionary (+24.43%), communication services (+21.57%), and industrials (+21.12%). The “defensive” consumer staples and utilities sectors rose 18.63% and 17.67%, respectively.

Growth performed in line with value, large-cap stocks topped small-cap stocks

Over the year, the Russell 3000 Growth Index returned 25.85%, slightly edging out the Russell 3000 Value Index, which rose 25.37%. The large-cap Russell 1000 Index returned 26.45%, the Russell Midcap Index gained 22.58%, and the small-cap Russell 2000 Index trailed with a return of 14.82%.

International developed market stocks also advanced

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 11.26% during the year. The MSCI UK Index returned 18.50%, and the MSCI Europe Index returned 16.30%, buoyed by government stimulus. The MSCI Japan Index returned 1.71%. Japanese stocks were pressured by supply-chain and COVID-19-related challenges.

Emerging market stocks fell

The MSCI Emerging Markets Index declined 2.54% in 2021. Investor concerns about a slowdown in China’s economy, a plunge in Chinese technology stock prices in response to a government regulatory crackdown, and worries about a stronger US dollar triggered the sell-off. The MSCI China Index dropped 21.72% while the Latin America component of the MSCI Emerging Markets Index fell 8.09% over the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2021

Fixed Income Market Overview

Government bond markets dropped modestly in 2021 as investors grew increasingly concerned about rising inflation and the prospect of interest rate hikes. Treasury Inflation-Protected Securities (TIPS) and high yield corporate bonds, however, delivered positive returns.

The global investment-grade bond market, as measured by the Bloomberg Global Aggregate Bond (USD Hedged) Index, fell 1.40% for the year, slightly outperforming the 1.54% decline of the US investment-grade bond market, as measured by the Bloomberg US Aggregate Bond Index. TIPS, issued by the US government and indexed to inflation, rose 5.96%. High yield bonds (i.e., debt rated below investment grade) outperformed their investment-grade counterparts with a gain of 5.28%, as measured by the ICE BofA US High Yield Index. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, dropped 1.80%. (All returns cited are in US dollars unless stated otherwise.)

Aggressive stimulus spurred growth, higher inflation

With unemployment falling and corporate profits rising, the US economy continued to rebound in 2021, despite higher inflation, surging energy prices, and the ongoing COVID-19 pandemic. West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of the year to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year.

Bond markets wobbled on fears of inflation, rate hikes

Early in 2021, expectations of aggressive US fiscal stimulus, including a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines raised fears that the economy could heat up and lead to higher inflation and interest rate hikes.

These concerns triggered a steep pullback in investment-grade bond prices while their yields, which move in the opposite direction to prices, rose. In the first quarter of 2021, US Treasuries suffered their second-worst quarterly performance in more than 40 years. Investors’ concerns also rippled through many international bond markets. Although US investment-grade bond returns fell over the first quarter, high yield corporate bonds posted positive total returns.

Real gross domestic product growth surged to 6.7% (at an annual rate) in the second quarter of 2021, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. Yields on long-term US Treasuries dropped modestly during the second quarter but rose notably late in the third quarter as concerns about inflation escalated.

In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, jumped 7% above its level 12 months earlier. The increase was triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep leap in energy prices. In response, the Federal Reserve signaled it would wind down its monthly purchase of bonds, a program that began at the start of the pandemic to stimulate the economy, sooner than previously planned and raise interest rates in 2022. The inflation fears bolstered demand for TIPS, which returned 2.36% over the fourth quarter, surpassing other fixed income assets.

The yield on the 10-year US Treasury note closed 2021 at 1.51%, up from 0.92% at the beginning of the year. For the year, US Treasuries fell 2.32%, investment-grade US credits declined 1.04%, mortgage-backed (agency) securities dropped 1.04%, and the Bloomberg Municipal Bond Index rose 1.52%. (Returns of US investment-grade bonds are based on Bloomberg bond indexes unless stated otherwise.)

High yield bonds outperformed

US high yield bonds, with the 5.28% gain for 2021 noted above, benefited from the rebound in the US economy, stronger-than-expected corporate earnings, fiscal stimulus, and investors’ search for enhanced yields in the low-interest-rate environment. Fundamentals of corporate bond issuers improved as the economy recovered. High yield bond prices are less susceptible to rising interest rates than US Treasuries and other higher-rated debt, although they are more sensitive to the economic outlook and earnings of companies that issue them. The annual interest rate paid on a high yield bond is typically higher than the rate on an investment-grade bond because high yield bonds are riskier.

Emerging market bonds lagged

As mentioned above, emerging market bonds fell 1.80% in 2021. China’s high yield corporate debt market was a particularly poor performer. Turkey and Brazil also lagged as they both contended with inflation and political turmoil.

AST Cohen & Steers Realty Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	42.85%	13.01%	12.17%
FTSE NAREIT All Equity REITs Index	41.30	12.46	12.22

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Cohen & Steers Realty Portfolio returned 42.85%. The Portfolio outperformed the FTSE NARIET All Equity REITs Index.

What were the market conditions during the reporting period?

US real estate securities posted a solid gain during calendar-year 2021 (the reporting period), continuing to rally from their lows in early 2020. Progress in COVID-19 vaccine distribution allowed certain regions to begin lifting restrictions on public gatherings, business activities, and travel, notwithstanding some fits and starts as new virus variants emerged. Economic reopening and additional fiscal relief led to increasing activity, generating stronger demand for real estate. Supply growth in many property sectors slowed amid labor shortages and rising construction costs, giving landlords greater pricing power to negotiate rents. Borrowing costs for many public real estate companies remained near historic lows. These positive conditions drove improving investor optimism, resulting in higher earnings multiples.

All property sectors had gains for the period, with retail landlords among the top performers as easing COVID-19 concerns led to a sharp rise in foot traffic and retail sales. Self-storage, which had been one of the more resilient sectors throughout the pandemic, continued to see strong demand amid ongoing moving activity, significantly driving up rates for new customers from 2020 levels. Leasing trends for apartments in US coastal markets bounced back quickly, and Sunbelt markets remained exceptionally strong, fueled by strong housing demand.

Infrastructure and data centers made relatively modest gains in the period, despite the robust outlook for digital real estate investment trusts (REITs). Data centers benefited from accelerating trends, which is expected to result in strong demand into 2022 among both hyperscale and enterprise customers. Tower companies saw increasing leasing activity from all four US carriers for the first time since 2014 as the 5G network rollout ramped up. Industrial REITs outperformed on strong fundamentals nationally, while office REITs had a relatively tepid rebound as longer-term secular work trends weighed on performance.

What strategies or holdings affected the Portfolio’s performance?*

Factors that helped the Portfolio’s relative performance included stock selection in the diversified sector, in particular its out-of-index position in Jones Lang LaSalle Inc., which posted a strong double-digit gain for the period. An underweight in the office sector also aided performance as did the Portfolio’s overweight and stock selection in regional malls. The Portfolio’s mall allocation was entirely in Simon Property Group Inc., which performed well. The company reported strong earnings results and raised its dividend during the period amid an accelerating malls recovery.

The main detractor from the Portfolio’s relative performance was stock selection and an underweight in industrial landlords. The Portfolio had an underweight in Prologis, Inc. based on valuation, but the stock had a sizable gain for the period. In addition, the Portfolio had an overweight in Americold Realty Trust, a food logistics company that underperformed on labor shortage concerns. Stock selection in the apartment sector and an underweight in shopping center owners also hindered Portfolio performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Cohen & Steers Realty Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Cohen & Steers Realty (As of 12/31/2021)
Ten Largest Holdings	Real Estate Sectors	% of Net Assets
American Tower Corp.	Specialized REITs	10.7%
Public Storage	Specialized REITs	8.5%
Duke Realty Corp.	Industrial REITs	6.3%
Simon Property Group, Inc.	Retail REITs	6.2%
Welltower, Inc.	Health Care REITs	4.8%
Healthpeak Properties, Inc.	Health Care REITs	4.5%
Digital Realty Trust, Inc.	Specialized REITs	4.2%
UDR, Inc.	Residential REITs	4.0%
Invitation Homes, Inc.	Residential REITs	3.7%
Realty Income Corp.	Retail REITs	3.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Emerging Markets Equity Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	0.20%	5.12%	3.07%
MSCI Emerging Markets Index® (GD)	-2.22	10.26	5.87

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Emerging Markets Equity Portfolio returned 0.20%. The Portfolio outperformed the MSCI Emerging Markets Index (GD).

What were the market conditions during the reporting period?

For calendar-year 2021 (the reporting period), the MSCI Emerging Markets Index GD (the Index) declined -2.22%. A large driver of Index returns during the period was China, whose equity market makes up a plurality of the Index. China suffered from a combination of slowing economic growth, property sector tensions, and the Chinese government’s regulatory crackdown on several industries, including technology, finance, gaming, and private education. Construction slowdowns and energy-use curbs weighed on China’s recovery from the COVID-19 pandemic as well during the period. Manufacturing was also hampered by the same curbs, as well as by shortages of processor chips and other components, again due to COVID-19. Regarding China’s real estate market, there were concerns that Evergrande Group, a large Chinese property developer, may default on its debt and that the Chinese government would not provide assistance.

Looking at other countries, Brazil’s equity market also dropped during the period on declining world economic growth, high inflation, and rising interest rates. On the other hand, countries such as Saudi Arabia and Russia benefited from the rise in the price of oil, which recovered after consumer demand rose from the lows of 2020.

What strategies or holdings affected the Portfolio’s performance?*

Stock selection drove relative performance during the period, as the Chinese equities selected by all three subadvisors (AQR, JPMIM, and Martin Currie) of the Portfolio were additive. Considering that China’s equity market declined for the period, it was more a matter of subadvisors avoiding or underweighting the stocks that declined within the Index rather than picking outperforming stocks. Similarly, from a sector perspective, both AQR and JPMIM added value by avoiding underperforming stocks in the consumer discretionary, consumer staples, and financials sectors. Martin Currie tempered strong overall relative returns during the period with weak selection within the materials, utilities, and financials sectors. Martin Currie tends to invest in more growth-oriented names, some of which declined during the period.

Additionally, while all three subadvisors held Chinese stocks, all three were also underweight the Chinese equity market relative to the Index. This is because China now makes up approximately 40% of the Index, and managers find it difficult to maintain an Index weighting and still diversify their sleeves of the Portfolio. Given that China’s equity market declined during the period, this underweight added to the Portfolio’s relative returns. From an industry perspective, all three subadvisors had overexposures to semiconductors, which performed well in the period due to the global semiconductor shortage, which, in turn, caused backlogs and price increases. This industry allocation benefited the Portfolio during the period.

Finally, two risk exposures also had a positive impact on Portfolio performance during the period. Both AQR and JPMIM had overweight exposures to value (i.e., low price-to-earnings ratio securities) and underweighted exposures to volatility, which enhanced the Portfolio’s relative returns. Given AQR’s process, which centers on finding stocks with a combination of value and momentum as well as limited volatility, and JPMIM’s strategy of finding undervalued

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Emerging Markets Equity Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

dividend-paying stocks and lower volatility, these exposures fell within the subadvisors’ historical characteristics. On the other hand, Martin Currie tempered some of the outperformance, as its exposures to higher-volatility and higher-valuation stocks detracted from returns. Again, these exposures were in line with Martin Currie’s historical portfolio characteristics, given its more growth-oriented style.

AQR utilized liquid futures and forwards contracts to gain country and currency exposure during the period. These contracts had a negative impact on the Portfolio’s returns. Neither Martin Currie nor JPMIM utilized derivatives during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Emerging Markets Equity (As of 12/31/2021)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	6.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	Taiwan	5.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	Taiwan	2.9%
Tencent Holdings Ltd.	Interactive Media & Services	China	2.4%
Infosys Ltd., ADR	IT Services	India	1.7%
SK Hynix, Inc.	Semiconductors & Semiconductor Equipment	South Korea	1.5%
Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	China	1.5%
Vanguard FTSE Emerging Markets ETF	Exchange-Traded Funds	United States	1.5%
iShares Core MSCI Emerging Markets ETF	Exchange-Traded Funds	United States	1.4%
Tata Consultancy Services Ltd.	IT Services	India	1.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Goldman Sachs Small-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	26.64%	8.93%	11.99%
Russell 2000® Value Index	28.27	9.07	12.03
Russell 2000® Index	14.82	12.02	13.23

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® Index and Russell 2000® Value Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST Goldman Sachs Small-Cap Value Portfolio returned 26.64%. The Portfolio underperformed the Russell 2000 Value Index and outperformed the Russell 2000 Index.

What were the market conditions during the reporting period?

The Russell 2000 Value Index (the Index), a proxy for US small-capitalization value stocks and the Portfolio’s benchmark index, returned 28.27% in calendar-year 2021 (the reporting period). The first quarter of the period was the second-best quarter in the Index’s history, driven by short interest and rallies in low-quality stocks. In the second quarter of the period, there was a continuation and magnification of trends from the first quarter, wherein lower-quality, highly shorted, and so-called “meme” stocks outperformed, but with a more normalized return. (The meme stock phenomenon is where a stock gains a cult-like following online and through social media platforms.) In the second half of the period, the Index was mostly flat, as higher-quality value stocks outperformed and more speculative securities lagged. For the full period, small-cap stocks underperformed large-cap stocks, although small-cap value stocks outperformed small-cap growth stocks. In the small-cap value segment of the US equity market, the best-performing sectors were energy and consumer discretionary, while healthcare and utilities lagged.

What strategies or holdings affected the Portfolio’s performance?*

Stock selection in healthcare contributed positively to relative returns, while the Portfolio’s investments in financials detracted from relative returns.

Herc Holdings Inc., an equipment rental supplier, was a top positive contributor to the Portfolio’s returns during the period. In July 2021, Herc Holdings announced strong second-quarter earnings, which exceeded top- and bottom-line consensus estimates. The rise in Herc Holdings’ share price continued following the company’s investor day in September 2021, as the market reacted favorably to new strategic initiatives and capital allocation plans. Goldman Sachs exited the Portfolio’s position in Herc Holdings in the fourth quarter of the period following continued outperformance and deployed the proceeds to what Goldman Sachs felt were better opportunities elsewhere.

Zurn Water Solutions Corp. was also a top positive contributor to the Portfolio’s relative returns during the period. The market reacted favorably to the announced combination of Rexnord Corp.’s process & motion control business with Regal Beloit Corp., in which Rexnord retained its water management business as a stand-alone company called Zurn Water Solutions Corp. The deal closed in early October 2021, and the stand-alone high-growth water management business re-rated higher. (When the market changes its view of a company sufficiently to make calculation ratios, such as the price/earnings ratio, substantially higher or lower, this is a re-rating.) At the end of the period, Goldman Sachs continued to like Zurn Water Solutions, as the water management business was Rexnord’s highest growth segment and had higher growth and margins than other pure water plays.

Novavax Inc., a developer of vaccines for infectious diseases, was a top detractor from the Portfolio’s relative results during the period. Goldman Sachs initiated a Portfolio position in Novavax following the announcement of strong efficacy data for its COVID-19 vaccine. Goldman Sachs later sold the position, as the fast-evolving regulatory, supply chain, and competitor dynamics of the industry proved challenging for Novavax.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Goldman Sachs Small-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Ovintiv Inc., an oil and gas company, was also a top detractor during the period. Goldman Sachs initiated a Portfolio position in Ovinitiv in the third quarter of 2021, as the company had benefited from the rally in commodity prices. At the end of the period, Goldman Sachs remained optimistic on Ovintiv, as it believed sustainable free cash flows and continued de-levering of the company’s balance sheet can drive return of capital to shareholders.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Goldman Sachs Small-Cap Value (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Avient Corp.	Chemicals	1.4%
Terreno Realty Corp.	Equity Real Estate Investment Trusts (REITs)	1.3%
WESCO International, Inc.	Trading Companies & Distributors	1.1%
Healthcare Realty Trust, Inc.	Equity Real Estate Investment Trusts (REITs)	1.1%
STAG Industrial, Inc.	Equity Real Estate Investment Trusts (REITs)	1.0%
KBR, Inc.	Professional Services	1.0%
iShares Russell 2000 Value ETF	Exchange-Traded Fund	1.0%
Tenet Healthcare Corp.	Health Care Providers & Services	1.0%
Pebblebrook Hotel Trust	Equity Real Estate Investment Trusts (REITs)	0.9%
RLJ Lodging Trust	Equity Real Estate Investment Trusts (REITs)	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Hotchkis & Wiley Large-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	29.21%	11.42%	13.44%
Russell 1000® Value Index	25.16	11.16	12.97
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST Hotchkis & Wiley Large-Cap Value Portfolio returned 29.21%. The Portfolio outperformed both the Russell 1000 Value Index and the S&P 500 Index.

What were the market conditions during the reporting period?

The S&P 500 Index returned 28.70% in calendar-year 2021 (the reporting period), closing the year just shy of its all-time high. The economic backdrop was decidedly positive, though marginally less so as the year progressed. The erratic nature of the COVID-19 pandemic influenced capital markets significantly during the period. A decrease in new COVID-19 cases coincided with higher interest rates and value outperforming growth, while an increase in new cases coincided with lower interest rates and growth outperforming value. Value outperformed growth early in the period by a wide margin, but growth outperformed value later in the period, concurrent with the spread of the COVID-19 Delta and Omicron variants.

The risk of continuing inflation increased during the period, fueled by strong demand for goods and labor, with both experiencing shortages. While increased inflation poses risks to all equities, higher-quality businesses with superior pricing power should be better insulated from these pressures, in Hotchkis & Wiley’s view. Certain sectors, such as financials, could benefit from associated higher interest rates.

The Russell 1000 Growth Index slightly outperformed the Russell 1000 Value Index during the period because the former’s price/earnings (P/E) ratio expanded by 7% while the latter’s P/E ratio contracted by 5%. This widened the already bloated valuation gap between growth and value. Going back to the mid-1990s, the gap in forward P/E ratios between the two indexes has been wider only 4% of the time—all during the peak of the tech bubble between December 1999 and September 2000. Hotchkis & Wiley sees similarities between today’s market and the tech bubble period. Extreme valuations in certain segments of the market are irrational and detached from fundamental economics, in Hotchkis & Wiley’s view. This could set the stage for a prolonged value comeback, which could be a conducive environment for Hotchkis & Wiley’s fundamental value-based approach.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio outperformed the Russell 1000 Value Index during the reporting period. The Portfolio’s overweight position and positive stock selection in both energy and financials were the largest drivers of outperformance during the period. In energy, Hotchkis & Wiley believed the lack of investment in new exploration projects would result in the inability for oil supply to meet demand. This came to fruition during the period, and West Texas Intermediate crude oil prices increased from less than $50 per barrel at the beginning of the period to $75 per barrel at the end. This boosted energy companies’ earnings and cash flows significantly. The share prices of Marathon Oil Corp. and Murphy Oil Corp. more than doubled during the period, and APA Corp. (formerly Apache) nearly doubled. Because the Portfolio’s energy positions traded at such extreme valuations at the beginning of the period, many remained attractive at the end. Hotchkis & Wiley said it sees improved balance sheets and high returns of capital in the energy sector.

Like the energy positions, the Portfolio’s financials positions began the period with attractive valuations considering the risks, in Hotchkis & Wiley’s view. Balance sheet risks have been significantly reduced over the last decade, as vast amounts of capital have been retained on corporate balance sheets. Interest rates rose during the period, though the increase took place almost entirely in the first quarter. The yield on the 10-year US Treasury note began the period at 0.9% and ended it at 1.5%, still low relative to historical averages. Hotchkis & Wiley continues to find what it considers to be compelling

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Hotchkis & Wiley Large-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

opportunities in financials, as many companies are trading at attractive valuations based on earnings. During the period, however, Hotchkis & Wiley reduced the capital invested in financials more than any other sector, as several positions began to approach its estimate of intrinsic value (e.g., Bank of America Corp., The PNC Financial Services Group Inc., and Discover Financial Services). The Portfolio sold those three positions during the period. Wells Fargo & Co. and American International Group Inc. represented the Portfolio’s two largest average weights during the period and returned more than 61% and more than 54%, respectively. The combination of large weights and good returns resulted in these two positions being the second- and third-largest contributors to the Portfolio’s relative performance during the period. Marathon Oil was the top contributor.

The Portfolio’s underweight exposure to real estate hurt relative performance during the period, as it was the best-performing sector after energy. Negative stock selection in industrials also hurt relative performance, as Cummins Inc., General Electric Co.,and FedEx Corp. lagged the market. Hotchkis & Wiley’s investment thesis for each company remains intact, and each position remained in the Portfolio at the end of the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Hotchkis & Wiley Large-Cap Value (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Wells Fargo & Co.	Banks	4.8%
Citigroup, Inc.	Banks	4.7%
General Electric Co.	Industrial Conglomerates	4.6%
American International Group, Inc.	Insurance	4.4%
Anthem, Inc.	Health Care Providers & Services	3.8%
F5, Inc.	Communications Equipment	3.5%
General Motors Co.	Automobiles	3.4%
Marathon Oil Corp.	Oil, Gas & Consumable Fuels	3.1%
PPL Corp.	Electric Utilities	2.7%
Magna International, Inc. (Canada)	Auto Components	2.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST International Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	12.50%	18.03%	11.90%
MSCI EAFE Index® (GD)	11.78	10.07	8.53

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST International Growth Portfolio returned 12.50%. The Portfolio outperformed the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

For calendar-year 2021 (the reporting period), the MSCI EAFE Index (GD) (the Index) rose 11.78%. While absolute returns were positive, most European and Asian countries trailed US markets, which rose 28.70% for the period (as measured by the S&P 500 Index). The COVID-19 pandemic continued to have a substantial impact globally. International equity returns were also tempered by a strong US dollar, as the Federal Reserve started to sound more hawkish late in the period and signaled possible interest rate increases and asset purchase tapering in 2022. (Hawkish suggests higher interest rates, opposite of dovish.)

By the end of the period, the Omicron variant of COVID-19 had started to spread. Although Omicron appeared to be more contagious than previous COVID-19 variants, the health impact seemed less severe. Investors subsequently focused more on stocks with lower valuations, higher returns on equity, and better profitability characteristics. From a sector perspective, the information technology, energy, and financials sectors advanced the most during the period. Although information technology was not undervalued, many companies in this sector benefited from employees continuing to work from home. Meanwhile, real estate and utilities lagged. Commercial real estate was especially impacted by COVID-19, as companies needed less office space with people working from home.

What strategies or holdings affected the Portfolio’s performance?*

Stock selection drove the Portfolio’s relative performance during the period, as Jennison and William Blair led the way with their information technology and healthcare investments. As mentioned earlier, information technology, in particular, gained, as many continued to work from home. Meanwhile, some of the larger pharmaceutical companies produced strong sales and earnings growth for the period. Given their growth mandate, the Portfolio’s managers favored companies in these faster-growing areas and were rewarded.

Additionally, to the benefit of the Portfolio’s relative results, all three subadvisors were underweight Japan, which underperformed during the period. Delays in COVID-19 vaccine approvals, importations, and distribution caused a delay in the general population of Japan getting vaccinated during the period, resulting in more people there getting sick. Consequently, COVID-19 weighed heavily on the Japanese economy. Japan also has an aging population and slower economic growth rates than other regions. As a result, the Portfolio tended to be underweight Japan given the growth mandate.

Finally, exposures by all three subadvisors to companies with profitability and price momentum were key factors driving positive relative returns for the Portfolio during the period. Each subadvisor looks for companies with strong earnings growth rates and profitability. William Blair incorporates momentum as part of its process. For Neuberger Berman and Jennison, their momentum exposures were more of a residual effect of their bottom-up stock selection. In addition, each subadvisor’s underexposure to dividend-paying companies with higher leverage enhanced results. Investors eschewed these characteristics as they doubted whether companies could continue making dividend payments and sustain higher debt ratios during the pandemic.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST International Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST International Growth (As of 12/31/2021)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Adyen NV, 144A	IT Services	Netherlands	2.7%
LVMH Moet Hennessy Louis Vuitton
SE	Textiles, Apparel & Luxury Goods	France	2.5%
	Semiconductors & Semiconductor
ASML Holding NV	Equipment	Netherlands	2.4%
Straumann Holding AG	Health Care Equipment & Supplies	Switzerland	2.2%
Lonza Group AG	Life Sciences Tools & Services	Switzerland	2.2%
Techtronic Industries Co. Ltd.	Machinery	Hong Kong	2.1%
Atlassian Corp. PLC (Class A Stock)	Software	United States	1.8%
Ashtead Group PLC	Trading Companies & Distributors	United Kingdom	1.7%
	Electronic Equipment, Instruments &
Keyence Corp.	Components	Japan	1.6%
L’Oreal SA	Personal Products	France	1.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST International Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	7.64%	5.75%	5.72%
MSCI EAFE Index® (GD)	11.78	10.07	8.53

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST International Value Portfolio returned 7.64%. The Portfolio underperformed the MSCI EAFE Index (GD).

What were market conditions during the reporting period?

In a volatile calendar-year 2021 (the reporting period) that saw two new COVID-19 variants, pandemic-related supply-chain challenges, strong demand in the economy, and a surge in inflation, the performance of developed market equity indices generally exceeded forecasts. The S&P 500 Index gained 28.70% and the MSCI EAFE Index (the Index) rose 11.78% during the period. Emerging markets stocks, as represented by the MSCI Emerging Markets Index, fell 2.22%.

For the period, the MSCI EAFE Value Index was up 11.58%, while the MSCI EAFE Growth Index gained 11.59%. Of note, value stocks outperformed growth stocks in the small-cap segment of the market and in emerging markets but lagged in the large-cap segment of the developed markets.

Within the Portfolio’s benchmark, the Index, the strongest-performing sectors during the period were energy, information technology, and financials. Communication services was the lone sector to finish in negative territory. From a global perspective, the Middle East and Western Europe were the best-performing regions within the Index (up 38% and 17%, respectively).

What strategies or holdings affected the Portfolio’s performance?*

The differences between the value and growth investment styles continued to present headwinds for the Portfolio’s value-led process during the period, although these differences were less meaningful than during the previous period. The Portfolio’s returns during the period struggled primarily due to stock selection. Regional exposures also hurt performance, while allocation decisions were neutral.

In terms of stock selection, gains were strongest in the financials and energy sectors. However, these gains were not enough to offset negative relative results from stock selection in the industrials, information technology, and materials sectors. Information technology was one of the Index’s best-performing sectors, and thus the Portfolio’s underweight position to that sector versus the Index was also detrimental to relative results. This was offset by the Portfolio’s positioning in consumer staples, financials, and industrials.

From a regional perspective, exposure to North America detracted from the Portfolio’s relative performance during the period. However, this was offset by the positive contribution made by having an underweight position versus the Index in the Pacific Rim, one of the Index’s weakest regions.

Considering investment style factors, the Portfolio’s consistent exposure to small-size, value-oriented companies led to relative underperformance during a reporting period that benefited large-cap growth stocks. Given the Index’s gains during the period, a small yet consistent allocation to cash also had a slightly negative impact on relative performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST International Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST International Value (As of 12/31/2021)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Sanofi	Pharmaceuticals	France	1.9%
Novartis AG	Pharmaceuticals	Switzerland	1.6%
Roche Holding AG	Pharmaceuticals	Switzerland	1.5%
GlaxoSmithKline PLC	Pharmaceuticals	United Kingdom	1.3%
RELX PLC	Professional Services	United Kingdom	1.2%
iShares MSCI EAFE Value ETF	Exchange-Traded Funds	United States	1.1%
Tesco PLC	Food & Staples Retailing	United Kingdom	1.1%
UBS Group AG	Capital Markets	Switzerland	1.1%
Anglo American PLC	Metals & Mining	South Africa	1.0%
Royal Dutch Shell PLC (Class B Stock)	Oil, Gas & Consumable Fuels	Netherlands	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan International Equity Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	11.07%	11.32%	8.35%
MSCI EAFE Index® (GD)	11.78	10.07	8.53

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST J.P. Morgan International Equity Portfolio returned 11.07%. The Portfolio underperformed the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

Strong economic data, accommodative monetary and fiscal policy support, and successful COVID-19 vaccine rollouts continued to drive fundamentals during calendar-year 2021 (the reporting period), and global economic recovery remained on track to quickly eliminate spare capacity. While the COVID-19 Omicron variant was a concern and caused disruption, reports suggested it was milder than previous COVID-19 variants. Hence, the economic and human consequences should be less severe than observed at the start of the pandemic, in J.P. Morgan’s view.

Despite widespread supply-chain issues, earnings growth was strong during the period, as many companies were able to pass on cost increases to consumers. However, going forward, J.P. Morgan believes growth could slow as profit margins come under pressure from higher wages, rising commodity prices, and increasing corporate taxes. Nevertheless, the fixing of supply-chain issues, a shift in spending from goods back to services, and strong household balance sheets and savings rates mean developed-world consumers are in better shape and should be able to support the economic expansion over the medium term, in J.P. Morgan’s view. Therefore, looking out over the next five years, J.P. Morgan expects material earnings growth, similar to the rebound from the global financial crisis in 2008-09. That being said, a reduction in the uncertainty caused by the pandemic and a higher interest rate environment should also reduce the dispersion of valuations that has increased in recent years. Hence, J.P. Morgan believes it is crucial to differentiate cyclical from structural headwinds and tailwinds as the economic expansion takes shape.

J.P. Morgan has a positive outlook but would not be surprised to see some volatility along the way. It believes strong economic growth accompanied by a still relatively accommodative monetary policy should provide support to equity markets.

What strategies or holdings affected the Portfolio’s performance?*

Stock selection in information technology and healthcare were the largest positive contributors to the Portfolio’s performance during the reporting period. Within healthcare, Novo Nordisk A/S, a Danish multinational pharmaceutical company, was the largest contributor. Within information technology, Capgemini SE, a technology services and consulting company, and ASML Holding NV, a manufacturer of photolithography systems used in the semiconductor supply chain, aided relative returns. By region, stock selection in Japan and continental Europe contributed positively to performance.

Stock selection in consumer discretionary and financials detracted from performance. Consumer discretionary was held back by Sands China Ltd.,an integrated resort developer and operator, and Volkswagen AG, a German motor vehicle manufacturer. Within financials, AIA Group Ltd., a Hong Kong-based multinational insurance and finance corporation, performed poorly. The Portfolio no longer held a position in Sands China at the end of the period. By region, an overweight allocation to the emerging markets and stock selection in the United Kingdom detracted from performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan International Equity Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan International Equity (As of 12/31/2021)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Nestle SA	Food Products	Switzerland	3.4%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	2.9%
Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	2.8%
TotalEnergies SE	Oil, Gas & Consumable Fuels	France	2.6%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	2.5%
Keyence Corp.	Electronic Equipment, Instruments & Components	Japan	2.3%
Sony Group Corp.	Household Durables	Japan	2.1%
Diageo PLC	Beverages	United Kingdom	2.1%
Schneider Electric SE	Electrical Equipment	United States	1.9%
Capgemini SE	IT Services	France	1.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Jennison Large-Cap Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	15.72%	25.86%	19.48%
Russell 1000® Growth Index	27.60	25.32	19.79
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST Jennison Large-Cap Growth Portfolio returned 15.72%. The Portfolio underperformed both the Russell 1000 Growth Index and the S&P 500 Index.

What were the market conditions during the reporting period?

The US economy expanded during calendar-year 2021 (the reporting period), as policymakers continued to support growth and address the challenges of the ongoing COVID-19 pandemic. The final three months of the period were marked by the emergence of the COVID-19 Omicron variant, as well as heightened concerns over inflation, which led the Federal Reserve to telegraph its plans for policy tightening in 2022. Against this backdrop, equity markets rose to all-time highs at the end of the period. Growth equities with high valuations, however, underperformed meaningfully. Many of these shares were also at a peak in prices when concerns arose about the potential impact of rising interest rates on valuations.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio’s information technology holdings were solid contributors to absolute performance but lagged the benchmark index during the reporting period. Nvidia Corp., Microsoft Corp., and Apple Inc. were standout performers. Nvidia posted an impressive gain on the back of compelling secular growth and positive earnings surprises. Jennison remained positive on Apple and Microsoft; however, despite the Portfolio’s significant positions, the benchmark’s high degree of concentration in these two companies led to a consistent underweight position in both of their shares during the period. Shopify Inc. was another top contributor from the information technology sector. The company is a Canadian-based service-as-a-software company facilitating e-commerce for nearly two million merchants. The company’s customers range from small- and medium-sized businesses to some of the world’s largest consumer brands.

Block Inc. (formerly Square), RingCentral Inc., Coupa Software Inc., DocuSign Inc., and Twilio Inc. were top detractors during the period. Block’s stock price was challenged by tough year-over-year revenue growth comparisons, particularly related to its Cash App, following strong results in 2020. Twilio came under pressure, as organic growth (i.e., excluding recent acquisitions) slowed significantly. Jennison exited the Portfolio’s position in RingCentral due to competitive pricing pressures and the company’s heavy reliance on third-party partners for distribution. Jennison sold the Portfolio’s position in Coupa Software, as it viewed increased competition in the enterprise cost savings space as a headwind to the company meeting earnings expectations. Jennison exited the Portfolio’s position in DocuSign after the company reported disappointing third-quarter results and provided unclear guidance about the timing of a rebound in growth.

Similarly, the Portfolio’s consumer discretionary positions advanced in the aggregate but underperformed their benchmark counterparts. Shares of Tesla Inc. surged, as the company continued to exceed expectations on production, deliveries, and profit margins. Luxury goods company LVMH Moet Hennessy Louis Vuitton SE and luxury beauty care company The Estée Lauder Cos. Inc. of the consumer staples sector were solid contributors. LVMH benefited from continued growth and new product launches at its flagship brands as well as from successful acquisitions. Jennison views LVMH as a well-managed and reliable long-term growth story, supported by the expansion of the base of aspirational consumers in both developed and emerging markets. Estée Lauder benefited from increased consumer spending on personal care products and resilience during the pandemic. On the downside, competitive pressures

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Jennison Large-Cap Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

weighed on MercadoLibre Inc., which operates e-commerce platforms in Latin America that enable businesses, merchants, and individuals to list merchandise and conduct sales and purchases online. The breadth of its product line and customer engagement remains impressive, in Jennison’s view, and the company continues to record solid growth. Jennison exited the Portfolio’s position in fitness company Peloton Interactive Inc. during the period.

The Portfolio’s communication services holdings also contributed positively to its absolute results but underperformed their benchmark counterparts during the period. Alphabet Inc. outperformed, ending the period close to its all-time high. The company benefited from the stability of its core business, along with strong growth in its cloud and YouTube segments. Sea Ltd. and Spotify Technology SA were top detractors during the period. Sea, a relatively new position in the Portfolio, is the leading Southeast Asian e-commerce company, operating in three online platforms focused on digital entertainment (i.e., gaming), e-commerce, and digital payments. Sea’s stock was under pressure during the fourth quarter of the period on concerns about slowing gaming revenues, losses from global expansion, and potential regulatory risks related to the company’s entry into Brazil. Spotify faced challenges with subscription growth and content costs.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Jennison Large-Cap Growth (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Tesla, Inc.	Automobiles	7.2%
Amazon.com, Inc.	Internet & Direct Marketing Retail	6.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.8%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	5.6%
Microsoft Corp.	Software	5.3%
Shopify, Inc. (Canada) (Class A Stock)	IT Services	4.2%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.1%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	3.1%
Netflix, Inc.	Entertainment	3.0%
Adobe, Inc.	Software	2.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Core Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	27.84%	14.93%	13.81%
S&P 500 Index	28.70	18.47	15.68

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 04/29/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Large-Cap Core Portfolio returned 27.84%. The Portfolio underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

During calendar-year 2021 (the reporting period), the major US equity indices posted positive returns, with the S&P 500 Index slightly outperforming the Nasdaq Index for the first time since 2016. By market capitalization, large-cap stocks outperformed small-cap stocks throughout the period. The Delta and Omicron variants of COVID-19 were headwinds on economic growth in the second half of the period, and the almost certainty of Federal Reserve interest rate hikes in 2022 made the growth outlook for 2022 less certain. Those two factors drove a rotation from small-cap stocks to large-cap stocks in the third and fourth quarters of the period.

Large-cap stocks, as measured by the S&P 500 Index, returned 28.70% during the period. All of the S&P 500’s sectors had strong positive returns, with energy and real estate gaining the most and utilities and consumer staples lagging. Even the poorest-performing S&P 500 Index sectors delivered double-digit positive returns for the period.

Within the large-cap segment of the US equity market, growth ended the period a few percentage points ahead of value, as the Russell 1000 Growth Index returned 27.60% and the Russell 1000 Value Index returned 25.16%. That’s a notable departure from the small-cap segment of the US equity market, where value significantly outperformed growth during the period. The Russell 2000 Value Index gained 28.27%, outpacing the 2.83% return of the Russell 2000 Growth Index.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio narrowly underperformed its benchmark index, the S&P 500 Index. The Portfolio started the period with above-benchmark performance, which was later tempered by weak performance in the fourth quarter of the period. Overweighted exposure relative to the benchmark to valuation-sensitive (i.e., cheaply priced) stocks was a key driver that both helped and then detracted from relative performance.

The Portfolio allocated assets and net flows among three underlying sleeves during the period: 39% to the sleeve managed by PGIM Quantitative Solutions, which includes valuation sensitivity and a propensity to have exposure to more defensive-oriented sectors; 33% to the sleeve managed by Massachusetts Financial Services, which favors higher-quality and large- to mega-cap companies; and 25% to the sleeve managed by J.P. Morgan Investment Management, which tends to have an above-market beta and higher-growth exposure.

The Portfolio’s overall stock selection was a positive contributor to its relative returns for the period, while sector allocation decisions detracted. Security-specific stock choices within the communication services and financials sectors contributed most positively to outperformance. Underweights to a couple of high-performing stocks, Nvidia Corp. and Intuit Inc., in the information technology sector, however, reduced security selection’s contribution to the return. From a sector allocation perspective, the Portfolio’s underweight to the strongly performing energy sector was the most notable detractor. All other allocations did not have a meaningful impact on overall results during the period. The Portfolio no longer held a position in Intuit Inc. at the end of the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Core Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

The use of S&P 500 Index futures did not add or detract from the Portfolio’s performance relative to the benchmark and, therefore, had no material impact on performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Large-Cap Core (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	6.9%
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.4%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	4.2%
Amazon.com, Inc.	Internet & Direct Marketing Retail	2.7%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.9%
Mastercard, Inc. (Class A Stock)	IT Services	1.4%
Johnson & Johnson	Pharmaceuticals	1.4%
SPDR S&P 500 ETF Trust	Exchange-Traded Funds	1.3%
Visa, Inc. (Class A Stock)	IT Services	1.1%
AbbVie, Inc.	Biotechnology	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	18.36%	21.55%	17.99%
Russell 1000® Growth Index	27.60	25.32	19.79
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST Loomis Sayles Large-Cap Growth Portfolio returned 18.36%. The Portfolio underperformed both the Russell 1000 Growth Index and the S&P 500 Index.

What were the market conditions during the reporting period?

US equities produced strong returns in calendar-year 2021 (the reporting period). The gradual lifting of COVID-19-related restrictions led to a substantial improvement in economic growth and corporate earnings compared to their levels in the previous period, contributing to the gains for stocks. While rising inflation prompted the Federal Reserve to adopt a more hawkish tone in the fourth quarter, leading to increased market volatility, the major large-cap indexes closed the year at or near their all-time highs. (Hawkish tends to suggest higher interest rates, opposite of dovish.) In continuation of a long-standing trend, mega-cap information technology and communication services stocks were the key drivers of US market performance during the period. As a result, the growth style, after lagging in the early part of the period, recovered to outperform value within the large-cap space.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio posted positive absolute returns during the reporting period but underperformed its benchmark, the Russell 1000 Growth Index. Stock selection in the industrials sector—as well as the Portfolio’s allocation positioning in the energy, consumer discretionary, and communication services sectors—contributed positively to relative returns. Stock selection in the consumer discretionary, healthcare, consumer staples, communication services, energy, financials, and information technology sectors —as well as the Portfolio’s allocation positioning in the information technology, industrials, healthcare, consumer staples, and financials sectors—detracted from relative performance.

Nvidia Corp. and Alphabet Inc. were the largest contributors to performance during the period. Nvidia is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. Loomis Sayles believes the company’s competitive advantages include its intellectual property (IP), brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. A Portfolio holding since January 2019, Nvidia reported financial results during the period that were better than consensus expectations, driven by broad-based strength that included quarterly revenue records in the company’s gaming, data center, and professional visualization segments. Over its investment horizon, Loomis Sayles believes the company can sustain attractive revenue growth, driven by secular growth in spending on GPUs. As the business shifts increasingly toward its more profitable data center business, Loomis Sayles believes operating profits and free cash flow may grow faster than revenues.

Alphabet is a holding company that owns a collection of businesses, the largest and most important of which is Google—the global leader in online search and advertising that also offers online cloud solutions to businesses and consumers globally. Loomis Sayles believes Alphabet’s competitive advantages include its scale, brand strength, network and business ecosystem power, as well as its innovative culture reinforced by its massive investments in research and development. A long-term Portfolio holding, Alphabet reported financial results during the period that reflected a strong recovery in advertising spending, which had been depressed due to COVID-19, while revenue growth accelerated and adjusted operating margins expanded. Alphabet’s search and YouTube video businesses both benefited from strong growth in direct response ads. YouTube further benefited from strong demand from brand advertisers due to its reach and engagement with more than two billion monthly users who spent more than one billion hours daily on the platform during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Loomis Sayles believes the global secular shift from traditional advertising to online advertising is likely the biggest long-term growth driver for Google. Loomis Sayles further believes investors underestimate Alphabet’s growth opportunities and the intrinsic value of the business given its difficult-to-replicate attributes and business model.

Alibaba Group Holding Ltd. and The Walt Disney Co. were the two lowest contributors to the Portfolio’s relative results during the period. A Portfolio holding since its initial public offering in the third quarter of 2014, Alibaba is a leading China-based e-commerce and consumer-engagement platform provider. With approximately 60% of China’s e-commerce transactions estimated to take place through its marketplaces, Alibaba is the world’s largest retail platform, and Loomis Sayles believes Alibaba’s scale and interconnected sites create a difficult-to-replicate business ecosystem. Its shares had been under pressure since late 2020 due to investor concerns regarding increasing regulatory intervention by the Chinese government, including new regulations regarding monopolistic practices and personal privacy protections, both of which led Alibaba to change certain business practices. While Loomis Sayles expected Alibaba to experience short-term disruptions as it modified its practices to fully comply with new regulatory changes, it did not believe the changes would ultimately impair the company’s difficult-to-replicate competitive advantages. More recently, Loomis Sayles observed increasing competitive pressure in two of Alibaba’s smaller but faster-growing contributors: video streaming and penetration in lower-tier cities.

While Alibaba continues to have a leadership position in video streaming, Loomis Sayles has seen increased competition and market share gains from companies such as Douyin (China’s version of TikTok, each owned by ByteDance Ltd.) and Kuaishou Technology. Loomis Sayles expects this newer format may grow to represent approximately 25% of e-commerce sales over time. And while Loomis Sayles expects Alibaba to remain a leader, it also expects growing competition to take an increasing share of this fast-growing market. Growing competitive intensity has also impacted Loomis Sayles’ assessment of Alibaba’s ongoing penetration of lower-tier cities. Loomis Sayles believes Alibaba maintains leading market share in lower-tier cities but is likely to face heightened competition from companies such as Pinduoduo Inc., JD.com, Inc., and Meituan. As a function of newer market entrants, faster growth from newer formats of e-commerce and lower-tier cities, and recent regulatory changes, at the end of the reporting period Loomis Sayles expected Alibaba’s market share to normalize at a lower level than it previously anticipated, which resulted in a change to its estimate of intrinsic value. While Loomis Sayles’ ongoing analysis lowered its assessment of Alibaba’s intrinsic value, it did not change its assessment that Alibaba is a high-quality company that remains well positioned to benefit from secular growth in China e-commerce over Loomis Sayles’ long-term investment horizon. At the end of the period, Loomis Sayles continued to believe Alibaba traded at a discount to intrinsic value and offered asymmetric reward-to-risk. However, given Loomis Sayles’ most recent analysis, it no longer justified the same degree of capital allocation relative to other opportunities. Loomis Sayles trimmed the position and allocated the proceeds to the Portfolio’s existing holdings in The Boeing Co., Disney, Illumina, Inc., and salesforce.com, Inc.

Founded almost 100 years ago, Disney is one of the largest and most renowned vertically integrated media companies in the world, with iconic entertainment brands and decades of film and TV content that it leverages across its media networks, theme parks, motion picture studios, and direct-to-consumer (DTC) businesses. A new Portfolio purchase in the second quarter of 2020, Disney reported financial results during the period that continued to be significantly impacted by COVID-19 but that were largely in line with or better than consensus expectations for revenues and profitability. However, the company’s shares responded negatively to its most recent earnings release in which subscriptions to the Disney+ streaming service were below elevated investor expectations. Loomis Sayles believes the market continues to underappreciate the long-term opportunity for subscriber growth, pricing increases, and margin expansion in Disney’s DTC platform. Subscribers to its DTC streaming services rose 33% year over year to reach 179 million subscribers globally, led by 118 million subscribers to the company’s Disney+ service, which was launched in November 2019. The company attributed the slowdown in Disney+ subscriber growth in part to the delay of the cricket season in India and to COVID-19-related production issues that delayed its slate of new content. At the end of the period, Loomis Sayles believed COVID-19 would likely continue to have a near-to-mid-term impact but will ultimately be transient. Over its long-term investment horizon, Loomis Sayles believes Disney’s portfolio of iconic brands, its massive scale and geographic reach, and difficult-to-replicate guest experiences, leave the company well positioned to benefit from secular growth in global entertainment spending. Loomis Sayles believed market expectations at the end of the period substantially underestimated the niche position of Disney’s IP, the opportunity to monetize that IP across several global business segments, and its ability to generate sustainable growth in free cash flow. As a result, Loomis Sayles believed Disney’s shares traded at the end of the period at a substantial discount to its estimate of intrinsic value and offered a compelling reward-to-risk opportunity.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Loomis Sayles Large-Cap Growth (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	7.1%
Amazon.com, Inc.	Internet & Direct Marketing Retail	6.3%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	6.0%
Visa, Inc. (Class A Stock)	IT Services	5.3%
Microsoft Corp.	Software	5.0%
Boeing Co. (The)	Aerospace & Defense	4.4%
Oracle Corp.	Software	4.2%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	4.0%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	4.0%
Autodesk, Inc.	Software	4.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST MFS Global Equity Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	16.85%	14.20%	12.81%
MSCI World Index® (GD)	22.35	15.64	13.32
MSCI EAFE Index® (GD)	11.78	10.07	8.53

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST MFS Global Equity Portfolio returned 16.85%. The Portfolio underperformed the MSCI World Index (GD) Index and outperformed the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

During calendar-year 2021 (the reporting period), the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the COVID-19 pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy, and the rollout of several highly effective COVID-19 vaccines. Negative currents included the rapid spread of several COVID-19 variants, widespread global production bottlenecks, and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply-chain disruptions and a new wave of COVID-19 infections.

Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy, and the Federal Reserve (the Fed) reduced the pace of its asset purchases, first in November and again in December. However, the European Central Bank, the Bank of Japan, and the People’s Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of tighter Fed policy but remain historically low.

A harsher Chinese regulatory environment toward industries such as online gaming, food delivery, and education increased market volatility, as did stress in China’s highly leveraged property development sector. Trade relations between the US and China remained quite strained despite a change in presidential administrations.

Signs of excess investor enthusiasm continued to be seen in pockets of the market such as cryptocurrencies and so-called “meme stocks” (i.e., a stock that gains a cult-like following online and through social media platforms). In addition, there was heavy retail participation in the market for short-dated options.

What strategies or holdings affected the Portfolio’s performance?*

A combination of security selection and an underweight position in the information technology (IT) sector was a primary factor that detracted from relative performance. Within this sector, not owning shares of software giant Microsoft Corp., computer graphics processor maker Nvidia Corp., and computer and personal electronics maker Apple Inc. weighed on relative results. The Portfolio’s overweight holdings of global provider of banking and payment technologies Fidelity National Information Services Inc. and global payments technology company Visa Inc. further held back relative performance. The portfolio no longer held positions of Nvidia and Apple at the end of the reporting period.

Stock selection in the communication services sector also detracted from relative returns. Here, not owning shares of technology company Alphabet Inc., along with overweight holdings of cable services provider Comcast Corp. and diversified entertainment company The Walt Disney Co., hindered relative performance. Stocks in other sectors that dampened relative returns included overweight positions in medical device maker Medtronic plc and diversified technology and manufacturing company Honeywell International Inc.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST MFS Global Equity Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Security selection within the consumer discretionary sector contributed to relative performance. Within this sector, not owning shares of Internet retailer Amazon.com Inc. and an overweight position in luxury goods company Cie Financière Richemont SA (Switzerland) strengthened relative performance.

Stock selection in the financial sector supported relative performance, led by overweight holdings of financial services providers Charles Schwab Corp. and Goldman Sachs Group Inc.

Elsewhere, the Portfolio’s overweight positions in IT servicing firm Accenture plc, life sciences supply company Thermo Fisher Scientific Inc., railroad company Kansas City Southern, electrical distribution equipment manufacturer Schneider Electric SE, premium drinks distributer Diageo plc, and pharmaceutical company Merck KGaA had a positive impact on relative performance. The portfolio no longer held positions of Kansas City Southern at the end of the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST MFS Global Equity (As of 12/31/2021)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services	United States	3.5%
Schneider Electric SE	Electrical Equipment	United States	3.3%
Accenture PLC (Class A Stock)	IT Services	United States	3.1%
Visa, Inc. (Class A Stock)	IT Services	United States	2.8%
Comcast Corp. (Class A Stock)	Media	United States	2.7%
Roche Holding AG	Pharmaceuticals	Switzerland	2.6%
Nestle SA	Food Products	Switzerland	2.5%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	2.5%
Diageo PLC	Beverages	United Kingdom	2.4%
Medtronic PLC	Health Care Equipment & Supplies	United States	2.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST MFS Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	23.38%	24.25%	18.87%
Russell 1000® Growth Index	27.60	25.32	19.79
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST MFS Growth Portfolio returned 23.38%. The Portfolio underperformed both the Russell 1000 Growth Index and the S&P 500 Index.

What were the market conditions during the reporting period?

During calendar-year 2021 (the reporting period), the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the COVID-19 pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy, and the rollout of several highly effective COVID-19 vaccines. Negative currents included the rapid spread of several COVID-19 variants, widespread global production bottlenecks, and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply-chain disruptions and a new wave of COVID-19 infections.

Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy, and the Federal Reserve (the Fed) reduced the pace of its asset purchases, first in November and again in December. However, the European Central Bank, the Bank of Japan, and the People’s Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of tighter Fed policy but remain historically low.

A harsher Chinese regulatory environment toward industries such as online gaming, food delivery, and education increased market volatility, as did stress in China’s highly leveraged property development sector. Trade relations between the US and China remained quite strained despite a change in presidential administrations.

Signs of excess investor enthusiasm continued to be seen in pockets of the market such as cryptocurrencies and so-called “meme stocks” (i.e., a stock that gains a cult-like following online and through social media platforms). In addition, there was heavy retail participation in the market for short-dated options.

What strategies or holdings affected the Portfolio’s performance?*

Stock selection in the communication services sector weighed on performance relative to the benchmark. Within this sector, the timing of the Portfolio’s ownership in shares of video game maker Activision Blizzard Inc., as well as overweight positions in video game maker Electronic Arts Inc. and online dating products provider Match Group Inc., held back relative performance.

Stock selection and, to a lesser extent, an underweight position in the information technology sector, weakened relative returns. Within this sector, the Portfolio’s overweight positions in digital payment technology developer PayPal Inc., debit and credit transaction processing company Mastercard Inc., software services provider Autodesk Inc., and software company Adobe Inc. dampened relative results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST MFS Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Stock selection in the consumer discretionary sector detracted from relative performance. Within this sector, not holding shares of electric vehicle manufacturer Tesla Inc. and home improvement retailer The Home Depot Inc. held back relative results. Stock selection and, to a lesser extent, an overweight position in the industrials sector hindered relative returns, led by the Portfolio’s holdings in analytics services provider Clarivate plc.

Stock selection in healthcare contributed to relative performance. The Portfolio benefited from holding shares of clinical research organization ICON plc, as well as the timing of the benchmark’s ownership of shares of healthcare equipment manufacturer Danaher Corp. In addition, an overweight position in life sciences supply company Thermo Fisher Scientific Inc. further supported relative performance. Stock selection in the materials sector also bolstered relative returns, led by an overweight position in paint and coating manufacturer The Sherwin-Williams Co.

Elsewhere, the Portfolio’s overweight positions in financial management solutions provider Intuit, Inc., technology company Alphabet Inc., semiconductor company Lam Research Corp., and semiconductor chip and electronics engineering solutions provider Applied Materials Inc. helped relative results. Additionally, not holding shares of communications platform services provider Zoom Video Communications Inc. and the Portfolio’s position in shares of semiconductor equipment manufacturer ASML Holding NV aided relative performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST MFS Growth (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	11.2%
Amazon.com, Inc.	Internet & Direct Marketing Retail	7.0%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	5.5%
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.4%
Adobe, Inc.	Software	3.8%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	3.4%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	2.9%
Intuit, Inc.	Software	2.8%
Mastercard, Inc. (Class A Stock)	IT Services	2.8%
Danaher Corp.	Life Sciences Tools & Services	2.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST MFS Large-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	25.05%	12.12%	12.58%
Russell 1000® Value Index	25.16	11.16	12.56
S&P 500 Index	28.70	18.47	16.23

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 08/20/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST MFS Large-Cap Value Portfolio returned 25.05%. The Portfolio underperformed both the Russell 1000 Value Index and the S&P 500 Index.

What were market conditions during the reporting period?

During calendar-year 2021 (the reporting period), the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the COVID-19 pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy, and the rollout of several highly effective COVID-19 vaccines. Negative currents included the rapid spread of several COVID-19 variants, widespread global production bottlenecks, and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply-chain disruptions and a new wave of COVID-19 infections.

Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy, and the Federal Reserve (the Fed) reduced the pace of its asset purchases, first in November and again in December. However, the European Central Bank, the Bank of Japan, and the People’s Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of tighter Fed policy but remain historically low.

A harsher Chinese regulatory environment toward industries such as online gaming, food delivery, and education increased market volatility, as did stress in China’s highly leveraged property development sector. Trade relations between the US and China remained quite strained despite a change in presidential administrations.

Signs of excess investor enthusiasm continued to be seen in pockets of the market such as cryptocurrencies and so-called “meme stocks” (i.e., a stock that gains a cult-like following online and through social media platforms). In addition, there was heavy retail participation in the market for short-dated options.

What strategies or holdings affected the Portfolio’s performance?*

An underweight position in the communication services sector contributed to relative performance. Within this sector, not owning diversified entertainment company The Walt Disney Co. and telecommunication services provider AT&T Inc. aided results, as did the Portfolio’s underweight position in telecommunications services provider Verizon Communications Inc.

Stock selection in the industrials, consumer staples, and consumer discretionary sectors also boosted relative returns. Within industrials, overweight positions in building controls and systems supplier Johnson Controls International plc and consumer credit reporting agency Equifax Inc. supported relative performance. There were no individual stocks within the consumer staples sector that were among the Portfolio’s largest relative contributors during the reporting period. Within the consumer discretionary sector, holdings of home improvement retailer Lowe’s Companies Inc. bolstered relative results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST MFS Large-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Stocks in other sectors that aided relative performance included overweight positions in information technology servicing firm Accenture plc, securities exchange services provider Nasdaq Inc., and consultancy firm Marsh & McLennan Companies Inc. The timing of the Portfolio’s ownership of shares in risk management and human capital consulting services provider Aon plc also contributed to results.

A combination of stock selection and an overweight position in the healthcare sector detracted from relative performance. Here, the Portfolio’s overweight position in medical devices maker Medtronic plc weighed on relative returns, similarly not owning shares in health insurance provider UnitedHealth Group Inc., also detracted.

An underweight position in both the real estate and energy sectors also weakened relative returns. There were no individual stocks within the real estate sector that were among the Portfolio’s largest relative detractors during the reporting period. Within energy, not owning integrated oil and gas company Exxon Mobil Corp. weighed on results.

Elsewhere, overweight positions in cable services provider Comcast Corp., diversified technology and manufacturing company Honeywell International Inc., global provider of banking and payment technologies Fidelity National Information Service, Inc., diversified financial services firm Citigroup Inc., and financial technology services provider Fiserv Inc. dampened relative performance. Additionally, not owning technology company Alphabet Inc. and financial services firm Bank of America Corp. further hindered relative returns.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST MFS Large-Cap Value (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
JPMorgan Chase & Co.	Banks	4.1%
Johnson & Johnson	Pharmaceuticals	3.4%
Accenture PLC (Class A Stock)	IT Services	2.9%
Aon PLC (Class A Stock)	Insurance	2.7%
Comcast Corp. (Class A Stock)	Media	2.6%
Texas Instruments, Inc.	Semiconductors & Semiconductor Equipment	2.4%
Honeywell International, Inc.	Industrial Conglomerates	2.2%
Marsh & McLennan Cos., Inc.	Insurance	2.2%
Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services	2.2%
Chubb Ltd.	Insurance	2.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Mid-Cap Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	10.49%	18.71%	14.83%
Russell MidCap® Growth Index	12.73	19.83	16.63
S&P MidCap 400 Index	24.76	13.09	14.20

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST Mid-Cap Growth Portfolio returned 10.49%. The Portfolio underperformed both the Russell Midcap Growth Index and the S&P MidCap 400 Index.

What were the market conditions during the reporting period?

During calendar-year 2021 (the reporting period), the major US equity indices posted positive returns, with the S&P 500 Index slightly outperforming the Nasdaq Index for the first time since 2016. By market capitalization, large-cap stocks outperformed small-cap stocks throughout the period. The Delta and Omicron variants of COVID-19 were headwinds on economic growth in the second half of the period, while the Federal Reserve’s signals that it might hike interest rates made the growth outlook for 2022 less certain. Those two factors drove a rotation from small-cap stocks to large-cap stocks in the third and fourth quarters of the period.

Style was an important factor during the period. In a reversal from 2020, mid-cap value stocks significantly outperformed their growth counterparts, with the Russell Midcap Value Index advancing 28.34% during the period while the Russell Midcap Growth Index (the Index) gained 12.73%. Against this setting, mid-cap strategies with a bias toward higher-growth companies struggled versus those focused on value and growth-at-a-reasonable-price companies.

Within the Portfolio’s benchmark, the Index, the strongest-performing sector was energy (+53%), followed by real estate, industrials, and financials. Typically considered “value sectors,” energy, real estate, and financials make up the smallest portion of the Index (1%, 2%, and 4%, respectively); therefore, their impact as a whole was minimal. All but two Index sectors, consumer staples and communications services, finished in positive territory during the period.

What strategies or holdings affected the Portfolio’s performance?*

Stock selection was neutral while sector allocation detracted from returns relative to the Index during the period. Regarding stock selection, the Portfolio benefited from significant gains in the communication services, healthcare, and financials sectors. These gains were offset somewhat by losses in the information technology and consumer discretionary sectors. Regarding allocation, relative results lagged due to an overweight position versus the Index in the poorly performing communication services sector, as well as an underweight position to the top-performing energy sector.

The Portfolio’s multi-subadvisor structure was somewhat beneficial, as the complementary investment processes were able to offset some of the stylistic factors that prevailed during the period. The Portfolio allocates assets and net flows between the two underlying sleeves: the MFS sleeve, which follows a high-quality investment approach that focuses on stocks with improving earnings and strong cash flows, and the Victory sleeve, which is characterized by momentum-driven names with higher earnings and growth rates.

The MFS sleeve outperformed during the period, as its more defensive strategy was successful in an environment that rewarded lower-risk, more reasonably priced, growth stocks. However, the MFS sleeve’s results were not able to fully counter struggles experienced by the Victory sleeve. The Victory sleeve’s momentum style held up better than the MFS sleeve’s style during the first half of the period but struggled during the rocky second half of the period as markets rewarded more value-centric factors.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Mid-Cap Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

The Portfolio’s risk factor exposures had a neutral impact on relative performance during the period. An overweight exposure to momentum detracted from relative returns; while an overweight exposure to value, combined with an underweight to beta, contributed positively to performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Mid-Cap Growth (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Monolithic Power Systems, Inc.	Semiconductors & Semiconductor Equipment	2.2%
MSCI, Inc.	Capital Markets	2.2%
Synopsys, Inc.	Software	2.1%
West Pharmaceutical Services, Inc.	Life Sciences Tools & Services	1.8%
PerkinElmer, Inc.	Life Sciences Tools & Services	1.8%
Charles River Laboratories International, Inc.	Life Sciences Tools & Services	1.8%
Entegris, Inc.	Semiconductors & Semiconductor Equipment	1.7%
Cadence Design Systems, Inc.	Software	1.6%
Lululemon Athletica, Inc.	Textiles, Apparel & Luxury Goods	1.5%
Pool Corp.	Distributors	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Mid-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	33.63%	8.59%	12.34%
Russell MidCap® Value Index	28.34	11.22	13.44
Russell MidCap® Index	22.58	15.10	14.91

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell Midcap® Index and Russell Midcap® Value Index are trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST Mid-Cap Value Portfolio returned 33.63%. The Portfolio outperformed both the Russell Midcap Value Index and the Russell Midcap Index.

What were the market conditions during the reporting period?

Mid-cap value stocks, as represented by the Russell Midcap Value Index (the Index), returned 28.34% in calendar-year 2021 (the reporting period), significantly outperforming their growth counterparts, as represented by the Russell Midcap Growth Index, which returned 12.73%. The rotation from growth stocks to value stocks, which began at the end of 2020 and continued throughout 2021, coupled with value stocks remaining “cheap,” contributed to the value-growth performance spread, or return differential. All sectors within the Index posted positive returns during the period, but these results were primarily driven by pro-cyclical sectors such as energy, real estate, financials, and consumer discretionary, with each one returning more than 30% for the period. Continued inflationary fears and supply/demand factors pushed commodity prices higher, leading to a 56.64% return for the energy sector within the Index.

From a risk perspective, higher beta managers with higher-valuation/momentum biases were in favor during the period, while smaller-size, higher-growth, and less-liquid names were out of favor. During the first half of the period, market advances were narrow in breadth and driven by irrational trends rather than by positive business fundamentals. This reversed course toward the end of the period as companies with sound management and profitability drove returns.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio outperformed the Index due in part to its multi-manager structure and complementary investment styles. The Portfolio allocates assets and net flows among three underlying sleeves: 44% to Massachusetts Financial Services Company, which seeks to protect assets in down markets; 22% to Wellington Management Company LLP, which generally outperforms in an economic recovery and when smaller stocks are in favor; and 34% to Victory Capital Management Inc., which has more of a growth and quality-oriented bias among mid-cap value managers.

From an asset selection standpoint, investments in the energy, industrials, healthcare, and information technology sectors contributed positively to the Portfolio’s performance during the period. These holdings staged a meaningful recovery from the effects of the COVID-19 pandemic that hampered the US economy during the early part of 2020.

With all sectors in the Index posting double-digit returns during the period, the subadvisors found it difficult to keep pace with their underweight positions to the energy and real estate sectors, which had outsized benchmark returns. However, overweights to the financials and materials sectors added value.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Mid-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Mid-Cap Value (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Vanguard Mid-Cap Value ETF	Exchange-Traded Funds	2.0%
Zions Bancorp NA	Banks	1.7%
Alleghany Corp.	Insurance	1.4%
Leidos Holdings, Inc.	Professional Services	1.2%
Middleby Corp. (The)	Machinery	1.2%
Celanese Corp.	Chemicals	1.0%
iShares Russell Mid-Cap Value ETF	Exchange-Traded Funds	0.9%
Molina Healthcare, Inc.	Health Care Providers & Services	0.9%
Quest Diagnostics, Inc.	Health Care Providers & Services	0.9%
Assurant, Inc.	Insurance	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	4.54%	18.03%	15.08%
Russell 2000® Growth Index	2.83	14.53	14.14
Russell 2000® Index	14.82	12.02	13.23

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® Index and Russell 2000® Growth Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST Small-Cap Growth Portfolio returned 4.54%. The Portfolio outperformed the Russell 2000 Growth Index and underperformed the Russell 2000 Index.

What were the market conditions during the reporting period?

During calendar-year 2021 (the reporting period), the major US equity indices posted positive returns, with the S&P 500 Index slightly outperforming the Nasdaq Index for the first time since 2016. By market capitalization, large-cap stocks outperformed small-cap stocks throughout the period. The Delta and Omicron variants of COVID-19 were headwinds on economic growth in the second half of the period, and the almost certainty of Federal Reserve interest rate hikes in 2022 made the growth outlook for 2022 less certain. Those two factors drove a rotation from small-cap stocks to large-cap stocks in the third and fourth quarters of 2021.

Small-cap stocks, as represented by the Russell 2000 Index, finished the first half of the period in positive territory, largely due to the share-price performance of “meme” stock AMC Entertainment Holdings Inc., which was up more than 2,500% over the full period. During the second half of the period, the stock’s price was cut in half, contributing to negative results for the Russell 2000 Index over that time. (The “meme” stock phenomenon is where a stock gains a cult-like following online and through social media platforms.)

Style was an important factor during the period. In a reversal from 2020, small-cap value stocks significantly outperformed their growth counterparts, with the Russell 2000 Value Index advancing 28.27% during the period. The Portfolio’s benchmark, the Russell 2000 Growth Index (the Index), gained 2.83%. Against this setting, small-cap strategies with a bias toward higher-growth companies struggled versus those focused on value and growth-at-a-reasonable-price.

Within the Index, the strongest-performing sector was energy, followed by real estate, industrials, and consumer staples. Energy and real estate make up the smallest portions of the Index (1% and 3%, respectively); therefore, their overall impact was minimal. All but two (healthcare and communications services) of the Index’s sectors finished in positive territory for the period.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio outperformed its benchmark, the Russell 2000 Growth Index, during the reporting period, due in part to its multi-manager structure and complementary investment styles. The Portfolio allocated assets and net flows between two underlying sleeves: 55% to the Emerald Mutual Fund Advisers Trust sleeve, which includes valuation sensitivity and tactically invests in biotechnology and pre-profit companies when risk-reward opportunities are presented, and 45% to the sleeve managed by UBS Asset Management Inc., which favors higher-quality and high-growth small-cap companies.

Overall, sector allocation decisions were positive and primarily driven by an underweight position in the healthcare sector and overweight positions in the industrials, financials, consumer discretionary, and communication services sectors. Underweight exposures to the real estate and materials sectors weighed on results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Stock selection overall modestly detracted from the Portfolio’s relative performance during the period. Specifically, stock selection in the biotechnology, healthcare providers & services, interactive media & services, and food & staples retailing industries bolstered relative results. However, certain holdings among banks, insurance, and thrift & mortgage finance stocks detracted from relative results.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Small-Cap Growth (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Rapid7, Inc.	Software	2.0%
Chart Industries, Inc.	Machinery	2.0%
Churchill Downs, Inc.	Hotels, Restaurants & Leisure	1.6%
iShares Russell 2000 Growth ETF	Exchange-Traded Fund	1.6%
Herc Holdings, Inc.	Trading Companies & Distributors	1.5%
Vanguard Small-Cap Growth ETF	Exchange-Traded Fund	1.4%
Forward Air Corp.	Air Freight & Logistics	1.4%
MACOM Technology Solutions Holdings, Inc.	Semiconductors & Semiconductor Equipment	1.3%
Planet Fitness, Inc. (Class A Stock)	Hotels, Restaurants & Leisure	1.3%
Lattice Semiconductor Corp.	Semiconductors & Semiconductor Equipment	1.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Growth Opportunities Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-1.35%	15.69%	14.91%
Russell 2000® Growth Index	2.83	14.53	14.14
Russell 2000® Index	14.82	12.02	13.23

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® Index and Russell 2000® Growth Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST Small-Cap Growth Opportunities Portfolio returned -1.35%. The Portfolio underperformed both the Russell 2000 Growth Index and the Russell 2000 Index.

What were the market conditions during the reporting period?

During calendar-year 2021 (the reporting period), the major US equity indices posted positive returns, with the S&P 500 Index slightly outperforming the Nasdaq Index for the first time since 2016. By market capitalization, large-cap stocks outperformed small-cap stocks throughout the period. The Delta and Omicron variants of COVID-19 were headwinds on economic growth in the second half of the period, while the Federal Reserve’s signals that it might hike interest rates made the growth outlook for 2022 less certain. Those two factors drove a rotation from small-cap stocks to large-cap stocks in the third and fourth quarters of the period.

Small-cap stocks, as represented by the Russell 2000 Index, finished the first half of the period in positive territory (+17.5%), largely due to results from “meme” stock AMC Entertainment Holdings Inc., which was up more than 2,500% overall during the period. During the second half of the period, the stock’s price was cut in half, contributing to negative results for the Russell 2000 Index in that time frame. (The “meme” stock phenomenon is where a stock gains a cult-like following online and through social media platforms.)

Style was an important factor during the period. In a reversal from 2020, small-cap value stocks significantly outperformed their growth counterparts, with the Russell 2000 Value Index advancing 28.27% during the period while the Russell 2000 Growth Index (the Index) gained a 2.83%. Against this setting, small-cap strategies with a bias toward higher-growth companies struggled versus those focused on value and growth-at-a-reasonable-price companies.

Within the Portfolio’s benchmark, the Index, the strongest-performing sector was energy, followed by real estate, industrials, and consumer staples. Energy and real estate make up the smallest portion of the Index (1% and 3%, respectively); therefore, their overall impact was minimal. All but two of the Index’s sectors, healthcare and communication services, finished in positive territory during period.

What strategies or holdings affected the Portfolio’s performance?*

Stock selection detracted from the Portfolio’s relative results during the period, while sector allocation was positive. The Portfolio benefited from stock selection in the information technology, materials, and industrials sectors. On the downside, holdings in the healthcare, communication services, and consumer staples sectors hampered relative results. The Portfolio’s underweight to healthcare was additive to relative results, as were allocations in information technology and industrials.

The Portfolio’s multi-subadvisor structure was somewhat beneficial during the period, as the complementary investment processes benefited from certain stylistic factors. The Portfolio allocates assets and net flows between two underlying sleeves: 60% to the sleeve managed by Wellington Management Company LLP, which includes a more defensive, high-quality investment strategy that focuses on stocks with improving businesses and strong cash flows, and 40% to the sleeve managed by Victory Capital Management Inc., which is characterized by more momentum-driven names with higher earnings and growth rates. The Victory sleeve’s higher growth and momentum strategy struggled during the first and third quarters of the period; however, the sleeve benefited from growth factor tailwinds in the second quarter when factors improved. The Wellington sleeve’s more defensive strategy helped to temper

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Growth Opportunities Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

the Portfolio’s results during the market’s decline in the second half of the period, leading to outperformance for the sleeve as value risk factors were rewarded. However, the Wellington sleeve’s results were not enough to offset the Victory sleeve’s struggles.

The Portfolio’s risk factor exposures had a positive impact on relative performance during the period. Exposure to size, namely the larger end of the small-cap universe, contributed positively to results. Additionally, an overweight to value factors, such as dividend yield and earnings yield, proved beneficial. For the period, the Portfolio’s slight underweight to beta was also additive to relative results.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Small-Cap Growth Opportunities (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Vanguard Small-Cap Growth ETF	Exchange-Traded Funds	2.1%
Omnicell, Inc.	Health Care Technology	1.5%
Wingstop, Inc.	Hotels, Restaurants & Leisure	1.4%
Fox Factory Holding Corp.	Auto Components	1.3%
Varonis Systems, Inc.	Software	1.3%
Lattice Semiconductor Corp.	Semiconductors & Semiconductor Equipment	1.3%
WillScot Mobile Mini Holdings Corp.	Construction & Engineering	1.2%
John Bean Technologies Corp.	Machinery	1.1%
Synaptics, Inc.	Semiconductors & Semiconductor Equipment	1.1%
R1 RCM, Inc.	Health Care Providers & Services	1.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	31.52%	7.57%	11.77%
Russell 2000® Value Index	28.27	9.07	12.03
Russell 2000® Index	14.82	12.02	13.23

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® Index and Russell 2000® Value Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST Small-Cap Value Portfolio returned 31.52%. The Portfolio outperformed both the Russell 2000 Value Index and the Russell 2000 Index.

What were the market conditions during the reporting period?

Calendar-year 2021 (the reporting period) was, as in the prior period, a roller-coaster ride for equities, including small-cap stocks. Volatility remained abundant given macro events such as the ongoing global COVID-19 pandemic giving rise to several variants, supply shortages, rising energy prices, and anticipation of the Federal Reserve’s likely path to combat inflation. Small-cap equities were further enhanced by the “meme” stock phenomenon, whereby a stock gains a cult-like following online and through social media platforms (e.g., massive gains by distressed names such as GameStop Corp. and AMC Entertainment Holdings, Inc.). For the period, the Russell 2000 Index gained 14.82% but trailed the 25.66% advance of the broad-based Russell 3000 Index.

While not the case for the larger-cap indexes, in the small- and mid-cap segments value stocks outperformed growth stocks by a notable margin. During the period, the Portfolio’s benchmark, the Russell 2000 Value Index (the Index), advanced 28.27%, while the Russell 2000 Growth Index gained only 2.83%. Against this backdrop, small-cap investment strategies with a greater value bias tended to outperform those focused on growth or relative value.

Within the Index, there remained a significant divergence in sector returns. In a reversal from 2020, energy was by far the strongest-performing sector during the period as prices and demand rebounded. Other sectors of relative strength were consumer discretionary, real estate, materials, and the Index’s largest sector, financials. While no sector posted a negative return on an absolute basis during the period, health care and utilities lagged. Industrials, the second-largest sector in the Index, also trailed but in a more moderate fashion.

What strategies or holdings affected the Portfolio’s performance?*

Versus the Index, stock selection drove the majority of outperformance, while the Portfolio’s allocations were modestly beneficial. For the latter, an underweight to healthcare, biotechnology more specifically, offset the detracting effects of underweights to the rallying energy and consumer discretionary sectors. Regarding stock selection, relative strength was most impressive in financials and real estate and positive in all other sectors except communication services and information technology. From a style perspective, the Portfolio was tilted toward value, momentum, and higher-quality stocks and away from volatility, which was rewarded during the period.

Both of the Portfolio’s sleeves—one managed by LMCG Investments, LLC and the other managed by J.P. Morgan Investment Management, Inc.—outpaced the Index during the period. Within the sleeve managed by LMCG, outperformance was more moderate given its lower volatility, higher quality (e.g., higher return on equity, profitability, and lower leverage), larger size, and relative value temperament. Those characteristics were markedly out of favor at the beginning of the period but returned to favor later on. By sector, an underweight to the underperforming healthcare (biotechnology) sector, coupled with strong selection in financials and real estate, were the largest contributors. Conversely, an underweight to energy and consumer discretionary, plus weak

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

stock selection within industrials, tempered relative returns. The sleeve managed by J.P. Morgan was helped by its deeper value, momentum, smaller size, and higher beta biases, which led to stronger results and greater outperformance versus the Index. Positive stock selection was seen in multiple sectors, most notably in financials and industrials. Negative stock selection was limited to communication services and information technology.

Regarding derivatives, the sleeve managed by J.P. Morgan used equity index futures to gain exposure to equity markets. The small number of these instruments held during the period had no material impact on the Portfolio’s performance. LMCG did not utilize derivatives during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Small-Cap Value (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Vanguard Small-Cap Value ETF	Exchange-Traded Funds	1.5%
iShares Russell 2000 Value ETF	Exchange-Traded Funds	1.4%
Regal Rexnord Corp.	Electrical Equipment	1.3%
Newmark Group, Inc. (Class A Stock)	Real Estate Management & Development	1.3%
Portland General Electric Co.	Electric Utilities	1.1%
Korn Ferry	Professional Services	0.9%
Wintrust Financial Corp.	Banks	0.9%
Western Alliance Bancorp	Banks	0.9%
Pinnacle Financial Partners, Inc.	Banks	0.9%
Sterling Bancorp	Banks	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Large-Cap Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	17.11%	24.63%	20.03%
Russell 1000® Growth Index	27.60	25.32	19.79
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST T. Rowe Price Large-Cap Growth Portfolio returned 17.11%. The Portfolio underperformed both the Russell 1000 Growth Index and the S&P 500 Index.

What were market conditions during the reporting period?

Despite the ongoing COVID-19 pandemic, major US stock indexes advanced during calendar-year 2021 (the reporting period), extending the brisk rebound that started in the spring of 2020. Many indexes repeatedly reached record highs throughout the period. Equities rose as economies reopened and recovered, facilitated by the rollout of COVID-19 vaccines, some federal fiscal relief, and robust growth in corporate earnings. Elevated inflation—which stemmed in part from shortages of some goods and materials, disruptions in the global supply chain, the emergence of new COVID-19 variants, and the decision by the Federal Reserve to taper its monthly asset purchases starting in November 2021—was among the factors that occasionally weighed down the financial markets.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio delivered positive returns but underperformed its benchmark Russell 1000 Growth Index during the reporting period. Overall, stock selection detracted from relative performance.

Information technology was the largest detractor from relative performance during the period due to stock selection in sectors such as global payments. Shares in this sector were hampered by an uneven and delayed recovery in payment volumes due to intermittent resurgences of COVID-19 infections.

Security selection in the consumer discretionary sector also detracted from relative results, driven by an underweight in Tesla Inc. Shares of Tesla climbed higher during the period as the company successfully ramped up production amid a global supply-chain disruption to meet strong electric vehicle (EV) demand. Profitability also benefited from a mix of higher-margin Model Y deliveries, particularly in China. Despite appreciating Tesla’s current leadership in the EV space and the company’s high level of differentiated innovation, the Portfolio currently maintains zero exposure to the stock out of concerns over the emergence of legitimate competition on the horizon and a belief that there is a dislocation between valuation and fundamentals.

Unfavorable stock choices in communication services further hampered relative performance during the period. Within the sector, Tencent Holdings Ltd. drove relative returns. Continued waves of regulatory pressure weighed on the company’s stock as new guidelines were introduced to combat anticompetitive practices and step-up oversight of video game approval. The portfolio no longer held positions of Tencent Holdings Ltd. at the end of the reporting period.

In contrast, industrials and business services were the largest contributors to relative results, owing to an underweight allocation. Within these sectors, the Portfolio continues to focus on areas believed to offer secular, rather than cyclical, growth. As such, the Portfolio continues to emphasize unique, company-specific opportunities with the potential to drive meaningful growth, regardless of the economic backdrop.

A lack of exposure to consumer staples also had a positive impact on relative performance during the period. This defensive haven fell out of favor, in part due to the continued rollout of COVID-19 vaccines, which are expected to reduce stay-at-home behavior. The sector generally lacks the compelling growth opportunities required to meet the Portfolio’s investment criteria.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Large-Cap Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Large-Cap Growth (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	9.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	8.1%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	7.7%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	5.7%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.6%
Intuit, Inc.	Software	3.8%
salesforce.com, Inc.	Software	3.4%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	3.0%
UnitedHealth Group, Inc.	Health Care Providers & Services	2.7%
Intuitive Surgical, Inc.	Health Care Equipment & Supplies	2.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Large-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	25.54%	11.18%	10.14%
Russell 1000® Value Index	25.16	11.16	12.97
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST T. Rowe Price Large-Cap Value Portfolio returned 25.54%. The Portfolio outperformed the Russell 1000 Value Index and underperformed the S&P 500 Index.

What were market conditions during the reporting period?

Despite the ongoing COVID-19 pandemic, major US stock indexes advanced during calendar-year 2021 (the reporting period), extending the brisk rebound that started in the spring of 2020. Many indexes repeatedly reached record highs throughout the period. Equities rose as economies reopened and recovered, facilitated by the rollout of COVID-19 vaccines, some federal fiscal relief, and robust growth in corporate earnings. Elevated inflation—which stemmed in part from shortages of some goods and materials, disruptions in the global supply chain, the emergence of new COVID-19 variants, and the decision by the Federal Reserve to taper its monthly asset purchases starting in November 2021—was among the factors that occasionally weighed down the financial markets.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio delivered positive returns during the reporting period, outperforming its benchmark, the Russell 1000 Value Index. Stock selection was the primary reason for relative outperformance during the period. Selection in the financial sector was the largest contributor to the Portfolio’s relative results, driven by holdings such as Signature Bank.

The information technology sector also aided the Portfolio’s relative returns during the period, owing to favorable security selection. Shares of Microsoft Corp. ended the period higher as the company continued to deliver impressive results, including strong revenue growth in its cloud computing and productivity and business-processes segments. Midway through the period, Microsoft’s shares also benefited from accelerated corporate spending on enterprise technology services. An underweight position and security picks in the communication services sector also had a positive impact on the Portfolio’s relative returns.

In contrast, stock selection in the healthcare sector was a notable detractor during the period, driven by holdings such as Zimmer Biomet Holdings Inc. Stock selection in the industrials and business services sectors also weighed on relative performance, due to certain weak stock choices such as General Electric Co.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Large-Cap Value Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Large-Cap Value (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Wells Fargo & Co.	Banks	3.6%
General Electric Co.	Industrial Conglomerates	3.2%
American International Group, Inc.	Insurance	2.9%
United Parcel Service, Inc. (Class B Stock)	Air Freight & Logistics	2.8%
Microsoft Corp.	Software	2.7%
Southern Co. (The)	Electric Utilities	2.5%
TotalEnergies SE (France), ADR	Oil, Gas & Consumable Fuels	2.4%
Chubb Ltd.	Insurance	2.3%
QUALCOMM, Inc.	Semiconductors & Semiconductor Equipment	2.3%
Charles Schwab Corp. (The)	Capital Markets	2.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Natural Resources Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	23.80%	5.40%	3.67%
Lipper Global Natural Resources Fund Index	32.46	3.86	2.10
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST T. Rowe Price Natural Resources Portfolio returned 23.80%. The Portfolio underperformed both the Lipper Global Natural Resources Fund Index and the S&P 500 Index.

What were market conditions during the reporting period?

The MSCI World Select Natural Resources Index posted strong gains for calendar-year 2021 (the reporting period) and meaningfully outpaced the broader S&P 500 Index. Despite a sharp pullback late in the period, most commodities advanced, benefiting from a surge in inflation, supply-chain disruptions, and a recovery in demand as global economies gradually reopened. Low natural gas inventories in Europe, unfavorable weather in Brazil, and disrupted Russian gas exports resulted in a global natural gas shortage that drove prices up sharply. Meanwhile, strong demand for electricity, along with infrastructure woes, amid high gas prices forced energy suppliers to look for alternative sources, triggering a significant rally in coal and oil prices. However, precious metals underperformed due, in part, to market participants opting for yield-bearing assets in anticipation of a rising interest rate environment.

What strategies or holdings affected the Portfolio’s performance?*

An overweight allocation to, and stock selection within, paper and forest products was the largest detractor from the Portfolio’s relative performance during the reporting period. A cyclical pullback in containerboard weighed on shares of Packaging Corporation of America, the fourth-largest producer of containerboard in North America, and International Paper Co., the largest producer of containerboard globally, during the period. At the end of the period, T. Rowe Price still liked the long-term outlook for these companies, as it believed the cost curve would steepen to the advantage of low-cost producers and that the growing emphasis on environmental, social, and governance criteria would add additional support to the industry.

A significant underweight allocation to US mixed exploration and production also hindered the Portfolio’s relative results during the period. A deep cyclical rally and exogenous (i.e., external) shocks to the oil and gas supply chains from weather, geopolitics, and COVID-19 drove commodity prices significantly above long-term incentive prices to the detriment of the Portfolio’s defensive positioning. An underweight position, coupled with stock selection, in non-US oil and gas exploration and production further hampered the Portfolio’s relative performance.

Conversely, an underweight allocation to precious metals and minerals was the largest positive contributor to the Portfolio’s relative performance during the period. Shares of gold miner Wesdome Gold Mines Ltd. produced positive returns during the period and meaningfully outperformed the broader sector. In T. Rowe Price’s view, the company has a good production pipeline and thoughtfully allocates capital by undertaking growth projects that are accretive to its return on invested capital. Positioning in the electrical components and equipment industry also had a positive impact on the Portfolio’s relative performance due to strong stock choices. Within the industry, shares of Schneider Electric SE aided relative results.

At the end of the period, T. Rowe Price continued to believe a secular bear market for commodities persists. As such, the Portfolio remained underweight to energy, as oil productivity was still improving, pressuring the cost curve and leaving a challenged long-term outlook for the segment. T. Rowe Price favored beneficiaries of commodity deflation—including utilities, packaging, and specialty chemicals—as well as industries such as paper and forest products, where it thinks cost curves are rising and demand is improving.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Natural Resources Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

At the end of the period, the Portfolio did not hold derivatives. The Portfolio did hold equity options and rights during the period. The estimated return impact from employing equity options was one basis point while the use of rights had a negligible impact for the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Natural Resources (As of 12/31/2021)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
TotalEnergies SE	Integrated Oil & Gas	France	4.5%
ConocoPhillips	Oil & Gas Exploration & Production	United States	4.2%
Sherwin-Williams Co. (The)	Specialty Chemicals	United States	3.2%
Chevron Corp.	Integrated Oil & Gas	United States	2.9%
EOG Resources, Inc.	Oil & Gas Exploration & Production	United States	2.7%
Equinor ASA	Integrated Oil & Gas	Norway	2.7%
Linde PLC	Industrial Gases	United Kingdom	2.7%
Boliden AB	Diversified Metals & Mining	Sweden	2.5%
Pioneer Natural Resources Co.	Oil & Gas Exploration & Production	United States	2.2%
Devon Energy Corp.	Oil & Gas Exploration & Production	United States	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Wellington Management Hedged Equity Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	12.06%	9.23%	8.79%
Blended Index	14.84	11.43	10.10
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 3000® Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2021, the AST Wellington Management Hedged Equity Portfolio returned 12.06%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

For calendar-year 2021 (the reporting period), global equities rose 21.40%, as measured by a custom equity index consisting of 70% Russell 3000 Index and 30% MSCI EAFE Index. Markets advanced during the first half of the period amid the accelerating global rollout of COVID-19 vaccines, a favorable outlook for global economic growth, strong corporate earnings, and substantial support from governments and central banks. The European Parliament approved the Recovery and Resilience Facility, which allocated €672.5 billion in grants and loans to help European Union countries alleviate the social and economic effects of the pandemic. In the United States, President Biden signed into law a massive $1.9 trillion coronavirus relief bill. The combination of surging commodity prices, pent-up demand, global supply-chain disruptions, and stimulus-powered economic growth drove inflation expectations higher, prompting some central banks to raise interest rates or consider tighter monetary policy. The global decline in COVID-19 cases came to a halt during the second quarter of the period, as the rapid spread of the highly infectious Delta variant of COVID-19 disrupted plans to lift lockdowns in many countries and reopen economies.

In the third quarter of the period, global equities fell as markets contended with pandemic uncertainty, moderating economic growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation. In Asia, the Delta variant spread shuttered factories and snarled traffic at several major ports, exacerbating supply-chain disruptions and driving shipping costs and goods prices even higher. China’s regulatory crackdown on private education businesses and companies that handle large quantities of data pummeled the shares of Chinese technology stocks, sparking fears of more regulations for private companies. Then, a debt crisis at one of China’s largest property developers, the China Evergrande Group, destabilized financial markets and fueled concerns about lasting damage to China’s credit conditions and its economy.

However, global equities rebounded in the fourth quarter of the period, as risk sentiment was bolstered by strong corporate earnings, still-accommodative financial conditions, and robust global equity inflows. Equity volatility spiked sharply as the Omicron variant of COVID-19 proliferated across the globe, although the impact on financial markets was tempered by evidence that this variant poses less-severe health consequences than its predecessors. Meanwhile, swelling energy prices, robust demand, and ongoing supply-chain disruptions continued to push inflation above forecasts, increasing the pressure on central banks to curb their ultra-accommodative monetary policies and pandemic-era stimulus measures without choking off economic growth. In response to persistent inflation pressures, many central bank policymakers in developed markets began unwinding their stimulus measures and setting a course for higher interest rates.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Wellington Management Hedged Equity Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the period, the Portfolio underperformed its blended benchmark, which consists of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% US Treasury bills. As markets rose during the period, the Portfolio’s underperformance was driven by a hedging strategy that is designed to mitigate capital losses in periods when equity markets decline. However, the underlying equity strategy outperformed its blended equity benchmark, which consists of 70% Russell 3000 Index and 30% MSCI EAFE Index.

Within the Portfolio’s equity component, security selection was the primary driver of relative outperformance over the period. Strong selection in the financials, industrials, and consumer staples sectors was only partially offset by weaker selection within the information technology and communication services sectors. From a regional perspective, security selection was strong in emerging markets and Japan but detracted in North America, Europe, and Asia Pacific ex-Japan.

Sector allocation, a residual of the underlying managers’ bottom-up stock selection process, detracted from relative performance over the period, led by underweight allocations to the information technology and energy sectors and overweight allocations to the industrials and consumer staples sectors. This was partially offset by a positive contribution from an overweight to the financials sector and an underweight to the communication services sector. From a regional perspective, the Portfolio’s underweight exposures to Asia Pacific (including Japan) and to Europe, as well as an overweight exposure to North America, were additive. However, these results were partially offset by a negative contribution from an overweight exposure to emerging markets.

At the end of the period, the Portfolio’s largest overweight exposures, compared to the blended equity benchmark, were to the financials, industrials, and consumer staples sectors. The Portfolio was most underweight to the information technology, communication services, and consumer discretionary sectors.

The Portfolio’s derivatives-based risk management strategy, which is designed to mitigate capital losses in periods when equity markets decline, detracted from overall performance as equity markets rose during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Wellington Management Hedged Equity (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
UnitedHealth Group, Inc.	Health Care Providers & Services	2.3%
Chubb Ltd.	Insurance	1.7%
TJX Cos., Inc. (The)	Specialty Retail	1.5%
Microsoft Corp.	Software	1.4%
Marsh & McLennan Cos., Inc.	Insurance	1.3%
Johnson & Johnson	Pharmaceuticals	1.2%
Colgate-Palmolive Co.	Household Products	1.2%
Pfizer, Inc.	Pharmaceuticals	1.1%
Visa, Inc. (Class A Stock)	IT Services	1.1%
PepsiCo, Inc.	Beverages	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2021

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST Wellington Management Hedged Equity Portfolio Blended Index consists of the Russell 3000 Index (50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (GD) (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and ICE BofA 3-Month US Treasury Bill Index (30%), an unmanaged index comprised of a single US Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue.

FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Returns for the Lipper Average reflect the deduction of operating expenses. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources.

MSCI EAFE Index (GD) - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI Emerging Markets Index (GD) - Morgan Stanley Capital International Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI World Index (GD) - Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Russell 1000 Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the NewYork Stock Exchange, American Stock Exchange, and the over-the-counter market.

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

Russell MidCap Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2021

S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the US stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 and S&P MidCap 400 indexes are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

ICE BOFA IS LICENSING THE BOFA INDICES “ASIS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2021

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Cohen & Steers Realty	Actual	$1,000.00	$1,174.40	1.10%	$6.03
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

AST Emerging Markets Equity	Actual	$1,000.00	$ 926.90	1.28%	$6.22
	Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51

AST Goldman Sachs Small-Cap Value	Actual	$1,000.00	$1,055.60	1.03%	$5.34
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

AST Hotchkis Wiley Large-Cap Value	Actual	$1,000.00	$1,037.00	0.81%	$4.16
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

AST International Growth	Actual	$1,000.00	$1,034.40	1.06%	$5.44
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

AST International Value	Actual	$1,000.00	$ 995.70	1.08%	$5.43
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

AST J.P. Morgan International Equity	Actual	$1,000.00	$1,042.30	0.98%	$5.04
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

AST Jennison Large-Cap Growth	Actual	$1,000.00	$1,050.60	0.98%	$5.07
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

AST Large-Cap Core	Actual	$1,000.00	$1,103.40	0.80%	$4.24
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2021

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Loomis Sayles Large-Cap Growth	Actual	$1,000.00	$1,041.00	0.91%	$4.68
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

AST MFS Global Equity	Actual	$1,000.00	$1,046.80	1.09%	$5.62
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

AST MFS Growth	Actual	$1,000.00	$1,092.10	0.96%	$5.06
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

AST MFS Large-Cap Value	Actual	$1,000.00	$1,090.50	0.92%	$4.85
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST Mid-Cap Growth	Actual	$1,000.00	$1,042.90	1.05%	$5.41
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST Mid-Cap Value	Actual	$1,000.00	$1,088.30	0.97%	$5.11
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

AST Small-Cap Growth	Actual	$1,000.00	$ 976.20	0.99%	$4.93
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST Small-Cap Growth Opportunities	Actual	$1,000.00	$ 955.50	1.05%	$5.18
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST Small-Cap Value	Actual	$1,000.00	$1,049.10	1.05%	$5.42
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST T. Rowe Price Large-Cap Growth	Actual	$1,000.00	$1,037.90	0.88%	$4.52
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

AST T. Rowe Price Large-Cap Value	Actual	$1,000.00	$1,064.60	0.81%	$4.22
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

AST T. Rowe Price Natural Resources	Actual	$1,000.00	$1,074.10	0.98%	$5.12
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

AST Wellington Management	Actual	$1,000.00	$1,042.60	1.03%	$5.30
Hedged Equity	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2021, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ACWI — All Country World Index
ADR — American Depositary Receipt
AQUIS — Aquis Exchange
CVA — Certificate Van Aandelen (Bearer)
CVT — Convertible Security
EAFE — Europe, Australasia, Far East
ETF — Exchange-Traded Fund
FTSE — Financial Times Stock Exchange
GDR — Global Depositary Receipt
LIBOR — London Interbank Offered Rate
LP — Limited Partnership
MSCI — Morgan Stanley Capital International
NASDAQ — National Association of Securities Dealers Automated Quotations
NVDR — Non-voting Depositary Receipt
NYSE — New York Stock Exchange
OTC — Over-the-counter
PJSC — Public Joint-Stock Company
PRFC — Preference Shares
REITs — Real Estate Investment Trust
RTS — Russian Trading System
S&P — Standard & Poor’s
SPDR — Standard & Poor’s Depositary Receipts
TSX — Toronto Stock Exchange
UTS — Unit Trust Security
XHKG — Hong Kong Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.1%

COMMON STOCKS
Casinos & Gaming — 1.2%
Boyd Gaming Corp.*	66,020	$4,328,931
Caesars Entertainment, Inc.*	23,988	2,243,598

		6,572,529

Health Care REITs — 11.8%
Healthcare Trust of America, Inc.
(Class A Stock)	245,672	8,202,988
Healthpeak Properties, Inc.	693,262	25,019,826
Ventas, Inc.	105,999	5,418,669
Welltower, Inc.	315,276	27,041,222

		65,682,705

Hotel & Resort REITs — 2.8%
Host Hotels & Resorts, Inc.*	741,242	12,890,198
Park Hotels & Resorts, Inc.*	133,635	2,523,029

		15,413,227

Industrial REITs — 10.9%
Americold Realty Trust(a)	311,261	10,206,248
Duke Realty Corp.	532,598	34,959,733
Prologis, Inc.	91,916	15,474,978

		60,640,959

Office REITs — 1.8%
Highwoods Properties, Inc.	230,271	10,267,784

Real Estate Services — 2.5%
Jones Lang LaSalle, Inc.*	51,160	13,779,434

Residential REITs — 16.7%
Apartment Income REIT Corp.	251,751	13,763,227
Equity Residential	58,631	5,306,106
Essex Property Trust, Inc.	54,178	19,083,117
Invitation Homes, Inc.	448,500	20,334,990
Sun Communities, Inc.(a)	58,012	12,180,780
UDR, Inc.	368,273	22,092,697

		92,760,917

Retail REITs — 14.3%
Federal Realty Investment Trust	46,851	6,386,728
Kimco Realty Corp.	400,534	9,873,163
Realty Income Corp.	268,666	19,233,799
Simon Property Group, Inc.	214,830	34,323,389
SITE Centers Corp.	251,649	3,983,604
Spirit Realty Capital, Inc.	114,056	5,496,359

		79,297,042

Specialized REITs — 37.1%
American Tower Corp.	202,829	59,327,483

	Shares	Value

COMMON STOCKS (continued)
Specialized REITs (cont’d.)
Crown Castle International Corp.	46,918	$9,793,663
Digital Realty Trust, Inc.	132,522	23,439,166
Equinix, Inc.	16,250	13,744,900
Extra Space Storage, Inc.	49,197	11,154,436
Public Storage	125,934	47,169,839
SBA Communications Corp.	47,024	18,293,276
VICI Properties, Inc.(a)	259,739	7,820,741
Weyerhaeuser Co.	383,153	15,778,241

		206,521,745

TOTAL LONG-TERM INVESTMENTS
(cost $401,501,379)		550,936,342

SHORT-TERM INVESTMENTS — 5.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	4,130,268	4,130,268
PGIM Institutional Money Market Fund (cost $25,153,717; includes $25,151,176 of cash collateral for securities on loan)(b)(wa)	25,171,337	25,153,717

TOTAL SHORT-TERM INVESTMENTS (cost $29,283,985)		29,283,985

TOTAL INVESTMENTS—104.4% (cost $430,785,364)		580,220,327
Liabilities in excess of other assets — (4.4)%		(24,369,264)

NET ASSETS — 100.0%		$555,851,063

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $24,753,011; cash collateral of $25,151,176 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM

Institutional Money Market Fund, if applicable.

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Casinos & Gaming	$6,572,529	$—	$—
Health Care REITs	65,682,705	—	—
Hotel & Resort REITs	15,413,227	—	—
Industrial REITs	60,640,959	—	—
Office REITs	10,267,784	—	—
Real Estate Services	13,779,434	—	—
Residential REITs	92,760,917	—	—
Retail REITs	79,297,042	—	—
Specialized REITs	206,521,745	—	—
Short-Term Investments
Affiliated Mutual Funds	29,283,985	—	—

Total	$580,220,327	$—	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Specialized REITs	37.1%
Residential REITs	16.7
Retail REITs	14.3
Health Care REITs	11.8
Industrial REITs	10.9
Affiliated Mutual Funds (4.5% represents investments purchased with collateral from securities on loan)	5.3
Hotel & Resort REITs	2.8

Real Estate Services	2.5%
Office REITs	1.8
Casinos & Gaming	1.2

104.4
Liabilities in excess of other assets	(4.4)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$24,753,011	$(24,753,011)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $24,753,011:
Unaffiliated investments (cost $401,501,379)	$550,936,342
Affiliated investments (cost $29,283,985)	29,283,985
Dividends receivable	1,066,198
Receivable for Portfolio shares sold	148,512
Prepaid expenses	4,161

Total Assets	581,439,198

LIABILITIES
Payable to broker for collateral for securities on loan	25,151,176
Management fee payable	158,129
Payable for Portfolio shares purchased	133,704
Accrued expenses and other liabilities	129,054
Distribution fee payable	15,101
Trustees’ fees payable	520
Affiliated transfer agent fee payable	451

Total Liabilities	25,588,135

NET ASSETS	$555,851,063

Net assets were comprised of:
Partners’ Equity	$555,851,063

Net asset value and redemption price per share, $555,851,063 / 27,702,235 outstanding shares of beneficial interest	$20.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$8,705,684
Income from securities lending, net (including affiliated income of $19,122)	19,187
Affiliated dividend income	4,760

Total income	8,729,631

EXPENSES
Management fee	4,501,878
Distribution fee	1,360,578
Custodian and accounting fees	62,905
Audit fee	25,000
Legal fees and expenses	23,198
Trustees’ fees	16,890
Shareholders’ reports	9,184
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,422
Miscellaneous	23,956

Total expenses	6,031,011
Less: Fee waiver and/or expense reimbursement	(44,304)

Net expenses	5,986,707

NET INVESTMENT INCOME (LOSS)	2,742,924

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(6,980))	61,818,983
In-kind redemption(1)	33,765,377

95,584,360

Net change in unrealized appreciation (depreciation) on investments	101,607,544

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	197,191,904

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$199,934,828

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$2,742,924	$8,261,362
Net realized gain (loss) on investment transactions	95,584,360	(32,578,397)
Net change in unrealized appreciation (depreciation) on investments	101,607,544	(7,839,780)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	199,934,828	(32,156,815)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,913,405 and 16,957,675 shares, respectively]	50,542,328	205,363,482
Portfolio shares purchased [14,140,873 and 20,657,385 shares, respectively]	(241,433,314)	(242,815,559)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(190,890,986)	(37,452,077)

TOTAL INCREASE (DECREASE)	9,043,842	(69,608,892)
NET ASSETS:
Beginning of year	546,807,221	616,416,113

End of year	$555,851,063	$546,807,221

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 96.0%
COMMON STOCKS — 92.7%
Brazil — 2.0%
B3 SA - Brasil Bolsa Balcao	1,521,030	$3,042,550
Banco do Brasil SA	294,900	1,526,602
BB Seguridade Participacoes SA	96,764	358,171
CCR SA	137,800	287,045
Cia Siderurgica Nacional SA	124,600	556,813
Cosan SA	524,992	2,047,681
Notre Dame Intermedica Participacoes SA	7,000	75,751
Odontoprev SA	350,100	791,673
Vale SA, ADR(a)	128,407	1,800,266
Via S/A*	212,900	199,963
Vibra Energia SA	42,400	163,255

		10,849,770

Chile — 0.7%
Antofagasta PLC	101,963	1,851,683
Banco Santander Chile, ADR(a)	35,083	571,502
Cencosud SA	196,197	328,146
Empresas CopEC SA	31,165	240,907
Falabella SA	159,747	521,053

		3,513,291

China — 26.1%
3SBio, Inc., 144A*	798,603	666,394
Agricultural Bank of China Ltd. (Class H Stock)	3,275,000	1,126,310
Alibaba Group Holding Ltd.*	531,248	7,973,580
Alibaba Group Holding Ltd., ADR*(a)	495	58,801
Anhui Conch Cement Co. Ltd. (Class A Stock)	19,100	121,000
Anhui Conch Cement Co. Ltd. (Class H Stock)	133,442	665,462
Baidu, Inc., ADR*	8,354	1,242,992
Bank of Beijing Co. Ltd. (Class A Stock)	136,600	95,387
Bank of China Ltd. (Class H Stock)	2,820,000	1,016,772
Bank of Ningbo Co. Ltd. (Class A Stock)	38,060	228,895
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	117,900	132,759
BeiGene Ltd., ADR*(a)	1,427	386,617
Beijing Enterprises Holdings Ltd.	126,652	437,267
Bilibili, Inc., ADR*	3,995	185,368
BOE Technology Group Co. Ltd. (Class A Stock)	431,400	342,040
Brilliance China Automotive Holdings Ltd.*	2,742,000	1,318,894
BYD Co. Ltd. (Class A Stock)	14,500	605,405
China Cinda Asset Management Co. Ltd. (Class H Stock)	3,171,000	577,665
China CITIC Bank Corp. Ltd. (Class H Stock)	2,648,698	1,148,273
China Coal Energy Co. Ltd. (Class H Stock)	153,000	88,628
China Construction Bank Corp. (Class H Stock)	7,947,669	5,504,057
China Everbright Bank Co. Ltd. (Class A Stock)	214,800	112,104

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
China Everbright Bank Co. Ltd. (Class H Stock)	2,484,000	$878,718
China Galaxy Securities Co. Ltd. (Class H Stock)	113,000	64,944
China Hongqiao Group Ltd.	1,050,500	1,112,398
China Life Insurance Co. Ltd. (Class H Stock)	216,000	357,492
China Medical System Holdings Ltd.	180,959	302,341
China Merchants Bank Co. Ltd. (Class A Stock)	31,836	243,741
China Merchants Bank Co. Ltd. (Class H Stock)	822,500	6,390,149
China Merchants Port Holdings Co. Ltd.	215,909	392,806
China Merchants Securities Co. Ltd. (Class A Stock)	120,400	333,884
China National Building Material Co. Ltd. (Class H Stock)	454,554	557,706
China Overseas Land & Investment Ltd.	79,000	187,018
China Pacific Insurance Group Co. Ltd. (Class A Stock)	21,600	91,882
China Pacific Insurance Group Co. Ltd. (Class H Stock)	889,600	2,409,829
China Petroleum & Chemical Corp. (Class H Stock)	3,066,000	1,427,755
China Railway Group Ltd. (Class H Stock)	962,000	508,251
China Resources Cement Holdings Ltd.	1,167,447	881,512
China Resources Land Ltd.	556,144	2,345,703
China Resources Pharmaceutical Group Ltd., 144A	386,441	176,087
China Taiping Insurance Holdings Co. Ltd.	364,800	500,993
China Tourism Group Duty Free Corp. Ltd. (Class A Stock)	12,393	426,275
China Traditional Chinese Medicine Holdings Co. Ltd.	132,000	87,521
China Vanke Co. Ltd. (Class A Stock)	26,100	80,993
China Vanke Co. Ltd. (Class H Stock)	84,084	195,429
China Yuhua Education Corp. Ltd., 144A	1,430,000	513,674
CITIC Ltd.	897,187	885,487
CITIC Securities Co. Ltd. (Class A Stock)	73,000	302,806
Contemporary Amperex Technology Co. Ltd. (Class A Stock)	36,300	3,357,001
COSCO SHIPPING Holdings Co. Ltd. (Class H Stock)*	214,500	417,068
COSCO SHIPPING Ports Ltd.	318,000	275,813
Country Garden Holdings Co. Ltd.	313,042	277,746
Country Garden Services Holdings Co. Ltd.	27,000	161,758
CSPC Pharmaceutical Group Ltd.	894,480	972,273
Dongfeng Motor Group Co. Ltd. (Class H Stock)	1,094,000	908,983
Foshan Haitian Flavouring & Food Co. Ltd. (Class A Stock)	16,959	279,884

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Fuyao Glass Industry Group Co. Ltd. (Class A Stock)	33,361	$247,112
GDS Holdings Ltd., ADR*(a)	2,216	104,507
Guangdong Investment Ltd.	880,000	1,119,021
Guotai Junan Securities Co. Ltd. (Class A Stock)	69,300	194,781
Haier Smart Home Co. Ltd. (Class A Stock)	75,900	356,447
Haier Smart Home Co. Ltd. (Class H Stock)	820,800	3,466,178
Haitian International Holdings Ltd.	284,000	788,421
Haitong Securities Co. Ltd. (Class A Stock)	167,900	323,537
Haitong Securities Co. Ltd. (Class H Stock)	616,000	545,982
Hengan International Group Co. Ltd.	49,500	255,000
Huatai Securities Co. Ltd. (Class A Stock)	98,900	275,962
Huatai Securities Co. Ltd. (Class H Stock), 144A	211,000	351,032
Huayu Automotive Systems Co. Ltd. (Class A Stock)	524,319	2,331,079
Huazhu Group Ltd., ADR*	648	24,196
Industrial Bank Co. Ltd. (Class A Stock)	24,900	74,546
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	688,623	4,484,259
JD.com, Inc., ADR*	29,219	2,047,375
JD.com, Inc. (Class A Stock)*	1,898	66,476
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	53,588	426,771
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (Class A Stock)	25,041	647,206
Joyoung Co. Ltd. (Class A Stock)	397,709	1,448,604
KE Holdings, Inc., ADR*(a)	12,531	252,124
Kingboard Holdings Ltd.	146,000	710,648
Kingsoft Corp. Ltd.	127,000	556,657
Kuaishou Technology, 144A*	9,000	82,837
Kunlun Energy Co. Ltd.	700,000	657,214
Kweichow Moutai Co. Ltd. (Class A Stock)	2,900	933,349
Lee & Man Paper Manufacturing Ltd.	99,000	68,795
Lenovo Group Ltd.	240,000	275,132
Li Auto, Inc., ADR*(a)	12,723	408,408
Longfor Group Holdings Ltd., 144A	70,674	332,628
Luxshare Precision Industry Co. Ltd. (Class A Stock)	69,928	539,771
Luzhou Laojiao Co. Ltd. (Class A Stock)	14,735	586,449
Meituan (Class B Stock), 144A*	128,700	3,703,198
Midea Group Co. Ltd. (Class A Stock)	314,448	3,642,925
Minth Group Ltd.	332,000	1,458,799
MMG Ltd.*	1,256,000	403,973
NARI Technology Co. Ltd. (Class A Stock)	95,520	600,690
NetEase, Inc.	198,600	4,004,308
New China Life Insurance Co. Ltd. (Class A Stock)	27,900	170,309
New China Life Insurance Co. Ltd. (Class H Stock)	194,500	520,317

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
NIO, Inc., ADR*(a)	34,051	$1,078,736
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	476,000	144,087
PetroChina Co. Ltd. (Class H Stock)	1,142,000	507,862
PICC Property & Casualty Co. Ltd. (Class H Stock)	220,743	180,194
Pinduoduo, Inc., ADR*(a)	12,153	708,520
Ping An Bank Co. Ltd. (Class A Stock)	520,800	1,347,604
Ping An Insurance Group Co. of China Ltd. (Class A Stock)	21,600	170,995
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	736,000	5,303,036
Poly Developments & Holdings Group Co. Ltd. (Class A Stock)	70,200	172,396
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	2,631,000	1,846,513
Prosus NV*	30,228	2,522,833
SAIC Motor Corp. Ltd. (Class A Stock)	119,100	385,883
Sany Heavy Industry Co. Ltd. (Class A Stock)	91,000	325,479
Shanghai Fosun Pharmaceutical Group Co. Ltd. (Class H Stock)	329,500	1,453,573
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	178,362	337,908
Shenwan Hongyuan Group Co. Ltd. (Class A Stock)	412,900	331,983
Shenzhen International Holdings Ltd.	207,500	215,919
Sinopharm Group Co. Ltd. (Class H Stock)	148,800	324,437
Sinotruk Hong Kong Ltd.	615,896	947,197
Sunac China Holdings Ltd.	110,318	166,760
Suning.com Co. Ltd. (Class A Stock)*	343,600	222,328
Sunny Optical Technology Group Co. Ltd.	54,600	1,724,094
Tencent Holdings Ltd.	217,294	12,628,719
Tencent Music Entertainment Group, ADR*	11,708	80,200
Tingyi Cayman Islands Holding Corp.	1,552,000	3,185,560
Topsports International Holdings Ltd., 144A	1,742,000	1,761,387
Trip.com Group Ltd., ADR*	12,255	301,718
Uni-President China Holdings Ltd.	202,000	196,178
Vipshop Holdings Ltd., ADR*	12,738	106,999
Wharf Holdings Ltd. (The)	53,000	162,461
Wuliangye Yibin Co. Ltd. (Class A Stock)	14,249	497,459
Wuxi Lead Intelligent Equipment Co. Ltd. (Class A Stock)	129,680	1,516,019
Xinyi Solar Holdings Ltd.	1,424,000	2,414,484
XPeng, Inc., ADR*(a)	8,871	446,477
Yonghui Superstores Co. Ltd. (Class A Stock)	256,000	162,906
Yum China Holdings, Inc. (NYSE)	9,211	459,076
Yum China Holdings, Inc. (XHKG)	21,500	1,054,744
Zai Lab Ltd., ADR*	2,156	135,505
Zhejiang Supor Co. Ltd. (Class A Stock)	192,100	1,877,322
Zoomlion Heavy Industry Science & Technology Co. Ltd. (Class H Stock)	666,200	419,781

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
ZTO Express Cayman, Inc., ADR	8,334	$235,186

		139,888,131

Hong Kong — 2.0%
AIA Group Ltd.	248,200	2,502,492
Hang Seng Bank Ltd.	68,800	1,258,110
HKT Trust & HKT Ltd.	549,000	738,209
Hong Kong Exchanges & Clearing Ltd.	74,200	4,336,942
Sino Biopharmaceutical Ltd.	195,000	136,587
WH Group Ltd., 144A	755,894	473,814
Xinyi Glass Holdings Ltd.	444,000	1,109,689

		10,555,843

Hungary — 0.6%
OTP Bank Nyrt*	66,768	3,413,268

India — 9.3%
Adani Ports & Special Economic Zone Ltd.	31,761	311,724
Asian Paints Ltd.	56,694	2,578,848
Aurobindo Pharma Ltd.	36,995	365,453
Axis Bank Ltd.*	52,608	479,198
Bharat Electronics Ltd.	230,938	654,101
Bharat Petroleum Corp. Ltd.	101,553	527,941
Britannia Industries Ltd.	3,440	166,937
Cipla Ltd.	72,445	921,781
Coal India Ltd.	415,428	817,747
Colgate-Palmolive India Ltd.	5,556	110,858
Container Corp. Of India Ltd.	12,848	106,229
GAIL India Ltd.	181,439	315,560
HDFC Bank Ltd.	123,744	2,455,166
Hero MotoCorp Ltd.	14,083	466,492
ICICI Bank Ltd.	332,723	3,311,867
Indian Oil Corp. Ltd.	781,996	1,172,543
Infosys Ltd., ADR	351,404	8,894,035
Kotak Mahindra Bank Ltd.	75,990	1,834,094
Larsen & Toubro Ltd.	49,170	1,252,223
Lupin Ltd.	7,231	92,361
Maruti Suzuki India Ltd.	20,205	2,016,124
MRF Ltd.	225	222,143
NTPC Ltd.	1,062,818	1,782,450
Oil & Natural Gas Corp. Ltd.	229,244	439,634
Page Industries Ltd.	272	148,064
Power Grid Corp. of India Ltd.	401,894	1,105,460
REC Ltd.	67,417	121,425
Reliance Industries Ltd.	88,322	2,818,678
Sun Pharmaceutical Industries Ltd.	19,521	222,171
Tata Consultancy Services Ltd.	133,954	6,730,974
Tata Steel Ltd.	50,931	763,980
Tech Mahindra Ltd.	3,542	85,283
Titan Co. Ltd.	109,781	3,723,321
UltraTech Cement Ltd.	18,326	1,872,204
Vedanta Ltd.	179,204	823,179

		49,710,248

Indonesia — 2.6%
Adaro Energy Tbk PT	468,400	74,118
Astra International Tbk PT	1,605,100	642,871
Bank Central Asia Tbk PT	1,818,000	934,123

	Shares	Value
COMMON STOCKS (continued)
Indonesia (cont’d.)
Bank Mandiri Persero Tbk PT	163,000	$80,590
Bank Rakyat Indonesia Persero Tbk PT	20,645,606	5,964,487
Telkom Indonesia Persero Tbk PT	17,486,300	4,962,765
Unilever Indonesia Tbk PT	595,700	171,831
United Tractors Tbk PT	542,989	843,098

		13,673,883

Luxembourg — 0.0%
Reinet Investments SCA	7,972	142,947

Malaysia — 0.2%
Kossan Rubber Industries Bhd	255,100	117,691
MISC Bhd	68,700	116,204
RHB Bank Bhd	135,700	174,973
Sime Darby Bhd	1,285,000	716,135
Telekom Malaysia Bhd	79,400	104,878

		1,229,881

Mexico — 3.7%
America Movil SAB de CV (Class L Stock), ADR(a)	34,310	724,284
Arca Continental SAB de CV	37,400	237,491
Bolsa Mexicana de Valores SAB de CV	228,369	431,744
Coca-Cola Femsa SAB de CV, ADR	4,241	232,364
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)*	145,221	2,005,597
Grupo Aeroportuario del Sureste SAB de CV, ADR	576	118,748
Grupo Bimbo SAB de CV (Class A Stock)	361,600	1,114,178
Grupo Financiero Banorte SAB de CV (Class O Stock)	657,556	4,276,659
Grupo Televisa SAB, ADR	27,783	260,327
Industrias Penoles SAB de CV	27,800	320,463
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	673,430	1,023,194
Orbia Advance Corp. SAB de CV	839,500	2,142,671
Promotora y Operadora de Infraestructura SAB de CV	43,755	341,398
Wal-Mart de Mexico SAB de CV	1,752,759	6,524,641

		19,753,759

Peru — 0.4%
Credicorp Ltd.	11,063	1,350,460
Southern Copper Corp.	9,687	597,785

		1,948,245

Philippines — 0.3%
Ayala Land, Inc.	423,088	304,625
BDO Unibank, Inc.	6,554	15,505
PLDT, Inc., ADR	5,964	213,034
Robinsons Retail Holdings, Inc.	506,230	650,868
SM Prime Holdings, Inc.	518,804	344,552

		1,528,584

Poland — 0.6%
Bank Polska Kasa Opieki SA	9,100	275,187
Cyfrowy Polsat SA	24,324	209,978

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Poland (cont’d.)
KGHM Polska Miedz SA	6,868	$238,638
PGE Polska Grupa Energetyczna SA*	248,514	496,408
Polski Koncern Naftowy ORLEN SA	30,459	562,010
Polskie Gornictwo Naftowe i Gazownictwo SA	440,189	687,875
Powszechna Kasa Oszczednosci Bank Polski SA*	11,454	127,380
Powszechny Zaklad Ubezpieczen SA	45,470	398,120

		2,995,596

Qatar — 0.1%
Qatar National Bank QPSC	130,909	725,775

Russia — 3.8%
Alrosa PJSC	692,988	1,135,429
Gazprom PJSC, ADR	167,968	1,546,435
LUKOIL PJSC, ADR	44,582	3,979,715
Magnit PJSC, GDR	11,090	166,716
MMC Norilsk Nickel PJSC, ADR	50,673	1,564,714
Moscow Exchange MICEX-RTS PJSC	1,165,590	2,374,656
Novatek PJSC, GDR	2,386	558,585
Novolipetsk Steel PJSC, GDR	19,106	564,276
PhosAgro PJSC, GDR	9,288	201,349
Polyus PJSC, GDR	6,477	571,677
Rosneft Oil Co. PJSC, GDR	35,305	284,163
Sberbank of Russia PJSC	492,788	1,923,969
Sberbank of Russia PJSC, ADR	89,132	1,427,060
Severstal PAO, GDR	105,159	2,264,938
Surgutneftegas PJSC, ADR	39,598	211,868
Tatneft PJSC, ADR	2,728	113,238
TCS Group Holding PLC, GDR	20,021	1,690,033

		20,578,821

Saudi Arabia — 1.3%
Al Rajhi Bank	21,885	826,371
Alinma Bank	31,551	201,186
Arab National Bank	117,641	716,204
Bank Al-Jazira	27,588	141,771
Banque Saudi Fransi	67,327	847,421
Delivery Hero SE, 144A*	9,792	1,087,205
Jarir Marketing Co.	6,410	336,119
Mobile Telecommunications Co. Saudi Arabia*	197,591	633,632
Riyad Bank	64,251	463,373
Sahara International Petrochemical Co.	6,917	77,525
Saudi Arabian Mining Co.*	3,835	80,159
Saudi Basic Industries Corp.	21,231	655,850
Saudi Industrial Investment Group	18,113	150,478
Saudi Kayan Petrochemical Co.*	22,634	102,648
Saudi Telecom Co.	17,139	512,643
Yanbu National Petrochemical Co.	5,044	92,211

		6,924,796

South Africa — 2.7%
African Rainbow Minerals Ltd.	15,235	221,963
Aspen Pharmacare Holdings Ltd.	24,527	345,263
AVI Ltd.	195,925	908,832
Bid Corp. Ltd.	43,508	890,787
Bidvest Group Ltd. (The)	8,945	106,390

	Shares	Value
COMMON STOCKS (continued)
South Africa (cont’d.)
Capitec Bank Holdings Ltd.	524	$67,054
Clicks Group Ltd.	4,899	97,183
Exxaro Resources Ltd.	38,909	374,639
FirstRand Ltd.	204,470	779,210
Impala Platinum Holdings Ltd.	54,265	766,924
Kumba Iron Ore Ltd.	32,687	944,073
Mr. Price Group Ltd.	68,923	865,634
MultiChoice Group	75,926	581,272
Naspers Ltd. (Class N Stock)	11,764	1,821,336
Pepkor Holdings Ltd., 144A*	221,252	304,746
Sanlam Ltd.	82,864	308,751
Sasol Ltd.*	66,440	1,083,689
Shoprite Holdings Ltd.	58,806	770,996
Sibanye Stillwater Ltd., ADR(a)	41,745	523,482
SPAR Group Ltd. (The)	70,320	738,181
Standard Bank Group Ltd.	73,069	641,842
Tiger Brands Ltd.	15,452	175,752
Vodacom Group Ltd.	120,926	1,023,225
Woolworths Holdings Ltd.	121,716	395,955

		14,737,179

South Korea — 14.7%
Cheil Worldwide, Inc.*	4,840	92,144
CJ Corp.*	1,352	94,487
CJ ENM Co. Ltd.*	9,557	1,114,068
CJ Logistics Corp.*	3,712	391,393
Coway Co. Ltd.*	1,593	98,841
Doosan Bobcat, Inc.*	10,321	354,097
E-MART, Inc.	5,010	636,885
Fila Holdings Corp.*	2,440	73,566
GS Holdings Corp.*	3,803	124,284
Hana Financial Group, Inc.	35,138	1,240,097
Hankook Tire & Technology Co. Ltd.*	14,766	491,358
HMM Co. Ltd.*	35,417	802,566
Hyundai Engineering & Construction Co. Ltd.*	2,312	86,325
Hyundai Glovis Co. Ltd.*	4,725	668,071
Hyundai Mobis Co. Ltd.	7,646	1,624,607
Industrial Bank of Korea	57,912	500,529
Kakao Corp.	8,137	766,898
KB Financial Group, Inc.	18,013	830,061
Kia Corp.*	29,572	2,031,992
Korea Electric Power Corp.	14,356	265,178
Korea Investment Holdings Co. Ltd.*	4,979	335,752
Korea Shipbuilding & Offshore Engineering Co. Ltd.*	8,484	674,805
Krafton, Inc.*	582	224,859
Kumho Petrochemical Co. Ltd.*	2,123	293,117
LG Chem Ltd.*	5,105	2,643,068
LG Corp.*	5,306	357,891
LG Electronics, Inc.	9,381	1,088,962
LG Household & Health Care Ltd.*	1,130	1,042,746
Lotte Chemical Corp.*	3,157	573,114
Lotte Shopping Co. Ltd.*	2,488	181,695
Meritz Securities Co. Ltd.*	16,278	70,478
Mirae Asset Securities Co. Ltd.*	82,044	594,598
NAVER Corp.*	7,171	2,282,811
NCSoft Corp.*	2,274	1,230,686
NH Investment & Securities Co. Ltd.*	38,896	405,856

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
South Korea (cont’d.)
Pan Ocean Co. Ltd.*	23,824	$108,367
POSCO	10,465	2,390,897
Samsung Electronics Co. Ltd.	550,082	36,159,870
Samsung Fire & Marine Insurance Co. Ltd.*	1,045	175,757
Samsung Life Insurance Co. Ltd.*	6,757	363,865
Samsung SDI Co. Ltd.	3,558	1,952,605
Samsung SDS Co. Ltd.*	1,190	156,570
Samsung Securities Co. Ltd.*	4,764	178,123
Shinhan Financial Group Co. Ltd.	32,628	1,008,306
SK Hynix, Inc.	73,096	8,032,673
SK Square Co. Ltd.*	2,625	145,615
SK Telecom Co. Ltd.	32,917	1,596,833
SK Telecom Co. Ltd., ADR	7,309	194,931
Woori Financial Group, Inc.	196,509	2,083,877

		78,836,174

Taiwan — 19.6%
Accton Technology Corp.	81,000	760,665
Acer, Inc.	76,000	83,846
Advantech Co. Ltd.	183,595	2,625,093
ASE Technology Holding Co. Ltd.	154,000	589,533
Asustek Computer, Inc.	48,000	654,293
AU Optronics Corp.	1,968,000	1,638,843
Catcher Technology Co. Ltd.	200,000	1,133,040
Cathay Financial Holding Co. Ltd.	1,266,000	2,867,771
Chailease Holding Co. Ltd.	135,950	1,292,030
Chang Hwa Commercial Bank Ltd.	151,500	93,021
Cheng Shin Rubber Industry Co. Ltd.	427,000	556,886
Chicony Electronics Co. Ltd.	69,000	205,157
China Development Financial Holding Corp.	101,769	64,332
China Steel Corp.	1,554,000	1,993,338
Chunghwa Telecom Co. Ltd.	145,000	610,376
CTBC Financial Holding Co. Ltd.	2,653,000	2,483,878
Delta Electronics, Inc.	260,000	2,594,918
Eclat Textile Co. Ltd.	109,000	2,487,461
Evergreen Marine Corp. Taiwan Ltd.	227,000	1,174,779
Far Eastern New Century Corp.	155,000	163,937
Formosa Chemicals & Fibre Corp.	255,000	744,061
Formosa Plastics Corp.	265,000	995,396
Fubon Financial Holding Co. Ltd.	295,911	819,269
Globalwafers Co. Ltd.	116,000	3,726,124
Hon Hai Precision Industry Co. Ltd.	681,000	2,557,195
Innolux Corp.	1,191,000	846,961
Lite-On Technology Corp.	281,000	648,048
MediaTek, Inc.	91,000	3,906,423
Mega Financial Holding Co. Ltd.	624,000	800,558
Micro-Star International Co. Ltd.	55,000	320,122
Nan Ya Plastics Corp.	302,000	931,285
Nanya Technology Corp.	384,000	1,086,674
Novatek Microelectronics Corp.	122,000	2,369,534
Pegatron Corp.	137,000	342,128
Pou Chen Corp.	397,000	475,503
Powertech Technology, Inc.	152,000	536,657
President Chain Store Corp.	177,000	1,747,399
Quanta Computer, Inc.	527,000	1,802,955
Realtek Semiconductor Corp.	129,000	2,696,310
Sea Ltd., ADR*	8,696	1,945,382

	Shares	Value
COMMON STOCKS (continued)
Taiwan (cont’d.)
SinoPac Financial Holdings Co. Ltd.	212,000	$123,573
Taiwan Semiconductor Manufacturing Co. Ltd.	1,245,000	27,674,525
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	127,656	15,358,293
Uni-President Enterprises Corp.	28,000	69,293
United Microelectronics Corp.	449,000	1,056,268
Vanguard International Semiconductor Corp.	635,000	3,615,440
Wistron Corp.	299,000	315,400
Wiwynn Corp.	55,000	2,213,065
Yang Ming Marine Transport Corp.*	194,000	854,214
Yuanta Financial Holding Co. Ltd.	506,000	462,514

		105,113,766

Tanzania — 0.2%
AngloGold Ashanti Ltd., ADR(a)	57,662	1,209,749

Thailand — 0.3%
PTT Global Chemical PCL, NVDR	226,500	397,947
Siam Cement PCL (The)	81,700	943,586

		1,341,533

Turkey — 0.3%
Akbank TAS	881,010	480,126
BIM Birlesik Magazalar A/S	100,418	466,687
Turkcell Iletisim Hizmetleri A/S	271,875	379,555
Turkiye Garanti Bankasi A/S	60,200	51,335
Turkiye Is Bankasi A/S (Class C Stock)	638,264	346,965

		1,724,668

United Arab Emirates — 0.3%
Aldar Properties PJSC	245,327	266,279
Emirates NBD Bank PJSC	41,212	150,821
Emirates Telecommunications Group Co. PJSC	89,328	771,120
First Abu Dhabi Bank PJSC	121,106	620,718

		1,808,938

United States — 0.9%
EPAM Systems, Inc.*	6,562	4,386,369
JBS SA	78,600	535,777

		4,922,146

TOTAL COMMON STOCKS (cost $458,941,757)		497,126,991

EXCHANGE-TRADED FUNDS — 2.9%
United States
iShares Core MSCI Emerging Markets ETF	128,985	7,721,042
Vanguard FTSE Emerging Markets ETF	158,341	7,831,546

TOTAL EXCHANGE-TRADED FUNDS (cost $16,163,559)		15,552,588

PREFERRED STOCKS — 0.4%
Brazil — 0.4%
Braskem SA (PRFC A)	30,400	320,742

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
PREFERRED STOCKS (continued)
Brazil (cont’d.)
Itau Unibanco Holding SA (PRFC)	141,636	$531,799
Petroleo Brasileiro SA (PRFC)	292,700	1,492,295

		2,344,836

Taiwan — 0.0%
China Development Financial Holding Corp. (PRFC)*	92,864	32,189

TOTAL PREFERRED STOCKS (cost $2,417,644)		2,377,025

TOTAL LONG-TERM INVESTMENTS (cost $477,522,960)		515,056,604

SHORT-TERM INVESTMENTS — 4.1%

AFFILIATED MUTUAL FUNDS — 2.2%
PGIM Core Ultra Short Bond Fund(wa)	4,665,586	4,665,586
PGIM Institutional Money Market Fund (cost $7,298,562; includes $7,298,104 of cash collateral for securities on loan)(b)(wa)	7,303,674	7,298,562

TOTAL AFFILIATED MUTUAL FUNDS (cost $11,964,148)		11,964,148

UNAFFILIATED FUND — 1.9%
Dreyfus Government Cash Management, (Institutional Shares) (cost $9,926,990)	9,926,990	9,926,990

TOTAL SHORT-TERM INVESTMENTS (cost $21,891,138)		21,891,138

TOTAL INVESTMENTS—100.1% (cost $499,414,098)		536,947,742
Liabilities in excess of other assets(z) — (0.1)%		(599,297)

NET ASSETS — 100.0%		$536,348,445

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $7,121,003; cash collateral of $7,298,104 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
193	Mini MSCI Emerging Markets Index	Mar. 2022	$11,833,795	$14,943

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/16/22	Citibank, N.A.	BRL	9,204	$1,605,173	$1,621,796	$16,623	$—
Expiring 03/16/22	Citibank, N.A.	BRL	9,204	1,595,065	1,621,797	26,732	—
Expiring 03/16/22	Citibank, N.A.	BRL	9,204	1,620,392	1,621,797	1,405	—
Expiring 03/16/22	Citibank, N.A.	BRL	9,204	1,596,670	1,621,797	25,127	—
Expiring 03/16/22	Citibank, N.A.	BRL	7,750	1,351,768	1,365,575	13,807	—

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 03/16/22	Citibank, N.A.	BRL	6,800	$1,194,114	$1,198,182	$ 4,068	$ —
Expiring 03/16/22	Citibank, N.A.	BRL	3,800	656,080	669,573	13,493	—
Expiring 03/16/22	Citibank, N.A.	BRL	2,550	443,724	449,318	5,594	—
Expiring 03/16/22	Citibank, N.A.	BRL	1,900	333,739	334,787	1,048	—
Expiring 03/16/22	Citibank, N.A.	BRL	1,200	207,527	211,444	3,917	—
Expiring 03/16/22	Citibank, N.A.	BRL	1,050	183,956	185,013	1,057	—
Expiring 03/16/22	Citibank, N.A.	BRL	950	163,228	167,393	4,165	—
Expiring 03/16/22	Citibank, N.A.	BRL	734	127,910	129,245	1,335	—
Expiring 03/16/22	Citibank, N.A.	BRL	141	24,757	24,844	87	—
Expiring 03/16/22	Citibank, N.A.	BRL	50	8,676	8,810	134	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	9,204	1,605,175	1,621,796	16,621	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	9,204	1,596,672	1,621,797	25,125	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	9,204	1,620,394	1,621,797	1,403	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	9,204	1,595,067	1,621,797	26,730	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	7,750	1,351,770	1,365,575	13,805	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	6,800	1,194,115	1,198,182	4,067	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	3,800	656,081	669,573	13,492	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	2,550	443,724	449,318	5,594	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	1,900	333,739	334,786	1,047	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	1,200	207,527	211,444	3,917	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	1,050	183,956	185,013	1,057	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	950	163,228	167,393	4,165	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	734	127,910	129,245	1,335	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	141	24,757	24,844	87	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	50	8,676	8,810	134	—

Chilean Peso,
Expiring 03/16/22	Citibank, N.A.	CLP	578,553	684,989	671,218	—	(13,771)
Expiring 03/16/22	Citibank, N.A.	CLP	578,553	683,993	671,218	—	(12,775)
Expiring 03/16/22	Citibank, N.A.	CLP	578,553	684,673	671,218	—	(13,455)
Expiring 03/16/22	Citibank, N.A.	CLP	578,553	706,175	671,217	—	(34,958)
Expiring 03/16/22	Citibank, N.A.	CLP	578,553	693,379	671,218	—	(22,161)
Expiring 03/16/22	Citibank, N.A.	CLP	578,553	706,848	671,217	—	(35,631)
Expiring 03/16/22	Citibank, N.A.	CLP	578,553	691,093	671,218	—	(19,875)
Expiring 03/16/22	Citibank, N.A.	CLP	578,553	705,323	671,217	—	(34,106)
Expiring 03/16/22	Citibank, N.A.	CLP	433,029	510,223	502,385	—	(7,838)
Expiring 03/16/22	Citibank, N.A.	CLP	140,000	164,856	162,424	—	(2,432)
Expiring 03/16/22	Citibank, N.A.	CLP	65,000	76,284	75,411	—	(873)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	578,553	684,673	671,217	—	(13,456)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	578,553	684,990	671,218	—	(13,772)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	578,553	706,176	671,217	—	(34,959)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	578,553	691,094	671,218	—	(19,876)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	578,553	683,993	671,217	—	(12,776)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	578,553	693,380	671,218	—	(22,162)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	578,553	706,849	671,217	—	(35,632)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	578,553	705,324	671,218	—	(34,106)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	433,029	510,224	502,385	—	(7,839)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	140,000	164,856	162,423	—	(2,433)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	65,000	76,284	75,410	—	(874)

Chinese Renminbi,
Expiring 03/16/22	Citibank, N.A.	CNH	10,500	1,637,943	1,643,545	5,602	—
Expiring 03/16/22	Citibank, N.A.	CNH	10,244	1,589,600	1,603,397	13,797	—
Expiring 03/16/22	Citibank, N.A.	CNH	10,244	1,591,242	1,603,397	12,155	—
Expiring 03/16/22	Citibank, N.A.	CNH	10,244	1,590,278	1,603,396	13,118	—
Expiring 03/16/22	Citibank, N.A.	CNH	10,244	1,593,061	1,603,397	10,336	—
Expiring 03/16/22	Citibank, N.A.	CNH	10,200	1,590,272	1,596,587	6,315	—

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 03/16/22	Citibank, N.A.	CNH	4,100	$ 639,284	$ 641,766	$ 2,482	$ —
Expiring 03/16/22	Citibank, N.A.	CNH	3,157	492,882	494,081	1,199	—
Expiring 03/16/22	Citibank, N.A.	CNH	2,827	440,072	442,505	2,433	—
Expiring 03/16/22	Citibank, N.A.	CNH	2,250	352,359	352,189	—	(170)
Expiring 03/16/22	Citibank, N.A.	CNH	1,300	202,352	203,486	1,134	—
Expiring 03/16/22	Citibank, N.A.	CNH	1,250	194,582	195,660	1,078	—
Expiring 03/16/22	Citibank, N.A.	CNH	1,150	179,175	180,007	832	—
Expiring 03/16/22	Citibank, N.A.	CNH	965	150,009	150,971	962	—
Expiring 03/16/22	Citibank, N.A.	CNH	450	70,278	70,438	160	—
Expiring 03/16/22	Citibank, N.A.	CNH	450	69,857	70,438	581	—
Expiring 03/16/22	Citibank, N.A.	CNH	434	67,676	67,855	179	—
Expiring 03/16/22	Citibank, N.A.	CNH	250	39,027	39,132	105	—
Expiring 03/16/22	Citibank, N.A.	CNH	100	15,517	15,653	136	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	10,500	1,637,945	1,643,545	5,600	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	10,244	1,590,280	1,603,396	13,116	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	10,244	1,591,244	1,603,397	12,153	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	10,244	1,593,063	1,603,397	10,334	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	10,244	1,589,602	1,603,397	13,795	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	10,200	1,590,274	1,596,587	6,313	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	4,100	639,285	641,766	2,481	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	3,157	492,882	494,081	1,199	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	2,827	440,072	442,505	2,433	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	2,250	352,359	352,188	—	(171)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	1,300	202,353	203,487	1,134	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	1,250	194,581	195,659	1,078	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	1,150	179,176	180,008	832	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	965	150,009	150,971	962	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	450	69,857	70,438	581	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	450	70,278	70,437	159	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	434	67,676	67,855	179	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	250	39,027	39,132	105	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	100	15,517	15,653	136	—

Colombian Peso,
Expiring 03/16/22	Citibank, N.A.	COP	1,538,750	384,804	375,264	—	(9,540)
Expiring 03/16/22	Citibank, N.A.	COP	1,538,750	385,011	375,264	—	(9,747)
Expiring 03/16/22	Citibank, N.A.	COP	1,538,750	388,987	375,264	—	(13,723)
Expiring 03/16/22	Citibank, N.A.	COP	1,538,750	380,203	375,265	—	(4,938)
Expiring 03/16/22	Citibank, N.A.	COP	1,100,000	280,495	268,264	—	(12,231)
Expiring 03/16/22	Citibank, N.A.	COP	1,100,000	271,456	268,263	—	(3,193)
Expiring 03/16/22	Citibank, N.A.	COP	1,100,000	280,540	268,264	—	(12,276)
Expiring 03/16/22	Citibank, N.A.	COP	750,000	185,550	182,908	—	(2,642)
Expiring 03/16/22	Citibank, N.A.	COP	400,000	101,472	97,551	—	(3,921)
Expiring 03/16/22	Citibank, N.A.	COP	7,368	1,819	1,797	—	(22)
Expiring 03/16/22	Citibank, N.A.	COP	6,650	1,664	1,622	—	(42)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	1,538,750	384,805	375,265	—	(9,540)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	1,538,750	385,012	375,265	—	(9,747)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	1,538,750	388,988	375,265	—	(13,723)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	1,538,750	380,203	375,265	—	(4,938)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	1,100,000	280,496	268,264	—	(12,232)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	1,100,000	271,457	268,264	—	(3,193)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	1,100,000	280,540	268,263	—	(12,277)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	750,000	185,550	182,907	—	(2,643)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	400,000	101,472	97,551	—	(3,921)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	7,368	1,819	1,797	—	(22)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	6,650	1,664	1,622	—	(42)

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna,
Expiring 03/16/22	Citibank, N.A.	CZK	13,950	$621,211	$633,851	$12,640	$—
Expiring 03/16/22	Citibank, N.A.	CZK	13,200	585,082	599,772	14,690	—
Expiring 03/16/22	Citibank, N.A.	CZK	10,500	467,525	477,092	9,567	—
Expiring 03/16/22	Citibank, N.A.	CZK	3,300	148,241	149,943	1,702	—
Expiring 03/16/22	Citibank, N.A.	CZK	39	1,731	1,779	48	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	13,950	621,211	633,850	12,639	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	13,200	585,083	599,772	14,689	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	10,500	467,525	477,091	9,566	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	3,300	148,241	149,943	1,702	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	39	1,731	1,779	48	—

Euro,
Expiring 03/16/22	Citibank, N.A.	EUR	45	50,949	51,313	364	—
Expiring 03/16/22	Citibank, N.A.	EUR	25	28,340	28,507	167	—
Expiring 03/16/22	Citibank, N.A.	EUR	10	11,310	11,402	92	—
Expiring 03/16/22	Citibank, N.A.	EUR	10	11,721	11,810	89	—
Expiring 03/16/22	Citibank, N.A.	EUR	9	9,707	9,830	123	—
Expiring 03/16/22	Citibank, N.A.	EUR	9	9,823	9,875	52	—
Expiring 03/16/22	Citibank, N.A.	EUR	9	9,796	9,877	81	—
Expiring 03/16/22	Citibank, N.A.	EUR	9	9,702	9,830	128	—
Expiring 03/16/22	Citibank, N.A.	EUR	9	9,805	9,875	70	—
Expiring 03/16/22	Citibank, N.A.	EUR	9	9,806	9,875	69	—
Expiring 03/16/22	Citibank, N.A.	EUR	9	9,818	9,877	59	—
Expiring 03/16/22	Citibank, N.A.	EUR	9	9,713	9,829	116	—
Expiring 03/16/22	Citibank, N.A.	EUR	9	9,808	9,877	69	—
Expiring 03/16/22	Citibank, N.A.	EUR	9	9,694	9,830	136	—
Expiring 03/16/22	Citibank, N.A.	EUR	9	9,787	9,876	89	—
Expiring 03/16/22	Citibank, N.A.	EUR	9	9,825	9,877	52	—
Expiring 03/16/22	Citibank, N.A.	EUR	9	9,691	9,828	137	—
Expiring 03/16/22	Citibank, N.A.	EUR	6	6,812	6,871	59	—
Expiring 03/16/22	Citibank, N.A.	EUR	5	5,674	5,701	27	—
Expiring 03/16/22	Citibank, N.A.	EUR	5	5,670	5,701	31	—
Expiring 03/16/22	Citibank, N.A.	EUR	5	5,674	5,702	28	—
Expiring 03/16/22	Citibank, N.A.	EUR	5	5,650	5,701	51	—
Expiring 03/16/22	Citibank, N.A.	EUR	5	5,661	5,701	40	—
Expiring 03/16/22	Citibank, N.A.	EUR	4	4,892	4,938	46	—
Expiring 03/16/22	Citibank, N.A.	EUR	2	2,144	2,167	23	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	45	50,948	51,312	364	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	25	28,340	28,507	167	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	10	11,310	11,402	92	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	10	11,720	11,809	89	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	9	9,701	9,829	128	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	9	9,796	9,877	81	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	9	9,694	9,830	136	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	9	9,823	9,875	52	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	9	9,713	9,829	116	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	9	9,806	9,875	69	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	9	9,805	9,875	70	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	9	9,807	9,876	69	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	9	9,817	9,876	59	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	9	9,691	9,828	137	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	9	9,787	9,876	89	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	9	9,707	9,830	123	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	9	9,825	9,877	52	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	6	6,812	6,871	59	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	5	5,650	5,701	51	—

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	5	$ 5,674	$ 5,702	$ 28	$ —
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	5	5,674	5,701	27	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	5	5,661	5,701	40	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	5	5,669	5,700	31	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	4	4,892	4,938	46	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	2	2,144	2,167	23	—

Hungarian Forint,
Expiring 03/16/22	Citibank, N.A.	HUF	350,000	1,070,658	1,070,404	—	(254)
Expiring 03/16/22	Citibank, N.A.	HUF	165,000	502,795	504,619	1,824	—
Expiring 03/16/22	Citibank, N.A.	HUF	35,000	106,519	107,041	522	—
Expiring 03/16/22	Citibank, N.A.	HUF	853	2,627	2,609	—	(18)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	HUF	350,000	1,070,660	1,070,404	—	(256)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	HUF	165,000	502,796	504,620	1,824	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	HUF	35,000	106,519	107,041	522	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	HUF	853	2,627	2,609	—	(18)

Indian Rupee,
Expiring 03/16/22	Citibank, N.A.	INR	80,000	1,060,871	1,063,908	3,037	—
Expiring 03/16/22	Citibank, N.A.	INR	65,748	872,958	874,373	1,415	—
Expiring 03/16/22	Citibank, N.A.	INR	45,942	606,550	610,973	4,423	—
Expiring 03/16/22	Citibank, N.A.	INR	45,942	605,607	610,973	5,366	—
Expiring 03/16/22	Citibank, N.A.	INR	45,942	608,672	610,973	2,301	—
Expiring 03/16/22	Citibank, N.A.	INR	45,942	605,814	610,972	5,158	—
Expiring 03/16/22	Citibank, N.A.	INR	45,942	610,378	610,973	595	—
Expiring 03/16/22	Citibank, N.A.	INR	45,942	611,361	610,973	—	(388)
Expiring 03/16/22	Citibank, N.A.	INR	45,942	606,326	610,973	4,647	—
Expiring 03/16/22	Citibank, N.A.	INR	45,942	605,271	610,972	5,701	—
Expiring 03/16/22	Citibank, N.A.	INR	31,500	417,380	418,914	1,534	—
Expiring 03/16/22	Citibank, N.A.	INR	10,991	145,114	146,168	1,054	—
Expiring 03/16/22	Citibank, N.A.	INR	4,000	53,236	53,189	—	(47)
Expiring 03/16/22	Citibank, N.A.	INR	2,109	28,039	28,047	8	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	80,000	1,060,873	1,063,909	3,036	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	65,748	872,959	874,373	1,414	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	45,942	606,327	610,973	4,646	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	45,942	605,607	610,972	5,365	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	45,942	605,815	610,973	5,158	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	45,942	606,551	610,973	4,422	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	45,942	610,379	610,973	594	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	45,942	611,361	610,972	—	(389)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	45,942	608,672	610,972	2,300	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	45,942	605,272	610,972	5,700	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	31,500	417,381	418,914	1,533	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	10,991	145,114	146,168	1,054	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	4,000	53,236	53,189	—	(47)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	2,109	28,039	28,047	8	—

Indonesian Rupiah,
Expiring 03/16/22	Citibank, N.A.	IDR	9,000,000	619,944	627,624	7,680	—
Expiring 03/16/22	Citibank, N.A.	IDR	4,000,000	276,469	278,943	2,474	—
Expiring 03/16/22	Citibank, N.A.	IDR	2,850,000	196,448	198,748	2,300	—
Expiring 03/16/22	Citibank, N.A.	IDR	1,200,000	82,953	83,683	730	—
Expiring 03/16/22	Citibank, N.A.	IDR	208,434	14,406	14,535	129	—
Expiring 03/16/22	Citibank, N.A.	IDR	104,169	7,238	7,264	26	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	9,000,000	619,945	627,624	7,679	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	4,000,000	276,470	278,944	2,474	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	2,850,000	196,448	198,747	2,299	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	1,200,000	82,953	83,683	730	—

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	208,434	$ 14,406	$ 14,535	$ 129	$ —
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	104,169	7,238	7,264	26	—

Israeli Shekel,
Expiring 03/16/22	Citibank, N.A.	ILS	1,700	548,468	547,175	—	(1,293)
Expiring 03/16/22	Citibank, N.A.	ILS	1,650	526,097	531,082	4,985	—
Expiring 03/16/22	Citibank, N.A.	ILS	50	16,148	16,093	—	(55)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ILS	1,700	548,469	547,176	—	(1,293)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ILS	1,650	526,097	531,082	4,985	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ILS	50	16,148	16,093	—	(55)

Mexican Peso,
Expiring 03/16/22	Citibank, N.A.	MXN	33,042	1,484,414	1,592,282	107,868	—
Expiring 03/16/22	Citibank, N.A.	MXN	33,042	1,558,407	1,592,282	33,875	—
Expiring 03/16/22	Citibank, N.A.	MXN	33,042	1,530,526	1,592,282	61,756	—
Expiring 03/16/22	Citibank, N.A.	MXN	33,042	1,513,066	1,592,282	79,216	—
Expiring 03/16/22	Citibank, N.A.	MXN	33,042	1,492,261	1,592,281	100,020	—
Expiring 03/16/22	Citibank, N.A.	MXN	33,042	1,548,051	1,592,282	44,231	—
Expiring 03/16/22	Citibank, N.A.	MXN	33,042	1,504,270	1,592,281	88,011	—
Expiring 03/16/22	Citibank, N.A.	MXN	33,042	1,528,750	1,592,281	63,531	—
Expiring 03/16/22	Citibank, N.A.	MXN	25,350	1,203,737	1,221,621	17,884	—
Expiring 03/16/22	Citibank, N.A.	MXN	23,850	1,136,097	1,149,336	13,239	—
Expiring 03/16/22	Citibank, N.A.	MXN	18,500	884,020	891,518	7,498	—
Expiring 03/16/22	Citibank, N.A.	MXN	14,750	709,898	710,804	906	—
Expiring 03/16/22	Citibank, N.A.	MXN	3,150	148,668	151,799	3,131	—
Expiring 03/16/22	Citibank, N.A.	MXN	1,250	59,869	60,238	369	—
Expiring 03/16/22	Citibank, N.A.	MXN	424	19,514	20,432	918	—
Expiring 03/16/22	Citibank, N.A.	MXN	244	11,447	11,735	288	—
Expiring 03/16/22	Citibank, N.A.	MXN	1	48	48	—	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	33,042	1,513,068	1,592,282	79,214	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	33,042	1,558,409	1,592,282	33,873	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	33,042	1,530,528	1,592,282	61,754	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	33,042	1,548,053	1,592,282	44,229	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	33,042	1,484,415	1,592,281	107,866	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	33,042	1,492,263	1,592,282	100,019	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	33,042	1,528,752	1,592,281	63,529	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	33,042	1,504,272	1,592,282	88,010	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	25,350	1,203,739	1,221,621	17,882	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	23,850	1,136,099	1,149,336	13,237	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	18,500	884,021	891,518	7,497	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	14,750	709,899	710,805	906	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	3,150	148,669	151,800	3,131	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	1,250	59,869	60,238	369	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	424	19,514	20,432	918	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	244	11,446	11,734	288	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	1	48	48	—	—

New Taiwanese Dollar,
Expiring 03/16/22	Citibank, N.A.	TWD	14,500	525,003	526,030	1,027	—
Expiring 03/16/22	Citibank, N.A.	TWD	6,021	219,495	218,412	—	(1,083)
Expiring 03/16/22	Citibank, N.A.	TWD	4,567	165,897	165,681	—	(216)
Expiring 03/16/22	Citibank, N.A.	TWD	1,295	46,981	46,962	—	(19)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	14,500	525,004	526,031	1,027	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	6,021	219,495	218,411	—	(1,084)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	4,567	165,898	165,682	—	(216)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	1,295	46,981	46,962	—	(19)

Peruvian Nuevo Sol,
Expiring 03/16/22	Citibank, N.A.	PEN	100	24,535	24,952	417	—

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 03/16/22	Citibank, N.A.	PEN	84	$ 21,139	$ 20,960	$ —	$ (179)
Expiring 03/16/22	Citibank, N.A.	PEN	50	12,198	12,476	278	—
Expiring 03/16/22	Citibank, N.A.	PEN	50	12,317	12,476	159	—
Expiring 03/16/22	Citibank, N.A.	PEN	11	2,693	2,745	52	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PEN	100	24,535	24,952	417	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PEN	84	21,139	20,960	—	(179)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PEN	50	12,198	12,476	278	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PEN	50	12,317	12,476	159	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PEN	11	2,693	2,745	52	—

Philippine Peso,
Expiring 03/16/22	Citibank, N.A.	PHP	39,000	764,499	754,210	—	(10,289)
Expiring 03/16/22	Citibank, N.A.	PHP	36,000	714,359	696,194	—	(18,165)
Expiring 03/16/22	Citibank, N.A.	PHP	15,500	305,685	299,751	—	(5,934)
Expiring 03/16/22	Citibank, N.A.	PHP	13,000	259,669	251,404	—	(8,265)
Expiring 03/16/22	Citibank, N.A.	PHP	11,000	216,711	212,725	—	(3,986)
Expiring 03/16/22	Citibank, N.A.	PHP	3,000	59,076	58,016	—	(1,060)
Expiring 03/16/22	Citibank, N.A.	PHP	361	7,117	6,972	—	(145)
Expiring 03/16/22	Citibank, N.A.	PHP	124	2,448	2,398	—	(50)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	39,000	764,500	754,211	—	(10,289)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	36,000	714,360	696,194	—	(18,166)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	15,500	305,685	299,750	—	(5,935)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	13,000	259,669	251,404	—	(8,265)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	11,000	216,711	212,726	—	(3,985)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	3,000	59,076	58,016	—	(1,060)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	361	7,117	6,972	—	(145)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	124	2,448	2,398	—	(50)

Polish Zloty,
Expiring 03/16/22	Citibank, N.A.	PLN	4,350	1,057,940	1,073,489	15,549	—
Expiring 03/16/22	Citibank, N.A.	PLN	3,147	754,477	776,646	22,169	—
Expiring 03/16/22	Citibank, N.A.	PLN	2,938	708,804	725,120	16,316	—
Expiring 03/16/22	Citibank, N.A.	PLN	2,938	716,705	725,122	8,417	—
Expiring 03/16/22	Citibank, N.A.	PLN	2,938	711,035	725,122	14,087	—
Expiring 03/16/22	Citibank, N.A.	PLN	1,659	403,949	409,290	5,341	—
Expiring 03/16/22	Citibank, N.A.	PLN	1,625	396,686	401,001	4,315	—
Expiring 03/16/22	Citibank, N.A.	PLN	1,617	394,317	398,928	4,611	—
Expiring 03/16/22	Citibank, N.A.	PLN	1,450	352,572	357,830	5,258	—
Expiring 03/16/22	Citibank, N.A.	PLN	1,450	350,081	357,830	7,749	—
Expiring 03/16/22	Citibank, N.A.	PLN	850	207,943	209,762	1,819	—
Expiring 03/16/22	Citibank, N.A.	PLN	750	182,366	185,084	2,718	—
Expiring 03/16/22	Citibank, N.A.	PLN	209	50,801	51,524	723	—
Expiring 03/16/22	Citibank, N.A.	PLN	209	50,560	51,524	964	—
Expiring 03/16/22	Citibank, N.A.	PLN	209	50,286	51,524	1,238	—
Expiring 03/16/22	Citibank, N.A.	PLN	42	10,002	10,241	239	—
Expiring 03/16/22	Citibank, N.A.	PLN	16	3,876	3,948	72	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	4,350	1,057,942	1,073,490	15,548	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	3,147	754,478	776,646	22,168	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	2,938	716,706	725,122	8,416	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	2,938	708,805	725,121	16,316	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	2,938	711,036	725,122	14,086	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	1,659	403,949	409,289	5,340	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	1,625	396,686	401,000	4,314	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	1,617	394,317	398,928	4,611	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	1,450	352,573	357,830	5,257	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	1,450	350,081	357,830	7,749	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	850	207,944	209,763	1,819	—

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	750	$ 182,367	$ 185,085	$ 2,718	$ —
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	209	50,560	51,524	964	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	209	50,287	51,525	1,238	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	209	50,801	51,524	723	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	42	10,002	10,242	240	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	16	3,876	3,948	72	—

Russian Ruble,
Expiring 03/16/22	Citibank, N.A.	RUB	104,574	1,361,424	1,374,990	13,566	—
Expiring 03/16/22	Citibank, N.A.	RUB	104,574	1,375,618	1,374,990	—	(628)
Expiring 03/16/22	Citibank, N.A.	RUB	104,574	1,398,422	1,374,990	—	(23,432)
Expiring 03/16/22	Citibank, N.A.	RUB	104,574	1,361,284	1,374,989	13,705	—
Expiring 03/16/22	Citibank, N.A.	RUB	101,434	1,346,813	1,333,705	—	(13,108)
Expiring 03/16/22	Citibank, N.A.	RUB	101,434	1,343,166	1,333,705	—	(9,461)
Expiring 03/16/22	Citibank, N.A.	RUB	101,434	1,326,636	1,333,705	7,069	—
Expiring 03/16/22	Citibank, N.A.	RUB	101,434	1,326,766	1,333,705	6,939	—
Expiring 03/16/22	Citibank, N.A.	RUB	48,000	638,520	631,127	—	(7,393)
Expiring 03/16/22	Citibank, N.A.	RUB	28,000	371,913	368,157	—	(3,756)
Expiring 03/16/22	Citibank, N.A.	RUB	26,000	347,200	341,860	—	(5,340)
Expiring 03/16/22	Citibank, N.A.	RUB	10,500	138,673	138,059	—	(614)
Expiring 03/16/22	Citibank, N.A.	RUB	9,500	126,375	124,911	—	(1,464)
Expiring 03/16/22	Citibank, N.A.	RUB	4,500	60,004	59,169	—	(835)
Expiring 03/16/22	Citibank, N.A.	RUB	3,655	47,753	48,051	298	—
Expiring 03/16/22	Citibank, N.A.	RUB	3,140	40,973	41,286	313	—
Expiring 03/16/22	Citibank, N.A.	RUB	3,140	41,232	41,285	53	—
Expiring 03/16/22	Citibank, N.A.	RUB	3,140	41,508	41,286	—	(222)
Expiring 03/16/22	Citibank, N.A.	RUB	3,140	41,687	41,285	—	(402)
Expiring 03/16/22	Citibank, N.A.	RUB	1,905	25,572	25,048	—	(524)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	104,574	1,361,286	1,374,991	13,705	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	104,574	1,375,620	1,374,990	—	(630)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	104,574	1,361,426	1,374,991	13,565	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	104,574	1,398,424	1,374,990	—	(23,434)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	101,434	1,346,815	1,333,705	—	(13,110)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	101,434	1,343,168	1,333,705	—	(9,463)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	101,434	1,326,637	1,333,704	7,067	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	101,434	1,326,767	1,333,704	6,937	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	48,000	638,521	631,127	—	(7,394)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	28,000	371,914	368,158	—	(3,756)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	26,000	347,201	341,861	—	(5,340)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	10,500	138,673	138,059	—	(614)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	9,500	126,375	124,911	—	(1,464)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	4,500	60,004	59,168	—	(836)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	3,655	47,753	48,051	298	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	3,140	41,687	41,285	—	(402)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	3,140	41,508	41,286	—	(222)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	3,140	41,232	41,285	53	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	3,140	40,973	41,286	313	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	1,905	25,572	25,048	—	(524)

Saudi Arabian Riyal,
Expiring 03/16/22	Citibank, N.A.	SAR	4,850	1,292,511	1,291,627	—	(884)
Expiring 03/16/22	Citibank, N.A.	SAR	3,200	852,689	852,208	—	(481)
Expiring 03/16/22	Citibank, N.A.	SAR	200	53,299	53,263	—	(36)
Expiring 03/16/22	Citibank, N.A.	SAR	200	53,297	53,263	—	(34)
Expiring 03/16/22	Citibank, N.A.	SAR	100	26,648	26,632	—	(16)
Expiring 03/16/22	Citibank, N.A.	SAR	100	26,651	26,632	—	(19)
Expiring 03/16/22	Citibank, N.A.	SAR	100	26,645	26,632	—	(13)

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Saudi Arabian Riyal (cont’d.),
Expiring 03/16/22	Citibank, N.A.	SAR	100	$26,639	$26,631	$—	$(8)
Expiring 03/16/22	Citibank, N.A.	SAR	50	13,322	13,316	—	(6)
Expiring 03/16/22	Citibank, N.A.	SAR	50	13,325	13,316	—	(9)
Expiring 03/16/22	Citibank, N.A.	SAR	50	13,325	13,316	—	(9)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	4,850	1,292,513	1,291,628	—	(885)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	3,200	852,690	852,208	—	(482)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	200	53,299	53,263	—	(36)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	200	53,297	53,263	—	(34)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	100	26,639	26,631	—	(8)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	100	26,651	26,632	—	(19)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	100	26,648	26,632	—	(16)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	100	26,645	26,632	—	(13)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	50	13,325	13,316	—	(9)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	50	13,322	13,316	—	(6)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	50	13,324	13,315	—	(9)
Singapore Dollar,
Expiring 03/16/22	Citibank, N.A.	SGD	1,075	786,535	797,408	10,873	—
Expiring 03/16/22	Citibank, N.A.	SGD	635	466,486	471,027	4,541	—
Expiring 03/16/22	Citibank, N.A.	SGD	170	125,306	126,102	796	—
Expiring 03/16/22	Citibank, N.A.	SGD	80	59,192	59,342	150	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SGD	1,075	786,536	797,408	10,872	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SGD	635	466,487	471,027	4,540	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SGD	170	125,306	126,102	796	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SGD	80	59,192	59,342	150	—
South African Rand,
Expiring 03/16/22	Citibank, N.A.	ZAR	12,800	800,461	794,689	—	(5,772)
Expiring 03/16/22	Citibank, N.A.	ZAR	10,941	684,583	679,291	—	(5,292)
Expiring 03/16/22	Citibank, N.A.	ZAR	10,941	679,608	679,291	—	(317)
Expiring 03/16/22	Citibank, N.A.	ZAR	10,800	671,859	670,519	—	(1,340)
Expiring 03/16/22	Citibank, N.A.	ZAR	9,286	567,444	576,534	9,090	—
Expiring 03/16/22	Citibank, N.A.	ZAR	9,286	568,038	576,533	8,495	—
Expiring 03/16/22	Citibank, N.A.	ZAR	9,286	577,753	576,533	—	(1,220)
Expiring 03/16/22	Citibank, N.A.	ZAR	9,286	576,705	576,533	—	(172)
Expiring 03/16/22	Citibank, N.A.	ZAR	9,286	571,812	576,534	4,722	—
Expiring 03/16/22	Citibank, N.A.	ZAR	9,286	577,064	576,534	—	(530)
Expiring 03/16/22	Citibank, N.A.	ZAR	6,950	437,104	431,491	—	(5,613)
Expiring 03/16/22	Citibank, N.A.	ZAR	3,600	227,442	223,506	—	(3,936)
Expiring 03/16/22	Citibank, N.A.	ZAR	1,655	102,836	102,758	—	(78)
Expiring 03/16/22	Citibank, N.A.	ZAR	1,655	100,971	102,759	1,788	—
Expiring 03/16/22	Citibank, N.A.	ZAR	1,655	100,837	102,759	1,922	—
Expiring 03/16/22	Citibank, N.A.	ZAR	1,655	101,790	102,759	969	—
Expiring 03/16/22	Citibank, N.A.	ZAR	1,655	103,094	102,758	—	(336)
Expiring 03/16/22	Citibank, N.A.	ZAR	1,655	102,865	102,758	—	(107)
Expiring 03/16/22	Citibank, N.A.	ZAR	628	38,349	38,958	609	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	12,800	800,462	794,689	—	(5,773)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	10,941	679,609	679,292	—	(317)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	10,941	684,584	679,292	—	(5,292)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	10,800	671,859	670,518	—	(1,341)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	9,286	577,064	576,533	—	(531)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	9,286	568,039	576,534	8,495	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	9,286	567,444	576,533	9,089	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	9,286	577,754	576,534	—	(1,220)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	9,286	576,706	576,533	—	(173)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	9,286	571,812	576,533	4,721	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	6,950	437,105	431,491	—	(5,614)

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	3,600	$227,442	$223,506	$—	$(3,936)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	1,655	102,836	102,758	—	(78)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	1,655	100,837	102,758	1,921	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	1,655	101,790	102,758	968	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	1,655	103,095	102,759	—	(336)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	1,655	100,971	102,759	1,788	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	1,655	102,866	102,759	—	(107)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	628	38,349	38,958	609	—
South Korean Won,
Expiring 03/16/22	Citibank, N.A.	KRW	2,245,000	1,895,616	1,884,560	—	(11,056)
Expiring 03/16/22	Citibank, N.A.	KRW	1,970,000	1,662,129	1,653,712	—	(8,417)
Expiring 03/16/22	Citibank, N.A.	KRW	655,000	555,463	549,838	—	(5,625)
Expiring 03/16/22	Citibank, N.A.	KRW	370,000	312,409	310,595	—	(1,814)
Expiring 03/16/22	Citibank, N.A.	KRW	154,718	130,096	129,877	—	(219)
Expiring 03/16/22	Citibank, N.A.	KRW	130,000	109,900	109,128	—	(772)
Expiring 03/16/22	Citibank, N.A.	KRW	66,394	56,110	55,734	—	(376)
Expiring 03/16/22	Citibank, N.A.	KRW	35,000	29,706	29,380	—	(326)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,245,000	1,895,617	1,884,559	—	(11,058)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	1,970,000	1,662,131	1,653,712	—	(8,419)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	655,000	555,464	549,838	—	(5,626)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	370,000	312,410	310,596	—	(1,814)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	154,718	130,096	129,877	—	(219)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	130,000	109,900	109,128	—	(772)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	66,394	56,110	55,734	—	(376)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	35,000	29,706	29,380	—	(326)
Thai Baht,
Expiring 03/16/22	Citibank, N.A.	THB	7,117	215,470	212,991	—	(2,479)
Expiring 03/16/22	Citibank, N.A.	THB	7,117	218,295	212,990	—	(5,305)
Expiring 03/16/22	Citibank, N.A.	THB	7,117	218,345	212,990	—	(5,355)
Expiring 03/16/22	Citibank, N.A.	THB	7,117	210,530	212,990	2,460	—
Expiring 03/16/22	Citibank, N.A.	THB	7,117	213,791	212,991	—	(800)
Expiring 03/16/22	Citibank, N.A.	THB	7,117	216,791	212,990	—	(3,801)
Expiring 03/16/22	Citibank, N.A.	THB	7,117	211,341	212,991	1,650	—
Expiring 03/16/22	Citibank, N.A.	THB	7,117	210,977	212,990	2,013	—
Expiring 03/16/22	Citibank, N.A.	THB	1,500	44,925	44,891	—	(34)
Expiring 03/16/22	Citibank, N.A.	THB	1,000	29,952	29,927	—	(25)
Expiring 03/16/22	Citibank, N.A.	THB	1,000	29,714	29,928	214	—
Expiring 03/16/22	Citibank, N.A.	THB	611	18,106	18,286	180	—
Expiring 03/16/22	Citibank, N.A.	THB	500	14,909	14,964	55	—
Expiring 03/16/22	Citibank, N.A.	THB	500	14,757	14,964	207	—
Expiring 03/16/22	Citibank, N.A.	THB	500	14,889	14,963	74	—
Expiring 03/16/22	Citibank, N.A.	THB	500	15,244	14,964	—	(280)
Expiring 03/16/22	Citibank, N.A.	THB	500	15,131	14,963	—	(168)
Expiring 03/16/22	Citibank, N.A.	THB	500	14,988	14,963	—	(25)
Expiring 03/16/22	Citibank, N.A.	THB	248	7,583	7,407	—	(176)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	7,117	218,346	212,991	—	(5,355)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	7,117	215,470	212,990	—	(2,480)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	7,117	210,530	212,990	2,460	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	7,117	211,341	212,991	1,650	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	7,117	210,978	212,991	2,013	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	7,117	216,791	212,990	—	(3,801)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	7,117	213,791	212,990	—	(801)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	7,117	218,295	212,990	—	(5,305)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	1,500	44,925	44,891	—	(34)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	1,000	29,714	29,928	214	—

SEE NOTES TO FINANCIAL STATEMENTS

A19

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	1,000	$29,952	$29,927	$—	$(25)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	611	18,106	18,286	180	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	500	14,757	14,964	207	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	500	14,988	14,963	—	(25)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	500	15,131	14,963	—	(168)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	500	14,909	14,964	55	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	500	15,244	14,964	—	(280)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	500	14,889	14,963	74	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	248	7,583	7,407	—	(176)

				$206,124,414	$207,433,762	2,233,843	(924,495)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/16/22	Citibank, N.A.	BRL	7,250	$1,247,211	$1,277,474	$—	$(30,263)
Expiring 03/16/22	Citibank, N.A.	BRL	5,900	1,013,108	1,039,600	—	(26,492)
Expiring 03/16/22	Citibank, N.A.	BRL	5,400	928,671	951,498	—	(22,827)
Expiring 03/16/22	Citibank, N.A.	BRL	3,777	658,026	665,519	—	(7,493)
Expiring 03/16/22	Citibank, N.A.	BRL	2,500	435,411	440,508	—	(5,097)
Expiring 03/16/22	Citibank, N.A.	BRL	1,100	191,563	193,823	—	(2,260)
Expiring 03/16/22	Citibank, N.A.	BRL	750	130,233	132,153	—	(1,920)
Expiring 03/16/22	Citibank, N.A.	BRL	650	111,071	114,532	—	(3,461)
Expiring 03/16/22	Citibank, N.A.	BRL	650	112,730	114,533	—	(1,803)
Expiring 03/16/22	Citibank, N.A.	BRL	524	90,933	92,243	—	(1,310)
Expiring 03/16/22	Citibank, N.A.	BRL	315	54,729	55,416	—	(687)
Expiring 03/16/22	Citibank, N.A.	BRL	315	54,788	55,416	—	(628)
Expiring 03/16/22	Citibank, N.A.	BRL	315	54,497	55,417	—	(920)
Expiring 03/16/22	Citibank, N.A.	BRL	314	55,350	55,416	—	(66)
Expiring 03/16/22	Citibank, N.A.	BRL	8	1,387	1,409	—	(22)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	7,250	1,247,209	1,277,473	—	(30,264)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	5,900	1,013,106	1,039,599	—	(26,493)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	5,400	928,670	951,498	—	(22,828)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	3,777	658,026	665,520	—	(7,494)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	2,500	435,410	440,508	—	(5,098)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	1,100	191,563	193,823	—	(2,260)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	750	130,233	132,153	—	(1,920)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	650	111,071	114,532	—	(3,461)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	650	112,729	114,532	—	(1,803)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	524	90,933	92,243	—	(1,310)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	315	55,350	55,416	—	(66)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	315	54,788	55,416	—	(628)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	315	54,496	55,416	—	(920)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	314	54,729	55,416	—	(687)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	BRL	8	1,387	1,409	—	(22)
Chilean Peso,
Expiring 03/16/22	Citibank, N.A.	CLP	400,000	468,563	464,066	4,497	—
Expiring 03/16/22	Citibank, N.A.	CLP	335,000	390,367	388,655	1,712	—
Expiring 03/16/22	Citibank, N.A.	CLP	330,000	375,994	382,855	—	(6,861)
Expiring 03/16/22	Citibank, N.A.	CLP	160,000	186,208	185,626	582	—
Expiring 03/16/22	Citibank, N.A.	CLP	136,887	158,298	158,812	—	(514)
Expiring 03/16/22	Citibank, N.A.	CLP	100,000	117,015	116,017	998	—
Expiring 03/16/22	Citibank, N.A.	CLP	20,000	23,565	23,203	362	—

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 03/16/22	Citibank, N.A.	CLP	5,423	$6,316	$6,291	$25	$—
Expiring 03/16/22	Citibank, N.A.	CLP	2,202	2,688	2,555	133	—
Expiring 03/16/22	Citibank, N.A.	CLP	2,202	2,633	2,555	78	—
Expiring 03/16/22	Citibank, N.A.	CLP	2,202	2,690	2,555	135	—
Expiring 03/16/22	Citibank, N.A.	CLP	2,202	2,692	2,555	137	—
Expiring 03/16/22	Citibank, N.A.	CLP	2,202	2,595	2,555	40	—
Expiring 03/16/22	Citibank, N.A.	CLP	2,202	2,607	2,555	52	—
Expiring 03/16/22	Citibank, N.A.	CLP	2,202	2,627	2,555	72	—
Expiring 03/16/22	Citibank, N.A.	CLP	2,202	2,610	2,555	55	—
Expiring 03/16/22	Citibank, N.A.	CLP	2,152	2,506	2,497	9	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	400,000	468,563	464,066	4,497	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	335,000	390,367	388,655	1,712	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	330,000	375,993	382,854	—	(6,861)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	160,000	186,208	185,627	581	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	136,887	158,298	158,812	—	(514)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	100,000	117,015	116,017	998	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	20,000	23,565	23,204	361	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	5,423	6,316	6,291	25	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	2,202	2,688	2,555	133	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	2,202	2,633	2,555	78	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	2,202	2,692	2,555	137	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	2,202	2,690	2,555	135	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	2,202	2,627	2,555	72	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	2,202	2,595	2,555	40	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	2,202	2,610	2,555	55	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	2,202	2,607	2,555	52	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CLP	2,152	2,506	2,497	9	—
Chinese Renminbi,
Expiring 03/16/22	Citibank, N.A.	CNH	5,200	807,922	813,946	—	(6,024)
Expiring 03/16/22	Citibank, N.A.	CNH	4,496	701,252	703,673	—	(2,421)
Expiring 03/16/22	Citibank, N.A.	CNH	3,066	476,826	479,955	—	(3,129)
Expiring 03/16/22	Citibank, N.A.	CNH	3,066	476,456	479,954	—	(3,498)
Expiring 03/16/22	Citibank, N.A.	CNH	3,066	476,551	479,954	—	(3,403)
Expiring 03/16/22	Citibank, N.A.	CNH	3,066	475,834	479,955	—	(4,121)
Expiring 03/16/22	Citibank, N.A.	CNH	2,950	459,377	461,758	—	(2,381)
Expiring 03/16/22	Citibank, N.A.	CNH	1,850	287,428	289,578	—	(2,150)
Expiring 03/16/22	Citibank, N.A.	CNH	1,750	272,633	273,924	—	(1,291)
Expiring 03/16/22	Citibank, N.A.	CNH	1,500	233,637	234,792	—	(1,155)
Expiring 03/16/22	Citibank, N.A.	CNH	1,450	226,346	226,966	—	(620)
Expiring 03/16/22	Citibank, N.A.	CNH	1,350	210,474	211,313	—	(839)
Expiring 03/16/22	Citibank, N.A.	CNH	1,100	171,937	172,181	—	(244)
Expiring 03/16/22	Citibank, N.A.	CNH	1,000	155,666	156,528	—	(862)
Expiring 03/16/22	Citibank, N.A.	CNH	700	109,230	109,570	—	(340)
Expiring 03/16/22	Citibank, N.A.	CNH	200	31,049	31,306	—	(257)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	5,200	807,921	813,946	—	(6,025)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	4,496	701,251	703,673	—	(2,422)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	3,066	476,825	479,954	—	(3,129)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	3,066	475,832	479,954	—	(4,122)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	3,066	476,455	479,954	—	(3,499)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	3,066	476,551	479,955	—	(3,404)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	2,950	459,376	461,758	—	(2,382)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	1,850	287,427	289,577	—	(2,150)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	1,750	272,633	273,924	—	(1,291)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	1,500	233,637	234,792	—	(1,155)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	1,450	226,346	226,966	—	(620)

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	1,350	$210,473	$211,313	$—	$(840)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	1,100	171,936	172,181	—	(245)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	1,000	155,666	156,528	—	(862)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	700	109,230	109,570	—	(340)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	200	31,049	31,306	—	(257)
Colombian Peso,
Expiring 03/16/22	Citibank, N.A.	COP	1,250,000	314,610	304,845	9,765	—
Expiring 03/16/22	Citibank, N.A.	COP	850,000	214,152	207,294	6,858	—
Expiring 03/16/22	Citibank, N.A.	COP	850,000	212,363	207,295	5,068	—
Expiring 03/16/22	Citibank, N.A.	COP	600,000	150,767	146,326	4,441	—
Expiring 03/16/22	Citibank, N.A.	COP	15,352	3,864	3,744	120	—
Expiring 03/16/22	Citibank, N.A.	COP	9,615	2,380	2,345	35	—
Expiring 03/16/22	Citibank, N.A.	COP	9,615	2,415	2,345	70	—
Expiring 03/16/22	Citibank, N.A.	COP	9,615	2,428	2,344	84	—
Expiring 03/16/22	Citibank, N.A.	COP	4,807	1,205	1,173	32	—
Expiring 03/16/22	Citibank, N.A.	COP	4,807	1,205	1,173	32	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	1,250,000	314,610	304,846	9,764	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	850,000	212,363	207,295	5,068	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	850,000	214,152	207,295	6,857	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	600,000	150,767	146,326	4,441	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	15,352	3,864	3,744	120	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	9,615	2,380	2,345	35	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	9,615	2,424	2,345	79	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	9,615	2,415	2,345	70	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	4,807	1,205	1,173	32	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	4,807	1,206	1,172	34	—
Czech Koruna,
Expiring 03/16/22	Citibank, N.A.	CZK	46,299	2,037,139	2,103,713	—	(66,574)
Expiring 03/16/22	Citibank, N.A.	CZK	42,732	1,894,221	1,941,621	—	(47,400)
Expiring 03/16/22	Citibank, N.A.	CZK	42,732	1,889,940	1,941,622	—	(51,682)
Expiring 03/16/22	Citibank, N.A.	CZK	42,732	1,884,992	1,941,622	—	(56,630)
Expiring 03/16/22	Citibank, N.A.	CZK	10,000	439,689	454,373	—	(14,684)
Expiring 03/16/22	Citibank, N.A.	CZK	3,567	157,673	162,091	—	(4,418)
Expiring 03/16/22	Citibank, N.A.	CZK	3,567	157,843	162,091	—	(4,248)
Expiring 03/16/22	Citibank, N.A.	CZK	3,567	158,255	162,091	—	(3,836)
Expiring 03/16/22	Citibank, N.A.	CZK	72	3,159	3,248	—	(89)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	46,299	2,037,136	2,103,712	—	(66,576)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	42,732	1,884,989	1,941,621	—	(56,632)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	42,732	1,894,219	1,941,622	—	(47,403)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	42,732	1,889,937	1,941,621	—	(51,684)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	10,000	439,689	454,373	—	(14,684)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	3,567	157,843	162,091	—	(4,248)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	3,567	157,673	162,091	—	(4,418)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	3,567	158,255	162,092	—	(3,837)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	72	3,159	3,248	—	(89)
Euro,
Expiring 03/16/22	Citibank, N.A.	EUR	10	11,315	11,403	—	(88)
Expiring 03/16/22	Citibank, N.A.	EUR	5	5,641	5,701	—	(60)
Expiring 03/16/22	Citibank, N.A.	EUR	5	5,654	5,701	—	(47)
Expiring 03/16/22	Citibank, N.A.	EUR	5	5,670	5,702	—	(32)
Expiring 03/16/22	Citibank, N.A.	EUR	5	5,662	5,702	—	(40)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	10	11,315	11,403	—	(88)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	5	5,641	5,701	—	(60)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	5	5,654	5,702	—	(48)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	5	5,670	5,702	—	(32)

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	5	$5,662	$5,702	$—	$(40)
Hungarian Forint,
Expiring 03/16/22	Citibank, N.A.	HUF	34,544	104,652	105,645	—	(993)
Expiring 03/16/22	Citibank, N.A.	HUF	34,544	103,903	105,645	—	(1,742)
Expiring 03/16/22	Citibank, N.A.	HUF	1,692	5,153	5,173	—	(20)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	HUF	34,544	104,652	105,645	—	(993)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	HUF	34,544	103,903	105,645	—	(1,742)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	HUF	1,692	5,153	5,173	—	(20)
Indian Rupee,
Expiring 03/16/22	Citibank, N.A.	INR	108,000	1,418,340	1,436,276	—	(17,936)
Expiring 03/16/22	Citibank, N.A.	INR	103,000	1,354,433	1,369,782	—	(15,349)
Expiring 03/16/22	Citibank, N.A.	INR	90,000	1,180,152	1,196,897	—	(16,745)
Expiring 03/16/22	Citibank, N.A.	INR	61,500	804,781	817,879	—	(13,098)
Expiring 03/16/22	Citibank, N.A.	INR	56,000	733,019	744,736	—	(11,717)
Expiring 03/16/22	Citibank, N.A.	INR	42,500	551,944	565,202	—	(13,258)
Expiring 03/16/22	Citibank, N.A.	INR	21,247	277,034	282,554	—	(5,520)
Expiring 03/16/22	Citibank, N.A.	INR	6,265	82,643	83,311	—	(668)
Expiring 03/16/22	Citibank, N.A.	INR	6,265	82,783	83,311	—	(528)
Expiring 03/16/22	Citibank, N.A.	INR	6,265	82,639	83,311	—	(672)
Expiring 03/16/22	Citibank, N.A.	INR	6,265	82,553	83,312	—	(759)
Expiring 03/16/22	Citibank, N.A.	INR	6,265	82,594	83,311	—	(717)
Expiring 03/16/22	Citibank, N.A.	INR	3,132	41,561	41,656	—	(95)
Expiring 03/16/22	Citibank, N.A.	INR	3,132	41,709	41,656	53	—
Expiring 03/16/22	Citibank, N.A.	INR	3,132	41,710	41,656	54	—
Expiring 03/16/22	Citibank, N.A.	INR	3,132	41,552	41,656	—	(104)
Expiring 03/16/22	Citibank, N.A.	INR	3,132	41,619	41,656	—	(37)
Expiring 03/16/22	Citibank, N.A.	INR	3,132	41,622	41,656	—	(34)
Expiring 03/16/22	Citibank, N.A.	INR	865	11,549	11,504	45	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	108,000	1,418,339	1,436,277	—	(17,938)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	103,000	1,354,431	1,369,782	—	(15,351)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	90,000	1,180,151	1,196,897	—	(16,746)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	61,500	804,780	817,879	—	(13,099)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	56,000	733,018	744,736	—	(11,718)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	42,500	551,943	565,201	—	(13,258)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	21,247	277,034	282,555	—	(5,521)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	6,265	82,646	83,312	—	(666)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	6,265	82,586	83,312	—	(726)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	6,265	82,784	83,311	—	(527)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	6,265	82,638	83,312	—	(674)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	6,265	82,555	83,311	—	(756)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	3,132	41,564	41,655	—	(91)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	3,132	41,547	41,656	—	(109)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	3,132	41,621	41,655	—	(34)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	3,132	41,707	41,655	52	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	3,132	41,612	41,656	—	(44)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	3,132	41,707	41,655	52	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	865	11,549	11,504	45	—
Indonesian Rupiah,
Expiring 03/16/22	Citibank, N.A.	IDR	2,379,837	163,917	165,961	—	(2,044)
Expiring 03/16/22	Citibank, N.A.	IDR	2,379,837	165,160	165,960	—	(800)
Expiring 03/16/22	Citibank, N.A.	IDR	2,379,837	163,282	165,961	—	(2,679)
Expiring 03/16/22	Citibank, N.A.	IDR	2,379,837	165,578	165,961	—	(383)
Expiring 03/16/22	Citibank, N.A.	IDR	540,015	37,733	37,658	75	—
Expiring 03/16/22	Citibank, N.A.	IDR	447,372	30,920	31,198	—	(278)
Expiring 03/16/22	Citibank, N.A.	IDR	30,319	2,114	2,115	—	(1)

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	2,379,837	$163,916	$165,960	$—	$(2,044)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	2,379,837	165,160	165,961	—	(801)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	2,379,837	163,281	165,960	—	(2,679)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	2,379,837	165,578	165,960	—	(382)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	540,015	37,733	37,658	75	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	447,372	30,920	31,198	—	(278)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	30,319	2,114	2,115	—	(1)
Israeli Shekel,
Expiring 03/16/22	Citibank, N.A.	ILS	6,073	1,971,279	1,954,545	16,734	—
Expiring 03/16/22	Citibank, N.A.	ILS	6,073	1,961,574	1,954,544	7,030	—
Expiring 03/16/22	Citibank, N.A.	ILS	4,100	1,304,940	1,319,660	—	(14,720)
Expiring 03/16/22	Citibank, N.A.	ILS	1,676	532,229	539,425	—	(7,196)
Expiring 03/16/22	Citibank, N.A.	ILS	1,674	531,694	538,833	—	(7,139)
Expiring 03/16/22	Citibank, N.A.	ILS	1,300	412,897	418,429	—	(5,532)
Expiring 03/16/22	Citibank, N.A.	ILS	900	290,281	289,681	600	—
Expiring 03/16/22	Citibank, N.A.	ILS	850	269,902	273,588	—	(3,686)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ILS	6,073	1,961,571	1,954,544	7,027	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ILS	6,073	1,971,276	1,954,544	16,732	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ILS	4,100	1,304,938	1,319,659	—	(14,721)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ILS	1,676	532,229	539,426	—	(7,197)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ILS	1,674	531,693	538,833	—	(7,140)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ILS	1,300	412,897	418,429	—	(5,532)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ILS	900	290,281	289,682	599	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ILS	850	269,901	273,588	—	(3,687)
Mexican Peso,
Expiring 03/16/22	Citibank, N.A.	MXN	27,300	1,247,887	1,315,592	—	(67,705)
Expiring 03/16/22	Citibank, N.A.	MXN	25,600	1,190,702	1,233,669	—	(42,967)
Expiring 03/16/22	Citibank, N.A.	MXN	11,450	526,745	551,777	—	(25,032)
Expiring 03/16/22	Citibank, N.A.	MXN	7,300	328,976	351,788	—	(22,812)
Expiring 03/16/22	Citibank, N.A.	MXN	7,150	331,250	344,560	—	(13,310)
Expiring 03/16/22	Citibank, N.A.	MXN	4,700	217,145	226,494	—	(9,349)
Expiring 03/16/22	Citibank, N.A.	MXN	3,800	179,290	183,123	—	(3,833)
Expiring 03/16/22	Citibank, N.A.	MXN	3,200	148,077	154,209	—	(6,132)
Expiring 03/16/22	Citibank, N.A.	MXN	2,028	97,168	97,706	—	(538)
Expiring 03/16/22	Citibank, N.A.	MXN	1,650	77,220	79,514	—	(2,294)
Expiring 03/16/22	Citibank, N.A.	MXN	946	44,150	45,564	—	(1,414)
Expiring 03/16/22	Citibank, N.A.	MXN	817	39,116	39,347	—	(231)
Expiring 03/16/22	Citibank, N.A.	MXN	271	12,535	13,036	—	(501)
Expiring 03/16/22	Citibank, N.A.	MXN	271	12,365	13,035	—	(670)
Expiring 03/16/22	Citibank, N.A.	MXN	271	12,490	13,036	—	(546)
Expiring 03/16/22	Citibank, N.A.	MXN	271	12,162	13,036	—	(874)
Expiring 03/16/22	Citibank, N.A.	MXN	271	12,340	13,035	—	(695)
Expiring 03/16/22	Citibank, N.A.	MXN	271	12,198	13,036	—	(838)
Expiring 03/16/22	Citibank, N.A.	MXN	271	12,661	13,036	—	(375)
Expiring 03/16/22	Citibank, N.A.	MXN	271	12,789	13,035	—	(246)
Expiring 03/16/22	Citibank, N.A.	MXN	147	7,126	7,084	42	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	27,300	1,247,885	1,315,592	—	(67,707)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	25,600	1,190,700	1,233,668	—	(42,968)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	11,450	526,745	551,778	—	(25,033)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	7,300	328,976	351,788	—	(22,812)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	7,150	331,249	344,559	—	(13,310)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	4,700	217,145	226,494	—	(9,349)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	3,800	179,290	183,123	—	(3,833)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	3,200	148,077	154,209	—	(6,132)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	2,028	97,168	97,706	—	(538)

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	1,650	$77,220	$79,514	$—	$(2,294)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	946	44,150	45,564	—	(1,414)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	817	39,116	39,347	—	(231)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	271	12,490	13,036	—	(546)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	271	12,198	13,036	—	(838)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	271	12,162	13,036	—	(874)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	271	12,340	13,035	—	(695)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	271	12,365	13,035	—	(670)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	270	12,661	13,036	—	(375)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	270	12,789	13,035	—	(246)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	270	12,535	13,036	—	(501)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	147	7,126	7,084	42	—
New Taiwanese Dollar,
Expiring 03/16/22	Citibank, N.A.	TWD	30,650	1,111,686	1,111,934	—	(248)
Expiring 03/16/22	Citibank, N.A.	TWD	30,650	1,110,840	1,111,934	—	(1,094)
Expiring 03/16/22	Citibank, N.A.	TWD	30,650	1,115,108	1,111,934	3,174	—
Expiring 03/16/22	Citibank, N.A.	TWD	30,650	1,115,043	1,111,934	3,109	—
Expiring 03/16/22	Citibank, N.A.	TWD	30,650	1,108,390	1,111,935	—	(3,545)
Expiring 03/16/22	Citibank, N.A.	TWD	30,650	1,110,035	1,111,934	—	(1,899)
Expiring 03/16/22	Citibank, N.A.	TWD	30,650	1,112,857	1,111,935	922	—
Expiring 03/16/22	Citibank, N.A.	TWD	30,650	1,109,915	1,111,934	—	(2,019)
Expiring 03/16/22	Citibank, N.A.	TWD	30,500	1,102,392	1,106,477	—	(4,085)
Expiring 03/16/22	Citibank, N.A.	TWD	9,810	355,164	355,886	—	(722)
Expiring 03/16/22	Citibank, N.A.	TWD	1,533	55,619	55,596	23	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	30,650	1,111,685	1,111,934	—	(249)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	30,650	1,115,041	1,111,934	3,107	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	30,650	1,110,838	1,111,934	—	(1,096)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	30,650	1,112,855	1,111,934	921	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	30,650	1,110,034	1,111,934	—	(1,900)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	30,650	1,108,388	1,111,934	—	(3,546)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	30,650	1,115,106	1,111,934	3,172	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	30,650	1,109,913	1,111,934	—	(2,021)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	30,500	1,102,391	1,106,478	—	(4,087)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	9,810	355,164	355,887	—	(723)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	1,533	55,619	55,596	23	—
Peruvian Nuevo Sol,
Expiring 03/16/22	Citibank, N.A.	PEN	879	217,127	219,327	—	(2,200)
Expiring 03/16/22	Citibank, N.A.	PEN	50	12,472	12,476	—	(4)
Expiring 03/16/22	Citibank, N.A.	PEN	50	12,160	12,476	—	(316)
Expiring 03/16/22	Citibank, N.A.	PEN	50	12,206	12,476	—	(270)
Expiring 03/16/22	Citibank, N.A.	PEN	15	3,678	3,743	—	(65)
Expiring 03/16/22	Citibank, N.A.	PEN	1	125	124	1	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PEN	879	217,127	219,327	—	(2,200)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PEN	50	12,160	12,476	—	(316)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PEN	50	12,206	12,476	—	(270)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PEN	50	12,472	12,476	—	(4)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PEN	15	3,678	3,743	—	(65)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PEN	1	125	124	1	—
Philippine Peso,
Expiring 03/16/22	Citibank, N.A.	PHP	57,214	1,119,392	1,106,447	12,945	—
Expiring 03/16/22	Citibank, N.A.	PHP	57,214	1,130,540	1,106,447	24,093	—
Expiring 03/16/22	Citibank, N.A.	PHP	57,214	1,120,895	1,106,447	14,448	—
Expiring 03/16/22	Citibank, N.A.	PHP	57,214	1,127,232	1,106,447	20,785	—
Expiring 03/16/22	Citibank, N.A.	PHP	57,214	1,131,133	1,106,447	24,686	—
Expiring 03/16/22	Citibank, N.A.	PHP	57,214	1,128,377	1,106,446	21,931	—

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 03/16/22	Citibank, N.A.	PHP	57,214	$1,120,411	$1,106,447	$13,964	$—
Expiring 03/16/22	Citibank, N.A.	PHP	57,214	1,127,164	1,106,447	20,717	—
Expiring 03/16/22	Citibank, N.A.	PHP	6,000	116,484	116,032	452	—
Expiring 03/16/22	Citibank, N.A.	PHP	827	16,296	15,984	312	—
Expiring 03/16/22	Citibank, N.A.	PHP	119	2,299	2,292	7	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	57,214	1,128,376	1,106,447	21,929	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	57,214	1,130,538	1,106,446	24,092	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	57,214	1,120,410	1,106,447	13,963	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	57,214	1,120,893	1,106,446	14,447	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	57,214	1,127,231	1,106,447	20,784	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	57,214	1,131,132	1,106,447	24,685	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	57,214	1,127,163	1,106,447	20,716	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	57,214	1,119,390	1,106,446	12,944	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	6,000	116,484	116,033	451	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	827	16,296	15,984	312	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	119	2,299	2,292	7	—
Polish Zloty,
Expiring 03/16/22	Citibank, N.A.	PLN	897	219,421	221,361	—	(1,940)
Expiring 03/16/22	Citibank, N.A.	PLN	71	17,157	17,521	—	(364)
Expiring 03/16/22	Citibank, N.A.	PLN	42	10,205	10,396	—	(191)
Expiring 03/16/22	Citibank, N.A.	PLN	42	10,150	10,396	—	(246)
Expiring 03/16/22	Citibank, N.A.	PLN	42	10,098	10,396	—	(298)
Expiring 03/16/22	Citibank, N.A.	PLN	42	10,253	10,395	—	(142)
Expiring 03/16/22	Citibank, N.A.	PLN	13	3,192	3,208	—	(16)
Expiring 03/16/22	Citibank, N.A.	PLN	9	2,209	2,221	—	(12)
Expiring 03/16/22	Citibank, N.A.	PLN	1	122	123	—	(1)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	897	219,420	221,361	—	(1,941)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	71	17,157	17,521	—	(364)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	42	10,149	10,395	—	(246)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	42	10,204	10,395	—	(191)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	42	10,253	10,396	—	(143)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	42	10,098	10,396	—	(298)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	13	3,192	3,208	—	(16)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	9	2,209	2,221	—	(12)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	1	122	123	—	(1)
Russian Ruble,
Expiring 03/16/22	Citibank, N.A.	RUB	98,000	1,284,987	1,288,550	—	(3,563)
Expiring 03/16/22	Citibank, N.A.	RUB	62,500	829,828	821,780	8,048	—
Expiring 03/16/22	Citibank, N.A.	RUB	62,500	830,154	821,779	8,375	—
Expiring 03/16/22	Citibank, N.A.	RUB	60,500	811,119	795,482	15,637	—
Expiring 03/16/22	Citibank, N.A.	RUB	57,000	741,575	749,463	—	(7,888)
Expiring 03/16/22	Citibank, N.A.	RUB	33,000	430,948	433,900	—	(2,952)
Expiring 03/16/22	Citibank, N.A.	RUB	5,720	76,289	75,209	1,080	—
Expiring 03/16/22	Citibank, N.A.	RUB	1,990	26,430	26,171	259	—
Expiring 03/16/22	Citibank, N.A.	RUB	1,990	26,658	26,172	486	—
Expiring 03/16/22	Citibank, N.A.	RUB	1,990	25,902	26,171	—	(269)
Expiring 03/16/22	Citibank, N.A.	RUB	1,990	25,925	26,171	—	(246)
Expiring 03/16/22	Citibank, N.A.	RUB	1,990	26,149	26,171	—	(22)
Expiring 03/16/22	Citibank, N.A.	RUB	1,990	26,310	26,172	138	—
Expiring 03/16/22	Citibank, N.A.	RUB	1,990	26,412	26,171	241	—
Expiring 03/16/22	Citibank, N.A.	RUB	1,990	25,957	26,171	—	(214)
Expiring 03/16/22	Citibank, N.A.	RUB	557	7,328	7,324	4	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	98,000	1,284,986	1,288,551	—	(3,565)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	62,500	830,153	821,779	8,374	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	62,500	829,827	821,780	8,047	—

.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	60,500	$811,118	$795,482	$15,636	$—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	57,000	741,574	749,463	—	(7,889)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	33,000	430,947	433,899	—	(2,952)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	5,720	76,289	75,209	1,080	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	1,990	25,957	26,171	—	(214)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	1,990	26,658	26,172	486	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	1,990	26,310	26,172	138	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	1,990	25,902	26,171	—	(269)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	1,990	26,412	26,171	241	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	1,990	26,149	26,171	—	(22)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	1,990	25,925	26,171	—	(246)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	1,990	26,430	26,171	259	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	557	7,328	7,324	4	—
Saudi Arabian Riyal,
Expiring 03/16/22	Citibank, N.A.	SAR	1,496	398,543	398,273	270	—
Expiring 03/16/22	Citibank, N.A.	SAR	1,496	398,549	398,274	275	—
Expiring 03/16/22	Citibank, N.A.	SAR	501	133,357	133,423	—	(66)
Expiring 03/16/22	Citibank, N.A.	SAR	250	66,618	66,578	40	—
Expiring 03/16/22	Citibank, N.A.	SAR	150	39,967	39,947	20	—
Expiring 03/16/22	Citibank, N.A.	SAR	50	13,324	13,316	8	—
Expiring 03/16/22	Citibank, N.A.	SAR	50	13,322	13,316	6	—
Expiring 03/16/22	Citibank, N.A.	SAR	50	13,322	13,316	6	—
Expiring 03/16/22	Citibank, N.A.	SAR	8	1,997	1,997	—	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	1,496	398,543	398,274	269	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	1,495	398,548	398,274	274	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	501	133,357	133,423	—	(66)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	250	66,618	66,579	39	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	150	39,967	39,947	20	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	50	13,324	13,316	8	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	50	13,322	13,316	6	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	50	13,322	13,316	6	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SAR	8	1,997	1,997	—	—
Singapore Dollar,
Expiring 03/16/22	Citibank, N.A.	SGD	4,143	3,049,389	3,072,804	—	(23,415)
Expiring 03/16/22	Citibank, N.A.	SGD	4,143	3,027,514	3,072,806	—	(45,292)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SGD	4,143	3,027,509	3,072,805	—	(45,296)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SGD	4,142	3,049,385	3,072,804	—	(23,419)
South African Rand,
Expiring 03/16/22	Citibank, N.A.	ZAR	42,850	2,660,498	2,660,344	154	—
Expiring 03/16/22	Citibank, N.A.	ZAR	11,800	724,248	732,604	—	(8,356)
Expiring 03/16/22	Citibank, N.A.	ZAR	8,581	538,241	532,752	5,489	—
Expiring 03/16/22	Citibank, N.A.	ZAR	2,750	171,997	170,734	1,263	—
Expiring 03/16/22	Citibank, N.A.	ZAR	2,000	123,454	124,170	—	(716)
Expiring 03/16/22	Citibank, N.A.	ZAR	1,400	86,335	86,919	—	(584)
Expiring 03/16/22	Citibank, N.A.	ZAR	1,200	74,695	74,502	193	—
Expiring 03/16/22	Citibank, N.A.	ZAR	1,144	70,292	71,025	—	(733)
Expiring 03/16/22	Citibank, N.A.	ZAR	307	18,683	19,033	—	(350)
Expiring 03/16/22	Citibank, N.A.	ZAR	307	19,091	19,033	58	—
Expiring 03/16/22	Citibank, N.A.	ZAR	307	18,714	19,033	—	(319)
Expiring 03/16/22	Citibank, N.A.	ZAR	307	19,032	19,033	—	(1)
Expiring 03/16/22	Citibank, N.A.	ZAR	307	19,056	19,033	23	—
Expiring 03/16/22	Citibank, N.A.	ZAR	307	18,854	19,033	—	(179)
Expiring 03/16/22	Citibank, N.A.	ZAR	307	19,048	19,033	15	—
Expiring 03/16/22	Citibank, N.A.	ZAR	307	19,050	19,033	17	—
Expiring 03/16/22	Citibank, N.A.	ZAR	172	10,677	10,647	30	—

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 03/16/22	Citibank, N.A.	ZAR	85	$5,262	$5,246	$16	$—
Expiring 03/16/22	Citibank, N.A.	ZAR	2	93	93	—	—
Expiring 03/16/22	Citibank, N.A.	ZAR	2	125	125	—	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	42,850	2,660,494	2,660,343	151	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	11,800	724,247	732,603	—	(8,356)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	8,581	538,240	532,752	5,488	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	2,750	171,997	170,734	1,263	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	2,000	123,454	124,170	—	(716)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	1,400	86,335	86,919	—	(584)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	1,200	74,695	74,502	193	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	1,144	70,292	71,025	—	(733)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	307	19,091	19,033	58	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	307	19,048	19,033	15	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	307	18,853	19,032	—	(179)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	307	18,683	19,033	—	(350)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	307	19,050	19,033	17	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	307	19,056	19,033	23	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	307	19,032	19,033	—	(1)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	307	18,714	19,033	—	(319)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	172	10,677	10,647	30	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	85	5,262	5,246	16	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	2	93	93	—	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	2	125	125	—	—
South Korean Won,
Expiring 03/16/22	Citibank, N.A.	KRW	2,415,000	2,031,417	2,027,266	4,151	—
Expiring 03/16/22	Citibank, N.A.	KRW	2,400,169	2,016,704	2,014,816	1,888	—
Expiring 03/16/22	Citibank, N.A.	KRW	2,400,169	2,030,089	2,014,815	15,274	—
Expiring 03/16/22	Citibank, N.A.	KRW	2,400,169	2,030,330	2,014,815	15,515	—
Expiring 03/16/22	Citibank, N.A.	KRW	2,400,169	2,035,673	2,014,816	20,857	—
Expiring 03/16/22	Citibank, N.A.	KRW	2,400,169	2,035,025	2,014,815	20,210	—
Expiring 03/16/22	Citibank, N.A.	KRW	2,400,169	2,015,755	2,014,815	940	—
Expiring 03/16/22	Citibank, N.A.	KRW	2,400,169	2,015,010	2,014,815	195	—
Expiring 03/16/22	Citibank, N.A.	KRW	2,400,169	2,015,950	2,014,816	1,134	—
Expiring 03/16/22	Citibank, N.A.	KRW	1,565,000	1,316,567	1,313,736	2,831	—
Expiring 03/16/22	Citibank, N.A.	KRW	1,110,000	936,208	931,787	4,421	—
Expiring 03/16/22	Citibank, N.A.	KRW	885,000	741,619	742,911	—	(1,292)
Expiring 03/16/22	Citibank, N.A.	KRW	870,000	732,617	730,319	2,298	—
Expiring 03/16/22	Citibank, N.A.	KRW	630,000	530,087	528,851	1,236	—
Expiring 03/16/22	Citibank, N.A.	KRW	361,057	304,694	303,089	1,605	—
Expiring 03/16/22	Citibank, N.A.	KRW	195,648	164,434	164,236	198	—
Expiring 03/16/22	Citibank, N.A.	KRW	100,000	84,047	83,945	102	—
Expiring 03/16/22	Citibank, N.A.	KRW	28,695	24,095	24,088	7	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,415,000	2,031,414	2,027,266	4,148	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,400,169	2,035,023	2,014,816	20,207	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,400,169	2,015,008	2,014,816	192	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,400,169	2,035,670	2,014,815	20,855	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,400,169	2,016,701	2,014,815	1,886	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,400,169	2,015,753	2,014,816	937	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,400,169	2,015,947	2,014,815	1,132	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,400,169	2,030,087	2,014,816	15,271	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,400,168	2,030,328	2,014,816	15,512	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	1,565,000	1,316,565	1,313,735	2,830	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	1,110,000	936,206	931,786	4,420	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	885,000	741,618	742,911	—	(1,293)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	870,000	732,616	730,319	2,297	—

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	630,000	$530,087	$528,852	$1,235	$—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	361,057	304,693	303,088	1,605	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	195,648	164,434	164,236	198	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	100,000	84,047	83,945	102	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	28,695	24,095	24,088	7	—
Thai Baht,
Expiring 03/16/22	Citibank, N.A.	THB	2,000	59,134	59,855	—	(721)
Expiring 03/16/22	Citibank, N.A.	THB	1,131	33,826	33,833	—	(7)
Expiring 03/16/22	Citibank, N.A.	THB	1,000	29,638	29,927	—	(289)
Expiring 03/16/22	Citibank, N.A.	THB	1,000	29,655	29,928	—	(273)
Expiring 03/16/22	Citibank, N.A.	THB	1,000	29,501	29,927	—	(426)
Expiring 03/16/22	Citibank, N.A.	THB	500	15,337	14,964	373	—
Expiring 03/16/22	Citibank, N.A.	THB	500	14,814	14,964	—	(150)
Expiring 03/16/22	Citibank, N.A.	THB	378	11,602	11,320	282	—
Expiring 03/16/22	Citibank, N.A.	THB	378	11,219	11,320	—	(101)
Expiring 03/16/22	Citibank, N.A.	THB	378	11,445	11,320	125	—
Expiring 03/16/22	Citibank, N.A.	THB	378	11,232	11,320	—	(88)
Expiring 03/16/22	Citibank, N.A.	THB	378	11,518	11,320	198	—
Expiring 03/16/22	Citibank, N.A.	THB	378	11,388	11,320	68	—
Expiring 03/16/22	Citibank, N.A.	THB	378	11,591	11,319	272	—
Expiring 03/16/22	Citibank, N.A.	THB	378	11,190	11,320	—	(130)
Expiring 03/16/22	Citibank, N.A.	THB	184	5,523	5,506	17	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	2,000	59,134	59,855	—	(721)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	1,131	33,826	33,833	—	(7)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	1,000	29,655	29,928	—	(273)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	1,000	29,638	29,927	—	(289)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	1,000	29,501	29,927	—	(426)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	500	15,337	14,964	373	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	500	14,814	14,964	—	(150)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	378	11,518	11,320	198	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	378	11,388	11,320	68	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	378	11,232	11,320	—	(88)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	378	11,591	11,320	271	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	378	11,602	11,320	282	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	378	11,190	11,320	—	(130)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	378	11,445	11,320	125	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	378	11,220	11,321	—	(101)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	184	5,523	5,506	17	—

				$204,444,801	$205,445,700	715,814	(1,716,713)

						$2,949,657	$(2,641,208)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$704,257	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Brazil	$1,800,266	$9,049,504	$—
Chile	1,661,608	1,851,683	—
China	8,262,805	131,625,326	—
Hong Kong	—	10,555,843	—
Hungary	—	3,413,268	—
India	8,894,035	40,816,213	—
Indonesia	—	13,673,883	—
Luxembourg	—	142,947	—
Malaysia	—	1,229,881	—
Mexico	19,753,759	—	—
Peru	1,948,245	—	—
Philippines	213,034	1,315,550	—
Poland	—	2,995,596	—
Qatar	—	725,775	—
Russia	—	20,578,821	—
Saudi Arabia	—	6,924,796	—
South Africa	523,482	14,213,697	—
South Korea	194,931	78,641,243	—
Taiwan	17,303,675	87,810,091	—
Tanzania	1,209,749	—	—
Thailand	—	1,341,533	—
Turkey	—	1,724,668	—
United Arab Emirates	—	1,808,938	—
United States	4,386,369	535,777	—
Exchange-Traded Funds
United States	15,552,588	—	—
Preferred Stocks
Brazil	—	2,344,836	—
Taiwan	—	32,189	—
Short-Term Investments
Affiliated Mutual Funds	11,964,148	—	—
Unaffiliated Fund	9,926,990	—	—

Total	$103,595,684	$433,352,058	$—

Other Financial Instruments*
Assets
Futures Contracts	$14,943	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,949,657	—

Total	$14,943	$2,949,657	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(2,641,208)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Semiconductors & Semiconductor Equipment	13.7%
Banks	12.9
Technology Hardware, Storage & Peripherals	8.7
Metals & Mining	4.3
Internet & Direct Marketing Retail	4.0
Oil, Gas & Consumable Fuels	3.9
IT Services	3.8
Insurance	3.3
Interactive Media & Services	3.2
Exchange-Traded Funds	2.9
Capital Markets	2.8
Electronic Equipment, Instruments & Components	2.7
Chemicals	2.6
Food & Staples Retailing	2.5
Household Durables	2.2
Affiliated Mutual Funds (1.4% represents investments purchased with collateral from securities on loan)	2.2
Food Products	2.2
Automobiles	1.9
Unaffiliated Fund	1.9
Entertainment	1.5
Diversified Telecommunication Services	1.4
Auto Components	1.3
Textiles, Apparel & Luxury Goods	1.3
Pharmaceuticals	1.0
Real Estate Management & Development	1.0
Construction Materials	0.9
Wireless Telecommunication Services	0.9
Specialty Retail	0.8
Electrical Equipment	0.7
Transportation Infrastructure	0.7

Machinery	0.7%
Marine	0.7
Beverages	0.6
Diversified Financial Services	0.5
Industrial Conglomerates	0.4
Electric Utilities	0.4
Construction & Engineering	0.3
Hotels, Restaurants & Leisure	0.3
Independent Power & Renewable Electricity Producers	0.3
Health Care Providers & Services	0.3
Gas Utilities	0.3
Personal Products	0.3
Household Products	0.2
Biotechnology	0.2
Media	0.2
Water Utilities	0.2
Building Products	0.2
Multiline Retail	0.2
Air Freight & Logistics	0.2
Communications Equipment	0.1
Aerospace & Defense	0.1
Diversified Consumer Services	0.1
Road & Rail	0.1
Health Care Equipment & Supplies	0.0 *
Paper & Forest Products	0.0 *

100.1
Liabilities in excess of other assets	(0.1)

100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and foreign exchange contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$14,943	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,949,657		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,641,208

		$2,964,600			$2,641,208

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts
Equity contracts	$372,261	$—
Foreign exchange contracts	—	1,373,745

Total	$372,261	$1,373,745

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts
Equity contracts	$(403,578)	$—
Foreign exchange contracts	—	136,516

Total	$(403,578)	$136,516

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$13,605,563	$197,185,794

Forward Foreign Currency Exchange Contracts—Sold(2)
$196,151,185

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$7,121,003	$(7,121,003)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$1,474,902	$(1,320,544)	$154,358	$—	$154,358

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
JPMorgan Chase Bank, N.A.	$1,474,755	$(1,320,664)	$154,091	$—	$154,091

	$2,949,657	$(2,641,208)	$308,449	$—	$308,449

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $7,121,003:
Unaffiliated investments (cost $487,449,950)	$524,983,594
Affiliated investments (cost $11,964,148)	11,964,148
Cash segregated for counterparty — OTC	4,080,000
Foreign currency, at value (cost $1,795,658)	1,720,697
Cash	137,353
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,949,657
Dividends receivable	1,248,343
Deposit with broker for centrally cleared/exchange-traded derivatives	704,257
Tax reclaim receivable	23,487
Receivable from affiliate	17,360
Receivable for Portfolio shares sold	9,866
Prepaid expenses and other assets	99,317

Total Assets	547,938,079

LIABILITIES
Payable to broker for collateral for securities on loan	7,298,104
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,641,208
Foreign capital gains tax liability accrued	1,020,328
Management fee payable	245,466
Accrued expenses and other liabilities	200,660
Due to broker-variation margin futures	93,454
Payable for Portfolio shares purchased	37,767
Payable for investments purchased	23,898
Distribution fee payable	14,677
Payable to affiliate	13,101
Trustees’ fees payable	520
Affiliated transfer agent fee payable	451

Total Liabilities	11,589,634

NET ASSETS	$536,348,445

Net assets were comprised of:
Partners’ Equity	$536,348,445

Net asset value and redemption price per share, $536,348,445 / 52,206,234 outstanding shares of beneficial interest	$10.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,610,473 foreign withholding tax, of which $127,317 is reimbursable by an affiliate)	$16,547,775
Income from securities lending, net (including affiliated income of $7,081)	23,487
Affiliated dividend income	5,867

Total income	16,577,129

EXPENSES
Management fee	6,022,990
Distribution fee	1,628,216
Custodian and accounting fees	414,682
Audit fee	49,900
Legal fees and expenses	22,313
Trustees’ fees	17,830
Shareholders’ reports	14,386
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,400
Miscellaneous	137,681

Total expenses	8,315,398

NET INVESTMENT INCOME (LOSS)	8,261,731

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,553)) (net of foreign capital gains taxes $(1,305,027))	138,829,052
Futures transactions	372,261
Forward currency contract transactions	1,373,745
Foreign currency transactions	(439,626)

140,135,432

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $966,780)	(131,960,568)
Futures	(403,578)
Forward currency contracts	136,516
Foreign currencies	(38,526)

(132,266,156)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	7,869,276

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,131,007

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$8,261,731	$6,169,381
Net realized gain (loss) on investment and foreign currency transactions	140,135,432	(75,867,086)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(132,266,156)	157,984,472

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,131,007	88,286,767

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,633,546 and 64,393,844 shares, respectively]	38,743,234	502,389,093
Portfolio shares issued in merger [0 and 4,103,328 shares, respectively]	—	35,124,491
Portfolio shares purchased [27,674,445 and 34,588,068 shares, respectively]	(299,710,625)	(261,675,109)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(260,967,391)	275,838,475

TOTAL INCREASE (DECREASE)	(244,836,384)	364,125,242
NET ASSETS:
Beginning of year	781,184,829	417,059,587

End of year	$536,348,445	$781,184,829

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.0%

COMMON STOCKS — 98.0%
Aerospace & Defense — 0.7%
AAR Corp.*	103,380	$4,034,922
Ducommun, Inc.*	35,120	1,642,562

		5,677,484

Air Freight & Logistics — 0.1%
Atlas Air Worldwide Holdings, Inc.*	11,439	1,076,639

Airlines — 0.3%
Allegiant Travel Co.*	13,515	2,527,846

Auto Components — 1.3%
Adient PLC*	78,748	3,770,454
Goodyear Tire & Rubber Co. (The)*	314,609	6,707,464

		10,477,918

Banks — 16.7%
Amalgamated Financial Corp.	44,870	752,470
Ameris Bancorp	95,205	4,729,784
Associated Banc-Corp.	148,894	3,363,515
Atlantic Union Bankshares Corp.	137,119	5,113,168
Banner Corp.	100,676	6,108,013
Berkshire Hills Bancorp, Inc.	44,346	1,260,757
Brookline Bancorp, Inc.	215,453	3,488,184
Cadence Bank	182,229	5,428,602
Columbia Banking System, Inc.	97,923	3,204,041
Community Bank System, Inc.	59,308	4,417,260
ConnectOne Bancorp, Inc.	136,852	4,476,429
CVB Financial Corp.	260,695	5,581,480
Eastern Bankshares, Inc.	235,246	4,744,912
FB Financial Corp.	91,284	4,000,065
First Financial Bankshares, Inc.(a)	66,669	3,389,452
First Merchants Corp.	121,337	5,082,807
First of Long Island Corp. (The)	24,891	537,397
German American Bancorp, Inc.	60,870	2,372,713
Glacier Bancorp, Inc.(a)	79,749	4,521,768
Hancock Whitney Corp.	140,497	7,027,660
Heritage Financial Corp.	92,782	2,267,592
Home BancShares, Inc.	191,366	4,659,762
Independent Bank Corp.(a)	63,406	5,169,491
Lakeland Financial Corp.(a)	74,153	5,942,621
OceanFirst Financial Corp.	185,587	4,120,031
Pacific Premier Bancorp, Inc.	119,799	4,795,554
PacWest Bancorp	107,096	4,837,526
Pinnacle Financial Partners, Inc.	37,659	3,596,434
Renasant Corp.	133,256	5,057,065
SouthState Corp.	57,579	4,612,654
Towne Bank	104,104	3,288,645
TriCo Bancshares	85,837	3,687,558
United Community Banks, Inc.	169,461	6,090,428

		137,725,838

Beverages — 0.9%
Primo Water Corp.	413,109	7,283,112

Biotechnology — 2.6%
2seventy bio, Inc.*(a)	24,041	616,171
Agios Pharmaceuticals, Inc.*(a)	57,090	1,876,548
Alkermes PLC*	78,994	1,837,400
Allogene Therapeutics, Inc.*	58,871	878,355
Arena Pharmaceuticals, Inc.*	44,108	4,099,398

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
Bluebird Bio, Inc.*	78,441	$783,626
Blueprint Medicines Corp.*	10,704	1,146,505
Cytokinetics, Inc.*(a)	19,822	903,487
Inovio Pharmaceuticals, Inc.*(a)	113,993	568,825
Invitae Corp.*(a)	69,658	1,063,678
Ironwood Pharmaceuticals, Inc.*	178,821	2,085,053
Mersana Therapeutics, Inc.*	58,635	364,710
Myriad Genetics, Inc.*	97,873	2,701,295
REVOLUTION Medicines, Inc.*(a)	50,706	1,276,270
Turning Point Therapeutics, Inc.*	33,845	1,614,406

		21,815,727

Building Products — 1.6%
Griffon Corp.	63,927	1,820,641
Resideo Technologies, Inc.*	232,754	6,058,587
Zurn Water Solutions Corp.	141,926	5,166,106

		13,045,334

Capital Markets — 1.1%
Houlihan Lokey, Inc.	18,312	1,895,658
P10, Inc. (Class A Stock)*(a)	119,084	1,664,794
PJT Partners, Inc. (Class A Stock)	30,204	2,237,814
Stifel Financial Corp.	40,618	2,860,320

		8,658,586

Chemicals — 2.4%
Amyris, Inc.*(a)	46,779	253,074
Avient Corp.	209,648	11,729,806
HB Fuller Co.	38,869	3,148,389
Kraton Corp.*	18,417	853,076
Tronox Holdings PLC (Class A Stock)	167,472	4,024,352

		20,008,697

Commercial Services & Supplies — 0.7%
Brady Corp. (Class A Stock)	42,620	2,297,218
Deluxe Corp.	117,981	3,788,370

		6,085,588

Communications Equipment — 0.7%
Viavi Solutions, Inc.*	327,103	5,763,555

Construction & Engineering — 1.1%
Arcosa, Inc.	76,598	4,036,715
Dycom Industries, Inc.*(a)	49,765	4,665,966

		8,702,681

Construction Materials — 0.6%
Summit Materials, Inc. (Class A Stock)*(a)	112,995	4,535,619

Consumer Finance — 0.7%
FirstCash Holdings, Inc.	31,720	2,372,973
Green Dot Corp. (Class A Stock)*	75,082	2,720,972
Oportun Financial Corp.*	32,659	661,345

		5,755,290

Diversified Financial Services — 0.1%
Alerus Financial Corp.	22,860	669,341

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services — 0.6%
Iridium Communications, Inc.*	109,515	$4,521,874

Electric Utilities — 2.3%
ALLETE, Inc.	90,983	6,036,722
IDACORP, Inc.	61,037	6,916,102
MGE Energy, Inc.	72,091	5,929,485

		18,882,309

Electrical Equipment — 0.1%
Array Technologies, Inc.*(a)	55,902	877,102

Electronic Equipment, Instruments & Components — 1.6%
CTS Corp.	77,080	2,830,378
FARO Technologies, Inc.*	47,856	3,350,877
Knowles Corp.*	161,912	3,780,645
TTM Technologies, Inc.*(a)	228,290	3,401,521

		13,363,421

Energy Equipment & Services —1.3%
Cactus, Inc. (Class A Stock)	71,468	2,725,075
ChampionX Corp.*	305,076	6,165,586
Liberty Oilfield Services, Inc. (Class A Stock)*	86,144	835,597
NexTier Oilfield Solutions, Inc.*	245,552	871,709

		10,597,967

Entertainment — 0.3%
AMC Entertainment Holdings, Inc. (Class A Stock)*(a)	101,387	2,757,726

Equity Real Estate Investment Trusts (REITs) — 10.4%
Acadia Realty Trust	226,129	4,936,396
DigitalBridge Group, Inc.*(a)	788,566	6,568,755
Healthcare Realty Trust, Inc.	277,091	8,767,159
Highwoods Properties, Inc.	114,541	5,107,383
Hudson Pacific Properties, Inc.	272,406	6,731,152
National Health Investors, Inc.	43,582	2,504,657
Pebblebrook Hotel Trust(a)	334,668	7,486,523
RLJ Lodging Trust	524,355	7,304,265
Ryman Hospitality Properties, Inc.*	70,630	6,495,135
Sabra Health Care REIT, Inc.	367,770	4,979,606
SITE Centers Corp.	362,107	5,732,154
STAG Industrial, Inc.	173,830	8,336,887
Terreno Realty Corp.	125,024	10,663,297

		85,613,369

Food & Staples Retailing — 0.9%
BJ’s Wholesale Club Holdings, Inc.*	54,196	3,629,506
Performance Food Group Co.*	8,896	408,238
United Natural Foods, Inc.*	64,640	3,172,531

		7,210,275

Food Products — 1.8%
B&G Foods, Inc.(a)	55,566	1,707,543
Hostess Brands, Inc.*	285,628	5,832,524
Nomad Foods Ltd. (United Kingdom)*	64,971	1,649,614
Simply Good Foods Co. (The)*	76,424	3,176,945
Sovos Brands, Inc.*	61,956	932,438
Utz Brands, Inc.(a)	121,980	1,945,581

		15,244,645

	Shares	Value
COMMON STOCKS (continued)
Gas Utilities — 1.4%
Chesapeake Utilities Corp.	31,965	$4,660,817
ONE Gas, Inc.	91,388	7,090,795

		11,751,612

Health Care Equipment & Supplies —2.6%
Avanos Medical, Inc.*	122,441	4,245,029
CONMED Corp.	40,572	5,751,487
LivaNova PLC*	36,442	3,186,124
Merit Medical Systems, Inc.*	68,137	4,244,935
NuVasive, Inc.*	71,961	3,776,513
Ortho Clinical Diagnostics Holdings PLC*	6,069	129,816

		21,333,904

Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc.*	78,060	4,738,242
AMN Healthcare Services, Inc.*	29,326	3,587,450
Option Care Health, Inc.*	113,202	3,219,465
Owens & Minor, Inc.	99,870	4,344,345
Tenet Healthcare Corp.*	100,938	8,245,625

		24,135,127

Health Care Technology — 0.6%
Allscripts Healthcare Solutions, Inc.*(a)	229,455	4,233,445
Vocera Communications, Inc.*	9,058	587,320

		4,820,765

Hotels, Restaurants & Leisure — 1.0%
Boyd Gaming Corp.*	34,922	2,289,835
SeaWorld Entertainment, Inc.*	53,610	3,477,145
Travel + Leisure Co.	50,066	2,767,148

		8,534,128

Household Durables — 2.0%
Century Communities, Inc.	76,879	6,287,933
Installed Building Products, Inc.(a)	27,551	3,849,426
Meritage Homes Corp.*	50,759	6,195,644
Tupperware Brands Corp.*(a)	30,721	469,724

		16,802,727

Independent Power & Renewable Electricity Producers — 0.4%
NextEra Energy Partners LP(a)	38,004	3,207,538

Insurance — 2.6%
AMERISAFE, Inc.	29,816	1,604,995
BRP Group, Inc. (Class A Stock)*	39,930	1,441,872
CNO Financial Group, Inc.	223,461	5,327,310
Enstar Group Ltd.*	17,138	4,243,198
Primerica, Inc.	13,929	2,134,898
RLI Corp.(a)	19,560	2,192,676
Selective Insurance Group, Inc.	59,841	4,903,372

		21,848,321

IT Services — 0.6%
LiveRamp Holdings, Inc.*	101,228	4,853,883

Leisure Products — 0.5%
Callaway Golf Co.*(a)	162,347	4,454,802

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services — 0.2%
Pacific Biosciences of California, Inc.*(a)	91,078	$1,863,456

Machinery — 5.4%
Astec Industries, Inc.	68,888	4,771,872
Chart Industries, Inc.*(a)	28,170	4,492,833
Colfax Corp.*	119,717	5,503,390
Columbus McKinnon Corp.	109,761	5,077,544
EnPro Industries, Inc.	41,069	4,520,465
ESCO Technologies, Inc.	39,346	3,540,746
Federal Signal Corp.	122,070	5,290,514
Hillenbrand, Inc.	50,182	2,608,962
Kennametal, Inc.	147,580	5,299,598
Terex Corp.	72,782	3,198,769

		44,304,693

Media — 2.2%
Entravision Communications Corp. (Class A Stock)	229,138	1,553,556
Gray Television, Inc.	145,512	2,933,522
iHeartMedia, Inc. (Class A Stock)*	121,850	2,563,724
John Wiley & Sons, Inc. (Class A Stock)	96,987	5,554,445
Nexstar Media Group, Inc. (Class A Stock)(a)	22,267	3,361,872
TEGNA, Inc.	115,356	2,141,007

		18,108,126

Metals & Mining — 1.4%
Allegheny Technologies, Inc.*	107,019	1,704,813
Arconic Corp.*(a)	42,147	1,391,272
Coeur Mining, Inc.*	223,114	1,124,495
Commercial Metals Co.	86,280	3,131,101
Constellium SE*	211,191	3,782,431

		11,134,112

Mortgage Real Estate Investment Trusts (REITs) — 1.6%
KKR Real Estate Finance Trust, Inc.(a)	187,603	3,907,770
PennyMac Mortgage Investment Trust(a)	341,755	5,922,614
TPG RE Finance Trust, Inc.	30,881	380,454
Two Harbors Investment Corp.(a)	537,905	3,103,712

		13,314,550

Multiline Retail — 0.7%
Dillard’s, Inc. (Class A Stock)(a)	1,595	390,807
Macy’s, Inc.	208,754	5,465,180

		5,855,987

Oil, Gas & Consumable Fuels — 4.7%
Antero Resources Corp.*	242,971	4,251,992
Brigham Minerals, Inc. (Class A Stock)	146,930	3,098,754
Centennial Resource Development, Inc. (Class A Stock)*(a)	615,596	3,681,264
HollyFrontier Corp.	69,732	2,285,815
Magnolia Oil & Gas Corp. (Class A Stock)(a)	215,507	4,066,617
Oasis Petroleum, Inc.	19,834	2,498,886
Ovintiv, Inc.	202,864	6,836,517

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
PDC Energy, Inc.	40,509	$1,976,029
Renewable Energy Group, Inc.*	40,399	1,714,533
SM Energy Co.	146,925	4,331,349
Viper Energy Partners LP	183,932	3,919,591

		38,661,347

Personal Products — 0.1%
BellRing Brands, Inc. (Class A Stock)*(a)	37,348	1,065,538

Professional Services — 2.9%
ASGN, Inc.*	48,605	5,997,857
First Advantage Corp.*	185,409	3,530,187
ICF International, Inc.	39,447	4,045,290
KBR, Inc.(a)	174,356	8,302,833
ManTech International Corp. (Class A Stock)	33,073	2,412,014

		24,288,181

Real Estate Management & Development — 0.5%
Kennedy-Wilson Holdings, Inc.	177,604	4,241,183

Road & Rail — 1.8%
ArcBest Corp.	45,682	5,474,988
Avis Budget Group, Inc.*(a)	21,560	4,470,897
Saia, Inc.*	13,896	4,683,369

		14,629,254

Semiconductors & Semiconductor Equipment — 2.3%
Cohu, Inc.*	107,501	4,094,713
MACOM Technology Solutions Holdings, Inc.*	74,239	5,812,914
Onto Innovation, Inc.*	69,949	7,080,937
Semtech Corp.*	25,545	2,271,717

		19,260,281

Software — 0.9%
Bottomline Technologies DE, Inc.*	57,133	3,226,301
Cerence, Inc.*(a)	25,769	1,974,936
InterDigital, Inc.	33,357	2,389,362

		7,590,599

Specialty Retail — 2.0%
Academy Sports & Outdoors, Inc.*	33,504	1,470,826
Citi Trends, Inc.*	36,966	3,502,528
Group 1 Automotive, Inc.	24,035	4,692,113
Rent-A-Center, Inc.(a)	71,819	3,450,185
Signet Jewelers Ltd.	40,742	3,545,776

		16,661,428

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.*	44,577	2,893,493
Crocs, Inc.*(a)	28,365	3,636,960
Deckers Outdoor Corp.*	226	82,786

		6,613,239

Thrifts & Mortgage Finance — 2.5%
MGIC Investment Corp.	340,985	4,917,004
NMI Holdings, Inc. (Class A Stock)*	126,236	2,758,257
Walker & Dunlop, Inc.	44,907	6,775,568

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (cont’d.)
Washington Federal, Inc.	188,961	$6,307,518

		20,758,347

Trading Companies & Distributors — 1.6%
Beacon Roofing Supply, Inc.*(a)	81,776	4,689,854
WESCO International, Inc.*	66,729	8,780,869

		13,470,723

Water Utilities — 0.4%
SJW Group	42,950	3,143,940

Wireless Telecommunication Services — 0.5%
Telephone & Data Systems, Inc.	199,197	4,013,819

TOTAL COMMON STOCKS (cost $661,676,821)		809,599,553

EXCHANGE-TRADED FUND — 1.0%
iShares Russell 2000 Value ETF(a) (cost $8,153,109)	49,913	8,288,053

TOTAL LONG-TERM INVESTMENTS (cost $669,829,930)		817,887,606

SHORT-TERM INVESTMENTS — 10.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	7,640,775	7,640,775
PGIM Institutional Money Market Fund (cost $82,136,112; includes $82,131,708 of cash collateral for securities on loan)(b)(wa)	82,191,408	82,133,874

TOTAL SHORT-TERM INVESTMENTS (cost $89,776,887)		89,774,649

TOTAL INVESTMENTS—109.9% (cost $759,606,817)		907,662,255
Liabilities in excess of other assets — (9.9)%		(81,859,810)

NET ASSETS — 100.0%		$825,802,445

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $79,795,072; cash collateral of $82,131,708 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)

Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment. (wa) PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM

Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$5,677,484	$—	$—
Air Freight & Logistics	1,076,639	—	—
Airlines	2,527,846	—	—
Auto Components	10,477,918	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Banks	$137,725,838	$—	$—
Beverages	7,283,112	—	—
Biotechnology	21,815,727	—	—
Building Products	13,045,334	—	—
Capital Markets	8,658,586	—	—
Chemicals	20,008,697	—	—
Commercial Services & Supplies	6,085,588	—	—
Communications Equipment	5,763,555	—	—
Construction & Engineering	8,702,681	—	—
Construction Materials	4,535,619	—	—
Consumer Finance	5,755,290	—	—
Diversified Financial Services	669,341	—	—
Diversified Telecommunication Services	4,521,874	—	—
Electric Utilities	18,882,309	—	—
Electrical Equipment	877,102	—	—
Electronic Equipment, Instruments & Components	13,363,421	—	—
Energy Equipment & Services	10,597,967	—	—
Entertainment	2,757,726	—	—
Equity Real Estate Investment Trusts (REITs)	85,613,369	—	—
Food & Staples Retailing	7,210,275	—	—
Food Products	15,244,645	—	—
Gas Utilities	11,751,612	—	—
Health Care Equipment & Supplies	21,333,904	—	—
Health Care Providers & Services	24,135,127	—	—
Health Care Technology	4,820,765	—	—
Hotels, Restaurants & Leisure	8,534,128	—	—
Household Durables	16,802,727	—	—
Independent Power & Renewable Electricity Producers	3,207,538	—	—
Insurance	21,848,321	—	—
IT Services	4,853,883	—	—
Leisure Products	4,454,802	—	—
Life Sciences Tools & Services	1,863,456	—	—
Machinery	44,304,693	—	—
Media	18,108,126	—	—
Metals & Mining	11,134,112	—	—
Mortgage Real Estate Investment Trusts (REITs)	13,314,550	—	—
Multiline Retail	5,855,987	—	—
Oil, Gas & Consumable Fuels	38,661,347	—	—
Personal Products	1,065,538	—	—
Professional Services	24,288,181	—	—
Real Estate Management & Development	4,241,183	—	—
Road & Rail	14,629,254	—	—
Semiconductors & Semiconductor Equipment	19,260,281	—	—
Software	7,590,599	—	—
Specialty Retail	16,661,428	—	—
Textiles, Apparel & Luxury Goods	6,613,239	—	—
Thrifts & Mortgage Finance	20,758,347	—	—
Trading Companies & Distributors	13,470,723	—	—
Water Utilities	3,143,940	—	—
Wireless Telecommunication Services	4,013,819	—	—
Exchange-Traded Fund	8,288,053	—	—
Short-Term Investments
Affiliated Mutual Funds	89,774,649	—	—

Total	$907,662,255	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Banks	16.7%
Affiliated Mutual Funds (9.9% represents investments purchased with collateral from securities on loan)	10.9
Equity Real Estate Investment Trusts (REITs)	10.4
Machinery	5.4
Oil, Gas & Consumable Fuels	4.7
Professional Services	2.9
Health Care Providers & Services	2.9
Insurance	2.6
Biotechnology	2.6
Health Care Equipment & Supplies	2.6
Thrifts & Mortgage Finance	2.5
Chemicals	2.4
Semiconductors & Semiconductor Equipment	2.3
Electric Utilities	2.3
Media	2.2
Household Durables	2.0
Specialty Retail	2.0
Food Products	1.8
Road & Rail	1.8
Trading Companies & Distributors	1.6
Electronic Equipment, Instruments & Components	1.6
Mortgage Real Estate Investment Trusts (REITs)	1.6
Building Products	1.6
Gas Utilities	1.4
Metals & Mining	1.4
Energy Equipment & Services	1.3
Auto Components	1.3
Construction & Engineering	1.1
Capital Markets	1.1
Hotels, Restaurants & Leisure	1.0

Exchange-Traded Fund	1.0%
Software	0.9
Beverages	0.9
Food & Staples Retailing	0.9
Textiles, Apparel & Luxury Goods	0.8
Commercial Services & Supplies	0.7
Multiline Retail	0.7
Communications Equipment	0.7
Consumer Finance	0.7
Aerospace & Defense	0.7
IT Services	0.6
Health Care Technology	0.6
Construction Materials	0.6
Diversified Telecommunication Services	0.6
Leisure Products	0.5
Real Estate Management & Development	0.5
Wireless Telecommunication Services	0.5
Independent Power & Renewable Electricity Producers	0.4
Water Utilities	0.4
Entertainment	0.3
Airlines	0.3
Life Sciences Tools & Services	0.2
Air Freight & Logistics	0.1
Personal Products	0.1
Electrical Equipment	0.1
Diversified Financial Services	0.1

109.9
Liabilities in excess of other assets	(9.9)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$79,795,072	$(79,795,072)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $79,795,072:
Unaffiliated investments (cost $669,829,930)	$817,887,606
Affiliated investments (cost $89,776,887)	89,774,649
Dividends receivable	1,088,238
Tax reclaim receivable	32,468
Prepaid expenses	6,946

Total Assets	908,789,907

LIABILITIES
Payable to broker for collateral for securities on loan	82,131,708
Management fee payable	355,922
Payable for Portfolio shares purchased	245,124
Accrued expenses and other liabilities	157,576
Payable for investments purchased	40,939
Payable to affiliate	32,468
Distribution fee payable	22,644
Trustees’ fees payable	630
Affiliated transfer agent fee payable	451

Total Liabilities	82,987,462

NET ASSETS	$825,802,445

Net assets were comprised of:
Partners’ Equity	$825,802,445

Net asset value and redemption price per share, $825,802,445 / 25,434,163 outstanding shares of beneficial interest	$32.47

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $10,778 foreign withholding tax, of which $104 is reimbursable by an affiliate)	$9,660,934
Income from securities lending, net (including affiliated income of $42,709)	89,725
Affiliated dividend income	7,872

Total income	9,758,531

EXPENSES
Management fee	6,970,710
Distribution fee	2,264,356
Custodian and accounting fees	98,249
Audit fee	24,950
Legal fees and expenses	23,696
Trustees’ fees	20,920
Shareholders’ reports	9,916
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,422
Miscellaneous	32,256

Total expenses	9,452,475
Less: Fee waiver and/or expense reimbursement	(119,835)

Net expenses	9,332,640

NET INVESTMENT INCOME (LOSS)	425,891

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(18,878))	253,391,171
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $4,069)	(33,393,151)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	219,998,020

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$220,423,911

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$425,891	$4,372,123
Net realized gain (loss) on investment transactions	253,391,171	(77,172,903)
Net change in unrealized appreciation (depreciation) on investments	(33,393,151)	54,948,854

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	220,423,911	(17,851,926)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,015,769 and 18,605,365 shares, respectively]	30,263,451	341,727,277
Portfolio shares purchased [10,879,097 and 21,497,691 shares, respectively]	(329,954,537)	(374,728,479)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(299,691,086)	(33,001,202)

TOTAL INCREASE (DECREASE)	(79,267,175)	(50,853,128)
NET ASSETS:
Beginning of year	905,069,620	955,922,748

End of year	$825,802,445	$905,069,620

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 99.7%
COMMON STOCKS
Aerospace & Defense — 0.5%
Huntington Ingalls Industries, Inc.	32,700	$6,106,398

Air Freight & Logistics — 2.3%
FedEx Corp.	110,580	28,600,411

Auto Components — 2.9%
Adient PLC*	130,998	6,272,184
Magna International, Inc. (Canada)	353,469	28,609,781

		34,881,965

Automobiles — 3.9%
General Motors Co.*	709,927	41,623,020
Harley-Davidson, Inc.(a)	147,213	5,548,458

		47,171,478

Banks — 11.2%
Citigroup, Inc.	947,633	57,227,557
Citizens Financial Group, Inc.	431,816	20,403,306
Wells Fargo & Co.	1,214,235	58,258,995

		135,889,858

Capital Markets — 6.5%
Bank of New York Mellon Corp. (The)	450,677	26,175,320
Credit Suisse Group AG (Switzerland), ADR(a)	1,252,864	12,077,609
Goldman Sachs Group, Inc. (The)	55,923	21,393,344
State Street Corp.	213,599	19,864,707

		79,510,980

Communications Equipment — 4.9%
F5, Inc.*	174,391	42,675,222
Telefonaktiebolaget LM Ericsson (Sweden), ADR	1,530,313	16,634,502

		59,309,724

Containers & Packaging — 0.6%
International Paper Co.	157,007	7,376,189

Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc. (Class B Stock)*	66,118	19,769,282
Equitable Holdings, Inc.	191,665	6,284,695

		26,053,977

Electric Utilities — 3.3%
PPL Corp.	1,068,193	32,109,881
Southern Co. (The)	111,808	7,667,793

		39,777,674

Electronic Equipment, Instruments & Components — 2.7%
Corning, Inc.	391,978	14,593,341
TE Connectivity Ltd.	111,925	18,057,979

		32,651,320

Energy Equipment & Services — 3.5%
Baker Hughes Co.	322,321	7,755,043
Halliburton Co.	354,378	8,104,625
NOV, Inc.	1,329,182	18,010,416

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services (cont’d.)
Schlumberger NV	305,629	$9,153,589

		43,023,673

Food Products — 1.0%
Mondelez International, Inc. (Class A Stock)	182,067	12,072,863

Health Care Equipment & Supplies — 2.4%
Medtronic PLC	181,485	18,774,623
Zimmer Biomet Holdings, Inc.	81,490	10,352,490

		29,127,113

Health Care Providers & Services — 7.4%
Anthem, Inc.	99,606	46,171,365
CVS Health Corp.	175,788	18,134,290
HCA Healthcare, Inc.	46,826	12,030,536
UnitedHealth Group, Inc.	26,338	13,225,364

		89,561,555

Hotels, Restaurants & Leisure — 0.9%
Booking Holdings, Inc.*	4,529	10,866,113

Industrial Conglomerates — 4.6%
General Electric Co.	588,270	55,573,867

Insurance — 7.3%
American International Group, Inc.	956,323	54,376,526
Hartford Financial Services Group, Inc. (The)	214,016	14,775,665
Travelers Cos., Inc. (The)	129,945	20,327,296

		89,479,487

IT Services — 1.6%
Amdocs Ltd.	80,500	6,024,620
Euronet Worldwide, Inc.*	113,853	13,567,862

		19,592,482

Machinery — 5.0%
CNH Industrial NV (United Kingdom)(a)	1,358,861	26,402,669
Cummins, Inc.	92,240	20,121,234
PACCAR, Inc.	163,112	14,396,265

		60,920,168

Media — 3.4%
Comcast Corp. (Class A Stock)	373,419	18,794,178
Discovery, Inc. (Class C Stock)*(a)	1,012,134	23,177,869

		41,972,047

Oil, Gas & Consumable Fuels — 10.2%
APA Corp.	800,061	21,513,640
Hess Corp.	320,562	23,731,205
Marathon Oil Corp.	2,287,892	37,567,187
Marathon Petroleum Corp.	99,648	6,376,475
Murphy Oil Corp.(a)	147,943	3,862,792
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR(a)	515,841	22,387,499
Suncor Energy, Inc. (Canada)	376,100	9,413,783

		124,852,581

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Personal Products — 1.6%
Unilever PLC (United Kingdom), ADR(a)	364,799	$19,622,538

Pharmaceuticals — 3.4%
Bristol-Myers Squibb Co.	141,703	8,835,182
GlaxoSmithKline PLC (United Kingdom), ADR(a)	450,532	19,868,462
Sanofi (France), ADR(a)	263,602	13,206,460

		41,910,104

Software — 3.9%
Microsoft Corp.	75,214	25,295,972
Oracle Corp.	248,047	21,632,179

		46,928,151

Technology Hardware, Storage & Peripherals — 1.2%
Hewlett Packard Enterprise Co.	915,489	14,437,262

Wireless Telecommunication Services — 1.4%
Vodafone Group PLC (United Kingdom), ADR(a)	1,119,094	16,708,073

TOTAL LONG-TERM INVESTMENTS (cost $951,238,219)		1,213,978,051

SHORT-TERM INVESTMENTS — 9.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	2,939,479	2,939,479
PGIM Institutional Money Market Fund (cost $108,137,856; includes $108,132,118 of cash collateral for securities on loan)(b)(wa)	108,213,606	108,137,856

TOTAL SHORT-TERM INVESTMENTS (cost $111,077,335)		111,077,335

TOTAL INVESTMENTS—108.8% (cost $1,062,315,554)		1,325,055,386
Liabilities in excess of other assets — (8.8)%		(107,154,661)

NET ASSETS — 100.0%		$1,217,900,725

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $105,041,619; cash collateral of $108,132,118 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$6,106,398	$—	$—
Air Freight & Logistics	28,600,411	—	—
Auto Components	34,881,965	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Automobiles	$47,171,478	$—	$—
Banks	135,889,858	—	—
Capital Markets	79,510,980	—	—
Communications Equipment	59,309,724	—	—
Containers & Packaging	7,376,189	—	—
Diversified Financial Services	26,053,977	—	—
Electric Utilities	39,777,674	—	—
Electronic Equipment, Instruments & Components	32,651,320	—	—
Energy Equipment & Services	43,023,673	—	—
Food Products	12,072,863	—	—
Health Care Equipment & Supplies	29,127,113	—	—
Health Care Providers & Services	89,561,555	—	—
Hotels, Restaurants & Leisure	10,866,113	—	—
Industrial Conglomerates	55,573,867	—	—
Insurance	89,479,487	—	—
IT Services	19,592,482	—	—
Machinery	60,920,168	—	—
Media	41,972,047	—	—
Oil, Gas & Consumable Fuels	124,852,581	—	—
Personal Products	19,622,538	—	—
Pharmaceuticals	41,910,104	—	—
Software	46,928,151	—	—
Technology Hardware, Storage & Peripherals	14,437,262	—	—
Wireless Telecommunication Services	16,708,073	—	—
Short-Term Investments
Affiliated Mutual Funds	111,077,335	—	—

Total	$1,325,055,386	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Banks	11.2%
Oil, Gas & Consumable Fuels	10.2
Affiliated Mutual Funds (8.9% represents investments purchased with collateral from securities on loan)	9.1
Health Care Providers & Services	7.4
Insurance	7.3
Capital Markets	6.5
Machinery	5.0
Communications Equipment	4.9
Industrial Conglomerates	4.6
Automobiles	3.9
Software	3.9
Energy Equipment & Services	3.5
Media	3.4
Pharmaceuticals	3.4
Electric Utilities	3.3
Auto Components	2.9

Electronic Equipment, Instruments & Components	2.7%
Health Care Equipment & Supplies	2.4
Air Freight & Logistics	2.3
Diversified Financial Services	2.1
Personal Products	1.6
IT Services	1.6
Wireless Telecommunication Services	1.4
Technology Hardware, Storage & Peripherals	1.2
Food Products	1.0
Hotels, Restaurants & Leisure	0.9
Containers & Packaging	0.6
Aerospace & Defense	0.5

108.8
Liabilities in excess of other assets	(8.8)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$105,041,619	$(105,041,619)	$—

(1) Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $105,041,619:
Unaffiliated investments (cost $951,238,219)	$1,213,978,051
Affiliated investments (cost $111,077,335)	111,077,335
Dividends receivable	2,125,397
Tax reclaim receivable	1,000,425
Receivable for Portfolio shares sold	21,311
Prepaid expenses and other assets	41,760

Total Assets	1,328,244,279

LIABILITIES
Payable to broker for collateral for securities on loan	108,132,118
Payable to affiliate	1,000,425
Payable for Portfolio shares purchased	638,863
Management fee payable	346,907
Accrued expenses and other liabilities	190,533
Distribution fee payable	33,476
Trustees’ fees payable	781
Affiliated transfer agent fee payable	451

Total Liabilities	110,343,554

NET ASSETS	$1,217,900,725

Net assets were comprised of:
Partners’ Equity	$1,217,900,725

Net asset value and redemption price per share, $1,217,900,725 / 28,415,853 outstanding shares of beneficial interest	$42.86

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $637,263 foreign withholding tax, of which $7,870 is reimbursable by an affiliate)	$32,631,673
Income from securities lending, net (including affiliated income of $71,733)	92,246
Affiliated dividend income	12,040

Total income	32,735,959

EXPENSES
Management fee	9,814,177
Distribution fee	4,370,668
Custodian and accounting fees	114,340
Legal fees and expenses	32,562
Trustees’ fees	32,250
Audit fee	30,000
Shareholders’ reports	9,443
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,398
Miscellaneous	38,685

Total expenses	14,449,523
Less: Fee waiver and/or expense reimbursement	(274,466)

Net expenses	14,175,057

NET INVESTMENT INCOME (LOSS)	18,560,902

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(30,763))	249,195,711
In-kind redemption(1)	383,140,687
Foreign currency transactions	(1,029)

632,335,369

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $6,722)	(36,902,088)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	595,433,281

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$613,994,183

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$18,560,902	$23,730,254
Net realized gain (loss) on investment and foreign currency transactions	632,335,369	(115,993,855)
Net change in unrealized appreciation (depreciation) on investments	(36,902,088)	119,556,324

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	613,994,183	27,292,723

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,085,957 and 48,499,278 shares, respectively]	83,630,428	1,304,988,010
Portfolio shares purchased [38,970,733 and 29,482,313 shares, respectively]	(1,646,084,397)	(696,763,199)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,562,453,969)	608,224,811

TOTAL INCREASE (DECREASE)	(948,459,786)	635,517,534
NET ASSETS:
Beginning of year	2,166,360,511	1,530,842,977

End of year	$1,217,900,725	$2,166,360,511

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 98.2%

COMMON STOCKS — 93.9%
Argentina — 1.6%
MercadoLibre, Inc.*	8,971	$12,096,496

Australia — 0.6%
Aristocrat Leisure Ltd.	145,686	4,618,550

Austria — 0.5%
BAWAG Group AG, 144A*	58,262	3,583,034

Brazil — 0.3%
NU Holdings Ltd. (Class A Stock)*(a)	227,813	2,136,886

Canada — 2.2%
Canadian National Railway Co.	45,712	5,615,029
Shopify, Inc. (Class A Stock)*	8,383	11,546,660

		17,161,689

China — 3.3%
Alibaba Group Holding Ltd.*	197,707	2,967,414
Contemporary Amperex Technology Co. Ltd. (Class A Stock)	74,014	6,844,769
NXP Semiconductors NV	26,730	6,088,559
Shenzhou International Group Holdings Ltd.	152,192	2,919,996
Tencent Holdings Ltd.	76,499	4,445,978
Wuxi Biologics Cayman, Inc., 144A*	167,500	2,009,196

		25,275,912

Denmark — 2.2%
Chr Hansen Holding A/S	21,284	1,679,377
Coloplast A/S (Class B Stock)	21,449	3,771,032
DSV A/S	15,362	3,589,533
Novo Nordisk A/S (Class B Stock)	51,495	5,797,931
Orsted A/S, 144A	18,186	2,335,098

		17,172,971

Finland — 0.8%
Neste OYJ	56,787	2,804,405
Nordea Bank Abp	270,981	3,310,681

		6,115,086

France — 12.6%
Air Liquide SA	9,665	1,685,905
Airbus SE*	56,619	7,252,287
Arkema SA	13,332	1,880,847
Dassault Systemes SE	141,791	8,454,770
Hermes International	4,656	8,131,984
Kering SA	9,623	7,743,371
L’Oreal SA	25,819	12,257,939
LVMH Moet Hennessy Louis Vuitton SE	23,632	19,545,269
Pernod Ricard SA	46,496	11,191,633
Remy Cointreau SA	16,856	4,110,642
Safran SA	41,454	5,070,278
Sartorius Stedim Biotech	6,772	3,719,286
Teleperformance	13,807	6,148,899

		97,193,110

Germany — 4.4%
adidas AG	13,353	3,842,871
BioNTech SE, ADR*(a)	4,230	1,090,494

	Shares	Value

COMMON STOCKS (continued)
Germany (cont’d.)
Brenntag SE	50,847	$4,600,267
Deutsche Boerse AG	14,990	2,506,437
Gerresheimer AG	36,211	3,491,024
HelloFresh SE*	15,654	1,197,060
Infineon Technologies AG	129,861	5,998,036
Rational AG	3,375	3,454,420
SAP SE	4,555	643,425
SAP SE, ADR(a)	30,105	4,218,012
Scout24 SE, 144A	43,568	3,040,679

		34,082,725

Hong Kong — 2.9%
AIA Group Ltd.	632,206	6,374,258
Techtronic Industries Co. Ltd.	785,486	15,644,421

		22,018,679

India — 1.7%
Housing Development Finance Corp. Ltd.	132,736	4,605,506
Infosys Ltd., ADR(a)	110,494	2,796,603
Reliance Industries Ltd.	190,074	6,065,956

		13,468,065

Ireland — 4.0%
AerCap Holdings NV*	48,858	3,196,290
CRH PLC	120,840	6,401,568
ICON PLC*	11,624	3,599,953
Kerry Group PLC (Class A Stock)	27,608	3,556,547
Kingspan Group PLC	45,254	5,407,385
Ryanair Holdings PLC, ADR*	35,347	3,617,058
Smurfit Kappa Group PLC	98,344	5,421,659

		31,200,460

Israel — 0.3%
Wix.com Ltd.*	13,530	2,134,899

Italy — 2.4%
Amplifon SpA	47,830	2,576,547
Brunello Cucinelli SpA*	89,493	6,178,834
Ferrari NV	30,004	7,782,587
Nexi SpA, 144A*	125,568	1,995,982

		18,533,950

Japan — 8.5%
Asahi Intecc Co. Ltd.	47,076	1,010,170
Daikin Industries Ltd.	20,436	4,623,323
Fujitsu Ltd.	18,557	3,171,274
GMO Payment Gateway, Inc.	29,506	3,662,695
Hoya Corp.	30,195	4,479,267
Keyence Corp.	20,072	12,600,964
M3, Inc.	18,747	942,614
Menicon Co. Ltd.	113,320	3,353,786
Nihon M&A Center Holdings, Inc.	78,201	1,916,647
Nitori Holdings Co. Ltd.	14,900	2,224,224
Otsuka Corp.	61,450	2,927,063
SCSK Corp.	164,536	3,267,062
Shiseido Co. Ltd.	26,820	1,495,640
SMC Corp.	5,191	3,497,492
Sony Group Corp.	46,483	5,852,843

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
Subaru Corp.	94,909	$1,696,589
TechnoPro Holdings, Inc.	20,000	606,321
Terumo Corp.	75,598	3,193,272
Tokio Marine Holdings, Inc.	33,439	1,857,874
Toyota Motor Corp.	150,945	2,770,804

		65,149,924

Luxembourg — 0.7%
Eurofins Scientific SE	40,738	5,047,237

Netherlands — 7.1%
Adyen NV, 144A*	7,878	20,714,263
Argenx SE, ADR*	12,624	4,420,799
ASML Holding NV	23,153	18,546,005
Heineken NV	44,406	4,992,392
Koninklijke DSM NV	9,717	2,189,218
Koninklijke Philips NV	105,860	3,945,262

		54,807,939

New Zealand — 0.2%
Fisher & Paykel Healthcare Corp. Ltd.	79,394	1,779,730

Norway — 0.4%
TOMRA Systems ASA	45,161	3,233,428

Singapore — 0.4%
DBS Group Holdings Ltd.	138,263	3,349,780

Spain — 0.6%
Amadeus IT Group SA*	63,882	4,324,394

Sweden — 3.9%
Assa Abloy AB (Class B Stock)	141,224	4,312,106
Atlas Copco AB (Class A Stock)	83,399	5,763,474
Autoliv, Inc.	53,286	5,510,305
EQT AB	44,578	2,437,060
Hexagon AB (Class B Stock)	367,552	5,820,886
Indutrade AB	81,952	2,508,333
Nibe Industrier AB (Class B Stock)	235,225	3,554,440

		29,906,604

Switzerland — 11.3%
Alcon, Inc.	43,491	3,835,946
Cie Financiere Richemont SA (Class A Stock)	27,085	4,056,338
Givaudan SA	1,256	6,594,861
Julius Baer Group Ltd.	42,680	2,848,757
Lonza Group AG	19,972	16,659,187
Novartis AG	51,600	4,532,082
Partners Group Holding AG	3,253	5,365,580
Roche Holding AG	17,776	7,387,840
SGS SA	821	2,739,515
SIG Combibloc Group AG*	110,008	3,078,981
Sika AG	10,614	4,425,593
Sonova Holding AG	9,115	3,565,460
Straumann Holding AG	8,125	17,271,496
UBS Group AG	250,546	4,487,906

		86,849,542

Taiwan — 3.4%
Sea Ltd., ADR*	47,998	10,737,632

	Shares	Value

COMMON STOCKS (continued)
Taiwan (cont’d.)
Taiwan Semiconductor Manufacturing Co. Ltd.	312,000	$6,935,303
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	72,145	8,679,765

		26,352,700

United Kingdom — 12.1%
Ashtead Group PLC	158,000	12,680,204
Bunzl PLC	162,862	6,363,039
Compass Group PLC*	227,999	5,082,138
DCC PLC	58,818	4,814,271
Diageo PLC	79,291	4,330,828
Electrocomponents PLC	119,777	1,951,506
Experian PLC	105,447	5,184,017
Fevertree Drinks PLC	74,911	2,744,664
Halma PLC	64,256	2,780,192
Lloyds Banking Group PLC	3,694,132	2,392,122
London Stock Exchange Group PLC	93,947	8,811,901
Petershill Partners PLC, 144A*	501,775	1,881,604
Prudential PLC	205,093	3,534,057
RELX PLC	174,496	5,676,374
Rentokil Initial PLC	340,713	2,696,502
Segro PLC, REIT	229,635	4,464,175
Smith & Nephew PLC	104,749	1,831,240
Spirax-Sarco Engineering PLC	15,479	3,359,751
St. James’s Place PLC	114,730	2,609,757
Trainline PLC, 144A*	270,959	1,024,638
Travis Perkins PLC	86,204	1,812,592
Unilever PLC	69,267	3,709,990
Weir Group PLC (The)	139,122	3,234,041

		92,969,603

United States — 5.2%
Aon PLC (Class A Stock)	8,509	2,557,465
Atlassian Corp. PLC (Class A Stock)*	36,249	13,821,381
Ferguson PLC	29,039	5,142,886
Globant SA*	19,966	6,271,121
Lululemon Athletica, Inc.*	7,864	3,078,363
QIAGEN NV*	67,358	3,743,758
Schneider Electric SE	25,755	5,055,078

		39,670,052

Uruguay — 0.3%
Dlocal Ltd.*(a)	65,298	2,330,486

TOTAL COMMON STOCKS (cost $541,086,614)		722,563,931

EXCHANGE-TRADED FUNDS — 3.0%
United States
iShares Core MSCI EAFE ETF	88,651	6,616,910
iShares MSCI EAFE ETF	84,057	6,613,605
iShares MSCI EAFE Growth ETF	86,637	9,555,195

TOTAL EXCHANGE-TRADED FUNDS (cost $22,729,288)		22,785,710

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

PREFERRED STOCK — 1.3%
Germany
Sartorius AG (PRFC)	14,690	$9,943,362

(cost $5,593,141)

TOTAL LONG-TERM INVESTMENTS (cost $569,409,043)		755,293,003

SHORT-TERM INVESTMENTS — 2.6%

AFFILIATED MUTUAL FUNDS — 2.0%
PGIM Core Ultra Short Bond Fund(wa)	5,668,402	5,668,402
PGIM Institutional Money Market Fund (cost $9,706,943; includes $9,706,272 of cash collateral for securities on loan)(b)(wa)	9,713,743	9,706,943

TOTAL AFFILIATED MUTUAL FUNDS (cost $15,375,345)		15,375,345

UNAFFILIATED FUND — 0.6%
BlackRock Liquidity FedFund, (Institutional Shares)	4,793,549	4,793,549

(cost $4,793,549)

TOTAL SHORT-TERM INVESTMENTS (cost $20,168,894)		20,168,894

TOTAL INVESTMENTS—100.8% (cost $589,577,937)		775,461,897

Liabilities in excess of other assets — (0.8)%		(5,842,531)

NET ASSETS — 100.0%		$769,619,366

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,474,657; cash collateral of $9,706,272 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Argentina	$12,096,496	$—	$—
Australia	—	4,618,550	—
Austria	—	3,583,034	—
Brazil	2,136,886	—	—
Canada	17,161,689	—	—
China	6,088,559	19,187,353	—
Denmark	—	17,172,971	—
Finland	—	6,115,086	—
France	—	97,193,110	—
Germany	5,308,506	28,774,219	—
Hong Kong	—	22,018,679	—
India	2,796,603	10,671,462	—
Ireland	10,413,301	20,787,159	—

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Israel	$2,134,899	$—	$—
Italy	—	18,533,950	—
Japan	—	65,149,924	—
Luxembourg	—	5,047,237	—
Netherlands	4,420,799	50,387,140	—
New Zealand	—	1,779,730	—
Norway	—	3,233,428	—
Singapore	—	3,349,780	—
Spain	—	4,324,394	—
Sweden	5,510,305	24,396,299	—
Switzerland	—	86,849,542	—
Taiwan	19,417,397	6,935,303	—
United Kingdom	—	92,969,603	—
United States	29,472,088	10,197,964	—
Uruguay	2,330,486	—	—
Exchange-Traded Funds
United States	22,785,710	—	—
Preferred Stock
Germany	—	9,943,362	—
Short-Term Investments
Affiliated Mutual Funds	15,375,345	—	—
Unaffiliated Fund	4,793,549	—	—

Total	$162,242,618	$613,219,279	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

IT Services	8.5%
Health Care Equipment & Supplies	7.4
Textiles, Apparel & Luxury Goods	7.2
Semiconductors & Semiconductor Equipment	6.0
Life Sciences Tools & Services	5.1
Machinery	4.8
Trading Companies & Distributors	4.7
Capital Markets	3.9
Beverages	3.6
Software	3.5
Exchange-Traded Funds	3.0
Professional Services	2.9
Electronic Equipment, Instruments & Components	2.8
Building Products	2.4
Chemicals	2.3
Pharmaceuticals	2.3
Personal Products	2.3
Affiliated Mutual Funds (1.3% represents investments purchased with collateral from securities on loan)	2.0
Internet & Direct Marketing Retail	2.0
Banks	1.9
Insurance	1.8
Aerospace & Defense	1.6
Automobiles	1.6
Electrical Equipment	1.6
Entertainment	1.4

Hotels, Restaurants & Leisure	1.4%
Oil, Gas & Consumable Fuels	1.2
Containers & Packaging	1.1
Interactive Media & Services	1.0
Construction Materials	0.8
Commercial Services & Supplies	0.8
Household Durables	0.8
Road & Rail	0.7
Biotechnology	0.7
Auto Components	0.7
Industrial Conglomerates	0.6
Unaffiliated Fund	0.6
Thrifts & Mortgage Finance	0.6
Equity Real Estate Investment Trusts (REITs)	0.6
Airlines	0.5
Air Freight & Logistics	0.5
Food Products	0.4
Health Care Providers & Services	0.3
Electric Utilities	0.3
Specialty Retail	0.3
Food & Staples Retailing	0.2
Health Care Technology	0.1

100.8
Liabilities in excess of other assets	(0.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$9,474,657	$(9,474,657)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $9,474,657:
Unaffiliated investments (cost $574,202,592)	$760,086,552
Affiliated investments (cost $15,375,345)	15,375,345
Foreign currency, at value (cost $(1,047))	1,886
Tax reclaim receivable	6,491,110
Receivable for Portfolio shares sold	1,284,825
Receivable for investments sold	703,850
Dividends receivable	245,003
Receivable from affiliate	5,446
Prepaid expenses and other assets	12,941

Total Assets	784,206,958

LIABILITIES
Payable to broker for collateral for securities on loan	9,706,272
Payable to affiliate	3,851,258
Payable for investments purchased	411,266
Management fee payable	242,806
Foreign capital gains tax liability accrued	231,448
Accrued expenses and other liabilities	122,432
Distribution fee payable	21,031
Trustees’ fees payable	601
Affiliated transfer agent fee payable	451
Payable for Portfolio shares purchased	27

Total Liabilities	14,587,592

NET ASSETS	$769,619,366

Net assets were comprised of:
Partners’ Equity	$769,619,366

Net asset value and redemption price per share, $769,619,366 / 25,376,379 outstanding shares of beneficial interest	$30.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,742,333 foreign withholding tax, of which $119,928 is reimbursable by an affiliate)	$16,270,093
Income from securities lending, net (including affiliated income of $38,535)	72,360
Affiliated dividend income	14,417

Total income	16,356,870

EXPENSES
Management fee	11,332,118
Distribution fee	3,481,968
Custodian and accounting fees	284,291
Audit fee	31,200
Trustees’ fees	27,900
Legal fees and expenses	27,109
Shareholders’ reports	8,967
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,398
Miscellaneous	81,750

Total expenses	15,282,701
Less: Fee waiver and/or expense reimbursement	(427,459)

Net expenses	14,855,242

NET INVESTMENT INCOME (LOSS)	1,501,628

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(26,504)) (net of foreign capital gains taxes $(612,337))	192,144,712
In-kind redemption(1)	510,553,301
Foreign currency transactions	(55,628)

702,642,385

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $9,575) (net of change in foreign capital gains taxes $485,378)	(513,353,626)
Foreign currencies	(338,644)

(513,692,270)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	188,950,115

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$190,451,743

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$1,501,628	$(601,444)
Net realized gain (loss) on investment and foreign currency transactions	702,642,385	264,808,031
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(513,692,270)	179,893,672

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	190,451,743	444,100,259

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,572,464 and 24,457,523 shares, respectively]	70,960,205	461,729,676
Portfolio shares purchased [58,220,204 and 50,949,042 shares, respectively]	(1,676,421,018)	(928,001,582)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,605,460,813)	(466,271,906)

TOTAL INCREASE (DECREASE)	(1,415,009,070)	(22,171,647)

NET ASSETS:
Beginning of year	2,184,628,436	2,206,800,083

End of year	$769,619,366	$2,184,628,436

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 97.2%

COMMON STOCKS — 93.5%
Australia — 3.7%
AGL Energy Ltd.	60,967	$272,632
Austal Ltd.	469,461	666,993
Beach Energy Ltd.	633,904	582,248
BHP Group Ltd.(a)	52,038	1,573,191
Fortescue Metals Group Ltd.	171,684	2,404,385
Harvey Norman Holdings Ltd.	346,202	1,244,037
Inghams Group Ltd.	361,700	923,510
JB Hi-Fi Ltd.	27,411	963,473
Metcash Ltd.	310,819	1,018,555
Mineral Resources Ltd.	29,171	1,192,856
Mirvac Group, REIT	351,114	744,636
Myer Holdings Ltd.*	481,659	157,801
NRW Holdings Ltd.	243,296	312,655
Perenti Global Ltd.	408,974	275,207
Rio Tinto Ltd.	24,400	1,781,820
St. Barbara Ltd.	477,044	506,792
Stockland, REIT	276,395	852,418
Super Retail Group Ltd.	135,754	1,230,610

		16,703,819

Austria — 0.9%
BAWAG Group AG, 144A*	25,651	1,577,502
OMV AG	22,615	1,286,074
Wienerberger AG	30,998	1,141,279

		4,004,855

Belgium — 0.7%
Bekaert SA	28,828	1,285,288
Telenet Group Holding NV	26,270	960,032
UCB SA	8,200	938,536

		3,183,856

Brazil — 0.3%
Yara International ASA	30,300	1,528,733

Canada — 1.3%
CAE, Inc.*	49,875	1,258,161
Suncor Energy, Inc.	107,730	2,695,486
TMX Group Ltd.	17,999	1,824,872

		5,778,519

China — 2.3%
Alibaba Group Holding Ltd., ADR*(a)	8,452	1,004,013
Autohome, Inc., ADR	29,288	863,410
China Longyuan Power Group Corp. Ltd. (Class H Stock)	654,247	1,528,391
China Resources Cement Holdings Ltd.	625,429	472,247
ENN Energy Holdings Ltd.	99,851	1,880,979
ESR Cayman Ltd., 144A*	589,757	1,992,811
Kingboard Holdings Ltd.	253,000	1,231,465
Lee & Man Paper Manufacturing Ltd.	634,795	441,118
Shenzhen International Holdings Ltd.	278,794	290,106
Wilmar International Ltd.	220,933	681,000

		10,385,540

	Shares	Value

COMMON STOCKS (continued)
Denmark — 2.1%
AP Moller - Maersk A/S (Class B Stock)	525	$1,883,473
Carlsberg A/S (Class B Stock)	13,920	2,406,066
Danske Bank A/S	61,630	1,063,564
DFDS A/S*	12,289	656,337
Jyske Bank A/S*	28,370	1,461,051
Vestas Wind Systems A/S	65,944	2,016,254

		9,486,745

Finland — 1.4%
Nordea Bank Abp	345,757	4,224,249
Sampo OYJ (Class A Stock)	24,331	1,219,383
Valmet OYJ	26,600	1,140,073

		6,583,705

France — 10.6%
Air Liquide SA	15,830	2,761,291
Arkema SA	11,124	1,569,348
Atos SE	9,595	408,083
AXA SA	79,743	2,381,105
BNP Paribas SA	37,600	2,600,669
Bouygues SA	50,756	1,820,367
Capgemini SE	16,156	3,962,544
Carrefour SA	94,225	1,727,177
Cie de Saint-Gobain	26,772	1,886,220
Cie Generale des Etablissements Michelin SCA	6,967	1,142,533
CNP Assurances	51,372	1,272,888
Credit Agricole SA	90,091	1,287,120
Engie SA	259,418	3,841,827
Faurecia SE	6,000	285,374
Imerys SA	14,847	618,790
Ipsen SA	9,000	824,267
Orange SA	179,131	1,918,021
Pernod Ricard SA	10,040	2,416,638
Rubis SCA	17,817	532,492
Sanofi	87,777	8,838,472
Societe BIC SA	12,679	683,230
Societe Generale SA	26,300	904,716
Sopra Steria Group SACA	3,769	675,488
TotalEnergies SE	71,177	3,617,671

		47,976,331

Germany — 8.3%
adidas AG	4,084	1,175,338
Allianz SE	7,697	1,815,280
Aurubis AG	10,531	1,055,325
Bayer AG	24,990	1,337,556
Bayerische Motoren Werke AG	27,500	2,756,831
Continental AG*	19,065	2,011,934
Daimler AG	32,003	2,458,842
Daimler Truck Holding AG*	16,002	588,250
Deutsche Post AG	51,899	3,329,762
Deutsche Telekom AG	61,699	1,142,349
Fresenius SE & Co. KGaA	29,833	1,199,974
HeidelbergCement AG	10,256	695,448
HOCHTIEF AG	10,800	873,240
Infineon Technologies AG	45,239	2,089,505

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Germany (cont’d.)
Merck KGaA	11,955	$3,086,757
MTU Aero Engines AG	12,506	2,550,837
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,901	857,891
ProSiebenSat.1 Media SE	66,977	1,063,285
Rheinmetall AG	17,862	1,684,171
Siltronic AG	6,739	1,077,403
United Internet AG	21,906	866,937
Volkswagen AG	6,602	1,942,137
Vonovia SE	36,259	1,999,735

		37,658,787

Hong Kong — 1.2%
CK Asset Holdings Ltd.	143,794	905,635
Dah Sing Financial Holdings Ltd.	166,731	504,335
PAX Global Technology Ltd.	480,000	340,630
Tongda Group Holdings Ltd.*	8,191,350	262,734
VTech Holdings Ltd.	62,800	491,982
WH Group Ltd., 144A	1,649,479	1,033,937
Xinyi Glass Holdings Ltd.	423,045	1,057,316
Yue Yuen Industrial Holdings Ltd.*	390,836	654,049

		5,250,618

India — 0.3%
Reliance Industries Ltd., 144A, GDR	24,562	1,576,009

Ireland — 0.4%
Ryanair Holdings PLC, ADR*	19,235	1,968,318

Israel — 1.0%
Bank Leumi Le-Israel BM	253,291	2,725,223
Check Point Software Technologies Ltd.*	9,457	1,102,308
Isracard Ltd.	2,933	14,465
Teva Pharmaceutical Industries Ltd.*	90,700	745,787

		4,587,783

Italy — 2.4%
A2A SpA	543,654	1,061,180
Enel SpA	501,696	4,017,283
Eni SpA	104,500	1,451,045
Leonardo SpA*	114,236	813,884
Mediobanca Banca di Credito Finanziario SpA	88,584	1,017,748
Pirelli & C SpA, 144A	120,471	837,142
Unipol Gruppo SpA	157,020	853,024
UnipolSai Assicurazioni SpA	312,920	880,718

		10,932,024

Japan — 19.2%
AEON REIT Investment Corp.	662	928,097
Air Water, Inc.	45	695
Aozora Bank Ltd.	37,759	826,216
Asics Corp.	47,443	1,051,882
Astellas Pharma, Inc.	57,866	941,384
Bandai Namco Holdings, Inc.	20,100	1,568,424
Brother Industries Ltd.	39,379	758,569
Credit Saison Co. Ltd.	67,043	704,886
Daicel Corp.	119,991	829,594

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Dai-ichi Life Holdings, Inc.	75,266	$1,520,964
Daikin Industries Ltd.	8,400	1,900,367
Daito Trust Construction Co. Ltd.	6,397	733,224
Daiwa House Industry Co. Ltd.	102,959	2,961,227
Daiwabo Holdings Co. Ltd.	57,449	918,673
DCM Holdings Co. Ltd.	51,800	479,950
Disco Corp.	4,500	1,369,941
DTS Corp.	23,505	515,774
EDION Corp.	79,881	745,556
Fujitsu Ltd.	12,213	2,087,125
Fuyo General Lease Co. Ltd.	12,039	833,630
Gunze Ltd.	14,500	509,095
Haseko Corp.	65,557	812,937
Hazama Ando Corp.	69,304	521,010
Heiwado Co. Ltd.	37,274	625,645
Hitachi Ltd.	53,722	2,909,427
Honda Motor Co. Ltd.	56,878	1,611,145
Hosiden Corp.	52,700	528,808
Isuzu Motors Ltd.	89,747	1,114,241
ITOCHU Corp.	75,600	2,313,672
Japan Airlines Co. Ltd.*	22,797	435,660
Japan Aviation Electronics Industry Ltd.	43,858	761,094
Kamigumi Co. Ltd.	43,195	818,665
Kandenko Co. Ltd.	97,948	729,225
Kaneka Corp.	18,297	600,197
KDDI Corp.	106,767	3,116,430
Keiyo Bank Ltd. (The)	91,050	368,684
K’s Holdings Corp.	64,392	626,148
Lintec Corp.	18,000	412,632
Makita Corp.	44,672	1,899,541
Marubeni Corp.	119,400	1,164,528
MatsukiyoCocokara & Co.	52,853	1,954,035
Medipal Holdings Corp.	36,137	677,814
Mitsubishi Chemical Holdings Corp.	71,017	527,291
Mitsubishi Gas Chemical Co., Inc.	51,213	867,425
Mitsubishi HC Capital, Inc.	156,654	773,853
Mitsubishi UFJ Financial Group, Inc.	183,769	996,701
Mitsui & Co. Ltd.	43,126	1,021,289
Mitsui Chemicals, Inc.	30,563	823,306
Mizuho Financial Group, Inc.	76,680	975,155
Nexon Co. Ltd.	72,008	1,391,212
Nikon Corp.	85,820	923,730
Nippon Telegraph & Telephone Corp.	110,787	3,034,828
Nippon Television Holdings, Inc.	62,635	636,609
Nishi-Nippon Financial Holdings, Inc.	101,398	655,245
Nomura Holdings, Inc.	281,032	1,223,863
Nomura Real Estate Holdings, Inc.	39,632	912,472
NS Solutions Corp.	21,495	662,368
Obayashi Corp.	82,575	638,531
ORIX Corp.	82,531	1,680,130
Rengo Co. Ltd.	125,931	952,098
Resona Holdings, Inc.	210,723	818,669
Sankyu, Inc.	17,588	730,005
Sawai Group Holdings Co. Ltd.	18,069	691,421
Seino Holdings Co. Ltd.	94,888	962,371
Shimano, Inc.	8,200	2,182,750
SKY Perfect JSAT Holdings, Inc.	162,755	594,137
Sojitz Corp.	71,401	1,072,577
Sompo Holdings, Inc.	19,700	830,393

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Sumitomo Electric Industries Ltd.	86,300	$1,127,557
Sumitomo Heavy Industries Ltd.	31,431	763,299
Sumitomo Mitsui Financial Group, Inc.	40,934	1,400,853
Suzuki Motor Corp.	41,529	1,598,649
Teijin Ltd.	50,139	616,885
Toho Holdings Co. Ltd.	6,168	94,012
Tokai Rika Co. Ltd.	3,609	48,598
Tokuyama Corp.	34,608	550,288
Tokyo Seimitsu Co. Ltd.	14,800	653,138
Towa Pharmaceutical Co. Ltd.	20,260	504,918
Toyota Boshoku Corp.	61,300	1,203,546
Toyota Motor Corp.	99,700	1,830,131
Tsubakimoto Chain Co.	22,134	607,995
Ube Industries Ltd.	39,015	677,509
Valor Holdings Co. Ltd.	18,136	338,573
Yamaha Corp.	34,661	1,706,251
Yokohama Rubber Co. Ltd. (The)	50,231	805,058

		87,292,500

Mexico — 0.3%
Arca Continental SAB de CV	211,280	1,341,634

Netherlands — 5.7%
ABN AMRO Bank NV, 144A, CVA	72,000	1,059,759
Aegon NV	202,750	1,013,986
Akzo Nobel NV	20,632	2,264,532
ASR Nederland NV	19,553	902,351
ING Groep NV	82,667	1,155,496
JDE Peet’s NV	24,396	755,395
Koninklijke Ahold Delhaize NV	105,099	3,602,149
Koninklijke DSM NV	13,112	2,954,104
NN Group NV	29,878	1,625,204
Pharming Group NV*(a)	644,823	566,745
Royal Dutch Shell PLC (Class B Stock)	196,300	4,309,368
Signify NV, 144A	40,477	1,877,251
Universal Music Group NV	59,062	1,661,581
Wolters Kluwer NV	20,389	2,401,276

		26,149,197

New Zealand — 0.1%
Air New Zealand Ltd.*	588,676	609,472

Norway — 1.3%
DNB Bank ASA	66,060	1,511,638
Equinor ASA	54,507	1,445,967
Orkla ASA	103,066	1,034,132
Telenor ASA	110,768	1,742,806

		5,734,543

Portugal — 0.5%
Galp Energia SGPS SA	152,228	1,475,256
NOS SGPS SA	156,900	608,966

		2,084,222

Singapore — 1.1%
DBS Group Holdings Ltd.	154,988	3,754,986
Hong Leong Asia Ltd.	218,763	137,237
Venture Corp. Ltd.	68,070	926,295

		4,818,518

	Shares	Value
COMMON STOCKS (continued)
South Africa — 1.0%
Anglo American PLC	112,848	$4,615,620

South Korea — 0.7%
Osstem Implant Co. Ltd.*	9,411	1,125,055
SK Hynix, Inc.	17,197	1,889,815

		3,014,870

Spain — 1.8%
Banco Santander SA	329,000	1,096,756
Enagas SA	23,894	555,029
Endesa SA	45,115	1,036,612
Industria de Diseno Textil SA	66,795	2,166,210
Mapfre SA	440,932	905,287
Repsol SA	132,579	1,575,122
Telefonica SA	243,300	1,065,000

		8,400,016

Sweden — 2.6%
Betsson AB (Class B Stock)*	53,086	320,304
Boliden AB	32,200	1,245,761
Electrolux AB (Class B Stock)	36,434	884,495
Sandvik AB	78,714	2,190,894
Securitas AB (Class B Stock)	51,829	713,142
Skanska AB (Class B Stock)	46,599	1,206,542
SKF AB (Class B Stock)	94,400	2,232,902
Swedish Orphan Biovitrum AB*	38,300	783,310
Volvo AB (Class B Stock)	104,094	2,409,044

		11,986,394

Switzerland — 7.0%
ABB Ltd.	88,297	3,372,047
Adecco Group AG	31,700	1,615,501
Baloise Holding AG	4,980	813,278
Credit Suisse Group AG	141,700	1,371,907
Helvetia Holding AG	9,845	1,158,473
Holcim Ltd.*	32,460	1,658,985
Novartis AG	81,720	7,177,553
Roche Holding AG	16,104	6,692,944
Swiss Life Holding AG	5,140	3,143,476
UBS Group AG	268,926	4,817,138

		31,821,302

United Kingdom — 12.6%
3i Group PLC	165,501	3,240,705
Aviva PLC	206,268	1,143,241
Babcock International Group PLC*	107,000	461,080
BAE Systems PLC	455,435	3,385,405
Barclays PLC	1,287,307	3,258,899
Barratt Developments PLC	86,620	875,660
Bellway PLC	18,046	813,869
British American Tobacco PLC	54,200	2,011,255
BT Group PLC	585,775	1,341,642
CK Hutchison Holdings Ltd.	238,933	1,540,773
Compass Group PLC*	86,109	1,919,385
Currys PLC	103,350	159,934
GlaxoSmithKline PLC	270,456	5,872,918
Go-Ahead Group PLC (The)*	39,335	356,732
Imperial Brands PLC	58,043	1,268,800

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)

United Kingdom (cont’d.)
International Consolidated Airlines Group SA*(a)	129,175	$249,582
Investec PLC	221,300	1,199,896
J Sainsbury PLC	451,667	1,684,876
Kingfisher PLC	348,143	1,595,084
Legal & General Group PLC	251,269	1,009,744
Lloyds Banking Group PLC	1,745,500	1,130,292
Marks & Spencer Group PLC*	403,605	1,264,571
Micro Focus International PLC	128,787	728,256
Petershill Partners PLC, 144A*	250,253	938,423
Premier Foods PLC	45,749	69,605
Prudential PLC	93,204	1,606,043
Redde Northgate PLC	48,800	288,746
Redrow PLC	102,152	969,425
RELX PLC	161,243	5,245,252
Smith & Nephew PLC	88,220	1,542,278
Tate & Lyle PLC	142,720	1,278,105
Taylor Wimpey PLC	307,895	729,805
Tesco PLC	1,270,371	4,986,641
Unilever PLC	43,734	2,340,180
Vesuvius PLC	49,226	299,541
Vistry Group PLC	41,721	667,941

		57,474,584

United States — 2.7%
Aon PLC (Class A Stock)	12,376	3,719,731
BRP, Inc.	14,207	1,244,425
Ferguson PLC	12,441	2,203,335
Medtronic PLC	36,807	3,807,684
Stellantis NV	65,299	1,240,721

		12,215,896

TOTAL COMMON STOCKS (cost $385,526,696)		425,164,410

EXCHANGE-TRADED FUNDS — 2.8%
United States
iShares Core MSCI EAFE ETF	51,247	3,825,076
iShares MSCI EAFE ETF	48,586	3,822,747
iShares MSCI EAFE Value ETF	101,754	5,127,384

TOTAL EXCHANGE-TRADED FUNDS (cost $12,789,655)		12,775,207

PREFERRED STOCKS — 0.9%
Germany
Porsche Automobil Holding SE (PRFC)	19,900	1,885,741
Volkswagen AG (PRFC)	10,401	2,101,119

TOTAL PREFERRED STOCKS (cost $3,590,315)		3,986,860

	Units	Value
WARRANTS* — 0.0%
Australia
Boart Longyear Group Ltd., expiring 09/13/24	555	$8

(cost $0)
TOTAL LONG-TERM INVESTMENTS (cost $401,906,666)		441,926,485

	Shares

SHORT-TERM INVESTMENTS — 2.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	5,852,453	5,852,453
PGIM Institutional Money Market Fund (cost $3,070,518; includes $3,070,324 of cash collateral for securities on loan)(b)(wa)	3,072,669	3,070,518

TOTAL SHORT-TERM INVESTMENTS (cost $8,922,971)		8,922,971

TOTAL INVESTMENTS—99.2% (cost $410,829,637)		450,849,456
Other assets in excess of liabilities — 0.8%		3,809,725

NET ASSETS — 100.0%		$454,659,181

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,894,232; cash collateral of $3,070,324 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$16,703,819	$—
Austria	—	4,004,855	—
Belgium	—	3,183,856	—
Brazil	—	1,528,733	—
Canada	5,778,519	—	—
China	1,867,423	8,518,117	—
Denmark	—	9,486,745	—
Finland	—	6,583,705	—
France	—	47,976,331	—
Germany	—	37,658,787	—
Hong Kong	—	5,250,618	—
India	—	1,576,009	—
Ireland	1,968,318	—	—
Israel	1,102,308	3,485,475	—
Italy	—	10,932,024	—
Japan	—	87,292,500	—
Mexico	1,341,634	—	—
Netherlands	—	26,149,197	—
New Zealand	—	609,472	—
Norway	—	5,734,543	—
Portugal	—	2,084,222	—
Singapore	—	4,818,518	—
South Africa	—	4,615,620	—
South Korea	—	3,014,870	—
Spain	—	8,400,016	—
Sweden	—	11,986,394	—
Switzerland	—	31,821,302	—
United Kingdom	—	57,474,584	—
United States	8,771,840	3,444,056	—
Exchange-Traded Funds
United States	12,775,207	—	—
Preferred Stocks
Germany	—	3,986,860	—
Warrants
Australia	—	8	—
Short-Term Investments
Affiliated Mutual Funds	8,922,971	—	—

Total	$42,528,220	$408,321,236	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Pharmaceuticals	8.4%
Banks	7.8
Insurance	6.3
Oil, Gas & Consumable Fuels	4.3
Automobiles	4.1
Chemicals	3.5
Food & Staples Retailing	3.5
Metals & Mining	3.5
Capital Markets	3.3
Exchange-Traded Funds	2.8
Machinery	2.7
Diversified Telecommunication Services	2.7
Real Estate Management & Development	2.1
Professional Services	2.0
Aerospace & Defense	2.0
Affiliated Mutual Funds (0.7% represents investments purchased with collateral from securities on loan)	2.0
IT Services	1.9
Specialty Retail	1.7
Trading Companies & Distributors	1.7
Auto Components	1.7
Electrical Equipment	1.6
Semiconductors & Semiconductor Equipment	1.5
Leisure Products	1.5
Household Durables	1.5
Health Care Equipment & Supplies	1.4
Beverages	1.3
Industrial Conglomerates	1.3
Construction & Engineering	1.3
Food Products	1.3
Electronic Equipment, Instruments & Components	1.2
Multi-Utilities	1.1
Electric Utilities	1.1
Construction Materials	1.1

Building Products	1.0%
Textiles, Apparel & Luxury Goods	0.8
Diversified Financial Services	0.8
Air Freight & Logistics	0.7
Tobacco	0.7
Airlines	0.7
Wireless Telecommunication Services	0.7
Entertainment	0.7
Media	0.6
Gas Utilities	0.6
Multiline Retail	0.6
Marine	0.6
Equity Real Estate Investment Trusts (REITs)	0.6
Road & Rail	0.6
Personal Products	0.5
Hotels, Restaurants & Leisure	0.5
Health Care Providers & Services	0.5
Software	0.4
Independent Power & Renewable Electricity Producers	0.3
Commercial Services & Supplies	0.3
Biotechnology	0.3
Transportation Infrastructure	0.3
Internet & Direct Marketing Retail	0.2
Containers & Packaging	0.2
Interactive Media & Services	0.2
Technology Hardware, Storage & Peripherals	0.2
Consumer Finance	0.2
Communications Equipment	0.1
Paper & Forest Products	0.1

99.2
Other assets in excess of liabilities	0.8

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$2,894,232	$(2,894,232)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $2,894,232:
Unaffiliated investments (cost $401,906,666)	$441,926,485
Affiliated investments (cost $8,922,971)	8,922,971
Foreign currency, at value (cost $2,209,532)	2,226,164
Tax reclaim receivable	7,204,560
Dividends receivable	434,646
Receivable for Portfolio shares sold	271,428
Receivable for investments sold	188,667
Receivable from affiliate	3,412
Prepaid expenses and other assets	17,194

Total Assets	461,195,527

LIABILITIES
Payable to broker for collateral for securities on loan	3,070,324
Payable to affiliate	2,807,223
Payable for investments purchased	342,364
Management fee payable	178,201
Accrued expenses and other liabilities	86,200
Payable for Portfolio shares purchased	38,670
Distribution fee payable	12,432
Trustees’ fees payable	481
Affiliated transfer agent fee payable	451

Total Liabilities	6,536,346

NET ASSETS	$454,659,181

Net assets were comprised of:
Partners’ Equity	$454,659,181

Net asset value and redemption price per share, $454,659,181 / 19,800,166 outstanding shares of beneficial interest	$22.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $6,483,147 foreign withholding tax, of which $1,578,361 is reimbursable by an affiliate)	$46,332,378
Income from securities lending, net (including affiliated income of $46,758)	523,252
Affiliated dividend income	16,090

Total income	46,871,720

EXPENSES
Management fee	9,046,217
Distribution fee	2,769,849
Custodian and accounting fees	199,305
Legal fees and expenses	35,742
Audit fee	30,500
Trustees’ fees	24,430
Shareholders’ reports	9,318
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,398
Miscellaneous	81,791

Total expenses	12,204,550
Less: Fee waiver and/or expense reimbursement	(171,089)

Net expenses	12,033,461

NET INVESTMENT INCOME (LOSS)	34,838,259

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(9,584))	76,139,325
In-kind redemption(1)	254,914,763
Foreign currency transactions	235,446

331,289,534

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,068)	(157,255,852)
Foreign currencies	(864,583)

(158,120,435)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	173,169,099

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$208,007,358

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$34,838,259	$23,299,209
Net realized gain (loss) on investment and foreign currency transactions	331,289,534	(154,609,938)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(158,120,435)	38,475,392

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	208,007,358	(92,835,337)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [4,084,459 and 36,094,642 shares, respectively]	91,600,164	624,081,414
Portfolio shares purchased [73,708,754 and 39,522,485 shares, respectively]	(1,752,604,894)	(616,093,534)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,661,004,730)	7,987,880

TOTAL INCREASE (DECREASE)	(1,452,997,372)	(84,847,457)
NET ASSETS:
Beginning of year	1,907,656,553	1,992,504,010

End of year	$454,659,181	$1,907,656,553

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 97.5%
COMMON STOCKS — 96.5%
Australia — 2.6%
BHP Group Ltd.(a)	190,159	$5,748,806
BHP Group PLC	94,068	2,804,631
Rio Tinto PLC	70,709	4,690,198

		13,243,635

Austria — 1.0%
Erste Group Bank AG	111,620	5,249,322

Belgium — 1.3%
KBC Group NV	79,226	6,847,290

China — 0.8%
Tencent Holdings Ltd.	66,900	3,888,102

Denmark — 6.0%
Carlsberg A/S (Class B Stock)	35,064	6,060,796
Coloplast A/S (Class B Stock)	23,011	4,045,653
Genmab A/S*	8,153	3,258,286
Novo Nordisk A/S (Class B Stock)	126,756	14,271,727
Orsted A/S, 144A	25,153	3,229,667

		30,866,129

Finland — 1.0%
Kone OYJ (Class B Stock)	74,270	5,317,568

France — 16.2%
AXA SA	213,887	6,386,610
BNP Paribas SA	92,496	6,397,646
Capgemini SE	38,366	9,409,937
Kering SA	8,799	7,080,320
L’Oreal SA	19,182	9,106,928
LVMH Moet Hennessy Louis Vuitton SE	15,847	13,106,545
Pernod Ricard SA	27,025	6,504,944
Safran SA	42,290	5,172,530
TotalEnergies SE	258,184	13,122,564
Vinci SA	70,284	7,425,313

		83,713,337

Germany — 6.6%
adidas AG	22,225	6,396,151
Allianz SE	30,560	7,207,349
Deutsche Boerse AG	29,651	4,957,862
Muenchener
Rueckversicherungs-Gesellschaft AG in Muenchen	15,338	4,535,793
RWE AG	117,434	4,780,741
Symrise AG	41,693	6,180,782

		34,058,678

Hong Kong — 2.7%
AIA Group Ltd.	834,800	8,416,924
Hong Kong Exchanges & Clearing Ltd.	98,000	5,728,037

		14,144,961

India — 0.7%
HDFC Bank Ltd., ADR	58,547	3,809,653

Japan — 17.7%
Daikin Industries Ltd.	27,600	6,244,064
FANUC Corp.	18,300	3,878,185

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Hoya Corp.	59,100	$8,767,169
Keyence Corp.	19,000	11,927,975
Kubota Corp.	224,900	4,999,744
Kyowa Kirin Co. Ltd.	149,300	4,069,330
Makita Corp.	93,800	3,988,560
Nidec Corp.	52,500	6,147,196
Recruit Holdings Co. Ltd.	96,800	5,879,731
Shin-Etsu Chemical Co. Ltd.	34,800	6,021,090
SMC Corp.	10,523	7,089,985
Sony Group Corp.	87,300	10,992,260
Sysmex Corp.	33,700	4,552,123
Tokyo Electron Ltd.	12,500	7,172,354

		91,729,766

Netherlands — 4.8%
Adyen NV, 144A*	1,810	4,759,180
ASML Holding NV	18,576	14,879,739
ING Groep NV	359,970	5,031,559

		24,670,478

Saudi Arabia — 0.8%
Delivery Hero SE, 144A*	38,762	4,303,742

Singapore — 1.6%
DBS Group Holdings Ltd.	349,300	8,462,699

South Africa — 1.2%
Anglo American PLC	148,532	6,075,139

South Korea — 1.3%
Samsung Electronics Co. Ltd.GDR	4,020	6,610,304

Spain — 2.2%
Iberdrola SA	542,812	6,423,337
Industria de Diseno Textil SA	148,010	4,800,072

		11,223,409

Sweden — 4.6%
Assa Abloy AB (Class B Stock)	182,212	5,563,626
Atlas Copco AB (Class A Stock)	103,817	7,174,506
Svenska Handelsbanken AB (Class A Stock)	569,136	6,159,710
Volvo AB (Class B Stock)	220,135	5,094,578

		23,992,420

Switzerland — 7.2%
Holcim Ltd.*	30,712	1,569,648
Lonza Group AG	9,882	8,242,844
Nestle SA	125,641	17,584,114
SGS SA	1,709	5,702,595
Straumann Holding AG	1,884	4,004,861

		37,104,062

Taiwan — 1.6%
Sea Ltd., ADR*	15,583	3,486,073
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	41,640	5,009,708

		8,495,781

United Kingdom — 10.9%
Diageo PLC	196,713	10,744,348

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (cont’d.)
GlaxoSmithKline PLC	346,744	$7,529,502
Legal & General Group PLC	1,057,375	4,249,142
Linde PLC	23,073	8,017,158
London Stock Exchange Group PLC	41,214	3,865,729
Persimmon PLC	150,366	5,809,698
Prudential PLC	308,747	5,320,169
RELX PLC	217,400	7,072,012
Smith & Nephew PLC	207,740	3,631,747

		56,239,505

United States — 3.7%
Ferguson PLC	51,685	9,153,555
Schneider Electric SE	51,423	10,093,081

		19,246,636

TOTAL COMMON STOCKS (cost $351,502,471)		499,292,616

PREFERRED STOCK — 1.0%
Germany
Volkswagen AG (PRFC)	23,951	4,838,372

(cost $6,487,020)
TOTAL LONG-TERM INVESTMENTS (cost $357,989,491)		504,130,988

SHORT-TERM INVESTMENTS — 3.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	11,488,805	11,488,805
PGIM Institutional Money Market Fund (cost $5,697,211; includes $5,697,000 of cash collateral for securities on loan)(b)(wa)	5,701,201	5,697,211

TOTAL SHORT-TERM INVESTMENTS (cost $17,186,016)		17,186,016

TOTAL INVESTMENTS—100.8% (cost $375,175,507)		521,317,004
Liabilities in excess of other assets — (0.8)%		(4,076,008)

NET ASSETS — 100.0%		$517,240,996

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,418,364; cash collateral of $5,697,000 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$ 13,243,635	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Austria	$—	$ 5,249,322	$—
Belgium	—	6,847,290	—
China	—	3,888,102	—
Denmark	—	30,866,129	—
Finland	—	5,317,568	—
France	—	83,713,337	—
Germany	—	34,058,678	—
Hong Kong	—	14,144,961	—
India	3,809,653	—	—
Japan	—	91,729,766	—
Netherlands	—	24,670,478	—
Saudi Arabia	—	4,303,742	—
Singapore	—	8,462,699	—
South Africa	—	6,075,139	—
South Korea	—	6,610,304	—
Spain	—	11,223,409	—
Sweden	—	23,992,420	—
Switzerland	—	37,104,062	—
Taiwan	8,495,781	—	—
United Kingdom	—	56,239,505	—
United States	—	19,246,636	—
Preferred Stock
Germany	—	4,838,372	—
Short-Term Investments
Affiliated Mutual Funds	17,186,016	—	—

Total	$29,491,450	$491,825,554	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Banks	8.0%
Machinery	7.3
Insurance	6.9
Semiconductors & Semiconductor Equipment	5.2
Textiles, Apparel & Luxury Goods	5.1
Pharmaceuticals	5.1
Health Care Equipment & Supplies	4.9
Beverages	4.6
Chemicals	3.9
Metals & Mining	3.8
Professional Services	3.6
Food Products	3.4
Affiliated Mutual Funds (1.1% represents investments purchased with collateral from securities on loan)	3.3
Household Durables	3.2
Electrical Equipment	3.1
Capital Markets	2.8
IT Services	2.7
Oil, Gas & Consumable Fuels	2.6
Electronic Equipment, Instruments & Components	2.3
Building Products	2.2

Electric Utilities	1.9%
Trading Companies & Distributors	1.8
Personal Products	1.8
Life Sciences Tools & Services	1.6
Construction & Engineering	1.4
Technology Hardware, Storage & Peripherals	1.3
Aerospace & Defense	1.0
Automobiles	1.0
Specialty Retail	0.9
Multi-Utilities	0.9
Internet & Direct Marketing Retail	0.8
Interactive Media & Services	0.8
Entertainment	0.7
Biotechnology	0.6
Construction Materials	0.3

100.8
Liabilities in excess of other assets	(0.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$5,418,364	$(5,418,364)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $5,418,364:
Unaffiliated investments (cost $357,989,491)	$504,130,988
Affiliated investments (cost $17,186,016)	17,186,016
Foreign currency, at value (cost $182,560)	183,501
Tax reclaim receivable	1,575,257
Receivable for Portfolio shares sold	313,642
Dividends receivable	167,033
Receivable from affiliate	3,769
Prepaid expenses	3,991

Total Assets	523,564,197

LIABILITIES
Payable to broker for collateral for securities on loan	5,697,000
Payable to affiliate	227,868
Management fee payable	166,645
Payable for Portfolio shares purchased	158,560
Accrued expenses and other liabilities	58,010
Distribution fee payable	14,157
Trustees’ fees payable	510
Affiliated transfer agent fee payable	451

Total Liabilities	6,323,201

NET ASSETS	$517,240,996

Net assets were comprised of:
Partners’ Equity	$517,240,996

Net asset value and redemption price per share, $517,240,996 / 12,734,345 outstanding shares of beneficial interest	$40.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,179,167 foreign withholding tax, of which $86,718 is reimbursable by an affiliate)	$11,991,419
Income from securities lending, net (including affiliated income of $3,819)	44,734
Affiliated dividend income	13,448

Total income	12,049,601

EXPENSES
Management fee	3,523,980
Distribution fee	1,257,162
Custodian and accounting fees	80,719
Audit fee	27,900
Legal fees and expenses	22,429
Trustees’ fees	16,180
Shareholders’ reports	8,235
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,399
Miscellaneous	30,787

Total expenses	4,974,791

NET INVESTMENT INCOME (LOSS)	7,074,810

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,235))	20,004,979
Foreign currency transactions	(40,836)

19,964,143

Net change in unrealized appreciation (depreciation) on:
Investments	25,455,919
Foreign currencies	(89,000)

25,366,919

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	45,331,062

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$52,405,872

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$7,074,810	$3,309,034
Net realized gain (loss) on investment and foreign currency transactions	19,964,143	7,505,054
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	25,366,919	27,545,933

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,405,872	38,360,021

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [999,805 and 6,753,804 shares, respectively]	38,806,112	186,466,543
Portfolio shares purchased [1,440,633 and 7,430,439 shares, respectively]	(55,760,646)	(191,013,463)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(16,954,534)	(4,546,920)

TOTAL INCREASE (DECREASE)	35,451,338	33,813,101
NET ASSETS:
Beginning of year	481,789,658	447,976,557

End of year	$517,240,996	$481,789,658

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.8%

COMMON STOCKS
Automobiles — 7.2%
Tesla, Inc.*	67,871	$71,724,715

Biotechnology — 0.5%
BioNTech SE (Germany), ADR*	18,924	4,878,607

Capital Markets — 2.3%
Goldman Sachs Group, Inc. (The)	25,344	9,695,347
KKR & Co., Inc.	67,830	5,053,335
S&P Global, Inc.	16,944	7,996,382

		22,745,064

Entertainment — 4.9%
Netflix, Inc.*	50,153	30,214,173
ROBLOX Corp. (Class A Stock)*(a)	82,810	8,542,679
Sea Ltd. (Taiwan), ADR*	31,752	7,103,240
Spotify Technology SA*	10,755	2,516,993

		48,377,085

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	25,248	14,333,290

Health Care Equipment & Supplies — 1.2%
Dexcom, Inc.*	12,043	6,466,489
Intuitive Surgical, Inc.*	14,507	5,212,365

		11,678,854

Health Care Providers & Services — 1.1%
UnitedHealth Group, Inc.	21,982	11,038,041

Hotels, Restaurants & Leisure — 3.1%
Airbnb, Inc. (Class A Stock)*	70,893	11,802,976
Chipotle Mexican Grill, Inc.*	6,586	11,513,974
Marriott International, Inc. (Class A Stock)*	47,119	7,785,944

		31,102,894

Interactive Media & Services — 10.9%
Alphabet, Inc. (Class A Stock)*	10,675	30,925,902
Alphabet, Inc. (Class C Stock)*	10,667	30,865,925
Match Group, Inc.*	75,082	9,929,594
Meta Platforms, Inc. (Class A Stock)*	59,688	20,076,059
Snap, Inc. (Class A Stock)*	258,962	12,178,983
ZoomInfo Technologies, Inc.*	65,697	4,217,747

		108,194,210

Internet & Direct Marketing Retail — 7.2%
Amazon.com, Inc.*	17,971	59,921,424
MercadoLibre, Inc. (Argentina)*	8,455	11,400,722

		71,322,146

IT Services — 14.0%
Adyen NV (Netherlands), 144A*	6,580	17,301,327
Block, Inc.*	76,042	12,281,543
Mastercard, Inc. (Class A Stock)	42,835	15,391,472
Okta, Inc.*	22,620	5,070,725
PayPal Holdings, Inc.*	54,376	10,254,226
Shopify, Inc. (Canada) (Class A Stock)*	30,479	41,981,470
Snowflake, Inc. (Class A Stock)*	39,560	13,400,950
Twilio, Inc. (Class A Stock)*	27,061	7,126,244

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
Visa, Inc. (Class A Stock)(a)	75,411	$16,342,318

		139,150,275

Life Sciences Tools & Services — 1.2%
Danaher Corp.	34,907	11,484,752

Multiline Retail — 1.3%
Target Corp.	55,100	12,752,344

Personal Products — 1.9%
Estee Lauder Cos., Inc. (The) (Class A Stock)	52,466	19,422,913

Pharmaceuticals — 1.9%
Eli Lilly & Co.	68,153	18,825,222

Road & Rail — 1.8%
Uber Technologies, Inc.*	433,721	18,185,921

Semiconductors & Semiconductor Equipment — 6.7%
NVIDIA Corp.	188,611	55,472,381
Taiwan Semiconductor Manufacturing
Co. Ltd. (Taiwan), ADR	94,724	11,396,245

		66,868,626

Software — 16.4%
Adobe, Inc.*	51,206	29,036,874
Atlassian Corp. PLC (Class A Stock)*	48,072	18,329,373
Crowdstrike Holdings, Inc. (Class A Stock)*	60,471	12,381,437
HubSpot, Inc.*	7,683	5,064,250
Microsoft Corp.	157,723	53,045,399
salesforce.com, Inc.*	112,021	28,467,897
Trade Desk, Inc. (The) (Class A Stock)*	109,625	10,046,035
Workday, Inc. (Class A Stock)*	23,698	6,473,820

		162,845,085

Specialty Retail — 2.7%
Home Depot, Inc. (The)	34,431	14,289,209
TJX Cos., Inc. (The)	161,404	12,253,792

		26,543,001

Technology Hardware, Storage & Peripherals — 5.8%
Apple, Inc.	327,473	58,149,381

Textiles, Apparel & Luxury Goods — 6.3%
Kering SA (France)	15,256	12,276,095
Lululemon Athletica, Inc.*	27,896	10,919,889
LVMH Moet Hennessy Louis Vuitton SE (France)	24,671	20,404,593
NIKE, Inc. (Class B Stock)	115,349	19,225,218

		62,825,795

TOTAL LONG-TERM INVESTMENTS (cost $361,940,914)		992,448,221

SHORT-TERM INVESTMENTS — 2.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	397,147	397,147

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $21,533,940; includes $21,532,784 of cash collateral for securities on loan)(b)(wa)	21,577,823	$21,562,718

TOTAL SHORT-TERM INVESTMENTS (cost $21,931,087)		21,959,865

TOTAL INVESTMENTS—102.0% (cost $383,872,001)		1,014,408,086
Liabilities in excess of other assets — (2.0)%		(20,134,451)

NET ASSETS — 100.0%		$994,273,635

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $21,401,801; cash collateral of $21,532,784 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Automobiles	$71,724,715	$—	$—
Biotechnology	4,878,607	—	—
Capital Markets	22,745,064	—	—
Entertainment	48,377,085	—	—
Food & Staples Retailing	14,333,290	—	—
Health Care Equipment & Supplies	11,678,854	—	—
Health Care Providers & Services	11,038,041	—	—
Hotels, Restaurants & Leisure	31,102,894	—	—
Interactive Media & Services	108,194,210	—	—
Internet & Direct Marketing Retail	71,322,146	—	—
IT Services	121,848,948	17,301,327	—
Life Sciences Tools & Services	11,484,752	—	—
Multiline Retail	12,752,344	—	—
Personal Products	19,422,913	—	—
Pharmaceuticals	18,825,222	—	—
Road & Rail	18,185,921	—	—
Semiconductors & Semiconductor Equipment	66,868,626	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Software	$162,845,085	$—	$—
Specialty Retail	26,543,001	—	—
Technology Hardware, Storage & Peripherals	58,149,381	—	—
Textiles, Apparel & Luxury Goods	30,145,107	32,680,688	—
Short-Term Investments
Affiliated Mutual Funds	21,959,865	—	—

Total	$964,426,071	$49,982,015	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Software	16.4%
IT Services	14.0
Interactive Media & Services	10.9
Automobiles	7.2
Internet & Direct Marketing Retail	7.2
Semiconductors & Semiconductor Equipment	6.7
Textiles, Apparel & Luxury Goods	6.3
Technology Hardware, Storage & Peripherals	5.8
Entertainment	4.9
Hotels, Restaurants & Leisure	3.1
Specialty Retail	2.7
Capital Markets	2.3
Affiliated Mutual Funds (2.2% represents investments purchased with collateral from securities on loan)	2.2

Personal Products	1.9%
Pharmaceuticals	1.9
Road & Rail	1.8
Food & Staples Retailing	1.4
Multiline Retail	1.3
Health Care Equipment & Supplies	1.2
Life Sciences Tools & Services	1.2
Health Care Providers & Services	1.1
Biotechnology	0.5

102.0
Liabilities in excess of other assets	(2.0)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$21,401,801	$(21,401,801)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $21,401,801:
Unaffiliated investments (cost $361,940,914)	$992,448,221
Affiliated investments (cost $21,931,087)	21,959,865
Receivable for investments sold	2,702,642
Tax reclaim receivable	287,215
Dividends receivable	45,987
Prepaid expenses	9,583

Total Assets	1,017,453,513

LIABILITIES
Payable to broker for collateral for securities on loan	21,532,784
Payable for Portfolio shares purchased	940,397
Management fee payable	302,214
Payable to affiliate	197,309
Accrued expenses and other liabilities	178,444
Distribution fee payable	27,539
Trustees’ fees payable	740
Affiliated transfer agent fee payable	451

Total Liabilities	23,179,878

NET ASSETS	$994,273,635

Net assets were comprised of:
Partners’ Equity	$994,273,635

Net asset value and redemption price per share, $994,273,635 / 13,768,339 outstanding shares of beneficial interest	$72.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $160,836 foreign withholding tax)	$3,937,634
Income from securities lending, net (including affiliated income of $42,826)	44,604
Affiliated dividend income	6,592

Total income	3,988,830

EXPENSES
Management fee	9,306,140
Distribution fee	3,256,634
Custodian and accounting fees	109,286
Trustees’ fees	26,460
Legal fees and expenses	25,973
Audit fee	23,900
Shareholders’ reports	7,866
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,398
Miscellaneous	92,277

Total expenses	12,855,934
Less: Fee waiver and/or expense reimbursement	(94,782)

Net expenses	12,761,152

NET INVESTMENT INCOME (LOSS)	(8,772,322)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $48,029)	221,841,416
In-kind redemption(1)	325,746,244
Foreign currency transactions	(45,167)

547,542,493

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(54,908))	(394,503,206)
Foreign currencies	(1,495)

(394,504,701)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	153,037,792

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$144,265,470

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(8,772,322)	$(6,784,120)
Net realized gain (loss) on investment and foreign currency transactions	547,542,493	195,688,253
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(394,504,701)	369,141,828

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	144,265,470	558,045,961

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,643,298 and 14,707,655 shares, respectively]	115,181,270	668,552,783
Portfolio shares purchased [16,648,282 and 16,915,102 shares, respectively]	(1,060,585,911)	(686,060,606)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(945,404,641)	(17,507,823)

TOTAL INCREASE (DECREASE)	(801,139,171)	540,538,138
NET ASSETS:
Beginning of year	1,795,412,806	1,254,874,668

End of year	$994,273,635	$1,795,412,806

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST LARGE-CAP CORE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.2%

COMMON STOCKS — 96.8%
Aerospace & Defense — 1.1%
Curtiss-Wright Corp.	656	$90,967
General Dynamics Corp.	4,862	1,013,581
HEICO Corp. (Class A Stock)	1,000	128,520
Howmet Aerospace, Inc.	90,226	2,871,894
Lockheed Martin Corp.	2,915	1,036,020
Northrop Grumman Corp.	7,201	2,787,291
Raytheon Technologies Corp.	4,550	391,573

		8,319,846

Automobiles — 1.1%
Rivian Automotive, Inc. (Class A Stock)*(a)	6,576	681,866
Tesla, Inc.*	7,430	7,851,875

		8,533,741

Banks — 4.6%
Amalgamated Financial Corp.	5,200	87,204
Bank of America Corp.	134,276	5,973,939
Bar Harbor Bankshares	3,000	86,790
Citigroup, Inc.	34,191	2,064,794
CNB Financial Corp.	5,300	140,450
JPMorgan Chase & Co.	44,179	6,995,745
QCR Holdings, Inc.	1,600	89,600
Regions Financial Corp.	25,500	555,900
SmartFinancial, Inc.	3,300	90,288
Truist Financial Corp.	116,972	6,848,711
U.S. Bancorp	65,369	3,671,777
Wells Fargo & Co.	162,582	7,800,684

		34,405,882

Beverages — 1.9%
Coca-Cola Co. (The)	108,905	6,448,265
Diageo PLC (United Kingdom)	61,931	3,382,635
PepsiCo, Inc.	7,000	1,215,970
Pernod Ricard SA (France)	12,020	2,893,226

		13,940,096

Biotechnology — 2.3%
AbbVie, Inc.	62,116	8,410,507
Biogen, Inc.*	5,700	1,367,544
Gilead Sciences, Inc.	4,166	302,493
Regeneron Pharmaceuticals, Inc.*	5,216	3,294,008
Vertex Pharmaceuticals, Inc.*	16,416	3,604,954

		16,979,506

Building Products — 1.3%
Carlisle Cos., Inc.	4,200	1,042,104
Carrier Global Corp.	10,929	592,789
Johnson Controls International PLC	47,684	3,877,186
Masco Corp.	36,313	2,549,899
Trane Technologies PLC	6,983	1,410,775
UFP Industries, Inc.	1,473	135,531

		9,608,284

Capital Markets — 3.4%
Ameriprise Financial, Inc.	8,428	2,542,391
Blackstone, Inc.	11,855	1,533,918

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
Charles Schwab Corp. (The)	24,502	$2,060,618
Goldman Sachs Group, Inc. (The)	19,087	7,301,732
Morgan Stanley	30,158	2,960,309
Nasdaq, Inc.	19,441	4,082,804
Northern Trust Corp.	700	83,727
Raymond James Financial, Inc.	1,964	197,186
S&P Global, Inc.	7,487	3,533,340
State Street Corp.	11,400	1,060,200

		25,356,225

Chemicals — 2.8%
CF Industries Holdings, Inc.	28,500	2,017,230
Corteva, Inc.	2,900	137,112
Dow, Inc.	42,893	2,432,891
DuPont de Nemours, Inc.	63,780	5,152,148
Eastman Chemical Co.	13,518	1,634,461
Mosaic Co. (The)	6,074	238,648
PPG Industries, Inc.	30,658	5,286,666
Sherwin-Williams Co. (The)	8,669	3,052,875
Westlake Chemical Corp.	9,064	880,386

		20,832,417

Commercial Services & Supplies — 0.0%
ABM Industries, Inc.	2,000	81,700
Clean Harbors, Inc.*	2,800	279,356

		361,056

Communications Equipment — 0.3%
Cisco Systems, Inc.	9,556	605,564
Motorola Solutions, Inc.	1,200	326,040
Ubiquiti, Inc.	3,795	1,163,926

		2,095,530

Construction & Engineering — 0.0%
EMCOR Group, Inc.	1,514	192,868

Construction Materials — 0.1%
Vulcan Materials Co.	4,012	832,811

Consumer Finance — 0.6%
Ally Financial, Inc.	2,400	114,264
Capital One Financial Corp.	15,051	2,183,750
Discover Financial Services	5,585	645,403
OneMain Holdings, Inc.	30,700	1,536,228
Synchrony Financial	6,650	308,493

		4,788,138

Containers & Packaging — 0.6%
Ball Corp.	20,899	2,011,947
Crown Holdings, Inc.	25,632	2,835,412

		4,847,359

Distributors — 0.5%
Genuine Parts Co.	8,220	1,152,444
LKQ Corp.	42,334	2,541,310

		3,693,754

Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc. (Class B Stock)*	2,430	726,570

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services — 0.8%
AT&T, Inc.	88,246	$2,170,852
Verizon Communications, Inc.	71,021	3,690,251

		5,861,103

Electric Utilities — 1.2%
American Electric Power Co., Inc.	14,843	1,320,582
Entergy Corp.	1,200	135,180
Exelon Corp.	1,900	109,744
NextEra Energy, Inc.	56,538	5,278,387
Xcel Energy, Inc.	32,031	2,168,499

		9,012,392

Electrical Equipment — 1.7%
Acuity Brands, Inc.	1,618	342,563
AMETEK, Inc.	23,098	3,396,330
Atkore, Inc.*	11,708	1,301,813
Eaton Corp. PLC	33,782	5,838,205
Emerson Electric Co.	17,558	1,632,367

		12,511,278

Electronic Equipment, Instruments & Components — 0.7%
CDW Corp.	10,100	2,068,278
TD SYNNEX Corp.	802	91,717
TE Connectivity Ltd.	16,694	2,693,410
Zebra Technologies Corp. (Class A Stock)*	1,000	595,200

		5,448,605

Energy Equipment & Services — 0.1%
Halliburton Co.	33,298	761,525
Schlumberger NV	3,800	113,810

		875,335

Entertainment — 1.2%
Activision Blizzard, Inc.	19,731	1,312,703
Electronic Arts, Inc.	27,215	3,589,659
Netflix, Inc.*	6,480	3,903,811

		8,806,173

Equity Real Estate Investment Trusts (REITs) — 2.6%
American Tower Corp.	16,729	4,893,233
Equinix, Inc.	3,755	3,176,129
Prologis, Inc.	39,509	6,651,735
Public Storage	300	112,368
Rayonier, Inc.	34,947	1,410,461
SBA Communications Corp.	7,000	2,723,140
Weyerhaeuser Co.	7,204	296,661

		19,263,727

Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	6,162	3,498,167
Kroger Co. (The)	56,800	2,570,768
Walgreens Boots Alliance, Inc.	4,200	219,072
Walmart, Inc.	9,490	1,373,108

		7,661,115

Food Products — 0.9%
Archer-Daniels-Midland Co.	5,000	337,950

	Shares	Value
COMMON STOCKS (continued)
Food Products (cont’d.)
Danone SA (France)	24,944	$1,549,848
Kraft Heinz Co. (The)	20,100	721,590
Mondelez International, Inc. (Class A Stock)	26,305	1,744,284
Sanderson Farms, Inc.	1,000	191,080
Tyson Foods, Inc. (Class A Stock)	29,077	2,534,351

		7,079,103

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	8,745	1,230,771
Align Technology, Inc.*	500	328,590
Baxter International, Inc.	6,500	557,960
Becton, Dickinson & Co.	19,127	4,810,058
Boston Scientific Corp.*	89,562	3,804,594
DENTSPLY SIRONA, Inc.	15,248	850,686
Edwards Lifesciences Corp.*	1,100	142,505
Intuitive Surgical, Inc.*	6,468	2,323,952
Medtronic PLC	63,967	6,617,386
Teleflex, Inc.	300	98,544

		20,765,046

Health Care Providers & Services — 1.3%
Anthem, Inc.	4,529	2,099,373
Centene Corp.*	34,380	2,832,912
Cigna Corp.	9,266	2,127,751
CVS Health Corp.	6,900	711,804
HCA Healthcare, Inc.	1,899	487,891
Molina Healthcare, Inc.*	1,300	413,504
UnitedHealth Group, Inc.	2,258	1,133,832

		9,807,067

Hotels, Restaurants & Leisure — 2.7%
Booking Holdings, Inc.*	1,170	2,807,099
Marriott International, Inc. (Class A Stock)*	25,673	4,242,207
McDonald’s Corp.	26,831	7,192,586
Planet Fitness, Inc. (Class A Stock)*	2,300	208,334
Starbucks Corp.	26,360	3,083,329
Yum! Brands, Inc.	17,411	2,417,691

		19,951,246

Household Products — 0.6%
Colgate-Palmolive Co.	27,380	2,336,609
Kimberly-Clark Corp.	13,498	1,929,134

		4,265,743

Independent Power & Renewable Electricity Producers — 0.3%
AES Corp. (The)	92,621	2,250,690

Industrial Conglomerates — 1.0%
Honeywell International, Inc.	35,292	7,358,735

Insurance — 1.7%
Aflac, Inc.	32,800	1,915,192
Arch Capital Group Ltd.*	32,700	1,453,515
Chubb Ltd.	17,236	3,331,891
Markel Corp.*	160	197,440
MetLife, Inc.	37,987	2,373,808
Old Republic International Corp.	6,702	164,735
Progressive Corp. (The)	11,864	1,217,840

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)

Insurance (cont’d.)
Reinsurance Group of America, Inc.	16,200	$1,773,738

		12,428,159

Interactive Media & Services — 6.9%
Alphabet, Inc. (Class A Stock)*	10,713	31,035,989
Alphabet, Inc. (Class C Stock)*	4,969	14,378,249
Meta Platforms, Inc. (Class A Stock)*	16,296	5,481,160
Snap, Inc. (Class A Stock)*	21,313	1,002,350

		51,897,748

Internet & Direct Marketing Retail — 2.9%
Amazon.com, Inc.*	6,078	20,266,118
Duluth Holdings, Inc. (Class B Stock)*(a)	24,500	371,910
eBay, Inc.	7,500	498,750
Liquidity Services, Inc.*	13,400	295,872

		21,432,650

IT Services — 5.5%
Accenture PLC (Class A Stock)	12,033	4,988,280
Affirm Holdings, Inc.*	4,931	495,861
Amdocs Ltd.	36,127	2,703,745
Automatic Data Processing, Inc.	8,814	2,173,356
Cognizant Technology Solutions Corp. (Class A Stock)	12,703	1,127,010
EPAM Systems, Inc.*	568	379,680
Fidelity National Information Services, Inc.	31,113	3,395,984
Fiserv, Inc.*	21,335	2,214,360
FleetCor Technologies, Inc.*	3,803	851,264
Gartner, Inc.*	2,100	702,072
Global Payments, Inc.	5,500	743,490
International Business Machines Corp.	5,100	681,666
Mastercard, Inc. (Class A Stock)	29,507	10,602,455
Shopify, Inc. (Canada) (Class A Stock)*	1,161	1,599,150
Visa, Inc. (Class A Stock)	39,533	8,567,196

		41,225,569

Leisure Products — 0.0%
Smith & Wesson Brands, Inc.	4,600	81,880

Life Sciences Tools & Services — 3.4%
Bio-Rad Laboratories, Inc. (Class A Stock)*	1,900	1,435,583
Danaher Corp.	19,861	6,534,468
ICON PLC (Ireland)*	14,203	4,398,669
Illumina, Inc.*	4,021	1,529,749
IQVIA Holdings, Inc.*	10,152	2,864,285
Maravai LifeSciences Holdings, Inc.
(Class A Stock)*	16,472	690,177
Thermo Fisher Scientific, Inc.	10,062	6,713,769
Waters Corp.*	4,420	1,646,892

		25,813,592

Machinery — 2.0%
Caterpillar, Inc.	3,100	640,894
Cummins, Inc.	5,642	1,230,746
Deere & Co.	16,326	5,598,022
Fortive Corp.	25,259	1,927,009

	Shares	Value

COMMON STOCKS (continued)

Machinery (cont’d.)
Hillenbrand, Inc.	3,223	$167,564
Nordson Corp.	700	178,689
Otis Worldwide Corp.	28,800	2,507,616
Parker-Hannifin Corp.	1,779	565,935
Stanley Black & Decker, Inc.	9,496	1,791,136

		14,607,611

Media — 1.0%
Cable One, Inc.	681	1,200,910
Comcast Corp. (Class A Stock)	127,958	6,440,126
ViacomCBS, Inc. (Class B Stock)	2,800	84,504

		7,725,540

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	5,002	208,733
Nucor Corp.	3,300	376,695
Reliance Steel & Aluminum Co.	975	158,165
Steel Dynamics, Inc.	21,523	1,335,933

		2,079,526

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
TPG RE Finance Trust, Inc.	9,922	122,239

Multiline Retail — 0.9%
Dollar General Corp.	11,763	2,774,068
Target Corp.	18,561	4,295,758

		7,069,826

Multi-Utilities — 0.0%
MDU Resources Group, Inc.	6,975	215,109

Oil, Gas & Consumable Fuels — 2.0%
APA Corp.	24,235	651,679
Cheniere Energy, Inc.	10,700	1,085,194
Chevron Corp.	27,900	3,274,065
ConocoPhillips	56,787	4,098,886
Coterra Energy, Inc.	4,200	79,800
EOG Resources, Inc.	16,300	1,447,929
Exxon Mobil Corp.	66,100	4,044,659

		14,682,212

Personal Products — 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	4,318	1,598,524

Pharmaceuticals — 4.9%
Bristol-Myers Squibb Co.	109,669	6,837,862
Eli Lilly & Co.	23,893	6,599,725
Johnson & Johnson	60,571	10,361,881
Merck & Co., Inc.	62,046	4,755,205
Pfizer, Inc.	85,195	5,030,765
Zoetis, Inc.	12,107	2,954,471

		36,539,909

Professional Services — 0.3%
Korn Ferry	3,200	242,336
Leidos Holdings, Inc.	16,224	1,442,314
ManpowerGroup, Inc.	6,400	622,912

		2,307,562

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)

Real Estate Management & Development — 0.0%
CBRE Group, Inc. (Class A Stock)*	2,100	$227,871

Road & Rail — 1.3%
AMERCO	2,420	1,757,477
Canadian Pacific Railway Ltd. (Canada)(a)	30,793	2,215,248
Norfolk Southern Corp.	15,859	4,721,383
Old Dominion Freight Line, Inc.	2,232	799,904

		9,494,012

Semiconductors & Semiconductor Equipment — 5.8%
Advanced Micro Devices, Inc.*	27,269	3,924,009
Analog Devices, Inc.	42,493	7,468,995
Applied Materials, Inc.	8,745	1,376,113
Broadcom, Inc.	5,382	3,581,237
Intel Corp.	52,623	2,710,085
KLA Corp.	474	203,872
NVIDIA Corp.	22,500	6,617,475
NXP Semiconductors NV (China)	34,440	7,844,743
QUALCOMM, Inc.	25,007	4,573,030
Texas Instruments, Inc.	28,801	5,428,124

		43,727,683

Software — 9.5%
Adobe, Inc.*	13,556	7,687,065
Black Knight, Inc.*	6,100	505,629
Ceridian HCM Holding, Inc.*	7,799	814,684
Dolby Laboratories, Inc. (Class A Stock)	3,800	361,836
Dynatrace, Inc.*	7,000	422,450
Manhattan Associates, Inc.*	812	126,258
Microsoft Corp.	154,482	51,955,386
Oracle Corp.	3,649	318,229
Paycom Software, Inc.*	1,000	415,190
salesforce.com, Inc.*	13,126	3,335,710
SS&C Technologies Holdings, Inc.	29,700	2,434,806
Synopsys, Inc.*	6,971	2,568,814

		70,946,057

Specialty Retail — 2.6%
Asbury Automotive Group, Inc.*	8,800	1,520,024
AutoNation, Inc.*	1,865	217,925
AutoZone, Inc.*	90	188,675
Foot Locker, Inc.	20,800	907,504
Home Depot, Inc. (The)	10,626	4,409,896
Lowe’s Cos., Inc.	10,449	2,700,858
O’Reilly Automotive, Inc.*	2,260	1,596,080
Ross Stores, Inc.	26,663	3,047,048
TJX Cos., Inc. (The)	28,600	2,171,312
Tractor Supply Co.	12,487	2,979,398

		19,738,720

Technology Hardware, Storage & Peripherals — 4.8%
Apple, Inc.	184,250	32,717,272
HP, Inc.	9,779	368,375
Western Digital Corp.*	39,812	2,596,141

		35,681,788

	Shares	Value
COMMON STOCKS (continued)

Textiles, Apparel & Luxury Goods — 1.1%
LVMH Moet Hennessy Louis Vuitton SE (France)	4,306	$3,561,355
NIKE, Inc. (Class B Stock)	28,599	4,766,595
Tapestry, Inc.	4,387	178,112

		8,506,062

Tobacco — 0.1%
Altria Group, Inc.	12,253	580,670

TOTAL COMMON STOCKS
(cost $600,219,743)		725,161,960

EXCHANGE-TRADED FUNDS — 2.4%
iShares Core S&P 500 ETF	17,606	8,397,886
SPDR S&P 500 ETF Trust	20,310	9,646,438

TOTAL EXCHANGE-TRADED FUNDS
(cost $16,647,759)		18,044,324

TOTAL LONG-TERM INVESTMENTS
(cost $616,867,502)		743,206,284

SHORT-TERM INVESTMENTS — 1.0%

AFFILIATED MUTUAL FUNDS — 0.9%
PGIM Core Ultra Short Bond Fund(wa)	5,573,897	5,573,897
PGIM Institutional Money Market Fund (cost $1,275,611; includes $1,275,456 of cash collateral for securities on loan)(b)(wa)	1,276,505	1,275,611

TOTAL AFFILIATED MUTUAL FUNDS
(cost $6,849,508)		6,849,508

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
0.043%	03/17/22	300	299,966

(cost $299,973)
TOTAL SHORT-TERM INVESTMENTS
(cost $7,149,481)			7,149,474

TOTAL INVESTMENTS—100.2%
(cost $624,016,983)			750,355,758
Liabilities in excess of other assets(z) — (0.2)%			(1,194,442)

NET ASSETS — 100.0%			$749,161,316

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,249,348; cash collateral of $1,275,456 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
13	S&P 500 E-Mini Index	Mar. 2022	$3,093,025	$27,661

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$33,000	$299,966

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$8,319,846	$—	$—
Automobiles	8,533,741	—	—
Banks	34,405,882	—	—
Beverages	7,664,235	6,275,861	—
Biotechnology	16,979,506	—	—
Building Products	9,608,284	—	—
Capital Markets	25,356,225	—	—
Chemicals	20,832,417	—	—
Commercial Services & Supplies	361,056	—	—
Communications Equipment	2,095,530	—	—
Construction & Engineering	192,868	—	—
Construction Materials	832,811	—	—
Consumer Finance	4,788,138	—	—
Containers & Packaging	4,847,359	—	—
Distributors	3,693,754	—	—
Diversified Financial Services	726,570	—	—
Diversified Telecommunication Services	5,861,103	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Electric Utilities	$9,012,392	$—	$—
Electrical Equipment	12,511,278	—	—
Electronic Equipment, Instruments & Components	5,448,605	—	—
Energy Equipment & Services	875,335	—	—
Entertainment	8,806,173	—	—
Equity Real Estate Investment Trusts (REITs)	19,263,727	—	—
Food & Staples Retailing	7,661,115	—	—
Food Products	5,529,255	1,549,848	—
Health Care Equipment & Supplies	20,765,046	—	—
Health Care Providers & Services	9,807,067	—	—
Hotels, Restaurants & Leisure	19,951,246	—	—
Household Products	4,265,743	—	—
Independent Power & Renewable Electricity Producers	2,250,690	—	—
Industrial Conglomerates	7,358,735	—	—
Insurance	12,428,159	—	—
Interactive Media & Services	51,897,748	—	—
Internet & Direct Marketing Retail	21,432,650	—	—
IT Services	41,225,569	—	—
Leisure Products	81,880	—	—
Life Sciences Tools & Services	25,813,592	—	—
Machinery	14,607,611	—	—
Media	7,725,540	—	—
Metals & Mining	2,079,526	—	—
Mortgage Real Estate Investment Trusts (REITs)	122,239	—	—
Multiline Retail	7,069,826	—	—
Multi-Utilities	215,109	—	—
Oil, Gas & Consumable Fuels	14,682,212	—	—
Personal Products	1,598,524	—	—
Pharmaceuticals	36,539,909	—	—
Professional Services	2,307,562	—	—
Real Estate Management & Development	227,871	—	—
Road & Rail	9,494,012	—	—
Semiconductors & Semiconductor Equipment	43,727,683	—	—
Software	70,946,057	—	—
Specialty Retail	19,738,720	—	—
Technology Hardware, Storage & Peripherals	35,681,788	—	—
Textiles, Apparel & Luxury Goods	4,944,707	3,561,355	—
Tobacco	580,670	—	—
Exchange-Traded Funds	18,044,324	—	—
Short-Term Investments
Affiliated Mutual Funds	6,849,508	—	—
U.S. Treasury Obligation	—	299,966	—

Total	$738,668,728	$11,687,030	$—

Other Financial Instruments*
Assets
Futures Contracts	$27,661	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Software	9.5%
Interactive Media & Services	6.9
Semiconductors & Semiconductor Equipment	5.8
IT Services	5.5
Pharmaceuticals	4.9
Technology Hardware, Storage & Peripherals	4.8
Banks	4.6
Life Sciences Tools & Services	3.4
Capital Markets	3.4
Internet & Direct Marketing Retail	2.9
Chemicals	2.8
Health Care Equipment & Supplies	2.8
Hotels, Restaurants & Leisure	2.7
Specialty Retail	2.6
Equity Real Estate Investment Trusts (REITs)	2.6
Exchange-Traded Funds	2.4
Biotechnology	2.3
Oil, Gas & Consumable Fuels	2.0
Machinery	2.0
Beverages	1.9
Electrical Equipment	1.7
Insurance	1.7
Health Care Providers & Services	1.3
Building Products	1.3
Road & Rail	1.3
Electric Utilities	1.2
Entertainment	1.2
Automobiles	1.1
Textiles, Apparel & Luxury Goods	1.1
Aerospace & Defense	1.1
Media	1.0
Food & Staples Retailing	1.0
Industrial Conglomerates	1.0

Food Products	0.9%
Multiline Retail	0.9
Affiliated Mutual Funds (0.2% represents investments purchased with collateral from securities on loan)	0.9
Diversified Telecommunication Services	0.8
Electronic Equipment, Instruments & Components	0.7
Containers & Packaging	0.6
Consumer Finance	0.6
Household Products	0.6
Distributors	0.5
Professional Services	0.3
Independent Power & Renewable Electricity Producers	0.3
Communications Equipment	0.3
Metals & Mining	0.3
Personal Products	0.2
Energy Equipment & Services	0.1
Construction Materials	0.1
Diversified Financial Services	0.1
Tobacco	0.1
U.S. Treasury Obligation	0.1
Commercial Services & Supplies	0.0	*
Real Estate Management & Development	0.0	*
Multi-Utilities	0.0	*
Construction & Engineering	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Leisure Products	0.0	*

	100.2
Liabilities in excess of other assets	(0.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$27,661	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$4,172,764

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(1,071,140)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$14,145,791

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,249,348	$(1,249,348)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $1,249,348:
Unaffiliated investments (cost $617,167,475)	$743,506,250
Affiliated investments (cost $6,849,508)	6,849,508
Dividends receivable	387,337
Receivable for investments sold	178,533
Tax reclaim receivable	146,171
Receivable for Portfolio shares sold	80,116
Deposit with broker for centrally cleared/exchange-traded derivatives	33,000
Prepaid expenses	3,478

Total Assets	751,184,393

LIABILITIES
Payable to broker for collateral for securities on loan	1,275,456
Payable for investments purchased	241,374
Payable for Portfolio shares purchased	130,651
Management fee payable	130,356
Accrued expenses and other liabilities	111,031
Payable to affiliate	103,617
Distribution fee payable	20,605
Due to broker-variation margin futures	8,938
Trustees’ fees payable	590
Affiliated transfer agent fee payable	451
Payable to custodian	8

Total Liabilities	2,023,077

NET ASSETS	$749,161,316

Net assets were comprised of:
Partners’ Equity	$749,161,316

Net asset value and redemption price per share, $749,161,316 / 24,387,668 outstanding shares of beneficial interest	$30.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $142,597 foreign withholding tax)	$26,346,700
Affiliated dividend income	26,336
Income from securities lending, net (including affiliated income of $12,218)	18,698
Interest income	12,706

Total income	26,404,440

EXPENSES
Management fee	10,399,800
Distribution fee	4,635,656
Custodian and accounting fees	197,245
Audit fee	60,600
Trustees’ fees	35,140
Legal fees and expenses	30,010
Shareholders’ reports	10,758
Transfer agent’s fees and expenses (including affiliated expense of $3,040)	7,399
Miscellaneous	72,256

Total expenses	15,448,864
Less: Fee waiver and/or expense reimbursement	(554,698)

Net expenses	14,894,166

NET INVESTMENT INCOME (LOSS)	11,510,274

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(12,542))	267,888,488
In-kind redemption(1)	888,008,210
Futures transactions	4,172,764
Foreign currency transactions	(4,071)

1,160,065,391

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,533)	(611,262,802)
Futures	(1,071,140)
Foreign currencies	47

(612,333,895)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	547,731,496

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$559,241,770

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$11,510,274	$25,778,984
Net realized gain (loss) on investment and foreign currency transactions	1,160,065,391	74,910,500
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(612,333,895)	360,295,267

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	559,241,770	460,984,751

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [217,720 and 102,338,201 shares, respectively]	5,957,168	1,915,683,068
Portfolio shares issued in merger [15,825,235 and 1,234,206 shares, respectively]	460,989,107	26,720,555
Portfolio shares purchased [141,855,616 and 51,086,933 shares, respectively]	(3,886,614,864)	(906,612,843)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(3,419,668,589)	1,035,790,780

TOTAL INCREASE (DECREASE)	(2,860,426,819)	1,496,775,531
NET ASSETS:
Beginning of year	3,609,588,135	2,112,812,604

End of year	$749,161,316	$3,609,588,135

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 97.9%

COMMON STOCKS
Aerospace & Defense — 4.4%
Boeing Co. (The)*	359,223	$72,318,774

Air Freight & Logistics — 2.1%
Expeditors International of Washington, Inc.	258,495	34,713,294

Beverages — 3.0%
Monster Beverage Corp.*	507,737	48,763,061

Biotechnology — 5.2%
Regeneron Pharmaceuticals, Inc.*	67,059	42,349,100
Vertex Pharmaceuticals, Inc.*	193,178	42,421,889

		84,770,989

Capital Markets — 2.9%
FactSet Research Systems, Inc.	55,245	26,849,622
SEI Investments Co.	326,801	19,915,253

		46,764,875

Communications Equipment — 1.9%
Cisco Systems, Inc.	480,651	30,458,854

Energy Equipment & Services — 1.4%
Schlumberger NV	767,408	22,983,870

Entertainment — 3.5%
Walt Disney Co. (The)*	373,854	57,906,246

Health Care Equipment & Supplies — 1.5%
Intuitive Surgical, Inc.*	68,750	24,701,875

Hotels, Restaurants & Leisure — 4.1%
Starbucks Corp.	322,191	37,686,681
Yum China Holdings, Inc. (China)	174,533	8,698,725
Yum! Brands, Inc.	152,262	21,143,101

		67,528,507

Household Products — 1.2%
Colgate-Palmolive Co.	226,659	19,343,079

Interactive Media & Services — 14.0%
Alphabet, Inc. (Class A Stock)*	22,471	65,099,386
Alphabet, Inc. (Class C Stock)*	22,525	65,178,115
Meta Platforms, Inc. (Class A Stock)*	292,129	98,257,589

		228,535,090

Internet & Direct Marketing Retail — 7.7%
Alibaba Group Holding Ltd. (China), ADR*(a)	199,900	23,746,121
Amazon.com, Inc.*	30,898	103,024,437

		126,770,558

IT Services — 6.1%
Automatic Data Processing, Inc.	51,963	12,813,037
Visa, Inc. (Class A Stock)(a)	398,526	86,364,569

		99,177,606

Life Sciences Tools & Services — 2.3%
Illumina, Inc.*	98,850	37,606,494

Machinery — 2.6%
Deere & Co.	124,240	42,600,654

	Shares	Value

COMMON STOCKS (continued)

Pharmaceuticals — 6.2%
Novartis AG (Switzerland), ADR(a)	491,860	$43,022,994
Novo Nordisk A/S (Denmark), ADR(a)	146,182	16,372,384
Roche Holding AG (Switzerland), ADR	812,843	42,015,855

		101,411,233

Semiconductors & Semiconductor Equipment — 9.4%
NVIDIA Corp.	393,085	115,610,230
QUALCOMM, Inc.	209,414	38,295,538

		153,905,768

Software — 18.4%
Autodesk, Inc.*	230,169	64,721,221
Microsoft Corp.	245,228	82,475,081
Oracle Corp.	782,185	68,214,354
salesforce.com, Inc.*	241,172	61,289,040
Workday, Inc. (Class A Stock)*	86,128	23,528,447

		300,228,143

TOTAL LONG-TERM INVESTMENTS
(cost $873,603,239)		1,600,488,970

SHORT-TERM INVESTMENTS — 8.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	27,012,897	27,012,897
PGIM Institutional Money Market Fund (cost $110,470,446; includes $110,465,571 of cash collateral for securities on loan)(b)(wa)	110,543,483	110,466,102

TOTAL SHORT-TERM INVESTMENTS
(cost $137,483,343)		137,478,999

TOTAL INVESTMENTS—106.3%
(cost $1,011,086,582)		1,737,967,969
Liabilities in excess of other assets — (6.3)%		(103,504,418)

NET ASSETS — 100.0%		$1,634,463,551

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $107,125,118; cash collateral of $110,465,571 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$72,318,774	$—	$—
Air Freight & Logistics	34,713,294	—	—
Beverages	48,763,061	—	—
Biotechnology	84,770,989	—	—
Capital Markets	46,764,875	—	—
Communications Equipment	30,458,854	—	—
Energy Equipment & Services	22,983,870	—	—
Entertainment	57,906,246	—	—
Health Care Equipment & Supplies	24,701,875	—	—
Hotels, Restaurants & Leisure	67,528,507	—	—
Household Products	19,343,079	—	—
Interactive Media & Services	228,535,090	—	—
Internet & Direct Marketing Retail	126,770,558	—	—
IT Services	99,177,606	—	—
Life Sciences Tools & Services	37,606,494	—	—
Machinery	42,600,654	—	—
Pharmaceuticals	101,411,233	—	—
Semiconductors & Semiconductor Equipment	153,905,768	—	—
Software	300,228,143	—	—
Short-Term Investments
Affiliated Mutual Funds	137,478,999	—	—

Total	$1,737,967,969	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Software	18.4%
Interactive Media & Services	14.0
Semiconductors & Semiconductor Equipment	9.4
Affiliated Mutual Funds (6.8% represents investments purchased with collateral from securities on loan)	8.4
Internet & Direct Marketing Retail	7.7
Pharmaceuticals	6.2
IT Services	6.1
Biotechnology	5.2
Aerospace & Defense	4.4
Hotels, Restaurants & Leisure	4.1
Entertainment	3.5
Beverages	3.0

Capital Markets	2.9%
Machinery	2.6
Life Sciences Tools & Services	2.3
Air Freight & Logistics	2.1
Communications Equipment	1.9
Health Care Equipment & Supplies	1.5
Energy Equipment & Services	1.4
Household Products	1.2

106.3
Liabilities in excess of other assets	(6.3)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$107,125,118	$(107,125,118)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $107,125,118:
Unaffiliated investments (cost $873,603,239)	$1,600,488,970
Affiliated investments (cost $137,483,343)	137,478,999
Receivable for investments sold	8,014,180
Tax reclaim receivable	3,840,582
Dividends receivable	415,298
Receivable for Portfolio shares sold	12,650
Prepaid expenses and other assets	263,375

Total Assets	1,750,514,054

LIABILITIES
Payable to broker for collateral for securities on loan	110,465,571
Payable for Portfolio shares purchased	4,387,544
Payable to affiliate	662,061
Management fee payable	417,879
Accrued expenses and other liabilities	70,679
Distribution fee payable	45,358
Trustees’ fees payable	960
Affiliated transfer agent fee payable	451

Total Liabilities	116,050,503

NET ASSETS	$1,634,463,551

Net assets were comprised of:
Partners’ Equity	$1,634,463,551

Net asset value and redemption price per share, $1,634,463,551 / 16,427,752 outstanding shares of beneficial interest	$99.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,094,986 foreign withholding tax, of which $172,992 is reimbursable by an affiliate)	$14,163,215
Income from securities lending, net (including affiliated income of $62,243)	62,359
Affiliated dividend income	23,728

Total income	14,249,302

EXPENSES
Management fee	15,073,141
Distribution fee	5,308,947
Custodian and accounting fees	132,511
Trustees’ fees	36,869
Legal fees and expenses	29,608
Audit fee	28,600
Shareholders’ reports	7,674
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,399
Miscellaneous	54,604

Total expenses	20,679,353
Less: Fee waiver and/or expense reimbursement	(1,347,867)

Net expenses	19,331,486

NET INVESTMENT INCOME (LOSS)	(5,082,184)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(40,568))	302,080,399
In-kind redemption(1)	590,118,295

892,198,694

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $12,356)	(501,438,131)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	390,760,563

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$385,678,379

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(5,082,184)	$(1,589,773)
Net realized gain (loss) on investment transactions	892,198,694	642,180,953
Net change in unrealized appreciation (depreciation) on investments	(501,438,131)	11,173,619

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	385,678,379	651,764,799

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [353,237 and 10,160,675 shares, respectively]	31,806,777	652,134,307
Portfolio shares purchased [17,012,390 and 22,457,888 shares, respectively]	(1,564,300,691)	(1,421,487,365)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,532,493,914)	(769,353,058)

TOTAL INCREASE (DECREASE)	(1,146,815,535)	(117,588,259)
NET ASSETS:
Beginning of year	2,781,279,086	2,898,867,345

End of year	$1,634,463,551	$2,781,279,086

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 99.2%
COMMON STOCKS — 99.2%
Austria — 0.3%
Erste Group Bank AG	57,199	$2,689,984

Canada — 3.7%
Canadian National Railway Co.	112,109	13,773,712
Canadian Pacific Railway Ltd.	216,017	15,540,263

		29,313,975

Denmark — 0.5%
Carlsberg A/S (Class B Stock)	23,147	4,000,948

France — 8.5%
Air Liquide SA	39,041	6,810,079
Danone SA	190,111	11,812,183
EssilorLuxottica SA	15,939	3,393,942
Hermes International	1,756	3,066,960
Legrand SA	88,591	10,374,829
LVMH Moet Hennessy Louis Vuitton SE	23,509	19,443,540
Pernod Ricard SA	50,326	12,113,518

		67,015,051

Germany — 3.9%
Bayer AG	133,738	7,158,145
Brenntag SE	42,658	3,859,386
Deutsche Boerse AG	20,792	3,476,573
Merck KGaA	49,938	12,893,893
MTU Aero Engines AG	15,285	3,117,667

		30,505,664

Israel — 0.9%
Check Point Software Technologies Ltd.*	61,574	7,177,065

Japan — 2.1%
Hoya Corp.	30,700	4,554,181
Kubota Corp.	409,800	9,110,250
Olympus Corp.	136,100	3,138,469

		16,802,900

Mexico — 0.2%
Grupo Financiero Banorte SAB de CV (Class O Stock)	207,267	1,348,038

Netherlands — 2.7%
Akzo Nobel NV	74,364	8,162,062
Heineken NV	105,687	11,881,974
Wolters Kluwer NV	11,629	1,369,584

		21,413,620

South Korea — 0.8%
Samsung Electronics Co. Ltd.	101,153	6,649,335

Spain — 0.8%
Aena SME SA, 144A*	42,023	6,627,369

Sweden — 1.6%
Essity AB (Class B Stock)	390,725	12,756,883

Switzerland — 8.6%
Adecco Group AG	46,203	2,354,605
Cie Financiere Richemont SA (Class A Stock)	76,258	11,420,646

	Shares	Value
COMMON STOCKS (continued)
Switzerland (cont’d.)
Julius Baer Group Ltd.	48,633	$3,246,101
Nestle SA	143,689	20,110,026
Roche Holding AG	50,407	20,949,531
Sonova Holding AG	6,780	2,652,092
UBS Group AG	409,936	7,342,980

		68,075,981

United Kingdom — 9.5%
Burberry Group PLC	182,298	4,473,858
Compass Group PLC*	237,723	5,298,888
Diageo PLC	355,247	19,403,381
Linde PLC (NYSE)	12,093	4,189,378
Linde PLC (AQUIS)	45,261	15,726,805
Reckitt Benckiser Group PLC	128,215	11,013,707
Rolls-Royce Holdings PLC*	3,267,792	5,435,815
Whitbread PLC*	78,649	3,182,459
WPP PLC	420,792	6,365,857

		75,090,148

United States — 55.1%
3M Co.	55,722	9,897,899
Abbott Laboratories	93,040	13,094,449
Accenture PLC (Class A Stock)	58,776	24,365,591
American Express Co.	56,991	9,323,728
Amphenol Corp. (Class A Stock)	60,597	5,299,814
Aon PLC (Class A Stock)	33,896	10,187,782
Aptiv PLC*	26,221	4,325,154
Boston Scientific Corp.*	249,263	10,588,692
Carrier Global Corp.	39,939	2,166,291
Charles Schwab Corp. (The)	151,249	12,720,041
Cisco Systems, Inc.	56,429	3,575,906
Cognizant Technology Solutions Corp. (Class A Stock)	104,565	9,277,007
Colgate-Palmolive Co.	82,608	7,049,767
Comcast Corp. (Class A Stock)	430,118	21,647,839
Cooper Cos., Inc. (The)	18,025	7,551,393
eBay, Inc.	110,236	7,330,694
Equifax, Inc.	39,658	11,611,466
Fidelity National Information Services, Inc.	94,270	10,289,570
Fiserv, Inc.*	103,392	10,731,056
Goldman Sachs Group, Inc. (The)	32,317	12,362,868
Honeywell International, Inc.	76,447	15,939,964
International Flavors & Fragrances, Inc.	29,566	4,454,118
Liberty Broadband Corp. (Class C Stock)*	73,064	11,770,610
Marriott International, Inc. (Class A Stock)*	29,435	4,863,839
Medtronic PLC	180,769	18,700,553
Microchip Technology, Inc.	49,889	4,343,336
Omnicom Group, Inc.(a)	23,692	1,735,913
Oracle Corp.	145,432	12,683,125
Otis Worldwide Corp.	49,552	4,314,493
PayPal Holdings, Inc.*	34,214	6,452,076
PPG Industries, Inc.	51,356	8,855,829
Schneider Electric SE	131,564	25,822,805
Stryker Corp.	50,271	13,443,471
Thermo Fisher Scientific, Inc.	41,759	27,863,275
Union Pacific Corp.	28,652	7,218,298

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
United Parcel Service, Inc. (Class B Stock)	40,388	$8,656,764
Visa, Inc. (Class A Stock)(a)	102,172	22,141,694
Walt Disney Co. (The)*	84,257	13,050,567
Waters Corp.*	19,035	7,092,441
Willis Towers Watson PLC	37,594	8,928,199
Zimmer Biomet Holdings, Inc.	45,071	5,725,820

		437,454,197

TOTAL COMMON STOCKS (cost $494,205,914)		786,921,158

	Units
WARRANTS* — 0.0%

Switzerland
Cie Financiere Richemont SA, expiring 11/22/23	180,680	198,288

(cost $0)
TOTAL LONG-TERM INVESTMENTS (cost $494,205,914)		787,119,446

	Shares
SHORT-TERM INVESTMENTS — 3.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	4,986,154	4,986,154
PGIM Institutional Money Market Fund (cost $21,312,659; includes $21,310,996 of cash collateral for securities on loan)(b)(wa)	21,327,588	21,312,659

TOTAL SHORT-TERM INVESTMENTS (cost $26,298,813)		26,298,813

TOTAL INVESTMENTS—102.5% (cost $520,504,727)		813,418,259
Liabilities in excess of other assets — (2.5)%		(19,932,971)

NET ASSETS — 100.0%		$793,485,288

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $20,817,658; cash collateral of $21,310,996 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Austria	$—	$2,689,984	$—
Canada	29,313,975	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Denmark	$—	$4,000,948	$—
France	—	67,015,051	—
Germany	—	30,505,664	—
Israel	7,177,065	—	—
Japan	—	16,802,900	—
Mexico	1,348,038	—	—
Netherlands	—	21,413,620	—
South Korea	—	6,649,335	—
Spain	—	6,627,369	—
Sweden	—	12,756,883	—
Switzerland	—	68,075,981	—
United Kingdom	4,189,378	70,900,770	—
United States	411,631,392	25,822,805	—
Warrants
Switzerland	198,288	—	—
Short-Term Investments
Affiliated Mutual Funds	26,298,813	—	—

Total	$480,156,949	$333,261,310	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

IT Services	10.6%
Health Care Equipment & Supplies	10.0
Chemicals	6.1
Beverages	5.9
Textiles, Apparel & Luxury Goods	5.4
Media	5.2
Pharmaceuticals	5.2
Capital Markets	5.0
Road & Rail	4.6
Electrical Equipment	4.6
Life Sciences Tools & Services	4.4
Food Products	4.0
Household Products	3.9
Affiliated Mutual Funds (2.7% represents investments purchased with collateral from securities on loan)	3.3
Industrial Conglomerates	3.2
Software	2.5
Insurance	2.4
Professional Services	2.0
Hotels, Restaurants & Leisure	1.7

Machinery	1.6%
Entertainment	1.6
Consumer Finance	1.2
Air Freight & Logistics	1.1
Aerospace & Defense	1.1
Internet & Direct Marketing Retail	0.9
Technology Hardware, Storage & Peripherals	0.8
Transportation Infrastructure	0.8
Electronic Equipment, Instruments & Components	0.7
Semiconductors & Semiconductor Equipment	0.5
Auto Components	0.5
Banks	0.5
Trading Companies & Distributors	0.5
Communications Equipment	0.4
Building Products	0.3

102.5
Liabilities in excess of other assets	(2.5)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$20,817,658	$(20,817,658)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $20,817,658:
Unaffiliated investments (cost $494,205,914)	$787,119,446
Affiliated investments (cost $26,298,813)	26,298,813
Tax reclaim receivable	2,230,619
Dividends receivable	399,070
Receivable for Portfolio shares sold	47,021
Receivable from affiliate	3,976
Prepaid expenses	6,236

Total Assets	816,105,181

LIABILITIES
Payable to broker for collateral for securities on loan	21,310,996
Payable to affiliate	723,439
Management fee payable	312,522
Payable for Portfolio shares purchased	146,426
Accrued expenses and other liabilities	103,722
Distribution fee payable	21,737
Trustees’ fees payable	600
Affiliated transfer agent fee payable	451

Total Liabilities	22,619,893

NET ASSETS	$793,485,288

Net assets were comprised of:
Partners’ Equity	$793,485,288

Net asset value and redemption price per share, $793,485,288 / 24,655,260 outstanding shares of beneficial interest	$32.18

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $832,343 foreign withholding tax, of which $10,855 is reimbursable by an affiliate)	$10,627,118
Income from securities lending, net (including affiliated income of $16,179)	33,471
Affiliated dividend income	6,889

Total income	10,667,478

EXPENSES
Management fee	6,394,334
Distribution fee	1,943,718
Custodian and accounting fees	88,117
Audit fee	30,001
Legal fees and expenses	23,477
Trustees’ fees	19,400
Shareholders’ reports	8,282
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,400
Miscellaneous	31,624

Total expenses	8,546,353
Less: Fee waiver and/or expense reimbursement	(52,092)

Net expenses	8,494,261

NET INVESTMENT INCOME (LOSS)	2,173,217

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(10,854))	60,215,538

Foreign currency transactions	8,677

60,224,215

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $993)	58,155,438
Foreign currencies	(89,223)

58,066,215

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	118,290,430

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$120,463,647

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$2,173,217	$3,340,824
Net realized gain (loss) on investment and foreign currency transactions	60,224,215	33,486,179
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	58,066,215	33,387,971

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	120,463,647	70,214,974

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [975,548 and 11,240,301 shares, respectively]	29,223,865	230,154,325
Portfolio shares purchased [3,520,014 and 14,076,204 shares, respectively]	(105,326,584)	(275,781,435)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(76,102,719)	(45,627,110)

TOTAL INCREASE (DECREASE)	44,360,928	24,587,864
NET ASSETS:
Beginning of year	749,124,360	724,536,496

End of year	$793,485,288	$749,124,360

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS
Biotechnology — 0.7%
Alnylam Pharmaceuticals, Inc.*	12,755	$2,162,993
Vertex Pharmaceuticals, Inc.*	26,356	5,787,777

		7,950,770

Building Products — 0.6%
Johnson Controls International PLC	84,087	6,837,114

Capital Markets — 3.4%
Charles Schwab Corp. (The)	161,108	13,549,183
CME Group, Inc.	18,243	4,167,796
MSCI, Inc.	34,861	21,358,986

		39,075,965

Chemicals — 1.9%
Air Products & Chemicals, Inc.	7,356	2,238,136
Sherwin-Williams Co. (The)	57,368	20,202,715

		22,440,851

Construction Materials — 1.5%
Vulcan Materials Co.	82,688	17,164,375

Electrical Equipment — 0.9%
AMETEK, Inc.	70,709	10,397,051

Entertainment — 3.7%
Activision Blizzard, Inc.	55,576	3,697,471
Electronic Arts, Inc.	59,477	7,845,016
Netflix, Inc.*	28,381	17,097,850
ROBLOX Corp. (Class A Stock)*	40,940	4,223,370
Sea Ltd. (Taiwan), ADR*	33,201	7,427,396
Take-Two Interactive Software, Inc.*	15,362	2,730,135

		43,021,238

Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.	24,972	7,304,310
Equinix, Inc.	6,707	5,673,049

		12,977,359
Health Care Equipment & Supplies — 4.3%
Abbott Laboratories	133,746	18,823,412
Becton, Dickinson & Co.	12,191	3,065,793
Boston Scientific Corp.*	306,573	13,023,221
Edwards Lifesciences Corp.*	79,887	10,349,361
STERIS PLC	17,343	4,221,459

		49,483,246

Hotels, Restaurants & Leisure — 1.7%
Airbnb, Inc. (Class A Stock)*	1,575	262,222
Chipotle Mexican Grill, Inc.*	3,661	6,400,343
Hilton Worldwide Holdings, Inc.*	39,205	6,115,588
MGM Resorts International	60,979	2,736,737
Starbucks Corp.	30,977	3,623,380

		19,138,270

Household Products — 0.9%
Colgate-Palmolive Co.	121,297	10,351,486

Industrial Conglomerates — 0.6%
Roper Technologies, Inc.	12,915	6,352,372

	Shares	Value
COMMON STOCKS (continued)
Insurance — 0.6%
Aon PLC (Class A Stock)	24,274	$7,295,793

Interactive Media & Services — 11.0%
Alphabet, Inc. (Class A Stock)*	22,120	64,082,525
Alphabet, Inc. (Class C Stock)*	6,790	19,647,476
Bumble, Inc. (Class A Stock)*	36,930	1,250,450
Match Group, Inc.*	72,637	9,606,243
Meta Platforms, Inc. (Class A Stock)*	98,047	32,978,108

		127,564,802

Internet & Direct Marketing Retail — 7.0%
Amazon.com, Inc.*	24,291	80,994,453

IT Services — 7.6%
Block, Inc.*	47,192	7,621,980
Mastercard, Inc. (Class A Stock)	89,223	32,059,608
PayPal Holdings, Inc.*	93,767	17,682,581
Shopify, Inc. (Canada) (Class A Stock)*	3,707	5,105,985
Visa, Inc. (Class A Stock)(a)	117,268	25,413,148

		87,883,302

Life Sciences Tools & Services — 5.7%
Danaher Corp.	83,634	27,516,423
ICON PLC (Ireland)*	43,196	13,377,801
Thermo Fisher Scientific, Inc.	37,013	24,696,554

		65,590,778

Media — 1.1%
Charter Communications, Inc. (Class A Stock)*	19,063	12,428,504

Multiline Retail — 0.3%
Dollar General Corp.	17,107	4,034,344

Personal Products — 1.6%
Estee Lauder Cos., Inc. (The) (Class A Stock)	51,018	18,886,864

Pharmaceuticals — 1.5%
Zoetis, Inc.	68,959	16,828,065

Professional Services — 4.5%
Clarivate PLC*	253,235	5,956,087
CoStar Group, Inc.*	98,722	7,802,000
Equifax, Inc.	34,545	10,114,431
TransUnion	93,149	11,045,608
Verisk Analytics, Inc.	74,293	16,993,038

		51,911,164

Road & Rail — 0.8%
Canadian Pacific Railway Ltd. (Canada)(a)	59,694	4,294,386
Uber Technologies, Inc.*	113,352	4,752,850

		9,047,236

Semiconductors & Semiconductor Equipment — 6.8%
Applied Materials, Inc.	58,021	9,130,185
ASML Holding NV (Netherlands)	15,474	12,319,470
Lam Research Corp.	25,622	18,426,061
NVIDIA Corp.	132,653	39,014,574

		78,890,290

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Software — 23.7%
Adobe, Inc.*	77,638	$44,025,404
Atlassian Corp. PLC (Class A Stock)*	16,293	6,212,358
Autodesk, Inc.*	47,792	13,438,633
Black Knight, Inc.*	33,297	2,759,988
Cadence Design Systems, Inc.*	49,872	9,293,647
Intuit, Inc.	50,490	32,476,178
Microsoft Corp.	385,029	129,492,953
salesforce.com, Inc.*	58,024	14,745,639
ServiceNow, Inc.*	21,922	14,229,790
Synopsys, Inc.*	19,440	7,163,640

		273,838,230

Specialty Retail — 0.3%
Ross Stores, Inc.	33,053	3,777,297

Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.	285,524	50,700,497

Textiles, Apparel & Luxury Goods — 1.3%
Lululemon Athletica, Inc.*	11,403	4,463,704
NIKE, Inc. (Class B Stock)	62,860	10,476,876

		14,940,580

TOTAL LONG-TERM INVESTMENTS (cost $788,691,958)		1,149,802,296

SHORT-TERM INVESTMENTS — 2.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	7,457,942	7,457,942
PGIM Institutional Money Market Fund (cost $19,565,987; includes $19,564,617 of cash collateral for securities on loan)(b)(wa)	19,578,841	19,565,136

TOTAL SHORT-TERM INVESTMENTS (cost $27,023,929)		27,023,078

TOTAL INVESTMENTS—101.8% (cost $815,715,887)		1,176,825,374

Liabilities in excess of other assets — (1.8)%		(21,036,789)

NET ASSETS — 100.0%		$1,155,788,585

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $19,062,396; cash collateral of $19,564,617 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Biotechnology	$7,950,770	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Building Products	$6,837,114	$—	$—
Capital Markets	39,075,965	—	—
Chemicals	22,440,851	—	—
Construction Materials	17,164,375	—	—
Electrical Equipment	10,397,051	—	—
Entertainment	43,021,238	—	—
Equity Real Estate Investment Trusts (REITs)	12,977,359	—	—
Health Care Equipment & Supplies	49,483,246	—	—
Hotels, Restaurants & Leisure	19,138,270	—	—
Household Products	10,351,486	—	—
Industrial Conglomerates	6,352,372	—	—
Insurance	7,295,793	—	—
Interactive Media & Services	127,564,802	—	—
Internet & Direct Marketing Retail	80,994,453	—	—
IT Services	87,883,302	—	—
Life Sciences Tools & Services	65,590,778	—	—
Media	12,428,504	—	—
Multiline Retail	4,034,344	—	—
Personal Products	18,886,864	—	—
Pharmaceuticals	16,828,065	—	—
Professional Services	51,911,164	—	—
Road & Rail	9,047,236	—	—
Semiconductors & Semiconductor Equipment	78,890,290	—	—
Software	273,838,230	—	—
Specialty Retail	3,777,297	—	—
Technology Hardware, Storage & Peripherals	50,700,497	—	—
Textiles, Apparel & Luxury Goods	14,940,580	—	—
Short-Term Investments
Affiliated Mutual Funds	27,023,078	—	—

Total	$1,176,825,374	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Software	23.7%
Interactive Media & Services	11.0
IT Services	7.6
Internet & Direct Marketing Retail	7.0
Semiconductors & Semiconductor Equipment	6.8
Life Sciences Tools & Services	5.7
Professional Services	4.5
Technology Hardware, Storage & Peripherals	4.4
Health Care Equipment & Supplies	4.3
Entertainment	3.7
Capital Markets	3.4
Affiliated Mutual Funds (1.7% represents investments purchased with collateral from securities on loan)	2.3
Chemicals	1.9
Hotels, Restaurants & Leisure	1.7
Personal Products	1.6
Construction Materials	1.5
Pharmaceuticals	1.5

Textiles, Apparel & Luxury Goods	1.3%
Equity Real Estate Investment Trusts (REITs)	1.1
Media	1.1
Electrical Equipment	0.9
Household Products	0.9
Road & Rail	0.8
Biotechnology	0.7
Insurance	0.6
Building Products	0.6
Industrial Conglomerates	0.6
Multiline Retail	0.3
Specialty Retail	0.3

101.8
Liabilities in excess of other assets	(1.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST MFS GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$19,062,396	$(19,062,396)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST MFS GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $19,062,396:
Unaffiliated investments (cost $788,691,958)	$1,149,802,296
Affiliated investments (cost $27,023,929)	27,023,078
Dividends receivable	206,996
Receivable for Portfolio shares sold	197,218
Tax reclaim receivable	186,387
Prepaid expenses and other assets	26,031

Total Assets	1,177,442,006

LIABILITIES
Payable to broker for collateral for securities on loan	19,564,617
Payable for Portfolio shares purchased	1,479,306
Management fee payable	336,145
Payable to affiliate	179,389
Accrued expenses and other liabilities	60,758
Distribution fee payable	31,974
Trustees’ fees payable	781
Affiliated transfer agent fee payable	451

Total Liabilities	21,653,421

NET ASSETS	$1,155,788,585

Net assets were comprised of:
Partners’ Equity	$1,155,788,585

Net asset value and redemption price per share, $1,155,788,585 / 21,515,485 outstanding shares of beneficial interest	$53.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $67,910 foreign withholding tax, of which $38,693 is reimbursable by an affiliate)	$4,978,625
Income from securities lending, net (including affiliated income of $17,530)	18,713
Affiliated dividend income	10,590

Total income	5,007,928

EXPENSES
Management fee	9,695,178
Distribution fee	3,395,081
Custodian and accounting fees	100,694
Audit fee	27,900
Trustees’ fees	27,310
Legal fees and expenses	26,146
Shareholders’ reports	8,357
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,399
Miscellaneous	66,802

Total expenses	13,354,867
Less: Fee waiver and/or expense reimbursement	(321,814)

Net expenses	13,033,053

NET INVESTMENT INCOME (LOSS)	(8,025,125)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(8,242))	191,894,193
In-kind redemption(1)	333,738,246
Foreign currency transactions	(197)

525,632,242

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(107))	(257,122,181)
Foreign currencies	90

(257,122,091)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	268,510,151

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$260,485,026

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$(8,025,125)	$(5,952,578)
Net realized gain (loss) on investment and foreign currency transactions	525,632,242	344,590,174
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(257,122,091)	17,882,148

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	260,485,026	356,519,744

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,417,158 and 19,195,261 shares, respectively]	122,848,803	681,580,972
Portfolio shares purchased [21,295,034 and 20,528,852 shares, respectively]	(986,195,478)	(672,038,696)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(863,346,675)	9,542,276

TOTAL INCREASE (DECREASE)	(602,861,649)	366,062,020
NET ASSETS:
Beginning of year	1,758,650,234	1,392,588,214

End of year	$1,155,788,585	$1,758,650,234

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST MFS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 98.6%

COMMON STOCKS
Aerospace & Defense — 3.6%
Lockheed Martin Corp.	16,984	$6,036,284
Northrop Grumman Corp.	42,083	16,289,067
Raytheon Technologies Corp.	67,705	5,826,692

		28,152,043

Banks — 8.8%
Citigroup, Inc.	206,715	12,483,519
JPMorgan Chase & Co.	202,096	32,001,902
PNC Financial Services Group, Inc. (The)	49,068	9,839,115
Truist Financial Corp.	100,217	5,867,705
U.S. Bancorp	155,206	8,717,921

		68,910,162

Beverages — 2.7%
Diageo PLC (United Kingdom)	224,343	12,253,482
PepsiCo, Inc.	49,793	8,649,542

		20,903,024

Building Products — 3.7%
Johnson Controls International PLC	144,807	11,774,257
Masco Corp.	107,893	7,576,247
Trane Technologies PLC	47,436	9,583,495

		28,933,999

Capital Markets — 7.1%
BlackRock, Inc.	12,637	11,569,932
Goldman Sachs Group, Inc. (The)	23,648	9,046,542
KKR & Co., Inc.	63,525	4,732,613
Moody’s Corp.	9,762	3,812,842
Morgan Stanley	136,788	13,427,110
Nasdaq, Inc.	63,138	13,259,611

		55,848,650

Chemicals — 4.4%
DuPont de Nemours, Inc.	101,173	8,172,755
International Flavors & Fragrances, Inc.	18,882	2,844,573
PPG Industries, Inc.	78,123	13,471,530
Sherwin-Williams Co. (The)	28,259	9,951,690

		34,440,548

Consumer Finance — 1.6%
American Express Co.	75,198	12,302,393

Electric Utilities — 4.8%
American Electric Power Co., Inc.	59,729	5,314,089
Duke Energy Corp.	150,121	15,747,693
Southern Co. (The)	185,796	12,741,890
Xcel Energy, Inc.	52,265	3,538,340

		37,342,012

Electrical Equipment — 1.7%
Eaton Corp. PLC	77,340	13,365,899

Equity Real Estate Investment Trusts (REITs) — 0.5%
Public Storage	9,585	3,590,158

Food Products — 2.1%
Archer-Daniels-Midland Co.	42,178	2,850,811

	Shares	Value

COMMON STOCKS (continued)
Food Products (cont’d.)
Nestle SA (Switzerland)	94,481	$13,223,109

		16,073,920

Health Care Equipment & Supplies — 4.5%
Abbott Laboratories	97,052	13,659,098
Boston Scientific Corp.*	164,673	6,995,309
Medtronic PLC	143,268	14,821,075

		35,475,482

Health Care Providers & Services — 3.0%
Cigna Corp.	65,841	15,119,069
McKesson Corp.	33,325	8,283,595

		23,402,664

Hotels, Restaurants & Leisure — 0.7%
Marriott International, Inc. (Class A Stock)*	34,929	5,771,668

Household Products — 2.1%
Colgate-Palmolive Co.	68,888	5,878,902
Kimberly-Clark Corp.	45,480	6,500,002
Reckitt Benckiser Group PLC (United Kingdom)	49,827	4,280,154

		16,659,058

Industrial Conglomerates — 2.2%
Honeywell International, Inc.	83,843	17,482,104

Insurance — 9.9%
Aon PLC (Class A Stock)	70,084	21,064,447
Chubb Ltd.	86,893	16,797,286
Marsh & McLennan Cos., Inc.	99,966	17,376,090
Progressive Corp. (The)	131,097	13,457,107
Travelers Cos., Inc. (The)	58,869	9,208,878

		77,903,808

IT Services — 4.2%
Accenture PLC (Class A Stock)	53,633	22,233,560
Fidelity National Information Services, Inc.	57,928	6,322,841
Fiserv, Inc.*	40,503	4,203,807

		32,760,208

Life Sciences Tools & Services — 3.9%
Danaher Corp.	40,793	13,421,305
Thermo Fisher Scientific, Inc.	25,753	17,183,432

		30,604,737

Machinery — 3.4%
Illinois Tool Works, Inc.	52,703	13,007,100
Otis Worldwide Corp.	28,992	2,524,334
PACCAR, Inc.	32,524	2,870,568
Stanley Black & Decker, Inc.	41,891	7,901,481

		26,303,483

Media — 2.9%
Charter Communications, Inc. (Class A Stock)*	3,674	2,395,338

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST MFS LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Media (cont’d.)
Comcast Corp. (Class A Stock)	401,201	$20,192,446

		22,587,784

Multi-Utilities — 1.4%
Dominion Energy, Inc.	143,931	11,307,219

Oil, Gas & Consumable Fuels — 2.0%
ConocoPhillips	99,260	7,164,587
EOG Resources, Inc.	52,132	4,630,885
Pioneer Natural Resources Co.	22,008	4,002,815

		15,798,287

Pharmaceuticals — 7.1%
Johnson & Johnson	153,440	26,248,981
Merck & Co., Inc.	141,957	10,879,584
Pfizer, Inc.	268,504	15,855,161
Roche Holding AG (Switzerland)	6,452	2,681,500

		55,665,226

Professional Services — 1.2%
Equifax, Inc.	33,265	9,739,659

Road & Rail — 2.4%
Canadian National Railway Co. (Canada)	37,084	4,556,140
Union Pacific Corp.	57,872	14,579,693

		19,135,833

Semiconductors & Semiconductor Equipment — 4.7%
Analog Devices, Inc.	32,818	5,768,420

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Intel Corp.	104,989	$5,406,933
NXP Semiconductors NV (China)	30,509	6,949,340
Texas Instruments, Inc.	98,012	18,472,322

		36,597,015

Specialty Retail — 1.8%
Lowe’s Cos., Inc.	54,923	14,196,497

Tobacco — 0.2%
Philip Morris International, Inc.	17,136	1,627,920

TOTAL LONG-TERM INVESTMENTS
(cost $549,978,432)		772,881,460

SHORT-TERM INVESTMENT — 1.2%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $9,276,066)(wa)	9,276,066	9,276,066

TOTAL INVESTMENTS—99.8%
(cost $559,254,498)		782,157,526
Other assets in excess of liabilities — 0.2%		1,512,002

NET ASSETS — 100.0%		$783,669,528

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$28,152,043	$—	$—
Banks	68,910,162	—	—
Beverages	8,649,542	12,253,482	—
Building Products	28,933,999	—	—
Capital Markets	55,848,650	—	—
Chemicals	34,440,548	—	—
Consumer Finance	12,302,393	—	—
Electric Utilities	37,342,012	—	—
Electrical Equipment	13,365,899	—	—
Equity Real Estate Investment Trusts (REITs)	3,590,158	—	—
Food Products	2,850,811	13,223,109	—
Health Care Equipment & Supplies	35,475,482	—	—
Health Care Providers & Services	23,402,664	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST MFS LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Hotels, Restaurants & Leisure	$5,771,668	$—	$—
Household Products	12,378,904	4,280,154	—
Industrial Conglomerates	17,482,104	—	—
Insurance	77,903,808	—	—
IT Services	32,760,208	—	—
Life Sciences Tools & Services	30,604,737	—	—
Machinery	26,303,483	—	—
Media	22,587,784	—	—
Multi-Utilities	11,307,219	—	—
Oil, Gas & Consumable Fuels	15,798,287	—	—
Pharmaceuticals	52,983,726	2,681,500	—
Professional Services	9,739,659	—	—
Road & Rail	19,135,833	—	—
Semiconductors & Semiconductor Equipment	36,597,015	—	—
Specialty Retail	14,196,497	—	—
Tobacco	1,627,920	—	—
Short-Term Investment
Affiliated Mutual Fund	9,276,066	—	—

Total	$749,719,281	$32,438,245	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Insurance	9.9%
Banks	8.8
Capital Markets	7.1
Pharmaceuticals	7.1
Electric Utilities	4.8
Semiconductors & Semiconductor Equipment	4.7
Health Care Equipment & Supplies	4.5
Chemicals	4.4
IT Services	4.2
Life Sciences Tools & Services	3.9
Building Products	3.7
Aerospace & Defense	3.6
Machinery	3.4
Health Care Providers & Services	3.0
Media	2.9
Beverages	2.7
Road & Rail	2.4
Industrial Conglomerates	2.2

Household Products	2.1%
Food Products	2.1
Oil, Gas & Consumable Fuels	2.0
Specialty Retail	1.8
Electrical Equipment	1.7
Consumer Finance	1.6
Multi-Utilities	1.4
Professional Services	1.2
Affiliated Mutual Fund	1.2
Hotels, Restaurants & Leisure	0.7
Equity Real Estate Investment Trusts (REITs)	0.5
Tobacco	0.2

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST MFS LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value:
Unaffiliated investments (cost $549,978,432)	$772,881,460
Affiliated investments (cost $9,276,066)	9,276,066
Cash	21,177
Tax reclaim receivable	1,298,627
Dividends receivable	736,688
Prepaid expenses	7,072

Total Assets	784,221,090

LIABILITIES
Management fee payable	219,271
Payable to affiliate	168,288
Payable for Portfolio shares purchased	82,339
Accrued expenses and other liabilities	59,156
Distribution fee payable	21,457
Trustees’ fees payable	600
Affiliated transfer agent fee payable	451

Total Liabilities	551,562

NET ASSETS	$783,669,528

Net assets were comprised of:
Partners’ Equity	$783,669,528

Net asset value and redemption price per share, $783,669,528 / 25,822,262 outstanding shares of beneficial interest	$30.35

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $295,100 foreign withholding tax, of which $3,334 is reimbursable by an affiliate)	$28,972,879
Affiliated dividend income	15,524
Income from securities lending, net (including affiliated income of $12,490)	12,587

Total income	29,000,990

EXPENSES
Management fee	9,468,610
Distribution fee	3,568,433
Custodian and accounting fees	104,563
Legal fees and expenses	31,581
Trustees’ fees	28,230
Audit fee	27,900
Shareholders’ reports	8,732
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,399
Miscellaneous	50,356

Total expenses	13,295,804
Less: Fee waiver and/or expense reimbursement	(177,905)

Net expenses	13,117,899

NET INVESTMENT INCOME (LOSS)	15,883,091

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(4,421))	138,673,397
In-kind redemption(1)	430,755,603
Foreign currency transactions	11,071

569,440,071

Net change in unrealized appreciation (depreciation) on:
Investments	(186,456,943)
Foreign currencies	(40,700)

(186,497,643)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	382,942,428

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$398,825,519

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$15,883,091	$25,020,344
Net realized gain (loss) on investment and foreign currency transactions	569,440,071	80,114,313
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(186,497,643)	(48,478,279)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	398,825,519	56,656,378

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,630,167 and 45,144,479 shares, respectively]	68,011,451	919,519,747
Portfolio shares purchased [64,723,315 and 41,710,777 shares, respectively]	(1,816,634,457)	(816,358,365)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,748,623,006)	103,161,382

TOTAL INCREASE (DECREASE)	(1,349,797,487)	159,817,760
NET ASSETS:
Beginning of year	2,133,467,015	1,973,649,255

End of year	$783,669,528	$2,133,467,015

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.4%

COMMON STOCKS — 96.5%
Aerospace & Defense — 0.9%
Axon Enterprise, Inc.*	34,105	$5,354,485
Howmet Aerospace, Inc.	199,774	6,358,806

		11,713,291

Auto Components — 0.3%
Aptiv PLC*(a)	25,300	4,173,235

Banks — 0.7%
Western Alliance Bancorp	87,369	9,405,273

Biotechnology — 2.1%
Alnylam Pharmaceuticals, Inc.*	23,868	4,047,535
Apellis Pharmaceuticals, Inc.*	84,102	3,976,343
Ascendis Pharma A/S (Denmark), ADR*(a)	29,517	3,970,922
Horizon Therapeutics PLC*	59,128	6,371,633
Intellia Therapeutics, Inc.*	21,270	2,514,965
Mirati Therapeutics, Inc.*(a)	25,370	3,721,525
Sarepta Therapeutics, Inc.*	44,720	4,027,036

		28,629,959

Building Products — 2.6%
Advanced Drainage Systems, Inc.	26,075	3,549,590
AZEK Co., Inc. (The)*	133,646	6,179,791
Builders FirstSource, Inc.*	175,332	15,027,706
Carrier Global Corp.	133,517	7,241,962
Trex Co., Inc.*	25,408	3,430,842

		35,429,891

Capital Markets — 5.2%
LPL Financial Holdings, Inc.	60,490	9,683,844
Morningstar, Inc.	13,521	4,624,047
MSCI, Inc.	48,090	29,464,262
Nasdaq, Inc.	61,963	13,012,850
Tradeweb Markets, Inc. (Class A Stock)	137,533	13,772,554

		70,557,557

Chemicals — 0.4%
Scotts Miracle-Gro Co. (The)	30,074	4,841,914

Commercial Services & Supplies — 1.4%
Copart, Inc.*	73,820	11,192,588
Waste Connections, Inc.	59,780	8,146,221

		19,338,809

Communications Equipment — 0.5%
Arista Networks, Inc.*	48,210	6,930,188

Construction & Engineering — 0.5%
WillScot Mobile Mini Holdings Corp.*	155,620	6,355,521

Construction Materials — 1.0%
Vulcan Materials Co.	63,550	13,191,709

Containers & Packaging — 0.4%
Ball Corp.	58,631	5,644,406

Distributors — 1.9%
LKQ Corp.	99,244	5,957,617
Pool Corp.	35,406	20,039,796

		25,997,413

	Shares	Value

COMMON STOCKS (continued)
Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc.*	89,785	$11,302,136

Diversified Financial Services — 0.2%
Altimeter Growth Corp. 2 (Class A Stock)*	98,666	972,847
Catalyst Partners Acquisition Corp., UTS*	66,927	669,939
Dragoneer Growth Opportunities Corp.*	29,748	338,830

		1,981,616

Electrical Equipment — 1.9%
AMETEK, Inc.	106,657	15,682,845
Generac Holdings, Inc.*	20,756	7,304,452
Regal Rexnord Corp.	15,650	2,663,317

		25,650,614

Electronic Equipment, Instruments & Components — 2.0%
Keysight Technologies, Inc.*	27,357	5,649,494
Littelfuse, Inc.	20,406	6,421,360
Teledyne Technologies, Inc.*	17,330	7,571,304
Trimble, Inc.*	77,633	6,768,821

		26,410,979

Entertainment — 1.8%
Electronic Arts, Inc.	19,743	2,604,102
ROBLOX Corp. (Class A Stock)*(a)	28,433	2,933,148
Take-Two Interactive Software, Inc.*	83,114	14,771,020
Warner Music Group Corp. (Class A Stock)	87,866	3,794,054

		24,102,324

Equity Real Estate Investment Trusts (REITs) — 1.6%
Extra Space Storage, Inc.	63,300	14,352,009
SBA Communications Corp.	17,909	6,966,959

		21,318,968

Food Products — 0.3%
Freshpet, Inc.*	41,006	3,906,642

Health Care Equipment & Supplies — 5.0%
Align Technology, Inc.*	20,348	13,372,299
Dexcom, Inc.*	12,167	6,533,071
Envista Holdings Corp.*	125,898	5,672,964
IDEXX Laboratories, Inc.*	10,377	6,832,839
Masimo Corp.*	31,932	9,349,051
ResMed, Inc.	21,255	5,536,502
STERIS PLC	65,607	15,969,400
Tandem Diabetes Care, Inc.*	25,860	3,892,447

		67,158,573

Health Care Providers & Services — 1.0%
AmerisourceBergen Corp.	53,541	7,115,064
Guardant Health, Inc.*	35,652	3,565,913
Tenet Healthcare Corp.*	39,280	3,208,783

		13,889,760

Health Care Technology — 0.5%
Veeva Systems, Inc. (Class A Stock)*	28,264	7,220,887

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure — 4.1%
Caesars Entertainment, Inc.*	153,052	$14,314,954
Chipotle Mexican Grill, Inc.*	10,393	18,169,562
Darden Restaurants, Inc.	21,862	3,293,292
Domino’s Pizza, Inc.(a)	14,993	8,461,000
Dutch Bros, Inc. (Class A Stock)*(a)	8,615	438,590
Penn National Gaming, Inc.*(a)	16,759	868,954
Red Rock Resorts, Inc. (Class A Stock)(a)	122,340	6,729,923
Sweetgreen, Inc. (Class A Stock)*(a)	6,145	196,640
Vail Resorts, Inc.	7,647	2,507,451

		54,980,366

Household Durables — 0.5%
Meritage Homes Corp.*	50,491	6,162,931

Insurance — 1.1%
Arthur J. Gallagher & Co.	87,098	14,777,918

Interactive Media & Services — 3.1%
Bumble, Inc. (Class A Stock)*	53,869	1,824,004
Eventbrite, Inc. (Class A Stock)*(a)	129,356	2,255,969
IAC/InterActiveCorp*(a)	40,729	5,323,687
Match Group, Inc.*	127,228	16,825,903
Twitter, Inc.*	82,640	3,571,701
Vimeo, Inc.*	66,122	1,187,551
ZoomInfo Technologies, Inc.*	165,690	10,637,298

		41,626,113

Internet & Direct Marketing Retail — 0.8%
Chewy, Inc. (Class A Stock)*(a)	43,938	2,591,024
Etsy, Inc.*	30,420	6,660,155
Farfetch Ltd. (United Kingdom) (Class A Stock)*(a)	52,316	1,748,924

		11,000,103

IT Services — 3.0%
Block, Inc.*	24,201	3,908,704
Endava PLC (United Kingdom), ADR*	23,873	4,008,754
Gartner, Inc.*	41,386	13,836,168
Okta, Inc.*	23,413	5,248,492
Thoughtworks Holding, Inc.*(a)	144,459	3,872,946
Toast, Inc. (Class A Stock)*(a)	13,858	481,011
Wix.com Ltd. (Israel)*(a)	58,066	9,162,234

		40,518,309

Leisure Products — 0.4%
YETI Holdings, Inc.*	64,900	5,375,667

Life Sciences Tools & Services — 9.9%
Adaptive Biotechnologies Corp.*	62,038	1,740,786
Agilent Technologies, Inc.	59,811	9,548,826
Avantor, Inc.*	272,490	11,482,729
Bio-Techne Corp.	25,256	13,065,939
Charles River Laboratories International, Inc.*	63,304	23,851,681
ICON PLC (Ireland)*	48,286	14,954,174
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	121,069	5,072,791
Mettler-Toledo International, Inc.*	2,286	3,879,822
PerkinElmer, Inc.	121,134	24,355,202

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services (cont’d.)
West Pharmaceutical Services, Inc.(a)	52,835	$24,780,144

		132,732,094

Machinery — 2.4%
Chart Industries, Inc.*(a)	27,454	4,378,638
Fortive Corp.	23,344	1,780,914
IDEX Corp.	79,447	18,774,915
Middleby Corp. (The)*	40,102	7,890,470

		32,824,937

Media — 0.2%
Cable One, Inc.	1,236	2,179,624

Oil, Gas & Consumable Fuels — 0.6%
Diamondback Energy, Inc.	75,750	8,169,637

Pharmaceuticals — 0.4%
Jazz Pharmaceuticals PLC*	46,788	5,960,791

Professional Services — 6.3%
Clarivate PLC*	412,496	9,701,906
CoStar Group, Inc.*	189,237	14,955,400
Dun & Bradstreet Holdings, Inc.*(a)	298,989	6,126,285
Equifax, Inc.	40,123	11,747,613
IHS Markit Ltd.	16,384	2,177,761
TransUnion	113,486	13,457,170
Verisk Analytics, Inc.	69,401	15,874,091
Wolters Kluwer NV (Netherlands)	94,807	11,165,717

		85,205,943

Road & Rail — 0.6%
Canadian Pacific Railway Ltd. (Canada)	34,065	2,450,636
Saia, Inc.*	15,480	5,217,224

		7,667,860

Semiconductors & Semiconductor Equipment — 6.8%
ASM International NV (Netherlands)	15,732	6,944,679
Enphase Energy, Inc.*	33,380	6,106,537
Entegris, Inc.	166,686	23,099,346
Lattice Semiconductor Corp.*	93,396	7,197,096
Marvell Technology, Inc.	91,548	8,009,535
Monolithic Power Systems, Inc.	60,443	29,818,345
Silicon Laboratories, Inc.*(a)	17,932	3,701,523
Teradyne, Inc.	39,170	6,405,470

		91,282,531

Software — 17.3%
AppLovin Corp. (Class A Stock)*(a)	93,780	8,839,703
Autodesk, Inc.*	33,427	9,399,338
Bill.com Holdings, Inc.*	20,306	5,059,240
Black Knight, Inc.*	115,548	9,577,774
Cadence Design Systems, Inc.*	113,869	21,219,488
CCC Intelligent Solutions Holdings, Inc.*(a)	153,732	1,751,007
Constellation Software, Inc. (Canada)	5,040	9,351,024
Coupa Software, Inc.*	14,640	2,313,852
Crowdstrike Holdings, Inc. (Class A Stock)*	28,141	5,761,870
Datadog, Inc. (Class A Stock)*	24,540	4,370,819

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
DocuSign, Inc.*	41,859	$6,375,544
Dropbox, Inc. (Class A Stock)*	185,101	4,542,379
Dynatrace, Inc.*	151,350	9,133,973
Everbridge, Inc.*	33,856	2,279,524
Fair Isaac Corp.*	12,712	5,512,813
Five9, Inc.*	37,380	5,133,022
Freshworks, Inc. (Class A Stock)*(a)	174,055	4,570,684
Nice Ltd. (Israel), ADR*(a)	45,032	13,671,715
Palo Alto Networks, Inc.*	21,387	11,907,426
Paycom Software, Inc.*	12,190	5,061,166
Paylocity Holding Corp.*	40,616	9,591,875
Qualtrics International, Inc. (Class A Stock)*	33,969	1,202,503
RingCentral, Inc. (Class A Stock)*	55,446	10,387,808
ServiceNow, Inc.*	12,931	8,393,641
SS&C Technologies Holdings, Inc.	47,906	3,927,334
Synopsys, Inc.*	76,383	28,147,135
Topicus.com, Inc. (Netherlands)*	9,539	875,511
Tyler Technologies, Inc.*	20,483	11,018,830
Unity Software, Inc.*	6,874	982,913
Zscaler, Inc.*	36,860	11,844,224

		232,204,135

Specialty Retail — 4.0%
Burlington Stores, Inc.*	33,479	9,759,463
Five Below, Inc.*	25,372	5,249,213
Floor & Decor Holdings, Inc. (Class A Stock)*	74,080	9,631,141
O’Reilly Automotive, Inc.*	19,305	13,633,770
Tractor Supply Co.	30,486	7,273,960
Ulta Beauty, Inc.*	18,739	7,726,839

		53,274,386

Textiles, Apparel & Luxury Goods — 1.5%
Lululemon Athletica, Inc.*	51,389	20,116,224

Trading Companies & Distributors — 0.5%
SiteOne Landscape Supply, Inc.*	27,444	6,649,132

TOTAL COMMON STOCKS (cost $946,078,255)		1,297,860,366

	Shares	Value

EXCHANGE-TRADED FUNDS — 2.9%
iShares Russell Mid-Cap Growth ETF	169,311	$19,508,014
Vanguard Mid-Cap Growth ETF	78,381	19,957,370

TOTAL EXCHANGE-TRADED FUNDS (cost $41,221,050)		39,465,384

TOTAL LONG-TERM INVESTMENTS (cost $987,299,305)		1,337,325,750

SHORT-TERM INVESTMENTS — 7.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	16,668,752	16,668,752
PGIM Institutional Money Market Fund (cost $80,129,448; includes $80,124,219 of cash collateral for securities on loan)(b)(wa)	80,183,484	80,127,355

TOTAL SHORT-TERM INVESTMENTS (cost $96,798,200)		96,796,107

TOTAL INVESTMENTS—106.6%
(cost $1,084,097,505)		1,434,121,857
Liabilities in excess of other assets — (6.6)%		(88,547,647)

NET ASSETS — 100.0%		$1,345,574,210

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $78,237,006; cash collateral of $80,124,219 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$11,713,291	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Auto Components	$4,173,235	$—	$—
Banks	9,405,273	—	—
Biotechnology	28,629,959	—	—
Building Products	35,429,891	—	—
Capital Markets	70,557,557	—	—
Chemicals	4,841,914	—	—
Commercial Services & Supplies	19,338,809	—	—
Communications Equipment	6,930,188	—	—
Construction & Engineering	6,355,521	—	—
Construction Materials	13,191,709	—	—
Containers & Packaging	5,644,406	—	—
Distributors	25,997,413	—	—
Diversified Consumer Services	11,302,136	—	—
Diversified Financial Services	1,642,786	338,830	—
Electrical Equipment	25,650,614	—	—
Electronic Equipment, Instruments & Components	26,410,979	—	—
Entertainment	24,102,324	—	—
Equity Real Estate Investment Trusts (REITs)	21,318,968	—	—
Food Products	3,906,642	—	—
Health Care Equipment & Supplies	67,158,573	—	—
Health Care Providers & Services	13,889,760	—	—
Health Care Technology	7,220,887	—	—
Hotels, Restaurants & Leisure	54,980,366	—	—
Household Durables	6,162,931	—	—
Insurance	14,777,918	—	—
Interactive Media & Services	41,626,113	—	—
Internet & Direct Marketing Retail	11,000,103	—	—
IT Services	40,518,309	—	—
Leisure Products	5,375,667	—	—
Life Sciences Tools & Services	132,732,094	—	—
Machinery	32,824,937	—	—
Media	2,179,624	—	—
Oil, Gas & Consumable Fuels	8,169,637	—	—
Pharmaceuticals	5,960,791	—	—
Professional Services	74,040,226	11,165,717	—
Road & Rail	7,667,860	—	—
Semiconductors & Semiconductor Equipment	84,337,852	6,944,679	—
Software	232,204,135	—	—
Specialty Retail	53,274,386	—	—
Textiles, Apparel & Luxury Goods	20,116,224	—	—
Trading Companies & Distributors	6,649,132	—	—
Exchange-Traded Funds	39,465,384	—	—
Short-Term Investments
Affiliated Mutual Funds	96,796,107	—	—

Total	$1,415,672,631	$18,449,226	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Software	17.3%
Life Sciences Tools & Services	9.9
Affiliated Mutual Funds (6.0% represents investments purchased with collateral from securities on loan)	7.2
Semiconductors & Semiconductor Equipment	6.8

Professional Services	6.3%
Capital Markets	5.2
Health Care Equipment & Supplies	5.0
Hotels, Restaurants & Leisure	4.1
Specialty Retail	4.0

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Interactive Media & Services	3.1%
IT Services	3.0
Exchange-Traded Funds	2.9
Building Products	2.6
Machinery	2.4
Biotechnology	2.1
Electronic Equipment, Instruments & Components	2.0
Distributors	1.9
Electrical Equipment	1.9
Entertainment	1.8
Equity Real Estate Investment Trusts (REITs)	1.6
Textiles, Apparel & Luxury Goods	1.5
Commercial Services & Supplies	1.4
Insurance	1.1
Health Care Providers & Services	1.0
Construction Materials	1.0
Aerospace & Defense	0.9
Diversified Consumer Services	0.8
Internet & Direct Marketing Retail	0.8
Banks	0.7

Oil, Gas & Consumable Fuels	0.6%
Road & Rail	0.6
Health Care Technology	0.5
Communications Equipment	0.5
Trading Companies & Distributors	0.5
Construction & Engineering	0.5
Household Durables	0.5
Pharmaceuticals	0.4
Containers & Packaging	0.4
Leisure Products	0.4
Chemicals	0.4
Auto Components	0.3
Food Products	0.3
Media	0.2
Diversified Financial Services	0.2

106.6
Liabilities in excess of other assets	(6.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$ 78,237,006	$ (78,237,006)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $78,237,006:
Unaffiliated investments (cost $987,299,305)	$1,337,325,750
Affiliated investments (cost $96,798,200)	96,796,107
Receivable for Portfolio shares sold	128,178
Dividends receivable	84,189
Tax reclaim receivable	57,795
Prepaid expenses and other assets	87,901

Total Assets	1,434,479,920

LIABILITIES
Payable to broker for collateral for securities on loan	80,124,219
Payable for investments purchased	8,008,471
Management fee payable	383,670
Payable for Portfolio shares purchased	245,009
Accrued expenses and other liabilities	78,101
Distribution fee payable	36,913
Payable to affiliate	28,025
Trustees’ fees payable	851
Affiliated transfer agent fee payable	451

Total Liabilities	88,905,710

NET ASSETS	$1,345,574,210

Net assets were comprised of:
Partners’ Equity	$1,345,574,210

Net asset value and redemption price per share, $1,345,574,210 / 76,953,671 outstanding shares of beneficial interest	$17.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $70,078 foreign withholding tax)	$3,619,227
Income from securities lending, net (including affiliated income of $70,706)	105,346
Affiliated dividend income	11,793

Total income	3,736,366

EXPENSES
Management fee	11,856,508
Distribution fee	3,645,330
Custodian and accounting fees	149,229
Trustees’ fees	27,960
Audit fee	26,950
Legal fees and expenses	26,255
Shareholders’ reports	10,145
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,399
Miscellaneous	56,138

Total expenses	15,805,914
Less: Fee waiver and/or expense reimbursement	(493,398)

Net expenses	15,312,516

NET INVESTMENT INCOME (LOSS)	(11,576,150)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(38,325))	234,407,478
In-kind redemption(1)	68,143,979
Foreign currency transactions	(869)

302,550,588

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $10,788)	(153,689,393)
Foreign currencies	(1,240)

(153,690,633)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	148,859,955

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$137,283,805

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(11,576,150)	$(6,580,890)
Net realized gain (loss) on investment and foreign currency transactions	302,550,588	64,832,796
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(153,690,633)	314,380,559

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	137,283,805	372,632,465

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,732,749 and 36,785,982 shares, respectively]	44,465,663	398,436,795
Portfolio shares purchased [27,086,525 and 56,205,607 shares, respectively]	(439,586,425)	(584,849,635)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(395,120,762)	(186,412,840)

TOTAL INCREASE (DECREASE)	(257,836,957)	186,219,625
NET ASSETS:
Beginning of year	1,603,411,167	1,417,191,542

End of year	$1,345,574,210	$1,603,411,167

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS — 96.1%
Aerospace & Defense — 2.0%
Howmet Aerospace, Inc.	79,639	$2,534,909
L3Harris Technologies, Inc.	17,358	3,701,420
Spirit AeroSystems Holdings, Inc. (Class A Stock)	114,160	4,919,155
Textron, Inc.	84,700	6,538,840

		17,694,324

Airlines — 0.8%
Alaska Air Group, Inc.*	106,082	5,526,872
Delta Air Lines, Inc.*	51,988	2,031,691

		7,558,563

Auto Components — 1.5%
Aptiv PLC*(a)	23,700	3,909,315
BorgWarner, Inc.	129,300	5,827,551
Lear Corp.	22,906	4,190,653

		13,927,519

Banks — 5.8%
Cadence Bank	143,140	4,264,140
Comerica, Inc.	29,910	2,602,170
East West Bancorp, Inc.	25,710	2,022,863
Huntington Bancshares, Inc.	247,500	3,816,450
KeyCorp	134,228	3,104,694
Prosperity Bancshares, Inc.	77,193	5,581,054
Signature Bank	8,751	2,830,686
SVB Financial Group*	4,197	2,846,573
Umpqua Holdings Corp.	114,770	2,208,175
Western Alliance Bancorp	59,124	6,364,698
Wintrust Financial Corp.	20,324	1,845,826
Zions Bancorp NA	236,048	14,908,792

		52,396,121

Beverages — 0.3%
Coca-Cola Europacific Partners PLC (United Kingdom)	40,579	2,269,583

Building Products — 2.4%
Armstrong World Industries, Inc.	14,733	1,710,796
Builders FirstSource, Inc.*	14,566	1,248,452
Fortune Brands Home & Security, Inc.	25,811	2,759,196
JELD-WEN Holding, Inc.*	148,965	3,926,717
Johnson Controls International PLC	64,885	5,275,799
Masco Corp.	48,001	3,370,630
Owens Corning	33,841	3,062,611

		21,354,201

Capital Markets — 2.1%
Apollo Global Management, Inc.	14,732	1,067,039
Bank of New York Mellon Corp. (The)	88,250	5,125,560
Cboe Global Markets, Inc.	18,400	2,399,360
Invesco Ltd.	77,273	1,778,825
Northern Trust Corp.	24,758	2,961,304
Raymond James Financial, Inc.	36,401	3,654,660
State Street Corp.	24,984	2,323,512

		19,310,260

	Shares	Value
COMMON STOCKS (continued)
Chemicals — 5.6%
Ashland Global Holdings, Inc.	25,734	$2,770,522
Axalta Coating Systems Ltd.*	97,810	3,239,467
Celanese Corp.	54,338	9,132,044
Corteva, Inc.	137,815	6,515,893
DuPont de Nemours, Inc.	48,524	3,919,769
Eastman Chemical Co.	56,158	6,790,064
FMC Corp.	64,670	7,106,586
International Flavors & Fragrances, Inc.	25,300	3,811,445
RPM International, Inc.	22,000	2,222,000
Westlake Chemical Corp.	51,650	5,016,765

		50,524,555

Commercial Services & Supplies — 1.3%
Clean Harbors, Inc.*	53,839	5,371,517
Republic Services, Inc.	43,917	6,124,226

		11,495,743

Communications Equipment — 2.3%
F5, Inc.*	24,756	6,058,041
Lumentum Holdings, Inc.*	71,016	7,511,362
Motorola Solutions, Inc.	25,330	6,882,161

		20,451,564

Construction & Engineering — 0.2%
Quanta Services, Inc.	14,771	1,693,643

Construction Materials — 0.3%
Vulcan Materials Co.	12,778	2,652,457

Consumer Finance — 0.7%
Discover Financial Services	25,547	2,952,211
SLM Corp.	174,453	3,431,491

		6,383,702

Containers & Packaging — 2.6%
AptarGroup, Inc.	21,000	2,572,080
Avery Dennison Corp.	21,000	4,547,970
Berry Global Group, Inc.*	43,870	3,236,728
Crown Holdings, Inc.	23,961	2,650,566
Graphic Packaging Holding Co.	137,666	2,684,487
Packaging Corp. of America	36,700	4,996,705
Westrock Co.	52,416	2,325,174

		23,013,710

Distributors — 0.6%
LKQ Corp.	84,652	5,081,660

Diversified Consumer Services — 0.2%
Grand Canyon Education, Inc.*	22,139	1,897,534

Diversified Financial Services — 1.4%
Element Fleet Management Corp. (Canada)	148,357	1,510,604
Equitable Holdings, Inc.	107,448	3,523,220
Voya Financial, Inc.(a)	107,462	7,125,805

		12,159,629

Electric Utilities — 2.1%
Alliant Energy Corp.	70,500	4,333,635
Edison International	30,093	2,053,847
Eversource Energy	30,038	2,732,857

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (cont’d.)
PG&E Corp.*	309,387	$3,755,958
Pinnacle West Capital Corp.	35,577	2,511,381
Xcel Energy, Inc.	56,200	3,804,740

		19,192,418

Electrical Equipment — 2.1%
Eaton Corp. PLC	27,003	4,666,658
Hubbell, Inc.	22,100	4,602,767
Regal Rexnord Corp.	21,539	3,665,507
Sensata Technologies Holding PLC*	43,207	2,665,440
Vertiv Holdings Co.	129,199	3,226,099

		18,826,471

Electronic Equipment, Instruments & Components — 2.0%
Amphenol Corp. (Class A Stock)	43,000	3,760,780
Corning, Inc.	70,632	2,629,629
Flex Ltd.*	246,000	4,509,180
TE Connectivity Ltd.	19,373	3,125,640
Zebra Technologies Corp. (Class A Stock)*	6,459	3,844,397

		17,869,626

Energy Equipment & Services — 0.1%
Halliburton Co.	57,164	1,307,341

Entertainment — 0.5%
Electronic Arts, Inc.	15,362	2,026,248
Live Nation Entertainment, Inc.*	23,950	2,866,575

		4,892,823

Equity Real Estate Investment Trusts (REITs) — 7.3%
Alexandria Real Estate Equities, Inc.	20,950	4,671,012
American Homes 4 Rent (Class A Stock)	86,700	3,780,987
Boston Properties, Inc.	10,473	1,206,280
Brixmor Property Group, Inc.	107,197	2,723,876
Camden Property Trust	23,400	4,181,112
Equity LifeStyle Properties, Inc.	46,400	4,067,424
Gaming & Leisure Properties, Inc.	116,391	5,663,586
Host Hotels & Resorts, Inc.*	120,396	2,093,686
Lamar Advertising Co. (Class A Stock)	33,900	4,112,070
Life Storage, Inc.	32,658	5,002,552
Mid-America Apartment Communities, Inc.	19,949	4,577,099
National Retail Properties, Inc.	91,000	4,374,370
Ryman Hospitality Properties, Inc.*	68,681	6,315,905
Spirit Realty Capital, Inc.	30,673	1,478,132
STAG Industrial, Inc.	30,268	1,451,653
Sun Communities, Inc.(a)	18,140	3,808,856
VICI Properties, Inc.(a)	115,233	3,469,666
WP Carey, Inc.	30,284	2,484,802

		65,463,068

Food & Staples Retailing — 1.6%
Albertson’s Cos., Inc. (Class A Stock)(a)	85,114	2,569,592
Performance Food Group Co.*	31,224	1,432,869
Sysco Corp.	65,100	5,113,605

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (cont’d.)
US Foods Holding Corp.*	154,922	$5,395,933

		14,511,999

Food Products — 2.7%
Archer-Daniels-Midland Co.	82,500	5,576,175
Hershey Co. (The)	29,200	5,649,324
Ingredion, Inc.	24,923	2,408,559
J.M. Smucker Co. (The)	16,371	2,223,509
Kellogg Co.(a)	38,058	2,451,696
Tyson Foods, Inc. (Class A Stock)	67,600	5,892,016

		24,201,279

Gas Utilities — 0.1%
Atmos Energy Corp.	12,639	1,324,188

Health Care Equipment & Supplies — 2.0%
Cooper Cos., Inc. (The)	11,300	4,734,022
DENTSPLY SIRONA, Inc.	57,568	3,211,719
Hologic, Inc.*	22,889	1,752,382
Integra LifeSciences Holdings Corp.*	82,261	5,510,664
Zimmer Biomet Holdings, Inc.	21,831	2,773,410

		17,982,197

Health Care Providers & Services — 4.1%
Acadia Healthcare Co., Inc.*	55,756	3,384,389
AmerisourceBergen Corp.	22,215	2,952,151
Encompass Health Corp.	106,171	6,928,719
Laboratory Corp. of America Holdings*	10,436	3,279,096
Molina Healthcare, Inc.*	26,422	8,404,310
Premier, Inc. (Class A Stock)	30,175	1,242,305
Quest Diagnostics, Inc.	48,388	8,371,608
Universal Health Services, Inc. (Class B Stock)	20,587	2,669,310

		37,231,888

Hotels, Restaurants & Leisure — 3.0%
Aramark	70,627	2,602,605
Denny’s Corp.*(a)	293,804	4,700,864
Hilton Worldwide Holdings, Inc.*	18,725	2,920,913
International Game Technology PLC	47,386	1,369,929
Six Flags Entertainment Corp.*	120,036	5,111,133
Wendy’s Co. (The)	129,588	3,090,674
Wyndham Hotels & Resorts, Inc.	19,585	1,755,795
Yum! Brands, Inc.	40,600	5,637,716

		27,189,629

Household Durables — 1.1%
Newell Brands, Inc.	243,558	5,319,307
Toll Brothers, Inc.	63,949	4,629,268

		9,948,575

Household Products — 0.3%
Energizer Holdings, Inc.	37,436	1,501,184
Reynolds Consumer Products, Inc.(a)	45,900	1,441,260

		2,942,444

Independent Power & Renewable Electricity Producers — 0.4%
AES Corp. (The)	137,632	3,344,458

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Insurance — 8.4%
Alleghany Corp.*	18,804	$12,553,362
American Financial Group, Inc.	40,300	5,533,996
American International Group, Inc.	36,051	2,049,860
Arthur J. Gallagher & Co.	24,213	4,108,220
Assurant, Inc.	51,663	8,052,195
Athene Holding Ltd. (Class A Stock)*	43,187	3,598,773
Cincinnati Financial Corp.	17,623	2,007,788
Everest Re Group Ltd.	27,758	7,603,471
Hanover Insurance Group, Inc. (The)	53,633	7,029,141
Hartford Financial Services Group, Inc. (The)	67,646	4,670,280
Kemper Corp.	63,354	3,724,582
Old Republic International Corp.	59,000	1,450,220
Progressive Corp. (The)	21,500	2,206,975
Reinsurance Group of America, Inc.	17,528	1,919,141
W.R. Berkley Corp.	68,500	5,643,715
Willis Towers Watson PLC	14,452	3,432,205

		75,583,924

Interactive Media & Services — 0.0%
Cargurus, Inc.*	1,500	50,460

IT Services — 2.5%
Amdocs Ltd.	40,478	3,029,373
DXC Technology Co.*	100,500	3,235,095
Genpact Ltd.	96,500	5,122,220
Global Payments, Inc.	50,400	6,813,072
Maximus, Inc.	56,000	4,461,520

		22,661,280

Leisure Products — 0.7%
Brunswick Corp.	26,464	2,665,719
Mattel, Inc.*	89,046	1,919,832
Polaris, Inc.(a)	16,084	1,767,792

		6,353,343

Life Sciences Tools & Services — 0.9%
ICON PLC (Ireland)*	10,756	3,331,133
PerkinElmer, Inc.	18,546	3,728,859
Syneos Health, Inc.*	11,662	1,197,454

		8,257,446

Machinery — 7.0%
AGCO Corp.	37,000	4,292,740
Colfax Corp.*	93,205	4,284,634
Ingersoll Rand, Inc.	113,704	7,034,867
ITT, Inc.	22,979	2,348,224
Kennametal, Inc.	101,665	3,650,790
Lincoln Electric Holdings, Inc.	19,700	2,747,559
Middleby Corp. (The)*	52,716	10,372,400
Oshkosh Corp.	27,000	3,043,170
PACCAR, Inc.	38,973	3,439,757
Parker-Hannifin Corp.	15,200	4,835,424
Stanley Black & Decker, Inc.	20,554	3,876,895
Toro Co. (The)	39,900	3,986,409
Westinghouse Air Brake Technologies Corp.	80,218	7,388,880

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Xylem, Inc.(a)	12,400	$1,487,008

		62,788,757

Media — 0.9%
Altice USA, Inc. (Class A Stock)*	56,903	920,691
Discovery, Inc. (Class C Stock)*(a)	65,182	1,492,668
Interpublic Group of Cos., Inc. (The)(a)	66,500	2,490,425
Liberty Broadband Corp. (Class C Stock)*	19,063	3,071,049

		7,974,833

Metals & Mining — 0.9%
Reliance Steel & Aluminum Co.	27,700	4,493,494
Steel Dynamics, Inc.	57,500	3,569,025

		8,062,519

Multiline Retail — 0.3%
Dollar Tree, Inc.*	21,482	3,018,651

Multi-Utilities — 1.6%
Ameren Corp.	27,336	2,433,177
CenterPoint Energy, Inc.	100,894	2,815,951
CMS Energy Corp.	46,614	3,032,241
Public Service Enterprise Group, Inc.	53,249	3,553,306
Sempra Energy	18,899	2,499,960

		14,334,635

Oil, Gas & Consumable Fuels — 4.1%
Coterra Energy, Inc.	269,624	5,122,856
Devon Energy Corp.(a)	170,498	7,510,437
Diamondback Energy, Inc.	71,518	7,713,216
Equitrans Midstream Corp.	50,428	521,426
Hess Corp.	30,771	2,277,977
Pioneer Natural Resources Co.	17,765	3,231,098
Plains GP Holdings LP (Class A Stock)*	159,787	1,620,240
Targa Resources Corp.	36,671	1,915,693
Valero Energy Corp.	93,270	7,005,510

		36,918,453

Pharmaceuticals — 0.4%
Organon & Co.	55,868	1,701,181
Viatris, Inc.	108,572	1,468,979

		3,170,160

Professional Services — 2.2%
Dun & Bradstreet Holdings, Inc.*	62,807	1,286,915
KBR, Inc.	106,587	5,075,673
Leidos Holdings, Inc.	117,975	10,487,978
ManpowerGroup, Inc.	26,800	2,608,444

		19,459,010

Road & Rail — 1.3%
J.B. Hunt Transport Services, Inc.	21,500	4,394,600
Knight-Swift Transportation Holdings, Inc.	36,544	2,226,991
Landstar System, Inc.	23,600	4,224,872

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Road & Rail (cont’d.)
XPO Logistics, Inc.*	16,025	$1,240,816

		12,087,279

Semiconductors & Semiconductor Equipment — 2.0%
MKS Instruments, Inc.	30,138	5,249,135
NXP Semiconductors NV (China)	16,742	3,813,493
ON Semiconductor Corp.*	53,393	3,626,453
Tower Semiconductor Ltd. (Israel)*	122,983	4,879,965

		17,569,046

Software — 0.2%
Verint Systems, Inc.*	26,267	1,379,280

Specialty Retail — 0.4%
Ross Stores, Inc.	19,900	2,274,172
Urban Outfitters, Inc.*	49,474	1,452,557

		3,726,729

Technology Hardware, Storage & Peripherals — 0.3%
Hewlett Packard Enterprise Co.	200,000	3,154,000

Textiles, Apparel & Luxury Goods — 1.3%
PVH Corp.	16,452	1,754,606
Skechers USA, Inc. (Class A Stock)*	56,800	2,465,120
Steven Madden Ltd.	71,127	3,305,271
VF Corp.	53,250	3,898,965

		11,423,962

Trading Companies & Distributors — 1.2%
AerCap Holdings NV (Ireland)*	93,432	6,112,321
United Rentals, Inc.*	7,650	2,542,019
Univar Solutions, Inc.*	75,257	2,133,536

		10,787,876

TOTAL COMMON STOCKS (cost $725,147,177)		864,854,815

EXCHANGE-TRADED FUNDS — 2.9%
iShares Russell Mid-Cap Value ETF	70,135	8,583,121
Vanguard Mid-Cap Value ETF	117,212	17,620,480

TOTAL EXCHANGE-TRADED FUNDS (cost $22,843,738)		26,203,601

TOTAL LONG-TERM INVESTMENTS (cost $747,990,915)		891,058,416

	Shares	Value
SHORT-TERM INVESTMENTS — 4.5%
AFFILIATED MUTUAL FUNDS — 4.3%
PGIM Core Ultra Short Bond Fund(wa)	8,526,121	$8,526,121
PGIM Institutional Money Market Fund (cost $30,067,326; includes $30,065,366 of cash collateral for securities on loan)(b)(wa)	30,088,388	30,067,326

TOTAL AFFILIATED MUTUAL FUNDS (cost $38,593,447)		38,593,447

UNAFFILIATED FUND — 0.2%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, (Institutional Shares)	2,373,909	2,373,909

(cost $2,373,909)
TOTAL SHORT-TERM INVESTMENTS (cost $40,967,356)		40,967,356

TOTAL INVESTMENTS—103.5% (cost $788,958,271)		932,025,772
Liabilities in excess of other assets — (3.5)%		(31,789,378)

NET ASSETS — 100.0%		$900,236,394

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $29,412,465; cash collateral of $30,065,366 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$17,694,324	$—	$—
Airlines	7,558,563	—	—
Auto Components	13,927,519	—	—
Banks	52,396,121	—	—
Beverages	2,269,583	—	—
Building Products	21,354,201	—	—
Capital Markets	19,310,260	—	—
Chemicals	50,524,555	—	—
Commercial Services & Supplies	11,495,743	—	—
Communications Equipment	20,451,564	—	—
Construction & Engineering	1,693,643	—	—
Construction Materials	2,652,457	—	—
Consumer Finance	6,383,702	—	—
Containers & Packaging	23,013,710	—	—
Distributors	5,081,660	—	—
Diversified Consumer Services	1,897,534	—	—
Diversified Financial Services	12,159,629	—	—
Electric Utilities	19,192,418	—	—
Electrical Equipment	18,826,471	—	—
Electronic Equipment, Instruments & Components	17,869,626	—	—
Energy Equipment & Services	1,307,341	—	—
Entertainment	4,892,823	—	—
Equity Real Estate Investment Trusts (REITs)	65,463,068	—	—
Food & Staples Retailing	14,511,999	—	—
Food Products	24,201,279	—	—
Gas Utilities	1,324,188	—	—
Health Care Equipment & Supplies	17,982,197	—	—
Health Care Providers & Services	37,231,888	—	—
Hotels, Restaurants & Leisure	27,189,629	—	—
Household Durables	9,948,575	—	—
Household Products	2,942,444	—	—
Independent Power & Renewable Electricity Producers	3,344,458	—	—
Insurance	75,583,924	—	—
Interactive Media & Services	50,460	—	—
IT Services	22,661,280	—	—
Leisure Products	6,353,343	—	—
Life Sciences Tools & Services	8,257,446	—	—
Machinery	62,788,757	—	—
Media	7,974,833	—	—
Metals & Mining	8,062,519	—	—
Multiline Retail	3,018,651	—	—
Multi-Utilities	14,334,635	—	—
Oil, Gas & Consumable Fuels	36,918,453	—	—
Pharmaceuticals	3,170,160	—	—
Professional Services	19,459,010	—	—
Road & Rail	12,087,279	—	—
Semiconductors & Semiconductor Equipment	17,569,046	—	—
Software	1,379,280	—	—
Specialty Retail	3,726,729	—	—
Technology Hardware, Storage & Peripherals	3,154,000	—	—
Textiles, Apparel & Luxury Goods	11,423,962	—	—
Trading Companies & Distributors	10,787,876	—	—
Exchange-Traded Funds	26,203,601	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$38,593,447	$—	$—
Unaffiliated Fund	2,373,909	—	—

Total	$932,025,772	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Insurance	8.4%
Equity Real Estate Investment Trusts (REITs)	7.3
Machinery	7.0
Banks	5.8
Chemicals	5.6
Affiliated Mutual Funds (3.3% represents investments purchased with collateral from securities on loan)	4.3
Health Care Providers & Services	4.1
Oil, Gas & Consumable Fuels	4.1
Hotels, Restaurants & Leisure	3.0
Exchange-Traded Funds	2.9
Food Products	2.7
Containers & Packaging	2.6
IT Services	2.5
Building Products	2.4
Communications Equipment	2.3
Professional Services	2.2
Capital Markets	2.1
Electric Utilities	2.1
Electrical Equipment	2.1
Health Care Equipment & Supplies	2.0
Electronic Equipment, Instruments & Components	2.0
Aerospace & Defense	2.0
Semiconductors & Semiconductor Equipment	2.0
Food & Staples Retailing	1.6
Multi-Utilities	1.6
Auto Components	1.5
Diversified Financial Services	1.4
Road & Rail	1.3
Commercial Services & Supplies	1.3
Textiles, Apparel & Luxury Goods	1.3

Trading Companies & Distributors	1.2%
Household Durables	1.1
Life Sciences Tools & Services	0.9
Metals & Mining	0.9
Media	0.9
Airlines	0.8
Consumer Finance	0.7
Leisure Products	0.7
Distributors	0.6
Entertainment	0.5
Specialty Retail	0.4
Independent Power & Renewable Electricity Producers	0.4
Pharmaceuticals	0.4
Technology Hardware, Storage & Peripherals	0.3
Multiline Retail	0.3
Household Products	0.3
Construction Materials	0.3
Beverages	0.3
Unaffiliated Fund	0.2
Diversified Consumer Services	0.2
Construction & Engineering	0.2
Software	0.2
Gas Utilities	0.1
Energy Equipment & Services	0.1
Interactive Media & Services	0.0 *

103.5
Liabilities in excess of other assets	(3.5)

100.0%

* Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$29,412,465	$(29,412,465)	$—

(1) Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $29,412,465:
Unaffiliated investments (cost $750,364,824)	$893,432,325
Affiliated investments (cost $38,593,447)	38,593,447
Dividends receivable	941,769
Receivable for investments sold	374,440
Tax reclaim receivable	6,382
Prepaid expenses	7,066

Total Assets	933,355,429

LIABILITIES
Payable to broker for collateral for securities on loan	30,065,366
Payable for Portfolio shares purchased	2,425,551
Management fee payable	305,037
Payable for investments purchased	201,876
Accrued expenses and other liabilities	89,946
Distribution fee payable	24,675
Payable to affiliate	5,473
Trustees’ fees payable	660
Affiliated transfer agent fee payable	451

Total Liabilities	33,119,035

NET ASSETS	$900,236,394

Net assets were comprised of:
Partners’ Equity	$900,236,394

Net asset value and redemption price per share, $900,236,394 / 19,431,571 outstanding shares of beneficial interest	$46.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $30,755 foreign withholding tax, of which $279 is reimbursable by an affiliate)	$16,646,767
Income from securities lending, net (including affiliated income of $20,599)	56,821
Affiliated dividend income	9,844

Total income	16,713,432

EXPENSES
Management fee	7,085,792
Distribution fee	2,466,474
Custodian and accounting fees	152,802
Audit fee	29,201
Legal fees and expenses	26,533
Trustees’ fees	22,920
Shareholders’ reports	13,917
Transfer agent’s fees and expenses (including affiliated expense of $3,029)	7,430
Miscellaneous	35,422

Total expenses	9,840,491
Less: Fee waiver and/or expense reimbursement	(225,042)

Net expenses	9,615,449

NET INVESTMENT INCOME (LOSS)	7,097,983

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(4,814))	283,536,914
In-kind redemption(1)	62,468,079
Foreign currency transactions	2,981

346,007,974

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $6,960)	(59,483,354)
Foreign currencies	92

(59,483,262)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	286,524,712

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$293,622,695

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$7,097,983	$8,333,487
Net realized gain (loss) on investment and foreign currency transactions	346,007,974	(43,840,496)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(59,483,262)	3,127,867

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	293,622,695	(32,379,142)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [505,816 and 12,651,994 shares, respectively]	20,845,337	314,048,053
Portfolio shares issued in merger [8,520,487 and 0 shares, respectively]	329,231,610	—
Portfolio shares purchased [12,624,351 and 13,661,715 shares, respectively]	(541,880,473)	(331,954,379)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(191,803,526)	(17,906,326)

TOTAL INCREASE (DECREASE)	101,819,169	(50,285,468)
NET ASSETS:
Beginning of year	798,417,225	848,702,693

End of year	$900,236,394	$798,417,225

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 97.4%

COMMON STOCKS — 94.4%
Aerospace & Defense — 0.4%
Kratos Defense & Security Solutions, Inc.*	207,843	$4,032,154

Air Freight & Logistics — 1.4%
Forward Air Corp.	107,051	12,962,805

Airlines — 0.3%
Sun Country Airlines Holdings, Inc.*	106,704	2,907,684

Auto Components — 1.1%
Visteon Corp.*	94,530	10,506,064

Automobiles — 0.3%
Winnebago Industries, Inc.(a)	41,232	3,089,101

Banks — 6.1%
Customers Bancorp, Inc.*	53,049	3,467,813
Eastern Bankshares, Inc.(a)	292,787	5,905,514
First Bancorp	132,402	6,053,420
Live Oak Bancshares, Inc.(a)	80,997	7,070,228
OceanFirst Financial Corp.	175,226	3,890,017
Pacific Premier Bancorp, Inc.	197,903	7,922,057
Silvergate Capital Corp. (Class A Stock)*(a)	26,209	3,884,174
SouthState Corp.	23,075	1,848,538
Triumph Bancorp, Inc.*	37,111	4,419,178
Veritex Holdings, Inc.	148,845	5,921,054
Webster Financial Corp.	114,299	6,382,456

		56,764,449

Beverages — 0.2%
Zevia PBC (Class A Stock)*(a)	292,119	2,059,439

Biotechnology — 9.0%
ACADIA Pharmaceuticals, Inc.*	129,852	3,030,746
Alkermes PLC*	182,199	4,237,949
Allogene Therapeutics, Inc.*	93,226	1,390,932
ALX Oncology Holdings, Inc.*(a)	43,155	927,401
Applied Therapeutics, Inc.*(a)	116,056	1,038,701
Arena Pharmaceuticals, Inc.*	39,140	3,637,672
Argenx SE (Netherlands), ADR*	6,852	2,399,502
Biohaven Pharmaceutical Holding Co. Ltd.*(a)	48,398	6,669,728
Blueprint Medicines Corp.*	34,383	3,682,763
CRISPR Therapeutics AG (Switzerland)*(a)	15,188	1,150,947
Curis, Inc.*	386,961	1,841,934
Fate Therapeutics, Inc.*	30,812	1,802,810
Gossamer Bio, Inc.*(a)	336,109	3,801,393
IGM Biosciences, Inc.*(a)	42,533	1,247,493
Imago Biosciences, Inc.*(a)	102,018	2,418,847
Instil Bio, Inc.*(a)	74,262	1,270,623
Intellia Therapeutics, Inc.*	17,840	2,109,402
Karuna Therapeutics, Inc.*	37,994	4,977,214
Kura Oncology, Inc.*	103,721	1,452,094
Magenta Therapeutics, Inc.*(a)	162,988	722,037
MannKind Corp.*(a)	1,009,969	4,413,564
MeiraGTx Holdings PLC*	96,414	2,288,868
Nurix Therapeutics, Inc.*(a)	86,536	2,505,217
PMV Pharmaceuticals, Inc.*(a)	56,968	1,315,961
Relay Therapeutics, Inc.*(a)	51,030	1,567,131

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (cont’d.)
Repare Therapeutics, Inc. (Canada)*(a)	51,121	$1,078,142
Replimune Group, Inc.*	188,862	5,118,160
Ultragenyx Pharmaceutical, Inc.*	38,278	3,218,797
United Therapeutics Corp.*	32,707	7,067,328
Xencor, Inc.*	66,594	2,671,751
Zentalis Pharmaceuticals, Inc.*(a)	37,735	3,172,004

		84,227,111

Building Products — 1.8%
AZEK Co., Inc. (The)*	85,135	3,936,643
Masonite International Corp.*	25,036	2,952,996
Simpson Manufacturing Co., Inc.	44,413	6,176,516
Trex Co., Inc.*	27,272	3,682,538

		16,748,693

Capital Markets — 1.8%
Houlihan Lokey, Inc.	48,448	5,015,337
Moelis & Co. (Class A Stock)	162,617	10,165,189
Trinity Capital, Inc.	107,600	1,891,608

		17,072,134

Chemicals — 0.8%
Avient Corp.	137,965	7,719,142

Commercial Services & Supplies — 2.1%
Aris Water Solution, Inc. (Class A Stock)*	88,020	1,139,859
IAA, Inc.*	83,688	4,236,287
Montrose Environmental Group, Inc.*	104,428	7,363,218
Tetra Tech, Inc.	39,301	6,673,310

		19,412,674

Communications Equipment — 0.6%
Viavi Solutions, Inc.*	309,698	5,456,879

Construction & Engineering — 2.6%
Ameresco, Inc. (Class A Stock)*(a)	111,135	9,050,835
MasTec, Inc.*(a)	78,300	7,225,524
NV5 Global, Inc.*	56,910	7,860,409

		24,136,768

Diversified Consumer Services — 0.3%
Chegg, Inc.*	78,641	2,414,279
Udemy, Inc.*(a)	21,450	419,133

		2,833,412

Diversified Telecommunication Services — 0.4%
Bandwidth, Inc. (Class A Stock)*	28,209	2,024,278
Cogent Communications Holdings, Inc.	29,816	2,181,935

		4,206,213

Electrical Equipment — 1.3%
Babcock & Wilcox Enterprises, Inc.*	106,348	959,259
Generac Holdings, Inc.*	4,710	1,657,543
Regal Rexnord Corp.(a)	47,403	8,067,043
Shoals Technologies Group, Inc. (Class A Stock)*(a)	80,610	1,958,823

		12,642,668

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components — 0.5%
908 Devices, Inc.*(a)	56,261	$1,455,472
FARO Technologies, Inc.*	46,706	3,270,354

		4,725,826

Energy Equipment & Services — 0.9%
Aspen Aerogels, Inc.*	114,131	5,682,583
Cactus, Inc. (Class A Stock)	64,386	2,455,038

		8,137,621

Entertainment — 0.1%
Cinemark Holdings, Inc.*(a)	66,630	1,074,076

Equity Real Estate Investment Trusts (REITs) — 1.2%
Ryman Hospitality Properties, Inc.*	117,747	10,828,014

Food & Staples Retailing — 0.8%
Performance Food Group Co.*(a)	164,509	7,549,318

Food Products — 1.7%
Freshpet, Inc.*	68,191	6,496,557
Simply Good Foods Co. (The)*	216,250	8,989,512

		15,486,069

Health Care Equipment & Supplies — 3.6%
AtriCure, Inc.*	148,406	10,318,669
CVRx, Inc.*	78,340	958,098
Integer Holdings Corp.*	46,650	3,992,774
Merit Medical Systems, Inc.*	95,264	5,934,947
SeaSpine Holdings Corp.*	145,783	1,985,564
Silk Road Medical, Inc.*	79,667	3,394,611
STAAR Surgical Co.*	47,988	4,381,304
TransMedics Group, Inc.*(a)	50,766	972,677
Treace Medical Concepts, Inc.*(a)	72,933	1,359,471

		33,298,115

Health Care Providers & Services — 2.2%
AdaptHealth Corp.*(a)	95,950	2,346,937
Castle Biosciences, Inc.*	51,678	2,215,436
LHC Group, Inc.*	24,769	3,399,050
R1 RCM, Inc.*	235,244	5,996,369
Surgery Partners, Inc.*	118,158	6,310,819

		20,268,611

Health Care Technology — 0.6%
Inspire Medical Systems, Inc.*	22,931	5,275,506

Hotels, Restaurants & Leisure — 8.3%
BJ’s Restaurants, Inc.*(a)	74,032	2,557,806
Bloomin’ Brands, Inc.*	246,173	5,164,709
Churchill Downs, Inc.	62,902	15,153,092
Chuy’s Holdings, Inc.*(a)	89,362	2,691,583
Dave & Buster’s Entertainment, Inc.*(a)	154,747	5,942,285
Everi Holdings, Inc.*	317,517	6,778,988
Jack in the Box, Inc.	74,699	6,534,668
Lindblad Expeditions Holdings, Inc.*(a)	191,286	2,984,062
Noodles & Co.*(a)	221,134	2,005,685
Planet Fitness, Inc. (Class A Stock)*	132,582	12,009,278
Portillo’s, Inc. (Class A Stock)*(a)	43,120	1,618,725
SeaWorld Entertainment, Inc.*	120,457	7,812,841
Six Flags Entertainment Corp.*	145,895	6,212,209

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Sweetgreen, Inc. (Class A Stock)*(a)	12,600	$403,200

		77,869,131

Household Durables — 0.9%
TopBuild Corp.*(a)	30,012	8,280,611

Insurance — 1.4%
BRP Group, Inc. (Class A Stock)*	204,863	7,397,603
Palomar Holdings, Inc.*	83,725	5,422,868

		12,820,471

Interactive Media & Services — 0.1%
MediaAlpha, Inc. (Class A Stock)*(a)	67,221	1,037,892

IT Services — 3.5%
DigitalOcean Holdings, Inc.*	61,810	4,965,197
Jack Henry & Associates, Inc.(a)	33,215	5,546,573
LiveRamp Holdings, Inc.*	103,592	4,967,236
Perficient, Inc.*(a)	73,151	9,457,693
Remitly Global, Inc.*(a)	62,400	1,286,688
Shift4 Payments, Inc. (Class A Stock)*(a)	78,576	4,551,908
Wix.com Ltd. (Israel)*(a)	13,350	2,106,496

		32,881,791

Leisure Products — 0.9%
Hayward Holdings, Inc.*(a)	112,366	2,947,360
Latham Group, Inc.*(a)	23,730	593,962
YETI Holdings, Inc.*(a)	57,084	4,728,268

		8,269,590

Life Sciences Tools & Services — 3.6%
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	162,601	6,812,982
Medpace Holdings, Inc.*	35,952	7,824,593
NanoString Technologies, Inc.*	65,447	2,763,827
NeoGenomics, Inc.*	272,416	9,294,834
Repligen Corp.*	26,336	6,974,826

		33,671,062

Machinery — 4.4%
Altra Industrial Motion Corp.	72,517	3,739,702
Astec Industries, Inc.	73,447	5,087,674
Chart Industries, Inc.*(a)	114,248	18,221,413
Evoqua Water Technologies Corp.*	147,870	6,912,922
Terex Corp.	170,559	7,496,068

		41,457,779

Media — 0.4%
Magnite, Inc.*(a)	191,244	3,346,770

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	30,194	1,603,905

Oil, Gas & Consumable Fuels — 0.6%
Chesapeake Energy Corp.(a)	92,872	5,992,101

Personal Products — 0.3%
BellRing Brands, Inc. (Class A Stock)*(a)	72,178	2,059,238

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Personal Products (cont’d.)
Thorne HealthTech, Inc.*	130,890	$812,827

		2,872,065

Pharmaceuticals — 1.0%
ANI Pharmaceuticals, Inc.*	16,178	745,482
Arvinas, Inc.*	58,998	4,846,096
Collegium Pharmaceutical, Inc.*	107,318	2,004,700
Ocular Therapeutix, Inc.*	204,701	1,426,766
Reata Pharmaceuticals, Inc. (Class A Stock)*(a)	32,475	856,366

		9,879,410

Professional Services — 1.5%
First Advantage Corp.*	192,948	3,673,730
HireRight Holdings Corp.*(a)	155,910	2,494,560
Sterling Check Corp.*(a)	110,400	2,264,304
TriNet Group, Inc.*	54,553	5,196,719

		13,629,313

Semiconductors & Semiconductor Equipment — 8.7%
Azenta, Inc.	73,872	7,616,942
Cohu, Inc.*	100,015	3,809,571
Diodes, Inc.*	57,574	6,322,201
FormFactor, Inc.*	69,264	3,166,750
Lattice Semiconductor Corp.*	151,390	11,666,114
MACOM Technology Solutions Holdings, Inc.*	160,132	12,538,336
MaxLinear, Inc.*	148,560	11,199,938
Onto Innovation, Inc.*	80,787	8,178,068
Semtech Corp.*	81,126	7,214,535
SkyWater Technology, Inc.*(a)	165,310	2,681,328
Universal Display Corp.	40,796	6,732,564

		81,126,347

Software — 7.9%
Alteryx, Inc. (Class A Stock)*	39,832	2,409,836
Clearwater Analytics Holdings, Inc. (Class A Stock)*(a)	94,300	2,167,014
Enfusion, Inc. (Class A Stock)*(a)	33,130	693,742
Everbridge, Inc.*	28,013	1,886,115
ForgeRock, Inc. (Class A Stock)*(a)	70,900	1,892,321
HashiCorp, Inc. (Class A Stock)*(a)	24,300	2,212,272
Jamf Holding Corp.*(a)	215,165	8,178,422
LivePerson, Inc.*(a)	65,011	2,322,193
Model N, Inc.*(a)	131,208	3,940,176
Ping Identity Holding Corp.*(a)	134,711	3,082,188
Q2 Holdings, Inc.*(a)	35,680	2,834,419
Rapid7, Inc.*(a)	161,232	18,975,394
Riot Blockchain, Inc.*(a)	68,299	1,525,117
Sailpoint Technologies Holdings, Inc.*	133,616	6,458,998
Sumo Logic, Inc.*(a)	98,868	1,340,650
Tenable Holdings, Inc.*	110,348	6,076,864
Varonis Systems, Inc.*	153,223	7,474,218

		73,469,939

Specialty Retail — 3.5%
Arhaus, Inc.*(a)	161,118	2,134,813
Children’s Place, Inc. (The)*	88,747	7,036,750

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Dick’s Sporting Goods, Inc.(a)	31,920	$3,670,481
Five Below, Inc.*	20,434	4,227,590
National Vision Holdings, Inc.*(a)	237,506	11,397,913
Petco Health & Wellness Co., Inc.*(a)	131,586	2,604,087
Tilly’s, Inc. (Class A Stock)	124,108	1,999,380

		33,071,014

Technology Hardware, Storage & Peripherals — 1.4%
Pure Storage, Inc. (Class A Stock)*	234,967	7,648,176
Super Micro Computer, Inc.*	130,455	5,733,497

		13,381,673

Textiles, Apparel & Luxury Goods — 0.9%
PVH Corp.	39,903	4,255,655
Tapestry, Inc.	102,568	4,164,261

		8,419,916

Thrifts & Mortgage Finance — 0.3%
Essent Group Ltd.	54,070	2,461,807

Trading Companies & Distributors — 2.5%
Boise Cascade Co.	93,432	6,652,359
H&E Equipment Services, Inc.	50,997	2,257,637
Herc Holdings, Inc.	90,431	14,156,973

		23,066,969

TOTAL COMMON STOCKS (cost $650,403,351)		882,030,102

EXCHANGE-TRADED FUNDS — 3.0%
iShares Russell 2000 Growth ETF	50,272	14,732,210
Vanguard Small-Cap Growth ETF	46,280	13,041,241

TOTAL EXCHANGE-TRADED FUNDS (cost $28,759,645)		27,773,451

TOTAL LONG-TERM INVESTMENTS (cost $679,162,996)		909,803,553

SHORT-TERM INVESTMENTS — 17.8%

AFFILIATED MUTUAL FUNDS — 16.4%
PGIM Core Ultra Short Bond Fund(wa)	13,259,932	13,259,932
PGIM Institutional Money Market Fund (cost $139,418,522; includes $139,409,113 of cash collateral for securities on loan)(b)(wa)	139,506,039	139,408,385

TOTAL AFFILIATED MUTUAL FUNDS (cost $152,678,454)		152,668,317

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

UNAFFILIATED FUND — 1.4%
BlackRock Liquidity FedFund, (Institutional Shares)	13,466,889	$13,466,889

(cost $13,466,889)

TOTAL SHORT-TERM INVESTMENTS (cost $166,145,343)		166,135,206

TOTAL INVESTMENTS—115.2% (cost $845,308,339)		1,075,938,759
Liabilities in excess of other assets — (15.2)%		(141,794,144)

NET ASSETS — 100.0%		$934,144,615

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $135,344,547; cash collateral of $139,409,113 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$4,032,154	$—	$—
Air Freight & Logistics	12,962,805	—	—
Airlines	2,907,684	—	—
Auto Components	10,506,064	—	—
Automobiles	3,089,101	—	—
Banks	56,764,449	—	—
Beverages	2,059,439	—	—
Biotechnology	84,227,111	—	—
Building Products	16,748,693	—	—
Capital Markets	17,072,134	—	—
Chemicals	7,719,142	—	—
Commercial Services & Supplies	19,412,674	—	—
Communications Equipment	5,456,879	—	—
Construction & Engineering	24,136,768	—	—
Diversified Consumer Services	2,833,412	—	—
Diversified Telecommunication Services	4,206,213	—	—
Electrical Equipment	12,642,668	—	—
Electronic Equipment, Instruments & Components	4,725,826	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Energy Equipment & Services	$8,137,621	$—	$—
Entertainment	1,074,076	—	—
Equity Real Estate Investment Trusts (REITs)	10,828,014	—	—
Food & Staples Retailing	7,549,318	—	—
Food Products	15,486,069	—	—
Health Care Equipment & Supplies	33,298,115	—	—
Health Care Providers & Services	20,268,611	—	—
Health Care Technology	5,275,506	—	—
Hotels, Restaurants & Leisure	77,869,131	—	—
Household Durables	8,280,611	—	—
Insurance	12,820,471	—	—
Interactive Media & Services	1,037,892	—	—
IT Services	32,881,791	—	—
Leisure Products	8,269,590	—	—
Life Sciences Tools & Services	33,671,062	—	—
Machinery	41,457,779	—	—
Media	3,346,770	—	—
Mortgage Real Estate Investment Trusts (REITs)	1,603,905	—	—
Oil, Gas & Consumable Fuels	5,992,101	—	—
Personal Products	2,872,065	—	—
Pharmaceuticals	9,879,410	—	—
Professional Services	13,629,313	—	—
Semiconductors & Semiconductor Equipment	81,126,347	—	—
Software	73,469,939	—	—
Specialty Retail	33,071,014	—	—
Technology Hardware, Storage & Peripherals	13,381,673	—	—
Textiles, Apparel & Luxury Goods	8,419,916	—	—
Thrifts & Mortgage Finance	2,461,807	—	—
Trading Companies & Distributors	23,066,969	—	—
Exchange-Traded Funds	27,773,451	—	—
Short-Term Investments
Affiliated Mutual Funds	152,668,317	—	—
Unaffiliated Fund	13,466,889	—	—

Total	$1,075,938,759	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (14.9% represents investments purchased with collateral from securities on loan)	16.4%
Biotechnology	9.0
Semiconductors & Semiconductor Equipment	8.7
Hotels, Restaurants & Leisure	8.3
Software	7.9
Banks	6.1
Machinery	4.4
Life Sciences Tools & Services	3.6
Health Care Equipment & Supplies	3.6
Specialty Retail	3.5
IT Services	3.5
Exchange-Traded Funds	3.0
Construction & Engineering	2.6
Trading Companies & Distributors	2.5
Health Care Providers & Services	2.2

Commercial Services & Supplies	2.1%
Capital Markets	1.8
Building Products	1.8
Food Products	1.7
Professional Services	1.5
Unaffiliated Fund	1.4
Technology Hardware, Storage & Peripherals	1.4
Air Freight & Logistics	1.4
Insurance	1.4
Electrical Equipment	1.3
Equity Real Estate Investment Trusts (REITs)	1.2
Auto Components	1.1
Pharmaceuticals	1.0
Textiles, Apparel & Luxury Goods	0.9
Household Durables	0.9
Leisure Products	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Energy Equipment & Services	0.9%
Chemicals	0.8
Food & Staples Retailing	0.8
Oil, Gas & Consumable Fuels	0.6
Communications Equipment	0.6
Health Care Technology	0.6
Electronic Equipment, Instruments & Components	0.5
Diversified Telecommunication Services	0.4
Aerospace & Defense	0.4
Media	0.4
Automobiles	0.3
Airlines	0.3

Personal Products	0.3%
Diversified Consumer Services	0.3
Thrifts & Mortgage Finance	0.3
Beverages	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Entertainment	0.1
Interactive Media & Services	0.1

115.2
Liabilities in excess of other assets	(15.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$135,344,547	$(135,344,547)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $135,344,547:
Unaffiliated investments (cost $692,629,885)	$923,270,442
Affiliated investments (cost $152,678,454)	152,668,317
Receivable for investments sold	510,062
Dividends receivable	193,110
Receivable for Portfolio shares sold	13,357
Prepaid expenses	7,653

Total Assets	1,076,662,941

LIABILITIES
Payable to broker for collateral for securities on loan	139,409,113
Payable for investments purchased	2,506,066
Management fee payable	339,197
Accrued expenses and other liabilities	146,796
Payable for Portfolio shares purchased	90,372
Distribution fee payable	25,661
Trustees’ fees payable	670
Affiliated transfer agent fee payable	451

Total Liabilities	142,518,326

NET ASSETS	$934,144,615

Net assets were comprised of:
Partners’ Equity	$934,144,615

Net asset value and redemption price per share, $934,144,615 / 11,351,753 outstanding shares of beneficial interest	$82.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$3,159,918
Income from securities lending, net (including affiliated income of $107,446)	218,246
Affiliated dividend income	10,214

Total income	3,388,378

EXPENSES
Management fee	7,207,225
Distribution fee	2,509,689
Custodian and accounting fees	119,594
Audit fee	27,000
Legal fees and expenses	24,090
Trustees’ fees	22,080
Shareholders’ reports	8,714
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	30,812

Total expenses	9,956,627
Less: Fee waiver and/or expense reimbursement	(40,155)

Net expenses	9,916,472

NET INVESTMENT INCOME (LOSS)	(6,528,094)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(47,393))	149,612,287
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $14,736)	(94,867,946)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	54,744,341

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$48,216,247

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(6,528,094)	$(3,563,861)
Net realized gain (loss) on investment transactions	149,612,287	150,689,657
Net change in unrealized appreciation (depreciation) on investments	(94,867,946)	152,713,868

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48,216,247	299,839,664

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [924,858 and 5,203,224 shares, respectively]	75,950,922	243,431,882
Portfolio shares purchased [2,427,388 and 8,610,826 shares, respectively]	(201,898,803)	(394,060,441)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(125,947,881)	(150,628,559)

TOTAL INCREASE (DECREASE)	(77,731,634)	149,211,105
NET ASSETS:
Beginning of year	1,011,876,249	862,665,144

End of year	$934,144,615	$1,011,876,249

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.3%

COMMON STOCKS — 96.4%
Aerospace & Defense — 0.5%
Curtiss-Wright Corp.	24,456	$3,391,314

Auto Components — 2.1%
Fox Factory Holding Corp.*	57,625	9,802,012
Gentherm, Inc.*	22,320	1,939,608
Patrick Industries, Inc.	50,865	4,104,297

		15,845,917

Automobiles — 0.5%
Thor Industries, Inc.(a)	38,799	4,026,172

Banks — 2.1%
Customers Bancorp, Inc.*	22,200	1,451,214
PacWest Bancorp	29,500	1,332,515
Synovus Financial Corp.	67,959	3,253,197
Triumph Bancorp, Inc.*	40,356	4,805,592
Western Alliance Bancorp	28,052	3,019,798
Wintrust Financial Corp.	24,790	2,251,428

		16,113,744

Beverages — 0.2%
Celsius Holdings, Inc.*(a)	17,150	1,278,875

Biotechnology — 11.7%
Akero Therapeutics, Inc.*(a)	56,395	1,192,754
ALX Oncology Holdings, Inc.*(a)	38,479	826,914
Apellis Pharmaceuticals, Inc.*	107,763	5,095,035
Arena Pharmaceuticals, Inc.*	30,511	2,835,692
Arrowhead Pharmaceuticals, Inc.*	17,523	1,161,775
Avidity Biosciences, Inc.*(a)	49,501	1,176,639
Beam Therapeutics, Inc.*(a)	25,320	2,017,751
Bicycle Therapeutics PLC (United Kingdom), ADR*(a)	21,670	1,319,053
BioAtla, Inc.*(a)	31,708	622,428
Biohaven Pharmaceutical Holding Co. Ltd.*	10,120	1,394,637
Blueprint Medicines Corp.*	56,330	6,033,506
Celldex Therapeutics, Inc.*	59,702	2,306,885
Compass Pathways PLC (United Kingdom), ADR*(a)	35,000	773,500
Cytokinetics, Inc.*(a)	66,293	3,021,635
DermTech, Inc.*(a)	40,350	637,530
Dyne Therapeutics, Inc.*(a)	57,865	688,015
Editas Medicine, Inc.*(a)	49,230	1,307,056
Equillium, Inc.*(a)	149,270	559,763
Fate Therapeutics, Inc.*	61,081	3,573,849
Heron Therapeutics, Inc.*(a)	136,346	1,244,839
ImmunoGen, Inc.*(a)	243,408	1,806,087
Intellia Therapeutics, Inc.*	46,683	5,519,798
KalVista Pharmaceuticals, Inc.*	68,018	899,878
Karuna Therapeutics, Inc.*	32,819	4,299,289
Kodiak Sciences, Inc.*(a)	25,508	2,162,568
Kronos Bio, Inc.*(a)	58,440	794,200
Kymera Therapeutics, Inc.*	44,049	2,796,671
Madrigal Pharmaceuticals, Inc.*	21,676	1,836,824
Mersana Therapeutics, Inc.*	147,797	919,297
Mirati Therapeutics, Inc.*	12,230	1,794,019
Opthea Ltd. (Australia), ADR*	71,690	537,675
ORIC Pharmaceuticals, Inc.*(a)	77,240	1,135,428
PMV Pharmaceuticals, Inc.*(a)	48,870	1,128,897

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
PTC Therapeutics, Inc.*	65,336	$2,602,333
RAPT Therapeutics, Inc.*	61,208	2,248,170
Replimune Group, Inc.*	42,140	1,141,994
REVOLUTION Medicines, Inc.*(a)	51,679	1,300,760
Rubius Therapeutics, Inc.*(a)	114,930	1,112,522
Sarepta Therapeutics, Inc.*	20,900	1,882,045
Scholar Rock Holding Corp.*(a)	101,613	2,524,067
SpringWorks Therapeutics, Inc.*	33,410	2,070,752
Syndax Pharmaceuticals, Inc.*	95,537	2,091,305
TCR2 Therapeutics, Inc.*	85,669	399,218
TG Therapeutics, Inc.*	77,770	1,477,630
Turning Point Therapeutics, Inc.*	30,368	1,448,554
Twist Bioscience Corp.*(a)	21,620	1,673,172
Veracyte, Inc.*	43,596	1,796,155
Y-mAbs Therapeutics, Inc.*(a)	61,559	997,871

		88,186,435

Building Products — 2.3%
Advanced Drainage Systems, Inc.	13,080	1,780,581
Armstrong World Industries, Inc.	31,250	3,628,750
AZEK Co., Inc. (The)*	33,800	1,562,912
Builders FirstSource, Inc.*	26,068	2,234,288
Simpson Manufacturing Co., Inc.	21,260	2,956,628
Zurn Water Solutions Corp.(a)	141,215	5,140,226

		17,303,385

Capital Markets — 1.0%
Focus Financial Partners, Inc. (Class A Stock)*	47,440	2,833,117
Open Lending Corp. (Class A Stock)*	60,310	1,355,769
Stifel Financial Corp.	51,051	3,595,011

		7,783,897

Chemicals — 0.9%
Axalta Coating Systems Ltd.*	143,501	4,752,753
Ingevity Corp.*	30,635	2,196,530

		6,949,283

Commercial Services & Supplies — 1.3%
Clean Harbors, Inc.*	20,495	2,044,786
Tetra Tech, Inc.	32,734	5,558,234
Viad Corp.*	56,923	2,435,735

		10,038,755

Communications Equipment — 0.5%
Lumentum Holdings, Inc.*	38,840	4,108,107

Construction & Engineering — 1.5%
Arcosa, Inc.	47,850	2,521,695
WillScot Mobile Mini Holdings Corp.*	221,063	9,028,213

		11,549,908

Construction Materials — 0.5%
Summit Materials, Inc. (Class A Stock)*	91,650	3,678,831

Consumer Finance — 1.3%
Green Dot Corp. (Class A Stock)*	24,950	904,188
OneMain Holdings, Inc.	74,626	3,734,285
PRA Group, Inc.*	37,430	1,879,360

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Consumer Finance (cont’d.)
PROG Holdings, Inc.*	67,470	$3,043,572

		9,561,405

Containers & Packaging — 0.2%
Ranpak Holdings Corp.*	41,896	1,574,452

Diversified Consumer Services — 0.5%
Mister Car Wash, Inc.*(a)	202,879	3,694,427

Diversified Telecommunication Services — 0.6%
Bandwidth, Inc. (Class A Stock)*	63,002	4,521,024

Electronic Equipment, Instruments & Components — 1.9%
Advanced Energy Industries, Inc.	54,740	4,984,624
II-VI, Inc.*(a)	73,629	5,031,070
Insight Enterprises, Inc.*(a)	40,435	4,310,371

		14,326,065

Equity Real Estate Investment Trusts (REITs) — 3.5%
Essential Properties Realty Trust, Inc.	139,244	4,014,405
Independence Realty Trust, Inc.(a)	191,029	4,934,279
National Storage Affiliates Trust	33,920	2,347,264
PS Business Parks, Inc.	26,455	4,872,217
Rexford Industrial Realty, Inc.	66,473	5,391,625
Ryman Hospitality Properties, Inc.*	47,439	4,362,490

		25,922,280

Food & Staples Retailing — 1.0%
BJ’s Wholesale Club Holdings, Inc.*	32,480	2,175,186
Performance Food Group Co.*	117,608	5,397,031

		7,572,217

Food Products — 2.0%
Freshpet, Inc.*	59,823	5,699,337
Lancaster Colony Corp.	22,153	3,668,537
Simply Good Foods Co. (The)*	71,638	2,977,992
Sovos Brands, Inc.*	176,884	2,662,104

		15,007,970

Health Care Equipment & Supplies — 4.4%
AtriCure, Inc.*	39,929	2,776,263
Axonics, Inc.*(a)	20,130	1,127,280
CONMED Corp.	11,860	1,681,274
CryoPort, Inc.*(a)	47,050	2,783,949
Glaukos Corp.*	44,157	1,962,337
Globus Medical, Inc. (Class A Stock)*	53,264	3,845,661
Integer Holdings Corp.*	43,361	3,711,268
Integra LifeSciences Holdings Corp.*	61,752	4,136,766
LivaNova PLC*	13,380	1,169,813
Nevro Corp.*	44,024	3,569,026
Shockwave Medical, Inc.*	10,210	1,820,749
Tandem Diabetes Care, Inc.*	28,208	4,245,868

		32,830,254

Health Care Providers & Services — 4.0%
Amedisys, Inc.*	10,300	1,667,364
Covetrus, Inc.*	107,282	2,142,422
HealthEquity, Inc.*	43,070	1,905,417
LHC Group, Inc.*	49,171	6,747,736
ModivCare, Inc.*	16,931	2,510,698

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Owens & Minor, Inc.	95,780	$4,166,430
R1 RCM, Inc.*	288,270	7,348,002
Surgery Partners, Inc.*	68,050	3,634,550

		30,122,619

Health Care Technology — 2.9%
Health Catalyst, Inc.*(a)	113,146	4,482,845
Inspire Medical Systems, Inc.*	12,640	2,907,958
Omnicell, Inc.*	63,683	11,490,959
Vocera Communications, Inc.*(a)	43,370	2,812,111

		21,693,873

Hotels, Restaurants & Leisure — 4.7%
BJ’s Restaurants, Inc.*	96,599	3,337,495
Churchill Downs, Inc.	19,285	4,645,756
GAN Ltd. (United Kingdom)*(a)	199,179	1,830,455
Papa John’s International, Inc.	18,140	2,421,146
Penn National Gaming, Inc.*(a)	62,576	3,244,566
Planet Fitness, Inc. (Class A Stock)*	32,810	2,971,930
Texas Roadhouse, Inc.	67,502	6,026,578
Wingstop, Inc.(a)	60,951	10,532,333

		35,010,259

Household Durables — 1.5%
Meritage Homes Corp.*	24,760	3,022,206
Skyline Champion Corp.*	21,780	1,720,184
TopBuild Corp.*	18,320	5,054,671
Traeger, Inc.*(a)	111,931	1,361,081

		11,158,142

Insurance — 0.5%
James River Group Holdings Ltd.	64,043	1,845,079
Kemper Corp.	32,570	1,914,790

		3,759,869

Interactive Media & Services — 1.3%
Bumble, Inc. (Class A Stock)*	61,414	2,079,478
Ziff Davis, Inc.*(a)	46,216	5,123,506
ZipRecruiter, Inc. (Class A Stock)*	90,550	2,258,317

		9,461,301

Internet & Direct Marketing Retail — 0.8%
Porch Group, Inc.*(a)	103,050	1,606,550
Shutterstock, Inc.	38,156	4,230,737

		5,837,287

IT Services — 6.0%
Concentrix Corp.	35,514	6,343,511
DigitalOcean Holdings, Inc.*(a)	57,080	4,585,236
ExlService Holdings, Inc.*	46,983	6,801,729
LiveRamp Holdings, Inc.*	53,123	2,547,248
Paya Holdings, Inc.*	159,510	1,011,293
Paymentus Holdings, Inc. (Class A Stock)*(a)	48,180	1,685,336
Perficient, Inc.*	51,601	6,671,493
Repay Holdings Corp.*	185,524	3,389,524
Shift4 Payments, Inc. (Class A Stock)*(a)	33,300	1,929,069

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
Verra Mobility Corp.*(a)	295,232	$4,555,430
Wix.com Ltd. (Israel)*	12,010	1,895,058
WNS Holdings Ltd. (India), ADR*	38,717	3,415,614

		44,830,541

Leisure Products — 1.0%
Acushnet Holdings Corp.(a)	49,150	2,608,882
YETI Holdings, Inc.*	57,970	4,801,655

		7,410,537

Life Sciences Tools & Services — 1.0%
Codexis, Inc.*	47,700	1,491,579
NanoString Technologies, Inc.*	64,584	2,727,382
NeoGenomics, Inc.*	85,786	2,927,019

		7,145,980

Machinery — 5.0%
Altra Industrial Motion Corp.	45,192	2,330,551
Chart Industries, Inc.*	41,378	6,599,377
Evoqua Water Technologies Corp.*	102,670	4,799,823
Hydrofarm Holdings Group, Inc.*(a)	100,001	2,829,028
ITT, Inc.	40,996	4,189,381
John Bean Technologies Corp.	54,883	8,427,834
SPX Corp.*	62,243	3,714,662
SPX FLOW, Inc.	57,854	5,003,214

		37,893,870

Media — 0.5%
Cardlytics, Inc.*	60,186	3,977,693

Multiline Retail — 0.5%
Ollie’s Bargain Outlet Holdings, Inc.*(a)	69,576	3,561,595

Oil, Gas & Consumable Fuels — 0.8%
Magnolia Oil & Gas Corp. (Class A Stock)(a)	137,733	2,599,022
Matador Resources Co.	62,160	2,294,947
Ranger Oil Corp. (Class A Stock)*	47,290	1,273,047

		6,167,016

Paper & Forest Products — 0.5%
Louisiana-Pacific Corp.	45,989	3,603,238

Personal Products — 1.0%
Beauty Health Co. (The)*(a)	121,426	2,933,652
elf Beauty, Inc.*	125,990	4,184,128

		7,117,780

Pharmaceuticals — 0.8%
Aclaris Therapeutics, Inc.*	120,399	1,750,601
Arvinas, Inc.*	31,400	2,579,196
Revance Therapeutics, Inc.*(a)	84,177	1,373,769

		5,703,566

Professional Services — 2.7%
ASGN, Inc.*	54,238	6,692,969
CACI International, Inc. (Class A Stock)*	17,456	4,699,330
Exponent, Inc.	34,016	3,970,688

	Shares	Value

COMMON STOCKS (continued)
Professional Services (cont’d.)
Insperity, Inc.	41,112	$4,855,738

		20,218,725

Real Estate Management & Development — 0.2%
Redfin Corp.*(a)	39,266	1,507,422

Road & Rail — 0.5%
Saia, Inc.*	11,590	3,906,178

Semiconductors & Semiconductor Equipment — 5.9%
Axcelis Technologies, Inc.*	66,582	4,964,354
Cirrus Logic, Inc.*	42,001	3,864,932
Lattice Semiconductor Corp.*	124,751	9,613,312
MACOM Technology Solutions Holdings, Inc.*	89,820	7,032,906
Power Integrations, Inc.	54,603	5,072,073
Silicon Laboratories, Inc.*(a)	15,010	3,098,364
SiTime Corp.*	8,820	2,580,203
Synaptics, Inc.*(a)	28,971	8,387,394

		44,613,538

Software — 9.1%
ACI Worldwide, Inc.*	63,360	2,198,592
Alarm.com Holdings, Inc.*	48,383	4,103,362
Avaya Holdings Corp.*(a)	327,970	6,493,806
Blackbaud, Inc.*	44,018	3,476,541
Consensus Cloud Solutions, Inc.*	16,341	945,654
Digital Turbine, Inc.*	73,717	4,496,000
Everbridge, Inc.*	24,672	1,661,166
Jamf Holding Corp.*(a)	45,390	1,725,274
Manhattan Associates, Inc.*	21,575	3,354,697
Mimecast Ltd.*	49,002	3,899,089
Olo, Inc. (Class A Stock)*(a)	76,433	1,590,571
Q2 Holdings, Inc.*	55,807	4,433,308
Rapid7, Inc.*	48,588	5,718,322
Smartsheet, Inc. (Class A Stock)*	33,680	2,608,516
Sprinklr, Inc. (Class A Stock)*(a)	42,432	673,396
Sprout Social, Inc. (Class A Stock)*	39,339	3,567,654
Telos Corp.*(a)	176,978	2,729,001
Varonis Systems, Inc.*	200,666	9,788,487
Veritone, Inc.*(a)	85,287	1,917,252
Workiva, Inc.*	22,785	2,973,214

		68,353,902

Specialty Retail — 0.7%
Foot Locker, Inc.(a)	78,126	3,408,637
Warby Parker, Inc. (Class A Stock)*(a)	35,890	1,671,039

		5,079,676

Textiles, Apparel & Luxury Goods — 1.9%
Crocs, Inc.*(a)	27,340	3,505,535
Deckers Outdoor Corp.*	10,008	3,666,030
PVH Corp.	34,641	3,694,463
Steven Madden Ltd.	37,660	1,750,060
Under Armour, Inc. (Class C Stock)*(a)	106,197	1,915,794

		14,531,882

Thrifts & Mortgage Finance — 0.9%
MGIC Investment Corp.	241,093	3,476,561

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Thrifts & Mortgage Finance (cont’d.)
Walker & Dunlop, Inc.	22,820	$3,443,082

		6,919,643

Trading Companies & Distributors — 1.2%
Applied Industrial Technologies, Inc.	41,928	4,306,006
Boise Cascade Co.	31,542	2,245,790
Herc Holdings, Inc.	15,210	2,381,125

		8,932,921

TOTAL COMMON STOCKS (cost $609,806,131)		723,783,770

EXCHANGE-TRADED FUNDS — 2.9%
iShares Russell 2000 Growth ETF	21,663	6,348,342
Vanguard Small-Cap Growth ETF	56,239	15,847,588

TOTAL EXCHANGE-TRADED FUNDS (cost $22,958,700)		22,195,930

TOTAL LONG-TERM INVESTMENTS (cost $632,764,831)		745,979,700

SHORT-TERM INVESTMENTS — 15.4%

AFFILIATED MUTUAL FUNDS — 15.2%
PGIM Core Ultra Short Bond Fund(wa)	2,614,772	2,614,772
PGIM Institutional Money Market Fund (cost $112,017,175; includes $112,010,454 of cash collateral for securities on loan)(b)(wa)	112,089,006	112,010,545

TOTAL AFFILIATED MUTUAL FUNDS (cost $114,631,947)		114,625,317

	Shares	Value

UNAFFILIATED FUND — 0.2%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, (Institutional Shares)	1,310,244	$1,310,244

(cost $1,310,244)

TOTAL SHORT-TERM INVESTMENTS (cost $115,942,191)		115,935,561

TOTAL INVESTMENTS—114.7% (cost $748,707,022)		861,915,261
Liabilities in excess of other assets — (14.7)%		(110,789,910)

NET ASSETS — 100.0%		$751,125,351

See the Glossary for a list of the abbreviation(s) used in the annual report

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $108,375,547; cash collateral of $112,010,454 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$3,391,314	$—	$—
Auto Components	15,845,917	—	—
Automobiles	4,026,172	—	—
Banks	16,113,744	—	—
Beverages	1,278,875	—	—
Biotechnology	88,186,435	—	—
Building Products	17,303,385	—	—
Capital Markets	7,783,897	—	—
Chemicals	6,949,283	—	—
Commercial Services & Supplies	10,038,755	—	—
Communications Equipment	4,108,107	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Construction & Engineering	$11,549,908	$—	$—
Construction Materials	3,678,831	—	—
Consumer Finance	9,561,405	—	—
Containers & Packaging	1,574,452	—	—
Diversified Consumer Services	3,694,427	—	—
Diversified Telecommunication Services	4,521,024	—	—
Electronic Equipment, Instruments & Components	14,326,065	—	—
Equity Real Estate Investment Trusts (REITs)	25,922,280	—	—
Food & Staples Retailing	7,572,217	—	—
Food Products	15,007,970	—	—
Health Care Equipment & Supplies	32,830,254	—	—
Health Care Providers & Services	30,122,619	—	—
Health Care Technology	21,693,873	—	—
Hotels, Restaurants & Leisure	35,010,259	—	—
Household Durables	11,158,142	—	—
Insurance	3,759,869	—	—
Interactive Media & Services	9,461,301	—	—
Internet & Direct Marketing Retail	5,837,287	—	—
IT Services	44,830,541	—	—
Leisure Products	7,410,537	—	—
Life Sciences Tools & Services	7,145,980	—	—
Machinery	37,893,870	—	—
Media	3,977,693	—	—
Multiline Retail	3,561,595	—	—
Oil, Gas & Consumable Fuels	6,167,016	—	—
Paper & Forest Products	3,603,238	—	—
Personal Products	7,117,780	—	—
Pharmaceuticals	5,703,566	—	—
Professional Services	20,218,725	—	—
Real Estate Management & Development	1,507,422	—	—
Road & Rail	3,906,178	—	—
Semiconductors & Semiconductor Equipment	44,613,538	—	—
Software	68,353,902	—	—
Specialty Retail	5,079,676	—	—
Textiles, Apparel & Luxury Goods	14,531,882	—	—
Thrifts & Mortgage Finance	6,919,643	—	—
Trading Companies & Distributors	8,932,921	—	—
Exchange-Traded Funds	22,195,930	—	—
Short-Term Investments
Affiliated Mutual Funds	114,625,317	—	—
Unaffiliated Fund	1,310,244	—	—

Total	$861,915,261	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (14.9% represents investments purchased with collateral from securities on loan)	15.2%
Biotechnology	11.7
Software	9.1
IT Services	6.0
Semiconductors & Semiconductor Equipment	5.9
Machinery	5.0
Hotels, Restaurants & Leisure	4.7

Health Care Equipment & Supplies	4.4%
Health Care Providers & Services	4.0
Equity Real Estate Investment Trusts (REITs)	3.5
Exchange-Traded Funds	2.9
Health Care Technology	2.9
Professional Services	2.7
Building Products	2.3
Banks	2.1

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Auto Components	2.1%
Food Products	2.0
Textiles, Apparel & Luxury Goods	1.9
Electronic Equipment, Instruments & Components	1.9
Construction & Engineering	1.5
Household Durables	1.5
Commercial Services & Supplies	1.3
Consumer Finance	1.3
Interactive Media & Services	1.3
Trading Companies & Distributors	1.2
Capital Markets	1.0
Food & Staples Retailing	1.0
Leisure Products	1.0
Life Sciences Tools & Services	1.0
Personal Products	1.0
Chemicals	0.9
Thrifts & Mortgage Finance	0.9
Oil, Gas & Consumable Fuels	0.8
Internet & Direct Marketing Retail	0.8
Pharmaceuticals	0.8

Specialty Retail	0.7%
Diversified Telecommunication Services	0.6
Communications Equipment	0.5
Automobiles	0.5
Media	0.5
Road & Rail	0.5
Insurance	0.5
Diversified Consumer Services	0.5
Construction Materials	0.5
Paper & Forest Products	0.5
Multiline Retail	0.5
Aerospace & Defense	0.5
Containers & Packaging	0.2
Real Estate Management & Development	0.2
Unaffiliated Fund	0.2
Beverages	0.2

114.7
Liabilities in excess of other assets	(14.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$108,375,547	$(108,375,547)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $108,375,547:
Unaffiliated investments (cost $634,075,075)	$747,289,944
Affiliated investments (cost $114,631,947)	114,625,317
Receivable for Portfolio shares sold	1,511,749
Dividends receivable	136,518
Tax reclaim receivable	14,332
Prepaid expenses and other assets	21,915

Total Assets	863,599,775

LIABILITIES
Payable to broker for collateral for securities on loan	112,010,454
Management fee payable	314,205
Accrued expenses and other liabilities	69,641
Payable for investments purchased	47,924
Distribution fee payable	20,591
Payable to affiliate	7,714
Payable for Portfolio shares purchased	2,845
Trustees’ fees payable	599
Affiliated transfer agent fee payable	451

Total Liabilities	112,474,424

NET ASSETS	$751,125,351

Net assets were comprised of:
Partners’ Equity	$751,125,351

Net asset value and redemption price per share, $751,125,351 / 23,341,083 outstanding shares of beneficial interest	$32.18

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $9,862 foreign withholding tax, all of which is reimbursable by an affiliate)	$2,598,815
Income from securities lending, net (including affiliated income of $79,566)	264,056
Affiliated dividend income	5,321

Total income	2,868,192

EXPENSES
Management fee	6,187,611
Distribution fee	2,004,190
Custodian and accounting fees	129,704
Audit fee	25,000
Legal fees and expenses	23,234
Trustees’ fees	19,490
Shareholders’ reports	8,394
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,424
Miscellaneous	38,751

Total expenses	8,443,798
Less: Fee waiver and/or expense reimbursement	(21,729)

Net expenses	8,422,069

NET INVESTMENT INCOME (LOSS)	(5,553,877)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(39,869))	124,121,242
Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $14,689)	(126,180,556)
Foreign currencies	(477)

(126,181,033)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(2,059,791)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,613,668)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(5,553,877)	$(3,828,868)
Net realized gain (loss) on investment transactions	124,121,242	78,560,363
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(126,181,033)	114,861,544

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,613,668)	189,593,039

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,137,506 and 10,098,996 shares, respectively]	70,019,065	208,029,285
Portfolio shares purchased [4,008,734 and 17,549,017 shares, respectively]	(133,707,912)	(363,269,483)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(63,688,847)	(155,240,198)

TOTAL INCREASE (DECREASE)	(71,302,515)	34,352,841
NET ASSETS:
Beginning of year	822,427,866	788,075,025

End of year	$751,125,351	$822,427,866

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 98.1%

COMMON STOCKS — 95.2%
Aerospace & Defense — 0.6%
BWX Technologies, Inc.	49,698	$2,379,540
Hexcel Corp.*(a)	43,643	2,260,708

		4,640,248

Air Freight & Logistics — 0.5%
Atlas Air Worldwide Holdings, Inc.*	17,500	1,647,100
Forward Air Corp.	2,000	242,180
Hub Group, Inc. (Class A Stock)*	16,325	1,375,218
Radiant Logistics, Inc.*	43,200	314,928

		3,579,426

Airlines — 0.3%
Hawaiian Holdings, Inc.*(a)	27,875	512,064
Spirit Airlines, Inc.*(a)	82,500	1,802,625

		2,314,689

Auto Components — 1.3%
American Axle & Manufacturing Holdings, Inc.*	70,600	658,698
Dorman Products, Inc.*	21,317	2,409,034
Goodyear Tire & Rubber Co. (The)*	292,259	6,230,962

		9,298,694

Banks — 14.8%
1st Source Corp.	2,575	127,720
Amalgamated Financial Corp.	30,850	517,354
Ameris Bancorp	34,530	1,715,450
Associated Banc-Corp.	19,100	431,469
Banc of California, Inc.	8,500	166,770
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	145,097	5,529,647
BankUnited, Inc.	132,894	5,622,745
Banner Corp.	7,175	435,307
Bar Harbor Bankshares	28,250	817,272
Berkshire Hills Bancorp, Inc.	77,654	2,207,703
Business First Bancshares, Inc.	22,125	626,359
Capital Bancorp, Inc.	7,050	184,710
Capstar Financial Holdings, Inc.	23,275	489,473
Cathay General Bancorp	9,975	428,825
CIT Group, Inc.	19,400	995,996
Community Trust Bancorp, Inc.	7,796	339,984
ConnectOne Bancorp, Inc.	73,900	2,417,269
CrossFirst Bankshares, Inc.*	6,200	96,782
Customers Bancorp, Inc.*	72,340	4,728,866
Dime Community Bancshares, Inc.	26,697	938,667
Enterprise Financial Services Corp.	9,766	459,881
FB Financial Corp.	13,335	584,340
Financial Institutions, Inc.	25,050	796,590
First Bancorp	7,525	344,043
First BanCorp. (Puerto Rico)	173,600	2,392,208
First Commonwealth Financial Corp.	26,400	424,776
First Financial Corp.	4,350	197,012
First Horizon Corp.	111,917	1,827,605
First Internet Bancorp	10,800	508,032
First Midwest Bancorp, Inc.	64,100	1,312,768
Flushing Financial Corp.	8,275	201,083
Great Southern Bancorp, Inc.	24,225	1,435,331

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Hancock Whitney Corp.	66,700	$3,336,334
Hanmi Financial Corp.	74,300	1,759,424
HBT Financial, Inc.	20,500	383,965
Heritage Commerce Corp.	11,600	138,504
Hilltop Holdings, Inc.(a)	65,675	2,307,819
HomeStreet, Inc.	12,175	633,100
HomeTrust Bancshares, Inc.	6,550	202,919
Independent Bank Corp.	14,125	337,164
Investors Bancorp, Inc.	129,650	1,964,197
Meta Financial Group, Inc.	24,400	1,455,704
Metropolitan Bank Holding Corp.*	2,200	234,366
Midland States Bancorp, Inc.	5,950	147,501
MVB Financial Corp.	2,700	112,104
Northrim BanCorp, Inc.	4,575	198,830
OceanFirst Financial Corp.	88,050	1,954,710
OFG Bancorp (Puerto Rico)	8,150	216,464
Old National Bancorp(a)	261,400	4,736,568
Old Second Bancorp, Inc.	19,450	244,876
Origin Bancorp, Inc.	4,800	206,016
Orrstown Financial Services, Inc.	10,175	256,410
PacWest Bancorp	97,891	4,421,736
Peapack-Gladstone Financial Corp.	23,700	838,980
Peoples Bancorp, Inc.	6,563	208,769
Pinnacle Financial Partners, Inc.	65,872	6,290,776
QCR Holdings, Inc.	4,600	257,600
RBB Bancorp	6,300	165,060
Republic Bancorp, Inc. (Class A Stock)	4,196	213,325
Sierra Bancorp	6,975	189,371
SmartFinancial, Inc.	16,600	454,176
Sterling Bancorp	242,260	6,247,885
TriCo Bancshares	8,525	366,234
TriState Capital Holdings, Inc.*	5,225	158,109
Umpqua Holdings Corp.	315,089	6,062,312
United Community Banks, Inc.	78,000	2,803,320
Univest Financial Corp.	90,208	2,699,023
Valley National Bancorp(a)	112,600	1,548,250
Veritex Holdings, Inc.	49,726	1,978,100
WesBanco, Inc.	6,400	223,936
Western Alliance Bancorp	60,458	6,508,304
Wintrust Financial Corp.	74,772	6,790,793

		108,555,071

Beverages — 0.3%
MGP Ingredients, Inc.(a)	29,092	2,472,529

Biotechnology — 3.1%
2seventy bio, Inc.*(a)	13,766	352,822
Akebia Therapeutics, Inc.*	253,600	573,136
Akero Therapeutics, Inc.*(a)	17,725	374,884
Allogene Therapeutics, Inc.*	75,000	1,119,000
Arena Pharmaceuticals, Inc.*	15,600	1,449,864
Avidity Biosciences, Inc.*(a)	44,500	1,057,765
BioCryst Pharmaceuticals, Inc.*(a)	42,575	589,664
Bluebird Bio, Inc.*	41,100	410,589
Bridgebio Pharma, Inc.*(a)	91,400	1,524,552
Century Therapeutics, Inc.*(a)	35,900	569,374
Eagle Pharmaceuticals, Inc.*	10,900	555,028
FibroGen, Inc.*	42,800	603,480
Frequency Therapeutics, Inc.*(a)	87,900	450,927

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
Generation Bio Co.*(a)	40,400	$286,032
Jounce Therapeutics, Inc.*	118,300	987,805
Karyopharm Therapeutics, Inc.*(a)	97,125	624,514
MacroGenics, Inc.*	37,300	598,665
Myriad Genetics, Inc.*	17,500	483,000
Scholar Rock Holding Corp.*(a)	46,550	1,156,302
Spectrum Pharmaceuticals, Inc.*	212,100	269,367
Spero Therapeutics, Inc.*(a)	57,140	914,811
Syndax Pharmaceuticals, Inc.*	101,100	2,213,079
Taysha Gene Therapies, Inc.*(a)	32,200	375,130
Travere Therapeutics, Inc.*	68,000	2,110,720
Turning Point Therapeutics, Inc.*	39,400	1,879,380
Vera Therapeutics, Inc.*	45,600	1,218,432

		22,748,322

Building Products — 1.0%
Builders FirstSource, Inc.*	24,593	2,107,866
Cornerstone Building Brands, Inc.*	20,200	352,288
Masonite International Corp.*	32,603	3,845,524
Quanex Building Products Corp.	18,950	469,581
UFP Industries, Inc.	6,600	607,266

		7,382,525

Capital Markets — 1.5%
AssetMark Financial Holdings, Inc.*	13,000	340,730
Cowen, Inc. (Class A Stock)(a)	23,000	830,300
Donnelley Financial Solutions, Inc.*	53,800	2,536,132
Federated Hermes, Inc.	19,300	725,294
Hercules Capital, Inc.(a)	232,115	3,850,788
Piper Sandler Cos	4,975	888,087
Stifel Financial Corp.	16,925	1,191,859
Virtus Investment Partners, Inc.	2,600	772,460

		11,135,650

Chemicals — 2.9%
AdvanSix, Inc.	12,600	595,350
Avient Corp.	34,825	1,948,459
Cabot Corp.	33,419	1,878,148
Ecovyst, Inc.	14,100	144,384
FutureFuel Corp.	20,375	155,665
HB Fuller Co.	19,900	1,611,900
Ingevity Corp.*	29,733	2,131,856
Innospec, Inc.	19,316	1,745,007
Koppers Holdings, Inc.*	17,100	535,230
Livent Corp.*(a)	168,182	4,100,277
Minerals Technologies, Inc.	17,825	1,303,899
Orion Engineered Carbons SA (Germany)*	19,900	365,364
Trinseo PLC(a)	7,175	376,401
Tronox Holdings PLC (Class A Stock)	68,450	1,644,853
Valvoline, Inc.	75,930	2,831,430

		21,368,223

Commercial Services & Supplies — 2.0%
ABM Industries, Inc.	99,500	4,064,575
ACCO Brands Corp.	120,925	998,841
Clean Harbors, Inc.*	51,348	5,122,990
Ennis, Inc.	19,400	378,882

	Shares	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (cont’d.)
Harsco Corp.*	104,609	$1,748,016
Heritage-Crystal Clean, Inc.*	3,900	124,878
HNI Corp.	7,000	294,350
KAR Auction Services, Inc.*	6,000	93,720
MillerKnoll, Inc.	34,604	1,356,131
SP Plus Corp.*	10,000	282,200
Steelcase, Inc. (Class A Stock)	50,000	586,000

		15,050,583

Communications Equipment — 1.5%
Harmonic, Inc.*	280,576	3,299,574
Lumentum Holdings, Inc.*	28,662	3,031,580
Viavi Solutions, Inc.*	276,671	4,874,943

		11,206,097

Construction & Engineering — 1.7%
API Group Corp.*	47,100	1,213,767
Argan, Inc.	44,343	1,715,630
EMCOR Group, Inc.	41,789	5,323,501
Great Lakes Dredge & Dock Corp.*	50,825	798,969
MasTec, Inc.*	16,250	1,499,550
Matrix Service Co.*	31,950	240,264
Primoris Services Corp.	40,800	978,384
Sterling Construction Co., Inc.*	36,600	962,580

		12,732,645

Consumer Finance — 0.8%
Encore Capital Group, Inc.*(a)	23,800	1,478,218
LendingClub Corp.*	21,000	507,780
Navient Corp.(a)	113,900	2,416,958
Nelnet, Inc. (Class A Stock)	4,800	468,864
Oportun Financial Corp.*	24,100	488,025
PROG Holdings, Inc.*	15,800	712,738

		6,072,583

Containers & Packaging — 0.6%
Greif, Inc. (Class A Stock)	12,050	727,458
Myers Industries, Inc.	3,700	74,037
O-I Glass, Inc.*	172,790	2,078,664
Silgan Holdings, Inc.	41,774	1,789,598

		4,669,757

Diversified Consumer Services — 0.2%
Carriage Services, Inc.	16,500	1,063,260
Houghton Mifflin Harcourt Co.*	9,625	154,963
WW International, Inc.*	9,425	152,025

		1,370,248

Diversified Telecommunication Services — 0.5%
ATN International, Inc.	10,000	399,500
Cogent Communications Holdings, Inc.	17,991	1,316,581
EchoStar Corp. (Class A Stock)*(a)	22,800	600,780
Liberty Latin America Ltd. (Chile) (Class A Stock)*	67,075	782,095
Liberty Latin America Ltd. (Chile) (Class C Stock)*(a)	52,885	602,889

		3,701,845

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities — 1.8%
IDACORP, Inc.	41,245	$4,673,471
Portland General Electric Co.	154,342	8,167,778
Via Renewables, Inc.(a)	36,725	419,767

		13,261,016

Electrical Equipment — 1.6%
Fluence Energy, Inc.*	48,952	1,740,733
Powell Industries, Inc.	12,925	381,158
Regal Rexnord Corp.	53,937	9,178,999
Thermon Group Holdings, Inc.*	18,100	306,433

		11,607,323

Electronic Equipment, Instruments & Components — 2.5%
Belden, Inc.	40,018	2,630,383
Benchmark Electronics, Inc.	29,850	808,935
OSI Systems, Inc.*	1,900	177,080
Rogers Corp.*	20,597	5,622,981
Sanmina Corp.*	83,293	3,453,328
ScanSource, Inc.*	28,100	985,748
TTM Technologies, Inc.*	165,000	2,458,500
Vishay Intertechnology, Inc.	92,100	2,014,227

		18,151,182

Energy Equipment & Services — 1.2%
Cactus, Inc. (Class A Stock)	87,347	3,330,541
ChampionX Corp.*	67,000	1,354,070
Helmerich & Payne, Inc.	59,615	1,412,875
Liberty Oilfield Services, Inc. (Class A Stock)*	19,100	185,270
National Energy Services Reunited Corp.*	19,300	182,385
NexTier Oilfield Solutions, Inc.*	118,575	420,941
Oceaneering International, Inc.*	8,800	99,528
Oil States International, Inc.*	16,200	80,514
Patterson-UTI Energy, Inc.	8,500	71,825
ProPetro Holding Corp.*	10,400	84,240
Select Energy Services, Inc. (Class A Stock)*	237,511	1,479,694

		8,701,883

Entertainment — 0.6%
AMC Entertainment Holdings, Inc. (Class A Stock)*(a)	128,600	3,497,920
IMAX Corp.*	31,300	558,392

		4,056,312

Equity Real Estate Investment Trusts (REITs) — 6.7%
Acadia Realty Trust	5,475	119,519
Agree Realty Corp.(a)	24,700	1,762,592
Alexander & Baldwin, Inc.	44,825	1,124,659
American Assets Trust, Inc.	7,000	262,710
American Campus Communities, Inc.	66,267	3,796,436
Apple Hospitality REIT, Inc.	99,300	1,603,695
Armada Hoffler Properties, Inc.	40,125	610,703
Broadstone Net Lease, Inc.(a)	33,400	828,988
CareTrust REIT, Inc.	25,300	577,599
Centerspace	10,300	1,142,270
Chatham Lodging Trust*	11,300	155,036

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
City Office REIT, Inc.	58,175	$1,147,211
Corporate Office Properties Trust	62,695	1,753,579
Cousins Properties, Inc.	23,314	939,088
DiamondRock Hospitality Co.*	79,750	766,397
DigitalBridge Group, Inc.*(a)	214,600	1,787,618
Essential Properties Realty Trust, Inc.	17,000	490,110
First Industrial Realty Trust, Inc.	11,275	746,405
Four Corners Property Trust, Inc.	28,100	826,421
Getty Realty Corp.	16,700	535,903
Gladstone Commercial Corp.(a)	41,950	1,081,051
Global Medical REIT, Inc.	8,250	146,438
Healthcare Realty Trust, Inc.	31,600	999,824
Highwoods Properties, Inc.	12,550	559,605
Independence Realty Trust, Inc.(a)	36,100	932,463
Innovative Industrial Properties, Inc.(a)	1,900	499,529
Kite Realty Group Trust	75,790	1,650,706
LXP Industrial Trust(a)	162,172	2,533,127
NETSTREIT Corp.	10,200	233,580
Paramount Group, Inc.	53,100	442,854
Phillips Edison & Co., Inc.(a)	24,600	812,784
Physicians Realty Trust	56,975	1,072,839
Piedmont Office Realty Trust, Inc. (Class A Stock)	21,400	393,332
Plymouth Industrial REIT, Inc.(a)	18,100	579,200
PotlatchDeltic Corp.	40,700	2,450,954
Retail Opportunity Investments Corp.	63,400	1,242,640
RLJ Lodging Trust	31,347	436,664
Ryman Hospitality Properties, Inc.*	3,400	312,664
Sabra Health Care REIT, Inc.	45,625	617,763
SITE Centers Corp.	87,000	1,377,210
STAG Industrial, Inc.	61,250	2,937,550
Summit Hotel Properties, Inc.*	49,700	485,072
Sunstone Hotel Investors, Inc.*(a)	95,702	1,122,584
Tanger Factory Outlet Centers, Inc.(a)	21,300	410,664
Terreno Realty Corp.	28,300	2,413,707
UMH Properties, Inc.	28,900	789,837
Urban Edge Properties	25,975	493,525
Urstadt Biddle Properties, Inc. (Class A Stock)	10,800	230,040
Veris Residential, Inc.*	13,600	249,968
Xenia Hotels & Resorts, Inc.*	61,525	1,114,218

		49,599,331

Food & Staples Retailing — 1.4%
Andersons, Inc. (The)	16,900	654,199
BJ’s Wholesale Club Holdings, Inc.*(a)	9,400	629,518
Performance Food Group Co.*	29,566	1,356,783
Rite Aid Corp.*(a)	122,575	1,800,627
SpartanNash Co.	101,000	2,601,760
Sprouts Farmers Market, Inc.*	64,100	1,902,488
United Natural Foods, Inc.*	22,700	1,114,116

		10,059,491

Food Products — 3.0%
Bunge Ltd.	4,600	429,456
Cal-Maine Foods, Inc.(a)	31,857	1,178,390
Darling Ingredients, Inc.*	50,600	3,506,074
Hain Celestial Group, Inc. (The)*	28,750	1,225,038
Hostess Brands, Inc.*	304,060	6,208,905

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Food Products (cont’d.)
Ingredion, Inc.	45,925	$4,438,192
John B. Sanfilippo & Son, Inc.	6,100	549,976
Seneca Foods Corp. (Class A Stock)*	6,900	330,855
TreeHouse Foods, Inc.*	95,289	3,862,063

		21,728,949

Gas Utilities — 1.3%
Brookfield Infrastructure Corp. (Canada) (Class A Stock)(a)	42,400	2,894,224
New Jersey Resources Corp.	15,500	636,430
Southwest Gas Holdings, Inc.(a)	26,875	1,882,594
Spire, Inc.(a)	62,555	4,079,837

		9,493,085

Health Care Equipment & Supplies — 1.4%
Envista Holdings Corp.*	81,695	3,681,177
Integra LifeSciences Holdings Corp.*	41,142	2,756,103
Lantheus Holdings, Inc.*	42,600	1,230,714
NuVasive, Inc.*	31,532	1,654,799
Orthofix Medical, Inc.*	7,325	227,734
Utah Medical Products, Inc.	5,400	540,000

		10,090,527

Health Care Providers & Services — 1.6%
AdaptHealth Corp.*(a)	52,400	1,281,704
Apria, Inc.*	30,800	1,004,080
MEDNAX, Inc.*	50,725	1,380,227
ModivCare, Inc.*	12,541	1,859,705
National HealthCare Corp.	11,725	796,597
Option Care Health, Inc.*	34,800	989,712
Owens & Minor, Inc.	25,600	1,113,600
Tenet Healthcare Corp.*	38,350	3,132,811
Tivity Health, Inc.*	5,975	157,979

		11,716,415

Health Care Technology — 0.3%
Allscripts Healthcare Solutions, Inc.*	32,300	595,935
NextGen Healthcare, Inc.*	93,800	1,668,702

		2,264,637

Hotels, Restaurants & Leisure — 0.2%
Bluegreen Vacations Holding Corp.*	16,700	586,170
RCI Hospitality Holdings, Inc.	8,900	693,132

		1,279,302

Household Durables — 0.5%
Lifetime Brands, Inc.	40,100	640,397
Tri Pointe Homes, Inc.*	86,200	2,404,118
Tupperware Brands Corp.*(a)	7,400	113,146
Universal Electronics, Inc.*	14,150	576,612

		3,734,273

Household Products — 0.7%
Central Garden & Pet Co. (Class A Stock)*	36,075	1,726,189
Energizer Holdings, Inc.	29,856	1,197,226
Spectrum Brands Holdings, Inc.	25,003	2,543,305

		5,466,720

	Shares	Value

COMMON STOCKS (continued)
Independent Power & Renewable Electricity Producers — 0.8%
Brookfield Renewable Corp. (Class A Stock)	5,400	$198,882
Clearway Energy, Inc. (Class A Stock)	46,825	1,567,701
Clearway Energy, Inc. (Class C Stock)	73,925	2,663,518
Vistra Corp.	74,458	1,695,408

		6,125,509

Insurance — 1.5%
American Equity Investment Life Holding Co.	28,500	1,109,220
Argo Group International Holdings Ltd.	15,625	907,969
CNO Financial Group, Inc.	32,875	783,740
First American Financial Corp.	14,450	1,130,423
Hanover Insurance Group, Inc. (The)	31,032	4,067,054
Selective Insurance Group, Inc.	11,000	901,340
Stewart Information Services Corp.	27,000	2,152,710

		11,052,456

Interactive Media & Services — 0.4%
Cars.com, Inc.*	87,700	1,411,093
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	668,790	1,451,274

		2,862,367

IT Services — 1.2%
BM Technologies, Inc.*(a)	19,334	178,066
CSG Systems International, Inc.	27,500	1,584,550
ExlService Holdings, Inc.*	20,255	2,932,316
Rackspace Technology, Inc.*(a)	239,039	3,219,855
StarTek, Inc.*	6,779	35,387
Unisys Corp.*	38,200	785,774

		8,735,948

Leisure Products — 0.4%
Callaway Golf Co.*	43,476	1,192,981
Vista Outdoor, Inc.*(a)	40,571	1,869,106

		3,062,087

Machinery — 4.7%
Altra Industrial Motion Corp.	61,212	3,156,703
CIRCOR International, Inc.*	45,670	1,241,311
Columbus McKinnon Corp.	13,975	646,484
Enerpac Tool Group Corp.	66,890	1,356,529
EnPro Industries, Inc.	46,351	5,101,855
Gates Industrial Corp. PLC*	162,724	2,588,939
Hillenbrand, Inc.	28,987	1,507,034
ITT, Inc.	49,496	5,057,996
Manitowoc Co., Inc. (The)*	30,825	573,037
Meritor, Inc.*	41,100	1,018,458
Mueller Industries, Inc.	2,150	127,624
SPX FLOW, Inc.	38,834	3,358,364
Standex International Corp.	29,408	3,254,289
Terex Corp.	40,575	1,783,271
Wabash National Corp.	13,200	257,664
Watts Water Technologies, Inc. (Class A Stock)	17,800	3,456,226

		34,485,784

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Marine — 0.1%
Costamare, Inc. (Monaco)	78,525	$993,341

Media — 1.6%
Entravision Communications Corp. (Class A Stock)	134,200	909,876
EW Scripps Co. (The) (Class A Stock)*	76,625	1,482,694
Gray Television, Inc.	72,375	1,459,080
John Wiley & Sons, Inc. (Class A Stock)	10,600	607,062
Sinclair Broadcast Group, Inc. (Class A Stock)(a)	49,591	1,310,690
TEGNA, Inc.	305,488	5,669,857

		11,439,259

Metals & Mining — 0.8%
Alcoa Corp.	15,900	947,322
Arconic Corp.*	30,900	1,020,009
Cleveland-Cliffs, Inc.*(a)	32,200	700,994
Commercial Metals Co.	30,242	1,097,482
Hecla Mining Co.	27,900	145,638
Schnitzer Steel Industries, Inc. (Class A Stock)	6,500	337,480
SunCoke Energy, Inc.	77,675	511,878
United States Steel Corp.	7,000	166,670
Warrior Met Coal, Inc.	16,925	435,142
Worthington Industries, Inc.	6,575	359,390

		5,722,005

Mortgage Real Estate Investment Trusts (REITs) — 2.4%
Apollo Commercial Real Estate Finance, Inc.	11,650	153,314
Ares Commercial Real Estate Corp.	33,800	491,452
Blackstone Mortgage Trust, Inc. (Class A Stock)	52,200	1,598,364
BrightSpire Capital, Inc.	8,750	89,775
Chimera Investment Corp.	299,119	4,510,715
Dynex Capital, Inc.(a)	81,142	1,355,883
Ellington Financial, Inc.	73,250	1,251,842
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	21,700	1,152,704
KKR Real Estate Finance Trust, Inc.(a)	56,325	1,173,250
Ladder Capital Corp.	102,750	1,231,972
MFA Financial, Inc.	315,600	1,439,136
Ready Capital Corp.	57,400	897,162
Redwood Trust, Inc.	117,625	1,551,474
TPG RE Finance Trust, Inc.	74,700	920,304

		17,817,347

Multiline Retail — 0.6%
Dillard’s, Inc. (Class A Stock)(a)	2,200	539,044
Macy’s, Inc.	140,500	3,678,290

		4,217,334

Multi-Utilities — 0.4%
Black Hills Corp.	37,859	2,671,710
NorthWestern Corp.(a)	7,125	407,265

		3,078,975

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels — 3.1%
Antero Resources Corp.*(a)	119,300	$2,087,750
Arch Resources, Inc.(a)	11,800	1,077,576
Berry Corp.	118,025	993,770
CNX Resources Corp.*(a)	26,200	360,250
CVR Energy, Inc.(a)	44,850	753,929
Delek US Holdings, Inc.*	23,106	346,359
Falcon Minerals Corp.	68,900	335,543
Green Plains, Inc.*	36,200	1,258,312
Magnolia Oil & Gas Corp. (Class A Stock)(a)	68,825	1,298,728
Matador Resources Co.(a)	25,600	945,152
Oasis Petroleum, Inc.	2,500	314,975
Ovintiv, Inc.	139,100	4,687,670
PDC Energy, Inc.	116,030	5,659,943
Range Resources Corp.*	82,000	1,462,060
Renewable Energy Group, Inc.*	5,200	220,688
REX American Resources Corp.*	2,000	192,000
Southwestern Energy Co.*	119,100	555,006

		22,549,711

Paper & Forest Products — 0.4%
Clearwater Paper Corp.*	13,800	506,046
Glatfelter Corp.	36,865	634,078
Louisiana-Pacific Corp.	5,500	430,925
Neenah, Inc.	4,300	199,004
Schweitzer-Mauduit International, Inc.	24,172	722,743
Verso Corp. (Class A Stock)	19,625	530,267

		3,023,063

Personal Products — 0.3%
BellRing Brands, Inc. (Class A Stock)*(a)	37,500	1,069,875
Edgewell Personal Care Co.	25,850	1,181,603

		2,251,478

Pharmaceuticals — 1.2%
ANI Pharmaceuticals, Inc.*	16,900	778,752
Kala Pharmaceuticals, Inc.*(a)	27,350	33,093
Lannett Co., Inc.*(a)	164,247	266,080
NGM Biopharmaceuticals, Inc.*	48,600	860,706
Prestige Consumer Healthcare, Inc.*	70,006	4,245,864
Revance Therapeutics, Inc.*(a)	18,100	295,392
Theravance Biopharma, Inc.*(a)	117,700	1,300,585
WaVe Life Sciences Ltd.*	57,700	181,178
Zogenix, Inc.*	57,375	932,344

		8,893,994

Professional Services — 3.3%
Barrett Business Services, Inc.	5,900	407,454
CACI International, Inc. (Class A Stock)*	11,286	3,038,304
CRA International, Inc.	6,300	588,168
Heidrick & Struggles International, Inc.	96,375	4,214,479
Huron Consulting Group, Inc.*	47,732	2,381,827
KBR, Inc.(a)	72,550	3,454,831
Kelly Services, Inc. (Class A Stock)	107,846	1,808,577
Korn Ferry	90,378	6,844,326

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Professional Services (cont’d.)
TrueBlue, Inc.*	45,925	$1,270,745

		24,008,711

Real Estate Management & Development — 1.6%
Kennedy-Wilson Holdings, Inc.	25,000	597,000
Newmark Group, Inc. (Class A Stock)	489,982	9,162,663
Realogy Holdings Corp.*	97,175	1,633,512

		11,393,175

Road & Rail — 0.8%
ArcBest Corp.	34,128	4,090,241
Avis Budget Group, Inc.*(a)	6,600	1,368,642
Werner Enterprises, Inc.	12,600	600,516

		6,059,399

Semiconductors & Semiconductor Equipment — 1.0%
Alpha & Omega Semiconductor Ltd.*	12,800	775,168
Amkor Technology, Inc.(a)	22,200	550,338
Cohu, Inc.*	20,600	784,654
MACOM Technology Solutions Holdings, Inc.*	29,031	2,273,127
Photronics, Inc.*	50,750	956,638
SunPower Corp.*(a)	80,600	1,682,122
Veeco Instruments, Inc.*	4,700	133,809

		7,155,856

Software — 0.4%
Alkami Technology, Inc.*(a)	12,757	255,906
Marathon Digital Holdings, Inc.*(a)	36,600	1,202,676
Verint Systems, Inc.*	10,175	534,289
Xperi Holding Corp.	59,500	1,125,145

		3,118,016

Specialty Retail — 2.6%
Academy Sports & Outdoors, Inc.*(a)	22,200	974,580
American Eagle Outfitters, Inc.(a)	140,259	3,551,358
Conn’s, Inc.*	9,900	232,848
Genesco, Inc.*	9,300	596,781
Group 1 Automotive, Inc.	16,200	3,162,564
Murphy USA, Inc.	30,733	6,123,243
ODP Corp. (The)*	7,487	294,089
Rent-A-Center, Inc.(a)	8,225	395,129
Signet Jewelers Ltd.(a)	15,725	1,368,547
Urban Outfitters, Inc.*	72,059	2,115,652
Zumiez, Inc.*(a)	4,656	223,442

		19,038,233

Technology Hardware, Storage & Peripherals — 0.2%
Super Micro Computer, Inc.*	33,100	1,454,745

Textiles, Apparel & Luxury Goods — 1.1%
Carter’s, Inc.	13,813	1,398,152
Deckers Outdoor Corp.*	5,050	1,849,866
G-III Apparel Group Ltd.*	32,500	898,300
Kontoor Brands, Inc.	4,200	215,250
Oxford Industries, Inc.	17,964	1,823,705
Steven Madden Ltd.	43,704	2,030,925

		8,216,198

	Shares	Value

COMMON STOCKS (continued)
Thrifts & Mortgage Finance — 3.3%
Axos Financial, Inc.*	22,000	$1,230,020
Bridgewater Bancshares, Inc.*	34,600	612,074
Essent Group Ltd.	49,650	2,260,564
Flagstar Bancorp, Inc.	61,750	2,960,295
FS Bancorp, Inc.	6,000	201,780
Kearny Financial Corp.	50,300	666,475
Luther Burbank Corp.	27,625	387,855
Merchants Bancorp	3,100	146,723
MGIC Investment Corp.	234,822	3,386,133
Mr. Cooper Group, Inc.*	56,650	2,357,206
NMI Holdings, Inc. (Class A Stock)*	128,320	2,803,792
Premier Financial Corp.	7,500	231,825
Provident Bancorp, Inc.	32,900	611,940
Provident Financial Services, Inc.	107,735	2,609,342
Radian Group, Inc.	90,850	1,919,661
Walker & Dunlop, Inc.	13,725	2,070,828

		24,456,513

Trading Companies & Distributors — 2.4%
Beacon Roofing Supply, Inc.*	26,950	1,545,582
Boise Cascade Co.	10,500	747,600
DXP Enterprises, Inc.*	9,700	248,999
GMS, Inc.*	61,600	3,702,776
MRC Global, Inc.*	75,275	517,892
NOW, Inc.*	151,925	1,297,440
Rush Enterprises, Inc. (Class A Stock)	87,212	4,852,476
Veritiv Corp.*	15,850	1,942,734
WESCO International, Inc.*	23,500	3,092,365

		17,947,864

Wireless Telecommunication Services — 0.2%
Gogo, Inc.*(a)	85,200	1,152,756

TOTAL COMMON STOCKS (cost $537,858,653)		699,821,705

EXCHANGE-TRADED FUNDS — 2.9%
iShares Russell 2000 Value ETF	63,187	10,492,201
Vanguard Small-Cap Value ETF	59,842	10,702,742

TOTAL EXCHANGE-TRADED FUNDS (cost $21,892,231)		21,194,943

TOTAL LONG-TERM INVESTMENTS (cost $559,750,884)		721,016,648

SHORT-TERM INVESTMENTS — 13.1%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	15,002,358	15,002,358

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $81,433,659; includes $81,428,665 of cash collateral for securities on loan)(b)(wa)	81,487,042	$81,430,001

TOTAL SHORT-TERM INVESTMENTS (cost $96,436,017)		96,432,359

TOTAL INVESTMENTS—111.2% (cost $656,186,901)		817,449,007
Liabilities in excess of other assets(z) — (11.2)%		(82,174,510)

NET ASSETS — 100.0%		$735,274,497

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $79,415,836; cash collateral of $81,428,665 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
111	Russell 2000 E-Mini Index	Mar. 2022	$12,447,540	$415,645

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$676,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$4,640,248	$—	$—
Air Freight & Logistics	3,579,426	—	—
Airlines	2,314,689	—	—
Auto Components	9,298,694	—	—
Banks	108,555,071	—	—
Beverages	2,472,529	—	—
Biotechnology	22,748,322	—	—
Building Products	7,382,525	—	—
Capital Markets	11,135,650	—	—
Chemicals	21,368,223	—	—
Commercial Services & Supplies	15,050,583	—	—
Communications Equipment	11,206,097	—	—
Construction & Engineering	12,732,645	—	—
Consumer Finance	6,072,583	—	—
Containers & Packaging	4,669,757	—	—
Diversified Consumer Services	1,370,248	—	—
Diversified Telecommunication Services	3,701,845	—	—
Electric Utilities	13,261,016	—	—
Electrical Equipment	11,607,323	—	—
Electronic Equipment, Instruments & Components	18,151,182	—	—
Energy Equipment & Services	8,701,883	—	—
Entertainment	4,056,312	—	—
Equity Real Estate Investment Trusts (REITs)	49,599,331	—	—
Food & Staples Retailing	10,059,491	—	—
Food Products	21,728,949	—	—
Gas Utilities	9,493,085	—	—
Health Care Equipment & Supplies	10,090,527	—	—
Health Care Providers & Services	11,716,415	—	—
Health Care Technology	2,264,637	—	—
Hotels, Restaurants & Leisure	1,279,302	—	—
Household Durables	3,734,273	—	—
Household Products	5,466,720	—	—
Independent Power & Renewable Electricity Producers	6,125,509	—	—
Insurance	11,052,456	—	—
Interactive Media & Services	2,862,367	—	—
IT Services	8,735,948	—	—
Leisure Products	3,062,087	—	—
Machinery	34,485,784	—	—
Marine	993,341	—	—
Media	11,439,259	—	—
Metals & Mining	5,722,005	—	—
Mortgage Real Estate Investment Trusts (REITs)	17,817,347	—	—
Multiline Retail	4,217,334	—	—
Multi-Utilities	3,078,975	—	—
Oil, Gas & Consumable Fuels	22,549,711	—	—
Paper & Forest Products	3,023,063	—	—
Personal Products	2,251,478	—	—
Pharmaceuticals	8,893,994	—	—
Professional Services	24,008,711	—	—
Real Estate Management & Development	11,393,175	—	—
Road & Rail	6,059,399	—	—
Semiconductors & Semiconductor Equipment	7,155,856	—	—
Software	3,118,016	—	—
Specialty Retail	19,038,233	—	—
Technology Hardware, Storage & Peripherals	1,454,745	—	—
Textiles, Apparel & Luxury Goods	8,216,198	—	—
Thrifts & Mortgage Finance	24,456,513	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Trading Companies & Distributors	$17,947,864	$—	$—
Wireless Telecommunication Services	1,152,756	—	—
Exchange-Traded Funds	21,194,943	—	—
Short-Term Investments
Affiliated Mutual Funds	96,432,359	—	—

Total	$817,449,007	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$415,645	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Banks	14.8%
Affiliated Mutual Funds (11.1% represents investments purchased with collateral from securities on loan)	13.1
Equity Real Estate Investment Trusts (REITs)	6.7
Machinery	4.7
Thrifts & Mortgage Finance	3.3
Professional Services	3.3
Biotechnology	3.1
Oil, Gas & Consumable Fuels	3.1
Food Products	3.0
Chemicals	2.9
Exchange-Traded Funds	2.9
Specialty Retail	2.6
Electronic Equipment, Instruments & Components	2.5
Trading Companies & Distributors	2.4
Mortgage Real Estate Investment Trusts (REITs)	2.4
Commercial Services & Supplies	2.0
Electric Utilities	1.8
Construction & Engineering	1.7
Health Care Providers & Services	1.6
Electrical Equipment	1.6
Media	1.6
Real Estate Management & Development	1.6
Communications Equipment	1.5
Capital Markets	1.5
Insurance	1.5
Health Care Equipment & Supplies	1.4
Food & Staples Retailing	1.4
Gas Utilities	1.3
Auto Components	1.3
Pharmaceuticals	1.2
IT Services	1.2
Energy Equipment & Services	1.2
Textiles, Apparel & Luxury Goods	1.1

Building Products	1.0%
Semiconductors & Semiconductor Equipment	1.0
Independent Power & Renewable Electricity Producers	0.8
Consumer Finance	0.8
Road & Rail	0.8
Metals & Mining	0.8
Household Products	0.7
Containers & Packaging	0.6
Aerospace & Defense	0.6
Multiline Retail	0.6
Entertainment	0.6
Household Durables	0.5
Diversified Telecommunication Services	0.5
Air Freight & Logistics	0.5
Software	0.4
Multi-Utilities	0.4
Leisure Products	0.4
Paper & Forest Products	0.4
Interactive Media & Services	0.4
Beverages	0.3
Airlines	0.3
Health Care Technology	0.3
Personal Products	0.3
Technology Hardware, Storage & Peripherals	0.2
Diversified Consumer Services	0.2
Hotels, Restaurants & Leisure	0.2
Wireless Telecommunication Services	0.2
Marine	0.1

111.2
Liabilities in excess of other assets	(11.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$415,645	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,309,293

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$45,262

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$11,943,410

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$79,415,836	$(79,415,836)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $79,415,836:
Unaffiliated investments (cost $559,750,884)	$721,016,648
Affiliated investments (cost $96,436,017)	96,432,359
Cash	1,276
Dividends receivable	879,662
Deposit with broker for centrally cleared/exchange-traded derivatives	676,000
Receivable for Portfolio shares sold	142,894
Tax reclaim receivable	7,255
Receivable from affiliate	170
Prepaid expenses and other assets	6,864

Total Assets	819,163,128

LIABILITIES
Payable to broker for collateral for securities on loan	81,428,665
Payable for Portfolio shares purchased	1,728,996
Payable for investments purchased	296,746
Management fee payable	262,405
Accrued expenses and other liabilities	120,733
Due to broker-variation margin futures	22,755
Distribution fee payable	20,187
Payable to affiliate	7,093
Trustees’ fees payable	600
Affiliated transfer agent fee payable	451

Total Liabilities	83,888,631

NET ASSETS	$735,274,497

Net assets were comprised of: Partners’ Equity	$735,274,497

Net asset value and redemption price per share, $735,274,497 / 19,132,680 outstanding shares of beneficial interest	$38.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $14,139 foreign withholding tax, of which $712 is reimbursable by an affiliate)	$11,552,254
Income from securities lending, net (including affiliated income of $57,573)	194,286
Affiliated dividend income	17,337

Total income	11,763,877

EXPENSES
Management fee	5,996,479
Distribution fee	2,078,818
Custodian and accounting fees	143,687
Audit fee	27,900
Legal fees and expenses	23,378
Trustees’ fees	19,750
Shareholders’ reports	9,480
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,424
Miscellaneous	37,506

Total expenses	8,344,422
Less: Fee waiver and/or expense reimbursement	(73,225)

Net expenses	8,271,197

NET INVESTMENT INCOME (LOSS)	3,492,680

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(28,067))	204,460,953
Futures transactions	2,309,293

206,770,246

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,624)	17,691,741
Futures	45,262

17,737,003

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	224,507,249

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$227,999,929

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,492,680	$4,603,971
Net realized gain (loss) on investment transactions	206,770,246	(85,348,107)
Net change in unrealized appreciation (depreciation) on investments	17,737,003	83,356,563

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	227,999,929	2,612,427

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,742,454 and 17,658,383 shares, respectively]	96,659,442	381,919,005
Portfolio shares purchased [10,047,430 and 16,233,565 shares, respectively]	(361,823,171)	(336,687,775)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(265,163,729)	45,231,230

TOTAL INCREASE (DECREASE)	(37,163,800)	47,843,657
NET ASSETS:
Beginning of year	772,438,297	724,594,640

End of year	$735,274,497	$772,438,297

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS
Auto Components — 0.5%
Aptiv PLC*	88,692	$14,629,745

Automobiles — 1.2%
Rivian Automotive, Inc. (Class A Stock)*(a)	204,756	21,231,150
Tesla, Inc.*	12,220	12,913,851

		34,145,001

Biotechnology — 0.7%
Vertex Pharmaceuticals, Inc.*	86,842	19,070,503

Capital Markets — 1.3%
Charles Schwab Corp. (The)	137,587	11,571,067
MarketAxess Holdings, Inc.	10,728	4,412,105
S&P Global, Inc.	40,709	19,211,798

		35,194,970

Commercial Services & Supplies — 0.0%
Aurora Innovation, Inc.*	84,759	954,386

Electronic Equipment, Instruments & Components — 1.3%
Amphenol Corp. (Class A Stock)	398,165	34,823,511

Entertainment — 4.1%
Live Nation Entertainment, Inc.*	148,123	17,728,842
Netflix, Inc.*	89,932	54,178,634
Spotify Technology SA*	152,905	35,784,357
Warner Music Group Corp. (Class A Stock)	149,228	6,443,665

		114,135,498

Health Care Equipment & Supplies — 4.6%
Becton, Dickinson & Co.	69,872	17,571,411
Intuitive Surgical, Inc.*	162,545	58,402,418
Stryker Corp.	198,048	52,961,996

		128,935,825

Health Care Providers & Services — 7.2%
Anthem, Inc.	32,433	15,033,993
Centene Corp.*	16,365	1,348,476
Cigna Corp.	242,690	55,728,905
HCA Healthcare, Inc.	116,601	29,957,129
Humana, Inc.	49,957	23,173,054
UnitedHealth Group, Inc.	150,058	75,350,124

		200,591,681

Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc.*	11,699	28,068,592
Chipotle Mexican Grill, Inc.*	10,372	18,132,849
DraftKings, Inc. (Class A Stock)*(a)	249,513	6,854,122

		53,055,563

Interactive Media & Services — 19.1%
Alphabet, Inc. (Class A Stock)*	73,744	213,639,318
Alphabet, Inc. (Class C Stock)*	29,348	84,921,079
IAC/InterActiveCorp*(a)	102,518	13,400,128
Match Group, Inc.*	168,883	22,334,777
Meta Platforms, Inc. (Class A Stock)*	476,190	160,166,507

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
Snap, Inc. (Class A Stock)*	809,610	$38,075,958

		532,537,767

Internet & Direct Marketing Retail — 9.0%
Amazon.com, Inc.*	67,832	226,174,951
Coupang, Inc. (South Korea)*(a)	396,085	11,636,977
DoorDash, Inc. (Class A Stock)*(a)	25,675	3,823,007
Farfetch Ltd. (United Kingdom) (Class A Stock)*	222,876	7,450,745

		249,085,680

IT Services — 8.3%
Block, Inc.*	45,402	7,332,877
Fiserv, Inc.*	365,640	37,949,776
Global Payments, Inc.	299,965	40,549,269
Mastercard, Inc. (Class A Stock)	96,655	34,730,075
MongoDB, Inc.*	47,291	25,033,491
PayPal Holdings, Inc.*	119,254	22,488,919
Shopify, Inc. (Canada) (Class A Stock)*	6,768	9,322,175
Snowflake, Inc. (Class A Stock)*	8,694	2,945,092
Visa, Inc. (Class A Stock)(a)	226,696	49,127,290

		229,478,964

Leisure Products — 0.2%
Peloton Interactive, Inc. (Class A Stock)*	171,573	6,135,451

Life Sciences Tools & Services — 1.0%
Avantor, Inc.*	677,268	28,540,074

Machinery — 1.0%
Ingersoll Rand, Inc.	457,543	28,308,185

Multiline Retail — 1.3%
Dollar General Corp.	154,049	36,329,376

Professional Services — 0.0%
CoStar Group, Inc.*	3,812	301,262

Semiconductors & Semiconductor Equipment — 4.3%
Advanced Micro Devices, Inc.*	166,001	23,887,544
ASML Holding NV (Netherlands)	62,537	49,788,207
NVIDIA Corp.	152,022	44,711,191

		118,386,942

Software — 23.3%
Fortinet, Inc.*	124,982	44,918,531
HashiCorp, Inc. (Class A Stock)*(a)	22,897	2,084,543
Intuit, Inc.	162,901	104,781,181
Microsoft Corp.	810,967	272,744,421
salesforce.com, Inc.*	369,261	93,840,298
SentinelOne, Inc. (Class A Stock)*(a)	253,942	12,821,532
ServiceNow, Inc.*	67,847	44,040,166
Splunk, Inc.*	136,484	15,793,928
Synopsys, Inc.*	79,811	29,410,354
UiPath, Inc. (Class A Stock)*(a)	235,086	10,139,259
Workday, Inc. (Class A Stock)*	31,233	8,532,231
Zoom Video Communications, Inc. (Class A Stock)*	52,514	9,657,850

		648,764,294

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail — 2.2%
Carvana Co.*	75,802	$17,570,146
Ross Stores, Inc.	377,597	43,151,785

		60,721,931

Technology Hardware, Storage & Peripherals — 5.6%
Apple, Inc.	877,604	155,836,142

Textiles, Apparel & Luxury Goods — 1.4%
Lululemon Athletica, Inc.*	52,468	20,538,598
NIKE, Inc. (Class B Stock)	114,337	19,056,548

		39,595,146

TOTAL LONG-TERM INVESTMENTS (cost $1,539,299,430)		2,769,557,897

SHORT-TERM INVESTMENTS — 4.9%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	15,413,440	15,413,440
PGIM Institutional Money Market Fund (cost $119,184,302; includes $119,175,641 of cash collateral for securities on loan)(b)(wa)	119,262,924	119,179,440

TOTAL SHORT-TERM INVESTMENTS (cost $134,597,742)		134,592,880

TOTAL INVESTMENTS—104.4% (cost $1,673,897,172)		2,904,150,777
Liabilities in excess of other assets — (4.4)%		(121,290,133)

NET ASSETS — 100.0%		$2,782,860,644

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $115,422,192; cash collateral of $119,175,641 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Auto Components	$14,629,745	$—	$—
Automobiles	34,145,001	—	—
Biotechnology	19,070,503	—	—
Capital Markets	35,194,970	—	—
Commercial Services & Supplies	954,386	—	—
Electronic Equipment, Instruments & Components	34,823,511	—	—
Entertainment	114,135,498	—	—
Health Care Equipment & Supplies	128,935,825	—	—
Health Care Providers & Services	200,591,681	—	—
Hotels, Restaurants & Leisure	53,055,563	—	—
Interactive Media & Services	532,537,767	—	—
Internet & Direct Marketing Retail	249,085,680	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
IT Services	$229,478,964	$—	$—
Leisure Products	6,135,451	—	—
Life Sciences Tools & Services	28,540,074	—	—
Machinery	28,308,185	—	—
Multiline Retail	36,329,376	—	—
Professional Services	301,262	—	—
Semiconductors & Semiconductor Equipment	118,386,942	—	—
Software	648,764,294	—	—
Specialty Retail	60,721,931	—	—
Technology Hardware, Storage & Peripherals	155,836,142	—	—
Textiles, Apparel & Luxury Goods	39,595,146	—	—
Short-Term Investments
Affiliated Mutual Funds	134,592,880	—	—

Total	$2,904,150,777	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Software	23.3%
Interactive Media & Services	19.1
Internet & Direct Marketing Retail	9.0
IT Services	8.3
Health Care Providers & Services	7.2
Technology Hardware, Storage & Peripherals	5.6
Affiliated Mutual Funds (4.3% represents investments purchased with collateral from securities on loan)	4.9
Health Care Equipment & Supplies	4.6
Semiconductors & Semiconductor Equipment	4.3
Entertainment	4.1
Specialty Retail	2.2
Hotels, Restaurants & Leisure	1.9
Textiles, Apparel & Luxury Goods	1.4
Multiline Retail	1.3
Capital Markets	1.3

Electronic Equipment, Instruments & Components	1.3%
Automobiles	1.2
Life Sciences Tools & Services	1.0
Machinery	1.0
Biotechnology	0.7
Auto Components	0.5
Leisure Products	0.2
Commercial Services & Supplies	0.0 *
Professional Services	0.0 *

104.4
Liabilities in excess of other assets	(4.4)

100.0%

* Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$115,422,192	$(115,422,192)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $115,422,192:
Unaffiliated investments (cost $1,539,299,430)	$2,769,557,897
Affiliated investments (cost $134,597,742)	134,592,880
Receivable for investments sold	1,891,581
Receivable for Portfolio shares sold	320,324
Dividends receivable	254,628
Tax reclaim receivable	134,651
Prepaid expenses	20,752

Total Assets	2,906,772,713

LIABILITIES
Payable to broker for collateral for securities on loan	119,175,641
Payable for investments purchased	1,985,967
Payable for Portfolio shares purchased	1,640,926
Management fee payable	718,954
Accrued expenses and other liabilities	176,933
Payable to affiliate	134,651
Distribution fee payable	77,116
Trustees’ fees payable	1,430
Affiliated transfer agent fee payable	451

Total Liabilities	123,912,069

NET ASSETS	$2,782,860,644

Net assets were comprised of:
Partners’ Equity	$2,782,860,644

Net asset value and redemption price per share, $2,782,860,644 / 36,829,576 outstanding shares of beneficial interest	$75.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $48,783 foreign withholding tax)	$10,446,548
Income from securities lending, net (including affiliated income of $102,848)	273,438
Affiliated dividend income	26,056

Total income	10,746,042

EXPENSES
Management fee	21,067,114
Distribution fee	7,820,733
Custodian and accounting fees	176,865
Trustees’ fees	49,370
Legal fees and expenses	33,135
Audit fee	26,300
Shareholders’ reports	7,756
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,422
Miscellaneous	66,163

Total expenses	29,254,858
Less: Fee waiver and/or expense reimbursement	(1,671,960)

Net expenses	27,582,898

NET INVESTMENT INCOME (LOSS)	(16,836,856)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(50,274))	322,435,697
In-kind redemption(1)	486,005,918

808,441,615
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $5,629)	(303,772,078)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	504,669,537

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$487,832,681

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(16,836,856)	$(13,136,322)
Net realized gain (loss) on investment transactions	808,441,615	432,340,184
Net change in unrealized appreciation (depreciation) on investments	(303,772,078)	507,180,956

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	487,832,681	926,384,818

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,286,613 and 21,712,781 shares, respectively]	165,463,801	1,031,189,962
Portfolio shares purchased [21,144,828 and 29,700,347 shares, respectively]	(1,463,493,530)	(1,303,210,109)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,298,029,729)	(272,020,147)

TOTAL INCREASE (DECREASE)	(810,197,048)	654,364,671
NET ASSETS:
Beginning of year	3,593,057,692	2,938,693,021

End of year	$2,782,860,644	$3,593,057,692

(1)  See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 98.6%

COMMON STOCKS — 98.0%
Aerospace & Defense — 0.6%
Boeing Co. (The)*	47,859	$9,634,974

Air Freight & Logistics — 2.8%
United Parcel Service, Inc. (Class B Stock)	223,368	47,876,697

Airlines — 0.6%
Southwest Airlines Co.*	250,661	10,738,317

Auto Components — 0.8%
Magna International, Inc. (Canada)	161,557	13,076,424

Banks — 8.8%
Bank of America Corp.	737,694	32,820,006
Citigroup, Inc.	51,500	3,110,085
Fifth Third Bancorp	684,062	29,790,900
Huntington Bancshares, Inc.	1,006,200	15,515,604
Signature Bank	21,441	6,935,520
Wells Fargo & Co.	1,254,605	60,195,948

		148,368,063

Beverages — 0.9%
Coca-Cola Co. (The)	252,137	14,929,032

Biotechnology — 1.5%
AbbVie, Inc.	188,519	25,525,473

Capital Markets — 4.4%
Charles Schwab Corp. (The)	430,717	36,223,300
Goldman Sachs Group, Inc. (The)	51,569	19,727,721
Morgan Stanley	181,239	17,790,420

		73,741,441

Chemicals — 2.4%
CF Industries Holdings, Inc.	262,661	18,591,146
International Flavors & Fragrances, Inc.	147,677	22,247,540

		40,838,686

Commercial Services & Supplies — 0.6%
Stericycle, Inc.*	181,326	10,814,283

Communications Equipment — 1.0%
Cisco Systems, Inc.	260,610	16,514,856

Containers & Packaging — 1.9%
International Paper Co.	674,534	31,689,607

Diversified Financial Services — 1.1%
Equitable Holdings, Inc.	586,207	19,221,727

Electric Utilities — 4.3%
Entergy Corp.	103,355	11,642,940
NextEra Energy, Inc.	209,672	19,574,978
Southern Co. (The)	611,217	41,917,262

		73,135,180

Electrical Equipment — 0.6%
Rockwell Automation, Inc.(a)	30,481	10,633,297

Electronic Equipment, Instruments & Components — 0.8%
TE Connectivity Ltd.	82,981	13,388,155

Entertainment — 1.3%
Walt Disney Co. (The)*	139,810	21,655,171

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) — 3.8%
AvalonBay Communities, Inc.	69,832	$17,638,865
Welltower, Inc.	141,541	12,139,972
Weyerhaeuser Co.	811,036	33,398,462

		63,177,299

Food & Staples Retailing — 1.2%
Walmart, Inc.	142,956	20,684,304

Food Products — 2.7%
Bunge Ltd.	108,848	10,162,049
Conagra Brands, Inc.	377,097	12,877,862
Tyson Foods, Inc. (Class A Stock)	256,385	22,346,517

		45,386,428

Health Care Equipment & Supplies — 5.1%
Becton, Dickinson & Co.	116,591	29,320,305
Hologic, Inc.*	183,730	14,066,369
Medtronic PLC	225,270	23,304,181
Zimmer Biomet Holdings, Inc.	156,158	19,838,312

		86,529,167

Health Care Providers & Services — 4.1%
Anthem, Inc.	71,108	32,961,403
Cigna Corp.	90,256	20,725,485
CVS Health Corp.	151,177	15,595,419

		69,282,307

Hotels, Restaurants & Leisure — 0.6%
Las Vegas Sands Corp.*	262,329	9,874,064

Household Products — 1.2%
Kimberly-Clark Corp.	137,410	19,638,637

Industrial Conglomerates — 4.2%
General Electric Co.	567,909	53,650,363
Siemens AG (Germany), ADR	190,800	16,523,280

		70,173,643

Insurance — 8.0%
American International Group, Inc.	849,745	48,316,501
Chubb Ltd.	202,022	39,052,873
Marsh & McLennan Cos., Inc.	101,589	17,658,200
MetLife, Inc.	481,160	30,067,688

		135,095,262

Interactive Media & Services — 0.9%
Alphabet, Inc. (Class C Stock)*	5,097	14,748,628

IT Services — 1.1%
Fiserv, Inc.*	186,207	19,326,424

Life Sciences Tools & Services — 0.9%
Thermo Fisher Scientific, Inc.	23,431	15,634,100

Machinery — 1.9%
Cummins, Inc.	62,980	13,738,457
Illinois Tool Works, Inc.(a)	72,812	17,970,002

		31,708,459

Media — 2.5%
Comcast Corp. (Class A Stock)	429,415	21,612,457
Fox Corp. (Class B Stock)	157,084	5,383,269

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Media (cont’d.)
News Corp. (Class A Stock)	644,305	$14,374,444

		41,370,170

Multiline Retail — 0.5%
Kohl’s Corp.	155,001	7,655,499

Multi-Utilities — 2.5%
Ameren Corp.	181,127	16,122,114
Sempra Energy	199,278	26,360,494

		42,482,608

Oil, Gas & Consumable Fuels — 5.5%
ConocoPhillips	304,497	21,978,593
Exxon Mobil Corp.	301,242	18,432,998
TC Energy Corp. (Canada)(a)	253,894	11,816,227
TotalEnergies SE (France), ADR	821,625	40,637,573

		92,865,391

Pharmaceuticals — 4.7%
Elanco Animal Health, Inc.*	331,860	9,418,187
Johnson & Johnson	158,237	27,069,604
Merck & Co., Inc.	234,928	18,004,882
Perrigo Co. PLC(a)	77,650	3,020,585
Pfizer, Inc.	353,127	20,852,149

		78,365,407

Professional Services — 0.4%
Nielsen Holdings PLC	292,428	5,997,698

Semiconductors & Semiconductor Equipment — 5.6%
Applied Materials, Inc.	147,131	23,152,534
NXP Semiconductors NV (China)	46,846	10,670,582
QUALCOMM, Inc.	210,193	38,437,994
Texas Instruments, Inc.	117,793	22,200,447

		94,461,557

Software — 3.5%
Citrix Systems, Inc.	132,917	12,572,619
Microsoft Corp.	135,580	45,598,266

		58,170,885

Specialty Retail — 1.6%
TJX Cos., Inc. (The)	353,823	26,862,242

Tobacco — 1.1%
Philip Morris International, Inc.	198,875	18,893,125

TOTAL COMMON STOCKS (cost $1,198,306,545)		1,650,164,687

PREFERRED STOCKS — 0.6%
Electric Utilities — 0.4%
Southern Co. (The), Series 2019, CVT, 6.750%, Maturing 08/01/22	120,303	6,466,286

	Shares	Value

PREFERRED STOCKS (continued)
Health Care Equipment & Supplies — 0.2%
Becton, Dickinson & Co., Series B, CVT, 6.000%, Maturing 06/01/23(a)	69,131	$3,646,660

Pharmaceuticals — 0.0%
Elanco Animal Health, Inc., CVT, 5.000%, Maturing 02/01/23	10,648	475,540

TOTAL PREFERRED STOCKS
(cost $9,682,940)		10,588,486

TOTAL LONG-TERM INVESTMENTS
(cost $1,207,989,485)		1,660,753,173

SHORT-TERM INVESTMENTS — 2.1%

AFFILIATED MUTUAL FUND — 0.6%
PGIM Institutional Money Market Fund (cost $9,488,340; includes $9,485,869 of cash collateral for securities on loan)(b)(we)	9,494,986	9,488,340

UNAFFILIATED FUND — 1.5%
JPMorgan US Government Money Market Fund, (Capital Shares)	25,172,406	25,172,406

(cost $25,172,406)

TOTAL SHORT-TERM INVESTMENTS (cost $34,660,746)		34,660,746

TOTAL INVESTMENTS—100.7% (cost $1,242,650,231)		1,695,413,919
Liabilities in excess of other assets — (0.7)%		(11,990,980)

NET ASSETS — 100.0%		$1,683,422,939

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,436,666; cash collateral of $9,485,869 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(we)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$9,634,974	$—	$—
Air Freight & Logistics	47,876,697	—	—
Airlines	10,738,317	—	—
Auto Components	13,076,424	—	—
Banks	148,368,063	—	—
Beverages	14,929,032	—	—
Biotechnology	25,525,473	—	—
Capital Markets	73,741,441	—	—
Chemicals	40,838,686	—	—
Commercial Services & Supplies	10,814,283	—	—
Communications Equipment	16,514,856	—	—
Containers & Packaging	31,689,607	—	—
Diversified Financial Services	19,221,727	—	—
Electric Utilities	73,135,180	—	—
Electrical Equipment	10,633,297	—	—
Electronic Equipment, Instruments & Components	13,388,155	—	—
Entertainment	21,655,171	—	—
Equity Real Estate Investment Trusts (REITs)	63,177,299	—	—
Food & Staples Retailing	20,684,304	—	—
Food Products	45,386,428	—	—
Health Care Equipment & Supplies	86,529,167	—	—
Health Care Providers & Services	69,282,307	—	—
Hotels, Restaurants & Leisure	9,874,064	—	—
Household Products	19,638,637	—	—
Industrial Conglomerates	70,173,643	—	—
Insurance	135,095,262	—	—
Interactive Media & Services	14,748,628	—	—
IT Services	19,326,424	—	—
Life Sciences Tools & Services	15,634,100	—	—
Machinery	31,708,459	—	—
Media	41,370,170	—	—
Multiline Retail	7,655,499	—	—
Multi-Utilities	42,482,608	—	—
Oil, Gas & Consumable Fuels	92,865,391	—	—
Pharmaceuticals	78,365,407	—	—
Professional Services	5,997,698	—	—
Semiconductors & Semiconductor Equipment	94,461,557	—	—
Software	58,170,885	—	—
Specialty Retail	26,862,242	—	—
Tobacco	18,893,125	—	—
Preferred Stocks
Electric Utilities	6,466,286	—	—
Health Care Equipment & Supplies	3,646,660	—	—
Pharmaceuticals	475,540	—	—
Short-Term Investments
Affiliated Mutual Fund	9,488,340	—	—
Unaffiliated Fund	25,172,406	—	—

Total	$1,695,413,919	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Banks	8.8%
Insurance	8.0
Semiconductors & Semiconductor Equipment	5.6
Oil, Gas & Consumable Fuels	5.5
Health Care Equipment & Supplies	5.3
Electric Utilities	4.7
Pharmaceuticals	4.7
Capital Markets	4.4
Industrial Conglomerates	4.2
Health Care Providers & Services	4.1
Equity Real Estate Investment Trusts (REITs)	3.8
Software	3.5
Air Freight & Logistics	2.8
Food Products	2.7
Multi-Utilities	2.5
Media	2.5
Chemicals	2.4
Machinery	1.9
Containers & Packaging	1.9
Specialty Retail	1.6
Biotechnology	1.5
Unaffiliated Fund	1.5
Entertainment	1.3
Food & Staples Retailing	1.2

Household Products	1.2%
IT Services	1.1
Diversified Financial Services	1.1
Tobacco	1.1
Communications Equipment	1.0
Life Sciences Tools & Services	0.9
Beverages	0.9
Interactive Media & Services	0.9
Electronic Equipment, Instruments & Components	0.8
Auto Components	0.8
Commercial Services & Supplies	0.6
Airlines	0.6
Electrical Equipment	0.6
Hotels, Restaurants & Leisure	0.6
Aerospace & Defense	0.6
Affiliated Mutual Fund (0.6% represents investments purchased with collateral from securities on loan)	0.6
Multiline Retail	0.5
Professional Services	0.4

100.7
Liabilities in excess of other assets	(0.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$9,436,666	$(9,436,666)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $9,436,666:
Unaffiliated investments (cost $1,233,161,891)	$1,685,925,579
Affiliated investments (cost $9,488,340)	9,488,340
Dividends receivable	2,584,881
Tax reclaim receivable	2,482,535
Receivable for investments sold	1,544,432
Receivable for Portfolio shares sold	272,004
Prepaid expenses	13,052

Total Assets	1,702,310,823

LIABILITIES
Payable to broker for collateral for securities on loan	9,485,869
Payable for Portfolio shares purchased	6,063,497
Payable to affiliate	2,275,605
Payable for investments purchased	515,927
Management fee payable	339,429
Accrued expenses and other liabilities	159,865
Distribution fee payable	46,280
Trustees’ fees payable	961
Affiliated transfer agent fee payable	451

Total Liabilities	18,887,884

NET ASSETS	$1,683,422,939

Net assets were comprised of:
Partners’ Equity	$1,683,422,939

Net asset value and redemption price per share, $1,683,422,939 / 76,274,804 outstanding shares of beneficial interest	$22.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $768,911 foreign withholding tax, of which $47,462 is reimbursable by an affiliate)	$46,292,337
Income from securities lending, net (including affiliated income of $31,654)	43,077

Total income	46,335,414

EXPENSES
Management fee	12,645,633
Distribution fee	5,651,870
Custodian and accounting fees	151,798
Trustees’ fees	38,650
Legal fees and expenses	35,609
Audit fee	23,900
Shareholders’ reports	8,346
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,399
Miscellaneous	63,285

Total expenses	18,626,490
Less: Fee waiver and/or expense reimbursement	(364,170)

Net expenses	18,262,320

NET INVESTMENT INCOME (LOSS)	28,073,094

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(11,638))	207,310,976
In-kind redemption(1)	430,926,506
Foreign currency transactions	885

638,238,367

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $6,409)	(30,891,040)
Foreign currencies	1,762

(30,889,278)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	607,349,089

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$635,422,183

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$28,073,094	$51,278,000
Net realized gain (loss) on investment and foreign currency transactions	638,238,367	(252,546,944)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(30,889,278)	220,103,102

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	635,422,183	18,834,158

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,163,405 and 114,027,171 shares, respectively]	62,703,215	1,579,195,186
Portfolio shares purchased [89,635,119 and 130,654,639 shares, respectively]	(1,875,190,562)	(1,827,260,904)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,812,487,347)	(248,065,718)

TOTAL INCREASE (DECREASE)	(1,177,065,164)	(229,231,560)
NET ASSETS:
Beginning of year	2,860,488,103	3,089,719,663

End of year	$1,683,422,939	$2,860,488,103

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.7%

COMMON STOCKS — 96.9%
Agricultural & Farm Machinery — 1.5%
AGCO Corp.	32,764	$3,801,279
Deere & Co.	18,147	6,222,425

		10,023,704

Agricultural Products — 0.9%
Darling Ingredients, Inc.*	88,970	6,164,731

Building Products — 0.6%
ROCKWOOL International A/S (Denmark)(Class B Stock)	9,907	4,331,400

Communications Equipment — 0.2%
Bluescape Opportunities Acquisition Corp., UTS*	124,802	1,267,988

Construction & Engineering — 0.6%
Quanta Services, Inc.	37,800	4,334,148

Construction Machinery & Heavy Trucks — 2.4%
Alamo Group, Inc.	18,092	2,662,781
Caterpillar, Inc.	31,583	6,529,469
Epiroc AB (Sweden)(Class B Stock)	336,194	7,139,370

		16,331,620

Construction Materials — 1.7%
Martin Marietta Materials, Inc.	12,933	5,697,245
Vulcan Materials Co.	26,311	5,461,638

		11,158,883

Copper — 2.8%
Antofagasta PLC (Chile)	140,519	2,551,874
ERO Copper Corp. (Canada)*	258,742	3,947,761
OZ Minerals Ltd. (Australia)	247,107	5,088,083
Southern Copper Corp. (Peru)	118,504	7,312,882

		18,900,600

Diversified Metals & Mining — 6.1%
BHP Group Ltd. (Australia)(a)	474,712	14,351,292
Boliden AB (Sweden)	426,441	16,498,248
Grupo Mexico SAB de CV (Mexico)(Class B Stock)	643,200	2,803,938
IGO Ltd. (Australia)	847,518	7,105,129

		40,758,607

Electric Utilities — 2.7%
Enel SpA (Italy)	313,234	2,508,191
Iberdrola SA (Spain)	273,857	3,240,672
IDACORP, Inc.	22,054	2,498,939
NextEra Energy, Inc.	51,599	4,817,283
Xcel Energy, Inc.	77,020	5,214,254

		18,279,339

Electrical Components & Equipment — 3.5%
Hubbell, Inc.	31,381	6,535,721
Legrand SA (France)	40,510	4,744,097
Schneider Electric SE	37,111	7,283,984
Shoals Technologies Group, Inc. (Class A Stock)*(a)	217,469	5,284,497

		23,848,299

	Shares	Value

COMMON STOCKS (continued)
Fertilizers & Agricultural Chemicals — 0.5%
CF Industries Holdings, Inc.	47,571	$3,367,075

Forest Products — 1.1%
Svenska Cellulosa AB SCA (Sweden)(Class B Stock)	221,247	3,929,045
West Fraser Timber Co. Ltd. (Canada)	35,033	3,342,253

		7,271,298

Gold — 1.7%
Franco-Nevada Corp. (Canada)	11,354	1,570,235
Northern Star Resources Ltd. (Australia)	412,366	2,829,731
Perseus Mining Ltd. (Australia)*	1,269,905	1,494,714
Victoria Gold Corp. (Canada)*	164,773	1,856,212
Wesdome Gold Mines Ltd. (Canada)*	374,018	3,403,255

		11,154,147

Industrial Gases — 5.3%
Air Liquide SA (France)	40,332	7,035,274
Air Products & Chemicals, Inc.	33,689	10,250,215
Linde PLC (United Kingdom)	53,006	18,362,869

		35,648,358

Industrial Machinery — 3.5%
Alfa Laval AB (Sweden)	70,918	2,847,937
Atlas Copco AB (Sweden)(Class B Stock)	62,440	3,662,633
Kadant, Inc.	15,571	3,588,804
Sandvik AB (Sweden)	204,204	5,683,731
Timken Co. (The)	37,497	2,598,167
Weir Group PLC (The) (United Kingdom)	230,562	5,359,663

		23,740,935

Integrated Oil & Gas — 11.9%
Chevron Corp.	165,409	19,410,746
Equinor ASA (Norway)	694,659	18,427,979
Galp Energia SGPS SA (Portugal)	1,249,816	12,112,085
TotalEnergies SE (France)(a)	594,253	30,203,742

		80,154,552

Metal & Glass Containers — 1.9%
Ardagh Metal Packaging SA*(a)	127,695	1,153,086
Ball Corp.	55,149	5,309,194
Verallia SA (France), 144A	187,528	6,608,460

		13,070,740

Multi-Utilities — 3.7%
Ameren Corp.	57,374	5,106,860
CMS Energy Corp.	77,220	5,023,161
Dominion Energy, Inc.	67,497	5,302,564
Sempra Energy	35,477	4,692,898
WEC Energy Group, Inc.	48,444	4,702,459

		24,827,942

Oil & Gas Equipment & Services — 2.7%
Cactus, Inc. (Class A Stock)	124,260	4,738,034
ChampionX Corp.*	200,944	4,061,078
Enerflex Ltd. (Canada)	499,172	3,022,774

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Oil & Gas Equipment & Services (cont’d.)
Halliburton Co.	143,680	$3,285,962
Liberty Oilfield Services, Inc. (Class A Stock)*	101,389	983,473
TechnipFMC PLC (United Kingdom)*	400,100	2,368,592

		18,459,913

Oil & Gas Exploration & Production — 15.9%
Aker BP ASA (Norway)	167,942	5,169,978
Canadian Natural Resources Ltd. (Canada)	117,712	4,973,878
ConocoPhillips	389,962	28,147,457
Devon Energy Corp.(a)	329,296	14,505,489
EOG Resources, Inc.	207,800	18,458,874
Hess Corp.	99,313	7,352,141
Lundin Energy AB (Sweden)	209,851	7,505,440
Magnolia Oil & Gas Corp. (Class A Stock)(a)	308,838	5,827,773
Pioneer Natural Resources Co.	82,711	15,043,477

		106,984,507

Oil & Gas Storage & Transportation — 1.3%
Enbridge, Inc. (Canada)(a)	77,184	3,016,351
TC Energy Corp. (Canada)	128,106	5,962,053

		8,978,404

Packaged Foods & Meats — 0.3%
Sanderson Farms, Inc.	11,264	2,152,325

Paper Packaging — 5.0%
Avery Dennison Corp.	27,117	5,872,729
International Paper Co.	163,929	7,701,385
Mayr Melnhof Karton AG (Austria)	20,338	4,096,622
Packaging Corp. of America	86,820	11,820,543
Westrock Co.	88,367	3,919,960

		33,411,239

Paper Products — 3.1%
Mondi PLC (Austria)	335,733	8,289,835
Stora Enso OYJ (Finland)(Class R Stock)	220,698	4,044,615
Sylvamo Corp.*	1,157	32,269
UPM-Kymmene OYJ (Finland)	218,075	8,287,188

		20,653,907

Railroads — 1.6%
Norfolk Southern Corp.	16,967	5,051,246
Union Pacific Corp.	22,794	5,742,492

		10,793,738

Research & Consulting Services — 0.4%
ALS Ltd. (Australia)	288,533	2,744,611

Semiconductor Equipment — 1.4%
Entegris, Inc.	45,670	6,328,949
SUMCO Corp. (Japan)	147,500	2,993,877

		9,322,826

Silver — 0.3%
Pan American Silver Corp. (Canada)	82,800	2,067,516

	Shares	Value
COMMON STOCKS (continued)
Specialty Chemicals — 11.6%
Akzo Nobel NV (Netherlands)	86,139	$9,454,465
Croda International PLC (United Kingdom)	39,475	5,409,463
Element Solutions, Inc.	272,565	6,617,878
Hexpol AB (Sweden)	267,609	3,594,426
Koninklijke DSM NV (Netherlands)	23,695	5,338,431
PPG Industries, Inc.	41,343	7,129,187
Quaker Chemical Corp.(a)	11,594	2,675,663
RPM International, Inc.	119,964	12,116,364
Sherwin-Williams Co. (The)	61,212	21,556,418
Shin-Etsu Chemical Co. Ltd. (Japan)	25,000	4,325,495

		78,217,790

Steel — 0.5%
Reliance Steel & Aluminum Co.	20,595	3,340,921

Trading Companies & Distributors — 0.2%
Azelis Group NV (Belgium)*	53,303	1,530,874

TOTAL COMMON STOCKS (cost $523,874,786)		653,292,937

PREFERRED STOCKS — 2.8%
Electric Utilities
NextEra Energy, Inc., CVT, 5.279%, Maturing 03/01/23	181,293	10,431,599
Southern Co. (The), Series 2019, CVT, 6.750%, Maturing 08/01/22(a)	154,427	8,300,451

TOTAL PREFERRED STOCKS (cost $15,484,541)		18,732,050

TOTAL LONG-TERM INVESTMENTS (cost $539,359,327)		672,024,987

SHORT-TERM INVESTMENTS — 8.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	939,344	939,344
PGIM Institutional Money Market Fund (cost $53,776,150; includes $53,773,982 of cash collateral for securities on loan)(b)(wa)	53,813,451	53,775,782

TOTAL SHORT-TERM INVESTMENTS (cost $54,715,494)		54,715,126

TOTAL INVESTMENTS—107.8% (cost $594,074,821)		726,740,113
Liabilities in excess of other assets — (7.8)%		(52,880,996)

NET ASSETS — 100.0%		$673,859,117

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

See the Glossary for a list of the abbreviation(s) used in the annual report:

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $51,409,839; cash collateral of $53,773,982 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$33,613,560	$—
Austria	—	12,386,457	—
Belgium	—	1,530,874	—
Canada	33,162,288	—	—
Chile	—	2,551,874	—
Denmark	—	4,331,400	—
Finland	—	12,331,803	—
France	—	48,591,573	—
Italy	—	2,508,191	—
Japan	—	7,319,372	—
Mexico	2,803,938	—	—
Netherlands	—	14,792,896	—
Norway	—	23,597,957	—
Peru	7,312,882	—	—
Portugal	—	12,112,085	—
Spain	—	3,240,672	—
Sweden	—	50,860,830	—
United Kingdom	20,731,461	10,769,126	—
United States	341,459,714	7,283,984	—
Preferred Stocks
United States	18,732,050	—	—
Short-Term Investments
Affiliated Mutual Funds	54,715,126	—	—

Total	$478,917,459	$247,822,654	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Oil & Gas Exploration & Production	15.9%
Integrated Oil & Gas	11.9
Specialty Chemicals	11.6

Affiliated Mutual Funds (8.0% represents investments purchased with collateral from securities on loan)	8.1%
Diversified Metals & Mining	6.1

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Electric Utilities	5.5%
Industrial Gases	5.3
Paper Packaging	5.0
Multi-Utilities	3.7
Industrial Machinery	3.5
Electrical Components & Equipment	3.5
Paper Products	3.1
Copper	2.8
Oil & Gas Equipment & Services	2.7
Construction Machinery & Heavy Trucks	2.4
Metal & Glass Containers	1.9
Construction Materials	1.7
Gold	1.7
Railroads	1.6
Agricultural & Farm Machinery	1.5
Semiconductor Equipment	1.4

Oil & Gas Storage & Transportation	1.3%
Forest Products	1.1
Agricultural Products	0.9
Construction & Engineering	0.6
Building Products	0.6
Fertilizers & Agricultural Chemicals	0.5
Steel	0.5
Research & Consulting Services	0.4
Silver	0.3
Packaged Foods & Meats	0.3
Communications Equipment	0.2
Trading Companies & Distributors	0.2

107.8
Liabilities in excess of other assets	(7.8)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2021, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written
Equity contracts	$77,616

For the year ended December 31, 2021, the Portfolio did not have any net change in unrealized appreciation (depreciation) on derivatives in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Written(1)
$5,760

(1) Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$51,409,839	$(51,409,839)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $51,409,839:
Unaffiliated investments (cost $539,359,327)	$672,024,987
Affiliated investments (cost $54,715,494)	54,715,126
Foreign currency, at value (cost $98,659)	99,852
Tax reclaim receivable	1,374,790
Dividends receivable	506,692
Receivable for Portfolio shares sold	338,028
Receivable for investments sold	143,041
Receivable from affiliate	1,295
Prepaid expenses and other assets	11,984

Total Assets	729,215,795

LIABILITIES
Payable to broker for collateral for securities on loan	53,773,982
Payable to affiliate	1,143,094
Management fee payable	262,506
Accrued expenses and other liabilities	59,713
Payable for investments purchased	58,405
Payable for Portfolio shares purchased	39,520
Distribution fee payable	18,448
Trustees’ fees payable	559
Affiliated transfer agent fee payable	451

Total Liabilities	55,356,678

NET ASSETS	$673,859,117

Net assets were comprised of:
Partners’ Equity	$673,859,117

Net asset value and redemption price per share, $673,859,117 / 24,723,080 outstanding shares of beneficial interest	$27.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $1,146,688 foreign withholding tax, of which $124,250 is reimbursable by an affiliate)	$16,904,711
Income from securities lending, net (including affiliated income of $16,210)	79,492
Affiliated dividend income	7,716

Total income	16,991,919

EXPENSES
Management fee	4,497,393
Distribution fee	1,549,962
Custodian and accounting fees	76,099
Audit fee	27,900
Legal fees and expenses	23,194
Trustees’ fees	17,259
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,398
Shareholders’ reports	7,014
Miscellaneous	36,018

Total expenses	6,242,237
Less: Fee waiver and/or expense reimbursement	(94,238)

Net expenses	6,147,999

NET INVESTMENT INCOME (LOSS)	10,843,920

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(7,364))	59,180,872
Options written transactions	77,616
Foreign currency transactions	(124,219)

59,134,269

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $617)	51,575,526
Foreign currencies	(6,730)

51,568,796

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	110,703,065

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$121,546,985

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$10,843,920	$5,853,164
Net realized gain (loss) on investment and foreign currency transactions	59,134,269	(87,716,907)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	51,568,796	55,426,944

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	121,546,985	(26,436,799)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [10,804,107 and 13,666,704 shares, respectively]	259,249,257	228,600,951
Portfolio shares purchased [4,310,940 and 13,934,767 shares, respectively]	(108,309,092)	(217,351,585)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	150,940,165	11,249,366

TOTAL INCREASE (DECREASE)	272,487,150	(15,187,433)
NET ASSETS:
Beginning of year	401,371,967	416,559,400

End of year	$673,859,117	$401,371,967

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 86.4%

COMMON STOCKS — 86.1%
Aerospace & Defense — 3.9%
Airbus SE (France)*	21,154	$2,709,601
BAE Systems PLC (United Kingdom)	516,118	3,836,482
BWX Technologies, Inc.	81,503	3,902,364
CAE, Inc. (Canada)*	140,918	3,554,839
General Dynamics Corp.	65,746	13,706,069
Hexcel Corp.*(a)	18,758	971,664
Lockheed Martin Corp.	46,631	16,573,124
Montana Aerospace AG (Germany), 144A*	37,908	1,410,147
Northrop Grumman Corp.	50,345	19,487,039
Raytheon Technologies Corp.	147,606	12,702,972

		78,854,301

Air Freight & Logistics — 0.3%
Expeditors International of Washington, Inc.	39,482	5,302,038

Airlines — 0.0%
Ryanair Holdings PLC (Ireland), ADR*	9,440	965,995

Auto Components — 0.1%
Gentherm, Inc.*	5,297	460,309
Visteon Corp.*	9,965	1,107,510

		1,567,819

Automobiles — 0.2%
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	1,112,000	1,095,347
Isuzu Motors Ltd. (Japan)	150,510	1,868,636
Suzuki Motor Corp. (Japan)	17,200	662,110
		3,626,093
Banks — 4.8%
1st Source Corp.	12,150	602,640
Atlantic Union Bankshares Corp.	21,637	806,844
Banc of California, Inc.	67,393	1,322,251
Bank of America Corp.	104,438	4,646,447
Bank of Ireland Group PLC (Ireland)*	259,496	1,474,263
Bank of Nova Scotia (The) (Canada)	54,820	3,880,889
BNP Paribas SA (France)	20,750	1,435,210
Cadence Bank	31,882	949,765
DNB Bank ASA (Norway)	115,042	2,632,483
Eastern Bankshares, Inc.	38,032	767,105
Erste Group Bank AG (Austria)	89,256	4,197,576
First Citizens BancShares, Inc. (Class A Stock)(a)	4,914	4,077,834
First Midwest Bancorp, Inc.	37,026	758,293
First Republic Bank	20,397	4,212,185
Great Western Bancorp, Inc.	26,151	888,088
Hancock Whitney Corp.	26,360	1,318,527
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	2,174,000	1,238,104
ING Groep NV (Netherlands)	140,106	1,958,362
International Bancshares Corp.	25,193	1,067,931
JPMorgan Chase & Co.	102,604	16,247,343
KBC Group NV (Belgium)	65,349	5,647,939
M&T Bank Corp.	90,670	13,925,099
Mitsubishi UFJ Financial Group, Inc. (Japan)	377,217	2,045,897

	Shares	Value

COMMON STOCKS (continued)

Banks (cont’d.)
Nedbank Group Ltd. (South Africa)	25,638	$281,262
Popular, Inc. (Puerto Rico)	33,497	2,748,094
Royal Bank of Canada (Canada)	45,991	4,881,056
Standard Chartered PLC (United Kingdom)	402,729	2,440,464
Synovus Financial Corp.	26,889	1,287,176
Truist Financial Corp.	136,078	7,967,367
UniCredit SpA (Italy)	102,517	1,567,947
Webster Financial Corp.	17,298	965,920

		98,240,361

Beverages — 2.8%
Asahi Group Holdings Ltd. (Japan)	23,570	916,927
C&C Group PLC (Ireland)*	214,574	675,800
Coca-Cola Co. (The)	278,522	16,491,287
Coca-Cola HBC AG (Russia)*	39,898	1,379,507
Constellation Brands, Inc. (Class A Stock)	19,669	4,936,329
Diageo PLC (United Kingdom)	208,610	11,394,155
PepsiCo, Inc.	127,913	22,219,767

		58,013,772

Biotechnology — 0.1%
Ascendis Pharma A/S (Denmark), ADR*(a)	7,973	1,072,608
Genmab A/S (Denmark)*	2,714	1,084,630

		2,157,238

Building Products — 1.4%
American Woodmark Corp.*	13,660	890,632
Builders FirstSource, Inc.*	57,311	4,912,126
Johnson Controls International PLC	191,912	15,604,365
Lennox International, Inc.	18,606	6,035,042
Tyman PLC (United Kingdom)	269,918	1,464,614

		28,906,779

Capital Markets — 3.8%
Ares Management Corp. (Class A Stock)	76,381	6,207,484
Banca Generali SpA (Italy)	35,852	1,579,436
BlackRock, Inc.	7,662	7,015,021
Brookfield Asset Management, Inc. (Canada) (Class A Stock)(a)	86,054	5,195,941
Charles Schwab Corp. (The)	262,609	22,085,417
Hong Kong Exchanges & Clearing Ltd.
(Hong Kong)	65,795	3,845,675
Intermediate Capital Group PLC (United Kingdom)	167,744	4,971,454
London Stock Exchange Group PLC (United Kingdom)	7,262	681,150
Moody’s Corp.	6,797	2,654,772
Morgan Stanley	144,930	14,226,329
S&P Global, Inc.	13,482	6,362,560
UBS Group AG (Switzerland)	170,593	3,055,748

		77,880,987

Chemicals — 2.9%
Axalta Coating Systems Ltd.*	30,099	996,879

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Celanese Corp.	63,716	$10,708,111
Ecolab, Inc.	77,554	18,193,393
Element Solutions, Inc.	73,368	1,781,375
HB Fuller Co.	11,107	899,667
LG Chem Ltd. (South Korea)*	3,776	1,954,990
Linde PLC (United Kingdom)	44,017	15,248,809
Nutrien Ltd. (Canada)	15,153	1,138,976
Orion Engineered Carbons SA (Germany)*	55,651	1,021,752
Sherwin-Williams Co. (The)	18,372	6,469,884

		58,413,836

Commercial Services & Supplies — 1.9%
ACCO Brands Corp.	107,977	891,890
BrightView Holdings, Inc.*	50,275	707,872
Cintas Corp.	18,940	8,393,640
Clean Harbors, Inc.*	54,394	5,426,889
Copart, Inc.*	105,305	15,966,344
Rentokil Initial PLC (United Kingdom)	113,271	896,460
UniFirst Corp.	4,279	900,302
Waste Connections, Inc.	34,504	4,701,860

		37,885,257

Communications Equipment — 1.9%
Arista Networks, Inc.*	64,725	9,304,219
Cisco Systems, Inc.	293,187	18,579,260
Motorola Solutions, Inc.	42,395	11,518,721

		39,402,200

Construction & Engineering — 0.3%
JTOWER, Inc. (Japan)*(a)	20,200	1,695,344
Primoris Services Corp.	33,180	795,656
Vinci SA (France)	24,889	2,629,455
Yokogawa Bridge Holdings Corp. (Japan)	53,900	1,027,470

		6,147,925

Construction Materials — 0.1%
CRH PLC (Ireland)	24,121	1,277,824

Consumer Finance — 1.4%
American Express Co.	125,688	20,562,557
Credit Acceptance Corp.*(a)	12,023	8,267,976

		28,830,533

Containers & Packaging — 0.6%
Ball Corp.	34,830	3,353,084
Huhtamaki OYJ (Finland)	37,015	1,635,189
Sealed Air Corp.	27,392	1,848,138
TriMas Corp.	53,640	1,984,680
Vidrala SA (Spain)	38,631	3,807,607

		12,628,698

Distributors — 0.1%
PALTAC Corp. (Japan)	32,000	1,316,216

Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc. (Class B Stock)*	18,850	5,636,150

	Shares	Value

COMMON STOCKS (continued)
Diversified Financial Services (cont’d.)
Zenkoku Hosho Co. Ltd. (Japan)	17,200	$748,859

		6,385,009

Diversified Telecommunication Services — 0.8%
Cellnex Telecom SA (Spain), 144A	88,499	5,147,422
Hellenic Telecommunications Organization SA (Greece)	141,586	2,618,499
Koninklijke KPN NV (Netherlands)	703,771	2,187,566
United Internet AG (Germany)	65,097	2,576,235
Verizon Communications, Inc.	54,428	2,828,079

		15,357,801

Electric Utilities — 1.1%
Duke Energy Corp.	25,433	2,667,922
Edison International	31,511	2,150,626
Exelon Corp.	240,318	13,880,767
Iberdrola SA (Spain)	188,752	2,233,587
Portland General Electric Co.	26,836	1,420,161

		22,353,063

Electrical Equipment — 0.8%
Eaton Corp. PLC	54,874	9,483,325
Schneider Electric SE	32,935	6,464,337
Thermon Group Holdings, Inc.*	37,377	632,793

		16,580,455

Electronic Equipment, Instruments & Components — 1.0%
Belden, Inc.	21,851	1,436,266
Corning, Inc.	211,646	7,879,581
CTS Corp.	28,700	1,053,864
Landis+Gyr Group AG (Switzerland)*	15,069	1,020,547
TE Connectivity Ltd.	57,239	9,234,940

		20,625,198

Equity Real Estate Investment Trusts (REITs) — 2.1%
Alexander & Baldwin, Inc.	47,454	1,190,621
American Tower Corp.	36,550	10,690,875
Brandywine Realty Trust	73,535	986,840
Centerspace	7,801	865,131
Corporate Office Properties Trust	21,596	604,040
Crown Castle International Corp.	40,461	8,445,829
LXP Industrial Trust(a)	54,155	845,901
Medical Properties Trust, Inc.	487,636	11,522,839
Physicians Realty Trust	58,117	1,094,343
Piedmont Office Realty Trust, Inc. (Class A Stock)	58,236	1,070,378
PotlatchDeltic Corp.	13,306	801,287
Public Storage	8,336	3,122,332
RPT Realty	96,361	1,289,310
UNITE Group PLC (The) (United Kingdom)	51,808	779,340

		43,309,066

Food & Staples Retailing — 0.3%
MatsukiyoCocokara & Co. (Japan)	37,050	1,369,780
Performance Food Group Co.*	93,728	4,301,178

		5,670,958

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Food Products — 1.3%
Archer-Daniels-Midland Co.	155,452	$10,507,001
Cranswick PLC (United Kingdom)	96,692	4,866,974
Hostess Brands, Inc.*	45,818	935,604
Kellogg Co.(a)	33,179	2,137,391
Nestle SA (Switzerland)	14,615	2,045,446
Nomad Foods Ltd. (United Kingdom)*(a)	158,578	4,026,295
Post Holdings, Inc.*	8,858	998,562

		25,517,273

Gas Utilities — 0.4%
China Gas Holdings Ltd. (China)	451,800	941,386
New Jersey Resources Corp.	21,048	864,231
Spire, Inc.	12,215	796,662
UGI Corp.	126,274	5,797,240

		8,399,519

Health Care Equipment & Supplies — 3.1%
Baxter International, Inc.	140,219	12,036,399
Becton, Dickinson & Co.	50,872	12,793,291
Boston Scientific Corp.*	76,349	3,243,305
Haemonetics Corp.*	25,229	1,338,146
Hologic, Inc.*	24,230	1,855,049
ICU Medical, Inc.*	19,125	4,539,127
Koninklijke Philips NV (Netherlands)	31,524	1,174,858
Lantheus Holdings, Inc.*	27,285	788,264
Medtronic PLC	174,412	18,042,921
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	699,600	873,154
Stryker Corp.	23,095	6,176,065

		62,860,579

Health Care Providers & Services — 3.4%
Apria, Inc.*	20,876	680,558
Chemed Corp.	8,979	4,750,250
HCA Healthcare, Inc.	28,027	7,200,697
Humana, Inc.	12,175	5,647,496
LHC Group, Inc.*	2,700	370,521
MEDNAX, Inc.*	38,810	1,056,020
Owens & Minor, Inc.	32,340	1,406,790
UnitedHealth Group, Inc.	94,732	47,568,726

		68,681,058

Health Care Technology — 0.0%
Allscripts Healthcare Solutions, Inc.*	48,784	900,065

Hotels, Restaurants & Leisure — 2.2%
Airbnb, Inc. (Class A Stock)*	19,169	3,191,447
Aramark	40,725	1,500,716
Choice Hotels International, Inc.	40,885	6,377,651
Compass Group PLC (United Kingdom)*	274,494	6,118,520
Kangwon Land, Inc. (South Korea)*	52,860	1,066,489
McDonald’s Corp.	80,230	21,507,256
Sands China Ltd. (Macau)*	1,051,922	2,447,800
Trip.com Group Ltd. (China)*	45,500	1,113,680

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Wyndham Hotels & Resorts, Inc.	8,634	$774,038

		44,097,597

Household Durables — 0.7%
Midea Group Co. Ltd. (China) (Class A Stock)	139,200	1,612,652
NVR, Inc.*	1,771	10,464,609
Tri Pointe Homes, Inc.*	45,709	1,274,824

		13,352,085

Household Products — 2.2%
Colgate-Palmolive Co.	279,430	23,846,556
Procter & Gamble Co. (The)	117,174	19,167,323
Spectrum Brands Holdings, Inc.	20,374	2,072,443

		45,086,322

Industrial Conglomerates — 0.2%
Honeywell International, Inc.	19,312	4,026,745

Insurance — 7.5%
AIA Group Ltd. (Hong Kong)	533,579	5,379,844
Alleghany Corp.*	2,466	1,646,277
Argo Group International Holdings Ltd.	12,312	715,450
Arthur J. Gallagher & Co.	35,794	6,073,168
Assured Guaranty Ltd.	15,994	802,899
AXA SA (France)	127,158	3,796,905
Chubb Ltd.	178,246	34,456,734
Direct Line Insurance Group PLC (United Kingdom)	255,063	962,222
Enstar Group Ltd.*	15,157	3,752,722
Globe Life, Inc.(a)	55,096	5,163,597
Intact Financial Corp. (Canada)	129,740	16,863,790
Kemper Corp.	20,469	1,203,373
Manulife Financial Corp. (Canada)	57,883	1,103,252
Markel Corp.*	6,273	7,740,882
Marsh & McLennan Cos., Inc.	153,381	26,660,685
MetLife, Inc.	209,371	13,083,594
Old Mutual Ltd. (South Africa)(a)	1,870,391	1,545,449
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	226,500	1,631,980
ProAssurance Corp.	36,681	928,029
Progressive Corp. (The)	72,178	7,409,072
Reinsurance Group of America, Inc.	7,629	835,299
SiriusPoint Ltd. (Bermuda)*	93,938	763,716
T&D Holdings, Inc. (Japan)	136,500	1,741,334
Talanx AG (Germany)	39,830	1,925,385
Tokio Marine Holdings, Inc. (Japan)	52,939	2,941,296
White Mountains Insurance Group Ltd.	3,521	3,569,942

		152,696,896

Interactive Media & Services — 1.0%
Alphabet, Inc. (Class A Stock)*	3,756	10,881,282
Match Group, Inc.*	37,965	5,020,872
Meta Platforms, Inc. (Class A Stock)*	15,746	5,296,167

		21,198,321

Internet & Direct Marketing Retail — 0.7%
Alibaba Group Holding Ltd. (China)*	109,517	1,643,757
Amazon.com, Inc.*	2,900	9,669,586

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Internet & Direct Marketing Retail (cont’d.)
Coupang, Inc. (South Korea)*(a)	28,134	$826,577
Meituan (China) (Class B Stock), 144A*	45,300	1,303,456

		13,443,376

IT Services — 3.0%
Accenture PLC (Class A Stock)	42,852	17,764,296
Edenred (France)(a)	94,641	4,367,675
ExlService Holdings, Inc.*	4,782	692,290
Fidelity National Information Services, Inc.	44,711	4,880,206
Gartner, Inc.*	11,590	3,874,769
GoDaddy, Inc. (Class A Stock)*	70,317	5,967,101
Visa, Inc. (Class A Stock)(a)	104,938	22,741,114
WNS Holdings Ltd. (India), ADR*	11,060	975,713

		61,263,164

Life Sciences Tools & Services — 1.2%
Danaher Corp.	50,331	16,559,402
ICON PLC (Ireland)*	20,637	6,391,279
Syneos Health, Inc.*	7,502	770,306

		23,720,987

Machinery — 2.2%
Albany International Corp. (Class A Stock)	3,633	321,339
Alfa Laval AB (Sweden)	96,410	3,871,649
Fortive Corp.	115,549	8,815,233
IDEX Corp.	28,020	6,621,686
Ingersoll Rand, Inc.	84,501	5,228,077
Luxfer Holdings PLC (United Kingdom)	47,513	917,476
Middleby Corp. (The)*	27,906	5,490,785
PACCAR, Inc.	55,720	4,917,847
Sandvik AB (Sweden)	192,497	5,357,883
Sany Heavy Industry Co. Ltd. (China) (Class A Stock)	223,300	798,676
Trelleborg AB (Sweden) (Class B Stock)	69,362	1,820,532

		44,161,183

Marine — 0.3%
Irish Continental Group PLC (Ireland), UTS*	1,303,857	6,716,501

Media — 1.0%
Cable One, Inc.	3,839	6,769,885
Comcast Corp. (Class A Stock)	255,885	12,878,692
WideOpenWest, Inc.*	50,141	1,079,034

		20,727,611

Metals & Mining — 0.1%
Rio Tinto PLC (Australia)	45,582	3,023,499

Multi-Utilities — 0.8%
Engie SA (France)	194,314	2,877,675
National Grid PLC (United Kingdom)	220,456	3,176,242
Sempra Energy	72,121	9,540,166

		15,594,083

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels — 1.8%
Canadian Natural Resources Ltd. (Canada)	59,417	$2,510,644
Chesapeake Energy Corp.(a)	10,780	695,526
Coterra Energy, Inc.	244,286	4,641,434
Dorian LPG Ltd.	45,353	575,529
Enbridge, Inc. (Canada)	116,629	4,555,626
Galp Energia SGPS SA (Portugal)	73,772	714,931
Pioneer Natural Resources Co.	70,509	12,824,177
Reliance Industries Ltd. (India)	84,056	2,682,534
TC Energy Corp. (Canada)	61,165	2,844,647
TotalEnergies SE (France)	99,288	5,046,452

		37,091,500

Paper & Forest Products — 0.1%
Mondi PLC (Austria)	71,772	1,772,176
Neenah, Inc.	26,448	1,224,014

		2,996,190

Personal Products — 0.4%
Unilever PLC (United Kingdom), ADR	145,525	7,827,790

Pharmaceuticals — 4.7%
Almirall SA (Spain)	85,135	1,093,553
Astellas Pharma, Inc. (Japan)	119,700	1,947,321
AstraZeneca PLC (United Kingdom)	44,460	5,206,880
Eisai Co. Ltd. (Japan)	18,280	1,042,640
Eli Lilly & Co.	47,661	13,164,921
Johnson & Johnson	145,898	24,958,771
Merck & Co., Inc.	161,906	12,408,476
Novartis AG (Switzerland)	106,851	9,384,835
Ono Pharmaceutical Co. Ltd. (Japan)	55,600	1,379,308
Pfizer, Inc.	396,678	23,423,836
Sanofi (France)	16,670	1,678,541

		95,689,082

Professional Services — 1.1%
Bureau Veritas SA (France)	272,533	9,050,855
CBIZ, Inc.*	28,093	1,098,998
Huron Consulting Group, Inc.*	27,855	1,389,965
ICF International, Inc.	10,986	1,126,614
Persol Holdings Co. Ltd. (Japan)	27,500	798,124
Science Applications International Corp.	64,587	5,398,827
Wolters Kluwer NV (Netherlands)	32,144	3,785,700

		22,649,083

Real Estate Management & Development — 0.5%
CK Asset Holdings Ltd. (Hong Kong)	221,000	1,391,889
Mitsubishi Estate Co. Ltd. (Japan)	58,200	807,972
Nexity SA (France)	67,864	3,194,155
Tricon Residential, Inc. (Canada)	276,392	4,230,166

		9,624,182

Road & Rail — 1.5%
AMERCO	6,764	4,912,220
Canadian National Railway Co. (Canada)	81,379	9,996,181

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Road & Rail (cont’d.)
Union Pacific Corp.	65,483	$16,497,132

		31,405,533

Semiconductors & Semiconductor Equipment — 1.3%
ASE Technology Holding Co. Ltd. (Taiwan)	268,000	1,025,941
Globalwafers Co. Ltd. (Taiwan)	58,400	1,875,911
KLA Corp.	8,833	3,799,162
Marvell Technology, Inc.	81,972	7,171,730
MediaTek, Inc. (Taiwan)	74,500	3,198,115
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	122,025	2,712,437
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	29,398	3,536,873
Texas Instruments, Inc.	13,988	2,636,318

		25,956,487

Software — 3.5%
ACI Worldwide, Inc.*	25,344	879,437
Black Knight, Inc.*	111,357	9,230,382
CDK Global, Inc.	33,161	1,384,140
Constellation Software, Inc. (Canada)	8,198	15,210,257
Microsoft Corp.	86,763	29,180,132
Palo Alto Networks, Inc.*	9,059	5,043,689
Progress Software Corp.	21,026	1,014,925
salesforce.com, Inc.*	21,084	5,358,077
Topicus.com, Inc. (Netherlands)*	9,093	834,576
Workday, Inc. (Class A Stock)*	13,003	3,552,159

		71,687,774

Specialty Retail — 3.2%
CarMax, Inc.*	33,586	4,373,905
Five Below, Inc.*	30,385	6,286,353
Home Depot, Inc. (The)	5,619	2,331,941
Industria de Diseno Textil SA (Spain)	45,717	1,482,635
Lowe’s Cos., Inc.	49,923	12,904,097
Monro, Inc.(a)	17,317	1,009,062
TJX Cos., Inc. (The)	401,720	30,498,582
Ulta Beauty, Inc.*	14,925	6,154,175

		65,040,750

Technology Hardware, Storage & Peripherals — 0.2%
Samsung Electronics Co. Ltd. (South Korea)	52,713	3,465,111

Textiles, Apparel & Luxury Goods — 1.0%
Kontoor Brands, Inc.	25,055	1,284,068
NIKE, Inc. (Class B Stock)	113,837	18,973,213

		20,257,281

Thrifts & Mortgage Finance — 0.1%
NMI Holdings, Inc. (Class A Stock)*	40,259	879,659
Northwest Bancshares, Inc.	50,578	716,185

		1,595,844

Tobacco — 0.8%
British American Tobacco PLC (United Kingdom)	19,600	727,317

	Shares	Value

COMMON STOCKS (continued)
Tobacco (cont’d.)
Philip Morris International, Inc.	171,481	$16,290,695

		17,018,012

Trading Companies & Distributors — 1.2%
AerCap Holdings NV (Ireland)*	63,545	4,157,114
Air Lease Corp.	20,846	922,019
Brenntag SE (Germany)	156,606	14,168,572
Fastenal Co.	48,822	3,127,537
GATX Corp.(a)	10,251	1,068,052
Triton International Ltd. (Bermuda)	32,605	1,963,799

		25,407,093

Wireless Telecommunication Services — 0.4%
Bharti Airtel Ltd. (India)*	385,947	3,548,938
KDDI Corp. (Japan)	101,244	2,955,219
SoftBank Corp. (Japan)	192,200	2,433,794

		8,937,951

TOTAL COMMON STOCKS (cost $1,349,028,826)		1,753,815,949

EXCHANGE-TRADED FUND — 0.3%
iShares MSCI ACWI ETF(a)	53,254	5,633,208

(cost $5,435,963)
PREFERRED STOCK — 0.0%
Automobiles
Volkswagen AG (Germany) (PRFC)	5,020	1,014,097

(cost $811,196)
TOTAL LONG-TERM INVESTMENTS (cost $1,355,275,985)		1,760,463,254

SHORT-TERM INVESTMENTS — 16.2%
AFFILIATED MUTUAL FUND — 2.5%
PGIM Institutional Money Market Fund (cost $50,178,098; includes $50,174,921 of cash collateral for securities on loan)(b)(we)	50,211,362	50,176,214

UNAFFILIATED FUND — 12.7%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, (Institutional Shares)	258,199,215	258,199,215

(cost $258,199,215)
OPTIONS PURCHASED*~ — 1.0%
(cost $43,126,788)		21,119,883

TOTAL SHORT-TERM INVESTMENTS (cost $351,504,101)		329,495,312

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—102.6%
(cost $1,706,780,086)		2,089,958,566

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Value
OPTIONS WRITTEN*~ — (0.6)% (premiums received $25,390,774)	$(12,158,700)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—102.0% (cost $1,681,389,312)	2,077,799,866
Liabilities in excess of other assets(z) — (2.0)%	(40,093,960)

NET ASSETS — 100.0%	$2,037,705,906

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
~	See tables subsequent to the Schedule of Investments for options detail.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $49,005,430; cash collateral of $50,174,921 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(we)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	01/31/22	$4,225.00	437	44	$334,305
S&P 500 Index	Put	02/18/22	$4,225.00	215	22	373,885
S&P 500 Index	Put	03/18/22	$4,100.00	1,127	113	3,255,903
S&P 500 Index	Put	06/17/22	$4,100.00	1,157	116	10,123,750
S&P 500 Index	Put	09/16/22	$4,225.00	428	43	7,032,040

Total Options Purchased (cost $ 43,126,788)						$21,119,883

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	03/18/22	$3,750.00	1,127	113	$(1,667,960)
S&P 500 Index	Put	06/17/22	$3,750.00	1,157	116	(6,039,540)
S&P 500 Index	Put	09/16/22	$3,850.00	428	43	(4,451,200)

Total Options Written (premiums received $ 25,390,774)						$(12,158,700)

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
121	NASDAQ 100 E-Mini Index	Mar. 2022	$39,496,215	$(177,804)

Short Positions:
388	MSCI Emerging Markets Index	Mar. 2022	23,790,220	206,622
81	Russell 2000 E-Mini Index	Mar. 2022	9,083,340	(111,351)
463	S&P 500 E-Mini Index	Mar. 2022	110,159,275	(2,291,103)
116	S&P/TSX 60 Index	Mar. 2022	23,492,533	(385,598)

				(2,581,430)

				$(2,759,234)

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Japanese Yen,
Expiring 03/16/22	Morgan Stanley & Co. International PLC	JPY 7,940,800	$69,803,272	$69,077,245	$—	$(726,027)

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 03/16/22	Morgan Stanley & Co. International PLC	CAD 52,900	$41,680,297	$41,812,949	$—	$(132,652)

					$—	$(858,679)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$8,050,346	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$70,898,071	$7,956,230	$—
Air Freight & Logistics	5,302,038	—	—
Airlines	965,995	—	—
Auto Components	1,567,819	—	—
Automobiles	—	3,626,093	—
Banks	73,320,854	24,919,507	—
Beverages	43,647,383	14,366,389	—
Biotechnology	1,072,608	1,084,630	—
Building Products	27,442,165	1,464,614	—
Capital Markets	63,747,524	14,133,463	—
Chemicals	56,458,846	1,954,990	—
Commercial Services & Supplies	36,988,797	896,460	—
Communications Equipment	39,402,200	—	—
Construction & Engineering	795,656	5,352,269	—
Construction Materials	—	1,277,824	—
Consumer Finance	28,830,533	—	—
Containers & Packaging	7,185,902	5,442,796	—
Distributors	—	1,316,216	—
Diversified Financial Services	5,636,150	748,859	—

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Diversified Telecommunication Services	$2,828,079	$12,529,722	$—
Electric Utilities	20,119,476	2,233,587	—
Electrical Equipment	10,116,118	6,464,337	—
Electronic Equipment, Instruments & Components	19,604,651	1,020,547	—
Equity Real Estate Investment Trusts (REITs)	42,529,726	779,340	—
Food & Staples Retailing	4,301,178	1,369,780	—
Food Products	18,604,853	6,912,420	—
Gas Utilities	7,458,133	941,386	—
Health Care Equipment & Supplies	60,812,567	2,048,012	—
Health Care Providers & Services	68,681,058	—	—
Health Care Technology	900,065	—	—
Hotels, Restaurants & Leisure	33,351,108	10,746,489	—
Household Durables	11,739,433	1,612,652	—
Household Products	45,086,322	—	—
Industrial Conglomerates	4,026,745	—	—
Insurance	132,772,481	19,924,415	—
Interactive Media & Services	21,198,321	—	—
Internet & Direct Marketing Retail	10,496,163	2,947,213	—
IT Services	56,895,489	4,367,675	—
Life Sciences Tools & Services	23,720,987	—	—
Machinery	32,312,443	11,848,740	—
Marine	—	6,716,501	—
Media	20,727,611	—	—
Metals & Mining	—	3,023,499	—
Multi-Utilities	9,540,166	6,053,917	—
Oil, Gas & Consumable Fuels	28,647,583	8,443,917	—
Paper & Forest Products	1,224,014	1,772,176	—
Personal Products	7,827,790	—	—
Pharmaceuticals	73,956,004	21,733,078	—
Professional Services	9,014,404	13,634,679	—
Real Estate Management & Development	4,230,166	5,394,016	—
Road & Rail	31,405,533	—	—
Semiconductors & Semiconductor Equipment	17,144,083	8,812,404	—
Software	71,687,774	—	—
Specialty Retail	63,558,115	1,482,635	—
Technology Hardware, Storage & Peripherals	—	3,465,111	—
Textiles, Apparel & Luxury Goods	20,257,281	—	—
Thrifts & Mortgage Finance	1,595,844	—	—
Tobacco	16,290,695	727,317	—
Trading Companies & Distributors	11,238,521	14,168,572	—
Wireless Telecommunication Services	—	8,937,951	—
Exchange-Traded Fund	5,633,208	—	—
Preferred Stock
Automobiles	—	1,014,097	—
Short-Term Investments
Affiliated Mutual Fund	50,176,214	—	—
Unaffiliated Fund	258,199,215	—	—
Options Purchased	20,785,578	334,305	—

Total	$1,813,957,736	$276,000,830	$—

Liabilities
Options Written	$(7,707,500)	$(4,451,200)	$—

Other Financial Instruments*
Assets
Futures Contracts	$206,622	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3

Other Financial Instruments* (continued)

Liabilities
Futures Contracts	$ (2,965,856)	$ —	$—
OTC Forward Foreign Currency Exchange Contracts	—	(858,679)	—

Total	$ (2,965,856)	$ (858,679)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Unaffiliated Fund	12.7%
Insurance	7.5
Banks	4.8
Pharmaceuticals	4.7
Aerospace & Defense	3.9
Capital Markets	3.8
Software	3.5
Health Care Providers & Services	3.4
Specialty Retail	3.2
Health Care Equipment & Supplies	3.1
IT Services	3.0
Chemicals	2.9
Beverages	2.8
Affiliated Mutual Fund (2.5% represents investments purchased with collateral from securities on loan)	2.5
Household Products	2.2
Machinery	2.2
Hotels, Restaurants & Leisure	2.2
Equity Real Estate Investment Trusts (REITs)	2.1
Communications Equipment	1.9
Commercial Services & Supplies	1.9
Oil, Gas & Consumable Fuels	1.8
Road & Rail	1.5
Building Products	1.4
Consumer Finance	1.4
Semiconductors & Semiconductor Equipment	1.3
Food Products	1.3
Trading Companies & Distributors	1.2
Life Sciences Tools & Services	1.2
Professional Services	1.1
Electric Utilities	1.1
Interactive Media & Services	1.0
Options Purchased	1.0
Media	1.0
Electronic Equipment, Instruments & Components	1.0
Textiles, Apparel & Luxury Goods	1.0

Tobacco	0.8%
Electrical Equipment	0.8
Multi-Utilities	0.8
Diversified Telecommunication Services	0.8
Internet & Direct Marketing Retail	0.7
Household Durables	0.7
Containers & Packaging	0.6
Real Estate Management & Development	0.5
Wireless Telecommunication Services	0.4
Gas Utilities	0.4
Personal Products	0.4
Marine	0.3
Diversified Financial Services	0.3
Construction & Engineering	0.3
Food & Staples Retailing	0.3
Exchange-Traded Fund	0.3
Air Freight & Logistics	0.3
Automobiles	0.2
Industrial Conglomerates	0.2
Technology Hardware, Storage & Peripherals	0.2
Metals & Mining	0.1
Paper & Forest Products	0.1
Biotechnology	0.1
Thrifts & Mortgage Finance	0.1
Auto Components	0.1
Distributors	0.1
Construction Materials	0.1
Airlines	0.0 *
Health Care Technology	0.0 *

102.6
Options Written	(0.6)
Liabilities in excess of other assets	(2.0)

100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and foreign exchange contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
	Due from/to broker-variation			Due from/to broker-variation
Equity contracts	margin futures	$206,622	*	margin futures	$ 2,965,856*
				Options written outstanding, at
Equity contracts	Unaffiliated investments	21,119,883		value	12,158,700
				Unrealized depreciation on OTC
				forward foreign currency
Foreign exchange contracts	—	—		exchange contracts	858,679

		$21,326,505			$15,983,235

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts
Equity contracts	$(112,499,452)	$59,435,270	$(42,228,058)	$—
Foreign exchange contracts	—	—	—	(6,614,422)

Total	$(112,499,452)	$59,435,270	$(42,228,058)	$(6,614,422)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts
Equity contracts	$4,684,883	$(3,983,464)	$2,439,610	$—
Foreign exchange contracts	—	—	—	(1,772,728)

Total	$4,684,883	$(3,983,464)	$2,439,610	$(1,772,728)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$51,030,983	$313,200	$7,899,243	$182,451,034	$72,747,186

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward Foreign Currency Exchange Contracts—Sold(3)
$42,174,307

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$49,005,430	$(49,005,430)	$—

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Morgan Stanley & Co. International PLC	$—	$(858,679)	$(858,679)	$—	$(858,679)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $49,005,430:
Unaffiliated investments (cost $1,656,601,988)	$2,039,782,352
Affiliated investments (cost $50,178,098)	50,176,214
Foreign currency, at value (cost $780,808)	783,776
Deposit with broker for centrally cleared/exchange-traded derivatives	8,050,346
Tax reclaim receivable	1,901,457
Dividends receivable	1,891,513
Receivable for investments sold	1,520,251
Due from broker-variation margin futures	289,629
Receivable from affiliate	609
Receivable for Portfolio shares sold	605
Prepaid expenses and other assets	204,249

Total Assets	2,104,601,001

LIABILITIES
Payable to broker for collateral for securities on loan	50,174,921
Options written outstanding, at value (premiums received $25,390,774)	12,158,700
Payable for investments purchased	1,336,004
Payable to affiliate	871,283
Unrealized depreciation on OTC forward foreign currency exchange contracts	858,679
Management fee payable	676,583
Payable for Portfolio shares purchased	656,703
Accrued expenses and other liabilities	91,921
Distribution fee payable	55,777
Foreign capital gains tax liability accrued	12,973
Trustees’ fees payable	1,100
Affiliated transfer agent fee payable	451

Total Liabilities	66,895,095

NET ASSETS	$2,037,705,906

Net assets were comprised of:
Partners’ Equity	$2,037,705,906

Net asset value and redemption price per share, $2,037,705,906 / 97,870,589 outstanding shares of beneficial interest	$20.82

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,273,126 foreign withholding tax, of which $93,835 is reimbursable by an affiliate)	$31,548,644
Income from securities lending, net (including affiliated income of $34,005)	102,621

Total income	31,651,265

EXPENSES
Management fee	16,605,623
Distribution fee	5,124,805
Custodian and accounting fees	229,990
Trustees’ fees	35,220
Audit fee	30,000
Legal fees and expenses	28,981
Shareholders’ reports	9,311
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,399
Miscellaneous	51,123

Total expenses	22,122,452
Less: Fee waiver and/or expense reimbursement	(1,127,457)

Net expenses	20,994,995

NET INVESTMENT INCOME (LOSS)	10,656,270

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(14,583)) (net of foreign capital gains taxes $(133,681))	125,488,258
Futures transactions	(42,228,058)
Forward currency contract transactions	(6,614,422)
Options written transactions	59,435,270
Foreign currency transactions	(10,564)

136,070,484

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $547) (net of change in foreign capital gains taxes $34,556)	89,998,274
Futures	2,439,610
Forward currency contracts	(1,772,728)
Options written	(3,983,464)
Foreign currencies	(50,627)

86,631,065

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	222,701,549

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$233,357,819

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$10,656,270	$12,560,329
Net realized gain (loss) on investment and foreign currency transactions	136,070,484	29,931,342
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	86,631,065	17,256,822

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	233,357,819	59,748,493

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [754,660 and 55,016,772 shares, respectively]	15,000,629	852,867,193
Portfolio shares purchased [11,966,980 and 68,007,847 shares, respectively]	(236,834,711)	(1,013,488,890)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(221,834,082)	(160,621,697)

TOTAL INCREASE (DECREASE)	11,523,737	(100,873,204)
NET ASSETS:
Beginning of year	2,026,182,169	2,127,055,373

End of year	$2,037,705,906	$2,026,182,169

SEE NOTES TO FINANCIAL STATEMENTS.

A160

Financial Highlights

AST Cohen & Steers Realty Portfolio

	Year Ended December 31,
	2021		2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.05		$14.46	$11.02		$11.57		$10.89

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08		0.22	0.19		0.21		0.18
Net realized and unrealized gain (loss) on investment transactions	5.94		(0.63)	3.25		(0.76)		0.50

Total from investment operations	6.02		(0.41)	3.44		(0.55)		0.68

Capital Contributions	—		—	—	(b)(c)	—		—

Net Asset Value, end of year	$20.07		$14.05	$14.46		$11.02		$11.57

Total Return(d)	42.85%		(2.84)%	31.22	%(e)	(4.75)%		6.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$556		$547	$616		$506		$656
Average net assets (in millions)	$544		$502	$600		$596		$654
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.10%		1.08%	1.05%		1.05%		1.04%
Expenses before waivers and/or expense reimbursement	1.11%		1.11%	1.10%		1.11%		1.10%
Net investment income (loss)	0.50%		1.64%	1.45%		1.89%		1.63%
Portfolio turnover rate(g)	42%		89%	79%		56%		79%

AST Emerging Markets Equity Portfolio
	Year Ended December 31,
	2021		2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.25		$9.85	$8.69		$10.11		$8.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.14		0.11	0.18		0.17		0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.12	)(h)	0.29	0.98		(1.61)		1.99

Total from investment operations	0.02		0.40	1.16		(1.44)		2.11

Capital Contributions	—		—	—	(b)(c)(i)	0.02	(i)	—

Net Asset Value, end of year	$10.27		$10.25	$9.85		$8.69		$10.11

Total Return(d)	0.20%		4.06%	13.35	%(e)	(14.05	)%(j)	26.38%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$536		$781	$417		$337		$511
Average net assets (in millions)	$651		$465	$398		$449		$458
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.28%		1.33%	1.38%		1.41%		1.39%
Expenses before waivers and/or expense reimbursement	1.28%		1.43%	1.38%		1.41%		1.39%
Net investment income (loss)	1.27%		1.33%	1.92%		1.74%		1.30%
Portfolio turnover rate(g)	55%		134%	18%		9%		13%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(i)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(j)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (14.25)%.

SEE NOTES TO FINANCIAL STATEMENTS.

B1

Financial Highlights

AST Goldman Sachs Small-Cap Value Portfolio

	Year Ended December 31,
	2021	2020		2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$25.64	$25.03		$20.41		$23.75		$21.17

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	0.12		0.17		0.10		0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.82	0.49	(b)	4.45		(3.44)		2.47

Total from investment operations	6.83	0.61		4.62		(3.34)		2.58

Capital Contributions	—	—		—	(c)(d)	—	(d)(e)	—

Net Asset Value, end of year	$32.47	$25.64		$25.03		$20.41		$23.75

Total Return(f)	26.64%	2.44%		22.64	%(g)	(14.06	)%(g)	12.19%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$826	$905		$956		$791		$1,025
Average net assets (in millions)	$906	$734		$911		$981		$965
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.03%	1.05%		1.03%		1.03%		1.03%
Expenses before waivers and/or expense reimbursement	1.04%	1.06%		1.04%		1.04%		1.04%
Net investment income (loss)	0.05%	0.60%		0.73%		0.43%		0.49%
Portfolio turnover rate(i)	76%	111%		58%		55%		56%

AST Hotchkis & Wiley Large-Cap Value Portfolio
	Year Ended December 31,
	2021	2020		2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$33.18	$33.08		$25.54		$29.76		$24.96

Income (Loss) From Investment Operations:
Net investment income (loss)	0.42	0.50		0.51		0.52		0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.26	(0.40	)(b)	7.03		(4.78)		4.42

Total from investment operations	9.68	0.10		7.54		(4.26)		4.80

Capital Contributions	—	—		—	(c)(d)(e)	0.04	(e)	—

Net Asset Value, end of year	$42.86	$33.18		$33.08		$25.54		$29.76

Total Return(f)	29.21%	0.27%		29.52	%(g)	(14.18	)%(j)	19.23%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218	$2,166		$1,531		$1,704		$1,884
Average net assets (in millions)	$1,748	$1,304		$1,599		$1,856		$1,679
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.81%	0.83%		0.82%		0.83%		0.83%
Expenses before waivers and/or expense reimbursement	0.83%	0.84%		0.83%		0.83%		0.83%
Net investment income (loss)	1.06%	1.82%		1.71%		1.73%		1.41%
Portfolio turnover rate(i)	24%	58%		16%		44%		33%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)	Amount rounds to zero.
(e)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (14.31)%.

SEE NOTES TO FINANCIAL STATEMENTS.

B2

Financial Highlights

AST International Growth Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$26.96	$20.53	$15.54		$17.93		$13.24

Income (Loss) From Investment Operations:
Net investment income (loss)	0.03	(0.01)	0.11		0.13		0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.34	6.44	4.88		(2.54)		4.58

Total from investment operations	3.37	6.43	4.99		(2.41)		4.69

Capital Contributions	—	—	—	(b)(c)(d)	0.02	(c)	—

Net Asset Value, end of year	$30.33	$26.96	$20.53		$15.54		$17.93

Total Return(e)	12.50%	31.32%	32.11	%(f)	(13.33	)%(g)	35.42%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$770	$2,185	$2,207		$1,776		$2,577
Average net assets (in millions)	$1,393	$1,944	$2,082		$2,412		$2,353
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.07%	1.09%	1.08%		1.08%		1.08%
Expenses before waivers and/or expense reimbursement	1.10%	1.11%	1.10%		1.09%		1.09%
Net investment income (loss)	0.11%	(0.03)%	0.61%		0.70%		0.67%
Portfolio turnover rate(i)	27%	57%	29%		38%		48%

AST International Value Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$21.33	$21.46	$17.88		$21.32		$17.36

Income (Loss) From Investment Operations:
Net investment income (loss)	0.71	0.27	0.51		0.49		0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.92	(0.40)	3.06		(3.95)		3.54

Total from investment operations	1.63	(0.13)	3.57		(3.46)		3.96

Capital Contributions	—	—	0.01	(b)(c)	0.02	(c)	—

Net Asset Value, end of year	$22.96	$21.33	$21.46		$17.88		$21.32

Total Return(e)	7.64%	(0.61)%	20.02	%(j)	(16.14	)%(k)	22.81%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$455	$1,908	$1,993		$1,582		$2,322
Average net assets (in millions)	$1,108	$1,588	$1,829		$2,080		$2,184
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.09%	1.10%	1.09%		1.10%		1.10%
Expenses before waivers and/or expense reimbursement	1.11%	1.11%	1.10%		1.10%		1.10%
Net investment income (loss)	3.14%	1.47%	2.58%		2.37%		2.18%
Portfolio turnover rate(i)	29%	54%	23%		26%		21%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.44)%.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 19.96%.
(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (16.23)%.

SEE NOTES TO FINANCIAL STATEMENTS.

B3

Financial Highlights

AST J.P. Morgan International Equity Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$36.57	$32.34	$25.42		$30.80		$23.76

Income (Loss) From Investment Operations:
Net investment income (loss)	0.55	0.26	0.50		0.58		0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.50	3.97	6.40		(5.98)		6.61

Total from investment operations	4.05	4.23	6.90		(5.40)		7.04

Capital Contributions	—	—	0.02	(b)(c)	0.02	(c)	—

Net Asset Value, end of year	$40.62	$36.57	$32.34		$25.42		$30.80

Total Return(d)	11.07%	13.08%	27.22	%(e)	(17.47	)%(f)	29.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$517	$482	$448		$358		$481
Average net assets (in millions)	$503	$395	$422		$448		$430
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.99%	1.04%	1.01%		1.01%		1.01%
Expenses before waivers and/or expense reimbursement	0.99%	1.04%	1.01%		1.01%		1.01%
Net investment income (loss)	1.41%	0.84%	1.72%		1.96%		1.57%
Portfolio turnover rate(h)	22%	58%	25%		31%		18%

AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$62.40	$40.50	$30.55		$31.05		$22.86

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.45)	(0.24)	(0.08)		(0.06)		(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.26	22.14	10.03		(0.44)		8.22

Total from investment operations	9.81	21.90	9.95		(0.50)		8.19

Capital Contributions	—	—	—	(b)(i)	—	(c)(i)	—

Net Asset Value, end of year	$72.21	$62.40	$40.50		$30.55		$31.05

Total Return(d)	15.72%	54.04%	32.60	%(j)	(1.61	)%(j)	35.83%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$994	$1,795	$1,255		$952		$1,152
Average net assets (in millions)	$1,303	$1,383	$1,147		$1,190		$789
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.98%	0.99%	0.99%		0.99%		0.99%
Expenses before waivers and/or expense reimbursement	0.99%	0.99%	0.99%		0.99%		0.99%
Net investment income (loss)	(0.67)%	(0.49)%	(0.22)%		(0.17)%		(0.12)%
Portfolio turnover rate(h)	42%	87%	44%		39%		61%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 27.14%.
(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (17.53)%.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Amount rounds to zero.
(j)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

B4

Financial Highlights

AST Large-Cap Core Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$24.03	$21.62	$17.27		$18.60		$15.32

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.20	0.25		0.19		0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.53	2.21	4.10		(1.52)		3.11

Total from investment operations	6.69	2.41	4.35		(1.33)		3.28

Capital Contributions	—	—	—	(b)(c)	—	(c)(d)	—

Net Asset Value, end of year	$30.72	$24.03	$21.62		$17.27		$18.60

Total Return(e)	27.84%	11.15%	25.19	%(f)	(7.15	)%(f)	21.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$749	$3,610	$2,113		$2,110		$2,654
Average net assets (in millions)	$1,854	$2,675	$2,211		$2,535		$2,770
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.80%	0.81%	0.81%		0.81%		0.81%
Expenses before waivers and/or expense reimbursement	0.83%	0.82%	0.83%		0.82%		0.82%
Net investment income (loss)	0.62%	0.96%	1.26%		0.98%		1.05%
Portfolio turnover rate(h)	48%	127%	93%		82%		87%

AST Loomis Sayles Large-Cap Growth Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$84.06	$63.87	$48.53		$49.87		$37.50

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.22)	(0.04)	0.18		0.16		0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	15.65	20.23	15.16		(1.52)		12.19

Total from investment operations	15.43	20.19	15.34		(1.36)		12.37

Capital Contributions	—	—	—	(b)(c)(d)	0.02	(d)	—

Net Asset Value, end of year	$99.49	$84.06	$63.87		$48.53		$49.87

Total Return(e)	18.36%	31.59%	31.63	%(f)	(2.69	)%(i)	32.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,634	$2,781	$2,899		$2,318		$2,954
Average net assets (in millions)	$2,124	$2,654	$2,708		$2,849		$2,679
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.91%		0.91%		0.91%
Expenses before waivers and/or expense reimbursement	0.97%	0.97%	0.97%		0.97%		0.97%
Net investment income (loss)	(0.24)%	(0.06)%	0.32%		0.31%		0.41%
Portfolio turnover rate(h)	4%	33%	13%		8%		13%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (2.73)%.

SEE NOTES TO FINANCIAL STATEMENTS.

B5

Financial Highlights

AST MFS Global Equity Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$27.54	$24.12	$18.56		$20.52		$16.57

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08	0.12	0.22		0.18		0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.56	3.30	5.34		(2.15)		3.80

Total from investment operations	4.64	3.42	5.56		(1.97)		3.95

Capital Contributions	—	—	—	(b)(c)(d)	0.01	(c)	—

Net Asset Value, end of year	$32.18	$27.54	$24.12		$18.56		$20.52

Total Return(e)	16.85%	14.18%	29.96	%(f)	(9.55	)%(g)	23.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$793	$749	$725		$586		$754
Average net assets (in millions)	$777	$642	$685		$707		$699
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.09%	1.12%	1.11%		1.11%		1.11%
Expenses before waivers and/or expense reimbursement	1.10%	1.13%	1.11%		1.11%		1.11%
Net investment income (loss)	0.28%	0.52%	1.03%		0.90%		0.81%
Portfolio turnover rate(i)	9%	32%	10%		10%		10%

AST MFS Growth Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$43.54	$33.37	$24.22		$23.71		$18.14

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.28)	(0.15)	(0.08)		(0.06)		(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.46	10.32	9.23		0.56		5.59

Total from investment operations	10.18	10.17	9.15		0.50		5.57

Capital Contributions	—	—	—	(b)(c)(d)	0.01	(c)	—

Net Asset Value, end of year	$53.72	$43.54	$33.37		$24.22		$23.71

Total Return(e)	23.38%	30.48%	37.78	%(f)	2.15	%(j)	30.71%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,156	$1,759	$1,393		$1,057		$1,217
Average net assets (in millions)	$1,358	$1,472	$1,282		$1,266		$1,097
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.96%	0.96%	0.97%		0.97%		0.99%
Expenses before waivers and/or expense reimbursement	0.98%	0.98%	0.98%		0.98%		0.99%
Net investment income (loss)	(0.59)%	(0.40)%	(0.28)%		(0.24)%		(0.11)%
Portfolio turnover rate(i)	15%	60%	15%		17%		29%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (9.60)%.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 2.11%.

SEE NOTES TO FINANCIAL STATEMENTS.

B6

Financial Highlights

AST MFS Large-Cap Value Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$24.27	$23.36	$18.06		$20.10		$17.13

Income (Loss) From Investment Operations:
Net investment income (loss)	0.30	0.30	0.31		0.29		0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.78	0.61	4.99		(2.33)		2.73

Total from investment operations	6.08	0.91	5.30		(2.04)		2.97

Capital Contributions	—	—	—	(b)(c)(d)	—	(c)(d)	—

Net Asset Value, end of year	$30.35	$24.27	$23.36		$18.06		$20.10

Total Return(e)	25.05%	3.90%	29.35	%(f)	(10.15	)%(f)	17.34%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$784	$2,133	$1,974		$1,360		$1,579
Average net assets (in millions)	$1,427	$1,805	$1,737		$1,537		$1,341
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.92%	0.92%	0.93%		0.93%		0.93%
Expenses before waivers and/or expense reimbursement	0.93%	0.92%	0.93%		0.93%		0.93%
Net investment income (loss)	1.11%	1.39%	1.46%		1.46%		1.29%
Portfolio turnover rate(h)	10%	46%	15%		9%		16%

AST Mid-Cap Growth Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.83	$11.74	$9.02		$9.43		$7.42

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.13)	(0.06)	(0.03)		(0.02)		(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.79	4.15	2.75		(0.39)		2.03

Total from investment operations	1.66	4.09	2.72		(0.41)		2.01

Capital Contributions	—	—	—	(b)(d)	—	(c)(d)	—

Net Asset Value, end of year	$17.49	$15.83	$11.74		$9.02		$9.43

Total Return(e)	10.49%	34.84%	30.16	%(f)	(4.35	)%(f)	27.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,346	$1,603	$1,417		$1,160		$1,437
Average net assets (in millions)	$1,458	$1,340	$1,378		$1,410		$1,338
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.05%	1.04%	1.00%		0.98%		0.98%
Expenses before waivers and/or expense reimbursement	1.08%	1.09%	1.08%		1.08%		1.08%
Net investment income (loss)	(0.79)%	(0.49)%	(0.30)%		(0.24)%		(0.25)%
Portfolio turnover rate(h)	50%	78%	125%		66%		57%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B7

Financial Highlights

AST Mid-Cap Value Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$34.67	$35.30	$29.16		$34.91		$30.68

Income (Loss) From Investment Operations:
Net investment income (loss)	0.30	0.36	0.51		0.43		0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.36	(0.99)	5.63		(6.18)		3.83

Total from investment operations	11.66	(0.63)	6.14		(5.75)		4.23

Capital Contributions	—	—	—	(b)(c)	—	(c)(d)	—

Net Asset Value, end of year	$46.33	$34.67	$35.30		$29.16		$34.91

Total Return(e)	33.63%	(1.78)%	21.01	%(f)	(16.47	)%(f)	13.79%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$900	$798	$849		$715		$1,009
Average net assets (in millions)	$987	$667	$821		$922		$968
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.97%	1.01%	1.00%		0.99%		0.99%
Expenses before waivers and/or expense reimbursement	0.99%	1.01%	1.00%		0.99%		0.99%
Net investment income (loss)	0.72%	1.25%	1.54%		1.25%		1.23%
Portfolio turnover rate(h)	119%	49%	18%		20%		27%

AST Small-Cap Growth Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$78.72	$53.05	$40.78		$44.51		$35.92

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.54)	(0.26)	(0.14)		(0.18)		(0.19)
Net realized and unrealized gain (loss) on investment	4.11	25.93	12.41		(3.55)		8.78

Total from investment operations	3.57	25.67	12.27		(3.73)		8.59

Capital Contributions	—	—	—	(b)(c)	—		—

Net Asset Value, end of year	$82.29	$78.72	$53.05		$40.78		$44.51

Total Return(e)	4.54%	48.39%	30.12	%(f)	(8.38)%		23.91%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$934	$1,012	$863		$680		$884
Average net assets (in millions)	$1,004	$793	$836		$904		$805
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.99%	1.00%	0.99%		0.99%		0.99%
Expenses before waivers and/or expense reimbursement	0.99%	1.00%	0.99%		0.99%		0.99%
Net investment income (loss)	(0.65)%	(0.45)%	(0.28)%		(0.38)%		(0.49)%
Portfolio turnover rate(h)	44%	97%	50%		56%		60%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B8

Financial Highlights

AST Small-Cap Growth Opportunities Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$32.62	$24.13	$17.68		$19.82		$15.53

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.23)	(0.14)	(0.11)		(0.09)		(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.21)	8.63	6.56		(2.05)		4.37

Total from investment operations	(0.44)	8.49	6.45		(2.14)		4.29

Capital Contributions	—	—	—	(b)(c)(d)	—	(c)(d)	—

Net Asset Value, end of year	$32.18	$32.62	$24.13		$17.68		$19.82

Total Return(e)	(1.35)%	35.18%	36.48	%(f)	(10.80	)%(f)	27.62%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$751	$822	$788		$616		$852
Average net assets (in millions)	$802	$684	$750		$857		$781
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.05%	1.06%	1.05%		1.05%		1.05%
Expenses before waivers and/or expense reimbursement	1.05%	1.06%	1.05%		1.05%		1.05%
Net investment income (loss)	(0.69)%	(0.56)%	(0.51)%		(0.43)%		(0.47)%
Portfolio turnover rate(h)	66%	96%	72%		65%		57%

AST Small-Cap Value Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$29.22	$28.97	$23.75		$28.64		$26.68

Income (Loss) From Investment Operations:
Net investment income (loss)	0.15	0.20	0.24		0.18		0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.06	0.05 (i)	4.98		(5.07)		1.82

Total from investment operations	9.21	0.25	5.22		(4.89)		1.96

Capital Contributions	—	—	—	(b)(d)	—	(c)(d)	—

Net Asset Value, end of year	$38.43	$29.22	$28.97		$23.75		$28.64

Total Return(e)	31.52%	0.86%	21.98	%(f)	(17.07	)%(f)	7.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$735	$772	$725		$589		$979
Average net assets (in millions)	$832	$544	$703		$884		$1,035
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.99%	1.03%	1.01%		1.00%		0.99%
Expenses before waivers and/or expense reimbursement	1.00%	1.03%	1.01%		1.00%		0.99%
Net investment income (loss)	0.42%	0.85%	0.90%		0.65%		0.53%
Portfolio turnover rate(h)	57%	99%	67%		51%		50%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

SEE NOTES TO FINANCIAL STATEMENTS.

B9

Financial Highlights

AST T. Rowe Price Large-Cap Growth Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$64.52	$46.15	$35.99		$34.65		$25.13

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.38)	(0.23)	(0.04)		0.04		(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.42	18.60	10.20		1.30		9.54

Total from investment operations	11.04	18.37	10.16		1.34		9.52

Capital Contributions	—	—	—	(b)(c)	—	(c)(d)	—

Net Asset Value, end of year	$75.56	$64.52	$46.15		$35.99		$34.65

Total Return(e)	17.11%	39.80%	28.23	%(f)	3.87	%(f)	37.88%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,783	$3,593	$2,939		$2,373		$2,622
Average net assets (in millions)	$3,128	$2,993	$2,768		$2,763		$2,257
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.88%	0.90%	0.90%		0.90%		0.92%
Expenses before waivers and/or expense reimbursement	0.93%	0.94%	0.94%		0.94%		0.94%
Net investment income (loss)	(0.54)%	(0.44)%	(0.09)%		0.11%		(0.08)%
Portfolio turnover rate(h)	16%	42%	28%		33%		41%

AST T. Rowe Price Large-Cap Value Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.58	$17.23	$13.68		$15.14		$12.99

Income (Loss) From Investment Operations:
Net investment income (loss)	0.25	0.31	0.33		0.26		0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.24	0.04 (i)	3.22		(1.72)		1.92

Total from investment operations	4.49	0.35	3.55		(1.46)		2.15

Capital Contributions	—	—	—	(b)(c)(d)	—	(c)(d)	—

Net Asset Value, end of year	$22.07	$17.58	$17.23		$13.68		$15.14

Total Return(e)	25.54%	2.09%	25.97	%(f)	(9.64	)%(f)	16.55%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,683	$2,860	$3,090		$1,302		$1,272
Average net assets (in millions)	$2,261	$2,504	$2,451		$1,282		$1,098
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.81%	0.79%	0.79%		0.88%		0.83%
Expenses before waivers and/or expense reimbursement	0.83%	0.82%	0.84%		0.93%		0.94%
Net investment income (loss)	1.24%	2.05%	2.08%		1.71%		1.65%
Portfolio turnover rate(h)	16%	78%	73%		44%		41%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

SEE NOTES TO FINANCIAL STATEMENTS.

B10

Financial Highlights

AST T. Rowe Price Natural Resources Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$22.02	$22.52	$19.27		$23.12		$20.96

Income (Loss) From Investment Operations:
Net investment income (loss)	0.44	0.34	0.39		0.33		0.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.80	(0.84)	2.86		(4.19)		1.75

Total from investment operations	5.24	(0.50)	3.25		(3.86)		2.16

Capital Contributions	—	—	—	(b)(c)(d)	0.01	(c)	—

Net Asset Value, end of year	$27.26	$22.02	$22.52		$19.27		$23.12

Total Return(e)	23.80%	(2.22)%	16.87	%(f)	(16.65	)%(g)	10.31%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$674	$401	$417		$325		$543
Average net assets (in millions)	$620	$327	$394		$481		$551
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.99%	1.05%	1.03%		1.02%		1.02%
Expenses before waivers and/or expense reimbursement	1.01%	1.07%	1.04%		1.03%		1.02%
Net investment income (loss)	1.75%	1.79%	1.84%		1.43%		1.94%
Portfolio turnover rate(i)	44%	102%	50%		49%		84%

AST Wellington Management Hedged Equity Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.57	$17.42	$14.45		$15.21		$13.39

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	0.11	0.16		0.14		0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.15	1.04	2.81		(0.90)		1.71

Total from investment operations	2.25	1.15	2.97		(0.76)		1.82

Capital Contributions	—	—	—	(b)(c)(d)	—	(c)(d)	—

Net Asset Value, end of year	$20.82	$18.57	$17.42		$14.45		$15.21

Total Return(e)	12.06%	6.66%	20.55	%(f)	(5.00	)%(f)	13.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,038	$2,026	$2,127		$1,779		$2,231
Average net assets (in millions)	$2,050	$1,862	$2,031		$2,101		$2,169
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.02%	1.03%	1.03%		1.03%		1.08%
Expenses before waivers and/or expense reimbursement	1.08%	1.08%	1.09%		1.08%		1.09%
Net investment income (loss)	0.52%	0.67%	0.98%		0.92%		0.80%
Portfolio turnover rate(i)	47%	89%	58%		48%		59%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (16.19)%.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B11

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2021 consisted of 71 separate portfolios. The information presented in these financial statements pertains only to the 22 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act, except for AST Cohen & Steers Realty Portfolio, which is a non-diversified portfolio for purposes of the 1940 Act, and therefore, may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Investment Objective(s)	Subadviser(s)
AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”)	Maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.

AST Emerging Markets Equity Portfolio (“Emerging Markets Equity”)	Long-term capital appreciation.	AQR Capital Management, LLC; J.P. Morgan Investment Management, Inc. (“J.P. Morgan”); Martin Currie Inc.
AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”)	Long-term capital appreciation.	Goldman Sachs Asset Management, L.P. (“GSAM”)

AST Hotchkis & Wiley Large-Cap Value Portfolio (“Hotchkis & Wiley Large-Cap Value”)	Current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio (“International Growth”)	Long-term growth of capital.	Jennison Associates, LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.); Neuberger Berman Investment Advisers, LLC (“Neuberger Berman”); William Blair Investment Management, LLC
AST International Value Portfolio (“International Value”)	Capital growth.	Lazard Asset Management, LLC/LSV Asset Management (“LSV”)
AST J.P. Morgan International Equity Portfolio (“J.P. Morgan International Equity”)	Capital growth.	J.P. Morgan

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Portfolio	Investment Objective(s)	Subadviser(s)
AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”)	Long-term growth of capital.	Jennison

AST Large-Cap Core Portfolio (“Large-Cap Core”)	Long-term capital appreciation.	J.P. Morgan; Massachusetts Financial Services Company (“MFS”); PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantitative Solutions” a wholly-owned subsidiary of PGIM, Inc.)
AST Loomis Sayles Large-Cap Growth Portfolio (“Loomis Sayles Large-Cap Growth”)	Capital growth.	Loomis, Sayles & Company, L.P.

AST MFS Global Equity Portfolio (“MFS Global Equity”)	Capital growth.	MFS

AST MFS Growth Portfolio (“MFS Growth”)	Long-term growth of capital and future, rather than current, income.	MFS

AST MFS Large-Cap Value Portfolio (“MFS Large-Cap Value”)	Capital appreciation.	MFS

AST Mid-Cap Growth Portfolio (“Mid-Cap Growth”)	Long-term growth of capital.	MFS; Victory Capital Management, Inc. (“Victory Capital”)

AST Mid-Cap Value Portfolio (“Mid-Cap Value”) formerly known as AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Capital growth.	Effective February 20, 2021 MFS; Victory Capital; Wellington Management Company, LLP (“Wellington”); Prior to February 20, 2021 LSV; Neuberger Berman
AST Small-Cap Growth Portfolio (“Small-Cap Growth”)	Long- term capital growth.	Emerald Mutual Fund Advisers Trust; UBS Asset Management (Americas), Inc.
AST Small-Cap Growth Opportunities Portfolio (“Small-Cap Growth Opportunities”)	Capital growth.	Victory Capital; Wellington

AST Small-Cap Value Portfolio (“Small-Cap Value”)	Long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan; LMCG Investments, LLC (LMCG)

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Portfolio	Investment Objective(s)	Subadviser(s)
AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”)	Long-term capital growth by investing predominantly in the equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth.	T. Rowe Price Associates, Inc. (“T. Rowe”)
AST T. Rowe Price Large-Cap Value Portfolio (“T. Rowe Price Large-Cap Value”)	Maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe
AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”)	Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	T. Rowe
AST Wellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”)	To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.	Wellington

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for

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supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

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When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss).

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The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with

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respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

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The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in Note 1 above as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

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Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

Cohen & Steers Realty	0.8325% first $300 million;	0.82%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $ 2.75 billion;
	0.7625% on next $ 4 billion;
	0.7425% in excess of $10 billion

Emerging Markets Equity	0.9325% first $300 million;	0.92%
	0.9225% on next $200 million;
	0.9125% on next $250 million;
	0.9025% on next $2.5 billion;
	0.8925% on next $ 2.75 billion;
	0.8625% on next $ 4 billion;
	0.8425% in excess of $10 billion

Goldman Sachs Small-Cap Value	0.7825% first $300 million;	0.76%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $ 2.75 billion;
	0.7125% on next $ 4 billion;
	0.6925% in excess of $10 billion

Hotchkis & Wiley Large-Cap Value	0.5825% first $300 million;	0.55%
	0.5725% on next $200 million;
	0.5625% on next $250 million;
	0.5525% on next $2.5 billion;
	0.5425% on next $ 2.75 billion;
	0.5125% on next $ 4 billion;
	0.4925% in excess of $10 billion

International Growth	0.8325% first $300 million;	0.78%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $ 2.75 billion;
	0.7625% on next $ 4 billion;
	0.7425% in excess of $10 billion

International Value	0.8325% first $300 million;	0.80%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $ 2.75 billion;
	0.7625% on next $ 4 billion;
	0.7425% in excess of $10 billion

J.P. Morgan International Equity	0.8325% first $75 million;	0.70%
	0.6825% on next $225 million;
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $ 2.75 billion;
	0.6125% on next $ 4 billion;
	0.5925% in excess of $10 billion

Jennison Large-Cap Growth	0.7325% first $300 million;	0.71%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $ 2.75 billion;
	0.6625% on next $ 4 billion;
	0.6425% in excess of $10 billion

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Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

Large-Cap Core	0.5825% first $300 million;	0.53%
	0.5725% on next $200 million;
	0.5625% on next $250 million;
	0.5525% on next $2.5 billion;
	0.5425% on next $ 2.75 billion;
	0.5125% on next $ 4 billion;
	0.4925% in excess of $10 billion

Loomis Sayles Large-Cap Growth	0.7325% first $300 million;	0.65%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $ 2.75 billion;
	0.6625% on next $ 4 billion;
	0.6425% in excess of $10 billion

MFS Global Equity	0.8325% first $300 million;	0.82%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $ 2.75 billion;
	0.7625% on next $ 4 billion;
	0.7425% in excess of $10 billion

MFS Growth	0.7325% first $300 million;	0.69%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $ 2.75 billion;
	0.6625% on next $ 4 billion;
	0.6425% in excess of $10 billion

MFS Large-Cap Value	0.6825% first $300 million;	0.65%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $ 2.75 billion;
	0.6125% on next $ 4 billion;
	0.5925% in excess of $10 billion

Mid-Cap Growth	0.8325% first $300 million;	0.78%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $ 2.75 billion;
	0.7625% on next $ 4 billion;
	0.7425% in excess of $10 billion

Mid-Cap Value	0.7325% first $300 million;	0.70%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $250 million;
	0.6525% on next $ 2.25 billion;
	0.6425% on next $ 2.75 billion;
	0.6125% on next $ 4 billion;
	0.5925% in excess of $10 billion

Small-Cap Growth	0.7325% first $300 million;	0.71%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $ 2.75 billion;
	0.6625% on next $ 4 billion;
	0.6425% in excess of $10 billion

C10

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

Small-Cap Growth Opportunities	0.7825% first $300 million;	0.77%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $ 2.75 billion;
	0.7125% on next $ 4 billion;
	0.6925% in excess of $10 billion

Small-Cap Value	0.7325% first $300 million;	0.71%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $ 2.75 billion;
	0.6625% on next $ 4 billion;
	0.6425% in excess of $10 billion

T. Rowe Price Large-Cap Growth	0.7325% first $300 million;	0.62%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $250 million;
	0.6525% on next $ 2.25 billion;
	0.6425% on next $ 2.75 billion;
	0.6125% on next $ 4 billion;
	0.5925% in excess of $10 billion

T. Rowe Price Large-Cap Value	0.5825% first $300 million;	0.54%
	0.5725% on next $200 million;
	0.5625% on next $250 million;
	0.5525% on next $2.5 billion;
	0.5425% on next $ 2.75 billion;
	0.5125% on next $ 4 billion;
	0.4925% in excess of $10 billion

T. Rowe Price Natural Resources	0.7325% first $300 million;	0.71%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $ 2.75 billion;
	0.6625% on next $ 4 billion;
	0.6425% in excess of $10 billion

Wellington Management Hedged Equity	0.8325% first $300 million;	0.76%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $ 2.75 billion;
	0.7625% on next $ 4 billion;
	0.7425% in excess of $10 billion

Portfolio	Fee Waivers and/or Expense Limitations

Cohen & Steers Realty	contractually limit expenses to 1.10%
through June 30, 2023
Emerging Markets Equity	contractually limit expenses to 1.30%
through June 4, 2021;
effective June 5, 2021,
contractually limit expenses to 1.28%
through June 30, 2023
Goldman Sachs Small-Cap Value	contractually waive 0.01%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 1.03%
through June 30, 2023

C11

Portfolio	Fee Waivers and/or Expense Limitations

Hotchkis & Wiley Large-Cap Value	contractually waive 0.009%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 0.81%
through June 30, 2023
International Growth	contractually waive 0.02%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 1.06%
through June 30, 2023
International Value	effective June 5, 2021,
contractually limit expenses to 1.08%
through June 30, 2023
Jennison Large-Cap Growth	effective June 5, 2021,
contractually limit expenses to 0.98%
through June 30, 2023
Large-Cap Core	contractually waive 0.015%
through June 30, 2022;
contractually limit expenses to 0.81%
through June 4, 2021;
effective June 5, 2021,
contractually limit expenses to 0.80%
through June 30, 2023
Loomis Sayles Large-Cap Growth	contractually waive 0.06%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 0.91%
through June 30, 2023
MFS Global Equity	contractually waive 0.0067%
through June 30, 2022
MFS Growth	contractually waive 0.0185%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 0.96%
through June 30, 2023
MFS Large-Cap Value	contractually waive 0.0045%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 0.92%
through June 30, 2023
Mid-Cap Growth	contractually waive 0.0047%
through June 30, 2022;
contractually limit expenses to 1.05%
through June 30, 2023
Mid-Cap Value	contractually waive 0.002%
through February 19, 2021;
effective February 20, 2021,
contractually waive 0.0051%
through June 30, 2022;
effective February 20, 2021,
contractually limit expenses to 1.00%
through June 4, 2021;
effective June 5, 2021,
contractually limit expenses to 0.97%
through June 30, 2023

C12

Portfolio	Fee Waivers and/or Expense Limitations
Small-Cap Growth	contractually waive 0.004%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 0.99%
through June 30, 2023
Small-Cap Growth Opportunities	effective June 5, 2021,
contractually limit expenses to 1.05%
through June 30, 2023
Small-Cap Value	effective June 5, 2021,
contractually limit expenses to 0.99%
through June 30, 2023
T. Rowe Price Large-Cap Growth	contractually waive 0.0473%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 0.88%
through June 30, 2023
T. Rowe Price Large-Cap Value	contractually waive 0.0128%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 0.81%
through June 30, 2023
T. Rowe Price Natural Resources	contractually waive 0.0152%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 0.99%
through June 30, 2023
Wellington Management Hedged Equity	contractually waive 0.055%
through June 30, 2022

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2021, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Cohen & Steers Realty	$52,655
Emerging Markets Equity	1,342
International Growth	82,312
J.P. Morgan International Equity	1,696
Jennison Large-Cap Growth	23,539
Large-Cap Core	10,643
Loomis Sayles Large-Cap Growth	12,684
Mid-Cap Growth	17,567
Mid-Cap Value	7,311
Small-Cap Growth	73,464
Small-Cap Growth Opportunities	17,960

C13

Portfolio	Amount
Small-Cap Value	$58,460
Wellington Management Hedged Equity	1,625

AST Investment Services, Inc., Jennison, PAD, PGIM, Inc., PGIM Investments and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2021, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
MFS Global Equity	$1,354,151	$237,855	$64,697
MFS Growth	869,785	120,087	34,894
MFS Large-Cap Value	667,522	1,318,728	574,037
Mid-Cap Growth	—	527,396	132,960
Mid-Cap Value	180,555	—	—
Small-Cap Growth Opportunities	—	564,864	12
Wellington Management Hedged Equity	6,639,009	431,341	57,909

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

C14

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2021 Payments
Emerging Markets Equity	$ 127,317
Goldman Sachs Small-Cap Value	104
Hotchkis & Wiley Large-Cap Value	7,870
International Growth	119,928
International Value	1,578,361
J.P. Morgan International Equity	86,718
Loomis Sayles Large-Cap Growth	172,992
MFS Global Equity	10,855
MFS Growth	38,693
MFS Large-Cap Value	3,334
Mid-Cap Value	279
Small-Cap Growth Opportunities	9,862
Small-Cap Value	712
T. Rowe Price Large-Cap Value	47,462
T. Rowe Price Natural Resources	124,250
Wellington Management Hedged Equity	93,835

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2021 Payments
Goldman Sachs Small-Cap Value	$ 3,350
Hotchkis & Wiley Large-Cap Value	186,505
International Growth	313,088
J.P. Morgan International Equity	125,205
Jennison Large-Cap Growth	75,392
Large-Cap Core	30,576
MFS Global Equity	86,911
MFS Large-Cap Value	7,563
Mid-Cap Growth	8,643
Mid-Cap Value	2,425
T. Rowe Price Large-Cap Value	401,692
T. Rowe Price Natural Resources	347,758
Wellington Management Hedged Equity	108,467

C15

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2021, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Cohen & Steers Realty	$231,536,055	$266,855,063
Emerging Markets Equity	341,620,343	584,908,568
Goldman Sachs Small-Cap Value	670,833,150	966,152,849
Hotchkis & Wiley Large-Cap Value	441,079,220	780,793,576
International Growth	406,643,714	592,524,614
International Value	358,982,015	382,659,855
J.P. Morgan International Equity	108,641,596	117,780,213
Jennison Large-Cap Growth	580,823,433	842,550,930
Large-Cap Core	1,030,919,399	1,293,459,798
Loomis Sayles Large-Cap Growth	98,503,540	567,720,507
MFS Global Equity	67,279,595	133,627,397
MFS Growth	211,450,647	439,444,273
MFS Large-Cap Value	159,038,142	478,710,525
Mid-Cap Growth	735,900,666	945,144,557
Mid-Cap Value	1,155,458,110	1,321,060,751
Small-Cap Growth	434,235,659	574,023,241
Small-Cap Growth Opportunities	519,824,279	596,839,051
Small-Cap Value	454,465,132	717,446,532
T. Rowe Price Large-Cap Growth	512,558,336	935,618,846
T. Rowe Price Large-Cap Value	381,122,097	745,607,152
T. Rowe Price Natural Resources	425,137,208	262,917,896
Wellington Management Hedged Equity	834,536,471	1,157,985,474

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2021, is presented as follows:

Cohen & Steers Realty
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$ 9,299,798	$113,130,154	$118,299,684	$—	$ —	$ 4,130,268	4,130,268	$ 4,760
PGIM Institutional Money Market Fund(1)(b)(wa)
23,816,198	319,551,777	318,207,278	—	(6,980)	25,153,717	25,171,337	19,122(2)

$33,115,996	$432,681,931	$436,506,962	$—	$(6,980)	$29,283,985		$ 23,882

Emerging Markets Equity
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$3,953,877	$147,166,199	$146,454,490	$—	$—	$4,665,586	4,665,586	$5,867

C16

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund(1)(b)(wa)
$10,718,009	$246,781,577	$250,197,471	$—	$(3,553)	$7,298,562	7,303,674	$7,081	(2)

$14,671,886	$393,947,776	$396,651,961	$—	$(3,553)	$11,964,148		$12,948

Goldman Sachs Small-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$ 6,420,773	$217,348,914	$216,128,912	$—	$—	$7,640,775	7,640,775	$7,872
PGIM Institutional Money Market Fund(1)(b)(wa)
70,226,252	456,734,476	444,812,045	4,069	(18,878)	82,133,874	82,191,408	42,709	(2)

$76,647,025	$674,083,390	$660,940,957	$4,069	$(18,878)	$89,774,649		$50,581

Hotchkis & Wiley Large-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$ 14,156,540	$364,089,882	$375,306,943	$—	$—	$2,939,479	2,939,479	$12,040
PGIM Institutional Money Market Fund(1)(b)(wa)
107,146,555	989,418,127	988,402,785	6,722	(30,763)	108,137,856	108,213,606	71,733	(2)

$121,303,095	$1,353,508,009	$1,363,709,728	$6,722	$(30,763)	$111,077,335		$83,773

International Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$ 16,794,330	$265,763,505	$276,889,433	$—	$—	$5,668,402	5,668,402	$14,417
PGIM Institutional Money Market Fund(1)(b)(wa)
107,629,875	511,774,600	609,680,603	9,575	(26,504)	9,706,943	9,713,743	38,535	(2)

$124,424,205	$777,538,105	$886,570,036	$9,575	$(26,504)	$15,375,345		$52,952

International Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$35,655,998	$354,625,154	$384,428,699	$—	$—	$5,852,453	5,852,453	$16,090

C17

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund(1)(b)(wa)
$48,432,520	$247,510,389	$292,864,875	$2,068	$(9,584)	$3,070,518	3,072,669	$46,758	(2)

$84,088,518	$602,135,543	$677,293,574	$2,068	$(9,584)	$8,922,971		$62,848

J.P. Morgan International Equity
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$12,684,362	$65,843,640	$67,039,197	$—	$—	$11,488,805	11,488,805	$13,448
PGIM Institutional Money Market Fund(1)(b)(wa)
—	89,253,654	83,555,208	—	(1,235)	5,697,211	5,701,201	3,819	(2)

$12,684,362	$155,097,294	$150,594,405	$—	$(1,235)	$17,186,016		$17,267

Jennison Large-Cap Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$ —	$323,500,236	$323,103,089	$—	$—	$397,147	397,147	$6,592
PGIM Institutional Money Market Fund(1)(b)(wa)
158,163,269	765,679,439	902,273,111	(54,908)	48,029	21,562,718	21,577,823	42,826	(2)

$158,163,269	$1,089,179,675	$1,225,376,200	$(54,908)	$48,029	$21,959,865		$49,418

Large-Cap Core
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$ 75,322,973	$281,644,993	$351,394,069	$—	$—	$5,573,897	5,573,897	$26,336
PGIM Institutional Money Market Fund(1)(b)(wa)
43,377,312	220,860,261	262,951,953	2,533	(12,542)	1,275,611	1,276,505	12,218	(2)

$118,700,285	$502,505,254	$614,346,022	$2,533	$(12,542)	$6,849,508		$38,554

Loomis Sayles Large-Cap Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$19,098,437	$364,310,607	$356,396,147	$—	$—	$27,012,897	27,012,897	$23,728

C18

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund(1)(b)(wa)
$172,310,375	$644,701,679	$706,517,740	$12,356	$(40,568)	$110,466,102	110,543,483	$62,243	(2)

$191,408,812	$1,009,012,286	$1,062,913,887	$12,356	$(40,568)	$137,478,999		$85,971

MFS Global Equity
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$12,389,978	$85,681,777	$93,085,601	$—	$—	$4,986,154	4,986,154	$6,889
PGIM Institutional Money Market Fund(1)(b)(wa)
29,320,732	281,192,000	289,190,212	993	(10,854)	21,312,659	21,327,588	16,179	(2)

$41,710,710	$366,873,777	$382,275,813	$993	$(10,854)	$26,298,813		$23,068

MFS Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$ 6,018,366	$244,606,934	$243,167,358	$—	$—	$7,457,942	7,457,942	$10,590
PGIM Institutional Money Market Fund(1)(b)(wa)
21,202,417	341,110,490	342,739,422	(107)	(8,242)	19,565,136	19,578,841	17,530	(2)

$27,220,783	$585,717,424	$585,906,780	$(107)	$(8,242)	$27,023,078		$28,120

MFS Large-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$13,003,081	$277,337,944	$281,064,959	$—	$—	$9,276,066	9,276,066	$15,524
PGIM Institutional Money Market Fund(1)(b)(wa)
47,468,583	331,959,953	379,424,115	—	(4,421)	—	—	12,490	(2)

$60,471,664	$609,297,897	$660,489,074	$—	$(4,421)	$9,276,066		$28,014

Mid-Cap Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$11,185,546	$354,108,423	$348,625,217	$—	$—	$16,668,752	16,668,752	$11,793

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund(1)(b)(wa)
$118,784,843	$1,013,443,103	$1,052,073,054	$10,788	$(38,325)	$80,127,355	80,183,484	$70,706	(2)

$129,970,389	$1,367,551,526	$1,400,698,271	$10,788	$(38,325)	$96,796,107		$82,499

Mid-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$ 1,600,348	$136,060,873	$129,135,100	$—	$—	$8,526,121	8,526,121	$9,844
PGIM Institutional Money Market Fund(1)(b)(wa)
70,902,905	397,700,522	438,538,247	6,960	(4,814)	30,067,326	30,088,388	20,599	(2)

$72,503,253	$533,761,395	$567,673,347	$6,960	$(4,814)	$38,593,447		$30,443

Small-Cap Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$ 2,042,051	$181,643,508	$170,425,627	$—	$—	$13,259,932	13,259,932	$10,214
PGIM Institutional Money Market Fund(1)(b)(wa)
230,253,316	882,749,454	973,561,728	14,736	(47,393)	139,408,385	139,506,039	107,446	(2)

$232,295,367	$1,064,392,962	$1,143,987,355	$14,736	$(47,393)	$152,668,317		$117,660

Small-Cap Growth Opportunities
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$ 1,521,300	$135,702,631	$134,609,159	$—	$—	$2,614,772	2,614,772	$5,321
PGIM Institutional Money Market Fund(1)(b)(wa)
167,863,334	587,845,713	643,673,322	14,689	(39,869)	112,010,545	112,089,006	79,566	(2)

$169,384,634	$723,548,344	$778,282,481	$14,689	$(39,869)	$114,625,317		$84,887

Small-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$14,859,587	$375,076,479	$374,933,708	$—	$—	$15,002,358	15,002,358	$17,337

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund(1)(b)(wa)
$74,719,064	$452,338,949	$445,605,569	$5,624	$(28,067)	$81,430,001	81,487,042	$57,573	(2)

$89,578,651	$827,415,428	$820,539,277	$5,624	$(28,067)	$96,432,359		$74,910

T. Rowe Price Large-Cap Growth
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$ 23,722,249	$441,046,838	$449,355,647	$—	$—	$15,413,440	15,413,440	$26,056
PGIM Institutional Money Market Fund(1)(b)(wa)
157,296,128	1,065,381,571	1,103,453,614	5,629	(50,274)	119,179,440	119,262,924	102,848	(2)

$181,018,377	$1,506,428,409	$1,552,809,261	$5,629	$(50,274)	$134,592,880		$128,904

T. Rowe Price Large-Cap Value
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:
PGIM Institutional Money Market Fund (1)(b)(we)
$72,544,700	$710,728,311	$773,779,442	$6,409	$(11,638)	$9,488,340	9,494,986	$31,654	(2)

T. Rowe Price Natural Resources
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$ 1,816,084	$292,383,950	$293,260,690	$—	$—	$939,344	939,344	$7,716
PGIM Institutional Money Market Fund(1)(b)(wa)
18,726,973	341,085,800	306,030,244	617	(7,364)	53,775,782	53,813,451	16,210	(2)

$20,543,057	$633,469,750	$599,290,934	$617	$(7,364)	$54,715,126		$23,926

Wellington Management Hedged Equity
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:
PGIM Institutional Money Market Fund (1)(b)(we)
$55,360,809	$461,194,545	$466,365,104	$547	$(14,583)	$50,176,214	50,211,362	$34,005	(2)

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

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(we)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2021 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

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The following Portfolios utilized the SCA during the year ended December 31, 2021. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2021
Cohen & Steers Realty	$391,909	1.33%	11	$675,000	$—
Emerging Markets Equity	3,066,963	1.40	27	30,419,000	—
Goldman Sachs Small-Cap Value	840,583	1.39	12	2,355,000	—
Hotchkis & Wiley Large-Cap Value	4,553,667	1.41	3	5,385,000	—
International Growth	1,204,754	1.41	61	6,925,000	—
International Value	1,574,473	1.40	74	10,910,000	—
Jennison Large-Cap Growth	2,262,261	1.40	69	13,738,000	—
Large-Cap Core	3,473,115	1.41	26	17,339,000	—
Loomis Sayles Large-Cap Growth	2,730,000	1.41	1	2,730,000	—
MFS Global Equity	317,000	1.28	3	317,000	—
MFS Growth	4,591,722	1.42	18	10,354,000	—
MFS Large-Cap Value	1,492,429	1.42	14	7,771,000	—
Mid-Cap Growth	2,196,280	1.40	25	10,749,000	—
Mid-Cap Value	482,750	1.40	24	1,513,000	—
Small-Cap Growth	900,500	1.41	6	1,705,000	—
Small-Cap Growth Opportunities	1,222,323	1.41	31	4,639,000	—
Small-Cap Value	1,020,839	1.38	31	5,323,000	—
T. Rowe Price Large-Cap Growth	903,455	1.41	11	1,409,000	—
T. Rowe Price Large-Cap Value	5,936,429	1.41	7	7,190,000	—
T. Rowe Price Natural Resources	548,375	1.34	16	1,343,000	—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2021, all Portfolios offer only a single share class to investors.

As of December 31, 2021, substantially all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
Cohen & Steers Realty	27,702,235	100.0%
Emerging Markets Equity	52,206,234	100.0%
Goldman Sachs Small-Cap Value	25,434,163	100.0%
Hotchkis & Wiley Large-Cap Value	28,383,076	99.9%
International Growth	25,351,689	99.9%
International Value	19,800,166	100.0%
J.P. Morgan International Equity	12,734,345	100.0%
Jennison Large-Cap Growth	13,768,339	100.0%
Large-Cap Core	24,387,668	100.0%
Loomis Sayles Large-Cap Growth	16,282,853	99.1%
MFS Global Equity	24,655,260	100.0%

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Portfolio	Number of Shares	Percentage of Outstanding Shares
MFS Growth	21,515,485	100.0%
MFS Large-Cap Value	25,822,262	100.0%
Mid-Cap Growth	76,767,276	99.8%
Mid-Cap Value	19,431,571	100.0%
Small-Cap Growth	11,346,707	99.9%
Small-Cap Growth Opportunities	23,341,083	100.0%
Small-Cap Value	19,132,680	100.0%
T. Rowe Price Large-Cap Growth	36,829,576	100.0%
T. Rowe Price Large-Cap Value	76,188,325	99.9%
T. Rowe Price Natural Resources	24,723,080	100.0%
Wellington Management Hedged Equity	97,870,589	100.0%

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Cohen & Steers Realty	4	99.9%
Emerging Markets Equity	6	97.1
Goldman Sachs Small-Cap Value	4	84.9
Hotchkis & Wiley Large-Cap Value	5	93.1
International Growth	3	96.0
International Value	3	94.9
J.P. Morgan International Equity	3	99.9
Jennison Large-Cap Growth	6	96.9
Large-Cap Core	4	99.5
Loomis Sayles Large-Cap Growth	2	90.2
MFS Global Equity	3	99.9
MFS Growth	5	93.4
MFS Large-Cap Value	5	92.0
Mid-Cap Growth	3	99.1
Mid-Cap Value	3	99.1
Small-Cap Growth	5	90.4
Small-Cap Growth Opportunities	5	90.4
Small-Cap Value	5	89.7
T. Rowe Price Large-Cap Growth	4	93.0
T. Rowe Price Large-Cap Value	3	95.2
T. Rowe Price Natural Resources	4	87.8
Wellington Management Hedged Equity	3	99.9

9. Purchases & Redemption In-kind

On January 27, 2021, the Board approved changes to AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”), AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”), AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”), and AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”) (the “Portfolios”) that were contingent on shareholder approval of the amended Management Agreement and Shareholder Services and Distribution Plan. In addition to the amended Management Agreements and Shareholder Services and Distribution Plan, the Board approved changing the Portfolios’ principal investment strategies from a fund-of-funds structure that primarily invests portfolio assets in Underlying Funds (the “Underlying Funds”) to a structure that primarily relies on direct investments to achieve the Portfolios’ investment objectives. The implementation of the new principal investment strategy in these Portfolios was done by utilizing a redemption in-kind from the Underlying Funds Portfolios.

On May 11, 2021, shareholders approved an amended management agreement for the Portfolios. Additionally, a Shareholder Services and Distribution Plan was approved for Balanced Asset Allocation, Capital Growth Asset Allocation, and Preservation Asset Allocation pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

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As of the close of business on June 4, 2021, the Underlying Funds settled the redemption of portfolio shares by delivering portfolio securities and other assets to the Portfolios. The following table is a summary of the value of such securities and other assets that were transferred in-kind to the Portfolios:

Underlying Portfolio Name	Academic Strategies	Balanced Asset Allocation	Capital Growth Asset Allocation	Preservation Asset Allocation	Total Redemption In-Kind Value
Cohen & Steers Realty	$140,761,833	$-	$-	$-	$140,761,833
Hotchkis & Wiley Large-Cap Value	55,839,525	388,161,767	639,306,779	125,322,843	1,208,630,914
International Growth	182,004,139	428,065,407	696,362,502	140,425,681	1,446,857,729
International Value	282,687,801	451,654,650	732,236,023	147,592,723	1,614,171,197
Jennison Large-Cap Growth	16,751,614	227,901,524	376,058,806	73,138,897	693,850,841
Large-Cap Core	-	1,209,003,038	1,944,452,485	405,657,378	3,559,112,901
Loomis Sayles Large-Cap Growth	19,837,354	358,969,325	588,792,823	115,519,674	1,083,119,176
MFS Growth	16,444,257	212,868,145	352,959,931	67,557,221	649,829,554
MFS Large-Cap Value	66,014,695	453,744,021	749,570,169	145,434,847	1,414,763,732
Mid-Cap Growth	106,731,527	30,767,275	47,402,844	13,407,969	198,309,615
Mid-Cap Value	200,841,879	49,058,200	77,651,867	18,869,188	346,421,134
T. Rowe Price Large-Cap Growth	20,241,842	293,469,188	483,437,161	94,309,061	891,457,252
T. Rowe Price Large-Cap Value	51,658,764	467,364,705	765,350,148	151,485,652	1,435,859,269
Total	$1,159,815,230	$4,571,027,245	$7,453,581,538	$1,498,721,134	$14,683,145,147

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

10. Risks of Investing in the Portfolio

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be

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subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Correlation Risk: The effectiveness of the Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.

Currency Risk: This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that foreign currency. The overall impact on a portfolio’s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the portfolio does not engage in extensive foreign currency hedging programs. Further, since exchange rate movements are volatile, a portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition

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or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Focus Risk: The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Custody Risk: If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Investment Risk: Investments in foreign securities generally involve more risk than investments in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios.

Investments in China Risk: Investments in China subject a Portfolio to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Portfolios’ investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree

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of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Portfolio invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Certain foreign companies are required to submit documentation to the SEC establishing that such foreign company is not owned or controlled by a government entity in that jurisdiction, and also require, among other things, disclosure in the foreign company’s annual report regarding the audit arrangements of, and government influence on, such foreign company. In addition, U.S. persons are prohibited from engaging in any transaction in publicly-traded securities of companies identified by the U.S. Government as “Chinese military-industrial complex companies” or in instruments that are derivative of, or are designed to provide investment exposure to, such securities. Securities of foreign issuers may also be de-listed from U.S. stock exchanges if such companies do not permit U.S. oversight of the auditing of their financial information over certain periods of time. If a Portfolio transacts in, or has exposure to, securities of such an affected foreign company, there could be a material adverse impact on the Portfolio’s ability to achieve its investment objective as the Portfolio’s ability to purchase affected securities may be limited.

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leverage Risk: Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

Liquidity Allocation Risk: The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Non-Diversification Risk: The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Options Risk: The value of the Portfolio’s index options will fluctuate with the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit potential gains. The Portfolio’s option overlay strategy may not reduce the Portfolio’s volatility to the extent desired if, among other things, unusual market conditions or the lack of a ready market for an option reduce the effectiveness of the strategy. The Portfolio

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may reduce its holdings of put options, which will result in an increased exposure to a market decline, and risks losing all or part of the cash paid for purchasing index put options.

Option Cash Flow Risk: The Portfolio intends to use the net index option premiums it receives from selling index call and index put options to lessen the costs of purchasing index put options. The premiums to be received by the Portfolio may, however, vary widely and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.

Quantitative Model Risk: The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.

Real Estate Risk: Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Redemption Risk: A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities Exchange Commission, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Small and Medium Sized Company Risk: Securities of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

Value Style Risk: Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. Since the Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.

11. Reorganization

On January 24, 2020, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST AQR Emerging Markets Equity Portfolio (“AQR Emerging Markets Equity”) and AST AQR Large-Cap Portfolio (“AQR Large-Cap”) (the “Merged Portfolios”) for shares of Emerging Markets Equity and Large-Cap Core (the “Acquiring Portfolios”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on July 15, 2020 and the reorganization took

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place at the close of business on August 14, 2020.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolios:

Merged Portfolio	Total Investment Value	Total Investment Cost
AQR Emerging Markets Equity	$21,167,150	$19,288,817
AQR Large-Cap	24,282,275	20,477,315

The purpose of the transactions was to combine two portfolios with substantially similar investment objectives and policies.

The acquisitions were accomplished by a tax-free exchange of the following shares on August 14, 2020:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AQR Emerging Markets Equity	2,899,831	Emerging Markets Equity	4,103,328	$35,124,491
AQR Large-Cap	1,285,681	Large-Cap Core	1,234,206	26,720,555

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolios were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation on Investments	Acquiring Portfolio	Net Assets
AQR Emerging Markets Equity	$35,124,491	$1,878,333	Emerging Markets Equity	$512,393,433
AQR Large-Cap	26,720,555	3,804,960	Large-Cap Core	3,241,988,782

Assuming the acquisition had been completed on January 1, 2020, the Acquiring Portfolios’ unaudited pro forma results of operations for the year ended December 31, 2020 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
Emerging Markets Equity	$6,459,013	$48,181,237	$54,640,250
Large-Cap Core	31,649,539	78,044,063	109,693,602

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Portfolios, plus net investment income from the Merged Portfolios pre-merger as follows: AQR Emerging Markets Equity $289,632 and AQR Large-Cap $5,870,555.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Portfolios, plus net realized and unrealized loss on investments from the Merged Portfolios pre-merger as follows: AQR Emerging Markets Equity $(33,936,149) and AQR Large-Cap $(357,161,704).

Since both the Merged Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as single integrated portfolios since the acquisitions were completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolios’ Statement of Operations since August 14, 2020 for the Plan.

On September 10, 2020, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST WEDGE Capital Mid-Cap Value Portfolio (“WEDGE Capital Mid-Cap Value”) (the “Merged Portfolio”) for shares of Mid-Cap Value (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio by the Acquiring Portfolio. Shareholders approved the Plan at

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a meeting on January 7, 2021 and the reorganization took place at the close of business on February 19, 2021.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
WEDGE Capital Mid-Cap Value	$327,134,928	$241,395,398

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 19, 2021:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
WEDGE Capital Mid-Cap Value	12,754,143	Mid-Cap Value	8,520,487	$329,231,610

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation on Investments	Acquiring Portfolio	Net Assets
WEDGE Capital Mid-Cap Value	$329,231,610	$85,739,530	Mid-Cap Value	$859,547,330

Assuming the acquisition had been completed on January 1, 2021, the Acquiring Portfolio’s unaudited pro forma results of operations for the reporting period ended December 31, 2021 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
Mid-Cap Value	$6,947,805	$308,059,978	$315,007,783

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net investment loss from the Merged Portfolio pre-merger as follows: WEDGE Capital Mid-Cap Value $(150,178).

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net realized and unrealized gain on investments from the Merged Portfolio pre-merger as follows: WEDGE Capital Mid-Cap Value $21,535,266.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since February 19, 2021.

On June 16, 2021, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”) (the “Merged Portfolio”) for shares of Large-Cap Core (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio by the Acquiring Portfolio. Shareholders approved the Plan at a meeting on September 9, 2021 and the reorganization took place at the close of business on October 15, 2021.

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On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
QMA US Equity Alpha	$444,805,928	$382,483,773

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on October 15, 2021:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
QMA US Equity Alpha	10,641,165	Large-Cap Core	15,825,235	$460,989,107

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation on Investments	Acquiring Portfolio	Net Assets
QMA US Equity Alpha	$460,989,107	$62,322,155	Large-Cap Core	$275,020,154

Assuming the acquisition had been completed on January 1, 2021, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2021 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
Large-Cap Core	$13,122,107	$632,823,245	$645,945,352

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: QMA US Equity Alpha $1,611,833.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: QMA US Equity Alpha $85,091,749.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since October 15, 2021.

12. Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Portfolios.

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13. Subsequent Event

On September 20-22, 2021, the Board approved the reorganization (the “Reorganization”) of MFS Large-Cap Value and T. Rowe Price Large-Cap Value (the “Target Portfolios”) into Hotchkis & Wiley Large-Cap Value (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the Reorganization at a meeting on January 5, 2022 and the Reorganization took place at the close of business on February 11, 2022. Upon completion of the Reorganization, the Acquiring Portfolio’s name was changed to the AST Large-Cap Value Portfolio.

On January 18-19, 2022, the Board approved the reorganization (the “Reorganization”) of Jennison Large-Cap Growth, Loomis Sayles Large-Cap Growth, and MFS Growth (the “Target Portfolios”) into T. Rowe Price Large-Cap Growth (the “Acquiring Portfolio”). The Reorganization is subject to shareholder approval by the Target Portfolios. A special meeting of the Target Portfolios’ shareholders will be held on May 31, 2022. It is expected that the Reorganization, if approved, would be completed on or around June 13, 2022. Upon completion of the Reorganization, the Acquiring Portfolio’s name will be changed to the AST Large-Cap Growth Portfolio.

On January 18-19, 2022, the Board approved the repositioning (the “Repositioning”) and the reorganization (the “Reorganization”) of Goldman Sachs Small-Cap Value (the “Target Portfolio”) into Small-Cap Value (the “Acquiring Portfolio”). The Reorganization is subject to shareholder approval by the Target Portfolio. A special meeting of the Target Portfolio shareholders will be held on May 24, 2022. It is expected that the Reorganization, if approved, would be completed on or around June 13, 2022. As of close of business on January 28, 2022, and as a result of the Repositioning, the Acquiring Portfolio issued shares in exchange of portfolio securities and other assets from the Target Portfolio. The fund shares transferred were 6,997,532 and the market value of net assets received was $251,421,325. In the subsequent year, the dollar amount of in-kind shares will be included with net proceeds from shares sold in the Statement of Changes in Net Assets.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST Cohen & Steers Realty Portfolio, AST Emerging Markets Equity Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Large-Cap Value Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Jennison Large-Cap Growth Portfolio, AST Large-Cap Core Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST Mid-Cap Growth Portfolio, AST Mid-Cap Value Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Growth Opportunities Portfolio, AST Small-Cap Value Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio and AST Wellington Management Hedged Equity Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST Cohen & Steers Realty Portfolio, AST Emerging Markets Equity Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Hotchkis & Wiley Large-Cap Value Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Jennison Large-Cap Growth Portfolio, AST Large-Cap Core Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Large-Cap Value Portfolio, AST Mid-Cap Growth Portfolio, AST Mid-Cap Value Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Growth Opportunities Portfolio, AST Small-Cap Value Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Large-Cap Value Portfolio, AST T. Rowe Price Natural Resources Portfolio and AST Wellington Management Hedged Equity Portfolio (twenty-two of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of the financial highlights for each of the two years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 12, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 15, 2022

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT TRUSTEES AND OFFICERS

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Susan Davenport Austin 1967 No. of Portfolios Overseen: 90	Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).	Director of NextEra Energy Partners, LP (NYSE:NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 - 2021).	Since February 2011

Sherry S. Barrat 1949 No. of Portfolios Overseen: 90	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013

Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 90	Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014

Kay Ryan Booth 1950 No. of Portfolios Overseen: 90	Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013

Stephen M. Chipman 1961 No. of Portfolios Overseen: 90	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); Formerly Non-Executive Director of Clyde & Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.	Since January 2018

Robert F. Gunia 1946 No. of Portfolios Overseen: 90	Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

E1

Independent Trustees

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Thomas M. O’Brien 1950 No. of Portfolios Overseen: 90	Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; Formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee

Timothy S. Cronin 1965 Number of Portfolios Overseen: 90	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)

Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer

Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019

Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since March 2021

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

E2

Trust Officers(a)

Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2022 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-A

Advanced Series Trust

ANNUAL REPORT	December 31, 2021

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Bond Portfolio 2031

AST Bond Portfolio 2032

AST Cohen and Steers Global Realty Portfolio

AST Government Money Market Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST Multi-Sector Fixed Income Portfolio

AST Prudential Core Bond Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

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Advanced Series Trust	Annual Report	December 31, 2021

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST Bond Portfolio 2022	A2
	AST Bond Portfolio 2023	A9
	AST Bond Portfolio 2024	A17
	AST Bond Portfolio 2025	A22
	AST Bond Portfolio 2026	A27
	AST Bond Portfolio 2027	A34
	AST Bond Portfolio 2028	A42
	AST Bond Portfolio 2029	A51
	AST Bond Portfolio 2030	A57
	AST Bond Portfolio 2031	A68
	AST Bond Portfolio 2032	A77
	AST Cohen and Steers Global Realty Portfolio	A86
	AST Government Money Market Portfolio	A90
	AST High Yield Portfolio	A94
	AST Investment Grade Bond Portfolio	A122
	AST Multi-Sector Fixed Income Portfolio	A136
	AST Prudential Core Bond Portfolio	A165
	AST Quantitative Modeling Portfolio	A191
	AST Western Asset Core Plus Bond Portfolio	A194
	AST Western Asset Emerging Markets Debt Portfolio	A234

Section B	Financial Highlights
Section C	Notes to Financial Statements
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust	Annual Report	December 31, 2021

Letter to Contract Holders

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin President,
Advanced Series Trust	January 31, 2022

Market Overview — unaudited	Annual Report	December 31, 2021

Equity Market Overview

Stock markets throughout the world rallied in 2021 in reaction to massive ongoing economic stimulus packages, the re-opening of economies following COVID-19 pandemic lockdowns, rollouts of COVID-19 vaccines, record corporate profits, upbeat employment data, and strong consumer demand. However, supply-chain bottlenecks, concerns about rising inflation, and the emergence of COVID-19 variants led to occasional volatility. While developed markets shined, emerging markets faltered due largely to the poor performance of Chinese stocks and prospects of rising interest rates in the US and elsewhere.

Stocks delivered double-digit returns

For the year, the large-cap S&P 500 Index gained 28.70%, the broad-based Russell 3000 Index rose 25.66%, and the tech-heavy Nasdaq Composite Index returned 21.39%. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, returned 7.82%. By comparison, fixed income securities, as measured by the Bloomberg US Aggregate Bond Index, declined 1.54%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

The economy rebounded, inflation spiked

The pace of economic growth in the US picked up sharply during the first half of 2021, spurred by aggressive fiscal stimulus. Real gross domestic product (GDP) growth surged to 6.7% (at an annual rate) in the second quarter, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. S&P 500 Index company profits rose significantly during the year. In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, spiked 7% from its level 12 months earlier, triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep jump in energy prices.

West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of 2021 to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year. Despite the pickup in the economy, the Federal Reserve (the Fed) kept its federal funds rate target near zero throughout the year.

US stocks rose despite headwinds

During the first quarter of 2021, US stock prices posted steep gains in anticipation that economic stimulus, which included a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines would drive growth. Oil prices rose sharply, the energy sector rallied, and GDP accelerated. The stock market continued its ascent through the second and most of the third quarter but suffered a pullback in September as concerns about inflation mounted.

In November, US inflation rose at its fastest pace in nearly 40 years. To help contain it, the Fed began tapering its monthly purchase of bonds. In December, the Fed signaled it would wind down that stimulus program sooner than previously planned and raise interest rates in 2022. Despite these concerns and worries about the Omicron variant of COVID-19, stocks advanced over the final quarter as investors turned their attention to robust corporate earnings and other positive economic data.

S&P 500 Index: leaders and laggards

In 2021, the top-performing sector in the S&P 500 Index was energy, rising 54.64% on a rebound in oil prices. Next in line were real estate (+46.19%), financials (+35.04%), information technology (+34.53%), materials (+27.28%), health care (+26.13%), consumer discretionary (+24.43%), communication services (+21.57%), and industrials (+21.12%). The “defensive” consumer staples and utilities sectors rose 18.63% and 17.67%, respectively.

Growth performed in line with value, large-cap stocks topped small-cap stocks

Over the year, the Russell 3000 Growth Index returned 25.85%, slightly edging out the Russell 3000 Value Index, which rose 25.37%. The large-cap Russell 1000 Index returned 26.45%, the Russell Midcap Index gained 22.58%, and the small-cap Russell 2000 Index trailed with a return of 14.82%.

International developed market stocks also advanced

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 11.26% during the year. The MSCI UK Index returned 18.50%, and the MSCI Europe Index returned 16.30%, buoyed by government stimulus. The MSCI Japan Index returned 1.71%. Japanese stocks were pressured by supply-chain and COVID-19-related challenges.

Emerging market stocks fell

The MSCI Emerging Markets Index declined 2.54% in 2021. Investor concerns about a slowdown in China’s economy, a plunge in Chinese technology stock prices in response to a government regulatory crackdown, and worries about a stronger US dollar triggered the sell-off. The MSCI China Index dropped 21.72% while the Latin America component of the MSCI Emerging Markets Index fell 8.09% over the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2021

Fixed Income Market Overview

Government bond markets dropped modestly in 2021 as investors grew increasingly concerned about rising inflation and the prospect of interest rate hikes. Treasury Inflation-Protected Securities (TIPS) and high yield corporate bonds, however, delivered positive returns.

The global investment-grade bond market, as measured by the Bloomberg Global Aggregate Bond (USD Hedged) Index, fell 1.40% for the year, slightly outperforming the 1.54% decline of the US investment-grade bond market, as measured by the Bloomberg US Aggregate Bond Index. TIPS, issued by the US government and indexed to inflation, rose 5.96%. High yield bonds (i.e., debt rated below investment grade) outperformed their investment-grade counterparts with a gain of 5.28%, as measured by the ICE BofA US High Yield Index. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, dropped 1.80%. (All returns cited are in US dollars unless stated otherwise.)

Aggressive stimulus spurred growth, higher inflation

With unemployment falling and corporate profits rising, the US economy continued to rebound in 2021, despite higher inflation, surging energy prices, and the ongoing COVID-19 pandemic. West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of the year to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year.

Bond markets wobbled on fears of inflation, rate hikes

Early in 2021, expectations of aggressive US fiscal stimulus, including a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines raised fears that the economy could heat up and lead to higher inflation and interest rate hikes.

These concerns triggered a steep pullback in investment-grade bond prices while their yields, which move in the opposite direction to prices, rose. In the first quarter of 2021, US Treasuries suffered their second-worst quarterly performance in more than 40 years. Investors’ concerns also rippled through many international bond markets. Although US investment-grade bond returns fell over the first quarter, high yield corporate bonds posted positive total returns.

Real gross domestic product growth surged to 6.7% (at an annual rate) in the second quarter of 2021, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. Yields on long-term US Treasuries dropped modestly during the second quarter but rose notably late in the third quarter as concerns about inflation escalated.

In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, jumped 7% above its level 12 months earlier. The increase was triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep leap in energy prices. In response, the Federal Reserve signaled it would wind down its monthly purchase of bonds, a program that began at the start of the pandemic to stimulate the economy, sooner than previously planned and raise interest rates in 2022. The inflation fears bolstered demand for TIPS, which returned 2.36% over the fourth quarter, surpassing other fixed income assets.

The yield on the 10-year US Treasury note closed 2021 at 1.51%, up from 0.92% at the beginning of the year. For the year, US Treasuries fell 2.32%, investment-grade US credits declined 1.04%, mortgage-backed (agency) securities dropped 1.04%, and the Bloomberg Municipal Bond Index rose 1.52%. (Returns of US investment-grade bonds are based on Bloomberg bond indexes unless stated otherwise.)

High yield bonds outperformed

US high yield bonds, with the 5.28% gain for 2021 noted above, benefited from the rebound in the US economy, stronger-than-expected corporate earnings, fiscal stimulus, and investors’ search for enhanced yields in the low-interest-rate environment. Fundamentals of corporate bond issuers improved as the economy recovered. High yield bond prices are less susceptible to rising interest rates than US Treasuries and other higher-rated debt, although they are more sensitive to the economic outlook and earnings of companies that issue them. The annual interest rate paid on a high yield bond is typically higher than the rate on an investment-grade bond because high yield bonds are riskier.

Emerging market bonds lagged

As mentioned above, emerging market bonds fell 1.80% in 2021. China’s high yield corporate debt market was a particularly poor performer. Turkey and Brazil also lagged as they both contended with inflation and political turmoil.

AST Bond Portfolio 2022	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-0.93%	2.24%	2.05%
Bloomberg Fixed Maturity (2022) Zero Coupon Swaps Index	-0.16	2.40	2.38
Bloomberg US Government/Credit Index	-1.75	3.99	3.13

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Bond Portfolio 2022 returned -0.93%. The Portfolio underperformed the Bloomberg Fixed Maturity (2022) Zero Coupon Swaps Index and outperformed the Bloomberg US Government/Credit Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from

0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, the Omicron variant, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the period, individual issue selection and sector allocation both contributed to the Portfolio’s performance. Strong security selection was highlighted by positioning in interest rate swaps, CMBS, CLOs, and emerging markets debt. Within sector allocation, overweights to CMBS, investment-grade corporates, and CLOs were positive. This was partially offset by positioning in interest rate swaps, which detracted from performance. Within credit, the Portfolio benefited from positions in foreign non-corporates, automotive, and property & casualty. Selection in banking detracted. The combined impact of the Portfolio’s duration and yield curve strategies detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2022	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2022 (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	65.9%

AA	2.6%

A	6.7%

BBB	4.3%

BB	0.2%

Cash/Cash Equivalents	20.3%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Bond Portfolio 2023	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-1.70%	2.54%	2.43%
Bloomberg Fixed Maturity (2023) Zero Coupon Swaps Index	-1.10	2.69	2.59
Bloomberg US Government/Credit Index	-1.75	3.99	3.13

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/03/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Bond Portfolio 2023 returned -1.70%. The Portfolio underperformed the Bloomberg Fixed Maturity (2023) Zero Coupon Swaps Index and outperformed the Bloomberg US Government/Credit Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from

0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, the Omicron variant, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the period, individual issue selection and sector allocation both contributed to the Portfolio’s performance. Strong sector allocation was highlighted by overweights to investment-grade corporates, CMBS, and CLOs. Within security selection, positioning in interest rate swaps, CMBS, CLOs, emerging markets debt, and asset-backed securities was positive. This was partially offset by selection in Treasuries and investment-grade corporates, which detracted from performance. Within credit, the Portfolio benefited from positions in foreign non-corporates, electric utilities, and property & casualty. Selection in consumer non-cyclicals and banking detracted. The combined impact of the Portfolio’s duration and yield curve strategies detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2023	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2023 (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	44.7%

AA	6.2%

A	14.1%

BBB	15.0%

Cash/Cash Equivalents	20.0%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Bond Portfolio 2024	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-2.37%	2.96%	2.40%
Bloomberg Fixed Maturity (2024) Zero Coupon Swaps Index	-2.10	2.92	2.52
Bloomberg US Government/Credit Index	-1.75	3.99	2.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Bond Portfolio 2024 returned -2.37%. The Portfolio underperformed both the Bloomberg Fixed Maturity (2024) Zero Coupon Swaps Index and the Bloomberg US Government/Credit Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from

0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, the Omicron variant, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the period, individual issue selection and sector allocation both contributed to the Portfolio’s performance. Strong security selection was highlighted by positioning in interest rate swaps, CMBS, emerging markets debt, investment-grade corporates, CLOs, asset-backed securities, and agencies. This was partially offset by selection in Treasuries, which detracted from performance. Within sector allocation, overweights to investment-grade corporates, CLOs, and CMBS contributed. An overweight to emerging markets debt detracted. Within credit, the Portfolio benefited from positions in foreign non-corporates, upstream energy, and property & casualty. Selection in banking and healthcare & pharmaceuticals detracted. The combined impact of the Portfolio’s duration and yield curve strategies detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2024	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2024 (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	66.6%

AA	5.3%

A	4.7%

BBB	14.4%

Cash/Cash Equivalents	9.0%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Bond Portfolio 2025	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-2.85%	3.52%	4.57%
Bloomberg Fixed Maturity (2025) Zero Coupon Swaps Index	-2.88	3.15	4.70
Bloomberg US Government/Credit Index	-1.75	3.99	3.63

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Bond Portfolio 2025 returned -2.85%. The Portfolio outperformed the Bloomberg Fixed Maturity (2025) Zero Coupon Swaps Index and underperformed the Bloomberg US Government/Credit Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from

0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, the Omicron variant, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the period, individual issue selection and sector allocation both contributed to the Portfolio’s performance. Strong security selection was highlighted by positioning in interest rate swaps, CLOs, CMBS, and asset-backed securities. This was partially offset by selection in Treasuries, mortgage-backed securities, investment-grade corporates, and high yield bonds, which detracted from performance. Within sector allocation, overweights to CLOs, investment-grade corporates, CMBS, high yield bonds, and agencies contributed. Within credit, the Portfolio benefited from positions in midstream energy and cable & satellite. Selection in tobacco and healthcare & pharmaceuticals detracted. The combined impact of the Portfolio’s duration and yield curve strategies detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2025	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2025 (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	72.8%

AA	5.3%

A	3.2%

BBB	16.4%

BB	0.6%

Cash/Cash Equivalents	1.7%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Bond Portfolio 2026	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-3.84%	3.49%	2.95%
Bloomberg Fixed Maturity (2026) Zero Coupon Swaps Index	-3.39	3.39	3.27
Bloomberg US Government/Credit Index	-1.75	3.99	3.30

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Bond Portfolio 2026 returned -3.84%. The Portfolio underperformed both the Bloomberg Fixed Maturity (2026) Zero Coupon Swaps Index and the Bloomberg US Government/Credit Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from

0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, the Omicron variant, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, individual issue selection was the largest contributor to the Portfolio’s returns. Strong security selection was highlighted by positioning in interest rate swaps, CMBS, CLOs, and asset-backed securities. This was partially offset by selection in Treasuries, investment-grade corporates, and agencies, which detracted from performance. Overall sector allocation also contributed over the period, with overweights to CLOs, investment-grade corporates, CMBS, agencies, and municipal bonds contributing. Within credit, the Portfolio benefited from positions in telecommunications and cable & satellite. Selection in electric utilities, healthcare & pharmaceuticals, and banking detracted. The combined impact of the Portfolio’s duration and yield curve strategies detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2026	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2026 (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	63.2%

AA	5.0%

A	8.4%

BBB	15.3%

NR	-0.3%

Cash/Cash Equivalents	8.4%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Bond Portfolio 2027	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-4.59%	3.68%	3.16%
Bloomberg Fixed Maturity (2027) Zero Coupon Swaps Index	-3.73	3.63	3.33
Bloomberg US Government/Credit Index	-1.75	3.99	3.83

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/04/2016. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Bond Portfolio 2027 returned -4.59%. The Portfolio underperformed both the Bloomberg Fixed Maturity (2027) Zero Coupon Swaps Index and the Bloomberg US Government/Credit Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from 0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, the Omicron variant, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the period, individual issue selection was the largest contributor to the Portfolio’s performance. Strong security selection was highlighted by positioning in interest rate swaps, CMBS, and CLOs. This was partially offset by selection in Treasuries, agencies, municipal bonds, and investment-grade corporates, which detracted from performance. Overall sector allocation detracted from performance during the period, with positioning in interest rate swaps the largest detractor. Overweights to CLOs, investment-grade corporates, CMBS, municipal bonds, and asset-backed securities contributed to performance. Within credit, the Portfolio benefited from positions in brokerage & asset managers, automotive, and midstream energy. Selection in foreign non-corporates, electric utilities, and banking detracted. The combined impact of the Portfolio’s duration and yield curve strategies detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2027	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a positive impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2027 (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	60.4%

AA	7.0%

A	7.6%

BBB	12.3%

BB	0.6%

NR	-0.3%

Cash/Cash Equivalents	12.4%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Bond Portfolio 2028	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	-4.45%	4.13%
Bloomberg Fixed Maturity (2028) Zero Coupon Swaps Index	-3.97	3.87
Bloomberg US Government/Credit Index	-1.75	3.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/03/2017. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Bond Portfolio 2028 returned -4.45%. The Portfolio underperformed both the Bloomberg Fixed Maturity (2028) Zero Coupon Swaps Index and the Bloomberg US Government/Credit Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from

0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities (MSB) posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, the Omicron variant, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the period, individual issue selection was the largest contributor to the Portfolio’s performance. Strong security selection was highlighted by positioning in interest rate swaps, Treasuries, MBS, and investment-grade corporates. This was partially offset by selection in high yield bonds, municipal bonds, and agencies, which detracted from returns. Overall sector allocation detracted from performance, with positioning in interest rate swaps and an overweight to MBS detracting from performance. The Portfolio benefited from overweights to CLOs, CMBS, high yield bonds, municipal bonds, and investment-grade corporates. Within credit, the Portfolio benefited from positions in healthcare & pharmaceutical and brokerage & asset managers. Positions in banking and foreign non-corporates detracted. The Portfolio’s long duration bias detracted from performance, while yield curve positioning contributed during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2028	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2028 (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	69.7%

AA	0.7%

A	7.1%

BBB	4.8%

BB	0.1%

Cash/Cash Equivalents	17.6%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Bond Portfolio 2029	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	-4.51%	5.25%
Bloomberg Fixed Maturity (2029) Zero Coupon Swaps Index	-4.15	4.45
Bloomberg US Government/Credit Index	-1.75	3.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2018. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Bond Portfolio 2029 returned -4.51%. The Portfolio underperformed both the Bloomberg Fixed Maturity (2029) Zero Coupon Swaps Index and the Bloomberg US Government/Credit Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from

0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, the Omicron variant, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the period, individual issue selection was the largest contributor to the Portfolio’s performance. Strong security selection was highlighted by positioning in interest rate swaps, Treasuries, investment-grade corporates, and CMBS. This was partially offset by selection in municipal bonds and agencies, which detracted from returns. Overall sector allocation detracted from performance, with positioning in interest rate swaps the largest detractor. The Portfolio benefited from overweights to investment-grade corporates, municipal bonds, CMBS, and agencies. Within credit, selection in airlines and banking contributed while positions in foreign non-corporates detracted. The Portfolio’s duration and yield curve positioning detracted from performance during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2029	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2029 (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	65.1%

AA	5.4%

A	7.1%

BBB	8.6%

Cash/Cash Equivalents	13.8%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Bond Portfolio 2030	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	-4.20%	7.87%
Bloomberg Fixed Maturity (2030) Zero Coupon Swaps Index	-4.25	6.71
Bloomberg US Government/Credit Index	-1.75	5.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Bond Portfolio 2030 returned -4.20%. The Portfolio outperformed the Bloomberg Fixed Maturity (2030) Zero Coupon Swaps Index and underperformed the Bloomberg US Government/Credit Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from

0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, the Omicron variant, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the period, individual issue selection was the largest contributor to the Portfolio’s performance. Strong security selection was highlighted by positioning in interest rate swaps, Treasuries, CMBS, and investment-grade corporates. This was partially offset by selection in municipal bonds and agencies, which detracted from returns. Overall sector allocation detracted from performance, with positioning in interest rate swaps the largest detractor. The Portfolio benefited from overweights to CLOs, CMBS, municipal bonds, investment-grade corporates, agencies, and high yield bonds. Within credit, selection in midstream and upstream energy, along with aerospace & defense, contributed. Selection within foreign non-corporates and banking detracted. The Portfolio’s long duration bias detracted from performance, while yield curve positioning contributed during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2030	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of the CDX had a negligible impact on performance for the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2030 (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	51.2%

AA	13.5%

A	12.3%

BBB	6.5%

BB	0.3%

NR	-0.3%

Cash/Cash Equivalents	16.5%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Bond Portfolio 2031	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	-4.77%	3.83%
Bloomberg Fixed Maturity (2031) Zero Coupon Swaps Index	-4.36	3.98
Bloomberg US Government/Credit Index	-1.75	3.45

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2020. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Bond Portfolio 2031 returned -4.77%. The Portfolio underperformed both the Bloomberg Fixed Maturity (2031) Zero Coupon Swaps Index and the Bloomberg US Government/Credit Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from 0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, the Omicron variant, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the period, individual issue selection was the largest contributor to the Portfolio’s performance. Strong security selection was highlighted by positioning in interest rate swaps, Treasuries, investment-grade corporates, CMBS, and CLOs. This was partially offset by selection in agencies and municipal bonds, which detracted from returns. Overall sector allocation detracted from performance, with positioning in interest rate swaps the largest detractor. The Portfolio benefited from overweights to investment-grade corporates, CLOs, CMBS, and municipal bonds. Within credit, selection in midstream and upstream energy, along with technology, contributed. Selection within foreign non-corporates and banking detracted. The Portfolio’s duration and yield curve positioning detracted during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2031	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2031 (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	58.1%

AA	5.1%

A	9.6%

BBB	10.9%

NR	-0.4%

Cash/Cash Equivalents	16.7%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Bond Portfolio 2032	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	Since Inception
Portfolio	-5.30%
Bloomberg Fixed Maturity (2032) Zero Coupon Swaps Index	-4.48
Bloomberg US Government/Credit Index	-1.75

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/04/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Bond Portfolio 2032 returned -5.30%. The Portfolio underperformed both the Bloomberg Fixed Maturity (2032) Zero Coupon Swaps Index and the Bloomberg US Government/Credit Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from

0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities (MBS) posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, the Omicron variant, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the period, individual issue selection was the largest contributor to the Portfolio’s performance. Strong security selection was highlighted by positioning in interest rate swaps, Treasuries, MBS, and investment-grade corporates. This was partially offset by selection in CMBS and asset-backed securities, which detracted from returns. Overall sector allocation detracted from performance, with positioning in interest rate swaps and an overweight to MBS the largest detractors from performance. The Portfolio benefited from overweights to CMBS, investment-grade corporates, and CLOs. Within credit, selection in banking, real estate investment trusts, and healthcare & pharmaceuticals contributed. The Portfolio’s long duration bias detracted from performance, while yield curve positioning contributed during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2032	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2032 (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	68.6%

AA	2.7%

A	8.0%

BBB	7.7%

Cash/Cash Equivalents	13.0%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Cohen and Steers Global Realty Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	26.90%	10.24%	9.48%
FTSE EPRA/NAREIT Developed Real Estate Net Index	26.09	7.81	8.64

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Cohen & Steers Global Realty Portfolio returned 26.90%. The Portfolio outperformed the FTSE EPRA/NAREIT Developed Real Estate Net Index.

What were the market conditions during the reporting period?

Global real estate securities posted a solid gain during calendar-year 2021 (the reporting period), continuing to rally from their lows in early 2020. Progress in COVID-19 vaccine distribution allowed certain regions to begin lifting restrictions on public gatherings, business activities, and travel, notwithstanding some fits and starts as new virus variants emerged. Economic reopening and additional fiscal relief led to increasing activity, generating stronger demand for real estate. Supply growth in many property sectors slowed amid labor shortages and rising construction costs, giving landlords greater pricing power to negotiate rents. Borrowing costs for many public real estate companies remained near historic lows. These positive conditions drove improving investor optimism, resulting in higher earnings multiples.

US real estate investment trusts (REITs) were among the top performers, including a strong recovery in retail owners as easing COVID-19 concerns led to a sharp rise in foot traffic and retail sales. Self-storage, which had been one of the more resilient sectors throughout the pandemic, continued to see strong demand amid ongoing moving activity, significantly driving up rates for new customers from 2020 levels. Leasing trends for apartments in US coastal markets bounced back quickly, and Sunbelt markets remained exceptionally strong, fueled by strong housing demand. Office companies advanced but trailed the Portfolio’s benchmark index amid an uncertain demand outlook due to work-from-home trends.

Europe underperformed amid renewed COVID-19 concerns and delayed vaccine distribution on the continent. Germany lagged within the region, due partly to the underperformance of apartment owners following strong performance in 2020 as well as increased political risk. The United Kingdom had positive contributions from self-storage companies, which continued to generate impressive revenue growth as occupancy rates reached record levels.

Asia Pacific markets had more modest gains amid slow COVID-19 vaccination distribution and rising geopolitical tensions between China and Group of 7 (G7) countries. (G7 is an intergovernmental organization made up of the world’s largest developed economies: France, Germany, Italy, Japan, the US, the UK, and Canada.) Hong Kong was a notable laggard in this environment, rising less than 4%. Australia was the region’s top performer but still trailed the wider global real estate market.

What strategies or holdings affected the Portfolio’s performance?*

Stock selection in the US was the largest contributor to relative performance during the period. Top contributors included overweights in self-storage owner Public Storage and retail landlord Simon Property Group Inc., which both had sizable gains. Stock selection in Germany helped performance, in part because the Portfolio did not own diversified real estate company Aroundtown SA, which experienced a share price decline during the period. Stock selection in Australia also aided performance, as did the Portfolio’s lack of exposure to Switzerland, which had only a modest return during the period.

Factors that detracted from relative performance during the period included stock selection in Hong Kong and Japan. In Japan, the Portfolio had an overweight in Mitsui Fudosan Co., Ltd., an office development company that struggled during the period. The Portfolio’s out-of-index allocation to China hindered performance as well, as these holdings declined during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Cohen and Steers Global Realty Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Cohen & Steers Global Realty (As of 12/31/2021)

Ten Largest Holdings	Real Estate Sectors	Country	% of Net Assets

Prologis, Inc.	Industrial REITs	United States	5.3%

Public Storage	Specialized REITs	United States	5.3%

Simon Property Group, Inc.	Retail REITs	United States	4.5%

UDR, Inc.	Residential REITs	United States	3.8%

Welltower, Inc.	Health Care REITs	United States	3.3%

Vonovia SE	Real Estate Operating Companies	Germany	3.1%

Digital Realty Trust, Inc.	Specialized REITs	United States	3.1%

Healthpeak Properties, Inc.	Health Care REITs	United States	3.0%

Essex Property Trust, Inc.	Residential REITs	United States	2.9%

Realty Income Corp.	Retail REITs	United States	2.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Government Money Market Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1 Year	5 Years	10 Years
Portfolio	0.00%	0.00%	0.71%	0.35%
Lipper US Government Money Market Index	N/A	0.01	0.76	0.39

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

* Source: The iMoneyNet Govt & Agency Retail Average is comprised of 174 funds. The weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Govt & Agency Retail Average universe are as of 12/31/2021.

An investment in the AST Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

For the year ended December 31, 2021, the AST Government Money Market Portfolio returned 0.00%. The Portfolio underperformed the Lipper US Government Money Market Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from 0.80% to 0.78% as of December 31, 2021. Meanwhile, the yield on the 3-month Treasury bill declined from 0.08% to 0.05%, while the 3-month LIBOR (London Interbank Offered Rate) declined from 0.24% to 0.22%. In the short-term credit markets, investment-grade credit spreads widened during the period. The Bloomberg 1-3 Year Credit Index, a proxy for the short-term spread market, outperformed similar short-duration Treasuries by 0.29% during the period. (Duration is a measure of a bond’s price sensitivity to interest rate changes over time.)

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio’s weighted average maturity (WAM) was shorter than peers during the first quarter of the period. It remained shorter through the first half of the second quarter, extended mid-second quarter, and remained longer than peers through the third quarter. The Portfolio’s WAM shortened at the beginning of the fourth quarter, as it became clear the Fed was nearing a tightening cycle, and remained shorter than peers for the remainder of the period. The Portfolio’s weighted average life (WAL) remained extended through floating rate securities through the third quarter, as short-term (overnight) rates hovered near zero, but shortened in the fourth quarter and remained shorter than peers through quarter-end.

Throughout the period, the Portfolio took advantage of changing floating rate spreads and shifted positioning across LIBOR floaters and secured overnight financing rate floaters accordingly. Floaters are bonds or other types of debt whose coupon rate changes with short-term interest rates.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Government Money Market Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Additionally, to take advantage of changing relative value between the sectors, the Portfolio shifted its positioning in agency discount notes, repurchase agreements, and US Treasuries throughout the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Government Money Market (As of 12/31/2021)

Ten Largest Holdings	Interest Rate	Maturity Date	% of Net Assets

U.S. Treasury Bills	0.061%	03/10/2022	8.1%

U.S. Treasury Bills	0.067%	03/24/2022	6.8%

U.S. Cash Management Bills	0.098%	04/26/2022	3.9%

U.S. Treasury Bills	0.055%	03/17/2022	3.0%

Federal Farm Credit Bank	0.080%	05/13/2022	2.7%

U.S. Treasury Bills	0.056%	01/06/2022	2.6%

U.S. Treasury Bills	0.058%	01/11/2022	2.6%

U.S. Treasury Bills	0.047%	02/22/2022	2.5%

U.S. Cash Management Bills	0.051%	03/22/2022	2.0%

Federal Home Loan Bank	0.050%	02/18/2022	2.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only short-term investments.

AST High Yield Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	6.34%	5.80%	6.32%
Bloomberg US Corporate High Yield 2% Issuer Capped Index	5.26	6.28	6.82
ICE BofA US High Yield Master II Index	5.36	6.10	6.72

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST High Yield Portfolio returned 6.34%. The Portfolio outperformed both the Bloomberg US Corporate High Yield 2% Issuer Capped Index and the ICE BoFA US High Yield Master II Index.

What were market conditions during the reporting period?

Markets in calendar-year 2021 (the reporting period) were dominated by the global outbreak of COVID-19 variants and their economic impact, as well as waning fiscal and monetary stimulus, increasing commodity prices, growing inflation fears, and speculation about how the Federal Reserve and other central banks would combat rising inflation, which appeared to become less transitory as the period progressed. Although US Treasury yields ended the period at higher levels than earlier in the period, thus producing negative returns, US high yield corporate bond spreads continued to narrow. Defaults remained very low, and investor demand stayed strong in a low yield environment where corporate earnings were higher than expected.

For the period, the Bloomberg US Corporate High Yield 2% Issuer Capped Index (the Index) returned 5.26%. In terms of quality, lower-quality (CCC-rated) credits significantly outperformed their higher-quality (BB-rated and B-rated) peers during the period, as many of the higher-beta and COVID-19-impacted sectors that should benefit from strong growth and a further reopening of the economy outperformed. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) For the period, energy was the best-performing sector, followed by transportation and metals & mining. The high yield primary market remained active, as issuers continued to take advantage of the low yield environment to push out maturities and lower their cost of capital. After issuing a record $450 billion in high yield corporate bonds during 2020, US companies issued another $485 billion in high yield corporate bonds during the reporting period. The par-weighted US high yield bond default rate, including distressed exchanges, ended the reporting period at 0.27%, down from 6.17% at the end of 2020, according to JP Morgan.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio outperformed the Index, driven by both issue selection and allocations.

Security selection within upstream and midstream energy, telecommunications, as well as gaming, lodging, & leisure notably added to the Portfolio’s performance during the period. Exposure to distressed equities that rebounded after weakness in 2020—such as Claire’s, Oasis Petroleum Inc., The Hertz Corp., Advanz Petroleum, and California Resources Corp.—also aided the Portfolio’s performance. Other prominent single-name contributors included positions in Chesapeake Energy Corp., Extraction Oil & Gas Inc., and Ferrellgas Partners, L.P. The Fund no longer held positions in Advanz, California Resources, and Extraction Oil & Gas at the end of the period.

Meanwhile, security selection within media & entertainment, cable & satellite, and healthcare & pharmaceuticals detracted from results, as did underweights to some of the fallen angels in 2020 such as Occidental Petroleum Corp. and The Kraft Heinz Co. Positions in Diamond Sports Group LLC, Intelsat Jackson Holdings SA, and Bausch Health Companies Inc. were some of the largest single-name detractors from the Portfolio’s performance.

From a beta perspective, on average, having more risk in the Portfolio relative to the Index was a strong contributor to the Portfolio’s returns during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST High Yield Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the PGIM sleeve of the Portfolio used US Treasury futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The impact of futures detracted from the Portfolio’s performance during the period. The Portfolio used credit derivatives to manage its overall risk profile, which positively impacted the Portfolio’s performance. The JP Morgan sleeve did not use derivatives during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST High Yield (As of 12/31/2021)

Credit Quality	% of Total Investments

BBB	1.2%

BB	39.6%

B	40.3%

CCC and Below	10.4%

NR	4.6%

Cash/Cash Equivalents	3.9%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Investment Grade Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-2.17%	5.69%	4.62%
Bloomberg US 5-10 Year Government/Credit Bond Index	-2.28	4.19	3.57

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Investment Grade Bond Portfolio returned -2.17%. The Portfolio outperformed the Bloomberg US 5-10 Year Government/Credit Bond Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first half of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from 0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities (MBS) posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, Omicron, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the period, individual issue selection and sector allocation both contributed to the Portfolio’s outperformance. Strong sector allocation was highlighted by overweights to high yield bonds, municipal bonds, CLOs, and CMBS. An underweight to investment-grade corporate bonds detracted from performance. Within security selection, positioning in investment-grade corporate bonds, non-agency MBS, CMBS, high yield bonds, sovereigns, emerging market debt, and agencies was positive. This was partially offset by selection in Treasuries, which detracted from performance. Within credit, the Portfolio benefited from positions in banking, midstream and upstream energy, foreign non-corporates, and electric utilities. Selection in real estate investment trusts, property & casualty, revenue education bonds, and finance companies detracted. The Portfolio’s yield curve positioning contributed to performance over the period, while a long duration bias detracted. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Investment Grade Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX contributed to performance for the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Investment Grade Bond (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	42.3%

AA	4.3%

A	10.4%

BBB	35.6%

BB	4.5%

B	0.1%

CCC	0.3%

NR	1.9%

Cash/Cash Equivalents	0.6%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Multi-Sector Fixed Income Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-0.39%	6.46%	5.09%
Blended Index	-1.01	6.40	5.11
Bloomberg US Long Corporate Index	-1.13	7.73	6.19

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 02/25/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Multi-Sector Fixed Income Portfolio returned -0.39%. The Portfolio outperformed both the Blended Index and the Bloomberg US Long Corporate Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. US investment-grade corporate bond markets performed well in the first half of the period, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings, positive vaccination progress, and favorable technicals. Spreads then widened the second half of the period amid concerns around inflation, the COVID-19 Omicron variant, elevated corporate new primary issuance, and increased Fed hawkishness. Corporate bonds, as measured by the Bloomberg US Corporate Index, posted total returns and excess returns of -1.04% and 1.61%, respectively, over the period. Long US corporate bonds underperformed on a total-return basis, posting total returns of -1.13% for the period; but they outperformed on an excess-return basis, posting excess returns of 2.88% during the period. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) spreads trading below their pre-pandemic tights at the end of the period. US high yield bond spreads generally tightened, as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

The US Treasury yield curve steepened sharply over the first half of the period before flattening again in the second half, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around Omicron and the prospect of slower economic growth. Despite steepening over the first half of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from 0.80% to 0.78% as of December 31, 2021.

What strategies or holdings affected the Portfolio’s performance?*

Overall security selection was the primary driver of the Portfolio’s outperformance during the period. This was mostly due to positions within investment-grade corporate bonds. Security selection in Treasuries, municipal bonds, and emerging market debt also contributed. Selection within CMBS was a modest detractor. Overall sector allocation also contributed to performance, with overweights to municipal bonds and CMBS the largest contributors. An underweight to emerging market debt was a modest detractor. Within credit, the Portfolio benefited from positioning in the upstream and midstream energy, technology, retailers & restaurants, and automotive sectors. Meanwhile, positioning in the electric utilities, natural gas, and property & casualty sectors detracted from the Portfolio’s performance. From a single-name perspective, the Portfolio benefited from overweights to Occidental Petroleum Corp. (upstream energy), Energy Transfer LP (midstream energy), and Ford Motor Co. (automotive). Overweights to Thermo Fisher Scientific (healthcare & pharmaceuticals)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Multi-Sector Fixed Income Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

and Entergy Corp. (electric utilities), along with an underweight to Dell Technologies Inc. (technology), detracted from the Portfolio’s performance. The Portfolio’s yield curve positioning added to performance, while duration positioning detracted from performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used futures to manage the Fund’s interest rate risk, which is more efficient than managing interest rate risk through the purchases and sales of cash bonds. The Portfolio also used foreign exchange forwards to hedge the currency risk on non-dollar holdings. The use of these derivatives had a positive impact on the Portfolio’s performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Multi-Sector Fixed Income (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	9.0%

AA	4.6%

A	23.1%

BBB	57.4%

BB	5.1%

B	0.3%

NR	0.1%

Cash/Cash Equivalents	0.4%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Prudential Core Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-1.34%	3.78%	3.33%
Bloomberg US Aggregate Bond Index	-1.54	3.57	2.90

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Prudential Core Bond Portfolio returned -1.34%. The Portfolio outperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. This caused the US Treasury yield curve to steepen sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around the Omicron variant of COVID-19 and the prospect of slower economic growth. Despite steepening over the first part of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from 0.80% to 0.78% as of December 31, 2021.

Mortgage-backed securities (MBS) posted negative returns amid increased supply and concerns around the Fed’s tapering of its asset purchases. The US investment-grade corporate bond market underperformed, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings and favorable technicals, before widening in the second half of the period amid concerns around inflation, the Omicron variant, and elevated new issuance. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with high-quality commercial mortgage-backed securities (CMBS) and collateralized loan obligation (CLO) spreads trading below their pre-pandemic levels at the end of the period. US high yield bond spreads generally tightened as fundamentals remained supportive. Meanwhile, emerging market debt spreads widened over the period amid an increasingly uncertain macroeconomic backdrop and a strong US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the period, individual issue selection and sector allocation both contributed to the Portfolio’s outperformance. Strong sector allocation was highlighted by overweights to high yield bonds, CLOs, CMBS, municipal bonds, and asset-backed securities (ABS). An underweight to MBS also contributed. An underweight to investment-grade corporate bonds was a modest detractor. Within security selection, positioning in non-agency MBS, Treasuries, investment-grade corporate bonds, ABS, sovereigns, CLOs, high yield bonds, and agencies was positive. This was partially offset by security selection in emerging market debt, CMBS, and MBS, which detracted from performance. Within credit, the Portfolio benefited from positions in foreign non-corporates, upstream and midstream energy, and retailers & restaurants. Selection in healthcare & pharmaceuticals, consumer non-cyclicals, and media & entertainment detracted. The Portfolio’s duration positioning and yield curve positioning detracted from performance over the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Prudential Core Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures contributed to the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX had an impact of less than one basis point on performance for the period. (One basis point is 0.01%.)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Prudential Core Bond (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	44.7%

AA	2.7%

A	11.0%

BBB	21.7%

BB	6.3%

B	2.3%

CCC	1.4%

NR	8.7%

Cash/Cash Equivalents	1.2%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Quantitative Modeling Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	15.44%	11.52%	10.48%
Blended Index	16.36	13.32	11.88
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Quantitative Modeling Portfolio returned 15.44%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

During calendar-year 2021 (the reporting period), global economies continued to recover from the effects of the COVID-19 pandemic, aided by fiscal and monetary support as well as effective COVID-19 vaccines and treatments. Growth was particularly strong during the first half of the period but leveled off in the second half amid concerns about the emergence and spread of the Delta and Omicron variants of COVID-19. For the full period, the Bloomberg US Aggregate Bond Index declined 1.54%, while US stocks delivered double-digit gains, with the broad-based Russell 3000 Index returning 25.66%. Growth and value stocks both rose, with growth performing only marginally better than value for the period. US markets outperformed international markets by a wide margin during the period.

What strategies or holdings affected the Portfolio’s performance?*

The Tactical asset allocation added value during the period. The largest contributor to the Portfolio’s relative performance was an overweight to domestic equities, as the Russell 3000 Index significantly outperformed the Bloomberg US Aggregate Bond Index. A general overweight to US small-cap stocks and an off-benchmark position in natural resources stocks detracted from performance, as both categories underperformed the Russell 3000 Index during the period. An off-benchmark position in emerging market equities also detracted from performance, with the MSCI Emerging Markets Index falling 2.54% for the period, while the MSCI EAFE Index rose 11.26% (both returns in US-dollar terms). The Russell 3000 Growth Index outperformed the Russell 3000 Value Index by only about 0.5%. However, the relative performance between growth and value stocks was quite volatile throughout the period. Overall, growth and value positioning detracted from the Portfolio’s relative performance.

Within the fixed income portion of the Portfolio, the overall contribution for the period was flat. Positive value came from an off-benchmark high yield bond exposure, which outperformed the Bloomberg US Aggregate Bond Index by 6.8% during the period. In addition, cash positions generated modest but positive performance as bonds fell. However, US Treasury exposure within the Portfolio’s overlays and off-benchmark exposure in emerging market bonds detracted from the Portfolio’s relative returns.

The gross, benchmark-relative performance of the Portfolio’s underlying funds was positive for the period. The AST High Yield Bond Portfolio added value, as fixed income risk assets were rewarded. The large-cap growth portion of the Portfolio detracted from performance, as it underperformed the Russell 1000 Growth Index. The AST Jennison Large Cap Growth Portfolio was the largest underperformer. While an off-benchmark position in emerging market stocks detracted from performance, the AST Emerging Markets Equity Portfolio trimmed the negative impact as it outperformed the MSCI Emerging Markets Index by more than 150 bps during the period. (One basis point is 0.01%.)

The Portfolio’s fund-of-funds structure is managed by PGIM Quantitative Solutions with an active overlay that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Quantitative Modeling Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Quantitative Modeling (As of 12/31/2021)

Ten Largest Holdings	Line of Business	% of Net Assets

AST Large-Cap Core Portfolio	Large/Mid-Cap Growth	14.8%

AST Global Bond Portfolio	Core Bond	7.9%

AST MFS Large-Cap Value Portfolio	Large/Mid-Cap Value	7.2%

AST Prudential Core Bond Portfolio	Core Bond	6.5%

AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	5.9%

AST T. Rowe Price Large-Cap Value Portfolio	Large/Mid-Cap Value	5.4%

AST International Value Portfolio	International Value	5.3%

AST Hotchkis & Wiley Large-Cap Value Portfolio	Large/Mid-Cap Value	5.3%

AST International Growth Portfolio	International Growth	5.2%

AST Loomis Sayles Large-Cap Growth Portfolio	Large/Mid-Cap Growth	5.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Western Asset Core Plus Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-2.24%	4.28%	4.10%
Bloomberg US Aggregate Bond Index	-1.54	3.57	2.90

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Western Asset Core Plus Bond Portfolio returned -2.24%. The Portfolio underperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

When the first quarter of calendar-year 2021 (the reporting period) started, markets began to price in exceptional economic growth and inflation due to optimism around immense fiscal support and a speedy reopening of the US and global economies. The “reflation trade” was on. (In a reflation trade, investors tend to focus on sectors and securities that could benefit from a strengthening economy and rising inflation.) Ten-year US Treasury yields increased from 0.91% to 1.74% during the first quarter of the period.

The second quarter of the period began with economic data exceeding even higher expectations. The addition of more than one million new US jobs in the quarter was followed by high readings for the Consumer Price Index, the core Personal Consumption Expenditures Price Index, consumer spending, and the Purchasing Managers’ Index—all while US Treasury securities rallied quietly from their lows. A sizable lowering in the number of jobs added in April and May of 2021 cast doubt on the earliest timeline for the Federal Reserve (the Fed) to begin signaling a taper of its asset purchases, further helping US Treasury prices. In Europe, the European Central Bank announced that purchases under its Pandemic Emergency Purchase Programme would continue at a significantly higher pace.

Early in the third quarter of the period, the highly infectious COVID-19 Delta variant spread around the globe, resulting in several countries imposing greater social and economic restrictions. Meanwhile, optimism over the economic growth outlook began to wane due to signs of a growth slowdown in China and softer US data.

In the fourth quarter of the period, the ends of the US Treasury yield curve moved in opposite directions. Short-maturity yields surged, as investors anticipated the Fed and other central banks would raise policy rates much earlier and faster than previously believed. This perception was prompted by inflation that seemed more persistent and higher than expected, owing to supply-chain disruptions and high energy prices. At the same time, with US economic growth slower than expected in the third quarter of the period and given uncertainty surrounding the emergence of the COVID-19 Omicron variant in the fourth quarter, investors’ concerns about lower growth estimates resulted in significantly flatter yield curves in long maturities.

What strategies or holdings affected the Portfolio’s performance?*

From the beginning of the period, Western Asset believed that the path out of COVID-19-related economic challenges would be one of steadfast but slow progress—in other words, a long hard slog. Given the outlook for high-efficacy vaccines and meaningful fiscal and monetary stimulus around the globe, Western Asset’s confidence in the eventual success of this long and difficult journey improved measurably. The Portfolio’s risk positions included overweight positions in investment-grade and high yield corporate bonds, with an emphasis on financials and reopening trades in energy and other industrial sectors. Risk positions also included overweights to structured products (non-agency residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities) and to emerging markets debt, where real yield differentials versus developed markets bonds hovered near multi-year wides. In Western Asset’s view, as investors gained confidence in the developed-markets economic recovery and grew weary of low and negative yields, they

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Western Asset Core Plus Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

would increasingly look toward the emerging markets for yield enhancement. Meanwhile, given its overweight positioning to spread products compared to the Index, the Portfolio also maintained a long duration position, primarily at the long end of the yield curve, to serve as a diversifying strategy and a hedge. (Duration is a measure of a bond portfolio or debt security’s price sensitivity to interest rate changes over time.) The Portfolio’s duration position was meant to mute any downside volatility during potential risk-off events that could result in a material downshift in the global recovery outlook.

Adding most to the Portfolio’s performance during the period were its overweight exposures to both investment-grade and high yield corporate bonds, especially its overweight exposure to high yield corporate bonds, as spreads (yield differentials) significantly tightened during the period. The Portfolio’s exposures to structured products, in aggregate, also contributed positively, as spreads generally tightened.

The most significant detractor from performance during the period was the Portfolio’s positioning in interest rates. While yield curve positioning contributed positively, as the curve flattened, the Portfolio’s long duration positioning detracted from performance as yields rose along the curve. Exposures to the emerging markets and non-US developed markets also detracted from returns, as the US dollar strengthened against most currencies and as spreads on US dollar-denominated emerging markets bonds widened during the period.

In terms of derivatives, the Portfolio used interest rate futures and options, as well as interest rate swaps and swaptions, during the period to adjust its duration and yield curve exposure. Non-US interest rate futures, options, and swaps were used to manage exposure to international bond markets. Credit default swaps on both investment-grade and high yield issuers and indexes were used as an efficient and low-cost way of adjusting exposures to these sectors on the margin. Finally, the Portfolio used foreign exchange futures to take outright positions in certain G10 and emerging markets currencies. (The G10 refers to 11 countries—Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK, and the US.) The net impact of all derivative transactions on the Portfolio’s performance during the period was negative, but not material.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Western Asset Core Plus Bond (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	39.9%

AA	6.5%

A	12.9%

BBB	22.6%

BB	11.8%

B	4.3%

CCC and Below	0.7%

Cash/Cash Equivalents	1.3%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Western Asset Emerging Markets Debt Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-3.05%	4.07%	2.61%
J.P. Morgan EMBI Global Index	-1.51	4.47	3.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 08/20/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Western Asset Emerging Markets Debt Portfolio returned -3.05%. The Portfolio underperformed the J.P. Morgan EMBI Global Index.

What were the market conditions during the reporting period?

Calendar-year 2021 (the reporting period) got off to a shaky start, as a spike in interest rates and fears of inflation led to a sell-off in risk assets during the first quarter of the period. However, the aggressive rollout of COVID-19 vaccines, especially in the US and Europe, coinciding with additional massive stimulus by the US government during the second quarter of the period, helped turn investors’ risk sentiment around. In addition, the further easing of containment restrictions, which bolstered an improving global growth outlook, and the stabilization of US interest rates kept positive risk sentiment alive. Vaccine production continued to ramp up as developed-markets vaccination rates rose steadily. All of these factors combined to serve as a tailwind for risk assets during the second quarter of the period, resulting in a strong rebound in emerging markets assets.

During the second half the period, headlines about highly infectious COVID-19 variants (first Delta and then Omicron) that were spreading uncontrollably in different parts of the world weighed on risk sentiment. The continued rollout of vaccines across the globe was instrumental in bringing COVID-19 cases and deaths down in many emerging markets countries. However, as mobility restrictions continued to be lifted in conjunction with the start of colder winter months in several parts of the world (US and Europe), COVID-19 cases began to rise again and certain countries re-implemented travel restrictions. Amid COVID-19-related uncertainty, investors were rattled just after the US Thanksgiving holiday by reports that the highly infectious Omicron variant had emerged. While health authorities worked to assess the nature of Omicron, several countries began implementing stricter travel restrictions to slow the spread. This, in turn, reignited global economic growth concerns and led to heightened volatility in risk assets as the period came to an end. Negative developments in China did little to improve investor sentiment, as market uncertainty was accentuated by the debt crisis of Evergrande Group, one of China’s largest property developers, a continued regulatory crackdown in China on capital markets, curbs on profit-making and capital raising that were placed on internet and education companies, and the kickoff of a regulatory review of Macau casino operators.

In the US, Jerome Powell was re-nominated to continue as Federal Reserve (Fed) Chairman, signaling US monetary policy continuity. Powell announced an accelerated schedule for the Fed’s tapering of its asset purchases, doubling the pace to complete tapering by March 2022, earlier than originally expected, in an effort to combat inflation. Risk sentiment remained soft as investors weighed the impact of the eventual removal of monetary accommodation by global central banks. To address energy price increases heading into the winter months, the US took coordinated action with other countries to release crude oil reserves. Elsewhere, China’s COVID-Zero policy, with mass testing and aggressive contact tracing measures to contain spread, continued to restrict mobility and economic activity.

What strategies or holdings affected the Portfolio’s performance?*

Security selection was a positive contributor to the Portfolio’s performance during the period, while country allocation overall was a detractor. Within country allocation, the Portfolio’s overweight to Argentina and Ecuador added to returns. An underweight to Turkey also contributed positively. On the other hand, the Portfolio’s overweight to Brazil and Egypt detracted from performance. The Central Bank of Turkey cut interest rates several times over the period, hurting the Turkish lira, which lost 44% of its value over the course of the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Western Asset Emerging Markets Debt Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Within corporate market segments, the Portfolio’s overweight to financials and industrials in Mexico benefited results, while an overweight to real estate in China detracted from performance.

Among individual issues, the Portfolio’s overweight positioning in Mexican industrial company Orbia Advance Corporation, SAB de CV, and Chinese financial company China Huarong Asset Management Co., Ltd. contributed positively to returns. Conversely, overweights to Brazilian oil and gas company Petróleo Brasileiro SA and Chinese real estate company Yuzhou Group Holdings Company Limited detracted from performance.

With respect to derivatives, swaps were used to manage the risk profile of the Portfolio, while currency derivatives were used for hedging purposes and/or to adjust currency exposures; both swaps and currency derivatives had a positive effect to the Portfolio. The Portfolio also used US Treasury futures (UST futures) to manage the Portfolio’s duration exposure, which benefited the results. Duration is a measure of a bond portfolio or debt security’s price sensitivity to interest rate changes over time.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Western Asset Emerging Markets Debt (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	1.2%

AA	6.9%

A	6.9%

BBB	41.9%

BB	20.9%

B	15.7%

CCC and Below	2.1%

Cash/Cash Equivalents	4.4%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

Advanced Series Trust	December 31, 2021
Benchmark Glossary — unaudited

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST Multi-Sector Fixed Income Portfolio Blended Index consists of the Bloomberg US Long Corporate Index (65%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 10+ years, and the Bloomberg US Intermediate Corporate Index (35%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 1-10 years. (Note: This blend has a cap of 7.5% on Financials).

AST Quantitative Modeling Portfolio Blended Index consists of the Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg US Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Fixed Maturity (2022 - 2032) Zero Coupon Swaps Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. Bloomberg US 5-10 Year Government/Credit Bond Index is an unmanaged index that includes all medium and larger issues of US government, investment grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued.

Bloomberg US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

Bloomberg US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater.

Bloomberg US Corporate High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Bloomberg HighYield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt.

Bloomberg US Long Corporate Index is an unmanaged index designed to measure the performance of US corporate bonds that have a maturity of greater than or equal to 10 years.

FTSE EPRA/NAREIT Developed Real Estate Net Index is an unmanaged index that reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

ICE BoFA US High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

J.P. Morgan Emerging Markets Bond Index Global Index (“J.P. Morgan EMBI Global Index”) is an unmanaged global index that tracks total returns for traded external debt instruments in the emerging markets, and is an expanded version of the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) that tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets.

Lipper US Government Money Market Funds Average invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly in a market index or average.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Advanced Series Trust	December 31, 2021
Benchmark Glossary — unaudited (continued)

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

ICE BOFA IS LICENSING THE BOFA INDICES “ASIS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust	December 31, 2021
Fees and Expenses — unaudited

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Bond Portfolio 2022	Actual	$1,000.00	$ 994.00	0.93%	$4.67
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2023	Actual	$1,000.00	$ 989.90	0.93%	$4.66
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2024	Actual	$1,000.00	$ 987.20	0.93%	$4.66
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2025	Actual	$1,000.00	$ 988.30	0.93%	$4.66
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2026	Actual	$1,000.00	$ 984.70	0.93%	$4.65
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2027	Actual	$1,000.00	$ 985.30	0.93%	$4.65
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2028	Actual	$1,000.00	$ 991.90	0.93%	$4.67
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2029	Actual	$1,000.00	$ 994.30	0.93%	$4.67
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Bond Portfolio 2030	Actual	$1,000.00	$ 995.20	0.97%	$4.88
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

Advanced Series Trust	December 31, 2021
Fees and Expenses — unaudited (continued)

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Bond Portfolio 2031	Actual	$1,000.00	$ 999.10	0.96%	$4.84
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

AST Bond Portfolio 2032	Actual	$1,000.00	$1,000.00	0.93%	$4.69
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

AST Cohen & Steers	Actual	$1,000.00	$1,092.60	1.09%	$5.75
Global Realty	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

AST Government Money	Actual	$1,000.00	$1,000.00	0.05%	$0.25
Market	Hypothetical	$1,000.00	$1,024.95	0.05%	$0.26

AST High Yield	Actual	$1,000.00	$1,016.40	0.85%	$4.32
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

AST Investment Grade	Actual	$1,000.00	$ 991.60	0.70%	$3.51
Bond	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

AST Multi-Sector Fixed	Actual	$1,000.00	$1,005.80	0.72%	$3.64
Income	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

AST Prudential Core	Actual	$1,000.00	$1,003.60	0.73%	$3.69
Bond	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

AST Quantitative	Actual	$1,000.00	$1,045.90	1.15%	$5.93
Modeling	Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

AST Western Asset Core	Actual	$1,000.00	$ 997.30	0.77%	$3.88
Plus Bond	Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

AST Western Asset	Actual	$1,000.00	$ 987.60	1.03%	$5.16
Emerging Markets Debt	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2021, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
lDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
USD	US Dollar
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A — Annual payment frequency for swaps

ABS — Asset-Backed Security

Aces — Alternative Credit Enhancements Securities

BABs — Build America Bonds

BBR — New Zealand Bank Bill Rate

BROIS — Brazil Overnight Index Swap

BUBOR — Budapest Interbank Offered Rate

CDO — Collateralized Debt Obligation

CDX — Credit Derivative Index

CLO — Collateralized Loan Obligation

CLOIS — Sinacofi Chile Interbank Rate Average

COOlS — Colombia Overnight Interbank Reference Rate

CPI — Consumer Price Index

CVT — Convertible Security

DIP — Debtor-In-Possession

EMTN — Euro Medium Term Note

ETF — Exchange-Traded Fund

EURIBOR — Euro Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GMTN — Global Medium Term Note

GNMA — Government National Mortgage Association

iBoxx — Bond Market Indices

IO — Interest Only (Principal amount represents notional)

iTraxx — International Credit Derivative Index

JIBAR — Johannesburg Interbank Agreed Rate

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

M — Monthly payment frequency for swaps

MASTR — Morgan Stanley Structured Asset Security

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

NSA — Non-Seasonally Adjusted

OAT — Obligations Assimilables du Tresor

OFZ — Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OJSC — Open Joint-Stock Company

OTC — Over-the-counter

PIK — Payment-in-Kind

PJSC — Public Joint-Stock Company

PO — Principal Only

Q — Quarterly payment frequency for swaps

REITs — Real Estate Investment Trust

REMICS — Real Estate Mortgage Investment Conduit Security

S — Semiannual payment frequency for swaps

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

STRIPs — Separate Trading of Registered Interest and Principal of Securities

T — Swap payment upon termination

TBA — To Be Announced

TONAR — Tokyo Overnight Average Rate

WIBOR — Warsaw Interbank Offered Rate

SEE NOTES TO FINANCIAL STATEMENTS

A1

AST BOND PORTFOLIO 2022
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 79.4%
ASSET-BACKED SECURITIES — 5.7%
Automobiles — 0.3%
Ford Credit Floorplan Master Owner Trust,
Series 2019-01, Class A
2.840%	03/15/24	300	$301,526

Collateralized Loan Obligations — 5.4%
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1R, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.074%(c)	10/15/30	1,000	998,306
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.238%(c)	01/22/31	250	249,934
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
1.322%(c)	07/20/34	250	249,861
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.282%(c)	04/20/34	250	250,000
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.264%(c)	10/19/28	416	415,753
KKR CLO Ltd. (Cayman Islands),
Series 18, Class AR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
1.062%(c)	07/18/30	1,000	1,000,000
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
1.061%(c)	10/21/30	500	499,879
Oaktree CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.870% (Cap N/A, Floor 0.000%)
1.002%(c)	10/20/27	159	159,324
Ocean Trails CLO (Cayman Islands),
Series 2014-05A, Class ARR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.402%(c)	10/13/31	491	491,304
OCP CLO Ltd. (Cayman Islands),
Series 2020-18A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
1.222%(c)	07/20/32	250	249,904
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
1.272%(c)	01/20/31	500	500,000
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.972%(c)	04/20/28	288	288,143
Voya CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.022%(c)	01/18/29	429	428,598

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.272%(c)	10/20/28	624	$624,127

			6,405,133

Consumer Loans — 0.0%
SoFi Consumer Loan Program Trust,
Series 2019-04, Class A, 144A
2.450%	08/25/28	1	1,207

TOTAL ASSET-BACKED SECURITIES (cost $6,708,760)			6,707,866

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.8%
Citigroup Commercial Mortgage Trust,
Series 2015-P01, Class A4
3.462%	09/15/48	900	942,600
GS Mortgage Securities Trust,
Series 2015-GC32, Class A3
3.498%	07/10/48	1,200	1,256,411
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C28, Class A3
2.912%	10/15/48	1,162	1,178,764
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class A2
3.261%	05/15/48	600	605,315
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A1
2.139%	11/15/50	94	94,640
Wells Fargo Commercial Mortgage Trust,
Series 2017-C41, Class A2
2.590%	11/15/50	460	463,925

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $4,420,457)			4,541,655

CORPORATE BONDS —13.3%
Agriculture — 0.4%
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
1.375%	07/23/23	230	231,869
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	05/01/23	270	271,255

			503,124

Apparel — 0.2%
VF Corp.,
Sr. Unsec’d. Notes
2.050%	04/23/22	234	235,057

Auto Manufacturers — 0.7%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.850%	01/06/22	640	640,085

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2022 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22	200	$202,724

			842,809

Banks — 4.0%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN, SOFR + 0.730%
0.780%(c)	10/24/24	580	582,924
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.932%(ff)	05/07/25	310	326,287
Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes
0.450%	06/22/23	225	223,457
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.750%	04/25/22	370	371,973
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.750%	01/24/22	535	536,609
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.200%	01/25/23	380	390,247
KeyBank NA,
Sr. Unsec’d. Notes
0.433%(ff)	06/14/24	250	248,167
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.870%(ff)	07/09/25	200	211,417
National Securities Clearing Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	04/23/23	250	251,609
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
1.150%	06/10/25	460	455,965
Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A, MTN
0.850%	03/25/24	280	277,376
Swedbank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.300%	06/02/23	295	296,728
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.750%	04/21/22	570	571,400

			4,744,159

Biotechnology — 0.3%
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22	355	362,273

Chemicals — 0.4%
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23	282	294,644

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.150%	10/01/22	150	$151,877

			446,521

Computers — 0.9%
Apple, Inc.,
Sr. Unsec’d. Notes
2.500%	02/09/22	1,110	1,109,892

Electric — 1.3%
Alabama Power Co.,
Sr. Unsec’d. Notes, Series 17A
2.450%	03/30/22	360	361,281
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.200%	04/15/25	75	78,909
Entergy Louisiana LLC,
Collateral Trust
0.950%	10/01/24	345	342,205
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
0.650%	03/01/23	165	164,659
OGE Energy Corp.,
Sr. Unsec’d. Notes
0.703%	05/26/23	570	567,804

			1,514,858

Foods — 0.1%
Hormel Foods Corp.,
Sr. Unsec’d. Notes
0.650%	06/03/24	135	133,984

Gas — 0.1%
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
0.700%	03/02/23	150	149,339

Healthcare-Services — 0.5%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22	575	582,444

Insurance — 0.4%
Swiss Re Treasury US Corp. (Switzerland),
Gtd. Notes, 144A
2.875%	12/06/22	175	178,200
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
4.625%	03/15/22	245	246,863

			425,063

Machinery-Construction & Mining — 0.4%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
0.950%	05/13/22	465	466,025

Miscellaneous Manufacturing — 0.3%
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes
0.550%	09/01/23	90	89,307

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2022 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (cont’d.)
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
0.400%	03/11/23	250	$249,007

			338,314

Oil & Gas — 0.3%
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
1.571%	04/15/23	220	222,519
Phillips 66,
Gtd. Notes
3.700%	04/06/23	85	87,914

			310,433

Pharmaceuticals — 0.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.600%	11/21/24	250	259,292
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	465	478,134

			737,426

Retail — 0.4%
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
0.950%	11/17/23	420	419,642

Semiconductors — 0.2%
NVIDIA Corp.,
Sr. Unsec’d. Notes
0.584%	06/14/24	300	297,327

Software — 1.0%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	02/06/22	880	880,113
salesforce.com, Inc.,
Sr. Unsec’d. Notes
0.625%	07/15/24	300	297,373

			1,177,486

Telecommunications — 0.6%
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
0.373%	03/03/23	230	229,057
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
3.500%	04/15/25	175	185,453
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.450%	03/20/26(a)	320	318,522

			733,032

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation — 0.2%
Canadian Pacific Railway Co. (Canada),
Sr. Unsec’d. Notes
4.500%	01/15/22	200	$200,232

TOTAL CORPORATE BONDS (cost $15,639,757)		15,729,440

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.1%
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	91	94,799

(cost $92,149)
SOVEREIGN BONDS — 1.0%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27(a)	315	338,392
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23	200	204,227
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
2.750%	03/20/22	215	216,095
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.450%	06/29/22	475	479,818

TOTAL SOVEREIGN BONDS (cost $1,208,237)			1,238,532

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.5%
Federal Home Loan Mortgage Corp.
0.375%	04/20/23	1,190	1,187,640
Federal National Mortgage Assoc.
2.250%	04/12/22	300	301,766
2.375%	01/19/23	1,500	1,530,629
Tennessee Valley Authority
1.875%	08/15/22	10	10,095

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,030,874)			3,030,130

U.S. TREASURY OBLIGATIONS — 53.0%
U.S. Treasury Bonds
2.000%	08/15/51	105	107,199
2.250%	05/15/41	2,055	2,157,108
3.625%	02/15/44	415	540,278
U.S. Treasury Notes
0.125%	01/31/23	20,900	20,828,156
1.250%	11/30/26	500	499,961
1.500%	11/30/28	660	662,784
2.125%	12/31/22	36,000	36,599,063
3.000%	09/30/25(k)	505	539,719
U.S. Treasury Strips Coupon
0.776%(s)	05/15/30	30	26,284
1.394%(s)	11/15/41	20	13,202
1.450%(s)	08/15/42	10	6,510
1.643%(s)	05/15/29	20	17,893
2.026%(s)	02/15/22(k)	290	289,977
2.205%(s)	05/15/39	10	7,074
2.220%(s)	05/15/43	790	505,168

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2022 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.394%(s)	11/15/43	135	$85,551

TOTAL U.S. TREASURY OBLIGATIONS (cost $63,079,955)			62,885,927

TOTAL LONG-TERM INVESTMENTS (cost $94,180,189)			94,228,349

		Shares
SHORT-TERM INVESTMENTS — 20.8%
AFFILIATED MUTUAL FUNDS
PGIM Core Short-Term Bond Fund(wc)		873,832	8,030,514
PGIM Core Ultra Short Bond Fund(wc)		16,119,506	16,119,506
PGIM Institutional Money Market Fund (cost $454,975; includes $454,930 of cash collateral for securities on loan)(b)(wc)		455,293	454,975

TOTAL SHORT-TERM INVESTMENTS
(cost $24,626,272)			24,604,995

TOTAL INVESTMENTS—100.2% (cost $118,806,461)			118,833,344
Liabilities in excess of other assets(z) — (0.2)%			(201,022)

NET ASSETS — 100.0%			$118,632,322

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $446,046; cash collateral of $454,930 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wc)

PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
104	2 Year U.S. Treasury Notes	Mar. 2022	$22,689,875	$(13,701)
14	10 Year U.S. Treasury Notes	Mar. 2022	1,826,563	8,387

				(5,314)

Short Positions:
27	5 Year U.S. Treasury Notes	Mar. 2022	3,266,367	(4,968)
2	10 Year U.S. Ultra Treasury Notes	Mar. 2022	292,875	(5,245)
29	20 Year U.S. Treasury Bonds	Mar. 2022	4,652,688	1,838
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	591,375	(9,450)

				(17,825)

				$(23,139)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$277,713

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2022 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$301,526	$—
Collateralized Loan Obligations	—	6,405,133	—
Consumer Loans	—	1,207	—
Commercial Mortgage-Backed Securities	—	4,541,655	—
Corporate Bonds	—	15,729,440	—
Residential Mortgage-Backed Security	—	94,799	—
Sovereign Bonds	—	1,238,532	—
U.S. Government Agency Obligations	—	3,030,130	—
U.S. Treasury Obligations	—	62,885,927	—
Short-Term Investments
Affiliated Mutual Funds	24,604,995	—	—

Total	$24,604,995	$94,228,349	$—

Other Financial Instruments*
Assets
Futures Contracts	$10,225	$—	$—

Liabilities
Futures Contracts	$(33,364)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	53.0%
Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	20.8
Collateralized Loan Obligations	5.4
Banks	4.0
Commercial Mortgage-Backed Securities	3.8
U.S. Government Agency Obligations	2.5
Electric	1.3
Sovereign Bonds	1.0
Software	1.0
Computers	0.9
Auto Manufacturers	0.7
Pharmaceuticals	0.6
Telecommunications	0.6
Healthcare-Services	0.5
Agriculture	0.4
Machinery-Construction & Mining	0.4
Chemicals	0.4
Insurance	0.4

Retail	0.4%
Biotechnology	0.3
Miscellaneous Manufacturing	0.3
Oil & Gas	0.3
Automobiles	0.3
Semiconductors	0.2
Apparel	0.2
Transportation	0.2
Gas	0.1
Foods	0.1
Residential Mortgage-Backed Security	0.1
Consumer Loans	0.0 *

100.2
Liabilities in excess of other assets	(0.2)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2022 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$10,225	*	Due from/to broker-variation margin futures	$33,364	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Interest rate contracts	$(12,698)	$904,612

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Interest rate contracts	$(17,592)	$(905,079)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures	Futures
Contracts—	Contracts—
Long	Short
Positions(1)	Positions(1)

$14,073,975	$7,968,922

Interest Rate
Swap
Agreements(1)
$10,211,400

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(LiabiIities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$446,046	$(446,046)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2022 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $446,046:
Unaffiliated investments (cost $94,180,189)	$94,228,349
Affiliated investments (cost $24,626,272)	24,604,995
Interest receivable	180,966
Receivable for Portfolio shares sold	142,980
Receivable for investments sold	30,748
Prepaid expenses	1,152

Total Assets	119,189,190

LIABILITIES
Payable to broker for collateral for securities on loan	454,930
Audit fee payable	52,300
Accrued expenses and other liabilities	18,717
Due to broker-variation margin futures	17,680
Management fee payable	8,842
Distribution fee payable	3,086
Payable for Portfolio shares purchased	521
Affiliated transfer agent fee payable	451
Trustees’ fees payable	341

Total Liabilities	556,868

NET ASSETS	$118,632,322

Net assets were comprised of:
Partners’ Equity	$118,632,322

Net asset value and redemption price per share, $118,632,322 / 7,931,399 outstanding shares of beneficial interest	$14.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$744,322
Affiliated dividend income	55,068
Income from securities lending, net (including affiliated income of $1,437)	1,457

Total income	800,847

EXPENSES
Management fee	332,677
Distribution fee	174,454
Audit fee	54,000
Custodian and accounting fees	38,457
Legal fees and expenses	29,476
Trustees’ fees	10,700
Shareholders’ reports	8,708
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	16,860

Total expenses	672,755
Less: Fee waiver and/or expense reimbursement	(23,786)

Net expenses	648,969

NET INVESTMENT INCOME (LOSS)	151,878

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(949))	175,026
Futures transactions	(12,698)
Swap agreements transactions	904,612

1,066,940

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(23,454))	(1,078,223)
Futures	(17,592)
Swap agreements	(905,079)

(2,000,894)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(933,954)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(782,076)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$151,878	$691,981
Net realized gain (loss) on investment transactions	1,066,940	(1,553,501)
Net change in unrealized appreciation (depreciation) on investments	(2,000,894)	3,068,894

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(782,076)	2,207,374

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [6,037,186 and 819,884 shares, respectively]	90,780,680	12,072,940
Portfolio shares purchased [536,146 and 1,649,964 shares, respectively]	(8,075,524)	(24,450,583)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	82,705,156	(12,377,643)

TOTAL INCREASE (DECREASE)	81,923,080	(10,170,269)
NET ASSETS:
Beginning of year	36,709,242	46,879,511

End of year	$118,632,322	$36,709,242

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2023
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 79.6%
ASSET-BACKED SECURITIES — 10.6%
Automobiles — 1.8%
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-01A, Class A, 144A
3.450%	03/20/23	50	$50,197
CarMax Auto Owner Trust,
Series 2018-04, Class B
3.670%	05/15/24	100	102,660
Ford Credit Auto Owner Trust,
Series 2017-02, Class A, 144A
2.360%	03/15/29	200	202,535
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24	6	5,924

			361,316

Collateralized Loan Obligations — 6.5%
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
0.942%(c)	01/17/28	76	76,306
CIFC Funding Ltd. (Cayman Islands),
Series 2014-02RA, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.174%(c)	04/24/30	250	249,851
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.238%(c)	01/22/31	250	249,934
MidOcean Credit CLO (Cayman Islands),
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.282%(c)	07/20/31	250	249,994
Ocean Trails CLO (Cayman Islands),
Series 2014-05A, Class ARR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.402%(c)	10/13/31	246	245,652
Voya CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.022%(c)	01/18/29	214	214,299

			1,286,036

Consumer Loans — 0.1%
SoFi Consumer Loan Program Trust,
Series 2019-04, Class A, 144A
2.450%	08/25/28	1	1,207
Series 2020-01, Class A, 144A
2.020%	01/25/29	11	11,482

			12,689

Credit Cards — 2.0%
American Express Credit Account Master Trust,
Series 2019-03, Class A
2.000%	04/15/25	200	202,156
BA Credit Card Trust,
Series 2019-A01, Class A1
1.740%	01/15/25	200	201,626

			403,782

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Equipment — 0.0%
MMAF Equipment Finance LLC,
Series 2019-B, Class A2, 144A
2.070%	10/12/22	1	$1,067

Student Loan — 0.2%
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 144A
2.840%	01/25/ 41	36	36,885

TOTAL ASSET-BACKED SECURITIES (cost $2,092,021)			2,101,775

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.7%
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class A3
3.372%	10/10/47	54	55,648
Series 2015-P01, Class A4
3.462%	09/15/48	300	314,200
Commercial Mortgage Trust,
Series 2012-LC04, Class A4
3.288%	12/10/44	25	25,243
Series 2017-COR2, Class A1
2.111%	09/10/50	35	35,073
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A2
1.886%	08/10/49	9	8,896
GS Mortgage Securities Trust,
Series 2015-GC32, Class A3
3.498%	07/10/48	300	314,103
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C28, Class A3
2.912%	10/15/48	218	221,018
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A1
1.969%	09/15/50	31	30,997
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50	44	44,075
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A1
2.139%	11/15/50	66	66,389
Series 2018-C08, Class ASB
3.903%	02/15/51	340	364,358
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class A3
3.058%	05/10/63	18	17,506
Series 2012-C04, Class A5
2.850%	12/10/45	635	639,653
Wells Fargo Commercial Mortgage Trust,
Series 2017-C41, Class A2
2.590%	11/15/50	180	181,536

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,279,862)			2,318,695

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2023 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS — 32.4%
Agriculture — 1.8%
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
1.375%	07/23/23	165	$166,341
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	05/01/23	190	190,883

			357,224

Apparel — 0.8%
VF Corp.,
Sr. Unsec’d. Notes
2.050%	04/23/22	164	164,741

Auto Manufacturers — 1.1%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.850%	01/06/22	220	220,029

Banks — 11.1%
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
1.600%	04/24/25	45	45,338
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.932%(ff)	05/07/25	210	221,033
Citigroup, Inc.,
Sub. Notes
3.875%	03/26/25	95	101,274
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, Series E, SOFR + 0.500% (Cap N/A, Floor 0.000%)
0.550%(c)	11/08/23	160	159,856
Development Bank of Japan, Inc. (Japan),
Sr. Unsec’d. Notes
2.500%	10/18/22	200	203,042
JPMorgan Chase & Co.,
Sub. Notes
3.375%	05/01/23	260	268,324
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.870%(ff)	07/09/25	200	211,417
PNC Bank NA,
Sub. Notes
2.950%	01/30/23	250	255,629
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN
1.950%	01/17/23	200	202,760
State Street Corp.,
Sr. Unsec’d. Notes
2.825%(ff)	03/30/23	130	130,670
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.750%	04/21/22	395	395,970

			2,195,313

Chemicals — 1.3%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
5.125%	04/01/25	70	77,730

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23	155	$161,950
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.150%	10/01/22	15	15,188

			254,868

Computers — 0.5%
Apple, Inc.,
Sr. Unsec’d. Notes
3.000%	02/09/24	95	98,976

Diversified Financial Services — 0.9%
American Express Co.,
Sr. Unsec’d. Notes
0.750%	11/03/23	100	99,798
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	04/02/25	40	41,786
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.300%	03/26/27	40	43,258

			184,842

Electric — 0.3%
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.200%	04/15/25	55	57,866

Healthcare-Services — 2.0%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22	310	314,013
Humana, Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/25	80	87,304

			401,317

Insurance — 2.8%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.250%	06/15/23	63	65,799
4.569%	02/01/29	222	255,627
Principal Financial Group, Inc.,
Gtd. Notes
3.125%	05/15/ 23	150	154,465
3.300%	09/15/22	20	20,373
Swiss Re Treasury US Corp. (Switzerland),
Gtd. Notes, 144A
2.875%	12/06/22	55	56,006

			552,270

Machinery-Diversified — 1.3%
Deere & Co.,
Sr. Unsec’d. Notes
2.750%	04/15/25	200	209,071

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2023 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified (cont’d.)
John Deere Capital Corp.,
Sr. Unsec’d. Notes
2.800%	01/27/23	50	$51,122

			260,193

Media — 0.6%
Fox Corp.,
Sr. Unsec’d. Notes
4.030%	01/25/24	110	116,188

Miscellaneous Manufacturing — 0.1%
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes
0.550%	09/01/23	20	19,846

Oil & Gas — 1.1%
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
1.571%	04/15/23	150	151,718
Phillips 66,
Gtd. Notes
3.700%	04/06/23	65	67,228

			218,946

Oil & Gas Services — 0.1%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
1.231%	12/15/23	30	30,133

Pharmaceuticals — 1.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.600%	11/21/24	160	165,946
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23	51	53,082

			219,028

Pipelines — 1.9%
Enbridge, Inc. (Canada),
Gtd. Notes
0.550%	10/04/23	65	64,576
Enterprise Products Operating LLC,
Gtd. Notes
3.350%	03/15/23	300	307,245

			371,821

Retail — 1.0%
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.300%	07/01/25	90	95,521
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
0.950%	11/17/23	100	99,915

			195,436

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors — 0.6%
Broadcom, Inc.,
Gtd. Notes
4.700%	04/15/25	105	$114,829

Software — 0.4%
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	04/01/25	75	76,822

Telecommunications — 1.6%
AT&T,Inc.,
Sr. Unsec’d. Notes
3.000%	06/30/22	50	50,405
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
3.500%	04/15/25	125	132,466
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.450%	03/20/26	140	139,353

			322,224

TOTAL CORPORATE BONDS (cost $6,250,605)			6,432,912

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.3%
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	61	63,199

(cost $61,433)
SOVEREIGN BONDS — 2.1%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27(a)	200	214,852
Kuntarahoitus OYJ (Finland),
Local Gov’t. Gtd. Notes, EMTN
2.375%	03/15/22	200	200,812

TOTAL SOVEREIGN BONDS (cost $399,463)			415,664

U.S. GOVERNMENT AGENCY OBLIGATION — 0.3%
Federal National Mortgage Assoc.
2.375%	01/19/23	70	71,429

(cost $69,890)
U.S. TREASURY OBLIGATIONS — 22.2%
U.S. Treasury Bonds
1.375%	11/15/40	15	13,659
2.000%	11/15/41	50	50,555
2.250%	05/15/41	330	346,397
2.500%	02/15/46	40	44,213
3.625%	08/15/43	25	32,442
3.625%	02/15/44	710	924,331
U.S. Treasury Notes
0.125%	03/31/23	290	288,584
0.125%	04/30/23(k)	955	949,703
0.125%	06/30/23	740	734,941
2.875%	05/15/28(k)	485	528,536
U.S. Treasury Strips Coupon
0.775%(s)	05/15/30	25	21,903
0.964%(s)	08/15/30	175	152,776

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2023 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
1.643%(s)	05/15/29	25	$22,366
1.775%(s)	02/15/40	50	34,664
2.334%(s)	11/15/42	25	16,203
2.336%(s)	11/15/40	100	67,938
2.375%(s)	11/15/41	140	92,417
2.397%(s)	05/15/42	20	13,089
2.456%(s)	08/15/44	40	24,970
2.456%(s)	05/15/44	25	15,705
2.484%(s)	02/15/45	40	24,664

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,544,476)			4,400,056

TOTAL LONG-TERM INVESTMENTS (cost $15,697,750)			15,803,730

	Shares
SHORT-TERM INVESTMENTS — 21.0%
AFFILIATED MUTUAL FUNDS
PGIM Core Short-Term Bond Fund(wc)	218,029	2,003,689
PGIM Core Ultra Short Bond Fund(wc)	2,050,277	2,050,277
PGIM Institutional Money Market Fund (cost $110,258; includes $110,250 of cash collateral for securities on loan)(b)(wc)	110,336	110,258

TOTAL SHORT-TERM INVESTMENTS (cost $4,170,751)		4,164,224

TOTAL INVESTMENTS—100.6% (cost $19,868,501)		19,967,954
Liabilities in excess of other assets(z) — (0.6)%		(113,439)

NET ASSETS — 100.0%		$19,854,515

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $108,102; cash collateral of $110,250 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wc)

PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
46	2 Year U.S. Treasury Notes	Mar. 2022	$10,035,906	$(8,385)
15	5 Year U.S. Treasury Notes	Mar. 2022	1,814,648	7,621
7	10 Year U.S. Treasury Notes	Mar. 2022	913,281	7,802

				7,038

Short Positions:
9	10 Year U.S. Ultra Treasury Notes	Mar. 2022	1,317,938	(22,527)
10	20 Year U.S. Treasury Bonds	Mar. 2022	1,604,375	(7,365)
4	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	788,500	(10,006)

				(39,898)

				$(32,860)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2023 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$—	$337,647

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$361,316	$—
Collateralized Loan Obligations	—	1,286,036	—
Consumer Loans	—	12,689	—
Credit Cards	—	403,782	—
Equipment	—	1,067	—
Student Loan	—	36,885	—
Commercial Mortgage-Backed Securities	—	2,318,695	—
Corporate Bonds	—	6,432,912	—
Residential Mortgage-Backed Security	—	63,199	—
Sovereign Bonds	—	415,664	—
U.S. Government Agency Obligation	—	71,429	—
U.S. Treasury Obligations	—	4,400,056	—
Short-Term Investments
Affiliated Mutual Funds	4,164,224	—	—

Total	$4,164,224	$15,803,730	$—

Other Financial Instruments*
Assets
Futures Contracts	$15,423	$—	$—

Liabilities
Futures Contracts	$(48,283)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	22.2%
Affiliated Mutual Funds (0.6% represents investments purchased with collateral from securities on loan)	21.0
Commercial Mortgage-Backed Securities	11.7
Banks	11.1
Collateralized Loan Obligations	6.5
Insurance	2.8
Sovereign Bonds	2.1
Credit Cards	2.0
Healthcare-Services	2.0
Pipelines	1.9
Automobiles	1.8

Agriculture	1.8%
Telecommunications	1.6
Machinery-Diversified	1.3
Chemicals	1.3
Auto Manufacturers	1.1
Pharmaceuticals	1.1
Oil & Gas	1.1
Retail	1.0
Diversified Financial Services	0.9
Apparel	0.8
Media	0.6
Semiconductors	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2023 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification (continued):

Computers	0.5%
Software	0.4
U.S. Government Agency Obligation	0.3
Residential Mortgage-Backed Security	0.3
Electric	0.3
Student Loan	0.2
Oil & Gas Services	0.1
Miscellaneous Manufacturing	0.1

Consumer Loans	0.1%
Equipment	0.0 *

100.6
Liabilities in excess of other assets	(0.6)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$15,423	*	Due from/to broker-variation margin futures	$48,283	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$84,175	$394,432

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(54,481)	$(472,302)

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2023 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$8,253,375	$7,180,978

Interest Rate Swap Agreements(1)
$6,732,000

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$108,102	$(108,102)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2023 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $108,102:
Unaffiliated investments (cost $15,697,750)	$15,803,730
Affiliated investments (cost $4,170,751)	4,164,224
Dividends and interest receivable	75,579
Due from Manager	2,889
Prepaid expenses	941

Total Assets	20,047,363

LIABILITIES
Payable to broker for collateral for securities on loan	110,250
Audit fee payable	52,300
Accrued expenses and other liabilities	17,512
Due to broker-variation margin futures	10,617
Payable for Portfolio shares purchased	859
Distribution fee payable	558
Affiliated transfer agent fee payable	451
Trustees’ fees payable	301

Total Liabilities	192,848

NET ASSETS	$19,854,515

Net assets were comprised of:	$19,854,515

Partners’ Equity
Net asset value and redemption price per share, $19,854,515 / 1,562,642 outstanding shares of beneficial interest	$12.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income(net of $383 foreign withholding tax, all of which is reimbursable by an affiliate)	$440,567
Affiliated dividend income	11,703
Income from securities lending, net (including affiliated income of $57)	58

Total income	452,328

EXPENSES
Management fee	101,900
Distribution fee	53,436
Audit fee	54,000
Custodian and accounting fees	34,122
Legal fees and expenses	29,197
Trustees’ fees	9,640
Shareholders’ reports	8,739
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	16,545

Total expenses	315,002
Less: Fee waiver and/or expense reimbursement	(116,219)

Net expenses	198,783

NET INVESTMENT INCOME (LOSS)	253,545

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(42))	104,341
Futures transactions	84,175
Swap agreements transactions	394,432

582,948

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(6,527))	(670,968)
Futures	(54,481)
Swap agreements	(472,302)

(1,197,751)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(614,803)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(361,258)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$253,545	$411,124
Net realized gain (loss) on investment transactions	582,948	1,557,503
Net change in unrealized appreciation (depreciation) on investments	(1,197,751)	(8,182)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(361,258)	1,960,445

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [162,802 and 1,003,015 shares, respectively]	2,087,746	12,561,889
Portfolio shares purchased [435,558 and 1,581,351 shares, respectively]	(5,595,197)	(20,021,274)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(3,507,451)	(7,459,385)

TOTAL INCREASE (DECREASE)	(3,868,709)	(5,498,940)
NET ASSETS:
Beginning of year	23,723,224	29,222,164

End of year	$19,854,515	$23,723,224

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2024
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 90.5%
ASSET-BACKED SECURITIES — 6.0%
Collateralized Loan Obligation — 6.0%
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)
1.414%(c)	04/15/30	244	$242,870

Equipment — 0.0%
MMAF Equipment Finance LLC,
Series 2019-B, Class A2, 144A
2.070%	10/12/22	1	1,067

TOTAL ASSET-BACKED SECURITIES (cost $245,390)			243,937

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.2%
CD Mortgage Trust,
Series 2017-CD05, Class A1
2.028%	08/15/50	59	58,807
Citigroup Commercial Mortgage Trust,
Series 2015-P01, Class A4
3.462%	09/15/48	100	104,733
Series 2016-C02, Class A1
1.499%	08/10/49	26	25,597
GS Mortgage Securities Trust,
Series 2015-GC32, Class A3
3.498%	07/10/48	100	104,701
Series 2017-GS07, Class A1
1.950%	08/10/50	41	40,628

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $324,128)			334,466

CORPORATE BONDS — 18.9%
Auto Manufacturers — 1.9%
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	01/05/23	75	76,640

Banks — 3.8%
Bank of America Corp.,
Sub. Notes, MTN
4.000%	01/22/25	65	69,509
Citigroup, Inc.,
Sub. Notes
3.875%	03/26/25	45	47,972
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.509%(ff)	01/23/29	35	37,535

			155,016

Biotechnology — 1.6%
Baxalta, Inc.,
Gtd. Notes
4.000%	06/23/25	60	64,635

Chemicals — 1.8%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
5.125%	04/01/25	65	72,178

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 2.0%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
4.050%	04/15/25	75	$81,227

Healthcare-Services — 2.0%
Humana,Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/25	75	81,847

Insurance — 1.3%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29	46	52,968

Media — 1.1%
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24	44	45,855

Oil & Gas — 1.2%
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.250%	04/15/27	45	49,107

Pharmaceuticals — 1.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.450%	03/15/22	50	50,057

Real Estate Investment Trusts (REITs) — 1.0%
Digital Realty Trust LP,
Gtd. Notes
3.600%	07/01/29	40	43,458

TOTAL CORPORATE BONDS (cost $727,239)			772,988

SOVEREIGN BOND — 5.3%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27	200	214,852

(cost $199,262)

U.S. TREASURY OBLIGATIONS — 52.1%
U.S. Treasury Bonds
2.250%	05/15/41	25	26,242
3.625%	02/15/44(k)	265	344,997
U.S. Treasury Notes
1.000%	12/15/24	1,725	1,726,887
1.375%	11/15/31	30	29,625

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,158,943)			2,127,751

TOTAL LONG-TERM INVESTMENTS (cost $3,654,962)			3,693,994

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2024 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
SHORT-TERM INVESTMENT — 7.4%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $300,697)(wa)	300,697	$300,697

TOTAL INVESTMENTS—97.9% (cost $3,955,659)		3,994,691
Other assets in excess of liabilities(z) — 2.1%		84,552

NET ASSETS —100.0%		$4,079,243

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions:
4	2 Year U.S. Treasury Notes	Mar. 2022	$872,687	$(835)
10	5 Year U.S. Treasury Notes	Mar. 2022	1,209,766	4,753
2	10 Year U.S. Ultra Treasury Notes	Mar. 2022	292,875	1,841

				5,759

Short Positions:
6	10 Year U.S. Treasury Notes	Mar. 2022	782,813	(6,373)
2	20 Year U.S. Treasury Bonds	Mar. 2022	320,875	(2,823)
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	197,125	(3,142)

				(12,338)

				$(6,579)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$123,700	$259,073

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2024 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligation	$—	$242,870	$—
Equipment	—	1,067	—
Commercial Mortgage-Backed Securities	—	334,466	—
Corporate Bonds	—	772,988	—
Sovereign Bond	—	214,852	—
U.S. Treasury Obligations	—	2,127,751	—
Short-Term Investment
Affiliated Mutual Fund	300,697	—	—

Total	$300,697	$3,693,994	$—

Other Financial Instruments*
Assets
Futures Contracts	$6,594	$—	$—

Liabilities
Futures Contracts	$(13,173)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	52.1%
Commercial Mortgage-Backed Securities	8.2
Affiliated Mutual Fund	7.4
Collateralized Loan Obligation	6.0
Sovereign Bond	5.3
Banks	3.8
Healthcare-Services	2.0
Electric	2.0
Auto Manufacturers	1.9
Chemicals	1.8
Biotechnology	1.6
Insurance	1.3

Pharmaceuticals	1.2%
Oil & Gas	1.2
Media	1.1
Real Estate Investment Trusts (REITs)	1.0
Equipment	0.0 *

97.9
Other assets in excess of liabilities	2.1

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$6,594	*	Due from/to broker-variation margin futures	$13,173	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2024 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(5,436)	$270,108

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$7,875	$(311,042)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$2,508,664	$3,899,755

Interest Rate Swap Agreements(1)
$3,238,000

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2024 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2021

ASSETS
Investments at value:
Unaffiliated investments (cost $3,654,962)	$3,693,994
Affiliated investments (cost $300,697)	300,697
Deposit with broker for centrally cleared/exchange-traded derivatives	123,700
Interest receivable	30,644
Due from Manager	9,992
Prepaid expenses	1,214

Total Assets	4,160,241

LIABILITIES
Audit fee payable	52,300
Payable for investments purchased	9,920
Custodian and accounting fees payable	8,886
Accrued expenses and other liabilities	7,180
Due to broker-variation margin futures	1,641
Affiliated transfer agent fee payable	451
Trustees’ fees payable	300
Payable for Portfolio shares purchased.	206
Distribution fee payable	114

Total Liabilities	80,998

NET ASSETS	$4,079,243

Net assets were comprised of: Partners’ Equity	$4,079,243

Net asset value and redemption price per share, $4,079,243 / 329,574 outstanding shares of beneficial interest	$12.38

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$127,336
Affiliated dividend income	376
Income from securities lending, net (including affiliated income of $64)	68

Total income	127,780

EXPENSES
Management fee	19,488
Distribution fee	10,220
Audit fee	54,000
Custodian and accounting fees	35,555
Legal fees and expenses	29,183
Trustees’ fees	9,600
Shareholders’ reports	8,096
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Pricing fees	3,789
Miscellaneous	15,868

Total expenses	193,222
Less: Fee waiver and/or expense reimbursement	(155,204)

Net expenses	38,018

NET INVESTMENT INCOME (LOSS)	89,762

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(21))	259,154
Futures transactions	(5,436)
Swap agreements transactions	270,108

523,826

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $21)	(405,426)
Futures	7,875
Swap agreements	(311,042)

(708,593)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(184,767)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(95,005)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$89,762	$379,978
Net realized gain (loss) on investment transactions	523,826	2,829,979
Net change in unrealized appreciation (depreciation) on investments	(708,593)	(1,008,065)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(95,005)	2,201,892

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [201,396 and 3,916,202 shares, respectively]	2,503,951	47,825,679
Portfolio shares purchased [572,179 and 5,174,882 shares, respectively]	(7,209,068)	(64,000,918)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(4,705,117)	(16,175,239)

TOTAL INCREASE (DECREASE)	(4,800,122)	(13,973,347)
NET ASSETS:
Beginning of year	8,879,365	22,852,712

End of year	$4,079,243	$8,879,365

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2025
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 97.8%
ASSET-BACKED SECURITIES — 41.3%
Collateralized Loan Obligations
Carlyle CLO Ltd. (Cayman Islands),
Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.162%(c)	04/30/31	250	$249,823
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.104%(c)	04/24/31	250	249,861
OZLM Ltd. (Cayman Islands),
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.182%(c)	04/20/31	250	250,014
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.362%(c)	01/17/30	248	247,973

TOTAL ASSET-BACKED SECURITIES (cost $997,873)			997,671

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.7%
CD Mortgage Trust,
Series 2017-CD05, Class A1
2.028%	08/15/50	37	36,648
Citigroup Commercial Mortgage Trust,
Series 2016-C02, Class A1
1.499%	08/10/49	15	15,446
Commercial Mortgage Trust,
Series 2014-CR19, Class A4
3.532%	08/10/47	78	81,219
GS Mortgage Securities Trust,
Series 2014-GC20, Class A4
3.721%	04/10/47	7	7,737
Series 2014-GC22, Class A3
3.516%	06/ 10/47	18	18,410
Series 2017-GS07, Class A1
1.950%	08/10/50	24	24,377
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4
3.363%	07/15/45	19	19,160
Series 2014-C19, Class A3
3.669%	04/15/47	30	29,824

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $229,057)			232,821

CORPORATE BONDS — 20.0%
Agriculture — 0.9%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
4.700%	04/02/27	20	22,039

Banks — 3.9%
Bank of America Corp.,
Sub. Notes, MTN
4.000%	01/22/25	30	32,081

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	15	$15,252
Goldman Sachs Group, Inc. (The),
Sub. Notes
4.250%	10/21/25	30	32,734
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	10	10,222
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(oo)	5	5,029

			95,318

Chemicals — 1.4%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
5.125%	04/01/25	30	33,313

Commercial Services — 1.6%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25	35	37,671

Electric — 3.5%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
4.050%	04/15/25	40	43,321
Evergy, Inc.,
Sr. Unsec’d. Notes
2.450%	09/15/24	40	41,012

			84,333

Insurance — 0.4%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29	9	10,363

Pharmaceuticals — 2.9%
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27	35	37,662
CVS Health Corp.,
Sr. Unsec’d. Notes
3.875%	07/20/25	30	32,268

			69,930

Pipelines — 2.7%
ONEOK Partners LP,
Gtd. Notes
4.900%	03/15/25	30	32,727
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25	30	32,415

			65,142

Telecommunications — 2.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29	20	22,503

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2025 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
3.500%	04/15/25	40	$42,389

			64,892

TOTAL CORPORATE BONDS (cost $452,524)			483,001

RESIDENTIAL MORTGAGE-BACKED SECURITY — 5.2%
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	121	126,398

(cost $122,865)
U.S. TREASURY OBLIGATIONS — 21.6%
U.S. Treasury Bonds
2.250%	05/15/41(k)	70	73,478
3.625%	02/15/44	25	32,547
U.S. Treasury Notes
2.125%	05/15/25(k)	400	414,156
U.S. Treasury Strips Coupon
2.395%(s)	11/15/43	2	1,268

TOTAL U.S. TREASURY OBLIGATIONS (cost $505,728)			521,449

TOTAL LONG-TERM INVESTMENTS (cost $2,308,047)			2,361,340

	Shares	Value
SHORT-TERM INVESTMENT — 6.8%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $164,109)(wb)	164,109	$164,109

TOTAL INVESTMENTS—104.6% (cost $2,472,156)		2,525,449
Liabilities in excess of other assets(z) — (4.6)%		(110,384)

NET ASSETS — 100.0%		$2,415,065

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
13	5 Year U.S. Treasury Notes	Mar. 2022	$1,572,695	$6,600

Short Position:
1	20 Year U.S. Treasury Bonds	Mar. 2022	160,438	(2,634)

				$3,966

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$325,727

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2025 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$997,671	$—
Commercial Mortgage-Backed Securities	—	232,821	—
Corporate Bonds	—	483,001	—
Residential Mortgage-Backed Security	—	126,398	—
U.S. Treasury Obligations	—	521,449	—
Short-Term Investment
Affiliated Mutual Fund	164,109	—	—

Total	$164,109	$2,361,340	$—

Other Financial Instruments*
Assets
Futures Contracts	$6,600	$—	$—

Liabilities
Futures Contracts	$(2,634)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Collateralized Loan Obligations	41.3%
U.S. Treasury Obligations	21.6
Commercial Mortgage-Backed Securities	9.7
Affiliated Mutual Fund	6.8
Residential Mortgage-Backed Security	5.2
Banks	3.9
Electric	3.5
Pharmaceuticals	2.9
Pipelines	2.7

Telecommunications	2.7%
Commercial Services	1.6
Chemicals	1.4
Agriculture	0.9
Insurance	0.4

104.6
Liabilities in excess of other assets	(4.6)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$6,600	*	Due from/to broker-variation margin futures	$2,634	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2025 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(41,218)	$25,742

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$20,608	$(106,975)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$1,701,605	$2,867,074

Interest Rate Swap Agreements(1)
$3,071,000

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2025 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value:
Unaffiliated investments (cost $2,308,047)	$2,361,340
Affiliated investments (cost $164,109)	164,109
Cash	803
Receivable for investments sold	13,035
Interest receivable	10,213
Due from Manager	5,644
Due from broker-variation margin futures	352
Prepaid expenses	1,397

Total Assets	2,556,893

LIABILITIES
Payable for investments purchased	72,613
Audit fee payable	52,300
Custodian and accounting fees payable	8,980
Accrued expenses and other liabilities	6,980
Affiliated transfer agent fee payable	451
Trustees’ fees payable	301
Payable for Portfolio shares purchased	137
Distribution fee payable	66

Total Liabilities	141,828

NET ASSETS	$2,415,065

Net assets were comprised of:
Partners’ Equity	$2,415,065

Net asset value and redemption price per share, $2,415,065 / 168,933 outstanding shares of beneficial interest	$14.30

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$117,587
Affiliated dividend income	268

Total income	117,855

EXPENSES
Management fee	18,012
Distribution fee	9,446
Audit fee	54,000
Custodian and accounting fees	35,724
Legal fees and expenses	29,182
Commitment fee on syndicated credit agreement	11,049
Trustees’ fees	9,600
Shareholders’ reports	8,409
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Pricing fees	3,805
Miscellaneous	7,678

Total expenses	194,328
Less: Fee waiver and/or expense reimbursement	(159,190)

Net expenses	35,138

NET INVESTMENT INCOME (LOSS)	82,717

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	317,119
Futures transactions	(41,218)
Swap agreements transactions	25,742

301,643

Net change in unrealized appreciation (depreciation) on:
Investments	(429,909)
Futures	20,608
Swap agreements	(106,975)

(516,276)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(214,633)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(131,916)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$82,717	$516,597
Net realized gain (loss) on investment transactions	301,643	5,922,652
Net change in unrealized appreciation (depreciation) on investments	(516,276)	(2,825,449)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(131,916)	3,613,800

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [125,460 and 4,390,039 shares, respectively]	1,812,567	61,610,962
Portfolio shares purchased [580,563 and 6,416,479 shares, respectively]	(8,452,762)	(91,065,835)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(6,640,195)	(29,454,873)

TOTAL INCREASE (DECREASE)	(6,772,111)	(25,841,073)
NET ASSETS:
Beginning of year	9,187,176	35,028,249

End of year	$2,415,065	$9,187,176

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2026
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 91.4%
ASSET-BACKED SECURITIES — 30.8%
Automobiles — 4.1%
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-01A, Class A, 144A
3.450%	03/20/23	200	$200,786
CarMax Auto Owner Trust,
Series 2018-04, Class B
3.670%	05/15/24	900	923,941
GLS Auto Receivables Issuer Trust,
Series 2021-04A, Class A, 144A
0.840%	07/15/25	100	99,979
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24	27	26,659

			1,251,365

Collateralized Loan Obligations — 22.3%
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
1.084%(c)	04/23/31	1,000	998,499
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
0.942%(c)	01/17/28	229	228,917
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
1.092%(c)	04/17/31	748	747,106
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.238%(c)	01/22/31	250	249,934
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.205%(c)	04/26/31	1,500	1,499,589
Palmer Square CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.222%(c)	07/16/31	250	250,005
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 1.260%)
1.384%(c)	01/15/32	500	500,042
Voya CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AAR2, 144A, 3 Month LIBOR + 0.990% (Cap N/A, Floor 0.000%)
1.112%(c)	04/18/31	744	743,809
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.272%(c)	01/17/31	500	500,025
Zais CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.074%(c)	04/15/29	991	989,901

			6,707,827

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Credit Cards — 4.4%
American Express Credit Account Master Trust,
Series 2019-03, Class A
2.000%	04/15/25	600	$606,468
BA Credit Card Trust,
Series 2019-A01, Class A1
1.740%	01/15/25	700	705,690

			1,312,158

Equipment — 0.0%
MMAF Equipment Finance LLC,
Series 2019-B, Class A2, 144A
2.070%	10/12/22	3	3,202

TOTAL ASSET-BACKED SECURITIES (cost $9,236,944)			9,274,552

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.8%
Commercial Mortgage Trust,
Series 2015-CR22, Class A3
3.207%	03/10/48	100	99,965
Series 2015-LC21, Class A3
3.445%	07/10/48	594	617,304
FHLMC Multifamily Structured Pass-Through Certificates,
Series K736, Class X1, lO
1.311%(cc)	07/25/26	23,671	1,148,291
GS Mortgage Securities Trust,
Series 2015-GC32, Class A3
3.498%	07/10/48	600	628,206
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.669%	04/15/47	20	19,883
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50	126	125,927
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class A3
3.451%	07/15/50	778	808,990
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class A2
3.261%	05/15/48	600	605,315
Wells Fargo Commercial Mortgage Trust,
Series 2015-C29, Class A3
3.368%	06/15/48	395	415,113
Series 2015-LC20, Class A3
3.086%	04/15/50	100	100,011
Series 2017-C41, Class A2
2.590%	11/15/50	1,100	1,109,385

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,522,026)			5,678,390

CORPORATE BONDS — 23.3%
Agriculture — 0.9%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
4.700%	04/02/27	250	275,483

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2026 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks — 5.2%
Bank of America Corp.,
Sub. Notes, MTN
4.450%	03/03/26	280	$308,541
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.400%	05/01/26	150	160,882
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.750%	05/22/25	170	181,464
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(oo)	105	105,603
Sub. Notes
4.250%	10/01/27	250	279,995
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.870%(ff)	07/09/25	330	348,837
Morgan Stanley,
Sub. Notes, GMTN
4.350%	09/08/26	160	177,220

			1,562,542

Diversified Financial Services — 2.0%
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	04/02/25	125	130,582
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A, MTN
3.125%	09/25/23	250	260,045
Visa, Inc.,
Sr. Unsec’d. Notes
1.900%	04/15/27	85	86,388
Western Union Co. (The),
Sr. Unsec’d. Notes
1.350%	03/15/26	150	147,258

			624,273

Electric — 4.1%
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series Z
2.400%	09/01/26	240	247,563
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26	60	62,621
Duke Energy Carolinas LLC,
First Ref. Mortgage
2.950%	12/01/26	230	243,706
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26	150	155,691
PacifiCorp,
First Mortgage
3.350%	07/01/25	160	168,861
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series B
2.950%	11/15/26	335	353,577

			1,232,019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 2.8%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.464%	07/23/22	455	$461,979
Fox Corp.,
Sr. Unsec’d. Notes
3.050%	04/07/25	360	377,592

			839,571

Pharmaceuticals — 4.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25	700	743,909
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24	13	13,827
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.750%	09/15/25	160	171,642
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	375	397,895

			1,327,273

Software — 0.2%
Oracle Corp.,
Sr. Unsec’d. Notes
2.950%	05/15/25	50	51,893

Telecommunications — 3.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29	190	213,778
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
1.162%	04/03/26	205	200,876
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
3.500%	04/15/25	410	434,489
Verizon Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.355%	03/15/32	283	279,121

			1,128,264

TOTAL CORPORATE BONDS (cost $6,701,768)			7,041,318

SOVEREIGN BONDS — 3.8%
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23	200	204,227
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22	220	222,205
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.250%	05/18/22(a)	500	503,636

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2026 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24	200	$204,925

TOTAL SOVEREIGN BONDS (cost $1,119,186)			1,134,993

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.7%
Federal Home Loan Bank
0.375%	09/04/25	500	485,919
Federal Home Loan Mortgage Corp.
0.375%	04/20/23	500	499,008
Federal National Mortgage Assoc.
2.125%	04/24/26	1,000	1,037,288

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,998,061)			2,022,215

U.S. TREASURY OBLIGATIONS — 8.0%
U.S. Treasury Bonds
3.625%	02/15/44(k)	575	748,578
U.S. Treasury Notes
0.250%	09/30/23	50	49,649
1.125%	10/31/26	1,238	1,230,061
1.250%	11/30/26	355	354,972
U.S. Treasury Strips Coupon
2.365%(s)	05/15/44(k)	30	18,846

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,460,634)			2,402,106

TOTAL LONG-TERM INVESTMENTS (cost $27,038,619)			27,553,574

		Shares
SHORT-TERM INVESTMENTS — 9.9%
AFFILIATED MUTUAL FUNDS
PGIM Core Short-Term Bond Fund(wc)		265,318	2,438,272
PGIM Core Ultra Short Bond Fund(wc)		47,993	47,993
PGIM Institutional Money Market Fund (cost $490,400; includes $490,356 of cash collateral for securities on loan)(b)(wc)		490,743	490,400

TOTAL SHORT-TERM INVESTMENTS (cost $2,968,685)			2,976,665

TOTAL INVESTMENTS—101.3% (cost $30,007,304)			30,530,239
Liabilities in excess of other assets(z) — (1.3)%			(390,982)

NET ASSETS — 100.0%			$30,139,257

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $479,789; cash collateral of $490,356 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(oo)	Perpetual security. Maturity date represents next call date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(wc)

PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2026 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
172	5 Year U.S. Treasury Notes	Mar. 2022	$20,807,968	$64,082
11	10 Year U.S. Treasury Notes	Mar. 2022	1,435,156	14,005
15	10 Year U.S. Ultra Treasury Notes	Mar. 2022	2,196,563	15,654

				93,741

Short Positions:
35	2 Year U.S. Treasury Notes	Mar. 2022	7,636,016	7,926
6	20 Year U.S. Treasury Bonds	Mar. 2022	962,625	(6,542)
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	197,125	(3,142)

				(1,758)

				$91,983

Inflation swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
260	01/13/26	2.152%(T)	U.S. CPI Urban Consumers NSA lndex(2)(T)	$—	$(21,513)	$(21,513)
650	02/02/26	2.295%(T)	U.S. CPI Urban Consumers NSA lndex(2)(T)	(1,427)	(48,820)	(47,393)
390	02/18/26	2.370%(T)	U.S. CPI Urban Consumers NSA lndex(2)(T)	—	(27,424)	(27,424)

				$(1,427)	$(97,757)	$(96,330)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$763,518

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$1,251,365	$—
Collateralized Loan Obligations	—	6,707,827	—
Credit Cards	—	1,312,158	—
Equipment	—	3,202	—
Commercial Mortgage-Backed Securities	—	5,678,390	—

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2026 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds	$—	$7,041,318	$—
Sovereign Bonds	—	1,134,993	—
U.S. Government Agency Obligations	—	2,022,215	—
U.S. Treasury Obligations	—	2,402,106	—
Short-Term Investments
Affiliated Mutual Funds	2,976,665	—	—

Total	$2,976,665	$27,553,574	$—

Other Financial Instruments*
Assets
Futures Contracts	$101,667	$—	$—

Liabilities
Futures Contracts	$(9,684)	$—	$—
Centrally Cleared Inflation Swap Agreements	—	(96,330)	—

Total	$(9,684)	$(96,330)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Collateralized Loan Obligations	22.3%
Commercial Mortgage-Backed Securities	18.8
Affiliated Mutual Funds (1.6% represents investments purchased with collateral from securities on loan)	9.9
U.S. Treasury Obligations	8.0
U.S. Government Agency Obligations	6.7
Banks	5.2
Pharmaceuticals	4.4
Credit Cards	4.4
Automobiles	4.1
Electric	4.1
Sovereign Bonds	3.8

Telecommunications	3.7%
Media	2.8
Diversified Financial Services	2.0
Agriculture	0.9
Software	0.2
Equipment	0.0 *

101.3
Liabilities in excess of other assets	(1.3)

100.0%

*	Less than+/-0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$101,667	*	Due from/to broker-variation margin futures	$9,684	*
Interest rate contracts	—	—		Due from/to broker-variation margin swaps	96,330	*

		$101,667			$106,014

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2026 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(410,080)	$1,760,477

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$92,312	$(2,640,274)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$21,130,520	$18,908,611

Inflation Swap Agreements(1)	Interest Rate Swap Agreements(1)
$1,118,000	$15,667,000

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$479,789	$(479,789)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2026 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES	STATEMENT OF OPERATIONS

as of December 31, 2021	Year Ended December 31, 2021

ASSETS
Investments at value, including securities on loan of $479,789:
Unaffiliated investments (cost $27,038,619)	$27,553,574
Affiliated investments (cost $2,968,685)	2,976,665
Cash	19,625
Dividends and interest receivable	138,821
Due from broker-variation margin futures	10,187
Due from Manager	1,632
Due from broker-variation margin swaps	1,117
Prepaid expenses	2,249

Total Assets	30,703,870

LIABILITIES
Payable to broker for collateral for securities on loan	490,356
Audit fee payable	52,300
Accrued expenses and other liabilities	18,025
Payable for Portfolio shares purchased	2,569
Distribution fee payable	611
Affiliated transfer agent fee payable	451
Trustees’ fees payable	301

Total Liabilities	564,613

NET ASSETS	$30,139,257

Net assets were comprised of:
Partners’ Equity	$30,139,257

Net asset value and redemption price per share, $30,139,257 / 2,458,372 outstanding shares of beneficial interest	$12.26

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$ 820,671
Affiliated dividend income	24,162
Income from securities lending, net (including affiliated income of $679)	859

Total income	845,692

EXPENSES
Management fee	184,773
Distribution fee	96,895
Audit fee	54,000
Custodian and accounting fees	38,337
Legal fees and expenses	29,222
Trustees’ fees	9,700
Shareholders’ reports	8,634
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,422
Miscellaneous	29,430

Total expenses	458,413
Less: Fee waiver and/or expense reimbursement	(97,965)

Net expenses	360,448

NET INVESTMENT INCOME (LOSS)	485,244

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $11,720)	524,691
Futures transactions	(410,080)
Swap agreements transactions	1,760,477

1,875,088

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(18,242))	(1,461,176)
Futures	92,312
Swap agreements	(2,640,274)

(4,009,138)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(2,134,050)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,648,806)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$485,244	$1,373,938
Net realized gain (loss) on investment transactions	1,875,088	5,889,828
Net change in unrealized appreciation (depreciation) on investments	(4,009,138)	3,810,241

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,648,806)	11,074,007

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [366,335 and 4,615,681 shares, respectively]	4,546,918	56,936,740
Portfolio shares purchased [2,000,959 and 12,168,439 shares, respectively]	(24,952,500)	(149,941,125)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(20,405,582)	(93,004,385)

TOTAL INCREASE (DECREASE)	(22,054,388)	(81,930,378)
NET ASSETS:
Beginning of year	52,193,645	134,124,023

End of year	$30,139,257	$52,193,645

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2027
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 87.6%
ASSET-BACKED SECURITIES — 23.5%
Automobiles — 6.5%
AmeriCredit Automobile Receivables Trust,
Series 2020-03, Class C
1.060%	08/18/26	100	$99,748
Avis Budget Rental Car Funding AESOP LLC,
Series 2021-02A, Class A, 144A
1.660%	02/20/28	100	99,090
CarMax Auto Owner Trust,
Series 2018-04, Class B
3.670%	05/15/24	1,000	1,026,601
Series 2021-01, Class C
0.940%	12/15/26	100	98,205
Enterprise Fleet Funding LLC,
Series 2021-01,Class A2, 144A
0.440%	12/21/26	94	93,365
Ford Credit Auto Owner Trust,
Series 2021-02, Class A, 144A
1.530%	05/15/34	200	198,782
Series 2021-A, Class C
0.830%	08/15/28	100	97,739
GLS Auto Receivables Issuer Trust,
Series 2021-04A, Class A, 144A
0.840%	07/15/25	100	99,979
GM Financial Consumer Automobile Receivables Trust,
Series 2021-01, Class C
1.040%	05/17/27	100	98,589
Hertz Vehicle Financing Ill LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	100	98,499
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	100	99,013
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24	30	29,622
Series 2019-01A, Class A, 144A
3.630%	09/14/27	200	211,018
Series 2021-01A, Class A, 144A
0.870%	07/14/28	300	296,126
Santander Consumer Auto Receivables Trust,
Series 2021-AA, Class C, 144A
1.030%	11/16/26	100	98,002
Santander Drive Auto Receivables Trust,
Series 2020-04, Class C
1.010%	01/15/26	100	100,133
Series 2021-01, Class C
0.750%	02/17/26	100	99,899
Series 2021-02, Class C
0.900%	06/15/26	100	99,701
Series 2021-03, Class C
0.950%	09/15/27	100	99,036

			3,143,147

Collateralized Loan Obligations — 14.8%
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.220%(c)	01/20/32	250	250,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR2, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.104%(c)	10/15/28	521	$520,320
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-05A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.252%(c)	07/20/34	500	499,999
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	07/20/34	250	250,000
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.278%(c)	01/22/31	250	249,999
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.134%(c)	04/15/31	500	499,722
Madison Park Funding Ltd. (Cayman Islands),
Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.385%(c)	01/18/34	250	250,000
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1A4, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.290%(c)	05/21/34	250	249,863
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.132%(c)	10/20/31	1,000	999,382
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.292%(c)	10/20/31	500	499,846
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.412%(c)	01/20/32	250	249,999
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.162%(c)	04/20/31	742	741,698
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.292%(c)	07/20/34	250	249,859
TICP CLO Ltd. (Cayman Islands),
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.972%(c)	04/20/28	288	288,143
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.272%(c)	01/17/31	500	500,025

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2027 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Zais CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.074%(c)	04/15/29	792	$791,920

			7,090,775

Credit Cards — 2.2%
Discover Card Execution Note Trust,
Series 2017-A04, Class A4
2.530%	10/15/26	1,000	1,033,802

TOTAL ASSET-BACKED SECURITIES (cost $11,227,737)			11,267,724

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.4%
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class AAB
3.337%	07/10/47	913	939,786
Commercial Mortgage Trust,
Series 2013-LC06, Class ASB
2.478%	01/10/46	57	56,991
Series 2014-CR21, Class A3
3.528%	12/10/47	448	465,047
Series 2015-DC01, Class ASB
3.142%	02/10/48	411	419,645
Series 2015-PC01, Class A5
3.902%	07/10/50	500	532,863
Series 2016-COR1, Class ASB
2.972%	10/10/49	1,064	1,101,599
FHLMC Multifamily Structured Pass-Through Certificates,
Series K736, Class X1, IO
1.311%(cc)	07/25/26	11,969	580,629
GS Mortgage Securities Trust,
Series 2013-GC12, Class AAB
2.678%	06/10/46	76	76,383
Series 2015-GS01, Class AAB
3.553%	11/10/48	1,016	1,062,299
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50	110	110,186
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C032, Class ASB
3.514%	12/15/49	924	970,432
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A5
2.850%	12/10/45	585	589,287

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,004,638)			6,905,147

CORPORATE BONDS — 19.0%
Agriculture — 0.3%
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	165	162,159

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers — 1.1%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22	295	$299,018
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23	20	20,601
Sr. Unsec’d. Notes
2.400%	04/10/28	195	194,993

			514,612

Banks — 5.2%
Bank of America Corp.,
Sub. Notes, MTN
4.450%	03/03/26	465	512,398
Citigroup, Inc.,
Sub. Notes
4.400%	06/10/25	370	403,174
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.800%	06/09/23	250	259,132
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.500%	01/23/25	60	63,290
3.850%	01/26/27	170	183,032
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	85	86,885
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(oo)	90	90,517
Sr. Unsec’d. Notes
3.200%	06/15/26	275	291,985
Morgan Stanley,
Sub. Notes, GMTN
4.350%	09/08/26	385	426,435
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26	200	194,974

			2,511,822

Commercial Services — 1.7%
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.700%	11/01/23	800	820,535

Diversified Financial Services — 1.9%
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24	250	263,558
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
2.000%	03/20/28(a)	380	384,558
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A, MTN
3.125%	09/25/23	250	260,044

			908,160

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2027 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 2.5%
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26	15	$15,655
Duke Energy Carolinas LLC,
First Ref. Mortgage
2.950%	12/01/26	460	487,412
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26	35	36,328
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series B
2.950%	11/15/26	615	649,104

			1,188,499

Healthcare-Services — 0.1%
Anthem, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/24	25	26,403

lnsurance — 1.7%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25	750	804,203

Media — 1.1%
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	08/15/27	500	537,619

Miscellaneous Manufacturing — 0.8%
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
3.400%	03/16/27	350	377,343

Packaging & Containers — 0.3%
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A
1.512%	04/15/26	150	147,396

Pipelines — 0.7%
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.550%	10/01/26	315	335,764

Telecommunications — 1.6%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29	255	286,913
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
1.162%	04/03/26	200	195,977
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
2.050%	02/15/28	150	149,191
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.100%	03/22/28	135	135,412

			767,493

TOTAL CORPORATE BONDS (cost $8,756,248)			9,102,008

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS — 4.8%
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23	200	$204,227
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22	260	262,607
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
2.125%	06/22/26(a)	300	309,502
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.250%	05/18/22(a)	500	503,636
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27(a)	780	829,069
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24	200	204,925

TOTAL SOVEREIGN BONDS (cost $2,224,145)			2,313,966

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.0%
Federal Home Loan Bank
0.375%	09/04/25	1,500	1,457,757
Federal Home Loan Mortgage Corp.
0.375%	07/21/25	1,500	1,461,149
Federal National Mortgage Assoc.
0.500%	06/17/25	500	490,094
2.125%	04/24/26(k)	1,345	1,395,152

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $4,846,952)			4,804,152

U.S. TREASURY OBLIGATIONS — 15.9%
U.S. Treasury Bonds
2.000%	11/15/41	95	96,054
2.000%	08/15/51	105	107,198
2.250%	05/15/41	975	1,023,445
3.625%	08/15/43	30	38,930
3.625%	02/15/44(k)	1,695	2,206,678
U.S. Treasury Notes
2.375%	08/15/24(k)	385	399,768
2.875%	05/15/28	190	207,056
3.125%	11/15/28	3,157	3,510,078

TOTAL U.S. TREASURY OBLIGATIONS (cost $7,845,962)			7,589,207

TOTAL LONG-TERM INVESTMENTS (cost $41,905,682)			41,982,204

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2027 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
SHORT-TERM INVESTMENTS — 14.7%
AFFILIATED MUTUAL FUNDS
PGIM Core Short-Term Bond Fund(wc)	548,547	$5,041,145
PGIM Core Ultra Short Bond Fund(wc)	789,190	789,190
PGIM Institutional Money Market Fund (cost $1,230,290; includes $1,230,208 of cash collateral for securities on loan)(b)(wc)	1,231,154	1,230,291

TOTAL SHORT-TERM INVESTMENTS (cost $7,073,254)		7,060,626

TOTAL INVESTMENTS—102.3% (cost $48,978,936)		49,042,830

Liabilities in excess of other assets(z) — (2.3)%		(1,096,863)

NET ASSETS — 100.0%.		$47,945,967

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,201,608; cash collateral of $1,230,208 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wc)

PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
72	5 Year U.S. Treasury Notes	Mar. 2022	$8,710,312	$23,136
194	10 Year U.S. Treasury Notes	Mar. 2022	25,310,938	192,727
1	10 Year U.S. Ultra Treasury Notes	Mar. 2022	146,438	928

				216,791

Short Positions:
33	2 Year U.S. Treasury Notes	Mar. 2022	7,199,672	7,692
16	20 Year U.S. Treasury Bonds	Mar. 2022	2,567,000	(8,149)
6	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	1,182,750	(16,322)

				(16,779)

				$200,012

Inflation swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:

370	01/13/26	2.152	%(T)	U.S. CPI Urban Consumers NSA lndex(2)(T)	$—	$(30,614)	$(30,614)
900	02/02/26	2.295	%(T)	U.S. CPI Urban Consumers NSA lndex(2)(T)	(1,894)	(67,598)	(65,704)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2027 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Inflation swap agreements outstanding at December 31, 2021 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements (cont’d):
555	02/18/26	2.370%(T)	U.S. CPI Urban Consumers NSA lndex(2)(T)	$—	$(39,026)	$(39,026)

				$(1,894)	$(137,238)	$(135,344)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$789,624

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$3,143,147	$—
Collateralized Loan Obligations	—	7,090,775	—
Credit Cards	—	1,033,802	—
Commercial Mortgage-Backed Securities	—	6,905,147	—
Corporate Bonds	—	9,102,008	—
Sovereign Bonds	—	2,313,966	—
U.S. Government Agency Obligations	—	4,804,152	—
U.S. Treasury Obligations	—	7,589,207	—
Short-Term Investments
Affiliated Mutual Funds	7,060,626	—	—

Total	$7,060,626	$41,982,204	$—

Other Financial Instruments*
Assets
Futures Contracts	$224,483	$—	$—

Liabilities
Futures Contracts	$(24,471)	$—	$—
Centrally Cleared Inflation Swap Agreements	—	(135,344)	—

Total	$(24,471)	$(135,344)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2027 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	15.9%
Collateralized Loan Obligations	14.8
Affiliated Mutual Funds (2.6% represents investments purchased with collateral from securities on loan)	14.7
Commercial Mortgage-Backed Securities	14.4
U.S. Government Agency Obligations	10.0
Automobiles	6.5
Banks	5.2
Sovereign Bonds	4.8
Electric	2.5
Credit Cards	2.2
Diversified Financial Services	1.9
Commercial Services	1.7
Insurance	1.7

Telecommunications	1.6%
Media	1.1
Auto Manufacturers	1.1
Miscellaneous Manufacturing	0.8
Pipelines	0.7
Agriculture	0.3
Packaging & Containers	0.3
Healthcare-Services	0.1

102.3
Liabilities in excess of other assets	(2.3)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contract risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$224,483*	Due from/to broker-variation margin futures	$24,471	*
Interest rate contracts	—	—	Due from/to broker-variation margin swaps	135,344	*

		$224,483		$159,815

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(700,829)	$3,569,403

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$225,239	$(4,825,551)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2027 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$22,370,052	$26,468,981

Inflation Swap Agreements(1)	Interest Rate Swap Agreements(1)
$1,571,000	$26,728,800

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$1,201,608	$(1,201,608)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2027 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $1,201,608:
Unaffiliated investments (cost $41,905,682)	$41,982,204
Affiliated investments (cost $7,073,254)	7,060,626
Cash	29,187
Dividends and interest receivable	186,425
Due from Manager	3,301
Due from broker-variation margin swaps	1,568
Prepaid expenses and other assets	4,782

Total Assets	49,268,093

LIABILITIES
Payable to broker for collateral for securities on loan	1,230,208
Accrued expenses and other liabilities	73,114
Payable for Portfolio shares purchased	14,557
Due to broker-variation margin futures	2,469
Distribution fee payable	997
Affiliated transfer agent fee payable	451
Trustees’ fees payable	330

Total Liabilities	1,322,126

NET ASSETS	$47,945,967

Net assets were comprised of:
Partners’ Equity	$47,945,967

Net asset value and redemption price per share, $47,945,967 / 3,978,384 outstanding shares of beneficial interest	$12.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$918,803
Affiliated dividend income	48,031
Income from securities lending, net (including affiliated income of $773)	1,084

Total income	967,918

EXPENSES
Management fee	268,474
Distribution fee	140,787
Audit fee	54,000
Custodian and accounting fees	38,714
Legal fees and expenses	29,505
Trustees’ fees	10,600
Shareholders’ reports	8,562
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,422
Miscellaneous	25,400

Total expenses	583,464
Less: Fee waiver and/or expense reimbursement	(59,737)

Net expenses	523,727

NET INVESTMENT INCOME (LOSS)	444,191

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(675))	(272,493)
Futures transactions	(700,829)
Swap agreements transactions	3,569,403

2,596,081

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(16,289))	(1,079,757)
Futures	225,239
Swap agreements	(4,825,551)

(5,680,069)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(3,083,988)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,639,797)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$444,191	$820,574
Net realized gain (loss) on investment transactions	2,596,081	5,954,086
Net change in unrealized appreciation (depreciation) on investments	(5,680,069)	2,130,420

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,639,797)	8,905,080

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,699,190 and 6,501,151 shares, respectively]	20,602,575	79,683,348
Portfolio shares purchased [3,220,630 and 9,933,314 shares, respectively]	(39,469,483)	(120,009,571)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(18,866,908)	(40,326,223)

TOTAL INCREASE (DECREASE)	(21,506,705)	(31,421,143)
NET ASSETS:
Beginning of year	69,452,672	100,873,815

End of year	$47,945,967	$69,452,672

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2028
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 82.2%
ASSET-BACKED SECURITIES — 12.6%
Automobiles — 2.0%
Avis Budget Rental Car Funding AESOP LLC,
Series 2021-02A, Class A, 144A
1.660%	02/20/28	200	$198,180
CarMax Auto Owner Trust,
Series 2021-04, Class C
1.380%	07/15/27	100	98,054
Ford Credit Auto Owner Trust,
Series 2021-02, Class A, 144A
1.530%	05/15/34	300	298,173
GLS Auto Receivables Issuer Trust,
Series 2021-04A, Class A, 144A
0.840%	07/15/25	200	199,959
GM Financial Revolving Receivables Trust,
Series 2021-01, Class A, 144A
1.170%	06/12/34	100	98,295
Hertz Vehicle Financing Ill LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	100	98,499
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	100	99,013
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	100	105,509
Series 2021-01A, Class A, 144A
0.870%	07/14/28	300	296,126
Santander Drive Auto Receivables Trust,
Series 2021-02, Class C
0.900%	06/15/26	100	99,701
Series 2021-03, Class C
0.950%	09/15/27	100	99,036
World Omni Select Auto Trust,
Series 2021-A, Class C
1.090%	11/15/27	100	98,287

			1,788,832

Collateralized Loan Obligations — 9.7%
AIG CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.252%(c)	04/20/32	250	249,910
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.224%(c)	07/15/31	750	749,773
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.282%(c)	07/20/32	250	249,911
Battalion CLO Ltd. (Cayman Islands),
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.274%(c)	04/24/34	250	250,102
Broad River Bsl Funding CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.302%(c)	07/20/34	250	249,998

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)
1.152%(c)	04/20/31	250	$249,786
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	07/20/34	250	250,000
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.238%(c)	01/22/31	500	499,869
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LlBOR + 1.280% (Cap N/A, Floor 0.000%)
1.404%(c)	07/15/29	500	499,921
Series 2021-13A, Class A1, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
1.340%(c)	07/15/34	250	249,859
JMP Credit Advisors CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.402%(c)	07/17/29	234	234,050
KKR CLO Ltd. (Cayman Islands),
Series 33A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.302%(c)	07/20/34	250	250,000
KVK CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.930% (Cap N/A, Floor 0.000%)
1.090%(c)	05/20/29	161	161,230
Logan CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.312%(c)	07/20/34	250	250,040
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.244%(c)	04/25/32	250	249,823
Series 2021-38A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.254%(c)	07/17/34	250	249,859
OCP CLO Ltd. (Cayman Islands),
Series 2020-18A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
1.222%(c)	07/20/32	250	249,904
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1A4, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.290%(c)	05/21/34	250	249,863
Romark CLO Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.320%(c)	07/10/34	250	249,859
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.244%(c)	05/07/31	985	984,717

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2028 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.194%(c)	10/23/31	250	$249,920
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.292%(c)	07/20/34	250	249,859
Venture CLO Ltd. (Cayman Islands),
Series 2021-43A, Class A1, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
1.364%(c)	04/15/34	250	249,629
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.272%(c)	01/17/31	1,250	1,250,061

			8,627,943

Consumer Loans — 0.3%
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28	200	202,792
OneMain Financial Issuance Trust,
Series 2021-01A,Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
0.810%(c)	06/16/36	100	100,050

			302,842

Credit Cards — 0.6%
American Express Credit Account Master Trust,
Series 2019-02, Class A
2.670%	11/15/24	300	302,062
Citibank Credit Card Issuance Trust,
Series 2018-A06, Class A6
3.210%	12/07/24	225	230,585

			532,647

TOTAL ASSET-BACKED SECURITIES (cost $11,274,838)			11,252,264

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.4%
Barclays Commercial Mortgage Securities Trust,
Series 2021-C10, Class ASB
2.268%	07/15/54	200	202,935
Benchmark Mortgage Trust,
Series 2020-B22, Class A1
0.509%	01/15/54	527	515,628
Series 2021-B25, Class ASB
2.271%	04/15/54	250	254,207
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class ASB
3.091%	05/10/58	394	407,922
Series 2017-C08, Class A4
3.572%	06/15/50	959	1,027,702
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3
3.197%	08/15/50	250	262,301

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class AAB
3.337%	07/10/47	51	$52,210
Series 2017-P07, Class AAB
3.509%	04/14/50	400	419,395
Series 2017-P08, Class A3
3.203%	09/15/50	730	767,232
Commercial Mortgage Trust,
Series 2013-LC06, Class ASB
2.478%	01/10/46	8	8,142
Series 2015-LC23, Class A3
3.521%	10/10/48	325	341,148
Series 2015-PC01, Class A5
3.902%	07/10/50	485	516,877
FHLMC Multifamily Structured Pass-Through Certificates,
Series K736, Class X1, IO
1.311%(cc)	07/25/26	698	33,870
GS Mortgage Securities Trust,
Series 2013-GC12, Class AAB
2.678%	06/10/46	11	10,912
Series 2014-GC22, Class A3
3.516%	06/10/47	19	18,659
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class ASB
2.713%	08/15/49	92	94,351
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class A4
3.732%	05/15/48	599	638,192
Series 2015-C26, Class ASB
3.323%	10/15/48	303	313,061
Series 2015-C27, Class ASB
3.557%	12/15/47	384	398,626
Morgan Stanley Capital I Trust,
Series 2021-L06, Class ASB
2.250%	06/15/54	300	304,177
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A5
2.850%	12/10/45	70	70,513
Series 2013-C06, Class A4
3.244%	04/10/46	550	560,123
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A4
2.942%	10/15/49	235	246,348

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,573,756)			7,464,531

CORPORATE BONDS — 11.6%
Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.700%	02/01/27	190	193,704
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.400%	05/01/30	5	5,776

			199,480

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2028 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers — 0.6%
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
2.400%	04/10/28	320	$319,989
2.400%	10/15/28	220	219,382

			539,371

Banks — 3.8%
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31	15	15,146
Sr. Unsec’d. Notes, MTN
2.087%(ff)	06/14/29	260	258,482
2.496%(ff)	02/13/31	170	170,616
3.124%(ff)	01/20/23	250	250,291
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	60	61,009
Sr. Unsec’d. Notes
1.462%(ff)	06/09/27	260	255,256
2.561%(ff)	05/01/32	45	45,257
2.976%(ff)	11/05/30	70	72,735
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27	350	343,102
3.800%	03/15/30	25	27,495
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.045%(ff)	11/19/26	260	253,274
1.953%(ff)	02/04/32	15	14,444
2.069%(ff)	06/01/29	135	133,874
2.739%(ff)	10/15/30	180	184,689
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	07/18/25	500	486,822
Morgan Stanley,
Sr. Unsec’d. Notes
1.593%(ff)	05/04/27	250	247,438
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31	100	102,435
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.902%	09/17/28	260	255,056
UBS AG (Switzerland),

Sr. Unsec’d. Notes, 144A
1.250%	06/01/26	205	200,780

			3,378,201

Beverages — 0.0%
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.625%	03/19/27	20	20,991

Chemicals — 0.2%
FMC Corp.,
Sr. Unsec’d. Notes
3.450%	10/01/29	180	191,766

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 0.3%
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31	250	$246,669
Moody’s Corp.,
Sr. Unsec’d. Notes
3.750%	03/24/25	25	26,716

			273,385

Diversified Financial Services — 0.4%
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
2.000%	03/20/28	140	141,679
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.172%	07/14/28	200	195,955

			337,634

Electric — 0.8%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
4.050%	04/15/25	10	10,830
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series B
3.600%	03/15/27	30	32,316
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.875%	07/12/28	210	204,828
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28	64	63,037
Southern Co. (The),
Sr. Unsec’d. Notes, Series 21-B
1.750%	03/15/28	35	34,057
WEC Energy Group, Inc.,
Sr. Unsec’d. Notes
2.200%	12/15/28	200	199,975
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
1.700%	06/15/28	150	147,262

			692,305

Foods — 0.4%
Hormel Foods Corp.,
Sr. Unsec’d. Notes
1.700%	06/03/28	180	179,486
Nestle Holdings, Inc.,
Gtd. Notes, 144A
1.500%	09/14/28	150	146,220

			325,706

Insurance — 0.1%
Equitable Financial Life Global Funding,
Sec’d. Notes, 144A
1.800%	03/08/28	125	122,946

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2028 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified — 0.3%
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28	275	$312,584

Media — 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29	130	127,144
4.908%	07/23/25	110	121,158
5.050%	03/30/29	155	178,151

			426,453

Mining — 0.1%
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30	50	49,343

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
4.375%	06/15/22	50	50,806

Oil & Gas — 0.1%
Diamondback Energy, Inc.,
Gtd. Notes
3.125%	03/24/31	70	72,178

Pharmaceuticals — 1.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	385	405,551
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
3.450%	12/15/27	30	32,322
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes
1.750%	05/28/28	280	278,200
CVS Health Corp., Sr.
Unsec’d. Notes
4.300%	03/25/28	90	101,065
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.900%	12/10/28	500	502,178

			1,319,316

Pipelines — 0.3%
ONEOK, Inc.,
Gtd. Notes
5.850%	01/15/26	200	229,921
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.350%	08/15/22	50	50,477

			280,398

Real Estate Investment Trusts (REITs) — 1.3%
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes
1.900%	12/01/28	400	396,736

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.250%	04/01/28	15	$14,974
CubeSmart LP,
Gtd. Notes
2.250%	12/15/28	105	105,340
Essex Portfolio LP,
Gtd. Notes
1.700%	03/01/28	40	39,038
Invitation Homes Operating Partnership LP,
Gtd. Notes
2.300%	11/15/28	135	133,640
Public Storage,
Sr. Unsec’d. Notes
1.950%	11/09/28	520	519,186

			1,208,914

Retail — 0.2%
Walmart, Inc.,
Sr. Unsec’d. Notes
1.500%	09/22/28	185	183,963

Semiconductors — 0.3%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
1.700%	10/01/28	45	44,726
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	235	236,224
3.419%	04/15/33	15	15,660
Intel Corp.,
Sr. Unsec’d. Notes
3.750%	03/25/27	15	16,511

			313,121

Telecommunications — 0.1%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.100%	03/22/28	45	45,137
3.000%	03/22/27	5	5,276
3.150%	03/22/30	20	21,140

			71,553

TOTAL CORPORATE BONDS (cost $10,431,365)			10,370,414

SOVEREIGN BONDS — 0.9%
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
0.625%	07/15/25	400	390,909
Province of Alberta (Canada),
Sr. Unsec’d. Notes
3.300%	03/15/28	40	43,815
Province of British Columbia (Canada),
Sr. Unsec’d. Notes, Series 10
1.750%	09/27/24	40	40,793

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2028 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24	40	$41,491
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series QX
1.500%	02/11/25	40	40,442
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.625%	05/29/24	200	207,179

TOTAL SOVEREIGN BONDS (cost $774,694)		764,629

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
Federal Home Loan Bank
3.125%	09/12/25	1,115	1,193,569
3.250%	11/16/28	50	55,808
Federal Home Loan Mortgage Corp.
0.375%	07/21/25	950	925,395
1.500%	02/12/25	50	50,753
Federal National Mortgage Assoc
1.625%	01/07/25	388	394,960

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,657,777)			2,620,485

U.S. TREASURY OBLIGATIONS — 45.8%
U.S. Treasury Bonds
2.000%	08/15/51	15	15,314
2.250%	05/15/41	550	577,328
3.000%	05/15/47	25	30,371
U.S. Treasury Notes
0.125%	10/31/22	9,460	9,444,480
0.125%	01/31/23	7,000	6,975,937
0.375%	01/31/26	375	362,930
0.875%	11/15/30(k)	2,290	2,177,647
1.250%	04/30/28	1,085	1,075,506
1.250%	09/30/28	5,160	5,101,144
1.500%	11/30/28	365	366,540
2.250%	11/15/25	30	31,256
2.625%	02/15/29	4,630	5,006,187
2.875%	05/15/28(k)	6,485	7,067,130
U.S. Treasury Strips Coupon
1.306%(s)	02/15/39	45	32,038
2.135%(s)	11/15/41	1,925	1,270,726
2.157%(s)	08/15/42	1,895	1,233,601
2.953%(s)	08/15/28(k)	110	99,687

TOTAL U.S. TREASURY OBLIGATIONS (cost $40,985,894)			40,867,822

TOTAL LONG-TERM INVESTMENTS (cost $73,698,324)			73,340,145

	Shares	Value
SHORT-TERM INVESTMENTS — 17.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Short-Term Bond Fund(wc)	816,559	$7,504,173
PGIM Core Ultra Short Bond Fund(wc)	8,169,659	8,169,659

TOTAL SHORT-TERM INVESTMENTS (cost $15,692,855)		15,673,832

TOTAL INVESTMENTS—99.8% (cost $89,391,179)		89,013,977

Other assets in excess of liabilities(z) — 0.2%		220,566

NET ASSETS — 100.0%		$89,234,543

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wc)

PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2028 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
658	10 Year U.S. Treasury Notes	Mar. 2022	$85,848,437	$644,524

Short Positions:
66	2 Year U.S. Treasury Notes	Mar. 2022	14,399,344	14,658
212	5 Year U.S. Treasury Notes	Mar. 2022	25,647,031	(31,253)
4	10 Year U.S. Ultra Treasury Notes	Mar. 2022	585,750	1,557
36	20 Year U.S. Treasury Bonds	Mar. 2022	5,775,750	(27,387)
2	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	394,250	(6,316)

				(48,741)

				$595,783

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$963,486

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$1,788,832	$—
Collateralized Loan Obligations	—	8,627,943	—
Consumer Loans	—	302,842	—
Credit Cards	—	532,647	—
Commercial Mortgage-Backed Securities	—	7,464,531	—
Corporate Bonds	—	10,370,414	—
Sovereign Bonds	—	764,629	—
U.S. Government Agency Obligations	—	2,620,485	—
U.S. Treasury Obligations	—	40,867,822	—
Short-Term Investments
Affiliated Mutual Funds	15,673,832	—	—

Total	$15,673,832	$73,340,145	$—

Other Financial Instruments*
Assets
Futures Contracts	$660,739	$—	$—

Liabilities
Futures Contracts	$(64,956)	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2028 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	45.8%
Affiliated Mutual Funds	17.6
Collateralized Loan Obligations	9.7
Commercial Mortgage-Backed Securities	8.4
Banks	3.8
U.S. Government Agency Obligations	2.9
Automobiles	2.0
Pharmaceuticals	1.5
Real Estate Investment Trusts (REITs)	1.3
Sovereign Bonds	0.9
Electric	0.8
Auto Manufacturers	0.6
Credit Cards	0.6
Media	0.5
Diversified Financial Services	0.4
Foods	0.4
Semiconductors	0.3
Machinery-Diversified	0.3

Consumer Loans	0.3%
Pipelines	0.3
Commercial Services	0.3
Aerospace & Defense	0.2
Chemicals	0.2
Retail	0.2
Insurance	0.1
Oil & Gas	0.1
Telecommunications	0.1
Multi-National	0.1
Mining	0.1
Beverages	0.0 *

99.8
Other assets in excess of liabilities	0.2

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$660,739	*	Due from/to broker-variation margin futures	$64,956	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Interest rate contracts	$(723,661)	$50,007

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Interest rate contracts	$595,285	$(79,442)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2028 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$35,931,263	$24,255,450

Interest Rate Swap Agreements(1)
$7,439,800

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2028 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value:
Unaffiliated investments (cost $73,698,324)	$73,340,145
Affiliated investments (cost $15,692,855)	15,673,832
Cash	78,469
Dividends and interest receivable	223,654
Prepaid expenses	1,058

Total Assets	89,317,158

LIABILITIES
Audit fee payable	52,300
Custodian and accounting fees payable	10,488
Accrued expenses and other liabilities	7,183
Payable for Portfolio shares purchased	4,390
Management fee payable	3,739
Distribution fee payable	2,412
Due to broker-variation margin futures	1,312
Affiliated transfer agent fee payable	451
Trustees’ fees payable	340

Total Liabilities	82,615

NET ASSETS	$89,234,543

Net assets were comprised of:
Partners’ Equity	$89,234,543

Net asset value and redemption price per share, $89,234,543 / 7,292,613 outstanding shares of beneficial interest	$12.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$435,613
Affiliated dividend income	32,988
Affiliated income from securities lending, net	26

Total income	468,627

EXPENSES
Management fee	237,093
Distribution fee	124,329
Audit fee	54,000
Custodian and accounting fees	38,392
Legal fees and expenses	29,308
Trustees’ fees	10,240
Shareholders’ reports	8,539
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,422
Miscellaneous	16,637

Total expenses	525,960
Less: Fee waiver and/or expense reimbursement	(63,454)

Net expenses	462,506

NET INVESTMENT INCOME (LOSS)	6,121

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(59,108)
Futures transactions	(723,661)
Swap agreements transactions	50,007

(732,762)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(19,023))	(441,802)
Futures	595,285
Swap agreements	(79,442)

74,041

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(658,721)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(652,600)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$6,121	$90,094
Net realized gain (loss) on investment transactions	(732,762)	3,029,947
Net change in unrealized appreciation (depreciation) on investments	74,041	(1,573,034)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(652,600)	1,547,007

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [8,357,110 and 270,054 shares, respectively]	102,868,824	3,295,233
Portfolio shares purchased [1,323,073 and 1,948,362 shares, respectively]	(16,293,418)	(23,158,360)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	86,575,406	(19,863,127)

TOTAL INCREASE (DECREASE)	85,922,806	(18,316,120)
NET ASSETS:
Beginning of year	3,311,737	21,627,857

End of year	$89,234,543	$3,311,737

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2029
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 85.7%
COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.5%
BANK,
Series 2017-BNK08, Class A3
3.229%	11/15/50	10	$10,608
CD Mortgage Trust,
Series 2017-CD05,Class A1
2.028%	08/15/50	5	5,114
CFCRE Commercial Mortgage Trust,
Series 2017-C08, Class A4
3.572%	06/15/50	40	42,875
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3
3.197%	08/15/50	50	52,460
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class AAB
3.337%	07/10/47	51	52,210
Series 2016-C02, Class A1
1.499%	08/10/49	2	1,765
Series 2016-P04, Class A3
2.646%	07/10/49	10	10,218
Commercial Mortgage Trust,
Series 2012-LC04, Class A4
3.288%	12/10/44	4	3,980
Series 2013-LC06, Class ASB
2.478%	01/10/46	8	8,142
Series 2015-LC21, Class A4
3.708%	07/10/48	50	53,152
GS Mortgage Securities Trust,
Series 2013-GC12, Class AAB
2.678%	06/10/46	11	10,912
Series 2017-GS07, Class A1
1.950%	08/10/50	10	10,157
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A1
1.969%	09/15/50	12	11,534
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC09, Class A5
2.840%	12/15/47	31	31,478
Series 2013-LC11, Class A4
2.694%	04/15/46	18	18,364
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A3
3.077%	03/15/48	47	48,198
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A1
2.139%	11/15/50	8	8,475
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class A3
3.058%	05/10/63	3	3,388
Series 2012-C04, Class A5
2.850%	12/10/45	55	55,403

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $436,991)			438,433

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS — 14.0%
Aerospace & Defense — 0.4%
General Dynamics Corp.,
Gtd. Notes
3.625%	04/01/30	5	$5,563
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.400%	05/01/30	5	5,776

			11,339

Airlines — 1.1%
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	33	32,478

Apparel — 0.3%
NIKE, Inc.,
Sr. Unsec’d. Notes
2.750%	03/27/27	10	10,595

Banks — 2.2%
Goldman Sachs Group, Inc. (The),
Sub. Notes
4.250%	10/21/25	20	21,822
JPMorgan Chase &Co.,
Sr. Unsec’d. Notes
1.953%(ff)	02/04/32	15	14,444
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	30	30,621

			66,887

Beverages — 0.3%
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.750%	03/19/30	10	10,573

Chemicals — 0.5%
FMC Corp.,
Sr. Unsec’d. Notes
3.450%	10/01/29	15	15,981

Commercial Services — 2.4%
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31	10	9,867
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25	35	37,671
Moody’s Corp.,
Sr. Unsec’d. Notes
3.750%	03/24/25	25	26,716

			74,254

Cosmetics/Personal Care — 0.2%
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
3.000%	03/25/30	5	5,433

Diversified Financial Services — 0.2%
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.300%	03/26/27	5	5,407

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2029 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 0.7%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.700%	07/15/30	10	$11,103
4.050%	04/15/25	10	10,830

			21,933

Healthcare-Products — 0.2%
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/29	5	5,188

Healthcare-Services — 0.4%
Humana, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/30	10	11,731

Household Products/Wares — 0.1%
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
3.100%	03/26/30	2	2,158

Media — 0.2%
Comcast Corp.,
Gtd. Notes
3.400%	04/01/30	5	5,450

Miscellaneous Manufacturing — 0.2%
3M Co.,
Sr. Unsec’d. Notes
3.050%	04/15/30	5	5,362

Pharmaceuticals — 0.9%
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27	25	26,901

Pipelines — 1.2%
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25	35	37,817

Retail — 0.7%
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.500%	07/01/27	15	16,296
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/30	5	5,651

			21,947

Semiconductors — 0.9%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	10	10,052
Intel Corp.,
Sr. Unsec’d. Notes
3.750%	03/25/27	15	16,511

			26,563

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications — 0.9%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	03/22/27	5	$5,276
3.150%	03/22/30	20	21,140

			26,416

TOTAL CORPORATE BONDS (cost $403,400)			424,413

SOVEREIGN BONDS — 6.9%
Province of Alberta (Canada),
Sr. Unsec’d. Notes
3.300%	03/15/28	50	54,769
Province of British Columbia (Canada),
Sr. Unsec’d. Notes, Series 10
1.750%	09/27/24	50	50,991
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24	50	51,864
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series QX
1.500%	02/11/25	50	50,553

TOTAL SOVEREIGN BONDS (cost $211,384)			208,177

U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.1%
Federal Home Loan Bank
3.250%	11/16/28	200	223,231
Federal Home Loan Mortgage Corp.
1.500%	02/12/25	100	101,506
Federal National Mortgage Assoc.
1.625%	01/07/25	100	101,794

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $415,144)			426,531

U.S. TREASURY OBLIGATIONS — 36.2%
U.S. Treasury Notes
0.750%	03/31/26	75	73,594
1.625%	04/30/23	160	162,275
2.125%	06/30/22	150	151,394
2.125%	05/15/25	155	160,486
2.625%	02/15/29	65	70,281
3.125%	11/15/28(k)	430	478,106

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,075,587)			1,096,136

TOTAL LONG-TERM INVESTMENTS (cost $2,542,506)			2,593,690

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2029 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
SHORT-TERM INVESTMENT — 16.8%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $507,054)(wh)	507,054	$507,054

TOTAL INVESTMENTS—102.5% (cost $3,049,560)		3,100,744
Liabilities in excess of other assets(z) — (2.5)%		(75,847)

NET ASSETS — 100.0%		$3,024,897

See the Glossary for a list of the abbreviation(s)used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(wh)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation)and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
11	10 Year U.S. Treasury Notes	Mar. 2022	$1,435,156	$12,399
8	10 Year U.S. Ultra Treasury Notes	Mar. 2022	1,171,500	7,365

				19,764

Short Positions:
2	2 Year U.S. Treasury Notes	Mar. 2022	436,344	224
9	5 Year U.S. Treasury Notes	Mar. 2022	1,088,789	(4,622)

				(4,398)

				$15,366

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$177,900

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Commercial Mortgage-Backed Securities	$ —	$ 438,433	$—
Corporate Bonds	—	424,413	—
Sovereign Bonds	—	208,177	—
U.S. Government Agency Obligations	—	426,531	—
U.S. Treasury Obligations	—	1,096,136	—
Short-Term Investment
Affiliated Mutual Fund	507,054	—	—

Total	$507,054	$2,593,690	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2029 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$19,988	$—	$—

Liabilities
Futures Contracts	$(4,622)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation)on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	36.2%
Affiliated Mutual Fund	16.8
Commercial Mortgage-Backed Securities	14.5
U.S. Government Agency Obligations	14.1
Sovereign Bonds	6.9
Commercial Services	2.4
Banks	2.2
Pipelines	1.2
Airlines	1.1
Pharmaceuticals	0.9
Semiconductors	0.9
Telecommunications	0.9
Retail	0.7
Electric	0.7
Chemicals	0.5

Healthcare-Services	0.4%
Aerospace & Defense	0.4
Apparel	0.3
Beverages	0.3
Media	0.2
Cosmetics/Personal Care	0.2
Diversified Financial Services	0.2
Miscellaneous Manufacturing	0.2
Healthcare-Products	0.2
Household Products/Wares	0.1

102.5
Liabilities in excess of other assets	(2.5)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$19,988	*	Due from/to broker-variation margin futures	$4,622	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Interest rate contracts	$4,508	$(44,651)

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2029 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Interest rate contracts	$20,200	$(36,187)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)

$1,290,756	$2,153,595

Interest Rate Swap Agreements(1)

$1,513,200

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2029 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value:
Unaffiliated investments (cost $2,542,506)	$2,593,690
Affiliated investments (cost $507,054)	507,054
Cash	3,836
Interest receivable	11,681
Due from Manager	7,773
Due from broker-variation margin futures	2,086
Prepaid expenses	927

Total Assets	3,127,047

LIABILITIES
Audit fee payable	52,300
Payable for investments purchased	32,747
Custodian and accounting fees payable	9,150
Accrued expenses and other liabilities	7,102
Affiliated transfer agent fee payable	451
Trustees’ fees payable	300
Distribution fee payable	100

Total Liabilities	102,150

NET ASSETS	$3,024,897

Net assets were comprised of:
Partners’ Equity	$3,024,897

Net asset value and redemption price per share, $3,024,897 / 246,581 outstanding shares of beneficial interest	$12.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$52,095
Affiliated dividend income	396

Total income	52,491

EXPENSES
Management fee	14,485
Distribution fee	7,596
Audit fee	54,000
Custodian and accounting fees	35,462
Legal fees and expenses	29,184
Trustees’ fees	9,600
Shareholders’ reports	8,329
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,422
Pricing fees	3,807
Miscellaneous	12,778

Total expenses	182,663
Less: Fee waiver and/or expense reimbursement	(154,407)

Net expenses	28,256

NET INVESTMENT INCOME (LOSS)	24,235

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(18,701)
Futures transactions	4,508
Swap agreements transactions	(44,651)

(58,844)

Net change in unrealized appreciation (depreciation) on:
Investments	(91,802)
Futures	20,200
Swap agreements	(36,187)

(107,789)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(166,633)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(142,398)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$24,235	$154,678
Net realized gain (loss)on investment transactions	(58,844)	3,812,107
Net change in unrealized appreciation (depreciation) on investments	(107,789)	(633,726)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(142,398)	3,333,059

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [571 and 314,588 shares, respectively]	7,054	3,852,110
Portfolio shares purchased [1,656 and 4,439,687 shares, respectively]	(21,030)	(52,315,047)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(13,976)	(48,462,937)

TOTAL INCREASE (DECREASE)	(156,374)	(45,129,878)
NET ASSETS:
Beginning of year	3,181,271	48,311,149

End of year	$3,024,897	$3,181,271

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2030
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 83.4%
ASSET-BACKED SECURITIES — 23.6%
Automobiles — 4.0%
AmeriCredit Automobile Receivables Trust,
Series 2020-01, Class B
1.480%	01/21/25	400	$401,923
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-01A, Class A, 144A
2.330%	08/20/26	100	102,387
CarMax Auto Owner Trust,
Series 2019-01, Class A3
3.050%	03/15/24	16	16,144
Series 2021-01, Class C
0.940%	12/15/26	200	196,409
Enterprise Fleet Financing LLC,
Series 2019-01, Class A2, 144A
2.980%	10/20/24	22	21,919
Series 2019-02, Class A2, 144A
2.290%	02/20/25	35	35,178
Enterprise Fleet Funding LLC,
Series 2021-01, Class A2, 144A
0.440%	12/21/26	94	93,365
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	100	105,352
Series 2021-A, Class C
0.830%	08/15/28	100	97,739
GLS Auto Receivables Issuer Trust,
Series 2021-04A, Class A, 144A
0.840%	07/15/25	200	199,959
GM Financial Consumer Automobile Receivables Trust,
Series 2021-01, Class C
1.040%	05/17/27	200	197,179
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	200	196,997
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	200	198,027
Honda Auto Receivables Owner Trust,
Series 2019-01, Class A3
2.830%	03/20/23	23	23,376
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	500	527,545
Santander Consumer Auto Receivables Trust,
Series 2021-AA, Class C, 144A
1.030%	11/16/26	200	196,004
Santander Drive Auto Receivables Trust,
Series 2021-01, Class C
0.750%	02/17/26	300	299,696

			2,909,199

Collateralized Loan Obligations —18.6%
AIG CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.252%(c)	04/20/32	750	749,730

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Allegro CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.282%(c)	07/20/32	750	$749,734
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2015-07A, Class AR2, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
1.226%(c)	01/28/31	1,000	999,796
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.192%(c)	07/18/30	1,250	1,249,460
Battalion CLO Ltd.,
Series 2020-15A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.472%(c)	01/17/33	250	250,072
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.185%(c)	07/27/31	2,579	2,576,984
CIFC Funding Ltd. (Cayman Islands),
Series 2014-02RA, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.174%(c)	04/24/30	1,000	999,403
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.261%(c)	07/15/34	500	499,722
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.154%(c)	04/15/31	2,500	2,497,912
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/20/31	250	249,921
ICG US CLO Ltd. (Cayman Islands),
Series 2015-02RA, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
1.492%(c)	01/16/33	250	250,127
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.244%(c)	04/25/32	250	249,823
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.139%(c)	10/12/30	500	499,987
OCP CLO Ltd. (Cayman Islands),
Series 2020-18A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
1.222%(c)	07/20/32	750	749,713
Romark CLO Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.320%(c)	07/10/34	750	749,578

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2030 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Wellfleet CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A1A, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)
1.434%(c)	04/15/33	250	$250,193

			13,572,155

Consumer Loans — 0.2%
OneMain Financial Issuance Trust,
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
0.810%(c)	06/16/36	100	100,050
SoFi Consumer Loan Program Trust,
Series 2020-01, Class A, 144A
2.020%	01/25/29	11	11,482

			111,532

Credit Cards — 0.7%
American Express Credit Account Master Trust,
Series 2019-01, Class A
2.870%	10/15/24	100	100,533
Series 2019-03, Class A
2.000%	04/15/25	100	101,078
BA Credit Card Trust,
Series 2019-A01, Class A1
1.740%	01/15/25	200	201,626
Discover Card Execution Note Trust,
Series 2017-A04, Class A4
2.530%	10/15/26	100	103,380

			506,617

Student Loan — 0.1%
SoFi Professional Loan Program Trust,
Series 2020-A,Class A2FX, 144A
2.540%	05/15/46	99	100,812

TOTAL ASSET-BACKED SECURITIES (cost $17,019,756)			17,200,315

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.3%
Benchmark Mortgage Trust,
Series 2020-B17, Class A4
2.042%	03/15/53	1,350	1,335,725
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2
3.585%	12/10/54	53	56,099
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class AAB
3.522%	09/10/58	228	237,168
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	400	418,029
Series 2013-LC06,Class ASB
2.478%	01/10/46	235	236,107
Series 2015-CR25, Class A3
3.505%	08/10/48	39	40,548

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-CR26,Class A3
3.359%	10/10/48	49	$50,971
CSAIL Commercial Mortgage Trust,
Series 2015-C01, Class A3
3.236%	04/15/50	48	49,135
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A2
1.886%	08/10/49	2	1,779
FHLMC Multifamily Structured Pass-Through Certificates,
Series K736,Class X1, IO
1.311%(cc)	07/25/26	79,795	3,870,862
GS Mortgage Securities Trust,
Series 2013-GC12, Class AAB
2.678%	06/10/46	265	267,341
Series 2013-GC14, Class A5
4.243%	08/10/46	300	312,554
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class A4A1
3.373%	11/15/47	2,930	3,033,515
Series 2015-C30, Class A3
3.322%	07/15/48	7	7,028
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class ASB
2.554%	04/15/46	326	329,343
UBS Commercial Mortgage Trust,
Series 2019-C17, Class A2
2.313%	10/15/52	500	505,758
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class A5
3.184%	04/15/50	400	418,587

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $10,849,283)			11,170,549

CORPORATE BONDS — 19.4%
Aerospace &Defense — 0.7%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.950%	02/01/30(a)	475	481,022

Agriculture — 0.8%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
4.700%	04/02/27	530	584,025

Airlines — 0.0%
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	14	13,919

Auto Manufacturers — 0.1%
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23	85	87,553

Banks — 9.8%
Bank of America Corp.,
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25(oo)	45	45,636

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2030 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, MTN
2.015%(ff)	02/13/26	575	$582,613
2.496%(ff)	02/13/31	210	210,761
3.194%(ff)	07/23/30	35	36,908
Sub. Notes, MTN
4.450%	03/03/26	15	16,529
BNG Bank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
2.500%	01/23/23	1,000	1,020,420
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	90	91,514
Sr. Unsec’d. Notes
2.666%(ff)	01/29/31	155	157,383
2.976%(ff)	11/05/30	180	187,033
Sub. Notes
4.450%	09/29/27	15	16,725
Development Bank of Japan, Inc. (Japan),
Sr. Unsec’d. Notes
2.500%	10/18/22	200	203,042
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, EMTN
3.250%	09/26/23	1,000	1,041,633
JPMorgan Chase &Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	20	20,444
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(oo)	35	35,201
Sr. Unsec’d. Notes
2.739%(ff)	10/15/30	515	528,416
4.005%(ff)	04/23/29	55	60,764
Landwirtschaftliche Rentenbank (Germany),
Gov’t. Gtd. Notes
2.375%	06/10/25	500	520,497
Gov’t. Gtd. Notes, EMTN
1.875%	04/17/23	200	203,277
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31	280	286,817
Sub. Notes, MTN
3.950%	04/23/27	55	60,483
Oesterreichische Kontrollbank AG (Austria),
Gov’t. Gtd. Notes
1.500%	02/12/25	1,500	1,518,810
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.450%	04/23/29	20	21,767
Wells Fargo &Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	245	250,073

			7,116,746

Chemicals — 0.0%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.625%	05/15/26	25	26,941

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 0.1%
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25	15	$15,427
3.750%	06/01/23	25	25,765

			41,192

Diversified Financial Services — 0.1%
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
2.750%	10/01/29	70	73,227

Electric — 1.2%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.700%	07/15/30	295	327,539
Florida Power & Light Co.,
First Mortgage
2.850%	04/01/25	415	434,283
Nevada Power Co.,
General Ref. Mortgage, Series CC
3.700%	05/01/29	40	43,999
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A
2.875%	07/15/29	45	47,481

			853,302

Foods — 0.1%
Kraft Heinz Foods Co.,
Gtd. Notes
3.750%	04/01/30	90	97,240

Gas — 0.0%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
2.625%	09/15/29	30	30,992

Healthcare-Products — 0.1%
Baxter International, Inc.,
Sr. Unsec’d. Notes
3.950%	04/01/30	80	89,275

Healthcare-Services — 0.2%
Anthem, Inc.,
Sr. Unsec’d. Notes
2.875%	09/15/29	65	67,986
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	75	78,184

			146,170

Insurance — 0.1%
Unum Group,
Sr. Unsec’d. Notes
4.000%	06/15/29	50	55,284

Media — 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.050%	03/30/29	395	453,997

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2030 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Comcast Corp.,
Gtd. Notes
3.400%	04/01/30	50	$54,496
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24	345	359,548
3.500%	08/15/27	100	107,524

			975,565

Mining — 0.0%
Newmont Corp.,
Gtd. Notes
2.800%	10/01/29	10	10,281

Multi-National — 1.1%
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.625%	01/30/24	500	519,019
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
3.250%	02/11/22	50	50,128
FMS Wertmanagement (Germany),
Gov’t. Gtd. Notes
2.750%	03/06/23	200	205,060

			774,207

Oil &Gas — 1.0%
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.400%	04/15/29	50	55,333
ConocoPhillips,
Gtd. Notes, 144A
4.300%	08/15/28	450	506,440
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	50	52,192
4.500%	04/15/23	25	25,810
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	45	46,718
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26	55	61,034

			747,527

Pharmaceuticals — 1.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29	340	363,985
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.400%	07/26/29	10	10,938
Cigna Corp.,
Gtd. Notes
3.500%	06/15/24	100	104,966

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	350	$359,886

			839,775

Pipelines — 0.7%
Energy Transfer LP,
Sr. Unsec’d. Notes
2.900%	05/15/25	170	175,657
3.750%	05/15/30	280	297,586
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29	40	42,491

			515,734

Retail — 0.5%
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/30	305	344,731

Semiconductors — 0.0%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	10	10,052

Telecommunications — 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29	200	225,030

TOTAL CORPORATE BONDS (cost $ 13,811,156)			14,139,790

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.0%
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	15	15,800

(cost $ 15,358)
SOVEREIGN BONDS —15.6%
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.750%	10/17/24	1,000	1,017,920
3.250%	07/20/23	200	207,589
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN
1.750%	09/05/24	1,000	1,015,644
3.250%	04/24/23	200	206,440
Kommunalbanken A/S (Norway),
Sr. Unsec’d. Notes, EMTN
2.000%	06/19/24	200	205,214
Kommuninvest I Sverige AB (Sweden),
Local Gov’t. Gtd. Notes, EMTN
3.000%	03/23/22	200	201,184
Kuntarahoitus OYJ (Finland),
Local Gov’t. Gtd. Notes, EMTN
2.375%	03/15/22	200	200,812
Province of Alberta (Canada),
Sr. Unsec’d. Notes
1.300%	07/22/30	405	386,283

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BOND PORTFOLIO 2030 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
2.200%	07/26/22	150	$151,504
3.300%	03/15/28	1,005	1,100,851
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22	150	151,869
2.250%	06/02/26	150	155,833
Sr. Unsec’d. Notes, Series 10
1.750%	09/27/24	1,500	1,529,727
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
2.125%	05/04/22	300	301,817
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24	1,500	1,555,931
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.250%	05/18/22	100	100,727
2.300%	06/15/26	150	155,643
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27	250	265,727
Sr. Unsec’d. Notes, Series PD
7.500%	09/15/29	400	559,324
Sr. Unsec’d. Notes, Series QX
1.500%	02/11/25	1,500	1,516,573
SFIL SA(France),
Sr. Unsec’d. Notes, EMTN
2.625%	04/25/22	200	201,445
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.500%	06/08/22	200	201,713

TOTAL SOVEREIGN BONDS (cost $11,430,833)			11,389,770

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.6%
Federal Home Loan Bank
3.250%	11/16/28(k)	2,000	2,232,312
Federal Home Loan Mortgage Corp.
1.500%	02/12/25	2,000	2,030,128
Federal National Mortgage Assoc
1.625%	01/07/25(k)	2,000	2,035,876

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $6,369,464)			6,298,316

U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Notes
2.375%	08/15/24(k)	20	20,767
U.S. Treasury Strips Coupon
1.450%(s)	08/15/42(k)	75	48,823
1.463%(s)	11/15/42(k)	70	45,369
1.470%(s)	11/15/41(k)	70	46,208
2.165%(s)	08/15/39(k)	100	70,426
2.220%(s)	05/15/43	680	434,828
2.416%(s)	05/15/42	20	13,089

TOTAL U.S. TREASURY OBLIGATIONS (cost $684,920)			679,510

TOTAL LONG-TERM INVESTMENTS (cost $60,180,770)			60,894,050

	Shares	Value

SHORT-TERM INVESTMENTS — 16.5%
AFFILIATED MUTUAL FUNDS
PGIM Core Short-Term Bond Fund(wc)	842,530	$7,742,847
PGIM Core Ultra Short Bond Fund(wc)	3,957,416	3,957,416
PGIM Institutional Money Market Fund (cost $356,454; includes $356,415 of cash collateral for securities on loan)(b)(wc)	356,833	356,583

TOTAL SHORT-TERM INVESTMENTS (cost $12,021,619)		12,056,846

TOTAL INVESTMENTS—99.9% (cost $72,202,389)		72,950,896
Other assets in excess of liabilities(z) — 0.1%		81,696

NET ASSETS — 100.0%		$73,032,592

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $299,362; cash collateral of $356,415 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wc)

PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BOND PORTFOLIO 2030 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
108	10 Year U.S. Treasury Notes	Mar. 2022	$14,090,625	$143,856
400	10 Year U.S. Ultra Treasury Notes	Mar. 2022	58,575,000	368,500

				512,356

Short Positions:
69	2 Year U.S.Treasury Notes	Mar. 2022	15,053,860	17,459
147	5 Year U.S.Treasury Notes	Mar. 2022	17,783,554	(19,285)
6	20 Year U.S. Treasury Bonds	Mar. 2022	962,625	835
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	197,125	(3,142)

				(4,133)

				$508,223

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.37.V1	12/20/26	1.000	%(Q)	5,000	$(118,035)	$(123,808)	$(5,773)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
1,710	02/02/26	2.295%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	$(3,788)	$(128,436)	$(124,648)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BOND PORTFOLIO 2030 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Inflation swap agreements outstanding at December 31, 2021 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements (cont’d):
1,020	02/18/26	2.370%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	$—	$(71,723)	$(71,723)

				$(3,788)	$(200,159)	$(196,371)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreement:
617	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	$—	$(1,075)	$(1,075)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$1,761,898

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$2,909,199	$—
Collateralized Loan Obligations	—	13,572,155	—
Consumer Loans	—	111,532	—
Credit Cards	—	506,617	—
Student Loan	—	100,812	—
Commercial Mortgage-Backed Securities	—	11,170,549	—
Corporate Bonds	—	14,139,790	—
Residential Mortgage-Backed Security	—	15,800	—
Sovereign Bonds	—	11,389,770	—
U.S. Government Agency Obligations	—	6,298,316	—
U.S. Treasury Obligations	—	679,510	—
Short-Term Investments
Affiliated Mutual Funds	12,056,846	—	—

Total	$12,056,846	$60,894,050	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BOND PORTFOLIO 2030 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$530,650	$—	$—

Liabilities
Futures Contracts	$(22,427)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(5,773)	—
Centrally Cleared Inflation Swap Agreements	—	(196,371)	—
Centrally Cleared Interest Rate Swap Agreement	—	(1,075)	—

Total	$(22,427)	$(203,219)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation)on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Collateralized Loan Obligations	18.6%
Affiliated Mutual Funds (0.5% represents investments purchased with collateral from securities on loan)	16.5
Sovereign Bonds	15.6
Commercial Mortgage-Backed Securities	15.3
Banks	9.8
U.S. Government Agency Obligations	8.6
Automobiles	4.0
Media	1.3
Electric	1.2
Pharmaceuticals	1.2
Multi-National	1.1
Oil &Gas	1.0
U.S. Treasury Obligations	0.9
Agriculture	0.8
Pipelines	0.7
Credit Cards	0.7
Aerospace &Defense	0.7
Retail	0.5
Telecommunications	0.3
Healthcare-Services	0.2

Consumer Loans	0.2%
Student Loan	0.1
Foods	0.1
Healthcare-Products	0.1
Auto Manufacturers	0.1
Diversified Financial Services	0.1
Insurance	0.1
Commercial Services	0.1
Gas	0.0	*
Chemicals	0.0	*
Residential Mortgage-Backed Security	0.0	*
Airlines	0.0	*
Mining	0.0	*
Semiconductors	0.0	*

	99.9
Other assets in excess of liabilities	0.1

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$5,773	*
Interest rate contracts	Due from/to broker-variation margin futures	530,650	*	Due from/to broker-variation margin futures	22,427	*

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BOND PORTFOLIO 2030 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	—	$—	Due from/to broker-variation margin swaps	$197,446	*

		$530,650		$225,646

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(63,060)
Interest rate contracts	(719,882)	(5,234,806)

Total	$(719,882)	$(5,297,866)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$8,367
Interest rate contracts	620,542	1,061,072

Total	$620,542	$1,069,439

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$50,299,679	$71,856,238

Inflation Swap Agreements(1)	Interest Rate Swap Agreements(1)	Credit Default Swap Agreements— Buy Protection(1)

$2,796,000	$56,605,800	$5,000,000

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BOND PORTFOLIO 2030 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$299,362	$(299,362)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BOND PORTFOLIO 2030 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $299,362:
Unaffiliated investments (cost $60,180,770)	$60,894,050
Affiliated investments (cost $12,021,619)	12,056,846
Dividends and interest receivable	375,999
Due from broker-variation margin futures	94,485
Receivable for Portfolio shares sold	281
Due from broker-variation margin swaps	102
Prepaid expenses and other assets	53,824

Total Assets	73,475,587

LIABILITIES
Payable to broker for collateral for securities on loan	356,415
Audit fee payable	44,600
Accrued expenses and other liabilities	23,906
Management fee payable	11,407
Payable for Portfolio shares purchased	3,875
Distribution fee payable	2,001
Affiliated transfer agent fee payable	451
Trustees’ fees payable	340

Total Liabilities	442,995

NET ASSETS	$73,032,592

Net assets were comprised of:
Partners’ Equity	$73,032,592

Net asset value and redemption price per share, $73,032,592 / 5,819,216 outstanding shares of beneficial interest	$12.55

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income(net of $7,007 foreign withholding tax, all of which is reimbursable by an affiliate)	$1,704,503
Affiliated dividend income	95,947
Income from securities lending, net (including affiliated income of $864)	865

Total income	1,801,315

EXPENSES
Management fee	493,333
Distribution fee	258,704
Audit fee	46,300
Custodian and accounting fees	42,177
Legal fees and expenses	29,532
Trustees’ fees	10,900
Shareholders’ reports	9,939
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	40,286

Total expenses	938,594

NET INVESTMENT INCOME (LOSS)	862,721

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $41,639)	1,171,102
Futures transactions	(719,882)
Swap agreements transactions	(5,297,866)

(4,846,646)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(67,373))	(3,615,512)
Futures	620,542
Swap agreements	1,069,439

(1,925,531)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(6,772,177)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,909,456)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$862,721	$2,018,680
Net realized gain (loss) on investment transactions	(4,846,646)	19,802,414
Net change in unrealized appreciation (depreciation) on investments	(1,925,531)	3,216,955

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,909,456)	25,038,049

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [651,999 and 34,984,103 shares, respectively]	8,043,279	435,041,944
Portfolio shares purchased [5,583,031 and 27,237,069 shares, respectively]	(69,938,660)	(353,605,808)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(61,895,381)	81,436,136

TOTAL INCREASE (DECREASE)	(67,804,837)	106,474,185
NET ASSETS:
Beginning of year	140,837,429	34,363,244

End of year	$73,032,592	$140,837,429

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BOND PORTFOLIO 2031
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 83.3%
ASSET-BACKED SECURITIES — 23.7%
Automobiles — 5.6%
AmeriCredit Automobile Receivables Trust,
Series 2021-01, Class C
0.890%	10/19/26	800	$790,923
CarMax Auto Owner Trust,
Series 2021-01, Class C
0.940%	12/15/26	200	196,409
Enterprise Fleet Funding LLC,
Series 2021-01, Class A2, 144A
0.440%	12/21/26	94	93,365
Ford Credit Auto Owner Trust,
Series 2020-02, Class A, 144A
1.060%	04/15/33	500	489,963
Series 2021-A,Class C
0.830%	08/15/28	100	97,739
Ford Credit Floorplan Master Owner Trust,
Series 2020-02, Class A
1.060%	09/15/27	300	295,380
GLS Auto Receivables Issuer Trust,
Series 2021-04A, Class A, 144A
0.840%	07/15/25	200	199,959
GM Financial Consumer Automobile Receivables Trust,
Series 2021-01, Class C
1.040%	05/17/27	200	197,179
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	300	295,496
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	300	297,040
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	800	844,072
Santander Consumer Auto Receivables Trust,
Series 2021-AA, Class C, 144A
1.030%	11/16/26	200	196,004
Santander Drive Auto Receivables Trust,
Series 2020-03, Class C
1.120%	01/15/26	200	200,582
Series 2021-01, Class C
0.750%	02/17/26	300	299,696
Series 2021-02, Class C
0.900%	06/15/26	300	299,104
Series 2021-03, Class C
0.950%	09/15/27	300	297,108

			5,090,019

Collateralized Loan Obligations — 17.6%
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)
0.988%(c)	11/17/27	332	331,845
Atrium (Cayman Islands),
Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)
0.958%(c)	04/22/27	1,344	1,344,007

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
1.084%(c)	04/23/31	2,000	$1,996,998
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR2, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.104%(c)	10/15/28	868	867,200
Battalion CLO Ltd. (Cayman Islands),
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.274%(c)	04/24/34	750	750,307
CIFC Funding Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.140%(c)	04/23/29	1,966	1,964,778
Crestline Denali CLO Ltd. (Cayman Islands),
Series 2018-01A, Class AR, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)
1.184%(c)	10/15/31	1,250	1,249,197
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.282%(c)	04/20/34	1,250	1,249,998
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/20/31	1,500	1,499,526
Hayfin US Ltd. (Cayman Islands),
Series 2018-09A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.286%(c)	04/28/31	1,000	999,998
JMP Credit Advisors CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.402%(c)	07/17/29	234	234,050
Oaktree CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.870% (Cap N/A, Floor 0.000%)
1.002%(c)	10/20/27	67	66,385
Octagon Investment Partners 45 Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
1.454%(c)	10/15/32	250	250,034
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.132%(c)	10/20/31	1,250	1,249,228
Voya CLO Ltd. (Cayman Islands),
Series 2016-01A,Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.202%(c)	01/20/31	850	849,563
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A,Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	07/17/31	1,000	999,005

			15,902,119

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BOND PORTFOLIO 2031 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans — 0.4%
OneMain Financial Issuance Trust,
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
0.810%(c)	06/16/36	400	$400,199

Student Loan — 0.1%
ELFI Graduate Loan Program LLC,
Series 2020-A,Class A, 144A
1.730%	08/25/45	49	48,721

TOTAL ASSET-BACKED SECURITIES (cost $21,421,948)			21,441,058

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.0%
BANK,
Series 2019-BN19,Class A1
2.263%	08/15/61	409	414,373
Series 2020-BN25,Class A3
2.391%	01/15/63	100	101,995
Series 2020-BN26,Class A3
2.155%	03/15/63	250	249,039
Series 2020-BN28,Class A3
1.584%	03/15/63	1,500	1,440,440
Barclays Commercial Mortgage Securities Trust,
Series 2020-C08, Class ASB
1.867%	10/15/53	500	497,184
Benchmark Mortgage Trust,
Series 2020-B16, Class A3
2.475%	02/15/53	100	102,400
Series 2020-B17, Class A4
2.042%	03/15/53	125	123,678
Series 2020-B19, Class A4
1.546%	09/15/53	1,500	1,442,765
Series 2020-B20, Class A3
1.945%	10/15/53	750	743,889
Series 2021-B24, Class A3
2.010%	03/15/54	1,200	1,205,111
Commercial Mortgage Trust,
Series 2013-LC06, Class ASB
2.478%	01/10/46	16	16,283
Series 2014-UBS06, Class A4
3.378%	12/10/47	185	192,386
Series 2015-CR23, Class ASB
3.257%	05/10/48	213	219,639
Series 2015-CR25, Class ASB
3.537%	08/10/48	752	781,819
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class A4
3.718%	08/15/48	1,067	1,134,378
FHLMC Multifamily Structured Pass-Through Certificates,
Series K736,Class X1, IO
1.311%(cc)	07/25/26	7,979	387,086
GS Mortgage Securities Trust,
Series 2013-GC12, Class AAB
2.678%	06/10/46	22	21,824
Series 2015-GS01, Class AAB
3.553%	11/10/48	1,524	1,593,448

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-GC45, Class A3
2.639%	02/13/53	100	$103,261
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14, Class ASB
3.761%(cc)	08/15/46	1,234	1,264,839
Series 2014-C24, Class A4A1
3.373%	11/15/47	295	305,422
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class ASB
2.554%	04/15/46	32	32,416
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50	315	314,818
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class ASB
3.398%	07/15/50	273	282,189
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A5
2.850%	12/10/45	500	503,664
Wells Fargo Commercial Mortgage Trust,
Series 2020-C55, Class A3
2.462%	02/15/53	100	102,637

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $13,847,369)			13,576,983

CORPORATE BONDS —18.5%
Aerospace &Defense — 0.4%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.950%	02/01/30(a)	325	329,120
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.400%	05/01/30	20	23,104

			352,224

Agriculture — 0.5%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
4.700%	04/02/27	380	418,735

Auto Manufacturers — 0.6%
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23	25	25,751
3.950%	04/13/24	500	526,556

			552,307

Banks — 5.7%
Bank of America Corp.,
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25(oo)	5	5,071
Sr. Unsec’d. Notes
2.687%(ff)	04/22/32	315	319,961
Sr. Unsec’d. Notes, MTN
2.015%(ff)	02/13/26	145	146,920
2.496%(ff)	02/13/31	315	316,141

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BOND PORTFOLIO 2031 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
BNG Bank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
2.500%	01/23/23	200	$204,084
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.904%(ff)	09/30/28	300	293,363
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.666%(ff)	01/29/31	375	380,765
3.352%(ff)	04/24/25	160	167,136
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.222%(ff)	09/18/24	500	506,590
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, 144A, MTN
3.125%	09/06/23	500	519,165
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, EMTN
0.750%	05/07/23	250	250,142
3.250%	09/26/23	250	260,408
JPMorgan Chase &Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	5	5,111
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(oo)	5	5,029
Sr. Unsec’d. Notes
2.739%(ff)	10/15/30	820	841,362
Landwirtschaftliche Rentenbank (Germany),
Gov’t. Gtd. Notes
2.375%	06/10/25	200	208,199
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31	350	358,521
Oesterreichische Kontrollbank AG (Austria),
Gov’t. Gtd. Notes
1.500%	02/12/25	200	202,508
Wells Fargo &Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	170	173,520

			5,163,996

Chemicals — 0.6%
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23	500	525,713

Diversified Financial Services —1.1%
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
1.000%	04/17/23	500	502,207
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes
1.625%	09/12/24	500	507,369

			1,009,576

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 0.9%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.700%	07/15/30	390	$433,018
Florida Power & Light Co.,
First Mortgage
2.850%	04/01/25	45	47,091
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	305	314,500

			794,609

Healthcare-Products — 0.0%
Baxter International, Inc.,
Sr. Unsec’d. Notes
3.950%	04/01/30	10	11,159

Healthcare-Services — 0.6%
HCA, Inc.,
Sr. Sec’d. Notes
5.000%	03/15/24	500	537,901

Insurance — 0.5%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29	415	477,862

Media — 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.050%	03/30/29	665	764,324
Comcast Corp.,
Gtd. Notes
3.400%	04/01/30	10	10,899
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24	35	36,476

			811,699

Mining — 0.4%
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30	375	370,070

Multi-National — 0.2%
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.625%	01/30/24	200	207,608

Oil &Gas — 1.7%
ConocoPhillips,
Gtd. Notes, 144A
3.750%	10/01/27	245	268,132
4.300%	08/15/28	300	337,627
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23	6	6,194
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	400	415,272
3.125%	03/24/31	150	154,666

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BOND PORTFOLIO 2031 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil &Gas (cont’d.)
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	385	$365,521

			1,547,412

Pharmaceuticals — 1.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29	495	529,919
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	50	51,412
Viatris, Inc.,
Gtd. Notes
2.700%	06/22/30	370	371,392

			952,723

Pipelines — 1.0%
Energy Transfer LP,
Sr. Unsec’d. Notes
3.750%	05/15/30(a)	470	499,519
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	420	428,795

			928,314

Retail — 0.4%
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/30	335	378,639

Semiconductors — 0.6%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	550	552,864

Telecommunications — 1.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.300%	02/15/30	255	287,293
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
2.550%	02/15/31	520	517,576
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.550%	03/21/31	305	308,101

			1,112,970

TOTAL CORPORATE BONDS (cost $16,714,208)			16,706,381

SOVEREIGN BONDS — 4.7%
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.750%	10/17/24	200	203,584
3.375%	10/31/23	400	418,433
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN
1.750%	09/05/24	600	609,386

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Province of Alberta (Canada),
Sr. Unsec’d. Notes
1.300%	07/22/30	80	$76,303
1.875%	11/13/24	300	306,521
3.300%	03/15/28	100	109,537
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22	500	506,228
Sr. Unsec’d. Notes, Series 10
1.750%	09/27/24	200	203,964
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
2.125%	05/04/22	300	301,817
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24	200	207,457
Province of Ontario (Canada),
Sr. Unsec’d. Notes
3.400%	10/17/23	400	418,368
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27	100	106,291
Sr. Unsec’d. Notes, Series PD
7.500%	09/15/29	50	69,916
Sr. Unsec’d. Notes, Series QX
1.500%	02/11/25	500	505,524
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
3.250%	06/01/23	200	206,701

TOTAL SOVEREIGN BONDS (cost $4,271,649)			4,250,030

U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.7%
Federal Home Loan Bank
0.375%	09/04/25	500	485,919
0.500%	04/14/25	2,000	1,963,720
3.250%	11/16/28	1,900	2,120,696
Federal Home Loan Mortgage Corp.
0.375%	07/21/25	3,000	2,922,299
1.500%	02/12/25	2,000	2,030,128
6.750%	09/15/29	90	124,658
Federal National Mortgage Assoc
0.500%	06/17/25	1,000	980,188
0.875%	08/05/30	1,300	1,225,418
1.625%	01/07/25(k)	2,000	2,035,876
6.625%	11/15/30	200	282,183

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $14,523,309)			14,171,085

U.S. TREASURY OBLIGATIONS — 5.7%
U.S. Treasury Bonds
2.250%	05/15/41	1,700	1,784,469
3.125%	02/15/43(k)	890	1,073,145
U.S. Treasury Notes
0.125%	06/30/23	420	417,129
0.500%	08/31/27	215	205,241
0.750%	04/30/26	345	338,262
1.125%	02/28/22(k)	395	395,617
1.500%	11/30/28	290	291,223

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BOND PORTFOLIO 2031 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
U.S. Treasury Strips Coupon
2.220%(s)	05/15/43	990	$633,059

TOTAL U.S. TREASURY OBLIGATIONS (cost $5,245,899)			5,138,145

TOTAL LONG-TERM INVESTMENTS (cost $76,024,382)			75,283,682

		Shares
SHORT-TERM INVESTMENTS —17.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Short-Term Bond Fund(wc)		1,049,316	9,643,215
PGIM Core Ultra Short Bond Fund(wc)		5,066,460	5,066,460
PGIM Institutional Money Market Fund (cost $751,768; includes $751,697 of cash collateral for securities on loan)(b)(wc)		752,295	751,768

TOTAL SHORT-TERM INVESTMENTS (cost $15,480,221)			15,461,443

TOTAL INVESTMENTS—100.4% (cost $91,504,603)			90,745,125
Liabilities in excess of other assets(z) — (0.4)%			(400,979)

NET ASSETS — 100.0%			$90,344,146

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $735,957; cash collateral of $751,697 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wc)

PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

(z)	Includes net unrealized appreciation/(depreciation)and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
720	10 Year U.S. Ultra Treasury Notes	Mar. 2022	$105,435,000	$694,508

Short Positions:
50	2 Year U.S. Treasury Notes	Mar. 2022	10,908,594	11,753
135	5 Year U.S. Treasury Notes	Mar. 2022	16,331,836	(16,395)
206	10 Year U.S. Treasury Notes	Mar. 2022	26,876,563	(287,445)
26	20 Year U.S. Treasury Bonds	Mar. 2022	4,171,375	52,206
5	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	985,625	(13,148)

				(253,029)

				$441,479

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BOND PORTFOLIO 2031 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Inflation swap agreements outstanding at December 31, 2021:
Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
3,735	02/02/26	2.295%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	$(14,412)	$(280,531)	$(266,119)
1,110	02/18/26	2.370%(T)	U.S.CPI Urban Consumers NSA Index(2)(T)	—	(78,052)	(78,052)

				$(14,412)	$(358,583)	$(344,171)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreement:
740	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	$—	$(1,289)	$(1,289)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$383,598
J.P. Morgan Securities LLC	—	1,616,893

Total	$—	$2,000,491

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$5,090,019	$—
Collateralized Loan Obligations	—	15,902,119	—
Consumer Loans	—	400,199	—
Student Loan	—	48,721	—
Commercial Mortgage-Backed Securities	—	13,576,983	—
Corporate Bonds	—	16,706,381	—
Sovereign Bonds	—	4,250,030	—
U.S. Government Agency Obligations	—	14,171,085	—
U.S. Treasury Obligations	—	5,138,145	—
Short-Term Investments
Affiliated Mutual Funds	15,461,443	—	—

Total	$15,461,443	$75,283,682	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BOND PORTFOLIO 2031 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$758,467	$—	$—

Liabilities
Futures Contracts	$(316,988)	$—	$—
Centrally Cleared Inflation Swap Agreements	—	(344,171)	—
Centrally Cleared Interest Rate Swap Agreement	—	(1,289)	—

Total	$(316,988)	$(345,460)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation)on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Collateralized Loan Obligations	17.6%
Affiliated Mutual Funds (0.8% represents investments purchased with collateral from securities on loan)	17.1
U.S.Government Agency Obligations	15.7
Commercial Mortgage-Backed Securities	15.0
Banks	5.7
U.S.Treasury Obligations	5.7
Automobiles	5.6
Sovereign Bonds	4.7
Oil &Gas	1.7
Telecommunications	1.3
Diversified Financial Services	1.1
Pharmaceuticals	1.1
Pipelines	1.0
Media	0.9
Electric	0.9
Semiconductors	0.6
Auto Manufacturers	0.6

Healthcare-Services	0.6%
Chemicals	0.6
Insurance	0.5
Agriculture	0.5
Consumer Loans	0.4
Retail	0.4
Mining	0.4
Aerospace & Defense	0.4
Multi-National	0.2
Student Loan	0.1
Healthcare-Products	0.0 *

100.4
Liabilities in excess of other assets	(0.4)

100.0%

*  Less than +/-0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$758,467	*	Due from/to broker-variation margin futures	$316,988	*
Interest rate contracts	—	—		Due from/to broker-variation margin swaps	345,460	*

		$758,467			$662,448

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable)is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BOND PORTFOLIO 2031 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$922,791	$(7,133,812)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$525,774	$2,217,906

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$68,782,357	$113,647,464

Inflation Swap Agreements(1)	Interest Rate Swap Agreements(1)
$4,542,000	$87,031,400

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$735,957	$(735,957)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BOND PORTFOLIO 2031 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $735,957:
Unaffiliated investments (cost $76,024,382)	$75,283,682
Affiliated investments (cost $15,480,221)	15,461,443
Dividends and interest receivable	306,683
Due from broker-variation margin futures	144,098
Due from broker-variation margin swaps	3,771
Prepaid expenses	3,071

Total Assets	91,202,748

LIABILITIES
Payable to broker for collateral for securities on loan	751,697
Audit fee payable	44,600
Accrued expenses and other liabilities	24,227
Payable for Portfolio shares purchased	20,557
Management fee payable	14,256
Distribution fee payable	2,474
Affiliated transfer agent fee payable	451
Trustees’ fees payable	340

Total Liabilities	858,602

NET ASSETS	$90,344,146

Net assets were comprised of:
Partners’ Equity	$90,344,146

Net asset value and redemption price per share, $90,344,146 / 8,382,772 outstanding shares of beneficial interest	$10.78

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$1,743,962
Affiliated dividend income	135,601
Income from securities lending, net (including affiliated income of $135)	136

Total income	1,879,699

EXPENSES
Management fee	703,283
Distribution fee	368,800
Audit fee	46,300
Custodian and accounting fees	45,048
Legal fees and expenses	30,011
Trustees’ fees	11,670
Shareholders’ reports	9,891
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	70,917

Total expenses	1,293,343

NET INVESTMENT INCOME (LOSS)	586,356

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(7,789))	(1,057,938)
Futures transactions	922,791
Swap agreements transactions	(7,133,812)

(7,268,959)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(34,548))	(1,922,162)
Futures	525,774
Swap agreements	2,217,906

821,518

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(6,447,441)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,861,085)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	January 02, 2020(a) through December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$586,356	$198,109
Net realized gain (loss) on investment transactions	(7,268,959)	1,078,311
Net change in unrealized appreciation (depreciation) on investments	821,518	(1,484,977)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,861,085)	(208,557)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [12,351,812 and 19,023,557 shares, respectively]	130,595,797	215,748,396
Portfolio shares purchased [16,901,201 and 6,091,396 shares, respectively]	(180,784,702)	(69,145,703)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(50,188,905)	146,602,693

TOTAL INCREASE (DECREASE)	(56,049,990)	146,394,136
NET ASSETS:
Beginning of period	146,394,136	—

End of period	$90,344,146	$146,394,136

(a)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BOND PORTFOLIO 2032
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 86.7%
ASSET-BACKED SECURITIES — 20.5%
Automobiles — 5.4%
AmeriCredit Automobile Receivables Trust,
Series 2021-01, Class C
0.890%	10/19/26	1,100	$1,087,519
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-02A, Class A, 144A
2.020%	02/20/27	600	606,377
Series 2021-02A, Class A, 144A
1.660%	02/20/28	300	297,270
CarMax Auto Owner Trust,
Series 2021-04, Class C
1.380%	07/15/27	50	49,027
Enterprise Fleet Funding LLC,
Series 2021-01, Class A2, 144A
0.440%	12/21/26	47	46,683
Ford Credit Auto Owner Trust,
Series 2020-02, Class A, 144A
1.060%	04/15/33	970	950,528
Series 2021-02, Class A, 144A
1.530%	05/15/34	400	397,563
Series 2021-A,Class C
0.830%	08/15/28	50	48,869
GLS Auto Receivables Issuer Trust,
Series 2021-04A, Class A, 144A
0.840%	07/15/25	200	199,959
OneMain Direct Auto Receivables Trust,
Series 2021-01A, Class A, 144A
0.870%	07/14/28	800	789,670
Santander Drive Auto Receivables Trust,
Series 2021-01, Class C
0.750%	02/17/26	50	49,949
Series 2021-03, Class C
0.950%	09/15/27	975	965,600
World Omni Select Auto Trust,
Series 2021-A,Class C
1.090%	11/15/27	50	49,143

			5,538,157

Collateralized Loan Obligations — 14.2%
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR +1.100% (Cap N/A, Floor 1.100%)
1.228%(c)	10/25/33	750	750,030
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A,3 Month LIBOR +1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	10/17/32	250	249,904
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR +1.120% (Cap N/A, Floor 1.120%)
1.220%(cc)	01/20/32	500	499,999
Ballyrock CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR +1.010% (Cap N/A, Floor 1.010%)
1.142%(c)	10/20/31	750	749,760

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month LIBOR +1.010% (Cap N/A, Floor 1.010%)
1.129%(c)	10/15/33	750	$749,114
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1R, 144A,3 Month LIBOR +0.950% (Cap N/A, Floor 0.950%)
1.074%(c)	10/15/30	750	748,729
Series 2019-18A, Class A1R, 144A, 3 Month LIBOR +1.170% (Cap N/A, Floor 1.170%)
1.325%(c)	10/15/34	750	750,274
Carlyle US CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1AR, 144A,3 Month LIBOR +1.080% (Cap N/A,Floor 1.080%)
1.212%(c)	04/20/31	750	749,727
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month LIBOR +1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	01/20/35	750	750,039
ICG Rhinebeck CLO Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A
0.000%(cc)	10/26/34	750	750,063
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A,3 Month LIBOR +1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/34	250	250,047
KKR CLO Ltd. (Cayman Islands),
Series 18,Class AR, 144A, 3 Month LIBOR +0.940% (Cap N/A, Floor 0.940%)
1.062%(c)	07/18/30	1,000	1,000,000
Series 30A, Class A1R, 144A, 3 Month LIBOR +1.020% (Cap N/A, Floor 1.020%)
2.266%(c)	10/17/31	750	750,000
KVK CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR +0.930% (Cap N/A, Floor 0.000%)
1.090%(c)	05/20/29	161	161,230
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A,Class AARR, 144A, 3 Month LIBOR +1.080% (Cap N/A,Floor 1.080%)
1.198%(c)	10/15/32	750	749,398
Medalist Partners Corporate Finance CLO Ltd. (Cayman Islands),
Series 2021-01A,Class A1A, 144A, 3 Month LIBOR +1.230% (Cap N/A, Floor 1.230%)
1.441%(c)	10/20/34	750	749,994
MidOcean Credit CLO (Cayman Islands),
Series 2019-10A,Class A1R, 144A, 3 Month LIBOR +1.230% (Cap N/A, Floor 1.230%)
1.354%(c)	10/23/34	1,250	1,249,254
Mountain View CLO Ltd. (Cayman Islands),
Series 2019-01A,Class A1R, 144A, 3 Month LIBOR +1.250% (Cap N/A, Floor 1.250%)
1.374%(c)	10/15/34	750	750,001
Ocean Trails CLO (Cayman Islands),
Series 2020-09A,Class A1R, 144A, 3 Month LIBOR +1.220% (Cap N/A, Floor 1.220%)
1.344%(c)	10/15/34	250	250,000

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BOND PORTFOLIO 2032 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1A3, 144A, 3 Month LIBOR +1.100% (Cap N/A,Floor 1.100%)
1.232%(c)	10/20/31	250	$249,919
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A,3 Month LIBOR +1.180% (Cap N/A, Floor 1.180%)
1.304%(c)	10/15/34	250	249,855
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR +1.180% (Cap N/A,Floor 1.180%)
1.312%(cc)	10/29/34	250	250,000
Tralee CLO Ltd. (Cayman Islands),
Series 2019-06A, Class A1R, 144A,3 Month LIBOR +1.170%(Cap N/A, Floor 1.170%)
1.294%(c)	10/25/32	1,000	999,999
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR +1.210% (Cap N/A,Floor 1.210%)
1.334%(c)	10/15/34	250	250,000

			14,657,336

Consumer Loans — 0.8%
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28	200	202,793
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35	600	596,075
SoFi Consumer Loan Program Trust,
Series 2021-01, Class A, 144A
0.490%	09/25/30	84	83,662

			882,530

Credit Cards — 0.1%
American Express Credit Account Master Trust,
Series 2019-02, Class A
2.670%	11/15/24	100	100,688

TOTAL ASSET-BACKED SECURITIES (cost $21,261,198)			21,178,711

COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.9%
BANK,
Series 2020-BN25,Class A4
2.399%	01/15/63	650	658,773
Series 2021-BN31,Class A3
1.771%	02/15/54	100	97,107
Barclays Commercial Mortgage Securities Trust,
Series 2021-C10, Class ASB
2.268%	07/15/54	75	76,101
Benchmark Mortgage Trust,
Series 2021-B23, Class A4A1
1.823%	02/15/54	100	97,212

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust,
Series 2017-C08, Class A4
3.572%	06/15/50	400	$428,750
Citigroup Commercial Mortgage Trust,
Series 2017-P08, Class A3
3.203%	09/15/50	300	315,301
Commercial Mortgage Trust,
Series 2014-UBS05,Class A4
3.838%	09/10/47	210	221,628
Series 2015-LC23, Class A3
3.521%	10/10/48	459	481,805
Series 2015-PC01,Class A5
3.902%	07/10/50	75	79,929
Series 2016-COR01,Class A3
2.826%	10/10/49	297	304,619
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A4
3.795%(cc)	12/15/49	500	538,890
CSAIL Commercial Mortgage Trust,
Series 2020-C19, Class A2
2.320%	03/15/53	2,150	2,152,550
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class A4
3.801%	09/15/47	930	980,012
Series 2014-C24, Class A5
3.639%	11/15/47	2,000	2,105,853
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class A4
3.732%	05/15/48	400	426,528
Morgan Stanley Capital I Trust,
Series 2021-L06, Class ASB
2.250%	06/15/54	50	50,696
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C06, Class A4
3.244%	04/10/46	150	152,761
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK1, Class A3
2.652%	08/15/49	2,000	2,069,105
Series 2016-LC24, Class A4
2.942%	10/15/49	40	41,932

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $11,447,947)			11,279,552

CORPORATE BONDS — 15.9%
Aerospace &Defense — 0.3%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.700%	02/01/27	30	30,585
2.950%	02/01/30	295	298,740
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31	20	20,326

			349,651

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BOND PORTFOLIO 2032 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
2.450%	02/04/32	10	$9,493
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	130	127,762

			137,255

Airlines — 0.0%
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.250%	05/04/25	20	22,218

Auto Manufacturers — 0.4%
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
2.350%	01/08/31(a)	405	393,301
2.400%	04/10/28	30	29,999

			423,300

Banks —6.6%
Bank of America Corp.,
Sr. Unsec’d. Notes
2.687%(ff)	04/22/32	715	726,261
Sr. Unsec’d. Notes, MTN
3.124%(ff)	01/20/23	25	25,029
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32	40	40,512
BNG Bank NV (Netherlands),
Sr. Unsec’d .Notes, EMTN
2.500%	01/23/23	1,000	1,020,421
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.904%(ff)	09/30/28	200	195,576
3.375%	01/09/25	255	268,111
Citigroup, Inc.,
Sr. Unsec’d. Notes
1.462%(ff)	06/09/27	25	24,544
2.561%(ff)	05/01/32	390	392,224
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.091%(ff)	05/14/32	250	254,148
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, EMTN
3.250%	09/26/23	1,000	1,041,633
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.615%(ff)	04/22/32	235	236,194
JPMorgan Chase &Co.,
Sr. Unsec’d. Notes
2.069%(ff)	06/01/29	15	14,875
2.580%(ff)	04/22/32	745	754,283
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	07/18/25	50	48,682
Landwirtschaftliche Rentenbank (Germany),
Gov’t. Gtd. Notes
2.375%	06/10/25	1,000	1,040,993

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Morgan Stanley,
Sr. Unsec’d. Notes
1.593%(ff)	05/04/27	40	$39,590
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31	310	317,547
State Street Corp.,
Sub. Notes
2.200%	03/03/31	25	24,919
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.164%(ff)	02/11/26	25	25,413
2.572%(ff)	02/11/31	270	275,591

			6,766,546

Commercial Services — 0.1%
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31	50	49,334

Diversified Financial Services — 0.8%
American Express Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR +0.620%
0.780%(c)	05/20/22	38	38,047
Capital One Financial Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR +0.950%
1.148%(c)	03/09/22	50	50,035
CDP Financial, Inc. (Canada),
Gtd. Notes,144A
1.000%	04/17/23	250	251,104
CPPIB Capital, Inc. (Canada),
Gtd.Notes,144A, MTN
3.125%	09/25/23	250	260,044
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes,144A
0.875%	09/21/26	250	243,449

			842,679

Electric — 0.1%
Arizona Public Service Co.,
Sr. Unsec’d. Notes
2.200%	12/15/31	50	48,543
Atlantic City Electric Co.,
First Mortgage
2.300%	03/15/31	20	20,123
Center Point Energy Houston Electric LLC,
First Mortgage, Series AE
2.350%	04/01/31	20	20,365
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
0.650%	03/01/23	15	14,969

			104,000

Electronics — 0.0%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
2.300%	03/12/31	20	19,800

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BOND PORTFOLIO 2032 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Environmental Control — 0.0%
Waste Connections, Inc.,
Sr. Unsec’d. Notes
2.200%	01/15/32	35	$34,329

Healthcare-Services — 0.1%
UnitedHealth Group, Inc.,
Sr. Unsec’d .Notes
2.300%	05/15/31	20	20,320
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
2.650%	01/15/32	30	29,466

			49,786

Insurance — 0.3%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29	215	247,567

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
1.900%	03/12/31	25	24,848

Machinery-Diversified — 0.0%
Flowserve Corp.,
Sr. Unsec’d .Notes
2.800%	01/15/32	15	14,612

Media — 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.300%	02/01/32	485	460,873
5.050%	03/30/29	20	22,987
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31(a)	380	380,101

			863,961

Mining — 0.4%
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30	400	394,741

Miscellaneous Manufacturing — 0.1%
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes
2.200%	03/01/32	45	43,305

Multi-National — 1.0%
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.625%	01/30/24	1,000	1,038,038

Oil & Gas — 0.4%
Diamondback Energy, Inc.,
Gtd. Notes
3.125%	03/24/31	5	5,156
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	425	403,497

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
4.450%	01/15/26	15	$16,401

			425,054

Pharmaceuticals — 0.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	40	42,135
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
2.700%	03/15/31	20	20,233
Cigna Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/31	320	321,317
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	10	10,611
Viatris, Inc.,
Gtd. Notes
2.700%	06/22/30	560	562,106

			956,402

Pipelines — 1.6%
Energy Transfer LP,
Sr. Unsec’d. Notes
3.750%	05/15/30	175	185,991
4.950%	06/15/28	500	563,819
5.875%	01/15/24	25	26,977
MPLX LP,
Sr. Unsec’d. Notes
4.875%	12/01/24	25	27,169
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	205	209,293
4.350%	03/15/29	305	334,623
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	260	259,231

			1,607,103

Real Estate Investment Trusts (REITs) — 0.9%
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes
2.050%	01/15/32	40	39,503
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.500%	08/16/31	5	4,892
Corporate Office Properties LP,
Gtd. Notes
2.750%	04/15/31	5	4,973
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.250%	12/01/31	50	48,730
Phillips Edison Grocery Center Operating Partnership I LP,
Gtd. Notes
2.625%	11/15/31	395	386,447

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BOND PORTFOLIO 2032 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Realty Income Corp.,
Sr. Unsec’d. Notes
3.400%	01/15/28	15	$16,190
Sun Communities Operating LP,
Gtd. Notes
2.300%	11/01/28	125	124,122
2.700%	07/15/31	20	19,920
Welltower, Inc.,
Sr. Unsec’d. Notes
2.800%	06/01/31	315	322,038

			966,815

Retail — 0.0%
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31	30	29,708

Semiconductors — 0.0%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	25	25,130

Software — 0.0%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
2.250%	03/01/31	10	9,783

Telecommunications — 1.0%
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
2.550%	02/15/31	680	676,830
3.500%	04/15/25	25	26,493
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.550%	03/21/31	275	277,796

			981,119

TOTAL CORPORATE BONDS (cost $16,574,648)			16,427,084

SOVEREIGN BONDS — 3.0%
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.750%	10/17/24	1,000	1,017,920
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN
1.750%	09/05/24	1,000	1,015,644
Province of Alberta (Canada),
Sr. Unsec’d. Notes
1.300%	07/22/30	200	190,757
Province of British Columbia (Canada),
Sr. Unsec’d. Notes, Series 10
1.750%	09/27/24	250	254,955
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24	200	207,457
Province of Ontario (Canada),
Sr. Unsec’d. Notes
3.200%	05/16/24	200	210,398

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Province of Quebec (Canada),
Sr. Unsec’d. Notes
1.350%	05/28/30	200	$194,068

TOTAL SOVEREIGN BONDS (cost $3,120,683)			3,091,199

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
Federal Home Loan Bank
3.125%	09/12/25	120	128,456
3.250%	11/16/28(k)	1,000	1,116,156
Federal Home Loan Mortgage Corp.
0.375%	07/21/25	100	97,410
6.750%	03/15/31	500	716,780
Federal National Mortgage Assoc.
1.625%	01/07/25	36	36,646
6.250%	05/15/29	500	664,222
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31	200	195,840

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,971,532)			2,955,510

U.S. TREASURY OBLIGATIONS — 33.5%
U.S. Treasury Bonds
1.375%	11/15/40	4,365	3,974,878
2.250%	05/15/41	4,770	5,007,009
U.S. Treasury Notes
0.875%	11/15/30(k)	500	475,469
1.250%	11/30/26	610	609,952
1.250%	08/15/31	19,675	19,241,535
1.375%	11/15/31	1,075	1,061,563
U.S. Treasury Strips Coupon
1.756%(s)	08/15/37	1,515	1,123,467
2.133%(s)	05/15/41	4,540	3,040,204

TOTAL U.S. TREASURY OBLIGATIONS (cost $34,539,053)			34,534,077

TOTAL LONG-TERM INVESTMENTS (cost $89,915,061)			89,466,133

		Shares
SHORT-TERM INVESTMENTS — 13.5%
AFFILIATED MUTUAL FUNDS
PGIM Core Short-Term Bond Fund(wc)		868,921	7,985,384
PGIM Core Ultra Short Bond Fund(wc)		5,418,433	5,418,433
PGIM Institutional Money Market Fund (cost $567,297; includes $567,238 of cash collateral for securities on loan)(b)(wc)		567,695	567,297

TOTAL SHORT-TERM INVESTMENTS (cost $13,986,306)			13,971,114

TOTAL INVESTMENTS— 100.2% (cost $103,901,367)			103,437,247
Liabilities in excess of other assets(z) — (0.2)%			(212,440)

NET ASSETS — 100.0%			$103,224,807

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BOND PORTFOLIO 2032 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $556,092; cash collateral of $567,238 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021.Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wc)

PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
57	10 Year U.S. Treasury Notes	Mar. 2022	$7,436,719	$59,315
425	10 Year U.S. Ultra Treasury Notes	Mar. 2022	62,235,938	327,115
18	20 Year U.S. Treasury Bonds	Mar. 2022	2,887,875	46,797

				433,227

Short Positions:
58	2Year U.S. Treasury Notes	Mar. 2022	12,653,969	13,081
158	5Year U.S. Treasury Notes	Mar. 2022	19,114,296	(19,751)

				(6,670)

				$426,557

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$—	$1,389,469

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BOND PORTFOLIO 2032 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$5,538,157	$—
Collateralized Loan Obligations	—	14,657,336	—
Consumer Loans	—	882,530	—
Credit Cards	—	100,688	—
Commercial Mortgage-Backed Securities	—	11,279,552	—
Corporate Bonds	—	16,427,084	—
Sovereign Bonds	—	3,091,199	—
U.S. Government Agency Obligations	—	2,955,510	—
U.S. Treasury Obligations	—	34,534,077	—
Short-Term Investments
Affiliated Mutual Funds	13,971,114	—	—

Total	$13,971,114	$89,466,133	$—

Other Financial Instruments*
Assets
Futures Contracts	$446,308	$—	$—

Liabilities
Futures Contracts	$(19,751)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation)on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	33.5%
Collateralized Loan Obligations	14.2
Affiliated Mutual Funds (0.5% represents investments purchased with collateral from securities on loan)	13.5
Commercial Mortgage-Backed Securities	10.9
Banks	6.6
Automobiles	5.4
Sovereign Bonds	3.0
U.S. Government Agency Obligations	2.9
Pipelines	1.6
Multi-National	1.0
Telecommunications	1.0
Real Estate Investment Trusts (REITs)	0.9
Pharmaceuticals	0.9
Consumer Loans	0.8
Media	0.8
Diversified Financial Services	0.8
Oil &Gas	0.4
Auto Manufacturers	0.4
Mining	0.4
Aerospace &Defense	0.3

Insurance	0.3%
Agriculture	0.1
Electric	0.1
Credit Cards	0.1
Healthcare-Services	0.1
Commercial Services	0.1
Miscellaneous Manufacturing	0.1
Environmental Control	0.0	*
Retail	0.0	*
Semiconductors	0.0	*
Machinery-Construction & Mining	0.0	*
Airlines	0.0	*
Electronics	0.0	*
Machinery-Diversified	0.0	*
Software	0.0	*

	100.2
Liabilities in excess of other assets	(0.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BOND PORTFOLIO 2032 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$446,308	*	Due from/to broker-variation margin futures	$19,751	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable)is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$775,400	$(152,193)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$426,557

For the period ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$31,423,079	$19,029,139

Interest Rate Swap Agreements(1)
$1,832,500

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the period ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$556,092	$(556,092)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BOND PORTFOLIO 2032 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $556,092:
Unaffiliated investments (cost $89,915,061)	$89,466,133
Affiliated investments (cost $13,986,306)	13,971,114
Dividends and interest receivable	323,541
Due from broker-variation margin futures	112,979
Prepaid expenses	928

Total Assets	103,874,695

LIABILITIES
Payable to broker for collateral for securities on loan	567,238
Audit fee payable	44,600
Accrued expenses and other liabilities	20,020
Management fee payable	7,357
Payable for Portfolio shares purchased	7,054
Distribution fee payable	2,828
Affiliated transfer agent fee payable	451
Trustees’ fees payable	340

Total Liabilities	649,888

NET ASSETS	$103,224,807

Net assets were comprised of:
Partners’ Equity	$103,224,807

Net asset value and redemption price per share, $103,224,807 /10,905,431 outstanding shares of beneficial interest	$9.47

STATEMENT OF OPERATIONS

For the Period January 4, 2021* through December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$430,193
Affiliated dividend income	18,939
Affiliated income from securities lending, net	161

Total income	449,293

EXPENSES
Management fee	156,435
Distribution fee	82,033
Audit fee	44,600
Custodian and accounting fees	36,618
Legal fees and expenses	28,633
Trustees’ fees	9,940
Shareholders’ reports	8,921
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,389
Miscellaneous	9,413

Total expenses	383,982
Less: Fee waiver and/or expense reimbursement	(78,820)

Net expenses	305,162

NET INVESTMENT INCOME (LOSS)	144,131

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(112))	(729,082)
Futures transactions	775,400
Swap agreements transactions	(152,193)

(105,875)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(15,192))	(464,120)
Futures	426,557

(37,563)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(143,438)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$693

STATEMENT OF CHANGES IN NET ASSETS

January 04, 2021(a) through December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$144,131
Net realized gain (loss) on investment transactions	(105,875)
Net change in unrealized appreciation (depreciation) on investments	(37,563)

NET INCREASE (DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS	693

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [13,461,438 shares]	127,429,743
Portfolio shares purchased [2,556,007 shares]	(24,205,629)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	103,224,114

TOTAL INCREASE (DECREASE)	103,224,807
NET ASSETS:
Beginning of period	—

End of period	$103,224,807

(a)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.4%
COMMON STOCKS
Australia — 4.1%
Charter Hall Group, REIT	146,912	$2,197,544
Dexus, REIT	136,811	1,110,579
Goodman Group, REIT	34,971	674,745
Mirvac Group, REIT	409,595	868,661

		4,851,529

Belgium — 1.2%
Aedifica SA,REIT	5,381	703,809
VGP NV	2,266	661,995

		1,365,804

Canada — 0.6%
RioCan Real Estate Investment Trust, REIT	36,866	668,569

China — 0.4%
ESR Cayman Ltd., 144A*	79,400	268,296
Longfor Group Holdings Ltd., 144A	34,500	162,374

		430,670

France — 2.2%
ARGAN SA,REIT	5,311	704,028
ICADE, REIT	5,878	422,401
Klepierre SA,REIT*	48,814	1,157,077
Unibail-Rodamco-Westfield, REIT*	4,267	298,853

		2,582,359

Germany — 4.6%
LEG Immobilien SE	7,063	986,053
Sirius Real Estate Ltd.	281,147	538,448
VIB Vermoegen AG	4,427	229,307
Vonovia SE	65,783	3,628,026

		5,381,834

Hong Kong — 4.1%
CK Asset Holdings Ltd.	136,597	860,307
Link REIT,REIT	190,043	1,672,420
Sun Hung Kai Properties Ltd.	122,106	1,480,704
Wharf Real Estate Investment Co. Ltd.	165,701	840,603

		4,854,034

Japan — 8.9%
Activia Properties, Inc., REIT	73	264,164
Daiwa House REIT Investment Corp., REIT	136	412,689
GLP J-REIT,REIT	742	1,283,573
Invincible Investment Corp., REIT	1,367	432,135
Japan Metropolitan Fund Investment Corp., REIT	690	594,899
Mitsui Fudosan Co. Ltd.	121,426	2,406,031
Mitsui Fudosan Logistics Park, Inc., REIT	146	818,832
Nippon Building Fund, Inc., REIT	169	985,665
Nomura Real Estate Holdings, Inc.	24,400	561,776
Nomura Real Estate Master Fund, Inc., REIT	481	677,131
Sumitomo Realty & Development Co. Ltd.	13,900	409,104

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
Tokyu Fudosan Holdings Corp	144,070	$806,078
United Urban Investment Corp., REIT	686	807,008

		10,459,085

Macau — 0.4%
Sands China Ltd.*	212,409	494,271

Netherlands — 0.3%
CTP NV, 144A	13,829	294,851

Singapore — 3.7%
CapitaLand Integrated Commercial Trust, REIT	448,057	678,439
Capitaland Investment Ltd.*	423,998	1,073,818
Frasers Logistics & Commercial Trust, REIT	748,600	844,822
Keppel REIT, REIT	956,270	802,735
Parkway Life Real Estate Investment Trust, REIT	255,144	971,408

		4,371,222

Spain — 1.3%
Merlin Properties Socimi SA, REIT	105,705	1,166,659
Neinor Homes SA, 144A*	25,480	305,336

		1,471,995

Sweden — 2.5%
Castellum AB	30,774	829,400
Catena AB	10,017	624,771
Fabege AB	24,448	409,514
Fastighets AB Balder (Class B Stock)*	9,240	665,384
Wihlborgs Fastigheter AB	15,308	347,313

		2,876,382

United Kingdom — 5.8%
Assura PLC, REIT	808,965	764,621
British Land Co. PLC (The), REIT	81,030	581,302
Grainger PLC	171,233	728,555
Safestore Holdings PLC, REIT	53,476	1,020,047
Segro PLC, REIT	89,969	1,749,025
Tritax Big Box REIT PLC,REIT	357,155	1,203,692
Urban Logistics REIT PLC, REIT	107,915	272,853
Workspace Group PLC, REIT	48,094	527,650

		6,847,745

United States — 59.3%
American Tower Corp., REIT	2,806	820,755
Americold Realty Trust, REIT(a)	50,378	1,651,895
Apartment Income REIT Corp., REIT	28,133	1,538,031
Boyd Gaming Corp.*	9,156	600,359
Brixmor Property Group, Inc., REIT	51,165	1,300,103
Caesars Entertainment, Inc.*	3,864	361,400
CyrusOne, Inc., REIT	7,497	672,631
Digital Realty Trust, Inc., REIT	20,511	3,627,781
Duke Realty Corp., REIT	49,515	3,250,165
Equinix, Inc.,REIT	1,023	865,294
Essex Property Trust, Inc., REIT	9,554	3,365,205
Extra Space Storage, Inc., REIT	13,440	3,047,251
Healthcare Trust of America, Inc. (Class A Stock), REIT	30,672	1,024,138

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Healthpeak Properties, Inc., REIT	98,640	$3,559,918
Highwoods Properties, Inc., REIT	24,370	1,086,658
Host Hotels &Resorts, Inc., REIT*	114,226	1,986,390
Invitation Homes, Inc., REIT	58,439	2,649,624
Jones Lang LaSalle,Inc.*	6,296	1,695,765
Kimco Realty Corp., REIT	71,098	1,752,566
Park Hotels &Resorts, Inc., REIT*	27,303	515,481
Prologis, Inc., REIT	36,852	6,204,403
Public Storage, REIT	16,551	6,199,342
Realty Income Corp., REIT	45,493	3,256,844
Simon Property Group, Inc., REIT	32,713	5,226,556
Sun Communities, Inc., REIT(a)	10,277	2,157,862
UDR, Inc.,REIT	74,436	4,465,416
Ventas, Inc., REIT	15,987	817,255
VICI Properties, Inc., REIT(a)	37,521	1,129,757
Welltower, Inc., REIT	44,907	3,851,673
Weyerhaeuser Co., REIT	18,592	765,618

		69,446,136

TOTAL LONG-TERM INVESTMENTS (cost $94,459,877)		116,396,486

SHORT-TERM INVESTMENTS — 4.7%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	635,943	635,943
PGIM Institutional Money Market Fund (cost $4,845,660; includes $4,845,176 of cash collateral for securities on loan)(b)(wa)	4,849,054	4,845,660

TOTAL SHORT-TERM INVESTMENTS (cost $5,481,603)		5,481,603

TOTAL INVESTMENTS—104.1% (cost $99,941,480)		121,878,089
Liabilities in excess of other assets — (4.1)%		(4,782,255)

NET ASSETS —100.0%		$117,095,834

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,799,215; cash collateral of $4,845,176 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$4,851,529	$—
Belgium	—	1,365,804	—
Canada	668,569	—	—
China	—	430,670	—

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
France	$—	$2,582,359	$—
Germany	—	5,381,834	—
Hong Kong	—	4,854,034	—
Japan	—	10,459,085	—
Macau	—	494,271	—
Netherlands	—	294,851	—
Singapore	—	4,371,222	—
Spain	—	1,471,995	—
Sweden	—	2,876,382	—
United Kingdom	—	6,847,745	—
United States	69,446,136	—	—
Short-Term Investments
Affiliated Mutual Funds	5,481,603	—	—

Total	$75,596,308	$46,281,781	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Specialized REITs	16.2%
Industrial REITs	15.3
Retail REITs	14.2
Residential REITs	12.1
Health Care REITs	10.0
Real Estate Operating Companies	9.3
Diversified REITs	6.3
Diversified Real Estate Activities	6.0
Affiliated Mutual Funds (4.1%represents investments purchased with collateral from securities on loan)	4.7
Office REITs	3.7

Hotel & Resort REITs	2.5%
Real Estate Services	1.4
Casinos &Gaming	1.2
Real Estate Development	0.9
Homebuilding	0.3

104.1
Liabilities in excess of other assets	(4.1)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$4,799,215	$(4,799,215)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST COHEN & STEERS GLOBAL REALTY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $4,799,215:
Unaffiliated investments (cost $94,459,877)	$116,396,486
Affiliated investments (cost $5,481,603)	5,481,603
Foreign currency, at value (cost $14,336)	14,436
Tax reclaim receivable	475,419
Dividends receivable	271,408
Receivable for investments sold	67,834
Receivable from affiliate	4,580
Prepaid expenses and other assets	34,418

Total Assets	122,746,184

LIABILITIES
Payable to broker for collateral for securities on loan	4,845,176
Payable to affiliate	383,753
Payable for investments purchased	182,628
Accrued expenses and other liabilities	120,272
Payable for Portfolio shares purchased	75,696
Management fee payable	38,847
Distribution fee payable	3,187
Affiliated transfer agent fee payable	451
Trustees’ fees payable	340

Total Liabilities	5,650,350

NET ASSETS	$117,095,834

Net assets were comprised of:
Partners’ Equity	$117,095,834

Net asset value and redemption price per share, $117,095,834 /6,363,079 outstanding shares of beneficial interest	$18.40

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $361,137 foreign withholding tax, of which $174,014 is reimbursable by an affiliate)	$4,326,066
Income from securities lending, net (including affiliated income of $6,875)	18,331
Affiliated dividend income	2,574

Total income	4,346,971

EXPENSES
Management fee	1,659,443
Distribution fee	498,331
Custodian and accounting fees	91,317
Audit fee	47,500
Legal fees and expenses	21,160
Trustees’ fees	12,110
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Shareholders’ reports	6,991
Miscellaneous	25,368

Total expenses	2,369,643
Less: Fee waiver and/or expense reimbursement	(178,066)

Net expenses	2,191,577

NET INVESTMENT INCOME (LOSS)	2,155,394

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss)on:
Investment transactions (including affiliated of $(1,641))	16,469,662
In-kind redemption(1)	52,452,641
Foreign currency transactions	(18,697)

68,903,606

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $184)	(11,331,326)
Foreign currencies	(9,976)

(11,341,302)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	57,562,304

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$59,717,698

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$2,155,394	$4,584,845
Net realized gain (loss)on investment and foreign currency transactions	68,903,606	(33,682,045)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(11,341,302)	3,351,902

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	59,717,698	(25,745,298)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [700,929 and 9,385,353 shares, respectively]	10,900,275	115,237,937
Portfolio shares purchased [14,512,545 and 13,107,361 shares, respectively]	(246,050,601)	(153,968,147)

NET INCREASE (DECREASE)IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(235,150,326)	(38,730,210)

TOTAL INCREASE (DECREASE)	(175,432,628)	(64,475,508)
NET ASSETS:
Beginning of year	292,528,462	357,003,970

End of year	$117,095,834	$292,528,462

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS —36.5%
Bank of America Securities, Inc., 0.050%, dated 12/31/21, due 01/03/22 in the amount of $63,213,263 collateralized by FHLMC (coupon rates 2.150%-2.220%, maturity date 07/13/40), with the aggregate value, including accrued interest, of $64,477,378		63,213	$63,213,000
Canadian Imperial Bank of Commerce 0.055%, dated 07/28/21, due 01/28/22 in the amount of $10,002,811 collateralized by FHLMC (coupon rates 3.000%-3.500%, maturity dates 02/01/40-12/01/49), FNMA (coupon rates 2.000%-4.000%,maturity dates 06/01/42-10/01/51)and GNMA (coupon rates 3.000%-4.000%, maturity dates 07/20/47-12/20/51), with the aggregate value, including accrued interest, of $10,202,478		10,000	10,000,000
Canadian Imperial Bank of Commerce, 0.055%, dated 12/23/21, due 02/23/22 in the amount of $25,002,368 collateralized by FHLMC (coupon rate 3.000%, maturity date 02/01/40), FNMA (coupon rates 3.000%-4.000%,maturity dates 05/01/47-05/01/51)and GNMA (coupon rate 3.000%, maturity date 04/20/51), with the aggregate value, including accrued interest, of $25,500,429		25,000	25,000,000
Goldman Sachs &Co., 0.055%, dated 12/28/21, due 01/04/22 in the amount of $40,000,428 collateralized by and GNMA (coupon rates 2.500%-4.000%,maturity dates 03/20/34-12/20/51), with the aggregate value, including accrued interest, of $40,800,000		40,000	40,000,000
ING Financial Markets LLC 0.065%, dated 11/24/21,due 02/17/22 in the amount of $20,003,069 collateralized by FHLMC (coupon rates 1.902%-5.500%,maturity dates 11/01/29-10/01/51)and FNMA (coupon rates 1.500%-5.000%, maturity dates 06/01/40-01/01/57), with the aggregate value, including accrued interest, of $20,400,000		20,000	20,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., 0.055%, dated 12/06/21, due 01/05/22 in the amount of $5,000,229 collateralized by FHLMC (coupon rates 2.500%-3.000%, maturity dates 10/01/49-12/01/51), FNMA (coupon rate 5.500%, maturity date 06/01/36), GNMA (coupon rates 2.000%-4.000%, maturity dates 11/20/43-05/20/51) and U.S. Treasury Securities (coupon rates 0.000%-5.250%, maturity dates 07/15/22-08/15/50),with the aggregate value, including accrued interest, of $5,100,074		5,000	$5,000,000
RBC Dominion Securities, Inc., 0.055%, dated 12/07/21, due 01/10/22 in the amount of $10,000,519 collateralized by FHLMC (coupon rates 2.500%-3.000%, maturity dates 10/01/49-12/01/51),FNMA (coupon rates 2.000%-5.000%,maturity dates 02/01/36-08/01/48),GNMA (coupon rates 2.000%-4.500%,maturity dates 11/20/43-05/20/51) and U.S. Treasury Securities (coupon rates 0.000%-3.000%, maturity dates 07/15/22-02/15/50),with the aggregate value, including accrued interest, of $10,200,012		10,000	10,000,000
RBC Dominion Securities, Inc., 0.050%, dated 12/31/21,due 01/03/22 in the amount of $60,000,250 collateralized by FNMA (coupon rate 5.000%, maturity date 07/01/40), GNMA (coupon rate 3.000%, maturity date 03/20/51) and U.S. Treasury Securities (coupon rates 0.000%-6.500%,maturity dates 02/24/22-02/15/49), with the aggregate value, including accrued interest, of $61,200,000		60,000	60,000,000
Standard Chartered Bank, 0.050%, dated 12/31/21,due 01/03/22 in the amount of $75,000,313 collateralized by U.S. Treasury Securities (coupon rate 2.250%,maturity date 02/15/27), with the aggregate value, including accrued interest, of $76,500,377		75,000	75,000,000

TOTAL REPURCHASE AGREEMENTS (amortized cost $308,213,000)			308,213,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.0%
Federal Farm Credit Bank, 1 Month LIBOR +0.240% (Cap N/A, Floor 0.000%)
0.344%(c)	01/18/22	8,250	8,251,084
Federal Farm Credit Bank, SOFR + 0.030% (Cap N/A, Floor 0.000%)
0.080%(c)	05/13/22	23,000	22,999,577

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Farm Credit Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
0.090%(c)	07/08/22	7,000	$6,999,817
Federal Farm Credit Bank, SOFR + 0.070% (Cap N/A, Floor 0.000%)
0.120%(c)	02/17/22	9,000	9,000,000
Federal Home Loan Bank
0.035%	02/01/22	9,000	8,999,877
0.050%	01/25/22	15,000	14,999,975
0.050%	01/28/22	10,000	10,000,000
0.050%	02/18/22	17,000	16,999,956
0.050%	02/23/22	14,000	13,999,877
0.060%	03/29/22	9,000	8,999,725
0.060%(n)	04/22/22	9,000	8,998,335
0.065%(n)	03/25/22	17,000	16,997,452
Federal Home Loan Bank, SOFR + 0.060% (Cap N/A, Floor 0.000%)
0.110%(c)	02/11/22	9,000	9,000,000
Federal National Mortgage Assoc., SOFR +0.220% (Cap N/A, Floor 0.000%)
0.270%(c)	05/09/22	4,000	4,002,988

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (amortized cost $160,248,663)			160,248,663

U.S. TREASURY OBLIGATIONS(n) — 48.9%
U.S. Cash Management Bills
0.051%	03/22/22	17,000	16,998,093
0.090%	04/19/22	12,000	11,996,760
0.098%	04/26/22	32,500	32,489,857
U.S. Treasury Bills
0.000%	02/01/22	16,500	16,499,333
0.000%	03/01/22	16,500	16,498,575
0.047%	02/22/22	21,000	20,998,568

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(n) (continued)
0.048%	01/20/22	12,000	$11,999,696
0.050%	02/08/22	12,000	11,999,367
0.051%	01/27/22	13,000	12,999,526
0.053%	01/18/22	9,000	8,999,777
0.053%	02/03/22	10,000	9,999,519
0.053%	02/10/22	12,000	11,999,300
0.055%	03/17/22	25,000	24,997,123
0.056%	01/06/22	22,000	21,999,829
0.058%	01/11/22	22,000	21,999,645
0.061%	03/10/22	68,500	68,492,081
0.066%	01/04/22	13,000	12,999,928
0.067%	03/24/22	57,500	57,491,273
0.083%	03/31/22	15,000	14,996,941
0.084%	05/26/22	6,000	5,997,964

TOTAL U.S. TREASURY OBLIGATIONS (amortized cost $412,453,155)			412,453,155

TOTAL INVESTMENTS—104.4% (amortized cost $880,914,818)			880,914,818
Liabilities in excess of other assets — (4.4)%			(36,908,681)

NET ASSETS — 100.0%			$844,006,137

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(n)	Rate quoted represents yield to maturity as of purchase date.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Short-Term Investments
Repurchase Agreements	$—	$308,213,000	$—
U.S. Government Agency Obligations	—	160,248,663	—
U.S. Treasury Obligations	—	412,453,155	—

Total	$—	$880,914,818	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S.Treasury Obligations	48.9%

Repurchase Agreements	36.5%

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification (continued):

U.S. Government Agency Obligations	19.0%

104.4
Liabilities in excess of other assets	(4.4)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Repurchase Agreements	Bank of America Securities, Inc.	$63,213,000	$(63,213,000)	$—
Repurchase Agreements	Canadian Imperial Bank of Commerce	35,000,000	(35,000,000)	—
Repurchase Agreements	Goldman Sachs & Co.	40,000,000	(40,000,000)	—
Repurchase Agreements	ING Financial Markets LLC	20,000,000	(20,000,000)	—
Repurchase Agreements	RBC Dominion Securities, Inc.	75,000,000	(75,000,000)	—
Repurchase Agreements	Standard Chartered Bank	75,000,000	(75,000,000)	—

		$308,213,000

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments, at amortized cost which approximates fair value:	$572,701,818
Repurchase Agreements (cost $308,213,000)	308,213,000
Cash	351
Receivable for Portfolio shares sold	287,231
Interest receivable	27,697
Prepaid expenses	6,197

Total Assets	881,236,294

LIABILITIES
Payable for investments purchased	32,997,908
Payable for Portfolio shares purchased	4,145,795
Accrued expenses and other liabilities	53,591
Distribution fee payable	23,247
Management fee payable	8,495
Trustees’ fees payable	670
Affiliated transfer agent fee payable	451

Total Liabilities	37,230,157

NET ASSETS	$844,006,137

Net assets were comprised of:
Partners’ Equity	$844,006,137

Net asset value and redemption price per share, $844,006,137 /843,327,300 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
Interest income	$571,349

EXPENSES
Management fee	2,679,888
Distribution fee	2,233,240
Custodian and accounting fees	82,212
Audit fee	27,900
Legal fees and expenses	23,704
Trustees’ fees	20,920
Shareholders’ reports	8,371
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,399
Miscellaneous	23,294

Total expenses	5,106,928
Less: Fee waiver and/or expense reimbursement	(4,535,634)

Net expenses	571,294

NET INVESTMENT INCOME (LOSS)	55

REALIZED GAIN (LOSS)ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions	5,666

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,721

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$55	$1,585,361
Net realized gain (loss) on investment transactions	5,666	26,113

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,721	1,611,474

DISTRIBUTIONS	(5,666)	(1,611,298)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [448,316,255 and 770,716,429 shares, respectively]	448,316,255	770,716,429
Portfolio shares issued in reinvestment of distributions [5,666 and 1,611,298 shares, respectively]	5,666	1,611,298
Portfolio shares purchased [550,462,019 and 547,527,702 shares, respectively]	(550,462,019)	(547,527,702)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(102,140,098)	224,800,025

TOTAL INCREASE (DECREASE)	(102,140,043)	224,800,201
NET ASSETS:
Beginning of year	946,146,180	721,345,979

End of year	$844,006,137	$946,146,180

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 95.0%
BANK LOANS — 5.5%
Advertising — 0.0%
Summer BC Holdco B Sarl (Luxembourg),
Additional Facility B-2 (USD) Loan, 3 Month LIBOR + 4.500%
5.250%(c)	12/04/26	140	$139,196

Aerospace & Defense — 0.0%
Spirit AeroSystems, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.250%
4.750%(c)	01/15/25	152	151,884

Airlines — 0.4%
American Airlines, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.750%
5.500%(c)	04/20/28	970	1,004,193
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	04/21/28	1,648	1,649,151

			2,653,344

Auto Parts & Equipment — 0.1%
Adient US LLC,
Term B-1 Loan, 3 Month LIBOR + 3.500%
3.590%(c)	04/10/28	438	437,331
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 2.250%
3.000%(c)	04/06/24	8	8,210
Dexko Global, Inc.,
Closing Date Dollar Term Loan (First Lien), 3 Month LIBOR + 3.750%
4.250%(c)	10/04/28	341	339,388
Term Loan
—%(p)	10/04/28	65	64,645

			849,574

Beverages — 0.0%
Triton Water Holdings, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.500%
4.000%(c)	03/31/28	323	318,991

Building Materials — 0.1%
ACProducts Holdings, Inc.,
Initial Term Loan, 6 Month LIBOR + 4.250%
4.750%(c)	05/17/28	532	524,007

Chemicals — 0.0%
Olympus Water US Holding Corp.,
Initial Dollar Term Loan, 3 Month LIBOR + 3.750%
4.250%(c)	11/09/28	185	184,178

Commercial Services — 0.1%
Sabre GLBL, Inc.,
2021 Other Term B-2 Loan, 1 Month LIBOR + 3.500%
4.000%(c)	12/17/27	244	240,966
Verscend Holding Corp.,
New Term Loan B, 1 Month LIBOR + 4.000%
4.104%(c)	08/27/25	297	296,606

			537,572

Computers — 0.5%
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
3.852%(c)	09/30/24	1,675	1,674,830

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Computers (cont’d.)
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
4.500%(c)	02/01/28	1,573	$1,573,113

			3,247,943

Electric — 0.2%
Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%
7.000%(c)	07/30/26	1,546	1,237,169

Engineering & Construction — 0.0%
Landry’s Finance Acquisition Co.,
2020 Initial Term Loan, 1 Month LIBOR + 12.000%
13.000%(c)	10/04/23^	34	36,184

Entertainment — 0.4%
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
2.854%(c)	08/14/24	2,408	2,397,442
UFC Holdings LLC,
Term Loan B-3, 1 - 3 Month LIBOR + 2.750%
3.500%(c)	04/29/26	285	283,784

			2,681,226

Environmental Control — 0.1%
Madison IAQ LLC,
Initial Term Loan, 3 Month LIBOR + 3.250%
3.750%(c)	06/21/28	373	372,599

Foods — 0.1%
Moran Foods LLC,
New Money Term Loan Non-PIK, 3 Month LIBOR + 0.000%
1.000%(c)	04/01/24	362	367,263
Second Lien Tranche A Term Loan Non-PIK, 3 Month LIBOR + 10.750%
11.750%(c)	10/01/24^	424	360,407

			727,670

Healthcare-Services — 0.1%
Phoenix Newco, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.000%
4.500%(c)	11/15/28	322	321,799
U.S. Renal Care, Inc.,
First Lien Term Loan B, 1 Month LIBOR + 5.000%
5.125%(c)	06/26/26	436	423,177

			744,976

Housewares — 0.1%
Sunset Debt Merger Sub, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.000%
4.750%(c)	10/06/28	590	583,609

Insurance — 0.2%
Asurion LLC,
New B-4 Term Loan, 1 Month LIBOR + 5.250% (original cost $1,197,900; purchased 07/15/21)(f)
5.354%(c)	01/20/29	1,210	1,204,454

Internet — 0.0%
Shutterfly LLC,
First Lien 2021 Refinancing Term B Loans, 3 Month LIBOR + 5.000%
5.750%(c)	09/25/26	245	238,640

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Machinery-Construction & Mining — 0.0%
Vertiv Group Corp.,
Term B Loan, 1 Month LIBOR + 2.750%
2.844%(c)	03/02/27	138	$136,852

Machinery-Diversified — 0.1%
Titan Acquisition Ltd. (Canada),
Initial Term Loan, 3 Month LIBOR + 3.000%
3.354%(c)	03/28/25	99	96,993
Verticcal US Newco, Inc.,
Term Loan
—%(p)	07/31/27	278	277,702

			374,695

Media — 0.2%
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%
3.360%(c)	08/24/26	218	100,507
Directv Financing LLC,
Term Loan
—%(p)	08/02/27	590	590,335
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%
3.104%(c)	05/01/26	390	387,535

			1,078,377

Miscellaneous Manufacturing — 0.0%
FGI Operating Co. LLC,
Exit Term Loan - Non-PIK, 3 Month LIBOR + 10.000%
12.000%(c)	05/16/22^	21	2,252

Oil & Gas — 0.3%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
10.000%(c)	11/01/25	885	954,694
Citgo Holding, Inc.,
Term Loan, 3 Month LIBOR + 7.000%
8.000%(c)	08/01/23	245	241,160
Citgo Petroleum Corp.,
2019 Incremental Term B Loan, 3 Month LIBOR + 6.250%
7.250%(c)	03/28/24	554	552,475

			1,748,329

Packaging & Containers — 0.1%
Graham Packaging Co., Inc.,
New Term Loan, 1 Month LIBOR + 3.000%
3.750%(c)	08/04/27	360	358,407
LABL, Inc.,
Initial Dollar Term Loan, 3 Month LIBOR + 5.000%
5.500%(c)	10/30/28	326	324,968
Pactiv Evergreen Group Holdings, Inc.,
Tranche B-3 U.S. Term Loan, 1 Month LIBOR + 3.500%
4.000%(c)	09/25/28	131	130,512

			813,887

Pharmaceuticals — 0.2%
Bausch Health Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
3.104%(c)	06/02/25	522	519,501

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Pharmaceuticals (cont’d.)
Gainwell Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
4.750%(c)	10/01/27	569	$570,317

			1,089,818

Retail — 0.5%
Claire’s Stores, Inc.,
Term Loan B, 1 Month LIBOR + 6.500%
6.604%(c)	12/18/26	624	619,704
EG America LLC (United Kingdom),
Project Becker Additional Facility, 3 Month LIBOR + 4.250%
4.750%(c)	03/31/26	315	316,215
Great Outdoors Group LLC,
Term B-2 Loan, 3 Month LIBOR + 3.750%
4.500%(c)	03/06/28	545	544,680
IRB Holding Corp.,
Fourth Amendment Incremental Term Loan, 3 Month LIBOR + 3.250%
4.250%(c)	12/15/27	307	306,580
Park River Holdings, Inc.,
lntial Term Loan, 3 Month LIBOR + 3.250%
4.000%(c)	12/28/27	195	193,015
Petco Health & Wellness Co., Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.250%
4.000%(c)	03/03/28	541	539,899
White Cap Buyer LLC,
Initial Closing Date Term Loan, 1 Month LIBOR + 4.000%
4.500%(c)	10/19/27	546	546,708

			3,066,801

Software — 1.0%
Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 3 Month LIBOR + 3.750%
3.974%(c)	10/02/25	511	508,721
Second Lien Incremental Term Loan, 3 Month LIBOR + 5.500%
6.000%(c)	02/27/26	200	201,200
Camelot Co. (Luxembourg),
Amendment No 2 Incremental Term Loans, 1 Month LIBOR + 3.000%
4.000%(c)	10/30/26	257	256,756
Dun & Bradstreet Corp.,
Term Loan B, 1 Month LIBOR + 3.250%
3.352%(c)	02/06/26	491	489,061
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 6 Month LIBOR + 7.250% (original cost $1,069,250; purchased 4/28/17 - 10/31/17)(f)
8.250%(c)	06/13/25	1,075	1,072,163
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 1 Month LIBOR + 4.000%
4.750%(c)	12/01/27	1,864	1,869,161
Rackspace Technology Global, Inc.,
2021 Term B Loan, 3 Month LIBOR + 2.750%
3.500%(c)	02/15/28	348	345,377
Skillsoft Finance II, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.750%
5.500%(c)	07/14/28	625	625,000

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Software (cont’d.)
TIBCO Software, Inc.,
Term Loan B-3, 1 Month LIBOR + 3.750%
3.860%(c)	06/30/26	1,135	$1,125,655

			6,493,094

Telecommunications — 0.6%
CCI Buyer, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.000%
4.500%(c)	12/17/27	253	253,345
CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%
2.354%(c)	03/15/27	245	242,307
Cincinnati Bell, Inc.,
Term B- 2 Loan, SOFR + 3.250%
3.750%(c)	11/17/28	117	117,073
Crown Subsea Communications Holding, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.750%
5.625%(c)	04/27/27	493	495,307
lntelsat Jackson Holdings SA (Luxembourg),
DIP Term Loan, 3 Month LIBOR + 4.750%
5.750%(c)	07/13/22	413	411,857
West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%
5.000%(c)	10/10/24	1,502	1,422,616
Xplornet Communications, Inc. (Canada),
Refinancing Term Loan, 1 Month LIBOR + 4.000%
4.500%(c)	10/02/28	1,037	1,036,103
Second Lien Initial Term Loan, 3 Month LIBOR + 7.000%
7.500%(c)	10/01/29^	195	193,050

			4,171,658

Transportation — 0.1%
First Student Bidco, Inc.,
Term Loan
—%(p)	07/21/28	431	427,957

TOTAL BANK LOANS (cost $35,886,767)			35,836,936

CONVERTIBLE BONDS — 0.1%
Media — 0.1%
Liberty Interactive LLC,
Sr. Unsec’d. Notes
3.750%	02/15/30	367	274,043
4.000%	11/15/29	502	377,492

			651,535

Telecommunications — 0.0%
Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A
7.000%	01/18/22(oo)	48	42,059

TOTAL CONVERTIBLE BONDS (cost $634,068)			693,594

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS — 82.7%
Advertising — 0.5%
Lamar Media Corp.,
Gtd. Notes
4.000%	02/15/30(a)	345	$349,009
4.875%	01/15/29	315	329,365
National CineMedia LLC,
Sr. Unsec’d. Notes
5.750%	08/15/26(a)	390	302,261
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
5.000%	08/15/27	385	393,944
6.250%	06/15/25	354	370,550
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A
8.875%	12/15/27(a)	1,670	1,805,600

			3,550,729

Aerospace & Defense — 2.4%
Boeing Co. (The),
Sr. Unsec’d. Notes
5.805%	05/01/50	1,575	2,132,102
5.930%	05/01/60	1,050	1,455,749
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	02/15/28(a)	775	776,945
7.125%	06/15/26	600	623,045
7.500%	12/01/24	1,675	1,740,298
7.500%	03/15/25(a)	1,875	1,909,166
7.875%	04/15/27(a)	1,850	1,918,432
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes
5.950%	02/01/37	245	289,761
6.750%	01/15/28	483	573,506
6.875%	05/01/25	13	14,939
Maxar Space Robotics LLC,
Sr. Sec’d. Notes, 144A
9.750%	12/31/23(a)	400	430,910
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A
7.500%	04/15/25	320	336,691
TransDigm UK Holdings PLC,
Gtd. Notes
6.875%	05/15/26	275	287,804
TransDigm, Inc.,
Gtd. Notes
4.625%	01/15/29(a)	575	573,260
5.500%	11/15/27	600	618,361
Sr. Sec’d. Notes, 144A
6.250%	03/15/26	1,557	1,617,931
Triumph Group, Inc.,
Sr. Sec’d. Notes, 144A
8.875%	06/01/24(a)	366	398,953

			15,697,853

Agriculture — 0.1%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	975	948,448

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines — 0.6%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A
11.750%	07/15/25	250	$310,814
American Airlines, lnc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26(a)	675	702,482
5.750%	04/20/29	1,775	1,898,212
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	01/20/26(a)	425	445,724
United Airlines Holdings, Inc.,
Gtd. Notes
5.000%	02/01/24	234	242,399
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	375	391,274
4.625%	04/15/29	230	238,547

			4,229,452

Apparel — 0.2%
Kontoor Brands, Inc.,
Gtd. Notes, 144A
4.125%	11/15/29	75	75,073
William Carter Co. (The),
Gtd. Notes, 144A
5.500%	05/15/25	251	261,739
5.625%	03/15/27	475	490,896
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29	475	459,710

			1,287,418

Auto Manufacturers — 2.1%
Allison Transmission, Inc.,
Gtd. Notes, 144A
3.750%	01/30/31	200	194,597
Sr. Unsec’d. Notes, 144A
5.875%	06/01/29(a)	775	845,287
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32(a)	400	409,501
4.750%	01/15/43(a)	2,075	2,293,275
5.291%	12/08/46(a)	2,006	2,353,450
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.375%	11/13/25	236	244,872
4.000%	11/13/30	289	310,780
4.125%	08/17/27	1,110	1,198,247
4.271%	01/09/27(a)	1,250	1,347,369
4.542%	08/01/26(a)	1,625	1,764,485
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26	810	871,690
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
7.750%	10/15/25	575	620,362

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/01/28	775	$785,085
Wabash National Corp.,
Gtd. Notes, 144A
4.500%	10/15/28	250	252,194

			13,491,194

Auto Parts & Equipment — 1.4%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	300	307,146
American Axle & Manufacturing, Inc.,
Gtd. Notes
5.000%	10/01/29(a)	800	785,234
6.250%	03/15/26	2,103	2,149,520
6.500%	04/01/27	450	468,348
6.875%	07/01/28(a)	375	405,272
Clarios Global LP/Clarios US Finance Co.,
Sr. Sec’d. Notes, 144A
6.250%	05/15/26	667	698,849
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26(a)	750	618,283
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30	200	203,724
4.500%	02/15/32	325	326,992
5.375%	11/15/27	670	703,489
5.625%	06/15/28	440	467,490
Tenneco, Inc.,
Gtd. Notes
5.000%	07/15/26	60	57,972
5.375%	12/15/24(a)	255	253,314
Sr. Sec’d. Notes, 144A
5.125%	04/15/29(a)	875	862,479
7.875%	01/15/29	150	162,716
Titan International, Inc.,
Sr. Sec’d. Notes
7.000%	04/30/28(a)	450	478,564

			8,949,392

Banks — 0.0%
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)	200	200,189

Biotechnology — 0.1%
Emergent BioSolutions, Inc.,
Gtd. Notes, 144A
3.875%	08/15/28(a)	825	791,256

Building Materials — 1.5%
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A
6.125%	01/15/29	25	26,670
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28(a)	1,814	1,886,832

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25(a)	500	$505,343
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30	225	223,139
Patrick Industries, Inc.,
Gtd. Notes, 144A
4.750%	05/01/29	350	350,156
7.500%	10/15/27	325	348,022
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28(a)	1,450	1,547,723
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
3.375%	01/15/31	425	409,807
4.375%	07/15/30(a)	1,795	1,833,268
4.750%	01/15/28	1,015	1,049,975
5.000%	02/15/27	540	555,832
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29	625	654,395
6.500%	03/15/27	300	311,798

			9,702,960

Chemicals — 2.9%
Ashland LLC,
Gtd. Notes
6.875%	05/15/43	1,175	1,510,454
Axalta Coating Systems LLC,
Gtd. Notes, 144A
3.375%	02/15/29(a)	650	629,762
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV,
Gtd. Notes, 144A
4.750%	06/15/27	220	229,634
Chemours Co. (The),
Gtd. Notes
5.375%	05/15/27(a)	640	688,003
Gtd. Notes, 144A
4.625%	11/15/29(a)	775	768,592
5.750%	11/15/28(a)	725	758,329
Cornerstone Chemical Co.,
Sr. Sec’d. Notes,144A
6.750%	08/15/24(a)	1,005	894,080
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sec’d. Notes, 144A
9.250%	06/15/23(a)	109	109,246
Diamond BC BV,
Gtd. Notes, 144A
4.625%	10/01/29	125	123,982
Element Solutions, Inc.,
Gtd. Notes, 144A
3.875%	09/01/28	485	491,013
EverArc Escrow Sarl,
Sr. Sec’d. Notes, 144A
5.000%	10/30/29	270	270,235

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Hexion, Inc.,
Gtd. Notes, 144A
7.875%	07/15/27	960	$1,015,846
INEOS Quattro Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.375%	01/15/26(a)	750	752,689
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.000%	05/01/25	623	653,331
5.250%	06/01/27(a)	864	921,457
Olin Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/27	255	262,691
5.625%	08/01/29	310	335,974
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A
4.250%	10/01/28	350	345,067
Sr. Unsec’d. Notes, 144A
6.250%	10/01/29	200	196,242
Rain Cll Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25	893	912,473
SPCM SA (France),
Sr. Unsec’d. Notes, 144A
3.375%	03/15/30	400	386,088
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A (original cost $ 1,637,013; purchased 07/19/19 - 11/25/20)(f)
10.500%	08/01/24	1,810	1,310,746
Sr. Sec’d. Notes, 144A (original cost $437,279; purchased 02/01/21)(f)
10.875%	08/01/24	446	473,549
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Gtd. Notes, 144A
5.375%	09/01/25(a)	303	308,100
Tronox, Inc.,
Gtd. Notes, 144A
4.625%	03/15/29	1,070	1,067,328
Sr. Sec’d. Notes, 144A
6.500%	05/01/25	530	560,487
Unifrax Escrow Issuer Corp.,
Sr. Sec’d. Notes, 144A
5.250%	09/30/28	200	202,488
Sr. Unsec’d. Notes, 144A
7.500%	09/30/29	125	126,895
Valvoline, Inc.,
Gtd. Notes, 144A
4.250%	02/15/30	250	255,099
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31	400	389,684
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25(a)	1,068	1,021,749
Sr. Sec’d. Notes, 144A
9.500%	07/01/25	325	354,734
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A
4.875%	06/15/27	330	338,958

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Sr. Unsec’d. Notes, 144A
5.625%	08/15/29(a)	375	$385,240

			19,050,245

Coal — 0.0%
Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
10.750%	05/15/26	293	315,252

Commercial Services — 4.3%
ADT Security Corp. (The),
Sr. Sec’d. Notes, 144A
4.875%	07/15/32(a)	860	878,582
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/28	525	512,346
Allied Universal Holdco LLC/AIIied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26	1,316	1,380,346
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)	825	802,209
9.750%	07/15/27	1,562	1,669,717
Allied Universal Holdco LLC/AIIied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28	650	649,477
4.625%	06/01/28	400	392,669
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A
5.625%	04/15/26	350	358,372
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29(a)	350	354,200
4.625%	10/01/27	75	77,759
APi Escrow Corp.,
Gtd. Notes, 144A
4.750%	10/15/29	225	228,620
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
4.750%	04/01/28(a)	700	716,690
5.750%	07/15/27(a)	227	236,643
Avis Budget Finance PLC,
Gtd. Notes
4.750%	01/30/26	EUR 175	203,231
Brink’s Co. (The),
Gtd. Notes, 144A
4.625%	10/15/27(a)	692	716,363
Garda World Security Corp. (Canada),
Sr. Sec’d. Notes, 144A
4.625%	02/15/27(a)	350	350,209
Sr. Unsec’d. Notes, 144A
9.500%	11/01/27	320	345,060
Gartner, Inc.,
Gtd. Notes, 144A
3.750%	10/01/30(a)	665	676,003
4.500%	07/01/28(a)	390	407,322

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Herc Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/15/27(a)	964	$1,003,567
Hertz Corp.,
Sr. Unsec’d. Notes, 144A
5.500%	10/15/24(d)	484	1,815
6.000%	01/15/28(d)	379	12,318
7.125%	08/01/26(d)	255	8,288
Hertz Corp. (The),
Gtd. Notes, 144A
4.625%	12/01/26	150	151,271
5.000%	12/01/29	300	300,787
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/29(a)	1,075	1,053,353
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A
5.500%	09/01/28(a)	850	861,312
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A
5.500%	04/15/29	575	594,609
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A
5.000%	02/01/25	126	127,960
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.625%	10/01/28	1,190	1,228,670
5.875%	10/01/30	35	36,954
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26	520	558,193
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	04/15/25(a)	470	531,055
Service Corp. International,
Sr. Unsec’d. Notes
4.000%	05/15/31	750	765,314
4.625%	12/15/27	380	397,593
5.125%	06/01/29(a)	635	683,888
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32(a)	350	352,770
4.875%	01/15/28	2,745	2,884,347
5.250%	01/15/30(a)	2,515	2,722,763
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26(a)	2,905	3,069,706

			28,302,351

Computers — 0.7%
CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A
5.375%	10/31/26	200	206,670
NCR Corp.,
Gtd. Notes, 144A
5.000%	10/01/28	460	474,014
5.125%	04/15/29	300	310,208

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
5.250%	10/01/30	435	$447,701
5.750%	09/01/27	1,850	1,934,082
6.125%	09/01/29	215	230,093
Presidio Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	02/01/27	150	154,594
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A
5.750%	06/01/25	575	596,316

			4,353,678

Cosmetics/Personal Care — 0.1%
Edgewell Personal Care Co.,
Gtd. Notes, 144A
5.500%	06/01/28	660	700,895

Distribution/Wholesale — 0.3%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28	1,500	1,491,905
Wolverine Escrow LLC,
Sr. Sec’d. Notes, 144A
9.000%	11/15/26(a)	461	437,404

			1,929,309

Diversified Financial Services — 2.4%
Alliance Data Systems Corp.,
Gtd. Notes, 144A
4.750%	12/15/24	650	662,090
goeasy Ltd. (Canada),
Gtd. Notes, 144A
4.375%	05/01/26	400	408,623
5.375%	12/01/24	60	61,670
Home Point Capital, Inc.,
Gtd. Notes, 144A
5.000%	02/01/26(a)	575	532,789
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	08/15/28	850	871,848
LD Holdings Group LLC,
Gtd. Notes, 144A
6.125%	04/01/28(a)	550	519,216
LFS Topco LLC,
Gtd. Notes, 144A
5.875%	10/15/26	150	155,548
LPL Holdings, Inc.,
Gtd. Notes, 144A
4.000%	03/15/29	575	589,907
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.125%	12/15/30(a)	925	920,961
5.500%	08/15/28	530	545,136
6.000%	01/15/27	1,695	1,764,264
Navient Corp.,
Sr. Unsec’d. Notes
5.500%	03/15/29	475	475,357
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24	615	655,796

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28	250	$245,487
4.000%	09/15/30(a)	400	393,280
5.375%	11/15/29	300	326,211
6.625%	01/15/28	1,320	1,486,736
7.125%	03/15/26	3,078	3,520,857
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29	425	408,127
5.375%	10/15/25	225	230,946
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A
3.625%	03/01/29(a)	1,050	1,054,958

			15,829,807

Electric — 3.5%
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31	276	266,217
5.250%	06/01/26	185	189,801
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29(a)	900	892,257
5.000%	02/01/31	1,445	1,459,035
5.125%	03/15/28	4,216	4,283,945
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% or PIK N/A (original cost $855,645; purchased 01/14/19 - 12/01/21)(f)
13.000%	06/01/24	855	601,156
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	07/15/24	143	148,735
4.500%	09/15/27(a)	275	296,527
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28	325	343,195
6.625%	01/15/27	284	295,475
Gtd. Notes, 144A
3.625%	02/15/31	1,600	1,567,285
3.875%	02/15/32	350	344,272
5.250%	06/15/29(a)	1,152	1,233,357
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28(a)	2,200	2,312,939
5.250%	07/01/30(a)	1,325	1,389,153
Texas Competitive Electric Holdings Co. LLC, Escrow Shares,
Sr. Sec’d. Notes, 144A
0.000%	10/10/99^	6,875	10,312
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)	400	405,835
8.000%(ff)	10/15/26(oo)	825	872,704
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	649	673,721
5.500%	09/01/26	2,295	2,361,407

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
5.625%	02/15/27	1,927	$1,992,484
Sr. Unsec’d. Notes, 144A
4.375%	05/01/29	625	627,361

			22,567,173

Electrical Components & Equipment — 0.4%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
4.375%	03/31/29(a)	500	488,350
4.750%	06/15/28(a)	500	510,051
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25(a)	1,020	1,080,278
7.250%	06/15/28	680	747,674

			2,826,353

Electronics — 0.3%
Brightstar Escrow Corp.,
Sr. Sec’d. Notes, 144A
9.750%	10/15/25(a)	530	569,022
II-VI, Inc.,
Gtd. Notes, 144A
5.000%	12/15/29	175	178,897
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25	512	555,828
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31	175	174,627
4.375%	02/15/30(a)	420	443,775

			1,922,149

Engineering & Construction — 0.2%
Artera Services LLC,
Sr. Sec’d. Notes, 144A
9.033%	12/04/25	25	26,345
MasTec, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28	780	811,830
TopBuild Corp.,
Gtd. Notes, 144A
4.125%	02/15/32	250	256,451

			1,094,626

Entertainment — 3.2%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
10.000%	06/15/26(a)	805	795,257
Sr. Sec’d. Notes, 144A
10.500%	04/24/26(a)	128	136,124
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25	105	110,288
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)	375	377,130

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Caesars Resort Collection LLC/CRC Finco, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	07/01/25	808	$844,545
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26	400	420,003
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC,
Gtd. Notes
5.375%	04/15/27	18	18,457
6.500%	10/01/28(a)	144	153,654
Sr. Sec’d. Notes, 144A
5.500%	05/01/25	650	675,546
Chukchansi Economic Development Authority,
Sr. Sec’d. Notes, 144A
8.000%	04/15/28	24	24,506
Churchill Downs, Inc.,
Gtd. Notes, 144A
4.750%	01/15/28	225	234,104
5.500%	04/01/27	25	25,969
Cinemark USA, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	05/01/25	465	493,294
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26	1,050	1,099,359
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
5.250%	01/15/29(a)	600	636,503
6.250%	01/15/27	550	616,569
6.500%	02/15/25(a)	400	437,759
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A
7.875%	02/01/24(a)	1,050	1,072,414
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27	400	411,168
5.625%	03/15/26(a)	398	411,175
Sr. Sec’d. Notes, 144A
6.500%	05/15/27(a)	930	1,017,936
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
4.875%	05/01/29	325	329,821
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A
6.625%	11/15/27(a)	1,075	1,086,177
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	11/15/27	875	949,391
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
4.125%	07/01/29	225	219,024
5.625%	01/15/27(a)	1,125	1,157,487
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.625%	09/01/29	350	347,689

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
5.875%	09/01/31	600	$602,631
Scientific Games International, Inc.,
Gtd. Notes, 144A
8.250%	03/15/26	800	843,369
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24	40	40,427
5.500%	04/ 15/27	814	842,992
Six Flags Theme Parks, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	07/01/25(a)	640	683,587
Vail Resorts, Inc.,
Gtd. Notes, 144A
6.250%	05/15/25	935	979,117
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
3.875%	07/15/30(a)	1,100	1,115,092
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29(a)	1,618	1,645,700
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25(a)	99	103,950

			20,958,214

Environmental Control — 0.4%
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A
4.000%	08/01/28(a)	650	637,889
4.375%	08/15/29	350	346,866
Sr. Sec’d. Notes, 144A
3.750%	08/01/25(a)	700	709,879
Stericycle, Inc.,
Gtd. Notes, 144A
3.875%	01/15/29(a)	860	851,026

			2,545,660

Food Service — 0.1%
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	04/01/25(a)	375	382,460
5.000%	02/01/28(a)	400	413,984

			796,444

Foods — 3.0%
Albertson’s Cos., lnc./Safeway, Inc./New Albertson‘s LP/Albertson’s LLC,
Gtd. Notes, 144A
4.625%	01/15/27(a)	3,250	3,413,112
7.500%	03/15/26	262	279,814
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27(a)	1,125	1,163,764
C&S Group Enterprises LLC,
Gtd. Notes, 144A
5.000%	12/15/28(a)	450	424,804
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25	200	206,133

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Sr. Sec’d. Notes, 144A
4.625%	11/15/28	400	$411,094
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.750%	02/15/28	1,055	1,139,210
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29	900	991,293
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30	825	897,377
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46	350	410,758
4.875%	10/01/49	725	913,137
5.000%	06/04/42	300	373,462
5.200%	07/15/45	250	318,686
5.500%	06/01/50(a)	1,175	1,592,913
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30	165	169,500
4.875%	05/15/28(a)	350	379,299
New Albertsons LP,
Sr. Unsec’d. Notes
7.750%	06/15/26	65	73,745
8.000%	05/01/31	190	231,522
Performance Food Group, Inc.,
Gtd. Notes, 144A
5.500%	10/15/27	561	585,750
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
4.250%	04/15/31	900	945,830
5.875%	09/30/27	400	422,328
Post Holdings, Inc.,
Gtd. Notes, 144A
4.625%	04/15/30	1,069	1,084,943
5.500%	12/15/29	1,515	1,592,540
5.625%	01/15/28	15	15,901
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31	925	918,050
U.S. Foods, Inc.,
Gtd. Notes, 144A
4.750%	02/15/29(a)	300	305,094

			19,260,059

Gas — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25	851	912,029
5.750%	05/20/27	423	469,218
5.875%	08/20/26	1,253	1,401,528

			2,782,775

Healthcare-Products — 0.4%
Avantor Funding, Inc.,
Gtd. Notes, 144A
4.625%	07/15/28(a)	810	851,207

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29	900	$896,869
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)	725	736,288

			2,484,364

Healthcare-Services — 5.1%
Acadia Healthcare Co., Inc.,
Gtd. Notes, 144A
5.500%	07/01/28	915	961,186
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
3.500%	04/01/30(a)	325	324,375
Centene Corp.,
Sr. Unsec’d. Notes
3.375%	02/15/30	300	306,421
4.250%	12/15/27	1,155	1,208,234
4.625%	12/15/29	1,927	2,079,613
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A
4.750%	02/15/31(a)	2,065	2,090,780
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31(a)	1,929	1,881,507
4.625%	06/01/30(a)	2,185	2,242,998
Encompass Health Corp.,
Gtd. Notes
4.500%	02/01/28(a)	845	870,197
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30	2,525	2,666,813
5.625%	09/01/28	1,691	1,975,158
5.875%	02/15/26	1,730	1,955,066
IQVIA, Inc.,
Gtd. Notes, 144A
5.000%	05/15/27	925	957,740
LifePoint Health, Inc.,
Gtd. Notes, 144A
5.375%	01/15/29(a)	1,075	1,067,694
MEDNAX, Inc.,
Gtd. Notes, 144A
6.250%	01/15/27(a)	890	933,543
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25	975	1,034,507
RegionalCare Hospital Partners Holdings, lnc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26	600	633,047
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28(a)	1,175	1,241,520
Sec’d. Notes, 144A
6.250%	02/01/27(a)	1,054	1,090,677
Sr. Sec’d. Notes
4.625%	07/15/24	426	432,412

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Sr. Sec’d. Notes, 144A
4.250%	06/01/29	1,750	$1,781,354
4.375%	01/15/30	575	582,872
4.625%	09/01/24(a)	1,264	1,294,621
4.875%	01/01/26(a)	1,450	1,489,647
Sr. Unsec’d. Notes
6.875%	11/15/31	1,925	2,200,500

			33,302,482

Home Builders — 2.6%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29	525	524,532
4.625%	04/01/30	150	148,885
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27(a)	950	994,292
6.750%	03/15/25(a)	1,400	1,436,346
7.250%	10/15/29	375	418,166
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30	675	690,428
6.250%	09/15/27(a)	450	471,557
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29	400	408,795
Century Communities, Inc.,
Gtd. Notes, 144A
3.875%	08/15/29(a)	650	655,578
Forestar Group, Inc.,
Gtd. Notes, 144A
3.850%	05/15/26	325	326,105
5.000%	03/01/28	425	436,904
KB Home,
Gtd. Notes
4.000%	06/15/31	350	363,457
4.800%	11/15/29	1,161	1,266,421
M/l Homes, Inc.,
Gtd. Notes
4.950%	02/01/28	1,000	1,041,173
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30	1,625	1,655,492
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A
4.750%	02/15/28(a)	750	767,582
4.750%	04/01/29	50	51,171
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/26	525	555,636
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.750%	01/15/28	550	613,098
6.625%	07/15/27	2,725	2,870,138
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30(a)	719	795,215

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Tri Pointe Homes, Inc.,
Gtd. Notes
5.700%	06/15/28	470	$517,505

			17,008,476

Home Furnishings — 0.2%
Tempur Sealy International, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29	970	989,018

Household Products/Wares — 0.5%
ACCO Brands Corp.,
Gtd. Notes, 144A
4.250%	03/15/29	550	546,265
Central Garden & Pet Co.,
Gtd. Notes
4.125%	10/15/30(a)	550	554,544
Gtd. Notes, 144A
4.125%	04/30/31	25	25,150
Kronos Acquisition Holdings, lnc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A
7.000%	12/31/27(a)	525	498,941
Sr. Sec’d. Notes, 144A
5.000%	12/31/26	125	123,396
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25	15	15,328
Gtd. Notes, 144A
5.000%	10/01/29	340	357,448
5.500%	07/15/30	949	1,018,324

			3,139,396

Housewares — 0.5%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
6.000%	04/01/46	240	307,811
Scotts Miracle-Gro Co. (The),
Gtd. Notes
4.500%	10/15/29(a)	971	1,010,930
Gtd. Notes, 144A
4.000%	04/01/31	725	715,095
4.375%	02/01/32	200	199,456
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29	750	720,371

			2,953,663

Insurance — 0.3%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	08/01/29	1,025	1,011,927
AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A
4.875%	06/30/29(a)	400	404,756

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	04/15/29	275	$269,940

			1,686,623

Internet — 0.7%
Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	06/01/28	665	665,148
Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A
3.875%	09/15/27	250	242,614
Sr. Unsec’d. Notes, 144A
5.625%	09/15/28	600	592,022
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A
3.500%	03/01/29	375	372,283
Netflix, Inc.,
Sr. Unsec’d. Notes, 144A
4.875%	06/15/30(a)	1,050	1,224,944
5.375%	11/15/29	540	640,601
Photo Holdings Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/01/26(a)	575	598,304

			4,335,916

Investment Companies — 0.2%
lcahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.750%	09/15/24	570	592,025
5.250%	05/15/27	790	812,120

			1,404,145

Iron/Steel — 0.4%
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
5.875%	12/01/27	785	819,098
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	01/31/29	679	736,086
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A
4.625%	03/01/29(a)	517	531,803
TMS International Corp.,
Sr. Unsec’d. Notes, 144A
6.250%	04/15/29	100	99,618
United States Steel Corp.,
Sr. Unsec’d. Notes
6.875%	03/01/29(a)	670	720,545

			2,907,150

Leisure Time — 0.4%
Carnival Corp.,
Sec’d. Notes, 144A
10.500%	02/01/26	250	285,441
Sr. Sec’d. Notes, 144A
4.000%	08/01/28	315	312,710

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time (cont’d.)
NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A
10.250%	02/01/26(a)	472	$548,785
12.250%	05/15/24	49	58,022
Royal Caribbean Cruises Ltd.,
Sr. Sec’d. Notes, 144A
10.875%	06/01/23	635	694,115
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27	250	237,851
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A
5.625%	02/15/29	150	147,466

			2,284,390

Lodging — 1.6%
Boyd Gaming Corp.,
Gtd. Notes
4.750%	12/01/27(a)	350	359,746
Gtd. Notes, 144A
4.750%	06/15/31	250	256,256
8.625%	06/01/25	300	321,222
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.875%	01/15/30(a)	784	842,261
Gtd. Notes, 144A
3.750%	05/01/29	75	75,578
4.000%	05/01/31(a)	975	998,601
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27(a)	555	573,053
Marriott Ownership Resorts, Inc.,
Gtd. Notes
4.750%	01/15/28	12	12,181
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	645	673,301
4.750%	10/15/28	1,265	1,308,651
5.500%	04/15/27(a)	400	428,808
5.750%	06/15/25(a)	515	555,533
6.750%	05/01/25(a)	1,000	1,049,041
7.750%	03/15/22	236	238,989
Station Casinos LLC,
Gtd. Notes, 144A
4.500%	02/15/28	450	453,964
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25	725	749,680
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	12/15/29(a)	400	356,241
5.625%	08/26/28(a)	1,250	1,150,474

			10,403,580

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Construction & Mining — 0.1%
Terex Corp.,
Gtd. Notes, 144A
5.000%	05/15/29(a)	525	$540,068

Machinery-Diversified — 0.3%
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	12/15/28	475	482,651
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
10.125%	08/01/24	1,339	1,373,784
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A
5.250%	07/15/27	200	210,068

			2,066,503

Media — 8.3%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
5.000%	01/15/28(a)	960	933,613
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32	1,265	1,304,033
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31	1,575	1,591,786
4.500%	06/01/33	525	535,855
4.750%	03/01/30(a)	4,306	4,488,900
5.000%	02/01/28(a)	4,055	4,204,336
5.125%	05/01/27(a)	2,255	2,334,267
5.500%	05/01/26	943	972,746
Clear Channel Worldwide Holdings, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	08/15/27(a)	1,177	1,217,975
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31(a)	740	692,816
4.125%	12/01/30	500	488,604
5.375%	02/01/28(a)	715	739,126
5.500%	04/15/27	995	1,028,852
6.500%	02/01/29	1,055	1,131,869
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30(a)	1,825	1,726,783
5.000%	11/15/31	215	207,568
5.750%	01/15/30	1,250	1,249,828
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27(a)	5,020	1,403,678
Sr. Sec’d. Notes, 144A
5.375%	08/15/26(a)	1,769	882,071
Directv Financing LLC/Directv Financing Co-Obligor, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	08/15/27	530	542,921
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29	895	814,343
5.875%	11/15/24	2,989	3,069,499
7.375%	07/01/28(a)	520	527,927
7.750%	07/01/26(a)	4,776	5,044,901

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Gray Television, Inc.,
Gtd. Notes, 144A
5.875%	07/15/26	448	$463,390
7.000%	05/15/27(a)	275	294,018
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27	483	509,535
Sr. Sec’d. Notes, 144A
5.250%	08/15/27(a)	953	991,006
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27	350	361,097
Nexstar Media, Inc.,
Gtd. Notes, 144A
4.750%	11/01/28(a)	1,267	1,295,914
5.625%	07/15/27(a)	395	416,314
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	09/15/26(a)	595	603,017
Sr. Unsec’d. Notes, 144A
6.500%	09/15/28	425	427,047
Scripps Escrow II, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	01/15/29	830	834,276
Sr. Unsec’d. Notes, 144A
5.375%	01/15/31	175	178,316
Scripps Escrow, Inc.,
Gtd. Notes, 144A
5.875%	07/15/27(a)	470	493,858
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.875%	03/15/26	500	507,673
Sr. Sec’d. Notes, 144A
4.125%	12/01/30	850	803,756
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.125%	07/01/30	995	997,668
5.000%	08/01/27	868	902,816
5.500%	07/01/29	915	987,039
TEGNA, Inc.,
Gtd. Notes
5.000%	09/15/29(a)	650	666,575
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	05/01/29	300	303,795
5.125%	02/15/25(a)	1,745	1,762,428
6.625%	06/01/27	830	893,511
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.125%	04/15/27(a)	1,070	1,106,630
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d Notes, 144A
5.500%	05/15/29(a)	1,170	1,231,161

			54,165,137

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Metal Fabricate/Hardware — 0.1%
Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	10/15/29	325	$332,014

Mining — 2.1%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
5.500%	12/15/27(a)	905	968,350
Arconic Corp.,
Sec’d. Notes, 144A
6.125%	02/15/28(a)	940	1,000,208
Constellium SE,
Gtd. Notes, 144A
5.875%	02/15/26(a)	950	962,643
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A
6.250%	09/01/29	925	938,953
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.500%	03/01/24	250	253,220
6.875%	10/15/27	725	781,218
7.250%	04/01/23(a)	600	606,526
7.500%	04/01/25	1,125	1,157,097
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.500%	09/15/27(a)	330	350,747
Freeport-McMoRan, Inc.,
Gtd. Notes
4.125%	03/01/28	200	207,347
4.250%	03/01/30	1,355	1,432,982
5.450%	03/15/43	395	496,564
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28	315	337,900
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A
4.500%	04/01/26	300	300,135
6.125%	04/01/29(a)	705	747,657
IAMGOLD Corp. (Burkina Faso),
Gtd. Notes, 144A
5.750%	10/15/28(a)	325	320,357
Kaiser Aluminum Corp.,
Gtd. Notes, 144A
4.625%	03/01/28	625	632,151
New Gold, Inc. (Canada),
Gtd. Notes, 144A
6.375%	05/15/25	295	302,665
7.500%	07/15/27(a)	1,010	1,072,847
Novelis Corp.,
Gtd. Notes, 144A
3.875%	08/15/31	275	273,660
4.750%	01/30/30	775	816,647

			13,959,874

Miscellaneous Manufacturing — 0.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27(a)	375	390,156

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (cont’d.)
Sr. Unsec’d. Notes, 144A
4.625%	05/15/30	545	$559,153
FGI Operating Co. LLC,
Notes
0.000%	05/15/22^	110	—

			949,309

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
3.250%	02/15/29	508	511,874

Oil & Gas — 5.8%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.250%	02/15/26	700	751,372
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Sr. Unsec’d. Notes
7.875%	12/15/24^(d)	5,175	35,190
Antero Resources Corp.,
Gtd. Notes
5.000%	03/01/25	575	584,041
Gtd. Notes, 144A
5.375%	03/01/30(a)	875	935,616
7.625%	02/01/29	767	854,350
8.375%	07/15/26	488	555,544
Apache Corp.,
Sr. Unsec’d. Notes
4.625%	11/15/25(a)	455	489,228
4.875%	11/15/27	465	507,536
5.100%	09/01/40(a)	250	282,540
5.250%	02/01/42	50	57,803
5.350%	07/01/49	75	85,956
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26	725	736,524
9.000%	11/01/27	365	488,675
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A
9.750%	11/01/26	1,225	1,212,572
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.500%	02/01/26	275	289,728
5.875%	02/01/29	300	321,152
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24(a)	500	502,314
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27	1,615	1,712,526
Comstock Resources, Inc.,
Gtd. Notes, 144A
5.875%	01/15/30(a)	425	435,566
6.750%	03/01/29	625	677,689
7.500%	05/15/25(a)	428	441,327
Continental Resources, Inc.,
Gtd. Notes
4.900%	06/01/44	75	83,555

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	05/01/29	175	$181,684
5.625%	10/15/25	306	314,181
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28	1,180	1,258,667
6.625%	07/15/25	160	169,252
EQT Corp.,
Sr. Unsec’d. Notes
3.900%	10/01/27(a)	900	966,776
5.000%	01/15/29	175	194,793
6.625%	02/01/25(a)	845	952,945
7.500%	02/01/30(a)	625	802,381
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29	275	283,302
6.000%	02/01/31	200	207,206
6.250%	11/01/28	475	505,704
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29(a)	425	445,753
7.125%	02/01/27	1,211	1,289,687
Sec’d. Notes, 144A
6.500%	01/15/25	213	217,029
Nabors Industries Ltd.,
Gtd. Notes, 144A
7.250%	01/15/26	1,020	942,648
7.500%	01/15/28(a)	1,225	1,097,831
Nabors Industries, Inc.,
Gtd. Notes
5.750%	02/01/25(a)	350	324,266
Gtd. Notes, 144A
7.375%	05/15/27	25	25,855
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
5.500%	12/01/25	25	27,724
5.550%	03/15/26(a)	525	584,387
6.625%	09/01/30(a)	1,110	1,374,036
7.150%	05/15/28	250	297,971
8.000%	07/15/25	1,095	1,272,758
8.500%	07/15/27	840	1,048,843
8.875%	07/15/30	575	776,544
Ovintiv, Inc.,
Gtd. Notes
6.500%	02/01/38	200	258,233
Parkland Corp. (Canada),
Gtd. Notes, 144A
4.625%	05/01/30(a)	325	324,014
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
6.000%	02/15/28	190	122,332
Sr. Sec’d. Notes, 144A
9.250%	05/15/25	245	233,367
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A
7.125%	01/15/26(a)	1,275	1,304,426

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	400	$413,949
9.250%	02/01/26	1,480	1,596,541
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32	350	368,936
5.375%	02/01/29	100	105,932
5.375%	03/15/30(a)	1,200	1,287,632
6.450%	01/23/25(a)	406	446,280
7.750%	10/01/27(a)	320	344,930
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.500%	05/15/29(a)	600	609,876
5.875%	03/15/28	25	26,438
6.000%	04/15/27(a)	415	432,370
Gtd. Notes, 144A
4.500%	04/30/30(a)	400	410,178
Transocean Pontus Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	08/01/25	291	284,171
Transocean Poseidon Ltd.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/27	154	149,391
Transocean, Inc.,
Gtd. Notes, 144A
7.500%	01/15/26	675	503,055
8.000%	02/01/27	625	459,457
11.500%	01/30/27	138	135,402
Vine Energy Holdings LLC,
Gtd. Notes, 144A
6.750%	04/15/29	625	678,223

			38,098,160

Oil & Gas Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes, 144A
6.875%	04/01/27	303	318,245
Oceaneering International, Inc.,
Sr. Unsec’d. Notes
6.000%	02/01/28	190	187,389
Telford Offshore Ltd. (United Arab Emirates),
Sec’d. Notes, Cash coupon 12.000% or PIK N/A
12.000%	–(rr)	615	308

			505,942

Packaging & Containers — 2.1%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	06/30/27	1,125	1,158,236
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A
4.125%	08/15/26	250	255,583
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27(a)	2,325	2,347,829

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
Graham Packaging Co., Inc.,
Gtd. Notes, 144A
7.125%	08/15/28	405	$418,878
Greif, Inc.,
Gtd. Notes, 144A
6.500%	03/01/27	534	554,026
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%
9.000%	01/15/26	400	418,897
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A
6.000%	09/15/28	800	824,514
LABL, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	11/01/28(a)	625	644,026
6.750%	07/15/26	680	699,260
Sr. Unsec’d. Notes, 144A
8.250%	11/01/29	200	200,655
10.500%	07/15/27	240	251,878
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24	810	817,217
Sr. Unsec’d. Notes, 144A
7.250%	04/15/25(a)	735	732,929
Ol European Group BV,
Gtd. Notes, 144A
4.750%	02/15/30	225	228,045
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
6.625%	05/13/27(a)	1,670	1,761,040
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28	350	347,367
Pactiv Evergreen Group Issuer, lnc./Pactiv Evergreen Group Issuer LLC/Reynolds Group Issuer LLC,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27	1,410	1,372,427
TriMas Corp.,
Gtd. Notes, 144A
4.125%	04/15/29	225	226,183
Trivium Packaging Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	08/15/26(a)	650	678,734

			13,937,724

Pharmaceuticals — 3.1%
AdaptHealth LLC,
Gtd. Notes, 144A
4.625%	08/01/29(a)	800	801,510
5.125%	03/01/30	175	178,982
6.125%	08/01/28(a)	615	651,409
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	1,293	1,367,213
9.250%	04/01/26	2,562	2,720,846

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28(a)	1,371	$1,275,669
5.000%	02/15/29	100	88,750
5.250%	01/30/30(a)	3,776	3,338,662
5.250%	02/15/31	1,147	1,012,006
6.250%	02/15/29	2,175	2,069,561
7.000%	01/15/28(a)	1,097	1,102,772
7.250%	05/30/29	161	159,504
9.000%	12/15/25	908	956,818
Sr. Sec’d. Notes, 144A
5.500%	11/01/25	540	548,214
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Sec’d. Notes, 144A
9.500%	07/31/27	72	73,160
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc.,
Sr. Sec’d. Notes, 144A
6.125%	04/01/29	275	269,249
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A
4.375%	01/15/29(a)	650	672,850
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
5.500%	04/15/25(d)	245	134,651
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	600	626,805
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A
7.750%	11/15/25	800	801,572
Par Pharmaceutical, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/01/27	762	778,455
Prestige Brands, Inc.,
Gtd. Notes, 144A
5.125%	01/15/28	320	333,053

			19,961,711

Pipelines — 3.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29(a)	375	396,114
5.750%	01/15/28	1,736	1,821,208
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/27	615	634,873
Sr. Unsec’d. Notes, 144A
4.500%	03/01/28(a)	538	543,970
Cheniere Energy Partners LP,
Gtd. Notes
4.000%	03/01/31(a)	700	735,447
Gtd. Notes, 144A
3.250%	01/31/32(a)	650	657,146
Cheniere Energy, Inc.,
Sr. Sec’d. Notes
4.625%	10/15/28	1,675	1,780,571

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
CNX Midstream Partners LP,
Gtd. Notes, 144A
4.750%	04/15/30	125	$124,683
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
5.750%	04/01/25	561	573,454
Gtd. Notes, 144A
5.625%	05/01/27	85	86,651
DCP Midstream Operating LP,
Gtd. Notes
5.375%	07/15/25	350	382,519
5.625%	07/15/27	560	635,630
Gtd. Notes, 144A
6.450%	11/03/36	175	229,051
6.750%	09/15/37	210	280,747
EnLink Midstream Partners LP,
Jr. Sub. Notes, Series C
6.000%(ff)	12/15/22(oo)	505	403,169
Sr. Unsec’d. Notes
4.150%	06/01/25	201	208,432
4.400%	04/01/24	149	156,696
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/26(a)	870	896,679
5.500%	07/15/28	50	54,636
Sr. Unsec’d. Notes, 144A
6.000%	07/01/25	675	733,920
6.500%	07/01/27	680	762,862
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.250%	05/15/26	239	233,804
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
6.875%	01/15/29	500	523,231
7.000%	08/01/27	10	10,390
NGL Energy Operating LLC/NGL Energy Finance Corp.,
Sr. Sec’d. Notes, 144A
7.500%	02/01/26	655	674,990
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27	260	275,321
6.000%	06/01/26	526	573,733
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40(a)	1,200	1,356,016
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28	1,750	1,749,966
6.000%	12/31/30	325	325,689
7.500%	10/01/25	150	162,533
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.500%	03/01/30	385	421,144
5.875%	04/15/26(a)	2,625	2,748,062
6.500%	07/15/27	740	792,869

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	340	$353,909
4.125%	08/15/31	190	202,731
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.350%	02/01/25	1,006	1,047,473
4.500%	03/01/28	300	327,575
5.300%	02/01/30(a)	525	576,500
5.450%	04/01/44	100	119,478
5.500%	08/15/48	225	268,976

			24,842,848

Real Estate — 0.7%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25	1,325	1,384,472
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25	575	585,026
Howard Hughes Corp. (The),
Gtd. Notes, 144A
4.125%	02/01/29	375	379,445
4.375%	02/01/31	475	480,477
5.375%	08/01/28	355	378,496
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
5.250%	04/15/29	1,075	1,063,595
Kennedy-Wilson, Inc.,
Gtd. Notes
4.750%	03/01/29	495	504,763

			4,776,274

Real Estate Investment Trusts (REITs) — 2.1%
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31	654	628,899
9.750%	06/15/25	1,125	1,216,998
Sr. Unsec’d. Notes
4.750%	02/15/28(a)	1,050	1,034,778
Iron Mountain, Inc.,
Gtd. Notes, 144A
4.875%	09/15/29	450	466,106
5.250%	03/15/28	400	417,924
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26	55	58,879
4.500%	01/15/28	570	617,258
5.625%	05/01/24	465	497,297
5.750%	02/01/27(a)	1,114	1,263,123
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/ 15/31(a)	600	607,517

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A
5.875%	10/01/28		345	$361,260
7.500%	06/01/25		10	10,552
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
4.750%	10/15/27(a)		682	698,198
SBA Communications Corp.,
Sr. Unsec’d. Notes
3.875%	02/15/27(a)		361	372,705
Sr. Unsec’d. Notes, 144A
3.125%	02/01/29		315	303,144
Uniti Group LP/Uniti Fiber Holdings, lnc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		1,005	1,048,328
Uniti Group LP/Uniti Group Finance, lnc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
4.750%	04/15/28(a)		885	877,299
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.750%	02/15/27(a)		555	573,456
4.125%	08/15/30		515	545,198
4.250%	12/01/26(a)		1,655	1,723,294
4.625%	12/01/29		315	335,425

				13,657,638

Retail — 3.0%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
4.000%	10/15/30		2,705	2,672,155
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		325	329,060
At Home Group, Inc.,
Gtd. Notes, 144A
7.125%	07/15/29(a)		700	693,523
Sr. Sec’d. Notes, 144A
4.875%	07/15/28		100	98,563
Bath & Body Works, Inc.,
Gtd. Notes
6.750%	07/01/36		85	104,526
6.875%	11/01/35		181	225,303
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		150	160,075
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A
5.875%	07/01/29		550	494,319
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.375%	02/07/25	EUR	100	114,302
Sr. Sec’d. Notes, 144A
8.500%	10/30/25		850	885,637
Foundation Building Materials, Inc.,
Gtd. Notes, 144A
6.000%	03/01/29		600	588,319

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29	275	$271,986
3.875%	10/01/31(a)	475	469,392
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24(a)	1,625	1,625,308
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
4.000%	08/15/28	795	794,091
LBM Acquisition LLC,
Gtd. Notes, 144A
6.250%	01/15/29	400	398,439
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/29	150	153,858
Park River Holdings, Inc.,
Gtd. Notes, 144A
5.625%	02/01/29(a)	1,175	1,124,457
Penske Automotive Group, Inc.,
Gtd. Notes
3.500%	09/01/25(a)	485	497,500
PetSmart, lnc./PetSmart Finance Corp.,
Sr. Sec’d. Notes, 144A
4.750%	02/15/28(a)	1,320	1,356,984
Rite Aid Corp.,
Sr. Sec’d. Notes, 144A
7.500%	07/01/25	1,098	1,126,904
8.000%	11/15/26(a)	776	794,303
SRS Distribution, Inc.,
Gtd. Notes, 144A
6.000%	12/01/29	375	377,242
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26(a)	1,001	1,028,072
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27(a)	391	368,297
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	06/01/31	1,008	1,022,282
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A
4.500%	03/15/29	375	384,606
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A
6.875%	10/15/28	200	209,363
White Cap Parent LLC,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.250% or PIK N/A
8.250%	03/15/26	125	127,987
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
4.625%	01/31/32	337	357,660
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30	465	503,160
7.750%	04/01/25	175	184,504

			19,542,177

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors — 0.2%
ams AG (Austria),
Sr. Unsec’d. Notes, 144a
7.000%	07/31/25(a)	595	$631,199
ON Semiconductor Corp.,
Gtd. Notes, 144A
3.875%	09/01/28	965	989,953

			1,621,152

Software — 0.6%
Black Knight lnfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28	1,025	1,023,085
CDK Global, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	05/15/29(a)	454	481,160
Dun & Bradstreet Corp. (The),
Gtd. Notes, 144A
5.000%	12/15/29	125	127,834
Sr. Sec’d. Notes, 144A
6.875%	08/15/26	550	572,423
MSCI, Inc.,
Gtd. Notes, 144A
4.000%	11/15/29(a)	435	454,747
Rackspace Technology Global, Inc.,
Sr. Sec’d. Notes, 144A
3.500%	02/15/28(a)	425	405,644
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27(a)	960	1,005,411

			4,070,304

Telecommunications — 5.8%
Altice France Holding SA (Luxembourg),
Sr. Sec’d. Notes, 144A
10.500%	05/15/27	517	556,022
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27	1,207	1,287,016
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27(a)	337	317,526
6.000%	06/15/25	1,288	1,289,409
CommScope, Inc.,
Gtd. Notes, 144A
8.250%	03/01/27	732	752,822
Sr. Sec’d. Notes, 144A
6.000%	03/01/26	1,471	1,524,025
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000%
10.000%	04/01/24	226	225,976
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000%
8.000%	04/01/25	289	268,424
Digicel lnternational Finance Ltd./Digicel lnternational Holdings Ltd. (Jamaica),
Gtd. Notes, 144A
8.000%	12/31/26	958	933,946

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sr. Sec’d. Notes, 144A
8.750%	05/25/24	200	$205,793
8.750%	05/25/24	747	767,945
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23	4,638	4,484,826
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36	530	593,918
Frontier Communications Holdings LLC,
Sec’d. Notes
5.875%	11/01/29	46	45,707
Sr. Sec’d. Notes, 144A
5.875%	10/15/27(a)	625	661,035
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26(a)	435	486,787
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
6.500%	10/15/26	475	499,428
7.000%	10/15/28(a)	500	526,140
lntelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23(d)	1,270	573,242
Gtd. Notes, 144A
8.500%	10/15/24(d)	275	126,350
9.750%	07/15/25(d)	3,551	1,631,693
Sr. Sec’d. Notes, 144A
8.000%	02/15/24(d)	335	339,485
lntrado Corp.,
Gtd. Notes, 144A
8.500%	10/15/25(a)	233	231,986
Level 3 Financing, Inc.,
Gtd. Notes
5.250%	03/15/26	858	878,494
Gtd. Notes, 144A
4.625%	09/15/27(a)	850	868,324
Lumen Technologies, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	02/15/27	475	481,908
Sr. Unsec’d. Notes, 144A
5.125%	12/15/26(a)	840	873,947
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39(a)	510	547,273
Sr. Unsec’d. Notes, Series U
7.650%	03/15/42	325	349,882
Sr. Unsec’d. Notes, Series Y
7.500%	04/01/24	94	102,911
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32	3,119	4,679,016
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25	840	967,664
7.875%	09/15/23	2,864	3,160,089

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Switch Ltd.,
Gtd. Notes, 144A
3.750%	09/15/28(a)	643	$648,595
4.125%	06/15/29	275	282,208
Telecom ltalia Capital SA (Italy),
Gtd. Notes
6.000%	09/30/34(a)	400	423,046
6.375%	11/15/33	577	621,584
Telecom ltalia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24	255	268,279
T-Mobile USA, Inc.,
Gtd. Notes
4.750%	02/01/28(a)	1,170	1,231,697
Viasat, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	04/15/27	220	226,651
Sr. Unsec’d. Notes, 144A
5.625%	09/15/25	720	723,852
6.500%	07/15/28	50	50,104
Viavi Solutions, Inc.,
Gtd. Notes, 144A
3.750%	10/01/29	125	124,936
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	03/01/27(a)	1,115	1,098,955
Sr. Unsec’d. Notes, 144A
6.125%	03/01/28(a)	675	666,083

			37,604,999

Toys/Games/Hobbies — 0.1%
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27	745	800,941

Transportation — 0.1%
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.250%	05/01/25	890	932,610

Trucking & Leasing — 0.1%
Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A
5.500%	05/01/28(a)	400	407,398

TOTAL CORPORATE BONDS (cost $540,119,412)			540,267,741

	Shares

COMMON STOCKS — 2.9%
Chemicals — 0.1%
Hexion Holdings Corp. (Class B Stock)*	28,136	814,678

Diversified Consumer Services — 0.0%
SAL TopCo LLC*^	21,315	42,629

Diversified Telecommunication Services — 0.0%
Windstream Holdings, Inc.*^	486	7,293

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities — 0.4%
GenOn Energy Holdings, Inc. (Class A Stock) (original cost $1,519,216; purchased 02/28/19)*^(f)	14,898	$2,085,720
Keycon Power Holdings LLC*”	2,665	375,765

		2,461,485

Gas Utilities — 0.5%
Ferrellgas Partners LP (Class B Stock)	12,289	2,949,360

Independent Power & Renewable Electricity Producers — 0.3%
Vistra Corp.	89,327	2,033,976

Interactive Media & Services — 0.0%
MYT Holding LLC (Class B Stock)*^	63,595	206,684

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.*	63,738	210,973
iHeartMedia, Inc. (Class A Stock)*	10,969	230,787

		441,760

Multiline Retail — 0.1%
Claire’s Private Placement*^	795	238,500
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG*	956	145,312

		383,812

Oil, Gas & Consumable Fuels — 1.4%
Chesapeake Energy Corp.(a)	102,394	6,606,461
Chesapeake Energy Corp. Backstop Commitment	975	62,907
Civitas Resources, Inc.(a)	17,524	858,150
EP Energy Corp.*	9,416	832,139
Oasis Petroleum, Inc.	4,208	530,166
Telford Offshore Holdings Ltd.*^	25,654	3
Whiting Petroleum Corp.*	8,027	519,186

		9,409,012

Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc.*^	27,103	—

TOTAL COMMON STOCKS (cost $12,780,587)		18,750,689

EXCHANGE-TRADED FUNDS — 3.0%
iShares Broad USD High Yield Corporate Bond ETF	189,801	7,817,903
iShares iBoxx High Yield Corporate Bond ETF	133,439	11,610,527

TOTAL EXCHANGE-TRADED FUNDS (cost $19,480,728)		19,428,430

PREFERRED STOCKS — 0.8%
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The), 6.375%(c), 3 Month LIBOR + 3.550%, Series K, Maturing 05/10/24(oo)	26,000	732,420

	Shares	Value

PREFERRED STOCKS (continued)
Gas Utilities — 0.5%
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^	2,975	$2,975,000

Interactive Media & Services — 0.0%
MYT Holding LLC, Series A, 10.000%, Maturing 06/06/29^	291,500	310,448

Multiline Retail — 0.2%
Claire’s Stores, Inc., CVT*^	534	1,361,700

Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc., Maturing 05/11/22*^	32,246	322

TOTAL PREFERRED STOCKS (cost $4,103,070)		5,379,890

	Units

RIGHTS* — 0.0%
Independent Power & Renewable Electricity Producers
Vistra Corp., expiring 01/23/27^	180,881	249,616

(cost $0)
WARRANTS* — 0.0%
Chemicals — 0.0%
TPC Group, Inc., expiring 08/01/24 (original cost $0; purchased 02/02/21)^(f)	1,268,029	5,960

Multiline Retail — 0.0%
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG, expiring 09/24/27^	2,515	49,043

Oil, Gas & Consumable Fuels — 0.0%
Athabasca Oil Corp. (Canada), expiring 11/01/26	1,125	49,643
Chesapeake Energy Corp., expiring 02/09/26	529	21,139
Chesapeake Energy Corp., expiring 02/09/26	588	21,115
Chesapeake Energy Corp., expiring 02/09/26	326	10,556

		102,453

TOTAL WARRANTS (cost $32,846)		157,456

TOTAL LONG-TERM INVESTMENTS (cost $613,037,478)		620,764,352

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

SHORT-TERM INVESTMENTS — 26.5%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	20,539,131	$20,539,131
PGIM Institutional Money Market Fund (cost $152,412,441; includes $152,402,825 of cash collateral for securities on loan)(b)(wa)	152,511,035	152,404,277

TOTAL SHORT-TERM INVESTMENTS (cost $172,951,572)		172,943,408

TOTAL INVESTMENTS—121.5% (cost $785,989,050)		793,707,760
Liabilities in excess of other assets(z) — (21.5)%		(140,660,572)

NET ASSETS — 100.0%		$653,047,188

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $8,546,078 and 1.3% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $149,394,687; cash collateral of $152,402,825 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $6,716,303. The aggregate value of $6,753,748 is 1.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(rr)	Perpetual security with no stated maturity date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at December 31, 2021:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
lntelsat Jackson Holdings SA, DIP Term Loan, 3 Month LIBOR + 3.600%, 3.600%(c), Maturity Date 07/13/22 (cost $81,811)	83	$82,371	$560	$—

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
72	2 Year U.S. Treasury Notes	Mar. 2022	$15,708,375	$(12,281)
255	5 Year U.S. Treasury Notes	Mar. 2022	30,849,023	101,150
114	10 Year U.S. Treasury Notes	Mar. 2022	14,873,437	93,430
9	20 Year U.S. Treasury Bonds	Mar. 2022	1,443,938	15,866

				198,165

Short Position:
19	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	3,745,375	(51,747)

				$146,418

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/22	Goldman Sachs International	EUR	97	$109,202	$110,299	$—	$(1,097)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
EQT Corp.	06/20/22	5.000%(Q)	325	1.369%	$6,114	$5,496	$618	Credit Suisse International

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.HY.37.V1	12/20/26	5.000	%(Q)	15,075	$(1,337,195)	$(1,412,521)	$(75,326)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreement:
iBoxx US Dollar Liquid High Yield(T)	3 Month LIBOR(Q)	Goldman Sachs International	3/20/22	2,750	$26,639	$—	$26,639

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$5,496	$—	$27,257	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$1,701,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Bank Loans	$—	$35,245,043	$591,893
Convertible Bonds	—	693,594	—
Corporate Bonds	—	540,222,239	45,502
Common Stocks	10,989,699	4,804,396	2,956,594
Exchange-Traded Funds	19,428,430	—	—
Preferred Stocks	732,420	—	4,647,470
Rights	—	—	249,616
Warrants	52,810	49,643	55,003
Short-Term Investments
Affiliated Mutual Funds	172,943,408	—	—

Total	$204,146,767	$581,014,915	$8,546,078

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$560	$—
Futures Contracts	210,446	—	—
OTC Credit Default Swap Agreement	—	6,114	—
OTC Total Return Swap Agreement	—	26,639	—

Total	$210,446	$33,313	$—

Liabilities
Futures Contracts	$(64,028)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(1,097)	—
Centrally Cleared Credit Default Swap Agreement	—	(75,326)	—

Total	$(64,028)	$(76,423)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks	Rights	Warrants
Balance as of 12/31/20	$1,196,817	$148,540	$2,931,724	$1,446,576	$188,342	$22,436
Realized gain (loss)	2,812	(3,393,691)	(68,134)	33,924	—	90,369
Change in unrealized appreciation (depreciation)	(52,911)	(79,528)	93,004	416,463	61,274	32,567
Purchases/Exchanges/Issuances	252,770	3,230,037	—	2,885,750	—	—
Sales/Paydowns	(307,345)	(143,294)	—	(135,243)	—	(90,369)
Accrued discount/premium	29,573	283,438	—	—	—	—
Transfers into Level 3*	—	—	—	—	—	—
Transfers out of Level 3*	(529,823)	—	—	—	—	—

Balance as of 12/31/21	$591,893	$45,502	$2,956,594	$4,647,470	$249,616	$55,003

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(50,311)	$(3,478,285)	$24,869	$416,463	$61,274	$55,003

*

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels due to a change in observable and/or unobservable inputs.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of December 31, 2021	Valuation Approach	Valuation Methodology	Unobservable Inputs
Bank Loans	$2,252	Market	Enterprise Value	Discretionary Discount Rate
Corporate Bonds	—	Market	Worthless	Estimated Future Distributions
Corporate Bonds	35,190	Market	Transaction Based	Unadjusted Last Traded Price
Common Stocks	7,293	Market	Enterprise Value	EBITDA Multiple
Common Stocks	375,765	Market	Enterprise Value	Estimated Cash Flow
Common Stocks	3	Market	Worthless	Estimated Future Value
Preferred Stocks	322	Market	Enterprise Value	EBITDA Multiple
Preferred Stocks	2,975,000	Market	Transaction Based	Unadjusted Trade Price

	$3,395,825

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of December 31, 2021, the aggregate value of these securities and/or derivatives was $5,150,253. The unobservable inputs for these investments were not developed by the Portfolio and are not readily available.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (23.3% represents investments purchased with collateral from securities on loan)	26.5%
Media	8.7
Telecommunications	6.4
Oil & Gas	6.1
Healthcare-Services	5.2
Commercial Services	4.4
Pipelines	3.8
Electric	3.7
Entertainment	3.6
Retail	3.5
Pharmaceuticals	3.3
Foods	3.1
Chemicals	3.0
Exchange-Traded Funds	3.0
Home Builders	2.6
Aerospace & Defense	2.4
Diversified Financial Services	2.4
Packaging & Containers	2.2

Mining	2.1%
Real Estate Investment Trusts (REITs)	2.1
Auto Manufacturers	2.1
Software	1.6
Lodging	1.6
Building Materials	1.6
Auto Parts & Equipment	1.5
Oil, Gas & Consumable Fuels	1.4
Computers	1.2
Airlines	1.0
Gas Utilities	1.0
Real Estate	0.7
lnternet	0.7
Housewares	0.6
Advertising	0.5
Household Products/Wares	0.5
Environmental Control	0.5
Insurance	0.5
Iron/Steel	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Electrical Components & Equipment	0.4%
Gas	0.4
Healthcare-Products	0.4
Electric Utilities	0.4
Machinery-Diversified	0.4
Leisure Time	0.4
Independent Power & Renewable Electricity Producers	0.3
Distribution/Wholesale	0.3
Electronics	0.3
Multiline Retail	0.3
Semiconductors	0.2
Investment Companies	0.2
Transportation	0.2
Apparel	0.2
Engineering & Construction	0.2
Home Furnishings	0.2
Miscellaneous Manufacturing	0.1
Agriculture	0.1
Toys/Games/Hobbies	0.1
Food Service	0.1
Biotechnology	0.1

Capital Markets	0.1%
Cosmetics/Personal Care	0.1
Machinery-Construction & Mining	0.1
Office/Business Equipment	0.1
Oil & Gas Services	0.1
Trucking & Leasing	0.1
Metal Fabricate/Hardware	0.1
Interactive Media & Services	0.0	*
Beverages	0.0	*
Coal	0.0	*
Banks	0.0	*
Diversified Consumer Services	0.0	*
Diversified Telecommunication Services	0.0	*
Wireless Telecommunication Services	0.0	*

	121.5
Liabilities in excess of other assets	(21.5)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$75,326	*
Credit contracts	Premiums paid for OTC swap agreements	5,496		—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	618		—	—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,097
Interest rate contracts	Due from/to broker-variation margin futures	210,446	*	Due from/to broker-variation margin futures	64,028	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	26,639		—	—

		$243,199			$140,451

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(485,138)
Foreign exchange contracts	—	(14,101)	—
Interest rate contracts	(1,163,489)	—	21,010

Total	$(1,163,489)	$(14,101)	$(464,128)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$344,348
Foreign exchange contracts	—	12,720	—
Interest rate contracts	165,470	—	26,639

Total	$165,470	$12,720	$370,987

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$61,070,983	$4,059,844	$149,326

Forward Foreign Currency Exchange Contracts—Sold(2)	Credit Default Swap Agreements— Buy Protection(1)
$158,480	$5,301,000

Credit Default Swap Agreements— Sell Protection(1)	Total Return Swap Agreements(1)
$89,000	$1,100,000

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$149,394,687	$(149,394,687)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST HIGH YIELD PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Credit Suisse lnternational	$6,114	$—	$6,114	$—	$6,114
Goldman Sachs lnternational	26,639	(1,097)	25,542	—	25,542

	$32,753	$(1,097)	$31,656	$—	$31,656

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST HIGH YIELD PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $149,394,687:
Unaffiliated investments (cost $613,037,478)	$620,764,352
Affiliated investments (cost $172,951,572)	172,943,408
Cash	65,059
Dividends and interest receivable	9,248,802
Deposit with broker for centrally cleared/exchange-traded derivatives	1,701,000
Receivable for investments sold	1,542,156
Unrealized appreciation on OTC swap agreements	27,257
Receivable for Portfolio shares sold	18,170
Premiums paid for OTC swap agreements	5,496
Due from broker-variation margin futures	3,639
Unrealized appreciation on unfunded loan commitments	560
Prepaid expenses	5,564

Total Assets	806,325,463

LIABILITIES
Payable to broker for collateral for securities on loan	152,402,825
Accrued expenses and other liabilities	624,849
Management fee payable	156,129
Payable for Portfolio shares purchased	27,780
Payable for investments purchased	23,517
Due to broker-variation margin swaps	23,187
Distribution fee payable	17,879
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,097
Trustees’ fees payable	561
Affiliated transfer agent fee payable	451

Total Liabilities	153,278,275

NET ASSETS	$653,047,188

Net assets were comprised of:
Partners’ Equity	$653,047,188

Net asset value and redemption price per share, $653,047,188 / 52,594,200 outstanding shares of beneficial interest	$12.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $3,677 foreign withholding tax)	$38,121,583
Unaffiliated dividend income	505,774
Income from securities lending, net (including affiliated income of $101,469)	185,024
Affiliated dividend income	32,533

Total income	38,844,914

EXPENSES
Management fee	4,396,925
Distribution fee	1,919,423
Custodian and accounting fees	144,063
Audit fee	53,900
Legal fees and expenses	23,502
Trustees’ fees	19,151
Shareholders’ reports	13,324
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,399
Miscellaneous	32,976

Total expenses	6,610,663
Less: Fee waiver and/or expense reimbursement	(71,844)

Net expenses	6,538,819

NET INVESTMENT INCOME (LOSS)	32,306,095

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(55,475))	16,438,187
Futures transactions	(1,163,489)
Forward currency contract transactions	(14,101)
Swap agreements transactions	(464,128)
Foreign currency transactions	5,757

14,802,226

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $9,327)	1,724,753
Futures	165,470
Forward currency contracts	12,720
Swap agreements	370,987
Foreign currencies	3,176
Unfunded loan commitment	560

2,277,666

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	17,079,892

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$49,385,987

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$32,306,095	$31,335,189
Net realized gain (loss) on investment and foreign currency transactions	14,802,226	(21,279,712)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,277,666	7,014,379

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	49,385,987	17,069,856

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [6,581,785 and 41,695,961 shares, respectively]	79,505,220	450,973,286
Portfolio shares purchased [26,080,490 and 27,093,604 shares, respectively]	(317,812,582)	(280,517,661)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(238,307,362)	170,455,625

TOTAL INCREASE (DECREASE)	(188,921,375)	187,525,481
NET ASSETS:
Beginning of year	841,968,563	654,443,082

End of year	$653,047,188	$841,968,563

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 99.2%
ASSET-BACKED SECURITIES — 11.3%
Collateralized Loan Obligations — 9.3%
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	10/17/32	7,500	$7,497,115
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.250%(c)	10/21/34	8,500	8,500,000
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1R, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.074%(c)	10/15/30	12,250	12,229,247
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.095% (Cap N/A, Floor 1.095%)
1.348%(c)	01/25/33	10,000	10,000,000
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	07/20/34	3,500	3,499,993
Crown Point CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.366%(c)	01/17/34	5,000	4,999,996
Elevation CLO Ltd. (Cayman Islands),
Series 2021-13A, Class A1, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
1.340%(c)	07/15/34	4,500	4,497,464
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.140%(c)	02/05/31	993	992,964
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/34	5,375	5,376,001
KKR CLO Ltd. (Cayman Islands),
Series 18, Class AR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
1.062%(c)	07/18/30	10,000	10,000,002
Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
2.266%(c)	10/17/31	6,750	6,749,997
Series 33A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.302%(c)	07/20/34	8,000	7,999,985
MidOcean Credit CLO (Cayman Islands),
Series 2019-10A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
1.354%(c)	10/23/34	4,000	3,997,613
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.424%(c)	06/20/34	11,750	11,753,780
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.194%(c)	10/23/31	7,250	7,247,667

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class A1RR, 144A, 3 Month LlBOR + 1.100% (Cap N/A, Floor 1.100%)
1.229%(c)	07/23/33	7,500	$7,500,925
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/29/34	2,500	2,499,999
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.292%(c)	07/20/34	7,000	6,996,053
Venture CLO Ltd. (Cayman Islands),
Series 2021-43A, Class A1, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
1.364%(c)	04/15/34	7,750	7,738,490
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/31	25,250	25,237,524
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.334%(c)	10/15/34	1,500	1,500,002
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)
1.414%(c)	04/15/30	1,955	1,942,968

			158,757,785

Consumer Loans — 0.2%
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.952%(c)	02/25/23	2,560	2,566,462

Credit Cards — 0.2%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30	2,700	3,095,052

Home Equity Loans — 0.1%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
0.742%(c)	05/25/34	967	950,970
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.802%(c)	09/25/34	803	777,615
Morgan Stanley ABS Capital I, Inc.,
Series 2002-HE03, Class A2, 1 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.182%(c)	03/25/33	247	245,764

			1,974,349

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Manufactured Housing — 0.1%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58	1,785	$1,805,764

Other — 0.5%
PNMAC FMSR lssuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
2.442%(c)	04/25/23	880	878,636
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.892%(c)	06/25/24	8,350	8,324,807

			9,203,443

Residential Mortgage-Backed Securities — 0.9%
Countrywide Asset-Backed Certificates Trust,
Series 2004-06, Class 2A5, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.882%(c)	11/25/34	449	446,434
Series 2004-ECC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.002%(c)	12/25/34	1,630	1,614,055
Credit Suisse Mortgage Trust,
Series 2018-RPL04, 144A
2.847%(cc)	07/27/50	3,215	3,251,105
Legacy Mortgage Asset Trust,
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59	2,717	2,718,686
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61	1,557	1,576,712
Series 2018-01, Class A1, 144A
3.250%(cc)	05/25/62	2,168	2,200,237
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.002%(c)	05/25/34	695	681,104
Towd Point Mortgage Trust,
Series 2019-04, Class A1, 144A
2.900%(cc)	10/25/59	1,921	1,957,985
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.102%(c)	10/25/59	917	921,336

			15,367,654

TOTAL ASSET-BACKED SECURITIES (cost $189,211,365)			192,770,509

COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.6%
Banc of America Commercial Mortgage Trust,
Series 2016-UB10, Class A3
2.903%	07/15/49	3,627	3,736,688
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	11,045	11,317,831

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52	13,890	$14,200,883
CD Mortgage Trust,
Series 2019-CD08, Class A3
2.657%	08/15/ 57	9,500	9,640,192
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2
3.585%	12/10/54	15,894	16,829,799
Commercial Mortgage Trust,
Series 2013-CR12, Class A3
3.765%	10/10/46	3,610	3,708,342
Series 2014-CR20, Class A3
3.326%	11/10/47	7,060	7,265,333
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A3
3.501%	12/15/49	5,500	5,845,340
FHLMC Multifamily Structured Pass-Through Certificates,
Series K056, Class XAM, IO
1.153%(cc)	05/25/26	38,290	1,874,889
Series K093, Class XAM, IO
1.192%(cc)	05/25/29	51,135	4,104,136
Series K106, Class XAM, IO
1.606%(cc)	02/25/30	54,548	6,415,805
Series K734, Class X1, IO
0.647%(cc)	02/25/26	121,197	2,808,394
Series K736, Class XAM, IO
1.709%(cc)	07/25/26	63,677	4,556,962
Series K737, Class XAM, IO
1.004%(cc)	10/25/26	46,658	2,126,620
GS Mortgage Securities Trust,
Series 2014-GC24, Class A4
3.666%	09/10/47	4,720	4,863,362
Series 2018-GS09, Class A3
3.727%	03/10/51	7,275	7,862,268
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4
3.363%	07/15/45	829	843,064
Series 2014-C24, Class A4A1
3.373%	11/15/47	1,500	1,552,994
Series 2015-C30, Class A3
3.322%	07/15/48	90	89,957
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50	1,537	1,536,314
UBS Commercial Mortgage Trust,
Series 2018-C08, Class A1
2.659%	02/15/51	1,815	1,825,084
Series 2018-C08, Class A3
3.720%	02/15/51	6,600	7,211,991
Series 2018-C12, Class A2
4.152%	08/15/51	3,250	3,371,561
Series 2018-C14, Class A3
4.180%	12/15/51	15,000	16,377,483
Series 2019-C17, Class A2
2.313%	10/15/52	7,291	7,374,961

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3
2.920%	03/10/46	2,345	$2,367,105
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK01, Class A2
2.399%	08/15/49	15,704	15,848,650
Series 2017-C41, Class A3
3.210%	11/15/50	15,610	16,266,686

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $174,710,777)			181,822,694

CORPORATE BONDS — 48.2%
Aerospace & Defense — 0.5%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.950%	02/01/30(a)	9,200	9,316,639

Agriculture — 0.8%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27	7,730	8,114,150
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25	5,000	5,399,125

			13,513,275

Airlines — 0.6%
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23	278	281,055
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.625%	03/15/22	3,940	3,944,528
3.800%	04/19/23(a)	5,000	5,107,581
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	1,215	1,267,728
4.625%	04/15/29	240	248,918

			10,849,810

Auto Manufacturers — 1.4%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.134%	08/04/25(a)	500	530,222
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23	9,795	10,405,581
6.600%	04/01/36	3,385	4,570,801
General Motors Financial Co., Inc.,
Gtd. Notes
4.350%	04/09/25	8,000	8,619,273

			24,125,877

Banks — 12.1%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.241%(c)	04/12/23	2,200	2,222,020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank of America Corp.,
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25(a)(oo)	4,000	$4,056,512
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32	3,755	3,773,161
2.687%(ff)	04/22/32	9,555	9,705,481
Sr. Unsec’d. Notes, MTN
3.824%(ff)	01/20/28	5,000	5,418,253
4.078%(ff)	04/23/40	2,365	2,712,656
Sub. Notes, MTN
4.200%	08/26/24(a)	9,015	9,660,149
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	7,060	7,464,818
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	10,740	12,289,452
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27	320	311,351
3.375%	01/09/25	992	1,043,006
Sr. Unsec’d. Notes, 144A, MTN
3.052%(ff)	01/13/31	6,500	6,699,470
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32	1,570	1,570,535
Sub. Notes
4.450%	09/29/27	17,330	19,323,083
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.800%	06/09/23	1,250	1,295,658
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22	11,100	11,150,449
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26	3,250	3,442,838
4.250%	03/13/26	2,100	2,293,416
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.650%(ff)	10/21/32	1,975	1,988,092
3.814%(ff)	04/23/29	16,650	18,122,082
3.850%	01/26/27	240	258,398
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.583%(ff)	06/19/29	3,800	4,257,208
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(a)(oo)	6,000	6,034,456
Sr. Unsec’d. Notes
2.580%(ff)	04/22/32	4,200	4,252,333
3.509%(ff)	01/23/29	17,000	18,231,351
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
3.734%(c)	01/18/22(a)(oo)	4,000	4,001,481
Sr. Unsec’d. Notes, GMTN
3.772%(ff)	01/24/29	5,000	5,444,213

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32	3,135	$3,131,961
Sub. Notes, MTN
3.950%	04/23/27	655	720,293
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25	200	211,814
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24	20,000	21,055,374
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27	1,635	1,598,417
4.125%	09/24/25	7,370	7,978,713
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	5,000	5,103,535

			206,822,029

Beverages — 0.4%
Anheuser-Busch lnBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.750%	01/23/29	6,500	7,568,264

Building Materials — 0.1%
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.900%	02/14/26	322	348,543
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24	640	682,743

			1,031,286

Chemicals — 1.5%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
5.125%	04/01/25	7,475	8,300,496
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.625%	05/15/26	2,545	2,742,619
4.550%	11/30/25	131	143,914
LyondellBasell lndustries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24	607	661,044
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23	3,295	3,464,445
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26	5,000	5,482,255
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22	4,000	4,046,407

			24,841,180

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 1.2%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	10/15/22	170	$173,425
3.800%	11/01/25	2,445	2,631,613
IHS Markit Ltd.,
Gtd. Notes, 144A
4.750%	02/15/25	5,290	5,748,878
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116	8,500	10,655,439
United Rentals North America, Inc.,
Gtd. Notes
5.250%	01/15/30	1,055	1,142,153

			20,351,508

Diversified Financial Services — 0.6%
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes
4.150%	01/23/30	8,650	9,602,914

Electric — 6.1%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28	7,510	8,252,500
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37	1,405	1,893,985
6.125%	04/01/36	1,160	1,583,077
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	500	495,698
5.000%	02/01/31	725	732,042
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	11/01/28	6,480	7,234,103
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series B
3.600%	03/15/27	12,060	12,990,990
DTE Energy Co.,
Sr. Unsec’d. Notes
2.850%	10/01/26	450	469,718
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.150%	08/15/27	435	459,792
Duke Energy Progress LLC,
First Mortgage
3.700%	09/01/28	3,980	4,371,053
Entergy Louisiana LLC,
Collateral Trust
3.250%	04/01/28	445	473,476
Entergy Texas, Inc.,
First Mortgage
4.000%	03/30/29	10,900	12,056,037
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	1,250	1,333,795

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Gulf Power Co.,
Sr. Unsec’d. Notes, Series A
3.300%	05/30/27	795	$852,863
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.250%	12/01/24	925	970,904
Kentucky Utilities Co.,
First Mortgage
3.300%	10/01/25	2,150	2,270,505
Louisville Gas & Electric Co.,
First Mortgage, Series 25
3.300%	10/01/25	3,065	3,243,048
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A
4.300%	01/15/29	12,210	13,648,683
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	5,310	5,590,840
PacifiCorp,
First Mortgage
3.350%	07/01/25	2,270	2,395,711
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25	530	560,369
Sempra Energy,
Sr. Unsec’d. Notes
3.400%	02/01/28	5,000	5,327,265
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series M
4.100%	09/15/28	5,000	5,536,617
Union Electric Co.,
First Mortgage
2.950%	03/15/30(a)	6,500	6,848,811
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	2,245	2,330,514
5.625%	02/15/27	3,000	3,101,946

			105,024,342

Engineering & Construction — 0.2%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	07/31/47	4,020	4,024,325

Foods — 0.7%
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26(a)	9,170	9,597,522
Mars, Inc.,
Gtd. Notes, 144A
3.875%	04/01/39	1,370	1,581,482
4.200%	04/01/59	1,190	1,521,576

			12,700,580

Healthcare-Services — 1.5%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24	1,000	1,056,382

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
HCA, Inc.,
Sr. Sec’d. Notes
4.500%	02/15/27	4,600	$5,076,655
5.125%	06/15/39	3,800	4,699,627
Humana, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/30	4	4,692
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.125%	07/01/52	125	157,103
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	270	281,463
Roche Holdings, Inc. (Switzerland),
Gtd. Notes, 144A
2.076%	12/13/31	5,000	4,985,790
Stanford Health Care,
Unsec’d. Notes, Series 2020
3.310%	08/15/30	8,980	9,758,513

			26,020,225

Home Furnishings — 0.1%
Panasonic Corp. (Japan),
Sr. Unsec’d. Notes, 144A
2.679%	07/19/24	1,000	1,030,516

Housewares — 0.8%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.350%	04/01/23	13,855	14,292,794

Insurance — 0.7%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/26	2,655	2,882,262
Arch Capital Finance LLC,
Gtd. Notes
4.011%	12/15/26	3,045	3,344,784
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50	2,700	2,995,667
4.569%	02/01/29	2	2,303
Markel Corp.,
Sr. Unsec’d. Notes
3.500%	11/01/27	500	536,454
3.625%	03/30/23	355	365,848
Swiss Re Treasury US Corp. (Switzerland),
Gtd. Notes, 144A
2.875%	12/06/22	1,185	1,206,669

			11,333,987

Lodging — 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22	1,320	1,333,093

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.375%	06/01/29	3,200	$3,454,639
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
6.384%	10/23/35	5,822	7,541,453
Comcast Corp.,
Gtd. Notes
3.750%	04/01/40	1,510	1,689,169
4.200%	08/15/34	1,575	1,853,604
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.350%	09/15/26	7,500	7,975,311
Discovery Communications LLC,
Gtd. Notes
3.800%	03/13/24	500	524,899

			23,039,075

Mining — 0.3%
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39	4,267	5,819,729

Multi-National — 0.3%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23	445	453,448
3.250%	02/11/22	4,290	4,300,999

			4,754,447

Oil & Gas — 2.2%
BP Capital Markets America, Inc.,
Gtd. Notes
3.796%	09/21/25	2	2,157
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.250%	04/15/27	4,950	5,401,812
4.400%	04/15/29	3,000	3,320,009
ConocoPhillips,
Gtd. Notes, 144A
3.750%	10/01/27	2,305	2,522,632
4.300%	08/15/28	5,262	5,921,969
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.950%	07/01/24	2,000	2,223,722
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.600%	01/03/31	177	188,398
6.900%	03/19/49	1,030	1,097,875
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	03/13/27	9,000	9,600,316
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.350%	06/01/28	7,335	8,088,101

			38,366,991

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers — 0.8%
WRKCo, Inc.,
Gtd. Notes
4.650%	03/15/26(a)	12,590	$14,052,533

Pharmaceuticals — 3.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29	13,790	14,762,797
3.850%	06/15/24	575	607,927
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
2.200%	07/15/22	400	401,496
Cigna Corp.,
Gtd. Notes
3.250%	04/15/25	530	558,432
4.375%	10/15/28	13,900	15,801,589
CVS Health Corp.,
Sr. Unsec’d. Notes
4.300%	03/25/28	4,944	5,551,851
4.780%	03/25/38	1,775	2,162,780
5.000%	12/01/24	700	764,735
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.150%	12/10/31	7,520	7,542,598
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48	4,773	5,910,740
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
5.000%	11/26/28	10,000	11,748,648

			65,813,593

Pipelines — 4.2%
Energy Transfer LP,
Sr. Unsec’d. Notes
4.000%	10/01/27(a)	1,510	1,622,339
4.950%	06/15/28	7,825	8,823,771
5.500%	06/01/27	5,000	5,714,776
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29(a)	7,750	8,232,557
MPLX LP,
Sr. Unsec’d. Notes
4.000%	03/15/28	8,455	9,191,058
4.125%	03/01/27	2,980	3,260,748
ONEOK Partners LP,
Gtd. Notes
5.000%	09/15/23	2,525	2,660,551
ONEOK, Inc.,
Gtd. Notes
4.000%	07/13/27	1,535	1,660,184
4.500%	03/15/50	3,135	3,479,175
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29(a)	10,000	10,399,709
4.650%	10/15/25(a)	2,185	2,383,486

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Spectra Energy Partners LP,
Gtd. Notes
4.750%	03/15/24	4,340	$4,630,301
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
4.000%	03/15/28	3,610	3,956,598
Valero Energy Partners LP,
Gtd. Notes
4.500%	03/15/28	4,255	4,717,072
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.300%	03/04/24	1,000	1,057,312

			71,789,637

Real Estate Investment Trusts (REITs) — 0.6%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24	3,750	3,934,487
3.850%	02/01/25	5,575	5,898,720

			9,833,207

Retail — 0.6%
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/30	8,665	9,793,741

Semiconductors — 1.3%
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26(a)	15,000	15,979,431
4.110%	09/15/28	3,975	4,361,655
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	1,153	1,159,004

			21,500,090

Software — 0.9%
Fiserv, Inc.,
Sr. Unsec’d. Notes
4.200%	10/01/28	12,730	14,268,386
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	143	140,337
2.675%	06/01/60	167	166,287

			14,575,010

Telecommunications — 1.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	09/15/53	4,246	4,291,654
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25(a)	2,745	2,748,003
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24	5,000	5,616,438
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A
2.700%	03/15/32	4,435	4,466,203

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.550%	03/21/31	2,630	$2,656,737
4.016%	12/03/29	8,188	9,177,815

			28,956,850

Water — 0.8%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.000%	12/01/26	13,140	13,928,670

TOTAL CORPORATE BONDS (cost $750,367,821)			826,006,217

MUNICIPAL BONDS — 3.6%
Arizona — 1.6%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	20,800	27,265,240

Colorado — 0.3%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	2,895	4,578,081

Massachusetts — 0.1%
Massachusetts State Water Pollution Abatement,
Revenue Bonds, BABs
5.192%	08/01/40	1,385	1,569,820

New York — 0.8%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	2,000	2,494,020
New York City Water & Sewer System,
Revenue Bonds, BABs
5.440%	06/15/43	7,000	10,235,582

			12,729,602

Ohio — 0.2%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	1,300	1,729,459
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2
4.879%	12/01/34	2,000	2,331,832

			4,061,291

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	500	671,458

Pennsylvania — 0.3%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	4,000	5,710,687

Texas — 0.1%
City of San Antonio Electric & Gas Systems Revenue,
Taxable, Revenue Bonds
4.427%	02/01/42	1,750	2,117,982

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Washington — 0.2%
Central Puget Sound Regional Transit Authority,
Revenue Bonds, BABs
5.491%	11/01/39	2,330	$3,192,617

TOTAL MUNICIPAL BONDS (cost $53,567,623)			61,896,778

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.6%
Alternative Loan Trust,
Series 2005-38, Class A3, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.802%(c)	09/25/35	1,745	1,655,632
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.702%(c)	04/25/28	323	323,031
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.953%(c)	10/25/28	1,457	1,457,077
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR +1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	10/25/29	153	153,202
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	10/25/29	3,100	3,099,999
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	1,608	1,670,019
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.802%(c)	11/25/28	1,721	1,720,644
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.853%(c)	09/25/48	8	8,004
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.753%(c)	01/25/49	993	1,004,947
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.702%(c)	10/25/28	524	523,805
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.752%(c)	05/25/29	455	455,187
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59	13,359	13,379,743
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.853%(c)	01/25/48	298	298,089
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.652%(c)	07/25/28	376	375,927

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.752%(c)	06/25/57	912	$912,338
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.502%(c)	03/25/28	40	40,052
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10, Class 1A1
2.864%(cc)	09/25/36	992	992,807

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $26,017,500)			28,070,503

SOVEREIGN BONDS — 3.3%
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.125%	01/15/45	1,000	1,246,403
5.875%	01/15/24	5,000	5,476,047
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
6.375%	10/23/34(a)	2,000	2,782,061
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series PD
7.500%	09/15/29(a)	2,000	2,796,619
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48	1,245	1,683,040
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24	26,379	27,028,640
2.875%	10/17/29	15,600	15,948,016

TOTAL SOVEREIGN BONDS (cost $54,946,947)			56,960,826

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.9%
Federal Home Loan Mortgage Corp.
6.250%	07/15/32	945	1,360,196
Federal National Mortgage Assoc.
6.625%	11/15/30(k)	45,900	64,761,057
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31	220	215,424

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $66,934,549)			66,336,677

U.S. TREASURY OBLIGATIONS — 16.7%
U.S. Treasury Bonds
1.375%	08/15/50	415	363,903
2.250%	05/15/41	50,000	52,484,375
3.625%	08/15/43	185	240,066
U.S. Treasury Notes
0.375%	09/30/27	500	473,477
0.500%	10/31/27	500	476,055
0.625%	08/15/30	495	461,742
1.125%	08/31/28	21,000	20,602,969
1.250%	09/30/28	102,130	100,965,080

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
1.375%	11/15/31	32,000	$31,600,000
1.500%	11/30/28	30,000	30,126,562
U.S. Treasury Strips Coupon
1.954%(s)	02/15/42	8,730	5,731,791
2.364%(s)	05/15/45	4,640	2,851,787
2.377%(s)	08/15/45	1,705	1,044,312
2.387%(s)	05/15/43	5,565	3,558,557
2.420%(s)	05/15/44	10,500	6,596,133
2.472%(s)	08/15/44	15,965	9,966,276
2.526%(s)	02/15/46	18,580	11,257,593
2.544%(s)	11/15/45	4,405	2,679,995
3.176%(s)	08/15/40	7,180	4,909,911

TOTAL U.S. TREASURY OBLIGATIONS (cost $283,133,588)			286,381,584

TOTAL LONG-TERM INVESTMENTS (cost $1,598,890,170)			1,700,245,788

		Shares

SHORT-TERM INVESTMENTS — 2.5%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wd)		6,150,463	6,150,463
PGIM Institutional Money Market Fund (cost $37,324,707; includes $37,321,790 of cash collateral for securities on loan)(b)(wd)		37,405,333	37,379,150

TOTAL SHORT-TERM INVESTMENTS (cost $43,475,170)			43,529,613

TOTAL INVESTMENTS — 101.7% (cost $1,642,365,340)			1,743,775,401
Liabilities in excess of other assets(z) — (1.7)%			(28,822,506)

NET ASSETS — 100.0%			$1,714,952,895

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $36,580,466; cash collateral of $37,321,790 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:

818	5 Year U.S.Treasury Notes	Mar. 2022	$98,958,826	$(144,618)
4,144	10 Year U.S. Treasury Notes	Mar. 2022	540,662,500	3,920,645
1,373	10 Year U.S. Ultra Treasury Notes	Mar. 2022	201,058,688	1,416,821

				5,192,848

Short Positions:

604	2 Year U.S.Treasury Notes	Mar. 2022	131,775,813	99,184
1,305	20 Year U.S. Treasury Bonds	Mar. 2022	209,370,937	(1,264,757)
456	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	89,889,000	(1,277,988)

				(2,443,561)

				$2,749,287

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	65,000	$(1,539,471)	$(1,609,501)	$(70,030)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
10,350	01/13/26	2.152%(T)	U.S. CPI Urban Consumers NSA lndex(2)(T)	$—	$(856,364)	$(856,364)
26,400	02/02/26	2.295%(T)	U.S. CPI Urban Consumers NSA lndex(2)(T)	(59,708)	(1,982,871)	(1,923,163)
15,505	02/18/26	2.370%(T)	U.S. CPI Urban Consumers NSA lndex(2)(T)	—	(1,090,265)	(1,090,265)

				$(59,708)	$(3,929,500)	$(3,869,792)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$8,507,825

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$158,757,785	$—
Consumer Loans	—	2,566,462	—
Credit Cards	—	3,095,052	—
Home Equity Loans	—	1,974,349	—
Manufactured Housing	—	1,805,764	—
Other	—	9,203,443	—
Residential Mortgage-Backed Securities	—	15,367,654	—
Commercial Mortgage-Backed Securities	—	181,822,694	—
Corporate Bonds	—	826,006,217	—
Municipal Bonds	—	61,896,778	—
Residential Mortgage-Backed Securities	—	28,070,503	—
Sovereign Bonds	—	56,960,826	—
U.S. Government Agency Obligations	—	66,336,677	—
U.S. Treasury Obligations	—	286,381,584	—
Short-Term Investments
Affiliated Mutual Funds	43,529,613	—	—

Total	$43,529,613	$1,700,245,788	$—

Other Financial Instruments*
Assets
Futures Contracts	$5,436,650	$—	$—

Liabilities
Futures Contracts	$(2,687,363)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(70,030)	—
Centrally Cleared Inflation Swap Agreements	—	(3,869,792)	—

Total	$(2,687,363)	$(3,939,822)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	16.7%
Banks	12.1
Commercial Mortgage-Backed Securities	10.6
Collateralized Loan Obligations	9.3
Electric	6.1
Pipelines	4.2
U.S. Government Agency Obligations	3.9
Pharmaceuticals	3.8
Municipal Bonds	3.6
Sovereign Bonds	3.3
Affiliated Mutual Funds (2.2% represents investments purchased with collateral from securities on loan)	2.5
Residential Mortgage-Backed Securities	2.5
Oil & Gas	2.2
Telecommunications	1.7

Healthcare-Services	1.5%
Chemicals	1.5
Auto Manufacturers	1.4
Media	1.3
Semiconductors	1.3
Commercial Services	1.2
Software	0.9
Housewares	0.8
Packaging & Containers	0.8
Water	0.8
Agriculture	0.8
Foods	0.7
Insurance	0.7
Airlines	0.6
Real Estate Investment Trusts (REITs)	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Retail	0.6%
Diversified Financial Services	0.6
Aerospace & Defense	0.5
Other	0.5
Beverages	0.4
Mining	0.3
Multi-National	0.3
Engineering & Construction	0.2
Credit Cards	0.2
Consumer Loans	0.2

Home Equity Loans	0.1%
Manufactured Housing	0.1
Lodging	0.1
Building Materials	0.1
Home Furnishings	0.1

101.7
Liabilities in excess of other assets	(1.7)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$70,030	*
Interest rate contracts	Due from/to broker-variation margin futures	5,436,650	*	Due from/to broker-variation margin futures	2,687,363	*
Interest rate contracts	—	—		Due from/to broker-variation margin swaps	3,869,792	*

		$5,436,650			$6,627,185

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$—	$1,647,500	$—	$(5,492,085)
Interest rate contracts	521,739	(223,232)	(27,417,948)	1,368,759

Total	$521,739	$1,424,268	$(27,417,948)	$(4,123,326)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$4,291,577
Interest rate contracts	(1,124)	(4,217,288)

Total	$(1,124)	$74,289

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$39,889	$120,042,600	$832,811,609	$351,658,546

Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$13,206,000	$156,998,633

Credit Default Swap Agreements— Sell Protection(2)	Inflation Swap Agreements(2)
$11,211,379	$44,909,000

(1)	Cost.
(2)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Labilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$36,580,466	$(36,580,466)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $36,580,466:
Unaffiliated investments (cost $1,598,890,170)	$1,700,245,788
Affiliated investments (cost $43,475,170)	43,529,613
Cash	218,438
Dividends and interest receivable	11,311,563
Due from broker-variation margin swaps	20,221
Prepaid expenses and other assets	160,990

Total Assets	1,755,486,613

LIABILITIES
Payable to broker for collateral for securities on loan	37,321,790
Payable for Portfolio shares purchased	2,003,403
Due to broker-variation margin futures	793,666
Management fee payable	272,089
Accrued expenses and other liabilities	99,501
Distribution fee payable	41,827
Trustees’ fees payable	991
Affiliated transfer agent fee payable	451

Total Liabilities	40,533,718

NET ASSETS	$1,714,952,895

Net assets were comprised of:
Partners’ Equity	$1,714,952,895

Net asset value and redemption price per share, $1,714,952,895 / 180,828,875 outstanding shares of beneficial interest	$9.48

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$61,509,709
Affiliated dividend income	729,533
Income from securities lending, net (including affiliated income of $43,988)	52,650

Total income	62,291,892

EXPENSES
Management fee	8,364,738
Distritbution fee	4,386,467
Custodian and accounting fees.	100,497
Audit fee	54,000
Trustees’ fees	30,960
Legal fees and expenses	30,496
Shareholders’ reports	9,583
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,399
Miscellaneous	363,892

Total expenses	13,348,032
Less: Fee waiver and/or expense reimbursement	(144,203)
Distribution fee waiver	(516,835)

Net expenses	12,686,994

NET INVESTMENT INCOME (LOSS)	49,604,898

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
lnvestment transactions (including affiliated of $7,881,108)	77,608,497
Futures transactions	(27,417,948)
Options written transactions	1,424,268
Swap agreements transactions	(4,123,326)

47,491,491

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(7,540,211))	(137,214,954)
Futures	(1,124)
Swap agreements	74,289

(137,141,789)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(89,650,298)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(40,045,400)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$49,604,898	$155,981,301
Net realized gain (loss) on investment and foreign currency transactions	47,491,491	1,909,401,895
Net change in unrealized appreciation (depreciation) on investments	(137,141,789)	128,279,580

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,045,400)	2,193,662,776

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [116,014,873 and 5,608,804,648 shares, respectively]	1, 02,444,431	47,814,253,882
Portfolio shares purchased [152,593,359 and 5,718,690,235 shares, respectively]	(1,454,007,857)	(50,625,126,545)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(351,563,426)	(2,810,872,663)

TOTAL INCREASE (DECREASE)	(391,608,826)	(617,209,887)
NET ASSETS:
Beginning of year	2,106,561,721	2,723,771,608

End of year	$1,714,952,895	$2,106,561,721

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST MULTI-SECTOR FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 98.8%
ASSET-BACKED SECURITIES — 0.6%
Collateralized Loan Obligations
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1R, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.375%(c)	01/19/35	40,000	$39,999,992
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2019-18A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.325%(c)	10/15/34	42,500	42,515,525
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.874%(c)	04/15/29	19,894	19,887,475

TOTAL ASSET-BACKED SECURITIES (cost $102,258,212)			102,402,992

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.9%
BANK,
Series 2018-BN15, Class A3
4.138%	11/15/61	13,000	14,425,449
Benchmark Mortgage Trust,
Series 2018-B07, Class A3
4.241%	05/15/53	13,000	14,457,723
CD Mortgage Trust,
Series 2018-CD07, Class A3
4.013%	08/15/51	25,000	27,313,137
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	2,943	3,032,342
Series 2014-GC23, Class A3
3.356%	07/10/47	11,062	11,406,615
Series 2015-GC29, Class A3
2.935%	04/10/48	14,092	14,368,295
Series 2015-GC31, Class A3
3.497%	06/10/48	13,585	14,368,162
Series 2015-GC33, Class A3
3.515%	09/10/58	19,601	20,548,754
Series 2016-C01, Class A3
2.944%	05/10/49	20,000	20,632,198
Series 2016-C02, Class A3
2.575%	08/10/49	17,500	17,937,981
Series 2016-P04, Class A3
2.646%	07/10/49	35,000	35,761,194
Series 2016-P06, Class A4
3.458%	12/10/49	4,992	5,317,093
Series 2017-P07, Class A3
3.442%	04/14/50	20,000	21,357,742
Series 2018-C06, Class A3
4.145%	11/10/51	16,375	18,198,648
Commercial Mortgage Trust,
Series 2014-CR15, Class A3
3.796%	02/10/47	6,493	6,489,998
Series 2014-CR18, Class A4
3.550%	07/15/47	8,428	8,695,782
Series 2014-UBS04, Class A4
3.420%	08/10/47	10,000	10,301,085
Series 2014-UBS06, Class A4
3.378%	12/10/47	2,000	2,079,847

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-CR22, Class A4
3.048%	03/10/48	15,000	$15,562,164
Series 2015-CR26, Class A3
3.359%	10/10/48	16,747	17,330,129
Series 2015-DC01, Class A4
3.078%	02/10/48	10,000	10,183,100
Series 2015-LC21, Class A3
3.445%	07/10/48	16,834	17,490,268
Series 2015-PC01, Class A4
3.620%	07/10/50	10,393	10,670,290
Series 2016-COR01, Class A3
2.826%	10/10/49	24,738	25,384,934
Series 2016-DC02, Class A4
3.497%	02/10/49	12,466	13,221,021
Series 2017-COR02, Class A2
3.239%	09/10/50	45,000	47,213,464
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class A3
3.447%	08/15/48	17,895	18,599,584
Series 2015-C04, Class A3
3.544%	11/15/48	29,293	30,736,982
Series 2018-CX11, Class A4
3.766%	04/15/51	15,000	16,165,007
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C01, Class A3A
3.015%	05/10/49	8,912	9,172,862
Series 2016-C03, Class A4
2.632%	08/10/49	15,000	15,475,811
Series 2017-C06, Class A3
3.269%	06/10/50	45,800	47,003,303
GS Mortgage Securities Trust,
Series 2014-GC22, Class A4
3.587%	06/10/47	3,000	3,083,606
Series 2016-GS02, Class A3
2.791%	05/10/49	20,000	20,535,678
Series 2016-GS03, Class A3
2.592%	10/10/49	23,219	23,800,181
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class A3
3.928%	01/15/47	3,435	3,506,252
Series 2014-C22, Class A3A1
3.538%	09/15/47	13,277	13,744,327
Series 2015-C30, Class A4
3.551%	07/15/48	18,000	18,826,762
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A4
3.758%	03/10/52	50,750	55,237,391
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	906	918,223
Series 2016-JP02, Class A3
2.559%	08/15/49	16,508	16,854,922
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C27, Class A3
3.473%	12/15/47	21,123	22,008,784

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A3
2.531%	08/15/49	10,000	$10,209,569
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A4
3.212%	11/15/50	10,000	10,474,478
Series 2018-C12, Class A4
4.030%	08/15/51	25,000	27,509,932
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	12,356	12,615,508
Series 2015-C29, Class A3
3.368%	06/15/48	10,427	10,958,994
Series 2015-LC20, Class A4
2.925%	04/15/50	15,000	15,422,202
Series 2016-C35, Class A3
2.674%	07/15/48	25,000	25,572,628
Series 2016-LC24, Class A3
2.684%	10/15/49	35,000	35,913,104
Series 2016-NXS06, Class A3
2.642%	11/15/49	20,000	20,699,520
Series 2017-C42, Class A3
3.330%	12/15/50	15,000	15,969,575
Series 2019-C49, Class A4
3.760%	03/15/52	28,500	30,746,356
Series 2019-C51, Class A3
3.055%	06/15/52	35,000	36,667,879

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $955,709,618)			992,176,835

CORPORATE BONDS — 90.3%
Aerospace & Defense — 1.6%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.600%	05/01/34	15,951	16,671,586
3.750%	02/01/50(a)	925	958,494
3.900%	05/01/49(a)	17,990	18,846,558
3.950%	08/01/59	8,125	8,444,545
4.508%	05/01/23	12,677	13,224,903
5.805%	05/01/50	45,415	61,478,994
5.930%	05/01/60	66,570	92,294,501
7.875%	04/15/43	13,929	21,655,195
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/23	5,675	5,896,629
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.800%	03/01/45	3,218	3,686,389
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.750%	06/01/43	500	631,636
5.250%	05/01/50	12,500	17,544,663
Northrop Grumman Systems Corp.,
Gtd. Notes
7.875%	03/01/26	2,000	2,470,040

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.750%	11/01/46	3,050	$3,405,602
4.150%	05/15/45	1,150	1,344,175
4.450%	11/16/38	1,400	1,686,205
4.500%	06/01/42	1,246	1,540,189

			271,780,304

Agriculture — 0.6%
Altria Group, Inc.,
Gtd. Notes
3.400%	02/04/41	4,220	3,891,052
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27	15,138	15,890,299
4.390%	08/15/37	39,700	41,892,967
4.700%	04/02/27(a)	5,130	5,652,916
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.500%	02/11/23	15,483	15,788,997
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35	2,240	2,660,623
5.850%	08/15/45	6,490	7,888,044
7.000%	08/04/41	3,275	4,327,604
8.125%	05/01/40	650	946,813

			98,939,315

Airlines — 1.1%
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27	2,801	2,703,853
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	8,228	8,151,392
American Airlines 2015-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.600%	03/22/29	3,128	3,224,689
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29	4,106	4,169,792
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23	68	68,365
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.625%	03/15/22(a)	68,197	68,275,381
3.750%	10/28/29(a)	16,034	16,450,021
7.375%	01/15/26(a)	9,485	11,137,272
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25	2,070	2,177,295
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	7,520	8,607,264
5.250%	05/04/25	24,390	27,094,560

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
U.S. Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27	153	$154,287
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	10/11/27(a)	1,104	1,155,860
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28	3,646	3,808,254
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30	18,137	18,466,850
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	04/15/29	4,175	4,330,138

			179,975,273

Auto Manufacturers — 1.8%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.850%	01/06/22	1,300	1,300,172
Ford Holdings LLC,
Gtd. Notes
9.300%	03/01/30	968	1,346,170
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32(a)	5,650	5,784,206
4.750%	01/15/43(a)	6,670	7,371,637
7.750%	06/15/43	1,510	2,028,028
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.219%	01/09/22	7,350	7,351,727
3.339%	03/28/22(a)	20,000	20,055,327
3.350%	11/01/22	35,700	36,186,282
4.271%	01/09/27(a)	1,775	1,913,264
4.687%	06/09/25	34,740	37,345,701
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35	3,785	4,495,217
5.200%	04/01/45	8,978	11,109,337
5.400%	04/01/48	4,065	5,192,371
5.950%	04/01/49(a)	11,403	15,594,547
6.250%	10/02/43	45,675	62,472,898
6.600%	04/01/36	13,335	18,006,391
General Motors Financial Co., Inc.,
Gtd. Notes
3.950%	04/13/24(a)	3,525	3,712,220
4.000%	01/15/25(a)	372	396,431
4.000%	10/06/26	6,525	7,058,112
4.300%	07/13/25(a)	440	474,328
4.350%	01/17/27	4,835	5,325,548
5.250%	03/01/26	11,130	12,483,148
Sr. Unsec’d. Notes
3.550%	07/08/22	23,300	23,639,755

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Volkswagen International Finance NV (Germany),
Gtd. Notes, Series 10Y
1.875%	03/30/27	EUR	15,000	$18,314,539

				308,957,356

Banks — 10.4%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.125%	02/23/23(a)		6,600	6,757,181
3.500%	04/11/22		5,000	5,040,090
3.800%	02/23/28		4,400	4,766,142
4.379%	04/12/28		8,200	9,183,301
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	03/17/25(oo)		6,300	6,845,173
Jr. Sub. Notes, Series FF
5.875%(ff)	03/15/28(oo)		3,315	3,691,328
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(oo)		22,000	22,923,788
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25(a)(oo)		35,795	36,300,709
Sr. Unsec’d. Notes
3.311%(ff)	04/22/42		12,500	13,135,913
3.419%(ff)	12/20/28		22,418	23,957,277
Sr. Unsec’d. Notes, MTN
2.676%(ff)	06/19/41		54,760	52,644,415
2.884%(ff)	10/22/30		11,865	12,245,703
3.194%(ff)	07/23/30		5,180	5,462,337
3.824%(ff)	01/20/28		67,232	72,856,001
4.083%(ff)	03/20/51		38,060	45,743,517
4.271%(ff)	07/23/29		3,600	4,013,218
4.330%(ff)	03/15/50		10,295	12,744,642
5.000%	01/21/44		16,835	22,122,908
Sub. Notes
6.110%	01/29/37		1,000	1,346,001
Sub. Notes, MTN
4.000%	01/22/25		12,425	13,286,898
4.450%	03/03/26		33,340	36,738,411
Sub. Notes, Series L, MTN
3.950%	04/21/25		10,185	10,890,082
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F
4.625%(ff)	09/20/26(oo)		11,245	11,825,654
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25		775	819,438
3.932%(ff)	05/07/25		22,715	23,908,386
4.375%	01/12/26(a)		16,285	17,791,610
Sub. Notes
4.836%	05/09/28		1,300	1,429,103
5.088%(ff)	06/20/30		12,000	13,583,165
5.200%	05/12/26		3,800	4,252,057
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.675%(ff)	06/30/27		10,595	10,414,988
4.400%	08/14/28		21,190	23,780,279

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, 144A, MTN
3.052%(ff)	01/13/31	12,605	$12,991,818
BPCE SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.250%	01/11/28	4,000	4,263,845
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)	3,750	3,753,543
Jr. Sub. Notes, Series U
5.000%(ff)	09/12/24(a)(oo)	35,500	36,672,066
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	19,970	20,305,985
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32(a)	24,735	24,876,058
3.668%(ff)	07/24/28	34,800	37,534,024
3.700%	01/12/26	1,800	1,946,007
3.887%(ff)	01/10/28	385	417,456
5.875%	01/30/42	8,365	11,830,294
6.875%	02/15/98	2,825	4,976,914
8.125%	07/15/39(a)	2,000	3,393,416
Sub. Notes
4.400%	06/10/25	5,400	5,884,163
4.450%	09/29/27(a)	6,760	7,537,452
4.600%	03/09/26	425	469,280
4.750%	05/18/46	1,045	1,293,492
5.500%	09/13/25	6,146	6,948,830
6.000%	10/31/33	2,155	2,791,058
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24	1,000	1,060,775
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.750%	03/26/25	1,665	1,768,560
3.800%	06/09/23	16,907	17,524,548
Sr. Unsec’d. Notes, 144A
3.869%(ff)	01/12/29	12,455	13,330,070
4.207%(ff)	06/12/24(a)	4,560	4,748,329
4.282%	01/09/28	7,135	7,760,700
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
3.244%(ff)	12/20/25	4,815	5,007,816
5.000%(ff)	01/12/23	6,353	6,358,401
5.375%	01/12/24	14,400	15,506,603
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.311%(ff)	11/16/27(a)	14,260	14,257,074
3.950%	02/27/23	1,500	1,547,140
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22	40,200	40,382,706
Sub. Notes
3.729%(ff)	01/14/32(a)	11,800	12,058,018
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26	2,205	2,335,833
4.200%	08/08/23	725	760,837

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series O
5.300%(ff)	11/10/26(oo)	2,250	$2,443,811
Sr. Unsec’d. Notes
3.210%(ff)	04/22/42	2,975	3,080,039
3.500%	01/23/25	10,540	11,117,843
3.500%	11/16/26	9,640	10,280,330
3.750%	05/22/25	2,700	2,882,081
3.750%	02/25/26	1,500	1,613,954
3.850%	01/26/27	42,400	45,650,361
Sub. Notes
5.150%	05/22/45	8,275	10,738,862
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.645%(ff)	04/18/26	5,260	5,223,464
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.950%	03/29/27	6,800	7,454,213
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A
4.000%	09/23/29(a)	15,500	16,627,362
Sub. Notes, 144A
4.950%(ff)	06/01/42	8,505	8,714,503
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC
4.625%(ff)	11/01/22(a)(oo)	4,400	4,380,703
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)	32,730	33,774,426
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(a)(oo)	15,730	16,078,904
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.599%(c)	04/30/22(a)(oo)	2,151	2,156,664
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(a)(oo)	26,715	26,868,418
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%
3.534%(c)	04/01/22(a)(oo)	26,100	26,112,669
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
3.932%(c)	02/01/22(oo)	6,990	6,999,599
Sr. Unsec’d. Notes
2.525%(ff)	11/19/41	34,035	32,394,263
2.739%(ff)	10/15/30	1,630	1,672,464
3.328%(ff)	04/22/52	25,890	27,914,834
3.782%(ff)	02/01/28	5,000	5,416,743
3.882%(ff)	07/24/38	42,267	47,882,717
3.897%(ff)	01/23/49	3,000	3,476,527
3.964%(ff)	11/15/48	57,900	67,786,344
4.005%(ff)	04/23/29	11,035	12,191,464
4.032%(ff)	07/24/48	3,525	4,166,355
4.260%(ff)	02/22/48	31,042	37,824,455
4.452%(ff)	12/05/29	1,500	1,702,293
5.600%	07/15/41	1,100	1,526,688
Sub. Notes
4.125%	12/15/26	9,450	10,424,230
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27(a)	10,000	10,811,059

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.309%(ff)	07/20/32	9,795	$9,669,337
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
3.734%(c)	01/18/22(a)(oo)	3,675	3,676,361
Sr. Unsec’d. Notes
3.217%(ff)	04/22/42	4,550	4,771,947
3.625%	01/20/27	2,600	2,821,496
4.375%	01/22/47	3,800	4,765,593
4.457%(ff)	04/22/39	8,035	9,634,793
Sr. Unsec’d. Notes, GMTN
3.875%	01/27/26	589	638,554
4.000%	07/23/25	12,793	13,875,590
4.431%(ff)	01/23/30	27,100	30,859,517
5.597%(ff)	03/24/51	33,500	50,021,869
Sr. Unsec’d. Notes, MTN
1.928%(ff)	04/28/32	12,595	12,034,163
3.971%(ff)	07/22/38	17,130	19,497,212
6.375%	07/24/42	5,875	8,895,560
Sr. Unsec’d. Notes, Series F, MTN
3.875%	04/29/24	1,190	1,262,582
Sub. Notes, MTN
4.100%	05/22/23	60	62,506
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.875%	09/12/23	5,900	6,152,095
4.445%(ff)	05/08/30	25,490	28,681,898
5.076%(ff)	01/27/30	5,000	5,800,679
NatWest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.625%	09/29/22	13,300	13,594,971
Nordea Bank Abp (Finland),
Sub. Notes, 144A
4.250%	09/21/22	2,000	2,049,967
People’s United Bank NA,
Sub. Notes
4.000%	07/15/24(a)	510	535,909
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.796%(ff)	11/15/24	450	477,674
Societe Generale SA (France),
Gtd. Notes, 144A
3.625%	03/01/41	16,230	16,509,213
Sr. Unsec’d. Notes, 144A, MTN
2.625%	01/22/25	20,000	20,501,259
State Street Corp.,
Jr. Sub. Notes, Series F, 3 Month LIBOR + 3.597%
3.800%(c)	03/15/22(a)(oo)	1,668	1,670,101
Truist Financial Corp.,
Jr. Sub. Notes, Series N
4.800%(ff)	09/01/24(a)(oo)	18,520	19,360,381
Jr. Sub. Notes, Series P
4.950%(ff)	09/01/25(oo)	3,000	3,240,509
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23	15,000	15,178,676

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.126%(ff)	08/13/30	15,000	$15,704,881
4.125%	09/24/25	3,999	4,329,291
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A, MTN
6.572%	01/14/22(a)	14,525	14,549,528
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
5.013%(ff)	04/04/51(a)	15,200	20,773,037
Sub. Notes, GMTN
4.900%	11/17/45	8,905	11,223,909
Sub. Notes, MTN
4.650%	11/04/44	3,135	3,798,428
4.750%	12/07/46	13,680	17,015,501

			1,763,816,455

Beverages — 2.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	31,770	38,376,133
4.900%	02/01/46	91,673	116,119,756
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.000%	01/17/43	13,125	14,622,866
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.750%	07/15/42(a)	5,770	6,273,093
4.000%	04/13/28	8,950	9,951,029
4.375%	04/15/38	32,950	38,513,994
4.439%	10/06/48	15,865	18,987,997
4.600%	04/15/48	5,245	6,419,208
5.450%	01/23/39	6,345	8,320,318
5.550%	01/23/49	63,944	88,441,603
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A
4.450%	05/15/25	21,850	23,669,147
Coca-Cola Femsa SAB de CV (Mexico),
Gtd. Notes
5.250%	11/26/43	2,400	3,137,836
Constellation Brands, Inc.,
Gtd. Notes
5.250%	11/15/48(a)	23,729	31,137,869
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.500%	11/15/45	17,400	20,725,375

			424,696,224

Biotechnology — 0.7%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.600%	08/19/26	800	833,894
2.770%	09/01/53	5,170	4,845,263
2.800%	08/15/41	11,000	10,641,049
3.000%	01/15/52	8,827	8,605,505
3.625%	05/22/24(a)	4,830	5,090,315
4.400%	05/01/45	18,243	21,771,715
4.663%	06/15/51	17,165	21,851,722

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
5.150%	11/15/41	6,183	$7,913,005
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.500%	02/01/25	1,177	1,245,425
3.650%	03/01/26	12,295	13,259,544
4.500%	02/01/45	4,586	5,605,556
4.750%	03/01/46(a)	6,095	7,724,197
4.800%	04/01/44	11,250	14,220,316

			123,607,506

Building Materials — 0.8%
Fortune Brands Home & Security, Inc.,
Sr. Unsec’d. Notes
4.000%	06/15/25	6,850	7,349,257
Johnson Controls International PLC,
Sr. Unsec’d. Notes
4.625%	07/02/44	5,204	6,349,207
Macmillan Bloedel Pembroke LP (Canada),
Sr. Unsec’d. Notes
7.700%	02/15/26	1,500	1,839,026
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24	1,125	1,200,134
4.250%	12/15/47	3,150	3,691,987
Masco Corp.,
Sr. Unsec’d. Notes
4.500%	05/15/47(a)	1,173	1,415,276
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29	2,700	2,955,379
4.200%	12/01/24(a)	4,868	5,203,741
4.300%	07/15/47	16,900	19,420,305
4.400%	01/30/48	16,375	19,188,639
7.000%	12/01/36	14,958	21,190,288
Vulcan Materials Co.,
Sr. Unsec’d. Notes
3.500%	06/01/30	3,878	4,180,624
4.500%	06/15/47	32,910	40,371,998
4.700%	03/01/48	2,117	2,668,291

			137,024,152

Chemicals — 2.9%
Albemarle Corp.,
Sr. Unsec’d. Notes
4.150%	12/01/24	16,129	17,279,629
Celanese US Holdings LLC,
Gtd. Notes
4.625%	11/15/22	16,313	16,832,316
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43	21,248	25,572,297
5.150%	03/15/34	20,126	24,378,310
5.375%	03/15/44	21,384	26,991,926
Gtd. Notes, 144A
4.500%	12/01/26(a)	20,768	23,074,891

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.600%	11/15/50	4,047	$4,388,116
4.250%	10/01/34	13,869	16,006,860
4.375%	11/15/42	19,950	23,793,499
5.250%	11/15/41(a)	3,231	4,174,478
5.550%	11/30/48	31,138	43,891,479
7.375%	11/01/29	7,959	10,695,586
9.400%	05/15/39	351	630,866
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
5.319%	11/15/38	1,168	1,502,103
Eastman Chemical Co.,
Sr. Unsec’d. Notes
3.800%	03/15/25	6,847	7,313,773
4.650%	10/15/44(a)	2,030	2,419,574
4.800%	09/01/42	4,057	4,888,262
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.750%	08/18/55	333	327,203
Huntsman International LLC,
Sr. Unsec’d. Notes
2.950%	06/15/31	4,775	4,852,969
4.500%	05/01/29	10,100	11,216,785
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44	2,447	3,040,032
5.250%	07/15/43	21,058	27,038,701
LYB International Finance III LLC,
Gtd. Notes
2.250%	10/01/30(a)	12,275	12,216,075
3.375%	10/01/40(a)	18,764	19,529,517
3.625%	04/01/51(a)	43,135	45,818,955
3.800%	10/01/60	3,893	4,115,483
4.200%	10/15/49(a)	1,523	1,756,391
4.200%	05/01/50	20,000	23,092,684
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24(a)	4,273	4,653,444
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.625%	11/15/43(a)	10,056	13,369,922
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.150%	10/01/22	6,430	6,510,443
4.125%	03/15/35	7,241	8,229,437
4.200%	04/01/29	735	828,776
4.900%	06/01/43	1,200	1,525,484
5.000%	04/01/49(a)	4,998	6,721,581
5.250%	01/15/45	4,832	6,491,595
5.625%	12/01/40	1,075	1,466,150
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
5.500%	01/15/48(a)	2,445	2,863,524
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22	5,761	5,827,837

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.900%	03/15/52	2,345	$2,292,797
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/96	500	876,404
Westlake Chemical Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/61	8,079	7,770,416
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A
4.750%	06/01/28	19,450	21,964,120

			498,230,690

Commercial Services — 1.4%
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119	3,235	3,786,320
Cleveland Clinic Foundation (The),
Unsec’d. Notes
4.858%	01/01/2114(a)	2,875	4,273,015
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	10/15/22	13,000	13,261,912
3.300%	12/01/26	4,800	5,094,415
4.200%	11/01/46	32,800	38,735,527
4.500%	02/15/45	8,460	10,259,918
5.625%	03/15/42	1,000	1,360,208
6.700%	06/01/34	1,000	1,386,073
7.000%	10/15/37	3,623	5,345,038
Experian Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.750%	03/08/30(a)	4,050	4,138,101
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118	2,980	4,261,248
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25	1,050	1,079,881
3.750%	06/01/23	3,425	3,529,749
4.000%	06/01/23	6,920	7,191,840
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48	12,125	14,669,739
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116	370	463,825
4.678%	07/01/2114	12,715	18,996,484
5.600%	07/01/2111	160	283,279
Northwestern University,
Unsec’d. Notes
4.643%	12/01/44	2,800	3,636,393
Unsec’d. Notes, Series 2017
3.662%	12/01/57	17,262	21,546,287
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.850%	10/01/29	9,200	9,691,568

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
President & Fellows of Harvard College,
Sr. Unsec’d. Notes
4.875%	10/15/40	429	$584,497
Unsec’d. Notes
5.625%	10/01/38	17,500	24,995,111
Trustees of Boston College,
Unsec’d. Notes
3.129%	07/01/52	3,007	3,224,196
Trustees of Boston University,
Sec’d. Notes, Series CC
4.061%	10/01/48	4,345	5,322,864
Trustees of Princeton University (The),
Unsec’d. Notes
5.700%	03/01/39(a)	3,000	4,329,527
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes
4.674%	09/01/2112	6,976	10,580,281
University of Notre Dame du Lac,
Unsec’d. Notes, Series 2017
3.394%	02/15/48	6,475	7,546,727
William Marsh Rice University,
Unsec’d. Notes
3.774%	05/15/55(a)	3,500	4,449,997

			234,024,020

Computers — 1.3%
Apple, Inc.,
Sr. Unsec’d. Notes
2.375%	02/08/41	11,410	11,070,238
2.700%	08/05/51	48,215	47,843,070
2.850%	08/05/61	77,200	77,629,923
3.250%	02/23/26	13,175	14,096,801
3.750%	09/12/47	6,110	7,144,768
3.750%	11/13/47(a)	6,170	7,251,853
3.850%	08/04/46	10,700	12,676,294
4.650%	02/23/46	28,906	37,973,486
Leidos, Inc.,
Gtd. Notes
4.375%	05/15/30	1,875	2,091,626

			217,778,059

Diversified Financial Services — 0.1%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24	10,000	10,690,918
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
6.625%	10/23/43(a)	3,500	4,737,320

			15,428,238

Electric — 12.1%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
2.400%	10/01/22	5,600	5,662,289
3.800%	10/01/47	5,450	5,845,653
3.950%	06/01/28	6,240	6,856,938

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sr. Unsec’d. Notes, 144A
3.850%	10/01/25	7,145	$7,632,241
Sr. Unsec’d. Notes, Series G
4.150%	05/01/49	3,465	3,926,689
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.100%	12/01/26	2,080	2,198,162
3.750%	12/01/47	10,015	11,270,222
3.800%	06/15/49	10,675	12,162,942
4.000%	12/01/46	5,000	5,809,076
Alabama Power Co.,
Sr. Unsec’d. Notes
4.150%	08/15/44	4,500	5,266,746
Ameren Illinois Co.,
First Mortgage
3.700%	12/01/47	12,200	13,936,528
4.500%	03/15/49	1,155	1,475,568
Sr. Sec’d. Notes
4.150%	03/15/46	7,760	9,374,904
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.450%	06/01/45	6,600	7,727,563
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.150%	12/01/24	11,020	11,543,468
3.800%	06/01/29	9,750	10,658,406
Avista Corp.,
First Mortgage
4.350%	06/01/48	14,005	17,331,451
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.900%	06/15/50(a)	2,290	2,284,669
3.750%	08/15/47	20,800	23,653,802
4.250%	09/15/48	14,575	17,708,325
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
4.450%	01/15/49	11,635	14,436,378
4.500%	02/01/45	4,465	5,420,704
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
4.500%	04/01/44	10,260	12,911,441
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
3.700%	09/01/49	14,295	15,599,249
4.250%	11/01/28	3,645	4,069,183
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes
3.375%	09/15/29	9,995	10,210,979
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A
4.550%	11/15/30	9,675	11,122,258
CMS Energy Corp.,
Sr. Unsec’d. Notes
3.875%	03/01/24	9,250	9,695,940
4.875%	03/01/44	4,495	5,658,884

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Commonwealth Edison Co.,
First Mortgage
3.000%	03/01/50(a)	15,879	$16,203,861
3.650%	06/15/46	18,950	21,131,083
3.700%	03/01/45	4,751	5,319,303
3.800%	10/01/42(a)	3,615	4,078,838
4.000%	03/01/48	7,045	8,293,559
4.000%	03/01/49	4,240	5,040,167
4.350%	11/15/45	4,655	5,626,144
4.600%	08/15/43	2,000	2,491,612
4.700%	01/15/44(a)	925	1,169,582
First Mortgage, Series 123
3.750%	08/15/47	7,610	8,644,765
First Mortgage, Series 127
3.200%	11/15/49	4,455	4,646,933
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46	625	678,065
3.950%	03/01/43	4,905	5,329,899
5.700%	06/15/40	2,120	2,801,669
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56	2,785	3,317,668
Consumers Energy Co.,
First Mortgage
3.100%	08/15/50(a)	12,680	13,249,082
3.250%	08/15/46	5,075	5,416,430
3.500%	08/01/51	22,300	25,137,013
3.750%	02/15/50	3,500	4,034,311
4.350%	08/31/64	6,840	8,578,561
Dominion Energy South Carolina, Inc.,
First Mortgage
5.450%	02/01/41	3,000	4,057,263
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28	6,160	6,890,647
4.700%	12/01/44	4,774	5,916,673
Sr. Unsec’d. Notes, Series A
4.600%	03/15/49	1,060	1,330,369
Sr. Unsec’d. Notes, Series C
4.900%	08/01/41	8,810	10,870,596
DTE Electric Co.,
General Ref. Mortgage
3.700%	03/15/45	17,700	19,723,916
3.700%	06/01/46	1,305	1,472,920
3.750%	08/15/47	7,900	8,982,702
3.950%	06/15/42	5,800	6,599,609
4.300%	07/01/44	3,975	4,828,995
General Ref. Mortgage, Series A
4.000%	04/01/43	3,535	4,151,676
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24	13,330	13,741,663
Duke Energy Carolinas LLC,
First Mortgage
3.200%	08/15/49	39,520	41,066,302
3.450%	04/15/51(a)	610	669,546
3.700%	12/01/47	4,556	5,084,578

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
3.950%	03/15/48	7,724	$8,956,145
4.250%	12/15/41	12,900	15,189,122
6.050%	04/15/38	2,505	3,470,621
First Ref. Mortgage
2.950%	12/01/26	14,955	15,846,188
3.750%	06/01/45	20,530	22,962,123
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/46	7,695	8,244,785
Duke Energy Florida LLC,
First Mortgage
3.000%	12/15/51(a)	14,895	15,152,636
3.400%	10/01/46	8,280	8,710,606
Duke Energy Indiana LLC,
First Mortgage, Series WWW
4.900%	07/15/43	400	504,433
Duke Energy Ohio, Inc.,
First Mortgage
3.800%	09/01/23	1,500	1,559,490
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	20,295	22,725,588
4.100%	03/15/43	1,200	1,390,032
4.150%	12/01/44	4,802	5,650,999
5.700%	04/01/35	500	649,529
6.125%	09/15/33	4,400	5,809,718
El Paso Electric Co.,
Sr. Unsec’d. Notes
5.000%	12/01/44	4,800	5,846,344
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
4.875%	01/22/44	1,000	1,235,343
4.950%	10/13/45	10,850	13,634,597
Emera US Finance LP (Canada),
Gtd. Notes
4.750%	06/15/46(a)	20,050	23,815,645
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.875%	07/12/28	2,080	2,028,775
3.500%	04/06/28	26,297	28,133,166
Entergy Louisiana LLC,
Collateral Trust
3.050%	06/01/31	2,500	2,647,753
4.200%	09/01/48	66,658	79,827,176
4.200%	04/01/50	20,550	24,741,469
Entergy Mississippi LLC,
First Mortgage
3.850%	06/01/49	9,018	10,391,634
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	18,180	19,271,669
4.500%	03/30/39	15,760	18,506,550
Evergy Kansas Central, Inc.,
First Mortgage
3.250%	09/01/49	6,685	6,956,586
3.450%	04/15/50	4,420	4,768,630
4.100%	04/01/43	3,000	3,509,945

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
4.125%	03/01/42	3,010	$3,493,085
4.250%	12/01/45	4,365	5,213,571
4.625%	09/01/43	2,780	3,317,926
Evergy Metro, Inc.,
General Ref. Mortgage, Series 2019
4.125%	04/01/49(a)	1,220	1,454,097
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28	4,660	4,960,157
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46(a)	5,390	6,504,754
4.700%	04/15/50(a)	1,670	2,105,584
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44	11,103	13,949,348
Florida Power & Light Co.,
First Mortgage
3.700%	12/01/47	3,870	4,441,468
3.950%	03/01/48(a)	13,570	16,298,322
3.990%	03/01/49	25,600	31,134,787
4.050%	10/01/44	4,104	4,898,417
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes
3.055%	10/04/26	4,737	4,943,239
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42(a)	16,803	19,235,044
5.400%	06/01/40	3,109	3,834,517
Sr. Unsec’d. Notes, Series 10-C
4.750%	09/01/40	1,900	2,244,471
Sr. Unsec’d. Notes, Series A
3.250%	03/15/51	4,995	5,036,393
Idaho Power Co.,
First Mortgage, Series K
4.200%	03/01/48	6,300	7,806,196
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes, Series K
4.550%	03/15/46	7,235	8,920,529
Indianapolis Power & Light Co.,
First Mortgage, 144A
4.700%	09/01/45	13,200	16,509,670
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
4.700%	10/15/43(a)	675	838,309
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes
4.250%	05/01/30	4,290	4,705,256
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.250%	06/30/26	10,295	10,890,887
5.300%	07/01/43	1,000	1,311,763
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24	1,000	1,061,727

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45	960	$1,143,636
Louisville Gas & Electric Co.,
First Mortgage
4.375%	10/01/45	9,500	11,215,199
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A
4.000%	04/15/25	10,000	10,597,392
4.300%	01/15/29	6,315	7,059,085
MidAmerican Energy Co.,
First Mortgage
3.650%	04/15/29	12,000	13,225,810
3.650%	08/01/48	22,370	25,252,464
4.250%	05/01/46	4,500	5,500,580
4.250%	07/15/49	10,200	12,604,045
4.400%	10/15/44	18,980	23,306,052
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	2,575	2,711,189
Nevada Power Co.,
General Ref. Mortgage, Series CC
3.700%	05/01/29	8,350	9,184,865
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.800%	12/05/47	6,525	7,124,273
Northern States Power Co.,
First Mortgage
2.900%	03/01/50	1,900	1,918,070
3.400%	08/15/42	8,450	9,171,489
3.600%	05/15/46	17,056	19,258,283
3.600%	09/15/47	11,350	12,689,952
4.000%	08/15/45	4,830	5,686,457
4.125%	05/15/44	8,520	10,106,708
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27(a)	794	826,082
Ohio Edison Co.,
First Mortgage
8.250%	10/15/38	2,722	4,347,957
Oklahoma Gas & Electric Co.,
Sr. Unsec’d. Notes
4.000%	12/15/44	9,000	10,123,282
4.550%	03/15/44	1,325	1,607,547
Oncor Electric Delivery Co. LLC,
First Mortgage, 144A
2.700%	11/15/51	3,045	2,964,660
Sr. Sec’d. Notes
3.700%	05/15/50	27,148	31,266,309
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40	4,200	3,908,018
3.950%	12/01/47	33,170	32,275,519
4.000%	12/01/46(a)	14,113	13,790,168
4.300%	03/15/45	10,000	10,111,894
4.500%	07/01/40	32,990	34,589,801

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
PacifiCorp,
First Mortgage
2.700%	09/15/30(a)	8,309	$8,579,015
4.125%	01/15/49	18,585	21,460,931
4.150%	02/15/50	26,800	31,780,018
PECO Energy Co.,
First Mortgage
2.800%	06/15/50	6,070	5,959,882
3.000%	09/15/49	3,922	3,980,534
3.050%	03/15/51	1,200	1,232,665
3.700%	09/15/47	3,840	4,343,438
3.900%	03/01/48	9,385	11,036,024
First Ref. Mortgage
4.800%	10/15/43	1,575	1,979,283
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28	17,260	18,132,658
3.600%	06/01/29	10,000	10,693,338
PPL Electric Utilities Corp.,
First Mortgage
3.000%	10/01/49	4,105	4,209,606
3.950%	06/01/47	5,845	6,861,907
4.125%	06/15/44	4,450	5,223,394
6.250%	05/15/39	500	718,326
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	10/30/31	23,950	32,482,825
7.750%	03/01/31	8,824	12,303,778
Public Service Co. of Colorado,
First Mortgage
3.550%	06/15/46	9,880	10,593,457
3.700%	06/15/28	2,000	2,199,318
4.100%	06/15/48	4,735	5,647,805
4.300%	03/15/44	165	198,252
Public Service Electric & Gas Co.,
First Mortgage, Series I, MTN
3.750%	03/15/24(a)	2,900	3,040,431
4.000%	06/01/44	2,000	2,268,377
First Ref. Mortgage, MTN
3.950%	05/01/42	2,000	2,319,057
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25(a)	16,900	17,868,372
Puget Sound Energy, Inc.,
Sr. Sec’d. Notes
3.250%	09/15/49	9,985	10,491,886
4.434%	11/15/41	1,787	2,120,222
Rochester Gas & Electric Corp.,
First Mortgage, 144A
3.100%	06/01/27	6,375	6,761,007
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	31,545	37,683,792
5.350%	05/15/35(a)	6,997	8,896,090
5.350%	05/15/40	773	1,007,214
First Mortgage, Series TTT
4.100%	06/15/49	5,875	6,943,594

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sempra Energy,
Sr. Unsec’d. Notes
3.250%	06/15/27(a)	14,765	$15,605,841
3.400%	02/01/28(a)	21,790	23,216,223
Southern California Edison Co.,
First Mortgage
3.650%	02/01/50	16,130	17,237,985
First Ref. Mortgage
4.000%	04/01/47	28,115	31,048,314
4.050%	03/15/42	7,200	7,793,090
4.650%	10/01/43	1,950	2,293,310
5.500%	03/15/40	11,962	15,033,844
First Ref. Mortgage, Series 13-A
3.900%	03/15/43	5,000	5,323,625
First Ref. Mortgage, Series C
3.600%	02/01/45	4,330	4,416,681
4.125%	03/01/48	15,150	17,026,305
Southern Co. (The),
Sr. Unsec’d. Notes
4.250%	07/01/36	17,050	19,267,326
Southwestern Public Service Co.,
First Mortgage
3.700%	08/15/47	4,470	4,998,747
4.500%	08/15/41	550	666,017
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.350%	05/15/44	7,325	8,773,224
4.450%	06/15/49	13,580	17,235,217
Toledo Edison Co. (The),
Sr. Sec’d. Notes
6.150%	05/15/37	1,997	2,757,159
Tri-State Generation & Transmission Association, Inc.,
First Mortgage
4.250%	06/01/46	11,770	13,403,149
Union Electric Co.,
Sr. Sec’d. Notes
3.650%	04/15/45	9,175	10,230,706
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50	5,075	4,670,620
4.000%	01/15/43	1,399	1,612,050
4.450%	02/15/44	1,210	1,480,945
Sr. Unsec’d. Notes, Series A
3.500%	03/15/27	7,920	8,562,480
3.800%	04/01/28	1,530	1,676,480
Sr. Unsec’d. Notes, Series D
4.650%	08/15/43	1,335	1,657,451
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	5,525	5,697,096
3.700%	01/30/27(a)	24,065	25,009,062
4.300%	07/15/29(a)	6,970	7,468,904
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
4.250%	06/01/44	850	1,004,508

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Wisconsin Public Service Corp.,
Sr. Unsec’d. Notes
4.752%	11/01/44(a)	5,000	$6,393,572
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/26	5,145	5,484,522

			2,044,901,207

Electronics — 0.1%
Fortive Corp.,
Sr. Unsec’d. Notes
4.300%	06/15/46	13,160	15,695,672
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25(a)	2,500	2,714,005

			18,409,677

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26	5,007	5,312,723
5.500%	07/31/47	2,500	2,502,690

			7,815,413

Environmental Control — 0.1%
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.375%	11/15/27	7,965	8,568,560

Foods — 2.2%
Ahold Finance USA LLC (Netherlands),
Gtd. Notes
6.875%	05/01/29	509	662,056
Campbell Soup Co.,
Sr. Unsec’d. Notes
4.800%	03/15/48	48,012	60,022,189
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
3.000%	05/15/32(a)	4,920	4,898,632
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26(a)	3,117	3,262,320
4.375%	06/01/46	8,181	9,601,172
4.625%	10/01/39	3,500	4,113,318
5.000%	07/15/35	3,181	3,893,500
5.200%	07/15/45(a)	33,974	43,308,156
Gtd. Notes, 144A
7.125%	08/01/39	5,165	7,869,468
Kroger Co. (The),
Sr. Unsec’d. Notes
4.650%	01/15/48	1,753	2,178,012
5.000%	04/15/42	1,150	1,457,556
5.150%	08/01/43	450	586,288
Sr. Unsec’d. Notes, Series B
7.700%	06/01/29	4,400	5,952,999
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44	22,980	27,046,806

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
4.125%	04/01/54	11,735	$14,706,517
4.200%	04/01/59	10,575	13,521,570
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40	7,800	7,420,935
Nestle Holdings, Inc.,
Gtd. Notes, 144A
3.900%	09/24/38(a)	35,000	40,863,050
Sysco Corp.,
Gtd. Notes
3.750%	10/01/25	7,600	8,148,765
4.500%	04/01/46	4,255	4,969,953
4.850%	10/01/45	1,585	1,938,119
6.600%	04/01/50	5,646	8,816,358
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
3.550%	06/02/27(a)	12,390	13,346,232
4.000%	03/01/26	3,180	3,450,216
4.550%	06/02/47	4,660	5,775,824
5.100%	09/28/48	52,197	70,215,974
5.150%	08/15/44	1,075	1,396,936

			369,422,921

Forest Products & Paper — 0.1%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.250%	06/01/28	2,960	3,832,003
International Paper Co.,
Sr. Unsec’d. Notes
7.300%	11/15/39	2,080	3,169,063
8.700%	06/15/38	7,104	11,597,247

			18,598,313

Gas — 1.2%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/49	15,400	16,492,978
4.125%	10/15/44	5,120	5,991,183
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.100%	09/01/47	2,610	3,013,608
NiSource, Inc.,
Sr. Unsec’d. Notes
4.375%	05/15/47	15,000	17,849,061
4.800%	02/15/44	10,310	12,615,922
5.650%	02/01/45	2,260	3,065,057
ONE Gas, Inc.,
Sr. Unsec’d. Notes
4.500%	11/01/48	14,125	17,395,355
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29	12,500	13,379,313
4.650%	08/01/43	5,960	7,171,329
Southern California Gas Co.,
First Mortgage
4.450%	03/15/44	2,500	2,964,945
First Mortgage, Series VV
4.300%	01/15/49	8,650	10,719,476

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (cont’d.)
First Mortgage, Series WW
3.950%	02/15/50		28,720	$33,997,017
Sr. Sec’d. Notes, Series UU
4.125%	06/01/48		9,445	11,339,471
Southern Co. Gas Capital Corp.,
Gtd. Notes
3.250%	06/15/26		9,414	9,992,072
3.950%	10/01/46		5,520	6,107,162
4.400%	06/01/43		750	858,854
4.400%	05/30/47		27,369	31,870,193

				204,822,996

Healthcare-Products — 1.3%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.900%	11/30/46		395	542,159
Danaher Corp.,
Sr. Unsec’d. Notes
2.800%	12/10/51		1,410	1,394,955
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	44,100	50,093,717
1.800%	09/18/49	EUR	7,500	8,999,888
Koninklijke Philips NV (Netherlands),
Sr. Unsec’d. Notes
5.000%	03/15/42		2,216	2,811,238
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31	EUR	880	1,087,107
1.625%	10/15/50	EUR	29,715	33,878,998
2.250%	03/07/39	EUR	4,120	5,351,055
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45		1	1,312
Thermo Fisher Scientific Finance I BV,
Gtd. Notes
1.625%	10/18/41	EUR	6,765	7,842,263
2.000%	10/18/51	EUR	6,550	7,692,266
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.800%	10/15/41		2,485	2,509,384
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	32,150	36,961,292
1.875%	10/01/49	EUR	45,875	53,559,470

				212,725,104

Healthcare-Services — 3.0%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.829%	08/15/28		7,005	7,813,496
4.272%	08/15/48		8,950	11,253,298
Aetna, Inc.,
Sr. Unsec’d. Notes
4.125%	11/15/42		1,865	2,111,683
Allina Health System,
Unsec’d. Notes
4.805%	11/15/45		4,465	5,726,000

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Anthem, Inc.,
Sr. Unsec’d. Notes
3.125%	05/15/50(a)	14,965	$15,408,439
3.600%	03/15/51	3,360	3,735,778
3.650%	12/01/27	6,550	7,189,066
3.700%	09/15/49	8,819	9,848,817
4.101%	03/01/28	4,075	4,540,595
4.625%	05/15/42	2,600	3,237,707
4.650%	01/15/43	1,000	1,248,614
4.850%	08/15/54	510	661,453
5.100%	01/15/44	720	950,439
Ascension Health,
Sr. Unsec’d. Notes
3.945%	11/15/46(a)	3,338	4,112,257
Baylor Scott & White Holdings,
Sec’d. Notes
3.967%	11/15/46	17,663	21,011,167
Children’s Hospital Corp. (The),
Gtd. Notes, Series 2017
4.115%	01/01/47	6,650	8,177,161
Dartmouth-Hitchcock Health,
Sec’d. Notes, Series B
4.178%	08/01/48	12,000	14,478,212
Duke University Health System, Inc.,
Sr. Unsec’d. Notes, Series 2017
3.920%	06/01/47	3,265	3,888,125
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	1,650	1,812,969
5.875%	05/01/23(a)	750	794,064
5.875%	02/01/29	5,400	6,439,249
Sr. Sec’d. Notes
5.000%	03/15/24	29,115	31,321,987
5.250%	04/15/25	3,500	3,877,599
5.250%	06/15/49	33,928	43,737,233
5.500%	06/15/47(a)	10,000	13,123,997
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48	21,125	25,625,479
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47	10,969	13,573,365
4.875%	04/01/42	1,000	1,320,211
Unsec’d. Notes, Series 2021
3.002%	06/01/51	11,245	11,593,058
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.125%	07/01/52	2,390	3,003,812
Unsec’d. Notes, Series 2020
2.955%	01/01/50	3,405	3,480,376
MidMichigan Health,
Sec’d. Notes, Series 2020
3.409%	06/01/50	5,230	5,554,555
MultiCare Health System,
Unsec’d. Notes
2.803%	08/15/50	2,840	2,777,821

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56	640	$831,155
Unsec’d. Notes, Series 2019
3.954%	08/01/2119(a)	2,225	2,687,474
Novant Health, Inc.,
Unsec’d. Notes
4.371%	11/01/43	2,150	2,554,023
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47	12,075	14,332,689
4.784%	07/01/44	7,305	9,244,175
Sr. Sec’d. Notes, Series 13-A
5.750%	07/01/43	700	1,002,335
OhioHealth Corp.,
Unsec’d. Notes, Series 2020
3.042%	11/15/50	2,000	2,090,953
Orlando Health Obligated Group,
Sr. Unsec’d. Notes
3.327%	10/01/50	3,300	3,447,430
Unsec’d. Notes
4.089%	10/01/48	2,208	2,657,059
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
3.218%	11/15/50	3,725	3,850,000
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	10,560	11,008,333
3.450%	06/01/26	4,715	5,045,552
4.250%	04/01/24	1,400	1,480,748
4.700%	03/30/45	7,800	9,736,496
5.750%	01/30/40	1,251	1,582,015
6.950%	07/01/37	1,704	2,347,977
Roche Holdings, Inc. (Switzerland),
Gtd. Notes, 144A
2.607%	12/13/51	19,500	19,132,095
RWJ Barnabas Health, Inc.,
Sr. Unsec’d. Notes
3.949%	07/01/46	4,860	5,754,677
Unsec’d. Notes
3.477%	07/01/49	1,745	1,945,317
Southern Baptist Hospital of Florida, Inc.,
Sec’d. Notes
4.857%	07/15/45	3,150	4,013,300
Sutter Health,
Unsec’d. Notes, Series 2018
3.695%	08/15/28	2,400	2,642,963
Texas Health Resources,
Sec’d. Notes
4.330%	11/15/55	5,400	7,175,859
Sr. Unsec’d. Notes
2.328%	11/15/50	5,688	5,116,068
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.050%	05/15/41	5,000	5,221,263
3.850%	06/15/28	14,150	15,786,838
3.950%	10/15/42	2,060	2,401,984

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
4.250%	04/15/47	13,715	$16,787,860
4.250%	06/15/48	13,865	17,168,462
4.450%	12/15/48	2,000	2,556,785
4.625%	11/15/41	4,601	5,776,022
4.750%	07/15/45	6,770	8,859,106
5.800%	03/15/36	3,945	5,436,228
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018
4.813%	09/01/48(a)	6,480	8,305,385

			501,406,708

Home Builders — 0.1%
D.R. Horton, Inc.,
Gtd. Notes
4.750%	02/15/23	8,500	8,779,676
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	11/15/25(a)	915	1,009,493

			9,789,169

Household Products/Wares — 0.3%
Kimberly-Clark de Mexico SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
3.250%	03/12/25	23,175	24,238,708
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A
2.750%	06/26/24	21,245	21,955,317
SC Johnson & Son, Inc.,
Sr. Unsec’d. Notes, 144A
4.000%	05/15/43	425	497,464

			46,691,489

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.350%	04/01/23	4,019	4,145,993

Insurance — 2.2%
Allstate Corp. (The),
Sub. Notes, Series B
5.750%(ff)	08/15/53(a)	800	832,071
American International Group, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/24	2,700	2,867,195
4.375%	01/15/55	7,500	9,230,052
4.500%	07/16/44	3,035	3,740,718
4.800%	07/10/45	15,000	19,029,607
Arch Capital Finance LLC,
Gtd. Notes
4.011%	12/15/26	3,435	3,773,179
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43	8,532	11,113,030
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.850%	10/15/50	3,865	3,818,068
4.300%	05/15/43	2,250	2,706,000
4.400%	05/15/42	645	790,336

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Chubb INA Holdings, Inc.,
Gtd. Notes
2.850%	12/15/51	8,570	$8,620,919
3.050%	12/15/61	10,935	11,160,017
CNA Financial Corp.,
Sr. Unsec’d. Notes
4.500%	03/01/26	27,363	30,161,994
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
3.125%	10/15/52	5,000	4,900,348
3.500%	10/15/50	5,045	5,302,770
4.868%	06/01/44(a)	14,360	18,026,533
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.800%	08/19/29(a)	465	482,016
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.950%	05/15/60	10,134	11,218,784
3.951%	10/15/50	36,115	40,069,819
4.250%	06/15/23	1,243	1,298,225
4.569%	02/01/29	5,880	6,770,665
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37	4,385	6,120,516
7.000%	06/15/40	6,248	9,544,160
Markel Corp.,
Sr. Unsec’d. Notes
3.450%	05/07/52	11,395	11,800,168
3.500%	11/01/27	5,000	5,364,537
4.150%	09/17/50	8,815	10,252,263
4.300%	11/01/47	4,479	5,213,752
5.000%	03/30/43	100	121,172
5.000%	04/05/46	3,270	4,154,383
5.000%	05/20/49	18,590	23,758,438
New York Life Insurance Co.,
Sub. Notes, 144A
4.450%	05/15/69	6,880	8,812,299
Progressive Corp. (The),
Jr. Sub. Notes, Series B
5.375%(ff)	03/15/23(oo)	4,000	4,087,730
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34	1,700	2,336,550
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	26,445	32,058,758
4.900%	09/15/44	350	450,183
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51	37,734	38,424,629
5.750%	08/15/42	5,540	6,805,460
7.250%	03/15/28	2,707	3,381,361
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
4.750%	08/01/44	2,675	3,341,351

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
XLIT Ltd. (Bermuda),
Gtd. Notes
5.250%	12/15/43	2,962	$4,075,920

			376,015,976

Internet — 0.0%
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.680%	01/21/30	3,715	3,828,621

Iron/Steel — 0.1%
Nucor Corp.,
Sr. Unsec’d. Notes
2.979%	12/15/55	2,500	2,481,361
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
3.450%	04/15/30	10,000	10,684,379

			13,165,740

Lodging — 0.2%
Choice Hotels International, Inc.,
Gtd. Notes
5.750%	07/01/22(a)	2,500	2,556,018
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.500%	10/01/34	13,500	15,320,480
Sr. Unsec’d. Notes, Series R
3.125%	06/15/26	22,630	23,624,522

			41,501,020

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
6.050%	08/15/36(a)	2,200	3,131,927

Machinery-Diversified — 0.3%
Deere & Co.,
Sr. Unsec’d. Notes
3.750%	04/15/50	3,385	4,061,112
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28	46,281	52,606,243

			56,667,355

Media — 4.9%
Belo Corp.,
Gtd. Notes
7.250%	09/15/27	150	172,489
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50	26,750	29,986,090
5.375%	04/01/38	13,155	15,677,932
5.375%	05/01/47	56,457	67,428,774
5.750%	04/01/48(a)	76,467	95,481,177
6.384%	10/23/35	17,423	22,568,660
6.484%	10/23/45	10,574	14,456,252
6.834%	10/23/55	10,596	15,177,373

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Comcast Corp.,
Gtd. Notes
3.250%	11/01/39	54,500	$57,401,559
3.300%	02/01/27(a)	3,245	3,488,688
3.400%	07/15/46	12,867	13,557,532
3.450%	02/01/50(a)	54,000	57,693,245
3.750%	04/01/40	14,385	16,091,851
3.900%	03/01/38	18,880	21,294,939
3.969%	11/01/47	13,145	15,052,495
3.999%	11/01/49	10,302	11,938,114
4.000%	03/01/48	5,843	6,717,873
4.049%	11/01/52	3,299	3,876,638
4.200%	08/15/34(a)	10,000	11,768,917
4.250%	01/15/33(a)	6,090	7,137,258
Gtd. Notes, 144A
2.887%	11/01/51	45,965	44,468,623
2.937%	11/01/56	23,237	22,134,408
2.987%	11/01/63	65,213	61,981,243
Discovery Communications LLC,
Gtd. Notes
3.950%	06/15/25	3,800	4,049,534
4.000%	09/15/55(a)	8,215	8,650,462
4.125%	05/15/29	17,100	18,861,544
4.650%	05/15/50(a)	5,455	6,418,997
5.200%	09/20/47(a)	5,000	6,182,668
5.300%	05/15/49(a)	35,722	45,165,995
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41	3,050	3,694,726
5.875%	11/15/40	7,590	9,434,501
6.550%	05/01/37	2,785	3,648,227
6.750%	06/15/39	4,700	6,407,418
ViacomCBS, Inc.,
Jr. Sub. Notes
6.250%(ff)	02/28/57(a)	2,835	3,196,462
Sr. Unsec’d. Notes
2.900%	01/15/27	2,615	2,729,443
4.375%	03/15/43(a)	8,820	10,031,739
5.250%	04/01/44	28,591	35,703,073
5.850%	09/01/43	21,205	28,661,391
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.375%	06/15/24(a)	4,600	4,932,730
Walt Disney Co. (The),
Gtd. Notes
3.600%	01/13/51	1,215	1,374,745
5.400%	10/01/43(a)	9,675	13,319,562
7.700%	10/30/25	1,129	1,388,827

			829,404,174

Mining — 2.2%
AngloGold Ashanti Holdings PLC (Tanzania),
Gtd. Notes
3.375%	11/01/28	12,250	12,132,193
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42	2,805	3,633,379

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
6.450%	10/15/35(a)	5,000	$6,799,793
Barrick International Barbados Corp. (Canada),
Gtd. Notes, 144A
6.350%	10/15/36	15,000	20,283,602
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41	8,800	11,942,853
5.750%	05/01/43	8,314	11,314,533
7.500%	09/15/38	10,946	16,250,839
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39	27,086	36,942,394
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
5.000%	09/30/43	3,528	4,666,479
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27(a)	27,087	30,281,681
5.950%	03/15/24	8,220	8,919,516
6.875%	09/01/41	11,304	15,114,427
Newmont Corp.,
Gtd. Notes
2.600%	07/15/32	8,975	8,998,744
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
2.750%	11/02/51(a)	54,300	53,899,803
5.200%	11/02/40	860	1,144,601
Rio Tinto Finance USA PLC (Australia),
Gtd. Notes
4.750%	03/22/42	6,395	8,196,476
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40(a)	10,177	14,274,260
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.900%	07/15/30(a)	10,000	10,759,453
5.200%	03/01/42	3,060	3,621,779
5.400%	02/01/43	42,680	52,328,180
6.000%	08/15/40	6,976	8,893,122
6.125%	10/01/35	6,100	7,916,136
6.250%	07/15/41(a)	3,784	5,038,703
WMC Finance USA Ltd. (Australia),
Gtd. Notes
6.250%	05/15/33	2,000	2,669,979
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27	5,811	6,328,650
Gtd. Notes, 144A
2.630%	08/15/31(a)	6,059	5,848,875

			368,200,450

Miscellaneous Manufacturing — 0.6%
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35(a)	40,937	49,097,650

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (cont’d.)
Hillenbrand, Inc.,
Gtd. Notes
5.000%	09/15/26	11,200	$12,475,528
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
3.250%	06/14/29(a)	4,175	4,421,937
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
3.300%	09/15/46	10,185	11,018,957
4.400%	05/27/45	8,260	10,447,761
Textron, Inc.,
Sr. Unsec’d. Notes
4.000%	03/15/26	9,045	9,783,495

			97,245,328

Office/Business Equipment — 0.5%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	57,895	59,409,279
Xerox Corp.,
Sr. Unsec’d. Notes
4.375%	03/15/23	27,618	28,512,917

			87,922,196

Oil & Gas — 5.7%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26(a)	13,500	14,001,967
Apache Corp.,
Sr. Unsec’d. Notes
5.100%	09/01/40(a)	15,688	17,729,959
5.250%	02/01/42(a)	7,500	8,670,507
BP Capital Markets America, Inc.,
Gtd. Notes
3.000%	02/24/50	10,925	10,761,031
3.119%	05/04/26	6,752	7,147,705
3.790%	02/06/24	10,135	10,697,256
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.119%	05/04/26	18,820	19,802,774
Burlington Resources LLC,
Gtd. Notes
7.200%	08/15/31	2,285	3,215,861
7.400%	12/01/31	1,225	1,756,146
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	03/15/38(a)	17,670	23,260,199
6.450%	06/30/33	2,000	2,581,090
6.500%	02/15/37	370	487,706
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/15/52	5,994	6,038,944
4.250%	04/15/27(a)	5,000	5,456,376
5.250%	06/15/37	43,790	51,913,258
5.400%	06/15/47	30,762	38,286,949
6.750%	11/15/39	26,544	36,076,162

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Chevron Corp.,
Sr. Unsec’d. Notes
3.078%	05/11/50	4,030	$4,282,070
Chevron USA, Inc.,
Gtd. Notes
3.900%	11/15/24	500	536,359
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39	616	896,662
Gtd. Notes, 144A
4.300%	08/15/28(a)	22,650	25,490,802
4.850%	08/15/48(a)	4,900	6,452,199
4.875%	10/01/47	10,035	13,249,159
ConocoPhillips Co.,
Gtd. Notes
4.150%	11/15/34	847	968,244
4.300%	11/15/44(a)	3,330	4,010,399
4.950%	03/15/26(a)	7,953	8,990,128
Sr. Unsec’d. Notes
6.950%	04/15/29	3,300	4,341,006
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24(a)	2,525	2,635,696
4.375%	01/15/28(a)	1,900	2,056,057
4.500%	04/15/23	302	311,786
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/42	3,675	4,252,364
5.000%	06/15/45(a)	8,051	9,786,195
5.600%	07/15/41	21,825	27,475,330
5.875%	06/15/28(a)	7,125	7,726,058
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26	11,145	11,764,684
3.500%	12/01/29	26,050	27,611,162
Eni SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A
4.000%	09/12/23	1,635	1,711,383
EOG Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/35(a)	4,067	4,612,623
4.950%	04/15/50(a)	900	1,222,327
Equinor ASA (Norway),
Gtd. Notes
2.375%	05/22/30(a)	3,260	3,317,980
3.250%	11/18/49(a)	6,000	6,378,210
3.625%	04/06/40(a)	1,380	1,532,981
3.950%	05/15/43	2,796	3,260,470
7.750%	06/15/23	1,200	1,317,228
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
3.452%	04/15/51	7,815	8,480,487
3.567%	03/06/45	4,370	4,797,560
Hess Corp.,
Sr. Unsec’d. Notes
5.600%	02/15/41	3,634	4,487,644
5.800%	04/01/47(a)	3,560	4,578,608

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Marathon Oil Corp.,
Sr. Unsec’d. Notes
4.400%	07/15/27(a)	13,684	$15,014,002
5.200%	06/01/45(a)	10,400	12,527,086
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.800%	04/01/28	10,000	10,765,359
5.000%	09/15/54	9,375	11,066,210
5.125%	12/15/26(a)	13,890	15,839,236
5.850%	12/15/45	3,110	3,922,582
6.500%	03/01/41	10,163	14,017,273
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/48	1,935	1,934,704
4.248%(s)	10/10/36	91,612	52,011,559
4.400%	04/15/46(a)	21,180	21,858,395
4.500%	07/15/44	5,000	5,148,284
6.200%	03/15/40	14,766	18,163,538
6.450%	09/15/36(a)	24,652	31,432,279
7.500%	05/01/31(a)	4,290	5,641,764
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26(a)	6,500	7,213,073
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34	18,163	23,352,889
6.500%	02/01/38	1,875	2,420,930
7.375%	11/01/31	1,000	1,316,574
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.350%	02/12/28(a)	6,575	6,553,098
6.350%	02/12/48(a)	2,025	1,742,456
6.490%	01/23/27	1,385	1,476,919
6.950%	01/28/60	6,100	5,422,200
7.690%	01/23/50	12,200	11,768,173
Phillips 66,
Gtd. Notes
3.300%	03/15/52	16,740	16,781,634
4.650%	11/15/34	13,200	15,495,696
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	4,820	4,576,132
4.450%	01/15/26	20,925	22,879,947
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	10,000	10,348,712
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25(a)	10,000	10,654,910
4.000%	05/10/46	3,000	3,498,305
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	03/04/51(a)	13,945	15,113,453
4.000%	11/15/47	7,280	8,155,049
5.950%	12/01/34	1,000	1,292,030
6.500%	06/15/38	3,900	5,345,761

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
TotalEnergies Capital International SA (France),
Gtd. Notes
3.455%	02/19/29(a)	20,000	$21,750,870
Valero Energy Corp.,
Sr. Unsec’d. Notes
3.650%	12/01/51	37,350	37,160,592
4.000%	04/01/29(a)	5,029	5,484,058
4.350%	06/01/28	37,246	41,070,130

			966,633,613

Oil & Gas Services — 0.2%
Cameron International Corp.,
Gtd. Notes
7.000%	07/15/38	4,000	5,643,328
Halliburton Co.,
Sr. Unsec’d. Notes
4.750%	08/01/43	9,350	10,805,062
5.000%	11/15/45(a)	1,835	2,213,014
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28	18,479	19,986,044
4.000%	12/21/25	1,210	1,305,336

			39,952,784

Packaging & Containers — 0.2%
Amcor Flexibles North America, Inc.,
Gtd. Notes
2.630%	06/19/30(a)	2,715	2,746,670
Ball Corp.,
Gtd. Notes
4.000%	11/15/23	975	1,018,767
WestRock MWV LLC,
Gtd. Notes
7.950%	02/15/31(a)	7,987	11,235,946
WRKCo, Inc.,
Gtd. Notes
3.900%	06/01/28(a)	7,810	8,560,372
4.900%	03/15/29(a)	3,190	3,712,538

			27,274,293

Pharmaceuticals — 7.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39	106,680	122,287,857
4.250%	11/21/49	96,475	115,826,791
4.300%	05/14/36	2,500	2,938,108
4.400%	11/06/42	950	1,139,730
4.500%	05/14/35	14,945	17,864,984
4.550%	03/15/35	42,638	50,976,754
4.700%	05/14/45	46,155	57,072,361
4.875%	11/14/48	12,407	16,060,497
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
4.300%	12/15/47(a)	10,340	12,135,444
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
3.600%	07/15/42	1,000	1,012,685

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
4.700%	07/15/64		3,246	$3,803,173
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
6.000%	05/15/39		2,500	3,350,862
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40(a)		11,500	10,887,570
3.400%	07/26/29		16,835	18,413,968
4.250%	10/26/49		14,610	18,071,638
4.350%	11/15/47		22,307	27,657,116
4.550%	02/20/48		38,305	48,961,766
4.625%	05/15/44(a)		6,837	8,721,831
5.000%	08/15/45		6,581	8,763,864
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24		1,500	1,581,508
4.600%	03/15/43(a)		5,964	6,885,411
4.900%	09/15/45		16,736	20,110,433
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27		17,240	18,551,116
4.375%	10/15/28		25,005	28,425,808
4.500%	02/25/26		16,905	18,731,439
4.800%	07/15/46		42,235	53,312,239
4.900%	12/15/48		27,425	35,412,380
5.375%	02/15/42		3,650	4,624,701
Sr. Unsec’d. Notes
2.375%	03/15/31		16,605	16,673,355
3.200%	03/15/40		9,125	9,424,590
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29		57,035	60,805,467
3.875%	07/20/25		1,178	1,267,072
4.300%	03/25/28		9,442	10,602,868
4.780%	03/25/38		40,326	49,135,920
5.050%	03/25/48		30,912	40,446,811
5.125%	07/20/45		43,765	56,905,305
5.300%	12/05/43		20,115	26,513,680
6.250%	06/01/27		1,000	1,209,400
Eli Lilly & Co.,
Sr. Unsec’d. Notes
1.700%	11/01/49	EUR	12,000	14,987,783
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes
3.875%	05/15/28(a)		11,490	12,841,353
Johnson & Johnson,
Sr. Unsec’d. Notes
2.100%	09/01/40		8,585	8,132,454
2.450%	09/01/60		15,820	14,955,268
3.400%	01/15/38		4,365	4,885,729
3.625%	03/03/37		8,185	9,423,674
4.375%	12/05/33(a)		4,000	4,916,809
McKesson Corp.,
Sr. Unsec’d. Notes
2.700%	12/15/22		6,200	6,286,945

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Mead Johnson Nutrition Co. (United Kingdom),
Gtd. Notes
4.125%	11/15/25	3,175	$3,468,291
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51(a)	10,940	10,885,048
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48	34,101	42,229,654
5.400%	11/29/43	4,169	5,161,852
Novartis Capital Corp. (Switzerland),
Gtd. Notes
4.000%	11/20/45	4,625	5,612,332
Pfizer, Inc.,
Sr. Unsec’d. Notes
4.100%	09/15/38	4,970	5,911,876
4.400%	05/15/44	6,410	8,024,739
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	77,700	79,894,661
3.200%	09/23/26	4,755	5,045,309
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
3.025%	07/09/40	2,375	2,391,543
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	43,168	52,925,259
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	4,605	4,911,959
4.000%	06/22/50(a)	5,815	6,216,822

			1,315,675,862

Pipelines — 7.3%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	4,460	4,601,462
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/27	20,000	20,646,291
Colonial Pipeline Co.,
Sr. Unsec’d. Notes, 144A
4.250%	04/15/48	8,381	9,841,394
DCP Midstream Operating LP,
Gtd. Notes
3.250%	02/15/32(a)	5,000	5,066,518
5.125%	05/15/29	6,975	7,874,350
5.375%	07/15/25(a)	27,350	29,891,151
5.600%	04/01/44	5,579	6,938,390
8.125%	08/16/30	1,000	1,359,286
Gtd. Notes, 144A
6.450%	11/03/36	10,766	14,091,210
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes, 144A
4.600%	12/15/44	915	1,087,148

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Energy Transfer LP,
Gtd. Notes
5.350%	05/15/45	2,875	$3,322,491
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	23,000	23,468,962
Sr. Unsec’d. Notes
4.200%	04/15/27	5,000	5,414,278
4.900%	03/15/35	1,905	2,160,705
5.000%	05/15/50(a)	22,385	25,774,986
5.150%	02/01/43	4,450	4,934,579
5.300%	04/01/44	12,420	14,223,288
5.300%	04/15/47	2,500	2,880,888
5.400%	10/01/47	29,625	34,940,371
6.000%	06/15/48(a)	3,320	4,152,072
6.125%	12/15/45	25,534	31,875,835
6.250%	04/15/49(a)	43,065	56,317,396
7.500%	07/01/38	11,000	15,184,773
Sr. Unsec’d. Notes, Series 20Y
5.800%	06/15/38(a)	19,814	24,071,679
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
5.450%	06/01/47(a)	4,900	4,943,684
5.600%	04/01/44	1,651	1,665,382
Enterprise Products Operating LLC,
Gtd. Notes
3.950%	01/31/60	28,560	30,827,646
4.150%	10/16/28	6,750	7,572,958
4.200%	01/31/50	18,900	21,371,520
4.250%	02/15/48	5,400	6,153,591
4.450%	02/15/43	6,965	7,996,508
4.800%	02/01/49	5,698	6,952,393
4.850%	08/15/42(a)	1,990	2,388,855
4.850%	03/15/44	5,775	6,951,993
4.900%	05/15/46	34,397	41,841,952
4.950%	10/15/54	3,110	3,924,295
5.100%	02/15/45	6,532	8,118,786
5.375%(ff)	02/15/78	7,380	7,426,932
6.125%	10/15/39	3,937	5,357,690
Gtd. Notes, Series D
4.875%(ff)	08/16/77(a)	7,490	7,035,934
6.875%	03/01/33	55	74,461
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.000%	08/01/24	7,000	7,281,042
4.750%	07/15/23(a)	5,678	5,899,931
Gulfstream Natural Gas System LLC,
Sr. Unsec’d. Notes, 144A
5.950%	10/15/45	19,904	26,400,961
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.700%	11/01/42	11,190	12,614,718
5.000%	08/15/42	2,010	2,338,864
5.000%	03/01/43	1,176	1,368,092
5.400%	09/01/44	878	1,076,132
6.500%	02/01/37	1,500	1,998,686
6.500%	09/01/39	5,545	7,398,988
6.550%	09/15/40	4,370	5,876,889

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Kinder Morgan, Inc.,
Gtd. Notes
3.600%	02/15/51	43,490	$43,978,502
5.050%	02/15/46	7,759	9,290,855
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.950%	03/01/50(a)	19,570	20,817,445
4.200%	03/15/45	4,130	4,355,514
4.250%	09/15/46(a)	4,300	4,775,504
4.850%	02/01/49(a)	25,700	30,918,535
5.150%	10/15/43	820	991,626
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A
3.900%	04/01/24	8,625	8,949,030
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25	5,016	5,347,612
4.500%	04/15/38(a)	11,785	13,260,364
4.700%	04/15/48	50,615	58,942,529
4.875%	12/01/24	1,566	1,701,840
4.900%	04/15/58	9,705	11,315,366
5.200%	03/01/47	2,690	3,292,073
5.200%	12/01/47	14,490	17,739,372
5.500%	02/15/49	25,915	33,141,284
Northwest Pipeline LLC,
Sr. Unsec’d. Notes
4.000%	04/01/27(a)	8,392	9,143,066
ONEOK Partners LP,
Gtd. Notes
6.125%	02/01/41(a)	1,325	1,678,248
6.200%	09/15/43	18,615	24,015,478
6.850%	10/15/37	1,742	2,334,117
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30(a)	8,745	8,928,120
3.400%	09/01/29	6,095	6,316,496
4.450%	09/01/49(a)	10,085	11,143,466
4.500%	03/15/50	13,730	15,237,346
4.550%	07/15/28	15,725	17,403,547
4.950%	07/13/47	31,318	36,492,008
5.200%	07/15/48(a)	21,565	26,136,257
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.550%	10/01/26	11,680	12,449,915
4.680%	02/15/45	500	586,416
4.900%	10/01/46	6,500	7,925,492
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29(a)	4,215	4,383,477
3.650%	06/01/22	1,261	1,266,896
4.900%	02/15/45	13,944	15,242,525
5.150%	06/01/42(a)	19,516	21,733,658
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes, 144A
4.800%	03/15/47	1,250	1,493,404

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Spectra Energy Partners LP,
Gtd. Notes
4.500%	03/15/45	565	$650,950
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
4.600%	03/15/48	2,100	2,550,162
5.400%	08/15/41	1,560	2,005,092
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25(a)	4,925	5,159,232
4.000%	07/01/22	1,700	1,707,596
5.300%	03/01/48(a)	11,885	14,320,815
5.450%	04/01/44	3,175	3,793,419
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.350%	08/15/22(a)	2,389	2,411,790
3.500%	11/15/30(a)	3,770	4,026,809
3.500%	10/15/51(a)	17,225	17,486,000
3.700%	01/15/23(a)	5,375	5,491,714
3.750%	06/15/27	990	1,069,639
4.300%	03/04/24(a)	9,900	10,467,392
4.850%	03/01/48(a)	10,780	13,123,108
4.900%	01/15/45	9,062	10,848,485
5.400%	03/04/44	16,409	20,363,225
5.750%	06/24/44	9,350	12,174,068
5.800%	11/15/43	3,434	4,499,884
6.300%	04/15/40	12,660	17,131,175

			1,234,986,324

Real Estate — 0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
3.875%	03/20/27	4,600	5,030,661

Real Estate Investment Trusts (REITs) — 1.0%
Brandywine Operating Partnership LP,
Gtd. Notes
4.550%	10/01/29	1,265	1,409,759
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24	4,850	5,088,603
3.850%	02/01/25	5,300	5,607,751
3.900%	03/15/27	11,645	12,546,432
4.125%	05/15/29(a)	6,449	7,139,955
Realty Income Corp.,
Sr. Unsec’d. Notes
3.875%	07/15/24	400	423,903
Service Properties Trust,
Sr. Unsec’d. Notes
4.350%	10/01/24(a)	10,000	9,799,333
Simon Property Group LP,
Sr. Unsec’d. Notes
3.800%	07/15/50(a)	4,300	4,826,731
SITE Centers Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/25	3,719	3,895,195
4.700%	06/01/27	2,020	2,238,020

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Ventas Realty LP,
Gtd. Notes
4.000%	03/01/28	11,554	$12,782,524
4.400%	01/15/29	17,246	19,565,627
Welltower, Inc.,
Sr. Unsec’d. Notes
2.700%	02/15/27	7,440	7,756,288
2.750%	01/15/31	6,635	6,779,701
3.100%	01/15/30(a)	7,500	7,874,505
4.000%	06/01/25	12,865	13,864,641
4.250%	04/01/26	3,915	4,291,170
4.250%	04/15/28	9,620	10,789,617
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
7.375%	03/15/32	14,156	19,911,900
8.500%	01/15/25(a)	3,500	4,217,764

			160,809,419

Retail — 1.9%
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A
3.550%	07/26/27(a)	20,000	21,412,727
4.500%	07/26/47	15,758	18,660,485
AutoNation, Inc.,
Sr. Unsec’d. Notes
2.400%	08/01/31	4,570	4,423,488
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.750%	04/18/29	22,460	24,579,327
Bed Bath & Beyond, Inc.,
Sr. Unsec’d. Notes
5.165%	08/01/44(a)	2,664	2,211,757
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24(a)	17,675	18,862,207
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	5,000	5,373,769
4.200%	05/15/28(a)	39,165	43,725,396
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.900%	06/15/47(a)	20,500	24,076,953
4.200%	04/01/43	5,422	6,532,468
4.250%	04/01/46	9,395	11,550,293
4.400%	03/15/45(a)	15,945	19,884,001
5.875%	12/16/36	8,382	11,867,695
Macy’s Retail Holdings LLC,
Gtd. Notes
2.875%	02/15/23	3,412	3,453,952
4.300%	02/15/43	8,994	7,895,238
5.125%	01/15/42(a)	1,875	1,794,149
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.200%	04/01/50	4,675	5,675,719
4.600%	05/26/45	5,325	6,586,258

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail (cont’d.)
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.900%	06/01/29		7,745	$8,548,983
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25(a)		4,500	4,597,010
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.100%	04/15/50(a)		55,540	62,321,217
4.650%	06/01/46		1,002	1,186,066

				315,219,158

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.363%(ff)	08/01/24		1,765	1,848,866
Sr. Unsec’d. Notes, 144A, MTN
3.622%(ff)	04/26/23		8,235	8,302,987

				10,151,853

Semiconductors — 0.6%
Broadcom, Inc.,
Gtd. Notes, 144A
3.500%	02/15/41		10,000	10,182,713
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35		50,673	50,936,886
Intel Corp.,
Sr. Unsec’d. Notes
4.750%	03/25/50(a)		13,120	17,451,491
Microchip Technology, Inc.,
Sr. Sec’d. Notes
4.333%	06/01/23(a)		26,200	27,316,293

				105,887,383

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.,
Gtd. Notes
3.483%	12/01/27		3,440	3,648,923

Software — 2.2%
Fidelity National Information Services, Inc.,
Gtd. Notes
0.750%	05/21/23	EUR	18,000	20,718,096
Fiserv, Inc.,
Sr. Unsec’d. Notes
0.375%	07/01/23	EUR	23,075	26,436,580
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50		15,549	15,259,433
2.675%	06/01/60		67,513	67,224,576
2.921%	03/17/52		77,381	81,939,889
3.041%	03/17/62		45,717	49,221,616
Oracle Corp.,
Sr. Unsec’d. Notes
3.800%	11/15/37		21,055	21,938,523
3.900%	05/15/35(a)		7,346	7,858,383
4.000%	07/15/46		30,190	31,391,148
4.125%	05/15/45		1,300	1,379,840

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
4.300%	07/08/34	12,200	$13,529,344
4.375%	05/15/55	30,959	33,891,016
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
4.200%	09/15/28	5,985	6,722,972

			377,511,416

Telecommunications — 4.8%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.100%	02/01/43(a)	58,615	56,766,764
3.500%	06/01/41	36,400	37,456,111
3.500%	09/15/53	72,627	73,407,906
3.550%	09/15/55	69,667	69,795,645
3.650%	09/15/59	132,309	133,557,732
3.800%	12/01/57	22,245	23,178,389
4.500%	05/15/35(a)	22,285	25,719,258
4.650%	06/01/44	19,400	22,764,222
4.900%	06/15/42	2,700	3,241,721
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30	1,675	2,463,049
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
8.750%	06/15/30	1,000	1,453,982
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
4.600%	05/23/29	27,700	31,638,626
5.500%	09/01/44(a)	7,454	9,762,811
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24(a)	8,786	9,243,525
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
3.000%	02/15/41	6,025	5,870,799
3.300%	02/15/51	24,035	23,464,637
3.600%	11/15/60	11,950	11,903,725
4.375%	04/15/40	3,205	3,653,977
4.500%	04/15/50	4,300	5,038,108
Sr. Sec’d. Notes, 144A
3.400%	10/15/52	8,730	8,704,943
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40	6,875	6,525,381
2.987%	10/30/56	129,623	122,932,655
3.550%	03/22/51	2,195	2,365,278
3.700%	03/22/61	47,205	51,098,821
4.000%	03/22/50	14,305	16,450,580
4.400%	11/01/34	677	788,179
4.500%	08/10/33	37,325	43,975,128
4.862%	08/21/46(a)	8,468	10,908,052

			814,130,004

Transportation — 1.5%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.150%	04/01/45(a)	3,535	4,238,902

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
4.375%	09/01/42	8,705	$10,609,576
4.400%	03/15/42	10,600	12,956,623
4.450%	03/15/43	11,312	13,956,317
4.550%	09/01/44	2,455	3,087,274
4.700%	09/01/45	3,040	3,909,609
5.150%	09/01/43	4,633	6,220,061
Canadian National Railway Co. (Canada),
Sr. Unsec’d. Notes
4.500%	11/07/43	2,000	2,392,743
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
4.800%	09/15/35	1,645	2,031,185
5.750%	03/15/33	1,775	2,290,123
6.125%	09/15/2115	14,400	21,391,808
CSX Corp.,
Sr. Unsec’d. Notes
2.600%	11/01/26	5,890	6,139,066
3.350%	11/01/25	10,250	10,937,244
4.500%	08/01/54	10,400	13,152,129
4.750%	05/30/42	5,000	6,266,927
5.500%	04/15/41	1,682	2,246,264
6.150%	05/01/37	1,000	1,396,833
6.220%	04/30/40	531	763,124
FedEx Corp.,
Gtd. Notes
4.100%	04/15/43	825	924,175
4.250%	05/15/30(a)	5,095	5,795,500
4.500%	02/01/65	2,115	2,489,676
4.550%	04/01/46	6,975	8,353,473
4.750%	11/15/45	2,925	3,571,039
5.100%	01/15/44(a)	3,084	3,930,324
Kansas City Southern,
Gtd. Notes
4.300%	05/15/43	2,680	3,111,531
4.950%	08/15/45	10,000	12,774,058
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
3.942%	11/01/47	3,667	4,241,111
3.950%	10/01/42	1,140	1,304,125
4.050%	08/15/52(a)	1,585	1,903,808
4.100%	05/15/2121	10,745	12,241,753
4.650%	01/15/46	700	879,483
4.800%	08/15/43	852	1,022,337
4.837%	10/01/41	1,080	1,364,280
5.590%	05/17/25(a)	3,000	3,374,724
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.973%	09/16/62(a)	1,400	1,382,905
3.350%	08/15/46(a)	4,300	4,603,501
3.799%	04/06/71	23,845	27,642,464
3.839%	03/20/60	9,422	11,078,335
3.875%	02/01/55	4,805	5,619,374
3.950%	08/15/59	5,100	6,054,110

			247,647,894

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.400%	11/15/26	8,275	$8,778,387
4.125%	08/01/23	20,000	20,867,887

			29,646,274

Water — 0.1%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/47(a)	7,370	8,253,377
Aquarion Co.,
Sr. Unsec’d. Notes, 144A
4.000%	08/15/24	5,000	5,255,518

			13,508,895

TOTAL CORPORATE BONDS (cost $13,735,096,117)			15,266,352,685

MUNICIPAL BONDS — 1.5%
California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	7,300	11,816,752
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
6.603%	07/01/50	8,000	13,751,643
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	1,050	1,391,471

			26,959,866

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A
4.814%	10/01/2114	5,000	7,413,912

Illinois — 0.1%
Illinois State Toll Highway Authority,
Revenue Bonds, BABs, Series B
5.851%	12/01/34	100	135,840
State of Illinois,
General Obligation Unlimited, Taxable
5.100%	06/01/33	7,605	8,745,626

			8,881,466

Michigan — 0.0%
University of Michigan,
Taxable, Revenue Bonds, Series B
2.437%	04/01/40	4,810	4,847,592

Missouri — 0.1%
Health & Educational Facilities Authority of the State of Missouri,
Taxable, Revenue Bonds, Series A
3.652%	08/15/57	19,000	23,613,569
Missouri Highway & Transportation Commission,
Revenue Bonds, BABs
5.445%	05/01/33	325	403,874

			24,017,443

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New Jersey — 0.3%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	29,125	$45,998,488
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	5,145	8,372,257

			54,370,745

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,150	1,434,062

Ohio — 0.1%
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.048%	12/01/56	6,089	8,044,839
4.800%	06/01/2111	1,300	1,979,328

			10,024,167

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	7,575	10,748,583
University of Pittsburgh-of the Commonwealth System of Higher Education,
Taxable, Revenue Bonds
3.555%	09/15/2119	5,575	6,399,039

			17,147,622

Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58	13,722	15,882,254

Texas — 0.3%
North Texas Tollway Authority,
Taxable, Revenue Bonds, BABs, Series B
6.718%	01/01/49	5,410	9,090,218
Permanent University Fund - University of Texas System,
Taxable, Revenue Bonds, Series A
3.376%	07/01/47	16,940	19,412,958
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	22,905	25,606,644

			54,109,820

Virginia — 0.2%
University of Virginia,
Taxable, Revenue Bonds, Series B
2.584%	11/01/51	15,810	16,019,714
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	10,570	14,511,686

			30,531,400

TOTAL MUNICIPAL BONDS (cost $214,216,893)			255,620,349

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BOND — 0.2%
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
2.950%	01/11/23(a)	23,800	$24,302,606

(cost $23,794,608)

U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bonds
1.875%	11/15/51	2,500	2,484,375
2.000%	08/15/51(h)(k)	19,655	20,066,526
2.375%	05/15/51(k)	12,500	13,822,266
U.S. Treasury Notes
0.625%	08/15/30(k)	4,800	4,477,500

TOTAL U.S. TREASURY OBLIGATIONS (cost $40,376,801)			40,850,667

		Shares
PREFERRED STOCKS — 0.1%
Capital Markets — 0.0%
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)		335,000	9,584,350

Electric Utilities — 0.1%
SCE Trust V,, 5.450%(c), 3 Month LIBOR + 3.790%, Series K, Maturing 03/15/26(oo)		565,000	14,198,450

TOTAL PREFERRED STOCKS (cost $22,500,000)			23,782,800

TOTAL LONG-TERM INVESTMENTS (cost $15,093,952,249)			16,705,488,934

SHORT-TERM INVESTMENTS — 3.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)		69,907,187	69,907,187
PGIM Institutional Money Market Fund (cost $549,327,381; includes $549,289,479 of cash collateral for securities on loan)(b)(wa)		549,679,960	549,295,184

TOTAL SHORT-TERM INVESTMENTS (cost $619,234,568)			619,202,371

TOTAL INVESTMENTS—102.4% (cost $15,713,186,817)			17,324,691,305
Liabilities in excess of other assets(z) — (2.4)%			(410,939,376)

NET ASSETS — 100.0%			$16,913,751,929

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $540,477,234; cash collateral of $549,289,479 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
1,174	2 Year U.S. Treasury Notes	Mar. 2022	$256,133,782	$(221,939)
13,985	10 Year U.S. Treasury Notes	Mar. 2022	1,824,605,469	12,425,204

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
1,414	10 Year U.S. Ultra Treasury Notes	Mar. 2022	$207,062,625	$1,459,484

				13,662,749

Short Positions:
194	5 Year Euro-Bobl	Mar. 2022	29,428,586	225,059
2,760	5 Year U.S. Treasury Notes	Mar. 2022	333,895,306	(312,596)
2,388	10 Year Euro-Bund	Mar. 2022	465,910,131	7,709,905
1,180	20 Year U.S. Treasury Bonds	Mar. 2022	189,316,250	(914,406)
3,568	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	703,342,000	(8,055,192)
240	Euro Schatz Index	Mar. 2022	30,611,077	51,113

				(1,296,117)

				$12,366,632

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/22	BNP Paribas S.A.	EUR 258,381	$291,236,939	$294,236,905	$—	$(2,999,966)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$3,449,129	$21,974,942

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$102,402,992	$—
Commercial Mortgage-Backed Securities	—	992,176,835	—
Corporate Bonds	—	15,266,352,685	—
Municipal Bonds	—	255,620,349	—
Sovereign Bond	—	24,302,606	—
U.S. Treasury Obligations	—	40,850,667	—
Preferred Stocks	23,782,800	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$619,202,371	$—	$—

Total	$642,985,171	$16,681,706,134	$—

Other Financial Instruments*
Assets
Futures Contracts	$21,870,765	$—	$—

Liabilities
Futures Contracts	$(9,504,133)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(2,999,966)	—

Total	$(9,504,133)	$(2,999,966)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Electric	12.1%
Banks	10.4
Pharmaceuticals	7.8
Pipelines	7.3
Commercial Mortgage-Backed Securities	5.9
Oil & Gas	5.7
Media	4.9
Telecommunications	4.8
Affiliated Mutual Funds (3.2% represents investments purchased with collateral from securities on loan)	3.6
Healthcare-Services	3.0
Chemicals	2.9
Beverages	2.5
Software	2.2
Insurance	2.2
Foods	2.2
Mining	2.2
Retail	1.9
Auto Manufacturers	1.8
Aerospace & Defense	1.6
Municipal Bonds	1.5
Transportation	1.5
Commercial Services	1.4
Computers	1.3
Healthcare-Products	1.3
Gas	1.2
Airlines	1.1
Real Estate Investment Trusts (REITs)	1.0
Building Materials	0.8
Biotechnology	0.7
Semiconductors	0.6
Collateralized Loan Obligations	0.6
Agriculture	0.6

Miscellaneous Manufacturing	0.6%
Office/Business Equipment	0.5
Machinery-Diversified	0.3
Household Products/Wares	0.3
Lodging	0.2
U.S. Treasury Obligations	0.2
Oil & Gas Services	0.2
Trucking & Leasing	0.2
Packaging & Containers	0.2
Sovereign Bond	0.2
Forest Products & Paper	0.1
Electronics	0.1
Diversified Financial Services	0.1
Electric Utilities	0.1
Water	0.1
Iron/Steel	0.1
Savings & Loans	0.1
Home Builders	0.1
Environmental Control	0.1
Capital Markets	0.0	*
Engineering & Construction	0.0	*
Real Estate	0.0	*
Housewares	0.0	*
Internet	0.0	*
Shipbuilding	0.0	*
Machinery-Construction & Mining	0.0	*

	102.4
Liabilities in excess of other assets	(2.4)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	—	$—		Unrealized depreciation on OTC forward foreign currency exchange contracts	$2,999,966
Interest rate contracts	Due from/to broker-variation margin futures	21,870,765	*	Due from/to broker-variation margin futures	9,504,133	*

		$21,870,765			$12,504,099

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Foreign exchange contracts	$—	$17,269,061	$—
Interest rate contracts	19,418,923	—	(1,734,547)

Total	$19,418,923	$17,269,061	$(1,734,547)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Foreign exchange contracts	$—	$4,961,436	$—
Interest rate contracts	5,244,719	—	3,686,898

Total	$5,244,719	$4,961,436	$3,686,898

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)

$2,034,397,182	$1,595,948,532	$180,157,479

Forward Foreign Currency Exchange Contracts—Sold(2)

$478,524,394

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Currency Swap Agreements(1)
$4,098,960

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$540,477,234	$(540,477,234)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP Paribas S.A.	$—	$(2,999,966)	$(2,999,966)	$1,726,418	$(1,273,548)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2021
ASSETS
Investments at value, including securities on loan of $540,477,234:
Unaffiliated investments (cost $15,093,952,249)	$16,705,488,934
Affiliated investments (cost $619,234,568)	619,202,371
Foreign currency, at value (cost $800,731)	803,834
Dividends and interest receivable	149,767,273
Deposit with broker for centrally cleared/exchange-traded derivatives	3,449,129
Prepaid expenses	128,892

Total Assets	17,478,840,433

LIABILITIES
Payable to broker for collateral for securities on loan	549,289,479
Due to broker-variation margin futures	5,163,194
Payable for Portfolio shares purchased	3,562,793
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,999,966
Management fee payable	2,397,031
Accrued expenses and other liabilities	1,204,436
Distribution fee payable	463,021
Trustees’ fees payable	7,310
Payable to custodian	823
Affiliated transfer agent fee payable	451

Total Liabilities	565,088,504

NET ASSETS	$16,913,751,929

Net assets were comprised of:
Partners’ Equity	$16,913,751,929

Net asset value and redemption price per share, $16,913,751,929 / 1,089,504,757 outstanding shares of beneficial interest	$15.52

STATEMENT OF OPERATIONS
Year Ended December 31, 2021
NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$616,289,376
Unaffiliated dividend income	1,217,774
Income from securities lending, net (including affiliated income of $433,297)	484,801
Affiliated dividend income	138,214

Total income	618,130,165

EXPENSES
Management fee	80,002,181
Distribution fee	43,620,406
Custodian and accounting fees	820,303
Trustees’ fees	229,070
Legal fees and expenses	90,096
Audit fee	47,900
Shareholders’ reports	16,472
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,400
Miscellaneous	315,346

Total expenses	125,149,174

NET INVESTMENT INCOME (LOSS)	492,980,991

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(306,877))	338,588,131
Futures transactions	19,418,923
Forward currency contract transactions	17,269,061
Swap agreements transactions	(1,734,547)
Foreign currency transactions	268,244

373,809,812

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $143,193)	(971,537,439)
Futures	5,244,719
Forward currency contracts	4,961,436
Swap agreements	3,686,898
Foreign currencies	21,684

(957,622,702)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(583,812,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(90,831,899)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$492,980,991	$519,253,069
Net realized gain (loss) on investment and foreign currency transactions	373,809,812	254,206,736
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(957,622,702)	1,342,127,756

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(90,831,899)	2,115,587,561

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [0 and 43,654,660 shares, respectively]	—	604,201,738
Portfolio shares purchased [100,011,473 and 32,933,013 shares, respectively]	(1,531,075,670)	(489,109,799)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,531,075,670)	115,091,939

TOTAL INCREASE (DECREASE)	(1,621,907,569)	2,230,679,500
NET ASSETS:
Beginning of year	18,535,659,498	16,304,979,998

End of year	$16,913,751,929	$18,535,659,498

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST PRUDENTIAL CORE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 99.3%
ASSET-BACKED SECURITIES — 24.0%
Automobiles — 2.4%
AmeriCredit Automobile Receivables Trust,
Series 2019-02, Class C
2.740%	04/18/25	899	$917,269
Series 2020-02, Class C
1.480%	02/18/26	335	336,965
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C
1.320%	07/15/25	188	188,834
Ford Credit Auto Owner Trust,
Series 2020-02, Class B, 144A
1.490%	04/15/33	1,730	1,705,053
Series 2021-01, Class C, 144A
1.910%	10/17/33	398	395,699
Series 2021-02, Class C, 144A
2.110%	05/15/34	1,025	1,018,580
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	1,376	1,355,342
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	1,165	1,153,506
JPMorgan Chase Bank, NA,
Series 2020-01, Class D, 144A
1.886%	01/25/28	1,039	1,043,816
Series 2021-02, Class D, 144A
1.138%	12/26/28	654	650,894
Series 2021-03, Class D, 144A
1.009%	02/26/29	600	595,255
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class B, 144A
3.710%	04/14/25	958	959,835
Series 2019-01A, Class A, 144A
3.630%	09/14/27	2,309	2,436,204
Series 2021-01A, Class C, 144A
1.420%	07/14/28	765	746,530
Series 2021-01A, Class D, 144A
1.620%	11/14/30	225	219,100
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25	457	459,136
Series 2021-01, Class D
1.130%	11/16/26	1,872	1,860,859
Series 2021-02, Class D
1.350%	07/15/27	1,578	1,568,313

			17,611,190

Collateralized Loan Obligations — 16.8%
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.522%(c)	04/20/32	3,126	3,129,300
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.228%(c)	10/25/33	3,430	3,430,137

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.224%(c)	07/15/31		1,042	$1,041,684
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)
0.870%(c)	04/25/34	EUR	1,722	1,957,325
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
0.770%(c)	04/15/32	EUR	5,724	6,516,702
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	10/17/32		4,285	4,283,352
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.129%(c)	10/15/33		1,335	1,333,422
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.228%(c)	05/17/31		1,042	1,041,399
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.600%(c)	04/15/31	EUR	2,083	2,362,845
Carlyle Euro CLO DAC (Ireland),
Series 2017-02A, Class A1R, 144A, 3 Month EURIBOR + 0.630% (Cap N/A, Floor 0.630%)
0.630%(c)	08/15/30	EUR	6,659	7,558,125
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
0.990%(c)	10/15/35	EUR	3,810	4,333,373
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	01/20/35		3,040	3,040,159
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	07/20/34		2,496	2,495,995
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
1.172%(c)	04/20/31		1,455	1,454,187
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.261%(c)	07/15/34		2,708	2,706,497
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.404%(c)	07/15/29		745	744,883
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.244%(c)	07/15/31		2,083	2,082,384

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.134%(c)	04/15/31		3,126	$3,124,259
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.264%(c)	04/15/34		2,083	2,083,345
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/20/31		1,666	1,665,474
Series 2020-03RA, Class A1R, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)
1.418%(c)	04/15/33		2,083	2,086,482
Henley CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)
0.900%(c)	04/25/34	EUR	1,042	1,184,623
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
0.650%(c)	07/15/31	EUR	2,496	2,832,493
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/34		4,045	4,045,754
KKR CLO Ltd. (Cayman Islands),
Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
2.266%(c)	10/17/31		4,380	4,379,998
Madison Park Funding Ltd. (Cayman Islands),
Series 2012-10A, Class AR3, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.142%(c)	01/20/29		4,076	4,073,686
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.198%(c)	10/15/32		4,575	4,571,331
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.244%(c)	04/25/32		1,455	1,453,969
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.139%(c)	10/12/30		1,666	1,665,958
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.244%(c)	07/15/31		2,083	2,081,388
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.205%(c)	04/26/31		3,139	3,138,140
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
1.202%(c)	04/17/31		5,127	5,114,213
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.132%(c)	07/17/29		1,888	1,887,645

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.252%(c)	01/17/31		830	$830,046
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.222%(c)	07/16/31		1,253	1,253,027
PPM CLO Ltd. (United Kingdom),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.274%(c)	07/15/31		2,083	2,082,996
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.292%(c)	10/20/31		3,126	3,125,034
Signal Peak CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.234%(c)	04/25/31		3,126	3,125,151
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.195%(c)	01/26/31		830	829,784
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
0.830%(c)	04/25/30	EUR	1,715	1,949,224
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
0.710%(c)	02/20/30	EUR	4,159	4,730,612
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/29/34		1,815	1,814,999
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	07/25/34		2,083	2,083,995
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.362%(c)	01/17/30		1,396	1,396,586
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.272%(c)	01/17/31		1,157	1,157,057
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	07/17/31		1,821	1,819,188
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.334%(c)	10/15/34		1,140	1,140,001
Zais CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.074%(c)	04/15/29		2,477	2,475,543

				124,713,770

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans — 0.9%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	385	$304,433
Lendmark Funding Trust,
Series 2019-01A, Class A, 144A
3.000%	12/20/27		1,125	1,135,869
Series 2019-02A, Class A, 144A
2.780%	04/20/28		816	827,394
Series 2021-01A, Class A, 144A
1.900%	11/20/31		1,376	1,360,854
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		482	487,735
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35		934	927,890
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		816	824,354
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		384	383,131
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.952%(c)	02/25/23		308	308,777
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.752%(c)	08/25/25		378	378,406

				6,938,843

Credit Cards — 0.5%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30		737	844,834
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)
1.016%(c)	03/15/29	GBP	584	792,638
Series 2021-01A, Class A2, 144A, SOFR + 1.100% (Cap N/A, Floor 0.000%)
1.150%(c)	03/15/29		541	543,022
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)
1.450%(c)	11/15/28	GBP	1,051	1,438,663

				3,619,157

Equipment — 0.2%
MMAF Equipment Finance LLC,
Series 2019-B, Class A5, 144A
2.290%	11/12/41		1,440	1,476,585

Home Equity Loans — 0.2%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
0.742%(c)	05/25/34		154	151,316

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Asset-Backed Funding Certificates Trust,
Series 2004-OPT02, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.825%)
0.927%(c)	08/25/33	15	$14,653
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
1.602%(c)	03/25/43	82	81,938
EquiFirst Mortgage Loan Trust,
Series 2004-01, Class 1A1, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)
0.582%(c)	01/25/34	475	460,773
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.802%(c)	09/25/34	145	140,706
Series 2004-WMC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.002%(c)	04/25/34	259	253,958
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.122%(c)	10/25/33	16	15,723
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2003-NC01, Class M1, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.575%)
1.677%(c)	11/25/32	31	30,719
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
0.742%(c)	08/25/33	134	133,029

			1,282,815

Manufactured Housing — 0.1%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58	726	734,207

Other — 0.4%
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.892%(c)	06/25/24	3,208	3,198,321

Residential Mortgage-Backed Securities — 1.2%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- through Certificates,
Series 2004-R01, Class A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.702%(c)	02/25/34	36	35,708
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.872%(c)	10/25/34	107	105,803
Countrywide Asset-Backed Certificates,
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.152%(c)	11/25/34	77	76,970

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB04, Class A6
4.040%(cc)	05/25/35		10	$9,559
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59		248	248,653
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59		484	484,722
Merrill Lynch Mortgage Investors Trust,
Series 2003-WMC03, Class M3, 1 Month LIBOR + 2.475% (Cap N/A, Floor 2.475%)
2.577%(c)	06/25/34		120	120,377
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)
1.947%(c)	01/25/35		116	118,459
Structured Asset Investment Loan Trust,
Series 2004-07, Class A7, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.942%(c)	08/25/34		18	18,154
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
1.042%(c)	09/25/34		321	320,312
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
3.000%(c)	04/16/23	EUR	6,925	7,095,535
Towd Point Mortgage Trust,
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.102%(c)	10/25/59		261	262,338

				8,896,590

Student Loans — 1.3%
Laurel Road Prime Student Loan Trust,
Series 2018-C, Class A, 144A
1.344%(cc)	08/25/43		2,424	2,479,861
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		219	220,358
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
0.000%(cc)	12/15/45		1,100	1,131,303
Series 2019-D, Class 1PT, 144A
2.966%(cc)	01/16/46		1,755	1,801,168
Series 2019-F, Class PT1, 144A
3.932%(cc)	02/15/45		1,570	1,593,983
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48		874	884,401
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46		1,480	1,506,126

				9,617,200

TOTAL ASSET-BACKED SECURITIES (cost $179,873,007)				178,088,678

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS — 0.8%
Media — 0.1%
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%
3.360%(c)	08/24/26		1,518	$698,983

Oil & Gas — 0.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
10.000%(c)	11/01/25		270	291,263

Retail — 0.7%
EG Finco Ltd. (United Kingdom),
Facility B (Euro) Loan, 3 Month EURIBOR + 4.000% (Cap N/A, Floor 0.000%)
4.000%(c)	02/07/25	EUR	4	5,060
EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000% (Cap N/A, Floor 0.000%)
7.000%(c)	04/30/27	EUR	4,300	4,898,610

				4,903,670

TOTAL BANK LOANS (cost $6,464,418)				5,893,916

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.5%
BANK,
Series 2018-BN13, Class A4
3.953%	08/15/61		2,374	2,610,127
Series 2019-BN20, Class A2
2.758%	09/15/62		3,588	3,704,070
Barclays Commercial Mortgage Securities Trust,
Series 2018-TALL, Class A, 144A, 1 Month LIBOR + 0.722% (Cap N/A, Floor 0.722%)
0.832%(c)	03/15/37		1,435	1,418,855
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4
2.661%	08/15/52		2,849	2,919,375
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52		5,892	6,023,874
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50		1,917	2,007,793
Series 2019-CD08, Class A3
2.657%	08/15/57		5,159	5,235,131
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49		3,740	3,866,526
Series 2016-C07, Class A2
3.585%	12/10/54		2,756	2,918,185
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class A4
4.131%	11/10/46		1,399	1,464,717
Series 2015-GC31, Class A3
3.497%	06/10/48		4,209	4,452,215
Series 2017-C04, Class A3
3.209%	10/12/50		2,054	2,150,739

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-GC41, Class A4
2.620%	08/10/56	2,063	$2,131,328
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	1,388	1,450,561
Series 2014-CR20, Class A3
3.326%	11/10/47	3,247	3,342,053
Series 2014-UBS04, Class A3
3.430%	08/10/47	851	870,476
Series 2014-UBS06, Class A4
3.378%	12/10/47	1,671	1,737,712
Series 2015-DC01, Class A4
3.078%	02/10/48	3,196	3,254,519
Series 2015-LC21, Class A3
3.445%	07/10/48	3,996	4,151,367
Series 2015-LC23, Class A3
3.521%	10/10/48	2,876	3,018,894
Series 2016-COR01, Class A3
2.826%	10/10/49	2,430	2,493,816
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57	4,507	4,655,560
Series 2017-CX10, Class A4
3.191%	11/15/50	1,566	1,634,103
Series 2018-CX12, Class A3
3.959%	08/15/51	1,425	1,556,978
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49	2,374	2,449,305
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.333%(cc)	05/25/22	7,878	15,229
Series K021, Class X1, IO
1.376%(cc)	06/25/22	4,448	3,480
Series K024, Class X1, IO
0.773%(cc)	09/25/22	7,276	30,429
Series K025, Class X1, IO
0.778%(cc)	10/25/22	6,018	29,554
Series K052, Class X1, IO
0.644%(cc)	11/25/25	25,735	566,320
Series K055, Class X1, IO
1.354%(cc)	03/25/26	5,632	277,320
Series K097, Class X1, IO
1.089%(cc)	07/25/29	10,400	764,089
Series Q001, Class XA, IO
2.141%(cc)	02/25/32	5,620	569,148
Series W5FX, Class AFX
3.214%(cc)	04/25/28	702	763,553
GS Mortgage Securities Trust,
Series 2014-GC26, Class A4
3.364%	11/10/47	1,389	1,441,266
Series 2019-GC42, Class A3
2.749%	09/01/52	4,520	4,649,357
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C07, Class A3
2.655%	02/15/46	729	732,075

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2013-C08, Class A3
2.863%	12/15/48	882	$887,599
Series 2013-C09, Class A3
2.834%	05/15/46	2,186	2,210,491
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A4
3.596%	12/15/49	1,132	1,214,877
Series 2019-H07, Class A3
3.005%	07/15/52	1,095	1,148,463
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A4
4.030%	08/15/51	2,382	2,621,146
Series 2019-C16, Class A3
3.344%	04/15/52	2,063	2,202,580
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3
2.920%	03/10/46	510	515,301
Series 2013-C06, Class A3
2.971%	04/10/46	2,404	2,433,745
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	636	649,278
Series 2015-LC20, Class A4
2.925%	04/15/50	3,196	3,285,957
Series 2017-C38, Class A4
3.190%	07/15/50	1,890	2,010,848
Series 2017-C41, Class A3
3.210%	11/15/50	3,196	3,330,450
Series 2019-C49, Class A3
3.749%	03/15/52	2,713	2,927,164
Series 2019-C52, Class A4
2.643%	08/15/52	1,296	1,338,151

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $105,039,405)			108,136,149

CORPORATE BONDS — 37.0%
Aerospace & Defense — 0.5%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.825%	03/01/59	945	947,187
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.125%	06/15/26	132	137,070
7.500%	03/15/25	1,061	1,080,333
7.875%	04/15/27(a)	679	704,116
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	621	694,940

			3,563,646

Agriculture — 0.1%
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
7.000%	08/04/41	264	348,851

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	637	$619,653

			968,504

Airlines — 0.5%
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26	155	160,771
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	1,383	1,582,958
United Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25	622	644,571
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30	542	552,400
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	495	516,482
4.625%	04/15/29	109	113,050

			3,570,232

Auto Manufacturers — 0.8%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28	675	678,187
3.350%	11/01/22	3,290	3,334,814
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43	759	1,038,138
General Motors Financial Co., Inc.,
Gtd. Notes
4.300%	07/13/25	538	579,973
Sr. Unsec’d. Notes
2.900%	02/26/25	159	164,666
5.650%	01/17/29	190	225,553

			6,021,331

Auto Parts & Equipment — 0.0%
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25	103	105,703

Banks — 12.5%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.241%(c)	04/12/23	400	404,004
Sr. Unsec’d. Notes
1.849%	03/25/26	1,200	1,193,216
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(oo)	2,264	2,359,066
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25(oo)	1,911	1,937,998
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	1,419	1,360,640

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
2.496%(ff)	02/13/31	1,402	$1,407,078
3.194%(ff)	07/23/30	1,496	1,577,540
3.824%(ff)	01/20/28	1,676	1,816,198
4.271%(ff)	07/23/29	211	235,219
Sub. Notes, MTN
4.450%	03/03/26	1,322	1,456,754
Sub. Notes, Series L, MTN
3.950%	04/21/25	1,790	1,913,917
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	1,139	1,303,323
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27	1,145	1,114,053
2.219%(ff)	06/09/26	1,362	1,375,955
2.871%(ff)	04/19/32	965	977,648
3.375%	01/09/25	620	651,879
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	113	114,901
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32	667	670,804
2.572%(ff)	06/03/31	4,540	4,577,523
3.668%(ff)	07/24/28	417	449,761
3.700%	01/12/26	405	437,851
3.887%(ff)	01/10/28	317	343,724
Sub. Notes
4.600%	03/09/26	225	248,442
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.800%	06/09/23	1,155	1,197,188
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26	1,251	1,258,797
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, SOFR + 1.219%
1.269%(c)	11/16/27	715	714,301
Sr. Unsec’d. Notes
2.311%(ff)	11/16/27	545	544,888
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22	561	563,550
Discover Bank,
Sr. Unsec’d. Notes
3.350%	02/06/23	1,219	1,248,377
First Horizon Corp.,
Sr. Unsec’d. Notes
3.550%	05/26/23	1,410	1,453,335
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series O
5.300%(ff)	11/10/26(oo)	215	233,520
Sr. Unsec’d. Notes
2.383%(ff)	07/21/32	810	797,617
2.615%(ff)	04/22/32	2,689	2,702,666
3.500%	11/16/26	970	1,034,432
3.750%	02/25/26	266	286,208
3.850%	01/26/27	803	864,558
Sub. Notes
6.750%	10/01/37	335	475,004

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.292%(ff)	09/12/26	545	$588,515
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.550%	04/09/24	545	571,576
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)	1,259	1,299,175
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.599%(c)	04/30/22(oo)	442	443,164
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
3.932%(c)	02/01/22(oo)	1,653	1,655,270
Sr. Unsec’d. Notes
2.545%(ff)	11/08/32	995	1,001,740
3.200%	06/15/26	1,230	1,305,970
3.509%(ff)	01/23/29	270	289,557
3.782%(ff)	02/01/28	1,057	1,145,099
3.964%(ff)	11/15/48	771	902,647
4.005%(ff)	04/23/29	4,959	5,478,700
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27	1,253	1,354,626
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32	45	44,088
3.772%(ff)	01/24/29	752	818,810
3.875%	01/27/26	228	247,182
4.431%(ff)	01/23/30	4,426	5,040,008
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32	220	219,787
3.125%	07/27/26	1,696	1,797,984
3.591%(ff)	07/22/28	428	461,682
Sub. Notes, GMTN
4.350%	09/08/26	1,455	1,611,592
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25	701	742,407
People’s United Bank NA,
Sub. Notes
4.000%	07/15/24	550	577,941
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24	2,708	2,850,898
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%
4.724%(c)	09/30/24	10,350	10,362,966
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.126%(ff)	08/13/30	1,614	1,689,845
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	9,262	9,415,570

			93,218,734

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.450%	01/23/39		934	$1,224,772
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.250%	08/01/31		625	610,895

				1,835,667

Building Materials — 0.1%
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29		1,042	1,140,558

Chemicals — 0.8%
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		533	672,779
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43		405	520,024
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		378	391,978
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
5.250%	01/15/45		1,942	2,608,998
Sasol Financing USA LLC (South Africa),
Gtd. Notes
4.375%	09/18/26		282	284,076
5.875%	03/27/24		615	640,453
6.500%	09/27/28		470	509,035

				5,627,343

Commercial Services — 1.0%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26		1,184	1,256,622
7.000%	10/15/37		425	627,006
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		457	470,005
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.125%	08/01/23		2,732	2,852,465
Loxam SAS (France),
Sr. Sub. Notes
4.500%	04/15/27	EUR	226	256,992
5.750%	07/15/27	EUR	399	468,531
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		260	262,058
4.875%	01/15/28		417	438,169
5.250%	01/15/30		624	675,548

				7,307,396

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services — 0.7%
American Express Co.,
Jr. Sub. Notes
3.550%(ff)	09/15/26(a)(oo)	435	$436,200
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24	1,042	1,113,994
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	1,015	1,074,794
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43	213	295,364
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
6.000%	01/15/27	195	202,968
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31	567	558,966
OneMain Finance Corp.,
Gtd. Notes
8.250%	10/01/23	713	788,414
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29	473	454,222

			4,924,922

Electric — 2.0%
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	09/01/44	482	617,153
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26	651	667,893
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	39	38,664
5.000%	02/01/31	60	60,583
5.125%	03/15/28	1,253	1,273,193
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
3.950%	03/01/48	366	435,757
Commonwealth Edison Co.,
First Mortgage
4.000%	03/01/48	482	567,423
6.450%	01/15/38	438	637,138
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24	1,862	1,919,503
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	419	469,181
Entergy Louisiana LLC,
Collateral Trust Bond
4.000%	03/15/33	287	328,150
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A
7.125%	02/11/25	428	442,422

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sr. Unsec’d. Notes, 144A, MTN
6.750%	08/06/23		400	$411,048
Evergy Metro, Inc.,
Mortgage
4.200%	03/15/48		561	671,158
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		120	150,763
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30		740	736,194
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		498	547,208
Northern States Power Co.,
First Mortgage
3.600%	09/15/47		931	1,040,911
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		958	1,011,633
Gtd. Notes, 144A
3.375%	02/15/29		123	120,396
3.625%	02/15/31		353	345,782
3.875%	02/15/32		130	127,873
PECO Energy Co.,
First Mortgage
3.700%	09/15/47		136	153,830
San Diego Gas & Electric Co.,
First Mortgage
3.950%	11/15/41		240	266,866
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47		734	810,580
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		215	263,940
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		636	660,226

				14,775,468

Engineering & Construction — 0.2%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		545	566,153
4.250%	10/31/26		555	588,888

				1,155,041

Foods — 1.1%
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	1,666	2,172,030
4.500%	02/16/26	GBP	370	500,267
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,002	1,281,885

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.750%	02/15/28		417	$450,285
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		322	350,249
Kraft Heinz Foods Co.,
Gtd. Notes
4.625%	10/01/39		191	224,470
4.875%	10/01/49		1,257	1,583,191
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		280	287,636
4.375%	01/31/32		280	288,873
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44		505	594,371
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
4.250%	04/15/31		353	370,975
5.875%	09/30/27		95	100,303

				8,204,535

Forest Products & Paper — 0.1%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.375%	12/01/25		758	917,208

Gas — 0.1%
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41		251	342,379
NiSource, Inc.,
Sr. Unsec’d. Notes
3.950%	03/30/48		124	139,742
4.375%	05/15/47		555	660,415

				1,142,536

Healthcare-Products — 0.5%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	991	1,125,689
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	353	400,677
1.625%	03/07/31	EUR	160	197,656
1.625%	10/15/50	EUR	319	363,702
2.250%	03/07/39	EUR	294	381,847
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		380	378,678
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	495	569,078
1.875%	10/01/49	EUR	323	377,105

				3,794,432

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services — 1.9%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37		469	$680,621
Ascension Health,
Sr. Unsec’d. Notes, Series B
3.106%	11/15/39		523	557,205
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24		2,152	2,222,482
HCA, Inc.,
Sr. Sec’d. Notes
5.000%	03/15/24		2,083	2,240,896
5.125%	06/15/39		469	580,033
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A
2.200%	06/01/30		1,689	1,664,498
Humana, Inc.,
Sr. Unsec’d. Notes
3.125%	08/15/29		1,588	1,661,465
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		417	516,008
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.800%	06/30/31		1,392	1,437,627
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
5.125%	11/01/27		1,358	1,415,831
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	11/15/41		701	880,024

				13,856,690

Home Builders — 0.2%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
6.250%	09/15/27		180	188,623
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29		378	386,311
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		249	279,301
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30(a)		499	551,894

				1,406,129

Household Products/Wares — 0.1%
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26	EUR	469	544,227

Insurance — 0.8%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.500%	07/16/44		341	420,292

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		830	$854,984
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	437	515,262
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29		1,977	2,276,463
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		447	623,916
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43		154	186,605
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42		48	59,752
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34		309	424,702
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		186	239,240
6.850%	12/16/39		50	74,531

				5,675,747

Lodging — 0.5%
Gohl Capital Ltd. (Malaysia),
Gtd. Notes
4.250%	01/24/27		548	566,593
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		596	593,413
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24		934	949,139
3.500%	08/18/26		322	325,946
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30		285	322,011
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25		600	626,640

				3,383,742

Machinery-Diversified — 0.1%
Flowserve Corp.,
Sr. Unsec’d. Notes
2.800%	01/15/32		650	633,188

Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.750%	03/01/30		385	401,353
5.375%	06/01/29		211	227,790

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.050%	03/30/29	3,511	$4,035,400
5.375%	05/01/47	246	293,807
6.384%	10/23/35	899	1,164,508
6.484%	10/23/45	211	288,469
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31	2,601	2,601,693
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	04/15/27	545	563,542
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55	519	546,511

			10,123,073

Mining — 0.1%
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40	180	252,468
7.500%	07/27/35	275	393,883
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	07/15/41	362	482,033

			1,128,384

Multi-National — 0.1%
Inter-American Development Bank (Supranational Bank),
Notes
6.800%	10/15/25	417	498,736

Oil & Gas — 2.4%
Antero Resources Corp.,
Gtd. Notes, 144A
8.375%	07/15/26	180	204,914
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26	134	136,130
9.000%	11/01/27	28	37,487
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	06/22/25(oo)	1,782	1,861,492
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/15/52	230	231,725
5.400%	06/15/47	186	231,499
6.750%	11/15/39	412	559,952
ConocoPhillips Co.,
Gtd. Notes
4.150%	11/15/34	102	116,601
4.300%	11/15/44	362	435,965
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23	292	301,462
Gtd. Notes, 144A
2.268%	11/15/26	455	451,833

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		395	$497,263
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23		429	454,864
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.875%	03/30/26		30	29,757
5.375%	03/30/28		535	527,234
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22		527	536,336
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		103	106,109
6.000%	02/01/31		103	106,711
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		552	600,113
4.750%	04/19/27		500	552,512
Lundin Energy Finance BV (Netherlands),
Gtd. Notes, 144A
3.100%	07/15/31		601	607,367
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.264%(s)	10/10/36		1,140	647,221
6.450%	09/15/36		15	19,126
6.950%	07/01/24		649	721,598
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26		546	605,898
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34		341	438,437
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.600%	01/03/31(a)		366	389,568
5.750%	02/01/29		73	78,633
6.625%	01/16/34	GBP	424	634,632
7.375%	01/17/27		341	396,054
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29	EUR	312	350,389
6.350%	02/12/48		422	363,119
6.490%	01/23/27		1,062	1,132,482
6.500%	03/13/27		174	185,606
6.500%	01/23/29(a)		335	347,436
6.840%	01/23/30		111	115,104
7.690%	01/23/50		129	124,434
Gtd. Notes, EMTN
4.875%	02/21/28	EUR	598	682,049
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26		711	696,910
3.125%	07/12/41		506	511,707

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Range Resources Corp.,
Gtd. Notes
9.250%	02/01/26	445	$480,041

			17,507,770

Oil & Gas Services — 0.1%
Cameron International Corp.,
Gtd. Notes
5.950%	06/01/41	820	1,045,651

Pharmaceuticals — 2.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.500%	05/14/35	2,087	2,494,762
4.700%	05/14/45	1,071	1,324,331
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	02/15/29	159	141,113
5.250%	01/30/30	637	563,222
5.250%	02/15/31	398	351,158
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25	1,157	1,255,344
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39	200	236,563
4.625%	05/15/44	417	531,959
5.000%	08/15/45	188	250,358
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27	1,042	1,121,245
Sr. Unsec’d. Notes
3.200%	03/15/40	1,300	1,342,681
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29	2,553	2,721,774
5.125%	07/20/45	390	507,096
5.300%	12/05/43	132	173,990
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	06/30/28	148	110,473
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	530	543,426
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	600	626,805
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	1,313	1,609,777
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	330	351,997
4.000%	06/22/50	532	568,762

			16,826,836

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 2.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
7.875%	05/15/26	495	$545,377
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes, 144A
4.600%	12/15/44	48	57,031
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	665	678,559
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	679	696,901
Sr. Unsec’d. Notes
4.950%	06/15/28	597	673,200
6.250%	04/15/49	1,061	1,387,502
Enterprise Products Operating LLC,
Gtd. Notes
5.950%	02/01/41	335	445,793
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.300%	10/01/31	895	877,267
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50(a)	1,278	1,216,596
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.950%	03/01/50	1,566	1,665,821
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38	524	589,600
4.875%	06/01/25	1,097	1,200,453
5.200%	03/01/47	63	77,101
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	708	948,654
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49	1,337	1,477,324
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.800%	09/15/30(a)	856	901,089
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	12/31/30	654	655,387
7.500%	10/01/25	239	258,970
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	65	67,659
4.125%	08/15/31	65	69,355
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48	70	84,346
5.450%	04/01/44	398	475,521
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.850%	03/01/48	35	42,608
4.900%	01/15/45	390	466,885
5.100%	09/15/45	353	435,769

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
5.400%	03/04/44		417	$517,488

				16,512,256

Real Estate Investment Trusts (REITs) — 1.3%
Corporate Office Properties LP,
Gtd. Notes
2.900%	12/01/33		955	940,064
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31		309	329,806
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30		2,013	2,048,818
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		1,803	1,930,168
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
0.993%	10/15/26	EUR	410	464,572
3.325%	03/24/25	EUR	624	765,674
Sun Communities Operating LP,
Gtd. Notes
2.700%	07/15/31		1,359	1,353,581
Welltower, Inc.,
Sr. Unsec’d. Notes
3.100%	01/15/30		2,091	2,195,412

				10,028,095

Retail — 0.4%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		495	501,183
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		417	445,009
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.375%	02/07/25	EUR	482	550,934
Sr. Sec’d. Notes, 144A
6.250%	10/30/25	EUR	1,165	1,361,081

				2,858,207

Savings & Loans — 0.1%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22		719	732,331

Software — 0.0%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.675%	06/01/60		49	48,791
3.041%	03/17/62		214	230,405

				279,196

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications — 1.8%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27	830	$885,023
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33	256	250,705
3.500%	06/01/41	4,242	4,365,077
3.550%	09/15/55	39	39,072
3.650%	09/15/59	25	25,236
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25	544	544,595
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%
13.000%	12/31/25	432	444,300
Sr. Sec’d. Notes, 144A
8.750%	05/25/24	535	550,495
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27	180	185,851
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25	380	437,753
7.875%	09/15/23	2,007	2,214,489
T-Mobile USA, Inc.,
Gtd. Notes
2.625%	02/15/29	633	623,079
Sr. Sec’d. Notes
3.000%	02/15/41	331	322,529
3.300%	02/15/51	396	386,603
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.400%	03/22/41	1,756	1,842,857

			13,117,664

Transportation — 0.0%
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	300	343,078

TOTAL CORPORATE BONDS (cost $261,171,525)			274,774,256

MUNICIPAL BONDS — 1.8%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	135	149,736

Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	515	675,077

California — 0.5%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,015	1,643,014

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (cont’d.)
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
5.716%	07/01/39	310	$427,720
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	1,015	1,345,089

			3,415,823

Illinois — 0.2%
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	1,470	1,525,903

Maryland — 0.1%
Maryland State Transportation Authority,
Revenue Bonds, BABs
5.888%	07/01/43	455	636,946

Missouri — 0.0%
Curators of the University of Missouri (The),
Revenue Bonds, BABs
5.792%	11/01/41	85	126,239

New Jersey — 0.2%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	366	578,041
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	227	369,389
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H
5.665%	05/01/40	400	536,301

			1,483,731

New York — 0.2%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	280	349,163
New York City Water & Sewer System,
Taxable, Revenue Bonds, BABs
5.882%	06/15/44	415	641,454
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	400	531,639

			1,522,256

North Carolina — 0.2%
North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, Series 2011-02, Class A3, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.924%(c)	07/25/36	1,220	1,224,649

Ohio — 0.2%
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.800%	06/01/2111	865	1,317,014

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	103	146,152

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Pennsylvania (cont’d.)
Revenue Bonds, BABs, Series B
5.511%	12/01/45	270	$385,472

			531,624

Texas — 0.0%
City of San Antonio Electric & Gas Systems Revenue,
Taxable, Revenue Bonds
4.427%	02/01/42	265	320,723

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	235	322,635

TOTAL MUNICIPAL BONDS (cost $11,134,787)			13,252,356

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 8.0%
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%
0.293%(c)	03/27/36	158	157,494
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
0.233%(c)	02/27/37	159	158,327
Banc of America Funding Trust,
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
1.751%(c)	09/26/45	60	60,442
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.702%(c)	04/25/28	62	61,520
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.552%(c)	04/25/29	120	119,817
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.702%(c)	07/25/29	478	477,988
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	10/25/29	57	57,472
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	10/25/29	1,165	1,165,000
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.101%(c)	08/26/30	381	384,266
Series 2020-03A, Class M1A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	10/25/30	119	118,780
Series 2020-03A, Class M1B, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.952%(c)	10/25/30	555	557,535
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
3.802%(c)	10/25/30	395	404,564
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.702%(c)	06/25/30	22	21,762

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.702%(c)	06/25/30	401	$401,430
BVRT Financing Trust,
Series 2021-04, Class F, 144A, SOFR + 2.000%
2.050%(c)	09/12/26^	1,865	1,865,470
Central Park Funding Trust,
Series 2021-01, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.852%(c)	08/29/22	4,845	4,831,305
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
2.911%(cc)	09/25/47	167	160,785
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
2.253%(c)	09/25/31	247	247,573
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A
3.023%(cc)	08/25/60	221	221,949
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.902%(c)	04/25/29	225	224,985
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)
4.602%(c)	10/25/30	310	310,023
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
2.200%(c)	10/25/33	380	381,527
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
2.750%(c)	10/25/33	583	592,677
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)
1.600%(c)	04/25/34	4,340	4,339,806
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.502%(c)	05/25/30	248	252,273
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.050%(c)	11/25/50	435	454,244
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
5.203%(c)	06/25/50	119	122,751
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.103%(c)	06/25/50	42	42,100
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.103%(c)	08/25/50	848	892,131
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.853%(c)	08/25/50	118	118,776

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
4.850%(c)	10/25/50	364	$385,344
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.850%(c)	10/25/50	193	194,934
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.703%(c)	07/25/50	294	294,850
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.353%(c)	09/25/50	173	180,183
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.253%(c)	09/25/50	38	38,188
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)
3.550%(c)	10/25/33	577	597,784
Freddie Mac REMICS,
Series 4646, Class HV
3.500%	11/15/36	675	679,347
GS Mortgage-Backed Securities Trust,
Series 2019-SL01, Class A1, 144A
2.625%(cc)	01/25/59	964	972,008
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	01/26/37	117	116,333
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	10/26/36	38	37,532
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	10/26/36	426	418,233
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.752%(c)	05/25/29	114	114,210
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.352%(c)	10/25/30	305	305,720
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)
4.252%(c)	10/25/30	600	607,071
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59	328	328,739
Series 2019-PR01, Class A1, 144A
3.858%	09/25/59	2,915	2,928,331
Series 2020-SL01, Class A, 144A
2.734%	01/25/60	396	397,744
MRA Issuance Trust,
Series 2021-10, Class A1X, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.599%(c)	02/22/23	5,567	5,569,600

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-EBO03, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.849%(c)	03/31/23		5,685	$5,692,652
Series 2021-EBO03, Class A2, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.849%(c)	03/31/23		5,676	5,684,816
Series 2021-EBO06, Class A1X, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.699%(c)	02/16/22		6,157	6,153,727
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.652%(c)	07/25/28		94	93,982
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	07/25/29		23	23,095
Oaktown Re V Ltd. (Bermuda),
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.702%(c)	10/25/30		320	320,789
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.752%(c)	06/25/57		167	167,616
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)
3.917%(c)	12/25/22		1,570	1,573,838
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
3.002%(c)	02/27/24		2,705	2,741,079
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.502%(c)	03/25/28		19	19,241
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
2.802%(c)	03/25/28		260	260,000
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)
4.702%(c)	10/25/30		78	77,831
Retiro Mortgage Securities DAC (Ireland),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)
1.444%(c)	07/30/75	EUR	1,207	1,370,097
Station Place Securitization Trust,
Series 2021-08, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.902%(c)	06/20/22		1,719	1,720,483

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $59,011,047)				59,270,169

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS — 2.6%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		827	$824,932
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		676	703,869
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
1.375%	09/23/50	EUR	186	202,551
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.950%	01/25/27		328	365,851
6.000%	07/19/28		396	442,690
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	398	453,279
1.450%	09/18/26	EUR	286	336,713
3.375%	07/30/25	EUR	353	441,891
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	1,052	1,391,283
Kingdom of Belgium Government International Bond (Belgium),
Notes, 144A
8.875%	12/01/24		728	881,270
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36(a)		328	439,220
Province of Quebec (Canada),
Unsec’d. Notes, Series A, MTN
7.140%	02/27/26		733	896,499
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.817%	03/14/49		335	439,827
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,218	2,055,535
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		3,507	4,340,146
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
2.375%	04/19/27	EUR	295	355,730
3.875%	10/29/35	EUR	167	205,944
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35	EUR	160	197,311
4.125%	03/11/39	EUR	512	623,667
4.375%	08/22/23		312	327,745
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	264	290,898
3.125%	05/15/27	EUR	286	347,058
Sr. Unsec’d. Notes, 144A
2.125%	12/01/30		869	814,934
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
8.994%	02/01/24		510	508,708
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30	EUR	461	421,660
7.750%	09/01/22		322	319,081

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
9.750%	11/01/28	586	$593,067

TOTAL SOVEREIGN BONDS (cost $18,350,057)			19,221,359

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.0%
Federal Home Loan Mortgage Corp.
2.500%	05/01/51	905	931,669
3.000%	09/01/46	992	1,041,323
3.500%	09/01/42	92	99,737
4.000%	09/01/40	466	511,574
4.000%	11/01/40	380	417,371
4.000%	12/01/40	265	291,319
4.000%	07/01/48	568	605,346
4.500%	12/01/40	156	172,521
4.500%	07/01/41	288	315,487
4.500%	03/01/42	283	312,999
4.500%	06/01/44	205	225,323
6.250%	07/15/32	2,968	4,272,023
6.750%	03/15/31	830	1,189,855
Federal Home Loan Mortgage Corp., MTN
2.654%(s)	12/14/29	496	431,469
Federal National Mortgage Assoc.
2.000%	05/01/51	2,893	2,886,787
2.500%	TBA	6,500	6,631,555
2.500%	05/01/51	3,129	3,210,185
3.000%	TBA	5,000	5,172,199
3.000%	11/01/43	786	828,613
3.000%	12/01/47	791	834,528
3.500%	05/01/42	159	171,781
3.500%	07/01/42	314	336,185
3.500%	09/01/42	394	425,387
3.500%	09/01/42	2,229	2,407,068
3.500%	02/01/47	299	318,274
4.000%	09/01/40	234	257,393
4.000%	07/01/47	776	845,750
4.000%	09/01/47	252	269,443
4.000%	10/01/47	885	962,103
4.000%	11/01/47	225	245,053
4.000%	11/01/48	200	215,308
4.500%	05/01/39	280	309,865
4.500%	12/01/40	401	441,621
4.500%	06/01/48	401	429,597
6.250%	05/15/29(k)	4,302	5,714,969
6.625%	11/15/30	1,067	1,505,448
7.125%	01/15/30	302	428,065
Freddie Mac Coupon Strips
3.221%(s)	07/15/32	180	143,245
Government National Mortgage Assoc.
2.500%	05/20/51	5,654	5,797,647
3.500%	09/15/41	29	31,494
3.500%	11/15/41	2	2,372
3.500%	11/15/41	16	17,463
3.500%	01/15/42	7	7,152
3.500%	02/15/42	21	22,507
3.500%	03/15/42	6	6,699
3.500%	03/15/42	65	69,249
3.500%	05/15/42	22	23,410
3.500%	06/15/42	13	13,980

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/15/42	10	$10,751
3.500%	07/15/42	13	13,777
3.500%	07/15/42	30	32,408
3.500%	07/15/42	32	34,312
3.500%	08/15/42	14	15,146
3.500%	01/15/43	14	14,821
3.500%	02/15/43	22	23,646
3.500%	04/15/43	61	64,805
3.500%	05/15/43	6	6,207
3.500%	05/15/43	8	8,378
3.500%	05/15/43	10	10,344
3.500%	05/15/43	40	44,299
3.500%	05/20/43	606	649,001
3.500%	07/15/43	69	76,581
3.500%	10/15/43	37	40,890
3.500%	11/15/43	8	7,873
3.500%	12/15/43	89	98,676
3.500%	01/15/44	27	28,887
3.500%	08/20/48	941	986,045
3.500%	09/20/48	1,589	1,667,036
4.000%	01/20/40	95	103,118
4.000%	10/20/40	78	84,972
4.000%	02/20/41	106	115,330
4.000%	12/20/46	406	431,939
4.000%	07/20/47	38	40,066
4.000%	12/20/47	194	206,393
4.000%	01/20/48	1,282	1,366,692
4.500%	05/20/40	248	271,624
4.500%	12/20/40	259	285,285
4.500%	11/20/46	73	81,161
4.500%	08/20/48	334	353,414
Tennessee Valley Authority Generic Strips, Bonds
2.705%(s)	09/15/30	567	464,418
2.898%(s)	03/15/33	123	93,966

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $58,097,237)			59,532,672

U.S. TREASURY OBLIGATIONS — 2.6%
U.S. Treasury Bonds
2.000%	11/15/41	1,705	1,723,915
2.000%	08/15/51	580	592,144
2.250%	05/15/41(h)	4,607	4,835,910
3.125%	02/15/43(h)	372	448,551
U.S. Treasury Notes
1.500%	11/30/28	280	281,181
2.250%	11/15/27(k)	3,507	3,683,446
2.625%	03/31/25(k)	1,415	1,487,187
2.875%	05/15/28(k)	3,023	3,294,362
U.S. Treasury Strips Coupon
1.498%(s)	08/15/41	4,494	2,987,632
2.429%(s)	02/15/43	60	38,592

TOTAL U.S. TREASURY OBLIGATIONS (cost $19,558,324)			19,372,920

TOTAL LONG-TERM INVESTMENTS (cost $718,699,807)			737,542,475

		Shares	Value

SHORT-TERM INVESTMENTS — 1.6%
AFFILIATED MUTUAL FUNDS — 1.6%
PGIM Core Ultra Short Bond Fund(wa)		8,288,302	$8,288,302
PGIM Institutional Money Market Fund (cost $3,402,704; includes $3,402,450 of cash collateral for securities on loan)(b)(wa)		3,412,443	3,410,053

TOTAL AFFILIATED MUTUAL FUNDS (cost $11,691,006)			11,698,355

Interest Rate	Maturity Date	Principal Amount (000)#

CORPORATE BOND — 0.0%
Electric
Pacific Gas & Electric Co.,
First Mortgage, SOFR + 1.150%
1.200%(c)	11/14/22	315	318,106

(cost $315,000)
TOTAL SHORT-TERM INVESTMENTS (cost $12,006,006)			12,016,461

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—100.9% (cost $730,705,813)			749,558,936

OPTIONS WRITTEN*~ — (0.0)% (premiums received $46,312)			(21,692)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—100.9% (cost $730,659,501)			749,537,244
Liabilities in excess of other assets(z) — (0.9)%			(6,714,149)

NET ASSETS — 100.0%			$742,823,095

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,847,690 and 0.2% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,261,584; cash collateral of $3,402,450 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value

GS_21-PJA†† ^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)		16,170	$(780)
iTraxx.XO.36.V1,12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	5.00%	5.00%(Q)	iTraxx.XO.36.V1(Q)	EUR	2,800	(431)
iTraxx.XO.36.V1,12/20/26^	Put	Barclays Bank PLC	09/21/22	9.00%	5.00%(Q)	iTraxx.XO.36.V1(Q)	EUR	5,480	(20,481)

Total Options Written (premiums received $46,312)									$(21,692)

††	The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
833	5 Year U.S. Treasury Notes	Mar. 2022	$100,773,474	$27,629
280	10 Year U.S. Ultra Treasury Notes	Mar. 2022	41,002,500	289,076
283	20 Year U.S. Treasury Bonds	Mar. 2022	45,403,813	(260,358)
355	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	69,979,375	1,186,736

				1,243,083

Short Positions:
442	2 Year U.S. Treasury Notes	Mar. 2022	96,431,969	60,674
33	5 Year Euro-Bobl	Mar. 2022	5,005,893	42,427
52	10 Year Euro-Bund	Mar. 2022	10,145,447	186,247
285	10 Year U.S. Treasury Notes	Mar. 2022	37,183,594	107,044
70	Euro Schatz Index	Mar. 2022	8,928,231	14,214

				410,606

				$1,653,689

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 02/02/22	Credit Suisse International	BRL	16,271	$ 2,875,736	$ 2,898,552	$ 22,816	$ —
British Pound,
Expiring 01/12/22	Morgan Stanley & Co. International PLC	GBP	10,783	14,272,905	14,594,956	322,051	—
Chilean Peso,
Expiring 03/16/22	Morgan Stanley & Co. International PLC	CLP	1,342,957	1,573,747	1,558,052	—	(15,695)

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	70,864	$80,193,276	$80,697,825	$504,549	$—
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	1,211	1,370,623	1,379,128	8,505	—
Hungarian Forint,
Expiring 01/19/22	Goldman Sachs International	HUF	323,025	1,036,962	993,790	—	(43,172)
Mexican Peso,
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	12,853	592,303	619,387	27,084	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	12,853	592,904	619,387	26,483	—
New Zealand Dollar,
Expiring 01/19/22	Goldman Sachs International	NZD	1,736	1,245,565	1,188,698	—	(56,867)
Polish Zloty,
Expiring 01/19/22	Goldman Sachs International	PLN	4,121	1,036,962	1,021,620	—	(15,342)

				$104,790,983	$105,571,395	911,488	(131,076)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 02/02/22	Citibank, N.A.	BRL	5,743	$995,000	$1,023,025	$—	$(28,025)
Expiring 02/02/22	HSBC Bank PLC	BRL	5,143	896,484	916,105	—	(19,621)
British Pound,
Expiring 01/12/22	HSBC Bank PLC	GBP	18,315	24,509,122	24,789,775	—	(280,653)
Euro,
Expiring 01/12/22	BNP Paribas S.A.	EUR	124,505	140,336,639	141,782,215	—	(1,445,576)

				$166,737,245	$168,511,120	—	(1,773,875)

						$911,488	$(1,904,951)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA††	01/14/22	0.250%(M)	16,170	*	$3,481	$(755)	$4,236	Goldman Sachs International

††	The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Republic of France	12/20/26	0.250%(Q)	2,635	$ (6,208)	$(5,159)	$ (1,049)	Deutsche Bank AG
United Mexican States	06/20/23	1.000%(Q)	1,710	(18,496)	3,684	(22,180)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	1,685	(18,226)	9,199	(27,425)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	(6,112)	3,454	(9,566)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	(6,111)	3,172	(9,283)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	(6,111)	1,145	(7,256)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	290	(3,137)	624	(3,761)	Citibank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)(cont’d.):
United Mexican States	12/20/24	1.000%(Q)	400	$(6,248)	$2,004	$(8,252)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	355	(5,545)	1,485	(7,030)	Citibank, N.A.

				$(76,194)	$19,608	$(95,802)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Petroleos Mexicanos	06/20/23	1.000%(Q)	3,955	1.518%	$(28,732)	$(39,109)	$ 10,377	Credit Suisse International
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,425	1.518%	(10,352)	(27,279)	16,927	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,405	1.518%	(10,207)	(32,286)	22,079	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	470	1.518%	(3,414)	(11,068)	7,654	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	470	1.518%	(3,414)	(10,867)	7,453	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	470	1.518%	(3,415)	(9,040)	5,625	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	240	1.518%	(1,744)	(4,592)	2,848	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	400	2.184%	(13,504)	(22,678)	9,174	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	355	2.184%	(11,985)	(19,892)	7,907	Citibank, N.A.
Republic of France	12/20/26	0.250%(Q)	2,635	0.204%	6,208	20,419	(14,211)	Deutsche Bank AG
State of Illinois	06/20/24	1.000%(Q)	1,610	0.800%	8,334	(10,071)	18,405	Citibank, N.A.

					$(72,225)	$(166,463)	$94,238

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	55,770	$(1,320,629)	$(1,380,952)	$(60,323)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
3,000	01/13/31	2.229%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(299,120)	$(299,120)
9,050	01/13/31	2.230%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(901,365)	(901,365)
2,800	04/07/31	2.469%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(199,628)	(199,628)

				$—	$(1,400,113)	$(1,400,113)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
BRL	15,171	01/04/27	6.845%(T)	1 Day BROIS(2)(T)	$—	$(386,772)	$(386,772)
BRL	12,985	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(325,973)	(325,973)
BRL	12,873	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	(228,313)	(228,313)
CLP	16,140,000	01/25/26	1.634%(S)	1 Day CLOIS(2)(S)	—	(2,616,321)	(2,616,321)
COP	8,418,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	(83,364)	(83,364)
COP	5,947,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	(111,370)	(111,370)
COP	4,161,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	(77,288)	(77,288)
GBP	5,129	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(273,512)	(23,419)	250,093
HUF	213,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	(124,425)	(124,425)
MXN	34,660	01/13/31	5.460%(M)	28 Day Mexican Interbank Rate(2)(M)	(45)	(234,035)	(233,990)
MXN	34,800	01/03/33	5.715%(M)	28 Day Mexican Interbank Rate(2)(M)	(57)	(246,764)	(246,707)
MXN	9,775	12/28/35	6.000%(M)	28 Day Mexican Interbank Rate(2)(M)	(60)	(74,835)	(74,775)
NZD	4,580	03/22/31	1.920%(S)	3 Month BBR(2)(Q)	—	(168,305)	(168,305)
PLN	20,000	01/21/31	1.170%(A)	6 Month WIBOR(2)(S)	(23,262)	(851,847)	(828,585)
	15,663	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(27,282)	(27,282)
ZAR	46,700	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(358)	142,184	142,542
ZAR	31,000	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(248)	101,808	102,056
ZAR	36,000	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(610)	343,963	344,573

					$(298,152)	$(4,992,358)	$(4,694,206)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$45,186	$(192,796)	$112,685	$(110,013)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$8,244,949

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$17,611,190	$—
Collateralized Loan Obligations	—	124,713,770	—
Consumer Loans	—	6,938,843	—
Credit Cards	—	3,619,157	—
Equipment	—	1,476,585	—
Home Equity Loans	—	1,282,815	—
Manufactured Housing	—	734,207	—
Other	—	3,198,321	—
Residential Mortgage-Backed Securities	—	8,896,590	—
Student Loans	—	9,617,200	—
Bank Loans	—	5,893,916	—
Commercial Mortgage-Backed Securities	—	108,136,149	—
Corporate Bonds	—	274,774,256	—
Municipal Bonds	—	13,252,356	—
Residential Mortgage-Backed Securities	—	57,404,699	1,865,470
Sovereign Bonds	—	19,221,359	—
U.S. Government Agency Obligations	—	59,532,672	—
U.S. Treasury Obligations	—	19,372,920	—
Short-Term Investments
Affiliated Mutual Funds	11,698,355	—	—
Corporate Bond	—	318,106	—

Total	$11,698,355	$735,995,111	$1,865,470

Liabilities
Options Written	$—	$(431)	$(21,261)

Other Financial Instruments*
Assets
Futures Contracts	$1,914,047	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	911,488	—
OTC Credit Default Swap Agreements	—	14,542	3,481
Centrally Cleared Interest Rate Swap Agreements	—	839,264	—

Total	$1,914,047	$1,765,294	$3,481

Liabilities
Futures Contracts	$(260,358)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,904,951)	—
Centrally Cleared Credit Default Swap Agreement	—	(60,323)	—
OTC Credit Default Swap Agreements	—	(162,961)	—
Centrally Cleared Inflation Swap Agreements	—	(1,400,113)	—
Centrally Cleared Interest Rate Swap Agreements	—	(5,533,470)	—

Total	$(260,358)	$(9,061,818)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Collateralized Loan Obligations	16.8%
Commercial Mortgage-Backed Securities	14.5
Banks	12.5
Residential Mortgage-Backed Securities	9.2
U.S. Government Agency Obligations	8.0
U.S. Treasury Obligations	2.6
Sovereign Bonds	2.6
Oil & Gas	2.4
Automobiles	2.4
Pharmaceuticals	2.3
Pipelines	2.2
Electric	2.0
Healthcare-Services	1.9
Municipal Bonds	1.8
Telecommunications	1.8
Affiliated Mutual Funds (0.5% represents investments purchased with collateral from securities on loan)	1.6
Media	1.5
Real Estate Investment Trusts (REITs)	1.3
Student Loans	1.3
Foods	1.1
Retail	1.1
Commercial Services	1.0
Consumer Loans	0.9
Auto Manufacturers	0.8
Insurance	0.8
Chemicals	0.8
Diversified Financial Services	0.7
Healthcare-Products	0.5
Credit Cards	0.5

Airlines	0.5%
Aerospace & Defense	0.5
Lodging	0.5
Other	0.4
Beverages	0.2
Equipment	0.2
Home Builders	0.2
Home Equity Loans	0.2
Engineering & Construction	0.2
Gas	0.1
Building Materials	0.1
Mining	0.1
Oil & Gas Services	0.1
Agriculture	0.1
Forest Products & Paper	0.1
Manufactured Housing	0.1
Savings & Loans	0.1
Machinery-Diversified	0.1
Household Products/Wares	0.1
Multi-National	0.1
Transportation	0.0	*
Software	0.0	*
Auto Parts & Equipment	0.0	*

	100.9
Options Written	(0.0	)*
Liabilities in excess of other assets	(0.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk, and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—	Due from/to broker-variation margin swaps	$60,323*
Credit contracts	Premiums paid for OTC swap agreements	45,186	Premiums received for OTC swap agreements	192,796
Credit contracts	—	—	Options written outstanding, at value	21,692
Credit contracts	Unrealized appreciation on OTC swap agreements	112,685	Unrealized depreciation on OTC swap agreements	110,013

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$911,488		Unrealized depreciation on OTC forward foreign currency exchange contracts	$1,904,951
Interest rate contracts	Due from/to broker-variation margin futures	1,914,047	*	Due from/to broker-variation margin futures	260,358	*
Interest rate contracts	Due from/to broker-variation margin swaps	839,264	*	Due from/to broker-variation margin swaps	6,933,583	*

		$3,822,670			$9,483,716

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(431,032)	$346,394	$—	$—	$(1,087,318)
Foreign exchange contracts	—	—	—	10,290,433	—
Interest rate contracts	—	—	(32,601,082)	—	(6,293,322)

Total	$(431,032)	$346,394	$(32,601,082)	$10,290,433	$(7,380,640)

(1) Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$24,620	$—	$—	$427,427
Foreign exchange contracts	—	—	3,117,032	—
Interest rate contracts	—	6,507,455	—	(10,527,044)

Total	$24,620	$6,507,455	$3,117,032	$(10,099,617)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$81,493	$81,136,594	$800,713,569	$734,104,965	$156,247,127

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)

$332,221,832	$205,870,752	$187,047,103

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)

$134,419,046	$806,014	$13,432,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$3,261,584	$(3,261,584)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Bank PLC	$—	$(20,481)	$(20,481)	$—	$(20,481)
BNP Paribas S.A.	—	(1,445,576)	(1,445,576)	834,523	(611,053)
Citibank, N.A.	122,839	(270,551)	(147,712)	—	(147,712)
Credit Suisse International	33,193	(39,109)	(5,916)	5,916	—
Deutsche Bank AG	20,419	(20,419)	—	—	—
Goldman Sachs International	4,236	(116,916)	(112,680)	—	(112,680)
HSBC Bank PLC	—	(300,274)	(300,274)	—	(300,274)
Morgan Stanley & Co. International PLC	888,672	(16,126)	872,546	—	872,546

	$1,069,359	$(2,229,452)	$(1,160,093)	$840,439	$(319,654)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST PRUDENTIAL CORE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $3,261,584:
Unaffiliated investments (cost $719,014,807)	$737,860,581
Affiliated investments (cost $11,691,006)	11,698,355
Foreign currency, at value (cost $947,893)	955,210
Cash	612,560
Receivable for investments sold	5,032,067
Dividends and interest receivable	4,327,797
Unrealized appreciation on OTC forward foreign currency exchange contracts	911,488
Due from broker-variation margin futures	800,710
Receivable for Portfolio shares sold	297,589
Unrealized appreciation on OTC swap agreements	112,685
Premiums paid for OTC swap agreements	45,186
Due from broker-variation margin swaps	37,623
Tax reclaim receivable	8,899
Prepaid expenses and other assets	99,150

Total Assets	762,799,900

LIABILITIES
Payable for investments purchased	13,855,651
Payable to broker for collateral for securities on loan	3,402,450
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,904,951
Premiums received for OTC swap agreements	192,796
Management fee payable	161,497
Accrued expenses and other liabilities	160,541
Payable for Portfolio shares purchased	137,192
Unrealized depreciation on OTC swap agreements	110,013
Options written outstanding, at value (premiums received $46,312)	21,692
Distribution fee payable	19,532
Payable to affiliate	8,899
Trustees’ fees payable	1,140
Affiliated transfer agent fee payable	451

Total Liabilities	19,976,805

NET ASSETS	$742,823,095

Net assets were comprised of:
Partners’ Equity	$742,823,095

Net asset value and redemption price per share, $742,823,095 / 53,023,664 outstanding shares of beneficial interest	$14.01

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$79,092,440
Affiliated dividend income	136,210
Income from securities lending, net (including affiliated income of $21,691)	31,961

Total income	79,260,611

EXPENSES
Management fee	13,578,091
Distribution fee	7,208,890
Custodian and accounting fees	211,321
Audit fee	54,000
Trustees’ fees	45,840
Legal fees and expenses	36,890
Shareholders’ reports	13,115
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,422
Miscellaneous	93,199

Total expenses	21,248,768
Less: Fee waiver and/or expense reimbursement	(218,870)

Net expenses	21,029,898

NET INVESTMENT INCOME (LOSS)	58,230,713

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $40,541)	20,728,122
In-kind redemption(1)	95,124,039
Futures transactions	(32,601,082)
Forward currency contract transactions	10,290,433
Options written transactions	346,394
Swap agreements transactions	(7,380,640)
Foreign currency transactions	1,274,447

87,781,713

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(57,724))	(196,837,649)
Futures	6,507,455
Forward currency contracts	3,117,032
Options written	24,620
Swap agreements	(10,099,617)
Foreign currencies	234,486

(197,053,673)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(109,271,960)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(51,041,247)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$58,230,713	$87,005,716
Net realized gain (loss) on investment and foreign currency transactions	87,781,713	(34,535,108)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(197,053,673)	150,549,596

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(51,041,247)	203,020,204

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [25,169,260 and 97,716,618 shares, respectively]	349,258,386	1,307,059,849
Portfolio shares purchased [239,440,363 and 151,384,183 shares, respectively]	(3,350,209,031)	(2,013,330,080)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(3,000,950,645)	(706,270,231)

TOTAL INCREASE (DECREASE)	(3,051,991,892)	(503,250,027)
NET ASSETS:
Beginning of year	3,794,814,987	4,298,065,014

End of year	$742,823,095	$3,794,814,987

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST QUANTITATIVE MODELING PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.7%
AFFILIATED MUTUAL FUNDS
AST BlackRock/Loomis Sayles Bond Portfolio*	1,696,681	$26,654,863
AST ClearBridge Dividend Growth Portfolio*	2,974,439	86,704,908
AST Emerging Markets Equity Portfolio*	661,572	6,794,349
AST Global Bond Portfolio*	9,536,497	115,773,072
AST Goldman Sachs Small-Cap Value Portfolio*	310,925	10,095,723
AST High Yield Portfolio*	541,602	6,726,700
AST Hotchkis & Wiley Large-Cap Value Portfolio*	1,798,023	77,063,279
AST International Growth Portfolio*	2,501,834	75,880,627
AST International Value Portfolio*	3,363,275	77,220,790
AST Jennison Large-Cap Growth Portfolio*	834,245	60,240,812
AST Large-Cap Core Portfolio*	7,031,197	215,998,360
AST Loomis Sayles Large-Cap Growth Portfolio*	741,547	73,776,506
AST MFS Growth Portfolio*	1,168,419	62,767,456
AST MFS Large-Cap Value Portfolio*	3,493,463	106,026,590
AST Mid-Cap Growth Portfolio*	466,079	8,151,729
AST Mid-Cap Value Portfolio*	179,155	8,300,274
AST Prudential Core Bond Portfolio*	6,803,054	95,310,787
AST QMA International Core Equity Portfolio*	4,440,600	66,964,254
AST Small-Cap Growth Opportunities Portfolio*	408,993	13,161,389
AST Small-Cap Growth Portfolio*	158,930	13,078,365
AST Small-Cap Value Portfolio*	581,202	22,335,588
AST T. Rowe Price Large-Cap Growth Portfolio*	956,727	72,290,292

	Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
AST T. Rowe Price Large-Cap Value Portfolio*	3,583,700	$79,092,250
AST T. Rowe Price Natural Resources Portfolio*	505,678	13,784,780
AST Western Asset Core Plus Bond Portfolio*	3,988,480	59,268,819
AST Western Asset Emerging Markets Debt Portfolio*	456,719	5,814,039

TOTAL LONG-TERM INVESTMENTS (cost $1,080,528,514)(wd)		1,459,276,601

SHORT-TERM INVESTMENT — 0.3%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $5,201,691)(wd)	5,201,691	5,201,691

TOTAL INVESTMENTS—100.0% (cost $1,085,730,205)		1,464,478,292
Liabilities in excess of other assets — (0.0)%		(157,084)

NET ASSETS — 100.0%		$1,464,321,208

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$1,459,276,601	$—	$—
Short-Term Investment
Affiliated Mutual Fund	5,201,691	—	—

Total	$1,464,478,292	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Large/Mid-Cap Growth	33.7%
Core Bond	20.2
Large/Mid-Cap Value	18.5
International Value	9.9
Large/Mid-Cap Blend	5.9
International Growth	5.2
Small-Cap Value	2.2
Small-Cap Growth	1.8
Sector	0.9
Emerging Markets	0.9

High Yield	0.5%
Core Ultra Short Bond	0.3

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than +/-0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2021

ASSETS
Investments at value:
Affiliated investments (cost $1,085,730,205)	$1,464,478,292
Receivable for Portfolio shares sold	37,784
Prepaid expenses	1,173

Total Assets	1,464,517,249

LIABILITIES
Management fee payable	104,322
Payable for Portfolio shares purchased	45,194
Audit fee payable	23,301
Custodian and accounting fees payable	14,049
Accrued expenses and other liabilities	7,834
Trustees’ fees payable	890
Affiliated transfer agent fee payable	451

Total Liabilities	196,041

NET ASSETS	$1,464,321,208

Net assets were comprised of:
Partners’ Equity	$1,464,321,208

Net asset value and redemption price per share, $1,464,321,208 / 60,097,634 outstanding shares of beneficial interest	$24.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
Affiliated dividend income	$4,872

EXPENSES
Management fee	3,622,985
Custodian and accounting fees	58,716
Legal fees and expenses	34,194
Trustees’ fees	27,950
Audit fee	25,000
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,422
Shareholders’ reports	7,160
Miscellaneous	17,900

Total expenses	3,801,327
Less: Fee waiver and/or expense reimbursement	(18,073)

Net expenses	3,783,254

NET INVESTMENT INCOME (LOSS)	(3,778,382)

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS
Net realized gain (loss) on investment transactions	92,356,976
Net change in unrealized appreciation (depreciation) on investments	118,059,736

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	210,416,712

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$206,638,330

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(3,778,382)	$(3,428,335)
Net realized gain (loss) on investment transactions	92,356,976	89,651,466
Net change in unrealized appreciation (depreciation) on investments	118,059,736	57,919,785

NET IN CREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	206,638,330	144,142,916

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [713,219 and 1,755,521 shares, respectively]	16,433,412	31,734,443
Portfolio shares purchased [6,657,013 and 10,589,598 shares, respectively]	(153,011,298)	(198,003,979)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(136,577,886)	(166,269,536)

TOTAL INCREASE (DECREASE)	70,060,444	(22,126,620)
NET ASSETS:
Beginning of year	1,394,260,764	1,416,387,384

End of year	$1,464,321,208	$1,394,260,764

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 97.3%
ASSET-BACKED SECURITIES — 3.8%
Automobiles — 0.5%
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-03A, Class A, 144A
2.360%	03/20/26	2,360	$2,412,353
Series 2020-02A, Class A, 144A
2.020%	02/20/27	4,644	4,693,357
Series 2021-01A, Class D, 144A
3.710%	08/20/27	5,000	4,943,483
Ford Credit Auto Owner Trust,
Series 2017-02, Class B, 144A
2.600%	03/15/29	373	378,040

			12,427,233

Collateralized Loan Obligations — 0.3%
Galaxy CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)
1.152%(c)	04/20/31	781	780,700
Hildene Community Funding CDO Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A
2.600%	11/01/35	2,677	2,676,108
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-10A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.472%(c)	10/13/27	1,135	1,130,600
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-06RA, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.142%(c)	07/17/28	537	537,076
Symphony CLO Ltd. (Cayman Islands),
Series 2018-19A, Class A, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.960%)
1.082%(c)	04/16/31	1,419	1,418,220

			6,542,704

Consumer Loans — 0.2%
Aqua Finance Trust,
Series 2021-A, Class B, 144A
2.400%	07/17/46	4,810	4,750,800

Home Equity Loans — 0.2%
Option One Mortgage Loan Trust,
Series 2007-FXD02, Class 1A1
5.820%	03/25/37	5,131	5,115,164
Renaissance Home Equity Loan Trust,
Series 2006-03, Class AV3, 1 Month LIBOR + 0.240% (Cap 14.000%, Floor 0.240%)
0.342%(c)	11/25/36	1,036	295,747

			5,410,911

Other — 0.5%
Applebee’s Funding LLC/IHOP Funding LLC,
Series 2019-01A, Class A2I, 144A
4.194%	06/05/49	3,272	3,308,007
Credit Suisse European Mortgage Capital Ltd. (Ireland),
Series 2019-1OTF, Class A, 144A, 3 Month LIBOR + 2.900% (Cap N/A, Floor 0.000%)
3.032%(c)	08/09/24	960	931,060

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
Fannie Mae Grantor Trust,
Series 2017-T01, Class A
2.898%	06/25/27	538	$568,240
FHLMC Structured Pass-Through Certificates,
Series 2017-SR01, Class A3
3.089%	11/25/27	273	285,882
InStar Leasing III LLC,
Series 2021-01A, Class A, 144A
2.300%	02/15/54	2,237	2,220,430
Oak Street Investment Grade Net Lease Fund,
Series 2020-01A, Class A1, 144A
1.850%	11/20/50	2,355	2,332,345
Thrust Engine Leasing,
Series 2021-01A, Class A, 144A
4.163%	07/15/40	1,233	1,234,872

			10,880,836

Residential Mortgage-Backed Securities — 1.0%
Bravo Mortgage Asset Trust,
Series 2006-01A, Class M1, 144A, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.503%(c)	07/25/36	4,612	4,427,392
Countrywide Asset-Backed Certificates Trust,
Series 2004-13, Class MF1
5.071%(cc)	04/25/35	949	952,828
Series 2006-SD03, Class A1, 144A, 1 Month LIBOR + 0.660% (Cap 14.500%, Floor 0.660%)
0.762%(c)	07/25/36	88	86,564
Equity One Mortgage Pass-Through Trust,
Series 2002-05, Class M1
5.803%(cc)	11/25/32	815	821,961
PFCA Home Equity Investment Trust,
Series 2003-IFC06, Class A, 144A
4.644%(cc)	04/22/35	8,656	8,856,977
RAMP Trust,
Series 2006-RZ02, Class M1, 1 Month LIBOR + 0.330% (Cap 14.000%, Floor 0.495%)
0.597%(c)	05/25/36	3,396	3,364,640
Series 2006-RZ03, Class M1, 1 Month LIBOR + 0.350% (Cap 14.000%, Floor 0.350%)
0.452%(c)	08/25/36	1,893	1,874,171
Series 2006-RZ04, Class A3, 1 Month LIBOR + 0.270% (Cap 14.000%, Floor 0.270%)
0.372%(c)	10/25/36	308	308,223
Towd Point Mortgage Trust,
Series 2019-04, Class B1B, 144A
3.500%(cc)	10/25/59	3,631	3,667,650

			24,360,406

Small Business Loan — 0.1%
SBA Small Business Investment Cos.,
Series 2018-10B, Class 1
3.548%	09/10/28	688	727,743
United States Small Business Administration,
Series 2019-20D, Class 1
2.980%	04/01/39	421	449,477

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Small Business Loan (cont’d.)
Series 2019-25G, Class 1
2.690%	07/01/44	789	$823,949

			2,001,169

Student Loans — 1.0%
Navient Private Education Refi Loan Trust,
Series 2020-A, Class A2A, 144A
2.460%	11/15/68	2,119	2,159,472
Navient Student Loan Trust,
Series 2017-02A, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.153%(c)	12/27/66	1,742	1,756,009
Series 2020-01A, Class A1B, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.152%(c)	06/25/69	1,498	1,537,773
SLC Student Loan Trust,
Series 2008-01, Class A4A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.803%(c)	12/15/32	1,329	1,346,136
SLM Student Loan Trust,
Series 2003-04, Class A5E, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.953%(c)	03/15/33	1	890
SMB Private Education Loan Trust,
Series 2015-C, Class R, 144A
0.000%	09/18/46	63,950	2,688,509
Series 2020-A, Class A2A, 144A
2.230%	09/15/37	4,644	4,697,296
Series 2021-A, Class A2B, 144A
1.590%	01/15/53	4,744	4,697,002
Series 2021-A, Class B, 144A
2.310%	01/15/53	2,116	2,097,703
Series 2021-C, Class B, 144A
2.300%	01/15/53	1,231	1,233,765

			22,214,555

TOTAL ASSET-BACKED SECURITIES (cost $94,388,006)			88,588,614

BANK LOANS — 6.0%
Advertising — 0.1%
Terrier Media Buyer, Inc.,
2021 Refinancing Term B Loans, 1 Month LIBOR + 3.500%
3.604%(c)	12/17/26	1,812	1,802,981

Aerospace & Defense — 0.0%
TransDigm, Inc.,
Tranche F Refinancing Term Loan, 1 Month LIBOR + 2.250%
2.354%(c)	12/09/25	218	214,610

Airlines — 0.2%
Air Canada (Canada),
Term Loan, 3 Month LIBOR + 3.500%
4.250%(c)	08/11/28	830	826,715
Delta Air Lines, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.750%
4.750%(c)	10/20/27	600	633,675

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Airlines (cont’d.)
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	04/21/28	3,027	$3,030,067

			4,490,457

Auto Parts & Equipment — 0.1%
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 2.250%
3.000%(c)	04/06/24	536	534,898
Clarios Global LP,
Amendment No. 1 Dollar Term Loan (First Lien), 1 Month LIBOR + 3.250%
3.354%(c)	04/30/26	1,784	1,770,697

			2,305,595

Beverages — 0.1%
Triton Water Holdings, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.500%
4.000%(c)	03/31/28	1,552	1,533,526

Building Materials — 0.1%
API Group, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
2.601%(c)	10/01/26	1,642	1,638,076
Quikrete Holdings, Inc.,
Term Loan
—%(p)	06/11/28	1,730	1,723,333

			3,361,409

Chemicals — 0.0%
Ineos US Petrochem LLC,
2026 Tranche B Dollar Term Loan, 1 Month LIBOR + 2.750%
3.250%(c)	01/29/26	935	932,962

Commercial Services — 0.3%
Allied Universal Holdco LLC,
Term Loan USD, 3 Month LIBOR + 3.750%
4.250%(c)	05/12/28	1,057	1,051,330
BrightView Landscapes LLC,
Initial Term Loan, 1 Month LIBOR + 2.500%
2.625%(c)	08/15/25	1,602	1,592,556
Garda World Security Corp. (Canada),
Term Loan B-2, 1 Month LIBOR + 4.250%
4.360%(c)	10/30/26	907	904,376
Prime Security Services Borrower LLC,
2021 Refinancing Term B-1 Loan, 1 - 3 Month LIBOR + 2.750%
3.500%(c)	09/23/26	1,632	1,629,238
Verscend Holding Corp.,
New Term Loan B, 1 Month LIBOR + 4.000%
4.104%(c)	08/27/25	1,443	1,440,947

			6,618,447

Computers — 0.1%
Magenta Buyer LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 5.000%
5.750%(c)	07/27/28	688	686,841

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Computers (cont’d.)
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
4.500%(c)	02/01/28	2,228	$2,227,553

			2,914,394

Diversified Financial Services — 0.7%
Castlelake Aviation One DAC,
Initial Term Loan, 3 Month LIBOR + 2.750%
3.250%(c)	10/22/26	2,364	2,352,255
Citadel Securities LP,
2021 Term Loan, 3 Month LIBOR + 2.500%
2.604%(c)	02/02/28	1,023	1,015,522
Deerfield Dakota Holding LLC,
First Lien Initial Dollar Term Loan, 1 Month LIBOR + 3.750%
4.750%(c)	04/09/27	1,629	1,629,605
Delos Finance Sarl (Ireland),
2018 Term Loan, 3 Month LIBOR + 1.750%
1.974%(c)	10/06/23	1,000	999,531
FleetCor Technologies Operating Co. LLC,
Term B-4 Loan, 1 Month LIBOR + 1.750%
1.854%(c)	04/28/28	706	697,621
Focus Financial Partners LLC,
Tranche B-3 Term Loan, 1 Month LIBOR + 2.000%
2.104%(c)	07/03/24	981	972,024
Hudson River Trading LLC,
Term Loan
—%(p)	03/18/28	1,721	1,707,722
Jane Street Group LLC,
Dollar Term Loan, 1 Month LIBOR + 2.750%
2.854%(c)	01/26/28	1,075	1,066,159
Setanta Aircraft Leasing DAC (Ireland),
Term Loan, 3 Month LIBOR + 2.000%
2.140%(c)	11/05/28	2,070	2,068,706
VFH Parent LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
3.102%(c)	03/01/26	1,679	1,674,077
Zebra Buyer LLC,
Term Loan, 3 Month LIBOR + 3.250%
3.750%(c)	11/01/28	940	940,942

			15,124,164

Electronics — 0.1%
II-VI, Inc.,
Term Loan
—%(p)	12/08/28	1,460	1,456,350

Engineering & Construction — 0.1%
Brown Group Holding LLC,
Term Loan
—%(p)	06/07/28	1,500	1,496,250

Entertainment — 0.3%
Alpha Topco Ltd. (United Kingdom),
2018 Incremental New Facility B-3 (USD) Loan, 1 Month LIBOR + 2.500%
3.500%(c)	02/01/24	60	59,850
GVC Holdings Gibraltar Ltd. (United Kingdom),
Facility B (USD) Loan, 3 Month LIBOR + 2.500%
3.000%(c)	03/29/27	527	525,537

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Entertainment (cont’d.)
PCI Gaming Authority,
Term B Facility Loan, 1 Month LIBOR + 2.500%
2.604%(c)	05/29/26	1,675	$1,666,597
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
2.854%(c)	08/14/24	2,518	2,506,519

UFC Holdings LLC,
Term Loan B-3, 1 - 3 Month LIBOR + 2.750%
3.500%(c)	04/29/26	1,646	1,639,080

			6,397,583

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
2020 Term Loan, 3 Month LIBOR + 3.000%
3.500%(c)	05/30/25	77	77,521

Foods — 0.1%
Froneri US, Inc. (United Kingdom),
Facility B2, 1 Month LIBOR + 2.250%
2.354%(c)	01/29/27	1,202	1,183,675
U.S. Foods, Inc.,
Incremental B-2019 Term Loan, 1 Month LIBOR + 2.000%
2.104%(c)	09/13/26	1,788	1,766,878

			2,950,553

Forest Products & Paper — 0.1%
Asplundh Tree Expert LLC,
2021 Refinancing Term Loan, 1 Month LIBOR + 1.750%
1.854%(c)	09/07/27	1,563	1,554,508

Healthcare-Products — 0.2%
Mozart Borrower LP,
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
3.750%(c)	10/23/28	1,980	1,977,937
Sotera Health Holdings LLC,
Term Loan, 3 Month LIBOR + 2.750%
3.250%(c)	12/11/26	2,370	2,359,138

			4,337,075

Healthcare-Services — 0.2%
Eyecare Partners LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
3.974%(c)	02/18/27	187	185,437
Global Medical Response, Inc.,
2020 Term Loan, 1 - 3 Month LIBOR + 4.250%
5.250%(c)	10/02/25	1,198	1,191,570
LifePoint Health, Inc.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
3.852%(c)	11/16/25	1,333	1,330,763
Phoenix Guarantor, Inc.,
Tranche B-1 Term Loan, 1 Month LIBOR + 3.250%
3.354%(c)	03/05/26	1,214	1,205,322
Tranche B-3 Term Loan, 1 Month LIBOR + 3.500%
3.604%(c)	03/05/26	941	933,819
Phoenix Newco, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.000%
4.500%(c)	11/15/28	870	869,456

			5,716,367

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Holding Companies-Diversified — 0.0%
First Eagle Holdings, Inc.,
2018 Refinancing Term Loan B, 3 Month LIBOR + 2.500%
2.724%(c)	02/01/27	982	$970,700

Household Products/Wares — 0.1%
Reynolds Consumer Products LLC,
Initial Term Loan, 1 Month LIBOR + 1.750%
1.854%(c)	02/04/27	2,353	2,338,151

Insurance — 0.2%
AmWINS Group, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
3.000%(c)	02/19/28	1,713	1,698,431
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%
3.104%(c)	11/03/24	796	791,802
New B-8 Term Loan, 1 Month LIBOR + 3.250%
3.354%(c)	12/23/26	608	602,844
New B-9 Term Loan, 1 Month LIBOR + 3.250%
3.354%(c)	07/31/27	723	717,439
Replacement B-6 Term Loan, 1 Month LIBOR + 3.125%
3.229%(c)	11/03/23	545	543,424

			4,353,940

Leisure Time — 0.0%
Alterra Mountain Co.,
2028 Term Loan B, 1 Month LIBOR + 3.500%
4.000%(c)	08/17/28	1,135	1,132,364

Lodging — 0.4%
Caesars Resort Collection LLC,
Term B Loan, 1 Month LIBOR + 2.750%
2.854%(c)	12/23/24	1,995	1,982,696
Term B-1 Loan, 1 Month LIBOR + 3.500%
3.604%(c)	07/21/25	1,936	1,934,290
Four Seasons Hotels Ltd. (Canada),
Restated Term Loan, 1 Month LIBOR + 2.000%
2.104%(c)	11/30/23	1,137	1,131,559
Hilton Worldwide Finance LLC,
Refinanced Series B-2 Term Loan, 1 Month LIBOR + 1.750%
1.852%(c)	06/22/26	1,824	1,807,212
Station Casinos LLC,
Term B-1 Facility Loan, 1 Month LIBOR + 2.250%
2.500%(c)	02/08/27	1,375	1,360,811

			8,216,568

Machinery-Diversified — 0.1%
Ali Group North America Corp.,
Term Loan
—%(p)	12/20/28	1,820	1,807,487

Media — 0.6%
Charter Communications Operating LLC,
Term B-2 Loan, 1 Month LIBOR + 1.750%
1.850%(c)	02/01/27	955	945,791
Term Loan B-1, 1 Month LIBOR + 1.750%
1.860%(c)	04/30/25	2,774	2,766,373
CSC Holdings LLC,
October 2018 Incremental Term Loan, 3 Month LIBOR + 2.250%
2.360%(c)	01/15/26	716	706,244

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Media (cont’d.)
September 2019 Term Loan, 3 Month LIBOR + 2.500%
2.610%(c)	04/15/27	727	$717,356
Entercom Media Corp.,
Term Loan B-2, 1 Month LIBOR + 2.500%
2.602%(c)	11/18/24	224	221,354
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%
3.104%(c)	05/01/26	1,562	1,550,718
Nexstar Broadcasting, Inc.,
Term B-4 Loan, 3 Month LIBOR + 2.500%
2.599%(c)	09/18/26	2,664	2,657,190
Univision Communications, Inc.,
2021 Replacement Term Loan, 3 Month LIBOR + 3.250%
4.000%(c)	03/15/26	1,309	1,309,636
Virgin Media Bristol LLC,
N Facility, 1 Month LIBOR + 2.500%
2.610%(c)	01/31/28	2,370	2,344,260
Ziggo Financing Partnership (Netherlands),
Term Loan I, 3 Month LIBOR + 2.500%
2.610%(c)	04/28/28	1,005	992,908

			14,211,830

Packaging & Containers — 0.1%
Berry Global, Inc.,
Term Z Loan, 2 Month LIBOR + 1.750%
1.864%(c)	07/01/26	1,316	1,306,662

Pharmaceuticals — 0.4%
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 - 3 Month LIBOR + 2.500%
3.500%(c)	03/01/24	1,880	1,877,498
Gainwell Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
4.750%(c)	10/01/27	2,136	2,140,416
Grifols Worldwide Operations USA, Inc. (Spain),
Dollar Tranche B Term Loan, 1 Month LIBOR + 2.000%
2.104%(c)	11/15/27	2,460	2,422,708
Horizon Therapeutics USA, Inc.,
Incremental Term B-2 Loan, 1 Month LIBOR + 1.750%
2.250%(c)	03/15/28	1,921	1,912,222
Jazz Financing Lux Sarl,
Initial Dollar Term Loan, 1 Month LIBOR + 3.500%
4.000%(c)	05/05/28	2,109	2,117,122

			10,469,966

Retail — 0.4%
1011778 BC Unlimited Liability Co. (Canada),
Term Loan B-4, 1 Month LIBOR + 1.750%
1.854%(c)	11/19/26	1,224	1,208,063
Academy Ltd.,
Refinancing Term Loan, 1 Month LIBOR + 3.750%
4.500%(c)	11/05/27	878	880,192
Great Outdoors Group LLC,
Term B-2 Loan, 3 Month LIBOR + 3.750%
4.500%(c)	03/06/28	1,218	1,218,103
Harbor Freight Tools USA, Inc.,
2021 Refinancing Loans, 1 Month LIBOR + 2.750%
3.250%(c)	10/19/27	1,101	1,097,604

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Retail (cont’d.)
Michaels Cos., Inc.,
Term B Loan, 3 Month LIBOR + 4.250%
5.000%(c)	04/15/28	945	$934,236
Petco Health & Wellness Co., Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.250%
4.000%(c)	03/03/28	1,158	1,155,370
Pilot Travel Centers LLC,
Initial Tranche B Term Loan, 1 Month LIBOR + 2.000%
2.090%(c)	08/04/28	3,751	3,725,073

			10,218,641

Software — 0.4%
AthenaHealth, Inc.,
Additional Term B-1, 3 Month LIBOR + 4.250%
4.400%(c)	02/11/26	2,891	2,886,429
Cloudera, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.750%
4.250%(c)	10/08/28	700	696,792
Dcert Buyer, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%
4.104%(c)	10/16/26	1,831	1,828,089
Rackspace Technology Global, Inc.,
2021 Term B Loan, 3 Month LIBOR + 2.750%
3.500%(c)	02/15/28	882	874,263
RealPage, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.250%
3.750%(c)	04/24/28	2,005	1,996,955

			8,282,528

Telecommunications — 0.3%
Delta Topco, Inc.,
First Lien Term Loan, 6 Month LIBOR + 3.750%
4.500%(c)	12/01/27	1,572	1,572,427
Level 3 Financing, Inc.,
Tranche B 2027 Term Loans, 1 Month LIBOR + 1.750%
1.854%(c)	03/01/27	2,700	2,661,253
Numericable US LLC (France),
USD TLB-12 Term Loan, 3 Month LIBOR + 3.688%
3.811%(c)	01/31/26	1,757	1,739,148
Zayo Group Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.000%
3.104%(c)	03/09/27	1,250	1,231,510

			7,204,338

Transportation — 0.2%
Genesee & Wyoming, Inc.,
Initial Term Loan, 3 Month LIBOR + 2.000%
2.224%(c)	12/30/26	2,654	2,636,158
XPO Logistics, Inc.,
Refinancing Term Loan, 1 Month LIBOR + 1.750%
1.853%(c)	02/24/25	1,070	1,064,148

			3,700,306

TOTAL BANK LOANS (cost $137,595,740)			137,498,233

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.7%
Barclays Commercial Mortgage Securities Trust,
Series 2021-C10, Class XA, IO
1.308%(cc)	07/15/54	24,097	$2,277,787
Benchmark Mortgage Trust,
Series 2019-B13, Class XA, IO
1.128%(cc)	08/15/57	23,926	1,595,524
Series 2020-B20, Class XA, IO
1.623%(cc)	10/15/53	12,501	1,272,316
Series 2021-B28, Class XA, IO
1.291%(cc)	08/15/54	11,910	1,119,273
BX Commercial Mortgage Trust,
Series 2018-IND, Class H, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)
3.110%(c)	11/15/35	9,523	9,486,945
Series 2019-XL, Class A, 144A, 1 Month LIBOR + 0.920% (Cap N/A, Floor 0.920%)
1.030%(c)	10/15/36	2,106	2,107,031
CHT Mortgage Trust,
Series 2017-CSMO, Class A, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.930%)
1.040%(c)	11/15/36	1,981	1,979,783
Citigroup Commercial Mortgage Trust,
Series 2019-GC41, Class XA, IO
1.056%(cc)	08/10/56	29,593	1,851,485
Commercial Mortgage Trust,
Series 2013-CR12, Class AM
4.300%	10/10/46	256	264,387
Series 2013-CR12, Class B
4.762%(cc)	10/10/46	221	228,402
Series 2013-CR12, Class C
5.072%(cc)	10/10/46	108	106,880
Series 2014-CR17, Class XA, IO
0.959%(cc)	05/10/47	16,762	312,269
Series 2015-LC23, Class C
4.609%(cc)	10/10/48	1,233	1,294,246
Series 2015-PC01, Class D
4.321%(cc)	07/10/50	1,219	1,109,803
Credit Suisse European Mortgage Capital Ltd.,
Series 2020-TF, Class A
3.110%	08/09/24^	5,143	4,887,953
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	1,402	1,474,904
Series 2014-USA, Class F, 144A
4.373%	09/15/37	3,075	2,360,140
Series 2017-TIME, Class A, 144A
3.646%	11/13/39	1,674	1,681,509
Series 2019-RIO, Class A, 144A, 1 Month LIBOR + 3.024% (Cap N/A, Floor 4.024%)
4.024%(c)	12/15/22	8,898	8,903,370
Series 2020-FACT, Class F, 144A, 1 Month LIBOR + 6.157% (Cap N/A, Floor 6.157%)
6.267%(c)	10/15/37	1,333	1,359,604
CSAIL Commercial Mortgage Trust,
Series 2019-C17, Class A4
2.763%	09/15/52	2,209	2,292,900

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae-Aces,
Series 2015-M04, Class X2, IO
0.735%(cc)	07/25/22	3,486	$3,814
Series 2017-M08, Class A2
3.061%(cc)	05/25/27	284	303,918
Series 2019-M04, Class A2
3.610%	02/25/31	468	528,980
Series 2019-M06, Class A2
3.450%	01/01/29	118	130,809
Series 2019-M14, Class X1, IO
0.589%(cc)	06/25/29	5,613	212,398
Series 2020-M36, Class X1, IO
1.464%(cc)	09/25/34	1,406	139,220
FHLMC Multiclass Certificates,
Series 2020-RR02, Class BX, IO
1.666%(cc)	08/27/28	1,135	108,592
FHLMC Multifamily Mortgage Trust,
Series 2012-K20, Class X2A, IO, 144A
0.200%	05/25/45	34,278	9,731
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0094, Class X1, IO
0.880%(cc)	06/25/29	3,961	231,677
Series K0094, Class XAM, IO
1.147%(cc)	06/25/29	2,752	215,617
Series K0095, Class XAM, IO
1.238%(cc)	06/25/29	964	82,992
Series K0101, Class X1, IO
0.835%(cc)	10/25/29	816	47,477
Series K0736, Class X1, IO
1.311%(cc)	07/25/26	3,651	177,092
Series K0737, Class X1, IO
0.637%(cc)	10/25/26	9,627	251,788
Series K0741, Class X1, IO
0.572%(cc)	12/25/27	3,403	105,418
Series K0742, Class X1, IO
0.779%(cc)	03/25/28	3,503	133,124
Series K1517, Class X1, IO
1.331%(cc)	07/25/35	140	20,006
Series K1520, Class X1, IO
0.472%(cc)	02/25/36	2,835	149,350
Series KC05, Class X1, IO
1.202%(cc)	06/25/27	1,778	78,645
Series KG04, Class X1, IO
0.853%(cc)	11/25/30	39,529	2,531,445
Government National Mortgage Assoc.,
Series 2013-072, Class IO, IO
0.384%(cc)	11/16/47	5,314	71,775
Series 2013-085, Class IA, IO
0.271%(cc)	03/16/47	6,646	69,876
Series 2013-107, Class AD
2.768%(cc)	11/16/47	585	598,173
Series 2015-183, Class IO, IO
0.582%(cc)	09/16/57	3,832	131,224
Series 2017-008, Class IO, IO
0.519%(cc)	08/16/58	967	35,526
Series 2017-028, Class IO, IO
0.617%(cc)	02/16/57	692	30,911

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-041, Class IO, IO
0.617%(cc)	07/16/58	1,098	$42,731
Series 2017-111, Class IO, IO
0.529%(cc)	02/16/59	1,123	47,353
Series 2017-145, Class IO, IO
0.519%(cc)	04/16/57	1,110	42,880
Series 2017-157, Class IO, IO
0.668%(cc)	12/16/59	695	35,116
Series 2020-109, Class AI, IO
0.866%(cc)	05/16/60	1,092	78,601
Series 2020-184, Class IO, IO
0.914%(cc)	11/16/60	3,334	267,266
Series 2021-37, Class IO, IO
0.805%(cc)	01/16/61	6,890	490,573
Series 2021-60, Class IO, IO
0.835%(cc)	05/16/63	1,400	105,071
Series 2021-68, Class IO, IO
0.897%(cc)	10/16/62	1,684	130,145
GS Mortgage Securities Corp. II,
Series 2018-SRP5, Class A, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 1.300%)
1.660%(c)	09/15/31	6,192	5,628,168
GS Mortgage Securities Trust,
Series 2015-GC30, Class AS
3.777%(cc)	05/10/50	2,136	2,242,081
Series 2015-GC30, Class B
4.029%(cc)	05/10/50	849	893,848
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class B
4.886%(cc)	01/15/47	306	321,412
Series 2015-C30, Class C
4.263%(cc)	07/15/48	2,021	2,042,628
Series 2015-C31, Class B
4.621%(cc)	08/15/48	1,983	2,114,170
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2007-LD12, Class AJ
6.501%(cc)	02/15/51	16	15,136
ML-CFC Commercial Mortgage Trust,
Series 2007-09, Class AJ
6.193%(cc)	09/12/49	76	75,065
Morgan Stanley Capital I Trust,
Series 2019-BPR, Class A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.510%(c)	05/15/36	4,501	4,445,986
Series 2021-L05, Class XA, IO
1.300%(cc)	05/15/54	12,324	1,135,305
MRCD Mortgage Trust,
Series 2019-PARK, Class F, 144A
2.718%	12/15/36	4,898	4,701,050
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36	1,078	1,107,991
Tharaldson Hotel Portfolio Trust,
Series 2018-THL, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.750%)
1.154%(c)	11/11/34	1,738	1,736,335

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class B
4.306%(cc)	07/15/46	323	$320,613
WFRBS Commercial Mortgage Trust,
Series 2012-C07, Class XA, IO, 144A
1.281%(cc)	06/15/45	6,795	6,515
Series 2014-C19, Class XA, IO
1.005%(cc)	03/15/47	5,314	85,243
Series 2014-C25, Class C
4.311%(cc)	11/15/47	1,967	1,982,229

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $86,227,771)			84,459,600

CORPORATE BONDS — 35.0%
Aerospace & Defense — 1.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26	963	962,849
2.700%	02/01/27	441	449,596
2.800%	03/01/27	417	425,192
3.100%	05/01/26(a)	324	337,782
3.200%	03/01/29(a)	838	866,441
3.250%	02/01/35	1,979	1,994,489
3.550%	03/01/38	171	173,298
3.750%	02/01/50(a)	567	587,531
4.875%	05/01/25(a)	2,325	2,546,034
5.150%	05/01/30	3,070	3,581,968
5.705%	05/01/40	931	1,196,340
5.805%	05/01/50	2,165	2,930,794
5.930%	05/01/60	617	855,426
General Dynamics Corp.,
Gtd. Notes
3.250%	04/01/25	358	379,209
3.500%	05/15/25	110	117,722
4.250%	04/01/40	40	48,899
4.250%	04/01/50	331	424,045
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.854%	04/27/35	270	328,542
5.054%	04/27/45	437	574,929
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.100%	01/15/23	132	134,832
3.550%	01/15/26	231	250,388
4.500%	05/15/36	265	323,803
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25	1,157	1,207,561
3.250%	01/15/28	447	477,964
5.250%	05/01/50	1,284	1,802,188
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.250%	07/01/30(a)	689	687,158
3.150%	12/15/24	328	343,592
3.950%	08/16/25(a)	534	578,927
4.125%	11/16/28	314	351,387

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
4.500%	06/01/42	424	$524,109

			25,462,995

Agriculture — 0.6%
Altria Group, Inc.,
Gtd. Notes
2.350%	05/06/25	192	196,705
2.450%	02/04/32	1,239	1,176,203
3.875%	09/16/46	314	304,341
4.400%	02/14/26(a)	689	756,634
4.800%	02/14/29	55	62,115
5.800%	02/14/39	1,240	1,492,792
5.950%	02/14/49	1,321	1,654,521
6.200%	02/14/59	175	228,482
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27	3,538	3,713,824
4.540%	08/15/47	1,319	1,378,967
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
1.375%	07/23/23	706	711,736
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	05/01/23(a)	424	425,972
2.100%	05/01/30	463	454,579
2.500%	08/22/22	942	953,835
2.500%	11/02/22	343	347,929
4.500%	03/20/42	132	152,879
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
6.150%	09/15/43	546	673,320

			14,684,834

Airlines — 0.6%
Delta Air Lines, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	05/01/25	5,131	5,871,601
Sr. Unsec’d. Notes
2.900%	10/28/24	199	202,889
3.625%	03/15/22	623	623,716
3.800%	04/19/23(a)	358	365,703
7.375%	01/15/26(a)	987	1,158,934
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25	1,273	1,338,984
4.750%	10/20/28	1,168	1,277,613
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	877	937,420
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.,
Sr. Sec’d. Notes, 144A
8.000%	09/20/25	757	835,551
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	52	54,257
4.625%	04/15/29	849	880,548

			13,547,216

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Apparel — 0.2%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.625%	05/15/24	83	$86,687
4.875%	05/15/26(a)	343	367,475
NIKE, Inc.,
Sr. Unsec’d. Notes
2.400%	03/27/25	390	403,919
2.750%	03/27/27	672	711,944
2.850%	03/27/30	546	580,229
3.250%	03/27/40	1,053	1,146,361
3.375%	03/27/50	445	503,634

			3,800,249

Auto Manufacturers — 0.7%
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32(a)	750	767,815
4.750%	01/15/43	375	414,447
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28	630	632,974
3.339%	03/28/22	200	200,553
3.625%	06/17/31	1,099	1,157,369
3.815%	11/02/27	280	295,940
4.000%	11/13/30(a)	1,787	1,921,676
4.125%	08/17/27	922	995,301
5.125%	06/16/25	200	218,076
General Motors Co.,
Sr. Unsec’d. Notes
5.150%	04/01/38	176	211,839
5.400%	10/02/23	304	325,574
5.950%	04/01/49	783	1,070,817
6.125%	10/01/25	523	601,322
6.250%	10/02/43	231	315,955
General Motors Financial Co., Inc.,
Gtd. Notes
3.450%	04/10/22	270	270,802
4.250%	05/15/23	110	114,520
4.350%	01/17/27	210	231,306
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
3.043%	09/15/23	1,146	1,176,213
3.522%	09/17/25(a)	2,684	2,812,769
4.345%	09/17/27	2,475	2,672,524

			16,407,792

Banks — 9.7%
ABN AMRO Bank NV (Netherlands),
Sub. Notes, 144A
4.750%	07/28/25	1,101	1,201,452
Banco de Credito e Inversiones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.500%	10/12/27(a)	976	1,044,870
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.241%(c)	04/12/23	400	404,004

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes
2.746%	05/28/25	2,600	$2,689,455
3.848%	04/12/23	600	621,033
Bank of America Corp.,
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32	1,490	1,497,206
2.592%(ff)	04/29/31	1,654	1,670,043
3.004%(ff)	12/20/23	1,322	1,349,360
3.419%(ff)	12/20/28	2,336	2,496,396
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23	2,424	2,489,869
3.500%	04/19/26	1,538	1,657,156
3.593%(ff)	07/21/28	319	343,350
Sr. Unsec’d. Notes, MTN
1.319%(ff)	06/19/26	2,353	2,328,511
3.550%(ff)	03/05/24	1,482	1,526,250
3.824%(ff)	01/20/28	1,032	1,118,327
3.970%(ff)	03/05/29	1,102	1,206,647
3.974%(ff)	02/07/30	480	529,403
4.000%	04/01/24(a)	2,221	2,360,806
4.083%(ff)	03/20/51	4,418	5,309,902
4.125%	01/22/24	1,146	1,217,922
4.330%(ff)	03/15/50	585	724,198
5.000%	01/21/44	1,135	1,491,506
Sub. Notes, MTN
4.000%	01/22/25	1,013	1,083,270
4.200%	08/26/24(a)	777	832,605
4.250%	10/22/26	132	145,733
4.450%	03/03/26	1,076	1,185,679
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
1.850%	05/01/25(a)	1,372	1,393,403
Sub. Notes
3.803%(ff)	12/15/32(a)	258	276,270
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
1.600%	04/24/25	402	405,019
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
1.300%	06/11/25(a)	826	821,913
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
1.700%	05/12/22	1,030	1,033,298
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	874	1,000,091
Sub. Notes
5.088%(ff)	06/20/30	4,290	4,855,981
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26	1,044	1,054,697
3.375%	01/09/25	1,100	1,156,559
4.400%	08/14/28	3,598	4,037,822
4.705%(ff)	01/10/25	2,400	2,554,434
5.198%(ff)	01/10/30	928	1,081,791
Sub. Notes, 144A
4.625%	03/13/27	830	917,663

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes, 144A, MTN
4.375%(ff)	03/01/33	850	$923,217
BPCE SA (France),
Sub. Notes, 144A
5.150%	07/21/24(a)	1,017	1,101,261
Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes
0.950%	06/23/23	820	820,656
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.750%	02/16/24	491	519,451
5.250%	03/07/25(a)	408	448,336
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(ff)	01/30/23(oo)	832	857,586
Jr. Sub. Notes, Series M
6.300%(ff)	05/15/24(oo)	931	975,805
Jr. Sub. Notes, Series P
5.950%(ff)	05/15/25(a)(oo)	1,472	1,572,494
Sr. Unsec’d. Notes
1.678%(ff)	05/15/24	816	824,898
2.572%(ff)	06/03/31	501	505,141
3.106%(ff)	04/08/26	557	583,974
3.668%(ff)	07/24/28	1,958	2,111,828
3.887%(ff)	01/10/28	1,969	2,134,991
4.650%	07/30/45	2,781	3,513,924
4.650%	07/23/48	826	1,064,144
8.125%	07/15/39	170	288,440
Sub. Notes
4.050%	07/30/22	164	167,264
4.400%	06/10/25	2,232	2,432,121
4.450%	09/29/27	2,312	2,577,898
4.750%	05/18/46	192	237,656
5.300%	05/06/44	307	401,510
5.500%	09/13/25	2,716	3,070,781
6.125%	08/25/36(a)	558	759,584
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
4.375%	08/04/25(a)	920	998,168
Sr. Unsec’d. Notes, 144A, MTN
1.339%(ff)	06/24/26	2,576	2,542,090
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26	1,250	1,252,841
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
2.950%	04/09/25(a)	1,040	1,089,120
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
4.550%	04/17/26	350	385,436
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26	2,190	2,203,650
3.091%(ff)	05/14/32	1,392	1,415,095
4.194%(ff)	04/01/31	3,496	3,857,155
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.226%	06/22/24	200	199,972

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.244%(ff)	12/20/25	690	$717,631
5.000%	01/12/22	2,882	2,884,652
5.375%	01/12/24	1,680	1,809,104
Goldman Sachs Capital II,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.768% (Cap 0.000%, Floor 4.000%)
4.000%(c)	01/31/22(oo)	95	92,935
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.908%(ff)	07/21/42	470	467,128
3.200%	02/23/23(a)	1,189	1,219,260
3.210%(ff)	04/22/42	205	212,238
3.500%	04/01/25	877	928,218
3.500%	11/16/26	1,064	1,134,675
4.223%(ff)	05/01/29	521	578,960
4.750%	10/21/45	683	880,060
6.250%	02/01/41(a)	3,840	5,577,678
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24	397	419,895
4.000%	03/03/24	1,438	1,525,456
Sub. Notes
4.250%	10/21/25(a)	2,303	2,512,860
5.150%	05/22/45	1,862	2,416,406
6.750%	10/01/37	2,151	3,049,950
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.099%(ff)	06/04/26	1,634	1,644,051
2.848%(ff)	06/04/31	1,317	1,336,352
Sub. Notes
4.250%	03/14/24(a)	1,210	1,278,298
4.250%	08/18/25	1,538	1,652,129
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22	1,160	1,174,158
3.375%	01/12/23	942	963,588
Sub. Notes, 144A, MTN
5.017%	06/26/24	3,859	4,134,192
5.710%	01/15/26	300	331,980
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.514%(ff)	06/01/24	2,188	2,203,614
2.083%(ff)	04/22/26	1,207	1,225,350
2.522%(ff)	04/22/31	2,319	2,345,883
3.109%(ff)	04/22/51	314	323,986
3.509%(ff)	01/23/29	826	885,829
3.540%(ff)	05/01/28	877	943,822
3.782%(ff)	02/01/28	994	1,076,848
3.897%(ff)	01/23/49	460	533,068
4.023%(ff)	12/05/24	237	249,640
4.203%(ff)	07/23/29	1,014	1,132,473
4.452%(ff)	12/05/29	651	738,795
Sub. Notes
3.875%	09/10/24	6	6,385
4.250%	10/01/27	381	426,712
4.950%	06/01/45(a)	2,915	3,805,645
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.900%	03/12/24	200	211,118

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.375%	03/22/28(a)	1,084	$1,218,899
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27	802	870,323
3.737%(ff)	04/24/24	838	867,310
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31	1,559	1,596,956
3.875%	01/27/26	436	472,682
4.000%	07/23/25	824	893,730
Sr. Unsec’d. Notes, MTN
2.188%(ff)	04/28/26	2,033	2,072,739
3.622%(ff)	04/01/31	3,080	3,359,821
National Securities Clearing Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	04/23/23	870	875,599
1.500%	04/23/25	920	926,292
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.519%(ff)	06/25/24	200	209,288
4.892%(ff)	05/18/29	1,584	1,811,961
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN
1.600%	04/17/23(a)	1,129	1,141,563
Sr. Unsec’d. Notes, MTN
1.150%	06/10/25	783	776,133
Swedbank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.300%	06/02/23(a)	988	993,786
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
0.750%	06/12/23	1,565	1,565,204
1.150%	06/12/25(a)	793	786,939
U.S. Bancorp,
Sr. Unsec’d. Notes
1.450%	05/12/25	1,625	1,632,716
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.750%	04/21/22	1,147	1,149,817
Sub. Notes
7.625%	08/17/22	2,235	2,325,778
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.000%(ff)	01/31/24(oo)	3,915	4,213,167
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23	460	465,479
3.491%	05/23/23	2,134	2,155,971
4.125%	09/24/25	600	649,556
4.253%	03/23/28(a)	607	671,108
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A, MTN
6.572%	01/14/22(a)	2,786	2,790,705
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26	1,306	1,330,673
3.000%	10/23/26(a)	1,459	1,534,531
Sr. Unsec’d. Notes, MTN
1.654%(ff)	06/02/24	1,768	1,782,840

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
2.393%(ff)	06/02/28	3,597	$3,656,641
2.879%(ff)	10/30/30	1,102	1,145,712
3.750%	01/24/24	529	555,798
5.013%(ff)	04/04/51	5,428	7,418,161
Sub. Notes
5.606%	01/15/44	788	1,063,793
Sub. Notes, GMTN
4.900%	11/17/45	2,017	2,542,237
Sub. Notes, MTN
4.400%	06/14/46	286	338,529
4.650%	11/04/44	1,753	2,123,970
4.750%	12/07/46	1,129	1,404,276
Wells Fargo Bank NA,
Sub. Notes
5.850%	02/01/37	2,379	3,205,724
6.600%	01/15/38	1,392	2,023,992

			222,621,802

Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
(Belgium),
Gtd. Notes
3.650%	02/01/26	78	84,141
4.700%	02/01/36	2,702	3,263,843
4.900%	02/01/46	1,774	2,247,079
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.500%	06/01/30	242	265,157
4.000%	04/13/28	249	276,850
4.350%	06/01/40	385	452,770
4.500%	06/01/50	706	871,906
4.750%	01/23/29	1,476	1,718,578
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.450%	06/01/27(a)	804	800,107
2.500%	06/01/40	23	23,118
2.600%	06/01/50	324	318,641
3.375%	03/25/27	1,108	1,205,165
Constellation Brands, Inc.,
Gtd. Notes
4.250%	05/01/23	700	730,088
PepsiCo, Inc.,
Sr. Unsec’d. Notes
0.750%	05/01/23(a)	820	821,714
1.625%	05/01/30(a)	683	665,145
2.250%	03/19/25	78	80,695
2.625%	03/19/27	83	87,112
2.875%	10/15/49	215	225,403

			14,137,512

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.625%	05/22/24	199	209,725
4.663%	06/15/51	165	210,051

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.750%	03/01/46	501	$634,918

			1,054,694

Building Materials — 0.0%
Carrier Global Corp.,
Sr. Unsec’d. Notes
3.577%	04/05/50	83	88,294

Chemicals — 0.4%
Equate Petrochemical BV (Kuwait),
Gtd. Notes, 144A, MTN
4.250%	11/03/26	1,379	1,501,287
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24	445	484,620
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
3.750%	06/23/31	1,024	996,420
4.500%	10/22/25	1,031	1,089,544
5.125%	06/23/51	901	852,357
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
1.875%	05/11/26	1,719	1,690,982
2.875%	05/11/31	1,628	1,602,018

			8,217,228

Commercial Services — 0.4%
Adani Ports & Special Economic Zone Ltd. (India),
Sr. Unsec’d. Notes, 144A
4.000%	07/30/27	1,033	1,064,433
Cintas Corp. No. 2,
Gtd. Notes
3.700%	04/01/27	717	785,248
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48	2,042	2,515,440
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
1.350%	06/01/23	623	628,234
1.650%	06/01/25	651	659,041
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26	606	650,510
Service Corp. International,
Sr. Unsec’d. Notes
7.500%	04/01/27	253	303,477
United Rentals North America, Inc.,
Gtd. Notes
3.875%	02/15/31	838	851,021
4.875%	01/15/28	760	798,581
Sec’d. Notes
3.875%	11/15/27	474	491,855

			8,747,840

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers — 0.2%
Apple, Inc.,
Sr. Unsec’d. Notes
1.125%	05/11/25(a)	1,786	$1,782,151
2.450%	08/04/26	1,499	1,565,816
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.000%	05/15/24	715	746,810

			4,094,777

Cosmetics/Personal Care — 0.0%
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
2.800%	03/25/27	127	134,705

Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26	1,760	1,773,212
3.000%	10/29/28	1,390	1,410,843
3.150%	02/15/24	1,197	1,233,858
3.300%	01/30/32	860	877,029
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	07/01/25	534	558,166
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22	270	278,319
KKR Group Finance Co. II LLC,
Gtd. Notes, 144A
5.500%	02/01/43	144	190,966
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.850%	03/26/50	110	132,241
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23	110	113,560
5.250%	08/15/22	56	57,284
5.500%	02/15/24	253	271,574
SURA Asset Management SA (Colombia),
Gtd. Notes, 144A
4.875%	04/17/24	1,106	1,169,652
The Vanguard Group Inc.,
Unsec’d. Notes
3.050%	08/22/50^	2,330	2,278,488
Visa, Inc.,
Sr. Unsec’d. Notes
2.050%	04/15/30	1,102	1,114,040
3.150%	12/14/25	417	445,070
4.300%	12/14/45	1,493	1,879,061

			13,783,363

Electric — 1.0%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.800%	07/15/48	561	626,225
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A
3.500%	04/01/28	727	773,788

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 20A
3.350%	04/01/30	220	$236,623
Sr. Unsec’d. Notes, Series 20B
3.950%	04/01/50	171	196,388
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	06/15/38	670	970,046
Duke Energy Progress LLC,
First Mortgage
2.800%	05/15/22	28	28,077
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series A
1.600%	01/15/26	319	309,138
Sr. Unsec’d. Notes, Series B
4.400%	07/15/27(a)	1,587	1,709,004
4.750%	03/15/23(a)	1,951	2,021,362
Sr. Unsec’d. Notes, Series C
5.350%	07/15/47	402	479,182
7.375%	11/15/31	5,983	8,081,235
Minejesa Capital BV (Indonesia),
Sr. Sec’d. Notes, 144A
4.625%	08/10/30(a)	1,050	1,077,574
Ohio Edison Co.,
First Mortgage
8.250%	10/15/38	539	860,966
Pacific Gas & Electric Co.,
First Mortgage
1.750%	06/16/22	1,195	1,194,175
2.100%	08/01/27(a)	363	351,040
2.500%	02/01/31	463	441,083
3.300%	08/01/40	93	86,535
3.500%	08/01/50	226	211,275
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.750%	03/01/31	2,427	3,384,097

			23,037,813

Electronics — 0.0%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
1.350%	06/01/25	513	514,932

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.250%	06/01/25(a)	390	401,202
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24	783	805,849

			1,207,051

Foods — 0.4%
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.589%	11/02/23	2,106	2,159,524

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Hershey Co. (The),
Sr. Unsec’d. Notes
0.900%	06/01/25	220	$217,191
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26	260	272,122
4.250%	03/01/31	176	200,246
4.375%	06/01/46	242	284,010
4.625%	10/01/39	12	14,103
4.875%	10/01/49	390	491,205
5.000%	07/15/35	149	182,374
5.000%	06/04/42	231	287,566
5.200%	07/15/45	661	842,606
5.500%	06/01/50	331	448,727
6.750%	03/15/32	22	29,895
6.875%	01/26/39	54	79,432
Gtd. Notes, 144A
7.125%	08/01/39	12	18,283
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	05/15/28	40	43,349
Mars, Inc.,
Gtd. Notes, 144A
2.700%	04/01/25	270	280,838
3.200%	04/01/30	447	482,713
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.125%	09/19/22	750	758,251
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	05/04/25	1,255	1,257,530

			8,349,965

Forest Products & Paper — 0.1%
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31	2,375	2,415,905
Gtd. Notes, Series DM3N
3.125%	01/15/32	612	592,116

			3,008,021

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.750%	11/30/26	627	692,764
4.750%	11/30/36	578	737,924
4.900%	11/30/46	953	1,308,045
Medtronic, Inc.,
Gtd. Notes
3.500%	03/15/25	473	504,050

			3,242,783

Healthcare-Services — 0.6%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.800%	06/15/23	258	264,353

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Anthem, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/24	258	$272,602
3.650%	12/01/27	617	677,199
Centene Corp.,
Sr. Unsec’d. Notes
3.375%	02/15/30	171	174,660
4.625%	12/15/29	176	189,939
CommonSpirit Health,
Sec’d. Notes
4.350%	11/01/42	242	276,806
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A
5.875%	01/31/22	546	548,955
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30	577	609,406
5.375%	02/01/25	183	201,075
5.375%	09/01/26(a)	563	634,852
5.625%	09/01/28	54	63,074
5.875%	02/01/29	226	269,495
Sr. Sec’d. Notes
4.500%	02/15/27	52	57,388
5.000%	03/15/24	127	136,627
5.250%	06/15/26	98	110,239
5.500%	06/15/47	1,930	2,532,932
Humana, Inc.,
Sr. Unsec’d. Notes
3.150%	12/01/22	578	587,426
3.950%	03/15/27	474	518,316
4.500%	04/01/25	132	144,050
4.625%	12/01/42	314	386,567
4.800%	03/15/47	54	68,435
4.950%	10/01/44	199	256,646
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47	753	931,785
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56	1,030	1,337,641
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47	175	207,720
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
1.250%	01/15/26	249	248,002
2.000%	05/15/30	242	240,205
2.375%	10/15/22	98	99,419
3.125%	05/15/60	83	85,946
3.500%	06/15/23	226	234,784
3.750%	07/15/25	429	465,400
3.875%	08/15/59	578	692,467
4.250%	06/15/48	171	211,742
4.450%	12/15/48	132	168,748
5.700%	10/15/40	826	1,150,922

			15,055,823

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders — 0.1%
Lennar Corp.,
Gtd. Notes
4.500%	04/30/24	424	$450,818
4.750%	05/30/25	89	96,909
4.750%	11/29/27(a)	849	962,154
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43	66	83,271
Toll Brothers Finance Corp.,
Gtd. Notes
4.375%	04/15/23(a)	336	347,432

			1,940,584

Household Products/Wares — 0.0%
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25	24	24,526
Gtd. Notes, 144A
5.000%	10/01/29	54	56,771

			81,297

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.350%	04/01/23	526	542,621
4.700%	04/01/26	249	271,581

			814,202

Insurance — 0.4%
American International Group, Inc.,
Sr. Unsec’d. Notes
2.500%	06/30/25	424	437,585
3.750%	07/10/25	495	530,774
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.250%	01/15/49	920	1,128,989
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/03/26	551	591,730
Guardian Life Global Funding,
Sec’d. Notes, 144A
1.100%	06/23/25	319	316,098
MetLife, Inc.,
Jr. Sub. Notes
6.400%	12/15/66	1,990	2,450,527
New York Life Global Funding,
Sr. Sec’d. Notes, 144A
0.950%	06/24/25(a)	596	587,888
Principal Life Global Funding II,
Sec’d. Notes, 144A
1.250%	06/23/25	286	282,962
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	2,045	2,630,355

			8,956,908

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet — 1.2%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
3.600%	11/28/24(a)	1,065	$1,121,083
4.200%	12/06/47	1,136	1,255,209
Alphabet, Inc.,
Sr. Unsec’d. Notes
0.450%	08/15/25	231	225,740
0.800%	08/15/27	441	425,138
1.100%	08/15/30	513	483,312
2.050%	08/15/50	826	740,677
Amazon.com, Inc.,
Sr. Unsec’d. Notes
0.800%	06/03/25(a)	942	930,975
1.200%	06/03/27(a)	1,157	1,141,466
1.500%	06/03/30(a)	567	550,159
2.100%	05/12/31(a)	519	524,749
2.500%	06/03/50(a)	2,854	2,716,249
3.150%	08/22/27	297	321,019
3.875%	08/22/37	567	666,053
4.050%	08/22/47	706	859,474
4.250%	08/22/57	164	210,353
4.950%	12/05/44	171	233,420
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.875%	09/29/23	1,277	1,329,127
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.832%	02/08/51	430	401,023
Sr. Unsec’d. Notes, 144A, MTN
3.061%	07/13/31	4,602	4,493,328
4.027%	08/03/50	1,271	1,218,963
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
3.595%	01/19/28	2,345	2,500,386
3.680%	04/22/41	1,299	1,344,151
3.840%	04/22/51	2,825	2,969,017

			26,661,071

Iron/Steel — 0.1%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
7.000%	10/15/39	253	350,093
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.875%	11/21/36(a)	659	875,773
6.875%	11/10/39(a)	465	624,424

			1,850,290

Leisure Time — 0.0%
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/28(a)	655	651,382

Lodging — 0.5%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32	199	198,136
5.375%	05/01/25	336	349,347

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
5.750%	05/01/28	226	$241,520
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27(a)	1,014	1,046,984
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
2.900%	06/25/25(a)	1,654	1,656,026
3.200%	08/08/24	1,383	1,405,417
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
3.800%	01/08/26	780	782,191
5.125%	08/08/25	870	908,628
5.400%	08/08/28(a)	1,140	1,231,146
Sr. Unsec’d. Notes, 144A
2.300%	03/08/27	1,080	1,017,065
2.850%	03/08/29(a)	1,010	947,886
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	12/15/29(a)	300	267,180
5.625%	08/26/28(a)	1,402	1,290,372

			11,341,898

Machinery-Diversified — 0.1%
Deere & Co.,
Sr. Unsec’d. Notes
3.100%	04/15/30	132	142,228
3.750%	04/15/50	733	879,408
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.056%	04/05/25	417	424,970

			1,446,606

Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32	970	999,930
Sr. Unsec’d. Notes, 144A
4.500%	08/15/30	66	67,724
5.000%	02/01/28	265	274,759
5.125%	05/01/27	1,383	1,431,614
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.500%	03/01/42	360	349,304
4.200%	03/15/28	689	753,323
4.800%	03/01/50	199	223,074
4.908%	07/23/25	2,525	2,781,132
5.050%	03/30/29	1,928	2,215,964
5.375%	04/01/38	460	548,221
5.750%	04/01/48	33	41,206
6.484%	10/23/45	276	377,334
6.834%	10/23/55	171	244,935
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	44	47,384

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Comcast Corp.,
Gtd. Notes
2.800%	01/15/51	491	$468,046
3.150%	03/01/26(a)	347	370,107
3.250%	11/01/39	66	69,514
3.300%	04/01/27	683	735,666
3.375%	08/15/25	249	265,705
3.400%	04/01/30(a)	385	419,624
3.400%	07/15/46	61	64,274
3.750%	04/01/40	83	92,848
3.950%	10/15/25	3,631	3,969,705
3.969%	11/01/47	1,791	2,050,895
3.999%	11/01/49	208	241,034
4.000%	03/01/48	98	112,674
4.150%	10/15/28	585	663,860
4.200%	08/15/34	105	123,574
4.250%	10/15/30	276	318,551
4.250%	01/15/33	292	342,213
5.650%	06/15/35	89	117,701
Gtd. Notes, 144A
2.887%	11/01/51	550	532,095
2.937%	11/01/56	172	163,839
CSC Holdings LLC,
Gtd. Notes, 144A
4.500%	11/15/31	1,225	1,210,941
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29	501	455,850
5.875%	11/15/24	988	1,014,609
7.750%	07/01/26(a)	105	110,912
Sr. Sec’d. Notes, 144A
5.250%	12/01/26(a)	330	335,204
Fox Corp.,
Sr. Unsec’d. Notes
5.476%	01/25/39	1,185	1,524,598
Time Warner Cable LLC,
Sr. Sec’d. Notes
6.550%	05/01/37	183	239,722
7.300%	07/01/38	2,490	3,525,874
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	07/15/33	772	1,122,605
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
3.875%	04/01/24	314	330,204
Walt Disney Co. (The),
Gtd. Notes
6.650%	11/15/37	71	105,245

			31,453,593

Mining — 0.9%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.625%	09/11/24	630	661,440
4.000%	09/11/27	2,540	2,737,351
4.750%	04/10/27	1,070	1,191,707

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42	110	$142,485
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41	904	1,226,857
5.750%	05/01/43	144	195,970
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
2.875%	02/24/22	96	96,336
5.000%	09/30/43(a)	551	728,807
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23	12	12,418
4.550%	11/14/24	23	24,639
4.625%	08/01/30(a)	314	336,710
5.450%	03/15/43	1,188	1,493,463
Glencore Finance Canada Ltd. (Switzerland),
Gtd. Notes, 144A
5.550%	10/25/42	2,037	2,573,170
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
4.000%	03/27/27(a)	2,677	2,890,388
4.125%	05/30/23	28	29,143
4.125%	03/12/24	1,222	1,285,295
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.250%	11/08/42(a)	2,810	3,551,218
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.000%	08/15/40	61	77,764
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27	799	870,176

			20,125,337

Miscellaneous Manufacturing — 0.2%
3M Co.,
Sr. Unsec’d. Notes
2.375%	08/26/29(a)	749	768,527
3.050%	04/15/30	121	129,763
3.700%	04/15/50(a)	892	1,055,521
Eaton Corp.,
Gtd. Notes
4.150%	11/02/42	281	330,544
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35	1,542	1,849,392
General Electric Co.,
Sr. Unsec’d. Notes, MTN
6.750%	03/15/32	131	178,578

			4,312,325

Oil & Gas — 4.0%
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22	574	574,513

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
4.250%	01/15/44(a)	1,857	$1,895,386
4.375%	10/15/28(a)	589	641,930
4.750%	04/15/43	235	258,520
5.100%	09/01/40(a)	936	1,057,830
5.250%	02/01/42	90	104,046
5.350%	07/01/49	460	527,194
6.000%	01/15/37(a)	317	387,904
BP Capital Markets America, Inc.,
Gtd. Notes
3.000%	02/24/50	1,620	1,595,686
3.119%	05/04/26	567	600,229
3.410%	02/11/26(a)	1,189	1,271,854
3.633%	04/06/30	436	480,862
3.790%	02/06/24	137	144,600
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.506%	03/17/25(a)	1,829	1,948,653
3.535%	11/04/24	164	174,574
Chevron Corp.,
Sr. Unsec’d. Notes
1.554%	05/11/25	838	846,309
1.995%	05/11/27	292	297,020
3.078%	05/11/50	920	977,544
Chevron USA, Inc.,
Gtd. Notes
3.850%	01/15/28	1,102	1,224,396
ConocoPhillips,
Gtd. Notes, 144A
3.750%	10/01/27	309	338,175
4.300%	08/15/28	2,462	2,770,788
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	231	241,127
4.375%	01/15/28(a)	1,444	1,562,604
4.500%	04/15/23	496	512,072
4.900%	06/01/44	150	167,111
Gtd. Notes, 144A
2.268%	11/15/26	420	417,077
5.750%	01/15/31(a)	650	766,167
Coterra Energy, Inc.,
Sr. Unsec’d. Notes, 144A
3.900%	05/15/27	2,672	2,878,451
4.375%	03/15/29(a)	672	755,206
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30	261	280,142
4.750%	05/15/42	352	407,301
5.000%	06/15/45(a)	3,063	3,723,154
5.250%	10/15/27	158	166,418
5.600%	07/15/41	573	721,345
5.875%	06/15/28	85	92,171
Diamondback Energy, Inc.,
Gtd. Notes
3.500%	12/01/29	491	520,425
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.625%	11/02/31(a)	1,030	1,000,526

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
5.875%	05/28/45(a)	2,197	$2,104,152
EOG Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/35	706	800,716
4.150%	01/15/26	667	729,734
4.375%	04/15/30	164	189,595
4.950%	04/15/50(a)	215	292,000
EQT Corp.,
Sr. Unsec’d. Notes
3.000%	10/01/22	793	801,268
3.900%	10/01/27(a)	1,000	1,074,196
5.000%	01/15/29	177	197,019
6.625%	02/01/25	66	74,431
Sr. Unsec’d. Notes, 144A
3.125%	05/15/26	30	30,843
3.625%	05/15/31(a)	630	657,365
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
1.571%	04/15/23	66	66,756
2.992%	03/19/25	1,829	1,923,875
3.043%	03/01/26	1,047	1,108,873
3.452%	04/15/51	1,102	1,195,841
3.482%	03/19/30(a)	667	731,959
4.114%	03/01/46	1,747	2,043,126
4.327%	03/19/50	83	102,148
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
5.375%	04/24/30	260	303,435
6.375%	10/24/48	1,240	1,636,002
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29	171	179,350
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.000%	02/15/27(a)	567	576,014
3.400%	04/15/26(a)	887	909,575
4.100%	02/15/47(a)	1,895	1,864,434
4.200%	03/15/48	672	671,897
4.400%	04/15/46	358	369,467
4.500%	07/15/44	78	80,313
4.625%	06/15/45	1,058	1,100,320
5.550%	03/15/26	1,681	1,871,153
6.450%	09/15/36	877	1,118,210
6.600%	03/15/46(a)	981	1,273,228
6.625%	09/01/30(a)	1,460	1,807,290
7.500%	05/01/31	249	327,459
7.875%	09/15/31	2,294	3,071,819
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25	5,856	6,295,486
6.900%	03/19/49	1,246	1,328,110
7.250%	03/17/44	2,177	2,412,700
7.375%	01/17/27	585	679,448
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26(a)	1,336	1,352,551
6.375%	01/23/45(a)	1,987	1,728,133

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
6.625%	06/15/35	176	$169,214
Gtd. Notes, MTN
6.875%	08/04/26(a)	1,047	1,149,558
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.125%	01/15/26	220	213,988
2.150%	01/15/31	963	929,849
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
2.250%	07/12/31	2,151	2,131,086
3.125%	07/12/41	1,379	1,394,554
3.300%	07/12/51	1,385	1,430,905
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	270	279,415
5.000%	03/15/23	512	522,710
5.875%	07/01/22	22	22,193
Shell International Finance BV (Netherlands),
Gtd. Notes
2.750%	04/06/30	286	299,159
2.875%	05/10/26(a)	953	1,013,504
3.250%	04/06/50	1,399	1,491,211
4.375%	05/11/45	1,108	1,350,213
4.550%	08/12/43	557	696,306
6.375%	12/15/38	752	1,099,915
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24	1,066	1,139,092
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32	290	305,690
5.375%	02/01/29	30	31,780
5.375%	03/15/30	130	139,494

			93,219,437

Oil & Gas Services — 0.2%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
3.337%	12/15/27	862	919,599
Halliburton Co.,
Sr. Unsec’d. Notes
3.800%	11/15/25	23	24,824
7.450%	09/15/39	1,329	1,958,958
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28	726	785,209

			3,688,590

Packaging & Containers — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27(a)	430	434,222
Ball Corp.,
Gtd. Notes
3.125%	09/15/31	610	603,727

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
WestRock RKT LLC,
Gtd. Notes
4.000%	03/01/23	203	$208,515

			1,246,464

Pharmaceuticals — 2.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.300%	11/21/22	3,521	3,570,944
2.600%	11/21/24	783	812,101
2.950%	11/21/26	738	777,393
3.200%	11/21/29	3,863	4,135,510
3.450%	03/15/22	639	639,729
3.600%	05/14/25	826	877,812
3.750%	11/14/23	144	150,930
3.800%	03/15/25	1,091	1,163,832
4.250%	11/21/49	1,735	2,083,021
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
9.250%	04/01/26	286	303,732
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	02/15/29	1,361	1,207,888
5.250%	01/30/30	3,544	3,133,532
6.250%	02/15/29	1,300	1,236,979
7.250%	05/30/29	417	413,125
9.000%	12/15/25	375	395,162
Sr. Sec’d. Notes, 144A
5.500%	11/01/25	28	28,426
Bayer Corp. (Germany),
Gtd. Notes, 144A
6.650%	02/15/28(a)	673	821,251
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24	724	758,048
3.734%	12/15/24	117	124,443
4.685%	12/15/44	280	352,069
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.600%	05/16/22	343	345,876
2.900%	07/26/24	390	407,706
3.400%	07/26/29	1,889	2,066,171
3.550%	08/15/22	507	516,498
3.875%	08/15/25(a)	428	463,361
5.000%	08/15/45	1,472	1,960,250
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23	832	865,965
4.125%	11/15/25	491	537,565
4.375%	10/15/28	683	776,438
4.800%	08/15/38	1,654	2,033,003
4.900%	12/15/48	1,102	1,422,951
CVS Health Corp.,
Sr. Unsec’d. Notes
2.125%	09/15/31(a)	750	735,134
2.750%	12/01/22	1,345	1,363,715
3.250%	08/15/29	1,654	1,763,343

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
3.625%	04/01/27	203	$220,221
3.750%	04/01/30	507	556,763
3.875%	07/20/25	483	519,521
4.125%	04/01/40	210	240,428
4.250%	04/01/50	1,168	1,410,433
4.300%	03/25/28	394	442,441
5.050%	03/25/48	1,218	1,593,692
5.125%	07/20/45	452	587,712
CVS Pass-Through Trust,
Pass-Through Certificates
6.943%	01/10/30	274	326,951
Sr. Sec’d. Notes
6.036%	12/10/28	291	329,260
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
2.850%	05/08/22	66	66,568
Johnson & Johnson,
Sr. Unsec’d. Notes
0.550%	09/01/25	634	618,389
0.950%	09/01/27(a)	1,261	1,233,511
3.625%	03/03/37	551	634,385
Merck & Co., Inc.,
Sr. Unsec’d. Notes
0.750%	02/24/26(a)	904	885,528
1.450%	06/24/30	534	510,799
Pfizer, Inc.,
Sr. Unsec’d. Notes
0.800%	05/28/25(a)	1,074	1,060,744
1.700%	05/28/30(a)	694	678,834
2.625%	04/01/30	596	626,220
Teva Pharmaceutical Finance Co. BV (Israel),
Gtd. Notes
2.950%	12/18/22	276	276,202
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.800%	07/21/23	1,405	1,407,167
3.150%	10/01/26(a)	2,892	2,735,682
4.100%	10/01/46(a)	2,243	1,895,240
5.125%	05/09/29	1,960	1,935,306
7.125%	01/31/25	940	1,009,458

			60,045,358

Pipelines — 2.0%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.600%	11/02/47	1,000	1,182,446
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	242	252,472
3.302%	01/15/35	1,757	1,841,860
Cheniere Energy Partners LP,
Gtd. Notes
4.000%	03/01/31	210	220,634
Gtd. Notes, 144A
3.250%	01/31/32(a)	1,060	1,071,654

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Cheniere Energy, Inc.,
Sr. Sec’d. Notes
4.625%	10/15/28	990	$1,052,397
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.450%	11/03/36	210	274,861
Energy Transfer LP,
Jr. Sub. Notes, Series F
6.750%(ff)	05/15/25(oo)	858	865,300
Sr. Unsec’d. Notes
2.900%	05/15/25	452	467,041
3.750%	05/15/30(a)	2,490	2,646,389
4.950%	06/15/28	319	359,717
5.000%	05/15/50	164	188,836
5.250%	04/15/29	215	247,015
5.300%	04/01/44	78	89,325
5.400%	10/01/47	61	71,945
6.250%	04/15/49	1,499	1,960,287
7.500%	07/01/38	217	299,554
7.600%	02/01/24	297	327,123
Energy Transfer LP/Regency Energy Finance Corp.,
Sr. Unsec’d. Notes
4.500%	11/01/23	40	41,962
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30(a)	915	954,278
3.700%	01/31/51(a)	1,592	1,675,722
3.950%	01/31/60	408	440,395
4.150%	10/16/28	2,567	2,879,968
4.200%	01/31/50	441	498,669
4.800%	02/01/49	117	142,757
4.850%	03/15/44	171	205,851
7.550%	04/15/38	171	253,555
Kinder Morgan, Inc.,
Gtd. Notes
4.300%	06/01/25	309	334,380
4.300%	03/01/28	381	424,163
5.550%	06/01/45	242	306,271
Gtd. Notes, GMTN
7.750%	01/15/32	1,467	2,063,842
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38	1,152	1,296,219
4.700%	04/15/48	177	206,121
4.800%	02/15/29	877	1,002,633
4.875%	12/01/24	799	868,308
4.875%	06/01/25	838	917,028
5.200%	03/01/47	40	48,953
5.500%	02/15/49	807	1,032,028
Peru LNG Srl (Peru),
Sr. Unsec’d. Notes, 144A
5.375%	03/22/30	530	458,647
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32	1,185	1,648,389

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.875%	02/01/31(a)	704	$764,823
5.000%	01/15/28	220	232,051
5.375%	02/01/27	89	91,688
5.875%	04/15/26(a)	121	126,673
6.500%	07/15/27	231	247,504
6.875%	01/15/29(a)	567	634,467
Gtd. Notes, 144A
4.000%	01/15/32	93	97,368
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes, 144A
2.900%	03/01/30	1,994	2,028,839
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
7.850%	02/01/26	1,472	1,798,197
Western Midstream Operating LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.850%
1.972%(c)	01/13/23	258	257,572
Sr. Unsec’d. Notes
4.350%(cc)	02/01/25	727	756,971
4.500%	03/01/28	176	192,178
5.300%(cc)	02/01/30(a)	2,609	2,864,930
5.300%	03/01/48	60	72,297
5.500%	08/15/48	91	108,786
6.500%(cc)	02/01/50(a)	441	521,283
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30(a)	772	824,588
3.700%	01/15/23	203	207,408
3.750%	06/15/27	93	100,481
4.850%	03/01/48	270	328,686
7.750%	06/15/31	727	992,055
8.750%	03/15/32	117	173,550
Sr. Unsec’d. Notes, Series A
7.500%	01/15/31	943	1,281,937

			45,823,327

Real Estate Investment Trusts (REITs ) — 0.1%
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25	17	18,679
5.375%	04/15/26	144	160,840
Realty Income Corp.,
Sr. Unsec’d. Notes
4.875%	06/01/26	391	440,805
WEA Finance LLC/Westfield UK & Europe Finance PLC (France),
Gtd. Notes, 144A
3.750%	09/17/24	1,560	1,635,762

			2,256,086

Retail — 0.6%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.500%	02/15/29	585	579,127
3.875%	01/15/28	589	596,358

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.375%	06/20/27(a)	1,213	$1,204,267
1.600%	04/20/30	706	684,097
Dollar General Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/23	78	79,947
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.500%	04/15/27(a)	898	939,042
2.700%	04/15/30	408	428,513
3.300%	04/15/40	468	506,928
3.350%	04/15/50	1,361	1,487,884
3.900%	12/06/28	83	93,699
3.900%	06/15/47	78	91,610
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.500%	04/15/30	1,096	1,272,390
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
1.450%	09/01/25(a)	110	110,960
3.300%	07/01/25	463	491,402
3.375%	05/26/25(a)	336	357,138
3.500%	03/01/27(a)	1,113	1,205,705
3.500%	07/01/27	370	401,967
3.600%	07/01/30(a)	381	421,319
3.625%	09/01/49	83	91,785
3.700%	01/30/26	429	463,685
3.800%	04/01/28	375	412,167
4.200%	04/01/50	700	849,840
Target Corp.,
Sr. Unsec’d. Notes
2.250%	04/15/25	777	801,736
Walmart, Inc.,
Sr. Unsec’d. Notes
1.500%	09/22/28(a)	450	447,477
1.800%	09/22/31	230	227,764

			14,246,807

Semiconductors — 0.5%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	3,488	3,506,164
Intel Corp.,
Sr. Unsec’d. Notes
1.600%	08/12/28(a)	580	573,002
3.050%	08/12/51	280	287,182
3.700%	07/29/25	414	446,506
4.750%	03/25/50	931	1,238,364
NVIDIA Corp.,
Sr. Unsec’d. Notes
2.850%	04/01/30	297	315,122
3.500%	04/01/40	562	630,821
3.500%	04/01/50(a)	2,430	2,774,130
3.700%	04/01/60(a)	414	494,701

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
2.700%	05/01/25(a)	441	$455,607
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
1.750%	05/04/30	441	432,744

			11,154,343

Software — 0.6%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	08/08/26(a)	4,066	4,255,275
2.525%	06/01/50	71	69,678
2.675%	06/01/60	57	56,756
2.700%	02/12/25	441	461,227
2.875%	02/06/24	1,786	1,858,205
2.921%	03/17/52	158	167,309
3.041%	03/17/62	273	293,928
3.300%	02/06/27	370	402,808
3.450%	08/08/36	35	40,143
Oracle Corp.,
Sr. Unsec’d. Notes
1.650%	03/25/26(a)	2,319	2,299,720
2.875%	03/25/31(a)	2,535	2,547,698
salesforce.com, Inc.,
Sr. Unsec’d. Notes
3.250%	04/11/23	820	845,806

			13,298,553

Telecommunications — 2.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.650%	02/01/28(a)	2,131	2,086,930
2.300%	06/01/27	1,240	1,263,757
3.100%	02/01/43	2,357	2,282,680
3.300%	02/01/52	230	225,310
3.500%	09/15/53	987	997,612
3.550%	09/15/55	1,537	1,539,838
3.650%	09/15/59	270	272,548
3.800%	12/01/57	338	352,182
4.350%	06/15/45	242	273,853
5.350%	09/01/40	260	328,745
5.550%	08/15/41	250	326,296
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32	258	387,043
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25	485	558,711
7.875%	09/15/23	324	357,496
Telefonica Emisiones SA (Spain),
Gtd. Notes
4.895%	03/06/48(a)	1,135	1,363,973
5.213%	03/08/47	170	210,976
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26	226	226,258

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
2.625%	02/15/29	694	$683,123
2.875%	02/15/31(a)	513	506,475
3.500%	04/15/31(a)	826	859,870
Gtd. Notes, 144A
3.500%	04/15/31(a)	667	691,344
Sr. Sec’d. Notes
2.050%	02/15/28	203	201,905
2.550%	02/15/31	623	620,096
3.000%	02/15/41	40	38,976
3.500%	04/15/25	2,964	3,141,038
3.750%	04/15/27	137	148,341
3.875%	04/15/30	3,449	3,774,122
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.750%	01/20/31	853	807,348
2.100%	03/22/28	832	834,541
2.550%	03/21/31	2,469	2,494,100
2.625%	08/15/26	402	418,754
2.650%	11/20/40	1,983	1,882,157
2.875%	11/20/50	2,954	2,805,829
3.850%	11/01/42	304	339,036
3.875%	02/08/29	199	220,742
4.000%	03/22/50	1,312	1,508,784
4.125%	03/16/27	1,372	1,525,545
4.125%	08/15/46	358	415,434
4.329%	09/21/28	519	590,270
4.400%	11/01/34	187	217,710
4.500%	08/10/33	2,810	3,310,653
4.862%	08/21/46(a)	766	986,723
5.250%	03/16/37(a)	1,427	1,858,962
5.500%	03/16/47	110	154,790
Sr. Unsec’d. Notes, 144A
2.355%	03/15/32	2,389	2,356,254
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	05/30/28	1,237	1,393,699

			47,840,829

Transportation — 0.1%
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.150%	02/05/27	661	679,116
2.400%	02/05/30(a)	931	951,539
2.891%	04/06/36	137	143,381
3.750%	07/15/25(a)	578	623,896
3.750%	02/05/70(a)	936	1,070,764

			3,468,696

TOTAL CORPORATE BONDS (cost $760,920,071)			807,123,672

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 5.8%
Adjustable Rate Mortgage Trust,
Series 2005-05, Class 1A1
2.812%(cc)	09/25/35	84	75,705

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust,
Series 2005-J04, Class M2, 1 Month LIBOR + 0.960% (Cap 11.000%, Floor 0.960%)
1.062%(c)	07/25/35	134	$134,254
Banc of America Mortgage Trust,
Series 2003-H, Class 3A1
2.746%(cc)	09/25/33	51	51,503
Series 2005-H, Class 2A1
2.709%(cc)	09/25/35	34	33,349
Bear Stearns ALT-A Trust,
Series 2004-11, Class 1M1, 1 Month LIBOR + 0.900% (Cap 11.500%, Floor 0.900%)
1.002%(c)	11/25/34	3,324	3,339,185
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC05, Class A3, 1 Month LIBOR + 1.100% (Cap 8.500%, Floor 1.100%)
1.202%(c)	10/25/33	43	42,857
Connecticut Avenue Securities Trust,
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.153%(c)	01/25/40	682	684,410
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB06, Class A1
2.535%(cc)	11/20/34	47	48,066
Credit Suisse Mortgage Trust,
Series 2015-02R, Class 7A1, 144A
2.487%(cc)	08/27/36	576	584,409
Series 2018-J01, Class A2, 144A
3.500%(cc)	02/25/48	4,052	4,114,140
Series 2020-RPL4, Class A1, 144A
2.000%(cc)	01/25/60	1,609	1,618,521
Series 2021-2R, Class 1A1, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.852%(c)	07/25/47	2,213	2,230,714
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust,
Series 2006-PR01, Class 5AS4, IO, 144A
6.773%(cc)	04/15/36	21,196	4,235,632
Fannie Mae Connecticut Avenue Securities,
Series 2013-C01, Class M2, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.353%(c)	10/25/23	1,297	1,349,104
Series 2014-C01, Class M2, 1 Month LIBOR + 4.400% (Cap N/A, Floor 0.000%)
4.503%(c)	01/25/24	2,662	2,757,362
Series 2014-C02, Class 1M2, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.703%(c)	05/25/24	3,142	3,200,924
Series 2018-C01, Class 1M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.353%(c)	07/25/30	2,072	2,095,361
Fannie Mae Interest Strips,
Series 409, Class C01, IO
3.000%	11/25/26	623	27,856
Series 409, Class C02, IO
3.000%	04/25/27	753	36,200
Series 409, Class C13, IO
3.500%	11/25/41	433	42,147

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 409, Class C22, IO
4.500%	11/25/39	393	$54,537
Fannie Mae REMICS,
Series 2004-038, Class FK, 1 Month LIBOR + 0.350% (Cap 8.000%, Floor 0.350%)
0.452%(c)	05/25/34	120	120,430
Series 2010-027, Class AS, IO, 1 Month LIBOR x (1) + 6.480% (Cap 6.480%, Floor 0.000%)
6.378%(c)	04/25/40	341	58,931
Series 2010-123, Class PM
4.000%	07/25/40	1,618	1,700,266
Series 2011-099, Class KS, IO, 1 Month LIBOR x (1) + 6.700% (Cap 6.700%, Floor 0.000%)
6.598%(c)	10/25/26	423	35,443
Series 2012-028, Class B
6.500%	06/25/39	42	45,797
Series 2012-046, Class BA
6.000%	05/25/42	279	321,978
Series 2012-051, Class B
7.000%	05/25/42	118	142,142
Series 2012-070, Class YS, IO, 1 Month LIBOR x (1) + 6.650% (Cap 6.650%, Floor 0.000%)
6.548%(c)	02/25/41	7	68
Series 2012-074, Class OA, PO
0.304%(s)	03/25/42	55	52,261
Series 2012-074, Class SA, IO, 1 Month LIBOR x (1) + 6.650% (Cap 6.650%, Floor 0.000%)
6.548%(c)	03/25/42	362	49,922
Series 2012-075, Class AO, PO
0.304%(s)	03/25/42	83	78,338
Series 2012-075, Class NS, IO, 1 Month LIBOR x (1) + 6.600% (Cap 6.600%, Floor 0.000%)
6.498%(c)	07/25/42	31	5,139
Series 2012-133, Class CS, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.048%(c)	12/25/42	192	34,090
Series 2012-134, Class MS, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.048%(c)	12/25/42	181	31,151
Series 2013-009, Class BC
6.500%	07/25/42	385	451,697
Series 2013-009, Class CB
5.500%	04/25/42	989	1,112,846
Series 2013-009, Class SA, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.048%(c)	03/25/42	1,527	198,065
Series 2013-026, Class HI, IO
3.000%	04/25/32	398	7,843
Series 2013-073, Class IA, IO
3.000%	09/25/32	2,302	144,442
Series 2013-126, Class CS, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.048%(c)	09/25/41	980	104,507
Series 2015-055, Class IO, IO
1.416%(cc)	08/25/55	952	37,873

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-056, Class AS, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.048%(c)	08/25/45	256	$51,041
Series 2020-47, Class GZ
2.000%	07/25/50	739	680,590
Series 2020-56, Class DI, IO
2.500%	08/25/50	1,233	181,364
Series 2021-01, Class IG, IO
2.500%	02/25/51	2,143	301,543
Series 2021-03, Class QI, IO
2.500%	02/25/51	2,625	353,735
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class B1, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 0.000%)
2.403%(c)	01/25/50	2,143	2,141,705
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.953%(c)	02/25/50	4,765	4,781,874
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.853%(c)	08/25/50	1,286	1,292,710
Series 2021-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
1.850%(c)	01/25/51	2,045	2,049,517
Flagstar Mortgage Trust,
Series 2018-02, Class A4, 144A
3.500%(cc)	04/25/48	203	203,297
Freddie Mac Reference REMIC,
Series R007, Class ZA
6.000%	05/15/36	530	607,694
Freddie Mac REMICS,
Series 2957, Class ZA
5.000%	03/15/35	1,074	1,201,255
Series 3242, Class SC, IO, 1 Month LIBOR x (1) + 6.290% (Cap 6.290%, Floor 0.000%)
6.180%(c)	11/15/36	226	37,360
Series 3368, Class AI, IO, 1 Month LIBOR x (1) + 6.030% (Cap 6.030%, Floor 0.000%)
5.920%(c)	09/15/37	371	62,066
Series 3621, Class SB, IO, 1 Month LIBOR x (1) + 6.230% (Cap 6.230%, Floor 0.000%)
6.120%(c)	01/15/40	105	17,882
Series 3639, Class EY
5.000%	02/15/30	372	405,571
Series 3768, Class MB
4.000%	12/15/39	418	423,829
Series 3947, Class SG, IO, 1 Month LIBOR x (1) + 5.950% (Cap 5.950%, Floor 0.000%)
5.840%(c)	10/15/41	841	127,069
Series 4054, Class SA, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.940%(c)	08/15/39	338	52,274
Series 4119, Class IN, IO
3.500%	10/15/32	388	39,233
Series 4146, Class DI, IO
3.000%	12/15/31	1,232	67,048

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 4174, Class SA, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.090%(c)	05/15/39	28	$114
Series 4194, Class BI, IO
3.500%	04/15/43	367	43,038
Series 4210, Class Z
3.000%	05/15/43	501	514,608
Series 4239, Class IO, IO
3.500%	06/15/27	1,165	53,170
Series 4415, Class IO, IO
1.592%(cc)	04/15/41	624	34,539
Series 4813, Class CJ
3.000%	08/15/48	303	312,036
Series 5010, Class IK, IO
2.500%	09/25/50	639	81,941
Series 5010, Class JI, IO
2.500%	09/25/50	1,716	249,666
Series 5013, Class IN, IO
2.500%	09/25/50	741	108,754
Series 5018, Class MI, IO
2.000%	10/25/50	1,257	159,163
Series 5040, Class IB, IO
2.500%	11/25/50	465	54,981
Series 5059, Class IB, IO
2.500%	01/25/51	1,981	310,661
Series 5140, Class NI, IO
2.500%	05/25/49	2,066	279,065
Freddie Mac Strips,
Series 283, Class IO, IO
3.500%	10/15/27	334	18,600
Government National Mortgage Assoc.,
Series 2010-042, Class BS, IO, 1 Month LIBOR x (1) + 6.480% (Cap 6.480%, Floor 0.000%)
6.376%(c)	04/20/40	75	12,935
Series 2010-076, Class CS, IO, 1 Month LIBOR x (1) + 6.550% (Cap 6.550%, Floor 0.000%)
6.446%(c)	06/20/40	903	182,195
Series 2010-085, Class HS, IO, 1 Month LIBOR x (1) + 6.650% (Cap 6.650%, Floor 0.000%)
6.546%(c)	01/20/40	50	2,098
Series 2010-H11, Class FA, 1 Month LIBOR + 1.000% (Cap 11.000%, Floor 1.000%)
1.092%(c)	06/20/60	2,455	2,488,536
Series 2010-H26, Class LF, 1 Month LIBOR + 0.350% (Cap 13.898%, Floor 0.350%)
0.431%(c)	08/20/58	208	207,950
Series 2012-034, Class SA, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.946%(c)	03/20/42	700	134,317
Series 2012-043, Class SN, IO, 1 Month LIBOR x (1) + 6.600% (Cap 6.600%, Floor 0.000%)
6.493%(c)	04/16/42	359	78,588
Series 2012-066, Class CI, IO
3.500%	02/20/38	47	63
Series 2012-098, Class SA, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.993%(c)	08/16/42	283	51,354

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-124, Class AS, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.093%(c)	10/16/42	473	$88,932
Series 2013-069, Class AI, IO
3.500%	05/20/43	372	50,814
Series 2014-005, Class SP, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.043%(c)	06/16/43	352	29,417
Series 2018-037, Class QA
2.750%	03/20/48	296	309,350
Series 2018-H06, Class PF, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
0.381%(c)	02/20/68	386	385,182
Series 2018-H07, Class FD, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
0.381%(c)	05/20/68	673	671,340
Series 2018-H08, Class KF, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
0.381%(c)	05/20/68	312	311,052
Series 2018-H13, Class FC, 1 Month LIBOR + 0.300% (Cap 11.000%, Floor 0.300%)
0.381%(c)	07/20/68	483	482,096
Series 2018-H17, Class FG, 12 Month LIBOR + 0.250% (Cap 7.500%, Floor 0.250%)
0.478%(c)	10/20/68	2,729	2,698,747
Series 2019-090, Class AB
3.000%	07/20/49	1,128	1,172,500
Series 2020-047, Class MI, IO
3.500%	04/20/50	1,102	145,402
Series 2020-047, Class NI, IO
3.500%	04/20/50	475	70,224
Series 2020-123, Class IL, IO
2.500%	08/20/50	525	67,169
Series 2020-123, Class NI, IO
2.500%	08/20/50	1,595	204,033
Series 2020-127, Class IN, IO
2.500%	08/20/50	719	95,773
Series 2020-129, Class IE, IO
2.500%	09/20/50	631	86,806
Series 2020-160, Class IH, IO
2.500%	10/20/50	513	67,239
Series 2020-160, Class VI, IO
2.500%	10/20/50	628	82,788
Series 2020-160, Class YI, IO
2.500%	10/20/50	2,205	291,733
Series 2020-181, Class WI, IO
2.000%	12/20/50	4,468	456,641
Series 2020-H09, Class NF, 1 Month LIBOR + 1.250% (Cap 11.000%, Floor 1.250%)
1.354%(c)	04/20/70	1,046	1,075,233
Series 2020-H12, Class F, 1 Month LIBOR + 0.500% (Cap 7.500%, Floor
0.500%)
0.604%(c)	07/20/70	513	516,705
Series 2020-H13, Class FA, 1 Month LIBOR + 0.450% (Cap 7.500%, Floor 0.450%)
0.554%(c)	07/20/70	6,611	6,648,496

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-H13, Class FC, 1 Month LIBOR + 0.450% (Cap 7.500%, Floor 0.450%)
0.554%(c)	07/20/70	6,558	$6,592,900
Series 2020-H13, Class FM, 1 Month LIBOR + 0.400% (Cap 11.000%, Floor 0.400%)
0.504%(c)	08/20/70	3,492	3,495,810
Series 2021-29, Class TI, IO
2.500%	02/20/51	1,387	256,907
GreenPoint Mortgage Funding Trust,
Series 2005-AR04, Class G41B, 1 Month LIBOR + 0.200% (Cap 10.500%, Floor 0.200%)
0.302%(c)	10/25/45	69	64,530
Series 2006-AR03, Class 3A1, 1 Month LIBOR + 0.460% (Cap 10.500%, Floor 0.460%)
0.562%(c)	04/25/36	25	33,768
GSR Mortgage Loan Trust,
Series 2005-08F, Class 2A1
5.500%	11/25/35	50	52,371
HarborView Mortgage Loan Trust,
Series 2004-11, Class 3A3, 1 Month LIBOR + 0.760% (Cap 10.500%, Floor 0.760%)
0.864%(c)	01/19/35	49	44,989
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR27, Class 2A2, 1 Month LIBOR + 0.400% (Cap 10.500%, Floor 0.400%)
0.502%(c)	10/25/36	262	256,344
JPMorgan Mortgage Trust,
Series 2005-A06, Class 2A4
2.545%(cc)	08/25/35	117	118,452
Series 2005-S03, Class 1A1
6.500%	01/25/36	762	544,976
Series 2018-05, Class A1, 144A
3.500%(cc)	10/25/48	1,590	1,600,928
Legacy Mortgage Asset Trust,
Series 2020-GS05, Class A1, 144A
3.250%	06/25/60	2,581	2,609,634
Merrill Lynch Mortgage Investors Trust,
Series 2006-01, Class 2A1
1.960%(cc)	02/25/36	69	72,169
Mill City Mortgage Loan Trust,
Series 2019-GS01, Class M2, 144A
3.250%(cc)	07/25/59	4,425	4,594,508
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 2A
2.538%(cc)	07/25/34	87	89,556
Series 2005-10, Class 1A1, 1 Month LIBOR + 0.700% (Cap 5.750%, Floor 0.700%)
0.802%(c)	12/25/35	342	247,893
MRA Issuance Trust,
Series 2021-EBO4, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.849%(c)	02/16/22	8,570	8,570,889
New Residential Mortgage Loan Trust,
Series 2018-RPL01, Class M2, 144A
3.500%(cc)	12/25/57	2,303	2,373,923
Series 2019-03A, Class A1A, 144A
3.750%(cc)	11/25/58	2,801	2,925,120

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-06A, Class B1, 144A
4.000%(cc)	09/25/59	2,049	$2,196,712
Series 2019-06A, Class B2, 144A
4.250%(cc)	09/25/59	2,049	2,196,098
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2005-AR01, Class M1, 1 Month LIBOR + 1.070% (Cap 11.000%, Floor 1.070%)
1.172%(c)	02/25/35	1,172	1,199,499
Series 2006-AF01, Class 2A
3.271%(cc)	06/25/36	316	277,016
Nomura Asset Acceptance Corp. Reperforming Loan REMIC Trust Certificates,
Series 2004-R03, Class A1, 144A
6.500%	02/25/35	660	666,403
PMT Credit Risk Transfer Trust,
Series 2019-02R, Class A, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.852%(c)	05/27/23	3,120	3,092,011
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
3.002%(c)	02/27/24	1,440	1,459,011
RAMP Trust,
Series 2005-SL01, Class A7
8.000%	05/25/32	62	48,959
RBSGC Mortgage Loan Trust,
Series 2007-B, Class 1A4, 1 Month LIBOR + 0.450% (Cap 6.500%, Floor 0.450%)
0.552%(c)	01/25/37	247	95,158
Residential Asset Securitization Trust,
Series 2007-A07, Class A3
6.000%	07/25/37	917	513,807
SACO I Trust,
Series 2007-VA01, Class A, 144A
5.040%(cc)	06/25/21	44	38,794
Seasoned Credit Risk Transfer Trust,
Series 2017-02, Class M1, 144A
4.000%(cc)	08/25/56	4,681	4,717,098
Series 2017-02, Class M2, 144A
4.000%(cc)	08/25/56	6,701	6,827,980
Series 2017-03, Class M2, 144A
4.750%(cc)	07/25/56	4,485	4,593,818
Series 2021-01, Class M, 144A
4.250%	09/25/60	1,433	1,462,789
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-13, Class A2, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
0.402%(c)	09/25/34	118	113,399
Wachovia Mortgage Loan Trust LLC,
Series 2005-A, Class 1A1
2.178%(cc)	08/20/35	22	22,833
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2003-AR09, Class 1A7
2.515%(cc)	09/25/33	49	49,536
Series 2005-AR13, Class A1C3, 1 Month LIBOR + 0.980% (Cap 10.500%, Floor 0.980%)
1.082%(c)	10/25/45	670	666,438

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR04, Class 2A1
2.793%(cc)	04/25/36		18	$17,184

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $130,592,408)				132,754,376

SOVEREIGN BONDS — 9.2%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	10/11/22		2,020	2,049,807
3.125%	09/30/49		6,293	6,443,612
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.500%(cc)	07/09/30		1,066	373,439
1.000%	07/09/29		375	136,401
1.125%(cc)	07/09/35		5,208	1,659,012
2.500%(cc)	07/09/41		5,168	1,830,823
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes, 144A
6.950%	11/20/29		441	380,607
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
3.717%	01/25/27		865	925,650
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series NTNF
10.000%	01/01/23	BRL	38,299	6,765,857
10.000%	01/01/25	BRL	60,998	10,774,036
10.000%	01/01/27	BRL	28,439	4,984,664
10.000%	01/01/31	BRL	55,071	9,468,150
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
2.625%	01/05/23		670	681,712
4.625%	01/13/28(a)		1,328	1,385,868
5.000%	01/27/45		2,945	2,759,914
5.625%	01/07/41		2,185	2,236,060
5.625%	02/21/47		5,101	5,087,395
China Government Bond (China),
Sr. Unsec’d. Notes
3.310%	11/30/25	CNH	7,000	1,126,771
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.250%	04/22/32		1,390	1,251,394
4.125%	02/22/42(a)		1,402	1,172,603
5.625%	02/26/44		1,441	1,396,318
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.500%	01/11/28(a)		410	442,272
4.350%	01/11/48		2,543	2,925,774
Sr. Unsec’d. Notes, 144A
5.250%	01/08/47		1,544	1,984,234
Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/25/22		270	272,397
4.750%	07/18/47		400	485,573
5.125%	01/15/45		2,111	2,631,158
Sr. Unsec’d. Notes, EMTN
3.750%	04/25/22		2,287	2,307,301

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Indonesia Treasury Bond (Indonesia),
Bonds, Series 087
6.500%	02/15/31	IDR	296,563,000	$21,020,859
Bonds, Series 091
6.375%	04/15/32	IDR	46,629,000	3,299,304
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
2.750%	07/03/30		1,150	1,222,451
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
3.500%	03/20/27		2,071	2,256,725
Mexican Bonos (Mexico),
Bonds, Series M
8.000%	11/07/47	MXN	614,640	29,800,290
Sr. Unsec’d. Notes, Series M
7.750%	11/23/34	MXN	79,630	3,923,465
7.750%	11/13/42	MXN	181,734	8,619,031
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29	MXN	127,130	6,574,723
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.600%	02/10/48(a)		1,106	1,180,032
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/10		588	677,600
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, 144A
7.143%	02/23/30		874	857,703
Sr. Unsec’d. Notes, 144A, MTN
6.500%	11/28/27		1,140	1,134,520
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	04/01/56		867	954,979
Sr. Unsub. Notes
2.252%	09/29/32(a)		1,476	1,403,542
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		1,399	1,392,930
5.625%	11/18/50(a)		1,035	1,455,249
6.550%	03/14/37		83	113,107
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.000%	03/14/29		2,757	3,108,093
4.400%	04/16/50		390	486,115
4.817%	03/14/49		1,731	2,272,659
5.103%	04/23/48		525	709,716
Republic of Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
6.875%	06/24/24		1,050	1,109,079
Sr. Unsec’d. Notes, 144A
6.300%	01/23/34(a)		1,572	1,542,393
7.250%	02/28/28		1,070	1,150,705
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
4.000%	01/22/24		2,716	2,876,948
Russian Federal Bond - OFZ (Russia),
Bonds, Series 6207
8.150%	02/03/27	RUB	252,350	3,346,100

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Bonds, Series 6211
7.000%	01/25/23	RUB	94,015	$1,239,347
Bonds, Series 6212
7.050%	01/19/28	RUB	326,848	4,096,918
Bonds, Series 6215
7.000%	08/16/23	RUB	256,388	3,352,451
Bonds, Series 6219
7.750%	09/16/26	RUB	43,880	571,452
Bonds, Series 6224
6.900%	05/23/29	RUB	839,717	10,353,350
Bonds, Series 6225
7.250%	05/10/34	RUB	24,071	296,155
Bonds, Series 6228
7.650%	04/10/30	RUB	403,247	5,177,107
Bonds, Series 6230
7.700%	03/16/39	RUB	578,966	7,329,660
State of Israel (Israel),
Sr. Unsec’d. Notes
3.375%	01/15/50		1,220	1,321,466
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55(a)		534	700,877

TOTAL SOVEREIGN BONDS (cost $229,434,849)				210,865,903

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.9%
Federal Home Loan Mortgage Corp.
2.000%	09/01/41		3,422	3,477,197
2.000%	11/01/50		1,193	1,192,875
2.000%	02/01/51		156	156,010
2.000%	02/01/51		273	273,638
2.000%	02/01/51		1,066	1,066,337
2.000%	03/01/51		51	51,409
2.000%	03/01/51		68	68,262
2.000%	03/01/51		160	160,281
2.000%	03/01/51		314	313,390
2.000%	03/01/51		324	323,552
2.000%	03/01/51		351	351,858
2.000%	03/01/51		352	353,052
2.000%	03/01/51		397	396,915
2.000%	03/01/51		417	416,281
2.000%	03/01/51		1,339	1,335,819
2.000%	04/01/51		160	161,548
2.000%	04/01/51		308	309,721
2.000%	04/01/51		404	407,399
2.000%	04/01/51		486	485,777
2.000%	11/01/51		394	392,649
2.000%	11/01/51		399	398,688
2.000%	11/01/51		599	598,182
2.000%	11/01/51		798	796,946
2.000%	12/01/51		300	299,353
2.500%	04/01/41		209	215,395
2.500%	11/01/50		94	97,379
2.500%	11/01/50		197	201,805
2.500%	11/01/50		311	319,840
2.500%	12/01/50		2,097	2,155,195
2.500%	01/01/51		88	90,129
2.500%	01/01/51		1,550	1,590,563

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	02/01/51	492	$504,397
2.500%	03/01/51	354	366,254
2.500%	05/01/51	188	195,088
2.500%	07/01/51	198	203,024
2.500%	07/01/51	393	403,161
2.500%	07/01/51	1,460	1,498,743
2.500%	07/01/51	6,879	7,071,932
2.500%	08/01/51	95	97,343
2.500%	08/01/51	289	296,651
2.500%	08/01/51	382	391,874
2.500%	08/01/51	386	396,449
2.500%	09/01/51	589	604,569
3.000%	09/01/32	333	349,601
3.000%	10/01/32	204	214,781
3.000%	04/01/38	47	49,211
3.000%	01/01/47	649	687,134
3.000%	01/01/47	979	1,032,124
3.000%	09/01/48	55	58,403
3.000%	09/01/49	1,620	1,700,577
3.000%	03/01/50	106	110,659
3.000%	07/01/50	2,391	2,497,503
3.000%	09/01/50	14,102	14,713,396
3.500%	01/01/38	977	1,048,414
3.500%	11/01/42	21	22,966
3.500%	06/01/46	32	34,402
3.500%	07/01/47	39	41,033
3.500%	12/01/47	345	371,415
3.500%	01/01/48	272	287,807
3.500%	03/01/48	464	492,093
3.500%	05/01/50	663	709,968
4.000%	03/01/42	415	456,267
4.000%	10/01/42	824	898,566
4.000%	04/01/43	422	460,357
4.000%	05/01/43	55	60,904
4.000%	06/01/43	38	41,118
4.000%	06/01/43	39	42,917
4.000%	06/01/43	39	42,978
4.000%	06/01/43	44	48,041
4.000%	06/01/43	45	49,736
4.000%	07/01/43	176	193,299
4.000%	07/01/43	201	223,548
4.000%	08/01/43	199	217,732
4.000%	03/01/44	319	350,555
4.000%	07/01/44	99	107,941
4.000%	02/01/45	193	208,223
4.000%	05/01/45	27	28,871
4.000%	03/01/46	272	294,565
4.000%	05/01/46	312	338,352
4.000%	07/01/46	273	290,518
4.000%	07/01/47	182	196,890
4.000%	12/01/47	916	981,959
4.000%	04/01/49	1,332	1,439,580
4.500%	09/01/23	26	27,457
4.500%	08/01/24	18	18,957
4.500%	12/01/43	652	719,083
4.500%	03/01/44	467	515,736
4.500%	04/01/44	51	55,051
4.500%	04/01/44	157	171,711

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	04/01/44	180	$195,964
4.500%	04/01/44	223	246,745
4.500%	04/01/44	229	249,958
4.500%	04/01/44	279	305,484
4.500%	04/01/44	349	391,172
4.500%	04/01/44	400	444,079
4.500%	04/01/44	1,263	1,402,651
5.000%	07/01/25	31	33,602
5.000%	06/01/26	85	87,828
5.000%	05/01/36	17	19,439
5.000%	03/01/38	126	142,982
5.000%	06/01/41	55	61,932
5.000%	05/01/48	110	121,052
5.000%	06/01/48	20	22,674
5.500%	12/01/38	92	104,679
5.500%	12/01/38	214	245,169
6.500%	09/01/39	77	86,316
6.500%	09/01/39	226	261,605
7.000%	03/01/39	80	94,032
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.620% (Cap
7.876%, Floor 1.620%)
2.875%(c)	11/01/47	1,351	1,395,354
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.628% (Cap
8.016%, Floor 1.628%)
3.016%(c)	11/01/48	1,025	1,058,140
Federal National Mortgage Assoc.
1.500%	12/01/35	402	403,653
1.500%	03/01/36	102	102,709
2.000%	TBA	15,000	14,920,385
2.000%	08/01/50	185	185,352
2.000%	09/01/50	186	185,836
2.000%	01/01/51	354	353,927
2.000%	01/01/51	515	513,778
2.000%	01/01/51	605	604,196
2.000%	02/01/51	151	152,883
2.000%	02/01/51	152	153,162
2.000%	02/01/51	160	160,293
2.000%	02/01/51	202	202,046
2.000%	02/01/51	217	216,810
2.000%	02/01/51	243	243,753
2.000%	02/01/51	254	256,413
2.000%	02/01/51	345	345,487
2.000%	02/01/51	567	566,432
2.000%	02/01/51	578	577,309
2.000%	02/01/51	963	965,955
2.000%	03/01/51	51	50,820
2.000%	03/01/51	100	99,773
2.000%	03/01/51	103	103,017
2.000%	03/01/51	103	103,398
2.000%	03/01/51	107	106,600
2.000%	03/01/51	108	107,998
2.000%	03/01/51	209	210,289
2.000%	03/01/51	211	210,533
2.000%	03/01/51	216	216,415
2.000%	03/01/51	232	231,982
2.000%	03/01/51	310	310,281
2.000%	03/01/51	311	310,431
2.000%	03/01/51	312	313,178

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	03/01/51	402	$401,112
2.000%	03/01/51	413	412,467
2.000%	03/01/51	413	413,727
2.000%	03/01/51	425	424,216
2.000%	03/01/51	978	975,633
2.000%	03/01/51	1,408	1,405,870
2.000%	04/01/51	155	155,698
2.000%	04/01/51	157	158,065
2.000%	04/01/51	161	162,226
2.000%	04/01/51	308	309,119
2.000%	04/01/51	357	359,087
2.000%	04/01/51	1,451	1,448,800
2.000%	04/01/51	1,606	1,603,663
2.000%	07/01/51	781	781,317
2.000%	10/01/51	797	796,776
2.000%	11/01/51	499	498,807
2.500%	TBA	1,100	1,122,263
2.500%	TBA	6,600	6,716,821
2.500%	03/01/38	1,474	1,517,654
2.500%	03/01/41	265	275,891
2.500%	04/01/41	315	328,472
2.500%	04/01/41	936	978,013
2.500%	04/01/41	1,142	1,182,852
2.500%	05/01/41	2,498	2,578,807
2.500%	09/01/50	470	485,768
2.500%	10/01/50	49	50,256
2.500%	11/01/50	357	366,044
2.500%	11/01/50	475	490,847
2.500%	12/01/50	357	365,949
2.500%	01/01/51	735	755,166
2.500%	02/01/51	275	283,956
2.500%	02/01/51	1,138	1,167,781
2.500%	02/01/51	1,160	1,190,650
2.500%	03/01/51	567	585,210
2.500%	04/01/51	341	352,459
2.500%	04/01/51	578	595,969
2.500%	04/01/51	801	820,417
2.500%	05/01/51	454	466,046
2.500%	05/01/51	525	541,310
2.500%	06/01/51	187	194,599
2.500%	06/01/51	273	279,983
2.500%	06/01/51	580	595,896
2.500%	06/01/51	929	956,311
2.500%	07/01/51	297	307,395
2.500%	07/01/51	387	396,617
2.500%	07/01/51	490	502,446
2.500%	07/01/51	578	592,395
2.500%	07/01/51	773	794,203
2.500%	08/01/51	293	300,782
2.500%	08/01/51	297	304,897
2.500%	08/01/51	594	608,642
2.500%	09/01/51	99	102,840
2.500%	09/01/51	198	204,004
2.500%	09/01/51	3,263	3,347,034
2.500%	10/01/51	399	407,417
2.500%	10/01/51	1,280	1,318,278
2.790%	08/01/29	2,591	2,774,138
3.000%	TBA	200	206,888

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	TBA	1,100	$1,139,560
3.000%	07/01/35	84	88,940
3.000%	02/01/36	658	695,711
3.000%	04/01/36	503	530,751
3.000%	07/01/36	1,634	1,715,766
3.000%	08/01/36	923	970,271
3.000%	10/01/36	3,482	3,663,251
3.000%	12/01/36	2,618	2,752,614
3.000%	12/01/37	72	75,438
3.000%	06/01/38	873	916,316
3.000%	03/01/40	758	795,927
3.000%	09/01/42	1,332	1,413,909
3.000%	12/01/42	25	26,967
3.000%	12/01/42	42	43,576
3.000%	01/01/43	8	8,048
3.000%	01/01/43	27	28,768
3.000%	01/01/43	41	43,590
3.000%	01/01/43	64	67,618
3.000%	01/01/43	78	82,721
3.000%	01/01/43	255	270,539
3.000%	01/01/43	279	294,509
3.000%	02/01/43	38	40,518
3.000%	07/01/46	1,265	1,333,537
3.000%	08/01/49	41	43,548
3.000%	08/01/49	250	264,318
3.000%	02/01/50	276	289,277
3.000%	07/01/50	4,834	5,053,469
3.000%	08/01/50	377	393,063
3.000%	08/01/50	3,859	4,064,011
3.040%	06/01/29	551	599,930
3.160%	05/01/29	516	563,546
3.500%	TBA	2,800	2,943,472
3.500%	12/01/34	281	300,453
3.500%	01/01/35	176	188,133
3.500%	02/01/37	251	268,222
3.500%	03/01/37	152	162,252
3.500%	12/01/37	195	209,880
3.500%	08/01/39	227	241,426
3.500%	02/01/40	243	259,465
3.500%	02/01/40	650	702,814
3.500%	09/01/42	309	331,591
3.500%	12/01/42	168	181,494
3.500%	01/01/43	1,529	1,643,240
3.500%	03/01/43	1,084	1,170,544
3.500%	04/01/43	1,005	1,085,770
3.500%	04/01/43	1,035	1,128,518
3.500%	06/01/43	1,055	1,149,858
3.500%	06/01/43	1,179	1,285,814
3.500%	07/01/43	1,522	1,659,196
3.500%	08/01/44	712	761,748
3.500%	04/01/45	287	308,373
3.500%	01/01/46	249	266,490
3.500%	01/01/46	300	323,307
3.500%	12/01/46	490	524,546
3.500%	01/01/47	8	8,518
3.500%	09/01/47	491	521,461
3.500%	10/01/47	881	937,229
3.500%	11/01/47	1,251	1,348,264

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	04/01/48	1,469	$1,568,302
3.500%	05/01/48	500	528,313
3.500%	02/01/50	2,492	2,639,813
3.500%	05/01/50	952	1,011,819
3.500%	08/01/50	1,049	1,114,558
3.500%	08/01/50	1,831	1,955,558
3.500%	10/01/50	189	200,589
3.500%	02/01/51	83	88,716
3.500%	06/01/51	186	198,751
4.000%	TBA	300	319,101
4.000%	10/01/40	600	656,718
4.000%	01/01/42	808	886,817
4.000%	04/01/42	65	70,866
4.000%	07/01/42	703	772,595
4.000%	10/01/42	381	414,111
4.000%	11/01/42	694	756,099
4.000%	12/01/42	59	64,296
4.000%	12/01/42	89	97,620
4.000%	12/01/42	282	307,439
4.000%	04/01/43	67	73,574
4.000%	06/01/43	25	26,850
4.000%	06/01/43	28	30,284
4.000%	06/01/43	30	32,517
4.000%	06/01/43	45	49,037
4.000%	06/01/43	48	53,204
4.000%	06/01/43	50	54,506
4.000%	06/01/43	53	58,675
4.000%	06/01/43	65	72,551
4.000%	06/01/43	69	75,989
4.000%	06/01/43	72	78,563
4.000%	06/01/43	86	94,176
4.000%	06/01/43	89	98,546
4.000%	06/01/43	166	182,556
4.000%	06/01/43	171	187,945
4.000%	07/01/43	46	51,211
4.000%	07/01/43	170	187,128
4.000%	07/01/43	259	284,548
4.000%	07/01/43	270	297,468
4.000%	01/01/45	438	481,347
4.000%	02/01/45	1,313	1,446,781
4.000%	02/01/47	216	233,836
4.000%	04/01/47	3,593	3,880,120
4.000%	08/01/47	199	212,965
4.000%	10/01/47	520	556,488
4.000%	01/01/48	44	47,051
4.000%	01/01/48	174	187,005
4.000%	02/01/48	118	127,331
4.000%	06/01/48	243	261,205
4.000%	10/01/48	699	750,606
4.000%	02/01/56	4,561	5,113,215
4.000%	06/01/57	441	484,121
4.500%	04/01/31	106	115,023
4.500%	05/01/31	357	385,918
4.500%	06/01/31	127	137,009
4.500%	11/01/31	156	169,027
4.500%	12/01/31	41	44,024
4.500%	12/01/31	167	180,927
4.500%	12/01/39	4	4,401

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/01/41	149	$164,093
4.500%	10/01/41	66	72,756
4.500%	10/01/41	122	133,505
4.500%	10/01/41	218	241,332
4.500%	09/01/42	29	32,122
4.500%	09/01/43	26	28,418
4.500%	09/01/43	37	40,454
4.500%	09/01/43	246	271,173
4.500%	10/01/43	20	21,678
4.500%	10/01/43	48	53,089
4.500%	10/01/43	153	168,688
4.500%	10/01/43	190	208,985
4.500%	11/01/43	70	77,356
4.500%	11/01/43	134	146,876
4.500%	12/01/43	75	81,847
4.500%	12/01/43	173	189,719
4.500%	01/01/44	74	81,131
4.500%	01/01/44	108	117,891
4.500%	01/01/44	118	129,719
4.500%	01/01/44	155	171,363
4.500%	01/01/44	660	731,733
4.500%	02/01/44	23	24,474
4.500%	02/01/44	24	26,364
4.500%	02/01/44	51	55,908
4.500%	02/01/44	53	57,217
4.500%	02/01/44	264	291,979
4.500%	02/01/44	461	501,221
4.500%	03/01/44	49	54,511
4.500%	03/01/44	114	124,249
4.500%	04/01/44	9	9,695
4.500%	04/01/44	73	78,806
4.500%	04/01/44	116	126,777
4.500%	04/01/44	173	188,548
4.500%	04/01/44	231	256,245
4.500%	04/01/44	341	381,061
4.500%	05/01/44	33	36,658
4.500%	05/01/44	229	252,496
4.500%	01/01/45	68	75,683
4.500%	07/01/48	80	87,236
4.500%	07/01/48	916	1,005,788
4.500%	03/01/50	484	530,470
4.500%	09/01/57	1,498	1,663,394
4.500%	08/01/58	526	587,978
5.000%	07/01/33	56	63,107
5.000%	09/01/33	67	75,006
5.000%	10/01/35	192	216,633
5.000%	08/01/38	893	1,008,352
5.000%	01/01/39	9	10,750
5.000%	12/01/39	8	8,741
5.000%	05/01/40	12	13,449
5.000%	05/01/40	16	17,257
5.000%	06/01/40	49	54,860
5.000%	07/01/40	15	16,545
5.000%	11/01/40	260	294,666
5.000%	01/01/41	42	45,975
5.000%	02/01/41	25	27,299
5.000%	04/01/41	42	47,070
5.000%	05/01/41	51	56,772

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	05/01/41	78	$87,694
5.000%	05/01/41	84	94,468
5.000%	05/01/41	132	149,349
5.000%	05/01/41	386	435,972
5.000%	06/01/41	56	63,263
5.500%	11/01/28	16	17,287
5.500%	09/01/36	226	256,401
5.500%	03/01/37	7	7,513
5.500%	04/01/37	2	2,838
5.500%	05/01/37	102	117,086
5.500%	03/01/38	8	8,789
5.500%	06/01/38	122	133,990
5.500%	08/01/38	137	157,034
5.500%	05/01/40	16	18,143
5.500%	09/01/56	1,710	1,996,918
6.000%	04/01/33	42	48,012
6.000%	02/01/34	11	12,907
6.000%	11/01/35	72	82,587
6.000%	08/01/37	14	15,667
6.000%	08/01/37	156	178,852
6.000%	09/01/37	38	43,267
6.000%	07/01/41	394	454,308
6.500%	05/01/40	1,309	1,521,884
7.000%	04/01/37	85	98,522
7.000%	02/01/39	198	234,848
7.000%	02/01/39	296	349,135
Government National Mortgage Assoc.
3.000%	TBA	400	413,861
3.000%	09/15/42	536	570,186
3.000%	09/15/42	598	629,918
3.000%	10/15/42	626	655,388
3.000%	10/15/42	1,649	1,726,532
3.000%	11/15/42	2	1,837
3.000%	11/15/42	830	868,929
3.000%	01/20/46	96	99,845
3.000%	11/20/46	317	330,939
3.000%	02/20/47	142	148,605
3.000%	04/20/47	48	49,616
3.000%	03/20/50	65	66,482
3.000%	09/20/51	3,036	3,149,219
3.500%	06/20/44	114	121,473
3.500%	03/20/45	92	97,697
3.500%	01/20/46	224	237,571
3.500%	03/20/46	1,169	1,236,527
3.500%	04/20/46	599	632,645
3.500%	05/20/46	283	297,551
3.500%	06/20/46	482	507,887
3.500%	07/20/46	293	308,756
3.500%	09/20/46	22	23,272
3.500%	09/20/46	359	378,205
3.500%	05/20/47	1,641	1,723,981
3.500%	09/20/47	1,911	2,012,964
3.500%	06/15/48	319	340,713
3.500%	05/15/50	446	472,761
4.000%	04/20/39	6	6,563
4.000%	06/20/47	840	894,075
4.000%	07/20/47	264	281,795
4.000%	10/20/49	201	215,266

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	11/20/49	1,465	$1,529,135
4.000%	01/20/50	174	188,755
4.000%	02/20/50	162	174,682
4.500%	01/20/40	181	198,066
4.500%	05/20/40	225	246,736
4.500%	09/20/40	7	7,517
4.500%	01/20/41	42	46,796
4.500%	07/20/41	276	305,055
4.500%	08/20/47	485	520,783
4.500%	04/20/48	762	812,073
4.500%	05/20/48	30	31,881
4.500%	06/20/48	452	481,230
4.500%	07/20/48	212	225,808
4.500%	08/20/48	1,668	1,766,600
4.500%	09/20/48	157	166,745
4.500%	10/20/48	523	552,897
4.500%	12/20/48	240	253,970
4.500%	01/20/49	172	182,215
4.500%	04/20/49	62	65,924
4.500%	02/20/50	332	351,782
4.500%	03/20/50	217	229,072
4.500%	11/20/50	710	752,889
4.500%	12/20/50	342	363,207
5.000%	04/15/40	1,230	1,420,180
5.000%	05/15/40	76	87,009
5.000%	07/20/40	33	37,439
5.000%	07/20/40	180	200,948
5.000%	09/20/40	111	125,305
5.000%	11/20/40	96	108,652
5.000%	10/20/47	256	278,806
5.500%	06/15/36	177	202,316
6.000%	08/20/40	29	33,071
6.000%	01/20/41	15	17,157
6.000%	04/20/41	2	2,029
6.000%	06/20/41	36	41,346
6.000%	07/20/41	34	39,608
6.000%	12/20/41	15	17,103
6.000%	02/20/42	18	20,538
6.500%	10/20/37	172	201,663
Government National Mortgage Assoc., 1 Month LIBOR + 1.665% (Cap 11.917%, Floor 1.665%)
1.771%(c)	11/20/60	690	713,446
Government National Mortgage Assoc., 1 Month LIBOR + 1.735% (Cap 12.048%, Floor 1.735%)
1.820%(c)	07/20/60	1,109	1,148,091
Government National Mortgage Assoc., 1 Month LIBOR + 1.805% (Cap 12.090%, Floor 1.805%)
1.898%(c)	09/20/60	1,192	1,237,945
Government National Mortgage Assoc., 1 Month LIBOR + 2.400% (Cap 12.647%, Floor 2.400%)
2.485%(c)	04/20/60	1,294	1,351,273

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $271,560,325)			273,569,827

U.S. TREASURY OBLIGATIONS — 21.9%
U.S. Treasury Bonds
1.125%	08/15/40	13,014	11,356,748
1.250%	05/15/50	106,841	90,831,544

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
1.375%	08/15/50	52,933	$46,415,624
1.625%	11/15/50	25,594	23,862,406
1.750%	08/15/41	12,020	11,646,253
1.875%	02/15/51	35,903	35,566,409
1.875%	11/15/51	10,010	9,947,438
2.000%	11/15/41	18,910	19,119,783
2.000%	02/15/50	8,358	8,499,041
2.000%	08/15/51	9,930	10,137,909
2.250%	05/15/41	6,680	7,011,913
2.375%	05/15/51	21,695	23,989,924
U.S. Treasury Notes
0.125%	06/30/22	447	446,808
0.125%	10/15/23	105	103,946
0.250%	11/15/23	203	201,319
0.250%	08/31/25	155	150,180
0.250%	09/30/25	183	177,224
0.250%	10/31/25	585	565,576
0.375%	11/30/25	2,599	2,521,436
0.375%	01/31/26	25	24,195
0.625%	10/15/24	1,150	1,140,836
0.750%	03/31/26	1,372	1,346,275
0.750%	05/31/26	39	38,214
0.750%	08/31/26	2,400	2,347,313
0.875%	06/30/26	3,337	3,284,859
0.875%	09/30/26	3,530	3,468,777
1.000%	07/31/28	17,050	16,605,102
1.125%	10/31/26	35,560	35,340,528
1.125%	08/31/28	19,920	19,543,388
1.250%	11/30/26	160	159,988
1.250%	12/31/26	21,820	21,804,658
1.250%	03/31/28	975	966,697
1.250%	09/30/28	17,480	17,280,619
1.250%	08/15/31	24,520	23,979,794
1.375%	10/31/28	28,410	28,303,462
1.375%	12/31/28	17,220	17,147,353
1.375%	11/15/31	2,260	2,231,750
1.625%	05/15/31	7,515	7,611,286

TOTAL U.S. TREASURY OBLIGATIONS (cost $518,720,417)			505,176,575

TOTAL LONG-TERM INVESTMENTS (cost $2,229,439,587)			2,240,036,800

		Shares
SHORT-TERM INVESTMENTS — 5.4%
AFFILIATED MUTUAL FUNDS — 5.0%
PGIM Core Ultra Short Bond Fund(wa)		4,486,521	4,486,521
PGIM Institutional Money Market Fund (cost $110,421,140; includes $110,413,640 of cash collateral for securities on loan)(b)(wa)		110,498,489	110,421,140

TOTAL AFFILIATED MUTUAL FUNDS (cost $114,907,661)			114,907,661

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(n) — 0.4%
U.S. Cash Management Bills
0.110%	04/26/22	9,180	$9,177,839

(cost $9,176,774)

OPTIONS PURCHASED*~ — 0.0% (cost $512,055)			499,264

TOTAL SHORT-TERM INVESTMENTS (cost $124,596,490)			124,584,764

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—102.7% (cost $2,354,036,077)			2,364,621,564

OPTIONS WRITTEN*~ — (0.0)% (premiums received $897,239)			(872,809)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—102.7% (cost $2,353,138,838)			2,363,748,755

Liabilities in excess of other assets(z) — (2.7)%			(61,131,038)

NET ASSETS — 100.0%			$2,302,617,717

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $7,166,441 and 0.3% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $108,555,014; cash collateral of $110,413,640 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

5 Year U.S. Treasury Notes Futures	Call	01/21/22	121.00	12	12	$4,125
10 Year U.S. Treasury Notes Futures	Call	01/07/22	130.25	13	13	6,500
10 Year U.S. Treasury Notes Futures	Call	01/07/22	130.50	22	22	7,907
10 Year U.S. Treasury Notes Futures	Call	01/21/22	130.50	7	7	4,047
20 Year U.S. Treasury Bonds Futures	Call	01/07/22	159.50	6	6	8,531
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	159.50	22	22	42,281
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	160.00	28	28	45,500
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	161.00	100	100	110,938
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	162.00	40	40	28,750
Australian Dollar Currency	Call	01/07/22	70.50	16	16	36,640
Australian Dollar Currency	Call	01/07/22	71.50	16	16	20,800
Australian Dollar Currency	Call	01/07/22	72.00	32	32	26,880
Euro Futures	Call	01/07/22	1.13	16	2,000	21,400
Euro Futures	Call	01/07/22	1.14	40	5,000	17,500
Japanese Yen Currency	Call	02/04/22	88.00	16	20	5,000
10 Year U.S. Treasury Notes Futures	Put	01/21/22	130.25	11	11	5,500
10 Year U.S. Treasury Notes Futures	Put	01/21/22	130.50	11	11	6,703
10 Year U.S. Treasury Notes Futures	Put	01/21/22	131.00	57	57	49,875
20 Year U.S. Treasury Bonds Futures	Put	01/21/22	162.00	22	22	50,187
Euro Futures	Put	01/07/22	1.13	16	2,000	200

Total Options Purchased (cost $512,055)						$499,264

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

5 Year U.S. Treasury Notes Futures	Call	01/21/22	121.25	443	443	$(103,828)
5 Year U.S. Treasury Notes Futures	Call	01/21/22	121.50	330	330	(48,984)
10 Year U.S. Treasury Notes Futures	Call	01/21/22	130.00	43	43	(36,953)
10 Year U.S. Treasury Notes Futures	Call	01/21/22	130.75	32	32	(14,500)
10 Year U.S. Treasury Notes Futures	Call	01/21/22	131.00	48	48	(16,500)
10 Year U.S. Treasury Notes Futures	Call	01/21/22	131.50	160	160	(30,000)
10 Year U.S. Treasury Notes Futures	Call	01/21/22	132.00	55	55	(6,016)
10 Year U.S. Treasury Notes Futures	Call	02/18/22	131.00	11	11	(7,219)
10 Year U.S. Treasury Notes Futures	Call	02/18/22	131.50	81	81	(37,969)
10 Year U.S. Treasury Notes Futures	Call	02/18/22	132.00	114	114	(35,625)
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	160.50	45	45	(60,469)
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	161.50	11	11	(9,797)
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	163.00	1	1	(453)
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	164.00	45	45	(12,656)
20 Year U.S. Treasury Bonds Futures	Call	02/18/22	164.00	34	34	(28,157)
Australian Dollar Currency	Call	02/04/22	72.00	16	16	(19,040)
Australian Dollar Currency	Call	02/04/22	73.00	4	4	(2,440)
Euro Futures	Call	01/07/22	1.14	32	4,000	(26,400)
5 Year U.S. Treasury Notes Futures	Put	01/21/22	120.50	58	58	(10,422)
5 Year U.S. Treasury Notes Futures	Put	01/21/22	121.00	59	59	(21,664)

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Written (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
10 Year U.S. Treasury Notes Futures	Put	01/21/22	130.00	11		11	$(4,297)
20 Year U.S. Treasury Bonds Futures	Put	01/21/22	160.00	60		60	(71,250)
20 Year U.S. Treasury Bonds Futures	Put	01/21/22	161.00	68		68	(113,687)
Euro-Bund Futures	Put	01/21/22	172.50	47	EUR	47	(85,080)
Euro-Bund Futures	Put	01/21/22	173.50	8	EUR	8	(21,586)
Euro-Bund Futures	Put	01/21/22	174.00	15	EUR	15	(47,817)

Total Options Written (premiums received $897,239)							$(872,809)

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,070	90 Day Euro Dollar	Dec. 2022	$264,704,625	$(1,035,797)
481	90 Day Euro Dollar	Jun. 2023	118,602,575	(730,085)
120	90 Day Euro Dollar	Sep. 2023	29,547,000	(168,877)
3,459	90 Day Euro Dollar	Dec. 2023	851,000,475	(3,873,030)
23	5 Year Euro-Bobl	Mar. 2022	3,488,956	(31,818)
10,505	5 Year U.S. Treasury Notes	Mar. 2022	1,270,858,763	1,805,641
270	10 Year Australian Treasury Bonds	Mar. 2022	27,337,822	14,713
1	10 Year U.K. Gilt	Mar. 2022	169,058	499
41	10 Year U.S. Ultra Treasury Notes	Mar. 2022	6,003,938	103,773
178	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	35,088,250	372,942
357	Australian Dollar Currency	Mar. 2022	25,982,460	512,174
106	British Pound Currency	Mar. 2022	8,964,288	209,519
117	Canadian Dollar Currency	Mar. 2022	9,248,850	(3,569)
478	Euro Currency	Mar. 2022	68,129,937	373,051
81	Euro-OAT	Mar. 2022	15,045,448	(263,890)
186	Japanese Yen Currency	Mar. 2022	20,222,850	(239,220)
1,094	Mexican Peso	Mar. 2022	26,398,220	998,955
371	Russian Ruble Currency	Mar. 2022	12,173,438	(50,027)
44	Swiss Franc Currency	Mar. 2022	6,045,600	68,408

				(1,936,638)

Short Positions:
601	90 Day Euro Dollar	Mar. 2022	149,731,637	171,443
119	90 Day Euro Euribor	Mar. 2022	34,054,969	(6,951)
846	2 Year U.S. Treasury Notes	Mar. 2022	184,573,407	183,599
312	10 Year Euro-Bund	Mar. 2022	60,872,680	855,191
39	10 Year Japanese Bonds	Mar. 2022	51,395,375	179,421
3,271	10 Year U.S. Treasury Notes	Mar. 2022	426,763,281	(1,579,480)
99	20 Year U.S. Treasury Bonds	Mar. 2022	15,883,313	9,324
62	30 Year Euro Buxl	Mar. 2022	14,593,156	423,437

				235,984

				$(1,700,654)

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	AUD	1,686	$1,230,312	$1,226,963	$—	$(3,349)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	AUD	16,700	11,871,028	12,150,755	279,727	—
Brazilian Real,
Expiring 01/18/22	BNP Paribas S.A.	BRL	19,961	3,499,446	3,568,878	69,432	—
Expiring 01/18/22	Citibank, N.A.	BRL	33,797	5,926,907	6,042,764	115,857	—
British Pound,
Expiring 01/18/22	Goldman Sachs Bank USA	GBP	5,688	7,528,214	7,697,996	169,782	—
Expiring 01/18/22	Goldman Sachs Bank USA	GBP	414	564,771	560,157	—	(4,614)
Canadian Dollar,
Expiring 01/18/22	Citibank, N.A.	CAD	38,250	30,452,609	30,237,846	—	(214,763)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	CAD	21,231	16,911,823	16,783,437	—	(128,386)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	CAD	11,700	9,239,590	9,249,224	9,634	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	CAD	3,800	3,027,001	3,004,021	—	(22,980)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	CAD	3,550	2,827,383	2,806,388	—	(20,995)
Euro,
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	EUR	49,125	55,525,988	55,948,853	422,865	—
Indian Rupee,
Expiring 01/18/22	Citibank, N.A.	INR	5,329	70,950	71,395	445	—
Japanese Yen,
Expiring 01/18/22	Morgan Stanley Capital Services LLC	JPY	2,763,072	24,341,931	24,023,738	—	(318,193)
Mexican Peso,
Expiring 01/18/22	Goldman Sachs Bank USA	MXN	81,370	3,813,063	3,962,117	149,054	—
Russian Ruble,
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	730,090	9,848,447	9,702,399	—	(146,048)
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	371,482	5,024,478	4,936,747	—	(87,731)
South African Rand,
Expiring 01/18/22	Morgan Stanley Capital Services LLC	ZAR	48,534	3,147,251	3,038,027	—	(109,224)

				$194,851,192	$195,011,705	1,216,796	(1,056,283)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 01/18/22	Morgan Stanley Capital Services LLC	BRL	67,387	$12,149,467	$12,048,520	$100,947	$—
Canadian Dollar,
Expiring 01/18/22	Citibank, N.A.	CAD	2,917	2,352,932	2,305,982	46,950	—
Expiring 01/18/22	Citibank, N.A.	CAD	52	41,870	40,984	886	—
Chinese Renminbi,
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	CNH	30,612	4,693,965	4,809,634	—	(115,669)
Euro,
Expiring 01/18/22	BNP Paribas S.A.	EUR	32,690	37,849,937	37,230,900	619,037	—
Expiring 01/18/22	BNP Paribas S.A.	EUR	22,580	26,145,484	25,716,542	428,942	—
Expiring 01/18/22	Citibank, N.A.	EUR	59,301	68,740,932	67,538,130	1,202,802	—
Indonesian Rupiah,
Expiring 01/18/22	Citibank, N.A.	IDR	206,225,530	14,284,316	14,488,043	—	(203,727)
Mexican Peso,
Expiring 01/18/22	Goldman Sachs Bank USA	MXN	162,670	7,727,497	7,920,826	—	(193,329)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	MXN	228,662	10,926,130	11,134,150	—	(208,020)
Russian Ruble,
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	248,720	3,461,838	3,305,318	156,520	—
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	36,360	507,737	483,200	24,537	—

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc,
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	CHF	5,500	$5,942,702	$6,038,765	$—	$(96,063)

				$194,824,807	$193,060,994	2,580,621	(816,808)

						$3,797,417	$(1,873,091)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Apache Corp.	06/20/26	1.000%(Q)	2,853	1.457%	$(127,572)	$(54,733)	$72,839
Apache Corp.	12/20/26	1.000%(Q)	1,430	1.590%	(43,284)	(39,155)	4,129

					$(170,856)	$(93,888)	$76,968

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.37	12/20/26	5.000%(Q)	32,950	2.928%	$2,983,955	$3,087,401	$103,446
CDX.NA.IG.37	12/20/26	1.000%(Q)	299,389	0.493%	6,795,288	7,413,345	618,057

					$9,779,243	$10,500,746	$721,503

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
JPY	1,200,700	05/09/46	0.641%(S)	1 Day TONAR(1)(S)	$1,606	$(385,651)	$(387,257)
MXN	291,400	07/18/29	7.450%(M)	28 Day Mexican Interbank Rate(2)(M)	162,755	1,700	(161,055)
MXN	251,640	07/20/29	7.440%(M)	28 Day Mexican Interbank Rate(2)(M)	133,752	(7,301)	(141,053)
	61,131	06/15/22	0.190%(S)	3 Month LIBOR(2)(Q)	(67)	(26,754)	(26,687)
	28,950	11/18/23	3.970%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(106,787)	(142,633)	(35,846)
	211,629	06/04/24	0.820%(S)	3 Month LIBOR(2)(Q)	—	(1,486,854)	(1,486,854)
	21,140	10/20/26	2.950%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(11,062)	226,134	237,196
	28,950	11/18/26	3.370%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	301,584	352,146	50,562
	32,900	11/20/26	1.520%(A)	1 Day SOFR(1)(A)	(56,352)	(142,095)	(85,743)
	143,485	05/15/27	0.710%(A)	1 Day SOFR(1)(A)	324,487	2,612,251	2,287,764
	22,914	08/15/28	1.130%(A)	1 Day SOFR(1)(A)	156,600	92,797	(63,803)
	24,265	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	(10,509)	(42,776)	(32,267)
	14,025	11/01/28	1.200%(A)	1 Day SOFR(1)(A)	(818)	(24,421)	(23,603)
	21,120	10/20/31	1.733%(A)	1 Day SOFR(1)(A)	83,182	(206,381)	(289,563)
	21,140	10/20/31	2.770%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	17,851	(199,417)	(217,268)
	30,650	07/20/45	0.560%(A)	1 Day SOFR(1)(A)	276,067	5,638,687	5,362,620
	14,130	08/19/45	0.740%(A)	1 Day SOFR(1)(A)	—	2,088,379	2,088,379
	5,351	02/15/47	1.520%(A)	1 Day SOFR(1)(A)	(179,307)	(68,331)	110,976
	8,912	02/15/47	1.630%(S)	3 Month LIBOR(1)(Q)	60,255	183,589	123,334
	10,140	02/15/47	1.729%(A)	1 Day SOFR(1)(A)	—	(628,881)	(628,881)
	1,904	06/03/51	2.000%(S)	3 Month LIBOR(1)(Q)	19,802	(126,464)	(146,266)
	5,716	06/07/51	2.050%(S)	3 Month LIBOR(1)(Q)	(714)	(447,205)	(446,491)
	16,471	07/09/51	1.671%(S)	3 Month LIBOR(1)(Q)	(73,409)	95,816	169,225

					$1,098,916	$7,356,335	$6,257,419

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
BRL32,056	01/04/27	7.024%(T)	1 Day BROIS(2)(T)	$(312,671)	$15,364	$(328,035)	Citibank, N.A.
BRL30,100	01/04/27	7.024%(T)	1 Day BROIS(2)(T)	(293,593)	12,364	(305,957)	Citibank, N.A.
BRL25,400	01/04/27	7.024%(T)	1 Day BROIS(2)(T)	(247,749)	—	(247,749)	Citibank, N.A.
BRL20,800	01/04/27	7.044%(T)	1 Day BROIS(2)(T)	(199,345)	—	(199,345)	JPMorgan Chase Bank, N.A.

				$(1,053,358)	$27,728	$(1,081,086)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$27,728	$—	$—	$(1,081,086)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$29,303,917	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$12,427,233	$—
Collateralized Loan Obligations	—	6,542,704	—
Consumer Loans	—	4,750,800	—
Home Equity Loans	—	5,410,911	—
Other	—	10,880,836	—
Residential Mortgage-Backed Securities	—	24,360,406	—
Small Business Loan	—	2,001,169	—
Student Loans	—	22,214,555	—
Bank Loans	—	137,498,233	—
Commercial Mortgage-Backed Securities	—	79,571,647	4,887,953
Corporate Bonds	—	804,845,184	2,278,488
Residential Mortgage-Backed Securities	—	132,754,376	—
Sovereign Bonds	—	210,865,903	—
U.S. Government Agency Obligations	—	273,569,827	—
U.S. Treasury Obligations	—	505,176,575	—
Short-Term Investments
Affiliated Mutual Funds	114,907,661	—	—
U.S. Treasury Obligation	—	9,177,839	—
Options Purchased	499,264	—	—

Total	$115,406,925	$2,242,048,198	$7,166,441

Liabilities
Options Written	$(872,809)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$6,282,090	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	3,797,417	—
Centrally Cleared Credit Default Swap Agreements	—	798,471	—
Centrally Cleared Interest Rate Swap Agreements	—	10,430,056	—

Total	$6,282,090	$15,025,944	$—

Liabilities
Futures Contracts	$(7,982,744)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,873,091)	—
Centrally Cleared Interest Rate Swap Agreements	—	(4,172,637)	—
OTC Interest Rate Swap Agreements	—	(1,053,358)	—

Total	$(7,982,744)	$(7,099,086)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	22.3%
U.S. Government Agency Obligations	11.9
Banks	9.7
Sovereign Bonds	9.2
Residential Mortgage-Backed Securities	6.8
Affiliated Mutual Funds (4.8% represents investments purchased with collateral from securities on loan)	5.0
Oil & Gas	4.0
Commercial Mortgage-Backed Securities	3.7
Pharmaceuticals	3.0
Telecommunications	2.4
Pipelines	2.0
Media	2.0
Diversified Financial Services	1.3
Internet	1.2
Aerospace & Defense	1.1
Retail	1.0
Electric	1.0
Student Loans	1.0
Software	1.0
Mining	0.9
Lodging	0.9
Healthcare-Services	0.8
Airlines	0.8
Auto Manufacturers	0.7
Beverages	0.7
Commercial Services	0.7
Agriculture	0.6
Insurance	0.6
Automobiles	0.5
Foods	0.5
Semiconductors	0.5
Other	0.5
Chemicals	0.4
Healthcare-Products	0.3
Transportation	0.3

Computers	0.3%
Collateralized Loan Obligations	0.3
Entertainment	0.3
Home Equity Loans	0.2
Consumer Loans	0.2
Forest Products & Paper	0.2
Miscellaneous Manufacturing	0.2
Apparel	0.2
Oil & Gas Services	0.2
Machinery-Diversified	0.2
Building Materials	0.1
Packaging & Containers	0.1
Household Products/Wares	0.1
Auto Parts & Equipment	0.1
Real Estate Investment Trusts (REITs)	0.1
Small Business Loan	0.1
Electronics	0.1
Home Builders	0.1
Iron/Steel	0.1
Advertising	0.1
Engineering & Construction	0.1
Leisure Time	0.0	*
Environmental Control	0.0	*
Biotechnology	0.0	*
Holding Companies-Diversified	0.0	*
Housewares	0.0	*
Options Purchased	0.0	*
Cosmetics/Personal Care	0.0	*

	102.7
Options Written	(0.0	)*
Liabilities in excess of other assets	(2.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$798,471*	—	$—
Foreign exchange contracts	Due from/to broker-variation margin futures	2,162,107*	Due from/to broker-variation margin futures	292,816*
Foreign exchange contracts	Unaffiliated investments	128,420	Options written outstanding, at value	47,880

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$3,797,417		Unrealized depreciation on OTC forward foreign currency exchange contracts	$1,873,091
Interest rate contracts	Due from/to broker-variation margin futures	4,119,983	*	Due from/to broker-variation margin futures	7,689,928	*
Interest rate contracts	Due from/to broker-variation margin swaps	10,430,056	*	Due from/to broker-variation margin swaps	4,172,637	*
Interest rate contracts	Premiums paid for OTC swap agreements	27,728		—	—
Interest rate contracts	Unaffiliated investments	370,844		Options written outstanding, at value	824,929
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	1,081,086

		$21,835,026			$15,982,367

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$17,424,741
Foreign exchange contracts	(4,604,620)	1,404,371	(9,138,480)	9,047,532	—
Interest rate contracts	(7,535,789)	17,101,049	(42,883,469)	—	20,089,296

Total	$(12,140,409)	$18,505,420	$(52,021,949)	$9,047,532	$37,514,037

(1)   Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(8,617,144)
Foreign exchange contracts	276,319	(137,337)	(1,525,837)	(1,066,845)	—
Interest rate contracts	(43,039)	(202,828)	2,736,055	—	(19,707,309)

Total	$233,280	$(340,165)	$1,210,218	$(1,066,845)	$(28,324,453)

(2)   Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)

$1,270,979	$22,381,180	$3,336,909,902	$2,104,776,905	$276,034,870

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)

$261,945,844	$1,029,637,191

Credit Default Swap Agreements— Sell Protection(2)

$478,116,500

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$108,555,014	$(108,555,014)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP Paribas S.A.	$1,117,411	$—	$1,117,411	$(73,266)	$1,044,145
Citibank, N.A.	1,394,668	(1,300,231)	94,437	—	94,437
Goldman Sachs Bank USA	499,893	(431,722)	68,171	(26,306)	41,865
JPMorgan Chase Bank, N.A.	422,865	(414,426)	8,439	—	8,439
Morgan Stanley Capital Services LLC	390,308	(807,798)	(417,490)	—	(417,490)

	$3,825,145	$(2,954,177)	$870,968	$(99,572)	$771,396

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES	STATEMENT OF OPERATIONS

as of December 31, 2021	Year Ended December 31, 2021

ASSETS
Investments at value, including securities on loan of $108,555,014:
Unaffiliated investments (cost $2,239,128,416)	$2,249,713,903
Affiliated investments (cost $114,907,661)	114,907,661
Foreign currency, at value (cost $23,668,061)	23,703,523
Cash segregated for counterparty — OTC	1,120,000
Cash	179,750
Deposit with broker for centrally cleared/exchange-traded derivatives	29,303,917
Dividends and interest receivable	15,677,668
Receivable for investments sold	7,315,459
Due from broker-variation margin futures	6,081,332
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,797,417
Receivable for Portfolio shares sold	2,265,783
Tax reclaim receivable	232,411
Premiums paid for OTC swap agreements	27,728
Prepaid expenses and other assets	637,647

Total Assets	2,454,964,199

LIABILITIES
Payable to broker for collateral for securities on loan	110,413,640
Payable for investments purchased	36,533,023
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,873,091
Unrealized depreciation on OTC swap agreements	1,081,086
Options written outstanding, at value (premiums received $897,239)	872,809
Accrued expenses and other liabilities	512,973
Due to broker-variation margin swaps	385,719
Management fee payable	377,062
Payable to affiliate	232,411
Distribution fee payable	62,905
Trustees’ fees payable	1,251
Affiliated transfer agent fee payable	451
Payable for Portfolio shares purchased	61

Total Liabilities	152,346,482

NET ASSETS	$2,302,617,717

Net assets were comprised of:
Partners’ Equity	$2,302,617,717

Net asset value and redemption price per share, $2,302,617,717 / 154,951,511 outstanding shares of beneficial interest	$14.86

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $1,097,349 foreign withholding tax, of which $725,033 is reimbursable by an affiliate)	$82,218,565
Income from securities lending, net (including affiliated income of $150,630)	157,288
Affiliated dividend income	98,603

Total income	82,474,456

EXPENSES
Management fee	17,055,910
Distribution fee	8,414,167
Custodian and accounting fees	315,452
Audit fee	57,700
Trustees’ fees	50,770
Legal fees and expenses	39,533
Shareholders’ reports	14,664
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,398
Miscellaneous	86,692

Total expenses	26,042,286
Less: Fee waiver and/or expense reimbursement	(162,434)

Net expenses	25,879,852

NET INVESTMENT INCOME (LOSS)	56,594,604

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(125,319))	4,122,807
In-kind redemption(1)	44,902,212
Futures transactions	(52,021,949)
Forward currency contract transactions	9,047,532
Options written transactions	18,505,420
Swap agreements transactions	37,514,037
Foreign currency transactions	(7,240,247)

54,829,812

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $64,214)	(163,615,016)
Futures	1,210,218
Forward currency contracts	(1,066,845)
Options written.	(340,165)
Swap agreements	(28,324,453)
Foreign currencies	(1,067,540)

(193,203,801)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(138,373,989)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(81,779,385)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$56,594,604	$89,368,271
Net realized gain (loss) on investment and foreign currency transactions	54,829,812	79,012,558
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(193,203,801)	77,754,002

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(81,779,385)	246,134,831

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [21,832,842 and 138,066,886 shares, respectively]	322,136,279	1,958,499,320
Portfolio shares purchased [150,548,739 and 120,929,512 shares, respectively]	(2,250,152,525)	(1,639,441,492)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,928,016,246)	319,057,828

TOTAL INCREASE (DECREASE)	(2,009,795,631)	565,192,659
NET ASSETS:
Beginning of year	4,312,413,348	3,747,220,689

End of year	$2,302,617,717	$4,312,413,348

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 94.4%
CORPORATE BONDS — 47.6%
Argentina — 0.4%
YPF SA,
Sr. Unsec’d. Notes
8.500%	07/28/25	900	$675,071
Sr. Unsec’d. Notes, 144A
8.500%	07/28/25	220	165,017

			840,088

Brazil — 4.0%
B3 SA - Brasil Bolsa Balcao,
Sr. Unsec’d. Notes, 144A
4.125%	09/20/31	1,400	1,351,000
Itau Unibanco Holding SA,
Jr. Sub. Notes, 144A, MTN
6.125%(ff)	12/12/22(oo)	830	834,570
Klabin Austria GmbH,
Gtd. Notes, 144A
3.200%	01/12/31	590	547,207
Petrobras Global Finance BV,
Gtd. Notes
5.299%	01/27/25	744	799,836
6.850%	06/05/2115(a)	1,715	1,706,734
7.375%	01/17/27	990	1,149,835
Suzano Austria GmbH,
Gtd. Notes, Series DM3N
3.125%	01/15/32	700	677,257
Vale Overseas Ltd.,
Gtd. Notes
6.875%	11/21/36(a)	400	531,577

			7,598,016

Chile — 2.2%
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Partners Peru Srl,
Sr. Sec’d. Notes, 144A
4.050%	04/27/26(a)	1,000	995,081
Empresa de los Ferrocarriles del Estado,
Sr. Unsec’d. Notes, 144A
3.068%	08/18/50	400	343,816
Empresa de Transporte de Pasajeros Metro SA,
Sr. Unsec’d. Notes, 144A
3.693%	09/13/61	200	193,639
4.700%	05/07/50	450	522,807
Enel Chile SA,
Sr. Unsec’d. Notes
4.875%	06/12/28(a)	900	992,189
Sociedad Quimica y Minera de Chile SA,
Sr. Unsec’d. Notes, 144A
3.500%	09/10/51	500	484,285
4.250%	01/22/50(a)	500	539,663

			4,071,480

China — 3.4%
China Aoyuan Group Ltd.,
Sr. Sec’d. Notes
7.950%	02/19/23	400	77,694
8.500%	01/23/22	1,000	198,298

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
China (cont’d.)
CMB International Leasing Management Ltd.,
Sr. Unsec’d. Notes, EMTN
2.750%	08/12/30	600	$588,369
Country Garden Holdings Co. Ltd.,
Sr. Sec’d. Notes
7.250%	04/08/26	800	792,025
Huarong Finance 2017 Co. Ltd.,
Gtd. Notes, EMTN, 3 Month LIBOR + 1.325%
1.539%(c)	07/03/23	600	584,892
Huarong Finance 2019 Co. Ltd.,
Gtd. Notes, EMTN
2.125%	09/30/23	400	394,346
Prosus NV,
Sr. Unsec’d. Notes, 144A, MTN
4.027%	08/03/50	660	632,978
Sinopec Group Overseas Development 2016 Ltd.,
Gtd. Notes, 144A
2.750%	09/29/26	975	1,016,094
Sinopec Group Overseas Development 2017 Ltd.,
Gtd. Notes
4.000%	09/13/47	720	808,580
Gtd. Notes, 144A
3.625%	04/12/27	560	602,735
Sinopec Group Overseas Development 2018 Ltd.,
Gtd. Notes
2.300%	01/08/31	600	592,183
Yuzhou Group Holdings Co. Ltd.,
Sr. Sec’d. Notes
8.500%	02/04/23	375	125,248

			6,413,442

Colombia — 4.1%
Banco Bilbao Vizcaya Argentaria SA,
Sub. Notes, 144A
4.875%	04/21/25	700	724,320
Bancolombia SA,
Sr. Unsec’d. Notes
3.000%	01/29/25(a)	490	489,307
Ecopetrol SA,
Sr. Unsec’d. Notes
5.875%	11/02/51	1,400	1,312,876
6.875%	04/29/30	1,200	1,340,862
Grupo Energia Bogota SA ESP,
Sr. Unsec’d. Notes, 144A
4.875%	05/15/30	450	485,460
Millicom International Cellular SA,
Sr. Unsec’d. Notes
5.125%	01/15/28	378	392,561
Sr. Unsec’d. Notes, 144A
6.250%	03/25/29	360	389,146
Oleoducto Central SA,
Sr. Unsec’d. Notes, 144A
4.000%	07/14/27	1,500	1,494,503
Transportadora de Gas Internacional SA ESP,
Sr. Unsec’d. Notes, 144A
5.550%	11/01/28	1,000	1,106,726

			7,735,761

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Costa Rica — 0.3%
Instituto Costarricense de Electricidad,
Sr. Unsec’d. Notes, 144A
6.750%	10/07/31	500	$503,334

Dominican Republic — 0.4%
Empresa Generadora de Electricidad Haina SA,
Sr. Unsec’d. Notes, 144A
5.625%	11/08/28	700	707,526

Hong Kong — 0.5%
Melco Resorts Finance Ltd.,
Sr. Unsec’d. Notes, 144A
5.375%	12/04/29(a)	900	870,779

India — 0.7%
Bharti Airtel Ltd.,
Sr. Unsec’d. Notes, 144A
3.250%	06/03/31	275	278,753
Indian Railway Finance Corp. Ltd.,
Sr. Unsec’d. Notes, 144A, MTN
2.800%	02/10/31	200	194,617
REC Ltd.,
Sr. Unsec’d. Notes, 144A
4.750%	05/19/23	750	778,635

			1,252,005

Indonesia — 4.2%
Hutama Karya Persero PT,
Gov’t. Gtd. Notes, 144A, MTN
3.750%	05/11/30	1,600	1,705,280
Indonesia Asahan Aluminium Persero PT,
Sr. Unsec’d. Notes
6.530%	11/15/28	400	481,856
6.757%	11/15/48	1,510	1,942,300
Pertamina Persero PT,
Sr. Unsec’d. Notes
1.400%	02/09/26	400	388,224
6.000%	05/03/42	1,290	1,587,838
Sr. Unsec’d. Notes, 144A
6.500%	05/27/41	200	260,084
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes, 144A
4.875%	07/17/49	290	311,078
Sr. Unsec’d. Notes, EMTN
5.250%	10/24/42	630	709,331
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,
Sr. Unsec’d. Notes, 144A, MTN
4.125%	05/15/27	400	426,647
Sr. Unsec’d. Notes, EMTN
4.000%	06/30/50	200	194,618

			8,007,256

Ireland — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
3.300%	01/30/32	700	713,861

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Israel — 0.3%
Bank Leumi Le-Israel BM,
Sub. Notes, 144A
3.275%(ff)	01/29/31	560	$561,315

Kazakhstan — 1.8%
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes
5.750%	04/19/47	930	1,142,494
6.375%	10/24/48	520	686,065
Sr. Unsec’d. Notes, 144A
5.750%	04/19/47(a)	350	429,971
KazTransGas JSC,
Gtd. Notes, 144A
4.375%	09/26/27	1,100	1,198,429

			3,456,959

Kuwait — 1.3%
Equate Petrochemical BV,
Gtd. Notes, EMTN
4.250%	11/03/26	1,040	1,132,225
NBK Tier 1 Ltd.,
Gtd. Notes, 144A
3.625%(ff)	08/24/26(oo)	1,240	1,226,612

			2,358,837

Malaysia — 0.9%
Gohl Capital Ltd.,
Gtd. Notes
4.250%	01/24/27	200	206,786
Petronas Capital Ltd.,
Gtd. Notes, 144A, MTN
4.800%	04/21/60	800	1,062,499
Gtd. Notes, EMTN
2.480%	01/28/32	300	300,951
3.500%	04/21/30	200	216,448

			1,786,684

Mexico — 6.5%
Banco Mercantil del Norte SA,
Jr. Sub. Notes, 144A
7.625%(ff)	01/10/28(oo)	840	896,849
Banco Nacional de Comercio Exterior SNC,
Sr. Unsec’d. Notes, 144A
4.375%	10/14/25	1,000	1,094,991
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand,
Sr. Unsec’d. Notes, 144A
5.375%	04/17/25	630	687,896
BBVA Bancomer SA,
Sub. Notes, 144A
5.125%(ff)	01/18/33	800	823,644
Comision Federal de Electricidad,
Gtd. Notes
4.677%	02/09/51	600	564,379
Gtd. Notes, 144A
3.875%	07/26/33	580	568,785

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mexico (cont’d.)
Fresnillo PLC,
Sr. Unsec’d. Notes, 144A
4.250%	10/02/50	1,700	$1,784,260
Orbia Advance Corp. SAB de CV,
Gtd. Notes, 144A
5.875%	09/17/44	1,300	1,601,061
Petroleos Mexicanos,
Gtd. Notes
6.375%	01/23/45(a)	890	774,050
6.500%	06/02/41	900	808,224
6.625%	06/15/35	1,995	1,918,082
7.690%	01/23/50	690	665,577

			12,187,798

Morocco — 0.5%
OCP SA,
Sr. Unsec’d. Notes, 144A
5.125%	06/23/51	970	917,631

Netherlands — 0.9%
VEON Holdings BV,
Sr. Unsec’d. Notes, 144A
3.375%	11/25/27	1,800	1,756,686

Nigeria — 0.3%
IHS Holding Ltd.,
Gtd. Notes, 144A
5.625%	11/29/26	480	484,978

Panama — 2.1%
Banco General SA,
Jr. Sub. Notes, 144A
5.250%(ff)	05/07/31(oo)	830	842,930
Banco Nacional de Panama,
Sr. Unsec’d. Notes, 144A
2.500%	08/11/30	1,240	1,161,567
Cable Onda SA,
Sr. Unsec’d. Notes, 144A
4.500%	01/30/30	650	669,373
Empresa de Transmision Electrica SA,
Sr. Unsec’d. Notes, 144A
5.125%	05/02/49	363	401,091
ENA Master Trust,
Sr. Sec’d. Notes, 144A
4.000%	05/19/48	800	803,515

			3,878,476

Peru — 2.6%
Corp. Financiera de Desarrollo SA,
Sub. Notes
5.250%(ff)	07/15/29(a)	1,200	1,235,177
Kallpa Generacion SA,
Gtd. Notes, 144A
4.125%	08/16/27	800	829,785
Petroleos del Peru SA,
Sr. Unsec’d. Notes
5.625%	06/19/47	200	199,451
Sr. Unsec’d. Notes, 144A
4.750%	06/19/32	800	831,099

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Peru (cont’d.)
Southern Copper Corp.,
Sr. Unsec’d. Notes
6.750%	04/16/40		300	$420,780
7.500%	07/27/35		180	257,815
Volcan Cia Minera SAA,
Sr. Unsec’d. Notes, 144A
4.375%	02/11/26		1,230	1,187,727

				4,961,834

Philippines — 0.2%
Power Sector Assets & Liabilities Management Corp.,
Gov’t. Gtd. Notes
7.390%	12/02/24		352	413,468

Qatar — 1.2%
ABQ Finance Ltd.,
Gtd. Notes, EMTN
3.500%	02/22/22		900	903,391
Qatar Energy,
Sr. Unsec’d. Notes
3.125%	07/12/41		600	606,768
Sr. Unsec’d. Notes, 144A
3.125%	07/12/41		700	707,895

				2,218,054

Russia — 2.5%
Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes
4.950%	02/06/28		600	650,200
Lukoil Capital DAC,
Gtd. Notes, 144A
3.600%	10/26/31		1,000	976,419
Russian Agricultural Bank OJSC Via RSHB Capital SA,
Sub. Notes
8.500%	10/16/23		2,870	3,138,920

				4,765,539

Singapore — 0.4%
DBS Group Holdings Ltd.,
Jr. Sub. Notes, GMTN
3.300%(ff)	02/27/25(oo)		200	203,517
United Overseas Bank Ltd.,
Sub. Notes, 144A, MTN
3.750%(ff)	04/15/29		600	627,719

				831,236

South Africa — 0.9%
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		1,500	1,617,624

Supranational Bank — 1.1%
European Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, GMTN
6.450%	12/13/22	IDR	3,740,700	267,613
Unsec’d. Notes, GMTN
5.600%	01/30/25	IDR	25,610,000	1,818,345

				2,085,958

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Thailand — 0.4%
GC Treasury Center Co. Ltd.,
Gtd. Notes, 144A, MTN
2.980%	03/18/31	700	$708,059

Turkey — 0.9%
TC Ziraat Bankasi A/S,
Sr. Unsec’d. Notes, 144A, MTN
5.125%	05/03/22	580	579,048
Turk Telekomunikasyon A/S,
Sr. Unsec’d. Notes, 144A
6.875%	02/28/25(a)	1,100	1,116,511

			1,695,559

United Arab Emirates — 1.7%
Abu Dhabi Crude Oil Pipeline LLC,
Sr. Sec’d. Notes, 144A
4.600%	11/02/47	860	1,016,903
DP World PLC,
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48	200	246,370
Sr. Unsec’d. Notes, EMTN
4.700%	09/30/49	1,150	1,257,188
MDGH GMTN RSC Ltd.,
Gtd. Notes, GMTN
3.950%	05/21/50	640	741,629

			3,262,090

United States — 0.5%
Sagicor Financial Co. Ltd.,
Gtd. Notes, 144A
5.300%	05/13/28	1,000	1,024,542

TOTAL CORPORATE BONDS (cost $92,039,633)			89,686,875

SOVEREIGN BONDS — 46.8%
Angola — 0.8%
Angolan Government International Bond,
Sr. Unsec’d. Notes
8.250%	05/09/28	1,400	1,404,140
Sr. Unsec’d. Notes, 144A
8.250%	05/09/28	200	200,592

			1,604,732

Argentina — 1.8%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes
1.000%	07/09/29	56	20,489
1.125%(cc)	07/09/35	1,056	336,413
2.000%(cc)	01/09/38	2,870	1,091,123
Ciudad Autonoma de Buenos Aires,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	1,000	898,271
Provincia de Buenos Aires,
Sr. Unsec’d. Notes, 144A, MTN
3.900%(cc)	09/01/37	766	326,420
Provincia de Cordoba,
Sr. Unsec’d. Notes
5.000%(cc)	06/01/27	258	164,040

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Argentina (cont’d.)
Sr. Unsec’d. Notes, 144A
5.000%(cc)	12/10/25	545	$409,182
5.000%(cc)	06/01/27	253	160,985

			3,406,923

Armenia — 0.3%
Republic of Armenia International Bond,
Sr. Unsec’d. Notes, 144A
3.950%	09/26/29	600	583,004

Bahamas — 0.6%
Bahamas Government International Bond,
Sr. Unsec’d. Notes, 144A
5.750%	01/16/24	1,200	1,140,752

Bahrain — 1.3%
Bahrain Government International Bond,
Sr. Unsec’d. Notes
5.625%	09/30/31	1,100	1,081,350
6.750%	09/20/29	200	215,142
Sr. Unsec’d. Notes, 144A
7.500%	09/20/47	1,000	1,012,513
Sr. Unsec’d. Notes, 144A, MTN
6.250%	01/25/51	200	183,303

			2,492,308

Chile — 0.5%
Chile Government International Bond,
Sr. Unsec’d. Notes
3.100%	01/22/61	1,000	929,778

China — 1.0%
Avi Funding Co. Ltd.,
Sr. Unsec’d. Notes, EMTN
3.800%	09/16/25	1,800	1,937,494

Colombia — 0.7%
Colombia Government International Bond,
Sr. Unsec’d. Notes
5.000%	06/15/45	1,400	1,263,200

Costa Rica — 0.4%
Costa Rica Government International Bond,
Sr. Unsec’d. Notes
5.625%	04/30/43	240	205,869
Sr. Unsec’d. Notes, 144A
4.375%	04/30/25	600	610,920

			816,789

Dominican Republic — 1.8%
Dominican Republic International Bond,
Sr. Unsec’d. Notes
5.500%	01/27/25	800	864,873
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32	400	407,647
5.500%	01/27/25	340	367,571
5.875%	01/30/60	200	192,228
6.000%	07/19/28	400	447,161
6.850%	01/27/45	1,000	1,102,311

			3,381,791

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Ecuador — 0.8%
Ecuador Government International Bond,
Sr. Unsec’d. Notes
1.000%(cc)	07/31/35	100	$65,596
Sr. Unsec’d. Notes, 144A
0.500%(cc)	07/31/40	186	108,510
1.000%(cc)	07/31/35	1,667	1,093,893
5.000%(cc)	07/31/30	297	245,528
6.608%(s)	07/31/30	64	35,841

			1,549,368

Egypt — 2.3%
Egypt Government International Bond,
Sr. Unsec’d. Notes
6.588%	02/21/28	1,490	1,449,835
Sr. Unsec’d. Notes, 144A
6.875%	04/30/40	290	244,789
7.625%	05/29/32	1,410	1,336,669
8.875%	05/29/50	600	545,622
Sr. Unsec’d. Notes, 144A, MTN
7.300%	09/30/33	800	736,305

			4,313,220

El Salvador — 0.1%
El Salvador Government International Bond,
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27	400	239,227

Ethiopia — 0.1%
Ethiopia International Bond,
Sr. Unsec’d. Notes
6.625%	12/11/24	400	268,320

Gabon — 0.6%
Gabon Government International Bond,
Sr. Unsec’d. Notes
6.625%	02/06/31	600	581,254
Sr. Unsec’d. Notes, 144A
7.000%	11/24/31	480	469,312

			1,050,566

Ghana — 0.8%
Ghana Government International Bond,
Bank Gtd. Notes
10.750%	10/14/30	900	1,006,020
Sr. Unsec’d. Notes, 144A
7.625%	05/16/29	650	541,339

			1,547,359

Guatemala — 0.8%
Guatemala Government Bond,
Sr. Unsec’d. Notes, 144A
4.650%	10/07/41	670	671,035
5.375%	04/24/32	700	780,420

			1,451,455

Indonesia — 2.8%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
3.500%	01/11/28	200	215,742

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Indonesia (cont’d.)
4.450%	04/15/70		1,400	$1,659,606
Sr. Unsec’d. Notes, 144A, MTN
5.125%	01/15/45		1,270	1,582,933
Sr. Unsec’d. Notes, EMTN
5.250%	01/17/42		971	1,220,959
Indonesia Treasury Bond,
Bonds, Series 068
8.375%	03/15/34	IDR	6,450,000	509,575
Bonds, Series 082
7.000%	09/15/30	IDR	2,215,000	161,314

				5,350,129

Israel — 0.5%
State of Israel,
Sr. Unsec’d. Notes
3.375%	01/15/50		800	866,535

Ivory Coast — 0.6%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes, 144A
6.125%	06/15/33		1,000	1,052,810

Jamaica — 0.5%
Jamaica Government International Bond,
Sr. Unsec’d. Notes
6.750%	04/28/28(a)		430	495,072
7.875%	07/28/45		350	485,293

				980,365

Jordan — 0.6%
Jordan Government International Bond,
Sr. Unsec’d. Notes
5.850%	07/07/30		250	253,929
7.375%	10/10/47		600	607,031
Sr. Unsec’d. Notes, 144A
7.375%	10/10/47		200	202,344

				1,063,304

Kenya — 1.0%
Republic of Kenya Government International Bond,
Sr. Unsec’d. Notes, 144A
6.300%	01/23/34(a)		400	392,467
7.250%	02/28/28(a)		800	860,340
8.000%	05/22/32		500	546,251

				1,799,058

Mexico — 3.1%
Mexican Bonos,
Sr. Unsec’d. Notes, Series M
7.750%	11/23/34	MXN	13,125	646,684
Mexico Government International Bond,
Sr. Unsec’d. Notes
2.659%	05/24/31(a)		2,000	1,949,952
4.600%	01/23/46		3,010	3,219,327

				5,815,963

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Morocco — 0.3%
Morocco Government International Bond,
Sr. Unsec’d. Notes, 144A
4.000%	12/15/50	550	$499,814

Nigeria — 1.0%
Nigeria Government International Bond,
Sr. Unsec’d. Notes, 144A
7.143%	02/23/30	800	785,083
7.625%	11/21/25	690	733,509
Sr. Unsec’d. Notes, 144A, MTN
6.500%	11/28/27	300	298,558

			1,817,150

Oman — 1.9%
Oman Government International Bond,
Sr. Unsec’d. Notes
5.625%	01/17/28	500	529,930
6.750%	01/17/48	1,000	1,018,123
Sr. Unsec’d. Notes, 144A
5.625%	01/17/28	1,020	1,081,058
Sr. Unsec’d. Notes, 144A, MTN
6.000%	08/01/29	800	860,674

			3,489,785

Panama — 0.9%
Panama Government International Bond,
Sr. Unsec’d. Notes
3.870%	07/23/60	660	660,086
4.500%	04/01/56	950	1,046,401

			1,706,487

Paraguay — 0.6%
Paraguay Government International Bond,
Sr. Unsec’d. Notes, 144A
4.950%	04/28/31	400	448,882
5.400%	03/30/50	600	685,257

			1,134,139

Peru — 0.9%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
1.862%	12/01/32	600	547,921
2.783%	01/23/31	820	816,442
6.550%	03/14/37	260	354,311

			1,718,674

Philippines — 1.2%
Philippine Government International Bond,
Sr. Unsec’d. Notes
1.648%	06/10/31	400	386,724
2.650%	12/10/45	200	189,866
3.700%	03/01/41(a)	840	918,507
3.700%	02/02/42	730	798,308

			2,293,405

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Qatar — 3.0%
Qatar Government International Bond,
Sr. Unsec’d. Notes, 144A
3.400%	04/16/25		880	$933,887
4.400%	04/16/50		2,470	3,078,727
4.817%	03/14/49		980	1,286,658
5.103%	04/23/48		330	446,107

				5,745,379

Romania — 0.2%
Romanian Government International Bond,
Sr. Unsec’d. Notes
3.000%	02/14/31		320	324,428

Russia — 2.2%
Russian Federal Bond - OFZ,
Bonds, Series 6209
7.600%	07/20/22	RUB	19,820	263,765
Bonds, Series 6212
7.050%	01/19/28	RUB	52,341	656,075
Bonds, Series 6230
7.700%	03/16/39	RUB	57,000	721,615
Russian Foreign Bond - Eurobond,
Sr. Unsec’d. Notes
5.625%	04/04/42		1,600	2,090,193
7.500%	03/31/30		195	221,028
Sr. Unsec’d. Notes, 144A
5.625%	04/04/42		200	261,274

				4,213,950

Rwanda — 0.3%
Rwanda International Government Bond,
Sr. Unsec’d. Notes, 144A
5.500%	08/09/31		600	605,536

Saudi Arabia — 1.0%
Saudi Government International Bond,
Sr. Unsec’d. Notes, EMTN
4.625%	10/04/47		1,500	1,799,873

Senegal — 0.8%
Senegal Government International Bond,
Sr. Unsec’d. Notes, 144A
6.750%	03/13/48(a)		1,600	1,570,561

South Africa — 0.3%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes
5.000%	10/12/46		400	363,038
5.750%	09/30/49		200	192,374

				555,412

Turkey — 2.5%
Turkey Government International Bond,
Sr. Unsec’d. Notes
4.250%	04/14/26		1,500	1,344,215
4.875%	04/16/43		1,000	767,082
5.750%	05/11/47		750	606,895
5.950%	01/15/31		400	358,292

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Turkey (cont’d.)
Turkiye Ihracat Kredi Bankasi A/S,
Sr. Unsec’d. Notes, 144A
5.750%	07/06/26		1,560	$1,430,401
6.125%	05/03/24		210	206,227

				4,713,112

Ukraine — 1.8%
Ukraine Government International Bond,
Sr. Unsec’d. Notes
7.375%	09/25/32		500	446,572
7.750%	09/01/25		1,240	1,188,055
9.750%	11/01/28		740	748,924
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30	EUR	460	420,746
7.253%	03/15/33		545	481,349
7.750%	09/01/26		200	190,516

				3,476,162

United Arab Emirates — 2.4%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes, 144A
3.125%	09/30/49		900	921,540
4.125%	10/11/47		220	264,396
Sr. Unsec’d. Notes, 144A, MTN
2.500%	04/16/25(a)		900	934,744
3.125%	04/16/30		1,094	1,185,713
Finance Department Government of Sharjah,
Sr. Unsec’d. Notes, 144A, MTN
4.000%	07/28/50		590	535,167
Sr. Unsec’d. Notes, MTN
4.000%	07/28/50		710	644,015

				4,485,575

Uruguay — 1.2%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
4.375%	01/23/31(a)		1,180	1,359,389
4.975%	04/20/55		100	131,250
5.100%	06/18/50(a)		629	833,866

				2,324,505

Uzbekistan — 0.5%
Republic of Uzbekistan International Bond,
Sr. Unsec’d. Notes, 144A
3.900%	10/19/31		1,000	958,106

TOTAL SOVEREIGN BONDS (cost $ 92,316,577)				88,336,503

TOTAL LONG-TERM INVESTMENTS (cost $ 184,356,210)				178,023,378

	Shares	Value

SHORT-TERM INVESTMENTS — 10.0%
AFFILIATED MUTUAL FUNDS — 10.0%
PGIM Core Ultra Short Bond Fund(wa)	7,921,652	$7,921,652
PGIM Institutional Money Market Fund (cost $10,854,059; includes $10,853,135 of cash collateral for securities on loan)(b)(wa)	10,861,466	10,853,863

TOTAL AFFILIATED MUTUAL FUNDS (cost $18,775,711)		18,775,515

OPTION PURCHASED*~ — 0.0% (cost $18,236)		24,720

TOTAL SHORT-TERM INVESTMENTS (cost $18,793,947)		18,800,235

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—104.4% (cost $203,150,157)		196,823,613

OPTIONS WRITTEN*~ — (0.0)% (premiums received $18,376)		(291)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—104.4% (cost $203,131,781)		196,823,322
Liabilities in excess of other assets(z) — (4.4)%		(8,370,422)

NET ASSETS — 100.0%		$188,452,900

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,636,846; cash collateral of $10,853,135 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs CNH	Put	JPMorgan Chase Bank, N.A.	03/16/22	6.45	—	2,105	$24,720

(cost $18,236)

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs CNH	Call	JPMorgan Chase Bank, N.A.	03/16/22	7.00	—	2,105	$(291)

(premiums received $18,376)

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Indonesian Rupiah,
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	IDR	8,446,743	$589,568	$593,412	$3,844	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 01/14/22	Citibank, N.A.	BRL	277	$49,287	$49,524	$—	$(237)
Euro,
Expiring 03/15/22	Citibank, N.A.	EUR	437	497,368	498,710	—	(1,342)
Indonesian Rupiah,
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	IDR	49,459,149	3,433,948	3,474,673	—	(40,725)
Mexican Peso,
Expiring 01/14/22	JPMorgan Chase Bank, N.A.	MXN	14,176	677,612	690,716	—	(13,104)
Russian Ruble,
Expiring 03/15/22	Bank of America, N.A.	RUB	112,725	1,482,883	1,482,531	352	—
Expiring 03/15/22	Bank of America, N.A.	RUB	67,081	889,020	882,232	6,788	—

				$7,030,118	$7,078,386	7,140	(55,408)

						$10,984	$(55,408)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Republic of Chile	12/20/24	1.000%(Q)	950	$18,658	$(17,289)	$(35,947)

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)(cont’d.):
State of Qatar	12/20/24	1.000%(Q)	950	$19,179	$(21,506)	$(40,685)

				$37,837	$(38,795)	$(76,632)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$51,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds
Argentina	$—	$840,088	$—
Brazil	—	7,598,016	—

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
Chile	$—	$4,071,480	$—
China	—	6,413,442	—
Colombia	—	7,735,761	—
Costa Rica	—	503,334	—
Dominican Republic	—	707,526	—
Hong Kong	—	870,779	—
India	—	1,252,005	—
Indonesia	—	8,007,256	—
Ireland.	—	713,861	—
Israel	—	561,315	—
Kazakhstan	—	3,456,959	—
Kuwait	—	2,358,837	—
Malaysia	—	1,786,684	—
Mexico	—	12,187,798	—
Morocco	—	917,631	—
Netherlands	—	1,756,686	—
Nigeria	—	484,978	—
Panama	—	3,878,476	—
Peru	—	4,961,834	—
Philippines	—	413,468	—
Qatar	—	2,218,054	—
Russia	—	4,765,539	—
Singapore	—	831,236	—
South Africa	—	1,617,624	—
Supranational Bank	—	2,085,958	—
Thailand	—	708,059	—
Turkey	—	1,695,559	—
United Arab Emirates	—	3,262,090	—
United States	—	1,024,542	—
Sovereign Bonds
Angola	—	1,604,732	—
Argentina	—	3,406,923	—
Armenia	—	583,004	—
Bahamas	—	1,140,752	—
Bahrain	—	2,492,308	—
Chile	—	929,778	—
China	—	1,937,494	—
Colombia	—	1,263,200	—
Costa Rica	—	816,789	—
Dominican Republic	—	3,381,791	—
Ecuador	—	1,549,368	—
Egypt	—	4,313,220	—
El Salvador	—	239,227	—
Ethiopia	—	268,320	—
Gabon	—	1,050,566	—
Ghana	—	1,547,359	—
Guatemala	—	1,451,455	—
Indonesia	—	5,350,129	—
Israel	—	866,535	—
Ivory Coast	—	1,052,810	—
Jamaica	—	980,365	—
Jordan	—	1,063,304	—
Kenya	—	1,799,058	—
Mexico	—	5,815,963	—
Morocco	—	499,814	—
Nigeria	—	1,817,150	—
Oman	—	3,489,785	—
Panama	—	1,706,487	—

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Paraguay	$—	$1,134,139	$—
Peru	—	1,718,674	—
Philippines	—	2,293,405	—
Qatar	—	5,745,379	—
Romania	—	324,428	—
Russia	—	4,213,950	—
Rwanda	—	605,536	—
Saudi Arabia	—	1,799,873	—
Senegal	—	1,570,561	—
South Africa	—	555,412	—
Turkey	—	4,713,112	—
Ukraine	—	3,476,162	—
United Arab Emirates	—	4,485,575	—
Uruguay	—	2,324,505	—
Uzbekistan	—	958,106	—
Short-Term Investments
Affiliated Mutual Funds	18,775,515	—	—
Option Purchased	—	24,720	—

Total	$18,775,515	$178,048,098	$—

Liabilities
Option Written	$—	$(291)	$—

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$10,984	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(55,408)	$—
Centrally Cleared Credit Default Swap Agreements	—	(76,632)	—

Total	$—	$(132,040)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Country Allocation:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows:

United States (including 5.8% of collateral for securities on loan)	10.5%
Mexico	9.6
Indonesia	7.0
Colombia	4.8
Russia	4.7
China	4.4
Qatar	4.2
United Arab Emirates	4.1
Brazil	4.0
Peru	3.5
Turkey	3.4
Panama	3.0
Chile	2.7
Egypt	2.3
Argentina	2.2

Dominican Republic	2.2%
Oman	1.9
Ukraine	1.8
Kazakhstan	1.8
Philippines	1.4
Bahrain	1.3
Kuwait	1.3
Nigeria	1.3
Uruguay	1.2
South Africa	1.2
Supranational Bank	1.1
Saudi Arabia	1.0
Kenya	1.0
Malaysia	0.9
Netherlands	0.9
Angola	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Country Allocation (continued):

Senegal	0.8%
Ecuador	0.8
Ghana	0.8
Guatemala	0.8
Israel	0.8
Morocco	0.8
Costa Rica	0.7
India	0.7
Bahamas	0.6
Paraguay	0.6
Jordan	0.6
Ivory Coast	0.6
Gabon	0.6
Jamaica	0.5
Uzbekistan	0.5
Hong Kong	0.5

Singapore	0.4%
Ireland	0.4
Thailand	0.4
Rwanda	0.3
Armenia	0.3
Romania	0.2
Ethiopia	0.1
El Salvador	0.1
Option Purchased	0.0 *

104.4
Option Written	(0.0)*
Liabilities in excess of other assets	(4.4)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—	Due from/to broker-variation margin swaps	$76,632	*
Foreign exchange contracts	Unaffiliated investments	24,720	Options written outstanding, at value	291
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	10,984	Unrealized depreciation on OTC forward foreign currency exchange contracts	55,408

		$35,704		$132,331

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$(31,896)
Foreign exchange contracts	(131,018)	141,428	—	(44,015)	—
Interest rate contracts	—	—	666,599	—	—

Total	$(131,018)	$141,428	$666,599	$(44,015)	$(31,896)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$28,362
Foreign exchange contracts	(15,523)	(1,340)	—	190,030	—
Interest rate contracts	—	—	(56,131)	—	—

Total	$(15,523)	$(1,340)	$(56,131)	$190,030	$28,362

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$55,638	$5,947,000	$193,309	$4,079,287	$2,022,464

Forward Foreign Currency Exchange Contracts—Sold(3)	Credit Default Swap Agreements— Buy Protection(2)
$15,795,335	$1,900,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$10,636,846	$(10,636,846)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.	$7,140	$—	$7,140	$—	$7,140
Citibank, N.A.	—	(1,579)	(1,579)	—	(1,579)
JPMorgan Chase Bank, N.A.	28,564	(54,120)	(25,556)	—	(25,556)

	$35,704	$(55,699)	$(19,995)	$—	$(19,995)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $10,636,846:
Unaffiliated investments (cost $184,374,446)	$178,048,098
Affiliated investments (cost $18,775,711)	18,775,515
Foreign currency, at value (cost $140,436)	140,337
Dividends and interest receivable	2,478,885
Deposit with broker for centrally cleared/exchange-traded derivatives	51,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	10,984
Receivable for Portfolio shares sold	5,334
Prepaid expenses	1,589

Total Assets	199,511,742

LIABILITIES
Payable to broker for collateral for securities on loan	10,853,135
Accrued expenses and other liabilities	86,763
Management fee payable	56,748
Unrealized depreciation on OTC forward foreign currency exchange contracts	55,408
Distribution fee payable	5,157
Due to broker-variation margin swaps	466
Affiliated transfer agent fee payable	452
Trustees’ fees payable	370
Options written outstanding, at value (premiums received $18,376)	291
Payable for Portfolio shares purchased	52

Total Liabilities	11,058,842

NET ASSETS	$188,452,900

Net assets were comprised of:
Partners’ Equity	$188,452,900

Net asset value and redemption price per share, $188,452,900 / 14,803,423 outstanding shares of beneficial interest	$12.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $90,029 foreign withholding tax, of which $51,051 is reimbursable by an affiliate)	$8,204,317
Income from securities lending, net (including affiliated income of $8,631)	16,050
Affiliated dividend income	8,888

Total income	8,229,255

EXPENSES
Management fee	1,200,063
Distribution fee	439,584
Custodian and accounting fees	52,585
Audit fee	48,400
Legal fees and expenses	21,625
Trustees’ fees	11,760
Shareholders’ reports	10,055
Transfer agent’s fees and expenses (including affiliated expense of $2,605)	7,396
Miscellaneous	18,540

Total expenses	1,810,008

NET INVESTMENT INCOME (LOSS)	6,419,247

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,872))	220,524
Futures transactions	666,599
Forward currency contract transactions	(44,015)
Options written transactions	141,428
Swap agreements transactions	(31,896)
Foreign currency transactions	(511,717)

440,923

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $700)	(16,601,101)
Futures	(56,131)
Forward currency contracts	190,030
Options written	(1,340)
Swap agreements	28,362
Foreign currencies	(10,328)

(16,450,508)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(16,009,585)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,590,338)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$6,419,247	$3,974,078
Net realized gain (loss) on investment and foreign currency transactions	440,923	(3,635,957)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(16,450,508)	8,188,697

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,590,338)	8,526,818

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [5,301,661 and 13,350,893 shares, respectively]	69,141,960	166,753,510
Portfolio shares purchased [7,338,519 and 2,369,561 shares, respectively]	(92,149,487)	(25,825,746)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(23,007,527)	140,927,764

TOTAL INCREASE (DECREASE)	(32,597,865)	149,454,582
NET ASSETS:
Beginning of year	221,050,765	71,596,183

End of year	$188,452,900	$221,050,765

SEE NOTES TO FINANCIAL STATEMENTS.

A247

Financial Highlights

AST Bond Portfolio 2022

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.10	$14.38	$13.58	$13.60		$13.39

Income (Loss) From Investment Operations:
Net investment income (loss)	0.03	0.24	0.26	0.23		0.16
Net realized and unrealized gain (loss) on investment transactions	(0.17)	0.48	0.54	(0.25)		0.05

Total from investment operations	(0.14)	0.72	0.80	(0.02)		0.21

Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$14.96	$15.10	$14.38	$13.58		$13.60

Total Return(d)	(0.93)%	5.01%	5.89%	(0.15	)%(e)	1.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$119	$37	$47	$68		$88
Average net assets (in millions)	$70	$43	$56	$72		$120
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.93%	0.93%		0.88%
Expenses before waivers and/or expense reimbursement	0.96%	1.10%	1.01%	0.94%		0.88%
Net investment income (loss)	0.22%	1.61%	1.83%	1.71%		1.18%
Portfolio turnover rate(g)(h)	32%	39%	60%	57%		54%

AST Bond Portfolio 2023

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.93	$12.11	$11.37	$11.40		$11.21

Income (Loss) From Investment Operations:
Net investment income (loss)	0.15	0.18	0.20	0.18		0.11
Net realized and unrealized gain (loss) on investment transactions	(0.37)	0.64	0.54	(0.21)		0.08

Total from investment operations	(0.22)	0.82	0.74	(0.03)		0.19

Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$12.71	$12.93	$12.11	$11.37		$11.40

Total Return(d)	(1.70)%	6.77%	6.51%	(0.26	)%(e)	1.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$20	$24	$29	$39		$35
Average net assets (in millions)	$21	$29	$34	$36		$44
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.93%	0.93%		0.93%
Expenses before waivers and/or expense reimbursement	1.47%	1.29%	1.21%	1.14%		1.07%
Net investment income (loss)	1.19%	1.42%	1.71%	1.60%		0.97%
Portfolio turnover rate(g)(h)	32%	49%	45%	45%		54%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B1

Financial Highlights

AST Bond Portfolio 2024

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.68	$11.67	$10.81	$10.88		$10.70

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27	0.18	0.24	0.18		0.11
Net realized and unrealized gain (loss) on investment transactions	(0.57)	0.83	0.62	(0.25)		0.07

Total from investment operations	(0.30)	1.01	0.86	(0.07)		0.18

Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$12.38	$12.68	$11.67	$10.81		$10.88

Total Return(d)	(2.37)%	8.65%	7.96%	(0.64	)%(e)	1.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4	$9	$23	$94		$79
Average net assets (in millions)	$4	$26	$52	$86		$31
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.95%	0.91%		0.93%
Expenses before waivers and/or expense reimbursement	4.73%	1.36%	1.09%	0.91%		1.18%
Net investment income (loss)	2.20%	1.46%	2.12%	1.72%		1.05%
Portfolio turnover rate(g)(h)	124%	186%	53%	89%		113%

AST Bond Portfolio 2025

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.72	$13.22	$12.16	$12.25		$12.03

Income (Loss) From Investment Operations:
Net investment income (loss)	0.32	0.26	0.28	0.23		0.16
Net realized and unrealized gain (loss) on investment transactions	(0.74)	1.24	0.78	(0.32)		0.06

Total from investment operations	(0.42)	1.50	1.06	(0.09)		0.22

Capital Contributions	—	—	—	—	(b)(c)	—

Net Asset Value, end of year	$14.30	$14.72	$13.22	$12.16		$12.25

Total Return(d)	(2.85)%	11.35%	8.72%	(0.73	)%(e)	1.83%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2	$9	$35	$123		$13
Average net assets (in millions)	$4	$28	$68	$70		$19
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.95%	0.93%		0.93%
Expenses before waivers and/or expense reimbursement	5.14%	1.31%	1.02%	0.94%		1.64%
Net investment income (loss)	2.19%	1.82%	2.18%	1.94%		1.27%
Portfolio turnover rate(g)(h)	52%	273%	77%	95%		97%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B2

Financial Highlights

AST Bond Portfolio 2026

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.75	$11.52	$10.47	$10.58	$10.33

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.18	0.23	0.19	0.13
Net realized and unrealized gain (loss) on investment transactions	(0.65)	1.05	0.82	(0.30)	0.12

Total from investment operations	(0.49)	1.23	1.05	(0.11)	0.25

Net Asset Value, end of year	$12.26	$12.75	$11.52	$10.47	$10.58

Total Return(b)	(3.84)%	10.68%	10.03%	(1.04)%	2.42%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$30	$52	$134	$195	$215
Average net assets (in millions)	$39	$92	$148	$220	$263
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.93%	0.92%	0.85%	0.81%	0.81%
Expenses before waivers and/or expense reimbursement	1.18%	0.92%	0.85%	0.81%	0.81%
Net investment income (loss)	1.25%	1.50%	2.03%	1.90%	1.28%
Portfolio turnover rate(d)(e)	30%	93%	65%	101%	67%

AST Bond Portfolio 2027

	Year Ended December 31,
	2021	2020	2019	2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.63	$11.29	$10.20	$10.32		$10.06

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	0.15	0.23	0.19		0.14
Net realized and unrealized gain (loss) on investment transactions	(0.68)	1.19	0.86	(0.31)		0.12

Total from investment operations	(0.58)	1.34	1.09	(0.12)		0.26

Capital Contributions	—	—	—	—	(f)(g)	—

Net Asset Value, end of year	$12.05	$12.63	$11.29	$10.20		$10.32

Total Return(b)	(4.59)%	11.87%	10.69%	(1.16	)%(h)	2.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$48	$69	$101	$236		$257
Average net assets (in millions)	$56	$65	$149	$258		$311
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.87%	0.80%		0.80%
Expenses before waivers and/or expense reimbursement	1.04%	0.99%	0.87%	0.80%		0.80%
Net investment income (loss)	0.79%	1.26%	2.14%	1.90%		1.34%
Portfolio turnover rate(d)(e)	40%	189%	66%	102%		65%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(f)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Amount rounds to zero.
(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

B3

Financial Highlights

AST Bond Portfolio 2028

	Year Ended December 31,						January 03, 2017(a) through
	2021	2020	2019		2018		December 31, 2017
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$12.81	$11.17	$10.01		$10.22		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	— (c)	0.17	0.21		0.18		0.12
Net realized and unrealized gain (loss) on investment transactions	(0.57)	1.47	0.91		(0.39)		0.10

Total from investment operations	(0.57)	1.64	1.12		(0.21)		0.22

Capital Contributions	—	—	0.04	(d)	—	(c)(e)	—

Net Asset Value, end of period	$12.24	$12.81	$11.17		$10.01		$10.22

Total Return(f)	(4.45)%	14.68%	11.59	%(g)	(2.05	)%(h)	2.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$89	$3	$22		$76		$13
Average net assets (in millions)	$50	$6	$37		$70		$7
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.94%		0.93%		0.93	%(j)
Expenses before waivers and/or expense reimbursement	1.06%	3.23%	1.25%		0.96%		2.42	%(j)
Net investment income (loss)	0.01%	1.44%	1.99%		1.88%		1.23	%(j)
Portfolio turnover rate(k)(l)	230%	211%	179%		138%		140%

AST Bond Portfolio 2029

	Year Ended December 31,			January 02, 2018(a) through
	2021	2020	2019	December 31, 2018
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$12.85	$11.05	$9.84	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	0.17	0.16	0.17
Net realized and unrealized gain (loss) on investment transactions	(0.68)	1.63	1.05	(0.33)

Total from investment operations	(0.58)	1.80	1.21	(0.16)

Net Asset Value, end of period	$12.27	$12.85	$11.05	$9.84

Total Return(f)	(4.51)%	16.29%	12.30%	(1.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3	$3	$48	$16
Average net assets (in millions)	$3	$10	$34	$7
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	0.93%	0.93	%(j)
Expenses before waivers and/or expense reimbursement	6.01%	2.31%	1.18%	2.49	%(j)
Net investment income (loss)	0.80%	1.51%	1.45%	1.82	%(j)
Portfolio turnover rate(k)(l)	68%	199%	177%	171%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(e)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.19%.
(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(i)	Does not include expenses of the underlying funds in which the Portfolio invests.
(j)	Annualized.
(k)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(l)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B4

Financial Highlights

AST Bond Portfolio 2030

	Year Ended December 31,		January 02, 2019(a) through
	2021	2020	December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$13.10	$11.44	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	0.12	0.15
Net realized and unrealized gain (loss) on investment transactions	(0.65)	1.54	1.29

Total from investment operations	(0.55)	1.66	1.44

Net Asset Value, end of period	$12.55	$13.10	$11.44

Total Return(c)	(4.20)%	14.51%	14.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$73	$141	$34
Average net assets (in millions)	$103	$213	$19
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.91%	0.81%	0.93	%(e)
Expenses before waivers and/or expense reimbursement	0.91%	0.81%	1.44	%(e)
Net investment income (loss)	0.83%	0.95%	1.28	%(e)
Portfolio turnover rate(f)(g)	56%	253%	384%

AST Bond Portfolio 2031

	Year Ended December 31, 2021	January 02, 2020(a) through December 31, 2020
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$11.32	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.04	0.03
Net realized and unrealized gain (loss) on investment transactions	(0.58)	1.29	(h)

Total from investment operations	(0.54)	1.32

Net Asset Value, end of period	$10.78	$11.32

Total Return(c)	(4.77)%	13.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$90	$146
Average net assets (in millions)	$148	$70
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.88%	0.92	%(e)
Expenses before waivers and/or expense reimbursement	0.88%	0.92	%(e)
Net investment income (loss)	0.40%	0.28	%(e)
Portfolio turnover rate(f)(g)	102%	116%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

SEE NOTES TO FINANCIAL STATEMENTS.

B5

Financial Highlights

AST Bond Portfolio 2032

	January 04, 2021(a) through December 31, 2021
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investment transactions	(0.57)

Total from investment operations	(0.53)

Net Asset Value, end of period	$9.47

Total Return(c)	(5.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$103
Average net assets (in millions)	$33
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.93	%(e)
Expenses before waivers and/or expense reimbursement	1.17	%(e)
Net investment income (loss)	0.44	%(e)
Portfolio turnover rate(f)	375%

AST Cohen & Steers Global Realty Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(b):
Net Asset Value, beginning of year	$14.50	$14.94	$11.94		$12.53		$11.30

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.24	0.21		0.24		0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.73	(0.68)	2.79		(0.84)		0.99

Total from investment operations	3.90	(0.44)	3.00		(0.60)		1.23

Capital Contributions	—	—	—	(g)(h)(i)	0.01	(h)	—

Net Asset Value, end of year	$18.40	$14.50	$14.94		$11.94		$12.53

Total Return(c)	26.90%	(2.95)%	25.13	%(j)	(4.71	)%(k)	10.88%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$117	$293	$357		$336		$430
Average net assets (in millions)	$199	$258	$351		$392		$411
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%	1.15%	1.11%		1.14%		1.14%
Expenses before waivers and/or expense reimbursement	1.19%	1.20%	1.16%		1.14%		1.14%
Net investment income (loss)	1.08%	1.78%	1.52%		1.98%		1.99%
Portfolio turnover rate(f)	44%	123%	140%		67%		68%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(g)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(h)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(i)	Amount rounds to zero.
(j)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.79)%.

SEE NOTES TO FINANCIAL STATEMENTS.

B6

Financial Highlights

AST Government Money Market Portfolio

	Year Ended December 31,
	2021		2020	2019		2018	2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$1.00		$1.00	$1.00		$1.00	$1.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	—	(b)	— (b)	0.02		0.01	— (b)
Less Dividends and Distributions	—	(b)	— (b)	(0.02)		(0.01)	— (b)
Capital Contributions	—		—	—	(b)(c)	—	—

Net Asset Value, end of year	$1.00		$1.00	$1.00		$1.00	$1.00

Total Return(d)	—	%(b)	0.22%	1.69	%(e)	1.30%	0.34%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$844		$946	$721		$757	$866
Average net assets (in millions)	$893		$903	$727		$744	$933
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.06%		0.27%	0.58%		0.57%	0.57%
Expenses before waivers and/or expense reimbursement	0.57%		0.57%	0.58%		0.59%	0.59%
Net investment income (loss)	—	%(b)	0.18%	1.66%		1.28%	0.33%

AST High Yield Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.68	$11.38	$9.87		$10.07		$9.37

Income (Loss) From Investment Operations:
Net investment income (loss)	0.51	0.57	0.64		0.60		0.56
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.23	(0.27)	0.87		(0.80)		0.14

Total from investment operations	0.74	0.30	1.51		(0.20)		0.70

Capital Contributions	—	—	—	(b)(c)	—	(b)(f)	—

Net Asset Value, end of year	$12.42	$11.68	$11.38		$9.87		$10.07

Total Return(d)	6.34%	2.64%	15.30	%(e)	(1.99	)%(e)	7.47%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$653	$842	$654		$727		$958
Average net assets (in millions)	$768	$606	$672		$875		$1,217
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.85%	0.87%	0.88%		0.86%		0.85%
Expenses before waivers and/or expense reimbursement	0.86%	0.87%	0.88%		0.86%		0.85%
Net investment income (loss)	4.21%	5.17%	5.92%		5.92%		5.69%
Portfolio turnover rate(h)(i)	44%	72%	59%		44%		52%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B7

Financial Highlights

AST Investment Grade Bond Portfolio
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$9.69	$8.32	$7.48	$7.50	$7.19

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27	0.20	0.23	0.20	0.18
Net realized and unrealized gain (loss) on investment transactions	(0.48)	1.17	0.61	(0.22)	0.13

Total from investment operations	(0.21)	1.37	0.84	(0.02)	0.31

Net Asset Value, end of year	$9.48	$9.69	$8.32	$7.48	$7.50

Total Return(b)	(2.17)%	16.47%	11.23%	(0.27)%	4.31%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,715	$2,107	$2,724	$11,090	$2,406
Average net assets (in millions)	$1,755	$7,096	$4,296	$3,733	$3,345
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.72%	0.69%	0.73%	0.70%	0.70%
Expenses before waivers and/or expense reimbursement	0.76%	0.75%	0.77%	0.74%	0.74%
Net investment income (loss)	2.83%	2.20%	2.89%	2.75%	2.41%
Portfolio turnover rate(d)(e)	75%	778%	130%	177%	96%

AST Multi-Sector Fixed Income Portfolio
	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.58	$13.83	$11.65	$12.34	$11.35

Income (Loss) From Investment Operations:
Net investment income (loss)	0.43	0.43	0.44	0.42	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.49)	1.32	1.74	(1.11)	0.59

Total from investment operations	(0.06)	1.75	2.18	(0.69)	0.99

Net Asset Value, end of year	$15.52	$15.58	$13.83	$11.65	$12.34

Total Return(b)	(0.39)%	12.65%	18.71%	(5.59)%	8.72%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$16,914	$18,536	$16,305	$11,242	$9,993
Average net assets (in millions)	$17,448	$17,453	$14,016	$10,301	$8,906
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.72%	0.72%	0.73%	0.74%	0.75%
Expenses before waivers and/or expense reimbursement	0.72%	0.72%	0.73%	0.74%	0.75%
Net investment income (loss)	2.83%	2.98%	3.35%	3.57%	3.36%
Portfolio turnover rate(e)	12%	15%	43%	36%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B8

Financial Highlights

AST Prudential Core Bond Portfolio
	Year Ended December 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.20	$13.39	$12.20		$12.30	$11.64

Income (Loss) From Investment Operations:
Net investment income (loss)	0.28	0.30	0.36		0.34	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.47)	0.51	0.83		(0.44)	0.37

Total from investment operations	(0.19)	0.81	1.19		(0.10)	0.66

Capital Contributions	—	—	—	(b)(c)	—	—

Net Asset Value, end of year	$14.01	$14.20	$13.39		$12.20	$12.30

Total Return(d)	(1.34)%	6.05%	9.75	%(e)	(0.81)%	5.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$743	$3,795	$4,298		$2,767	$3,008
Average net assets (in millions)	$2,884	$3,918	$3,557		$2,955	$2,950
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.73%	0.73%	0.73%		0.74%	0.74%
Expenses before waivers and/or expense reimbursement	0.74%	0.73%	0.73%		0.74%	0.74%
Net investment income (loss)	2.02%	2.22%	2.79%		2.80%	2.41%
Portfolio turnover rate(g)(h)	104%	102%	152%		176%	188%

AST Quantitative Modeling Portfolio
	Year Ended December 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$21.11	$18.92	$15.61		$16.69	$14.13

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.06)	(0.05)	(0.04)		(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	3.32	2.24	3.35		(1.04)	2.60

Total from investment operations	3.26	2.19	3.31		(1.08)	2.56

Net Asset Value, end of year	$24.37	$21.11	$18.92		$15.61	$16.69

Total Return(d)	15.44%	11.58%	21.20%		(6.47)%	18.12%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,464	$1,394	$1,416		$1,228	$1,282
Average net assets (in millions)	$1,449	$1,320	$1,343		$1,318	$1,154
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.26%	0.26%	0.26%		0.26%	0.26%
Expenses before waivers and/or expense reimbursement	0.26%	0.26%	0.26%		0.26%	0.26%
Net investment income (loss)	(0.26)%	(0.26)%	(0.25)%		(0.25)%	(0.26)%
Portfolio turnover rate(h)	9%	154%	42%		96%	20%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B9

Financial Highlights

AST Western Asset Core Plus Bond Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.20	$14.06	$12.52		$12.81		$12.05

Income (Loss) From Investment Operations:
Net investment income (loss)	0.25	0.35	0.43		0.41		0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.59)	0.79	1.11		(0.70)		0.37

Total from investment operations	(0.34)	1.14	1.54		(0.29)		0.76

Capital Contributions	—	—	—	(b)(c)(d)	—	(c)(d)	—

Net Asset Value, end of year	$14.86	$15.20	$14.06		$12.52		$12.81

Total Return(e)	(2.24)%	8.11%	12.30	%(f)	(2.26	)%(f)	6.31%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,303	$4,312	$3,747		$3,770		$3,071
Average net assets (in millions)	$3,366	$3,729	$3,960		$3,308		$2,986
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.77%	0.77%	0.75%		0.75%		0.74%
Expenses before waivers and/or expense reimbursement	0.77%	0.77%	0.77%		0.77%		0.78%
Net investment income (loss)	1.68%	2.40%	3.25%		3.33%		3.13%
Portfolio turnover rate(h)(i)	106%	234%	235%		251%		214%

AST Western Asset Emerging Markets Debt Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.13	$12.22	$10.64		$11.40		$10.43

Income (Loss) From Investment Operations:
Net investment income (loss)	0.47	0.46	0.58		0.47		0.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.87)	0.45	1.00		(1.23)		0.42

Total from investment operations	(0.40)	0.91	1.58		(0.76)		0.97

Net Asset Value, end of year	$12.73	$13.13	$12.22		$10.64		$11.40

Total Return(e)	(3.05)%	7.45%	14.85%		(6.67)%		9.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$188	$221	$72		$50		$98
Average net assets (in millions)	$176	$109	$105		$76		$96
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.03%	1.07%	1.03%		1.11%		1.05%
Expenses before waivers and/or expense reimbursement	1.03%	1.09%	1.10%		1.16%		1.10%
Net investment income (loss)	3.65%	3.66%	5.06%		4.30%		4.94%
Portfolio turnover rate(h)(i)	77%	76%	186%		35%		42%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B10

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2021 consisted of 71 separate portfolios. The information presented in these financial statements pertains only to the 20 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act, except for AST Cohen & Steers Global Realty Portfolio and AST Western Asset Emerging Markets Debt Portfolio, each of which are non-diversified portfolios for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The AST Government Money Market Portfolio seeks to maintain a stable $1.00 net asset value (“NAV”) and will not implement redemption gates and liquidity fees.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Investment Objective(s)	Subadviser(s)

AST Bond Portfolio 2022

(“Bond Portfolio 2022”)

AST Bond Portfolio 2023

(“Bond Portfolio 2023”)

AST Bond Portfolio 2024

(“Bond Portfolio 2024”)

AST Bond Portfolio 2025

(“Bond Portfolio 2025”)

AST Bond Portfolio 2026

(“Bond Portfolio 2026”)

AST Bond Portfolio 2027

(“Bond Portfolio 2027”)

AST Bond Portfolio 2028

(“Bond Portfolio 2028”)

AST Bond Portfolio 2029

(“Bond Portfolio 2029”)

AST Bond Portfolio 2030

(“Bond Portfolio 2030”)

AST Bond Portfolio 2031

(“Bond Portfolio 2031”)

AST Bond Portfolio 2032

(“Bond Portfolio 2032”)

	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income (a business unit of PGIM, Inc.) /PGIM Limited

AST Cohen & Steers Global Realty Portfolio (“Cohen & Steers Global Realty”)	Capital appreciation and income.	Cohen & Steers Capital Management, Inc. / Cohen & Steers Asia Limited / Cohen & Steers UK Limited.

AST Government Money Market Portfolio (“Government Money Market”)	High current income and to maintain high levels of liquidity	PGIM Fixed Income (a business unit of PGIM, Inc.)

C1

Portfolio	Investment Objective(s)	Subadviser(s)
AST High Yield Portfolio (“High Yield”)	Maximum total return, consistent with preservation of capital and prudent investment management.	PGIM Fixed Income (a business unit of PGIM, Inc.) / J.P. Morgan Investment Management, Inc.

AST Investment Grade Bond Portfolio (“Investment Grade Bond”)	Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income (a business unit of PGIM, Inc.) / PGIM Limited

AST Multi-Sector Fixed Income Portfolio (“Multi-Sector Fixed Income”)	Maximize total return, consistent with preservation of capital	PGIM Fixed Income (a business unit of PGIM, Inc.) / PGIM Limited

AST Prudential Core Bond Portfolio (“Prudential Core Bond”)	Maximize total return, consistent with the long-term preservation of capital.	PGIM Fixed Income (a business unit of PGIM, Inc.)

AST Quantitative Modeling Portfolio (“Quantitative Modeling”)	High potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantitative Solutions” a wholly-owned subsidiary of PGIM, Inc.)

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”)	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.	Western Asset Management Company, LLC / Western Asset Management Company Limited

AST Western Asset Emerging Markets Debt Portfolio (“Western Asset Emerging Markets Debt”)	Maximize total return.	Western Asset Management Company, LLC / Western Asset Management Company Limited

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of

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Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

The Government Money Market Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

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Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends

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and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily

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basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap

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agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Bank Loans: Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements: Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity

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of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

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Payment-In-Kind: Certain Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become

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aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in Note 1 above as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

Bond Portfolio 2022*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.44%

Bond Portfolio 2023*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	—#

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	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

Bond Portfolio 2024*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	—#

Bond Portfolio 2025*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	—#

Bond Portfolio 2026*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.22%

Bond Portfolio 2027*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.37%

Bond Portfolio 2028*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.35%

Bond Portfolio 2029*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	—#

Bond Portfolio 2030*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.48%

Bond Portfolio 2031*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.48%

Bond Portfolio 2032*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.24%

Cohen & Steers Global Realty	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.74%

Government Money Market	0.3000% first $3.25 billion; 0.2925% on next $2.75 billion; 0.2625% on next $4 billion; 0.2425% in excess of $10 billion	0.00%(a)

High Yield	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.56%

Investment Grade Bond*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%

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	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

Multi-Sector Fixed Income(1)	0.5325% first $300 million; 0.5225% on next $200 million; 0.5125% on next $250 million; 0.5025% on next $2.5 billion; 0.4925% on next $2.75 billion; 0.4625% on next $4 billion; 0.4425% on next $2.5 billion; 0.4225% on next $2.5 billion; 0.4025% on next $5 billion; 0.3825% in excess of $20 billion	0.46%

Prudential Core Bond	0.5325% first $300 million; 0.5225% on next $200 million; 0.4875% on next $250 million; 0.4775% on next $250 million; 0.4525% on next $2.25 billion; 0.4425% on next $2.75 billion; 0.4125% on next $4 billion; 0.3925% in excess of $10 billion	0.46%

Quantitative Modeling(2)	0.25%	0.25%

Western Asset Core Plus Bond	0.5325% first $300 million; 0.5225% on next $200 million; 0.5125% on next $250 million; 0.5025% on next $2.5 billion; 0.4925% on next $2.75 billion; 0.4625% on next $4 billion; 0.4425% in excess of $10 billion	0.50%

Western Asset Emerging Markets Debt	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.68%

Portfolio	Fee Waivers and/or Expense Limitations

Bond Portfolio 2022, Bond Portfolio 2023,
Bond Portfolio 2024, Bond Portfolio 2025,
Bond Portfolio 2026, Bond Portfolio 2027,
Bond Portfolio 2028, Bond Portfolio 2029,
Bond Portfolio 2030, Bond Portfolio 2031,	contractually limit expenses to 0.93%
and Bond Portfolio 2032	through June 30, 2022

Cohen & Steers Global Realty	contractually waive 0.051%
through June 30, 2022;
effective June 5, 2021, contractually limit expenses to 1.09% through June 30, 2023
High Yield	effective June 5, 2021,
contractually limit expenses to 0.85% through June 30, 2023
Investment Grade Bond	contractually limit expenses to 0.99% through June 30, 2022(b)
Prudential Core Bond	effective June 5, 2021, contractually limit expenses to 0.73% through June 30, 2023

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Portfolio	Fee Waivers and/or Expense Limitations

Western Asset Core Plus Bond	effective June 5, 2021, contractually limit expenses to 0.77% through June 30, 2023

Western Asset Emerging Markets Debt	contractually limit expenses to 1.07% through June 4, 2021; effective June 5, 2021, contractually limit expenses to 1.06% through June 30, 2023

* Management fees are calculated based on an aggregation of net assets of Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029, Bond Portfolio 2030, Bond Portfolio 2031, Bond Portfolio 2032 and Investment Grade Bond.

# The waivers and/or expense reimbursements exceeded the effective management fee rate for the current period due to expense limitations described above.

(a) The Investment Manager has voluntarily agreed to limit the management fee of the Government Money Market Portfolio such that the 1-day yield of the Portfolio, excluding realized gain (loss) on investment transactions, does not fall below 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by the Investment Manager at any time without notice. During the year ended December 31, 2021, the Investment Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $4,535,634, 0.51% of the Government Money Market Portfolio’s average daily net assets.

(b) The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust and funds of other affiliated investment companies due to the Portfolio’s investment in any such portfolios/funds. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

(1) Management fees are calculated based on an aggregation of net assets with AST Prudential Corporate Bond Portfolio.

(2) Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver was terminated on June 4, 2021. As described below, this voluntary fee waiver was applied to the effective gross management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

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Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of Quantitative Modeling Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

PAD has contractually agreed to reduce its 12b-1 fees for each of the Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029, Bond Portfolio 2030, Bond Portfolio 2031, Bond Portfolio 2032 and Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Manager and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver

Up to and including $300 million	0.25	% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2021, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount

Cohen & Steers Global Realty	$11,510

AST Investment Services, Inc., PGIM Investments, PAD, PGIM, Inc., PGIM Limited and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Portfolios may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their

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services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2021, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)

Bond Portfolio 2030	$—	$7,418,845	$(6,908)
Bond Portfolio 2032	7,418,845	—	—
High Yield	—	25,123,914	1,204,862

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2021 Payments

Bond Portfolio 2023	$383
Bond Portfolio 2030	7,007
Cohen & Steers Global Realty	174,014
Western Asset Core Plus Bond	725,033
Western Asset Emerging Markets Debt	51,051

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5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2021, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales

Bond Portfolio 2022	$15,637,100	$10,794,420
Bond Portfolio 2023	2,851,031	6,950,513
Bond Portfolio 2024	111,917	6,828,457
Bond Portfolio 2025	1,687	6,334,171
Bond Portfolio 2026	1,143,605	22,832,094
Bond Portfolio 2027	7,464,321	14,073,860
Bond Portfolio 2028	113,567,291	74,673,134
Bond Portfolio 2029	137,349	280,642
Bond Portfolio 2030	14,156,413	75,833,361
Bond Portfolio 2031	27,059,025	38,895,551
Bond Portfolio 2032	160,013,083	96,628,118
Cohen & Steers Global Realty	95,290,895	103,159,588
High Yield	318,911,815	520,224,530
Investment Grade Bond	430,142,049	967,218,080
Multi-Sector Fixed Income	1,795,700,281	2,787,051,625
Prudential Core Bond	2,944,458,439	3,224,897,413
Quantitative Modeling	129,562,909	274,178,743
Western Asset Core Plus Bond	2,740,259,679	3,095,517,870
Western Asset Emerging Markets Debt	130,561,254	166,208,171

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2021, is presented as follows:

Bond Portfolio 2022

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wc)
$3,007,362	$5,046,605	$—	$(23,453)	$—	$8,030,514	873,832	$46,605

PGIM Core Ultra Short Bond Fund(1)(wc)
130,369	86,025,707	70,036,569	(1)	—	16,119,506	16,119,506	8,463

PGIM Institutional Money Market Fund(1)(b)(wc)
—	43,571,273	43,115,349	—	(949)	454,975	455,293	1,437	(2)

$3,137,731	$134,643,585	$113,151,918	$(23,454)	$(949)	$24,604,995		$56,505

Bond Portfolio 2023

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wc)
$ —	$2,010,216	$—	$(6,527)	$—	$2,003,689	218,029	$10,149

PGIM Core Ultra Short Bond Fund(1)(wc)
1,291,543	10,133,300	9,374,566	—	—	2,050,277	2,050,277	1,554

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wc)
$—	$2,276,968	$2,166,668	$—	$(42)	$110,258	110,336	$57	(2)

$1,291,543	$14,420,484	$11,541,234	$(6,527)	$(42)	$4,164,224		$11,760

Bond Portfolio 2024

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$38,363	$7,277,074	$7,014,740	$—	$—	$300,697	300,697	$376

PGIM Institutional Money Market Fund(1)(b)(wa)
107,464	108,386	215,850	21	(21)	—	—	64	(2)

$145,827	$7,385,460	$7,230,590	$21	$(21)	$300,697		$440

Bond Portfolio 2025

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wb)
$595,409	$4,614,795	$5,046,095	$—	$—	$164,109	164,109	$268

Bond Portfolio 2026

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wc)
$3,921,044	$23,552	$1,500,000	$(17,650)	$11,326	$2,438,272	265,318	$23,552

PGIM Core Ultra Short Bond Fund(1)(wc)
150,237	16,192,915	16,295,159	—	—	47,993	47,993	610

PGIM Institutional Money Market Fund(1)(b)(wc)
1,824,651	8,387,728	9,721,781	(592)	394	490,400	490,743	679	(2)

$5,895,932	$24,604,195	$27,516,940	$(18,242)	$11,720	$2,976,665		$24,841

Bond Portfolio 2027

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wc)
$5,011,938	$45,639	$—	$(16,432)	$—	$5,041,145	548,547	$45,639

PGIM Core Ultra Short Bond Fund(1)(wc)
8,515,773	32,161,230	39,887,813	—	—	789,190	789,190	2,392

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wc)
$1,440,990	$17,513,872	$17,724,039	$143	$(675)	$1,230,291	1,231,154	$773	(2)

$14,968,701	$49,720,741	$57,611,852	$(16,289)	$(675)	$7,060,626		$48,804

Bond Portfolio 2028

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wc)
$—	$7,523,196	$—	$(19,023)	$—	$7,504,173	816,559	$23,196

PGIM Core Ultra Short Bond Fund(1)(wc)
425,304	95,951,861	88,207,506	—	—	8,169,659	8,169,659	9,792

PGIM Institutional Money Market Fund(1)(b)(wc)
—	1,531,699	1,531,699	—	—		—	26	(2)

$425,304	$105,006,756	$89,739,205	$(19,023)	$—	$15,673,832		$33,014

Bond Portfolio 2029

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wh)
$498,914	$1,679,137	$1,670,997	$—	$—	$507,054	507,054	$396

Bond Portfolio 2030

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wc)
$13,674,156	$93,942	$6,000,000	$(63,734)	$38,483	$7,742,847	842,530	$93,943

PGIM Core Ultra Short Bond Fund(1)(wc)
428,185	50,618,226	47,088,995	—	—	3,957,416	3,957,416	2,004

PGIM Institutional Money Market Fund(1)(b)(wc)
1,535,044	24,940,005	26,117,983	(3,639)	3,156	356,583	356,833	864	(2)

$15,637,385	$75,652,173	$79,206,978	$(67,373)	$41,639	$12,056,846		$96,811

Bond Portfolio 2031

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wc)
$13,056,037	$3,129,462	$6,500,000	$(34,548)	$(7,736)	$9,643,215	1,049,316	$130,075

PGIM Core Ultra Short Bond Fund(1)(wc)

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
$482,729	$173,794,683	$169,210,952	$—	$—	$5,066,460	5,066,460	$5,526

PGIM Institutional Money Market Fund(1)(b)(wc)
—	3,599,010	2,847,189	—	(53)	751,768	752,295	135	(2)

$13,538,766	$180,523,155	$178,558,141	$(34,548)	$(7,789)	$15,461,443		$135,736

Bond Portfolio 2032

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wc)
$—	$8,000,576	$—	$(15,192)	$—	$7,985,384	868,921	$14,491

PGIM Core Ultra Short Bond Fund(1)(wc)
—	162,838,133	157,419,700	—	—	5,418,433	5,418,433	4,448

PGIM Institutional Money Market Fund(1)(b)(wc)
—	4,186,449	3,619,040	—	(112)	567,297	567,695	161	(2)

$—	$175,025,158	$161,038,740	$(15,192)	$(112)	$13,971,114		$19,100

Cohen & Steers Global Realty

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$6,490,107	$37,080,767	$42,934,931	$—	$—	$635,943	635,943	$2,574

PGIM Institutional Money Market Fund(1)(b)(wa)
13,952,054	91,939,574	101,044,511	184	(1,641)	4,845,660	4,849,054	6,875	(2)

$20,442,161	$129,020,341	$143,979,442	$184	$(1,641)	$5,481,603		$9,449

High Yield

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$25,978,223	$341,448,543	$346,887,635	$—	$—	$20,539,131	20,539,131	$32,533

PGIM Institutional Money Market Fund(1)(b)(wa)
142,750,778	638,962,472	629,262,825	9,327	(55,475)	152,404,277	152,511,035	101,469	(2)

$168,729,001	$980,411,015	$976,150,460	$9,327	$(55,475)	$172,943,408		$134,002

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Investment Grade Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wd):

PGIM Absolute Return Bond Fund(1)
$53,879,004	$641,770	$54,874,675	$(7,430,600)	$7,784,501	$—	—	$672,793

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
37,662,480	1,214,276,892	1,245,788,909	—	—	6,150,463	6,150,463	56,740

PGIM Institutional Money Market Fund(1)(b)(wd)
72,709,594	577,871,624	613,189,064	(109,611)	96,607	37,379,150	37,405,333	43,988	(2)

$110,372,074	$1,792,148,516	$1,858,977,973	$(109,611)	$96,607	$43,529,613		$100,728

$164,251,078	$1,792,790,286	$1,913,852,648	$(7,540,211)	$7,881,108	$43,529,613		$773,521

Multi-Sector Fixed Income

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$20,408,758	$1,706,754,531	$1,657,256,102	$—	$—	$69,907,187	69,907,187	$138,214

PGIM Institutional Money Market Fund(1)(b)(wa)
1,190,312,207	2,002,781,526	2,643,634,865	143,193	(306,877)	549,295,184	549,679,960	433,297	(2)

$1,210,720,965	$3,709,536,057	$4,300,890,967	$143,193	$(306,877)	$619,202,371		$571,511

Prudential Core Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$173,609,864	$832,914,502	$998,236,064	$—	$—	$8,288,302	8,288,302	$136,210

PGIM Institutional Money Market Fund(1)(b)(wa)
36,098,058	338,025,185	370,696,007	(57,724)	40,541	3,410,053	3,412,443	21,691	(2)

$209,707,922	$1,170,939,687	$1,368,932,071	$(57,724)	$40,541	$11,698,355		$157,901

Quantitative Modeling

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Funds(wd):

AST BlackRock/Loomis Sayles Bond Portfolio*(1)
$25,311,728	$3,927,645	$2,289,961	$(514,165)	$219,616	$26,654,863	1,696,681	$—

AST ClearBridge Dividend Growth Portfolio*(1)
81,539,020	705,601	15,185,899	15,325,227	4,320,959	86,704,908	2,974,439	—

AST Emerging Markets Equity Portfolio*(1)
11,246,877	556,950	5,182,455	(1,115,053)	1,288,030	6,794,349	661,572	—

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

AST Global Bond Portfolio*(1)
$109,659,510	$16,250,841	$8,495,952	$(2,145,744)	$504,417	$115,773,072	9,536,497	$—

AST Goldman Sachs Small-Cap Value Portfolio*(1)
8,028,849	—	66,611	2,116,290	17,195	10,095,723	310,925	—

AST High Yield Portfolio*(1)
7,228,381	2,099,336	3,049,033	61,158	386,858	6,726,700	541,602	—

AST Hotchkis & Wiley Large-Cap Value Portfolio*(1)
75,184,696	3,611,859	22,146,547	10,283,221	10,130,050	77,063,279	1,798,023	—

AST International Growth Portfolio*(1)
73,955,293	8,460,051	15,965,761	2,711,638	6,719,406	75,880,627	2,501,834	—

AST International Value Portfolio*(1)
75,207,398	6,691,274	10,426,929	4,151,231	1,597,816	77,220,790	3,363,275	—

AST Jennison Large-Cap Growth Portfolio*(1)
60,590,897	6,657,019	16,287,742	1,590,291	7,690,347	60,240,812	834,245	—

AST Large-Cap Core Portfolio*(1)
204,598,577	—	39,963,312	36,762,509	14,600,586	215,998,360	7,031,197	—

AST Loomis Sayles Large-Cap Growth Portfolio*(1)
70,502,344	6,030,684	14,494,081	6,375,197	5,362,362	73,776,506	741,547	—

AST MFS Growth Portfolio*(1)
60,546,654	3,198,239	13,745,876	7,431,668	5,336,771	62,767,456	1,168,419	—

AST MFS Large-Cap Value Portfolio*(1)
100,441,848	5,315,432	23,343,041	16,525,455	7,086,896	106,026,590	3,493,463	—

AST Mid-Cap Growth Portfolio*(1)
8,330,348	828,989	1,855,068	56,717	790,743	8,151,729	466,079	—

AST Mid-Cap Value Portfolio*(1)
3,927,783	2,921,156	1,775,503	2,372,728	854,110	8,300,274	179,155	—

AST Prudential Core Bond Portfolio*(1)
90,114,273	13,762,469	7,363,938	(1,536,119)	334,102	95,310,787	6,803,054	—

AST QMA International Core Equity Portfolio*(1)
64,344,313	4,471,991	9,498,396	5,832,074	1,814,272	66,964,254	4,440,600	—

AST Small-Cap Growth Opportunities Portfolio*(1)
14,061,371	3,118,189	3,802,075	(1,955,502)	1,739,406	13,161,389	408,993	—

AST Small-Cap Growth Portfolio*(1)
14,270,579	2,274,665	4,167,161	(1,463,060)	2,163,342	13,078,365	158,930	—

AST Small-Cap Value Portfolio*(1)
22,167,109	8,782,985	14,940,179	97,494	6,228,179	22,335,588	581,202	—

AST T. Rowe Price Large-Cap Growth Portfolio*(1)
70,937,229	4,787,729	14,647,109	4,910,615	6,301,828	72,290,292	956,727	—

AST T. Rowe Price Large-Cap Value Portfolio*(1)
75,237,484	1,898,855	15,904,021	11,830,818	6,029,114	79,092,250	3,583,700	—

AST T. Rowe Price Natural Resources Portfolio*(1)
—	13,800,038	1,787,202	1,582,276	189,668	13,784,780	505,678	—

AST WEDGE Capital Mid-Cap Value Portfolio*(1)
3,956,981	—	2,922,704	(1,112,956)	78,679	—	—	—

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

AST Western Asset Core Plus Bond Portfolio*(1)
$56,447,681	$9,182,139	$5,078,474	$(1,757,594)	$475,067	$59,268,819	3,988,480	$—

AST Western Asset Emerging Markets Debt Portfolio*(1)
5,638,502	2,958,536	2,523,478	(356,678)	97,157	5,814,039	456,719	—

$1,393,475,725	$132,292,672	$276,908,508	$118,059,736	$92,356,976	$1,459,276,601		$—

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wd)
2,218,167	132,813,688	129,830,164	—	—	5,201,691	5,201,691	4,872

$1,395,693,892	$265,106,360	$406,738,672	$118,059,736	$92,356,976	$1,464,478,292		$4,872

Western Asset Core Plus Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$31,895,109	$1,020,340,322	$1,047,748,910	$—	$—	$4,486,521	4,486,521	$98,603

PGIM Institutional Money Market Fund(1)(b)(wa)
462,860,313	1,136,872,313	1,489,250,381	64,214	(125,319)	110,421,140	110,498,489	150,630	(2)

$494,755,422	$2,157,212,635	$2,536,999,291	$64,214	$(125,319)	$114,907,661		$249,233

Western Asset Emerging Markets Debt

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$5,192,702	$88,043,873	$85,314,923	$—	$—	$7,921,652	7,921,652	$8,888

PGIM Institutional Money Market Fund(1)(b)(wa)
14,929,621	93,901,896	97,974,482	700	(3,872)	10,853,863	10,861,466	8,631	(2)

$20,122,323	$181,945,769	$183,289,405	$700	$(3,872)	$18,775,515		$17,519

*	Non-income producing security.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(wb)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(wc)

PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(wh)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the

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partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2021 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2021. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2021
Bond Portfolio 2024	$230,034	1.43%	29	$667,000	$—
Bond Portfolio 2025	436,429	1.43	28	1,187,000	—
Bond Portfolio 2026	374,673	1.42	52	904,000	—
Bond Portfolio 2027	323,857	1.38	28	1,310,000	—
Bond Portfolio 2030	1,201,689	1.40	45	15,038,000	—
Bond Portfolio 2031	4,433,083	1.40	36	25,455,000	—
Bond Portfolio 2032	1,955,000	1.29	1	1,955,000	—
Cohen & Steers Global Realty	161,857	1.37	7	331,000	—
High Yield	510,714	1.32	7	1,721,000	—
Investment Grade Bond	8,126,043	1.42	23	38,881,000	—
Multi-Sector Fixed					—
Income	2,251,250	1.40	4	3,456,000	—
Prudential Core Bond	11,684,091	1.32	11	52,966,000	—
Quantitative Modeling	325,000	1.41	1	325,000	—

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8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2021, all Portfolios offer only a single share class to investors.

As of December 31, 2021, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Bond Portfolio 2022	3	99.6%
Bond Portfolio 2023	2	96.9
Bond Portfolio 2024	2	98.4
Bond Portfolio 2025	3	100.0
Bond Portfolio 2026	2	98.1
Bond Portfolio 2027	2	97.7
Bond Portfolio 2028	3	96.6
Bond Portfolio 2029	1	99.8
Bond Portfolio 2030	2	95.5
Bond Portfolio 2031	3	99.9
Bond Portfolio 2032	3	99.9
Cohen & Steers Global Realty	3	99.9
Government Money Market	3	99.9
High Yield	6	95.8
Investment Grade Bond	2	95.7
Multi-Sector Fixed Income	2	100.0
Prudential Core Bond	4	96.9
Quantitative Modeling	2	96.2
Western Asset Core Plus Bond	3	93.2
Western Asset Emerging Markets Debt	5	94.9

9. Purchases & Redemption In-kind

On January 27, 2021, the Board approved changes to AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”), AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”), AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”), and AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”) (the “Portfolios”) that were contingent on shareholder approval of the amended Management Agreement and Shareholder Services and Distribution Plan. In addition to the amended Management Agreements and Shareholder Services and Distribution Plan, the Board approved changing the Portfolios’ principal investment strategies from a fund-of-funds structure that primarily invests portfolio assets in Underlying Funds (the “Underlying Funds”) to a structure that primarily relies on direct investments to achieve the Portfolios’ investment objectives. The implementation of the new principal investment strategy in these Portfolios was done by utilizing a redemption in-kind from the Underlying Funds Portfolios.

As of the close of business on June 4, 2021, the Underlying Fund settled the redemption of portfolio shares by delivering portfolio securities and other assets to the Portfolio. The following table is a summary of the value of such securities and other assets that were transferred in-kind to the Portfolio:

Underlying Portfolio Name	Academic Strategies	Total Redemption In-Kind Value
Cohen & Steers Global Realty	$221,337,779	$221,337,779

As of the close of business on June 23, 2021, AST Academic Strategies Portfolio delivered portfolio securities and other assets with a market value of $17,546,638 to AST Western Asset Emerging Markets Debt Portfolio (an Underlying Fund) in exchange for 1,362,317 shares purchased in-kind.

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As of the close of business on July 9, 2021, the Underlying Funds settled the redemption of the fund shares by delivering portfolio securities and other assets. The following table is a summary of the value of such securities and other assets that were transferred in-kind to the Portfolios.

Underlying Portfolio Name	Academic Strategies	Balanced Asset Allocation	Capital Growth Asset Allocation	Preservation Asset Allocation	Total Redemption In-Kind Value
Prudential Core Bond	$ -	$ 626,505,064	$460,534,163	$ 614,762,775	$1,701,802,002
Western Asset Core Plus Bond	71,652,222	690,644,754	500,882,861	689,735,292	1,952,915,129
Total	$71,652,222	$1,317,149,818	$961,417,024	$1,304,498,067	$3,654,717,131

At the close of business on December 10, 2021, Prudential Core Bond settled the redemption of portfolios shares by delivering portfolio securities and other assets to Balanced Asset Allocation, Capital Growth Asset Allocation, and Preservation Asset Allocation. The following table is a summary of the value of securities and other assets that were transferred in-kind:

Underlying Portfolio Name	Balanced Asset Allocation	Capital Growth Asset Allocation	Preservation Asset Allocation	Total Redemption In-Kind Value
Prudential Core Bond	$449,913,790	$320,945,131	$435,381,878	$1,206,240,799

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

10. Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Adjustable and Floating-Rate Securities Risk: The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Variable and floating-rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

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Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors.

Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

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In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. ln addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Focus Risk: The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Investment Risk: Investments in foreign securities generally involve more risk than investments in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio’s holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because interest rates in the U.S. are at or near historic lows, which increases the risk associated with rising interest rates. Interest rates may begin to increase in the future, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

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LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On March 5, 2021, the ICE Benchmark Administration (“IBA’’), the administrator of LIBOR, announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. While the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, may consult on the issue of requiring the IBA to produce certain LIBOR tenors on a synthetic basis, it has announced that all 35 LIBOR settings will either cease to be provided by any administrator or will no longer be representative as of the dates published by the IBA. The Board of Governors of the Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Portfolio. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Portfolio as well as loan facilities used by a Portfolio. As such, the potential impact of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Non-Diversification Risk: The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Portfolio Turnover Risk: A Subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a Subadviser may engage in active and frequent trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. A Portfolio’s turnover rate may be higher than that of other mutual funds due to a Subadviser’s investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves

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some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Prepayment or Call Risk: Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Quantitative Model Risk: The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.

Real Estate Risk: Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Redemption Risk: A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Restricted Securities Risk: The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.

Selection Risk: The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.

Sovereign Debt Securities Risk:lnvesting in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.

US. Government Securities Risk U.S. Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the U.S. Government, and may not be backed by the full faith and credit of the U.S. Government.

Yield Risk: The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.

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Valuation Risk:Due to the nature of the Portfolio’s investments and the market environment, a portion of the Portfolio’s assets may be valued at fair value pursuant to guidelines established by the Board. The Portfolio’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the Portfolio would receive upon sale of a security.

11. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Portfolios.

12. Subsequent Event

On September 20-22, 2021, the Board approved the reorganization (the “Reorganization”) of BlackRock Low Duration Bond, BlackRock/Loomis Sayles Bond and Prudential Core Bond (the “Target Portfolios”) into Western Asset Core Plus Bond (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the Reorganization at a meeting on January 5, 2022 and the Reorganization took place at the close of business on February 11, 2022. Upon completion of the Reorganization, the Acquiring Portfolio’s name was changed to the AST Core Fixed Income Portfolio.

On November 16, 2021, the Board approved changes to Quantitative Modeling (the “Portfolio”) that were contingent on shareholder approval of the amended Management Agreement and Shareholder Services and Distribution Plan. In addition to the amended Management Agreement and Shareholder Services and Distribution Plan, the Board approved changing the Portfolio’s principal investment strategies from a fund-of-funds structure that primarily invests portfolio assets in Underlying Funds (the “Underlying Funds”) to a structure that primarily relies on direct investments to achieve the Portfolio’s investment objectives. The implementation of the new principal investment strategy in the Portfolio will be done by utilizing a redemption in-kind from the Underlying Funds’ Portfolios. On February 16, 2022, the shareholders approved an amended management agreement for the Portfolio. Additionally, a Shareholder Services and Distribution Plan was approved for the Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. It is expected that at the close of business on April 22, 2022, the Underlying Funds will settle the redemption of portfolio shares by delivering portfolio securities and other assets to the Portfolio.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of each of the twenty portfolios listed in the table below.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios indicated in the table below (twenty of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2021, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of periods indicated therein ended on or subsequent to December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statements

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Cohen & Steers Global Realty Portfolio

AST Government Money Market Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST Multi-Sector Fixed Income Portfolio

AST Prudential Core Bond Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

Statements of operations for the year ended December 31, 2021 and statements of changes in net assets for each of the two years in the period ended December 31, 2021

AST Bond Portfolio 2031

Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the year ended December 31, 2021 and for the period January 2, 2020 (commencement of operations) through December 31, 2020

AST Bond Portfolio 2032	Statements of operations and changes in net assets for the period January 4, 2021 (commencement of operations) through December 31, 2021

The financial statements of the Portfolios as of and for the year or period ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 17, 2022

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT TRUSTEES AND OFFICERS

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Susan Davenport Austin 1967 No. of Portfolios Overseen: 90	Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 - 2021).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 90	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 90	Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 90	Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 90	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); Formerly Non-Executive Director of Clyde & Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 90	Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

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Independent Trustees

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Thomas M. O’Brien 1950 No. of Portfolios Overseen: 90	Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; Formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee

Timothy S. Cronin 1965 Number of Portfolios Overseen: 90	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)

Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer

Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019

Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IlL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since March 2021

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

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Trust Officers(a)

Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touche (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).	Since June 2017

(a)	Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The lndependent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should caII (888) 778-2888. Owners of IndividuaI Life Insurance contracts should caII (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet avaiIable on aII products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2022 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-B

Advanced Series Trust

ANNUAL REPORT	December 31, 2021

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Advanced Strategies Portfolio

AST AllianzGI World Trends Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

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Advanced Series Trust	Annual Report	December 31, 2021

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST Advanced Strategies Portfolio	A3
	AST AllianzGI World Trends Portfolio	A81
	AST Balanced Asset Allocation Portfolio	A103
	AST BlackRock Global Strategies Portfolio	A175
	AST Preservation Asset Allocation Portfolio	A221
	AST Prudential Growth Allocation Portfolio	A293

Section B	Financial Highlights
Section C	Notes to Financial Statements
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust	Annual Report	December 31, 2021

Letter to Contract Owners

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
Advanced Series Trust	January 31, 2022

Market Overview — unaudited	Annual Report	December 31, 2021

Equity Market Overview

Stock markets throughout the world rallied in 2021 in reaction to massive ongoing economic stimulus packages, the re-opening of economies following COVID-19 pandemic lockdowns, rollouts of COVID-19 vaccines, record corporate profits, upbeat employment data, and strong consumer demand. However, supply-chain bottlenecks, concerns about rising inflation, and the emergence of COVID-19 variants led to occasional volatility. While developed markets shined, emerging markets faltered due largely to the poor performance of Chinese stocks and prospects of rising interest rates in the US and elsewhere.

Stocks delivered double-digit returns

For the year, the large-cap S&P 500 Index gained 28.70%, the broad-based Russell 3000 Index rose 25.66%, and the tech-heavy Nasdaq Composite Index returned 21.39%. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, returned 7.82%. By comparison, fixed income securities, as measured by the Bloomberg US Aggregate Bond Index, declined 1.54%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

The economy rebounded, inflation spiked

The pace of economic growth in the US picked up sharply during the first half of 2021, spurred by aggressive fiscal stimulus. Real gross domestic product (GDP) growth surged to 6.7% (at an annual rate) in the second quarter, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. S&P 500 Index company profits rose significantly during the year. In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, spiked 7% from its level 12 months earlier, triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep jump in energy prices.

West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of 2021 to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year. Despite the pickup in the economy, the Federal Reserve (the Fed) kept its federal funds rate target near zero throughout the year.

US stocks rose despite headwinds

During the first quarter of 2021, US stock prices posted steep gains in anticipation that economic stimulus, which included a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines would drive growth. Oil prices rose sharply, the energy sector rallied, and GDP accelerated. The stock market continued its ascent through the second and most of the third quarter but suffered a pullback in September as concerns about inflation mounted.

In November, US inflation rose at its fastest pace in nearly 40 years. To help contain it, the Fed began tapering its monthly purchase of bonds. In December, the Fed signaled it would wind down that stimulus program sooner than previously planned and raise interest rates in 2022. Despite these concerns and worries about the Omicron variant of COVID-19, stocks advanced over the final quarter as investors turned their attention to robust corporate earnings and other positive economic data.

S&P 500 Index: leaders and laggards

In 2021, the top-performing sector in the S&P 500 Index was energy, rising 54.64% on a rebound in oil prices. Next in line were real estate (+46.19%), financials (+35.04%), information technology (+34.53%), materials (+27.28%), health care (+26.13%), consumer discretionary (+24.43%), communication services (+21.57%), and industrials (+21.12%). The “defensive” consumer staples and utilities sectors rose 18.63% and 17.67%, respectively.

Growth performed in line with value, large-cap stocks topped small-cap stocks

Over the year, the Russell 3000 Growth Index returned 25.85%, slightly edging out the Russell 3000 Value Index, which rose 25.37%. The large-cap Russell 1000 Index returned 26.45%, the Russell Midcap Index gained 22.58%, and the small-cap Russell 2000 Index trailed with a return of 14.82%.

International developed market stocks also advanced

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 11.26% during the year. The MSCI UK Index returned 18.50%, and the MSCI Europe Index returned 16.30%, buoyed by government stimulus. The MSCI Japan Index returned 1.71%. Japanese stocks were pressured by supply-chain and COVID-19-related challenges.

Emerging market stocks fell

The MSCI Emerging Markets Index declined 2.54% in 2021. Investor concerns about a slowdown in China’s economy, a plunge in Chinese technology stock prices in response to a government regulatory crackdown, and worries about a stronger US dollar triggered the sell-off. The MSCI China Index dropped 21.72% while the Latin America component of the MSCI Emerging Markets Index fell 8.09% over the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2021

Fixed Income Market Overview

Government bond markets dropped modestly in 2021 as investors grew increasingly concerned about rising inflation and the prospect of interest rate hikes. Treasury Inflation-Protected Securities (TIPS) and high yield corporate bonds, however, delivered positive returns.

The global investment-grade bond market, as measured by the Bloomberg Global Aggregate Bond (USD Hedged) Index, fell 1.40% for the year, slightly outperforming the 1.54% decline of the US investment-grade bond market, as measured by the Bloomberg US Aggregate Bond Index. TIPS, issued by the US government and indexed to inflation, rose 5.96%. High yield bonds (i.e., debt rated below investment grade) outperformed their investment-grade counterparts with a gain of 5.28%, as measured by the ICE BofA US High Yield Index. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, dropped 1.80%. (All returns cited are in US dollars unless stated otherwise.)

Aggressive stimulus spurred growth, higher inflation

With unemployment falling and corporate profits rising, the US economy continued to rebound in 2021, despite higher inflation, surging energy prices, and the ongoing COVID-19 pandemic. West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of the year to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year.

Bond markets wobbled on fears of inflation, rate hikes

Early in 2021, expectations of aggressive US fiscal stimulus, including a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines raised fears that the economy could heat up and lead to higher inflation and interest rate hikes.

These concerns triggered a steep pullback in investment-grade bond prices while their yields, which move in the opposite direction to prices, rose. In the first quarter of 2021, US Treasuries suffered their second-worst quarterly performance in more than 40 years. Investors’ concerns also rippled through many international bond markets. Although US investment-grade bond returns fell over the first quarter, high yield corporate bonds posted positive total returns.

Real gross domestic product growth surged to 6.7% (at an annual rate) in the second quarter of 2021, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. Yields on long-term US Treasuries dropped modestly during the second quarter but rose notably late in the third quarter as concerns about inflation escalated.

In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, jumped 7% above its level 12 months earlier. The increase was triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep leap in energy prices. In response, the Federal Reserve signaled it would wind down its monthly purchase of bonds, a program that began at the start of the pandemic to stimulate the economy, sooner than previously planned and raise interest rates in 2022. The inflation fears bolstered demand for TIPS, which returned 2.36% over the fourth quarter, surpassing other fixed income assets.

The yield on the 10-year US Treasury note closed 2021 at 1.51%, up from 0.92% at the beginning of the year. For the year, US Treasuries fell 2.32%, investment-grade US credits declined 1.04%, mortgage-backed (agency) securities dropped 1.04%, and the Bloomberg Municipal Bond Index rose 1.52%. (Returns of US investment-grade bonds are based on Bloomberg bond indexes unless stated otherwise.)

High yield bonds outperformed

US high yield bonds, with the 5.28% gain for 2021 noted above, benefited from the rebound in the US economy, stronger-than-expected corporate earnings, fiscal stimulus, and investors’ search for enhanced yields in the low-interest-rate environment. Fundamentals of corporate bond issuers improved as the economy recovered. High yield bond prices are less susceptible to rising interest rates than US Treasuries and other higher-rated debt, although they are more sensitive to the economic outlook and earnings of companies that issue them. The annual interest rate paid on a high yield bond is typically higher than the rate on an investment-grade bond because high yield bonds are riskier.

Emerging market bonds lagged

As mentioned above, emerging market bonds fell 1.80% in 2021. China’s high yield corporate debt market was a particularly poor performer. Turkey and Brazil also lagged as they both contended with inflation and political turmoil.

AST Advanced Strategies Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	13.83%	11.06%	9.87%
Blended Index	14.37	11.07	9.81
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Advanced Strategies Portfolio returned 13.83%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Despite economic constraints brought on by the COVID-19 global pandemic, investment market returns were largely positive in calendar-year 2021 (the reporting period). Generally, equities and real assets outperformed bonds by significant margins. For the period, US equities, as measured by the Russell 3000 Index, rose 25.66%; international equities, as measured by the MSCI EAFE Index, returned 11.78%. Conversely, bonds, as measured by the Bloomberg US Aggregate Bond Index, fell 1.54% over the period.

What strategies or holdings affected the Portfolio’s performance?*

Tactical asset allocation decisions contributed positively to the Portfolio’s performance during the period, especially in the first and fourth quarters. A tilt toward equities and real assets at the expense of fixed income was a persistent theme throughout the period. These tilts were positive, as these asset classes outperformed bonds by double-digit spreads.

The Portfolio’s subadvisors detracted from performance over the period, with all of the underperformance coming in the fourth quarter of the period after the subadvisors had collectively added value in each of the previous three quarters. Underperformance was localized to equities, specifically to large-cap growth stocks, where the Brown Advisors and Loomis Sayles sleeves both underperformed their Russell 1000 Growth Index benchmark by wide margins. On the positive side, both international equity sleeves moderately outperformed their MSCI EAFE Index benchmark. The PGIM Core Plus, PIMCO Hedged International, and PIMCO Real Return sleeves all outperformed their respective benchmarks by wide margins.

Some of the Portfolio’s strategies make significant use of derivatives. For example, the PIMCO Real Return Strategy uses futures contracts to gain exposure to real estate and commodities. The bond strategies use derivatives to manage portfolio risk, gain liquidity, and help exploit market inefficiencies. The Portfolio’s active overlay component, subadvised by PGIM Quantitative Solutions, uses both exchange-traded funds and futures to manage cash flows and provide liquidity, as well as to implement tactical asset allocation decisions, as described above. The real return portion of the Portfolio outperformed for the period, while performance of the active overlay was slightly negative relative to the Portfolio’s benchmark.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Advanced Strategies Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Advanced Strategies (As of 12/31/2021)

Ten Largest Holdings	Line of Business	% of Net Assets

iShares Core U.S. Aggregate Bond ETF	Exchange-Traded Funds	1.5%

Federal National Mortgage Assoc., 4.000%, TBA	U.S. Government Agency Obligations	1.4%

U.S. Treasury Notes, 1.125%, 02/28/27	U.S. Treasury Obligations	1.2%

U.S. Treasury Inflation Indexed Bonds, TIPS, 0.125%, 07/15/31	U.S. Treasury Obligations	1.1%

Microsoft Corp.	Software	1.1%

AST Small-Cap Value Portfolio	Small-Cap Value	1.0%

iShares iBoxx $Investment Grade Corporate Bond ETF	Exchange-Traded Funds	0.8%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.7%

Amazon.com, Inc.	Internet & Direct Marketing Retail	0.7%

Vanguard Real Estate ETF	Exchange-Traded Funds	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST AllianzGI World Trends Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	11.15%	9.89%	8.14%
Blended Index	12.03	11.17	9.46
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST AllianzGI World Trends Portfolio returned 11.15%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2021 (the reporting period) was characterized by a surge in global equities as the rollout of COVID-19 vaccines in the first quarter boosted the outlook for a global recovery from the pandemic. Global stocks were driven higher by a combination of central bank support and improved corporate earnings. However, as inflation expectations increased and supply constraints and other factors placed upward pressure on the prices of consumer goods, central banks came under pressure to withdraw their pandemic-related support measures in the second half of the period. This coincided with the end of temporary fiscal support measures and the emergence of the Delta and Omicron variants of COVID-19.

Within equities, stocks in developed markets, including the US, Europe, and Japan, outperformed those in emerging markets, which closed the year with flat returns. At a sector level, energy stocks benefited as oil prices hit seven-year highs, and real estate and technology were areas of notable strength. More defensive sectors such as consumer staples and utilities generally lagged the market rally but still posted positive gains. In fixed income, global bond yields increased in the context of rising inflation expectations. US Treasury yields rose sharply, particularly at the short end of the curve, as the Federal Reserve (the Fed) adopted a more hawkish stance toward the end of the period.

Global equities delivered steady gains throughout the period, although volatility increased substantially in the second half. In the US, equities reached a series of new peaks, as measured by the performance of the S&P 500 Index, despite several setbacks. September was the worst month for US equities since the start of the pandemic; at the end of November, stocks suffered a sharp sell-off on concerns over the impact of the surging Omicron variant; and December saw another equity-market decline as the Fed turned decidedly more hawkish. In Europe, equity markets benefited from positive sentiment regarding a swift economic recovery from the pandemic in the context of an accelerating vaccine rollout and the easing of restrictions. The reimposition of such restrictions in November contributed to a correction. Meanwhile, in Japan, equities benefited from fiscal and monetary stimulus measures as well as stable corporate earnings growth.

Global bonds posted negative returns for the period in light of rising bond yields across developed markets. The United Kingdom gilts were among those that rose the most, as the Bank of England in December became the first major central bank to raise rates. Eurozone bond yields also increased, although the upward movement was dampened by the European Central Bank’s signals that higher interest rates were not likely until at least 2023. In general, corporate bonds outperformed government bonds, with credit spreads tightening to some of the lowest levels on record.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio’s performance relative to the Blended Index was predominantly driven by allocation effects.

Security selection effects for the reporting period were positive in the fixed income holdings and mixed in the equity holdings of the Portfolio. In fixed income, the main source of return was active bond selection in credits followed by sector allocation. Within equities, the Best Styles Global and Best Styles US strategies posted consistent positive returns and were supported by a strong value recovery in the first part of the period. After a positive start in the first months of the period, growth-oriented equity selection strategies, such as International Growth and US Disciplined, ended as detractors for the overall Portfolio. Their investment styles suffered in a phase that saw the Fed become progressively less dovish and start announcing it would taper off its asset purchase program and potentially take further action in 2022.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST AllianzGI World Trends Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Allocation effects were positive overall for the period, driven by an overweight to equities, which peaked around 68% during the summer before being progressively reduced during the last two quarters of the year on concerns about lingering inflation, less accommodative Fed action, and the impact of the Omicron variant. From a duration point of view, the Portfolio anticipated continued economic growth and higher rates in the United States and remained underweight compared to the benchmark for most of the year. Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.

At the end of the period, the Portfolio was 4% overweight in developed equities, driven by positive quantitative signals in equities and supportive views from a fundamental perspective. Fixed income was shorter-than-benchmark on duration, with a focus on the back end of the curve. Lastly, the Portfolio had a modest exposure to commodities and long dollar positions versus the euro and Australian dollar.

The use of derivatives, including equity index futures, Treasury bond futures and foreign exchange futures, had a net positive impact on performance during the period. Specifically, equity index futures, including US and non-US index futures, contributed to performance, while fixed income and foreign exchange futures modestly detracted. We use derivatives to implement our active asset allocation and to adjust it over time. Derivatives such as index futures and swaps are the most cost-efficient way and most liquid way to express views.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST AllianzGI World Trends (12/31/2021)

Ten Largest Holdings	Line of Business	Country	% of Net Assets

iShares Core U.S. Aggregate Bond ETF	Exchange-Traded Funds	United States	2.7%

Microsoft Corp.	Software	United States	2.5%

Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	2.5%

U.S. Treasury Notes, 1.250%, 11/30/26	U.S. Treasury Obligations	United States	2.2%

Vanguard Total Bond Market ETF	Exchange-Traded Funds	United States	1.8%

U.S. Treasury Notes, 1.000%, 12/15/24	U.S. Treasury Obligations	United States	1.8%

Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	1.4%

U.S. Treasury Bonds, 2.000%, 11/15/41	U.S. Treasury Obligations	United States	1.3%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	United States	1.3%

U.S. Treasury Bonds, 2.000%, 08/15/51	U.S. Treasury Obligations	United States	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investment.

AST Balanced Asset Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	12.84%	10.47%	9.49%
Blended Index	12.60	11.43	10.12
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Balanced Asset Allocation Portfolio returned 12.84%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

During calendar-year 2021 (the reporting period), global economies continued to recover from the effects of the COVID-19 pandemic, aided by fiscal and monetary support as well as effective COVID-19 vaccines and treatments. Growth was particularly strong during the first half of the period but leveled off in the second half amid concerns about the emergence and spread of the Delta and Omicron variants of COVID-19. For the full period, the Bloomberg US Aggregate Bond Index declined 1.54%, while US stocks delivered double-digit gains, with the broad-based S&P 500 Index returning 28.70%. Growth and value stocks both rose, with growth performing only marginally better than value for the period. US markets outperformed international markets by a wide margin during the period.

What strategies or holdings affected the Portfolio’s performance?*

Tactical asset allocation added value during the period. The largest contributor to the Portfolio’s relative performance was an overweight to domestic equities, as the Russell 3000 Index significantly outperformed the Bloomberg US Aggregate Bond Index. A general overweight to US small-cap stocks and an off-benchmark position in natural resources stocks detracted from performance, as both categories underperformed the Russell 3000 Index during the period. An off-benchmark position in emerging market equities also detracted from performance, with the MSCI Emerging Markets Index falling 2.54% for the period, while the MSCI EAFE Index rose 11.26% (both returns in US-dollar terms). The Russell 3000 Growth Index outperformed the Russell 3000 Value Index by only about 0.5%. However, the relative performance between growth and value stocks was quite volatile throughout the period. Overall, growth and value positioning detracted from the Portfolio’s relative performance.

Within the fixed income portion of the Portfolio, the overall contribution for the period was flat. Positive value came from an off-benchmark high yield bond exposure, which outperformed the Bloomberg US Aggregate Bond Index by 6.8% during the period. In addition, cash positions generated modest but positive performance as bonds fell. However, US Treasury exposure within the Portfolio’s overlays and off-benchmark exposure in emerging market bonds detracted from the Portfolio’s relative returns.

The gross, benchmark-relative performance of the Portfolio’s underlying funds was positive for the period. The AST High Yield Bond Portfolio added value, as fixed income risk assets were rewarded. The large-cap growth portion of the Portfolio detracted from performance, as it underperformed the Russell 1000 Growth Index. The AST Jennison Large Cap Growth Portfolio was the largest underperformer. While an off-benchmark position in emerging market stocks detracted from performance, the AST Emerging Markets Equity Portfolio trimmed the negative impact as it outperformed the MSCI Emerging Markets Index by more than 150 bps during the period. (One basis point is 0.01%.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Balanced Asset Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

The Portfolio’s fund-of-sleeves structure is managed by PGIM Quantitative Solutions with an active overlay sleeve that uses certain derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio as well as provide an avenue for the portfolio manager to express his tactical views. The overlay sleeve outperformed the blended benchmark over the period. Further, the use of other derivatives throughout the Portfolio’s underlying sleeves including interest rate swaps (to help manage duration and yield curve exposure) had a negative impact on sleeve performance during the period. In addition, the use of futures to more efficiently manage interest rate risk contributed to performance during the period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Balanced Asset Allocation (As of 12/31/21)

Ten Largest Holdings	Asset Class	% of Net Assets

AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	1.9%

Apple, Inc.	Technology Hardware, Storage & Peripherals	1.9%

Microsoft Corp.	Software	1.8%

SPDR S&P 500 ETF Trust	Exchange-Traded Funds	1.0%

Amazon.com, Inc.	Internet & Direct Marketing Retail	1.0%

AST MFS Growth Portfolio	Large/Mid-Cap Growth	0.9%

AST MFS Large-Cap Value Portfolio	Large/Mid-Cap Value	0.9%

AST Jennison Large-Cap Growth Portfolio	Large/Mid-Cap Growth	0.9%

AST T. Rowe Price Large-Cap Growth Portfolio	Large/Mid-Cap Growth	0.8%

AST High Yield Portfolio	High Yield	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock Global Strategies Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	11.67%	7.97%	7.07%
Blended Index	11.29	9.70	8.24
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST BlackRock Global Strategies Portfolio returned 11.67%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Throughout calendar-year 2021 (the reporting period), the Federal Reserve (the Fed) kept interest rates near zero and continued its monthly asset purchases (i.e., monetary measures that supported risk assets but limited the rise in yields). Equities recorded double-digit gains for the third year in a row, whereas fixed income mostly fell, with the exception being Treasury inflation-protected securities and high yield bonds. The period’s performance was marked by the continuation of significant monetary and fiscal stimulus programs and a powerful economic recovery, further fueled by the highly anticipated rollout of COVID-19 vaccines. The labor market recovery was particularly notable, with the unemployment rate falling to a pandemic-era low of 3.9% in December 2021. As inflation continued to rise, the Fed had sufficient evidence that price increases were anything but transitory, and the Federal Open Market Committee (FOMC) announced at its December meeting that it would double the pace of its tapering program. It also signaled plans to join other central banks in raising interest rates, leaving the yield curve at its flattest level since the beginning of the period.

Despite a few brief corrections throughout the period, markets largely brushed off news that could have derailed the rally: rising inflation, ongoing supply-chain disruptions, and the late-period surge in infections stemming from the spread of the new and more transmissible COVID-19 variants. In fact, all 11 sectors of the S&P 500 Index posted double-digit gains during the period, and other developed markets also posted gains on the back of the cyclical recovery. In contrast, emerging market equities fell during the period, largely due to continued supply-chain disruptions, disparate vaccine rollouts, and a sell-off in Chinese assets amid debt challenges in the real estate industry and increased regulations. Commodities outperformed in the period, led by oil.

What strategies or holdings affected the Portfolio’s performance?*

Overall, the Portfolio’s tactical asset allocation views contributed positively during the reporting period. BlackRock started the period with pro-cyclical positioning, reflecting a view of strong global growth underpinned by stimulus from monetary, fiscal, and health policies. This was expressed through the Portfolio’s moderate long exposure to equities, with a preference for stocks in peripheral Europe. BlackRock also maintained a short exposure to the US dollar.

The June 2021 FOMC meeting marked a shift away from the Fed’s relentlessly dovish monetary stance that had dominated throughout the COVID-19 pandemic to a stance more sensitive to the evolution of macroeconomic data. As such, BlackRock repositioned the Portfolio in the second half of the period by reducing some of its equity overweight, removing the underweight to the US dollar, and adding to its short-duration exposure to US government bonds. For most of the period, BlackRock maintained a preference for European equity exposure, particularly in Italy and Spain, which were key beneficiaries of expanded monetary and fiscal policy support programs. These positions contributed to the Portfolio’s performance for the period. The Portfolio’s fixed income position also was a contributor. The Portfolio is short duration, expressed through an underweight to long-dated US bonds. BlackRock believes that the macroeconomic backdrop remains strong; and while central bank policy is becoming incrementally more hawkish, there remains ample stimulus across economies. As such, BlackRock feels that underweights to far-dated duration remain attractive positions.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock Global Strategies Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the reporting period, the Portfolio used equity, fixed income, and currency derivatives as a standard part of the investment strategy to efficiently implement and manage risk. Overall, derivative positions held to express active asset allocation decisions had a positive impact on the Portfolio’s performance compared to its benchmark index.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST BlackRock Global Strategies (As of 12/31/2021)

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Vanguard Real Estate ETF	Exchange-Traded Funds	United States	2.0%

U.S. Treasury Notes, 0.875%, 11/15/30	U.S. Treasury Obligations	United States	1.8%

U.S. Treasury Notes, 1.625%, 05/15/31	U.S. Treasury Obligations	United States	1.7%

U.S. Treasury Notes, 0.625%, 08/15/30	U.S. Treasury Obligations	United States	1.6%

U.S. Treasury Notes, 1.375%, 11/15/31	U.S. Treasury Obligations	United States	1.4%

U.S. Treasury Notes, 1.125%, 02/15/31	U.S. Treasury Obligations	United States	1.3%

U.S. Treasury Notes, 1.500%, 02/15/30	U.S. Treasury Obligations	United States	1.3%

U.S. Treasury Notes, 0.625%, 05/15/30	U.S. Treasury Obligations	United States	1.3%

U.S. Treasury Notes, 1.250%, 08/15/31	U.S. Treasury Obligations	United States	1.1%

Prologis, Inc., REIT	Equity Real Estate Investment Trusts (REITs)	United States	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Preservation Asset Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	6.24%	7.31%	6.72%
Blended Index	6.54	8.20	7.14
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Preservation Asset Allocation Portfolio returned 6.24%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

During calendar-year 2021 (the reporting period), global economies continued to recover from the effects of the COVID-19 pandemic, aided by fiscal and monetary support as well as effective COVID-19 vaccines and treatments. Growth was particularly strong during the first half of the period but leveled off in the second half amid concerns about the emergence and spread of the Delta and Omicron variants of COVID-19. For the full period, the Bloomberg US Aggregate Bond Index declined 1.54%, while US stocks delivered double-digit gains, with the broad-based S&P 500 Index returning 28.70%. Growth and value stocks both rose, with growth performing only marginally better than value for the period. US markets outperformed international markets by a wide margin during the period.

What strategies or holdings affected the Portfolio’s performance?*

Tactical asset allocation added value during the period. The largest contributor to the Portfolio’s relative performance was an overweight to domestic equities, as the Russell 3000 Index significantly outperformed the Bloomberg US Aggregate Bond Index. A general overweight to US small-cap stocks and an off-benchmark position in natural resources stocks detracted from performance, as both categories underperformed the Russell 3000 Index during the period. An off-benchmark position in emerging market equities also detracted from performance, with the MSCI Emerging Markets Index falling 2.54% for the period, while the MSCI EAFE Index rose 11.26% (both returns in US-dollar terms). The Russell 3000 Growth Index outperformed the Russell 3000 Value Index by only about 0.5%. However, the relative performance between growth and value stocks was quite volatile throughout the period. Overall, growth and value positioning detracted from the Portfolio’s relative performance.

Within the fixed income portion of the Portfolio, the overall contribution for the period was flat. Positive value came from an off-benchmark high yield bond exposure, which outperformed the Bloomberg US Aggregate Bond Index by 6.8% during the period. In addition, cash positions generated modest but positive performance as bonds fell. However, US Treasury exposure within the Portfolio’s overlays and off-benchmark exposure in emerging market bonds detracted from the Portfolio’s relative returns.

The gross, benchmark-relative performance of the Portfolio’s underlying funds was positive for the period. The AST High Yield Bond Portfolio added value, as fixed income risk assets were rewarded. The large-cap growth portion of the Portfolio detracted from performance, as they underperformed the Russell 1000 Growth Index. The AST Jennison Large Cap Growth Portfolio was the largest underperformer. While an off-benchmark position in emerging market stocks detracted from performance, the AST Emerging Markets Equity Portfolio trimmed the negative impact as it outperformed the MSCI Emerging Markets Index by more than 150 bps during the period. (One basis point is 0.01%.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Preservation Asset Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

The Portfolio’s fund-of-sleeves structure is managed by PGIM Quantitative Solutions with an active overlay sleeve that uses certain derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio as well as provide an avenue for the portfolio manager to express his tactical views. The overlay sleeve outperformed the blended benchmark over the period. Further, the use of other derivatives throughout the Portfolio’s underlying sleeves including interest rate swaps (to help manage duration and yield curve exposure) had a negative impact on sleeve performance during the period. In addition, the use of futures to more efficiently manage interest rate risk contributed to performance during the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Preservation Asset Allocation (As of 12/31/2021)

Ten Largest Holdings	Asset Class	% of Net Assets

AST High Yield Portfolio	High Yield	1.3%

U.S. Treasury Notes, 1.250%, 06/30/28	U.S. Treasury Obligations	1.3%

AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	1.2%

Apple, Inc.	Technology Hardware, Storage & Peripherals	1.1%

Microsoft Corp.	Software	1.1%

AST Western Asset Emerging Markets Debt Portfolio	Emerging Markets	0.9%

U.S. Treasury Notes, 0.875%, 06/30/26	U.S. Treasury Obligations	0.6%

Amazon.com, Inc.	Internet & Direct Marketing Retail	0.6%

AST MFS Growth Portfolio	Large/Mid-Cap Growth	0.6%

AST MFS Large-Cap Value Portfolio	Large/Mid-Cap Value	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Prudential Growth Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	16.70%	9.57%	9.57%
Blended Index	14.96	12.61	11.22
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Prudential Growth Allocation Portfolio returned 16.70%. The Portfolio underperformed the S&P 500 Index and outperformed the Blended Index.

What were the market conditions during the reporting period?

Calendar-year 2021 (the reporting period) was characterized by a stable first half as global economies recovered, before growth slowed in the third quarter on supply-chain disruptions and the increased spread of COVID-19. However, various economic indicators maintained strength through the final quarter of the period, which provided a tailwind for risk assets and helped US equities cap a third year of double-digit gains, despite the ongoing global pandemic and the economic disruptions it caused. Swift medical developments, including the global rollout of COVID-19 vaccines, as well as extraordinary fiscal and monetary stimulus unleashed by global economies, contributed to these gains. Other risk assets also performed well, including international equities, credit, commodities, and real estate.

Inflation was also a key factor during the period, as energy and commodity prices continued to trend higher and pushed the Consumer Price Index to its highest level since the early 1980s. The 10-year US Treasury yield ended the period at 1.5%, roughly in line with the rest of the period but a full half-percent above its level in January. This rise in rates was a decidedly negative factor for fixed income holdings, especially those without credit exposure to help cushion the blow to duration. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Despite the continued rise in inflation throughout the period, longer-term yields remained stable, as investors adopted the Federal Reserve’s view that price increases were transitory. Indeed, various market measures of longer-term inflation expectations remained grounded, including market surveys and yields on Treasury inflation-protected securities. Short-term rates, on the other hand, rose almost 50 basis points as markets gradually priced in the rate hikes expected in 2022. (One basis point equals 0.01%).

What strategies or holdings affected the Portfolio’s performance?*

In a reversal from the prior reporting period, underlying subadvisor performance was positive in the reporting period and helped drive the Portfolio’s overall performance. Positive performance was widespread and was seen across domestic equity, international equity, and fixed income sleeves. Domestically, the one point of weakness was within managers focused on growth. Although the asset class had a fantastic year, these gains were driven by a relatively small subset of the class, which is a challenge for diversified portfolios. Within the fixed income sleeve, despite the rise in interest rates, the managers prudently responded to duration and used credit exposure effectively to outpace the benchmark.

Tactical asset allocation decisions also had a positive impact on Portfolio performance during the period. A consistent and diversified overweight to risk assets over the course of the period benefited returns as the continued global recovery provided a strong tailwind. Tilts toward international equities were less effective than those toward domestic stocks, driven by an off-benchmark position in emerging markets. However, this was offset by additional off-benchmark technology exposure in the overlay sleeve, which experienced a stronger year than the broader equity market. In addition, the overlay sleeve used US Treasury futures as part of its fixed income fulfillment due to their exceptional liquidity, a necessity during severe liquidity events. Treasury futures lack credit exposure. While this was a drag on returns, the utility of this asset class during the 2020 drawdown far outweighed the headwind experienced in the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Prudential Growth Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

The Portfolio used derivatives to gain specific exposures to various markets in the overlay sleeve. The use of these derivative instruments allowed the Portfolio to manage risk and express tactical views. In aggregate, the derivative positions had a positive impact on performance during the period, largely stemming from the use of S&P 500 and NASDAQ futures to gain exposure to US equity market performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Prudential Growth Allocation (As of 12/31/2021)

Ten Largest Holdings	Line of Business	% of Net Assets

iShares Core S&P 500 ETF	Exchange-Traded Funds	3.1%

Apple, Inc.	Technology Hardware, Storage & Peripherals	2.3%

Microsoft Corp.	Software	2.2%

Amazon.com, Inc.	Internet & Direct Marketing Retail	1.2%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.1%

Tesla, Inc.	Automobiles	1.0%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	0.9%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.7%

Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	0.6%

Broadcom, Inc.	Semiconductors & Semiconductor Equipment	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Advanced Series Trust	December 31, 2021
Benchmark Glossary — unaudited

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees expenses or sales charges. Investors cannot invest directly in a market index.

AST Advanced Strategies Portfolio Blended Index consists of the Russell 3000 Index (40%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Global Aggregate Bond US Hedged Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg US Tips Index (3.33%), an unmanaged market capitalization-weighted index, Bloomberg Commodity Index (3.33%), an unmanaged highly liquid and diversified benchmark for commodity investments, Wilshire US REIT Total Return Index (3.33%), an unmanaged index that is more reflective of real estate held by pension funds and are unencumbered by the limitations of other appraisal-based indexes.

AST AllianzGI World Trends Portfolio Blended Index consists of the S&P 500 Index (17.5%), an unmanaged, market value weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) All Country World Index (Morgan Stanley Capital International)(GD) (42.5%), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Balanced Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (48%), an unmanaged market cap weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST BlackRock Global Strategies Portfolio Blended Index consists of the MSCI All Country World Index (GD) (45%), a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg US Aggregate Bond Index (30%), an unmanaged index comprised of more than 5,000 government and corporate bonds, Bloomberg US Treasury 7-10Years Index (15%), which measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-9.9999 years to maturity, and the and the MSCI US REIT Index (10%), a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs).

AST Preservation Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (65%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Prudential Growth Allocation Portfolio Blended Index consists of the Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Advanced Series Trust	December 31, 2021
Benchmark Glossary — unaudited (continued)

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The AST AllianzGI World Trends Portfolio Blended Index is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including The AST AllianzGI World Trends Portfolio Blended Index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the AST AllianzGI World Trends Portfolio Blended Index or the data included therein.

Advanced Series Trust	December 31, 2021
Fees and Expenses — unaudited

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Advanced Strategies	Actual	$1,000.00	$1,039.30	0.89%	$4.57
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

AST AllianzGI World Trends	Actual	$1,000.00	$1,026.90	0.97%	$4.96

	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

AST Balanced Asset Allocation	Actual	$1,000.00	$1,047.00	0.86%	$4.44
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

AST BlackRock Global Strategies	Actual	$1,000.00	$1,039.80	1.03%	$5.30

	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

AST Preservation Asset Allocation	Actual	$1,000.00	$1,024.00	0.87%	$4.44
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

AST Prudential Growth Allocation	Actual	$1,000.00	$1,056.20	0.87%	$4.51

	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2021, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A — Annual payment frequency for swaps
ABS — Asset-Backed Security
Aces — Alternative Credit Enhancements Securities
ADR — American Depositary Receipt
AEX — Amsterdam Stock Exchange
BABs — Build America Bonds
BATE — CBOE- Europe – BXE Order Books
BBR — New Zealand Bank Bill Rate

BBSW — Australian Bank Bill Swap Reference Rate
BIBOR — Bangkok Interbank Offered Rate bps — Basis Points
BROIS — Brazil Overnight Index Swap
BTP — Buoni del Tesoro Poliennali
BUBOR — Budapest Interbank Offered Rate
CBOE — Chicago Board Options Exchange
CDI — Chess Depository Interest
CDOR — Canadian Dollar Offered Rate
CDX — Credit Derivative Index
CLO — Collateralized Loan Obligation
CLOIS — Sinacofi Chile Interbank Rate Average
CMBX — Commercial Mortgage-Backed Index
CMT — Constant Maturity Treasury
COOIS — Colombia Overnight Interbank Reference Rate
CPI — Consumer Price Index
CVA — Certificate Van Aandelen (Bearer)
CVT — Convertible Security
EAFE — Europe, Australasia, Far East
EMTN — Euro Medium Term Note
ESTR — Euro Short-Term Rate
ETF — Exchange-Traded Fund
EURIBOR — Euro Interbank Offered Rate
EuroSTR — Euro Short-Term Rate
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FREMF — Freddie Mac Mortgage Trust
FTSE — Financial Times Stock Exchange
GDR — Global Depositary Receipt
GMTN — Global Medium Term Note
HICP — Harmonised Index of Consumer Prices
IBEX — Spanish Stock Index iBoxx — Bond Market Indices
ICE — Intercontinental Exchange
IO — Interest Only (Principal amount represents notional) iTraxx — International Credit Derivative Index
JIBAR — Johannesburg Interbank Agreed Rate
KLCI — Kuala Lumpur Composite Index
KLIBOR — Kuala Lumpur Interbank Offered Rate
KWCDC — Korean Won Certificate of Deposit
LIBOR — London Interbank Offered Rate
LME — London Metal Exchange
LP — Limited Partnership
M — Monthly payment frequency for swaps
MASTR — Morgan Stanley Structured Asset Security

SEE NOTES TO FINANCIAL STATEMENTS

A1

Glossary (CONTINUED)

MLP — Master Limited Partnership
MPLE — Maple Bonds
MSCI — Morgan Stanley Capital International
MTN — Medium Term Note
NASDAQ — National Association of Securities Dealers Automated Quotations
NIBOR — Norwegian Interbank Offered Rate
NSA — Non-Seasonally Adjusted
NVDR — Non-voting Depositary Receipt
NYSE — New York Stock Exchange
OAT — Obligations Assimilables du Tresor
OFZ — Obligatsyi Federal’novo Zaima (Federal Loan Obligations)
OTC — Over-the-counter
PIK — Payment-in-Kind
PJSC — Public Joint-Stock Company
PRFC — Preference Shares
PRI — Primary Rate Interface
PRIBOR — Prague Interbank Offered Rate
Q — Quarterly payment frequency for swaps
REITs — Real Estate Investment Trust
REMICS — Real Estate Mortgage Investment Conduit Security
RSP — Savings Shares
S — Semiannual payment frequency for swaps
S&P — Standard & Poor’s
SARON — Swiss Average Rate Overnight
SDR — Sweden Depositary Receipt
SGMX — Sigma X MTF

SGX — Singapore Exchange
SIBOR — Singapore Interbank Offered Rate
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
SORA — Singapore Overnight Rate Average
SPDR — Standard & Poor’s Depositary Receipts
STIBOR — Stockholm Interbank Offered Rate
STOXX — Stock Index of the Eurozone
STRIPs — Separate Trading of Registered Interest and Principal of Securities
SWX — SIX Swiss Exchange
T — Swap payment upon termination
TBA — To Be Announced
TELBOR — Tel Aviv Interbank Offered Rate
THBFIX — Thai Baht Interest Rate Fixing
TIPS — Treasury Inflation-Protected Securities
TONAR — Tokyo Overnight Average Rate
TOPIX — Tokyo Stock Price Index
ULSD — Ultra-Low Sulfur Diesel
USOIS — United States Overnight Index Swap
UTS — Unit Trust Security
WIBOR — Warsaw Interbank Offered Rate
WTI — West Texas Intermediate
XAMS — Amsterdam Stock Exchange
XJSE — Johannesburg Stock Exchange
XNGS — NASDAQ Global Select Exchange
XTSE — Toronto Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS

A2

AST ADVANCED STRATEGIES PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 91.5%
AFFILIATED MUTUAL FUNDS — 2.7%
AST Goldman Sachs Small-Cap Value Portfolio*	1,228,890	$39,902,072
AST Small-Cap Growth Opportunities Portfolio*	1,596,889	51,387,874
AST Small-Cap Growth Portfolio*	684,919	56,361,948
AST Small-Cap Value Portfolio*	2,231,818	85,768,757

TOTAL AFFILIATED MUTUAL FUNDS (cost $137,900,405)(wd)		233,420,651

COMMON STOCKS — 47.1%
Aerospace & Defense — 1.1%
Airbus SE (France)*	150,051	19,219,924
Austal Ltd. (Australia)	716,900	1,018,546
BAE Systems PLC (United Kingdom)	921,400	6,849,083
Boeing Co. (The)*	199,191	40,101,132
L3Harris Technologies, Inc.	53,081	11,318,992
Leonardo SpA (Italy)*	303,500	2,162,312
Safran SA (France)	109,860	13,437,080

		94,107,069

Air Freight & Logistics — 0.8%
Deutsche Post AG (Germany)	139,250	8,934,070
DSV A/S (Denmark)	40,711	9,512,658
Expeditors International of Washington, Inc.	123,910	16,639,874
Kintetsu World Express, Inc. (Japan)	40,100	1,043,158
United Parcel Service, Inc. (Class B Stock)	168,793	36,179,092

		72,308,852

Airlines — 0.3%
Air New Zealand Ltd. (New Zealand)*	1,565,100	1,620,390
International Consolidated Airlines Group SA (United Kingdom)*(a)	396,900	766,861
Japan Airlines Co. Ltd. (Japan)*	104,900	2,004,683
Ryanair Holdings PLC (Ireland), ADR*	93,678	9,586,070
Southwest Airlines Co.*	185,800	7,959,672

		21,937,676

Auto Components — 0.2%
Cie Generale des Etablissements Michelin SCA (France)	17,200	2,820,665
Faurecia SE (France)	3,328	158,287
Magna International, Inc. (Canada)	125,904	10,190,670
Pirelli & C SpA (Italy), 144A	406,000	2,821,258
Yokohama Rubber Co. Ltd. (The) (Japan)	126,100	2,021,019

		18,011,899

Automobiles — 0.3%
Bayerische Motoren Werke AG (Germany)	44,700	4,481,104
Daimler AG (Germany)	70,100	5,385,896
Honda Motor Co. Ltd. (Japan)	171,300	4,852,302
Isuzu Motors Ltd. (Japan)	323,200	4,012,644
Stellantis NV	195,452	3,713,708
Volkswagen AG (Germany)	18,200	5,353,968

		27,799,622

	Shares	Value

COMMON STOCKS (continued)
Banks — 2.0%
ABN AMRO Bank NV (Netherlands), 144A, CVA	129,900	$1,911,981
Aozora Bank Ltd. (Japan)	111,800	2,446,328
Australia & New Zealand Banking Group Ltd. (Australia)	83,200	1,665,275
Banco Bilbao Vizcaya Argentaria SA (Spain)	442,100	2,625,088
Banco Santander SA (Spain)	829,100	2,763,892
Bank of America Corp.	561,778	24,993,503
Barclays PLC (United Kingdom)	991,600	2,510,298
BAWAG Group AG (Austria), 144A*	45,000	2,767,439
BNP Paribas SA (France)	76,600	5,298,172
Citigroup, Inc.	41,800	2,524,302
Credit Agricole SA (France)	189,400	2,705,936
Danske Bank A/S (Denmark)	151,100	2,607,569
DBS Group Holdings Ltd. (Singapore)	99,500	2,410,646
DNB Bank ASA (Norway)	151,600	3,469,033
Fifth Third Bancorp	517,402	22,532,857
Gunma Bank Ltd. (The) (Japan)	371,000	1,134,695
Huntington Bancshares, Inc.	775,971	11,965,473
ING Groep NV (Netherlands)	186,900	2,612,436
Jyske Bank A/S (Denmark)*	41,900	2,157,845
Keiyo Bank Ltd. (The) (Japan)	163,500	662,052
Lloyds Banking Group PLC (United Kingdom)	2,667,500	1,727,330
Mediobanca Banca di Credito Finanziario SpA (Italy)	232,900	2,675,804
Mitsubishi UFJ Financial Group, Inc. (Japan)	479,100	2,598,475
Mizuho Financial Group, Inc. (Japan)	171,050	2,175,277
Nishi-Nippon Financial Holdings, Inc. (Japan)	215,000	1,389,354
Nordea Bank Abp (Finland)	218,300	2,667,056
Resona Holdings, Inc. (Japan)	553,800	2,151,539
Signature Bank	16,313	5,276,766
Societe Generale SA (France)	67,600	2,325,429
Sumitomo Mitsui Financial Group, Inc. (Japan)	91,100	3,117,647
Swedbank AB (Sweden) (Class A Stock)	122,000	2,454,218
Wells Fargo & Co.	949,259	45,545,447

		175,869,162

Beverages — 0.5%
Brown-Forman Corp. (Class B Stock)	120,230	8,759,958
Coca-Cola Co. (The)	193,127	11,435,050
Monster Beverage Corp.*	245,462	23,574,170

		43,769,178

Biotechnology — 0.7%
AbbVie, Inc.	140,772	19,060,529
Pharming Group NV (Netherlands)*(a)	1,367,900	1,202,270
Regeneron Pharmaceuticals, Inc.*	33,015	20,849,633
Swedish Orphan Biovitrum AB (Sweden)*	96,100	1,965,433
Vertex Pharmaceuticals, Inc.*	86,469	18,988,592

		62,066,457

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Building Products — 0.5%
Cie de Saint-Gobain (France)	70,600	$4,974,120
Daikin Industries Ltd. (Japan)	54,200	12,261,895
Kingspan Group PLC (Ireland)	119,931	14,330,514
Nibe Industrier AB (Sweden) (Class B Stock)	623,390	9,419,928
Xinyi Glass Holdings Ltd. (Hong Kong)	1,239,000	3,096,630

		44,083,087

Capital Markets — 1.5%
3i Group PLC (United Kingdom)	196,800	3,853,576
Charles Schwab Corp. (The)	324,848	27,319,717
Credit Suisse Group AG (Switzerland)	271,900	2,632,474
EQT AB (Sweden)	118,139	6,458,607
FactSet Research Systems, Inc.	28,678	13,937,795
Goldman Sachs Group, Inc. (The)	39,274	15,024,269
Investec PLC (United Kingdom)	263,400	1,428,163
Julius Baer Group Ltd. (Switzerland)	40,800	2,723,273
London Stock Exchange Group PLC (United Kingdom)	102,679	9,630,932
Morgan Stanley	140,921	13,832,805
Nomura Holdings, Inc. (Japan)	587,400	2,558,061
Partners Group Holding AG
(Switzerland)	8,620	14,218,044
SEI Investments Co.	161,870	9,864,358
UBS Group AG (Switzerland)	533,000	9,547,365

		133,029,439

Chemicals — 1.1%
Arkema SA (France)	32,100	4,528,592
CF Industries Holdings, Inc.	202,631	14,342,222
Chr Hansen Holding A/S (Denmark)	56,407	4,450,697
Daicel Corp. (Japan)	381,000	2,634,160
International Flavors & Fragrances, Inc.	112,793	16,992,265
Lintec Corp. (Japan)	84,700	1,941,663
Mitsubishi Chemical Holdings Corp. (Japan)	143,700	1,066,951
Mitsubishi Gas Chemical Co., Inc. (Japan)	148,900	2,522,006
Mitsui Chemicals, Inc. (Japan)	60,100	1,618,975
Sherwin-Williams Co. (The)	48,438	17,057,926
Sika AG (Switzerland)	28,130	11,729,030
Solvay SA (Belgium)	19,700	2,287,927
Teijin Ltd. (Japan)	139,000	1,710,185
Toagosei Co. Ltd. (Japan)	133,600	1,342,488
Tokuyama Corp. (Japan)	78,600	1,249,788
Ube Industries Ltd. (Japan)	140,900	2,446,777
Yara International ASA (Brazil)	54,400	2,744,657

		90,666,309

Commercial Services & Supplies — 0.6%
Cintas Corp.	38,058	16,866,164
Loomis AB (Sweden)	68,300	1,816,562
Rentokil Initial PLC (United Kingdom)	902,956	7,146,258
Securitas AB (Sweden) (Class B Stock)	171,800	2,363,883
Societe BIC SA (France)	39,300	2,117,748
Stericycle, Inc.*	139,879	8,342,384
TOMRA Systems ASA (Norway)	119,685	8,569,182

		47,222,181

	Shares	Value

COMMON STOCKS (continued)
Communications Equipment — 0.4%
Cisco Systems, Inc.	435,662	$27,607,901
Nokia OYJ (Finland)*	582,400	3,671,323

		31,279,224

Construction & Engineering — 0.2%
Bouygues SA (France)	105,500	3,783,765
CIMIC Group Ltd. (Australia)	1	12
Hazama Ando Corp. (Japan)	318,600	2,395,153
HOCHTIEF AG (Germany)	27,200	2,199,272
Kandenko Co. Ltd. (Japan)	183,500	1,366,161
NRW Holdings Ltd. (Australia)	760,000	976,661
Obayashi Corp. (Japan)	299,400	2,315,183
Skanska AB (Sweden) (Class B Stock)	109,100	2,824,819

		15,861,026

Construction Materials — 0.1%
China Resources Cement Holdings Ltd. (China)	1,812,000	1,368,199
HeidelbergCement AG (Germany)	27,000	1,830,839
Holcim Ltd. (Switzerland)*	55,100	2,816,084
Imerys SA (France)	37,200	1,550,414
Wienerberger AG (Austria)	50,900	1,874,028

		9,439,564

Consumer Finance — 0.0%
Credit Saison Co. Ltd. (Japan)	100,600	1,057,702

Containers & Packaging — 0.3%
International Paper Co.	507,538	23,844,135
Rengo Co. Ltd. (Japan)	387,800	2,931,951

		26,776,086

Diversified Financial Services — 0.3%
Equitable Holdings, Inc.	450,808	14,781,994
Fuyo General Lease Co. Ltd. (Japan)	27,400	1,897,289
Mitsubishi HC Capital, Inc. (Japan)	538,400	2,659,634
ORIX Corp. (Japan)	132,200	2,691,271

		22,030,188

Diversified Telecommunication Services — 0.3%
BT Group PLC (United Kingdom)	1,222,300	2,799,520
Deutsche Telekom AG (Germany)	146,900	2,719,835
Nippon Telegraph & Telephone Corp. (Japan)	307,500	8,423,459
Orange SA (France)	408,200	4,370,747
Telefonica SA (Spain)	431,500	1,888,809
United Internet AG (Germany)	59,100	2,338,902

		22,541,272

Electric Utilities — 0.8%
Endesa SA (Spain)	88,800	2,040,366
Enel SpA (Italy)	247,500	1,981,832
Entergy Corp.	80,466	9,064,495
NextEra Energy, Inc.	161,864	15,111,623
Orsted A/S (Denmark), 144A	48,197	6,188,536
Southern Co. (The)	466,659	32,003,474

		66,390,326

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Electrical Equipment — 0.1%
Rockwell Automation, Inc.	22,637	$7,896,918
Signify NV (Netherlands), 144A	105,000	4,869,712

		12,766,630

Electronic Equipment, Instruments & Components — 0.7%
Daiwabo Holdings Co. Ltd. (Japan)	113,900	1,821,386
Halma PLC (United Kingdom)	170,289	7,367,967
Hexagon AB (Sweden) (Class B Stock)	974,083	15,426,458
Japan Aviation Electronics Industry Ltd. (Japan)	125,000	2,169,201
Keyence Corp. (Japan)	25,400	15,945,819
Kingboard Holdings Ltd. (China)	915,000	4,453,719
TE Connectivity Ltd.	61,739	9,960,970
Tongda Group Holdings Ltd. (Hong Kong)*	12,390,000	397,404
Venture Corp. Ltd. (Singapore)	158,700	2,159,586

		59,702,510

Energy Equipment & Services — 0.1%
Schlumberger NV	331,999	9,943,370

Entertainment — 0.6%
Sea Ltd. (Taiwan), ADR*	26,598	5,950,238
Walt Disney Co. (The)*	274,912	42,581,120

		48,531,358

Equity Real Estate Investment Trusts (REITs) — 3.5%
AEON REIT Investment Corp. (Japan)	1,200	1,682,350
Agree Realty Corp.(a)	30,573	2,181,689
Alexandria Real Estate Equities, Inc.	21,102	4,704,902
American Assets Trust, Inc.	31,602	1,186,023
American Campus Communities, Inc.	24,391	1,397,360
American Homes 4 Rent (Class A Stock)	120,079	5,236,645
American Tower Corp.	22,478	6,574,815
Americold Realty Trust(a)	81,189	2,662,187
Apartment Income REIT Corp.	41,135	2,248,851
AvalonBay Communities, Inc.	86,436	21,832,869
Boston Properties, Inc.(a)	14,100	1,624,038
Camden Property Trust	14,010	2,503,307
Crown Castle International Corp.	6,887	1,437,592
CubeSmart(a)	19,582	1,114,412
Digital Realty Trust, Inc.(a)	31,384	5,550,888
Duke Realty Corp.	107,565	7,060,567
Equinix, Inc.	4,767	4,032,119
Equity LifeStyle Properties, Inc.	73,752	6,465,100
Equity Residential	104,402	9,448,381
Essential Properties Realty Trust, Inc.	15,172	437,409
Essex Property Trust, Inc.	6,963	2,452,578
Extra Space Storage, Inc.	8,675	1,966,883
First Industrial Realty Trust, Inc.	43,677	2,891,417
Gaming & Leisure Properties, Inc.	51,426	2,502,389
Healthcare Realty Trust, Inc.	26,866	850,040
Healthpeak Properties, Inc.	44,327	1,599,761
Host Hotels & Resorts, Inc.*	159,580	2,775,096
Hudson Pacific Properties, Inc.	29,209	721,754
Invitation Homes, Inc.	268,566	12,176,783
Kilroy Realty Corp.	12,518	831,946
Kimco Realty Corp.(a)	34,760	856,834

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Life Storage, Inc.	19,200	$2,941,056
Medical Properties Trust, Inc.	155,027	3,663,288
MGM Growth Properties LLC (Class A Stock)	227,639	9,299,053
Mid-America Apartment Communities, Inc.	14,348	3,292,005
Mirvac Group (Australia)	1,104,500	2,342,402
Prologis, Inc.	111,414	18,757,661
Public Storage	33,176	12,426,403
Regency Centers Corp.(a)	35,080	2,643,278
Retail Opportunity Investments Corp.	51,940	1,018,024
Rexford Industrial Realty, Inc.	42,976	3,485,783
Ryman Hospitality Properties, Inc.*	22,300	2,050,708
SBA Communications Corp.	61,789	24,037,157
Segro PLC (United Kingdom)	608,576	11,830,906
Simon Property Group, Inc.	62,856	10,042,503
SITE Centers Corp.	58,815	931,042
Stockland (Australia)	686,200	2,116,279
Sun Communities, Inc.(a)	43,966	9,231,541
Sunstone Hotel Investors, Inc.*	83,712	981,942
Terreno Realty Corp.	19,605	1,672,111
UDR, Inc.	52,893	3,173,051
Ventas, Inc.	52,445	2,680,988
VICI Properties, Inc.(a)	182,801	5,504,138
Vornado Realty Trust	32,000	1,339,520
Welltower, Inc.	169,985	14,579,614
Weyerhaeuser Co.	607,596	25,020,803
WP Carey, Inc.	42,450	3,483,023

		297,551,264

Food & Staples Retailing — 0.6%
Carrefour SA (France)	153,400	2,811,875
Costco Wholesale Corp.	25,175	14,291,847
J Sainsbury PLC (United Kingdom)	984,000	3,670,664
Koninklijke Ahold Delhaize NV (Netherlands)	264,000	9,048,301
Metcash Ltd. (Australia)	1,047,200	3,431,678
Tesco PLC (United Kingdom)	804,078	3,156,281
Valor Holdings Co. Ltd. (Japan)	38,700	722,472
Walmart, Inc.	110,266	15,954,388

		53,087,506

Food Products — 0.5%
Bunge Ltd.	83,696	7,813,858
Conagra Brands, Inc.	287,683	9,824,374
Inghams Group Ltd. (Australia)	587,900	1,501,055
Origin Enterprises PLC (Ireland)	206,800	779,514
Premier Foods PLC (United Kingdom)	672,846	1,023,710
Prima Meat Packers Ltd. (Japan)	49,800	1,075,282
Tate & Lyle PLC (United Kingdom)	306,300	2,743,019
Tyson Foods, Inc. (Class A Stock)	196,405	17,118,660
WH Group Ltd. (Hong Kong), 144A	2,762,431	1,731,565
Wilmar International Ltd. (China)	471,000	1,451,802

		45,062,839

Gas Utilities — 0.0%
Enagas SA (Spain)(a)	73,900	1,716,608

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Gas Utilities (cont’d.)
Rubis SCA (France)	57,700	$1,724,466

		3,441,074

Health Care Equipment & Supplies — 2.2%
Asahi Intecc Co. Ltd. (Japan)	124,800	2,677,993
Becton, Dickinson & Co.	89,138	22,416,424
Coloplast A/S (Denmark) (Class B Stock)	56,844	9,993,963
Dexcom, Inc.*	30,820	16,548,799
Edwards Lifesciences Corp.*	140,079	18,147,235
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	210,409	4,716,619
Hologic, Inc.*	139,056	10,646,127
Hoya Corp. (Japan)	80,100	11,882,406
Intuitive Surgical, Inc.*	93,087	33,446,159
Medtronic PLC	172,174	17,811,400
Straumann Holding AG (Switzerland)	10,910	23,191,634
Zimmer Biomet Holdings, Inc.	119,569	15,190,046

		186,668,805

Health Care Providers & Services — 0.7%
Anthem, Inc.	53,779	24,928,718
Cigna Corp.	70,338	16,151,715
CVS Health Corp.	114,444	11,806,043
Fresenius SE & Co. KGaA (Germany)	43,200	1,737,636
Medipal Holdings Corp. (Japan)	113,000	2,119,517
Toho Holdings Co. Ltd. (Japan)	15,900	242,347

		56,985,976

Health Care Technology — 0.2%
M3, Inc. (Japan)	49,600	2,493,926
Veeva Systems, Inc. (Class A Stock)*	54,538	13,933,368

		16,427,294

Hotels, Restaurants & Leisure — 0.8%
Aristocrat Leisure Ltd. (Australia)	386,097	12,240,079
Betsson AB (Sweden) (Class B Stock)*	207,400	1,251,386
Compass Group PLC (United Kingdom)*	366,234	8,163,420
Hilton Worldwide Holdings, Inc.*	4,836	754,368
Las Vegas Sands Corp.*	198,632	7,476,508
Marriott International, Inc. (Class A Stock)*	4,836	799,101
Starbucks Corp.	154,670	18,091,750
Trainline PLC (United Kingdom), 144A*	741,366	2,803,493
Yum China Holdings, Inc. (China)	87,317	4,351,879
Yum! Brands, Inc.	75,480	10,481,153

		66,413,137

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	231,000	2,335,229
Bellway PLC (United Kingdom)	55,100	2,484,992
Haseko Corp. (Japan)	158,200	1,961,753
Nikon Corp. (Japan)	227,800	2,451,944
Redrow PLC (United Kingdom)	193,000	1,831,574
Taylor Wimpey PLC (United Kingdom)	1,112,300	2,636,491

	Shares	Value

COMMON STOCKS (continued)
Household Durables (cont’d.)
Vistry Group PLC (United Kingdom)	97,500	$1,560,945

		15,262,928

Household Products — 0.3%
Colgate-Palmolive Co.	112,358	9,588,632
Kimberly-Clark Corp.	107,429	15,353,752

		24,942,384

Industrial Conglomerates — 0.8%
CK Hutchison Holdings Ltd. (United Kingdom)	302,500	1,950,688
General Electric Co.	436,259	41,213,388
Rheinmetall AG (Germany)	43,200	4,073,239
Roper Technologies, Inc.	25,903	12,740,650
Siemens AG (Germany)	75,411	13,028,705

		73,006,670

Insurance — 1.9%
Aegon NV (Netherlands)	574,300	2,872,169
Ageas SA/NV (Belgium)	49,300	2,554,218
AIA Group Ltd. (Hong Kong)	953,600	9,614,733
Allianz SE (Germany)	20,500	4,834,773
American International Group, Inc.	655,992	37,299,705
ASR Nederland NV (Netherlands)	60,400	2,787,397
Aviva PLC (United Kingdom)	497,200	2,755,732
AXA SA (France)	125,200	3,738,440
Baloise Holding AG (Switzerland)	12,200	1,992,366
Chubb Ltd.	153,948	29,759,688
CNP Assurances (France)	146,900	3,639,868
Dai-ichi Life Holdings, Inc. (Japan)	127,400	2,574,480
Helvetia Holding AG (Switzerland)	18,800	2,212,219
Legal & General Group PLC (United Kingdom)	686,400	2,758,351
Mapfre SA (Spain)	1,058,800	2,173,844
Marsh & McLennan Cos., Inc.	76,459	13,290,103
MetLife, Inc.	366,250	22,886,962
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	7,800	2,306,636
NN Group NV (Netherlands)	51,500	2,801,325
Sompo Holdings, Inc. (Japan)	44,300	1,867,330
Swiss Life Holding AG (Switzerland)	11,300	6,910,755
Unipol Gruppo SpA (Italy)	473,000	2,569,610
UnipolSai Assicurazioni SpA (Italy)	759,000	2,136,217

		166,336,921

Interactive Media & Services — 2.0%
Alphabet, Inc. (Class A Stock)*	9,957	28,845,827
Alphabet, Inc. (Class C Stock)*	22,095	63,933,871
Match Group, Inc.*	100,017	13,227,248
Meta Platforms, Inc. (Class A Stock)*	131,609	44,266,687
Pinterest, Inc. (Class A Stock)*	213,373	7,756,109
Tencent Holdings Ltd. (China)	202,800	11,786,356

		169,816,098

Internet & Direct Marketing Retail — 1.1%
Alibaba Group Holding Ltd. (China)*	523,868	7,862,813

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Internet & Direct Marketing Retail (cont’d.)
Alibaba Group Holding Ltd. (China), ADR*	90,746	$10,779,717
Amazon.com, Inc.*	18,760	62,552,218
Chewy, Inc. (Class A Stock)*(a)	162,295	9,570,536
MercadoLibre, Inc. (Argentina)*	4,910	6,620,644

		97,385,928

IT Services — 1.7%
Adyen NV (Netherlands), 144A*	5,082	13,362,514
Amadeus IT Group SA (Spain)*	169,301	11,460,570
Atos SE (France)	30,300	1,288,682
Automatic Data Processing, Inc.	25,761	6,352,147
DTS Corp. (Japan)	103,200	2,264,533
Fiserv, Inc.*	142,600	14,800,454
Mastercard, Inc. (Class A Stock)	46,799	16,815,817
NS Solutions Corp. (Japan)	42,200	1,300,393
PayPal Holdings, Inc.*	75,616	14,259,665
Shopify, Inc. (Canada) (Class A Stock)*	11,882	16,366,148
Sopra Steria Group SACA (France)	13,500	2,419,496
Visa, Inc. (Class A Stock)(a)	181,281	39,285,406
Wix.com Ltd. (Israel)*	35,857	5,657,876

		145,633,701

Life Sciences Tools & Services — 1.1%
ICON PLC (Ireland)*	30,806	9,540,618
Illumina, Inc.*	43,949	16,719,958
Lonza Group AG (Switzerland)	20,898	17,431,588
Sartorius Stedim Biotech (France)	17,948	9,857,317
Thermo Fisher Scientific, Inc.	49,635	33,118,457
Wuxi Biologics Cayman, Inc. (China), 144A*	443,500	5,319,873

		91,987,811

Machinery — 1.4%
Atlas Copco AB (Sweden) (Class A Stock)	221,022	15,274,219
Cummins, Inc.	49,073	10,704,784
Daimler Truck Holding AG (Germany)*	35,050	1,288,514
Deere & Co.	54,915	18,829,804
Hong Leong Asia Ltd. (Singapore)	377,000	236,504
IDEX Corp.	49,849	11,780,316
Illinois Tool Works, Inc.	55,225	13,629,530
Indutrade AB (Sweden)	217,190	6,647,608
Rational AG (Germany)	8,945	9,155,494
SKF AB (Sweden) (Class B Stock)	184,200	4,356,997
SMC Corp. (Japan)	13,700	9,230,523
Spirax-Sarco Engineering PLC (United Kingdom)	41,022	8,903,914
Sumitomo Heavy Industries Ltd. (Japan)	67,500	1,639,232
Tsubakimoto Chain Co. (Japan)	74,400	2,043,682
Valmet OYJ (Finland)	64,400	2,760,178
Vesuvius PLC (United Kingdom)	152,000	924,922
Volvo AB (Sweden) (Class B Stock)	285,200	6,600,375

		124,006,596

	Shares	Value

COMMON STOCKS (continued)
Marine — 0.1%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	1,400	$5,022,594
D/S Norden A/S (Denmark)	90,500	2,306,678
DFDS A/S (Denmark)*	28,000	1,495,439

		8,824,711

Media — 0.4%
Comcast Corp. (Class A Stock)	330,613	16,639,752
Fox Corp. (Class B Stock)	125,695	4,307,568
News Corp. (Class A Stock)	500,191	11,159,261
Nippon Television Holdings, Inc. (Japan)	193,400	1,965,676
Reach PLC (United Kingdom)	132,014	504,795
SKY Perfect JSAT Holdings, Inc. (Japan)	426,900	1,558,398
Telenet Group Holding NV (Belgium)	57,600	2,104,982

		38,240,432

Metals & Mining — 0.4%
Anglo American PLC (South Africa)	144,900	5,926,586
Aurubis AG (Germany)	28,200	2,825,957
Bekaert SA (Belgium)	63,500	2,831,129
BHP Group Ltd. (Australia)(a)	126,400	3,821,271
Boliden AB (Sweden)	75,000	2,901,617
Fortescue Metals Group Ltd. (Australia)	402,500	5,636,896
Mineral Resources Ltd. (Australia)	64,200	2,625,257
Perenti Global Ltd. (Australia)	963,600	648,426
Rio Tinto Ltd. (Australia)	67,500	4,929,215
St. Barbara Ltd. (Australia)	859,100	912,673

		33,059,027

Multiline Retail — 0.1%
Harvey Norman Holdings Ltd. (Australia)	984,800	3,538,765
Kohl’s Corp.	119,246	5,889,560
Marks & Spencer Group PLC (United Kingdom)*	811,100	2,541,331

		11,969,656

Multi-Utilities — 0.4%
A2A SpA (Italy)	2,138,600	4,174,419
AGL Energy Ltd. (Australia)	243,600	1,089,332
Ameren Corp.	136,039	12,108,831
Sempra Energy	152,532	20,176,933

		37,549,515

Oil, Gas & Consumable Fuels — 1.5%
Beach Energy Ltd. (Australia)	1,069,900	982,715
Chesapeake Energy Corp.(a)	73,691	4,754,543
Chesapeake Energy Corp. Backstop Commitment	424	27,356
ConocoPhillips	228,961	16,526,405
Equinor ASA (Norway)	103,600	2,748,311
Exxon Mobil Corp.	226,809	13,878,443
Neste OYJ (Finland)	150,496	7,432,189
OMV AG (Austria)	80,700	4,589,262
Reliance Industries Ltd. (India)	504,695	16,106,662
Repsol SA (Spain)	334,800	3,977,636

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	468,600	$10,287,161
TC Energy Corp. (Canada)	189,130	8,802,110
TotalEnergies SE (France)	157,400	8,000,076
TotalEnergies SE (France), ADR(a)	620,509	30,690,375

		128,803,244

Paper & Forest Products — 0.0%
Lee & Man Paper Manufacturing Ltd. (China)	2,829,000	1,965,868

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	47,573	17,611,525
L’Oreal SA (France)	23,703	11,253,337
Shiseido Co. Ltd. (Japan)	73,700	4,109,944

		32,974,806

Pharmaceuticals — 2.5%
Astellas Pharma, Inc. (Japan)	105,400	1,714,684
Bayer AG (Germany)	74,300	3,976,807
Elanco Animal Health, Inc.*	260,643	7,397,048
GlaxoSmithKline PLC (United Kingdom)	677,300	14,707,483
Ipsen SA (France)	31,800	2,912,411
Johnson & Johnson	120,361	20,590,156
Merck & Co., Inc.	177,343	13,591,568
Novartis AG (Switzerland)	155,400	13,648,945
Novartis AG (Switzerland), ADR	222,808	19,489,016
Novo Nordisk A/S (Denmark), ADR(a)	72,299	8,097,488
Novo Nordisk A/S (Denmark) (Class B Stock)	136,472	15,365,672
Otsuka Holdings Co. Ltd. (Japan)	90,500	3,277,653
Perrigo Co. PLC(a)	54,003	2,100,717
Pfizer, Inc.	263,629	15,567,292
Roche Holding AG (Switzerland)	39,700	16,499,620
Roche Holding AG (Switzerland), ADR	370,694	19,161,173
Sanofi (France)	99,300	9,998,750
Sawai Group Holdings Co. Ltd. (Japan)	39,600	1,515,317
Teva Pharmaceutical Industries Ltd. (Israel)*	257,900	2,120,600
Towa Pharmaceutical Co. Ltd. (Japan)	98,400	2,452,316
UCB SA (Belgium)	20,400	2,334,894
Zoetis, Inc.	75,616	18,452,572

		214,972,182

Professional Services — 0.4%
Adecco Group AG (Switzerland)	68,100	3,470,524
Experian PLC (United Kingdom)	279,455	13,738,651
Nielsen Holdings PLC	222,679	4,567,146
Nihon M&A Center Holdings, Inc. (Japan)	207,300	5,080,766
Teleperformance (France)	17,503	7,794,900

		34,651,987

Real Estate Management & Development — 0.1%
CK Asset Holdings Ltd. (Hong Kong)	194,000	1,221,839
Daito Trust Construction Co. Ltd. (Japan)	17,200	1,971,463

	Shares	Value

COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
Daiwa House Industry Co. Ltd. (Japan)	79,600	$2,289,393
Nexity SA (France)	29,500	1,388,477
Nomura Real Estate Holdings, Inc. (Japan)	47,500	1,093,622

		7,964,794

Road & Rail — 0.2%
Canadian National Railway Co. (Canada)	121,145	14,880,833
Go-Ahead Group PLC (The) (United Kingdom)*	96,500	875,165
Sankyu, Inc. (Japan)	46,800	1,942,473
Seino Holdings Co. Ltd. (Japan)	146,500	1,485,829

		19,184,300

Semiconductors & Semiconductor Equipment — 2.6%
Applied Materials, Inc.	110,146	17,332,575
ASML Holding NV (Netherlands)	22,603	18,105,444
Infineon Technologies AG (Germany)	344,156	15,895,920
NVIDIA Corp.	182,037	53,538,902
NXP Semiconductors NV (China)	124,408	28,337,654
QUALCOMM, Inc.	262,796	48,057,505
Siltronic AG (Germany)	20,200	3,229,491
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	826,000	18,360,769
Texas Instruments, Inc.	88,157	16,614,950
Tokyo Seimitsu Co. Ltd. (Japan)	26,900	1,187,123

		220,660,333

Software — 3.6%
Adobe, Inc.*	25,858	14,663,038
Atlassian Corp. PLC (Class A Stock)*	22,689	8,651,089
Autodesk, Inc.*	168,325	47,331,307
Check Point Software Technologies Ltd. (Israel)*	30,100	3,508,456
Citrix Systems, Inc.	105,344	9,964,489
Coupa Software, Inc.*	45,069	7,123,156
Intuit, Inc.	35,145	22,605,967
Micro Focus International PLC (United Kingdom)	230,000	1,300,589
Microsoft Corp.	293,092	98,572,701
Oracle Corp.	377,087	32,885,757
salesforce.com, Inc.*	112,133	28,496,359
ServiceNow, Inc.*	37,011	24,024,210
Workday, Inc. (Class A Stock)*	38,580	10,539,284

		309,666,402

Specialty Retail — 0.4%
DCM Holdings Co. Ltd. (Japan)	222,400	2,060,633
EDION Corp. (Japan)	185,400	1,730,400
Geo Holdings Corp. (Japan)	96,500	1,039,911
Kingfisher PLC (United Kingdom)	733,200	3,359,296
K’s Holdings Corp. (Japan)	114,600	1,114,371
Super Retail Group Ltd. (Australia)	335,300	3,039,495
TJX Cos., Inc. (The)	269,136	20,432,805

		32,776,911

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals — 0.0%
Brother Industries Ltd. (Japan)	116,600	$2,246,100

Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc.*	47,427	18,565,299
LVMH Moet Hennessy Louis Vuitton SE (France)	28,361	23,456,474
Yue Yuen Industrial Holdings Ltd. (Hong Kong)*	1,055,500	1,766,339

		43,788,112

Thrifts & Mortgage Finance — 0.2%
Housing Development Finance Corp. Ltd. (India)	351,776	12,205,479
Paragon Banking Group PLC (United Kingdom)	358,700	2,747,660

		14,953,139

Tobacco — 0.3%
British American Tobacco PLC (United Kingdom)	179,700	6,668,311
Imperial Brands PLC (United Kingdom)	180,600	3,947,855
Philip Morris International, Inc.	150,888	14,334,360

		24,950,526

Trading Companies & Distributors — 0.4%
Ashtead Group PLC (United Kingdom)	201,889	16,202,492
ITOCHU Corp. (Japan)	87,400	2,674,801
Kanamoto Co. Ltd. (Japan)	92,800	1,944,642
Marubeni Corp. (Japan)	212,300	2,070,598
Mitsui & Co. Ltd. (Japan)	119,600	2,832,309
Rexel SA (France)*	124,900	2,529,752
Sojitz Corp. (Japan)	149,200	2,241,264

		30,495,858

Transportation Infrastructure — 0.0%
Kamigumi Co. Ltd. (Japan)	81,700	1,548,441
Shenzhen International Holdings Ltd. (China)	636,000	661,806

		2,210,247

Wireless Telecommunication Services — 0.1%
Freenet AG (Germany)	85,600	2,264,869
KDDI Corp. (Japan)	223,700	6,529,597

		8,794,466

TOTAL COMMON STOCKS (cost $2,883,200,678)		4,051,909,735

EXCHANGE-TRADED FUNDS — 5.6%
Energy Select Sector SPDR Fund	570,000	31,635,000
iShares Core U.S. Aggregate Bond ETF(a)	1,123,000	128,111,840
iShares Floating Rate Bond ETF(a)	670,000	33,989,100
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	493,500	65,398,620
iShares Russell 1000 Growth ETF(a)	150,000	45,838,500
iShares Russell 1000 Value ETF(a)	190,000	31,906,700
iShares S&P Small-Cap 600 Value ETF	40,000	4,179,600

	Shares	Value

EXCHANGE-TRADED FUNDS (continued)
iShares TIPS Bond ETF	374,000	$48,320,800
Vanguard Real Estate ETF(a)	490,000	56,844,900
Vanguard Total International Bond ETF(a)	697,000	38,446,520

TOTAL EXCHANGE-TRADED FUNDS (cost $483,415,342)		484,671,580

PREFERRED STOCKS — 0.1%
Automobiles — 0.0%
Porsche Automobil Holding SE (Germany) (PRFC)	27,600	2,615,399

Capital Markets — 0.0%
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)	15,000	429,150

Electric Utilities — 0.1%
Southern Co. (The), Series 2019, CVT, 6.750%, Maturing 08/01/22	89,073	4,787,674

Health Care Equipment & Supplies — 0.0%
Becton, Dickinson & Co., Series B, CVT, 6.000%, Maturing 06/01/23(a)	45,946	2,423,651

Pharmaceuticals — 0.0%
Elanco Animal Health, Inc., CVT, 5.000%, Maturing 02/01/23	9,249	413,060

TOTAL PREFERRED STOCKS (cost $9,407,271)		10,668,934

	Units
WARRANTS* — 0.0%
Chemicals
TPC Group, Inc., expiring 08/01/24 (original cost $0; purchased 02/02/21)^(f)	262,713	1,235

(cost $0)

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 3.3%
Automobiles — 0.1%
AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class D
2.130%	03/18/26	200	202,494
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-02A, Class A, 144A
2.020%	02/20/27	500	505,314
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C
1.320%	07/15/25	200	200,887
Series 2020-03A, Class D
1.730%	07/15/26	200	201,549
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	1,600	1,575,979
Series 2021-02A, Class B, 144A
2.120%	12/27/27	100	99,019

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Hertz Vehicle Financing LLC,
Series 2021-01A, Class C, 144A
2.050%	12/26/25	100	$98,962
JPMorgan Chase Bank, NA,
Series 2021-02, Class E, 144A
2.280%	12/26/28	516	513,879
Series 2021-03, Class D, 144A
1.009%	02/26/29	257	255,109
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	2,900	3,059,762
Series 2019-01A, Class B, 144A
3.950%	11/14/28	600	640,411
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D
2.220%	09/15/26	300	304,371
Series 2020-03, Class D
1.640%	11/16/26	1,200	1,208,150
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31	2,700	2,788,135

			11,654,021

Collateralized Loan Obligations — 1.8%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class B, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.887%(c)	10/20/34	4,000	3,998,501
Babson CLO Ltd. (Cayman Islands),
Series LP-02A, Class A, 144A
0.000%(cc)	01/20/34	4,700	4,699,998
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	10/17/32	3,000	2,998,846
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.254%(c)	10/15/34	4,525	4,524,719
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.280%(c)	08/20/32	7,500	7,498,505
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.224%(c)	04/15/32	6,750	6,745,440
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-04A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)
1.472%(c)	07/20/32	2,430	2,430,451
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.095% (Cap N/A, Floor 1.095%)
1.348%(c)	01/25/33	7,000	7,000,000

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	07/20/34		2,750	$2,749,995
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
1.172%(c)	04/20/31		2,500	2,498,604
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.261%(c)	07/15/34		3,000	2,998,334
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
1.322%(c)	07/20/34		8,750	8,745,125
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
0.890%(c)	08/26/32	EUR	4,750	5,413,418
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.404%(c)	07/15/29		500	499,921
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.278%(c)	01/22/31		2,000	1,999,995
Greywolf CLO Ltd. (Cayman Islands),
Series 2020-03RA, Class A1R, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)
1.418%(c)	04/15/33		2,750	2,754,597
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.154%(c)	04/25/31		4,988	4,983,631
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/34		4,375	4,375,815
KVK CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.930% (Cap N/A, Floor 0.000%)
1.090%(c)	05/20/29		753	752,404
MidOcean Credit CLO (Cayman Islands),
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.282%(c)	07/20/31		1,200	1,199,971
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.139%(c)	10/12/30		2,000	1,999,950
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class A2, 144A, 3 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.421%(c)	09/01/31		4,000	3,998,684

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Ocean Trails CLO (Cayman Islands),
Series 2020-09A, Class BR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.874%(c)	10/15/34		5,250	$5,250,012
OZLM Funding Ltd. (Cayman Islands),
Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.378%(c)	10/22/30		3,925	3,922,751
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
1.202%(c)	04/17/31		9,359	9,336,093
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.182%(c)	04/20/31		3,000	3,000,171
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2021-03A, Class B, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.877%(c)	10/20/34		4,100	4,100,157
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.452%(c)	10/20/32		9,750	9,753,208
St. Paul’s CLO DAC (Ireland),
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
0.710%(c)	02/20/30	EUR	4,996	5,683,099
TCW CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	07/25/34		2,000	2,000,956
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.292%(c)	07/20/34		3,250	3,248,168
Venture CLO Ltd. (Cayman Islands),
Series 2017-28AA, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.210%(c)	10/20/34		4,000	3,999,994
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
1.094%(c)	04/25/31		3,000	2,997,465
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.193%(c)	10/17/32		4,500	4,495,743
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.272%(c)	01/17/31		3,750	3,750,184
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.295%(c)	07/20/32		4,025	4,024,997

				150,429,902

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans — 0.1%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	300	$237,220
Lending Funding Trust,
Series 2020-02A, Class A, 144A
2.320%	04/21/31		200	200,268
Lendmark Funding Trust,
Series 2019-01A, Class A, 144A
3.000%	12/20/27		1,800	1,817,391
Series 2019-02A, Class A, 144A
2.780%	04/20/28		900	912,567
Series 2021-01A, Class B, 144A
2.470%	11/20/31		100	100,577
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		600	607,139
Series 2020-AA, Class A, 144A
2.190%	08/21/34		400	402,637
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35		1,100	1,092,804
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		1,300	1,313,309
Series 2019-A, Class D, 144A
6.220%	08/08/25		1,400	1,420,408
Oportun Funding XIV LLC,
Series 2021-A, Class B, 144A
1.760%	03/08/28		300	299,297
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.952%(c)	02/25/23		420	421,060
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.752%(c)	08/25/25		1,000	1,001,074

				9,825,751

Credit Cards — 0.0%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30		700	802,421
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)
1.450%(c)	11/15/28	GBP	1,275	1,745,286

				2,547,707

Home Equity Loans — 0.3%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-OP01, Class M1, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.882%(c)	04/25/34		664	653,751
Series 2005-WF01, Class M3, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
0.792%(c)	05/25/35		840	838,769

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Asset-Backed Funding Certificates Trust,
Series 2004-OPT05, Class A1, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.802%(c)	06/25/34	37	$36,815
Series 2005-WF01, Class M2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.702%(c)	10/25/34	326	324,952
Series 2006-OPT02, Class A2, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.242%(c)	10/25/36	2,308	2,248,495
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2005-HE04, Class M7, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)
1.947%(c)	05/25/35	1,424	1,461,195
Citigroup Mortgage Loan Trust,
Series 2006-AMC01, Class A1, 144A, 1 Month LIBOR + 0.290% (Cap N/A, Floor 0.290%)
0.393%(c)	09/25/36	537	521,966
Series 2007-AHL01, Class A2C, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
0.312%(c)	12/25/36	2,900	2,830,419
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE04, Class M3, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
0.792%(c)	10/25/35	400	392,430
First NLC Trust,
Series 2007-01, Class A1, 144A, 1 Month LIBOR + 0.070% (Cap N/A, Floor 0.070%)
0.172%(c)	08/25/37	774	493,678
Home Equity Asset Trust,
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.855%)
0.957%(c)	08/25/34	122	121,527
Series 2005-02, Class M6, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.302%(c)	07/25/35	2,000	2,004,124
Series 2005-08, Class M2, 1 Month LIBOR + 0.675% (Cap N/A, Floor 0.675%)
0.542%(c)	02/25/36	885	884,664
Series 2005-09, Class M1, 1 Month LIBOR + 0.615% (Cap N/A, Floor 0.615%)
0.717%(c)	04/25/36	1,212	1,208,768
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2005-HE02, Class M2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.660%)
0.762%(c)	01/25/35	602	599,762
Series 2007-HE06, Class A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.162%(c)	05/25/37	16	14,509
New Century Home Equity Loan Trust,
Series 2004-04, Class M1, 1 Month LIBOR + 0.765% (Cap 12.500%, Floor 0.765%)
0.867%(c)	02/25/35	542	537,044
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-FM01, Class 2A4, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.660%)
0.762%(c)	11/25/35	3,000	2,916,531

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Series 2006-WF01, Class M2, 1 Month LIBOR + 0.435% (Cap N/A, Floor 0.435%)
0.537%(c)	03/25/36	549	$546,040
NovaStar Mortgage Funding Trust,
Series 2005-03, Class M2, 1 Month LIBOR + 0.705% (Cap 11.000%, Floor 0.705%)
0.808%(c)	01/25/36	251	250,890
Option One Mortgage Loan Trust,
Series 2004-03, Class M2, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.855%)
0.957%(c)	11/25/34	531	525,570
Series 2006-01, Class M1, 1 Month LIBOR + 0.540% (Cap N/A, Floor 0.540%)
0.642%(c)	01/25/36	1,800	1,775,346
Renaissance Home Equity Loan Trust,
Series 2007-03, Class AF3
7.238%	09/25/37	527	299,349
Residential Asset Securities Trust,
Series 2005-KS10, Class M2, 1 Month LIBOR + 0.660% (Cap 14.000%, Floor 0.660%)
0.762%(c)	11/25/35	784	782,607
Series 2006-KS07, Class M1, 1 Month LIBOR + 0.280% (Cap 14.000%, Floor 0.280%)
0.382%(c)	09/25/36	2,200	2,160,945
Soundview Home Loan Trust,
Series 2005-OPT02, Class M2, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.942%(c)	08/25/35	2,200	2,142,229
Series 2006-NLC01, Class A1, 144A, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.162%(c)	11/25/36	22	8,532
Terwin Mortgage Trust,
Series 2003-06HE, Class A1, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
1.042%(c)	11/25/33	39	37,928
Washington Mutual Asset-Backed Certificates Trust,
Series 2007-HE02, Class 2A3, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
0.352%(c)	04/25/37	3,642	1,752,899

			28,371,734

Other — 0.1%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
2.442%(c)	04/25/23	100	99,845
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.892%(c)	06/25/24	3,780	3,768,595

			3,868,440

Residential Mortgage-Backed Securities — 0.8%
Ameriquest Mortgage Securities Trust,
Series 2006-R01, Class M1, 1 Month LIBOR + 0.585% (Cap N/A, Floor 0.585%)
0.687%(c)	03/25/36	953	949,616

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Carrington Mortgage Loan Trust,
Series 2006-FRE01, Class A4, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
0.352%(c)	04/25/36		2,460	$2,246,296
C-BASS Trust,
Series 2006-CB09, Class A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.162%(c)	11/25/36		16	9,670
Citigroup Mortgage Loan Trust,
Series 2007-WFH02, Class M2, 1 Month LIBOR + 0.675% (Cap N/A, Floor 0.675%)
0.778%(c)	03/25/37		8,000	7,908,092
Countrywide Asset-Backed Certificates,
Series 2004-ECC01, Class M2, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.152%(c)	09/25/34		255	254,354
Series 2006-26, Class 1A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.242%(c)	06/25/37		1,754	1,671,329
Series 2007-12, Class 1A1, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.740%)
0.842%(c)	08/25/47		1,010	998,729
Countrywide Asset-Backed Certificates Trust,
Series 2005-11, Class MV3, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)
0.897%(c)	02/25/36		199	198,436
Series 2005-17, Class MV1, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
0.562%(c)	05/25/36		1,606	1,604,046
Credit Suisse Mortgage Trust,
Series 2020-11R, Class 1A1, 144A, 1 Month LIBOR + 2.150%
2.252%(c)	04/25/38		577	584,242
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB06, Class A1, 144A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
0.212%(c)	07/25/37		30	23,738
CSAB Mortgage-Backed Trust,
Series 2006-04, Class A6A
6.184%	12/25/36		35	10,947
Ellington Loan Acquisition Trust,
Series 2007-01, Class A1, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.202%(c)	05/25/37		120	119,734
European Residential Loan Securitisation (Ireland),
Series 2021-NPLA, Class A1, 144A
0.000%(cc)	11/25/60	EUR	600	673,618
Fieldstone Mortgage Investment Trust,
Series 2006-01, Class A2, 1 Month LIBOR + 0.380% (Cap 12.250%, Floor 0.380%)
0.482%(c)	05/25/36		1,412	1,173,436
First Franklin Mortgage Loan Trust,
Series 2004-FF10, Class M1, 1 Month LIBOR + 1.275% (Cap N/A, Floor 1.275%)
1.377%(c)	07/25/34		970	971,411
Series 2006-FF05, Class 2A4, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)
0.582%(c)	04/25/36		1,100	1,055,222

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2006-FF10, Class A1, 1 Month LIBOR + 0.115% (Cap N/A, Floor 0.000%)
0.217%(c)	07/25/36	1,540	$1,485,877
Series 2006-FF10, Class A5, 1 Month LIBOR + 0.310% (Cap N/A, Floor 0.310%)
0.412%(c)	07/25/36	671	659,384
GSAMP Trust,
Series 2005-WMC01, Class M1, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.735%)
0.837%(c)	09/25/35	84	84,565
Series 2006-NC02, Class A2B, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
0.282%(c)	06/25/36	1,051	728,359
Series 2007-NC01, Class A2C, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.252%(c)	12/25/46	1,900	1,228,933
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH02, Class AV5, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
0.312%(c)	10/25/36	43	43,066
Series 2006-WMC03, Class A3, 1 Month LIBOR + 0.220% (Cap N/A, Floor 0.220%)
0.322%(c)	08/25/36	48	38,402
Series 2007-CH01, Class MV6, 1 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
0.652%(c)	11/25/36	7,700	7,640,550
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59	464	464,289
Series 2019-GS03, Class A1, 144A
3.750%	04/25/59	132	132,272
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59	994	994,641
Lehman XS Trust,
Series 2007-20N, Class A1, 1 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.252%(c)	12/25/37	1,164	1,232,850
Long Beach Mortgage Loan Trust,
Series 2005-WL02, Class M3, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.882%(c)	08/25/35	2,000	1,989,916
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM04, Class A2A, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.262%(c)	09/25/37	4	1,963
Series 2007-HE02, Class A2A, 1 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
0.342%(c)	02/25/37	9	3,885
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.002%(c)	05/25/34	2,128	2,085,551
Series 2005-WMC01, Class M3, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.882%(c)	01/25/35	1,649	1,645,942
Series 2006-WMC02, Class A2FP, 1 Month LIBOR + 0.100% (Cap N/A, Floor 0.100%)
0.202%(c)	07/25/36	36	17,704

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-02, Class A1, 1 Month LIBOR + 0.050% (Cap N/A, Floor 0.050%)
0.152%(c)	11/25/36		1	$359
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%
1.432%(c)	09/27/75	EUR	1,069	1,199,339
Residential Asset Securities Trust,
Series 2006-KS03, Class M1, 1 Month LIBOR + 0.330% (Cap 14.000%, Floor 0.495%)
0.597%(c)	04/25/36		268	267,562
Saxon Asset Securities Trust,
Series 2005-01, Class M2, 1 Month LIBOR + 0.720% (Cap 10.000%, Floor 0.720%)
0.812%(c)	05/25/35		500	494,822
Series 2005-01, Class M3, 1 Month LIBOR + 0.780% (Cap 10.000%, Floor 0.780%)
0.872%(c)	05/25/35		772	761,481
Series 2006-02, Class M1, 1 Month LIBOR + 0.290% (Cap N/A, Floor 0.290%)
0.392%(c)	09/25/36		3,000	2,936,573
Series 2007-03, Class 1A, 1 Month LIBOR + 0.310% (Cap N/A, Floor 0.310%)
0.412%(c)	09/25/37		407	401,148
Securitized Asset-Backed Receivables LLC Trust,
Series 2005-OP02, Class M2, 1 Month LIBOR + 0.675% (Cap N/A, Floor 0.675%)
0.777%(c)	10/25/35		1,400	1,396,004
Series 2007-BR05, Class A2A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
0.232%(c)	05/25/37		163	143,419
Series 2007-HE01, Class A2A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
0.222%(c)	12/25/36		57	18,208
Series 2007-NC01, Class A2A, 1 Month LIBOR + 0.050% (Cap N/A, Floor 0.050%)
0.152%(c)	12/25/36		1	938
Structured Asset Investment Loan Trust,
Series 2005-04, Class M3, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
0.822%(c)	05/25/35		8	7,939
Series 2005-06, Class M3, 1 Month LIBOR + 0.810% (Cap N/A, Floor 0.810%)
0.912%(c)	07/25/35		3,000	2,974,475
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
3.000%(c)	04/16/23	EUR	2,855	2,925,612
Towd Point Mortgage Trust,
Series 2019-04, Class A1, 144A
2.900%(cc)	10/25/59		6,171	6,289,285
Series 2019-HY02, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.102%(c)	05/25/58		1,944	1,951,523
Series 2020-01, Class A1, 144A
2.710%(cc)	01/25/60		1,504	1,527,713
Series 2020-02, Class A1A, 144A
1.636%(cc)	04/25/60		1,643	1,632,521

Interest Rate	Maturity Date		Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Washington Mutual Asset-Backed Certificates Trust,
Series 2006-HE05, Class 2A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.162%(c)	10/25/36			63	$32,444

					65,892,430

Student Loans — 0.1%
SLM Student Loan Trust,
Series 2004-03A, Class A6B, 144A, 3 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
0.674%(c)	10/25/64			812	805,595
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
0.000%(cc)	12/15/45			2,434	2,502,886
Series 2019-D, Class 1PT, 144A
2.966%(cc)	01/16/46			2,061	2,115,402
Series 2019-F, Class PT1, 144A
3.932%(cc)	02/15/45			1,775	1,802,129

					7,226,012

TOTAL ASSET-BACKED SECURITIES (cost $276,043,633)					279,815,997

BANK LOANS — 0.1%
Media — 0.0%
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%
3.360%(c)	08/24/26			377	173,604

Oil & Gas — 0.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
10.000%(c)	11/01/25			101	108,954

Retail — 0.1%
EG Finco Ltd. (United Kingdom),
Facility B (Euro) Loan, 3 Month EURIBOR + 4.000% (Cap N/A, Floor 0.000%)
4.000%(c)	02/07/25	EUR		868	984,615
Term B, 3 Month GBP LIBOR + 4.000%
4.832%(c)	02/07/25		GBP	385	516,557
EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000% (Cap N/A, Floor 0.000%)
7.000%(c)	04/30/27		EUR	2,400	2,734,108

					4,235,280

Telecommunications — 0.0%
CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%
2.354%(c)	03/15/27			907	896,136
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1-6 Month LIBOR + 3.250%
3.500%(c)	05/27/24			643	624,387

					1,520,523

TOTAL BANK LOANS (cost $6,298,540)					6,038,361

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
ACRES Commercial Realty Corp.,
Series 2020-RSO09, Class A, 144A, 30 Day Average SOFR + 2.614% (Cap N/A, Floor 2.500%)
2.664%(c)	04/17/37	163	$163,172
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class B, 144A
4.253%(cc)	05/15/49	4,200	4,354,116
Banc of America Merrill Lynch Commercial Mortgage Securities Trust,
Series 2021-JACX, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.160%(c)	09/15/38	2,400	2,399,236
BANK,
Series 2017-BNK05, Class A4
3.131%	06/15/60	4,200	4,434,301
Series 2017-BNK06, Class A4
3.254%	07/15/60	900	951,296
Series 2019-BN18, Class A3
3.325%	05/15/62	1,400	1,499,369
Series 2021-BN33, Class A4
2.270%	05/15/64	3,500	3,533,775
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36	1,170	1,181,104
Series 2016-ETC, Class B, 144A
3.189%	08/14/36	510	504,724
Series 2016-ETC, Class C, 144A
3.391%	08/14/36	430	413,304
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36	1,610	1,500,659
Series 2018-CHRS, Class D, 144A
4.267%(cc)	08/05/38	550	537,430
Series 2019-C03, Class A3
3.319%	05/15/52	2,600	2,776,762
Benchmark Mortgage Trust,
Series 2019-B10, Class A3
3.455%	03/15/62	2,300	2,465,505
Series 2019-B12, Class A4
2.859%	08/15/52	1,850	1,926,967
Series 2019-B14, Class A3
3.090%	12/15/62	950	1,006,802
Series 2019-B14, Class A4
2.795%	12/15/62	1,600	1,660,391
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.110%(c)	10/15/36	952	946,647
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.410%(c)	10/15/36	1,190	1,180,322
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.110%(c)	12/15/36	1,002	993,902
Series 2021-21M, Class A, 144A, 1 Month LIBOR + 0.730% (Cap N/A, Floor 0.730%)
0.840%(c)	10/15/36	2,200	2,184,698
Series 2021-CIP, Class E, 144A, 1 Month LIBOR + 2.820% (Cap N/A, Floor 2.820%)
2.920%(c)	12/15/28	3,200	3,199,033

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Cantor Commercial Real Estate Lending,
Series 2019-CF01, Class A3
3.836%	05/15/52		3,600	$3,868,028
CD Mortgage Trust,
Series 2017-CD04, Class A3
3.248%	05/10/50		3,000	3,177,562
Series 2017-CD05, Class A3
3.171%	08/15/50		3,300	3,456,295
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XB, IO
0.289%(cc)	02/10/48		76,865	644,282
Commercial Mortgage Trust,
Series 2017-COR02, Class A2
3.239%	09/10/50		3,750	3,934,455
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.260%(c)	05/15/36		2,500	2,497,565
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37		2,970	3,124,440
Series 2016-NXSR, Class A4
3.795%(cc)	12/15/49		750	808,335
DBGS Mortgage Trust,
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	05/15/35		2,232	2,211,146
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36		1,300	1,308,111
Series 2016-85T, Class E, 144A
3.808%(cc)	12/10/36		1,200	1,147,728
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49		3,030	3,126,114
Series 2017-C06, Class A4
3.071%	06/10/50		2,700	2,850,874
DROP Mortgage Trust,
Series 2021-FILE, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.260%(c)	04/15/26		1,700	1,700,515
European Loan Conduit No. 36 DAC (Ireland),
Series 36A, Class A1, 144A, 3 Month EURIBOR + 1.000% (Cap 6.000%, Floor 1.000%)
1.000%(c)	02/17/30	EUR	799	910,781
FHLMC Multifamily Structured Pass-Through Certificates,
Series K122, Class X1, IO
0.883%(cc)	11/25/30		15,377	1,037,132
Series KG03, Class X1, IO
1.381%(cc)	06/25/30		23,545	2,334,065
FREMF Mortgage Trust,
Series 2017-K63, Class X2A, IO, 144A
0.100%	02/25/50		462,078	1,855,380
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A4
3.890%	07/10/51		1,550	1,721,109

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust,
Series 2012-GCJ09, Class XA, IO
1.917%(cc)	11/10/45		2,300	$17,702
Series 2017-GS06, Class A2
3.164%	05/10/50		3,058	3,191,522
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34		310	321,693
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A4
3.195%	09/15/50		3,000	3,139,920
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4
3.414%	03/15/50		1,725	1,789,522
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3
2.559%	08/15/49		1,660	1,695,124
Series 2019-FL12, Class A, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 2.450%)
2.450%(c)	12/15/31		2,556	2,532,610
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50		2,450	2,599,593
Manhattan West Mortgage Trust,
Series 2020-01MW, Class A, 144A
2.130%	09/10/39		2,300	2,292,087
Morgan Stanley Capital I Trust,
Series 2019-H07, Class A3
3.005%	07/15/52		1,600	1,678,120
One New York Plaza Trust,
Series 2020-01NYP, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.860%(c)	01/15/36		625	624,999
Ready Capital Mortgage Financing LLC,
Series 2021-FL06, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.042%(c)	07/25/36		2,300	2,279,987
Real Estate Asset Liquidity Trust (Canada),
Series 2018-01A, Class A1, 144A
3.072%	08/12/53	CAD	659	530,913
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36		230	236,399
STWD Mortgage Trust (Cayman Islands),
Series 2021-HTS, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.160%(c)	04/15/34		2,000	1,998,168
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3
3.225%	08/15/50		3,200	3,333,104
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class A4
2.925%	04/15/50		1,647	1,693,358
Series 2016-C35, Class A3
2.674%	07/15/48		4,500	4,603,073
Series 2016-LC24, Class A3
2.684%	10/15/49		1,600	1,641,742

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C40, Class A3
3.317%	10/15/50	1,330	$1,407,916
Series 2017-RB01, Class A4
3.374%	03/15/50	3,971	4,231,470
Series 2019-C52, Class A4
2.643%	08/15/52	2,000	2,065,048
Series 2021-FCMT, Class E, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 4.500%)
4.610%(c)	05/15/31	2,300	2,291,255

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $124,899,882)			127,722,757

CORPORATE BONDS — 8.4%
Aerospace & Defense — 0.1%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.900%	02/15/31	2,230	2,118,600
Boeing Co. (The),
Sr. Unsec’d. Notes
2.700%	02/01/27	2,560	2,609,902
3.750%	02/01/50(a)	660	683,899
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	12/01/24	1,425	1,480,552
7.500%	03/15/25	900	916,400
7.875%	04/15/27(a)	2,025	2,099,906
Spirit AeroSystems, Inc.,
Gtd. Notes
3.950%	06/15/23	400	403,067

			10,312,326

Airlines — 0.1%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	822	814,134
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29	377	382,940
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.625%	03/15/22	1,750	1,752,011
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	1,780	2,037,358
5.250%	05/04/25	830	922,037
Turkish Airlines 2015-1 Class A Pass-Through Trust (Turkey),
Pass-Through Certificates, 144A
4.200%	09/15/28	5,237	4,820,668
United Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.100%	01/07/30	1,148	1,180,982
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	565	589,520
4.625%	04/15/29	140	145,202

			12,644,852

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers — 0.2%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		1,525	$1,685,419
5.291%	12/08/46(a)		4,225	4,956,794
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28		200	200,944
2.979%	08/03/22		1,400	1,410,728
3.339%	03/28/22		2,200	2,206,086
3.350%	11/01/22		500	506,811
3.370%	11/17/23		700	722,403
3.375%	11/13/25		700	726,316
4.000%	11/13/30		200	215,073
4.375%	08/06/23		300	311,839
Sr. Unsec’d. Notes, EMTN
0.000%(cc)	12/07/22	EUR	500	567,301
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36		20	27,006
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23		1,605	1,653,209
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN
2.450%	09/15/28		500	487,960
2.600%	09/28/22		100	101,008
2.800%	01/13/22		500	500,235
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
3.522%	09/17/25		300	314,393
4.345%	09/17/27		2,400	2,591,538
4.810%	09/17/30		300	335,717
Volkswagen International Finance NV (Germany),
Gtd. Notes, 3 Month EURIBOR + 1.550%
0.988%(c)	11/16/24	EUR	500	589,197

				20,109,977

Auto Parts & Equipment — 0.0%
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26(a)		1,175	968,644
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27		650	682,489
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, Cash coupon 3.875% or PIK 4.625%
3.875%	05/15/27	EUR	100	116,159
Sr. Sec’d. Notes, 144A, Cash coupon 6.000% or PIK 6.750%
6.000%	05/15/27(a)		1,100	1,138,525
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes
2.450%	06/15/30		950	963,604

				3,869,421

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks — 3.5%
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	10/12/23		400	$423,156
Banca Carige SpA (Italy),
Covered Bonds, 3 Month EURIBOR + 1.500%
0.928%(c)	05/25/22	EUR	3,000	3,429,086
Banca Monte dei Paschi di Siena SpA (Italy),
Covered Bonds
0.875%	10/08/27	EUR	1,300	1,522,432
Sr. Unsec’d. Notes, EMTN
2.625%	04/28/25	EUR	500	569,611
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
5.875%(ff)	09/24/23(oo)	EUR	400	483,353
Banco de Sabadell SA (Spain),
Sr. Unsec’d. Notes
1.125%(ff)	03/11/27	EUR	100	115,889
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.700%	01/10/25		2,200	2,249,318
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.849%	03/25/26		1,000	994,347
3.848%	04/12/23		600	621,033
Banco Votorantim SA (Brazil),
Sr. Unsec’d. Notes, 144A, MTN
4.000%	09/24/22		400	406,377
4.500%	09/24/24		5,100	5,324,492
Bank of America Corp.,
Jr. Sub. Notes, Series FF
5.875%(ff)	03/15/28(oo)		1,700	1,892,989
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(oo)		930	969,051
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25(oo)		4,145	4,203,560
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		1,790	1,716,381
2.496%(ff)	02/13/31		5,660	5,680,502
4.271%(ff)	07/23/29		730	813,792
Sub. Notes, MTN
4.450%	03/03/26		4,090	4,506,902
Banque Centrale de Tunisie International Bond (Tunisia),
Sr. Unsec’d. Notes
5.625%	02/17/24	EUR	200	176,467
Barclays PLC (United Kingdom),
Jr. Sub. Notes
6.125%(ff)	12/15/25(a)(oo)		1,600	1,733,959
7.875%(ff)	03/15/22(oo)		1,400	1,417,632
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
1.586%(c)	02/15/23		800	801,017
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.625%
1.746%(c)	01/10/23		2,600	2,600,713
Sr. Unsec’d. Notes, 3 Month BBSW + 1.800%
1.862%(c)	06/15/23	AUD	1,500	1,111,351
Sr. Unsec’d. Notes
4.375%	01/12/26		700	764,761

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
4.836%	05/09/28		1,090	$1,198,248
5.088%(ff)	06/20/30		1,898	2,148,404
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.675%(ff)	06/30/27		900	884,709
1.904%(ff)	09/30/28		1,400	1,369,029
2.219%(ff)	06/09/26		2,360	2,384,181
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.045%(ff)	10/19/27		600	594,875
2.277%(ff)	01/20/32		500	481,770
Sr. Unsec’d. Notes, 144A, MTN
3.500%	10/23/27		285	301,501
Sub. Notes, 144A, MTN
4.500%	03/15/25		1,075	1,158,663
4.875%	04/01/26		365	403,203
China Development Bank (China),
Unsec’d. Notes, Series 1710
4.040%	04/10/27	CNH	47,900	7,954,301
Unsec’d. Notes, Series 1715
4.240%	08/24/27	CNH	325,900	54,740,435
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		1,635	1,662,508
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
1.601%(c)	09/01/23		1,500	1,511,025
Sr. Unsec’d. Notes
2.572%(ff)	06/03/31		7,830	7,894,714
Sub. Notes
4.600%	03/09/26		745	822,620
Cooperatieve Rabobank UA (Netherlands),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.860%
1.080%(c)	09/26/23		1,400	1,408,824
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes
7.125%(ff)	07/29/22(oo)		900	922,686
Jr. Sub. Notes, 144A
6.250%(ff)	12/18/24(oo)		1,000	1,065,940
6.375%(ff)	08/21/26(oo)		200	215,483
7.500%(ff)	07/17/23(oo)		1,400	1,476,156
Sr. Unsec’d. Notes
3.750%	03/26/25		240	254,928
3.800%	06/09/23		1,650	1,710,268
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26		1,150	1,157,168
4.194%(ff)	04/01/31		400	441,322
4.207%(ff)	06/12/24		1,728	1,799,367
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.800%	09/15/22		3,350	3,423,160
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.222%(ff)	09/18/24		2,400	2,431,631
3.035%(ff)	05/28/32		1,050	1,057,493
3.300%	11/16/22		3,400	3,469,805
3.547%(ff)	09/18/31		1,425	1,502,456

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.961%(ff)	11/26/25		2,500	$2,644,204
Sr. Unsec’d. Notes, EMTN
1.750%	01/17/28	EUR	800	952,656
1.875%(ff)	12/22/28	GBP	600	791,966
2.625%	02/12/26	EUR	1,100	1,354,846
Sub. Notes
3.729%(ff)	01/14/32(a)		1,400	1,430,612
5.882%(ff)	07/08/31(a)		800	938,508
Development Bank of Mongolia LLC (Mongolia),
Sr. Unsec’d. Notes
7.250%	10/23/23		800	843,092
Discover Bank,
Sr. Unsec’d. Notes
3.350%	02/06/23		500	512,050
3.450%	07/27/26		390	413,141
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series O
5.300%(ff)	11/10/26(oo)		440	477,901
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(oo)		365	360,998
Sr. Unsec’d. Notes
2.650%(ff)	10/21/32		2,680	2,697,765
3.750%	02/25/26		235	252,853
3.850%	01/26/27		1,905	2,051,036
4.223%(ff)	05/01/29		200	222,250
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
4.000%(ff)	03/09/26(a)(oo)		900	898,708
Sr. Unsec’d. Notes
1.750%(ff)	07/24/27	GBP	900	1,202,698
2.871%(ff)	11/22/32(a)		4,200	4,238,205
3.803%(ff)	03/11/25		400	420,018
4.041%(ff)	03/13/28		200	216,202
4.583%(ff)	06/19/29		500	560,159
4.950%	03/31/30		300	351,779
ING Bank NV (Netherlands),
Covered Bonds, 144A, MTN
2.625%	12/05/22(a)		900	916,430
ING Groep NV (Netherlands),
Jr. Sub. Notes
3.875%(ff)	05/16/27(a)(oo)		800	756,714
Jr. Sub. Notes, Series NC10
4.250%(ff)	05/16/31(oo)		200	188,241
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
1.214%(c)	10/02/23(a)		1,600	1,619,930
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)		575	593,348
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		475	485,536
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(a)(oo)		565	568,245
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
3.932%(c)	02/01/22(oo)		2,750	2,753,776
Sr. Unsec’d. Notes
2.069%(ff)	06/01/29		2,780	2,756,804
2.580%(ff)	04/22/32		3,865	3,913,159

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.964%(ff)	11/15/48		930		$1,088,796
4.005%(ff)	04/23/29		1,565		1,729,011
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
4.947%(ff)	06/27/25(oo)	EUR	200		248,275
Sr. Unsec’d. Notes
3.574%(ff)	11/07/28		200		213,792
Sr. Unsec’d. Notes, EMTN
3.500%(ff)	04/01/26	EUR	500		628,817
Sub. Notes
4.650%	03/24/26		3,300		3,635,322
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
1.201%(c)	09/11/24		1,700		1,716,163
Sr. Unsec’d. Notes
1.241%(ff)	07/10/24(a)		3,500		3,508,457
3.922%(ff)	09/11/24		1,100		1,149,196
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32		6,130		6,005,773
3.875%	01/27/26		910		986,560
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32		820		819,205
Sub. Notes, GMTN
4.350%	09/08/26		1,450		1,606,054
NatWest Group PLC (United Kingdom),
Jr. Sub. Notes
5.125%(ff)	05/12/27(oo)	GBP	1,500		2,131,841
6.000%(ff)	12/29/25(a)(oo)		1,300		1,417,601
8.000%(ff)	08/10/25(oo)		1,100		1,275,476
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.550%
1.770%(c)	06/25/24		700		711,588
Sr. Unsec’d. Notes
4.519%(ff)	06/25/24		500		523,220
5.076%(ff)	01/27/30		2,800		3,248,380
Nykredit Realkredit A/S (Denmark),
Covered Bonds, Series 01E
0.500%	10/01/43	DKK	11,021		1,580,332
1.000%	10/01/53	DKK	27,001		3,894,791
1.000%	10/01/53	DKK	2,500		354,937
1.500%	10/01/50	DKK	—	(r)	—
1.500%	10/01/50	DKK	—	(r)	—
2.500%	10/01/47	DKK	1		162
Covered Bonds, Series 01EE
1.000%	10/01/50	DKK	102,828		14,834,436
1.500%	10/01/53	DKK	17,997		2,696,672
1.500%	10/01/53	DKK	11,873		1,755,123
Covered Bonds, Series CCE
1.000%	10/01/50	DKK	85,873		12,522,678
Santander UK Group Holdings PLC (United Kingdom),
Jr. Sub. Notes
7.375%(ff)	06/24/22(oo)	GBP	200		276,801
Sr. Unsec’d. Notes
4.796%(ff)	11/15/24		2,700		2,866,042
Sberbank of Russia Via SB Capital SA (Russia),
Sub. Notes
5.250%	05/23/23		1,000		1,034,101

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24		3,000	$3,158,306
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.319%(ff)	10/14/23		2,300	2,303,006
1.822%(ff)	11/23/25		1,000	998,710
2.678%(ff)	06/29/32		500	490,957
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.000%	01/24/22		300	300,469
UBS AG (Switzerland),
Sub. Notes
5.125%	05/15/24		1,300	1,392,030
UBS Group AG (Switzerland),
Jr. Sub. Notes
5.750%(ff)	02/19/22(oo)	EUR	1,600	1,835,294
Jr. Sub. Notes, 144A
4.375%(ff)	02/10/31(oo)		1,300	1,281,660
UniCredit SpA (Italy),
Jr. Sub. Notes
9.250%(ff)	06/03/22(oo)	EUR	800	943,745
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26		555	555,606
Sr. Unsec’d. Notes, 144A, MTN
7.830%	12/04/23		6,200	6,902,621
Wells Fargo & Co.,
Jr. Sub. Notes, Series BB
3.900%(ff)	03/15/26(oo)		2,200	2,250,796
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28		10,000	10,165,807

				297,797,483

Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49		1,085	1,500,675

Building Materials — 0.0%
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28		1,075	1,118,161
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30(a)		775	791,523

				1,909,684

Chemicals — 0.1%
CF Industries, Inc.,
Gtd. Notes
5.150%	03/15/34		1,750	2,119,748
Eastman Chemical Co.,
Sr. Unsec’d. Notes
3.800%	03/15/25		858	916,491
INEOS Quattro Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
2.500%	01/15/26	EUR	1,700	1,923,954

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24	1,293	$1,408,121
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24	1,000	1,036,980
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35	175	198,889
OCP SA (Morocco),
Sr. Unsec’d. Notes
5.125%	06/23/51	300	283,804
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22	1,200	1,213,922
Sasol Financing USA LLC (South Africa),
Gtd. Notes
4.375%	09/18/26	340	342,503
5.875%	03/27/24	325	338,451
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A (original cost $ 375,000; purchased 07/19/19)(f)
10.500%	08/01/24(a)	375	271,563
Sr. Sec’d. Notes, 144A (original cost $ 90,596; purchased 02/01/21)(f)
10.875%	08/01/24	92	98,110

			10,152,536

Commercial Services — 0.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26	585	613,603
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26	2,670	2,833,769
4.500%	02/15/45	625	757,973
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25	1,030	1,059,312
Massachusetts Institute of Technology,
Unsec’d. Notes
4.678%	07/01/2114	254	379,481
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26	848	921,865
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	25	25,198
3.875%	02/15/31	725	736,265
5.250%	01/15/30(a)	1,100	1,190,870

			8,518,336

Computers — 0.0%
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes
6.020%	06/15/26	300	347,626

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Computers (cont’d.)
NetApp, Inc.,
Sr. Unsec’d. Notes
3.250%	12/15/22		1,000	$1,016,793

				1,364,419

Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26		700	705,255
3.000%	10/29/28		800	811,996
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
2.528%	11/18/27		6	5,844
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	09/18/27		500	526,356
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
0.750%	03/18/24		300	298,651
Doric Nimrod Air Alpha 2013-1 Class A Pass-Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.250%	05/30/25		410	410,496
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class A Pass-Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.125%	11/30/24		230	229,596
Jyske Realkredit A/S (Denmark),
Covered Bonds, Series 111E
2.500%	10/01/47	DKK	1	136
Covered Bonds, Series CCE
0.500%	10/01/43	DKK	3,582	513,933
1.000%	10/01/50	DKK	27,216	3,972,279
1.000%	10/01/50	DKK	27,268	3,935,738
1.000%	10/01/53	DKK	10,643	1,510,511
1.500%	10/01/53	DKK	3,100	464,646
1.500%	10/01/53	DKK	3,600	532,370
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN
2.851%	11/16/09(d)		400	2,200
2.907%	12/23/08(d)		200	1,100
5.625%	01/24/13(d)		1,700	9,350
Muthoot Finance Ltd. (India),
Sr. Sec’d. Notes, 144A, MTN
6.125%	10/31/22		1,100	1,129,465
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.500%	08/15/28		745	766,276
6.000%	01/15/27		225	234,194
Nordea Kredit Realkreditaktieselskab (Denmark),
Covered Bonds
1.500%	10/01/53	DKK	12,800	1,892,678
1.500%	10/01/53	DKK	1,800	259,140
2.000%	10/01/53	DKK	1,800	271,617
Covered Bonds, Series CC2
0.500%	10/01/43	DKK	1,546	221,902
1.000%	10/01/50	DKK	33,706	4,922,160
1.000%	10/01/50	DKK	42,254	6,098,933

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
1.500%	10/01/53	DKK	5,900		$884,203
2.500%	10/01/47	DKK	—	(r)	46
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28		400		392,778
ORIX Corp. (Japan),
Sr. Unsec’d. Notes
3.250%	12/04/24		400		421,266
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
6.150%	12/06/28		200		236,227
Realkredit Danmark A/S (Denmark),
Covered Bonds
1.000%	10/01/53	DKK	39,188		5,559,676
1.000%	10/01/53	DKK	2,900		417,635
Covered Bonds, Series 23S
1.500%	10/01/53	DKK	4,900		734,212
Covered Bonds, Series 23S, MTN
2.500%	04/01/47	DKK	10		1,637
Covered Bonds, Series 27S
1.500%	10/01/53	DKK	2,100		310,417
Covered Bonds, Series 28S
2.000%	10/01/53	DKK	3,000		452,401
Covered Bonds, Series CCS
1.000%	10/01/50	DKK	31,500		4,596,146
Shriram Transport Finance Co. Ltd. (India),
Sr. Sec’d. Notes, EMTN
5.950%	10/24/22		1,100		1,119,338
Swiss Insured Brazil Power Finance Sarl (Brazil),
Sr. Sec’d. Notes, 144A
9.850%	07/16/32	BRL	15,573		2,644,757

					47,497,561

Electric — 0.4%
Adani Electricity Mumbai Ltd. (India),
Sr. Sec’d. Notes
3.949%	02/12/30		1,800		1,780,555
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29(a)		500		495,698
5.000%	02/01/31		925		933,985
5.125%	03/15/28		700		711,281
Commonwealth Edison Co.,
First Mortgage
3.700%	03/01/45		475		531,818
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46		1,020		1,106,602
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26		405		422,690
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		1,385		1,437,545
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.875%	07/12/28		1,700		1,658,134

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A
7.125%	02/11/25		350	$361,794
Eversource Energy,
Sr. Unsec’d. Notes, Series H
3.150%	01/15/25		780	814,644
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		280	351,780
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30		840	835,680
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		600	659,286
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24		700	743,209
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		550	580,791
Gtd. Notes, 144A
3.375%	02/15/29		100	97,883
3.625%	02/15/31		1,175	1,150,975
Oglethorpe Power Corp.,
First Mortgage
3.750%	08/01/50(a)		705	755,724
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49		1,250	1,439,191
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27		100	96,705
2.950%	03/01/26		100	101,670
3.150%	01/01/26		100	102,408
3.450%	07/01/25		100	103,741
3.950%	12/01/47		100	97,303
4.000%	12/01/46		100	97,713
4.500%	07/01/40		100	104,849
4.550%	07/01/30		1,425	1,545,638
PECO Energy Co.,
First Ref. Mortgage
4.800%	10/15/43		910	1,143,586
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
1.875%	11/05/31	EUR	102	111,598
4.875%	07/17/49(a)		3,800	4,076,198
Sr. Unsec’d. Notes, 144A, MTN
5.250%	10/24/42		300	337,777
Sr. Unsec’d. Notes, EMTN
3.375%	02/05/30		2,100	2,143,823
Southern California Edison Co.,
First Mortgage
0.700%	04/03/23		700	697,822
1.100%	04/01/24		200	199,307
First Mortgage, SOFR + 0.830%
0.880%(c)	04/01/24		300	299,726

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		375	$380,470
8.000%(ff)	10/15/26(oo)		1,375	1,454,507
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		965	1,001,758

				30,965,864

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26		500	530,530

Entertainment — 0.0%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
10.000%	06/15/26		234	231,086
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27		300	308,663

				539,749

Foods — 0.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	03/15/29		225	225,170
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	2,300	2,998,601
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,200	1,535,191
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.650%	03/15/23		887	914,395
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		1,000	1,087,730
Kraft Heinz Foods Co.,
Gtd. Notes
4.625%	10/01/39		600	705,140
4.875%	10/01/49		1,010	1,272,095
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		300	308,181
4.375%	01/31/32		300	309,507

				9,356,010

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/20/26		700	782,977
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29		2,080	2,226,318

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43		350	$400,798

				3,410,093

Healthcare-Products — 0.1%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30		2,500	2,546,872
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	1,145	1,300,619
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	430	488,077
1.625%	10/15/50	EUR	395	450,352
2.250%	03/07/39	EUR	200	259,760
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		225	224,217
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29		150	152,336
Stryker Corp.,
Sr. Unsec’d. Notes
2.125%	11/30/27	EUR	430	533,880
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	550	632,308
1.875%	10/01/49	EUR	375	437,816

				7,026,237

Healthcare-Services — 0.1%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37		1,410	2,046,217
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29		2,460	2,712,382
5.125%	06/15/39		1,225	1,515,011
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A
2.200%	06/01/30		1,160	1,143,172
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
3.500%	03/30/25		1,650	1,744,749
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28(a)		450	475,476

				9,637,007

Home Builders — 0.0%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30		985	1,007,513

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30		925	$942,357
Taylor Morrison Communities, Inc.,
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30(a)		230	254,380

				2,204,250

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/25		145	157,782

Insurance — 0.1%
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43		660	859,658
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.900%	05/01/29		420	465,166
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
2.750%	03/29/28	EUR	1,100	1,360,042
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	700	825,363
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29		3,600	4,145,305
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		1,530	1,967,942

				9,623,476

Internet — 0.1%
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.625%	07/06/27		2,000	2,146,834
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.240%	06/03/50		1,250	1,187,915
3.975%	04/11/29		2,000	2,178,825

				5,513,574

Lodging — 0.0%
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
1.300%	10/01/23		400	400,195
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30		330	372,855
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25		900	939,960
5.400%	08/08/28(a)		1,100	1,187,948

				2,900,958

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31(a)	900	$909,592
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.700%	04/01/51	750	724,959
3.950%	06/30/62	700	676,346
4.464%	07/23/22	5,700	5,787,428
5.050%	03/30/29	1,750	2,011,378
5.375%	05/01/47	300	358,301
6.384%	10/23/35	1,525	1,975,389
6.484%	10/23/45	955	1,305,629
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31(a)	690	646,004
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30	700	662,328
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27(a)	230	64,312
Sr. Sec’d. Notes, 144A
5.375%	08/15/26(a)	300	149,588
Discovery Communications LLC,
Gtd. Notes
2.950%	03/20/23	53	54,212
5.300%	05/15/49	1,650	2,086,218
DISH DBS Corp.,
Gtd. Notes
7.375%	07/01/28	300	304,573
Walt Disney Co. (The),
Gtd. Notes
3.500%	05/13/40	700	767,289
3.600%	01/13/51	800	905,182

			19,388,728

Mining — 0.1%
Antofagasta PLC (Chile),
Sr. Unsec’d. Notes, 144A
2.375%	10/14/30(a)	1,200	1,145,242
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42	550	712,427
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43	370	503,533
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39	560	763,780
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.750%	01/15/31(a)	4,000	4,259,519
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40	250	350,650

			7,735,151

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing — 0.1%
Textron, Inc.,
Sr. Unsec’d. Notes
2.450%	03/15/31(a)		5,450	$5,391,209

Multi-National — 0.0%
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, GMTN
0.500%	09/01/23	AUD	600	433,297
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.500%	08/10/23	AUD	2,900	2,096,728

				2,530,025

Oil & Gas — 0.8%
Antero Resources Corp.,
Gtd. Notes, 144A
8.375%	07/15/26		415	472,440
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		325	330,166
9.000%	11/01/27		53	70,958
Sr. Unsec’d. Notes, 144A
8.250%	12/31/28		325	339,163
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	06/22/25(oo)		2,050	2,141,447
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.400%	04/15/29		1,268	1,403,257
5.400%	06/15/47		870	1,082,818
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24(a)		125	125,579
ConocoPhillips,
Gtd. Notes, 144A
4.850%	08/15/48		500	658,388
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		500	629,446
Empresa Nacional del Petroleo (Chile),
Sr. Unsec’d. Notes
4.500%	09/14/47		1,500	1,470,518
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		100	100,647
4.875%	03/30/26		37	36,701
5.375%	03/30/28		620	611,000
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.950%	07/19/22		770	783,640
4.950%	03/23/27		2,000	2,165,122
5.150%	02/11/26		3,000	3,215,958
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22		1,530	1,545,783
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		1,335	1,451,362
4.750%	04/19/27		200	221,005

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.125%	02/01/27		250	$266,244
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.950%	07/01/24		1,275	1,417,623
7.500%	05/01/31		1,200	1,578,116
Odebrecht Offshore Drilling Finance Ltd. (Brazil),
Sr. Sec’d. Notes
6.720%	12/01/22		93	91,262
Sr. Sec’d. Notes, Cash coupon 7.720% or PIK N/A
7.720%	12/01/26		1,788	347,924
Sr. Sec’d. Notes, 144A, Cash coupon 7.720% or PIK N/A
7.720%	12/01/26		30	5,844
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26		3,000	3,329,110
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
4.150%	02/25/60		1,000	1,010,009
5.625%	05/20/43		4,300	5,102,091
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.093%	01/15/30(a)		1,295	1,346,575
5.600%	01/03/31(a)		440	468,333
6.625%	01/16/34	GBP	630	942,967
7.375%	01/17/27		335	389,086
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
6.000%	05/16/24(d)		5,400	216,000
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29	EUR	300	336,913
6.350%	02/12/48(a)		602	518,004
6.490%	01/23/27		393	419,082
6.500%	03/13/27		500	533,351
6.500%	01/23/29(a)		600	622,273
6.840%	01/23/30		200	207,395
7.690%	01/23/50		692	667,506
Gtd. Notes, 144A
6.700%	02/16/32		3,184	3,206,375
Gtd. Notes, EMTN
3.750%	02/21/24	EUR	300	350,546
4.875%	02/21/28	EUR	730	832,601
Gtd. Notes, MTN
6.750%	09/21/47		10,152	8,982,445
6.875%	08/04/26		140	153,714
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
2.480%	01/28/32		1,800	1,805,709
3.500%	04/21/30		300	324,672
4.800%	04/21/60		1,000	1,328,123
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30		1,690	1,604,494

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26	600	$588,109
2.250%	07/12/31	400	396,297
3.125%	07/12/41	1,025	1,036,561
3.300%	07/12/51	600	619,887
Range Resources Corp.,
Gtd. Notes
9.250%	02/01/26	1,000	1,078,744
Rio Oil Finance Trust (Brazil),
Sr. Sec’d. Notes
9.250%	07/06/24	652	703,820
Sr. Sec’d. Notes, 144A
9.250%	07/06/24	1,456	1,573,244
9.750%	01/06/27	1,355	1,570,272
SA Global Sukuk Ltd. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.694%	06/17/31(a)	900	905,188
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
3.500%	11/24/70	1,000	976,105
Transocean, Inc.,
Gtd. Notes, 144A
8.000%	02/01/27	550	404,322

			67,112,334

Oil & Gas Services — 0.0%
Odebrecht Oil & Gas Finance Ltd. (Brazil),
Gtd. Notes, 144A
5.007%(s)	01/31/22(oo)	1,696	9,017

Pharmaceuticals — 0.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39	1,175	1,346,909
4.500%	05/14/35	1,625	1,942,496
4.550%	03/15/35	2,115	2,528,633
4.850%	06/15/44	165	206,836
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25(a)	470	493,512
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	290	306,645
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	02/15/29	225	199,687
5.250%	01/30/30	125	110,522
5.250%	02/15/31	200	176,461
6.250%	02/15/29	500	475,761
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 1.010%
1.213%(c)	12/15/23	700	704,137
Gtd. Notes, 144A
4.250%	12/15/25	500	542,500
4.375%	12/15/28	900	1,006,497

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39	360	$425,813
5.000%	08/15/45	596	793,688
Cigna Corp.,
Sr. Unsec’d. Notes
3.400%	03/15/50	425	443,294
3.400%	03/15/51	1,705	1,792,470
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29	1,250	1,332,635
4.780%	03/25/38	90	109,662
5.125%	07/20/45	690	897,170
5.300%	12/05/43	510	672,233
Mylan, Inc.,
Gtd. Notes
5.400%	11/29/43	600	742,891
Gtd. Notes, 144A
3.125%	01/15/23	600	613,293
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	200	205,066
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	500	522,337
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
3.025%	07/09/40	750	755,224
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	1,355	1,661,271
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	830	885,326
4.000%	06/22/50	750	801,826

			22,694,795

Pipelines — 0.4%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	1,400	1,444,405
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.,
Gtd. Notes, 144A
4.150%	08/15/26	1,555	1,690,239
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	725	739,783
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	800	821,092
Sr. Unsec’d. Notes
5.000%	05/15/50	725	834,794
5.300%	04/15/47	270	311,136
6.125%	12/15/45	210	262,157
Enterprise Products Operating LLC,
Gtd. Notes
4.900%	05/15/46	2,020	2,457,213

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38	740	$854,365
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.550%	07/01/30	990	996,228
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	09/01/23	900	930,863
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50(a)	1,055	1,004,311
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.200%	03/15/25	1,875	1,941,761
MPLX LP,
Sr. Unsec’d. Notes
4.700%	04/15/48	1,145	1,333,383
5.200%	03/01/47	105	128,501
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30(a)	1,000	1,020,940
3.400%	09/01/29	1,720	1,782,506
4.550%	07/15/28	300	332,023
4.950%	07/13/47	770	897,211
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.300%	01/31/43	2,010	2,051,644
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27	3,800	4,276,845
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
7.500%	10/01/25	375	406,333
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	70	72,864
4.125%	08/15/31	70	74,691
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48	95	114,470
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25	675	729,328
4.300%	03/04/24	2,275	2,405,385
4.850%	03/01/48	200	243,471
4.900%	01/15/45	287	343,579

			30,501,521

Real Estate — 0.1%
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25	900	915,693
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28	610	650,373

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/22		3,000	$3,009,910

				4,575,976

Real Estate Investment Trusts (REITs) — 0.2%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30		1,530	1,680,031
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25		700	769,163
5.300%	01/15/29		1,900	2,150,895
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31		870	904,758
Highwoods Realty LP,
Sr. Unsec’d. Notes
2.600%	02/01/31		1,475	1,469,007
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24		200	209,882
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30		2,965	3,017,757
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/31(a)		3,100	3,330,785
3.400%	01/15/28		2,175	2,347,535

				15,879,813

Retail — 0.0%
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31		530	499,149
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		925	987,131
Marks & Spencer PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
4.250%	12/08/23	GBP	1,000	1,398,375
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		900	919,402

				3,804,057

Savings & Loans — 0.0%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.766%(ff)	03/08/24		3,500	3,605,443

Semiconductors — 0.1%
Broadcom, Inc.,
Gtd. Notes
4.300%	11/15/32(a)		600	675,742
Gtd. Notes, 144A
2.450%	02/15/31		600	586,254
2.600%	02/15/33		300	290,967

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
Sr. Unsec’d. Notes, 144A
3.419%	04/15/33		5,000	$5,219,853
Marvell Technology, Inc.,
Gtd. Notes
1.650%	04/15/26		900	890,165

				7,662,981

Software — 0.1%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
2.500%	09/15/50		460	403,780
Fidelity National Information Services, Inc.,
Gtd. Notes
0.750%	05/21/23	EUR	600	690,603
Oracle Corp.,
Sr. Unsec’d. Notes
2.300%	03/25/28		2,500	2,488,901
2.875%	03/25/31(a)		300	301,503
3.950%	03/25/51		100	104,056
4.100%	03/25/61		700	730,826
VMware, Inc.,
Sr. Unsec’d. Notes
3.900%	08/21/27		100	109,233

				4,828,902

Telecommunications — 0.3%
Altice France SA (France),
Sr. Sec’d. Notes
4.125%	01/15/29	EUR	3,900	4,408,317
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33		948	928,391
3.100%	02/01/43		200	193,694
3.300%	02/01/52		200	195,921
3.500%	06/01/41		2,895	2,978,996
3.550%	09/15/55		2,194	2,198,051
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A
8.000%	12/31/26		400	389,760
Sr. Sec’d. Notes, 144A
8.750%	05/25/24		200	205,793
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		900	870,277
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		190	196,176
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39(a)		1,000	1,073,083
SK Telecom Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.750%	04/16/23		300	310,208
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		900	1,138,641

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
8.750%	03/15/32	500	$750,082
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
2.550%	02/15/31(a)	4,080	4,060,981
4.500%	04/15/50	900	1,054,488
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.400%	03/22/41	1,430	1,500,732

			22,453,591

Transportation — 0.1%
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	100	114,359
Sr. Sec’d. Notes, 144A
5.875%	07/05/34	3,602	4,116,935
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.799%	04/06/71	845	979,572

			5,210,866

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.950%	03/10/25	2,800	2,985,531
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
3.000%	07/15/22	500	505,169

			3,490,700

TOTAL CORPORATE BONDS (cost $706,933,598)			724,417,909

MUNICIPAL BONDS — 0.2%
California — 0.0%
Golden State Tobacco Securitization Corp.,
Revenue Bonds, Series A
1.958%	06/01/25	800	804,923
State of California,
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	200	331,689

			1,136,612

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	1,747	2,716,178

Illinois — 0.1%
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue,
Taxable, Revenue Bonds, Series A
6.899%	12/01/40	600	845,052
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	2,440	2,532,791

			3,377,843

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York — 0.1%
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, BABs
6.687%	11/15/40	1,500	$2,158,312
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	4,000	5,316,390

			7,474,702

Ohio — 0.0%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
8.084%	02/15/50	1,500	2,795,039

Puerto Rico — 0.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58	1,525	1,765,081

Utah — 0.0%
Utah State Board of Regents,
Revenue Bonds, Series 2017-01, Class A, 1 Month LIBOR + 0.750% (Cap 25.000%, Floor 0.000%)
0.853%(c)	01/25/57	825	812,806

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	400	549,165

TOTAL MUNICIPAL BONDS (cost $17,112,974)			20,627,426

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.3%
Adjustable Rate Mortgage Trust,
Series 2005-05, Class 2A1
2.574%(cc)	09/25/35	40	37,768
Alternative Loan Trust,
Series 2005-21CB, Class A3
5.250%	06/25/35	4	4,141
Series 2005-56, Class 2A2, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 2.040% (Cap N/A, Floor 2.040%)
0.727%(c)	11/25/35	7	6,960
Series 2005-56, Class 2A3, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.500% (Cap N/A, Floor 1.500%)
0.542%(c)	11/25/35	7	6,809
Series 2005-62, Class 2A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000% (Cap N/A, Floor 1.000%)
1.082%(c)	12/25/35	97	88,905
Series 2005-76, Class 2A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000% (Cap N/A, Floor 1.000%)
1.082%(c)	02/25/36	8	7,562
Series 2005-81, Class A1, 1 Month LIBOR + 0.560% (Cap N/A, Floor 0.560%)
0.662%(c)	02/25/37	766	668,960
Series 2005-82, Class A1, 1 Month LIBOR + 0.540% (Cap N/A, Floor 0.540%)
0.642%(c)	02/25/36	1,717	1,463,464
Series 2005-J12, Class 2A1, 1 Month LIBOR + 0.540% (Cap 11.000%, Floor 0.540%)
0.642%(c)	08/25/35	1,261	834,511

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-02CB, Class A14
5.500%	03/25/36		19	$11,418
Series 2006-40T1, Class 2A1
6.000%	12/25/36		1,081	478,212
Series 2006-OA11, Class A1B, 1 Month LIBOR + 0.380% (Cap N/A, Floor 0.380%)
0.482%(c)	09/25/46		32	30,998
Series 2006-OA19, Class A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
0.284%(c)	02/20/47		1,114	864,063
Series 2006-OA22, Class A1, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.422%(c)	02/25/47		61	57,301
Series 2007-04CB, Class 1A35
6.000%	04/25/37		730	734,562
Series 2007-16CB, Class 5A1
6.250%	08/25/37		20	14,701
American Home Mortgage Assets Trust,
Series 2007-01, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.700% (Cap N/A, Floor 0.700%)
0.782%(c)	02/25/47		1,271	704,133
Angel Oak Mortgage Trust,
Series 2020-04, Class A1, 144A
1.469%(cc)	06/25/65		893	891,826
Avon Finance No. 2 PLC (United Kingdom),
Series 02A, Class A, 144A, SONIA + 0.900% (Cap N/A, Floor 0.000%)
0.948%(c)	09/20/48	GBP	1,490	2,019,516
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%
0.293%(c)	03/27/36		381	379,617
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
0.233%(c)	02/27/37		765	759,418
Banc of America Funding Trust,
Series 2006-08T02, Class A10
5.753%(cc)	10/25/36		12	11,807
Series 2006-J, Class 4A1
3.417%(cc)	01/20/47		309	299,616
Series 2015-R02, Class 5A1, 144A, 1 Month LIBOR + 0.165%
0.267%(c)	09/29/36		491	489,166
Banc of America Mortgage Trust,
Series 2005-E, Class 2A1
2.491%(cc)	06/25/35		9	8,916
Series 2005-H, Class 2A1
2.709%(cc)	09/25/35		7	6,670
Series 2005-H, Class 2A5
2.709%(cc)	09/25/35		81	79,559
Bancaja Fondo de Titulizacion de Activos (Spain),
Series 08, Class A
0.000%(cc)	10/25/37	EUR	135	153,593
BCAP LLC Trust,
Series 2011-RR04, Class 8A2, 144A
0.000%(cc)	02/26/36		325	158,944
Series 2011-RR05, Class 12A2, 144A
4.769%(cc)	03/26/37		704	1,096,931

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-05, Class 1A2
2.478%(cc)	08/25/33	2	$1,959
Series 2003-09, Class 2A1
2.846%(cc)	02/25/34	19	19,721
Series 2004-02, Class 22A
2.409%(cc)	05/25/34	3	3,281
Series 2004-10, Class 13A1
2.668%(cc)	01/25/35	22	22,094
Series 2004-10, Class 22A1
4.558%(cc)	01/25/35	12	11,991
Series 2005-01, Class 2A1
2.894%(cc)	03/25/35	14	14,365
Series 2005-04, Class 3A1
2.844%(cc)	08/25/35	127	126,198
Bear Stearns ALT-A Trust,
Series 2005-07, Class 22A1
2.868%(cc)	09/25/35	80	59,826
Series 2005-09, Class 24A1
2.785%(cc)	11/25/35	45	39,539
Series 2005-10, Class 24A1
2.564%(cc)	01/25/36	73	72,812
Series 2006-02, Class 23A1
3.294%(cc)	03/25/36	100	86,158
Series 2006-04, Class 21A1
2.700%(cc)	08/25/36	100	73,917
Series 2006-05, Class 2A2
3.398%(cc)	08/25/36	147	92,105
Series 2006-06, Class 32A1
2.889%(cc)	11/25/36	236	152,365
Series 2006-08, Class 3A1, 1 Month LIBOR + 0.320% (Cap 10.500%, Floor 0.320%)
0.422%(c)	02/25/34	30	29,123
Bear Stearns Mortgage Funding Trust,
Series 2006-AR05, Class 1A1, 1 Month LIBOR + 0.160% (Cap 10.500%, Floor 0.160%)
0.262%(c)	12/25/46	1,104	1,085,676
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R06, Class 1A1
2.697%(cc)	01/26/36	435	362,712
Series 2007-R06, Class 2A1
2.511%(cc)	12/26/46	314	285,186
Bellemeade Re Ltd. (Bermuda),
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.953%(c)	10/25/28	246	245,575
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.552%(c)	04/25/29	229	228,534
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.702%(c)	07/25/29	1,024	1,023,983
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	10/25/29	79	78,789

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	10/25/29	1,600	$1,600,000
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.101%(c)	08/26/30	220	221,692
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.702%(c)	06/25/30	23	23,302
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.702%(c)	06/25/30	335	335,359
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
1.450%(c)	09/25/31	150	149,058
BVRT Financing Trust,
Series 2021-04, Class F, 144A, SOFR + 2.000%
2.050%(c)	09/12/26^	2,452	2,451,542
Central Park Funding Trust,
Series 2021-01, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.852%(c)	08/29/22	3,140	3,131,057
Chase Mortgage Finance Trust,
Series 2007-A02, Class 7A1
3.153%(cc)	07/25/37	59	54,163
CIM Trust,
Series 2019-INV01, Class A2, 144A, 1 Month LIBOR + 1.000% (Cap 6.500%, Floor 1.000%)
1.102%(c)	02/25/49	375	375,409
Citigroup Mortgage Loan Trust,
Series 2004-HYB02, Class 2A
2.343%(cc)	03/25/34	13	13,068
Series 2005-11, Class A2A, 1 Year US Treasury Yield Curve Rate CMT + 2.400% (Cap 9.844%, Floor 2.400%)
2.470%(c)	10/25/35	193	196,753
Series 2011-12, Class 3A2, 144A
2.911%(cc)	09/25/47	265	255,046
Series 2021-INV02, Class A3A, 144A
2.500%(cc)	05/25/51	1,161	1,160,213
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-NCM02, Class 1CB1
5.500%	08/25/34	13	13,493
Series 2005-10, Class 1A2A
3.012%(cc)	12/25/35	27	18,551
Connecticut Avenue Securities Trust,
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.202%(c)	06/25/39	72	71,617
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.203%(c)	10/25/39	23	22,628
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.153%(c)	01/25/40	540	542,010
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)
3.150%(c)	10/25/41	620	626,402

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)
1.600%(c)	10/25/41	170		$170,205
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
3.008%(cc)	08/25/34	7		7,001
Series 2004-12, Class 12A1
2.759%(cc)	08/25/34	—	(r)	124
Series 2004-22, Class A3
2.673%(cc)	11/25/34	283		285,266
Series 2004-HYB05, Class 2A1
2.566%(cc)	04/20/35	—	(r)	174
Series 2005-02, Class 1A1, 1 Month LIBOR + 0.640% (Cap 10.500%, Floor 0.640%)
0.742%(c)	03/25/35	238		211,419
Series 2005-09, Class 1A1, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.702%(c)	05/25/35	317		263,872
Series 2005-HYB06, Class 5A1
2.165%(cc)	10/20/35	8		7,781
Series 2005-HYB09, Class 5A1, 12 Month LIBOR + 1.750% (Cap 11.000%, Floor N/A)
1.991%(c)	02/20/36	133		133,857
Series 2007-18, Class 1A1
6.000%	11/25/37	93		68,234
Credit Suisse First Boston Mortgage-Backed Trust,
Series 2004-AR06, Class 9A2, 1 Month LIBOR + 0.740% (Cap 11.000%, Floor 0.740%)
0.842%(c)	10/25/34	1		567
Credit Suisse Mortgage Capital Certificates,
Series 2021-INV02, Class A3, 144A
3.000%(cc)	11/25/56	2,809		2,875,394
Credit Suisse Mortgage Trust,
Series 2010-18R, Class 4A4, 144A
2.397%(cc)	04/26/38	186		187,120
Series 2021-INV01, Class A3, 144A
2.500%(cc)	07/25/56	761		766,127
Credit Suisse Mortgage-Backed Trust,
Series 2007-03, Class 1A6A
5.579%(cc)	04/25/37	167		66,970
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-AR02, Class A1, 1 Month LIBOR + 0.300% (Cap 10.500%, Floor 0.300%)
0.402%(c)	03/25/37	726		734,865
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB04, Class A1B1, 1 Month LIBOR + 0.100% (Cap 9.000%, Floor 0.100%)
0.203%(c)	10/25/36	4		3,113
Series 2006-AB04, Class A6A2
6.386%	10/25/36	29		28,726
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.802%(c)	11/25/28	516		516,193
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.902%(c)	04/25/29	180		180,470

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
2.200%(c)	10/25/33		435	$436,748
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
2.750%(c)	10/25/33		670	681,121
EuroMASTR PLC (United Kingdom),
Series 2007-01V, Class A2, 3 Month GBP LIBOR + 0.200% (Cap N/A, Floor 0.000%)
0.298%(c)	06/15/40	GBP	685	886,363
Eurosail PLC (United Kingdom),
Series 2006-04X, Class A3C, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.243%(c)	12/10/44	GBP	148	199,719
Eurosail-UK PLC (United Kingdom),
Series 2007-03X, Class A3A, 3 Month GBP LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.045%(c)	06/13/45	GBP	296	400,174
Series 2007-03X, Class A3C, 3 Month GBP LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.045%(c)	06/13/45	GBP	99	133,101
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.502%(c)	05/25/30		361	366,314
Fannie Mae REMICS,
Series 2005-54, Class ZM
4.500%	06/25/35		37	40,752
Series 2006-118, Class A2, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.152%(c)	12/25/36		18	18,010
Series 2015-87, Class BF, 1 Month LIBOR + 0.300% (Cap 6.000%, Floor 0.300%)
0.402%(c)	12/25/45		904	911,798
Series 2018-16, Class MB
3.500%	07/25/46		1,697	1,720,802
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.050%(c)	11/25/50		370	386,369
Series 2021-DNA07, Class B1, 144A, 30 Day Average SOFR + 3.650% (Cap N/A, Floor 0.000%)
3.700%(c)	11/25/41		480	487,470
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.953%(c)	02/25/50		720	722,083
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
5.203%(c)	06/25/50		160	165,043
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.103%(c)	06/25/50		57	56,774
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.103%(c)	08/25/50		1,280	1,346,613

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.853%(c)	08/25/50	178	$178,978
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)
3.203%(c)	03/25/50	51	51,789
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.703%(c)	07/25/50	410	411,251
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.353%(c)	09/25/50	255	265,588
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.253%(c)	09/25/50	57	57,282
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)
3.550%(c)	10/25/33	655	678,593
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
3.100%(c)	01/25/34	390	391,719
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
1.700%(c)	01/25/34	250	251,070
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
3.450%(c)	10/25/41	660	664,138
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
3.200%(c)	12/25/33	250	251,665
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
3.400%(c)	09/25/41	340	338,307
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	09/25/41	690	689,569
Series 2021-HQA04, Class B1, 144A, 30 Day Average SOFR + 3.750% (Cap N/A, Floor 0.000%)
3.800%(c)	12/25/41	180	181,014
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
2.400%(c)	12/25/41	400	401,002
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.853%(c)	09/25/48	2	2,456
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.753%(c)	01/25/49	98	98,700
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA01, Class 1A1
2.918%(cc)	03/25/35	196	148,586
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR01, Class 1A1
2.830%(cc)	05/25/37	127	69,891

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Reference REMIC,
Series R006, Class ZA
6.000%	04/15/36		53	$62,083
Freddie Mac REMICS,
Series 2906, Class GZ
5.000%	09/15/34		162	180,133
Series 4289, Class WZ
3.000%	01/15/44		802	844,605
Series 4768, Class VB
3.500%	06/15/38		474	476,003
Series 4779, Class WF, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)
0.436%(c)	07/15/44		479	480,096
Freddie Mac Strips,
Series 278, Class F1, 1 Month LIBOR + 0.450% (Cap 6.500%, Floor 0.450%)
0.560%(c)	09/15/42		236	235,511
Government National Mortgage Assoc.,
Series 2014-H01, Class FD, 1 Month LIBOR + 0.650% (Cap 11.000%, Floor 0.650%)
0.731%(c)	01/20/64		955	958,826
Series 2014-H14, Class DF, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
0.581%(c)	07/20/64		1,350	1,352,302
Series 2015-142, Class DZ
4.000%	10/20/45		2,558	2,773,172
Series 2015-H30, Class FA, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
0.761%(c)	08/20/61		6	5,878
Series 2016-H02, Class FH, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.081%(c)	01/20/66		1,572	1,600,421
Series 2017-121, Class PE
3.000%	07/20/46		28	28,601
Series 2017-133, Class EC
3.000%	05/20/47		16	15,864
Series 2017-H10, Class FB, 12 Month LIBOR + 0.750% (Cap 7.500%, Floor 0.750%)
1.029%(c)	04/20/67		4,700	4,733,657
Series 2018-H15, Class FG, 12 Month LIBOR + 0.150% (Cap 7.500%, Floor 0.150%)
0.382%(c)	08/20/68		886	870,876
Great Hall Mortgages No. 1 PLC (United Kingdom),
Series 2006-01, Class A2A, 3 Month GBP LIBOR + 0.150% (Cap N/A, Floor 0.000%)
0.386%(c)	06/18/38	GBP	18	24,428
Series 2007-01, Class A2A, 3 Month GBP LIBOR + 0.130% (Cap N/A, Floor 0.000%)
0.366%(c)	03/18/39	GBP	31	40,978
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-01, Class A1
2.450%(cc)	10/25/33		83	84,523
GreenPoint MTA Trust,
Series 2005-AR03, Class 1A1, 1 Month LIBOR + 0.480% (Cap 10.500%, Floor 0.480%)
0.582%(c)	08/25/45		902	873,781

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage-Backed Securities Trust,
Series 2021-GR02, Class A2, 144A
2.500%(cc)	02/25/52		969	$974,708
Series 2021-GR03, Class A2, 144A
2.500%(cc)	04/25/52		692	690,975
Series 2021-INV01, Class A2, 144A
2.500%(cc)	12/25/51		1,631	1,633,470
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	01/26/37		292	290,832
GSR Mortgage Loan Trust,
Series 2003-01, Class A2, 1 Year US Treasury Yield Curve Rate CMT + 1.750% (Cap N/A, Floor 1.750%)
1.840%(c)	03/25/33		1	1,359
Series 2005-AR01, Class 1A1
2.568%(cc)	01/25/35		4	3,519
Series 2005-AR02, Class 2A1
2.637%(cc)	04/25/35		66	65,532
Series 2005-AR03, Class 6A1
2.852%(cc)	05/25/35		93	91,804
Series 2006-AR01, Class 2A1
2.873%(cc)	01/25/36		39	40,304
HarborView Mortgage Loan Trust,
Series 2004-01, Class 2A
2.084%(cc)	04/19/34		28	26,338
Series 2005-04, Class 3A1
2.658%(cc)	07/19/35		15	12,940
Series 2005-09, Class 2A1A, 1 Month LIBOR + 0.680% (Cap 11.000%, Floor 0.680%)
0.784%(c)	06/20/35		998	982,149
Series 2005-09, Class B1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.004%(c)	06/20/35		558	552,440
Series 2005-10, Class 2A1A, 1 Month LIBOR + 0.620% (Cap 11.000%, Floor 0.620%)
0.724%(c)	11/19/35		272	238,552
Hawksmoor Mortgage Funding PLC (United Kingdom),
Series 2019-01X, Class A, SONIA + 1.050% (Cap N/A, Floor 0.000%)
1.100%(c)	05/25/53	GBP	1,501	2,037,975
Hawksmoor Mortgages (United Kingdom),
Series 2019-01A, Class A, 144A, SONIA + 1.050% (Cap N/A, Floor 0.000%)
1.100%(c)	05/25/53	GBP	4,933	6,696,202
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.702%(c)	10/25/28		65	65,106
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.752%(c)	05/25/29		163	162,764
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)
1.650%(c)	01/25/34		355	354,122
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.850%(c)	01/25/34		585	580,641

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
HomeBanc Mortgage Trust,
Series 2005-04, Class A2, 1 Month LIBOR + 0.660% (Cap 11.500%, Floor 0.660%)
0.762%(c)	10/25/35	14	$14,104
Homeward Opportunities Fund I Trust,
Series 2020-02, Class A1, 144A
1.657%(cc)	05/25/65	672	671,908
Impac Secured Assets Trust,
Series 2007-01, Class A2, 1 Month LIBOR + 0.160% (Cap 11.500%, Floor 0.160%)
0.262%(c)	03/25/37	201	199,955
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR01, Class 2A1
2.905%(cc)	11/25/35	3	2,766
Series 2007-AR01, Class 1A2
3.004%(cc)	03/25/37	414	386,060
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR10, Class 1A1, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.942%(c)	05/25/34	321	315,436
Series 2005-AR12, Class 2A1A, 1 Month LIBOR + 0.480% (Cap 11.000%, Floor 0.480%)
0.582%(c)	07/25/35	1,490	1,453,649
Series 2005-AR18, Class 2A1A, 1 Month LIBOR + 0.620% (Cap 10.500%, Floor 0.620%)
0.722%(c)	10/25/36	855	499,613
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
0.292%(c)	09/25/46	142	133,427
JPMorgan Mortgage Trust,
Series 2003-A02, Class 3A1
1.815%(cc)	11/25/33	2	2,355
Series 2005-A02, Class 7CB1
2.569%(cc)	04/25/35	3	2,780
Series 2005-A06, Class 2A1
2.545%(cc)	08/25/35	9	8,799
Series 2005-ALT01, Class 3A1
2.426%(cc)	10/25/35	36	31,336
Series 2006-A01, Class 3A2
2.688%(cc)	02/25/36	13	11,084
Series 2006-A07, Class 2A2
3.110%(cc)	01/25/37	429	404,608
Series 2007-A01, Class 1A1
2.769%(cc)	07/25/35	7	7,356
Series 2007-S03, Class 1A90
7.000%	08/25/37	155	109,295
Series 2021-INV04, Class A2, 144A
3.000%(cc)	01/25/52	4,435	4,540,105
Series 2021-INV08, Class A2, 144A
3.000%(cc)	05/25/52^	6,700	6,677,843
Series 2022-INV04, Class A2, 144A
3.000%	02/25/52^	3,800	3,876,198
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59	718	719,341
Series 2019-PR01, Class A1, 144A
3.858%	09/25/59	4,061	4,079,416

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-GS01, Class A1, 144A
2.882%	10/25/59		160	$160,525
Series 2020-SL01, Class A, 144A
2.734%	01/25/60		580	583,358
Lehman XS Trust,
Series 2007-12N, Class 2A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
0.282%(c)	07/25/37		859	830,443
Ludgate Funding PLC (United Kingdom),
Series 2007-01, Class A2B
0.000%(cc)	01/01/61	EUR	2,501	2,755,019
Mansard Mortgages PLC (United Kingdom),
Series 2007-02X, Class A1, 3 Month GBP LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.748%(c)	12/15/49	GBP	1,175	1,577,887
MASTR Adjustable Rate Mortgages Trust,
Series 2003-06, Class 2A1
1.753%(cc)	12/25/33		12	12,368
Merrill Lynch Mortgage Investors Trust,
Series 2003-A02, Class 1A1
1.816%(cc)	02/25/33		22	20,941
Series 2005-A08, Class M1, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
0.792%(c)	08/25/36		2,400	2,389,563
Morgan Stanley Mortgage Loan Trust,
Series 2006-08AR, Class 5A4
1.976%(cc)	06/25/36		33	34,979
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.600%)
1.399%(c)	09/15/22		9,430	9,412,334
Series 2021-09, 144A, 1 Month LIBOR + 1.300%
1.404%(c)	07/15/22^		4,900	4,900,000
New Residential Mortgage Loan Trust,
Series 2018-03A, Class A1, 144A
4.500%(cc)	05/25/58		197	210,171
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.853%(c)	01/25/48		265	264,968
Series 2019-RPL03, Class A1, 144A
2.750%(cc)	07/25/59		4,480	4,561,555
Series 2020-RPL01, Class A1, 144A
2.750%(cc)	11/25/59		1,660	1,687,379
Newgate Funding PLC (United Kingdom),
Series 2006-01, Class MB
0.000%(cc)	12/01/50	EUR	405	456,032
Series 2007-01X, Class A3, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.267%(c)	12/01/50	GBP	2,392	3,127,298
Series 2007-03X, Class A2B
0.000%(cc)	12/15/50	EUR	1,516	1,691,272
Series 2007-03X, Class A3, 3 Month GBP LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.098%(c)	12/15/50	GBP	776	1,039,626
Series 2007-03X, Class BA, 3 Month GBP LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.348%(c)	12/15/50	GBP	194	259,846

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.652%(c)	07/25/28		136	$136,325
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	07/25/29		46	45,888
Oaktown Re VII Ltd. (Bermuda),
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
2.950%(c)	04/25/34		600	595,020
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.752%(c)	06/25/57		81	80,625
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)
3.917%(c)	12/25/22		2,290	2,295,682
Radnor Re Ltd. (Bermuda),
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.552%(c)	01/25/30		200	196,723
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)
4.702%(c)	10/25/30		114	114,328
Reperforming Loan REMIC Trust,
Series 2004-R02, Class 1AF2, 144A, 1 Month LIBOR + 0.420% (Cap 8.500%, Floor 0.420%)
0.519%(c)	11/25/34		606	563,332
Series 2006-R01, Class AF1, 144A, 1 Month LIBOR + 0.340% (Cap 9.500%, Floor 0.340%)
0.442%(c)	01/25/36		751	739,606
Residential Accredit Loans Trust,
Series 2005-QS13, Class 2A3
5.750%	09/25/35		45	44,319
Series 2006-QO06, Class A1, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
0.462%(c)	06/25/46		473	143,429
Series 2006-QS06, Class 1A1
6.000%	06/25/36		444	437,640
Series 2007-QH08, Class A
1.010%(cc)	10/25/37		363	359,202
Series 2007-QO02, Class A1, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.252%(c)	02/25/47		1,250	603,011
Series 2007-QS03, Class A3
6.250%	02/25/37		1,733	1,686,743
Residential Asset Securitization Trust,
Series 2005-A04, Class A1, 1 Month LIBOR + 0.450% (Cap 5.500%, Floor 0.450%)
0.552%(c)	04/25/35		165	97,568
Residential Mortgage Securities PLC (United Kingdom),
Series 32A, Class A, 144A, SONIA + 1.250% (Cap N/A, Floor 0.000%)
1.298%(c)	06/20/70	GBP	3,716	5,069,745

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RESIMAC Bastille Trust (Australia),
Series 2018-01NCA, Class A1, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
0.954%(c)	12/05/59		140	$139,974
Series 2019-01NCA, Class A1, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.000%)
1.034%(c)	09/05/57		515	516,503
Resloc UK PLC (United Kingdom),
Series 2007-01X, Class A3B, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.258%(c)	12/15/43	GBP	1,056	1,379,428
Series 2007-01X, Class M1B, 3 Month GBP LIBOR + 0.220% (Cap N/A, Floor 0.000%)
0.318%(c)	12/15/43	GBP	511	661,989
RFMSI Trust,
Series 2005-SA04, Class 1A21
2.967%(cc)	09/25/35		147	106,128
Series 2006-SA01, Class 2A1
4.910%(cc)	02/25/36		26	22,710
Ripon Mortgages PLC (United Kingdom),
Series 01X, Class A2, 3 Month GBP LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.914%(c)	08/20/56	GBP	1,458	1,974,343
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS03X, Class A2A, 3 Month GBP LIBOR + 0.150% (Cap N/A, Floor 0.000%)
0.245%(c)	06/12/44	GBP	1,570	2,058,447
Sequoia Mortgage Trust,
Series 2007-03, Class 1A1, 1 Month LIBOR + 0.400% (Cap 11.500%, Floor 0.400%)
0.504%(c)	07/20/36		36	33,516
Stanlington No. 1 PLC (United Kingdom),
Series 2017-01, Class A, 3 Month GBP LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.095%(c)	06/12/46	GBP	911	1,233,367
Station Place Securitization Trust,
Series 2021-08, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.902%(c)	06/20/22		2,320	2,322,002
Stratton Mortgage Funding (United Kingdom),
Series 2021-02A, Class A, 144A, SONIA + 0.900% (Cap N/A, Floor 0.000%)
0.950%(c)	07/20/60	GBP	3,146	4,265,596
Stratton Mortgage Funding PLC (United Kingdom),
Series 2019-01, Class A, SONIA + 1.200% (Cap N/A, Floor 0.000%)
1.250%(c)	05/25/51	GBP	1,274	1,729,739
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A1
2.431%(cc)	02/25/34		37	37,376
Series 2004-18, Class 3A1
2.413%(cc)	12/25/34		1,235	1,241,869
Series 2005-01, Class 2A
2.449%(cc)	02/25/35		1,000	1,007,754
Series 2005-18, Class 6A1
2.789%(cc)	09/25/35		76	73,075

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust,
Series 2004-AR05, Class 1A1, 1 Month LIBOR + 0.660% (Cap 11.000%, Floor 0.660%)
0.764%(c)	10/19/34		3	$3,361
Series 2005-AR05, Class A2, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
0.604%(c)	07/19/35		41	39,444
Series 2006-AR03, Class 12A1, 1 Month LIBOR + 0.440% (Cap 10.500%, Floor 0.440%)
0.542%(c)	05/25/36		77	75,913
Series 2006-AR07, Class A1BG, 1 Month LIBOR + 0.120% (Cap 10.500%, Floor 0.120%)
0.222%(c)	08/25/36		1,434	1,358,114
Series 2007-AR04, Class A3, 1 Month LIBOR + 0.220% (Cap 11.500%, Floor 0.220%)
0.322%(c)	09/25/47		255	233,177
Structured Asset Securities Corp.,
Series 2006-RF01, Class 1A, 144A, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.280%)
0.382%(c)	01/25/36		391	368,449
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-RF04, Class 1A1, 144A, 1 Month LIBOR + 0.290% (Cap N/A, Floor 0.290%)
0.392%(c)	10/25/36		806	731,690
TBW Mortgage-Backed Trust,
Series 2006-04, Class A6
6.470%	09/25/36		284	16,523
Thornburg Mortgage Securities Trust,
Series 2007-03, Class 2A1, 12 Month LIBOR + 1.250% (Cap 10.500%, Floor 1.250%)
1.811%(c)	06/25/47		32	32,024
Towd Point Mortgage Funding (United Kingdom),
Series 2019-A13A, Class A1, 144A, SONIA + 0.900% (Cap N/A, Floor 0.000%)
0.950%(c)	07/20/45	GBP	6,053	8,208,950
Series 2019-V2A, Class A, 144A, SONIA + 1.200% (Cap N/A, Floor 0.000%)
1.250%(c)	02/20/54	GBP	1,221	1,658,424
Towd Point Mortgage Funding PLC (United Kingdom),
Series 2019-GR4A, Class A1, 144A, 3 Month GBP LIBOR + 1.025% (Cap N/A, Floor 0.000%)
1.236%(c)	10/20/51	GBP	3,388	4,617,872
UWM Mortgage Trust,
Series 2021-INV04, Class A3, 144A
2.500%(cc)	12/25/51		1,891	1,888,635
Wachovia Mortgage Loan Trust LLC Trust,
Series 2007-A, Class 3A1
2.593%(cc)	03/20/37		15	13,887
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2002-AR17, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap N/A, Floor 1.200%)
1.282%(c)	11/25/42		1	543
Series 2005-02, Class 1A3, 1 Month LIBOR + 0.450% (Cap 5.500%, Floor 0.450%)
0.552%(c)	04/25/35		350	284,413
Series 2005-AR10, Class 3A1
2.020%(cc)	08/25/35		1	963

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-AR14, Class 1A2
2.846%(cc)	12/25/35	1,761	$1,790,929
Series 2005-AR16, Class 1A3
2.644%(cc)	12/25/35	186	189,236
Series 2006-01, Class 2CB2
7.000%	02/25/36	997	957,568
Series 2006-AR02, Class 2A1
3.179%(cc)	03/25/36	105	107,186
Series 2006-AR05, Class 3A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.940% (Cap N/A, Floor 0.940%)
1.022%(c)	07/25/46	27	18,240
Series 2006-AR05, Class A12A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.980% (Cap N/A, Floor 0.980%)
1.062%(c)	06/25/46	20	19,993
Series 2006-AR07, Class 3A, Cost of Funds for the 11th District of San Francisco + 1.500% (Cap N/A, Floor 1.500%)
1.725%(c)	07/25/46	151	148,631
Series 2006-AR10, Class 1A2
2.864%(cc)	09/25/36	23	23,302
Series 2006-AR13, Class 2A, Cost of Funds for the 11th District of San Francisco + 1.500% (Cap N/A, Floor 1.500%)
1.725%(c)	10/25/46	11	10,858
Series 2006-AR14, Class 1A3
2.559%(cc)	11/25/36	1,653	1,648,709
Series 2006-AR15, Class 2A, Cost of Funds for the 11th District of San Francisco + 1.500% (Cap N/A, Floor 1.500%)
1.725%(c)	11/25/46	44	43,621
Series 2006-AR19, Class 1A1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.730% (Cap N/A, Floor 0.730%)
0.812%(c)	01/25/47	61	61,313
Series 2007-HY01, Class 3A3
3.051%(cc)	02/25/37	2,254	2,234,075
Series 2007-OA03, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.750% (Cap N/A, Floor 0.750%)
0.832%(c)	02/25/47	322	296,753
Series 2007-OA03, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.770% (Cap N/A, Floor 0.770%)
0.852%(c)	04/25/47	2,423	2,234,159
ZH Trust,
Series 2021-01, Class A, 144A
2.253%	02/18/27	270	268,206

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $199,062,631)			201,210,280

SOVEREIGN BONDS — 4.7%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes
4.400%	03/09/23	1,000	1,004,754
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes
3.125%	09/30/49	1,000	1,023,933
Sr. Unsec’d. Notes, 144A, MTN
3.875%	04/16/50	1,000	1,169,153
Sr. Unsec’d. Notes, EMTN
3.875%	04/16/50	4,600	5,378,103

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Argentina Bocon (Argentina),
Unsec’d. Notes, Series PR15, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 0.000%
34.191%(c)	10/04/22	ARS	2	$5
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.500%(cc)	07/09/30		6,930	2,427,171
2.500%(cc)	07/09/41		8,170	2,894,315
Australia Government Bond (Australia),
Bonds, Series 155
2.500%	05/21/30	AUD	1,700	1,322,098
Bonds, Series 163
1.000%	11/21/31	AUD	1,700	1,161,545
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	1,800	1,129,278
Sr. Unsec’d. Notes, Series 22CI
1.250%	02/21/22	AUD	2,650	2,313,791
Sr. Unsec’d. Notes, Series 25CI
3.000%	09/20/25	AUD	3,120	3,385,718
Sr. Unsec’d. Notes, Series 27CI
0.750%	11/21/27	AUD	7,800	6,747,626
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	400	595,472
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		465	463,837
Bonos del Tesoro Nacional en Pesos Badlar (Argentina), Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000%
36.237%(c)	04/03/22	ARS	9,899	48,143
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		766	798,690
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.500%	05/30/29		450	460,869
Canadian Government Bond (Canada),
Bonds
2.000%	12/01/51	CAD	800	680,448
Canadian Government Real Return Bond (Canada),
Bonds, Series CPI
4.250%	12/01/26	CAD	1,966	1,961,190
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.625%	02/26/44		1,800	1,744,186
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, Series I/L
0.100%	04/15/23(v)	EUR	901	1,062,261
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	01/27/25		5,000	5,405,458
5.950%	01/25/27		1,300	1,450,018
6.400%	06/05/49		2,000	2,104,738
Sr. Unsec’d. Notes, 144A
5.300%	01/21/41		200	197,649
5.875%	01/30/60		1,000	961,139
5.950%	01/25/27		100	111,540

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
6.000%	07/19/28		500	$558,952
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A
0.500%(cc)	07/31/40		748	435,461
1.000%(cc)	07/31/35		1,781	1,168,396
5.000%(cc)	07/31/30		416	344,218
6.608%(s)	07/31/30		223	125,564
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/16/26	EUR	275	302,747
Sr. Unsec’d. Notes, EMTN
5.625%	04/16/30	EUR	2,700	2,774,215
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27		2,000	2,082,765
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
6.375%	01/18/27		1,300	777,489
French Republic Government Bond OAT (France),
Bonds, 144A
0.500%	05/25/72(v)	EUR	800	704,255
0.750%	05/25/52(v)	EUR	9,500	10,339,075
Bonds, Series OATe
0.250%	07/25/24	EUR	9,059	11,096,092
Bonds, Series OATe, 144A
0.100%	03/01/26	EUR	6,219	7,779,790
Bonds, Series OATi, 144A
2.100%	07/25/23	EUR	3,974	4,853,025
Unsec’d. Notes, 144A
1.500%	05/25/50(v)	EUR	500	660,130
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes
7.625%	05/16/29		2,800	2,331,922
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
4.500%	05/03/26		200	210,522
4.875%	02/13/28		2,400	2,579,047
5.750%	06/06/22		4,000	4,065,692
6.125%	06/01/50		500	573,494
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	330	507,909
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.750%	06/05/35	EUR	800	949,477
Sr. Unsec’d. Notes, 144A
2.125%	09/22/31		1,200	1,181,183
3.125%	09/21/51		380	374,180
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.100%	03/12/33	EUR	340	373,451
1.450%	09/18/26	EUR	330	388,515
3.375%	07/30/25	EUR	1,625	2,034,200
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	875	1,157,199
4.750%	07/18/47		700	849,753
Israel Government Bond (Israel),
Bonds, Series 0122
5.500%	01/31/22	ILS	6,600	2,131,968

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bonds, Series 0327
2.000%	03/31/27	ILS	5,400	$1,864,970
Bonds, Series 0722
0.750%	07/31/22	ILS	1,000	323,001
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
3.875%	07/03/50		1,000	1,169,961
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes
1.450%	11/15/24	EUR	1,300	1,539,259
Sr. Unsec’d. Notes, 144A
1.850%	07/01/25	EUR	5,600	6,743,341
2.150%	03/01/72	EUR	1,000	1,083,566
Sr. Unsec’d. Notes, Series CPI, 144A
0.400%	05/15/30	EUR	15,156	18,749,874
2.350%	09/15/24	EUR	8,524	10,833,981
Sr. Unsec’d. Notes, Series ICPI, 144A
1.400%	05/26/25	EUR	21,311	26,354,999
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
4.875%	01/30/32	EUR	1,400	1,531,955
6.375%	03/03/28		400	434,044
Sr. Unsec’d. Notes, 144A
4.875%	01/30/32	EUR	1,500	1,641,381
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, 144A, MTN
6.500%	07/21/45		1,400	2,012,124
Sr. Unsec’d. Notes, EMTN
2.375%	11/09/28	EUR	1,500	1,863,413
Malaysia Government Bond (Malaysia),
Bonds, Series 0119
3.906%	07/15/26	MYR	4,000	990,784
Bonds, Series 0307
3.502%	05/31/27	MYR	2,300	559,547
Bonds, Series 0318
4.642%	11/07/33	MYR	9,000	2,318,868
Bonds, Series 0419
3.828%	07/05/34	MYR	4,500	1,073,137
Bonds, Series 0513
3.733%	06/15/28	MYR	21,600	5,283,176
Mexican Bonos (Mexico),
Bonds, Series M
7.750%	05/29/31	MXN	10,752	531,167
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.750%	04/19/71		400	358,840
4.280%	08/14/41		500	519,057
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110		4,700	5,416,188
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes
4.000%	12/15/50		1,600	1,454,003
New Zealand Government Bond (New Zealand),
Bonds, Series 0531
1.500%	05/15/31	NZD	1,300	829,477
New Zealand Government Inflation Linked Bond (New Zealand),
Bonds, Series 0925
2.000%	09/20/25	NZD	5,200	4,432,303

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bonds, Series 0935
2.500%	09/20/35	NZD	1,700	$1,629,409
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
5.625%	06/27/22		1,000	1,011,253
7.625%	11/21/25		2,000	2,126,114
7.875%	02/16/32		1,000	983,788
8.747%	01/21/31		1,000	1,047,516
Sr. Unsec’d. Notes, EMTN
6.500%	11/28/27		1,300	1,293,751
Northern Territory Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
2.000%	04/21/31	AUD	2,000	1,430,733
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
5.625%	01/17/28		5,500	5,829,235
6.250%	01/25/31		900	982,781
Sr. Unsec’d. Notes, 144A
7.000%	01/25/51		1,000	1,048,162
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	04/01/56		2,800	3,084,130
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
4.950%	04/28/31		1,400	1,571,085
5.400%	03/30/50		1,100	1,256,305
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
6.150%	08/12/32	PEN	7,300	1,839,880
Peruvian Government International Bond (Peru),
Bonds
8.200%	08/12/26	PEN	4,100	1,173,862
Sr. Unsec’d. Notes
2.780%	12/01/60		300	263,808
3.000%	01/15/34		3,100	3,092,506
5.940%	02/12/29	PEN	10,300	2,645,484
5.940%	02/12/29	PEN	4,900	1,258,531
Sr. Unsec’d. Notes, 144A
5.940%	02/12/29	PEN	27,100	6,960,447
6.150%	08/12/32	PEN	1,900	478,873
6.350%	08/12/28	PEN	3,900	1,028,640
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.700%	03/01/41(a)		1,300	1,421,500
9.500%	02/02/30(a)		1,000	1,553,986
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
3.375%	03/14/24		2,400	2,514,064
3.875%	04/23/23		700	727,985
4.400%	04/16/50		6,200	7,727,979
Republic of Azerbaijan International Bond (Azerbaijan),
Sr. Unsec’d. Notes
4.750%	03/18/24		4,000	4,232,603
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		200	204,462
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	3,340	5,636,689

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		3,725	$4,609,936
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
3.750%	07/24/26	EUR	1,000	1,235,660
4.850%	09/27/27		900	949,289
4.850%	09/30/29		200	206,451
5.750%	09/30/49		2,000	1,923,736
5.875%	09/16/25		4,900	5,409,230
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35	EUR	2,000	2,466,391
Sr. Unsec’d. Notes, EMTN
4.625%	04/03/49	EUR	1,000	1,285,767
Unsec’d. Notes, 144A
2.000%	04/14/33	EUR	100	103,739
2.625%	12/02/40	EUR	300	303,908
Unsec’d. Notes, 144A, MTN
1.375%	12/02/29	EUR	800	869,832
1.750%	07/13/30	EUR	800	850,098
2.875%	04/13/42	EUR	1,100	1,120,820
Unsec’d. Notes, EMTN
2.124%	07/16/31	EUR	3,000	3,252,473
Russian Federal Bond - OFZ (Russia),
Bonds, Series 6218
8.500%	09/17/31	RUB	70,400	951,148
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
2.650%	05/27/36	EUR	1,100	1,260,640
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
3.625%	03/04/28		2,500	2,721,751
4.000%	04/17/25		3,400	3,662,857
4.500%	10/26/46		8,000	9,400,871
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	102	112,392
3.125%	05/15/27	EUR	201	243,912
Sr. Unsec’d. Notes, 144A
1.650%	03/03/33	EUR	1,300	1,377,070
2.125%	12/01/30		1,070	1,003,429
3.125%	05/15/27	EUR	600	728,094
Sr. Unsec’d. Notes, 144A, MTN
1.000%	09/23/28	EUR	2,700	2,913,868
Singapore Government Bond (Singapore),
Bonds
1.875%	10/01/51	SGD	2,800	1,972,696
2.250%	08/01/36	SGD	500	385,919
2.750%	04/01/42	SGD	200	164,926
2.750%	03/01/46	SGD	100	83,160
2.875%	09/01/30	SGD	1,500	1,216,792
3.375%	09/01/33	SGD	1,900	1,629,265
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
0.850%	07/30/37(v)	EUR	3,500	3,889,317
1.250%	10/31/30(v)	EUR	2,000	2,439,789
1.450%	04/30/29(v)	EUR	2,000	2,479,659
1.450%	10/31/71	EUR	1,000	990,792

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
3.450%	07/30/66	EUR	3,400	$5,816,927
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, EMTN
5.250%	04/06/29	GBP	200	333,755
State of Israel (Israel),
Sr. Unsec’d. Notes
3.800%	05/13/60		2,200	2,554,239
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.625%	05/29/24		700	725,128
Sr. Unsec’d. Notes, 144A
0.750%	07/16/25		3,400	3,323,681
Treasury Corp. of Victoria (Australia),
Local Gov’t. Gtd. Notes
4.250%	12/20/32	AUD	1,500	1,323,642
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.750%	01/26/26(a)		1,300	1,194,314
5.750%	05/11/47		3,000	2,427,582
6.000%	01/14/41		2,300	1,912,290
7.250%	12/23/23(a)		3,000	3,030,869
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
4.375%	01/27/30	EUR	1,000	914,664
7.375%	09/25/32		1,600	1,429,032
7.750%	09/01/22		3,015	2,987,668
7.750%	09/01/23		6,100	5,964,350
8.994%	02/01/24		200	199,493
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30	EUR	1,020	932,958
7.750%	09/01/22		855	847,249
8.994%	02/01/24		200	199,493
9.750%	11/01/28		200	202,412
United Kingdom Gilt (United Kingdom),
Bonds
0.625%	10/22/50	GBP	2,800	3,331,452
1.750%	01/22/49	GBP	1,200	1,852,467
Unsec’d. Notes
1.500%	07/31/53	GBP	1,000	1,495,439
United Kingdom Inflation-Linked Gilt (United Kingdom),
Bonds, Series 3MO
0.125%	03/22/24	GBP	5,790	8,577,689
1.250%	11/22/27	GBP	3,745	6,551,395
1.875%	11/22/22	GBP	2,123	3,060,052
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55(a)		400	525,001
5.100%	06/18/50(a)		1,900	2,518,832
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
8.250%	10/13/24(d)		800	70,754

TOTAL SOVEREIGN BONDS (cost $408,421,805)				406,200,295

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.9%
Federal Home Loan Mortgage Corp.
2.500%	02/01/51		800	821,570
6.250%	07/15/32		820	1,180,276

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
6.750%	03/15/31	600	$860,136
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.625% (Cap 10.125%, Floor 1.625%)
2.000%(c)	03/01/35	3	3,432
Federal National Mortgage Assoc.
2.500%	TBA	6,000	6,121,435
3.000%	TBA	3,000	3,103,319
3.000%	10/01/49	2,004	2,122,886
3.000%	05/01/51	1,280	1,341,458
3.500%	TBA	22,900	24,039,402
3.500%	10/01/34	289	305,000
3.500%	05/01/49	355	381,539
3.500%	02/01/50	612	649,901
3.500%	01/01/59	1,405	1,520,379
4.000%	TBA	112,400	119,490,560
6.250%	05/15/29	555	737,287
6.625%	11/15/30	515	726,622
7.125%	01/15/30	765	1,084,338
Federal National Mortgage Assoc., Federal Reserve US 12 Month
Cumulative Avg 1 Year CMT + 1.200% (Cap 10.516%, Floor 1.200%)
1.284%(c)	11/01/42	16	15,974
Federal National Mortgage Assoc., Federal Reserve US 12 Month
Cumulative Avg 1 Year CMT + 1.200% (Cap 8.483%, Floor 1.200%)
1.284%(c)	03/01/44	16	16,491
Government National Mortgage Assoc.
4.000%	02/20/49	323	341,229

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $164,622,706)			164,863,234

U.S. TREASURY OBLIGATIONS — 13.6%
U.S. Treasury Bonds
1.375%	11/15/40(h)	3,100	2,822,937
1.625%	11/15/50(h)	1,900	1,771,453
1.875%	02/15/41	7,900	7,814,828
2.000%	08/15/51	1	1,021
2.250%	05/15/41(h)(k)	33,215	34,865,370
2.500%	05/15/46	295	326,252
3.000%	11/15/44	222	265,217
3.125%	02/15/43	690	831,989
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/22	8,623	8,746,997
0.125%	07/15/22	15,410	15,786,836
0.125%	01/15/23(h)	7,999	8,259,602
0.125%	07/15/24	35,295	37,627,743
0.125%	10/15/24	17,572	18,770,581
0.125%	04/15/25	38,335	41,024,481
0.125%	10/15/25(k)	1,812	1,955,123
0.125%	04/15/26	16,495	17,809,964
0.125%	07/15/26	23,591	25,633,265
0.125%	10/15/26(k)	38,969	42,413,524
0.125%	01/15/30	8,009	8,890,233
0.125%	07/15/30	18,555	20,745,007
0.125%	01/15/31	16,565	18,530,588
0.125%	07/15/31	87,790	98,593,726
0.125%	02/15/51	8,393	9,927,052
0.250%	01/15/25	7,941	8,507,621
0.250%	07/15/29(h)	19,031	21,321,821
0.250%	02/15/50(h)	6,304	7,615,771

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
0.375%	07/15/23	34,067	$35,818,924
0.375%	07/15/25(h)(k)	28,608	31,088,354
0.375%	01/15/27	25,797	28,398,464
0.375%	07/15/27	39,190	43,520,126
0.500%	04/15/24(h)	32,023	34,145,227
0.500%	01/15/28(k)	40,711	45,570,715
0.625%	04/15/23(k)	16,937	17,701,640
0.625%	01/15/24	41,015	43,662,077
0.625%	01/15/26	14,318	15,732,896
0.625%	02/15/43	14,051	17,425,154
0.750%	07/15/28	27,261	31,232,024
0.750%	02/15/42	16,096	20,289,787
0.750%	02/15/45	16,280	20,902,802
0.875%	01/15/29	30,304	35,054,282
0.875%	02/15/47	4,010	5,404,324
1.000%	02/15/46	17,043	23,216,703
1.375%	02/15/44	18,217	25,935,879
2.000%	01/15/26	6,366	7,365,647
2.125%	02/15/40	9,303	14,220,920
2.125%	02/15/41	17,442	26,942,362
2.500%	01/15/29(h)(k)	14,043	17,944,974
3.375%	04/15/32(h)	947	1,407,397
3.875%	04/15/29(h)(k)	8,059	11,220,362
U.S. Treasury Notes
0.750%	01/31/28	45,000	43,333,595
1.125%	02/28/27	104,000	103,220,000
U.S. Treasury Strips Coupon
1.185%(s)	08/15/40	3,795	2,590,384
2.049%(s)	02/15/39	505	359,536
2.056%(s)	11/15/38	525	376,380
2.131%(s)	11/15/28	60	54,138
2.387%(s)	05/15/43	1,995	1,275,709
2.392%(s)	11/15/43	972	615,967
2.419%(s)	05/15/44	3,460	2,173,583
2.421%(s)	11/15/40	375	254,766

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,154,751,612)			1,169,314,100

TOTAL LONG-TERM INVESTMENTS (cost $6,572,071,077)			7,880,882,494

		Shares
SHORT-TERM INVESTMENTS — 20.3%
AFFILIATED MUTUAL FUNDS — 18.3%
PGIM Core Ultra Short Bond Fund(wd)1,212,553,474			1,212,553,474
PGIM Institutional Money Market Fund (cost $359,916,125; includes $359,894,777 of cash collateral for securities on loan)(b)(wd)		360,168,243	359,916,125

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,572,469,599)			1,572,469,599

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FOREIGN TREASURY OBLIGATIONS(n) — 0.1%
Bank of Israel Bills - Makam, Series 0212
(0.037)%	02/02/22	ILS	17,700	$5,693,241
Bank of Israel Bills - Makam, Series 0412
0.011%	04/06/22	ILS	1,500	482,430
Bank of Israel Bills - Makam, Series 0622
0.006%	06/08/22	ILS	5,300	1,704,585
Bank of Israel Bills - Makam, Series 0812
(0.005)%	08/03/22	ILS	2,900	932,604
Bank of Israel Bills - Makam, Series 1112
0.000%	11/02/22	ILS	2,900	932,511

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $9,360,776)				9,745,371

REPURCHASE AGREEMENT — 0.2%
Goldman Sachs & Co. LLC 0.030%, dated 12/31/21, due 01/03/22 in the amount of $15,500,039, collateralized by a U.S. Government Agency Obligation (coupon rate 2.500%, maturity date 11/01/51) with the aggregate value, including accrued interest, of $16,089,587) (cost $15,500,000)			15,500	15,500,000

Interest Rate	Maturity Date

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 0.1%
Federal Home Loan Bank
0.030%	01/07/22		2,100	2,099,983
0.038%	01/21/22		9,000	8,999,125

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $11,099,800)				11,099,108

U.S. TREASURY OBLIGATIONS(n) — 0.7%
U.S. Treasury Bills
0.036%	01/25/22(h)		356	355,994
0.040%	01/11/22(k)		1,046	1,045,999
0.043%	02/17/22(h)		75	74,997
0.044%	03/17/22(k)		59,700	59,693,311
0.053%	04/14/22(h)(k)		1,818	1,817,653
0.055%	03/24/22(h)		386	385,952

TOTAL U.S. TREASURY OBLIGATIONS (cost $63,375,203)				63,373,906

OPTIONS PURCHASED*~ — 0.9% (cost $69,582,695)				74,921,595

TOTAL SHORT-TERM INVESTMENTS (cost $1,741,388,073)				1,747,109,579

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—111.8% (cost $8,313,459,150)				9,627,992,073

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Value
OPTIONS WRITTEN*~ — (0.0)% (premiums received $3,231,269)	$(4,772,382)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—111.8% (cost $8,310,227,881)	9,623,219,691
Liabilities in excess of other assets(z) — (11.8)%	(1,013,534,239)

NET ASSETS — 100.0%	$8,609,685,452

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $17,896,214 and 0.2% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $352,544,838; cash collateral of $ 359,894,777 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $465,596. The aggregate value of $370,908 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(oo)	Perpetual security. Maturity date represents next call date.

(r)	Principal or notional amount is less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.

(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts

Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	2.500%	TBA	01/13/22	(6,700)	$(6,835,603)
Federal Home Loan Mortgage Corp.	2.500%	TBA	02/14/22	(3,800)	(3,867,261)
Federal National Mortgage Assoc.	2.000%	TBA	01/13/22	(3,400)	(3,389,524)
Federal National Mortgage Assoc.	2.000%	TBA	02/14/22	(76,400)	(75,994,494)
Federal National Mortgage Assoc.	2.000%	TBA	02/17/22	(12,100)	(12,368,708)
Federal National Mortgage Assoc.	2.500%	TBA	02/14/22	(23,600)	(24,017,723)
Federal National Mortgage Assoc.	3.000%	TBA	02/14/22	(14,500)	(14,999,377)
Federal National Mortgage Assoc.	3.500%	TBA	01/18/22	(800)	(842,040)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $142,385,887)					$(142,314,730)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2 Year U.S. Treasury Notes Futures	Call	01/21/22	$110.25	313		626	$—
2 Year U.S. Treasury Notes Futures	Call	01/21/22	$111.25	200		400	—
2 Year Euro Schatz	Call	02/18/22	113.50	392	EUR	392	2,231
2 Year Euro Schatz	Call	02/18/22	113.70	1,391	EUR	1,391	7,918
5 Year Euro-Bobl	Call	02/18/22	141.00	230	EUR	230	1,309
5 Year Euro-Bobl	Call	02/18/22	142.00	60	EUR	60	342
MSCI EAFE ETF Index (FLEX)	Call	01/07/27	$78.00	18,100		1,810	21,177,110
Russell 2000 Index (FLEX)	Call	01/07/27	$2,175.00	80		8	3,888,364
S&P 500 Index (FLEX)	Call	01/07/27	$4,700.00	240		24	22,462,519
S&P 500 Index (FLEX)	Call	11/30/27	$4,650.00	240		24	25,201,337
5 Year U.S. Treasury Notes Futures	Put	02/18/22	$115.00	468		468	3,656
10 Year U.S. Treasury Notes Futures	Put	02/18/22	$115.50	266		266	—
10 Year Euro-Bund Futures	Put	02/18/22	141.00	55	EUR	55	626

Total Exchange Traded (cost $67,699,196)							$72,745,412

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
France Government OAT Bond	Put	BNP Paribas S.A.	05/23/25	97.00	—	EUR 1,600	$216,233

(cost $121,129)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year 30 FVA Swaption, 06/16/23(fv)	Call/Put	Bank of America, N.A.	06/16/23	0.00	30 Year LIBOR(T)	30 Year LIBOR(T)	29	$(83)
1-Year 30 FVA Swaption, 06/16/23(fv)	Call/Put	Morgan Stanley Capital Services LLC	06/16/23	0.00	30 Year LIBOR(T)	30 Year LIBOR(T)	44	(150)
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	01/19/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	14,410	—
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	01/19/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,570	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	01/19/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,560	—
CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,570	—
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	15,370	—
CDX.NA.IG.37.V1, 12/20/26	Call	Deutsche Bank AG	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,560	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,960	—

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		16,040	$—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		16,210	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		8,010	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		22,100	—
CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	03/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		16,960	2
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	03/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		16,960	2
10-Year Interest Rate Swap, 01/27/32	Put	Citibank, N.A.	01/25/22	0.40%	6 Month EURIBOR(S)	0.40%(A)	EUR	10,900	32,453
10-Year Interest Rate Swap, 01/27/32	Put	Goldman Sachs Bank USA	01/25/22	0.40%	6 Month EURIBOR(S)	0.40%(A)	EUR	12,000	35,728
30-Year Interest Rate Swap, 11/04/52	Put	Morgan Stanley Capital Services LLC	11/02/22	0.19%	6 Month EURIBOR(S)	0.19%(A)	EUR	2,400	341,314
30-Year Interest Rate Swap, 11/04/52	Put	BNP Paribas S.A.	11/02/22	0.20%	6 Month EURIBOR(S)	0.20%(A)	EUR	2,500	352,685
30-Year Interest Rate Swap, 11/08/52	Put	Barclays Bank PLC	11/04/22	0.20%	6 Month EURIBOR(S)	0.20%(A)	EUR	1,610	226,793
30-Year Interest Rate Swap, 11/08/52	Put	BNP Paribas S.A.	11/04/22	0.20%	6 Month EURIBOR(S)	0.20%(A)	EUR	3,190	449,361

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
30-Year Interest Rate Swap, 11/21/53	Put	Deutsche Bank AG	11/17/23	2.24%	3 Month LIBOR(Q)	2.24%(S)	7,600	$358,294
CDX.NA.HY.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	$100.50	CDX.NA.HY.37.V1(Q)	5.00%(Q)	2,440	2,163
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	01/19/22	0.55%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	14,410	4,948
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	0.55%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	16,560	5,687
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	01/19/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	16,570	4,027
CDX.NA.IG.37.V1, 12/20/26	Put	Deutsche Bank AG	02/16/22	0.55%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	16,560	15,507
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.55%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	16,960	15,881
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	16,570	12,736
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	15,370	11,813
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	16,040	12,328
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	16,210	12,459
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	8,010	6,156
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	22,100	16,986
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	16,960	21,430

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	03/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	16,960	$21,430

Total OTC Swaptions (cost $1,762,370)								$1,959,950

Total Options Purchased (cost $69,582,695)								$74,921,595

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Brent Crude Oil Futures	Put	02/23/22	$55.00	12	12	$(4,800)
Brent Crude Oil Futures	Put	04/26/22	$55.00	12	12	(15,120)
WTI Crude Oil Futures	Put	03/17/22	$55.00	12	12	(9,840)

Total Exchange Traded (premiums received $168,677)						$(29,760)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Bloomberg Commodity Index	Call	Goldman Sachs International	01/14/22	$90.00	—		11	$(97,665)
Bloomberg Commodity Index	Call	JPMorgan Chase Bank, N.A.	01/18/22	$90.00	—		5	(49,948)
Bloomberg Commodity Index	Call	Morgan Stanley Capital Services LLC	03/02/22	$93.94	—		5	(32,529)
Bloomberg Commodity Index	Call	UBS AG Stamford	03/02/22	$102.60	—		4	(8,312)
Currency Option USD vs CAD	Call	Goldman Sachs Bank USA	02/11/22	1.27	—		4,619	(40,383)
FNMA TBA 2.00%	Call	JPMorgan Chase Bank, N.A.	01/06/22	$100.08	—		400	(485)
FNMA TBA 2.00%	Call	JPMorgan Chase Bank, N.A.	01/06/22	$100.73	—		400	(56)
FNMA TBA 2.00%	Call	JPMorgan Chase Bank, N.A.	02/07/22	$100.11	—		400	(1,378)
FNMA TBA 2.00%	Call	JPMorgan Chase Bank, N.A.	02/07/22	$100.14	—		400	(1,331)
FNMA TBA 2.00%	Call	JPMorgan Chase Bank, N.A.	02/07/22	$100.97	—		400	(456)
FNMA TBA 2.00%	Call	JPMorgan Chase Bank, N.A.	03/07/22	$100.35	—		500	(2,397)
FNMA TBA 2.00%	Call	JPMorgan Chase Bank, N.A.	03/07/22	$100.35	—		300	(1,438)
FNMA TBA 2.00%	Call	JPMorgan Chase Bank, N.A.	03/07/22	$100.48	—		900	(3,844)
FNMA TBA 2.00%	Call	JPMorgan Chase Bank, N.A.	03/07/22	$100.48	—		300	(1,281)
FNMA TBA 2.50%	Call	JPMorgan Chase Bank, N.A.	01/06/22	$103.33	—		400	(5)
FNMA TBA 3.00%	Call	JPMorgan Chase Bank, N.A.	03/07/22	$103.75	—		800	(1,766)
FNMA TBA 3.00%	Call	JPMorgan Chase Bank, N.A.	03/07/22	$103.75	—		400	(883)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPMorgan Chase Bank, N.A.	05/16/24	4.00%	—		600	(1)
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP	Call	Goldman Sachs Bank USA	06/22/35	3.00%	—	EUR	2,000	(8,759)
Bloomberg Commodity Index	Put	BNP Paribas S.A.	02/18/22	$97.00	—		71	(128,268)
FNMA TBA 2.00%	Put	JPMorgan Chase Bank, N.A.	02/07/22	$98.97	—		400	(1,522)
FNMA TBA 2.50%	Put	JPMorgan Chase Bank, N.A.	01/06/22	$102.33	—		400	(1,352)
FNMA TBA 3.00%	Put	JPMorgan Chase Bank, N.A.	01/06/22	$104.06	—		500	(2,022)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Morgan Stanley Capital Services LLC	10/07/22	0.00%	—	18,250	$(6)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Morgan Stanley Capital Services LLC	10/08/22	0.00%	—	9,500	(3)

Total OTC Traded (premiums received $385,400)							$(386,090)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
1-Year Interest Rate Swap, 02/07/23	Call	Barclays Bank PLC	02/07/22	0.01%	1 Day SONIA(A)	0.01%(A)	GBP	9,100	$(1)
1-Year Interest Rate Swap, 02/07/23	Call	Goldman Sachs Bank USA	02/07/22	0.01%	1 Day SONIA(A)	0.01%(A)	GBP	9,200	(1)
1-Year Interest Rate Swap, 02/07/23	Call	NatWest Markets PLC	02/07/22	0.01%	1 Day SONIA(A)	0.01%(A)	GBP	47,800	(5)
1-Year Interest Rate Swap, 11/14/23	Call	Goldman Sachs Bank USA	11/02/22	0.87%	3 Month LIBOR(Q)	0.87%(S)		77,800	(82,298)
1-Year Interest Rate Swap, 11/21/23	Call	Goldman Sachs Bank USA	11/17/22	(0.53)%	3 Month EURIBOR(Q)	(0.53)%(A)	EUR	53,800	(9,838)
1-Year Interest Rate Swap, 12/16/25	Call	JPMorgan Chase Bank, N.A.	12/16/24	0.82%	1 Day SONIA(A)	0.82%(A)	GBP	7,200	12,660
5-Year Interest Rate Swap, 01/12/27	Call	Morgan Stanley Capital Services LLC	01/10/22	1.27%	3 Month LIBOR(Q)	1.27%(S)		9,900	(6,542)
5-Year Interest Rate Swap, 01/20/27	Call	Morgan Stanley Capital Services LLC	01/18/22	1.12%	3 Month LIBOR(Q)	1.12%(S)		9,300	(1,601)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
5-Year Interest Rate Swap, 02/14/27	Call	BNP Paribas S.A.	02/10/22	(0.10)%	6 Month EURIBOR(S)	(0.10)%(A)	EUR	9,300	$(9,785)
7-Year Interest Rate Swap, 01/12/29	Call	Deutsche Bank AG	01/10/22	1.35%	3 Month LIBOR(Q)	1.35%(S)		5,700	(3,472)
7-Year Interest Rate Swap, 01/12/29	Call	BNP Paribas S.A.	01/10/22	1.38%	3 Month LIBOR(Q)	1.38%(S)		4,500	(4,425)
7-Year Interest Rate Swap, 01/20/29	Call	Morgan Stanley Capital Services LLC	01/18/22	1.33%	3 Month LIBOR(Q)	1.33%(S)		9,300	(10,054)
10-Year Interest Rate Swap, 01/12/32	Call	Goldman Sachs Bank USA	01/10/22	1.44%	3 Month LIBOR(Q)	1.44%(S)		3,700	(2,473)
10-Year Interest Rate Swap, 01/18/32	Call	Goldman Sachs International	01/17/22	1.77%	6 Month BBSW(S)	1.77%(S)	AUD	1,200	(740)
10-Year Interest Rate Swap, 01/24/32	Call	Bank of America, N.A.	01/20/22	1.36%	3 Month LIBOR(Q)	1.36&(S)		2,200	(1,594)
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	01/19/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)		14,410	(12,727)
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	01/19/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)		16,570	(14,634)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	01/19/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)		16,560	(14,625)
CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	02/16/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)		16,570	(19,500)
CDX.NA.IG.37.V1, 12/20/26	Call	Deutsche Bank AG	02/16/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)		16,560	(19,488)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.50%	CDX.NA.IG.37.V1(Q)	1.00%(Q)		16,960	(19,959)
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)		15,370	(31,196)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)		16,040	$(32,556)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)		16,210	(32,901)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)		8,010	(16,258)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)		22,100	(44,855)
CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	03/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)		16,960	(37,015)
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	03/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)		16,960	(37,015)
1-Year Interest Rate Swap, 02/07/23	Put	Barclays Bank PLC	02/07/22	0.01%	0.01%(A)	1 Day SONIA(A)	GBP	9,100	(103,395)
1-Year Interest Rate Swap, 02/07/23	Put	Goldman Sachs Bank USA	02/07/22	0.01%	0.01%(A)	1 Day SONIA(A)	GBP	9,200	(104,531)
1-Year Interest Rate Swap, 02/07/23	Put	NatWest Markets PLC	02/07/22	0.01%	0.01%(A)	1 Day SONIA(A)	GBP	47,800	(543,108)
1-Year Interest Rate Swap, 11/14/23	Put	Goldman Sachs Bank USA	11/02/22	1.27%	1.27%(S)	3 Month LIBOR(Q)		77,800	(194,768)
5-Year Interest Rate Swap, 01/12/27	Put	Morgan Stanley Capital Services LLC	01/10/22	1.57%	1.57%(S)	3 Month LIBOR(Q)		9,900	(1,915)
5-Year Interest Rate Swap, 01/20/27	Put	Morgan Stanley Capital Services LLC	01/18/22	1.42%	1.42%(S)	3 Month LIBOR(Q)		9,300	(22,425)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
5-Year Interest Rate Swap, 11/21/28	Put	Deutsche Bank AG	11/17/23	2.34%	2.34%(S)	3 Month LIBOR(Q)		37,400	$(369,905)
7-Year Interest Rate Swap, 01/12/29	Put	Deutsche Bank AG	01/10/22	1.65%	1.65%(S)	3 Month LIBOR(Q)		5,700	(2,235)
7-Year Interest Rate Swap, 01/12/29	Put	BNP Paribas S.A.	01/10/22	1.68%	1.68%(S)	3 Month LIBOR(Q)		4,500	(1,094)
7-Year Interest Rate Swap, 01/20/29	Put	Morgan Stanley Capital Services LLC	01/18/22	1.63%	1.63%(S)	3 Month LIBOR(Q)		9,300	(11,743)
10-Year Interest Rate Swap, 01/12/32	Put	Goldman Sachs Bank USA	01/10/22	1.74%	1.74%(S)	3 Month LIBOR(Q)		3,700	(2,466)
10-Year Interest Rate Swap, 01/18/32	Put	Goldman Sachs International	01/17/22	2.12%	2.12%(S)	6 Month BBSW(S)	AUD	1,200	(2,356)
10-Year Interest Rate Swap, 01/24/32	Put	Bank of America, N.A.	01/20/22	1.66%	1.66%(S)	3 Month LIBOR(Q)		2,200	(8,693)
10-Year Interest Rate Swap, 11/04/32	Put	BNP Paribas S.A.	11/02/22	0.00%	0.00%(A)	6 Month EURIBOR(S)	EUR	7,500	(415,472)
10-Year Interest Rate Swap, 11/04/32	Put	Morgan Stanley Capital Services LLC	11/02/22	0.00%	0.00%(A)	6 Month EURIBOR(S)	EUR	7,200	(398,853)
10-Year Interest Rate Swap, 11/08/32	Put	Barclays Bank PLC	11/04/22	0.00%	0.00%(A)	6 Month EURIBOR(S)	EUR	4,810	(267,331)
10-Year Interest Rate Swap, 11/08/32	Put	BNP Paribas S.A.	11/04/22	0.00%	0.00%(A)	6 Month EURIBOR(S)	EUR	9,590	(532,995)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
25-Year Interest Rate Swap, 05/27/50	Put	BNP Paribas S.A.	05/23/25	0.45%	0.45%(A)	6 Month EURIBOR(S)	EUR	1,600	$(222,206)
30-Year Interest Rate Swap, 01/27/52	Put	Goldman Sachs Bank USA	01/25/22	2.32%	2.32%(S)	3 Month LIBOR(Q)		3,800	(221)
CDX.NA.HY.36.V1, 06/20/26	Put	Deutsche Bank AG	01/19/22	$102.00	5.00%(Q)	CDX.NA.HY.36.V1(Q)		500	(135)
CDX.NA.HY.36.V1, 06/20/26	Put	Goldman Sachs International	01/19/22	$102.00	5.00%(Q)	CDX.NA.HY.36.V1(Q)		700	(188)
CDX.NA.HY.36.V1, 06/20/26	Put	Goldman Sachs International	01/19/22	$102.00	5.00%(Q)	CDX.NA.HY.36.V1(Q)		300	(81)
CDX.NA.HY.37.V1, 12/20/26	Put	Bank of America, N.A.	01/19/22	$101.00	5.00%(Q)	CDX.NA.HY.37.V1(Q)		800	(238)
CDX.NA.HY.37.V1, 12/20/26	Put	Deutsche Bank AG	01/19/22	$101.00	5.00%(Q)	CDX.NA.HY.37.V1(Q)		700	(208)
CDX.NA.HY.37.V1, 12/20/26	Put	Deutsche Bank AG	03/16/22	$96.00	5.00%(Q)	CDX.NA.HY.37.V1(Q)		200	(176)
CDX.NA.HY.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	04/20/22	$103.50	5.00%(Q)	CDX.NA.HY.37.V1(Q)		2,440	(14,408)
CDX.NA.IG.36.V1, 06/20/26	Put	Goldman Sachs International	01/19/22	0.73%	1.00%(Q)	CDX.NA.IG.36.V1(Q)		700	(21)
CDX.NA.IG.36.V1, 06/20/26	Put	Goldman Sachs International	01/19/22	0.73%	1.00%(Q)	CDX.NA.IG.36.V1(Q)		1,700	(50)
CDX.NA.IG.36.V1, 06/20/26	Put	Goldman Sachs International	01/19/22	0.75%	1.00%(Q)	CDX.NA.IG.36.V1(Q)		2,700	(60)
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	01/19/22	0.70%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		14,410	(1,225)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	0.70%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		16,560	(1,407)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	01/19/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		16,570	(1,099)
CDX.NA.IG.37.V1, 12/20/26	Put	Deutsche Bank AG	01/19/22	0.80%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		2,100	(84)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley Capital Services LLC	01/19/22	0.80%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		3,800	(153)
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	01/19/22	0.85%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		3,200	(79)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	01/19/22	0.85%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	4,400	$(108)
CDX.NA.IG.37.V1, 12/20/26	Put	Citibank, N.A.	01/19/22	0.85%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	2,200	(54)
CDX.NA.IG.37.V1, 12/20/26	Put	Citibank, N.A.	01/19/22	0.85%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,500	(37)
CDX.NA.IG.37.V1, 12/20/26	Put	Deutsche Bank AG	02/16/22	0.70%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,560	(5,740)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.70%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,960	(5,879)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.73%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,210	(4,896)
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,570	(4,428)
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	15,370	(4,108)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,040	(4,287)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	8,010	(2,141)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	22,100	(5,906)
CDX.NA.IG.37.V1, 12/20/26	Put	Bank of America,N.A.	02/16/22	0.80%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	3,500	(738)
CDX.NA.IG.37.V1, 12/20/26	Put	Bank of America, N.A.	02/16/22	0.80%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	2,800	(591)
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.78%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,960	(8,532)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	03/16/22	0.78%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,960	(8,532)
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,400	(449)
CDX.NA.IG.37.V1, 12/20/26	Put	Deutsche Bank AG	03/16/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,300	(417)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	03/16/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,200	(385)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	03/16/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,100	$(353)
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.95%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,300	(352)
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.95%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	800	(217)
CDX.NA.IG.37.V1, 12/20/26	Put	JPMorgan Chase Bank,N.A.	03/16/22	0.95%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	800	(217)
CDX.NA.IG.37.V1, 12/20/26	Put	JPMorgan Chase Bank,N.A.	03/16/22	0.95%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	600	(163)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	03/16/22	1.00%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,200	(280)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	03/16/22	1.00%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,300	(304)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley Capital Services LLC	03/16/22	1.00%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	900	(210)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley Capital Services LLC	03/16/22	1.00%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	500	(117)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	04/20/22	0.85%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,200	(846)
CDX.NA.IG.37.V1, 12/20/26	Put	Bank of America, N.A.	04/20/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	2,700	(1,657)
CDX.NA.IG.37.V1, 12/20/26	Put	Bank of America, N.A.	04/20/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,500	(921)
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	04/20/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	3,700	(2,271)
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	04/20/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	900	(552)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	04/20/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,100	(675)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	04/20/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,300	(798)
CDX.NA.IG.37.V1, 12/20/26	Put	JPMorgan Chase Bank, N.A.	04/20/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,600	(982)
CDX.NA.IG.37.V1, 12/20/26	Put	JPMorgan Chase Bank, N.A.	04/20/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,300	(798)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley Capital Services LLC	04/20/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	1,200	(736)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley Capital Services LLC	04/20/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		1,200	$(736)
CDX.NA.IG.37.V1, 12/20/26	Put	JPMorgan Chase Bank, N.A.	04/20/22	0.95%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		800	(430)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley Capital Services LLC	04/20/22	0.95%	1.00%(Q)	CDX.NA.IG.37.V1(Q)		700	(377)
GS_21-PJ2A^	Put	Goldman Sachs International	11/15/24	0.50%	0.50%(M)	GS_21-PJ2A(M)		5,330	(298)
GS_21-PJA^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)		10,270	(496)
iTraxx.EU.36.V1, 12/20/26	Put	Barclays Bank PLC	01/19/22	0.75%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	1,800	(148)
iTraxx.EU.36.V1, 12/20/26	Put	Barclays Bank PLC	01/19/22	0.75%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	1,000	(83)
iTraxx.EU.36.V1, 12/20/26	Put	Bank of America, N.A.	01/19/22	0.80%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	500	(50,271)
iTraxx.EU.36.V1, 12/20/26	Put	Bank of America, N.A.	01/19/22	0.80%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	2,400	(241,299)
iTraxx.EU.36.V1, 12/20/26	Put	Barclays Bank PLC	01/19/22	0.80%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	400	(40,217)
iTraxx.EU.36.V1, 12/20/26	Put	Barclays Bank PLC	01/19/22	0.80%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	2,400	(241,299)
iTraxx.EU.36.V1, 12/20/26	Put	Citibank, N.A.	02/16/22	0.80%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	100	(23)
iTraxx.EU.36.V1, 12/20/26	Put	Citibank, N.A.	02/16/22	0.80%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	2,100	(481)
iTraxx.EU.36.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.80%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	2,300	(1,068)
iTraxx.EU.36.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.80%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	4,400	(2,043)
iTraxx.EU.36.V1, 12/20/26	Put	Bank of America, N.A.	03/16/22	0.90%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	1,300	(444)
iTraxx.EU.36.V1, 12/20/26	Put	Bank of America, N.A.	03/16/22	0.90%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	900	(307)
iTraxx.EU.36.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.90%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	1,000	(341)
iTraxx.EU.36.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.90%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	2,800	(956)
iTraxx.EU.36.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.90%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	700	(239)
iTraxx.EU.36.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.90%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	5,800	(1,981)
iTraxx.EU.36.V1, 12/20/26	Put	JPMorgan Chase Bank, N.A.	03/16/22	0.90%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	3,800	(1,298)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.EU.36.V1, 12/20/26	Put	JPMorgan Chase Bank, N.A.	03/16/22	0.90%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	1,900	$(649)
iTraxx.EU.36.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.95%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	1,000	(297)
iTraxx.EU.36.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.95%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	2,000	(595)
iTraxx.EU.36.V1, 12/20/26	Put	Bank of America, N.A.	04/20/22	0.85%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	900	(641)
iTraxx.EU.36.V1, 12/20/26	Put	Bank of America, N.A.	04/20/22	0.85%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	1,100	(784)
iTraxx.EU.36.V1, 12/20/26	Put	Morgan Stanley Capital Services LLC	04/20/22	0.85%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	700	(499)
iTraxx.EU.36.V1, 12/20/26	Put	Morgan Stanley Capital Services LLC	04/20/22	0.85%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	1,200	(855)
iTraxx.EU.36.V1, 12/20/26	Put	Morgan Stanley Capital Services LLC	04/20/22	0.90%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	1,900	(1,184)
iTraxx.EU.36.V1, 12/20/26	Put	Morgan Stanley Capital Services LLC	04/20/22	0.90%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR	900	(561)
iTraxx.XO.35.V1, 06/20/26	Put	Barclays Bank PLC	01/19/22	3.50%	5.00%(Q)	iTraxx.XO.35.V1(Q)	EUR	1,000	(297)
iTraxx.XO.35.V1, 06/20/26	Put	Citibank, N.A.	01/19/22	3.50%	5.00%(Q)	iTraxx.XO.35.V1(Q)	EUR	400	(119)
iTraxx.XO.35.V1, 06/20/26	Put	JPMorgan Chase Bank, N.A.	01/19/22	3.50%	5.00%(Q)	iTraxx.XO.35.V1(Q)	EUR	200	(59)
iTraxx.XO.36.V1, 12/20/26	Put	Barclays Bank PLC	01/19/22	3.75%	5.00%(Q)	iTraxx.XO.36.V1(Q)	EUR	1,100	(345)
iTraxx.XO.36.V1, 12/20/26	Put	Barclays Bank PLC	01/19/22	3.75%	5.00%(Q)	iTraxx.XO.36.V1(Q)	EUR	200	(63)
iTraxx.XO.36.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	5.00%	5.00%(Q)	iTraxx.XO.36.V1(Q)	EUR	1,960	(302)
iTraxx.XO.36.V1, 12/20/26	Put	Barclays Bank PLC	02/16/22	4.00%	5.00%(Q)	iTraxx.XO.36.V1(Q)	EUR	1,100	(1,162)
iTraxx.XO.36.V1, 12/20/26	Put	Barclays Bank PLC	02/16/22	4.25%	5.00%(Q)	iTraxx.XO.36.V1(Q)	EUR	100	(86)
iTraxx.XO.36.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	4.25%	5.00%(Q)	iTraxx.XO.36.V1(Q)	EUR	500	(985)
iTraxx.XO.36.V1, 12/20/26^	Put	Barclays Bank PLC	09/21/22	9.00%	5.00%(Q)	iTraxx.XO.36.V1(Q)	EUR	3,830	(14,315)

Total OTC Swaptions (premiums received $2,677,192)									$(4,356,532)

Total Options Written (premiums received $3,231,269)									$(4,772,382)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

(fv)	Forward Volatility Agreement on a 1 year-30 year straddle swaption effective 6/16/2020. The strike price will be determined based on the swaption rate as of 6/16/2023.

Financial Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
22	90 Day Euro Dollar	Mar. 2022	$5,481,025	$(8,834)
314	90 Day Euro EURIBOR	Mar. 2023	89,528,651	(86,972)
410	2 Year U.S. Treasury Notes	Mar. 2022	89,450,469	(36,010)
200	3 Year Australian Treasury Bonds	Mar. 2022	16,609,983	13,365
2,930	5 Year U.S. Treasury Notes	Mar. 2022	354,461,320	570,149
133	10 Year Euro-Bund	Mar. 2022	25,948,931	(395,353)
86	10 Year Japanese Bonds	Mar. 2022	113,333,391	(399,857)
829	10 Year U.S. Treasury Notes	Mar. 2022	108,158,593	511,363
7	10 Year U.S. Ultra Treasury Notes	Mar. 2022	1,025,063	7,054
243	20 Year U.S. Treasury Bonds	Mar. 2022	38,986,312	(240,858)
336	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	66,234,000	870,603
307	Euro Schatz Index	Mar. 2022	39,156,670	(40,040)
270	FTSE Bursa Malaysia KLCI Index	Mar. 2022	45,190,139	(594,307)
2,537	Mini MSCI EAFE Index	Mar. 2022	294,520,330	5,132,381
434	Russell 2000 E-Mini Index	Mar. 2022	48,668,760	734,479
2,191	S&P 500 E-Mini Index	Mar. 2022	521,293,675	6,659,746

				12,696,909

Short Positions:
1,623	2 Year U.S. Treasury Notes	Mar. 2022	354,092,954	287,679
36	3 Year Australian Treasury Bonds	Mar. 2022	2,989,797	(4,139)
757	5 Year Euro-Bobl	Mar. 2022	114,832,161	771,987
33	5 Year U.S. Treasury Notes	Mar. 2022	3,992,226	(3,473)
96	10 Year Australian Treasury Bonds	Mar. 2022	9,720,114	364
41	10 Year Canadian Government Bonds	Mar. 2022	4,622,649	(74,952)
382	10 Year Euro-Bund	Mar. 2022	74,530,012	1,307,999
256	10 Year U.K. Gilt	Mar. 2022	43,278,949	311,889
179	10 Year U.S. Treasury Notes	Mar. 2022	23,353,906	(147,580)
210	10 Year U.S. Ultra Treasury Notes	Mar. 2022	30,751,875	(342,206)
67	20 Year U.S. Treasury Bonds	Mar. 2022	10,749,313	(71,284)
136	30 Year Euro Buxl	Mar. 2022	32,010,795	1,607,824
99	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	19,515,375	(55,390)
1,826	Euro Schatz Index	Mar. 2022	232,899,279	318,730
184	Euro-OAT	Mar. 2022	34,177,314	579,285
76	FTSE Bursa Malaysia KLCI Index	Mar. 2022	12,720,187	299,730
44	Short Euro-BTP	Mar. 2022	5,656,114	22,813

				4,809,276

				$17,506,185

Commodity Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions:
2	Brent 1st Line vs. Dubai 1st Line	Jan. 2023	$4,460	$2,079
2	Brent 1st Line vs. Dubai 1st Line	Feb. 2023	4,400	2,019
2	Brent 1st Line vs. Dubai 1st Line	Mar. 2023	4,340	1,959
2	Brent 1st Line vs. Dubai 1st Line	Apr. 2023	4,320	1,939
2	Brent 1st Line vs. Dubai 1st Line	May 2023	4,288	1,907
2	Brent 1st Line vs. Dubai 1st Line	Jun. 2023	4,260	1,879
2	Brent 1st Line vs. Dubai 1st Line	Jul. 2023	4,240	1,859
2	Brent 1st Line vs. Dubai 1st Line	Aug. 2023	4,220	1,839

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Commodity Futures contracts outstanding at December 31, 2021  (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
2	Brent 1st Line vs. Dubai 1st Line	Sep. 2023	$4,200	$1,819
2	Brent 1st Line vs. Dubai 1st Line	Oct. 2023	4,180	1,799
2	Brent 1st Line vs. Dubai 1st Line	Nov. 2023	4,160	1,779
2	Brent 1st Line vs. Dubai 1st Line	Dec. 2023	4,140	1,759
85	Brent Crude	Dec. 2022	6,234,750	268,941
12	Brent Crude	Dec. 2024	799,920	147,846
115	California Carbon Allowance Vintage	Dec. 2022	3,823,750	426,977
26	Cocoa	Mar. 2022	655,200	(24,920)
5	Coffee ’C’	Jul. 2022	422,344	(15,242)
14	Copper	Mar. 2022	1,562,225	6,345
7	Cotton No. 2	Jul. 2022	377,580	16,309
7	Hard Red Winter Wheat	Jul. 2022	279,213	(4,286)
3	Henry Hub LD1 Fixed Price	Apr. 2023	23,033	(321)
3	Henry Hub LD1 Fixed Price	May 2023	22,598	(756)
3	Henry Hub LD1 Fixed Price	Jun. 2023	22,898	(456)
3	Henry Hub LD1 Fixed Price	Jul. 2023	23,258	(96)
3	Henry Hub LD1 Fixed Price	Aug. 2023	23,385	32
3	Henry Hub LD1 Fixed Price	Sep. 2023	23,310	(43)
3	Henry Hub LD1 Fixed Price	Oct. 2023	23,588	234
10	ICE ECX EMISSION	Mar. 2022	913,305	172,009
40	Live Cattle	Apr. 2022	2,317,200	43,082
8	LME Lead	Jan. 2022	465,550	12,962
8	LME Lead	Mar. 2022	462,800	1,894
7	LME Nickel	Jan. 2022	876,687	67,510
7	LME Nickel	Mar. 2022	873,327	45,009
12	LME PRI Aluminum	Jan. 2022	840,900	35,476
2	LME PRI Aluminum	Mar. 2022	140,400	(237)
5	LME Zinc	Jan. 2022	447,500	65,013
4	LME Zinc	Mar. 2022	354,800	29,275
37	Low Sulphur Gas Oil	Jun. 2022	2,411,475	85,062
4	No. 2 Soft Red Winter Wheat	Jul. 2022	152,900	(1,858)
4	NY Harbor ULSD	Jun. 2022	379,277	(20,104)
1	Platinum	Apr. 2022	48,310	1,293
115	SGX Iron Ore 62%	Mar. 2022	1,382,875	311,864
42	Soybean	Mar. 2022	2,812,425	193,383
129	Soybean Meal	Mar. 2022	5,148,390	711,263
6	Soybean Meal	Jul. 2022	238,560	(3,406)
3	Soybean Oil	Oct. 2022	5,266	253
3	Soybean Oil	Nov. 2022	4,776	743
3	Soybean Oil	Dec. 2022	4,780	739
15	WTI Crude	Jun. 2022	1,100,550	58,948
87	WTI Crude	Jun. 2023	5,832,480	496,186
12	WTI Crude	Jun. 2024	757,080	13,759
46	WTI Light Sweet Crude Oil	Dec. 2022	3,212,180	86,102
5	WTI Light Sweet Crude Oil	Dec. 2023	324,450	(262)

				3,249,158

Short Positions:
4	Brent 1st Line vs. Dubai 1st Line	Feb. 2022	9,320	263
2	Brent 1st Line vs. Dubai 1st Line	Mar. 2022	4,700	218
2	Brent 1st Line vs. Dubai 1st Line	Apr. 2022	4,622	296
2	Brent 1st Line vs. Dubai 1st Line	May 2022	4,620	298
2	Brent 1st Line vs. Dubai 1st Line	Jun. 2022	4,580	339
2	Brent 1st Line vs. Dubai 1st Line	Jul. 2022	4,560	359
2	Brent 1st Line vs. Dubai 1st Line	Aug. 2022	4,540	379
2	Brent 1st Line vs. Dubai 1st Line	Sep. 2022	4,560	359
2	Brent 1st Line vs. Dubai 1st Line	Oct. 2022	4,620	298

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Commodity Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
2	Brent 1st Line vs. Dubai 1st Line	Nov. 2022	$4,600	$318
2	Brent 1st Line vs. Dubai 1st Line	Dec. 2022	4,490	429
1	Brent Crude	Apr. 2022	77,350	(8,900)
29	Brent Crude	Jun. 2022	2,215,310	(124,991)
99	Brent Crude	Jun. 2023	7,035,930	(411,985)
33	Brent Crude	Dec. 2023	2,287,890	(103,859)
12	Brent Crude	Jun. 2024	814,800	(17,556)
2	California Carbon Allowance Current Auction Clearing Price	Feb. 2022	240	(971)
9	Coffee ’C’	Mar. 2022	763,088	(49,497)
182	Corn	Mar. 2022	5,398,575	(451,338)
5	Corn	Jul. 2022	148,375	(1,780)
4	Corn	Dec. 2022	109,200	(91)
11	Gold 100 OZ	Feb. 2022	2,011,460	(26,077)
1	Gold 100 OZ	Apr. 2022	183,100	(3,145)
24	Hard Red Winter Wheat	Mar. 2022	961,800	(27,280)
5	ICE Endex Dutch TTF Natural Gas	Mar. 2022	289,621	182,030
5	ICE Natural Gas	Mar. 2022	350,408	145,970
55	Lean Hogs	Apr. 2022	1,907,950	(44,010)
8	LME Lead	Jan. 2022	465,550	(3,462)
1	LME Lead	Mar. 2022	57,850	(769)
7	LME Nickel	Jan. 2022	876,687	(47,074)
12	LME PRI Aluminum	Jan. 2022	840,900	9,895
21	LME PRI Aluminum	Mar. 2022	1,474,200	(70,695)
5	LME Zinc	Jan. 2022	447,500	(42,412)
1	LME Zinc	Mar. 2022	88,700	(6,106)
25	Natural Gas	Mar. 2022	889,250	209,901
3	Natural Gas	Jul. 2022	109,140	907
26	No. 2 Soft Red Winter Wheat	Mar. 2022	1,001,975	(15,106)
1	Palladium	Mar. 2022	191,210	(10,174)
2	Silver	Mar. 2022	233,520	(4,634)
2	Soybean	Jul. 2022	135,500	(6,537)
14	Soybean Oil	Mar. 2022	474,852	7,078
10	Soybean Oil	Jul. 2022	339,060	(14,662)
11	Sugar #11 (World)	Jul. 2022	226,565	(510)
2	WTI Crude	Apr. 2022	148,900	(17,943)
48	WTI Crude	Dec. 2022	3,351,840	(46,844)
24	WTI Crude	Dec. 2023	1,557,360	(58,245)
12	WTI Crude	Dec. 2024	740,160	(140,007)
43	WTI Light Sweet Crude Oil	Jun. 2022	3,154,910	(394,762)

				(1,592,085)

				$1,657,073

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/07/22	HSBC Bank USA, N.A.	AUD	6,228	$4,439,754	$4,531,269	$91,515	$ —
Brazilian Real,
Expiring 01/04/22	Morgan Stanley & Co. International PLC	BRL	15,780	2,763,632	2,830,830	67,198	—
Expiring 02/02/22	Credit Suisse International	BRL	5,831	1,030,601	1,038,778	8,177	—
British Pound,
Expiring 01/07/22	BNP Paribas S.A.	GBP	744	988,712	1,007,027	18,315	—

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/07/22	BNP Paribas S.A.	GBP	680	$905,338	$920,400	$15,062	$—
Expiring 01/12/22	Morgan Stanley & Co. International PLC	GBP	344	455,534	465,523	9,989	—
Canadian Dollar,
Expiring 01/07/22	BNP Paribas S.A.	CAD	1,098	856,204	868,015	11,811	—
Expiring 01/07/22	Standard Chartered Bank, London	CAD	1,133	884,549	895,684	11,135	—
Expiring 01/07/22	UBS AG Stamford	CAD	100	77,886	79,054	1,168	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CAD	583	467,318	460,625	—	(6,693)
Chilean Peso,
Expiring 03/16/22	Morgan Stanley & Co. International PLC	CLP	554,687	650,011	643,529	—	(6,482)
Chinese Renminbi,
Expiring 01/21/22	BNP Paribas S.A.	CNH	7,200	1,131,168	1,130,973	—	(195)
Expiring 01/21/22	Deutsche Bank AG	CNH	5,121	800,602	804,360	3,758	—
Expiring 01/21/22	Standard Chartered Bank, London	CNH	144	22,525	22,638	113	—
Danish Krone,
Expiring 04/01/22	Citibank, N.A.	DKK	2,850	445,569	437,179	—	(8,390)
Expiring 04/01/22	HSBC Bank USA, N.A.	DKK	8,095	1,264,583	1,241,743	—	(22,840)
Expiring 04/01/22	HSBC Bank USA, N.A.	DKK	7,375	1,152,106	1,131,297	—	(20,809)
Expiring 04/01/22	HSBC Bank USA, N.A.	DKK	3,830	599,246	587,507	—	(11,739)
Expiring 04/01/22	NatWest Markets PLC	DKK	2,850	434,546	437,179	2,633	—
Euro,
Expiring 01/04/22	BNP Paribas S.A.	EUR	650	735,189	740,083	4,894	—
Expiring 01/04/22	Citibank, N.A.	EUR	676	766,663	769,686	3,023	—
Expiring 01/04/22	HSBC Bank USA, N.A.	EUR	300	340,036	341,576	1,540	—
Expiring 01/04/22	JPMorgan Chase Bank, N.A.	EUR	3,850	4,358,556	4,383,566	25,010	—
Expiring 01/04/22	JPMorgan Chase Bank, N.A.	EUR	584	661,142	664,937	3,795	—
Expiring 01/04/22	Standard Chartered Bank, London	EUR	13,159	14,898,582	14,982,687	84,105	—
Expiring 01/04/22	Standard Chartered Bank, London	EUR	365	412,992	415,584	2,592	—
Expiring 01/12/22	JPMorgan Chase Bank, N.A.	EUR	5,600	6,308,871	6,377,112	68,241	—
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	5,040	5,683,825	5,738,898	55,073	—
Expiring 07/01/22	BNP Paribas S.A.	EUR	254	306,648	290,251	—	(16,397)
Expiring 07/01/22	Goldman Sachs Bank USA	EUR	113	138,224	129,230	—	(8,994)
Expiring 07/01/22	Goldman Sachs Bank USA	EUR	85	103,833	97,208	—	(6,625)
Expiring 07/01/22	HSBC Bank USA, N.A.	EUR	279	338,592	318,977	—	(19,615)
Expiring 07/01/22	HSBC Bank USA, N.A.	EUR	58	70,879	66,385	—	(4,494)
Expiring 07/01/22	JPMorgan Chase Bank, N.A.	EUR	127	150,534	145,240	—	(5,294)
Hungarian Forint,
Expiring 01/19/22	Goldman Sachs International	HUF	161,630	518,859	497,257	—	(21,602)
Mexican Peso,
Expiring 01/12/22	BNP Paribas S.A.	MXN	50,125	2,447,770	2,443,212	—	(4,558)
Expiring 01/12/22	BNP Paribas S.A.	MXN	9,972	481,030	486,059	5,029	—
Expiring 03/04/22	BNP Paribas S.A.	MXN	50,125	2,394,451	2,421,036	26,585	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	5,309	244,642	255,829	11,187	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	5,309	244,890	255,828	10,938	—
New Zealand Dollar,
Expiring 01/07/22	Standard Chartered Bank, London	NZD	1,626	1,103,643	1,113,566	9,923	—
Expiring 01/12/22	Morgan Stanley & Co. International PLC	NZD	1,211	839,241	829,443	—	(9,798)
Norwegian Krone,
Expiring 01/07/22	Standard Chartered Bank, London	NOK	35,648	3,935,195	4,047,371	112,176	—
Expiring 02/17/22	Citibank, N.A.	NOK	40,155	4,430,448	4,555,677	125,229	—
Peruvian Nuevo Sol,
Expiring 01/10/22	Citibank, N.A.	PEN	31,220	7,762,862	7,818,621	55,759	—
Expiring 01/18/22	Citibank, N.A.	PEN	6,375	1,562,353	1,595,819	33,466	—
Expiring 01/18/22	Citibank, N.A.	PEN	6,082	1,528,336	1,522,583	—	(5,753)
Expiring 01/18/22	Goldman Sachs Bank USA	PEN	10,533	2,613,256	2,636,915	23,659	—
Expiring 12/06/22	Citibank, N.A.	PEN	11,621	2,770,788	2,836,808	66,020	—

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty,
Expiring 01/19/22	Goldman Sachs International	PLN	2,062	$518,859	$511,182	$—	$(7,677)
Russian Ruble,
Expiring 01/24/22	BNP Paribas S.A.	RUB	8,841	120,709	117,473	—	(3,236)
Expiring 01/24/22	Goldman Sachs Bank USA	RUB	18,249	248,473	242,465	—	(6,008)
Expiring 01/24/22	Goldman Sachs Bank USA	RUB	16,935	234,254	225,004	—	(9,250)
Expiring 01/24/22	Goldman Sachs Bank USA	RUB	10,648	147,384	141,470	—	(5,914)
Expiring 01/24/22	Goldman Sachs Bank USA	RUB	10,185	141,109	135,325	—	(5,784)
Expiring 01/24/22	Goldman Sachs Bank USA	RUB	6,611	90,225	87,844	—	(2,381)
Expiring 01/24/22	Goldman Sachs Bank USA	RUB	6,486	89,250	86,180	—	(3,070)
Expiring 01/24/22	UBS AG Stamford	RUB	10,397	143,212	138,143	—	(5,069)
South Korean Won,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	192,598	162,901	161,676	—	(1,225)

				$89,418,590	$90,157,816	969,118	(229,892)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/07/22	BNP Paribas S.A.	AUD	2,655	$1,899,662	$1,931,683	$—	$(32,021)
Expiring 01/07/22	BNP Paribas S.A.	AUD	1,468	1,050,359	1,068,064	—	(17,705)
Expiring 01/07/22	Morgan Stanley & Co. International PLC	AUD	11,373	8,210,317	8,274,792	—	(64,475)
Expiring 01/07/22	Morgan Stanley & Co. International PLC	AUD	6,367	4,596,388	4,632,483	—	(36,095)
Expiring 01/07/22	Standard Chartered Bank, London	AUD	523	373,498	380,516	—	(7,018)
Brazilian Real,
Expiring 01/04/22	Goldman Sachs Bank USA	BRL	15,780	2,793,994	2,830,830	—	(36,836)
Expiring 02/02/22	Morgan Stanley & Co. International PLC	BRL	15,780	2,745,027	2,811,072	—	(66,045)
British Pound,
Expiring 01/05/22	BNP Paribas S.A.	GBP	38,103	50,453,088	51,573,253	—	(1,120,165)
Expiring 01/05/22	BNP Paribas S.A.	GBP	24,368	32,266,573	32,982,959	—	(716,386)
Expiring 01/07/22	BNP Paribas S.A.	GBP	372	490,508	503,513	—	(13,005)
Expiring 01/07/22	HSBC Bank USA, N.A.	GBP	525	700,070	710,602	—	(10,532)
Expiring 01/07/22	HSBC Bank USA, N.A.	GBP	419	562,433	567,129	—	(4,696)
Expiring 01/07/22	HSBC Bank USA, N.A.	GBP	131	174,607	177,313	—	(2,706)
Expiring 01/12/22	HSBC Bank PLC	GBP	9,933	13,292,710	13,444,924	—	(152,214)
Expiring 02/02/22	Standard Chartered Bank, London	GBP	38,103	51,604,650	51,569,350	35,300	—
Expiring 02/02/22	Standard Chartered Bank, London	GBP	24,368	33,003,038	32,980,462	22,576	—
Canadian Dollar,
Expiring 01/05/22	BNP Paribas S.A.	CAD	413	326,957	326,495	462	—
Expiring 01/07/22	BNP Paribas S.A.	CAD	2,443	1,917,761	1,931,294	—	(13,533)
Expiring 01/07/22	BNP Paribas S.A.	CAD	1,025	794,332	810,306	—	(15,974)
Expiring 01/07/22	BNP Paribas S.A.	CAD	934	725,561	738,366	—	(12,805)
Expiring 01/07/22	Goldman Sachs Bank USA	CAD	5,681	4,435,040	4,491,069	—	(56,029)
Expiring 01/07/22	HSBC Bank USA, N.A.	CAD	5,595	4,378,330	4,423,361	—	(45,031)
Expiring 01/07/22	HSBC Bank USA, N.A.	CAD	1,086	849,932	858,529	—	(8,597)
Expiring 01/07/22	JPMorgan Chase Bank, N.A.	CAD	4,619	3,641,246	3,651,235	—	(9,989)
Expiring 02/14/22	Goldman Sachs Bank USA	CAD	662	549,000	523,184	25,816	—
Expiring 02/14/22	Goldman Sachs Bank USA	CAD	416	344,000	328,845	15,155	—
Chinese Renminbi,
Expiring 01/21/22	Deutsche Bank AG	CNH	180,780	28,264,208	28,396,870	—	(132,662)
Expiring 01/21/22	Goldman Sachs Bank USA	CNH	5,575	871,908	875,719	—	(3,811)
Expiring 01/21/22	HSBC Bank USA, N.A.	CNH	52,413	8,144,069	8,233,011	—	(88,942)
Expiring 01/21/22	HSBC Bank USA, N.A.	CNH	23,193	3,607,794	3,643,157	—	(35,363)
Expiring 01/21/22	HSBC Bank USA, N.A.	CNH	1,172	182,186	184,176	—	(1,990)

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 01/21/22	HSBC Bank USA, N.A.	CNH	519	$80,708	$81,499	$—	$(791)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	CNH	27,922	4,360,466	4,385,946	—	(25,480)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	CNH	16,693	2,598,943	2,622,091	—	(23,148)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	CNH	16,644	2,591,842	2,614,479	—	(22,637)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	CNH	16,643	2,591,631	2,614,347	—	(22,716)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	CNH	16,549	2,598,890	2,599,482	—	(592)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	CNH	11,794	1,842,256	1,852,674	—	(10,418)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	CNH	1,037	160,907	162,823	—	(1,916)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	CNH	625	97,545	98,114	—	(569)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	CNH	373	58,139	58,657	—	(518)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	CNH	372	57,976	58,484	—	(508)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	CNH	372	57,980	58,485	—	(505)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	CNH	370	58,138	58,151	—	(13)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	CNH	264	41,212	41,445	—	(233)
Expiring 01/21/22	Standard Chartered Bank, London	CNH	41,574	6,466,486	6,530,357	—	(63,871)
Expiring 01/21/22	Standard Chartered Bank, London	CNH	1,303	203,588	204,659	—	(1,071)
Expiring 01/21/22	Standard Chartered Bank, London	CNH	930	144,657	146,086	—	(1,429)
Danish Krone,
Expiring 04/01/22	BNP Paribas S.A.	DKK	10,105	1,559,933	1,550,069	9,864	—
Expiring 04/01/22	BNP Paribas S.A.	DKK	9,360	1,424,999	1,435,789	—	(10,790)
Expiring 04/01/22	BNP Paribas S.A.	DKK	8,405	1,279,606	1,289,295	—	(9,689)
Expiring 04/01/22	BNP Paribas S.A.	DKK	5,815	897,675	891,999	5,676	—
Expiring 04/01/22	BNP Paribas S.A.	DKK	5,155	788,333	790,758	—	(2,425)
Expiring 04/01/22	BNP Paribas S.A.	DKK	4,585	699,061	703,322	—	(4,261)
Expiring 04/01/22	BNP Paribas S.A.	DKK	3,185	486,570	488,567	—	(1,997)
Expiring 04/01/22	BNP Paribas S.A.	DKK	2,765	433,861	424,141	9,720	—
Expiring 04/01/22	BNP Paribas S.A.	DKK	2,135	325,391	327,501	—	(2,110)
Expiring 04/01/22	BNP Paribas S.A.	DKK	1,685	255,931	258,473	—	(2,542)
Expiring 04/01/22	BNP Paribas S.A.	DKK	1,675	262,275	256,939	5,336	—
Expiring 04/01/22	Citibank, N.A.	DKK	19,735	3,117,244	3,027,316	89,928	—
Expiring 04/01/22	Citibank, N.A.	DKK	19,555	3,088,755	2,999,650	89,105	—
Expiring 04/01/22	Citibank, N.A.	DKK	8,170	1,271,355	1,253,247	18,108	—
Expiring 04/01/22	Citibank, N.A.	DKK	7,765	1,200,596	1,191,122	9,474	—
Expiring 04/01/22	Citibank, N.A.	DKK	6,775	1,056,956	1,039,260	17,696	—
Expiring 04/01/22	Citibank, N.A.	DKK	5,725	871,425	878,194	—	(6,769)
Expiring 04/01/22	Citibank, N.A.	DKK	3,910	609,676	599,780	9,896	—
Expiring 04/01/22	Citibank, N.A.	DKK	3,910	609,992	599,779	10,213	—
Expiring 04/01/22	Citibank, N.A.	DKK	3,730	583,396	572,168	11,228	—
Expiring 04/01/22	Citibank, N.A.	DKK	3,120	486,836	478,596	8,240	—
Expiring 04/01/22	Citibank, N.A.	DKK	2,455	371,474	376,588	—	(5,114)
Expiring 04/01/22	Citibank, N.A.	DKK	2,110	328,751	323,666	5,085	—
Expiring 04/01/22	Citibank, N.A.	DKK	1,930	294,943	296,054	—	(1,111)
Expiring 04/01/22	Citibank, N.A.	DKK	1,140	177,550	174,872	2,678	—
Expiring 04/01/22	Citibank, N.A.	DKK	975	151,975	149,560	2,415	—
Expiring 04/01/22	HSBC Bank USA, N.A.	DKK	4,370	681,444	670,342	11,102	—
Expiring 04/01/22	HSBC Bank USA, N.A.	DKK	3,380	528,618	518,480	10,138	—
Expiring 04/01/22	HSBC Bank USA, N.A.	DKK	3,355	524,708	514,645	10,063	—
Expiring 04/01/22	HSBC Bank USA, N.A.	DKK	2,615	409,947	401,131	8,816	—
Expiring 04/01/22	JPMorgan Chase Bank, N.A.	DKK	6,945	1,064,573	1,065,337	—	(764)
Expiring 04/01/22	JPMorgan Chase Bank, N.A.	DKK	2,360	359,152	362,015	—	(2,863)
Expiring 04/01/22	JPMorgan Chase Bank, N.A.	DKK	660	103,668	101,242	2,426	—
Expiring 04/01/22	Morgan Stanley & Co. International PLC	DKK	112,239	17,695,040	17,217,061	477,979	—
Expiring 04/01/22	Morgan Stanley & Co. International PLC	DKK	111,213	17,533,324	17,059,714	473,610	—
Expiring 04/01/22	Morgan Stanley & Co. International PLC	DKK	61,697	9,749,596	9,464,031	285,565	—
Expiring 04/01/22	Morgan Stanley & Co. International PLC	DKK	61,133	9,660,493	9,377,538	282,955	—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 01/04/22	BNP Paribas S.A.	EUR	921	$1,042,974	$1,048,641	$—	$(5,667)
Expiring 01/04/22	Citibank, N.A.	EUR	1,562	1,771,490	1,778,476	—	(6,986)
Expiring 01/04/22	Goldman Sachs Bank USA	EUR	512	577,381	582,957	—	(5,576)
Expiring 01/04/22	Standard Chartered Bank, London	EUR	81,402	91,761,094	92,682,942	—	(921,848)
Expiring 01/04/22	Standard Chartered Bank, London	EUR	64,195	72,364,704	73,091,693	—	(726,989)
Expiring 01/12/22	BNP Paribas S.A.	EUR	46,123	51,987,970	52,523,486	—	(535,516)
Expiring 02/02/22	Standard Chartered Bank, London	EUR	66,373	75,522,066	75,615,174	—	(93,108)
Expiring 02/02/22	Standard Chartered Bank, London	EUR	62,935	71,610,582	71,698,868	—	(88,286)
Expiring 07/01/22	Goldman Sachs Bank USA	EUR	282	349,578	322,502	27,076	—
Expiring 07/01/22	HSBC Bank USA, N.A.	EUR	22	27,327	25,160	2,167	—
Expiring 07/01/22	JPMorgan Chase Bank, N.A.	EUR	211	243,474	241,431	2,043	—
Expiring 07/01/22	JPMorgan Chase Bank, N.A.	EUR	131	157,512	150,101	7,411	—
Expiring 11/01/22	Goldman Sachs Bank USA	EUR	252	311,166	289,405	21,761	—
Expiring 12/01/22	Goldman Sachs Bank USA	EUR	132	164,360	151,774	12,586	—
Israeli Shekel,
Expiring 01/31/22	BNP Paribas S.A.	ILS	317	100,720	101,863	—	(1,143)
Expiring 01/31/22	Citibank, N.A.	ILS	528	167,601	169,740	—	(2,139)
Expiring 01/31/22	HSBC Bank USA, N.A.	ILS	6,121	1,896,026	1,969,170	—	(73,144)
Expiring 02/02/22	Citibank, N.A.	ILS	8,803	2,722,662	2,831,779	—	(109,117)
Expiring 02/02/22	Citibank, N.A.	ILS	8,503	2,627,001	2,735,242	—	(108,241)
Expiring 02/02/22	Citibank, N.A.	ILS	400	127,466	128,743	—	(1,277)
Expiring 02/09/22	HSBC Bank USA, N.A.	ILS	5,334	1,720,254	1,716,097	4,157	—
Expiring 04/06/22	Citibank, N.A.	ILS	1,500	462,089	482,954	—	(20,865)
Expiring 06/08/22	Citibank, N.A.	ILS	2,894	893,294	933,443	—	(40,149)
Expiring 06/08/22	Citibank, N.A.	ILS	2,400	740,907	773,932	—	(33,025)
Expiring 08/01/22	Citibank, N.A.	ILS	1,014	306,789	327,550	—	(20,761)
Expiring 08/03/22	Citibank, N.A.	ILS	2,900	905,121	936,890	—	(31,769)
Expiring 11/02/22	Goldman Sachs Bank USA	ILS	1,500	484,222	486,059	—	(1,837)
Expiring 11/02/22	Goldman Sachs Bank USA	ILS	1,400	452,306	453,656	—	(1,350)
Japanese Yen,
Expiring 01/05/22	Standard Chartered Bank, London	JPY	131,945	1,162,934	1,147,085	15,849	—
Expiring 02/02/22	Standard Chartered Bank, London	JPY	131,960	1,146,150	1,147,473	—	(1,323)
Malaysian Ringgit,
Expiring 03/23/22	BNP Paribas S.A.	MYR	43,834	10,338,777	10,506,319	—	(167,542)
Mexican Peso,
Expiring 01/12/22	BNP Paribas S.A.	MXN	50,125	2,417,932	2,443,212	—	(25,280)
Expiring 01/12/22	BNP Paribas S.A.	MXN	9,972	486,966	486,059	907	—
Expiring 02/18/22	BNP Paribas S.A.	MXN	768	36,651	37,189	—	(538)
Expiring 03/04/22	BNP Paribas S.A.	MXN	9,972	476,359	481,648	—	(5,289)
Expiring 03/18/22	JPMorgan Chase Bank, N.A.	MXN	50,032	2,368,457	2,410,137	—	(41,680)
Expiring 04/18/22	Citibank, N.A.	MXN	1,289	59,399	61,718	—	(2,319)
New Zealand Dollar,
Expiring 01/07/22	Morgan Stanley & Co. International PLC	NZD	10,168	6,939,945	6,963,555	—	(23,610)
Expiring 01/07/22	Morgan Stanley & Co. International PLC	NZD	9,002	6,144,117	6,165,020	—	(20,903)
Expiring 01/07/22	UBS AG Stamford	NZD	6,566	4,427,723	4,496,725	—	(69,002)
Norwegian Krone,
Expiring 01/07/22	Goldman Sachs Bank USA	NOK	2,025	225,770	229,911	—	(4,141)
Peruvian Nuevo Sol,
Expiring 01/10/22	Citibank, N.A.	PEN	31,220	8,560,904	7,818,622	742,282	—
Expiring 01/18/22	Citibank, N.A.	PEN	11,621	2,848,137	2,909,145	—	(61,008)
Expiring 01/18/22	Citibank, N.A.	PEN	4,117	1,041,333	1,030,635	10,698	—
Expiring 01/18/22	Citibank, N.A.	PEN	878	218,000	219,717	—	(1,717)
Expiring 01/18/22	Goldman Sachs Bank USA	PEN	6,375	1,535,950	1,595,820	—	(59,870)
Expiring 01/24/22	Goldman Sachs Bank USA	PEN	7,491	1,817,710	1,874,724	—	(57,014)
Expiring 01/24/22	Goldman Sachs Bank USA	PEN	3,790	917,757	948,449	—	(30,692)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 03/25/22	Citibank, N.A.	PEN	31,220	$7,722,347	$7,785,074	$—	$(62,727)
Expiring 03/25/22	Citibank, N.A.	PEN	12,760	3,425,664	3,181,930	243,734	—
Expiring 03/25/22	Citibank, N.A.	PEN	9,805	2,662,140	2,445,048	217,092	—
Expiring 03/25/22	Citibank, N.A.	PEN	2,362	634,030	588,919	45,111	—
Expiring 10/05/22	BNP Paribas S.A.	PEN	2,711	664,148	665,702	—	(1,554)
Expiring 11/29/22	Standard Chartered Bank, London	PEN	1,206	290,866	294,525	—	(3,659)
Expiring 12/06/22	Citibank, N.A.	PEN	6,375	1,519,923	1,556,139	—	(36,216)
Russian Ruble,
Expiring 01/24/22	Citibank, N.A.	RUB	72,213	967,693	959,464	8,229	—
Expiring 01/24/22	Citibank, N.A.	RUB	24,278	326,428	322,572	3,856	—
Expiring 01/24/22	Goldman Sachs Bank USA	RUB	16,898	230,093	224,518	5,575	—
Expiring 02/18/22	Deutsche Bank AG	RUB	11,163	148,964	147,689	1,275	—
Expiring 02/18/22	Deutsche Bank AG	RUB	7,020	93,838	92,878	960	—
Expiring 02/18/22	Deutsche Bank AG	RUB	7,015	93,823	92,815	1,008	—
Expiring 03/18/22	Citibank, N.A.	RUB	9,285	123,229	122,026	1,203	—
Expiring 03/18/22	Goldman Sachs Bank USA	RUB	2,518	33,319	33,096	223	—
Expiring 03/18/22	HSBC Bank USA, N.A.	RUB	3,414	45,339	44,871	468	—
Expiring 03/18/22	HSBC Bank USA, N.A.	RUB	2,702	35,888	35,512	376	—
Expiring 03/18/22	UBS AG Stamford	RUB	2,887	38,120	37,939	181	—
Expiring 03/18/22	UBS AG Stamford	RUB	2,878	38,137	37,823	314	—
Expiring 03/18/22	UBS AG Stamford	RUB	1,901	25,107	24,978	129	—
Singapore Dollar,
Expiring 03/16/22	HSBC Bank USA, N.A.	SGD	3,125	2,281,044	2,317,709	—	(36,665)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SGD	4,024	2,935,323	2,984,560	—	(49,237)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SGD	980	715,996	727,070	—	(11,074)
South African Rand,
Expiring 03/16/22	Barclays Bank PLC	ZAR	5,592	349,291	347,186	2,105	—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	3,860	239,294	239,674	—	(380)
Swiss Franc,
Expiring 01/07/22	Morgan Stanley & Co. International PLC	CHF	189	205,834	207,456	—	(1,622)
Thai Baht,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	3,751	110,533	112,262	—	(1,729)

				$828,831,250	$832,022,908	3,345,401	(6,537,059)

						$4,314,519	$(6,766,951)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	01/14/22	0.250%(M)	10,270	*	$2,210	$(480)	$2,690	Goldman Sachs International
GS_21-PJA	01/14/22	0.500%(M)	5,330	*	2,295	(498)	2,793	Goldman Sachs International

					$4,505	$(978)	$5,483

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

					Implied Credit
			Notional		Spread at		Value at	Unrealized
Reference Entity/	Termination	Fixed	Amount		December 31,	Value at	December 31,	Appreciation
Obligation	Date	Rate	(000)#(3)		2021(4)	Trade Date	2021	(Depreciation)

Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Barclays Bank PLC	12/20/22	1.000%(Q)	EUR	1,100	0.248%	$6,947	$9,691	$2,744
Barclays Bank PLC	12/20/22	1.000%(Q)	EUR	300	0.248%	1,895	2,643	748
British Telecommunications PLC	12/20/27	1.000%(Q)	EUR	2,000	1.405%	(7,010)	(53,021)	(46,011)
Enbridge, Inc.	12/20/22	1.000%(Q)		2,600	0.343%	1,759	17,605	15,846
Ford Motor Credit Co. LLC	06/20/22	5.000%(Q)		600	0.565%	17,210	13,604	(3,606)
General Electric Co.	12/20/23	1.000%(Q)		1,800	0.299%	(37,058)	25,537	62,595
General Electric Co.	12/20/23	1.000%(Q)		300	0.299%	(7,685)	4,257	11,942
Jaguar Land Rover Automotive	06/20/26	5.000%(Q)	EUR	800	3.521%	46,464	56,746	10,282
Rolls-Royce PLC	12/20/24	1.000%(Q)	EUR	1,000	1.214%	(2,299)	(6,820)	(4,521)
Stellantis NV	12/20/26	5.000%(Q)	EUR	700	1.070%	154,265	155,560	1,295
Tesco PLC	06/20/25	1.000%(Q)	EUR	1,700	0.463%	(34,511)	37,149	71,660

						$139,977	$262,951	$122,974

					Upfront
			Notional		Premiums	Unrealized
Reference Entity/	Termination	Fixed	Amount	Fair	Paid	Appreciation
Obligation	Date	Rate	(000)#(3)	Value	(Received)	(Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Japan Govt.	06/20/22	(1.000)%(Q)	4,300	$(21,200)	$(25,499)	$4,299	BNP Paribas S.A.
Japan Govt.	06/20/22	(1.000)%(Q)	3,800	(18,735)	(22,073)	3,338	Citibank, N.A.
Japan Govt.	06/20/22	(1.000)%(Q)	3,800	(18,735)	(22,003)	3,268	Goldman Sachs International
Japan Govt.	06/20/22	(1.000)%(Q)	700	(3,451)	(4,009)	558	Bank of America, N.A.
People’s Republic of China	06/20/23	(1.000)%(Q)	4,900	(65,894)	(36,386)	(29,508)	Goldman Sachs International
Republic of France	12/20/26	0.250%(Q)	1,095	(2,580)	(2,144)	(436)	Deutsche Bank AG
South Korea Govt.	06/20/23	(1.000)%(Q)	6,800	(92,855)	(63,343)	(29,512)	BNP Paribas S.A.
South Korea Govt.	06/20/23	(1.000)%(Q)	1,700	(23,214)	(16,310)	(6,904)	HSBC Bank USA, N.A.
United Mexican States	06/20/23	1.000%(Q)	575	(6,220)	1,388	(7,608)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	(6,112)	3,450	(9,562)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	190	(2,055)	1,290	(3,345)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	190	(2,055)	1,193	(3,248)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	190	(2,055)	432	(2,487)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	100	(1,082)	241	(1,323)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	140	(2,187)	586	(2,773)	Citibank, N.A.

				$(268,430)	$(183,187)	$(85,243)

				Implied
				Credit		Upfront
			Notional	Spread at		Premiums	Unrealized
Reference Entity/	Termination	Fixed	Amount	December 31,	Fair	Paid	Appreciation
Obligation	Date	Rate	(000)#(3)	2021(4)	Value	(Received)	(Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Federative Republic of Brazil	12/20/22	1.000%(Q)	3,100	0.701%	$10,090	$ (18,192)	$ 28,282	Morgan Stanley Capital Services LLC
Federative Republic of Brazil	12/20/23	1.000%(Q)	200	1.038%	(81)	(3,148)	3,067	HSBC Bank USA, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	480	1.518%	(3,487)	(10,216)	6,729	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	470	1.518%	(3,414)	(12,016)	8,602	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	160	1.518%	(1,162)	(4,192)	3,030	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	160	1.518%	(1,162)	(4,116)	2,954	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	160	1.518%	(1,163)	(3,422)	2,259	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	80	1.518%	(581)	(1,702)	1,121	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	140	2.184%	(4,727)	(7,845)	3,118	Citibank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

				Implied
				Credit		Upfront
			Notional	Spread at		Premiums	Unrealized
Reference Entity/	Termination	Fixed	Amount	December 31,	Fair	Paid	Appreciation
Obligation	Date	Rate	(000)#(3)	2021(4)	Value	(Received)	(Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Columbia	12/20/26	1.000%(Q)	8,100	2.026%	$(385,937)	$(220,582)	$(165,355)	BNP Paribas S.A.
Republic of France	12/20/26	0.250%(Q)	1,095	0.204%	2,580	8,485	(5,905)	Deutsche Bank AG
Republic of Italy	09/20/22	1.000%(Q)	305	0.228%	1,817	2,044	(227)	Bank of America, N.A.
Republic of Italy	09/20/23	1.000%(Q)	305	0.399%	3,271	4,600	(1,329)	Bank of America, N.A.
Republic of South Africa	12/20/25	1.000%(Q)	1,100	1.675%	(28,060)	(49,950)	21,890	Goldman Sachs International
State of Illinois	06/20/24	1.000%(Q)	500	0.800%	2,588	(3,318)	5,906	Citibank, N.A.

					$(409,428)	$(323,570)	$(85,858)

			Notional			Value at	Unrealized
Reference Entity/	Termination	Fixed	Amount		Value at	December 31,	Appreciation
Obligation	Date	Rate	(000)#(3)		Trade Date	2021	(Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.EM.34	12/20/25	1.000%(Q)		4,800	$125,538	$208,519	$82,981
CDX.NA.HY.35	12/20/25	5.000%(Q)		1,000	(63,379)	(89,090)	(25,711)
CDX.NA.HY.36	06/20/26	5.000%(Q)		2,100	(173,240)	(194,064)	(20,824)
CDX.NA.IG.35	12/20/30	1.000%(Q)		22,000	(122,574)	(335,520)	(212,946)
CDX.NA.IG.37	12/20/31	1.000%(Q)		22,400	(135,647)	(226,433)	(90,786)
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)		370	(8,736)	(9,162)	(426)
iTraxx Europe Series 31.V2	06/20/29	1.000%(Q)	EUR	19,700	(111,438)	(462,265)	(350,827)
iTraxx Europe Series 32.V1	12/20/29	1.000%(Q)	EUR	3,100	(42,475)	(62,227)	(19,752)

					$(531,951)	$(1,170,242)	$(638,291)

				Implied Credit
			Notional	Spread at		Value at	Unrealized
Reference Entity/	Termination	Fixed	Amount	December 31,	Value at	December 31,	Appreciation
Obligation	Date	Rate	(000)#(3)	2021(4)	Trade Date	2021	(Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.IG.36.V1	06/20/26	1.000%(Q)	1,600	0.441%	$35,916	$39,609	$3,693
CDX.NA.IG.37	12/20/26	1.000%(Q)	62,600	0.493%	1,437,752	1,550,074	112,322

					$1,473,668	$1,589,683	$116,015

				Implied
				Credit		Upfront
			Notional	Spread at		Premiums	Unrealized
Reference Entity/	Termination	Fixed	Amount	December 31,	Fair	Paid	Appreciation
Obligation	Date	Rate	(000)#(3)	2021(4)	Value	(Received)	(Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
CMBX.NA.8.AAA	10/17/57	0.500%(M)	3,300	*	$22,819	$(161,480)	$184,299	Deutsche Bank AG
CMBX.NA.8.AAA	10/17/57	0.500%(M)	1,000	*	6,914	(48,576)	55,490	Goldman Sachs International
CMBX.NA.8.AAA	10/17/57	0.500%(M)	600	*	4,149	(39,308)	43,457	Merrill Lynch International

					$33,882	$(249,364)	$283,246

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2021:

								Upfront
Notional			Notional					Premiums	Unrealized
Amount		Fund	Amount	Fund		Termination	Fair	Paid	Appreciation
(000)#		Receives	(000)#	Pays	Counterparty	Date	Value	(Received)	(Depreciation)

OTC Currency Swap Agreements:
AUD	8,100	3 Month BBSW plus 42.00 bps(Q)	5,589	3 Month LIBOR(Q)	Citibank, N.A.	07/31/29	$6,597	$—	$6,597
AUD	8,000	3 Month BBSW plus 42.25 bps(Q)	5,520	3 Month LIBOR(Q)	Goldman Sachs Bank USA	08/01/29	7,122	—	7,122

							$13,719	$—	$13,719

Inflation swap agreements outstanding at December 31, 2021:

Notional						Value at	Unrealized
Amount		Termination	Fixed	Floating	Value at	December 31,	Appreciation
(000)#		Date	Rate	Rate	Trade Date	2021	(Depreciation)

Centrally Cleared Inflation Swap Agreements:
EUR	2,940	03/15/24	1.030%(T)	France CPI ex Tobacco Household(1)(T)	$(531)	$73,064	$73,595
EUR	440	03/15/28	1.535%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	19	(18,569)	(18,588)
EUR	1,710	05/15/28	1.620%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	78	(57,833)	(57,911)
EUR	9,500	03/15/31	1.380%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	(62,535)	(1,066,747)	(1,004,212)
EUR	500	03/15/33	1.710%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(448)	21,796	22,244
EUR	40	01/15/38	1.910%(T)	France CPI ex Tobacco Household(2)(T)	131	(872)	(1,003)
EUR	315	03/15/48	1.946%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	942	(30,743)	(31,685)
GBP	1,400	08/15/22	4.220%(T)	U.K. Retail Price Index(1)(T)	—	53,934	53,934
GBP	4,200	09/15/22	4.180%(T)	U.K. Retail Price Index(1)(T)	—	144,559	144,559
GBP	1,100	09/15/23	4.480%(T)	U.K. Retail Price Index(1)(T)	—	28,991	28,991
GBP	30,600	01/15/25	3.330%(T)	U.K. Retail Price Index(2)(T)	569,271	(2,200,457)	(2,769,728)
GBP	5,800	12/15/26	4.735%(T)	U.K. Retail Price Index(1)(T)	(65,332)	(123,801)	(58,469)
GBP	1,300	12/15/28	3.632%(T)	U.K. Retail Price Index(2)(T)	—	(79,896)	(79,896)
GBP	3,900	01/15/30	3.400%(T)	U.K. Retail Price Index(2)(T)	(1,328)	(532,050)	(530,722)
GBP	3,100	05/15/30	3.346%(T)	U.K. Retail Price Index(2)(T)	6,480	(487,460)	(493,940)
GBP	2,500	06/15/30	3.400%(T)	U.K. Retail Price Index(2)(T)	105,647	(239,073)	(344,720)
GBP	1,280	11/15/30	3.397%(T)	U.K. Retail Price Index(1)(T)	9,109	225,801	216,692
GBP	1,130	11/15/30	3.445%(T)	U.K. Retail Price Index(1)(T)	—	190,152	190,152

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Inflation swap agreements outstanding at December 31, 2021 (continued):

Notional						Value at	Unrealized
Amount		Termination	Fixed	Floating	Value at	December 31,	Appreciation
(000)#		Date	Rate	Rate	Trade Date	2021	(Depreciation)

Centrally Cleared Inflation Swap Agreements (cont’d):
GBP	580	11/15/30	3.510%(T)	U.K. Retail Price Index(1)(T)	$—	$91,223	$91,223
GBP	1,700	03/15/31	3.740%(T)	U.K. Retail Price Index(2)(T)	851	(211,728)	(212,579)
GBP	3,000	04/15/31	3.700%(T)	U.K. Retail Price Index(2)(T)	25,734	(410,388)	(436,122)
GBP	2,080	04/15/31	3.750%(T)	U.K. Retail Price Index(2)(T)	353	(266,619)	(266,972)
GBP	1,400	09/15/31	4.066%(T)	U.K. Retail Price Index(2)(T)	—	(55,572)	(55,572)
GBP	1,000	03/15/36	3.566%(T)	U.K. Retail Price Index(2)(T)	—	(167,988)	(167,988)
GBP	2,400	03/15/36	3.580%(T)	U.K. Retail Price Index(2)(T)	(12,404)	(393,373)	(380,969)
GBP	2,180	11/15/40	3.217%(T)	U.K. Retail Price Index(2)(T)	(37,448)	(687,061)	(649,613)
GBP	800	11/15/40	3.272%(T)	U.K. Retail Price Index(2)(T)	(164)	(233,678)	(233,514)
GBP	1,130	11/15/40	3.273%(T)	U.K. Retail Price Index(2)(T)	—	(329,832)	(329,832)
GBP	980	11/15/40	3.340%(T)	U.K. Retail Price Index(2)(T)	—	(257,937)	(257,937)
GBP	900	11/15/50	3.000%(T)	U.K. Retail Price Index(1)(T)	33,773	438,004	404,231
GBP	800	11/15/50	3.051%(T)	U.K. Retail Price Index(1)(T)	—	358,513	358,513
GBP	400	11/15/50	3.143%(T)	U.K. Retail Price Index(1)(T)	—	150,621	150,621
	8,700	01/19/22	2.155%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(383,459)	(383,459)
	5,200	01/19/22	2.165%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(228,674)	(228,674)
	2,100	01/19/22	2.180%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(5)	(92,034)	(92,029)
	3,600	01/21/22	2.200%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(158,416)	(158,416)
	11,000	02/01/22	2.170%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(510,266)	(510,266)
	5,000	02/04/22	2.155%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(7)	(233,651)	(233,644)
	2,400	02/05/22	2.200%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(110,680)	(110,680)
	1,300	07/15/22	2.069%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	68,751	68,751
	13,200	07/15/22	2.500%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(261,458)	(596,829)	(335,371)
	7,200	02/05/23	2.210%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	329,989	329,989
	4,070	04/27/23	2.263%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(287)	173,343	173,630
	1,140	05/09/23	2.263%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	49,629	49,629
	1,760	05/10/23	2.281%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	71,885	71,885
	1,465	01/12/26	2.185%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(118,661)	(118,661)
	5,200	02/26/26	2.314%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	378,779	378,779
	5,000	03/05/26	2.419%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	336,932	336,932
	4,000	05/13/26	2.768%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	183,311	183,311
	1,600	05/14/26	2.813%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	69,320	69,320
	2,880	05/25/26	2.703%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	467	139,090	138,623
	300	06/01/26	2.690%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	14,465	14,465
	3,660	02/05/28	2.335%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	5,736	(240,815)	(246,551)
	1,140	05/09/28	2.353%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(71,066)	(71,066)
	1,720	05/09/28	2.360%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(105,748)	(105,748)
	1,760	05/10/28	2.364%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(107,553)	(107,553)
	500	06/06/28	2.370%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(69)	(31,020)	(30,951)
	200	08/26/28	2.573%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	7,281	7,281
	900	09/10/28	2.645%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	25,246	25,246
	2,700	07/25/29	1.998%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	1,686	(290,076)	(291,762)
	3,300	11/20/29	1.883%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	2,635	(408,954)	(411,589)
	6,000	05/19/30	1.280%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(1,146,359)	(1,146,359)
	800	01/13/31	2.229%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(79,765)	(79,765)
	2,500	01/13/31	2.230%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(248,996)	(248,996)
	7,300	02/24/31	2.311%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	3,097	653,872	650,775
	1,720	04/07/31	2.469%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(122,629)	(122,629)
	590	04/09/31	2.435%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(44,195)	(44,195)
	1,180	04/09/31	2.448%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(86,766)	(86,766)
	1,195	04/13/31	2.445%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(88,049)	(88,049)
	735	04/13/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(53,751)	(53,751)
	740	04/14/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(54,010)	(54,010)
	605	04/15/31	2.460%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(43,458)	(43,458)
	1,170	04/15/31	2.465%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(83,398)	(83,398)

					$323,993	$(9,312,404)	$(9,636,397)

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

(1)  The Portfolio pays the fixed rate and receives the floating rate.

(2)  The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	9,000	06/17/30	1.250%(S)	6 Month BBSW(1)(S)	$(139,811)	$347,208	$487,019
BRL	27,700	01/03/22	2.850%(T)	1 Day BROIS(1)(T)	(6)	76,226	76,232
BRL	67,800	01/03/22	2.860%(T)	1 Day BROIS(1)(T)	—	183,604	183,604
BRL	34,800	01/03/22	2.860%(T)	1 Day BROIS(1)(T)	(1)	95,852	95,853
BRL	20,100	01/03/22	2.870%(T)	1 Day BROIS(1)(T)	—	54,459	54,459
BRL	29,400	01/03/22	2.871%(T)	1 Day BROIS(1)(T)	—	79,429	79,429
BRL	700	01/03/22	2.880%(T)	1 Day BROIS(1)(T)	—	1,903	1,903
BRL	27,400	01/03/22	2.883%(T)	1 Day BROIS(1)(T)	—	72,867	72,867
BRL	367,100	01/03/22	3.300%(T)	1 Day BROIS(2)(T)	100	(584,487)	(584,587)
BRL	7,600	01/03/22	3.345%(T)	1 Day BROIS(2)(T)	—	(15,489)	(15,489)
BRL	154,700	01/03/22	3.350%(T)	1 Day BROIS(2)(T)	(36)	(312,431)	(312,395)
BRL	58,800	01/03/22	3.360%(T)	1 Day BROIS(1)(T)	(2,813)	74,510	77,323
BRL	106,700	01/03/22	3.700%(T)	1 Day BROIS(2)(T)	811	(185,986)	(186,797)
BRL	194,859	01/03/22	7.197%(T)	1 Day BROIS(1)(T)	—	33,102	33,102
BRL	186,600	01/03/22	7.198%(T)	1 Day BROIS(1)(T)	—	32,967	32,967
BRL	10,876	01/02/25	5.903%(T)	1 Day BROIS(2)(T)	—	(168,477)	(168,477)
BRL	15,685	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	—	(279,836)	(279,836)
BRL	16,948	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	—	(303,314)	(303,314)
BRL	26,353	01/02/25	6.359%(T)	1 Day BROIS(2)(T)	—	(469,607)	(469,607)
BRL	6,331	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	(53,036)	(53,036)
BRL	16,739	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	(140,764)	(140,764)
BRL	15,000	01/04/27	6.280%(T)	1 Day BROIS(1)(T)	—	246,358	246,358
BRL	6,271	01/04/27	6.845%(T)	1 Day BROIS(2)(T)	—	(159,866)	(159,866)
BRL	5,382	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(135,119)	(135,119)
BRL	9,626	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(242,226)	(242,226)
CAD	6,600	03/03/22	1.270%(S)	3 Month CDOR(2)(S)	—	20,900	20,900
CAD	2,300	06/17/22	1.500%(S)	3 Month CDOR(2)(S)	4,551	7,517	2,966
CAD	22,300	10/28/23	2.060%(S)	3 Month CDOR(2)(S)	382	29,704	29,322
CAD	10,000	11/14/23	2.000%(S)	3 Month CDOR(2)(S)	209	6,668	6,459
CAD	3,500	03/03/25	1.220%(S)	3 Month CDOR(2)(S)	—	(38,425)	(38,425)
CAD	5,600	06/17/25	1.500%(S)	3 Month CDOR(2)(S)	(39,270)	(38,977)	293
CAD	300	10/02/29	1.713%(S)	3 Month CDOR(2)(S)	61	(2,029)	(2,090)
CAD	7,700	12/18/29	1.900%(S)	3 Month CDOR(2)(S)	77,446	11,938	(65,508)
CAD	15,900	06/17/30	1.500%(S)	3 Month CDOR(2)(S)	30,915	(396,190)	(427,105)
CAD	1,200	06/16/31	1.250%(S)	3 Month CDOR(1)(S)	67,039	57,573	(9,466)
CAD	4,000	12/18/48	2.750%(S)	3 Month CDOR(2)(S)	(29,843)	427,387	457,230
CHF	21,100	09/15/26	(0.500)%(A)	3 Month SARON(2)(A)	(50,816)	(236,432)	(185,616)
CLP	4,540,000	01/25/26	1.634%(S)	1 Day CLOIS(2)(S)	—	(735,941)	(735,941)
CLP	1,200,000	01/20/28	2.090%(S)	1 Day CLOIS(2)(S)	—	(242,464)	(242,464)
COP	3,239,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	(32,076)	(32,076)
COP	5,583,815	02/21/25	4.565%(Q)	1 Day COOIS(2)(Q)	—	(53,303)	(53,303)
COP	12,198,000	02/03/26	3.080%(Q)	1 Day COOIS(2)(Q)	—	(328,953)	(328,953)
COP	2,288,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	(42,848)	(42,848)
COP	1,601,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	(29,738)	(29,738)
COP	3,451,000	02/24/30	5.078%(Q)	1 Day COOIS(2)(Q)	—	(64,872)	(64,872)
CZK	17,500	01/30/29	1.913%(A)	6 Month PRIBOR(2)(S)	—	(70,799)	(70,799)
EUR	26,900	11/21/23	(0.526)%(A)	3 Month EURIBOR(2)(Q)	—	(108,990)	(108,990)
EUR	12,000	03/16/24	(0.500)%(A)	6 Month EURIBOR(2)(S)	(24,309)	(73,127)	(48,818)
EUR	68,200	03/16/27	(0.250)%(A)	6 Month EURIBOR(2)(S)	(149,259)	(1,175,509)	(1,026,250)
EUR	18,000	09/21/27	(0.250)%(A)	6 Month EURIBOR(2)(S)	(259,153)	(404,109)	(144,956)
EUR	1,900	01/27/32	0.190%(A)	6 Month EURIBOR(1)(S)	—	25,759	25,759
EUR	2,400	01/27/32	0.205%(A)	6 Month EURIBOR(1)(S)	—	28,421	28,421
EUR	81,100	03/16/32	0.250%(A)	6 Month EURIBOR(2)(S)	1,261,594	(715,767)	(1,977,361)
EUR	3,700	09/21/32	0.250%(A)	6 Month EURIBOR(2)(S)	28,212	(62,969)	(91,181)
EUR	300	03/17/36	0.000%(A)	6 Month EURIBOR(1)(S)	13,255	22,027	8,772

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	450	05/27/50	0.054%(A)	6 Month EURIBOR(1)(S)	$—	$63,489	$63,489
EUR	13,400	03/16/52	0.500%(A)	6 Month EURIBOR(1)(S)	(623,446)	(81,304)	542,142
EUR	1,300	09/21/52	0.500%(A)	6 Month EURIBOR(1)(S)	(30,209)	(2,099)	28,110
EUR	900	11/17/52	0.064%(A)	6 Month EURIBOR(1)(S)	—	127,012	127,012
GBP	33,050	02/07/23	0.010%(A)	1 Day SONIA(1)(A)	118,458	375,513	257,055
GBP	90,700	03/21/23	0.900%(A)	1 Day SONIA(2)(A)	(100,218)	(140,262)	(40,044)
GBP	24,000	03/21/23	1.184%(A)	1 Day SONIA(2)(A)	—	8,174	8,174
GBP	508	05/08/23	0.950%(A)	1 Day SONIA(1)(A)	(11,574)	(4,117)	7,457
GBP	14,800	03/16/24	0.250%(A)	1 Day SONIA(2)(A)	(65,495)	(337,054)	(271,559)
GBP	90,700	03/20/24	1.013%(A)	1 Day SONIA(1)(A)	69,899	156,108	86,209
GBP	24,000	03/20/24	1.248%(A)	1 Day SONIA(1)(A)	—	4,062	4,062
GBP	565	05/08/24	0.950%(A)	1 Day SONIA(1)(A)	(17,910)	(2,836)	15,074
GBP	2,737	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(144,600)	(12,497)	132,103
GBP	5,300	03/16/27	0.500%(A)	1 Day SONIA(2)(A)	(24,606)	(198,477)	(173,871)
GBP	977	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	25,167	25,167
GBP	1,205	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(94,015)	(25,180)	68,835
GBP	247	05/08/31	1.150%(A)	1 Day SONIA(1)(A)	(10,753)	(7,939)	2,814
GBP	9,800	03/16/32	0.750%(A)	1 Day SONIA(2)(A)	6,602	(266,926)	(273,528)
GBP	6,300	09/21/32	0.750%(A)	1 Day SONIA(1)(A)	198,957	176,819	(22,138)
GBP	2,200	03/16/52	0.750%(A)	1 Day SONIA(1)(A)	(43,370)	66,844	110,214
HUF	82,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	(47,901)	(47,901)
HUF	757,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	(440,674)	(440,674)
HUF	283,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	—	(151,542)	(151,542)
JPY	90,000	06/16/22	0.000%(S)	6 Month JPY LIBOR(1)(S)	1	164	163
JPY	90,000	06/16/22	0.000%(S)	1 Day TONAR(2)(S)	175	(93)	(268)
JPY	6,590,000	06/17/22	0.000%(S)	6 Month JPY LIBOR(1)(S)	88	13,718	13,630
JPY	6,590,000	06/17/22	0.000%(S)	1 Day TONAR(2)(S)	12,765	(6,799)	(19,564)
JPY	1,580,000	06/19/22	0.000%(S)	6 Month JPY LIBOR(2)(S)	(61)	3,885	3,946
JPY	1,970,000	06/19/22	0.000%(S)	6 Month JPY LIBOR(2)(S)	(76)	4,844	4,920
JPY	490,000	06/19/22	0.000%(S)	6 Month JPY LIBOR(1)(S)	19	1,035	1,016
JPY	1,580,000	06/19/22	0.000%(S)	1 Day TONAR(1)(S)	(2,362)	(1,240)	1,122
JPY	490,000	06/19/22	0.000%(S)	1 Day TONAR(2)(S)	733	(514)	(1,247)
JPY	1,970,000	06/19/22	0.000%(S)	1 Day TONAR(1)(S)	(2,946)	2,069	5,015
JPY	490,000	06/19/24	0.000%(S)	1 Day TONAR(1)(S)	(7,396)	2,794	10,190
JPY	6,590,000	06/17/25	0.000%(S)	1 Day TONAR(1)(S)	(92,840)	62,864	155,704
JPY	2,730,000	12/15/26	0.000%(A)	1 Day TONAR(1)(A)	(25,969)	(15,871)	10,098
JPY	90,000	12/16/30	0.000%(S)	1 Day TONAR(1)(S)	4,379	7,895	3,516
JPY	220,000	08/17/31	0.000%(A)	1 Day TONAR(1)(A)	1,301	12,397	11,096
JPY	1,970,000	06/19/39	0.400%(S)	1 Day TONAR(2)(S)	455,708	214,524	(241,184)
JPY	1,500,000	06/19/49	0.500%(S)	1 Day TONAR(2)(S)	1,038	(97,936)	(98,974)
KRW	718,000	12/16/30	0.908%(Q)	3 Month KWCDC(2)(Q)	(5,111)	(48,458)	(43,347)
MXN	20,200	02/26/25	6.080%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(37,091)	(37,091)
MXN	25,300	07/07/25	4.870%(M)	28 Day Mexican Interbank Rate(2)(M)	2,818	(98,740)	(101,558)
MXN	23,870	03/19/26	6.050%(M)	28 Day Mexican Interbank Rate(2)(M)	(48)	(58,273)	(58,225)
MXN	37,800	01/12/28	5.020%(M)	28 Day Mexican Interbank Rate(2)(M)	(26)	(221,046)	(221,020)
MXN	5,400	01/03/31	5.550%(M)	28 Day Mexican Interbank Rate(2)(M)	(21)	(34,675)	(34,654)
MXN	15,060	01/13/31	5.460%(M)	28 Day Mexican Interbank Rate(2)(M)	(17)	(101,689)	(101,672)
MXN	53,700	01/15/31	5.450%(M)	28 Day Mexican Interbank Rate(2)(M)	(67)	(364,555)	(364,488)
MXN	14,440	01/03/33	5.715%(M)	28 Day Mexican Interbank Rate(2)(M)	(22)	(102,393)	(102,371)
MXN	4,050	12/28/35	6.000%(M)	28 Day Mexican Interbank Rate(2)(M)	(26)	(31,006)	(30,980)
NOK	9,200	11/12/24	1.993%(A)	6 Month NIBOR(1)(S)	(4,815)	(8,832)	(4,017)
NOK	13,200	03/18/25	1.635%(A)	6 Month NIBOR(1)(S)	—	(11,002)	(11,002)
NZD	20,500	11/01/23	3.000%(S)	3 Month BBR(2)(Q)	6,549	61,956	55,407
NZD	19,300	12/15/23	3.000%(S)	3 Month BBR(2)(Q)	(4,743)	51,722	56,465
NZD	750	03/17/24	0.528%(S)	3 Month BBR(2)(Q)	(28)	(18,195)	(18,167)
NZD	3,300	03/21/28	3.250%(S)	3 Month BBR(1)(Q)	7,471	(107,616)	(115,087)
NZD	1,800	02/14/30	1.523%(S)	3 Month BBR(2)(Q)	—	(93,377)	(93,377)
NZD	900	01/19/31	1.090%(S)	3 Month BBR(2)(Q)	—	(74,900)	(74,900)
NZD	3,360	01/19/31	1.096%(S)	3 Month BBR(2)(Q)	1,495	(278,396)	(279,891)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
NZD	1,070	01/26/31	1.098%(S)	3 Month BBR(2)(Q)	$—	$(88,788)	$(88,788)
NZD	1,665	03/22/31	1.920%(S)	3 Month BBR(2)(Q)	—	(61,185)	(61,185)
PLN	780	01/19/31	1.200%(A)	6 Month WIBOR(2)(S)	399	(32,723)	(33,122)
PLN	12,320	01/21/31	1.170%(A)	6 Month WIBOR(2)(S)	(10,505)	(524,737)	(514,232)
PLN	4,400	03/16/31	1.760%(A)	6 Month WIBOR(2)(S)	2,995	(132,865)	(135,860)
PLN	1,390	08/02/31	1.650%(A)	6 Month WIBOR(2)(S)	(1,127)	(50,139)	(49,012)
SEK	23,000	06/19/24	0.500%(A)	3 Month STIBOR(2)(Q)	25,767	14,255	(11,512)
SGD	2,700	09/15/31	1.250%(S)	1 Day SORA(1)(S)	(13,386)	25,764	39,150
SGD	3,600	12/15/31	1.500%(S)	1 Day SORA(1)(S)	10,441	(18,430)	(28,871)
	166,200	03/18/22	—(9)	—(9)	(319)	(70)	249
	67,500	04/26/22	—(3)	—(3)	—	(13,923)	(13,923)
	26,300	06/16/22	0.250%(S)	3 Month LIBOR(1)(Q)	(8,205)	4,325	12,530
	2,400	12/16/22	0.750%(S)	3 Month LIBOR(2)(Q)	13,093	6,086	(7,007)
	4,400	12/16/22	0.750%(S)	3 Month LIBOR(2)(Q)	21,653	11,159	(10,494)
	5,300	03/30/23	0.250%(S)	3 Month LIBOR(2)(Q)	1,240	(22,172)	(23,412)
	34,100	04/27/23	—(4)	—(4)	—	(2,378)	(2,378)
	13,850	08/21/23	1.305%(S)	3 Month LIBOR(1)(Q)	—	(177,707)	(177,707)
	6,300	12/15/23	0.250%(A)	1 Day SOFR(1)(A)	51,650	56,893	5,243
	1,200	12/15/23	0.500%(S)	3 Month LIBOR(2)(Q)	(3,877)	(9,470)	(5,593)
	83,900	12/31/23	0.768%(A)	1 Day SOFR(2)(A)	(6,467)	(78,486)	(72,019)
	7,400	03/07/24	—(5)	—(5)	—	13,060	13,060
	35,100	06/15/24	0.500%(A)	1 Day SOFR(1)(A)	333,633	343,157	9,524
	11,250	08/25/24	1.298%(S)	3 Month LIBOR(1)(Q)	—	(108,131)	(108,131)
	13,700	08/31/24	1.249%(S)	3 Month LIBOR(1)(Q)	—	(111,378)	(111,378)
	27,600	09/06/24	—(8)	—(8)	1,560	11,359	9,799
	17,700	09/27/24	—(6)	—(6)	—	2,125	2,125
	19,500	10/04/24	—(7)	—(7)	—	43,704	43,704
	2,300	04/30/25	2.710%(A)	1 Day USOIS(1)(A)	—	(172,296)	(172,296)
	5,000	12/16/25	1.000%(S)	3 Month LIBOR(2)(Q)	100,605	(52,475)	(153,080)
	3,150	03/30/26	0.400%(S)	3 Month LIBOR(1)(Q)	38,700	115,272	76,572
	3,420	06/16/26	0.500%(S)	3 Month LIBOR(1)(Q)	86,656	122,203	35,547
	6,450	06/16/26	0.500%(S)	3 Month LIBOR(2)(Q)	(119,051)	(230,472)	(111,421)
	5,200	12/15/26	1.000%(A)	1 Day SOFR(2)(A)	(34,912)	(25,486)	9,426
	77,200	12/15/26	1.250%(S)	3 Month LIBOR(1)(Q)	(808,987)	367,892	1,176,879
	28,000	12/15/26	1.250%(S)	3 Month LIBOR(1)(Q)	(277,742)	133,432	411,174
	500	06/15/27	1.000%(A)	1 Day SOFR(2)(A)	(5,271)	(5,638)	(367)
	6,600	06/15/27	1.000%(A)	1 Day SOFR(2)(A)	(61,978)	(74,429)	(12,451)
	37,200	01/15/28	0.400%(S)	3 Month LIBOR(2)(Q)	(307,235)	(2,160,639)	(1,853,404)
	4,000	06/16/28	0.500%(S)	3 Month LIBOR(2)(Q)	(191,105)	(233,892)	(42,787)
	6,537	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(11,386)	(11,386)
	10,200	11/21/28	1.840%(S)	3 Month LIBOR(1)(Q)	—	(74,318)	(74,318)
	10,700	12/15/28	1.250%(A)	1 Day SOFR(2)(A)	8,685	32,989	24,304
	17,700	12/15/28	1.500%(S)	3 Month LIBOR(2)(Q)	270,990	52,993	(217,997)
	500	12/15/28	1.500%(S)	3 Month LIBOR(1)(Q)	(2,109)	(1,497)	612
	21,900	12/16/30	1.000%(S)	3 Month LIBOR(1)(Q)	(183,078)	998,131	1,181,209
	18,345	03/30/31	0.750%(S)	3 Month LIBOR(1)(Q)	115,034	1,248,354	1,133,320
	11,900	06/16/31	0.750%(S)	3 Month LIBOR(1)(Q)	831,989	855,041	23,052
	3,740	06/16/31	0.750%(S)	3 Month LIBOR(1)(Q)	355,854	268,727	(87,127)
	1,100	07/15/31	1.508%(S)	3 Month LIBOR(1)(Q)	—	(2,212)	(2,212)
	1,200	07/19/31	1.370%(S)	3 Month LIBOR(1)(Q)	—	13,396	13,396
	3,800	07/19/31	1.400%(S)	3 Month LIBOR(1)(Q)	—	31,625	31,625
	3,700	08/10/31	1.448%(S)	3 Month LIBOR(1)(Q)	—	17,949	17,949
	27,200	08/15/31	1.228%(A)	1 Day SOFR(2)(A)	(5,611)	(258,191)	(252,580)
	4,200	10/15/31	1.720%(S)	3 Month LIBOR(1)(Q)	—	(73,119)	(73,119)
	1,700	12/15/31	1.500%(A)	1 Day SOFR(2)(A)	25,733	31,482	5,749
	5,300	12/15/31	1.500%(A)	1 Day SOFR(2)(A)	169,448	98,151	(71,297)
	1,800	12/15/31	1.750%(S)	3 Month LIBOR(1)(Q)	(52,515)	(31,052)	21,463
	34,600	12/15/31	1.750%(S)	3 Month LIBOR(2)(Q)	783,356	596,892	(186,464)
	9,200	06/15/32	1.250%(A)	1 Day SOFR(2)(A)	(90,018)	(116,564)	(26,546)

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	3,100	06/09/41	1.250%(S)	3 Month LIBOR(1)(Q)	$47,540	$262,409	$214,869
	3,000	12/16/50	1.250%(S)	3 Month LIBOR(1)(Q)	215,492	339,467	123,975
	1,200	12/16/50	1.250%(S)	3 Month LIBOR(2)(Q)	(86,069)	(135,787)	(49,718)
	3,100	02/02/51	1.460%(S)	3 Month LIBOR(2)(Q)	—	(180,647)	(180,647)
	7,900	03/30/51	1.150%(S)	3 Month LIBOR(1)(Q)	239,999	1,065,627	825,628
	1,300	06/15/51	1.940%(S)	3 Month LIBOR(1)(Q)	—	(66,963)	(66,963)
	2,200	06/16/51	1.250%(S)	3 Month LIBOR(1)(Q)	409,990	250,731	(159,259)
	1,400	06/16/51	1.250%(S)	3 Month LIBOR(2)(Q)	(243,578)	(159,557)	84,021
	900	06/22/51	1.935%(S)	3 Month LIBOR(1)(Q)	—	(45,010)	(45,010)
	1,400	06/23/51	1.968%(S)	3 Month LIBOR(1)(Q)	—	(81,014)	(81,014)
	700	10/27/51	1.665%(S)	3 Month LIBOR(1)(Q)	—	8,286	8,286
	100	12/15/51	1.750%(A)	1 Day SOFR(1)(A)	(7,630)	(7,294)	336
	300	12/15/51	2.000%(S)	3 Month LIBOR(1)(Q)	(27,654)	(20,276)	7,378
	10,300	12/15/51	2.000%(S)	3 Month LIBOR(2)(Q)	780,870	696,155	(84,715)
	1,500	12/23/51	2.090%(S)	3 Month LIBOR(1)(Q)	—	(133,676)	(133,676)
	700	01/27/52	1.620%(S)	3 Month LIBOR(1)(Q)	—	18,408	18,408
	1,700	06/15/52	1.500%(A)	1 Day SOFR(2)(A)	31,073	9,545	(21,528)
	600	06/15/52	1.500%(A)	1 Day SOFR(2)(A)	4,882	3,369	(1,513)
	2,100	11/21/53	1.888%(S)	3 Month LIBOR(2)(Q)	—	56,411	56,411
ZAR	28,300	06/20/23	7.250%(Q)	3 Month JIBAR(2)(Q)	1,211	56,782	55,571
ZAR	16,300	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(835)	30,733	31,568
ZAR	29,900	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(7,640)	53,736	61,376
ZAR	15,800	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	357	35,800	35,443
ZAR	17,300	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(133)	52,672	52,805
ZAR	11,500	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(92)	37,768	37,860
ZAR	12,200	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(207)	116,565	116,772
ZAR	6,500	06/12/30	7.250%(Q)	3 Month JIBAR(2)(Q)	(548)	3,233	3,781
ZAR	46,600	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(1,119)	(1,372)	(253)
ZAR	29,400	01/15/31	6.765%(Q)	3 Month JIBAR(2)(Q)	(39,843)	(50,308)	(10,465)
ZAR	15,200	03/18/31	7.660%(Q)	3 Month JIBAR(2)(Q)	8,435	25,008	16,573
ZAR	9,900	10/28/31	7.780%(Q)	3 Month JIBAR(2)(Q)	(2,130)	21,514	23,644

					$2,753,298	$(5,233,744)	$(7,987,042)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
KRW9,000,000	03/20/29	1.788%(Q)	3 Month KWCDC(2)(Q)	$(23,272)	$(20,463)	$(2,809)	Bank of America, N.A.
MYR 20,900	06/16/31	3.000%(Q)	3 Month KLIBOR(1)(Q)	119,035	(12,431)	131,466	BNP Paribas S.A.
MYR 10,600	06/16/31	3.000%(Q)	3 Month KLIBOR(1)(Q)	60,372	1,051	59,321	Citibank, N.A.

				$156,135	$(31,843)	$187,978

(1)  The Portfolio pays the fixed rate and receives the floating rate.

(2)  The Portfolio pays the floating rate and receives the fixed rate.

(3)  The Portfolio pays the floating rate of 1 Month LIBOR plus 8.375 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(4)  The Portfolio pays the floating rate of 1 Month LIBOR plus 7.25 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(5)  The Portfolio pays the floating rate of 1 Month LIBOR plus 7.00 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(6)  The Portfolio pays the floating rate of 1 Month LIBOR plus 10.50 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(7)  The Portfolio pays the floating rate of 1 Month LIBOR plus 10.20 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(8)  The Portfolio pays the floating rate of 1 Month LIBOR plus 8.80 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(9)  The Portfolio pays the floating rate of 1 Month LIBOR plus 9.13 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Total return swap agreements outstanding at December 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Bloomberg Commodity Index 1-Month Forward Total Return(M)	+12bps(M)	BNP Paribas S.A.	2/15/22	3,808	$(264)	$—	$(264)
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +17bps(M)	Societe Generale Paris	2/15/22	3,616	138,117	—	138,117
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +21bps(M)	Merrill Lynch International	2/15/22	14,611	557,807	—	557,807
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +21bps(M)	Citibank, N.A.	2/15/22	22,418	855,872	—	855,872
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +21bps(M)	BNP Paribas S.A.	2/15/22	22,849	872,330	—	872,330
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +22bps(M)	Goldman Sachs International	2/15/22	11,081	422,992	—	422,992
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +22bps(M)	JPMorgan Chase Bank, N.A.	2/15/22	46,758	1,784,932	—	1,784,932
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +23bps(M)	BNP Paribas S.A.	2/15/22	4,943	188,603	—	188,603
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +23bps(M)	Goldman Sachs International	2/15/22	36,028	1,374,713	—	1,374,713
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +23bps(M)	BNP Paribas S.A.	2/15/22	119,434	4,557,238	—	4,557,238
Bloomberg Commodity Index(T)	–	Goldman Sachs International	1/14/22	138	30,413	—	30,413
Bloomberg Commodity Index(T)	–	JPMorgan Chase Bank, N.A.	1/18/22	171	39,968	—	39,968
Bloomberg Commodity Index(T)	–	BNP Paribas S.A.	2/18/22	(2,023)	59,022	—	59,022
Bloomberg Commodity Index(T)	–	UBS AG Stamford	3/02/22	135	21,511	—	21,511
Bloomberg Commodity Index(T)	–	Morgan Stanley Capital Services LLC	3/02/22	434	70,027	—	70,027
CBOE SKEW Index(M)	+25bps(M)	Goldman Sachs International	2/15/22	5,464	272,444	—	272,444
Citigroup Civics 3 Total Return Index(M)	3 Month U.S. Treasury Bill +19bps(M)	Citibank, N.A.	2/15/22	48,478	1,872,801	—	1,872,801
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +31bps(M)	Morgan Stanley &Co. International PLC	5/04/22	1,057	(12)	—	(12)
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +36bps(M)	Citibank, N.A.	5/11/22	64,279	(29,433)	—	(29,433)
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +37bps(M)	UBS AG London	8/24/22	5,761	(2,171)	—	(2,171)
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +36bps(M)	JPMorgan Chase Bank, N.A.	10/05/22	33,450	(431)	—	(431)
Dow Jones Wishire REIT Total Return Index(M)	1 Day USOIS +48bps(M)	JPMorgan Chase Bank, N.A.	10/12/22	4,645	(1,301)	—	(1,301)

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Total return swap agreements outstanding at December 31, 2021 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
European Refined Margin, fixed price $5.82(T)(3)	–	BNP Paribas S.A.	3/31/22	11	$28,578	$4,900	$23,678
European Refined Margin, fixed price $5.85(T)(3)	–	JPMorgan Chase Bank, N.A.	3/31/22	(3)	(8,075)	—	(8,075)
European Refined Margin, fixed price $6.20(T)(3)	–	Morgan Stanley Capital Services LLC	6/30/22	2	5,097	—	5,097
European Refined Margin, fixed price $6.21(T)(3)	–	Morgan Stanley Capital Services LLC	6/30/22	2	6,772	—	6,772
European Refined Margin, fixed price $7.94(T)(3)	–	Goldman Sachs International	12/31/23	4	1,038	—	1,038
European Refined Margin, fixed price $8.00(T)(3)	–	Morgan Stanley Capital Services LLC	12/31/23	2	550	—	550
European Refined Margin, fixed price $8.03(T)(3)	–	JPMorgan Chase Bank, N.A.	12/31/23	2	479	—	479
iBoxx USD Investment Grade Index(T)	3 Month LIBOR(Q)	Goldman Sachs International	6/20/22	(18,800)	27,790	—	27,790
iBoxx USD Investment Grade Index(T)	3 Month LIBOR(Q)	BNP Paribas S.A.	9/20/22	(16,900)	75,412	—	75,412
JPMorgan Custom Commodity Index(M)	–	JPMorgan Chase Bank, N.A.	2/15/22	11,617	602,789	—	602,789
JPMorgan Custom Commodity Index(M)	–	JPMorgan Chase Bank, N.A.	12/30/22	6,380	—	—	—
LLSCO, fixed price $(2.10)(T)(3)	–	Morgan Stanley Capital Services LLC	12/31/22	(4)	2,575	—	2,575
LLSCO, fixed price $(2.10)(T)(3)	–	Morgan Stanley Capital Services LLC	12/31/22	(4)	2,575	—	2,575
LLSCO, fixed price $(2.50)(T)(3)	–	Morgan Stanley Capital Services LLC	12/31/22	(2)	2,675	—	2,675
LLSMEH, fixed price $1.00(T)(3)	–	Goldman Sachs International	6/30/22	(3)	1,937	—	1,937
LLSMEH, fixed price $1.00(T)(3)	–	Goldman Sachs International	12/31/22	(2)	1,314	—	1,314
LLSMEH, fixed price $1.00(T)(3)	–	Goldman Sachs International	12/31/22	(1)	825	—	825
LLSMEH, fixed price $1.05(T)(3)	–	JPMorgan Chase Bank, N.A.	6/30/22	(1)	417	—	417
London Gold Market Fixing Ltd. PM, pay fixed price $1863.53(T)(3)	–	Merrill Lynch International	1/28/22	1	(39,893)	—	(39,893)
London Gold Market Fixing Ltd. PM, pay starting fixed price £341.10(T)(3)	–	Morgan Stanley Capital Services LLC	2/28/22	GBP 140	—	—	—
London Gold Market Fixing Ltd. PM, pay starting fixed price €136.30(T)(3)	–	Morgan Stanley Capital Services LLC	2/28/22	EUR (4)	—	—	—
London Gold Market Fixing Ltd. PM, pay strike 4.347%(T)(4)	–	JPMorgan Chase Bank, N.A.	3/04/22	6,919	159,958	—	159,958
London Gold Market Fixing Ltd. PM, pay strike 5.153%(T)(4)	–	UBS AG Stamford	12/05/22	441	9,608	—	9,608
London Gold Market Fixing Ltd. PM, pay strike 6.970%(T)(4)	–	JPMorgan Chase Bank, N.A.	8/02/24	138	3,475	—	3,475

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Total return swap agreements outstanding at December 31, 2021 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
MEHCO, fixed price $(2.28)(T)(3)	–	Morgan Stanley Capital Services LLC	12/31/22	(4)	$2,106	$—	$2,106
MEHCO, fixed price $(2.30)(T)(3)	–	JPMorgan Chase Bank, N.A.	12/31/22	(4)	2,178	—	2,178
MEHCO, fixed price $(2.30)(T)(3)	–	Morgan Stanley Capital Services LLC	12/31/22	(1)	726	—	726
MEHCO, fixed price $(2.33)(T)(3)	–	Morgan Stanley Capital Services LLC	12/31/22	(2)	1,524	—	1,524
MEHCO, fixed price $(2.35)(T)(3)	–	Morgan Stanley Capital Services LLC	12/31/22	(1)	786	—	786
MEHCO, fixed price $(2.36)(T)(3)	–	Morgan Stanley Capital Services LLC	12/31/22	(1)	798	—	798
MEHCO, fixed price $(2.68)(T)(3)	–	Morgan Stanley Capital Services LLC	12/31/22	(1)	1,181	—	1,181
MEHCO, fixed price $(2.82)(T)(3)	–	JPMorgan Chase Bank, N.A.	12/31/22	(7)	8,093	(14)	8,107
PIMCO Custom Commodity Basket Index(M)	–	Canadian Imperial Bank of Commerce	2/15/22	10,445	524,154	—	524,154
TTF-NBP Spread, fixed price $(1.44)(T)(3)	–	Morgan Stanley Capital Services LLC	9/30/22	GBP 183	8,620	—	8,620
TTF-NBP Spread, fixed price $(10.10)(T)(3)	–	JPMorgan Chase Bank, N.A.	1/31/22	GBP (62)	(11,573)	—	(11,573)
TTF-NBP Spread, fixed price $(4.00)(T)(3)	–	Morgan Stanley Capital Services LLC	3/31/22	GBP 90	7,419	—	7,419
TTF-NBP Spread, fixed price $(4.05)(T)(3)	–	Morgan Stanley Capital Services LLC	3/31/22	GBP 90	7,480	—	7,480
TTF-NBP Spread, fixed price $(4.12)(T)(3)	–	Morgan Stanley Capital Services LLC	3/31/22	GBP 90	7,565	—	7,565
TTF-NBP Spread, fixed price $(4.30)(T)(3)	–	Morgan Stanley Capital Services LLC	3/31/22	GBP 90	7,784	—	7,784
TTF-NBP Spread, fixed price $(4.35)(T)(3)	–	Morgan Stanley Capital Services LLC	3/31/22	GBP 90	7,845	—	7,845
TTF-NBP Spread, fixed price $(5.00)(T)(3)	–	Morgan Stanley Capital Services LLC	3/31/22	GBP 450	43,185	—	43,185
TTF-NBP Spread, fixed price $(5.15)(T)(3)	–	Morgan Stanley Capital Services LLC	3/31/22	GBP 225	22,049	—	22,049
TTF-NBP Spread, fixed price $(5.36)(T)(3)	–	Morgan Stanley Capital Services LLC	3/31/22	GBP 315	31,764	—	31,764

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Total return swap agreements outstanding at December 31, 2021 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
U.S. Treasury Bond(T)	1Day USOIS +4.50bps(T)	Goldman Sachs International	2/03/22	2,737	$10,114	$—	$10,114

					$14,654,872	$4,886	$14,649,986

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).
(3)

Commodity Forward Swap. Notional amount represents the number of units of the underlying commodity. Fixed price represents the fixed amount per underlying contract used to determine net settlement amount.

(4)	Variance Swap. The Portfolio receives the strike and pays the volatility when long on the contract, and pays the strike and receives the volatility when short on the contract.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$29,660	$(813,716)	$15,334,795	$(365,484)

Reverse repurchase agreements outstanding at December 31, 2021:

Broker	Interest Rate	Trade Date	Cost	Maturity Date	Value at December 31, 2021

Barclays Bank PLC	(0.620)%	12/08/21	$4,007,363	02/14/22	$4,025,928
Barclays Bank PLC	(0.620)%	12/08/21	2,514,679	02/14/22	2,526,329
Barclays Bank PLC	(0.610)%	12/08/21	2,468,480	02/14/22	2,479,916
Morgan Stanley & Co. International PLC	(0.730)%	12/08/21	1,048,831	02/14/22	1,053,690
Morgan Stanley & Co. International PLC	(0.720)%	11/18/21	9,023,865	02/14/22	9,052,889
Morgan Stanley & Co. International PLC	(0.710)%	12/08/21	700,998	02/14/22	704,245
Morgan Stanley & Co. International PLC	(0.710)%	12/08/21	1,743,832	02/14/22	1,751,910
Morgan Stanley & Co. International PLC	(0.650)%	12/08/21	779,896	02/14/22	783,509

			$22,287,944		$22,378,416

During the reporting period ended December 31, 2021, Advanced Strategies held reverse repurchase agreements the entire period with an average value of $22,252,561 and a daily weighted average interest rate of 0.59%. In addition, sovereign bonds with a market value of $21,568,048 have been segregated as collateral to cover the requirement for the reverse repurchase agreement outstanding at period end.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$106,000	$7,780,284
Credit Suisse Securities (USA) LLC	234,000	—
Goldman Sachs & Co. LLC	5,084,780	49,432,382
Morgan Stanley & Co. LLC	3,685,000	26,208,666

Total	$9,109,780	$83,421,332

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$233,420,651	$—	$—
Common Stocks	2,776,938,067	1,274,971,668	—
Exchange-Traded Funds	484,671,580	—	—
Preferred Stocks	8,053,535	2,615,399	—
Warrants	—	—	1,235
Asset-Backed Securities
Automobiles	—	11,654,021	—
Collateralized Loan Obligations	—	150,429,902	—
Consumer Loans	—	9,825,751	—
Credit Cards	—	2,547,707	—
Home Equity Loans	—	28,371,734	—
Other	—	3,868,440	—
Residential Mortgage-Backed Securities	—	65,892,430	—
Student Loans	—	7,226,012	—
Bank Loans	—	6,038,361	—
Commercial Mortgage-Backed Securities	—	127,722,757	—
Corporate Bonds	—	724,417,909	—
Municipal Bonds	—	20,627,426	—
Residential Mortgage-Backed Securities	—	183,304,697	17,905,583
Sovereign Bonds	—	406,200,295	—
U.S. Government Agency Obligations	—	164,863,234	—
U.S. Treasury Obligations	—	1,169,314,100	—
Short-Term Investments
Affiliated Mutual Funds	1,572,469,599	—	—
Foreign Treasury Obligations	—	9,745,371	—
Repurchase Agreement	—	15,500,000	—
U.S. Government Agency Obligations	—	11,099,108	—
U.S. Treasury Obligations	—	63,373,906	—
Options Purchased	16,082	74,905,513	—

Total	$5,075,569,514	$4,534,515,741	$17,906,818

Liabilities
Options Written	$(29,760)	$(4,727,513)	$(15,109)

Other Financial Instruments*
Assets
Financial Futures Contracts	$20,007,440	$—	$—
Commodity Futures Contracts	3,880,482	—	—
OTC Forward Foreign Currency Exchange Contracts	—	4,314,519	—
Centrally Cleared Credit Default Swap Agreements	—	376,108	—
OTC Credit Default Swap Agreements	—	54,228	4,505
OTC Currency Swap Agreements	—	13,719	—
Centrally Cleared Inflation Swap Agreements	—	4,233,371	—
Centrally Cleared Interest Rate Swap Agreements	—	9,903,809	—
OTC Interest Rate Swap Agreements	—	179,407	—
OTC Total Return Swap Agreements	—	14,748,025	—

Total	$23,887,922	$33,823,186	$4,505

Liabilities
Forward Commitment Contracts	$—	$(142,314,730)	$—
Financial Futures Contracts	(2,501,255)	—	—
Commodity Futures Contracts	(2,223,409)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
OTC Forward Foreign Currency Exchange Contracts	$—	$(6,766,951)	$—
Centrally Cleared Credit Default Swap Agreements	—	(775,410)	—
OTC Credit Default Swap Agreements	—	(698,204)	—
Centrally Cleared Inflation Swap Agreements	—	(13,869,768)	—
Centrally Cleared Interest Rate Swap Agreements	—	(17,890,851)	—
OTC Interest Rate Swap Agreement	—	(23,272)	—
OTC Total Return Swap Agreements	—	(93,153)	—

Total	$(4,724,664)	$(182,432,339)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (4.2% represents investments purchased with collateral from securities on loan)	21.0%
U.S. Treasury Obligations	14.3
Exchange-Traded Funds	5.6
Banks	5.5
Sovereign Bonds	4.7
Software	3.7
Equity Real Estate Investment Trusts (REITs)	3.5
Residential Mortgage-Backed Securities	3.1
Pharmaceuticals	2.8
Semiconductors & Semiconductor Equipment	2.6
Health Care Equipment & Supplies	2.2
U.S. Government Agency Obligations	2.0
Insurance	2.0
Interactive Media & Services	2.0
Collateralized Loan Obligations	1.8
IT Services	1.7
Capital Markets	1.5
Oil, Gas & Consumable Fuels	1.5
Commercial Mortgage-Backed Securities	1.5
Machinery	1.4
Aerospace & Defense	1.2
Chemicals	1.2
Internet & Direct Marketing Retail	1.1
Life Sciences Tools & Services	1.1
Options Purchased	0.9
Electric Utilities	0.9
Diversified Financial Services	0.9
Industrial Conglomerates	0.8
Air Freight & Logistics	0.8
Oil & Gas	0.8
Hotels, Restaurants & Leisure	0.8
Biotechnology	0.7
Electronic Equipment, Instruments & Components	0.7
Health Care Providers & Services	0.7
Media	0.6
Food & Staples Retailing	0.6
Entertainment	0.6
Commercial Services & Supplies	0.6
Beverages	0.5

Food Products	0.5%
Building Products	0.5
Textiles, Apparel & Luxury Goods	0.5
Automobiles	0.4
Multi-Utilities	0.4
Professional Services	0.4
Airlines	0.4
Metals & Mining	0.4
Personal Products	0.4
Specialty Retail	0.4
Communications Equipment	0.4
Electric	0.4
Pipelines	0.4
Trading Companies & Distributors	0.4
Home Equity Loans	0.3
Containers & Packaging	0.3
Tobacco	0.3
Household Products	0.3
Telecommunications	0.3
Diversified Telecommunication Services	0.3
Municipal Bonds	0.2
Auto Manufacturers	0.2
Road & Rail	0.2
Auto Components	0.2
Health Care Technology	0.2
Real Estate Investment Trusts (REITs)	0.2
Construction & Engineering	0.2
Repurchase Agreement	0.2
Household Durables	0.2
Thrifts & Mortgage Finance	0.2
Electrical Equipment	0.1
Multiline Retail	0.1
Energy Equipment & Services	0.1
Consumer Loans	0.1
Foreign Treasury Obligations	0.1
Healthcare-Services	0.1
Construction Materials	0.1
Foods	0.1
Marine	0.1
Wireless Telecommunication Services	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification (continued):

Commercial Services	0.1%
Retail	0.1
Real Estate Management & Development	0.1
Mining	0.1
Semiconductors	0.1
Student Loans	0.1
Healthcare-Products	0.1
Internet	0.1
Miscellaneous Manufacturing	0.1
Transportation	0.1
Real Estate	0.1
Other	0.1
Auto Parts & Equipment	0.0	*
Savings & Loans	0.0	*
Trucking & Leasing	0.0	*
Gas Utilities	0.0	*
Gas	0.0	*
Lodging	0.0	*
Credit Cards	0.0	*

Multi-National	0.0	*%
Technology Hardware, Storage & Peripherals	0.0	*
Transportation Infrastructure	0.0	*
Home Builders	0.0	*
Paper & Forest Products	0.0	*
Building Materials	0.0	*
Computers	0.0	*
Consumer Finance	0.0	*
Engineering & Construction	0.0	*
Housewares	0.0	*
Oil & Gas Services	0.0	*

	111.8
Options Written	(0.0	)*
Liabilities in excess of other assets	(11.8)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$3,880,482	*	Due from/to broker-variation margin futures	$2,223,409	*
Commodity contracts	Premiums paid for OTC swap agreements	4,900		Premiums received for OTC swap agreements	14
Commodity contracts	—	—		Options written outstanding, at value	346,482
Commodity contracts	Unrealized appreciation on OTC swap agreements	14,629,823		Unrealized depreciation on OTC swap agreements	59,805
Credit contracts	Due from/to broker-variation margin swaps	376,108	*	Due from/to broker-variation margin swaps	775,410	*
Credit contracts	Premiums paid for OTC swap agreements	23,709		Premiums received for OTC swap agreements	780,808
Credit contracts	Unaffiliated investments	163,555		Options written outstanding, at value	1,030,651
Credit contracts	Unrealized appreciation on OTC swap agreements	387,150		Unrealized depreciation on OTC swap agreements	269,522
Equity contracts	Due from/to broker-variation margin futures	12,826,336	*	Due from/to broker-variation margin futures	594,307	*
Equity contracts	Unaffiliated investments	72,729,330		—	—
Equity contracts	—	—		Unrealized depreciation on OTC swap agreements	33,348
Foreign exchange contracts		—		Options written outstanding, at value	40,383
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,314,519		Unrealized depreciation on OTC forward foreign currency exchange contracts	6,766,951

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$7,181,104	*	Due from/to broker-variation margin futures	$1,906,948	*
Interest rate contracts	Due from/to broker-variation margin swaps	14,137,180	*	Due from/to broker-variation margin swaps	31,760,619	*
Interest rate contracts	Premiums paid for OTC swap agreements	1,051		Premiums received for OTC swap agreements	32,894
Interest rate contracts	Unaffiliated investments	2,028,710		Options written outstanding, at value	3,354,866
Interest rate contracts	Unrealized appreciation on OTC swap agreements	317,822		Unrealized depreciation on OTC swap agreements	2,809

		$133,001,779			$49,979,226

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$(37,298)	$(1,392,094)	$(2,332,112)	$—	$68,685,875
Credit contracts	(309,656)	1,009,243	—	—	(1,744,107)
Equity contracts	—	—	183,287,037	—	51,537,109
Foreign exchange contracts	(162,527)	256,819	—	11,632,852	—
Interest rate contracts	9,758	2,407,964	(20,887,761)	—	1,062,141

Total	$(499,723)	$2,281,932	$160,067,164	$11,632,852	$119,541,018

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$—	$463,720	$585,599	$—	$6,246,152
Credit contracts	(282,606)	(481,425)	—	—	33,842
Equity contracts	5,055,201	—	(5,826,360)	—	3,049
Foreign exchange contracts	160,817	(19,858)	—	6,534,835	—
Interest rate contracts	1,028,028	(2,283,095)	6,212,063	—	(21,229,306)

Total	$5,961,440	$(2,320,658)	$971,302	$6,534,835	$(14,946,263)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$15,035,233	$796,874,883	$2,032,201,308	$1,011,156,525	$224,653,115

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$890,765,196	$1,647,013,712	$201,477,988

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$102,285,336	$11,109,000	$517,798,413	$246,301,769

(1)  Cost.

(2)  Notional Amount in USD.

(3)  Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	N/A	$352,544,838	$(352,544,838)	$—
Repurchase Agreement	Goldman Sachs & Co. LLC	15,500,000	(15,500,000)	—
Reverse Repurchase Agreements	Barclays Bank PLC	(9,032,173)	8,808,762	(223,411)
Reverse Repurchase Agreements	Morgan Stanley & Co. International PLC	(13,346,243)	12,759,286	(586,957)

		$345,666,422

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.(3)	$6,644	$(1,556)	$5,088	$(5,088)	$—
Bank of America, N.A.(4-a)	558	(282,438)	(281,880)	—	(281,880)
Bank of America, N.A.(4-b)	—	(53,104)	(53,104)	472	(52,632)
Barclays Bank PLC(3)	36,273	(83,790)	(47,517)	—	(47,517)
Barclays Bank PLC(4-a)	—	(353,910)	(353,910)	154,970	(198,940)
Barclays Bank PLC(4-b)	226,793	(313,050)	(86,257)	64,966	(21,291)
BNP Paribas S.A.(3)	16,761	(584,772)	(568,011)	458,460	(109,551)
BNP Paribas S.A.(4-a)	496,088	(2,158,860)	(1,662,772)	1,147,176	(515,596)
BNP Paribas S.A.(4-b)	6,552,800	(1,879,178)	4,673,622	(4,673,622)	—
Canadian Imperial Bank of Commerce(4-b)	524,154	—	524,154	(370,000)	154,154
Citibank, N.A.(3)	42,299	(77,173)	(34,874)	—	(34,874)
Citibank, N.A.(4-a)	1,559,257	(543,948)	1,015,309	(1,015,309)	—
Citibank, N.A.(4-b)	3,101,944	(73,725)	3,028,219	(3,028,219)	—
Credit Suisse International(3)	8,177	—	8,177	—	8,177
Deutsche Bank AG(3)	23,992	(33,713)	(9,721)	—	(9,721)
Deutsche Bank AG(4-a)	3,243	(139,078)	(135,835)	—	(135,835)
Deutsche Bank AG(4-b)	546,351	(531,696)	14,655	—	14,655
Goldman Sachs Bank USA(4-a)	113,278	(600,805)	(487,527)	487,527	—
Goldman Sachs Bank USA(4-b)	61,423	(150,115)	(88,692)	—	(88,692)
Goldman Sachs International(3)	41,056	(92,331)	(51,275)	—	(51,275)
Goldman Sachs International(4-a)	52,948	(143,390)	(90,442)	—	(90,442)
Goldman Sachs International(4-b)	2,161,166	(147,835)	2,013,331	(2,013,331)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
HSBC Bank PLC(3)	$—	$(152,214)	$(152,214)	$—	$(152,214)
HSBC Bank USA, N.A.(4-a)	19,746	(342,315)	(322,569)	227,115	(95,454)
HSBC Bank USA, N.A.(4-b)	123,663	(72,001)	51,662	—	51,662
JPMorgan Chase Bank, N.A.(3)	68,241	(6,693)	61,548	—	61,548
JPMorgan Chase Bank, N.A.(4-a)	37,670	(233,109)	(195,439)	144,454	(50,985)
JPMorgan Chase Bank, N.A.(4-b)	2,617,978	(96,154)	2,521,824	(2,521,824)	—
Merrill Lynch International(4-b)	601,264	(79,201)	522,063	(522,063)	—
Morgan Stanley & Co. International PLC(3)	158,847	(216,660)	(57,813)	57,813	—
Morgan Stanley & Co. International PLC(4-a)	830,742	(155,752)	674,990	(674,990)	—
Morgan Stanley & Co. International PLC(4-b)	756,565	(57,010)	699,555	(699,555)	—
Morgan Stanley Capital Services LLC(4-a)	28,282	(75,263)	(46,981)	46,981	—
Morgan Stanley Capital Services LLC(4-b)	582,417	(434,178)	148,239	(148,239)	—
NatWest Markets PLC(4-a)	2,633	(543,113)	(540,480)	540,480	—
Societe Generale Paris(4-b)	138,117	—	138,117	—	138,117
Standard Chartered Bank, London(4-a)	271,193	(1,088,239)	(817,046)	393,687	(423,359)
Standard Chartered Bank, London(4-b)	22,576	(820,363)	(797,787)	396,334	(401,453)
The Toronto-Dominion Bank(3)	—	(380)	(380)	—	(380)
UBS AG London(4-b)	—	(2,171)	(2,171)	—	(2,171)
UBS AG Stamford(4-a)	1,792	(5,069)	(3,277)	—	(3,277)
UBS AG Stamford(4-b)	31,119	(77,314)	(46,195)	—	(46,195)

	$21,868,050	$(12,701,666)	$9,166,384	$(11,551,805)	$(2,385,421)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

(3)     PGIM Fixed Income (Core Plus)

(4-a)  PIMCO (International Hedge)

(4-b)  PIMCO (Real Return)

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $352,544,838:
Unaffiliated investments (cost $6,603,089,146)	$7,822,101,823
Affiliated investments (cost $1,710,370,004)	1,805,890,250
Foreign currency, at value (cost $18,972,511)	18,991,328
Cash	609,687
Receivable for investments sold	525,764,033
Dividends and interest receivable	19,550,394
Unrealized appreciation on OTC swap agreements	15,334,795
Deposit with broker for centrally cleared/exchange-traded derivatives	9,109,780
Tax reclaim receivable	7,441,500
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,314,519
Due from broker-variation margin swaps	2,426,505
Due from broker-variation margin futures	334,500
Receivable for Portfolio shares sold	71,143
Premiums paid for OTC swap agreements	29,660
Receivable from affiliate	12,753
Prepaid expenses	62,752

Total Assets	10,232,045,422

LIABILITIES
Payable for investments purchased	1,043,396,341
Payable to broker for collateral for securities on loan	359,894,777
Forward commitment contracts, at value (proceeds receivable $142,385,887)	142,314,730
Cash segregated from counterparty — OTC	29,324,715
Reverse repurchase agreements	22,378,416
Unrealized depreciation on OTC forward foreign currency exchange contracts	6,766,951
Options written outstanding, at value (premiums received $3,231,269)	4,772,382
Payable for Portfolio shares purchased	3,445,430
Payable to affiliate	2,601,770
Management fee payable	2,412,473
Due to broker-variation margin futures	1,662,124
Accrued expenses and other liabilities	1,080,466
Foreign capital gains tax liability accrued	896,089
Premiums received for OTC swap agreements	813,716
Unrealized depreciation on OTC swap agreements	365,484
Distribution fee payable	229,885
Trustees’ fees payable	3,770
Affiliated transfer agent fee payable	451

Total Liabilities	1,622,359,970

NET ASSETS	$8,609,685,452

Net assets were comprised of:
Partners’ Equity	$8,609,685,452

Net asset value and redemption price per share, $8,609,685,452 / 315,955,139 outstanding shares of beneficial interest	$27.25

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $70,844 foreign withholding tax)	$84,642,976
Unaffiliated dividend income (net of $4,863,919 foreign withholding tax, of which $630,173 is reimbursable by an affiliate)	80,598,534
Affiliated dividend income	1,654,853
Income from securities lending, net (including affiliated income of $141,445)	699,206

Total income	167,595,569

EXPENSES
Management fee	55,898,469
Distribution fee	21,176,317
Custodian and accounting fees	1,089,492
Trustees’ fees	119,470
Audit fee	92,700
Legal fees and expenses	57,651
Shareholders’ reports	22,259
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	184,252

Total expenses	78,648,033
Less: Fee waiver and/or expense reimbursement	(3,854,968)

Net expenses	74,793,065

NET INVESTMENT INCOME (LOSS)	92,802,504

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $38,602,474) (net of foreign capital gains taxes $(83,328))	676,539,527
Net capital gain distributions received	255,451
Futures transactions	160,067,164
Forward currency contract transactions	11,632,852
Options written transactions	2,281,932
Swap agreements transactions	119,541,018
Foreign currency transactions	7,510,327

977,828,271

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,889,061) (net of change in foreign capital gains taxes $(76,260))	68,878,885
Futures	971,302
Forward currency contracts	6,534,835
Options written	(2,320,658)
Swap agreements	(14,946,263)
Foreign currencies	812,593

59,930,694

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,037,758,965

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,130,561,469

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$92,802,504	$82,979,151
Net realized gain (loss) on investment and foreign currency transactions	977,572,820	521,520,976
Net capital gain distributions received	255,451	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	59,930,694	26,991,906

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,130,561,469	631,492,033

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [441,607 and 143,101,502 shares, respectively]	11,537,904	2,652,405,111
Portfolio shares purchased [44,506,326 and 188,052,098 shares, respectively]	(1,153,839,355)	(3,420,186,134)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,142,301,451)	(767,781,023)

TOTAL INCREASE (DECREASE)	(11,739,982)	(136,288,990)
NET ASSETS:
Beginning of year	8,621,425,434	8,757,714,424

End of year	$8,609,685,452	$8,621,425,434

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST ALLIANZGI WORLD TRENDS PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 94.9%
COMMON STOCKS — 61.0%
Argentina — 0.4%
MercadoLibre, Inc.*	14,567	$19,642,143

Australia — 0.8%
Aristocrat Leisure Ltd.	12,031	381,408
Aurizon Holdings Ltd.	198,779	505,527
BHP Group PLC	91,264	2,721,029
CSL Ltd.	35,334	7,476,715
Dexus, REIT	296,941	2,410,453
Domino’s Pizza Enterprises Ltd.	148,669	12,782,982
Fortescue Metals Group Ltd.	122,252	1,712,104
Harvey Norman Holdings Ltd.	213,535	767,313
Metcash Ltd.	377,487	1,237,026
Qantas Airways Ltd.*	142,488	520,710
Rio Tinto PLC	92,709	6,149,480
Sonic Healthcare Ltd.	14,779	502,045
Tabcorp Holdings Ltd.	156,725	572,559

		37,739,351

Austria — 0.1%
OMV AG	38,335	2,180,041
Raiffeisen Bank International AG	26,609	791,365
Wienerberger AG	17,226	634,224

		3,605,630

Bermuda — 0.0%
Triton International Ltd.	32,243	1,941,996

Canada — 1.8%
Alimentation Couche-Tard, Inc.	215,541	9,030,928
ARC Resources Ltd.(a)	267,994	2,436,405
B2Gold Corp.	338,047	1,330,862
Barrick Gold Corp.(a)	51,995	987,905
BCE, Inc.	46,036	2,395,058
Canadian Apartment Properties REIT, REIT	25,489	1,208,206
Canadian Natural Resources Ltd.	15,655	661,496
Canadian Pacific Railway Ltd.	504	36,258
Canadian Tire Corp. Ltd. (Class A Stock)	12,373	1,774,740
Canfor Corp.*	29,385	744,759
CCL Industries, Inc. (Class B Stock)	19,010	1,019,367
CGI, Inc.*	28,754	2,542,500
CI Financial Corp.	41,224	861,665
Cogeco Communications, Inc.	6,698	533,373
Constellation Software, Inc.	6,256	11,607,144
Dollarama, Inc.	68,115	3,409,115
Empire Co. Ltd. (Class A Stock)	48,296	1,471,464
Finning International, Inc.	6,307	158,953
FirstService Corp.	3,477	683,333
George Weston Ltd.	8,683	1,006,719
Hudbay Minerals, Inc.(a)	108,824	788,037
Hydro One Ltd., 144A	79,446	2,066,934
Kinross Gold Corp. (XTSE)	215,092	1,248,093
Kinross Gold Corp. (NYSE)(a)	215,033	1,249,342
Loblaw Cos. Ltd.	42,023	3,443,032
Magna International, Inc.	7,662	619,950
Manulife Financial Corp.	262,883	5,010,561
National Bank of Canada	24,611	1,876,347
Open Text Corp.	24,954	1,184,425

	Shares	Value

COMMON STOCKS (continued)
Canada (cont’d.)
Power Corp. of Canada	88,007	$2,908,172
Shopify, Inc. (Class A Stock) (NYSE)*	7,223	9,948,888
Shopify, Inc. (Class A Stock) (XTSE)*	4,163	5,731,970
Teck Resources Ltd. (Class B Stock)	191,476	5,514,424
Toromont Industries Ltd.	11,915	1,077,196
Yamana Gold, Inc.	224,938	946,022

		87,513,643

Chile — 0.0%
Lundin Mining Corp.	20,676	161,492

China — 0.7%
Alibaba Group Holding Ltd., ADR*(a)	84,041	9,983,230
NXP Semiconductors NV	807	183,819
Prosus NV*	75,356	6,289,223
SITC International Holdings Co. Ltd.	356,000	1,288,459
Tencent Holdings Ltd.	331,894	19,289,056

		37,033,787

Costa Rica — 0.0%
Establishment Labs Holdings, Inc.*(a)	12,009	811,688

Denmark — 1.4%
Ambu A/S (Class B Stock)(a)	626,591	16,542,072
AP Moller - Maersk A/S (Class A Stock)	494	1,645,427
AP Moller - Maersk A/S (Class B Stock)	1,127	4,043,188
Carlsberg A/S (Class B Stock)	10,761	1,860,034
Coloplast A/S (Class B Stock)	5,945	1,045,213
DSV A/S	64,204	15,002,105
Netcompany Group A/S, 144A	152,815	16,460,983
Novo Nordisk A/S (Class B Stock)	115,020	12,950,346
Pandora A/S	14,064	1,751,230
Royal Unibrew A/S	6,835	770,225

		72,070,823

Egypt — 0.0%
Centamin PLC	399,147	479,391

Finland — 0.2%
Elisa OYJ	11,601	714,135
Fortum OYJ	50,389	1,544,708
Kesko OYJ (Class B Stock)	68,326	2,279,531
Nokia OYJ*	797,536	5,027,494
Nordea Bank Abp	175,740	2,147,084

		11,712,952

France — 1.2%
AXA SA	186,517	5,569,349
BNP Paribas SA	30,856	2,134,209
Casino Guichard Perrachon SA*	21,594	568,507
Cie de Saint-Gobain	63,383	4,465,647
Cie Generale des Etablissements Michelin SCA	24,498	4,017,480
Credit Agricole SA	65,159	930,919
Hermes International	3,382	5,906,867
Ipsen SA	9,028	826,831
Klepierre SA, REIT*	25,150	596,150
La Francaise des Jeux SAEM, 144A	19,837	878,784
L’Oreal SA	11,929	5,663,463

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
France (cont’d.)
LVMH Moet Hennessy Louis Vuitton SE	15,424	$12,756,696
Orange SA	103,503	1,108,245
Sanofi	26,798	2,698,354
Sartorius Stedim Biotech	4,849	2,663,145
Societe Generale SA	18,083	622,052
TotalEnergies SE	71,620	3,640,187
Unibail-Rodamco-Westfield, REIT*	30,921	2,165,648

		57,212,533

Germany — 1.5%
adidas AG	24,352	7,008,282
Aroundtown SA	92,062	555,779
Bayerische Motoren Werke AG	32,238	3,231,808
Bechtle AG	159,250	11,417,105
Covestro AG, 144A	48,169	2,954,816
Daimler AG	13,481	1,035,767
Daimler Truck Holding AG*	18,821	691,882
Deutsche Post AG	107,554	6,900,503
Deutsche Telekom AG	286,344	5,301,623
E.ON SE	121,328	1,684,854
GRENKE AG(a)	44,644	1,556,886
Infineon Technologies AG	370,220	17,099,768
LEG Immobilien SE	11,695	1,632,718
Merck KGaA	2,823	728,893
SAP SE	19,663	2,777,535
Siemens Healthineers AG, 144A	7,196	538,335
Vonovia SE	12,950	714,211
Zalando SE, 144A*	79,825	6,452,907

		72,283,672

Hong Kong — 0.3%
AIA Group Ltd.	850,756	8,577,802
Jardine Matheson Holdings Ltd.	18,900	1,037,212
Kerry Properties Ltd.	482,500	1,256,609
Pacific Basin Shipping Ltd.	4,562,000	1,675,976
Sun Hung Kai Properties Ltd.	156,500	1,897,778
Swire Pacific Ltd. (Class A Stock)	79,000	448,187
Xinyi Glass Holdings Ltd.	556,000	1,389,610

		16,283,174

India — 0.3%
HDFC Bank Ltd., ADR	234,492	15,258,394

Ireland — 0.2%
AerCap Holdings NV*	28,854	1,887,629
Kingspan Group PLC	64,917	7,756,910

		9,644,539

Israel — 0.5%
Bank Hapoalim BM	250,201	2,576,156
Bank Leumi Le-Israel BM	219,359	2,360,140
Mizrahi Tefahot Bank Ltd.	39,769	1,535,013
Nice Ltd.*	1,271	386,026
Wix.com Ltd.*(a)	107,692	16,992,721

		23,850,056

Italy — 0.6%
A2A SpA	712,274	1,390,316

	Shares	Value

COMMON STOCKS (continued)
Italy (cont’d.)
Assicurazioni Generali SpA	207,582	$4,394,879
Azimut Holding SpA	57,648	1,616,022
Banco BPM SpA	585,670	1,756,581
Eni SpA	166,363	2,310,050
Intesa Sanpaolo SpA	887,557	2,292,645
Mediobanca Banca di Credito Finanziario SpA	225,928	2,595,703
Poste Italiane SpA, 144A	154,788	2,026,595
Snam SpA	161,747	974,879
Telecom Italia SpA	3,224,761	1,586,823
Telecom Italia SpA, RSP	2,528,097	1,199,661
UniCredit SpA	291,945	4,465,156
Unipol Gruppo SpA	320,260	1,739,838
Webuild SpA(a)	200,652	475,354

		28,824,502

Japan — 2.3%
AGC, Inc.	46,500	2,226,113
Asahi Kasei Corp.	48,400	454,998
BASE, Inc.*	367,698	1,967,439
Brother Industries Ltd.	43,000	828,322
Capcom Co. Ltd.	21,700	508,178
Chiba Bank Ltd. (The)	126,900	726,016
COMSYS Holdings Corp.	28,900	642,583
Dai Nippon Printing Co. Ltd.	75,500	1,900,860
Daiwa House Industry Co. Ltd.	110,400	3,175,239
Disco Corp.	2,400	730,635
ENEOS Holdings, Inc.	629,500	2,361,119
FANUC Corp.	8,100	1,716,574
Haseko Corp.	44,900	556,781
Honda Motor Co. Ltd.	69,900	1,980,011
Infocom Corp.	21,900	414,687
ITOCHU Corp.	74,000	2,264,705
Japan Post Bank Co. Ltd.	319,900	2,931,444
Kajima Corp.	113,800	1,306,754
KDDI Corp.	129,700	3,785,824
Keyence Corp.	5,285	3,317,860
Kobe Steel Ltd.	272,000	1,369,955
Konica Minolta, Inc.	370,400	1,686,707
K’s Holdings Corp.	53,400	519,262
Marubeni Corp.	302,100	2,946,432
Mebuki Financial Group, Inc.	565,600	1,166,359
Mitsubishi Corp.	141,700	4,508,405
Mitsubishi Electric Corp.	207,000	2,630,425
Mitsubishi Estate Co. Ltd.	268,400	3,726,111
Mitsubishi HC Capital, Inc.	129,400	639,221
Mitsui & Co. Ltd.	242,300	5,738,031
Mizuho Financial Group, Inc.	130,200	1,655,779
MonotaRO Co. Ltd.	133,068	2,392,073
NEC Corp.	7,000	323,289
NGK Spark Plug Co. Ltd.	69,500	1,211,570
Nintendo Co. Ltd.	6,700	3,125,096
Nippon Light Metal Holdings Co. Ltd.	36,700	550,349
Nippon Telegraph & Telephone Corp.	201,300	5,514,284
Nissan Motor Co. Ltd.*	590,700	2,849,717
Nomura Real Estate Holdings, Inc.	34,900	803,524
Nomura Research Institute Ltd.	11,500	482,800
Obayashi Corp.	115,100	890,039
Osaka Gas Co. Ltd.	65,200	1,079,737

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
Rengo Co. Ltd.	77,300	$584,424
Resona Holdings, Inc.	241,800	939,404
Sanwa Holdings Corp.	63,100	673,437
Secom Co. Ltd.	10,400	722,778
Seiko Epson Corp.	78,100	1,405,690
Sekisui House Ltd.	35,900	770,282
Shimizu Corp.	188,000	1,162,830
Shiseido Co. Ltd.	6,500	362,478
SMC Corp.	900	606,385
Sojitz Corp.	219,960	3,304,212
Subaru Corp.	21,900	391,484
Sumitomo Chemical Co. Ltd.	356,600	1,681,292
Sumitomo Corp.	224,500	3,325,581
Sumitomo Forestry Co. Ltd.	54,200	1,049,670
Sumitomo Heavy Industries Ltd.	18,000	437,128
Sumitomo Mitsui Financial Group, Inc.	90,100	3,083,424
Sumitomo Rubber Industries Ltd.	54,400	554,281
Suntory Beverage & Food Ltd.	38,200	1,381,135
Taisei Corp.	40,200	1,221,796
Teijin Ltd.	110,500	1,359,535
Tokyo Gas Co. Ltd.	30,800	552,332
Tokyu Fudosan Holdings Corp.	194,000	1,085,438
TOPPAN, Inc.	54,700	1,025,314
Toyota Motor Corp.	306,800	5,631,738
Yakult Honsha Co. Ltd.	17,800	929,266
Yamada Holdings Co. Ltd.	710,100	2,427,519

		116,274,160

Jordan — 0.0%
Hikma Pharmaceuticals PLC	34,633	1,040,465

Netherlands — 1.3%
Adyen NV, 144A*	6,579	17,298,697
ASM International NV	12,262	5,412,894
ASML Holding NV	40,654	32,564,648
ASR Nederland NV	42,484	1,960,593
IMCD NV	4,679	1,039,045
ING Groep NV	65,917	921,369
Koninklijke Ahold Delhaize NV	92,666	3,176,022
NN Group NV	47,135	2,563,892
Topicus.com, Inc.*	21,299	1,954,871

		66,892,031

New Zealand — 0.2%
Mainfreight Ltd.	151,876	9,763,293

Norway — 0.0%
Golden Ocean Group Ltd.	93,367	861,507
Orkla ASA	89,521	898,226

		1,759,733

Puerto Rico — 0.1%
Popular, Inc.	67,442	5,532,942

Singapore — 0.3%
DBS Group Holdings Ltd.	120,900	2,929,116
Kulicke & Soffa Industries, Inc.(a)	14,059	851,132
Oversea-Chinese Banking Corp. Ltd.	345,700	2,925,824
STMicroelectronics NV	71,633	3,535,106

	Shares	Value

COMMON STOCKS (continued)
Singapore (cont’d.)
United Overseas Bank Ltd.	96,900	$1,933,851

		12,175,029

South Africa — 0.1%
Anglo American PLC	40,406	1,652,655
Capitec Bank Holdings Ltd.	32,709	4,185,654

		5,838,309

Spain — 0.4%
Banco Bilbao Vizcaya Argentaria SA	856,735	5,087,095
Banco Santander SA	1,935,469	6,452,090
EDP Renovaveis SA	60,956	1,517,262
Global Dominion Access SA, 144A	51,952	277,709
Repsol SA	456,595	5,424,638

		18,758,794

Sweden — 1.4%
AddTech AB (Class B Stock)	368,711	8,805,080
Assa Abloy AB (Class B Stock)	297,294	9,077,518
Atlas Copco AB (Class A Stock)	145,954	10,086,477
Atlas Copco AB (Class B Stock)	9,818	575,909
Epiroc AB (Class A Stock)	172,004	4,353,623
EQT AB	65,591	3,585,831
Evolution AB, 144A	18,164	2,574,762
Getinge AB (Class B Stock)	61,556	2,688,135
Hexagon AB (Class B Stock)	371,261	5,879,625
Hexpol AB	735,397	9,877,584
Indutrade AB	18,474	565,440
Intrum AB(a)	31,817	820,972
Lundin Energy AB	40,965	1,465,137
Nibe Industrier AB (Class B Stock)	108,855	1,644,887
OW Bunker A/S*^	53,469	—
Skanska AB (Class B Stock)	76,721	1,986,461
Tele2 AB (Class B Stock)	37,724	538,318
Telefonaktiebolaget LM Ericsson (Class B Stock)	345,010	3,784,773

		68,310,532

Switzerland — 1.0%
Kuehne + Nagel International AG	7,086	2,286,576
Lonza Group AG	1,025	854,980
Nestle SA	64,465	9,022,214
Novartis AG	56,796	4,988,452
Partners Group Holding AG	8,998	14,841,526
Sika AG	19,115	7,970,153
Swiss Life Holding AG	3,518	2,151,508
UBS Group AG	225,447	4,038,320
VAT Group AG, 144A	9,517	4,729,789
Zurich Insurance Group AG	2,448	1,073,430

		51,956,948

Taiwan — 0.6%
Sea Ltd., ADR*	90,972	20,351,346
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	58,088	6,988,567

		27,339,913

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United Kingdom — 0.9%
3i Group PLC	99,734	$1,952,909
BAE Systems PLC	175,589	1,305,213
Barclays PLC	2,051,595	5,193,743
Barratt Developments PLC	168,579	1,704,202
DCC PLC	56,441	4,619,713
Diageo PLC	12,204	666,575
Diploma PLC	48,393	2,209,799
Entain PLC*	24,991	569,578
HSBC Holdings PLC	549,341	3,335,707
Imperial Brands PLC	117,508	2,568,685
J Sainsbury PLC	381,917	1,424,684
Kingfisher PLC	307,025	1,406,694
Legal & General Group PLC	132,570	532,743
Linde PLC	5,665	1,962,526
Lloyds Banking Group PLC	6,274,234	4,062,858
M&G PLC	379,663	1,024,730
Man Group PLC	440,948	1,354,475
NatWest Group PLC	1,070,995	3,275,502
Persimmon PLC	17,283	667,764
Phoenix Group Holdings PLC	157,609	1,391,352
Royal Mail PLC	121,621	834,144
Segro PLC, REIT	195,485	3,800,289
Vistry Group PLC	36,326	581,568

		46,445,453

United States — 42.4%
3M Co.	19,441	3,453,305
Abbott Laboratories	95,460	13,435,040
AbbVie, Inc.	82,536	11,175,374
Academy Sports & Outdoors, Inc.*(a)	77,834	3,416,913
Accenture PLC (Class A Stock)	51,150	21,204,232
ACCO Brands Corp.	90,403	746,728
Activision Blizzard, Inc.	74,438	4,952,360
Adaptive Biotechnologies Corp.*	112,830	3,166,010
Adobe, Inc.*	36,239	20,549,687
Advanced Micro Devices, Inc.*	17,932	2,580,415
AdvanSix, Inc.	3,865	182,621
Affirm Holdings, Inc.*	35,275	3,547,254
AG Mortgage Investment Trust, Inc., REIT	16,430	168,408
AGCO Corp.	4,016	465,935
Agilent Technologies, Inc.	40,016	6,388,554
Air Products & Chemicals, Inc.	24,481	7,448,589
Airbnb, Inc. (Class A Stock)*	28,440	4,734,976
Akamai Technologies, Inc.*	33,635	3,936,640
Align Technology, Inc.*	12,435	8,172,033
Allegion PLC	2,558	338,782
AllianceBernstein Holding LP, MLP	11,354	554,529
Ally Financial, Inc.	94,414	4,495,051
Alpha Teknova, Inc.*	11,118	227,697
Alphabet, Inc. (Class A Stock)*	21,647	62,712,225
Alphabet, Inc. (Class C Stock)*	11,532	33,368,880
Amazon.com, Inc.*	20,369	67,917,171
Amdocs Ltd.	19,227	1,438,949
Amedisys, Inc.*	410	66,371
AMERCO	3,279	2,381,308
American Electric Power Co., Inc.	34,997	3,113,683
American Express Co.	26,520	4,338,672
American States Water Co.	13,928	1,440,712

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
American Tower Corp., REIT	4,425	$1,294,312
American Water Works Co., Inc.	6,520	1,231,367
AMETEK, Inc.	32,404	4,764,684
Amgen, Inc.	23,460	5,277,796
Amkor Technology, Inc.(a)	62,526	1,550,020
Amphenol Corp. (Class A Stock)	39,157	3,424,671
Analog Devices, Inc.	3,592	631,366
Anthem, Inc.	17,807	8,254,257
APA Corp.	12,729	342,283
API Group Corp.*	39,146	1,008,792
Apple, Inc.	694,241	123,276,374
Applied Materials, Inc.	49,352	7,766,031
Aptiv PLC*	5,693	939,060
Archer-Daniels-Midland Co.	28,318	1,914,014
Arena Pharmaceuticals, Inc.*	4,063	377,615
Arista Networks, Inc.*	2,916	419,175
Armada Hoffler Properties, Inc., REIT	22,606	344,063
Arrow Electronics, Inc.*	13,482	1,810,228
Arrowhead Pharmaceuticals, Inc.*	2,378	157,661
Arthur J. Gallagher & Co.	6,916	1,173,438
Artisan Partners Asset Management, Inc. (Class A Stock)	7,441	354,489
Asbury Automotive Group, Inc.*	1,493	257,886
ASGN, Inc.*	3,324	410,182
AT&T, Inc.	51,510	1,267,146
Athene Holding Ltd. (Class A Stock)*	41,936	3,494,527
Atkore, Inc.*	27,613	3,070,289
Autodesk, Inc.*	1,935	544,103
Automatic Data Processing, Inc.	23,723	5,849,617
AutoZone, Inc.*	625	1,310,244
AvalonBay Communities, Inc., REIT	1,447	365,498
Avantor, Inc.*	148,125	6,241,987
Avery Dennison Corp.	22,286	4,826,479
Axis Capital Holdings Ltd.	59,412	3,236,172
Axon Enterprise, Inc.*	3,130	491,410
Axonics, Inc.*(a)	4,442	248,752
Banc of California, Inc.	19,204	376,782
Bank of America Corp.	180,205	8,017,320
Baxter International, Inc.	84,991	7,295,627
Becton, Dickinson & Co.	9,051	2,276,145
Belden, Inc.	16,468	1,082,442
BellRing Brands, Inc. (Class A Stock)*(a)	23,627	674,078
Berkshire Hathaway, Inc. (Class B Stock)*	8,370	2,502,630
Best Buy Co., Inc.	23,063	2,343,201
BioCryst Pharmaceuticals, Inc.*	13,207	182,917
Biogen, Inc.*	13,243	3,177,261
Biohaven Pharmaceutical Holding Co. Ltd.*	5,813	801,090
Bio-Rad Laboratories, Inc. (Class A Stock)*	2,547	1,924,437
Bio-Techne Corp.	7,272	3,762,096
Blackstone, Inc.	62,145	8,040,942
Blueprint Medicines Corp.*	3,932	421,157
Boeing Co. (The)*	33,900	6,824,748
Boise Cascade Co.	9,108	648,490
Booking Holdings, Inc.*	191	458,253
Booz Allen Hamilton Holding Corp.	21,084	1,787,712

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Boston Scientific Corp.*	186,177	$7,908,799
Box, Inc. (Class A Stock)*(a)	12,336	323,080
Boyd Gaming Corp.*	7,717	506,004
Bristol-Myers Squibb Co.	114,052	7,111,142
Broadcom, Inc.	40,516	26,959,752
Builders FirstSource, Inc.*	15,755	1,350,361
Bunge Ltd.	7,561	705,895
CACI International, Inc. (Class A Stock)*	7,585	2,041,958
Cadence Design Systems, Inc.*	13,907	2,591,569
Calix, Inc.*	10,494	839,205
Camping World Holdings, Inc. (Class A Stock)(a)	13,294	537,078
Capital One Financial Corp.	40,486	5,874,114
Capri Holdings Ltd.*	130,398	8,464,134
Cardinal Health, Inc.	22,255	1,145,910
CareTrust REIT, Inc., REIT	6,076	138,715
Carlyle Group, Inc. (The)	25,147	1,380,570
Carnival Corp.*(a)	206,670	4,158,200
Casella Waste Systems, Inc. (Class A Stock)*	11,806	1,008,469
Catalent, Inc.*	27,506	3,521,593
Caterpillar, Inc.	13,918	2,877,407
CBRE Group, Inc. (Class A Stock)*	7,587	823,265
CDW Corp.	1,848	378,433
Celanese Corp.	13,577	2,281,751
Centene Corp.*	9,059	746,462
Central Pacific Financial Corp.	8,019	225,895
CF Industries Holdings, Inc.	10,788	763,575
ChampionX Corp.*	25,725	519,902
Charles Schwab Corp. (The)	14,115	1,187,071
Chart Industries, Inc.*	5,135	818,981
Chemours Co. (The)	8,690	291,636
Chevron Corp.	99,521	11,678,789
Chipotle Mexican Grill, Inc.*	173	302,447
Chubb Ltd.	5,323	1,028,989
Cigna Corp.	1,328	304,949
Cintas Corp.	406	179,927
Cisco Systems, Inc.	261,886	16,595,716
Citigroup, Inc.	85,386	5,156,461
Citizens Financial Group, Inc.	13,938	658,571
Clean Harbors, Inc.*	17,632	1,759,145
Coca-Cola Co. (The)	15,075	892,591
Coca-Cola Consolidated, Inc.	1,841	1,139,929
Colgate-Palmolive Co.	2,514	214,545
Comcast Corp. (Class A Stock)	209,881	10,563,311
Comerica, Inc.	21,564	1,876,068
CONMED Corp.	7,214	1,022,657
ConocoPhillips	81,630	5,892,053
Cooper Cos., Inc. (The)	16,081	6,736,974
Copart, Inc.*	31,151	4,723,115
Corporate Office Properties Trust, REIT	16,267	454,988
Corteva, Inc.	1,566	74,040
Costco Wholesale Corp.	34,230	19,432,371
Coterra Energy, Inc.	72,233	1,372,427
Coty, Inc. (Class A Stock)*	91,603	961,831
Cowen, Inc. (Class A Stock)(a)	32,798	1,184,008
Crocs, Inc.*(a)	17,428	2,234,618

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Crowdstrike Holdings, Inc. (Class A Stock)*	17,286	$3,539,308
Crown Castle International Corp., REIT	15,094	3,150,722
Crown Holdings, Inc.	41,055	4,541,504
CSX Corp.	83,016	3,121,402
Cummins, Inc.	3,194	696,739
CVS Health Corp.	71,128	7,337,564
Cytokinetics, Inc.*	5,224	238,110
D.R. Horton, Inc.	17,608	1,909,588
Danaher Corp.	40,093	13,190,998
Darden Restaurants, Inc.	10,390	1,565,150
Deckers Outdoor Corp.*	976	357,519
Deere & Co.	25,984	8,909,654
Dell Technologies, Inc. (Class C Stock)*	43,739	2,456,820
DENTSPLY SIRONA, Inc.	9,843	549,141
Dexcom, Inc.*	5,140	2,759,923
Diamondback Energy, Inc.	70,965	7,653,575
Dick’s Sporting Goods, Inc.(a)	5,242	602,778
DigitalOcean Holdings, Inc.*	3,945	316,902
Discover Financial Services	5,780	667,937
Discovery, Inc. (Class C Stock)*(a)	13,554	310,387
DocuSign, Inc.*	38,731	5,899,119
Dolby Laboratories, Inc. (Class A Stock)	16,585	1,579,224
Donaldson Co., Inc.	1,191	70,579
DoorDash, Inc. (Class A Stock)*	278	41,394
Dorian LPG Ltd.	62,306	790,663
Dover Corp.	11,180	2,030,288
Dow, Inc.	42,964	2,436,918
Duke Energy Corp.	4,205	441,105
DuPont de Nemours, Inc.	20,446	1,651,628
Dynatrace, Inc.*	21,063	1,271,152
East West Bancorp, Inc.	13,957	1,098,137
Eaton Corp. PLC	564	97,470
eBay, Inc.	17,942	1,193,143
Edwards Lifesciences Corp.*	81,125	10,509,744
Electronic Arts, Inc.	33,316	4,394,380
Eli Lilly & Co.	80,322	22,186,543
EMCOR Group, Inc.	2,971	378,476
EMCORE Corp.*	86,433	603,302
Emerson Electric Co.	84,507	7,856,616
Enova International, Inc.*	13,401	548,905
Enphase Energy, Inc.*	1,028	188,062
Ensign Group, Inc. (The)	14,762	1,239,418
Enstar Group Ltd.*	793	196,339
Entergy Corp.	5,032	566,855
Envista Holdings Corp.*	3,303	148,833
EOG Resources, Inc.	24,264	2,155,371
EPAM Systems, Inc.*	6,826	4,562,840
Equifax, Inc.	1,303	381,505
Equity Residential, REIT	12,997	1,176,228
Estee Lauder Cos., Inc. (The) (Class A Stock)	26,542	9,825,848
Evercore, Inc. (Class A Stock)	3,876	526,555
Exelon Corp.	47,871	2,765,029
Expeditors International of Washington, Inc.	27,214	3,654,568
Extra Space Storage, Inc., REIT	11,141	2,525,999

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Exxon Mobil Corp.	183,579	$11,233,199
Fate Therapeutics, Inc.*	1,089	63,717
FedEx Corp.	29,792	7,705,403
Ferguson PLC	28,351	5,021,039
Fidelity National Financial, Inc.	24,343	1,270,218
Fidelity National Information Services, Inc.	24,797	2,706,593
First Financial Bankshares, Inc.(a)	5,446	276,875
First Industrial Realty Trust, Inc., REIT	14,948	989,558
First Republic Bank	33,940	7,008,949
FirstEnergy Corp.	28,691	1,193,259
Fiserv, Inc.*	8,141	844,954
Flagstar Bancorp, Inc.	51,415	2,464,835
FleetCor Technologies, Inc.*	27,725	6,205,964
Ford Motor Co.	32,911	683,561
Fortinet, Inc.*	5,796	2,083,082
Fortive Corp.	14,378	1,096,898
Fox Corp. (Class A Stock)	14,750	544,275
Freeport-McMoRan, Inc.	7,876	328,665
Gaming & Leisure Properties, Inc., REIT	28,176	1,371,044
Gartner, Inc.*	2,254	753,557
Gates Industrial Corp. PLC*	5,142	81,809
Generac Holdings, Inc.*	1,447	509,228
General Electric Co.	100,679	9,511,145
General Motors Co.*	252,572	14,808,296
Genesco, Inc.*	9,998	641,572
Genuine Parts Co.	1,359	190,532
Genworth Financial, Inc. (Class A Stock)*	213,106	863,079
Glacier Bancorp, Inc.	4,158	235,759
Global Payments, Inc.	20,036	2,708,466
GMS, Inc.*	16,161	971,438
Goldman Sachs Group, Inc. (The)	26,200	10,022,810
Graco, Inc.	45,975	3,706,504
Graham Holdings Co. (Class B Stock)	1,916	1,206,754
Graphic Packaging Holding Co.	59,329	1,156,915
Guardant Health, Inc.*(a)	52,345	5,235,547
Halozyme Therapeutics, Inc.*	3,170	127,466
Hancock Whitney Corp.	11,881	594,288
Hartford Financial Services Group, Inc. (The)	64,378	4,444,657
Hawaiian Electric Industries, Inc.	12,184	505,636
HB Fuller Co.	9,165	742,365
HCA Healthcare, Inc.	1,621	416,467
Hecla Mining Co.	45,147	235,667
Heidrick & Struggles International, Inc.	11,354	496,510
Hess Midstream LP (Class A Stock)	12,673	350,155
Hewlett Packard Enterprise Co.	132,612	2,091,291
Hibbett, Inc.	3,416	245,713
Hilltop Holdings, Inc.	7,574	266,150
Hilton Worldwide Holdings, Inc.*	697	108,725
Hologic, Inc.*	22,043	1,687,612
Home Depot, Inc. (The)	27,108	11,250,091
Honeywell International, Inc.	35,333	7,367,284
Hope Bancorp, Inc.	26,232	385,873
Horizon Therapeutics PLC*	70,449	7,591,584
Houghton Mifflin Harcourt Co.*	25,100	404,110
Humana, Inc.	26,853	12,456,033

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Huntsman Corp.(a)	19,825	$691,496
Hyatt Hotels Corp. (Class A Stock)*	2,798	268,328
ICF International, Inc.	12,953	1,328,330
Ichor Holdings Ltd.*	46,204	2,126,770
IDACORP, Inc.	2,780	315,002
IDEX Corp.	7,273	1,718,755
IDEXX Laboratories, Inc.*	10,415	6,857,861
IHS Markit Ltd.	15,718	2,089,237
II-VI, Inc.*(a)	4,887	333,929
Illumina, Inc.*	1,891	719,412
Inari Medical, Inc.*(a)	4,073	371,743
Industrial Logistics Properties Trust, REIT	18,985	475,574
Integer Holdings Corp.*	6,648	569,002
Intel Corp.	159,186	8,198,079
Intellia Therapeutics, Inc.*	4,050	478,872
International Paper Co.	8,477	398,249
Intuit, Inc.	24,824	15,967,293
Intuitive Surgical, Inc.*	7,750	2,784,575
Invesco Ltd.	181,907	4,187,499
Investors Bancorp, Inc.	25,838	391,446
IQVIA Holdings, Inc.*	2,536	715,507
Iron Mountain, Inc., REIT(a)	13,962	730,631
ITT, Inc.	12,947	1,323,054
IVERIC bio, Inc.*	11,330	189,438
Jabil, Inc.	31,675	2,228,336
Jefferies Financial Group, Inc.	54,379	2,109,905
Johnson & Johnson	108,334	18,532,697
Johnson Controls International PLC	94,737	7,703,065
JPMorgan Chase & Co.	194,783	30,843,888
KB Home	38,933	1,741,473
Keros Therapeutics, Inc.*	2,859	167,280
Keysight Technologies, Inc.*	8,290	1,711,968
Kforce, Inc.	20,799	1,564,501
Kilroy Realty Corp., REIT	56,505	3,755,322
Kimco Realty Corp., REIT	31,309	771,767
Kinder Morgan, Inc.	138,026	2,189,092
KKR & Co., Inc.	1,481	110,335
KLA Corp.	13,709	5,896,378
Korn Ferry	11,760	890,585
Kroger Co. (The)	89,375	4,045,112
Laboratory Corp. of America Holdings*	4,181	1,313,712
Lam Research Corp.	17,666	12,704,504
Lazard Ltd. (Class A Stock)	1,972	86,038
La-Z-Boy, Inc.	6,040	219,312
LCI Industries(a)	1,488	231,935
LendingClub Corp.*	17,346	419,426
Lennar Corp. (Class B Stock)	4,838	462,610
LGI Homes, Inc.*(a)	3,197	493,873
Liberty Broadband Corp. (Class C Stock)*	10,506	1,692,517
Liberty Oilfield Services, Inc. (Class A Stock)*	39,790	385,963
Life Storage, Inc., REIT	24,170	3,702,361
Lindblad Expeditions Holdings, Inc.*(a)	45,621	711,688
Lithia Motors, Inc.	1,416	420,481
Louisiana-Pacific Corp.	9,195	720,428
Lowe’s Cos., Inc.	39,713	10,265,016
LPL Financial Holdings, Inc.	7,948	1,272,395

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Lululemon Athletica, Inc.*	161	$63,023
LyondellBasell Industries NV (Class A Stock)	2,651	244,502
MACOM Technology Solutions Holdings, Inc.*	9,108	713,156
Macy’s, Inc.	31,198	816,764
Magellan Health, Inc.*	14,927	1,417,916
Magnolia Oil & Gas Corp. (Class A Stock)(a)	45,519	858,944
Malibu Boats, Inc. (Class A Stock)*	3,825	262,892
ManpowerGroup, Inc.	33,419	3,252,671
ManTech International Corp. (Class A Stock)	2,552	186,117
Marathon Digital Holdings, Inc.*(a)	2,861	94,012
Marathon Oil Corp.	67,790	1,113,112
Marathon Petroleum Corp.	13,436	859,770
MarketAxess Holdings, Inc.	7,820	3,216,131
Marsh & McLennan Cos., Inc.	2,066	359,112
Marvell Technology, Inc.	1,363	119,249
Masco Corp.	10,300	723,266
Masonite International Corp.*	4,575	539,621
MasTec, Inc.*	2,751	253,862
Mastercard, Inc. (Class A Stock)	62,536	22,470,436
Materion Corp.	9,995	918,940
Matson, Inc.	21,020	1,892,431
MaxLinear, Inc.*	25,174	1,897,868
McDonald’s Corp.	39,715	10,646,400
Medifast, Inc.	1,355	283,778
Medtronic PLC	83,859	8,675,214
Merck & Co., Inc.	129,970	9,960,901
Meridian Bioscience, Inc.*	5,675	115,770
Meritage Homes Corp.*	29,136	3,556,340
Mersana Therapeutics, Inc.*	6,930	43,105
Meta Platforms, Inc. (Class A Stock)*	141,799	47,694,094
MetLife, Inc.	112,163	7,009,066
Mettler-Toledo International, Inc.*	1,433	2,432,102
MGIC Investment Corp.	4,418	63,708
Microchip Technology, Inc.	88,444	7,699,935
Micron Technology, Inc.	66,819	6,224,190
Microsoft Corp.	370,106	124,474,050
Moderna, Inc.*	19,126	4,857,621
Moelis & Co. (Class A Stock)	11,047	690,548
Mondelez International, Inc. (Class A Stock)	80,150	5,314,746
Monolithic Power Systems, Inc.	1,001	493,823
Monster Beverage Corp.*	27,954	2,684,702
Morgan Stanley	194,019	19,044,905
Mosaic Co. (The)	80,839	3,176,164
Motorola Solutions, Inc.	9,289	2,523,821
MP Materials Corp.*(a)	7,171	325,707
MSCI, Inc.	305	186,870
Mueller Industries, Inc.	5,852	347,375
Murphy USA, Inc.	8,714	1,736,177
NanoString Technologies, Inc.*	5,437	229,605
Nasdaq, Inc.	31,680	6,653,117
Natera, Inc.*	12,962	1,210,521
National Retail Properties, Inc., REIT	3,645	175,215
National Vision Holdings, Inc.*	7,818	375,186
Navient Corp.	71,647	1,520,349

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Nelnet, Inc. (Class A Stock)	7,514	$733,968
Netflix, Inc.*	10,081	6,073,198
Newmark Group, Inc. (Class A Stock)	110,491	2,066,182
NextEra Energy, Inc.	18,399	1,717,731
Nielsen Holdings PLC	65,018	1,333,519
NIKE, Inc. (Class B Stock)	52,084	8,680,840
Nordson Corp.	3,096	790,316
Norfolk Southern Corp.	25,021	7,449,002
Novocure Ltd.*(a)	28,670	2,152,544
Nu Skin Enterprises, Inc. (Class A Stock)	40,659	2,063,444
Nucor Corp.	13,908	1,587,598
nVent Electric PLC	1,659	63,042
NVIDIA Corp.	86,430	25,419,927
NVR, Inc.*	110	649,976
Old Dominion Freight Line, Inc.	112	40,139
Old Republic International Corp.	109,782	2,698,442
Omnicell, Inc.*	2,378	429,086
OneMain Holdings, Inc.	43,490	2,176,240
Oracle Corp.	106,129	9,255,510
O’Reilly Automotive, Inc.*	11,429	8,071,503
OSI Systems, Inc.*	15,929	1,484,583
Otis Worldwide Corp.	60,991	5,310,486
Otter Tail Corp.	5,000	357,100
Ovintiv, Inc.	26,595	896,252
Owl Rock Capital Corp.(a)	33,276	471,188
Oxford Industries, Inc.	5,830	591,862
PacWest Bancorp	13,911	628,360
Palantir Technologies, Inc. (Class A Stock)*	3,003	54,685
Parker-Hannifin Corp.	2,864	911,096
Paychex, Inc.	31,310	4,273,815
Paycom Software, Inc.*	1,436	596,213
Paylocity Holding Corp.*	1,678	396,276
PayPal Holdings, Inc.*	80,281	15,139,391
Pebblebrook Hotel Trust, REIT(a)	35,035	783,733
PennyMac Financial Services, Inc.	14,343	1,000,855
PepsiCo, Inc.	41,962	7,289,219
Perficient, Inc.*	27,404	3,543,063
Pfizer, Inc.	184,113	10,871,873
Philip Morris International, Inc.	19,970	1,897,150
Physicians Realty Trust, REIT	16,335	307,588
Piedmont Office Realty Trust, Inc. (Class A Stock), REIT	23,859	438,528
Pinnacle Financial Partners, Inc.	12,990	1,240,545
Pinnacle West Capital Corp.	1,895	133,768
Pinterest, Inc. (Class A Stock)*	156,698	5,695,972
PJT Partners, Inc. (Class A Stock)(a)	3,866	286,432
Planet Fitness, Inc. (Class A Stock)*	12,979	1,175,638
Plug Power, Inc.*(a)	201,670	5,693,144
Pool Corp.	6,101	3,453,166
PotlatchDeltic Corp., REIT	5,851	352,347
Primoris Services Corp.	6,533	156,661
Procter & Gamble Co. (The)	90,672	14,832,126
Prologis, Inc., REIT	53,059	8,933,013
Prospect Capital Corp.	177,169	1,489,991
Protagonist Therapeutics, Inc.*	5,624	192,341
PS Business Parks, Inc., REIT	18,339	3,377,494
Public Storage, REIT	20,982	7,859,018

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
PulteGroup, Inc.	134,185	$7,670,015
Qorvo, Inc.*	7,298	1,141,334
QUALCOMM, Inc.	63,526	11,617,000
Qurate Retail, Inc. (Class A Stock)(a)	295,986	2,249,494
R1 RCM, Inc.*	3,433	87,507
Ranger Oil Corp. (Class A Stock)*	15,046	405,038
Ranpak Holdings Corp.*	21,185	796,132
Raymond James Financial, Inc.	4,862	488,145
Red Rock Resorts, Inc. (Class A Stock)(a)	22,616	1,244,106
Redwood Trust, Inc., REIT	121,613	1,604,075
Regeneron Pharmaceuticals, Inc.*	4,030	2,545,026
Reliance Steel & Aluminum Co.	20,160	3,270,355
Rent-A-Center, Inc.(a)	42,585	2,045,783
Republic Services, Inc.	53,001	7,390,989
Resideo Technologies, Inc.*	61,447	1,599,465
ResMed, Inc.	3,202	834,057
RH*(a)	6,636	3,556,498
Roku, Inc.*	10,883	2,483,501
Roper Technologies, Inc.	14,330	7,048,354
Rush Enterprises, Inc. (Class A Stock)	17,593	978,875
S&P Global, Inc.	14,576	6,878,852
Saia, Inc.*	2,556	861,449
salesforce.com, Inc.*	43,410	11,031,783
Sanderson Farms, Inc.	2,126	406,236
Sandy Spring Bancorp, Inc.	15,640	751,971
Sanmina Corp.*	14,934	619,164
Schlumberger NV	172,195	5,157,240
Schneider National, Inc. (Class B Stock)	91,972	2,474,967
Seagate Technology Holdings PLC	3,569	403,226
Sempra Energy	2,220	293,662
Sensient Technologies Corp.	4,060	406,244
ServiceNow, Inc.*	2,448	1,589,021
Shockwave Medical, Inc.*	1,687	300,843
Shoe Carnival, Inc.(a)	10,024	391,738
SI-BONE, Inc.*	14,309	317,803
Silgan Holdings, Inc.	50,931	2,181,884
Silvergate Capital Corp. (Class A Stock)*	2,060	305,292
Smartsheet, Inc. (Class A Stock)*	12,755	987,875
Snap, Inc. (Class A Stock)*	24,814	1,167,002
Snowflake, Inc. (Class A Stock)*	203	68,766
SouthState Corp.	3,498	280,225
SpartanNash Co.	21,106	543,691
SpringWorks Therapeutics, Inc.*	1,682	104,250
SPS Commerce, Inc.*	8,877	1,263,641
SPX Corp.*	4,152	247,791
SS&C Technologies Holdings, Inc.	96,155	7,882,787
Starbucks Corp.	26,284	3,074,439
Steel Dynamics, Inc.	41,076	2,549,587
Stewart Information Services Corp.	18,105	1,443,512
Stryker Corp.	1,897	507,296
Summit Materials, Inc. (Class A Stock)*(a)	21,578	866,141
SunPower Corp.*(a)	11,350	236,875
Sunrun, Inc.*(a)	80,150	2,749,145
SVB Financial Group*	1,431	970,561
Switch, Inc. (Class A Stock)	38,055	1,089,895

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Syneos Health, Inc.*	8,860	$909,745
Synopsys, Inc.*	24,106	8,883,061
Take-Two Interactive Software, Inc.*	2,979	529,428
Tapestry, Inc.	16,868	684,841
Target Corp.	42,917	9,932,710
TE Connectivity Ltd.	18,928	3,053,844
Teleflex, Inc.	4,861	1,596,741
Tempur Sealy International, Inc.	4,250	199,878
Tenable Holdings, Inc.*	4,398	242,198
Tenet Healthcare Corp.*	25,555	2,087,588
Terex Corp.	5,625	247,219
Terreno Realty Corp., REIT	17,283	1,474,067
Tesla, Inc.*	20,801	21,982,081
Tetra Tech, Inc.	588	99,842
Texas Capital Bancshares, Inc.*	4,250	256,063
Texas Instruments, Inc.	37,085	6,989,410
TG Therapeutics, Inc.*	15,203	288,857
Thermo Fisher Scientific, Inc.	36,825	24,571,113
Thryv Holdings, Inc.*(a)	24,009	987,490
Titan Machinery, Inc.*	4,690	158,006
TJX Cos., Inc. (The)	87,516	6,644,215
Towne Bank	5,000	157,950
Tractor Supply Co.	31,425	7,498,005
Trane Technologies PLC	12,995	2,625,380
TravelCenters of America, Inc.*	4,060	209,577
Trimble, Inc.*	6,625	577,634
Trinseo PLC(a)	7,001	367,272
Turning Point Therapeutics, Inc.*	3,521	167,952
Twitter, Inc.*	4,729	204,387
Tyson Foods, Inc. (Class A Stock)	99,913	8,708,417
Uber Technologies, Inc.*	15,682	657,546
UFP Industries, Inc.	14,525	1,336,445
Ultra Clean Holdings, Inc.*	54,505	3,126,407
Ultragenyx Pharmaceutical, Inc.*	895	75,261
UMB Financial Corp.	3,573	379,131
Union Pacific Corp.	6,196	1,560,958
United Airlines Holdings, Inc.*	131,310	5,748,752
United Bankshares, Inc.	4,751	172,366
United Therapeutics Corp.*	1,744	376,844
UnitedHealth Group, Inc.	55,963	28,101,261
Upstart Holdings, Inc.*	3,782	572,217
Valero Energy Corp.	67,720	5,086,449
Valley National Bancorp	20,790	285,863
Valvoline, Inc.	2,036	75,922
Varex Imaging Corp.*	7,880	248,614
Varonis Systems, Inc.*	14,792	721,554
Veeva Systems, Inc. (Class A Stock)*	16,609	4,243,267
Verizon Communications, Inc.	207,439	10,778,530
Vertex Pharmaceuticals, Inc.*	15,805	3,470,778
ViacomCBS, Inc. (Class B Stock)	6,110	184,400
Vimeo, Inc.*	2,042	36,674
Virtu Financial, Inc. (Class A Stock)	4,987	143,775
Virtus Investment Partners, Inc.	6,535	1,941,548
Visa, Inc. (Class A Stock)(a)	39,733	8,610,538
VMware, Inc. (Class A Stock)	12,280	1,423,006
Vontier Corp.	1,566	48,123
Vulcan Materials Co.	958	198,862
W.R. Berkley Corp.	11,073	912,304
Walgreens Boots Alliance, Inc.	64,976	3,389,148

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Walmart, Inc.	65,839	$9,526,245
Walt Disney Co. (The)*	77,341	11,979,347
Washington Federal, Inc.	5,758	192,202
Waste Management, Inc.	14,808	2,471,455
Webster Financial Corp.	19,534	1,090,779
Wells Fargo & Co.	188,185	9,029,116
Werner Enterprises, Inc.	28,883	1,376,564
WESCO International, Inc.*	8,413	1,107,067
West Pharmaceutical Services, Inc.	8,595	4,031,141
Western Alliance Bancorp	10,488	1,129,033
WideOpenWest, Inc.*	65,281	1,404,847
Williams Cos., Inc. (The)	20,246	527,206
Willis Towers Watson PLC	3,656	868,263
Workiva, Inc.*	3,613	471,460
Xilinx, Inc.	205	43,466
YETI Holdings, Inc.*	14,657	1,214,039
Yum! Brands, Inc.	16,181	2,246,894
Zoetis, Inc.	40,694	9,930,557
ZoomInfo Technologies, Inc.*	66,585	4,274,757
Zynga, Inc. (Class A Stock)*	644,417	4,124,269

		2,126,495,947

TOTAL COMMON STOCKS (cost $2,354,047,630)		3,054,653,315

EXCHANGE-TRADED FUNDS — 4.5%
United States
iShares Core U.S. Aggregate Bond ETF	1,197,668	136,629,966
Vanguard Total Bond Market ETF	1,076,487	91,232,273

TOTAL EXCHANGE-TRADED FUNDS (cost $234,395,900)		227,862,239

PREFERRED STOCKS — 0.2%
Germany — 0.1%
Porsche Automobil Holding SE (PRFC)	5,165	489,439
Sartorius AG (PRFC)	4,193	2,838,156
Volkswagen AG (PRFC)	12,485	2,522,111

		5,849,706

United States — 0.1%
Citigroup Capital XIII, 6.499%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40	115,652	3,226,691

TOTAL PREFERRED STOCKS (cost $9,506,091)		9,076,397

	Units
WARRANTS* — 0.0%
United States
Unit Corp., expiring 09/03/27^	353	—

(cost $0)

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 5.9%
Cayman Islands — 0.9%
Ares CLO Ltd.,
Series 2021-61A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.282%(c)	10/20/34	9,000	$8,999,885
Bain Capital Credit CLO Ltd.,
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
1.084%(c)	04/23/31	1,920	1,917,118
Series 2021-03A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.346%(c)	07/24/34	10,200	10,199,936
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-03RA, Class A1A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.185%(c)	07/27/31	6,695	6,690,248
Carlyle US CLO Ltd.,
Series 2021-06A, Class A1, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.270%(c)	07/15/34	7,750	7,755,619
TCI-Flatiron CLO Ltd.,
Series 2018-01A, Class ANR, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)
1.189%(c)	01/29/32	1,000	998,503
Venture CLO Ltd.,
Series 2021-42A, Class A1A, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.254%(c)	04/15/34	6,325	6,301,608
Voya CLO Ltd.,
Series 2017-03A, Class A1R, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
1.172%(c)	04/20/34	1,500	1,491,056

			44,353,973

United States — 5.0%
American Express Credit Account Master Trust,
Series 2018-03, Class A, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.000%)
0.430%(c)	10/15/25	3,100	3,107,882
Series 2018-05, Class A, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.000%)
0.450%(c)	12/15/25	12,000	12,022,283
Capital One Prime Auto Receivables Trust,
Series 2021-01, Class A3
0.770%	09/15/26	3,500	3,473,655
CarMax Auto Owner Trust,
Series 2020-01, Class A4
2.030%	06/16/25	485	492,990
Citibank Credit Card Issuance Trust,
Series 2017-A05, Class A5, 1 Month LIBOR + 0.620% (Cap N/A, Floor 0.000%)
0.724%(c)	04/22/26	6,015	6,080,476
Series 2018-A02, Class A2, 1 Month LIBOR + 0.330% (Cap N/A, Floor 0.000%)
0.434%(c)	01/20/25	10,000	10,024,109
Series 2018-A04, Class A4, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.000%)
0.444%(c)	06/07/25	6,320	6,340,073

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
CNH Equipment Trust,
Series 2019-B, Class A3
2.520%	08/15/24	1,318	$1,328,054
Dell Equipment Finance Trust,
Series 2021-02, Class A3, 144A
0.530%	12/22/26	4,920	4,867,159
Discover Card Execution Note Trust,
Series 2017-A07, Class A7, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.000%)
0.470%(c)	04/15/25	20,200	20,231,659
Flatiron CLO Ltd.,
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.136%(c)	05/15/30	610	609,406
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	6,160	6,489,712
Series 2019-B, Class A4
2.240%	10/15/24	6,660	6,752,030
Series 2019-C, Class A4
1.930%	04/15/25	6,000	6,087,253
Series 2020-01, Class A, 144A
2.040%	08/15/31	3,875	3,944,798
Series 2020-A, Class A4
1.350%	07/15/25	1,910	1,924,944
GM Financial Automobile Leasing Trust,
Series 2021-02, Class A3
0.340%	05/20/24	4,320	4,298,982
GM Financial Consumer Automobile Receivables Trust,
Series 2019-03, Class A3
2.180%	04/16/24	2,889	2,907,482
Series 2020-02, Class A3
1.490%	12/16/24	735	739,051
Honda Auto Receivables Owner Trust,
Series 2020-02, Class A4
1.090%	10/15/26	3,000	3,006,518
Series 2021-01, Class A3
0.270%	04/21/25	2,300	2,287,683
HPEFS Equipment Trust,
Series 2021-01A, Class A3, 144A
0.320%	03/20/31	4,300	4,279,416
Nissan Auto Lease Trust,
Series 2021-A, Class A3
0.520%	08/15/24	3,685	3,666,196
Nissan Auto Receivables Owner Trust,
Series 2020-A, Class A3
1.380%	12/16/24	9,920	9,971,591
OneMain Financial Issuance Trust,
Series 2021-01A, Class A1, 144A
1.550%	06/16/36	7,200	7,095,691
Tesla Auto Lease Trust,
Series 2021-A, Class A3, 144A
0.560%	03/20/25	3,600	3,573,043
Toyota Auto Receivables Owner Trust,
Series 2020-C, Class A3
0.440%	10/15/24	5,460	5,455,642
Series 2021-B, Class A3
0.260%	11/17/25	2,500	2,475,834

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
United States Small Business Administration,
Series 2017-20C, Class 1
3.040%	03/01/37	9,333	$9,773,852
Series 2017-20J, Class 1
2.850%	10/01/37	982	1,025,566
Series 2018-20A, Class 1
2.920%	01/01/38	5,275	5,532,249
Series 2018-20E, Class 1
3.500%	05/01/38	8,139	8,762,619
Series 2018-20G, Class 1
3.540%	07/01/38	1,071	1,154,545
Series 2018-20H, Class 1
3.580%	08/01/38	3,536	3,819,766
Series 2018-20I, Class 1
3.530%	09/01/38	3,278	3,536,918
Series 2018-20J, Class 1
3.770%	10/01/38	1,630	1,776,038
Series 2018-20K, Class 1
3.870%	11/01/38	723	794,383
Series 2019-20A, Class 1
3.370%	01/01/39	5,284	5,670,853
Series 2019-20B, Class 1
3.260%	02/01/39	4,338	4,680,934
Series 2019-20C, Class 1
3.200%	03/01/39	933	1,005,723
Series 2019-20E, Class 1
2.880%	05/01/39	1,924	2,016,327
Series 2019-20F, Class 1
2.600%	06/01/39	1,479	1,536,716
Series 2019-20G, Class 1
2.530%	07/01/39	375	390,356
Series 2019-25G, Class 1
2.690%	07/01/44	4,237	4,427,118
Series 2020-20E, Class 1
1.370%	05/01/40	2,272	2,236,740
Series 2020-25E, Class 1
1.500%	05/01/45	1,034	1,018,045
Series 2020-25L, Class 1
1.210%	12/01/45	1,290	1,243,711
Series 2021-25B, Class 1
1.340%	02/01/46	711	692,348
Series 2021-25D, Class 1
1.660%	04/01/46	7,401	7,373,098
Series 2021-25E, Class 1
1.520%	05/01/46	1,815	1,788,476
Series 2021-25I, Class 1
1.560%	09/01/46	2,415	2,386,481
Series 2021-25K, Class 1
1.750%	11/01/46	2,130	2,129,394
Verizon Master Trust,
Series 2021-01, Class A
0.500%	05/20/27	8,160	8,054,100
Series 2021-02, Class A
0.990%	04/20/28	7,130	7,094,270
Verizon Owner Trust,
Series 2020-A, Class A1A
1.850%	07/22/24	15,105	15,218,355

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Volkswagen Auto Loan Enhanced Trust,
Series 2020-01, Class A4
1.260%	08/20/26	1,675	$1,685,784

			250,358,377

TOTAL ASSET-BACKED SECURITIES (cost $294,498,749)			294,712,350

CORPORATE BONDS — 9.8%
Belgium — 0.1%
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
4.000%	01/17/43	4,400	4,902,142

Brazil — 0.2%
Braskem Netherlands Finance BV,
Gtd. Notes, 144A
4.500%	01/10/28	4,120	4,368,069
Fibria Overseas Finance Ltd.,
Gtd. Notes
5.500%	01/17/27(a)	2,505	2,810,840
Suzano Austria GmbH,
Gtd. Notes
3.750%	01/15/31	3,430	3,489,075

			10,667,984

Canada — 0.1%
Canadian Pacific Railway Co.,
Gtd. Notes
3.100%	12/02/51	2,532	2,589,588

China — 0.1%
NXP BV/NXP Funding LLC/NXP USA, Inc.,
Gtd. Notes, 144A
3.400%	05/01/30	5,160	5,502,218

Ireland — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
3.000%	10/29/28	5,537	5,620,025
3.300%	01/30/32	2,392	2,439,365
3.500%	01/15/25	3,930	4,109,278

			12,168,668

Italy — 0.2%
Enel Finance International NV,
Gtd. Notes, 144A
2.250%	07/12/31	5,040	4,882,117
2.650%	09/10/24	4,000	4,119,510

			9,001,627

Japan — 0.1%
Takeda Pharmaceutical Co. Ltd.,
Sr. Unsec’d. Notes
3.175%	07/09/50	2,355	2,387,472

Luxembourg — 0.1%
ArcelorMittal SA,
Sr. Unsec’d. Notes
7.000%	10/15/39	2,770	3,833,037

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Taiwan — 0.1%
TSMC Arizona Corp.,
Gtd. Notes
3.125%		10/25/41	5,165	$5,383,358

United Kingdom — 0.1%
BP Capital Markets PLC,
Gtd. Notes
4.875%(ff)		03/22/30(oo)	2,561	2,790,605
Vodafone Group PLC,
Sub. Notes
5.125%(ff)		06/04/81	3,515	3,598,617

				6,389,222

United States — 8.5%
Allergan Funding SCS,
Gtd. Notes
4.850%		06/15/44	2,500	2,697,353
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.700%		06/03/60	3,555	3,421,932
American International Group, Inc.,
Sr. Unsec’d. Notes
6.820%		11/15/37	619	867,713
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
2.650%		01/15/32	1,796	1,817,558
Amgen, Inc.,
Sr. Unsec’d. Notes
2.000%		01/15/32	9,010	8,712,920
Apple, Inc.,
Sr. Unsec’d. Notes
2.700%		08/05/51	4,510	4,475,210
AT&T, Inc.,
Sr. Unsec’d. Notes
3.100%		02/01/43	6,762	6,548,783
5.250%		03/01/37	1,105	1,367,001
Athene Global Funding,
Sec’d. Notes, 144A
2.500%		03/24/28	4,630	4,657,422
2.550%		06/29/25	2,061	2,122,403
Autodesk, Inc.,
Sr. Unsec’d. Notes
2.400%		12/15/31	7,835	7,823,485
Avnet, Inc.,
Sr. Unsec’d. Notes
3.000%		05/15/31	5,200	5,145,453
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series I
3.750%(ff)		12/20/26(oo)	4,575	4,589,700
Baxter International, Inc.,
Sr. Unsec’d. Notes, 144A
1.915%		02/01/27(a)	8,468	8,501,283
Boeing Co. (The),
Sr. Unsec’d. Notes
7.950%		08/15/24	4,005	4,629,927
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.150%		08/01/27	5,420	5,647,741

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	9,380	$9,428,848
Celgene Corp.,
Sr. Unsec’d. Notes
5.000%	08/15/45	183	217,248
Centene Corp.,
Sr. Unsec’d. Notes
2.450%	07/15/28	6,371	6,302,129
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29	4,730	4,626,107
5.375%	04/01/38	2,955	3,521,725
Chubb INA Holdings, Inc.,
Gtd. Notes
3.050%	12/15/61	3,550	3,623,051
Cigna Corp.,
Gtd. Notes
4.800%	08/15/38	2,895	3,558,369
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40	5,575	5,354,431
Dell, Inc.,
Sr. Unsec’d. Notes
7.100%	04/15/28	2,685	3,349,824
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.750%	10/20/28	10,500	11,485,387
Discovery Communications LLC,
Gtd. Notes
5.200%	09/20/47	2,340	2,893,488
Dominion Energy, Inc.,
Jr. Sub. Notes, Series C
4.350%(ff)	01/15/27(oo)	5,425	5,615,108
Sr. Unsec’d. Notes, Series C
2.250%	08/15/31	3,800	3,722,262
Duke Energy Florida LLC,
First Mortgage
2.400%	12/15/31	4,490	4,546,257
Edison International,
Jr. Sub. Notes, Series B
5.000%(ff)	12/15/26(oo)	3,837	3,911,583
El Paso Natural Gas Co. LLC,
Gtd. Notes
8.375%	06/15/32	3,002	4,282,818
Energy Transfer LP,
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	1,870	1,919,301
Sr. Unsec’d. Notes
6.500%	02/01/42	3,600	4,622,673
Equinix, Inc.,
Sr. Unsec’d. Notes
1.000%	09/15/25(a)	17,360	16,895,261
First Horizon Corp.,
Sr. Unsec’d. Notes
4.000%	05/26/25	12,522	13,397,993

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.140%	02/15/23	10,615	$10,909,468
GE Capital Funding LLC,
Gtd. Notes
4.550%	05/15/32(a)	5,107	6,036,383
General Motors Co.,
Sr. Unsec’d. Notes
5.150%	04/01/38	3,645	4,387,222
Global Atlantic Fin Co.,
Gtd. Notes, 144A
3.125%	06/15/31	4,570	4,526,246
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.250%	01/15/32	2,041	2,051,424
Hess Corp.,
Sr. Unsec’d. Notes
5.600%	02/15/41	2,970	3,667,667
7.125%	03/15/33	2,480	3,305,990
Invitation Homes Operating Partnership LP,
Gtd. Notes
2.300%	11/15/28	4,490	4,444,779
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
6.150%	06/01/37	3,367	4,470,799
Sr. Unsec’d. Notes, 144A
2.750%	03/01/32	2,370	2,411,550
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series U, 3 Month LIBOR + 0.950%
1.082%(c)	01/15/87	6,682	5,904,526
Kraft Heinz Foods Co.,
Gtd. Notes
5.500%	06/01/50	2,235	3,029,923
Leidos, Inc.,
Gtd. Notes
7.125%	07/01/32	1,982	2,649,997
Lincoln National Corp.,
Sub. Notes, 3 Month LIBOR + 2.357%
2.515%(c)	05/17/66	2,740	2,438,600
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
2.800%	09/15/41	4,593	4,488,437
MetLife, Inc.,
Jr. Sub. Notes
10.750%	08/01/69	5,543	9,379,878
MidAmerican Energy Co.,
First Mortgage
4.250%	07/15/49	1,777	2,195,822
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	18,010	19,250,780
MSCI, Inc.,
Gtd. Notes, 144A
3.625%	11/01/31(a)	7,000	7,281,693
Narragansett Electric Co,
Sr. Unsec’d. Notes, 144A
5.638%	03/15/40	697	896,546

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A
3.395%	04/09/30	5,475	$5,847,090
Netflix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/15/28	9,589	10,955,256
New York Life Insurance Co.,
Sub. Notes, 144A
4.450%	05/15/69	2,760	3,535,167
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.900%	06/15/28(a)	6,730	6,679,354
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
3.250%	07/15/31	2,780	2,828,862
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
1.960%	06/27/30(a)	9,010	8,639,750
Northern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A
3.400%	10/16/51	5,803	5,959,102
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.850%	09/30/47	4,530	5,115,565
Pacific Gas & Electric Co.,
First Mortgage
4.500%	12/15/41(a)	860	865,690
4.950%	07/01/50	4,540	4,973,038
PacifiCorp,
First Mortgage
2.900%	06/15/52	1,100	1,085,626
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28	3,203	3,364,942
4.150%	04/15/25	4,926	5,175,638
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
2.250%	09/15/31	4,702	4,579,662
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
3.500%	03/01/32(a)	1,332	1,350,688
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31	5,147	5,105,409
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.030%	03/15/52	3,592	3,608,901
Sempra Energy,
Jr. Sub. Notes
4.125%(ff)	04/01/52	6,032	6,095,533
Southern California Edison Co.,
First Ref. Mortgage
3.900%	12/01/41	1,492	1,562,852
SVB Financial Group,
Jr. Sub. Notes, Series E
4.700%(ff)	11/15/31(oo)	4,662	4,799,737

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.500%	03/01/30	3,370	$3,686,373
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	07/15/33	3,900	5,671,191
Truist Financial Corp.,
Jr. Sub. Notes, Series Q
5.100%(ff)	03/01/30(oo)	2,010	2,249,148
Trustees of Tufts College,
Unsec’d. Notes, Series 2021
3.099%	08/15/51	4,635	4,921,126
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.400%	11/01/34	3,035	3,533,418
ViacomCBS, Inc.,
Jr. Sub. Notes
6.250%(ff)	02/28/57	1,521	1,714,927
Sr. Unsec’d. Notes
4.375%	03/15/43	1,895	2,155,345
Viatris, Inc.,
Gtd. Notes
4.000%	06/22/50	4,530	4,843,027
VMware, Inc.,
Sr. Unsec’d. Notes
2.200%	08/15/31(a)	4,525	4,447,686
4.500%	05/15/25	6,250	6,813,866
Walt Disney Co. (The),
Gtd. Notes
7.300%	04/30/28	985	1,276,351
Western Digital Corp.,
Sr. Unsec’d. Notes
2.850%	02/01/29	4,490	4,532,481

			428,000,278

TOTAL CORPORATE BONDS (cost $485,467,696)			490,825,594

SOVEREIGN BOND — 0.1%
Mexico
Mexico Government International Bond,
Sr. Unsec’d. Notes
4.500%	01/31/50(a)	4,330	4,596,795

(cost $4,651,834)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.8%
Federal Home Loan Mortgage Corp.
2.500%	02/01/32	875	911,073
2.500%	09/01/51	18,150	18,655,493
3.000%	01/01/32	636	668,895
3.000%	03/01/42	1,587	1,675,255
3.000%	09/01/46	1,022	1,079,125
3.000%	01/01/50	1,008	1,057,099
3.000%	02/01/50	8,664	9,064,606
3.500%	12/01/30	758	798,453
3.500%	04/01/33	1,099	1,162,157
3.500%	02/01/44	1,201	1,309,557
3.500%	07/01/46	877	950,293

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	05/01/44	312	$342,934
4.000%	05/01/44	630	691,649
4.000%	08/01/44	357	392,445
4.000%	10/01/45	550	600,149
4.000%	01/01/47	175	191,069
4.000%	05/01/47	279	298,626
4.500%	12/01/45	155	170,354
4.500%	03/01/47	151	163,564
5.000%	08/01/48	567	618,789
5.000%	10/01/48	88	95,853
5.000%	07/01/49	248	270,808
Federal National Mortgage Assoc.
2.000%	08/01/50	9,061	9,041,009
2.000%	08/01/50	16,389	16,465,565
2.000%	12/01/50	13,550	13,544,737
2.000%	02/01/51	17,896	17,946,787
2.000%	05/01/51	9,647	9,653,109
2.000%	09/01/51	19,697	19,688,953
2.000%	10/01/51	2,139	2,142,056
2.500%	11/01/31	3,349	3,480,660
2.500%	10/01/34	923	954,099
2.500%	07/01/40	4,980	5,114,642
2.500%	07/01/50	4,170	4,295,694
2.500%	07/01/50	4,491	4,616,522
2.500%	09/01/50	6,129	6,307,954
2.500%	12/01/50	17,009	17,452,973
2.500%	03/01/51	1,855	1,900,247
2.500%	05/01/51	13,925	14,286,296
2.500%	07/01/51	12,223	12,521,821
3.000%	04/01/32	731	770,727
3.000%	12/01/41	1,046	1,092,744
3.000%	11/01/42	1,906	2,012,653
3.000%	05/01/43	769	811,533
3.000%	10/01/44	673	701,502
3.000%	09/01/49	11,013	11,551,027
3.000%	12/01/49	1,491	1,553,250
3.000%	12/01/49	7,645	7,922,605
3.000%	03/01/50	8,097	8,457,586
3.000%	05/01/50	7,830	8,113,802
3.000%	07/01/50	2,561	2,682,129
3.500%	06/01/42	1,293	1,396,280
3.500%	10/01/43	749	808,553
3.500%	10/01/45	691	743,474
3.500%	01/01/46	3,570	3,843,654
3.500%	12/01/46	958	1,037,130
3.500%	04/01/47	872	934,340
3.500%	04/01/47	1,514	1,628,254
3.500%	03/01/48	7,654	8,221,560
3.500%	09/01/49	433	456,135
4.000%	11/01/44	290	318,534
4.000%	02/01/45	1,149	1,261,396
4.000%	11/01/45	49	53,185
4.000%	07/01/46	261	285,483
4.000%	01/01/47	147	157,859
4.000%	04/01/47	289	310,774
4.000%	04/01/47	319	345,859
4.000%	07/01/47	1,344	1,443,943
4.000%	04/01/48	1,116	1,185,461

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	11/01/40	185	$203,159
4.500%	10/01/45	1,975	2,212,083
4.500%	02/01/46	746	820,791
4.500%	11/01/47	654	716,018
4.500%	05/01/48	983	1,051,949
4.500%	08/01/48	1,778	1,904,099
Government National Mortgage Assoc.
2.000%	12/20/50	6,564	6,630,200
3.000%	05/20/43	946	991,994
3.000%	04/20/45	835	871,684
3.000%	02/20/47	837	874,147
3.000%	01/20/50	1,038	1,074,962
4.000%	03/20/48	1,773	1,924,982
4.000%	09/20/48	907	960,265
4.500%	07/20/48	808	859,028

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $292,248,707)			291,778,163

U.S. TREASURY OBLIGATIONS — 7.6%
U.S. Treasury Bonds
2.000%	11/15/41	62,686	63,381,423
2.000%	08/15/51	54,244	55,379,734
U.S. Treasury Notes
0.750%	12/31/23	16,000	16,004,375
1.000%	12/15/24	90,140	90,238,591
1.250%	11/30/26(a)	113,102	113,093,164
1.250%	12/31/26	8,000	7,994,375
1.375%	11/15/31	36,071	35,620,112

TOTAL U.S. TREASURY OBLIGATIONS (cost $379,484,885)			381,711,774

TOTAL LONG-TERM INVESTMENTS (cost $4,054,301,492)			4,755,216,627

		Shares
SHORT-TERM INVESTMENTS — 8.4%
AFFILIATED MUTUAL FUNDS — 6.0%
PGIM Core Ultra Short Bond Fund(wa) 99,942,936			99,942,936
PGIM Institutional Money Market Fund (cost $204,658,413; includes $204,646,846 of cash collateral for securities on loan)(b)(wa)		204,801,774	204,658,413

TOTAL AFFILIATED MUTUAL FUNDS (cost $304,601,349)			304,601,349

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 2.4%
U.S. Treasury Bills
0.041%	01/27/22(k)	70,000	69,998,717

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(n) (continued)
0.036%	03/24/22	50,000	$49,993,778

TOTAL U.S. TREASURY OBLIGATIONS (cost $119,993,794)			119,992,495

TOTAL SHORT-TERM INVESTMENTS (cost $424,595,143)			424,593,844

TOTAL INVESTMENTS—103.3% (cost $4,478,896,635)			5,179,810,471

Liabilities in excess of other assets(z) — (3.3)%			(167,846,303)

NET ASSETS — 100.0%			$5,011,964,168

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $0 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $199,843,512; cash collateral of $204,646,846 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
791	2 Year U.S.Treasury Notes	Mar. 2022	$172,573,954	$(252,681)
2,057	5 Year U.S.Treasury Notes	Mar. 2022	248,848,784	828,410
8	20 Year U.S. Treasury Bonds	Mar. 2022	1,283,500	1,485
805	E-Mini Russell 1000 Index	Mar. 2022	66,428,600	908,644
826	Euro STOXX 50 Index	Mar. 2022	40,319,693	861,878
300	FTSE 100 Index	Mar. 2022	29,740,201	570,127
500	Mini MSCI Emerging Markets Index	Mar. 2022	30,657,500	204,375
600	S&P 500 E-Mini Index	Mar. 2022	142,755,000	2,200,872
225	TOPIX Index	Mar. 2022	38,963,748	1,328,377

				6,651,487

Short Positions:
656	10 Year U.S. Treasury Notes	Mar. 2022	85,587,500	(969,312)
309	10 Year U.S. Ultra Treasury Notes	Mar. 2022	45,249,187	(656,353)
265	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	52,238,125	(1,294,699)
251	Australian Dollar Currency	Mar. 2022	18,267,780	(264,531)
995	Euro Currency	Mar. 2022	141,818,594	(662,357)
868	Mini MSCI EAFE Index	Mar. 2022	100,766,120	(1,164,031)
810	Russell 2000 E-Mini Index	Mar. 2022	90,833,400	(1,920,416)

				(6,931,699)

				$(280,212)

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Hess Corp.	12/20/26	1.000%(Q)	12,440	$99,458	$40,601	$(58,857)
IBM Corp.	12/20/26	1.000%(Q)	39,270	(1,135,891)	(1,251,461)	(115,570)
Lincoln National Corp.	12/20/26	1.000%(Q)	7,290	(80,228)	(110,960)	(30,732)
Simon Property Group LP	12/20/26	1.000%(Q)	16,240	(233,834)	(286,549)	(52,715)
Southwest Airlines Co.	12/20/26	1.000%(Q)	13,980	(39,841)	(36,937)	2,904
Valero Energy Corp.	12/20/26	1.000%(Q)	12,510	23,666	(30,430)	(54,096)

				$(1,366,670)	$(1,675,736)	$(309,066)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.37	12/20/26	1.000%(Q)	67,000	$(1,522,030)	$(1,659,024)	$(136,994)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Bloomberg Energy Subindex(T)	–	Bank of America, N.A.	1/05/22	10,000	$224,531	$—	$224,531
Bloomberg Industrial Metals Subindex(T)	–	Bank of America, N.A.	1/05/22	15,000	678,419	—	678,419

					$902,950	$—	$902,950

(1)	On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)   Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$902,950	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Goldman Sachs & Co. LLC	$—	$33,725,382

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Argentina	$19,642,143	$—	$—
Australia	—	37,739,351	—
Austria	—	3,605,630	—
Bermuda	1,941,996	—	—
Canada	87,513,643	—	—
Chile	161,492	—	—
China	10,167,049	26,866,738	—
Costa Rica	811,688	—	—
Denmark	—	72,070,823	—
Egypt	—	479,391	—
Finland	—	11,712,952	—
France	—	57,212,533	—
Germany	—	72,283,672	—
Hong Kong	—	16,283,174	—
India	15,258,394	—	—
Ireland	1,887,629	7,756,910	—
Israel	16,992,721	6,857,335	—
Italy	—	28,824,502	—
Japan	—	116,274,160	—
Jordan	—	1,040,465	—
Netherlands	1,954,871	64,937,160	—
New Zealand	—	9,763,293	—
Norway	—	1,759,733	—
Puerto Rico	5,532,942	—	—
Singapore	851,132	11,323,897	—
South Africa	—	5,838,309	—
Spain	—	18,758,794	—
Sweden	—	68,310,532	—
Switzerland	—	51,956,948	—

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Taiwan	$27,339,913	$—	$—
United Kingdom	1,962,526	44,482,927	—
United States	2,121,474,908	5,021,039	—
Exchange-Traded Funds
United States	227,862,239	—	—
Preferred Stocks
Germany	—	5,849,706	—
United States	3,226,691	—	—
Warrants
United States	—	—	—
Asset-Backed Securities
Cayman Islands	—	44,353,973	—
United States	—	250,358,377	—
Corporate Bonds
Belgium	—	4,902,142	—
Brazil	—	10,667,984	—
Canada	—	2,589,588	—
China	—	5,502,218	—
Ireland	—	12,168,668	—
Italy	—	9,001,627	—
Japan	—	2,387,472	—
Luxembourg	—	3,833,037	—
Taiwan	—	5,383,358	—
United Kingdom	—	6,389,222	—
United States	—	428,000,278	—
Sovereign Bond
Mexico	—	4,596,795	—
U.S. Government Agency Obligations	—	291,778,163	—
U.S. Treasury Obligations	—	381,711,774	—
Short-Term Investments
Affiliated Mutual Funds	304,601,349	—	—
U.S. Treasury Obligations	—	119,992,495	—

Total	$2,849,183,326	$2,330,627,145	$—

Other Financial Instruments*
Assets
Futures Contracts	$6,904,168	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	2,904	—
OTC Total Return Swap Agreements	—	902,950	—

Total	$6,904,168	$905,854	$—

Liabilities
Futures Contracts	$(7,184,380)	$—	$—
Centrally Cleared Credit Default Swap Agreements	—	(448,964)	—

Total	$(7,184,380)	$(448,964)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	10.0%
Affiliated Mutual Funds (4.1% represents investments purchased with collateral from securities on loan)	6.0
U.S. Government Agency Obligations	5.8
Software	5.5
Exchange-Traded Funds	4.5
Semiconductors & Semiconductor Equipment	4.2
Banks	4.0
IT Services	3.6
Interactive Media & Services	3.6
Pharmaceuticals	2.8
Technology Hardware, Storage & Peripherals	2.7
Automobiles	2.6
Health Care Equipment & Supplies	2.4
Internet & Direct Marketing Retail	2.3
Insurance	2.0
Capital Markets	1.8
Electric	1.6
Oil, Gas & Consumable Fuels	1.6
Small Business Loan	1.5
Life Sciences Tools & Services	1.5
Health Care Providers & Services	1.5
Specialty Retail	1.3
Food & Staples Retailing	1.3
Biotechnology	1.3
Entertainment	1.2
Equity Real Estate Investment Trusts (REITs)	1.2
Chemicals	1.2
Credit Cards	1.1
Trading Companies & Distributors	1.1
Textiles, Apparel & Luxury Goods	1.1
Hotels, Restaurants & Leisure	1.0
Air Freight & Logistics	1.0
Machinery	0.9
Collateralized Loan Obligations	0.9
Building Products	0.9
Airlines	0.7
Industrial Conglomerates	0.7
Electrical Equipment	0.7
Media	0.6
Other	0.6
Communications Equipment	0.6
Metals & Mining	0.5
Diversified Telecommunication Services	0.5
Food Products	0.5
Electronic Equipment, Instruments & Components	0.5
Pipelines	0.5
Beverages	0.5
Road & Rail	0.5
Diversified Financial Services	0.4
Real Estate Investment Trusts (REITs)	0.4
Commercial Services & Supplies	0.4
Consumer Finance	0.4
Semiconductors	0.4
Personal Products	0.4
Real Estate Management & Development	0.4

Multiline Retail	0.4%
Computers	0.4
Household Durables	0.3
Aerospace & Defense	0.3
Containers & Packaging	0.3
Auto Manufacturers	0.3
Telecommunications	0.3
Household Products	0.3
Electric Utilities	0.3
Internet	0.3
Healthcare-Products	0.3
Professional Services	0.2
Equipment	0.2
Oil & Gas	0.2
Marine	0.1
Auto Components	0.1
Consumer Loans	0.1
Healthcare-Services	0.1
Forest Products & Paper	0.1
Energy Equipment & Services	0.1
Gas	0.1
Electronics	0.1
Commercial Services	0.1
Health Care Technology	0.1
Sovereign Bond	0.1
Retail	0.1
Tobacco	0.1
Foods	0.1
Wireless Telecommunication Services	0.1
Iron/Steel	0.1
Thrifts & Mortgage Finance	0.1
Distributors	0.1
Transportation	0.1
Independent Power & Renewable Electricity Producers	0.1
Construction & Engineering	0.0	*
Multi-Utilities	0.0	*
Water Utilities	0.0	*
Gas Utilities	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Construction Materials	0.0	*
Diversified Consumer Services	0.0	*
Leisure Products	0.0	*
Paper & Forest Products	0.0	*

	103.3
Liabilities in excess of other assets	(3.3)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabiliti Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Unrealized appreciation on OTC swap agreements	$902,950		—	$—
Credit contracts	Due from/to broker-variation margin swaps	2,904	*	Due from/to broker-variation margin swaps	448,964	*
Equity contracts	Due from/to broker-variation margin futures	6,074,273	*	Due from/to broker-variation margin futures	3,084,447	*
Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	926,888	*
Interest rate contracts	Due from/to broker-variation margin futures	829,895	*	Due from/to broker-variation margin futures	3,173,045	*

		$7,810,022			$7,633,344

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Commodity contracts	$—	$(1,403,406)
Credit contracts	—	(3,676,976)
Equity contracts	44,372,858	—
Foreign exchange contracts	(3,828,882)	—
Interest rate contracts	(17,681,400)	—

Total	$22,862,576	$(5,080,382)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Commodity contracts	$—	$1,043,966
Credit contracts	—	1,049,145
Equity contracts	(3,184,275)	—
Foreign exchange contracts	(2,964,812)	—
Interest rate contracts	(2,442,949)	—

Total	$(8,592,036)	$2,093,111

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$1,093,186,369	$462,654,466

Credit Default
Swap Agreements— Buy Protection(1)
$127,600,200

Total Return
Swap
Agreements(1)
$27,102,828

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)		Net Amount

Securities on Loan	$199,843,512	$(199,843,512)	.	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.	$902,950	$—	$902,950	$—	$902,950

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST ALLIANZGI WORLD TRENDS PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $199,843,512:
Unaffiliated investments (cost $4,174,295,286)	$4,875,209,122
Affiliated investments (cost $304,601,349)	304,601,349
Foreign currency, at value (cost $1,393,690)	1,392,169
Cash	5,750
Due from broker-variation margin futures	37,864,884
Receivable for investments sold	23,709,266
Dividends and interest receivable	7,963,006
Tax reclaim receivable	3,831,938
Unrealized appreciation on OTC swap agreements	902,950
Receivable from affiliate	10,336
Receivable for Portfolio shares sold	486
Prepaid expenses and other assets	466,125

Total Assets	5,255,957,381

LIABILITIES
Payable to broker for collateral for securities on loan	204,646,846
Payable for investments purchased	34,792,311
Payable to affiliate	1,572,466
Management fee payable	1,207,761
Payable for Portfolio shares purchased	1,205,774
Accrued expenses and other liabilities	397,035
Distribution fee payable	137,579
Due to broker-variation margin swaps	30,651
Trustees’ fees payable	2,339
Affiliated transfer agent fee payable	451
Total Liabilities	243,993,213

NET ASSETS	$5,011,964,168

Net assets were comprised of:

Partners’ Equity	$5,011,964,168

Net asset value and redemption price per share, $5,011,964,168 / 247,574,723 outstanding shares of beneficial interest	$20.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $2,594,930 foreign withholding tax, of which $334,306 is reimbursable by an affiliate)	$49,146,409
Interest income (net of $660 foreign withholding tax)	26,886,992
Income from securities lending, net (including affiliated income of $118,038)	822,483
Affiliated dividend income	214,987

Total income	77,070,871

EXPENSES
Management fee	38,670,360
Distribution fee	12,858,707
Custodian and accounting fees	368,157
Trustees’ fees	74,299
Audit fee	43,700
Legal fees and expenses	40,427
Shareholders’ reports	12,215
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	110,742

Total expenses	52,186,030
Less: Fee waiver and/or expense reimbursement	(2,417,437)

Net expenses	49,768,593

NET INVESTMENT INCOME (LOSS)	27,302,278

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(71,990))	538,023,387
Net capital gain distributions received	195,790
Futures transactions	22,862,576
Swap agreements transactions	(5,080,382)
Foreign currency transactions	(485,412)

555,515,959

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $16,128)	(30,020,606)
Futures	(8,592,036)
Swap agreements	2,093,111
Foreign currencies	(2,138,755)

(38,658,286)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	516,857,673

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$544,159,951

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$27,302,278	$34,990,944
Net realized gain (loss) on investment and foreign currency transactions	555,320,169	278,155,680
Net capital gain distributions received	195,790	121,794
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(38,658,286)	177,783,985

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	544,159,951	491,052,403

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [184,315 and 139,943,520 shares, respectively]	3,537,762	2,016,648,655
Portfolio shares purchased [33,000,666 and 174,859,472 shares, respectively]	(642,593,221)	(2,430,788,399)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(639,055,459)	(414,139,744)

TOTAL INCREASE (DECREASE)	(94,895,508)	76,912,659
NET ASSETS:
Beginning of year	5,106,859,676	5,029,947,017

End of year	$5,011,964,168	$5,106,859,676

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BALANCED ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 82.4%
AFFILIATED MUTUAL FUNDS — 11.0%
AST ClearBridge Dividend Growth Portfolio*	7,429,826	$216,579,440
AST Emerging Markets Equity Portfolio*	3,287,708	33,764,758
AST Goldman Sachs Small-Cap Value Portfolio*	2,282,153	74,101,508
AST High Yield Portfolio*	6,841,066	84,966,044
AST Hotchkis & Wiley Large-Cap Value Portfolio*	1,824,635	78,203,842
AST Jennison Large-Cap Growth Portfolio*	1,345,335	97,146,605
AST MFS Growth Portfolio*	2,007,532	107,844,636
AST MFS Large-Cap Value Portfolio*	3,354,612	101,812,483
AST Small-Cap Growth Opportunities Portfolio*	2,365,797	76,131,357
AST Small-Cap Growth Portfolio*	943,501	77,640,681
AST Small-Cap Value Portfolio*	1,946,642	74,809,435
AST T. Rowe Price Large-Cap Growth Portfolio*	1,227,292	92,734,193
AST T. Rowe Price Natural Resources Portfolio*	2,842,739	77,493,078
AST Western Asset Emerging Markets Debt Portfolio*	4,347,048	55,337,924

TOTAL AFFILIATED MUTUAL FUNDS (cost $937,131,285)(wd)		1,248,565,984

COMMON STOCKS — 41.2%
Aerospace & Defense — 0.5%
Airbus SE (France)*	38,319	4,908,253
Boeing Co. (The)*	11,300	2,274,916
Curtiss-Wright Corp.	23,000	3,189,410
General Dynamics Corp.	51,556	10,747,879
HEICO Corp.	5,800	836,476
Howmet Aerospace, Inc.	8,100	257,823
Huntington Ingalls Industries, Inc.	800	149,392
L3Harris Technologies, Inc.	3,900	831,636
Lockheed Martin Corp.	18,600	6,610,626
Northrop Grumman Corp.	21,907	8,479,543
Raytheon Technologies Corp.	202,997	17,469,922
Textron, Inc.	17,100	1,320,120
TransDigm Group, Inc.*	1,100	699,908

		57,775,904

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.(a)	2,800	301,364
Deutsche Post AG (Germany)	137,317	8,810,052
DSV A/S (Denmark)	20,145	4,707,143
Expeditors International of Washington, Inc.	3,500	470,015
FedEx Corp.	46,798	12,103,835
United Parcel Service, Inc. (Class B Stock)	75,257	16,130,585
Yamato Holdings Co. Ltd. (Japan)	45,300	1,064,345

		43,587,339

Airlines — 0.0%
Alaska Air Group, Inc.*	2,600	135,460
American Airlines Group, Inc.*	13,500	242,460

	Shares	Value

COMMON STOCKS (continued)
Airlines (cont’d.)
Delta Air Lines, Inc.*	52,803	$2,063,541
Southwest Airlines Co.*	12,400	531,216
United Airlines Holdings, Inc.*	6,800	297,704

		3,270,381

Auto Components — 0.2%
Aisin Corp. (Japan)	48,100	1,846,518
Aptiv PLC*	17,958	2,962,172
BorgWarner, Inc.	5,000	225,350
Bridgestone Corp. (Japan)	165,600	7,126,870
Cie Generale des Etablissements Michelin SCA (France)	12,252	2,009,232
Denso Corp. (Japan)	21,000	1,740,193
Magna International, Inc. (Canada)	15,540	1,257,808

		17,168,143

Automobiles — 0.9%
Bayerische Motoren Werke AG (Germany)	18,068	1,811,288
BYD Co. Ltd. (China) (Class H Stock)	8,000	271,649
Daimler AG (Germany)	42,253	3,246,366
Ferrari NV (Italy)	20,240	5,249,952
Ford Motor Co.	200,400	4,162,308
General Motors Co.*	61,296	3,593,785
Hero MotoCorp Ltd. (India)	6,313	209,115
Isuzu Motors Ltd. (Japan)	431,200	5,353,503
Kia Corp. (South Korea)*	5,795	398,194
Rivian Automotive, Inc. (Class A Stock)*(a)	4,787	496,364
Tesla, Inc.*	60,948	64,408,627
Thor Industries, Inc.(a)	29,400	3,050,838
Toyota Motor Corp. (Japan)	280,400	5,147,130
Volkswagen AG (Germany)	1,630	479,504
Yamaha Motor Co. Ltd. (Japan)	59,876	1,438,604

		99,317,227

Banks — 2.2%
Absa Group Ltd. (South Africa)	36,649	350,488
Australia & New Zealand Banking Group Ltd. (Australia)	176,917	3,541,052
Bank Hapoalim BM (Israel)	308,477	3,176,185
Bank Leumi Le-Israel BM (Israel)	604,610	6,505,156
Bank of America Corp.	533,976	23,756,592
Bank of China Ltd. (China) (Class H Stock)	740,000	266,813
Bank of Ireland Group PLC (Ireland)*	87,878	499,257
Barclays PLC (United Kingdom)	1,207,430	3,056,686
BNP Paribas SA (France)	84,741	5,861,258
China Construction Bank Corp. (China) (Class H Stock)	1,444,000	1,000,024
Citigroup, Inc.	248,551	15,009,995
Citizens Financial Group, Inc.	8,900	420,525
Comerica, Inc.	2,800	243,600
Commonwealth Bank of Australia (Australia)	39,711	2,917,066
Credit Agricole SA (France)	58,764	839,554
DBS Group Holdings Ltd. (Singapore)	416,500	10,090,793
DNB Bank ASA (Norway)	137,659	3,150,023

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
East West Bancorp, Inc.	12,122	$953,759
Erste Group Bank AG (Austria)	27,396	1,288,393
Fifth Third Bancorp	14,400	627,120
First Republic Bank	3,600	743,436
Hana Financial Group, Inc. (South Korea)	14,342	506,161
HSBC Holdings PLC (United Kingdom)	99,289	602,902
Huntington Bancshares, Inc.	30,800	474,936
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	406,000	231,219
ING Groep NV (Netherlands)	195,552	2,733,371
Israel Discount Bank Ltd. (Israel) (Class A Stock)	65,200	439,148
Japan Post Bank Co. Ltd. (Japan)	46,200	423,359
JPMorgan Chase & Co.	230,156	36,445,203
KB Financial Group, Inc. (South Korea)	10,053	463,255
KBC Group NV (Belgium)	15,884	1,372,811
KeyCorp.	20,000	462,600
Lloyds Banking Group PLC (United Kingdom)	6,071,990	3,931,896
M&T Bank Corp.	2,700	414,666
Mediobanca Banca di Credito Finanziario SpA (Italy)	229,683	2,638,844
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,668,100	9,047,207
Mizuho Financial Group, Inc. (Japan)	123,600	1,571,846
National Australia Bank Ltd. (Australia)	199,877	4,192,547
NatWest Group PLC (United Kingdom)	267,991	819,617
Nordea Bank Abp (Finland)	157,828	1,928,246
NU Holdings Ltd. (Brazil) (Class A Stock)*(a)	107,612	1,009,401
Oversea-Chinese Banking Corp. Ltd. (Singapore)	173,700	1,470,106
People’s United Financial, Inc.	8,900	158,598
Pinnacle Financial Partners, Inc.	4,230	403,965
PNC Financial Services Group, Inc. (The)	93,784	18,805,568
Raiffeisen Bank International AG (Austria)	10,660	317,034
Regions Financial Corp.	262,200	5,715,960
Sberbank of Russia PJSC (Russia), ADR	64,335	1,030,044
Signature Bank	18,600	6,016,542
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	290,698	4,040,030
Sumitomo Mitsui Financial Group, Inc. (Japan)	59,400	2,032,801
SVB Financial Group*	2,220	1,505,693
Swedbank AB (Sweden) (Class A Stock)	179,339	3,607,680
Synovus Financial Corp.	45,100	2,158,937
Tisco Financial Group PCL (Thailand)	285,600	819,262
Truist Financial Corp.	142,038	8,316,325
U.S. Bancorp	201,467	11,316,401
Wells Fargo & Co.	432,048	20,729,663
Western Alliance Bancorp	27,100	2,917,315
Zions Bancorp NA	3,400	214,744

		245,583,678

	Shares	Value

COMMON STOCKS (continued)
Beverages — 0.6%
Ambev SA (Brazil)	102,700	$286,768
Brown-Forman Corp. (Class B Stock)	3,800	276,868
Carlsberg A/S (Denmark) (Class B Stock)	5,422	937,190
Coca-Cola Co. (The)	377,952	22,378,538
Coca-Cola Europacific Partners PLC (United Kingdom)	11,038	617,355
Coca-Cola HBC AG (Russia)*	82,429	2,850,052
Constellation Brands, Inc. (Class A Stock)	3,500	878,395
Diageo PLC (United Kingdom)	31,314	1,710,352
Diageo PLC (United Kingdom), ADR	27,831	6,126,717
Jiangsu Yanghe Brewery Joint-Stock
Co. Ltd. (China) (Class A Stock)	9,100	235,197
Kirin Holdings Co. Ltd. (Japan)	45,000	722,845
Molson Coors Beverage Co. (Class B Stock)	3,900	180,765
Monster Beverage Corp.*	28,908	2,776,324
PepsiCo, Inc.	128,207	22,270,838
Pernod Ricard SA (France)	14,040	3,379,442
Remy Cointreau SA (France)	8,053	1,963,871

		67,591,517

Biotechnology — 0.6%
AbbVie, Inc.	215,112	29,126,165
Amgen, Inc.	14,422	3,244,517
Argenx SE (Netherlands), ADR*	6,030	2,111,646
Biogen, Inc.*	7,050	1,691,436
BioMarin Pharmaceutical, Inc.*	11,070	978,035
BioNTech SE (Germany), ADR*	2,000	515,600
Gilead Sciences, Inc.	60,000	4,356,600
Horizon Therapeutics PLC*	37,363	4,026,237
Incyte Corp.*	25,200	1,849,680
Moderna, Inc.*	7,200	1,828,656
Regeneron Pharmaceuticals, Inc.*	18,899	11,935,096
Vertex Pharmaceuticals, Inc.*	43,300	9,508,680

		71,172,348

Building Products — 0.4%
A.O. Smith Corp.	2,800	240,380
Allegion PLC	1,900	251,636
Carlisle Cos., Inc.	24,200	6,004,504
Carrier Global Corp.	93,300	5,060,592
Cie de Saint-Gobain (France)	108,760	7,662,682
Fortune Brands Home & Security, Inc.	2,700	288,630
Geberit AG (Switzerland)	5,487	4,479,660
Johnson Controls International PLC	129,953	10,566,479
Kingspan Group PLC (Ireland)	8,061	963,206
Masco Corp.	5,200	365,144
Trane Technologies PLC	14,418	2,912,869
Xinyi Glass Holdings Ltd. (Hong Kong)	1,858,000	4,643,696

		43,439,478

Capital Markets — 1.4%
3i Group PLC (United Kingdom)	161,420	3,160,794
abrdn PLC (United Kingdom)	986,803	3,215,760
Ameriprise Financial, Inc.	15,836	4,777,088
Amundi SA (France), 144A	12,779	1,056,046

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
Apollo Global Management, Inc.	58,969	$4,271,125
Bank of New York Mellon Corp. (The)	56,000	3,252,480
BlackRock, Inc.	7,019	6,426,316
Blackstone, Inc.	15,002	1,941,109
Cboe Global Markets, Inc.	32,400	4,224,960
Charles Schwab Corp. (The)	48,168	4,050,929
CME Group, Inc.	18,146	4,145,635
Daiwa Securities Group, Inc. (Japan)	290,095	1,635,466
EQT AB (Sweden)	12,702	694,413
FactSet Research Systems, Inc.	700	340,207
Franklin Resources, Inc.	5,900	197,591
Goldman Sachs Group, Inc. (The)	56,101	21,461,437
IG Group Holdings PLC (United Kingdom)	55,381	609,344
Intercontinental Exchange, Inc.	44,100	6,031,557
Invesco Ltd.	7,100	163,442
Janus Henderson Group PLC	23,000	964,620
Julius Baer Group Ltd. (Switzerland)	33,091	2,208,721
KKR & Co., Inc.	70,842	5,277,729
Lazard Ltd. (Class A Stock)	15,089	658,333
Macquarie Group Ltd. (Australia)	47,233	7,045,444
MarketAxess Holdings, Inc.	800	329,016
Moody’s Corp.	19,000	7,421,020
Morgan Stanley	131,856	12,942,985
MSCI, Inc.	5,120	3,136,973
Nasdaq, Inc.	2,400	504,024
Northern Trust Corp.	58,460	6,992,401
Partners Group Holding AG (Switzerland)	766	1,263,459
Raymond James Financial, Inc.	52,800	5,301,120
S&P Global, Inc.	10,445	4,929,309
SBI Holdings, Inc. (Japan)	12,600	342,999
Schroders PLC (United Kingdom)	25,797	1,241,167
St. James’s Place PLC (United Kingdom)	11,252	255,949
State Street Corp.	80,100	7,449,300
Stifel Financial Corp.	18,200	1,281,644
T. Rowe Price Group, Inc.(a)	10,465	2,057,838
UBS Group AG (Switzerland)	636,741	11,405,626

		154,665,376

Chemicals — 0.7%
Air Products & Chemicals, Inc.	10,936	3,327,387
Albemarle Corp.	7,500	1,753,275
Arkema SA (France)	3,335	470,494
Asahi Kasei Corp. (Japan)	65,600	616,691
Celanese Corp.	21,200	3,562,872
CF Industries Holdings, Inc.	93,900	6,646,242
Chemours Co. (The)	30,600	1,026,936
Corteva, Inc.	27,500	1,300,200
Covestro AG (Germany), 144A	99,223	6,086,606
Dow, Inc.	119,582	6,782,691
DuPont de Nemours, Inc.	102,900	8,312,262
Eastman Chemical Co.	12,672	1,532,171
Ecolab, Inc.	5,100	1,196,409
FMC Corp.	2,500	274,725
Givaudan SA (Switzerland)	601	3,155,662
ICL Group Ltd. (Israel)	133,510	1,281,460

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
International Flavors & Fragrances, Inc.	5,200	$783,380
Linde PLC (United Kingdom) (NYSE)	18,690	6,474,777
Linde PLC (United Kingdom) (SGMX)	3,201	1,112,249
LyondellBasell Industries NV (Class A Stock)	5,500	507,265
Mitsubishi Chemical Holdings Corp. (Japan)	93,400	693,481
Mitsubishi Gas Chemical Co., Inc. (Japan)	17,600	298,101
Mitsui Chemicals, Inc. (Japan)	199,500	5,374,134
Mosaic Co. (The)	40,700	1,599,103
Nitto Denko Corp. (Japan)	17,300	1,334,961
PPG Industries, Inc.	32,694	5,637,753
Sherwin-Williams Co. (The)	5,000	1,760,800
Shin-Etsu Chemical Co. Ltd. (Japan)	17,900	3,097,055
Solvay SA (Belgium)	3,836	445,507
Sumitomo Chemical Co. Ltd. (Japan)	439,100	2,070,262
Tosoh Corp. (Japan)	126,100	1,875,129
Westlake Chemical Corp.	43,200	4,196,016
Yara International ASA (Brazil)	8,400	423,807

		85,009,863

Commercial Services & Supplies — 0.1%
Brambles Ltd. (Australia)	86,187	667,227
Cintas Corp.	1,800	797,706
Clean Harbors, Inc.*	40,600	4,050,662
Copart, Inc.*	24,400	3,699,528
Rentokil Initial PLC (United Kingdom)	96,096	760,532
Republic Services, Inc.	21,859	3,048,238
Rollins, Inc.	4,700	160,787
Securitas AB (Sweden) (Class B Stock)	21,822	300,260
TOPPAN, Inc. (Japan)	20,700	388,007
Waste Management, Inc.	7,900	1,318,510

		15,191,457

Communications Equipment — 0.3%
Arista Networks, Inc.*	18,500	2,659,375
Ciena Corp.*	5,818	447,812
Cisco Systems, Inc.	208,706	13,225,699
F5, Inc.*	1,200	293,652
Juniper Networks, Inc.	6,800	242,828
Motorola Solutions, Inc.	30,700	8,341,190
Nokia OYJ (Finland)*	262,502	1,654,756
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	64,111	703,300
Ubiquiti, Inc.	9,400	2,882,980

		30,451,592

Construction & Engineering — 0.1%
Eiffage SA (France)	4,150	427,582
Quanta Services, Inc.	7,958	912,464
Skanska AB (Sweden) (Class B Stock)	107,790	2,790,900
Vinci SA (France)	26,548	2,804,724

		6,935,670

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	76,500	381,498

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Construction Materials (cont’d.)
Eagle Materials, Inc.	15,900	$2,646,714
HeidelbergCement AG (Germany)	79,484	5,389,720
Martin Marietta Materials, Inc.	7,900	3,480,108
Vulcan Materials Co.	5,621	1,166,807

		13,064,847

Consumer Finance — 0.2%
AEON Financial Service Co. Ltd. (Japan)	25,900	278,991
American Express Co.	24,689	4,039,121
Capital One Financial Corp.	89,302	12,956,827
Discover Financial Services	37,100	4,287,276
OneMain Holdings, Inc.	73,600	3,682,944
SLM Corp.	54,717	1,076,283
Synchrony Financial	25,600	1,187,584

		27,509,026

Containers & Packaging — 0.1%
Amcor PLC	32,200	386,722
Avery Dennison Corp.	19,714	4,269,461
Ball Corp.	6,800	654,636
Berry Global Group, Inc.*	8,000	590,240
Crown Holdings, Inc.	36,739	4,064,068
International Paper Co.	8,200	385,236
Packaging Corp. of America	2,000	272,300
Sealed Air Corp.	3,100	209,157
Smurfit Kappa Group PLC (Ireland)	49,491	2,728,416
Transcontinental, Inc. (Canada) (Class A Stock)	47,327	759,881
Westrock Co.	38,900	1,725,604

		16,045,721

Distributors — 0.1%
Genuine Parts Co.	15,500	2,173,100
LKQ Corp.	85,700	5,144,571
Pool Corp.	800	452,800

		7,770,471

Diversified Consumer Services — 0.0%
Service Corp. International(a)	53,238	3,779,366

Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc. (Class B Stock)*	107,800	32,232,200
Chailease Holding Co. Ltd. (Taiwan)	84,000	798,312
Investor AB (Sweden) (Class A Stock)	25,020	661,272
Investor AB (Sweden) (Class B Stock)	90,375	2,272,244

		35,964,028

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	469,000	11,537,400
Deutsche Telekom AG (Germany)	167,940	3,109,388
Elisa OYJ (Finland)	6,864	422,534
Hellenic Telecommunications Organization SA (Greece)	34,539	638,766
Koninklijke KPN NV (Netherlands)	1,251,746	3,890,863
Lumen Technologies, Inc.	19,100	239,705
Swisscom AG (Switzerland)	1,328	749,099

	Shares	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
Telefonica Deutschland Holding AG (Germany)	451,834	$1,255,310
Telefonica SA (Spain)	1,435,991	6,285,779
Telkom Indonesia Persero Tbk PT (Indonesia)	1,785,200	506,655
Telstra Corp. Ltd. (Australia)	214,380	651,324
United Internet AG (Germany)	22,284	881,897
Verizon Communications, Inc.	352,896	18,336,476

		48,505,196

Electric Utilities — 0.7%
Alliant Energy Corp.	5,200	319,644
American Electric Power Co., Inc.	10,400	925,288
Chubu Electric Power Co., Inc. (Japan)	33,800	357,149
CLP Holdings Ltd. (Hong Kong)	58,500	590,859
Duke Energy Corp.	15,700	1,646,930
Edison International	7,900	539,175
Electricite de France SA (France)	110,511	1,298,417
Endesa SA (Spain)	163,506	3,756,892
Enel SpA (Italy)	414,901	3,322,280
Energisa SA (Brazil), UTS	82,300	656,255
Entergy Corp.	4,200	473,130
Evergy, Inc.	25,800	1,770,138
Eversource Energy	7,200	655,056
Exelon Corp.	160,300	9,258,928
FirstEnergy Corp.	89,900	3,738,941
Fortum OYJ (Finland)	21,518	659,648
Hawaiian Electric Industries, Inc.	87,033	3,611,870
Iberdrola SA (Spain)	445,867	5,276,144
NextEra Energy, Inc.	117,034	10,926,294
NRG Energy, Inc.	5,100	219,708
Pinnacle West Capital Corp.	2,400	169,416
Power Assets Holdings Ltd. (Hong Kong)	72,000	448,762
PPL Corp.	180,200	5,416,812
Red Electrica Corp. SA (Spain)	194,527	4,217,835
Southern Co. (The)	89,500	6,137,910
SSE PLC (United Kingdom)	223,663	4,987,674
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	103,462	676,378
Xcel Energy, Inc.	51,693	3,499,616

		75,557,149

Electrical Equipment — 0.4%
Acuity Brands, Inc.	4,100	868,052
AMETEK, Inc.	46,355	6,816,039
Contemporary Amperex Technology Co.Ltd. (China) (Class A Stock)	35,195	3,254,812
Eaton Corp. PLC	55,143	9,529,813
Emerson Electric Co.	90,700	8,432,379
Generac Holdings, Inc.*	1,300	457,496
Legrand SA (France)	6,570	769,408
Mitsubishi Electric Corp. (Japan)	94,300	1,198,305
Regal Rexnord Corp.	21,100	3,590,798
Rockwell Automation, Inc.	2,400	837,240
Schneider Electric SE	31,418	6,166,587

		41,920,929

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	12,500	$1,093,250
AU Optronics Corp. (Taiwan)	368,000	306,450
Azbil Corp. (Japan)	7,800	354,964
CDW Corp.	17,000	3,481,260
Corning, Inc.	97,468	3,628,734
Hon Hai Precision Industry Co. Ltd. (Taiwan)	114,000	428,077
IPG Photonics Corp.*	600	103,284
Keyence Corp. (Japan)	18,202	11,427,000
Keysight Technologies, Inc.*	3,800	784,738
Littelfuse, Inc.	3,272	1,029,633
TD SYNNEX Corp.	27,500	3,144,900
TE Connectivity Ltd.	6,600	1,064,844
Teledyne Technologies, Inc.*	900	393,201
Trimble, Inc.*	19,200	1,674,048
Zebra Technologies Corp. (Class A Stock)*	11,780	7,011,456

		35,925,839

Energy Equipment & Services — 0.1%
Baker Hughes Co.	17,300	416,238
Halliburton Co.	232,200	5,310,414
Schlumberger NV	29,200	874,540

		6,601,192

Entertainment — 0.6%
Activision Blizzard, Inc.	119,900	7,976,947
DeNA Co. Ltd. (Japan)	38,000	585,361
Electronic Arts, Inc.	20,600	2,717,140
GungHo Online Entertainment, Inc. (Japan)*	39,700	891,731
Kingsoft Corp. Ltd. (China)	54,000	236,689
Konami Holdings Corp. (Japan)	6,169	295,127
Live Nation Entertainment, Inc.*	2,800	335,132
NetEase, Inc. (China), ADR	8,368	851,695
Netflix, Inc.*	42,597	25,662,137
Nintendo Co. Ltd. (Japan)	7,700	3,591,528
Sea Ltd. (Taiwan), ADR*	26,808	5,997,218
Take-Two Interactive Software, Inc.*	5,800	1,030,776
Walt Disney Co. (The)*	102,787	15,920,678

		66,092,159

Equity Real Estate Investment Trusts (REITs) — 1.1%
Alexandria Real Estate Equities, Inc.	24,491	5,460,513
American Campus Communities, Inc.	23,398	1,340,471
American Tower Corp.	15,274	4,467,645
Apartment Income REIT Corp.	80,400	4,395,468
AvalonBay Communities, Inc.	34,357	8,678,235
Boston Properties, Inc.	6,482	746,597
Camden Property Trust	3,600	643,248
Cousins Properties, Inc.	16,787	676,180
Crown Castle International Corp.	14,200	2,964,108
Dexus (Australia)	646,400	5,247,228
Digital Realty Trust, Inc.	5,700	1,008,159
Duke Realty Corp.	7,900	518,556
Equinix, Inc.	4,214	3,564,370
Equity Residential	43,600	3,945,800
Essex Property Trust, Inc.	1,300	457,899

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Extra Space Storage, Inc.	21,300	$4,829,349
Federal Realty Investment Trust	1,500	204,480
Gaming & Leisure Properties, Inc.	20,196	982,737
Goodman Group (Australia)	115,837	2,235,005
GPT Group (The) (Australia)	90,720	358,335
Healthpeak Properties, Inc.	11,300	407,817
Highwoods Properties, Inc.	13,400	597,506
Host Hotels & Resorts, Inc.*	14,900	259,111
Iron Mountain, Inc.(a)	6,000	313,980
Kimco Realty Corp.	12,800	315,520
Klepierre SA (France)*	16,590	393,246
Lamar Advertising Co. (Class A Stock)	46,500	5,640,450
Link REIT (Hong Kong)	104,500	919,623
Mid-America Apartment Communities, Inc.	2,400	550,656
Park Hotels & Resorts, Inc.*	75,200	1,419,776
Prologis, Inc.	119,979	20,199,665
Public Storage	15,100	5,655,856
Realty Income Corp.	44,612	3,193,773
Regency Centers Corp.	3,200	241,120
SBA Communications Corp.	30,765	11,968,200
Simon Property Group, Inc.	12,900	2,061,033
Stockland (Australia)	1,643,175	5,067,643
Sun Communities, Inc.(a)	13,300	2,792,601
Tritax Big Box REIT PLC (United Kingdom)	105,845	356,721
UDR, Inc.	5,800	347,942
Ventas, Inc.	30,015	1,534,367
Vornado Realty Trust	3,300	138,138
Welltower, Inc.	8,800	754,776
Weyerhaeuser Co.	81,700	3,364,406

		121,218,309

Food & Staples Retailing — 0.6%
BIM Birlesik Magazalar A/S (Turkey)	38,958	181,055
Carrefour SA (France)	31,590	579,056
Costco Wholesale Corp.	18,842	10,696,603
Kesko OYJ (Finland) (Class B Stock)	27,515	917,971
Koninklijke Ahold Delhaize NV (Netherlands)	239,784	8,218,325
Kroger Co. (The)	77,500	3,507,650
Seven & iHoldings Co. Ltd. (Japan)	28,100	1,234,975
Sugi Holdings Co. Ltd. (Japan)	4,300	260,167
Sysco Corp.	61,594	4,838,209
Tesco PLC (United Kingdom)	1,363,768	5,353,256
Walgreens Boots Alliance, Inc.	97,700	5,096,032
Wal-Mart de Mexico SAB de CV (Mexico)	148,821	553,986
Walmart, Inc.	151,498	21,920,246

		63,357,531

Food Products — 0.6%
Archer-Daniels-Midland Co.	69,200	4,677,228
Bunge Ltd.	32,400	3,024,864
Campbell Soup Co.	4,200	182,532
Conagra Brands, Inc.	10,000	341,500
Darling Ingredients, Inc.*	12,109	839,033
General Mills, Inc.	12,700	855,726

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Food Products (cont’d.)
Gruma SAB de CV (Mexico) (Class B Stock)	28,010	$357,986
Hershey Co. (The)	27,465	5,313,654
Hormel Foods Corp.	5,900	287,979
Inghams Group Ltd. (Australia)	107,093	273,435
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	67,400	438,903
J.M. Smucker Co. (The)	2,100	285,222
JBS SA	57,876	394,512
Kellogg Co.(a)	5,300	341,426
Kraft Heinz Co. (The)	175,300	6,293,270
Lamb Weston Holdings, Inc.	3,000	190,140
McCormick & Co., Inc.	5,200	502,372
Mondelez International, Inc. (Class A Stock)	131,324	8,708,094
Nestle SA (Switzerland)	146,989	20,571,878
Orkla ASA (Norway)	312,927	3,139,812
Tyson Foods, Inc. (Class A Stock)	81,700	7,120,972
Viscofan SA (Spain)	3,416	221,177
Wilmar International Ltd. (China)	1,468,800	4,527,403

		68,889,118

Gas Utilities — 0.0%
Atmos Energy Corp.	2,700	282,879
Osaka Gas Co. Ltd. (Japan)	58,600	970,439
Snam SpA (Italy)	60,710	365,910
UGI Corp.	47,500	2,180,725

		3,799,953

Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	182,871	25,737,265
ABIOMED, Inc.*	900	323,253
Alcon, Inc. (Switzerland) (SWX)(a)	20,420	1,801,063
Alcon, Inc. (Switzerland) (NYSE)	21,563	1,878,569
Align Technology, Inc.*	7,600	4,994,568
Baxter International, Inc.	10,400	892,736
Becton, Dickinson & Co.	43,053	10,826,968
Boston Scientific Corp.*	260,238	11,054,910
Cooper Cos., Inc. (The)	1,000	418,940
DENTSPLY SIRONA, Inc.	74,000	4,128,460
Dexcom, Inc.*	2,020	1,084,639
Edwards Lifesciences Corp.*	79,600	10,312,180
Hologic, Inc.*	5,300	405,768
Hoya Corp. (Japan)	18,300	2,714,707
IDEXX Laboratories, Inc.*	1,740	1,145,720
Intuitive Surgical, Inc.*	26,043	9,357,250
Koninklijke Philips NV (Netherlands)	32,982	1,229,195
Medtronic PLC	146,850	15,191,632
Menicon Co. Ltd. (Japan)	45,270	1,339,798
Olympus Corp. (Japan)	71,700	1,653,404
ResMed, Inc.	3,000	781,440
STERIS PLC	2,000	486,820
Straumann Holding AG (Switzerland)	2,419	5,142,123
Stryker Corp.	19,554	5,229,131
Teleflex, Inc.	900	295,632
Zimmer Biomet Holdings, Inc.	4,200	533,568

		118,959,739

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services — 1.0%
Acadia Healthcare Co., Inc.*	17,777	$1,079,064
AmerisourceBergen Corp.	10,592	1,407,571
Amplifon SpA (Italy)	22,877	1,232,358
Anthem, Inc.	25,100	11,634,854
Cardinal Health, Inc.	6,100	314,089
Centene Corp.*	37,228	3,067,587
Cigna Corp.	44,001	10,103,950
CVS Health Corp.	117,730	12,145,027
DaVita, Inc.*	1,400	159,264
Fresenius SE & Co. KGaA (Germany)	136,853	5,504,645
HCA Healthcare, Inc.	25,800	6,628,536
Henry Schein, Inc.*	2,900	224,837
Humana, Inc.	2,600	1,206,036
Laboratory Corp. of America Holdings* .	20,101	6,315,935
McKesson Corp.	11,200	2,783,984
Medipal Holdings Corp. (Japan)	174,900	3,280,563
Molina Healthcare, Inc.*	21,925	6,973,904
Quest Diagnostics, Inc.	2,400	415,224
Sonic Healthcare Ltd. (Australia)	241,926	8,218,260
UnitedHealth Group, Inc.	72,153	36,230,907
Universal Health Services, Inc. (Class B Stock)	1,400	181,524

		119,108,119

Health Care Technology — 0.0%
Cerner Corp.	6,200	575,794
Veeva Systems, Inc. (Class A Stock)*	10,600	2,708,088

		3,283,882

Hotels, Restaurants & Leisure — 0.9%
Aramark	17,392	640,895
Aristocrat Leisure Ltd. (Australia)	39,105	1,239,710
Booking Holdings, Inc.*	5,685	13,639,623
Caesars Entertainment, Inc.*	4,500	420,885
Carnival Corp.*(a)	16,700	336,004
Chipotle Mexican Grill, Inc.*	590	1,031,468
Darden Restaurants, Inc.	22,272	3,355,054
Domino’s Pizza, Inc.	760	428,891
Evolution AB (Sweden), 144A	8,717	1,235,642
Expedia Group, Inc.*	3,000	542,160
Flutter Entertainment PLC (Ireland)*	8,277	1,310,952
Greggs PLC (United Kingdom)	15,819	715,080
Hilton Worldwide Holdings, Inc.*	9,600	1,497,504
Hyatt Hotels Corp. (Class A Stock)*	55,000	5,274,500
InterContinental Hotels Group PLC (United Kingdom)*	9,504	615,216
La Francaise des Jeux SAEM (France), 144A	6,617	293,135
Las Vegas Sands Corp.*	7,200	271,008
Marriott International, Inc. (Class A Stock)*	29,424	4,862,022
McDonald’s Corp.	111,018	29,760,595
McDonald’s Holdings Co. Japan Ltd. (Japan)	126,741	5,610,376
MGM Resorts International	117,898	5,291,262
Norwegian Cruise Line Holdings Ltd.*	7,700	159,698
Penn National Gaming, Inc.*(a)	3,500	181,475
Planet Fitness, Inc. (Class A Stock)*	56,600	5,126,828

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Royal Caribbean Cruises Ltd.*(a)	16,759	$1,288,767
Sodexo SA (France)	4,761	418,211
Starbucks Corp.	89,000	10,410,330
Tabcorp Holdings Ltd. (Australia)	237,073	866,092
Wynn Resorts Ltd.*	2,200	187,088
Yum China Holdings, Inc. (China)	20,952	1,044,248
Yum! Brands, Inc.	15,326	2,128,168

		100,182,887

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	43,125	435,960
D.R. Horton, Inc.	37,979	4,118,822
Garmin Ltd.	3,000	408,510
Iida Group Holdings Co. Ltd. (Japan)	220,900	5,145,043
Lennar Corp. (Class A Stock)	27,712	3,219,026
Mohawk Industries, Inc.*	1,000	182,180
Newell Brands, Inc.	7,900	172,536
NVR, Inc.*	170	1,004,508
Persimmon PLC (United Kingdom)	16,143	623,718
PulteGroup, Inc.	5,400	308,664
Sony Group Corp. (Japan)	15,700	1,976,844
Toll Brothers, Inc.	67,012	4,850,999
Whirlpool Corp.	1,300	305,058

		22,751,868

Household Products — 0.3%
Church & Dwight Co., Inc.	5,100	522,750
Clorox Co. (The)	2,400	418,464
Colgate-Palmolive Co.	17,300	1,476,382
Henkel AG & Co. KGaA (Germany)	5,407	421,819
Kimberly-Clark Corp.	6,800	971,856
Procter & Gamble Co. (The)	192,804	31,538,878

		35,350,149

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	215,900	5,246,370

Industrial Conglomerates — 0.3%
3M Co.	25,300	4,494,039
DCC PLC (United Kingdom)	46,081	3,771,743
General Electric Co.	22,600	2,135,022
Hitachi Ltd. (Japan)	24,200	1,310,602
Honeywell International, Inc.	72,617	15,141,371
Roper Technologies, Inc.	2,100	1,032,906
Siemens AG (Germany)	5,452	941,938
Toshiba Corp. (Japan)	27,200	1,117,799

		29,945,420

Insurance — 1.1%
Aflac, Inc.	23,800	1,389,682
AIA Group Ltd. (Hong Kong)	138,800	1,399,460
Alleghany Corp.*	1,020	680,942
Allianz SE (Germany)	44,246	10,435,090
Allstate Corp. (The)	6,100	717,665
American Financial Group, Inc.	4,200	576,744
American International Group, Inc.	90,000	5,117,400
Aon PLC (Class A Stock)	10,300	3,095,768
Arch Capital Group Ltd.*	131,800	5,858,510

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Arthur J. Gallagher & Co.	14,141	$2,399,303
Assurant, Inc.	1,300	202,618
AXA SA (France)	126,150	3,766,806
Brown & Brown, Inc.	5,400	379,512
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	329,600	892,850
Chubb Ltd.	86,567	16,734,267
Cincinnati Financial Corp.	3,400	387,362
Dai-ichi Life Holdings, Inc. (Japan)	50,500	1,020,496
Everest Re Group Ltd.	900	246,528
Fairfax Financial Holdings Ltd. (Canada)	2,838	1,396,037
Fidelity National Financial, Inc.	29,600	1,544,528
Gjensidige Forsikring ASA (Norway)	15,582	378,437
Globe Life, Inc.	2,400	224,928
Hartford Financial Services Group, Inc. (The)	31,821	2,196,922
iA Financial Corp., Inc. (Canada)	7,088	405,573
Japan Post Holdings Co. Ltd. (Japan)	124,300	969,577
Japan Post Insurance Co. Ltd. (Japan)	33,700	541,346
Legal & General Group PLC (United Kingdom)	277,620	1,115,637
Lincoln National Corp.	4,200	286,692
Loews Corp.	4,900	283,024
Manulife Financial Corp. (Canada)	74,878	1,427,178
Marsh & McLennan Cos., Inc.	65,798	11,437,008
Medibank Private Ltd. (Australia)	148,869	362,523
MetLife, Inc.	206,591	12,909,872
NN Group NV (Netherlands)	126,295	6,869,773
Old Republic International Corp.	61,700	1,516,586
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	572,000	466,926
Poste Italiane SpA (Italy), 144A	224,766	2,942,797
Principal Financial Group, Inc.	5,700	412,281
Progressive Corp. (The)	28,583	2,934,045
Reinsurance Group of America, Inc.	28,800	3,153,312
RenaissanceRe Holdings Ltd. (Bermuda)	6,530	1,105,725
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	5,455	917,470
Sompo Holdings, Inc. (Japan)	50,700	2,137,102
Suncorp Group Ltd. (Australia)	64,844	523,168
T&D Holdings, Inc. (Japan)	27,300	348,267
Travelers Cos., Inc. (The)	5,400	844,722
W.R. Berkley Corp.	12,400	1,021,636
Willis Towers Watson PLC	2,600	617,474
Zurich Insurance Group AG (Switzerland)	7,410	3,249,231

		119,840,800

Interactive Media & Services — 1.7%
Alphabet, Inc. (Class A Stock)*	27,665	80,146,612
Alphabet, Inc. (Class C Stock)*	18,350	53,097,376
Auto Trader Group PLC (United Kingdom), 144A	51,125	512,109
carsales.com Ltd. (Australia)	20,498	373,215
Match Group, Inc.*	5,800	767,050
Meta Platforms, Inc. (Class A Stock)*	171,831	57,795,357

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
NAVER Corp. (South Korea)*	1,291	$410,976
Snap, Inc. (Class A Stock)*	15,516	729,717
Tencent Holdings Ltd. (China)	26,800	1,557,566
Twitter, Inc.*	16,700	721,774

		196,111,752

Internet & Direct Marketing Retail — 1.1%
Alibaba Group Holding Ltd. (China), ADR*	11,516	1,367,986
Amazon.com, Inc.*	33,339	111,163,561
eBay, Inc.	112,800	7,501,200
Etsy, Inc.*	2,600	569,244
JD.com, Inc. (China), ADR*	6,376	446,766
MercadoLibre, Inc. (Argentina)*	3,364	4,536,017
Qurate Retail, Inc. (Class A Stock)	153,900	1,169,640
Zalando SE (Germany), 144A*	3,234	261,431
ZOZO, Inc. (Japan)	50,800	1,585,520

		128,601,365

IT Services — 1.7%
Accenture PLC (Class A Stock)	43,140	17,883,687
Adyen NV (Netherlands), 144A*	4,060	10,675,287
Affirm Holdings, Inc.*	3,590	361,010
Akamai Technologies, Inc.*	3,400	397,936
Automatic Data Processing, Inc.	51,600	12,723,528
Bechtle AG (Germany)	5,229	374,883
Broadridge Financial Solutions, Inc.	2,400	438,768
Capgemini SE (France)	30,755	7,543,205
Cognizant Technology Solutions Corp. (Class A Stock)	11,000	975,920
Concentrix Corp.	7,700	1,375,374
Dlocal Ltd. (Uruguay)*(a)	31,161	1,112,136
DXC Technology Co.*	5,300	170,607
Edenred (France)	12,736	587,765
EPAM Systems, Inc.*	12,700	8,489,315
Fidelity National Information Services, Inc.	71,925	7,850,614
Fiserv, Inc.*	12,200	1,266,238
FleetCor Technologies, Inc.*	4,469	1,000,341
Fujitsu Ltd. (Japan)	49,200	8,407,969
Gartner, Inc.*	22,677	7,581,375
Global Payments, Inc.	10,800	1,459,944
Globant SA*	10,778	3,385,262
GMO Payment Gateway, Inc. (Japan)	14,097	1,749,916
International Business Machines Corp.	24,758	3,309,154
Jack Henry & Associates, Inc.	1,400	233,786
Mastercard, Inc. (Class A Stock)	81,565	29,307,936
MongoDB, Inc.*	10,500	5,558,175
NEC Corp. (Japan)	12,600	581,919
NTT Data Corp. (Japan)	32,000	686,628
Paychex, Inc.	6,500	887,250
PayPal Holdings, Inc.*	55,900	10,541,622
Shopify, Inc. (Canada) (Class A Stock)*	5,273	7,262,977
Snowflake, Inc. (Class A Stock)*	3,500	1,185,625
Tata Consultancy Services Ltd. (India)	32,221	1,619,054
TIS, Inc. (Japan)	40,000	1,188,862
VeriSign, Inc.*	9,000	2,284,380

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
Visa, Inc. (Class A Stock)(a)	153,582	$33,282,755

		193,741,203

Leisure Products — 0.0%
Hasbro, Inc.	9,236	940,040
Sega Sammy Holdings, Inc. (Japan)	24,900	390,696

		1,330,736

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	9,164	1,463,033
Avantor, Inc.*	18,330	772,426
Bio-Rad Laboratories, Inc. (Class A Stock)*	1,240	936,907
Bio-Techne Corp.	800	413,872
Bruker Corp.	7,200	604,152
Charles River Laboratories International, Inc.*	1,000	376,780
Danaher Corp.	36,800	12,107,568
Eurofins Scientific SE (Luxembourg)	47,294	5,859,493
Illumina, Inc.*	3,200	1,217,408
IQVIA Holdings, Inc.*	35,509	10,018,509
Lonza Group AG (Switzerland)	3,851	3,212,223
Mettler-Toledo International, Inc.*	460	780,717
PerkinElmer, Inc.	8,200	1,648,692
Thermo Fisher Scientific, Inc.	35,487	23,678,346
Waters Corp.*	7,600	2,831,760
West Pharmaceutical Services, Inc.	1,500	703,515

		66,625,401

Machinery — 0.9%
Aalberts NV (Netherlands)	7,648	506,831
Atlas Copco AB (Sweden) (Class B Stock)	20,563	1,206,193
Caterpillar, Inc.	46,893	9,694,659
CNH Industrial NV (United Kingdom)	233,344	4,545,154
Cummins, Inc.	30,400	6,631,456
Daimler Truck Holding AG (Germany)*	21,127	776,656
Deere & Co.	45,218	15,504,800
Dover Corp.	15,847	2,877,815
Epiroc AB (Sweden) (Class A Stock)	62,391	1,579,189
Epiroc AB (Sweden) (Class B Stock)	20,282	430,706
Fortive Corp.	27,687	2,112,241
Gates Industrial Corp. PLC*	20,535	326,712
GEA Group AG (Germany)	38,574	2,106,179
Hino Motors Ltd. (Japan)	42,000	345,580
Husqvarna AB (Sweden) (Class B Stock)	27,426	438,258
IDEX Corp.	1,500	354,480
Illinois Tool Works, Inc.	5,900	1,456,120
Ingersoll Rand, Inc.	68,500	4,238,095
Komatsu Ltd. (Japan)	42,600	996,926
MINEBEA MITSUMI, Inc. (Japan)	18,500	524,920
MISUMI Group, Inc. (Japan)	86,500	3,552,957
NGK Insulators Ltd. (Japan)	201,300	3,405,606
Nordson Corp.	2,400	612,648
Oshkosh Corp.	36,420	4,104,898
Otis Worldwide Corp.	90,327	7,864,772
PACCAR, Inc.	7,200	635,472

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Parker-Hannifin Corp.	29,833	$9,490,474
Pentair PLC	3,500	255,605
Rational AG (Germany)	336	343,907
SKF AB (Sweden) (Class B Stock)	19,803	468,413
SMC Corp. (Japan)	7,300	4,918,454
Snap-on, Inc.	1,100	236,918
Stanley Black & Decker, Inc.	10,313	1,945,238
Techtronic Industries Co. Ltd. (Hong Kong)	326,281	6,498,496
Westinghouse Air Brake Technologies Corp.	3,900	359,229
Xylem, Inc.	3,600	431,712

		101,777,769

Marine — 0.1%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	167	556,248
AP Moller - Maersk A/S (Denmark) (Class B Stock)	2,027	7,271,998
Kuehne + Nagel International AG (Switzerland)	2,808	906,111
Nippon Yusen KK (Japan)	53,000	4,035,798
SITC International Holdings Co. Ltd. (China)	826,000	2,989,515

		15,759,670

Media — 0.4%
Charter Communications, Inc. (Class A Stock)*	2,540	1,656,004
Comcast Corp. (Class A Stock)	417,373	21,006,383
Dentsu Group, Inc. (Japan)	45,600	1,625,623
Discovery, Inc. (Class A Stock)*(a)	3,500	82,390
Discovery, Inc. (Class C Stock)*	6,300	144,270
DISH Network Corp. (Class A Stock)*	5,200	168,688
Fox Corp. (Class A Stock)	6,700	247,230
Fox Corp. (Class B Stock)	3,100	106,237
Hakuhodo DY Holdings, Inc. (Japan)	23,100	385,109
Interpublic Group of Cos., Inc. (The)(a)	8,200	307,090
News Corp. (Class A Stock)	8,200	182,942
News Corp. (Class B Stock)	2,500	56,250
Omnicom Group, Inc.	4,500	329,715
Publicis Groupe SA (France)	44,873	3,021,627
ViacomCBS, Inc. (Class B Stock)	190,100	5,737,218
WPP PLC (United Kingdom)	478,499	7,238,864

		42,295,640

Metals & Mining — 0.5%
Alcoa Corp.	39,300	2,341,494
Anglo American PLC (South Africa)	64,976	2,657,597
ArcelorMittal SA (Luxembourg)	241,023	7,712,605
BHP Group Ltd. (Australia)	153,336	4,635,589
BHP Group PLC (Australia)	38,580	1,150,260
BlueScope Steel Ltd. (Australia)	374,700	5,706,899
Evraz PLC (Russia)	46,872	382,410
Fortescue Metals Group Ltd. (Australia)	82,859	1,160,416
Freeport-McMoRan, Inc.	233,760	9,754,805
Glencore PLC (Australia)*	299,906	1,521,563

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Impala Platinum Holdings Ltd. (South Africa)	16,067	$227,074
JFE Holdings, Inc. (Japan)	14,500	185,135
Newmont Corp.	16,300	1,010,926
Nippon Steel Corp. (Japan)	45,100	741,151
Nucor Corp.	5,900	673,485
POSCO (South Korea)	2,514	574,364
Reliance Steel & Aluminum Co.	20,600	3,341,732
Rio Tinto Ltd. (Australia)	18,421	1,345,201
Rio Tinto PLC (Australia)	125,703	8,338,005
South32 Ltd. (Australia)	133,854	392,544
Southern Copper Corp. (Peru)	24,600	1,518,066
Steel Dynamics, Inc.	68,165	4,231,001
Tata Steel Ltd. (India)	33,264	498,970
Vale SA (Brazil)	27,300	380,087

		60,481,379

Multiline Retail — 0.1%
B&M European Value Retail SA (United Kingdom)	93,475	803,182
Dollar General Corp.	4,700	1,108,401
Dollar Tree, Inc.*	4,600	646,392
Kohl’s Corp.	11,500	567,985
Next PLC (United Kingdom)	12,615	1,388,686
Target Corp.	47,549	11,004,741

		15,519,387

Multi-Utilities — 0.3%
Ameren Corp.	17,794	1,583,844
CenterPoint Energy, Inc.	230,284	6,427,226
CMS Energy Corp.	18,996	1,235,690
Consolidated Edison, Inc.	7,400	631,368
Dominion Energy, Inc.	48,016	3,772,137
DTE Energy Co.	4,000	478,160
E.ON SE (Germany)	661,216	9,182,153
Engie SA (France)	92,540	1,370,462
NiSource, Inc.	8,200	226,402
Public Service Enterprise Group, Inc.	46,415	3,097,273
Sempra Energy	60,400	7,989,712
WEC Energy Group, Inc.	6,600	640,662

		36,635,089

Oil, Gas & Consumable Fuels — 1.4%
Aker BP ASA (Norway)	12,253	377,200
APA Corp.	71,000	1,909,190
BP PLC (United Kingdom)	2,251,805	10,074,106
Canadian Natural Resources Ltd. (Canada)	5,819	245,880
Cheniere Energy, Inc.	47,462	4,813,596
Chevron Corp.	223,108	26,181,724
China Petroleum & Chemical Corp. (China) (Class H Stock)	1,700,000	791,645
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	308,000	722,856
ConocoPhillips	136,448	9,848,817
Coterra Energy, Inc.	270,100	5,131,900
Devon Energy Corp.	13,100	577,055
Diamondback Energy, Inc.	3,400	366,690

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Enbridge, Inc. (Canada)	137,598	$5,377,330
Eni SpA (Italy)	31,338	435,147
EOG Resources, Inc.	143,826	12,776,064
Equinor ASA (Norway)	256,025	6,791,855
Exxon Mobil Corp.	360,554	22,062,299
Hess Corp.	12,583	931,519
Inpex Corp. (Japan)	643,600	5,600,683
Kinder Morgan, Inc.	152,300	2,415,478
LUKOIL PJSC (Russia), ADR	12,734	1,143,513
Lundin Energy AB (Sweden)	75,758	2,709,528
Marathon Oil Corp.	159,000	2,610,780
Marathon Petroleum Corp.	12,700	812,673
Occidental Petroleum Corp.	45,700	1,324,843
OMV AG (Austria)	109,920	6,250,950
ONEOK, Inc.	9,300	546,468
Pembina Pipeline Corp. (Canada)(a)	12,971	393,452
PetroChina Co. Ltd. (China) (Class H Stock)	648,000	288,174
Phillips 66	20,200	1,463,692
Pioneer Natural Resources Co.	4,700	854,836
Repsol SA (Spain)	74,190	881,424
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	216,157	4,745,040
Suncor Energy, Inc. (Canada)	11,793	295,070
Targa Resources Corp.	27,200	1,420,928
TotalEnergies SE (France)	20,234	1,028,421
Tourmaline Oil Corp. (Canada)	26,073	841,789
Valero Energy Corp.	28,715	2,156,784
Williams Cos., Inc. (The)	229,018	5,963,629

		153,163,028

Paper & Forest Products — 0.0%
Stora Enso OYJ (Finland) (Class R Stock)	30,072	551,114

Personal Products — 0.3%
Amorepacific Corp. (South Korea)*	4,021	559,645
Coty, Inc. (Class A Stock)*	315,800	3,315,900
Estee Lauder Cos., Inc. (The) (Class A Stock)	17,100	6,330,420
Kao Corp. (Japan)	4,200	219,613
L’Oreal SA (France)	22,507	10,685,519
Unilever PLC (United Kingdom)	238,127	12,742,033

		33,853,130

Pharmaceuticals — 2.0%
AstraZeneca PLC (United Kingdom)	26,320	3,082,435
AstraZeneca PLC (United Kingdom), ADR	23,995	1,397,709
Bayer AG (Germany)	41,753	2,234,773
Bristol-Myers Squibb Co.	262,340	16,356,899
Catalent, Inc.*	3,400	435,302
Chugai Pharmaceutical Co. Ltd. (Japan)	57,000	1,852,031
Eli Lilly & Co.	80,371	22,200,078
GlaxoSmithKline PLC (United Kingdom)	503,864	10,941,343
Hikma Pharmaceuticals PLC (Jordan)	23,919	718,589
Ipsen SA (France)	32,922	3,015,169

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Johnson & Johnson	192,160	$32,872,811
Kyowa Kirin Co. Ltd. (Japan)	6,900	188,067
Merck & Co., Inc.	199,743	15,308,303
Merck KGaA (Germany)	32,513	8,394,792
Novartis AG (Switzerland)	135,175	11,872,562
Novo Nordisk A/S (Denmark) (Class B Stock)	109,547	12,334,129
Ono Pharmaceutical Co. Ltd. (Japan)	18,400	456,462
Organon & Co.	5,300	161,385
Otsuka Holdings Co. Ltd. (Japan)	149,400	5,410,843
Pfizer, Inc.	470,529	27,784,737
Roche Holding AG (Switzerland)	57,702	23,981,388
Sanofi (France)	114,510	11,530,281
Takeda Pharmaceutical Co. Ltd. (Japan)	79,800	2,177,523
Viatris, Inc.	25,200	340,956
Zoetis, Inc.	64,584	15,760,433

		230,809,000

Professional Services — 0.3%
Benefit One, Inc. (Japan)	8,100	347,672
Dun & Bradstreet Holdings, Inc.*	31,700	649,533
Equifax, Inc.	2,500	731,975
Experian PLC (United Kingdom)	45,629	2,243,227
IHS Markit Ltd.	28,043	3,727,475
Jacobs Engineering Group, Inc.	2,700	375,921
Leidos Holdings, Inc.	21,211	1,885,658
ManpowerGroup, Inc.	24,600	2,394,318
Nielsen Holdings PLC	7,500	153,825
Persol Holdings Co. Ltd. (Japan)	28,100	815,538
Randstad NV (Netherlands)	87,019	5,961,810
RELX PLC (United Kingdom)	95,105	3,093,776
Robert Half International, Inc.	2,300	256,496
SGS SA (Switzerland)	140	467,152
Thomson Reuters Corp. (Canada)	3,532	422,377
TransUnion	52,000	6,166,160
Verisk Analytics, Inc.	3,300	754,809
Wolters Kluwer NV (Netherlands)	15,811	1,862,111

		32,309,833

Real Estate Management & Development — 0.2%
Ascendas India Trust (Singapore), UTS	294,200	309,932
BR Malls Participacoes SA (Brazil)*	175,100	261,600
CBRE Group, Inc. (Class A Stock)*	71,317	7,738,608
CK Asset Holdings Ltd. (Hong Kong)	913,000	5,750,201
Daito Trust Construction Co. Ltd. (Japan)	11,400	1,306,668
Daiwa House Industry Co. Ltd. (Japan)	28,900	831,199
Henderson Land Development Co. Ltd. (Hong Kong)	78,000	331,998
Hongkong Land Holdings Ltd. (Hong Kong)	78,000	405,486
Jones Lang LaSalle, Inc.*	3,400	915,756
LEG Immobilien SE (Germany)	3,405	475,366

		18,326,814

Road & Rail — 0.4%
AMERCO	2,600	1,888,198

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Road & Rail (cont’d.)
Canadian National Railway Co. (Canada)	23,718	$2,913,993
Canadian Pacific Railway Ltd. (Canada)	3,454	248,425
CSX Corp.	164,100	6,170,160
J.B. Hunt Transport Services, Inc.	8,590	1,755,796
Norfolk Southern Corp.	26,250	7,814,888
Old Dominion Freight Line, Inc.	8,200	2,938,716
Sankyu, Inc. (Japan)	15,800	655,792
TFI International, Inc. (Canada)(a)	38,056	4,266,458
Uber Technologies, Inc.*	46,061	1,931,338
Union Pacific Corp.	58,079	14,631,842
XPO Logistics, Inc.*	21,800	1,687,974

		46,903,580

Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices, Inc.*	90,633	13,042,089
Advantest Corp. (Japan)	10,500	989,734
Analog Devices, Inc.	44,405	7,805,067
Applied Materials, Inc.	81,400	12,809,104
ASM International NV (Netherlands)	2,462	1,086,817
ASML Holding NV (Netherlands) (AEX)	20,499	16,420,099
ASML Holding NV (Netherlands) (XNGS)	8,307	6,613,535
Broadcom, Inc.	42,738	28,438,293
Cirrus Logic, Inc.*	15,100	1,389,502
Disco Corp. (Japan)	1,600	487,090
Enphase Energy, Inc.*	2,800	512,232
Intel Corp.	271,110	13,962,165
KLA Corp.	6,700	2,881,737
Lam Research Corp.	14,567	10,475,858
Microchip Technology, Inc.	70,400	6,129,024
Micron Technology, Inc.	23,000	2,142,450
Monolithic Power Systems, Inc.	6,400	3,157,312
NVIDIA Corp.	198,975	58,520,537
NXP Semiconductors NV (China)	76,471	17,418,564
ON Semiconductor Corp.*	11,752	798,196
Qorvo, Inc.*	2,300	359,697
QUALCOMM, Inc.	162,475	29,711,803
Silicon Motion Technology Corp. (Taiwan), ADR	5,702	541,861
Skyworks Solutions, Inc.(a)	3,300	511,962
SolarEdge Technologies, Inc.*	1,000	280,570
STMicroelectronics NV (Singapore)	133,437	6,585,149
SUMCO Corp. (Japan)	17,600	357,235
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	82,057	9,872,278
Teradyne, Inc.	3,400	556,002
Texas Instruments, Inc.	60,731	11,445,972
Universal Display Corp.	6,373	1,051,736
Xilinx, Inc.	5,100	1,081,353

		267,435,023

Software — 3.3%
Adobe, Inc.*	46,542	26,392,107
ANSYS, Inc.*	1,800	722,016
Atlassian Corp. PLC (Class A Stock)*	31,270	11,922,938
Autodesk, Inc.*	4,500	1,265,355

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Black Knight, Inc.*	74,200	$6,150,438
Cadence Design Systems, Inc.*	5,600	1,043,560
Ceridian HCM Holding, Inc.*	8,477	885,507
Check Point Software Technologies Ltd. (Israel)*	5,400	629,424
Citrix Systems, Inc.	2,600	245,934
Constellation Software, Inc. (Canada)	894	1,658,694
Dassault Systemes SE (France)	224,795	13,404,165
Datadog, Inc. (Class A Stock)*	3,800	676,818
Descartes Systems Group, Inc. (The) (Canada)*	2,992	247,459
Dolby Laboratories, Inc. (Class A Stock)	22,400	2,132,928
Dynatrace, Inc.*	79,784	4,814,964
Fortinet, Inc.*	2,800	1,006,320
HubSpot, Inc.*	2,100	1,384,215
Intuit, Inc	18,338	11,795,368
Manhattan Associates, Inc.*	34,400	5,348,856
Microsoft Corp.	604,360	203,258,355
Nemetschek SE (Germany)	2,680	342,326
Nice Ltd. (Israel), ADR*(a)	784	238,022
NortonLifeLock, Inc.	12,100	314,358
Oracle Corp.	92,600	8,075,646
Palo Alto Networks, Inc.*	8,243	4,589,373
Paycom Software, Inc.*	14,800	6,144,812
Paylocity Holding Corp.*	2,700	637,632
PTC, Inc.*	2,200	266,530
salesforce.com, Inc.*	89,994	22,870,175
SAP SE (Germany)	28,048	3,961,975
ServiceNow, Inc.*	16,100	10,450,671
Splunk, Inc.*	11,892	1,376,142
SS&C Technologies Holdings, Inc.	71,600	5,869,768
Synopsys, Inc.*	14,900	5,490,650
Trend Micro, Inc. (Japan)*	7,000	388,670
Tyler Technologies, Inc.*	820	441,119
UiPath, Inc. (Class A Stock)*(a)	17,816	768,404
VMware, Inc. (Class A Stock)	14,556	1,686,749
Workday, Inc. (Class A Stock)*	9,859	2,693,282

		371,591,725

Specialty Retail — 1.0%
Advance Auto Parts, Inc.	12,172	2,919,819
AutoNation, Inc.*	42,100	4,919,385
AutoZone, Inc.*	3,430	7,190,618
Bath & Body Works, Inc.	5,500	383,845
Best Buy Co., Inc.	24,622	2,501,595
CarMax, Inc.*	3,200	416,736
Chow Tai Fook Jewellery Group Ltd. (China)*	1,877,400	3,376,203
Foot Locker, Inc.	35,500	1,548,865
Gap, Inc. (The)	30,674	541,396
Home Depot, Inc. (The)	83,597	34,693,591
Industria de Diseno Textil SA (Spain)	140,583	4,559,209
JD Sports Fashion PLC (United Kingdom)	1,090,495	3,211,930
Kingfisher PLC (United Kingdom)	1,251,266	5,732,914
Lowe’s Cos., Inc.	59,414	15,357,331
O’Reilly Automotive, Inc.*	4,255	3,005,009

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Ross Stores, Inc.	52,309	$5,977,873
TJX Cos., Inc. (The)	145,657	11,058,279
Tractor Supply Co.	10,125	2,415,825
Ulta Beauty, Inc.*	15,387	6,344,676
USS Co. Ltd. (Japan)	48,400	755,902

		116,911,001

Technology Hardware, Storage & Peripherals — 2.1%
Apple, Inc.	1,179,865	209,508,628
Canon, Inc. (Japan)	130,400	3,172,947
Dell Technologies, Inc. (Class C Stock)*	11,300	634,721
FUJIFILM Holdings Corp. (Japan)	13,200	977,129
Hewlett Packard Enterprise Co.	27,300	430,521
HP, Inc.	95,800	3,608,786
Lenovo Group Ltd. (China)	420,000	481,481
NetApp, Inc.	4,700	432,353
Samsung Electronics Co. Ltd. (South Korea)	36,793	2,418,603
Seagate Technology Holdings PLC	10,749	1,214,422
Seiko Epson Corp. (Japan)	319,079	5,742,972
Western Digital Corp.*	79,400	5,177,674

		233,800,237

Textiles, Apparel & Luxury Goods — 0.7%
Brunello Cucinelli SpA (Italy)*	13,336	920,753
Burberry Group PLC (United Kingdom)	30,871	757,619
Capri Holdings Ltd.*	76,900	4,991,579
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	53,338	7,988,072
EssilorLuxottica SA (France)	14,880	3,168,446
Gildan Activewear, Inc. (Canada)	9,828	416,677
Hermes International (France)	7,328	12,798,793
Kering SA (France)	2,500	2,011,683
LVMH Moet Hennessy Louis Vuitton SE (France)	24,525	20,283,841
Moncler SpA (Italy)	10,125	734,949
NIKE, Inc. (Class B Stock)	95,397	15,899,818
Pandora A/S (Denmark)	21,491	2,676,030
PVH Corp.	7,200	767,880
Ralph Lauren Corp.	9,463	1,124,772
Skechers USA, Inc. (Class A Stock)*	13,500	585,900
Swatch Group AG (The) (Switzerland)	5,949	1,817,320
Tapestry, Inc.	92,700	3,763,620
Under Armour, Inc. (Class A Stock)*	3,900	82,641
Under Armour, Inc. (Class C Stock)*	4,300	77,572
VF Corp.	14,292	1,046,460

		81,914,425

Tobacco — 0.4%
Altria Group, Inc.	200,700	9,511,173
British American Tobacco PLC (United Kingdom)	299,249	11,104,538
Imperial Brands PLC (United Kingdom)	131,887	2,883,005
Japan Tobacco, Inc. (Japan)	390,300	7,882,487
Philip Morris International, Inc.	67,490	6,411,550
Swedish Match AB (Sweden)	684,496	5,449,267

		43,242,020

	Shares	Value

COMMON STOCKS (continued)
Trading Companies & Distributors — 0.4%
Ashtead Group PLC (United Kingdom)	94,188	$7,559,007
Brenntag SE (Germany)	11,814	1,068,845
Bunzl PLC (United Kingdom)	16,576	647,626
Fastenal Co.	12,000	768,720
Ferguson PLC	36,114	6,395,888
Howden Joinery Group PLC (United Kingdom)	38,713	472,074
ITOCHU Corp. (Japan)	59,400	1,817,885
Marubeni Corp. (Japan)	756,200	7,375,346
Mitsubishi Corp. (Japan)	99,500	3,165,746
Mitsui & Co. Ltd. (Japan)	320,600	7,592,294
Sumitomo Corp. (Japan)	18,000	266,639
Toyota Tsusho Corp. (Japan)	10,303	475,306
United Rentals, Inc.*	5,964	1,981,778
W.W. Grainger, Inc.	11,125	5,765,420

		45,352,574

Water Utilities — 0.0%
American Water Works Co., Inc.	3,600	679,896

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	162,900	4,754,901
SoftBank Group Corp. (Japan)	58,800	2,789,918
T-Mobile US, Inc.*	12,200	1,414,956
Vodafone Group PLC (United Kingdom)	2,222,292	3,363,009

		12,322,784

TOTAL COMMON STOCKS (cost $4,382,653,359)		4,679,875,616

EXCHANGE-TRADED FUNDS — 3.1%
iShares Core S&P 500 ETF	65,450	31,218,996
iShares iBoxx $ Investment Grade Corporate Bond ETF	242,500	32,136,100
iShares MSCI EAFE ETF(a)	309,500	24,351,460
iShares Russell 1000 Growth ETF	230,500	70,438,495
iShares Russell 1000 Value ETF	253,250	42,528,272
SPDR S&P 500 ETF Trust	239,000	113,515,440
Vanguard Total Bond Market ETF	378,975	32,118,131

TOTAL EXCHANGE-TRADED FUNDS (cost $337,028,706)		346,306,894

PREFERRED STOCKS — 0.1%
Automobiles — 0.0%
Volkswagen AG (Germany) (PRFC)	1,631	329,480

Health Care Equipment & Supplies — 0.1%
Sartorius AG (Germany) (PRFC)	6,974	4,720,559

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	9,313	752,138

TOTAL PREFERRED STOCKS (cost $4,852,078)		5,802,177

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES — 5.0%
Automobiles — 0.5%
AmeriCredit Automobile Receivables Trust,
Series 2018-01, Class C
3.500%	01/18/24		382	$385,727
Series 2019-02, Class C
2.740%	04/18/25		1,258	1,283,564
Series 2020-02, Class C
1.480%	02/18/26		467	469,739
Series 2021-01, Class A2
0.280%	06/18/24		423	422,814
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-03A, Class A, 144A
2.360%	03/20/26		661	675,663
Series 2020-02A, Class A, 144A
2.020%	02/20/27		3,376	3,411,880
Series 2021-02A, Class C, 144A
2.350%	02/20/28		2,000	1,984,470
Carvana Auto Receivables Trust,
Series 2021-P03, Class C
1.930%	10/12/27		1,300	1,278,967
Chesapeake Funding II LLC (Canada),
Series 2021-01A, Class A1, 144A
0.470%	04/15/33		749	745,579
Credit Acceptance Auto Loan Trust,
Series 2021-02A, Class A, 144A
0.960%	02/15/30		867	861,809
Exeter Automobile Receivables Trust,
Series 2018-03A, Class D, 144A
4.350%	06/17/24		419	427,655
Series 2020-03A, Class C
1.320%	07/15/25		115	115,510
Series 2021-01A, Class A3
0.340%	03/15/24		1,141	1,140,307
Series 2021-01A, Class B
0.500%	02/18/25		1,110	1,108,666
Series 2021-03A, Class D
1.550%	06/15/27		4,700	4,621,435
First Investors Auto Owner Trust,
Series 2019-02A, Class A, 144A
2.210%	09/16/24		126	126,528
Flagship Credit Auto Trust,
Series 2020-04, Class A, 144A
0.530%	04/15/25		827	826,325
Series 2021-01, Class A, 144A
0.310%	06/16/25		1,261	1,258,605
Ford Auto Securitization Trust (Canada),
Series 2021-AA, Class C, 144A
2.700%	04/15/29	CAD	2,200	1,727,912
Ford Credit Auto Owner Trust,
Series 2020-01, Class A, 144A
2.040%	08/15/31		800	814,410
Series 2020-02, Class B, 144A
1.490%	04/15/33		2,430	2,394,958
Series 2021-01, Class C, 144A
1.910%	10/17/33		561	557,756
Series 2021-02, Class C, 144A
2.110%	05/15/34		625	621,085

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Ford Credit Floorplan Master Owner Trust A,
Series 2020-01, Class D
2.120%	09/15/25	454	$458,544
GLS Auto Receivables Trust,
Series 2021-02A, Class A, 144A
0.310%	11/15/24	695	693,420
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	3,440	3,388,355
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	1,640	1,623,820
JPMorgan Chase Bank, NA,
Series 2021-01, Class D, 144A
1.174%	09/25/28	295	293,796
Series 2021-02, Class D, 144A
1.138%	12/26/28	280	278,343
Series 2021-03, Class D, 144A
1.009%	02/26/29	772	765,328
Series 2021-03, Class G, 144A
9.812%	02/26/29	1,000	984,204
Nissan Auto Lease Trust,
Series 2020-A, Class A4
1.880%	04/15/25	2,200	2,214,921
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class B, 144A
3.710%	04/14/25	1,348	1,350,582
Series 2019-01A, Class A, 144A
3.630%	09/14/27	3,254	3,433,264
Series 2021-01A, Class C, 144A
1.420%	07/14/28	460	448,894
Series 2021-01A, Class D, 144A
1.620%	11/14/30	640	623,219
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25	642	645,000
Series 2021-01, Class D
1.130%	11/16/26	2,645	2,629,259
Series 2021-02, Class D
1.350%	07/15/27	2,229	2,215,317
Westlake Automobile Receivables Trust,
Series 2020-03A, Class A2, 144A
0.560%	05/15/24	435	435,009
Series 2021-02A, Class A2A, 144A
0.320%	04/15/25	611	609,133
Series 2021-02A, Class B, 144A
0.620%	07/15/26	337	334,270
Wheels SPV LLC,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.000%)
0.384%(c)	08/20/29	1,995	1,996,222
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27	1,550	1,523,580

			54,205,844

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations — 4.1%
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.522%(c)	04/20/32		4,395	$4,399,639
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.228%(c)	10/25/33		2,080	2,080,083
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.224%(c)	07/15/31		1,465	1,464,556
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.347%(c)	10/20/34		7,500	7,502,859
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)
0.870%(c)	04/25/34	EUR	2,418	2,748,439
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
0.770%(c)	04/15/32	EUR	8,063	9,179,624
Babson CLO Ltd. (Cayman Islands),
Series LP-02A, Class A, 144A
—%(p)	01/20/34		10,450	10,449,995
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2017-02A, Class BR2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.724%(c)	07/25/34		1,491	1,489,995
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	10/17/32		11,595	11,590,540
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.220%(c)	01/20/32		10,000	9,999,990
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.129%(c)	10/15/33		810	809,043
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.228%(c)	05/17/31		1,465	1,464,154
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.254%(c)	10/15/34		22,225	22,223,618
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.280%(c)	08/20/32		21,750	21,745,665
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.600%(c)	04/15/31	EUR	2,930	3,323,637

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Carlyle Euro CLO DAC (Ireland),
Series 2017-02A, Class A1R, 144A, 3 Month EURIBOR + 0.630% (Cap N/A, Floor 0.630%)
0.630%(c)	08/15/30	EUR	9,371	$10,637,403
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
0.990%(c)	10/15/35	EUR	12,510	14,228,478
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.095% (Cap N/A, Floor 1.095%)
1.348%(c)	01/25/33		15,000	15,000,000
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	01/20/35		6,340	6,340,332
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	07/20/34		3,519	3,518,993
CIFC Funding Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.122%(c)	04/18/31		972	971,186
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
1.172%(c)	04/20/31		2,054	2,052,853
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.261%(c)	07/15/34		3,811	3,808,884
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
0.890%(c)	08/26/32	EUR	10,350	11,795,553
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.404%(c)	07/15/29		733	732,884
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.244%(c)	07/15/31		2,930	2,929,134
Series 2021-14A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.319%(c)	10/20/34		15,000	14,995,213
Elmwood CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
1.364%(c)	04/15/33		1,297	1,296,401
GoldenTree Loan Opportunities Ltd. (Cayman Islands),
Series 2014-09A, Class AR2, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.239%(c)	10/29/29		344	343,935
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.134%(c)	04/15/31		4,395	4,392,552
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.264%(c)	04/15/34		2,930	2,930,486

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/20/31		2,346	$2,345,259
Series 2020-03RA, Class A1R, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)
1.418%(c)	04/15/33		2,930	2,934,898
Henley CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)
0.900%(c)	04/25/34	EUR	1,465	1,665,520
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.140%(c)	02/05/31		382	382,291
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.264%(c)	10/19/28		1,302	1,302,139
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)
1.190%(c)	04/21/31		1,621	1,620,121
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
0.650%(c)	07/15/31	EUR	3,519	3,993,407
Jamestown CLO Ltd. (Cayman Islands),
Series 2018-06RA, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.274%(c)	04/25/30		697	696,860
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/34		12,080	12,082,250
KKR CLO Ltd. (Cayman Islands),
Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
2.266%(c)	10/17/31		2,655	2,654,999
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.292%(c)	10/20/34		22,750	22,738,575
Madison Park Funding Ltd. (Cayman Islands),
Series 2012-10A, Class AR3, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.142%(c)	01/20/29		5,744	5,740,550
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.198%(c)	10/15/32		2,770	2,767,778
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.874%(c)	04/15/29		1,790	1,788,878
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.244%(c)	04/25/32		2,054	2,052,545
Magnetite Ltd. (Cayman Islands),
Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.922%(c)	01/18/28		1,070	1,068,603

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.327%(c)	10/15/34	21,750	$21,736,961
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.139%(c)	10/12/30	2,346	2,345,941
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.244%(c)	07/15/31	2,930	2,927,733
Series 2015-10A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.472%(c)	10/13/27	318	316,767
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.238%(c)	04/22/30	21,500	21,499,183
Ocean Trails CLO (Cayman Islands),
Series 2020-09A, Class A1R, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)
1.344%(c)	10/15/34	5,000	5,000,005
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.205%(c)	04/26/31	4,427	4,425,787
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
1.202%(c)	04/17/31	7,222	7,203,533
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.132%(c)	07/17/29	2,655	2,655,209
Series 2014-09A, Class A1A3, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.232%(c)	10/20/31	10,000	9,996,759
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.382%(c)	10/30/30	3,556	3,558,771
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.144%(c)	04/15/31	1,365	1,365,038
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.252%(c)	01/17/31	1,173	1,173,065
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.222%(c)	07/16/31	1,757	1,757,038
Parallel Ltd. (Cayman Islands),
Series 2020-01A, Class A2R, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.982%(c)	07/20/34	810	809,996
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.304%(c)	10/15/34	7,500	7,495,636

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
PPM CLO Ltd. (United Kingdom),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.274%(c)	07/15/31		2,930	$2,929,995
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.292%(c)	10/20/31		4,395	4,393,642
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.307%(c)	10/20/34		7,500	7,500,607
Signal Peak CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.234%(c)	04/25/31		4,395	4,393,807
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.195%(c)	01/26/31		1,173	1,172,695
Series 2013-02RA, Class A1, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.074%(c)	04/15/29		1,021	1,020,236
St. Pauls CLO (Netherlands),
Series 11A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.850%(c)	01/17/32	EUR	10,500	11,901,257
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
0.830%(c)	04/25/30	EUR	1,040	1,182,037
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
0.710%(c)	02/20/30	EUR	5,860	6,666,275
Symphony CLO Ltd. (Cayman Islands),
Series 2018-19A, Class A, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.960%)
1.082%(c)	04/16/31		397	396,782
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/29/34		6,095	6,094,996
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	07/25/34		2,930	2,931,400
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.362%(c)	01/17/30		1,960	1,960,973
Trimaran Cavu Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.334%(c)	04/23/32		3,465	3,464,992
Venture CLO Ltd. (Cayman Islands),
Series 2020-39A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.404%(c)	04/15/33		867	867,435

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.272%(c)	01/17/31		1,627	$1,627,080
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	07/17/31		2,566	2,563,446
Series 2019-XA, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
1.302%(c)	07/20/32		3,977	3,979,039
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.254%(c)	07/24/32		21,500	21,491,959
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.334%(c)	10/15/34		4,295	4,295,004
Zais CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.074%(c)	04/15/29		3,483	3,480,491

				460,862,367

Consumer Loans — 0.2%
Affirm Asset Securitization Trust,
Series 2021-Z01, Class A, 144A
1.070%	08/15/25		803	801,796
Series 2021-Z02, Class A, 144A
1.170%	11/16/26		1,420	1,414,292
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34		245	243,548
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	382	302,061
Lendmark Funding Trust,
Series 2019-01A, Class A, 144A
3.000%	12/20/27		1,582	1,597,285
Series 2019-02A, Class A, 144A
2.780%	04/20/28		3,339	3,385,623
Series 2021-01A, Class A, 144A
1.900%	11/20/31		1,932	1,910,735
Series 2021-02A, Class C, 144A
3.090%	04/20/32		1,200	1,199,589
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		612	619,281
Marlette Funding Trust,
Series 2019-04A, Class A, 144A
2.390%	12/17/29		43	42,651
Series 2021-01A, Class A, 144A
0.600%	06/16/31		164	164,377
Series 2021-03A, Class A, 144A
0.650%	12/15/31		731	728,387
OneMain Financial Issuance Trust,
Series 2019-01A, Class A, 144A
3.480%	02/14/31		643	642,969

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Series 2020-02A, Class A, 144A
1.750%	09/14/35		1,870	$1,857,767
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		1,141	1,152,681
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		486	484,899
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.952%(c)	02/25/23		431	432,088
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.752%(c)	08/25/25		526	526,565
SoFi Consumer Loan Program Trust,
Series 2019-04, Class A, 144A
2.450%	08/25/28		35	34,741
Series 2020-01, Class A, 144A
2.020%	01/25/29		155	155,929
Series 2021-01, Class B, 144A
1.300%	09/25/30		850	840,783
Series 2021-01, Class C, 144A
1.610%	09/25/30		900	887,869
Series 2021-01, Class D, 144A
2.040%	09/25/30		940	927,592
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31		1,273	1,260,850

				21,614,358

Credit Cards — 0.1%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30		1,018	1,166,949
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)
1.016%(c)	03/15/29	GBP	823	1,117,022
Series 2021-01A, Class A2, 144A, SOFR + 1.100% (Cap N/A, Floor 0.000%)
1.150%(c)	03/15/29		764	766,855
Series 2021-03A, Class A2, 144A, SOFR + 1.000% (Cap N/A, Floor 0.000%)
1.050%(c)	11/15/29		3,400	3,400,000
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)
1.450%(c)	11/15/28	GBP	1,478	2,023,163

				8,473,989

Equipment — 0.0%
MMAF Equipment Finance LLC,
Series 2019-B, Class A5, 144A
2.290%	11/12/41		2,022	2,073,372

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.0%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
0.742%(c)	05/25/34	217	$213,185
Asset-Backed Funding Certificates Trust,
Series 2004-OPT02, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.825%)
0.927%(c)	08/25/33	9	8,955
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
1.602%(c)	03/25/43	115	115,254
EquiFirst Mortgage Loan Trust,
Series 2004-01, Class 1A1, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)
0.582%(c)	01/25/34	288	279,151
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.802%(c)	09/25/34	204	197,899
Series 2004-WMC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.002%(c)	04/25/34	157	153,725
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.122%(c)	10/25/33	23	22,519
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2003-NC01, Class M1, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.575%)
1.677%(c)	11/25/32	19	18,556
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
0.742%(c)	08/25/33	189	187,501

			1,196,745

Manufactured Housing — 0.0%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58	1,023	1,034,621

Other — 0.0%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
2.442%(c)	04/25/23	200	199,690
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.892%(c)	06/25/24	4,512	4,498,387

			4,698,077

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities — 0.0%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.702%(c)	02/25/34		51	$50,440
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.872%(c)	10/25/34		150	149,012
Countrywide Asset-Backed Certificates,
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.152%(c)	11/25/34		108	108,498
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB04, Class A6
4.031%(cc)	05/25/35		6	5,764
European Residential Loan Securitisation (Ireland),
Series 2021-NPLA, Class A1, 144A
—%(p)	11/25/60	EUR	1,800	2,020,854
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59		347	347,701
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59		679	679,672
Merrill Lynch Mortgage Investors Trust,
Series 2003-WMC03, Class M3, 1 Month LIBOR + 2.475% (Cap N/A, Floor 2.475%)
2.577%(c)	06/25/34		73	72,996
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)
1.947%(c)	01/25/35		165	167,412
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%
1.432%(c)	09/27/75	EUR	2,128	2,388,340
Structured Asset Investment Loan Trust,
Series 2004-07, Class A7, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.942%(c)	08/25/34		11	10,931
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
1.042%(c)	09/25/34		453	451,328
Towd Point Mortgage Trust,
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.102%(c)	10/25/59		369	370,474

				6,823,422

Student Loans — 0.1%
Laurel Road Prime Student Loan Trust,
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		309	311,114
Navient Private Education Refi Loan Trust,
Series 2020-GA, Class A, 144A
1.170%	09/16/69		322	320,668
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
0.000%(cc)	12/15/45		1,549	1,592,552

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Series 2019-D, Class 1PT, 144A
2.966%(cc)	01/16/46	2,472	$2,537,713
Series 2019-F, Class PT1, 144A
3.932%(cc)	02/15/45	2,211	2,245,453
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	1,232	1,246,658
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	2,092	2,129,141

			10,383,299

TOTAL ASSET-BACKED SECURITIES (cost $574,239,034)			571,366,094

BANK LOANS — 0.1%
Airlines — 0.0%
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	04/21/28	678	678,951

Chemicals — 0.0%
Alpha BV (United Kingdom),
Initial Dollar Term Loan, 1 Month LIBOR + 2.500%
3.000%(c)	03/18/28	449	447,830

Computers — 0.0%
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
3.852%(c)	09/30/24	1,436	1,436,411
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
4.500%(c)	02/01/28	1,100	1,100,000

			2,536,411

Pharmaceuticals — 0.1%
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 - 3 Month LIBOR + 2.500%
3.500%(c)	03/01/24	3,572	3,567,490

TOTAL BANK LOANS (cost $7,234,163)			7,230,682

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.5%
20 Times Square Trust,
Series 2018-20TS, Class D, 144A
3.100%(cc)	05/15/35	1,350	1,312,551
Series 2018-20TS, Class E, 144A
3.100%(cc)	05/15/35	1,825	1,756,996
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF03, Class A5, 144A
2.575%	10/15/54	6,300	6,478,900
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60	519	548,581
Series 2018-BN13, Class A4
3.953%	08/15/61	3,287	3,613,937
Series 2019-BN20, Class A2
2.758%	09/15/62	4,939	5,098,775

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-BN24, Class A3
2.960%	11/15/62	826	$874,682
Series 2021-BN34, Class A5
2.438%	06/15/63	1,005	1,024,512
Series 2021-BN36, Class A4
2.218%	09/15/64	9,700	9,717,288
Barclays Commercial Mortgage Securities Trust,
Series 2018-TALL, Class A, 144A, 1 Month LIBOR + 0.722% (Cap N/A, Floor 0.722%)
0.832%(c)	03/15/37	900	889,874
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	4,138	4,240,216
Series 2019-C05, Class A3
2.805%	11/15/52	1,000	1,033,389
Series 2021-C11, Class A4
2.043%	09/15/54	11,100	10,951,310
Benchmark Mortgage Trust,
Series 2019-B13, Class A3
2.701%	08/15/57	2,125	2,189,629
Series 2021-B29, Class A4
2.138%	09/15/54	10,200	10,130,048
BPR Trust,
Series 2021-TY, Class B, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.260%(c)	09/15/38	4,950	4,937,585
Series 2021-TY, Class C, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.810%(c)	09/15/38	1,200	1,196,992
Series 2021-TY, Class D, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
2.460%(c)	09/15/38	3,385	3,374,470
BX Commercial Mortgage Trust,
Series 2018-IND, Class G, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.160%(c)	11/15/35	3,150	3,142,092
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.410%(c)	10/15/36	172	170,304
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)
2.760%(c)	10/15/36	215	212,761
Series 2021-CIP, Class E, 144A, 1 Month LIBOR + 2.820% (Cap N/A, Floor 2.820%)
2.920%(c)	12/15/28	6,500	6,498,036
Series 2021-VOLT, Class XCP, IO, 144A
2.106%(cc)	09/15/36	121,625	1,811,603
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52	8,175	8,357,971
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	2,603	2,726,284
Series 2019-CD08, Class A3
2.657%	08/15/57	7,375	7,483,833

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49		5,237	$5,414,108
Series 2016-C07, Class A2
3.585%	12/10/54		3,835	4,060,571
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class A4
4.131%	11/10/46		2,031	2,126,405
Series 2015-GC31, Class A3
3.497%	06/10/48		6,044	6,392,874
Series 2015-GC31, Class A4
3.762%	06/10/48		1,850	1,972,951
Series 2017-C04, Class A3
3.209%	10/12/50		2,837	2,970,616
Series 2018-C06, Class A4
4.412%	11/10/51		1,770	2,022,808
Series 2019-GC41, Class A4
2.620%	08/10/56		2,970	3,068,368
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46		1,897	1,982,503
Series 2014-CR20, Class A3
3.326%	11/10/47		5,761	5,928,698
Series 2014-UBS04, Class A3
3.430%	08/10/47		1,200	1,227,206
Series 2014-UBS06, Class A4
3.378%	12/10/47		2,336	2,429,262
Series 2015-DC01, Class A4
3.078%	02/10/48		5,695	5,799,275
Series 2015-LC21, Class A3
3.445%	07/10/48		5,535	5,751,212
Series 2015-LC23, Class A3
3.521%	10/10/48		3,970	4,167,249
Series 2016-COR01, Class A3
2.826%	10/10/49		3,467	3,557,952
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.260%(c)	05/15/36		603	602,413
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37		8,363	8,797,875
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57		6,377	6,586,776
Series 2017-CX10, Class A4
3.191%	11/15/50		2,273	2,371,849
Series 2018-CX12, Class A3
3.959%	08/15/51		2,069	2,260,622
Series 2019-C17, Class A4
2.763%	09/15/52		637	661,194
Deco DAC (Ireland),
Series 2019-RAM, Class A, 3 Month GBP LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.009%(c)	08/07/30	GBP	1,625	2,158,770

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49	3,287	$3,391,266
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41	859	898,018
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.333%(cc)	05/25/22	11,019	21,299
Series K021, Class X1, IO
1.376%(cc)	06/25/22	6,371	4,984
Series K024, Class X1, IO
0.773%(cc)	09/25/22	10,343	43,256
Series K025, Class X1, IO
0.778%(cc)	10/25/22	8,401	41,260
Series K040, Class X1, IO
0.705%(cc)	09/25/24	726	11,687
Series K052, Class X1, IO
0.644%(cc)	11/25/25	36,348	799,851
Series K055, Class X1, IO
1.354%(cc)	03/25/26	7,784	383,330
Series K097, Class X1, IO
1.089%(cc)	07/25/29	14,624	1,074,478
Series K098, Class X1, IO
1.143%(cc)	08/25/29	3,220	248,177
Series K101, Class X1, IO
0.835%(cc)	10/25/29	190	11,072
Series K115, Class X1, IO
1.327%(cc)	06/25/30	17,881	1,747,527
Series K121, Class X1, IO
1.028%(cc)	10/25/30	122	9,301
Series K131, Class X1, IO
0.729%(cc)	07/25/31	73,047	4,532,253
Series K736, Class X1, IO
1.311%(cc)	07/25/26	1,021	49,547
Series K741, Class X1, IO
0.572%(cc)	12/25/27	953	29,513
Series Q001, Class XA, IO
2.141%(cc)	02/25/32	3,449	349,285
Series W5FX, Class AFX
3.214%(cc)	04/25/28	300	326,305
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class D, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.210%(c)	10/15/36	350	349,417
Series 2021-IP, Class E, 144A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
3.660%(c)	10/15/36	580	579,079
GS Mortgage Securities Trust,
Series 2014-GC26, Class A4
3.364%	11/10/47	1,942	2,014,840
Series 2019-GC42, Class A3
2.749%	09/01/52	7,180	7,385,482
Series 2020-GC45, Class A4
2.658%	02/13/53	2,480	2,546,987

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47		908	$940,924
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class D, 144A
4.613%(cc)	07/05/31		2,500	2,568,243
Series 2021-NYAH, Class G, 144A, 1 Month LIBOR + 2.640% (Cap N/A, Floor 2.640%)
2.750%(c)	06/15/38		1,150	1,142,061
Series 2021-NYAH, Class H, 144A, 1 Month LIBOR + 3.390% (Cap N/A, Floor 3.390%)
3.500%(c)	06/15/38		800	796,072
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C07, Class A3
2.655%	02/15/46		1,049	1,053,933
Series 2013-C08, Class A3
2.863%	12/15/48		1,118	1,125,181
Series 2013-C09, Class A3
2.834%	05/15/46		3,067	3,101,717
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A4
3.809%	12/15/48		3,400	3,638,946
Series 2016-UB12, Class A4
3.596%	12/15/49		1,435	1,540,061
Series 2019-H07, Class A3
3.005%	07/15/52		1,585	1,662,387
Series 2021-L05, Class A4
2.728%	05/15/54		681	706,166
Series 2021-L07, Class A4
2.322%	10/15/54		5,900	5,910,362
OPG Trust,
Series 2021-PORT, Class F, 144A, 1 Month LIBOR + 1.948% (Cap N/A, Floor 1.948%)
2.058%(c)	10/15/36		11,750	11,564,654
Taurus UK DAC (Ireland),
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	08/17/31	GBP	8,704	11,748,394
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A4
4.030%	08/15/51		3,421	3,764,459
Series 2019-C16, Class A3
3.344%	04/15/52		2,970	3,170,947
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3
2.920%	03/10/46		716	723,060
Series 2013-C06, Class A3
2.971%	04/10/46		3,313	3,354,699
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		909	927,660
Series 2015-LC20, Class A4
2.925%	04/15/50		5,695	5,855,296
Series 2017-C38, Class A4
3.190%	07/15/50		2,787	2,965,203
Series 2017-C41, Class A3
3.210%	11/15/50		4,405	4,590,311

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-C49, Class A3
3.749%	03/15/52		3,904	$4,212,181
Series 2019-C52, Class A4
2.643%	08/15/52		1,869	1,929,787
Series 2021-C59, Class A5
2.626%	04/15/54		616	635,592

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $292,817,805)				288,560,686

CORPORATE BONDS — 10.0%
Aerospace & Defense — 0.3%
Airbus SE (France),
Sr. Unsec’d. Notes, EMTN
2.375%	04/07/32	EUR	465	601,755
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26		752	751,882
3.625%	02/01/31		12,655	13,502,406
3.825%	03/01/59		575	576,330
5.150%	05/01/30		65	75,840
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.125%	06/15/26		180	186,913
7.500%	03/15/25		1,500	1,527,333
7.875%	04/15/27(a)		4,791	4,968,222
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25		230	237,986
5.400%	02/01/27		315	328,351
6.950%	01/17/28		228	252,478
Embraer Overseas Ltd. (Brazil),
Gtd. Notes
5.696%	09/16/23		11	11,496
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
5.150%	05/01/40		296	383,112
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/32		285	284,891
4.125%	11/16/28		380	425,245
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31		3,285	3,338,642

				27,452,882

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
3.125%	06/15/31	EUR	1,062	1,343,175
3.400%	02/04/41		2,925	2,696,997
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27		2,190	2,298,834
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.950%	06/15/25		1,851	1,971,434

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
Gtd. Notes, EMTN
1.250%	03/13/27	EUR	1,385	$1,603,650
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
7.000%	08/04/41		155	204,818
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		3,150	3,064,217

				13,183,125

Airlines — 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26		100	104,072
5.750%	04/20/29		115	122,983
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		96	99,703
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		8,040	9,202,447
United Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25		378	391,928
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30		328	333,206
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		1,955	2,039,842
4.625%	04/15/29		465	482,279

				12,776,460

Apparel — 0.0%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26		30	32,141
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A
3.500%	03/01/31		260	265,125
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27		2,570	2,656,006

				2,953,272

Auto Manufacturers — 0.3%
American Honda Finance Corp.,
Sr. Unsec’d. Notes
0.750%	11/25/26	GBP	689	900,675
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32		1,000	1,023,753
4.750%	01/15/43		470	519,441
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.339%	03/28/22		425	426,176
3.350%	11/01/22		1,990	2,017,106

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
4.000%	11/13/30		500	$537,682
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		592	628,903
6.250%	10/02/43		7,730	10,572,863
General Motors Financial Co., Inc.,
Gtd. Notes
3.150%	06/30/22		1,575	1,591,356
4.300%	07/13/25		325	350,356
Sr. Unsec’d. Notes
2.350%	01/08/31		323	313,669
2.900%	02/26/25		100	103,564
5.650%	01/17/29		115	136,519
General Motors Financial of Canada Ltd.,
Gtd. Notes
2.600%	06/01/22	CAD	1,475	1,174,369
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
4.810%	09/17/30		925	1,035,128
RCI Banque SA (France),
Sr. Unsec’d. Notes, EMTN
2.000%	07/11/24	EUR	1,645	1,947,939
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31		2,335	2,300,027
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN
1.250%	06/10/24	EUR	800	937,120
Volkswagen International Finance NV (Germany),
Gtd. Notes
3.875%(ff)	06/17/29(oo)	EUR	1,200	1,485,016
Gtd. Notes, Series 10Y
1.875%	03/30/27	EUR	600	732,582
Volkswagen Leasing GmbH (Germany),
Gtd. Notes, EMTN
1.500%	06/19/26	EUR	997	1,188,424
Volvo Car AB (Sweden),
Gtd. Notes, EMTN
2.500%	10/07/27	EUR	5,390	6,612,563

				36,535,231

Auto Parts & Equipment — 0.1%
American Axle & Manufacturing, Inc.,
Gtd. Notes
5.000%	10/01/29(a)		1,575	1,545,929
BorgWarner, Inc.,
Sr. Unsec’d. Notes
1.000%	05/19/31	EUR	340	380,783
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26(a)		1,715	1,413,807
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		145	148,805
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30(a)		540	550,055

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Parts & Equipment (cont’d.)
4.500%	02/15/32		450	$452,758
5.625%	06/15/28		800	849,982

				5,342,119

Banks — 2.2%
ABN AMRO Bank NV (Netherlands),
Covered Bonds, EMTN
0.400%	09/17/41	EUR	700	770,188
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.800%	10/27/30	CNH	17,500	2,857,090
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.849%	03/25/26		600	596,608
Bangkok Bank PCL (Thailand),
Sr. Unsec’d. Notes, 144A, MTN
4.050%	03/19/24		321	339,535
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(oo)		1,375	1,432,737
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25(oo)		7,910	8,021,752
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		810	813,917
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		860	824,630
2.496%(ff)	02/13/31		1,755	1,761,357
2.884%(ff)	10/22/30		535	552,166
3.194%(ff)	07/23/30		1,827	1,926,581
3.824%(ff)	01/20/28		1,015	1,099,905
3.970%(ff)	03/05/29		3,095	3,388,904
4.078%(ff)	04/23/40		6,275	7,197,427
4.271%(ff)	07/23/29		1,083	1,207,310
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32		12,850	13,014,525
Sub. Notes
2.482%(ff)	09/21/36		240	232,287
Sub. Notes, MTN
4.000%	01/22/25		1,200	1,283,242
4.450%	03/03/26		805	887,055
Sub. Notes, Series L, MTN
3.950%	04/21/25		1,080	1,154,766
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
0.577%(ff)	08/09/29	EUR	200	222,357
1.106%(ff)	05/12/32	EUR	200	225,864
2.667%(ff)	03/10/32		687	681,449
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		690	789,546
BNP Paribas SA (France),
Sr. Unsec’d. Notes
1.875%	12/14/27	GBP	200	271,054
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27		695	676,216
1.904%(ff)	09/30/28		425	415,598
2.159%(ff)	09/15/29		3,145	3,080,832
2.219%(ff)	06/09/26		825	833,453

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
2.871%(ff)	04/19/32		585	$592,667
3.375%	01/09/25		265	278,626
Sr. Unsec’d. Notes, 144A, MTN
2.950%	05/23/22		1,117	1,127,462
Sr. Unsec’d. Notes, EMTN
2.125%(ff)	01/23/27	EUR	1,400	1,699,724
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26		1,178	1,161,458
2.045%(ff)	10/19/27		790	783,252
CaixaBank SA (Spain),
Covered Bonds
1.000%	09/25/25	EUR	300	354,359
1.125%	08/05/22	EUR	400	459,741
China Development Bank (China),
Sr. Unsec’d. Notes, EMTN
3.230%	11/27/25	CNH	1,270	201,806
Unsec’d. Notes
4.200%	01/19/27	CNH	1,000	165,161
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)		605	605,572
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		160	162,692
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)		610	614,021
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32		405	407,310
2.572%(ff)	06/03/31		2,750	2,772,729
2.666%(ff)	01/29/31		5,655	5,741,931
3.668%(ff)	07/24/28		250	269,641
3.700%	01/12/26		245	264,873
3.887%(ff)	01/10/28		195	211,439
3.980%(ff)	03/20/30		118	130,168
4.075%(ff)	04/23/29		17,514	19,311,295
Sub. Notes
4.400%	06/10/25		1,200	1,307,592
4.600%	03/09/26		135	149,065
Cooperatieve Rabobank UA (Netherlands),
Covered Bonds, EMTN
0.010%	07/02/30	EUR	600	672,344
Sr. Unsec’d. Notes, GMTN
3.500%	12/14/26	AUD	400	290,211
Credit Agricole SA (France),
Sr. Unsec’d. Notes, EMTN
0.375%	04/20/28	EUR	900	1,009,078
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.800%	06/09/23		700	725,568
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27		1,665	1,609,352
2.193%(ff)	06/05/26		760	764,737
Sr. Unsec’d. Notes, EMTN
2.250%(ff)	06/09/28	GBP	167	226,146
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, EMTN
2.250%(ff)	01/14/28	GBP	1,037	1,410,715

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes, EMTN
2.500%(ff)	06/21/29	EUR	1,620	$1,930,330
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, SOFR + 1.219%
1.269%(c)	11/16/27		435	434,575
Sr. Unsec’d. Notes
2.311%(ff)	11/16/27		330	329,932
Sr. Unsec’d. Notes, EMTN
0.750%(ff)	02/17/27	EUR	1,400	1,591,691
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		340	341,545
Sub. Notes, EMTN
3.662%(ff)	04/10/25	CNH	1,000	154,633
Discover Bank,
Sr. Unsec’d. Notes
3.350%	02/06/23		740	757,834
Emirates NBD Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
3.050%	02/26/30	AUD	940	675,649
Sr. Unsec’d. Notes, MTN
4.750%	02/09/28	AUD	600	476,747
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.500%	07/02/25	CNH	2,200	347,951
First Horizon Corp.,
Sr. Unsec’d. Notes
3.550%	05/26/23		855	881,277
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series O
5.300%(ff)	11/10/26(oo)		130	141,198
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(oo)		560	567,883
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27		925	906,769
1.948%(ff)	10/21/27		215	214,286
2.383%(ff)	07/21/32		490	482,509
2.615%(ff)	04/22/32		1,630	1,638,284
2.650%(ff)	10/21/32		430	432,850
3.210%(ff)	04/22/42		361	373,746
3.375%	03/27/25	EUR	1,378	1,728,837
3.500%	11/16/26		585	623,858
3.750%	02/25/26		165	177,535
3.800%	03/15/30		300	329,942
3.814%(ff)	04/23/29		7,840	8,533,160
3.850%	01/26/27		1,174	1,263,998
4.017%(ff)	10/31/38		5,160	5,901,181
4.223%(ff)	05/01/29		429	476,726
Sr. Unsec’d. Notes, EMTN
1.500%	12/07/27	GBP	475	629,240
Sub. Notes
6.750%	10/01/37		200	283,584
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.750%(ff)	07/24/27	GBP	532	710,928
2.206%(ff)	08/17/29		465	456,127
3.000%(ff)	07/22/28	GBP	1,385	1,958,984
4.292%(ff)	09/12/26		230	248,364

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
0.250%(ff)	02/18/29	EUR	800	$886,322
0.250%(ff)	02/01/30	EUR	400	439,268
3.550%	04/09/24		230	241,216
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)		765	789,411
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		6,750	6,899,720
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.599%(c)	04/30/22(oo)		3,679	3,688,688
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
3.932%(c)	02/01/22		1,005	1,006,380(oo	)
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26	GBP	700	928,380
2.069%(ff)	06/01/29		4,365	4,328,578
2.525%(ff)	11/19/41		14,855	14,138,880
2.545%(ff)	11/08/32		1,255	1,263,502
2.580%(ff)	04/22/32		677	685,436
3.200%	06/15/26		750	796,323
3.509%(ff)	01/23/29		165	176,951
3.702%(ff)	05/06/30		998	1,088,609
3.782%(ff)	02/01/28		640	693,343
3.964%(ff)	11/15/48		465	544,398
4.005%(ff)	04/23/29		3,005	3,319,923
4.452%(ff)	12/05/29		389	441,461
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	1,086	1,267,133
Gov’t. Gtd. Notes, EMTN
0.875%	07/04/39	EUR	1,215	1,487,927
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27		755	816,235
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	600	709,018
Morgan Stanley,
Sr. Unsec’d. Notes
0.406%(ff)	10/29/27	EUR	925	1,046,416
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32		30	29,392
2.699%(ff)	01/22/31		18,295	18,740,419
3.772%(ff)	01/24/29		455	495,423
3.875%	01/27/26		140	151,778
4.431%(ff)	01/23/30		3,446	3,924,055
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32		805	804,220
2.802%(ff)	01/25/52		18	17,672
3.125%	07/27/26		1,030	1,091,936
3.591%(ff)	07/22/28		260	280,461
3.622%(ff)	04/01/31		1,074	1,171,574
Sub. Notes
2.484%(ff)	09/16/36		550	529,415
Sub. Notes, GMTN
4.350%	09/08/26		885	980,246

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25		425	$450,104
Sub. Notes
3.622%(ff)	08/14/30	GBP	900	1,268,141
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN
1.625%	09/22/25		250	248,279
3.800%	06/17/25	CNH	1,000	158,553
Gtd. Notes, MTN
4.900%	02/01/28	AUD	450	361,362
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24		1,640	1,726,541
Sub. Notes, EMTN
1.000%(ff)	11/24/30	EUR	1,400	1,592,128
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.696%	07/16/24		1,890	1,952,960
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)		4,530	4,544,676
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes
0.625%	02/24/33	EUR	200	220,742
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		920	930,959
3.126%(ff)	08/13/30		975	1,020,817
Sr. Unsec’d. Notes, EMTN
0.250%(ff)	11/05/28	EUR	1,078	1,205,864
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26		1,665	1,666,819
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
2.000%	04/27/26	EUR	634	769,090
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28		5,615	5,708,100
4.478%(ff)	04/04/31(a)		11,620	13,473,464

				251,239,947

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		645	779,119
4.900%	02/01/46		4,955	6,276,367
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.600%	06/01/60		150	187,134
5.450%	01/23/39		570	747,452
Central American Bottling Corp. (Guatemala),
Gtd. Notes, 144A
5.750%	01/31/27		15	15,468
Coca-Cola Femsa SAB de CV (Mexico),
Gtd. Notes
2.750%	01/22/30		178	181,706

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.250%	08/01/31		380	$371,424

				8,558,670

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.150%	02/21/40		8	8,187
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40		115	110,257
Royalty Pharma PLC,
Gtd. Notes
2.200%	09/02/30		292	282,785
3.300%	09/02/40		49	48,852

				450,081

Building Materials — 0.1%
Carrier Global Corp.,
Sr. Unsec’d. Notes
3.377%	04/05/40		308	321,268
3.577%	04/05/50		154	163,823
CRH Funding BV (Ireland),
Gtd. Notes, EMTN
1.875%	01/09/24	EUR	1,434	1,689,561
Danfoss Finance I BV (Denmark),
Gtd. Notes, EMTN
0.375%	10/28/28	EUR	429	480,396
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28		1,432	1,489,495
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31		308	305,972
3.200%	07/15/51		170	172,184
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		375	371,898
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29		630	689,588
4.300%	07/15/47		2,728	3,134,828
4.400%	01/30/48		615	720,672
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		2,570	2,743,205
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		1,400	1,429,847
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29		60	62,822
6.500%	03/15/27		355	368,961

				14,144,520

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals — 0.1%
Alpek SAB de CV (Mexico),
Gtd. Notes, 144A
3.250%	02/25/31		220	$221,000
Ashland Services BV,
Gtd. Notes
2.000%	01/30/28	EUR	2,100	2,432,795
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
4.500%	01/31/30		210	223,655
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		250	300,879
5.375%	03/15/44		595	751,038
Equate Petrochemical BV (Kuwait),
Gtd. Notes, 144A, MTN
4.250%	11/03/26(a)		386	420,230
INEOS Quattro Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
2.500%	01/15/26	EUR	330	373,473
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43		825	1,059,309
LYB International Finance III LLC,
Gtd. Notes
3.375%	10/01/40		3,640	3,788,501
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		225	233,321
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
3.750%	06/23/31		238	231,590
4.500%	10/22/25		240	253,628
5.125%	06/23/51		210	198,662
5.625%	04/25/24		286	306,126
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
1.875%	05/11/26		481	473,160
2.875%	05/11/31		456	448,722
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22		495	500,743
Sasol Financing USA LLC (South Africa),
Gtd. Notes
4.375%	09/18/26		426	429,136
5.875%	03/27/24		1,744	1,816,178
6.500%	09/27/28		417	451,634
SPCM SA (France),
Sr. Unsec’d. Notes, 144A
2.000%	02/01/26	EUR	306	349,942
Valvoline, Inc.,
Gtd. Notes, 144A
4.250%	02/15/30		35	35,714
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		101	98,395

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A
3.148%	06/04/30		650	$672,336

				16,070,167

Commercial Services — 0.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)		1,200	1,166,850
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		1,370	1,344,893
Amadeus IT Group SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.875%	09/24/28	EUR	900	1,087,688
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119		60	70,225
4.700%	11/01/2111		80	117,141
Cleveland Clinic Foundation (The),
Unsec’d. Notes
4.858%	01/01/2114		150	222,940
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	400	482,712
4.250%	09/25/30	GBP	500	757,125
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48		572	704,619
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31		450	444,004
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26		3,320	3,523,637
7.000%	10/15/37		260	383,580
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118		69	98,666
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		275	282,826
Johns Hopkins University,
Sr. Unsec’d. Notes, Series A
2.813%	01/01/60		300	305,358
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48		270	326,666
Loxam SAS (France),
Sr. Sub. Notes
4.500%	04/15/27	EUR	140	159,199
5.750%	07/15/27	EUR	240	281,823
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		680	852,435
4.678%	07/01/2114		115	171,813

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Nexi SpA (Italy),
Sr. Unsec’d. Notes
2.125%	04/30/29	EUR	3,510	$3,922,757
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		284	283,351
President & Fellows of Harvard College,
Unsec’d. Notes
2.517%	10/15/50		75	75,610
3.150%	07/15/46		375	426,002
3.300%	07/15/56		45	51,764
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes
3.610%	02/15/2119		35	40,816
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		1,330	1,340,525
3.875%	02/15/31		241	244,745
4.875%	01/15/28		825	866,880
5.250%	01/15/30		2,590	2,803,958
University of Chicago (The),
Unsec’d. Notes, Series 20B
2.761%	04/01/45		30	30,325
University of Southern California,
Sr. Unsec’d. Notes, Series A
3.226%	10/01/2120		30	30,721
Unsec’d. Notes, Series 2017
3.841%	10/01/47		350	411,787
Yale University,
Unsec’d. Notes, Series 2020
1.482%	04/15/30		215	209,797

				23,523,238

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
2.800%	02/08/61		320	316,300

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		2,075	2,063,801

Diversified Financial Services — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26		330	332,477
3.000%	10/29/28		255	258,824
American Express Co.,
Jr. Sub. Notes
3.550%(ff)	09/15/26		260	260,717(oo	)
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN
1.625%	04/29/24		228	227,763
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24		630	673,528

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
CDP Financial, Inc. (Canada),
Gtd. Notes
5.600%	11/25/39		1,000	$1,420,298
CPPIB Capital, Inc. (Canada),
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	3,107	3,568,767
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		620	656,524
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
0.700%	06/15/23		2,439	2,436,931
3.000%	06/15/50		203	205,124
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		130	180,269
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes
2.625%	10/15/31		4,330	4,275,547
Nasdaq, Inc.,
Sr. Unsec’d. Notes
2.500%	12/21/40		202	186,979
3.250%	04/28/50		251	255,541
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
6.000%	01/15/27		2,840	2,956,052
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31		240	236,599
OneMain Finance Corp.,
Gtd. Notes
7.125%	03/15/26		3,045	3,483,109
8.250%	10/01/23		1,000	1,105,770
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes
0.500%	05/06/25	EUR	3,103	3,597,542
Gtd. Notes, 144A
1.250%	09/27/30		2,340	2,228,060
2.000%	04/16/31		3,431	3,448,487
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	3,437	3,872,243
0.900%	05/20/41	EUR	1,026	1,156,954
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29		665	638,599
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.750%	06/18/24		215	223,237
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	400	453,359
PSP Capital, Inc. (Canada),
Gtd. Notes, 144A
1.625%	10/26/28		2,966	2,957,013
Societe Generale SFH SA (France),
Covered Bonds
0.750%	01/29/27	EUR	800	945,531

				42,241,844

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric — 0.5%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.800%	10/01/47		585	$627,469
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	09/01/44		290	371,316
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	1,200	1,341,884
Cadent Finance PLC (United Kingdom),
Gtd. Notes, EMTN
0.625%	03/19/30	EUR	1,155	1,291,338
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		216	208,344
4.500%	02/15/28		1,346	1,396,285
5.250%	06/01/26		199	204,164
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		50	49,570
5.000%	02/01/31		641	647,226
5.125%	03/15/28		3,201	3,252,587
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
3.950%	03/01/48		220	261,930
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
3.348%	02/09/31(a)		979	960,256
Sr. Unsec’d. Notes
5.000%	09/29/36		948	1,000,685
Commonwealth Edison Co.,
First Mortgage
4.000%	03/01/48		290	341,396
6.450%	01/15/38		265	385,483
Consumers Energy Co.,
First Mortgage
4.050%	05/15/48		465	557,299
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		687	768,486
Sr. Unsec’d. Notes, Series C
2.250%	08/15/31		275	269,374
3.375%	04/01/30		251	267,349
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24		1,130	1,164,897
Duke Energy Corp.,
Jr. Sub. Notes
3.250%(ff)	01/15/82		2,900	2,830,660
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46		255	285,540
E.ON SE (Germany),
Sr. Unsec’d. Notes, EMTN
1.625%	05/22/29	EUR	227	280,035
Enel Finance International NV (Italy),
Gtd. Notes, EMTN
0.375%	05/28/29	EUR	175	195,444

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
0.500%	06/17/30	EUR	1,400	$1,562,408
Engie SA (France),
Jr. Sub. Notes
3.250%(ff)	11/28/24(oo)	EUR	900	1,100,675
Entergy Louisiana LLC,
Collateral Trust Bond
4.000%	03/15/33		175	200,092
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		1,000	1,078,416
Sr. Unsec’d. Notes, 144A
7.125%	02/11/25		617	637,790
Evergy Metro, Inc.,
Mortgage
4.200%	03/15/48		340	406,762
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46		502	605,823
5.100%	06/15/45		235	304,302
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		75	94,227
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series HE
8.625%	06/15/29		290	417,673
Iberdrola International BV (Spain),
Gtd. Notes, Series NC5
1.874%(ff)	01/28/26(oo)	EUR	900	1,043,686
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30		450	447,685
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes
6.875%	06/21/23		515	556,363
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		698	766,970
Sr. Sec’d. Notes, EMTN
7.750%	12/15/27		700	892,004
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.807%	10/06/50		194	179,484
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.750%	11/01/29		217	223,797
Northern States Power Co.,
First Mortgage
3.600%	09/15/47		565	631,702
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		1,365	1,441,418
Gtd. Notes, 144A
3.375%	02/15/29		170	166,401
3.625%	02/15/31(a)		1,569	1,536,919
3.875%	02/15/32		80	78,691
Sr. Sec’d. Notes, 144A
2.000%	12/02/25		1,437	1,446,892

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	900	$1,079,929
4.250%	02/26/26		270	288,972
Ontario Electricity Financial Corp. (Canada),
Local Gov’t. Gtd. Notes, Series 40
2.428%(s)	04/11/31	CAD	500	321,840
Pacific Gas & Electric Co.,
First Mortgage
4.550%	07/01/30		2,430	2,635,719
Sr. Sec’d. Notes
3.250%	06/01/31		245	246,112
PECO Energy Co.,
First Mortgage
3.700%	09/15/47		85	96,144
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	500	547,048
2.875%	10/25/25	EUR	415	502,831
Sr. Unsec’d. Notes, 144A
1.875%	11/05/31	EUR	810	886,217
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		275	272,778
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28		1,015	999,728
San Diego Gas & Electric Co.,
First Mortgage
3.950%	11/15/41		140	155,672
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47		450	496,950
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		130	159,592
State Grid Overseas Investment BVI Ltd. (China),
Gtd. Notes, EMTN
1.625%	08/05/30		500	476,147
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50		44	40,494
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		1,050	1,065,316
8.000%(ff)	10/15/26(oo)		3,425	3,623,045
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		5,590	5,802,928
5.500%	09/01/26		20	20,579
5.625%	02/15/27		20	20,680
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		460	474,328
3.700%	01/30/27		2,170	2,255,128

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.500%	12/01/49		319	$342,520

				57,589,894

Electronics — 0.0%
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		105	104,776

Engineering & Construction — 0.1%
Aeroporti di Roma SpA (Italy),
Sr. Unsec’d. Notes, EMTN
1.750%	07/30/31	EUR	1,155	1,342,492
Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN
1.250%	01/15/29	EUR	200	217,239
2.000%	02/15/33	EUR	5,700	6,167,887
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes
1.500%	10/12/27	EUR	1,385	1,633,962
Sr. Sec’d. Notes, EMTN
1.500%	02/11/30	EUR	713	836,822
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
4.250%	10/31/26		220	233,433
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		230	238,927
4.250%	10/31/26		488	517,797
5.500%	07/31/47		435	435,468
TopBuild Corp.,
Gtd. Notes, 144A
4.125%	02/15/32(a)		450	461,613

				12,085,640

Entertainment — 0.0%
Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)		600	603,407
Scientific Games International, Inc.,
Gtd. Notes, 144A
8.250%	03/15/26		2,570	2,709,323
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		46	46,788
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25		40	42,000

				3,401,518

Foods — 0.2%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.250%	03/15/26		215	219,677
3.500%	02/15/23		250	254,746
3.500%	03/15/29		60	60,045
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27		850	879,289

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	5,275	$6,877,226
4.500%	02/16/26	GBP	225	304,217
Bellis Finco PLC (United Kingdom),
Gtd. Notes
4.000%	02/16/27	GBP	2,300	2,942,450
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,407	1,800,012
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.750%	02/15/28		600	647,892
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29		770	848,106
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		1,168	1,270,469
Kraft Heinz Foods Co.,
Gtd. Notes
4.625%	10/01/39		120	141,028
4.875%	10/01/49		2,880	3,627,360
5.200%	07/15/45		145	184,838
5.500%	06/01/50		70	94,897
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		775	796,135
4.375%	01/31/32		775	799,559
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44		305	358,976
Mondelez International, Inc.,
Sr. Unsec’d. Notes
0.250%	03/17/28	EUR	511	572,496
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
4.250%	04/15/31		215	225,948
5.875%	09/30/27		1,795	1,895,196
Post Holdings, Inc.,
Gtd. Notes, 144A
5.500%	12/15/29		475	499,311
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31		925	918,050
Sigma Alimentos SA de CV (Mexico),
Gtd. Notes
4.125%	05/02/26		200	211,565
Sysco Corp.,
Gtd. Notes
5.950%	04/01/30		161	201,242

				26,630,730

Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.375%	12/01/25		455	550,567
Inversiones CMPC SA (Chile),
Gtd. Notes, 144A
3.850%	01/13/30		572	596,774

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Forest Products & Paper (cont’d.)
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		920	$935,845

				2,083,186

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		1,100	1,220,189
5.875%	08/20/26		425	475,379
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		374	383,511
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41		150	204,609
National Grid Gas PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	275	330,991
NiSource, Inc.,
Sr. Unsec’d. Notes
3.950%	03/30/48		70	78,886
4.375%	05/15/47		330	392,679
Terega SA (France),
Sr. Unsec’d. Notes
0.875%	09/17/30	EUR	900	1,018,744

				4,104,988

Healthcare-Products — 0.1%
Avantor Funding, Inc.,
Sr. Sec’d. Notes
2.625%	11/01/25	EUR	5,760	6,713,787
Sr. Sec’d. Notes, 144A
2.625%	11/01/25	EUR	319	371,822
Baxter International, Inc.,
Sr. Unsec’d. Notes, 144A
0.868%	12/01/23		400	398,375
Becton Dickinson Euro Finance Sarl,
Gtd. Notes
0.334%	08/13/28	EUR	265	296,510
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30		73	74,369
DH Europe Finance II Sarl,
Gtd. Notes
0.450%	03/18/28	EUR	783	891,347
1.350%	09/18/39	EUR	600	681,547
DH Europe Finance Sarl,
Gtd. Notes
1.200%	06/30/27	EUR	332	395,151
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	210	238,363
1.625%	10/15/50	EUR	195	222,326
2.250%	03/07/39	EUR	125	162,350

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		280	$279,026
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		550	558,563
Thermo Fisher Scientific Finance I BV,
Gtd. Notes
0.800%	10/18/30	EUR	400	458,516
1.625%	10/18/41	EUR	147	170,408
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	295	339,147
1.875%	10/01/49	EUR	190	221,827

				12,473,434

Healthcare-Services — 0.4%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.387%	10/15/49		40	44,339
4.272%	08/15/48		480	603,529
Unsec’d. Notes, Series 2020
2.211%	06/15/30		525	525,181
3.008%	06/15/50		885	922,251
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37		285	413,597
Anthem, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51		399	443,624
4.625%	05/15/42		109	135,735
Ascension Health,
Sr. Unsec’d. Notes
3.945%	11/15/46		115	141,675
Sr. Unsec’d. Notes, Series B
2.532%	11/15/29		270	281,278
3.106%	11/15/39		915	974,842
BayCare Health System, Inc.,
Sr. Unsec’d. Notes, Series 2020
3.831%	11/15/50		110	130,893
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		624	611,376
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24		3,045	3,144,729
2.782%	10/01/30		1,084	1,111,591
3.910%	10/01/50		211	235,310
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30		2,805	2,879,455
Hackensack Meridian Health, Inc.,
Sec’d. Notes, Series 2020
2.675%	09/01/41		1,520	1,489,136
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30		485	512,239
5.375%	02/01/25		670	736,176

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
5.375%	09/01/26		225	$253,715
5.625%	09/01/28		21	24,529
5.875%	02/01/29		65	77,509
Sr. Sec’d. Notes
3.500%	07/15/51		3,180	3,259,991
4.125%	06/15/29		1,070	1,179,776
5.000%	03/15/24		1,260	1,355,511
5.125%	06/15/39		285	352,472
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A
2.200%	06/01/30		1,025	1,010,131
Humana, Inc.,
Sr. Unsec’d. Notes
3.125%	08/15/29		960	1,004,412
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48		395	479,151
IQVIA, Inc.,
Gtd. Notes
2.250%	03/15/29	EUR	5,090	5,776,360
Gtd. Notes, 144A
1.750%	03/15/26	EUR	820	941,984
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		1,375	1,701,466
Gtd. Notes, Series 2019
3.266%	11/01/49		30	32,344
Unsec’d. Notes, Series 2021
2.810%	06/01/41		350	351,656
Mayo Clinic,
Unsec’d. Notes, Series 2016
4.128%	11/15/52		310	393,180
MEDNAX, Inc.,
Gtd. Notes, 144A
6.250%	01/15/27		2,570	2,695,736
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.125%	07/01/52		25	31,421
Methodist Hospital (The),
Unsec’d. Notes, Series 20A
2.705%	12/01/50		1,205	1,170,746
Montefiore Obligated Group,
Unsec’d. Notes
4.287%	09/01/50		320	313,982
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56		295	383,111
4.763%	08/01/2116		135	188,488
Unsec’d. Notes, Series 2019
3.954%	08/01/2119		555	670,359
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47		50	59,349
OhioHealth Corp.,
Unsec’d. Notes, Series 2020
3.042%	11/15/50		90	94,093

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Orlando Health Obligated Group,
Sr. Unsec’d. Notes
3.327%	10/01/50	370	$386,530
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2018
4.787%	11/15/48	55	73,080
Piedmont Healthcare, Inc.,
Sec’d. Notes
2.864%	01/01/52	740	723,267
Sec’d. Notes, Series 2042
2.719%	01/01/42	930	906,027
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25	1,715	1,819,670
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.800%	06/30/31	840	867,533
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
6.250%	02/01/27	905	936,492
Sr. Sec’d. Notes
4.625%	07/15/24	206	209,101
Sr. Sec’d. Notes, 144A
4.250%	06/01/29	41	41,735
4.875%	01/01/26	30	30,820
5.125%	11/01/27	2,195	2,288,475
Texas Health Resources,
Sec’d. Notes
4.330%	11/15/55	130	172,752
Sec’d. Notes, Series 2019
3.372%	11/15/51	85	94,205
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40	253	247,837
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.050%	05/15/41	275	287,169
4.625%	11/15/41	425	533,538
4.750%	07/15/45	47	61,503
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018
4.813%	09/01/48	115	147,395

			48,965,557

Home Builders — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.625%	01/15/28	2,309	2,437,203
Beazer Homes USA, Inc.,
Gtd. Notes
7.250%	10/15/29	1,168	1,302,448
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
6.250%	09/15/27	270	282,934
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29	2,235	2,284,140

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27		81	$85,305
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30		1,779	1,812,382
5.250%	12/15/27		25	26,286
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		355	398,200
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		2,275	2,516,152

				11,145,050

Household Products/Wares — 0.0%
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26	EUR	285	330,714

Insurance — 0.2%
AIA Group Ltd. (Hong Kong),
Sub. Notes, GMTN
0.880%(ff)	09/09/33	EUR	300	336,308
American International Group, Inc.,
Sr. Unsec’d. Notes
4.500%	07/16/44		205	252,668
4.750%	04/01/48		89	114,070
4.800%	07/10/45		250	317,160
Assicurazioni Generali SpA (Italy),
Jr. Sub. Notes, EMTN
4.596%(ff)	11/21/25(oo)	EUR	1,385	1,752,297
AXA SA (France),
Sub. Notes, EMTN
5.125%(ff)	07/04/43	EUR	708	866,167
Brighthouse Financial Global Funding,
Sr. Sec’d. Notes, 144A, MTN
2.000%	06/28/28		365	359,059
Brighthouse Financial, Inc.,
Sr. Unsec’d. Notes
5.625%	05/15/30		1,000	1,193,775
Chubb INA Holdings, Inc.,
Gtd. Notes
2.850%	12/15/51		50	50,297
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		5,070	5,222,610
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49(a)		125	136,805
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	265	312,459
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29		4,472	5,149,390
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		270	376,862

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43		95	$115,113
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28		418	413,683
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
5.625%	09/20/30	GBP	925	1,486,656
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30		515	509,303
4.625%	09/15/42		30	37,345
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34		190	261,144
Swiss Re Finance UK PLC,
Gtd. Notes, EMTN
2.714%(ff)	06/04/52	EUR	700	852,146
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		110	141,486
6.850%	12/16/39		32	47,700
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		945	962,296

				21,266,799

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.875%	05/12/41		243	250,979
Expedia Group, Inc.,
Gtd. Notes
2.950%	03/15/31		830	830,243
Prosus NV (China),
Gtd. Notes, 144A
4.850%	07/06/27		675	754,383
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
2.880%	04/22/31		400	407,661

				2,243,266

Iron/Steel — 0.1%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
3.250%	01/15/31		2,275	2,399,884
3.450%	04/15/30		2,184	2,333,468
thyssenkrupp AG (Germany),
Sr. Unsec’d. Notes, EMTN
1.875%	03/06/23	EUR	4,180	4,824,237

				9,557,589

Lodging — 0.1%
Gohl Capital Ltd. (Malaysia),
Gtd. Notes
4.250%	01/24/27		755	780,616

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		1,060	$1,055,400
5.375%	05/01/25		95	98,774
5.750%	05/01/28		65	69,464
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		295	304,596
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes, SOFR + 1.050%
1.100%(c)	10/01/23		1,815	1,818,579
Sr. Unsec’d. Notes
1.300%	10/01/23		1,445	1,445,706
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24		570	579,239
3.500%	08/18/26		195	197,389
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30		170	192,077
Sr. Unsec’d. Notes, Series HH
2.850%	04/15/31		740	738,236
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25		255	266,322
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.625%	08/26/28		392	360,789

				7,907,187

Machinery-Diversified — 0.1%
Flowserve Corp.,
Sr. Unsec’d. Notes
2.800%	01/15/32		2,125	2,070,039
TK Elevator Midco GmbH (Germany),
Sr. Sec’d. Notes, 144A
4.375%	07/15/27	EUR	4,390	5,164,339

				7,234,378

Media — 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32		765	788,605
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		660	667,034
4.250%	01/15/34		1,000	984,717
4.500%	08/15/30		130	133,395
4.500%	06/01/33		395	403,167
4.750%	03/01/30		561	584,829
5.000%	02/01/28		115	119,235
5.125%	05/01/27		440	455,467
5.375%	06/01/29		310	334,668
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.500%	06/01/41		203	197,863
3.900%	06/01/52		9,225	9,231,008

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
4.464%	07/23/22		32	$32,491
5.050%	03/30/29		2,450	2,815,929
5.375%	05/01/47		155	185,123
6.384%	10/23/35		540	699,482
6.484%	10/23/45		125	170,894
Comcast Corp.,
Gtd. Notes
3.750%	04/01/40		865	967,637
Gtd. Notes, 144A
2.937%	11/01/56		224	213,371
Cox Communications, Inc.,
Gtd. Notes, 144A
1.800%	10/01/30		500	469,799
2.950%	10/01/50		37	34,796
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31		1,800	1,800,479
3.150%	08/15/24		315	328,283
4.800%	02/01/35		150	176,813
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	04/15/27		230	237,825
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30(a)		1,550	1,466,583
5.750%	01/15/30		1,000	999,862
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55		310	326,433
4.125%	05/15/29		1,240	1,367,738
5.300%	05/15/49		4,865	6,151,183
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		140	127,383
5.875%	11/15/24		280	287,541
7.750%	07/01/26(a)		3,045	3,216,441
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
4.600%	01/15/45		4,470	5,369,200
4.750%	05/15/25		308	338,101
4.950%	01/15/31(a)		925	1,093,241
Ziggo BV (Netherlands),
Sr. Sec’d. Notes
2.875%	01/15/30	EUR	2,210	2,503,809

				45,280,425

Mining — 0.1%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
4.000%	09/11/27		825	889,100
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
3.150%	01/14/30		300	306,008
Sr. Unsec’d. Notes, 144A
3.700%	01/30/50		200	204,488
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30		4,600	4,539,520

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.250%	11/08/42(a)		810	$1,023,661
6.750%	04/16/40		245	343,637
7.500%	07/27/35		215	307,945
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	07/15/41		3,700	4,926,850

				12,541,209

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23		280	285,315
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, 144A, EMTN
4.600%	01/30/37	CAD	300	299,971
Sr. Unsec’d. Notes, 144A, MTN
2.422%(s)	05/28/37	CAD	400	210,249
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	1,321	1,651,671
Inter-American Development Bank (Supranational Bank),
Notes
6.800%	10/15/25		250	299,003

				2,746,209

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		590	605,432

Oil & Gas — 0.8%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26		600	622,310
Antero Resources Corp.,
Gtd. Notes, 144A
8.375%	07/15/26		250	284,602
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		185	187,941
9.000%	11/01/27		40	53,553
BP Capital Markets America, Inc.,
Gtd. Notes
3.001%	03/17/52		210	205,870
3.379%	02/08/61		540	557,337
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.104%	11/15/34	EUR	470	524,947
3.625%(ff)	03/22/29(oo)	EUR	925	1,132,251
4.375%(ff)	06/22/25(oo)		1,085	1,133,400
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32		50	48,968
3.750%	02/15/52		170	171,275
5.250%	06/15/37		5,355	6,348,379
5.400%	06/15/47		110	136,908
6.750%	11/15/39		250	339,777

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.875%	02/01/29		630	$674,418
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		310	318,115
ConocoPhillips,
Gtd. Notes, 144A
4.875%	10/01/47		380	501,712
ConocoPhillips Co.,
Gtd. Notes
4.150%	11/15/34		60	68,589
4.300%	11/15/44		215	258,930
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23		180	185,833
Gtd. Notes, 144A
2.268%	11/15/26		275	273,086
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		240	302,134
5.850%	12/15/25		130	148,734
7.875%	09/30/31		65	91,942
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24		1,120	1,162,761
3.250%	12/01/26		11,024	11,636,956
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23		1,104	1,170,559
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		1,150	1,157,441
4.875%	03/30/26		160	158,706
5.375%	03/30/28		955	941,137
5.875%	03/30/31		50	49,052
Equinor ASA (Norway),
Gtd. Notes
3.700%	04/06/50		110	126,243
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
2.500%	03/21/26	EUR	1,000	1,178,013
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22		460	468,149
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes, 144A
2.900%	09/29/31(a)		1,965	1,939,556
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		486	530,144
5.600%	02/15/41		90	111,141
7.300%	08/15/31		270	360,922
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		145	149,378
6.000%	02/01/31		145	150,225

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		481	$522,925
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25		319	338,370
6.500%	06/30/27		325	348,706
Lundin Energy Finance BV (Netherlands),
Gtd. Notes, 144A
3.100%	07/15/31		1,180	1,192,501
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.800%	04/01/28		5,785	6,227,760
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29		45	47,197
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.933%(s)	10/10/36		690	391,739
5.550%	03/15/26		545	606,650
5.875%	09/01/25		50	55,057
6.450%	09/15/36		5	6,375
6.625%	09/01/30(a)		415	513,716
6.950%	07/01/24		390	433,626
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26		330	366,202
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34		205	263,577
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25		1,719	1,848,009
5.600%	01/03/31(a)		680	723,788
5.750%	02/01/29		101	108,793
6.250%	03/17/24		5	5,402
6.625%	01/16/34	GBP	1,940	2,903,740
6.900%	03/19/49		355	378,394
7.250%	03/17/44		625	692,668
7.375%	01/17/27		650	754,942
Gtd. Notes, EMTN
6.250%	12/14/26	GBP	540	794,671
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26(a)		385	389,770
4.750%	02/26/29	EUR	2,225	2,498,770
5.350%	02/12/28		222	221,260
5.950%	01/28/31		84	81,775
6.350%	02/12/48		614	528,330
6.375%	01/23/45		572	497,480
6.490%	01/23/27		1,444	1,539,834
6.500%	03/13/27		1,058	1,128,570
6.500%	01/23/29(a)		595	617,087
6.625%	06/15/35		49	47,111
6.840%	01/23/30(a)		592	613,889
6.875%	10/16/25		48	52,572
7.690%	01/23/50		815	786,153

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Gtd. Notes, EMTN
3.750%	02/21/24	EUR	325	$379,758
4.875%	02/21/28	EUR	3,940	4,493,767
5.125%	03/15/23	EUR	110	129,970
Gtd. Notes, MTN
4.625%	09/21/23		1,340	1,374,580
6.750%	09/21/47		175	154,839
6.875%	08/04/26(a)		445	488,590
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, EMTN
2.480%	01/28/32		200	200,634
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
2.150%	01/15/31		3,420	3,302,266
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26		435	426,379
3.125%	07/12/41		215	217,425
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25(a)		1,975	2,043,871
5.000%	03/15/23		265	270,543
9.250%	02/01/26		625	674,215
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31		5,365	5,467,715
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30		833	810,679
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24		299	319,501
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes
2.300%	01/08/31		500	493,486
Thaioil Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
4.875%	01/23/43		459	476,034
TotalEnergies SE (France),
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	925	1,044,963
UGI International LLC,
Gtd. Notes, 144A
2.500%	12/01/29	EUR	700	786,289
Wintershall Dea Finance BV (Germany),
Gtd. Notes
0.840%	09/25/25	EUR	900	1,039,367
1.823%	09/25/31	EUR	500	584,513

				89,568,187

Oil & Gas Services — 0.0%
Cameron International Corp.,
Gtd. Notes
5.950%	06/01/41		495	631,216

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Packaging & Containers — 0.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Sec’d. Notes, 144A
2.000%	09/01/28	EUR	645	$726,467
Sr. Unsec’d. Notes, 144A
3.000%	09/01/29	EUR	105	117,061
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28		350	347,367
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC/Reynolds Group Issuer LLC,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27		750	730,014
Verallia SA (France),
Gtd. Notes
1.625%	05/14/28	EUR	6,200	7,223,826

				9,144,735

Pharmaceuticals — 0.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25		460	488,854
4.050%	11/21/39		12,733	14,595,906
4.250%	11/21/49		286	343,368
4.500%	05/14/35		1,265	1,512,158
4.700%	05/14/45		650	803,749
4.850%	06/15/44		535	670,649
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		300	317,219
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28		125	116,308
5.000%	02/15/29		646	573,325
5.250%	01/30/30		2,430	2,148,556
5.250%	02/15/31		541	477,328
6.250%	02/15/29		880	837,340
7.250%	05/30/29		130	128,792
Bayer AG (Germany),
Sr. Unsec’d. Notes
1.375%	07/06/32	EUR	900	1,048,575
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25		700	759,499
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39		125	147,852
4.250%	10/26/49		97	119,983
4.625%	05/15/44		250	318,920
5.000%	08/15/45		115	153,145
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27		630	677,912
4.375%	10/15/28		5,520	6,275,163
Sr. Unsec’d. Notes
3.200%	03/15/40		790	815,937
3.400%	03/15/50		640	667,548

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
3.400%	03/15/51	2,580	$2,712,359
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40	7,460	7,164,853
3.250%	08/15/29	1,545	1,647,137
3.750%	04/01/30	24	26,356
4.125%	04/01/40	45	51,520
4.780%	03/25/38	170	207,140
5.125%	07/20/45	235	305,558
5.300%	12/05/43	80	105,448
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	06/30/28	90	67,179
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.700%	06/10/27	275	276,833
1.900%	12/10/28	195	195,849
2.150%	12/10/31	175	175,526
2.750%	12/10/51	50	49,749
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	225	230,700
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.700%	05/28/50	142	143,013
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	1,880	2,304,936
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	7,725	8,239,932
4.000%	06/22/50	325	347,458

			58,249,632

Pipelines — 0.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29	1,700	1,795,715
7.875%	05/15/26	500	550,886
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes, 144A
4.600%	12/15/44	30	35,644
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	935	954,064
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	965	990,442
Sr. Unsec’d. Notes
4.950%	06/15/28	360	405,950
5.400%	10/01/47	2,475	2,919,069
6.000%	06/15/48	2,340	2,926,461
6.250%	04/15/49	640	836,947
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30(a)	375	391,098
3.125%	07/31/29(a)	389	413,221
3.300%	02/15/53	45	44,858

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
5.950%	02/01/41	200	$266,145
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.300%	10/01/31	2,460	2,411,258
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes
2.160%	03/31/34	400	392,633
Sr. Sec’d. Notes, 144A
2.160%	03/31/34	400	392,633
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	775	737,764
5.050%	02/15/46	3,430	4,107,183
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.950%	03/01/50	945	1,005,237
MPLX LP,
Sr. Unsec’d. Notes
3.500%	12/01/22	162	165,440
4.125%	03/01/27	381	416,894
4.500%	04/15/38	320	360,061
4.875%	06/01/25	665	727,713
5.200%	03/01/47	2,600	3,181,929
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	430	576,160
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49	3,674	4,059,603
5.200%	07/15/48	3,595	4,357,053
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.800%	09/15/30	520	547,390
4.700%	06/15/44	3,175	3,386,471
5.150%	06/01/42	1,081	1,203,837
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	12/31/30	621	622,317
7.500%	10/01/25	335	362,991
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	40	41,636
4.125%	08/15/31	40	42,680
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.350%	02/01/25	45	46,855
5.300%	02/01/30(a)	745	818,081
5.300%	03/01/48	45	54,223
5.450%	04/01/44	245	292,720
6.500%	02/01/50	25	29,551
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30	745	795,749
3.500%	10/15/51	890	903,486
3.600%	03/15/22	1,480	1,481,433
3.750%	06/15/27	214	231,215
4.500%	11/15/23	3	3,163

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
4.550%	06/24/24		437	$468,303
4.850%	03/01/48		20	24,347
4.900%	01/15/45		240	287,314
5.100%	09/15/45		215	265,412
5.400%	03/04/44		250	310,245

				47,641,480

Private Equity — 0.0%
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
2.200%	07/24/25	EUR	1,385	1,664,330

Real Estate — 0.1%
Aroundtown SA (Germany),
Sr. Unsec’d. Notes, EMTN
1.000%	01/07/25	EUR	1,400	1,625,770
Balder Finland OYJ (Sweden),
Gtd. Notes, EMTN
1.000%	01/20/29	EUR	1,155	1,273,512
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28		2,605	2,777,412
Logicor Financing Sarl (Luxembourg),
Gtd. Notes, EMTN
1.625%	07/15/27	EUR	1,385	1,633,800
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
2.500%	10/15/31		200	200,264
Sun Hung Kai Properties Capital Market Ltd. (Hong Kong),
Gtd. Notes, EMTN
3.160%	01/25/28	CNH	2,000	309,244
3.200%	08/14/27	CNH	7,000	1,084,259

				8,904,261

Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.,
Sr. Unsec’d. Notes
0.450%	01/15/27	EUR	381	428,633
3.000%	06/15/23		2,175	2,236,338
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.500%	08/16/31		70	68,483
4.050%	07/01/30		3,551	3,899,209
4.125%	05/15/29		1,200	1,328,570
Broadstone Net Lease LLC,
Gtd. Notes
2.600%	09/15/31		2,770	2,700,823
Corporate Office Properties LP,
Gtd. Notes
2.750%	04/15/31		3,780	3,759,656
2.900%	12/01/33		575	566,007
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.300%	07/01/30		251	265,233
Digital Euro Finco LLC,
Gtd. Notes
1.125%	04/09/28	EUR	1,385	1,599,434

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31		500	$480,810
Sr. Unsec’d. Notes
4.750%	02/15/28		2,184	2,152,339
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31		930	992,620
5.375%	04/15/26		4,040	4,512,447
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
3.000%	01/15/30		830	870,499
Kimco Realty Corp.,
Sr. Unsec’d. Notes
1.900%	03/01/28		470	463,666
2.700%	10/01/30		1,220	1,241,708
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		565	604,850
4.500%	01/15/28		435	471,066
5.625%	05/01/24		30	32,084
5.750%	02/01/27		30	34,016
Gtd. Notes, 144A
4.625%	06/15/25		310	330,903
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
0.993%	10/15/26	EUR	1,175	1,331,394
3.325%	03/24/25	EUR	2,730	3,349,825
3.692%	06/05/28	GBP	397	561,837
4.625%	08/01/29		365	384,787
5.000%	10/15/27		25	26,175
Realty Income Corp.,
Sr. Unsec’d. Notes
3.100%	12/15/29		4,830	5,129,717
Simon Property Group LP,
Sr. Unsec’d. Notes
2.250%	01/15/32		750	732,007
Spirit Realty LP,
Gtd. Notes
2.700%	02/15/32		1,092	1,083,257
3.400%	01/15/30		3,140	3,297,967
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	07/15/26		975	977,052
Sun Communities Operating LP,
Gtd. Notes
2.700%	07/15/31		820	816,730
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		3,175	3,311,882
Ventas Realty LP,
Gtd. Notes
2.500%	09/01/31		385	381,098
4.400%	01/15/29		925	1,049,415

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		255	$260,003
4.125%	08/15/30		20	21,173
4.250%	12/01/26		140	145,777
Welltower, Inc.,
Sr. Unsec’d. Notes
2.800%	06/01/31		6,900	7,054,165
3.100%	01/15/30		1,270	1,333,416
4.125%	03/15/29		665	743,760
4.800%	11/20/28	GBP	925	1,464,407
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.250%	04/01/33		3,155	3,002,691

				65,497,929

Retail — 0.2%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.500%	02/15/29(a)		1,070	1,059,257
3.875%	01/15/28		859	869,730
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		580	618,958
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28		1,085	1,211,338
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.375%	02/07/25	EUR	674	770,393
Sr. Sec’d. Notes, 144A
6.250%	10/30/25	EUR	6,095	7,120,846
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29(a)		425	420,342
3.875%	10/01/31(a)		425	419,982
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		1,075	1,075,204
JSM Global Sarl (Brazil),
Gtd. Notes, 144A
4.750%	10/20/30		325	299,486
Sally Holdings LLC/Sally Capital, Inc.,
Sec’d. Notes, 144A
8.750%	04/30/25		2,135	2,275,572
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31		150	148,542

				16,289,650

Savings & Loans — 0.0%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22		440	448,158

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	510	$552,986
Broadcom, Inc.,
Gtd. Notes, 144A
1.950%	02/15/28	404	397,974
2.450%	02/15/31	183	178,807
2.600%	02/15/33	1,385	1,343,298
3.500%	02/15/41	5,621	5,723,703
Intel Corp.,
Sr. Unsec’d. Notes
2.000%	08/12/31	175	173,874
2.800%	08/12/41	25	24,928
3.050%	08/12/51	20	20,513
Microchip Technology, Inc.,
Sr. Sec’d. Notes
0.972%	02/15/24	125	123,937
4.333%	06/01/23	1,450	1,511,780
Sr. Sec’d. Notes, 144A
0.983%	09/01/24	50	49,129
Micron Technology, Inc.,
Sr. Unsec’d. Notes
2.703%	04/15/32	310	311,258
4.663%	02/15/30	250	287,553
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
2.650%	02/15/32	570	572,101
3.125%	02/15/42	150	150,813
3.400%	05/01/30	180	191,938

			11,614,592

Software — 0.1%
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
2.950%	02/15/51	227	215,433
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.100%	03/01/41	2,595	2,615,085
Sr. Unsec’d. Notes, Series 30Y
4.750%	05/15/48	216	269,947
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29	6,015	6,469,184
Microsoft Corp.,
Sr. Unsec’d. Notes
2.675%	06/01/60	169	168,278
3.041%	03/17/62	478	514,643
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/22	1,386	1,391,473
2.875%	03/25/31(a)	205	206,027
3.600%	04/01/50	203	198,801
3.950%	03/25/51	37	38,501
salesforce.com, Inc.,
Sr. Unsec’d. Notes
1.950%	07/15/31	123	121,825
2.700%	07/15/41	49	48,870

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Software (cont’d.)
2.900%	07/15/51		42	$42,821
3.050%	07/15/61		100	102,980

				12,403,868

Telecommunications — 0.6%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27		505	538,478
AT&T, Inc.,
Sr. Unsec’d. Notes
1.600%	05/19/28	EUR	1,622	1,951,834
2.550%	12/01/33		155	151,794
3.000%	06/30/22		2,150	2,167,391
3.500%	06/01/41		2,570	2,644,566
3.550%	09/15/55		1,020	1,021,884
3.650%	09/15/59		8,035	8,110,834
4.375%	09/14/29	GBP	603	951,018
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25		330	330,361
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%
13.000%	12/31/25		259	265,919
Sr. Sec’d. Notes, 144A
8.750%	05/25/24		510	524,771
8.750%	05/25/24		135	138,730
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		2,225	2,151,518
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		300	294,314
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
5.125%	10/15/26	EUR	1,950	2,319,291
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		105	108,413
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
0.373%	03/03/23		2,450	2,439,958
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
2.625%	04/08/31		200	200,913
Orange SA (France),
Jr. Sub. Notes, EMTN
2.375%(ff)	01/15/25(oo)	EUR	900	1,066,263
Sr. Unsec’d. Notes, EMTN
1.625%	04/07/32	EUR	400	496,395
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		55	82,509
Sprint Communications, Inc.,
Gtd. Notes
6.000%	11/15/22		50	52,013

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25		355	$408,953
7.625%	03/01/26		25	29,977
7.875%	09/15/23		3,135	3,459,105
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26		50	50,057
2.625%	02/15/29		380	374,044
2.875%	02/15/31		371	366,281
4.750%	02/01/28		35	36,846
Sr. Sec’d. Notes
2.550%	02/15/31	11,175		11,122,907
3.000%	02/15/41		200	194,881
3.300%	02/15/51		533	520,352
3.875%	04/15/30		1,515	1,657,813
Sr. Sec’d. Notes, 144A
2.700%	03/15/32		1,535	1,545,800
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
0.875%	03/19/32	EUR	514	580,019
2.550%	03/21/31		400	404,066
2.650%	11/20/40		305	289,490
3.400%	03/22/41		7,145	7,498,411
4.500%	08/10/33		785	924,862
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes
3.250%	01/31/31	EUR	5,875	6,640,832

				64,113,863

Transportation — 0.1%
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.450%	12/02/31		95	96,688
3.000%	12/02/41		50	51,123
3.100%	12/02/51		20	20,455
CP - Comboios de Portugal EPE (Portugal),
Sr. Unsec’d. Notes
5.700%	03/05/30	EUR	1,000	1,553,858
Kazakhstan Temir Zholy National Co. JSC (Kazakhstan),
Gtd. Notes
3.250%	12/05/23	CHF	775	895,205
3.638%	06/20/22	CHF	500	556,978
La Poste SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	07/18/29	EUR	500	547,065
Regie Autonome des Transports Parisiens (France),
Sr. Unsec’d. Notes, EMTN
0.400%	12/19/36	EUR	500	569,053
Russian Railways Via RZD Capital PLC (Russia),
Sr. Unsec’d. Notes
7.487%	03/25/31	GBP	800	1,431,270
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.950%	03/10/52		130	131,861

				5,853,556

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23	324	$329,898

Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
2.800%	05/01/30	238	246,660
3.250%	06/01/51	146	152,463
3.450%	05/01/50	37	39,721

			438,844

TOTAL CORPORATE BONDS (cost $1,161,122,571)			1,137,943,837

MUNICIPAL BONDS — 0.2%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	80	88,733

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	310	406,357

California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,095	1,772,513
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
5.716%	07/01/39	430	593,290
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	855	1,133,055
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.398%	05/15/31	300	378,826
6.548%	05/15/48	160	248,608
State of California,
General Obligation Unlimited, Taxable, BABs
7.550%	04/01/39	60	100,123
University of California,
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115	12	17,113
Taxable, Revenue Bonds, Series BG
1.316%	05/15/27	485	476,205
1.614%	05/15/30	470	455,492

			5,175,225

Illinois — 0.0%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	120	179,457
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	2,070	2,148,720

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Illinois (cont’d.)
General Obligation Unlimited, Taxable
5.100%	06/01/33	170	$195,497

			2,523,674

Maryland — 0.0%
Maryland State Transportation Authority,
Revenue Bonds, BABs
5.888%	07/01/43	280	391,967

Michigan — 0.0%
Michigan Finance Authority,
Taxable, Revenue Bonds
3.384%	12/01/40	745	815,094

Missouri — 0.0%
Curators of the University of Missouri (The),
Revenue Bonds, BABs
5.792%	11/01/41	50	74,258

New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	820	1,295,065
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	505	821,767
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H
5.665%	05/01/40	290	388,818

			2,505,650

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	160	201,584
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	165	205,757
New York City Water & Sewer System,
Taxable, Revenue Bonds, BABs
5.882%	06/15/44	250	386,418
New York State Urban Development Corp.,
Taxable, Revenue Bonds, BABs, Series ST
5.770%	03/15/39	705	851,013
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds
4.031%	09/01/48	150	178,899
Consolidated, Taxable, Revenue Bonds, Series 192
4.810%	10/15/65	325	446,035
Revenue Bonds
4.458%	10/01/62	345	458,539

			2,728,245

North Carolina — 0.0%
North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, Series 2011-02, Class A3, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.924%(c)	07/25/36	1,717	1,723,875

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.048%	12/01/56	60	$79,273
4.800%	06/01/2111	820	1,248,499

			1,327,772

Pennsylvania — 0.0%
Pennsylvania State University (The),
Taxable, Revenue Bonds, Series D
2.840%	09/01/50	70	70,080
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	80	113,516
Revenue Bonds, BABs, Series B
5.511%	12/01/45	360	513,962

			697,558

Texas — 0.0%
City of San Antonio Electric & Gas Systems Revenue,
Revenue Bonds, BABs
5.985%	02/01/39	55	76,465
Taxable, Revenue Bonds
4.427%	02/01/42	370	447,802
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series C
2.919%	11/01/50	300	305,830
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	335	374,513

			1,204,610

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	510	700,185

TOTAL MUNICIPAL BONDS (cost $20,609,810)			20,363,203

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.2%
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%
0.293%(c)	03/27/36	223	222,429
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
0.233%(c)	02/27/37	224	222,763
Banc of America Funding Trust,
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
1.751%(c)	09/26/45	84	84,979
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.702%(c)	04/25/28	171	170,980
Series 2019-01A, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.852%(c)	03/25/29	476	476,111

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.552%(c)	04/25/29	168	$167,809
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.702%(c)	07/25/29	290	290,129
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	10/25/29	81	80,847
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	10/25/29	1,640	1,640,000
Series 2019-04A, Class M1C, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.602%(c)	10/25/29	166	165,606
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.101%(c)	08/26/30	161	162,574
Series 2020-03A, Class M1A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	10/25/30	51	51,325
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
3.802%(c)	10/25/30	475	486,502
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.702%(c)	06/25/30	31	31,155
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.702%(c)	06/25/30	4,049	4,053,342
Series 2021-02A, Class M1B, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 1.500%)
1.550%(c)	06/25/31	206	205,489
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
1.450%(c)	09/25/31	300	298,116
BVRT Financing Trust,
Series 2021-04, Class F, 144A, SOFR + 2.000%
2.050%(c)	09/12/26^	6,880	6,879,639
Central Park Funding Trust,
Series 2021-01, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.852%(c)	08/29/22	2,935	2,926,656
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
2.911%(cc)	09/25/47	101	96,976
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 0.000%)
2.502%(c)	04/25/31	65	65,158
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.403%(c)	08/25/31	137	137,293
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
2.253%(c)	09/25/31	361	362,129

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.202%(c)	06/25/39	35	$35,092
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.203%(c)	10/25/39	62	62,679
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.153%(c)	01/25/40	548	550,386
Series 2020-R02, Class 2M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.103%(c)	01/25/40	270	270,260
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)
3.150%(c)	10/25/41	1,220	1,232,597
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)
1.600%(c)	10/25/41	340	340,410
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A
3.023%(cc)	08/25/60	305	307,069
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.802%(c)	11/25/28	227	227,125
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.902%(c)	04/25/29	493	493,283
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)
4.602%(c)	10/25/30	78	77,628
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
2.200%(c)	10/25/33	534	536,146
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
2.750%(c)	10/25/33	825	838,694
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)
1.600%(c)	04/25/34	2,630	2,629,882
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
3.500%(c)	04/25/34	1,370	1,369,865
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.502%(c)	05/25/30	348	353,182
Series 2018-C01, Class 1M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.353%(c)	07/25/30	763	771,338
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.253%(c)	10/25/30	86	86,826
Series 2021-R02, Class 2B1, 144A, 30 Day Average SOFR + 3.300% (Cap N/A, Floor 0.000%)
3.350%(c)	11/25/41	620	624,638

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
2.050%(c)	11/25/41	470	$470,896
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
3.403%(c)	10/25/27	261	265,114
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.050%(c)	11/25/50	1,575	1,644,677
Series 2021-DNA07, Class B1, 144A, 30 Day Average SOFR + 3.650% (Cap N/A, Floor 0.000%)
3.700%(c)	11/25/41	1,155	1,172,974
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class B1, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 0.000%)
2.403%(c)	01/25/50	618	617,627
Series 2020-DNA01, Class M2, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.803%(c)	01/25/50	566	567,058
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.953%(c)	02/25/50	1,786	1,791,888
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
5.203%(c)	06/25/50	955	985,100
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.103%(c)	06/25/50	72	72,322
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.103%(c)	08/25/50	515	541,801
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.853%(c)	08/25/50	598	600,661
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
4.850%(c)	10/25/50	220	232,900
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.850%(c)	10/25/50	271	273,478
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.703%(c)	07/25/50	413	414,377
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.353%(c)	09/25/50	105	109,360
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.253%(c)	09/25/50	189	189,985
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
2.700%(c)	01/25/51	45	44,938
Series 2021-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
1.850%(c)	01/25/51	589	590,301

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)
3.550%(c)	10/25/33	804	$832,960
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
3.450%(c)	10/25/41	1,730	1,740,847
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
3.050%(c)	08/25/33	619	620,509
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
3.200%(c)	12/25/33	145	145,966
Series 2021-HQA02, Class M2, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 0.000%)
2.100%(c)	12/25/33	5,465	5,475,397
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
3.400%(c)	09/25/41	3,230	3,213,917
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	09/25/41	430	429,731
Series 2021-HQA04, Class B1, 144A, 30 Day Average SOFR + 3.750% (Cap N/A, Floor 0.000%)
3.800%(c)	12/25/41	440	442,478
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
2.400%(c)	12/25/41	1,100	1,102,755
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.203%(c)	09/25/48	602	608,707
Series 2019-DNA04, Class M2, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
2.053%(c)	10/25/49	40	39,832
Freddie Mac REMICS,
Series 4194, Class BI, IO
3.500%	04/15/43	85	10,022
Series 4646, Class HV
3.500%	11/15/36	409	411,657
Series 4910, Class MI, IO
4.000%	08/25/49	146	17,960
Series 5020, Class IH, IO
3.000%	08/25/50	518	80,234
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49	1,278	1,276,052
GS Mortgage-Backed Securities Trust,
Series 2019-SL01, Class A1, 144A
2.625%(cc)	01/25/59	1,360	1,370,379
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	01/26/37	165	163,984
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	10/26/36	53	52,891

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	10/26/36	593	$582,188
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.752%(c)	05/25/29	112	112,279
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.352%(c)	10/25/30	599	600,354
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59	461	461,817
Series 2019-PR01, Class A1, 144A
3.858%	09/25/59	4,110	4,128,159
Series 2020-GS05, Class A1, 144A
3.250%	06/25/60	722	730,046
Series 2020-SL01, Class A, 144A
2.734%	01/25/60	558	560,377
Loan Revolving Advance Investment Trust,
Series 2021-02, Class A1X, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.840%(c)	06/30/23	7,300	7,226,883
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.600%)
1.399%(c)	09/15/22	6,874	6,861,027
Series 2020-07, Class A2X, 144A, 1 Month LIBOR + 1.300%
1.399%(c)	09/15/22^	8,000	8,000,000
Series 2021-09, 144A, 1 Month LIBOR + 1.300%
1.404%(c)	07/15/22^	8,200	8,200,000
Series 2021-EBO03, Class A2, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.849%(c)	03/31/23	2,401	2,404,729
Series 2021-EBO06, Class A1X, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.699%(c)	02/16/22	4,433	4,430,643
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.652%(c)	07/25/28	39	39,245
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	07/25/29	33	32,727
Oaktown Re V Ltd. (Bermuda),
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.702%(c)	10/25/30	134	134,385
Oaktown Re VII Ltd. (Bermuda),
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
1.650%(c)	04/25/34	600	598,910
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
2.950%(c)	04/25/34	1,400	1,388,380

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.752%(c)	06/25/57		236	$236,571
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)
3.917%(c)	12/25/22		2,208	2,213,737
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
3.002%(c)	02/27/24		7,501	7,600,569
Radnor Re Ltd. (Bermuda),
Series 2019-02, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.852%(c)	06/25/29		547	547,156
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)
4.702%(c)	10/25/30		110	110,150
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 1.700%)
1.750%(c)	12/27/33		3,474	3,474,000
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)
1.898%(c)	11/25/31		1,060	1,061,246
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
3.748%(c)	11/25/31		1,200	1,208,930
Retiro Mortgage Securities DAC (Ireland),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)
1.444%(c)	07/30/75	EUR	1,699	1,927,630
Station Place Securitization Trust,
Series 2021-08, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.902%(c)	06/20/22		2,426	2,428,094
Towd Point Mortgage Trust,
Series 2021-SJ01, Class A1, 144A
2.250%(cc)	07/25/68		4,997	5,039,673

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $131,299,200)				131,046,747

SOVEREIGN BONDS — 3.2%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	09/30/49		1,761	1,803,146
Sr. Unsec’d. Notes, 144A, MTN
3.875%	04/16/50		593	693,308
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	05/06/31	EUR	1,000	1,146,489
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	326	263,738
Sr. Unsec’d. Notes, Series 156
2.750%	05/21/41	AUD	474	369,687

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, Series 159
0.250%	11/21/24	AUD	2,153	$1,537,145
Sr. Unsec’d. Notes, Series 161
0.250%	11/21/25	AUD	4,079	2,857,759
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	3,880	2,434,222
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	2,933	2,052,718
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	235	349,840
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	300	575,895
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		5,691	5,930,002
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
1.375%	09/23/50	EUR	360	392,034
Bundesobligation (Germany),
Bonds, Series 184
0.000%	10/09/26	EUR	3,142	3,656,443
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
0.000%	08/15/31	EUR	890	1,031,005
0.000%	05/15/36	EUR	2,363	2,684,429
Bonds, Series G
0.000%	08/15/50	EUR	604	662,680
Caisse d’Amortissement de la Dette Sociale (France),
Sr. Unsec’d. Notes, EMTN
0.125%	10/25/23	EUR	3,100	3,565,101
Canadian Government Bond (Canada),
Bonds
0.250%	04/01/24	CAD	2,355	1,829,859
0.250%	03/01/26	CAD	2,527	1,919,511
0.500%	12/01/30	CAD	1,716	1,255,409
2.000%	12/01/51	CAD	1,509	1,283,494
4.000%	06/01/41	CAD	254	278,611
Bonds, Series 0001
1.250%	06/01/30	CAD	655	513,728
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.550%	07/27/33		875	851,583
3.100%	05/07/41		200	195,988
China Government Bond (China),
Sr. Unsec’d. Notes
3.950%	06/29/43	CNH	12,500	2,177,959
China Government International Bond (China),
Sr. Unsec’d. Notes
0.250%	11/25/30	EUR	1,400	1,546,817
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	4,130	5,081,427
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	06/19/29	EUR	300	347,751
Unsec’d. Notes
1.125%	03/04/33	EUR	200	225,802

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
1.500%	06/17/31	EUR	2,195	$2,585,699
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	2,895	3,329,238
Czech Republic Government Bond (Czech Republic),
Bonds, Series 078
2.500%	08/25/28	CZK	15,520	683,870
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	2,226	604,392
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
4.500%	01/30/30		230	234,314
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32		465	473,889
5.950%	01/25/27		207	230,888
6.000%	07/19/28		351	392,384
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/16/26	EUR	140	154,126
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40	EUR	1,078	1,428,865
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.000%	03/04/26	EUR	3,528	4,076,173
0.000%	06/02/28	EUR	485	557,639
0.000%	07/04/35	EUR	1,645	1,791,127
0.200%	06/04/36	EUR	503	560,560
0.700%	07/06/51	EUR	434	508,363
Export-Import Bank of China (The) (China),
Sr. Unsec’d. Notes
4.150%	06/18/27	CNH	1,000	165,625
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, EMTN
2.250%	01/13/31		600	564,155
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
0.250%	09/15/40	EUR	299	332,082
0.875%	09/15/25	EUR	494	591,022
French Republic Government Bond OAT (France),
Bonds
0.000%	03/25/23	EUR	2,229	2,558,257
0.000%	02/25/26	EUR	2,206	2,550,733
0.000%	11/25/31	EUR	4,046	4,517,142
Hellenic Republic Government Bond (Greece),
Bonds, 144A
0.750%	06/18/31	EUR	4,620	5,007,925
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	7,000	8,368,119
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	125	192,390
Hungary Government Bond (Hungary),
Bonds, Series 2030, Class A
3.000%	08/21/30	HUF	89,750	247,314

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	2,580	$3,077,741
1.750%	06/05/35	EUR	110	130,553
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	3,140	3,576,123
1.100%	03/12/33	EUR	1,035	1,136,829
1.450%	09/18/26	EUR	396	466,218
1.750%	04/24/25	EUR	1,280	1,517,276
3.050%	03/12/51		400	395,362
3.375%	07/30/25	EUR	1,149	1,438,336
Sr. Unsec’d. Notes, 144A
5.250%	01/08/47		432	555,174
Sr. Unsec’d. Notes, 144A, MTN
5.125%	01/15/45		591	736,624
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	4,070	5,382,626
3.850%	07/18/27		500	548,137
Indonesia Treasury Bond (Indonesia),
Bonds, Series 087
6.500%	02/15/31	IDR	21,081,000	1,494,255
Ireland Government Bond (Ireland),
Unsec’d. Notes
0.000%	10/18/31	EUR	2,406	2,675,194
1.100%	05/15/29	EUR	597	734,946
1.500%	05/15/50	EUR	132	173,304
Isle of Man Government International Bond (United Kingdom),
Unsec’d. Notes
5.375%	08/14/34	GBP	500	962,049
Israel Government Bond (Israel),
Bonds, Series 0327
2.000%	03/31/27	ILS	2,736	944,918
Bonds, Series 0330
1.000%	03/31/30	ILS	255	81,842
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds, 144A
2.800%	03/01/67	EUR	230	295,597
Sr. Unsec’d. Notes
0.000%	01/15/24	EUR	1,173	1,337,913
0.000%	08/15/24	EUR	1,381	1,570,842
0.000%	04/01/26	EUR	5,384	6,038,422
0.950%	09/15/27	EUR	6,700	7,790,017
Sr. Unsec’d. Notes, 144A
0.600%	08/01/31	EUR	9,305	10,090,387
0.950%	12/01/31	EUR	2,266	2,527,256
0.950%	03/01/37	EUR	620	650,041
1.500%	04/30/45	EUR	470	502,233
1.700%	09/01/51	EUR	283	301,887
3.100%	03/01/40	EUR	1,148	1,597,878
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.875%	10/17/31	EUR	352	411,486
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24		428	434,695
2.625%	04/20/22		480	483,173

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Japan Government Forty Year Bond (Japan),
Bonds, Series 09
0.400%	03/20/56	JPY	195,950	$1,545,648
Japan Government Ten Year Bond (Japan),
Bonds, Series 325
0.800%	09/20/22	JPY	1,031,950	9,028,104
Bonds, Series 337
0.300%	12/20/24	JPY	1,133,100	9,965,920
Bonds, Series 354
0.100%	03/20/29	JPY	1,793,500	15,769,319
Bonds, Series 361
0.100%	12/20/30	JPY	320,700	2,809,038
Japan Government Thirty Year Bond (Japan),
Bonds, Series 30
2.300%	03/20/39	JPY	553,000	6,333,903
Bonds, Series 38
1.800%	03/20/43	JPY	68,050	744,746
Bonds, Series 51
0.300%	06/20/46	JPY	312,950	2,551,948
Bonds, Series 56
0.800%	09/20/47	JPY	429,050	3,900,394
Bonds, Series 65
0.400%	12/20/49	JPY	59,850	484,645
Japan Government Twenty Year Bond (Japan),
Bonds, Series 145
1.700%	06/20/33	JPY	90,900	928,264
Bonds, Series 157
0.200%	06/20/36	JPY	502,550	4,320,085
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	670	761,665
1.550%	11/09/23	EUR	1,790	2,084,309
2.375%	11/09/28	EUR	1,035	1,285,755
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, Series 87, 144A
0.900%	06/22/29	EUR	1,070	1,309,365
Sr. Unsec’d. Notes, Series 88, 144A
1.700%	06/22/50	EUR	359	487,961
Unsec’d. Notes, Series 60, 144A
4.250%	03/28/41	EUR	382	716,376
Unsec’d. Notes, Series 91, 144A
0.000%	10/22/27	EUR	544	629,433
Kingdom of Belgium Government International Bond (Belgium),
Notes, 144A
8.875%	12/01/24		310	375,266
Korea Treasury Bond (South Korea),
Bonds, Series 4009
1.500%	09/10/40	KRW	880,360	646,579
Sr. Unsec’d. Notes, Series 2406
1.125%	06/10/24	KRW	931,590	771,994
Sr. Unsec’d. Notes, Series 2603
1.250%	03/10/26	KRW	2,714,770	2,217,968
Sr. Unsec’d. Notes, Series 3106
2.000%	06/10/31	KRW	1,083,960	891,734
Sr. Unsec’d. Notes, Series 5103
1.875%	03/10/51	KRW	904,170	689,614

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Malaysia Government Bond (Malaysia),
Bonds, Series 0307
3.502%	05/31/27	MYR	7,127	$1,733,865
Mexican Bonos (Mexico),
Bonds, Series M20
7.500%	06/03/27	MXN	14,817	725,996
Sr. Unsec’d. Notes, Series M
8.000%	12/07/23	MXN	17,420	863,109
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	2,065	2,279,878
2.250%	08/12/36	EUR	500	549,879
2.659%	05/24/31(a)		990	965,226
3.771%	05/24/61		300	276,334
4.280%	08/14/41		675	700,727
4.500%	01/31/50		211	224,001
4.600%	02/10/48		257	274,203
4.750%	04/27/32(a)		906	1,024,594
Sr. Unsec’d. Notes, MTN
6.050%	01/11/40(a)		270	335,985
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.000%	01/15/27	EUR	695	806,356
0.000%	07/15/31	EUR	421	480,861
0.000%	01/15/38	EUR	1,579	1,745,170
0.000%	01/15/52	EUR	294	304,765
New Zealand Government Bond (New Zealand),
Bonds, Series 0437
2.750%	04/15/37	NZD	490	340,965
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, 144A
7.143%	02/23/30		203	199,215
Norway Government Bond (Norway),
Sr. Unsec’d. Notes, Series 483, 144A
1.250%	09/17/31	NOK	2,664	290,402
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.870%	07/23/60		200	200,026
3.875%	03/17/28(a)		2,736	2,955,088
4.500%	04/01/56		202	222,498
6.700%	01/26/36(a)		465	622,675
Sr. Unsub. Notes
2.252%	09/29/32(a)		613	582,908
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	740	169,303
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	1,805	1,963,337
2.392%	01/23/26		40	40,603
2.750%	01/30/26	EUR	1,805	2,264,112
2.783%	01/23/31		1,420	1,413,839
4.125%	08/25/27		125	137,301
6.550%	03/14/37		20	27,255
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.250%	04/28/25	EUR	155	175,709
0.700%	02/03/29	EUR	1,035	1,167,588

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
1.200%	04/28/33	EUR	795	$899,211
1.750%	04/28/41	EUR	280	316,349
1.950%	01/06/32		200	196,549
3.000%	02/01/28		232	248,797
3.950%	01/20/40		300	335,879
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
0.300%	10/17/31	EUR	460	515,498
0.900%	10/12/35	EUR	318	368,453
Unsec’d. Notes, 144A
0.700%	10/15/27	EUR	655	777,633
1.000%	04/12/52	EUR	3,935	4,069,375
Province of Alberta (Canada),
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	810	684,388
Unsec’d. Notes
0.625%	04/18/25	EUR	2,231	2,600,500
Province of British Columbia (Canada),
Debentures
4.700%	06/18/37	CAD	324	334,931
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	04/27/26		664	694,518
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	4,139	5,333,046
Unsec’d. Notes
3.450%	06/02/45	CAD	1,369	1,269,488
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27(a)		640	680,262
Sr. Unsec’d. Notes, Series PD
7.500%	09/15/29(a)		275	384,535
Unsec’d. Notes
3.000%	09/01/23	CAD	5,938	4,845,813
3.500%	12/01/45	CAD	582	548,457
Unsec’d. Notes, Series A, MTN
7.140%	02/27/26		1,033	1,263,415
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.400%	04/16/50		300	373,934
Sr. Unsec’d. Notes, 144A
4.000%	03/14/29		1,015	1,144,256
4.817%	03/14/49		484	635,452
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	536	685,631
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
0.750%	10/20/26	EUR	583	699,490
0.750%	03/20/51	EUR	199	232,247
0.850%	06/30/2120	EUR	333	329,607
2.400%	05/23/34	EUR	684	988,164
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		200	204,462
4.000%	10/17/49		470	518,152
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,711	2,887,537

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		5,380	$6,658,108
Republic of Poland Government Bond (Poland),
Bonds, Series 0726
2.500%	07/25/26	PLN	2,634	615,333
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.300%	10/12/28		220	223,063
4.850%	09/30/29		214	220,902
Romanian Government International Bond (Romania),
Bonds
3.624%	05/26/30	EUR	7	8,642
Bonds, 144A
3.624%	05/26/30	EUR	120	148,147
Sr. Unsec’d. Notes
3.000%	02/14/31		186	188,574
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31		40	40,554
Sr. Unsec’d. Notes, 144A, MTN
2.000%	01/28/32	EUR	20	21,129
2.375%	04/19/27	EUR	410	494,404
3.500%	04/03/34	EUR	110	131,696
3.875%	10/29/35	EUR	725	894,067
Sr. Unsec’d. Notes, EMTN
2.875%	03/11/29	EUR	35	42,374
3.375%	01/28/50	EUR	130	139,667
3.875%	10/29/35	EUR	225	277,469
4.125%	03/11/39	EUR	720	877,032
4.375%	08/22/23		438	460,104
Unsec’d. Notes, 144A
2.000%	04/14/33	EUR	280	290,469
2.750%	04/14/41	EUR	39	39,658
Unsec’d. Notes, EMTN
1.375%	12/02/29	EUR	895	973,125
Russian Federal Bond - OFZ (Russia),
Bonds, Series 6207
8.150%	02/03/27	RUB	61,281	812,571
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
1.850%	11/20/32	EUR	2,600	2,941,996
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
2.000%	07/09/39	EUR	800	961,308
Sr. Unsec’d. Notes, 144A, MTN
2.250%	02/02/33		800	781,197
3.250%	10/26/26		394	419,713
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	1,600	1,802,274
3.450%	02/02/61		200	202,522
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	231	254,535
3.125%	05/15/27	EUR	4,320	5,242,279
Sr. Unsec’d. Notes, 144A
1.650%	03/03/33	EUR	145	153,596
2.125%	12/01/30		1,510	1,416,053

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Singapore Government Bond (Singapore),
Bonds
3.500%	03/01/27	SGD	1,408	$1,151,412
Slovenia Government Bond (Slovenia),
Bonds, Series RS76
3.125%	08/07/45	EUR	131	218,219
Spain Government Bond (Spain),
Sr. Unsec’d. Notes
0.000%	05/31/24	EUR	2,070	2,380,842
0.000%	01/31/26	EUR	2,953	3,383,697
Sr. Unsec’d. Notes, 144A
0.100%	04/30/31	EUR	450	494,410
0.500%	10/31/31	EUR	1,816	2,054,715
0.850%	07/30/37	EUR	309	343,371
1.000%	10/31/50	EUR	5,000	5,163,629
1.200%	10/31/40	EUR	300	345,358
1.500%	04/30/27	EUR	226	278,755
2.900%	10/31/46	EUR	141	216,664
Sr. Unsec’d. Notes, Series 30Y, 144A
2.700%	10/31/48	EUR	782	1,168,149
State of North Rhine-Westphalia Germany (Germany),
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	681	959,027
States of Guernsey Bond (Guernsey),
Sr. Unsec’d. Notes
3.375%	12/12/46	GBP	200	356,486
Sweden Government Bond (Sweden),
Bonds, Series 1062, 144A
0.125%	05/12/31	SEK	8,555	938,089
Swiss Confederation Government Bond (Switzerland),
Bonds
1.500%	04/30/42	CHF	251	358,500
3.250%	06/27/27	CHF	709	933,552
3.500%	04/08/33	CHF	427	658,176
Thailand Government Bond (Thailand),
Bonds
4.675%	06/29/44	THB	18,117	704,547
Sr. Unsec’d. Notes
4.875%	06/22/29	THB	6,604	242,613
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
4.375%	01/27/30	EUR	105	96,040
6.750%	06/20/26	EUR	5,165	5,594,714
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30	EUR	1,525	1,394,863
7.253%	03/15/33		232	204,905
7.750%	09/01/22		700	693,654
8.994%	02/01/24		823	820,915
9.750%	11/01/28		512	518,175
United Kingdom Gilt (United Kingdom),
Bonds
0.250%	07/31/31	GBP	2,460	3,111,727
0.500%	10/22/61	GBP	527	602,741
0.625%	07/31/35	GBP	1,945	2,462,026
0.875%	10/22/29	GBP	2,248	3,047,637
1.250%	07/31/51	GBP	652	904,479
1.500%	07/22/47	GBP	783	1,137,090
2.500%	07/22/65	GBP	202	423,841

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
4.250%	12/07/46	GBP	678	$1,522,450
Unsec’d. Notes
1.125%	01/31/39	GBP	334	447,986
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27		100	112,360
4.375%	01/23/31		110	126,723
4.975%	04/20/55(a)		260	341,251
5.100%	06/18/50		20	26,514

TOTAL SOVEREIGN BONDS (cost $376,633,692)				358,331,903

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.9%
Federal Home Loan Mortgage Corp.
1.500%	01/01/51		330	319,298
2.000%	12/01/35		948	970,958
2.000%	03/01/51		74	73,589
2.500%	06/01/30		94	97,639
2.500%	07/01/30		47	48,713
2.500%	11/01/35		103	106,866
2.500%	05/01/51		548	563,941
2.500%	09/01/51		345	354,077
2.500%	01/01/52		3,575	3,650,827
3.000%	06/01/30		25	26,762
3.000%	09/01/35		80	83,997
3.000%	01/01/37		54	56,651
3.000%	02/01/37		83	87,557
3.000%	05/01/45		91	96,094
3.000%	08/01/46		242	254,171
3.000%	09/01/46		1,010	1,061,103
3.000%	02/01/47		161	170,188
3.500%	10/01/30		25	26,205
3.500%	08/01/42		103	111,230
3.500%	09/01/42		56	60,418
3.500%	01/01/44		104	112,651
3.500%	07/01/45		112	119,766
3.500%	09/01/47		383	406,632
3.500%	11/01/47		703	745,957
3.500%	03/01/48		559	592,810
4.000%	01/01/33		191	204,847
4.000%	09/01/40		282	309,986
4.000%	11/01/40		230	252,865
4.000%	12/01/40		161	176,540
4.000%	06/01/42		53	58,441
4.000%	09/01/44		101	110,188
4.000%	04/01/45		28	30,868
4.000%	05/01/45		68	74,191
4.000%	02/01/46		304	330,058
4.000%	05/01/46		90	97,472
4.000%	01/01/47		115	125,709
4.000%	07/01/48		344	366,637
4.500%	12/01/34		25	27,933
4.500%	12/01/40		94	104,489
4.500%	03/01/41		132	145,564
4.500%	07/01/41		37	41,310
4.500%	07/01/41		175	191,210
4.500%	03/01/42		172	189,765
4.500%	03/01/44		52	57,642

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.500%	06/01/44	124	$136,597
4.500%	12/01/45	93	102,147
5.000%	05/01/38	136	153,959
5.000%	02/01/42	134	151,275
5.500%	08/01/40	9	10,205
5.500%	06/01/41	46	52,281
5.500%	09/01/41	194	221,429
6.250%	07/15/32(k)	455	654,909
6.750%	03/15/31(k)	1,900	2,723,765
Federal Home Loan Mortgage Corp., MTN
1.865%(s)	12/14/29(k)	706	614,148
Federal National Mortgage Assoc.
1.500%	09/01/36	703	705,458
1.500%	11/01/36	346	346,801
2.000%	04/01/30	11	11,477
2.000%	07/01/30	51	52,225
2.000%	04/01/31	40	40,803
2.000%	09/01/36	745	763,591
2.000%	11/01/36	197	201,571
2.000%	07/01/50	171	171,081
2.000%	03/01/51	188	188,219
2.000%	03/01/51	211	210,293
2.000%	05/01/51	1,753	1,748,952
2.000%	05/01/51	3,182	3,184,539
2.000%	07/01/51	949	946,566
2.000%	08/01/51	5,703	5,690,204
2.000%	01/01/52	1,475	1,471,817
2.500%	TBA	16,000	16,323,827
2.500%	05/01/30	10	10,641
2.500%	05/01/30	66	68,782
2.500%	06/01/30	24	25,266
2.500%	07/01/30	52	53,808
2.500%	07/01/30	62	64,319
2.500%	07/01/30	65	67,391
2.500%	07/01/32	212	219,941
2.500%	05/01/36	838	869,924
2.500%	04/01/37	478	490,706
2.500%	04/01/45	10	10,572
2.500%	09/01/46	11	11,147
2.500%	11/01/50	508	520,630
2.500%	05/01/51	1,896	1,944,858
2.500%	07/01/51	1,677	1,714,705
2.500%	11/01/51	648	666,592
2.500%	12/01/51	350	360,582
3.000%	TBA	7,500	7,758,299
3.000%	06/01/30	75	79,139
3.000%	07/01/30	10	10,697
3.000%	07/01/30	53	55,809
3.000%	07/01/30	112	117,627
3.000%	09/01/30	56	58,556
3.000%	11/01/30	26	27,717
3.000%	03/01/31	87	91,759
3.000%	06/01/32	145	152,343
3.000%	07/01/33	87	91,298
3.000%	03/01/35	26	27,148
3.000%	09/01/35	45	47,429
3.000%	02/01/37	43	45,369
3.000%	11/01/43	476	502,014

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.000%	05/01/45	348	$365,175
3.000%	06/01/45	240	254,741
3.000%	07/01/45	70	74,262
3.000%	08/01/45	218	228,437
3.000%	01/01/46	37	38,365
3.000%	04/01/46	340	356,233
3.000%	10/01/46	83	86,208
3.000%	10/01/46	129	135,555
3.000%	11/01/46	309	323,997
3.000%	12/01/46	127	133,716
3.000%	12/01/46	520	545,227
3.000%	12/01/47	480	505,862
3.000%	11/01/51	342	354,663
3.500%	12/01/29	40	42,055
3.500%	05/01/30	30	31,895
3.500%	10/01/30	57	60,450
3.500%	01/01/35	10	10,981
3.500%	02/01/36	124	132,840
3.500%	02/01/37	39	41,854
3.500%	05/01/42	96	104,084
3.500%	07/01/42	190	203,642
3.500%	09/01/42	239	257,922
3.500%	09/01/42	1,350	1,458,267
3.500%	06/01/43	241	259,895
3.500%	02/01/47	181	192,712
3.500%	08/01/47	61	65,044
3.500%	09/01/47	262	277,568
3.500%	09/01/47	357	378,113
3.500%	01/01/48	827	878,678
3.500%	03/01/48	328	347,075
3.500%	04/01/48	532	562,947
3.500%	11/01/48	274	289,796
3.500%	09/01/57	559	599,547
3.500%	05/01/58	219	236,220
4.000%	04/01/35	53	57,359
4.000%	09/01/40	142	155,977
4.000%	03/01/41	97	105,645
4.000%	11/01/42	127	139,113
4.000%	06/01/44	52	57,315
4.000%	03/01/45	37	40,802
4.000%	01/01/46	109	118,542
4.000%	03/01/46	210	228,435
4.000%	04/01/47	129	138,479
4.000%	07/01/47	470	512,481
4.000%	09/01/47	152	163,233
4.000%	10/01/47	536	582,712
4.000%	11/01/47	136	148,221
4.000%	12/01/47	304	325,979
4.000%	10/01/48	257	276,947
4.000%	11/01/48	121	130,445
4.000%	02/01/49	404	433,539
4.500%	05/01/39	170	187,725
4.500%	03/01/40	9	9,950
4.500%	08/01/40	49	53,530
4.500%	12/01/40	243	267,482
4.500%	02/01/41	42	46,004
4.500%	06/01/41	118	129,665
4.500%	09/01/41	24	26,812

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.500%	01/01/42	66	$72,596
4.500%	01/01/43	65	72,027
4.500%	03/01/44	32	34,674
4.500%	06/01/44	9	9,452
4.500%	06/01/48	358	383,272
4.500%	01/01/51	274	304,263
5.000%	12/01/35	11	12,762
5.000%	05/01/38	70	79,550
5.500%	07/01/38	37	42,002
5.500%	05/01/39	47	53,287
5.500%	05/01/40	28	31,507
5.500%	07/01/41	62	71,100
5.500%	09/01/41	47	53,204
6.000%	02/01/36	26	30,140
6.000%	11/01/38	26	29,783
6.000%	09/01/39	60	69,888
6.000%	06/01/40	35	40,879
6.250%	05/15/29(k)	1,400	1,859,823
6.625%	11/15/30(k)	665	938,259
7.125%	01/15/30(k)	230	326,010
Freddie Mac Coupon Strips
2.058%(s)	07/15/32	245	194,972
Government National Mortgage Assoc.
2.000%	11/20/50	409	409,504
2.500%	01/20/47	53	54,844
2.500%	05/20/51	3,426	3,513,195
2.500%	09/20/51	444	455,192
2.500%	12/20/51	4,650	4,767,805
3.000%	11/20/43	224	234,552
3.000%	01/15/45	34	35,105
3.000%	03/15/45	36	37,431
3.000%	01/20/47	317	330,911
3.000%	06/20/47	485	507,227
3.000%	08/20/47	199	206,776
3.000%	07/20/51	452	468,455
3.000%	10/20/51	198	204,995
3.000%	12/20/51	300	311,720
3.500%	09/15/41	18	19,180
3.500%	11/15/41	10	10,500
3.500%	01/15/42	3	3,049
3.500%	02/15/42	13	13,631
3.500%	03/15/42	39	41,989
3.500%	05/15/42	13	14,163
3.500%	06/15/42	8	8,392
3.500%	07/15/42	4	4,580
3.500%	07/15/42	8	8,301
3.500%	07/15/42	18	19,677
3.500%	07/15/42	20	20,734
3.500%	01/15/43	8	8,950
3.500%	02/15/43	14	14,287
3.500%	04/15/43	37	39,203
3.500%	05/15/43	4	4,308
3.500%	05/20/43	367	393,150
3.500%	07/15/43	42	46,506
3.500%	12/15/43	54	60,166
3.500%	01/15/44	12	12,329
3.500%	04/15/45	34	35,778
3.500%	07/20/47	1,101	1,155,984

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.500%	08/20/47	261	$273,574
3.500%	09/20/47	51	54,204
3.500%	11/20/47	41	43,006
3.500%	12/20/47	38	40,430
3.500%	03/20/48	142	149,251
3.500%	08/20/48	570	597,596
3.500%	09/20/48	963	1,009,944
4.000%	01/20/40	58	62,449
4.000%	10/20/40	47	51,416
4.000%	02/20/41	64	69,853
4.000%	03/15/44	66	72,637
4.000%	01/20/46	100	107,397
4.000%	02/20/46	34	37,109
4.000%	03/20/46	157	167,324
4.000%	12/20/46	246	261,611
4.000%	07/20/47	319	339,467
4.000%	12/20/47	223	237,907
4.000%	01/20/48	777	828,164
4.500%	05/20/40	150	164,579
4.500%	12/20/40	157	172,877
4.500%	10/15/41	36	40,306
4.500%	07/20/44	142	156,736
4.500%	04/20/45	164	181,408
4.500%	11/20/46	45	49,276
4.500%	08/20/48	202	214,146
5.000%	06/15/38	21	24,354
5.000%	06/15/39	35	40,704
5.000%	12/15/39	29	33,151
5.000%	10/20/42	10	11,191
5.000%	03/15/44	123	141,442
Tennessee Valley Authority Generic Strips, Bonds
2.152%(s)	09/15/30	770	630,690
2.339%(s)	03/15/33	175	133,691

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $105,360,912)			104,887,349

U.S. TREASURY OBLIGATIONS — 3.9%
U.S. Treasury Bonds
1.125%	08/15/40	15,630	13,639,617
1.250%	05/15/50	7,685	6,533,451
1.375%	11/15/40	4,043	3,681,657
1.750%	08/15/41(k)	16,677	16,158,450
1.875%	02/15/41	9,265	9,165,112
1.875%	02/15/51(k)	2,752	2,726,200
2.000%	11/15/41	4,785	4,838,084
2.000%	08/15/51	8,303	8,476,844
2.250%	05/15/41	26,495	27,811,470
2.375%	05/15/51(h)(k)	330	364,908
2.500%	02/15/45	16,491	18,150,187
2.500%	02/15/46	2,125	2,348,789
2.500%	05/15/46	3,840	4,246,800
2.750%	08/15/47	21,365	24,886,887
2.750%	11/15/47	555	646,922
2.875%	05/15/43	4,570	5,312,625
3.000%	11/15/44	295	352,110
3.000%	05/15/45	1,910	2,286,628
3.000%	11/15/45	1,490	1,791,492
3.000%	02/15/48	2,110	2,577,497

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
3.125%	08/15/44	655	$796,132
3.375%	11/15/48	4,515	5,911,828
3.625%	08/15/43	16,980	22,034,203
3.625%	02/15/44	370	481,694
3.750%	11/15/43	355	469,709
U.S. Treasury Notes
0.125%	06/30/22	125	124,946
0.125%	08/31/23	8,193	8,120,991
0.125%	02/15/24	7,508	7,410,044
0.250%	11/15/23	1,911	1,895,175
0.250%	09/30/25(k)	3,506	3,395,342
0.375%	03/31/22	2,685	2,686,783
0.375%	11/30/25	8,765	8,503,420
0.750%	05/31/26	2,915	2,856,245
0.875%	06/30/26(k)	45,045	44,341,172
1.250%	08/31/24	6,972	7,036,273
1.250%	03/31/28	4,180	4,144,405
1.250%	04/30/28	16,390	16,246,588
1.250%	05/31/28	3,625	3,590,732
1.250%	06/30/28(h)(k)	80,665	79,864,652
1.250%	08/15/31	8,689	8,497,570
1.375%	11/15/31	2,395	2,365,063
1.500%	01/31/22	365	365,371
1.500%	11/30/24	613	622,722
1.500%	11/30/28(h)	8,680	8,716,619
1.625%	02/15/26	91	92,585
1.625%	10/31/26	946	962,407
1.750%	04/30/22	350	351,832
1.750%	07/15/22	870	877,001
2.000%	02/15/25	58	59,749
2.125%	05/31/26	8,496	8,827,211
2.625%	12/31/25	168	177,660
2.625%	02/15/29	3,040	3,287,000
2.875%	05/15/28	3,435	3,743,345
3.125%	11/15/28	3,135	3,485,728
U.S. Treasury Strips Coupon
1.903%(s)	05/15/39	180	127,336
1.916%(s)	02/15/38(k)	855	624,918
1.961%(s)	11/15/40(k)	8,025	5,451,984
1.963%(s)	08/15/41(h)(k)	10,650	7,080,170
2.015%(s)	11/15/41	55	36,306
2.044%(s)	08/15/42	30	19,529
2.056%(s)	11/15/43	430	272,496
2.056%(s)	02/15/45	80	49,328
2.068%(s)	05/15/43(k)	4,980	3,184,477
2.072%(s)	02/15/43	4,635	2,981,247
2.104%(s)	11/15/44	260	161,870
2.117%(s)	05/15/44(k)	1,665	1,045,958
2.121%(s)	08/15/44	835	521,255
2.125%(s)	05/15/45	870	534,710
2.125%(s)	08/15/45	320	196,000
U.S. Treasury Strips Principal
2.053%(s)	11/15/50	7,007	4,009,865

TOTAL U.S. TREASURY OBLIGATIONS (cost $450,334,143)			444,635,376

TOTAL LONG-TERM INVESTMENTS (cost $8,781,316,758)			9,344,916,548

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

		Shares		Value
SHORT-TERM INVESTMENTS — 18.5%
AFFILIATED MUTUAL FUNDS — 17.6%
PGIM Core Ultra Short Bond Fund(wd)			1,918,883,612	$1,918,883,612
PGIM Institutional Money Market Fund (cost $80,487,908; includes $80,482,360 of cash collateral for securities on loan)(b)(wd)			80,544,289	80,487,908

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,999,371,520)				1,999,371,520

Interest Rate	Maturity Date	Principal Amount (000)#

CORPORATE BOND — 0.0%
Electric
Pacific Gas & Electric Co.,
First Mortgage, SOFR + 1.150%
1.200%(c)	11/14/22		195,000	196,923

(cost $195,015)
FOREIGN TREASURY OBLIGATION(n) — 0.1%
Canadian Treasury Bills
0.040%	01/06/22	CAD	12,523	9,899,798

(cost $9,749,266)
U.S. TREASURY OBLIGATIONS(n) — 0.7%
U.S. Treasury Bills
0.020%	01/25/22		5,500	5,499,910
0.043%	03/17/22(k)		70,900	70,892,057

TOTAL U.S. TREASURY OBLIGATIONS (cost $76,393,637)				76,391,967

		Shares

UNAFFILIATED FUNDS — 0.1%
Fidelity Investments Money Market Funds - Treasury Only Portfolio (Institutional Shares)			1,676,730	1,676,730
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)			14,389,088	14,389,088

TOTAL UNAFFILIATED FUNDS (cost $16,065,818)				16,065,818

OPTIONS PURCHASED*~ — 0.0% (cost $391,547)				169,498

TOTAL SHORT-TERM INVESTMENTS (cost $2,102,166,803)				2,102,095,524

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—100.9% (cost $10,883,483,561)				11,447,012,072

Value
OPTIONS WRITTEN*~ — (0.0)%
(premiums received $399,418)	$(508,039)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—100.9% (cost $10,883,084,143)	11,446,504,033
Liabilities in excess of other assets(z) — (0.9)%	(98,108,098)

NET ASSETS — 100.0%	$11,348,395,935

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
∧	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $23,079,639 and 0.2% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $78,753,287; cash collateral of $80,482,360 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	46,000	$—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	43,450	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	43,230	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	21,730	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	66,120	—
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.58%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	46,000	35,355
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	43,450	33,396
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	43,230	33,226
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	21,730	16,702
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	66,120	50,819

Total Options Purchased (cost $391,547)								$169,498

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.53%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	46,000	$(93,364)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	43,450	(88,189)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	43,230	(87,742)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	21,730	(44,104)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	66,120	(134,201)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.73%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	43,230	(13,057)
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	46,000	(12,293)

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	43,450	$(11,612)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	21,730	(5,807)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	66,120	(17,670)

Total Options Written (premiums received $399,418)								$(508,039)

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
26	90 Day Euro Euribor	Dec. 2022	$7,423,561	$1,458
1,015	2 Year U.S. Treasury Notes	Mar. 2022	221,444,454	(121,260)
5,849	5 Year U.S. Treasury Notes	Mar. 2022	707,591,899	2,171,857
55	10 Year Australian Treasury Bonds	Mar. 2022	5,568,816	(15,523)
77	10 Year Canadian Government Bonds	Mar. 2022	8,681,561	28,617
3	10 Year Japanese Bonds	Mar. 2022	3,953,490	(9,543)
118	10 Year U.K. Gilt	Mar. 2022	19,948,891	(109,257)
1,092	10 Year U.S. Treasury Notes	Mar. 2022	142,471,875	812,253
983	20 Year U.S. Treasury Bonds	Mar. 2022	157,710,063	1,633,966
827	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	163,022,375	827,555
27	Euro Schatz Index	Mar. 2022	3,443,746	(4,648)
11	Euro-OAT	Mar. 2022	2,043,209	(34,062)
2,289	Mini MSCI EAFE Index	Mar. 2022	265,730,010	4,587,843
538	Russell 2000 E-Mini Index	Mar. 2022	60,331,320	913,822
3,410	S&P 500 E-Mini Index	Mar. 2022	811,324,250	9,554,330

				20,237,408

Short Positions:
3,777	2 Year U.S. Treasury Notes	Mar. 2022	824,035,176	596,297
511	5 Year Euro-Bobl	Mar. 2022	77,515,501	560,426
23	5 Year Government of Canada Bond	Mar. 2022	2,227,179	(23,393)
272	10 Year Euro-Bund	Mar. 2022	53,068,491	875,671
164	10 Year U.K. Gilt	Mar. 2022	27,725,577	393,751
121	10 Year U.S. Treasury Notes	Mar. 2022	15,786,719	27,348
378	10 Year U.S. Ultra Treasury Notes	Mar. 2022	55,353,375	(624,989)
33	20 Year U.S. Treasury Bonds	Mar. 2022	5,294,438	59,893
50	30 Year Euro Buxl	Mar. 2022	11,768,674	513,941
60	British Pound Currency	Mar. 2022	5,074,125	(115,201)
6	Euro BTP	Mar. 2022	1,004,225	12,322
385	Euro Currency	Mar. 2022	54,874,531	(393,674)
509	Euro Schatz Index	Mar. 2022	64,920,993	107,342
49	Euro-OAT	Mar. 2022	9,101,567	115,249

				2,104,983

				$22,342,391

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/11/22	Bank of America, N.A.	AUD	582	$413,502	$423,448	$9,946	$—
Expiring 01/11/22	Citibank, N.A.	AUD	1,163	826,878	846,168	19,290	—
Expiring 01/11/22	Citibank, N.A.	AUD	427	304,129	310,674	6,545	—
Expiring 01/11/22	Citibank, N.A.	AUD	207	148,106	150,608	2,502	—
Expiring 01/11/22	Deutsche Bank AG	AUD	698	492,679	507,846	15,167	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	1,100	792,462	800,331	7,869	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	1,030	737,818	749,400	11,582	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	690	494,265	502,026	7,761	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	611	437,708	444,547	6,839	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	517	371,094	376,155	5,061	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	514	367,852	373,973	6,121	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	289	209,673	210,269	596	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	288	204,780	209,541	4,761	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	261	186,629	189,897	3,268	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	261	186,535	189,897	3,362	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	197	140,181	143,332	3,151	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	105	75,882	76,395	513	—
Expiring 01/19/22	BNP Paribas S.A.	AUD	473	355,062	343,840	—	(11,222)
Expiring 01/19/22	HSBC Bank PLC	AUD	715	525,921	520,095	—	(5,826)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	343	257,375	249,596	—	(7,779)
Brazilian Real,
Expiring 01/04/22	Bank of America, N.A.	BRL	2,625	470,388	470,898	510	—
Expiring 01/04/22	Citibank, N.A.	BRL	3,045	544,150	546,241	2,091	—
Expiring 01/04/22	Citibank, N.A.	BRL	2,345	416,452	420,669	4,217	—
Expiring 01/04/22	Citibank, N.A.	BRL	380	67,257	68,168	911	—
Expiring 02/02/22	Citibank, N.A.	BRL	19,329	3,423,949	3,443,201	19,252	—
British Pound,
Expiring 01/11/22	Deutsche Bank AG	GBP	370	493,217	500,802	7,585	—
Expiring 01/11/22	Deutsche Bank AG	GBP	274	362,894	370,864	7,970	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	GBP	310	418,688	419,590	902	—
Expiring 01/12/22	Morgan Stanley & Co. International PLC	GBP	3,750	4,959,788	5,075,676	115,888	—
Expiring 01/19/22	HSBC Bank PLC	GBP	268	363,462	363,205	—	(257)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	GBP	1,549	2,130,700	2,096,012	—	(34,688)
Expiring 02/04/22	Deutsche Bank AG	GBP	387	524,161	523,772	—	(389)
Canadian Dollar,
Expiring 01/11/22	Bank of America, N.A.	CAD	2,844	2,208,208	2,248,291	40,083	—
Expiring 01/11/22	Bank of America, N.A.	CAD	25	19,576	19,764	188	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CAD	1,200	930,002	948,646	18,644	—
Chilean Peso,
Expiring 01/11/22	Citibank, N.A.	CLP	214,000	257,335	250,832	—	(6,503)
Chinese Renminbi,
Expiring 01/11/22	Bank of America, N.A.	CNH	11,346	1,775,865	1,783,570	7,705	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	2,805	439,206	440,940	1,734	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	1,985	310,797	312,038	1,241	—
Expiring 02/18/22	JPMorgan Chase Bank, N.A.	CNH	7,379	1,149,000	1,156,893	7,893	—
Colombian Peso,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	2,269,094	566,000	553,378	—	(12,622)
Czech Koruna,
Expiring 01/11/22	Bank of America, N.A.	CZK	5,180	230,018	236,832	6,814	—
Expiring 01/11/22	Citibank, N.A.	CZK	10,250	459,606	468,635	9,029	—
Expiring 01/11/22	Citibank, N.A.	CZK	7,850	350,321	358,906	8,585	—
Expiring 01/19/22	BNP Paribas S.A.	CZK	9,410	424,000	429,903	5,903	—
Expiring 01/19/22	Citibank, N.A.	CZK	12,464	570,000	569,441	—	(559)
Expiring 01/19/22	HSBC Bank PLC	CZK	14,913	671,000	681,361	10,361	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	12,502	573,000	571,192	—	(1,808)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	9,843	449,000	449,684	684	—

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna (cont’d.),
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	7,367	$333,000	$336,562	$3,562	$—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CZK	17,808	812,000	813,611	1,611	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CZK	10,009	453,000	457,310	4,310	—
Euro,
Expiring 01/11/22	Bank of America, N.A.	EUR	1,670	1,886,797	1,901,707	14,910	—
Expiring 01/11/22	Citibank, N.A.	EUR	1,264	1,426,395	1,439,376	12,981	—
Expiring 01/11/22	Citibank, N.A.	EUR	433	490,603	493,077	2,474	—
Expiring 01/11/22	Citibank, N.A.	EUR	299	336,938	340,485	3,547	—
Expiring 01/11/22	Citibank, N.A.	EUR	276	310,817	314,295	3,478	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	433	488,263	493,077	4,814	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	199	225,084	226,610	1,526	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	68	77,240	77,435	195	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	17	19,310	19,359	49	—
Expiring 01/12/22	Citibank, N.A.	EUR	1,369	1,544,928	1,558,671	13,743	—
Expiring 01/19/22	Goldman Sachs International	EUR	313	362,567	356,094	—	(6,473)
Expiring 01/19/22	HSBC Bank PLC	EUR	979	1,113,908	1,115,247	1,339	—
Expiring 02/04/22	Deutsche Bank AG	EUR	1,246	1,417,860	1,419,566	1,706	—
Hungarian Forint,
Expiring 01/11/22	Citibank, N.A.	HUF	86,300	264,351	265,693	1,342	—
Expiring 01/11/22	Deutsche Bank AG	HUF	49,236	152,500	151,584	—	(916)
Expiring 01/19/22	Barclays Bank PLC	HUF	226,722	696,000	697,513	1,513	—
Expiring 01/19/22	BNP Paribas S.A.	HUF	119,018	366,770	366,161	—	(609)
Expiring 01/19/22	Citibank, N.A.	HUF	371,294	1,150,000	1,142,290	—	(7,710)
Expiring 01/19/22	Citibank, N.A.	HUF	139,432	434,000	428,965	—	(5,035)
Expiring 01/19/22	Goldman Sachs International	HUF	228,289	701,000	702,333	1,333	—
Expiring 01/19/22	Goldman Sachs International	HUF	136,723	440,000	420,630	—	(19,370)
Expiring 01/19/22	Goldman Sachs International	HUF	98,859	317,355	304,142	—	(13,213)
Expiring 01/19/22	HSBC Bank PLC	HUF	176,037	565,000	541,580	—	(23,420)
Expiring 01/19/22	HSBC Bank PLC	HUF	167,917	520,000	516,599	—	(3,401)
Expiring 01/19/22	HSBC Bank PLC	HUF	149,822	482,000	460,931	—	(21,069)
Expiring 01/19/22	HSBC Bank PLC	HUF	144,211	462,000	443,667	—	(18,333)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	156,936	480,060	482,817	2,757	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	92,090	281,940	283,316	1,376	—
Indian Rupee,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	49,740	661,678	666,866	5,188	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	489,268	6,437,144	6,506,705	69,561	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	186,127	2,492,000	2,475,283	—	(16,717)
Indonesian Rupiah,
Expiring 01/11/22	Deutsche Bank AG	IDR	2,879,000	201,908	202,216	308	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	27,761,475	1,910,237	1,935,973	25,736	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	23,046,356	1,598,000	1,607,159	9,159	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	20,883,096	1,443,000	1,456,303	13,303	—
Japanese Yen,
Expiring 01/11/22	Citibank, N.A.	JPY	70,900	620,721	616,410	—	(4,311)
Expiring 01/11/22	Citibank, N.A.	JPY	55,500	489,735	482,522	—	(7,213)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	55,600	492,487	483,390	—	(9,097)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	50,000	441,316	434,704	—	(6,612)
Expiring 01/19/22	Barclays Bank PLC	JPY	116,673	1,026,747	1,014,432	—	(12,315)
Expiring 01/19/22	Barclays Bank PLC	JPY	55,022	484,202	478,394	—	(5,808)
Mexican Peso,
Expiring 01/11/22	Citibank, N.A.	MXN	13,930	647,870	679,098	31,228	—
Expiring 01/11/22	Citibank, N.A.	MXN	7,980	385,163	389,031	3,868	—
Expiring 01/11/22	Citibank, N.A.	MXN	5,750	276,697	280,317	3,620	—
Expiring 03/16/22	HSBC Bank PLC	MXN	12,296	573,000	592,545	19,545	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	14,549	670,460	701,118	30,658	—

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	14,549	$671,141	$701,119	$29,978	$—
New Zealand Dollar,
Expiring 01/11/22	Citibank, N.A.	NZD	590	402,489	404,040	1,551	—
Expiring 01/11/22	Citibank, N.A.	NZD	287	195,060	196,541	1,481	—
Expiring 01/11/22	Citibank, N.A.	NZD	153	103,288	104,777	1,489	—
Expiring 01/11/22	Citibank, N.A.	NZD	143	97,102	97,928	826	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	920	625,968	630,028	4,060	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	720	488,700	493,065	4,365	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	675	458,453	462,249	3,796	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	500	339,430	342,407	2,977	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	400	269,459	273,925	4,466	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	72	48,876	49,307	431	—
Expiring 01/19/22	Goldman Sachs International	NZD	379	272,284	259,853	—	(12,431)
Norwegian Krone,
Expiring 01/11/22	Deutsche Bank AG	NOK	26,190	2,873,349	2,973,316	99,967	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	7,840	861,487	890,064	28,577	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	5,830	645,104	661,872	16,768	—
Peruvian Nuevo Sol,
Expiring 01/11/22	Bank of America, N.A.	PEN	430	105,725	107,683	1,958	—
Philippine Peso,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	PHP	17,490	349,940	340,856	—	(9,084)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	62,648	1,237,000	1,211,531	—	(25,469)
Polish Zloty,
Expiring 01/11/22	Bank of America, N.A.	PLN	1,735	422,779	430,325	7,546	—
Expiring 01/11/22	Citibank, N.A.	PLN	1,430	347,399	354,678	7,279	—
Expiring 01/11/22	Citibank, N.A.	PLN	1,110	272,272	275,309	3,037	—
Expiring 01/11/22	Deutsche Bank AG	PLN	275	66,332	68,207	1,875	—
Expiring 01/19/22	Barclays Bank PLC	PLN	3,722	928,000	922,540	—	(5,460)
Expiring 01/19/22	Barclays Bank PLC	PLN	2,753	676,000	682,481	6,481	—
Expiring 01/19/22	Barclays Bank PLC	PLN	1,783	447,000	442,078	—	(4,922)
Expiring 01/19/22	BNP Paribas S.A.	PLN	1,799	445,977	445,979	2	—
Expiring 01/19/22	Citibank, N.A.	PLN	2,164	548,000	536,368	—	(11,632)
Expiring 01/19/22	Goldman Sachs International	PLN	2,284	575,000	566,049	—	(8,951)
Expiring 01/19/22	Goldman Sachs International	PLN	2,273	573,000	563,379	—	(9,621)
Expiring 01/19/22	Goldman Sachs International	PLN	2,259	565,000	559,856	—	(5,144)
Expiring 01/19/22	Goldman Sachs International	PLN	1,781	448,000	441,599	—	(6,401)
Expiring 01/19/22	Goldman Sachs International	PLN	1,508	379,491	373,876	—	(5,615)
Expiring 01/19/22	HSBC Bank PLC	PLN	4,979	1,210,533	1,234,241	23,708	—
Expiring 01/19/22	HSBC Bank PLC	PLN	3,629	889,000	899,550	10,550	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	PLN	3,821	938,000	947,170	9,170	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	PLN	2,715	651,000	673,121	22,121	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	2,307	565,000	571,926	6,926	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	1,752	444,000	434,345	—	(9,655)
Russian Ruble,
Expiring 03/16/22	Citibank, N.A.	RUB	51,984	691,734	683,508	—	(8,226)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	204,669	2,668,173	2,691,084	22,911	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	42,281	560,000	555,925	—	(4,075)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	33,963	450,000	446,560	—	(3,440)
South African Rand,
Expiring 01/11/22	Citibank, N.A.	ZAR	43,200	2,703,413	2,706,889	3,476	—
Expiring 03/16/22	Barclays Bank PLC	ZAR	11,315	705,000	702,475	—	(2,525)
Expiring 03/16/22	Barclays Bank PLC	ZAR	10,628	659,000	659,821	821	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	10,843	662,000	673,188	11,188	—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	13,962	861,000	866,803	5,803	—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	4,658	290,948	289,205	—	(1,743)

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	302,580	$257,603	$254,360	$—	$(3,243)
Swedish Krona,
Expiring 01/11/22	Citibank, N.A.	SEK	15,010	1,645,399	1,661,238	15,839	—
Expiring 01/11/22	Citibank, N.A.	SEK	4,440	488,128	491,399	3,271	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	4,460	489,679	493,612	3,933	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	3,160	350,230	349,734	—	(496)
Swiss Franc,
Expiring 01/11/22	Bank of America, N.A.	CHF	225	244,281	246,997	2,716	—
Thai Baht,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	26,719	799,000	799,613	613	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	THB	52,714	1,581,000	1,577,599	—	(3,401)
Turkish Lira,
Expiring 01/11/22	Bank of America, N.A.	TRY	1,206	105,975	90,387	—	(15,588)
Expiring 01/11/22	Bank of America, N.A.	TRY	1,206	105,420	90,387	—	(15,033)
Expiring 01/11/22	Bank of America, N.A.	TRY	1,116	93,428	83,641	—	(9,787)
Expiring 01/11/22	Bank of America, N.A.	TRY	813	68,521	60,933	—	(7,588)
Expiring 01/11/22	Bank of America, N.A.	TRY	535	44,714	40,097	—	(4,617)
Expiring 01/11/22	Citibank, N.A.	TRY	1,684	114,792	126,212	11,420	—
Expiring 01/11/22	Citibank, N.A.	TRY	1,229	83,871	92,111	8,240	—
Expiring 01/11/22	Deutsche Bank AG	TRY	5,585	444,171	418,583	—	(25,588)

				$111,154,740	$111,746,610	1,074,880	(483,010)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/11/22	Bank of America, N.A.	AUD	348	$245,123	$253,196	$—	$(8,073)
Expiring 01/11/22	Deutsche Bank AG	AUD	15,590	11,004,108	11,342,871	—	(338,763)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	3,090	2,200,065	2,248,203	—	(48,138)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	888	644,510	646,085	—	(1,575)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	700	492,731	509,302	—	(16,571)
Expiring 01/19/22	BNP Paribas S.A.	AUD	920	663,000	669,022	—	(6,022)
Expiring 01/19/22	Citibank, N.A.	AUD	235	175,614	170,721	4,893	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	2,431	1,791,380	1,768,641	22,739	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	2,163	1,594,136	1,573,901	20,235	—
Brazilian Real,
Expiring 01/04/22	Bank of America, N.A.	BRL	2,625	456,212	470,898	—	(14,686)
Expiring 01/04/22	Citibank, N.A.	BRL	3,145	548,387	564,180	—	(15,793)
Expiring 01/04/22	Citibank, N.A.	BRL	2,625	470,388	470,898	—	(510)
Expiring 02/02/22	Citibank, N.A.	BRL	380	66,787	67,692	—	(905)
Expiring 02/02/22	JPMorgan Chase Bank, N.A.	BRL	2,477	437,000	441,193	—	(4,193)
British Pound,
Expiring 01/11/22	Bank of America, N.A.	GBP	19,218	25,520,639	26,011,886	—	(491,247)
Expiring 01/11/22	Bank of America, N.A.	GBP	860	1,142,041	1,164,024	—	(21,983)
Expiring 01/11/22	Bank of America, N.A.	GBP	575	763,574	778,272	—	(14,698)
Expiring 01/11/22	Citibank, N.A.	GBP	622	828,971	841,888	—	(12,917)
Expiring 01/11/22	Citibank, N.A.	GBP	152	202,324	205,735	—	(3,411)
Expiring 01/11/22	Deutsche Bank AG	GBP	461	610,402	623,971	—	(13,569)
Expiring 01/12/22	HSBC Bank PLC	GBP	14,627	19,573,779	19,797,917	—	(224,138)
Expiring 01/19/22	Barclays Bank PLC	GBP	16,112	21,904,805	21,806,983	97,822	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	GBP	4,024	5,326,506	5,446,542	—	(120,036)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	GBP	390	516,316	527,215	—	(10,899)

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar,
Expiring 01/06/22	Citibank, N.A.	CAD	12,523	$9,748,712	$9,899,963	$—	$(151,251)
Expiring 01/11/22	Bank of America, N.A.	CAD	20,918	16,379,425	16,536,480	—	(157,055)
Expiring 01/11/22	Bank of America, N.A.	CAD	1,505	1,178,460	1,189,760	—	(11,300)
Expiring 01/11/22	Citibank, N.A.	CAD	725	567,480	573,140	—	(5,660)
Expiring 01/11/22	Citibank, N.A.	CAD	630	491,390	498,040	—	(6,650)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CAD	343	268,525	271,155	—	(2,630)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	CAD	500	393,511	395,269	—	(1,758)
Expiring 01/19/22	Goldman Sachs International	CAD	1,700	1,372,643	1,343,544	29,099	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CAD	241	193,107	190,341	2,766	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CAD	398	318,968	314,359	4,609	—
Chilean Peso,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CLP	119,100	140,988	139,598	1,390	—
Chinese Renminbi,
Expiring 01/11/22	Bank of America, N.A.	CNH	2,454	384,098	385,764	—	(1,666)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	3,860	604,561	606,785	—	(2,224)
Expiring 02/07/22	Deutsche Bank AG	CNH	2,374	372,479	372,464	15	—
Expiring 02/18/22	Barclays Bank PLC	CNH	49,314	7,680,494	7,731,798	—	(51,304)
Expiring 02/18/22	Barclays Bank PLC	CNH	23,168	3,608,400	3,632,503	—	(24,103)
Expiring 02/18/22	HSBC Bank PLC	CNH	10,973	1,712,000	1,720,497	—	(8,497)
Expiring 02/18/22	HSBC Bank PLC	CNH	3,720	579,000	583,272	—	(4,272)
Expiring 02/18/22	Morgan Stanley & Co. International PLC	CNH	12,994	2,033,000	2,037,257	—	(4,257)
Colombian Peso,
Expiring 01/11/22	Citibank, N.A.	COP	238,765	59,260	58,648	612	—
Expiring 03/16/22	BNP Paribas S.A.	COP	2,558,170	642,619	623,877	18,742	—
Expiring 03/16/22	Goldman Sachs International	COP	3,774,490	948,483	920,508	27,975	—
Czech Koruna,
Expiring 01/11/22	Bank of America, N.A.	CZK	16,650	739,343	761,246	—	(21,903)
Expiring 01/11/22	Bank of America, N.A.	CZK	8,900	392,737	406,913	—	(14,176)
Expiring 01/19/22	Barclays Bank PLC	CZK	34,008	1,542,634	1,553,751	—	(11,117)
Expiring 01/19/22	Barclays Bank PLC	CZK	23,008	1,019,000	1,051,181	—	(32,181)
Expiring 01/19/22	HSBC Bank PLC	CZK	23,521	1,047,000	1,074,622	—	(27,622)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	15,489	679,000	707,634	—	(28,634)
Danish Krone,
Expiring 01/11/22	Deutsche Bank AG	DKK	2,150	326,986	329,223	—	(2,237)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	DKK	1,818	277,076	278,386	—	(1,310)
Euro,
Expiring 01/11/22	Bank of America, N.A.	EUR	1,212	1,374,206	1,380,161	—	(5,955)
Expiring 01/11/22	Bank of America, N.A.	EUR	1,195	1,351,310	1,360,803	—	(9,493)
Expiring 01/11/22	Bank of America, N.A.	EUR	372	419,606	423,614	—	(4,008)
Expiring 01/11/22	Citibank, N.A.	EUR	434	490,652	494,216	—	(3,564)
Expiring 01/11/22	Deutsche Bank AG	EUR	656	739,579	747,018	—	(7,439)
Expiring 01/11/22	Deutsche Bank AG	EUR	504	570,726	573,929	—	(3,203)
Expiring 01/11/22	Deutsche Bank AG	EUR	435	493,839	495,355	—	(1,516)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	58,692	66,355,708	66,835,337	—	(479,629)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	1,670	1,888,060	1,901,707	—	(13,647)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	435	492,725	495,355	—	(2,630)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	421	475,972	479,412	—	(3,440)
Expiring 01/12/22	Goldman Sachs International	EUR	159,367	179,645,985	181,481,881	—	(1,835,896)
Expiring 01/12/22	HSBC Bank PLC	EUR	80	90,304	90,678	—	(374)
Expiring 01/12/22	HSBC Bank PLC	EUR	36	40,319	40,505	—	(186)
Expiring 01/12/22	JPMorgan Chase Bank, N.A.	EUR	504	571,200	574,330	—	(3,130)
Expiring 01/12/22	JPMorgan Chase Bank, N.A.	EUR	389	438,582	443,071	—	(4,489)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	479	542,410	545,048	—	(2,638)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	435	493,833	495,684	—	(1,851)
Expiring 01/19/22	Barclays Bank PLC	EUR	33,956	39,356,730	38,673,233	683,497	—

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/19/22	Barclays Bank PLC	EUR	9,923	$11,541,585	$11,301,082	$240,503	$—
Expiring 01/19/22	Barclays Bank PLC	EUR	702	812,959	799,153	13,806	—
Expiring 01/19/22	Citibank, N.A.	EUR	379	434,000	431,862	2,138	—
Expiring 01/19/22	Goldman Sachs International	EUR	23,457	27,158,819	26,716,202	442,617	—
Expiring 01/19/22	HSBC Bank PLC	EUR	34,324	39,746,641	39,093,170	653,471	—
Expiring 01/19/22	HSBC Bank PLC	EUR	700	792,754	797,252	—	(4,498)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	26,579	30,082,047	30,271,366	—	(189,319)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	2,270	2,637,020	2,584,953	52,067	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	870	980,590	990,609	—	(10,019)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	543	613,653	618,266	—	(4,613)
Hungarian Forint,
Expiring 01/11/22	Bank of America, N.A.	HUF	82,000	256,013	252,454	3,559	—
Expiring 01/11/22	Deutsche Bank AG	HUF	97,400	301,679	299,867	1,812	—
Expiring 01/19/22	Goldman Sachs International	HUF	808,643	2,585,423	2,487,800	97,623	—
Expiring 01/19/22	HSBC Bank PLC	HUF	808,643	2,586,332	2,487,800	98,532	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	189,063	583,000	581,656	1,344	—
Indian Rupee,
Expiring 01/11/22	Citibank, N.A.	INR	50,380	668,560	675,447	—	(6,887)
Expiring 01/11/22	Citibank, N.A.	INR	27,480	364,191	368,426	—	(4,235)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	35,980	475,360	482,385	—	(7,025)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	30,190	400,345	404,759	—	(4,414)
Expiring 03/16/22	Goldman Sachs International	INR	73,680	967,748	979,866	—	(12,118)
Expiring 03/16/22	HSBC Bank PLC	INR	143,050	1,873,000	1,902,406	—	(29,406)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	91,931	1,204,000	1,222,583	—	(18,583)
Indonesian Rupiah,
Expiring 01/11/22	Citibank, N.A.	IDR	21,907,607	1,522,102	1,538,753	—	(16,651)
Israeli Shekel,
Expiring 01/11/22	Bank of America, N.A.	ILS	3,215	1,017,019	1,034,142	—	(17,123)
Expiring 03/16/22	Citibank, N.A.	ILS	5,353	1,697,930	1,722,871	—	(24,941)
Expiring 03/16/22	Citibank, N.A.	ILS	1,624	520,000	522,684	—	(2,684)
Japanese Yen,
Expiring 01/11/22	Bank of America, N.A.	JPY	35,200	309,274	306,032	3,242	—
Expiring 01/11/22	Citibank, N.A.	JPY	6,677,950	58,971,861	58,058,612	913,249	—
Expiring 01/11/22	Citibank, N.A.	JPY	145,700	1,286,652	1,266,727	19,925	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	55,600	492,860	483,390	9,470	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	32,640	283,422	283,774	—	(352)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	25,920	229,219	225,350	3,869	—
Malaysian Ringgit,
Expiring 01/11/22	Deutsche Bank AG	MYR	7,370	1,738,208	1,771,255	—	(33,047)
Mexican Peso,
Expiring 01/11/22	Bank of America, N.A.	MXN	12,660	609,240	617,185	—	(7,945)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	MXN	33,866	1,585,587	1,650,994	—	(65,407)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	MXN	8,905	416,927	434,126	—	(17,199)
New Taiwanese Dollar,
Expiring 01/11/22	Citibank, N.A.	TWD	8,145	292,460	294,068	—	(1,608)
Expiring 01/11/22	Citibank, N.A.	TWD	7,640	274,721	275,835	—	(1,114)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	TWD	26,135	947,023	943,581	3,442	—
Expiring 03/16/22	Barclays Bank PLC	TWD	33,887	1,228,000	1,229,339	—	(1,339)
Expiring 03/16/22	Citibank, N.A.	TWD	136,176	4,945,350	4,940,169	5,181	—
Expiring 03/16/22	Citibank, N.A.	TWD	52,579	1,902,267	1,907,446	—	(5,179)
Expiring 03/16/22	Goldman Sachs International	TWD	58,361	2,118,980	2,117,216	1,764	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	33,625	1,220,000	1,219,847	153	—
New Zealand Dollar,
Expiring 01/11/22	Citibank, N.A.	NZD	720	490,504	493,065	—	(2,561)
Expiring 01/11/22	Citibank, N.A.	NZD	630	425,647	431,433	—	(5,786)

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/11/22	Deutsche Bank AG	NZD	3,314	$2,247,356	$2,269,470	$—	$(22,114)
Expiring 01/11/22	Deutsche Bank AG	NZD	1,518	1,029,417	1,039,547	—	(10,130)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	460	309,518	315,014	—	(5,496)
Norwegian Krone,
Expiring 01/11/22	Citibank, N.A.	NOK	3,800	417,725	431,409	—	(13,684)
Expiring 01/11/22	Citibank, N.A.	NOK	2,320	260,713	263,387	—	(2,674)
Expiring 01/11/22	Deutsche Bank AG	NOK	2,589	284,044	293,926	—	(9,882)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	8,040	904,275	912,770	—	(8,495)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	3,510	388,051	398,486	—	(10,435)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	2,320	256,252	263,387	—	(7,135)
Philippine Peso,
Expiring 03/16/22	Citibank, N.A.	PHP	70,169	1,383,468	1,356,990	26,478	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	272,545	5,370,376	5,270,676	99,700	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	61,127	1,204,000	1,182,121	21,879	—
Polish Zloty,
Expiring 01/11/22	Bank of America, N.A.	PLN	2,360	572,461	585,342	—	(12,881)
Expiring 01/11/22	Bank of America, N.A.	PLN	2,125	520,064	527,055	—	(6,991)
Expiring 01/11/22	Citibank, N.A.	PLN	2,865	702,757	710,595	—	(7,838)
Expiring 01/19/22	Barclays Bank PLC	PLN	2,280	572,862	565,251	7,611	—
Expiring 01/19/22	Citibank, N.A.	PLN	6,377	1,569,000	1,580,829	—	(11,829)
Russian Ruble,
Expiring 01/11/22	Citibank, N.A.	RUB	111,120	1,482,588	1,477,063	5,525	—
Expiring 01/11/22	Citibank, N.A.	RUB	66,930	892,995	889,667	3,328	—
Expiring 01/11/22	Citibank, N.A.	RUB	44,950	611,149	597,498	13,651	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	RUB	45,070	608,684	599,093	9,591	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	34,660	452,000	455,724	—	(3,724)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	74,919	987,000	985,064	1,936	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	51,446	685,000	676,431	8,569	—
Singapore Dollar,
Expiring 01/11/22	Citibank, N.A.	SGD	1,610	1,174,868	1,194,638	—	(19,770)
Expiring 01/11/22	Citibank, N.A.	SGD	640	467,028	474,887	—	(7,859)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SGD	580	423,268	430,366	—	(7,098)
Expiring 03/16/22	Citibank, N.A.	SGD	3,076	2,248,134	2,281,865	—	(33,731)
Expiring 03/16/22	HSBC Bank PLC	SGD	14,889	10,895,950	11,044,124	—	(148,174)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SGD	857	628,000	635,404	—	(7,404)
South African Rand,
Expiring 01/11/22	Bank of America, N.A.	ZAR	4,460	273,947	279,461	—	(5,514)
Expiring 01/11/22	Citibank, N.A.	ZAR	9,660	610,365	605,290	5,075	—
Expiring 03/16/22	Barclays Bank PLC	ZAR	34,813	2,174,477	2,161,375	13,102	—
Expiring 03/16/22	Barclays Bank PLC	ZAR	16,856	1,037,601	1,046,526	—	(8,925)
Expiring 03/16/22	Barclays Bank PLC	ZAR	9,420	573,000	584,813	—	(11,813)
Expiring 03/16/22	Goldman Sachs International	ZAR	9,280	575,000	576,171	—	(1,171)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	8,422	524,000	522,896	1,104	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	7,885	490,250	489,515	735	—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	24,033	1,489,700	1,492,064	—	(2,364)
South Korean Won,
Expiring 01/11/22	Citibank, N.A.	KRW	345,810	292,106	290,700	1,406	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	5,859,636	4,933,101	4,925,823	7,278	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	843,810	710,385	709,337	1,048	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	438,106	369,491	368,287	1,204	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	397,519	335,572	334,169	1,403	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	358,125	302,037	301,053	984	—
Expiring 03/16/22	BNP Paribas S.A.	KRW	1,190,328	1,008,864	999,218	9,646	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,379,216	2,006,000	1,997,227	8,773	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,319,505	1,949,000	1,947,103	1,897	—

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	1,510,454	$1,274,000	$1,267,947	$6,053	$—
Swedish Krona,
Expiring 01/11/22	Bank of America, N.A.	SEK	4,430	490,706	490,291	415	—
Expiring 01/11/22	Citibank, N.A.	SEK	8,281	907,765	916,503	—	(8,738)
Expiring 01/11/22	Citibank, N.A.	SEK	4,470	490,493	494,719	—	(4,226)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	4,360	479,179	482,545	—	(3,366)
Swiss Franc,
Expiring 01/11/22	Bank of America, N.A.	CHF	1,810	1,971,355	1,986,947	—	(15,592)
Expiring 01/11/22	Bank of America, N.A.	CHF	1,120	1,219,844	1,229,492	—	(9,648)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CHF	455	492,674	499,482	—	(6,808)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	CHF	1,352	1,450,649	1,483,947	—	(33,298)
Thai Baht,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	THB	32,770	965,701	980,910	—	(15,209)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	THB	31,680	933,580	948,283	—	(14,703)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	214,680	6,322,494	6,424,789	—	(102,295)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	THB	70,647	2,098,064	2,114,272	—	(16,208)
Turkish Lira,
Expiring 01/11/22	Bank of America, N.A.	TRY	15,090	1,067,941	1,130,961	—	(63,020)

				$739,671,239	$741,428,004	3,740,552	(5,497,317)

						$4,815,432	$(5,980,327)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Republic of France	12/20/26	0.250%(Q)	805	$(1,896)	$(1,576)	$(320)	Barclays Bank PLC

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
AT&T, Inc.	03/20/22	1.000%(Q)	620	0.244%	$1,235	$880	$355	Credit Suisse International
Republic of France	12/20/26	0.250%(Q)	805	0.204%	1,897	6,139	(4,242)	Barclays Bank PLC
Republic of Italy	12/20/22	1.000%(Q)	4,000	0.262%	30,261	32,511	(2,250)	Citibank, N.A.

					$33,393	$39,530	$(6,137)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	2,423	03/20/27	1.375%(S)	6 Month BBSW(2)(S)	$1,251	$(40,050)	$(41,301)
AUD	3,514	06/15/27	1.844%(S)	6 Month BBSW(2)(S)	5,902	(930)	(6,832)
AUD	9,050	12/03/31	2.750%(S)	6 Month BBSW(2)(S)	889,416	477,937	(411,479)
AUD	1,807	12/08/31	1.992%(S)	6 Month BBSW(2)(S)	—	2,388	2,388
AUD	817	06/15/32	2.031%(S)	6 Month BBSW(2)(S)	1,751	(3,585)	(5,336)
BRL	59,281	01/02/29	9.440%(T)	1 Day BROIS(2)(T)	—	(605,346)	(605,346)
BRL	25,408	01/02/29	9.473%(T)	1 Day BROIS(2)(T)	—	(248,655)	(248,655)
CAD	3,360	12/03/23	2.450%(S)	3 Month CDOR(2)(S)	78,482	51,859	(26,623)
CAD	10,610	12/03/26	2.550%(S)	3 Month CDOR(2)(S)	481,081	309,149	(171,932)
CAD	3,244	06/15/27	2.031%(S)	3 Month CDOR(2)(S)	18,236	13,486	(4,750)
CAD	744	06/15/32	2.094%(S)	3 Month CDOR(2)(S)	3,686	2,573	(1,113)
CAD	1,330	12/03/41	2.800%(S)	3 Month CDOR(2)(S)	125,190	114,118	(11,072)
CAD	2,020	12/03/50	2.800%(S)	3 Month CDOR(2)(S)	224,774	254,621	29,847
CHF	1,500	08/10/31	(0.220)%(A)	1 Day SARON(2)(A)	—	(44,707)	(44,707)
CLP	3,414,000	08/12/26	3.620%(S)	1 Day CLOIS(2)(S)	—	(292,572)	(292,572)
CLP	1,850,000	11/09/26	5.355%(S)	1 Day CLOIS(2)(S)	—	(4,049)	(4,049)
CLP	3,630,000	08/13/31	4.380%(S)	1 Day CLOIS(2)(S)	—	(335,598)	(335,598)
CNH	94,000	08/12/26	2.490%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(128)	89,808	89,936
CNH	119,540	08/20/26	2.440%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(476)	71,455	71,931
CNH	8,100	12/22/26	2.460%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	5,551	5,551
COP	9,000,000	11/09/26	6.345%(Q)	1 Day COOIS(2)(Q)	—	17,072	17,072
COP	22,389,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)	—	(194,517)	(194,517)
COP	12,807,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)	—	(111,268)	(111,268)
CZK	25,000	08/12/26	2.062%(A)	6 Month PRIBOR(2)(S)	—	(82,569)	(82,569)
EUR	34,170	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)	—	(70,500)	(70,500)
EUR	18,860	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)	—	(75,262)	(75,262)
EUR	1,558	03/20/27	0.125%(A)	6 Month EURIBOR(2)(S)	223	(6,283)	(6,506)
EUR	1,026	06/15/27	(0.062)%(A)	6 Month EURIBOR(1)(S)	234	9,277	9,043
EUR	469	06/15/32	0.188%(A)	6 Month EURIBOR(1)(S)	(2,032)	9,378	11,410
EUR	869	11/12/36	0.610%(A)	6 Month EURIBOR(2)(S)	—	(10,463)	(10,463)
EUR	1,775	11/12/41	0.454%(A)	6 Month EURIBOR(1)(S)	—	26,224	26,224
EUR	950	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)	—	24,905	24,905
EUR	950	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)	—	(24,638)	(24,638)
EUR	2,303	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)	—	44,371	44,371
EUR	2,303	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)	—	(44,099)	(44,099)
EUR	895	11/12/51	(0.012)%(A)	6 Month EURIBOR(2)(S)	—	(11,182)	(11,182)
GBP	1,770	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(64,763)	(6,000)	58,763
GBP	5,720	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(79,241)	(19,388)	59,853
GBP	1,241	12/20/26	0.719%(A)	1 Day SONIA(1)(A)	(2,184)	17,601	19,785
GBP	912	06/15/27	0.875%(A)	1 Day SONIA(1)(A)	(2,776)	12,450	15,226
GBP	4,493	12/07/30	1.009%(A)	1 Day SONIA(2)(A)	—	28,005	28,005
GBP	12,470	05/08/31	1.150%(A)	1 Day SONIA(1)(A)	(960,868)	(400,840)	560,028

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	600	05/08/31	1.150%(A)	1 Day SONIA(1)(A)	$(13,825)	$(19,287)	$(5,462)
GBP	846	12/16/31	1.062%(A)	1 Day SONIA(1)(A)	(11,698)	(11,408)	290
GBP	425	06/15/32	0.750%(A)	1 Day SONIA(1)(A)	(1,325)	11,958	13,283
GBP	1,680	05/08/41	1.250%(A)	1 Day SONIA(2)(A)	259,350	160,444	(98,906)
GBP	4,140	05/08/46	1.250%(A)	1 Day SONIA(2)(A)	802,469	514,117	(288,352)
HUF	1,521,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	(369,296)	(814,470)	(445,174)
HUF	1,570,000	08/10/31	2.748%(A)	6 Month BUBOR(2)(S)	—	(627,776)	(627,776)
HUF	375,000	11/09/31	3.700%(A)	6 Month BUBOR(2)(S)	—	(63,645)	(63,645)
ILS	17,410	08/12/31	1.120%(A)	3 Month TELBOR(2)(Q)	—	911	911
JPY	965,000	07/08/23	(0.050)%(A)	6 Month JPY LIBOR(2)(A)	7,199	(2,586)	(9,785)
JPY	1,390,000	07/08/26	(0.050)%(A)	6 Month JPY LIBOR(2)(A)	32,676	(18,405)	(51,081)
JPY	196,104	03/21/27	(0.050)%(A)	6 Month JPY LIBOR(1)(A)	552	2,954	2,402
JPY	870,000	07/08/28	(0.050)%(A)	6 Month JPY LIBOR(2)(A)	8,942	(28,898)	(37,840)
JPY	930,000	07/08/31	0.000%(A)	6 Month JPY LIBOR(2)(A)	15,604	(49,543)	(65,147)
JPY	58,901	03/16/32	0.030%(A)	6 Month JPY LIBOR(1)(A)	1,035	2,772	1,737
JPY	730,000	07/08/35	0.100%(A)	6 Month JPY LIBOR(2)(A)	19,530	(51,804)	(71,334)
JPY	714,000	07/08/41	0.250%(A)	6 Month JPY LIBOR(2)(A)	29,101	(74,925)	(104,026)
JPY	52,000	09/02/41	0.227%(A)	6 Month JPY LIBOR(2)(A)	—	(8,092)	(8,092)
JPY	330,000	07/08/46	0.350%(A)	6 Month JPY LIBOR(2)(A)	43,816	(42,377)	(86,193)
JPY	387,000	07/08/51	0.450%(A)	6 Month JPY LIBOR(2)(A)	49,033	(41,003)	(90,036)
JPY	36,000	09/02/51	0.393%(A)	6 Month JPY LIBOR(2)(A)	—	(9,342)	(9,342)
KRW	5,400,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)	—	(88,238)	(88,238)
MXN	100,000	08/02/28	6.740%(M)	28 Day Mexican Interbank Rate(2)(M)	(290)	(183,239)	(182,949)
MXN	216,600	07/31/31	7.010%(M)	28 Day Mexican Interbank Rate(2)(M)	(724)	(376,093)	(375,369)
NOK	15,557	12/20/26	1.844%(A)	6 Month NIBOR(1)(S)	(11,997)	10,242	22,239
NOK	10,782	03/16/27	1.562%(A)	6 Month NIBOR(1)(S)	334	20,051	19,717
NOK	11,409	03/18/31	1.469%(A)	6 Month NIBOR(1)(S)	14,768	28,076	13,308
NOK	43,570	08/10/31	1.460%(A)	6 Month NIBOR(2)(S)	—	(171,171)	(171,171)
NOK	5,342	06/15/32	1.750%(A)	6 Month NIBOR(1)(S)	(4,886)	10,158	15,044
NZD	3,583	03/16/27	1.889%(S)	3 Month BBR(2)(Q)	(921)	(84,520)	(83,599)
NZD	2,679	03/20/27	2.656%(S)	3 Month BBR(1)(Q)	6,194	7,960	1,766
NZD	15,915	03/22/31	1.920%(S)	3 Month BBR(2)(Q)	(6,631)	(584,841)	(578,210)
NZD	7,470	08/10/31	1.876%(S)	3 Month BBR(2)(Q)	—	(300,891)	(300,891)
NZD	839	03/16/32	2.136%(S)	3 Month BBR(2)(Q)	(466)	(27,637)	(27,171)
NZD	1,937	03/17/32	2.812%(S)	3 Month BBR(1)(Q)	3,390	(3,670)	(7,060)
PLN	40,290	08/02/31	1.650%(A)	6 Month WIBOR(2)(S)	(172,528)	(1,453,320)	(1,280,792)
PLN	19,855	08/10/31	1.665%(A)	6 Month WIBOR(2)(S)	—	(710,608)	(710,608)
PLN	1,910	08/30/31	1.765%(A)	6 Month WIBOR(2)(S)	—	(64,466)	(64,466)
PLN	5,000	11/09/31	2.845%(A)	6 Month WIBOR(2)(S)	—	(66,839)	(66,839)
SEK	15,697	03/20/27	0.688%(A)	3 Month STIBOR(2)(Q)	(2,992)	(15,948)	(12,956)
SEK	10,795	06/15/27	0.656%(A)	3 Month STIBOR(1)(Q)	(192)	8,549	8,741
SEK	46,000	08/10/31	0.529%(A)	3 Month STIBOR(2)(Q)	—	(186,538)	(186,538)
SGD	1,200	07/29/31	1.120%(S)	6 Month SIBOR(2)(S)	(4,934)	(39,472)	(34,538)
THB	38,500	08/17/31	1.320%(S)	6 Month BIBOR(2)(S)	—	(27,450)	(27,450)
	9,164	03/20/26	1.256%(A)	1 Day SOFR(2)(A)	—	(19,863)	(19,863)
	7,640	03/20/26	1.282%(A)	1 Day SOFR(2)(A)	—	(12,643)	(12,643)
	7,640	03/20/26	1.349%(A)	1 Day SOFR(2)(A)	—	(2,618)	(2,618)
	7,620	03/20/26	1.353%(A)	1 Day SOFR(2)(A)	—	(2,016)	(2,016)
	7,655	03/20/26	1.355%(A)	1 Day SOFR(2)(A)	—	(1,801)	(1,801)
	4,585	03/20/26	1.377%(A)	1 Day SOFR(2)(A)	—	845	845
	1,530	03/20/26	1.379%(A)	1 Day SOFR(2)(A)	—	342	342
	7,608	03/20/26	1.382%(A)	1 Day SOFR(2)(A)	—	2,219	2,219
	7,605	03/20/26	1.399%(A)	1 Day SOFR(2)(A)	—	4,737	4,737
	2,506	03/16/27	1.100%(A)	1 Day SOFR(2)(A)	(15,430)	(8,650)	6,780
	1,849	03/20/27	1.380%(A)	1 Day SOFR(2)(A)	(6,430)	(358)	6,072
	12,827	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(22,342)	(22,342)
	3,453	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(6,015)	(6,015)
	575	03/16/32	1.370%(A)	1 Day SOFR(2)(A)	(4,579)	1,248	5,827
	1,292	03/17/32	1.660%(A)	1 Day SOFR(1)(A)	4,203	(7,238)	(11,441)

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	1,941	03/20/34	1.407%(A)	1 Day SOFR(1)(A)	$—	$19,705	$19,705
	1,615	03/20/34	1.446%(A)	1 Day SOFR(1)(A)	—	10,486	10,486
	1,610	03/20/34	1.454%(A)	1 Day SOFR(1)(A)	—	9,383	9,383
	1,620	03/20/34	1.461%(A)	1 Day SOFR(1)(A)	—	8,323	8,323
	1,615	03/20/34	1.472%(A)	1 Day SOFR(1)(A)	—	6,663	6,663
	1,608	03/20/34	1.473%(A)	1 Day SOFR(1)(A)	—	6,486	6,486
	1,610	03/20/34	1.476%(A)	1 Day SOFR(1)(A)	—	6,025	6,025
	970	03/20/34	1.482%(A)	1 Day SOFR(1)(A)	—	3,109	3,109
	325	03/20/34	1.489%(A)	1 Day SOFR(1)(A)	—	833	833
ZAR	172,200	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	26,725	(48,898)	(75,623)
ZAR	210,200	03/18/31	7.660%(Q)	3 Month JIBAR(2)(Q)	440,019	345,835	(94,184)
ZAR	138,000	08/06/31	7.185%(Q)	3 Month JIBAR(2)(Q)	(4,339)	(60,518)	(56,179)
ZAR	26,600	10/28/31	7.780%(Q)	3 Month JIBAR(2)(Q)	(5,256)	57,806	63,062
ZAR	21,000	11/05/31	7.625%(Q)	3 Month JIBAR(2)(Q)	(148)	29,264	29,412

					$1,843,811	$(6,200,234)	$(8,044,045)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CNH	333,487	09/15/26	2.632%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$642,016	$—	$642,016	JPMorgan Chase Bank, N.A.
CNH	8,743	12/15/26	2.422%(Q)	7 Day China Fixing Repo Rates(2)(Q)	3,695	—	3,695	BNP Paribas S.A.
CNH	4,570	12/15/26	2.514%(Q)	7 Day China Fixing Repo Rates(2)(Q)	4,988	—	4,988	Citibank, N.A.
CNH	6,616	12/15/26	2.518%(Q)	7 Day China Fixing Repo Rates(2)(Q)	7,391	—	7,391	Citibank, N.A.
CNH	5,790	12/15/26	2.540%(Q)	7 Day China Fixing Repo Rates(2)(Q)	7,421	—	7,421	JPMorgan Chase Bank, N.A.
CNH	15,136	03/16/27	2.370%(Q)	7 Day China Fixing Repo Rates(Q)	(1,131)	—	(1,131)	JPMorgan Chase Bank, N.A.
CNH	13,966	03/16/27	2.475%(Q)	7 Day China Fixing Repo Rates(2)(Q)	18,365	—	18,365	Bank of America, N.A.
CNH	7,292	03/16/27	2.679%(Q)	7 Day China Fixing Repo Rates(2)(Q)	15,813	—	15,813	JPMorgan Chase Bank, N.A.
KRW	7,464,411	12/15/26	1.725%(Q)	3 Month KWCDC(2)(Q)	(32,283)	—	(32,283)	Goldman Sachs International
KRW	7,673,022	12/15/26	1.973%(Q)	3 Month KWCDC(2)(Q)	45,011	—	45,011	JPMorgan Chase Bank, N.A.
MYR	8,100	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)	(21,650)	(128)	(21,522)	HSBC Bank PLC

					$689,636	$(128)	$689,764

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx USD Liquid High Yield Index(T)	3 Month LIBOR(Q)	BNP Paribas S.A.	3/20/22	51,310	$497,040	$—	$497,040

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Total return swap agreements outstanding at December 31, 2021 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
U.S. Treasury Bonds(T)	1 Day USOIS + 4.5bps(T)	Goldman Sachs International	2/03/22	2,618	$9,674	$—	$9,674

					$506,714	$—	$506,714

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$39,530	$(1,704)	$1,251,769	$(61,748)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$—	$11,470,091
Goldman Sachs & Co. LLC	22,000	73,290,844
JPMorgan Securities LLC	—	11,848,115
Morgan Stanley & Co. LLC	—	899,899

Total	$22,000	$97,508,949

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$1,248,565,984	$—	$—
Common Stocks	3,637,060,015	1,042,815,601	—
Exchange-Traded Funds	346,306,894	—	—
Preferred Stocks	—	5,802,177	—
Asset-Backed Securities
Automobiles	—	54,205,844	—
Collateralized Loan Obligations	—	460,862,367	—
Consumer Loans	—	21,614,358	—
Credit Cards	—	8,473,989	—
Equipment	—	2,073,372	—
Home Equity Loans	—	1,196,745	—
Manufactured Housing	—	1,034,621	—

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities (continued)
Other	$—	$4,698,077	$—
Residential Mortgage-Backed Securities	—	6,823,422	—
Student Loans	—	10,383,299	—
Bank Loans	—	7,230,682	—
Commercial Mortgage-Backed Securities	—	288,560,686	—
Corporate Bonds	—	1,137,943,837	—
Municipal Bonds	—	20,363,203	—
Residential Mortgage-Backed Securities	—	107,967,108	23,079,639
Sovereign Bonds	—	358,331,903	—
U.S. Government Agency Obligations	—	104,887,349	—
U.S. Treasury Obligations	—	444,635,376	—
Short-Term Investments
Affiliated Mutual Funds	1,999,371,520	—	—
Corporate Bond	—	196,923	—
Foreign Treasury Obligation	—	9,899,798	—
U.S. Treasury Obligations	—	76,391,967	—
Unaffiliated Funds	16,065,818	—	—
Options Purchased	—	169,498	—

Total	$7,247,370,231	$4,176,562,202	$23,079,639

Liabilities
Options Written	$—	$(508,039)	$—

Other Financial Instruments*
Assets
Futures Contracts	$23,793,941	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	4,815,432	—
OTC Credit Default Swap Agreements	—	33,393	—
Centrally Cleared Interest Rate Swap Agreements	—	1,364,085	—
OTC Interest Rate Swap Agreements	—	744,700	—
OTC Total Return Swap Agreements	—	506,714	—

Total	$23,793,941	$7,464,324	$—

Liabilities
Futures Contracts	$(1,451,550)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(5,980,327)	—
OTC Credit Default Swap Agreement	—	(1,896)	—
Centrally Cleared Interest Rate Swap Agreements	—	(9,408,130)	—
OTC Interest Rate Swap Agreements	—	(55,064)	—

Total	$(1,451,550)	$(15,445,417)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (0.7% represents investments purchased with collateral from securities on loan)	28.6%
U.S. Treasury Obligations	4.6
Banks	4.4
Collateralized Loan Obligations	4.1
Software	3.4
Sovereign Bonds	3.2

Exchange-Traded Funds	3.1%
Pharmaceuticals	2.6
Commercial Mortgage-Backed Securities	2.5
Semiconductors & Semiconductor Equipment	2.4
Technology Hardware, Storage & Peripherals	2.1
Interactive Media & Services	1.7
IT Services	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification (continued):

Capital Markets	1.4%
Automobiles	1.4
Oil, Gas & Consumable Fuels	1.4
Insurance	1.3
Residential Mortgage-Backed Securities	1.2
Internet & Direct Marketing Retail	1.1
Health Care Equipment & Supplies	1.1
Equity Real Estate Investment Trusts (REITs)	1.1
Health Care Providers & Services	1.0
Specialty Retail	1.0
U.S. Government Agency Obligations	0.9
Machinery	0.9
Hotels, Restaurants & Leisure	0.9
Chemicals	0.8
Oil & Gas	0.8
Media	0.8
Aerospace & Defense	0.8
Textiles, Apparel & Luxury Goods	0.7
Diversified Financial Services	0.7
Beverages	0.7
Electric Utilities	0.7
Biotechnology	0.6
Entertainment	0.6
Food Products	0.6
Life Sciences Tools & Services	0.6
Real Estate Investment Trusts (REITs)	0.6
Telecommunications	0.6
Food & Staples Retailing	0.6
Metals & Mining	0.5
Electric	0.5
Healthcare-Services	0.4
Diversified Telecommunication Services	0.4
Pipelines	0.4
Road & Rail	0.4
Trading Companies & Distributors	0.4
Air Freight & Logistics	0.4
Building Products	0.4
Tobacco	0.4
Electrical Equipment	0.4
Multi-Utilities	0.3
Auto Manufacturers	0.3
Household Products	0.3
Electronic Equipment, Instruments & Components	0.3
Personal Products	0.3
Professional Services	0.3
Communications Equipment	0.3
Industrial Conglomerates	0.3
Consumer Finance	0.2
Foods	0.2
Commercial Services	0.2
Household Durables	0.2
Consumer Loans	0.2
Municipal Bonds	0.2
Real Estate Management & Development	0.2
Auto Components	0.2
Retail	0.2
Airlines	0.1
Unaffiliated Funds	0.1

Containers & Packaging	0.1%
Marine	0.1
Multiline Retail	0.1
Commercial Services & Supplies	0.1
Building Materials	0.1
Agriculture	0.1
Construction Materials	0.1
Mining	0.1
Healthcare-Products	0.1
Wireless Telecommunication Services	0.1
Engineering & Construction	0.1
Semiconductors	0.1
Home Builders	0.1
Student Loans	0.1
Foreign Treasury Obligation	0.1
Iron/Steel	0.1
Packaging & Containers	0.1
Real Estate	0.1
Credit Cards	0.1
Lodging	0.1
Distributors	0.1
Machinery-Diversified	0.1
Construction & Engineering	0.1
Energy Equipment & Services	0.1
Transportation	0.1
Auto Parts & Equipment	0.1
Independent Power & Renewable Electricity Producers	0.0	*
Other	0.0	*
Gas	0.0	*
Gas Utilities	0.0	*
Diversified Consumer Services	0.0	*
Health Care Technology	0.0	*
Apparel	0.0	*
Computers	0.0	*
Multi-National	0.0	*
Internet	0.0	*
Forest Products & Paper	0.0	*
Equipment	0.0	*
Distribution/Wholesale	0.0	*
Private Equity	0.0	*
Leisure Products	0.0	*
Home Equity Loans	0.0	*
Manufactured Housing	0.0	*
Water Utilities	0.0	*
Oil & Gas Services	0.0	*
Office/Business Equipment	0.0	*
Paper & Forest Products	0.0	*
Savings & Loans	0.0	*
Water	0.0	*
Household Products/Wares	0.0	*
Trucking & Leasing	0.0	*
Options Purchased	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification (continued):

Electronics	0.0	*%

	100.9
Options Written	(0.0	)*
Liabilities in excess of other assets	(0.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Premiums paid for OTC swap agreements	$39,530		Premiums received for OTC swap agreements	$1,576
Credit contracts	Unaffiliated investments	169,498		Options written outstanding, at value	508,039
Credit contracts	Unrealized appreciation on OTC swap agreements	355		Unrealized depreciation on OTC swap agreements	6,812
Equity contracts	Due from/to broker-variation margin futures	15,068,317	*	—	—
Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	508,875	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,815,432		Unrealized depreciation on OTC forward foreign currency exchange contracts	5,980,327
Interest rate contracts	Due from/to broker-variation margin futures	8,725,624	*	Due from/to broker-variation margin futures	942,675	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,364,085	*	Due from/to broker-variation margin swaps	9,408,130	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	128
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,251,414		Unrealized depreciation on OTC swap agreements	54,936

		$31,434,255			$17,411,498

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$7,930
Equity contracts	324,984,752	—	—
Foreign exchange contracts	2,700,143	21,131,283	—
Interest rate contracts	(23,884,304)	—	324,287

Total	$303,800,591	$21,131,283	$332,217

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(222,049)	$(108,621)	$—	$—	$(6,457)
Equity contracts	—	—	(6,344,978)	—	—
Foreign exchange contracts	—	—	(508,875)	(1,164,895)	—
Interest rate contracts	—	—	8,724,048	—	(6,847,567)

Total	$(222,049)	$(108,621)	$1,870,195	$(1,164,895)	$(6,854,024)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$78,309	$88,212,000	$2,375,633,549	$524,708,299	$91,533,248

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$329,982,681	$605,803	$195,989,272	$161,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$1,187,000	$10,785,600

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$78,753,287	$(78,753,287)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.(4)	$117,957	$(967,570)	$(849,613)	$—	$(849,613)
Barclays Bank PLC(3-a)	1,051,350	(114,700)	936,650	—	936,650
Barclays Bank PLC(3-b)	19,945	(63,250)	(43,305)	—	(43,305)
BNP Paribas S.A.(3-a)	566,686	(111,679)	455,007	—	455,007
BNP Paribas S.A.(3-b)	2	(11,831)	(11,829)	—	(11,829)
BNP Paribas S.A.(4)	3,695	—	3,695	—	3,695
Citibank, N.A.(3-a)	85,560	(113,776)	(28,216)	28,216	—
Citibank, N.A.(3-b)	18,636	—	18,636	—	18,636
Citibank, N.A.(4)	1,148,767	(322,319)	826,448	—	826,448
Credit Suisse International(3-b)	1,235	—	1,235	—	1,235
Deutsche Bank AG(4)	136,405	(468,793)	(332,388)	—	(332,388)
Goldman Sachs International(3-a)	600,411	(62,776)	537,635	—	537,635
Goldman Sachs International(3-b)	9,674	(1,873,628)	(1,863,954)	1,038,886	(825,068)
Goldman Sachs International(4)	—	(32,283)	(32,283)	22,350	(9,933)
HSBC Bank PLC(3-a)	816,167	(290,020)	526,147	—	526,147
HSBC Bank PLC(3-b)	1,339	(251,103)	(249,764)	206,216	(43,548)
JPMorgan Chase Bank, N.A.(3-a)	312,549	(256,137)	56,412	—	56,412
JPMorgan Chase Bank, N.A.(3-b)	3,501	(7,619)	(4,118)	—	(4,118)
JPMorgan Chase Bank, N.A.(4)	914,490	(774,599)	139,891	(139,891)	—
Morgan Stanley & Co. International PLC(3-a)	318,821	(762,792)	(443,971)	259,553	(184,418)
Morgan Stanley & Co. International PLC(3-b)	143,236	(62,836)	80,400	(80,400)	—
The Toronto-Dominion Bank(3-a)	5,803	(2,364)	3,439	—	3,439
The Toronto-Dominion Bank(3-b)	—	(1,743)	(1,743)	—	(1,743)

	$6,276,229	$(6,551,818)	$(275,589)	$1,334,930	$1,059,341

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3-a)	PGIM Fixed Income (Core Plus)
(3-b)	PGIM Fixed Income (Global Bond)
(4)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $78,753,287:
Unaffiliated investments (cost $7,946,980,756)	$8,199,074,568
Affiliated investments (cost $2,936,502,805)	3,247,937,504
Cash	871,379
Foreign currency, at value (cost $767,049)	774,657
Cash segregated for counterparty — OTC	173,586
Dividends and interest receivable	22,555,614
Receivable for investments sold	10,568,785
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,815,432
Due from broker-variation margin futures	1,404,558
Unrealized appreciation on OTC swap agreements	1,251,769
Tax reclaim receivable	389,966
Receivable for Portfolio shares sold	121,894
Receivable from affiliate	48,036
Premiums paid for OTC swap agreements	39,530
Deposit with broker for centrally cleared/exchange-traded derivatives	22,000
Due from broker-variation margin swaps	9,878
Foreign capital gains tax benefit accrued	26
Prepaid expenses and other assets	346,826

Total Assets	11,490,406,008

LIABILITIES
Payable to broker for collateral for securities on loan	80,482,360
Payable for investments purchased	47,294,252
Unrealized depreciation on OTC forward foreign currency exchange contracts	5,980,327
Management fee payable	2,392,694
Due to broker-variation margin futures	2,188,133
Payable for Portfolio shares purchased	2,036,916
Options written outstanding, at value (premiums received $399,418)	508,039
Accrued expenses and other liabilities	407,562
Distribution fee payable	277,335
Payable to affiliate	233,608
Due to broker-variation margin swaps	140,074
Unrealized depreciation on OTC swap agreements	61,748
Trustees’ fees payable	4,870
Premiums received for OTC swap agreements	1,704
Affiliated transfer agent fee payable	451

Total Liabilities	142,010,073

NET ASSETS	$11,348,395,935

Net assets were comprised of:
Partners’ Equity	$11,348,395,935

Net asset value and redemption price per share, $11,348,395,935 / 439,386,038 outstanding shares of beneficial interest	$25.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,571,657 foreign withholding tax, of which $285,833 is reimbursable by an affiliate)	$40,042,518
Interest income (net of $38,680 foreign withholding tax)	19,995,723
Affiliated dividend income	2,820,944
Income from securities lending, net (including affiliated income of $18,060)	108,572

Total income	62,967,757

EXPENSES
Management fee	47,126,769
Distribution fee	16,426,184
Custodian and accounting fees	953,455
Trustees’ fees	152,680
Legal fees and expenses	80,329
Audit fee	71,200
Shareholders’ reports	10,794
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,421
Miscellaneous	97,905

Total expenses	64,926,737
Less: Fee waiver and/or expense reimbursement	(9,107,312)
Distribution fee waiver	(3,197,157)

Net expenses	52,622,268

NET INVESTMENT INCOME (LOSS)	10,345,489

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,374,342,171) (net of foreign capital gains taxes $(26))	2,362,992,586
Net capital gain distributions received	49,267
Futures transactions	303,800,591
Forward and cross currency contract transactions.	21,131,283
Swap agreements transactions	332,217
Foreign currency transactions	(3,144,270)

2,685,161,674

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,568,207,730)) (net of change in foreign capital gains taxes $26)	(1,316,113,608)
Futures.	1,870,195
Forward and cross currency contracts	(1,164,895)
Options written	(108,621)
Swap agreements	(6,854,024)
Foreign currencies	(61,088)

(1,322,432,041)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,362,729,633

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,373,075,122

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$10,345,489	$(6,259,586)
Net realized gain (loss) on investment and foreign currency transactions	2,685,112,407	1,245,607,811
Net capital gain distributions received	49,267	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,322,432,041)	(232,581,198)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,373,075,122	1,006,767,027

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,312,299 and 131,524,692 shares, respectively]	56,146,318	2,373,600,400
Portfolio shares purchased [53,011,042 and 184,373,068 shares, respectively]	(1,297,803,409)	(3,280,997,245)

NET INCREASE (DECREASE) IN NET ASSETS FROM. PORTFOLIO SHARE TRANSACTIONS	(1,241,657,091)	(907,396,845)

TOTAL INCREASE (DECREASE)	131,418,031	99,370,182
NET ASSETS:
Beginning of year	11,216,977,904	11,117,607,722

End of year	$11,348,395,935	$11,216,977,904

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 74.6%
COMMON STOCKS — 32.7%
Australia — 0.3%
AGL Energy Ltd.	16,160	$72,264
Alumina Ltd.	72,933	99,234
AMP Ltd.*	23,105	16,971
Aristocrat Leisure Ltd.	26,290	833,448
Aurizon Holdings Ltd.	126,673	322,150
BHP Group Ltd.	27,492	831,127
BlueScope Steel Ltd.	7,961	121,251
Brambles Ltd.	45,258	350,371
Challenger Ltd.	14,729	69,834
CSL Ltd.	3,472	734,679
Deterra Royalties Ltd.	17,819	55,828
Glencore PLC*	24,393	123,757
Goodman Group, REIT	8,848	170,717
Harvey Norman Holdings Ltd.	7,289	26,192
Iluka Resources Ltd.	25,907	190,619
Insignia Financial Ltd.	36,527	96,183
JB Hi-Fi Ltd.	4,538	159,507
Medibank Private Ltd.	441,759	1,075,762
Metcash Ltd.	5,096	16,700
Mineral Resources Ltd.	3,709	151,668
Mirvac Group, REIT	50,599	107,309
Nine Entertainment Co. Holdings Ltd.	6,825	14,435
Perpetual Ltd.	2,727	71,301
QBE Insurance Group Ltd.	2,068	17,061
REA Group Ltd.	5,945	723,902
Scentre Group, REIT	333,598	768,193
Sonic Healthcare Ltd.	336	11,414
South32 Ltd.	90,811	266,315
Stockland, REIT	7,594	23,420
Telstra Corp. Ltd.	7,784	23,649
Treasury Wine Estates Ltd.	11,955	107,522
WiseTech Global Ltd.	4,506	191,313
Woodside Petroleum Ltd.	886	14,138
Worley Ltd.	4,689	36,341

		7,894,575

Austria — 0.1%
ANDRITZ AG	663	34,218
BAWAG Group AG, 144A*	3,346	205,774
Erste Group Bank AG	12,212	574,312
Raiffeisen Bank International AG	13,987	415,980
Verbund AG	544	61,256
Vienna Insurance Group AG Wiener Versicherung Gruppe	154	4,356
Wienerberger AG	292	10,751

		1,306,647

Belgium — 0.0%
D’ieteren Group	195	38,148
Galapagos NV*	157	8,789
Groupe Bruxelles Lambert SA	4,798	536,547
Solvay SA	2,462	285,933
UCB SA	440	50,360
Warehouses De Pauw CVA, REIT	179	8,599

		928,376

	Shares	Value

COMMON STOCKS (continued)
Brazil — 0.2%
Ambev SA	248,780	$694,666
Ambev SA, ADR	22,446	62,849
B3 SA - Brasil Bolsa Balcao	202,087	404,239
Banco Bradesco SA, ADR	151,018	516,482
Banco do Brasil SA	84,349	436,648
Banco Santander Brasil SA, UTS	5,024	26,972
Cia de Saneamento de Minas Gerais-COPASA	57,760	131,928
Cielo SA	27,348	11,029
Cogna Educacao*	106,084	46,872
CPFL Energia SA	69,276	332,967
CSN Mineracao SA	21,238	25,699
Embraer SA*	24,723	110,177
Embraer SA, ADR*	4,723	83,833
Energisa SA, UTS	23,784	189,652
Eneva SA*	3,677	9,330
Fleury SA	11,590	37,365
Iochpe Maxion SA	12,549	34,659
Klabin SA, UTS	36,903	169,962
Light SA	25,196	53,210
Marfrig Global Foods SA	70,269	273,354
Natura & Co. Holding SA*	3,845	17,554
Omega Energia SA*	5,239	11,898
Petroleo Brasileiro SA	7,871	43,295
Porto Seguro SA	3,100	11,623
Santos Brasil Participacoes SA	28,613	33,085
Sendas Distribuidora SA	5,908	13,746
Sul America SA, UTS	3,445	16,979
Tupy SA	5,351	19,170
Ultrapar Participacoes SA	122,657	323,131
Ultrapar Participacoes SA, ADR	13,607	35,922
Vale SA	8,476	118,008
Wheaton Precious Metals Corp.	24,511	1,051,786

		5,348,090

Canada — 0.8%
Alimentation Couche-Tard, Inc.	10,857	454,896
AltaGas Ltd.	1,374	29,664
ARC Resources Ltd.	2,966	26,965
Atco Ltd. (Class I Stock)	15,781	532,708
Bank of Montreal	12,426	1,337,837
Bank of Nova Scotia (The)	11,415	808,106
Canadian Apartment Properties REIT, REIT	8,300	393,429
Canadian Imperial Bank of Commerce	4,154	484,215
Canadian Natural Resources Ltd.	30,529	1,289,992
Canadian Utilities Ltd. (Class A Stock)	2,004	58,126
Canadian Western Bank	2,633	75,559
CGI, Inc.*	16,206	1,432,974
CI Financial Corp.	2,188	45,734
Crescent Point Energy Corp.	52,033	277,657
Descartes Systems Group, Inc. (The)*	308	25,474
Element Fleet Management Corp.	1,593	16,220
Emera, Inc.	10,446	522,073
Enbridge, Inc.	12,363	482,909
Fairfax Financial Holdings Ltd.	1,574	774,264
Finning International, Inc.	688	17,339
FirstService Corp.	2,235	439,243
Franco-Nevada Corp.	3,138	433,979

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Canada (cont’d.)
GFL Environmental, Inc.	398	$15,049
Great-West Lifeco, Inc.	36,740	1,102,534
IGM Financial, Inc.	410	14,787
Imperial Oil Ltd.	490	17,672
Intact Financial Corp.	3,596	467,413
Keyera Corp.	471	10,623
Manulife Financial Corp.	71,933	1,371,046
National Bank of Canada	5,951	453,705
Parkland Corp.	7,373	202,663
Pembina Pipeline Corp.	3,125	94,791
RioCan Real Estate Investment Trust, REIT	642	11,643
Royal Bank of Canada	29,313	3,111,009
Shaw Communications, Inc. (Class B Stock)	2	61
Shopify, Inc. (Class A Stock)*	583	802,724
SmartCentres Real Estate Investment Trust, REIT	511	13,004
Stantec, Inc.	813	45,678
TFI International, Inc.	3,183	356,988
TMX Group Ltd.	2,350	238,260
Toromont Industries Ltd.	72	6,509
Toronto-Dominion Bank (The)	7,305	560,053
Tourmaline Oil Corp.	20,204	652,304
TransAlta Corp.	1,011	11,229
Yamana Gold, Inc.	9,319	39,193

		19,558,301

Chile — 0.0%
Banco de Chile	530,210	41,421
Banco Santander Chile	1,197,718	48,148
Cia Cervecerias Unidas SA	1,725	14,031
Cia Cervecerias Unidas SA, ADR	2,474	40,598
Enel Americas SA	257,519	28,110
Enel Chile SA	2,304,236	80,594

		252,902

China — 1.9%
360 DigiTech, Inc., ADR	581	13,322
3SBio, Inc., 144A*	186,500	155,625
51job, Inc., ADR*	758	37,089
AAC Technologies Holdings, Inc.	4,000	15,785
Agile Group Holdings Ltd.	94,000	51,056
Agricultural Bank of China Ltd. (Class H Stock)	78,000	26,825
Airtac International Group	1,046	38,741
Alibaba Group Holding Ltd.*	284,776	4,274,245
A-Living Smart City Services Co. Ltd. (Class H Stock), 144A	12,250	20,925
Alphamab Oncology, 144A*	5,000	8,726
Aluminum Corp. of China Ltd. (Class H Stock)*	356,000	198,512
Angang Steel Co. Ltd. (Class H Stock)	290,000	129,437
ANTA Sports Products Ltd.	39,400	590,784
Asymchem Laboratories Tianjin Co. Ltd. (Class A Stock)	1,153	78,808
Autohome, Inc., ADR	1,685	49,674
BAIC Motor Corp. Ltd. (Class H Stock), 144A	217,000	93,270

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Baidu, Inc., ADR*	6,385	$950,024
Baidu, Inc. (Class A Stock)*	5,550	102,417
Bank of Beijing Co. Ltd. (Class A Stock)	46,700	32,610
Bank of China Ltd. (Class H Stock)	118,000	42,546
Bank of Communications Co. Ltd. (Class A Stock)	140,100	101,572
Bank of Communications Co. Ltd. (Class H Stock)	105,000	63,402
Bank of Hangzhou Co. Ltd. (Class A Stock)	11,100	22,335
Bank of Nanjing Co. Ltd. (Class A Stock)	46,900	66,065
Bank of Ningbo Co. Ltd. (Class A Stock)	330	1,985
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	98,200	110,576
BBMG Corp. (Class H Stock)	52,000	8,077
BeiGene Ltd.*	500	10,270
BeiGene Ltd., ADR*	1,177	318,885
Beijing Enterprises Holdings Ltd.	14,000	48,335
Beijing Enterprises Water Group Ltd.	42,000	16,322
BOC Hong Kong Holdings Ltd.	202,500	663,916
Bosideng International Holdings Ltd.	118,000	74,411
Brii Biosciences Ltd.*	2,000	8,487
BYD Co. Ltd. (Class A Stock)	10,103	421,821
BYD Co. Ltd. (Class H Stock)	24,000	814,947
CanSino Biologics, Inc. (Class H Stock), 144A*	800	18,510
China Aoyuan Group Ltd.	214,000	38,759
China Cinda Asset Management Co. Ltd. (Class H Stock)	113,000	20,585
China CITIC Bank Corp. Ltd. (Class H Stock)	72,000	31,214
China Communications Services Corp. Ltd. (Class H Stock)	26,000	12,671
China Construction Bank Corp. (Class H Stock)	1,096,000	759,021
China Dili Group*	28,200	7,178
China Eastern Airlines Corp. Ltd. (Class H Stock)*	24,000	9,085
China Education Group Holdings Ltd.	5,000	8,126
China Everbright Bank Co. Ltd. (Class A Stock)	28,900	15,083
China Everbright Bank Co. Ltd. (Class H Stock)	43,000	15,211
China Feihe Ltd., 144A	47,000	63,214
China Galaxy Securities Co. Ltd. (Class H Stock)	129,500	74,427
China Gas Holdings Ltd.	84,400	175,859
China Hongqiao Group Ltd.	162,000	171,545
China Jushi Co. Ltd. (Class A Stock)	27,500	78,677
China Lesso Group Holdings Ltd.	5,000	7,154
China Life Insurance Co. Ltd. (Class H Stock)	372,000	615,681
China Longyuan Power Group Corp. Ltd. (Class H Stock)	89,000	207,913
China Medical System Holdings Ltd.	35,000	58,477

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
China Merchants Bank Co. Ltd. (Class A Stock)	2,600	$19,906
China Merchants Bank Co. Ltd. (Class H Stock)	101,500	788,572
China Minsheng Banking Corp. Ltd. (Class H Stock)	67,500	25,795
China Molybdenum Co. Ltd. (Class H Stock)	231,000	122,200
China National Building Material Co. Ltd. (Class H Stock)	74,000	90,793
China Overseas Land & Investment Ltd.	45,500	107,713
China Pacific Insurance Group Co. Ltd. (Class H Stock)	22,600	61,221
China Petroleum & Chemical Corp. (Class H Stock)	792,000	368,813
China Railway Signal & Communication Corp. Ltd. (Class H Stock), 144A	21,000	7,673
China Resources Cement Holdings Ltd.	126,000	95,140
China Resources Gas Group Ltd.	22,000	124,379
China Resources Land Ltd.	8,000	33,742
China Resources Power Holdings Co. Ltd.	4,000	13,399
China Suntien Green Energy Corp. Ltd. (Class H Stock)	35,000	27,339
China Taiping Insurance Holdings Co. Ltd.	30,400	41,749
China Vanke Co. Ltd. (Class H Stock)	58,200	135,269
China Yongda Automobiles Services Holdings Ltd.	58,000	77,701
China Yuhua Education Corp. Ltd., 144A	14,000	5,029
CIFI Holdings Group Co. Ltd.	136,000	81,933
CIMC Enric Holdings Ltd.	16,000	23,294
CITIC Securities Co. Ltd. (Class A Stock)	124,333	515,737
CITIC Securities Co. Ltd. (Class H Stock)	15,000	39,080
Contemporary Amperex Technology Co. Ltd. (Class A Stock)	5,546	512,891
COSCO SHIPPING Energy Transportation Co. Ltd. (Class H Stock)	4,000	1,525
COSCO SHIPPING Holdings Co. Ltd. (Class A Stock)*	8,800	25,817
COSCO SHIPPING Holdings Co. Ltd. (Class H Stock)*	209,650	407,638
Country Garden Holdings Co. Ltd.	161,000	142,847
Country Garden Services Holdings Co. Ltd.	42,000	251,624
CSPC Pharmaceutical Group Ltd.	527,120	572,964
Dali Foods Group Co. Ltd., 144A	81,500	42,672
Dongfeng Motor Group Co. Ltd. (Class H Stock)	36,000	29,912
Dongyue Group Ltd.	10,000	15,623
Ecovacs Robotics Co. Ltd. (Class A Stock)	1,008	23,908
ENN Energy Holdings Ltd.	17,800	335,314

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
ENN Natural Gas Co. Ltd. (Class A Stock)	2,300	$6,642
Far East Horizon Ltd.	15,000	13,318
Ganfeng Lithium Co. Ltd. (Class A Stock)	2,519	56,445
Ganfeng Lithium Co. Ltd. (Class H Stock), 144A	13,800	217,648
Geely Automobile Holdings Ltd.	50,000	135,966
GF Securities Co. Ltd. (Class H Stock)	16,000	30,469
Gigadevice Semiconductor Beijing, Inc. (Class A Stock)	1,860	51,393
GoerTek, Inc. (Class A Stock)	8,647	73,451
Great Wall Motor Co. Ltd. (Class H Stock)	57,000	195,444
Greentown Service Group Co. Ltd.	6,000	5,548
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	12,000	11,820
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (Class H Stock)	8,000	23,032
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	17,200	6,399
Guangzhou Tinci Materials Technology Co. Ltd. (Class A Stock)	1,100	19,797
Guotai Junan Securities Co. Ltd. (Class H Stock), 144A*	24,200	37,548
Haier Smart Home Co. Ltd. (Class H Stock)	36,400	153,715
Haitong Securities Co. Ltd. (Class H Stock)	22,400	19,854
Hangzhou Robam Appliances Co. Ltd. (Class A Stock)	18,500	104,653
Hangzhou Tigermed Consulting Co. Ltd. (Class H Stock), 144A	4,400	55,842
Hello Group, Inc., ADR	3,796	34,088
Hengan International Group Co. Ltd.	7,000	36,061
Hengli Petrochemical Co. Ltd. (Class A Stock)	6,500	23,446
Hoshine Silicon Industry Co. Ltd. (Class A Stock)	500	10,371
Hua Hong Semiconductor Ltd., 144A*	2,000	11,028
Huadian Power International Corp. Ltd. (Class H Stock)	36,000	15,718
Huatai Securities Co. Ltd. (Class H Stock), 144A	25,400	42,257
Hunan Valin Steel Co. Ltd. (Class A Stock)	78,100	62,804
Hygeia Healthcare Holdings Co. Ltd., 144A	1,800	11,264
I-Mab, ADR*	576	27,297
Imeik Technology Development Co. Ltd. (Class A Stock)	300	25,226
Industrial & Commercial Bank of China Ltd. (Class H Stock)	668,000	380,429
Industrial Bank Co. Ltd. (Class A Stock)	39,523	118,324
Innovent Biologics, Inc., 144A*	21,500	132,933
JCET Group Co. Ltd. (Class A Stock)	16,500	80,298
JD Logistics, Inc., 144A*	12,900	43,775
JD.com, Inc. (Class A Stock)*	21,218	743,140

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (Class A Stock)	3,772	$97,491
Jinxin Fertility Group Ltd., 144A*	57,500	64,299
JiuGui Liquor Co. Ltd. (Class A Stock)	2,370	78,923
Jiumaojiu International Holdings Ltd., 144A	4,000	7,026
Joinn Laboratories China Co. Ltd. (Class H Stock), 144A	3,440	28,915
JOYY, Inc., ADR	672	30,529
Juewei Food Co. Ltd. (Class A Stock)	3,544	38,074
KE Holdings, Inc., ADR*	5,869	118,084
Kingboard Holdings Ltd.	10,500	51,108
Kingdee International Software Group Co. Ltd.*	19,000	58,275
Kuaishou Technology, 144A*	8,500	78,235
Kunlun Energy Co. Ltd.	98,000	92,010
Kweichow Moutai Co. Ltd. (Class A Stock)	500	160,922
KWG Group Holdings Ltd.	36,500	23,870
Lee & Man Paper Manufacturing Ltd.	56,000	38,914
Lenovo Group Ltd.	732,000	839,153
Li Auto, Inc., ADR*	7,821	251,054
Li Ning Co. Ltd.	71,000	777,992
Logan Group Co. Ltd.	45,000	34,476
Longfor Group Holdings Ltd., 144A	21,000	98,837
Luye Pharma Group Ltd., 144A*	192,000	87,737
Maanshan Iron & Steel Co. Ltd. (Class H Stock)	126,000	46,299
Meituan (Class B Stock), 144A*	75,000	2,158,041
Metallurgical Corp. of China Ltd. (Class A Stock)	42,100	25,325
MMG Ltd.*	84,000	27,017
NetEase, Inc.	55,310	1,115,198
New China Life Insurance Co. Ltd. (Class H Stock)	33,500	89,618
NIO, Inc., ADR*(a)	21,983	696,421
Nongfu Spring Co. Ltd. (Class H Stock), 144A	19,200	126,653
Oppein Home Group, Inc. (Class A Stock)	1,400	32,436
People’s Insurance Co. Group of China Ltd. (The) (Class A Stock)	30,000	22,142
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	397,000	120,173
PetroChina Co. Ltd. (Class A Stock)	49,000	37,734
PetroChina Co. Ltd. (Class H Stock)	1,274,000	566,565
Pharmaron Beijing Co. Ltd. (Class A Stock)	1,600	35,489
Pharmaron Beijing Co. Ltd. (Class H Stock), 144A	5,300	81,760
PICC Property & Casualty Co. Ltd. (Class H Stock)	68,000	55,509
Pinduoduo, Inc., ADR*	4,936	287,769
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	270,500	1,949,010
Postal Savings Bank of China Co. Ltd. (Class A Stock)	116,900	93,625
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	112,000	78,605

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Powerlong Real Estate Holdings Ltd.	22,000	$11,510
Remegen Co. Ltd. (Class H Stock), 144A*	1,000	10,000
RLX Technology, Inc., ADR*	1,507	5,877
SAIC Motor Corp. Ltd. (Class A Stock)	5	16
SF Holding Co. Ltd. (Class A Stock)	10,800	116,871
SG Micro Corp. (Class A Stock)	600	29,115
Shandong Nanshan Aluminum Co. Ltd. (Class A Stock)	167,486	124,033
Shanghai Jahwa United Co. Ltd. (Class A Stock)	2,300	14,601
Shanghai Junshi Biosciences Co. Ltd. (Class A Stock)*	5,183	54,651
Shanghai Junshi Biosciences Co. Ltd. (Class H Stock), 144A*	13,600	101,208
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	18,200	34,480
Shanghai Putailai New Energy Technology Co. Ltd. (Class A Stock)	2,936	74,168
Shanxi Coking Coal Energy Group Co. Ltd. (Class A Stock)	11,300	14,675
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (Class A Stock)	3,780	186,767
Shengyi Technology Co. Ltd. (Class A Stock)	3,700	13,694
Shennan Circuits Co. Ltd. (Class A Stock)	300	5,739
Shenzhen Capchem Technology Co. Ltd. (Class A Stock)	5,737	101,681
Shenzhen Inovance Technology Co. Ltd. (Class A Stock)	4,681	50,494
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (Class A Stock)	500	29,943
Shenzhen Senior Technology Material Co. Ltd. (Class A Stock)	3,300	19,065
Shenzhou International Group Holdings Ltd.	2,700	51,803
Shimao Group Holdings Ltd.	85,500	55,911
Shimao Services Holdings Ltd., 144A	14,000	9,727
Shui On Land Ltd.	47,000	6,336
Sichuan Swellfun Co. Ltd. (Class A Stock)	3,200	60,167
Sihuan Pharmaceutical Holdings Group Ltd.	182,000	34,611
Silergy Corp.	1,000	182,309
Sinopec Engineering Group Co. Ltd. (Class H Stock)	11,000	5,437
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	82,000	18,863
Sinopharm Group Co. Ltd. (Class H Stock)	25,200	54,945
Sinotruk Hong Kong Ltd.	6,500	9,996
SITC International Holdings Co. Ltd.	3,000	10,858
StarPower Semiconductor Ltd. (Class A Stock)	600	35,840
Sun Art Retail Group Ltd.	216,500	86,993
Sunac China Holdings Ltd.	247,000	373,373
Sunac Services Holdings Ltd., 144A*	10,000	10,192

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Suzhou Maxwell Technologies Co. Ltd. (Class A Stock)	600	$60,453
TAL Education Group, ADR*	3,972	15,610
TCL Technology Group Corp. (Class A Stock)	71,945	69,649
Tencent Holdings Ltd.	124,900	7,258,954
Tianneng Power International Ltd.	6,000	6,354
Tingyi Cayman Islands Holding Corp.	78,000	160,099
TongFu Microelectronics Co. Ltd. (Class A Stock)	26,955	82,251
Topsports International Holdings Ltd., 144A	28,000	28,312
Towngas China Co. Ltd.*	18,000	15,659
Trip.com Group Ltd., ADR*	2,235	55,026
Uni-President China Holdings Ltd.	203,000	197,149
Vipshop Holdings Ltd., ADR*	19,348	162,523
West China Cement Ltd.	416,000	74,288
WuXi AppTec Co. Ltd. (Class A Stock)	2,200	41,013
WuXi AppTec Co. Ltd. (Class H Stock), 144A	46,500	806,758
Wuxi Biologics Cayman, Inc., 144A*	109,000	1,307,477
Wuxi Lead Intelligent Equipment Co. Ltd. (Class A Stock)	6,355	74,293
Xiabuxiabu Catering Management China Holdings Co. Ltd., 144A*	48,500	37,910
Xiaomi Corp. (Class B Stock), 144A*	47,800	115,762
Xinjiang Goldwind Science & Technology Co. Ltd. (Class H Stock)	35,800	70,009
XPeng, Inc., ADR*	7,889	397,053
XPeng, Inc. (Class A Stock)*	1,600	38,162
Xtep International Holdings Ltd.	57,500	96,002
Yadea Group Holdings Ltd., 144A	6,000	11,713
Yuexiu Property Co. Ltd.	15,600	13,739
Yum China Holdings, Inc.	4,888	243,618
Yunnan Energy New Material Co. Ltd. (Class A Stock)	4,000	157,452
Yutong Bus Co. Ltd. (Class A Stock)	94,676	164,072
Yuzhou Group Holdings Co. Ltd.	881	72
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Class A Stock)	100	6,862
Zhejiang China Commodities City Group Co. Ltd. (Class A Stock)	10,100	7,697
Zhejiang Huayou Cobalt Co. Ltd. (Class A Stock)	1,400	24,259
Zhejiang Semir Garment Co. Ltd. (Class A Stock)	34,412	41,875
Zhejiang Weixing New Building Materials Co. Ltd. (Class A Stock)	19,500	74,643
Zhengzhou Coal Mining Machinery Group Co. Ltd. (Class H Stock)	5,200	5,471
Zhongsheng Group Holdings Ltd.	1,000	7,798
Zhuzhou Kibing Group Co. Ltd. (Class A Stock)	21	56
Zijin Mining Group Co. Ltd. (Class A Stock)	52,100	79,310
Zijin Mining Group Co. Ltd. (Class H Stock)	278,000	330,951

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Zoomlion Heavy Industry Science & Technology Co. Ltd. (Class H Stock)	244,400	$153,999
Zoomlion Heavy Industry Science & Technology Co. Ltd. (Class A Stock)	78,900	88,642
ZTE Corp. (Class A Stock)	25,632	134,873
ZTE Corp. (Class H Stock)	38,400	105,059
ZTO Express Cayman, Inc., ADR	6,319	178,322

		45,945,383

Czech Republic — 0.0%
CEZ A/S	4,489	170,224
Moneta Money Bank A/S, 144A	19,822	85,036

		255,260

Denmark — 0.2%
AP Moller - Maersk A/S (Class B Stock)	144	516,610
Carlsberg A/S (Class B Stock)	552	95,413
Coloplast A/S (Class B Stock)	3,243	570,164
DSV A/S	72	16,824
Genmab A/S*	807	322,511
Novo Nordisk A/S (Class B Stock)	24,541	2,763,123
Novozymes A/S (Class B Stock)	3,071	252,118
SimCorp A/S	406	44,325

		4,581,088

Finland — 0.2%
Huhtamaki OYJ	246	10,867
Kesko OYJ (Class B Stock)	12,066	402,553
Kone OYJ (Class B Stock)	27,107	1,940,801
Neste OYJ	6,976	344,507
Nokia OYJ*	159,357	1,004,552
Nordea Bank Abp	113,742	1,389,631

		5,092,911

France — 0.7%
Air Liquide SA	6,604	1,151,962
Amundi SA, 144A	5,115	422,700
Arkema SA	315	44,439
Atos SE	1,658	70,516
AXA SA	2,003	59,809
BioMerieux	532	75,683
Capgemini SE	4,756	1,166,493
Carrefour SA	5,245	96,143
Christian Dior SE	130	107,974
Credit Agricole SA	9,068	129,553
Dassault Systemes SE	14,122	842,072
Electricite de France SA	60,709	713,283
Engie SA	110,507	1,636,543
Eurazeo SE	617	54,012
Gaztransport Et Technigaz SA	1	94
Hermes International	824	1,439,166
JCDecaux SA*	963	24,106
Kering SA	2,068	1,664,064
Klepierre SA, REIT*	5,423	128,546
Legrand SA	1,581	185,150
L’Oreal SA	6,344	3,011,905

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
France (cont’d.)
LVMH Moet Hennessy Louis Vuitton SE	348	$287,820
Pernod Ricard SA	1,943	467,682
Publicis Groupe SA	1,865	125,584
Renault SA*	3,306	114,748
Rexel SA*	6,449	130,620
Rubis SCA	15,414	460,674
Sanofi	2,629	264,720
Sartorius Stedim Biotech	396	217,489
Societe Generale SA	22,426	771,451
Sodexo SA	300	26,352
Teleperformance	1,239	551,784
Television Francaise 1	9	90
TotalEnergies SE	13,778	700,286
Wendel SE	80	9,590

		17,153,103

Germany — 0.6%
Allianz SE	3,051	719,556
Bayer AG	7,746	414,594
Bayerische Motoren Werke AG	9,054	907,649
Covestro AG, 144A	2,063	126,550
Deutsche Boerse AG	1,580	264,187
Deutsche Post AG	40,592	2,604,322
DWS Group GmbH & Co. KGaA, 144A	241	9,725
Evonik Industries AG	35,747	1,158,214
Fielmann AG	670	45,081
Fraport AG Frankfurt Airport Services Worldwide*	1,746	117,653
Freenet AG	5,711	151,106
Gerresheimer AG	2,268	218,653
HelloFresh SE*	2,481	189,722
HOCHTIEF AG	798	64,523
HUGO BOSS AG	1,173	71,168
Jenoptik AG	2	84
Merck KGaA	1,007	260,005
MTU Aero Engines AG	1,871	381,626
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	73	21,588
Nemetschek SE	1,751	223,661
ProSiebenSat.1 Media SE	1,248	19,812
SAP SE	23,507	3,320,527
Scout24 SE, 144A	7,322	511,014
Siemens AG	17,888	3,090,497
Symrise AG	2,636	390,774
TAG Immobilien AG	367	10,252
Telefonica Deutschland Holding AG	42,079	116,906
United Internet AG	468	18,521
Wacker Chemie AG	1,665	249,004

		15,676,974

Greece — 0.0%
Alpha Services & Holdings SA*	15,658	19,223
OPAP SA	11,701	166,305
Star Bulk Carriers Corp.	1,497	33,937

		219,465

	Shares	Value

COMMON STOCKS (continued)
Hong Kong — 0.2%
AIA Group Ltd.	219,000	$2,208,081
ASM Pacific Technology Ltd.	1,500	16,197
Cathay Pacific Airways Ltd.*	27,000	22,151
CK Asset Holdings Ltd.	65,500	412,528
Hysan Development Co. Ltd.	5,000	15,449
Kerry Properties Ltd.	44,000	114,592
Kingboard Laminates Holdings Ltd.	11,500	19,544
Link REIT, REIT	25,300	222,646
MTR Corp. Ltd.	22,500	120,780
New World Development Co. Ltd.	15,000	59,262
Nine Dragons Paper Holdings Ltd.	75,000	80,597
NWS Holdings Ltd.	21,000	19,714
Orient Overseas International Ltd.	3,000	73,562
PCCW Ltd.	42,000	21,269
Sino Biopharmaceutical Ltd.	216,000	151,296
SSY Group Ltd.	102,000	52,572
Sun Hung Kai Properties Ltd.	2,000	24,253
Swire Pacific Ltd. (Class A Stock)	19,500	110,628
Swire Properties Ltd.	48,600	121,910
Techtronic Industries Co. Ltd.	48,000	956,010
Truly International Holdings Ltd.	40,000	16,369

		4,839,410

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	33,125	256,990
OTP Bank Nyrt*	8,628	441,075

		698,065

India — 0.7%
Adani Transmission Ltd.*	1,548	36,345
Aditya Birla Fashion & Retail Ltd.*	1,514	5,567
Affle India Ltd.*	500	7,615
Alkem Laboratories Ltd.	900	43,883
Amara Raja Batteries Ltd.	4,613	39,623
APL Apollo Tubes Ltd.*	5,347	72,565
Apollo Hospitals Enterprise Ltd.	2,789	188,526
Asian Paints Ltd.	16,403	746,126
Avenue Supermarts Ltd., 144A*	701	44,157
Axis Bank Ltd.*	37,551	342,046
Bajaj Finance Ltd.	2,121	198,618
Bank of Baroda*	15,278	16,836
Bharat Forge Ltd.	7,133	67,048
Bharti Airtel Ltd.*	28,443	261,545
Birlasoft Ltd.	8,776	64,491
Cadila Healthcare Ltd.	5,494	35,796
City Union Bank Ltd.	10,005	18,229
Container Corp. Of India Ltd.	11,744	97,101
Cummins India Ltd.	6,321	79,865
Cyient Ltd.	4,049	55,818
Dabur India Ltd.	4,827	37,725
Dalmia Bharat Ltd.	471	11,706
Devyani International Ltd.*	18,952	42,152
Dr. Reddy’s Laboratories Ltd.	342	22,613
Exide Industries Ltd.	5,535	12,536
Gujarat Gas Ltd.	1,476	12,606
Havells India Ltd.	6,041	113,556
HCL Technologies Ltd.	18,514	329,692
HDFC Bank Ltd.	60,775	1,205,818
HDFC Life Insurance Co. Ltd., 144A	37,168	324,646

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
India (cont’d.)
Hindalco Industries Ltd.	75,503	$484,449
Hindustan Zinc Ltd.	2,283	9,745
Housing Development Finance Corp. Ltd.	45,762	1,587,792
ICICI Bank Ltd.	91,613	911,900
ICICI Bank Ltd., ADR	6,952	137,580
ICICI Prudential Life Insurance Co. Ltd., 144A	7,457	56,188
Indraprastha Gas Ltd.	9,105	57,691
IndusInd Bank Ltd.	13,062	156,462
Info Edge India Ltd.	1,062	79,692
Infosys Ltd.	69,426	1,759,186
Infosys Ltd., ADR	27,292	690,761
InterGlobe Aviation Ltd., 144A*	2,220	60,293
ITC Ltd.	89,675	263,139
Jindal Stainless Ltd.*	3,966	10,608
Jubilant Pharmova Ltd.	835	6,615
KEC International Ltd.	679	4,390
Kotak Mahindra Bank Ltd.	37,203	897,931
KPIT Technologies Ltd.	4,598	37,974
L&T Technology Services Ltd., 144A	1,862	140,561
Larsen & Toubro Infotech Ltd., 144A	1,677	165,757
Larsen & Toubro Ltd.	1,717	43,727
Mahindra & Mahindra Financial Services Ltd.	7,161	14,410
Metropolis Healthcare Ltd., 144A	570	26,404
Mindtree Ltd.	3,596	232,327
Mphasis Ltd.	2,703	123,795
National Aluminium Co. Ltd.	20,199	27,553
Oil & Natural Gas Corp. Ltd.	10,110	19,389
Persistent Systems Ltd.	708	46,765
Polycab India Ltd.	238	7,905
Praj Industries Ltd.	13,356	60,197
Prestige Estates Projects Ltd.	1,480	9,449
PVR Ltd.*	2,971	51,847
Reliance Industries Ltd.	39,313	1,254,621
SBI Life Insurance Co. Ltd., 144A	19,133	307,270
SRF Ltd.	2,971	96,933
Sun Pharmaceutical Industries Ltd.	12,539	142,708
Tata Consultancy Services Ltd.	39,493	1,984,460
Tata Motors Ltd.*	15,496	100,572
Tech Mahindra Ltd.	16,281	392,006
Titan Co. Ltd.	3,930	133,289
Trent Ltd.	564	8,110
TVS Motor Co. Ltd.	12,776	107,799
UltraTech Cement Ltd.	450	45,973
UPL Ltd.	16,408	165,381
Varun Beverages Ltd.	3,593	43,115
Wipro Ltd.	30,083	290,063

		17,789,632

Indonesia — 0.1%
Astra International Tbk PT	128,200	51,346
Bank Central Asia Tbk PT	993,600	510,531
Bank Mandiri Persero Tbk PT	450,400	222,685
Bank Rakyat Indonesia Persero Tbk PT	577,100	166,723
Kalbe Farma Tbk PT	899,800	102,103

	Shares	Value

COMMON STOCKS (continued)
Indonesia (cont’d.)
Perusahaan Gas Negara Tbk PT*	1,273,900	$123,402

		1,176,790

Ireland — 0.0%
Bank of Ireland Group PLC*	3,056	17,362
CRH PLC	4,337	229,755
Kerry Group PLC (Class A Stock)	2,130	274,393
Kingspan Group PLC	2,643	315,811

		837,321

Israel — 0.1%
Bank Hapoalim BM	51,146	526,617
Bank Leumi Le-Israel BM	7,029	75,627
First International Bank of Israel Ltd. (The)	1,127	46,837
Isracard Ltd.	81	402
Israel Discount Bank Ltd. (Class A Stock)	25,387	170,991
Mizrahi Tefahot Bank Ltd.	2,217	85,572
Nice Ltd.*	2,224	675,469
Strauss Group Ltd.	409	12,761
Teva Pharmaceutical Industries Ltd.*	29,616	243,520
Teva Pharmaceutical Industries Ltd., ADR*	9,951	79,707

		1,917,503

Italy — 0.1%
Amplifon SpA	2,625	141,406
Azimut Holding SpA	555	15,558
Banca Generali SpA	663	29,208
Banca Mediolanum SpA	29,974	295,321
Banco BPM SpA	11,028	33,076
BPER Banca	94,242	195,130
Davide Campari-Milano NV	868	12,687
De’ Longhi SpA	261	9,361
Enel SpA	2,005	16,055
Hera SpA	15,409	64,150
Interpump Group SpA	219	16,044
Intesa Sanpaolo SpA	218,502	564,412
Italgas SpA	23,579	162,338
Mediobanca Banca di Credito Finanziario SpA	37,128	426,566
Moncler SpA	835	60,611
Pirelli & C SpA, 144A	15,338	106,582
PRADA SpA	1,800	11,580
Reply SpA	53	10,763
UniCredit SpA	9,051	138,431
Unipol Gruppo SpA	17,973	97,640

		2,406,919

Japan — 1.2%
Advantest Corp.	5,900	556,136
Air Water, Inc.	700	10,818
Alps Alpine Co. Ltd.	10,900	102,844
Amada Co. Ltd.	33,500	331,914
Asahi Kasei Corp.	20,400	191,776
Astellas Pharma, Inc.	8,800	143,161
Benesse Holdings, Inc.	7,600	149,268

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
Bridgestone Corp.	26,400	$1,136,168
Calbee, Inc.	4,400	102,102
Canon, Inc.	12,800	311,455
Casio Computer Co. Ltd.	14,000	180,075
Chugai Pharmaceutical Co. Ltd.	2,800	90,977
Chugoku Electric Power Co., Inc. (The)	1,300	10,544
COMSYS Holdings Corp.	600	13,341
Daiichi Sankyo Co. Ltd.	4,500	114,540
Daiichikosho Co. Ltd.	400	12,103
Daikin Industries Ltd.	1,500	339,351
Daito Trust Construction Co. Ltd.	1,200	137,544
DIC Corp.	8,600	216,841
Disco Corp.	400	121,773
DMG Mori Co. Ltd.	3,400	58,498
Ebara Corp.	500	27,768
Eisai Co. Ltd.	2,800	159,704
EXEO Group, Inc.	2,200	46,377
Fuji Media Holdings, Inc.	3,400	32,742
FUJIFILM Holdings Corp.	2,000	148,050
Hikari Tsushin, Inc.	700	107,507
Hisamitsu Pharmaceutical Co., Inc.	300	10,346
Hoya Corp.	4,900	726,889
Inpex Corp.	37,700	328,070
ITOCHU Corp.	20,500	627,385
Izumi Co. Ltd.	900	25,246
Japan Post Holdings Co. Ltd.	45,100	351,793
Japan Tobacco, Inc.	95,000	1,918,617
JTEKT Corp.	1,200	10,503
Kaneka Corp.	6,300	206,659
Kao Corp.	5,100	266,673
KDDI Corp.	10,400	303,566
Keyence Corp.	2,600	1,632,249
Koito Manufacturing Co. Ltd.	1,200	63,607
Kuraray Co. Ltd.	1,700	14,792
Lintec Corp.	500	11,462
Lion Corp.	6,400	85,533
Marubeni Corp.	27,600	269,187
Matsui Securities Co. Ltd.	2,500	17,172
Mitsubishi HC Capital, Inc.	10,900	53,845
Mitsubishi Heavy Industries Ltd.	1,400	32,434
Mitsubishi Materials Corp.	6,000	103,164
Mitsui Mining & Smelting Co. Ltd.	1,100	30,028
MS&AD Insurance Group Holdings, Inc.	19,700	606,814
Murata Manufacturing Co. Ltd.	3,500	278,127
NEC Corp.	7,300	337,144
NET One Systems Co. Ltd.	1,700	45,659
Nexon Co. Ltd.	4,400	85,009
NGK Spark Plug Co. Ltd.	9,300	162,124
NH Foods Ltd.	1,800	64,819
Nihon M&A Center Holdings, Inc.	2,900	71,077
Nikon Corp.	13,300	143,156
Nippon Shokubai Co. Ltd.	2,400	110,981
Nippon Television Holdings, Inc.	2,700	27,442
NOF Corp.	200	10,102
NOK Corp.	700	7,621
Obic Co. Ltd.	500	93,385
Olympus Corp.	24,500	564,971
Omron Corp.	2,100	209,150

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
Pola Orbis Holdings, Inc.	800	$13,315
Rakus Co. Ltd.	4,100	109,644
Recruit Holdings Co. Ltd.	17,800	1,081,190
Relo Group, Inc.	1,800	32,464
Ricoh Co. Ltd.	8,500	79,017
Rinnai Corp.	300	27,067
Secom Co. Ltd.	2,100	145,945
Seiko Epson Corp.	2,200	39,597
Sekisui House Ltd.	25,200	540,700
Shimamura Co. Ltd.	200	16,810
Shin-Etsu Chemical Co. Ltd.	2,300	397,946
SoftBank Corp.	23,000	291,245
SoftBank Group Corp.	9,800	464,986
Sojitz Corp.	1,400	21,031
Subaru Corp.	26,400	471,925
Sumitomo Chemical Co. Ltd.	345,000	1,626,601
Sumitomo Corp.	18,200	269,602
Sumitomo Heavy Industries Ltd.	700	16,999
Sumitomo Mitsui Financial Group, Inc.	59,900	2,049,912
Sumitomo Rubber Industries Ltd.	27,000	275,103
Sundrug Co. Ltd.	1,300	33,951
Suntory Beverage & Food Ltd.	6,800	245,857
Sysmex Corp.	500	67,539
T&D Holdings, Inc.	6,900	88,023
Taiheiyo Cement Corp.	800	15,809
TDK Corp.	400	15,614
Teijin Ltd.	2,100	25,837
Terumo Corp.	18,800	794,115
Tokio Marine Holdings, Inc.	7,500	416,701
Tokyo Electron Ltd.	3,900	2,237,774
Tokyo Gas Co. Ltd.	11,500	206,228
Toshiba Corp.	3,200	131,506
Toyoda Gosei Co. Ltd.	1,700	36,984
Trend Micro, Inc.*	1,600	88,839
Unicharm Corp.	11,800	513,566
Welcia Holdings Co. Ltd.	1,200	37,379
Yamada Holdings Co. Ltd.	93,200	318,610
Yamaguchi Financial Group, Inc.	7,600	44,497
Yamaha Motor Co. Ltd.	2,700	64,871
Yamazaki Baking Co. Ltd.	1,500	19,929
Zenkoku Hosho Co. Ltd.	1,300	56,600

		28,191,506

Kuwait — 0.0%
National Bank of Kuwait SAKP	19,871	65,489

Luxembourg — 0.0%
APERAM SA	175	9,509
Eurofins Scientific SE	126	15,611
RTL Group SA	1,149	61,144
SES SA	4	32

		86,296

Malaysia — 0.2%
AirAsia Group Bhd*	243,800	46,300
Axiata Group Bhd	17,900	17,883
Bumi Armada Bhd*	102,600	11,614
CIMB Group Holdings Bhd	392,100	512,865
D&O Green Technologies Bhd	15,600	22,094

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Malaysia (cont’d.)
Fraser & Neave Holdings Bhd	2,300	$13,665
Hartalega Holdings Bhd	79,600	109,500
Hong Leong Bank Bhd	11,900	53,204
IHH Healthcare Bhd	77,100	135,818
Inari Amertron Bhd	103,900	99,635
Kossan Rubber Industries Bhd	91,200	42,075
Kuala Lumpur Kepong Bhd	7,300	38,194
Malayan Banking Bhd	518,200	1,033,110
MISC Bhd	5,100	8,627
My EG Services Bhd	92,800	23,894
Petronas Chemicals Group Bhd	38,400	82,266
Petronas Dagangan Bhd	6,100	30,148
Press Metal Aluminium Holdings Bhd	62,700	87,091
Public Bank Bhd	1,115,800	1,114,987
QL Resources Bhd	14,850	16,291
RHB Bank Bhd	143,400	184,902
Sime Darby Bhd	260,200	145,010
Sime Darby Plantation Bhd	5,800	5,235
Supermax Corp. Bhd	99,063	34,993
Telekom Malaysia Bhd	114,300	150,976
Tenaga Nasional Bhd	257,800	578,540
Westports Holdings Bhd	26,000	25,292

		4,624,209

Mexico — 0.2%
Arca Continental SAB de CV	27,928	177,344
Cemex SAB de CV, ADR*	4,574	31,012
Cemex SAB de CV, UTS*	201,663	137,787
Coca-Cola Femsa SAB de CV, ADR	2,182	119,552
Coca-Cola Femsa SAB de CV, UTS	21,003	115,409
Corp Inmobiliaria Vesta SAB de CV	1,097,815	2,200,402
Fomento Economico Mexicano SAB de CV, ADR	2,506	194,741
Fomento Economico Mexicano SAB de CV, UTS	29,981	233,531
Grupo Aeroportuario del Centro Norte SAB de CV	4,893	32,882
Grupo Bimbo SAB de CV (Class A Stock)	69,785	215,025
Grupo Financiero Banorte SAB de CV (Class O Stock)	74,958	487,517
Grupo Mexico SAB de CV (Class B Stock)	56,452	246,094
Grupo Televisa SAB, UTS	28,046	52,611
Industrias Penoles SAB de CV	819	9,441
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	26,801	40,721
Megacable Holdings SAB de CV, UTS	4,800	16,407
Orbia Advance Corp. SAB de CV	9,689	24,729
Wal-Mart de Mexico SAB de CV	119,863	446,190

		4,781,395

Netherlands — 0.5%
Aalberts NV	228	15,110
Adyen NV, 144A*	36	94,658
Argenx SE*	59	21,021
ASML Holding NV	3,729	2,987,002
ASR Nederland NV	12,497	576,724
EXOR NV	733	66,011

	Shares	Value

COMMON STOCKS (continued)
Netherlands (cont’d.)
IMCD NV	2,043	$453,680
JDE Peet’s NV	7,954	246,287
Koninklijke Ahold Delhaize NV	58,964	2,020,924
Koninklijke KPN NV	156,234	485,630
Koninklijke Philips NV	679	25,305
Koninklijke Vopak NV	360	12,616
NN Group NV	4,663	253,642
OCI NV*	404	10,608
PostNL NV	73,198	319,908
Randstad NV	13,488	924,084
Royal Dutch Shell PLC (Class A Stock)	34,625	760,082
Royal Dutch Shell PLC (Class B Stock)	5,216	114,507
Signify NV, 144A	2,965	137,511
Wolters Kluwer NV	13,678	1,610,901

		11,136,211

New Zealand — 0.0%
Fisher & Paykel Healthcare Corp. Ltd.	14,947	335,058

Norway — 0.1%
Equinor ASA	67,137	1,781,017
Gjensidige Forsikring ASA	901	21,882
Leroy Seafood Group ASA	5	39
Nordic Semiconductor ASA*	539	18,109
Schibsted ASA (Class B Stock)	1,083	36,216

		1,857,263

Peru — 0.0%
Southern Copper Corp.	2,732	168,592

Philippines — 0.0%
Aboitiz Equity Ventures, Inc.	59,700	63,837
Ayala Corp.	3,010	49,024
Ayala Land, Inc.	98,300	70,776
International Container Terminal Services, Inc.	55,520	217,830
JG Summit Holdings, Inc.	17,556	18,259
Metro Pacific Investments Corp.	95,000	7,280
Metropolitan Bank & Trust Co.	13,079	14,297
San Miguel Corp.	2,700	6,093
SM Prime Holdings, Inc.	37,200	24,706
Universal Robina Corp.	17,990	45,231

		517,333

Poland — 0.0%
Bank Polska Kasa Opieki SA	1,568	47,417
Grupa Lotos SA*	669	10,168
Polski Koncern Naftowy ORLEN SA	2,094	38,637
Polskie Gornictwo Naftowe i Gazownictwo SA	61,486	96,083
Santander Bank Polska SA	673	58,075

		250,380

Portugal — 0.0%
EDP - Energias de Portugal SA	6,438	35,414
Jeronimo Martins SGPS SA	12,162	277,857

		313,271

Qatar — 0.0%
Barwa Real Estate Co.	12,245	10,280

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Qatar (cont’d.)
Commercial Bank PSQC (The)	23,506	$43,492
Industries Qatar QSC	17,710	75,261
Masraf Al Rayan QSC	43,560	55,470
Ooredoo QPSC	8,472	16,329
Qatar Islamic Bank SAQ	13,724	69,107
Qatar National Bank QPSC	53,645	297,414

		567,353

Romania — 0.0%
NEPI Rockcastle PLC	10,956	73,069

Russia — 0.2%
Alrosa PJSC	310,842	509,300
Coca-Cola HBC AG*	3	104
Gazprom PJSC	95,851	439,192
Gazprom PJSC, ADR	20,722	190,782
Inter RAO UES PJSC	243,130	13,855
LUKOIL PJSC	14,196	1,248,229
LUKOIL PJSC, ADR	9,681	864,197
Magnit PJSC, GDR	1,998	30,036
MMC Norilsk Nickel PJSC	1,668	506,577
MMC Norilsk Nickel PJSC, ADR	1,140	35,202
Mobile TeleSystems PJSC, ADR	3,424	27,221
Novolipetsk Steel PJSC	19,999	58,002
PhosAgro PJSC	200	15,545
PhosAgro PJSC, GDR	4,014	87,017
Sberbank of Russia PJSC, ADR	24,105	385,936
Tatneft PJSC	44,425	294,246
Tatneft PJSC, ADR	1,372	56,951

		4,762,392

Saudi Arabia — 0.1%
Al Rajhi Bank	21,745	821,085
Aldrees Petroleum and Transport Services Co.	4,592	81,762
Alinma Bank	16,014	102,114
Almarai Co. JSC	3,405	44,188
Bank AlBilad*	10,907	134,574
Banque Saudi Fransi	2,140	26,935
Dr. Sulaiman Al Habib Medical Services Group Co.	995	42,756
Etihad Etisalat Co.	29,937	248,393
Jarir Marketing Co.	2,950	154,688
Leejam Sports Co. JSC	644	18,715
Riyad Bank	13,192	95,139
SABIC Agri-Nutrients Co.	448	21,085
Sahara International Petrochemical Co.	3,363	37,692
Saudi Airlines Catering Co.*	3,023	62,685
Saudi Arabian Mining Co.*	6,402	133,814
Saudi Arabian Oil Co., 144A	22,243	211,888
Saudi Basic Industries Corp	20,233	625,021
Saudi National Bank (The)	13,752	235,870

		3,098,404

Singapore — 0.1%
Ascott Residence Trust, UTS	23,400	17,872
Jardine Cycle & Carriage Ltd	26,100	398,923
Mapletree Logistics Trust, REIT	11,700	16,485
NetLink NBN Trust, UTS	13,900	10,314

	Shares	Value

COMMON STOCKS (continued)
Singapore (cont’d.)
Oversea-Chinese Banking Corp. Ltd.	27,200	$230,206
Singapore Telecommunications Ltd.	503,900	866,967
Suntec Real Estate Investment Trust, REIT	9,100	10,192
United Overseas Bank Ltd.	9,500	189,593

		1,740,552

South Africa — 0.3%
Absa Group Ltd.	14,143	135,255
Anglo American Platinum Ltd.	2,310	263,544
Anglo American PLC (BATE)	6,424	262,749
Anglo American PLC (XJSE)	5,895	241,136
Aspen Pharmacare Holdings Ltd.	2,946	41,470
AVI Ltd.	25,648	118,973
Bidvest Group Ltd. (The)	12,592	149,767
Capitec Bank Holdings Ltd.	2,378	304,304
Clicks Group Ltd.	8,805	174,668
FirstRand Ltd.	165,295	629,919
Foschini Group Ltd. (The)*	25,309	197,099
Gold Fields Ltd.	29,770	327,082
Growthpoint Properties Ltd., REIT	12,547	12,107
Impala Platinum Holdings Ltd.	14,031	198,299
Investec Ltd.	625	3,433
Kumba Iron Ore Ltd.	929	26,832
Life Healthcare Group Holdings Ltd.	35,503	53,636
Mr. Price Group Ltd.	14,634	183,795
MTN Group Ltd.*	25,220	270,043
MultiChoice Group	4,732	36,227
Naspers Ltd. (Class N Stock)	9,310	1,441,401
Nedbank Group Ltd.	13,473	147,808
Netcare Ltd.*	128,878	128,720
Northam Platinum Holdings Ltd.*	1,855	24,421
Old Mutual Ltd.	268,284	220,322
Pepkor Holdings Ltd., 144A*	87,875	121,036
Remgro Ltd.	21,508	177,087
Sanlam Ltd.	5,465	20,363
Sappi Ltd.*	17,023	48,892
Shoprite Holdings Ltd.	12,843	168,382
Sibanye Stillwater Ltd.	2,005	6,193
Standard Bank Group Ltd.	84,706	744,062
Telkom SA SOC Ltd.*	10,771	36,567
Truworths International Ltd.	29,123	95,691
Vodacom Group Ltd.	13,661	115,594
Woolworths Holdings Ltd.	61,901	201,370

		7,328,247

South Korea — 0.8%
Amorepacific Corp.*	958	133,335
Amorepacific Group*	670	24,792
BGF retail Co. Ltd.*	507	61,855
Celltrion, Inc.	1,093	182,442
Cheil Worldwide, Inc.*	2,597	49,442
CJ CheilJedang Corp.*	655	213,458
CJ Logistics Corp.*	460	48,502
Daehan Steel Co. Ltd.*	418	5,461
Dongkuk Steel Mill Co. Ltd.*	3,351	44,778
Doosan Bobcat, Inc.*	3,785	129,857
Doosan Co. Ltd.*	819	81,197
GS Retail Co. Ltd.*	1,008	25,755

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
South Korea (cont’d.)
Hana Financial Group, Inc.	1,046	$36,916
Hankook Tire & Technology Co. Ltd.*	2,334	77,667
Hugel, Inc.	483	62,426
Hyundai Construction Equipment Co. Ltd.*	2,306	78,534
Hyundai Electric & Energy System Co. Ltd.*	439	7,341
Hyundai Glovis Co. Ltd.*	403	56,980
Hyundai Mobis Co. Ltd.	2,402	510,372
Hyundai Motor Co.	946	165,535
Intellian Technologies, Inc.*	211	16,293
Kakao Corp.	6,137	578,401
Kia Corp.*	1,137	78,127
Kolon Industries, Inc.	914	54,455
Korea Gas Corp.*	6,837	224,707
Korea Zinc Co. Ltd.*	605	258,982
Krafton, Inc.*	33	12,750
KT Corp.	11,175	284,340
KT Corp., ADR	13,711	172,347
LG Chem Ltd.*	1,012	523,954
LG Display Co. Ltd.*	3,661	75,562
LG Display Co. Ltd., ADR*	1,426	14,403
LG Electronics, Inc.	2,754	319,689
LG HelloVision Co. Ltd.*	1,713	7,968
LG Household & Health Care Ltd.*	201	185,480
LG Innotek Co. Ltd.*	113	34,639
Lotte Chemical Corp.*	851	154,488
Lotte Shopping Co. Ltd.*	861	62,877
LS Electric Co. Ltd.*	2,567	119,796
LX Hausys Ltd.*	1,192	61,577
NAVER Corp.*	6,034	1,920,859
NCSoft Corp.*	563	304,695
NHN Corp.*	1,778	67,291
Orion Corp.*	146	12,639
POSCO	2,420	552,888
POSCO, ADR	2,845	165,835
Samsung C&T Corp.*	915	91,046
Samsung Electro-Mechanics Co. Ltd.*	2,210	366,937
Samsung Electronics Co. Ltd.	108,506	7,132,687
Samsung SDI Co. Ltd.	496	272,201
Samsung SDS Co. Ltd.*	781	102,757
Seah Besteel Corp.*	3,018	50,480
Shinhan Financial Group Co. Ltd.	16,914	522,695
Shinsegae International, Inc.	171	20,770
Shinsegae, Inc.	75	15,960
SK Bioscience Co. Ltd.*	54	10,263
SK Hynix, Inc.	4,267	468,910
SK Innovation Co. Ltd.*	2,703	542,750
SK Square Co. Ltd.*	1,027	56,970
SK Telecom Co. Ltd.	5,915	286,942
S-Oil Corp.	3,811	274,681

		18,477,736

Spain — 0.2%
Acciona SA	131	25,011
Banco Bilbao Vizcaya Argentaria SA	3,947	23,436
Banco de Sabadell SA*	66,211	44,481
Bankinter SA	11,630	59,572
Cellnex Telecom SA, 144A	36,579	2,127,567

	Shares	Value

COMMON STOCKS (continued)
Spain (cont’d.)
Fluidra SA	7,256	$289,970
Grifols SA	2,291	44,114
Industria de Diseno Textil SA	29,355	952,004
Repsol SA	13,448	159,771
Telefonica SA	160	700

		3,726,626

Sweden — 0.2%
Atlas Copco AB (Class A Stock)	14,627	1,010,832
Atlas Copco AB (Class B Stock)	4,314	253,053
Avanza Bank Holding AB	330	12,113
Castellum AB	915	24,660
Elekta AB (Class B Stock)	21,155	268,048
Evolution AB, 144A	236	33,453
Getinge AB (Class B Stock)	1,368	59,740
Hexagon AB (Class B Stock)	21,194	335,647
Indutrade AB	1,408	43,095
Investor AB (Class A Stock)	1,326	35,046
Investor AB (Class B Stock)	26,044	654,809
L E Lundbergforetagen AB (Class B Stock)	2,414	135,741
Loomis AB	922	24,522
Lundin Energy AB	4,022	143,849
Pandox AB*	2,570	41,483
Saab AB (Class B Stock)	15,616	397,085
Sagax AB (Class B Stock)	1,436	48,356
Samhallsbyggnadsbolaget i Norden AB	7,251	53,277
SSAB AB (Class A Stock)*	3,900	22,587
Swedish Match AB	162,192	1,291,209
Tele2 AB (Class B Stock)	14,060	200,635
Telefonaktiebolaget LM Ericsson (Class B Stock)	29,066	318,855

		5,408,095

Switzerland — 0.5%
ABB Ltd.	43,831	1,673,898
Adecco Group AG	2,327	118,589
Baloise Holding AG	659	107,620
Banque Cantonale Vaudoise	145	11,263
BKW AG	107	13,959
Cie Financiere Richemont SA (Class A Stock)	7,245	1,085,035
Givaudan SA	430	2,257,795
IWG PLC*	766	3,009
Lonza Group AG	10	8,341
Nestle SA	10,092	1,412,428
Novartis AG	33,908	2,978,175
Partners Group Holding AG	116	191,333
PSP Swiss Property AG	120	14,982
Roche Holding AG (BATE)	1,452	603,462
Roche Holding AG (SWX)	34	15,233
Sika AG	383	159,695
Sonova Holding AG	235	91,924
Tecan Group AG	101	61,517
VAT Group AG, 144A	122	60,632

		10,868,890

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Taiwan — 1.1%
Advantech Co. Ltd.	6,000	$85,790
Alchip Technologies Ltd.	4,000	148,001
Anpec Electronics Corp.	6,000	60,293
ASE Technology Holding Co. Ltd.	54,000	206,719
Asia Polymer Corp.	11,000	14,570
ASPEED Technology, Inc.	1,000	128,969
AU Optronics Corp.	219,000	182,371
Bizlink Holding, Inc.	11,000	104,188
Cathay Financial Holding Co. Ltd.	180,432	408,718
Chailease Holding Co. Ltd.	20,645	196,204
Chang Hwa Commercial Bank Ltd.	156,370	96,011
China Airlines Ltd.*	181,000	180,493
China Steel Corp.	235,000	301,438
China Steel Structure Co. Ltd.	6,000	12,866
ChipMOS Technologies, Inc.	43,000	75,527
Chung Hung Steel Corp.	11,000	16,414
CTBC Financial Holding Co. Ltd.	1,310,680	1,227,127
Delta Electronics, Inc.	46,000	459,101
E Ink Holdings, Inc.	16,000	87,246
E.Sun Financial Holding Co. Ltd.	197,366	199,896
Elite Material Co. Ltd.	13,000	130,930
Eva Airways Corp.*	377,000	381,377
Evergreen Marine Corp. Taiwan Ltd.	67,000	346,741
Everlight Electronics Co. Ltd.	12,000	22,885
Far Eastern New Century Corp.	89,000	94,132
Far EasTone Telecommunications Co. Ltd.	37,000	86,331
Faraday Technology Corp.	30,000	260,591
Formosa Plastics Corp.	87,000	326,790
GeneReach Biotechnology Corp.	8,353	27,545
Global Unichip Corp.	5,000	106,025
Gold Circuit Electronics Ltd.	4,000	11,051
Gourmet Master Co. Ltd.	16,000	65,129
Hiwin Technologies Corp.	13,210	146,511
Hon Hai Precision Industry Co. Ltd.	145,000	544,483
King Yuan Electronics Co. Ltd.	35,000	56,768
Kinsus Interconnect Technology Corp.	23,000	194,884
Largan Precision Co. Ltd.	2,000	178,388
Longchen Paper & Packaging Co. Ltd.	15,000	13,239
Macronix International Co. Ltd.	103,000	157,849
Makalot Industrial Co. Ltd.	4,000	35,665
Marketech International Corp.	6,000	39,502
MediaTek, Inc.	57,000	2,446,880
momo.com, Inc.	1,000	58,791
Nan Ya Plastics Corp.	156,000	481,061
Nan Ya Printed Circuit Board Corp.	10,000	207,376
Nanya Technology Corp.	131,000	370,714
Novatek Microelectronics Corp.	33,000	640,940
PChome Online, Inc.	3,000	13,916
Pegavision Corp.	1,000	15,453
Primax Electronics Ltd.	5,000	10,259
Quanta Computer, Inc.	19,000	65,002
Realtek Semiconductor Corp.	65,000	1,358,606
Sea Ltd., ADR*	148	33,109
Sitronix Technology Corp.	5,000	57,935
St. Shine Optical Co. Ltd.	3,000	33,998
Swancor Holding Co. Ltd.	2,000	6,777
Taiwan Mobile Co. Ltd.	24,000	86,764

	Shares	Value

COMMON STOCKS (continued)
Taiwan (cont’d.)
Taiwan Semiconductor Manufacturing Co. Ltd.	502,000	$11,158,724
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,415	290,549
Taiwan Union Technology Corp.	21,000	77,457
Tong Hsing Electronic Industries Ltd.	2,000	21,504
TSRC Corp.	13,000	18,994
Tung Ho Steel Enterprise Corp.	18,090	43,877
Unimicron Technology Corp.	43,000	360,239
Uni-President Enterprises Corp.	289,000	715,198
United Microelectronics Corp.	276,000	649,287
United Microelectronics Corp., ADR(a)	9,011	105,429
USI Corp.	57,000	65,036
Vanguard International Semiconductor Corp.	33,000	187,889
Visual Photonics Epitaxy Co. Ltd.	18,000	93,552
Voltronic Power Technology Corp.	2,000	111,648
Wisdom Marine Lines Co. Ltd.	27,000	80,044
Yang Ming Marine Transport Corp.*	7,000	30,822
Yuanta Financial Holding Co. Ltd.	56,320	51,480

		27,368,068

Tanzania — 0.0%
AngloGold Ashanti Ltd.	15,607	323,688

Thailand — 0.1%
B Grimm Power PCL	7,200	8,739
B Grimm Power PCL, NVDR	19,800	24,033
Bangkok Bank PCL, NVDR	30,200	109,650
Bangkok Chain Hospital PCL, NVDR	36,900	22,220
Bangkok Dusit Medical Services PCL, NVDR	280,700	193,121
Chularat Hospital PCL, NVDR	92,400	10,133
Com7 PCL, NVDR	5,200	12,733
Energy Absolute PCL, NVDR	35,500	102,073
Gunkul Engineering PCL, NVDR	98,100	16,480
Hana Microelectronics PCL, NVDR	11,000	29,084
Home Product Center PCL, NVDR	17,200	7,462
KCE Electronics PCL, NVDR	3,900	10,286
Mega Lifesciences PCL, NVDR	48,700	73,693
Precious Shipping PCL, NVDR	136,400	67,769
PTT Exploration & Production PCL, NVDR	72,300	255,115
PTT PCL, NVDR	459,100	521,556
Thai Union Group PCL, NVDR	377,400	220,535

		1,684,682

Turkey — 0.0%
Akbank TAS	75,041	40,895
Arcelik A/S	3,028	11,088
Enerjisa Enerji A/S, 144A	9,132	8,916
Ford Otomotiv Sanayi A/S	366	6,774
KOC Holding A/S	22,792	48,945
Koza Altin Isletmeleri A/S*	1,266	11,102
Migros Ticaret A/S*	12,685	36,519
Turk Telekomunikasyon A/S	13,361	9,745
Turkcell Iletisim Hizmetleri A/S	386,388	539,422
Turkcell Iletisim Hizmetleri A/S, ADR	3,811	13,682
Turkiye Garanti Bankasi A/S	36,863	31,434

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Turkey (cont’d.)
Turkiye Is Bankasi A/S (Class C Stock)	138,019	$75,028
Turkiye Petrol Rafinerileri A/S*	7,088	83,028
Yapi ve Kredi Bankasi A/S	50,855	13,014

		929,592

United Arab Emirates — 0.0%
Abu Dhabi Commercial Bank PJSC	34,766	80,764
Abu Dhabi Islamic Bank PJSC	7,294	13,625
Aldar Properties PJSC	41,426	44,964
Dubai Islamic Bank PJSC	33,686	49,309
Emaar Properties PJSC	46,233	61,484
Emirates NBD Bank PJSC	29,346	107,395
Emirates Telecommunications Group Co. PJSC	20,039	172,986
First Abu Dhabi Bank PJSC	48,885	250,556
NMC Health PLC*^	411	—

		781,083

United Kingdom — 0.8%
Ashtead Group PLC	19,849	1,592,971
Associated British Foods PLC	10,526	285,438
AstraZeneca PLC	10,779	1,262,370
Auto Trader Group PLC, 144A	2,755	27,596
Barclays PLC	43,215	109,402
Bellway PLC	2,273	102,512
BP PLC	397,031	1,776,234
British American Tobacco PLC	61,262	2,273,312
BT Group PLC	63,207	144,767
Burberry Group PLC	6,376	156,476
Centrica PLC*	22,648	21,954
CK Hutchison Holdings Ltd.	56,500	364,343
Coca-Cola Europacific Partners PLC	3,952	221,035
Croda International PLC	1,407	192,808
Diageo PLC	18,156	991,670
Direct Line Insurance Group PLC	3,186	12,019
Experian PLC	23,064	1,133,879
Future PLC	1,887	97,846
Greggs PLC	2,388	107,947
Halma PLC	3,506	151,696
HomeServe PLC	26,960	319,596
Howden Joinery Group PLC	10,908	133,014
IG Group Holdings PLC	5,031	55,355
IMI PLC	7,339	172,275
Imperial Brands PLC	14,513	317,249
International Consolidated Airlines Group SA*	14,076	27,197
Intertek Group PLC	330	25,099
ITV PLC*	203,015	298,046
J Sainsbury PLC	24,642	91,923
JD Sports Fashion PLC	11,430	33,666
JET2 PLC*	3	45
Kingfisher PLC	21,689	99,372
Liberty Global PLC (Class C Stock)*	2,190	61,517
Lloyds Banking Group PLC	1,316,844	852,718
Micro Focus International PLC	49,192	278,168
Next PLC	2,899	319,128
Phoenix Group Holdings PLC	13,568	119,777
RELX PLC	12,203	396,965
Renishaw PLC	165	10,652

	Shares	Value

COMMON STOCKS (continued)
United Kingdom (cont’d.)
Rightmove PLC	66,850	$718,955
Rolls-Royce Holdings PLC*	78,208	130,095
Royal Mail PLC	33,216	227,814
Smiths Group PLC	22,883	488,050
Spectris PLC	550	27,207
Standard Chartered PLC	12,848	77,857
Taylor Wimpey PLC	24,675	58,487
Tesco PLC	92,830	364,390
Tritax Big Box REIT PLC, REIT	1,321	4,452
Unilever PLC (BATE)	13,823	739,660
Unilever PLC (XAMS)	1,580	84,626
Vodafone Group PLC	76,057	115,098
WH Smith PLC*	568	11,411
Whitbread PLC*	5,834	236,067
WPP PLC	14,126	213,702

		18,135,908

United States — 19.9%
Abbott Laboratories	7,548	1,062,305
AbbVie, Inc.	9,915	1,342,491
Accenture PLC (Class A Stock)	3,609	1,496,111
ACI Worldwide, Inc.*	2,366	82,100
Adobe, Inc.*	6,471	3,669,445
Advance Auto Parts, Inc.	1,014	243,238
Advanced Micro Devices, Inc.*	13,262	1,908,402
Agilent Technologies, Inc.	14,500	2,314,925
Agree Realty Corp., REIT(a)	58,669	4,186,620
Alexandria Real Estate Equities, Inc., REIT	15,377	3,428,456
Align Technology, Inc.*	556	365,392
Allstate Corp. (The)	540	63,531
Ally Financial, Inc.	40,842	1,944,488
Alphabet, Inc. (Class A Stock)*	2,681	7,766,964
Alphabet, Inc. (Class C Stock)*	1,828	5,289,482
Altice USA, Inc. (Class A Stock)*	14,528	235,063
Amazon.com, Inc.*	3,173	10,579,861
American Eagle Outfitters, Inc.(a)	13,712	347,188
American Express Co.	8,133	1,330,559
American Homes 4 Rent (Class A Stock), REIT	13,746	599,463
AMETEK, Inc.	3,752	551,694
Amgen, Inc.	8,670	1,950,490
Analog Devices, Inc.	1,728	303,731
Anthem, Inc.	3,222	1,493,526
Aon PLC (Class A Stock)	474	142,465
APA Corp.	1	27
Apollo Global Management, Inc.	4,882	353,603
Apple, Inc.	103,981	18,463,906
Applied Materials, Inc.	9,459	1,488,468
Athene Holding Ltd. (Class A Stock)*	839	69,914
Atlassian Corp. PLC (Class A Stock)*	275	104,855
Automatic Data Processing, Inc.	6,372	1,571,208
AvalonBay Communities, Inc., REIT	35,070	8,858,331
Avery Dennison Corp.	1,577	341,531
Axon Enterprise, Inc.*	872	136,904
Ball Corp.	3,508	337,715
Bank of America Corp.	31,119	1,384,484
Berkshire Hathaway, Inc. (Class B Stock)*	118	35,282

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Biogen, Inc.*	1,006	$241,359
Blackstone, Inc.	252	32,606
Booking Holdings, Inc.*	646	1,549,903
BorgWarner, Inc.	39,033	1,759,217
Boston Properties, Inc., REIT	52,318	6,025,987
Bristol-Myers Squibb Co.	13,013	811,361
BRP, Inc.	231	20,234
Bruker Corp.	3,618	303,586
Builders FirstSource, Inc.*	866	74,225
C.H. Robinson Worldwide, Inc.(a)	15,148	1,630,379
Cadence Design Systems, Inc.*	2,578	480,410
Capital One Financial Corp.	4,452	645,941
CareTrust REIT, Inc., REIT	72,800	1,662,024
Cargurus, Inc.*	3	101
Caterpillar, Inc.	4,847	1,002,069
CBRE Group, Inc. (Class A Stock)*	4,666	506,308
Cerner Corp.	483	44,856
Chevron Corp.	3,279	384,791
Cigna Corp.	2,285	524,705
Cirrus Logic, Inc.*	6,511	599,142
Citigroup, Inc.	22,179	1,339,390
Cloudflare, Inc. (Class A Stock)*	186	24,459
CMS Energy Corp.	4,699	305,670
Coca-Cola Co. (The)	855	50,625
Colgate-Palmolive Co.	33,506	2,859,402
Comcast Corp. (Class A Stock)	32,890	1,655,354
Community Healthcare Trust, Inc., REIT	46,772	2,210,912
Consolidated Edison, Inc.	20,033	1,709,216
Corteva, Inc.	9,225	436,158
Costco Wholesale Corp.	5,587	3,171,740
Cousins Properties, Inc., REIT	111,429	4,488,360
Crowdstrike Holdings, Inc. (Class A Stock)*	116	23,751
CubeSmart, REIT	94,256	5,364,109
CVS Health Corp.	7,143	736,872
D.R. Horton, Inc.	4,770	517,306
Danaher Corp.	8,464	2,784,741
Dell Technologies, Inc. (Class C Stock)*	45,245	2,541,412
Devon Energy Corp.	8,597	378,698
Dexcom, Inc.*	1,302	699,109
Dick’s Sporting Goods, Inc.(a)	323	37,142
Digital Realty Trust, Inc., REIT	44,777	7,919,708
Discovery, Inc. (Class C Stock)*	2,031	46,510
DTE Energy Co.	17,868	2,135,941
Ecolab, Inc.	8,164	1,915,193
Edwards Lifesciences Corp.*	7,855	1,017,615
Eli Lilly & Co.	6,231	1,721,127
EOG Resources, Inc.	31,175	2,769,275
EPAM Systems, Inc.*	228	152,407
EPR Properties, REIT	104,732	4,973,723
Equifax, Inc.	6,637	1,943,247
Equinix, Inc., REIT	17,930	15,165,911
Estee Lauder Cos., Inc. (The) (Class A Stock)	5,128	1,898,386
Expedia Group, Inc.*	309	55,842
Expeditors International of Washington, Inc.	6,937	931,570

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Extra Space Storage, Inc., REIT	48,632	$11,026,333
Exxon Mobil Corp.	2,666	163,133
FactSet Research Systems, Inc.	1,688	820,385
Federal Realty Investment Trust, REIT	17,188	2,343,068
Ferguson PLC	230	40,734
Fidelity National Information Services, Inc.	14,707	1,605,269
First Republic Bank	12,191	2,517,563
Foot Locker, Inc.	2,545	111,038
Fortive Corp.	7,181	547,838
Fox Corp. (Class A Stock)	13,575	500,917
Fox Corp. (Class B Stock)	945	32,385
General Electric Co.	1,215	114,781
Genpact Ltd.	2,684	142,467
Global Payments, Inc.	2,257	305,101
Goldman Sachs Group, Inc. (The)	1,205	460,973
H&R Block, Inc.	27,672	651,952
Halliburton Co.	2	46
HashiCorp, Inc. (Class A Stock)*(a)	2,902	264,198
Helmerich & Payne, Inc.	1	24
Hewlett Packard Enterprise Co.	118,537	1,869,328
Hilton Grand Vacations, Inc.*	72,256	3,765,260
Hologic, Inc.*	2,221	170,040
Home Depot, Inc. (The)	3,659	1,518,522
Honeywell International, Inc.	5,839	1,217,490
HubSpot, Inc.*	686	452,177
Hudson Pacific Properties, Inc., REIT	48,432	1,196,755
Huntington Bancshares, Inc.	9,590	147,878
IDEXX Laboratories, Inc.*	4,078	2,685,200
IHS Markit Ltd.	2,403	319,407
Illinois Tool Works, Inc.(a)	12,115	2,989,982
Illumina, Inc.*	666	253,373
Intel Corp.	51,504	2,652,456
Intercontinental Exchange, Inc.	2,466	337,275
Intuit, Inc.	5,185	3,335,096
Invitation Homes, Inc., REIT	138,455	6,277,550
James Hardie Industries PLC, CDI	21,411	861,077
Johnson & Johnson	30,315	5,185,987
JPMorgan Chase & Co.	9,657	1,529,186
Juniper Networks, Inc.	19,530	697,416
Kellogg Co.	2,598	167,363
Keurig Dr. Pepper, Inc.	23,754	875,572
Keysight Technologies, Inc.*	3,594	742,197
KLA Corp.	601	258,496
Lam Research Corp.	1,294	930,580
Landstar System, Inc.	6,245	1,117,980
Legend Biotech Corp., ADR*	237	11,047
Levi Strauss & Co. (Class A Stock)	4,269	106,853
Life Storage, Inc., REIT	9,261	1,418,600
Lithia Motors, Inc.	359	106,605
Lockheed Martin Corp.	4,499	1,598,990
Lowe’s Cos., Inc.	1,900	491,112
Lyft, Inc. (Class A Stock)*	2,306	98,535
Manhattan Associates, Inc.*	1,238	192,497
Marsh & McLennan Cos., Inc.	17,161	2,982,925
Masco Corp.	3,318	232,990
Mastercard, Inc. (Class A Stock)	5,153	1,851,576
McCormick & Co., Inc.	2,760	266,644
McDonald’s Corp.	4,694	1,258,321

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
McKesson Corp.	6,544	$1,626,642
Medical Properties Trust, Inc., REIT	220,370	5,207,343
Medtronic PLC	2,285	236,383
Merck & Co., Inc.	13,753	1,054,030
Meta Platforms, Inc. (Class A Stock)*	10,595	3,563,628
MetLife, Inc.	40,125	2,507,411
Microsoft Corp.	39,709	13,354,931
Mid-America Apartment Communities, Inc., REIT	42,672	9,790,664
Moderna, Inc.*	767	194,803
Molina Healthcare, Inc.*	244	77,611
Molson Coors Beverage Co. (Class B Stock)(a)	17,394	806,212
Moody’s Corp.	999	390,189
Morgan Stanley	13,136	1,289,430
Mosaic Co. (The)	9,674	380,091
NetApp, Inc.	10,792	992,756
Nexstar Media Group, Inc. (Class A Stock)	436	65,827
NextEra Energy, Inc.	8,073	753,695
NiSource, Inc.	40,237	1,110,944
Nordstrom, Inc.*(a)	19,847	448,939
Northrop Grumman Corp.	971	375,845
NVIDIA Corp.	16,754	4,927,519
OGE Energy Corp.	38,986	1,496,283
Okta, Inc.*	3,079	690,219
Old Dominion Freight Line, Inc.	783	280,612
Otis Worldwide Corp.	21,008	1,829,167
Outfront Media, Inc., REIT	227,210	6,093,772
Owens Corning	783	70,861
Parade Technologies Ltd.	3,000	228,612
PayPal Holdings, Inc.*	7,342	1,384,554
Peloton Interactive, Inc. (Class A Stock)*	2,301	82,284
Penske Automotive Group, Inc.	3,719	398,751
PepsiCo, Inc.	3,765	654,018
Pfizer, Inc.	22,427	1,324,314
Phillips 66	4,730	342,736
Pinnacle Financial Partners, Inc.	3,782	361,181
Pinnacle West Capital Corp.	1,768	124,803
PNC Financial Services Group, Inc. (The)	2,660	533,383
Procter & Gamble Co. (The)	12,843	2,100,858
Prologis, Inc., REIT	161,629	27,211,858
Pure Storage, Inc. (Class A Stock)*	3,627	118,059
QUALCOMM, Inc.	6,576	1,202,553
Qurate Retail, Inc. (Class A Stock)	2	15
Ralph Lauren Corp.	2,076	246,753
Regency Centers Corp., REIT	36,134	2,722,697
Regeneron Pharmaceuticals, Inc.*	369	233,031
Regions Financial Corp.	25,426	554,287
Reinsurance Group of America, Inc.	766	83,869
Reliance Steel & Aluminum Co.	367	59,535
Rexford Industrial Realty, Inc., REIT	117,492	9,529,776
Rivian Automotive, Inc. (Class A Stock)*(a)	4,266	442,342
RLJ Lodging Trust, REIT	209,194	2,914,072
Roku, Inc.*	2,804	639,873
Roper Technologies, Inc.	851	418,573

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Ryder System, Inc.	11,158	$919,754
S&P Global, Inc.	6,693	3,158,627
salesforce.com, Inc.*	5,757	1,463,026
SBA Communications Corp., REIT	8,437	3,282,162
Schlumberger NV	70,602	2,114,530
Schneider Electric SE	11,903	2,336,269
Schneider National, Inc. (Class B Stock)	8,223	221,281
Service Corp. International(a)	7,939	563,590
ServiceNow, Inc.*	4,618	2,997,590
Sherwin-Williams Co. (The)	2,620	922,659
Silicon Laboratories, Inc.*(a)	1,721	355,249
Simon Property Group, Inc., REIT	52,239	8,346,225
Sims Ltd.	3,606	42,265
Sirius XM Holdings, Inc.(a)	93,349	592,766
SiteOne Landscape Supply, Inc.*	2,804	679,353
SL Green Realty Corp., REIT(a)	45,649	3,273,033
Snap, Inc. (Class A Stock)*	698	32,827
Snowflake, Inc. (Class A Stock)*	485	164,294
Spirit Realty Capital, Inc., REIT	92,532	4,459,117
Spotify Technology SA*	881	206,180
STAG Industrial, Inc., REIT	59,723	2,864,315
Stifel Financial Corp.	11,322	797,295
Sun Communities, Inc., REIT(a)	40,359	8,474,179
Sunnova Energy International, Inc.*	4,772	133,234
Tapestry, Inc.	1,806	73,324
Target Corp.	12,413	2,872,865
Tecnoglass, Inc.	596	15,609
TEGNA, Inc.	8,721	161,862
Teladoc Health, Inc.*	4,436	407,313
Tesla, Inc.*	4,705	4,972,150
Texas Instruments, Inc.	2,684	505,853
Thermo Fisher Scientific, Inc.	1,362	908,781
Tractor Supply Co.	1,616	385,578
Trane Technologies PLC	7,641	1,543,711
Travel + Leisure Co.	8,195	452,938
Travelers Cos., Inc. (The)	8,181	1,279,754
Twitter, Inc.*	4,175	180,443
Uber Technologies, Inc.*	1,351	56,647
UDR, Inc., REIT	139,168	8,348,688
Ulta Beauty, Inc.*	93	38,348
United Parcel Service, Inc. (Class B Stock)	5,996	1,285,183
United States Cellular Corp.*	9,594	302,403
UnitedHealth Group, Inc.	3,481	1,747,949
Verizon Communications, Inc.	14,576	757,369
VICI Properties, Inc., REIT(a)	256,658	7,727,972
Visa, Inc. (Class A Stock)(a)	22,039	4,776,072
VMware, Inc. (Class A Stock)	419	48,554
Voya Financial, Inc.(a)	36,029	2,389,083
Vulcan Materials Co.	3,793	787,351
Walmart, Inc.	12,518	1,811,229
Walt Disney Co. (The)*	13,962	2,162,574
Waste Connections, Inc.	2,918	397,636
Welltower, Inc., REIT	114,832	9,849,141
Western Alliance Bancorp	3,180	342,327
Western Digital Corp.*	8,092	527,679
Westrock Co.	8,338	369,874
Weyerhaeuser Co., REIT	2,182	89,855

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Whirlpool Corp.(a)	5,589	$1,311,515
Williams Cos., Inc. (The)	24,697	643,110
Willis Towers Watson PLC	3,481	826,703
Workday, Inc. (Class A Stock)*	8,259	2,256,194
Xilinx, Inc.	1,541	326,738
Zebra Technologies Corp. (Class A Stock)*	158	94,042
Zoetis, Inc.	12,601	3,075,022
ZoomInfo Technologies, Inc.*	1,946	124,933
Zynga, Inc. (Class A Stock)*	85,048	544,307

		480,649,939

TOTAL COMMON STOCKS (cost $692,559,952)		792,130,042

EXCHANGE-TRADED FUND — 2.0%
United States
Vanguard Real Estate ETF(a)	405,050	46,989,850

(cost $44,481,934)

PREFERRED STOCKS — 0.1%
Brazil — 0.1%
Azul SA (PRFC)*	3,482	15,241
Banco Bradesco SA (PRFC)	334,681	1,158,408
Gerdau SA (PRFC)	13,312	65,460
Itau Unibanco Holding SA (PRFC)	101,613	381,525
Itausa SA (PRFC)	6	10
Petroleo Brasileiro SA (PRFC)	36,026	183,674

		1,804,318

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA (PRFC B)	2,501	127,660

Colombia — 0.0%
Bancolombia SA (PRFC)	1,129	8,868

Germany — 0.0%
Fuchs Petrolub SE (PRFC)	479	21,734
Sartorius AG (PRFC)	811	548,950
Schaeffler AG (PRFC)	4,141	34,364
Volkswagen AG (PRFC)	464	93,733

		698,781

United States — 0.0%
Ligado Networks LLC (PRFC)*	3,262	145,173

TOTAL PREFERRED STOCKS (cost $3,325,006)		2,784,800

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 3.0%
United States
ACC Auto Trust,
Series 2021-A, Class A, 144A
1.080%	04/15/27	1,497	1,493,491
Avant Loans Funding Trust,
Series 2020-REV01, Class A, 144A
2.170%	05/15/29	2,800	2,803,268

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2021-REV01, Class A, 144A
1.210%	07/15/30	1,630	$1,616,534
Carvana Auto Receivables Trust,
Series 2021-N02, Class B
0.750%	03/10/28	501	497,771
Series 2021-N02, Class C
1.070%	03/10/28	1,052	1,043,921
College Loan Corp. Trust,
Series 2004-01, Class A4, 3 Month LIBOR + 0.190% (Cap N/A, Floor 0.000%)
0.314%(c)	04/25/24	196	193,018
Conn’s Receivables Funding LLC,
Series 2020-A, Class A, 144A
1.710%	06/16/25	143	143,436
Consumer Loan Underlying Bond Club Certificate Issuer Trust,
Series 2019-HP01, Class A, 144A
2.590%	12/15/26	295	295,847
Countrywide Asset-Backed Certificates Trust,
Series 2004-06, Class 2A5, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.882%(c)	11/25/34	44	43,748
Drive Auto Receivables Trust,
Series 2017-03, Class D, 144A
3.530%	12/15/23	85	85,153
Series 2018-03, Class D
4.300%	09/16/24	495	501,484
Series 2018-04, Class D
4.090%	01/15/26	354	360,167
Series 2019-01, Class D
4.090%	06/15/26	2,700	2,759,554
Series 2019-04, Class C
2.510%	11/17/25	782	786,097
Series 2020-01, Class C
2.360%	03/16/26	2,340	2,358,620
Series 2020-01, Class D
2.700%	05/17/27	3,000	3,055,762
Series 2020-02, Class A3
0.830%	05/15/24	94	93,913
Series 2020-02, Class B
1.420%	03/17/25	950	952,451
Series 2020-02, Class C
2.280%	08/17/26	610	618,034
Series 2021-01, Class C
1.020%	06/15/27	2,260	2,259,744
Series 2021-01, Class D
1.450%	01/16/29	710	706,395
DT Auto Owner Trust,
Series 2019-03A, Class C, 144A
2.740%	04/15/25	761	766,832
Series 2020-02A, Class A, 144A
1.140%	01/16/24	154	154,523
Exeter Automobile Receivables Trust,
Series 2019-04A, Class C, 144A
2.440%	09/16/24	1,554	1,562,260
Series 2020-01A, Class B, 144A
2.260%	04/15/24	271	271,208
Series 2020-03A, Class B
0.790%	09/16/24	1,097	1,097,195

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2020-03A, Class D
1.730%	07/15/26	490	$493,795
Series 2021-01A, Class C
0.740%	01/15/26	2,510	2,502,756
Series 2021-03A, Class C
0.960%	10/15/26	1,100	1,086,845
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	1,060	1,116,736
JPMorgan Chase Bank NA,
Series 2021-02, Class B, 144A
0.889%	12/26/28	1,565	1,557,144
Series 2021-02, Class C, 144A
0.969%	12/26/28	697	693,716
Series 2021-03, Class B, 144A
0.760%	02/26/29	2,572	2,556,340
Marlette Funding Trust,
Series 2019-04A, Class A, 144A
2.390%	12/17/29	49	49,033
OneMain Financial Issuance Trust,
Series 2019-02A, Class A, 144A
3.140%	10/14/36	2,380	2,504,930
Santander Drive Auto Receivables Trust,
Series 2019-01, Class C
3.420%	04/15/25	96	96,520
Series 2019-01, Class D
3.650%	04/15/25	2,500	2,535,197
Series 2020-02, Class B
0.960%	11/15/24	378	378,318
Series 2020-02, Class C
1.460%	09/15/25	1,010	1,014,720
Series 2020-02, Class D
2.220%	09/15/26	1,445	1,466,052
Series 2020-03, Class B
0.690%	03/17/25	2,510	2,511,560
Series 2020-04, Class C
1.010%	01/15/26	1,640	1,642,187
Series 2021-01, Class C
0.750%	02/17/26	1,350	1,348,633
Series 2021-03, Class C
0.950%	09/15/27	1,650	1,634,092
Series 2021-04, Class C
1.260%	02/16/27	1,880	1,868,541
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 144A
2.510%	01/26/32	1,660	1,716,009
Toyota Auto Loan Extended Note Trust,
Series 2020-01A, Class A, 144A
1.350%	05/25/33	1,310	1,306,435
Upstart Securitization Trust,
Series 2020-01, Class A, 144A
2.322%	04/22/30	737	738,424
Series 2021-01, Class A, 144A
0.870%	03/20/31	577	574,662
Series 2021-02, Class A, 144A
0.910%	06/20/31	1,422	1,419,276
Series 2021-03, Class A, 144A
0.830%	07/20/31	1,608	1,601,710

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2021-04, Class A, 144A
0.840%	09/20/31	2,556	$2,530,673
Series 2021-05, Class A, 144A
1.310%	11/20/31	1,360	1,355,028
Westlake Automobile Receivables Trust,
Series 2018-03A, Class D, 144A
4.000%	10/16/23	361	363,198
Series 2019-03A, Class D, 144A
2.720%	11/15/24	1,173	1,192,956
Series 2020-02A, Class B, 144A
1.320%	07/15/25	1,260	1,264,306
Series 2020-02A, Class C, 144A
2.010%	07/15/25	2,320	2,345,461
Series 2020-03A, Class B, 144A
0.780%	11/17/25	1,960	1,958,008
Series 2020-03A, Class C, 144A
1.240%	11/17/25	1,210	1,212,262

TOTAL ASSET-BACKED SECURITIES (cost $73,048,322)			73,155,949

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
United States
BANK,
Series 2019-BN23, Class A3
2.920%	12/15/52	580	611,974
Barclays Commercial Mortgage Securities Trust,
Series 2020-C08, Class A5
2.040%	10/15/53	824	811,852
Series 2021-C10, Class A5
2.492%	07/15/54	610	622,144
Benchmark Mortgage Trust,
Series 2018-B05, Class A4
4.208%	07/15/51	370	417,040
Series 2018-B06, Class A4
4.261%	10/10/51	320	361,959
Series 2019-B15, Class A5
2.928%	12/15/72	540	568,079
Series 2020-B19, Class A5
1.850%	09/15/53	480	466,835
Series 2020-B20, Class A5
2.034%	10/15/53	630	620,595
Series 2021-B23, Class A5
2.070%	02/15/54	550	542,991
Series 2021-B29, Class A5
2.388%	09/15/54	900	911,074
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class AM
3.691%	05/10/58	840	886,486
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class A5
3.616%	02/10/49	370	394,487
Series 2017-P08, Class AS
3.789%(cc)	09/15/50	680	735,074
Commercial Mortgage Trust,
Series 2012-LC04, Class A4
3.288%	12/10/44	23	22,741
Series 2013-LC06, Class AM
3.282%	01/10/46	190	193,380

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2014-CR17, Class A5
3.977%	05/10/47	360	$379,904
Series 2014-UBS06, Class A5
3.644%	12/10/47	350	368,721
Fannie Mae-Aces,
Series 2018-M08, Class A2
3.325%(cc)	06/25/28	1,400	1,532,061
Series 2020-M42, Class A2
1.270%	07/25/30	1,940	1,855,061
FHLMC Multifamily Structured Pass-Through Certificates,
Series K064, Class A2
3.224%	03/25/27	600	648,694
Series K090, Class A2
3.422%	02/25/29	1,090	1,210,597
Series K115, Class A2
1.383%	06/25/30	1,100	1,067,076
Series KSG1, Class A2
1.503%	09/25/30	700	684,835
GS Mortgage Securities Trust,
Series 2012-GCJ07, Class AS
4.085%	05/10/45	160	160,841
Series 2014-GC20, Class A5
3.998%	04/10/47	490	512,685
Series 2020-GC47, Class A4
2.125%	05/12/53	460	458,112
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14, Class A4
4.133%(cc)	08/15/46	188	193,901
Series 2013-C17, Class A3
3.928%	01/15/47	450	459,319
Series 2015-C30, Class A5
3.822%	07/15/48	1,415	1,515,910
Series 2015-C33, Class A4
3.770%	12/15/48	870	934,966
Series 2016-C01, Class A5
3.576%	03/15/49	490	521,184
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C04, Class A2
2.882%	12/15/49	827	850,200
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class AS
4.271%	06/15/45	170	171,705
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C09, Class A4
3.102%	05/15/46	590	600,128
Series 2013-C13, Class A4
4.039%	11/15/46	310	323,903
Series 2014-C14, Class AS
4.384%(cc)	02/15/47	150	157,458
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class A4
3.779%(cc)	05/15/48	360	382,825
Series 2015-UBS08, Class A3
3.540%	12/15/48	1,180	1,245,943
Series 2019-L03, Class AS
3.490%	11/15/52	380	408,328

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2020-L04, Class A3
2.698%	02/15/53	800	$829,124
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C06, Class A4
3.244%	04/10/46	925	942,026
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class AS
3.580%	02/15/48	500	517,714
Series 2020-C56, Class A5
2.448%	06/15/53	600	610,886
Series 2021-C60, Class A4
2.342%	08/15/54	640	645,040
WFRBS Commercial Mortgage Trust,
Series 2012-C08, Class AS
3.660%	08/15/45	340	342,969
Series 2012-C10, Class AS
3.241%	12/15/45	390	394,877
Series 2013-C15, Class A4
4.153%(cc)	08/15/46	450	465,080
Series 2014-C23, Class AS
4.210%(cc)	10/15/57	450	474,283

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $30,590,386)			30,033,067

CORPORATE BONDS — 9.1%
Australia — 0.0%
Westpac Banking Corp.,
Sub. Notes
2.963%	11/16/40	40	39,138

Brazil — 0.0%
Vale Overseas Ltd.,
Gtd. Notes
6.250%	08/10/26	120	139,314
6.875%	11/10/39(a)	68	91,314
Vale SA,
Sr. Unsec’d. Notes
5.625%	09/11/42	10	11,946

			242,574

Canada — 0.3%
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
0.625%	07/09/24	325	320,536
Bank of Nova Scotia (The),
Sr. Unsec’d. Notes
0.650%	07/31/24(a)	740	729,923
1.050%	03/02/26	320	312,559
Brookfield Finance, Inc.,
Gtd. Notes
3.500%	03/30/51	275	289,913
Canadian Imperial Bank of Commerce,
Sr. Unsec’d. Notes
0.450%	06/22/23	990	983,212
0.950%	06/23/23	490	490,392
2.250%	01/28/25	122	124,797

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (cont’d.)
2.606%(ff)	07/22/23	120	$121,241
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
4.400%	04/15/29	165	182,601
Enbridge, Inc.,
Gtd. Notes
0.550%	10/04/23	105	104,315
2.500%	08/01/33	60	59,027
3.400%	08/01/51	75	76,491
Fairfax Financial Holdings Ltd.,
Sr. Unsec’d. Notes
3.375%	03/03/31	135	139,064
Royal Bank of Canada,
Sr. Unsec’d. Notes, GMTN
0.750%	10/07/24(a)	1,030	1,019,613
2.250%	11/01/24	57	58,593
Sr. Unsec’d. Notes, MTN
1.150%	06/10/25	70	69,386
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, MTN
0.300%	06/02/23	370	367,781
2.650%	06/12/24(a)	554	574,550

			6,023,994

China — 0.0%
Baidu, Inc.,
Sr. Unsec’d. Notes
1.720%	04/09/26	200	197,416
CNOOC Finance 2013 Ltd.,
Gtd. Notes
3.000%	05/09/23	200	204,689
NXP BV/NXP Funding LLC/NXP USA, Inc.,
Gtd. Notes, 144A
2.700%	05/01/25	50	51,656

			453,761

Germany — 0.1%
Deutsche Bank AG,
Sr. Unsec’d. Notes, Series E
0.962%	11/08/23	175	174,563
Deutsche Telekom International Finance BV,
Gtd. Notes
8.750%	06/15/30	609	885,475

			1,060,038

Ireland — 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
1.150%	10/29/23	150	149,372
1.650%	10/29/24	195	194,744
2.450%	10/29/26	150	151,126
3.000%	10/29/28	150	152,249
4.500%	09/15/23	290	304,354

			951,845

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Japan — 0.2%
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
0.953%(ff)	07/19/25(a)		640	$632,689
2.309%(ff)	07/20/32		200	197,434
2.494%(ff)	10/13/32		270	269,878
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes
2.555%(ff)	09/13/25		1,140	1,170,666
Nomura Holdings, Inc.,
Sr. Unsec’d. Notes
2.648%	01/16/25		410	421,835
ORIX Corp.,
Sr. Unsec’d. Notes
2.900%	07/18/22		1,280	1,293,877
Sumitomo Mitsui Financial Group, Inc.,
Sr. Unsec’d. Notes
1.474%	07/08/25		460	457,496
2.348%	01/15/25		435	445,580
Toyota Motor Corp.,
Sr. Unsec’d. Notes
0.681%	03/25/24		75	74,343

				4,963,798

Netherlands — 0.0%
Cooperatieve Rabobank UA,
Gtd. Notes
4.375%	08/04/25		250	271,241
ING Groep NV,
Sr. Unsec’d. Notes
3.150%	03/29/22		345	347,214
Shell International Finance BV,
Gtd. Notes
2.375%	11/07/29		1	1,023

				619,478

Norway — 0.0%
Equinor ASA,
Gtd. Notes
3.700%	04/06/50		150	172,149

Peru — 0.0%
Southern Copper Corp.,
Sr. Unsec’d. Notes
3.875%	04/23/25		295	315,841
6.750%	04/16/40		85	119,221

				435,062

Portugal — 0.0%
Banco Espirito Santo SA,
Sr. Unsec’d. Notes, EMTN
2.625%	05/08/17(d)	EUR	300	49,525
4.750%	01/15/18(d)	EUR	400	66,033

				115,558

Spain — 0.1%
Banco Santander SA,
Sr. Unsec’d. Notes
0.701%(ff)	06/30/24		600	596,440

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Spain (cont’d.)
1.722%(ff)	09/14/27	200	$196,289
2.746%	05/28/25	400	413,762
Sub. Notes
2.749%	12/03/30	400	391,182

			1,597,673

Switzerland — 0.0%
Credit Suisse AG,
Sr. Unsec’d. Notes
0.520%	08/09/23	250	248,341
1.000%	05/05/23	250	250,650
Novartis Capital Corp.,
Gtd. Notes
2.750%	08/14/50	174	176,215

			675,206

United Kingdom — 0.2%
BAT Capital Corp.,
Gtd. Notes
3.734%	09/25/40	75	71,994
Diageo Capital PLC,
Gtd. Notes
2.000%	04/29/30	575	568,044
2.125%	04/29/32	200	198,475
HSBC Holdings PLC,
Sr. Unsec’d. Notes
0.976%(ff)	05/24/25	720	711,240
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes
0.695%(ff)	05/11/24	545	542,637
Reynolds American, Inc.,
Gtd. Notes
5.850%	08/15/45	230	279,546
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes
3.823%(ff)	11/03/28(a)	1,165	1,249,912

			3,621,848

United States — 8.2%
3M Co.,
Sr. Unsec’d. Notes
2.650%	04/15/25	300	313,086
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39	80	91,704
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
2.500%	09/15/50	50	43,889
Adobe, Inc.,
Sr. Unsec’d. Notes
1.900%	02/01/25	245	250,995
2.150%	02/01/27	680	698,999
Aflac, Inc.,
Sr. Unsec’d. Notes
4.750%	01/15/49(a)	405	538,670

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
2.300%	03/12/31(a)	785	$777,131
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	07/01/25	215	224,730
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26	50	51,568
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
2.700%	05/15/40	60	60,484
Allegion PLC,
Gtd. Notes
3.500%	10/01/29	105	111,749
Allegion US Holding Co., Inc.,
Gtd. Notes
3.200%	10/01/24	300	311,945
Allina Health System,
Sec’d. Notes, Series 2021
2.902%	11/15/51	90	90,027
Ally Financial, Inc.,
Sr. Unsec’d. Notes
1.450%	10/02/23	155	155,538
3.050%	06/05/23	70	71,749
Alphabet, Inc.,
Sr. Unsec’d. Notes
2.250%	08/15/60	115	102,784
Altria Group, Inc.,
Gtd. Notes
2.450%	02/04/32	1,165	1,105,953
3.700%	02/04/51	180	167,828
4.000%	02/04/61	115	110,294
4.450%	05/06/50	95	98,890
4.800%	02/14/29	1,430	1,614,996
5.375%	01/31/44	50	57,815
5.800%	02/14/39	220	264,850
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.100%	05/12/31(a)	480	485,317
2.875%	05/12/41	180	185,910
3.100%	05/12/51	110	117,509
3.250%	05/12/61	190	204,891
Ameren Corp.,
Sr. Unsec’d. Notes
2.500%	09/15/24	380	390,469
3.500%	01/15/31	150	162,382
Ameren Illinois Co.,
First Mortgage
2.900%	06/15/51	110	111,116
4.500%	03/15/49	100	127,755
American Homes 4 Rent LP,
Sr. Unsec’d. Notes
2.375%	07/15/31	5	4,915
3.375%	07/15/51	35	35,402
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
1.200%	07/08/25	240	239,272

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
1.300%	09/09/26	55	$54,358
American Tower Corp.,
Sr. Unsec’d. Notes
1.300%	09/15/25	175	172,430
3.375%	10/15/26	601	638,524
4.400%	02/15/26	130	142,141
American Water Capital Corp.,
Sr. Unsec’d. Notes
2.300%	06/01/31(a)	515	515,294
2.800%	05/01/30	65	67,365
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	04/02/25(a)	440	459,649
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
2.700%	03/15/31	152	153,767
3.450%	12/15/27	355	382,482
Amphenol Corp.,
Sr. Unsec’d. Notes
2.050%	03/01/25	70	71,367
2.800%	02/15/30	100	103,401
Analog Devices, Inc.,
Sr. Unsec’d. Notes
1.700%	10/01/28	115	114,300
2.800%	10/01/41	80	81,042
2.950%	04/01/25	55	57,751
2.950%	10/01/51	60	61,623
Anthem, Inc.,
Sr. Unsec’d. Notes
0.450%	03/15/23	445	443,584
2.375%	01/15/25	30	30,875
Aon Corp.,
Gtd. Notes
2.800%	05/15/30	190	195,828
Appalachian Power Co.,
Sr. Unsec’d. Notes, Series Y
4.500%	03/01/49	100	121,398
Sr. Unsec’d. Notes, Series Z
3.700%	05/01/50	210	228,011
Apple, Inc.,
Sr. Unsec’d. Notes
1.400%	08/05/28	160	156,742
1.800%	09/11/24	310	316,637
2.700%	08/05/51	430	426,683
2.850%	08/05/61	130	130,724
3.000%	02/09/24	235	244,836
Aptiv PLC,
Sr. Unsec’d. Notes
3.100%	12/01/51	330	314,450
Ares Capital Corp.,
Sr. Unsec’d. Notes
2.150%	07/15/26(a)	752	742,979
2.875%	06/15/28(a)	690	688,247
3.250%	07/15/25(a)	1,195	1,239,699
3.875%	01/15/26	178	187,848
4.200%	06/10/24(a)	830	877,103

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Arizona Public Service Co.,
Sr. Unsec’d. Notes
2.200%	12/15/31	235	$228,153
3.350%	05/15/50	30	30,688
3.500%	12/01/49	40	41,631
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
2.950%	02/15/32	360	362,924
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	03/25/26	770	766,828
3.100%	02/01/43	370	358,333
3.300%	02/01/52	60	58,776
3.400%	05/15/25	500	529,055
3.500%	02/01/61	30	29,612
3.800%	12/01/57	256	266,742
4.450%	04/01/24	657	701,597
4.800%	06/15/44	120	142,834
4.850%	03/01/39	396	473,105
Athene Holding Ltd.,
Sr. Unsec’d. Notes
3.450%	05/15/52	315	316,962
3.950%	05/25/51	50	54,764
Atmos Energy Corp.,
Sr. Unsec’d. Notes
1.500%	01/15/31	270	253,174
AutoNation, Inc.,
Sr. Unsec’d. Notes
1.950%	08/01/28	495	483,708
4.750%	06/01/30	25	28,590
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.800%	06/01/29	100	109,317
Avery Dennison Corp.,
Sr. Unsec’d. Notes
2.250%	02/15/32	770	748,084
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
4.080%	12/15/47(a)	330	376,234
Bank of America Corp.,
Sr. Unsec’d. Notes
1.734%(ff)	07/22/27	1,285	1,275,294
2.572%(ff)	10/20/32	155	155,750
2.687%(ff)	04/22/32	1,170	1,188,426
Sr. Unsec’d. Notes, MTN
0.810%(ff)	10/24/24	1,200	1,191,876
0.981%(ff)	09/25/25	270	266,834
1.319%(ff)	06/19/26	970	959,905
2.496%(ff)	02/13/31	1,440	1,445,216
2.676%(ff)	06/19/41	770	740,252
3.864%(ff)	07/23/24	326	339,712
4.083%(ff)	03/20/51	658	790,836
4.244%(ff)	04/24/38	500	585,827
Sr. Unsec’d. Notes, Series N
3.483%(ff)	03/13/52	140	154,302
Sub. Notes
6.110%	01/29/37	150	201,900

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sub. Notes, MTN
4.200%	08/26/24(a)	500	$535,782
Banner Health,
Unsec’d. Notes, Series 2020
3.181%	01/01/50	26	27,583
Barings BDC, Inc.,
Sr. Unsec’d. Notes, 144A
3.300%	11/23/26	300	297,159
Baxter International, Inc.,
Sr. Unsec’d. Notes
2.600%	08/15/26	216	224,285
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021
2.839%	11/15/50	29	28,935
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.150%	11/15/43	200	257,574
6.125%	04/01/36	195	266,121
Beth Israel Lahey Health, Inc.,
Sec’d. Notes, Series L
3.080%	07/01/51	66	65,498
Black Hills Corp.,
Sr. Unsec’d. Notes
1.037%	08/23/24	75	74,256
Block Financial LLC,
Gtd. Notes
2.500%	07/15/28	765	766,689
3.875%	08/15/30	30	32,122
Boeing Co. (The),
Sr. Unsec’d. Notes
4.875%	05/01/25(a)	305	333,996
5.150%	05/01/30	660	770,065
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.625%	04/13/30	100	116,577
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	170	160,947
2.550%	11/13/50	300	284,507
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30	35	38,432
Broadcom, Inc.,
Gtd. Notes
3.150%	11/15/25	47	49,348
Gtd. Notes, 144A
3.500%	02/15/41	400	407,309
3.750%	02/15/51	540	564,159
Sr. Unsec’d. Notes, 144A
3.419%	04/15/33	83	86,650
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	02/15/51	180	186,690
4.375%	09/01/42	360	438,765
5.400%	06/01/41	30	40,569

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Camden Property Trust,
Sr. Unsec’d. Notes
2.800%	05/15/30	70	$73,012
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.242%	02/15/25	360	368,833
2.700%	02/15/31	205	208,555
3.377%	04/05/40	1,070	1,116,092
3.577%	04/05/50	50	53,189
CBRE Services, Inc.,
Gtd. Notes
4.875%	03/01/26	260	291,027
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23	750	776,184
CDW LLC/CDW Finance Corp.,
Gtd. Notes
3.569%	12/01/31	470	489,539
Cengage Learning Acquistions, Inc., Escrow Shares,
Sr. Sec’d. Notes
0.000%	04/15/99^	356	—
0.000%	12/31/99^	69	—
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/30	200	206,620
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.500%	06/01/41	225	219,307
3.950%	06/30/62	85	82,128
4.400%	12/01/61	15	15,515
4.464%	07/23/22	1,500	1,523,007
4.908%	07/23/25	300	330,431
5.375%	04/01/38	400	476,714
5.375%	05/01/47	70	83,604
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
3.700%	11/15/29	667	713,809
5.125%	06/30/27	930	1,050,964
Chevron Corp.,
Sr. Unsec’d. Notes
1.554%	05/11/25	130	131,289
2.236%	05/11/30	40	40,600
Choice Hotels International, Inc.,
Sr. Unsec’d. Notes
3.700%	12/01/29	550	583,946
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23	303	315,369
Citigroup, Inc.,
Sr. Unsec’d. Notes
0.776%(ff)	10/30/24(a)	2,720	2,702,629
1.678%(ff)	05/15/24	190	192,072
2.976%(ff)	11/05/30	355	368,872
3.106%(ff)	04/08/26	1,375	1,441,587
4.412%(ff)	03/31/31	410	468,469
4.650%	07/23/48	300	386,493

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Comcast Corp.,
Gtd. Notes
2.650%	08/15/62	470	$417,361
3.250%	11/01/39	150	157,986
3.700%	04/15/24	590	627,002
4.049%	11/01/52	73	85,782
4.600%	10/15/38	145	176,168
Gtd. Notes, 144A
2.887%	11/01/51	185	178,977
2.987%	11/01/63	83	78,887
CommonSpirit Health,
Sr. Sec’d. Notes
3.910%	10/01/50	93	103,715
Commonwealth Edison Co.,
First Mortgage
3.000%	03/01/50	150	153,069
Connecticut Light & Power Co. (The),
First Ref. Mortgage
4.000%	04/01/48	79	94,976
Conoco Funding Co.,
Sr. Unsec’d. Notes
7.250%	10/15/31	200	282,325
ConocoPhillips Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29	255	335,441
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series A
4.125%	05/15/49	200	230,163
4.200%	03/15/42	150	169,791
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.875%	05/01/30	40	41,005
3.750%	05/01/50	90	98,498
Consumers Energy Co.,
First Mortgage
2.650%	08/15/52	50	48,830
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.750%	04/20/32(a)	762	738,100
Crown Castle International Corp.,
Sr. Unsec’d. Notes
1.350%	07/15/25	590	583,425
2.500%	07/15/31	250	248,398
3.150%	07/15/23(a)	1,000	1,030,366
CubeSmart LP,
Gtd. Notes
2.500%	02/15/32(a)	650	648,693
Deere & Co.,
Sr. Unsec’d. Notes
2.750%	04/15/25	40	41,814
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes
5.850%	07/15/25	285	323,272
6.020%	06/15/26	250	289,688
6.100%	07/15/27	100	119,831
8.100%	07/15/36	108	164,844
8.350%	07/15/46	237	396,915

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.000%	06/15/45	85	$103,320
7.875%	09/30/31	112	158,424
DH Europe Finance II Sarl,
Gtd. Notes
3.400%	11/15/49	100	108,963
Diamondback Energy, Inc.,
Gtd. Notes
4.400%	03/24/51	55	63,127
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series A
4.600%	03/15/49	50	62,753
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30	160	170,422
4.050%	09/15/42	200	225,278
DTE Electric Co.,
First Mortgage, Series C
2.625%	03/01/31	200	206,503
DTE Energy Co.,
Sr. Unsec’d. Notes
2.950%	03/01/30	200	206,627
Duke Energy Carolinas LLC,
First Mortgage
3.450%	04/15/51	40	43,905
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.450%	06/01/30	95	94,571
3.750%	09/01/46	45	48,215
Duke Energy Florida LLC,
First Mortgage
1.750%	06/15/30	95	91,410
3.800%	07/15/28	600	661,927
3.850%	11/15/42	400	448,176
Eagle Materials, Inc.,
Sr. Unsec’d. Notes
2.500%	07/01/31	1,180	1,164,531
eBay, Inc.,
Sr. Unsec’d. Notes
2.700%	03/11/30	345	353,162
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
2.950%	02/15/51	30	28,471
Emerson Electric Co.,
Sr. Unsec’d. Notes
2.000%	12/21/28	685	684,659
2.200%	12/21/31	400	398,342
Energy Transfer LP,
Sr. Unsec’d. Notes
5.000%	05/15/50	140	161,202
Enstar Group Ltd.,
Sr. Unsec’d. Notes
3.100%	09/01/31	210	205,582
Entergy Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/30	250	253,441

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Entergy Louisiana LLC,
First Mortgage
2.900%	03/15/51	205	$200,471
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	40	42,402
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31	30	29,600
2.600%	12/15/25	70	72,479
3.100%	05/15/30	130	136,249
3.950%	06/15/23	1,000	1,039,819
Equinix, Inc.,
Sr. Unsec’d. Notes
3.000%	07/15/50	79	75,575
Essential Utilities, Inc.,
Sr. Unsec’d. Notes
3.566%	05/01/29	365	392,995
Essex Portfolio LP,
Gtd. Notes
1.700%	03/01/28	400	390,385
Evergy Kansas Central, Inc.,
First Mortgage
3.450%	04/15/50	190	204,986
Evergy, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/29	110	112,922
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41	260	311,114
Expedia Group, Inc.,
Gtd. Notes
2.950%	03/15/31	185	185,054
Extra Space Storage LP,
Gtd. Notes
2.350%	03/15/32	330	322,152
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.992%	03/19/25	535	562,752
3.452%	04/15/51	320	347,250
Fidelity National Financial, Inc.,
Sr. Unsec’d. Notes
5.500%	09/01/22	35	36,102
Fifth Third Bancorp,
Sr. Unsec’d. Notes
2.375%	01/28/25	300	307,899
Fifth Third Bank NA,
Sr. Unsec’d. Notes, MTN
1.800%	01/30/23	250	252,532
First Republic Bank,
Sr. Unsec’d. Notes
1.912%(ff)	02/12/24(a)	910	919,906
Flex Ltd.,
Sr. Unsec’d. Notes
3.750%	02/01/26	70	74,821

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Florida Power & Light Co.,
First Mortgage
3.990%	03/01/49	131	$159,323
Ford Foundation (The),
Unsec’d. Notes, Series 2020
2.815%	06/01/70	5	5,153
FS KKR Capital Corp.,
Sr. Unsec’d. Notes
2.625%	01/15/27(a)	600	593,707
3.400%	01/15/26	1,080	1,100,845
4.125%	02/01/25	230	240,891
4.625%	07/15/24	320	337,351
General Dynamics Corp.,
Gtd. Notes
1.150%	06/01/26	550	543,045
2.250%	06/01/31(a)	330	334,804
3.250%	04/01/25	75	79,443
General Mills, Inc.,
Sr. Unsec’d. Notes
2.875%	04/15/30	310	323,234
General Motors Co.,
Sr. Unsec’d. Notes
6.750%	04/01/46	148	214,148
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
1.700%	08/18/23	880	888,342
2.400%	10/15/28	245	244,311
2.750%	06/20/25	140	144,563
3.550%	07/08/22	10	10,146
4.150%	06/19/23	695	722,966
Genuine Parts Co.,
Sr. Unsec’d. Notes
1.875%	11/01/30	371	348,669
Georgetown University (The),
Sr. Unsec’d. Notes, Series 20A
2.943%	04/01/50	9	9,044
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31	1,028	1,097,218
5.250%	06/01/25(a)	700	769,163
5.375%	11/01/23	210	223,025
5.375%	04/15/26	968	1,081,200
Goldman Sachs BDC, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/26(a)	555	568,769
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.431%(ff)	03/09/27	1,350	1,322,251
1.992%(ff)	01/27/32	2,355	2,254,005
2.600%	02/07/30	1,182	1,201,700
2.615%(ff)	04/22/32	80	80,407
2.908%(ff)	07/21/42	460	457,189
3.750%	02/25/26	100	107,597
3.800%	03/15/30	630	692,878
4.017%(ff)	10/31/38	1,050	1,200,822
4.411%(ff)	04/23/39	515	614,201

SEE NOTES TO FINANCIAL STATEMENTS.
A198

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sub. Notes
5.150%	05/22/45	153	$198,555
6.750%	10/01/37	300	425,377
Golub Capital BDC, Inc.,
Sr. Unsec’d. Notes
2.500%	08/24/26	325	319,654
Hackensack Meridian Health, Inc.,
Sec’d. Notes, Series 2020
2.675%	09/01/41	20	19,594
2.875%	09/01/50	1	1,006
HCA, Inc.,
Sr. Sec’d. Notes
3.500%	07/15/51	750	768,866
5.250%	06/15/26	300	337,465
5.250%	06/15/49	425	547,876
5.500%	06/15/47	1,005	1,318,962
Hershey Co. (The),
Sr. Unsec’d. Notes
2.650%	06/01/50	50	50,180
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
4.450%	10/02/23(a)	880	928,924
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.125%	12/15/49	253	266,691
5.875%	12/16/36	117	165,655
HP, Inc.,
Sr. Unsec’d. Notes
2.200%	06/17/25	250	255,554
3.000%	06/17/27	310	326,244
3.400%	06/17/30	110	116,193
6.000%	09/15/41	169	225,123
Sr. Unsec’d. Notes, 144A
1.450%	06/17/26(a)	905	890,493
2.650%	06/17/31	1,162	1,147,245
Huntington National Bank (The),
Sr. Unsec’d. Notes
1.800%	02/03/23(a)	760	766,830
Huntsman International LLC,
Sr. Unsec’d. Notes
4.500%	05/01/29	30	33,317
IDEX Corp.,
Sr. Unsec’d. Notes
2.625%	06/15/31	1,595	1,610,047
Intel Corp.,
Sr. Unsec’d. Notes
2.875%	05/11/24(a)	1,000	1,040,880
Intercontinental Exchange, Inc.,
Gtd. Notes
3.750%	12/01/25	550	594,293
Sr. Unsec’d. Notes
0.700%	06/15/23(a)	620	619,474
4.250%	09/21/48	90	112,376
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.850%	05/13/22	1,500	1,513,255
4.150%	05/15/39	300	346,797

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.375%	03/01/41	170	$174,165
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30	120	119,383
Intuit, Inc.,
Sr. Unsec’d. Notes
0.950%	07/15/25	95	93,721
1.350%	07/15/27	335	328,264
1.650%	07/15/30	255	246,306
Jabil, Inc.,
Sr. Unsec’d. Notes
1.700%	04/15/26	385	382,333
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.561%(ff)	12/10/25(a)	600	601,071
1.578%(ff)	04/22/27	393	388,416
2.739%(ff)	10/15/30	1,160	1,190,220
3.109%(ff)	04/22/51	190	196,043
3.200%	01/25/23	200	205,393
3.328%(ff)	04/22/52	36	38,816
3.882%(ff)	07/24/38	100	113,286
3.964%(ff)	11/15/48	1,890	2,212,715
4.023%(ff)	12/05/24	440	463,467
4.032%(ff)	07/24/48	220	260,028
Sub. Notes
3.375%	05/01/23	960	990,734
3.875%	09/10/24	1,800	1,915,624
4.950%	06/01/45	110	143,609
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021
2.810%	06/01/41	23	23,109
3.002%	06/01/51	60	61,857
Kentucky Utilities Co.,
First Mortgage
3.300%	06/01/50	140	147,413
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.200%	05/01/30	45	47,621
KeyBank NA,
Sr. Unsec’d. Notes
1.250%	03/10/23	425	427,603
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
4.600%	04/06/27	375	423,113
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
2.875%	02/07/50	64	65,956
Kinder Morgan, Inc.,
Gtd. Notes
3.600%	02/15/51	200	202,246
Kyndryl Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
2.050%	10/15/26	60	58,510
2.700%	10/15/28	60	58,138
4.100%	10/15/41	60	58,193

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.700%	06/01/31(a)		1,320	$1,345,356
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, EMTN
2.450%	02/05/14(d)	EUR	900	3,781
4.750%	01/16/14(d)	EUR	415	1,760
5.375%	10/17/12(d)	EUR	50	212
Life Storage LP,
Gtd. Notes
2.200%	10/15/30		210	206,475
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
1.850%	06/15/30		45	44,286
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.500%	04/01/51		445	479,487
4.000%	04/15/25		70	75,866
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30(a)		390	389,494
3.300%	03/14/23		140	143,611
4.200%	03/01/48		1,315	1,607,924
4.350%	01/30/47		295	368,975
4.750%	03/15/39(a)		675	844,068
4.900%	03/15/49		611	822,906
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31(a)		695	690,424
3.200%	07/15/51		290	293,725
Masco Corp.,
Sr. Unsec’d. Notes
2.000%	10/01/30		45	43,140
Mastercard, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26		920	979,525
2.950%	03/15/51		220	229,148
3.650%	06/01/49(a)		438	507,320
3.850%	03/26/50		240	288,526
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
2.700%	08/15/22		625	632,038
4.200%	08/15/47		50	60,046
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	01/15/22		800	800,515
McKesson Corp.,
Sr. Unsec’d. Notes
0.900%	12/03/25		450	436,429
Memorial Sloan-Kettering Cancer Center,
Unsec’d. Notes, Series 2020
2.955%	01/01/50		11	11,244
Merck & Co., Inc.,
Sr. Unsec’d. Notes
0.750%	02/24/26(a)		1,230	1,204,867
4.000%	03/07/49		110	133,869

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Methodist Hospital (The),
Unsec’d. Notes, Series 20A
2.705%	12/01/50	24	$23,318
MetLife, Inc.,
Sr. Unsec’d. Notes
4.050%	03/01/45	260	309,642
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.663%	02/15/30	295	339,313
Microsoft Corp.,
Sr. Unsec’d. Notes
2.921%	03/17/52	130	137,659
3.450%	08/08/36	370	424,373
Mid-America Apartments LP,
Sr. Unsec’d. Notes
1.100%	09/15/26	30	29,023
Mississippi Power Co.,
Sr. Unsec’d. Notes, Series 12-A
4.250%	03/15/42	220	255,138
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
8.875%	10/15/20^(d)	566	—
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	05/04/25	255	255,514
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
1.512%(ff)	07/20/27	570	561,000
2.239%(ff)	07/21/32	700	685,814
2.699%(ff)	01/22/31	320	327,791
5.597%(ff)	03/24/51	671	1,001,931
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32	670	634,899
2.188%(ff)	04/28/26	590	601,533
2.802%(ff)	01/25/52	465	456,537
3.971%(ff)	07/22/38	900	1,024,372
4.300%	01/27/45	330	405,661
Sub. Notes
2.484%(ff)	09/16/36	855	822,999
Sub. Notes, MTN
4.100%	05/22/23	1,540	1,604,330
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
2.300%	11/15/30	116	112,672
4.600%	02/23/28	223	252,008
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38	40	45,008
4.700%	04/15/48	200	232,905
4.875%	12/01/24	66	71,725
5.200%	03/01/47	20	24,476
5.500%	02/15/49	445	569,086
Nasdaq, Inc.,
Sr. Unsec’d. Notes
3.250%	04/28/50	50	50,905
3.850%	06/30/26	32	34,856

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
National Fuel Gas Co.,
Sr. Unsec’d. Notes
2.950%	03/01/31	130	$130,600
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
3.700%	03/15/29	50	54,874
Sr. Unsec’d. Notes, MTN
1.750%	01/21/22	735	735,516
NetApp, Inc.,
Sr. Unsec’d. Notes
2.375%	06/22/27	45	46,173
Newmont Corp.,
Gtd. Notes
4.875%	03/15/42	85	106,538
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.250%	06/01/30(a)	410	408,959
2.750%	11/01/29	35	36,096
NIKE, Inc.,
Sr. Unsec’d. Notes
3.250%	03/27/40	596	648,843
3.375%	03/27/50	50	56,588
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31	245	229,264
Northern States Power Co.,
First Mortgage
2.600%	06/01/51	30	28,905
3.200%	04/01/52	25	26,823
3.600%	09/15/47	141	157,646
Northwestern University,
Unsec’d. Notes, Series 2020
2.640%	12/01/50	62	63,531
NSTAR Electric Co.,
Sr. Unsec’d. Notes
3.100%	06/01/51	40	42,191
NVR, Inc.,
Sr. Unsec’d. Notes
3.000%	05/15/30	1,055	1,096,035
Office Properties Income Trust,
Sr. Unsec’d. Notes
3.450%	10/15/31	438	425,375
Oncor Electric Delivery Co. LLC,
First Mortgage, 144A
2.700%	11/15/51	30	29,208
Sr. Sec’d. Notes
2.950%	04/01/25	1,000	1,044,732
7.000%	05/01/32	100	139,324
ONEOK Partners LP,
Gtd. Notes
6.125%	02/01/41	115	145,659
ONEOK, Inc.,
Gtd. Notes
2.750%	09/01/24(a)	545	561,455
6.350%	01/15/31	425	535,758
7.150%	01/15/51	20	29,224

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	04/01/25	830	$850,169
2.875%	03/25/31(a)	1,535	1,542,689
3.950%	03/25/51	395	411,023
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.293%	04/05/27	20	20,393
3.112%	02/15/40	30	30,726
3.362%	02/15/50	15	15,852
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
0.800%	06/08/23	45	44,996
1.900%	02/07/23	680	688,633
Pacific Gas & Electric Co.,
First Mortgage
1.750%	06/16/22	120	119,917
2.500%	02/01/31	80	76,213
3.150%	01/01/26	60	61,445
3.300%	08/01/40	125	116,310
3.500%	08/01/50	80	74,788
4.500%	07/01/40	60	62,910
4.950%	07/01/50	100	109,538
PacifiCorp,
First Mortgage
2.700%	09/15/30(a)	400	412,999
2.900%	06/15/52	20	19,739
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.050%	10/01/51	80	79,616
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.850%	10/01/29	832	876,455
3.250%	06/01/50	365	391,283
PepsiCo, Inc.,
Sr. Unsec’d. Notes
4.000%	03/05/42	50	59,785
4.450%	04/14/46	100	131,294
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
0.550%	09/15/23	1,210	1,200,498
0.850%	09/15/24	1,210	1,192,985
1.900%	09/15/28	530	520,954
2.250%	09/15/31	365	355,503
Pfizer, Inc.,
Sr. Unsec’d. Notes
7.200%	03/15/39	26	41,860
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
0.875%	05/01/26	820	792,321
2.100%	05/01/30	350	343,634
2.375%	08/17/22	1,000	1,010,080
2.500%	08/22/22	630	637,915
3.875%	08/21/42	250	269,697
4.250%	11/10/44	370	422,372
6.375%	05/16/38(a)	690	972,319

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
2.150%	01/15/31	55	$53,107
President & Fellows of Harvard College,
Unsec’d. Notes
2.517%	10/15/50	14	14,114
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
2.800%	03/25/27	280	296,988
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22	100	100,190
Progressive Corp. (The),
Sr. Unsec’d. Notes
3.950%	03/26/50	220	265,927
4.125%	04/15/47	107	130,006
Providence St. Joseph Health Obligated Group,
Sr. Unsec’d. Notes, Series 21A
2.700%	10/01/51	53	51,426
Public Service Co. of Colorado,
First Mortgage, Series 36
2.700%	01/15/51	80	77,975
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50	150	127,655
2.700%	05/01/50	190	184,287
Public Storage,
Sr. Unsec’d. Notes
1.850%	05/01/28	855	853,535
1.950%	11/09/28(a)	695	693,912
3.385%	05/01/29	890	970,799
Puget Sound Energy, Inc.,
First Mortgage
4.223%	06/15/48	105	125,557
Qorvo, Inc.,
Gtd. Notes, 144A
1.750%	12/15/24	575	575,436
Quanta Services, Inc.,
Sr. Unsec’d. Notes
0.950%	10/01/24	825	815,428
2.350%	01/15/32	480	466,967
2.900%	10/01/30	660	674,369
3.050%	10/01/41	260	254,385
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.650%	08/16/23	43	44,703
Reliance Steel & Aluminum Co.,
Sr. Unsec’d. Notes
2.150%	08/15/30	810	789,879
Rockefeller Foundation (The),
Unsec’d. Notes, Series 2020
2.492%	10/01/50	21	20,739
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes
2.800%	08/15/61	25	24,561

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/24	385	$395,396
S&P Global, Inc.,
Gtd. Notes
2.300%	08/15/60	1,054	914,853
4.000%	06/15/25	500	541,893
salesforce.com, Inc.,
Sr. Unsec’d. Notes
1.500%	07/15/28	50	49,426
1.950%	07/15/31	30	29,713
2.700%	07/15/41	25	24,934
2.900%	07/15/51	20	20,391
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
3.450%	06/02/25	155	162,782
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	1,654	1,542,240
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.950%	08/15/29	860	905,950
3.125%	06/01/24	225	235,114
3.300%	05/15/50	255	268,787
3.450%	06/01/27	724	784,572
3.800%	08/15/49	360	407,185
4.500%	06/01/47	230	286,971
Simon Property Group LP,
Sr. Unsec’d. Notes
1.375%	01/15/27	90	88,162
3.500%	09/01/25	275	293,344
Southern California Edison Co.,
First Mortgage
2.250%	06/01/30	370	366,417
3.650%	02/01/50	85	90,839
First Ref. Mortgage, Series C
4.125%	03/01/48	40	44,954
Southern California Gas Co.,
First Mortgage
3.750%	09/15/42	207	231,306
Southern Co. Gas Capital Corp.,
Gtd. Notes, Series 21A
3.150%	09/30/51	60	60,322
Southern Power Co.,
Sr. Unsec’d. Notes
0.900%	01/15/26	302	292,239
5.150%	09/15/41	100	122,763
Starbucks Corp.,
Sr. Unsec’d. Notes
2.550%	11/15/30	250	255,137
Sutter Health,
Unsec’d. Notes, Series 20A
3.361%	08/15/50	14	14,669
SVB Financial Group,
Sr. Unsec’d. Notes
1.800%	02/02/31(a)	1,150	1,089,775

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Tampa Electric Co.,
Sr. Unsec’d. Notes
2.600%	09/15/22	500	$503,129
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
1.750%	05/04/30	190	186,443
2.700%	09/15/51	230	231,775
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
4.100%	08/15/47(a)	325	404,695
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42	100	108,703
6.550%	05/01/37	142	186,014
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.125%	06/18/26	590	581,549
Trane Technologies Luxembourg Finance SA,
Gtd. Notes
3.800%	03/21/29(a)	510	557,241
4.500%	03/21/49	40	49,666
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.950%	05/15/50	5	5,616
Truist Bank,
Sr. Unsec’d. Notes
2.800%	05/17/22	1,200	1,208,341
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.200%	08/05/25(a)	970	963,701
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
1.500%	08/01/30	50	46,855
3.250%	05/01/51(a)	115	119,760
U.S. Bank NA,
Sr. Unsec’d. Notes
3.400%	07/24/23(a)	1,000	1,039,474
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
5.300%	04/01/50	490	724,840
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30(a)	275	272,960
2.300%	05/15/31	210	213,358
2.375%	08/15/24	160	165,672
2.900%	05/15/50	100	102,038
3.125%	05/15/60	510	528,103
3.250%	05/15/51	35	37,904
4.250%	03/15/43	100	121,209
University of Chicago (The),
Unsec’d. Notes, Series 20B
2.761%	04/01/45	47	47,509
Unsec’d. Notes, Series C
2.547%	04/01/50	43	41,573
University of Southern California,
Sr. Unsec’d. Notes, Series 21A
2.945%	10/01/51	70	71,710

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
VeriSign, Inc.,
Sr. Unsec’d. Notes
2.700%	06/15/31	465	$468,147
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes
5.500%	06/15/45	30	40,427
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.550%	03/21/31	315	318,202
2.875%	11/20/50	30	28,495
2.987%	10/30/56	80	75,871
3.000%	11/20/60	270	255,575
4.125%	08/15/46	210	243,690
4.500%	08/10/33	1,356	1,597,596
4.522%	09/15/48	25	31,346
Sr. Unsec’d. Notes, 144A
2.355%	03/15/32(a)	662	652,926
VF Corp.,
Sr. Unsec’d. Notes
2.050%	04/23/22	560	562,531
Viatris, Inc.,
Gtd. Notes
1.650%	06/22/25	45	44,868
Visa, Inc.,
Sr. Unsec’d. Notes
2.000%	08/15/50	169	148,570
3.650%	09/15/47	265	308,417
VMware, Inc.,
Sr. Unsec’d. Notes
2.950%	08/21/22	60	60,782
Walmart, Inc.,
Sr. Unsec’d. Notes
2.650%	09/22/51	215	219,747
Washington Gas Light Co.,
Sr. Unsec’d. Notes, MTN
3.650%	09/15/49	10	11,224
Waste Connections, Inc.,
Sr. Unsec’d. Notes
2.600%	02/01/30	81	82,515
WEC Energy Group, Inc.,
Sr. Unsec’d. Notes
0.550%	09/15/23(a)	490	486,244
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.406%(ff)	10/30/25	213	218,264
3.000%	02/19/25	500	522,485
3.750%	01/24/24(a)	1,000	1,050,658
5.013%(ff)	04/04/51	200	273,329
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
4.000%	04/15/30	90	100,250
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	10/15/51	340	345,152
5.100%	09/15/45	267	329,604

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Willis North America, Inc.,
Gtd. Notes
2.950%	09/15/29	365	$374,681
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
1.700%	06/15/28	10	9,817
Wisconsin Power & Light Co.,
Sr. Unsec’d. Notes
1.950%	09/16/31	40	39,145
Wisconsin Public Service Corp.,
Sr. Unsec’d. Notes
3.300%	09/01/49	35	37,634
Yale University,
Unsec’d. Notes, Series 2020
2.402%	04/15/50	67	65,903
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.000%	05/15/50	265	276,873
4.700%	02/01/43	202	257,372

			199,469,342

TOTAL CORPORATE BONDS (cost $219,492,174)			220,441,464

MUNICIPAL BONDS — 0.2%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series S1
6.918%	04/01/40	250	374,990
Taxable, Revenue Bonds, Series F
3.126%	04/01/55	40	40,078
California State University,
Taxable, Revenue Bonds, Series B
2.719%	11/01/52	220	221,679
Taxable, Revenue Bonds, Series E
2.897%	11/01/51	65	65,166
Los Angeles Unified School District,
General Obligation Unlimited, Taxable, BABs
5.750%	07/01/34	150	195,283
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.548%	05/15/48	100	155,380
Taxable, Revenue Bonds, Series N
3.256%	05/15/60	75	81,844
3.706%	05/15/20	30	33,223
San Francisco Public Utilities Commission Water Revenue,
Taxable, Revenue Bonds, Series A
3.303%	11/01/39	300	310,533
State of California,
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	250	414,612
7.550%	04/01/39(a)	135	225,277

			2,118,065

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A
4.814%	10/01/14	25	37,070

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Florida — 0.0%
State Board of Administration Finance Corp.,
Taxable, Revenue Bonds, Series A
2.154%	07/01/30	34	$33,992

Illinois — 0.0%
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue,
Revenue Bonds, Series B
6.899%	12/01/40	100	141,042
Sales Tax Securitization Corp.,
Taxable, Revenue Bonds, Series B
3.238%	01/01/42	55	55,194
State of Illinois,
General Obligation Unlimited, BABs
7.350%	07/01/35	60	75,129

			271,365

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority,
Taxable, Revenue Bonds, Series D
3.052%	07/01/40	35	35,916
3.197%	07/01/50	20	20,784

			56,700

Massachusetts — 0.0%
Commonwealth of Massachusetts,
General Obligation Limited, Taxable, Series H
2.900%	09/01/49	30	31,307

New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	100	162,726

New York — 0.0%
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, BABs, Series E
6.814%	11/15/40	40	57,237
New York City Water & Sewer System,
Revenue Bonds, BABs
5.724%	06/15/42	100	149,140
5.952%	06/15/42	80	121,675
New York State Dormitory Authority,
Taxable, Revenue Bonds, Series B
3.142%	07/01/43	70	72,376
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	170	225,946

			626,374

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority (The),
Taxable, Revenue Bonds, Series 21-A
3.204%	01/15/51	95	102,913

Ohio — 0.0%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
7.834%	02/15/41	100	163,655

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	200	$268,583

Texas — 0.1%
Board of Regents of the University of Texas System,
Taxable, Revenue Bonds, Series B
2.439%	08/15/49	90	87,483
Dallas Area Rapid Transit,
Revenue Bonds, BABs, Series B
5.999%	12/01/44	85	126,305
Taxable, Revenue Bonds, Series A
2.613%	12/01/48	60	58,983
Dallas Fort Worth International Airport,
Revenue Bonds
2.843%	11/01/46	110	110,162
Grand Parkway Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.236%	10/01/52	15	15,197
Texas Transportation Commission,
General Obligation Unlimited, Taxable
2.472%	10/01/44	125	121,724
Texas Transportation Commission State Highway Fund,
Taxable, Revenue Bonds
4.000%	10/01/33	170	204,061

			723,915

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series B
2.584%	11/01/51	80	81,061

TOTAL MUNICIPAL BONDS (cost $4,458,042)			4,677,726

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.8%
United States
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC02, Class 2A
5.000%	05/25/34	26	25,801
Citigroup Mortgage Loan Trust,
Series 2014-A, Class A, 144A
4.000%(cc)	01/25/35	19	19,821
Connecticut Avenue Securities Trust,
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.403%(c)	08/25/31	1,266	1,271,332
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
2.253%(c)	09/25/31	224	225,334
Series 2019-R05, Class 1M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.103%(c)	07/25/39	180	179,782
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)
1.600%(c)	10/25/41	1,185	1,186,430
Series 2021-R03, Class 1M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.850%)
0.900%(c)	12/25/41	960	959,663

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2021-R03, Class 1M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)
1.700%(c)	12/25/41	1,030	$1,031,562
Fannie Mae Connecticut Avenue Securities,
Series 2017-C01, Class 1M2, 1 Month LIBOR + 3.550% (Cap N/A, Floor 0.000%)
3.653%(c)	07/25/29	2,010	2,058,710
Series 2017-C01, Class 1M2A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 0.000%)
3.653%(c)	07/25/29	20	20,337
Series 2017-C03, Class 1ED1, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.000%)
0.803%(c)	10/25/29	2,229	2,221,844
Series 2017-C03, Class 1ED2, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
1.303%(c)	10/25/29	1,486	1,486,323
Series 2017-C03, Class 1M2, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.103%(c)	10/25/29	2,903	2,969,972
Series 2017-C03, Class 1M2C, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.103%(c)	10/25/29	1,482	1,523,387
Series 2017-C05, Class 1M2, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
2.303%(c)	01/25/30	2,556	2,600,004
Series 2017-C05, Class 1M2C, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
2.303%(c)	01/25/30	900	913,819
Series 2017-C06, Class 1M2A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)
2.753%(c)	02/25/30	467	469,373
Series 2018-C01, Class 1M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.353%(c)	07/25/30	2,817	2,848,893
Series 2021-R02, Class 2M1, 144A, 30 Day Average SOFR + 0.900% (Cap N/A, Floor 0.000%)
0.950%(c)	11/25/41	2,256	2,257,317
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2014-HQ01, Class M3, 1 Month LIBOR + 4.100% (Cap N/A, Floor 0.000%)
4.203%(c)	08/25/24	190	191,189
Series 2016-DNA01, Class M3, 1 Month LIBOR + 5.550% (Cap N/A, Floor 0.000%)
5.653%(c)	07/25/28	438	455,659
Series 2017-DNA01, Class M2, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.353%(c)	07/25/29	2,557	2,611,066
Series 2017-DNA02, Class M2, 1 Month LIBOR + 3.450% (Cap N/A, Floor 0.000%)
3.553%(c)	10/25/29	3,834	3,944,436
Series 2017-DNA03, Class M2, 1 Month LIBOR + 2.500% (Cap N/A, Floor 0.000%)
2.603%(c)	03/25/30	2,891	2,947,057
Series 2017-HQA02, Class M2AS, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.153%(c)	12/25/29	1,575	1,574,963

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2017-HQA03, Class M2, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
2.453%(c)	04/25/30	1,545	$1,568,966
Series 2018-DNA01, Class M2AT, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.153%(c)	07/25/30	2,228	2,201,670
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
2.650%(c)	11/25/50	1,787	1,804,962
Series 2021-DNA02, Class M1, 144A, 30 Day Average SOFR + 0.800% (Cap N/A, Floor 0.000%)
0.850%(c)	08/25/33	1,182	1,181,418
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
1.850%(c)	11/25/41	890	892,231
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class M2, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.803%(c)	01/25/50	1,617	1,620,164
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.953%(c)	02/25/50	3,284	3,294,943
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.103%(c)	06/25/50	392	393,054
Series 2020-DNA04, Class M2B, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.853%(c)	08/25/50	1,619	1,626,387
Series 2020-DNA06, Class M1, 144A, 30 Day Average SOFR + 0.900% (Cap N/A, Floor 0.000%)
0.950%(c)	12/25/50	325	324,800
Series 2021-DNA01, Class M1, 144A, 30 Day Average SOFR + 0.650% (Cap N/A, Floor 0.000%)
0.700%(c)	01/25/51	567	566,370
Series 2021-DNA03, Class M1, 144A, 30 Day Average SOFR + 0.750% (Cap N/A, Floor 0.000%)
0.800%(c)	10/25/33	1,959	1,958,512
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	10/25/33	190	193,393
Series 2021-DNA05, Class M1, 144A, 30 Day Average SOFR + 0.650% (Cap N/A, Floor 0.000%)
0.700%(c)	01/25/34	437	436,404
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
1.700%(c)	01/25/34	1,660	1,667,108
Series 2021-DNA06, Class M2, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)
1.550%(c)	10/25/41	1,430	1,429,141
Series 2021-HQA01, Class M1, 144A, 30 Day Average SOFR + 0.700% (Cap N/A, Floor 0.000%)
0.750%(c)	08/25/33	1,098	1,096,958
Series 2021-HQA02, Class M1, 144A, 30 Day Average SOFR + 0.700% (Cap N/A, Floor 0.000%)
0.750%(c)	12/25/33	1,180	1,178,925

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA02, Class M1, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.903%(c)	12/25/30	111	$111,090
Series 2018-DNA02, Class M2AS, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.053%(c)	12/25/30	3,000	3,003,010
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.853%(c)	09/25/48	7	7,225
Series 2018-HRP02, Class M2, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.353%(c)	02/25/47	926	925,916
Series 2019-DNA02, Class M2, 144A, 1 Month LIBOR + 2.450% (Cap N/A, Floor 0.000%)
2.553%(c)	03/25/49	2,787	2,815,156
Series 2019-FTR02, Class M1, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.052%(c)	11/25/48	930	929,877

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $67,283,625)			67,221,754

SOVEREIGN BONDS — 0.1%
Indonesia — 0.0%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
3.050%	03/12/51	200	197,681
3.500%	01/11/28	265	285,859

			483,540

Israel — 0.0%
Israel Government International Bond,
Sr. Unsec’d. Notes
2.750%	07/03/30	290	308,270
State of Israel,
Sr. Unsec’d. Notes
3.375%	01/15/50	200	216,634

			524,904

Mexico — 0.1%
Mexico Government International Bond,
Sr. Unsec’d. Notes
3.771%	05/24/61	275	253,306
4.000%	10/02/23	80	84,250
4.500%	01/31/50(a)	200	212,323
Sr. Unsec’d. Notes, Series A, MTN
6.750%	09/27/34	246	327,635

			877,514

Panama — 0.0%
Panama Government International Bond,
Sr. Unsec’d. Notes
3.870%	07/23/60	265	265,034

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Peru — 0.0%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
3.550%	03/10/51	260	$270,759
4.125%	08/25/27	189	207,599

			478,358

Uruguay — 0.0%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
5.100%	06/18/50(a)	460	609,792

TOTAL SOVEREIGN BONDS (cost $3,126,790)			3,239,142

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.3%
Federal Home Loan Mortgage Corp.
2.000%	12/01/35	297	304,652
2.000%	02/01/36	286	293,467
2.000%	02/01/36	288	294,699
2.000%	02/01/36	674	692,404
2.000%	03/01/36	178	183,102
2.000%	06/01/36	206	211,179
2.000%	08/01/36	74	76,046
2.000%	09/01/36	289	296,035
2.000%	10/01/36	50	50,834
2.000%	11/01/36	398	408,514
2.000%	10/01/50	131	131,028
2.000%	10/01/50	133	133,025
2.000%	12/01/50	136	136,358
2.000%	02/01/51	257	256,655
2.000%	02/01/51	345	344,269
2.000%	03/01/51	205	204,232
2.000%	03/01/51	215	214,950
2.000%	03/01/51	256	255,342
2.000%	03/01/51	400	399,267
2.000%	04/01/51	775	773,789
2.000%	05/01/51	238	238,050
2.000%	05/01/51	1,546	1,542,959
2.000%	06/01/51	124	124,292
2.000%	06/01/51	747	744,948
2.000%	07/01/51	389	388,890
2.000%	08/01/51	121	121,311
2.000%	10/01/51	247	247,273
2.000%	10/01/51	248	247,968
2.000%	10/01/51	421	421,302
2.000%	11/01/51	248	247,122
2.000%	11/01/51	248	247,777
2.000%	11/01/51	251	250,591
2.000%	11/01/51	322	322,059
2.000%	12/01/51	922	920,019
2.500%	07/01/32	2,147	2,232,937
2.500%	10/01/35	234	243,075
2.500%	05/01/36	558	581,070
2.500%	07/01/36	139	144,193
2.500%	06/01/50	116	118,361
2.500%	07/01/50	925	949,095
2.500%	11/01/50	159	162,336
2.500%	11/01/50	635	651,098

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	11/01/50	1,152	$1,181,278
2.500%	12/01/50	583	597,893
2.500%	01/01/51	111	114,086
2.500%	01/01/51	137	140,094
2.500%	01/01/51	279	284,641
2.500%	01/01/52	125	127,651
3.000%	03/01/27	33	34,165
3.000%	05/01/27	15	15,266
3.000%	11/01/27	94	99,114
3.000%	04/01/29	109	115,046
3.000%	05/01/29	1,351	1,417,563
3.000%	03/01/30	64	67,513
3.000%	02/01/31	112	117,587
3.000%	05/01/31	24	25,493
3.000%	06/01/31	14	14,272
3.000%	05/01/33	11	11,545
3.000%	05/01/33	25	26,678
3.000%	05/01/33	50	52,580
3.000%	03/01/46	572	600,861
3.000%	07/01/46	470	493,142
3.000%	07/01/46	536	562,926
3.000%	11/01/46	330	346,836
3.000%	12/01/46	667	699,118
3.000%	12/01/46	989	1,035,106
3.000%	04/01/50	497	516,969
3.000%	05/01/50	135	141,569
3.000%	07/01/50	175	182,812
3.000%	08/01/50	660	696,855
3.000%	11/01/51	429	445,776
3.500%	03/01/32	47	50,091
3.500%	04/01/32	90	95,769
3.500%	02/01/34	327	345,071
3.500%	05/01/35	67	72,416
3.500%	03/01/38	39	41,784
3.500%	09/01/38	9	9,024
3.500%	01/01/47	85	90,938
3.500%	11/01/47	190	201,412
3.500%	02/01/48	718	758,981
3.500%	02/01/49	279	299,001
4.000%	07/01/29	9	9,034
4.000%	05/01/33	47	50,047
4.000%	06/01/44	237	258,894
4.000%	02/01/45	25	28,003
4.000%	02/01/48	31	33,655
4.000%	05/01/48	859	914,607
4.000%	06/01/48	53	57,385
4.000%	06/01/48	74	81,117
4.500%	06/01/38	32	35,543
4.500%	07/01/39	61	67,338
4.500%	09/01/39	3	3,755
4.500%	10/01/39	8	9,027
4.500%	01/01/40	25	28,051
4.500%	02/01/40	4	3,916
4.500%	04/01/40	8	9,160
4.500%	02/01/41	24	26,972
4.500%	07/01/41	5	5,670
4.500%	08/01/41	4	4,371
4.500%	10/01/41	118	130,682

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	01/01/42	6	$6,649
4.500%	05/01/42	4	4,860
4.500%	01/01/45	6	6,080
4.500%	01/01/46	95	104,351
4.500%	09/01/46	15	16,971
4.500%	05/01/47	16	17,084
4.500%	06/01/47	15	15,984
4.500%	06/01/48	23	24,659
4.500%	07/01/48	9	9,420
4.500%	07/01/48	19	20,281
4.500%	07/01/48	22	23,815
4.500%	10/01/48	10	11,005
4.500%	10/01/48	26	28,995
5.000%	01/01/37	13	14,758
5.000%	02/01/37	13	14,429
5.000%	03/01/38	91	103,370
5.000%	09/01/47	9	9,624
5.000%	03/01/48	5	5,999
5.000%	05/01/48	33	36,212
5.000%	04/01/49	17	18,552
5.500%	06/01/35	55	62,363
5.500%	08/01/38	59	67,761
6.000%	09/01/36	56	65,231
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.495% (Cap 7.078%, Floor 1.495%)
1.745%(c)	06/01/43	1	1,421
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.600% (Cap 7.384%, Floor 1.600%)
2.383%(c)	08/01/43	2	2,336
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.650% (Cap 7.446%, Floor 1.650%)
2.446%(c)	05/01/43	12	12,935
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.732% (Cap 8.239%, Floor 1.732%)
1.997%(c)	08/01/41	21	22,121
Federal National Mortgage Assoc.
1.500%	TBA	5,075	4,900,770
1.500%	TBA	5,500	5,514,718
2.000%	TBA	1,144	1,171,371
2.000%	TBA	5,231	5,215,289
2.000%	12/01/35	122	125,008
2.000%	12/01/35	156	160,594
2.000%	02/01/36	154	158,238
2.000%	02/01/36	172	175,849
2.000%	02/01/36	244	250,288
2.000%	02/01/36	319	328,163
2.000%	02/01/36	329	336,680
2.000%	02/01/36	367	376,831
2.000%	02/01/36	821	842,423
2.000%	03/01/36	90	92,333
2.000%	03/01/36	163	166,635
2.000%	08/01/36	74	76,114
2.000%	11/01/36	498	511,527
2.000%	07/01/50	485	483,754
2.000%	09/01/50	203	202,893
2.000%	09/01/50	289	288,816
2.000%	12/01/50	68	67,745
2.000%	12/01/50	317	316,657

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	12/01/50	507	$506,950
2.000%	01/01/51	350	350,698
2.000%	01/01/51	506	507,655
2.000%	02/01/51	93	92,561
2.000%	02/01/51	116	116,094
2.000%	02/01/51	252	251,787
2.000%	02/01/51	322	321,424
2.000%	02/01/51	807	805,700
2.000%	03/01/51	296	296,352
2.000%	04/01/51	112	111,854
2.000%	04/01/51	120	120,112
2.000%	04/01/51	402	400,686
2.000%	04/01/51	547	546,839
2.000%	05/01/51	98	98,117
2.000%	06/01/51	252	251,769
2.000%	06/01/51	436	435,693
2.000%	06/01/51	704	703,513
2.000%	07/01/51	313	312,529
2.000%	07/01/51	669	667,859
2.000%	08/01/51	243	242,198
2.000%	10/01/51	101	101,191
2.000%	10/01/51	124	123,417
2.000%	10/01/51	149	149,163
2.000%	10/01/51	6,108	6,095,011
2.000%	11/01/51	248	247,834
2.000%	11/01/51	275	275,622
2.000%	11/01/51	508	509,558
2.000%	12/01/51	5,090	5,078,821
2.500%	TBA	530	547,816
2.500%	TBA	5,210	5,315,446
2.500%	11/01/34	284	294,136
2.500%	10/01/35	355	367,673
2.500%	03/01/36	299	312,403
2.500%	05/01/36	149	155,474
2.500%	06/01/36	272	282,009
2.500%	07/01/36	72	74,677
2.500%	08/01/50	253	258,506
2.500%	11/01/50	149	152,695
2.500%	01/01/51	222	227,533
2.500%	02/01/51	89	91,110
2.500%	03/01/51	357	365,516
2.500%	03/01/51	610	624,063
2.500%	05/01/51	2,205	2,252,999
2.500%	07/01/51	98	100,745
2.500%	07/01/51	121	124,272
2.500%	07/01/51	146	149,010
2.500%	07/01/51	322	328,788
2.500%	07/01/51	340	347,083
2.500%	08/01/51	436	448,655
2.500%	08/01/51	508	519,619
2.500%	09/01/51	977	998,060
2.500%	11/01/51	348	356,267
2.500%	11/01/51	547	559,186
2.500%	12/01/51	1,209	1,237,097
2.500%	12/01/51	1,382	1,411,086
2.500%	01/01/52	1,800	1,838,179
3.000%	TBA	616	643,598
3.000%	TBA	5,579	5,779,373

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/01/27	44	$46,403
3.000%	08/01/27	15	15,939
3.000%	09/01/27	13	13,770
3.000%	09/01/27	108	114,264
3.000%	11/01/27	9	9,071
3.000%	11/01/27	10	10,933
3.000%	11/01/27	12	12,968
3.000%	11/01/27	17	17,538
3.000%	11/01/27	17	17,682
3.000%	11/01/27	22	22,891
3.000%	12/01/27	9	9,647
3.000%	05/01/33	14	15,307
3.000%	05/01/33	25	25,945
3.000%	05/01/33	41	43,829
3.000%	08/01/33	251	263,796
3.000%	03/01/35	139	145,407
3.000%	04/01/35	854	898,596
3.000%	07/01/35	112	116,582
3.000%	12/01/35	126	132,693
3.000%	11/01/49	43	44,338
3.000%	12/01/49	47	48,664
3.000%	02/01/50	140	145,785
3.000%	03/01/50	60	62,398
3.000%	10/01/50	765	813,426
3.000%	01/01/51	185	194,106
3.000%	07/01/51	949	988,499
3.000%	08/01/51	269	284,821
3.000%	08/01/51	1,917	2,007,534
3.500%	TBA	820	863,091
3.500%	TBA	3,813	4,014,038
3.500%	11/01/30	5	4,948
3.500%	05/01/32	26	27,814
3.500%	06/01/32	73	77,960
3.500%	08/01/32	24	25,880
3.500%	09/01/32	159	169,744
3.500%	01/01/35	24	25,778
3.500%	06/01/35	33	35,704
3.500%	06/01/35	56	60,578
3.500%	09/01/38	5	5,672
3.500%	08/01/45	254	273,130
3.500%	07/01/47	282	299,850
3.500%	09/01/47	54	56,811
3.500%	09/01/47	816	864,405
3.500%	10/01/47	759	803,444
3.500%	02/01/48	226	239,715
3.500%	07/01/48	418	444,770
3.500%	07/01/48	523	556,960
3.500%	06/01/49	542	575,149
3.500%	11/01/51	1,254	1,342,089
4.000%	TBA	2,615	2,781,495
4.000%	05/01/26	81	85,249
4.000%	02/01/31	80	86,154
4.000%	05/01/33	32	34,166
4.000%	06/01/33	14	14,253
4.000%	07/01/33	6	6,617
4.000%	12/01/33	24	25,703
4.000%	06/01/38	123	131,782
4.000%	09/01/42	5	5,365

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	09/01/42	1,070	$1,188,956
4.000%	09/01/43	72	79,367
4.000%	05/01/44	81	89,128
4.000%	10/01/44	177	191,507
4.000%	03/01/45	83	90,924
4.000%	09/01/45	30	32,132
4.000%	06/01/46	409	448,711
4.000%	10/01/46	22	24,389
4.000%	11/01/46	37	41,482
4.000%	11/01/46	60	66,757
4.000%	04/01/47	43	46,480
4.000%	05/01/47	16	17,688
4.000%	05/01/47	362	393,251
4.000%	09/01/47	70	78,112
4.000%	10/01/47	372	408,780
4.000%	12/01/47	243	266,256
4.000%	09/01/48	951	1,012,521
4.000%	04/01/50	1,009	1,078,291
4.000%	05/01/50	300	319,312
4.000%	01/01/57	108	119,546
4.000%	02/01/57	124	137,047
4.500%	TBA	75	77,889
4.500%	TBA	700	749,861
4.500%	01/01/42	27	29,100
4.500%	01/01/42	75	82,968
4.500%	09/01/42	128	141,752
4.500%	06/01/44	30	32,936
4.500%	06/01/44	45	49,411
4.500%	02/01/45	148	163,476
4.500%	08/01/45	180	199,436
4.500%	11/01/45	8	8,300
4.500%	12/01/45	4	3,998
4.500%	12/01/45	15	16,873
4.500%	01/01/46	4	4,606
4.500%	02/01/46	24	26,498
4.500%	02/01/46	368	405,314
4.500%	03/01/46	5	5,678
4.500%	04/01/46	—(r)	526
4.500%	05/01/46	—(r)	524
4.500%	07/01/46	8	9,042
4.500%	08/01/46	2	2,111
4.500%	08/01/46	3	3,689
4.500%	08/01/46	7	7,609
4.500%	08/01/46	51	55,351
4.500%	10/01/46	24	25,775
4.500%	10/01/46	55	60,229
4.500%	01/01/47	3	3,466
4.500%	01/01/47	4	4,819
4.500%	01/01/47	19	20,260
4.500%	01/01/47	22	23,502
4.500%	02/01/47	3	3,523
4.500%	02/01/47	4	3,742
4.500%	03/01/47	6	6,271
4.500%	06/01/47	47	50,682
4.500%	06/01/47	200	216,737
4.500%	01/01/48	85	91,205
4.500%	02/01/48	39	43,047
4.500%	02/01/48	40	42,813

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	02/01/48	42	$45,556
4.500%	02/01/48	60	64,882
4.500%	03/01/48	43	46,891
4.500%	04/01/48	256	280,293
4.500%	05/01/48	29	31,558
4.500%	06/01/48	89	97,600
4.500%	07/01/48	12	12,623
4.500%	08/01/48	51	55,162
4.500%	05/01/49	23	24,433
4.500%	07/01/49	27	29,178
5.000%	TBA	75	77,351
5.000%	TBA	250	272,426
5.000%	06/01/39	30	33,969
5.000%	12/01/39	44	49,356
5.000%	01/01/40	1	1,236
5.000%	04/01/40	129	146,207
5.000%	05/01/40	8	8,877
5.000%	06/01/40	1	1,347
5.000%	06/01/40	2	1,952
5.000%	06/01/40	6	6,760
5.000%	07/01/40	2	2,420
5.000%	07/01/40	5	5,821
5.000%	08/01/40	16	17,911
5.000%	09/01/40	5	5,513
5.000%	10/01/40	15	17,319
5.000%	02/01/41	76	86,110
5.000%	05/01/41	69	78,285
5.000%	05/01/41	285	322,520
5.000%	05/01/48	42	46,025
5.000%	04/01/49	25	27,179
5.000%	04/01/49	70	77,584
5.500%	04/01/36	36	41,105
5.500%	05/01/36	21	23,538
5.500%	09/01/36	69	77,809
5.500%	08/01/37	48	55,007
5.500%	09/01/41	116	131,154
6.000%	07/01/41	78	90,709
Federal National Mortgage Assoc., 12 Month LIBOR + 1.530% (Cap 6.922%, Floor 1.530%)
1.780%(c)	05/01/43	36	36,919
Federal National Mortgage Assoc., 12 Month LIBOR + 1.535% (Cap 7.036%, Floor 1.535%)
1.785%(c)	06/01/43	25	26,162
Federal National Mortgage Assoc., 12 Month LIBOR + 1.695% (Cap 7.555%, Floor 1.695%)
1.945%(c)	08/01/42	18	18,836
Federal National Mortgage Assoc., 12 Month LIBOR + 1.750% (Cap 7.870%, Floor 1.750%)
2.000%(c)	08/01/41	24	24,527
Government National Mortgage Assoc.
2.000%	TBA	4,623	4,664,738
2.000%	07/20/50	49	49,147
2.000%	10/20/51	1,617	1,633,321
2.000%	12/20/51	1,725	1,742,445
2.500%	TBA	2,185	2,237,574
2.500%	12/20/46	198	204,470
2.500%	01/20/51	829	849,594
2.500%	02/20/51	440	451,104

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	05/20/51	1,612	$1,652,582
2.500%	07/20/51	2,108	2,161,149
2.500%	08/20/51	2,597	2,662,274
2.500%	12/20/51	125	128,167
3.000%	TBA	493	510,084
3.000%	07/15/43	49	51,470
3.000%	01/15/44	24	25,079
3.000%	03/20/45	44	46,397
3.000%	12/20/45	236	246,932
3.000%	01/20/46	127	132,803
3.000%	02/20/46	11	11,145
3.000%	02/20/46	11	11,423
3.000%	03/20/46	164	170,977
3.000%	05/20/46	152	158,318
3.000%	09/20/46	358	373,677
3.000%	12/15/46	33	34,075
3.000%	02/15/47	90	93,706
3.000%	02/15/47	120	126,709
3.000%	04/20/49	1,914	1,994,452
3.000%	10/15/49	112	115,005
3.000%	07/20/50	945	979,696
3.000%	12/20/50	204	210,911
3.000%	10/20/51	877	910,178
3.000%	11/20/51	373	387,416
3.500%	12/20/47	255	282,961
3.500%	05/20/50	13,959	14,557,636
4.000%	TBA	1,450	1,526,899
4.000%	12/15/40	40	44,336
4.000%	12/15/46	38	40,105
4.000%	05/15/48	27	29,240
4.000%	05/15/48	71	75,633
4.000%	11/20/48	46	48,418
4.000%	11/20/48	1,116	1,180,153
4.500%	TBA	825	871,335
4.500%	01/20/41	63	69,900
4.500%	03/20/41	9	9,561
4.500%	04/20/41	23	25,284
4.500%	09/20/43	8	9,159
4.500%	08/20/46	12	12,941
4.500%	09/20/46	10	10,773
4.500%	10/20/46	8	8,946
4.500%	11/20/46	8	8,574
4.500%	10/20/47	5	5,594
4.500%	04/20/48	267	284,903
4.500%	08/20/48	40	42,690
4.500%	09/20/48	272	288,296
5.000%	TBA	500	533,088
5.000%	10/20/39	118	132,986
5.000%	04/20/48	95	102,190
5.000%	11/20/48	30	31,921
5.500%	07/20/40	256	295,758
5.500%	04/20/48	13	14,110
6.000%	09/20/38	50	56,276
6.000%	10/20/38	68	77,898

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $176,833,970)			176,536,259

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 16.1%
U.S. Treasury Notes
0.250%	08/31/25	20,600	$19,959,469
0.625%	05/15/30	33,000	30,860,156
0.625%	08/15/30	40,600	37,872,187
0.875%	11/15/30	46,600	44,313,687
1.125%	02/15/31	33,500	32,515,938
1.250%	08/15/31	28,000	27,383,125
1.375%	11/15/31	33,000	32,587,500
1.500%	02/15/30	31,600	31,767,875
1.625%	08/15/29	25,700	26,077,469
1.625%	05/15/31	40,500	41,018,906
1.750%	11/15/29	21,750	22,293,750
2.375%	05/15/29	19,500	20,791,875
2.625%	02/15/29	19,300	20,868,125

TOTAL U.S. TREASURY OBLIGATIONS (cost $392,455,837)			388,310,062

TOTAL LONG-TERM INVESTMENTS (cost $1,707,656,038)			1,805,520,115

		Shares

SHORT-TERM INVESTMENTS — 26.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)		533,608,244	533,608,244
PGIM Institutional Money Market Fund (cost $101,037,191; includes $101,027,816 of cash collateral for securities on loan)(b)(wa)		101,107,966	101,037,191

TOTAL SHORT-TERM INVESTMENTS (cost $634,645,435)			634,645,435

TOTAL INVESTMENTS — 100.8% (cost $2,342,301,473)			2,440,165,550
Liabilities in excess of other assets(z) — (0.8)%			(20,213,012)

NET ASSETS — 100.0%			$2,419,952,538

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $0 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $99,293,952; cash collateral of $101,027,816 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(r)	Principal or notional amount is less than $500 par.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Government National Mortgage Assoc. (proceeds receivable $12,480,028)	3.500%	TBA	01/20/22	(11,950)	$(12,442,886)

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
12	5 Year U.S. Treasury Notes	Mar. 2022	$1,451,719	$381
968	10 Year U.S. Treasury Notes	Mar. 2022	126,293,750	981,074
296	20 Year U.S. Treasury Bonds	Mar. 2022	47,489,500	40,337
159	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	31,342,875	526,830
259	FTSE 100 Index	Mar. 2022	25,675,706	564,813

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
74	FTSE/MIB Index	Mar. 2022	$11,478,084	$310,314
115	IBEX 35 Index	Jan. 2022	11,370,268	463,656
1,071	Mini MSCI EAFE Index	Mar. 2022	124,332,390	1,739,550
37	Mini MSCI Emerging Markets Index	Mar. 2022	2,268,655	15,571
1,639	S&P 500 E-Mini Index	Mar. 2022	389,959,075	4,581,077
79	S&P/TSX 60 Index	Mar. 2022	15,999,225	272,518
425	TOPIX Index	Mar. 2022	73,598,192	287,610

				9,783,731

Short Positions:
18	2 Year U.S. Treasury Notes	Mar. 2022	3,927,094	5,602
61	10 Year U.S. Ultra Treasury Notes	Mar. 2022	8,932,687	(118,326)
216	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	42,579,000	(898,356)
538	Mini MSCI Emerging Markets Index	Mar. 2022	32,987,470	(74,389)
104	S&P 500 E-Mini Index	Mar. 2022	24,744,200	(290,685)

				(1,376,154)

				$8,407,577

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 03/16/22	Standard Chartered Bank	CAD	18,691	$14,793,486	$14,773,645	$—	$(19,841)
Euro,
Expiring 01/14/22	HSBC Bank PLC	EUR	62	70,260	70,607	347	—
Expiring 01/14/22	HSBC Bank PLC	EUR	37	43,049	42,136	—	(913)
Expiring 01/14/22	Standard Chartered Bank	EUR	147	167,218	167,406	188	—
Expiring 03/16/22	Canadian Imperial Bank of Commerce	EUR	1,977	2,242,064	2,254,335	12,271	—
Expiring 03/16/22	Goldman Sachs & Co. LLC	EUR	70,685	80,188,846	80,600,650	411,804	—

				$97,504,923	$97,908,779	424,610	(20,754)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/16/22	HSBC Bank PLC	AUD	18,308	$13,029,425	$13,322,856	$—	$(293,431)
Canadian Dollar,
Expiring 03/16/22	Goldman Sachs & Co. LLC	CAD	33,885	26,466,606	26,783,260	—	(316,654)
Euro,
Expiring 01/14/22	Standard Chartered Bank	EUR	1,113	1,294,473	1,267,502	26,971	—
Expiring 01/14/22	Standard Chartered Bank	EUR	832	939,849	947,495	—	(7,646)
Expiring 01/14/22	Standard Chartered Bank	EUR	115	130,061	130,964	—	(903)
Expiring 02/02/22	BNP Paribas Securities Corp.	EUR	163	184,924	185,698	—	(774)
Expiring 03/16/22	Goldman Sachs & Co. LLC	EUR	36,147	41,007,704	41,218,296	—	(210,592)
Expiring 03/16/22	Standard Chartered Bank	EUR	1,650	1,875,191	1,881,463	—	(6,272)
Japanese Yen,
Expiring 03/16/22	Barclays Bank PLC	JPY	2,977,665	26,433,136	25,902,795	530,341	—
Expiring 03/16/22	Deutsche Bank AG	JPY	1,352,109	11,918,189	11,762,035	156,154	—

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 03/16/22	UBS Securities LLC	JPY 562,851	$4,993,826	$4,896,258	$97,568	$—

			$128,273,384	$128,298,622	811,034	(836,272)

					$1,235,644	$(857,026)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	47,200	$(1,068,343)	$(1,168,746)	$(100,403)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$40,279,040	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$7,894,575	$—
Austria	—	1,306,647	—
Belgium	—	928,376	—
Brazil	1,802,215	3,545,875	—
Canada	19,558,301	—	—
Chile	252,902	—	—
China	3,891,330	42,054,053	—
Czech Republic	—	255,260	—
Denmark	—	4,581,088	—
Finland	—	5,092,911	—
France	—	17,153,103	—
Germany	—	15,676,974	—
Greece	33,937	185,528	—
Hong Kong	—	4,839,410	—
Hungary	—	698,065	—
India	828,341	16,961,291	—
Indonesia	—	1,176,790	—
Ireland	—	837,321	—
Israel	79,707	1,837,796	—
Italy	—	2,406,919	—
Japan	—	28,191,506	—
Kuwait	—	65,489	—
Luxembourg	—	86,296	—
Malaysia	—	4,624,209	—
Mexico	4,781,395	—	—
Netherlands	—	11,136,211	—
New Zealand	—	335,058	—
Norway	—	1,857,263	—
Peru	168,592	—	—
Philippines	—	517,333	—
Poland	—	250,380	—
Portugal	—	313,271	—
Qatar	—	567,353	—
Romania	—	73,069	—
Russia	27,221	4,735,171	—
Saudi Arabia	—	3,098,404	—
Singapore	—	1,740,552	—
South Africa	—	7,328,247	—
South Korea	352,585	18,125,151	—
Spain	—	3,726,626	—
Sweden	—	5,408,095	—
Switzerland	—	10,868,890	—
Taiwan	429,087	26,938,981	—
Tanzania	—	323,688	—
Thailand	—	1,684,682	—
Turkey	13,682	915,910	—
United Arab Emirates	—	781,083	—
United Kingdom	282,552	17,853,356	—
United States	477,140,982	3,508,957	—
Exchange-Traded Fund
United States	46,989,850	—	—
Preferred Stocks
Brazil	—	1,804,318	—
Chile	127,660	—	—
Colombia	—	8,868	—

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Preferred Stocks (continued)
Germany	$—	$698,781	$—
United States	—	145,173	—
Asset-Backed Securities
United States	—	73,155,949	—
Commercial Mortgage-Backed Securities
United States	—	30,033,067	—
Corporate Bonds
Australia	—	39,138	—
Brazil	—	242,574	—
Canada	—	6,023,994	—
China	—	453,761	—
Germany	—	1,060,038	—
Ireland	—	951,845	—
Japan	—	4,963,798	—
Netherlands	—	619,478	—
Norway	—	172,149	—
Peru	—	435,062	—
Portugal	—	115,558	—
Spain	—	1,597,673	—
Switzerland	—	675,206	—
United Kingdom	—	3,621,848	—
United States	—	199,469,342	—
Municipal Bonds
California	—	2,118,065	—
District of Columbia	—	37,070	—
Florida	—	33,992	—
Illinois	—	271,365	—
Maryland	—	56,700	—
Massachusetts	—	31,307	—
New Jersey	—	162,726	—
New York	—	626,374	—
North Carolina	—	102,913	—
Ohio	—	163,655	—
Oregon	—	268,583	—
Texas	—	723,915	—
Virginia	—	81,061	—
Residential Mortgage-Backed Securities
United States	—	67,221,754	—
Sovereign Bonds
Indonesia	—	483,540	—
Israel	—	524,904	—
Mexico	—	877,514	—
Panama	—	265,034	—
Peru	—	478,358	—
Uruguay	—	609,792	—
U.S. Government Agency Obligations	—	176,536,259	—
U.S. Treasury Obligations	—	388,310,062	—
Short-Term Investments
Affiliated Mutual Funds	634,645,435	—	—

Total	$1,191,405,774	$1,248,759,776	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$9,789,333	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,235,644	—

Total	$9,789,333	$1,235,644	$—

Liabilities
Forward Commitment Contract	$—	$(12,442,886)	$—
Futures Contracts	(1,381,756)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(857,026)	—
Centrally Cleared Credit Default Swap Agreement	—	(100,403)	—

Total	$(1,381,756)	$(13,400,315)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (4.2% represents investments purchased with collateral from securities on loan)	26.2%
U.S. Treasury Obligations	16.1
Equity Real Estate Investment Trusts (REITs)	8.6
U.S. Government Agency Obligations	7.3
Banks	4.5
Automobiles	2.8
Residential Mortgage-Backed Securities	2.8
Exchange-Traded Fund	2.0
Software	1.7
Semiconductors & Semiconductor Equipment	1.7
Technology Hardware, Storage & Peripherals	1.4
Commercial Mortgage-Backed Securities	1.2
Interactive Media & Services	1.2
Insurance	1.2
Pharmaceuticals	1.2
IT Services	1.0
Oil, Gas & Consumable Fuels	0.9
Chemicals	0.8
Internet & Direct Marketing Retail	0.8
Consumer Loans	0.6
Electric	0.6
Diversified Financial Services	0.5
Machinery	0.5
Real Estate Investment Trusts (REITs)	0.5
Metals & Mining	0.5
Health Care Equipment & Supplies	0.4
Capital Markets	0.4
Food & Staples Retailing	0.4
Life Sciences Tools & Services	0.4
Media	0.4
Hotels, Restaurants & Leisure	0.4
Computers	0.4
Beverages	0.4
Professional Services	0.3
Agriculture	0.3
Telecommunications	0.3

Multi-Utilities	0.3%
Air Freight & Logistics	0.3
Commercial Services	0.3
Health Care Providers & Services	0.3
Investment Companies	0.3
Textiles, Apparel & Luxury Goods	0.3
Industrial Conglomerates	0.3
Electronic Equipment, Instruments & Components	0.3
Healthcare-Services	0.3
Personal Products	0.3
Specialty Retail	0.3
Real Estate Management & Development	0.3
Biotechnology	0.3
Tobacco	0.3
Electrical Equipment	0.2
Household Products	0.2
Diversified Telecommunication Services	0.2
Aerospace & Defense	0.2
Food Products	0.2
Electric Utilities	0.2
Pipelines	0.2
Entertainment	0.2
Municipal Bonds	0.2
Auto Components	0.2
Trading Companies & Distributors	0.2
Consumer Finance	0.2
Healthcare-Products	0.2
Multiline Retail	0.2
Building Materials	0.2
Auto Manufacturers	0.2
Retail	0.2
Semiconductors	0.2
Wireless Telecommunication Services	0.2
Road & Rail	0.2
Household Durables	0.1
Sovereign Bonds	0.1
Building Products	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Oil & Gas	0.1%
Electronics	0.1
Construction Materials	0.1
Communications Equipment	0.1
Internet	0.1
Energy Equipment & Services	0.1
Gas Utilities	0.1
Machinery-Diversified	0.1
Marine	0.1
Thrifts & Mortgage Finance	0.1
Diversified Consumer Services	0.1
Transportation	0.1
Containers & Packaging	0.1
Foods	0.1
Commercial Services & Supplies	0.1
Apparel	0.1
Home Builders	0.0	*
Electrical Components & Equipment	0.0	*
Iron/Steel	0.0	*
Water	0.0	*
Miscellaneous Manufacturing	0.0	*
Gas	0.0	*
Household Products/Wares	0.0	*
Airlines	0.0	*
Lodging	0.0	*

Independent Power & Renewable Electricity Producers	0.0	*%
Mining	0.0	*
Office/Business Equipment	0.0	*
Health Care Technology	0.0	*
Transportation Infrastructure	0.0	*
Oil & Gas Services	0.0	*
Auto Parts & Equipment	0.0	*
Cosmetics/Personal Care	0.0	*
Real Estate	0.0	*
Construction & Engineering	0.0	*
Student Loan	0.0	*
Paper & Forest Products	0.0	*
Advertising	0.0	*
Water Utilities	0.0	*
Leisure Products	0.0	*
Environmental Control	0.0	*
Packaging & Containers	0.0	*
Distributors	0.0	*

	100.8
Liabilities in excess of other assets	(0.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$100,403	*
Equity contracts	Due from/to broker-variation margin futures	8,235,109	*	Due from/to broker-variation margin futures	365,074	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,235,644		Unrealized depreciation on OTC forward foreign currency exchange contracts	857,026
Interest rate contracts	Due from/to broker-variation margin futures	1,554,224	*	Due from/to broker-variation margin futures	1,016,682	*

		$11,024,977			$2,339,185

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$24,877,577
Credit contracts	—	—	98,490
Equity contracts	118,726,673	—	22,995,001
Foreign exchange contracts	—	(2,091,758)	—
Interest rate contracts	(8,319,080)	—	(482,851)

Total	$110,407,593	$(2,091,758)	$47,488,217

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$(13,949,166)
Credit contracts	—	—	(269,126)
Equity contracts	(3,064,715)	—	(9,866,443)
Foreign exchange contracts	—	(659,234)	—
Interest rate contracts	231,477	—	—

Total	$(2,833,238)	$(659,234)	$(24,084,735)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$845,955,115	$300,547,795	$142,350,271

Forward Foreign Currency Exchange Contracts—Sold(2)	Credit Default Swap Agreements— Buy Protection(1)
$98,715,217	$17,448,655

Credit Default Swap Agreements— Sell Protection(1)	Total Return Swap Agreements(1)	Inflation Swap Agreements(1)
$3,606,396	$66,976,378	$6,722,000

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$99,293,952	$(99,293,952)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Bank PLC	$530,341	$—	$530,341	$—	$530,341
BNP Paribas Securities Corp.	—	(774)	(774)	—	(774)
Canadian Imperial Bank of Commerce	12,271	—	12,271	—	12,271
Deutsche Bank AG	156,154	—	156,154	—	156,154
Goldman Sachs & Co. LLC	411,804	(527,246)	(115,442)	—	(115,442)
HSBC Bank PLC	347	(294,344)	(293,997)	—	(293,997)
Standard Chartered Bank	27,159	(34,662)	(7,503)	—	(7,503)
UBS Securities LLC	97,568	—	97,568	—	97,568

	$1,235,644	$(857,026)	$378,618	$—	$378,618

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $99,293,952:
Unaffiliated investments (cost $1,707,656,038)	$1,805,520,115
Affiliated investments (cost $634,645,435)	634,645,435
Foreign currency, at value (cost $83,457,509)	83,927,888
Cash	6,894
Deposit with broker for centrally cleared/exchange-traded derivatives	40,279,040
Receivable for investments sold	18,486,438
Dividends and interest receivable	4,787,835
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,235,644
Tax reclaim receivable	1,116,101
Receivable for Portfolio shares sold	39,294
Receivable from affiliate	13,046
Prepaid expenses	18,131

Total Assets	2,590,075,861

LIABILITIES
Payable to broker for collateral for securities on loan	101,027,816
Payable for investments purchased	51,931,507
Forward commitment contracts, at value (proceeds receivable $12,480,028)	12,442,886
Due to broker-variation margin futures	1,229,538
Unrealized depreciation on OTC forward foreign currency exchange contracts	857,026
Management fee payable.	794,293
Accrued expenses and other liabilities	627,542
Payable to affiliate	435,382
Foreign capital gains tax liability accrued	406,486
Payable for Portfolio shares purchased	284,946
Distribution fee payable	66,328
Due to broker-variation margin swaps	17,842
Trustees’ fees payable	1,280
Affiliated transfer agent fee payable	451

Total Liabilities	170,123,323

NET ASSETS	$2,419,952,538

Net assets were comprised of:
Partners’ Equity	$2,419,952,538

Net asset value and redemption price per share, $2,419,952,538 / 132,440,518 outstanding shares of beneficial interest	$18.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $896,345 foreign withholding tax, of which $82,313 is reimbursable by an affiliate)	$16,430,478
Interest income (net of $57,852 foreign withholding tax)	14,996,542
Affiliated dividend income	868,723
Income from securities lending, net (including affiliated income of $94,183)	155,407

Total income	32,451,150

EXPENSES
Management fee	18,539,444
Distribution fee	6,051,046
Custodian and accounting fees	806,571
Audit fee	81,700
Trustees’ fees	40,119
Legal fees and expenses	29,685
Shareholders’ reports	20,876
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	108,872

Total expenses	25,685,736
Less: Fee waiver and/or expense reimbursement	(773,478)

Net expenses	24,912,258

NET INVESTMENT INCOME (LOSS)	7,538,892

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(52,913)) (net of foreign capital gains taxes $(360,296))	143,342,340
Futures transactions	110,407,593
Forward currency contract transactions	(2,091,758)
Swap agreements transactions	47,488,217
Foreign currency transactions	(3,575,131)

295,571,261

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $9,799) (net of change in foreign capital gains taxes $(140,882))	(8,508,971)
Futures	(2,833,238)
Forward currency contracts	(659,234)
Swap agreements	(24,084,735)
Foreign currencies	190,493

(35,895,685)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	259,675,576

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$267,214,468

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$7,538,892	$21,585,393
Net realized gain (loss) on investment and foreign currency transactions	295,571,261	(1,606,423)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(35,895,685)	43,165,539

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	267,214,468	63,144,509

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,835,075 and 64,394,097 shares, respectively]	31,512,607	853,422,589
Portfolio shares purchased [14,743,687 and 77,192,924 shares, respectively]	(256,587,024)	(1,009,643,488)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(225,074,417)	(156,220,899)

TOTAL INCREASE (DECREASE)	42,140,051	(93,076,390)
NET ASSETS:
Beginning of year	2,377,812,487	2,470,888,877

End of year	$2,419,952,538	$2,377,812,487

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 84.3%
AFFILIATED MUTUAL FUNDS — 8.1%
AST ClearBridge Dividend Growth Portfolio*	2,396,612	$69,861,248
AST Emerging Markets Equity Portfolio*	866,959	8,903,672
AST Goldman Sachs Small-Cap Value Portfolio*	738,196	23,969,215
AST High Yield Portfolio*	6,395,033	79,426,310
AST Hotchkis & Wiley Large-Cap Value Portfolio*	602,406	25,819,107
AST Jennison Large-Cap Growth Portfolio*	424,558	30,657,359
AST MFS Growth Portfolio*	634,278	34,073,414
AST MFS Large-Cap Value Portfolio*	1,113,220	33,786,237
AST Small-Cap Growth Opportunities Portfolio*	758,758	24,416,835
AST Small-Cap Growth Portfolio*	303,933	25,010,684
AST Small-Cap Value Portfolio*	627,574	24,117,664
AST T. Rowe Price Large-Cap Growth Portfolio*	386,907	29,234,693
AST T. Rowe Price Natural Resources Portfolio*	915,517	24,956,985
AST Western Asset Emerging Markets Debt Portfolio*	4,338,978	55,235,190

TOTAL AFFILIATED MUTUAL FUNDS (cost $385,210,568)(wd)		489,468,613

COMMON STOCKS — 25.2%
Aerospace & Defense — 0.3%
Airbus SE (France)*	12,140	1,555,004
Boeing Co. (The)*	3,680	740,858
Curtiss-Wright Corp.	8,000	1,109,360
General Dynamics Corp.	17,209	3,587,560
HEICO Corp.	2,100	302,862
Hexcel Corp.*	3,600	186,480
Howmet Aerospace, Inc.	2,650	84,350
Huntington Ingalls Industries, Inc.	280	52,287
L3Harris Technologies, Inc.	1,260	268,682
Lockheed Martin Corp.	6,250	2,221,313
Northrop Grumman Corp.	7,057	2,731,553
Raytheon Technologies Corp.	64,884	5,583,917
Textron, Inc.	1,540	118,888
TransDigm Group, Inc.*	330	209,972

		18,753,086

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	900	96,867
Deutsche Post AG (Germany)	45,170	2,898,039
DSV A/S (Denmark)	3,328	777,631
Expeditors International of Washington, Inc.	1,170	157,119
FedEx Corp.	15,828	4,093,754
United Parcel Service, Inc. (Class B Stock)	23,532	5,043,849
Yamato Holdings Co. Ltd. (Japan)	14,800	347,733

		13,414,992

Airlines — 0.0%
Alaska Air Group, Inc.*	860	44,806

	Shares	Value

COMMON STOCKS (continued)
Airlines (cont’d.)
American Airlines Group, Inc.*	4,440	$79,742
Delta Air Lines, Inc.*	17,914	700,079
Southwest Airlines Co.*	4,060	173,931
United Airlines Holdings, Inc.*	2,220	97,192

		1,095,750

Auto Components — 0.1%
Aisin Corp. (Japan)	3,300	126,684
Aptiv PLC*	5,735	945,988
BorgWarner, Inc.	1,650	74,366
Bridgestone Corp. (Japan)	40,200	1,730,074
Cie Generale des Etablissements Michelin SCA (France)	4,023	659,741
Denso Corp. (Japan)	7,000	580,064
Magna International, Inc. (Canada)	5,062	409,718

		4,526,635

Automobiles — 0.6%
Bayerische Motoren Werke AG (Germany)	5,430	544,349
BYD Co. Ltd. (China) (Class H Stock)	2,500	84,890
Daimler AG (Germany)	25,538	1,962,126
Ferrari NV (Italy)	6,826	1,770,562
Ford Motor Co.	76,920	1,597,628
General Motors Co.*	20,356	1,193,472
Hero MotoCorp Ltd. (India)	2,069	68,535
Isuzu Motors Ltd. (Japan)	140,400	1,743,117
Kia Corp. (South Korea)*	1,889	129,800
Rivian Automotive, Inc. (Class A Stock)*(a)	1,548	160,512
Tesla, Inc.*	19,751	20,872,462
Thor Industries, Inc.(a)	9,300	965,061
Toyota Motor Corp. (Japan)	93,700	1,719,993
Volkswagen AG (Germany)	542	159,442

		32,971,949

Banks — 1.3%
Absa Group Ltd. (South Africa)	11,952	114,301
Australia & New Zealand Banking Group Ltd. (Australia)	64,052	1,282,022
Bank Hapoalim BM (Israel)	192,807	1,985,207
Bank Leumi Le-Israel BM (Israel)	201,644	2,169,540
Bank of America Corp.	174,615	7,768,621
Bank of China Ltd. (China) (Class H Stock)	240,000	86,534
Bank of Ireland Group PLC (Ireland)*	28,653	162,785
Barclays PLC (United Kingdom)	400,682	1,014,352
BNP Paribas SA (France)	26,670	1,844,677
China Construction Bank Corp. (China) (Class H Stock)	471,000	326,185
Citigroup, Inc.	80,422	4,856,685
Citizens Financial Group, Inc.	2,920	137,970
Comerica, Inc.	920	80,040
Commonwealth Bank of Australia (Australia)	5,166	379,481
Credit Agricole SA (France)	19,618	280,280
DBS Group Holdings Ltd. (Singapore)	138,100	3,345,831
DNB Bank ASA (Norway)	19,559	447,565

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
East West Bancorp, Inc.	3,960	$311,573
Erste Group Bank AG (Austria)	8,934	420,153
Fifth Third Bancorp	4,540	197,717
First Republic Bank	1,130	233,356
Hana Financial Group, Inc. (South Korea)	4,672	164,885
HSBC Holdings PLC (United Kingdom)	47,034	285,600
Huntington Bancshares, Inc.	10,130	156,205
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	133,000	75,744
ING Groep NV (Netherlands)	63,920	893,456
Israel Discount Bank Ltd. (Israel) (Class A Stock)	21,860	147,236
JPMorgan Chase & Co.	75,538	11,961,442
KB Financial Group, Inc. (South Korea)	3,278	151,054
KBC Group NV (Belgium)	5,229	451,928
KeyCorp.	6,560	151,733
Lloyds Banking Group PLC (United Kingdom)	3,452,765	2,235,826
M&T Bank Corp.	880	135,150
Mediobanca Banca di Credito Finanziario SpA (Italy)	163,555	1,879,095
Mitsubishi UFJ Financial Group, Inc. (Japan)	518,100	2,809,998
Mizuho Financial Group, Inc. (Japan)	40,800	518,862
National Australia Bank Ltd. (Australia)	68,973	1,446,752
NatWest Group PLC (United Kingdom)	87,299	266,993
Nordea Bank Abp (Finland)	52,036	635,744
NU Holdings Ltd. (Brazil) (Class A Stock)*(a)	35,550	333,459
Oversea-Chinese Banking Corp. Ltd. (Singapore)	57,800	489,189
People’s United Financial, Inc.	2,940	52,391
Pinnacle Financial Partners, Inc.	1,382	131,981
PNC Financial Services Group, Inc. (The)	30,654	6,146,740
Popular, Inc. (Puerto Rico)	2,400	196,896
Raiffeisen Bank International AG (Austria)	3,420	101,712
Regions Financial Corp.	77,250	1,684,050
Sberbank of Russia PJSC (Russia), ADR	20,958	335,551
Signature Bank	6,050	1,956,993
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	63,981	889,188
Sumitomo Mitsui Financial Group, Inc. (Japan)	11,800	403,822
SVB Financial Group*	1,170	793,541
Svenska Handelsbanken AB (Sweden) (Class A Stock)	25,476	275,724
Swedbank AB (Sweden) (Class A Stock)	20,925	420,939
Synovus Financial Corp.	10,200	488,274
Tisco Financial Group PCL (Thailand)	92,900	266,490
Truist Financial Corp.	46,713	2,735,046
U.S. Bancorp	61,587	3,459,342
United Overseas Bank Ltd. (Singapore)	20,400	407,126
Wells Fargo & Co.	141,647	6,796,223

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Western Alliance Bancorp	7,700	$828,905
Zions Bancorp NA	1,110	70,108

		81,076,268

Beverages — 0.4%
Ambev SA (Brazil)	33,400	93,262
Brown-Forman Corp. (Class B Stock)	1,240	90,346
Carlsberg A/S (Denmark) (Class B Stock)	1,804	311,821
Coca-Cola Co. (The)	124,359	7,363,296
Coca-Cola Europacific Partners PLC (United Kingdom)	3,600	201,348
Coca-Cola HBC AG (Russia)*	43,756	1,512,900
Constellation Brands, Inc. (Class A Stock)	1,070	268,538
Diageo PLC (United Kingdom)	5,944	324,658
Diageo PLC (United Kingdom), ADR	9,002	1,981,700
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China) (Class A Stock)	3,000	77,538
Kirin Holdings Co. Ltd. (Japan)	14,800	237,736
Molson Coors Beverage Co. (Class B Stock)	1,290	59,792
Monster Beverage Corp.*	9,167	880,399
PepsiCo, Inc.	41,400	7,191,594
Pernod Ricard SA (France)	4,638	1,116,371
Remy Cointreau SA (France)	2,661	648,933

		22,360,232

Biotechnology — 0.4%
AbbVie, Inc.	70,454	9,539,472
Amgen, Inc.	4,651	1,046,335
Argenx SE (Netherlands), ADR*	1,992	697,579
Biogen, Inc.*	2,282	547,497
BioMarin Pharmaceutical, Inc.*	3,461	305,779
BioNTech SE (Germany), ADR*	661	170,406
Gilead Sciences, Inc.	19,960	1,449,296
Horizon Therapeutics PLC*	14,386	1,550,235
Incyte Corp.*	1,290	94,686
Moderna, Inc.*	2,290	581,614
Regeneron Pharmaceuticals, Inc.*	6,121	3,865,534
Vertex Pharmaceuticals, Inc.*	14,260	3,131,496

		22,979,929

Building Products — 0.2%
A.O. Smith Corp.	910	78,123
Allegion PLC	620	82,113
Carlisle Cos., Inc.	7,600	1,885,712
Carrier Global Corp.	30,180	1,636,963
Cie de Saint-Gobain (France)	35,278	2,485,510
Fortune Brands Home & Security, Inc.	950	101,555
Geberit AG (Switzerland)	2,186	1,784,680
Johnson Controls International PLC	42,534	3,458,440
Kingspan Group PLC (Ireland)	2,682	320,471
Masco Corp.	1,700	119,374
Trane Technologies PLC	4,669	943,278
Xinyi Glass Holdings Ltd. (Hong Kong)	623,000	1,557,063

		14,453,282

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Capital Markets — 0.8%
3i Group PLC (United Kingdom)	108,980	$2,133,957
abrdn PLC (United Kingdom)	386,049	1,258,044
Ameriprise Financial, Inc.	3,324	1,002,718
Apollo Global Management, Inc.	19,079	1,381,892
Ares Management Corp. (Class A Stock)	3,500	284,445
Bank of New York Mellon Corp. (The)	15,420	895,594
BlackRock, Inc.	2,271	2,079,237
Blackstone, Inc.	5,008	647,985
Cboe Global Markets, Inc.	10,530	1,373,112
Charles Schwab Corp. (The)	15,789	1,327,855
CME Group, Inc.	5,967	1,363,221
Daiwa Securities Group, Inc. (Japan)	77,805	438,641
EQT AB (Sweden)	3,650	199,544
FactSet Research Systems, Inc.	220	106,922
Franklin Resources, Inc.	1,930	64,636
Goldman Sachs Group, Inc. (The)	18,467	7,064,551
IG Group Holdings PLC (United Kingdom)	18,061	198,721
Intercontinental Exchange, Inc.	13,440	1,838,189
Invesco Ltd.	2,340	53,867
Janus Henderson Group PLC	10,500	440,370
Julius Baer Group Ltd. (Switzerland)	2,930	195,568
KKR & Co., Inc.	26,747	1,992,651
Lazard Ltd. (Class A Stock)	4,929	215,052
Macquarie Group Ltd. (Australia)	18,095	2,699,115
MarketAxess Holdings, Inc.	220	90,479
Moody’s Corp.	6,785	2,650,085
Morgan Stanley	44,490	4,367,138
MSCI, Inc.	1,535	940,479
Nasdaq, Inc.	720	151,207
Northern Trust Corp.	19,289	2,307,157
Partners Group Holding AG (Switzerland)	389	641,626
Raymond James Financial, Inc.	17,170	1,723,868
S&P Global, Inc.	3,357	1,584,269
SBI Holdings, Inc. (Japan)	4,200	114,333
St. James’s Place PLC (United Kingdom)	3,668	83,436
State Street Corp.	26,320	2,447,760
Stifel Financial Corp.	2,700	190,134
T. Rowe Price Group, Inc.(a)	3,506	689,420
UBS Group AG (Switzerland)	208,118	3,727,915

		50,965,193

Chemicals — 0.4%
Air Products & Chemicals, Inc.	3,510	1,067,953
Albemarle Corp.	2,020	472,215
Arkema SA (France)	1,104	155,750
Asahi Kasei Corp. (Japan)	21,500	202,117
Celanese Corp.	7,360	1,236,922
CF Industries Holdings, Inc.	26,780	1,895,488
Corteva, Inc.	4,870	230,254
Covestro AG (Germany), 144A	31,246	1,916,714
Dow, Inc.	35,328	2,003,804
DuPont de Nemours, Inc.	33,770	2,727,941
Eastman Chemical Co.	4,112	497,182
Ecolab, Inc.	1,630	382,382

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Evonik Industries AG (Germany)	3,635	$117,775
FMC Corp.	880	96,703
Givaudan SA (Switzerland)	199	1,044,886
ICL Group Ltd. (Israel)	16,300	156,451
International Flavors & Fragrances, Inc.	1,710	257,611
Linde PLC (United Kingdom) (NYSE)	6,149	2,130,198
Linde PLC (United Kingdom) (BATE)	1,044	362,758
LyondellBasell Industries NV (Class A Stock)	1,810	166,936
Mitsubishi Chemical Holdings Corp. (Japan)	21,600	160,377
Mitsui Chemicals, Inc. (Japan)	57,600	1,551,629
Mosaic Co. (The)	17,640	693,076
Nitto Denko Corp. (Japan)	5,700	439,842
PPG Industries, Inc.	10,670	1,839,935
Sherwin-Williams Co. (The)	1,620	570,499
Shin-Etsu Chemical Co. Ltd. (Japan)	5,900	1,020,817
Solvay SA (Belgium)	1,305	151,561
Sumitomo Chemical Co. Ltd. (Japan)	113,900	537,014
Tosoh Corp. (Japan)	24,000	356,884
Westlake Chemical Corp.	16,300	1,583,219
Yara International ASA (Brazil)	2,760	139,251

		26,166,144

Commercial Services & Supplies — 0.1%
Brambles Ltd. (Australia)	28,076	217,354
Cintas Corp.	560	248,175
Clean Harbors, Inc.*	10,600	1,057,562
Copart, Inc.*	11,700	1,773,954
Rentokil Initial PLC (United Kingdom)	31,962	252,957
Republic Services, Inc.	7,373	1,028,165
Rollins, Inc.	1,550	53,026
Securitas AB (Sweden) (Class B Stock)	7,259	99,880
TOPPAN, Inc. (Japan)	6,600	123,712
Waste Management, Inc.	2,590	432,271

		5,287,056

Communications Equipment — 0.2%
Arista Networks, Inc.*	3,780	543,375
Ciena Corp.*	1,901	146,320
Cisco Systems, Inc.	68,523	4,342,302
F5, Inc.*	370	90,543
Juniper Networks, Inc.	2,230	79,633
Motorola Solutions, Inc.	10,580	2,874,586
Nokia OYJ (Finland)*	93,472	589,227
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	20,908	229,362
Ubiquiti, Inc.	3,400	1,042,780

		9,938,128

Construction & Engineering — 0.0%
Eiffage SA (France)	1,378	141,978
Quanta Services, Inc.	2,602	298,345
Skanska AB (Sweden) (Class B Stock)	42,912	1,111,078
Vinci SA (France)	7,453	787,389

		2,338,790

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	25,500	$127,166
Eagle Materials, Inc.	7,500	1,248,450
HeidelbergCement AG (Germany)	20,415	1,384,318
Martin Marietta Materials, Inc.	2,190	964,739
Vulcan Materials Co.	1,774	368,247

		4,092,920

Consumer Finance — 0.2%
AEON Financial Service Co. Ltd. (Japan)	8,400	90,484
American Express Co.	8,105	1,325,978
Capital One Financial Corp.	29,257	4,244,898
Discover Financial Services	15,070	1,741,489
OneMain Holdings, Inc.	20,000	1,000,800
SLM Corp.	18,450	362,912
Synchrony Financial	3,690	171,179

		8,937,740

Containers & Packaging — 0.1%
Amcor PLC	10,580	127,066
Avery Dennison Corp.	6,317	1,368,073
Ball Corp.	2,150	206,980
Berry Global Group, Inc.*	4,200	309,876
Crown Holdings, Inc.	12,443	1,376,445
International Paper Co.	2,680	125,906
Packaging Corp. of America	650	88,498
Sealed Air Corp.	1,030	69,494
Smurfit Kappa Group PLC (Ireland)	26,892	1,482,543
Transcontinental, Inc. (Canada) (Class A Stock)	15,417	247,535
Westrock Co.	9,530	422,751

		5,825,167

Distributors — 0.0%
Genuine Parts Co.	5,980	838,396
LKQ Corp.	25,060	1,504,352
Pool Corp.	245	138,670

		2,481,418

Diversified Consumer Services — 0.0%
Service Corp. International	17,242	1,224,010

Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc. (Class B Stock)*	34,685	10,370,815
Chailease Holding Co. Ltd. (Taiwan)	28,000	266,104
EXOR NV (Netherlands)	1,755	158,049
Investor AB (Sweden) (Class A Stock)	8,208	216,935
Investor AB (Sweden) (Class B Stock)	29,862	750,802

		11,762,705

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	122,850	3,022,110
Deutsche Telekom AG (Germany)	55,204	1,022,095
Elisa OYJ (Finland)	2,325	143,122
Hellenic Telecommunications Organization SA (Greece)	11,262	208,280
Koninklijke KPN NV (Netherlands)	388,296	1,206,959

	Shares	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
Lumen Technologies, Inc.	6,200	$77,810
Swisscom AG (Switzerland)	425	239,734
Telefonica Deutschland Holding AG (Germany)	363,790	1,010,702
Telefonica SA (Spain)	486,444	2,129,316
Telkom Indonesia Persero Tbk PT (Indonesia)	582,200	165,234
Telstra Corp. Ltd. (Australia)	39,300	119,400
United Internet AG (Germany)	2,862	113,265
Verizon Communications, Inc.	118,184	6,140,841

		15,598,868

Electric Utilities — 0.4%
Alliant Energy Corp.	1,720	105,728
American Electric Power Co., Inc.	3,430	305,167
Chubu Electric Power Co., Inc. (Japan)	11,200	118,345
CLP Holdings Ltd. (Hong Kong)	19,000	191,903
Duke Energy Corp.	7,420	778,358
Edison International	2,600	177,450
Electricite de France SA (France)	49,221	578,308
Endesa SA (Spain)	55,566	1,276,745
Enel SpA (Italy)	138,941	1,112,557
Energisa SA (Brazil), UTS	26,900	214,499
Entergy Corp.	1,380	155,457
Evergy, Inc.	7,670	526,239
Eversource Energy	2,360	214,713
Exelon Corp.	52,960	3,058,970
FirstEnergy Corp.	15,230	633,416
Fortum OYJ (Finland)	3,925	120,323
Hawaiian Electric Industries, Inc.	35,060	1,454,990
Iberdrola SA (Spain)	137,786	1,630,483
NextEra Energy, Inc.	38,258	3,571,767
NRG Energy, Inc.	1,680	72,374
Pinnacle West Capital Corp.	770	54,354
Power Assets Holdings Ltd. (Hong Kong)	24,000	149,587
PPL Corp.	57,910	1,740,775
Red Electrica Corp. SA (Spain)	46,428	1,006,676
Southern Co. (The)	25,430	1,743,989
SSE PLC (United Kingdom)	74,603	1,663,643
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	33,734	220,535
Xcel Energy, Inc.	16,863	1,141,625

		24,018,976

Electrical Equipment — 0.2%
Acuity Brands, Inc.	1,200	254,064
AMETEK, Inc.	17,844	2,623,782
Contemporary Amperex Technology Co. Ltd. (China) (Class A Stock)	11,621	1,074,703
Eaton Corp. PLC	17,973	3,106,094
Emerson Electric Co.	29,810	2,771,436
Generac Holdings, Inc.*	435	153,085
Legrand SA (France)	2,143	250,965
Mitsubishi Electric Corp. (Japan)	31,400	399,011
Regal Rexnord Corp.	4,200	714,756
Rockwell Automation, Inc.	765	266,870

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Electrical Equipment (cont’d.)
Schneider Electric SE	12,819	$2,516,057

		14,130,823

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp. (Class A Stock)	3,990	348,965
AU Optronics Corp. (Taiwan)	120,000	99,929
Azbil Corp. (Japan)	2,500	113,771
CDW Corp.	5,200	1,064,856
Corning, Inc.	31,816	1,184,510
Hon Hai Precision Industry Co. Ltd. (Taiwan)	37,000	138,937
IPG Photonics Corp.*	250	43,035
Keyence Corp. (Japan)	4,952	3,108,807
Keysight Technologies, Inc.*	1,180	243,682
Littelfuse, Inc.	1,069	336,393
TD SYNNEX Corp.	8,900	1,017,804
TE Connectivity Ltd.	2,190	353,334
Teledyne Technologies, Inc.*	280	122,329
Trimble, Inc.*	6,330	551,913
Zebra Technologies Corp. (Class A Stock)*	3,635	2,163,552

		10,891,817

Energy Equipment & Services — 0.0%
Baker Hughes Co.	5,680	136,661
Halliburton Co.	66,310	1,516,510
Schlumberger NV	9,590	287,220

		1,940,391

Entertainment — 0.4%
Activision Blizzard, Inc.	40,100	2,667,853
DeNA Co. Ltd. (Japan)	12,400	191,013
Electronic Arts, Inc.	6,570	866,583
GungHo Online Entertainment, Inc. (Japan)*	13,000	292,002
Kingsoft Corp. Ltd. (China)	17,600	77,143
Konami Holdings Corp. (Japan)	1,937	92,667
Live Nation Entertainment, Inc.*	900	107,721
NetEase, Inc. (China), ADR	2,729	277,758
Netflix, Inc.*	13,798	8,312,467
Nintendo Co. Ltd. (Japan)	2,200	1,026,151
Sea Ltd. (Taiwan), ADR*	8,799	1,968,424
Take-Two Interactive Software, Inc.*	800	142,176
Walt Disney Co. (The)*	33,450	5,181,070

		21,203,028

Equity Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc.	8,024	1,789,031
American Campus Communities, Inc.	8,385	480,377
American Tower Corp.	5,002	1,463,085
Apartment Income REIT Corp.	22,700	1,241,009
AvalonBay Communities, Inc.	10,180	2,571,366
Boston Properties, Inc.	2,224	256,160
Cousins Properties, Inc.	5,483	220,855
Crown Castle International Corp.	2,860	596,996
Dexus (Australia)	237,384	1,926,993
Digital Realty Trust, Inc.	1,890	334,284
Duke Realty Corp.	2,600	170,664

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
EPR Properties	4,000	$189,960
Equinix, Inc.	1,330	1,124,967
Equity Residential	11,340	1,026,270
Essex Property Trust, Inc.	445	156,742
Extra Space Storage, Inc.	7,440	1,686,871
Federal Realty Investment Trust	480	65,434
Gaming & Leisure Properties, Inc.	6,596	320,961
Goodman Group (Australia)	37,978	732,763
GPT Group (The) (Australia)	31,794	125,583
Healthpeak Properties, Inc.	3,700	133,533
Highwoods Properties, Inc.	4,900	218,491
Host Hotels & Resorts, Inc.*	4,900	85,211
Invitation Homes, Inc.	8,000	362,720
Iron Mountain, Inc.	1,990	104,137
Kimco Realty Corp.	4,210	103,777
Klepierre SA (France)*	5,220	123,734
Lamar Advertising Co. (Class A Stock)	15,900	1,928,670
Link REIT (Hong Kong)	34,200	300,968
Mid-America Apartment Communities, Inc.	720	165,197
Park Hotels & Resorts, Inc.*	49,200	928,896
Prologis, Inc.	38,815	6,534,894
Public Storage	5,315	1,990,786
Realty Income Corp.	12,759	913,417
Regency Centers Corp.	1,050	79,118
SBA Communications Corp.	10,419	4,053,199
Simon Property Group, Inc.	9,290	1,484,263
Stockland (Australia)	491,583	1,516,069
Tritax Big Box REIT PLC (United Kingdom)	34,512	116,313
UDR, Inc.	1,910	114,581
Ventas, Inc.	6,015	307,487
Vornado Realty Trust	1,090	45,627
Welltower, Inc.	5,200	446,004
Weyerhaeuser Co.	19,840	817,011

		39,354,474

Food & Staples Retailing — 0.3%
BIM Birlesik Magazalar A/S (Turkey)	12,690	58,976
Carrefour SA (France)	10,509	192,634
Costco Wholesale Corp.	6,142	3,486,813
J Sainsbury PLC (United Kingdom)	28,592	106,658
Kesko OYJ (Finland) (Class B Stock)	15,380	513,116
Koninklijke Ahold Delhaize NV (Netherlands)	79,765	2,733,855
Kroger Co. (The)	17,760	803,818
Seven & i Holdings Co. Ltd. (Japan)	11,600	509,812
Sugi Holdings Co. Ltd. (Japan)	1,500	90,756
Sysco Corp.	20,120	1,580,426
Tesco PLC (United Kingdom)	340,460	1,336,422
Walgreens Boots Alliance, Inc.	33,020	1,722,323
Wal-Mart de Mexico SAB de CV (Mexico)	48,479	180,463
Walmart, Inc.	49,596	7,176,045

		20,492,117

Food Products — 0.4%
Archer-Daniels-Midland Co.	27,820	1,880,354

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Food Products (cont’d.)
Bunge Ltd.	6,500	$606,840
Campbell Soup Co.	1,390	60,410
Conagra Brands, Inc.	3,300	112,695
Darling Ingredients, Inc.*	3,956	274,111
General Mills, Inc.	4,040	272,215
Gruma SAB de CV (Mexico) (Class B Stock)	9,124	116,611
Hershey Co. (The)	8,921	1,725,946
Hormel Foods Corp.	1,930	94,203
Inghams Group Ltd. (Australia)	34,921	89,162
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	21,900	142,611
J.M. Smucker Co. (The)	740	100,507
JBS SA	18,854	128,518
Kellogg Co.	1,750	112,735
Kraft Heinz Co. (The)	57,470	2,063,173
Lamb Weston Holdings, Inc.	1,000	63,380
McCormick & Co., Inc.	1,710	165,203
Mondelez International, Inc. (Class A Stock)	42,789	2,837,339
Nestle SA (Switzerland)	48,611	6,803,363
Orkla ASA (Norway)	39,632	397,655
Tyson Foods, Inc. (Class A Stock)	26,920	2,346,347
Viscofan SA (Spain)	1,113	72,064
Wilmar International Ltd. (China)	600,900	1,852,203

		22,317,645

Gas Utilities — 0.0%
Atmos Energy Corp.	900	94,293
Osaka Gas Co. Ltd. (Japan)	33,800	559,741
Snam SpA (Italy)	35,325	212,910
UGI Corp.	21,600	991,656

		1,858,600

Health Care Equipment & Supplies — 0.6%
Abbott Laboratories	57,963	8,157,713
ABIOMED, Inc.*	310	111,343
Alcon, Inc. (Switzerland) (BATE)	6,746	595,003
Alcon, Inc. (Switzerland) (NYSE)(a)	6,850	596,772
Align Technology, Inc.*	2,475	1,626,521
Baxter International, Inc.	3,330	285,847
Becton, Dickinson & Co.	14,074	3,539,330
Boston Scientific Corp.*	85,580	3,635,438
Cooper Cos., Inc. (The)	320	134,061
DENTSPLY SIRONA, Inc.	24,300	1,355,697
Dexcom, Inc.*	615	330,224
Edwards Lifesciences Corp.*	27,000	3,497,850
Hologic, Inc.*	1,740	133,214
Hoya Corp. (Japan)	6,300	934,571
IDEXX Laboratories, Inc.*	555	365,445
Intuitive Surgical, Inc.*	8,411	3,022,072
Koninklijke Philips NV (Netherlands)	5,191	193,462
Medtronic PLC.	47,938	4,959,186
Menicon Co. Ltd. (Japan)	15,094	446,718
Olympus Corp. (Japan)	23,600	544,217
ResMed, Inc.	920	239,642
STERIS PLC	640	155,782
Straumann Holding AG (Switzerland)	800	1,700,578

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Stryker Corp.	6,289	$1,681,804
Teleflex, Inc.	320	105,114
Zimmer Biomet Holdings, Inc.	1,430	181,667

		38,529,271

Health Care Providers & Services — 0.7%
Acadia Healthcare Co., Inc.*	5,806	352,424
AmerisourceBergen Corp.	3,537	470,032
Amplifon SpA (Italy)	7,556	407,033
Anthem, Inc.	7,810	3,620,248
Cardinal Health, Inc.	1,990	102,465
Centene Corp.*	11,982	987,317
Cigna Corp.	14,756	3,388,420
CVS Health Corp.	37,193	3,836,830
DaVita, Inc.*	460	52,330
Fresenius SE & Co. KGaA (Germany)	45,523	1,831,074
HCA Healthcare, Inc.	7,870	2,021,960
Henry Schein, Inc.*	960	74,429
Humana, Inc.	840	389,642
Laboratory Corp. of America Holdings* .	7,269	2,283,993
McKesson Corp.	4,380	1,088,737
Medipal Holdings Corp. (Japan)	78,600	1,474,284
Molina Healthcare, Inc.*	7,028	2,235,466
Quest Diagnostics, Inc.	840	145,328
Sonic Healthcare Ltd. (Australia)	80,068	2,719,921
UnitedHealth Group, Inc.	23,593	11,846,989
Universal Health Services, Inc. (Class B Stock)	520	67,423

		39,396,345

Health Care Technology — 0.0%
Cerner Corp.	2,030	188,526
Veeva Systems, Inc. (Class A Stock)*	3,100	791,988

		980,514

Hotels, Restaurants & Leisure — 0.5%
Aramark	5,626	207,318
Aristocrat Leisure Ltd. (Australia)	12,085	383,120
Booking Holdings, Inc.*	1,777	4,263,432
Caesars Entertainment, Inc.*	1,460	136,554
Carnival Corp.*(a)	5,480	110,258
Chipotle Mexican Grill, Inc.*	187	326,923
Darden Restaurants, Inc.	7,231	1,089,278
Domino’s Pizza, Inc.	220	124,153
Evolution AB (Sweden), 144A	2,768	392,366
Expedia Group, Inc.*	1,000	180,720
Flutter Entertainment PLC (Ireland)*	2,702	427,956
Greggs PLC (United Kingdom)	5,159	233,207
Hilton Worldwide Holdings, Inc.*	1,850	288,581
Hyatt Hotels Corp. (Class A Stock)*	17,800	1,707,020
InterContinental Hotels Group PLC (United Kingdom)*	3,104	200,929
La Francaise des Jeux SAEM (France), 144A	2,205	97,682
Las Vegas Sands Corp.*	2,360	88,830
Marriott International, Inc. (Class A Stock)*	10,028	1,657,027
McDonald’s Corp.	36,533	9,793,401

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
McDonald’s Holdings Co. Japan Ltd. (Japan)	42,128	$1,864,858
MGM Resorts International	38,087	1,709,344
Norwegian Cruise Line Holdings Ltd.*	2,540	52,680
Penn National Gaming, Inc.*(a)	1,140	59,109
Planet Fitness, Inc. (Class A Stock)*	17,500	1,585,150
Royal Caribbean Cruises Ltd.*(a)	5,596	430,332
Sodexo SA (France)	1,564	137,383
Starbucks Corp.	28,281	3,308,028
Tabcorp Holdings Ltd. (Australia)	77,228	282,135
Wynn Resorts Ltd.*	720	61,229
Yum China Holdings, Inc. (China)	6,824	340,108
Yum! Brands, Inc.	4,965	689,440

		32,228,551

Household Durables — 0.1%
Barratt Developments PLC (United Kingdom)	17,498	176,891
D.R. Horton, Inc.	12,437	1,348,793
Garmin Ltd.	1,040	141,617
Iida Group Holdings Co. Ltd. (Japan)	77,700	1,809,732
Lennar Corp. (Class A Stock)	5,790	672,567
Mohawk Industries, Inc.*	380	69,228
Newell Brands, Inc.	2,600	56,784
NVR, Inc.*	59	348,623
Persimmon PLC (United Kingdom)	5,782	223,400
PulteGroup, Inc.	1,780	101,745
Sony Group Corp. (Japan)	5,600	705,116
Toll Brothers, Inc.	27,067	1,959,380
Whirlpool Corp.	350	82,131

		7,696,007

Household Products — 0.2%
Church & Dwight Co., Inc.	1,600	164,000
Clorox Co. (The)	840	146,462
Colgate-Palmolive Co.	5,670	483,878
Henkel AG & Co. KGaA (Germany)	1,799	140,346
Kimberly-Clark Corp.	2,250	321,570
Procter & Gamble Co. (The)	60,706	9,930,288
Spectrum Brands Holdings, Inc.	2,400	244,128

		11,430,672

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	70,570	1,714,851

Industrial Conglomerates — 0.2%
3M Co.	8,150	1,447,684
DCC PLC (United Kingdom)	9,311	762,108
General Electric Co.	7,310	690,576
Hitachi Ltd. (Japan)	7,900	427,841
Honeywell International, Inc.	23,866	4,976,300
Roper Technologies, Inc.	685	336,924
Siemens AG (Germany)	1,807	312,194
Toshiba Corp. (Japan)	6,900	283,559

		9,237,186

Insurance — 0.6%
Aflac, Inc.	4,290	250,493
AIA Group Ltd. (Hong Kong)	43,000	433,550

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Alleghany Corp.*	333	$222,307
Allianz SE (Germany)	15,367	3,624,193
Allstate Corp. (The)	2,050	241,182
American Financial Group, Inc.	1,700	233,444
American International Group, Inc.	22,220	1,263,429
Aon PLC (Class A Stock)	3,370	1,012,887
Arch Capital Group Ltd.*	43,000	1,911,350
Arthur J. Gallagher & Co.	4,539	770,132
Assurant, Inc.	480	74,813
AXA SA (France)	32,370	966,560
Brown & Brown, Inc.	1,780	125,098
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	107,200	290,393
Chubb Ltd.	27,354	5,287,802
Cincinnati Financial Corp.	1,130	128,741
Dai-ichi Life Holdings, Inc. (Japan)	16,700	337,471
Everest Re Group Ltd.	280	76,698
Fairfax Financial Holdings Ltd. (Canada)	925	455,016
Fidelity National Financial, Inc.	18,000	939,240
Gjensidige Forsikring ASA (Norway)	5,124	124,445
Globe Life, Inc.	770	72,164
Hartford Financial Services Group, Inc. (The)	14,063	970,909
iA Financial Corp., Inc. (Canada)	2,308	132,063
Japan Post Holdings Co. Ltd. (Japan)	41,000	319,812
Japan Post Insurance Co. Ltd. (Japan)	6,000	96,382
Lincoln National Corp.	1,390	94,881
Loews Corp.	1,610	92,994
Manulife Financial Corp. (Canada)	24,392	464,913
Marsh & McLennan Cos., Inc.	21,439	3,726,527
Medibank Private Ltd. (Australia)	46,780	113,918
MetLife, Inc.	68,432	4,276,316
NN Group NV (Netherlands)	42,134	2,291,865
Old Republic International Corp.	13,800	339,204
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	186,000	151,833
Poste Italiane SpA (Italy), 144A	18,370	240,513
Principal Financial Group, Inc.	1,880	135,980
Progressive Corp. (The)	9,360	960,804
Reinsurance Group of America, Inc.	9,400	1,029,206
RenaissanceRe Holdings Ltd. (Bermuda)	2,201	372,695
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	1,778	299,040
Sompo Holdings, Inc. (Japan)	44,200	1,863,115
T&D Holdings, Inc. (Japan)	9,200	117,365
Travelers Cos., Inc. (The)	1,720	269,060
W.R. Berkley Corp.	1,110	91,453
Willis Towers Watson PLC	820	194,742
Zurich Insurance Group AG (Switzerland)	2,480	1,087,462

		38,574,460

Interactive Media & Services — 1.1%
Alphabet, Inc. (Class A Stock)*	9,081	26,308,020
Alphabet, Inc. (Class C Stock)*	5,860	16,956,437

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
Auto Trader Group PLC (United Kingdom), 144A	17,075	$171,037
carsales.com Ltd. (Australia)	6,684	121,698
Match Group, Inc.*	1,900	251,275
Meta Platforms, Inc. (Class A Stock)*	54,777	18,424,244
NAVER Corp. (South Korea)*	421	134,021
Snap, Inc. (Class A Stock)*	5,017	235,950
Tencent Holdings Ltd. (China)	8,700	505,628
Twitter, Inc.*	5,470	236,413

		63,344,723

Internet & Direct Marketing Retail — 0.7%
Alibaba Group Holding Ltd. (China), ADR*	3,722	442,136
Amazon.com, Inc.*	10,780	35,944,185
eBay, Inc.	36,910	2,454,515
Etsy, Inc.*	790	172,963
JD.com, Inc. (China), ADR*	2,077	145,535
MercadoLibre, Inc. (Argentina)*	1,111	1,498,072
Zalando SE (Germany), 144A*	1,053	85,123
ZOZO, Inc. (Japan)	14,400	449,439

		41,191,968

IT Services — 1.0%
Accenture PLC (Class A Stock)	14,520	6,019,266
Adyen NV (Netherlands), 144A*	1,340	3,523,370
Affirm Holdings, Inc.*	1,161	116,750
Akamai Technologies, Inc.*	1,120	131,085
Automatic Data Processing, Inc.	17,080	4,211,586
Bechtle AG (Germany)	1,701	121,950
Broadridge Financial Solutions, Inc.	800	146,256
Capgemini SE (France)	10,131	2,484,806
Cognizant Technology Solutions Corp. (Class A Stock)	3,500	310,520
Concentrix Corp.	4,000	714,480
Dlocal Ltd. (Uruguay)*(a)	10,293	367,357
DXC Technology Co.*	1,730	55,689
EPAM Systems, Inc.*	4,155	2,777,410
Fidelity National Information Services, Inc.	19,203	2,096,007
Fiserv, Inc.*	4,000	415,160
FleetCor Technologies, Inc.*	1,385	310,018
Fujitsu Ltd. (Japan)	16,200	2,768,478
Gartner, Inc.*	7,289	2,436,859
Global Payments, Inc.	1,930	260,897
Globant SA*	3,556	1,116,904
GMO Payment Gateway, Inc. (Japan)	4,658	578,216
International Business Machines Corp.	8,127	1,086,255
Jack Henry & Associates, Inc.	510	85,165
Mastercard, Inc. (Class A Stock)	26,638	9,571,566
MongoDB, Inc.*	3,400	1,799,790
NEC Corp. (Japan)	4,200	193,973
NTT Data Corp. (Japan)	10,600	227,446
Paychex, Inc.	2,140	292,110
PayPal Holdings, Inc.*	18,000	3,394,440
Shopify, Inc. (Canada) (Class A Stock)*	1,732	2,385,639
Snowflake, Inc. (Class A Stock)*	2,100	711,375
Tata Consultancy Services Ltd. (India)	10,508	528,010

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
TIS, Inc. (Japan)	3,700	$109,970
VeriSign, Inc.*	1,390	352,810
Visa, Inc. (Class A Stock)	51,786	11,222,544

		62,924,157

Leisure Products — 0.0%
Hasbro, Inc.	3,076	313,075
Sega Sammy Holdings, Inc. (Japan)	8,100	127,094

		440,169

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	3,021	482,303
Avantor, Inc.*	5,987	252,292
Bio-Rad Laboratories, Inc. (Class A Stock)*	435	328,673
Bio-Techne Corp.	245	126,748
Bruker Corp.	5,300	444,723
Charles River Laboratories International, Inc.*	345	129,989
Danaher Corp.	12,530	4,122,495
Eurofins Scientific SE (Luxembourg)	12,274	1,520,688
Illumina, Inc.*	1,050	399,462
IQVIA Holdings, Inc.*	11,746	3,314,016
Lonza Group AG (Switzerland)	1,271	1,060,176
Mettler-Toledo International, Inc.*	153	259,673
PerkinElmer, Inc.	2,130	428,258
Thermo Fisher Scientific, Inc.	10,892	7,267,578
Waters Corp.*	2,520	938,952
West Pharmaceutical Services, Inc.	465	218,090

		21,294,116

Machinery — 0.6%
Aalberts NV (Netherlands)	2,494	165,277
Alfa Laval AB (Sweden)	5,420	217,657
Atlas Copco AB (Sweden) (Class B Stock)	6,840	401,224
Caterpillar, Inc.	16,184	3,345,880
CNH Industrial NV (United Kingdom)	70,643	1,376,008
Cummins, Inc.	9,910	2,161,767
Daimler Truck Holding AG (Germany)*	12,769	469,416
Deere & Co.	13,592	4,660,561
Dover Corp.	5,290	960,664
Epiroc AB (Sweden) (Class A Stock)	20,348	515,032
Epiroc AB (Sweden) (Class B Stock)	6,747	143,278
Fortive Corp.	9,180	700,342
Gates Industrial Corp. PLC*	6,707	106,708
GEA Group AG (Germany)	12,634	689,829
Hino Motors Ltd. (Japan)	13,800	113,548
Husqvarna AB (Sweden) (Class B Stock)	7,920	126,559
IDEX Corp.	480	113,434
Illinois Tool Works, Inc.	1,850	456,580
Ingersoll Rand, Inc.	24,380	1,508,391
Komatsu Ltd. (Japan)	14,000	327,628
MINEBEA MITSUMI, Inc. (Japan)	6,200	175,919
MISUMI Group, Inc. (Japan)	29,800	1,224,025
NGK Insulators Ltd. (Japan)	111,900	1,893,131
Nordson Corp.	1,700	433,959

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Oshkosh Corp.	11,791	$1,328,964
Otis Worldwide Corp.	25,228	2,196,602
PACCAR, Inc.	2,380	210,059
Parker-Hannifin Corp.	10,107	3,215,239
Pentair PLC	1,140	83,254
Rational AG (Germany)	110	112,589
SKF AB (Sweden) (Class B Stock)	6,588	155,830
SMC Corp. (Japan)	1,000	673,761
Snap-on, Inc.	330	71,075
Stanley Black & Decker, Inc.	3,355	632,820
Techtronic Industries Co. Ltd. (Hong Kong)	109,261	2,176,137
Westinghouse Air Brake Technologies Corp.	1,300	119,743
Xylem, Inc.	1,240	148,701

		33,411,591

Marine — 0.1%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	55	183,195
AP Moller - Maersk A/S (Denmark) (Class B Stock)	596	2,138,190
Kuehne + Nagel International AG (Switzerland)	941	303,651
Nippon Yusen KK (Japan)	19,200	1,462,025
SITC International Holdings Co. Ltd. (China)	306,000	1,107,496

		5,194,557

Media — 0.2%
Charter Communications, Inc. (Class A Stock)*	815	531,356
Comcast Corp. (Class A Stock)	139,879	7,040,110
Dentsu Group, Inc. (Japan)	9,700	345,801
Discovery, Inc. (Class A Stock)*(a)	1,160	27,306
Discovery, Inc. (Class C Stock)*	2,080	47,632
DISH Network Corp. (Class A Stock)*	1,710	55,472
Fox Corp. (Class A Stock)	2,220	81,918
Fox Corp. (Class B Stock)	1,020	34,955
Hakuhodo DY Holdings, Inc. (Japan)	7,500	125,036
Interpublic Group of Cos., Inc. (The)	2,700	101,115
News Corp. (Class A Stock)	2,680	59,791
News Corp. (Class B Stock)	830	18,675
Omnicom Group, Inc.	1,470	107,707
Publicis Groupe SA (France)	13,696	922,252
ViacomCBS, Inc. (Class B Stock)	62,560	1,888,061
WPP PLC (United Kingdom)	152,266	2,303,522

		13,690,709

Metals & Mining — 0.3%
Anglo American PLC (South Africa)	18,758	767,225
ArcelorMittal SA (Luxembourg)	78,239	2,503,606
BHP Group Ltd. (Australia)(a)	48,416	1,463,692
BHP Group PLC (Australia)	31,189	929,898
BlueScope Steel Ltd. (Australia)	123,806	1,885,637
Boliden AB (Sweden)	4,574	176,960
Fortescue Metals Group Ltd. (Australia)	61,973	867,914
Freeport-McMoRan, Inc.	82,448	3,440,555

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Glencore PLC (Australia)*	97,788	$496,124
Impala Platinum Holdings Ltd. (South Africa)	5,235	73,986
JFE Holdings, Inc. (Japan)	4,800	61,286
Newmont Corp.	5,320	329,946
Nippon Steel Corp. (Japan)	14,100	231,713
Nucor Corp.	1,920	219,168
POSCO (South Korea)	819	187,114
Reliance Steel & Aluminum Co.	5,700	924,654
Rio Tinto Ltd. (Australia)	6,312	460,936
Rio Tinto PLC (Australia)	40,521	2,687,798
Southern Copper Corp. (Peru)	3,400	209,814
Steel Dynamics, Inc.	29,098	1,806,113
Tata Steel Ltd. (India)	11,114	166,713
Vale SA (Brazil)	8,900	123,911

		20,014,763

Multiline Retail — 0.1%
B&M European Value Retail SA (United Kingdom)	30,451	261,649
Dollar General Corp.	1,500	353,745
Dollar Tree, Inc.*	1,510	212,185
Kohl’s Corp.	3,800	187,682
Next PLC (United Kingdom)	3,210	353,364
Target Corp.	15,781	3,652,355

		5,020,980

Multi-Utilities — 0.2%
Ameren Corp.	5,939	528,630
CenterPoint Energy, Inc.	74,552	2,080,746
CMS Energy Corp.	6,338	412,287
Consolidated Edison, Inc.	2,420	206,475
Dominion Energy, Inc.	13,383	1,051,369
DTE Energy Co.	1,330	158,988
E.ON SE (Germany)	219,201	3,043,993
Engie SA (France)	30,246	447,925
NiSource, Inc.	2,690	74,271
Public Service Enterprise Group, Inc.	17,186	1,146,822
Sempra Energy	19,610	2,594,011
WEC Energy Group, Inc.	2,160	209,671

		11,955,188

Oil, Gas & Consumable Fuels — 0.8%
Aker BP ASA (Norway)	3,996	123,014
APA Corp.	17,290	464,928
BP PLC (United Kingdom)	741,706	3,318,238
Canadian Natural Resources Ltd. (Canada)	1,898	80,199
Cheniere Energy, Inc.	18,783	1,904,972
Chevron Corp.	69,693	8,178,474
China Petroleum & Chemical Corp. (China) (Class H Stock)	556,000	258,914
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	100,500	235,867
ConocoPhillips	50,918	3,675,261
Coterra Energy, Inc.	77,670	1,475,730
Devon Energy Corp.	4,320	190,296
Diamondback Energy, Inc.	1,170	126,184

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Enbridge, Inc. (Canada)	44,513	$1,739,568
Eni SpA (Italy)	42,435	589,235
EOG Resources, Inc.	47,087	4,182,738
Equinor ASA (Norway)	55,115	1,462,096
Exxon Mobil Corp.	117,737	7,204,327
Hess Corp.	4,176	309,149
Inpex Corp. (Japan)	214,600	1,867,475
Kinder Morgan, Inc.	54,870	870,238
LUKOIL PJSC (Russia), ADR(a)	4,151	372,760
Lundin Energy AB (Sweden)	31,938	1,142,281
Marathon Oil Corp.	46,210	758,768
Marathon Petroleum Corp.	4,150	265,558
Occidental Petroleum Corp.	26,780	776,352
OMV AG (Austria)	36,669	2,085,299
ONEOK, Inc.	3,060	179,806
Pembina Pipeline Corp. (Canada)	4,226	128,188
PetroChina Co. Ltd. (China) (Class H Stock)	210,000	93,390
Phillips 66	6,600	478,236
Pioneer Natural Resources Co.	1,510	274,639
Repsol SA (Spain)	24,039	285,599
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	66,711	1,464,428
Suncor Energy, Inc. (Canada)	3,846	96,230
Targa Resources Corp.	3,600	188,064
TotalEnergies SE (France)	8,525	433,295
Tourmaline Oil Corp. (Canada)	8,503	274,527
Valero Energy Corp.	9,398	705,884
Williams Cos., Inc. (The)	74,768	1,946,959

		50,207,166

Paper & Forest Products — 0.0%
Stora Enso OYJ (Finland) (Class R Stock)	10,024	183,705

Personal Products — 0.2%
Amorepacific Corp. (South Korea)*	1,312	182,605
Coty, Inc. (Class A Stock)*	99,400	1,043,700
Estee Lauder Cos., Inc. (The) (Class A Stock)	5,755	2,130,501
Kao Corp. (Japan)	1,400	73,204
L’Oreal SA (France)	7,571	3,594,440
Unilever PLC (United Kingdom)	78,346	4,192,248

		11,216,698

Pharmaceuticals — 1.3%
AstraZeneca PLC (United Kingdom)	8,318	974,153
AstraZeneca PLC (United Kingdom), ADR	8,089	471,184
Bayer AG (Germany)	13,160	704,371
Bristol-Myers Squibb Co.	81,686	5,093,122
Catalent, Inc.*	1,170	149,795
Chugai Pharmaceutical Co. Ltd. (Japan)	11,600	376,904
Eli Lilly & Co.	26,258	7,252,985
GlaxoSmithKline PLC (United Kingdom)	165,780	3,599,892
Hikma Pharmaceuticals PLC (Jordan)	3,717	111,668
Ipsen SA (France)	16,052	1,470,126

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Johnson & Johnson	61,758	$10,564,941
Kyowa Kirin Co. Ltd. (Japan)	2,300	62,689
Merck & Co., Inc.	67,607	5,181,400
Merck KGaA (Germany)	9,773	2,523,369
Novartis AG (Switzerland)	44,511	3,909,448
Novo Nordisk A/S (Denmark) (Class B Stock)	37,122	4,179,645
Ono Pharmaceutical Co. Ltd. (Japan)	6,200	153,808
Organon & Co.	1,740	52,983
Otsuka Holdings Co. Ltd. (Japan)	50,055	1,812,850
Pfizer, Inc.	150,456	8,884,427
Roche Holding AG (Switzerland)	18,405	7,649,257
Sanofi (France)	38,375	3,864,069
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	8,400	96,752
Takeda Pharmaceutical Co. Ltd. (Japan)	27,700	755,857
Viatris, Inc.	8,300	112,299
Zoetis, Inc.	21,896	5,343,281

		75,351,275

Professional Services — 0.2%
Benefit One, Inc. (Japan)	2,600	111,598
Equifax, Inc.	760	222,520
Experian PLC (United Kingdom)	15,879	780,648
IHS Markit Ltd.	8,991	1,195,084
Jacobs Engineering Group, Inc.	3,290	458,067
Leidos Holdings, Inc.	4,789	425,742
ManpowerGroup, Inc.	5,000	486,650
Nielsen Holdings PLC	2,460	50,455
Persol Holdings Co. Ltd. (Japan)	9,300	269,911
Randstad NV (Netherlands)	28,096	1,924,902
RELX PLC (United Kingdom)	14,857	483,300
Robert Half International, Inc.	2,470	275,454
SGS SA (Switzerland)	84	280,291
Thomson Reuters Corp. (Canada)	1,152	137,763
TransUnion	16,900	2,004,002
Verisk Analytics, Inc.	1,030	235,592
Wolters Kluwer NV (Netherlands)	6,250	736,082

		10,078,061

Real Estate Management & Development — 0.1%
Ascendas India Trust (Singapore), UTS	95,900	101,028
BR Malls Participacoes SA (Brazil)*	57,100	85,308
CBRE Group, Inc. (Class A Stock)*	23,352	2,533,925
CK Asset Holdings Ltd. (Hong Kong)	232,500	1,464,317
Daito Trust Construction Co. Ltd. (Japan)	4,100	469,942
Daiwa House Industry Co. Ltd. (Japan)	9,600	276,108
ESR Cayman Ltd. (China), 144A*	35,200	118,942
Henderson Land Development Co. Ltd. (Hong Kong)	26,000	110,666
Hongkong Land Holdings Ltd. (Hong Kong)	26,000	135,162
Jones Lang LaSalle, Inc.*	1,300	350,142
LEG Immobilien SE (Germany)	1,108	154,686
New World Development Co. Ltd. (Hong Kong)	26,000	102,721

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
Swire Properties Ltd. (Hong Kong)	44,000	$110,371

		6,013,318

Road & Rail — 0.3%
AMERCO	900	653,607
Canadian National Railway Co. (Canada)	7,673	942,705
Canadian Pacific Railway Ltd. (Canada)	1,125	80,914
CSX Corp.	54,920	2,064,992
J.B. Hunt Transport Services, Inc.	1,052	215,029
Norfolk Southern Corp.	8,560	2,548,398
Old Dominion Freight Line, Inc.	3,315	1,188,030
Sankyu, Inc. (Japan)	5,200	215,830
TFI International, Inc. (Canada)(a)	12,311	1,380,186
Uber Technologies, Inc.*	14,509	608,362
Union Pacific Corp.	18,754	4,724,695
XPO Logistics, Inc.*	3,900	301,977

		14,924,725

Semiconductors & Semiconductor Equipment — 1.4%
Advanced Micro Devices, Inc.*	28,459	4,095,250
Advantest Corp. (Japan)	3,500	329,911
Analog Devices, Inc.	14,599	2,566,066
Applied Materials, Inc.	24,410	3,841,158
ASM International NV (Netherlands)	827	365,068
ASML Holding NV (Netherlands) (BATE)	6,758	5,413,290
ASML Holding NV (Netherlands) (XNGS)	2,632	2,095,440
Azenta, Inc.	1,900	195,909
Broadcom, Inc.	14,108	9,387,604
Cirrus Logic, Inc.*	2,000	184,040
Disco Corp. (Japan)	500	152,216
Enphase Energy, Inc.*	880	160,987
Intel Corp.	88,218	4,543,227
KLA Corp.	3,000	1,290,330
Lam Research Corp.	4,180	3,006,047
Microchip Technology, Inc.	20,960	1,824,778
Micron Technology, Inc.	7,430	692,105
Monolithic Power Systems, Inc.	2,475	1,220,992
NVIDIA Corp.	64,557	18,986,859
NXP Semiconductors NV (China)	25,143	5,727,073
ON Semiconductor Corp.*	3,839	260,745
Qorvo, Inc.*	760	118,856
QUALCOMM, Inc.	53,000	9,692,110
Silicon Motion Technology Corp. (Taiwan), ADR	1,857	176,471
Skyworks Solutions, Inc.	1,130	175,308
SolarEdge Technologies, Inc.*	330	92,588
STMicroelectronics NV (Singapore)	37,395	1,845,452
SUMCO Corp. (Japan)	5,800	117,725
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	26,847	3,229,963
Teradyne, Inc.	1,070	174,977
Texas Instruments, Inc.	19,858	3,742,637
Tokyo Electron Ltd. (Japan)	1,400	803,304
Universal Display Corp.	2,061	340,127

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Xilinx, Inc.	1,620	$343,489

		87,192,102

Software — 2.0%
Adobe, Inc.*	15,125	8,576,783
ANSYS, Inc.*	560	224,627
Atlassian Corp. PLC (Class A Stock)*	8,258	3,148,693
Autodesk, Inc.*	1,430	402,102
Black Knight, Inc.*	21,800	1,807,002
Cadence Design Systems, Inc.*	1,840	342,884
Ceridian HCM Holding, Inc.*	2,766	288,936
Check Point Software Technologies Ltd. (Israel)*	1,500	174,840
Citrix Systems, Inc.	850	80,402
Constellation Software, Inc. (Canada)	291	539,910
Dassault Systemes SE (France)	73,681	4,393,480
Datadog, Inc. (Class A Stock)*	1,600	284,976
Descartes Systems Group, Inc. (The) (Canada)*	976	80,722
Dolby Laboratories, Inc. (Class A Stock)	5,400	514,188
Dynatrace, Inc.*	32,515	1,962,280
Fortinet, Inc.*	900	323,460
HubSpot, Inc.*	600	395,490
Intuit, Inc.	5,992	3,854,174
Manhattan Associates, Inc.*	12,400	1,928,076
Microsoft Corp.	195,910	65,888,451
Nemetschek SE (Germany)	924	118,026
Nice Ltd. (Israel), ADR*	256	77,722
NortonLifeLock, Inc.	3,990	103,660
Oracle Corp.	29,440	2,567,462
Palo Alto Networks, Inc.*	2,599	1,447,019
Paycom Software, Inc.*	4,790	1,988,760
Paylocity Holding Corp.*	1,900	448,704
PTC, Inc.*	720	87,228
salesforce.com, Inc.*	29,868	7,590,355
SAP SE (Germany)	10,893	1,538,712
ServiceNow, Inc.*	4,415	2,865,821
Splunk, Inc.*	3,750	433,950
SS&C Technologies Holdings, Inc.	23,400	1,918,332
Synopsys, Inc.*	6,515	2,400,778
Tyler Technologies, Inc.*	260	139,867
UiPath, Inc. (Class A Stock)*(a)	5,687	245,280
VMware, Inc. (Class A Stock)	4,865	563,756
Workday, Inc. (Class A Stock)*	2,330	636,509

		120,383,417

Specialty Retail — 0.6%
Advance Auto Parts, Inc.	3,878	930,255
AutoNation, Inc.*	13,900	1,624,215
AutoZone, Inc.*	1,037	2,173,956
Bath & Body Works, Inc.	1,820	127,018
Best Buy Co., Inc.	10,011	1,017,118
CarMax, Inc.*	1,120	145,858
Chow Tai Fook Jewellery Group Ltd. (China)*	762,400	1,371,054
Dick’s Sporting Goods, Inc.(a)	1,800	206,982
Foot Locker, Inc.	11,700	510,471

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Gap, Inc. (The)	10,231	$180,577
Home Depot, Inc. (The)	25,944	10,767,019
Industria de Diseno Textil SA (Spain)	31,784	1,030,778
JD Sports Fashion PLC (United Kingdom)	625,080	1,841,103
Kingfisher PLC (United Kingdom)	409,223	1,874,933
Lowe’s Cos., Inc.	20,959	5,417,482
O’Reilly Automotive, Inc.*	1,363	962,592
Ross Stores, Inc.	19,261	2,201,147
TJX Cos., Inc. (The)	43,403	3,295,156
Tractor Supply Co.	3,186	760,180
Ulta Beauty, Inc.*	5,066	2,088,914
USS Co. Ltd. (Japan)	6,300	98,392

		38,625,200

Technology Hardware, Storage & Peripherals — 1.3%
Apple, Inc.	378,887	67,278,965
Canon, Inc. (Japan)	75,200	1,829,797
FUJIFILM Holdings Corp. (Japan)	2,900	214,672
Hewlett Packard Enterprise Co.	8,960	141,299
HP, Inc.	40,660	1,531,662
Lenovo Group Ltd. (China)	136,000	155,908
NetApp, Inc.	1,540	141,665
Samsung Electronics Co. Ltd. (South Korea)	11,985	787,839
Seagate Technology Holdings PLC	3,551	401,192
Seiko Epson Corp. (Japan)	95,149	1,712,548
Western Digital Corp.*	30,800	2,008,468

		76,204,015

Textiles, Apparel & Luxury Goods — 0.4%
Brunello Cucinelli SpA (Italy)*	4,446	306,964
Burberry Group PLC (United Kingdom) .	10,223	250,887
Capri Holdings Ltd.*	31,400	2,038,174
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	23,324	3,493,078
EssilorLuxottica SA (France)	4,944	1,052,742
Gildan Activewear, Inc. (Canada)	3,205	135,882
Hermes International (France)	2,417	4,221,436
Kering SA (France)	620	498,897
LVMH Moet Hennessy Louis Vuitton SE (France)	8,200	6,781,957
Moncler SpA (Italy)	3,330	241,717
NIKE, Inc. (Class B Stock)	30,273	5,045,601
Pandora A/S (Denmark)	1,704	212,180
PVH Corp.	490	52,258
Ralph Lauren Corp.	3,095	367,872
Skechers USA, Inc. (Class A Stock)*	4,400	190,960
Swatch Group AG (The) (Switzerland)	468	142,966
Tapestry, Inc.	25,110	1,019,466
Under Armour, Inc. (Class A Stock)*	1,290	27,335
Under Armour, Inc. (Class C Stock)*	1,430	25,797
VF Corp.	4,745	347,429

		26,453,598

Tobacco — 0.2%
Altria Group, Inc.	66,860	3,168,496

	Shares	Value

COMMON STOCKS (continued)
Tobacco (cont’d.)
British American Tobacco PLC (United Kingdom)	98,539	$3,656,587
Imperial Brands PLC (United Kingdom)	42,346	925,669
Japan Tobacco, Inc. (Japan)	126,300	2,550,751
Philip Morris International, Inc.	22,301	2,118,595
Swedish Match AB (Sweden)	231,610	1,843,845

		14,263,943

Trading Companies & Distributors — 0.2%
Ashtead Group PLC (United Kingdom)	37,384	3,000,233
Brenntag SE (Germany)	2,530	228,896
Bunzl PLC (United Kingdom)	5,712	223,168
Fastenal Co.	3,940	252,396
Ferguson PLC	6,586	1,166,399
Howden Joinery Group PLC (United Kingdom)	12,625	153,952
ITOCHU Corp. (Japan)	19,800	605,962
Marubeni Corp. (Japan)	252,500	2,462,675
Mitsubishi Corp. (Japan)	46,700	1,485,833
Mitsui & Co. Ltd. (Japan)	106,700	2,526,818
Sumitomo Corp. (Japan)	5,900	87,398
Toyota Tsusho Corp. (Japan)	3,400	156,852
United Rentals, Inc.*	2,426	806,135
W.W. Grainger, Inc.	3,323	1,722,111

		14,878,828

Water Utilities — 0.0%
American Water Works Co., Inc.	1,240	234,186

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	62,100	1,812,642
SoftBank Group Corp. (Japan)	15,900	754,416
T-Mobile US, Inc.*	3,950	458,121
Vodafone Group PLC (United Kingdom)	746,351	1,129,458

		4,154,637

TOTAL COMMON STOCKS (cost $1,424,245,906)		1,521,093,785

EXCHANGE-TRADED FUNDS — 2.0%
iShares Core S&P 500 ETF	10,000	4,769,900
iShares iBoxx $ Investment Grade Corporate Bond ETF	179,500	23,787,340
iShares MSCI EAFE ETF(a)	80,800	6,357,344
iShares Russell 1000 Growth ETF	95,750	29,260,242
iShares Russell 1000 Value ETF	76,750	12,888,628
SPDR S&P 500 ETF Trust	34,600	16,433,616
Vanguard Total Bond Market ETF	280,475	23,770,256

TOTAL EXCHANGE-TRADED FUNDS (cost $114,399,086)		117,267,326

PREFERRED STOCKS — 0.0%
Health Care Equipment & Supplies — 0.0%
Sartorius AG (Germany) (PRFC)	2,304	1,559,531

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

PREFERRED STOCKS (continued)
Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	3,098	$250,201

TOTAL PREFERRED STOCKS (cost $1,447,303)		1,809,732

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 9.1%
Automobiles — 0.9%
AmeriCredit Automobile Receivables Trust,
Series 2018-01, Class C
3.500%	01/18/24		380	384,107
Series 2019-02, Class C
2.740%	04/18/25		1,230	1,254,995
Series 2020-02, Class C
1.480%	02/18/26		457	459,680
Series 2021-01, Class A2
0.280%	06/18/24		421	420,577
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-03A, Class A, 144A
2.360%	03/20/26		660	674,641
Series 2020-02A, Class A, 144A
2.020%	02/20/27		3,300	3,335,073
Series 2021-02A, Class C, 144A
2.350%	02/20/28		2,100	2,083,693
Carvana Auto Receivables Trust,
Series 2021-P03, Class C
1.930%	10/12/27		1,200	1,180,585
Chesapeake Funding II LLC (Canada),
Series 2021-01A, Class A1, 144A
0.470%	04/15/33		745	741,630
Credit Acceptance Auto Loan Trust,
Series 2021-02A, Class A, 144A
0.960%	02/15/30		863	857,833
Exeter Automobile Receivables Trust,
Series 2018-03A, Class D, 144A
4.350%	06/17/24		416	424,000
Series 2020-03A, Class C
1.320%	07/15/25		110	110,488
Series 2021-01A, Class A3
0.340%	03/15/24		1,135	1,134,845
Series 2021-01A, Class B
0.500%	02/18/25		1,105	1,103,672
Series 2021-03A, Class D
1.550%	06/15/27		4,600	4,523,106
First Investors Auto Owner Trust,
Series 2019-02A, Class A, 144A
2.210%	09/16/24		125	125,902
Flagship Credit Auto Trust,
Series 2020-04, Class A, 144A
0.530%	04/15/25		823	822,221
Series 2021-01, Class A, 144A
0.310%	06/16/25		1,255	1,251,840
Ford Auto Securitization Trust (Canada),
Series 2021-AA, Class C, 144A
2.700%	04/15/29	CAD	2,200	1,727,912

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Ford Credit Auto Owner Trust,
Series 2020-01, Class A, 144A
2.040%	08/15/31	800	$814,410
Series 2020-02, Class B, 144A
1.490%	04/15/33	2,369	2,334,838
Series 2021-01, Class C, 144A
1.910%	10/17/33	550	546,820
Series 2021-02, Class C, 144A
2.110%	05/15/34	605	601,211
Ford Credit Floorplan Master Owner Trust A,
Series 2020-01, Class D
2.120%	09/15/25	451	455,514
GLS Auto Receivables Trust,
Series 2021-02A, Class A, 144A
0.310%	11/15/24	691	689,774
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	3,495	3,442,529
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	1,603	1,587,185
JPMorgan Chase Bank, NA,
Series 2021-01, Class D, 144A
1.174%	09/25/28	295	293,796
Series 2021-02, Class D, 144A
1.138%	12/26/28	271	269,779
Series 2021-03, Class D, 144A
1.009%	02/26/29	772	765,328
Series 2021-03, Class G, 144A
9.812%	02/26/29	1,000	984,204
Nissan Auto Lease Trust,
Series 2020-A, Class A4
1.880%	04/15/25	2,150	2,164,582
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class B, 144A
3.710%	04/14/25	1,314	1,316,517
Series 2019-01A, Class A, 144A
3.630%	09/14/27	3,174	3,348,857
Series 2021-01A, Class C, 144A
1.420%	07/14/28	445	434,256
Series 2021-01A, Class D, 144A
1.620%	11/14/30	635	618,350
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25	631	633,949
Series 2021-01, Class D
1.130%	11/16/26	2,585	2,569,616
Series 2021-02, Class D
1.350%	07/15/27	2,175	2,161,649
Westlake Automobile Receivables Trust,
Series 2020-03A, Class A2, 144A
0.560%	05/15/24	433	432,764
Series 2021-02A, Class A2A, 144A
0.320%	04/15/25	608	606,299
Series 2021-02A, Class B, 144A
0.620%	07/15/26	335	332,286

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Wheels SPV LLC,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.000%)
0.384%(c)	08/20/29		1,985	$1,985,965
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		1,500	1,474,432

				53,481,710

Collateralized Loan Obligations — 7.3%
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.522%(c)	04/20/32		4,288	4,292,526
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.228%(c)	10/25/33		4,260	4,260,170
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.224%(c)	07/15/31		1,429	1,428,567
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.347%(c)	10/20/34		7,500	7,502,859
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)
0.870%(c)	04/25/34	EUR	2,357	2,679,103
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
0.770%(c)	04/15/32	EUR	7,862	8,950,789
Babson CLO Ltd. (Cayman Islands),
Series LP-02A, Class A, 144A
0.000%(cc)	01/20/34		10,450	10,449,995
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2017-02A, Class BR2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.724%(c)	07/25/34		1,483	1,482,000
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	10/17/32		7,515	7,512,110
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.129%(c)	10/15/33		780	779,078
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.228%(c)	05/17/31		1,429	1,428,175
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.254%(c)	10/15/34		21,950	21,948,635

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.280%(c)	08/20/32		21,500	$21,495,715
BlueMountain Fuji US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1AR, 144A, 3 Month LIBOR + 1.000%
1.214%(c)	10/20/30		6,000	5,999,994
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.600%(c)	04/15/31	EUR	2,859	3,243,098
Carlyle Euro CLO DAC (Ireland),
Series 2017-02A, Class A1R, 144A, 3 Month EURIBOR + 0.630% (Cap N/A, Floor 0.630%)
0.630%(c)	08/15/30	EUR	9,142	10,376,543
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
0.990%(c)	10/15/35	EUR	12,235	13,915,702
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	01/20/35		1,780	1,780,093
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	07/20/34		3,432	3,431,993
CIFC Funding Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.122%(c)	04/18/31		967	966,190
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
1.172%(c)	04/20/31		2,002	2,000,882
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.261%(c)	07/15/34		3,715	3,712,937
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
0.890%(c)	08/26/32	EUR	10,250	11,681,586
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.404%(c)	07/15/29		715	714,887
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.244%(c)	07/15/31		2,859	2,858,155
Series 2021-14A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.319%(c)	10/20/34		15,000	14,995,213
Elmwood CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
1.364%(c)	04/15/33		1,290	1,289,404
GoldenTree Loan Opportunities Ltd. (Cayman Islands),
Series 2014-09A, Class AR2, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.239%(c)	10/29/29		342	341,935

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.134%(c)	04/15/31		4,288	$4,285,612
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.264%(c)	04/15/34		2,859	2,859,474
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/20/31		2,286	2,285,278
Series 2020-03RA, Class A1R, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)
1.418%(c)	04/15/33		2,859	2,863,779
Henley CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)
0.900%(c)	04/25/34	EUR	1,429	1,624,593
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.140%(c)	02/05/31		380	380,305
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.264%(c)	10/19/28		1,296	1,295,487
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)
1.190%(c)	04/21/31		1,612	1,611,126
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
0.650%(c)	07/15/31	EUR	3,432	3,894,678
Jamestown CLO Ltd. (Cayman Islands),
Series 2018-06RA, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.274%(c)	04/25/30		693	692,861
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/34		11,875	11,877,212
KKR CLO Ltd. (Cayman Islands),
Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
2.266%(c)	10/17/31		2,570	2,569,999
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.292%(c)	10/20/34		22,750	22,738,575
Madison Park Funding Ltd. (Cayman Islands),
Series 2012-10A, Class AR3, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.142%(c)	01/20/29		5,600	5,596,669
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.198%(c)	10/15/32		2,680	2,677,851
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.874%(c)	04/15/29		1,780	1,779,929

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.244%(c)	04/25/32	2,002	$2,000,582
Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.385%(c)	01/18/34	12,500	12,500,000
Magnetite Ltd. (Cayman Islands),
Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.922%(c)	01/18/28	1,065	1,063,824
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.327%(c)	10/15/34	21,500	21,487,111
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.139%(c)	10/12/30	2,286	2,285,942
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.244%(c)	07/15/31	2,859	2,856,788
Series 2015-10A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.472%(c)	10/13/27	317	315,771
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.238%(c)	04/22/30	21,250	21,249,192
Ocean Trails CLO (Cayman Islands),
Series 2020-09A, Class A1R, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)
1.344%(c)	10/15/34	5,000	5,000,005
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.205%(c)	04/26/31	4,320	4,318,816
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
1.202%(c)	04/17/31	7,041	7,023,690
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.132%(c)	07/17/29	2,591	2,590,867
Series 2014-09A, Class A1A3, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.232%(c)	10/20/31	10,000	9,996,759
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.382%(c)	10/30/30	3,620	3,623,116
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.144%(c)	04/15/31	1,358	1,358,037
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.252%(c)	01/17/31	1,146	1,146,063

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.222%(c)	07/16/31		1,713	$1,713,037
Parallel Ltd. (Cayman Islands),
Series 2020-01A, Class A2R, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.982%(c)	07/20/34		806	805,996
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.304%(c)	10/15/34		7,500	7,495,636
PPM CLO Ltd. (United Kingdom),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.274%(c)	07/15/31		2,859	2,858,995
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.292%(c)	10/20/31		4,288	4,286,675
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.307%(c)	10/20/34		7,500	7,500,608
Signal Peak CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.234%(c)	04/25/31		4,288	4,286,836
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.195%(c)	01/26/31		1,146	1,145,702
Series 2013-02RA, Class A1, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.074%(c)	04/15/29		1,016	1,015,240
St. Pauls CLO (Netherlands),
Series 11A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.850%(c)	01/17/32	EUR	10,000	11,334,530
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
0.830%(c)	04/25/30	EUR	1,005	1,142,257
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
0.710%(c)	02/20/30	EUR	5,713	6,499,192
Symphony CLO Ltd. (Cayman Islands),
Series 2018-19A, Class A, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.960%)
1.082%(c)	04/16/31		396	395,782
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/29/34		5,810	5,809,997
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	07/25/34		2,859	2,860,366

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.362%(c)	01/17/30		1,915	$1,915,346
Trimaran Cavu Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.334%(c)	04/23/32		3,400	3,399,993
Venture CLO Ltd. (Cayman Islands),
Series 2020-39A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.404%(c)	04/15/33		863	863,433
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.272%(c)	01/17/31		1,584	1,584,078
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	07/17/31		2,504	2,501,508
Series 2019-XA, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
1.302%(c)	07/20/32		3,959	3,961,030
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.254%(c)	07/24/32		21,500	21,491,959
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.334%(c)	10/15/34		4,020	4,020,004
Zais CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.074%(c)	04/15/29		3,398	3,395,755

				441,652,280

Consumer Loans — 0.4%
Affirm Asset Securitization Trust,
Series 2021-Z01, Class A, 144A
1.070%	08/15/25		791	789,365
Series 2021-Z02, Class A, 144A
1.170%	11/16/26		1,395	1,389,392
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34		240	239,038
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	373	294,944
Lendmark Funding Trust,
Series 2019-01A, Class A, 144A
3.000%	12/20/27		1,545	1,559,927
Series 2019-02A, Class A, 144A
2.780%	04/20/28		3,275	3,320,729
Series 2021-01A, Class A, 144A
1.900%	11/20/31		1,887	1,866,230
Series 2021-02A, Class C, 144A
3.090%	04/20/32		1,100	1,099,623

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		596	$603,091
Marlette Funding Trust,
Series 2019-04A, Class A, 144A
2.390%	12/17/29		42	42,430
Series 2021-01A, Class A, 144A
0.600%	06/16/31		163	163,472
Series 2021-03A, Class A, 144A
0.650%	12/15/31		717	714,981
OneMain Financial Issuance Trust,
Series 2019-01A, Class A, 144A
3.480%	02/14/31		640	639,828
Series 2020-02A, Class A, 144A
1.750%	09/14/35		1,810	1,798,160
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		1,114	1,125,405
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		476	474,922
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.952%(c)	02/25/23		421	422,063
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.752%(c)	08/25/25		515	515,553
SoFi Consumer Loan Program Trust,
Series 2019-04, Class A, 144A
2.450%	08/25/28		35	34,572
Series 2020-01, Class A, 144A
2.020%	01/25/29		155	155,125
Series 2021-01, Class B, 144A
1.300%	09/25/30		700	692,410
Series 2021-01, Class C, 144A
1.610%	09/25/30		1,000	986,521
Series 2021-01, Class D, 144A
2.040%	09/25/30		1,000	986,800
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31		1,246	1,233,928

				21,148,509

Credit Cards — 0.1%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30		892	1,022,514
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)
1.016%(c)	03/15/29	GBP	799	1,084,448
Series 2021-01A, Class A2, 144A, SOFR + 1.100% (Cap N/A, Floor 0.000%)
1.150%(c)	03/15/29		741	743,769
Series 2021-03A, Class A2, 144A, SOFR + 1.000% (Cap N/A, Floor 0.000%)
1.050%(c)	11/15/29		3,300	3,300,000

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Credit Cards (cont’d.)
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)
1.450%(c)	11/15/28	GBP	1,442	$1,973,884

				8,124,615

Equipment — 0.0%
MMAF Equipment Finance LLC,
Series 2019-B, Class A5, 144A
2.290%	11/12/41		1,971	2,021,076

Home Equity Loans — 0.0%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
0.742%(c)	05/25/34		212	207,983
Asset-Backed Funding Certificates Trust,
Series 2004-OPT02, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.825%)
0.927%(c)	08/25/33		9	8,548
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
1.602%(c)	03/25/43		112	112,403
EquiFirst Mortgage Loan Trust,
Series 2004-01, Class 1A1, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)
0.582%(c)	01/25/34		279	270,114
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.802%(c)	09/25/34		199	193,116
Series 2004-WMC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.002%(c)	04/25/34		151	148,725
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.122%(c)	10/25/33		22	22,316
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2003-NC01, Class M1, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.575%)
1.677%(c)	11/25/32		18	18,026
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
0.742%(c)	08/25/33		185	182,878

				1,164,109

Manufactured Housing — 0.0%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58		998	1,009,176

Other — 0.1%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
2.442%(c)	04/25/23		200	199,690

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.892%(c)	06/25/24		4,404	$4,390,712

				4,590,402

Residential Mortgage-Backed Securities — 0.1%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.702%(c)	02/25/34		50	49,218
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.872%(c)	10/25/34		146	145,298
Countrywide Asset-Backed Certificates,
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.152%(c)	11/25/34		105	105,834
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB04, Class A6
4.031%	05/25/35		6	5,618
European Residential Loan Securitisation (Ireland),
Series 2021-NPLA, Class A1, 144A
0.000%(cc)	11/25/60	EUR	1,700	1,908,584
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59		339	338,931
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59		662	662,431
Merrill Lynch Mortgage Investors Trust,
Series 2003-WMC03, Class M3, 1 Month LIBOR + 2.475% (Cap N/A, Floor 2.475%)
2.577%(c)	06/25/34		70	70,309
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)
1.947%(c)	01/25/35		161	163,559
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%
1.432%(c)	09/27/75	EUR	2,082	2,336,644
Structured Asset Investment Loan Trust,
Series 2004-07, Class A7, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.942%(c)	08/25/34		11	10,655
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
1.042%(c)	09/25/34		442	440,428
Towd Point Mortgage Trust,
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.102%(c)	10/25/59		358	359,321

				6,596,830

Student Loans — 0.2%
Laurel Road Prime Student Loan Trust,
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		300	302,639

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Navient Private Education Refi Loan Trust,
Series 2020-GA, Class A, 144A
1.170%	09/16/69	322	$320,668
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
0.000%(cc)	12/15/45	1,512	1,553,936
Series 2019-D, Class 1PT, 144A
2.966%(cc)	01/16/46	2,410	2,473,866
Series 2019-F, Class PT1, 144A
3.932%(cc)	02/15/45	2,157	2,190,038
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	1,199	1,213,444
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	2,040	2,076,719

			10,131,310

TOTAL ASSET-BACKED SECURITIES (cost $552,737,514)			549,920,017

BANK LOANS — 0.1%
Airlines — 0.0%
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	04/21/28	658	658,982

Chemicals — 0.0%
Alpha BV (United Kingdom),
Initial Dollar Term Loan, 1 Month LIBOR + 2.500%
3.000%(c)	03/18/28	449	447,830

Computers — 0.0%
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
3.852%(c)	09/30/24	1,426	1,426,411
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
4.500%(c)	02/01/28	1,100	1,100,000

			2,526,411

Pharmaceuticals — 0.1%
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 - 3 Month LIBOR + 2.500%
3.500%(c)	03/01/24	3,488	3,484,320

TOTAL BANK LOANS (cost $7,120,962)			7,117,543

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.7%
20 Times Square Trust,
Series 2018-20TS, Class D, 144A
3.100%(cc)	05/15/35	1,350	1,312,551
Series 2018-20TS, Class E, 144A
3.100%(cc)	05/15/35	1,800	1,732,927
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF03, Class A5, 144A
2.575%	10/15/54	6,200	6,376,060

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60	516	$545,410
Series 2018-BN13, Class A4
3.953%	08/15/61	3,252	3,575,456
Series 2019-BN20, Class A2
2.758%	09/15/62	4,886	5,044,060
Series 2019-BN24, Class A3
2.960%	11/15/62	822	870,446
Series 2021-BN34, Class A5
2.438%	06/15/63	1,000	1,019,415
Series 2021-BN36, Class A4
2.218%	09/15/64	9,500	9,516,932
Barclays Commercial Mortgage Securities Trust,
Series 2018-TALL, Class A, 144A, 1 Month LIBOR + 0.722% (Cap N/A, Floor 0.722%)
0.832%(c)	03/15/37	800	790,999
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	3,994	4,092,659
Series 2021-C11, Class A4
2.043%	09/15/54	10,600	10,458,008
Benchmark Mortgage Trust,
Series 2019-B13, Class A3
2.701%	08/15/57	2,170	2,235,998
Series 2021-B29, Class A4
2.138%	09/15/54	10,000	9,931,420
BPR Trust,
Series 2021-TY, Class B, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.260%(c)	09/15/38	4,950	4,937,585
Series 2021-TY, Class C, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.810%(c)	09/15/38	1,200	1,196,992
Series 2021-TY, Class D, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
2.460%(c)	09/15/38	3,340	3,329,610
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class F, 144A, 1 Month LIBOR + 2.471% (Cap N/A, Floor 2.498%)
2.581%(c)	03/15/37	4,859	4,813,035
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.410%(c)	10/15/36	171	169,460
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)
2.760%(c)	10/15/36	214	211,920
Series 2021-CIP, Class E, 144A, 1 Month LIBOR + 2.820% (Cap N/A, Floor 2.820%)
2.920%(c)	12/15/28	6,300	6,298,096
Series 2021-VOLT, Class XCP, IO, 144A
2.106%(cc)	09/15/36	119,475	1,779,580
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52	7,987	8,165,763

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	2,575	$2,696,958
Series 2019-CD08, Class A3
2.657%	08/15/57	7,197	7,303,206
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	5,088	5,259,641
Series 2016-C07, Class A2
3.585%	12/10/54	3,793	4,016,712
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class A4
4.131%	11/10/46	1,910	1,999,721
Series 2015-GC31, Class A3
3.497%	06/10/48	5,890	6,230,035
Series 2015-GC31, Class A4
3.762%	06/10/48	1,890	2,015,609
Series 2017-C04, Class A3
3.209%	10/12/50	2,806	2,938,156
Series 2018-C06, Class A4
4.412%	11/10/51	1,810	2,068,521
Series 2019-GC41, Class A4
2.620%	08/10/56	2,839	2,933,029
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	1,876	1,960,556
Series 2014-CR20, Class A3
3.326%	11/10/47	5,761	5,928,698
Series 2014-UBS04, Class A3
3.430%	08/10/47	1,187	1,213,984
Series 2014-UBS06, Class A4
3.378%	12/10/47	2,311	2,403,263
Series 2015-DC01, Class A4
3.078%	02/10/48	5,585	5,687,261
Series 2015-LC21, Class A3
3.445%	07/10/48	5,377	5,586,598
Series 2015-LC23, Class A3
3.521%	10/10/48	3,825	4,015,045
Series 2016-COR01, Class A3
2.826%	10/10/49	3,431	3,520,383
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.260%(c)	05/15/36	560	559,455
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	7,312	7,692,223
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57	6,214	6,418,716
Series 2017-CX10, Class A4
3.191%	11/15/50	2,150	2,243,500
Series 2018-CX12, Class A3
3.959%	08/15/51	2,047	2,236,585
Series 2019-C17, Class A4
2.763%	09/15/52	636	660,156

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Deco DAC (Ireland),
Series 2019-RAM, Class A, 3 Month GBP LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.009%(c)	08/07/30	GBP	1,648	$2,190,517
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49		3,252	3,355,156
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41		855	893,836
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.333%(cc)	05/25/22		10,748	20,776
Series K021, Class X1, IO
1.376%(cc)	06/25/22		6,223	4,868
Series K024, Class X1, IO
0.773%(cc)	09/25/22		10,067	42,103
Series K025, Class X1, IO
0.778%(cc)	10/25/22		8,228	40,406
Series K040, Class X1, IO
0.705%(cc)	09/25/24		722	11,629
Series K052, Class X1, IO
0.644%(cc)	11/25/25		35,407	779,148
Series K055, Class X1, IO
1.354%(cc)	03/25/26		7,605	374,523
Series K097, Class X1, IO
1.089%(cc)	07/25/29		14,269	1,048,368
Series K098, Class X1, IO
1.143%(cc)	08/25/29		3,290	253,618
Series K101, Class X1, IO
0.835%(cc)	10/25/29		189	11,014
Series K115, Class X1, IO
1.327%(cc)	06/25/30		17,582	1,718,295
Series K121, Class X1, IO
1.028%(cc)	10/25/30		122	9,301
Series K131, Class X1, IO
0.729%(cc)	07/25/31		71,583	4,441,378
Series K736, Class X1, IO
1.311%(cc)	07/25/26		1,020	49,499
Series K741, Class X1, IO
0.572%(cc)	12/25/27		952	29,482
Series Q001, Class XA, IO
2.141%(cc)	02/25/32		3,276	331,821
Series W5FX, Class AFX
3.214%(cc)	04/25/28		300	326,305
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class D, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.210%(c)	10/15/36		360	359,400
Series 2021-IP, Class E, 144A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
3.660%(c)	10/15/36		560	559,110
GS Mortgage Securities Trust,
Series 2014-GC26, Class A4
3.364%	11/10/47		1,921	1,993,277
Series 2019-GC42, Class A3
2.749%	09/01/52		6,330	6,511,156

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-GC45, Class A4
2.658%	02/13/53		2,535	$2,603,473
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47		940	973,369
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class D, 144A
4.613%(cc)	07/05/31		2,500	2,568,244
Series 2021-NYAH, Class G, 144A, 1 Month LIBOR + 2.640% (Cap N/A, Floor 2.640%)
2.750%(c)	06/15/38		1,150	1,142,061
Series 2021-NYAH, Class H, 144A, 1 Month LIBOR + 3.390% (Cap N/A, Floor 3.390%)
3.500%(c)	06/15/38		800	796,072
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C07, Class A3
2.655%	02/15/46		1,003	1,007,446
Series 2013-C08, Class A3
2.863%	12/15/48		1,105	1,112,635
Series 2013-C09, Class A3
2.834%	05/15/46		3,035	3,068,912
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A4
3.809%	12/15/48		3,450	3,692,459
Series 2016-UB12, Class A4
3.596%	12/15/49		1,419	1,522,890
Series 2019-H07, Class A3
3.005%	07/15/52		1,469	1,540,724
Series 2021-L05, Class A4
2.728%	05/15/54		677	702,018
Series 2021-L07, Class A4
2.322%	10/15/54		5,900	5,910,362
OPG Trust,
Series 2021-PORT, Class F, 144A, 1 Month LIBOR + 1.948% (Cap N/A, Floor 1.948%)
2.058%(c)	10/15/36		11,650	11,466,232
Taurus UK DAC (Ireland),
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	08/17/31	GBP	8,679	11,715,018
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A4
4.030%	08/15/51		3,285	3,614,805
Series 2019-C16, Class A3
3.344%	04/15/52		2,839	3,031,083
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3
2.920%	03/10/46		709	715,412
Series 2013-C06, Class A3
2.971%	04/10/46		3,278	3,318,657
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		817	834,306
Series 2015-LC20, Class A4
2.925%	04/15/50		5,585	5,742,200
Series 2017-C38, Class A4
3.190%	07/15/50		2,757	2,933,285

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C41, Class A3
3.210%	11/15/50		4,258	$4,437,127
Series 2019-C49, Class A3
3.749%	03/15/52		3,763	4,060,051
Series 2019-C52, Class A4
2.643%	08/15/52		1,849	1,909,137
Series 2021-C59, Class A5
2.626%	04/15/54		613	632,497

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $286,591,236)				282,397,854

CORPORATE BONDS — 18.6%
Aerospace & Defense — 0.4%
Airbus SE (France),
Sr. Unsec’d. Notes, EMTN
2.375%	04/07/32	EUR	463	599,167
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26		748	747,883
3.625%	02/01/31(a)		12,790	13,646,446
3.825%	03/01/59		555	556,284
5.150%	05/01/30		64	74,673
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.125%	06/15/26		170	176,529
7.500%	03/15/25		1,456	1,482,531
7.875%	04/15/27(a)		3,133	3,248,891
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25		231	239,021
5.400%	02/01/27		315	328,351
6.950%	01/17/28		227	251,371
Embraer Overseas Ltd. (Brazil),
Gtd. Notes
5.696%	09/16/23		11	11,496
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
5.150%	05/01/40		293	379,229
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/32		280	279,893
4.125%	11/16/28		365	408,459
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31		3,325	3,379,295

				25,809,519

Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
3.125%	06/15/31	EUR	1,165	1,473,445
3.400%	02/04/41		2,960	2,729,269
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27		2,205	2,314,580

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.950%	06/15/25		1,871	$1,992,736
Gtd. Notes, EMTN
1.250%	03/13/27	EUR	1,395	1,615,228
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
7.000%	08/04/41		150	198,211
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		3,145	3,059,353

				13,382,822

Airlines — 0.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26		100	104,071
5.750%	04/20/29		115	122,983
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		93	96,587
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		8,085	9,253,954
United Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25		367	379,869
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30		319	325,177
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		1,940	2,024,191
4.625%	04/15/29		465	482,279

				12,789,111

Apparel — 0.1%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26		30	32,141
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A
3.500%	03/01/31		260	265,125
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27		2,585	2,671,508

				2,968,774

Auto Manufacturers — 0.6%
American Honda Finance Corp.,
Sr. Unsec’d. Notes
0.750%	11/25/26	GBP	685	895,446
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32(a)		925	946,972
4.750%	01/15/43		472	521,651

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.339%	03/28/22		425	$426,176
3.350%	11/01/22		1,930	1,956,289
4.000%	11/13/30		500	537,682
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		589	625,716
6.250%	10/02/43		7,795	10,661,768
General Motors Financial Co., Inc.,
Gtd. Notes
3.150%	06/30/22		1,525	1,540,837
4.300%	07/13/25		315	339,575
Sr. Unsec’d. Notes
2.350%	01/08/31(a)		333	323,380
2.900%	02/26/25		95	98,385
5.650%	01/17/29		115	136,519
General Motors Financial of Canada Ltd.,
Gtd. Notes
2.600%	06/01/22	CAD	1,475	1,174,370
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
4.810%	09/17/30		930	1,040,724
RCI Banque SA (France),
Sr. Unsec’d. Notes, EMTN
2.000%	07/11/24	EUR	1,637	1,938,466
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31		2,320	2,285,251
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN
1.250%	06/10/24	EUR	800	937,120
Volkswagen International Finance NV (Germany),
Gtd. Notes
3.875%(ff)	06/17/29(oo)	EUR	1,200	1,485,016
Gtd. Notes, Series 10Y
1.875%	03/30/27	EUR	600	732,582
Volkswagen Leasing GmbH (Germany),
Gtd. Notes, EMTN
1.500%	06/19/26	EUR	992	1,182,464
Volvo Car AB (Sweden),
Gtd. Notes, EMTN
2.500%	10/07/27		EUR 5,420	6,649,367

				36,435,756

Auto Parts & Equipment — 0.1%
American Axle & Manufacturing, Inc.,
Gtd. Notes
5.000%	10/01/29(a)		1,575	1,545,929
BorgWarner, Inc.,
Sr. Unsec’d. Notes
1.000%	05/19/31	EUR	339	379,663
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26(a)		1,725	1,422,051

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Parts & Equipment (cont’d.)
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		135	$138,543
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30		540	550,055
4.500%	02/15/32		450	452,758
5.625%	06/15/28		775	823,420

				5,312,419

Banks — 4.1%
ABN AMRO Bank NV (Netherlands),
Covered Bonds, EMTN
0.400%	09/17/41	EUR	700	770,189
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.800%	10/27/30	CNH	5,000	816,311
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.849%	03/25/26		600	596,608
Bangkok Bank PCL (Thailand),
Sr. Unsec’d. Notes, 144A, MTN
4.050%	03/19/24		319	337,419
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(oo)		1,330	1,385,847
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25(oo)		7,940	8,052,176
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		790	793,821
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		830	795,864
2.496%(ff)	02/13/31		1,695	1,701,140
2.884%(ff)	10/22/30		532	549,070
3.194%(ff)	07/23/30		1,547	1,631,319
3.824%(ff)	01/20/28		985	1,067,396
3.970%(ff)	03/05/29		2,476	2,711,123
4.078%(ff)	04/23/40		6,345	7,277,717
4.271%(ff)	07/23/29		1,078	1,201,736
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32		12,995	13,161,382
Sub. Notes
2.482%(ff)	09/21/36		235	227,447
Sub. Notes, MTN
4.000%	01/22/25		1,210	1,293,935
4.450%	03/03/26		780	859,507
Sub. Notes, Series L, MTN
3.950%	04/21/25		1,045	1,117,343
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
0.577%(ff)	08/09/29	EUR	200	222,357
1.106%(ff)	05/12/32	EUR	175	197,631
2.667%(ff)	03/10/32		684	678,473
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		670	766,660

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
BNP Paribas SA (France),
Sr. Unsec’d. Notes
1.875%	12/14/27	GBP	200	$271,054
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27		670	651,891
2.159%(ff)	09/15/29		3,115	3,051,444
2.219%(ff)	06/09/26		795	803,146
2.871%(ff)	04/19/32		565	572,405
3.375%	01/09/25		255	268,111
Sr. Unsec’d. Notes, 144A, MTN
2.950%	05/23/22		1,111	1,121,406
Sr. Unsec’d. Notes, EMTN
2.125%(ff)	01/23/27	EUR	1,400	1,699,725
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26		1,172	1,155,542
2.045%(ff)	10/19/27		790	783,252
CaixaBank SA (Spain),
Covered Bonds
1.000%	09/25/25	EUR	300	354,359
1.125%	08/05/22	EUR	400	459,741
China Development Bank (China),
Sr. Unsec’d. Notes, EMTN
3.230%	11/27/25	CNH	1,300	206,573
Unsec’d. Notes
4.200%	01/19/27	CNH	1,000	165,161
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)		605	605,572
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		150	152,524
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)		610	614,021
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32		390	392,224
2.572%(ff)	06/03/31		2,660	2,681,985
2.666%(ff)	01/29/31		5,715	5,802,854
3.668%(ff)	07/24/28		245	264,248
3.700%	01/12/26		235	254,062
3.887%(ff)	01/10/28		190	206,017
3.980%(ff)	03/20/30		118	130,168
4.075%(ff)	04/23/29		17,791	19,616,721
Sub. Notes
4.400%	06/10/25		1,210	1,318,488
4.600%	03/09/26		130	143,544
Cooperatieve Rabobank UA (Netherlands),
Covered Bonds, EMTN
0.010%	07/02/30	EUR	600	672,344
Sr. Unsec’d. Notes, GMTN
3.500%	12/14/26	AUD	400	290,211
Credit Agricole SA (France),
Sr. Unsec’d. Notes, EMTN
0.375%	04/20/28	EUR	900	1,009,078
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.800%	06/09/23		680	704,838

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27		1,675	$1,619,018
2.193%(ff)	06/05/26		735	739,581
Sr. Unsec’d. Notes, EMTN
2.250%(ff)	06/09/28	GBP	164	222,083
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, EMTN
2.250%(ff)	01/14/28	GBP	1,032	1,403,913
Sub. Notes, EMTN
2.500%(ff)	06/21/29	EUR	1,630	1,942,245
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, SOFR + 1.219%
1.269%(c)	11/16/27		420	419,590
Sr. Unsec’d. Notes
2.311%(ff)	11/16/27		320	319,934
Sr. Unsec’d. Notes, EMTN
0.750%(ff)	02/17/27	EUR	1,400	1,591,691
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		330	331,500
Sub. Notes, EMTN
3.662%(ff)	04/10/25		CNH 1,000	154,633
Discover Bank,
Sr. Unsec’d. Notes
3.350%	02/06/23		715	732,231
Emirates NBD Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
3.050%	02/26/30	AUD	950	682,837
Sr. Unsec’d. Notes, MTN
4.750%	02/09/28	AUD	600	476,747
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.400%	08/18/25	CNH	1,320	208,044
3.500%	07/02/25	CNH	2,200	347,951
First Horizon Corp.,
Sr. Unsec’d. Notes
3.550%	05/26/23		830	855,509
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series O
5.300%(ff)	11/10/26(oo)		125	135,767
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(oo)		535	542,531
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27		930	911,671
1.948%(ff)	10/21/27		210	209,303
2.383%(ff)	07/21/32		475	467,738
2.615%(ff)	04/22/32		1,575	1,583,004
2.650%(ff)	10/21/32		430	432,850
3.210%(ff)	04/22/42		214	221,556
3.375%	03/27/25	EUR	1,371	1,720,055
3.500%	11/16/26		565	602,530
3.750%	02/25/26		160	172,155
3.800%	03/15/30		900	989,825
3.814%(ff)	04/23/29		7,985	8,690,980
3.850%	01/26/27		470	506,030
4.017%(ff)	10/31/38		5,220	5,969,799
4.223%(ff)	05/01/29		427	474,503

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, EMTN
1.500%	12/07/27	GBP	475	$629,240
Sub. Notes
6.750%	10/01/37		195	276,495
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.750%(ff)	07/24/27	GBP	529	706,919
2.206%(ff)	08/17/29		465	456,127
3.000%(ff)	07/22/28	GBP	1,395	1,973,128
4.292%(ff)	09/12/26		225	242,965
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
0.250%(ff)	02/18/29	EUR	800	886,322
0.250%(ff)	02/01/30	EUR	400	439,268
3.550%	04/09/24		225	235,972
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)		740	763,614
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		6,820	6,971,273
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.599%(c)	04/30/22(oo)		3,669	3,678,661
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
3.932%(c)	02/01/22(oo)		970	971,332
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26	GBP	675	895,224
2.069%(ff)	06/01/29		3,740	3,708,793
2.525%(ff)	11/19/41		15,020	14,295,925
2.545%(ff)	11/08/32		1,235	1,243,366
2.580%(ff)	04/22/32		661	669,236
3.200%	06/15/26		725	769,779
3.509%(ff)	01/23/29		160	171,589
3.702%(ff)	05/06/30		994	1,084,246
3.782%(ff)	02/01/28		620	671,676
3.964%(ff)	11/15/48		450	526,837
4.005%(ff)	04/23/29		2,905	3,209,443
4.452%(ff)	12/05/29		387	439,192
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	1,080	1,260,132
Gov’t. Gtd. Notes, EMTN
0.875%	07/04/39	EUR	1,209	1,480,579
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27		730	789,207
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	600	709,018
Morgan Stanley,
Sr. Unsec’d. Notes
0.406%(ff)	10/29/27	EUR	930	1,052,073
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32		30	29,392
2.699%(ff)	01/22/31		18,280	18,725,053
3.772%(ff)	01/24/29		440	479,091
3.875%	01/27/26		135	146,358
4.431%(ff)	01/23/30		3,275	3,729,333

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32		640	$639,380
2.802%(ff)	01/25/52		17	16,691
3.125%	07/27/26		995	1,054,831
3.591%(ff)	07/22/28		250	269,674
3.622%(ff)	04/01/31		1,093	1,192,300
Sub. Notes
2.484%(ff)	09/16/36		550	529,415
Sub. Notes, GMTN
4.350%	09/08/26		855	947,018
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25		410	434,218
Sub. Notes
3.622%(ff)	08/14/30	GBP	875	1,232,915
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN
1.625%	09/22/25		250	248,279
3.800%	06/17/25	CNH	1,000	158,553
Gtd. Notes, MTN
4.900%	02/01/28	AUD	460	369,392
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24		1,585	1,668,638
Sub. Notes, EMTN
1.000%(ff)	11/24/30	EUR	1,400	1,592,128
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.696%	07/16/24(a)		1,830	1,890,961
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)		4,480	4,494,514
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes
0.625%	02/24/33	EUR	200	220,742
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		890	900,601
3.126%(ff)	08/13/30		945	989,407
Sr. Unsec’d. Notes, EMTN
0.250%(ff)	11/05/28	EUR	1,072	1,199,153
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26		1,675	1,676,830
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
2.000%	04/27/26	EUR	630	764,238
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28		5,430	5,520,033
4.478%(ff)	04/04/31(a)		11,745	13,618,402

				246,258,155

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		650	785,158
4.900%	02/01/46		5,005	6,339,701

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.600%	06/01/60		150	$187,134
5.450%	01/23/39		550	721,225
Central American Bottling Corp. (Guatemala),
Gtd. Notes, 144A
5.750%	01/31/27		15	15,468
Coca-Cola Femsa SAB de CV (Mexico),
Gtd. Notes
2.750%	01/22/30		177	180,685
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.250%	08/01/31		365	356,763

				8,586,134

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.150%	02/21/40		8	8,187
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40		113	108,340
Royalty Pharma PLC,
Gtd. Notes
2.200%	09/02/30		290	280,848
3.300%	09/02/40		48	47,854

				445,229

Building Materials — 0.2%
Carrier Global Corp.,
Sr. Unsec’d. Notes
3.377%	04/05/40		306	319,181
3.577%	04/05/50		153	162,760
CRH Funding BV (Ireland),
Gtd. Notes, EMTN
1.875%	01/09/24	EUR	1,427	1,681,314
Danfoss Finance I BV (Denmark),
Gtd. Notes, EMTN
0.375%	10/28/28	EUR	427	478,156
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28(a)		1,438	1,495,735
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31		306	303,985
3.200%	07/15/51		169	171,171
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		375	371,898
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29		610	667,697
4.300%	07/15/47		2,760	3,171,600
4.400%	01/30/48		625	732,391
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		2,585	2,759,216

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30(a)		1,400	$1,429,847
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29		60	62,822
6.500%	03/15/27		355	368,961

				14,176,734

Chemicals — 0.3%
Alpek SAB de CV (Mexico),
Gtd. Notes, 144A
3.250%	02/25/31		219	219,996
Ashland Services BV,
Gtd. Notes
2.000%	01/30/28	EUR	2,100	2,432,795
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
4.500%	01/31/30		230	244,955
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		240	288,844
5.375%	03/15/44		570	719,482
Equate Petrochemical BV (Kuwait),
Gtd. Notes, 144A, MTN
4.250%	11/03/26		385	419,141
INEOS Quattro Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
2.500%	01/15/26	EUR	329	372,342
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43		820	1,052,889
LYB International Finance III LLC,
Gtd. Notes
3.375%	10/01/40		3,680	3,830,133
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		220	228,136
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
3.750%	06/23/31		238	231,590
4.500%	10/22/25		239	252,571
5.125%	06/23/51		209	197,716
5.625%	04/25/24		284	303,985
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
1.875%	05/11/26		481	473,160
2.875%	05/11/31		455	447,738
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22		540	546,265
Sasol Financing USA LLC (South Africa),
Gtd. Notes
4.375%	09/18/26		417	420,069
5.875%	03/27/24		1,688	1,757,860
6.500%	09/27/28		213	230,691

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
SPCM SA (France),
Sr. Unsec’d. Notes, 144A
2.000%	02/01/26	EUR	305	$348,798
Valvoline, Inc.,
Gtd. Notes, 144A
4.250%	02/15/30		35	35,714
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		100	97,421
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A
3.148%	06/04/30		710	734,398

				15,886,689

Commercial Services — 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)		1,205	1,171,712
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		1,380	1,354,710
Amadeus IT Group SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.875%	09/24/28	EUR	900	1,087,688
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119		60	70,225
4.700%	11/01/2111		80	117,141
Cleveland Clinic Foundation (The),
Unsec’d. Notes
4.858%	01/01/2114		150	222,940
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	400	482,712
4.250%	09/25/30	GBP	500	757,125
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48		571	703,387
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31		450	444,004
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26		3,302	3,504,533
7.000%	10/15/37		250	368,827
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118		69	98,666
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		270	277,684
Johns Hopkins University,
Sr. Unsec’d. Notes, Series A
2.813%	01/01/60		305	310,447
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48		275	332,716

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Loxam SAS (France),
Sr. Sub. Notes
4.500%	04/15/27	EUR	135	$153,513
5.750%	07/15/27	EUR	230	270,080
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		685	858,703
4.678%	07/01/2114		115	171,812
Nexi SpA (Italy),
Sr. Unsec’d. Notes
2.125%	04/30/29	EUR	3,510	3,922,757
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		282	281,356
President & Fellows of Harvard College,
Unsec’d. Notes
2.517%	10/15/50		75	75,610
3.150%	07/15/46		375	426,002
3.300%	07/15/56		45	51,764
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes
3.610%	02/15/2119		40	46,647
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		1,375	1,385,881
3.875%	02/15/31		241	244,745
4.875%	01/15/28		815	856,373
5.250%	01/15/30		2,585	2,798,545
University of Chicago (The),
Unsec’d. Notes, Series 20B
2.761%	04/01/45		30	30,325
University of Southern California,
Sr. Unsec’d. Notes, Series A
3.226%	10/01/2120		30	30,721
Unsec’d. Notes, Series 2017
3.841%	10/01/47		355	417,669
Yale University,
Unsec’d. Notes, Series 2020
1.482%	04/15/30		215	209,797

				23,536,817

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
2.800%	02/08/61		318	314,323

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		2,070	2,058,828

Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26		320	322,402
3.000%	10/29/28		255	258,824
American Express Co.,
Jr. Sub. Notes
3.550%(ff)	09/15/26(oo)		255	255,703

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN
1.625%	04/29/24		226	$225,765
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24		610	652,146
CDP Financial, Inc. (Canada),
Gtd. Notes
5.600%	11/25/39		1,000	1,420,298
CPPIB Capital, Inc. (Canada),
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	3,092	3,551,538
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		600	635,346
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
0.700%	06/15/23		2,427	2,424,941
3.000%	06/15/50		202	204,113
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		125	173,336
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes
2.625%	10/15/31		4,270	4,216,301
Nasdaq, Inc.,
Sr. Unsec’d. Notes
2.500%	12/21/40		200	185,128
3.250%	04/28/50		250	254,522
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
6.000%	01/15/27		2,850	2,966,461
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31		230	226,741
OneMain Finance Corp.,
Gtd. Notes
7.125%	03/15/26		3,060	3,500,267
8.250%	10/01/23		974	1,077,020
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes
0.500%	05/06/25	EUR	3,087	3,578,992
Gtd. Notes, 144A
1.250%	09/27/30		2,328	2,216,634
2.000%	04/16/31		3,414	3,431,400
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	3,458	3,895,902
0.900%	05/20/41	EUR	1,032	1,163,720
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29		655	628,996
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.750%	06/18/24		235	244,004
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	400	453,359

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
PSP Capital, Inc. (Canada),
Gtd. Notes, 144A
1.625%	10/26/28		2,879	$2,870,277
Societe Generale SFH SA (France),
Covered Bonds
0.750%	01/29/27	EUR	800	945,531

				41,979,667

Electric — 0.9%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.800%	10/01/47		570	611,380
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	09/01/44		280	358,512
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	1,200	1,341,884
Cadent Finance PLC (United Kingdom),
Gtd. Notes, EMTN
0.625%	03/19/30	EUR	1,165	1,302,519
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		210	202,557
4.500%	02/15/28		1,315	1,364,126
5.250%	06/01/26		195	200,060
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		45	44,613
5.000%	02/01/31		630	636,119
5.125%	03/15/28		3,165	3,216,007
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
3.950%	03/01/48		215	255,977
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
3.348%	02/09/31(a)		974	955,352
Sr. Unsec’d. Notes
5.000%	09/29/36		948	1,000,685
Commonwealth Edison Co.,
First Mortgage
4.000%	03/01/48		280	329,623
6.450%	01/15/38		260	378,210
Consumers Energy Co.,
First Mortgage
4.050%	05/15/48		450	539,322
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		684	765,130
Sr. Unsec’d. Notes, Series C
2.250%	08/15/31		275	269,374
3.375%	04/01/30		250	266,284
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24		1,090	1,123,662
Duke Energy Corp.,
Jr. Sub. Notes
3.250%(ff)	01/15/82		2,855	2,786,736

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46		250	$279,941
E.ON SE (Germany),
Sr. Unsec’d. Notes, EMTN
1.625%	05/22/29	EUR	226	278,801
Enel Finance International NV (Italy),
Gtd. Notes, EMTN
0.375%	05/28/29	EUR	150	167,523
0.500%	06/17/30	EUR	1,375	1,534,508
Engie SA (France),
Jr. Sub. Notes
3.250%(ff)	11/28/24(oo)	EUR	900	1,100,675
Entergy Louisiana LLC,
Collateral Trust Bond
4.000%	03/15/33		170	194,375
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		1,000	1,078,416
Sr. Unsec’d. Notes, 144A
7.125%	02/11/25		606	626,420
Evergy Metro, Inc.,
Mortgage
4.200%	03/15/48		330	394,799
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46		375	452,557
5.100%	06/15/45		234	303,007
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		75	94,227
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series HE
8.625%	06/15/29		285	410,472
Iberdrola International BV (Spain),
Gtd. Notes, Series NC5
1.874%(ff)	01/28/26(oo)	EUR	900	1,043,686
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30		435	432,763
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes
6.875%	06/21/23		520	561,764
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		681	748,290
Sr. Sec’d. Notes, EMTN
7.750%	12/15/27		750	955,719
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.807%	10/06/50		193	178,559
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.750%	11/01/29		216	222,765
Northern States Power Co.,
First Mortgage
3.600%	09/15/47		545	609,341

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		1,330	$1,404,458
Gtd. Notes, 144A
3.375%	02/15/29		170	166,401
3.625%	02/15/31		1,605	1,572,183
3.875%	02/15/32		80	78,691
Sr. Sec’d. Notes, 144A
2.000%	12/02/25(a)		1,452	1,461,996
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	900	1,079,929
4.250%	02/26/26		295	315,729
Ontario Electricity Financial Corp. (Canada),
Local Gov’t. Gtd. Notes, Series 40
2.428%(s)	04/11/31	CAD	500	321,840
Pacific Gas & Electric Co.,
First Mortgage
4.550%	07/01/30		2,460	2,668,259
Sr. Sec’d. Notes
3.250%	06/01/31		240	241,090
PECO Energy Co.,
First Mortgage
3.700%	09/15/47		80	90,488
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	500	547,048
2.875%	10/25/25	EUR	435	527,064
Sr. Unsec’d. Notes, 144A
1.875%	11/05/31	EUR	120	131,291
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		275	272,778
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28		1,025	1,009,577
San Diego Gas & Electric Co.,
First Mortgage
3.950%	11/15/41		135	150,112
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47		435	480,385
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		125	153,453
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		201	243,399
State Grid Overseas Investment BVI Ltd. (China),
Gtd. Notes, EMTN
1.625%	08/05/30		500	476,147
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50		44	40,494
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		1,050	1,065,316

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
8.000%(ff)	10/15/26(oo)		3,350	$3,543,708
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		5,810	6,031,308
5.500%	09/01/26		20	20,579
5.625%	02/15/27		20	20,680
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		465	479,484
3.700%	01/30/27		2,195	2,281,109
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.500%	12/01/49		192	206,156

				56,697,892

Electronics — 0.0%
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		100	99,787

Engineering & Construction — 0.2%
Aeroporti di Roma SpA (Italy),
Sr. Unsec’d. Notes, EMTN
1.750%	07/30/31	EUR	1,165	1,354,115
Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN
1.250%	01/15/29	EUR	200	217,239
2.000%	02/15/33	EUR	5,700	6,167,887
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes
1.500%	10/12/27	EUR	1,395	1,645,760
Sr. Sec’d. Notes, EMTN
1.500%	02/11/30	EUR	709	832,127
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
4.250%	10/31/26		219	232,372
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		225	233,733
4.250%	10/31/26		473	501,881
5.500%	07/31/47		475	475,511
TopBuild Corp.,
Gtd. Notes, 144A
4.125%	02/15/32		450	461,613

				12,122,238

Entertainment — 0.1%
Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)		600	603,407
Scientific Games International, Inc.,
Gtd. Notes, 144A
8.250%	03/15/26		2,585	2,725,136
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		46	46,788
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25		40	42,000

				3,417,331

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods — 0.4%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.250%	03/15/26		216	$220,698
3.500%	02/15/23		245	249,651
3.500%	03/15/29		60	60,045
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27(a)		825	853,427
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	5,245	6,838,114
4.500%	02/16/26	GBP	220	297,456
Bellis Finco PLC (United Kingdom),
Gtd. Notes
4.000%	02/16/27	GBP	2,300	2,942,450
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,372	1,755,236
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.750%	02/15/28		590	637,094
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29		770	848,106
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		1,196	1,300,925
Kraft Heinz Foods Co.,
Gtd. Notes
4.625%	10/01/39		115	135,152
4.875%	10/01/49		2,815	3,545,492
5.200%	07/15/45		145	184,838
5.500%	06/01/50		70	94,897
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		770	790,999
4.375%	01/31/32(a)		770	794,401
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44		295	347,207
Mondelez International, Inc.,
Sr. Unsec’d. Notes
0.250%	03/17/28	EUR	510	571,375
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
4.250%	04/15/31		205	215,439
5.875%	09/30/27		1,805	1,905,754
Post Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31		675	669,929
Sigma Alimentos SA de CV (Mexico),
Gtd. Notes
4.125%	05/02/26		200	211,565
Sysco Corp.,
Gtd. Notes
5.950%	04/01/30		161	201,242

				25,671,492

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.375%	12/01/25		440	$532,417
Inversiones CMPC SA (Chile),
Gtd. Notes, 144A
3.850%	01/13/30		570	594,687
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		920	935,845

				2,062,949

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		1,106	1,226,844
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		372	381,460
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41		145	197,789
National Grid Gas PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	275	330,991
NiSource, Inc.,
Sr. Unsec’d. Notes
3.950%	03/30/48		70	78,887
4.375%	05/15/47		320	380,780
Terega SA (France),
Sr. Unsec’d. Notes
0.875%	09/17/30	EUR	900	1,018,744

				3,615,495

Healthcare-Products — 0.2%
Avantor Funding, Inc.,
Sr. Sec’d. Notes
2.625%	11/01/25	EUR	5,790	6,748,754
Sr. Sec’d. Notes, 144A
2.625%	11/01/25	EUR	317	369,491
Baxter International, Inc.,
Sr. Unsec’d. Notes, 144A
0.868%	12/01/23		425	423,273
Becton Dickinson Euro Finance Sarl,
Gtd. Notes
0.334%	08/13/28	EUR	275	307,699
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30		73	74,369
DH Europe Finance II Sarl,
Gtd. Notes
0.450%	03/18/28	EUR	779	886,793
1.350%	09/18/39	EUR	580	658,829
DH Europe Finance Sarl,
Gtd. Notes
1.200%	06/30/27	EUR	331	393,961

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	205	$232,688
1.625%	10/15/50	EUR	185	210,924
2.250%	03/07/39	EUR	120	155,856
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		650	647,739
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29		275	279,282
Thermo Fisher Scientific Finance I BV,
Gtd. Notes
0.800%	10/18/30	EUR	400	458,516
1.625%	10/18/41	EUR	137	158,816
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	285	327,651
1.875%	10/01/49	EUR	185	215,989

				12,550,630

Healthcare-Services — 0.8%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.387%	10/15/49		40	44,339
4.272%	08/15/48		480	603,529
Unsec’d. Notes, Series 2020
2.211%	06/15/30		530	530,183
3.008%	06/15/50		890	927,462
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37		275	399,085
Anthem, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51		398	442,512
4.625%	05/15/42		109	135,735
Ascension Health,
Sr. Unsec’d. Notes
3.945%	11/15/46		115	141,674
Sr. Unsec’d. Notes, Series B
2.532%	11/15/29		270	281,278
3.106%	11/15/39		895	953,534
BayCare Health System, Inc.,
Sr. Unsec’d. Notes, Series 2020
3.831%	11/15/50		110	130,893
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		628	615,295
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24		2,975	3,072,436
2.782%	10/01/30		1,079	1,106,464
3.910%	10/01/50		210	234,194
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30(a)		2,815	2,889,721

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Hackensack Meridian Health, Inc.,
Sec’d. Notes, Series 2020
2.675%	09/01/41		1,530	$1,498,933
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30		485	512,239
5.375%	02/01/25		665	730,682
5.375%	09/01/26		225	253,715
5.625%	09/01/28		21	24,529
5.875%	02/01/29		65	77,509
Sr. Sec’d. Notes
3.500%	07/15/51		3,215	3,295,872
4.125%	06/15/29		1,040	1,146,698
5.000%	03/15/24		1,220	1,312,479
5.125%	06/15/39		275	340,105
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A
2.200%	06/01/30		990	975,638
Humana, Inc.,
Sr. Unsec’d. Notes
3.125%	08/15/29		930	973,024
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48		395	479,151
IQVIA, Inc.,
Gtd. Notes
2.250%	03/15/29	EUR	5,110	5,799,057
Gtd. Notes, 144A
1.750%	03/15/26	EUR	816	937,389
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		1,370	1,695,279
Gtd. Notes, Series 2019
3.266%	11/01/49		30	32,344
Unsec’d. Notes, Series 2021
2.810%	06/01/41		350	351,656
Mayo Clinic,
Unsec’d. Notes, Series 2016
4.128%	11/15/52		315	399,521
MEDNAX, Inc.,
Gtd. Notes, 144A
6.250%	01/15/27(a)		2,585	2,711,470
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.125%	07/01/52		25	31,421
Methodist Hospital (The),
Unsec’d. Notes, Series 20A
2.705%	12/01/50		1,210	1,175,604
Montefiore Obligated Group,
Unsec’d. Notes
4.287%	09/01/50		325	318,888
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56		295	383,111
4.763%	08/01/2116		135	188,488
Unsec’d. Notes, Series 2019
3.954%	08/01/2119		560	676,398

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47	50	$59,349
OhioHealth Corp.,
Unsec’d. Notes, Series 2020
3.042%	11/15/50	90	94,093
Orlando Health Obligated Group,
Sr. Unsec’d. Notes
3.327%	10/01/50	370	386,530
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2018
4.787%	11/15/48	55	73,080
Piedmont Healthcare, Inc.,
Sec’d. Notes
2.864%	01/01/52	720	703,719
Sec’d. Notes, Series 2042
2.719%	01/01/42	910	886,543
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25	1,725	1,830,281
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.800%	06/30/31	815	841,714
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
6.250%	02/01/27(a)	910	941,666
Sr. Sec’d. Notes
4.625%	07/15/24	204	207,070
Sr. Sec’d. Notes, 144A
4.250%	06/01/29	35	35,627
4.875%	01/01/26	30	30,820
5.125%	11/01/27(a)	2,150	2,241,559
Texas Health Resources,
Sec’d. Notes
4.330%	11/15/55	130	172,752
Sec’d. Notes, Series 2019
3.372%	11/15/51	85	94,205
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40	252	246,857
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.050%	05/15/41	270	281,948
4.625%	11/15/41	410	514,707
4.750%	07/15/45	46	60,195
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018
4.813%	09/01/48	115	147,395

			48,679,644

Home Builders — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.625%	01/15/28	2,317	2,445,647
Beazer Homes USA, Inc.,
Gtd. Notes
7.250%	10/15/29	1,173	1,308,024

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
6.250%	09/15/27		265	$277,695
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29		2,225	2,273,920
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27		81	85,305
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30		1,745	1,777,743
5.250%	12/15/27		25	26,286
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		351	393,714
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30(a)		2,267	2,507,304

				11,095,638

Household Products/Wares — 0.0%
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26	EUR	275	319,110

Insurance — 0.4%
AIA Group Ltd. (Hong Kong),
Sub. Notes, GMTN
0.880%(ff)	09/09/33	EUR	300	336,308
American International Group, Inc.,
Sr. Unsec’d. Notes
4.500%	07/16/44		200	246,505
4.750%	04/01/48		89	114,070
4.800%	07/10/45		100	126,864
Assicurazioni Generali SpA (Italy),
Jr. Sub. Notes, EMTN
4.596%(ff)	11/21/25(oo)	EUR	1,395	1,764,949
AXA SA (France),
Sub. Notes, EMTN
5.125%(ff)	07/04/43	EUR	705	862,496
Brighthouse Financial Global Funding,
Sr. Sec’d. Notes, 144A, MTN
2.000%	06/28/28		363	357,091
Brighthouse Financial, Inc.,
Sr. Unsec’d. Notes
5.625%	05/15/30		950	1,134,086
Chubb INA Holdings, Inc.,
Gtd. Notes
2.850%	12/15/51		50	50,297
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		5,105	5,258,664
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49(a)		125	136,805
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	255	300,668

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29		4,359	$5,019,274
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		265	369,883
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43		90	109,055
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28		416	411,704
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
5.625%	09/20/30	GBP	930	1,494,692
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30		513	507,325
4.625%	09/15/42		30	37,345
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34		185	254,272
Swiss Re Finance UK PLC,
Gtd. Notes, EMTN
2.714%(ff)	06/04/52	EUR	700	852,147
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		110	141,486
6.850%	12/16/39		28	41,737
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		945	962,296

				20,890,019

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.875%	05/12/41		241	248,913
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
0.500%	03/08/28	EUR	139	158,967
Expedia Group, Inc.,
Gtd. Notes
2.950%	03/15/31		840	840,246
Prosus NV (China),
Gtd. Notes, 144A
4.850%	07/06/27(a)		675	754,383
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
2.880%	04/22/31		400	407,661

				2,410,170

Iron/Steel — 0.2%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
3.250%	01/15/31(a)		2,300	2,426,256
3.450%	04/15/30		2,208	2,359,111

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Iron/Steel (cont’d.)
thyssenkrupp AG (Germany),
Sr. Unsec’d. Notes, EMTN
1.875%	03/06/23	EUR	4,180	$4,824,236

				9,609,603

Lodging — 0.1%
Gohl Capital Ltd. (Malaysia),
Gtd. Notes
4.250%	01/24/27		770	796,125
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		1,035	1,030,508
5.375%	05/01/25		95	98,774
5.750%	05/01/28		65	69,464
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		295	304,596
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes, SOFR + 1.050%
1.100%(c)	10/01/23		1,775	1,778,500
Sr. Unsec’d. Notes
1.300%	10/01/23		1,420	1,420,694
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24		550	558,915
3.500%	08/18/26		190	192,328
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30		165	186,427
Sr. Unsec’d. Notes, Series HH
2.850%	04/15/31(a)		745	743,225
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25		245	255,878
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.625%	08/26/28(a)		392	360,789

				7,796,223

Machinery-Diversified — 0.1%
Flowserve Corp.,
Sr. Unsec’d. Notes
2.800%	01/15/32		380	370,171
TK Elevator Midco GmbH (Germany),
Sr. Sec’d. Notes, 144A
4.375%	07/15/27	EUR	4,400	5,176,103

				5,546,274

Media — 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32		810	834,993
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31(a)		661	668,045
4.250%	01/15/34		900	886,245
4.500%	08/15/30		130	133,395
4.500%	06/01/33		395	403,167

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
4.750%	03/01/30		551	$574,404
5.000%	02/01/28		115	119,235
5.125%	05/01/27		441	456,502
5.375%	06/01/29		300	323,872
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.500%	06/01/41		361	351,866
3.900%	06/01/52		9,320	9,326,070
4.464%	07/23/22		32	32,491
5.050%	03/30/29		2,055	2,361,933
5.375%	05/01/47		150	179,151
6.384%	10/23/35		525	680,052
6.484%	10/23/45		120	164,058
Comcast Corp.,
Gtd. Notes
3.750%	04/01/40		840	939,670
Gtd. Notes, 144A
2.937%	11/01/56		232	220,992
Cox Communications, Inc.,
Gtd. Notes, 144A
1.800%	10/01/30		466	437,853
2.950%	10/01/50		36	33,856
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31(a)		1,750	1,750,466
3.150%	08/15/24		305	317,861
4.800%	02/01/35		150	176,813
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	04/15/27		225	232,655
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30		1,550	1,466,583
5.750%	01/15/30		1,000	999,862
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55		300	315,902
4.125%	05/15/29		1,234	1,361,120
5.300%	05/15/49		4,920	6,220,724
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		140	127,383
5.875%	11/15/24		280	287,541
7.750%	07/01/26(a)		3,065	3,237,567
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
4.600%	01/15/45		4,520	5,429,258
4.750%	05/15/25		306	335,906
4.950%	01/15/31(a)		930	1,099,150
Ziggo BV (Netherlands),
Sr. Sec’d. Notes
2.875%	01/15/30	EUR	2,210	2,503,808

				44,990,449

Mining — 0.2%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
4.000%	09/11/27		825	889,100

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
3.150%	01/14/30		300	$306,008
Sr. Unsec’d. Notes, 144A
3.700%	01/30/50		200	204,488
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30		4,655	4,593,797
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.250%	11/08/42(a)		809	1,022,397
6.750%	04/16/40		244	342,234
7.500%	07/27/35		110	157,553
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	07/15/41		3,735	4,973,456

				12,489,033

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23		280	285,315
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, 144A, MTN
2.422%(s)	05/28/37	CAD	400	210,249
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	1,314	1,642,919
Inter-American Development Bank (Supranational Bank),
Notes
6.800%	10/15/25		245	293,023

				2,431,506

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		560	574,647

Oil & Gas — 1.5%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26		605	627,496
Antero Resources Corp.,
Gtd. Notes, 144A
8.375%	07/15/26		240	273,218
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		185	187,941
9.000%	11/01/27		35	46,859
BP Capital Markets America, Inc.,
Gtd. Notes
3.001%	03/17/52		190	186,264
3.379%	02/08/61		537	554,241
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.104%	11/15/34	EUR	463	517,128
3.625%(ff)	03/22/29(oo)	EUR	930	1,138,371
4.375%(ff)	06/22/25(oo)		1,050	1,096,839

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32		50	$48,968
3.750%	02/15/52		165	166,237
5.250%	06/15/37		5,410	6,413,581
5.400%	06/15/47		105	130,685
6.750%	11/15/39		240	326,186
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.875%	02/01/29(a)		580	620,893
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		310	318,115
ConocoPhillips,
Gtd. Notes, 144A
4.875%	10/01/47		365	481,908
ConocoPhillips Co.,
Gtd. Notes
4.150%	11/15/34		60	68,589
4.300%	11/15/44		210	252,908
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23		175	180,671
Gtd. Notes, 144A
2.268%	11/15/26		270	268,121
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		230	289,545
5.850%	12/15/25		129	147,590
7.875%	09/30/31		65	91,943
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24		1,135	1,178,334
3.250%	12/01/26		11,142	11,761,517
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23		1,090	1,155,715
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		795	800,144
4.875%	03/30/26		160	158,706
5.375%	03/30/28		955	941,137
5.875%	03/30/31		50	49,052
Equinor ASA (Norway),
Gtd. Notes
3.700%	04/06/50		110	126,243
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
2.500%	03/21/26	EUR	1,000	1,178,013
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22		451	458,989
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes, 144A
2.900%	09/29/31(a)		1,930	1,905,010
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27(a)		484	527,963

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
5.600%	02/15/41		85	$104,967
7.300%	08/15/31		260	347,554
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		140	144,227
6.000%	02/01/31		140	145,044
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		472	513,141
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25		315	333,626
6.500%	06/30/27		355	380,894
Lundin Energy Finance BV (Netherlands),
Gtd. Notes, 144A
3.100%	07/15/31		1,175	1,187,448
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.800%	04/01/28		5,850	6,297,735
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29		45	47,197
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.933%(s)	10/10/36		665	377,545
5.550%	03/15/26(a)		545	606,650
5.875%	09/01/25		50	55,057
6.450%	09/15/36		5	6,375
6.625%	09/01/30(a)		415	513,716
6.950%	07/01/24		380	422,507
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26		320	355,105
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34		200	257,148
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25		1,715	1,843,709
5.600%	01/03/31(a)		685	729,110
5.750%	02/01/29		96	103,407
6.250%	03/17/24		5	5,402
6.625%	01/16/34	GBP	1,925	2,881,288
6.900%	03/19/49		355	378,394
7.250%	03/17/44		626	693,776
7.375%	01/17/27		635	737,520
Gtd. Notes, EMTN
6.250%	12/14/26	GBP	580	853,536
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26(a)		384	388,757
4.750%	02/26/29	EUR	2,230	2,504,385
5.350%	02/12/28		222	221,260
5.950%	01/28/31		84	81,775
6.350%	02/12/48(a)		598	514,562
6.375%	01/23/45(a)		572	497,480
6.490%	01/23/27		1,408	1,501,445

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
6.500%	03/13/27		1,148	$1,224,574
6.500%	01/23/29(a)		590	611,901
6.625%	06/15/35		49	47,111
6.840%	01/23/30(a)		589	610,778
6.875%	10/16/25		48	52,572
7.690%	01/23/50		815	786,153
Gtd. Notes, EMTN
3.750%	02/21/24	EUR	355	414,812
4.875%	02/21/28	EUR	3,920	4,470,956
5.125%	03/15/23	EUR	120	141,786
Gtd. Notes, MTN
4.625%	09/21/23		1,240	1,272,000
6.750%	09/21/47		190	168,111
6.875%	08/04/26(a)		455	499,569
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, EMTN
2.480%	01/28/32		200	200,634
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
2.150%	01/15/31		3,455	3,336,061
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26		420	411,677
3.125%	07/12/41		205	207,312
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25(a)		1,985	2,054,219
5.000%	03/15/23		265	270,543
9.250%	02/01/26		615	663,427
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31		5,425	5,528,864
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30		829	806,786
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24		298	318,433
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes
2.300%	01/08/31		500	493,486
Thaioil Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
4.875%	01/23/43		456	472,923
TotalEnergies SE (France),
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	930	1,050,612
UGI International LLC,
Gtd. Notes, 144A
2.500%	12/01/29	EUR	700	786,289
Wintershall Dea Finance BV (Germany),
Gtd. Notes
0.840%	09/25/25	EUR	900	1,039,367
1.823%	09/25/31	EUR	500	584,513

				89,232,331

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas Services — 0.0%
Cameron International Corp.,
Gtd. Notes
5.950%	06/01/41		480	$612,088

Packaging & Containers — 0.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Sec’d. Notes, 144A
2.000%	09/01/28	EUR	642	723,088
Sr. Unsec’d. Notes, 144A
3.000%	09/01/29	EUR	105	117,061
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28		350	347,367
Verallia SA (France),
Gtd. Notes
1.625%	05/14/28	EUR	6,200	7,223,826

				8,411,342

Pharmaceuticals — 1.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25		445	472,913
4.050%	11/21/39		12,872	14,755,243
4.250%	11/21/49		285	342,168
4.500%	05/14/35		1,225	1,464,343
4.700%	05/14/45		630	779,018
4.850%	06/15/44		520	651,846
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		324	342,596
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28		120	111,656
5.000%	02/15/29		639	567,113
5.250%	01/30/30		2,405	2,126,452
5.250%	02/15/31		525	463,211
6.250%	02/15/29		875	832,582
7.250%	05/30/29		130	128,792
Bayer AG (Germany),
Sr. Unsec’d. Notes
1.375%	07/06/32	EUR	900	1,048,575
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.200%	07/15/34		750	834,998
4.250%	12/15/25		675	732,374
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39		120	141,938
4.250%	10/26/49		97	119,983
4.625%	05/15/44		245	312,542
5.000%	08/15/45		110	146,486
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27		610	656,391
4.375%	10/15/28		5,585	6,349,056
Sr. Unsec’d. Notes
3.200%	03/15/40		765	790,116

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
3.400%	03/15/50	650	$677,978
3.400%	03/15/51	2,605	2,738,642
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40	7,545	7,246,490
3.250%	08/15/29	1,495	1,593,831
3.750%	04/01/30	24	26,356
4.125%	04/01/40	69	78,998
4.780%	03/25/38	169	205,921
5.125%	07/20/45	230	299,057
5.300%	12/05/43	80	105,448
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	06/30/28	85	63,447
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.700%	06/10/27	275	276,832
1.900%	12/10/28	190	190,828
2.150%	12/10/31	175	175,526
2.750%	12/10/51	50	49,749
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	215	220,446
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.700%	05/28/50	146	147,041
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	1,865	2,286,546
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	7,805	8,325,264
4.000%	06/22/50	315	336,767

			59,215,559

Pipelines — 0.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29(a)	1,700	1,795,715
7.875%	05/15/26	490	539,868
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes, 144A
4.600%	12/15/44	30	35,644
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	915	933,657
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	935	959,651
Sr. Unsec’d. Notes
4.950%	06/15/28	350	394,673
5.400%	10/01/47	2,500	2,948,555
6.000%	06/15/48	2,365	2,957,726
6.250%	04/15/49	620	810,793
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30(a)	375	391,098
3.125%	07/31/29	387	411,097

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
3.300%	02/15/53	45	$44,858
5.950%	02/01/41	195	259,492
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.300%	10/01/31	2,410	2,362,249
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes
2.160%	03/31/34	400	392,633
Sr. Sec’d. Notes, 144A
2.160%	03/31/34	400	392,633
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	750	713,965
5.050%	02/15/46	3,470	4,155,080
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.950%	03/01/50	915	973,325
MPLX LP,
Sr. Unsec’d. Notes
3.500%	12/01/22	161	164,419
4.125%	03/01/27	379	414,706
4.500%	04/15/38	310	348,809
4.875%	06/01/25	645	705,827
5.200%	03/01/47	2,625	3,212,525
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	415	556,061
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49	3,654	4,037,504
5.200%	07/15/48	3,660	4,435,831
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.800%	09/15/30	505	531,600
4.700%	06/15/44(a)	3,205	3,418,469
5.150%	06/01/42	1,092	1,216,087
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	12/31/30	602	603,277
7.500%	10/01/25	325	352,155
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	35	36,432
4.125%	08/15/31	35	37,345
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.350%(cc)	02/01/25	45	46,855
5.300%(cc)	02/01/30(a)	745	818,081
5.300%	03/01/48	40	48,198
5.450%	04/01/44	235	280,773
6.500%(cc)	02/01/50	25	29,551
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30(a)	742	792,544
3.500%	10/15/51	870	883,183
3.600%	03/15/22	1,472	1,473,425
3.750%	06/15/27	213	230,134

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
4.500%	11/15/23		3	$3,163
4.550%	06/24/24		435	466,159
4.850%	03/01/48		20	24,347
4.900%	01/15/45		230	275,342
5.100%	09/15/45		205	253,067
5.400%	03/04/44		245	304,040

				47,472,621

Private Equity — 0.0%
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
2.200%	07/24/25	EUR	1,395	1,676,347

Real Estate — 0.2%
Aroundtown SA (Germany),
Sr. Unsec’d. Notes, EMTN
1.000%	01/07/25	EUR	1,400	1,625,770
Balder Finland OYJ (Sweden),
Gtd. Notes, EMTN
1.000%	01/20/29	EUR	1,165	1,284,538
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28		2,620	2,793,405
Logicor Financing Sarl (Luxembourg),
Gtd. Notes, EMTN
1.625%	07/15/27	EUR	1,395	1,645,596
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
2.500%	10/15/31		200	200,264
Sun Hung Kai Properties Capital Market Ltd. (Hong Kong),
Gtd. Notes, EMTN
3.160%	01/25/28	CNH	3,000	463,866
3.200%	08/14/27	CNH	7,000	1,084,260

				9,097,699

Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.,
Sr. Unsec’d. Notes
0.450%	01/15/27	EUR	376	423,008
3.000%	06/15/23		2,175	2,236,338
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.500%	08/16/31		70	68,483
4.050%	07/01/30		3,589	3,940,935
4.125%	05/15/29		1,210	1,339,641
Corporate Office Properties LP,
Gtd. Notes
2.750%	04/15/31		3,820	3,799,440
2.900%	12/01/33		560	551,242
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.300%	07/01/30		250	264,176
Digital Euro Finco LLC,
Gtd. Notes
1.125%	04/09/28	EUR	1,395	1,610,982
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31		500	480,810

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Sr. Unsec’d. Notes
4.750%	02/15/28(a)		2,219	$2,186,832
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31		930	992,620
5.375%	04/15/26		4,090	4,568,294
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
3.000%	01/15/30		840	880,987
Kimco Realty Corp.,
Sr. Unsec’d. Notes
1.900%	03/01/28		455	448,868
2.700%	10/01/30		1,180	1,200,996
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		551	589,863
4.500%	01/15/28		440	476,480
5.625%	05/01/24		30	32,084
5.750%	02/01/27		30	34,016
Gtd. Notes, 144A
4.625%	06/15/25		305	325,566
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
0.993%	10/15/26	EUR	1,115	1,263,408
3.325%	03/24/25	EUR	2,715	3,331,420
3.692%	06/05/28	GBP	395	559,007
4.625%	08/01/29		360	379,516
5.000%	10/15/27		25	26,175
Realty Income Corp.,
Sr. Unsec’d. Notes
3.100%	12/15/29		4,885	5,188,129
Simon Property Group LP,
Sr. Unsec’d. Notes
2.250%	01/15/32		750	732,007
Spirit Realty LP,
Gtd. Notes
2.700%	02/15/32		1,104	1,095,161
3.400%	01/15/30		3,175	3,334,728
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	07/15/26(a)		1,000	1,002,104
Sun Communities Operating LP,
Gtd. Notes
2.700%	07/15/31(a)		795	791,830
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		3,190	3,327,529
Ventas Realty LP,
Gtd. Notes
2.500%	09/01/31		385	381,098
4.400%	01/15/29		930	1,055,087
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		250	254,905
4.125%	08/15/30		20	21,173
4.250%	12/01/26		140	145,777

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Welltower, Inc.,
Sr. Unsec’d. Notes
2.800%	06/01/31		6,980	$7,135,953
3.100%	01/15/30		1,225	1,286,169
4.125%	03/15/29		630	704,615
4.800%	11/20/28	GBP	930	1,472,323
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.250%	04/01/33		3,190	3,036,002

				62,975,777

Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.500%	02/15/29(a)		1,069	1,058,267
3.875%	01/15/28		840	850,493
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		575	613,622
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28		1,050	1,172,263
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.375%	02/07/25	EUR	657	750,962
Sr. Sec’d. Notes, 144A
6.250%	10/30/25	EUR	6,090	7,115,004
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29(a)		425	420,342
3.875%	10/01/31(a)		425	419,982
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		1,050	1,050,199
JSM Global Sarl (Brazil),
Gtd. Notes, 144A
4.750%	10/20/30		355	327,130
Sally Holdings LLC/Sally Capital, Inc.,
Sec’d. Notes, 144A
8.750%	04/30/25		2,150	2,291,560
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31		150	148,542

				16,218,366

Savings & Loans — 0.0%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22		425	432,880

Semiconductors — 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		508	550,817
Broadcom, Inc.,
Gtd. Notes, 144A
1.950%	02/15/28(a)		401	395,019
2.450%	02/15/31		181	176,853

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
2.600%	02/15/33	1,395	$1,352,997
3.500%	02/15/41	5,690	5,793,964
Intel Corp.,
Sr. Unsec’d. Notes
2.000%	08/12/31	175	173,874
2.800%	08/12/41	25	24,928
3.050%	08/12/51	20	20,513
Microchip Technology, Inc.,
Sr. Sec’d. Notes
0.972%	02/15/24	150	148,724
4.333%	06/01/23	1,475	1,537,845
Sr. Sec’d. Notes, 144A
0.983%	09/01/24	50	49,129
Micron Technology, Inc.,
Sr. Unsec’d. Notes
2.703%	04/15/32	310	311,258
4.663%	02/15/30	250	287,553
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
2.650%	02/15/32	390	391,438
3.125%	02/15/42	145	145,786
3.400%	05/01/30	175	186,606

			11,547,304

Software — 0.2%
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
2.950%	02/15/51	226	214,485
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.100%	03/01/41	2,625	2,645,318
Sr. Unsec’d. Notes, Series 30Y
4.750%	05/15/48	286	357,429
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29	6,080	6,539,092
Microsoft Corp.,
Sr. Unsec’d. Notes
2.675%	06/01/60	168	167,282
3.041%	03/17/62	472	508,183
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/22	1,379	1,384,445
2.875%	03/25/31(a)	183	183,917
3.600%	04/01/50	202	197,822
3.950%	03/25/51	37	38,501
salesforce.com, Inc.,
Sr. Unsec’d. Notes
1.950%	07/15/31	123	121,825
2.700%	07/15/41	48	47,872
2.900%	07/15/51	42	42,821

			12,448,992

Telecommunications — 1.0%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27	490	522,484

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
AT&T, Inc.,
Sr. Unsec’d. Notes
1.600%	05/19/28	EUR	1,614	$1,942,207
2.550%	12/01/33		150	146,897
3.000%	06/30/22		2,200	2,217,795
3.500%	06/01/41		2,485	2,557,100
3.550%	09/15/55		1,025	1,026,893
3.650%	09/15/59		8,157	8,233,986
4.375%	09/14/29	GBP	465	733,372
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25		320	320,350
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%
13.000%	12/31/25		254	260,600
Sr. Sec’d. Notes, 144A
8.750%	05/25/24		530	545,350
8.750%	05/25/24		150	154,145
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		2,025	1,958,123
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		300	294,314
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
5.125%	10/15/26	EUR	1,900	2,259,822
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		105	108,413
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
0.373%	03/03/23		2,325	2,315,470
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
2.625%	04/08/31		200	200,913
Orange SA (France),
Jr. Sub. Notes, EMTN
2.375%(ff)	01/15/25(oo)	EUR	900	1,066,263
Sr. Unsec’d. Notes, EMTN
1.625%	04/07/32	EUR	400	496,395
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		55	82,509
Sprint Communications, Inc.,
Gtd. Notes
6.000%	11/15/22		45	46,812
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25		350	403,193
7.625%	03/01/26		25	29,977
7.875%	09/15/23		3,070	3,387,385
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26		50	50,057
2.625%	02/15/29		370	364,201

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
2.875%	02/15/31		369	$364,307
4.750%	02/01/28		35	36,846
Sr. Sec’d. Notes
2.550%	02/15/31		11,300	11,247,325
3.000%	02/15/41		190	185,137
3.300%	02/15/51		524	511,565
3.875%	04/15/30		1,524	1,667,661
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
0.875%	03/19/32	EUR	511	576,634
2.650%	11/20/40		502	476,471
2.850%	09/03/41		15	14,811
3.400%	03/22/41		7,180	7,535,143
4.500%	08/10/33		790	930,753
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes
3.250%	01/31/31	EUR	5,910	6,680,394

				61,952,073

Transportation — 0.1%
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.450%	12/02/31		95	96,688
3.000%	12/02/41		50	51,123
3.100%	12/02/51		20	20,455
CP - Comboios de Portugal EPE (Portugal),
Sr. Unsec’d. Notes
5.700%	03/05/30	EUR	1,000	1,553,858
Kazakhstan Temir Zholy National Co. JSC (Kazakhstan),
Gtd. Notes
3.250%	12/05/23	CHF	780	900,981
3.638%	06/20/22	CHF	500	556,978
La Poste SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	07/18/29	EUR	500	547,065
Regie Autonome des Transports Parisiens (France),
Sr. Unsec’d. Notes, EMTN
0.400%	12/19/36	EUR	500	569,053
Russian Railways Via RZD Capital PLC (Russia),
Sr. Unsec’d. Notes
7.487%	03/25/31	GBP	800	1,431,270
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.950%	03/10/52		130	131,861

				5,859,332

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23		322	327,862

Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
2.800%	05/01/30		237	245,624
3.250%	06/01/51		145	151,419

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Water (cont’d.)
3.450%	05/01/50	37	$39,721

			436,764

TOTAL CORPORATE BONDS (cost $1,144,115,520)			1,120,928,444

MUNICIPAL BONDS — 0.3%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	75	83,187

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	300	393,249

California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,075	1,740,138
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
5.716%	07/01/39	420	579,492
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	835	1,106,551
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.398%	05/15/31	300	378,826
6.548%	05/15/48	160	248,609
State of California,
General Obligation Unlimited, Taxable, BABs
7.550%	04/01/39	60	100,123
University of California,
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115	12	17,113
Taxable, Revenue Bonds, Series BG
1.316%	05/15/27	485	476,205
1.614%	05/15/30	465	450,646

			5,097,703

Illinois — 0.0%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	120	179,457
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	2,015	2,091,629
General Obligation Unlimited, Taxable
5.100%	06/01/33	170	195,497

			2,466,583

Maryland — 0.0%
Maryland State Transportation Authority,
Revenue Bonds, BABs
5.888%	07/01/43	270	377,968

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Michigan — 0.0%
Michigan Finance Authority,
Taxable, Revenue Bonds
3.384%	12/01/40	750	$820,564

Missouri — 0.0%
Curators of the University of Missouri (The),
Revenue Bonds, BABs
5.792%	11/01/41	50	74,258

New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	815	1,287,168
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	498	810,376
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H
5.665%	05/01/40	285	382,114

			2,479,658

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	160	201,584
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	160	199,522
New York City Water & Sewer System,
Taxable, Revenue Bonds, BABs
5.882%	06/15/44	245	378,690
New York State Urban Development Corp.,
Taxable, Revenue Bonds, BABs, Series ST
5.770%	03/15/39	710	857,048
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds
4.031%	09/01/48	150	178,899
Consolidated, Taxable, Revenue Bonds, Series 192
4.810%	10/15/65	325	446,035
Revenue Bonds
4.458%	10/01/62	335	445,248

			2,707,026

North Carolina — 0.0%
North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, Series 2011-02, Class A3, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.924%(c)	07/25/36	1,674	1,681,028

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.048%	12/01/56	60	79,272
4.800%	06/01/2111	805	1,225,661

			1,304,933

Pennsylvania — 0.0%
Pennsylvania State University (The),
Taxable, Revenue Bonds, Series D
2.840%	09/01/50	70	70,080

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Pennsylvania (cont’d.)
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	75	$106,421
Revenue Bonds, BABs, Series B
5.511%	12/01/45	360	513,962

			690,463

Texas — 0.0%
City of San Antonio Electric & Gas Systems Revenue,
Revenue Bonds, BABs
5.985%	02/01/39	55	76,465
Taxable, Revenue Bonds
4.427%	02/01/42	365	441,751
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series C
2.919%	11/01/50	300	305,830
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	335	374,513

			1,198,559

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	505	693,321

TOTAL MUNICIPAL BONDS (cost $20,314,208)			20,068,500

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.1%
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%
0.293%(c)	03/27/36	218	217,011
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
0.233%(c)	02/27/37	219	217,393
Banc of America Funding Trust,
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
1.751%(c)	09/26/45	82	82,891
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.702%(c)	04/25/28	170	170,363
Series 2019-01A, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.852%(c)	03/25/29	474	473,701
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.552%(c)	04/25/29	164	164,218
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.702%(c)	07/25/29	282	281,595
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	10/25/29	79	78,877

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	10/25/29	1,603	$1,603,000
Series 2019-04A, Class M1C, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.602%(c)	10/25/29	165	164,768
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.101%(c)	08/26/30	156	157,647
Series 2020-03A, Class M1A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	10/25/30	50	49,858
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
3.802%(c)	10/25/30	475	486,502
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.702%(c)	06/25/30	31	30,632
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.702%(c)	06/25/30	7,215	7,222,737
Series 2021-02A, Class M1B, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 1.500%)
1.550%(c)	06/25/31	205	204,491
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
1.450%(c)	09/25/31	300	298,116
BVRT Financing Trust,
Series 2021-04, Class F, 144A, SOFR + 2.000%
2.050%(c)	09/12/26^	6,765	6,764,723
Central Park Funding Trust,
Series 2021-01, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.852%(c)	08/29/22	2,837	2,829,101
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
2.911%(cc)	09/25/47	98	94,066
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 0.000%)
2.502%(c)	04/25/31	65	64,796
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.403%(c)	08/25/31	136	136,597
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
2.253%(c)	09/25/31	352	353,296
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.202%(c)	06/25/39	35	35,092
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.203%(c)	10/25/39	62	62,453
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.153%(c)	01/25/40	548	549,893

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-R02, Class 2M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.103%(c)	01/25/40	268	$268,891
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)
3.150%(c)	10/25/41	1,200	1,212,390
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)
1.600%(c)	10/25/41	330	330,398
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A
3.023%(cc)	08/25/60	298	299,909
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.802%(c)	11/25/28	225	225,404
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.902%(c)	04/25/29	490	490,276
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)
4.602%(c)	10/25/30	76	76,163
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
2.200%(c)	10/25/33	518	520,082
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
2.750%(c)	10/25/33	806	819,379
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)
1.600%(c)	04/25/34	2,545	2,544,886
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
3.500%(c)	04/25/34	1,160	1,159,886
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.502%(c)	05/25/30	337	342,123
Series 2018-C01, Class 1M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.353%(c)	07/25/30	761	769,913
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.253%(c)	10/25/30	85	86,102
Series 2021-R02, Class 2B1, 144A, 30 Day Average SOFR + 3.300% (Cap N/A, Floor 0.000%)
3.350%(c)	11/25/41	580	584,339
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
2.050%(c)	11/25/41	380	380,724
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
3.403%(c)	10/25/27	260	263,772
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.050%(c)	11/25/50	1,580	1,649,898

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-DNA07, Class B1, 144A, 30 Day Average SOFR + 3.650% (Cap N/A, Floor 0.000%)
3.700%(c)	11/25/41	1,100	$1,117,118
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class B1, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 0.000%)
2.403%(c)	01/25/50	617	616,627
Series 2020-DNA01, Class M2, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.803%(c)	01/25/50	563	563,817
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.953%(c)	02/25/50	1,782	1,787,682
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
5.203%(c)	06/25/50	950	979,943
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.103%(c)	06/25/50	71	70,750
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.103%(c)	08/25/50	500	526,021
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.853%(c)	08/25/50	594	596,594
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
4.850%(c)	10/25/50	215	227,607
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.850%(c)	10/25/50	265	267,052
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.703%(c)	07/25/50	403	404,998
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.353%(c)	09/25/50	100	104,152
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.253%(c)	09/25/50	188	189,030
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
2.700%(c)	01/25/51	45	44,938
Series 2021-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
1.850%(c)	01/25/51	588	589,299
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)
3.550%(c)	10/25/33	786	814,312
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
3.450%(c)	10/25/41	1,470	1,479,216
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
3.050%(c)	08/25/33	616	617,502

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
3.200%(c)	12/25/33	145	$145,966
Series 2021-HQA02, Class M2, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 0.000%)
2.100%(c)	12/25/33	5,290	5,300,064
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
3.400%(c)	09/25/41	230	228,855
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	09/25/41	2,430	2,428,482
Series 2021-HQA04, Class B1, 144A, 30 Day Average SOFR + 3.750% (Cap N/A, Floor 0.000%)
3.800%(c)	12/25/41	440	442,478
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
2.400%(c)	12/25/41	1,100	1,102,755
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.203%(c)	09/25/48	599	605,625
Series 2019-DNA04, Class M2, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
2.053%(c)	10/25/49	39	39,589
Freddie Mac REMICS,
Series 4194, Class BI, IO
3.500%	04/15/43	85	10,005
Series 4646, Class HV
3.500%	11/15/36	396	398,160
Series 4910, Class MI, IO
4.000%	08/25/49	145	17,864
Series 5020, Class IH, IO
3.000%	08/25/50	515	79,744
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49	1,278	1,276,052
GS Mortgage-Backed Securities Trust,
Series 2019-SL01, Class A1, 144A
2.625%(cc)	01/25/59	1,327	1,337,090
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	01/26/37	161	159,957
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	10/26/36	52	51,597
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	10/26/36	577	566,480
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.752%(c)	05/25/29	110	109,797
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.352%(c)	10/25/30	595	596,863

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59	453	$453,904
Series 2019-PR01, Class A1, 144A
3.858%	09/25/59	4,006	4,023,924
Series 2020-GS05, Class A1, 144A
3.250%	06/25/60	721	729,188
Series 2020-SL01, Class A, 144A
2.734%	01/25/60	545	548,003
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.600%)
1.399%(c)	09/15/22	6,874	6,861,027
Series 2020-07, Class A2X, 144A, 1 Month LIBOR + 1.300%
1.399%(c)	09/15/22^	8,000	8,000,000
Series 2021-09, 144A, 1 Month LIBOR + 1.300%
1.404%(c)	07/15/22^	7,900	7,900,000
Series 2021-10, Class A1X, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.599%(c)	02/22/23	4,433	4,435,071
Series 2021-EBO03, Class A2, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.849%(c)	03/31/23	2,323	2,326,608
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.652%(c)	07/25/28	38	38,212
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	07/25/29	32	31,870
Oaktown Re V Ltd. (Bermuda),
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.702%(c)	10/25/30	130	130,050
Oaktown Re VII Ltd. (Bermuda),
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
1.650%(c)	04/25/34	300	299,455
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
2.950%(c)	04/25/34	1,200	1,190,040
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.752%(c)	06/25/57	231	230,843
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)
3.917%(c)	12/25/22	2,155	2,160,111
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
3.002%(c)	02/27/24	7,426	7,524,649
Radnor Re Ltd. (Bermuda),
Series 2019-02, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.852%(c)	06/25/29	544	544,386

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)
4.702%(c)	10/25/30		108	$107,732
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 1.700%)
1.750%(c)	12/27/33		3,400	3,400,000
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)
1.898%(c)	11/25/31		1,010	1,011,188
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
3.748%(c)	11/25/31		1,200	1,208,930
Retiro Mortgage Securities DAC (Ireland),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)
1.444%(c)	07/30/75	EUR	1,660	1,883,884
Station Place Securitization Trust,
Series 2021-08, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.902%(c)	06/20/22		2,365	2,367,041
Towd Point Mortgage Trust,
Series 2021-SJ01, Class A1, 144A
2.250%(cc)	07/25/68		4,843	4,884,606

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $123,184,504)				123,003,155

SOVEREIGN BONDS — 5.8%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	09/30/49		1,759	1,801,099
Sr. Unsec’d. Notes, 144A, MTN
3.875%	04/16/50		590	689,800
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	05/06/31	EUR	1,000	1,146,489
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	443	358,393
Sr. Unsec’d. Notes, Series 156
2.750%	05/21/41	AUD	343	267,516
Sr. Unsec’d. Notes, Series 159
0.250%	11/21/24	AUD	2,113	1,508,587
Sr. Unsec’d. Notes, Series 161
0.250%	11/21/25	AUD	4,466	3,128,892
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	3,674	2,304,982
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	2,262	1,583,106
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	235	349,840
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	300	575,895
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		5,698	5,937,296

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
1.375%	09/23/50	EUR	370	$402,924
Bundesobligation (Germany),
Bonds, Series 184
0.000%	10/09/26	EUR	3,084	3,588,947
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
0.000%	08/15/31	EUR	690	799,318
0.000%	05/15/36	EUR	2,380	2,703,741
Bonds, Series G
0.000%	08/15/50	EUR	607	665,971
Caisse d’Amortissement de la Dette Sociale (France),
Sr. Unsec’d. Notes, EMTN
0.125%	10/25/23	EUR	3,100	3,565,101
Canadian Government Bond (Canada),
Bonds
0.250%	04/01/24	CAD	2,343	1,820,534
0.250%	03/01/26	CAD	2,514	1,909,636
0.500%	12/01/30	CAD	1,707	1,248,824
2.000%	12/01/51	CAD	1,392	1,183,979
4.000%	06/01/41	CAD	184	201,829
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.550%	07/27/33		880	856,449
3.100%	05/07/41		200	195,988
China Government Bond (China),
Sr. Unsec’d. Notes
3.950%	06/29/43	CNH	12,500	2,177,959
China Government International Bond (China),
Sr. Unsec’d. Notes
0.250%	11/25/30	EUR	1,400	1,546,817
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	4,155	5,112,186
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	06/19/29	EUR	300	347,751
Unsec’d. Notes
1.125%	03/04/33	EUR	200	225,802
1.500%	06/17/31	EUR	2,190	2,579,809
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	2,910	3,346,488
Czech Republic Government Bond (Czech Republic),
Bonds, Series 078
2.500%	08/25/28	CZK	15,440	680,345
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	2,184	592,989
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
4.500%	01/30/30		225	229,220
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32		460	468,794
5.950%	01/25/27		105	117,117
6.000%	07/19/28		338	377,851

Interest Rate	Maturity Date	Principal Amount (000)#			Value

SOVEREIGN BONDS (continued)
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/16/26	EUR	135		$148,621
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40		EUR	1,072	1,420,913
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.000%	03/04/26	EUR	3,510		4,055,376
0.000%	06/02/28	EUR	470		540,392
0.000%	07/04/35	EUR	1,637		1,782,416
0.200%	06/04/36	EUR	466		519,326
0.700%	07/06/51	EUR	426		498,992
Export-Import Bank of China (The) (China),
Sr. Unsec’d. Notes
4.150%	06/18/27	CNH	1,000		165,625
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, EMTN
2.250%	01/13/31		580		545,350
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
0.250%	09/15/40	EUR	298		330,971
0.875%	09/15/25	EUR	492		588,629
French Republic Government Bond OAT (France),
Bonds
0.000%	03/25/23	EUR	1,440		1,652,710
0.000%	02/25/26	EUR	2,195		2,538,014
0.000%	11/25/31	EUR	4,175		4,661,164
Hellenic Republic Government Bond (Greece),
Bonds, 144A
0.750%	06/18/31	EUR	3,870		4,194,950
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	4,840		5,785,957
1.875%	01/24/52	EUR	55		61,743
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	120		184,694
Hungary Government Bond (Hungary),
Bonds, Series 2030, Class A
3.000%	08/21/30	HUF	89,290		246,046
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	2,600		3,101,599
1.750%	06/05/35	EUR	120		142,422
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	3,140		3,576,123
1.100%	03/12/33	EUR	1,040		1,142,321
1.450%	09/18/26	EUR	387		455,622
1.750%	04/24/25	EUR	1,305		1,546,911
3.050%	03/12/51		400		395,362
3.375%	07/30/25	EUR	1,131		1,415,803
4.350%	01/11/48		710		816,870
Sr. Unsec’d. Notes, 144A
5.250%	01/08/47		431		553,889
Sr. Unsec’d. Notes, 144A, MTN
5.125%	01/15/45		590		735,378

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	4,045	$5,349,564
3.850%	07/18/27		500	548,137
Indonesia Treasury Bond (Indonesia),
Bonds, Series 087
6.500%	02/15/31	IDR	21,214,000	1,503,682
Ireland Government Bond (Ireland),
Unsec’d. Notes
0.000%	10/18/31	EUR	2,403	2,671,859
1.100%	05/15/29	EUR	594	731,253
1.500%	05/15/50	EUR	132	173,304
Isle of Man Government International Bond (United Kingdom),
Unsec’d. Notes
5.375%	08/14/34	GBP	500	962,049
Israel Government Bond (Israel),
Bonds, Series 0327
2.000%	03/31/27	ILS	2,722	940,083
Bonds, Series 0330
1.000%	03/31/30	ILS	254	81,521
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds
6.000%	05/01/31	EUR	3,095	5,091,003
Bonds, 144A
2.800%	03/01/67	EUR	230	295,597
Sr. Unsec’d. Notes
0.000%	01/15/24	EUR	1,167	1,331,070
0.000%	08/15/24	EUR	1,227	1,395,672
0.000%	04/01/26	EUR	4,303	4,826,027
Sr. Unsec’d. Notes, 144A
0.600%	08/01/31	EUR	9,375	10,166,295
0.950%	12/01/31	EUR	2,163	2,412,381
0.950%	03/01/37	EUR	630	660,526
1.500%	04/30/45	EUR	1,302	1,391,293
1.700%	09/01/51	EUR	282	300,820
3.100%	03/01/40	EUR	1,158	1,611,796
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.875%	10/17/31	EUR	350	409,148
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24		416	422,508
2.625%	04/20/22		464	467,067
Japan Government Forty Year Bond (Japan),
Bonds, Series 09
0.400%	03/20/56	JPY	162,400	1,281,007
Japan Government Ten Year Bond (Japan),
Bonds, Series 325
0.800%	09/20/22	JPY	1,026,700	8,982,174
Bonds, Series 337
0.300%	12/20/24	JPY	1,277,600	11,236,837
Bonds, Series 354
0.100%	03/20/29	JPY	1,784,450	15,689,747
Bonds, Series 361
0.100%	12/20/30	JPY	339,700	2,975,460
Japan Government Thirty Year Bond (Japan),
Bonds, Series 30
2.300%	03/20/39	JPY	530,800	6,079,631

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bonds, Series 38
1.800%	03/20/43	JPY	75,900	$830,657
Bonds, Series 51
0.300%	06/20/46	JPY	349,450	2,849,587
Bonds, Series 56
0.800%	09/20/47	JPY	413,050	3,754,942
Bonds, Series 65
0.400%	12/20/49	JPY	72,300	585,461
Japan Government Twenty Year Bond (Japan),
Bonds, Series 145
1.700%	06/20/33	JPY	90,400	923,158
Bonds, Series 157
0.200%	06/20/36	JPY	332,400	2,857,419
Jersey International Bond (United Kingdom),
Sr. Unsec’d. Notes
3.750%	06/09/54	GBP	100	203,273
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	670	761,665
1.550%	11/09/23	EUR	1,800	2,095,953
2.375%	11/09/28	EUR	1,040	1,291,966
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, Series 87, 144A
0.900%	06/22/29	EUR	1,065	1,303,247
Sr. Unsec’d. Notes, Series 88, 144A
1.700%	06/22/50	EUR	381	517,864
Unsec’d. Notes, Series 60, 144A
4.250%	03/28/41	EUR	381	714,501
Unsec’d. Notes, Series 91, 144A
0.000%	10/22/27	EUR	541	625,962
Kingdom of Belgium Government International Bond (Belgium),
Notes, 144A
8.875%	12/01/24		300	363,161
Korea Treasury Bond (South Korea),
Bonds, Series 4009
1.500%	09/10/40	KRW	885,930	650,669
Sr. Unsec’d. Notes, Series 2406
1.125%	06/10/24	KRW	937,490	776,883
Sr. Unsec’d. Notes, Series 2603
1.250%	03/10/26	KRW	1,802,780	1,472,872
Sr. Unsec’d. Notes, Series 3106
2.000%	06/10/31	KRW	1,570,300	1,291,828
Sr. Unsec’d. Notes, Series 5103
1.875%	03/10/51	KRW	909,890	693,976
Malaysia Government Bond (Malaysia),
Bonds, Series 0307
3.502%	05/31/27	MYR	7,091	1,725,107
Mexican Bonos (Mexico),
Bonds, Series M20
7.500%	06/03/27	MXN	16,449	805,934
Sr. Unsec’d. Notes, Series M
8.000%	12/07/23	MXN	17,330	858,650
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	2,080	2,296,439
2.250%	08/12/36	EUR	500	549,879
2.659%	05/24/31(a)		985	960,351
3.771%	05/24/61		300	276,334

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
4.280%	08/14/41		675	$700,727
4.500%	01/31/50		210	222,939
4.600%	02/10/48		257	274,203
4.750%	04/27/32(a)		901	1,018,939
Sr. Unsec’d. Notes, MTN
6.050%	01/11/40(a)		270	335,985
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.000%	01/15/27	EUR	692	802,876
0.000%	07/15/31	EUR	419	478,577
0.000%	01/15/38	EUR	1,583	1,749,591
0.000%	01/15/52	EUR	294	304,765
New Zealand Government Bond (New Zealand),
Bonds, Series 0437
2.750%	04/15/37	NZD	487	338,877
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, 144A
7.143%	02/23/30		203	199,215
Norway Government Bond (Norway),
Sr. Unsec’d. Notes, Series 483, 144A
1.250%	09/17/31	NOK	2,563	279,392
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.870%	07/23/60		200	200,026
3.875%	03/17/28		2,735	2,954,008
4.500%	04/01/56		201	221,396
6.700%	01/26/36		455	609,284
Sr. Unsub. Notes
2.252%	09/29/32(a)		612	581,957
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	736	168,387
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	1,820	1,979,653
2.392%	01/23/26		40	40,603
2.750%	01/30/26	EUR	1,820	2,282,928
2.783%	01/23/31		1,450	1,443,709
4.125%	08/25/27		125	137,301
6.550%	03/14/37		20	27,255
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.250%	04/28/25	EUR	155	175,709
0.700%	02/03/29	EUR	1,040	1,173,229
1.200%	04/28/33	EUR	800	904,866
1.750%	04/28/41	EUR	285	321,998
1.950%	01/06/32		200	196,549
3.000%	02/01/28		231	247,724
3.950%	01/20/40		300	335,879
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
0.900%	10/12/35	EUR	316	366,136
Unsec’d. Notes, 144A
0.700%	10/15/27	EUR	651	772,884
1.000%	04/12/52	EUR	3,940	4,074,546
Province of Alberta (Canada),
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	806	681,008

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Unsec’d. Notes
0.625%	04/18/25	EUR	2,220	$2,587,678
Province of British Columbia (Canada),
Debentures
4.700%	06/18/37	CAD	322	332,863
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	04/27/26		661	691,380
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	4,118	5,305,988
Unsec’d. Notes
3.450%	06/02/45	CAD	1,362	1,262,997
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27(a)		637	677,073
Sr. Unsec’d. Notes, Series PD
7.500%	09/15/29(a)		275	384,535
Unsec’d. Notes
3.000%	09/01/23	CAD	5,908	4,821,331
3.500%	12/01/45	CAD	579	545,630
Unsec’d. Notes, Series A, MTN
7.140%(c)	02/27/26		1,007	1,231,615
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.400%	04/16/50		300	373,934
Sr. Unsec’d. Notes, 144A
4.000%	03/14/29		1,013	1,142,001
4.817%	03/14/49		484	635,452
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	536	685,631
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
0.750%	10/20/26	EUR	580	695,890
0.750%	03/20/51	EUR	224	261,424
0.850%	06/30/2120	EUR	307	303,872
2.400%	05/23/34	EUR	680	982,385
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
4.000%	10/17/49		475	523,664
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,673	2,823,407
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		5,260	6,509,600
Republic of Poland Government Bond (Poland),
Bonds, Series 0726
2.500%	07/25/26	PLN	2,621	612,296
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.300%	10/12/28		219	222,049
4.850%	09/30/29		213	219,870
Romanian Government International Bond (Romania),
Bonds
3.624%	05/26/30	EUR	6	7,407
Bonds, 144A
3.624%	05/26/30	EUR	120	148,147
Sr. Unsec’d. Notes
3.000%	02/14/31		180	182,491

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31		40	$40,554
Sr. Unsec’d. Notes, 144A, MTN
2.000%	01/28/32	EUR	20	21,129
2.375%	04/19/27	EUR	400	482,346
3.500%	04/03/34	EUR	120	143,669
3.875%	10/29/35	EUR	770	949,561
Sr. Unsec’d. Notes, EMTN
2.875%	03/11/29	EUR	35	42,373
3.375%	01/28/50	EUR	129	138,592
3.875%	10/29/35	EUR	215	265,137
4.125%	03/11/39	EUR	700	852,670
4.375%	08/22/23		432	453,801
Unsec’d. Notes, 144A
2.000%	04/14/33	EUR	279	289,431
2.750%	04/14/41	EUR	39	39,658
Unsec’d. Notes, EMTN
1.375%	12/02/29	EUR	867	942,681
Russian Federal Bond - OFZ (Russia),
Bonds, Series 6207
8.150%	02/03/27	RUB	60,971	808,461
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
1.850%	11/20/32	EUR	2,600	2,941,996
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
2.000%	07/09/39	EUR	600	720,981
Sr. Unsec’d. Notes, 144A, MTN
2.250%	02/02/33		800	781,197
3.250%	10/26/26		392	417,583
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	1,700	1,914,917
3.450%	02/02/61		200	202,522
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	229	252,332
3.125%	05/15/27	EUR	4,350	5,278,684
Sr. Unsec’d. Notes, 144A
1.650%	03/03/33	EUR	160	169,486
2.125%	12/01/30		1,505	1,411,364
Singapore Government Bond (Singapore),
Bonds
3.500%	03/01/27	SGD	1,401	1,145,688
Slovenia Government Bond (Slovenia),
Bonds, Series RS76
3.125%	08/07/45	EUR	131	218,219
Spain Government Bond (Spain),
Sr. Unsec’d. Notes
0.000%	05/31/24	EUR	2,059	2,368,190
0.000%	01/31/26	EUR	2,927	3,353,905
Sr. Unsec’d. Notes, 144A
0.500%	10/31/31	EUR	1,841	2,083,001
0.850%	07/30/37	EUR	276	306,700
1.000%	10/31/50(k)	EUR	3,455	3,568,068
1.200%	10/31/40	EUR	2,200	2,532,625
1.500%	04/30/27	EUR	225	277,522
2.900%	10/31/46	EUR	142	218,201

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, Series 30Y, 144A
2.700%	10/31/48	EUR	778	$1,162,173
State of North Rhine-Westphalia Germany (Germany),
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	677	953,394
States of Guernsey Bond (Guernsey),
Sr. Unsec’d. Notes
3.375%	12/12/46	GBP	200	356,486
Sweden Government Bond (Sweden),
Bonds, Series 1062, 144A
0.125%	05/12/31	SEK	8,395	920,544
Swiss Confederation Government Bond (Switzerland),
Bonds
1.500%	04/30/42	CHF	249	355,644
3.250%	06/27/27	CHF	705	928,285
3.500%	04/08/33	CHF	425	655,093
Thailand Government Bond (Thailand),
Bonds
4.675%	06/29/44	THB	18,026	701,008
Sr. Unsec’d. Notes
4.875%	06/22/29	THB	6,571	241,401
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
4.375%	01/27/30	EUR	105	96,040
6.750%	06/20/26	EUR	5,195	5,627,210
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30	EUR	1,510	1,381,143
7.253%	03/15/33		231	204,021
7.750%	09/01/22		710	703,564
8.994%	02/01/24		799	796,976
9.750%	11/01/28		502	508,054
United Kingdom Gilt (United Kingdom),
Bonds
0.250%	07/31/31	GBP	2,008	2,539,979
0.500%	10/22/61	GBP	499	570,717
0.625%	07/31/35	GBP	1,935	2,449,367
0.875%	10/22/29	GBP	2,237	3,032,724
1.250%	07/31/51	GBP	642	890,607
1.500%	07/22/47	GBP	790	1,147,256
2.500%	07/22/65	GBP	207	434,332
4.250%	12/07/46	GBP	675	1,515,713
Unsec’d. Notes
1.125%	01/31/39	GBP	285	382,264
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27		100	112,228
4.375%	01/23/31		110	126,723
4.975%	04/20/55(a)		270	354,376
5.100%	06/18/50		20	26,514

TOTAL SOVEREIGN BONDS (cost $365,645,510)				348,008,513

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.7%
Federal Home Loan Mortgage Corp.
1.500%	01/01/51		329	317,510
2.000%	12/01/35		943	966,042
2.000%	03/01/51		74	73,589
2.000%	08/01/51		221	220,908

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	06/01/30	93	$97,145
2.500%	07/01/30	46	48,382
2.500%	11/01/35	103	106,325
2.500%	05/01/51	531	546,235
2.500%	01/01/52	3,550	3,625,297
3.000%	06/01/30	25	26,626
3.000%	09/01/35	79	83,756
3.000%	01/01/37	54	56,364
3.000%	02/01/37	83	87,171
3.000%	05/01/45	90	95,608
3.000%	08/01/46	241	252,771
3.000%	09/01/46	989	1,038,779
3.000%	02/01/47	161	169,451
3.500%	10/01/30	25	26,072
3.500%	08/01/42	102	110,766
3.500%	09/01/42	54	58,500
3.500%	01/01/44	104	112,081
3.500%	07/01/45	111	119,150
3.500%	09/01/47	382	404,607
3.500%	11/01/47	700	742,084
3.500%	03/01/48	556	589,809
4.000%	01/01/33	190	203,810
4.000%	09/01/40	273	299,975
4.000%	11/01/40	223	244,830
4.000%	12/01/40	155	170,766
4.000%	06/01/42	53	58,171
4.000%	09/01/44	100	109,551
4.000%	04/01/45	28	30,712
4.000%	05/01/45	67	73,815
4.000%	02/01/46	302	328,387
4.000%	05/01/46	90	96,979
4.000%	01/01/47	114	125,073
4.000%	07/01/48	333	354,858
4.500%	12/01/34	25	27,792
4.500%	12/01/40	91	101,088
4.500%	03/01/41	131	144,855
4.500%	07/01/41	37	41,066
4.500%	07/01/41	169	184,954
4.500%	03/01/42	166	183,606
4.500%	03/01/44	52	57,452
4.500%	06/01/44	121	132,213
4.500%	12/01/45	92	101,630
5.000%	05/01/38	135	153,179
5.000%	02/01/42	133	150,509
5.500%	08/01/40	9	10,153
5.500%	06/01/41	46	52,016
5.500%	09/01/41	193	220,357
6.250%	07/15/32(k)	455	654,909
6.750%	03/15/31(k)	1,895	2,716,597
Federal Home Loan Mortgage Corp., MTN
1.865%(s)	12/14/29(k)	688	598,490
Federal National Mortgage Assoc.
1.500%	09/01/36	703	705,458
1.500%	11/01/36	247	247,715
2.000%	04/01/30	11	11,419
2.000%	07/01/30	50	51,767
2.000%	04/01/31	39	40,489
2.000%	09/01/36	745	763,591

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	07/01/50	171	$171,081
2.000%	03/01/51	165	164,692
2.000%	03/01/51	187	186,927
2.000%	05/01/51	1,696	1,692,044
2.000%	05/01/51	3,166	3,168,415
2.000%	07/01/51	949	946,566
2.000%	08/01/51	5,776	5,763,155
2.000%	01/01/52	725	723,436
2.500%	TBA	16,000	16,323,827
2.500%	05/01/30	10	10,641
2.500%	05/01/30	66	68,469
2.500%	06/01/30	24	25,139
2.500%	07/01/30	52	53,546
2.500%	07/01/30	62	63,992
2.500%	07/01/30	65	67,049
2.500%	05/01/36	834	865,374
2.500%	04/01/37	475	488,182
2.500%	04/01/45	10	10,519
2.500%	09/01/46	11	11,091
2.500%	11/01/50	506	518,278
2.500%	05/01/51	1,835	1,882,289
2.500%	07/01/51	1,702	1,739,556
2.500%	11/01/51	598	615,315
2.500%	12/01/51	325	334,826
3.000%	TBA	7,000	7,241,079
3.000%	06/01/30	75	78,650
3.000%	07/01/30	10	10,643
3.000%	07/01/30	53	55,565
3.000%	07/01/30	111	117,246
3.000%	09/01/30	55	58,259
3.000%	11/01/30	26	27,489
3.000%	03/01/31	87	91,245
3.000%	06/01/32	144	151,572
3.000%	07/01/33	87	90,836
3.000%	03/01/35	26	27,010
3.000%	09/01/35	45	47,205
3.000%	02/01/37	43	45,020
3.000%	11/01/43	461	485,974
3.000%	05/01/45	346	363,226
3.000%	06/01/45	239	253,451
3.000%	07/01/45	70	73,886
3.000%	08/01/45	217	227,352
3.000%	01/01/46	36	38,171
3.000%	04/01/46	338	354,382
3.000%	10/01/46	82	85,617
3.000%	10/01/46	128	134,869
3.000%	11/01/46	307	322,359
3.000%	12/01/46	126	133,056
3.000%	12/01/46	517	542,466
3.000%	12/01/47	464	489,678
3.500%	12/01/29	40	41,842
3.500%	05/01/30	30	31,895
3.500%	10/01/30	57	60,186
3.500%	01/01/35	10	10,774
3.500%	02/01/36	124	132,078
3.500%	02/01/37	39	41,532
3.500%	05/01/42	93	100,862
3.500%	07/01/42	184	197,051

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	09/01/42	231	$249,577
3.500%	09/01/42	1,307	1,411,209
3.500%	06/01/43	240	258,695
3.500%	02/01/47	175	186,690
3.500%	08/01/47	61	64,715
3.500%	09/01/47	261	276,155
3.500%	09/01/47	355	376,301
3.500%	01/01/48	823	874,425
3.500%	03/01/48	326	345,318
3.500%	11/01/48	272	288,255
3.500%	09/01/57	556	596,512
3.500%	05/01/58	218	234,980
4.000%	04/01/35	53	57,069
4.000%	09/01/40	138	150,934
4.000%	03/01/41	96	105,128
4.000%	11/01/42	127	138,408
4.000%	06/01/44	52	57,094
4.000%	03/01/45	37	40,596
4.000%	01/01/46	109	117,941
4.000%	03/01/46	209	227,335
4.000%	04/01/47	128	137,778
4.000%	07/01/47	455	495,992
4.000%	09/01/47	147	157,837
4.000%	10/01/47	519	564,065
4.000%	11/01/47	132	143,549
4.000%	12/01/47	303	324,241
4.000%	11/01/48	117	126,468
4.000%	02/01/49	402	431,248
4.500%	05/01/39	164	181,673
4.500%	03/01/40	9	9,899
4.500%	08/01/40	49	53,259
4.500%	12/01/40	235	258,771
4.500%	02/01/41	42	45,796
4.500%	06/01/41	118	129,009
4.500%	09/01/41	24	26,676
4.500%	01/01/42	65	72,229
4.500%	01/01/43	65	71,551
4.500%	03/01/44	31	34,498
4.500%	06/01/44	9	9,404
4.500%	06/01/48	349	374,165
4.500%	01/01/51	272	302,516
5.000%	12/01/35	11	12,697
5.000%	05/01/38	70	79,148
5.500%	07/01/38	36	41,792
5.500%	05/01/39	46	53,017
5.500%	05/01/40	28	31,346
5.500%	07/01/41	62	70,741
5.500%	09/01/41	46	52,990
6.000%	02/01/36	26	30,007
6.000%	11/01/38	26	29,633
6.000%	09/01/39	60	69,534
6.000%	06/01/40	35	40,643
6.250%	05/15/29(k)	2,140	2,842,872
6.625%	11/15/30(k)	670	945,314
7.125%	01/15/30	225	318,923
Freddie Mac Coupon Strips
2.058%(s)	07/15/32	244	194,176

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Assoc.
2.000%	11/20/50	385	$385,415
2.500%	01/20/47	53	54,536
2.500%	05/20/51	3,315	3,399,459
2.500%	12/20/51	4,625	4,742,171
3.000%	11/20/43	223	233,381
3.000%	01/15/45	34	34,927
3.000%	03/15/45	36	37,241
3.000%	01/20/47	315	329,277
3.000%	06/20/47	483	504,528
3.000%	08/20/47	198	205,713
3.000%	07/20/51	452	468,455
3.000%	12/20/51	300	311,720
3.500%	09/15/41	17	18,545
3.500%	11/15/41	9	10,150
3.500%	01/15/42	3	2,940
3.500%	02/15/42	12	13,113
3.500%	03/15/42	38	40,614
3.500%	05/15/42	13	13,694
3.500%	06/15/42	8	8,146
3.500%	07/15/42	4	4,437
3.500%	07/15/42	8	8,024
3.500%	07/15/42	18	18,953
3.500%	07/15/42	19	20,153
3.500%	01/15/43	8	8,781
3.500%	02/15/43	13	13,840
3.500%	04/15/43	36	37,978
3.500%	05/15/43	4	4,308
3.500%	05/20/43	355	380,474
3.500%	07/15/43	40	45,029
3.500%	12/15/43	52	58,138
3.500%	01/15/44	11	11,918
3.500%	04/15/45	34	35,596
3.500%	07/20/47	1,095	1,150,141
3.500%	08/20/47	259	272,085
3.500%	09/20/47	51	53,966
3.500%	11/20/47	41	42,789
3.500%	12/20/47	38	40,181
3.500%	03/20/48	141	148,495
3.500%	08/20/48	552	578,174
3.500%	09/20/48	932	977,272
4.000%	01/20/40	56	60,487
4.000%	10/20/40	46	49,792
4.000%	02/20/41	62	67,583
4.000%	03/15/44	66	72,338
4.000%	01/20/46	99	106,853
4.000%	02/20/46	34	36,945
4.000%	03/20/46	157	166,491
4.000%	12/20/46	238	253,105
4.000%	07/20/47	316	337,052
4.000%	12/20/47	219	233,362
4.000%	01/20/48	752	801,353
4.500%	05/20/40	145	159,258
4.500%	12/20/40	152	167,235
4.500%	10/15/41	36	40,102
4.500%	07/20/44	141	155,943
4.500%	04/20/45	163	180,490
4.500%	11/20/46	43	47,730

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	08/20/48	196	$207,227
5.000%	06/15/38	21	24,231
5.000%	06/15/39	35	40,578
5.000%	12/15/39	29	32,983
5.000%	10/20/42	10	11,135
5.000%	03/15/44	123	140,726
Tennessee Valley Authority Generic Strips, Bonds
2.152%(s)	09/15/30	750	614,309
2.339%(s)	03/15/33	173	132,164

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $101,646,273)			101,165,218

U.S. TREASURY OBLIGATIONS — 6.6%
U.S. Treasury Bonds
1.125%	08/15/40	15,565	13,582,895
1.250%	05/15/50	13,380	11,375,091
1.375%	11/15/40	4,196	3,820,982
1.375%	08/15/50	2,945	2,582,397
1.750%	08/15/41	18,041	17,480,038
1.875%	02/15/41	3,540	3,501,834
1.875%	02/15/51(k)	3,416	3,383,975
2.000%	11/15/41	4,625	4,676,309
2.000%	08/15/51	5,036	5,141,441
2.250%	05/15/41	26,560	27,879,700
2.375%	05/15/51(h)(k)	435	481,015
2.500%	02/15/45	17,891	19,690,842
2.500%	02/15/46	3,995	4,415,723
2.750%	08/15/47	23,105	26,913,715
2.750%	11/15/47	550	641,094
2.875%	05/15/43	4,845	5,632,312
3.000%	11/15/44	315	375,982
3.000%	05/15/45	2,025	2,424,305
3.000%	11/15/45	1,580	1,899,703
3.000%	02/15/48	660	806,231
3.125%	08/15/44	695	844,751
3.375%	11/15/48	4,795	6,278,453
3.625%	08/15/43	16,700	21,670,859
3.625%	02/15/44	395	514,241
3.750%	11/15/43	370	489,556
U.S. Treasury Notes
0.125%	06/30/22	125	124,946
0.125%	02/15/24(h)(k)	7,470	7,372,540
0.250%	11/15/23	502	497,843
0.250%	09/30/25(k)	500	484,219
0.375%	03/31/22	2,680	2,681,780
0.375%	08/15/24	5,042	4,975,430
0.375%	01/31/26	2,322	2,247,261
0.625%	12/31/27	8,945	8,561,343
0.750%	04/30/26	5,337	5,232,762
0.875%	06/30/26(k)	37,885	37,293,047
1.250%	08/31/24	946	954,721
1.250%	03/31/28	4,100	4,065,086
1.250%	04/30/28	4,000	3,965,000
1.250%	05/31/28	3,615	3,580,827
1.250%	06/30/28(h)(k)	78,075	77,300,350
1.250%	08/15/31	7,439	7,275,110
1.375%	11/15/31	40	39,500
1.500%	01/31/22	365	365,371

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
1.500%	11/30/24	609	$618,658
1.500%	11/30/28	7,935	7,968,476
1.625%	02/15/26	90	91,568
1.625%	10/31/26	942	958,338
1.750%	04/30/22	345	346,806
1.750%	07/15/22	865	871,961
2.000%	02/15/25	58	59,749
2.125%	05/31/26	40	41,559
2.625%	12/31/25	167	176,602
2.875%	05/15/28	3,385	3,688,857
3.125%	11/15/28	3,325	3,696,984
U.S. Treasury Strips Coupon
1.904%(s)	05/15/39	190	134,410
1.916%(s)	02/15/38(k)	840	613,955
1.961%(s)	11/15/40(k)	7,920	5,380,650
1.963%(s)	08/15/41(k)	10,630	7,066,874
2.022%(s)	11/15/41	60	39,607
2.040%(s)	08/15/42	35	22,784
2.052%(s)	02/15/45	85	52,411
2.055%(s)	11/15/43	455	288,338
2.068%(s)	05/15/43(k)	5,210	3,331,551
2.071%(s)	02/15/43	3,275	2,106,490
2.105%(s)	11/15/44	260	161,870
2.117%(s)	05/15/44(k)	1,630	1,023,971
2.121%(s)	08/15/44	820	511,891
2.125%(s)	05/15/45	855	525,491
2.125%(s)	08/15/45	310	189,875
U.S. Treasury Strips Principal
2.053%(s)	11/15/50	7,051	4,035,045

TOTAL U.S. TREASURY OBLIGATIONS (cost $402,737,419)			397,525,351

TOTAL LONG-TERM INVESTMENTS (cost $4,929,396,009)			5,079,774,051

		Shares

SHORT-TERM INVESTMENTS — 17.1%
AFFILIATED MUTUAL FUNDS — 16.2%
PGIM Core Ultra Short Bond Fund(wd)		914,310,852	914,310,852
PGIM Institutional Money Market Fund (cost $63,160,780; includes $63,156,609 of cash collateral for securities on loan)(b)(wd)		63,205,023	63,160,780

TOTAL AFFILIATED MUTUAL FUNDS (cost $977,471,632)			977,471,632

Interest Rate	Maturity Date	Principal Amount (000)#

CORPORATE BOND — 0.0%
Electric
Pacific Gas & Electric Co.,
First Mortgage, SOFR + 1.150%
1.200%(c)	11/14/22	190,000	191,873
(cost $190,015)

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FOREIGN TREASURY OBLIGATION(n) — 0.2%
Canadian Treasury Bills
0.040%	01/06/22	CAD	18,229	$14,410,558

(cost $14,191,437)

U.S. TREASURY OBLIGATIONS(n) — 0.4%
U.S. Treasury Bills
0.020%	01/25/22		4,725	4,724,923
0.043%	03/17/22		400	399,955
0.043%	03/17/22		20,800	20,797,670

TOTAL U.S. TREASURY OBLIGATIONS (cost $25,923,055)				25,922,548

		Shares

UNAFFILIATED FUNDS — 0.3%
Fidelity Investments Money Market Funds - Treasury Only Portfolio (Institutional Shares)			420,750	420,750
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)			14,692,629	14,692,629

TOTAL UNAFFILIATED FUNDS (cost $15,113,379)				15,113,379

OPTIONS PURCHASED*~ — 0.0% (cost $378,433)				163,817

TOTAL SHORT-TERM INVESTMENTS (cost $1,033,267,951)				1,033,273,807

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—101.4% (cost $5,962,663,960)				6,113,047,858

OPTIONS WRITTEN*~ — (0.0)% (premiums received $386,035)				(491,015)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—101.4% (cost $5,962,277,925)				6,112,556,843

Liabilities in excess of other assets(z) — (1.4)%				(84,170,497)

NET ASSETS — 100.0%				$6,028,386,346

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $22,664,723 and 0.4% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $61,805,778; cash collateral of $63,156,609 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	44,450	$—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	42,000	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	41,790	—

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	21,000	$—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	63,900	—
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	44,450	34,164
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	42,000	32,281
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	41,790	32,119
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	21,000	16,140
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	63,900	49,113

Total Options Purchased (cost $378,433)								$163,817

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	44,450	$(90,218)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	42,000	(85,246)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	41,790	(84,819)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	21,000	(42,623)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	63,900	(129,695)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.73%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	41,790	(12,622)
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	44,450	(11,879)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	42,000	(11,224)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	21,000	(5,612)

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	63,900	$(17,077)

Total Options Written (premiums received $386,035)								$(491,015)

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
25	90 Day Euro Euribor	Dec. 2022	$7,138,039	$1,402
766	2 Year U.S. Treasury Notes	Mar. 2022	167,119,657	(91,513)
5,296	5 Year U.S. Treasury Notes	Mar. 2022	640,691,862	1,811,856
54	10 Year Australian Treasury Bonds	Mar. 2022	5,467,564	(13,642)
79	10 Year Canadian Government Bonds	Mar. 2022	8,907,056	31,368
3	10 Year Japanese Bonds	Mar. 2022	3,953,490	(9,543)
110	10 Year U.K. Gilt	Mar. 2022	18,596,423	(103,063)
946	10 Year U.S. Treasury Notes	Mar. 2022	123,423,438	589,014
787	20 Year U.S. Treasury Bonds	Mar. 2022	126,264,313	1,317,622
726	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	143,112,750	512,745
29	Euro Schatz Index	Mar. 2022	3,698,838	(4,992)
9	Euro-OAT	Mar. 2022	1,671,716	(27,867)
575	Mini MSCI EAFE Index	Mar. 2022	66,751,750	1,152,473
136	Russell 2000 E-Mini Index	Mar. 2022	15,251,040	231,003
900	S&P 500 E-Mini Index	Mar. 2022	214,132,500	2,521,836

				7,918,699

Short Positions:
3,629	2 Year U.S. Treasury Notes	Mar. 2022	791,745,738	600,560
22	5 Year Canadian Government Bonds	Mar. 2022	2,130,345	(20,322)
479	5 Year Euro-Bobl	Mar. 2022	72,661,301	526,903
293	10 Year Euro-Bund	Mar. 2022	57,165,690	936,421
156	10 Year U.K. Gilt	Mar. 2022	26,373,110	374,713
196	10 Year U.S. Treasury Notes	Mar. 2022	25,571,875	7,358
355	10 Year U.S. Ultra Treasury Notes	Mar. 2022	51,985,313	(568,609)
125	20 Year U.S. Treasury Bonds	Mar. 2022	20,054,688	15,937
46	30 Year Euro-Buxl	Mar. 2022	10,827,181	453,775
60	British Pound Currency	Mar. 2022	5,074,125	(115,201)
385	Euro Currency	Mar. 2022	54,874,531	(393,675)
466	Euro Schatz Index	Mar. 2022	59,436,508	97,934
49	Euro-OAT	Mar. 2022	9,101,567	115,248
6	FTSE Bursa Malaysia KLCI Index	Mar. 2022	1,004,225	12,322

				2,043,364

				$9,962,063

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/11/22	Bank of America, N.A.	AUD 563	$ 400,003	$ 409,624	$ 9,621	$ —

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/11/22	Citibank, N.A.	AUD	1,127	$801,282	$819,975	$18,693	$—
Expiring 01/11/22	Citibank, N.A.	AUD	414	294,870	301,216	6,346	—
Expiring 01/11/22	Citibank, N.A.	AUD	202	144,528	146,970	2,442	—
Expiring 01/11/22	Deutsche Bank AG	AUD	466	328,923	339,049	10,126	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	1,415	1,019,394	1,029,516	10,122	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	1,000	716,329	727,574	11,245	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	670	479,938	487,474	7,536	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	588	421,231	427,813	6,582	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	504	361,763	366,697	4,934	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	501	358,548	364,514	5,966	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	280	203,143	203,720	577	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	279	198,381	202,993	4,612	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	254	181,532	184,804	3,272	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	253	180,909	184,076	3,167	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	193	137,335	140,422	3,087	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	102	73,714	74,213	499	—
Expiring 01/19/22	BNP Paribas S.A.	AUD	476	357,493	346,194	—	(11,299)
Expiring 01/19/22	HSBC Bank PLC	AUD	702	516,784	511,060	—	(5,724)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	343	257,375	249,596	—	(7,779)
Brazilian Real,
Expiring 01/04/22	Bank of America, N.A.	BRL	2,545	456,052	456,546	494	—
Expiring 01/04/22	Citibank, N.A.	BRL	2,955	528,067	530,096	2,029	—
Expiring 01/04/22	Citibank, N.A.	BRL	2,510	445,755	450,268	4,513	—
Expiring 01/04/22	Citibank, N.A.	BRL	130	23,009	23,321	312	—
Expiring 02/02/22	Citibank, N.A.	BRL	18,065	3,200,095	3,218,088	17,993	—
British Pound,
Expiring 01/11/22	Deutsche Bank AG	GBP	358	477,220	484,559	7,339	—
Expiring 01/11/22	Deutsche Bank AG	GBP	284	376,138	384,398	8,260	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	GBP	299	403,832	404,702	870	—
Expiring 01/12/22	Morgan Stanley & Co. International PLC	GBP	3,750	4,959,788	5,075,676	115,888	—
Expiring 01/19/22	HSBC Bank PLC	GBP	261	353,890	353,640	—	(250)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	GBP	1,548	2,130,332	2,095,650	—	(34,682)
Expiring 02/04/22	Deutsche Bank AG	GBP	378	511,972	511,592	—	(380)
Canadian Dollar,
Expiring 01/11/22	Bank of America, N.A.	CAD	2,870	2,228,395	2,268,845	40,450	—
Expiring 01/11/22	Bank of America, N.A.	CAD	20	15,661	15,811	150	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CAD	1,165	902,877	920,977	18,100	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CAD	141	112,930	111,313	—	(1,617)
Chilean Peso,
Expiring 01/11/22	Citibank, N.A.	CLP	207,400	249,399	243,096	—	(6,303)
Chinese Renminbi,
Expiring 01/11/22	Bank of America, N.A.	CNH	12,543	1,963,218	1,971,735	8,517	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	2,722	426,210	427,893	1,683	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	1,927	301,716	302,921	1,205	—
Expiring 02/18/22	JPMorgan Chase Bank, N.A.	CNH	7,148	1,113,000	1,120,646	7,646	—
Colombian Peso,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	2,196,932	548,000	535,780	—	(12,220)
Czech Koruna,
Expiring 01/11/22	Bank of America, N.A.	CZK	5,270	234,014	240,947	6,933	—
Expiring 01/11/22	Citibank, N.A.	CZK	9,940	445,706	454,462	8,756	—
Expiring 01/11/22	Citibank, N.A.	CZK	7,620	340,056	348,390	8,334	—
Expiring 01/19/22	BNP Paribas S.A.	CZK	9,254	417,000	422,806	5,806	—
Expiring 01/19/22	Citibank, N.A.	CZK	12,070	552,000	551,459	—	(541)
Expiring 01/19/22	HSBC Bank PLC	CZK	14,691	661,000	671,207	10,207	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	12,109	555,000	553,249	—	(1,751)

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna (cont’d.),
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	9,667	$441,000	$441,672	$672	$—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	7,278	329,000	332,519	3,519	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CZK	17,216	785,000	786,558	1,558	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CZK	9,833	445,000	449,234	4,234	—
Euro,
Expiring 01/11/22	Bank of America, N.A.	EUR	1,819	2,055,140	2,071,381	16,241	—
Expiring 01/11/22	Citibank, N.A.	EUR	1,227	1,384,641	1,397,242	12,601	—
Expiring 01/11/22	Citibank, N.A.	EUR	420	475,875	478,274	2,399	—
Expiring 01/11/22	Citibank, N.A.	EUR	299	336,938	340,485	3,547	—
Expiring 01/11/22	Citibank, N.A.	EUR	169	190,319	192,448	2,129	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	420	473,604	478,274	4,670	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	199	225,084	226,610	1,526	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	83	94,278	94,516	238	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	17	19,310	19,359	49	—
Expiring 01/12/22	Citibank, N.A.	EUR	1,329	1,499,738	1,513,079	13,341	—
Expiring 01/19/22	Goldman Sachs International	EUR	217	251,809	247,313	—	(4,496)
Expiring 01/19/22	HSBC Bank PLC	EUR	948	1,078,521	1,079,818	1,297	—
Expiring 02/04/22	Deutsche Bank AG	EUR	1,231	1,400,791	1,402,477	1,686	—
Hungarian Forint,
Expiring 01/11/22	Citibank, N.A.	HUF	81,400	249,341	250,607	1,266	—
Expiring 01/11/22	Deutsche Bank AG	HUF	50,185	155,439	154,505	—	(934)
Expiring 01/19/22	Barclays Bank PLC	HUF	219,556	674,000	675,465	1,465	—
Expiring 01/19/22	Barclays Bank PLC	HUF	76,966	237,501	236,786	—	(715)
Expiring 01/19/22	Citibank, N.A.	HUF	358,379	1,110,000	1,102,558	—	(7,442)
Expiring 01/19/22	Citibank, N.A.	HUF	162,243	505,000	499,142	—	(5,858)
Expiring 01/19/22	Goldman Sachs International	HUF	220,473	677,000	678,287	1,287	—
Expiring 01/19/22	Goldman Sachs International	HUF	134,859	434,000	414,894	—	(19,106)
Expiring 01/19/22	Goldman Sachs International	HUF	97,075	311,628	298,654	—	(12,974)
Expiring 01/19/22	HSBC Bank PLC	HUF	216,032	669,000	664,625	—	(4,375)
Expiring 01/19/22	HSBC Bank PLC	HUF	173,544	557,000	533,912	—	(23,088)
Expiring 01/19/22	HSBC Bank PLC	HUF	147,336	474,000	453,281	—	(20,719)
Expiring 01/19/22	HSBC Bank PLC	HUF	141,714	454,000	435,984	—	(18,016)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	150,758	461,160	463,808	2,648	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	88,464	270,840	272,162	1,322	—
Indian Rupee,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	47,970	638,132	643,136	5,004	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	481,794	6,338,807	6,407,305	68,498	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	178,808	2,394,000	2,377,940	—	(16,060)
Indonesian Rupiah,
Expiring 01/11/22	Deutsche Bank AG	IDR	2,794,000	195,946	196,245	299	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	27,898,430	1,919,661	1,945,524	25,863	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	22,281,990	1,545,000	1,553,856	8,856	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	20,173,968	1,394,000	1,406,851	12,851	—
Japanese Yen,
Expiring 01/11/22	Citibank, N.A.	JPY	68,800	602,336	598,153	—	(4,183)
Expiring 01/11/22	Citibank, N.A.	JPY	53,900	475,616	468,610	—	(7,006)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	53,800	476,544	467,742	—	(8,802)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	48,500	428,076	421,663	—	(6,413)
Expiring 01/19/22	Barclays Bank PLC	JPY	114,556	1,008,119	996,027	—	(12,092)
Expiring 01/19/22	Barclays Bank PLC	JPY	53,834	473,746	468,064	—	(5,682)
Mexican Peso,
Expiring 01/11/22	Citibank, N.A.	MXN	13,320	619,500	649,361	29,861	—
Expiring 01/11/22	Citibank, N.A.	MXN	7,690	371,166	374,893	3,727	—
Expiring 01/11/22	Citibank, N.A.	MXN	5,580	268,517	272,030	3,513	—
Expiring 03/16/22	HSBC Bank PLC	MXN	11,888	554,000	572,897	18,897	—

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	14,979	$690,267	$721,831	$31,564	$—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	14,979	690,967	721,830	30,863	—
New Zealand Dollar,
Expiring 01/11/22	Citibank, N.A.	NZD	570	388,845	390,343	1,498	—
Expiring 01/11/22	Citibank, N.A.	NZD	287	195,060	196,541	1,481	—
Expiring 01/11/22	Citibank, N.A.	NZD	148	99,912	101,352	1,440	—
Expiring 01/11/22	Citibank, N.A.	NZD	143	97,102	97,928	826	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	700	475,125	479,369	4,244	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	655	444,869	448,552	3,683	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	483	327,889	330,765	2,876	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	405	272,828	277,350	4,522	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	355	241,542	243,109	1,567	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	69	46,839	47,252	413	—
Expiring 01/19/22	Goldman Sachs International	NZD	373	267,370	255,163	—	(12,207)
Norwegian Krone,
Expiring 01/11/22	Deutsche Bank AG	NOK	25,420	2,788,871	2,885,899	97,028	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	7,610	836,214	863,953	27,739	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	5,650	625,187	641,437	16,250	—
Peruvian Nuevo Sol,
Expiring 01/11/22	Bank of America, N.A.	PEN	395	97,120	98,918	1,798	—
Philippine Peso,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	PHP	16,980	339,736	330,917	—	(8,819)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	60,521	1,195,000	1,170,396	—	(24,604)
Polish Zloty,
Expiring 01/11/22	Bank of America, N.A.	PLN	1,670	406,940	414,204	7,264	—
Expiring 01/11/22	Citibank, N.A.	PLN	1,385	336,466	343,516	7,050	—
Expiring 01/11/22	Citibank, N.A.	PLN	1,085	266,140	269,108	2,968	—
Expiring 01/11/22	Deutsche Bank AG	PLN	275	66,332	68,207	1,875	—
Expiring 01/19/22	Barclays Bank PLC	PLN	3,601	898,000	892,717	—	(5,283)
Expiring 01/19/22	Barclays Bank PLC	PLN	2,664	654,000	660,270	6,270	—
Expiring 01/19/22	Barclays Bank PLC	PLN	1,751	439,000	434,166	—	(4,834)
Expiring 01/19/22	Barclays Bank PLC	PLN	900	226,078	223,074	—	(3,004)
Expiring 01/19/22	BNP Paribas S.A.	PLN	1,489	369,192	369,193	1	—
Expiring 01/19/22	Citibank, N.A.	PLN	2,128	539,000	527,559	—	(11,441)
Expiring 01/19/22	Goldman Sachs International	PLN	2,227	557,000	551,929	—	(5,071)
Expiring 01/19/22	Goldman Sachs International	PLN	2,208	556,000	547,345	—	(8,655)
Expiring 01/19/22	Goldman Sachs International	PLN	2,201	555,000	545,681	—	(9,319)
Expiring 01/19/22	Goldman Sachs International	PLN	1,754	441,000	434,699	—	(6,301)
Expiring 01/19/22	Goldman Sachs International	PLN	885	222,591	219,298	—	(3,293)
Expiring 01/19/22	HSBC Bank PLC	PLN	4,811	1,169,652	1,192,560	22,908	—
Expiring 01/19/22	HSBC Bank PLC	PLN	3,506	859,000	869,194	10,194	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	PLN	3,695	907,000	915,867	8,867	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	PLN	2,620	628,000	649,340	21,340	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	2,226	545,000	551,681	6,681	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	1,725	437,000	427,497	—	(9,503)
Russian Ruble,
Expiring 03/16/22	Citibank, N.A.	RUB	50,228	668,373	660,425	—	(7,948)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	196,701	2,564,296	2,586,315	22,019	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	40,771	540,000	536,070	—	(3,930)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	32,831	435,000	431,674	—	(3,326)
South African Rand,
Expiring 01/11/22	Citibank, N.A.	ZAR	42,180	2,639,582	2,642,976	3,394	—
Expiring 03/16/22	Barclays Bank PLC	ZAR	10,930	681,000	678,561	—	(2,439)
Expiring 03/16/22	Barclays Bank PLC	ZAR	10,208	633,000	633,788	788	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	10,483	640,000	650,816	10,816	—

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	13,491	$832,000	$837,608	$5,608	$—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	4,692	293,086	291,330	—	(1,756)
South Korean Won,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	293,650	250,000	246,853	—	(3,147)
Swedish Krona,
Expiring 01/11/22	Citibank, N.A.	SEK	14,525	1,592,233	1,607,560	15,327	—
Expiring 01/11/22	Citibank, N.A.	SEK	4,310	473,836	477,011	3,175	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	4,320	474,308	478,118	3,810	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	3,070	340,255	339,773	—	(482)
Swiss Franc,
Expiring 01/11/22	Bank of America, N.A.	CHF	218	236,681	239,312	2,631	—
Thai Baht,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	25,849	773,000	773,593	593	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	THB	50,947	1,528,000	1,524,713	—	(3,287)
Turkish Lira,
Expiring 01/11/22	Bank of America, N.A.	TRY	1,171	102,360	87,764	—	(14,596)
Expiring 01/11/22	Bank of America, N.A.	TRY	1,171	102,900	87,764	—	(15,136)
Expiring 01/11/22	Bank of America, N.A.	TRY	1,075	89,996	80,569	—	(9,427)
Expiring 01/11/22	Bank of America, N.A.	TRY	784	66,077	58,759	—	(7,318)
Expiring 01/11/22	Bank of America, N.A.	TRY	515	43,042	38,598	—	(4,444)
Expiring 01/11/22	Citibank, N.A.	TRY	1,634	111,384	122,465	11,081	—
Expiring 01/11/22	Citibank, N.A.	TRY	1,192	81,346	89,338	7,992	—
Expiring 01/11/22	Deutsche Bank AG	TRY	2,335	185,701	175,003	—	(10,698)

				$108,371,520	$108,960,565	1,049,820	(460,775)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/11/22	Bank of America, N.A.	AUD	338	$238,079	$245,920	$—	$(7,841)
Expiring 01/11/22	Deutsche Bank AG	AUD	13,269	9,365,844	9,654,173	—	(288,329)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	3,000	2,135,985	2,182,720	—	(46,735)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	2,602	1,888,531	1,893,147	—	(4,616)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	675	475,133	491,112	—	(15,979)
Expiring 01/19/22	BNP Paribas S.A.	AUD	888	640,000	645,813	—	(5,813)
Expiring 01/19/22	Citibank, N.A.	AUD	235	175,614	170,721	4,893	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	2,450	1,805,764	1,782,842	22,922	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	2,124	1,565,438	1,545,567	19,871	—
Brazilian Real,
Expiring 01/04/22	Bank of America, N.A.	BRL	2,545	442,309	456,547	—	(14,238)
Expiring 01/04/22	Citibank, N.A.	BRL	3,050	531,822	547,138	—	(15,316)
Expiring 01/04/22	Citibank, N.A.	BRL	2,545	456,052	456,546	—	(494)
Expiring 02/02/22	Citibank, N.A.	BRL	130	22,848	23,158	—	(310)
Expiring 02/02/22	JPMorgan Chase Bank, N.A.	BRL	2,397	423,000	427,059	—	(4,059)
British Pound,
Expiring 01/11/22	Bank of America, N.A.	GBP	18,655	24,773,001	25,249,857	—	(476,856)
Expiring 01/11/22	Bank of America, N.A.	GBP	652	865,827	882,493	—	(16,666)
Expiring 01/11/22	Bank of America, N.A.	GBP	575	763,574	778,272	—	(14,698)
Expiring 01/11/22	Citibank, N.A.	GBP	603	803,648	816,170	—	(12,522)
Expiring 01/11/22	Citibank, N.A.	GBP	147	195,669	198,967	—	(3,298)
Expiring 01/11/22	Deutsche Bank AG	GBP	444	587,893	600,962	—	(13,069)
Expiring 01/12/22	HSBC Bank PLC	GBP	14,837	19,855,386	20,082,749	—	(227,363)
Expiring 01/19/22	Barclays Bank PLC	GBP	16,085	21,867,913	21,770,256	97,657	—

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/19/22	Morgan Stanley & Co. International PLC	GBP	3,893	$5,153,505	$5,269,642	$—	$(116,137)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	GBP	404	535,354	546,654	—	(11,300)
Canadian Dollar,
Expiring 01/06/22	Citibank, N.A.	CAD	18,229	14,190,630	14,410,797	—	(220,167)
Expiring 01/11/22	Bank of America, N.A.	CAD	20,105	15,742,822	15,893,773	—	(150,951)
Expiring 01/11/22	Bank of America, N.A.	CAD	1,505	1,178,460	1,189,760	—	(11,300)
Expiring 01/11/22	Citibank, N.A.	CAD	705	551,826	557,330	—	(5,504)
Expiring 01/11/22	Citibank, N.A.	CAD	610	475,790	482,229	—	(6,439)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CAD	249	194,935	196,845	—	(1,910)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	CAD	500	393,511	395,269	—	(1,758)
Expiring 01/19/22	Goldman Sachs International	CAD	1,700	1,372,650	1,343,551	29,099	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CAD	398	318,968	314,359	4,609	—
Chilean Peso,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CLP	115,700	136,964	135,614	1,350	—
Chinese Renminbi,
Expiring 01/11/22	Bank of America, N.A.	CNH	2,470	386,602	388,279	—	(1,677)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	3,746	586,706	588,864	—	(2,158)
Expiring 02/07/22	Deutsche Bank AG	CNH	2,331	365,733	365,719	14	—
Expiring 02/18/22	Barclays Bank PLC	CNH	37,354	5,817,734	5,856,595	—	(38,861)
Expiring 02/18/22	Barclays Bank PLC	CNH	21,679	3,376,449	3,399,003	—	(22,554)
Expiring 02/18/22	BNP Paribas S.A.	CNH	1,220	190,214	191,209	—	(995)
Expiring 02/18/22	HSBC Bank PLC	CNH	10,602	1,654,000	1,662,209	—	(8,209)
Expiring 02/18/22	HSBC Bank PLC	CNH	3,598	560,000	564,131	—	(4,131)
Expiring 02/18/22	Morgan Stanley & Co. International PLC	CNH	12,476	1,952,000	1,956,087	—	(4,087)
Colombian Peso,
Expiring 01/11/22	Citibank, N.A.	COP	198,859	49,356	48,846	510	—
Expiring 03/16/22	BNP Paribas S.A.	COP	2,711,241	681,071	661,207	19,864	—
Expiring 03/16/22	Goldman Sachs International	COP	3,852,263	968,027	939,476	28,551	—
Czech Koruna,
Expiring 01/11/22	Bank of America, N.A.	CZK	16,560	735,346	757,131	—	(21,785)
Expiring 01/11/22	Bank of America, N.A.	CZK	8,890	392,295	406,455	—	(14,160)
Expiring 01/19/22	Barclays Bank PLC	CZK	33,250	1,508,235	1,519,104	—	(10,869)
Expiring 01/19/22	Barclays Bank PLC	CZK	22,240	985,000	1,016,107	—	(31,107)
Expiring 01/19/22	HSBC Bank PLC	CZK	22,735	1,012,000	1,038,698	—	(26,698)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	14,941	655,000	682,622	—	(27,622)
Danish Krone,
Expiring 01/11/22	Deutsche Bank AG	DKK	2,140	325,465	327,692	—	(2,227)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	DKK	1,753	267,169	268,432	—	(1,263)
Euro,
Expiring 01/11/22	Bank of America, N.A.	EUR	1,219	1,382,143	1,388,132	—	(5,989)
Expiring 01/11/22	Bank of America, N.A.	EUR	361	407,199	411,088	—	(3,889)
Expiring 01/11/22	Citibank, N.A.	EUR	421	475,955	479,412	—	(3,457)
Expiring 01/11/22	Deutsche Bank AG	EUR	520	586,252	592,149	—	(5,897)
Expiring 01/11/22	Deutsche Bank AG	EUR	513	580,917	584,177	—	(3,260)
Expiring 01/11/22	Deutsche Bank AG	EUR	421	477,945	479,413	—	(1,468)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	57,699	65,233,047	65,704,561	—	(471,514)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	1,614	1,824,748	1,837,938	—	(13,190)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	464	524,587	528,379	—	(3,792)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	422	477,999	480,551	—	(2,552)
Expiring 01/12/22	Goldman Sachs International	EUR	155,351	175,119,457	176,909,094	—	(1,789,637)
Expiring 01/12/22	JPMorgan Chase Bank, N.A.	EUR	488	552,172	555,198	—	(3,026)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	610	690,181	694,221	—	(4,040)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	481	545,670	547,716	—	(2,046)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	449	508,807	511,282	—	(2,475)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	389	438,614	443,072	—	(4,458)

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/19/22	Barclays Bank PLC	EUR	33,411	$38,725,430	$38,052,896	$672,534	$—
Expiring 01/19/22	Barclays Bank PLC	EUR	9,674	11,251,985	11,017,517	234,468	—
Expiring 01/19/22	Barclays Bank PLC	EUR	101	117,132	115,143	1,989	—
Expiring 01/19/22	Citibank, N.A.	EUR	441	505,000	502,513	2,487	—
Expiring 01/19/22	Goldman Sachs International	EUR	23,081	26,723,179	26,287,662	435,517	—
Expiring 01/19/22	HSBC Bank PLC	EUR	33,774	39,109,088	38,466,099	642,989	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	25,711	29,100,115	29,283,254	—	(183,139)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	2,220	2,579,162	2,528,194	50,968	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	789	889,340	898,379	—	(9,039)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	520	587,673	592,090	—	(4,417)
Hungarian Forint,
Expiring 01/11/22	Bank of America, N.A.	HUF	79,600	248,520	245,066	3,454	—
Expiring 01/11/22	Deutsche Bank AG	HUF	98,000	303,537	301,714	1,823	—
Expiring 01/19/22	Goldman Sachs International	HUF	808,797	2,585,917	2,488,276	97,641	—
Expiring 01/19/22	HSBC Bank PLC	HUF	808,797	2,586,826	2,488,275	98,551	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	182,902	564,000	562,700	1,300	—
Indian Rupee,
Expiring 01/11/22	Citibank, N.A.	INR	48,820	647,858	654,532	—	(6,674)
Expiring 01/11/22	Citibank, N.A.	INR	26,670	353,456	357,567	—	(4,111)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	34,920	461,356	468,174	—	(6,818)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	29,250	387,880	392,156	—	(4,276)
Expiring 03/16/22	Goldman Sachs International	INR	71,192	935,060	946,769	—	(11,709)
Expiring 03/16/22	HSBC Bank PLC	INR	138,239	1,810,000	1,838,417	—	(28,417)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	88,877	1,164,000	1,181,965	—	(17,965)
Indonesian Rupiah,
Expiring 01/11/22	Citibank, N.A.	IDR	22,045,822	1,531,704	1,548,460	—	(16,756)
Israeli Shekel,
Expiring 01/11/22	Bank of America, N.A.	ILS	3,195	1,010,692	1,027,709	—	(17,017)
Expiring 03/16/22	Citibank, N.A.	ILS	5,280	1,674,763	1,699,364	—	(24,601)
Expiring 03/16/22	Citibank, N.A.	ILS	1,571	503,000	505,597	—	(2,597)
Japanese Yen,
Expiring 01/11/22	Bank of America, N.A.	JPY	34,200	300,488	297,338	3,150	—
Expiring 01/11/22	Citibank, N.A.	JPY	6,620,231	58,462,155	57,556,800	905,355	—
Expiring 01/11/22	Citibank, N.A.	JPY	113,300	1,000,533	985,039	15,494	—
Expiring 01/11/22	Citibank, N.A.	JPY	34,300	304,834	298,207	6,627	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	59,272	524,163	515,316	8,847	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	53,800	476,905	467,742	9,163	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	17,971	156,047	156,241	—	(194)
Malaysian Ringgit,
Expiring 01/11/22	Deutsche Bank AG	MYR	7,330	1,728,774	1,761,642	—	(32,868)
Mexican Peso,
Expiring 01/11/22	Bank of America, N.A.	MXN	12,290	591,434	599,147	—	(7,713)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	MXN	35,492	1,661,715	1,730,262	—	(68,547)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	MXN	8,460	396,092	412,431	—	(16,339)
New Taiwanese Dollar,
Expiring 01/11/22	Citibank, N.A.	TWD	7,905	283,842	285,403	—	(1,561)
Expiring 01/11/22	Citibank, N.A.	TWD	7,415	266,631	267,712	—	(1,081)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	TWD	25,665	929,992	926,612	3,380	—
Expiring 03/16/22	Barclays Bank PLC	TWD	32,755	1,187,000	1,188,294	—	(1,294)
Expiring 03/16/22	Citibank, N.A.	TWD	132,050	4,795,541	4,790,517	5,024	—
Expiring 03/16/22	Citibank, N.A.	TWD	50,803	1,838,022	1,843,026	—	(5,004)
Expiring 03/16/22	Goldman Sachs International	TWD	56,593	2,054,789	2,053,078	1,711	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	32,467	1,178,000	1,177,852	148	—
New Zealand Dollar,
Expiring 01/11/22	Citibank, N.A.	NZD	695	473,473	475,945	—	(2,472)

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/11/22	Deutsche Bank AG	NZD	3,254	$2,206,668	$2,228,382	$—	$(21,714)
Expiring 01/11/22	Deutsche Bank AG	NZD	1,513	1,026,026	1,036,122	—	(10,096)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	450	302,790	308,166	—	(5,376)
Norwegian Krone,
Expiring 01/11/22	Citibank, N.A.	NOK	3,690	405,633	418,921	—	(13,288)
Expiring 01/11/22	Citibank, N.A.	NOK	2,250	252,847	255,440	—	(2,593)
Expiring 01/11/22	Deutsche Bank AG	NOK	2,491	273,292	282,800	—	(9,508)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	7,800	877,282	885,524	—	(8,242)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	3,400	375,890	385,998	—	(10,108)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	2,250	248,520	255,440	—	(6,920)
Philippine Peso,
Expiring 03/16/22	Citibank, N.A.	PHP	67,800	1,336,743	1,311,159	25,584	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	260,907	5,141,064	5,045,621	95,443	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	59,096	1,164,000	1,142,848	21,152	—
Polish Zloty,
Expiring 01/11/22	Bank of America, N.A.	PLN	2,290	555,481	567,980	—	(12,499)
Expiring 01/11/22	Bank of America, N.A.	PLN	2,060	504,156	510,934	—	(6,778)
Expiring 01/11/22	Citibank, N.A.	PLN	2,850	699,077	706,874	—	(7,797)
Expiring 01/19/22	Barclays Bank PLC	PLN	2,204	553,667	546,311	7,356	—
Expiring 01/19/22	Citibank, N.A.	PLN	6,121	1,506,000	1,517,354	—	(11,354)
Russian Ruble,
Expiring 01/11/22	Citibank, N.A.	RUB	103,518	1,381,161	1,376,014	5,147	—
Expiring 01/11/22	Citibank, N.A.	RUB	66,600	888,592	885,281	3,311	—
Expiring 01/11/22	Citibank, N.A.	RUB	43,620	593,066	579,819	13,247	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	RUB	43,740	590,722	581,414	9,308	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	33,510	437,000	440,600	—	(3,600)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	71,882	947,000	945,143	1,857	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	49,643	661,000	652,731	8,269	—
Singapore Dollar,
Expiring 01/11/22	Citibank, N.A.	SGD	1,605	1,171,219	1,190,927	—	(19,708)
Expiring 01/11/22	Citibank, N.A.	SGD	615	448,785	456,337	—	(7,552)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SGD	560	408,673	415,526	—	(6,853)
Expiring 03/16/22	Citibank, N.A.	SGD	2,972	2,172,210	2,204,802	—	(32,592)
Expiring 03/16/22	HSBC Bank PLC	SGD	14,543	10,642,617	10,787,346	—	(144,729)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SGD	827	606,000	613,144	—	(7,144)
South African Rand,
Expiring 01/11/22	Bank of America, N.A.	ZAR	4,320	265,348	270,690	—	(5,342)
Expiring 01/11/22	Citibank, N.A.	ZAR	9,380	592,673	587,745	4,928	—
Expiring 03/16/22	Barclays Bank PLC	ZAR	35,748	2,232,839	2,219,385	13,454	—
Expiring 03/16/22	Barclays Bank PLC	ZAR	16,287	1,002,558	1,011,182	—	(8,624)
Expiring 03/16/22	Barclays Bank PLC	ZAR	9,107	554,000	565,421	—	(11,421)
Expiring 03/16/22	Goldman Sachs International	ZAR	8,958	555,000	556,131	—	(1,131)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	8,149	507,000	505,932	1,068	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	7,237	450,000	449,326	674	—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	24,678	1,529,684	1,532,111	—	(2,427)
South Korean Won,
Expiring 01/11/22	Citibank, N.A.	KRW	335,600	283,482	282,118	1,364	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	5,479,047	4,612,691	4,605,886	6,805	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	821,000	691,182	690,162	1,020	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	425,151	358,565	357,397	1,168	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	385,764	325,649	324,287	1,362	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	347,535	293,105	292,150	955	—
Expiring 03/16/22	BNP Paribas S.A.	KRW	967,239	819,784	811,946	7,838	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,299,751	1,939,000	1,930,520	8,480	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,227,867	1,872,000	1,870,178	1,822	—

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	1,459,474	$1,231,000	$1,225,152	$5,848	$—
Swedish Krona,
Expiring 01/11/22	Bank of America, N.A.	SEK	4,290	475,199	474,797	402	—
Expiring 01/11/22	Citibank, N.A.	SEK	8,124	890,554	899,126	—	(8,572)
Expiring 01/11/22	Citibank, N.A.	SEK	4,340	476,228	480,331	—	(4,103)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	4,230	464,891	468,156	—	(3,265)
Swiss Franc,
Expiring 01/11/22	Bank of America, N.A.	CHF	1,800	1,960,464	1,975,970	—	(15,506)
Expiring 01/11/22	Bank of America, N.A.	CHF	1,180	1,285,193	1,295,358	—	(10,165)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CHF	440	476,432	483,015	—	(6,583)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	CHF	1,357	1,456,425	1,489,856	—	(33,431)
Thai Baht,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	THB	32,600	960,691	975,821	—	(15,130)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	THB	30,670	903,816	918,050	—	(14,234)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	212,974	6,272,252	6,373,734	—	(101,482)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	THB	70,086	2,081,391	2,097,470	—	(16,079)
Turkish Lira,
Expiring 01/11/22	Bank of America, N.A.	TRY	11,325	801,486	848,783	—	(47,297)

				$724,383,706	$726,064,497	3,679,822	(5,360,613)

						$4,729,642	$(5,821,388)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Republic of France	12/20/26	0.250%(Q)	790	$(1,861)	$(1,547)	$(314)	Barclays Bank PLC

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
AT&T, Inc.	03/20/22	1.000%(Q)	600	0.244%	$1,195	$852	$343	Credit Suisse International
Hellenic Republic	12/20/28	1.000%(Q)	2,300	1.414%	(60,274)	(57,376)	(2,898)	BNP Paribas S.A.
Hellenic Republic	12/20/28	1.000%(Q)	1,200	1.414%	(31,448)	(11,405)	(20,043)	JPMorgan Chase Bank, N.A.
Hellenic Republic	12/20/31	1.000%(Q)	280	1.646%	(15,417)	(8,520)	(6,897)	Barclays Bank PLC
Republic of France	12/20/26	0.250%(Q)	790	0.204%	1,862	6,025	(4,163)	Barclays Bank PLC
Republic of Italy	12/20/22	1.000%(Q)	4,000	0.262%	30,261	32,511	(2,250)	Citibank, N.A.

					$(73,821)	$(37,913)	$(35,908)

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	5,000	$(120,031)	$(123,808)	$(3,777)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	2,393	03/20/27	1.375%(S)	6 Month BBSW(2)(S)	$1,235	$(39,555)	$(40,790)
AUD	3,412	06/15/27	1.844%(S)	6 Month BBSW(2)(S)	5,730	(904)	(6,634)
AUD	9,110	12/03/31	2.750%(S)	6 Month BBSW(2)(S)	895,313	481,106	(414,207)
AUD	723	12/08/31	1.992%(S)	6 Month BBSW(2)(S)	—	955	955
AUD	793	06/15/32	2.031%(S)	6 Month BBSW(2)(S)	1,700	(3,479)	(5,179)
BRL	59,744	01/02/29	9.440%(T)	1 Day BROIS(2)(T)	—	(610,075)	(610,075)
BRL	25,613	01/02/29	9.473%(T)	1 Day BROIS(2)(T)	—	(250,664)	(250,664)
CAD	3,380	12/03/23	2.450%(S)	3 Month CDOR(2)(S)	78,949	52,168	(26,781)
CAD	10,690	12/03/26	2.550%(S)	3 Month CDOR(2)(S)	484,709	311,481	(173,228)
CAD	3,150	06/15/27	2.031%(S)	3 Month CDOR(2)(S)	17,708	13,096	(4,612)
CAD	722	06/15/32	2.094%(S)	3 Month CDOR(2)(S)	3,577	2,497	(1,080)
CAD	1,340	12/03/41	2.800%(S)	3 Month CDOR(2)(S)	126,131	114,976	(11,155)
CAD	2,030	12/03/50	2.800%(S)	3 Month CDOR(2)(S)	225,887	255,882	29,995
CHF	1,500	08/10/31	(0.220)%(A)	1 Day SARON(2)(A)	—	(44,707)	(44,707)
CLP	3,436,000	08/12/26	3.620%(S)	1 Day CLOIS(2)(S)	—	(294,457)	(294,457)
CLP	1,850,000	11/09/26	5.355%(S)	1 Day CLOIS(2)(S)	—	(4,049)	(4,049)
CLP	3,670,000	08/13/31	4.380%(S)	1 Day CLOIS(2)(S)	—	(339,296)	(339,296)
CNH	95,000	08/12/26	2.490%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(129)	90,764	90,893
CNH	114,685	08/20/26	2.440%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(457)	68,553	69,010
CNH	19,100	12/22/26	2.460%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	13,090	13,090
COP	9,000,000	11/09/26	6.345%(Q)	1 Day COOIS(2)(Q)	—	17,072	17,072

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
COP	22,669,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)	$—	$(196,950)	$(196,950)
COP	12,890,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)	—	(111,989)	(111,989)
CZK	25,000	08/12/26	2.062%(A)	6 Month PRIBOR(2)(S)	—	(82,569)	(82,569)
EUR	33,065	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)	—	(68,220)	(68,220)
EUR	16,945	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)	—	(67,620)	(67,620)
EUR	1,509	03/20/27	0.125%(A)	6 Month EURIBOR(2)(S)	216	(6,085)	(6,301)
EUR	997	06/15/27	(0.063)%(A)	6 Month EURIBOR(1)(S)	227	9,014	8,787
EUR	455	06/15/32	0.188%(A)	6 Month EURIBOR(1)(S)	(1,971)	9,098	11,069
EUR	843	11/12/36	0.610%(A)	6 Month EURIBOR(2)(S)	—	(10,150)	(10,150)
EUR	1,720	11/12/41	0.454%(A)	6 Month EURIBOR(1)(S)	—	25,412	25,412
EUR	925	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)	—	24,249	24,249
EUR	925	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)	—	(23,990)	(23,990)
EUR	2,243	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)	—	43,215	43,215
EUR	2,243	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)	—	(42,950)	(42,950)
EUR	867	11/12/51	(0.012)%(A)	6 Month EURIBOR(2)(S)	—	(10,833)	(10,833)
GBP	1,780	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(65,128)	(6,033)	59,095
GBP	5,750	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(79,656)	(19,489)	60,167
GBP	1,249	12/20/26	0.719%(A)	1 Day SONIA(1)(A)	(2,198)	17,714	19,912
GBP	886	06/15/27	0.875%(A)	1 Day SONIA(1)(A)	(2,697)	12,095	14,792
GBP	3,932	12/07/30	1.009%(A)	1 Day SONIA(2)(A)	—	24,508	24,508
GBP	12,530	05/08/31	1.150%(A)	1 Day SONIA(1)(A)	(965,491)	(402,768)	562,723
GBP	595	05/08/31	1.150%(A)	1 Day SONIA(1)(A)	(13,710)	(19,126)	(5,416)
GBP	851	12/16/31	1.063%(A)	1 Day SONIA(1)(A)	(11,767)	(11,475)	292
GBP	413	06/15/32	0.750%(A)	1 Day SONIA(1)(A)	(1,288)	11,620	12,908
GBP	1,690	05/08/41	1.250%(A)	1 Day SONIA(2)(A)	260,894	161,399	(99,495)
GBP	4,235	05/08/46	1.250%(A)	1 Day SONIA(2)(A)	798,606	525,914	(272,692)
HUF	1,535,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	(372,695)	(821,967)	(449,272)
HUF	1,580,000	08/10/31	2.748%(A)	6 Month BUBOR(2)(S)	—	(631,775)	(631,775)
HUF	375,000	11/09/31	3.700%(A)	6 Month BUBOR(2)(S)	—	(63,645)	(63,645)
ILS	17,525	08/12/31	1.120%(A)	3 Month TELBOR(2)(Q)	—	917	917
JPY	970,000	07/08/23	(0.050)%(A)	1 Day TONAR(2)(A)	7,236	(2,600)	(9,836)
JPY	1,400,000	07/08/26	(0.050)%(A)	1 Day TONAR(2)(A)	32,911	(18,537)	(51,448)
JPY	193,671	03/21/27	(0.050)%(A)	1 Day TONAR(1)(A)	545	2,917	2,372
JPY	875,000	07/08/28	(0.050)%(A)	1 Day TONAR(2)(A)	8,993	(29,064)	(38,057)
JPY	885,000	07/08/31	0.000%(A)	1 Day TONAR(2)(A)	17,538	(47,146)	(64,684)
JPY	58,170	03/16/32	0.030%(A)	1 Day TONAR(1)(A)	1,022	2,738	1,716
JPY	735,000	07/08/35	0.100%(A)	1 Day TONAR(2)(A)	19,663	(52,160)	(71,823)
JPY	778,000	07/08/41	0.250%(A)	1 Day TONAR(2)(A)	28,429	(81,640)	(110,069)
JPY	335,000	07/08/46	0.350%(A)	1 Day TONAR(2)(A)	44,479	(43,020)	(87,499)
JPY	390,000	07/08/51	0.450%(A)	1 Day TONAR(2)(A)	48,721	(41,321)	(90,042)
KRW	5,430,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)	—	(88,729)	(88,729)
MXN	101,000	08/02/28	6.740%(M)	28 Day Mexican Interbank Rate(2)(M)	(293)	(185,071)	(184,778)
MXN	218,600	07/31/31	7.010%(M)	28 Day Mexican Interbank Rate(2)(M)	(731)	(379,566)	(378,835)
NOK	15,655	12/20/26	1.844%(A)	6 Month NIBOR(1)(S)	(12,072)	10,307	22,379
NOK	10,584	03/16/27	1.563%(A)	6 Month NIBOR(1)(S)	328	19,683	19,355
NOK	11,481	03/18/31	1.469%(A)	6 Month NIBOR(1)(S)	14,861	28,253	13,392
NOK	43,900	08/10/31	1.460%(A)	6 Month NIBOR(2)(S)	—	(172,467)	(172,467)
NOK	5,184	06/15/32	1.750%(A)	6 Month NIBOR(1)(S)	(4,741)	9,858	14,599
NZD	3,538	03/16/27	1.889%(S)	3 Month BBR(2)(Q)	(909)	(83,458)	(82,549)
NZD	2,634	03/20/27	2.656%(S)	3 Month BBR(1)(Q)	6,090	7,827	1,737
NZD	16,050	03/22/31	1.920%(S)	3 Month BBR(2)(Q)	(6,687)	(589,802)	(583,115)
NZD	7,520	08/10/31	1.876%(S)	3 Month BBR(2)(Q)	—	(302,905)	(302,905)
NZD	829	03/16/32	2.136%(S)	3 Month BBR(2)(Q)	(461)	(27,308)	(26,847)
NZD	1,904	03/17/32	2.813%(S)	3 Month BBR(1)(Q)	3,332	(3,607)	(6,939)
PLN	39,280	08/02/31	1.650%(A)	6 Month WIBOR(2)(S)	(171,721)	(1,416,888)	(1,245,167)
PLN	20,000	08/10/31	1.665%(A)	6 Month WIBOR(2)(S)	—	(715,798)	(715,798)
PLN	1,490	08/30/31	1.765%(A)	6 Month WIBOR(2)(S)	—	(50,290)	(50,290)
PLN	5,000	11/09/31	2.845%(A)	6 Month WIBOR(2)(S)	—	(66,839)	(66,839)
SEK	15,408	03/20/27	0.688%(A)	3 Month STIBOR(2)(Q)	(2,937)	(15,654)	(12,717)

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
SEK	10,482	06/15/27	0.656%(A)	3 Month STIBOR(1)(Q)	$(187)	$8,301	$8,488
SEK	46,000	08/10/31	0.529%(A)	3 Month STIBOR(2)(Q)	—	(186,538)	(186,538)
SGD	1,200	07/29/31	1.120%(S)	1 Day SORA(2)(S)	(4,934)	(39,472)	(34,538)
THB	38,500	08/17/31	1.320%(S)	6 Month THBFIX(2)(S)	—	(27,450)	(27,450)
	8,896	03/20/26	1.256%(A)	1 Day SOFR(2)(A)	—	(19,282)	(19,282)
	7,410	03/20/26	1.282%(A)	1 Day SOFR(2)(A)	—	(12,262)	(12,262)
	7,415	03/20/26	1.350%(A)	1 Day SOFR(2)(A)	—	(2,541)	(2,541)
	7,395	03/20/26	1.354%(A)	1 Day SOFR(2)(A)	—	(1,957)	(1,957)
	7,430	03/20/26	1.355%(A)	1 Day SOFR(2)(A)	—	(1,748)	(1,748)
	4,450	03/20/26	1.377%(A)	1 Day SOFR(2)(A)	—	820	820
	1,485	03/20/26	1.379%(A)	1 Day SOFR(2)(A)	—	332	332
	7,382	03/20/26	1.382%(A)	1 Day SOFR(2)(A)	—	2,153	2,153
	7,380	03/20/26	1.399%(A)	1 Day SOFR(2)(A)	—	4,597	4,597
	2,433	03/16/27	1.100%(A)	1 Day SOFR(2)(A)	(14,981)	(8,399)	6,582
	1,795	03/20/27	1.380%(A)	1 Day SOFR(2)(A)	(6,242)	(348)	5,894
	12,580	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(21,912)	(21,912)
	3,330	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(5,800)	(5,800)
	558	03/16/32	1.370%(A)	1 Day SOFR(2)(A)	(4,443)	1,212	5,655
	1,254	03/17/32	1.660%(A)	1 Day SOFR(1)(A)	4,079	(7,025)	(11,104)
	1,880	03/20/34	1.407%(A)	1 Day SOFR(1)(A)	—	19,086	19,086
	1,570	03/20/34	1.446%(A)	1 Day SOFR(1)(A)	—	10,194	10,194
	1,565	03/20/34	1.454%(A)	1 Day SOFR(1)(A)	—	9,121	9,121
	1,570	03/20/34	1.461%(A)	1 Day SOFR(1)(A)	—	8,066	8,066
	1,570	03/20/34	1.472%(A)	1 Day SOFR(1)(A)	—	6,477	6,477
	1,563	03/20/34	1.473%(A)	1 Day SOFR(1)(A)	—	6,305	6,305
	1,560	03/20/34	1.476%(A)	1 Day SOFR(1)(A)	—	5,838	5,838
	940	03/20/34	1.482%(A)	1 Day SOFR(1)(A)	—	3,013	3,013
	315	03/20/34	1.489%(A)	1 Day SOFR(1)(A)	—	807	807
ZAR	173,800	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	26,974	(49,352)	(76,326)
ZAR	208,500	03/18/31	7.660%(Q)	3 Month JIBAR(2)(Q)	435,106	343,038	(92,068)
ZAR	139,000	08/06/31	7.185%(Q)	3 Month JIBAR(2)(Q)	(4,371)	(60,957)	(56,586)
ZAR	21,500	10/28/31	7.780%(Q)	3 Month JIBAR(2)(Q)	(4,149)	46,723	50,872
ZAR	21,000	11/05/31	7.625%(Q)	3 Month JIBAR(2)(Q)	(148)	29,264	29,412

					$1,843,995	$(6,170,008)	$(8,014,003)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CNH	335,597	09/15/26	2.633%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$646,078	$—	$646,078	JPMorgan Chase Bank, N.A.
CNH	4,606	12/15/26	2.514%(Q)	7 Day China Fixing Repo Rates(2)(Q)	5,028	—	5,028	Citibank, N.A.
CNH	6,657	12/15/26	2.518%(Q)	7 Day China Fixing Repo Rates(2)(Q)	7,437	—	7,437	Citibank, N.A.
CNH	5,826	12/15/26	2.540%(Q)	7 Day China Fixing Repo Rates(2)(Q)	7,467	—	7,467	JPMorgan Chase Bank, N.A.
CNH	12,692	03/16/27	2.370%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(948)	—	(948)	JPMorgan Chase Bank, N.A.
CNH	9,022	03/16/27	2.475%(Q)	7 Day China Fixing Repo Rates(2)(Q)	11,864	—	11,864	Bank of America, N.A.
CNH	7,820	03/16/27	2.679%(Q)	7 Day China Fixing Repo Rates(2)(Q)	16,958	—	16,958	JPMorgan Chase Bank, N.A.
KRW	7,326,874	12/15/26	1.725%(Q)	3 Month KWCDC(2)(Q)	(31,688)	—	(31,688)	Goldman Sachs International
KRW	7,451,160	12/15/26	1.973%(Q)	3 Month KWCDC(2)(Q)	43,710	—	43,710	JPMorgan Chase Bank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
MYR	8,100	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)	$(21,650)	$(128)	$(21,522)	HSBC Bank PLC

					$684,256	$(128)	$684,384

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx USD Liquid High Yield Index(T)	3 Month LIBOR(Q)	BNP Paribas S.A.	3/20/22	157	$501,786	$—	$501,786
U.S. Treasury Bond(T)	1 Day USOIS +4.5bps(T)	Goldman Sachs International	2/03/22	2,499	9,234	—	9,234
U.S. Treasury Bond(T)	1 Day USOIS +4.5bps(T)	Goldman Sachs International	2/03/22	5,236	19,348	—	19,348

					$530,368	$—	$530,368

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$39,388	$(78,976)	$1,269,253	$(90,723)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$—	$11,323,346
Goldman Sachs & Co. LLC	—	23,867,094
J.P. Morgan Securities LLC	—	10,912,965
Morgan Stanley & Co. LLC	—	399,955

Total	$—	$46,503,360

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$489,468,613	$—	$—
Common Stocks	1,178,106,647	342,987,138	—
Exchange-Traded Funds	117,267,326	—	—
Preferred Stocks	—	1,809,732	—
Asset-Backed Securities
Automobiles	—	53,481,710	—
Collateralized Loan Obligations	—	441,652,280	—
Consumer Loans	—	21,148,509	—
Credit Cards	—	8,124,615	—
Equipment	—	2,021,076	—
Home Equity Loans	—	1,164,109	—
Manufactured Housing	—	1,009,176	—
Other	—	4,590,402	—
Residential Mortgage-Backed Securities	—	6,596,830	—
Student Loans	—	10,131,310	—
Bank Loans	—	7,117,543	—
Commercial Mortgage-Backed Securities	—	282,397,854	—
Corporate Bonds	—	1,120,928,444	—
Municipal Bonds	—	20,068,500	—
Residential Mortgage-Backed Securities	—	100,338,432	22,664,723
Sovereign Bonds	—	348,008,513	—
U.S. Government Agency Obligations	—	101,165,218	—
U.S. Treasury Obligations	—	397,525,351	—
Short-Term Investments
Affiliated Mutual Funds	977,471,632	—	—
Corporate Bond	—	191,873	—
Foreign Treasury Obligation	—	14,410,558	—
U.S. Treasury Obligations	—	25,922,548	—
Unaffiliated Funds	15,113,379	—	—
Options Purchased	—	163,817	—

Total	$2,777,427,597	$3,312,955,538	$22,664,723

Liabilities
Options Written	$—	$(491,015)	$—

Other Financial Instruments*
Assets
Futures Contracts	$11,310,490	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	4,729,642	—
OTC Credit Default Swap Agreements	—	33,318	—
Centrally Cleared Interest Rate Swap Agreements	—	1,348,323	—
OTC Interest Rate Swap Agreements	—	738,542	—
OTC Total Return Swap Agreements	—	530,368	—

Total	$11,310,490	$7,380,193	$—

Liabilities
Futures Contracts	$(1,348,427)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(5,821,388)	—
Centrally Cleared Credit Default Swap Agreement	—	(3,777)	—
OTC Credit Default Swap Agreements	—	(109,000)	—
Centrally Cleared Interest Rate Swap Agreements	—	(9,362,326)	—
OTC Interest Rate Swap Agreements	—	(54,286)	—

Total	$(1,348,427)	$(15,350,777)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (1.0% represents investments purchased with collateral from securities on loan)	24.3%
Collateralized Loan Obligations	7.3
U.S. Treasury Obligations	7.0
Sovereign Bonds	5.8
Banks	5.4
Commercial Mortgage-Backed Securities	4.7
Pharmaceuticals	2.4
Software	2.2
Residential Mortgage-Backed Securities	2.2
Exchange-Traded Funds	2.0
U.S. Government Agency Obligations	1.7
Oil & Gas	1.5
Automobiles	1.5
Semiconductors & Semiconductor Equipment	1.4
Technology Hardware, Storage & Peripherals	1.3
Interactive Media & Services	1.1
Real Estate Investment Trusts (REITs)	1.1
IT Services	1.0
Telecommunications	1.0
Insurance	1.0
Media	1.0
Electric	0.9
Diversified Financial Services	0.9
Capital Markets	0.8
Oil, Gas & Consumable Fuels	0.8
Healthcare-Services	0.8
Pipelines	0.8
Aerospace & Defense	0.7
Chemicals	0.7
Internet & Direct Marketing Retail	0.7
Health Care Providers & Services	0.7
Equity Real Estate Investment Trusts (REITs)	0.7
Health Care Equipment & Supplies	0.6
Specialty Retail	0.6
Auto Manufacturers	0.6
Machinery	0.6
Hotels, Restaurants & Leisure	0.5
Beverages	0.5
Entertainment	0.5
Textiles, Apparel & Luxury Goods	0.4
Foods	0.4
Electric Utilities	0.4
Commercial Services	0.4
Biotechnology	0.4
Food Products	0.4
Life Sciences Tools & Services	0.4
Consumer Loans	0.4
Food & Staples Retailing	0.3
Municipal Bonds	0.3
Metals & Mining	0.3
Retail	0.3
Diversified Telecommunication Services	0.3
Unaffiliated Funds	0.3
Road & Rail	0.3
Trading Companies & Distributors	0.2

Airlines	0.2%
Building Products	0.2
Foreign Treasury Obligation	0.2
Tobacco	0.2
Building Materials	0.2
Electrical Equipment	0.2
Air Freight & Logistics	0.2
Agriculture	0.2
Healthcare-Products	0.2
Mining	0.2
Engineering & Construction	0.2
Multi-Utilities	0.2
Household Products	0.2
Semiconductors	0.2
Personal Products	0.2
Home Builders	0.2
Electronic Equipment, Instruments & Components	0.2
Student Loans	0.2
Professional Services	0.2
Communications Equipment	0.2
Iron/Steel	0.2
Industrial Conglomerates	0.2
Real Estate	0.2
Consumer Finance	0.2
Packaging & Containers	0.1
Credit Cards	0.1
Lodging	0.1
Household Durables	0.1
Real Estate Management & Development	0.1
Transportation	0.1
Containers & Packaging	0.1
Machinery-Diversified	0.1
Auto Parts & Equipment	0.1
Commercial Services & Supplies	0.1
Marine	0.1
Multiline Retail	0.1
Other	0.1
Auto Components	0.1
Wireless Telecommunication Services	0.1
Construction Materials	0.1
Gas	0.1
Apparel	0.1
Computers	0.0	*
Distributors	0.0	*
Multi-National	0.0	*
Internet	0.0	*
Construction & Engineering	0.0	*
Forest Products & Paper	0.0	*
Distribution/Wholesale	0.0	*
Equipment	0.0	*
Energy Equipment & Services	0.0	*
Gas Utilities	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Private Equity	0.0	*
Diversified Consumer Services	0.0	*
Home Equity Loans	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification (continued):

Manufactured Housing	0.0	*%
Health Care Technology	0.0	*
Oil & Gas Services	0.0	*
Office/Business Equipment	0.0	*
Leisure Products	0.0	*
Water	0.0	*
Savings & Loans	0.0	*
Trucking & Leasing	0.0	*
Household Products/Wares	0.0	*
Water Utilities	0.0	*

Paper & Forest Products	0.0	*%
Options Purchased	0.0	*
Electronics	0.0	*

	101.4
Options Written	(0.0	)*
Liabilities in excess of other assets	(1.4)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$3,777	*
Credit contracts	Premiums paid for OTC swap agreements	39,388		Premiums received for OTC swap agreements	78,848
Credit contracts	Unaffiliated investments	163,817		Options written outstanding, at value	491,015
Credit contracts	Unrealized appreciation on OTC swap agreements	343		Unrealized depreciation on OTC swap agreements	36,565
Equity contracts	Due from/to broker-variation margin futures	3,917,634	*	—	—
Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	508,876	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,729,642		Unrealized depreciation on OTC forward foreign currency exchange contracts	5,821,388
Interest rate contracts	Due from/to broker-variation margin futures	7,392,856	*	Due from/to broker-variation margin futures	839,551	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,348,323	*	Due from/to broker-variation margin swaps	9,362,326	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	128
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,268,910		Unrealized depreciation on OTC swap agreements	54,158

		$18,860,913			$17,196,632

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$4,773
Equity contracts	92,640,898	—	—
Foreign exchange contracts	2,700,143	20,753,152	—
Interest rate contracts	(20,078,196)	—	324,099

Total	$75,262,845	$20,753,152	$328,872

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(214,616)	$(104,980)	$—	$—	$(39,999)
Equity contracts	—	—	(2,108,729)	—	—
Foreign exchange contracts.	—	—	(508,876)	(1,091,746)	—
Interest rate contracts	—	—	7,315,560	—	(6,799,251)

Total	$(214,616)	$(104,980)	$4,697,955	$(1,091,746)	$(6,839,250)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$75,687	$85,256,000	$1,169,051,772	$519,166,285	$90,649,264

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$324,852,284	$602,024	$193,904,306	$1,158,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$1,934,000	$1,578,470

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$61,805,778	$(61,805,778)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.(4)	$112,969	$(913,288)	$(800,319)	$—	$(800,319)
Barclays Bank PLC(3-a)	1,033,992	(110,517)	923,475	(923,475)	—
Barclays Bank PLC(3-b)	8,014	(69,703)	(61,689)	31,158	(30,531)
BNP Paribas S.A.(3-a)	569,458	(107,910)	461,548	(280,357)	181,191
BNP Paribas S.A.(3-b)	1	(72,568)	(72,567)	72,567	—
Citibank, N.A.(3-a)	83,599	(111,628)	(28,029)	28,029	—
Citibank, N.A.(3-b)	18,234	—	18,234	—	18,234
Citibank, N.A.(4)	1,135,148	(381,267)	753,881	—	753,881
Credit Suisse International(3-b)	1,195	—	1,195	—	1,195
Deutsche Bank AG(4)	128,450	(400,448)	(271,998)	—	(271,998)
Goldman Sachs International(3-a)	613,154	(61,292)	551,862	(551,862)	—
Goldman Sachs International(3-b)	9,234	(1,822,607)	(1,813,373)	1,006,309	(807,064)
Goldman Sachs International(4)	—	(31,688)	(31,688)	21,725	(9,963)
HSBC Bank PLC(3-a)	803,746	(284,106)	519,640	(519,640)	—
HSBC Bank PLC(3-b)	1,297	(249,263)	(247,966)	188,865	(59,101)
JPMorgan Chase Bank, N.A.(3-a)	303,482	(251,189)	52,293	—	52,293
JPMorgan Chase Bank, N.A.(3-b)	674	(36,091)	(35,417)	—	(35,417)
JPMorgan Chase Bank, N.A.(4)	917,619	(765,205)	152,414	(152,414)	—
Morgan Stanley & Co. International PLC(3-a)	312,807	(737,445)	(424,638)	248,656	(175,982)
Morgan Stanley & Co. International PLC(3-b)	143,419	(71,704)	71,715	(71,715)	—
The Toronto-Dominion Bank(3-a)	5,608	(2,427)	3,181	—	3,181
The Toronto-Dominion Bank(3-b)	—	(1,756)	(1,756)	—	(1,756)

	$6,202,100	$(6,482,102)	$(280,002)	$(902,154)	$(1,182,156)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3-a)	PGIM Fixed Income (Core Plus)
(3-b)	PGIM Fixed Income (Global Bond)
(4)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $61,805,778:
Unaffiliated investments (cost $4,599,981,760)	$4,646,107,613
Affiliated investments (cost $1,362,682,200)	1,466,940,245
Foreign currency, at value (cost $705,636)	710,815
Cash	202,271
Cash segregated for counterparty — OTC	162,139
Dividends and interest receivable	19,222,590
Receivable for investments sold	9,645,431
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,729,642
Unrealized appreciation on OTC swap agreements	1,269,253
Due from broker-variation margin futures	1,174,615
Tax reclaim receivable	132,233
Premiums paid for OTC swap agreements	39,388
Receivable from affiliate	15,134
Due from broker-variation margin swaps	9,516
Receivable for Portfolio shares sold	7,432
Prepaid expenses and other assets	96,596

Total Assets	6,150,464,913

LIABILITIES
Payable to broker for collateral for securities on loan	63,156,609
Payable for investments purchased	46,227,786
Unrealized depreciation on OTC forward foreign currency exchange contracts	5,821,388
Payable for Portfolio shares purchased	3,790,005
Management fee payable	1,248,938
Options written outstanding, at value (premiums received $386,035)	491,015
Due to broker-variation margin futures	423,316
Accrued expenses and other liabilities	370,663
Distribution fee payable	152,045
Due to broker-variation margin swaps	141,148
Unrealized depreciation on OTC swap agreements	90,723
Premiums received for OTC swap agreements	78,976
Payable to affiliate	77,858
Foreign capital gains tax liability accrued	4,896
Trustees’ fees payable	2,750
Affiliated transfer agent fee payable	451

Total Liabilities	122,078,567

NET ASSETS	$6,028,386,346

Net assets were comprised of: Partners’ Equity	$6,028,386,346

Net asset value and redemption price per share, $6,028,386,346 / 288,003,306 outstanding shares of beneficial interest	$20.93

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $27,578 foreign withholding tax)	$19,762,797
Unaffiliated dividend income (net of $555,213 foreign withholding tax, of which $129,810 is reimbursable by an affiliate)	13,548,410
Affiliated dividend income	1,274,147
Income from securities lending, net (including affiliated income of $14,531)	96,356

Total income	34,681,710

EXPENSES
Management fee	25,685,165
Distribution fee	8,902,076
Custodian and accounting fees	759,215
Trustees’ fees	88,280
Legal fees and expenses	61,005
Audit fee	56,200
Shareholders’ reports	10,290
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,400
Miscellaneous	60,298

Total expenses	35,629,929
Less: Fee waiver and/or expense reimbursement	(5,404,384)
Distribution fee waiver	(2,079,205)

Net expenses	28,146,340

NET INVESTMENT INCOME (LOSS)	6,535,370

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,001,076,786) (net of foreign capital gains taxes $(6,737))	995,790,868
Net capital gain distributions received	36,462
Futures transactions	75,262,845
Forward and cross currency contract transactions	20,753,152
Swap agreements transactions	328,872
Foreign currency transactions	(2,206,550)

1,089,965,649

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(759,011,608)) (net of change in foreign capital gains taxes $(4,896))	(712,890,554)
Futures	4,697,955
Forward and cross currency contracts	(1,091,746)
Options written	(104,980)
Swap agreements	(6,839,250)
Foreign currencies	(59,133)

(716,287,708)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	373,677,941

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$380,213,311

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$6,535,370	$(4,800,850)
Net realized gain (loss) on investment and foreign currency transactions	1,089,929,187	547,763,773
Net capital gain distributions received	36,462	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(716,287,708)	(48,152,907)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	380,213,311	494,810,016

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,828,710 and 88,900,753 shares, respectively]	36,984,166	1,488,313,441
Portfolio shares purchased [43,152,105 and 114,308,107 shares, respectively]	(875,425,817)	(1,903,284,280)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(838,441,651)	(414,970,839)

TOTAL INCREASE (DECREASE)	(458,228,340)	79,839,177
NET ASSETS:
Beginning of year	6,486,614,686	6,406,775,509

End of year	$6,028,386,346	$6,486,614,686

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 82.6%
COMMON STOCKS — 60.0%
Aerospace & Defense — 0.7%
Airbus SE (France)*	90,244	$11,559,289
Aselsan Elektronik Sanayi Ve Ticaret A/S (Turkey)	248,516	393,341
Austal Ltd. (Australia)	622,182	883,974
Bharat Electronics Ltd. (India)	9,416	26,670
Boeing Co. (The)*	7,220	1,453,530
BWX Technologies, Inc.	315	15,082
Curtiss-Wright Corp.	35,527	4,926,529
General Dynamics Corp.	113,554	23,672,602
HEICO Corp.(a)	16,216	2,338,672
HEICO Corp. (Class A Stock)	6,920	889,358
Hexcel Corp.*	1,130	58,534
Howmet Aerospace, Inc.	4,860	154,694
Huntington Ingalls Industries, Inc.	538	100,466
L3Harris Technologies, Inc.	2,702	576,175
Lockheed Martin Corp.	47,525	16,890,860
Mercury Systems, Inc.*	750	41,295
Northrop Grumman Corp.	26,757	10,356,832
Raytheon Technologies Corp.	492,076	42,348,061
Saab AB (Sweden) (Class B Stock)	7,260	184,608
Spirit AeroSystems Holdings, Inc. (Class A Stock)	12,626	544,054
Textron, Inc.	39,445	3,045,154
TransDigm Group, Inc.*	501	318,776
Vectrus, Inc.*	18,400	842,168
Virgin Galactic Holdings, Inc.*	190	2,542

		121,623,266

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	1,435	154,449
Deutsche Post AG (Germany)	379,324	24,336,857
DSV A/S (Denmark)	55,525	12,974,143
Expeditors International of Washington, Inc.	623	83,663
FedEx Corp.	64,930	16,793,495
GXO Logistics, Inc.*	183	16,622
Hub Group, Inc. (Class A Stock)*	7,500	631,800
Hyundai Glovis Co. Ltd. (South Korea)*.	300	42,417
Kintetsu World Express, Inc. (Japan)	61,100	1,589,450
Maruwa Unyu Kikan Co. Ltd. (Japan)	60,500	764,315
Royal Mail PLC (United Kingdom)	74,100	508,219
SBS Holdings, Inc. (Japan)	95,900	2,725,676
United Parcel Service, Inc. (Class B Stock)	68,542	14,691,292

		75,312,398

Airlines — 0.1%
Alaska Air Group, Inc.*	1,650	85,965
American Airlines Group, Inc.*	8,640	155,174
Copa Holdings SA (Panama) (Class A Stock)*	425	35,131
Delta Air Lines, Inc.*	165,757	6,477,784
JetBlue Airways Corp.*	4,275	60,876
Mesa Air Group, Inc.*	99,300	556,080
SkyWest, Inc.*	28,000	1,100,400
Southwest Airlines Co.*	7,965	341,221
Sun Country Airlines Holdings, Inc.*	23,886	650,893

	Shares	Value

COMMON STOCKS (continued)
Airlines (cont’d.)
United Airlines Holdings, Inc.*	4,375	$191,537

		9,655,061

Auto Components — 0.2%
Adient PLC*	30,600	1,465,128
Aisin Corp. (Japan)	14,000	537,448
American Axle & Manufacturing Holdings, Inc.*	59,400	554,202
Aptiv PLC*	2,967	489,407
ARB Corp. Ltd. (Australia)	94,729	3,616,333
Balkrishna Industries Ltd. (India)	644	20,119
BorgWarner, Inc.	3,240	146,027
Bridgestone Corp. (Japan)	165,800	7,135,478
Cie Generale des Etablissements Michelin SCA (France)	45,041	7,386,371
Gentex Corp.	3,240	112,914
Goodyear Tire & Rubber Co. (The)*	128,600	2,741,752
Hankook Tire & Technology Co. Ltd. (South Korea)*	11,717	389,899
Johnson Electric Holdings Ltd. (Hong Kong)	497,000	1,052,382
Lear Corp.	815	149,104
Modine Manufacturing Co.*	101,900	1,028,171
NGK Spark Plug Co. Ltd. (Japan)	14,400	251,030
Nokian Renkaat OYJ (Finland)	14,768	557,758
Pirelli & C SpA (Italy), 144A	34,370	238,834
Press Kogyo Co. Ltd. (Japan)	159,800	541,498
QuantumScape Corp.*	800	17,752
Sumitomo Rubber Industries Ltd. (Japan)	205,300	2,091,800
Tenneco, Inc. (Class A Stock)*	91,200	1,030,560
Toyo Tire Corp. (Japan)	75,400	1,176,514
Toyota Boshoku Corp. (Japan)	77,000	1,511,795
TPR Co. Ltd. (Japan)	226,200	2,806,367

		37,048,643

Automobiles — 1.4%
Astra International Tbk PT (Indonesia)	2,729,700	1,093,294
Bayerische Motoren Werke AG (Germany)	34,380	3,446,540
BYD Co. Ltd. (China) (Class H Stock)	18,500	628,189
Daimler AG (Germany)	80,995	6,222,977
Electric Last Mile Solutions, Inc.*(a)	26,524	186,464
Ferrari NV (Italy)	46,661	12,103,163
Ford Motor Co.	381,180	7,917,109
Ford Otomotiv Sanayi A/S (Turkey)	663	12,270
General Motors Co.*	179,143	10,503,154
Harley-Davidson, Inc.	2,080	78,395
Isuzu Motors Ltd. (Japan)	597,900	7,423,143
Kia Corp. (South Korea)*	8,006	550,119
Mazda Motor Corp. (Japan)*	55,000	422,222
Rivian Automotive, Inc. (Class A Stock)*	1,350	139,982
Stellantis NV	108,507	2,043,870
Tesla, Inc.*(a)	168,395	177,956,468
Thor Industries, Inc.(a)	32,629	3,385,911
Toyota Motor Corp. (Japan)	323,500	5,938,290
Trigano SA (France)	11,634	2,263,986
Volkswagen AG (Germany)	3,014	886,641

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Automobiles (cont’d.)
Winnebago Industries, Inc.(a)	58,700	$4,397,804
Yamaha Motor Co. Ltd. (Japan)	127,300	3,058,559

		250,658,550

Banks — 3.1%
77 Bank Ltd. (The) (Japan)	147,000	1,706,549
Absa Group Ltd. (South Africa)	92,953	888,945
Abu Dhabi Islamic Bank PJSC (United Arab Emirates)	146,134	272,969
Agricultural Bank of China Ltd. (China) (Class H Stock)	2,150,000	739,410
Al Rajhi Bank (Saudi Arabia)	20,207	763,010
Alinma Bank (Saudi Arabia)	7,247	46,211
Aozora Bank Ltd. (Japan)	106,600	2,332,545
Arab National Bank (Saudi Arabia)	4,584	27,908
Australia & New Zealand Banking Group Ltd. (Australia)	283,949	5,683,332
Banc of California, Inc.	79,500	1,559,790
Banco Bradesco SA (Brazil)	10,666	31,105
Banco do Brasil SA (Brazil)	383,100	1,983,185
Banco Santander Brasil SA (Brazil), UTS	3,000	16,106
Banco Santander Chile (Chile)	2,198,893	88,394
Bancolombia SA (Colombia)	1,791	15,266
Bancorp, Inc. (The)*	19,400	491,014
Bank Central Asia Tbk PT (Indonesia)	3,721,045	1,911,943
Bank Hapoalim BM (Israel)	528,017	5,436,645
Bank Jago Tbk PT (Indonesia)*	1,752,721	1,967,124
Bank Leumi Le-Israel BM (Israel)	778,155	8,372,372
Bank of America Corp.	912,501	40,597,169
Bank of Beijing Co. Ltd. (China) (Class A Stock)	141,600	98,879
Bank of Chengdu Co. Ltd. (China) (Class A Stock)	50,400	95,014
Bank of China Ltd. (China) (Class H Stock)	1,625,000	585,906
Bank of Communications Co. Ltd. (China) (Class H Stock)	1,490,000	899,711
Bank of Hawaii Corp.	535	44,812
Bank of Jiangsu Co. Ltd. (China) (Class A Stock)	80,400	73,700
Bank of Montreal (Canada)	9,700	1,044,344
Bank of Nova Scotia (The) (Canada)	25,900	1,833,547
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	32,300	1,230,953
Bank OZK	1,660	77,240
Bankinter SA (Spain)	96,712	495,385
BankUnited, Inc.	21,900	926,589
Banque Saudi Fransi (Saudi Arabia)	3,024	38,062
Barclays PLC (United Kingdom)	1,723,772	4,363,838
BAWAG Group AG (Austria), 144A*	31,863	1,959,532
BDO Unibank, Inc. (Philippines)	14,720	34,823
Bendigo & Adelaide Bank Ltd. (Australia)	205,484	1,360,301
Berkshire Hills Bancorp, Inc.	37,500	1,066,125
BNK Financial Group, Inc. (South Korea)*	32,678	230,612
BNP Paribas SA (France)	112,609	7,788,797
BOK Financial Corp.	395	41,669

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Brookline Bancorp, Inc.	11,200	$181,328
Canadian Imperial Bank of Commerce (Canada)	19,100	2,226,408
Cathay General Bancorp.	10,400	447,096
CBTX, Inc.	6,000	174,000
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	2,693,000	1,167,479
China Construction Bank Corp. (China) (Class H Stock)	2,642,000	1,829,683
China Merchants Bank Co. Ltd. (China) (Class H Stock)	29,000	225,306
Citigroup, Inc.	642,310	38,789,101
Citizens Financial Group, Inc.	4,735	223,729
Comerica, Inc.	1,820	158,340
Commerce Bancshares, Inc.	1,506	103,522
ConnectOne Bancorp, Inc.	40,700	1,331,297
Credicorp Ltd. (Peru)	600	73,242
Credit Agricole SA (France)	116,329	1,661,979
Cullen/Frost Bankers, Inc.	754	95,057
Customers Bancorp, Inc.*	52,700	3,444,999
DBS Group Holdings Ltd. (Singapore)	769,700	18,647,980
DNB Bank ASA (Norway)	465,177	10,644,553
East West Bancorp, Inc.	96,833	7,618,820
Eastern Bankshares, Inc.	102,476	2,066,941
Emirates NBD Bank PJSC (United Arab Emirates)	18,780	68,728
Enterprise Financial Services Corp.	22,840	1,075,536
Eurobank Ergasias Services and Holdings SA (Greece)*	19,476	19,772
Fifth Third Bancorp	9,280	404,144
Financial Institutions, Inc.	29,300	931,740
First Abu Dhabi Bank PJSC (United Arab Emirates)	31,751	162,737
First Bancorp	13,393	612,328
First BanCorp. (Puerto Rico)	85,700	1,180,946
First Citizens BancShares, Inc. (Class A Stock)	89	73,856
First Commonwealth Financial Corp.	40,500	651,645
First Financial Holding Co. Ltd. (Taiwan)	77,000	68,108
First Hawaiian, Inc.	1,760	48,101
First Horizon Corp.	7,410	121,005
First Merchants Corp.	38,000	1,591,820
First Republic Bank	2,397	495,004
Flushing Financial Corp.	8,800	213,840
FNB Corp.	4,310	52,280
Fulton Financial Corp.	11,600	197,200
Glacier Bancorp, Inc.	6,600	374,220
Gunma Bank Ltd. (The) (Japan)	433,300	1,325,238
Hana Financial Group, Inc. (South Korea)	66,452	2,345,236
Hancock Whitney Corp.	82,200	4,111,644
Hanmi Financial Corp.	42,400	1,004,032
HarborOne Bancorp, Inc.	18,100	268,604
HDFC Bank Ltd. (India), ADR	38,256	2,489,318
Heartland Financial USA, Inc.	33,300	1,685,313
Hilltop Holdings, Inc.	5,100	179,214
Hirogin Holdings, Inc. (Japan)	130,800	783,400
HomeStreet, Inc.	15,700	816,400

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Hope Bancorp, Inc.	140,700	$2,069,697
Horizon Bancorp, Inc.	18,500	385,725
Huaxia Bank Co. Ltd. (China) (Class A Stock)	108,800	95,789
Huntington Bancshares, Inc.	19,760	304,699
ICICI Bank Ltd. (India)	9,281	92,381
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	852,000	485,218
Industrial Bank Co. Ltd. (China) (Class A Stock)	40,200	120,351
Industrial Bank of Korea (South Korea) .	2,016	17,424
ING Groep NV (Netherlands)	384,775	5,378,277
International Bancshares Corp.	14,300	606,177
Japan Post Bank Co. Ltd. (Japan)	286,700	2,627,211
JPMorgan Chase & Co.	510,828	80,889,614
KB Financial Group, Inc. (South Korea) .	2,849	131,285
KBC Group NV (Belgium)	24,669	2,132,075
KeyCorp.	12,795	295,948
Lloyds Banking Group PLC (United Kingdom)	15,443,036	10,000,083
M&T Bank Corp.	1,713	263,083
Masraf Al Rayan QSC (Qatar)	81,972	104,384
Mebuki Financial Group, Inc. (Japan)	235,500	485,639
Mediobanca Banca di Credito Finanziario SpA (Italy)	60,282	692,584
Meta Financial Group, Inc.	17,700	1,055,982
Metropolitan Bank Holding Corp.*	19,755	2,104,500
MidWestOne Financial Group, Inc.	33,200	1,074,684
Mitsubishi UFJ Financial Group, Inc. (Japan)	3,667,400	19,890,730
Mizrahi Tefahot Bank Ltd. (Israel)	13,512	521,539
Mizuho Financial Group, Inc. (Japan)	249,700	3,175,485
National Bank of Canada (Canada)	12,400	945,378
Nedbank Group Ltd. (South Africa)	2,764	30,323
Nordea Bank Abp (Finland)	1,063,422	12,992,243
NU Holdings Ltd. (Brazil) (Class A Stock)*(a)	436,977	4,098,844
OceanFirst Financial Corp.	65,700	1,458,540
OFG Bancorp (Puerto Rico)	56,800	1,508,608
Old National Bancorp	84,000	1,522,080
Oversea-Chinese Banking Corp. Ltd. (Singapore)	99,700	843,809
PacWest Bancorp	17,777	802,987
Peoples Bancorp, Inc.	21,000	668,010
People’s United Financial, Inc.	5,755	102,554
Ping An Bank Co. Ltd. (China) (Class A Stock)	8,800	22,771
Pinnacle Financial Partners, Inc.	42,291	4,038,790
PNC Financial Services Group, Inc. (The)	186,471	37,391,165
Popular, Inc. (Puerto Rico)	1,075	88,193
Prosperity Bancshares, Inc.	1,215	87,845
QCR Holdings, Inc.	17,100	957,600
Raiffeisen Bank International AG (Austria)	14,120	419,936
Regions Financial Corp.(a)	605,860	13,207,748
Republic Bancorp, Inc. (Class A Stock) .	4,100	208,444
Ringkjoebing Landbobank A/S (Denmark)	3,102	417,130

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Riyad Bank (Saudi Arabia)	5,796	$41,800
Royal Bank of Canada (Canada)	19,400	2,058,935
S&T Bancorp, Inc.	26,700	841,584
Sberbank of Russia PJSC (Russia), ADR	42,783	684,983
Shanghai Pudong Development Bank Co. Ltd. (China) (Class A Stock)	13,000	17,438
Shinhan Financial Group Co. Ltd. (South Korea)	27,848	860,589
Siam Commercial Bank PCL (The) (Thailand)	6,300	23,894
Signature Bank	43,610	14,106,527
Silvergate Capital Corp. (Class A Stock)*(a)	3,028	448,750
SinoPac Financial Holdings Co. Ltd. (Taiwan)	73,000	42,551
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	971,682	13,504,132
SouthState Corp.	13,200	1,057,452
SpareBank 1 Nord Norge (Norway)	161,350	2,065,838
SpareBank 1 SMN (Norway)	155,181	2,624,234
State Bank of India (India)	13,150	81,541
Sterling Bancorp	2,380	61,380
Stock Yards Bancorp, Inc.	3,700	236,356
Sumitomo Mitsui Financial Group, Inc. (Japan)	16,800	574,934
SVB Financial Group*	5,660	3,838,838
Svenska Handelsbanken AB (Sweden) (Class A Stock)	56,474	611,213
Swedbank AB (Sweden) (Class A Stock)	428,557	8,621,085
Synovus Financial Corp.	1,795	85,927
Taishin Financial Holding Co. Ltd. (Taiwan)	73,000	49,968
Taiwan Cooperative Financial Holding Co. Ltd. (Taiwan)	69,000	63,401
TCS Group Holding PLC (Russia), GDR	10,683	901,784
Toronto-Dominion Bank (The) (Canada)	29,900	2,292,345
Towne Bank	22,500	710,775
Truist Financial Corp.	259,008	15,164,918
Turkiye Garanti Bankasi A/S (Turkey)	243,061	207,267
Turkiye Is Bankasi A/S (Turkey) (Class C Stock)	628,571	341,696
U.S. Bancorp(a)	225,505	12,666,616
UMB Financial Corp.	1,900	201,609
Umpqua Holdings Corp.	2,975	57,239
United Community Banks, Inc.	25,200	905,688
United Overseas Bank Ltd. (Singapore)	198,900	3,969,483
Valiant Holding AG (Switzerland)	7,353	736,425
Valley National Bancorp	126,400	1,738,000
Veritex Holdings, Inc.	5,100	202,878
Webster Financial Corp.	12,015	670,918
Wells Fargo & Co.	833,180	39,975,976
WesBanco, Inc.	53,700	1,878,963
Western Alliance Bancorp	52,150	5,613,947
Wintrust Financial Corp.	20,584	1,869,439

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Woori Financial Group, Inc. (South Korea)	120,674	$1,279,686
Yamaguchi Financial Group, Inc. (Japan)	78,000	456,679
Zions Bancorp NA	2,145	135,478

		575,077,821

Beverages — 0.7%
Ambev SA (Brazil)	34,800	97,172
Arca Continental SAB de CV (Mexico)	3,300	20,955
Brown-Forman Corp. (Class A Stock)	310	21,015
Brown-Forman Corp. (Class B Stock)	1,250	91,075
Carlsberg A/S (Denmark) (Class B Stock)	10,538	1,821,489
Coca-Cola Co. (The)	742,800	43,981,188
Coca-Cola Consolidated, Inc.	500	309,595
Coca-Cola HBC AG (Russia)*	149,931	5,183,990
Constellation Brands, Inc. (Class A Stock)	2,149	539,335
Diageo PLC (United Kingdom)	27,501	1,502,088
Keurig Dr. Pepper, Inc.	9,420	347,221
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	300	96,553
Molson Coors Beverage Co. (Class B Stock)	2,420	112,167
Monster Beverage Corp.*	365	35,055
National Beverage Corp.(a)	26,200	1,187,646
PepsiCo, Inc.	345,234	59,970,598
Pernod Ricard SA (France)	43,339	10,431,740
Remy Cointreau SA (France)	24,582	5,994,768
Royal Unibrew A/S (Denmark)	5,302	597,474

		132,341,124

Biotechnology — 1.0%
AbbVie, Inc.	467,422	63,288,939
Adagio Therapeutics, Inc.*(a)	15,000	108,900
Affimed NV (Germany)*	27,000	149,040
Agios Pharmaceuticals, Inc.*	6,800	223,516
Akebia Therapeutics, Inc.*	440,700	995,982
Alkermes PLC*	102,800	2,391,128
ALX Oncology Holdings, Inc.*	5,400	116,046
Amgen, Inc.	16,050	3,610,768
Amicus Therapeutics, Inc.*	51,601	595,992
Apellis Pharmaceuticals, Inc.*	10,178	481,216
Arbutus Biopharma Corp.*(a)	350,700	1,364,223
Arena Pharmaceuticals, Inc.*	4,400	408,936
Argenx SE (Netherlands), ADR*	21,522	7,536,789
Arrowhead Pharmaceuticals, Inc.*	64,000	4,243,200
Biogen, Inc.*	2,002	480,320
BioMarin Pharmaceutical, Inc.*	2,470	218,224
BioNTech SE (Germany), ADR*(a)	21,168	5,457,110
Blueprint Medicines Corp.*	28,500	3,052,635
CareDx, Inc.*	13,000	591,240
Catalyst Pharmaceuticals, Inc.*	258,500	1,750,045
ChemoCentryx, Inc.*(a)	28,500	1,037,685
Chongqing Zhifei Biological Products Co. Ltd. (China) (Class A Stock)	4,400	86,148
Daan Gene Co. Ltd. (China) (Class A Stock)	29,500	93,062

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
Denali Therapeutics, Inc.*	70,100	$3,126,460
Eagle Pharmaceuticals, Inc.*	21,000	1,069,320
Emergent BioSolutions, Inc.*	32,700	1,421,469
Exact Sciences Corp.*	172	13,387
Exelixis, Inc.*	600	10,968
Gilead Sciences, Inc.	133,535	9,695,976
Halozyme Therapeutics, Inc.*	13,100	526,751
Horizon Therapeutics PLC*	117,293	12,639,494
ImmunityBio, Inc.*(a)	34,000	206,720
Incyte Corp.*	27,960	2,052,264
Intellia Therapeutics, Inc.*	6,801	804,150
Ionis Pharmaceuticals, Inc.*	150	4,564
Iovance Biotherapeutics, Inc.*	1,365	26,058
Ironwood Pharmaceuticals, Inc.*	189,800	2,213,068
iTeos Therapeutics, Inc.*	15,600	726,336
Lexicon Pharmaceuticals, Inc.*	127,600	502,744
MiMedx Group, Inc.*	52,600	317,704
Mirati Therapeutics, Inc.*	90	13,202
Mirum Pharmaceuticals, Inc.*	34,000	542,300
Myriad Genetics, Inc.*	78,800	2,174,880
Natera, Inc.*	70	6,537
Nurix Therapeutics, Inc.*	9,907	286,808
Oncocyte Corp.*	75,700	164,269
OPKO Health, Inc.*(a)	669,000	3,217,890
Organogenesis Holdings, Inc.*(a)	195,800	1,809,192
Prothena Corp. PLC (Ireland)*	23,400	1,155,960
PTC Therapeutics, Inc.*	69,200	2,756,236
Puma Biotechnology, Inc.*	98,700	300,048
Regeneron Pharmaceuticals, Inc.*	28,405	17,938,326
Rhythm Pharmaceuticals, Inc.*	27,900	278,442
Sage Therapeutics, Inc.*	695	29,565
Seagen, Inc.*	200	30,920
Tonix Pharmaceuticals Holding Corp.*(a)	2,491,500	891,210
Ultragenyx Pharmaceutical, Inc.*	225	18,920
United Therapeutics Corp.*	3,508	758,009
Vanda Pharmaceuticals, Inc.*	103,100	1,617,639
Veracyte, Inc.*	61,335	2,527,002
Verastem, Inc.*	151,600	310,780
Vertex Pharmaceuticals, Inc.*	77,690	17,060,724

		187,527,436

Building Products — 0.7%
A.O. Smith Corp.	1,805	154,959
Allegion PLC	289	38,275
Armstrong World Industries, Inc.	3,806	441,953
AZEK Co., Inc. (The)*	670	30,981
Builders FirstSource, Inc.*	2,775	237,845
Bunka Shutter Co. Ltd. (Japan)	307,700	2,875,427
Carlisle Cos., Inc.	52,836	13,109,668
Carrier Global Corp.	186,765	10,130,134
Cie de Saint-Gobain (France)	270,000	19,022,841
Fletcher Building Ltd. (New Zealand)	156,174	784,603
Fortune Brands Home & Security, Inc.	1,395	149,126
Geberit AG (Switzerland)	21,428	17,494,107
Inwido AB (Sweden)	90,852	1,881,817
JELD-WEN Holding, Inc.*	158,873	4,187,892
Johnson Controls International PLC.	373,033	30,331,313
Kingspan Group PLC (Ireland)	46,899	5,603,945

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Building Products (cont’d.)
Lennox International, Inc.	462	$149,854
Masco Corp.	3,350	235,237
Nichiha Corp. (Japan)	31,600	838,344
Owens Corning	1,410	127,605
Reliance Worldwide Corp. Ltd.	362,273	1,649,734
Resideo Technologies, Inc.*	59,300	1,543,579
Sanwa Holdings Corp. (Japan)	162,100	1,730,019
Trane Technologies PLC.	17,707	3,577,345
UFP Industries, Inc.	41,600	3,827,616
Uponor OYJ (Finland)	20,351	484,494
Xinyi Glass Holdings Ltd. (Hong Kong)	2,656,000	6,638,137
Zehnder Group AG (Switzerland)	6,597	672,782
Zhuzhou Kibing Group Co. Ltd. (China) (Class A Stock)	35,600	95,600
Zurn Water Solutions Corp.	18,110	659,204

		128,704,436

Capital Markets — 1.7%
3i Group PLC (United Kingdom)	307,000	6,011,422
abrdn PLC (United Kingdom)	884,118	2,881,134
Affiliated Managers Group, Inc.	537	88,342
Ameriprise Financial, Inc.	4,870	1,469,084
Anima Holding SpA (Italy), 144A	438,921	2,235,289
Ares Management Corp. (Class A Stock)	7,025	570,922
AssetMark Financial Holdings, Inc.*	17,260	452,385
Azimut Holding SpA (Italy)	317,910	8,911,837
Bank of New York Mellon Corp. (The)	44,455	2,581,946
BlackRock, Inc.	3,340	3,057,970
Blackstone, Inc.	93,725	12,127,078
Bridge Investment Group Holdings, Inc. (Class A Stock)	33,972	848,281
Brightsphere Investment Group, Inc.(a)	32,657	836,019
Carlyle Group, Inc. (The)	2,195	120,505
Cboe Global Markets, Inc.	41,443	5,404,167
Charles Schwab Corp. (The)	20,290	1,706,389
China Galaxy Securities Co. Ltd. (China) (Class H Stock)	60,000	34,484
CME Group, Inc.	4,837	1,105,061
Cohen & Steers, Inc.(a)	11,800	1,091,618
Credit Suisse Group AG (Switzerland)	114,402	1,107,614
Daiwa Securities Group, Inc. (Japan)	560,000	3,157,107
Donnelley Financial Solutions, Inc.*	43,300	2,041,162
Evercore, Inc. (Class A Stock)	507	68,876
FactSet Research Systems, Inc.	2,875	1,397,279
Focus Financial Partners, Inc. (Class A Stock)*	21,030	1,255,912
Franklin Resources, Inc.	3,910	130,946
Goldman Sachs Group, Inc. (The)	146,008	55,855,360
Hargreaves Lansdown PLC (United Kingdom)	24,888	455,730
Houlihan Lokey, Inc.	27,700	2,867,504
Huatai Securities Co. Ltd. (China) (Class H Stock), 144A	12,000	19,964
IG Group Holdings PLC (United Kingdom)	129,670	1,426,728
Interactive Brokers Group, Inc. (Class A Stock)	1,085	86,171
Intercontinental Exchange, Inc.	49,097	6,714,997

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
Invesco Ltd.	4,515	$103,935
Investec PLC (United Kingdom)	328,931	1,783,475
Janus Henderson Group PLC	41,110	1,724,153
Jefferies Financial Group, Inc.	2,965	115,042
Julius Baer Group Ltd. (Switzerland)	66,397	4,431,793
KKR & Co., Inc.	85,672	6,382,564
Korea Investment Holdings Co. Ltd. (South Korea)*	18,164	1,224,864
Lazard Ltd. (Class A Stock)	124,010	5,410,556
Macquarie Group Ltd. (Australia)	39,125	5,836,026
Man Group PLC (United Kingdom)	1,126,536	3,460,419
Meritz Securities Co. Ltd. (South Korea)*	522,259	2,261,202
Mirae Asset Securities Co. Ltd. (South Korea)*	297,934	2,159,219
Monex Group, Inc. (Japan)	331,600	2,020,902
Moody’s Corp.	27,515	10,746,809
Morgan Stanley	266,160	26,126,265
Morningstar, Inc.	29	9,918
MSCI, Inc.	6,620	4,056,008
Nasdaq, Inc.	1,591	334,126
Netwealth Group Ltd. (Australia)	15,295	196,775
NH Investment & Securities Co. Ltd. (South Korea)*	212,969	2,222,202
Nomura Holdings, Inc. (Japan)	141,800	617,523
Northern Trust Corp.	131,669	15,748,929
Open Lending Corp. (Class A Stock)*	17,356	390,163
Partners Group Holding AG (Switzerland)	1,052	1,735,195
Pinnacle Investment Management Group Ltd. (Australia)	167,811	1,912,951
Piper Sandler Cos.	17,000	3,034,670
Raymond James Financial, Inc.	138,507	13,906,103
S&P Global, Inc.	13,558	6,398,427
Samsung Securities Co. Ltd. (South Korea)*	67,103	2,508,937
SBI Holdings, Inc. (Japan)	24,000	653,332
SEI Investments Co.	42,780	2,607,013
Singapore Exchange Ltd. (Singapore)	120,500	830,666
State Street Corp.	229,010	21,297,930
Stifel Financial Corp.	72,780	5,125,168
T. Rowe Price Group, Inc.	2,027	398,589
Tradeweb Markets, Inc. (Class A Stock)	1,420	142,199
UBS Group AG (Switzerland)	1,254,926	22,478,867
Value Partners Group Ltd. (Hong Kong)	774,000	385,439
Virtu Financial, Inc. (Class A Stock)	1,210	34,884
Virtus Investment Partners, Inc.	6,000	1,782,600

		310,715,121

Chemicals — 1.1%
ADEKA Corp. (Japan)	39,600	884,564
AdvanSix, Inc.	15,400	727,650
Air Products & Chemicals, Inc.	2,979	906,391
Albemarle Corp.	7,368	1,722,417
Arkema SA (France)	16,182	2,282,918
Ashland Global Holdings, Inc.	750	80,745
Asian Paints Ltd. (India)	40,426	1,838,863
Avient Corp.	27,248	1,524,526

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Axalta Coating Systems Ltd.*	2,275	$75,348
Cabot Corp.	58,700	3,298,940
Celanese Corp.(a)	36,638	6,157,382
CF Industries Holdings, Inc.	273,805	19,379,918
Chemours Co. (The)	1,080	36,245
Corteva, Inc.	9,950	470,436
Covestro AG (Germany), 144A.	228,297	14,004,352
Diversey Holdings Ltd.*	110	1,464
Dow, Inc.	536,019	30,402,998
DuPont de Nemours, Inc.	286,660	23,156,395
Eastman Chemical Co.	1,812	219,089
Ecolab, Inc.	419	98,293
Ecovyst, Inc.	61,600	630,784
Element Solutions, Inc.	3,130	75,996
FMC Corp.	1,306	143,516
Formosa Chemicals & Fibre Corp. (Taiwan)	25,000	72,947
Formosa Plastics Corp. (Taiwan)	28,000	105,174
Fujimi, Inc. (Japan)	26,800	1,808,555
Givaudan SA (Switzerland)	1,850	9,713,768
Huntsman Corp.	2,850	99,408
ICL Group Ltd. (Israel)	66,738	640,567
Ingevity Corp.*	15,800	1,132,860
Innospec, Inc.	2,100	189,714
International Flavors & Fragrances, Inc.	3,398	511,909
K+S AG (Germany)*	18,240	315,238
Kaneka Corp. (Japan)	25,900	849,599
Kumho Petrochemical Co. Ltd. (South Korea)*	2,673	369,054
Kureha Corp. (Japan)	20,700	1,480,138
Linde PLC (United Kingdom)	44,999	15,589,004
LyondellBasell Industries NV (Class A Stock)	13,927	1,284,487
Minerals Technologies, Inc.	26,100	1,909,215
Mitsubishi Chemical Holdings Corp. (Japan)	183,800	1,364,687
Mitsubishi Gas Chemical Co., Inc. (Japan)	15,600	264,226
Mitsui Chemicals, Inc. (Japan)	457,200	12,316,060
Mosaic Co. (The)	124,355	4,885,908
NewMarket Corp.	92	31,530
OCI NV (Netherlands)*	6,940	182,234
Olin Corp.	1,795	103,248
Orion Engineered Carbons SA (Germany)*	82,300	1,511,028
Petronas Chemicals Group Bhd (Malaysia)	18,000	38,562
PhosAgro PJSC (Russia), GDR	50,524	1,095,282
PPG Industries, Inc.	1,830	315,565
PTT Global Chemical PCL (Thailand)	207,600	364,722
RPM International, Inc.	720	72,720
SABIC Agri-Nutrients Co. (Saudi Arabia)	1,575	74,126
Sahara International Petrochemical Co. (Saudi Arabia)	2,700	30,261
Sasol Ltd. (South Africa)*	21,887	356,994
Saudi Basic Industries Corp. (Saudi Arabia)	16,754	517,550

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Saudi Industrial Investment Group (Saudi Arabia)	3,906	$32,450
Saudi Kayan Petrochemical Co. (Saudi Arabia)*	5,448	24,707
Sensient Technologies Corp.	3,300	330,198
Sumitomo Bakelite Co. Ltd. (Japan)	15,500	786,783
Sumitomo Chemical Co. Ltd. (Japan)	879,600	4,147,124
Synthomer PLC (United Kingdom)	206,906	1,118,941
Tosoh Corp. (Japan)	438,100	6,514,623
Trinseo PLC(a)	18,900	991,494
Valvoline, Inc.	2,450	91,361
Wacker Chemie AG (Germany)	19,492	2,915,070
Westlake Chemical Corp.	142,060	13,798,288
Yanbu National Petrochemical Co. (Saudi Arabia)	1,904	34,808
Yara International ASA (Brazil)	32,869	1,658,348
Zeon Corp. (Japan)	44,800	516,208

		200,675,973

Commercial Services & Supplies — 0.2%
ABM Industries, Inc.	50,300	2,054,755
ACCO Brands Corp.	27,100	223,846
ADT, Inc.	2,095	17,618
Cintas Corp.	2,578	1,142,492
Clean Harbors, Inc.*	90,670	9,046,146
Copart, Inc.*	40,300	6,110,286
Deluxe Corp.	5,100	163,761
Driven Brands Holdings, Inc.*	730	24,543
GFL Environmental, Inc. (Canada)(a)	18,030	682,435
Harsco Corp.*	46,867	783,147
HNI Corp.	34,600	1,454,930
Intrum AB (Sweden)	13,456	347,204
MSA Safety, Inc.	359	54,195
Rentokil Initial PLC (United Kingdom)	185,357	1,466,969
Republic Services, Inc.	2,833	395,062
Rollins, Inc.	215	7,355
Securitas AB (Sweden) (Class B Stock)	37,170	511,441
Serco Group PLC (United Kingdom)	120,330	219,410
Stericycle, Inc.*	1,240	73,954
Tetra Tech, Inc.(a)	7,800	1,324,440
TOPPAN, Inc. (Japan)	24,200	453,612
Waste Management, Inc.	4,784	798,450

		27,356,051

Communications Equipment — 0.4%
Accton Technology Corp. (Taiwan)	74,000	694,929
Arista Networks, Inc.*	25,560	3,674,250
Ciena Corp.*	51,432	3,958,721
Cisco Systems, Inc.	589,641	37,365,550
Clearfield, Inc.*	3,600	303,912
Digi International, Inc.*	9,200	226,044
F5, Inc.*	834	204,088
Juniper Networks, Inc.	4,365	155,874
Lumentum Holdings, Inc.*	1,025	108,414
Motorola Solutions, Inc.	57,342	15,579,821
NetScout Systems, Inc.*	43,400	1,435,672
Nokia OYJ (Finland)*	539,835	3,403,003
Plantronics, Inc.*(a)	35,900	1,053,306

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Communications Equipment (cont’d.)
Spirent Communications PLC (United Kingdom)	380,342	$1,419,593
Ubiquiti, Inc.(a)	11,914	3,654,024
Viasat, Inc.*	945	42,090
Viavi Solutions, Inc.*	28,000	493,360

		73,772,651

Construction & Engineering — 0.1%
AECOM*	1,870	144,644
Comfort Systems USA, Inc.	4,500	445,230
COMSYS Holdings Corp. (Japan)	10,500	233,464
Eiffage SA (France)	8,379	863,303
EMCOR Group, Inc.	71,700	9,133,863
Great Lakes Dredge & Dock Corp.*	92,949	1,461,158
Hazama Ando Corp. (Japan)	59,100	444,299
Koninklijke BAM Groep NV (Netherlands)*	233,959	715,943
Maire Tecnimont SpA (Italy)	126,476	599,678
MasTec, Inc.*	760	70,133
Metallurgical Corp. of China Ltd. (China) (Class A Stock)	136,001	81,811
Mirait Holdings Corp. (Japan)	11,000	181,251
MYR Group, Inc.*	9,700	1,072,335
Quanta Services, Inc.	42,808	4,908,365
Samsung Engineering Co. Ltd. (South Korea)*	1,102	21,209
Skanska AB (Sweden) (Class B Stock)	38,824	1,005,232
Valmont Industries, Inc.	285	71,393
Vinci SA (France)	8,924	942,796
WillScot Mobile Mini Holdings Corp.*	37,476	1,530,520

		23,926,627

Construction Materials — 0.1%
Buzzi Unicem SpA (Italy)	297,375	6,393,593
China National Building Material Co. Ltd. (China) (Class H Stock)	30,000	36,808
Eagle Materials, Inc.	37,657	6,268,384
HeidelbergCement AG (Germany)	14,271	967,700
James Hardie Industries PLC, CDI	21,313	857,135
Martin Marietta Materials, Inc.(a)	14,537	6,403,839
Siam Cement PCL (The) (Thailand)	5,700	65,832
Summit Materials, Inc. (Class A Stock)*	30,356	1,218,490
Vulcan Materials Co.	1,804	374,474
Wienerberger AG (Austria)	66,750	2,457,591

		25,043,846

Consumer Finance — 0.4%
Ally Financial, Inc.	4,785	227,814
American Express Co.	3,120	510,432
Atlanticus Holdings Corp.*	3,100	221,092
Capital One Financial Corp.	292,504	42,439,405
Credit Acceptance Corp.*	111	76,333
Credit Saison Co. Ltd. (Japan)	144,000	1,514,006
Discover Financial Services	71,400	8,250,984
Enova International, Inc.*	5,400	221,184
LendingClub Corp.*	155,500	3,759,990
Navient Corp.	42,900	910,338
Nelnet, Inc. (Class A Stock)	11,700	1,142,856

	Shares	Value

COMMON STOCKS (continued)
Consumer Finance (cont’d.)
OneMain Holdings, Inc.	149,095	$7,460,714
PROG Holdings, Inc.*	73,400	3,311,074
Santander Consumer USA Holdings, Inc.	815	34,246
SLM Corp.	284,052	5,587,303
Synchrony Financial	25,005	1,159,982

		76,827,753

Containers & Packaging — 0.2%
Amcor PLC	20,770	249,448
AptarGroup, Inc.	867	106,190
Ardagh Group SA*^	250	—
Ardagh Metal Packaging SA*	1,025	9,256
Avery Dennison Corp.	527	114,132
Ball Corp.	3,065	295,068
Berry Global Group, Inc.*	14,630	1,079,401
Crown Holdings, Inc.	175,056	19,364,695
Graphic Packaging Holding Co.	2,740	53,430
Greif, Inc. (Class A Stock)	29,000	1,750,730
International Paper Co.	5,300	248,994
Klabin SA (Brazil), UTS	205,200	945,075
O-I Glass, Inc.*	53,300	641,199
Packaging Corp. of America	1,272	173,183
Rengo Co. Ltd. (Japan)	25,500	192,792
Sealed Air Corp.	940	63,422
Silgan Holdings, Inc.	1,130	48,409
Smurfit Kappa Group PLC (Ireland)	66,513	3,666,830
Sonoco Products Co.	1,310	75,836
TriMas Corp.	7,200	266,400
Westrock Co.	52,290	2,319,584

		31,664,074

Distributors — 0.2%
Arata Corp. (Japan)	14,400	551,638
D’ieteren Group (Belgium)	1,946	380,697
Genuine Parts Co.	90,788	12,728,478
Inchcape PLC (United Kingdom)	47,450	582,901
LKQ Corp.	233,500	14,017,005

		28,260,719

Diversified Consumer Services — 0.0%
Bright Horizons Family Solutions, Inc.*	166	20,896
Chegg, Inc.*	450	13,815
Frontdoor, Inc.*	365	13,377
G8 Education Ltd. (Australia)*	612,316	494,646
Graham Holdings Co. (Class B Stock)	300	188,949
Grand Canyon Education, Inc.*	585	50,140
H&R Block, Inc.	425	10,013
Houghton Mifflin Harcourt Co.*(a)	18,400	296,240
Laureate Education, Inc. (Class A Stock)	121,000	1,481,040
Mister Car Wash, Inc.*	110	2,003
Riso Kyoiku Co. Ltd. (Japan)	53,000	181,241
Service Corp. International	38,302	2,719,059
Terminix Global Holdings, Inc.*	1,685	76,213

		5,547,632

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Diversified Financial Services — 0.4%
Banca IFIS SpA (Italy)	10,810	$209,560
Banca Mediolanum SpA (Italy)	231,812	2,283,948
Berkshire Hathaway, Inc. (Class B Stock)*	181,288	54,205,112
BFF Bank SpA (Italy), 144A	25,790	208,308
Cannae Holdings, Inc.*	65,400	2,298,810
Challenger Ltd. (Australia)	94,226	446,752
Equitable Holdings, Inc.	4,980	163,294
EXOR NV (Netherlands)	3,474	312,855
FirstRand Ltd. (South Africa)	69,266	263,964
Grupo de Inversiones Suramericana SA (Colombia)	31,297	230,666
Industrivarden AB (Sweden) (Class A Stock)	16,664	530,386
Investor AB (Sweden) (Class A Stock)	49,879	1,318,289
Investor AB (Sweden) (Class B Stock)	157,074	3,949,217
ORIX Corp. (Japan)	36,400	741,016
REC Ltd. (India)	15,272	27,506
Voya Financial, Inc.	1,520	100,791

		67,290,474

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	952,378	23,428,499
ATN International, Inc.	9,800	391,510
Bandwidth, Inc. (Class A Stock)*	6,047	433,933
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)*	814,793	1,346,828
Chunghwa Telecom Co. Ltd. (Taiwan)	28,000	117,866
Consolidated Communications Holdings, Inc.*	56,700	424,116
Deutsche Telekom AG (Germany)	321,824	5,958,531
Hellenic Telecommunications Organization SA (Greece)	20,353	376,409
HKT Trust & HKT Ltd. (Hong Kong)	281,000	377,845
IDT Corp. (Class B Stock)*	4,000	176,640
Internet Initiative Japan, Inc. (Japan)	83,500	3,441,079
Koninklijke KPN NV (Netherlands)	348,601	1,083,573
LG Uplus Corp. (South Korea)	16,566	189,128
Liberty Latin America Ltd. (Chile) (Class A Stock)*	37,500	437,250
Liberty Latin America Ltd. (Chile) (Class C Stock)*	114,500	1,305,300
Lumen Technologies, Inc.	14,845	186,305
Nippon Telegraph & Telephone Corp. (Japan)	577,200	15,811,448
Proximus SADP (Belgium)	5,277	102,864
Saudi Telecom Co. (Saudi Arabia)	4,370	130,711
Swisscom AG (Switzerland)	4,026	2,270,988
Telefonica Deutschland Holding AG (Germany)	253,775	705,052
Telefonica SA (Spain)	1,184,148	5,183,383
Telekom Austria AG (Austria)*	43,113	373,586
Telekom Malaysia Bhd (Malaysia)	83,900	110,821
Telkom Indonesia Persero Tbk PT (Indonesia)	370,600	105,179
United Internet AG (Germany)	10,389	411,148
Verizon Communications, Inc.	741,300	38,517,948

		103,397,940

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities — 0.8%
ALLETE, Inc.	2,700	$179,145
Alliant Energy Corp.	3,400	208,998
American Electric Power Co., Inc.	6,750	600,547
Avangrid, Inc.	770	38,408
Centrais Eletricas Brasileiras SA (Brazil)	118,124	717,081
Duke Energy Corp.	43,680	4,582,032
Edison International.	5,050	344,663
Electricite de France SA (France)	211,786	2,488,318
Endesa SA (Spain)(a)	333,780	7,669,294
Enel SpA (Italy)	1,689,968	13,532,257
Energisa SA (Brazil), UTS	453,400	3,615,381
Entergy Corp.	32,695	3,683,092
Equatorial Energia SA (Brazil)	210,900	855,738
Evergy, Inc.	29,590	2,030,170
Eversource Energy	4,675	425,331
Exelon Corp.	436,165	25,192,890
FirstEnergy Corp.	105,465	4,386,289
Fortum OYJ (Finland)	627,173	19,226,398
Hawaiian Electric Industries, Inc.	1,430	59,345
Hokkaido Electric Power Co., Inc. (Japan)	42,000	187,926
Iberdrola SA (Spain)	646,316	7,648,146
IDACORP, Inc.	684	77,504
Inter RAO UES PJSC (Russia)	2,620,300	149,317
NextEra Energy, Inc.	46,255	4,318,367
NRG Energy, Inc.	1,795	77,329
OGE Energy Corp.	2,700	103,626
Otter Tail Corp.	22,900	1,635,518
PG&E Corp.*	20,360	247,170
Pinnacle West Capital Corp.	1,530	108,003
Portland General Electric Co.	37,200	1,968,624
Power Assets Holdings Ltd. (Hong Kong)	167,500	1,043,995
Power Grid Corp. of India Ltd. (India)	59,427	163,461
PPL Corp.	328,690	9,880,421
Red Electrica Corp. SA (Spain)	94,715	2,053,660
Southern Co. (The)	126,470	8,673,313
SSE PLC (United Kingdom)	489,420	10,914,042
Xcel Energy, Inc.	7,260	491,502

		139,577,301

Electrical Equipment — 0.6%
ABB Ltd. (Switzerland)	173,375	6,621,160
Acuity Brands, Inc.	23,688	5,015,223
Alfen Beheer BV (Netherlands), 144A*	24,370	2,441,851
AMETEK, Inc.	113,490	16,687,569
Atkore, Inc.*(a)	101,100	11,241,309
AZZ, Inc.	30,700	1,697,403
ChargePoint Holdings, Inc.*	2,605	49,625
Contemporary Amperex Technology Co. Ltd. (China) (Class A Stock)	148,330	13,717,466
Daihen Corp. (Japan)	5,400	224,113
Eaton Corp. PLC	5,363	926,834
Emerson Electric Co.	251,345	23,367,545
Encore Wire Corp.	15,000	2,146,500
EnerSys	3,200	252,992
Fangda Carbon New Material Co. Ltd. (China) (Class A Stock)	56,700	96,296

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Electrical Equipment (cont’d.)
Fluence Energy, Inc.*	12,005	$426,898
Hexatronic Group AB (Sweden)	63,713	3,543,273
Hubbell, Inc.	734	152,870
Mitsubishi Electric Corp. (Japan)	182,700	2,321,636
NARI Technology Co. Ltd. (China) (Class A Stock)	19,200	120,742
nVent Electric PLC	22,250	845,500
Regal Rexnord Corp.	50,998	8,678,840
Rockwell Automation, Inc.	613	213,845
Sensata Technologies Holding PLC*	2,100	129,549
Shoals Technologies Group, Inc. (Class A Stock)*	1,385	33,655
Signify NV (Netherlands), 144A	5,032	233,375
Sungrow Power Supply Co. Ltd. (China) (Class A Stock)	700	16,024
Sunrun, Inc.*	2,700	92,610
Zhefu Holding Group Co. Ltd. (China) (Class A Stock)	73,000	81,755

		101,376,458

Electronic Equipment, Instruments & Components — 0.6%
ALSO Holding AG (Switzerland)*	7,597	2,505,674
Amphenol Corp. (Class A Stock)	2,285	199,846
Arrow Electronics, Inc.*	948	127,288
AU Optronics Corp. (Taiwan)	1,351,000	1,125,039
Avnet, Inc.	1,330	54,836
Belden, Inc.	3,300	216,909
Benchmark Electronics, Inc.	26,600	720,860
CDW Corp.	49,000	10,034,220
Coherent, Inc.*	38	10,129
Comet Holding AG (Switzerland)	3,776	1,390,843
CONEXIO Corp. (Japan)	26,200	336,562
Corning, Inc.	6,820	253,909
CTS Corp.	6,900	253,368
Daiwabo Holdings Co. Ltd. (Japan)	40,700	650,838
Delta Electronics, Inc. (Taiwan)	87,000	868,299
Dexerials Corp. (Japan)	25,300	915,400
ePlus, Inc.*	21,600	1,163,808
Esprinet SpA (Italy)	111,076	1,626,936
Fabrinet (Thailand)*	5,900	698,973
Foxconn Technology Co. Ltd. (Taiwan)	266,000	624,106
Hon Hai Precision Industry Co. Ltd. (Taiwan)	324,000	1,216,639
Horiba Ltd. (Japan)	11,100	652,671
Hosiden Corp. (Japan)	65,500	657,247
Inari Amertron Bhd (Malaysia)	21,600	20,713
Innolux Corp. (Taiwan)	1,579,000	1,122,882
IPG Photonics Corp.*	454	78,152
Jabil, Inc.	17,910	1,259,968
Japan Aviation Electronics Industry Ltd. (Japan)	11,500	199,566
Keyence Corp. (Japan)	31,723	19,915,324
Keysight Technologies, Inc.*	1,413	291,799
LG Innotek Co. Ltd. (South Korea)*	1,527	468,091
Littelfuse, Inc.	26,375	8,299,685
Macnica Fuji Electronics Holdings, Inc. (Japan)	80,200	1,915,004
Murata Manufacturing Co. Ltd. (Japan)	59,000	4,688,426

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Nan Ya Printed Circuit Board Corp. (Taiwan)	9,000	$186,638
National Instruments Corp.	1,800	78,606
Nippon Electric Glass Co. Ltd. (Japan)	22,300	572,018
Nippon Signal Co. Ltd. (Japan)	35,600	283,024
Nissha Co. Ltd. (Japan)	26,000	377,848
Samsung Electro-Mechanics Co. Ltd. (South Korea)*	409	67,908
Samsung SDI Co. Ltd. (South Korea)	5,731	3,145,131
Sanmina Corp.*	64,400	2,670,024
ScanSource, Inc.*	32,700	1,147,116
Sensirion Holding AG (Switzerland), 144A*	3,756	548,700
Synnex Technology International Corp. (Taiwan)	1,046,000	2,499,850
Taiyo Yuden Co. Ltd. (Japan)	11,200	640,919
TD SYNNEX Corp.	70,568	8,070,156
Teledyne Technologies, Inc.*	625	273,056
Trimble, Inc.*	32,795	2,859,396
Unimicron Technology Corp. (Taiwan)	8,000	67,021
Vishay Intertechnology, Inc.	100,900	2,206,683
Vontier Corp.	10,050	308,836
WPG Holdings Ltd. (Taiwan)	620,000	1,182,275
Yageo Corp. (Taiwan)	2,000	34,682
Zebra Technologies Corp. (Class A Stock)*	33,000	19,641,600
Zhen Ding Technology Holding Ltd. (Taiwan)	250,000	910,429

		112,335,926

Energy Equipment & Services — 0.1%
Aspen Aerogels, Inc.*	3,800	189,202
Baker Hughes Co.	9,935	239,036
Bristow Group, Inc.*(a)	19,200	608,064
ChampionX Corp.*	171,800	3,472,078
Halliburton Co.	481,215	11,005,387
Newpark Resources, Inc.*	70,200	206,388
NOV, Inc.	5,275	71,476
Oceaneering International, Inc.*	188,400	2,130,804
ProPetro Holding Corp.*	20,800	168,480
RPC, Inc.*(a)	90,000	408,600
Schlumberger NV	50,070	1,499,597
Select Energy Services, Inc. (Class A Stock)*	28,500	177,555
TETRA Technologies, Inc.*(a)	263,300	747,772

		20,924,439

Entertainment — 1.0%
Activision Blizzard, Inc.	351,215	23,366,334
Bilibili, Inc. (China), ADR*(a)	12,135	563,064
Capcom Co. Ltd. (Japan)	35,000	819,642
CD Projekt SA (Poland)(a)	69,303	3,315,205
Cinemark Holdings, Inc.*(a)	60,900	981,708
DeNA Co. Ltd. (Japan)	98,600	1,518,859
Electronic Arts, Inc.	70,122	9,249,092
G-bits Network Technology Xiamen Co. Ltd. (China) (Class A Stock)	1,500	99,493
GungHo Online Entertainment, Inc. (Japan)*	123,800	2,780,762

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Entertainment (cont’d.)
Konami Holdings Corp. (Japan)	9,100	$435,347
Krafton, Inc. (South Korea)*	164	63,362
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	340	20,176
Liberty Media Corp.-Liberty Formula One (Class C Stock) *	2,695	170,432
Lions Gate Entertainment Corp. (Class A Stock)*(a)	28,500	474,240
Lions Gate Entertainment Corp. (Class B Stock)*(a)	52,400	806,436
Live Nation Entertainment, Inc.*	1,110	132,856
Madison Square Garden Sports Corp.*	159	27,623
NetEase, Inc. (China), ADR	3,700	376,586
Netflix, Inc.*	116,032	69,902,318
Nintendo Co. Ltd. (Japan)	1,400	653,005
Playtika Holding Corp.*	30,400	525,616
ROBLOX Corp. (Class A Stock)*(a)	62,777	6,476,075
Sea Ltd. (Taiwan), ADR*	116,381	26,035,594
Spotify Technology SA*	7,947	1,859,836
Take-Two Interactive Software, Inc.*	6,435	1,143,628
Ubisoft Entertainment SA (France)*	8,007	392,679
Universal Music Group NV (Netherlands)	79,918	2,248,319
Walt Disney Co. (The)*	148,705	23,032,917
World Wrestling Entertainment, Inc. (Class A Stock)(a)	30,080	1,484,147
Zynga, Inc. (Class A Stock)*	7,085	45,344

		179,000,695

Equity Real Estate Investment Trusts (REITs) — 2.1%
Acadia Realty Trust	70,709	1,543,577
Aedifica SA (Belgium)	6,574	859,848
Agree Realty Corp.	3,500	249,760
Alexandria Real Estate Equities, Inc.	24,797	5,528,739
American Assets Trust, Inc.	20,400	765,612
American Campus Communities, Inc.	97,355	5,577,468
American Finance Trust, Inc.	55,900	510,367
American Homes 4 Rent (Class A Stock)	38,418	1,675,409
American Tower Corp.	17,883	5,230,777
Americold Realty Trust	3,550	116,404
Apartment Income REIT Corp.	68,115	3,723,847
Apartment Investment & Management Co. (Class A Stock)*	52,000	401,440
Apple Hospitality REIT, Inc.	473,200	7,642,180
AvalonBay Communities, Inc.	38,264	9,665,104
Aventus Group (Australia)	186,152	487,524
Big Yellow Group PLC (United Kingdom)	68,609	1,588,189
Boston Properties, Inc.	19,032	2,192,106
Braemar Hotels & Resorts, Inc.*	36,900	188,190
British Land Co. PLC (The) (United Kingdom)	56,766	407,234
Brixmor Property Group, Inc.	4,005	101,767
Camden Property Trust.	27,990	5,001,253
Canadian Apartment Properties REIT (Canada)	15,547	736,945
Capital & Counties Properties PLC (United Kingdom)	378,383	863,740

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
CapitaLand Integrated Commercial Trust (Singapore)	1,166,751	$1,766,672
Charter Hall Group (Australia)	474,951	7,104,428
City Office REIT, Inc.	33,600	662,592
Community Healthcare Trust, Inc.	19,684	930,463
CorePoint Lodging, Inc.*	24,700	387,790
Corporate Office Properties Trust	41,600	1,163,552
Cousins Properties, Inc.	135,089	5,441,385
Covivio (France)	718	59,013
CubeSmart	33,796	1,923,330
CyrusOne, Inc.	1,685	151,178
Daiwa House REIT Investment Corp. (Japan)	345	1,046,894
Daiwa Office Investment Corp. (Japan)	30	182,511
Dexus (Australia)	972,368	7,893,311
DiamondRock Hospitality Co.*	212,700	2,044,047
Digital Core REIT Management Pte Ltd. (Singapore)*	371,472	430,908
Digital Realty Trust, Inc.	18,503	3,272,626
Diversified Healthcare Trust	247,600	765,084
Douglas Emmett, Inc.	26,024	871,804
Duke Realty Corp.	37,437	2,457,365
EPR Properties	37,710	1,790,848
Equinix, Inc.	4,670	3,950,073
Equity LifeStyle Properties, Inc.	1,110	97,303
Equity Residential	92,817	8,399,938
Essential Properties Realty Trust, Inc.	87,393	2,519,540
Essex Property Trust, Inc.	8,526	3,003,113
Extra Space Storage, Inc.	51,699	11,721,714
Federal Realty Investment Trust.	14,145	1,928,246
First Industrial Realty Trust, Inc.	17,217	1,139,765
Franklin Street Properties Corp.	99,954	594,726
Frasers Centrepoint Trust (Singapore)	291,850	500,208
Gaming & Leisure Properties, Inc.	281,813	13,713,021
GEO Group, Inc. (The)(a)	126,695	981,886
Global Medical REIT, Inc.	88,141	1,564,503
GLP J-REIT (Japan)	631	1,091,556
Goodman Group (Australia)	997,809	19,252,126
GPT Group (The) (Australia)	433,359	1,711,726
Growthpoint Properties Australia Ltd. (Australia)	68,325	216,555
Healthcare Trust of America, Inc. (Class A Stock)	31,202	1,041,835
Healthpeak Properties, Inc.	7,300	263,457
Hersha Hospitality Trust*	101,700	932,589
Highwoods Properties, Inc.	55,395	2,470,063
Host Hotels & Resorts, Inc.*	86,881	1,510,861
Hudson Pacific Properties, Inc.	1,985	49,049
Ichigo Office REIT Investment Corp. (Japan)	2,131	1,537,542
Independence Realty Trust, Inc.(a)	55,273	1,427,702
Ingenia Communities Group (Australia)	221,487	1,000,969
Inmobiliaria Colonial Socimi SA (Spain)	71,633	672,129
InterRent Real Estate Investment Trust (Canada)	70,246	961,270
Invincible Investment Corp. (Japan)	2,286	722,649
Invitation Homes, Inc.	68,203	3,092,324
Iron Mountain, Inc.	1,145	59,918

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Japan Hotel REIT Investment Corp. (Japan)	1,404	$685,384
JBG SMITH Properties	1,655	47,515
Kilroy Realty Corp.	1,580	105,007
Kimco Realty Corp.	113,801	2,805,195
Kite Realty Group Trust	210,900	4,593,402
Klepierre SA (France)*	31,762	752,880
Lamar Advertising Co. (Class A Stock)	83,850	10,171,005
Life Storage, Inc.	22,553	3,454,669
Link REIT (Hong Kong)	451,387	3,972,304
Mapletree Logistics Trust (Singapore)	273,649	385,572
Medical Properties Trust, Inc.	7,965	188,213
Merlin Properties Socimi SA (Spain)	32,616	359,981
MGM Growth Properties LLC (Class A Stock)	28,436	1,161,611
Mid-America Apartment Communities, Inc.	1,568	359,762
Mirvac Group (Australia)	420,540	891,873
Mitsui Fudosan Logistics Park, Inc. (Japan)	149	835,658
National Retail Properties, Inc.	2,350	112,964
National Storage REIT (Australia)	422,946	818,443
NETSTREIT Corp.	23,280	533,112
Nippon Building Fund, Inc. (Japan)	276	1,609,725
Nippon Prologis REIT, Inc. (Japan)	320	1,132,672
Nomura Real Estate Master Fund, Inc. (Japan)	876	1,233,194
Omega Healthcare Investors, Inc.	3,245	96,020
Orion Office REIT, Inc.*	748	13,965
Outfront Media, Inc.	67,200	1,802,304
Park Hotels & Resorts, Inc.*(a)	321,103	6,062,425
Pebblebrook Hotel Trust(a)	47,300	1,058,101
Phillips Edison & Co., Inc.(a)	20,914	690,999
Piedmont Office Realty Trust, Inc. (Class A Stock)	181,500	3,335,970
Plymouth Industrial REIT, Inc.(a)	16,907	541,024
PotlatchDeltic Corp.	26,300	1,583,786
Prologis, Inc.	212,181	35,722,793
Public Storage	25,494	9,549,033
Rayonier, Inc.	1,865	75,271
Realty Income Corp.	134,171	9,605,302
Regency Centers Corp.	2,290	172,551
Retail Opportunity Investments Corp.	27,799	544,860
Rexford Industrial Realty, Inc.	42,373	3,436,874
RLJ Lodging Trust	93,300	1,299,669
RPT Realty	40,800	545,904
Ryman Hospitality Properties, Inc.*	30,200	2,777,192
Sabra Health Care REIT, Inc.	135,100	1,829,254
Safehold, Inc.(a)	3,800	303,430
Safestore Holdings PLC (United Kingdom)	143,974	2,746,284
Sasseur Real Estate Investment Trust (Singapore)	2,185,200	1,371,406
SBA Communications Corp.	56,913	22,140,295
Segro PLC (United Kingdom)	247,420	4,809,921
Service Properties Trust	172,900	1,519,791
Simon Property Group, Inc.	37,738	6,029,400
SL Green Realty Corp.	905	64,888
Spirit Realty Capital, Inc.	1,615	77,827

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Stockland (Australia)	2,812,636	$8,674,325
STORE Capital Corp.	3,285	113,004
Summit Hotel Properties, Inc.*	134,007	1,307,908
Summit Industrial Income REIT (Canada)	110,646	2,055,560
Sun Communities, Inc.(a)	34,514	7,246,905
Tritax Big Box REIT PLC (United Kingdom)	384,715	1,296,575
UDR, Inc.	25,840	1,550,142
Unibail-Rodamco-Westfield (France)*	14,501	1,015,623
Urban Edge Properties	86,000	1,634,000
Ventas, Inc.	24,745	1,264,964
VICI Properties, Inc.(a)	37,644	1,133,461
Vornado Realty Trust	2,385	99,836
Warehouses De Pauw CVA (Belgium)	11,556	555,175
Welltower, Inc.	68,115	5,842,224
Weyerhaeuser Co.	249,700	10,282,646
Whitestone REIT	112,800	1,142,664
WP Carey, Inc.	2,485	203,894
Xenia Hotels & Resorts, Inc.*	67,200	1,216,992

		386,184,215

Food & Staples Retailing — 0.8%
Albertson’s Cos., Inc. (Class A Stock)	2,100	63,399
Alimentation Couche-Tard, Inc. (Canada)	3,300	138,266
Avenue Supermarts Ltd. (India), 144A*	24,051	1,514,996
BIM Birlesik Magazalar A/S (Turkey)	139,078	646,358
BJ’s Wholesale Club Holdings, Inc.*(a)	13,876	929,276
Carrefour SA (France)	69,156	1,267,653
Casey’s General Stores, Inc.	504	99,464
Cencosud SA (Chile)	636,176	1,064,027
Chefs’ Warehouse, Inc. (The)*	6,000	199,800
Costco Wholesale Corp.	50,843	28,863,571
E-MART, Inc. (South Korea)	140	17,797
Empire Co. Ltd. (Canada) (Class A Stock)	62,900	1,916,412
Etablissements Franz Colruyt NV (Belgium)	5,987	253,715
George Weston Ltd. (Canada)	19,200	2,226,074
GrainCorp Ltd. (Australia) (Class A Stock)	106,841	642,912
Grocery Outlet Holding Corp.*	1,180	33,370
Jeronimo Martins SGPS SA (Portugal)	135,471	3,095,016
Kesko OYJ (Finland) (Class B Stock)	25,513	851,179
Koninklijke Ahold Delhaize NV (Netherlands)	752,657	25,796,465
Kroger Co. (The)	155,280	7,027,973
Loblaw Cos. Ltd. (Canada)	87,900	7,201,831
Magnit PJSC (Russia), GDR	25,795	387,777
Metcash Ltd. (Australia)	86,828	284,536
Metro, Inc. (Canada)	17,000	904,731
Performance Food Group Co.*	39,365	1,806,460
PriceSmart, Inc.	12,100	885,357
Sheng Siong Group Ltd. (Singapore)	186,000	201,343
Shoprite Holdings Ltd. (South Africa)	3,764	49,349
Tesco PLC (United Kingdom)	4,056,224	15,922,068
US Foods Holding Corp.*	2,990	104,142
Walgreens Boots Alliance, Inc.(a)	98,475	5,136,456

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Food & Staples Retailing (cont’d.)
Wal-Mart de Mexico SAB de CV (Mexico)	38,700	$144,061
Walmart, Inc.	288,159	41,693,726
X5 Retail Group NV (Russia), GDR	31,011	807,131

		152,176,691

Food Products — 0.8%
Adecoagro SA (Brazil)*	49,617	381,059
Archer-Daniels-Midland Co.	154,705	10,456,511
Austevoll Seafood ASA (Norway)	112,698	1,360,357
Beyond Meat, Inc.*	95	6,190
Bunge Ltd.	40,745	3,803,953
Campbell Soup Co.	2,640	114,734
Charoen Pokphand Indonesia Tbk PT (Indonesia)	52,400	21,875
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	14	1,882,375
Conagra Brands, Inc.	6,340	216,511
Darling Ingredients, Inc.*	125,258	8,679,127
Elders Ltd. (Australia)	24,395	218,103
Flowers Foods, Inc.	2,520	69,224
General Mills, Inc.	8,230	554,537
Glanbia PLC (Ireland)	91,397	1,280,285
Grupo Bimbo SAB de CV (Mexico) (Class A Stock)	11,400	35,126
Hain Celestial Group, Inc. (The)*	1,130	48,149
Hershey Co. (The)	14,105	2,728,894
Hormel Foods Corp.	3,800	185,478
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	19,200	11,732
Indofood Sukses Makmur Tbk PT (Indonesia)	1,380,500	613,566
Inghams Group Ltd. (Australia)	263,854	673,685
Ingredion, Inc.	6,315	610,282
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	2,800	18,233
IOI Corp. Bhd (Malaysia)	19,200	17,188
J.M. Smucker Co. (The)	1,410	191,506
JBS SA	415,800	2,834,300
John B. Sanfilippo & Son, Inc.	7,600	685,216
Kellogg Co.	1,895	122,076
Kraft Heinz Co. (The)	385,890	13,853,451
Kuala Lumpur Kepong Bhd (Malaysia)	7,500	39,241
Lamb Weston Holdings, Inc.	1,390	88,098
McCormick & Co., Inc.	3,380	326,542
Mission Produce, Inc.*	19,900	312,430
Mondelez International, Inc. (Class A Stock)	374,048	24,803,123
Morinaga Milk Industry Co. Ltd. (Japan)	11,700	555,811
Nestle SA (Switzerland)	184,212	25,781,432
Nippon Suisan Kaisha Ltd. (Japan)	550,900	2,601,394
Nisshin Oillio Group Ltd. (The) (Japan)	26,800	675,511
Orkla ASA (Norway)	75,480	757,343
Pilgrim’s Pride Corp.*	350	9,870
Post Holdings, Inc.*	796	89,733
Premier Foods PLC (United Kingdom)	656,977	999,566
Sanderson Farms, Inc.	28,800	5,503,104
Seaboard Corp.	4	15,740

	Shares	Value

COMMON STOCKS (continued)
Food Products (cont’d.)
Simply Good Foods Co. (The)*	4,800	$199,536
Tate & Lyle PLC (United Kingdom)	380,384	3,406,466
Thai Union Group PCL (Thailand)	740,500	432,747
Tyson Foods, Inc. (Class A Stock)	243,815	21,250,915
Viscofan SA (Spain)	3,807	246,494
Want Want China Holdings Ltd. (China)	35,000	32,108
WH Group Ltd. (Hong Kong), 144A	805,860	505,134
Wilmar International Ltd. (China)	2,504,600	7,720,134

		148,026,195

Gas Utilities — 0.1%
Atmos Energy Corp.	1,745	182,824
Beijing Enterprises Holdings Ltd. (China)	8,500	29,346
Enagas SA (Spain)	30,264	702,996
GAIL India Ltd. (India)	24,901	43,308
Italgas SpA (Italy)	652,620	4,493,206
Kunlun Energy Co. Ltd. (China)	30,000	28,166
National Fuel Gas Co.	1,180	75,449
Naturgy Energy Group SA (Spain)	32,599	1,061,206
Nippon Gas Co. Ltd. (Japan)	14,500	192,116
ONE Gas, Inc.	36,700	2,847,553
Osaka Gas Co. Ltd. (Japan)	41,500	687,256
Rubis SCA (France)	8,640	258,221
Snam SpA (Italy)	197,530	1,190,550
UGI Corp.	104,625	4,803,334

		16,595,531

Health Care Equipment & Supplies — 1.5%
Abbott Laboratories	411,449	57,907,332
Alcon, Inc. (Switzerland)	63,447	5,596,084
Align Technology, Inc.*	19,900	13,077,882
AngioDynamics, Inc.*	48,400	1,334,872
Ansell Ltd. (Australia)	20,283	465,113
AtriCure, Inc.*	6,600	458,898
Baxter International, Inc.	6,780	581,995
Becton, Dickinson & Co.	97,551	24,532,125
BioLife Solutions, Inc.*	5,596	208,563
Boston Scientific Corp.*	484,835	20,595,791
Coloplast A/S (Denmark) (Class B Stock)	5,351	940,780
CONMED Corp.	2,100	297,696
Cooper Cos., Inc. (The)	650	272,311
Cutera, Inc.*	7,000	289,240
DENTSPLY SIRONA, Inc.	140,135	7,818,132
Dexcom, Inc.*	10,083	5,414,067
Edwards Lifesciences Corp.*	134,200	17,385,610
El.En. SpA (Italy)	12,480	221,444
Envista Holdings Corp.*	2,170	97,780
Figs, Inc. (Class A Stock)*	880	24,253
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	41,031	919,769
Getinge AB (Sweden) (Class B Stock)	243,670	10,641,006
Globus Medical, Inc. (Class A Stock)*	3,475	250,895
Hartalega Holdings Bhd (Malaysia)	548,200	754,116
Heska Corp.*	1,000	182,490
Hologic, Inc.*	3,380	258,773
Hoya Corp. (Japan)	44,000	6,527,165
ICU Medical, Inc.*	275	65,269

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
IDEXX Laboratories, Inc.*	10,900	$7,177,214
Inari Medical, Inc.*	7,479	682,608
Inmode Ltd.*	4,600	324,668
Inogen, Inc.*	9,100	309,400
Intco Medical Technology Co. Ltd. (China) (Class A Stock)	11,125	101,069
Integer Holdings Corp.*	40,700	3,483,513
Integra LifeSciences Holdings Corp.*	970	64,980
Intuitive Surgical, Inc.*	38,401	13,797,479
iRadimed Corp.*	4,200	194,082
Kossan Rubber Industries Bhd (Malaysia)	386,900	178,496
Lantheus Holdings, Inc.*	77,800	2,247,642
LeMaitre Vascular, Inc.	11,200	562,576
Masimo Corp.*	190	55,628
Medtronic PLC.	315,367	32,624,716
Menicon Co. Ltd. (Japan)	141,188	4,178,559
Merit Medical Systems, Inc.*	54,300	3,382,890
Mesa Laboratories, Inc.	1,500	492,135
Natus Medical, Inc.*	25,000	593,250
Neogen Corp.*	66,400	3,015,224
Nihon Kohden Corp. (Japan)	6,500	178,259
Olympus Corp. (Japan)	20,400	470,425
Ortho Clinical Diagnostics Holdings PLC*	95,856	2,050,360
Outset Medical, Inc.*(a)	13,169	606,959
Quidel Corp.*	480	64,795
ResMed, Inc.	185	48,189
Shockwave Medical, Inc.*	11,500	2,050,795
Silk Road Medical, Inc.*	10,682	455,160
Sonova Holding AG (Switzerland)	9,320	3,645,649
Sri Trang Gloves Thailand PCL (Thailand)	454,800	412,247
STAAR Surgical Co.*	14,200	1,296,460
STERIS PLC	1,008	245,357
Straumann Holding AG (Switzerland)	7,145	15,188,288
Stryker Corp.	2,693	720,162
Tandem Diabetes Care, Inc.*	50	7,526
Teleflex, Inc.	516	169,496
Top Glove Corp. Bhd (Malaysia)	2,786,800	1,734,843
Zimmer Biomet Holdings, Inc.	2,808	356,728

		280,287,278

Health Care Providers & Services — 1.5%
Acadia Healthcare Co., Inc.*	137,167	8,326,037
agilon health, Inc.*	60	1,620
Amedisys, Inc.*	1,232	199,436
AmerisourceBergen Corp.	1,988	264,185
AMN Healthcare Services, Inc.*	2,900	354,757
Amplifon SpA (Italy)	70,608	3,803,572
Anthem, Inc.	66,803	30,965,863
Apollo Hospitals Enterprise Ltd. (India)	21,829	1,475,557
Aveanna Healthcare Holdings, Inc.*	85,100	629,740
BML, Inc. (Japan)	5,500	171,070
Cardinal Health, Inc.	1,610	82,899
Centene Corp.*	7,800	642,720
Chemed Corp.	155	82,001
Cigna Corp.	81,595	18,736,660
Community Health Systems, Inc.*	129,600	1,724,976

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
CorVel Corp.*	10,400	$2,163,200
CVS Health Corp.	106,155	10,950,950
DaVita, Inc.*	286	32,535
Dr. Lal PathLabs Ltd. (India), 144A	22,317	1,148,134
Encompass Health Corp.	565	36,872
Ensign Group, Inc. (The)	40,700	3,417,172
Fresenius SE & Co. KGaA (Germany)	253,250	10,186,488
Galenica AG (Switzerland), 144A	5,064	380,657
H.U. Group Holdings, Inc. (Japan)	22,500	571,877
HCA Healthcare, Inc.	67,100	17,239,332
Henry Schein, Inc.*	1,890	146,532
Humana, Inc.	1,740	807,116
Laboratory Corp. of America Holdings*	82,270	25,850,057
McKesson Corp.	36,304	9,024,085
Medipal Holdings Corp. (Japan)	167,200	3,136,136
ModivCare, Inc.*	2,800	415,212
Molina Healthcare, Inc.*	56,191	17,873,233
National HealthCare Corp.	8,600	584,284
NMC Health PLC (United Arab Emirates)*^	21,382	3
Oak Street Health, Inc.*	135	4,474
Premier, Inc. (Class A Stock)	1,645	67,725
Progyny, Inc.*(a)	16,360	823,726
Quest Diagnostics, Inc.	1,632	282,352
Select Medical Holdings Corp.	104,700	3,078,180
Signify Health, Inc. (Class A Stock)*	855	12,158
Sonic Healthcare Ltd. (Australia)	402,608	13,676,650
Summerset Group Holdings Ltd. (New Zealand)	190,249	1,783,899
Toho Holdings Co. Ltd. (Japan)	92,900	1,415,977
UnitedHealth Group, Inc.	159,144	79,912,568
Universal Health Services, Inc. (Class B Stock)	977	126,678

		272,609,355

Health Care Technology — 0.1%
Cerner Corp.	4,025	373,802
Certara, Inc.*	485	13,784
Change Healthcare, Inc.*	3,400	72,692
Computer Programs & Systems, Inc.*(a)	32,000	937,600
Definitive Healthcare Corp.*(a)	18,064	493,689
Inspire Medical Systems, Inc.*	8,200	1,886,492
Multiplan Corp.*(a)	83,800	371,234
NextGen Healthcare, Inc.*	88,600	1,576,194
Omnicell, Inc.*	23,900	4,312,516
Phreesia, Inc.*	8,000	333,280
Sophia Genetics SA (Switzerland)*(a)	21,086	297,312
Teladoc Health, Inc.*	2,057	188,874
Veeva Systems, Inc. (Class A Stock)*	6,300	1,609,524

		12,466,993

Hotels, Restaurants & Leisure — 1.2%
888 Holdings PLC (United Kingdom)	574,541	2,345,411
Accel Entertainment, Inc.*	21,600	281,232
Airbnb, Inc. (Class A Stock)*	53,480	8,903,885
Aramark	3,105	114,419
Aristocrat Leisure Ltd. (Australia)	59,806	1,895,975
Bally’s Corp.*(a)	12,494	475,522

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Biglari Holdings, Inc. (Class B Stock)*	2,340	$333,614
Bloomin’ Brands, Inc.*	85,254	1,788,629
Bluegreen Vacations Holding Corp.*	5,700	200,070
Booking Holdings, Inc.*	10,700	25,671,761
Boyd Gaming Corp.*	875	57,374
Brinker International, Inc.*(a)	48,800	1,785,592
Caesars Entertainment, Inc.*	1,050	98,207
Carnival Corp.*	11,485	231,078
Chipotle Mexican Grill, Inc.*	4,896	8,559,432
Chuy’s Holdings, Inc.*	16,300	490,956
Darden Restaurants, Inc.	18,580	2,798,891
Del Taco Restaurants, Inc.	150,100	1,868,745
Domino’s Pizza, Inc.	160	90,293
Evolution AB (Sweden), 144A	56,721	8,040,248
Greggs PLC (United Kingdom)	78,261	3,537,702
Hilton Grand Vacations, Inc.*	13,400	698,274
Hilton Worldwide Holdings, Inc.*	16,614	2,591,618
Hyatt Hotels Corp. (Class A Stock)*	88,645	8,501,055
InterContinental Hotels Group PLC (United Kingdom)*	17,836	1,154,566
Jack in the Box, Inc.	18,000	1,574,640
Jubilant Foodworks Ltd. (India)	7,309	353,031
Kambi Group PLC (Malta)*	30,940	881,141
Kindred Group PLC (Malta), SDR	259,455	3,077,262
Kura Sushi USA, Inc. (Class A Stock)*	2,800	226,352
La Francaise des Jeux SAEM (France), 144A	9,612	425,814
MakeMyTrip Ltd. (India)*(a)	68,033	1,885,194
Marriott International, Inc. (Class A Stock)*	95,487	15,778,272
Marriott Vacations Worldwide Corp.	570	96,319
McDonald’s Corp.	189,553	50,813,473
McDonald’s Holdings Co. Japan Ltd. (Japan)	180,400	7,985,670
MGM Resorts International	91,979	4,128,018
Minor International PCL (Thailand)*	1,978,091	1,700,133
Norwegian Cruise Line Holdings Ltd.*	5,000	103,700
OPAP SA (Greece)	3,196	45,424
Penn National Gaming, Inc.*(a)	11,917	617,896
Planet Fitness, Inc. (Class A Stock)*	126,650	11,471,957
Playtech PLC (United Kingdom)*	28,931	286,671
RCI Hospitality Holdings, Inc.	13,100	1,020,228
Red Rock Resorts, Inc. (Class A Stock)(a)	74,600	4,103,746
Royal Caribbean Cruises Ltd.*(a)	65,362	5,026,338
Rush Street Interactive, Inc.*	24,462	403,623
SeaWorld Entertainment, Inc.*	55,800	3,619,188
Six Flags Entertainment Corp.*	645	27,464
Sodexo SA (France)	8,532	749,460
Starbucks Corp.	137,800	16,118,466
Sweetgreen, Inc. (Class A Stock)*(a)	5,493	175,776
Texas Roadhouse, Inc.	24,600	2,196,288
Toridoll Holdings Corp. (Japan)	8,000	173,051
Travel + Leisure Co.	385	21,279
Wyndham Hotels & Resorts, Inc.	460	41,239
Yum China Holdings, Inc. (China)	5,255	261,909
Yum! Brands, Inc.	10,875	1,510,103

		219,413,674

	Shares	Value

COMMON STOCKS (continued)
Household Durables — 0.4%
Barratt Developments PLC (United Kingdom)	185,100	$1,871,216
Beazer Homes USA, Inc.*	8,500	197,370
Bellway PLC (United Kingdom)	23,787	1,072,786
Berkeley Group Holdings PLC (United Kingdom)	14,799	955,269
Cavco Industries, Inc.*	5,700	1,810,605
Century Communities, Inc.	13,741	1,123,876
Coway Co. Ltd. (South Korea)*	798	49,514
D.R. Horton, Inc.	47,967	5,202,021
De’ Longhi SpA (Italy)	20,485	734,734
Ecovacs Robotics Co. Ltd. (China) (Class A Stock)	3,300	78,269
Garmin Ltd.	2,036	277,242
Iida Group Holdings Co. Ltd. (Japan)	276,200	6,433,050
KB Home	10,200	456,246
Ki-Star Real Estate Co. Ltd. (Japan)	7,500	581,819
Leggett & Platt, Inc.	1,795	73,882
Lennar Corp. (Class A Stock)	96,195	11,174,011
Lennar Corp. (Class B Stock)	210	20,080
M/I Homes, Inc.*	10,100	628,018
Mohawk Industries, Inc.*	785	143,011
Newell Brands, Inc.	5,160	112,694
Nien Made Enterprise Co. Ltd. (Taiwan)	64,000	952,521
NVR, Inc.*	15	88,633
Open House Group Co. Ltd. (Japan)	7,700	403,256
Oppein Home Group, Inc. (China) (Class A Stock)	4,700	108,893
Panasonic Corp. (Japan)	425,800	4,689,656
Persimmon PLC (United Kingdom)	54,595	2,109,390
PulteGroup, Inc.	2,465	140,899
Redrow PLC (United Kingdom)	326,790	3,101,245
Rinnai Corp. (Japan)	3,300	297,741
Skyline Champion Corp.*	91,700	7,242,466
Sony Group Corp. (Japan)	22,800	2,870,831
Tamron Co. Ltd. (Japan)	26,100	647,488
Toll Brothers, Inc.	167,961	12,158,697
TopBuild Corp.*	80	22,073
Tri Pointe Homes, Inc.*	113,300	3,159,937
Vistry Group PLC (United Kingdom)	72,750	1,164,705
Whirlpool Corp.	815	191,248

		72,345,392

Household Products — 0.3%
Church & Dwight Co., Inc.	3,145	322,363
Clorox Co. (The)	323	56,318
Colgate-Palmolive Co.	5,320	454,009
Essity AB (Sweden) (Class B Stock)	60,301	1,968,783
Henkel AG & Co. KGaA (Germany)	11,651	908,934
Hindustan Unilever Ltd. (India)	42,916	1,362,259
Kimberly-Clark Corp.	2,256	322,428
Procter & Gamble Co. (The)	338,476	55,367,904
Reynolds Consumer Products, Inc.	735	23,079
Spectrum Brands Holdings, Inc.	570	57,980

		60,844,057

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	714,705	17,367,331

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Independent Power & Renewable Electricity Producers (cont’d.)
Brookfield Renewable Corp. (Class A Stock)	20,995	$773,246
Clearway Energy, Inc. (Class A Stock)	6,600	220,968
Clearway Energy, Inc. (Class C Stock)	12,000	432,360
Colbun SA (Chile)	1,175,895	95,645
Electric Power Development Co. Ltd. (Japan)	17,700	235,183
Engie Brasil Energia SA (Brazil)	128,900	883,395
Huadian Power International Corp. Ltd. (China) (Class A Stock)	123,500	103,742
NextEra Energy Partners LP(a)	9,735	821,634
NTPC Ltd. (India)	35,445	59,445
Uniper SE (Germany)	18,277	868,548
Vistra Corp.	6,475	147,436

		22,008,933

Industrial Conglomerates — 0.3%
3M Co.	29,265	5,198,342
CITIC Ltd. (China)	1,290,000	1,273,177
CK Hutchison Holdings Ltd. (United Kingdom)	110,000	709,341
DCC PLC (United Kingdom)	5,159	422,266
General Electric Co.	14,727	1,391,260
Honeywell International, Inc.	160,344	33,433,327
Industries Qatar QSC (Qatar)	66,002	280,483
Jardine Matheson Holdings Ltd. (Hong Kong)	14,000	768,305
KOC Holding A/S (Turkey)	364,077	781,845
LG Corp. (South Korea)*	1,759	118,645
Nisshinbo Holdings, Inc. (Japan)	183,500	1,397,683
Roper Technologies, Inc.	1,412	694,506
Samsung C&T Corp. (South Korea)*	610	60,698
Shun Tak Holdings Ltd. (Hong Kong)*	9,296,000	2,562,690
Toshiba Corp. (Japan)	40,500	1,664,369
Turkiye Sise ve Cam Fabrikalari A/S (Turkey)	2,300,883	2,322,961

		53,079,898

Insurance — 1.6%
Aflac, Inc.	59,665	3,483,839
Ageas SA/NV (Belgium)	12,124	628,141
AIA Group Ltd. (Hong Kong)	42,200	425,484
Alleghany Corp.*	8,610	5,747,950
Allianz SE (Germany)	93,444	22,038,072
Allstate Corp. (The)	4,013	472,129
American Equity Investment Life Holding Co.	20,700	805,644
American Financial Group, Inc.	13,003	1,785,572
American International Group, Inc.	148,245	8,429,211
Aon PLC (Class A Stock)	1,280	384,717
Arch Capital Group Ltd.*	276,055	12,270,645
Argo Group International Holdings Ltd.	28,000	1,627,080
Arthur J. Gallagher & Co.	8,238	1,397,741
ASR Nederland NV (Netherlands)	202,441	9,342,442
Assicurazioni Generali SpA (Italy)	42,570	901,282
Assurant, Inc.	890	138,715
Assured Guaranty Ltd.	1,190	59,738
Athene Holding Ltd. (Class A Stock)*	1,700	141,661
AXA SA (France)	30,572	912,872

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Axis Capital Holdings Ltd.	23,863	$1,299,818
Brighthouse Financial, Inc.*	1,325	68,635
Brown & Brown, Inc.	3,220	226,302
Cathay Financial Holding Co. Ltd. (Taiwan)	70,000	158,566
China Development Financial Holding Corp. (Taiwan)	98,000	61,949
China Life Insurance Co. Ltd. (China) (Class H Stock)	56,000	92,683
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	19,600	53,094
China Taiping Insurance Holdings Co. Ltd. (China)	12,000	16,480
Chubb Ltd.	299,984	57,989,907
Cincinnati Financial Corp.	2,119	241,418
CNA Financial Corp.	650	28,652
Dai-ichi Life Holdings, Inc. (Japan)	410,100	8,287,240
DB Insurance Co. Ltd. (South Korea)*	18,957	858,499
Employers Holdings, Inc.	21,200	877,256
Enstar Group Ltd.*(a)	6,800	1,683,612
Erie Indemnity Co. (Class A Stock)	157	30,248
Everest Re Group Ltd.	465	127,373
Fairfax Financial Holdings Ltd. (Canada)	4,100	2,016,826
Fidelity National Financial, Inc.	42,370	2,210,867
First American Financial Corp.	1,585	123,995
Fubon Financial Holding Co. Ltd. (Taiwan)	215,762	597,366
Globe Life, Inc.	1,485	139,174
GoHealth, Inc. (Class A Stock)*	2,415	9,153
Great-West Lifeco, Inc. (Canada)(a)	34,300	1,029,312
Hanover Insurance Group, Inc. (The)	575	75,359
Hartford Financial Services Group, Inc. (The)	33,190	2,291,438
HDFC Life Insurance Co. Ltd. (India), 144A	194,517	1,699,021
iA Financial Corp., Inc. (Canada)	18,100	1,035,676
Intact Financial Corp. (Canada)	7,100	922,868
Japan Post Holdings Co. Ltd. (Japan)	983,100	7,668,470
Japan Post Insurance Co. Ltd. (Japan)	22,500	361,433
Just Group PLC (United Kingdom)*	514,639	581,790
Kemper Corp.	975	57,320
Legal & General Group PLC (United Kingdom)	591,597	2,377,378
Lemonade, Inc.*	670	28,214
Lincoln National Corp.	2,315	158,022
Loews Corp.	3,175	183,388
Manulife Financial Corp. (Canada)	82,300	1,568,641
Mapfre SA (Spain)	110,300	226,459
Markel Corp.*	161	198,674
Marsh & McLennan Cos., Inc.	91,278	15,865,942
Mercury General Corp.	585	31,040
MetLife, Inc.	703,130	43,938,594
New China Life Insurance Co. Ltd. (China) (Class H Stock)	157,300	420,801
NN Group NV (Netherlands)	306,717	16,683,767
Old Mutual Ltd. (South Africa)	34,654	28,459
Old Republic International Corp.	373,165	9,172,396

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
People’s Insurance Co. Group of China Ltd. (The) (China) (Class H Stock)	62,000	$18,768
Phoenix Holdings Ltd. (The) (Israel)	51,244	661,564
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	104,000	84,896
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	2,500	18,013
Poste Italiane SpA (Italy), 144A	693,572	9,080,739
Power Corp. of Canada (Canada)	75,000	2,478,359
Primerica, Inc.	598	91,655
Principal Financial Group, Inc.	3,780	273,407
Progressive Corp. (The)	8,015	822,740
Reinsurance Group of America, Inc.	92,901	10,171,730
RenaissanceRe Holdings Ltd. (Bermuda)	38,447	6,510,230
Ryan Specialty Group Holdings, Inc. (Class A Stock)*(a)	31,231	1,260,171
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	222	37,338
SCOR SE (France)	14,432	451,191
Selective Insurance Group, Inc.	18,400	1,507,696
Shin Kong Financial Holding Co. Ltd. (Taiwan)	84,000	33,547
SiriusPoint Ltd. (Bermuda)*	37,100	301,623
Sompo Holdings, Inc. (Japan)	51,300	2,162,394
Steadfast Group Ltd. (Australia)	82,502	314,820
Stewart Information Services Corp.	30,700	2,447,711
Sun Life Financial, Inc. (Canada)	15,800	879,464
Swiss Life Holding AG (Switzerland)	3,082	1,884,863
T&D Holdings, Inc. (Japan)	54,000	688,879
Travelers Cos., Inc. (The)	3,429	536,398
Unipol Gruppo SpA (Italy)	321,784	1,748,117
Universal Insurance Holdings, Inc.	19,700	334,900
Unum Group	3,250	79,852
W.R. Berkley Corp.	2,020	166,428
White Mountains Insurance Group Ltd.	50	50,695
Willis Towers Watson PLC	1,745	414,420

		300,309,118

Interactive Media & Services — 2.5%
Alphabet, Inc. (Class A Stock)*	68,722	199,090,383
Alphabet, Inc. (Class C Stock)*	41,572	120,292,323
Auto Trader Group PLC (United Kingdom), 144A	87,890	880,377
Cars.com, Inc.*	47,200	759,448
Eventbrite, Inc. (Class A Stock)*(a)	59,000	1,028,960
IAC/InterActiveCorp*	1,040	135,938
Info Edge India Ltd. (India)	570	42,772
Kakao Corp. (South Korea)	2,271	214,038
Kanzhun Ltd. (China), ADR*	27,726	967,083
Match Group, Inc.*	57,431	7,595,250
Meta Platforms, Inc. (Class A Stock)*	322,942	108,621,542
NAVER Corp. (South Korea)*	7,593	2,417,150
QuinStreet, Inc.*	60,200	1,095,038
Rightmove PLC (United Kingdom)	252,109	2,711,370
Snap, Inc. (Class A Stock)*	191,906	9,025,339
Tencent Holdings Ltd. (China)	35,900	2,086,441
TripAdvisor, Inc.*	515	14,039
Twitter, Inc.*	9,410	406,700

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
Vimeo, Inc.*	18,314	$328,919
Weibo Corp. (China), ADR*(a)	8,700	269,526
Yelp, Inc.*	4,700	170,328
Ziff Davis, Inc.*(a)	9,800	1,086,428
ZoomInfo Technologies, Inc.*(a)	48,716	3,127,567

		462,366,959

Internet & Direct Marketing Retail — 1.5%
Alibaba Group Holding Ltd. (China)*	90,556	1,359,168
Amazon.com, Inc.*	64,317	214,454,746
Coupang, Inc. (South Korea)*(a)	46,751	1,373,544
DoorDash, Inc. (Class A Stock)*	240	35,736
Duluth Holdings, Inc. (Class B Stock)*(a)	40,300	611,754
eBay, Inc.	274,600	18,260,900
JD Health International, Inc. (China), 144A*	2,550	20,073
JD.com, Inc. (China), ADR*	28,194	1,975,554
Liquidity Services, Inc.*	49,700	1,097,376
Meituan (China) (Class B Stock), 144A*	18,100	520,807
MercadoLibre, Inc. (Argentina)*	18,810	25,363,404
momo.com, Inc. (Taiwan)	1,000	58,791
Oisix ra daichi, Inc. (Japan)*	30,800	828,795
Pinduoduo, Inc. (China), ADR*	3,200	186,560
Qurate Retail, Inc. (Class A Stock)(a)	305,030	2,318,228
Revolve Group, Inc.*(a)	23,800	1,333,752
Shutterstock, Inc.	27,700	3,071,376
Wayfair, Inc. (Class A Stock)*	443	84,157
Zomato Ltd. (India)*	1,263,462	2,344,526

		275,299,247

IT Services — 3.0%
Accenture PLC (Class A Stock)	96,380	39,954,329
Adyen NV (Netherlands), 144A*	18,418	48,427,938
Akamai Technologies, Inc.*	2,168	253,743
Alliance Data Systems Corp.	13,476	897,097
Alten SA (France)	1,897	342,113
Amdocs Ltd.	23,065	1,726,185
Automatic Data Processing, Inc.	98,167	24,206,019
Bechtle AG (Germany)	8,150	584,298
Block, Inc.*	58,866	9,507,448
Broadridge Financial Solutions, Inc.	150	27,423
Capgemini SE (France)	62,439	15,314,264
Change, Inc. (Japan)*	11,500	188,934
Cloudflare, Inc. (Class A Stock)*	200	26,300
Cognizant Technology Solutions Corp. (Class A Stock)	68,405	6,068,892
Computacenter PLC (United Kingdom)	77,138	3,043,224
Concentrix Corp.	16,558	2,957,590
Conduent, Inc.*	173,600	927,024
CSG Systems International, Inc.	5,400	311,148
Data#3 Ltd. (Australia)	125,808	538,014
Digital Garage, Inc. (Japan)	14,400	612,233
Dlocal Ltd. (Uruguay)*(a)	112,394	4,011,342
DXC Technology Co.*	3,385	108,963
EPAM Systems, Inc.*	29,100	19,451,895
Euronet Worldwide, Inc.*	204	24,311
EVERTEC, Inc. (Puerto Rico)	4,200	209,916

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
Evo Payments, Inc. (Class A Stock)*	96,872	$2,479,923
ExlService Holdings, Inc.*	27,800	4,024,606
Fastly, Inc. (Class A Stock)*	1,430	50,694
Fidelity National Information Services, Inc.	69,058	7,537,681
Fiserv, Inc.*	7,519	780,397
FleetCor Technologies, Inc.*	840	188,026
Fujitsu Ltd. (Japan)	111,300	19,020,467
Gartner, Inc.*	73,179	24,465,203
Genpact Ltd.	2,355	125,003
Global Payments, Inc.	27,456	3,711,502
Globant SA*	51,649	16,222,434
GMO Payment Gateway, Inc. (Japan)	43,287	5,373,385
GoDaddy, Inc. (Class A Stock)*	2,040	173,114
Grid Dynamics Holdings, Inc.*	27,900	1,059,363
Hackett Group, Inc. (The)	52,000	1,067,560
HCL Technologies Ltd. (India)	362,115	6,448,438
Infosys Ltd. (India)	77,573	1,965,623
International Business Machines Corp.	42,754	5,714,500
International Money Express, Inc.*	40,500	646,380
Itochu Techno-Solutions Corp. (Japan)	21,600	695,235
Jack Henry & Associates, Inc.	757	126,411
Kainos Group PLC (United Kingdom)	7,995	207,878
Keywords Studios PLC (Ireland)	9,075	362,228
Kyndryl Holdings, Inc.*	2,620	47,422
Larsen & Toubro Infotech Ltd. (India), 144A	21,861	2,160,772
Mastercard, Inc. (Class A Stock)	127,224	45,714,128
Maximus, Inc.	2,300	183,241
Mindtree Ltd. (India)	468	30,236
MongoDB, Inc.*	16,200	8,575,470
Mphasis Ltd. (India)	8,782	402,206
NEC Corp. (Japan)	18,200	840,550
NEC Networks & System Integration Corp. (Japan)	16,100	252,650
Nihon Unisys Ltd. (Japan)	6,500	182,235
Nomura Research Institute Ltd. (Japan)	112,500	4,723,045
NSD Co. Ltd. (Japan)	43,500	791,093
NTT Data Corp. (Japan)	207,500	4,452,353
Obic Co. Ltd. (Japan)	3,200	597,666
Okta, Inc.*	16,472	3,692,528
Otsuka Corp. (Japan)	17,200	819,292
Paychex, Inc.	564	76,986
Payoneer Global, Inc.*	54,361	399,553
PayPal Holdings, Inc.*	81,741	15,414,718
Paysafe Ltd.*	7,505	29,345
Perficient, Inc.*	1,800	232,722
Reply SpA (Italy)	20,571	4,177,449
SCSK Corp. (Japan)	28,200	559,945
SHIFT, Inc. (Japan)*	1,100	226,783
Shift4 Payments, Inc. (Class A Stock)*(a)	14,607	846,184
Shopify, Inc. (Canada) (Class A Stock)*	38,035	52,389,029
Snowflake, Inc. (Class A Stock)*	32,337	10,954,159
Softcat PLC (United Kingdom)	12,000	293,815
SolarWinds Corp.	473	6,712
Sopra Steria Group SACA (France)	1,085	194,456
StoneCo Ltd. (Brazil) (Class A Stock)*	205	3,456
Tata Consultancy Services Ltd. (India)	61,496	3,090,076

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
Tech Mahindra Ltd. (India)	331,474	$7,981,071
TELUS International CDA, Inc. (Philippines)*(a)	26,307	869,709
Thoughtworks Holding, Inc.*	90	2,413
TIS, Inc. (Japan)	41,600	1,236,416
Transcosmos, Inc. (Japan)	71,700	2,048,520
TTEC Holdings, Inc.	21,200	1,919,660
Twilio, Inc. (Class A Stock)*	22,039	5,803,750
Uchida Yoko Co. Ltd. (Japan)	12,400	567,070
Unisys Corp.*	60,300	1,240,371
VeriSign, Inc.*	25,126	6,377,481
Visa, Inc. (Class A Stock)(a)	325,333	70,502,914
Western Union Co. (The)	4,155	74,125
WEX, Inc.*	5,030	706,162
Wipro Ltd. (India)	503,731	4,857,025

		548,713,656

Leisure Products — 0.1%
American Outdoor Brands, Inc.*	12,200	243,146
Brunswick Corp.	16,250	1,636,863
Games Workshop Group PLC (United Kingdom)	2,908	392,353
Harvia OYJ (Finland)	20,333	1,355,823
Hasbro, Inc.	1,730	176,079
Hayward Holdings, Inc.*	515	13,509
Johnson Outdoors, Inc. (Class A Stock)	4,800	449,712
MasterCraft Boat Holdings, Inc.*	35,600	1,008,548
MIPS AB (Sweden)	2,198	287,893
Polaris, Inc.	244	26,818
Shimano, Inc. (Japan)	24,800	6,601,489
Smith & Wesson Brands, Inc.	77,700	1,383,060
Thule Group AB (Sweden), 144A	76,770	4,645,358

		18,220,651

Life Sciences Tools & Services — 1.0%
Adaptive Biotechnologies Corp.*	160	4,490
Agilent Technologies, Inc.	26,527	4,235,036
Avantor, Inc.*	121,404	5,115,965
Bio-Rad Laboratories, Inc. (Class A Stock)*	291	219,871
Bruker Corp.	23,800	1,997,058
Charles River Laboratories International, Inc.*	45	16,955
Danaher Corp.	107,146	35,252,105
Divi’s Laboratories Ltd. (India)	53,084	3,345,822
Eurofins Scientific SE (Luxembourg)	177,451	21,985,303
IQVIA Holdings, Inc.*	107,894	30,441,213
Lonza Group AG (Switzerland)	11,879	9,908,596
Medpace Holdings, Inc.*	19,100	4,156,924
PerkinElmer, Inc.	6,781	1,363,388
Pharmaron Beijing Co. Ltd. (China) (Class H Stock), 144A	53,447	824,493
QIAGEN NV*	3,060	170,075
Repligen Corp.*	35	9,269
Samsung Biologics Co. Ltd. (South Korea), 144A*	1,294	984,961
Sartorius Stedim Biotech (France)	7,567	4,155,912
Syneos Health, Inc.*	1,200	123,216
Thermo Fisher Scientific, Inc.	59,739	39,860,250

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (cont’d.)
Waters Corp.*	13,458	$5,014,451
West Pharmaceutical Services, Inc.	6,700	3,142,367
Wuxi Biologics Cayman, Inc. (China), 144A*	74,263	890,800

		173,218,520

Machinery — 1.4%
AGCO Corp.	764	88,639
Alamo Group, Inc.	2,300	338,514
Allison Transmission Holdings, Inc.	305	11,087
Altra Industrial Motion Corp.	61,300	3,161,241
ANDRITZ AG (Austria)	55,069	2,842,137
Ashok Leyland Ltd. (India)	1,544,774	2,554,783
Atlas Copco AB (Sweden) (Class A Stock)	13,668	944,558
Atlas Copco AB (Sweden) (Class B Stock)	39,216	2,300,349
Bucher Industries AG (Switzerland)	3,928	1,940,013
Caterpillar, Inc.	50,865	10,515,830
CKD Corp. (Japan)	30,900	627,066
CNH Industrial NV (United Kingdom)	459,502	8,950,336
Colfax Corp.*	25,757	1,184,049
Crane Co.	34,065	3,465,432
Cummins, Inc.	86,555	18,881,108
Daimler Truck Holding AG (Germany)*	40,498	1,488,776
Deere & Co.	107,088	36,719,404
DMG Mori Co. Ltd. (Japan)	10,500	180,656
Donaldson Co., Inc.	1,495	88,594
Dover Corp.	7,535	1,368,356
Ebara Corp. (Japan)	142,500	7,914,001
Enerpac Tool Group Corp.	32,122	651,434
EnPro Industries, Inc.	10,700	1,177,749
Epiroc AB (Sweden) (Class A Stock)	35,053	887,233
Epiroc AB (Sweden) (Class B Stock)	47,934	1,017,920
Flowserve Corp.	1,760	53,856
Fluidra SA (Spain)	9,304	371,813
Fortive Corp.	120,707	9,208,737
Franklin Electric Co., Inc.	20,000	1,891,200
Fuji Corp. (Japan)	26,100	584,520
Gates Industrial Corp. PLC*	177,545	2,824,741
GEA Group AG (Germany)	27,816	1,518,782
Georg Fischer AG (Switzerland)	274	414,896
Graco, Inc.	860	69,333
Haitian International Holdings Ltd. (China)	5,000	13,881
Hillenbrand, Inc.	46,700	2,427,933
Hino Motors Ltd. (Japan)	27,600	227,095
Husqvarna AB (Sweden) (Class B Stock)	294,212	4,701,407
IDEX Corp.	1,046	247,191
Illinois Tool Works, Inc.	442	109,086
IMI PLC (United Kingdom)	109,693	2,574,920
Ingersoll Rand, Inc.	93,465	5,782,679
Interroll Holding AG (Switzerland)	120	540,864
ITT, Inc.	1,175	120,073
Komatsu Ltd. (Japan)	234,900	5,497,133
Meritor, Inc.*	95,200	2,359,056
Middleby Corp. (The)*	529	104,086
MISUMI Group, Inc. (Japan)	118,100	4,850,916

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Mueller Industries, Inc.	60,600	$3,597,216
NGK Insulators Ltd. (Japan)	111,400	1,884,672
Nordson Corp.	25,633	6,543,336
Obara Group, Inc. (Japan)	19,500	586,480
Oshkosh Corp.	20,924	2,358,344
Otis Worldwide Corp.	212,457	18,498,631
PACCAR, Inc.	4,620	407,761
Parker-Hannifin Corp.	49,343	15,696,995
Pentair PLC	2,255	164,683
Rational AG (Germany)	495	506,648
REV Group, Inc.	55,400	783,910
Schindler Holding AG (Switzerland)	4,114	1,100,428
Schindler Holding AG (Switzerland) (Part. Cert.)	3,022	812,552
SFS Group AG (Switzerland)	1,805	249,250
Shyft Group, Inc. (The)	34,900	1,714,637
Sinotruk Hong Kong Ltd. (China)	6,000	9,227
SMC Corp. (Japan)	10,600	7,141,864
Snap-on, Inc.	723	155,720
SPX FLOW, Inc.	17,100	1,478,808
Standex International Corp.	14,400	1,593,504
Stanley Black & Decker, Inc.	2,170	409,305
Sumitomo Heavy Industries Ltd. (Japan)	72,100	1,750,942
Takeuchi Manufacturing Co. Ltd. (Japan)	28,600	679,033
Techtronic Industries Co. Ltd. (Hong Kong)	785,779	15,650,257
Terex Corp.	16,200	711,990
Timken Co. (The)	860	59,589
Toro Co. (The)	76	7,593
Trinity Industries, Inc.(a)	33,528	1,012,546
Tsugami Corp. (Japan)	151,800	2,316,835
Valmet OYJ (Finland)	15,507	664,629
VAT Group AG (Switzerland), 144A	18,515	9,201,643
Volvo AB (Sweden) (Class A Stock)	21,606	506,902
Watts Water Technologies, Inc. (Class A Stock)	1,600	310,672
Westinghouse Air Brake Technologies Corp.	10,415	959,326
Woodward, Inc.	756	82,752
Wuxi Shangji Automation Co. Ltd. (China) (Class A Stock)	2,500	65,513
Xylem, Inc.	829	99,414

		255,567,070

Marine — 0.3%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	1,238	4,123,561
AP Moller - Maersk A/S (Denmark) (Class B Stock)	6,748	24,208,901
COSCO SHIPPING Holdings Co. Ltd. (China) (Class H Stock)*	261,950	509,328
Costamare, Inc. (Monaco)	122,700	1,552,155
D/S Norden A/S (Denmark)	153,741	3,918,575
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)	288,000	1,490,469
Kirby Corp.*	810	48,130

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Marine (cont’d.)
Kuehne + Nagel International AG (Switzerland)	13,163	$4,247,559
Matson, Inc.	32,900	2,961,987
Mitsui OSK Lines Ltd. (Japan)	3,000	222,797
Nippon Yusen KK (Japan)	15,300	1,165,051
Pacific Basin Shipping Ltd. (Hong Kong)	7,279,000	2,674,141
Pan Ocean Co. Ltd. (South Korea)*	7,715	35,093
SITC International Holdings Co. Ltd. (China)	1,299,000	4,701,429
Wan Hai Lines Ltd. (Taiwan)	396,400	2,867,512
Yang Ming Marine Transport Corp. (Taiwan)*	189,000	832,198
ZIM Integrated Shipping Services Ltd. (Israel)	4,000	235,440

		55,794,326

Media — 0.5%
Advantage Solutions, Inc.*	22,800	182,856
Altice USA, Inc. (Class A Stock)*	865	13,996
Cable One, Inc.	35	61,721
Cardlytics, Inc.*	7,616	503,341
Charter Communications, Inc. (Class A Stock)*	97	63,241
Cheil Worldwide, Inc. (South Korea)*	17,516	333,470
Comcast Corp. (Class A Stock)	751,240	37,809,909
CyberAgent, Inc. (Japan)	50,600	840,420
Cyfrowy Polsat SA (Poland)	135,070	1,165,996
Discovery, Inc. (Class A Stock)*	2,235	52,612
Discovery, Inc. (Class C Stock)*	4,270	97,783
DISH Network Corp. (Class A Stock)*	3,345	108,512
Entravision Communications Corp. (Class A Stock)	135,700	920,046
Fox Corp. (Class A Stock)	4,315	159,224
Fox Corp. (Class B Stock)	2,055	70,425
Future PLC (United Kingdom)(a)	15,916	825,287
Gray Television, Inc.	120,700	2,433,312
Hakuhodo DY Holdings, Inc. (Japan)	23,400	390,110
Integral Ad Science Holding Corp.*(a)	19,500	433,095
Interpublic Group of Cos., Inc. (The)	5,285	197,923
ITV PLC (United Kingdom)*	3,132,231	4,598,431
Liberty Broadband Corp. (Class A Stock)*	340	54,706
Liberty Broadband Corp. (Class C Stock)*	1,939	312,373
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	1,080	54,918
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	2,195	111,616
Loyalty Ventures, Inc.*	270	8,119
Megacable Holdings SAB de CV (Mexico), UTS	51,400	175,697
Metropole Television SA (France)	12,504	244,608
MFE-MediaForEurope NV (Italy) (Class A Stock)*	1,030,300	1,050,418
MFE-MediaForEurope NV (Italy) (Class B Stock)(a)	1,030,300	1,460,595
MultiChoice Group (South Africa)	11,377	87,100

	Shares	Value

COMMON STOCKS (continued)
Media (cont’d.)
New York Times Co. (The) (Class A Stock)	2,215	$106,985
News Corp. (Class A Stock)	5,275	117,685
News Corp. (Class B Stock)	1,640	36,900
Nexstar Media Group, Inc. (Class A Stock)	494	74,584
Nine Entertainment Co. Holdings Ltd. (Australia)	135,877	287,382
Omnicom Group, Inc.	2,895	212,117
ProSiebenSat.1 Media SE (Germany)	84,282	1,338,008
Publicis Groupe SA (France)	138,080	9,297,936
Schibsted ASA (Norway) (Class B Stock)	11,630	388,910
Scholastic Corp.	4,400	175,824
Sirius XM Holdings, Inc.	12,200	77,470
TechTarget, Inc.*	16,800	1,607,088
TEGNA, Inc.	149,100	2,767,296
ViacomCBS, Inc. (Class A Stock)	80	2,670
ViacomCBS, Inc. (Class B Stock)(a)	348,795	10,526,633
Vivendi SE (France)	158,051	2,139,263
WPP PLC (United Kingdom)	944,942	14,295,341

		98,273,952

Metals & Mining — 1.0%
Acerinox SA (Spain)	249,456	3,226,712
Alcoa Corp.(a)	95,825	5,709,254
Alrosa PJSC (Russia)	706,260	1,157,174
Aluminum Corp. of China Ltd. (China) (Class H Stock)*	32,000	17,844
ArcelorMittal SA (Luxembourg)	563,604	18,035,022
Aurubis AG (Germany)	44,339	4,443,267
Baoshan Iron & Steel Co. Ltd. (China) (Class A Stock)	76,200	85,804
BHP Group Ltd. (Australia)(a)	328,146	9,920,371
BHP Group PLC (Australia)	32,795	977,781
BlueScope Steel Ltd. (Australia)	955,790	14,557,237
China Hongqiao Group Ltd. (China)	15,500	16,413
Cia Siderurgica Nacional SA (Brazil)	364,900	1,630,667
Cleveland-Cliffs, Inc.*	6,165	134,212
Commercial Metals Co	7,500	272,175
Coronado Global Resources, Inc. (Australia), CDI, 144A*	1,986,832	1,798,633
Eramet SA (France)*	2,455	201,449
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	281,750	601,021
ERO Copper Corp. (Canada)*	22,066	336,672
Evraz PLC (Russia)	542,585	4,426,737
Ferrexpo PLC (Ukraine)	576,085	2,334,789
Fortescue Metals Group Ltd. (Australia)	828,132	11,597,749
Freeport-McMoRan, Inc.	559,255	23,337,711
Glencore PLC (Australia)*	125,085	634,614
Hindalco Industries Ltd. (India)	72,034	462,191
Hyundai Steel Co. (South Korea)*	675	23,287
Iluka Resources Ltd. (Australia)	40,649	299,088
Impala Platinum Holdings Ltd. (South Africa)	5,973	84,416
JSW Steel Ltd. (India)	6,317	55,871
Kobe Steel Ltd. (Japan)	34,700	174,770
Kumba Iron Ore Ltd. (South Africa)	21,953	634,051

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
MMC Norilsk Nickel PJSC (Russia)	8,480	$2,575,402
MMG Ltd. (China)*	292,000	93,917
Newmont Corp.	10,810	670,436
Nippon Light Metal Holdings Co. Ltd. (Japan)	78,500	1,177,177
Novolipetsk Steel PJSC (Russia)	2,329,600	6,756,445
Nucor Corp.	3,955	451,463
Outokumpu OYJ (Finland)*	189,222	1,186,990
Polyus PJSC (Russia)	6,622	1,154,016
POSCO (South Korea)	537	122,686
Reliance Steel & Aluminum Co.	34,063	5,525,700
Rio Tinto Ltd. (Australia)	64,510	4,710,869
Rio Tinto PLC (Australia)	141,342	9,375,355
Royal Gold, Inc.	888	93,427
Sandfire Resources Ltd. (Australia)	514,338	2,476,710
Saudi Arabian Mining Co. (Saudi Arabia)*	3,213	67,158
Schnitzer Steel Industries, Inc. (Class A Stock)	18,400	955,328
Severstal PAO (Russia)	312,116	6,673,873
Sibanye Stillwater Ltd. (South Africa)	20,941	64,681
South32 Ltd. (Australia)	317,141	930,057
Southern Copper Corp. (Peru)	800	49,368
SSAB AB (Sweden) (Class A Stock)*	637,107	3,689,850
SSAB AB (Sweden) (Class B Stock)*	68,815	346,838
Steel Dynamics, Inc.	142,119	8,821,326
Tata Steel Ltd. (India)	28,136	422,048
TimkenSteel Corp.*	144,600	2,385,900
United States Steel Corp.	3,615	86,073
Vale SA (Brazil)	660,664	9,198,166
Warrior Met Coal, Inc.	15,200	390,792
West African Resources Ltd. (Australia)*	196,705	189,193

		177,828,226

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.	7,095	106,709
Annaly Capital Management, Inc.	18,925	147,994
Ares Commercial Real Estate Corp.	34,400	500,176
BrightSpire Capital, Inc.	92,000	943,920
Ellington Financial, Inc.	75,800	1,295,422
Granite Point Mortgage Trust, Inc.	59,800	700,258
Ladder Capital Corp.	96,600	1,158,234
MFA Financial, Inc.	191,900	875,064
New Residential Investment Corp.	5,855	62,707
New York Mortgage Trust, Inc.	119,600	444,912
Ready Capital Corp.	55,400	865,902
Redwood Trust, Inc.	33,400	440,546
Starwood Property Trust, Inc.(a)	33,165	805,909
TPG RE Finance Trust, Inc.	169,500	2,088,240

		10,435,993

Multiline Retail — 0.2%
B&M European Value Retail SA (United Kingdom)	81,920	703,896
Dollar General Corp.	1,810	426,852
Dollar Tree, Inc.*	3,109	436,877
Europris ASA (Norway), 144A	50,385	403,535
Falabella SA (Chile)	51,153	166,848

	Shares	Value

COMMON STOCKS (continued)
Multiline Retail (cont’d.)
Franchise Group, Inc.	33,000	$1,721,280
Harvey Norman Holdings Ltd. (Australia)	433,566	1,557,969
Kohl’s Corp.	2,135	105,448
Marks & Spencer Group PLC (United Kingdom)*	187,506	587,492
Next PLC (United Kingdom)	12,931	1,423,472
Nordstrom, Inc.*	230	5,203
Ollie’s Bargain Outlet Holdings, Inc.*	885	45,303
Seria Co. Ltd. (Japan)	31,600	916,618
Target Corp.	152,169	35,217,993
Wesfarmers Ltd. (Australia)	20,038	863,398
Woolworths Holdings Ltd. (South Africa)	49,278	160,306

		44,742,490

Multi-Utilities — 0.4%
A2A SpA (Italy)	961,279	1,876,359
Ameren Corp.	66,839	5,949,339
CenterPoint Energy, Inc.	45,642	1,273,868
Centrica PLC (United Kingdom)*	541,728	525,126
CMS Energy Corp.	3,940	256,297
Consolidated Edison, Inc.	4,820	411,242
Dominion Energy, Inc.	131,661	10,343,288
DTE Energy Co.	2,599	310,684
E.ON SE (Germany)	1,162,071	16,137,410
Engie SA (France)	492,603	7,295,159
Hera SpA (Italy)	81,992	341,345
Iren SpA (Italy)	521,726	1,576,247
MDU Resources Group, Inc.	228,693	7,052,892
NiSource, Inc.	5,300	146,333
Public Service Enterprise Group, Inc.	22,100	1,474,733
Sempra Energy	107,313	14,195,364
WEC Energy Group, Inc.	4,300	417,401

		69,583,087

Oil, Gas & Consumable Fuels — 1.8%
Adaro Energy Tbk PT (Indonesia)	6,972,300	1,103,276
Aker BP ASA (Norway)	12,110	372,798
Antero Midstream Corp.	4,525	43,802
Antero Resources Corp.*(a)	76,800	1,344,000
APA Corp.	106,805	2,871,986
Berry Corp.	23,400	197,028
BP PLC (United Kingdom)	3,867,478	17,302,290
BW LPG Ltd. (Singapore), 144A	1,241,229	7,029,596
California Resources Corp.	57,200	2,443,012
Cheniere Energy, Inc.	59,700	6,054,774
Chevron Corp.	501,194	58,815,116
China Petroleum & Chemical Corp. (China) (Class H Stock)	178,000	82,890
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	223,500	524,540
Comstock Resources, Inc.*(a)	335,600	2,715,004
ConocoPhillips	439,286	31,707,663
Continental Resources, Inc.	785	35,137
Cosmo Energy Holdings Co. Ltd. (Japan)	112,800	2,209,278
Coterra Energy, Inc.	447,855	8,509,245
Delek Group Ltd. (Israel)*	21,996	1,795,333

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Devon Energy Corp.	23,025	$1,014,251
Diamondback Energy, Inc.	1,275	137,509
DNO ASA (Norway)	431,611	510,947
DT Midstream, Inc.*	1,309	62,806
Earthstone Energy, Inc. (Class A Stock)*	41,700	456,198
Ecopetrol SA (Colombia)	37,008	24,347
ENEOS Holdings, Inc. (Japan)	483,500	1,813,504
Eni SpA (Italy)	117,730	1,634,752
EOG Resources, Inc.	276,330	24,546,394
EQT Corp.*	4,140	90,293
Equinor ASA (Norway)	354,492	9,403,997
Exxaro Resources Ltd. (South Africa)	1,938	18,660
Exxon Mobil Corp.	871,011	53,297,163
Falcon Minerals Corp.	37,200	181,164
GS Holdings Corp. (South Korea)*	828	27,060
Hess Corp.	38,919	2,881,174
Hindustan Petroleum Corp. Ltd. (India)	4,904	19,296
HollyFrontier Corp.	39,125	1,282,518
Idemitsu Kosan Co. Ltd. (Japan)	35,300	902,722
Indian Oil Corp. Ltd. (India)	14,540	21,802
Inpex Corp. (Japan)	297,900	2,592,361
Kinder Morgan, Inc.	182,045	2,887,234
LUKOIL PJSC (Russia)	3,043	267,566
Lundin Energy AB (Sweden)	79,838	2,855,451
Magnolia Oil & Gas Corp. (Class A Stock)(a)	52,900	998,223
Marathon Oil Corp.	142,615	2,341,738
Marathon Petroleum Corp.	8,595	549,994
Matador Resources Co.	93,700	3,459,404
MOL Hungarian Oil & Gas PLC (Hungary)	3,040	23,585
New Hope Corp. Ltd. (Australia)	141,438	230,112
Occidental Petroleum Corp.	163,145	4,729,574
OMV AG (Austria)	215,201	12,238,088
ONEOK, Inc.	6,025	354,029
PDC Energy, Inc.	101,116	4,932,438
PetroChina Co. Ltd. (China) (Class H Stock)	774,000	344,208
Petroleo Brasileiro SA (Brazil)	392,300	2,157,862
Phillips 66	5,905	427,876
Pioneer Natural Resources Co.	1,610	292,827
Reliance Industries Ltd. (India)	9,088	290,031
Repsol SA (Spain)	268,959	3,195,403
Rosneft Oil Co. PJSC (Russia)	27,043	214,418
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	454,055	9,967,335
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	81,184	1,782,230
Scorpio Tankers, Inc. (Monaco)(a)	29,400	376,614
Shaanxi Coal Industry Co. Ltd. (China) (Class A Stock)	53,900	103,261
Shanxi Lu’an Environmental Energy Development Co. Ltd. (China) (Class A Stock)	53,200	94,531
SM Energy Co.	52,500	1,547,700
Targa Resources Corp.	83,380	4,355,771
Tatneft PJSC (Russia)	133,140	881,843

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Teekay Tankers Ltd. (Bermuda) (Class A Stock)*	17,500	$190,750
TotalEnergies SE (France)	265,141	13,476,163
United Tractors Tbk PT (Indonesia)	129,800	201,540
Valero Energy Corp.	5,505	413,481
VERBIO Vereinigte BioEnergie AG (Germany)	17,524	1,201,392
W&T Offshore, Inc.*	173,600	560,728
Williams Cos., Inc. (The)	236,449	6,157,132
World Fuel Services Corp.	101,400	2,684,058
Yankuang Energy Group Co. Ltd. (China) (Class H Stock)	234,000	465,847

		333,326,123

Paper & Forest Products — 0.0%
Hokuetsu Corp. (Japan)	94,300	589,757
Louisiana-Pacific Corp.	1,195	93,628
Stora Enso OYJ (Finland) (Class R Stock)	48,950	897,081
Suzano SA (Brazil)*	62,600	673,794
Sylvamo Corp.*	481	13,415
Verso Corp. (Class A Stock)	32,900	888,958

		3,156,633

Personal Products — 0.5%
BellRing Brands, Inc. (Class A Stock)*(a)	88,200	2,516,346
Best World International Ltd. (Singapore)*^	126,000	9
Colgate-Palmolive India Ltd. (India)	20,659	412,207
Coty, Inc. (Class A Stock)*	558,730	5,866,665
Dabur India Ltd. (India)	4,450	34,779
Estee Lauder Cos., Inc. (The) (Class A Stock)	69,893	25,874,389
Godrej Consumer Products Ltd. (India)*	2,521	32,891
Hengan International Group Co. Ltd. (China)	5,000	25,758
Herbalife Nutrition Ltd.*(a)	26,465	1,083,213
Inter Parfums, Inc.	14,100	1,507,290
L’Oreal SA (France)	49,622	23,558,752
Marico Ltd. (India)	54,997	380,107
Medifast, Inc.	13,600	2,848,248
Olaplex Holdings, Inc.*	600	17,478
Rohto Pharmaceutical Co. Ltd. (Japan)	9,700	293,135
Unilever PLC (United Kingdom)	522,205	27,942,876
USANA Health Sciences, Inc.*(a)	10,200	1,032,240
YA-MAN Ltd. (Japan)	117,300	978,698

		94,405,081

Pharmaceuticals — 2.5%
Amneal Pharmaceuticals, Inc.*	171,300	820,527
Amphastar Pharmaceuticals, Inc.*(a)	36,600	852,414
AstraZeneca PLC (United Kingdom)	38,580	4,518,251
AstraZeneca PLC (United Kingdom), ADR	122,690	7,146,692
Aurobindo Pharma Ltd. (India)	27,758	274,206
Bayer AG (Germany)	20,018	1,071,436

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Bristol-Myers Squibb Co.	451,591	$28,156,699
Catalent, Inc.*	1,723	220,596
China Medical System Holdings Ltd. (China)	223,000	372,581
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (China) (Class A Stock)	21,400	115,192
Chugai Pharmaceutical Co. Ltd. (Japan)	69,300	2,251,680
Cipla Ltd. (India)	107,128	1,363,084
CSPC Pharmaceutical Group Ltd. (China)	65,600	71,305
Dermapharm Holding SE (Germany)	2,110	214,606
Dr. Reddy’s Laboratories Ltd. (India)	16,992	1,123,533
Elanco Animal Health, Inc.*	6,025	170,990
Eli Lilly & Co.	140,948	38,932,657
Evolus, Inc.*(a)	31,400	204,414
Faes Farma SA (Spain)	103,282	410,970
Fulcrum Therapeutics, Inc.*	26,900	475,861
GlaxoSmithKline PLC (United Kingdom)	1,171,862	25,446,834
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (China) (Class A Stock)	10,200	54,824
Hikma Pharmaceuticals PLC (Jordan)	141,569	4,253,101
Indivior PLC (United Kingdom)*	63,925	222,464
Intra-Cellular Therapies, Inc.*	52,400	2,742,616
Ipsen SA (France)	52,271	4,787,252
Jazz Pharmaceuticals PLC*	5,334	679,552
Johnson & Johnson	375,188	64,183,411
Kaken Pharmaceutical Co. Ltd. (Japan).	45,400	1,661,214
Kalbe Farma Tbk PT (Indonesia)	345,000	39,148
Laboratorios Farmaceuticos Rovi SA (Spain)	6,364	534,931
Lupin Ltd. (India)	36,425	465,252
Merck & Co., Inc.	350,350	26,850,824
Merck KGaA (Germany)	70,673	18,247,629
Nektar Therapeutics*	2,410	32,559
Novartis AG (Switzerland)	134,787	11,838,483
Novo Nordisk A/S (Denmark) (Class B Stock)	201,487	22,685,849
Ono Pharmaceutical Co. Ltd. (Japan)	36,800	912,923
Organon & Co.	3,430	104,444
Orion OYJ (Finland) (Class B Stock)	20,055	833,668
Otsuka Holdings Co. Ltd. (Japan)	347,000	12,567,353
Perrigo Co. PLC	1,790	69,631
Pfizer, Inc.	878,235	51,859,777
Phibro Animal Health Corp. (Class A Stock)	8,700	177,654
Prestige Consumer Healthcare, Inc.*	49,600	3,008,240
Revance Therapeutics, Inc.*	23,970	391,190
Richter Gedeon Nyrt (Hungary)	33,615	904,334
Roche Holding AG (Switzerland)	106,126	44,106,768
Royalty Pharma PLC (Class A Stock)	1,795	71,531
Sanofi (France)	262,908	26,472,824
Shionogi & Co. Ltd. (Japan)	25,800	1,825,624
Sino Biopharmaceutical Ltd. (Hong Kong)	77,000	53,934

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	76,700	$883,438
Sun Pharmaceutical Industries Ltd. (India)	248,184	2,824,611
Takeda Pharmaceutical Co. Ltd. (Japan)	163,300	4,456,008
Torii Pharmaceutical Co. Ltd. (Japan)	66,600	1,667,230
Torrent Pharmaceuticals Ltd. (India)	21,535	950,958
Tsumura & Co. (Japan)	13,100	373,117
Viatris, Inc.	16,295	220,471
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (China) (Class A Stock)	300	20,585
Zoetis, Inc.	91,438	22,313,615

		450,563,565

Professional Services — 0.4%
ALS Ltd. (Australia)	146,751	1,395,939
ASGN, Inc.*	41,475	5,118,015
Barrett Business Services, Inc.	5,500	379,830
Benefit One, Inc. (Japan)	113,800	4,884,573
CACI International, Inc. (Class A Stock)*	315	84,801
Clarivate PLC*	5,860	137,827
CoStar Group, Inc.*	1,200	94,836
CRA International, Inc.	2,700	252,072
Dun & Bradstreet Holdings, Inc.*	2,165	44,361
Equifax, Inc.	1,009	295,425
Experian PLC (United Kingdom)	86,813	4,267,927
FTI Consulting, Inc.*	454	69,653
HireRight Holdings Corp.*	13,280	212,480
IHS Markit Ltd.	5,029	668,455
Insperity, Inc.	8,500	1,003,935
Jacobs Engineering Group, Inc.	1,740	242,260
Kelly Services, Inc. (Class A Stock)	28,400	476,268
Kforce, Inc.	21,300	1,602,186
Korn Ferry	80,300	6,081,119
Legalzoom.com, Inc.*	100	1,607
Leidos Holdings, Inc.	1,940	172,466
ManpowerGroup, Inc.	55,234	5,375,925
Nielsen Holdings PLC	4,840	99,268
Pagegroup PLC (United Kingdom)	46,095	394,655
Pasona Group, Inc. (Japan)	6,500	186,814
Persol Holdings Co. Ltd. (Japan)	7,800	226,377
Randstad NV (Netherlands)	299,204	20,498,942
RELX PLC (United Kingdom)	108,824	3,540,057
Robert Half International, Inc.	10,185	1,135,831
Science Applications International Corp.	31,085	2,598,395
SGS SA (Switzerland)	468	1,561,624
SmartGroup Corp. Ltd. (Australia)	179,961	1,015,505
TransUnion	78,520	9,310,902
TriNet Group, Inc.*	17,000	1,619,420
Verisk Analytics, Inc.	770	176,122
Visional, Inc. (Japan)*	2,000	169,548
Wolters Kluwer NV (Netherlands)	53,760	6,331,483

		81,726,903

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Real Estate Management & Development — 0.5%
Agile Group Holdings Ltd. (China)	1,370,000	$744,111
Aldar Properties PJSC (United Arab Emirates)	785,631	852,727
Allreal Holding AG (Switzerland)	1,025	227,272
Aroundtown SA (Germany)	103,695	626,007
Capitaland Investment Ltd. (Singapore)*	399,377	1,011,463
Castellum AB (Sweden)	41,959	1,130,851
CBRE Group, Inc. (Class A Stock)*	197,993	21,484,220
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (China) (Class A Stock)	60,200	126,216
China Overseas Land & Investment Ltd. (China)	311,500	737,417
China Overseas Property Holdings Ltd. (China)	405,000	429,178
China Resources Land Ltd. (China)	22,000	92,792
China Resources Mixc Lifestyle Services Ltd. (China), 144A	6,000	27,972
CK Asset Holdings Ltd. (Hong Kong)	2,421,500	15,250,945
Country Garden Services Holdings Co. Ltd. (China)	13,000	77,884
Cushman & Wakefield PLC*	18,500	411,440
Daito Trust Construction Co. Ltd. (Japan)	6,300	722,106
Daiwa House Industry Co. Ltd. (Japan)	87,200	2,507,978
Douglas Elliman, Inc.*	52,150	599,725
Emaar Properties PJSC (United Arab Emirates)	694,338	923,382
ESR Cayman Ltd. (China), 144A*	186,200	629,177
eXp World Holdings, Inc.(a)	10,600	357,114
Fabege AB (Sweden)	53,422	894,840
Fastighets AB Balder (Sweden) (Class B Stock)*	6,333	456,047
Hang Lung Properties Ltd. (Hong Kong)	255,000	523,924
Henderson Land Development Co. Ltd. (Hong Kong)	433,200	1,843,866
Hongkong Land Holdings Ltd. (Hong Kong)	261,400	1,358,899
Hopson Development Holdings Ltd. (China)	211,350	441,709
Howard Hughes Corp. (The)*	9,602	977,292
Intershop Holding AG (Switzerland)	602	404,870
Jones Lang LaSalle, Inc.*(a)	4,481	1,206,913
K Wah International Holdings Ltd. (Hong Kong)	7,637,000	2,948,326
Kerry Properties Ltd. (Hong Kong)	311,500	811,261
Kojamo OYJ (Finland)	53,268	1,287,903
KWG Group Holdings Ltd. (China)	937,000	612,760
Land & Houses PCL (Thailand)	1,614,700	425,161
LEG Immobilien SE (Germany)	5,127	715,771
Lifestyle Communities Ltd. (Australia)	13,270	200,719
Logan Group Co. Ltd. (China)	339,000	259,716
Longfor Group Holdings Ltd. (China), 144A	83,000	390,640
Marcus & Millichap, Inc.*	20,200	1,039,492
Mitsui Fudosan Co. Ltd. (Japan)	95,484	1,891,996

	Shares	Value

COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
New World Development Co. Ltd. (Hong Kong)	115,500	$456,317
Newmark Group, Inc. (Class A Stock)	164,400	3,074,280
Nexity SA (France)	37,889	1,783,322
Nomura Real Estate Holdings, Inc. (Japan)	13,300	306,214
Opendoor Technologies, Inc.*	4,885	71,370
Pandox AB (Sweden)*	69,922	1,128,636
Powerlong Real Estate Holdings Ltd. (China)	91,000	47,609
PSP Swiss Property AG (Switzerland)	6,245	779,694
RE/MAX Holdings, Inc. (Class A Stock) .	6,100	185,989
RiseSun Real Estate Development Co. Ltd. (China) (Class A Stock)	121,500	83,062
RMR Group, Inc. (The) (Class A Stock)	15,700	544,476
Sagax AB (Sweden) (Class B Stock)	14,210	478,504
Samhallsbyggnadsbolaget i Norden AB (Sweden)	69,822	513,022
Shurgard Self Storage SA (Belgium)	5,441	356,474
Sino Land Co. Ltd. (Hong Kong)	62,000	77,228
Sumitomo Realty & Development Co. Ltd. (Japan)	36,957	1,087,717
Sun Hung Kai Properties Ltd. (Hong Kong)	242,109	2,935,906
Sunac China Holdings Ltd. (China)	107,000	161,745
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	376,500	2,135,979
Swire Properties Ltd. (Hong Kong)	364,088	913,292
TAG Immobilien AG (Germany)	99,749	2,786,407
Tokyo Tatemono Co. Ltd. (Japan)	21,700	317,187
VGP NV (Belgium)	5,474	1,599,187
Vonovia SE (Germany)	35,290	1,946,294
Wharf Holdings Ltd. (The) (China)	251,000	769,391
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	338,278	1,716,088
Yanlord Land Group Ltd. (China)	2,005,100	1,650,613
Yuexiu Property Co. Ltd. (China)	1,108,400	976,184

		96,544,269

Road & Rail — 0.5%
AMERCO.	10,422	7,568,769
ArcBest Corp.	34,700	4,158,795
CSX Corp.	106,820	4,016,432
Full Truck Alliance Co. Ltd. (China), ADR*(a)	71,015	594,396
J.B. Hunt Transport Services, Inc.	11,323	2,314,421
Knight-Swift Transportation Holdings, Inc.	2,175	132,545
Landstar System, Inc.	58	10,383
Norfolk Southern Corp.	29,794	8,869,972
Old Dominion Freight Line, Inc.	21,711	7,780,788
Redde Northgate PLC (United Kingdom)	316,460	1,872,470
Ryder System, Inc.	710	58,525
Saia, Inc.*	18,095	6,098,558
Schneider National, Inc. (Class B Stock)	660	17,761
TFI International, Inc. (Canada)(a)	7,683	861,341

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Road & Rail (cont’d.)
TuSimple Holdings, Inc. (Class A Stock)*	1,265	$45,350
Uber Technologies, Inc.*	326,152	13,675,553
Union Pacific Corp.	99,987	25,189,725
XPO Logistics, Inc.*	39,183	3,033,940

		86,299,724

Semiconductors & Semiconductor Equipment — 3.4%
Advanced Micro Devices, Inc.*	131,900	18,980,410
Advantest Corp. (Japan)	21,500	2,026,598
AEM Holdings Ltd. (Singapore)	53,000	207,027
Alpha & Omega Semiconductor Ltd.*	5,100	308,856
Amkor Technology, Inc.(a)	128,700	3,190,473
Analog Devices, Inc.	4,349	764,424
Applied Materials, Inc.	158,000	24,862,880
ASE Technology Holding Co. Ltd. (Taiwan)	226,000	865,159
ASM International NV (Netherlands)	9,302	4,106,242
ASM Pacific Technology Ltd. (Hong Kong)	31,500	340,127
ASML Holding NV (Netherlands)	42,841	34,316,478
Axcelis Technologies, Inc.*	12,300	917,088
Azenta, Inc.	4,589	473,172
BE Semiconductor Industries NV (Netherlands)	6,530	555,979
Broadcom, Inc.	122,558	81,551,319
Cirrus Logic, Inc.*	57,285	5,271,366
CMC Materials, Inc.	5,900	1,130,971
Daqo New Energy Corp. (China), ADR*	300	12,096
Diodes, Inc.*	28,000	3,074,680
Disco Corp. (Japan)	3,000	913,294
eMemory Technology, Inc. (Taiwan)	1,000	79,337
Ferrotec Holdings Corp. (Japan)	6,500	238,281
First Solar, Inc.*	1,425	124,203
GLOBALFOUNDRIES, Inc.*	265	17,217
Globalwafers Co. Ltd. (Taiwan)	8,000	256,974
Infineon Technologies AG (Germany)	124,117	5,732,732
Intel Corp.	527,760	27,179,640
KLA Corp.	10,400	4,473,144
Kulicke & Soffa Industries, Inc. (Singapore)(a)	37,200	2,252,088
Lam Research Corp.	30,413	21,871,509
LONGi Green Energy Technology Co. Ltd. (China) (Class A Stock)	83,591	1,130,358
MACOM Technology Solutions Holdings, Inc.*	11,416	893,873
Marvell Technology, Inc.	11,040	965,890
MaxLinear, Inc.*	59,200	4,463,088
MediaTek, Inc. (Taiwan)	47,000	2,017,603
Melexis NV (Belgium)	2,412	287,479
Microchip Technology, Inc.	113,956	9,921,009
Micron Technology, Inc.	13,030	1,213,744
MKS Instruments, Inc.	121	21,075
Monolithic Power Systems, Inc.	9,700	4,785,301
Nanya Technology Corp. (Taiwan)	31,000	87,726
Novatek Microelectronics Corp. (Taiwan)	138,000	2,680,293
NVIDIA Corp.	519,533	152,799,851
NXP Semiconductors NV (China)	110,773	25,231,874

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
ON Semiconductor Corp.*	80,463	$5,465,047
Onto Innovation, Inc.*	4,200	425,166
Parade Technologies Ltd.	1,000	76,204
PDF Solutions, Inc.*	9,300	295,647
Photronics, Inc.*	19,000	358,150
Power Integrations, Inc.	8,400	780,276
Qorvo, Inc.*	1,479	231,301
QUALCOMM, Inc.	383,716	70,170,145
Realtek Semiconductor Corp. (Taiwan)	98,000	2,048,360
SCREEN Holdings Co. Ltd. (Japan)	36,600	3,927,330
Semtech Corp.*	53,100	4,722,183
Shinko Electric Industries Co. Ltd. (Japan)	10,500	499,361
Silergy Corp. (China)	27,678	5,045,949
SiTime Corp.*	15,100	4,417,354
SK Hynix, Inc. (South Korea)	9,727	1,068,920
Skyworks Solutions, Inc.	1,186	183,996
STMicroelectronics NV (Singapore)	152,526	7,527,195
SUMCO Corp. (Japan)	32,000	649,519
Synaptics, Inc.*(a)	4,400	1,273,844
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	257,000	5,712,733
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	210,745	25,354,731
Texas Instruments, Inc.	92,023	17,343,575
Tokyo Electron Ltd. (Japan)	1,800	1,032,819
Tokyo Seimitsu Co. Ltd. (Japan)	5,000	220,655
Tower Semiconductor Ltd. (Israel) (XNGS)*(a)	28,982	1,150,006
Tower Semiconductor Ltd. (Israel) (XTAE)*	6,585	261,686
United Microelectronics Corp. (Taiwan)	620,614	1,459,988
Universal Display Corp.	4,889	806,832
Vanguard International Semiconductor Corp. (Taiwan)	174,938	996,028
Win Semiconductors Corp. (Taiwan)	61,000	824,478
Wolfspeed, Inc.*	1,560	174,361

		617,096,767

Software — 4.4%
A10 Networks, Inc.	153,100	2,538,398
Adobe, Inc.*	132,299	75,021,471
Agilysys, Inc.*	18,700	831,402
Alarm.com Holdings, Inc.*	20,500	1,738,605
American Software, Inc. (Class A Stock)	7,200	188,424
ANSYS, Inc.*	685	274,767
Atlassian Corp. PLC (Class A Stock)*	104,153	39,712,497
Black Knight, Inc.*	167,050	13,846,774
Blackbaud, Inc.*	30,400	2,400,992
C3.ai, Inc. (Class A Stock)*	420	13,125
CDK Global, Inc.	1,385	57,810
Ceridian HCM Holding, Inc.*	1,740	181,760
ChannelAdvisor Corp.*	47,700	1,177,236
Check Point Software Technologies Ltd. (Israel)*	10,500	1,223,880
Citrix Systems, Inc.	1,081	102,252
Clear Secure, Inc. (Class A Stock)*(a)	18,031	565,632
CommVault Systems, Inc.*	37,600	2,591,392

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Computer Engineering & Consulting Ltd. (Japan)	48,500	$457,456
Consensus Cloud Solutions, Inc.*	7,065	408,852
Crowdstrike Holdings, Inc. (Class A Stock)*	45,708	9,358,713
Dassault Systemes SE (France)	431,750	25,744,559
Datadog, Inc. (Class A Stock)*	19,200	3,419,712
Datto Holding Corp.*	320	8,432
Descartes Systems Group, Inc. (The) (Canada)*	6,215	513,856
Dolby Laboratories, Inc. (Class A Stock)	53,672	5,110,648
Duck Creek Technologies, Inc.*	755	22,733
Dynatrace, Inc.*	278,665	16,817,433
E2open Parent Holdings, Inc.*(a)	74,100	834,366
eGain Corp.*	44,200	441,116
Envestnet, Inc.*	21,300	1,689,942
Everbridge, Inc.*	4,583	308,573
Five9, Inc.*	1,909	262,144
Freshworks, Inc. (Class A Stock)*(a)	19,959	524,123
Guidewire Software, Inc.*	1,137	129,084
HubSpot, Inc.*	10,325	6,805,724
Intuit, Inc.	4,300	2,765,846
Jamf Holding Corp.*	105	3,991
KnowBe4, Inc. (Class A Stock)*	22,666	519,958
LiveVox Holdings, Inc.*(a)	25,313	130,362
Mandiant, Inc.*	2,225	39,027
Manhattan Associates, Inc.*	74,706	11,616,036
McAfee Corp. (Class A Stock)	215	5,545
Microsoft Corp.	1,183,506	398,036,738
Mimecast Ltd.*	18,800	1,495,916
N-able, Inc.*	472	5,239
NCR Corp.*	1,135	45,627
Nemetschek SE (Germany)	18,832	2,405,477
NortonLifeLock, Inc.	5,470	142,111
Nuance Communications, Inc.*	2,390	132,215
OneSpan, Inc.*	13,800	233,634
Oracle Corp.	166,555	14,525,262
Oracle Corp. (Japan)	9,300	704,524
PagerDuty, Inc.*(a)	20,437	710,186
Palo Alto Networks, Inc.*	10,301	5,735,185
Paycom Software, Inc.*	45,200	18,766,588
Paycor HCM, Inc.*	75	2,161
Paylocity Holding Corp.*	8,600	2,030,976
Pegasystems, Inc.	31	3,466
Procore Technologies, Inc.*	155	12,395
Progress Software Corp.	37,200	1,795,644
Rimini Street, Inc.*	29,900	178,503
salesforce.com, Inc.*	198,026	50,324,347
SAP SE (Germany)	12,257	1,731,386
Sapiens International Corp. NV (Israel)(a)	31,700	1,092,065
ServiceNow, Inc.*	15,300	9,931,383
Smartsheet, Inc. (Class A Stock)*	14,006	1,084,765
Sprout Social, Inc. (Class A Stock)*	22,000	1,995,180
SPS Commerce, Inc.*	32,200	4,583,670
SS&C Technologies Holdings, Inc.	217,935	17,866,311
Synopsys, Inc.*	17,848	6,576,988
Tenable Holdings, Inc.*	7,200	396,504

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Teradata Corp.*	215	$9,131
Trade Desk, Inc. (The) (Class A Stock)*	83,349	7,638,102
Trend Micro, Inc. (Japan)*	16,200	899,493
Tyler Technologies, Inc.*	75	40,346
Upland Software, Inc.*	45,900	823,446
Varonis Systems, Inc.*	29,027	1,415,937
Verint Systems, Inc.*	32,600	1,711,826
VMware, Inc. (Class A Stock)	23,745	2,751,571
Workday, Inc. (Class A Stock)*	28,860	7,883,975
Xperi Holding Corp.	18,600	351,726

		796,474,647

Specialty Retail — 1.3%
Abu Dhabi National Oil Co. for Distribution PJSC (United Arab Emirates)	955,067	1,110,077
Advance Auto Parts, Inc.	894	214,453
Asbury Automotive Group, Inc.*	69,800	12,056,554
AutoNation, Inc.*	119,790	13,997,461
AutoZone, Inc.*	3,928	8,234,620
Bath & Body Works, Inc.	1,405	98,055
Best Buy Co., Inc.	11,692	1,187,907
Buckle, Inc. (The)(a)	6,300	266,553
Burlington Stores, Inc.*	56	16,325
CarMax, Inc.*	2,010	261,762
China Meidong Auto Holdings Ltd. (China)	10,000	51,539
China Tourism Group Duty Free Corp. Ltd. (China) (Class A Stock)	800	27,517
Chow Tai Fook Jewellery Group Ltd. (China)*	802,800	1,443,707
Citi Trends, Inc.*(a)	10,234	969,672
Container Store Group, Inc. (The)*	17,100	170,658
Dick’s Sporting Goods, Inc.(a)	11,350	1,305,137
Dunelm Group PLC (United Kingdom)	128,671	2,400,781
Five Below, Inc.*	4,468	924,385
Fnac Darty SA (France)	25,554	1,671,248
Foot Locker, Inc.(a)	138,715	6,052,135
Frasers Group PLC (United Kingdom)*	102,691	1,068,884
Gap, Inc. (The)	2,720	48,008
Group 1 Automotive, Inc.	29,600	5,778,512
Home Depot, Inc. (The)	107,043	44,423,915
Hornbach Holding AG & Co. KGaA (Germany)	4,478	675,768
IDOM, Inc. (Japan)	96,500	607,452
Industria de Diseno Textil SA (Spain)	186,677	6,054,071
JB Hi-Fi Ltd. (Australia)	198,515	6,977,629
JD Sports Fashion PLC (United Kingdom)	1,170,150	3,446,545
JUMBO SA (Greece)	9,920	142,277
Kingfisher PLC (United Kingdom)	2,362,566	10,824,547
Komeri Co. Ltd. (Japan)	42,600	947,346
Leslie’s, Inc.*	165	3,904
Lithia Motors, Inc.	355	105,417
Lowe’s Cos., Inc.	142,261	36,771,623
O’Reilly Automotive, Inc.*	8,790	6,207,762
Penske Automotive Group, Inc.	430	46,105
Petco Health & Wellness Co., Inc.*	705	13,952

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Pets at Home Group PLC (United Kingdom)	60,039	$378,455
Premier Investments Ltd. (Australia)	83,238	1,836,833
Ross Stores, Inc.	101,414	11,589,592
Shimamura Co. Ltd. (Japan)	53,200	4,471,568
Sonic Automotive, Inc. (Class A Stock)(a)	24,500	1,211,525
Super Retail Group Ltd. (Australia)	312,126	2,829,423
Tilly’s, Inc. (Class A Stock)	72,800	1,172,808
TJX Cos., Inc. (The)	416,452	31,617,036
Ulta Beauty, Inc.*	11,300	4,659,442
USS Co. Ltd. (Japan)	20,800	324,851
Victoria’s Secret & Co.*	450	24,993
Vroom, Inc.*(a)	15,090	162,821
Warby Parker, Inc. (Class A Stock)*	6,556	305,247
Williams-Sonoma, Inc.	248	41,944
Yamada Holdings Co. Ltd. (Japan)	74,800	255,708
Zhongsheng Group Holdings Ltd. (China)	54,500	425,009
Zumiez, Inc.*(a)	46,600	2,236,334

		240,147,852

Technology Hardware, Storage & Peripherals — 2.6%
Acer, Inc. (Taiwan)	879,000	969,745
Advantech Co. Ltd. (Taiwan)	62,188	889,182
Apple, Inc.	2,321,591	412,244,914
Asustek Computer, Inc. (Taiwan)	210,000	2,862,531
Brother Industries Ltd. (Japan)	133,200	2,565,871
Canon, Inc. (Japan)	649,000	15,791,735
Catcher Technology Co. Ltd. (Taiwan)	157,000	889,436
Compal Electronics, Inc. (Taiwan)	1,279,000	1,117,531
Dell Technologies, Inc. (Class C Stock)*	92,975	5,222,406
FUJIFILM Holdings Corp. (Japan)	9,500	703,237
Hewlett Packard Enterprise Co.	17,530	276,448
HP, Inc.(a)	177,180	6,674,371
Inventec Corp. (Taiwan)	1,008,000	908,217
Lenovo Group Ltd. (China)	52,000	59,612
Lite-On Technology Corp. (Taiwan)	490,000	1,130,049
MCJ Co. Ltd. (Japan)	193,900	1,825,858
Micro-Star International Co. Ltd. (Taiwan)	162,000	942,906
NetApp, Inc.	1,015	93,370
Pegatron Corp. (Taiwan)	361,000	901,519
Pure Storage, Inc. (Class A Stock)*	230	7,486
Quadient (France)	45,264	987,734
Quanta Computer, Inc. (Taiwan)	287,000	981,875
Samsung Electronics Co. Ltd. (South Korea)	34,011	2,235,727
Seiko Epson Corp. (Japan)	266,800	4,802,024
Super Micro Computer, Inc.*	17,700	777,915
Western Digital Corp.*	146,445	9,549,678
Wistron Corp. (Taiwan)	932,000	983,119
Xerox Holdings Corp.	1,930	43,695

		476,438,191

Textiles, Apparel & Luxury Goods — 1.2%
Brunello Cucinelli SpA (Italy)*	39,742	2,743,893
Burberry Group PLC (United Kingdom)	79,846	1,959,537

	Shares	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (cont’d.)
Capri Holdings Ltd.*	258,405	$16,773,069
Carter’s, Inc.	585	59,214
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	143,696	21,520,379
Columbia Sportswear Co.	511	49,792
Crocs, Inc.*(a)	33,000	4,231,260
Deckers Outdoor Corp.*	330	120,882
EssilorLuxottica SA (France)	19,884	4,233,963
F&F Co. Ltd. (South Korea)*	26	20,615
Feng TAY Enterprise Co. Ltd. (Taiwan)	78,200	652,251
Hanesbrands, Inc.	1,885	31,517
Hermes International (France)	14,286	24,951,359
HUGO BOSS AG (Germany)	5,571	338,001
Kering SA (France)	19,390	15,602,614
Kontoor Brands, Inc.	24,078	1,233,998
Li Ning Co. Ltd. (China)	53,000	580,754
Lululemon Athletica, Inc.*	20,804	8,143,726
LVMH Moet Hennessy Louis Vuitton SE (France)	70,940	58,672,199
NIKE, Inc. (Class B Stock)	143,500	23,917,145
Oxford Industries, Inc.	1,700	172,584
Page Industries Ltd. (India)	344	187,257
Pandora A/S (Denmark)	10,284	1,280,549
Pou Chen Corp. (Taiwan)	930,000	1,113,898
Puma SE (Germany)	11,172	1,365,860
PVH Corp.	27,059	2,885,842
Ralph Lauren Corp.	67,737	8,051,220
Skechers USA, Inc. (Class A Stock)*	1,580	68,572
Steven Madden Ltd.	23,300	1,082,751
Swatch Group AG (The) (Switzerland)	5,719	1,747,059
Swatch Group AG (The) (registered shares) (Switzerland)	6,528	382,959
Tapestry, Inc.	190,900	7,750,540
Titan Co. Ltd. (India)	73,520	2,493,496
Under Armour, Inc. (Class A Stock)*	2,550	54,035
Under Armour, Inc. (Class C Stock)*	2,675	48,257
VF Corp.	1,565	114,589

		214,635,636

Thrifts & Mortgage Finance — 0.0%
Axos Financial, Inc.*	8,600	480,826
Deutsche Pfandbriefbank AG (Germany), 144A	148,721	1,776,517
Essent Group Ltd.	15,200	692,056
Federal Agricultural Mortgage Corp. (Class C Stock)	1,600	198,288
Housing Development Finance Corp. Ltd. (India)	3,000	104,090
MGIC Investment Corp.	4,560	65,755
New York Community Bancorp, Inc.	6,110	74,603
PennyMac Financial Services, Inc.	3,900	272,142
Premier Financial Corp.	16,700	516,197
Provident Financial Services, Inc.	40,300	976,066
TFS Financial Corp.	660	11,794
UWM Holdings Corp.	650	3,848
Walker & Dunlop, Inc.	6,400	965,632
WSFS Financial Corp.	17,788	891,535

		7,029,349

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Tobacco — 0.5%
Altria Group, Inc.	445,490	$21,111,771
British American Tobacco PLC (United Kingdom)	658,340	24,429,695
Imperial Brands PLC (United Kingdom)	478,762	10,465,576
ITC Ltd. (India)	138,612	406,738
Japan Tobacco, Inc. (Japan)	791,500	15,985,109
KT&G Corp. (South Korea)	864	57,251
Philip Morris International, Inc.	69,381	6,591,195
Scandinavian Tobacco Group A/S (Denmark), 144A	319,099	6,710,900
Swedish Match AB (Sweden)	214,227	1,705,459
Vector Group Ltd.	104,300	1,197,364

		88,661,058

Trading Companies & Distributors — 0.6%
Air Lease Corp.	1,445	63,912
Applied Industrial Technologies, Inc.	20,300	2,084,810
Ashtead Group PLC (United Kingdom)	200,244	16,070,473
Beijing United Information Technology Co. Ltd. (China) (Class A Stock)	5,200	87,940
Boise Cascade Co.	24,800	1,765,760
Bossard Holding AG (Switzerland) (Class A Stock)	530	190,820
Brenntag SE (Germany)	85,440	7,729,990
Bunzl PLC (United Kingdom)	26,275	1,026,568
Core & Main, Inc. (Class A Stock)*(a)	9,988	303,036
Fastenal Co.	875	56,052
Ferguson PLC	117,897	20,879,880
GMS, Inc.*	38,500	2,314,235
Grafton Group PLC (United Kingdom), UTS	33,813	562,875
Hanwa Co. Ltd. (Japan)	18,400	521,570
Herc Holdings, Inc.	17,400	2,723,970
Howden Joinery Group PLC (United Kingdom)	92,280	1,125,281
IMCD NV (Netherlands)	2,099	466,116
ITOCHU Corp. (Japan)	123,000	3,764,308
Kloeckner & Co. SE (Germany)*	38,571	471,246
Marubeni Corp. (Japan)	1,171,900	11,429,738
Mitsubishi Corp. (Japan)	129,600	4,123,424
Mitsui & Co. Ltd. (Japan)	820,100	19,421,211
MSC Industrial Direct Co., Inc. (Class A Stock)	625	52,538
NOW, Inc.*	19,500	166,530
Rexel SA (France)*	14,797	299,702
Rush Enterprises, Inc. (Class A Stock)	33,080	1,840,571
SiteOne Landscape Supply, Inc.*	290	70,261
Sumitomo Corp. (Japan)	61,300	908,054
Titan Machinery, Inc.*	30,200	1,017,438
Travis Perkins PLC (United Kingdom)	20,160	423,900
United Rentals, Inc.*	16,255	5,401,374
Univar Solutions, Inc.*	2,265	64,213
Veritiv Corp.*	21,200	2,598,484
W.W. Grainger, Inc.	7,811	4,047,973
Watsco, Inc.	431	134,851
Xiamen C & D, Inc. (China) (Class A Stock)	73,800	105,242

	Shares	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
Yuasa Trading Co. Ltd. (Japan)	10,700	$277,236

		114,591,582

Transportation Infrastructure — 0.0%
Airports of Thailand PCL (Thailand)*	866,052	1,577,981
China Merchants Port Holdings Co. Ltd. (China)	26,000	47,302
COSCO SHIPPING Ports Ltd. (China)	14,000	12,143
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)*	2,900	40,051
Grupo Aeroportuario del Sureste SAB de CV (Mexico) (Class B Stock)	1,620	33,398
International Container Terminal Services, Inc. (Philippines)	16,150	63,364
Shanghai International Port Group Co. Ltd. (China) (Class A Stock)	112,340	96,746
Taiwan High Speed Rail Corp. (Taiwan)	503,000	537,845

		2,408,830

Water Utilities — 0.0%
American States Water Co.	26,100	2,699,784
American Water Works Co., Inc.	2,442	461,196
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	185,800	1,353,142
Essential Utilities, Inc.	22,186	1,191,166

		5,705,288

Wireless Telecommunication Services — 0.2%
Advanced Info Service PCL (Thailand)	36,400	250,494
America Movil SAB de CV (Mexico) (Class L Stock)	728,400	771,249
Axiata Group Bhd (Malaysia)	20,800	20,780
Freenet AG (Germany)	99,325	2,628,015
Globe Telecom, Inc. (Philippines)	14,510	945,668
KDDI Corp. (Japan)	235,300	6,868,190
PLDT, Inc. (Philippines)	6,465	229,979
Shenandoah Telecommunications Co.	23,900	609,450
SK Telecom Co. Ltd. (South Korea)	262	12,710
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	551,000	293,146
SoftBank Corp. (Japan)(a)	574,100	7,269,724
SoftBank Group Corp. (Japan)	41,900	1,988,054
Taiwan Mobile Co. Ltd. (Taiwan)	13,000	46,997
T-Mobile US, Inc.*	16,043	1,860,667
Turkcell Iletisim Hizmetleri A/S (Turkey)	234,253	327,032
Vodacom Group Ltd. (South Africa)	10,944	92,604
Vodafone Group PLC (United Kingdom)	5,743,805	8,692,139

		32,906,898

TOTAL COMMON STOCKS (cost $9,255,152,662)		10,974,152,318

EXCHANGE-TRADED FUNDS — 3.3%
Financial Select Sector SPDR Fund	671,500	26,222,075
iShares Core S&P 500 ETF	1,169,100	557,649,009
iShares MSCI EAFE ETF(a)	129,146	10,161,207
iShares MSCI EAFE Small-Cap ETF(a)	99,100	7,243,219
iShares Russell 1000 Value ETF	20,900	3,509,737

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

EXCHANGE-TRADED FUNDS (continued)
Materials Select Sector SPDR Fund	57,500	$5,210,075

TOTAL EXCHANGE-TRADED FUNDS (cost $594,194,867)		609,995,322

PREFERRED STOCKS — 0.2%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	6,810	564,821
Hyundai Motor Co. (South Korea) (2nd PRFC)	1,582	133,731
Hyundai Motor Co. (South Korea) (PRFC)	3,750	310,620

		1,009,172

Banks — 0.0%
Itau Unibanco Holding SA (Brazil) (PRFC)	35,400	132,916
Itausa SA (Brazil) (PRFC)	149,940	240,799

		373,715

Capital Markets — 0.0%
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)	60,000	1,716,600

Chemicals — 0.0%
Braskem SA (Brazil) (PRFC A)	115,600	1,219,664
LG Chem Ltd. (South Korea) (PRFC)	57	13,748

		1,233,412

Electric Utilities — 0.1%
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)	391,700	2,345,619
Cia Energetica de Minas Gerais (Brazil) (PRFC)	1,383,695	3,282,043
Cia Paranaense de Energia (Brazil) (PRFC B)	66,100	76,242

		5,703,904

Health Care Equipment & Supplies — 0.1%
Draegerwerk AG & Co. KGaA (Germany) (PRFC)	9,869	617,164
Sartorius AG (Germany) (PRFC)	24,397	16,513,832

		17,130,996

Machinery — 0.0%
Jungheinrich AG (Germany) (PRFC)	22,555	1,150,980

Metals & Mining — 0.0%
Bradespar SA (Brazil) (PRFC)	94,831	425,978
Gerdau SA (Brazil) (PRFC)	190,900	938,721

		1,364,699

Oil, Gas & Consumable Fuels — 0.0%
Petroleo Brasileiro SA (Brazil) (PRFC)	323,100	1,647,286
Surgutneftegas PJSC (Russia) (PRFC)	51,600	26,470

		1,673,756

	Shares	Value

PREFERRED STOCKS (continued)
Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	6,143	$368,162

TOTAL PREFERRED STOCKS (cost $27,650,731)		31,725,396

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 4.1%
Automobiles — 0.3%
AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class C
1.480%	02/18/26	1,300	1,307,623
Carvana Auto Receivables Trust,
Series 2021-P03, Class C
1.930%	10/12/27	500	491,910
Drive Auto Receivables Trust,
Series 2020-02, Class B
1.420%	03/17/25	1,800	1,804,644
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C
1.320%	07/15/25	800	803,548
Series 2021-03A, Class D
1.550%	06/15/27	8,000	7,866,272
Ford Credit Auto Owner Trust,
Series 2020-02, Class B, 144A
1.490%	04/15/33	7,400	7,293,288
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	4,700	4,629,438
Series 2021-02A, Class B, 144A
2.120%	12/27/27	400	396,077
Hertz Vehicle Financing LLC,
Series 2021-01A, Class C, 144A
2.050%	12/26/25	300	296,886
JPMorgan Chase Bank, NA,
Series 2021-01, Class D, 144A
1.174%	09/25/28	848	844,665
Series 2021-02, Class E, 144A
2.280%	12/26/28	1,548	1,541,635
Series 2021-03, Class D, 144A
1.009%	02/26/29	943	935,401
Series 2021-03, Class G, 144A
9.812%	02/26/29	1,300	1,279,466
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class B, 144A
3.710%	04/14/25	6,860	6,873,140
Series 2019-01A, Class A, 144A
3.630%	09/14/27	14,900	15,720,849
Santander Bank NA - SBCLN,
Series 2021-01A, Class C, 144A
3.268%	12/15/31	600	599,275
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25	2,000	2,009,347

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		2,500	$2,457,388

				57,150,852

Collateralized Loan Obligations — 3.1%
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.228%(c)	10/25/33		11,250	11,250,448
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2016-08A, Class AR2A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.327%(c)	10/27/34		10,500	10,499,969
Ares European CLO DAC (Ireland),
Series 2013-06A, Class B1RR, 144A, 3 Month EURIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.250%(c)	04/15/30	EUR	2,000	2,273,345
ArrowMark Colorado Holdings (Cayman Islands),
Series 2018-03A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.426%(c)	01/25/35		17,500	17,500,000
Babson CLO Ltd. (Cayman Islands),
Series LP-02A, Class A, 144A
0.000%(cc)	01/20/34		15,700	15,699,992
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	10/17/32		8,000	7,996,923
Bain Capital Euro CLO DAC (Ireland),
Series 2020-01A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.100%(c)	01/24/33	EUR	14,000	15,945,376
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.129%(c)	10/15/33		5,000	4,994,091
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1R, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.074%(c)	10/15/30		26,100	26,055,784
BlueMountain Fuji US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1AR, 144A, 3 Month LIBOR + 1.000%
1.214%(c)	10/20/30		10,000	9,999,990
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	01/20/35		10,125	10,125,530
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	07/20/34		8,250	8,249,984
CIFC European Funding CLO DAC (Ireland),
Series 03A, Class A, 144A, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.050%(c)	01/15/34	EUR	15,250	17,395,347

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CIFC Funding Ltd. (Cayman Islands),
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.261%(c)	07/15/34		9,000	$8,995,003
CVC Cordatus Loan Fund DAC (Ireland),
Series 07A, Class ARR, 144A, 3 Month EURIBOR + 0.630% (Cap N/A, Floor 0.630%)
0.630%(c)	09/15/31	EUR	5,450	6,169,533
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.582%(c)	10/20/33		10,000	10,012,100
Series 2020-04A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.512%(c)	01/17/34		5,250	5,254,951
Fidelity Grand Harbour CLO DAC (Ireland),
Series 2021-01A, Class A, 144A, 3 Month EURIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.000%(c)	10/15/34	EUR	8,500	9,665,666
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.278%(c)	01/22/31		15,000	14,999,964
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.264%(c)	04/15/34		10,000	10,001,658
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/20/31		7,000	6,997,788
Series 2020-03RA, Class A1R, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)
1.418%(c)	04/15/33		19,000	19,031,762
Hayfin Emerald CLO (Ireland),
Series 05A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.100%(c)	11/17/32	EUR	26,500	30,181,473
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
0.650%(c)	07/15/31	EUR	9,000	10,213,317
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.304%(c)	01/15/31		13,500	13,496,495
Series 32A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.444%(c)	01/15/32		28,850	28,857,019
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.198%(c)	10/15/32		15,500	15,487,569
Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.385%(c)	01/18/34		8,500	8,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Marathon CLO Ltd. (Cayman Islands),
Series 2020-15A, Class A1S, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.856%(c)	11/15/31		35,000	$35,170,555
Medalist Partners Corporate Finance CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1A, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
1.441%(c)	10/20/34		13,250	13,249,890
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.139%(c)	10/12/30		5,500	5,499,861
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class A1, 144A, 3 Month LIBOR + 1.920% (Cap N/A, Floor 1.920%)
2.091%(c)	09/01/31		6,000	6,008,273
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.412%(c)	01/20/32		11,750	11,749,974
Silver Creek CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.372%(c)	07/20/30		11,825	11,822,367
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.452%(c)	10/20/32		39,250	39,262,913
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
0.830%(c)	04/25/30	EUR	5,000	5,682,868
TCW CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	07/25/34		5,150	5,152,461
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.362%(c)	01/17/30		11,402	11,406,776
Venture CLO Ltd. (Cayman Islands),
Series 2017-28AA, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.210%(c)	10/20/34		12,000	11,999,981
Voya Euro CLO DAC (Ireland),
Series 04A, Class AR, 144A, 3 Month EURIBOR + 0.970% (Cap N/A, Floor 0.970%)
0.970%(c)	10/15/34	EUR	10,000	11,353,452
Wellfleet CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.295%(c)	07/20/32		13,600	13,599,989
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.334%(c)	10/15/34		3,750	3,750,004

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)
1.414%(c)	04/15/30		6,841	$6,800,387
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.074%(c)	04/15/29		15,848	15,838,410

				564,199,238

Consumer Loans — 0.2%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	1,200	948,882
Lendmark Funding Trust,
Series 2019-01A, Class A, 144A
3.000%	12/20/27		6,800	6,865,699
Series 2019-02A, Class A, 144A
2.780%	04/20/28		3,600	3,650,267
Series 2021-01A, Class B, 144A
2.470%	11/20/31		150	150,866
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		2,400	2,428,555
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35		4,000	3,973,833
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		4,900	4,950,163
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		1,300	1,297,056
Series 2021-A, Class B, 144A
1.760%	03/08/28		900	897,891
Series 2021-A, Class C, 144A
3.440%	03/08/28		200	201,413
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.952%(c)	02/25/23		5,140	5,152,975

				30,517,600

Credit Cards — 0.1%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30		7,700	8,826,630
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)
1.450%(c)	11/15/28	GBP	4,585	6,276,186

				15,102,816

Equipment — 0.0%
MMAF Equipment Finance LLC,
Series 2019-B, Class A5, 144A
2.290%	11/12/41		6,400	6,562,600

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.0%
CDC Mortgage Capital Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.452%(c)	08/25/33	832	$836,516
Home Equity Asset Trust,
Series 2002-05, Class M1, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.802%(c)	05/25/33	1,175	1,179,804
Series 2003-08, Class M1, 1 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.182%(c)	04/25/34	405	406,629
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT01, Class A3, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
0.822%(c)	07/25/34	89	88,591
Series 2004-HE02, Class A1A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.902%(c)	08/25/35	719	709,466
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.122%(c)	10/25/33	321	320,754
Series 2003-NC07, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.152%(c)	06/25/33	202	201,385
Series 2005-HE02, Class M1, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.702%(c)	01/25/35	284	283,854

			4,026,999

Other — 0.1%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
2.442%(c)	04/25/23	3,380	3,374,761
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.892%(c)	06/25/24	7,660	7,636,889

			11,011,650

Residential Mortgage-Backed Securities — 0.1%
Bear Stearns Asset-Backed Securities Trust,
Series 2004-SD02, Class A1
4.110%(cc)	03/25/44	586	589,944
Chase Funding Trust,
Series 2003-01, Class 2A2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.660%)
0.762%(c)	11/25/32	227	225,703
CIT Mortgage Loan Trust,
Series 2007-01, Class 2A3, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.553%(c)	10/25/37	445	446,536
Credit Suisse Mortgage Trust,
Series 2020-11R, Class 1A1, 144A, 1 Month LIBOR + 2.150%
2.252%(c)	04/25/38	2,899	2,933,330

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
European Residential Loan Securitisation (Ireland),
Series 2021-NPLA, Class A1, 144A
0.000%(c)	11/25/60	EUR	2,700	$3,031,280
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59		1,598	1,599,217
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59		530	530,475
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-WHQ02, Class M2, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
0.792%(c)	05/25/35		239	238,996
Popular ABS Mortgage Pass-Through Trust,
Series 2005-05, Class AF4
3.606%(cc)	11/25/35		784	788,206
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%
1.432%(c)	09/27/75	EUR	4,312	4,838,714
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
3.000%(c)	04/16/23	EUR	10,177	10,428,510

				25,650,911

Student Loans — 0.2%
ELFI Graduate Loan Program LLC,
Series 2020-A, Class A, 144A
1.730%	08/25/45		4,331	4,287,416
Laurel Road Prime Student Loan Trust,
Series 2018-C, Class A, 144A
1.344%(cc)	08/25/43		3,692	3,777,462
Navient Private Education Refi Loan Trust,
Series 2020-DA, Class A, 144A
1.690%	05/15/69		593	593,829
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
0.000%(cc)	12/15/45		6,886	7,079,593
Series 2019-D, Class 1PT, 144A
2.966%(cc)	01/16/46		7,907	8,115,450
Series 2019-F, Class PT1, 144A
3.932%(cc)	02/15/45		5,325	5,406,387
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48		4,197	4,248,214
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46		6,735	6,855,190

				40,363,541

TOTAL ASSET-BACKED SECURITIES (cost $756,740,784)				754,586,207

BANK LOANS — 0.1%
Media — 0.0%
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%
3.360%(c)	08/24/26		1,042	479,694

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (continued)
Oil & Gas — 0.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
10.000%(c)	11/01/25		354	$381,878

Pharmaceuticals — 0.0%
Ceva Sante Animale SA (France),
Term Loan, 3 Month EURIBOR + 4.250% (Cap N/A, Floor 0.000%)
4.250%(c)	04/13/26	EUR	2,830	3,233,589

Retail — 0.1%
EG Finco Ltd. (United Kingdom),
Facility B (Euro) Loan, 3 Month EURIBOR + 4.000% (Cap N/A, Floor 0.000%)
4.000%(c)	02/07/25	EUR	2,859	3,243,760
Term B, 3 Month GBP LIBOR + 4.000%
4.943%(c)	02/07/25	GBP	1,290	1,730,466
EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000% (Cap N/A, Floor 0.000%)
7.000%(c)	04/30/27	EUR	5,200	5,923,900

				10,898,126

TOTAL BANK LOANS (cost $15,558,846)				14,993,287

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.6%
BANK,
Series 2017-BNK04, Class A3
3.362%	05/15/50		13,400	14,234,052
Barclays Commercial Mortgage Securities Trust,
Series 2020-C08, Class ASB
1.867%	10/15/53		11,733	11,666,924
Benchmark Mortgage Trust,
Series 2020-B20, Class A4
1.746%	10/15/53		17,500	16,987,936
BX Commercial Mortgage Trust,
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.410%(c)	10/15/36		14,875	14,754,020
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)
2.760%(c)	10/15/36		8,755	8,661,826
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.110%(c)	12/15/36		6,313	6,261,582
Series 2021-CIP, Class E, 144A, 1 Month LIBOR + 2.820% (Cap N/A, Floor 2.820%)
2.920%(c)	12/15/28		10,000	9,996,978
Cantor Commercial Real Estate Lending,
Series 2019-CF03, Class A3
2.752%	01/15/53		6,800	7,053,065
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49		15,976	16,515,312
Series 2017-C08, Class A3
3.305%	06/15/50		17,510	18,169,781
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A3
3.497%	06/10/48		7,245	7,663,020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.326%	11/10/47	5,430	$5,588,718
Series 2014-UBS02, Class A5
3.961%	03/10/47	5,577	5,848,595
Series 2014-UBS06, Class A4
3.378%	12/10/47	1,600	1,663,878
Series 2015-CR25, Class A3
3.505%	08/10/48	12,519	12,975,467
Series 2015-CR26, Class A3
3.359%	10/10/48	2,955	3,058,258
Series 2015-DC01, Class A4
3.078%	02/10/48	5,000	5,091,550
Series 2015-LC21, Class A3
3.445%	07/10/48	6,932	7,201,875
Series 2015-LC23, Class A3
3.521%	10/10/48	20,000	20,993,700
Series 2016-COR01, Class A3
2.826%	10/10/49	10,885	11,169,371
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57	7,612	7,862,461
Series 2015-C03, Class A3
3.447%	08/15/48	6,593	6,852,478
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49	10,900	11,245,756
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41	15,000	15,681,330
ELP Commercial Mortgage Trust,
Series 2021-ELP, Class F, 144A, 1 Month LIBOR + 2.667% (Cap N/A, Floor 2.667%)
2.777%(c)	11/15/38	7,750	7,701,848
FHLMC Multifamily Structured Pass-Through Certificates,
Series K025, Class X1, IO
0.778%(cc)	10/25/22	11,291	55,451
Series K052, Class X1, IO
0.644%(cc)	11/25/25	102,835	2,262,927
Series K055, Class X1, IO
1.354%(cc)	03/25/26	31,121	1,532,522
Series K058, Class X1, IO
0.921%(cc)	08/25/26	198,281	7,446,862
FREMF Mortgage Trust,
Series 2017-K63, Class X2A, IO, 144A
0.100%	02/25/50	487,701	1,958,268
Series 2017-K68, Class X2A, IO, 144A
0.100%	10/25/49	1,054,256	4,847,995
Greystone Commercial Capital Trust,
Series 2021-03, Class A, 144A
0.000%(cc)	08/17/23^	2,500	2,500,000
GS Mortgage Securities Trust,
Series 2015-GC34, Class A3
3.244%	10/10/48	8,153	8,378,112
Series 2015-GS01, Class A2
3.470%	11/10/48	20,000	20,700,406

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-GS06, Class A2
3.164%	05/10/50		15,290	$15,957,610
Series 2020-GC47, Class A4
2.125%	05/12/53		12,000	11,950,739
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class A4
3.493%	08/15/47		2,986	3,078,306
Series 2014-C25, Class A4A1
3.408%	11/15/47		3,974	4,115,961
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class E, 144A
4.613%(cc)	07/05/31		5,200	5,276,832
Series 2021-NYAH, Class G, 144A, 1 Month LIBOR + 2.640% (Cap N/A, Floor 2.640%)
2.750%(c)	06/15/38		2,200	2,184,812
Series 2021-NYAH, Class H, 144A, 1 Month LIBOR + 3.390% (Cap N/A, Floor 3.390%)
3.500%(c)	06/15/38		1,550	1,542,389
Series 2021-NYAH, Class XCP, IO, 144A
0.515%(cc)	06/15/38		188,390	1,844,074
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50		8,050	8,541,521
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class F, 144A, 1 Month LIBOR + 2.601% (Cap N/A, Floor 2.601%)
2.711%(c)	04/15/38		12,200	12,180,870
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A4
3.338%	03/15/48		11,325	11,825,073
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A4
3.259%	06/15/50		25,000	26,337,830
Series 2017-H01, Class XB, IO
0.691%(cc)	06/15/50		175,741	5,571,306
OPG Trust,
Series 2021-PORT, Class F, 144A, 1 Month LIBOR + 1.948% (Cap N/A, Floor 1.948%)
2.058%(c)	10/15/36		5,450	5,364,031
Taurus UK DAC (Ireland),
Series 2021-UK4A, Class B, 144A, SONIA + 1.500% (Cap N/A, Floor 0.000%)
1.550%(c)	08/17/31	GBP	890	1,201,321
Series 2021-UK4A, Class C, 144A, SONIA + 1.750% (Cap N/A, Floor 0.000%)
1.800%(c)	08/17/31	GBP	1,237	1,668,402
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	08/17/31	GBP	1,039	1,401,797
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A5
4.296%	08/15/51		7,000	7,859,368
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		1,170	1,194,268
Series 2015-LC20, Class A4
2.925%	04/15/50		5,000	5,140,734

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-NXS01, Class A4
2.874%	05/15/48	7,500	$7,671,634
Series 2015-NXS04, Class A3
3.452%	12/15/48	15,387	15,940,717
Series 2017-C39, Class ASB
3.212%	09/15/50	11,915	12,460,096
Series 2021-FCMT, Class B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.960%(c)	05/15/31	300	299,427
Series 2021-FCMT, Class C, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.510%(c)	05/15/31	200	199,619
Series 2021-FCMT, Class D, 144A, 1 Month LIBOR + 3.500% (Cap N/A, Floor 3.500%)
3.610%(c)	05/15/31	300	299,066
Series 2021-FCMT, Class E, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 4.500%)
4.610%(c)	05/15/31	6,600	6,574,905

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $475,363,450)			482,265,032

CORPORATE BONDS — 7.6%

Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.950%	08/01/59	3,110	3,232,312
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	02/15/28(a)	1,350	1,353,388
7.125%	06/15/26(a)	1,100	1,142,248
7.500%	03/15/25	6,500	6,618,443
7.875%	04/15/27(a)	6,025	6,247,868
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/50(a)	1,455	1,452,675
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31(a)	6,715	6,824,652

			26,871,586

Agriculture — 0.0%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	3,550	3,453,324

Airlines — 0.1%
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23	255	258,266
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	2,325	2,661,156
U.S. Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27	1,452	1,465,724

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)

Airlines (cont’d.)
United Airlines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.450%	06/01/29		1,351	$1,415,566
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26(a)		2,220	2,316,342
4.625%	04/15/29		495	513,394

				8,630,448

Apparel — 0.0%
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29		480	464,549

Auto Manufacturers — 0.2%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43(a)		3,700	4,089,214
5.291%	12/08/46(a)		2,140	2,510,660
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28		675	678,187
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35		2,705	3,212,566
5.150%	04/01/38(a)		790	950,866
6.250%	10/02/43		1,860	2,544,052
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
3.600%	06/21/30		9,480	10,107,605
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31		540	531,912
Volvo Car AB (Sweden),
Gtd. Notes, EMTN
2.500%	10/07/27	EUR	2,000	2,453,641

				27,078,703

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26(a)		1,040	1,064,774
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27(a)		3,000	3,122,321
Dana, Inc.,
Sr. Unsec’d. Notes
4.500%	02/15/32		2,475	2,490,169
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes
2.450%	06/15/30(a)		3,205	3,250,894

				9,928,158

Banks — 1.9%
Australia & New Zealand Banking Group Ltd. (Australia),
Jr. Sub. Notes, 144A
6.750%(ff)	06/15/26(oo)		735	835,005

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)

Banks (cont’d.)
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.241%(c)	04/12/23	1,600	$1,616,014
Sr. Unsec’d. Notes
1.849%	03/25/26	4,400	4,375,125
2.746%	05/28/25	2,600	2,689,455
3.125%	02/23/23	1,235	1,264,412
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(oo)	2,260	2,354,898
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25(oo)	12,970	13,153,239
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32	770	773,724
2.592%(ff)	04/29/31	1,585	1,600,374
2.687%(ff)	04/22/32	3,600	3,656,696
Sr. Unsec’d. Notes, MTN
4.083%(ff)	03/20/51	11,750	14,122,079
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32	2,820	2,856,106
Sub. Notes
6.110%	01/29/37	3,080	4,145,682
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.645%(ff)	06/24/31(a)	14,385	14,354,489
4.610%(ff)	02/15/23	5,220	5,242,119
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27	2,805	2,729,187
1.675%(ff)	06/30/27	1,840	1,808,738
1.904%(ff)	09/30/28	4,930	4,820,937
2.159%(ff)	09/15/29	890	871,841
2.219%(ff)	06/09/26	4,645	4,692,593
2.871%(ff)	04/19/32	800	810,485
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.045%(ff)	10/19/27	1,510	1,497,102
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	2,600	2,643,744
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32	230	230,078
2.561%(ff)	05/01/32(a)	17,780	17,881,395
2.572%(ff)	06/03/31	12,860	12,966,287
3.887%(ff)	01/10/28	1,810	1,962,587
8.125%	07/15/39	1,110	1,883,346
Sub. Notes
4.125%	07/25/28	500	549,570
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26	10,030	10,052,800
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.750%	03/26/25	600	637,319
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26	5,460	5,494,032
3.091%(ff)	05/14/32	2,500	2,541,478

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)

Banks (cont’d.)
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
1.447%(ff)	04/01/25		5,045	$5,015,833
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		3,300	3,495,805
Emirates NBD Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
4.050%	09/24/25	CNH	3,100	494,177
Sr. Unsec’d. Notes, MTN
4.750%	02/09/28	AUD	1,000	794,579
First Horizon Corp.,
Sr. Unsec’d. Notes
3.550%	05/26/23(a)		4,955	5,107,286
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(oo)		1,950	1,928,621
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(oo)		1,075	1,090,133
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27		4,660	4,568,156
2.383%(ff)	07/21/32		8,290	8,163,262
2.615%(ff)	04/22/32		2,550	2,562,960
3.500%	04/01/25		730	772,633
3.750%	02/25/26		660	710,140
3.800%	03/15/30		3,450	3,794,331
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.000%
1.124%(c)	07/24/23		1,830	1,835,953
Sub. Notes
5.150%	05/22/45		2,552	3,311,852
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.206%(ff)	08/17/29		1,225	1,201,625
2.804%(ff)	05/24/32		1,155	1,160,652
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
1.726%(ff)	04/01/27(a)		2,175	2,160,486
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A
4.198%(ff)	06/01/32		1,205	1,216,840
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)		1,345	1,387,919
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		4,295	4,390,266
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.599%(c)	04/30/22(oo)		807	809,125
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
3.932%(c)	02/01/22(oo)		3,505	3,509,813
Sr. Unsec’d. Notes
1.953%(ff)	02/04/32		20,620	19,855,172
2.069%(ff)	06/01/29(a)		5,520	5,473,941
2.545%(ff)	11/08/32		830	835,623
2.580%(ff)	04/22/32		5,390	5,457,161
3.200%	01/25/23(a)		1,120	1,150,201
3.509%(ff)	01/23/29		885	949,103
3.964%(ff)	11/15/48		2,975	3,482,977

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)

Banks (cont’d.)
4.260%(ff)	02/22/48		3,550	$4,325,650
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.907%(ff)	11/07/23		790	802,686
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	1,200	1,418,036
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.554%(ff)	07/09/27		2,960	2,906,998
Morgan Stanley,
Sr. Unsec’d. Notes
0.406%(ff)	10/29/27	EUR	1,100	1,244,387
1.593%(ff)	05/04/27		1,455	1,440,087
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		11,765	12,051,436
5.597%(ff)	03/24/51		9,075	13,550,700
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32		220	219,787
3.971%(ff)	07/22/38		610	694,296
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.073%(ff)	05/22/28(a)		6,415	6,684,858
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
1.792%(ff)	06/09/27		2,595	2,539,038
2.625%	01/22/25		900	922,557
3.875%	03/28/24		10,100	10,632,964
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)		2,600	2,608,423
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.494%(ff)	08/10/27		1,900	1,853,908
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
1.982%(ff)	06/03/27		1,220	1,187,440
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31		29,920	30,539,553

				339,422,365

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46		3,930	4,978,027
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.450%	01/23/39		3,445	4,517,493

				9,495,520

Building Materials — 0.0%
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30(a)		1,500	1,531,979
4.750%	01/15/28(a)		1,725	1,784,440

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)

Building Materials (cont’d.)
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29(a)		1,000	$1,047,031

				4,363,450

Chemicals — 0.1%
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		200	240,703
5.375%	03/15/44		510	643,747
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
1.750%	06/14/22	EUR	1,500	1,718,609
INEOS Quattro Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
2.500%	01/15/26	EUR	6,500	7,356,294
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23		693	728,637
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		2,500	2,592,450
Sasol Financing USA LLC (South Africa),
Gtd. Notes
4.375%	09/18/26		960	967,066
5.875%	03/27/24		3,070	3,197,057
6.500%	09/27/28		400	433,222

				17,877,785

Commercial Services — 0.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)		1,575	1,531,490
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		940	939,244
4.625%	06/01/28		585	574,279
API Group DE, Inc.,
Gtd. Notes, 144A
4.125%	07/15/29		1,950	1,970,743
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	700	844,747
4.250%	09/25/30	GBP	1,000	1,514,250
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31		850	838,674
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25		4,490	4,832,696
7.000%	10/15/37		1,780	2,626,047
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48		1,025	1,240,122

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)

Commercial Services (cont’d.)
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		1,050	$1,316,260
4.678%	07/01/2114		1,300	1,942,228
Nexi SpA (Italy),
Sr. Unsec’d. Notes
2.125%	04/30/29	EUR	4,930	5,509,741
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		325	327,572
4.875%	01/15/28(a)		2,900	3,047,215
5.250%	01/15/30(a)		3,679	3,982,920

				33,038,228

Computers — 0.0%
Genpact Luxembourg Sarl/Genpact USA, Inc.,
Gtd. Notes
1.750%	04/10/26		2,580	2,573,136
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A
5.750%	06/01/25		1,850	1,918,582

				4,491,718

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28(a)		2,700	2,685,428

Diversified Financial Services — 0.2%
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN
1.625%	04/29/24		1,005	1,003,955
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		2,745	2,906,709
Greystone Commercial Capital Trust,
Sr. Unsec’d. Notes, Series A, 144A, 1 Month LIBOR + 2.270%
2.379%(c)	05/31/25		2,800	2,817,322
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes
2.625%	10/15/31(a)		1,900	1,876,106
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.500%	08/15/28		1,070	1,100,558
6.000%	01/15/27		915	952,390
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31		1,475	1,454,101
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28		2,075	2,037,538
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
3.950%	04/23/30		1,500	1,545,720
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	500	566,699

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Sherwood Financing PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.000%	11/15/26	GBP	1,725	$2,330,106
Western Union Co. (The),
Sr. Unsec’d. Notes
1.350%	03/15/26		8,520	8,364,261

				26,955,465

Electric — 0.5%
Ameren Illinois Co.,
Sr. Sec’d. Notes
4.150%	03/15/46		975	1,177,904
Arizona Public Service Co.,
Sr. Unsec’d. Notes
2.200%	12/15/31(a)		5,880	5,708,687
3.350%	05/15/50		985	1,007,580
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
4.250%	09/15/48		2,550	3,098,197
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	2,700	3,019,240
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		2,000	1,929,111
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29(a)		470	465,956
5.000%	02/01/31(a)		3,310	3,342,150
5.125%	03/15/28		2,500	2,540,290
CMS Energy Corp.,
Jr. Sub. Notes
4.750%(ff)	06/01/50		1,910	2,072,789
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes
5.000%	09/29/36		1,896	2,001,369
Commonwealth Edison Co.,
First Mortgage
4.350%	11/15/45		1,365	1,649,772
Enel SpA (Italy),
Jr. Sub. Notes, 144A
8.750%(ff)	09/24/73(a)		900	1,003,694
Entergy Louisiana LLC,
Collateral Trust Bond
4.000%	03/15/33		1,785	2,040,935
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		2,000	2,156,832
Sr. Unsec’d. Notes, 144A
7.125%	02/11/25		1,025	1,059,538
Sr. Unsec’d. Notes, 144A, MTN
6.750%	08/06/23		400	411,048
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series HE
8.625%	06/15/29		900	1,296,226
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30		2,110	2,099,147

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes
6.875%	06/21/23		1,000	$1,080,316
7.875%	12/15/26		2,000	2,500,573
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		995	1,093,316
Mexico Generadora de Energia S de rl (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	12/06/32		1,650	1,822,379
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		1,750	1,847,972
6.625%	01/15/27		1,144	1,190,224
Gtd. Notes, 144A
5.250%	06/15/29(a)		2,500	2,676,556
Sr. Sec’d. Notes, 144A
2.000%	12/02/25(a)		765	770,266
2.450%	12/02/27		3,325	3,298,899
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	1,700	2,039,867
Ontario Electricity Financial Corp. (Canada),
Local Gov’t. Gtd. Notes, Series 40
2.427%(s)	04/11/31		CAD 500	321,840
Pacific Gas & Electric Co.,
First Mortgage
4.550%	07/01/30		3,390	3,676,991
PECO Energy Co.,
First Mortgage
3.150%	10/15/25(a)		2,765	2,923,196
3.700%	09/15/47		2,400	2,714,649
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28		60	63,034
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	1,000	1,094,095
2.875%	10/25/25	EUR	400	484,656
Sr. Unsec’d. Notes, 144A
1.875%	11/05/31	EUR	529	578,776
Puget Energy, Inc.,
Sr. Sec’d. Notes
4.100%	06/15/30(a)		7,200	7,803,342
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47		6,165	6,808,211
Southern Co. (The),
Jr. Sub. Notes, Series B
5.500%(ff)	03/15/57		342	342,662
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		1,550	1,572,609
8.000%(ff)	10/15/26(oo)		5,600	5,923,811
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27(a)		2,500	2,595,227
5.625%	02/15/27		4,100	4,239,327

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sr. Unsec’d. Notes, 144A
4.375%	05/01/29		1,100	$1,104,155

				98,647,414

Electrical Components & Equipment — 0.0%
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25		965	1,022,027
7.250%	06/15/28		925	1,017,057

				2,039,084

Electronics — 0.0%
TD SYNNEX Corp.,
Sr. Unsec’d. Notes, 144A
1.750%	08/09/26(a)		7,470	7,295,922

Engineering & Construction — 0.1%
Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN
2.000%	02/15/33	EUR	4,600	4,977,593
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.750%	10/23/30	EUR	2,500	2,736,789
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		1,500	1,558,220
5.500%	07/31/47		1,000	1,001,076
TopBuild Corp.,
Gtd. Notes, 144A
4.125%	02/15/32		650	666,774

				10,940,452

Entertainment — 0.0%
Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)		950	955,395
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
4.125%	04/15/26(a)		2,725	2,801,522
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.625%	09/01/29(a)		800	794,718
5.875%	09/01/31(a)		1,275	1,280,590

				5,832,225

Environmental Control — 0.0%
Madison IAQ LLC,
Sr. Unsec’d. Notes, 144A
5.875%	06/30/29(a)		550	550,057

Foods — 0.3%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
5.875%	02/15/28(a)		3,700	3,928,875
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes
3.250%	02/16/26	GBP	1,500	1,955,609
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	5,900	7,692,063

Interest Rate	Maturity Date	Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Foods (cont’d.)
4.500%	02/16/26		GBP	4,450	$6,016,731
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,900		2,430,720
Campbell Soup Co.,
Sr. Unsec’d. Notes
2.375%	04/24/30(a)		5,220		5,188,132
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29		810		892,164
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30(a)		2,500		2,719,325
Kraft Heinz Foods Co.,
Gtd. Notes
4.625%	10/01/39		850		998,949
4.875%	10/01/49(a)		5,100		6,423,449
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30(a)		925		950,226
4.375%	01/31/32(a)		925		954,312
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
4.250%	04/15/31(a)		5,550		5,832,619
Post Holdings, Inc.,
Gtd. Notes, 144A
5.500%	12/15/29		725		762,107
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31		1,247		1,237,631

					47,982,912

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.625%	05/20/24(a)		1,000		1,081,323
5.750%	05/20/27(a)		2,361		2,618,969
5.875%	08/20/26(a)		2,200		2,460,784
NiSource, Inc.,
Sr. Unsec’d. Notes
3.950%	03/30/48(a)		785		884,656
4.375%	05/15/47		3,590		4,271,875
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43		1,200		1,374,166

					12,691,773

Healthcare-Products — 0.1%
Avantor Funding, Inc.,
Sr. Sec’d. Notes
2.625%	11/01/25	EUR	1,500		1,748,382
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30(a)		3,175		3,234,528
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	4,460		5,066,167

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31	EUR	600	$741,209
2.250%	03/07/39	EUR	1,005	1,305,294
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29(a)		975	971,608
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		525	533,174
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	2,150	2,471,750
1.875%	10/01/49	EUR	1,430	1,669,538

				17,741,650

Healthcare-Services — 0.4%
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42		1,318	1,553,634
CAB SELAS (France),
Sr. Sec’d. Notes, 144A
3.375%	02/01/28	EUR	5,250	5,969,468
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29		2,500	2,756,486
4.500%	02/15/27		10,500	11,588,018
4.750%	05/01/23(a)		1,000	1,047,860
5.125%	06/15/39(a)		2,000	2,473,488
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A
2.200%	06/01/30		7,660	7,548,879
IQVIA, Inc.,
Gtd. Notes
2.250%	03/15/29	EUR	1,500	1,702,267
Mayo Clinic,
Unsec’d. Notes, Series 2016
4.128%	11/15/52(a)		630	799,043
MEDNAX, Inc.,
Gtd. Notes, 144A
6.250%	01/15/27(a)		2,500	2,622,311
Memorial Sloan-Kettering Cancer Center,
Unsec’d. Notes, Series 2020
2.955%	01/01/50		4,415	4,512,734
New York & Presbyterian Hospital (The),
Unsec’d. Notes, Series 2019
3.954%	08/01/2119		3,560	4,299,959
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47		9,675	11,483,956
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.800%	06/30/31(a)		1,246	1,286,841
5.750%	01/30/40		1,126	1,423,940
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.625%	07/15/24		186	188,799

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Sr. Sec’d. Notes, 144A
4.250%	06/01/29		2,500	$2,544,792
4.375%	01/15/30		1,325	1,343,141
4.625%	06/15/28		315	324,150
7.500%	04/01/25(a)		1,250	1,313,013
Sr. Unsec’d. Notes
6.750%	06/15/23(a)		2,425	2,594,612
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	11/15/41		1,440	1,807,753

				71,185,144

Home Builders — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29		1,075	1,074,041
Beazer Homes USA, Inc.,
Gtd. Notes
7.250%	10/15/29(a)		3,000	3,345,329
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30		2,000	2,045,712
6.250%	09/15/27(a)		865	906,437
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29		1,200	1,226,384
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27(a)		3,000	3,159,438
KB Home,
Gtd. Notes
4.000%	06/15/31(a)		1,050	1,090,372
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30(a)		5,725	5,832,425
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.750%	01/15/28(a)		2,350	2,619,602
5.875%	06/15/27		1,620	1,817,140
6.625%	07/15/27		1,900	2,001,197

				25,118,077

Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29		1,400	1,427,449

Household Products/Wares — 0.0%
Central Garden & Pet Co.,
Gtd. Notes, 144A
4.125%	04/30/31(a)		1,550	1,559,311
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26	EUR	2,000	2,320,799

				3,880,110

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.350%	04/01/23		7,518	$7,755,556
Scotts Miracle-Gro Co. (The),
Gtd. Notes, 144A
4.000%	04/01/31(a)		1,725	1,701,431

				9,456,987

Insurance — 0.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.375%	01/15/55		890	1,095,299
Arch Capital Finance LLC,
Gtd. Notes
5.031%	12/15/46		950	1,231,552
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43		915	1,191,798
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
4.868%	06/01/44		2,825	3,546,306
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		5,735	5,907,627
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	2,200	2,593,998
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29		12,000	13,817,684
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40		1,625	2,482,276
Markel Corp.,
Sr. Unsec’d. Notes
4.150%	09/17/50		1,310	1,523,592
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.625%	09/30/59		596	654,532
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		1,375	1,768,576
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		1,030	1,048,852

				36,862,092

Lodging — 0.0%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		2,750	2,738,066
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30		1,040	1,175,057
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26(a)		768	801,697

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25		1,500	$1,566,600

				6,281,420

Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32(a)		5,825	6,004,735
Sr. Unsec’d. Notes, 144A
4.750%	03/01/30(a)		880	917,379
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52		1,385	1,385,902
5.375%	05/01/47		2,575	3,075,422
6.384%	10/23/35		3,945	5,110,105
6.484%	10/23/45		4,485	6,131,671
Comcast Corp.,
Gtd. Notes
3.450%	02/01/50		2,260	2,414,569
3.750%	04/01/40		2,710	3,031,555
3.950%	10/15/25		670	732,499
Gtd. Notes, 144A
2.887%	11/01/51		1,453	1,405,698
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31(a)		2,460	2,303,144
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55		1,539	1,620,580
5.300%	05/15/49		559	706,785
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29(a)		3,000	2,729,642
7.750%	07/01/26(a)		400	422,521
Globo Comunicacao e Participacoes SA (Brazil),
Sr. Unsec’d. Notes
4.843%	06/08/25		1,240	1,270,764
UPCB Finance VII Ltd. (Netherlands),
Sr. Sec’d. Notes
3.625%	06/15/29		EUR 1,500	1,742,254
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/44		685	855,395
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.375%	06/15/24		395	423,571
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.250%	01/15/30	GBP	1,900	2,552,977

				44,837,168

Mining — 0.1%
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39		5,415	7,385,478

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Novelis Corp.,
Gtd. Notes, 144A
3.250%	11/15/26(a)		2,000	$2,022,325
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
5.400%	02/01/43		1,100	1,348,664
6.250%	07/15/41		4,911	6,539,396

				17,295,863

Multi-National — 0.0%
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, 144A, MTN
2.422%(s)	05/28/37	CAD	600	315,373
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22		1,238	1,249,928

				1,565,301

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		1,085	1,113,379

Oil & Gas — 0.6%
Antero Resources Corp.,
Gtd. Notes, 144A
8.375%	07/15/26(a)		998	1,136,132
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26(a)		800	812,716
9.000%	11/01/27		186	249,024
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	06/22/25(oo)		8,240	8,607,571
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.450%	06/30/33		3,495	4,510,454
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32		140	137,111
3.750%	02/15/52		105	105,787
5.250%	06/15/37		3,985	4,724,237
6.800%	09/15/37		2,450	3,322,846
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.875%	02/01/29(a)		2,200	2,355,111
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		1,355	1,390,470
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		1,560	1,963,872
Diamondback Energy, Inc.,
Gtd. Notes
3.125%	03/24/31(a)		455	469,155
3.250%	12/01/26		3,750	3,958,507
4.400%	03/24/51		145	166,425

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23		2,395	$2,539,392
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28(a)		2,450	2,613,334
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		600	603,882
4.875%	03/30/26		109	108,118
5.375%	03/30/28		1,785	1,759,088
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
2.500%	03/21/26	EUR	1,200	1,413,615
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		425	437,831
6.000%	02/01/31		425	440,313
Lundin Energy Finance BV (Netherlands),
Gtd. Notes, 144A
3.100%	07/15/31		1,430	1,445,149
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
6.500%	03/01/41		1,350	1,861,982
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.125%	02/01/27(a)		2,000	2,129,954
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.950%	07/01/24(a)		3,500	3,891,513
7.500%	05/01/31		2,450	3,221,986
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34		1,000	1,285,740
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.375%	10/01/29	GBP	100	141,920
5.600%	01/03/31(a)		1,700	1,809,470
6.625%	01/16/34	GBP	3,880	5,807,479
7.375%	01/17/27		2,905	3,374,011
Gtd. Notes, EMTN
6.250%	12/14/26	GBP	200	294,323
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29	EUR	718	806,345
5.350%	02/12/28		255	254,151
6.350%	02/12/48(a)		1,902	1,636,618
6.500%	03/13/27		2,305	2,458,748
6.500%	01/23/29(a)		1,000	1,037,121
6.840%	01/23/30(a)		1,282	1,329,401
7.690%	01/23/50		2,077	2,003,483
Gtd. Notes, EMTN
2.750%	04/21/27	EUR	1,000	1,056,454
4.875%	02/21/28	EUR	9,640	10,994,902
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
3.125%	07/12/41		1,210	1,223,648

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Range Resources Corp.,
Gtd. Notes
9.250%	02/01/26(a)		500	$539,372
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	03/04/51(a)		2,365	2,563,164
6.500%	06/15/38		1,403	1,923,103
6.800%	05/15/38		1,755	2,465,508
TotalEnergies Capital International SA (France),
Gtd. Notes
3.127%	05/29/50		3,305	3,395,943
UGI International LLC,
Gtd. Notes, 144A
2.500%	12/01/29	EUR	1,250	1,404,087

				104,180,566

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28		6,297	6,810,548
4.000%	12/21/25		246	265,382

				7,075,930

Packaging & Containers — 0.0%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%
5.000%	06/30/27	EUR	4,118	4,811,221
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group
Issuer LLC/Reynolds Group Issuer LLC,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27		1,350	1,314,025
Verallia SA (France),
Gtd. Notes
1.625%	05/14/28	EUR	1,800	2,097,240

				8,222,486

Pharmaceuticals — 0.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.450%	03/15/22		1,998	2,000,280
4.250%	11/21/49		9,180	11,021,404
4.500%	05/14/35		1,615	1,930,542
4.550%	03/15/35		1,830	2,187,895
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		1,000	1,057,396
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	02/15/29		75	66,562
5.250%	01/30/30		500	442,090
5.250%	02/15/31(a)		950	838,192
6.125%	04/15/25		1,654	1,688,200
6.250%	02/15/29		2,965	2,821,263
7.000%	01/15/28(a)		815	819,288
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40		870	823,668

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
4.125%	06/15/39	1,375	$1,626,368
5.000%	08/15/45	2,583	3,439,760
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27	4,808	5,173,652
Sr. Unsec’d. Notes
3.400%	03/15/50	1,000	1,043,044
3.400%	03/15/51	4,035	4,242,004
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29	4,780	5,095,996
5.050%	03/25/48	2,425	3,172,992
5.125%	07/20/45	1,750	2,275,432
5.300%	12/05/43	430	566,785
Mylan, Inc.,
Gtd. Notes
5.400%	11/29/43	1,600	1,981,042
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	1,450	1,486,731
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	800	835,740
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.550%	05/28/40	1,605	1,596,143
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	4,815	5,903,334
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	3,905	4,165,299
4.000%	06/22/50	920	983,573

			69,284,675

Pipelines — 0.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.750%	01/15/28	2,500	2,622,708
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes, 144A
4.600%	12/15/44	85	100,992
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	2,990	3,050,965
Sr. Unsec’d. Notes
4.950%	06/15/28	3,815	4,301,941
5.000%	05/15/50	2,835	3,264,333
5.875%	01/15/24	1,300	1,402,825
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.400%	04/01/24	600	630,989
5.600%	04/01/44	350	353,049
Enterprise Products Operating LLC,
Gtd. Notes
6.125%	10/15/39	1,000	1,360,856

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38	1,537	$1,774,814
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.550%	07/01/30	3,465	3,486,797
Kinder Morgan, Inc.,
Gtd. Notes
5.550%	06/01/45	685	866,924
MPLX LP,
Sr. Unsec’d. Notes
5.200%	03/01/47	290	354,907
ONEOK Partners LP,
Gtd. Notes
3.375%	10/01/22	2,269	2,298,261
6.850%	10/15/37	3,550	4,756,667
ONEOK, Inc.,
Gtd. Notes
4.950%	07/13/47	1,700	1,980,855
6.350%	01/15/31(a)	3,000	3,781,824
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.605%	02/15/25(a)	1,250	1,317,442
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.300%	01/31/43	2,950	3,011,120
4.700%	06/15/44(a)	855	911,947
4.900%	02/15/45	3,000	3,279,373
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	12/31/30	3,050	3,056,468
7.500%	10/01/25	1,000	1,083,555
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	285	296,659
4.125%	08/15/31	285	304,097
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48	395	475,955
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25	1,920	2,074,534
4.900%	01/15/45	1,955	2,340,409
5.400%	03/04/44	3,260	4,045,592

			58,586,858

Real Estate — 0.0%
Howard Hughes Corp. (The),
Gtd. Notes, 144A
4.125%	02/01/29(a)	3,500	3,541,489
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
5.250%	04/15/29	1,125	1,113,065
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
2.500%	10/15/31	255	255,336

			4,909,890

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 0.3%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.250%	04/01/28		1,740	$1,736,975
2.500%	08/16/31		270	264,148
4.050%	07/01/30(a)		2,735	3,003,192
4.125%	05/15/29		3,500	3,874,995
Corporate Office Properties LP,
Gtd. Notes
2.750%	04/15/31		3,630	3,610,463
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31(a)		1,245	1,197,216
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		410	457,946
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31(a)		2,640	2,745,471
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.250%	12/01/31(a)		590	575,015
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		4,150	4,442,706
5.625%	05/01/24(a)		2,750	2,941,004
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
2.500%	03/24/26	GBP	2,750	3,712,537
3.325%	03/24/25	EUR	4,225	5,184,254
3.692%	06/05/28	GBP	3,900	5,519,306
5.250%	08/01/26		285	293,316
Realty Income Corp.,
Sr. Unsec’d. Notes
3.400%	01/15/28(h)		7,870	8,494,300
Simon Property Group LP,
Sr. Unsec’d. Notes
2.250%	01/15/32		1,500	1,464,014
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		5,150	5,372,030
Ventas Realty LP,
Gtd. Notes
2.500%	09/01/31		1,630	1,613,481
Welltower, Inc.,
Sr. Unsec’d. Notes
2.050%	01/15/29		1,400	1,380,875
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.250%	04/01/33		4,025	3,830,692

				61,713,936

Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28(a)		1,750	1,771,860

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail (cont’d.)
At Home Group, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	07/15/28		575	$566,734
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30		4,010	4,585,822
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
6.250%	10/30/25	EUR	2,600	3,037,605
Sr. Sec’d. Notes, 144A
6.250%	10/30/25	EUR	2,200	2,570,281
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29		1,350	1,335,205
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		1,300	1,300,246
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25(a)		4,435	4,530,609

				19,698,362

Semiconductors — 0.1%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.187%	11/15/36		16,175	16,227,362

Software — 0.0%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
2.500%	09/15/50		1,425	1,250,841
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50		16	15,702
2.921%	03/17/52		29	30,708

				1,297,251

Telecommunications — 0.4%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27		3,000	3,198,880
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33		17	16,648
3.500%	06/01/41		6,095	6,271,841
3.500%	09/15/53		11,003	11,121,307
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A
8.000%	12/31/26		2,000	1,948,798
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%
13.000%	12/31/25		5,175	5,318,370
HKT Capital No. 3 Ltd. (Hong Kong),
Gtd. Notes
1.650%	04/10/27	EUR	2,000	2,369,318
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
5.125%	10/15/26	EUR	1,000	1,189,380

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
6.500%	10/15/26(a)		500	$525,714
7.000%	10/15/28(a)		475	499,833
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		8,540	8,817,604
Matterhorn Telecom SA (Luxembourg),
Sr. Sec’d. Notes
3.125%	09/15/26	EUR	1,687	1,913,990
Sprint Communications, Inc.,
Gtd. Notes
6.000%	11/15/22		2,175	2,262,553
T-Mobile USA, Inc.,
Gtd. Notes
2.625%	02/15/29(a)		2,800	2,756,115
Sr. Sec’d. Notes
2.550%	02/15/31(a)		14,700	14,631,475
3.000%	02/15/41		480	467,715
3.300%	02/15/51		460	449,084
Sr. Sec’d. Notes, 144A
2.700%	03/15/32		2,345	2,361,499
3.400%	10/15/52		115	114,670
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		9,390	8,912,484
3.400%	03/22/41		2,445	2,565,936
Sr. Unsec’d. Notes, Series MPLE
4.050%	03/22/51	CAD	465	394,531
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes
3.250%	01/31/31	EUR	1,500	1,695,532

				79,803,277

Toys/Games/Hobbies — 0.0%
Mattel, Inc.,
Gtd. Notes, 144A
3.375%	04/01/26		1,300	1,333,458

Transportation — 0.1%
Kansas City Southern,
Gtd. Notes
3.500%	05/01/50		3,555	3,797,649
Kansas City Southern de Mexico SA de CV,
Gtd. Notes
3.000%	05/15/23		1,785	1,807,428
Kazakhstan Temir Zholy National Co. JSC (Kazakhstan),
Gtd. Notes
3.250%	12/05/23	CHF	1,500	1,732,655
3.638%	06/20/22	CHF	500	556,978
La Poste SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	07/18/29	EUR	1,000	1,094,130
Regie Autonome des Transports Parisiens (France),
Sr. Unsec’d. Notes, EMTN
0.400%	12/19/36	EUR	700	796,674
Russian Railways Via RZD Capital PLC (Russia),
Sr. Unsec’d. Notes
7.487%	03/25/31	GBP	1,500	2,683,632

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.250%	05/01/25(a)	3,425	$3,588,978

			16,058,124

TOTAL CORPORATE BONDS (cost $1,345,320,895)			1,385,893,381

MUNICIPAL BONDS — 0.3%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	555	615,583

California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,330	2,152,915
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs
6.582%	05/15/39	4,685	6,099,849
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	1,850	2,451,640
University of California,
Taxable, Revenue Bonds, Series AP
3.931%	05/15/45	340	388,823
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115	850	1,212,198
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	360	426,495

			12,731,920

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	955	1,510,213

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A
4.814%	10/01/2114	550	815,530

Illinois — 0.1%
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	11,855	12,305,834

New York — 0.0%
New York State Urban Development Corp.,
Taxable, Revenue Bonds, BABs
5.838%	03/15/40	2,000	2,603,060

North Carolina — 0.1%
North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, Series 2011-02, Class A3, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.924%(c)	07/25/36	9,824	9,864,952

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Ohio — 0.0%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
8.084%	02/15/50	265	$493,790

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	1,035	1,468,618
Revenue Bonds, BABs, Series B
5.511%	12/01/45	1,815	2,591,225

			4,059,843

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	1,925	2,642,857

TOTAL MUNICIPAL BONDS (cost $43,765,353)			47,643,582

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.3%
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%
0.293%(c)	03/27/36	381	379,236
Banc of America Funding Trust,
Series 2015-R09, Class 1A1, 144A
0.804%(cc)	12/26/46	2,194	2,216,820
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.702%(c)	04/25/28	491	490,924
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.552%(c)	04/25/29	682	682,338
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
4.101%(c)	08/26/30	635	640,443
Series 2020-03A, Class M1A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	10/25/30	201	200,900
Series 2020-03A, Class M1B, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.952%(c)	10/25/30	500	502,284
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
3.802%(c)	10/25/30	650	665,739
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.702%(c)	06/25/30	69	69,416
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.702%(c)	06/25/30	5,830	5,836,252
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
1.450%(c)	09/25/31	150	149,058
BVRT Financing Trust,
Series 2021-04, Class F, 144A, SOFR + 2.000%
2.050%(c)	09/12/26^	9,346	9,346,502

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Central Park Funding Trust,
Series 2021-01, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.852%(c)	08/29/22	8,917	$8,891,459
Series 2021-03, Class PT, 144A, 1 Month LIBOR + 2.950% (Cap N/A, Floor 2.950%)
3.052%(c)	03/01/23	5,733	5,717,594
Connecticut Avenue Securities Trust,
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)
3.150%(c)	10/25/41	2,670	2,697,569
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)
1.600%(c)	10/25/41	690	690,832
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A
3.023%(cc)	08/25/60	953	958,595
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.902%(c)	04/25/29	620	619,612
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)
4.602%(c)	10/25/30	419	419,873
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
2.200%(c)	10/25/33	1,265	1,270,084
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
2.750%(c)	10/25/33	1,955	1,987,451
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
3.500%(c)	04/25/34	1,890	1,889,814
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.502%(c)	05/25/30	1,068	1,085,118
Series 2021-R02, Class 2B1, 144A, 30 Day Average SOFR + 3.300% (Cap N/A, Floor 0.000%)
3.350%(c)	11/25/41	930	936,957
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
2.050%(c)	11/25/41	690	691,315
Fannie Mae REMICS,
Series 2012-134, Class IL, IO
3.500%	12/25/32	380	42,336
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.050%(c)	11/25/50	2,075	2,166,797
Series 2021-DNA07, Class B1, 144A, 30 Day Average SOFR + 3.650% (Cap N/A, Floor 0.000%)
3.700%(c)	11/25/41	1,605	1,629,976
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
5.203%(c)	06/25/50	485	500,287

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.103%(c)	06/25/50	171	$171,634
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.103%(c)	08/25/50	3,710	3,903,073
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
4.850%(c)	10/25/50	1,575	1,667,354
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.850%(c)	10/25/50	836	842,570
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.703%(c)	07/25/50	931	934,333
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.353%(c)	09/25/50	750	781,141
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.253%(c)	09/25/50	170	170,254
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)
3.550%(c)	10/25/33	1,910	1,978,799
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
3.100%(c)	01/25/34	1,690	1,697,448
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
1.700%(c)	01/25/34	1,090	1,094,667
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
3.450%(c)	10/25/41	2,330	2,344,608
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
3.200%(c)	12/25/33	1,050	1,056,992
Series 2021-HQA02, Class M2, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 0.000%)
2.100%(c)	12/25/33	630	631,199
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
3.400%(c)	09/25/41	430	427,859
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	09/25/41	830	829,482
Series 2021-HQA04, Class B1, 144A, 30 Day Average SOFR + 3.750% (Cap N/A, Floor 0.000%)
3.800%(c)	12/25/41	790	794,450
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
2.400%(c)	12/25/41	1,900	1,904,759
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.853%(c)	09/25/48	2	2,125

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.753%(c)	01/25/49		53	$53,836
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49		2,360	2,355,789
GS Mortgage-Backed Securities Trust,
Series 2019-SL01, Class A1, 144A
2.625%(cc)	01/25/59		3,631	3,659,636
GSMSC Resecuritization Trust,
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	10/26/36		132	131,180
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	10/26/36		1,600	1,570,829
HarborView Mortgage Loan Trust,
Series 2005-01, Class 2A1A, 1 Month LIBOR + 0.540% (Cap 10.500%, Floor 0.540%)
0.644%(c)	03/19/35		1,027	1,030,856
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.752%(c)	05/25/29		86	85,520
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.352%(c)	10/25/30		696	698,086
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)
4.252%(c)	10/25/30		600	607,071
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)
1.650%(c)	01/25/34		1,500	1,496,291
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.850%(c)	01/25/34		2,390	2,372,190
Impac Secured Assets Trust,
Series 2006-01, Class 2A2, 1 Month LIBOR + 0.820% (Cap 11.500%, Floor 0.820%)
0.922%(c)	05/25/36		77	75,897
Jupiter Mortgage PLC (United Kingdom),
Series 1A, Class B, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)
1.450%(c)	07/20/60	GBP	2,700	3,657,517
Legacy Mortgage Asset Trust,
Series 2020-SL01, Class A, 144A
2.734%	01/25/60		1,717	1,725,768
MFA Trust,
Series 2021-RPL01, Class A1, 144A
1.131%(cc)	07/25/60		2,169	2,131,949
Mortgage Repurchase Agreement Financing Trust,
Series 2020-05, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.101%(c)	08/10/23		4,100	4,100,508
Series 2020-05, Class A2, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.101%(c)	08/10/23		21,315	21,317,639

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.600%)
1.399%(c)	09/15/22	26,820	$26,769,755
Series 2021-09, 144A, 1 Month LIBOR + 1.300%
1.404%(c)	07/15/22^	12,500	12,500,000
Series 2021-10, Class A1X, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.599%(c)	02/22/23	8,360	8,363,905
Series 2021-EBO03, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.849%(c)	03/31/23	6,280	6,288,453
Series 2021-EBO03, Class A2, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.849%(c)	03/31/23	7,250	7,261,261
Series 2021-EBO06, Class A1X, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.699%(c)	02/16/22	8,990	8,985,221
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	07/25/29	23	22,692
Oaktown Re V Ltd. (Bermuda),
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.702%(c)	10/25/30	532	533,204
Oaktown Re VI Ltd. (Bermuda),
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)
1.700%(c)	10/25/33	1,215	1,215,708
Series 2021-01A, Class M1B, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 2.050%)
2.100%(c)	10/25/33	860	864,809
Oaktown Re VII Ltd. (Bermuda),
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
1.650%(c)	04/25/34	3,200	3,194,185
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
2.950%(c)	04/25/34	2,700	2,677,590
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.752%(c)	06/25/57	2,438	2,439,974
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)
3.917%(c)	12/25/22	7,080	7,097,937
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
3.002%(c)	02/27/24	9,124	9,245,094
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
1.502%(c)	03/25/28	209	209,293

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
2.802%(c)	03/25/28		2,810	$2,810,002
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)
4.702%(c)	10/25/30		341	340,785
Series 2021-01, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)
1.700%(c)	12/27/33		2,480	2,480,737
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)
1.898%(c)	11/25/31		1,640	1,641,928
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
3.748%(c)	11/25/31		1,900	1,914,139
Residential Mortgage Securities PLC (United Kingdom),
Series 32A, Class A, 144A, SONIA + 1.250% (Cap N/A, Floor 0.000%)
1.298%(c)	06/20/70	GBP	4,524	6,171,863
Station Place Securitization Trust,
Series 2021-08, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.902%(c)	06/20/22		6,870	6,875,929
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2004-AR08, Class A1, 1 Month LIBOR + 0.840% (Cap 10.500%, Floor 0.840%)
0.943%(c)	06/25/44		883	873,871
ZH Trust,
Series 2021-01, Class A, 144A
2.253%	02/18/27		830	824,485

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $241,702,063)				243,281,710

SOVEREIGN BONDS — 1.4%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes
4.400%	03/09/23		1,000	1,004,754
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	500	744,340
4.690%	10/28/34	EUR	200	307,204
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	300	575,895
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		1,735	1,730,661
3.375%	08/20/50		1,100	1,100,404
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		11,886	12,384,440
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
1.375%	09/23/50	EUR	920	1,001,865
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
0.000%	08/15/31	EUR	1,640	1,899,829

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
City of Quebec (Canada),
Unsec’d. Notes
2.100%	07/06/31	CAD	1,000	$786,411
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
7.375%	09/18/37		800	930,199
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	8,000	9,842,958
Croatia Government International Bond (Croatia),
Unsec’d. Notes
1.500%	06/17/31	EUR	3,000	3,533,985
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	5,500	6,324,977
2.375%	09/25/28	EUR	500	642,859
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
6.000%	07/19/28		1,140	1,274,410
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/16/26	EUR	660	726,593
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, EMTN
2.250%	01/13/31(a)		915	860,336
Hellenic Republic Government Bond (Greece),
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	13,736	16,420,641
1.875%	01/24/52	EUR	195	218,906
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	1,135	1,746,899
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	5,000	5,964,614
Sr. Unsec’d. Notes, 144A
3.125%	09/21/51		820	807,441
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	5,000	5,694,463
1.100%	03/12/33	EUR	2,000	2,196,770
1.450%	09/18/26	EUR	1,280	1,506,967
1.750%	04/24/25	EUR	2,000	2,370,744
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28		EUR 11,820	15,632,099
Isle of Man Government International Bond (United Kingdom),
Unsec’d. Notes
5.375%	08/14/34	GBP	400	769,639
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes
0.900%	04/01/31	EUR	3,630	4,064,823
Sr. Unsec’d. Notes, 144A
1.700%	09/01/51	EUR	1,360	1,450,762
1.800%	03/01/41	EUR	3,000	3,445,259
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	1,293	1,469,899
1.550%	11/09/23	EUR	2,500	2,911,046
2.375%	11/09/28	EUR	2,000	2,484,550

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	4,000	$4,416,229
Sr. Unsec’d. Notes, Series 26
0.850%	04/18/25	JPY	500,000	4,371,389
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
8.125%	04/28/34		600	901,145
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	3,500	3,807,026
2.750%	01/30/26	EUR	3,500	4,390,246
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.250%	04/28/25	EUR	300	340,081
0.700%	02/03/29	EUR	2,000	2,256,209
1.200%	04/28/33	EUR	1,250	1,413,853
1.750%	04/28/41	EUR	545	615,751
Portugal Obrigacoes do Tesouro OT (Portugal),
Unsec’d. Notes, 144A
1.000%	04/12/52	EUR	7,000	7,239,041
Province of Quebec (Canada),
Unsec’d. Notes, Series A, MTN
7.140%	02/27/26		3,230	3,950,464
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48		1,230	1,662,762
Regiao Autonoma Madeira (Portugal),
Gov’t. Gtd. Notes
0.943%	05/29/32	EUR	1,000	1,151,483
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43		EUR 983	1,256,989
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		200	204,462
4.000%	10/17/49		1,000	1,102,451
Sr. Unsec’d. Notes, EMTN
5.250%	12/07/34	GBP	777	1,404,452
5.345%	01/27/48	EUR	1,000	1,839,476
6.000%	08/04/28	GBP	12,470	21,044,763
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		12,210	15,110,688
Republic of Italy Government International Bond Principal Strips (Italy),
Sr. Unsec’d. Notes
0.942%(s)	02/20/31	EUR	2,760	2,832,748
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35	EUR	644	794,178
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35	EUR	2,280	2,811,686
4.125%	03/11/39	EUR	1,576	1,919,726
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
1.850%	11/20/32	EUR	5,000	5,657,684
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
2.000%	07/09/39	EUR	3,100	3,725,070

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	100	$112,642
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	1,518	1,672,662
3.125%	05/15/27	EUR	6,028	7,314,921
Sr. Unsec’d. Notes, 144A
1.650%	03/03/33	EUR	1,205	1,276,438
2.125%	12/01/30		3,930	3,685,490
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
1.000%	10/31/50	EUR	1,610	1,662,689
1.200%	10/31/40(k)	EUR	10,000	11,511,930
2.350%	07/30/33(k)	EUR	3,375	4,562,057
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, EMTN
5.250%	04/06/29	GBP	625	1,042,985
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
4.375%	01/27/30	EUR	200	182,933
6.750%	06/20/26	EUR	10,000	10,831,973
8.994%	02/01/24		675	673,290
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30	EUR	1,970	1,801,889
7.750%	09/01/22		1,785	1,768,819
8.994%	02/01/24		1,000	997,467
9.750%	11/01/28		1,200	1,214,472

TOTAL SOVEREIGN BONDS (cost $275,592,462)				261,360,351

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.3%
Federal Home Loan Mortgage Corp.
6.250%	07/15/32		910	1,309,818
6.750%	03/15/31(k)		2,800	4,013,970
Federal Home Loan Mortgage Corp., MTN
2.916%(s)	12/14/29		1,475	1,283,099
Federal National Mortgage Assoc.
2.500%	TBA		32,000	32,647,654
3.000%	TBA		10,000	10,344,398
6.250%	05/15/29(k)		3,000	3,985,334
6.625%	11/15/30(k)		1,340	1,890,628
7.125%	01/15/30		100	141,744
Tennessee Valley Authority Generic Strips, Bonds
2.768%(s)	09/15/30		2,350	1,924,835
2.897%(s)	03/15/33		461	352,181

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $57,018,007)				57,893,661

U.S. TREASURY OBLIGATIONS — 1.4%
U.S. Treasury Bonds
1.375%	11/15/40		67,250	61,239,531
1.750%	08/15/41		2,450	2,373,820
2.000%	11/15/41(h)		21,620	21,859,847
2.250%	05/15/41		26,630	27,953,178
2.875%	05/15/43		17,660	20,529,750
3.125%	02/15/43(k)		3,205	3,864,529
U.S. Treasury Notes
0.375%	01/31/26		2,365	2,288,877

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
0.375%	07/31/27	12,000	$11,400,938
1.500%	11/30/28	22,075	22,168,129
U.S. Treasury Strips Coupon
0.479%(s)	05/15/26	5,000	4,738,867
1.279%(s)	11/15/41(h)(k)	21,500	14,192,520
1.458%(s)	08/15/40(k)	24,145	16,480,849
1.511%(s)	02/15/25	15,000	14,545,898
1.559%(s)	02/15/26	14,500	13,804,453
1.775%(s)	02/15/40(k)	7,770	5,386,795
1.851%(s)	11/15/40	5,490	3,729,769
U.S. Treasury Strips Principal
1.333%(s)	02/15/49(k)	2,295	1,367,766
2.118%(s)	02/15/45	5,750	3,631,934

TOTAL U.S. TREASURY OBLIGATIONS (cost $263,830,127)			251,557,450

TOTAL LONG-TERM INVESTMENTS (cost $13,351,890,247)			15,115,347,697

		Shares

SHORT-TERM INVESTMENTS — 19.6%
AFFILIATED MUTUAL FUNDS — 18.6%
PGIM Core Ultra Short Bond Fund(wa)		3,015,526,675	3,015,526,675
PGIM Institutional Money Market Fund (cost $385,219,259; includes $385,198,130 of cash collateral for securities on loan)(b)(wa)		385,489,101	385,219,259

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,400,745,934)			3,400,745,934

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.8%
U.S. Treasury Bills
0.043%	03/17/22	143,350	143,333,940

(cost $143,337,304)

OPTIONS PURCHASED*~ — 0.2% (cost $24,839,682)			33,767,426

TOTAL SHORT-TERM INVESTMENTS (cost $3,568,922,920)			3,577,847,300

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—102.2% (cost $16,920,813,167)			18,693,194,997

Value

OPTIONS WRITTEN*~ — (0.0)% (premiums received $483,655)	$(617,555)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—102.2% (cost $16,920,329,512)	18,692,577,442

Liabilities in excess of other assets(z) — (2.2)%	(397,375,401)

NET ASSETS — 100.0%	$18,295,202,041

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $24,357,593 and 0.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $374,968,399; cash collateral of $385,198,130 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

S&P 500 Index (FLEX)	Call	08/11/26	$4,450.00	140	14	$14,472,615
S&P 500 Index (FLEX)	Call	08/12/27	$4,460.00	170	17	19,089,566

Total Exchange Traded (cost $ 24,365,566)						$33,562,181

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	55,710	$—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	52,600	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	52,340	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	26,310	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	80,080	—
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	55,710	42,818
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	52,600	40,428
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	52,340	40,228
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	26,310	20,222
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	80,080	61,549

Total OTC Swaptions (cost $474,116)								$205,245

Total Options Purchased (cost $24,839,682)								$33,767,426

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	55,710	$(113,072)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	52,600	(106,760)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	52,340	(106,232)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	26,310	(53,400)

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	80,080	$(162,535)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.73%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	52,340	(15,808)
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	55,710	(14,888)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	52,600	(14,057)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	26,310	(7,031)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	80,080	(21,401)
GS_21-PJ2A^	Put	Goldman Sachs International	11/15/24	0.50%	0.50%(M)	GS_21-PJ2A(M)	15,910	(891)
GS_21-PJA^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	30,660	(1,480)

Total Options Written (premiums received $483,655)								$(617,555)

Financial Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
47	90 Day Euro EURIBOR	Dec. 2022	$13,419,514	$2,636
928	2 Year U.S. Treasury Notes	Mar. 2022	202,463,501	(128,862)
6,850	5 Year U.S. Treasury Notes	Mar. 2022	828,689,436	2,263,796
27	10 Year U.K. Gilt	Mar. 2022	4,564,577	(50,569)
2,516	10 Year U.S. Treasury Notes	Mar. 2022	328,259,375	1,503,398
164	10 Year U.S. Ultra Treasury Notes	Mar. 2022	24,015,750	169,389
626	20 Year U.S. Treasury Bonds	Mar. 2022	100,433,875	425,176
1,853	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	365,272,625	3,877,648
61	Euro-OAT	Mar. 2022	11,330,523	(149,879)
2,305	Mini MSCI EAFE Index	Mar. 2022	267,587,450	4,619,911
53	Mini MSCI Emerging Markets Index	Mar. 2022	3,249,695	11,344
169	NASDAQ 100 E-Mini Index	Mar. 2022	55,164,135	(33,539)
6,945	S&P 500 E-Mini Index	Mar. 2022	1,652,389,125	19,439,546

				31,949,995

Short Positions:
3,908	2 Year U.S. Treasury Notes	Mar. 2022	852,615,691	701,658
351	5 Year Euro-Bobl	Mar. 2022	53,244,503	444,293
139	5 Year U.S. Treasury Notes	Mar. 2022	16,815,742	(20,795)
335	10 Year Euro-Bund	Mar. 2022	65,360,090	1,085,215
206	10 Year U.S. Ultra Treasury Notes	Mar. 2022	30,166,125	288,705
308	Euro Schatz Index	Mar. 2022	39,284,216	64,347

				2,563,423

				$34,513,418

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Commodity Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Short Positions:
100	British Pound Currency	Mar. 2022	$8,456,875	$(192,002)
900	Euro Currency	Mar. 2022	128,278,125	(945,045)

				$(1,137,047)

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	Bank of America, N.A.	AUD	1,110	$834,229	$807,741	$—	$(26,488)
Expiring 01/19/22	HSBC Bank PLC	AUD	1,109	816,296	807,254	—	(9,042)
Brazilian Real,
Expiring 02/02/22	Citibank, N.A.	BRL	24,631	4,363,158	4,387,691	24,533	—
Expiring 02/02/22	Credit Suisse International	BRL	49,683	8,780,676	8,850,343	69,667	—
British Pound,
Expiring 01/19/22	HSBC Bank PLC	GBP	453	612,968	612,535	—	(433)
Chilean Peso,
Expiring 03/16/22	Morgan Stanley & Co. International PLC	CLP	1,430,129	1,675,900	1,659,187	—	(16,713)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	CLP	1,300,269	1,523,723	1,508,527	—	(15,196)
Chinese Renminbi,
Expiring 02/18/22	JPMorgan Chase Bank, N.A.	CNH	11,200	1,744,000	1,755,980	11,980	—
Colombian Peso,
Expiring 03/16/22	BNP Paribas S.A.	COP	5,892,993	1,480,335	1,437,161	—	(43,174)
Expiring 03/16/22	UBS AG	COP	3,463,171	864,000	844,585	—	(19,415)
Czech Koruna,
Expiring 01/19/22	BNP Paribas S.A.	CZK	14,691	662,000	671,217	9,217	—
Expiring 01/19/22	Citibank, N.A.	CZK	18,892	864,000	863,153	—	(847)
Expiring 01/19/22	HSBC Bank PLC	CZK	23,359	1,051,000	1,067,229	16,229	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	18,960	869,000	866,258	—	(2,742)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	15,235	695,000	696,059	1,059	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	11,437	517,000	522,530	5,530	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CZK	26,975	1,230,000	1,232,441	2,441	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CZK	15,423	698,000	704,641	6,641	—
Euro,
Expiring 01/19/22	Bank of America, N.A.	EUR	4,847	5,632,330	5,519,979	—	(112,351)
Expiring 01/19/22	HSBC Bank PLC	EUR	1,735	1,973,138	1,975,511	2,373	—
Hungarian Forint,
Expiring 01/19/22	Bank of America, N.A.	HUF	341,373	1,056,000	1,050,239	—	(5,761)
Expiring 01/19/22	Barclays Bank PLC	HUF	274,933	844,000	845,835	1,835	—
Expiring 01/19/22	Barclays Bank PLC	HUF	229,667	734,182	706,573	—	(27,609)
Expiring 01/19/22	BNP Paribas S.A.	HUF	175,412	540,555	539,658	—	(897)
Expiring 01/19/22	Citibank, N.A.	HUF	565,981	1,753,000	1,741,247	—	(11,753)
Expiring 01/19/22	Citibank, N.A.	HUF	338,621	1,054,000	1,041,773	—	(12,227)
Expiring 01/19/22	Goldman Sachs International	HUF	276,812	850,000	851,616	1,616	—
Expiring 01/19/22	Goldman Sachs International	HUF	214,096	689,000	658,668	—	(30,332)
Expiring 01/19/22	Goldman Sachs International	HUF	107,593	345,390	331,010	—	(14,380)
Expiring 01/19/22	HSBC Bank PLC	HUF	272,001	873,000	836,814	—	(36,186)
Expiring 01/19/22	HSBC Bank PLC	HUF	234,370	754,000	721,041	—	(32,959)
Expiring 01/19/22	HSBC Bank PLC	HUF	225,369	722,000	693,350	—	(28,650)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	190,095	581,490	584,829	3,339	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	111,547	341,510	343,177	1,667	—
Indian Rupee,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	760,061	9,999,882	10,107,943	108,061	—

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 03/16/22	Standard Chartered Bank	INR	225,426	$3,015,000	$2,997,902	$—	$(17,098)
Indonesian Rupiah,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	43,201,033	2,972,616	3,012,665	40,049	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	27,906,570	1,935,000	1,946,091	11,091	—
Expiring 03/16/22	Standard Chartered Bank	IDR	25,283,072	1,748,000	1,763,139	15,139	—
Japanese Yen,
Expiring 01/19/22	Barclays Bank PLC	JPY	210,039	1,848,383	1,826,213	—	(22,170)
Mexican Peso,
Expiring 03/16/22	HSBC Bank PLC	MXN	18,755	874,000	903,813	29,813	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	40,118	1,848,774	1,933,313	84,539	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	40,118	1,850,650	1,933,312	82,662	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	5,069	233,610	244,292	10,682	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	5,069	233,847	244,292	10,445	—
New Zealand Dollar,
Expiring 01/19/22	HSBC Bank PLC	NZD	655	454,750	448,845	—	(5,905)
Philippine Peso,
Expiring 03/16/22	Standard Chartered Bank	PHP	75,786	1,497,000	1,465,598	—	(31,402)
Polish Zloty,
Expiring 01/19/22	Barclays Bank PLC	PLN	5,647	1,408,000	1,399,716	—	(8,284)
Expiring 01/19/22	Barclays Bank PLC	PLN	4,199	1,031,000	1,040,884	9,884	—
Expiring 01/19/22	Barclays Bank PLC	PLN	2,757	691,000	683,391	—	(7,609)
Expiring 01/19/22	BNP Paribas S.A.	PLN	2,963	734,545	734,548	3	—
Expiring 01/19/22	Citibank, N.A.	PLN	3,392	859,000	840,767	—	(18,233)
Expiring 01/19/22	Goldman Sachs International	PLN	3,498	875,000	867,034	—	(7,966)
Expiring 01/19/22	Goldman Sachs International	PLN	3,467	873,000	859,410	—	(13,590)
Expiring 01/19/22	Goldman Sachs International	PLN	3,439	867,000	852,442	—	(14,558)
Expiring 01/19/22	Goldman Sachs International	PLN	2,748	691,000	681,127	—	(9,873)
Expiring 01/19/22	Goldman Sachs International	PLN	2,745	690,777	680,557	—	(10,220)
Expiring 01/19/22	HSBC Bank PLC	PLN	5,531	1,355,000	1,371,080	16,080	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	PLN	5,829	1,431,000	1,444,990	13,990	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	PLN	4,138	992,000	1,025,709	33,709	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	3,520	862,000	872,567	10,567	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	2,739	694,000	678,908	—	(15,092)
Russian Ruble,
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	311,693	4,063,393	4,098,284	34,891	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	64,402	853,000	846,793	—	(6,207)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	51,850	687,000	681,748	—	(5,252)
South African Rand,
Expiring 03/16/22	Barclays Bank PLC	ZAR	13,706	854,000	850,941	—	(3,059)
Expiring 03/16/22	Barclays Bank PLC	ZAR	12,869	798,000	798,994	994	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	13,120	801,000	814,537	13,537	—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	16,897	1,042,000	1,049,023	7,023	—
Thai Baht,
Expiring 03/16/22	HSBC Bank PLC	THB	69,050	2,067,000	2,066,482	—	(518)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	40,797	1,220,000	1,220,936	936	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	THB	63,851	1,915,000	1,910,881	—	(4,119)

				$104,891,107	$104,935,019	692,222	(648,310)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	BNP Paribas S.A.	AUD	1,112	$802,000	$809,285	$—	$(7,285)

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/19/22	Citibank, N.A.	AUD	569	$425,495	$413,640	$11,855	$—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	5,164	3,805,294	3,756,991	48,303	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	313	230,402	227,477	2,925	—
Brazilian Real,
Expiring 02/02/22	Credit Suisse International	BRL	3,786	668,000	674,422	—	(6,422)
British Pound,
Expiring 01/12/22	Morgan Stanley & Co. International PLC	GBP	32,563	43,094,727	44,074,504	—	(979,777)
Expiring 01/19/22	Barclays Bank PLC	GBP	26,205	35,626,927	35,467,825	159,102	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	GBP	2,062	2,817,462	2,791,479	25,983	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	GBP	403	534,800	546,089	—	(11,289)
Canadian Dollar,
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CAD	1,557	1,248,630	1,230,747	17,883	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CAD	388	310,911	306,418	4,493	—
Chinese Renminbi,
Expiring 02/18/22	Barclays Bank PLC	CNH	35,337	5,503,557	5,540,319	—	(36,762)
Expiring 02/18/22	Barclays Bank PLC	CNH	11,620	1,809,796	1,821,885	—	(12,089)
Expiring 02/18/22	BNP Paribas S.A.	CNH	3,178	495,708	498,301	—	(2,593)
Expiring 02/18/22	Citibank, N.A.	CNH	3,583	561,909	561,793	116	—
Expiring 02/18/22	HSBC Bank PLC	CNH	13,287	2,073,000	2,083,288	—	(10,288)
Expiring 02/18/22	HSBC Bank PLC	CNH	5,673	883,000	889,514	—	(6,514)
Expiring 02/18/22	Morgan Stanley & Co. International PLC	CNH	15,723	2,460,000	2,465,151	—	(5,151)
Colombian Peso,
Expiring 03/16/22	BNP Paribas S.A.	COP	4,991,993	1,254,002	1,217,429	36,573	—
Expiring 03/16/22	Goldman Sachs International	COP	6,698,989	1,683,374	1,633,724	49,650	—
Czech Koruna,
Expiring 01/19/22	Bank of America, N.A.	CZK	23,586	1,034,000	1,077,584	—	(43,584)
Expiring 01/19/22	Barclays Bank PLC	CZK	49,289	2,235,787	2,251,899	—	(16,112)
Expiring 01/19/22	Barclays Bank PLC	CZK	35,088	1,554,000	1,603,077	—	(49,077)
Expiring 01/19/22	HSBC Bank PLC	CZK	35,877	1,597,000	1,639,132	—	(42,132)
Euro,
Expiring 01/12/22	HSBC Bank PLC	EUR	128	145,549	146,156	—	(607)
Expiring 01/12/22	JPMorgan Chase Bank, N.A.	EUR	149,318	168,500,011	170,039,192	—	(1,539,181)
Expiring 01/12/22	JPMorgan Chase Bank, N.A.	EUR	567	640,107	646,247	—	(6,140)
Expiring 01/12/22	JPMorgan Chase Bank, N.A.	EUR	187	211,422	213,292	—	(1,870)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	1,451	1,643,302	1,652,921	—	(9,619)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	976	1,107,243	1,111,394	—	(4,151)
Expiring 01/19/22	Citibank, N.A.	EUR	921	1,054,000	1,048,809	5,191	—
Expiring 01/19/22	Goldman Sachs International	EUR	21,965	25,431,050	25,016,591	414,459	—
Expiring 01/19/22	HSBC Bank PLC	EUR	24,748	28,657,915	28,186,753	471,162	—
Expiring 01/19/22	HSBC Bank PLC	EUR	9,654	10,946,608	10,995,218	—	(48,610)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	EUR	7,000	7,885,731	7,972,678	—	(86,947)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	EUR	1,357	1,530,843	1,546,040	—	(15,197)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	EUR	948	1,068,899	1,079,176	—	(10,277)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	EUR	418	471,659	475,778	—	(4,119)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	4,614	5,376,890	5,254,631	122,259	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	3,533	4,104,327	4,023,303	81,024	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	1,122	1,268,630	1,278,166	—	(9,536)
Expiring 01/19/22	UBS AG	EUR	24,483	28,368,899	27,883,971	484,928	—
Expiring 01/19/22	UBS AG	EUR	14,705	17,038,668	16,748,398	290,270	—
Hungarian Forint,
Expiring 01/19/22	Goldman Sachs International	HUF	1,164,091	3,721,877	3,581,343	140,534	—
Expiring 01/19/22	HSBC Bank PLC	HUF	1,164,091	3,723,186	3,581,343	141,843	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	288,622	890,000	887,948	2,052	—
Indian Rupee,
Expiring 03/16/22	Credit Suisse International	INR	140,022	1,835,000	1,862,136	—	(27,136)

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 03/16/22	Goldman Sachs International	INR	112,519	$1,477,871	$1,496,376	$—	$(18,505)
Expiring 03/16/22	HSBC Bank PLC	INR	218,051	2,855,000	2,899,824	—	(44,824)
Israeli Shekel,
Expiring 03/16/22	Citibank, N.A.	ILS	8,574	2,719,680	2,759,630	—	(39,950)
Expiring 03/16/22	Citibank, N.A.	ILS	2,476	793,000	797,093	—	(4,093)
Japanese Yen,
Expiring 01/19/22	HSBC Bank PLC	JPY	72,550	638,964	630,798	8,166	—
New Taiwanese Dollar,
Expiring 03/16/22	Barclays Bank PLC	TWD	51,630	1,871,000	1,873,040	—	(2,040)
Expiring 03/16/22	Citibank, N.A.	TWD	226,941	8,241,577	8,232,943	8,634	—
Expiring 03/16/22	Credit Suisse International	TWD	97,260	3,531,088	3,528,404	2,684	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	51,237	1,859,000	1,858,767	233	—
Philippine Peso,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	365,220	7,196,501	7,062,900	133,601	—
Expiring 03/16/22	Standard Chartered Bank	PHP	93,173	1,836,000	1,801,855	34,145	—
Polish Zloty,
Expiring 01/19/22	Citibank, N.A.	PLN	7,714	1,898,000	1,912,310	—	(14,310)
Russian Ruble,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	52,757	688,000	693,668	—	(5,668)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	90,631	1,194,000	1,191,658	2,342	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	62,260	829,000	818,629	10,371	—
Singapore Dollar,
Expiring 03/16/22	HSBC Bank PLC	SGD	23,351	17,088,761	17,321,151	—	(232,390)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SGD	1,305	957,000	968,282	—	(11,282)
South African Rand,
Expiring 03/16/22	Bank of America, N.A.	ZAR	12,861	800,000	798,453	1,547	—
Expiring 03/16/22	Barclays Bank PLC	ZAR	76,268	4,763,836	4,735,132	28,704	—
Expiring 03/16/22	Barclays Bank PLC	ZAR	14,384	875,000	893,039	—	(18,039)
Expiring 03/16/22	Goldman Sachs International	ZAR	14,122	875,000	876,783	—	(1,783)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	13,912	865,000	863,704	1,296	—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	52,651	3,263,631	3,268,810	—	(5,179)
South Korean Won,
Expiring 03/16/22	BNP Paribas S.A.	KRW	970,908	822,894	815,026	7,868	—
Expiring 03/16/22	Credit Suisse International	KRW	2,807,894	2,357,000	2,357,080	—	(80)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,883,288	2,431,000	2,420,369	10,631	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	2,302,435	1,942,000	1,932,774	9,226	—
Swiss Franc,
Expiring 01/19/22	Barclays Bank PLC	CHF	2,146	2,323,348	2,356,063	—	(32,715)
Thai Baht,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	326,174	9,606,080	9,761,502	—	(155,422)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	THB	107,338	3,187,693	3,212,318	—	(24,625)

				$518,118,521	$518,951,838	2,770,053	(3,603,370)

						$3,462,275	$(4,251,680)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJ2A	01/14/22	0.500%(M)	15,910	*	$6,850	$(1,486)	$8,336	Goldman Sachs International

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^ (cont’d.):
GS_21-PJA	01/14/22	0.250%(M)	30,660	*	$6,600	$(1,432)	$8,032	Goldman Sachs International

					$13,450	$(2,918)	$16,368

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Republic of France	12/20/26	0.250%(Q)	3,335	$(7,858)	$(6,530)	$(1,328)	Deutsche Bank AG
Republic of France	12/20/26	0.250%(Q)	1,525	(3,593)	(2,986)	(607)	Barclays Bank PLC
United Mexican States	06/20/23	1.000%(Q)	2,550	(27,582)	6,130	(33,712)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	2,520	(27,258)	15,389	(42,647)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	845	(9,140)	5,738	(14,878)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	840	(9,086)	5,274	(14,360)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	840	(9,086)	1,909	(10,995)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	435	(4,705)	1,050	(5,755)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	335	(5,233)	1,401	(6,634)	Citibank, N.A.

				$(103,541)	$27,375	$(130,916)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
AT&T, Inc.	03/20/22	1.000%(Q)		1,160	0.244%	$2,310	$1,647	$663	Credit Suisse International
Calpine Corp.	06/20/22	5.000%(Q)		4,000	0.823%	85,730	78,351	7,379	Credit Suisse International
Calpine Corp.	06/20/22	5.000%(Q)		2,400	0.823%	51,438	46,462	4,976	Credit Suisse International
Electricite de France S.A.	12/20/22	1.000%(Q)	EUR	1,210	0.162%	11,834	10,832	1,002	Goldman Sachs International
Halliburton Co.	12/20/26	1.000%(Q)		610	0.818%	5,530	5,813	(283)	Goldman Sachs International
Hellenic Republic	12/20/28	1.000%(Q)		2,000	1.414%	(52,413)	(19,008)	(33,405)	JPMorgan Chase Bank, N.A.
Hellenic Republic	12/20/31	1.000%(Q)		4,000	1.646%	(220,241)	(118,689)	(101,552)	Citibank, N.A.
Hellenic Republic	12/20/31	1.000%(Q)		1,925	1.646%	(105,991)	(58,577)	(47,414)	Barclays Bank PLC
Petroleos Mexicanos	06/20/23	1.000%(Q)		2,125	1.518%	(15,437)	(45,229)	29,792	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		2,100	1.518%	(15,256)	(53,689)	38,433	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		705	1.518%	(5,122)	(18,470)	13,348	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		700	1.518%	(5,085)	(18,007)	12,922	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		700	1.518%	(5,085)	(14,969)	9,884	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		355	1.518%	(2,579)	(7,548)	4,969	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)		335	2.184%	(11,310)	(18,772)	7,462	Citibank, N.A.
Republic of France	12/20/26	0.250%(Q)		3,335	0.204%	7,858	25,843	(17,985)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of France	12/20/26	0.250%(Q)	1,525	0.204%	$3,593	$11,630	$(8,037)	Barclays Bank PLC
Republic of Italy	09/20/22	1.000%(Q)	2,180	0.228%	12,991	14,612	(1,621)	Bank of America, N.A.
Republic of Italy	09/20/23	1.000%(Q)	2,180	0.399%	23,378	32,877	(9,499)	Bank of America, N.A.
Republic of Italy	12/20/28	1.000%(Q)	1,415	1.173%	(15,350)	(5,407)	(9,943)	Barclays Bank PLC
Republic of Italy	12/20/28	1.000%(Q)	960	1.173%	(10,414)	(3,964)	(6,450)	Citibank, N.A.
Republic of Panama	12/20/26	1.000%(Q)	1,430	0.781%	15,638	4,093	11,545	Citibank, N.A.
Teck Resources Ltd.	06/20/26	5.000%(Q)	2,050	1.112%	346,762	344,029	2,733	Barclays Bank PLC

					$102,779	$193,860	$(91,081)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.BB.36.V1	06/20/26	5.000%(Q)	2,000	1.770%	$274,415	$275,116	$(701)	Citibank, N.A.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Currency swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Fund Receives		Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

OTC Currency Swap Agreement:
4,820	3 Month LIBOR	(Q)	JPY	510,000	3 Month JPY LIBOR minus 29.5bps(Q)	JPMorgan Chase Bank, N.A.	02/22/25	$403,373	$—	$403,373

Inflation swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
3,295	01/12/26	2.185%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(266,885)	$(266,885)
2,800	01/13/31	2.229%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(279,179)	(279,179)
8,400	01/13/31	2.230%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(836,626)	(836,626)
675	04/07/31	2.469%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(48,125)	(48,125)
2,020	04/09/31	2.435%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(151,310)	(151,310)
4,060	04/09/31	2.448%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(298,533)	(298,533)
4,080	04/13/31	2.445%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(300,620)	(300,620)
2,480	04/13/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(181,364)	(181,364)
2,505	04/14/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(182,832)	(182,832)
2,060	04/15/31	2.460%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(147,974)	(147,974)
3,985	04/15/31	2.465%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(284,054)	(284,054)

				$—	$(2,977,502)	$(2,977,502)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	4,775	12/03/26	2.550%(S)	6 Month BBSW(2)(S)	$303,834	$155,667	$(148,167)
AUD	23,225	02/19/31	1.398%(S)	6 Month BBSW(2)(S)	—	(708,995)	(708,995)
BRL	44,323	01/02/25	5.902%(T)	1 Day BROIS(2)(T)	—	(686,600)	(686,600)
BRL	35,290	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	—	(629,631)	(629,631)
BRL	38,603	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	—	(690,882)	(690,882)
BRL	14,797	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	(123,949)	(123,949)
BRL	14,093	01/04/27	6.845%(T)	1 Day BROIS(2)(T)	—	(359,268)	(359,268)
BRL	12,110	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(304,017)	(304,017)
BRL	21,877	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(550,515)	(550,515)
BRL	43,159	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(1,087,358)	(1,087,358)
BRL	11,949	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	(211,927)	(211,927)
BRL	176,320	01/04/27	7.090%(T)	1 Day BROIS(2)(T)	—	(4,213,379)	(4,213,379)
CAD	16,515	02/17/26	1.060%(S)	3 Month CDOR(2)(S)	(182)	(358,341)	(358,159)
CAD	6,000	02/16/31	1.608%(S)	3 Month CDOR(2)(S)	(138)	(109,869)	(109,731)
CAD	3,500	02/16/41	2.104%(S)	3 Month CDOR(2)(S)	(120)	(8,621)	(8,501)
CAD	5,000	02/16/46	2.153%(S)	3 Month CDOR(2)(S)	(179)	28,235	28,414
CHF	3,250	02/19/22	0.000%(A)	6 Month CHF LIBOR(2)(S)	(5,107)	13,373	18,480
CHF	3,250	02/19/22	0.000%(A)	1 Day SARON(1)(S)	7,637	(12,775)	(20,412)
CHF	3,250	02/19/31	(0.042)%(A)	1 Day SARON(2)(S)	(5,622)	(49,555)	(43,933)
CLP	15,060,000	01/25/26	1.634%(S)	1 Day CLOIS(2)(S)	—	(2,441,251)	(2,441,251)
CLP	12,000,000	02/19/27	2.140%(S)	1 Day CLOIS(2)(S)	—	(2,082,464)	(2,082,464)
CNH	620,000	02/23/26	2.921%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1,133)	2,293,112	2,294,245

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	21,400	12/22/26	2.460%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$—	$14,667	$14,667
COP	7,750,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	(76,749)	(76,749)
COP	6,560,000	04/20/26	4.190%(Q)	1 Day COOIS(2)(Q)	—	(113,217)	(113,217)
COP	64,600,000	02/19/27	3.755%(Q)	1 Day COOIS(2)(Q)	—	(1,705,425)	(1,705,425)
COP	5,475,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	(102,531)	(102,531)
COP	3,831,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	(71,159)	(71,159)
EUR	100,000	02/19/23	(0.499)%(A)	1 Day EuroSTR(1)(A)	52,135	(108,263)	(160,398)
EUR	63,710	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)	—	(131,447)	(131,447)
EUR	35,180	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)	—	(140,388)	(140,388)
EUR	3,939	08/15/30	(0.191)%(A)	1 Day EuroSTR(2)(A)	(1,832)	(73,201)	(71,369)
EUR	2,160	05/11/31	0.750%(A)	1 Day EuroSTR(1)(A)	14,753	(185,050)	(199,803)
EUR	1,616	11/12/36	0.610%(A)	6 Month EURIBOR(2)(S)	—	(19,456)	(19,456)
EUR	3,300	11/12/41	0.454%(A)	6 Month EURIBOR(1)(S)	—	48,755	48,755
EUR	1,780	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)	—	46,664	46,664
EUR	1,780	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)	—	(46,164)	(46,164)
EUR	4,316	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)	—	83,155	83,155
EUR	4,316	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)	—	(82,645)	(82,645)
EUR	2,770	05/11/46	1.150%(A)	1 Day EuroSTR(2)(A)	(24,468)	601,517	625,985
EUR	1,425	02/23/51	0.388%(A)	6 Month EURIBOR(2)(S)	—	(34,724)	(34,724)
EUR	2,250	05/11/51	1.200%(A)	1 Day EuroSTR(1)(A)	20,621	(633,613)	(654,234)
EUR	1,664	11/12/51	(0.012)%(A)	6 Month EURIBOR(2)(S)	—	(20,790)	(20,790)
EUR	1,526	11/10/61	0.015%(A)	6 Month EURIBOR(1)(S)	—	21,724	21,724
EUR	1,515	11/10/71	(0.049)%(A)	6 Month EURIBOR(2)(S)	—	(20,139)	(20,139)
GBP	1,115	05/08/23	0.950%(A)	1 Day SONIA(1)(A)	(25,404)	(9,036)	16,368
GBP	1,500	05/08/23	0.950%(A)	1 Day SONIA(2)(A)	21,290	12,295	(8,995)
GBP	9,092	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(339,945)	(30,817)	309,128
GBP	810	05/08/26	1.000%(A)	1 Day SONIA(2)(A)	24,776	2,826	(21,950)
GBP	2,931	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	75,502	75,502
GBP	5,285	05/08/30	1.100%(A)	1 Day SONIA(1)(A)	(313,947)	(127,622)	186,325
GBP	4,871	05/08/31	1.150%(A)	1 Day SONIA(2)(A)	290,428	162,956	(127,472)
GBP	2,920	05/08/31	1.150%(A)	1 Day SONIA(1)(A)	(159,541)	(93,861)	65,680
GBP	3,090	02/17/36	0.698%(A)	1 Day SONIA(2)(A)	—	(100,564)	(100,564)
GBP	2,535	02/17/41	0.764%(A)	1 Day SONIA(2)(A)	(68)	(54,307)	(54,239)
GBP	1,040	05/08/41	1.250%(A)	1 Day SONIA(1)(A)	(100,352)	(99,457)	895
GBP	3,500	05/08/46	1.250%(A)	1 Day SONIA(2)(A)	410,727	434,640	23,913
GBP	3,120	02/17/51	0.768%(A)	1 Day SONIA(2)(A)	(85)	(49,037)	(48,952)
HUF	1,500,000	04/07/26	2.150%(A)	6 Month BUBOR(2)(S)	—	(412,820)	(412,820)
HUF	196,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	(114,494)	(114,494)
HUF	2,319,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	(1,349,963)	(1,349,963)
HUF	679,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	—	(363,593)	(363,593)
HUF	2,500,000	09/03/30	1.705%(A)	6 Month BUBOR(2)(S)	(293,071)	(1,531,105)	(1,238,034)
ILS	7,990	04/16/28	0.928%(A)	3 Month TELBOR(2)(Q)	(99)	21,666	21,765
ILS	27,250	02/23/31	1.060%(A)	3 Month TELBOR(2)(Q)	—	(27,723)	(27,723)
JPY	6,536,500	02/19/22	0.000%(S)	6 Month JPY LIBOR(2)(S)	(7,839)	19,614	27,453
JPY	6,536,500	02/19/22	0.000%(A)	1 Day TONAR(1)(A)	5,313	(3,982)	(9,295)
JPY	3,600,000	02/24/22	0.000%(S)	6 Month JPY LIBOR(2)(S)	(4,952)	12,092	17,044
JPY	3,600,000	02/24/22	0.000%(A)	1 Day TONAR(1)(A)	2,775	(1,978)	(4,753)
JPY	2,000,000	02/24/28	0.050%(S)	1 Day TONAR(2)(S)	(1,083)	(10,107)	(9,024)
JPY	1,620,500	02/19/31	0.135%(S)	1 Day TONAR(2)(S)	(4,559)	29,392	33,951
JPY	1,600,000	02/24/31	0.136%(S)	1 Day TONAR(2)(S)	(4,333)	29,911	34,244
JPY	1,364,000	02/19/36	0.290%(S)	1 Day TONAR(2)(S)	(9,444)	94,222	103,666
JPY	2,200,000	02/19/41	0.418%(S)	1 Day TONAR(2)(S)	(22,669)	199,695	222,364
JPY	666,500	02/19/46	0.499%(S)	1 Day TONAR(2)(S)	(8,301)	46,754	55,055
JPY	685,500	02/19/51	0.553%(S)	1 Day TONAR(2)(S)	(9,536)	9,032	18,568
KRW	10,100,000	02/18/31	1.528%(Q)	3 Month KWCDC(2)(Q)	—	(231,053)	(231,053)
KRW	1,215,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)	—	(19,854)	(19,854)
MXN	170,280	03/19/26	6.050%(M)	28 Day Mexican Interbank Rate(2)(M)	(338)	(415,696)	(415,358)
MXN	54,940	03/19/26	6.050%(M)	28 Day Mexican Interbank Rate(2)(M)	(110)	(134,122)	(134,012)
MXN	88,400	01/12/28	5.020%(M)	28 Day Mexican Interbank Rate(2)(M)	(59)	(516,944)	(516,885)

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
MXN	12,150	01/03/31	5.550%(M)	28 Day Mexican Interbank Rate(2)(M)	$(51)	$(78,018)	$(77,967)
MXN	32,360	01/13/31	5.460%(M)	28 Day Mexican Interbank Rate(2)(M)	(41)	(218,504)	(218,463)
MXN	123,000	01/15/31	5.450%(M)	28 Day Mexican Interbank Rate(2)(M)	(153)	(835,014)	(834,861)
MXN	125,000	02/05/31	5.740%(M)	28 Day Mexican Interbank Rate(2)(M)	(227)	(732,232)	(732,005)
MXN	32,480	01/03/33	5.715%(M)	28 Day Mexican Interbank Rate(2)(M)	(53)	(230,313)	(230,260)
MXN	9,115	12/28/35	6.000%(M)	28 Day Mexican Interbank Rate(2)(M)	(55)	(69,782)	(69,727)
NOK	83,660	02/19/31	1.654%(A)	6 Month NIBOR(2)(S)	—	(75,651)	(75,651)
NZD	4,200	02/14/30	1.522%(S)	3 Month BBR(2)(Q)	—	(217,881)	(217,881)
NZD	1,690	01/19/31	1.090%(S)	3 Month BBR(2)(Q)	—	(140,646)	(140,646)
NZD	7,340	01/19/31	1.096%(S)	3 Month BBR(2)(Q)	3,265	(608,164)	(611,429)
NZD	3,010	01/26/31	1.098%(S)	3 Month BBR(2)(Q)	—	(249,768)	(249,768)
NZD	14,100	02/22/31	1.584%(S)	3 Month BBR(2)(Q)	—	(782,661)	(782,661)
NZD	530	03/01/31	2.098%(S)	3 Month BBR(2)(Q)	5,536	(13,574)	(19,110)
NZD	8,795	03/22/31	1.920%(S)	3 Month BBR(2)(Q)	—	(323,197)	(323,197)
PLN	30,000	09/07/30	1.068%(A)	6 Month WIBOR(2)(S)	(280,531)	(1,326,849)	(1,046,318)
PLN	1,760	01/19/31	1.200%(A)	6 Month WIBOR(2)(S)	901	(73,836)	(74,737)
PLN	28,000	01/21/31	1.170%(A)	6 Month WIBOR(2)(S)	(23,176)	(1,192,585)	(1,169,409)
PLN	21,940	03/16/31	1.760%(A)	6 Month WIBOR(2)(S)	15,250	(662,514)	(677,764)
PLN	2,990	04/07/31	1.875%(A)	6 Month WIBOR(2)(S)	—	(83,077)	(83,077)
PLN	2,690	04/14/31	1.778%(A)	6 Month WIBOR(2)(S)	—	(82,040)	(82,040)
PLN	6,105	04/27/31	1.788%(A)	6 Month WIBOR(2)(S)	—	(185,928)	(185,928)
PLN	5,570	08/02/31	1.650%(A)	6 Month WIBOR(2)(S)	(5,519)	(200,918)	(195,399)
PLN	2,670	08/30/31	1.765%(A)	6 Month WIBOR(2)(S)	—	(90,118)	(90,118)
SEK	87,830	02/19/31	0.655%(A)	3 Month STIBOR(2)(Q)	—	(180,223)	(180,223)
SGD	2,135	07/29/31	1.120%(S)	6 Month SIBOR(2)(S)	14,311	(70,227)	(84,538)
THB	94,000	02/19/31	1.380%(S)	6 Month BIBOR(2)(S)	—	(39,977)	(39,977)
	100,000	02/18/23	0.104%(A)	1 Day USOIS(1)(A)	—	390,895	390,895
	61,130	02/23/23	0.105%(A)	1 Day USOIS(1)(A)	—	241,846	241,846
	20,000	06/01/23	0.140%(A)	1 Day USOIS(1)(A)	—	114,549	114,549
	6,537	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(11,386)	(11,386)
ZAR	39,000	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(2,003)	73,534	75,537
ZAR	73,000	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(18,748)	131,195	149,943
ZAR	39,200	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	897	88,820	87,923
ZAR	34,900	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(268)	106,258	106,526
ZAR	23,100	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(185)	75,864	76,049
ZAR	4,100	04/01/30	8.600%(Q)	3 Month JIBAR(2)(Q)	(13)	27,399	27,412
ZAR	7,800	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(132)	74,525	74,657
ZAR	24,600	06/12/30	7.250%(Q)	3 Month JIBAR(2)(Q)	(1,262)	12,234	13,496
ZAR	109,800	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(2,641)	(3,232)	(591)
ZAR	25,100	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	2,822	(7,127)	(9,949)
ZAR	200,000	12/01/30	6.888%(Q)	3 Month JIBAR(2)(Q)	(115,314)	(268,576)	(153,262)
ZAR	104,400	01/15/31	6.765%(Q)	3 Month JIBAR(2)(Q)	(198,494)	(178,647)	19,847
ZAR	114,800	03/18/31	7.660%(Q)	3 Month JIBAR(2)(Q)	125,002	188,877	63,875
ZAR	18,600	03/18/31	7.660%(Q)	3 Month JIBAR(2)(Q)	(634)	30,601	31,235
ZAR	35,000	03/25/31	7.600%(Q)	3 Month JIBAR(2)(Q)	(918)	46,625	47,543
ZAR	30,000	04/09/31	7.470%(Q)	3 Month JIBAR(2)(Q)	(795)	37,450	38,245
ZAR	17,750	10/07/31	7.670%(Q)	3 Month JIBAR(2)(Q)	(127)	32,676	32,803
ZAR	34,100	10/28/31	7.780%(Q)	3 Month JIBAR(2)(Q)	(6,586)	74,105	80,691

					$(680,169)	$(26,920,239)	$(26,240,070)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreement:
MYR9,500	02/17/31	2.875%(Q)	3 Month KLIBOR(2)(Q)	$(70,499)	$(111)	$(70,388)	JPMorgan Chase Bank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$888,196	$(394,874)	$564,849	$(438,194)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$36,775,408
Goldman Sachs & Co. LLC	—	143,333,940
J.P. Morgan Securities LLC	—	5,486,259

Total	$—	$185,595,607

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$8,154,938,343	$2,819,213,963	$12
Exchange-Traded Funds	609,995,322	—	—
Preferred Stocks	1,716,600	30,008,796	—
Asset-Backed Securities
Automobiles	—	57,150,852	—
Collateralized Loan Obligations	—	564,199,238	—
Consumer Loans	—	30,517,600	—
Credit Cards	—	15,102,816	—
Equipment	—	6,562,600	—
Home Equity Loans	—	4,026,999	—
Other	—	11,011,650	—
Residential Mortgage-Backed Securities	—	25,650,911	—
Student Loans	—	40,363,541	—
Bank Loans	—	14,993,287	—
Commercial Mortgage-Backed Securities	—	479,765,032	2,500,000
Corporate Bonds	—	1,385,893,381	—
Municipal Bonds	—	47,643,582	—
Residential Mortgage-Backed Securities	—	221,435,208	21,846,502
Sovereign Bonds	—	261,360,351	—
U.S. Government Agency Obligations	—	57,893,661	—
U.S. Treasury Obligations	—	251,557,450	—
Short-Term Investments
Affiliated Mutual Funds	3,400,745,934	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments (continued)
U.S. Treasury Obligation	$—	$143,333,940	$—
Options Purchased	—	33,767,426	—

Total	$12,167,396,199	$6,501,452,284	$24,346,514

Liabilities
Options Written	$—	$(615,184)	$(2,371)

Other Financial Instruments*
Assets
Financial Futures Contracts	$34,954,348	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	3,462,275	—
OTC Credit Default Swap Agreements.	—	841,477	13,450
OTC Currency Swap Agreement.	—	403,373	—
Centrally Cleared Interest Rate Swap Agreements	—	6,067,082	—

Total	$34,954,348	$10,774,207	$13,450

Liabilities
Financial Futures Contracts	$(440,930)	$—	$—
Commodity Futures Contracts	(1,137,047)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(4,251,680)	—
OTC Credit Default Swap Agreements.	—	(567,824)	—
Centrally Cleared Inflation Swap Agreements	—	(2,977,502)	—
Centrally Cleared Interest Rate Swap Agreements	—	(32,307,152)	—
OTC Interest Rate Swap Agreement	—	(70,499)	—

Total	$(1,577,977)	$(40,174,657)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (2.1% represents investments purchased with collateral from securities on loan)	18.6%
Banks	5.0
Software	4.4
Semiconductors & Semiconductor Equipment	3.4
Exchange-Traded Funds	3.3
Collateralized Loan Obligations	3.1
IT Services	3.0
Pharmaceuticals	2.9
Commercial Mortgage-Backed Securities	2.6
Technology Hardware, Storage & Peripherals	2.6
Interactive Media & Services	2.5
U.S. Treasury Obligations	2.2
Equity Real Estate Investment Trusts (REITs)	2.1
Insurance	1.8
Oil, Gas & Consumable Fuels	1.8
Capital Markets	1.7
Automobiles	1.7
Health Care Equipment & Supplies	1.6
Internet & Direct Marketing Retail	1.5
Health Care Providers & Services	1.5
Residential Mortgage-Backed Securities	1.4

Sovereign Bonds	1.4%
Machinery	1.4
Specialty Retail	1.3
Chemicals	1.2
Hotels, Restaurants & Leisure	1.2
Textiles, Apparel & Luxury Goods	1.2
Biotechnology	1.0
Entertainment	1.0
Metals & Mining	1.0
Life Sciences Tools & Services	1.0
Aerospace & Defense	0.9
Electric Utilities	0.9
Food & Staples Retailing	0.8
Food Products	0.8
Beverages	0.8
Media	0.7
Building Products	0.7
Trading Companies & Distributors	0.6
Electronic Equipment, Instruments & Components	0.6
Oil & Gas	0.6
Diversified Telecommunication Services	0.6
Electrical Equipment	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification (continued):

Diversified Financial Services	0.6%
Electric	0.5
Real Estate Management & Development	0.5
Personal Products	0.5
Tobacco	0.5
Road & Rail	0.5
Professional Services	0.4
Telecommunications	0.4
Consumer Finance	0.4
Air Freight & Logistics	0.4
Communications Equipment	0.4
Household Durables	0.4
Healthcare-Services	0.4
Multi-Utilities	0.4
Real Estate Investment Trusts (REITs)	0.3
Household Products	0.3
Pipelines	0.3
U.S. Government Agency Obligations	0.3
Marine	0.3
Industrial Conglomerates	0.3
Foods	0.3
Municipal Bonds	0.3
Multiline Retail	0.2
Student Loans	0.2
Auto Components	0.2
Options Purchased	0.2
Commercial Services	0.2
Wireless Telecommunication Services	0.2
Containers & Packaging	0.2
Retail	0.2
Consumer Loans	0.2
Distributors	0.2
Commercial Services & Supplies	0.2
Auto Manufacturers	0.2
Airlines	0.2
Home Builders	0.1
Construction Materials	0.1
Construction & Engineering	0.1
Independent Power & Renewable Electricity Producers	0.1
Energy Equipment & Services	0.1
Leisure Products	0.1
Healthcare-Products	0.1
Mining	0.1

Gas Utilities	0.1%
Semiconductors	0.1
Transportation	0.1
Credit Cards	0.1
Gas	0.1
Health Care Technology	0.1
Other	0.1
Engineering & Construction	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Auto Parts & Equipment	0.1
Housewares	0.1
Packaging & Containers	0.0	*
Electronics	0.0	*
Oil & Gas Services	0.0	*
Thrifts & Mortgage Finance	0.0	*
Equipment	0.0	*
Lodging	0.0	*
Water Utilities	0.0	*
Diversified Consumer Services	0.0	*
Real Estate	0.0	*
Computers	0.0	*
Building Materials	0.0	*
Home Equity Loans	0.0	*
Household Products/Wares	0.0	*
Agriculture	0.0	*
Paper & Forest Products	0.0	*
Distribution/Wholesale	0.0	*
Transportation Infrastructure	0.0	*
Electrical Components & Equipment	0.0	*
Multi-National	0.0	*
Home Furnishings	0.0	*
Toys/Games/Hobbies	0.0	*
Office/Business Equipment	0.0	*
Environmental Control	0.0	*
Apparel	0.0	*

	102.2
Options Written	(0.0	)*
Liabilities in excess of other assets	(2.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Premiums paid for OTC swap agreements	$888,196	Premiums received for OTC swap agreements	$394,763

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Unaffiliated investments	$205,245		Options written outstanding, at value	$617,555
Credit contracts	Unrealized appreciation on OTC swap agreements	161,476		Unrealized depreciation on OTC swap agreements	367,806
Equity contracts	Due from/to broker-variation margin futures	24,070,801	*	Due from/to broker-variation margin futures	33,539*
Equity contracts	Unaffiliated investments	33,562,181		—	—
Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	1,137,047*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,462,275		Unrealized depreciation on OTC forward foreign currency exchange contracts	4,251,680
Interest rate contracts	Due from/to broker-variation margin futures	10,826,261	*	Due from/to broker-variation margin futures	350,105*
Interest rate contracts	Due from/to broker-variation margin swaps	6,067,082	*	Due from/to broker-variation margin swaps	35,284,654*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	111
Interest rate contracts	Unrealized appreciation on OTC swap agreements	403,373		Unrealized depreciation on OTC swap agreements	70,388

		$79,646,890			$42,507,648

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(37,251)	$108,705	$—	$—	$562,711
Equity contracts	24,663,947	—	583,128,959	—	—
Foreign exchange contracts	—	—	—	31,874,038	—
Interest rate contracts	—	—	(35,854,984)	—	3,031,470

Total	$24,626,696	$108,705	$547,273,975	$31,874,038	$3,594,181

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(268,871)	$(133,900)	$—	$—	$165,680
Equity contracts	(1,043,116)	—	(38,958,306)	—	—
Foreign exchange contracts	—	—	(1,137,047)	4,881,149	—
Interest rate contracts	—	—	12,765,435	—	(32,022,439)

Total	$(1,311,987)	$(133,900)	$(27,329,918)	$4,881,149	$(31,856,759)

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)

$21,924,437	$132,924,404	$4,191,635,705	$1,276,484,798	$328,084,464

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)

$771,539,964	$989,562	$894,925,658	$113,104,873

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)

$144,005,838	$3,855,968	$289,817	$24,715,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$374,968,399	$(374,968,399)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.(3)	$ 49,036	$ (172,816)	$ (123,780)	$ 123,780	$—
Bank of America, N.A.(4)	—	(26,488)	(26,488)	26,488	—
Barclays Bank PLC(3)	200,519	(163,152)	37,367	(37,367)	—
Barclays Bank PLC(4)	358,392	(205,384)	153,008	(153,008)	—
BNP Paribas S.A.(3)	96,476	(135,245)	(38,769)	—	(38,769)
BNP Paribas S.A.(4)	3	(46,664)	(46,661)	—	(46,661)
Citibank, N.A.(3)	167,526	(407,078)	(239,552)	239,552	—
Citibank, N.A.(4)	327,258	(231,356)	95,902	—	95,902
Credit Suisse International(3)	72,351	(33,638)	38,713	—	38,713
Credit Suisse International(4)	139,478	—	139,478	—	139,478
Deutsche Bank AG(3)	25,843	(25,843)	—	—	—
Goldman Sachs International(3)	622,627	(101,896)	520,731	(520,731)	—
Goldman Sachs International(4)	17,647	(24,883)	(7,236)	—	(7,236)
HSBC Bank PLC(3)	675,127	(492,113)	183,014	(183,014)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

HSBC Bank PLC(4)	$10,539	$(6,945)	$3,594	$—	$3,594
JPMorgan Chase Bank, N.A.(3)	393,633	(276,457)	117,176	—	117,176
JPMorgan Chase Bank, N.A.(4)	422,552	(1,685,300)	(1,262,748)	824,000	(438,748)
Morgan Stanley & Co. International PLC(3)	681,508	(564,383)	117,125	(117,125)	—
Morgan Stanley & Co. International PLC(4)	28,545	(1,029,568)	(1,001,023)	—	(1,001,023)
Standard Chartered Bank(3)	49,284	(48,500)	784	—	784
The Toronto-Dominion Bank(3)	7,023	(5,179)	1,844	—	1,844
UBS AG(3)	775,198	(19,415)	755,783	(755,783)	—

	$5,120,565	$(5,702,303)	$(581,738)	$(553,208)	$(1,134,946)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	PGIM Fixed Income (Bond)
(4)	PGIM Fixed Income (Global Total Return)

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

ASSETS
Investments at value, including securities on loan of $374,968,399:
Unaffiliated investments (cost $13,520,067,233)	$15,292,449,063
Affiliated investments (cost $3,400,745,934)	3,400,745,934
Foreign currency, at value (cost $5,711,762)	5,705,479
Cash	2,158,775
Dividends and interest receivable	32,051,725
Receivable for investments sold	11,738,082
Tax reclaim receivable	10,929,896
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,462,275
Due from broker-variation margin futures	1,788,215
Premiums paid for OTC swap agreements	888,196
Unrealized appreciation on OTC swap agreements	564,849
Receivable from affiliate	104,683
Due from broker-variation margin swaps	62,273
Receivable for Portfolio shares sold	33,547
Prepaid expenses and other assets	391,238

Total Assets	18,763,074,230

LIABILITIES
Payable to broker for collateral for securities on loan	385,198,130
Payable for investments purchased	55,255,966
Payable for Portfolio shares purchased	4,488,995
Management fee payable	4,360,669
Unrealized depreciation on OTC forward foreign currency exchange contracts	4,251,680
Due to broker-variation margin futures	4,042,265
Payable to affiliate	3,376,222
Accrued expenses and other liabilities	2,937,726
Foreign capital gains tax liability accrued	1,999,074
Options written outstanding, at value (premiums received $483,655)	617,555
Distribution fee payable	502,718
Unrealized depreciation on OTC swap agreements	438,194
Premiums received for OTC swap agreements	394,874
Trustees’ fees payable	7,670
Affiliated transfer agent fee payable	451

Total Liabilities	467,872,189

NET ASSETS	$18,295,202,041

Net assets were comprised of:
Partners’ Equity	$18,295,202,041

Net asset value and redemption price per share, $18,295,202,041 / 810,434,481 outstanding shares of beneficial interest	$22.57

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $12,209,062 foreign withholding tax, of which $1,655,675 is reimbursable by an affiliate)	$211,009,313
Interest income (net of $14,355 foreign withholding tax)	92,503,222
Affiliated dividend income	4,785,425
Income from securities lending, net (including affiliated income of $223,277)	1,307,751

Total income	309,605,711

EXPENSES
Management fee	110,469,558
Distribution fee	45,560,886
Custodian and accounting fees	1,820,619
Trustees’ fees	237,440
Legal fees and expenses	92,056
Audit fee	56,000
Shareholders’ reports	20,844
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	345,959

Total expenses	158,610,785

NET INVESTMENT INCOME (LOSS)	150,994,926

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(166,008)) (net of foreign capital gains taxes $(2,389,555))	2,369,070,235
Futures transactions	547,273,975
Forward and cross currency contract transactions	31,874,038
Options written transactions	108,705
Swap agreements transactions	3,594,181
Foreign currency transactions	(3,892,484)

2,948,028,650

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $61,127) (net of change in foreign capital gains taxes $230,407)	(241,184,950)
Futures	(27,329,918)
Forward and cross currency contracts	4,881,149
Options written	(133,900)
Swap agreements	(31,856,759)
Foreign currencies	(1,017,699)

(296,642,077)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	2,651,386,573

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,802,381,499

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$150,994,926	$172,284,743
Net realized gain (loss) on investment and foreign currency transactions	2,948,028,650	(333,102,439)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(296,642,077)	502,871,752

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,802,381,499	342,054,056

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,146,900 and 585,623,359 shares, respectively]	64,374,315	9,091,941,931
Portfolio shares purchased [104,460,140 and 693,492,374 shares, respectively]	(2,203,476,505)	(10,431,229,297)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(2,139,102,190)	(1,339,287,366)

TOTAL INCREASE (DECREASE)	663,279,309	(997,233,310)
NET ASSETS:
Beginning of year	17,631,922,732	18,629,156,042

End of year	$18,295,202,041	$17,631,922,732

SEE NOTES TO FINANCIAL STATEMENTS.

A360

Financial Highlights

AST Advanced Strategies Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$23.95	$21.63	$17.75		$18.85		$16.13

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27	0.22	0.36		0.32		0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.03	2.10	3.52		(1.42)		2.45

Total from investment operations	3.30	2.32	3.88		(1.10)		2.72

Capital Contributions	—	—	—	(b)(c)(d)	—	(c)(d)	—

Net Asset Value, end of year	$27.25	$23.95	$21.63		$17.75		$18.85

Total Return(e)	13.83%	10.68%	21.86	%(f)	(5.84	)%(f)	16.86%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,610	$8,621	$8,758		$7,630		$9,273
Average net assets (in millions)	$8,754	$7,816	$8,488		$8,883		$8,935
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.85%	0.87%	0.87%		0.88%		0.87%
Expenses before waivers and/or expense reimbursement	0.89%	0.91%	0.91%		0.91%		0.90%
Net investment income (loss)	1.06%	1.06%	1.79%		1.69%		1.52%
Portfolio turnover rate(h)(i)	467%	728%	390%		255%		232%

AST AllianzGI World Trends Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.21	$15.95	$13.52		$14.68		$12.63

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	0.12	0.24		0.21		0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.93	2.14	2.19		(1.37)		1.87

Total from investment operations	2.03	2.26	2.43		(1.16)		2.05

Capital Contributions	—	—	—	(b)(c)(d)	—	(c)(d)	—

Net Asset Value, end of year	$20.24	$18.21	$15.95		$13.52		$14.68

Total Return(e)	11.15%	14.10%	18.05	%(f)	(7.90	)%(f)	16.23%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,012	$5,107	$5,030		$4,323		$5,643
Average net assets (in millions)	$5,143	$4,560	$4,865		$5,283		$5,410
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.97%	0.98%	0.99%		1.02%		1.02%
Expenses before waivers and/or expense reimbursement	1.02%	1.02%	1.02%		1.02%		1.02%
Net investment income (loss)	0.53%	0.77%	1.62%		1.48%		1.30%
Portfolio turnover rate(i)	141%	217%	148%		73%		48%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B1

Financial Highlights

AST Balanced Asset Allocation Portfolio

	Year Ended December 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$22.89	$20.48	$17.15		$18.04	$15.70

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02	(0.01)	0.02		0.01	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.92	2.42	3.31		(0.90)	2.35

Total from investment operations	2.94	2.41	3.33		(0.89)	2.34

Capital Contributions	—	—	—	(b)(c)	—	—

Net Asset Value, end of year	$25.83	$22.89	$20.48		$17.15	$18.04

Total Return(d)	12.84%	11.77%	19.42	%(e)	(4.93)%	14.90%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11,348	$11,217	$11,118		$9,755	$11,445
Average net assets (in millions)	$11,379	$10,268	$10,760		$11,074	$11,067
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.46%	0.16%	0.16%		0.16%	0.16%
Expenses before waivers and/or expense reimbursement	0.57%	0.16%	0.16%		0.16%	0.16%
Net investment income (loss)	0.09%	(0.06)%	0.09%		0.06%	(0.04)%
Portfolio turnover rate(g)	83%	45%	24%		15%	15%

AST BlackRock Global Strategies Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$16.36	$15.62	$13.28		$14.03		$12.45

Income (Loss) From Investment Operations:
Net investment income (loss)	0.05	0.15	0.30		0.27		0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.86	0.59	2.04		(1.02)		1.38

Total from investment operations	1.91	0.74	2.34		(0.75)		1.58

Capital Contributions	—	—	—	(b)(c)(h)	—	(c)(h)	—

Net Asset Value, end of year	$18.27	$16.36	$15.62		$13.28		$14.03

Total Return(d)	11.67%	4.74%	17.62	%(e)	(5.35	)%(e)	12.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,420	$2,378	$2,471		$2,138		$2,502
Average net assets (in millions)	$2,420	$2,157	$2,409		$2,447		$2,397
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.03%	1.07%	1.11%		1.10%		1.11%
Expenses before waivers and/or expense reimbursement	1.06%	1.13%	1.13%		1.12%		1.12%
Net investment income (loss)	0.31%	1.00%	2.07%		1.96%		1.50%
Portfolio turnover rate(g)	280%	325%	198%		213%		250%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

SEE NOTES TO FINANCIAL STATEMENTS.

B2

Financial Highlights

AST Preservation Asset Allocation Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$19.70	$18.06	$15.74		$16.19		$14.70

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02	(0.01)	0.01		—	(b)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.21	1.65	2.31		(0.45)		1.50

Total from investment operations	1.23	1.64	2.32		(0.45)		1.49

Capital Contributions	—	—	—	(b)(c)	—	(b)(d)	—

Net Asset Value, end of year	$20.93	$19.70	$18.06		$15.74		$16.19

Total Return(e)	6.24%	9.08%	14.74	%(f)	(2.78	)%(f)	10.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,028	$6,487	$6,407		$5,833		$6,996
Average net assets (in millions)	$6,263	$6,109	$6,305		$6,573		$6,908
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.45%	0.16%	0.16%		0.16%		0.16%
Expenses before waivers and/or expense reimbursement	0.57%	0.16%	0.16%		0.16%		0.16%
Net investment income (loss)	0.10%	(0.08)%	0.05%		0.03%		(0.06)%
Portfolio turnover rate(h)	79%	41%	26%		14%		16%

AST Prudential Growth Allocation Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$19.34	$18.27	$15.33		$16.59		$14.29

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.19	0.29		0.26		0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.05	0.88	2.65		(1.53)		2.10

Total from investment operations	3.23	1.07	2.94		(1.27)		2.30

Capital Contributions	—	—	—	(b)(c)(d)	0.01	(d)	—

Net Asset Value, end of year	$22.57	$19.34	$18.27		$15.33		$16.59

Total Return(e)	16.70%	5.86%	19.18	%(f)	(7.59	)%(i)	16.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18,295	$17,632	$18,629		$15,626		$20,625
Average net assets (in millions)	$18,224	$15,684	$17,922		$19,406		$17,318
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.87%	0.88%	0.87%		0.87%		0.87%
Expenses before waivers and/or expense reimbursement	0.87%	0.88%	0.87%		0.87%		0.87%
Net investment income (loss)	0.83%	1.10%	1.71%		1.56%		1.32%
Portfolio turnover rate(h)	116%	154%	89%		111%		157%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (7.65)%.

SEE NOTES TO FINANCIAL STATEMENTS.

B3

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2021 consisted of 71 separate portfolios. The information presented in these financial statements pertains only to the 6 Portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Investment Objective(s)	Subadviser(s)

AST Advanced Strategies Portfolio (“Advanced Strategies”)	High level of absolute return by using traditional and non-traditional investment strategies and investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	Brown Advisory, LLC; Loomis Sayles & Company, L.P.; LSV Asset Management; PGIM Fixed Income, a business unit of PGIM, Inc.; PGIM Limited; Pacific Investment Management Company, LLC (“PIMCO”); PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantitative Solutions) (a wholly-owned subsidiary of PGIM, Inc.); T. Rowe Price Associates, Inc. (“T. Rowe”); William Blair Investment Management, LLC

AST AllianzGI World Trends Portfolio (“AllianzGI World Trends”)	Highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC

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Portfolio	Investment Objective(s)	Subadviser(s)

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	PGIM Quantitative Solutions; effective June 5, 2021; ClearBridge Investments, LLC; J.P. Morgan Investment Management, Inc.; Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.); Massachusetts Financial Services Company (“MFS”); effective July 10, 2021; PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited; Wellington Management Company, LLP (“Wellington”)
AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”)	High total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc.; BlackRock International Limited

AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	PGIM Quantitative Solutions; effective June 5, 2021; ClearBridge Investments, LLC; J.P. Morgan Investment Management, Inc.; Jennison; MFS; effective July 10, 2021; PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited; Wellington
AST Prudential Growth Allocation Portfolio (“Prudential Growth Allocation”)	Total return.	PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited; PGIM Quantitative Solutions; effective February 2021, Jennison; PGIM Real Estate (a business unit of PGIM Inc.)

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

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Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued

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using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

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Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating Rate Notes Issued in Conjunction with Securities Held: Certain Portfolios invested in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation. Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust

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with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Schedule of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from the registration requirements of the Securities Act of 1933 under Rule 144A.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

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Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Bank Loans: Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements: Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions,

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including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements: The Portfolio enters reverse repurchase agreements with qualified third-party broker-dealers in which the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Portfolio receives securities and/or cash as collateral with a market value in-excess of the repurchase price to be paid by the Portfolio upon the maturity of the transaction. During the term of the agreement, the Portfolio continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Due to the short-term nature of reverse repurchase agreements, face value approximates fair value. Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities. Interest payments made by the Portfolio to the counterparties are recorded as a component of interest expense in the Statement of Operations.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to

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terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: Certain Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent

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thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Master Limited Partnerships (MLPs): Certain Portfolios invested in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in Note 1 above as subadvisers for their respective Portfolios.

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Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

Advanced Strategies	0.6825% first $300 million;	0.59%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% on next $2.5 billion;
	0.5725% on next $2.5 billion;
	0.5525% on next $5 billion;
	0.5325% in excess of $20 billion
AllianzGI World Trends	0.7825% first $300 million;	0.70%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion
Balanced Asset Allocation(2)*#	0.7325% first $300 million;	0.33%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% on next $2.5 billion;
	0.6225% on next $2.5 billion;
	0.6025% on next $5 billion;
	0.5825% on next $5 billion;
	0.5625% on next $5 billion;
	0.5425% on next $5 billion;
	0.5225% on next $5 billion;
	0.5025% in excess of $40 billion
BlackRock Global Strategies^	0.7825% first $300 million;	0.73%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion

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Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

Preservation Asset Allocation(2)*#	0.7325% first $300 million;	0.32%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% on next $2.5 billion;
	0.6225% on next $2.5 billion;
	0.6025% on next $5 billion;
	0.5825% on next $5 billion;
	0.5625% on next $5 billion;
	0.5425% on next $5 billion;
	0.5225% on next $5 billion;
	0.5025% in excess of $40 billion
Prudential Growth Allocation	0.6825% first $300 million;	0.61%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% on next $2.5 billion;
	0.5725% on next $2.5 billion;
	0.5525% on next $5 billion;
	0.5325% in excess of $20 billion

Portfolio	Fee Waivers and/or Expense Limitations

Advanced Strategies	contractually waive 0.0242%
through June 30, 2022(1)
AllianzGI World Trends	contractually waive 0.047%
through June 30, 2022
Balanced Asset Allocation	effective June 5, 2021,
contractually waive 0.02%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 0.89%
through June 30, 2023(3)
BlackRock Global Strategies	contractually waive 0.0749%
through February 21, 2021;
effective February 22, 2021,
contractually waive 0.0249%
through June 30, 2022
Preservation Asset Allocation	effective June 5, 2021,
contractually waive 0.02%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 0.89%
through June 30, 2023(3)

*	Prior to June 5, 2021, the contractual management fee rate was 0.15% on all assets.

^

Prior to February 22, 2021, the contractual management fee rate was as follows: 0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion.

#

Effective June 5, 2021, management fees are calculated based on an aggregation of net assets of Academic Strategies, Balanced Asset Allocation, Capital Growth Asset Allocation and Preservation Asset Allocation.

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(1)

The Investment Manager has voluntarily agreed to waive the Portfolio’s investment management fee to the extent Portfolio assets are invested in underlyingAST portfolios to gain exposure to small-cap equity securities.

(2)

Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Preservation Asset Allocation, and AST Quantitative Modeling Portfolio. This voluntary fee waiver was terminated on June 4, 2021. As described below, this voluntary fee waiver was applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

(3)

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust and Funds of other affiliated investment companies due to the Portfolio’s investment in any such portfolios/funds. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc.

(“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. For assets that are invested in other Portfolios, no 12b-1 fee is charged for the assets of Advanced Strategies. Effective June 5, 2021, for assets that are invested in other Portfolios, the 12b-1 fee is waived for the assets of Balanced Asset Allocation and Preservation Asset Allocation. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2021, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount

Advanced Strategies	$101,521
AllianzGI World Trends	19,747
Balanced Asset Allocation	5,068
Preservation Asset Allocation	1,634
Prudential Growth Allocation	17,156

AST Investment Services, Inc., Jennison, PAD, PGIM Investments, PGIM Limited, PGIM, Inc. and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential.

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4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended December 31, 2021, no 17a-7 transactions were entered into by the Portfolios.

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2021 Payments
Advanced Strategies	$630,173
AllianzGI World Trends	334,306

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Portfolio	2021 Payments
Balanced Asset Allocation	$ 285,833
BlackRock Global Strategies	82,313
Preservation Asset Allocation	129,810
Prudential Growth Allocation	1,655,675

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2021 Payments
Advanced Strategies	$461,785
AllianzGI World Trends	161,858
Balanced Asset Allocation	238,909
BlackRock Global Strategies	70,568
Preservation Asset Allocation	79,511
Prudential Growth Allocation	833,223

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2021, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales

Advanced Strategies	$8,371,742,337	$9,532,414,703
AllianzGI World Trends	2,879,604,931	3,469,696,148
Balanced Asset Allocation	6,903,283,486	16,424,674,664
BlackRock Global Strategies	4,680,674,039	4,802,413,037
Preservation Asset Allocation	3,605,124,594	9,144,620,072
Prudential Growth Allocation	16,133,522,108	17,413,853,816

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2021, is presented as follows:

Advanced Strategies

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Funds(wd):

AST Goldman Sachs Small-Cap Value Portfolio*(1)
$ 31,508,750	$14,464,788	$14,464,788	$8,393,322	$—	$39,902,072	1,228,890	$—

AST Small-Cap Growth Opportunities Portfolio*(1)
65,698,573	47,234,293	60,528,435	(7,543,986)	6,527,429	51,387,874	1,596,889	—

AST Small-Cap Growth Portfolio*(1)
69,149,372	46,687,707	62,321,849	(5,847,532)	8,694,250	56,361,948	684,919	—

AST Small-Cap Value Portfolio*(1)
108,436,606	86,838,148	140,818,882	7,874,679	23,438,206	85,768,757	2,231,818	—

$ 274,793,301	$195,224,936	$278,133,954	$2,876,483	$38,659,885	$233,420,651		$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

$1,231,982,128	$3,422,845,510	$3,442,274,164	$—	$—	$1,212,553,474	1,212,553,474	$1,654,853

PGIM Institutional Money Market Fund(1)(b)(wd)
148,916,211	2,154,435,853	1,943,391,106	12,578	(57,411)	359,916,125	360,168,243	141,445	(2)

$1,380,898,339	$5,577,281,363	$5,385,665,270	$12,578	$(57,411)	$1,572,469,599		$1,796,298

$1,655,691,640	$5,772,506,299	$5,663,799,224	$2,889,061	$38,602,474	$1,805,890,250		$1,796,298

AllianzGI World Trends

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$201,043,509	$1,512,520,186	$1,613,620,759	$—	$—	$99,942,936	99,942,936	$214,987

PGIM Institutional Money Market Fund(1)(b)(wa)
189,057,813	1,964,664,338	1,949,007,876	16,128	(71,990)	204,658,413	204,801,774	118,038	(2)

$390,101,322	$3,477,184,524	$3,562,628,635	$16,128	$(71,990)	$304,601,349		$333,025

Balanced Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Funds(wd):

AST BlackRock/Loomis Sayles Bond Portfolio*(1)
$ 304,330,921	$20,820,000	$322,953,562	$(36,798,023)	$34,600,664	$—	—	$—

AST ClearBridge Dividend Growth Portfolio*(1)
452,630,862	—	318,215,196	3,642,373	78,521,401	216,579,440	7,429,826	—

AST Emerging Markets Equity Portfolio*(1)
63,996,034	830,000	32,450,000	(6,782,486)	8,171,210	33,764,758	3,287,708	—

AST Global Bond Portfolio*(1)
1,313,204,794	90,170,000	1,384,711,546	(78,933,440)	60,270,192	—	—	—

AST Goldman Sachs Small-Cap Value Portfolio*(1)
93,146,276	3,235,000	44,042,559	(4,543,579)	26,306,370	74,101,508	2,282,153	—

AST High Yield Portfolio*(1)
87,583,562	7,615,000	16,000,000	4,173,971	1,593,511	84,966,044	6,841,066	—

AST Hotchkis & Wiley Large-Cap Value Portfolio*(1)
417,000,879	9,945,000	468,976,767	(47,899,180)	168,133,910	78,203,842	1,824,635	—

AST International Growth Portfolio*(1)
415,489,812	13,980,000	458,170,407	(170,033,754)	198,734,349	—	—	—

AST International Value Portfolio*(1)
418,889,218	14,665,000	482,809,650	(64,439,665)	113,695,097	—	—	—

AST Jennison Large-Cap Growth Portfolio*(1)
360,193,815	21,840,000	297,571,524	(115,388,433)	128,072,747	97,146,605	1,345,335	—

AST Large-Cap Core Portfolio*(1)
1,142,017,299	—	1,301,328,038	(329,827,139)	489,137,878	—	—	—

AST Loomis Sayles Large-Cap Growth Portfolio*(1)

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

$395,611,775	$1,400,000	$433,094,325	$(122,766,086)	$158,848,636	$—	—	$—

AST MFS Growth Portfolio*(1)

335,344,008	24,425,000	283,283,145	(70,199,259)	101,558,032	107,844,636	2,007,532	—

AST MFS Large-Cap Value Portfolio*(1)

555,528,749	13,330,000	563,099,020	(83,686,856)	179,739,610	101,812,483	3,354,612	—

AST Mid-Cap Growth Portfolio*(1)

39,282,019	160,000	39,267,275	(12,315,727)	12,140,983	—	—	—

AST Mid-Cap Value Portfolio*(1)

21,414,447	18,015,423	52,698,200	(3,595,024)	16,863,354	—	—	—

AST Prudential Core Bond Portfolio*(1)

1,068,284,410	101,295,000	1,155,348,853	(91,273,223)	77,042,666	—	—	—

AST QMA International Core Equity Portfolio*(1)

357,645,051	12,279,999	417,151,432	(63,040,110)	110,266,492	—	—	—

AST Small-Cap Growth Opportunities Portfolio*(1)

78,646,302	10,645,000	12,373,682	(5,604,585)	4,818,322	76,131,357	2,365,797	—

AST Small-Cap Growth Portfolio*(1)

83,439,783	10,645,000	20,603,114	(4,886,511)	9,045,523	77,640,681	943,501	—

AST Small-Cap Value Portfolio*(1)

77,772,630	23,165,001	49,340,337	6,994,866	16,217,275	74,809,435	1,946,642	—

AST T. Rowe Price Large-Cap Growth Portfolio*(1)

412,248,237	21,984,999	373,989,188	(117,471,666)	149,961,811	92,734,193	1,227,292	—

AST T. Rowe Price Large-Cap Value Portfolio*(1)

418,173,483	8,685,000	510,559,705	(79,825,374)	163,526,596	—	—	—

AST T. Rowe Price Natural Resources Portfolio*(1)

—	71,940,000	4,490,000	9,657,229	385,849	77,493,078	2,842,739	—

AST WEDGE Capital Mid-Cap Value Portfolio*(1)

21,408,215	—	17,880,422	(3,537,800)	10,007	—	—	—

AST Western Asset Core Plus Bond Portfolio*(1)

696,222,476	46,245,001	732,299,754	(75,981,633)	65,813,910	—	—	—

AST Western Asset Emerging Markets Debt Portfolio*(1)

68,070,417	16,000,000	25,760,000	(3,846,616)	874,123	55,337,924	4,347,048	—

$9,697,575,474	$563,315,423	$9,818,467,701	$(1,568,207,730)	$2,374,350,518	$1,248,565,984		$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
1,424,098,606	5,678,618,951	5,183,833,945	—	—	1,918,883,612	1,918,883,612	2,820,944

PGIM Institutional Money Market Fund(1)(b)(wd)
—	461,519,216	381,022,961	—	(8,347)	80,487,908	80,544,289	18,060	(2)

$1,424,098,606	$6,140,138,167	$5,564,856,906	$—	$(8,347)	$1,999,371,520		$2,839,004

$11,121,674,080	$6,703,453,590	$15,383,324,607	$(1,568,207,730)	$2,374,342,171	$3,247,937,504		$2,839,004

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BlackRock Global Strategies

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$939,995,948	$1,626,917,791	$2,033,305,495	$—	$—	$533,608,244	533,608,244	$868,723

PGIM Institutional Money Market Fund(1)(b)(wa)
105,941,900	998,719,123	1,003,580,718	9,799	(52,913)	101,037,191	101,107,966	94,183	(2)

$1,045,937,848	$2,625,636,914	$3,036,886,213	$9,799	$(52,913)	$634,645,435		$962,906

Preservation Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Funds(wd):

AST BlackRock/Loomis Sayles Bond Portfolio*(1)
$310,667,759	$11,125,000	$319,442,300	$(39,625,668)	$37,275,209	$—	—	$—

AST ClearBridge Dividend Growth Portfolio*(1)
158,987,770	—	116,779,000	(1,454,529)	29,107,007	69,861,248	2,396,612	—

AST Emerging Markets Equity Portfolio*(1)
22,264,824	295,001	14,235,000	(2,503,671)	3,082,518	8,903,672	866,959	—

AST Global Bond Portfolio*(1)
1,341,067,591	48,180,000	1,370,079,468	(93,302,111)	74,133,988	—	—	—

AST Goldman Sachs Small-Cap Value Portfolio*(1)
30,499,680	4,354,999	18,038,512	(3,152,285)	10,305,333	23,969,215	738,196	—

AST High Yield Portfolio*(1)
90,147,068	3,210,000	19,665,000	3,797,741	1,936,501	79,426,310	6,395,033	—

AST Hotchkis & Wiley Large-Cap Value Portfolio*(1)
142,568,324	4,000,001	160,982,843	(16,842,361)	57,075,986	25,819,107	602,406	—

AST International Growth Portfolio*(1)
143,898,383	4,215,000	157,720,681	(55,740,077)	65,347,375	—	—	—

AST International Value Portfolio*(1)
144,622,470	4,410,001	165,522,723	(24,102,335)	40,592,587	—	—	—

AST Jennison Large-Cap Growth Portfolio*(1)
123,115,858	6,475,001	103,163,897	(37,238,852)	41,469,249	30,657,359	424,558	—

AST Large-Cap Core Portfolio*(1)
404,639,640	—	459,672,378	(108,568,357)	163,601,095	—	—	—

AST Loomis Sayles Large-Cap Growth Portfolio*(1)
134,966,580	494,999	147,329,674	(39,653,570)	51,521,665	—	—	—

AST MFS Growth Portfolio*(1)
114,363,644	7,290,000	97,892,220	(21,369,133)	31,681,123	34,073,414	634,278	—

AST MFS Large-Cap Value Portfolio*(1)
189,908,984	5,355,000	193,424,847	(28,296,715)	60,243,815	33,786,237	1,113,220	—

AST Mid-Cap Growth Portfolio*(1)
17,057,278	55,000	17,062,969	(5,470,611)	5,421,302	—	—	—

AST Mid-Cap Value Portfolio*(1)
8,518,501	7,160,552	20,919,188	(1,450,559)	6,690,694	—	—	—

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

AST Prudential Core Bond Portfolio*(1)
$1,087,784,423	$55,640,001	$1,128,634,654	$(107,090,236)	$92,300,466	$—	—	$—

AST QMA International Core Equity Portfolio*(1)
125,190,338	3,695,000	144,905,174	(21,293,959)	37,313,795	—	—	—

AST Small-Cap Growth Opportunities Portfolio*(1)
25,835,178	4,560,045	5,775,000	(2,439,759)	2,236,371	24,416,835	758,758	—

AST Small-Cap Growth Portfolio*(1)
30,501,738	3,265,000	10,316,283	(3,092,041)	4,652,270	25,010,684	303,933	—

AST Small-Cap Value Portfolio*(1)
28,809,321	4,355,000	17,214,490	2,740,003	5,427,830	24,117,664	627,574	—

AST T. Rowe Price Large-Cap Growth Portfolio*(1)
140,825,597	6,535,001	128,959,562	(37,021,724)	47,855,381	29,234,693	386,907	—

AST T. Rowe Price Large-Cap Value Portfolio*(1)
142,968,054	3,684,999	174,640,652	(28,702,079)	56,689,678	—	—	—

AST T. Rowe Price Natural Resources Portfolio*(1)
—	24,325,000	2,710,000	3,097,891	244,094	24,956,985	915,517	—

AST WEDGE Capital Mid-Cap Value Portfolio*(1)
8,511,901	—	7,100,551	(1,414,987)	3,637	—	—	—

AST Western Asset Core Plus Bond Portfolio*(1)
713,286,460	24,715,000	727,180,292	(84,785,433)	73,964,265	—	—	—

AST Western Asset Emerging Markets Debt Portfolio*(1)
70,065,064	17,665,000	29,370,000	(4,036,191)	911,317	55,235,190	4,338,978	—

$5,751,072,428	$255,060,600	$5,758,737,358	$(759,011,608)	$1,001,084,551	$489,468,613		$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
701,864,771	3,148,738,297	2,936,292,216	—	—	914,310,852	914,310,852	1,274,147

PGIM Institutional Money Market Fund(1)(b)(wd)
—	285,221,577	222,053,032	—	(7,765)	63,160,780	63,205,023	14,531	(2)

$701,864,771	$3,433,959,874	$3,158,345,248	$—	$(7,765)	$977,471,632		$1,288,678

$6,452,937,199	$3,689,020,474	$8,917,082,606	$(759,011,608)	$1,001,076,786	$1,466,940,245		$1,288,678

Prudential Growth Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$3,094,692,355	$12,263,414,013	$12,342,579,693	$—	$—	$3,015,526,675	3,015,526,675	$4,785,425

PGIM Institutional Money Market Fund(1)(b)(wa)
445,602,489	2,293,184,320	2,353,462,669	61,127	(166,008)	385,219,259	385,489,101	223,277	(2)

$3,540,294,844	$14,556,598,333	$14,696,042,362	$61,127	$(166,008)	$3,400,745,934		$5,008,702

*	Non-income producing security.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

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(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2021 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2021. The average balance outstanding is for the number of days the Portfolio(s) utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2021
Balanced Asset Allocation	$2,388,000	1.37%	1	$2,388,000	$—
Prudential Growth Allocation	1,372,750	1.42	4	1,688,000	—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of

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$0.001 per share. As of December 31, 2021, all Portfolios offer only a single share class to investors.

As of December 31, 2021, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Advanced Strategies	3	99.9%
AllianzGI World Trends	3	99.9
Balanced Asset Allocation	3	99.8
BlackRock Global Strategies	2	95.8
Preservation Asset Allocation	3	99.8
Prudential Growth Allocation	3	99.9

9. Purchases & Redemption In-kind

On January 27, 2021, the Board approved changes to AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”) and AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”) (the “Portfolios”) that were contingent on shareholder approval of the amended Management Agreement and Shareholder Services and Distribution Plan. In addition to the amended Management Agreements and Shareholder Services and Distribution Plan, the Board approved changing the Portfolios’ principal investment strategies from a fund-of-funds structure that primarily invests portfolio assets in Underlying Funds (the

“Underlying Funds”) to a structure that primarily relies on direct investments to achieve the Portfolios’ investment objectives. The implementation of the new principal investment strategy in these Portfolios was done by utilizing a redemption in-kind from the Underlying Funds Portfolios.

On May 11, 2021, shareholders approved an amended management agreement for the Portfolios. Additionally, a Shareholder Services and Distribution Plan was approved for Balanced Asset Allocation and Preservation Asset Allocation pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

As of the close of business on June 4, 2021, the Underlying Funds settled the redemption of portfolio shares by delivering portfolio securities and other assets to the Portfolios. The following table is a summary of the value of such securities and other assets that were transferred in-kind to the Portfolios:

Underlying Portfolio Name	Balanced Asset Allocation	Preservation Asset Allocation	Total Redemption In-Kind Value
AST Clearbridge Dividend Growth Portfolio	$262,307,195	$86,763,999	$349,071,194
AST Hotchkis & Wiley Large-Cap Value Portfolio	388,161,767	125,322,843	513,484,610
AST International Growth Portfolio	428,065,407	140,425,681	568,491,088
AST International Value Portfolio	451,654,650	147,592,723	599,247,373
AST Jennison Large Cap Growth Portfolio	227,901,524	73,138,897	301,040,421
AST Large-Cap Core Portfolio	1,209,003,038	405,657,378	1,614,660,416
AST Loomis Sayles Large Cap Growth Portfolio	358,969,325	115,519,674	474,488,999
AST MFS Growth Portfolio	212,868,145	67,557,221	280,425,366
AST MFS Large-Cap Value Portfolio	453,744,021	145,434,847	599,178,868
AST Mid-Cap Growth Portfolio	30,767,275	13,407,969	44,175,244
AST Mid-Cap Value Portfolio	49,058,200	18,869,188	67,927,388
AST QMA International Core Equity Portfolio	390,901,432	129,815,174	520,716,606
AST T. Rowe Price Large Cap Growth Portfolio	293,469,188	94,309,061	387,778,249
AST T. Rowe Price Large-Cap Value Equity Portfolio	467,364,705	151,485,652	618,850,357
Total	$5,224,235,872	$1,715,300,307	$6,939,536,179

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As of the close of business on July 9, 2021, the Underlying Funds settled the redemption of the fund shares by delivering portfolio securities and other assets. The following table is a summary of the value of such securities and other assets that were transferred in-kind to the Portfolios.

Underlying Portfolio Name	Balanced Asset Allocation	Preservation Asset Allocation	Total Redemption In-Kind Value
AST BlackRock / Loomis Sayles Bond Portfolio	$304,273,562	$302,637,300	$606,910,862
AST Global Bond Portfolio	1,303,916,545	1,297,314,468	2,601,231,013
AST Prudential Core Bond Portfolio	626,505,064	614,762,775	1,241,267,839
AST Western Asset Core Plus Bond Portfolio	690,644,754	689,735,292	1,380,380,046
Total	$2,925,339,925	$2,904,449,835	$5,829,789,760

At the close of business on December 10, 2021, AST Prudential Core Bond Portfolio settled the redemption of portfolios shares by delivering portfolio securities and other assets to Balanced Asset Allocation and Preservation Asset Allocation. The following table is a summary of the value of securities and other assets that were transferred in-kind:

Underlying Portfolio Name	Balanced Asset Allocation	Preservation Asset Allocation	Total Redemption In-Kind Value
AST Prudential Core Bond Portfolio	$449,913,790	$435,381,878	$885,295,668

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

10. Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio

Asset Allocation Risk: The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold.

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The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Commodity Risk: The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition

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or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Exchange-Traded Notes Risk: Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Foreign Investment Risk: Investments in foreign securities generally involve more risk than investments in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Leverage Risk: Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

Liquidity Allocation Risk: The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

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Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Master Limited Partnerships Risk: A Portfolio may invest in MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. An investment in MLPs also subjects the Portfolio to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Quantitative Model Risk: The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.

Real Estate Risk: Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities Exchange Commission, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

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Short Sale Risk: A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Small Sized Company Risk: Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

U.S. Government Securities Risk: U.S. Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the U.S. Government, and may not be backed by the full faith and credit of the U.S. Government.

11. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Portfolios.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST Advanced Strategies Portfolio, AST AllianzGI World Trends Portfolio, AST Balanced Asset Allocation Portfolio, AST BlackRock Global Strategies Portfolio, AST Preservation Asset Allocation Portfolio and AST Prudential Growth Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST Advanced Strategies Portfolio, AST AllianzGI World Trends Portfolio, AST Balanced Asset Allocation Portfolio, AST BlackRock Global Strategies Portfolio, AST Preservation Asset Allocation Portfolio and AST Prudential Growth Allocation Portfolio (six of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of the financial highlights for each of the two years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 20, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT TRUSTEES AND OFFICERS

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 90	Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 - 2021).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 90	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 90	Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 90	Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 90	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); Formerly Non-Executive Director of Clyde & Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 90	Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

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Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 90	Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; Formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 90	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since March 2021
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

E2

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/ or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102. There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee. As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2022 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-C

Advanced Series Trust

ANNUAL REPORT	December 31, 2021

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST BlackRock/Loomis Sayles Bond Portfolio

AST BlackRock Low Duration Bond Portfolio

AST MFS Growth Allocation Portfolio

AST T. Rowe Price Asset Allocation Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2021

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A17
	AST BlackRock/Loomis Sayles Bond Portfolio	A19
	AST BlackRock Low Duration Bond Portfolio	A91
	AST MFS Growth Allocation Portfolio	A130
	AST T. Rowe Price Asset Allocation Portfolio	A165

Section B	Financial Highlights

Section C	Notes to Financial Statements

Section D	Report of Independent Registered Public Accounting Firm

Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2021

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
Advanced Series Trust	January 31, 2022

Market Overview — unaudited	Annual Report	December 31, 2021

Equity Market Overview

Stock markets throughout the world rallied in 2021 in reaction to massive ongoing economic stimulus packages, the re-opening of economies following COVID-19 pandemic lockdowns, rollouts of COVID-19 vaccines, record corporate profits, upbeat employment data, and strong consumer demand. However, supply-chain bottlenecks, concerns about rising inflation, and the emergence of COVID-19 variants led to occasional volatility. While developed markets shined, emerging markets faltered due largely to the poor performance of Chinese stocks and prospects of rising interest rates in the US and elsewhere.

Stocks delivered double-digit returns

For the year, the large-cap S&P 500 Index gained 28.70%, the broad-based Russell 3000 Index rose 25.66%, and the tech-heavy Nasdaq Composite Index returned 21.39%. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, returned 7.82%. By comparison, fixed income securities, as measured by the Bloomberg US Aggregate Bond Index, declined 1.54%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

The economy rebounded, inflation spiked

The pace of economic growth in the US picked up sharply during the first half of 2021, spurred by aggressive fiscal stimulus. Real gross domestic product (GDP) growth surged to 6.7% (at an annual rate) in the second quarter, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. S&P 500 Index company profits rose significantly during the year. In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, spiked 7% from its level 12 months earlier, triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep jump in energy prices.

West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of 2021 to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year. Despite the pickup in the economy, the Federal Reserve (the Fed) kept its federal funds rate target near zero throughout the year.

US stocks rose despite headwinds

During the first quarter of 2021, US stock prices posted steep gains in anticipation that economic stimulus, which included a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines would drive growth. Oil prices rose sharply, the energy sector rallied, and GDP accelerated. The stock market continued its ascent through the second and most of the third quarter but suffered a pullback in September as concerns about inflation mounted. In November, US inflation rose at its fastest pace in nearly 40 years. To help contain it, the Fed began tapering its monthly purchase of bonds. In December, the Fed signaled it would wind down that stimulus program sooner than previously planned and raise interest rates in 2022. Despite these concerns and worries about the Omicron variant of COVID-19, stocks advanced over the final quarter as investors turned their attention to robust corporate earnings and other positive economic data.

S&P 500 Index: leaders and laggards

In 2021, the top-performing sector in the S&P 500 Index was energy, rising 54.64% on a rebound in oil prices. Next in line were real estate (+46.19%), financials (+35.04%), information technology (+34.53%), materials (+27.28%), health care (+26.13%), consumer discretionary (+24.43%), communication services (+21.57%), and industrials (+21.12%). The “defensive” consumer staples and utilities sectors rose 18.63% and 17.67%, respectively.

Growth performed in line with value, large-cap stocks topped small-cap stocks

Over the year, the Russell 3000 Growth Index returned 25.85%, slightly edging out the Russell 3000 Value Index, which rose 25.37%. The large-cap Russell 1000 Index returned 26.45%, the Russell Midcap Index gained 22.58%, and the small-cap Russell 2000 Index trailed with a return of 14.82%.

International developed market stocks also advanced

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 11.26% during the year. The MSCI UK Index returned 18.50%, and the MSCI Europe Index returned 16.30%, buoyed by government stimulus. The MSCI Japan Index returned 1.71%. Japanese stocks were pressured by supply-chain and COVID-19-related challenges.

Emerging market stocks fell

The MSCI Emerging Markets Index declined 2.54% in 2021. Investor concerns about a slowdown in China’s economy, a plunge in Chinese technology stock prices in response to a government regulatory crackdown, and worries about a stronger US dollar triggered the sell-off. The MSCI China Index dropped 21.72% while the Latin America component of the MSCI Emerging Markets Index fell 8.09% over the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2021

Fixed Income Market Overview

Government bond markets dropped modestly in 2021 as investors grew increasingly concerned about rising inflation and the prospect of interest rate hikes. Treasury Inflation-Protected Securities (TIPS) and high yield corporate bonds, however, delivered positive returns.

The global investment-grade bond market, as measured by the Bloomberg Global Aggregate Bond (USD Hedged) Index, fell 1.40% for the year, slightly outperforming the 1.54% decline of the US investment-grade bond market, as measured by the Bloomberg US Aggregate Bond Index. TIPS, issued by the US government and indexed to inflation, rose 5.96%. High yield bonds (i.e., debt rated below investment grade) outperformed their investment-grade counterparts with a gain of 5.28%, as measured by the ICE BofA US High Yield Index. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, dropped 1.80%. (All returns cited are in US dollars unless stated otherwise.)

Aggressive stimulus spurred growth, higher inflation

With unemployment falling and corporate profits rising, the US economy continued to rebound in 2021, despite higher inflation, surging energy prices, and the ongoing COVID-19 pandemic. West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of the year to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year.

Bond markets wobbled on fears of inflation, rate hikes

Early in 2021, expectations of aggressive US fiscal stimulus, including a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines raised fears that the economy could heat up and lead to higher inflation and interest rate hikes.

These concerns triggered a steep pullback in investment-grade bond prices while their yields, which move in the opposite direction to prices, rose. In the first quarter of 2021, US Treasuries suffered their second-worst quarterly performance in more than 40 years. Investors’ concerns also rippled through many international bond markets. Although US investment-grade bond returns fell over the first quarter, high yield corporate bonds posted positive total returns. Real gross domestic product growth surged to 6.7% (at an annual rate) in the second quarter of 2021, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. Yields on long-term US Treasuries dropped modestly during the second quarter but rose notably late in the third quarter as concerns about inflation escalated.

In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, jumped 7% above its level 12 months earlier. The increase was triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep leap in energy prices. In response, the Federal Reserve signaled it would wind down its monthly purchase of bonds, a program that began at the start of the pandemic to stimulate the economy, sooner than previously planned and raise interest rates in 2022. The inflation fears bolstered demand for TIPS, which returned 2.36% over the fourth quarter, surpassing other fixed income assets.

The yield on the 10-year US Treasury note closed 2021 at 1.51%, up from 0.92% at the beginning of the year. For the year, US Treasuries fell 2.32%, investment-grade US credits declined 1.04%, mortgage-backed (agency) securities dropped 1.04%, and the Bloomberg Municipal Bond Index rose 1.52%. (Returns of US investment-grade bonds are based on Bloomberg bond indexes unless stated otherwise.)

High yield bonds outperformed

US high yield bonds, with the 5.28% gain for 2021 noted above, benefited from the rebound in the US economy, stronger-than-expected corporate earnings, fiscal stimulus, and investors’ search for enhanced yields in the low-interest-rate environment. Fundamentals of corporate bond issuers improved as the economy recovered. High yield bond prices are less susceptible to rising interest rates than US Treasuries and other higher-rated debt, although they are more sensitive to the economic outlook and earnings of companies that issue them. The annual interest rate paid on a high yield bond is typically higher than the rate on an investment-grade bond because high yield bonds are riskier.

Emerging market bonds lagged

As mentioned above, emerging market bonds fell 1.80% in 2021. China’s high yield corporate debt market was a particularly poor performer. Turkey and Brazil also lagged as they both contended with inflation and political turmoil.

AST BlackRock/Loomis Sayles Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-1.13%	3.75%	3.21%
Bloomberg US Aggregate Bond Index	-1.54	3.57	2.90

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST BlackRock/Loomis Sayles Bond Portfolio returned -1.13%. The Portfolio outperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

Calendar-year 2021 (the reporting period) was a roller-coaster ride for the markets, including the fixed income segment. Investors contended with macro events, such as the ongoing global COVID-19 pandemic giving rise to numerous variants, abundant supply shortages of both goods and workers, rising energy prices, and inflation. Near the end of the fourth quarter, the Federal Reserve (the Fed) moved to a hawkish stance and began tapering asset purchases. For the period as a whole, bond market returns were largely negative, while stock returns remained firmly in the black. The S&P 500 Index rose 28.70%.

Within fixed income, US bonds retreated -1.54%, as measured by the Bloomberg US Aggregate Bond Index (the Index) during the reporting period. The Bloomberg Global Aggregate Index, representing global bonds, depreciated -4.71% (but only -1.4% hedged), while emerging markets debt also was a laggard. Longer-maturity US Treasury securities underperformed. The 10-year US Treasury yield rose from 0.9% to 1.5% during the period overall, but the path was not straight. After peaking near 1.7% at the end of the first quarter when the economy reopened in earnest, the 10-year US Treasury yield then fell back to 1.1% in August as COVID-19 variants and inflation fears took hold before rising again to close the period at 1.5%. The 30-year US Treasury yield also rose during the period, from 1.65% to 1.9%. The path was comparable but not as extreme, as the 30-year US Treasury yield peaked at 2.4% at the end of the first quarter and then largely declined into year-end as inflation worries and the Fed’s hawkish pivot took their toll. US investment-grade corporate bonds (-1.1%), asset-backed securities (-0.3%), and mortgage-backed securities (-1.0%) also posted negative returns during the period but outpaced the Index. A bright spot was US high yield corporate bonds. These bonds, as measured by the Bloomberg US Corporate High Yield Bond Index, gained 5.28%, as spreads continued to tighten. Yield was in demand in the low-interest-rate environment, and defaults were low. In this setting, many active core-plus managers produced benchmark-beating results given they could take advantage of macro-induced opportunities and they typically invest in spread products such as high yield corporate bonds.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio’s duration positioning, underweight to US Treasury securities, exposures to high yield and investment-grade corporate bonds, and selection within those market segments were the main drivers of outperformance. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) Noteworthy detractors were the Portfolio’s exposures to the emerging markets and the Mexican peso.

The BlackRock sleeve outperformed the Index. Tactical duration and yield curve positioning, a modest position in high yield corporate bonds, and selection of securitized assets made prominent positive contributions to the Portfolio’s relative performance. Moderate detractors were the Portfolio’s positioning and selection in emerging markets debt and agency mortgage-backed securities.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock/Loomis Sayles Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

The Loomis Sayles sleeve also outpaced the Index, but to a lesser degree. A notable allocation to high yield corporate bonds and an underweight to US Treasury securities, plus strong selection among investment-grade and high yield corporate securities, buoyed performance. However, yield curve positioning, some non-US dollar denominated (Mexican peso) and emerging markets exposures, and an underweight to agency securities (mainly agency passthroughs) hampered the Portfolio’s returns.

The Portfolio uses derivatives as a means to manage risk and/or take outright views on interest rates, credit risk, and/or foreign exchange positions. During the period, the BlackRock sleeve utilized derivatives, such as futures, currency forwards, swaps, and options, to manage duration and yield curve exposure, take active currency positions, and hedge risk. The use of these derivatives performed as expected and had a minimal impact on the Portfolio’s performance during the period. The Loomis Sayles sleeve did not use derivatives.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST BlackRock/Loomis Sayles Bond (As of 12/31/2021)
Credit Quality	% of Total Investments
AAA	45.1%
AA	2.1%
A	10.6%
BBB	21.3%
BB	8.1%
B	2.1%
CCC and Below	1.9%
NR	3.0%
Cash/Cash Equivalents	5.8%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST BlackRock Low Duration Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	-0.60%	1.79%	1.34%
Bloomberg 1-3 Year US Gov’t/Credit Bond Index	-0.47	1.85	1.39

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST BlackRock Low Duration Bond Portfolio returned -0.60%. The Portfolio underperformed the Bloomberg 1-3 Year US Gov’t/Credit Bond Index.

What were the market conditions during the reporting period?

At the beginning of calendar-year 2021 (the reporting period), the US fixed income market increasingly embraced the reflation narrative and the potential for stronger economic growth, as interest rates moved higher and spread sectors moved marginally tighter. (Reflation refers to fiscal and/or monetary policies designed to stimulate an economy.) A few key events led to the rise in yields throughout January and February of 2021—notably, the Democratic sweep in the Georgia Senate runoff election, the acceleration of COVID-19 vaccine rollouts, and the passage of the $1.9 trillion fiscal stimulus package, with the potential for an infrastructure stimulus package as well. A significant increase in government bond yields rattled investors’ confidence, as the market pulled forward its estimate on when the Federal Reserve (the Fed) would start lifting short-term interest rates. However, Fed policymakers remained dovish, which, along with general demand from pension funds, kept interest rates in the front end of the curve anchored. Inflation expectations, as proxied by the breakeven inflation rate, moved higher amid strong risk sentiment and higher realized inflation data. (The breakeven inflation rate is a market-based measure of expected inflation.)

As the summer of 2021 started, the market had not priced in COVID-19 as much of a risk, given vaccination progress and the continued reopening of the economy. Spread sectors performed well because of this optimism, and the yield curve flattened as inflation moved higher and the market continued to price in a more hawkish Fed. Risk assets remained resilient but wobbled around concerns stemming from the Delta and Omicron variants of COVID-19 and their risks to the economy, as well as already slowing growth in China.

Late in the period, the Fed became more hawkish, announcing that to combat higher inflation, it was doubling the pace of its asset purchase tapering so as to end its quantitative easing program in March 2022. Meanwhile, the market moved to price in three interest rate hikes in 2022. Overall, consumers were extremely healthy during the period, the employment picture continued to improve with record numbers of jobs added, and inflation was running at elevated levels. This helped to underpin market fundamentals, as did strong corporate earnings. The 10-year US Treasury yield rose approximately 60 basis points year over year, while equities returned more than 20% and spreads generally tightened during the period. (A basis point is 0.01%.) All short duration fixed income sectors posted positive excess returns versus duration-adjusted US Treasuries.

What strategies or holdings affected the Portfolio’s performance?*

In the first half of the reporting period, the Portfolio was positioned with a short duration bias in anticipation that interest rates would continue to rise and the yield curve would steepen on the back of the global economic recovery, positive developments for fiscal stimulus packages, the continuation of COVID-19 vaccine rollouts, and rising inflation expectations. (Duration is a measure of a bond portfolio or debt security’s price sensitivity to interest rate changes over time.) Because of heavy investment-grade corporate bond issuance, credit valuations cheapened somewhat with spreads marginally widening, particularly in short-term investment-grade credit. Accordingly, BlackRock tactically reduced the Portfolio’s exposure to certain sub-sectors, which led to positive excess returns. BlackRock also reduced Portfolio exposure to high yield corporate bonds, given their strong performance, which was another positive contributor to the Portfolio’s performance. In addition, BlackRock decreased the Portfolio’s exposure to agency mortgage-backed securities because

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock Low Duration Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

of their elevated valuations with tight spreads following their strong performance due to the Fed’s asset purchases. In the securitized sector, BlackRock increased the Portfolio’s exposure to high-quality collateralized loan obligations (CLO), as these securities offered attractive risk-adjusted carry relative to investment-grade credit. This came as CLO issuance reached record highs and as BlackRock continued to seek to take advantage of attractive deals amid that record new issuance. Lastly, BlackRock sought to take advantage of opportunities in non-agency commercial mortgage-backed securities (CMBS), particularly in the hospitality and retail sectors, which fared very well during the COVID-19 pandemic. Overall, the Portfolio’s positioning within asset-backed securities (ABS) and CMBS helped the Portfolio’s relative performance.

Entering the second half of the period, the Portfolio maintained a short duration bias as BlackRock anticipated interest rates would continue to rise and the yield curve would continue to steepen. Indeed, some of these views came to pass, particularly on the front end of the yield curve, as the market more aggressively priced in interest rate hikes in response to the Fed’s hawkish rhetoric. BlackRock reduced the Portfolio’s short duration bias as interest rates rose, particularly on the front end. As for investment-grade credit, the Portfolio was selectively overweight, given strong fundamentals resulting from sustained growth and the economic rebound from COVID-19-related complications, leading to the Portfolio’s positive performance in the space. Additionally, a strong consumer story underpinned these fundamentals, characterized by strong wage growth, excess savings, and a favorable employment landscape, which was paired with robust demand from consumers themselves.

From a corporate standpoint, fundamentals were positive, with a strong earnings season in the fourth quarter of the period. BlackRock selectively maintained the Portfolio’s exposure to high yield corporate bonds as a potentially compelling source of income. That said, recognizing how spreads were compressing, BlackRock selectively reduced the Portfolio’s exposure. Overall, exposure to agency mortgage-backed securities was modest due to a combination of factors, including tight spreads in the sector, extension risk, and fears that the market had become increasingly dependent on the Fed for demand. These fears abated amid tapering announcements and given that the performance of mortgage-backed securities was fairly resilient. However, BlackRock’s focus on select mortgage-backed securities with stronger technical backgrounds produced positive results for the Portfolio. ABS and CMBS, which also added to the Portfolio’s performance, were supported by fundamentals driven by the strong consumer story. The labor market continued to heal and consumption continued to rise along with the quality of the consumer, due in part to federal government stimulus.

The Portfolio’s use of derivatives is mostly limited to US Treasury futures which are used to manage duration during the period, which had a negative impact on the Portfolio’s performance. The Portfolio also had forward, options, and swaps which had no material impact on the Portfolio’s performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST BlackRock Low Duration Bond (As of 12/31/2021)
Credit Quality	% of Total Investments
AAA	54.8%
AA	4.8%
A	9.6%
BBB	17.0%
BB	7.1%
B	0.6%
CCC and Below	0.7%
NR	1.3%
Cash/Cash Equivalents	4.1%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST MFS Growth Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	14.84%	10.60%	8.62%
Blended Index	18.51	13.31	11.24
S&P 500 Index	28.70	18.47	15.81

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 04/30/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST MFS Growth Allocation Portfolio returned 14.84%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

During calendar-year 2021 (the reporting period), the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the COVID-19 pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy, and the rollout of several highly effective COVID-19 vaccines. Negative currents included the rapid spread of several COVID-19 variants, widespread global production bottlenecks, and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply-chain disruptions and a new wave of COVID-19 infections.

Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy, and the Federal Reserve (the Fed) reduced the pace of its asset purchases, first in November and again in December. However, the European Central Bank, the Bank of Japan, and the People’s Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of tighter Fed policy but remain historically low.

A harsher Chinese regulatory environment toward industries such as online gaming, food delivery, and education increased market volatility, as did stress in China’s highly leveraged property development sector. Trade relations between the US and China remained quite strained despite a change in presidential administrations.

Signs of excess investor enthusiasm continued to be seen in pockets of the market such as cryptocurrencies and so-called “meme stocks” (i.e., a stock that gains a cult-like following online and through social media platforms). In addition, there was heavy retail participation in the market for short-dated options.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio returned 14.84% during the reporting period, compared with the 28.70% return of its benchmark, the Standard & Poor’s 500 Stock Index. The Portfolio’s other benchmark, the MFS Growth Allocation Portfolio Blended Index (the Blended Index), returned 18.51%. The Blended Index reflects the blended returns of equity and fixed income market indexes, with percentage allocations to each index designed to resemble the Portfolio’s equity and fixed income allocations.

The Portfolio’s allocation to US stocks was the largest detractor from relative performance. Within this segment, the Portfolio’s exposure to growth-orientated strategies, particularly the MFS Mid Cap Growth strategy and the MFS New Discovery strategy, detracted from relative results and more than offset the positive contribution stemming from strong relative performance of value-orientated strategies, in particular the MFS Mid Cap Value strategy.

The Portfolio’s allocation to international stocks also held back relative results, led by the Portfolio’s exposure to the MFS Emerging Markets Equity strategy.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST MFS Growth Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

The Portfolio’s allocation to fixed income markets contributed to relative performance. Within this segment, the strong performance of the MFS Total Return Bond strategy and the Portfolio’s exposure to the MFS Inflation Adjusted Bond strategy boosted relative returns.

Within the specialty portfolios segment, the Portfolio’s exposure to the MFS Global Real Estate strategy also aided relative results as the segment outperformed its respective benchmark.

The Portfolio’s allocation to a broad array of underlying strategies helped provide diversification by asset class, investment style, and geography in an effort to dampen volatility and generate enhanced risk-adjusted returns for investors.

The Portfolio’s liquidity allocation sleeve, which is equitized and comprised of broad equity market futures, was the largest contributor to relative results. The Portfolio holds this allocation to provide liquidity when needed. The Portfolio also held currency forwards that had no material impact on relative performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST MFS Growth Allocation (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	1.6%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.0%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.8%
Apple, Inc.	Technology Hardware, Storage & Peripherals	0.6%
Nestle SA (Switzerland)	Food Products	0.6%
U.S. Treasury Notes, 0.375%, 10/31/23	U.S. Treasury Obligations	0.5%
Aon PLC (Class A Stock)	Insurance	0.5%
JPMorgan Chase & Co.	Banks	0.5%
Danaher Corp.	Life Sciences Tools & Services	0.5%
Roche Holding AG (Switzerland)	Pharmaceuticals	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	12.41%	10.80%	9.70%
Blended Index	12.21	11.19	9.89
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST T. Rowe Price Asset Allocation Portfolio returned 12.41%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

What were the market conditions during reporting period?

Despite the ongoing COVID-19 pandemic, major US stock indexes advanced during calendar-year 2021 (the reporting period), extending the brisk rebound that started in the spring of 2020. Many indexes repeatedly reached record highs throughout the period. Equities rose as economies reopened and recovered, facilitated by the rollout of COVID-19 vaccines, federal fiscal relief, and robust growth in corporate earnings. Elevated inflation, mostly due to disruptions in the global supply chain, as well as the emergence of new COVID-19 variants and the decision by the Federal Reserve to accelerate its tapering of monthly asset purchases, were among the factors that caused volatility in the financial markets. In this environment, large- and mid-cap stocks strongly outperformed their small-cap peers for the period.

Stocks in developed non-US equity markets rose during the period but significantly lagged US shares. European stock markets were broadly positive in US-dollar terms, led by Austrian shares. Stocks in the Netherlands, Sweden, Norway, France, and Switzerland produced double-digit gains. Developed Asian markets were mixed in US-dollar terms. Hong Kong stocks fell, due in part to the Chinese government’s regulatory crackdown on certain sectors, as well as concerns about some highly indebted firms in the Chinese property market. On the plus side, Australian shares performed well, while Japanese shares rose to a lesser extent.

Within fixed income, US bond returns were mixed during the period as yields rose across the curve—especially in the intermediate-term portion—amid expectations that the Fed’s tapering of asset purchases, which began in November 2021, would be a prelude to tighter monetary policy in 2022. High yield bonds, which are less sensitive to interest rate fluctuations than their investment-grade counterparts, strongly outperformed for the period. Emerging market bonds also declined, as yields increased and many emerging market countries raised short-term interest rates in an attempt to stem inflation.

In this environment, multi-asset portfolios with a relatively defensive posture, and with higher allocations to cash and US investment-grade debt, would have underperformed their peers. Conversely, those portfolios with relatively higher allocations to equities and other risk assets would have outperformed their peers.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio outperformed its blended benchmark during the reporting period. Exposure to out-of-benchmark sectors and security selection contributed to relative performance, while tactical decisions detracted.

The inclusion of diversifying sectors within the Portfolio had a positive impact on relative returns. An out-of-benchmark exposure and overweight allocation to high yield bonds lifted relative results, as the sector outpaced the Bloomberg US Aggregate Bond Index for the period. The inclusion of real assets equities also proved beneficial, although an underweight allocation partly offset the impact.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Security selection within the underlying portfolios contributed to relative results. Favorable selection within international and US small-cap equities, which outperformed their respective benchmarks for the period, bolstered relative performance. Within fixed income, selection among investment-grade bonds also added value.

Tactical allocation decisions had a negative impact on relative returns during the period. US equities delivered strong returns relative to non-US equities, and large-cap shares solidly outperformed their small-cap peers. Overweight allocations to non-US equities and US small-cap equities held back relative results for the period.

At the end of the period, the Portfolio held interest rate futures, index credit default swaps, credit default swaps, index futures, and currency forwards, generating gross exposure of approximately 28.70%. The Portfolio also held interest rate swaps, rights, and warrants during the period. The estimated return impact from employing currency forwards was -4 basis points (bps), while using futures had a return impact of 127 bps and employing swaps had an impact of 6 bps. Holding rights and warrants had a negligible impact on returns for the year.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Asset Allocation (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage &Peripherals	2.4%
Microsoft Corp.	Software	2.2%
Amazon.com, Inc.	Internet &Direct Marketing Retail	1.3%
Federal National Mortgage Assoc., 3.000%, TBA	U.S. Government Agency Obligations	1.2%
Alphabet, Inc. (Class C Stock)	Interactive Media &Services	1.0%
Meta Platforms, Inc. (Class A Stock)	Interactive Media &Services	0.8%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.125%, 07/15/31	U.S. Treasury Obligations	0.7%
Federal National Mortgage Assoc., 2.000%, TBA	U.S. Government Agency Obligations	0.7%
NVIDIA Corp.	Semiconductors &Semiconductor Equipment	0.7%
Alphabet, Inc. (Class A Stock)	Interactive Media &Services	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2021

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST MFS Growth Allocation Portfolio Blended Index consists of the S&P 500 Index (54%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, MSCI EAFE Index (GD) (21%), an unmanaged capitalization weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of with holding taxes on reinvested dividends, FTSE EPRA/NAREIT Developed Real Estate Net Index (5%), an unmanaged free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide, and the Bloomberg US Aggregate Index (20%), an unmanaged broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

AST T. Rowe Price Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (45%), an unmanaged market cap weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Bloomberg 1-3 Year US Gov’t/Credit Bond Index is an unmanaged index which is a component of the US Government/Credit Bond Index, which includes treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are an investment grade with a maturity between one and three years.

Bloomberg US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright ©2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The AST MFS Growth Allocation Portfolio Blended Index is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the AST MFS Growth Allocation Portfolio Blended Index, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the AST MFS Growth Allocation Portfolio Blended Index, or the data included therein.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2021

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST BlackRock/Loomis Sayles Bond	Actual	$1,000.00	$ 999.40	0.69%	$3.48
	Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52

AST BlackRock Low Duration Bond	Actual	$1,000.00	$ 992.30	0.72%	$3.62
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

AST MFS Growth Allocation	Actual	$1,000.00	$1,049.20	0.94%	$4.86
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

AST T. Rowe Price Asset Allocation	Actual	$1,000.00	$1,043.80	0.86%	$4.43
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2021, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KZT	Kazakhstani Tenge
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	US Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A — Annual payment frequency for swaps
ABS — Asset-Backed Security
ADR — American Depositary Receipt
AGC — Assured Guaranty Corp.
ASX — Australian Securities Exchange
BABs — Build America Bonds
BATE — CBOE- Europe – BXE Order Books
CDI — Chess Depository Interest
CDO — Collateralized Debt Obligation
CDX — Credit Derivative Index
CLO — Collateralized Loan Obligation
CLOIS — Sinacofi Chile Interbank Rate Average
CMBX — Commercial Mortgage-Backed Index
CMT — Constant Maturity Treasury

COOIS — Colombia Overnight Interbank Reference Rate
CPI — Consumer Price Index
CVA — Certificate Van Aandelen (Bearer)
CVT — Convertible Security
EAFE — Europe, Australasia, Far East
EMTN — Euro Medium Term Note
ETF — Exchange-Traded Fund
EURIBOR — Euro Interbank Offered Rate
FHLMC — Federal Home Loan Mortgage Corporation
FTSE — Financial Times Stock Exchange
GDR — Global Depositary Receipt
GMTN — Global Medium Term Note
IO — Interest Only (Principal amount represents notional)
LIBOR — London Interbank Offered Rate
LP — Limited Partnership
M — Monthly payment frequency for swaps
MASTR — Morgan Stanley Structured Asset Security
MLP — Master Limited Partnership
MSCI — Morgan Stanley Capital International
MTN — Medium Term Note
NSA — Non-Seasonally Adjusted
NYSE — New York Stock Exchange
OBX — Oslo Stock Exchange
OTC — Over-the-counter
PIK — Payment-in-Kind
PIPE — Private Investments in Public Equity
PJSC — Public Joint-Stock Company
PO — Principal Only
PRFC — Preference Shares
Q — Quarterly payment frequency for swaps
REITs — Real Estate Investment Trust
REMICS — Real Estate Mortgage Investment Conduit Security
RSP — Savings Shares
RTS — Russian Trading System
S — Semiannual payment frequency for swaps
S&P — Standard & Poor’s
SDR — Sweden Depositary Receipt
SGMX — Sigma X MTF
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
SPI — Share Price Index
STOXX — Stock Index of the Eurozone
STRIPs — Separate Trading of Registered Interest and Principal of Securities

SEE NOTES TO FINANCIAL STATEMENTS.

A1

Glossary (CONTINUED)

T — Swap payment upon termination
TBA — To Be Announced
TIPS — Treasury Inflation-Protected Securities
TOPIX — Tokyo Stock Price Index

UTS — Unit Trust Security
XHKG — Hong Kong Stock Exchange
XTSE — Toronto Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS — 94.3%

ASSET-BACKED SECURITIES — 7.9%
Automobiles — 0.2%
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-02A, Class A, 144A
4.000%	03/20/25		350	$368,959
Series 2019-01A, Class A, 144A
3.450%	03/20/23		343	343,846
Donlen Fleet Lease Funding LLC,
Series 2021-02, Class A2, 144A
0.560%	12/11/34		1,665	1,655,304
Exeter Automobile Receivables Trust,
Series 2021-02A, Class B
0.570%	09/15/25		352	350,911
Series 2021-02A, Class C
0.980%	06/15/26		504	502,039
Santander Drive Auto Receivables Trust,
Series 2021-01, Class C
0.750%	02/17/26		1,161	1,159,824
Series 2021-02, Class C
0.900%	06/15/26		1,181	1,177,473
Series 2021-03, Class C
0.950%	09/15/27		1,645	1,629,140

				7,187,496

Collateralized Loan Obligations — 3.3%
522 Funding CLO Ltd. (Cayman Islands),
Series 2019-04A, Class DR, 144A, 3 Month LIBOR + 3.650% (Cap N/A, Floor 3.650%)
3.782%(c)	04/20/30		250	250,098
AGL CLO Ltd. (Cayman Islands),
Series 2020-07A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.324%(c)	07/15/34		310	310,978
Series 2020-07A, Class DR, 144A, 3 Month LIBOR + 3.100% (Cap N/A, Floor 3.100%)
3.224%(c)	07/15/34		250	249,997
Allegro CLO Ltd. (Cayman Islands),
Series 2014-01RA, Class A1, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.210%(c)	10/21/28		236	236,222
Alme Loan Funding DAC (Ireland),
Series 5A, Class ER, 144A, 3 Month EURIBOR + 5.410% (Cap N/A, Floor 5.410%)
5.410%(c)	07/15/31	EUR	250	278,467
AMMC CLO Ltd. (Cayman Islands),
Series 2017-21A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.382%(c)	11/02/30		250	250,043
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.371%(c)	10/13/30		490	490,266
Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.771%(c)	10/13/30		250	249,703
Series 2014-03RA, Class A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.186%(c)	01/28/31		380	379,241

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2014-03RA, Class B, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.636%(c)	01/28/31		440	$439,177
Series 2014-03RA, Class C, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
1.986%(c)	01/28/31		250	249,436
Series 2014-04RA, Class C, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.986%(c)	01/28/31		900	897,992
Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
1.574%(c)	01/15/30		1,420	1,419,080
Series 2014-05RA, Class C, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
1.974%(c)	01/15/30		640	638,866
Series 2015-07A, Class AR2, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
1.226%(c)	01/28/31		570	569,884
Series 2015-07A, Class BR2, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.886%(c)	01/28/31		1,010	1,009,568
Series 2015-07A, Class D1R2, 144A, 3 Month LIBOR + 3.500% (Cap N/A, Floor 3.500%)
3.636%(c)	01/28/31		250	250,117
Series 2016-08A, Class BR2, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
1.927%(c)	10/27/34		250	249,998
Apidos CLO Ltd. (Cayman Islands),
Series 2013-12A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
1.204%(c)	04/15/31		765	763,117
Series 2013-15A, Class A1RR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.142%(c)	04/20/31		500	499,458
Series 2018-18A, Class A1, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.268%(c)	10/22/30		250	249,922
ARES CLO Ltd. (Cayman Islands),
Series 2019-52A, Class A1R, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.178%(c)	04/22/31		990	988,221
ARI Investments LLC,
—%(p)	01/06/25	^	673	670,095
Avery Point CLO Ltd. (Cayman Islands),
Series 2015-07A, Class AR2, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.960%)
1.084%(c)	01/15/28		1,029	1,029,350
Babson CLO Ltd. (Cayman Islands),
Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.532%(c)	01/20/31		250	248,880
Barings CLO Ltd. (Cayman Islands),
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 0.000%)
1.322%(c)	10/20/30		520	520,055

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.192%(c)	07/18/30	883	$882,618
Series 2015-08A, Class A2R2, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
1.672%(c)	07/18/30	442	439,225
Series 2015-08A, Class BR2, 144A, 3 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.122%(c)	07/18/30	394	393,092
Series 2020-18A, Class BR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.882%(c)	10/15/36	250	249,999
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2015-06BR, Class A, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
1.322%(c)	07/20/34	2,210	2,211,403
Series 2015-06BR, Class B, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
1.932%(c)	07/20/34	623	623,986
Series 2018-05BA, Class A1A, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)
1.222%(c)	04/20/31	1,400	1,397,208
BlueMountain CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
1.308%(c)	10/22/30	794	793,961
Series 2016-02A, Class BR2, 144A, 3 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.410%(c)	08/20/32	250	250,129
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2013-04A, Class A1RR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.124%(c)	01/15/31	365	363,530
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
1.092%(c)	04/17/31	558	557,839
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.736%(c)	07/28/28	360	358,901
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.632%(c)	04/20/31	250	247,606
CDO Repack SPC Ltd. (Cayman Islands),
Series 2006-CLF01, Class D1, 144A
0.000%	05/20/30	20	19,953
Cedar Funding CLO Ltd. (Cayman Islands),
Series 2016-05A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.222%(c)	07/17/31	850	849,999
CIFC Funding Ltd. (Cayman Islands),
Series 2015-02A, Class CR2, 144A, 3 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.124%(c)	04/15/30	392	390,352
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.140%(c)	04/23/29	786	785,911

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2020-01A, Class A1R, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.274%(c)	07/15/36		250	$249,729
Clontarf Park CLO DAC (Ireland),
Series 1X, Class CE, 3 Month EURIBOR + 3.050% (Cap N/A, Floor 3.050%)
3.050%(c)	08/05/30	EUR	250	284,853
Contego CLO DAC (Ireland),
Series 8A, Class DR, 144A, 3 Month EURIBOR + 3.200% (Cap N/A, Floor 3.200%)
3.200%(c)	01/25/34	EUR	250	283,953
CVC Cordatus Loan Fund DAC (Ireland),
Series 17A, Class ER, 144A, 3 Month EURIBOR + 6.120% (Cap N/A, Floor 6.120%)
6.120%(c)	11/18/33	EUR	250	279,814
Series 6X, Class CR, 3 Month EURIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.600%(c)	04/15/32	EUR	140	158,958
Diameter Capital CLO Ltd. (Cayman Islands),
Series 2021-02A, Class D, 144A, 3 Month LIBOR + 6.060% (Cap N/A, Floor 6.060%)
6.183%(c)	10/15/36		250	240,062
Eaton Vance CLO Ltd. (Cayman Islands),
Series 2018-01A, Class C, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
2.324%(c)	10/15/30		490	488,169
Series 2019-01A, Class ER, 144A, 3 Month LIBOR + 6.500% (Cap N/A, Floor 6.500%)
6.624%(c)	04/15/31		500	499,977
Elmwood CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
1.130%(c)	10/20/34		910	908,649
Galaxy CLO Ltd. (Cayman Islands),
Series 2013-15A, Class ARR, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
1.094%(c)	10/15/30		1,010	1,009,758
Generate CLO Ltd. (Cayman Islands),
Series 03A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.382%(c)	10/20/29		350	350,036
Series 03A, Class BR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.882%(c)	10/20/29		490	489,998
Gilbert Park CLO Ltd. (Cayman Islands),
Series 2017-01A, Class D, 144A, 3 Month LIBOR + 2.950% (Cap N/A, Floor 0.000%)
3.074%(c)	10/15/30		597	597,007
GoldenTree Loan Opportunities Ltd. (Cayman Islands),
Series 2014-09A, Class AR2, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.239%(c)	10/29/29		3,814	3,813,275
Golub Capital BDC 3 CLO LLC,
Series 2021-01A, Class C1, 144A, 3 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.924%(c)	04/15/33		250	249,998

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Gulf Stream Meridian Ltd. (Cayman Islands),
Series 2021-04A, Class D, 144A, 3 Month LIBOR + 6.350% (Cap N/A, Floor 6.350%)
6.474%(c)	07/15/34		250	$249,874
Harvest CLO DAC (Ireland),
Series 23A, Class CE, 144A, 3 Month EURIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.050%(c)	10/20/32	EUR	260	295,380
Henley CLO DAC (Ireland),
Series 4A, Class C, 144A, 3 Month EURIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.100%(c)	04/25/34	EUR	250	284,300
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1RR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.272%(c)	04/20/34		970	969,520
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.140%(c)	02/05/31		3,967	3,965,898
Invesco Euro CLO DAC (Ireland),
Series 2A, Class B1R, 144A, 3 Month EURIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.700%(c)	08/15/34	EUR	250	284,621
LCM LP (Cayman Islands),
Series 20A, Class BR, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
1.682%(c)	10/20/27		750	749,039
LCM Ltd. (Cayman Islands),
Series 26A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.202%(c)	01/20/31		1,510	1,507,737
Series 29A, Class AR, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.194%(c)	04/15/31		250	249,630
LoanCore Issuer Ltd. (Cayman Islands),
Series 2018-CRE01, Class A, 144A, 1 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.240%(c)	05/15/28		88	88,014
Madison Park Funding Ltd. (Cayman Islands),
Series 2012-10A, Class AR3, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.142%(c)	01/20/29		1,058	1,057,083
Series 2013-11A, Class AR2, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.024%(c)	07/23/29		808	807,321
Series 2014-13A, Class AR2, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.074%(c)	04/19/30		502	501,062
Series 2015-18A, Class ARR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
1.061%(c)	10/21/30		2,950	2,949,284
Series 2015-19A, Class A1R2, 144A, 3 Month LIBOR + 0.920% (Cap N/A, Floor 0.920%)
1.048%(c)	01/22/28		708	707,363
Series 2017-23A, Class AR, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
1.105%(c)	07/27/31		950	948,433

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2017-26A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
1.329%(c)	07/29/30		970	$971,166
Marble Point CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.302%(c)	12/18/30		490	489,877
Mariner CLO LLC (Cayman Islands),
Series 2016-03A, Class BR2, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.624%(c)	07/23/29		250	251,216
Series 2016-03A, Class CR2, 144A, 3 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.174%(c)	07/23/29		698	697,946
MP CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.382%(c)	10/20/30		590	589,711
Series 2015-02A, Class ARR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.336%(c)	04/28/34		990	986,720
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class AR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
1.164%(c)	04/15/34		300	299,331
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands),
Series 2017-26A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.545%(c)	10/18/30		250	250,000
OCP CLO Ltd. (Cayman Islands),
Series 2013-04A, Class BRR, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.024%(c)	04/24/29		626	623,822
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.205%(c)	04/26/31		220	219,940
Series 2015-09A, Class E, 144A, 3 Month LIBOR + 6.400% (Cap N/A, Floor 0.000%)
6.524%(c)	07/15/27		250	250,257
Series 2016-12A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.242%(c)	10/18/28		848	848,523
Series 2020-19A, Class BR, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.832%(c)	10/20/34		250	249,707
OCP Euro CLO DAC (Ireland),
Series 2017-02X, Class B, 3 Month EURIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.350%(c)	01/15/32	EUR	100	113,487
Series 2020-04A, Class B1R, 144A, 3 Month EURIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.700%(c)	09/22/34	EUR	420	479,126
Series 2020-04A, Class DR, 144A, 3 Month EURIBOR + 3.200% (Cap N/A, Floor 3.200%)
3.200%(c)	09/22/34	EUR	250	283,238
Series 2020-04A, Class ER, 144A, 3 Month EURIBOR + 5.940% (Cap N/A, Floor 5.940%)
5.940%(c)	09/22/34	EUR	300	340,691

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2013-01A, Class A1R2, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.124%(c)	01/25/31	1,990	$1,982,438
Series 2018-18A, Class A1A, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
1.082%(c)	04/16/31	1,250	1,248,130
OHA Credit Funding Ltd. (Cayman Islands),
Series 2019-03A, Class BR, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
1.782%(c)	07/02/35	250	249,140
OZLM Funding Ltd. (Cayman Islands),
Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.378%(c)	10/22/30	285	284,399
Series 2013-04A, Class A2R, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.828%(c)	10/22/30	380	379,977
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.132%(c)	07/17/29	1,133	1,132,768
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.144%(c)	04/15/31	360	360,010
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.252%(c)	01/17/31	250	250,014
Series 2015-01A, Class A1A4, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.290%(c)	05/21/34	1,750	1,749,042
Series 2015-01A, Class A2R4, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.860%(c)	05/21/34	250	250,356
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.222%(c)	07/16/31	1,300	1,300,028
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2018-05A, Class A2, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.532%(c)	01/20/27	488	487,515
Series 2019-02A, Class E, 144A, 3 Month LIBOR + 6.750% (Cap N/A, Floor 6.750%)
6.882%(c)	04/20/27	250	251,034
Series 2019-03A, Class A2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.760%(c)	08/20/27	300	299,998
Series 2019-03A, Class D, 144A, 3 Month LIBOR + 5.350% (Cap N/A, Floor 5.350%)
5.510%(c)	08/20/27	250	250,655
Series 2019-04A, Class B, 144A, 3 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.224%(c)	10/24/27	250	250,047
Series 2019-04A, Class D, 144A, 3 Month LIBOR + 5.900% (Cap N/A, Floor 5.900%)
6.024%(c)	10/24/27	250	249,773

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2020-01A, Class A2, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.510%(c)	02/20/28	670	$669,052
Series 2020-02A, Class A2, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
1.682%(c)	04/20/28	760	758,860
Series 2020-04A, Class A2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.780%(c)	11/25/28	300	299,998
Series 2021-04A, Class D, 144A, 3 Month LIBOR + 5.000% (Cap N/A, Floor 5.000%)
5.128%(c)	10/15/29	250	250,000
Parallel Ltd. (Cayman Islands),
Series 2015-01A, Class C1R, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.882%(c)	07/20/27	250	248,998
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1R, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
1.396%(c)	02/14/34	720	720,418
Series 2017-01A, Class A2R, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
1.706%(c)	02/14/34	500	496,700
Post CLO Ltd. (Cayman Islands),
Series 2018-01A, Class D, 144A, 3 Month LIBOR + 2.950% (Cap N/A, Floor 0.000%)
3.072%(c)	04/16/31	250	250,004
Prima Capital CRE Securitization Ltd. (Cayman Islands),
Series 2015-04A, Class C, 144A
4.000%	08/24/49	270	260,550
Series 2016-06A, Class C, 144A
4.000%	08/24/40	1,140	1,129,465
Race Point CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.224%(c)	07/25/31	1,341	1,340,480
Rad CLO Ltd. (Cayman Islands),
Series 2018-02A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.204%(c)	10/15/31	370	369,541
Series 2019-04A, Class C, 144A, 3 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.924%(c)	04/25/32	500	500,877
Series 2019-05A, Class AR, 144A, 3 Month LIBOR + 1.120%
1.236%(c)	07/24/32	430	430,000
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2017-02A, Class BR, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.624%(c)	10/15/29	1,303	1,302,355
Series 2017-02A, Class DR, 144A, 3 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.974%(c)	10/15/29	646	646,000
Series 2017-03A, Class A, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 0.000%)
1.322%(c)	10/20/30	850	849,236

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Rockford Tower Europe CLO DAC (Ireland),
Series 2018-01A, Class E, 144A, 3 Month EURIBOR + 5.360% (Cap N/A, Floor 5.360%)
5.360%(c)	12/20/31	EUR	250	$280,906
Series 2018-01X, Class B, 3 Month EURIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.850%(c)	12/20/31	EUR	269	306,349
RR Ltd. (Cayman Islands),
Series 2018-03A, Class A1R2, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
1.214%(c)	01/15/30		740	738,544
Series 2018-05A, Class A2, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
1.774%(c)	10/15/31		250	250,004
RRE Loan Management DAC (Ireland),
Series 9A, Class A2, 144A, 3 Month EURIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.700%(c)	10/15/36	EUR	410	465,840
Signal Peak CLO 2 LLC,
Series 2015-01A, Class BR2, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.632%(c)	04/20/29		970	963,625
Signal Peak CLO Ltd. (Cayman Islands),
Series 2020-08A, Class A, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 1.270%)
1.402%(c)	04/20/33		350	350,150
Sound Point CLO Ltd. (Cayman Islands),
Series 2016-02A, Class CR2, 144A, 3 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.182%(c)	10/20/28		570	569,083
Series 2017-04A, Class B, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.932%(c)	01/21/31		500	497,262
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.294%(c)	07/15/34		3,130	3,131,014
Sound Point Euro CLO Funding DAC (Ireland),
Series 2A, Class B1, 144A, 3 Month EURIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.850%(c)	10/26/32	EUR	320	364,466
St. Paul’s CLO DAC (Ireland),
Series 12X, Class B1, 3 Month EURIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.600%(c)	04/15/33	EUR	170	193,644
Series 6A, Class DRRE, 144A, 3 Month EURIBOR + 3.300% (Cap N/A, Floor 3.300%)
3.300%(c)	05/20/34	EUR	250	283,051
Steele Creek CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.374%(c)	10/15/30		370	370,009
Sutton Park CLO DAC (Ireland),
Series 1X, Class BE, 3 Month EURIBOR + 2.350% (Cap N/A, Floor 2.350%)
2.350%(c)	11/15/31	EUR	108	122,968

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Symphony CLO Ltd. (Cayman Islands),
Series 2021-26A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.212%(c)	04/20/33		272	$271,994
TICP CLO Ltd. (Cayman Islands),
Series 2018-12A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.294%(c)	07/15/34		250	250,365
Trestles CLO Ltd. (Cayman Islands),
Series 2020-03A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
1.462%(c)	01/20/33		1,140	1,139,554
Series 2020-03A, Class B1, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.982%(c)	01/20/33		360	360,154
Series 2020-03A, Class C, 144A, 3 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.382%(c)	01/20/33		750	750,001
Series 2021-04A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.294%(c)	07/21/34		580	579,352
Trinitas CLO Ltd. (Cayman Islands),
Series 2020-14A, Class C, 144A, 3 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)
3.124%(c)	01/25/34		280	281,231
Venture CLO Ltd. (Cayman Islands),
Series 2014-18A, Class AR, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
1.344%(c)	10/15/29		2,365	2,365,033
Voya CLO Ltd. (Cayman Islands),
Series 2014-03A, Class CR, 144A, 3 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.774%(c)	07/25/26		270	269,985
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 0.000%)
1.254%(c)	10/15/30		610	609,723
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)
1.184%(c)	04/15/31		1,368	1,364,564
Voya Euro CLO DAC (Ireland),
Series 5A, Class B1, 144A, 3 Month EURIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.750%(c)	04/15/35	EUR	250	283,708
Series 5A, Class D, 144A, 3 Month EURIBOR + 3.100% (Cap N/A, Floor 3.100%)
3.100%(c)	04/15/35	EUR	250	284,745
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class CR, 144A, 3 Month LIBOR + 3.050% (Cap N/A, Floor 3.050%)
3.174%(c)	07/24/32		500	500,010
Series 2019-01A, Class DR, 144A, 3 Month LIBOR + 6.400% (Cap N/A, Floor 6.400%)
6.524%(c)	07/24/32		250	247,578
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.220%
1.352%(c)	10/24/34		250	250,000
Series 2020-02A, Class BR, 144A, 3 Month LIBOR + 1.750%
1.882%(c)	10/24/34		250	250,000

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2020-02A, Class DR, 144A, 3 Month LIBOR + 3.350%
3.482%(c)	10/24/34		250	$250,018
Woodmont Trust,
Series 2017-02A, Class A1R, 144A, 3 Month LIBOR + 1.670% (Cap N/A, Floor 1.670%)
1.802%(c)	04/20/33		1,060	1,062,650

				99,422,934

Consumer Loans — 0.4%
BHG Securitization Trust,
Series 2021-B, Class C, 144A
2.240%	10/17/34		100	97,549
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class B, 144A
3.735%	10/20/39	CAD	233	184,983
Goldman Home Improvement Trust Issuer Trust,
Series 2021-GRN02, Class B, 144A
1.970%	06/25/51		197	190,206
Mariner Finance Issuance Trust,
Series 2019-AA, Class B, 144A
3.510%	07/20/32		390	395,999
Series 2019-AA, Class C, 144A
4.010%	07/20/32		340	344,422
Series 2020-AA, Class B, 144A
3.210%	08/21/34		140	141,789
Series 2020-AA, Class C, 144A
4.100%	08/21/34		180	183,299
Series 2020-AA, Class D, 144A
5.750%	08/21/34		230	234,936
OneMain Financial Issuance Trust,
Series 2019-01A, Class E, 144A
5.690%	02/14/31		700	703,980
Series 2019-02A, Class A, 144A
3.140%	10/14/36		2,382	2,507,035
Series 2020-01A, Class A, 144A
3.840%	05/14/32		1,285	1,314,051
Series 2020-02A, Class C, 144A
2.760%	09/14/35		300	304,610
Series 2020-02A, Class D, 144A
3.450%	09/14/35		760	789,665
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
0.810%(c)	06/16/36		1,756	1,756,874
Regional Management Issuance Trust,
Series 2019-01, Class A, 144A
3.050%	11/15/28		1,520	1,524,877

				10,674,275

Equipment — 0.4%
CLI Funding VIII LLC,
Series 2021-01A, Class A, 144A
1.640%	02/18/46		2,928	2,858,600
Cloud Pass-Through Trust,
Series 2019-01A, Class CLOU, 144A
3.554%(cc)	12/05/22		33	32,613
Textainer Marine Containers Ltd. (China),
Series 2021-03A, Class A, 144A
1.940%	08/20/46		3,704	3,631,211

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Equipment (cont’d.)
Textainer Marine Containers VII Ltd. (China),
Series 2021-01A, Class A, 144A
1.680%	02/20/46	1,505	$1,463,562
Textainer Marine Containers VIII Ltd.,
Series 2020-02A, Class A, 144A
2.100%	09/20/45	1,953	1,941,261
Triton Container Finance VIII LLC,
Series 2021-01A, Class A, 144A
1.860%	03/20/46	1,568	1,535,340

			11,462,587

Home Equity Loans — 0.6%
Bayview Financial Revolving Asset Trust,
Series 2004-B, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.102%(c)	05/28/39	479	445,228
Series 2004-B, Class A2, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.402%(c)	05/28/39	83	72,010
Series 2005-A, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.102%(c)	02/28/40	355	343,028
Series 2005-E, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.102%(c)	12/28/40	145	142,863
Bear Stearns Asset-Backed Securities I Trust,
Series 2007-HE03, Class 1A4, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.350%)
0.452%(c)	04/25/37	1,477	1,521,621
Citigroup Mortgage Loan Trust,
Series 2007-AHL02, Class A3B, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.302%(c)	05/25/37	1,122	933,561
Series 2007-AHL02, Class A3C, 1 Month LIBOR + 0.270% (Cap N/A, Floor 0.270%)
0.372%(c)	05/25/37	509	427,378
CWHEQ Revolving Home Equity Loan Resuritization Trust,
Series 2006-RES, Class 4Q1B, 144A, 1 Month LIBOR + 0.300% (Cap 16.000%, Floor 0.300%)
0.410%(c)	12/15/33	113	110,297
CWHEQ Revolving Home Equity Loan Trust,
Series 2006-H, Class 1A, 1 Month LIBOR + 0.150% (Cap 16.000%, Floor 0.150%)
0.260%(c)	11/15/36	147	134,760
EMC Mortgage Loan Trust,
Series 2001-A, Class A, 144A, 1 Month LIBOR + 0.740% (Cap 11.000%, Floor 0.740%)
0.842%(c)	05/25/40	503	499,457
GSAA Home Equity Trust,
Series 2006-04, Class 1A1
2.964%(cc)	03/25/36	303	235,916
Series 2007-02, Class AF3
5.917%(cc)	03/25/37	118	33,069
Home Equity Asset Trust,
Series 2006-03, Class M2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.702%(c)	07/25/36	280	268,771

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-A, Class M2, 1 Month LIBOR + 2.025% (Cap N/A, Floor 2.025%)
2.127%(c)	07/25/34	105	$105,029
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-HE07, Class A2C, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.352%(c)	07/25/37	8,600	8,589,279
Morgan Stanley Home Equity Loan Trust,
Series 2006-03, Class A3, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
0.422%(c)	04/25/36	191	156,225
Morgan Stanley Mortgage Loan Trust,
Series 2006-16AX, Class 1A, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.340%)
0.442%(c)	11/25/36	448	118,189
Nationstar Home Equity Loan Trust,
Series 2007-B, Class M1, 1 Month LIBOR + 0.410% (Cap N/A, Floor 0.410%)
0.512%(c)	04/25/37	380	366,077
Option One Mortgage Loan Trust,
Series 2007-FXD01, Class 1A1
5.866%	01/25/37	960	948,289
Series 2007-FXD01, Class 2A1
5.866%	01/25/37	467	459,206
Series 2007-FXD02, Class 1A1
5.820%	03/25/37	580	578,585
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-04, Class M3, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.735%)
0.837%(c)	11/25/35	460	445,844
Washington Mutual Asset-Backed Certificates Trust,
Series 2007-HE03, Class 2A3, 1 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
0.342%(c)	05/25/37	127	119,374
Yale Mortgage Loan Trust,
Series 2007-01, Class A, 144A, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.502%(c)	06/25/37	462	197,188

			17,251,244

Manufactured Housing — 0.1%
ACE Securities Corp. Manufactured Housing Trust,
Series 2003-MH01, Class B2, 144A
0.000%	08/15/30	363	310,891
BankAmerica Manufactured Housing Contract Trust,
Series 1998-02, Class B1
7.410%(cc)	12/10/25	680	240,089
Cascade MH Asset Trust,
Series 2019-MH01, Class A, 144A
4.000%(cc)	11/25/44	1,446	1,502,828
Conseco Finance Securitizations Corp.,
Series 2000-05, Class A6
7.960%	05/01/31	533	203,153
Series 2000-05, Class A7
8.200%	05/01/31	973	381,754

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Manufactured Housing (cont’d.)
Oakwood Mortgage Investors, Inc.,
Series 2001-D, Class A2
5.260%(cc)	01/15/19		147	$94,448
Origen Manufactured Housing Contract Trust,
Series 2001-A, Class M1
7.820%(cc)	03/15/32		162	159,122
Series 2007-B, Class A1, 144A, 1 Month LIBOR + 1.200% (Cap 18.000%, Floor 1.200%)
1.310%(c)	10/15/37		226	218,338

				3,110,623

Other — 0.7%
AMSR Trust,
Series 2020-SFR01, Class E, 144A
3.218%	04/17/37		150	150,779
Series 2020-SFR03, Class E1, 144A
2.556%	09/17/37		310	307,335
Series 2020-SFR04, Class E2, 144A
2.456%	11/17/37		300	292,907
Series 2020-SFR04, Class F, 144A
2.856%	11/17/37		340	330,824
Corevest American Finance Trust,
Series 2019-03, Class A, 144A
2.705%	10/15/52		922	941,969
DB Master Finance LLC,
Series 2021-01A, Class A2II, 144A
2.493%	11/20/51		2,055	2,045,810
Domino’s Pizza Master Issuer LLC,
Series 2021-01A, Class A2I, 144A
2.662%	04/25/51		792	795,354
FirstKey Homes Trust,
Series 2020-SFR01, Class F1, 144A
3.638%	08/17/37		310	314,214
Invitation Homes Trust,
Series 2018-SFR02, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.010%(c)	06/17/37		4,269	4,269,741
Series 2018-SFR03, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.109%(c)	07/17/37		106	105,880
Litigation Fee Residual Funding Trust,
Series 2015-01, Class A
4.000%	10/01/27	^	83	81,132
Loanpal Solar Loan Ltd. (Cayman Islands),
Series 2020-02GF, Class A, 144A
2.750%	07/20/47		705	716,990
Series 2021-01GS, Class A, 144A
2.290%	01/20/48		702	701,279
Lunar Structured Aircraft Portfolio Notes,
Series 2021-01, Class A, 144A
2.636%	10/15/46		1,023	1,017,440
Mill City Solar Loan Ltd.,
Series 2019-02GS, Class A, 144A
3.690%	07/20/43		881	923,669
Mosaic Solar Loan Trust,
Series 2019-02A, Class A, 144A
2.880%	09/20/40		104	106,807

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
Series 2020-01A, Class A, 144A
2.100%	04/20/46	121	$121,385
Navigator Aircraft ABS Ltd.,
Series 2021-01, Class A, 144A
2.771%	11/15/46	1,557	1,550,916
Planet Fitness Master Issuer LLC,
Series 2018-01A, Class A2I, 144A
4.262%	09/05/48	2,680	2,680,983
Progress Residential Trust,
Series 2020-SFR02, Class D, 144A
3.874%	06/17/37	220	223,514
Series 2020-SFR03, Class E, 144A
2.296%	10/17/27	320	313,119
Series 2020-SFR03, Class F, 144A
2.796%	10/17/27	620	610,239
Tricon American Homes Trust,
Series 2017-SFR02, Class F, 144A
5.104%	01/17/36	1,010	1,026,766

			19,629,052

Residential Mortgage-Backed Securities — 1.7%
510 Loan Acquisition Trust,
Series 2020-01, Class A, 144A
5.107%	09/25/60	686	697,346
Ajax Mortgage Loan Trust,
Series 2017-D, Class B, 144A
0.000%(cc)	12/25/57	131	65,170
Series 2018-A, Class B, 144A
0.000%	04/25/58	13	12,127
Series 2018-B, Class B, 144A
0.000%	02/26/57	49	24,690
Series 2018-D, Class A, 144A
3.750%(cc)	08/25/58	1,503	1,503,659
Series 2018-D, Class B, 144A
0.000%(cc)	08/25/58	522	430,946
Series 2018-E, Class C, 144A
0.000%(cc)	06/25/58	16	15,445
Series 2018-F, Class C, 144A
0.000%	11/25/58	51	34,416
Series 2018-G, Class A, 144A
4.375%(cc)	06/25/57	1,320	1,317,884
Series 2018-G, Class B, 144A
5.250%(cc)	06/25/57	352	347,441
Series 2018-G, Class C, 144A
0.000%	06/25/57	895	888,878
Series 2019-A, Class A, 144A
3.750%(cc)	08/25/57	1,203	1,212,506
Series 2019-A, Class B, 144A
5.250%(cc)	08/25/57	290	287,874
Series 2019-A, Class C, 144A
0.000%	08/25/57	719	716,701
Series 2019-E, Class A, 144A
3.000%	09/25/59	1,722	1,726,259
Series 2019-E, Class B, 144A
4.875%	09/25/59	390	385,635
Series 2019-E, Class C, 144A
0.000%	09/25/59	839	750,942

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2019-G, Class A, 144A
3.000%	09/25/59	1,753	$1,754,321
Series 2019-G, Class B, 144A
4.250%	09/25/59	296	290,191
Series 2019-G, Class C, 144A
0.000%	09/25/59	750	652,450
Series 2019-H, Class A, 144A
3.000%	11/25/59	1,060	1,064,518
Series 2019-H, Class B, 144A
4.250%	11/25/59	270	264,701
Series 2019-H, Class C, 144A
0.000%	11/25/59	663	683,341
Series 2020-A, Class A, 144A
2.375%	12/25/59	2,473	2,460,199
Series 2020-A, Class B, 144A
3.500%	12/25/59	495	481,352
Series 2020-A, Class C, 144A
0.000%	12/25/59	1,198	942,813
Series 2020-C, Class A, 144A
2.250%	09/27/60	216	215,553
Series 2020-D, Class A, 144A
2.250%	06/25/60	594	592,886
Series 2021-E, Class A1, 144A
1.740%(cc)	12/25/60	2,413	2,391,981
Series 2021-E, Class A2, 144A
2.693%(cc)	12/25/60	370	366,608
Series 2021-E, Class B1, 144A
3.729%(cc)	12/25/60	223	218,897
Series 2021-E, Class M1, 144A
2.940%(cc)	12/25/60	146	144,190
Bayview Koitere Fund Trust,
Series 2017-SPL03, Class A, 144A
4.000%(cc)	11/28/53	263	266,812
Bayview Opportunity Master Fund IVa Trust,
Series 2016-SPL01, Class A, 144A
4.000%	04/28/55	244	244,569
Series 2017-RT01, Class A1, 144A
3.000%(cc)	03/28/57	158	158,981
Series 2017-RT05, Class A, 144A
3.500%(cc)	05/28/69	738	746,015
Series 2017-SPL01, Class A, 144A
4.000%(cc)	10/28/64	570	577,210
Bayview Opportunity Master Fund IVb Trust,
Series 2017-SPL02, Class A, 144A
4.000%(cc)	06/28/54	208	211,265
Carrington Mortgage Loan Trust,
Series 2006-NC03, Class A3, 1 Month LIBOR + 0.150% (Cap 12.500%, Floor 0.150%)
0.252%(c)	08/25/36	293	286,507
Countrywide Asset-Backed Certificates Trust,
Series 2005-16, Class 1AF
4.565%(cc)	04/25/36	452	443,697
Series 2006-01, Class AF4
4.571%(cc)	07/25/36	10	9,910
Series 2006-08, Class 2A4, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
0.352%(c)	01/25/46	965	947,967

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Series 2006-11, Class 3AV2, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.262%(c)	09/25/46	18	$18,198
Series 2006-12, Class 1A, 1 Month LIBOR + 0.260% (Cap N/A, Floor 0.260%)
0.362%(c)	12/25/36	213	212,515
Credit-Based Asset Servicing & Securitization LLC,
Series 2006-CB02, Class AF4
3.080%(cc)	12/25/36	94	95,412
Fannie Mae Grantor Trust,
Series 2002-T10, Class A1, 1 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
0.343%(c)	06/25/32	148	147,536
Fremont Home Loan Trust,
Series 2006-03, Class 1A1, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.280%)
0.382%(c)	02/25/37	399	327,810
Series 2006-03, Class 2A3, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.340%)
0.442%(c)	02/25/37	11,487	5,656,249
Legacy Mortgage Asset Trust,
Series 2019-SL02, Class A, 144A
3.375%(cc)	02/25/59	911	912,209
Lehman ABS Mortgage Loan Trust,
Series 2007-01, Class 2A1, 144A, 1 Month LIBOR + 0.090% (Cap N/A, Floor 0.090%)
0.192%(c)	06/25/37	92	75,292
Series 2007-01, Class 2A4, 144A, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
0.402%(c)	06/25/37	5,820	4,874,762
Long Beach Mortgage Loan Trust,
Series 2006-07, Class 2A3, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.262%(c)	08/25/36	1,177	617,382
MASTR Specialized Loan Trust,
Series 2006-03, Class A, 144A, 1 Month LIBOR + 0.260% (Cap N/A, Floor 0.260%)
0.362%(c)	06/25/46	98	95,412
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-02, Class A2C, 1 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
0.342%(c)	05/25/37	341	273,975
Mill City Mortgage Loan Trust,
Series 2016-01, Class A1, 144A
2.500%(cc)	04/25/57	21	21,200
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-SEA01, Class 2A1, 144A, 1 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.002%(c)	02/25/47	102	99,621
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2006-S05, Class A1, 144A, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.502%(c)	10/25/36	79	99,430
PRPM LLC,
Series 2020-04, Class A1, 144A
2.951%(cc)	10/25/25	890	887,356

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
SG Mortgage Securities Trust,
Series 2006-FRE02, Class A2C, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
0.422%(c)	07/25/36	194	$55,500
Soundview Home Loan Trust,
Series 2004-WMC01, Class M2, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)
0.897%(c)	01/25/35	10	9,392
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2007-MN1A, Class A1, 144A, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
0.332%(c)	01/25/37	6,469	4,658,275
Towd Point Mortgage Trust,
Series 2015-01, Class A5, 144A
3.149%(cc)	10/25/53	930	960,750
Series 2015-04, Class M2, 144A
3.750%(cc)	04/25/55	1,145	1,168,797
Series 2016-02, Class A1A, 144A
2.750%(cc)	08/25/55	142	142,808
Series 2016-02, Class M2, 144A
3.000%(cc)	08/25/55	1,080	1,108,647
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58	1,319	1,363,473
Series 2019-SJ02, Class M1, 144A
4.500%(cc)	11/25/58	816	816,636
Washington Mutual Asset-Backed Certificates Trust,
Series 2006-HE04, Class 2A2, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
0.462%(c)	09/25/36	1,105	445,179
Series 2006-HE05, Class 1A, 1 Month LIBOR + 0.155% (Cap N/A, Floor 0.155%)
0.257%(c)	10/25/36	365	314,329

			52,292,998

Student Loans — 0.5%
Navient Private Education Loan Trust,
Series 2014-AA, Class B, 144A
3.500%	08/15/44	3,000	3,082,651
Navient Private Education Refi Loan Trust,
Series 2020-A, Class A2B, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.000%)
1.010%(c)	11/15/68	323	325,587
Series 2020-FA, Class B, 144A
2.690%	07/15/69	300	302,326
Series 2020-HA, Class A, 144A
1.310%	01/15/69	140	139,161
Series 2021-CA, Class A, 144A
1.060%	10/15/69	1,769	1,742,905
Nelnet Student Loan Trust,
Series 2021-CA, Class B, 144A
2.530%	04/20/62	1,400	1,381,028
Series 2021-CA, Class C, 144A
3.360%	04/20/62	100	100,530
Series 2021-CA, Class D, 144A
4.440%	04/20/62	100	101,972

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
SLM Private Credit Student Loan Trust,
Series 2004-B, Class A3, 3 Month LIBOR + 0.330% (Cap N/A, Floor 0.000%)
0.533%(c)	03/15/24	670	$669,095
SLM Private Education Loan Trust,
Series 2010-C, Class A5, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 0.000%)
4.860%(c)	10/15/41	2,125	2,366,603
SMB Private Education Loan Trust,
Series 2020, Class B, 144A
2.760%	07/15/53	280	278,611
Series 2021-A, Class APT2, 144A
1.070%	01/15/53	929	904,171
Series 2021-A, Class B, 144A
2.310%	01/15/53	520	515,504
Series 2021-A, Class C, 144A
2.990%	01/15/53	1,290	1,285,874
Series 2021-A, Class D1, 144A
3.860%	01/15/53	690	679,446
Series 2021-A, Class D2, 144A
3.860%	01/15/53	380	375,318
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	891	907,304

			15,158,086

TOTAL ASSET-BACKED SECURITIES (cost $237,033,494)			236,189,295

BANK LOANS — 2.0%
Aerospace & Defense — 0.1%
TransDigm, Inc.,
Tranche F Refinancing Term Loan, 1 Month LIBOR + 2.250%
2.354%(c)	12/09/25	1,503	1,481,083
Tranche G Refinancing Term Loan, 1 Month LIBOR + 2.250%
2.354%(c)	08/22/24	804	793,964

			2,275,047

Building Materials — 0.2%
Quikrete Holdings, Inc.,
Initial Loan (First Lien), 1 Month LIBOR + 2.500%
2.604%(c)	02/01/27	2,361	2,331,889
Term Loan
—%(p)	06/11/28	1,012	1,008,119
Summit Materials LLC/Summit Materials Finance Corp.,
New Term Loan B, 1 Month LIBOR + 2.000%
2.104%(c)	11/21/24	1,383	1,381,864

			4,721,872

Commercial Services — 0.2%
AEA International Holdings Luxembourg Sarl (Luxembourg),
Term Loan B, 3 Month LIBOR + 3.750%
4.250%(c)	09/07/28	2,006	2,003,826
Sabre GLBL, Inc.,
2021 Other Term B-1 Loan, 1 Month LIBOR + 3.500%
4.000%(c)	12/17/27	640	631,284
2021 Other Term B-2 Loan, 1 Month LIBOR + 3.500%
4.000%(c)	12/17/27	1,021	1,006,303

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Commercial Services (cont’d.)
Signal Parent, Inc.,
Term Loan
—%(p)	04/01/28		373	$361,931
WEX, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%
2.354%(c)	03/31/28		1,601	1,591,447

				5,594,791

Cosmetics/Personal Care — 0.0%
Coty, Inc.,
Term B USD Loans, 3 Month LIBOR + 2.250%
2.353%(c)	04/07/25		1,237	1,217,528

Distribution/Wholesale — 0.1%
American Builders & Contractors Supply Co., Inc.,
Restatement Effective Date Term Loan, 3 Month LIBOR + 2.000%
2.104%(c)	01/15/27		2,361	2,343,564
KAR Auction Services, Inc.,
Tranche B-6 Term Loan, 1 Month LIBOR + 2.250%
2.375%(c)	09/19/26		572	561,518

				2,905,082

Diversified Financial Services — 0.2%
Caliber Home Loans, Inc.,
Term Loan
—%(p)	07/24/25	^	2,890	2,882,376
Citadel Securities LP,
2021 Term Loan, 3 Month LIBOR + 2.500%
2.604%(c)	02/02/28		1,603	1,590,890
Zebra Buyer LLC,
Term Loan, 3 Month LIBOR + 3.250%
3.750%(c)	11/01/28		890	891,377

				5,364,643

Electric — 0.1%
Calpine Corp.,
Term B-10 Loan, 1 Month LIBOR + 2.000%
2.104%(c)	08/12/26		911	898,763
Term Loan (04/19), 1 Month LIBOR + 2.000%
2.110%(c)	04/05/26		688	679,336
PG&E Corp.,
Term Loan
—%(p)	06/23/25		1,713	1,694,038

				3,272,137

Engineering & Construction — 0.0%
Frontdoor, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.250%
2.340%(c)	06/17/28	^	80	79,231

Entertainment — 0.1%
Churchill Downs, Inc.,
Term B-1 Facility, 1 Month LIBOR + 2.000%
2.110%(c)	03/17/28		2,762	2,743,327
Maverick Gaming LLC,
Term Loan
—%(p)	08/19/26		241	241,301

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Entertainment (cont’d.)
WMG Acquisition Corp.,
Tranche G Term Loan, 1 Month LIBOR + 2.125%
2.229%(c)	01/20/28	1,095	$1,089,255

			4,073,883

Food Service — 0.0%
Aramark Services, Inc.,
U.S. Term B-5 Loan, 1 Month LIBOR + 2.500%
2.601%(c)	04/06/28	1,415	1,406,867

Insurance — 0.0%
Asurion LLC,
Replacement B-6 Term Loan, 1 Month LIBOR + 3.125%
3.229%(c)	11/03/23	364	362,576
USI, Inc.,
2021 New Term Loan, 3 Month LIBOR + 3.250%
3.474%(c)	12/02/26	519	515,513

			878,089

Internet — 0.1%
Uber Technologies, Inc.,
2021 Refinancing Term Loan, 1 Month LIBOR + 3.500%
3.604%(c)	02/25/27	2,196	2,195,047

Leisure Time — 0.0%
SRAM LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
3.250%(c)	05/18/28	765	763,941

Lodging — 0.0%
Golden Nugget LLC,
Term Loan
—%(p)	10/04/23	3	2,639

Media — 0.3%
CSC Holdings LLC,
2017 Refinancing Term Loan, 3 Month LIBOR + 2.250%
2.360%(c)	07/17/25	1,979	1,945,771
Entercom Media Corp.,
Term Loan B-2, 1 Month LIBOR + 2.500%
2.602%(c)	11/18/24	1,318	1,299,868
EW Scripps Co. (The),
Tranche B-3 Term Loan, 1 Month LIBOR + 3.000%
3.750%(c)	01/07/28	805	803,563
Sinclair Television Group, Inc.,
Term B-2 Loan, 1 Month LIBOR + 2.500%
2.610%(c)	09/30/26	1,281	1,256,115
UPC Financing Partnership,
Facility AT, 3 Month LIBOR + 2.250%
2.339%(c)	04/30/28	1,581	1,557,635
Virgin Media Bristol LLC,
N Facility, 1 Month LIBOR + 2.500%
2.610%(c)	01/31/28	2,010	1,988,505

			8,851,457

Pharmaceuticals — 0.2%
Bausch Health Co., Inc.,
First Incremental Term Loan, 1 Month LIBOR + 2.750%
2.854%(c)	11/27/25	2,128	2,112,985

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Pharmaceuticals (cont’d.)
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 - 3 Month LIBOR + 2.500%
3.500%(c)	03/01/24		2,366	$2,363,008
Grifols Worldwide Operations USA, Inc. (Spain),
Dollar Tranche B Term Loan, 1 Month LIBOR + 2.000%
2.104%(c)	11/15/27		958	943,382

				5,419,375

Real Estate — 0.0%
RE/MAX LLC,
Term Loan, 3 Month LIBOR + 2.500%
3.000%(c)	07/21/28		716	711,923

Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain Information Management LLC,
Term B Loan, 1 Month LIBOR + 1.750%
1.851%(c)	01/02/26		2,245	2,208,543

Retail — 0.2%
1011778 BC Unlimited Liability Co. (Canada),
Term Loan B-4, 1 Month LIBOR + 1.750%
1.854%(c)	11/19/26		2,434	2,401,264
Beacon Roofing Supply, Inc.,
2028 Term Loan, 1 Month LIBOR + 2.250%
2.354%(c)	05/19/28		2,449	2,433,311
LBM Acquisition LLC,
Term Loan
—%(p)	12/18/27		647	638,953
Restoration Hardware, Inc.,
Initial Term Loan, 3 Month LIBOR + 2.500%
3.000%(c)	10/20/28		1,067	1,062,193

				6,535,721

Software — 0.0%
Interface Security Systems LLC,
Term Loan
—%(p)	08/07/23	^	838	818,170

Storage/Warehousing — 0.0%
Green Plains Operating Co. LLC,
Term Loan
—%(p)	07/20/26	^	535	535,000

Telecommunications — 0.1%
Telenet Financing USD LLC (Belgium),
Term Loan AR Facility, 3 Month LIBOR + 2.000%
2.110%(c)	04/28/28		1,617	1,587,289

Transportation — 0.0%
Genesee & Wyoming, Inc.,
Initial Term Loan, 3 Month LIBOR + 2.000%
2.224%(c)	12/30/26		2	1,559

TOTAL BANK LOANS (cost $61,699,468)				61,419,834

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.4%
1211 Avenue of the Americas Trust,
Series 2015-1211, Class C, 144A
4.142%(cc)	08/10/35		150	157,185
Series 2015-1211, Class E, 144A
4.142%(cc)	08/10/35		150	150,024

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
245 Park Avenue Trust,
Series 2017-245P, Class E, 144A
3.657%(cc)	06/05/37	826	$780,086
Series 2017-245P, Class XA, IO, 144A
0.149%(cc)	06/05/37	3,000	27,879
280 Park Avenue Mortgage Trust,
Series 2017-280P, Class E, 144A, 1 Month LIBOR + 2.119% (Cap N/A, Floor 2.119%)
2.229%(c)	09/15/34	1,020	1,014,870
AOA Mortgage Trust,
Series 2021-1177, Class A, 144A, 1 Month LIBOR + 0.874% (Cap N/A, Floor 0.874%)
0.984%(c)	10/15/38	3,075	3,068,504
Atrium Hotel Portfolio Trust,
Series 2017-ATRM, Class D, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
2.060%(c)	12/15/36	900	877,396
Series 2017-ATRM, Class E, 144A, 1 Month LIBOR + 3.050% (Cap N/A, Floor 3.050%)
3.160%(c)	12/15/36	163	153,705
Banc of America Commercial Mortgage Trust,
Series 2017-BNK03, Class XB, IO
0.626%(cc)	02/15/50	3,040	92,455
Series 2017-BNK03, Class XD, IO, 144A
1.283%(cc)	02/15/50	1,000	55,327
Banc of America Merrill Lynch Commercial Mortgage Securities Trust,
Series 2015-200P, Class F, 144A
3.596%(cc)	04/14/33	400	398,827
Series 2017-SCH, Class BF, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.510%(c)	11/15/33	350	342,594
Series 2017-SCH, Class CL, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.610%(c)	11/15/32	190	178,312
Series 2017-SCH, Class DL, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.110%(c)	11/15/32	380	359,816
Series 2018-DSNY, Class C, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.460%(c)	09/15/34	100	98,745
Series 2018-DSNY, Class D, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.810%(c)	09/15/34	480	476,389
BANK,
Series 2019-BN20, Class XB, IO
0.362%(cc)	09/15/62	5,941	160,820
Series 2019-BN22, Class A4
2.978%	11/15/62	2,435	2,578,702
Series 2019-BN24, Class A3
2.960%	11/15/62	1,165	1,233,661
Barclays Commercial Mortgage Securities Trust,
Series 2015-SRCH, Class A1, 144A
3.312%	08/10/35	579	603,436
Series 2015-SRCH, Class XA, IO, 144A
0.933%(cc)	08/10/35	4,461	179,081

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-TALL, Class A, 144A, 1 Month LIBOR + 0.722% (Cap N/A, Floor 0.722%)
0.832%(c)	03/15/37	160	$158,200
Barclays Commercial Mortgage Trust,
Series 2019-C03, Class XA, IO
1.340%(cc)	05/15/52	1,569	129,740
Bayview Commercial Asset Trust,
Series 2005-03A, Class A1, 144A, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.000%)
0.582%(c)	11/25/35	228	217,482
Series 2005-04A, Class A1, 144A, 1 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
0.552%(c)	01/25/36	389	373,606
Series 2005-04A, Class M1, 144A, 1 Month LIBOR + 0.675% (Cap N/A, Floor 0.000%)
0.777%(c)	01/25/36	34	32,801
Series 2006-02A, Class A2, 144A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.000%)
0.522%(c)	07/25/36	83	80,412
Series 2006-03A, Class A1, 144A, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.000%)
0.352%(c)	10/25/36	70	67,843
Bear Stearns Commercial Mortgage Securities Trust,
Series 2007-T26, Class AM
5.430%(cc)	01/12/45	125	124,436
Benchmark Mortgage Trust,
Series 2019-B09, Class XA, IO
1.039%(cc)	03/15/52	2,226	138,770
Series 2019-B10, Class 3CCA, 144A
3.899%(cc)	03/15/62	592	618,718
Series 2019-B13, Class XA, IO
1.128%(cc)	08/15/57	6,890	459,454
Series 2020-B21, Class XA, IO
1.457%(cc)	12/17/53	1,538	158,387
Series 2021-B23, Class XA, IO
1.277%(cc)	02/15/54	3,489	310,167
BFLD Trust,
Series 2020-EYP, Class E, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
3.810%(c)	10/15/35	660	659,629
BHMS Mortgage Trust,
Series 2018-ATLS, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.360%(c)	07/15/35	630	629,596
BPR Trust,
Series 2021-NRD, Class A, 144A, 30 Day Average SOFR + 1.525% (Cap N/A, Floor 1.525%)
1.625%(c)	12/15/23	1,005	1,002,508
Series 2021-TY, Class E, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.710%(c)	09/15/38	242	241,247
BWAY Mortgage Trust,
Series 2013-1515, Class A2, 144A
3.454%	03/10/33	176	184,208

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class E, 144A, 1 Month LIBOR + 1.951% (Cap N/A, Floor 1.978%)
2.061%(c)	03/15/37	126	$125,554
Series 2018-BIOA, Class F, 144A, 1 Month LIBOR + 2.471% (Cap N/A, Floor 2.498%)
2.581%(c)	03/15/37	542	536,912
Series 2018-IND, Class G, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.160%(c)	11/15/35	266	265,332
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.410%(c)	10/15/36	2,720	2,697,878
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)
2.760%(c)	10/15/36	2,387	2,361,399
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.110%(c)	12/15/36	2,397	2,377,910
Series 2020-BXLP, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.610%(c)	12/15/36	209	206,414
Series 2020-FOX, Class E, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.710%(c)	11/15/32	733	733,019
Series 2020-VIV02, Class C, 144A
3.542%(cc)	03/09/44	200	202,607
Series 2020-VIV03, Class B, 144A
3.544%(cc)	03/09/44	20	20,694
Series 2020-VIV04, Class A, 144A
2.843%	03/09/44	457	468,984
Series 2020-VKNG, Class F, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.860%(c)	10/15/37	436	432,916
BX Trust,
Series 2019-OC11, Class A, 144A
3.202%	12/09/41	252	265,246
Series 2019-OC11, Class D, 144A
4.075%(cc)	12/09/41	1,189	1,223,486
Series 2019-OC11, Class E, 144A
4.075%(cc)	12/09/41	1,220	1,208,341
Series 2021-MFM01, Class E, 144A, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.360%(c)	01/15/34	190	188,547
Series 2021-MFM01, Class F, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)
3.110%(c)	01/15/34	290	288,906
Series 2021-SDMF, Class J, 144A, 1 Month LIBOR + 4.033% (Cap N/A, Floor 4.033%)
4.143%(c)	09/15/34	136	135,142
BXP Trust,
Series 2017-CC, Class D, 144A
3.552%(cc)	08/13/37	150	150,791
Series 2017-CC, Class E, 144A
3.552%(cc)	08/13/37	290	286,462
Series 2017-GM, Class D, 144A
3.425%(cc)	06/13/39	600	611,397

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-GM, Class E, 144A
3.425%(cc)	06/13/39	260	$258,271
CD Mortgage Trust,
Series 2017-CD03, Class A4
3.631%	02/10/50	190	204,463
CFCRE Commercial Mortgage Trust,
Series 2016-C03, Class XD, IO, 144A
1.704%(cc)	01/10/48	1,390	86,112
Series 2016-C04, Class XB, IO
0.704%(cc)	05/10/58	1,440	42,130
Series 2018-TAN, Class B, 144A
4.690%	02/15/33	260	265,021
CFK Trust,
Series 2019-FAX, Class D, 144A
4.637%(cc)	01/15/39	463	494,087
CHC Commercial Mortgage Trust,
Series 2019-CHC, Class B, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.610%(c)	06/15/34	1,154	1,146,396
Citigroup Commercial Mortgage Trust,
Series 2013-375P, Class C, 144A
3.518%(cc)	05/10/35	180	181,373
Series 2016-GC37, Class C
4.926%(cc)	04/10/49	160	168,055
Series 2016-P03, Class D, 144A
2.804%(cc)	04/15/49	11	8,869
Series 2019-C07, Class A4
3.102%	12/15/72	2,721	2,895,095
Series 2019-GC43, Class A4
3.038%	11/10/52	3,008	3,187,450
Series 2019-PRM, Class D, 144A
4.350%	05/10/36	140	144,573
Series 2019-PRM, Class E, 144A
4.731%(cc)	05/10/36	759	774,024
Series 2019-PRM, Class F, 144A
4.731%(cc)	05/10/36	600	598,606
Series 2019-SMRT, Class D, 144A
4.745%(cc)	01/10/36	1,460	1,512,295
Series 2020-420K, Class E, 144A
3.312%(cc)	11/10/42	200	182,942
Series 2020-420K, Class X, IO, 144A
0.829%(cc)	11/10/42	5,170	316,283
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)
2.875%(c)	11/15/37	1,071	1,067,372
Series 2020-ICE05, Class F, 144A, 1 Month LIBOR + 3.492% (Cap N/A, Floor 3.333%)
3.602%(c)	11/15/37	491	490,830
Commercial Mortgage Pass-Through Certificates,
Series 2012-LTRT, Class A2, 144A
3.400%	10/05/30	1,144	1,137,041
Commercial Mortgage Trust,
Series 2014-CR15, Class C
4.691%(cc)	02/10/47	422	442,325
Series 2014-CR18, Class A4
3.550%	07/15/47	84	86,958

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-03BP, Class XA, IO, 144A
0.060%(cc)	02/10/35	42,385	$121,450
Series 2015-CR25, Class XA, IO
0.821%(cc)	08/10/48	612	15,572
Series 2015-LC19, Class D, 144A
2.867%	02/10/48	81	77,750
Series 2015-LC21, Class C
4.334%(cc)	07/10/48	1,000	1,037,262
Series 2016-667M, Class D, 144A
3.179%(cc)	10/10/36	170	161,768
Series 2018-HCLV, Class B, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.510%(c)	09/15/33	3,500	3,463,645
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.260%(c)	05/15/36	350	349,659
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A1, 144A
3.304%	09/15/37	223	230,193
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	2,001	2,105,052
Series 2017-PFHP, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.060%(c)	12/15/30	170	169,984
Series 2017-TIME, Class A, 144A
3.646%	11/13/39	160	160,718
Series 2020-FACT, Class E, 144A, 1 Month LIBOR + 4.862% (Cap N/A, Floor 4.862%)
4.972%(c)	10/15/37	510	515,578
Series 2020-NET, Class D, 144A
3.704%(cc)	08/15/37	410	417,331
Series 2020-NET, Class E, 144A
3.704%(cc)	08/15/37	410	413,745
CSAIL Commercial Mortgage Trust,
Series 2018-CX12, Class A4
4.224%(cc)	08/15/51	70	78,299
Series 2019-C15, Class D, 144A
3.000%	03/15/52	25	21,334
Series 2019-C16, Class C
4.237%(cc)	06/15/52	470	492,338
Series 2019-C16, Class XA, IO
1.559%(cc)	06/15/52	4,859	458,941
Series 2019-C17, Class XA, IO
1.361%(cc)	09/15/52	2,248	182,536
Series 2019-C17, Class XB, IO
0.558%(cc)	09/15/52	2,850	103,713
DBGS Mortgage Trust,
Series 2019-1735, Class X, IO, 144A
0.291%(cc)	04/10/37	4,470	93,589
DBUBS Mortgage Trust,
Series 2017-BRBK, Class A, 144A
3.452%	10/10/34	500	519,821
Series 2017-BRBK, Class E, 144A
3.530%(cc)	10/10/34	670	666,257

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C01, Class A4
3.276%	05/10/49	170	$178,796
Extended Stay America Trust,
Series 2021-ESH, Class A, 144A, 1 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.190%(c)	07/15/38	1,159	1,159,222
Series 2021-ESH, Class D, 144A, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.360%(c)	07/15/38	259	257,723
FHLMC Multifamily Mortgage Trust,
Series 2018-K80, Class B, 144A
4.229%(cc)	08/25/50	1,010	1,120,622
Series 2019-KW08, Class X2A, IO, 144A
0.100%	01/25/29	17,354	97,849
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0028, Class X1, IO
0.218%(cc)	02/25/23	25,081	53,342
Series K0031, Class X1, IO
0.187%(cc)	04/25/23	12,927	30,054
Series K0033, Class X1, IO
0.287%(cc)	07/25/23	9,730	39,687
Series K0035, Class X1, IO
0.328%(cc)	08/25/23	11,861	60,835
Series K0036, Class X1, IO
0.706%(cc)	10/25/23	6,320	72,069
Series K0038, Class X1, IO
1.098%(cc)	03/25/24	3,876	82,802
Series K0040, Class X1, IO
0.705%(cc)	09/25/24	7,536	121,280
Series K0052, Class X1, IO
0.644%(cc)	11/25/25	4,271	93,984
Series K0053, Class X1, IO
0.880%(cc)	12/25/25	1,909	58,028
Series K0054, Class X1, IO
1.163%(cc)	01/25/26	2,745	112,930
Series K0055, Class X1, IO
1.354%(cc)	03/25/26	1,441	70,970
Series K0057, Class X1, IO
1.173%(cc)	07/25/26	1,859	83,901
Series K0058, Class X1, IO
0.921%(cc)	08/25/26	1,868	70,139
Series K0059, Class X1, IO
0.308%(cc)	09/25/26	5,560	70,578
Series K0060, Class X1, IO
0.069%(cc)	10/25/26	20,257	86,144
Series K0103, Class X1, IO
0.638%(cc)	11/25/29	2,641	120,580
Series K0110, Class X1, IO
1.697%(cc)	04/25/30	499	59,532
Series K0121, Class X1, IO
1.028%(cc)	10/25/30	1,353	103,382
Series K0122, Class X1, IO
0.883%(cc)	11/25/30	885	59,669
Series K0152, Class X1, IO
0.955%(cc)	01/25/31	2,280	156,724

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K1513, Class X1, IO
0.861%(cc)	08/25/34	1,447	$119,065
Series K1514, Class X1, IO
0.579%(cc)	10/25/34	4,597	278,329
Series KW02, Class X1, IO
0.296%(cc)	12/25/26	6,980	57,760
Series KW09, Class X1, IO
0.802%(cc)	05/25/29	3,564	176,585
FRESB Mortgage Trust,
Series 2018-SB53, Class A10F
3.634%(cc)	06/25/28	195	207,073
GCT Commercial Mortgage Trust,
Series 2021-GCT, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.910%(c)	02/15/38	210	209,748
Series 2021-GCT, Class D, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
2.460%(c)	02/15/38	100	100,019
Government National Mortgage Assoc.,
Series 2011-038, Class IO
0.530%(cc)	04/16/53	1,100	11,594
Series 2012-023, Class IO
0.201%(cc)	06/16/53	320	1,942
Series 2013-030, Class IO
0.601%(cc)	09/16/53	866	14,488
Series 2013-063, Class IO
0.756%(cc)	09/16/51	7,112	191,247
Series 2013-078, Class IO
0.385%(cc)	10/16/54	1,042	18,466
Series 2015-037, Class IO
0.677%(cc)	10/16/56	155	5,460
Series 2015-146, Class IB, IO
0.668%(cc)	07/16/55	3,087	74,400
Series 2015-146, Class IC, IO
0.668%(cc)	07/16/55	11,234	253,433
Series 2015-189, Class IG, IO
0.834%(cc)	01/16/57	7,408	275,726
Series 2016-026, Class IO
0.754%(cc)	02/16/58	1,354	49,148
Series 2016-036, Class IO
0.747%(cc)	08/16/57	200	7,691
Series 2016-096, Class IO
0.791%(cc)	12/16/57	531	23,855
Series 2016-113, Class IO
1.089%(cc)	02/16/58	671	39,589
Series 2016-125, Class IO
0.822%(cc)	12/16/57	1,063	48,682
Grace Trust,
Series 2020-GRCE, Class E, 144A
2.680%(cc)	12/10/40	420	374,654
GS Mortgage Securities Corp. II,
Series 2005-ROCK, Class A, 144A
5.366%	05/03/32	470	523,286
Series 2012-TMSQ, Class D, 144A
3.458%(cc)	12/10/30	170	162,873

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust,
Series 2017-GPTX, Class A, 144A
2.856%	05/10/34	390	$388,974
Series 2019-BOCA, Class A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.310%(c)	06/15/38	320	319,801
Series 2020-TWN03, Class B, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.610%(c)	11/15/37	110	110,526
GS Mortgage Securities Trust,
Series 2011-GC05, Class C, 144A
5.158%(cc)	08/10/44	1,587	1,360,852
Series 2015-590M, Class E, 144A
3.805%(cc)	10/10/35	230	223,992
Series 2015-GC32, Class C
4.422%(cc)	07/10/48	60	62,372
Series 2015-GS01, Class A3
3.734%	11/10/48	110	117,683
Series 2019-GSA01, Class C
3.805%(cc)	11/10/52	80	82,954
Series 2020-GC45, Class A5
2.911%	02/13/53	1,239	1,302,339
Series 2020-GSA02, Class XA, IO, 144A
1.735%(cc)	12/12/53	4,260	513,847
GSCG Trust,
Series 2019-600C, Class F, 144A
3.985%(cc)	09/06/34	420	407,260
HMH Trust,
Series 2017-NSS, Class A, 144A
3.062%	07/05/31	700	700,521
HONO Mortgage Trust,
Series 2021-LULU, Class F, 144A, 1 Month LIBOR + 4.400% (Cap N/A, Floor 4.400%)
4.510%(c)	10/15/36	132	131,718
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class E, 144A
3.443%(cc)	07/10/39	345	343,634
Series 2019-55HY, Class F, 144A
2.943%(cc)	12/10/41	640	592,052
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	320	332,071
Independence Plaza Trust,
Series 2018-INDP, Class C, 144A
4.158%	07/10/35	170	174,502
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C33, Class D1, 144A
4.111%(cc)	12/15/48	170	164,704
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class B
4.050%	09/15/50	70	74,964
Series 2019-COR05, Class C
3.750%	06/13/52	158	160,541
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C04, Class XC, IO, 144A
0.750%(cc)	12/15/49	1,800	55,968

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A4FL, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.409%(c)	06/15/45	17	$16,651
Series 2018-WPT, Class DFX, 144A
5.350%	07/05/33	60	61,744
Series 2019-MFP, Class E, 144A, 1 Month LIBOR + 2.160% (Cap N/A, Floor 2.160%)
2.270%(c)	07/15/36	390	382,727
Series 2019-MFP, Class F, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)
3.110%(c)	07/15/36	500	487,782
Series 2020-609M, Class D, 144A, 1 Month LIBOR + 2.770% (Cap N/A, Floor 2.770%)
2.880%(c)	10/15/33	150	149,636
KKR Industrial Portfolio Trust,
Series 2021-KDIP, Class F, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.160%(c)	12/15/37	285	279,641
KNDL Mortgage Trust,
Series 2019-KNSQ, Class E, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
1.910%(c)	05/15/36	1,808	1,805,834
Lehman Brothers Small Balance Commercial Mortgage Trust,
Series 2007-01A, Class 1A, 144A, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
0.352%(c)	03/25/37	72	71,075
LSTAR Commercial Mortgage Trust,
Series 2015-03, Class AS, 144A
3.166%(cc)	04/20/48	51	51,788
Series 2017-05, Class X, IO, 144A
0.857%(cc)	03/10/50	724	18,643
Manhattan West Mortgage Trust,
Series 2020-01MW, Class D, 144A
2.335%(cc)	09/10/39	145	139,503
Med Trust,
Series 2021-MDLN, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.060%(c)	11/15/38	1,220	1,218,532
MFT Trust,
Series 2020-ABC, Class C, 144A
3.477%(cc)	02/10/42	905	863,435
Series 2020-ABC, Class D, 144A
3.477%(cc)	02/10/42	300	279,985
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C11, Class A4
4.151%(cc)	08/15/46	448	461,941
Series 2014-C19, Class XF, IO, 144A
1.183%(cc)	12/15/47	1,070	33,924
Series 2015-C25, Class B
4.526%(cc)	10/15/48	340	361,578
Series 2015-C26, Class D, 144A
3.060%	10/15/48	95	91,109
Series 2015-C26, Class XD, IO, 144A
1.316%(cc)	10/15/48	1,180	52,713

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust,
Series 2007-T27, Class AJ
6.014%(cc)	06/11/42	223	$224,520
Series 2014-150E, Class D, 144A
4.295%(cc)	09/09/32	347	348,826
Series 2015-MS01, Class C
4.031%(cc)	05/15/48	230	229,464
Series 2017-CLS, Class E, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
2.060%(c)	11/15/34	50	49,890
Series 2017-CLS, Class F, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.710%(c)	11/15/34	1,155	1,149,918
Series 2017-H01, Class C
4.281%(cc)	06/15/50	50	52,474
Series 2017-H01, Class D, 144A
2.546%	06/15/50	890	779,748
Series 2017-H01, Class XD, IO, 144A
2.161%(cc)	06/15/50	700	72,685
Series 2018-H03, Class A5
4.177%	07/15/51	27	30,271
Series 2018-SUN, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.010%(c)	07/15/35	160	159,697
Series 2019-H06, Class XB, IO
0.716%(cc)	06/15/52	3,740	187,230
Series 2019-L02, Class A4
4.071%	03/15/52	252	282,283
Series 2019-L02, Class XA, IO
1.022%(cc)	03/15/52	5,097	311,506
Series 2019-NUGS, Class E, 144A, 1 Month LIBOR + 2.244% (Cap N/A, Floor 3.744%)
3.744%(c)	12/15/36	152	151,612
Motel Trust,
Series 2021-MTL06, Class F, 144A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
3.660%(c)	09/15/38	226	225,932
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.060%(c)	06/15/35	102	100,765
Series 2018-SOX, Class A, 144A
4.404%	06/17/38	310	339,169
Series 2020-AGC, Class A, 144A, 1 Month LIBOR + 2.550% (Cap N/A, Floor 2.950%)
2.950%(c)	08/18/25	2,280	2,314,431
Olympic Tower Mortgage Trust,
Series 2017-OT, Class XA, IO, 144A
0.379%(cc)	05/10/39	7,700	148,953
One Market Plaza Trust,
Series 2017-01MKT, Class XCP, IO, 144A
0.090%(cc)	02/10/32	12,180	3,504
Series 2017-01MKT, Class XNCP, IO, 144A
0.000%(cc)	02/10/32	2,436	2

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
One New York Plaza Trust,
Series 2020-01NYP, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.860%(c)	01/15/36	100	$100,000
PFP Ltd. (Cayman Islands),
Series 2019-05, Class A, 144A, 1 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
1.078%(c)	04/14/36	47	47,290
Series 2019-05, Class AS, 144A, 1 Month LIBOR + 1.420% (Cap N/A, Floor 1.420%)
1.528%(c)	04/14/36	150	149,433
STWD Trust,
Series 2021-FLWR, Class E, 144A, 1 Month LIBOR + 1.924% (Cap N/A, Floor 1.924%)
2.034%(c)	07/15/36	140	138,944
Series 2021-FLWR, Class G, 144A, 1 Month LIBOR + 3.671% (Cap N/A, Floor 3.671%)
3.781%(c)	07/15/23	337	331,346
UBS Commercial Mortgage Trust,
Series 2019-C17, Class XA, IO
1.479%(cc)	10/15/52	4,723	424,256
Series 2019-C18, Class XA, IO
1.034%(cc)	12/15/52	4,975	304,923
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A4
3.185%	03/10/46	2,906	2,946,182
Series 2013-C06, Class A4
3.244%	04/10/46	1,820	1,853,499
US,
Series 2018-USDC, Class E, 144A
4.493%(cc)	05/13/38	190	158,007
Velocity Commercial Capital Loan Trust,
Series 2016-02, Class M4
7.226%(cc)	10/25/46	84	83,809
Series 2017-02, Class M3, 144A
4.240%(cc)	11/25/47	89	89,364
Series 2017-02, Class M4, 144A
5.000%(cc)	11/25/47	45	45,417
Series 2020-01, Class M1, 144A
2.800%(cc)	02/25/50	118	119,151
Series 2020-01, Class M2, 144A
2.980%(cc)	02/25/50	120	120,055
Wells Fargo Commercial Mortgage Trust,
Series 2015-P02, Class D, 144A
3.241%	12/15/48	106	92,787
Series 2016-NXS05, Class D
4.984%(cc)	01/15/59	86	88,870
Series 2017-C39, Class D, 144A
4.342%(cc)	09/15/50	377	349,522
Series 2017-C41, Class B
4.188%(cc)	11/15/50	200	212,387
Series 2017-C41, Class D, 144A
2.600%(cc)	11/15/50	1,266	1,031,335
Series 2017-HSDB, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.955%(c)	12/13/31	287	284,813

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-1745, Class A, 144A
3.749%(cc)	06/15/36		150	$162,530
Series 2019-C50, Class XA, IO
1.408%(cc)	05/15/52		3,479	279,228
Series 2019-C52, Class C
3.561%	08/15/52		65	66,500
Series 2020-SDAL, Class D, 144A, 1 Month LIBOR + 2.090% (Cap N/A, Floor 2.090%)
2.200%(c)	02/15/37		200	194,954
Series 2020-SDAL, Class E, 144A, 1 Month LIBOR + 2.740% (Cap N/A, Floor 2.740%)
2.850%(c)	02/15/37		180	173,321
WFRBS Commercial Mortgage Trust,
Series 2011-C04, Class D, 144A
4.887%(cc)	06/15/44		1,069	1,014,101
Series 2014-C20, Class AS
4.176%	05/15/47		800	835,612

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $102,777,072)				101,866,048

CONVERTIBLE BONDS — 0.0%
Airlines — 0.0%
GOL Equity Finance SA (Brazil),
Gtd. Notes, 144A
3.750%	07/15/24		174	147,582

Energy-Alternate Sources — 0.0%
Stem, Inc.,
Sr. Unsec’d. Notes, 144A
0.500%	12/01/28		49	46,915

TOTAL CONVERTIBLE BONDS (cost $174,758)				194,497

CORPORATE BONDS — 35.9%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
2.400%	03/01/31		191	190,983
Lamar Media Corp.,
Gtd. Notes
3.625%	01/15/31		373	363,483
3.750%	02/15/28		26	26,137
4.000%	02/15/30		241	243,801
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
4.625%	03/15/30		18	18,007
5.000%	08/15/27		216	221,018
Sr. Unsec’d. Notes, 144A
4.250%	01/15/29	(a)	992	993,276

				2,056,705

Aerospace & Defense — 1.0%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.400%	04/15/30		1,786	1,904,631

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
Boeing Co. (The),
Sr. Unsec’d. Notes
1.433%	02/04/24			3,141	$3,137,628
5.705%	05/01/40			2,580	3,315,313
5.805%	05/01/50			2,932	3,969,094
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25			2,533	2,620,951
5.400%	02/01/27			84	87,560
Gtd. Notes, 144A
6.950%	01/17/28			200	221,472
Embraer Overseas Ltd. (Brazil),
Gtd. Notes
5.696%	09/16/23			119	124,364
General Dynamics Corp.,
Gtd. Notes
3.625%	04/01/30			1,483	1,650,045
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
1.800%	01/15/31			1,745	1,664,656
4.400%	06/15/28			140	157,639
4.400%	06/15/28			1,408	1,581,290
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.600%	03/01/35			830	926,680
3.800%	03/01/45			351	402,089
4.070%	12/15/42			223	264,198
4.090%	09/15/52			273	337,848
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/28			165	176,430
4.030%	10/15/47			274	323,511
5.250%	05/01/50			839	1,177,598
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.150%	05/18/30		EUR	605	756,630
2.820%	09/01/51			770	744,251
3.030%	03/15/52			887	891,174
3.150%	12/15/24			322	337,306
4.125%	11/16/28			1,720	1,924,793
4.200%	12/15/44			180	204,093
7.000%	11/01/28			1,028	1,316,911
7.200%	08/15/27	(a)		292	370,931

					30,589,086

Agriculture — 0.4%
Altria Group, Inc.,
Gtd. Notes
2.350%	05/06/25			529	541,963
3.125%	06/15/31		EUR	1,212	1,532,889
3.400%	02/04/41			222	204,695
5.800%	02/14/39			1,070	1,288,135
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.726%	03/25/31	(a)		1,011	981,963
2.789%	09/06/24			4,956	5,106,988

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
Darling Ingredients, Inc.,
Gtd. Notes, 144A
5.250%	04/15/27			81	$83,526
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.450%	08/01/39		EUR	935	985,634
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.850%	08/15/45			657	798,528

					11,524,321

Airlines — 0.6%
Air Canada 2017-1 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.300%	07/15/31			256	259,702
Air Canada 2017-1 Class B Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.700%	07/15/27			4	3,420
Allegiant Travel Co.,
Sr. Sec’d. Notes, 144A
8.500%	02/05/24			470	504,837
American Airlines 2015-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.600%	03/22/29			135	138,745
American Airlines 2015-2 Class B Pass-Through Trust,
Pass-Through Certificates
4.400%	03/22/25			695	685,133
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29			130	131,515
American Airlines 2016-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.250%	07/15/25			403	399,167
American Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.200%	12/15/29			223	224,373
American Airlines 2016-3 Class AA Pass-Through Trust,
Pass-Through Certificates
3.000%	04/15/30			813	808,196
American Airlines 2017-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.650%	08/15/30			173	180,154
American Airlines 2017-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.950%	08/15/26			143	142,472
American Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.150%	08/15/33			600	605,757
American Airlines 2019-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.850%	08/15/29			380	363,237
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26	(a)		1,086	1,130,215
5.750%	04/20/29			1,243	1,329,283

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
Azul Investments LLP (Brazil),
Gtd. Notes, 144A
7.250%	06/15/26	(a)	200	$183,587
British Airways 2020-1 Class B Pass-Through Trust (United Kingdom),
Pass-Through Certificates, 144A
8.375%	11/15/28		88	100,956
Delta Air Lines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.204%	10/25/25		1,152	1,191,060
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.750%	10/20/28		1,929	2,110,030
Gol Finance SA (Brazil),
Gtd. Notes, 144A
7.000%	01/31/25	(a)	304	267,446
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		2,118	2,424,227
Turkish Airlines 2015-1 Class A Pass-Through Trust (Turkey),
Pass-Through Certificates, 144A
4.200%	09/15/28		297	273,545
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	10/11/27		152	159,359
United Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.750%	10/11/23		8	8,317
United Airlines 2014-2 Class B Pass-Through Trust,
Pass-Through Certificates
4.625%	03/03/24		60	61,086
United Airlines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.450%	06/01/29		106	111,553
United Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.100%	01/07/30		91	94,154
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30		220	224,011
United Airlines 2016-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.650%	04/07/27		33	32,286
United Airlines 2018-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.500%	09/01/31		137	142,236
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33		337	334,058
United Airlines 2019-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.500%	11/01/29		487	476,279
United Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.875%	04/15/29	(a)	1,555	1,699,258
United Airlines 2020-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.875%	07/15/27	(a)	939	977,915

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		506	$527,959
4.625%	04/15/29		757	785,129

				19,090,657

Apparel — 0.0%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.625%	05/15/24		122	127,420
4.875%	05/15/26	(a)	462	494,966
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27		105	108,514

				730,900

Auto Manufacturers — 1.2%
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32		193	197,584
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.096%	05/04/23	(a)	5,935	6,040,395
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35		3,361	3,991,658
6.125%	10/01/25		618	710,549
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	05/09/23		558	574,760
4.000%	01/15/25	(a)	518	552,020
4.000%	10/06/26		149	161,174
4.350%	04/09/25		512	551,633
Sr. Unsec’d. Notes
2.400%	10/15/28		1,058	1,055,026
2.750%	06/20/25		845	872,542
3.550%	07/08/22		1,956	1,984,522
5.100%	01/17/24		583	625,156
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.650%	02/10/25		1,965	2,015,571
3.000%	02/10/27	(a)	1,412	1,461,933
3.950%	02/01/22		274	274,619
Hyundai Capital Services, Inc. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	08/29/22		1,140	1,154,395
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN
2.450%	09/15/28		47	45,868
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
3.043%	09/15/23		1,475	1,513,887
3.522%	09/17/25		2,428	2,544,487
4.810%	09/17/30	(a)	1,993	2,230,282
TML Holdings Pte Ltd. (India),
Sr. Unsec’d. Notes
4.350%	06/09/26		200	202,006

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Toyota Motor Corp. (Japan),
Sr. Unsec’d. Notes
2.358%	07/02/24			1,769	$1,824,672
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.800%	02/13/25			2,396	2,434,792
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
3.200%	09/26/26			1,745	1,839,629

					34,859,160

Auto Parts & Equipment — 0.2%
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30	(a)		617	628,489
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.625%	04/30/33	(a)		2,699	2,952,302
Lear Corp.,
Sr. Unsec’d. Notes
5.250%	05/15/49	(a)		2,282	2,885,294

					6,466,085

Banks — 7.4%
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, EMTN
4.000%	01/21/19	(d)	EUR	100	16,508
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A
5.875%(ff)	01/24/27	(oo)		200	199,153
6.625%(ff)	01/24/32	(oo)		200	198,791
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.700%	01/10/25			1,640	1,676,764
3.875%	09/20/22			2,206	2,250,099
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.849%	03/25/26			2,600	2,585,301
2.706%	06/27/24			200	206,910
2.958%	03/25/31			600	611,954
3.306%	06/27/29			1,200	1,275,324
Banco Votorantim SA (Brazil),
Sr. Unsec’d. Notes, 144A, MTN
4.000%	09/24/22			380	386,058
Bangkok Bank PCL (Thailand),
Sr. Unsec’d. Notes, 144A, MTN
4.050%	03/19/24			3,333	3,525,448
Sub. Notes, EMTN
3.733%(ff)	09/25/34			200	204,114
Bank of America Corp.,
Jr. Sub. Notes, Series FF
5.875%(ff)	03/15/28	(oo)		933	1,038,917
Sr. Unsec’d. Notes
1.734%(ff)	07/22/27			3,059	3,035,896
2.299%(ff)	07/21/32			1,687	1,656,690
2.572%(ff)	10/20/32			1,129	1,134,460
2.592%(ff)	04/29/31			602	607,839

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.004%(ff)	12/20/23		227	$231,698
3.311%(ff)	04/22/42		352	369,907
3.366%(ff)	01/23/26		181	190,538
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28		1,108	1,192,576
Sr. Unsec’d. Notes, MTN
0.810%(ff)	10/24/24		1,626	1,614,992
1.197%(ff)	10/24/26	(a)	2,341	2,295,084
2.456%(ff)	10/22/25		4,915	5,047,292
2.676%(ff)	06/19/41		1,410	1,355,526
3.194%(ff)	07/23/30		941	992,289
3.550%(ff)	03/05/24		433	445,929
3.559%(ff)	04/23/27		3,906	4,179,442
3.705%(ff)	04/24/28		850	922,996
3.824%(ff)	01/20/28		2,738	2,967,036
3.970%(ff)	03/05/29		1,252	1,370,891
3.974%(ff)	02/07/30		143	157,718
4.271%(ff)	07/23/29		2,035	2,268,583
Sub. Notes, MTN
4.000%	01/22/25		353	377,487
Bank of East Asia Ltd. (The) (Hong Kong),
Jr. Sub. Notes, EMTN
5.825%(ff)	10/21/25	(oo)	250	262,745
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F
4.625%(ff)	09/20/26	(oo)	1,110	1,167,317
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		2,015	2,305,703
Sub. Notes
3.811%(ff)	03/10/42	(a)	3,149	3,343,844
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes, 144A
1.875%	09/18/25		1,195	1,187,378
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27		2,352	2,288,430
2.819%(ff)	11/19/25		3,685	3,792,509
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.700%	10/01/29	(a)	250	256,735
Burgan Bank SAK (Kuwait),
Jr. Sub. Notes
5.749%(ff)	07/09/24	(oo)	200	201,293
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26	(oo)	1,124	1,125,062
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25	(oo)	834	839,498
Sr. Unsec’d. Notes
0.981%(ff)	05/01/25	(a)	1,161	1,152,665
2.976%(ff)	11/05/30		3,023	3,141,123
3.668%(ff)	07/24/28		1,876	2,023,386
4.412%(ff)	03/31/31		3,780	4,319,056
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
3.250%	04/30/30		368	390,075

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
1.250%	08/07/26		2,796	$2,726,492
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.997%(ff)	12/14/23		253	257,127
3.091%(ff)	05/14/32		385	391,388
3.574%	01/09/23		287	287,118
4.207%(ff)	06/12/24		535	557,096
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.800%	09/15/22		493	503,767
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes
5.375%	01/12/24		200	215,370
Sr. Unsec’d. Notes, 144A
1.171%(ff)	12/08/23		426	425,881
1.549%(ff)	09/10/27		200	195,278
3.244%(ff)	12/20/25		410	426,418
5.000%	01/12/22	(a)	1,156	1,157,064
5.375%	01/12/24		1,705	1,836,025
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
0.898%	05/28/24		1,770	1,754,878
1.447%(ff)	04/01/25		1,798	1,787,605
1.686%	03/19/26		3,380	3,370,866
2.129%(ff)	11/24/26		1,825	1,822,692
Sub. Notes
3.729%(ff)	01/14/32	(a)	1,685	1,721,844
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		563	596,406
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A
2.150%	12/02/22		4,231	4,292,696
Emirates NBD Bank PJSC (United Arab Emirates),
Jr. Sub. Notes
6.125%(ff)	03/20/25	(oo)	321	336,144
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.170%
1.326%(c)	05/15/26		766	780,866
Sr. Unsec’d. Notes
2.650%(ff)	10/21/32		179	180,187
3.272%(ff)	09/29/25		400	419,587
3.500%	01/23/25		3,021	3,186,623
3.500%	04/01/25		8,601	9,103,314
3.691%(ff)	06/05/28		531	573,087
3.750%	05/22/25		2,540	2,711,291
3.750%	02/25/26		682	733,811
3.850%	01/26/27		861	927,004
Sr. Unsec’d. Notes, MTN
4.000%	03/03/24		797	845,472
Sub. Notes
6.750%	10/01/37		2,081	2,950,695
Grupo Aval Ltd. (Colombia),
Gtd. Notes, 144A
4.375%	02/04/30		567	544,005

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
4.700%(ff)	03/09/31	(a)(oo)	1,160	$1,161,355
Sr. Unsec’d. Notes
0.976%(ff)	05/24/25		2,130	2,104,085
2.251%(ff)	11/22/27		647	649,049
2.804%(ff)	05/24/32		764	767,739
3.973%(ff)	05/22/30		200	217,442
4.583%(ff)	06/19/29		1,457	1,632,303
4.950%	03/31/30	(a)	390	457,313
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.625%	08/06/24		2,357	2,428,920
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes, 144A
4.625%	01/06/26		874	971,841
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A
4.198%(ff)	06/01/32		710	716,976
Itau Unibanco Holding SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.900%	01/24/23		417	421,433
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.005%(ff)	03/13/26		1,225	1,240,186
2.083%(ff)	04/22/26		572	580,696
2.182%(ff)	06/01/28		462	465,145
2.739%(ff)	10/15/30		2,748	2,819,589
2.950%	10/01/26		292	308,404
3.157%(ff)	04/22/42		308	320,705
3.220%(ff)	03/01/25		169	175,808
3.328%(ff)	04/22/52		147	158,497
3.540%(ff)	05/01/28	(a)	3,292	3,542,829
3.702%(ff)	05/06/30		62	67,629
3.782%(ff)	02/01/28		2,038	2,207,864
3.897%(ff)	01/23/49		149	172,668
3.900%	07/15/25		304	328,941
3.960%(ff)	01/29/27		1,442	1,561,079
4.005%(ff)	04/23/29		61	67,393
4.032%(ff)	07/24/48		376	444,411
4.260%(ff)	02/22/48		1,056	1,286,728
4.452%(ff)	12/05/29		404	458,484
Sub. Notes
2.956%(ff)	05/13/31		1,423	1,472,646
Kasikornbank PCL (Thailand),
Sub. Notes, EMTN
3.343%(ff)	10/02/31		250	250,292
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.627%(ff)	05/11/27		1,149	1,130,071
3.750%	01/11/27		215	232,438
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.193%	02/25/25	(a)	2,425	2,475,098
2.665%	07/25/22		294	297,346
2.998%	02/22/22		110	110,393
3.455%	03/02/23		272	280,073

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.979%(ff)	09/08/31	(a)	893	$857,714
2.201%(ff)	07/10/31		706	689,821
2.555%(ff)	09/13/25		2,437	2,502,555
2.839%(ff)	07/16/25		201	207,848
Morgan Stanley,
Sr. Unsec’d. Notes
0.731%(ff)	04/05/24	(a)	2,702	2,693,391
1.593%(ff)	05/04/27		1,882	1,862,711
3.217%(ff)	04/22/42		765	802,316
3.625%	01/20/27		661	717,311
Sr. Unsec’d. Notes, GMTN
1.512%(ff)	07/20/27		532	523,600
2.239%(ff)	07/21/32		746	730,882
2.699%(ff)	01/22/31		4,257	4,360,643
3.700%	10/23/24	(a)	4,097	4,364,307
3.772%(ff)	01/24/29		1,814	1,975,160
4.431%(ff)	01/23/30		1,288	1,466,681
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32		134	133,870
3.591%(ff)	07/22/28		2,145	2,313,805
6.250%	08/09/26	(a)	416	496,592
Sr. Unsec’d. Notes, Series F, MTN
3.875%	04/29/24		1,019	1,081,152
Nanyang Commercial Bank Ltd. (Hong Kong),
Jr. Sub. Notes
5.000%(ff)	06/02/22	(oo)	200	202,369
NBK Tier 1 Ltd. (Kuwait),
Gtd. Notes, 144A
3.625%(ff)	08/24/26	(oo)	200	197,841
Northern Trust Corp.,
Sr. Unsec’d. Notes
3.150%	05/03/29		299	321,797
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.089%(ff)	03/15/25		759	752,224
1.532%(ff)	08/21/26		1,090	1,072,956
3.571%	01/10/23		2,167	2,167,955
Sub. Notes, 144A
5.625%	09/15/45		1,935	2,508,446
Shinhan Financial Group Co. Ltd. (South Korea),
Jr. Sub. Notes
2.875%(ff)	05/12/26	(oo)	200	197,130
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
2.625%	01/22/25		4,346	4,454,924
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.819%(ff)	01/30/26		3,680	3,780,008
State Street Corp.,
Jr. Sub. Notes, Series F, 3 Month LIBOR + 3.597%
3.800%(c)	03/15/22	(oo)	144	144,181
Jr. Sub. Notes, Series H
5.625%(ff)	12/15/23	(a)(oo)	1,890	1,958,502

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.474%	07/08/25		2,344	$2,331,238
2.348%	01/15/25		1,056	1,081,683
2.696%	07/16/24		3,047	3,148,502
3.040%	07/16/29		2,515	2,626,307
TMB Bank PCL (Thailand),
Jr. Sub. Notes, EMTN
4.900%(ff)	12/02/24	(oo)	200	201,493
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
2.650%	06/12/24		2,796	2,899,713
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
4.375%(ff)	02/10/31	(oo)	285	280,979
7.000%(ff)	01/31/24	(oo)	1,520	1,635,763
Sr. Unsec’d. Notes, 144A
1.494%(ff)	08/10/27		510	497,628
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
1.982%(ff)	06/03/27		2,318	2,256,136
Washington Mutual Bank,
Sr. Unsec’d. Notes
2.608%	05/01/09	(d)	770	5,121
2.608%	11/06/09	(d)	980	6,517
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.068%(ff)	04/30/41		1,625	1,662,499
Sr. Unsec’d. Notes, MTN
3.584%(ff)	05/22/28		649	697,895

				220,859,161

Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		2,853	3,446,242
4.900%	02/01/46		2,502	3,169,217
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.000%	04/13/28		537	597,062
4.350%	06/01/40		2,466	2,900,079
4.600%	04/15/48		1,158	1,417,244
4.600%	06/01/60	(a)	973	1,213,875
4.750%	01/23/29		2,432	2,831,695
Central American Bottling Corp. (Guatemala),
Gtd. Notes, 144A
5.750%	01/31/27		154	158,800

				15,734,214

Biotechnology — 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.450%	02/21/30		232	236,124
4.400%	05/01/45		942	1,124,209

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
Biogen, Inc.,
Sr. Unsec’d. Notes
2.250%	05/01/30		925	$911,551
3.150%	05/01/50	(a)	438	426,847
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.150%	03/01/47	(a)	479	564,652
4.750%	03/01/46		1,101	1,395,298

				4,658,681

Building Materials — 0.3%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.242%	02/15/25		2,180	2,233,486
Cemex SAB de CV (Mexico),
Gtd. Notes, 144A
3.875%	07/11/31		1,625	1,621,355
5.200%	09/17/30		391	419,731
Johnson Controls International PLC,
Sr. Unsec’d. Notes
5.125%	09/14/45		7	9,178
Koppers, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25	(a)	1,271	1,289,686
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28		107	112,425
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29		46	50,351
4.200%	12/01/24		1,258	1,344,763
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		34	35,172
5.000%	02/15/27		81	83,375
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29		164	171,713

				7,371,235

Chemicals — 0.9%
Alpek SAB de CV (Mexico),
Gtd. Notes, 144A
3.250%	02/25/31		260	261,182
Ashland LLC,
Gtd. Notes, 144A
3.375%	09/01/31		3,170	3,142,551
Braskem America Finance Co. (Brazil),
Gtd. Notes, 144A
7.125%	07/22/41	(a)	3,653	4,709,993
Braskem Idesa SAPI (Mexico),
Sr. Sec’d. Notes, 144A
6.990%	02/20/32		200	201,564
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes
8.500%(ff)	01/23/81		217	252,907

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Gtd. Notes, 144A
5.875%	01/31/50		322	$369,872
8.500%(ff)	01/23/81		417	486,001
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.493%	11/15/25		1,371	1,514,905
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.750%	08/18/55		893	877,455
Equate Petrochemical BV (Kuwait),
Gtd. Notes, 144A, MTN
2.625%	04/28/28		200	200,412
LYB International Finance III LLC,
Gtd. Notes
4.200%	05/01/50		616	711,255
MEGlobal Canada ULC (Kuwait),
Gtd. Notes, 144A, MTN
5.000%	05/18/25		340	371,001
Gtd. Notes, EMTN
5.875%	05/18/30		200	242,496
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
3.750%	06/23/31		1,450	1,410,946
5.625%	04/25/24		2,968	3,176,855
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
5.875%	09/17/44		3,439	4,235,422
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.500%	03/18/31		310	311,423
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.300%	05/15/30	(a)	724	725,239
Sociedad Quimica y Minera de Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
4.250%	01/22/50	(a)	2,480	2,676,731
Valvoline, Inc.,
Gtd. Notes, 144A
4.250%	02/15/30		396	404,077
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		1,035	1,008,307
Westlake Chemical Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/61		453	435,697

				27,726,291

Coal — 0.0%
SunCoke Energy, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	06/30/29		883	879,234

Commercial Services — 0.5%
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.625%	10/01/27		184	190,768
Atento Luxco 1 SA (Brazil),
Sr. Sec’d. Notes, 144A
8.000%	02/10/26	(a)	157	167,284

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Equifax, Inc.,
Sr. Unsec’d. Notes
2.600%	12/15/25		487	$504,247
3.300%	12/15/22		780	793,824
7.000%	07/01/37		310	436,916
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118		715	1,022,413
Global Payments, Inc.,
Sr. Unsec’d. Notes
1.200%	03/01/26		1,658	1,613,255
2.150%	01/15/27		117	117,554
3.200%	08/15/29		1,039	1,081,812
4.800%	04/01/26		1,016	1,128,142
GXO Logistics, Inc.,
Sr. Unsec’d. Notes, 144A
1.650%	07/15/26		80	78,298
2.650%	07/15/31		405	399,448
Herc Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/15/27		204	212,373
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.750%	08/01/28		1,000	1,156,238
Moody’s Corp.,
Sr. Unsec’d. Notes
3.100%	11/29/61		406	403,560
3.250%	01/15/28		178	191,091
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
3.000%	05/22/30		1,261	1,324,426
4.000%	03/18/29		1,072	1,188,763
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	09/01/25	(a)	674	700,966
9.250%	04/15/25		208	235,020
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		1,245	1,254,852

				14,201,250

Computers — 0.5%
Apple, Inc.,
Sr. Unsec’d. Notes
2.550%	08/20/60		1,042	980,971
2.800%	02/08/61		362	357,814
3.850%	05/04/43	(a)	653	771,400
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
3.450%	12/15/51		304	291,882
Sr. Unsec’d. Notes
4.900%	10/01/26		565	636,918
5.850%	07/15/25		469	531,981
8.350%	07/15/46		32	53,592
HCL America, Inc. (India),
Gtd. Notes, 144A
1.375%	03/10/26		2,415	2,355,970

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
4.450%	10/02/23		1,263	$1,333,217
6.200%	10/15/35		2,364	3,100,274
HP, Inc.,
Sr. Unsec’d. Notes
6.000%	09/15/41		60	79,925
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.300%	05/15/26		333	356,431
4.250%	05/15/49	(a)	574	696,190
Leidos, Inc.,
Gtd. Notes
2.300%	02/15/31		859	824,532
4.375%	05/15/30		1,436	1,601,906
Science Applications International Corp.,
Gtd. Notes, 144A
4.875%	04/01/28		242	248,087
Seagate HDD Cayman,
Gtd. Notes
4.125%	01/15/31	(a)	325	338,135
Western Digital Corp.,
Sr. Unsec’d. Notes
2.850%	02/01/29		142	143,344

				14,702,569

Cosmetics/Personal Care — 0.1%
Natura Cosmeticos SA (Brazil),
Gtd. Notes, 144A
4.125%	05/03/28		2,010	1,972,849

Distribution/Wholesale — 0.1%
American Builders & Contractors Supply Co., Inc.,
Sr. Sec’d. Notes, 144A
4.000%	01/15/28		138	141,187
Sr. Unsec’d. Notes, 144A
3.875%	11/15/29		2,086	2,083,806
KAR Auction Services, Inc.,
Gtd. Notes, 144A
5.125%	06/01/25	(a)	161	163,041
Univar Solutions USA, Inc.,
Gtd. Notes, 144A
5.125%	12/01/27	(a)	1,067	1,113,888

				3,501,922

Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.000%	10/29/28		905	918,570
4.450%	10/01/25		208	223,984
4.450%	04/03/26		600	651,688
Air Lease Corp.,
Sr. Unsec’d. Notes
1.875%	08/15/26	(a)	1,026	1,010,338
Sr. Unsec’d. Notes, GMTN
3.750%	06/01/26		3,083	3,285,822

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Aircastle Ltd.,
Sr. Unsec’d. Notes, 144A
2.850%	01/26/28		2,808	$2,828,659
Ally Financial, Inc.,
Sr. Unsec’d. Notes
3.050%	06/05/23	(a)	3,855	3,951,310
American Express Co.,
Sr. Unsec’d. Notes
2.500%	07/30/24	(a)	2,612	2,698,003
Antares Holdings LP (Canada),
Sr. Unsec’d. Notes, 144A
3.950%	07/15/26		800	822,962
ASG Finance Designated Activity Co. (Cyprus),
Gtd. Notes, 144A
7.875%	12/03/24		694	679,549
Avianca Midco 2 Ltd. (Colombia),
Sr. Sec’d. Notes, 144A
9.000%	12/01/28		262	261,564
Avolon Holdings Funding Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A
2.750%	02/21/28		1,203	1,186,442
Blackstone Private Credit Fund,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/27		917	918,129
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN
1.625%	04/29/24		2,526	2,523,373
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.900%	01/29/24		1,024	1,078,626
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series H
4.000%(ff)	12/01/30	(oo)	1,099	1,108,875
Coastal Emerald Ltd. (China),
Gtd. Notes
4.300%(ff)	08/01/24	(oo)	300	296,620
Discover Financial Services,
Sr. Unsec’d. Notes
4.500%	01/30/26		188	205,906
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
2.100%	06/15/30		602	597,127
3.750%	09/21/28		317	350,769
Navient Corp.,
Sr. Unsec’d. Notes
5.000%	03/15/27	(a)	1,336	1,362,115
5.875%	10/25/24		273	291,538
6.750%	06/25/25		88	96,888
6.750%	06/15/26		264	291,753
7.250%	09/25/23		54	58,185
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24		1,067	1,137,779
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31		930	916,823

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28		2,545	$2,499,052
Operadora de Servicios Mega SA de CV Sofom ER (Mexico),
Sr. Unsec’d. Notes, 144A
8.250%	02/11/25		200	185,797
ORIX Corp. (Japan),
Sr. Unsec’d. Notes
2.900%	07/18/22		15	15,163
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes
4.500%	06/18/29		300	320,077
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A
3.625%	03/01/29	(a)	843	846,981
3.875%	03/01/31	(a)	1,710	1,742,087
4.000%	10/15/33	(a)	555	562,429
Shriram Transport Finance Co. Ltd. (India),
Sr. Sec’d. Notes, EMTN
5.100%	07/16/23		200	204,353
Synchrony Financial,
Sr. Unsec’d. Notes
3.700%	08/04/26		208	221,156
4.500%	07/23/25		16	17,297
United Wholesale Mortgage LLC,
Sr. Unsec’d. Notes, 144A
5.500%	11/15/25	(a)	873	891,472
XP, Inc. (Brazil),
Gtd. Notes, 144A
3.250%	07/01/26	(a)	486	466,705

				37,725,966

Electric — 2.6%
Acwa Power Management & Investments One Ltd. (Saudi Arabia),
Sr. Sec’d. Notes, 144A
5.950%	12/15/39		3,033	3,599,287
Adani Electricity Mumbai Ltd. (India),
Sr. Sec’d. Notes
3.949%	02/12/30		200	197,839
Adani Transmission Ltd. (India),
Sr. Sec’d. Notes
4.250%	05/21/36		181	184,855
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.450%	05/15/51		516	526,379
3.950%	06/01/28		546	599,982
Sr. Unsec’d. Notes, Series H
3.450%	01/15/50		267	273,122
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.150%	09/15/49		388	396,321
3.800%	06/15/49		443	504,748
Sr. Unsec’d. Notes, Series M
3.650%	04/01/50	(a)	472	522,803
Sr. Unsec’d. Notes, Series N
2.750%	08/15/51		105	100,558

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
AES Corp. (The),
Sr. Unsec’d. Notes, 144A
3.300%	07/15/25		561	$583,906
3.950%	07/15/30		286	303,479
Alabama Power Co.,
Sr. Unsec’d. Notes
3.125%	07/15/51		95	97,314
3.450%	10/01/49		462	493,244
3.750%	03/01/45		187	207,052
4.150%	08/15/44		7	8,193
Ameren Illinois Co.,
First Mortgage
3.250%	03/15/50		343	364,387
3.800%	05/15/28	(a)	477	526,384
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
2.650%	01/15/32		541	547,494
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.900%	06/15/50		160	159,628
3.200%	09/15/49		204	211,263
3.500%	08/15/46		419	457,413
3.750%	08/15/47		318	361,630
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		1,255	1,210,517
4.500%	02/15/28		1,761	1,826,788
Sr. Unsec’d. Notes, 144A
5.000%	02/01/31		2,244	2,265,796
Capex SA (Argentina),
Sr. Unsec’d. Notes, 144A
6.875%	05/15/24		122	115,987
CenterPoint Energy Houston Electric LLC,
First Mortgage, Series AE
2.350%	04/01/31		266	270,855
First Mortgage, Series AF
3.350%	04/01/51	(a)	447	494,429
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes, SOFR + 0.650%
0.700%(c)	05/13/24		1,391	1,390,964
Clearway Energy Operating LLC,
Gtd. Notes, 144A
3.750%	02/15/31		2,416	2,415,114
Cometa Energia SA de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	04/24/35		3,121	3,543,770
Commonwealth Edison Co.,
First Mortgage
4.000%	03/01/48		270	317,851
First Mortgage, Series 130
3.125%	03/15/51		405	421,207
Consumers Energy Co.,
First Mortgage
2.650%	08/15/52		33	32,228
3.100%	08/15/50		259	270,624
3.500%	08/01/51		226	254,752
3.750%	02/15/50		742	855,274

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
4.050%	05/15/48		172	$206,141
DPL, Inc.,
Sr. Unsec’d. Notes
4.125%	07/01/25		541	565,797
4.350%	04/15/29	(a)	530	563,779
DTE Electric Co.,
General Ref. Mortgage
3.950%	03/01/49		353	419,845
General Ref. Mortgage, Series A
4.050%	05/15/48		576	693,373
Duke Energy Carolinas LLC,
First Mortgage
3.450%	04/15/51		161	176,716
3.700%	12/01/47		161	179,679
3.950%	11/15/28		280	311,790
3.950%	03/15/48		142	164,652
First Ref. Mortgage
3.750%	06/01/45		187	209,153
Duke Energy Florida LLC,
First Mortgage
1.750%	06/15/30		185	178,009
2.500%	12/01/29	(a)	1,327	1,358,182
3.000%	12/15/51		177	180,062
Duke Energy Progress LLC,
First Mortgage
2.900%	08/15/51		205	205,508
3.450%	03/15/29		1,535	1,660,260
Edison International,
Sr. Unsec’d. Notes
2.400%	09/15/22		118	119,009
3.125%	11/15/22		3	3,045
4.950%	04/15/25		779	849,426
Empresas Publicas de Medellin ESP (Colombia),
Sr. Unsec’d. Notes, 144A
4.250%	07/18/29		221	209,630
4.375%	02/15/31		200	188,029
Enel Americas SA (Chile),
Sr. Unsec’d. Notes
4.000%	10/25/26	(a)	655	699,834
Enel Generacion Chile SA (Chile),
Sr. Unsec’d. Notes
4.250%	04/15/24		1,094	1,143,336
Entergy Arkansas LLC,
First Mortgage
3.350%	06/15/52		276	292,364
Entergy Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/30		1,055	1,069,522
Entergy Louisiana LLC,
Collateral Trust
4.200%	09/01/48		643	770,033
Exelon Corp.,
Sr. Unsec’d. Notes
4.700%	04/15/50		145	182,820
5.100%	06/15/45		88	113,951

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
FEL Energy VI Sarl (Mexico),
Sr. Sec’d. Notes
5.750%	12/01/40		311	$309,180
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.050%	03/01/25		146	145,198
2.650%	03/01/30	(a)	749	741,052
Sr. Unsec’d. Notes, Series B
4.400%	07/15/27	(a)	901	970,266
Sr. Unsec’d. Notes, Series C
3.400%	03/01/50		442	433,719
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		1,670	1,781,951
4.550%	04/01/49		1,122	1,286,821
5.450%	07/15/44		400	502,543
Florida Power & Light Co.,
First Mortgage
2.875%	12/04/51		470	479,345
3.150%	10/01/49		949	1,016,575
3.700%	12/01/47		364	417,750
3.950%	03/01/48		545	654,575
Generacion Mediterranea SA/Central Termica Roca SA (Argentina),
Sr. Unsec’d. Notes, 144A
9.625%	12/01/27		470	380,878
Genneia SA (Argentina),
Sr. Sec’d. Notes, 144A
8.750%	09/02/27		178	167,128
LLPL Capital Pte Ltd. (Indonesia),
Sr. Sec’d. Notes
6.875%	02/04/39		179	204,405
MidAmerican Energy Co.,
First Mortgage
2.700%	08/01/52		647	634,095
3.100%	05/01/27		88	93,808
3.650%	04/15/29		2,124	2,340,968
4.250%	07/15/49		328	405,307
Mid-Atlantic Interstate Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.100%	05/15/28		121	132,934
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes
5.125%	05/07/29		250	242,516
National Rural Utilities Cooperative Finance Corp.,
Sub. Notes
4.750%(ff)	04/30/43		2,384	2,433,112
Northern States Power Co.,
First Mortgage
2.900%	03/01/50		388	391,690
3.200%	04/01/52		221	237,119
3.600%	05/15/46		102	115,170
NPC Ukrenergo (Ukraine),
Gov’t. Gtd. Notes, 144A
6.875%	11/09/26		262	230,286
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		134	141,502

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Gtd. Notes, 144A
3.875%	02/15/32		1,030	$1,013,144
5.250%	06/15/29		120	128,475
Sr. Sec’d. Notes, 144A
2.450%	12/02/27		1,665	1,651,930
NSTAR Electric Co.,
Sr. Unsec’d. Notes
3.950%	04/01/30		293	330,288
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49		328	377,644
Sr. Unsec’d. Notes, Series Q
1.625%	01/15/31	(a)	313	294,942
Sr. Unsec’d. Notes, Series R
2.900%	10/01/51		387	376,248
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
3.100%	09/15/49		203	212,576
3.700%	11/15/28		651	716,726
3.800%	09/30/47		277	321,447
5.350%	10/01/52		206	301,721
5.750%	03/15/29		10	12,258
Orazul Energy Egenor SCA (Peru),
Gtd. Notes, 144A
5.625%	04/28/27		200	192,751
Pacific Gas & Electric Co.,
First Mortgage
2.500%	02/01/31		61	58,112
4.950%	07/01/50		726	795,248
Sr. Sec’d. Notes
3.250%	06/01/31	(a)	484	486,197
Pattern Energy Operations LP/Pattern Energy Operations, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28		1,165	1,213,482
PECO Energy Co.,
First Mortgage
3.050%	03/15/51		562	577,298
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
6.250%	01/25/49		200	252,326
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28	(a)	673	707,549
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50		292	248,502
3.650%	09/01/28		792	871,030
Sr. Sec’d. Notes, MTN
3.000%	03/01/51		140	144,191
Southern California Edison Co.,
First Mortgage
2.250%	06/01/30		999	989,326
First Mortgage, Series 20C
1.200%	02/01/26		192	188,457
First Ref. Mortgage
1.845%	02/01/22		70	70,189

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Southwestern Public Service Co.,
First Mortgage, Series 8
3.150%	05/01/50		661	$690,810
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak (Indonesia),
Sr. Sec’d. Notes
4.850%	10/14/38		250	273,857
Sr. Sec’d. Notes, 144A
4.850%	10/14/38		340	372,446
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.300%	06/15/48		158	194,168
4.450%	06/15/49		242	307,137
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	(a)	1,800	1,908,449
Transelec SA (Chile),
Sr. Unsec’d. Notes, 144A
4.250%	01/14/25		1,620	1,712,649
4.625%	07/26/23		360	378,075
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.000%	01/15/43		624	719,027
Sr. Unsec’d. Notes, Series A
6.000%	05/15/37		67	91,990
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		209	216,961
5.500%	09/01/26		209	215,048
5.625%	02/15/27		209	216,102
Sr. Sec’d. Notes, 144A
4.300%	07/15/29		1,436	1,538,787

				77,884,838

Electrical Components & Equipment — 0.0%
Molex Electronic Technologies LLC,
Sr. Unsec’d. Notes, 144A
3.900%	04/15/25		1,110	1,168,695

Electronics — 0.2%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
2.100%	06/04/30		408	399,507
2.750%	09/15/29		109	112,687
3.050%	09/22/26	(a)	1,053	1,112,331
Jabil, Inc.,
Sr. Unsec’d. Notes
3.000%	01/15/31	(a)	944	971,167
Sensata Technologies BV,
Gtd. Notes, 144A
4.000%	04/15/29	(a)	975	995,785
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31	(a)	1,074	1,071,713

				4,663,190

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Energy-Alternate Sources — 0.0%
Continuum Energy Levanter Pte Ltd. (India),
Sr. Sec’d. Notes, 144A
4.500%	02/09/27		248	$253,838
Greenko Dutch BV (India),
Gtd. Notes
3.850%	03/29/26		197	199,043
ReNew Power Synthetic (India),
Sr. Sec’d. Notes
6.670%	03/12/24		300	311,598
Renewable Energy Group, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	06/01/28		68	69,885

				834,364

Engineering & Construction — 0.1%
Aeropuerto Internacional de Tocumen SA (Panama),
Sr. Sec’d. Notes, 144A
5.125%	08/11/61		210	220,023
Delhi International Airport Ltd. (India),
Sr. Sec’d. Notes
6.125%	10/31/26		200	204,677
HTA Group Ltd. (Tanzania),
Gtd. Notes, 144A
7.000%	12/18/25		265	276,052
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
5.500%	07/31/47		644	644,693
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	09/15/28		170	175,161

				1,520,606

Entertainment — 0.2%
Affinity Gaming,
Sr. Sec’d. Notes, 144A
6.875%	12/15/27		189	197,741
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25		1,258	1,321,358
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29		104	104,591
8.125%	07/01/27		396	438,317
Caesars Resort Collection LLC/CRC Finco, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	07/01/25		235	245,629
Cedar Fair LP,
Gtd. Notes
5.250%	07/15/29		168	173,180
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC,
Gtd. Notes
5.375%	04/15/27		166	170,217
Sr. Sec’d. Notes, 144A
5.500%	05/01/25	(a)	464	482,236
Churchill Downs, Inc.,
Gtd. Notes, 144A
4.750%	01/15/28		102	106,127

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
5.500%	04/01/27		199	$206,715
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
4.875%	05/01/29		323	327,791
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	11/15/27		821	890,800
Scientific Games International, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	10/15/25		78	80,271
SeaWorld Parks & Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	05/01/25		354	376,483
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29	(a)	477	485,166
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25	(a)	428	449,400

				6,056,022

Environmental Control — 0.1%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.375%	03/15/33		225	223,853
3.950%	05/15/28		177	196,233
Waste Management, Inc.,
Gtd. Notes
1.150%	03/15/28	(a)	911	868,648
2.000%	06/01/29		229	227,735
Waste Pro USA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	02/15/26		86	85,991

				1,602,460

Food Service — 0.0%
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	02/01/28		183	189,397

Foods — 0.6%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.250%	03/15/26	(a)	2,236	2,284,638
3.500%	03/15/29	(a)	1,710	1,711,292
4.875%	02/15/30		34	36,750
5.875%	02/15/28		156	165,650
BRF GmbH (Brazil),
Gtd. Notes, 144A
4.350%	09/29/26		273	275,777
BRF SA (Brazil),
Sr. Unsec’d. Notes, 144A
5.750%	09/21/50	(a)	2,825	2,807,996
Cydsa SAB de CV (Mexico),
Gtd. Notes, 144A
6.250%	10/04/27	(a)	347	358,249

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.750%	02/15/28		193	$208,405
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29		236	259,939
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		53	57,650
Minerva Luxembourg SA (Brazil),
Gtd. Notes, 144A
4.375%	03/18/31	(a)	2,365	2,252,469
Performance Food Group, Inc.,
Gtd. Notes, 144A
5.500%	10/15/27		180	187,941
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.875%	09/30/27		284	299,853
Post Holdings, Inc.,
Gtd. Notes, 144A
4.625%	04/15/30	(a)	2,377	2,412,451
5.500%	12/15/29		131	137,705
5.625%	01/15/28		163	172,786
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31		2,334	2,316,464
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	10/15/30		239	239,310

				16,185,325

Forest Products & Paper — 0.1%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.750%	11/15/29		172	240,658
8.875%	05/15/31		159	246,289
International Paper Co.,
Sr. Unsec’d. Notes
6.000%	11/15/41		225	311,441
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		1,146	1,165,737
Gtd. Notes, Series DM3N
3.125%	01/15/32		1,400	1,354,514

				3,318,639

Gas — 0.2%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
0.625%	03/09/23		1,596	1,591,818
4.125%	03/15/49		219	262,188
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		428	438,884
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
1.750%	10/01/30	(a)	1,606	1,526,251

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (cont’d.)
ONE Gas, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30			196	$191,340
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
2.500%	03/15/31			428	427,122
Promigas SA ESP/Gases del Pacifico SAC (Colombia),
Sr. Unsec’d. Notes
3.750%	10/16/29			332	327,113

					4,764,716

Healthcare-Products — 0.2%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30			509	518,543
DH Europe Finance II Sarl,
Gtd. Notes
1.800%	09/18/49		EUR	315	377,995
Medtronic Global Holdings SCA,
Gtd. Notes
1.500%	07/02/39		EUR	420	492,305
1.750%	07/02/49		EUR	500	583,277
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29			1,825	1,818,651
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.800%	10/15/41			390	393,827
Sr. Unsec’d. Notes, EMTN
1.875%	10/01/49		EUR	610	712,180

					4,896,778

Healthcare-Services — 0.8%
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42			283	333,595
Anthem, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51			379	421,387
4.101%	03/01/28			506	563,814
Centene Corp.,
Sr. Unsec’d. Notes
2.450%	07/15/28			612	605,384
2.500%	03/01/31			2,423	2,358,617
2.625%	08/01/31			1,590	1,564,126
3.375%	02/15/30			1,592	1,626,075
4.625%	12/15/29			119	128,424
Charles River Laboratories International, Inc.,
Gtd. Notes, 144A
4.250%	05/01/28			18	18,753
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30	(a)		2,415	2,479,103
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30			300	316,849
5.375%	02/01/25			334	366,989

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
5.625%	09/01/28		50	$58,402
5.875%	02/01/29		67	79,894
Sr. Sec’d. Notes
2.375%	07/15/31		1,593	1,567,461
4.750%	05/01/23		1,087	1,139,024
5.250%	04/15/25		2,408	2,667,788
5.250%	06/15/26		1,098	1,235,121
5.250%	06/15/49		490	631,668
Humana, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/30	(a)	448	525,543
Roche Holdings, Inc. (Switzerland),
Gtd. Notes, 144A
2.607%	12/13/51		471	462,114
Select Medical Corp.,
Gtd. Notes, 144A
6.250%	08/15/26	(a)	1,460	1,546,699
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
6.250%	02/01/27	(a)	501	518,434
Sr. Sec’d. Notes, 144A
4.250%	06/01/29		427	434,650
4.375%	01/15/30		727	736,953
4.625%	06/15/28		47	48,365
4.875%	01/01/26	(a)	328	336,969
5.125%	11/01/27		50	52,129
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.250%	05/15/51		168	181,937
4.200%	01/15/47		621	756,576
4.625%	11/15/41		905	1,136,123

				24,898,966

Home Builders — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29		100	99,911
6.625%	01/15/28		673	710,367
Beazer Homes USA, Inc.,
Gtd. Notes
7.250%	10/15/29		621	692,483
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
6.250%	09/15/27		197	206,437
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29		135	137,968
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27		718	756,159
Forestar Group, Inc.,
Gtd. Notes, 144A
3.850%	05/15/26		1,044	1,047,551
Lennar Corp.,
Gtd. Notes
4.500%	04/30/24		37	39,340
4.750%	11/15/22		160	163,664

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
M/I Homes, Inc.,
Gtd. Notes
4.950%	02/01/28		560	$583,057
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30		372	378,980
5.250%	12/15/27		294	309,125
New Home Co., Inc. (The),
Gtd. Notes, 144A
7.250%	10/15/25		116	118,535
NVR, Inc.,
Sr. Unsec’d. Notes
3.000%	05/15/30		1,415	1,470,038
Tri Pointe Homes, Inc.,
Gtd. Notes
5.250%	06/01/27		307	330,313
5.700%	06/15/28		31	34,133

				7,078,061

Household Products/Wares — 0.0%
Kimberly-Clark de Mexico SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
2.431%	07/01/31		425	422,166

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/25	(a)	443	482,053

Insurance — 0.4%
Ambac Assurance Corp.,
Sub. Notes, 144A
5.100%	–	(d)(rr)	42	55,537
American International Group, Inc.,
Sr. Unsec’d. Notes
4.375%	01/15/55		203	249,827
4.500%	07/16/44		616	759,236
4.750%	04/01/48		218	279,407
Aon Corp.,
Gtd. Notes
2.800%	05/15/30		645	664,785
3.750%	05/02/29	(a)	352	385,935
4.500%	12/15/28		1,320	1,505,059
Ascot Group Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
4.250%	12/15/30		385	396,527
Athene Global Funding,
Sec’d. Notes, 144A
2.450%	08/20/27		1,600	1,631,725
Brighthouse Financial, Inc.,
Sr. Unsec’d. Notes
5.625%	05/15/30	(a)	1,972	2,354,124
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
4.300%	04/15/43		139	162,832
Heungkuk Life Insurance Co. Ltd. (South Korea),
Sub. Notes
4.475%(ff)	11/09/22	(oo)	200	201,465

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.950%	05/15/60			972	$1,076,047
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
1.349%	09/21/26		EUR	485	576,190
1.979%	03/21/30		EUR	307	382,068
2.250%	11/15/30	(a)		756	755,019
OneAmerica Financial Partners, Inc.,
Sr. Unsec’d. Notes, 144A
4.250%	10/15/50	(a)		368	400,426

					11,836,209

Internet — 0.5%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
3.250%	02/09/61			495	458,885
3.600%	11/28/24			135	142,109
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	06/03/50	(a)		1,460	1,389,532
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.375%	10/09/30	(a)		520	505,288
3.075%	04/07/25	(a)		800	830,082
eBay, Inc.,
Sr. Unsec’d. Notes
1.400%	05/10/26			1,128	1,111,096
Expedia Group, Inc.,
Gtd. Notes
3.600%	12/15/23			1,125	1,169,547
4.625%	08/01/27	(a)		552	616,878
Gtd. Notes, 144A
6.250%	05/01/25			279	314,903
MercadoLibre, Inc. (Argentina),
Gtd. Notes
2.375%	01/14/26			530	512,618
3.125%	01/14/31			710	671,514
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.680%	01/21/30			1,640	1,690,158
3.832%	02/08/51			2,548	2,376,292
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
3.290%	06/03/60			2,540	2,382,442

					14,171,344

Investment Companies — 0.4%
Ares Capital Corp.,
Sr. Unsec’d. Notes
2.150%	07/15/26	(a)		3,282	3,242,630
FS KKR Capital Corp.,
Sr. Unsec’d. Notes
3.400%	01/15/26			2,510	2,558,445
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.375%	02/01/29			1,190	1,168,304

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Investment Companies (cont’d.)
5.250%	05/15/27	544	$559,232
Owl Rock Capital Corp.,
Sr. Unsec’d. Notes
2.625%	01/15/27	757	740,829
3.400%	07/15/26	1,999	2,036,276
Owl Rock Technology Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.750%	06/17/26	1,502	1,546,645

			11,852,361

Iron/Steel — 0.0%
ABJA Investment Co. Pte Ltd. (India),
Sr. Unsec’d. Notes
5.450%	01/24/28	200	219,089
Nucor Corp.,
Sr. Unsec’d. Notes
3.950%	05/01/28	300	331,261
Periama Holdings LLC (India),
Gtd. Notes
5.950%	04/19/26	200	212,857

			763,207

Lodging — 0.2%
Boyd Gaming Corp.,
Gtd. Notes, 144A
8.625%	06/01/25	74	79,235
Champion Path Holdings Ltd. (Macau),
Gtd. Notes
4.850%	01/27/28	200	190,734
Fortune Star BVI Ltd. (China),
Gtd. Notes
5.050%	01/27/27	200	192,914
5.950%	10/19/25	200	200,885
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32	999	994,665
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30	184	207,895
Sr. Unsec’d. Notes, Series GG
3.500%	10/15/32	2,846	2,981,851
Sr. Unsec’d. Notes, Series HH
2.850%	04/15/31	385	384,082
Marriott Ownership Resorts, Inc.,
Sr. Sec’d. Notes, 144A
6.125%	09/15/25	296	308,540
Melco Resorts Finance Ltd. (Hong Kong),
Sr. Unsec’d. Notes
5.375%	12/04/29	220	212,857
MGM China Holdings Ltd. (Macau),
Sr. Unsec’d. Notes
5.875%	05/15/26	200	200,909
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	17	17,746
5.500%	04/15/27	28	30,016
5.750%	06/15/25	29	31,282

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
4.375%	06/18/30	(a)	250	$255,138
Studio City Finance Ltd. (Macau),
Gtd. Notes
5.000%	01/15/29		200	179,950
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.250%	05/15/27	(a)	185	188,825
5.500%	03/01/25		368	380,527
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes
5.500%	01/15/26		200	187,810

				7,225,861

Machinery-Construction & Mining — 0.0%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
2.150%	11/08/24	(a)	788	811,210

Machinery-Diversified — 0.2%
Clark Equipment Co. (South Korea),
Sr. Sec’d. Notes, 144A
5.875%	06/01/25	(a)	431	447,210
CNH Industrial Capital LLC,
Gtd. Notes
1.950%	07/02/23		890	901,629
4.200%	01/15/24		1,471	1,554,630
4.375%	04/05/22		1,721	1,736,578
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.600%	03/07/24		819	847,471
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.565%	02/15/30	(a)	412	417,808
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A
5.250%	07/15/27	(a)	608	638,607

				6,543,933

Media — 1.1%
AMC Networks, Inc.,
Gtd. Notes
4.250%	02/15/29	(a)	1,986	1,977,457
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	01/15/34	(a)	3,330	3,279,108
4.750%	03/01/30		242	252,279
5.375%	06/01/29		211	227,790
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.850%	04/01/61		534	503,744
3.950%	06/30/62		235	227,059
4.400%	12/01/61	(a)	512	529,574
5.125%	07/01/49		164	189,931
5.375%	05/01/47		155	185,122
5.750%	04/01/48		145	181,055

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
6.484%	10/23/45			2,864	$3,915,520
Clear Channel Worldwide Holdings, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	08/15/27			254	262,842
Comcast Corp.,
Gtd. Notes
1.950%	01/15/31			1,077	1,053,151
2.650%	02/01/30			1,615	1,672,807
3.150%	02/15/28			562	603,409
3.400%	04/01/30	(a)		479	522,077
3.450%	02/01/50			288	307,697
3.750%	04/01/40			843	943,026
3.969%	11/01/47			238	272,537
4.000%	08/15/47			663	760,000
Gtd. Notes, 144A
2.887%	11/01/51			543	525,323
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24			624	650,313
3.600%	06/15/51			617	649,777
CSC Holdings LLC,
Sr. Unsec’d. Notes, 144A
5.750%	01/15/30			413	412,943
7.500%	04/01/28			201	215,785
Discovery Communications LLC,
Gtd. Notes
1.900%	03/19/27		EUR	1,239	1,480,314
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
6.375%	05/01/26			134	140,046
Sr. Sec’d. Notes, 144A
4.750%	01/15/28			22	22,324
5.250%	08/15/27			156	162,221
Nexstar Media, Inc.,
Gtd. Notes, 144A
4.750%	11/01/28			232	237,294
5.625%	07/15/27			192	202,360
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.000%	07/15/28			1,733	1,744,712
5.500%	07/01/29			202	217,904
TEGNA, Inc.,
Gtd. Notes
4.625%	03/15/28			445	450,149
5.000%	09/15/29	(a)		36	36,918
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42			392	426,116
5.875%	11/15/40			684	850,224
6.550%	05/01/37			625	818,722
6.750%	06/15/39			1,584	2,159,436
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
4.375%	03/15/43			303	344,628
5.850%	09/01/43			566	765,025

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
VTR Comunicaciones SpA (Chile),
Sr. Sec’d. Notes, 144A
4.375%	04/15/29		290	$286,879
Walt Disney Co. (The),
Gtd. Notes
3.600%	01/13/51		832	941,389
Ziggo BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/27		254	261,607

				31,868,594

Mining — 0.6%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
2.250%	03/17/28	(a)	365	358,856
2.625%	09/10/30		285	279,261
2.875%	03/17/31	(a)	318	316,381
3.950%	09/10/50	(a)	670	724,187
5.625%	04/01/30		1,969	2,333,439
AngloGold Ashanti Holdings PLC (Tanzania),
Gtd. Notes
3.750%	10/01/30		200	201,109
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.375%	04/01/31	(a)	2,150	2,262,147
Fresnillo PLC (Mexico),
Sr. Unsec’d. Notes, 144A
4.250%	10/02/50		2,247	2,358,372
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
1.625%	04/27/26		1,611	1,582,052
2.500%	09/01/30	(a)	5,373	5,220,410
2.625%	09/23/31		296	287,307
2.850%	04/27/31	(a)	610	605,616
3.375%	09/23/51		141	134,824
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30		783	772,705
Vedanta Resources Finance II PLC (India),
Gtd. Notes
13.875%	01/21/24		200	212,200
Gtd. Notes, 144A
8.950%	03/11/25		400	391,501

				18,040,367

Miscellaneous Manufacturing — 0.1%
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35		1,180	1,415,229
Pearl Holding II Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, Cash coupon 6.000% or PIK N/A
6.000%	01/31/22	^(oo)	95	3,817
Pearl Holding III Ltd. (China),
Sr. Sec’d. Notes, EMTN
9.000%	10/22/25		76	51,680

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (cont’d.)
Textron, Inc.,
Sr. Unsec’d. Notes
3.000%	06/01/30		1,215	$1,258,799
3.900%	09/17/29		830	911,043

				3,640,568

Oil & Gas — 1.7%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
3.000%	01/15/25		600	623,095
BP Capital Markets America, Inc.,
Gtd. Notes
3.001%	03/17/52		440	431,347
3.119%	05/04/26		347	367,336
3.790%	02/06/24		625	659,673
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.814%	02/10/24		1,002	1,057,411
California Resources Corp.,
Gtd. Notes, 144A
7.125%	02/01/26		148	153,708
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/15/52		48	48,360
Centennial Resource Production LLC,
Gtd. Notes, 144A
5.375%	01/15/26		58	57,552
Chesapeake Energy Corp.,
Gtd. Notes
5.375%	06/15/21	(d)	113	1,130
6.125%	02/15/21	(d)	1,467	14,670
6.625%	08/15/20	(d)	100	1,000
Gtd. Notes, 144A
5.875%	02/01/29		148	158,435
Chevron USA, Inc.,
Gtd. Notes
2.343%	08/12/50	(a)	305	281,667
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24	(a)	196	196,907
CNPC General Capital Ltd. (China),
Gtd. Notes, 144A
3.950%	04/19/22		2,445	2,465,050
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25		112	114,994
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30		1,861	1,997,490
4.750%	05/15/42		303	350,603
5.000%	06/15/45	(a)	232	282,002
5.875%	06/15/28		36	39,037
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24		1,585	1,645,515
3.125%	03/24/31	(a)	1,847	1,904,458
3.250%	12/01/26		320	337,793

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
3.500%	12/01/29		1,530		$1,621,692
4.400%	03/24/51		307		352,362
4.750%	05/31/25		1,074		1,176,670
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.625%	11/02/31		150		145,708
5.375%	06/26/26		132		139,337
5.875%	05/28/45		92		88,112
5.875%	11/02/51		381		357,290
6.875%	04/29/30		674		753,118
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		1,545		1,554,996
EQT Corp.,
Sr. Unsec’d. Notes
3.900%	10/01/27	(a)	510		547,840
5.000%	01/15/29		98		109,084
Sr. Unsec’d. Notes, 144A
3.125%	05/15/26		184		189,169
Frontera Energy Corp. (Colombia),
Gtd. Notes, 144A
7.875%	06/21/28		255		238,980
Geopark Ltd. (Colombia),
Gtd. Notes, 144A
5.500%	01/17/27		200		192,943
Great Western Petroleum LLC/Great Western Finance Corp.,
Sec’d. Notes, 144A
12.000%	09/01/25	(a)	237		249,190
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
3.500%	04/14/33		234		243,294
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25		1,361		1,441,119
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/45		177		223,247
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26		37		37,963
MC Brazil Downstream Trading Sarl (Brazil),
Sr. Sec’d. Notes, 144A
7.250%	06/30/31		215		214,456
Medco Oak Tree Pte Ltd. (Indonesia),
Sr. Sec’d. Notes
7.375%	05/14/26		200		207,010
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
5.875%	09/01/25	(a)	1,846		2,032,716
8.000%	07/15/25		400		464,935
Odebrecht Offshore Drilling Finance Ltd. (Brazil),
Sr. Sec’d. Notes, 144A, Cash coupon 7.720% or PIK N/A
7.720%	12/01/26		—	(r)	27
Oil & Gas Holding Co. BSCC (The) (Bahrain),
Sr. Unsec’d. Notes
7.625%	11/07/24		261		281,799

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Oil India Ltd. (India),
Sr. Unsec’d. Notes
5.125%	02/04/29			200	$223,230
OQ SAOC (Oman),
Sr. Unsec’d. Notes, 144A, MTN
5.125%	05/06/28			200	203,377
Ovintiv Exploration, Inc.,
Gtd. Notes
5.625%	07/01/24			711	783,433
Pan American Energy LLC (Argentina),
Sr. Sec’d. Notes, 144A
9.125%	04/30/27	(a)		1,149	1,285,304
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25			318	341,866
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	06/27/44			109	89,677
6.875%	10/16/25			251	274,910
6.950%	01/28/60			110	97,777
7.690%	01/23/50			227	218,965
Gtd. Notes, 144A
6.700%	02/16/32	(a)		2,286	2,302,065
Gtd. Notes, MTN
6.750%	09/21/47			161	142,452
Gtd. Notes, Series 2013-2
7.190%	09/12/24		MXN	5,413	252,496
Puma International Financing SA (Singapore),
Gtd. Notes, 144A
5.125%	10/06/24			323	323,449
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
3.125%	07/12/41			2,437	2,464,487
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)		385	398,425
5.000%	03/15/23	(a)		1,258	1,284,315
SA Global Sukuk Ltd. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
0.946%	06/17/24			1,200	1,182,000
Santos Finance Ltd. (Australia),
Gtd. Notes, EMTN
5.250%	03/13/29			200	223,639
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
3.500%	11/24/70			1,865	1,820,435
Sr. Unsec’d. Notes, 144A, MTN
4.375%	04/16/49	(a)		1,595	1,853,359
Shelf Drilling Holdings Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
8.875%	11/15/24			37	37,927
Shell International Finance BV (Netherlands),
Gtd. Notes
2.375%	11/07/29			173	176,984
SM Energy Co.,
Sec’d. Notes, 144A
10.000%	01/15/25	(a)		560	615,927

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32		320	$337,313
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.500%	06/15/38		217	297,444
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A
4.500%	04/30/30	(a)	501	513,748
Tap Rock Resources LLC,
Sr. Unsec’d. Notes, 144A
7.000%	10/01/26		710	737,864
Thaioil Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
4.875%	01/23/43		4,758	4,934,575
Gtd. Notes, EMTN
3.750%	06/18/50		275	246,813
Ultrapar International SA (Brazil),
Gtd. Notes, 144A
5.250%	10/06/26		1,701	1,796,453
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
7.000%	12/15/47		276	166,808

				51,679,807

Oil & Gas Services — 0.0%
Bristow Group, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	03/01/28		237	246,685
Hilong Holding Ltd. (China),
Sr. Sec’d. Notes
9.750%	11/18/24		207	169,344
Transocean Phoenix 2 Ltd.,
Sr. Sec’d. Notes, 144A
7.750%	10/15/24		771	773,199

				1,189,228

Packaging & Containers — 0.1%
Klabin Austria GmbH (Brazil),
Gtd. Notes, 144A
3.200%	01/12/31		235	217,955
7.000%	04/03/49		1,955	2,252,920
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.875%	08/15/23		121	126,727

				2,597,602

Pharmaceuticals — 1.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.300%	11/21/22	(a)	459	465,511
2.600%	11/21/24	(a)	5,065	5,253,243
3.200%	05/14/26		240	253,906
3.750%	11/14/23	(a)	509	533,497
3.800%	03/15/25	(a)	531	566,448
4.250%	11/21/49		158	189,693
4.300%	05/14/36		221	259,729

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
4.500%	05/14/35			777	$928,812
4.625%	10/01/42			6	7,317
4.700%	05/14/45			872	1,078,260
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
1.375%	08/06/30	(a)		1,004	947,625
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27			275	290,784
9.250%	04/01/26			236	250,632
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.250%	01/30/30			1,326	1,172,422
7.000%	01/15/28			115	115,605
7.250%	05/30/29			119	117,894
9.000%	12/15/25			240	252,904
Sr. Sec’d. Notes, 144A
4.875%	06/01/28			119	122,090
5.750%	08/15/27			67	69,602
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27			387	416,432
4.375%	10/15/28			1,995	2,267,926
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29			2,566	2,735,633
3.750%	04/01/30			651	714,897
5.050%	03/25/48			324	423,938
5.125%	07/20/45			908	1,180,624
Eli Lilly & Co.,
Sr. Unsec’d. Notes
1.700%	11/01/49		EUR	285	355,960
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A
4.375%	01/15/29	(a)		570	590,038
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.450%	06/24/50			191	180,325
2.750%	12/10/51			170	169,146
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.625%	04/01/30			1,846	1,939,602
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.000%	07/09/40		EUR	840	1,033,127
2.050%	03/31/30			1,098	1,070,439
5.000%	11/26/28			377	442,924
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
3.150%	10/01/26	(a)		1,374	1,299,733
7.125%	01/31/25			1,795	1,927,636
Viatris, Inc.,
Gtd. Notes
4.000%	06/22/50			462	493,925

					30,118,279

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 1.9%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes
4.600%	11/02/47		200	$236,489
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	12/15/25		87	92,491
Boardwalk Pipelines LP,
Gtd. Notes
4.800%	05/03/29		81	90,807
Buckeye Partners LP,
Sr. Unsec’d. Notes
3.950%	12/01/26		22	22,405
4.150%	07/01/23		206	212,012
4.350%	10/15/24		274	286,675
Sr. Unsec’d. Notes, 144A
4.125%	03/01/25		124	128,269
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
3.302%	01/15/35		706	740,099
3.402%	01/15/38		818	849,470
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27		2,362	2,669,223
5.875%	03/31/25		688	763,512
7.000%	06/30/24		288	318,782
Cheniere Energy, Inc.,
Sr. Sec’d. Notes
4.625%	10/15/28		290	308,278
Energy Transfer LP,
Sr. Unsec’d. Notes
2.900%	05/15/25		2,189	2,261,843
4.050%	03/15/25		328	347,487
4.250%	04/01/24		93	97,795
5.000%	05/15/50		1,024	1,179,075
5.950%	12/01/25		666	758,842
6.050%	06/01/41	(a)	3,969	4,870,765
6.100%	02/15/42		149	182,596
6.500%	02/01/42		562	721,651
Energy Transfer LP/Regency Energy Finance Corp.,
Sr. Unsec’d. Notes
5.000%	10/01/22		1,023	1,042,610
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29		1,347	1,430,871
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.750%	07/15/23		753	782,432
Sr. Unsec’d. Notes, 144A
4.500%	01/15/29		701	729,173
6.500%	07/01/27		890	998,452
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes
2.625%	03/31/36		225	220,126
Sr. Sec’d. Notes, 144A
2.940%	09/30/40		360	358,530

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Gray Oak Pipeline LLC,
Sr. Unsec’d. Notes, 144A
2.600%	10/15/25		242	$245,705
3.450%	10/15/27		120	125,471
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24		4,820	5,115,839
5.000%	08/15/42		202	235,050
Kinder Morgan, Inc.,
Gtd. Notes
5.300%	12/01/34		143	172,381
Gtd. Notes, 144A
5.625%	11/15/23		262	280,057
MPLX LP,
Sr. Unsec’d. Notes
1.750%	03/01/26		283	281,052
4.875%	12/01/24		671	729,205
New Fortress Energy, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	09/30/26	(a)	867	866,102
6.750%	09/15/25	(a)	605	614,595
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
3.250%	07/15/31		1,093	1,112,211
4.875%	08/15/27	(a)	562	625,334
Northwest Pipeline LLC,
Sr. Unsec’d. Notes
4.000%	04/01/27		1,263	1,376,036
Rattler Midstream LP,
Gtd. Notes, 144A
5.625%	07/15/25	(a)	1,026	1,067,551
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27		455	512,096
5.625%	04/15/23		996	1,042,523
5.625%	03/01/25		2,862	3,178,627
5.750%	05/15/24		2,575	2,800,976
5.875%	06/30/26		2,363	2,711,616
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes, 144A
0.625%	04/28/23		796	792,883
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
6.500%	07/15/27		84	90,001
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
3.500%	01/15/28		981	1,038,402
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
4.625%	03/01/34		209	246,099
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.950%	05/15/50		540	606,554
4.000%	03/15/28		1,200	1,315,213
7.850%	02/01/26		1,682	2,054,734

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Transportadora de Gas Internacional SA ESP (Colombia),
Sr. Unsec’d. Notes, 144A
5.550%	11/01/28		2,271	$2,513,373
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	11/01/33	(a)	221	232,174
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30	(a)	2,866	3,061,229

				57,743,849

Private Equity — 0.0%
GLP Pte Ltd. (Singapore),
Sub. Notes
4.500%(ff)	05/17/26	(oo)	200	194,082

Real Estate — 0.2%
Agile Group Holdings Ltd. (China),
Sr. Sec’d. Notes
5.750%	01/02/25		200	128,720
Arabian Centres Sukuk II Ltd. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
5.625%	10/07/26		345	341,011
Central China Real Estate Ltd. (China),
Sr. Sec’d. Notes
7.900%	11/07/23		200	130,813
CFLD Cayman Investment Ltd. (China),
Gtd. Notes
8.600%	04/08/24	(d)	200	54,396
China Aoyuan Group Ltd. (China),
Sr. Sec’d. Notes
6.350%	02/08/24		250	48,556
China Evergrande Group (China),
Sr. Sec’d. Notes
12.000%	01/22/24	(d)	250	38,190
China SCE Group Holdings Ltd. (China),
Sr. Sec’d. Notes
7.000%	05/02/25		200	161,981
CIFI Holdings Group Co. Ltd. (China),
Gtd. Notes
5.950%	10/20/25		250	243,257
Easy Tactic Ltd. (China),
Sr. Sec’d. Notes
8.125%	07/11/24		200	70,040
Esic Sukuk Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.939%	07/30/24		200	205,552
Fantasia Holdings Group Co. Ltd. (China),
Sr. Sec’d. Notes
7.950%	07/05/22	(d)	200	47,034
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25		552	576,776
Hopson Development Holdings Ltd. (China),
Gtd. Notes
7.000%	05/18/24		200	191,694

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28		397	$423,276
Kaisa Group Holdings Ltd. (China),
Sr. Sec’d. Notes
11.700%	11/11/25	(d)	200	52,450
11.950%	10/22/22	(d)	200	53,183
KWG Group Holdings Ltd. (China),
Sr. Sec’d. Notes
5.875%	11/10/24		200	145,920
New Metro Global Ltd. (China),
Gtd. Notes
6.800%	08/05/23		200	185,253
NWD Finance BVI Ltd. (Hong Kong),
Gtd. Notes
4.125%(ff)	03/10/28	(oo)	200	196,038
NWD MTN Ltd. (Hong Kong),
Gtd. Notes
4.125%	07/18/29		200	202,096
Powerlong Real Estate Holdings Ltd. (China),
Sr. Sec’d. Notes
7.125%	11/08/22		200	184,098
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
9.375%	04/01/27		54	58,552
Redsun Properties Group Ltd. (China),
Gtd. Notes
10.500%	10/03/22		200	112,060
RKPF Overseas 2019 A Ltd. (China),
Gtd. Notes
5.900%	03/05/25		200	192,060
Ronshine China Holdings Ltd. (China),
Sr. Sec’d. Notes
8.950%	01/22/23		200	75,984
Scenery Journey Ltd. (China),
Gtd. Notes
12.000%	10/24/23	(d)	250	32,458
Seazen Group Ltd. (China),
Sr. Sec’d. Notes
6.450%	06/11/22		200	187,345
Shimao Group Holdings Ltd. (China),
Sr. Unsec’d. Notes
4.600%	07/13/30		250	147,981
Shui On Development Holding Ltd. (China),
Gtd. Notes
6.150%	08/24/24		200	196,299
Sunac China Holdings Ltd. (China),
Sr. Sec’d. Notes
6.500%	01/10/25		200	126,501
7.000%	07/09/25		200	126,491
Theta Capital Pte Ltd. (Indonesia),
Gtd. Notes
8.125%	01/22/25		200	210,743
Times China Holdings Ltd. (China),
Sr. Sec’d. Notes
5.750%	04/26/22		200	161,148

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
Wanda Group Overseas Ltd. (China),
Gtd. Notes
7.500%	07/24/22			200	$187,384
Yango Justice International Ltd. (China),
Gtd. Notes
7.875%	09/04/24			200	48,981
Yanlord Land HK Co. Ltd. (China),
Sr. Sec’d. Notes
6.800%	02/27/24			200	202,303
Yuzhou Group Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
7.375%	01/13/26			200	55,937
8.500%	02/26/24			300	90,641
Zhenro Properties Group Ltd. (China),
Gtd. Notes
6.630%	01/07/26			200	128,433
7.350%	02/05/25			200	128,326

					6,149,961

Real Estate Investment Trusts (REITs) — 1.2%
American Homes 4 Rent LP,
Sr. Unsec’d. Notes
2.375%	07/15/31			172	169,077
3.375%	07/15/51			242	244,777
American Tower Corp.,
Sr. Unsec’d. Notes
1.300%	09/15/25			7	6,897
1.600%	04/15/26			343	340,356
2.300%	09/15/31			662	643,609
2.400%	03/15/25			1,186	1,218,280
3.800%	08/15/29			405	440,956
3.950%	03/15/29			1,112	1,214,222
5.000%	02/15/24			43	46,289
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30			322	353,575
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23			257	265,973
Crown Castle International Corp.,
Sr. Unsec’d. Notes
1.050%	07/15/26			728	704,143
2.500%	07/15/31	(a)		938	931,990
3.100%	11/15/29			1,814	1,892,137
3.300%	07/01/30			584	617,116
4.150%	07/01/50			139	157,202
4.450%	02/15/26			9	9,855
Digital Dutch Finco BV,
Gtd. Notes
1.000%	01/15/32		EUR	580	640,628
1.500%	03/15/30		EUR	1,050	1,240,057
Duke Realty LP,
Sr. Unsec’d. Notes
1.750%	02/01/31	(a)		1,141	1,081,295
EPR Properties,
Sr. Unsec’d. Notes
3.600%	11/15/31			530	527,183

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Equinix, Inc.,
Sr. Unsec’d. Notes
1.000%	09/15/25	(a)		789	$767,878
1.250%	07/15/25			353	346,958
1.450%	05/15/26	(a)		643	631,043
2.500%	05/15/31	(a)		399	399,231
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.250%	01/15/32			317	318,619
4.000%	01/15/30			1,819	1,927,890
4.000%	01/15/31			436	465,357
Invitation Homes Operating Partnership LP,
Gtd. Notes
2.300%	11/15/28			271	268,271
Iron Mountain, Inc.,
Gtd. Notes, 144A
4.500%	02/15/31			2,244	2,261,998
iStar, Inc.,
Sr. Unsec’d. Notes
4.250%	08/01/25	(a)		3,137	3,225,118
4.750%	10/01/24			242	252,746
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26			105	112,406
5.625%	05/01/24			357	381,796
5.750%	02/01/27	(a)		351	397,986
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.250%	08/01/26			18	18,525
National Retail Properties, Inc.,
Sr. Unsec’d. Notes
3.000%	04/15/52			230	218,211
3.500%	04/15/51			795	824,418
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A
4.875%	05/15/29	(a)		448	458,913
Prologis Euro Finance LLC,
Gtd. Notes
1.500%	09/10/49		EUR	840	898,791
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/31	(a)		452	485,650
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
4.750%	10/15/27			141	144,349
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
3.125%	02/01/29	(a)		2,098	2,019,033
Service Properties Trust,
Gtd. Notes
5.500%	12/15/27			72	73,923
7.500%	09/15/25			134	145,255
Sr. Unsec’d. Notes
4.350%	10/01/24			113	110,732
4.500%	06/15/23	(a)		698	699,180

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
5.000%	08/15/22		406	$405,721
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25	(a)	2,540	2,589,836
4.125%	08/15/30	(a)	488	516,615
4.250%	12/01/26	(a)	1,461	1,521,289
Welltower, Inc.,
Sr. Unsec’d. Notes
2.750%	01/15/31		819	836,861
XHR LP,
Sr. Sec’d. Notes, 144A
4.875%	06/01/29		68	69,287
6.375%	08/15/25		127	134,838

				36,674,341

Retail — 0.6%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		26	26,325
Asbury Automotive Group, Inc.,
Gtd. Notes
4.500%	03/01/28		112	114,398
4.750%	03/01/30		232	237,248
CK Hutchison International 20 Ltd. (United Kingdom),
Gtd. Notes, 144A
2.500%	05/08/30		1,695	1,718,780
El Puerto de Liverpool SAB de CV (Mexico),
Gtd. Notes, 144A
3.875%	10/06/26	(a)	3,448	3,672,067
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A
3.375%	01/15/32		1,475	1,469,681
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		385	385,073
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
4.000%	08/15/28		176	175,799
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.750%	09/15/51		144	142,951
2.950%	06/15/29		222	236,532
InRetail Consumer (Peru),
Sr. Sec’d. Notes, 144A
3.250%	03/22/28		220	218,373
JSM Global Sarl (Brazil),
Gtd. Notes, 144A
4.750%	10/20/30		222	204,572
Ken Garff Automotive LLC,
Sr. Unsec’d. Notes, 144A
4.875%	09/15/28		584	585,932
Lithia Motors, Inc.,
Gtd. Notes, 144A
4.375%	01/15/31	(a)	1,196	1,277,107
Sr. Unsec’d. Notes, 144A
3.875%	06/01/29	(a)	549	563,243

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
1.300%	04/15/28		35	$33,571
1.700%	09/15/28	(a)	731	716,138
2.800%	09/15/41		550	537,479
3.650%	04/05/29		707	774,868
4.000%	04/15/25	(a)	1,987	2,153,518
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.125%	03/01/30	(a)	345	344,178
3.600%	07/01/30	(a)	651	719,892
4.450%	03/01/47		149	182,098
4.875%	12/09/45	(a)	836	1,076,565
SRS Distribution, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	07/01/28		77	77,634
Starbucks Corp.,
Sr. Unsec’d. Notes
2.250%	03/12/30		591	590,483
2.550%	11/15/30	(a)	803	819,499

				19,054,004

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A, MTN
3.622%(ff)	04/26/23		2,373	2,392,591

Semiconductors — 0.9%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.950%	10/01/51		177	181,789
Applied Materials, Inc.,
Sr. Unsec’d. Notes
2.750%	06/01/50		158	158,961
4.350%	04/01/47		182	231,942
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		465	504,193
Broadcom, Inc.,
Gtd. Notes
4.110%	09/15/28		509	558,511
4.750%	04/15/29		385	438,572
5.000%	04/15/30	(a)	2,311	2,690,385
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35		605	608,151
3.419%	04/15/33		1,535	1,602,495
3.469%	04/15/34		559	583,219
Intel Corp.,
Sr. Unsec’d. Notes
3.200%	08/12/61		367	375,577
3.734%	12/08/47		639	724,699
KLA Corp.,
Sr. Unsec’d. Notes
3.300%	03/01/50		1,103	1,178,865
4.100%	03/15/29	(a)	896	1,013,806
Lam Research Corp.,
Sr. Unsec’d. Notes
2.875%	06/15/50		508	507,570

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
3.750%	03/15/26			1,286	$1,402,218
4.875%	03/15/49	(a)		344	467,678
Microchip Technology, Inc.,
Sr. Sec’d. Notes
2.670%	09/01/23	(a)		1,267	1,294,911
4.333%	06/01/23			1,326	1,382,496
Micron Technology, Inc.,
Sr. Unsec’d. Notes
3.366%	11/01/41			181	185,875
NVIDIA Corp.,
Sr. Unsec’d. Notes
1.550%	06/15/28	(a)		2,014	1,988,175
3.500%	04/01/50	(a)		439	501,170
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
2.500%	05/11/31	(a)		908	910,440
3.250%	11/30/51			338	338,136
3.400%	05/01/30			1,850	1,972,694
4.300%	06/18/29			1,710	1,917,294
Qorvo, Inc.,
Gtd. Notes, 144A
1.750%	12/15/24			635	635,482
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
4.300%	05/20/47			152	190,941
4.800%	05/20/45	(a)		719	954,500

					25,500,745

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.,
Gtd. Notes
3.844%	05/01/25			510	540,968
4.200%	05/01/30			635	707,749
Gtd. Notes, 144A
2.043%	08/16/28			215	210,620

					1,459,337

Software — 0.9%
Autodesk, Inc.,
Sr. Unsec’d. Notes
3.500%	06/15/27			1,299	1,397,812
Citrix Systems, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/30	(a)		365	370,331
4.500%	12/01/27			162	175,800
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
1.850%	02/15/31			885	846,921
2.950%	02/15/51			185	175,574
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
1.000%	12/03/28		EUR	1,050	1,216,095
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29			2,599	2,795,247

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Software (cont’d.)
Microsoft Corp.,
Sr. Unsec’d. Notes
2.921%	03/17/52			1,647	$1,744,033
Oracle Corp.,
Sr. Unsec’d. Notes
3.600%	04/01/40			3,434	3,451,989
3.600%	04/01/50			499	488,678
3.650%	03/25/41			1,740	1,761,767
3.850%	07/15/36	(a)		652	686,407
3.900%	05/15/35			331	354,087
4.000%	07/15/46			170	176,764
4.000%	11/15/47			244	253,060
4.100%	03/25/61			2,450	2,557,892
4.125%	05/15/45			2,245	2,382,878
Playtika Holding Corp.,
Gtd. Notes, 144A
4.250%	03/15/29			87	85,307
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.950%	09/15/29			218	225,830
salesforce.com, Inc.,
Sr. Unsec’d. Notes
3.050%	07/15/61			632	650,834
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30			1,053	981,849
VMware, Inc.,
Sr. Unsec’d. Notes
1.800%	08/15/28			299	291,199
2.200%	08/15/31	(a)		706	693,937
4.700%	05/15/30			592	688,524
Ziff Davis, Inc.,
Gtd. Notes, 144A
4.625%	10/15/30			2,155	2,213,560

					26,666,375

Telecommunications — 2.4%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
2.875%	05/07/30			2,300	2,380,159
AT&T, Inc.,
Sr. Unsec’d. Notes
1.650%	02/01/28			226	221,326
1.700%	03/25/26			3,121	3,108,143
2.300%	06/01/27			173	176,315
2.550%	12/01/33			2,127	2,083,005
2.600%	05/19/38		EUR	380	485,509
3.150%	09/04/36		EUR	190	257,469
3.500%	09/15/53			2,596	2,623,913
3.500%	02/01/61			446	440,235
3.550%	09/15/55			808	809,492
3.650%	06/01/51			353	366,341
3.650%	09/15/59			1,741	1,757,432
3.800%	12/01/57			1,653	1,722,359
4.500%	03/09/48			354	413,161
5.150%	03/15/42			537	665,139
5.150%	02/15/50	(a)		938	1,203,193

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
5.350%	09/01/40		462	$584,155
5.700%	03/01/57	(a)	284	390,662
Sr. Unsec’d. Notes, 144A
2.938%(s)	11/27/22		4,000	3,971,544
Axtel SAB de CV (Mexico),
Gtd. Notes, 144A
6.375%	11/14/24		333	342,863
Bharti Airtel International Netherlands BV (India),
Gtd. Notes
5.350%	05/20/24		200	215,447
Bharti Airtel Ltd. (India),
Sr. Unsec’d. Notes, 144A
4.375%	06/10/25		1,935	2,059,577
Connect Finco Sarl/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	10/01/26		327	343,440
Corning, Inc.,
Sr. Unsec’d. Notes
5.450%	11/15/79	(a)	1,710	2,250,339
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A
3.600%	01/19/27		514	551,709
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000%
8.000%	04/01/25		151	139,696
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A
8.000%	12/31/26		53	51,805
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%
13.000%	12/31/25		76	77,728
Sr. Sec’d. Notes, 144A
8.750%	05/25/24		133	136,861
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		200	193,395
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		740	725,976
Globe Telecom, Inc. (Philippines),
Sr. Unsec’d. Notes
2.500%	07/23/30		200	189,845
Juniper Networks, Inc.,
Sr. Unsec’d. Notes
2.000%	12/10/30		187	177,067
Kenbourne Invest SA (Chile),
Gtd. Notes, 144A
4.700%	01/22/28	(a)	1,300	1,271,791
6.875%	11/26/24		501	522,080
Level 3 Financing, Inc.,
Gtd. Notes, 144A
4.625%	09/15/27		34	34,733
Liquid Telecommunications Financing PLC (South Africa),
Sr. Sec’d. Notes, 144A
5.500%	09/04/26		200	206,094

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes, 144A
4.500%	04/27/31	(a)	1,677	$1,690,128
6.625%	10/15/26		180	188,006
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
2.750%	05/24/31	(a)	1,361	1,364,394
4.600%	05/23/29		1,412	1,612,770
5.500%	09/01/44		580	759,650
NBN Co. Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, MTN
1.450%	05/05/26		2,628	2,584,168
Oi SA (Brazil),
Gtd. Notes, Cash coupon 10.000% or Cash Coupon 8.000% and PIK 4.000%
10.000%	07/27/25		365	321,004
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
2.625%	04/08/31		2,435	2,446,111
3.250%	02/21/23		2,140	2,193,463
3.875%	01/31/28		900	993,051
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
3.750%	04/15/27		766	829,413
3.875%	04/15/30		6,467	7,076,616
Sr. Sec’d. Notes, 144A
3.400%	10/15/52		520	518,508
3.600%	11/15/60		30	29,799
VEON Holdings BV (Netherlands),
Sr. Unsec’d. Notes, 144A
3.375%	11/25/27		403	393,302
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.500%	09/18/30	(a)	2,059	1,931,313
1.750%	01/20/31		468	442,953
2.100%	03/22/28		1,195	1,198,649
2.550%	03/21/31		716	723,279
2.650%	11/20/40		479	454,641
2.850%	09/03/41		1,648	1,627,179
2.875%	11/20/50		1,063	1,009,680
3.150%	03/22/30		1,823	1,926,941
3.400%	03/22/41		170	178,409
3.550%	03/22/51		298	321,117
3.700%	03/22/61		972	1,052,178
3.875%	02/08/29	(a)	1,107	1,227,948
4.016%	12/03/29		398	446,113
4.329%	09/21/28		697	792,713
4.500%	08/10/33		707	832,965
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
5.250%	05/30/48		793	1,035,591

				71,352,050

Textiles — 0.1%
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/30		2,855	3,069,289

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Textiles (cont’d.)
Prime Bloom Holdings Ltd. (China),
Gtd. Notes
6.950%	07/05/22	(d)	200	$35,066

				3,104,355

Toys/Games/Hobbies — 0.0%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.900%	11/19/29		169	186,312

Transportation — 0.5%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
2.875%	06/15/52		132	132,903
3.300%	09/15/51		1,099	1,196,587
5.750%	05/01/40		428	593,846
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
5.750%	03/15/33		150	193,532
CSX Corp.,
Sr. Unsec’d. Notes
4.300%	03/01/48	(a)	655	797,697
4.650%	03/01/68		233	303,887
4.750%	11/15/48		231	299,821
Empresa de los Ferrocarriles del Estado (Chile),
Sr. Unsec’d. Notes, 144A
3.068%	08/18/50	(a)	750	644,655
FedEx Corp.,
Gtd. Notes
2.400%	05/15/31	(a)	1,670	1,674,067
4.250%	05/15/30		745	847,428
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.900%	06/15/26		383	403,977
3.050%	05/15/50		189	191,775
3.400%	11/01/49	(a)	428	456,438
3.650%	08/01/25		310	331,715
4.050%	08/15/52		166	199,389
4.450%	06/15/45		161	198,392
Pacific National Finance Pty Ltd. (Australia),
Gtd. Notes, EMTN
4.750%	03/22/28		200	216,466
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.500%	09/01/24	(a)	1,434	1,476,234
4.625%	06/01/25		1,619	1,774,975
Simpar Europe SA (Brazil),
Gtd. Notes, 144A
5.200%	01/26/31		355	331,758
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.750%	03/01/26	(a)	546	572,846
2.950%	03/10/52		158	160,261
2.973%	09/16/62		4	3,951
3.250%	08/15/25		396	420,503
3.550%	05/20/61		256	283,309
3.839%	03/20/60		966	1,135,818

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
3.950%	08/15/59		269	$319,325

				15,161,555

Trucking & Leasing — 0.1%
GATX Corp.,
Sr. Unsec’d. Notes
4.000%	06/30/30		639	707,483
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	11/15/25		358	349,182
1.700%	06/15/26	(a)	711	704,618
2.700%	03/14/23		186	189,386
3.950%	03/10/25		247	263,366
4.000%	07/15/25		529	567,927

				2,781,962

TOTAL CORPORATE BONDS (cost $1,051,405,740)				1,071,376,651

MUNICIPAL BONDS — 0.5%
California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs
7.043%	04/01/50		950	1,662,956
Los Angeles Community College District,
General Obligation Unlimited, BABs
6.600%	08/01/42		435	699,708
Los Angeles Unified School District,
General Obligation Unlimited, Taxable, BABs
5.750%	07/01/34		405	527,264
State of California,
General Obligation Unlimited, Taxable
4.600%	04/01/38		1,665	1,912,513
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34		970	1,495,804
University of California,
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115		119	169,708

				6,467,953

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.637%	04/01/57		366	561,788

Illinois — 0.1%
State of Illinois,
General Obligation Unlimited, Taxable
5.100%	06/01/33		1,235	1,420,230

Massachusetts — 0.0%
Massachusetts Housing Finance Agency,
Revenue Bonds, Series A
4.500%	12/01/48		125	131,668

New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40		211	343,352

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York — 0.1%
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, BABs, Series E
6.814%	11/15/40	265	$379,193
New York City Water & Sewer System,
Taxable, Revenue Bonds, BABs
5.882%	06/15/44	115	177,752
New York State Dormitory Authority,
Taxable, Revenue Bonds, BABs, Series H
5.389%	03/15/40	100	132,169
Port Authority of New York & New Jersey,
Taxable, Revenue Bonds
4.960%	08/01/46	515	687,363
5.647%	11/01/40	185	252,824

			1,629,301

Ohio — 0.0%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
8.084%	02/15/50	360	670,809

Texas — 0.0%
City of San Antonio Electric & Gas Systems Revenue,
Revenue Bonds, BABs
5.808%	02/01/41	305	444,863
State of Texas,
General Obligation Unlimited, Taxable, BABs
5.517%	04/01/39	400	564,901

			1,009,764

Virginia — 0.1%
University of Virginia,
Taxable, Revenue Bonds, Series A
3.227%	09/01/2119	2,915	3,112,857

TOTAL MUNICIPAL BONDS (cost $14,094,887)			15,347,722

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.7%
Adjustable Rate Mortgage Trust,
Series 2005-05, Class 2A1
2.574%(cc)	09/25/35	407	385,742
Alternative Loan Trust,
Series 2006-11CB, Class 3A1
6.500%	05/25/36	284	191,404
Series 2006-17T1, Class A1
6.250%	06/25/36	1,413	761,908
Series 2006-OA16, Class A2, 1 Month LIBOR + 0.380% (Cap N/A, Floor 0.380%)
0.482%(c)	10/25/46	337	327,784
Series 2006-OC10, Class 2A3, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
0.562%(c)	11/25/36	309	302,647
Series 2007-03T1, Class 1A1
6.000%	04/25/37	58	36,167
Series 2007-OA7, Class A1A, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
0.462%(c)	05/25/47	1,250	1,196,618

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
American Home Mortgage Assets Trust,
Series 2006-05, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.920% (Cap N/A, Floor 0.920%)
1.002%(c)	11/25/46	128	$51,427
Series 2007-01, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 0.700% (Cap N/A, Floor 0.700%)
0.782%(c)	02/25/47	165	91,388
APS Resecuritization Trust,
Series 2016-03, Class 3A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.952%(c)	09/27/46	651	651,502
Series 2016-03, Class 4A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.702%(c)	04/27/47	33	33,469
BCAP LLC Trust,
Series 2011-RR05, Class 11A5, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.392%(c)	05/28/36	423	413,397
Series 2011-RR05, Class 12A1, 144A
4.780%(cc)	03/26/37	353	364,856
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-03, Class 1A1
3.177%(cc)	07/25/34	189	184,414
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R06, Class 1A1
2.697%(cc)	01/26/36	1,093	911,961
Chase Mortgage Finance Trust,
Series 2007-S06, Class 1A1
6.000%	12/25/37	3,063	1,831,706
CitiMortgage Alternative Loan Trust,
Series 2007-A06, Class 1A11
6.000%	06/25/37	73	75,529
COLT Mortgage Loan Trust,
Series 2020-02, Class M1, 144A
5.250%(cc)	03/25/65	122	123,340
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2005-10, Class 10A1, 1 Month LIBOR + 1.350% (Cap 6.250%, Floor 1.350%)
1.452%(c)	11/25/35	245	44,373
Credit Suisse Mortgage Capital Certificates,
Series 2020-SPT01, Class M1, 144A
3.388%(cc)	04/25/65	550	558,850
Credit Suisse Mortgage Trust,
Series 2014-09R, Class 9A1, 144A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
0.212%(c)	08/27/36	244	222,318
Credit Suisse Mortgage-Backed Trust,
Series 2007-01, Class 5A13
6.000%	02/25/37	1,217	1,039,443
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-OA04, Class A2A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
0.272%(c)	08/25/47	191	207,270
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB03, Class A3
6.510%(cc)	07/25/36	88	86,951

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae REMIC Trust,
Series 2003-W01, Class 1A1
5.038%(cc)	12/25/42	145	$156,108
Fannie Mae REMICS,
Series 2005-59, Class DQ, 1 Month LIBOR x (2.5) + 17.000% (Cap 17.000%, Floor 0.000%)
16.745%(c)	05/25/35	84	88,257
Series 2006-118, Class A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.152%(c)	12/25/36	122	121,782
Series 2007-73, Class A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.147%(c)	07/25/37	314	308,096
Series 2008-15, Class AS, 1 Month LIBOR x (5) + 33.000% (Cap 33.000%, Floor 0.000%)
32.491%(c)	08/25/36	254	455,365
Series 2011-84, Class PZ
5.250%	09/25/41	2,684	3,068,535
Series 2016-26, Class KL, 1 Month LIBOR x (4.5) + 18.000% (Cap 4.500%, Floor 0.000%)
4.500%(c)	11/25/42	679	675,648
Series 2016-32, Class GT, 1 Month LIBOR x (4.5) + 18.000% (Cap 4.500%, Floor 0.000%)
4.500%(c)	01/25/43	44	49,284
Series 2021-24, Class IO, IO
1.214%(cc)	03/25/59	2,212	174,502
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DN01, Class B, 1 Month LIBOR + 11.500% (Cap N/A, Floor 0.000%)
11.603%(c)	01/25/25	178	180,683
Series 2015-HQ2, Class B, 1 Month LIBOR + 7.950% (Cap N/A, Floor 0.000%)
8.053%(c)	05/25/25	239	247,704
Series 2017-DNA03, Class B1, 1 Month LIBOR + 4.450% (Cap N/A, Floor 0.000%)
4.553%(c)	03/25/30	250	266,224
Series 2017-HRP1, Class M2, 1 Month LIBOR + 2.450% (Cap N/A, Floor 2.450%)
2.553%(c)	12/25/42	142	143,004
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.050%(c)	11/25/50	280	292,387
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.853%(c)	08/25/50	108	108,472
Series 2020-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
3.050%(c)	12/25/50	420	422,844
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
2.700%(c)	01/25/51	620	619,145
Series 2021-DNA01, Class B2, 144A, 30 Day Average SOFR + 4.750% (Cap N/A, Floor 0.000%)
4.800%(c)	01/25/51	600	607,472

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac REMICS,
Series 4493, Class SM, 1 Month LIBOR x (1.5) + 6.000% (Cap 6.000%, Floor 0.000%)
5.835%(c)	07/15/45	1,130	$1,126,862
Series 4910, Class MI, IO
4.000%	08/25/49	1,513	186,386
Series 5094, Class IO, IO
1.642%(cc)	12/15/48	1,080	82,483
Government National Mortgage Assoc.,
Series 2010-H03, Class FA, 1 Month LIBOR + 0.550% (Cap 10.690%, Floor 0.550%)
0.643%(c)	03/20/60	155	155,049
Series 2012-H10, Class FA, 1 Month LIBOR + 0.550% (Cap 10.500%, Floor 0.550%)
0.631%(c)	12/20/61	380	381,133
Series 2012-H29, Class FA, 1 Month LIBOR + 0.515% (Cap 11.500%, Floor 0.515%)
0.596%(c)	10/20/62	386	386,332
Series 2013-H08, Class BF, 1 Month LIBOR + 0.400% (Cap 10.000%, Floor 0.400%)
0.481%(c)	03/20/63	358	357,905
Series 2014-H17, Class FC, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
0.581%(c)	07/20/64	517	519,154
Series 2015-H05, Class FA, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
0.381%(c)	04/20/61	6	5,840
Series 2015-H10, Class JA
2.250%	04/20/65	2,099	2,128,315
Series 2015-H11, Class FA, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
0.331%(c)	04/20/65	2	1,949
Series 2016-H01, Class AI, IO
1.548%(cc)	01/20/66	4,241	250,989
Series 2016-H01, Class HZ
4.532%(cc)	10/20/65	1,306	1,402,857
Series 2016-H19, Class FC, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.481%(c)	08/20/66	51	51,041
Series 2018-H02, Class FJ, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.281%(c)	10/20/64	8	7,957
Series 2019-44, Class CI, IO
5.000%	04/20/49	1,251	87,801
Series 2019-H04, Class DZ
4.309%(cc)	03/20/69	7,604	8,587,643
Series 2021-H03, Class IO, IO
4.137%(cc)	04/20/70	6,730	601,415
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-01, Class A1
2.450%(cc)	10/25/33	166	168,995
GSR Mortgage Loan Trust,
Series 2007-OA02, Class 2A1
2.267%(cc)	06/25/47	125	97,958
IndyMac INDX Mortgage Loan Trust,
Series 2007-AR19, Class 3A1
2.968%(cc)	09/25/37	405	318,431

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Alternative Loan Trust,
Series 2008-R04, Class 1A1, 144A
6.000%	12/27/36	1,167	$834,757
Legacy Mortgage Asset Trust,
Series 2020-GS05, Class A1, 144A
3.250%	06/25/60	416	420,355
Series 2020-SL01, Class A, 144A
2.734%	01/25/60	308	309,357
Lehman XS Trust,
Series 2007-16N, Class AF2, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.052%(c)	09/25/47	222	277,037
Merrill Lynch Mortgage Investors Trust,
Series 2003-A03, Class 1A
1.926%(cc)	05/25/33	405	415,040
MFA Trust,
Series 2020-NQM01, Class A3, 144A
2.300%(cc)	08/25/49	50	50,214
Mortgage Loan Resecuritization Trust,
Series 2009-RS1, Class A85, 144A, 1 Month LIBOR + 0.340% (Cap 9.000%, Floor 0.340%)
0.439%(c)	04/16/36	650	610,394
New Residential Mortgage Loan Trust,
Series 2019-02A, Class A1, 144A
4.250%(cc)	12/25/57	199	207,661
Series 2020-RPL01, Class B3, 144A
3.882%(cc)	11/25/59	720	662,000
NYMT Loan Trust,
Series 2020-SP02, Class A1, 144A
2.944%(cc)	10/25/60	1,747	1,743,331
OBX Trust,
Series 2018-EXP01, Class 1A3, 144A
4.000%(cc)	04/25/48	273	274,822
Reperforming Loan REMIC Trust,
Series 2005-R03, Class AF, 144A, 1 Month LIBOR + 0.400% (Cap 9.500%, Floor 0.400%)
0.502%(c)	09/25/35	26	22,754
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 3A1
6.500%	07/25/36	6,151	2,574,381
RFMSI Trust,
Series 2006-SA02, Class 2A1
4.439%(cc)	08/25/36	504	402,956
Seasoned Credit Risk Transfer Trust,
Series 2017-03, Class B, PO, 144A
18.437%(s)	07/25/56	313	105,366
Series 2017-03, Class BIO, IO, 144A
1.807%(cc)	07/25/56	969	95,195
Seasoned Loans Structured Transaction Trust,
Series 2020-02, Class M1, 144A
4.750%(cc)	09/25/60	1,720	1,760,524
Sequoia Mortgage Trust,
Series 2007-03, Class 2AA1
2.729%(cc)	07/20/37	150	134,389
Series 2017-CH01, Class A1, 144A
4.000%(cc)	08/25/47	89	89,127

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-CH01, Class A1, 144A
4.000%(cc)	03/25/48		179	$180,281
Series 2018-CH03, Class A2, 144A
4.000%(cc)	08/25/48		281	283,493
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 3A1
2.944%(cc)	01/25/35		297	301,580
Series 2006-03, Class 4A
2.908%(cc)	04/25/36		122	89,360
Thornburg Mortgage Securities Trust,
Series 2006-05, Class A1
2.541%(cc)	10/25/46		730	740,083
TVC Mortgage Trust,
Series 2020-RTL01, Class A1, 144A
3.474%	09/25/24		270	270,886
Verus Securitization Trust,
Series 2020-04, Class A3, 144A
2.321%	05/25/65		195	195,514
Series 2020-04, Class M1, 144A
3.291%(cc)	05/25/65		360	362,638
Series 2020-05, Class M1, 144A
2.601%(cc)	05/25/65		264	262,306
Vista Point Securitization Trust,
Series 2020-02, Class A3, 144A
2.496%(cc)	04/25/65		230	230,186
Series 2020-02, Class M1, 144A
3.401%(cc)	04/25/65		170	171,312
Voyager OPTONE Delaware Trust,
Series 2009-01, Class SAA7, IO, 144A
22.686%(cc)	02/25/38		1,641	510,631
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2002-AR17, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap N/A, Floor 1.200%)
1.282%(c)	11/25/42		59	58,688
Series 2006-04, Class 3A1
7.000%(cc)	05/25/36		267	263,512

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $53,882,856)				49,896,601

SOVEREIGN BONDS — 3.0%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
1.125%(cc)	07/09/35		2,053	654,001
2.500%(cc)	07/09/41		1,427	505,527
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes, 144A, MTN
5.625%	05/18/34		1,002	952,772
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.000%	01/30/30		422	384,253
3.125%	04/15/31		209	188,346
3.250%	04/22/32		200	180,057
4.125%	05/15/51	(a)	1,640	1,332,246
4.500%	03/15/29		1,365	1,394,999

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32		3,011	$3,068,560
5.300%	01/21/41		1,790	1,768,962
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
5.875%	02/16/31	(a)	2,522	2,238,671
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes, 144A
7.750%	04/07/29		2,485	2,076,532
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	03/25/24		628	682,746
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
2.850%	02/14/30	(a)	738	769,816
3.050%	03/12/51	(a)	973	961,719
Sr. Unsec’d. Notes, 144A
3.700%	01/08/22		1,970	1,970,978
Sr. Unsec’d. Notes, EMTN
4.625%	04/15/43		200	236,122
Mexican Bonos (Mexico),
Bonds, Series M
5.750%	03/05/26		MXN 149,900	6,909,767
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29		MXN 344,093	17,795,293
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.659%	05/24/31		1,101	1,073,448
4.500%	01/31/50	(a)	2,234	2,371,649
Mongolia Government International Bond (Mongolia),
Sr. Unsec’d. Notes
5.125%	04/07/26		200	204,531
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
4.000%	12/15/50		2,605	2,367,299
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes, 144A
3.875%	03/08/22		2,585	2,594,351
Oman Sovereign Sukuk Co. (Oman),
Sr. Unsec’d. Notes, 144A
4.875%	06/15/30		1,135	1,206,412
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes, EMTN
7.375%	04/08/31		200	198,398
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.875%	03/17/28		580	626,444
4.500%	04/01/56		879	968,196
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes
3.800%	06/23/50		200	210,119
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.392%	01/23/26		447	453,733
3.550%	03/10/51		786	818,526
4.125%	08/25/27		416	456,937

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.000%	02/01/28			957	$1,026,286
3.200%	07/06/46			969	987,856
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23			2,440	2,537,547
4.400%	04/16/50			1,400	1,745,028
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
2.100%	09/20/17		EUR	183	318,659
Republic of Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes, 144A
6.300%	01/23/34	(a)		1,555	1,525,713
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
3.250%	10/26/26			4,084	4,350,532
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
7.550%	03/28/30			200	101,189
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes, 144A
7.253%	03/15/33			2,577	2,276,030
7.375%	09/25/32			314	280,448
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27	(a)		694	780,227
5.100%	06/18/50	(a)		483	639,551
8.250%	05/21/31		UYU	590,139	12,666,562
8.500%	03/15/28		UYU	11,043	244,826
Sr. Unsec’d. Notes, 144A
8.500%	03/15/28		UYU	100,982	2,238,792

TOTAL SOVEREIGN BONDS (cost $95,170,088)					89,340,656

U.S. GOVERNMENT AGENCY OBLIGATIONS — 27.1%
Federal Home Loan Mortgage Corp.
1.500%	11/01/50			162	155,937
1.500%	12/01/50			2,400	2,312,948
1.500%	01/01/51			325	313,680
1.500%	04/01/51			4,380	4,200,364
2.000%	12/01/50			991	991,496
2.000%	12/01/50			1,414	1,415,729
2.000%	12/01/50			3,923	3,927,157
2.000%	01/01/51			1,953	1,955,187
2.000%	01/01/51			4,116	4,119,639
2.000%	02/01/51			808	808,949
2.000%	03/01/51			482	482,180
2.000%	03/01/51			1,943	1,945,000
2.000%	04/01/51			417	417,059
2.000%	04/01/51			889	890,247
2.000%	04/01/51			1,111	1,105,986
2.000%	04/01/51			1,624	1,625,070
2.000%	04/01/51			2,646	2,648,487
2.000%	10/01/51			2,254	2,249,055
2.000%	11/01/51			1,246	1,244,568
2.000%	12/01/51			3,660	3,653,455
2.500%	02/01/30			123	128,085

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	04/01/30	117	$121,851
2.500%	05/01/30	207	215,527
2.500%	07/01/30	15	15,086
2.500%	07/01/30	16	16,757
2.500%	07/01/30	55	57,362
2.500%	07/01/30	60	62,371
2.500%	08/01/30	187	194,624
2.500%	08/01/30	222	231,285
2.500%	09/01/30	173	180,594
2.500%	09/01/30	509	529,702
2.500%	04/01/31	421	438,098
2.500%	03/01/50	501	512,909
2.500%	07/01/50	6,779	6,862,853
2.500%	08/01/50	573	584,940
2.500%	09/01/50	8,456	8,635,766
2.500%	11/01/50	310	316,420
2.500%	05/01/51	546	558,229
2.500%	12/01/51	2,342	2,393,120
3.000%	09/01/27	104	109,233
3.000%	07/01/28	72	75,936
3.000%	01/01/30	75	79,114
3.000%	01/01/30	91	96,308
3.000%	02/01/30	451	476,269
3.000%	06/01/30	302	318,652
3.000%	07/01/30	43	44,919
3.000%	07/01/30	254	267,705
3.000%	08/01/30	43	45,207
3.000%	08/01/30	67	71,164
3.000%	10/01/32	7	7,419
3.000%	11/01/32	9	9,014
3.000%	12/01/32	7	7,556
3.000%	09/01/37	52	55,178
3.000%	06/01/38	840	878,258
3.000%	12/01/46	28	29,628
3.000%	12/01/46	92	97,659
3.000%	12/01/46	131	138,746
3.000%	12/01/46	249	262,426
3.000%	02/01/47	1,918	2,036,081
3.000%	06/01/50	442	449,934
3.000%	07/01/50	679	689,717
3.000%	08/01/50	550	575,761
3.000%	08/01/50	1,616	1,704,403
3.000%	08/01/50	2,048	2,170,474
3.500%	02/01/31	69	72,963
3.500%	04/01/31	28	29,953
3.500%	04/01/31	414	443,647
3.500%	04/01/32	1,107	1,185,241
3.500%	01/01/34	358	385,754
3.500%	05/01/35	1,366	1,462,854
3.500%	04/01/42	119	128,083
3.500%	05/01/42	5	5,897
3.500%	05/01/42	15	16,142
3.500%	08/01/42	63	68,202
3.500%	08/01/42	121	130,508
3.500%	10/01/42	24	26,052
3.500%	02/01/43	1,167	1,261,213
3.500%	06/01/43	102	110,592
3.500%	06/01/44	81	87,183

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	01/01/45	8,569	$9,256,944
3.500%	09/01/45	51	55,897
3.500%	11/01/45	185	199,046
3.500%	03/01/46	1,316	1,417,900
3.500%	09/01/46	110	116,308
3.500%	03/01/47	413	439,252
3.500%	10/01/47	337	366,633
3.500%	11/01/47	191	205,481
3.500%	12/01/47	438	476,926
3.500%	01/01/48	74	80,127
3.500%	01/01/48	99	107,406
3.500%	01/01/48	306	324,854
3.500%	04/01/50	1,468	1,547,159
4.000%	08/01/40	55	60,582
4.000%	09/01/40	115	126,798
4.000%	09/01/40	336	368,576
4.000%	04/01/41	4	4,308
4.000%	12/01/42	84	90,307
4.000%	04/01/44	125	137,764
4.000%	07/01/44	54	58,945
4.000%	01/01/45	159	174,162
4.000%	01/01/45	3,735	4,095,999
4.000%	02/01/45	17	18,845
4.000%	02/01/45	45	49,241
4.000%	09/01/45	244	265,911
4.000%	09/01/45	3,528	3,915,453
4.000%	12/01/45	62	66,540
4.000%	12/01/45	73	78,934
4.000%	07/01/47	726	786,276
4.000%	04/01/48	1,581	1,754,741
4.000%	06/01/48	311	339,650
4.000%	11/01/48	87	92,390
4.000%	05/01/49	75	81,011
4.000%	06/01/50	1,849	1,998,253
4.500%	08/01/39	139	153,420
4.500%	12/01/39	52	57,281
4.500%	07/01/40	18	19,515
4.500%	05/01/41	112	124,012
4.500%	05/01/41	122	135,358
4.500%	05/01/42	224	247,126
4.500%	11/01/43	138	152,281
4.500%	12/01/43	292	322,575
4.500%	04/01/47	663	723,334
4.500%	05/01/47	242	266,289
4.500%	07/01/47	283	309,021
4.500%	07/01/47	882	967,073
4.500%	08/01/47	94	101,154
4.500%	10/01/47	221	237,614
4.500%	12/01/47	132	141,888
4.500%	02/01/48	84	91,193
4.500%	06/01/48	103	110,605
4.500%	07/01/48	477	512,316
4.500%	07/01/48	834	918,897
4.500%	08/01/48	670	718,848
4.500%	08/01/48	691	759,830
4.500%	08/01/48	1,098	1,184,953
4.500%	08/01/48	1,252	1,375,568
4.500%	09/01/48	37	40,150

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/01/48	905		$973,410
4.500%	09/01/48	2,968		3,174,188
4.500%	12/01/48	231		247,306
4.500%	12/01/48	2,994		3,213,871
4.500%	04/01/49	401		435,259
5.000%	11/01/41	802		904,926
5.000%	09/01/48	267		291,856
5.000%	10/01/48	129		141,433
5.000%	12/01/48	1,215		1,326,102
5.000%	10/01/49	8,221		8,993,819
5.000%	03/01/50	4,967		5,414,546
5.000%	07/01/50	227		248,264
5.500%	02/01/35	30		34,354
5.500%	06/01/36	10		10,867
5.500%	10/01/36	5		5,531
5.500%	10/01/36	11		12,352
5.500%	12/01/36	4		4,711
5.500%	12/01/36	6		6,855
5.500%	12/01/36	13		15,114
5.500%	03/01/37	4		5,024
5.500%	04/01/37	6		7,088
5.500%	01/01/38	1		969
5.500%	01/01/38	6		6,446
5.500%	02/01/38	1		1,023
5.500%	02/01/38	749		858,682
5.500%	04/01/38	478		547,514
5.500%	05/01/38	149		166,580
5.500%	06/01/38	153		174,979
5.500%	07/01/38	186		213,012
5.500%	08/01/38	115		131,249
5.500%	08/01/38	183		204,505
5.500%	01/01/39	222		253,615
6.000%	01/01/27	77		84,314
6.000%	12/01/28	1		1,000
6.000%	01/01/32	1		636
6.000%	11/01/32	1		1,513
6.000%	03/01/33	4		4,624
6.000%	11/01/33	2		2,357
6.000%	02/01/34	103		118,175
6.000%	12/01/34	2		2,303
6.000%	01/01/36	18		20,536
6.000%	03/01/36	1		1,036
6.000%	04/01/36	16		18,181
6.000%	08/01/36	9		10,436
6.000%	11/01/36	7		7,979
6.000%	12/01/36	419		486,128
6.000%	03/01/37	—(r	)	458
6.000%	04/01/37	1		606
6.000%	05/01/37	6		7,233
6.000%	07/01/37	1		1,474
6.000%	08/01/37	16		18,108
6.000%	09/01/37	1		970
6.000%	09/01/37	3		3,976
6.000%	10/01/37	—(r	)	510
6.000%	10/01/37	3		3,877
6.000%	10/01/37	7		8,621
6.000%	10/01/37	16		18,137
6.000%	11/01/37	116		134,247

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	11/01/37	1,017	$1,179,778
6.000%	12/01/37	2	1,811
6.000%	01/01/38	3	3,112
6.000%	01/01/38	7	8,085
6.000%	01/01/38	9	10,042
6.000%	01/01/38	10	11,255
6.000%	01/01/38	11	12,287
6.000%	01/01/38	17	19,703
6.000%	04/01/38	2	2,713
6.000%	04/01/38	22	24,976
6.000%	06/01/38	1	707
6.000%	07/01/38	26	30,112
6.000%	08/01/38	2	2,683
6.000%	08/01/38	3	3,882
6.000%	08/01/38	166	191,580
6.000%	09/01/38	1	630
6.000%	09/01/38	6	7,149
6.000%	10/01/38	7	7,607
6.000%	11/01/38	2	2,129
6.000%	01/01/39	342	395,689
6.000%	10/01/39	7	7,823
6.000%	03/01/40	8	9,315
6.000%	04/01/40	213	235,950
6.000%	05/01/40	1	1,081
Federal National Mortgage Assoc.
1.500%	TBA	15,716	15,176,452
1.500%	TBA	27,196	27,268,777
1.500%	01/01/51	380	366,266
1.500%	02/01/51	5,431	5,248,028
2.000%	TBA	16,064	16,448,348
2.000%	TBA	90,758	90,478,365
2.000%	TBA	8,801	8,754,287
2.000%	10/01/31	64	66,063
2.000%	11/01/31	20	20,783
2.000%	11/01/31	107	109,645
2.000%	11/01/31	258	264,912
2.000%	11/01/31	305	313,342
2.000%	12/01/31	90	92,798
2.000%	03/01/32	452	464,951
2.000%	08/01/50	865	859,599
2.000%	09/01/50	266	265,538
2.000%	11/01/50	222	221,890
2.000%	11/01/50	406	403,738
2.000%	11/01/50	452	452,241
2.000%	11/01/50	680	675,275
2.000%	11/01/50	874	874,405
2.000%	11/01/50	2,498	2,500,184
2.000%	12/01/50	2,351	2,353,677
2.000%	12/01/50	4,947	4,951,457
2.000%	01/01/51	3,693	3,696,379
2.000%	01/01/51	3,948	3,951,641
2.000%	03/01/51	2,267	2,269,175
2.000%	03/01/51	3,361	3,364,143
2.000%	04/01/51	884	885,122
2.000%	04/01/51	953	953,402
2.000%	04/01/51	984	985,046
2.000%	04/01/51	8,933	8,924,361
2.000%	12/01/51	1,946	1,942,196

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	TBA	1,090	$1,126,331
2.500%	TBA	71,329	72,772,642
2.500%	TBA	35,698	36,329,860
2.500%	09/01/27	17	17,853
2.500%	09/01/27	23	23,963
2.500%	02/01/28	7	7,446
2.500%	04/01/28	16	16,436
2.500%	08/01/28	42	43,346
2.500%	02/01/30	4	4,049
2.500%	02/01/30	5	4,756
2.500%	02/01/30	15	15,635
2.500%	03/01/30	37	38,691
2.500%	04/01/30	76	78,988
2.500%	05/01/30	125	130,506
2.500%	07/01/30	21	22,147
2.500%	07/01/30	79	82,373
2.500%	07/01/30	102	106,634
2.500%	08/01/30	46	48,118
2.500%	08/01/30	104	108,472
2.500%	08/01/30	130	135,463
2.500%	08/01/30	217	225,673
2.500%	09/01/30	125	130,613
2.500%	09/01/30	157	163,871
2.500%	11/01/30	12	12,927
2.500%	11/01/30	131	135,959
2.500%	11/01/30	135	140,574
2.500%	11/01/30	145	150,270
2.500%	11/01/30	162	168,942
2.500%	03/01/31	26	26,908
2.500%	06/01/31	197	205,755
2.500%	07/01/31	106	111,001
2.500%	08/01/31	18	18,416
2.500%	10/01/31	150	155,811
2.500%	10/01/31	248	258,544
2.500%	10/01/31	350	365,326
2.500%	10/01/31	405	421,554
2.500%	11/01/31	19	19,886
2.500%	11/01/31	20	21,328
2.500%	11/01/31	41	43,055
2.500%	11/01/31	89	92,543
2.500%	11/01/31	131	136,786
2.500%	11/01/31	236	246,714
2.500%	11/01/31	307	319,759
2.500%	02/01/32	32	33,505
2.500%	03/01/32	97	101,447
2.500%	03/01/32	225	234,061
2.500%	03/01/32	240	249,457
2.500%	08/01/32	593	616,637
2.500%	02/01/33	1,107	1,145,341
2.500%	12/01/35	938	972,088
2.500%	12/01/35	1,036	1,075,640
2.500%	10/01/50	294	300,064
2.500%	11/01/50	400	408,233
2.500%	05/01/51	2,297	2,364,869
3.000%	TBA	3,717	3,845,013
3.000%	TBA	24,929	25,825,794
3.000%	04/01/28	51	53,859
3.000%	05/01/28	56	58,709

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	10/01/28	8	$8,871
3.000%	10/01/28	86	90,784
3.000%	11/01/28	9	9,909
3.000%	10/01/29	126	133,103
3.000%	03/01/30	200	210,827
3.000%	04/01/30	160	169,040
3.000%	04/01/30	2,030	2,140,807
3.000%	05/01/30	102	107,270
3.000%	05/01/30	162	170,756
3.000%	07/01/30	30	31,980
3.000%	07/01/30	43	45,600
3.000%	07/01/30	132	139,442
3.000%	08/01/30	19	20,299
3.000%	08/01/30	39	41,149
3.000%	08/01/30	46	48,546
3.000%	08/01/30	163	172,286
3.000%	08/01/30	174	183,620
3.000%	08/01/30	202	212,959
3.000%	08/01/30	236	248,980
3.000%	08/01/30	463	486,830
3.000%	08/01/30	848	894,379
3.000%	09/01/30	25	26,903
3.000%	09/01/30	93	98,173
3.000%	09/01/30	140	147,572
3.000%	09/01/31	128	134,868
3.000%	02/01/32	141	148,235
3.000%	08/01/35	84	88,796
3.000%	08/01/35	84	88,992
3.000%	12/01/35	12	12,525
3.000%	12/01/35	23	24,027
3.000%	10/01/36	34	35,563
3.000%	11/01/36	107	112,788
3.000%	11/01/36	210	222,220
3.000%	12/01/36	197	208,216
3.000%	12/01/36	268	283,817
3.000%	11/01/44	3,792	4,037,848
3.000%	02/01/45	226	239,525
3.000%	03/01/45	609	648,038
3.000%	04/01/45	113	119,504
3.000%	04/01/45	175	185,771
3.000%	05/01/45	1,544	1,630,509
3.000%	07/01/45	917	971,497
3.000%	05/01/46	81	84,848
3.000%	06/01/46	22	23,286
3.000%	06/01/46	59	62,373
3.000%	06/01/46	240	255,511
3.000%	08/01/46	70	74,648
3.000%	09/01/46	312	332,131
3.000%	10/01/46	155	162,701
3.000%	11/01/46	827	873,432
3.000%	01/01/47	98	102,527
3.000%	01/01/47	100	104,038
3.000%	01/01/47	244	255,990
3.000%	02/01/47	155	162,643
3.000%	02/01/47	198	209,013
3.000%	03/01/47	321	338,148
3.000%	03/01/47	368	383,998
3.000%	03/01/47	396	417,367

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	11/01/47	33	$34,179
3.000%	04/01/48	88	89,686
3.000%	08/01/50	1,363	1,432,582
3.500%	TBA	12,564	13,226,049
3.500%	11/01/27	27	28,846
3.500%	11/01/28	142	150,278
3.500%	12/01/28	79	83,572
3.500%	12/01/28	126	134,273
3.500%	12/01/28	667	706,960
3.500%	12/01/28	946	1,007,961
3.500%	02/01/29	208	220,301
3.500%	02/01/29	593	629,522
3.500%	03/01/29	184	194,605
3.500%	08/01/30	136	145,205
3.500%	01/01/42	67	71,879
3.500%	02/01/42	237	250,477
3.500%	04/01/42	28	29,873
3.500%	04/01/42	76	81,680
3.500%	05/01/42	15	15,859
3.500%	06/01/42	12	12,793
3.500%	06/01/42	17	18,107
3.500%	07/01/42	35	37,485
3.500%	02/01/45	197	213,172
3.500%	02/01/45	636	686,681
3.500%	03/01/46	239	255,219
3.500%	07/01/46	99	105,671
3.500%	03/01/47	66	71,374
3.500%	05/01/47	392	421,001
3.500%	07/01/47	36	37,967
3.500%	11/01/47	314	332,043
3.500%	11/01/47	496	526,279
3.500%	12/01/47	496	525,846
3.500%	01/01/48	299	317,016
3.500%	01/01/48	621	663,424
3.500%	02/01/48	227	239,699
3.500%	04/01/48	102	110,757
3.500%	02/01/50	4,680	4,929,450
3.500%	08/01/50	202	215,741
3.500%	08/01/50	1,090	1,180,728
4.000%	TBA	26,608	28,302,255
4.000%	05/01/29	2	1,948
4.000%	10/01/30	9	9,169
4.000%	10/01/31	174	186,795
4.000%	10/01/33	281	299,622
4.000%	11/01/33	1,897	2,038,429
4.000%	01/01/36	238	259,596
4.000%	01/01/41	75	82,091
4.000%	04/01/42	60	66,078
4.000%	05/01/42	119	129,983
4.000%	05/01/42	352	386,093
4.000%	01/01/44	387	425,867
4.000%	03/01/45	96	102,068
4.000%	12/01/45	780	845,977
4.000%	07/01/47	127	136,763
4.000%	08/01/47	325	351,619
4.000%	12/01/47	72	77,064
4.000%	05/01/48	300	320,050
4.000%	06/01/48	66	70,134

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	06/01/48	702		$746,744
4.000%	07/01/48	3,182		3,381,755
4.000%	08/01/48	46		50,108
4.000%	08/01/48	89		94,855
4.000%	08/01/48	239		261,998
4.000%	09/01/48	150		159,736
4.000%	09/01/48	232		246,529
4.000%	09/01/48	8,379		8,921,272
4.000%	11/01/48	90		95,128
4.000%	12/01/48	20		20,992
4.000%	12/01/48	1,122		1,192,025
4.000%	12/01/48	4,605		4,893,330
4.000%	01/01/49	338		365,925
4.000%	03/01/49	418		444,268
4.000%	03/01/49	8,952		9,510,595
4.000%	04/01/49	301		319,825
4.000%	02/01/50	83		88,852
4.000%	01/01/51	87		94,530
4.000%	01/01/51	128		140,620
4.000%	01/01/51	132		147,326
4.500%	TBA	2,745		2,940,525
4.500%	07/01/22	—(r	)	18
4.500%	04/01/24	6		6,620
4.500%	08/01/24	1		776
4.500%	09/01/24	—(r	)	217
4.500%	09/01/24	1		624
4.500%	12/01/24	5		4,885
4.500%	02/01/25	2		1,590
4.500%	03/01/25	—(r	)	462
4.500%	03/01/25	6		6,044
4.500%	04/01/25	1		644
4.500%	04/01/25	1		794
4.500%	04/01/25	1		1,511
4.500%	04/01/25	4		3,938
4.500%	04/01/25	9		9,105
4.500%	05/01/25	1		815
4.500%	05/01/25	2		1,616
4.500%	07/01/25	13		13,278
4.500%	09/01/25	—(r	)	274
4.500%	09/01/25	2		1,581
4.500%	11/01/35	11		12,232
4.500%	04/01/39	3		2,777
4.500%	04/01/39	5		5,044
4.500%	06/01/39	18		20,021
4.500%	08/01/39	37		41,375
4.500%	06/01/40	39		44,151
4.500%	07/01/40	74		81,296
4.500%	08/01/40	21		23,673
4.500%	01/01/41	33		36,723
4.500%	03/01/41	12		12,876
4.500%	04/01/41	1		1,094
4.500%	05/01/41	3		3,659
4.500%	05/01/41	4		4,162
4.500%	07/01/41	7		7,673
4.500%	07/01/41	37		40,769
4.500%	08/01/41	97		107,197
4.500%	09/01/41	31		34,811
4.500%	10/01/41	8		8,773

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	10/01/41	29	$31,806
4.500%	01/01/42	6	7,106
4.500%	06/01/42	13	14,240
4.500%	09/01/42	240	265,134
4.500%	11/01/42	36	38,348
4.500%	10/01/43	282	312,242
4.500%	11/01/43	941	1,054,173
4.500%	03/01/44	374	413,473
4.500%	05/01/44	128	139,487
4.500%	01/01/45	354	391,774
4.500%	05/01/45	333	363,799
4.500%	07/01/45	399	442,145
4.500%	09/01/45	103	114,329
4.500%	11/01/45	12	13,316
4.500%	11/01/45	88	97,879
4.500%	11/01/45	523	574,847
4.500%	12/01/45	195	216,074
4.500%	07/01/46	1,215	1,360,489
4.500%	08/01/46	239	264,663
4.500%	01/01/47	31	33,654
4.500%	09/01/47	23	25,267
4.500%	10/01/47	25	27,475
4.500%	10/01/47	33	35,728
4.500%	10/01/47	116	127,142
4.500%	11/01/47	12	13,064
4.500%	11/01/47	41	44,640
4.500%	11/01/47	354	386,079
4.500%	11/01/47	448	487,178
4.500%	12/01/47	26	28,717
4.500%	12/01/47	81	88,794
4.500%	01/01/48	795	866,348
4.500%	02/01/48	45	48,642
4.500%	03/01/48	31	33,756
4.500%	03/01/48	33	35,910
4.500%	04/01/48	192	214,464
4.500%	05/01/48	33	36,369
4.500%	05/01/48	924	1,019,439
4.500%	05/01/48	2,519	2,767,337
4.500%	06/01/48	54	57,690
4.500%	06/01/48	7,182	7,691,022
4.500%	07/01/48	19	21,129
4.500%	07/01/48	26	27,553
4.500%	07/01/48	105	116,846
4.500%	07/01/48	1,435	1,535,569
4.500%	08/01/48	89	95,257
4.500%	08/01/48	596	652,280
4.500%	08/01/48	1,121	1,203,465
4.500%	10/01/48	8	8,833
4.500%	11/01/48	476	519,254
4.500%	12/01/48	58	61,990
4.500%	12/01/48	298	318,930
4.500%	02/01/49	3,895	4,307,791
4.500%	04/01/49	1,070	1,147,446
4.500%	05/01/49	3,582	4,005,005
4.500%	10/01/49	92	98,390
4.500%	02/01/50	2,533	2,713,003
5.000%	02/01/35	979	1,104,578
5.000%	08/01/35	3	3,255

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	09/01/35	9		$10,027
5.000%	09/01/35	60		67,787
5.000%	10/01/35	3		2,896
5.000%	03/01/36	3		3,622
5.000%	12/01/36	1		1,359
5.000%	01/01/38	7		7,405
5.000%	12/01/39	4		4,754
5.000%	01/01/40	3		2,852
5.000%	05/01/40	3		3,374
5.000%	05/01/40	11		11,452
5.000%	01/01/41	10		10,789
5.000%	04/01/41	3		3,667
5.000%	05/01/41	2		1,895
5.000%	07/01/41	891		999,647
5.000%	01/01/42	8		8,475
5.000%	12/01/43	1,597		1,809,933
5.000%	09/01/48	352		384,123
5.000%	01/01/49	396		431,690
5.000%	01/01/49	561		612,021
5.000%	08/01/49	434		475,703
5.000%	12/01/49	2,598		2,832,844
5.500%	03/01/22	—(r	)	38
5.500%	11/01/22	—(r	)	54
5.500%	12/01/22	—(r	)	81
5.500%	04/01/24	1		1,183
5.500%	06/01/24	2		2,025
5.500%	09/01/27	—(r	)	299
5.500%	07/01/28	5		5,939
5.500%	04/01/30	4		4,774
5.500%	12/01/30	—(r	)	467
5.500%	11/01/32	1		651
5.500%	12/01/32	2		2,433
5.500%	01/01/33	26		28,161
5.500%	01/01/33	37		40,281
5.500%	04/01/33	—(r	)	268
5.500%	04/01/33	15		17,297
5.500%	06/01/33	1		884
5.500%	07/01/33	9		10,269
5.500%	09/01/33	2		2,225
5.500%	09/01/33	8		9,168
5.500%	10/01/33	18		19,795
5.500%	11/01/33	1		1,452
5.500%	11/01/33	2		1,787
5.500%	11/01/33	3		3,737
5.500%	11/01/33	4		4,654
5.500%	11/01/33	8		9,126
5.500%	11/01/33	8		9,444
5.500%	12/01/33	2		1,884
5.500%	12/01/33	9		9,721
5.500%	01/01/34	1		638
5.500%	01/01/34	6		6,307
5.500%	02/01/34	1		687
5.500%	02/01/34	2		2,127
5.500%	02/01/34	14		16,113
5.500%	03/01/34	2		2,267
5.500%	03/01/34	13		14,542
5.500%	04/01/34	1		1,216
5.500%	07/01/34	—(r	)	469

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	07/01/34	11		$11,829
5.500%	09/01/34	7		8,386
5.500%	11/01/34	2		2,216
5.500%	12/01/34	1		730
5.500%	12/01/34	1		1,678
5.500%	12/01/34	3		3,320
5.500%	12/01/34	7		7,667
5.500%	02/01/35	1		666
5.500%	02/01/35	3		3,290
5.500%	02/01/35	17		19,870
5.500%	03/01/35	8		9,040
5.500%	03/01/35	14		15,930
5.500%	03/01/35	16		18,354
5.500%	04/01/35	1		1,108
5.500%	04/01/35	15		17,240
5.500%	05/01/35	2		2,288
5.500%	05/01/35	5		6,047
5.500%	06/01/35	2		1,648
5.500%	07/01/35	3		3,483
5.500%	09/01/35	4		4,746
5.500%	09/01/35	15		17,039
5.500%	10/01/35	3		2,976
5.500%	10/01/35	3		3,669
5.500%	10/01/35	4		4,455
5.500%	10/01/35	8		9,057
5.500%	10/01/35	11		12,522
5.500%	10/01/35	12		13,153
5.500%	11/01/35	—(r	)	170
5.500%	11/01/35	—(r	)	256
5.500%	11/01/35	13		14,423
5.500%	12/01/35	—(r	)	525
5.500%	12/01/35	—(r	)	538
5.500%	12/01/35	1		550
5.500%	12/01/35	2		1,785
5.500%	12/01/35	2		1,828
5.500%	12/01/35	7		7,760
5.500%	12/01/35	10		11,088
5.500%	12/01/35	19		21,521
5.500%	01/01/36	1		736
5.500%	02/01/36	1		876
5.500%	03/01/36	2		1,993
5.500%	03/01/36	4		4,983
5.500%	03/01/36	14		15,853
5.500%	05/01/36	—(r	)	151
5.500%	07/01/36	—(r	)	210
5.500%	07/01/36	3		3,425
5.500%	08/01/36	3		2,919
5.500%	11/01/36	3		3,693
5.500%	01/01/37	16		17,827
5.500%	02/01/37	12		13,163
5.500%	04/01/37	12		13,615
5.500%	06/01/37	4		4,055
5.500%	06/01/37	4		4,369
5.500%	08/01/37	1		978
5.500%	08/01/37	1		1,506
5.500%	08/01/37	7		7,624
5.500%	08/01/37	11		12,666
5.500%	03/01/38	13		15,044

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	12/01/38	5		$5,739
5.500%	01/01/39	59		67,081
5.500%	09/01/39	9		9,892
5.500%	12/01/39	77		87,407
5.500%	06/01/40	15		16,152
5.500%	01/01/49	827		907,107
5.500%	09/01/49	881		965,195
5.500%	04/01/50	736		805,847
6.000%	11/01/28	1		772
6.000%	02/01/29	1		570
6.000%	03/01/32	1		759
6.000%	05/01/33	—(r	)	327
6.000%	01/01/34	16		17,994
6.000%	11/01/35	4		4,944
6.000%	12/01/35	2		2,319
6.000%	03/01/36	—(r	)	447
6.000%	04/01/36	3		3,647
6.000%	06/01/36	—(r	)	141
6.000%	06/01/36	—(r	)	231
6.000%	07/01/36	—(r	)	214
6.000%	07/01/36	3		3,018
6.000%	08/01/36	—(r	)	68
6.000%	08/01/36	2		1,824
6.000%	08/01/36	13		14,816
6.000%	09/01/36	—(r	)	193
6.000%	09/01/36	—(r	)	352
6.000%	09/01/36	—(r	)	464
6.000%	09/01/36	1		676
6.000%	09/01/36	1		1,034
6.000%	09/01/36	3		3,635
6.000%	09/01/36	20		22,755
6.000%	10/01/36	1		1,182
6.000%	10/01/36	10		11,035
6.000%	10/01/36	11		12,070
6.000%	11/01/36	—(r	)	314
6.000%	11/01/36	1		1,036
6.000%	11/01/36	1		1,565
6.000%	11/01/36	2		2,300
6.000%	11/01/36	6		6,176
6.000%	11/01/36	10		11,986
6.000%	11/01/36	11		12,957
6.000%	12/01/36	—(r	)	193
6.000%	12/01/36	—(r	)	259
6.000%	12/01/36	1		869
6.000%	12/01/36	2		2,670
6.000%	12/01/36	4		4,300
6.000%	12/01/36	6		7,007
6.000%	12/01/36	10		11,023
6.000%	01/01/37	—(r	)	534
6.000%	01/01/37	1		744
6.000%	01/01/37	5		5,720
6.000%	01/01/37	11		11,771
6.000%	01/01/37	13		15,255
6.000%	01/01/37	1,045		1,209,719
6.000%	02/01/37	11		12,519
6.000%	02/01/37	189		219,041
6.000%	03/01/37	11		13,250
6.000%	03/01/37	17		19,232

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	03/01/37	76		$83,515
6.000%	05/01/37	2		2,109
6.000%	05/01/37	10		11,406
6.000%	05/01/37	11		12,997
6.000%	06/01/37	4		4,793
6.000%	07/01/37	—(r	)	144
6.000%	08/01/37	1		1,306
6.000%	08/01/37	5		5,508
6.000%	08/01/37	8		8,948
6.000%	08/01/37	15		17,328
6.000%	10/01/37	—(r	)	358
6.500%	10/01/36	490		572,091
Government National Mortgage Assoc.
2.000%	TBA	28,237		28,491,931
2.500%	TBA	24,717		25,311,726
2.500%	11/20/49	59		59,654
2.500%	12/20/49	114		114,421
2.500%	12/20/49	116		117,229
3.000%	TBA	28,921		29,923,425
3.000%	02/20/42	24		25,018
3.000%	12/20/44	27		27,885
3.000%	02/15/45	256		266,634
3.000%	01/20/51	14,698		15,218,019
3.500%	TBA	11,396		11,866,154
3.500%	01/15/42	110		116,757
3.500%	04/15/43	171		180,510
3.500%	04/20/43	299		320,430
3.500%	05/20/43	183		195,811
3.500%	02/20/44	1,085		1,159,548
3.500%	03/20/45	38		40,313
3.500%	04/20/45	57		60,840
3.500%	05/20/45	108		114,525
3.500%	07/20/45	43		45,296
3.500%	08/20/45	57		59,755
3.500%	10/20/45	90		95,646
3.500%	11/20/45	39		41,561
3.500%	12/20/45	470		497,398
3.500%	01/20/46	102		107,608
3.500%	05/20/46	198		208,057
3.500%	07/20/46	413		434,586
3.500%	09/20/46	89		93,308
3.500%	10/20/46	73		77,941
3.500%	10/20/46	86		92,104
3.500%	10/20/46	101		107,782
3.500%	10/20/46	113		119,476
3.500%	10/20/46	167		178,459
3.500%	03/20/48	49		51,671
3.500%	04/20/48	20		20,652
4.000%	TBA	4,580		4,822,894
4.000%	04/20/39	12		13,323
4.000%	07/20/39	150		162,039
4.000%	10/20/40	160		173,701
4.000%	12/20/40	954		1,033,396
4.000%	01/20/41	35		37,941
4.000%	03/15/41	126		138,479
4.000%	10/20/46	31		33,182
4.000%	05/20/47	163		173,686
4.000%	06/20/47	402		427,747

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	11/20/47	470	$500,929
4.000%	12/20/47	227	242,065
4.000%	05/20/50	68	72,181
4.500%	TBA	1,353	1,428,990
4.500%	12/20/39	16	17,282
4.500%	01/20/40	19	21,084
4.500%	02/20/40	16	17,296
4.500%	05/20/40	109	119,916
4.500%	07/20/40	6	6,988
4.500%	09/20/40	9	9,421
4.500%	10/20/40	12	12,900
4.500%	07/20/41	62	65,796
4.500%	02/20/42	295	326,208
4.500%	03/15/47	98	110,436
4.500%	04/15/47	97	109,643
4.500%	04/15/47	110	125,134
4.500%	05/15/47	75	84,507
4.500%	09/20/48	331	355,815
4.500%	03/20/49	617	652,424
4.500%	04/20/49	16	17,387
4.500%	05/20/49	108	114,495
4.500%	08/20/50	326	343,956
5.000%	04/15/38	33	36,633
5.000%	08/15/38	81	92,677
5.000%	10/15/38	6	7,305
5.000%	10/15/38	252	290,503
5.000%	12/15/38	110	126,868
5.000%	01/15/39	28	32,005
5.000%	02/15/39	69	79,426
5.000%	02/15/39	70	80,677
5.000%	02/15/39	93	106,718
5.000%	02/15/39	208	237,503
5.000%	03/15/39	335	386,459
5.000%	04/15/39	95	109,094
5.000%	04/15/39	102	117,327
5.000%	05/15/39	87	100,124
5.000%	05/15/39	286	326,085
5.000%	11/15/39	152	175,497
5.000%	09/15/40	325	374,906
Tennessee Valley Authority, Sr. Unsec’d. Notes
4.250%	09/15/65	1,964	2,816,072
4.625%	09/15/60	1,207	1,811,308
4.875%	01/15/48	1,031	1,486,655
5.250%	09/15/39	760	1,077,991

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $804,909,004)			808,423,185

U.S. TREASURY OBLIGATIONS — 12.4%
U.S. Treasury Bonds
1.125%	05/15/40	4,291	3,759,989
1.125%	08/15/40	4,291	3,744,568
1.375%	11/15/40	4,291	3,907,492
1.750%	08/15/41	16,645	16,127,832
1.875%	11/15/51	12,920	12,839,250
2.000%	11/15/41	27,575	27,880,910
2.000%	08/15/51	8,850	9,035,297
2.250%	05/15/41	1,195	1,254,377
2.250%	08/15/49	4,101	4,393,837

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.375%	05/15/51		435	$481,015
2.500%	02/15/45	(h)	11,102	12,219,139
2.750%	11/15/47		11,102	12,940,302
2.875%	05/15/43		981	1,140,412
2.875%	11/15/46		942	1,115,534
3.000%	02/15/48	(h)	12,043	14,711,277
3.125%	02/15/43		981	1,182,871
3.625%	08/15/43		981	1,273,001
3.750%	11/15/43		981	1,297,986
3.875%	08/15/40		1,142	1,503,871
4.250%	05/15/39		256	350,880
4.250%	11/15/40		1,142	1,577,387
4.375%	11/15/39		256	356,640
4.500%	08/15/39		256	361,400
4.625%	02/15/40		1,142	1,639,127
U.S. Treasury Notes
0.125%	03/31/23		10,428	10,377,082
0.125%	04/30/23		10,428	10,370,157
0.125%	05/31/23		10,428	10,363,640
0.250%	04/15/23		8,968	8,937,873
0.375%	04/30/25		13,844	13,540,081
0.375%	11/30/25		12,316	11,948,444
0.375%	12/31/25		12,316	11,939,785
0.500%	03/15/23		8,968	8,969,752
0.500%	05/31/27		5,246	5,023,865
0.625%	07/31/26		683	664,378
0.750%	05/31/26		11,166	10,940,935
1.125%	02/15/31		2,067	2,006,282
1.250%	12/31/26		15,645	15,634,000
1.250%	03/31/28		5,765	5,715,907
1.250%	04/30/28		5,765	5,714,556
1.250%	05/31/28		5,765	5,710,503
1.250%	09/30/28		2,145	2,120,534
1.250%	08/15/31		2,822	2,759,828
1.375%	12/31/28		240	238,988
1.375%	11/15/31		3,700	3,653,750
1.500%	01/31/22		3,782	3,785,841
1.500%	10/31/24		14,391	14,616,984
1.500%	08/15/26		2,741	2,772,907
1.500%	02/15/30		1,992	2,002,582
1.625%	11/30/26		1,710	1,739,925
1.625%	08/15/29		1,947	1,975,597
1.625%	05/15/31		2,067	2,093,483
1.750%	04/30/22		3,590	3,608,792
1.750%	07/15/22		8,968	9,040,164
1.750%	07/31/24		3,656	3,737,974
1.750%	12/31/24		14,391	14,721,543
1.750%	11/15/29		1,379	1,413,475
2.000%	02/15/25		2,366	2,437,350
2.125%	12/31/22		1,891	1,922,467
2.125%	07/31/24		1,891	1,950,832
2.125%	05/15/25		2,081	2,154,648
2.250%	08/15/27		7,222	7,578,796
2.375%	05/15/27		3,620	3,821,645
2.375%	05/15/29		614	654,678
2.625%	02/15/29		614	663,888
2.750%	05/31/23		1,891	1,949,133
2.875%	08/15/28		567	619,448

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.125%	11/15/28	2,634	$2,928,679

TOTAL U.S. TREASURY OBLIGATIONS (cost $375,560,234)			369,915,565

		Shares
COMMON STOCKS — 0.4%
Chemicals — 0.0%
Element Solutions, Inc.		15,316	371,872

Diversified Financial Services — 0.0%
ArcLight Clean Transition Corp. II (Class A Stock)*		11,457	114,341
Climate Real Impact Solutions II Acquisition Corp. (Class A Stock)*		4,905	47,873
Gores Holdings VIII, Inc. (Class A Stock)*		16,818	171,543
Pivotal Investment Corp. III*		13,760	136,224
Science Strategic Acquisition Corp. Alpha (Class A Stock)*		14,872	145,002
Tishman Speyer Innovation Corp. II (Class A Stock)*		8,821	86,005

			700,988

Equity Real Estate Investment Trusts (REITs) — 0.1%
DiamondRock Hospitality Co.*		50,586	486,131
Park Hotels & Resorts, Inc.*		23,857	450,420
Service Properties Trust		51,212	450,154
Sunstone Hotel Investors, Inc.*		34,839	408,662
Xenia Hotels & Resorts, Inc.*		27,886	505,015

			2,300,382

Health Care Providers & Services — 0.1%
HCA Healthcare, Inc		3,767	967,818

Hotels, Restaurants & Leisure — 0.0%
Caesars Entertainment, Inc.*		9,348	874,318

Household Durables — 0.1%
Beazer Homes USA, Inc.*		5,563	129,173
Century Communities, Inc.		7,325	599,112
Taylor Morrison Home Corp.*(a)		17,678	618,023

			1,346,308

Interactive Media & Services — 0.0%
Genius Sports Ltd. (United Kingdom)*(a)		55,325	420,470

Media — 0.0%
Altice USA, Inc. (Class A Stock)*		12,045	194,888

Oil, Gas & Consumable Fuels — 0.1%
California Resources Corp.		55,682	2,378,178
Chesapeake Energy Corp.		24	1,548
Devon Energy Corp.		5,934	261,393
Diamondback Energy, Inc.		2,168	233,819
Green Plains, Inc.*		20,076	697,842
Ovintiv, Inc.		6,059	204,188

			3,776,968

	Shares	Value

COMMON STOCKS (continued)
Real Estate Management & Development — 0.0%
Forestar Group, Inc.*	12,980	$282,315

TOTAL COMMON STOCKS (cost $8,090,260)		11,236,327

	Units

WARRANTS* — 0.0%
Commercial Services & Supplies — 0.0%
Aurora Innovation, Inc., expiring 12/31/28	2,162	6,443

Diversified Financial Services — 0.0%
ArcLight Clean Transition Corp. II, expiring 02/04/23	2,291	3,826
Climate Real Impact Solutions II Acquisition Corp., expiring 12/31/27	981	1,118
Gores Holdings VIII, Inc., expiring 12/31/27	915	1,858
HomeToGo SE (Luxembourg), expiring 12/31/25	4,042	2,761
Science Strategic Acquisition Corp. Alpha, expiring 12/31/27	4,957	2,677
Tishman Speyer Innovation Corp. II, expiring 12/31/27	1,764	1,421
TPG Pace Beneficial Finance Corp., expiring 10/09/27	5,890	4,889

		18,550

Health Care Providers & Services — 0.0%
Cano Health, Inc., expiring 06/03/26	23,091	55,187

Health Care Technology — 0.0%
Pear Therapeutics, Inc., expiring 12/01/26	5,670	3,403

Hotels, Restaurants & Leisure — 0.0%
Target Hospitality Corp., expiring 03/05/24	1,429	405

Independent Power & Renewable Electricity Producers — 0.0%
Altus Power, Inc., expiring 01/22/26	4,600	11,822

Interactive Media & Services — 0.0%
Genius Sports Ltd. (United Kingdom), expiring 12/31/28	47,381	103,764

Machinery — 0.0%
Hyzon Motors, Inc., expiring 10/02/25	22,329	42,425
Sarcos Technology & Robotics Corp., expiring 06/15/27	64,817	131,579

		174,004

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., expiring 10/27/24	471	5,840
Chesapeake Energy Corp., expiring 02/09/26	46	1,490

		7,330

Real Estate Management & Development — 0.0%
Offerpad Solutions, Inc., expiring 09/01/26	15,508	16,594

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Units	Value

WARRANTS* (continued)
Software — 0.0%
Embark Technology, Inc., expiring 12/31/27	1,618	$3,171
Latch, Inc., expiring 06/04/26	29,405	53,958

		57,129

Specialty Retail — 0.0%
EVgo, Inc., expiring 09/15/25	13,180	34,927
Volta, Inc., expiring 08/26/26	13,580	25,259

		60,186

TOTAL WARRANTS (cost $647,702)		514,817

TOTAL LONG-TERM INVESTMENTS (cost $2,805,445,563)		2,815,721,198

	Shares

SHORT-TERM INVESTMENTS — 23.1%

AFFILIATED MUTUAL FUNDS — 20.0%
PGIM Core Ultra Short Bond Fund(wa)	466,449,603	466,449,603
PGIM Institutional Money Market Fund (cost $128,583,999; includes $128,574,842 of cash collateral for securities on loan)(b)(wa)	128,669,104	128,579,036

TOTAL AFFILIATED MUTUAL FUNDS (cost $595,033,602)		595,028,639

Interest Rate	Maturity Date	Principal Amount (000)#

CORPORATE BOND — 0.0%
Real Estate
Ronshine China Holdings Ltd. (China),
Gtd. Notes, EMTN
5.500%	02/01/22	200	149,979

(cost $199,935)
U.S. TREASURY OBLIGATIONS(n) — 3.1%
U.S. Cash Management Bills
0.074%	04/12/22	18,550	18,547,135
U.S. Treasury Bills
0.000%	01/06/22	15,385	15,384,995
0.000%	01/11/22	10,295	10,294,988
0.000%	01/18/22	9,690	9,689,939
0.045%	04/21/22	700	699,849
0.065%	04/28/22	37,590	37,581,052

TOTAL U.S. TREASURY OBLIGATIONS (cost $92,198,129)			92,197,958

Value
OPTIONS PURCHASED*~ — 0.0% (cost $563,367)	$507,084

TOTAL SHORT-TERM INVESTMENTS (cost $687,995,033)	687,883,660

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—117.4% (cost $3,493,440,596)	3,503,604,858

OPTIONS WRITTEN*~ — (0.0)% (premiums received $215,820)	(369,344)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—117.4% (cost $3,493,224,776)	3,503,235,514
Liabilities in excess of other assets(z) — (17.4)%	(518,034,078)

NET ASSETS — 100.0%	$2,985,201,436

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,069,821 and 0.2% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $126,628,271; cash collateral of $128,574,842 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(rr)	Perpetual security with no stated maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.000%	TBA	01/18/22	(38)	$(39,733)
Federal National Mortgage Assoc.	3.500%	TBA	01/18/22	(5,119)	(5,388,003)
Federal National Mortgage Assoc.	5.000%	TBA	01/13/22	(5,927)	(6,458,672)
Government National Mortgage Assoc.	5.000%	TBA	01/20/22	(1,241)	(1,323,126)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $13,302,299)					$(13,209,534)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
90 Day Euro Dollar	Put	06/13/22	$99.25	400	1,000	$62,500

(cost $45,002)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option AUD vs JPY	Call	UBS AG	01/21/22	83.50	—	AUD	1,730	$13,034
Currency Option USD vs CNH	Call	HSBC Bank PLC	03/10/22	6.70	—		395	8,805
Currency Option USD vs MXN	Call	HSBC Bank PLC	01/14/22	21.00	—		1,462	4,016
Currency Option USD vs TRY	Call	Bank of America, N.A.	01/03/22	10.00	—		720	175,636
Currency Option USD vs TRY	Call	Bank of America, N.A.	01/03/22	10.50	—		539	111,168
Currency Option EUR vs HUF	Put	Bank of America, N.A.	03/17/22	355.00	—	EUR	94	8,906
Currency Option EUR vs PLN	Put	Bank of America, N.A.	03/01/22	4.50	—	EUR	110	17,067
Currency Option EUR vs USD	Put	Morgan Stanley & Co. International PLC	03/01/22	1.12	—	EUR	15,810	55,557
Currency Option USD vs BRL	Put	Barclays Bank PLC	01/18/22	5.68	—		890	20,937
Currency Option USD vs CLP	Put	Morgan Stanley & Co. International PLC	01/06/22	815.00	—		1,074	84
Currency Option USD vs CLP	Put	Bank of America, N.A.	02/10/22	850.00	—		356	6,082
Currency Option USD vs RUB	Put	Citibank, N.A.	01/14/22	72.00	—		1,440	614
Currency Option USD vs RUB	Put	Goldman Sachs International	02/07/22	69.00	—		126	2,779
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	02/25/22	65.00	—		96	401
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	02/25/22	67.00	—		96	686
Currency Option USD vs RUB	Put	Citibank, N.A.	02/28/22	70.00	—		144	10,948

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs RUB	Put	Morgan Stanley & Co. International PLC	03/15/22	68.00	—	108	$3,412
Currency Option USD vs TRY	Put	JPMorgan Chase Bank, N.A.	01/21/22	11.00	—	267	4,452

Total OTC Traded (cost $518,365)							$444,584

Total Options Purchased (cost $563,367)							$507,084

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Eurodollar 1-year Mid-Curve	Put	06/10/22	$98.00	200	500	$(27,500)

(premiums received $36,524)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option AUD vs JPY	Call	UBS AG	01/21/22	85.00	—	AUD 2,472	$(5,652)
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	02/08/22	850.00	—	271	(6,653)
Currency Option USD vs CLP	Call	Bank of America, N.A.	02/10/22	875.00	—	267	(3,635)
Currency Option USD vs MXN	Call	HSBC Bank PLC	01/14/22	21.60	—	1,462	(903)
Currency Option USD vs RUB	Call	Goldman Sachs International	01/21/22	76.00	—	718	(6,390)
Currency Option USD vs TRY	Call	Bank of America, N.A.	01/03/22	10.00	—	360	(87,818)
Currency Option USD vs TRY	Call	Bank of America, N.A.	01/03/22	10.50	—	1,078	(222,336)
Currency Option USD vs BRL	Put	Barclays Bank PLC	01/18/22	5.49	—	890	(5,570)
Currency Option USD vs CLP	Put	Morgan Stanley & Co. International PLC	01/06/22	780.00	—	2,150	—
Currency Option USD vs CLP	Put	Bank of America, N.A.	02/10/22	820.00	—	534	(2,755)
Currency Option USD vs RUB	Put	Citibank, N.A.	01/14/22	70.50	—	2,160	(132)

Total OTC Traded (premiums received $179,296)							$(341,844)

Total Options Written (premiums received $215,820)							$(369,344)

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
257	3 Month SONIA	Dec. 2022	$85,943,742	$(52,753)
335	2 Year U.S. Treasury Notes	Mar. 2022	73,087,578	(61,455)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
1,124	5 Year U.S. Treasury Notes	Mar. 2022	$135,977,653	$55,665
25	10 Year U.K. Gilt	Mar. 2022	4,226,460	(2,570)
433	20 Year U.S. Treasury Bonds	Mar. 2022	69,469,438	319,872
316	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	62,291,500	1,248,502

				1,507,261

Short Positions:
19	10 Year Euro-Bund	Mar. 2022	3,706,990	67,505
31	10 Year U.S. Treasury Notes	Mar. 2022	4,044,531	7,138
381	10 Year U.S. Ultra Treasury Notes	Mar. 2022	55,792,688	(365,182)
55	30 Year Euro Buxl	Mar. 2022	12,945,542	555,218

				264,679

				$1,771,940

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/31/22	Goldman Sachs International	AUD	4,231	$3,056,586	$3,078,775	$22,189	$—
Expiring 01/31/22	Morgan Stanley & Co. International PLC	AUD	2,000	1,444,720	1,455,242	10,522	—
Brazilian Real,
Expiring 01/31/22	HSBC Bank PLC	BRL	12,790	2,219,000	2,279,516	60,516	—
Expiring 02/02/22	Deutsche Bank AG	BRL	1,530	267,000	272,535	5,535	—
Expiring 02/02/22	Deutsche Bank AG	BRL	1,530	267,000	272,535	5,535	—
British Pound,
Expiring 02/10/22	Barclays Bank PLC	GBP	3,360	4,459,590	4,547,297	87,707	—
Expiring 02/10/22	Deutsche Bank AG	GBP	3,360	4,465,803	4,547,298	81,495	—
Expiring 02/10/22	HSBC Bank PLC	GBP	1,680	2,263,210	2,273,649	10,439	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	GBP	1,670	2,242,011	2,260,115	18,104	—
Chilean Peso,
Expiring 01/19/22	BNP Paribas S.A.	CLP	150,054	178,000	175,678	—	(2,322)
Expiring 01/19/22	Citibank, N.A.	CLP	227,643	266,000	266,516	516	—
Expiring 01/19/22	Citibank, N.A.	CLP	227,643	266,000	266,516	516	—
Expiring 01/19/22	Citibank, N.A.	CLP	154,718	178,000	181,138	3,138	—
Colombian Peso,
Expiring 01/18/22	Barclays Bank PLC	COP	533,588	134,000	130,951	—	(3,049)
Expiring 01/18/22	Barclays Bank PLC	COP	533,588	134,000	130,952	—	(3,048)
Expiring 01/18/22	UBS AG	COP	533,722	134,000	130,984	—	(3,016)
Expiring 01/18/22	UBS AG	COP	533,722	134,000	130,984	—	(3,016)
Euro,
Expiring 01/18/22	Goldman Sachs International	EUR	236	266,368	268,782	2,414	—
Expiring 01/18/22	Goldman Sachs International	EUR	236	266,368	268,782	2,414	—
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	EUR	17	19,220	19,361	141	—
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	EUR	17	19,220	19,361	141	—
Expiring 02/10/22	Goldman Sachs International	EUR	1,300	1,473,433	1,481,266	7,833	—
Expiring 02/10/22	Morgan Stanley & Co. International PLC	EUR	1,320	1,495,144	1,504,055	8,911	—
Expiring 02/10/22	Morgan Stanley & Co. International PLC	EUR	1,310	1,479,128	1,492,660	13,532	—
Kazakhstani Tenge,
Expiring 01/10/22	Citibank, N.A.	KZT	75,574	173,770	172,328	—	(1,442)
Mexican Peso,
Expiring 01/18/22	Citibank, N.A.	MXN	7,485	356,000	364,476	8,476	—
Expiring 01/18/22	Citibank, N.A.	MXN	7,485	356,000	364,477	8,477	—

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 01/18/22	HSBC Bank PLC	MXN	9,334	$445,000	$454,480	$9,480	$—
Expiring 01/18/22	UBS AG	MXN	5,624	267,000	273,841	6,841	—
Expiring 01/31/22	HSBC Bank PLC	MXN	66,249	3,138,859	3,218,693	79,834	—
Expiring 01/31/22	HSBC Bank PLC	MXN	27,438	1,300,000	1,333,064	33,064	—
Russian Ruble,
Expiring 01/18/22	UBS AG	RUB	19,055	256,200	253,230	—	(2,970)
Expiring 01/31/22	Standard Chartered Bank	RUB	329,515	4,439,000	4,377,081	—	(61,919)
South African Rand,
Expiring 01/18/22	Bank of America, N.A.	ZAR	6,380	396,000	399,333	3,333	—
Expiring 01/18/22	BNP Paribas S.A.	ZAR	2,862	179,000	179,124	124	—
Expiring 01/18/22	BNP Paribas S.A.	ZAR	2,862	179,000	179,124	124	—
Expiring 01/18/22	Citibank, N.A.	ZAR	4,304	269,000	269,435	435	—
Expiring 01/18/22	Goldman Sachs International	ZAR	4,256	268,000	266,407	—	(1,593)
Expiring 01/31/22	Citibank, N.A.	ZAR	35,702	2,219,429	2,230,551	11,122	—
Thai Baht,
Expiring 02/10/22	Australia & New Zealand Banking Group Ltd.	THB	9,144	272,000	273,654	1,654	—
Turkish Lira,
Expiring 01/04/22	Goldman Sachs International	TRY	1,701	130,695	128,226	—	(2,469)
Expiring 01/13/22	Citibank, N.A.	TRY	3,473	296,689	259,781	—	(36,908)
Expiring 01/13/22	Citibank, N.A.	TRY	1,701	130,116	127,250	—	(2,866)
Expiring 01/13/22	Citibank, N.A.	TRY	1,395	89,000	104,364	15,364	—
Expiring 01/13/22	Citibank, N.A.	TRY	998	89,000	74,636	—	(14,364)
Expiring 01/18/22	UBS AG	TRY	2,060	129,035	153,358	24,323	—

				$42,506,594	$42,911,861	544,249	(138,982)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 02/10/22	Bank of America, N.A.	AUD	759	$541,474	$552,272	$—	$(10,798)
British Pound,
Expiring 02/10/22	Deutsche Bank AG	GBP	3,350	4,440,773	4,533,764	—	(92,991)
Expiring 02/10/22	Goldman Sachs International	GBP	237	316,070	320,620	—	(4,550)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	GBP	3,370	4,463,032	4,560,831	—	(97,799)
Expiring 02/10/22	Morgan Stanley & Co. International PLC	GBP	3,113	4,153,552	4,213,144	—	(59,592)
Canadian Dollar,
Expiring 02/10/22	Morgan Stanley & Co. International PLC	CAD	1,113	871,141	879,829	—	(8,688)
Chilean Peso,
Expiring 01/19/22	Bank of America, N.A.	CLP	151,887	178,000	177,824	176	—
Expiring 01/19/22	Citibank, N.A.	CLP	153,614	178,000	179,846	—	(1,846)
Expiring 01/19/22	Goldman Sachs International	CLP	147,505	179,000	172,694	6,306	—
Colombian Peso,
Expiring 01/18/22	Citibank, N.A.	COP	1,081,200	272,000	265,345	6,655	—
Expiring 01/18/22	Citibank, N.A.	COP	1,055,691	269,000	259,084	9,916	—
Expiring 01/18/22	Citibank, N.A.	COP	1,055,691	269,000	259,084	9,916	—
Euro,
Expiring 01/18/22	Standard Chartered Bank	EUR	630	712,350	717,512	—	(5,162)
Expiring 01/18/22	Standard Chartered Bank	EUR	630	712,350	717,512	—	(5,162)
Expiring 02/10/22	BNP Paribas S.A.	EUR	18,217	20,618,365	20,757,096	—	(138,731)
Mexican Peso,
Expiring 01/18/22	Deutsche Bank AG	MXN	5,595	267,000	272,458	—	(5,458)
Expiring 01/18/22	Deutsche Bank AG	MXN	5,550	266,000	270,225	—	(4,225)
Expiring 01/18/22	Goldman Sachs International	MXN	7,674	364,000	373,652	—	(9,652)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 01/18/22	Goldman Sachs International	MXN	7,537	$357,000	$366,995	$—	$(9,995)
Expiring 01/18/22	Goldman Sachs International	MXN	7,537	357,000	366,995	—	(9,995)
Expiring 01/18/22	Goldman Sachs International	MXN	5,861	278,000	285,372	—	(7,372)
Expiring 02/24/22	HSBC Bank PLC	MXN	6,645	313,639	321,428	—	(7,789)
South African Rand,
Expiring 01/18/22	Bank of America, N.A.	ZAR	4,297	268,000	268,945	—	(945)
Expiring 01/18/22	Barclays Bank PLC	ZAR	8,602	539,000	538,419	581	—
Expiring 01/18/22	Barclays Bank PLC	ZAR	8,602	539,000	538,419	581	—
Expiring 01/18/22	Barclays Bank PLC	ZAR	1,660	104,000	103,893	107	—
Expiring 01/18/22	Barclays Bank PLC	ZAR	590	37,000	36,962	38	—
Expiring 01/18/22	Citibank, N.A.	ZAR	7,313	457,000	457,739	—	(739)
Turkish Lira,
Expiring 01/04/22	Citibank, N.A.	TRY	1,701	130,695	128,226	2,469	—
Expiring 01/04/22	UBS AG	TRY	2,060	130,348	155,251	—	(24,903)
Expiring 01/13/22	Bank of America, N.A.	TRY	1,951	179,000	145,946	33,054	—
Expiring 01/13/22	Bank of America, N.A.	TRY	1,701	179,000	127,212	51,788	—
Expiring 01/13/22	Bank of America, N.A.	TRY	1,701	179,000	127,212	51,788	—
Expiring 01/13/22	Deutsche Bank AG	TRY	1,733	179,000	129,630	49,370	—
Expiring 01/18/22	Citibank, N.A.	TRY	2,771	270,000	206,329	63,671	—

				$43,567,789	$43,787,765	286,416	(506,392)

						$830,665	$(645,374)

Cross currency exchange contracts outstanding at December 31, 2021:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/18/22	Buy	AUD	376	JPY	30,470	$8,650	$—	Standard Chartered Bank
01/18/22	Buy	AUD	376	JPY	30,470	8,650	—	Standard Chartered Bank
01/18/22	Buy	EUR	82	PLN	378	—	(391)	Bank of America, N.A.
01/18/22	Buy	EUR	82	PLN	378	—	(391)	Bank of America, N.A.
01/18/22	Buy	EUR	628	PLN	2,922	—	(9,221)	UBS AG
01/18/22	Buy	EUR	628	PLN	2,922	—	(9,221)	UBS AG
01/18/22	Buy	JPY	30,165	AUD	372	—	(8,391)	Morgan Stanley & Co. International PLC
01/18/22	Buy	JPY	30,165	AUD	372	—	(8,391)	Morgan Stanley & Co. International PLC
01/18/22	Buy	JPY	30,353	AUD	376	—	(9,671)	Goldman Sachs International
01/18/22	Buy	JPY	30,353	AUD	376	—	(9,671)	Goldman Sachs International
01/18/22	Buy	NOK	2,455	EUR	238	7,644	—	Goldman Sachs International
01/18/22	Buy	NOK	2,455	EUR	238	7,644	—	Goldman Sachs International
01/18/22	Buy	PLN	3,178	EUR	689	3,284	—	Bank of America, N.A.
01/18/22	Buy	PLN	3,178	EUR	689	3,284	—	Bank of America, N.A.

						$39,156	$(55,348)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Avis Budget Car Rental LLC	12/20/24	5.000%(Q)	300	$(33,332)	$15,073	$(48,405)	JPMorgan Chase Bank, N.A.
Avis Budget Car Rental LLC	06/20/25	5.000%(Q)	240	(28,860)	20,669	(49,529)	JPMorgan Chase Bank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)(cont’d.):
Beazer Homes USA, Inc.	06/20/24	5.000%(Q)	265	$(22,531)	$(8,300)	$(14,231)	BNP Paribas S.A.
Beazer Homes USA, Inc.	06/20/24	5.000%(Q)	250	(21,255)	(7,253)	(14,002)	BNP Paribas S.A.
Boeing Co.	12/20/24	1.000%(Q)	815	(5,484)	(5,674)	190	Morgan Stanley & Co. International PLC
Boeing Co.	12/20/24	1.000%(Q)	400	(2,692)	(4,732)	2,040	BNP Paribas S.A.
Broadcom Inc.	12/20/24	1.000%(Q)	195	(3,884)	3,552	(7,436)	JPMorgan Chase Bank, N.A.
Dish DBS Corp.	12/20/23	5.000%(Q)	372	(16,293)	7,990	(24,283)	Goldman Sachs International
Federative Republic of Brazil	12/20/24	1.000%(Q)	360	3,902	5,346	(1,444)	Barclays Bank PLC
Federative Republic of Brazil	12/20/24	1.000%(Q)	255	2,764	3,860	(1,096)	Barclays Bank PLC
Federative Republic of Brazil	12/20/24	1.000%(Q)	254	2,753	3,845	(1,092)	Barclays Bank PLC
Federative Republic of Brazil	12/20/24	1.000%(Q)	254	2,753	3,772	(1,019)	Barclays Bank PLC
Federative Republic of Brazil	12/20/24	1.000%(Q)	250	2,709	3,784	(1,075)	Barclays Bank PLC
Federative Republic of Brazil	12/20/24	1.000%(Q)	150	1,626	2,228	(602)	Barclays Bank PLC
Federative Republic of Brazil	12/20/26	1.000%(Q)	2,009	96,289	87,966	8,323	Barclays Bank PLC
Federative Republic of Brazil	12/20/26	1.000%(Q)	270	12,939	14,125	(1,186)	Barclays Bank PLC
Federative Republic of Brazil	12/20/26	1.000%(Q)	270	12,938	15,077	(2,139)	Barclays Bank PLC
Federative Republic of Brazil	12/20/26	1.000%(Q)	268	12,843	13,784	(941)	Barclays Bank PLC
Federative Republic of Brazil	12/20/26	1.000%(Q)	268	12,842	14,138	(1,296)	Barclays Bank PLC
Federative Republic of Brazil	12/20/26	1.000%(Q)	268	12,842	14,138	(1,296)	Barclays Bank PLC
Federative Republic of Brazil	12/20/26	1.000%(Q)	267	12,795	15,727	(2,932)	Barclays Bank PLC
Federative Republic of Brazil	12/20/26	1.000%(Q)	240	11,501	12,780	(1,279)	JPMorgan Chase Bank, N.A.
Federative Republic of Brazil	12/20/26	1.000%(Q)	240	11,501	13,148	(1,647)	Morgan Stanley & Co. International PLC
Federative Republic of Brazil	12/20/26	1.000%(Q)	230	11,022	12,550	(1,528)	JPMorgan Chase Bank, N.A.
Federative Republic of Brazil	12/20/26	1.000%(Q)	227	10,878	12,634	(1,756)	Morgan Stanley & Co. International PLC
KB Home	12/20/23	5.000%(Q)	352	(30,762)	(12,312)	(18,450)	JPMorgan Chase Bank, N.A.
Occidental Petroleum Corp.	12/20/24	1.000%(Q)	510	3,124	159,230	(156,106)	Barclays Bank PLC
Realogy Group LLC	12/20/23	5.000%(Q)	176	(11,714)	(683)	(11,031)	JPMorgan Chase Bank, N.A.
Republic of Chile	12/20/26	1.000%(Q)	750	(10,797)	(9,154)	(1,643)	Barclays Bank PLC
Republic of Colombia	12/20/26	1.000%(Q)	1,861	88,670	41,480	47,190	Goldman Sachs International
Republic of Colombia	12/20/26	1.000%(Q)	1,163	55,413	26,010	29,403	Goldman Sachs International
Republic of Indonesia	12/20/26	1.000%(Q)	2,348	(28,528)	(25,439)	(3,089)	JPMorgan Chase Bank, N.A.
Republic of Philippines	12/20/26	1.000%(Q)	1,758	(37,223)	(44,594)	7,371	JPMorgan Chase Bank, N.A.
Republic of South Africa	12/20/26	1.000%(Q)	1,584	75,222	73,268	1,954	Goldman Sachs International
Republic of South Africa	12/20/26	1.000%(Q)	481	22,822	24,142	(1,320)	Barclays Bank PLC
Republic of South Africa	12/20/26	1.000%(Q)	431	20,488	21,578	(1,090)	Citibank, N.A.
RR Donnelley & Sons Co	12/20/23	5.000%(Q)	180	(15,347)	3,865	(19,212)	JPMorgan Chase Bank, N.A.
Tenet Healthcare Corporation	06/20/24	5.000%(Q)	344	(26,842)	(1,953)	(24,889)	Barclays Bank PLC
Tenet Healthcare Corporation	06/20/24	5.000%(Q)	200	(15,902)	(3,550)	(12,352)	Goldman Sachs International
Tenet Healthcare Corporation	06/20/24	5.000%(Q)	175	(13,915)	(3,107)	(10,808)	Goldman Sachs International
United Mexican States	12/20/26	1.000%(Q)	5,743	(25,955)	(9,899)	(16,056)	Morgan Stanley & Co. International PLC
United Mexican States	12/20/26	1.000%(Q)	2,163	(9,775)	(3,728)	(6,047)	Morgan Stanley & Co. International PLC

				$139,545	$505,381	$(365,836)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Broadcom Inc.	06/20/24	1.000	%(Q)	2,212	0.278%	$40,242	$(83,583)	$123,825	Citibank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Trust Fibra Uno	06/20/26	1.000	%(Q)	172	2.593%	$(11,177)	$(17,178)	$6,001	Citibank, N.A.
Trust Fibra Uno	06/20/26	1.000	%(Q)	34	2.593%	(2,209)	(3,403)	1,194	Citibank, N.A.

						$26,856	$(104,164)	$131,020

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.HY.33.V12	12/20/24	5.000	%(Q)	4,854	$(25,102)	$(401,595)	$(376,493)
CDX.NA.IG.37.V1	12/20/26	1.000	%(Q)	1,840	(40,515)	(45,561)	(5,046)

					$(65,617)	$(447,156)	$(381,539)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Buy Protection(1):
CMBX.NA.6.AAA	05/11/63	0.500	%(M)	928	$(1,378)	$(656)	$(722)	Deutsche Bank AG
CMBX.NA.6.AAA	05/11/63	0.500	%(M)	400	(594)	75	(669)	Deutsche Bank AG
CMBX.NA.6.BBB-	05/11/63	3.000	%(M)	200	55,822	18,162	37,660	JPMorgan Chase Bank, N.A.
CMBX.NA.9.AAA	09/17/58	0.500	%(M)	929	(7,501)	10,680	(18,181)	Credit Suisse International
CMBX.NA.9.AAA	09/17/58	0.500	%(M)	749	(6,049)	8,737	(14,786)	Deutsche Bank AG
CMBX.NA.9.AAA	09/17/58	0.500	%(M)	630	(5,081)	7,235	(12,316)	Morgan Stanley & Co. International PLC
CMBX.NA.9.AAA	09/17/58	0.500	%(M)	530	(4,275)	6,086	(10,361)	Morgan Stanley & Co. International PLC
CMBX.NA.9.AAA	09/17/58	0.500	%(M)	340	(2,742)	4,287	(7,029)	Morgan Stanley & Co. International PLC
CMBX.NA.9.BBB-	09/17/58	3.000	%(M)	330	30,871	10,902	19,969	Citigroup Global Markets, Inc.

					$59,073	$65,508	$(6,435)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Amount Notional (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
CMBX.NA.6.BBB-	05/11/63	3.000	%(M)	200	*	$(55,821)	$(15,544)	$(40,277)	Credit Suisse International
CMBX.NA.7.AAA	01/17/47	0.500	%(M)	4,909	*	26,483	(148,191)	174,674	Morgan Stanley & Co. International PLC
CMBX.NA.9.BBB-	09/17/58	3.000	%(M)	170	*	(15,903)	(8,046)	(7,857)	Morgan Stanley & Co. International PLC
CMBX.NA.9.BBB-	09/17/58	3.000	%(M)	160	*	(14,968)	(9,088)	(5,880)	Morgan Stanley & Co. International PLC
CMBX.NA.9.BBB-	09/17/58	3.000	%(M)	160	*	(14,968)	(206)	(14,762)	Morgan Stanley & Co. International PLC
CMBX.NA.9.BBB-	09/17/58	3.000	%(M)	110	*	(10,291)	(28,226)	17,935	Morgan Stanley & Co. International PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Sell Protection(2) (cont’d.):
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	90	*	$(8,419)	$(19,741)	$11,322	JPMorgan Chase Bank, N.A.
CMBX.NA.10.A	11/17/59	2.000%(M)	760	*	(2,507)	(32,590)	30,083	Deutsche Bank AG
CMBX.NA.10.A	11/17/59	2.000%(M)	380	*	(1,253)	(16,566)	15,313	Deutsche Bank AG
CMBX.NA.10.BBB-	11/17/59	3.000%(M)	25	*	(2,225)	(2,110)	(115)	JPMorgan Chase Bank, N.A.

					$(99,872)	$(280,308)	$180,436

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2021:
Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
7,481	04/26/31	2.474	%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(522,990)	$(522,990)
10,360	05/21/31	2.639	%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(513,908)	(513,908)
3,880	10/29/31	2.888	%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	15,334	15,334
3,881	11/01/31	2.878	%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	10,495	10,495
4,074	11/05/31	2.763	%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(41,540)	(41,540)

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Inflation swap agreements outstanding at December 31, 2021 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements (cont’d):
4,074	11/05/31	2.765%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(40,398)	$(40,398)
1,702	11/08/31	2.798%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(10,600)	(10,600)
2,372	11/10/31	2.823%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(8,012)	(8,012)
2,037	11/15/31	2.893%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	9,384	9,384
2,037	11/15/31	2.925%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	16,904	16,904

				$—	$(1,085,331)	$(1,085,331)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
GBP 29,640	09/23/25	0.855%(A)	1 Day SONIA(1)(A)	$—	$396,102	$96,102
GBP 26,170	10/18/25	0.980%(A)	1 Day SONIA(1)(A)	—	38,593	38,593
GBP 41,340	11/09/25	0.902%(A)	1 Day SONIA(1)(A)	—	96,903	96,903
4,128	04/07/24	0.508%(S)	3 Month LIBOR(1)(Q)	—	42,977	42,977

				$—	$274,575	$274,575

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CLP	2,122,975	04/01/23	1.420%(S)	1 Day CLOIS(1)(S)	$138,240	$—	$138,240	Bank of America, N.A.
CLP	2,122,975	05/28/23	1.650%(S)	1 Day CLOIS(2)(S)	(146,899)	—	(146,899)	Bank of America, N.A.
COP	3,979,723	11/22/23	5.640%(Q)	1 Day COOIS(1)(Q)	(1,750)	—	(1,750)	Goldman Sachs International
COP	1,994,727	11/23/23	5.690%(Q)	1 Day COOIS(1)(Q)	(1,296)	—	(1,296)	JPMorgan Chase Bank, N.A.
COP	1,946,075	11/24/23	5.760%(Q)	1 Day COOIS(1)(Q)	(1,857)	—	(1,857)	JPMorgan Chase Bank, N.A.
COP	3,997,001	11/29/23	5.800%(Q)	1 Day COOIS(1)(Q)	(4,042)	—	(4,042)	Goldman Sachs International
COP	1,988,799	12/09/23	5.645%(Q)	1 Day COOIS(1)(Q)	(13)	—	(13)	Goldman Sachs International
COP	1,969,396	12/13/23	5.620%(Q)	1 Day COOIS(1)(Q)	406	—	406	Goldman Sachs International
COP	1,751,467	11/22/26	6.285%(Q)	1 Day COOIS(2)(Q)	3,898	—	3,898	Goldman Sachs International
COP	875,734	11/23/26	6.355%(Q)	1 Day COOIS(2)(Q)	2,590	—	2,590	JPMorgan Chase Bank, N.A.
COP	861,138	11/24/26	6.410%(Q)	1 Day COOIS(2)(Q)	3,036	—	3,036	JPMorgan Chase Bank, N.A.
COP	1,755,964	11/29/26	6.460%(Q)	1 Day COOIS(2)(Q)	6,894	—	6,894	Goldman Sachs International
COP	873,131	12/09/26	6.240%(Q)	1 Day COOIS(2)(Q)	1,111	—	1,111	Goldman Sachs International
COP	863,430	12/13/26	6.180%(Q)	1 Day COOIS(2)(Q)	443	—	443	Goldman Sachs International

					$761	$—	$761

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreement:
Universal Health Services, Inc.(Q)	1 Day SOFR -8bps(Q)	BNP Paribas S.A.	6/10/22	172	$(2,440)	$—	$(2,440)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$711,923	$(525,506)	$691,065	$(753,559)

Reverse repurchase agreements:

During the reporting period ended December 31, 2021, BlackRock/Loomis Sayles held reverse repurchase agreements during the period with an average value of $248,212 and a daily weighted average interest rate of 1.52%. At December 31, 2021, BlackRock/Loomis Sayles did not hold any reverse repurchase agreements.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Bank of America, N.A.	$4,737,170	$—
J.P. Morgan Securities LLC	2,341,430	—

Total	$7,078,600	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$7,187,496	$—
Collateralized Loan Obligations	—	98,752,839	670,095
Consumer Loans	—	10,674,275	—
Equipment	—	11,462,587	—
Home Equity Loans	—	17,251,244	—
Manufactured Housing	—	3,110,623	—

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities (continued)
Other	$—	$19,547,920	$81,132
Residential Mortgage-Backed Securities	—	52,292,998	—
Student Loans	—	15,158,086	—
Bank Loans	—	57,105,057	4,314,777
Commercial Mortgage-Backed Securities	—	101,866,048	—
Convertible Bonds	—	194,497	—
Corporate Bonds	—	1,071,372,834	3,817
Municipal Bonds	—	15,347,722	—
Residential Mortgage-Backed Securities	—	49,896,601	—
Sovereign Bonds	—	89,340,656	—
U.S. Government Agency Obligations	—	808,423,185	—
U.S. Treasury Obligations	—	369,915,565	—
Common Stocks	11,236,327	—	—
Warrants	510,635	4,182	—
Short-Term Investments
Affiliated Mutual Funds	595,028,639	—	—
Corporate Bond	—	149,979	—
U.S. Treasury Obligations	—	92,197,958	—
Options Purchased	62,500	444,584	—

Total	$606,838,101	$2,891,696,936	$5,069,821

Liabilities
Options Written	$(27,500)	$(341,844)	$—

Other Financial Instruments*
Assets
Futures Contracts	$2,253,900	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	830,665	—
OTC Cross Currency Exchange Contracts	—	39,156	—
OTC Credit Default Swap Agreements	—	654,054	—
Centrally Cleared Inflation Swap Agreements	—	52,117	—
Centrally Cleared Interest Rate Swap Agreements	—	274,575	—
OTC Interest Rate Swap Agreements	—	156,618	—

Total	$2,253,900	$2,007,185	$—

Liabilities
Forward Commitment Contracts	$—	$(13,209,534)	$—
Futures Contracts	(481,960)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(645,374)	—
OTC Cross Currency Exchange Contracts	—	(55,348)	—
Centrally Cleared Credit Default Swap Agreements	—	(381,539)	—
OTC Credit Default Swap Agreements	—	(528,452)	—
Centrally Cleared Inflation Swap Agreements.	—	(1,137,448)	—
OTC Interest Rate Swap Agreements	—	(155,857)	—
OTC Total Return Swap Agreement	—	(2,440)	—

Total	$(481,9600)	$(16,115,992)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Government Agency Obligations	27.1%

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Affiliated Mutual Funds (4.3% represents investments purchased with collateral from securities on loan)	20.0%
U.S. Treasury Obligations	15.5
Banks	7.4
Residential Mortgage-Backed Securities	3.4
Commercial Mortgage-Backed Securities	3.4
Collateralized Loan Obligations	3.3
Sovereign Bonds	3.0
Electric	2.7
Telecommunications	2.5
Pipelines	1.9
Oil & Gas	1.7
Diversified Financial Services	1.5
Media	1.4
Real Estate Investment Trusts (REITs)	1.3
Pharmaceuticals	1.2
Auto Manufacturers	1.2
Aerospace & Defense	1.1
Chemicals	0.9
Software	0.9
Semiconductors	0.9
Retail	0.8
Healthcare-Services	0.8
Commercial Services	0.7
Other	0.7
Airlines	0.6
Mining	0.6
Home Equity Loans	0.6
Internet	0.6
Foods	0.6
Beverages	0.5
Municipal Bonds	0.5
Transportation	0.5
Student Loans	0.5
Computers	0.5
Building Materials	0.5
Insurance	0.4
Investment Companies	0.4
Agriculture	0.4
Equipment	0.4
Consumer Loans	0.4
Entertainment	0.3
Lodging	0.2
Automobiles	0.2
Home Builders	0.2
Real Estate	0.2
Machinery-Diversified	0.2
Auto Parts & Equipment	0.2
Distribution/Wholesale	0.2
Healthcare-Products	0.2

Gas	0.2%
Electronics	0.2
Biotechnology	0.2
Oil, Gas & Consumable Fuels	0.1
Miscellaneous Manufacturing	0.1
Forest Products & Paper	0.1
Cosmetics/Personal Care	0.1
Manufactured Housing	0.1
Textiles	0.1
Trucking & Leasing	0.1
Packaging & Containers	0.1
Savings & Loans	0.1
Equity Real Estate Investment Trusts (REITs)	0.1
Advertising	0.1
Environmental Control	0.1
Engineering & Construction	0.1
Shipbuilding	0.1
Household Durables	0.1
Health Care Providers & Services	0.1
Food Service	0.0	*
Oil & Gas Services	0.0	*
Electrical Components & Equipment	0.0	*
Energy-Alternate Sources	0.0	*
Coal	0.0	*
Hotels, Restaurants & Leisure	0.0	*
Machinery-Construction & Mining	0.0	*
Leisure Time	0.0	*
Iron/Steel	0.0	*
Apparel	0.0	*
Storage/Warehousing	0.0	*
Interactive Media & Services	0.0	*
Options Purchased	0.0	*
Housewares	0.0	*
Household Products/Wares	0.0	*
Real Estate Management & Development	0.0	*
Private Equity	0.0	*
Toys/Games/Hobbies	0.0	*
Machinery	0.0	*
Specialty Retail	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Commercial Services & Supplies	0.0	*
Health Care Technology	0.0	*

	117.4
Options Written	(0.0	)*
Liabilities in excess of other assets	(17.4)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Asset Derivatives				Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$ —		Due from/to broker-variation margin swaps	$ 381,539*
Credit contracts	Premiums paid for OTC swap agreements	711,923		Premiums received for OTC swap agreements	525,506
Credit contracts	Unrealized appreciation on OTC swap agreements	534,447		Unrealized depreciation on OTC swap agreements	595,262
Equity contracts	—	—		Unrealized depreciation on OTC swap agreements	2,440
Foreign exchange contracts	Unaffiliated investments Unrealized appreciation on OTC	444,584		Options written outstanding, at value Unrealized depreciation on OTC	341,844
Foreign exchange contracts	cross currency exchange contracts	39,156		cross currency exchange contracts	55,348
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	830,665		Unrealized depreciation on OTC forward foreign currency exchange contracts	645,374
Interest rate contracts	Due from/to broker-variation margin futures	2,253,900	*	Due from/to broker-variation margin futures	481,960*
Interest rate contracts	Due from/to broker-variation margin swaps	326,692	*	Due from/to broker-variation margin swaps	1,137,448*
Interest rate contracts	Unaffiliated investments	62,500		Options written outstanding, at value	27,500
Interest rate contracts	Unrealized appreciation on OTC swap agreements	156,618		Unrealized depreciation on OTC swap agreements	155,857

		$5,360,485			$4,350,078

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(1,921,944)
Equity contracts	—	—	—	—	(698,574)
Foreign exchange contracts	(4,861,362)	2,860,585	—	1,104,849	—
Interest rate contracts	1,538,947	945,248	(4,193,885)	—	(3,278,843)

Total	$(3,322,415)	$3,805,833	$(4,193,885)	$1,104,849	$(5,899,361)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$1,130,471
Equity contracts	—	—	—	—	111,878

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps

Foreign exchange contracts	$(1,043,892)	$(158,736)	$—	$1,769,124	$—
Interest rate contracts	393,164	9,024	1,934,546	—	(1,427,838)

Total.	$(650,728)	$(149,712)	$1,934,546	$1,769,124	$(185,489)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$2,987,068	$122,768,054	$512,200,484	$249,152,996	$70,985,000

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$107,559,018	$26,138,174	$239,574,744	$54,991,637

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$9,280,674	$8,535,101	$67,122,503

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$126,628,271	$(126,628,271)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Australia & New Zealand Banking Group Ltd.	$1,654	$—	$1,654	$—	$1,654

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$ 603,806	$ (475,968)	$ 127,838	$ (10,305)	$ 117,533
Barclays Bank PLC	499,436	(222,850)	276,586	(199,280)	77,306
BNP Paribas S.A.	2,288	(192,011)	(189,723)	38,079	(151,644)
Citibank, N.A.	304,831	(163,551)	141,280	(75,315)	65,965
Citigroup Global Markets, Inc.	30,871	—	30,871	(30,871)	—
Credit Suisse International	10,680	(74,002)	(63,322)	—	(63,322)
Deutsche Bank AG	196,143	(168,663)	27,480	—	27,480
Goldman Sachs International	299,270	(131,263)	168,007	(168,007)	—
HSBC Bank PLC	206,154	(8,692)	197,462	—	197,462
JPMorgan Chase Bank, N.A.	172,555	(365,905)	(193,350)	163,862	(29,488)
Morgan Stanley & Co. International
PLC	328,207	(388,484)	(60,277)	—	(60,277)
Standard Chartered Bank	17,300	(72,243)	(54,943)	—	(54,943)
UBS AG	44,198	(57,999)	(13,801)	—	(13,801)

	$2,717,393	$(2,321,631)	$ 395,762	$(281,837)	$ 113,925

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $126,628,271:
Unaffiliated investments (cost $2,898,406,994)	$2,908,576,219
Affiliated investments (cost $595,033,602)	595,028,639
Foreign currency, at value (cost $10,704,783)	10,776,995
Cash	77,195
Receivable for investments sold	138,735,298
Dividends and interest receivable	15,491,466
Deposit with broker for centrally cleared/exchange-traded derivatives	7,078,600
Receivable for Portfolio shares sold	3,796,069
Unrealized appreciation on OTC forward foreign currency exchange contracts	830,665
Due from broker-variation margin futures	722,503
Premiums paid for OTC swap agreements	711,923
Unrealized appreciation on OTC swap agreements	691,065
Due from broker-variation margin swaps	90,833
Unrealized appreciation on OTC cross currency exchange contracts	39,156
Prepaid expenses	29,187

Total Assets	3,682,675,813

LIABILITIES
Payable for investments purchased	550,161,604
Payable to broker for collateral for securities on loan	128,574,842
Forward commitment contracts, at value (proceeds receivable $13,302,299)	13,209,534
Accrued expenses and other liabilities	1,992,936
Unrealized depreciation on OTC swap agreements	753,559
Unrealized depreciation on OTC forward foreign currency exchange contracts	645,374
Management fee payable.	539,839
Premiums received for OTC swap agreements	525,506
Cash segregated from counterparty — OTC	392,491
Options written outstanding, at value (premiums received $215,820)	369,344
Payable for Portfolio shares purchased	170,476
Distribution fee payable	81,533
Unrealized depreciation on OTC cross currency exchange contracts	55,348
Trustees’ fees payable	1,540
Affiliated transfer agent fee payable	451

Total Liabilities	697,474,377

NET ASSETS	$2,985,201,436

Net assets were comprised of:
Partners’ Equity	$2,985,201,436

Net asset value and redemption price per share, $2,985,201,436 / 190,010,276 outstanding shares of beneficial interest	$15.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $162,285 foreign withholding tax, of which $69,504 is reimbursable by an affiliate)	$79,267,828
Affiliated dividend income	525,849
Income from securities lending, net (including affiliated income of $133,631)	179,123
Unaffiliated dividend income	58,913

Total income	80,031,713

EXPENSES
Management fee	16,036,732
Distribution fee	8,789,114
Custodian and accounting fees	573,264
Audit fee	79,700
Trustees’ fees	53,450
Legal fees and expenses	38,905
Shareholders’ reports	26,279
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	92,026

Total expenses	25,696,893
Less: Fee waiver and/or expense reimbursement	(1,417,456)

Net expenses	24,279,437

NET INVESTMENT INCOME (LOSS)	55,752,276

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(92,950)) (net of foreign capital gains taxes $(750))	(17,441,592)
In-kind redemption(1)	16,089,899
Futures transactions	(4,193,885)
Forward and cross currency contract transactions	1,104,849
Options written transactions	3,805,833
Short sales transactions	30,015,376
Swap agreements transactions	(5,899,361)
Foreign currency transactions	(2,967,136)

20,513,983

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $38,207)	(120,486,841)
Futures	1,934,546
Forward and cross currency contracts	1,769,124
Options written	(149,712)
Short sales	18,850
Swap agreements	(185,489)
Foreign currencies.	(153,890)
Unfunded loan commitment	559

(117,252,853)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(96,738,870)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(40,986,594)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$55,752,276	$73,579,371
Net realized gain (loss) on investment and foreign currency transactions	20,513,983	142,504,931
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(117,252,853)	43,443,276

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,986,594)	259,527,578

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [16,122,939 and 94,863,854 shares, respectively]	252,178,521	1,423,451,961
Portfolio shares purchased [73,614,709 and 109,734,525 shares, respectively]	(1,159,172,284)	(1,632,973,469)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(906,993,763)	(209,521,508)

TOTAL INCREASE (DECREASE)	(947,980,357)	50,006,070
NET ASSETS:
Beginning of year	3,933,181,793	3,883,175,723

End of year	$2,985,201,436	$3,933,181,793

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BLACKROCK LOW DURATION BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS — 94.9%

ASSET-BACKED SECURITIES — 14.4%
Automobiles — 3.3%
AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class B
0.970%	02/18/26		280	$280,432
Autoflorence Srl (Italy),
Series 2, Class C, 1 Month EURIBOR + 1.150% (Cap N/A, Floor 0.000%)
0.507%(c)	12/24/44	EUR	172	195,410
Series 2, Class D, 1 Month EURIBOR + 2.350% (Cap N/A, Floor 0.000%)
1.707%(c)	12/24/44	EUR	139	159,543
Autonoria Spain FT (Spain),
Series 2021-SP, Class D, 1 Month EURIBOR + 1.550% (Cap N/A, Floor 0.000%)
0.902%(c)	01/31/39	EUR	200	227,443
Series 2021-SP, Class E, 1 Month EURIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.002%(c)	01/31/39	EUR	200	227,131
Series 2021-SP, Class F, 1 Month EURIBOR + 3.900% (Cap N/A, Floor 0.000%)
3.252%(c)	01/31/39	EUR	100	113,737
Azure Finance No. 2 PLC (United Kingdom),
Series 2, Class C, SONIA + 3.000% (Cap N/A, Floor 0.000%)
3.046%(c)	07/20/30	GBP	825	1,133,665
Chesapeake Funding II LLC (Canada),
Series 2019-01A, Class B, 144A
3.110%	04/15/31		400	402,764
Series 2019-01A, Class C, 144A
3.360%	04/15/31		380	382,794
Series 2020-01A, Class B, 144A
1.240%	08/16/32		100	100,238
Series 2020-01A, Class C, 144A
2.140%	08/16/32		100	101,182
Credit Acceptance Auto Loan Trust,
Series 2019-03A, Class A, 144A
2.380%	11/15/28		821	828,448
Series 2020-01A, Class A, 144A
2.010%	02/15/29		1,640	1,652,965
Series 2020-02A, Class A, 144A
1.370%	07/16/29		470	471,512
Series 2021-02A, Class A, 144A
0.960%	02/15/30		1,370	1,361,798
Dowson PLC (United Kingdom),
Series 2021-02, Class C, SONIA + 1.600% (Cap N/A, Floor 0.000%)
1.646%(c)	10/20/28	GBP	400	539,617
FCT Autonoria (France),
Series 2019-01, Class E, 1 Month EURIBOR + 2.700% (Cap N/A, Floor 0.000%)
2.052%(c)	09/25/35	EUR	596	682,965
FT Santander Consumer Spain Auto (Spain),
Series 2020-01, Class C, 3 Month EURIBOR + 1.950% (Cap N/A, Floor 0.000%)
1.361%(c)	03/20/33	EUR	139	159,091
Harley-Davidson Motorcycle Trust,
Series 2020-A, Class A3
1.870%	10/15/24		676	680,454

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Honda Auto Receivables Owner Trust,
Series 2021-04, Class A3
0.880%	01/21/26		790	$788,077
Hyundai Auto Receivables Trust,
Series 2021-C, Class A3
0.740%	05/15/26		930	923,599
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24		77	76,572
Prestige Auto Receivables Trust,
Series 2021-01A, Class A3, 144A
0.830%	07/15/25		1,150	1,146,260
Red & Black Auto Germany UG (Germany),
Series 8, Class C, 1 Month EURIBOR + 0.950% (Cap N/A, Floor 0.000%)
0.357%(c)	09/15/30	EUR	100	112,905
Series 8, Class D, 1 Month EURIBOR + 1.350% (Cap N/A, Floor 0.000%)
0.757%(c)	09/15/30	EUR	100	113,551
Red & Black Auto Italy Srl (Italy),
Series 1, Class D, 1 Month EURIBOR + 2.850% (Cap N/A, Floor 0.000%)
2.202%(c)	12/28/31	EUR	285	321,070
Santander Drive Auto Receivables Trust,
Series 2020-02, Class B
0.960%	11/15/24		198	198,617
Series 2020-02, Class C
1.460%	09/15/25		710	713,318
Satus PLC (United Kingdom),
Series 2021-01, Class E, SONIA + 3.200% (Cap N/A, Floor 0.000%)
3.316%(c)	08/17/28	GBP	167	224,939
TAGUS - Sociedade de Titularizacao de Creditos SA/Ulisses Finance No. 2 (Portugal),
Series 2, Class D, 1 Month EURIBOR + 2.850% (Cap N/A, Floor 0.000%)
2.239%(c)	09/23/38	EUR	800	910,845
Turbo Finance PLC (United Kingdom),
Series 9, Class B, SONIA + 1.650% (Cap N/A, Floor 0.000%)
1.696%(c)	08/20/28	GBP	610	830,779
Volkswagen Auto Loan Enhanced Trust,
Series 2021-01, Class A3
1.020%	06/22/26		1,611	1,610,890

				17,672,611

Collateralized Loan Obligations — 4.6%
AGL Core CLO Ltd. (Cayman Islands),
Series 2020-04A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.202%(c)	04/20/33		250	250,061
AIG CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.252%(c)	04/20/32		250	249,910
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-04RA, Class A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.186%(c)	01/28/31		2,000	1,996,053

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Ares CLO Ltd. (Cayman Islands),
Series 2020-56A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.288%(c)	10/25/34	350	$350,000
Beechwood Park CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
1.452%(c)	01/17/33	350	349,693
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A2R2, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.574%(c)	07/15/29	600	599,078
Series 2018-05BA, Class A1A, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)
1.222%(c)	04/20/31	250	249,501
CBAM Ltd. (Cayman Islands),
Series 2019-09A, Class B2, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.024%(c)	02/12/30	1,000	1,000,318
CIFC Funding Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.140%(c)	04/23/29	1,229	1,227,986
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.261%(c)	07/15/34	250	249,861
Flatiron CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.072%(c)	04/17/31	750	749,418
FS Rialto Issuer Ltd. (Cayman Islands),
Series 2021-FL02, Class A, 144A, 1 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)
1.328%(c)	04/16/28	420	419,295
Goldentree Loan Opportunities Ltd.,
Series 2015-10A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.252%(c)	07/20/31	325	324,840
Series 2015-11A, Class AR2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.192%(c)	01/18/31	260	259,935
GoldentTree Loan Management US CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.247%(c)	10/20/34	550	550,001
Gulf Stream Meridian Ltd. (Cayman Islands),
Series 2021-04A, Class A2, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.974%(c)	07/15/34	1,250	1,252,139
Halcyon Loan Advisors Funding Ltd. (Cayman Islands),
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.204%(c)	07/25/27	40	40,061
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A2, 144A, 3 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.282%(c)	04/20/32	1,000	1,000,589

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
LoanCore Issuer Ltd. (Cayman Islands),
Series 2018-CRE01, Class A, 144A, 1 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.240%(c)	05/15/28	299	$299,666
Logan CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.312%(c)	07/20/34	1,000	1,000,158
Longfellow Place CLO Ltd. (Cayman Islands),
Series 2013-01A, Class BR3, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.874%(c)	04/15/29	1,000	1,000,159
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-37A, Class AR, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.194%(c)	07/15/33	250	249,338
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2015-20A, Class ARR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.284%(c)	07/15/34	825	824,176
Series 2016-23A, Class BR, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
1.672%(c)	10/17/27	250	249,920
Series 2017-16SA, Class AR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
1.164%(c)	04/15/34	2,455	2,449,527
OCP CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A2RR, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.782%(c)	07/20/29	750	750,117
Octagon Investment Partners 37 Ltd. (Cayman Islands),
Series 2018-02A, Class A2, 144A, 3 Month LIBOR + 1.580% (Cap N/A, Floor 0.000%)
1.704%(c)	07/25/30	700	696,827
Octagon Investment Partners 39 Ltd. (Cayman Islands),
Series 2018-03A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
1.782%(c)	10/20/30	250	249,376
Octagon Investment Partners 51 Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.282%(c)	07/20/34	1,105	1,104,998
Palmer Square CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1A3, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.124%(c)	10/17/31	250	249,576
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2018-04A, Class A2, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
1.606%(c)	11/15/26	250	249,954
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.132%(c)	10/20/31	750	749,537
Rad CLO Ltd. (Cayman Islands),
Series 2019-03A, Class BR, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
1.674%(c)	04/15/32	275	274,938

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Southwick Park CLO LLC (Cayman Islands),
Series 2019-04A, Class A1R, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)
1.224%(c)	07/20/32		250	$249,764
Treman Park CLO Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.202%(c)	10/20/28		1,901	1,899,032
Trestles CLO Ltd. (Cayman Islands),
Series 2021-05A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.330%(c)	10/20/34		600	600,030

				24,265,832

Consumer Loans — 1.1%
Brignole Co. Srl (Italy),
Series 2021, Class D, 1 Month EURIBOR + 1.600% (Cap N/A, Floor 0.000%)
0.957%(c)	07/24/36	EUR	100	113,340
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	750	593,051
FCT Noria (France),
Series 2021-01, Class D, 1 Month EURIBOR + 1.500% (Cap N/A, Floor 0.000%)
0.852%(c)	10/25/49	EUR	200	228,522
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28		420	425,864
Series 2021-01A, Class A, 144A
1.900%	11/20/31		440	435,157
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		518	524,163
Series 2020-AA, Class A, 144A
2.190%	08/21/34		230	231,516
Series 2021-AA, Class A, 144A
1.860%	03/20/36		180	176,927
OneMain Financial Issuance Trust,
Series 2018-01A, Class A, 144A
3.300%	03/14/29		113	113,255
PFS Financing Corp.,
Series 2019-A, Class A1, 144A, 1 Month LIBOR + 0.550% (Cap N/A, Floor 0.000%)
0.660%(c)	04/15/24		660	660,653
Series 2019-A, Class A2, 144A
2.860%	04/15/24		840	845,594
Series 2020-F, Class A, 144A
0.930%	08/15/24		294	294,688
Regional Management Issuance Trust,
Series 2019-01, Class A, 144A
3.050%	11/15/28		323	324,442
Series 2020-01, Class A, 144A
2.340%	10/15/30		190	191,294
Series 2021-02, Class A, 144A
1.900%	08/15/33		343	335,876

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
SC Germany SA Compartment Consumer (Luxembourg),
Series 2020-01, Class C, 1 Month EURIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.174%(c)	11/14/34	EUR	191	$219,315
Series 2020-01, Class D, 1 Month EURIBOR + 2.500% (Cap N/A, Floor 0.000%)
1.924%(c)	11/14/34	EUR	191	219,186

				5,932,843

Credit Cards — 1.2%
American Express Credit Account Master Trust,
Series 2021-01, Class A
0.900%	11/15/26		4,910	4,870,140
BL Consumer Credit (Luxembourg),
Series 2021-01, Class D, 1 Month EURIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.002%(c)	09/25/38	EUR	294	335,383
Series 2021-01, Class E, 1 Month EURIBOR + 2.850% (Cap N/A, Floor 0.000%)
2.202%(c)	09/25/38	EUR	355	407,445
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01X, Class B, SONIA + 1.550% (Cap N/A, Floor 0.000%)
1.596%(c)	03/15/29	GBP	255	346,320
Series 2021-03X, Class B, SONIA + 1.350% (Cap N/A, Floor 0.000%)
1.397%(c)	11/15/29	GBP	273	369,571

				6,328,859

Equipment — 0.1%
FCT Pixel (France),
Series 2021-01, Class D, 3 Month EURIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.187%(c)	02/25/38	EUR	200	227,537
Transportation Finance Equipment Trust,
Series 2019-01, Class A3, 144A
1.850%	04/24/23		523	525,875

				753,412

Home Equity Loans — 0.0%
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland),
Series 2002-HE01, Class A2, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.740%)
0.842%(c)	08/25/32		72	71,410
Renaissance Home Equity Loan Trust,
Series 2004-03, Class AV2A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
0.822%(c)	11/25/34		89	86,663

				158,073

Other — 0.6%
GoodLeap Sustainable Home Solutions Trust,
Series 2021-04GS, Class A, 144A
1.930%	07/20/48		331	324,080
Series 2021-5CS, Class A, 144A
2.310%	10/20/48		204	203,374
Mill City Solar Loan Ltd.,
Series 2019-02GS, Class A, 144A
3.690%	07/20/43		514	538,807

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
Mosaic Solar Loan Trust,
Series 2019-02A, Class A, 144A
2.880%	09/20/40		47	$48,549
PCL Funding IV PLC (United Kingdom),
Series 2020-01, Class C, SONIA + 2.200% (Cap N/A, Floor 0.000%)
2.246%(c)	09/15/24	GBP	155	210,413
PCL Funding V PLC (United Kingdom),
Series 2021-01, Class C, SONIA + 1.700% (Cap N/A, Floor 0.000%)
1.746%(c)	10/15/25	GBP	116	156,756
Progress Residential Trust,
Series 2021-SFR10, Class A, 144A
2.393%	12/17/38		697	701,042
Sesac Finance LLC,
Series 2019-01, Class A2, 144A
5.216%	07/25/49		147	152,193
Verizon Owner Trust,
Series 2020-A, Class A1A
1.850%	07/22/24		670	675,028

				3,010,242

Residential Mortgage-Backed Securities — 0.1%
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB06, Class A1, 144A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
0.212%(c)	07/25/37		384	303,842
Mill City Mortgage Loan Trust,
Series 2016-01, Class A1, 144A
2.500%(cc)	04/25/57		65	64,829
Towd Point Mortgage Trust,
Series 2016-03, Class A1, 144A
2.250%(cc)	04/25/56		62	61,965

				430,636

Student Loans — 3.4%
College Avenue Student Loans LLC,
Series 2021-A, Class A1, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.203%(c)	07/25/51		79	79,462
Series 2021-B, Class A1, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.902%(c)	06/25/52		374	374,354
Series 2021-C, Class B, 144A
2.720%	07/26/55		127	127,415
EDvestinU Private Education Loan Issue No. 1 LLC,
Series 2019-A, Class A, 144A
3.580%	11/25/38		417	427,010
Navient Private Education Loan Trust,
Series 2015-AA, Class A2B, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
1.310%(c)	12/15/28		185	185,310
Series 2020-IA, Class A1B, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.110%(c)	04/15/69		1,062	1,068,081
Navient Private Education Refi Loan Trust,
Series 2019-EA, Class A2B, 144A, 1 Month LIBOR + 0.920% (Cap N/A, Floor 0.000%)
1.030%(c)	05/15/68		792	795,421

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Series 2020-A, Class A2B, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.000%)
1.010%(c)	11/15/68	127	$128,262
Series 2020-FA, Class A, 144A
1.220%	07/15/69	667	665,513
Series 2021-DA, Class A, 144A, Prime + (1.990%) (Cap N/A, Floor 0.000%)
1.260%(c)	04/15/60	867	865,763
Series 2021-FA, Class A, 144A
1.110%	02/18/70	1,079	1,060,500
Navient Student Loan Trust,
Series 2018-EA, Class A2, 144A
4.000%	12/15/59	151	154,225
Nelnet Student Loan Trust,
Series 2021-A, Class APT2, 144A
1.360%	04/20/62	1,450	1,421,910
Series 2021-BA, Class AFX, 144A
1.420%	04/20/62	1,256	1,237,795
Series 2021-CA, Class AFL, 144A, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.000%)
0.844%(c)	04/20/62	966	968,615
Prodigy Finance DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.352%(c)	07/25/51	254	254,242
SLM Private Credit Student Loan Trust,
Series 2004-A, Class A3, 3 Month LIBOR + 0.400% (Cap N/A, Floor 0.000%)
0.603%(c)	06/15/33	1,846	1,830,776
Series 2007-A, Class A4A, 3 Month LIBOR + 0.240% (Cap N/A, Floor 0.000%)
0.443%(c)	12/16/41	342	336,900
SMB Private Education Loan Trust,
Series 2016-A, Class A2B, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
1.610%(c)	05/15/31	685	690,697
Series 2018-B, Class A2B, 144A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.000%)
0.830%(c)	01/15/37	919	921,293
Series 2020-A, Class A2B, 144A, 1 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)
0.940%(c)	09/15/37	94	94,605
Series 2021-A, Class APL, 144A
0.000%	01/15/53	1,420	1,418,803
Series 2021-A, Class B, 144A
2.310%	01/15/53	280	277,579
Series 2021-B, Class A, 144A
1.310%	07/17/51	930	922,679
Series 2021-C, Class APT1, 144A
1.390%	01/15/53	545	536,239
SoFi Professional Loan Program LLC,
Series 2016-A, Class A2, 144A
2.760%	12/26/36	162	162,460
Series 2016-C, Class A2B, 144A
2.360%	12/27/32	42	42,510
Series 2016-D, Class A2B, 144A
2.340%	04/25/33	74	75,027

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Series 2018-A, Class A2B, 144A
2.950%	02/25/42		385	$389,766
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46		782	796,412

				18,309,624

TOTAL ASSET-BACKED SECURITIES (cost $77,026,668)				76,862,132

COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.8%
Alen Mortgage Trust,
Series 2021-ACEN, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.260%(c)	04/15/34		550	549,338
Atom Mortgage Securities DAC (Ireland),
Series 1X, Class D, SONIA + 1.900% (Cap N/A, Floor 1.900%)
1.950%(c)	07/22/31	GBP	341	460,784
Series 1X, Class E, SONIA + 2.800% (Cap N/A, Floor 2.800%)
2.850%(c)	07/22/31	GBP	421	566,681
BANK,
Series 2019-BN18, Class A2
3.474%	05/15/62		975	1,012,926
BWAY Mortgage Trust,
Series 2013-1515, Class A1, 144A
2.809%	03/10/33		657	672,842
BX Commercial Mortgage Trust,
Series 2019-XL, Class D, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.560%(c)	10/15/36		1,092	1,090,192
Series 2020-BXLP, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.910%(c)	12/15/36		1,162	1,160,843
Series 2020-VIV04, Class A, 144A
2.843%	03/09/44		520	533,636
Series 2021-SOAR, Class A, 144A, 1 Month LIBOR + 0.670% (Cap N/A, Floor 0.670%)
0.780%(c)	06/15/38		800	795,509
Series 2021-VINO, Class A, 144A, 1 Month LIBOR + 0.652% (Cap N/A, Floor 0.652%)
0.762%(c)	05/15/38		430	428,123
BX Trust,
Series 2018-BILT, Class D, 144A, 1 Month LIBOR + 1.770% (Cap N/A, Floor 1.770%)
1.880%(c)	05/15/30		365	361,334
Series 2019-OC11, Class A, 144A
3.202%	12/09/41		615	647,326
Series 2021-LBA, Class AJV, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.910%(c)	02/15/36		320	318,777
Series 2021-LBA, Class AV, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.910%(c)	02/15/36		435	433,337
Citigroup Commercial Mortgage Trust,
Series 2016-P04, Class A4
2.902%	07/10/49		1,015	1,057,031

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2012-CR04, Class ASB
2.436%	10/15/45	489	$491,798
Series 2013-CR08, Class A5
3.612%(cc)	06/10/46	905	931,388
Series 2013-CR10, Class ASB
3.795%	08/10/46	1,062	1,086,258
Series 2014-CR21, Class A3
3.528%	12/10/47	900	934,839
Series 2014-UBS05, Class ASB
3.548%	09/10/47	410	421,331
Series 2015-CR22, Class A3
3.207%	03/10/48	2,340	2,339,187
Series 2015-CR23, Class A2
2.852%	05/10/48	682	681,440
Series 2015-CR24, Class ASB
3.445%	08/10/48	703	726,924
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class A, 144A, 1 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.090%(c)	05/15/36	1,247	1,246,624
Credit Suisse Mortgage Trust,
Series 2020-NET, Class A, 144A
2.257%	08/15/37	524	528,160
Series 2021-980M, Class A, 144A
2.389%	07/15/31	400	400,835
Series 2021-980M, Class C, 144A
3.201%	07/15/31	230	229,928
CSAIL Commercial Mortgage Trust,
Series 2016-C06, Class XA, IO
1.866%(cc)	01/15/49	1,132	75,915
ELP Commercial Mortgage Trust,
Series 2021-ELP, Class A, 144A, 1 Month LIBOR + 0.701% (Cap N/A, Floor 0.701%)
0.811%(c)	11/15/38	870	864,854
Extended Stay America Trust,
Series 2021-ESH, Class A, 144A, 1 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.190%(c)	07/15/38	870	870,660
Series 2021-ESH, Class D, 144A, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.360%(c)	07/15/38	239	237,898
FHLMC Multifamily Structured Pass-Through Certificates,
Series 2012-K18, Class B, 144A
4.172%(cc)	01/25/45	375	374,835
Series 2012-K19, Class B, 144A
4.013%(cc)	05/25/45	230	230,388
Series 2012-K20, Class B, 144A
3.866%(cc)	05/25/45	215	216,991
Series 2013-K27, Class B, 144A
3.496%(cc)	01/25/46	205	209,794
Series 2013-K31, Class B, 144A
3.632%(cc)	07/25/46	165	170,068
Series 2015-K45, Class B, 144A
3.589%(cc)	04/25/48	380	396,988
Series 2015-K720, Class B, 144A
3.390%(cc)	07/25/22	710	717,947

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K121, Class X1, IO
1.028%(cc)	10/25/30		898	$68,617
GS Mortgage Securities Corp. Trust,
Series 2020-TWN03, Class A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.110%(c)	11/15/37		900	903,343
GS Mortgage Securities Trust,
Series 2012-GCJ07, Class A4
3.377%	05/10/45		270	269,978
Series 2012-GCJ09, Class A3
2.773%	11/10/45		1,919	1,943,838
Series 2019-GC38, Class A2
3.872%	02/10/52		678	704,467
Haus European Loan Conduit DAC (Ireland),
Series 39X, Class C, 3 Month EURIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.400%(c)	07/28/51	EUR	281	319,809
Series 39X, Class D, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.000%(c)	07/28/51	EUR	204	232,237
Hawaii Hotel Trust,
Series 2019-MAUI, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.260%(c)	05/15/38		728	727,551
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class XA, IO
0.823%(cc)	09/15/47		5,642	100,664
Series 2014-C23, Class ASB
3.657%	09/15/47		417	431,861
Series 2015-C33, Class A3
3.504%	12/15/48		515	536,691
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A4
3.483%	06/15/45		196	197,425
Series 2012-HSBC, Class D, 144A
4.524%(cc)	07/05/32		975	984,418
Series 2013-LC11, Class ASB
2.554%	04/15/46		718	724,813
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33		430	446,134
Series 2021-MHC, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.910%(c)	04/15/38		189	188,621
KNDL Mortgage Trust,
Series 2019-KNSQ, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.910%(c)	05/15/36		690	689,369
Series 2019-KNSQ, Class D, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.460%(c)	05/15/36		229	228,285
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50		347	346,804
Last Mile Logistics Pan Euro Finance DAC (Ireland),
Series 1X, Class C, 3 Month EURIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.400%(c)	08/17/33	EUR	294	332,493

Interest Rate	Maturity Date	Principal Amount (000)#			Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Last Mile Securities PE DAC (Ireland),
Series 2021-01X, Class B, 3 Month EURIBOR + 1.200% (Cap 5.200%, Floor 1.200%)
1.200%(c)	08/17/31		EUR	304	$346,777
Series 2021-01X, Class C, 3 Month EURIBOR + 1.600% (Cap 5.600%, Floor 1.600%)
1.600%(c)	08/17/31		EUR	275	311,623
Med Trust,
Series 2021-MDLN, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.060%(c)	11/15/38			450	449,459
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class A, 144A, 1 Month LIBOR + 0.801% (Cap N/A, Floor 0.801%)
0.911%(c)	04/15/38			650	648,575
MHP,
Series 2021-STOR, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.810%(c)	07/15/38			700	697,367
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class A3FL, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.109%(c)	07/15/46			1,531	1,531,467
Series 2014-C19, Class A4
3.526%	12/15/47			400	419,804
Series 2015-C26, Class ASB
3.323%	10/15/48			1,048	1,083,976
Series 2016-C32, Class XA, IO
0.659%(cc)	12/15/49			4,572	128,472
Morgan Stanley Capital I Trust,
Series 2018-H04, Class A4
4.310%	12/15/51			405	460,669
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.060%(c)	06/15/35			588	581,335
One New York Plaza Trust,
Series 2020-01NYP, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.060%(c)	01/15/36			380	379,252
Pearl Finance DAC (Ireland),
Series 2020-01, Class A2, 3 Month EURIBOR + 1.900% (Cap N/A, Floor 1.900%)
1.900%(c)	11/17/32	EUR		385	439,245
Series 2020-01, Class B, 3 Month EURIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.500%(c)	11/17/32	EUR		455	520,678
PKHL Commercial Mortgage Trust,
Series 2021-MF, Class B, 144A, 1 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.290%(c)	07/15/38			630	629,350
Sage AR Funding No. 1 PLC (United Kingdom),
Series 1X, Class C, SONIA + 2.150% (Cap N/A, Floor 0.000%)
2.200%(c)	11/17/30	GBP		300	407,230
Taurus UK DAC (Ireland),
Series 2021-UK1X, Class B, SONIA + 1.300% (Cap N/A, Floor 1.300%)
1.350%(c)	05/17/31	GBP		206	279,249

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-UK1X, Class C, SONIA + 1.650% (Cap N/A, Floor 1.650%)
1.700%(c)	05/17/31	GBP	176	$237,431
Series 2021-UK1X, Class D, SONIA + 2.600% (Cap N/A, Floor 2.600%)
2.650%(c)	05/17/31	GBP	99	134,429
Series 2021-UK4X, Class C, SONIA + 1.750% (Cap N/A, Floor 0.000%)
1.800%(c)	08/17/31	GBP	622	839,540
Series 2021-UK4X, Class D, SONIA + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	08/17/31	GBP	207	279,024
TPGI Trust,
Series 2021-DGWD, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.810%(c)	06/15/26		710	706,865
TTAN,
Series 2021-MHC, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.960%(c)	03/15/38		500	498,825
UBS Commercial Mortgage Trust,
Series 2017-C01, Class A4
3.460%	06/15/50		800	851,535
Series 2017-C05, Class A4
3.212%	11/15/50		1,437	1,505,182
Series 2019-C16, Class ASB
3.460%	04/15/52		865	926,996
Series 2019-C18, Class A4
3.035%	12/15/52		531	560,465
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class ASB
3.477%	08/15/50		745	763,647
Series 2015-C26, Class A4
3.166%	02/15/48		700	730,977
Series 2016-C32, Class ASB
3.324%	01/15/59		1,361	1,409,083
Series 2017-C39, Class A5
3.418%	09/15/50		1,741	1,873,857
WFRBS Commercial Mortgage Trust,
Series 2012-C09, Class A3
2.870%	11/15/45		998	1,006,684
Series 2013-C13, Class ASB
2.654%	05/15/45		248	250,219
Series 2014-C21, Class ASB
3.393%	08/15/47		756	774,009

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $57,911,058)				57,514,443

COMMERCIAL PAPER(n) — 0.4%
Enel Finance America, LLC
0.412%	04/25/22		2,000	1,997,221

(cost $1,997,403)

CORPORATE BONDS — 30.4%
Advertising — 0.0%
WPP Finance 2013 (United Kingdom),
Gtd. Notes, EMTN
3.000%	11/20/23	EUR	100	120,533

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26			400	$399,938
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/23			76	78,968
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.650%	08/16/23			2	2,079

					480,985

Agriculture — 0.8%
Altria Group, Inc.,
Gtd. Notes
1.700%	06/15/25		EUR	500	591,505
2.350%	05/06/25			55	56,348
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.789%	09/06/24		1,660		1,710,573
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26			300	294,835
Gtd. Notes, EMTN
0.875%	10/13/23		EUR	230	265,256
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25			675	728,882
Viterra Finance BV (Netherlands),
Gtd. Notes, EMTN
0.375%	09/24/25		EUR	230	259,977
Wens Foodstuffs Group Co. Ltd. (China),
Sr. Unsec’d. Notes
2.349%	10/29/25			200	168,499

					4,075,875

Airlines — 0.1%
Gol Finance SA (Brazil),
Gtd. Notes, 144A
7.000%	01/31/25			200	175,952
United Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.875%	04/15/29	(a)		343	375,199
United Airlines 2020-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.875%	07/15/27			59	60,769

					611,920

Auto Manufacturers — 2.5%
BMW Finance NV (Germany),
Gtd. Notes, EMTN
0.000%	04/14/23		EUR	390	445,688
Daimler International Finance BV (Germany),
Gtd. Notes, EMTN
0.250%	11/06/23		EUR	130	149,089
Daimler Trucks Finance North America LLC (Germany),
Gtd. Notes, 144A
2.000%	12/14/26			180	180,860

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.700%	08/10/26			200	$202,000
3.370%	11/17/23	(a)		1,300	1,341,605
4.140%	02/15/23			1,055	1,084,266
General Motors Co.,
Sr. Unsec’d. Notes
5.400%	10/02/23			370	396,258
General Motors Financial Co., Inc.,
Gtd. Notes
4.000%	01/15/25			300	319,702
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.650%	09/17/26	(a)		560	549,219
Hyundai Capital Services, Inc. (South Korea),
Sr. Unsec’d. Notes
3.625%	08/29/27			230	247,032
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A
2.000%	03/09/26	(a)		1,300	1,279,087
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.652%	03/17/26		EUR	100	122,123
Sr. Unsec’d. Notes, 144A
3.043%	09/15/23			1,271	1,304,509
3.522%	09/17/25			467	489,405
4.345%	09/17/27			490	529,106
PACCAR Financial Europe BV,
Sr. Unsec’d. Notes, EMTN
0.000%	03/01/26		EUR	500	564,789
RCI Banque SA (France),
Sr. Unsec’d. Notes, EMTN
0.750%	04/10/23		EUR	690	790,893
Stellantis NV,
Sr. Unsec’d. Notes
3.375%	07/07/23		EUR	215	255,125
Toyota Motor Finance Netherlands BV (Japan),
Sr. Unsec’d. Notes, EMTN
0.000%	10/27/25		EUR	140	158,343
Traton Finance Luxembourg SA (Germany),
Gtd. Notes, EMTN
0.000%	06/14/24		EUR	200	227,070
0.125%	11/10/24		EUR	100	113,655
0.125%	03/24/25		EUR	300	339,516
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN
1.875%	01/31/24		EUR	600	708,925
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.700%	09/26/22			200	202,867
Volkswagen Leasing GmbH (Germany),
Gtd. Notes, EMTN
0.375%	07/20/26		EUR	60	68,147
1.000%	02/16/23		EUR	700	807,454
Volvo Treasury AB (Sweden),
Gtd. Notes, EMTN
0.000%	02/11/23		EUR	100	114,177

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
0.000%	05/09/24		EUR	390	$444,505

					13,435,415

Auto Parts & Equipment — 0.1%
Conti-Gummi Finance BV (Germany),
Gtd. Notes
1.125%	09/25/24		EUR	140	163,426
Denso Corp. (Japan),
Sr. Unsec’d. Notes
1.239%	09/16/26			200	196,130
ZF Finance GmbH (Germany),
Gtd. Notes, EMTN
3.000%	09/21/25		EUR	300	356,976

					716,532

Banks — 7.3%
ABQ Finance Ltd. (Qatar),
Gtd. Notes, EMTN
1.875%	09/08/25			278	275,763
Banco Bradesco SA (Brazil),
Sr. Unsec’d. Notes, 144A, MTN
2.850%	01/27/23			1,300	1,314,006
Banco de Credito del Peru (Peru),
Sub. Notes, 144A, MTN
3.125%(ff)	07/01/30			50	49,436
Banco de Sabadell SA (Spain),
Sr. Unsec’d. Notes
0.625%(ff)	11/07/25		EUR	200	228,566
1.125%(ff)	03/11/27		EUR	100	115,889
Banco do Brasil Cayman (Brazil),
Sr. Unsec’d. Notes, EMTN
4.750%	03/20/24			200	209,085
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.722%(ff)	09/14/27			400	392,578
1.849%	03/25/26			1,000	994,347
2.746%	05/28/25			600	620,643
Bank Leumi Le-Israel BM (Israel),
Sub. Notes, 144A
3.275%(ff)	01/29/31			210	210,493
Bank of America Corp.,
Sr. Unsec’d. Notes
1.734%(ff)	07/22/27			1,830	1,816,178
Sr. Unsec’d. Notes, MTN
1.197%(ff)	10/24/26	(a)		1,300	1,274,502
2.015%(ff)	02/13/26			1,000	1,013,240
Sr. Unsec’d. Notes, Series N
1.658%(ff)	03/11/27			1,300	1,290,886
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, EMTN
0.750%	06/08/26		EUR	100	116,192
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25			440	465,229
Sr. Unsec’d. Notes, EMTN
3.375%(ff)	04/02/25		EUR	100	122,097

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
BNP Paribas SA (France),
Sr. Unsec’d. Notes, EMTN
0.250%(ff)	04/13/27		EUR	500	$562,778
BPCE SA (France),
Sr. Unsec’d. Notes
0.625%	04/28/25		EUR	100	115,675
Sr. Unsec’d. Notes, 144A
2.045%(ff)	10/19/27			310	307,352
Chong Hing Bank Ltd. (China),
Sub. Notes
3.876%(ff)	07/26/27			200	200,174
CIT Group, Inc.,
Sr. Unsec’d. Notes
3.929%(ff)	06/19/24			344	356,541
5.250%	03/07/25			500	549,432
Citigroup, Inc.,
Sr. Unsec’d. Notes
0.981%(ff)	05/01/25	(a)		705	699,939
1.462%(ff)	06/09/27			1,010	991,572
3.106%(ff)	04/08/26			1,400	1,467,798
CMB Wing Lung Bank Ltd. (Hong Kong),
Sub. Notes, EMTN
3.750%(ff)	11/22/27			285	288,720
Commerzbank AG (Germany),
Sr. Unsec’d. Notes, EMTN
0.750%(ff)	03/24/26		EUR	100	115,489
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27			795	768,429
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.621%(ff)	09/11/26			890	878,515
Sr. Unsec’d. Notes, 144A, MTN
0.976%(ff)	09/10/25			1,010	994,020
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
1.447%(ff)	04/01/25			345	343,005
Sr. Unsec’d. Notes, EMTN
1.000%(ff)	11/19/25		EUR	200	231,649
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.431%(ff)	03/09/27			500	489,723
1.948%(ff)	10/21/27			190	189,369
Sr. Unsec’d. Notes, EMTN, 3 Month EURIBOR + 0.550%
0.002%(c)	04/21/23		EUR	340	387,512
ICICI Bank Ltd. (India),
Sr. Unsec’d. Notes, EMTN
4.000%	03/18/26			200	213,658
Sr. Unsec’d. Notes, MTN
3.800%	12/14/27			200	212,439
ING Bank NV (Netherlands),
Sr. Unsec’d. Notes, MTN
0.000%(cc)	04/08/22		EUR	400	456,060
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
1.726%(ff)	04/01/27			245	243,365

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, EMTN
0.100%(ff)	09/03/25	EUR	100	$113,767
1.000%	09/20/23	EUR	300	348,337
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.578%(ff)	04/22/27		1,700	1,680,171
2.083%(ff)	04/22/26		1,348	1,368,493
3.797%(ff)	07/23/24		562	585,723
Sr. Unsec’d. Notes, EMTN
1.500%	01/27/25	EUR	120	142,739
Kasikornbank PCL (Thailand),
Sub. Notes, EMTN
3.343%(ff)	10/02/31		200	200,233
KBC Group NV (Belgium),
Sr. Unsec’d. Notes, EMTN
1.125%	01/25/24	EUR	300	350,283
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.326%(ff)	06/15/23		375	375,669
Macquarie Bank Ltd. (Australia),
Sub. Notes
4.875%	06/10/25		200	218,312
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, EMTN
0.523%	06/10/24	EUR	310	357,624
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
2.188%(ff)	04/28/26		1,500	1,529,321
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.642%(ff)	06/14/27		530	521,969
2.359%(ff)	05/22/24		630	640,074
3.875%	09/12/23		800	834,182
NatWest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.600%	09/29/26		345	339,670
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A, MTN
1.500%	09/30/26		1,100	1,080,560
Samba Funding Ltd. (Saudi Arabia),
Gtd. Notes
2.900%	01/29/27		294	305,581
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.373%(ff)	01/05/24		565	577,274
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
0.991%(ff)	01/12/25		680	672,730
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, EMTN
0.375%	04/25/24	EUR	235	270,049
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.494%(ff)	08/10/27		1,055	1,029,407
Sr. Unsec’d. Notes, EMTN
0.250%(ff)	01/29/26	EUR	200	228,024

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26		375	$375,410
Sub. Notes, EMTN
6.950%	10/31/22	EUR	365	438,505
Virgin Money UK PLC (United Kingdom),
Sr. Unsec’d. Notes, GMTN
0.375%(ff)	05/27/24	EUR	160	182,852
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
3.150%	01/16/24		2,345	2,448,324

				38,787,627

Beverages — 0.2%
Asahi Group Holdings Ltd. (Japan),
Sr. Unsec’d. Notes
0.010%	04/19/24	EUR	190	216,398
0.155%	10/23/24	EUR	100	114,150
Central American Bottling Corp. (Guatemala),
Gtd. Notes, 144A
5.750%	01/31/27		200	206,234
Pernod Ricard SA (France),
Sr. Unsec’d. Notes
0.000%	10/24/23	EUR	300	342,724

				879,506

Building Materials — 0.1%
CRH Finland Services OYJ (Ireland),
Gtd. Notes, EMTN
0.875%	11/05/23	EUR	200	231,604
Holcim Finance Luxembourg SA (Switzerland),
Gtd. Notes, EMTN
0.125%	07/19/27	EUR	125	139,656

				371,260

Chemicals — 0.4%
Equate Petrochemical BV (Kuwait),
Gtd. Notes, EMTN
4.250%	11/03/26		229	249,307
GCP Applied Technologies, Inc.,
Gtd. Notes, 144A
5.500%	04/15/26		250	255,724
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes, 144A
1.230%	10/01/25		1,474	1,443,738
LYB International Finance III LLC,
Gtd. Notes
1.250%	10/01/25		305	300,535

				2,249,304

Commercial Services — 0.6%
Amadeus IT Group SA (Spain),
Sr. Unsec’d. Notes, EMTN, 3 Month EURIBOR + 0.650%
0.083%(c)	02/09/23	EUR	1,100	1,252,621
Sr. Unsec’d. Notes, EMTN
2.500%	05/20/24	EUR	300	358,890

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
ASTM SpA (Italy),
Sr. Unsec’d. Notes, EMTN
1.000%	11/25/26		EUR	290	$331,146
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.150%	01/15/27			230	231,088
Graham Holdings Co.,
Gtd. Notes, 144A
5.750%	06/01/26			250	260,336
MMS USA Holdings, Inc. (France),
Gtd. Notes
0.625%	06/13/25		EUR	200	230,169
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26			500	536,725

					3,200,975

Computers — 0.0%
Capgemini SE (France),
Sr. Unsec’d. Notes
0.625%	06/23/25		EUR	200	231,728

Distribution/Wholesale — 0.0%
Li & Fung Ltd. (Hong Kong),
Sr. Unsec’d. Notes, EMTN
4.500%	08/18/25			200	205,099

Diversified Financial Services — 2.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26			545	549,091
2.875%	08/14/24			450	462,839
3.300%	01/23/23			385	393,201
3.500%	05/26/22	(a)		800	807,154
3.500%	01/15/25			750	784,213
4.625%	07/01/22			150	152,857
Air Lease Corp.,
Sr. Unsec’d. Notes
1.875%	08/15/26	(a)		325	320,039
Aviation Capital Group LLC,
Sr. Unsec’d. Notes,144A
1.950%	01/30/26			440	430,142
1.950%	09/20/26			480	466,972
Azure Nova International Finance Ltd. (China),
Gtd. Notes, EMTN
4.250%	03/21/27			309	333,925
Blackstone Private Credit Fund,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/27			1,100	1,101,355
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, EMTN
3.500%	09/18/27			297	312,655
Canada Pension Plan Investment Board Capital, Inc. (Canada),
Gtd. Notes, 144A
0.500%	09/16/24	(a)		1,575	1,552,871
Capital One Financial Corp.,
Sr. Unsec’d. Notes
1.343%(ff)	12/06/24	(a)		1,700	1,710,697
1.878%(ff)	11/02/27			460	458,040

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
CDBL Funding 1 (China),
Gtd. Notes, EMTN
3.500%	10/24/27			300	$312,774
CICC Hong Kong Finance 2016 MTN Ltd. (China),
Gtd. Notes, EMTN
2.000%	01/26/26			200	198,861
FCA Bank SpA (Italy),
Sr. Unsec’d. Notes, EMTN
0.000%	04/16/24		EUR	100	113,536
0.125%	11/16/23		EUR	100	114,018
0.500%	09/18/23		EUR	190	217,913
Haitong International Securities Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes
3.125%	05/18/25			218	223,364
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes
3.011%	12/23/10	(d)	4,200		23,100
Ocean Laurel Co. Ltd. (China),
Gtd. Notes
2.375%	10/20/25			276	269,773
OMERS Finance Trust (Canada),
Gtd. Notes, 144A
1.100%	03/26/26		1,245		1,230,197
OneMain Finance Corp.,
Gtd. Notes
6.875%	03/15/25			500	557,030
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.750%	06/18/24			200	207,663
PSA Banque France SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	01/22/25		EUR	200	226,227
REC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.875%	07/07/27			200	209,101
Shriram Transport Finance Co. Ltd. (India),
Sr. Sec’d. Notes, EMTN
5.100%	07/16/23			200	204,353
Synchrony Financial,
Sr. Unsec’d. Notes
4.500%	07/23/25			650	702,709

					14,646,670

Electric — 1.6%
ACEA SpA (Italy),
Sr. Unsec’d. Notes, EMTN
0.000%	09/28/25		EUR	150	169,882
Adani Transmission Ltd. (India),
Sr. Sec’d. Notes
4.000%	08/03/26			200	210,560
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26			131	134,399
E.ON International Finance BV (Germany),
Gtd. Notes, EMTN
0.750%	11/30/22		EUR	80	91,723

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
E.ON SE (Germany),
Sr. Unsec’d. Notes, EMTN
0.000%	10/24/22	EUR	390	$445,138
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.375%	07/12/26		545	531,913
Gtd. Notes, EMTN
0.000%	06/17/24	EUR	360	409,611
Engie SA (France),
Sr. Unsec’d. Notes, EMTN
0.375%	02/28/23	EUR	300	343,681
ESB Finance DAC (Ireland),
Gtd. Notes, EMTN
3.494%	01/12/24	EUR	205	250,197
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series A
3.350%	07/15/22		557	560,206
National Grid Electricity Transmission PLC (United Kingdom),
Sr. Unsec’d. Notes
0.190%	01/20/25	EUR	195	222,577
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.875%	01/15/27		1,130	1,137,067
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	07/15/24		250	260,025
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		62	64,505
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.750%	04/03/24		200	207,685
Pacific Gas & Electric Co.,
First Mortgage
3.450%	07/01/25		237	245,866
Sr. Sec’d. Notes
1.367%	03/10/23		2,670	2,654,207
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes, EMTN
4.125%	05/15/27		232	247,455
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.625%	02/15/27		495	511,821

				8,698,518

Electronics — 0.0%
Amphenol Technologies Holding GmbH,
Gtd. Notes
0.750%	05/04/26	EUR	185	214,947

Energy-Alternate Sources — 0.2%
Greenko Dutch BV (India),
Gtd. Notes
3.850%	03/29/26		197	199,042
Greenko Mauritius Ltd. (India),
Gtd. Notes
6.250%	02/21/23		200	203,982

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Energy-Alternate Sources (cont’d.)
SK Battery America, Inc. (South Korea),
Gtd. Notes
2.125%	01/26/26			200	$195,726
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23			250	255,474

					854,224

Engineering & Construction — 0.1%
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes
1.500%	10/12/27		EUR	400	471,902
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26			200	212,212

					684,114

Environmental Control — 0.1%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.750%	08/01/25	(a)		550	557,762

Foods — 0.3%
China Mengniu Dairy Co. Ltd. (China),
Sr. Unsec’d. Notes
1.875%	06/17/25			200	198,684
General Mills, Inc.,
Sr. Unsec’d. Notes
0.450%	01/15/26		EUR	100	114,609
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26	(a)		600	627,973
3.875%	05/15/27			480	518,442

					1,459,708

Forest Products & Paper — 0.1%
Inversiones CMPC SA (Chile),
Gtd. Notes, 144A
3.850%	01/13/30			200	208,662
Suzano Austria GmbH (Brazil),
Gtd. Notes, Series DM3N
3.125%	01/15/32			60	58,051

					266,713

Gas — 0.0%
Redexis Gas Finance BV (Spain),
Gtd. Notes, EMTN
1.875%	05/28/25		EUR	100	119,380
Snam SpA (Italy),
Sr. Unsec’d. Notes, EMTN
0.000%	08/15/25		EUR	110	124,427

					243,807

Healthcare-Products — 0.3%
Abbott Ireland Financing DAC,
Gtd. Notes
0.100%	11/19/24		EUR	230	263,390
0.875%	09/27/23		EUR	300	348,105

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Becton Dickinson Euro Finance Sarl,
Gtd. Notes
1.208%	06/04/26		EUR	150	$176,683
Danaher Corp.,
Sr. Unsec’d. Notes
1.700%	03/30/24		EUR	115	136,012
Medtronic Global Holdings SCA,
Gtd. Notes
0.000%	10/15/25		EUR	161	182,655
Gtd. Notes, EMTN
0.000%	12/02/22		EUR	385	439,687
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.000%	04/15/25		EUR	185	222,691

					1,769,223

Healthcare-Services — 0.6%
Fresenius Finance Ireland PLC (Germany),
Gtd. Notes
0.000%	10/01/25		EUR	170	191,247
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25			840	922,966
5.375%	09/01/26	(a)		280	315,734
5.875%	02/15/26			865	977,533
Sr. Sec’d. Notes
5.250%	04/15/25			500	553,943
IQVIA, Inc.,
Gtd. Notes, 144A
5.000%	05/15/27			250	258,849
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
1.375%	11/15/25			168	167,130

					3,387,402

Home Builders — 0.3%
D.R. Horton, Inc.,
Gtd. Notes
1.300%	10/15/26			250	244,012
KB Home,
Gtd. Notes
7.625%	05/15/23	(a)	1,100		1,159,507
PulteGroup, Inc.,
Gtd. Notes
5.000%	01/15/27			176	201,180

					1,604,699

Insurance — 0.1%
China Life Insurance Overseas Co. Ltd. (Hong Kong),
Sub. Notes
3.350%(ff)	07/27/27			287	288,940
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
1.349%	09/21/26		EUR	235	279,185

					568,125

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Internet — 0.5%
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.875%	07/06/22			1,055	$1,063,997
3.625%	07/06/27			250	268,354
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
0.100%	03/08/25		EUR	210	239,193
Netflix, Inc.,
Sr. Unsec’d. Notes
5.875%	02/15/25			500	561,127
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.595%	01/19/28			200	213,253
VeriSign, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25			122	134,670
Weibo Corp. (China),
Sr. Unsec’d. Notes
3.500%	07/05/24			200	205,480

					2,686,074

Investment Companies — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
6.375%	12/15/25			250	254,490

Iron/Steel — 0.0%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
2.400%	06/15/25			55	56,424

Lodging — 0.3%
Champion Path Holdings Ltd. (Macau),
Gtd. Notes
4.500%	01/27/26			200	192,011
Fortune Star BVI Ltd. (China),
Gtd. Notes
5.950%	10/19/25			200	200,885
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27	(a)		745	769,234
MGM Resorts International,
Gtd. Notes
7.750%	03/15/22			250	253,166
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
3.800%	01/08/26			200	200,562

					1,615,858

Machinery-Diversified — 0.0%
Highland Holdings Sarl,
Gtd. Notes
0.318%	12/15/26		EUR	100	113,580
KION Group AG (Germany),
Sr. Unsec’d. Notes, EMTN
1.625%	09/24/25		EUR	100	119,803

					233,383

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media — 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	05/01/27	(a)		850	$879,879
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25			725	798,543
Comcast Corp.,
Gtd. Notes
0.000%	09/14/26		EUR	320	359,563
Informa PLC (United Kingdom),
Gtd. Notes, EMTN
1.500%	07/05/23		EUR	400	464,880
2.125%	10/06/25		EUR	705	841,306
RELX Finance BV (United Kingdom),
Gtd. Notes
0.000%	03/18/24		EUR	120	136,859
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
3.875%	04/01/24			255	268,159
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.125%	04/15/27			200	206,847
Ziggo BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/27			500	514,974

					4,471,010

Mining — 0.2%
Glencore Funding LLC (Australia),
Gtd. Notes
3.875%	10/27/27			235	252,802
Gold Fields Orogen Holdings BVI Ltd. (South Africa),
Gtd. Notes, 144A
5.125%	05/15/24			200	213,346
Nexa Resources SA (Brazil),
Gtd. Notes, 144A
5.375%	05/04/27			200	212,523
Vedanta Resources Finance II PLC (India),
Gtd. Notes
13.875%	01/21/24			200	212,200

					890,871

Miscellaneous Manufacturing — 0.2%
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
0.250%	12/05/24		EUR	280	320,865
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, EMTN
0.375%	09/06/23		EUR	400	460,901

					781,766

Office/Business Equipment — 0.3%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
4.125%	05/01/25		1,300		1,336,171

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas — 1.4%
BPRL International Singapore Pte Ltd. (India),
Gtd. Notes, EMTN
4.375%	01/18/27		200	$210,251
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25	(a)	750	770,051
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	(a)	600	622,908
4.750%	05/31/25		700	766,917
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.625%	11/02/31		90	87,425
5.375%	06/26/26		240	253,340
Hindustan Petroleum Corp. Ltd. (India),
Sr. Unsec’d. Notes
4.000%	07/12/27		200	210,167
Indian Oil Corp. Ltd. (India),
Sr. Unsec’d. Notes
4.750%	01/16/24		200	211,501
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
5.750%	06/30/23		116	119,494
Oil India Ltd. (India),
Sr. Unsec’d. Notes
5.375%	04/17/24		250	269,111
ONGC Videsh Vankorneft Pte Ltd. (India),
Gtd. Notes
3.750%	07/27/26		200	210,003
OQ SAOC (Oman),
Sr. Unsec’d. Notes, 144A, MTN
5.125%	05/06/28		200	203,377
Ovintiv Exploration, Inc.,
Gtd. Notes
5.625%	07/01/24		760	837,425
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes
1.400%	02/09/26		200	194,112
Sr. Unsec’d. Notes, EMTN
3.100%	08/27/30		211	215,176
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.950%	01/28/31		432	420,558
Gtd. Notes, 144A
6.700%	02/16/32	(a)	199	200,398
Gtd. Notes, MTN
6.875%	08/04/26		120	131,755
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.125%	01/15/26		435	423,113
PTTEP Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, EMTN
2.587%	06/10/27		250	255,162
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
3.300%	07/12/51		200	206,629

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.875%	04/16/24			275	$283,947
Sinopec Group Overseas Development 2017 Ltd. (China),
Gtd. Notes
3.625%	04/12/27			200	215,263

					7,318,083

Oil & Gas Services — 0.0%
Halliburton Co.,
Sr. Unsec’d. Notes
3.800%	11/15/25	(a)		32	34,538

Packaging & Containers — 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A
4.125%	08/15/26			350	357,816
Ball Corp.,
Gtd. Notes
5.250%	07/01/25			872	960,572
Crown Americas LLC/Crown Americas Capital Corp. VI,
Gtd. Notes
4.750%	02/01/26			250	256,917
Sealed Air Corp.,
Gtd. Notes, 144A
5.125%	12/01/24			355	380,196
SIG Combibloc PurchaseCo Sarl (Switzerland),
Gtd. Notes
1.875%	06/18/23		EUR	485	566,402
2.125%	06/18/25		EUR	100	119,513
Smurfit Kappa Treasury ULC (Ireland),
Gtd. Notes
1.500%	09/15/27		EUR	200	238,946
WRKCo, Inc.,
Gtd. Notes
3.750%	03/15/25			245	261,439

					3,141,801

Pharmaceuticals — 0.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.250%	06/01/24		EUR	100	117,098
1.500%	11/15/23		EUR	410	480,762
2.950%	11/21/26			884	931,187
Bayer AG (Germany),
Sr. Unsec’d. Notes
0.050%	01/12/25		EUR	300	340,649
Bayer Capital Corp. BV (Germany),
Gtd. Notes
1.500%	06/26/26		EUR	200	238,716
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
0.034%	08/13/25		EUR	170	192,330
1.401%	05/24/23		EUR	100	116,079
Merck Financial Services GmbH (Germany),
Gtd. Notes, EMTN
0.005%	12/15/23		EUR	300	343,026

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Upjohn Finance BV,
Gtd. Notes
0.816%	06/23/22		EUR	370	$423,416

					3,183,263

Pipelines — 1.2%
Enbridge, Inc. (Canada),
Gtd. Notes
2.500%	01/15/25			200	205,909
Energy Transfer LP,
Sr. Unsec’d. Notes
2.900%	05/15/25			360	371,980
3.600%	02/01/23			370	377,628
4.250%	03/15/23			2,385	2,453,561
4.500%	04/15/24			132	140,085
5.875%	01/15/24			600	647,457
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.750%	07/15/23			250	259,772
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes
2.940%	09/30/40			220	219,102
MPLX LP,
Sr. Unsec’d. Notes
3.500%	12/01/22			535	546,361
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.750%	05/15/24			497	540,615
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.875%	04/15/26	(a)		350	366,408

					6,128,878

Real Estate — 0.8%
China Aoyuan Group Ltd. (China),
Sr. Sec’d. Notes
6.350%	02/08/24			200	38,845
China Evergrande Group (China),
Sr. Sec’d. Notes
9.500%	04/11/22	(d)		200	31,449
China SCE Group Holdings Ltd. (China),
Sr. Sec’d. Notes
7.375%	04/09/24			200	170,067
CIFI Holdings Group Co. Ltd. (China),
Gtd. Notes
5.950%	10/20/25			200	194,606
Country Garden Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
5.625%	12/15/26			200	189,129
Esic Sukuk Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.939%	07/30/24			200	205,552
Fantasia Holdings Group Co. Ltd. (China),
Sr. Sec’d. Notes
10.875%	01/09/23	(d)		200	47,083

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
GAIF Bond Issuer Pty Ltd. (Australia),
Gtd. Notes
3.400%	09/30/26			29	$30,920
Heimstaden Bostad Treasury BV (Sweden),
Gtd. Notes, EMTN
0.250%	10/13/24		EUR	220	250,868
Kaisa Group Holdings Ltd. (China),
Sr. Sec’d. Notes
10.875%	07/23/23	(d)		200	52,853
KWG Group Holdings Ltd. (China),
Sr. Sec’d. Notes
5.875%	11/10/24			200	145,920
Logan Group Co. Ltd. (China),
Gtd. Notes
4.500%	01/13/28			200	178,981
Longfor Group Holdings Ltd. (China),
Sr. Unsec’d. Notes
3.900%	04/16/23			200	203,461
MAF Sukuk Ltd. (United Arab Emirates),
Gtd. Notes, EMTN
3.933%	02/28/30			200	214,311
Mirvac Group Finance Ltd. (Australia),
Gtd. Notes, EMTN
3.625%	03/18/27			299	320,014
Redsun Properties Group Ltd. (China),
Gtd. Notes
9.700%	04/16/23			200	91,000
RKPF Overseas 2019 A Ltd. (China),
Gtd. Notes
5.900%	03/05/25			200	192,060
Scenery Journey Ltd. (China),
Gtd. Notes
11.500%	10/24/22	(d)		200	26,056
Shimao Group Holdings Ltd. (China),
Sr. Unsec’d. Notes
5.600%	07/15/26			200	124,789
Sino-Ocean Land Treasure Finance II Ltd. (China),
Gtd. Notes
5.950%	02/04/27			200	193,086
Sunac China Holdings Ltd. (China),
Sr. Sec’d. Notes
6.650%	08/03/24			200	128,201
Times China Holdings Ltd. (China),
Sr. Sec’d. Notes
6.200%	03/22/26			200	136,388
Vonovia Finance BV (Germany),
Gtd. Notes, EMTN
0.125%	04/06/23		EUR	300	342,756
1.625%	04/07/24		EUR	200	235,130
Vonovia SE (Germany),
Sr. Unsec’d. Notes, EMTN
0.000%	09/16/24		EUR	200	226,831
Yango Justice International Ltd. (China),
Gtd. Notes
8.250%	11/25/23			200	50,685

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
Yuzhou Group Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
8.500%	02/26/24			200	$60,427
Zhenro Properties Group Ltd. (China),
Gtd. Notes
8.350%	03/10/24			200	137,002

					4,218,470

Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.,
Sr. Unsec’d. Notes
0.400%	02/15/27		EUR	110	123,288
0.450%	01/15/27		EUR	320	360,006
1.600%	04/15/26			1,245	1,235,405
2.400%	03/15/25			370	380,071
Crown Castle International Corp.,
Sr. Unsec’d. Notes
1.350%	07/15/25			885	875,138
Digital Dutch Finco BV,
Gtd. Notes
0.625%	07/15/25		EUR	340	391,448
Equinix, Inc.,
Sr. Unsec’d. Notes
1.250%	07/15/25			1,920	1,887,135
2.625%	11/18/24	(a)		400	412,649
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
1.350%	02/01/27			240	234,184
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
5.625%	05/01/24			875	935,774
Simon International Finance SCA,
Gtd. Notes
1.375%	11/18/22		EUR	210	241,823
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.250%	12/01/26	(a)		900	937,139

					8,014,060

Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
5.750%	04/15/25			350	363,538
7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A
0.950%	02/10/26			380	367,916

					731,454

Semiconductors — 0.5%
Broadcom, Inc.,
Gtd. Notes
4.700%	04/15/25			1,350	1,476,369
Microchip Technology, Inc.,
Gtd. Notes
4.250%	09/01/25			350	363,550

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
2.700%	05/01/25			50	$51,656
3.875%	06/18/26			500	539,303

					2,430,878

Software — 0.8%
CDK Global, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/27	(a)		500	519,883
Dun & Bradstreet Corp. (The),
Sr. Sec’d. Notes, 144A
6.875%	08/15/26			210	218,561
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.125%	12/03/22		EUR	430	491,085
Nuance Communications, Inc.,
Gtd. Notes
5.625%	12/15/26			250	257,677
Oracle Corp.,
Sr. Unsec’d. Notes
1.650%	03/25/26	(a)		1,665	1,651,158
VMware, Inc.,
Sr. Unsec’d. Notes
1.400%	08/15/26	(a)		950	934,376

					4,072,740

Storage/Warehousing — 0.0%
GLP China Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
2.950%	03/29/26			200	198,068

Telecommunications — 1.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.050%	09/05/23		EUR	270	313,291
Bharti Airtel Ltd. (India),
Sr. Unsec’d. Notes
4.375%	06/10/25			200	212,876
Level 3 Financing, Inc.,
Gtd. Notes
5.250%	03/15/26			650	665,526
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes,
144A 5.125%	12/15/26	(a)		1,000	1,040,413
Sprint Corp.,
Gtd. Notes
7.875%	09/15/23			815	899,257
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
4.738%	09/20/29			699	730,884
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24			250	263,019
Telesat Canada/Telesat LLC (Canada),
Sr. Sec’d. Notes, 144A
4.875%	06/01/27			250	221,297

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
T-Mobile USA, Inc.,
Gtd. Notes
2.625%	04/15/26	(a)		750	$755,380
Sr. Sec’d. Notes
1.500%	02/15/26	(a)		1,181	1,168,624
VEON Holdings BV (Netherlands),
Sr. Unsec’d. Notes, 144A
3.375%	11/25/27			200	195,187
4.000%	04/09/25			200	203,883
Viasat, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	04/15/27			250	257,558

					6,927,195

Transportation — 0.1%
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
1.750%	12/02/26			310	311,384
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.730%	03/29/24			200	208,300
Pelabuhan Indonesia II PT (Indonesia),
Sr. Unsec’d. Notes
4.250%	05/05/25			200	214,346

					734,030

Trucking & Leasing — 0.3%
CMB International Leasing Management Ltd. (China),
Sr. Unsec’d. Notes, EMTN
1.750%	09/16/26			200	194,951
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
1.700%	06/15/26			215	213,070
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
1.900%	10/15/26	(a)		845	838,165
2.300%	06/15/28			200	199,203

					1,445,389

Water — 0.1%
Veolia Environnement SA (France),
Sr. Unsec’d. Notes, EMTN
0.672%	03/30/22		EUR	400	455,580

TOTAL CORPORATE BONDS (cost $163,527,605)					161,683,145

MUNICIPAL BOND — 0.1%
Texas
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds
0.532%	11/01/22			485	484,865

(cost $485,000)

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.7%
Alternative Loan Trust,
Series 2003-J03, Class 2A1
6.250%	12/25/33			7	7,399

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Atlas Funding PLC (United Kingdom),
Series 2021-01, Class C, SONIA + 1.700% (Cap N/A, Floor 0.000%)
1.750%(c)	07/25/58	GBP	100	$136,187
Banc of America Alternative Loan Trust,
Series 2007-01, Class 1A1
4.257%(cc)	04/25/22		80	78,276
Banc of America Funding Trust,
Series 2004-A, Class 1A3
2.496%(cc)	09/20/34		18	18,264
Series 2005-D, Class A1
2.787%(cc)	05/25/35		45	46,208
BCAP LLC Trust,
Series 2011-RR04, Class 7A1, 144A
5.250%	04/26/37		249	213,517
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-01, Class 6A1
2.500%(cc)	04/25/33		5	5,740
Series 2003-08, Class 2A1
2.153%(cc)	01/25/34		55	55,098
Series 2003-09, Class 2A1
2.846%(cc)	02/25/34		45	45,359
Series 2004-08, Class 13A1
2.950%(cc)	11/25/34		976	924,053
Bear Stearns ALT-A Trust,
Series 2005-10, Class 24A1
2.564%(cc)	01/25/36		671	673,516
Canada Square Funding PLC (United Kingdom),
Series 2021-02, Class C, SONIA + 1.600% (Cap N/A, Floor 0.000%)
1.649%(c)	06/17/58	GBP	101	136,202
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-06, Class A1, 1 Year US Treasury Yield Curve Rate CMT + 2.100% (Cap 9.744%, Floor 2.100%)
2.190%(c)	09/25/35		73	76,185
Series 2005-06, Class A3, 1 Year US Treasury Yield Curve Rate CMT + 1.800% (Cap 10.972%, Floor 1.800%)
1.860%(c)	09/25/35		14	14,613
CMF PLC (United Kingdom),
Series 2020-01, Class B, SONIA + 1.000% (Cap N/A, Floor 0.000%)
1.046%(c)	01/16/57	GBP	220	299,584
Series 2020-01, Class C, SONIA + 1.250% (Cap N/A, Floor 0.000%)
1.296%(c)	01/16/57	GBP	100	136,632
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 2A1, 1 Month LIBOR + 0.680% (Cap 10.500%, Floor 0.680%)
0.782%(c)	02/25/35		198	185,152
Series 2004-J09, Class 2A5
5.500%	01/25/35		229	234,493
Series 2005-03, Class 2A1, 1 Month LIBOR + 0.580% (Cap N/A, Floor 0.480%)
0.682%(c)	04/25/35		160	155,417
Series 2005-11, Class 3A1
2.540%(cc)	04/25/35		336	295,812
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland),
Series 2003-AR15, Class 2A1
2.484%(cc)	06/25/33		93	94,082

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Dutch Property Finance BV (Netherlands),
Series 2021-01, Class B, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 0.000%)
0.550%(c)	07/28/58	EUR	357	$406,435
Series 2021-02, Class B, 3 Month EURIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.264%(c)	04/28/59	EUR	415	467,817
Series 2021-02, Class C, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 0.000%)
0.514%(c)	04/28/59	EUR	240	269,219
Fannie Mae REMICS,
Series 1996-39, Class H
8.000%	11/25/23		1	1,094
Series 2004-11, Class A, 1 Month LIBOR + 0.120% (Cap 10.000%, Floor 0.120%)
0.222%(c)	03/25/34		25	24,467
Series 2006-05, Class 3A2
1.905%(cc)	05/25/35		34	34,932
FHLMC Structured Pass-Through Certificates,
Series T-57, Class 1A1
6.500%	07/25/43		610	727,205
Series T-59, Class 1A2
7.000%	10/25/43		379	441,164
Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400% (Cap N/A, Floor 1.400%)
1.482%(c)	07/25/44		288	296,899
Series T-62, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap N/A, Floor 1.200%)
1.282%(c)	10/25/44		1,054	1,079,538
Finsbury Square (United Kingdom),
Series 2021-01GRX, Class C, SONIA + 1.250% (Cap N/A, Floor 0.000%)
1.299%(c)	12/16/67	GBP	465	618,074
Finsbury Square PLC (United Kingdom),
Series 2020-01A, Class C, 144A, SONIA + 1.350% (Cap N/A, Floor 0.000%)
1.399%(c)	03/16/70	GBP	100	135,186
Series 2021-02X, Class C, SONIA + 1.400% (Cap N/A, Floor 0.000%)
1.559%(c)	12/16/71	GBP	219	296,395
Series 2021-02X, Class D, SONIA + 1.700% (Cap N/A, Floor 0.000%)
1.859%(c)	12/16/71	GBP	197	266,673
Freddie Mac REMICS,
Series 4459, Class BN
3.000%	08/15/43		622	650,739
Series 5105, Class LA
1.500%	04/15/44		2,439	2,457,746
Gemgarto PLC (United Kingdom),
Series 2021-01X, Class C, SONIA + 1.300% (Cap N/A, Floor 0.000%)
1.349%(c)	12/16/67	GBP	184	247,726
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
0.628%(c)	08/25/60		250	250,546
GreenPoint Mortgage Funding Trust,
Series 2005-AR02, Class A1, 1 Month LIBOR + 0.460% (Cap 10.500%, Floor 0.460%)
0.562%(c)	06/25/45		137	117,621

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage-Backed Securities Corp. Trust,
Series 2020-PJ04, Class A2, 144A
3.000%(cc)	01/25/51		354	$359,109
GSR Mortgage Loan Trust,
Series 2004-07, Class 1A1
2.325%(cc)	06/25/34		16	16,927
Series 2005-AR07, Class 5A1
3.139%(cc)	11/25/35		132	125,884
Harborview Mortgage Loan Trust,
Series 2004-06, Class 3A2A
2.994%(cc)	08/19/34		306	306,671
Hops Hill No. 1 PLC (United Kingdom),
Series 1, Class C, SONIA + 1.850% (Cap N/A, Floor 0.000%)
1.924%(c)	05/27/54	GBP	100	136,102
Series 1, Class D, SONIA + 2.350% (Cap N/A, Floor 0.000%)
2.424%(c)	05/27/54	GBP	100	136,482
JPMorgan Mortgage Trust,
Series 2006-A02, Class 5A1
2.268%(cc)	11/25/33		45	45,209
Series 2007-A01, Class 3A3
2.695%(cc)	07/25/35		68	69,131
Series 2020-07, Class A3, 144A
3.000%(cc)	01/25/51		271	273,273
Series 2020-LTV01, Class A11, 144A, 1 Month LIBOR + 1.000% (Cap 6.000%, Floor 0.000%)
1.092%(c)	06/25/50		103	103,101
Lanebrook Mortgage Transaction PLC (United Kingdom),
Series 2020-01, Class C, SONIA + 2.250% (Cap N/A, Floor 0.000%)
2.299%(c)	06/12/57	GBP	280	384,936
Series 2021-01, Class C, SONIA + 1.250% (Cap N/A, Floor 0.000%)
1.332%(c)	07/20/58	GBP	158	214,028
Series 2021-01, Class D, SONIA + 1.650% (Cap N/A, Floor 0.000%)
1.732%(c)	07/20/58	GBP	103	139,018
Mortimer BTL PLC (United Kingdom),
Series 2021-01, Class C, SONIA + 1.450% (Cap N/A, Floor 0.000%)
1.498%(c)	06/23/53	GBP	110	147,851
New Residential Mortgage Loan Trust,
Series 2016-03A, Class A1B, 144A
3.250%(cc)	09/25/56		193	200,068
Series 2018-01A, Class A1A, 144A
4.000%(cc)	12/25/57		634	667,361
Series 2020-01A, Class A1B, 144A
3.500%(cc)	10/25/59		906	939,432
Reperforming Loan REMIC Trust,
Series 2003-R04, Class 2A, 144A
4.551%(cc)	01/25/34		117	114,465
Series 2004-R1, Class 2A, 144A
6.500%	11/25/34		29	29,010
Series 2005-R02, Class 1AF1, 144A, 1 Month LIBOR + 0.340% (Cap 9.500%, Floor 0.340%)
0.442%(c)	06/25/35		343	331,982
Residential Mortgage Securities PLC (United Kingdom),
Series 32X, Class C, SONIA + 2.200% (Cap N/A, Floor 0.000%)
2.248%(c)	06/20/70	GBP	1,130	1,554,940

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RMAC Securities No. 1 PLC (United Kingdom),
Series 2007-NS1X, Class A2A, 3 Month GBP LIBOR + 0.150% (Cap N/A, Floor 0.000%)
0.245%(c)	06/12/44	GBP	359	$467,359
Seasoned Credit Risk Transfer Trust,
Series 2018-02, Class MA
3.500%	11/25/57		660	683,910
Series 2019-04, Class MA
3.000%	02/25/59	1,062		1,096,444
Starwood Mortgage Residential Trust,
Series 2020-INV01, Class A1, 144A
1.027%(cc)	11/25/55		348	343,578
Structured Asset Mortgage Investments II Trust,
Series 2005-AR05, Class A1, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
0.604%(c)	07/19/35		129	125,773
Together Asset-Backed Securitisation PLC (United Kingdom),
Series 2021-1ST1, Class C, SONIA + 1.250% (Cap N/A, Floor 0.000%)
1.324%(c)	07/12/63	GBP	107	143,922
Tower Bridge Funding PLC (United Kingdom),
Series 2020-01, Class C, SONIA + 2.450% (Cap N/A, Floor 0.000%)
2.500%(c)	09/20/63	GBP	100	136,556
Series 2020-01, Class D, SONIA + 3.450% (Cap N/A, Floor 0.000%)
3.500%(c)	09/20/63	GBP	120	164,263
Series 2021-01, Class C, SONIA + 1.850% (Cap N/A, Floor 0.000%)
1.900%(c)	07/21/64	GBP	248	336,424
Series 2021-01, Class D, SONIA + 2.150% (Cap N/A, Floor 0.000%)
2.200%(c)	07/21/64	GBP	212	287,418
Series 2021-02, Class D, SONIA + 1.800% (Cap N/A, Floor 0.000%)
1.850%(c)	11/20/63	GBP	169	227,005
Twin Bridges PLC (United Kingdom),
Series 2020-01, Class C, SONIA + 2.250% (Cap N/A, Floor 0.000%)
2.299%(c)	12/12/54	GBP	225	307,663
Series 2020-01, Class D, SONIA + 3.000% (Cap N/A, Floor 0.000%)
3.049%(c)	12/12/54	GBP	225	307,461
Series 2021-01, Class C, SONIA + 1.600% (Cap N/A, Floor 0.000%)
1.649%(c)	03/12/55	GBP	276	376,927
Series 2021-01, Class D, SONIA + 2.100% (Cap N/A, Floor 0.000%)
2.149%(c)	03/12/55	GBP	130	177,933
Series 2021-02, Class C, SONIA + 1.150% (Cap N/A, Floor 0.000%)
1.265%(c)	09/12/55	GBP	204	274,060
Series 2021-02, Class D, SONIA + 1.500% (Cap N/A, Floor 0.000%)
1.615%(c)	09/12/55	GBP	117	155,414
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2005-AR06, Class 2A1A, 1 Month LIBOR + 0.460% (Cap 10.500%, Floor 0.460%)
0.562%(c)	04/25/45		220	217,831
Series 2006-AR09, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.000% (Cap N/A, Floor 1.000%)
1.082%(c)	08/25/46		148	148,421
Wells Fargo Mortgage Backed Securities Trust,
Series 2020-RR01, Class A1, 144A
3.000%(cc)	05/25/50		169	170,955

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $24,961,256)				25,065,562

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS — 1.4%
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
3.875%	06/12/30		200	$194,230
4.625%	01/13/28		200	208,715
CBB International Sukuk Co. 7 SPC (Bahrain),
Sr. Unsec’d. Notes
6.875%	10/05/25		200	224,337
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.450%	01/31/31	(a)	413	410,180
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		200	206,412
4.500%	03/15/29		200	204,396
8.125%	05/21/24		200	226,340
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
6.400%	06/05/49		150	157,855
Sr. Unsec’d. Notes, 144A
4.500%	01/30/30		200	203,751
4.875%	09/23/32		150	152,868
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
6.125%	01/31/22		340	341,381
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, EMTN
4.750%	01/08/26		200	223,298
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
2.750%	07/03/30		200	212,600
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.659%	05/24/31		474	462,139
4.500%	04/22/29		200	222,773
Sr. Unsec’d. Notes, MTN
4.125%	01/21/26		240	263,530
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
3.000%	12/15/32		222	211,945
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.875%	03/17/28		200	216,015
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes, 144A
2.739%	01/29/33		200	192,778
4.950%	04/28/31		200	224,441
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.862%	12/01/32		70	63,924
2.392%	01/23/26		196	198,952
3.000%	01/15/34		25	24,940
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.750%	01/14/29		245	275,585
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.500%	04/23/28		390	447,637

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A
4.000%	03/14/29	260	$293,110
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31	224	227,100
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
4.750%	05/27/26	200	218,560
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
4.000%	04/17/25	200	215,462
Sharjah Sukuk Program Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
2.942%	06/10/27	220	221,033
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/27	140	132,657
9.750%	11/01/28	200	202,412
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27	125	140,484

TOTAL SOVEREIGN BONDS (cost $7,498,125)			7,421,840

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.0%
Federal Home Loan Mortgage Corp.
2.500%	11/01/27	1,112	1,149,689
4.000%	02/01/34	342	366,491
4.000%	02/01/34	395	424,616
4.000%	03/01/34	378	408,270
4.000%	11/01/36	9	9,554
4.000%	06/01/37	105	113,545
4.500%	07/01/47	78	85,405
4.500%	03/01/49	2,165	2,396,769
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate CMT + 2.225% (Cap 9.596%, Floor 2.225%)
2.350%(c)	01/01/34	6	6,380
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate CMT + 2.335% (Cap 13.212%, Floor 2.335%)
2.460%(c)	12/01/26	5	4,694
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate CMT + 2.401% (Cap 12.240%, Floor 2.401%)
2.526%(c)	07/01/29	11	11,125
Federal National Mortgage Assoc.
2.500%	11/01/31	64	66,560
2.500%	11/01/31	3,368	3,503,929
2.500%	04/01/32	13	13,677
3.000%	07/01/27	8	8,580
3.000%	02/01/30	393	414,018
3.000%	05/01/30	9	9,669
3.000%	09/01/30	760	800,335
3.000%	11/01/30	7	7,716
3.000%	12/01/30	13	13,647
3.000%	04/01/31	10	10,717
3.000%	12/01/31	51	53,395
3.000%	09/01/32	53	55,739
3.000%	11/01/32	260	271,587
3.000%	01/01/33	69	72,725

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/01/33	353		$370,296
3.000%	01/01/33	511		537,788
3.000%	11/01/33	452		479,026
3.500%	04/01/34	27		28,809
3.500%	04/01/34	184		197,954
4.000%	04/01/33	306		325,589
4.000%	06/01/33	247		264,229
4.000%	09/01/33	103		111,227
4.000%	09/01/33	1,967		2,072,410
4.000%	02/01/34	136		145,894
4.000%	03/01/34	10		10,392
4.000%	03/01/34	68		72,194
4.000%	03/01/34	71		75,526
4.000%	07/01/37	41		44,718
4.000%	09/01/37	49		53,106
4.000%	03/01/38	36		39,041
4.000%	12/01/41	144		155,603
4.500%	06/01/39	9		9,934
4.500%	08/01/40	23		25,082
4.500%	02/01/41	30		32,988
4.500%	12/01/41	76		83,123
4.500%	03/01/47	234		255,254
4.500%	05/01/47	730		793,089
4.500%	07/01/47	94		103,326
4.500%	11/01/47	805		877,690
4.500%	06/01/48	118		131,164
4.500%	11/01/48	368		404,695
4.500%	02/01/49	1,164		1,301,885
4.500%	04/01/49	320		357,970
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate CMT + 2.270% (Cap 9.520%, Floor 2.270%)
2.770%(c)	04/01/32	4		3,846
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate CMT + 2.273% (Cap 11.982%, Floor 2.273%)
2.399%(c)	12/01/29	14		13,986
Federal National Mortgage Assoc., 12 Month LIBOR + 1.590% (Cap 7.842%, Floor 1.590%)
2.842%(c)	06/01/45	953		988,849
Federal National Mortgage Assoc., 12 Month LIBOR + 1.590% (Cap 8.055%, Floor 1.590%)
3.056%(c)	06/01/45	498		517,626
Federal National Mortgage Assoc., 6 Month LIBOR + 1.345% (Cap 9.433%, Floor 1.345%)
1.516%(c)	01/01/25	—	(r)	410
Federal National Mortgage Assoc., Cost of Funds for the 11th District of San Francisco + 1.250% (Cap 15.000%, Floor 5.000%)
5.000%(c)	04/01/24	1		1,157
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate CMT + 1.500% (Cap 10.500%, Floor 1.500%)
2.000%(c)	01/20/26	8		8,566
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate CMT + 1.500% (Cap 11.000%, Floor 1.500%)
1.875%(c)	06/20/26	5		5,084
2.125%(c)	11/20/29	26		27,348
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate CMT + 1.500% (Cap 11.500%, Floor 1.500%)
1.875%(c)	05/20/24	6		5,895

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve
Rate CMT + 1.500% (Cap 12.000%, Floor 2.000%)
2.000%(c)	07/20/24		1	$930

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $20,399,782)				21,212,531

U.S. TREASURY OBLIGATIONS — 27.5%
U.S. Treasury Bonds
1.750%	08/15/41	(h)	6,500	6,297,891
U.S. Treasury Notes
0.125%	12/31/22		14,000	13,956,797
0.125%	01/31/23		16,000	15,945,000
0.250%	05/15/24		19,300	19,037,640
0.250%	06/15/24		19,695	19,405,730
0.375%	08/15/24		12,500	12,334,961
0.625%	10/15/24		11,200	11,110,750
0.750%	11/15/24		28,600	28,445,828
1.000%	12/15/24		16,700	16,718,266
1.500%	11/30/24		3,000	3,047,578

TOTAL U.S. TREASURY OBLIGATIONS (cost $147,035,439)				146,300,441

			Shares

EXCHANGE-TRADED FUND — 1.2%
iShares 0-5 Year High Yield Corporate Bond ETF(a)
(cost $6,313,712)			144,050	6,525,465

TOTAL LONG-TERM INVESTMENTS (cost $507,156,048)				505,067,645

SHORT-TERM INVESTMENTS — 8.0%

AFFILIATED MUTUAL FUNDS — 5.2%
PGIM Core Ultra Short Bond Fund(wa)			11,789,359	11,789,359
PGIM Institutional Money Market Fund (cost $15,904,242; includes $15,902,252 of cash collateral for securities on loan)(b)(wa)			15,915,382	15,904,242

TOTAL AFFILIATED MUTUAL FUNDS (cost $27,693,601)				27,693,601

Interest Rate	Maturity Date		Principal Amount (000)#

COMMERCIAL PAPER(n) — 2.4%
Enel Finance America, LLC
0.432%	02/22/22		2,000	1,999,046
0.371%	07/18/22		1,500	1,495,506
0.402%	08/09/22		1,250	1,245,649
0.402%	09/20/22		1,500	1,493,480
Eni Finance USA, Inc.
0.421%	04/14/22		2,500	2,497,332
General Motors Financial Co., Inc.
0.381%	02/25/22		2,000	1,998,706

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER(n) (continued)
VW Credit, Inc.
0.381%	02/16/22	2,000	$1,999,195

TOTAL COMMERCIAL PAPER (cost $12,733,155)			12,728,914

OPTIONS PURCHASED*~ — 0.4%
(cost $2,526,458)			2,295,838

TOTAL SHORT-TERM INVESTMENTS (cost $42,953,214)			42,718,353

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 102.9% (cost $550,109,262)			547,785,998

OPTIONS WRITTEN*~ — (0.6)%
(premiums received $3,318,580)			(3,346,410)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 102.3% (cost $546,790,682)			544,439,588

Liabilities in excess of other assets(z) — (2.3)%			(12,436,734)

NET ASSETS — 100.0%			$532,002,854

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $15,613,572; cash collateral of $15,902,252 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)

Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(n)	Rate shown reflects yield to maturity at purchased date. (r) Principal or notional amount is less than $500 par.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Call	01/21/22	$131.00	36	36	$12,375

(cost $20,305)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
5- Year Interest Rate Swap, 04/07/27	Call	JPMorgan Chase Bank, N.A.	04/05/22	1.53%	1.53%(S)	3 Month LIBOR(Q)	2,900	$29,278
5- Year Interest Rate Swap, 04/12/27	Call	Morgan Stanley & Co. International PLC	04/08/22	1.39%	1.39%(S)	3 Month LIBOR(Q)	5,650	36,138
5- Year Interest Rate Swap, 05/03/27	Call	Bank of America, N.A.	04/28/22	1.20%	1.20%(S)	3 Month LIBOR(Q)	8,060	27,825
5- Year Interest Rate Swap, 07/05/27	Call	JPMorgan Chase Bank, N.A.	07/01/22	1.32%	1.32%(S)	3 Month LIBOR(Q)	6,390	41,252
5- Year Interest Rate Swap, 08/05/27	Call	Deutsche Bank AG	08/03/22	1.54%	1.54%(S)	3 Month LIBOR(Q)	3,240	38,540
10- Year Interest Rate Swap, 11/17/33	Call	Bank of America, N.A.	11/15/23	1.94%	1.94%(S)	3 Month LIBOR(Q)	2,120	95,569
10- Year Interest Rate Swap, 06/26/34	Call	Goldman Sachs International	06/24/24	1.97%	1.97%(S)	3 Month LIBOR(Q)	1,005	50,458
10- Year Interest Rate Swap, 07/02/34	Call	Goldman Sachs International	06/28/24	2.00%	2.00%(S)	3 Month LIBOR(Q)	1,005	52,151
10- Year Interest Rate Swap, 07/24/34	Call	Goldman Sachs International	07/22/24	1.68%	1.68%(S)	3 Month LIBOR(Q)	1,180	42,696
10- Year Interest Rate Swap, 07/31/34	Call	Bank of America, N.A.	07/29/24	1.55%	1.55%(S)	3 Month LIBOR(Q)	1,770	55,136
10- Year Interest Rate Swap, 08/06/34	Call	Wells Fargo Bank N.A.	08/02/24	1.68%	1.68%(S)	3 Month LIBOR(Q)	1,180	43,131
10- Year Interest Rate Swap, 02/27/35	Call	Citibank, N.A.	02/25/25	1.49%	1.49%(S)	3 Month LIBOR(Q)	1,010	32,029
10- Year Interest Rate Swap, 06/06/35	Call	Goldman Sachs International	06/04/25	1.28%	1.28%(S)	3 Month LIBOR(Q)	450	11,644
10- Year Interest Rate Swap, 06/09/35	Call	Bank of America, N.A.	06/05/25	1.43%	1.43%(S)	3 Month LIBOR(Q)	1,590	48,778
10- Year Interest Rate Swap, 06/09/35	Call	Citibank, N.A.	06/05/25	1.43%	1.43%(S)	3 Month LIBOR(Q)	2,900	89,270

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10- Year Interest Rate Swap, 06/09/35	Call	UBS AG	06/05/25	1.43%	1.43%(S)	3 Month LIBOR(Q)	450	$13,805
10- Year Interest Rate Swap, 04/09/36	Call	Deutsche Bank AG	04/07/26	2.60%	2.60%(S)	3 Month LIBOR(Q)	1,490	138,876
10- Year Interest Rate Swap, 01/19/50	Call	JPMorgan Chase Bank, N.A.	01/17/40	2.07%	2.07%(S)	3 Month LIBOR(Q)	780	59,836
30- Year Interest Rate Swap, 06/06/52	Call	Bank of America, N.A.	05/31/22	1.71%	1.71%(S)	3 Month LIBOR(Q)	620	26,040
5- Year Interest Rate Swap, 01/21/27	Put	JPMorgan Chase Bank, N.A.	01/19/22	1.34%	3 Month LIBOR(Q)	1.34%(S)	2,625	11,757
5- Year Interest Rate Swap, 04/07/27	Put	JPMorgan Chase Bank, N.A.	04/05/22	1.53%	3 Month LIBOR(Q)	1.53%(S)	2,900	17,633
5- Year Interest Rate Swap, 04/12/27	Put	Morgan Stanley & Co. International PLC	04/08/22	1.39%	3 Month LIBOR(Q)	1.39%(S)	5,650	52,757
5- Year Interest Rate Swap, 07/05/27	Put	JPMorgan Chase Bank, N.A.	07/01/22	1.32%	3 Month LIBOR(Q)	1.32%(S)	6,390	97,627
5- Year Interest Rate Swap, 07/08/27	Put	JPMorgan Chase Bank, N.A.	07/06/22	1.45%	3 Month LIBOR(Q)	1.45%(S)	6,390	77,109
5- Year Interest Rate Swap, 07/19/27	Put	Bank of America, N.A.	07/15/22	1.25%	3 Month LIBOR(Q)	1.25%(S)	8,960	162,718
5- Year Interest Rate Swap, 08/05/27	Put	Deutsche Bank AG	08/03/22	1.54%	3 Month LIBOR(Q)	1.54%(S)	3,240	36,196
10- Year Interest Rate Swap, 11/17/33	Put	Bank of America, N.A.	11/15/23	1.94%	3 Month LIBOR(Q)	1.94%(S)	2,120	65,175
10- Year Interest Rate Swap, 06/26/34	Put	Goldman Sachs International	06/24/24	1.97%	3 Month LIBOR(Q)	1.97%(S)	1,005	35,131
10- Year Interest Rate Swap, 07/02/34	Put	Goldman Sachs International	06/28/24	2.00%	3 Month LIBOR(Q)	2.00%(S)	1,005	34,144
10- Year Interest Rate Swap, 07/24/34	Put	Goldman Sachs International	07/22/24	1.68%	3 Month LIBOR(Q)	1.68%(S)	1,180	56,495
10- Year Interest Rate Swap, 08/06/34	Put	Wells Fargo Bank N.A.	08/02/24	1.68%	3 Month LIBOR(Q)	1.68%(S)	1,180	56,525
10- Year Interest Rate Swap, 08/07/34	Put	Deutsche Bank AG	08/05/24	1.80%	3 Month LIBOR(Q)	1.80%(S)	2,520	107,337
10- Year Interest Rate Swap, 02/27/35	Put	Citibank, N.A.	02/25/25	1.49%	3 Month LIBOR(Q)	1.49%(S)	1,010	62,098
10- Year Interest Rate Swap, 06/06/35	Put	Goldman Sachs International	06/04/25	1.28%	3 Month LIBOR(Q)	1.28%(S)	450	33,762
10- Year Interest Rate Swap, 06/09/35	Put	Bank of America, N.A.	06/05/25	1.43%	3 Month LIBOR(Q)	1.43%(S)	1,590	106,201
10- Year Interest Rate Swap, 06/09/35	Put	Citibank, N.A.	06/05/25	1.43%	3 Month LIBOR(Q)	1.43%(S)	2,900	193,226

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10- Year Interest Rate Swap, 06/09/35	Put	UBS AG	06/05/25	1.43%	3 Month LIBOR(Q)	1.43%(S)	450	$30,057
10- Year Interest Rate Swap, 04/09/36	Put	Deutsche Bank AG	04/07/26	2.60%	3 Month LIBOR(Q)	2.60%(S)	1,490	41,424
10- Year Interest Rate Swap, 01/19/50	Put	JPMorgan Chase Bank, N.A.	01/17/40	2.07%	3 Month LIBOR(Q)	2.07%(S)	780	41,374
30- Year Interest Rate Swap, 06/06/52	Put	Bank of America, N.A.	05/31/22	1.71%	3 Month LIBOR(Q)	1.71%(S)	620	32,265

Total OTC Swaptions (cost $2,506,153)								$2,283,463

Total Options Purchased (cost $2,526,458)								$2,295,838

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Call	01/21/22	$132.00	36	36	$(3,937)

(premiums received $8,383)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
2- Year Interest Rate Swap, 01/12/24	Call	Morgan Stanley & Co. International PLC	01/10/22	0.51%	3 Month LIBOR(Q)	0.51%(S)	15,850	$(1)
2- Year Interest Rate Swap, 03/03/24	Call	Deutsche Bank AG	03/01/22	0.51%	3 Month LIBOR(Q)	0.51%(S)	14,140	(1,125)
2- Year Interest Rate Swap, 03/07/24	Call	Citibank, N.A.	03/03/22	0.52%	3 Month LIBOR(Q)	0.52%(S)	7,230	(645)
2- Year Interest Rate Swap, 03/23/24	Call	Deutsche Bank AG	03/21/22	0.56%	3 Month LIBOR(Q)	0.56%(S)	7,230	(1,235)
2- Year Interest Rate Swap, 03/25/24	Call	Deutsche Bank AG	03/23/22	0.57%	3 Month LIBOR(Q)	0.57%(S)	14,070	(2,558)
2- Year Interest Rate Swap, 04/05/24	Call	JPMorgan Chase Bank, N.A.	04/01/22	0.61%	3 Month LIBOR(Q)	0.61%(S)	19,400	(4,795)
2- Year Interest Rate Swap, 05/05/24	Call	Deutsche Bank AG	05/03/22	1.02%	3 Month LIBOR(Q)	1.02%(S)	9,710	(20,225)
2- Year Interest Rate Swap, 10/27/24	Call	Morgan Stanley & Co. International PLC	10/25/22	1.24%	3 Month LIBOR(Q)	1.24%(S)	4,630	(16,941)

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
2- Year Interest Rate Swap, 10/27/24	Call	Morgan Stanley & Co. International PLC	10/25/22	1.24%	3 Month LIBOR(Q)	1.24%(S)	6,950	$(25,582)
2- Year Interest Rate Swap, 11/08/24	Call	Morgan Stanley & Co. International PLC	11/04/22	1.25%	3 Month LIBOR(Q)	1.25%(S)	6,900	(25,953)
5- Year Interest Rate Swap, 04/26/27	Call	Bank of America, N.A.	04/22/22	0.90%	3 Month LIBOR(Q)	0.90%(S)	4,030	(3,660)
5- Year Interest Rate Swap, 05/03/27	Call	Bank of America, N.A.	04/28/22	0.90%	3 Month LIBOR(Q)	0.90%(S)	12,080	(11,704)
10- Year Interest Rate Swap, 01/20/32	Call	Bank of America, N.A.	01/18/22	1.65%	3 Month LIBOR(Q)	1.65%(S)	1,090	(10,749)
10- Year Interest Rate Swap, 01/20/32	Call	JPMorgan Chase Bank, N.A.	01/18/22	1.65%	3 Month LIBOR(Q)	1.65%(S)	3,300	(32,543)
10- Year Interest Rate Swap, 01/31/32	Call	Deutsche Bank AG	01/27/22	1.00%	3 Month LIBOR(Q)	1.00%(S)	1,580	(45)
10- Year Interest Rate Swap, 01/31/32	Call	Bank of America, N.A.	01/27/22	1.25%	3 Month LIBOR(Q)	1.25%(S)	1,450	(609)
10- Year Interest Rate Swap, 02/22/32	Call	Bank of America, N.A.	02/18/22	1.62%	3 Month LIBOR(Q)	1.62%(S)	1,390	(15,881)
10- Year Interest Rate Swap, 03/03/32	Call	Deutsche Bank AG	03/01/22	1.40%	3 Month LIBOR(Q)	1.40%(S)	1,450	(6,415)
10- Year Interest Rate Swap, 06/09/32	Call	JPMorgan Chase Bank, N.A.	06/07/22	1.40%	3 Month LIBOR(Q)	1.40%(S)	1,855	(17,309)
10- Year Interest Rate Swap, 09/06/32	Call	Morgan Stanley & Co. International PLC	09/01/22	1.53%	3 Month LIBOR(Q)	1.53%(S)	2,930	(47,644)
10- Year Interest Rate Swap, 10/11/32	Call	Deutsche Bank AG	10/07/22	1.80%	3 Month LIBOR(Q)	1.80%(S)	1,470	(44,260)
10- Year Interest Rate Swap, 10/13/32	Call	Deutsche Bank AG	10/11/22	1.06%	3 Month LIBOR(Q)	1.06%(S)	1,125	(6,438)

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10- Year Interest Rate Swap, 10/17/32	Call	Deutsche Bank AG	10/13/22	1.80%	3 Month LIBOR(Q)	1.80%(S)	1,470	$(44,068)
10- Year Interest Rate Swap, 11/17/32	Call	Bank of America, N.A.	11/15/22	1.85%	3 Month LIBOR(Q)	1.85%(S)	2,950	(99,018)
10- Year Interest Rate Swap, 12/07/32	Call	JPMorgan Chase Bank, N.A.	12/05/22	1.45%	1 Day SOFR(A)	1.45%(S)	1,440	(38,289)
10- Year Interest Rate Swap, 12/15/32	Call	Morgan Stanley &Co. International PLC	12/13/22	1.43%	1 Day SOFR(A)	1.43%(S)	2,328	(60,318)
10- Year Interest Rate Swap, 12/19/32	Call	JPMorgan Chase Bank, N.A.	12/15/22	1.42%	1 Day SOFR(A)	1.42%(S)	2,327	(59,068)
10- Year Interest Rate Swap, 12/20/32	Call	Goldman Sachs International	12/16/22	1.23%	3 Month LIBOR(Q)	1.23%(S)	1,008	(10,107)
10- Year Interest Rate Swap, 12/20/32	Call	Goldman Sachs International	12/16/22	1.25%	3 Month LIBOR(Q)	1.25%(S)	1,008	(10,397)
10- Year Interest Rate Swap, 01/04/33	Call	Citibank, N.A.	12/30/22	1.25%	3 Month LIBOR(Q)	1.25%(S)	1,110	(11,967)
10- Year Interest Rate Swap, 01/11/33	Call	Barclays Bank PLC	01/09/23	1.44%	3 Month LIBOR(Q)	1.44%(S)	2,070	(33,668)
10- Year Interest Rate Swap, 03/03/33	Call	Bank of America, N.A.	03/01/23	2.01%	3 Month LIBOR(Q)	2.01%(S)	2,150	(96,767)
30- Year Interest Rate Swap, 09/19/54	Call	Deutsche Bank AG	09/17/24	1.85%	3 Month LIBOR(Q)	1.85%(S)	690	(77,651)
30- Year Interest Rate Swap, 10/02/54	Call	Barclays Bank PLC	09/30/24	2.00%	3 Month LIBOR(Q)	2.00%(S)	480	(63,998)
30- Year Interest Rate Swap, 10/21/56	Call	JPMorgan Chase Bank, N.A.	10/19/26	1.98%	3 Month LIBOR(Q)	1.98%(S)	280	(42,512)
30- Year Interest Rate Swap, 12/04/56	Call	Goldman Sachs International	12/02/26	1.36%	1 Day SOFR(A)	1.36%(S)	270	(29,179)

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
2- Year Interest Rate Swap, 01/12/24	Put	Morgan Stanley &Co. International PLC	01/10/22	0.51%	0.51%(S)	3 Month LIBOR(Q)	15,850	$(139,525)
2- Year Interest Rate Swap, 01/21/24	Put	Deutsche Bank AG	01/19/22	0.50%	0.50%(S)	3 Month LIBOR(Q)	4,160	(38,872)
2- Year Interest Rate Swap, 03/01/24	Put	Deutsche Bank AG	02/25/22	0.75%	0.75%(S)	3 Month LIBOR(Q)	12,380	(77,761)
2- Year Interest Rate Swap, 03/03/24	Put	Deutsche Bank AG	03/01/22	0.51%	0.51%(S)	3 Month LIBOR(Q)	14,140	(154,006)
2- Year Interest Rate Swap, 03/07/24	Put	Citibank, N.A.	03/03/22	0.52%	0.52%(S)	3 Month LIBOR(Q)	7,230	(78,013)
2- Year Interest Rate Swap, 03/23/24	Put	Deutsche Bank AG	03/21/22	0.56%	0.56%(S)	3 Month LIBOR(Q)	7,230	(77,131)
2- Year Interest Rate Swap, 03/25/24	Put	Deutsche Bank AG	03/23/22	0.57%	0.57%(S)	3 Month LIBOR(Q)	14,070	(149,174)
2- Year Interest Rate Swap, 04/05/24	Put	JPMorgan Chase Bank, N.A.	04/01/22	0.61%	0.61%(S)	3 Month LIBOR(Q)	19,400	(199,889)
2- Year Interest Rate Swap, 04/08/24	Put	JPMorgan Chase Bank, N.A.	04/06/22	0.74%	0.74%(S)	3 Month LIBOR(Q)	19,400	(156,599)
2- Year Interest Rate Swap, 05/05/24	Put	Deutsche Bank AG	05/03/22	1.02%	1.02%(S)	3 Month LIBOR(Q)	9,710	(48,682)
2- Year Interest Rate Swap, 10/27/24	Put	Morgan Stanley &Co. International PLC	10/25/22	1.24%	1.24%(S)	3 Month LIBOR(Q)	4,630	(33,525)
2- Year Interest Rate Swap, 10/27/24	Put	Morgan Stanley &Co. International PLC	10/25/22	1.24%	1.24%(S)	3 Month LIBOR(Q)	6,950	(50,134)
2- Year Interest Rate Swap, 11/04/24	Put	JPMorgan Chase Bank, N.A.	11/02/22	1.48%	1.48%(S)	3 Month LIBOR(Q)	4,200	(21,445)
2- Year Interest Rate Swap, 11/08/24	Put	Morgan Stanley &Co. International PLC	11/04/22	1.25%	1.25%(S)	3 Month LIBOR(Q)	6,900	(50,409)
10- Year Interest Rate Swap, 01/20/32	Put	Bank of America, N.A.	01/18/22	2.15%	2.15%(S)	3 Month LIBOR(Q)	1,090	(14)
10- Year Interest Rate Swap, 01/20/32	Put	JPMorgan Chase Bank, N.A.	01/18/22	2.15%	2.15%(S)	3 Month LIBOR(Q)	3,300	(42)

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10- Year Interest Rate Swap, 01/31/32	Put	Bank of America, N.A.	01/27/22	1.25%	1.25%(S)	3 Month LIBOR(Q)	1,450	$(47,171)
10- Year Interest Rate Swap, 01/31/32	Put	Deutsche Bank AG	01/27/22	1.50%	1.50%(S)	3 Month LIBOR(Q)	1,580	(19,815)
10- Year Interest Rate Swap, 02/22/32	Put	Bank of America, N.A.	02/18/22	1.62%	1.62%(S)	3 Month LIBOR(Q)	1,390	(13,423)
10- Year Interest Rate Swap, 03/02/32	Put	Deutsche Bank AG	02/28/22	1.60%	1.60%(S)	3 Month LIBOR(Q)	1,100	(13,027)
10- Year Interest Rate Swap, 03/03/32	Put	Deutsche Bank AG	03/01/22	1.57%	1.57%(S)	1 Day SOFR(A)	1,770	(5,028)
10- Year Interest Rate Swap, 06/09/32	Put	JPMorgan Chase Bank, N.A.	06/07/22	2.40%	2.40%(S)	3 Month LIBOR(Q)	1,855	(5,292)
10- Year Interest Rate Swap, 09/06/32	Put	Morgan Stanley &Co. International PLC	09/01/22	1.53%	1.53%(S)	3 Month LIBOR(Q)	2,930	(91,193)
10- Year Interest Rate Swap, 10/11/32	Put	Deutsche Bank AG	10/07/22	1.80%	1.80%(S)	3 Month LIBOR(Q)	1,470	(30,183)
10- Year Interest Rate Swap, 10/13/32	Put	Deutsche Bank AG	10/11/22	1.06%	1.06%(S)	3 Month LIBOR(Q)	1,125	(72,721)
10- Year Interest Rate Swap, 10/17/32	Put	Deutsche Bank AG	10/13/22	1.80%	1.80%(S)	3 Month LIBOR(Q)	1,470	(30,912)
10- Year Interest Rate Swap, 11/17/32	Put	Bank of America, N.A.	11/15/22	1.85%	1.85%(S)	3 Month LIBOR(Q)	2,950	(60,992)
10- Year Interest Rate Swap, 12/07/32	Put	JPMorgan Chase Bank, N.A.	12/05/22	1.45%	1.45%(S)	1 Day SOFR(A)	1,440	(39,098)
10- Year Interest Rate Swap, 12/15/32	Put	Morgan Stanley &Co. International PLC	12/13/22	1.43%	1.43%(S)	1 Day SOFR(A)	2,328	(65,876)
10- Year Interest Rate Swap, 12/19/32	Put	JPMorgan Chase Bank, N.A.	12/15/22	1.42%	1.42%(S)	1 Day SOFR(A)	2,327	(67,352)

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10- Year Interest Rate Swap, 12/20/32	Put	Goldman Sachs International	12/16/22	1.23%	1.23%(S)	3 Month LIBOR(Q)		1,008	$(55,534)
10- Year Interest Rate Swap, 12/20/32	Put	Goldman Sachs International	12/16/22	1.25%	1.25%(S)	3 Month LIBOR(Q)		1,008	(54,656)
10- Year Interest Rate Swap, 01/04/33	Put	Citibank, N.A.	12/30/22	1.25%	1.25%(S)	3 Month LIBOR(Q)		1,110	(60,201)
10- Year Interest Rate Swap, 01/11/33	Put	Barclays Bank PLC	01/09/23	1.44%	1.44%(S)	3 Month LIBOR(Q)		2,070	(88,657)
10- Year Interest Rate Swap, 03/03/33	Put	Bank of America, N.A.	03/01/23	2.01%	2.01%(S)	3 Month LIBOR(Q)		2,150	(42,547)
10- Year Interest Rate Swap, 05/17/33	Put	Barclays Bank PLC	05/15/23	0.70%	0.70%(A)	6 Month EURIBOR(S)	EUR	2,580	(61,087)
30- Year Interest Rate Swap, 09/19/54	Put	Deutsche Bank AG	09/17/24	1.85%	1.85%(S)	3 Month LIBOR(Q)		690	(64,840)
30- Year Interest Rate Swap, 10/02/54	Put	Barclays Bank PLC	09/30/24	2.00%	2.00%(S)	3 Month LIBOR(Q)		480	(38,095)
30- Year Interest Rate Swap, 10/21/56	Put	JPMorgan Chase Bank, N.A.	10/19/26	1.98%	1.98%(S)	3 Month LIBOR(Q)		280	(28,088)
30- Year Interest Rate Swap, 12/04/56	Put	Goldman Sachs International	12/02/26	1.36%	1.36%(S)	1 Day SOFR(A)		270	(38,140)

Total OTC Swaptions (premiums received $3,310,197)									$(3,342,473)

Total Options Written (premiums received $3,318,580)									$(3,346,410)

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
1,035	2 Year U.S. Treasury Notes	Mar. 2022	$225,807,892	$(177,940)

Short Positions:
29	90 Day Euro Dollar	Dec. 2024	7,126,025	18,634
4	2 Year U.S. Treasury Notes	Mar. 2022	872,687	687
81	5 Year Euro-Bobl	Mar. 2022	12,287,193	74,114
559	5 Year U.S. Treasury Notes	Mar. 2022	67,625,897	(112,418)

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
1	10 Year Euro-Bund	Mar. 2022	$195,105	$2,777
77	10 Year U.S. Treasury Notes	Mar. 2022	10,046,094	3,384
66	10 Year U.S. Ultra Treasury Notes	Mar. 2022	9,664,875	(154,787)
7	20 Year U.S. Treasury Bonds	Mar. 2022	1,123,062	(9,035)
16	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	3,154,000	(23,693)
57	Euro Schatz Index	Mar. 2022	7,270,131	8,711

				(191,626)

				$(369,566)

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	GBP 11,213	$14,871,185	$15,175,253	$—	$(304,068)
Canadian Dollar,
Expiring 02/10/22	Morgan Stanley & Co. LLC	CAD 585	457,878	462,444	—	(4,566)
Euro,
Expiring 02/10/22	Morgan Stanley & Co. LLC	EUR 34,581	39,137,603	39,402,818	—	(265,215)

			$54,466,666	$55,040,515	$—	$(573,849)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Broadcom, Inc.	12/20/24	1.000%(Q)	100	$(1,992)	$1,821	$(3,813)	JPMorgan Chase Bank, N.A.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Broadcom, Inc.	06/20/24	1.000%(Q)	1,185	0.278%	$21,559	$(44,776)	$66,335	Citibank, N.A.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.HY.37.V1	12/20/26	5.000%(Q)	3,860	$(316,395)	$(361,680)	$(45,285)
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	5,190	(120,302)	(128,512)	(8,210)

				$(436,697)	$(490,192)	$(53,495)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR	160	09/01/31	(0.045)%(A)	6 Month EURIBOR(1)(S)	$ —	$5,473	$5,473
EUR	720	05/16/33	0.440%(A)	6 Month EURIBOR(1)(S)	—	2,882	2,882
	5,290	03/01/23	1.095%(S)	3 Month LIBOR(2)(Q)	—	49,429	49,429
	1,600	03/02/23	0.878%(S)	3 Month LIBOR(2)(Q)	—	9,627	9,627
	2,010	07/08/23	0.250%(S)	3 Month LIBOR(2)(Q)	—	(14,692)	(14,692)
	3,130	10/14/23	0.473%(S)	3 Month LIBOR(1)(Q)	—	18,874	18,874
	6,000	12/08/23	0.500%(S)	3 Month LIBOR(2)(Q)	—	(45,614)	(45,614)
	50	12/13/23	0.341%(S)	3 Month LIBOR(2)(Q)	—	(549)	(549)
	5,945	12/14/23	0.450%(S)	3 Month LIBOR(2)(Q)	—	(52,542)	(52,542)
	8,960	12/31/23	1.000%(S)	3 Month LIBOR(2)(Q)	(390)	(5,580)	(5,190)
	3,480	02/24/24	1.059%(S)	3 Month LIBOR(1)(Q)	—	(1,539)	(1,539)
	3,490	02/25/24	1.069%(S)	3 Month LIBOR(1)(Q)	—	(2,106)	(2,106)
	6,950	02/28/24	1.052%(S)	3 Month LIBOR(1)(Q)	—	(1,279)	(1,279)
	1,735	02/29/24	1.060%(S)	3 Month LIBOR(1)(Q)	—	(549)	(549)
	1,510	02/29/24	1.062%(S)	3 Month LIBOR(1)(Q)	—	(538)	(538)
	2,370	03/10/24	1.107%(S)	3 Month LIBOR(1)(Q)	—	(1,982)	(1,982)
	4,090	03/28/24	0.607%(S)	3 Month LIBOR(1)(Q)	—	39,787	39,787
	210	03/29/24	0.639%(S)	3 Month LIBOR(1)(Q)	—	1,919	1,919
	860	04/04/24	1.097%(S)	3 Month LIBOR(1)(Q)	—	254	254
	6,450	04/08/24	0.640%(S)	3 Month LIBOR(1)(Q)	—	61,296	61,296
	3,530	04/11/24	0.649%(S)	3 Month LIBOR(1)(Q)	—	33,241	33,241
	5,660	04/12/24	0.677%(S)	3 Month LIBOR(1)(Q)	—	50,358	50,358
	3,550	04/12/24	0.689%(S)	3 Month LIBOR(1)(Q)	—	30,748	30,748
	3,820	04/14/24	0.728%(S)	3 Month LIBOR(1)(Q)	—	30,557	30,557
	3,530	04/14/24	0.788%(S)	3 Month LIBOR(1)(Q)	—	24,041	24,041
	3,530	04/14/24	0.797%(S)	3 Month LIBOR(1)(Q)	—	23,431	23,431
	1,900	04/19/24	0.761%(S)	3 Month LIBOR(1)(Q)	—	14,216	14,216
	1,900	04/19/24	0.762%(S)	3 Month LIBOR(1)(Q)	—	14,172	14,172
	3,510	04/20/24	0.592%(S)	3 Month LIBOR(2)(Q)	—	(38,344)	(38,344)
	1,765	04/20/24	0.808%(S)	3 Month LIBOR(1)(Q)	—	11,690	11,690
	1,765	04/20/24	0.815%(S)	3 Month LIBOR(1)(Q)	—	11,459	11,459
	1,765	04/20/24	0.833%(S)	3 Month LIBOR(1)(Q)	—	10,807	10,807
	1,765	04/20/24	0.849%(S)	3 Month LIBOR(1)(Q)	—	10,257	10,257
	3,790	04/20/24	0.935%(S)	3 Month LIBOR(1)(Q)	—	15,548	15,548

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
3,530	04/25/24	0.913%(S)	3 Month LIBOR(1)(Q)	$ —	$16,520	$16,520
343	04/25/24	0.929%(S)	3 Month LIBOR(1)(Q)	—	1,493	1,493
3,527	04/25/24	0.945%(S)	3 Month LIBOR(1)(Q)	—	14,269	14,269
1,765	04/26/24	0.975%(S)	3 Month LIBOR(1)(Q)	—	6,141	6,141
1,765	04/26/24	0.985%(S)	3 Month LIBOR(1)(Q)	—	5,799	5,799
1,765	04/26/24	0.993%(S)	3 Month LIBOR(1)(Q)	—	5,510	5,510
5,285	05/03/24	1.007%(S)	3 Month LIBOR(1)(Q)	—	16,338	16,338
5,285	05/03/24	1.018%(S)	3 Month LIBOR(1)(Q)	—	15,240	15,240
3,480	05/12/24	1.053%(S)	3 Month LIBOR(1)(Q)	—	8,709	8,709
3,600	05/16/24	1.111%(S)	3 Month LIBOR(1)(Q)	—	5,298	5,298
1,450	05/17/24	1.096%(S)	3 Month LIBOR(1)(Q)	—	2,614	2,614
1,750	06/07/24	1.224%(S)	3 Month LIBOR(1)(Q)	—	(79)	(79)
1,750	06/07/24	1.252%(S)	3 Month LIBOR(1)(Q)	—	(1,048)	(1,048)
1,740	06/09/24	1.012%(A)	1 Day SOFR(1)(A)	—	(1,140)	(1,140)
1,735	06/17/24	1.271%(S)	3 Month LIBOR(1)(Q)	—	(1,128)	(1,128)
1,735	06/17/24	1.276%(S)	3 Month LIBOR(1)(Q)	—	(1,317)	(1,317)
3,590	06/21/24	0.729%(S)	3 Month LIBOR(1)(Q)	—	36,535	36,535
870	06/21/24	1.170%(S)	3 Month LIBOR(2)(Q)	—	(1,270)	(1,270)
870	06/21/24	1.179%(S)	3 Month LIBOR(2)(Q)	—	(1,107)	(1,107)
1,795	06/28/24	0.766%(S)	3 Month LIBOR(1)(Q)	—	17,317	17,317
4,570	08/12/24	0.744%(S)	3 Month LIBOR(1)(Q)	—	52,041	52,041
2,525	08/15/24	0.782%(S)	3 Month LIBOR(1)(Q)	—	27,005	27,005
650	06/02/25	0.358%(S)	3 Month LIBOR(2)(Q)	—	(18,758)	(18,758)
3,170	01/21/26	0.478%(S)	3 Month LIBOR(2)(Q)	—	(96,151)	(96,151)
5,560	02/25/26	1.535%(S)	3 Month LIBOR(1)(Q)	—	6,626	6,626
3,930	02/26/26	1.620%(S)	3 Month LIBOR(1)(Q)	—	1,478	1,478
1,510	03/06/26	1.710%(S)	3 Month LIBOR(1)(Q)	—	(724)	(724)
3,870	05/31/26	1.455%(S)	3 Month LIBOR(1)(Q)	(228)	(10,718)	(10,490)
3,800	09/17/26	0.930%(S)	3 Month LIBOR(2)(Q)	—	(62,143)	(62,143)
420	11/23/26	1.330%(S)	3 Month LIBOR(1)(Q)	—	(46)	(46)
1,350	12/02/26	1.018%(A)	1 Day SOFR(1)(A)	—	4,776	4,776
670	12/03/26	1.080%(A)	1 Day SOFR(1)(A)	—	346	346
670	12/03/26	1.082%(A)	1 Day SOFR(1)(A)	—	280	280
840	12/06/26	1.038%(A)	1 Day SOFR(1)(A)	—	2,281	2,281
670	12/15/26	1.073%(A)	1 Day SOFR(2)(A)	—	(887)	(887)
670	12/20/26	1.030%(A)	1 Day SOFR(1)(A)	—	2,444	2,444
670	12/23/26	1.092%(A)	1 Day SOFR(1)(A)	—	461	461
820	01/10/27	1.350%(S)	3 Month LIBOR(1)(Q)	—	801	801
870	01/10/27	1.425%(S)	3 Month LIBOR(1)(Q)	—	(2,330)	(2,330)
1,300	01/12/27	1.400%(S)	3 Month LIBOR(1)(Q)	—	(1,798)	(1,798)
1,313	01/20/27	1.405%(S)	3 Month LIBOR(2)(Q)	—	1,713	1,713
1,312	01/20/27	1.430%(S)	3 Month LIBOR(2)(Q)	—	3,309	3,309
1,313	01/20/27	1.445%(S)	3 Month LIBOR(2)(Q)	—	4,270	4,270
1,312	01/21/27	1.335%(S)	3 Month LIBOR(2)(Q)	—	(2,823)	(2,823)
1,430	02/24/27	1.535%(S)	3 Month LIBOR(2)(Q)	—	8,891	8,891
1,430	02/25/27	1.561%(S)	3 Month LIBOR(2)(Q)	—	10,626	10,626
1,420	03/09/27	1.168%(A)	1 Day SOFR(1)(A)	—	(199)	(199)
1,440	04/12/27	1.445%(S)	3 Month LIBOR(1)(Q)	—	41	41
1,440	04/20/27	1.285%(S)	3 Month LIBOR(1)(Q)	—	11,651	11,651
900	05/20/27	1.541%(S)	3 Month LIBOR(2)(Q)	—	2,909	2,909
715	05/26/27	1.630%(S)	3 Month LIBOR(2)(Q)	—	5,248	5,248
2,860	05/26/27	1.635%(S)	3 Month LIBOR(2)(Q)	—	21,616	21,616
355	06/14/27	1.230%(A)	1 Day SOFR(2)(A)	—	16	16
1,540	06/20/27	0.652%(S)	3 Month LIBOR(2)(Q)	—	(62,958)	(62,958)
1,540	06/20/27	0.679%(S)	3 Month LIBOR(2)(Q)	—	(60,906)	(60,906)
355	06/29/27	1.239%(A)	1 Day SOFR(1)(A)	—	(13)	(13)
355	06/29/27	1.247%(A)	1 Day SOFR(1)(A)	—	(152)	(152)
700	07/05/27	1.246%(A)	1 Day SOFR(2)(A)	—	162	162
2,690	07/08/27	1.350%(S)	3 Month LIBOR(2)(Q)	—	(20,518)	(20,518)

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
2,290	07/19/27	1.190%(S)	3 Month LIBOR(2)(Q)	$ —	$(35,934)	$(35,934)
600	07/27/27	1.577%(S)	3 Month LIBOR(2)(Q)	—	1,690	1,690
330	07/28/27	1.296%(A)	1 Day SOFR(2)(A)	—	681	681
2,165	08/01/27	1.482%(S)	3 Month LIBOR(2)(Q)	—	(4,176)	(4,176)
2,165	08/01/27	1.492%(S)	3 Month LIBOR(2)(Q)	—	(3,152)	(3,152)
870	08/05/27	1.220%(A)	1 Day SOFR(2)(A)	—	(1,660)	(1,660)
730	08/16/27	1.224%(S)	3 Month LIBOR(2)(Q)	—	(10,845)	(10,845)
1,650	08/17/27	0.502%(S)	3 Month LIBOR(1)(Q)	—	77,857	77,857
1,450	11/15/27	0.845%(S)	3 Month LIBOR(1)(Q)	—	45,343	45,343
890	11/15/27	1.244%(A)	1 Day SOFR(1)(A)	—	2,709	2,709
910	11/21/27	1.677%(S)	3 Month LIBOR(2)(Q)	—	4,092	4,092
2,450	02/15/28	1.271%(S)	3 Month LIBOR(1)(Q)	—	10,867	10,867
1,610	07/12/28	0.654%(S)	3 Month LIBOR(2)(Q)	—	(77,577)	(77,577)
730	11/15/28	1.196%(A)	1 Day SOFR(2)(A)	—	(2,435)	(2,435)
4,890	11/15/28	1.355%(A)	1 Day SOFR(1)(A)	(4,564)	(33,792)	(29,228)
580	08/15/31	1.254%(A)	1 Day SOFR(2)(A)	—	(4,177)	(4,177)
1,810	08/15/31	1.460%(A)	1 Day SOFR(2)(A)	4,885	20,244	15,359
990	08/15/31	1.520%(A)	1 Day SOFR(1)(A)	—	(16,365)	(16,365)
140	08/19/31	1.513%(S)	3 Month LIBOR(2)(Q)	—	121	121
980	09/21/31	1.429%(S)	3 Month LIBOR(1)(Q)	—	8,463	8,463
2,360	09/24/31	1.521%(S)	3 Month LIBOR(1)(Q)	—	223	223
1,270	10/18/31	1.775%(S)	3 Month LIBOR(1)(Q)	—	(28,560)	(28,560)
620	11/18/31	1.424%(A)	1 Day SOFR(1)(A)	—	(7,701)	(7,701)
420	11/19/31	1.452%(A)	1 Day SOFR(1)(A)	—	(6,321)	(6,321)
230	11/22/31	1.401%(A)	1 Day SOFR(1)(A)	—	(2,320)	(2,320)
450	11/22/31	1.431%(A)	1 Day SOFR(1)(A)	—	(5,841)	(5,841)
360	11/24/31	1.421%(A)	1 Day SOFR(1)(A)	—	(4,290)	(4,290)
360	11/24/31	1.442%(A)	1 Day SOFR(1)(A)	—	(5,010)	(5,010)
990	11/26/31	1.477%(A)	1 Day SOFR(1)(A)	—	(16,992)	(16,992)
910	11/30/31	1.315%(A)	1 Day SOFR(2)(A)	—	1,433	1,433
360	12/02/31	1.274%(A)	1 Day SOFR(2)(A)	—	(859)	(859)
360	12/02/31	1.275%(A)	1 Day SOFR(2)(A)	—	(842)	(842)
360	12/02/31	1.276%(A)	1 Day SOFR(2)(A)	—	(790)	(790)
360	12/02/31	1.298%(A)	1 Day SOFR(2)(A)	—	(70)	(70)
650	12/03/31	1.310%(A)	1 Day SOFR(2)(A)	—	588	588
170	12/06/31	1.261%(A)	1 Day SOFR(2)(A)	—	(657)	(657)
238	12/07/31	1.186%(A)	1 Day SOFR(2)(A)	—	(2,628)	(2,628)
720	12/07/31	1.238%(A)	1 Day SOFR(2)(A)	—	(4,383)	(4,383)
360	12/10/31	1.333%(A)	1 Day SOFR(1)(A)	—	(1,005)	(1,005)
360	12/13/31	1.307%(A)	1 Day SOFR(2)(A)	—	78	78
210	12/15/31	1.302%(A)	1 Day SOFR(2)(A)	—	(79)	(79)
355	12/16/31	1.272%(A)	1 Day SOFR(2)(A)	—	(1,163)	(1,163)
500	12/17/31	1.284%(A)	1 Day SOFR(2)(A)	—	(1,040)	(1,040)
180	12/20/31	1.239%(A)	1 Day SOFR(2)(A)	—	(1,181)	(1,181)
180	12/20/31	1.247%(A)	1 Day SOFR(2)(A)	—	(1,044)	(1,044)
450	12/21/31	1.196%(A)	1 Day SOFR(2)(A)	—	(4,809)	(4,809)
355	12/21/31	1.208%(A)	1 Day SOFR(2)(A)	—	(3,389)	(3,389)
130	12/22/31	1.182%(A)	1 Day SOFR(2)(A)	—	(1,567)	(1,567)
178	12/22/31	1.192%(A)	1 Day SOFR(2)(A)	—	(1,979)	(1,979)
590	12/24/31	1.300%(A)	1 Day SOFR(1)(A)	—	536	536
360	12/28/31	1.313%(A)	1 Day SOFR(1)(A)	—	(70)	(70)
175	12/31/31	1.357%(A)	1 Day SOFR(1)(A)	—	(737)	(737)
173	12/31/31	1.367%(A)	1 Day SOFR(1)(A)	—	(885)	(885)
176	01/03/32	1.353%(A)	1 Day SOFR(1)(A)	—	(651)	(651)
176	01/04/32	1.311%(A)	1 Day SOFR(1)(A)	—	67	67
419	01/26/32	1.310%(A)	1 Day SOFR(1)(A)	—	594	594
580	01/26/32	1.775%(S)	3 Month LIBOR(2)(Q)	—	10,219	10,219
580	02/22/32	1.594%(S)	3 Month LIBOR(1)(Q)	—	370	370
290	02/22/32	1.621%(S)	3 Month LIBOR(1)(Q)	—	(550)	(550)

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
1,010	08/06/34	1.670%(S)	3 Month LIBOR(2)(Q)	$—	$(12,388)	$(12,388)
270	08/17/40	0.973%(S)	3 Month LIBOR(1)(Q)	—	33,192	33,192
70	11/05/40	1.251%(S)	3 Month LIBOR(1)(Q)	—	5,612	5,612
700	05/15/47	1.362%(A)	1 Day SOFR(2)(A)	—	(19,493)	(19,493)
340	05/15/47	1.473%(A)	1 Day SOFR(1)(A)	—	1,498	1,498
1,620	05/15/47	1.640%(A)	1 Day SOFR(1)(A)	(10,873)	(50,348)	(39,475)
190	08/17/50	1.022%(S)	3 Month LIBOR(2)(Q)	—	(30,904)	(30,904)
230	02/19/51	1.870%(S)	3 Month LIBOR(2)(Q)	—	9,162	9,162
115	02/22/51	1.905%(S)	3 Month LIBOR(2)(Q)	—	5,538	5,538
220	06/11/51	1.903%(S)	3 Month LIBOR(2)(Q)	—	9,442	9,442
140	12/15/51	1.389%(A)	1 Day SOFR(2)(A)	—	(2,200)	(2,200)
280	06/20/52	1.089%(S)	3 Month LIBOR(1)(Q)	—	44,499	44,499
280	06/20/52	1.135%(S)	3 Month LIBOR(1)(Q)	—	41,394	41,394
300	07/12/53	0.881%(S)	3 Month LIBOR(1)(Q)	—	63,517	63,517

				$(11,170)	$264,483	$275,653

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$1,821	$(44,776)	$66,335	$(3,813)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$2,392,030	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$17,672,611	$—
Collateralized Loan Obligations	—	24,265,832	—
Consumer Loans	—	5,932,843	—
Credit Cards	—	6,328,859	—
Equipment	—	753,412	—
Home Equity Loans	—	158,073	—
Other	—	3,010,242	—
Residential Mortgage-Backed Securities	—	430,636	—

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities (continued)
Student Loans	$—	$18,309,624	$—
Commercial Mortgage-Backed Securities	—	57,514,443	—
Commercial Paper	—	1,997,221	—
Corporate Bonds	—	161,683,145	—
Municipal Bond	—	484,865	—
Residential Mortgage-Backed Securities	—	25,065,562	—
Sovereign Bonds	—	7,421,840	—
U.S. Government Agency Obligations	—	21,212,531	—
U.S. Treasury Obligations	—	146,300,441	—
Exchange-Traded Fund	6,525,465	—	—
Short-Term Investments
Affiliated Mutual Funds	27,693,601	—	—
Commercial Paper	—	12,728,914	—
Options Purchased	12,375	2,283,463	—

Total	$34,231,441	$513,554,557	$—

Liabilities
Options Written	$(3,937)	$(3,342,473)	$—

Other Financial Instruments*
Assets
Futures Contracts	$108,307	$—	$—
OTC Credit Default Swap Agreement	—	21,559	—
Centrally Cleared Interest Rate Swap Agreements	—	1,185,984	—

Total	$108,307	$1,207,543	$—

Liabilities
Futures Contracts	$(477,873)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(573,849)	—
Centrally Cleared Credit Default Swap Agreements	—	(53,495)	—
OTC Credit Default Swap Agreement	—	(1,992)	—
Centrally Cleared Interest Rate Swap Agreements	—	(910,331)	—

Total	$(477,873)	$(1,539,667)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	27.5%
Commercial Mortgage-Backed Securities	10.8
Banks	7.3
Affiliated Mutual Funds (3.0% represents investments purchased with collateral from securities on loan)	5.2
Residential Mortgage-Backed Securities	4.8
Collateralized Loan Obligations	4.6
U.S. Government Agency Obligations	4.0
Student Loans	3.4
Automobiles	3.3
Commercial Paper	2.8
Diversified Financial Services	2.8
Auto Manufacturers	2.5
Electric	1.6
Real Estate Investment Trusts (REITs)	1.5

Sovereign Bonds	1.4%
Oil & Gas	1.4
Telecommunications	1.3
Exchange-Traded Fund	1.2
Credit Cards	1.2
Pipelines	1.2
Consumer Loans	1.1
Media	0.8
Real Estate	0.8
Agriculture	0.8
Software	0.8
Healthcare-Services	0.6
Commercial Services	0.6
Pharmaceuticals	0.6
Packaging & Containers	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Other	0.6%
Internet	0.5
Semiconductors	0.5
Options Purchased	0.4
Chemicals	0.4
Healthcare-Products	0.3
Lodging	0.3
Home Builders	0.3
Foods	0.3
Trucking & Leasing	0.3
Office/Business Equipment	0.3
Mining	0.2
Beverages	0.2
Energy-Alternate Sources	0.2
Miscellaneous Manufacturing	0.2
Equipment	0.1
Transportation	0.1
Retail	0.1
Auto Parts & Equipment	0.1
Engineering & Construction	0.1
Airlines	0.1
Insurance	0.1
Environmental Control	0.1

Municipal Bond	0.1%
Aerospace & Defense	0.1
Water	0.1
Building Materials	0.1
Forest Products & Paper	0.1
Investment Companies	0.1
Gas	0.0	*
Machinery-Diversified	0.0	*
Computers	0.0	*
Electronics	0.0	*
Distribution/Wholesale	0.0	*
Storage/Warehousing	0.0	*
Home Equity Loans	0.0	*
Advertising	0.0	*
Iron/Steel	0.0	*
Oil & Gas Services	0.0	*

	102.9
Options Written	(0.6)
Liabilities in excess of other assets	(2.3)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$ —	Due from/to broker-variation margin swaps	$ 53,495*
Credit contracts	Premiums paid for OTC swap agreements	1,821	Premiums received for OTC swap agreements	44,776
Credit contracts	Unrealized appreciation on OTC swap agreements	66,335	Unrealized depreciation on OTC swap agreements	3,813
Foreign exchange contracts	—	—	Unrealized depreciation on OTC forward foreign currency exchange contracts	573,849
Interest rate contracts	Due from/to broker-variation margin futures	108,307*	Due from/to broker-variation margin futures	477,873*
Interest rate contracts	Due from/to broker-variation margin swaps	1,185,984*	Due from/to broker-variation margin swaps	910,331*
Interest rate contracts	Unaffiliated investments	2,295,838	Options written outstanding, at value	3,346,410

		$3,658,285		$5,410,547

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(198,999)
Foreign exchange contracts	—	—	—	2,355,615	—
Interest rate contracts	195,839	(87,767)	1,512,972	—	(984,860)

Total	$195,839	$(87,767)	$1,512,972	$2,355,615	$(1,183,859)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$143,864
Foreign exchange contracts	—	—	—	1,722,923	—
Interest rate contracts	(155,025)	(32,809)	(410,049)	—	507,119

Total	$(155,025)	$(32,809)	$(410,049)	$1,722,923	$650,983

(2) Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$1,792,200	$258,026,779	$207,968,112	$125,662,851	$8,648,042

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$70,793,874	$1,587,383	$146,690,678	$5,607,400

Credit Default Swap Agreements— Sell Protection(2)
$1,185,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$15,613,572	$(15,613,572)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$619,707	$(402,535)	$217,172	$(217,172)	$—
Barclays Bank PLC	—	(285,505)	(285,505)	285,505	—
Citibank, N.A.	442,958	(195,602)	247,356	(247,356)	—
Deutsche Bank AG	362,373	(986,172)	(623,799)	623,799	—
Goldman Sachs International	316,481	(198,013)	118,468	(118,468)	—
JPMorgan Chase Bank, N.A.	377,687	(1,020,202)	(642,515)	343,488	(299,027)
Morgan Stanley & Co. International
PLC	88,895	(607,101)	(518,206)	518,206	—
Morgan Stanley & Co. LLC	—	(269,781)	(269,781)	—	(269,781)
UBS AG	43,862	—	43,862	(43,862)	—
Wells Fargo Bank N.A.	99,656	—	99,656	(99,656)	—

	$2,351,619	$(3,964,911)	$(1,613,292)	$1,044,484	$(568,808)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BLACKROCK LOW DURATION BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $15,613,572:
Unaffiliated investments (cost $522,415,661)	$520,092,397
Affiliated investments (cost $27,693,601)	27,693,601
Foreign currency, at value (cost $396,328)	394,829
Receivable for investments sold	9,971,180
Receivable for Portfolio shares sold	3,688,713
Deposit with broker for centrally cleared/exchange-traded derivatives	2,392,030
Dividends and interest receivable	1,836,011
Unrealized appreciation on OTC swap agreements	66,335
Premiums paid for OTC swap agreements	1,821
Prepaid expenses and other assets	79,051

Total Assets	566,215,968

LIABILITIES
Payable to broker for collateral for securities on loan	15,902,252
Payable for investments purchased	13,024,961
Options written outstanding, at value (premiums received $3,318,580)	3,346,410
Unrealized depreciation on OTC forward foreign currency exchange contracts	573,849
Cash segregated from counterparty — OTC	534,305
Payable for Portfolio shares purchased	378,855
Accrued expenses and other liabilities	152,000
Due to broker-variation margin swaps	102,334
Management fee payable	90,288
Premiums received for OTC swap agreements	44,776
Due to broker-variation margin futures	43,810
Distribution fee payable	14,491
Unrealized depreciation on OTC swap agreements	3,813
Trustees’ fees payable	519
Affiliated transfer agent fee payable	451

Total Liabilities	34,213,114

NET ASSETS	$532,002,854

Net assets were comprised of:
Partners’ Equity.	$532,002,854

Net asset value and redemption price per share, $532,002,854 / 46,111,143 outstanding shares of beneficial interest	$11.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS) INCOME
Interest income (net of $4,129 foreign withholding tax, of which $2,230 is reimbursable by an affiliate)	$7,928,812
Unaffiliated dividend income	354,807
Income from securities lending, net (including affiliated income of $30,112)	37,452
Affiliated dividend income	13,824

Total income	8,334,895

EXPENSES
Management fee	2,633,581
Distribution fee	1,380,314
Custodian and accounting fees	138,168
Audit fee	65,500
Legal fees and expenses	26,652
Shareholders’ reports	17,130
Trustees’ fees	16,660
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,422
Miscellaneous	24,515

Total expenses	4,309,942
Less: Fee waiver and/or expense reimbursement	(338,036)

Net expenses	3,971,906

NET INVESTMENT INCOME (LOSS)	4,362,989

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(16,468))	1,564,718
Futures transactions	1,512,972
Forward and cross currency contract transactions	2,355,615
Options written transactions.	(87,767)
Swap agreements transactions	(1,183,859)
Foreign currency transactions	1,947,063

6,108,742

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,419)	(15,738,266)
Futures	(410,049)
Forward and cross currency contracts	1,722,923
Options written	(32,809)
Swap agreements	650,983
Foreign currencies	(18,654)

(13,825,872)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(7,717,130)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,354,141)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,362,989	$7,295,799
Net realized gain (loss) on investment and foreign currency transactions	6,108,742	(1,465,385)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(13,825,872)	7,536,672

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,354,141)	13,367,086

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [7,677,953 and 15,663,786 shares, respectively]	89,179,171	177,293,721
Portfolio shares purchased [8,948,344 and 13,898,659 shares, respectively]	(103,881,043)	(156,875,648)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(14,701,872)	20,418,073

TOTAL INCREASE (DECREASE)	(18,056,013)	33,785,159
NET ASSETS:
Beginning of year	550,058,867	516,273,708

End of year	$532,002,854	$550,058,867

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST MFS GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 88.3%
COMMON STOCKS — 70.0%
Aerospace & Defense — 0.8%
Dassault Aviation SA (France)	2,244	$242,898
Howmet Aerospace, Inc.	57,402	1,827,106
L3Harris Technologies, Inc.	6,506	1,387,339
Lockheed Martin Corp.	2,777	986,974
MTU Aero Engines AG (Germany)	1,932	394,068
Northrop Grumman Corp.	7,580	2,933,991
Raytheon Technologies Corp.	15,987	1,375,841
Rolls-Royce Holdings PLC (United Kingdom)*	275,460	458,214
Safran SA (France)	2,311	282,661

		9,889,092

Airlines — 0.2%
Alaska Air Group, Inc.*	8,698	453,166
Delta Air Lines, Inc.*	14,671	573,343
JetBlue Airways Corp.*	33,711	480,045
Ryanair Holdings PLC (Ireland), ADR*	8,153	834,296

		2,340,850

Auto Components — 0.4%
Aptiv PLC*	1,475	243,301
Bridgestone Corp. (Japan)	7,900	339,990
Cie Generale des Etablissements Michelin SCA (France)	1,544	253,204
Continental AG (Germany)*	8,073	851,945
Koito Manufacturing Co. Ltd. (Japan)	23,200	1,229,745
Lear Corp.	6,692	1,224,301
Magna International, Inc. (Canada)	2,925	236,749
Stoneridge, Inc.*	5,331	105,234
Visteon Corp.*	5,492	610,381
Vitesco Technologies Group AG (Germany)*	1,001	48,868

		5,143,718

Automobiles — 0.1%
Hero MotoCorp Ltd. (India)	8,579	284,175
Mahindra & Mahindra Ltd. (India)	51,828	583,203

		867,378

Banks — 3.7%
AIB Group PLC (Ireland)*	245,378	598,463
Bank of Hawaii Corp.	5,192	434,882
Bank of Ireland Group PLC (Ireland)*	87,756	498,564
Barclays PLC (United Kingdom)	407,301	1,031,108
BNP Paribas SA (France)	36,574	2,529,704
Brookline Bancorp, Inc.	23,578	381,728
Cathay General Bancorp	11,957	514,031
China Construction Bank Corp. (China) (Class H Stock)	799,000	553,337
Citigroup, Inc.	34,271	2,069,626
Comerica, Inc.	8,775	763,425
Credicorp Ltd. (Peru)(a)	8,014	978,269
DBS Group Holdings Ltd. (Singapore)	27,500	666,259
E.Sun Financial Holding Co. Ltd. (Taiwan)	58,099	58,844
East West Bancorp, Inc.	12,135	954,782
Erste Group Bank AG (Austria)	6,105	287,109

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
First Hawaiian, Inc.	15,355	$419,652
First Interstate BancSystem, Inc. (Class A Stock)(a)	18,180	739,381
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	39,014	253,742
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)*	199,883	239,854
Hanmi Financial Corp.	14,025	332,112
HDFC Bank Ltd. (India)	143,141	2,840,016
ING Groep NV (Netherlands)	70,627	987,204
JPMorgan Chase & Co.	39,580	6,267,493
KBC Group NV (Belgium)	8,723	753,905
KeyCorp.	39,459	912,687
Komercni Banka A/S (Czech Republic)	7,687	329,448
Lakeland Financial Corp.	3,586	287,382
Mitsubishi UFJ Financial Group, Inc. (Japan)	291,100	1,578,827
NatWest Group PLC (United Kingdom)	568,633	1,739,092
PNC Financial Services Group, Inc. (The)	10,289	2,063,150
Prosperity Bancshares, Inc.(a)	19,724	1,426,045
Resona Holdings, Inc. (Japan)	59,000	229,218
Sandy Spring Bancorp, Inc.	5,359	257,661
Sberbank of Russia PJSC (Russia)^	315,167	1,238,827
Signature Bank	2,587	836,817
SVB Financial Group*	1,167	791,506
Texas Capital Bancshares, Inc.*	3,637	219,129
Tisco Financial Group PCL (Thailand)	129,900	372,627
Toronto-Dominion Bank (The) (Canada)	18,419	1,412,131
Truist Financial Corp.	26,432	1,547,594
U.S. Bancorp	25,774	1,447,725
UMB Financial Corp.	5,112	542,434
Umpqua Holdings Corp.	63,787	1,227,262
Wintrust Financial Corp.	10,144	921,278
Zions Bancorp NA	22,436	1,417,058

		45,951,388

Beverages — 0.9%
Ambev SA (Brazil), ADR	72,444	202,843
China Resources Beer Holdings Co. Ltd. (China)	72,000	588,821
Coca-Cola Europacific Partners PLC (United Kingdom)	11,952	668,475
Constellation Brands, Inc. (Class A Stock)	1,218	305,682
Diageo PLC (United Kingdom)	98,610	5,386,020
Duckhorn Portfolio, Inc. (The)*	10,964	255,900
Heineken NV (Netherlands)	2,287	257,118
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China) (Class A Stock)	5,300	136,983
Kirin Holdings Co. Ltd. (Japan)	20,000	321,265
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	2,300	740,242
PepsiCo, Inc.	11,483	1,994,712
Pernod Ricard SA (France)	4,139	996,261

		11,854,322

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Biotechnology — 0.4%
Abcam PLC (United Kingdom)*	14,844	$347,983
Allovir, Inc.*	6,094	78,856
Alnylam Pharmaceuticals, Inc.*	4,724	801,096
Annexon, Inc.*	5,875	67,504
Ascendis Pharma A/S (Denmark), ADR*(a)	4,246	571,214
BioAtla, Inc.*	3,878	76,125
Bioxcel Therapeutics, Inc.*(a)	3,335	67,801
Burning Rock Biotech Ltd. (China), ADR*	8,879	84,617
Hugel, Inc. (South Korea)	2,593	335,135
Immunocore Holdings PLC (United Kingdom), ADR*	2,679	91,729
Lyell Immunopharma, Inc.*	7,826	60,573
Neurocrine Biosciences, Inc.*	1,677	142,830
Prelude Therapeutics, Inc.*(a)	3,743	46,600
Recursion Pharmaceuticals, Inc. (Class A Stock)*	10,340	177,124
Sana Biotechnology, Inc.*	5,965	92,338
SpringWorks Therapeutics, Inc.*	3,175	196,787
Turning Point Therapeutics, Inc.*	2,824	134,705
Twist Bioscience Corp.*	1,830	141,624
Vertex Pharmaceuticals, Inc.*	4,932	1,083,067

		4,597,708

Building Products — 1.3%
Advanced Drainage Systems, Inc.	2,452	333,791
Armstrong World Industries, Inc.	6,006	697,417
Assa Abloy AB (Sweden) (Class B Stock)	16,761	511,777
AZEK Co., Inc. (The)*	40,404	1,868,281
Builders FirstSource, Inc.*	18,510	1,586,492
Daikin Industries Ltd. (Japan)	6,300	1,425,276
Fortune Brands Home & Security, Inc.	7,684	821,420
Johnson Controls International PLC	60,278	4,901,204
Masco Corp.	33,974	2,385,654
Owens Corning	160	14,480
Trane Technologies PLC	7,827	1,581,289
Trex Co., Inc.*	1,751	236,437

		16,363,518

Capital Markets — 3.0%
Apollo Global Management, Inc.	4,325	313,260
B3 SA - Brasil Bolsa Balcao (Brazil)	202,400	404,865
BlackRock, Inc.	2,007	1,837,529
Cboe Global Markets, Inc.	5,425	707,420
Charles Schwab Corp. (The)	25,882	2,176,676
CME Group, Inc.	3,172	724,675
Credit Suisse Group AG (Switzerland)	44,104	427,005
Deutsche Boerse AG (Germany)	6,988	1,168,444
Euronext NV (Netherlands), 144A	6,090	633,031
Focus Financial Partners, Inc. (Class A Stock)*	7,939	474,117
GCM Grosvenor, Inc. (Class A Stock)	8,927	93,734
Goldman Sachs Group, Inc. (The)	3,956	1,513,368
Hamilton Lane, Inc. (Class A Stock)	5,764	597,266
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	7,600	444,215

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
IG Group Holdings PLC (United Kingdom)	39,518	$434,807
Invesco Ltd.	22,304	513,438
Julius Baer Group Ltd. (Switzerland)	14,247	950,943
KKR & Co., Inc.	10,521	783,815
London Stock Exchange Group PLC (United Kingdom)	2,186	205,039
Macquarie Group Ltd. (Australia)	4,565	680,932
Moody’s Corp.	1,629	636,255
Morgan Stanley	28,326	2,780,480
Morningstar, Inc.	1,875	641,231
Moscow Exchange MICEX-RTS PJSC (Russia)	366,260	746,181
MSCI, Inc.	8,683	5,319,987
Nasdaq, Inc.	19,283	4,049,623
Northern Trust Corp.	10,203	1,220,381
Open Lending Corp. (Class A Stock)*	20,519	461,267
Raymond James Financial, Inc.	10,691	1,073,376
St. James’s Place PLC (United Kingdom)	35,441	806,174
State Street Corp.	7,353	683,829
Tradeweb Markets, Inc. (Class A Stock).	10,440	1,045,462
UBS Group AG (Switzerland)	117,283	2,100,832
WisdomTree Investments, Inc.(a)	58,748	359,538

		37,009,195

Chemicals — 2.6%
Air Liquide SA (France)	4,726	824,375
Air Products & Chemicals, Inc.	1,743	530,325
Akzo Nobel NV (Netherlands)	10,600	1,163,437
Ashland Global Holdings, Inc.(a)	7,618	820,154
Avient Corp.	9,013	504,277
Axalta Coating Systems Ltd.*	61,793	2,046,584
Celanese Corp.	5,517	927,187
Corteva, Inc.	19,310	912,977
Croda International PLC (United Kingdom)	6,433	881,547
Diversey Holdings Ltd.*(a)	33,006	439,310
DuPont de Nemours, Inc.	35,667	2,881,180
Eastman Chemical Co.	10,264	1,241,020
Element Solutions, Inc.	43,189	1,048,629
FMC Corp.	6,202	681,538
Ingevity Corp.*	5,572	399,512
International Flavors & Fragrances, Inc.	3,083	464,454
Kansai Paint Co. Ltd. (Japan)	12,400	269,406
Linde PLC (United Kingdom)	11,463	3,983,040
Nitto Denko Corp. (Japan)	14,700	1,134,331
PPG Industries, Inc.	12,403	2,138,773
PTT Global Chemical PCL (Thailand)	244,700	429,902
Scotts Miracle-Gro Co. (The)	4,367	703,087
Sherwin-Williams Co. (The)	12,153	4,279,801
Sika AG (Switzerland)	3,445	1,436,421
Symrise AG (Germany)	8,530	1,264,531
UPL Ltd. (India)	84,039	847,054

		32,252,852

Commercial Services & Supplies — 0.5%
ACV Auctions, Inc. (Class A Stock)*	29,325	552,483
Boyd Group Services, Inc. (Canada)	1,408	222,195

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (cont’d.)
Copart, Inc.*	11,003	$1,668,275
GFL Environmental, Inc. (Canada)(a)	9,938	376,153
Republic Services, Inc.	6,536	911,445
Ritchie Bros. Auctioneers, Inc. (Canada) (NYSE)(a)	8,403	514,348
Ritchie Bros. Auctioneers, Inc. (Canada) (XTSE)	18,555	1,135,494
Secom Co. Ltd. (Japan)	4,500	312,740
Waste Connections, Inc.	8,261	1,125,726

		6,818,859

Communications Equipment — 0.1%
Motorola Solutions, Inc.	4,235	1,150,650
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	32,601	357,634
VTech Holdings Ltd. (Hong Kong)	28,700	224,839

		1,733,123

Construction & Engineering — 0.1%
API Group Corp.*	14,632	377,067
Quanta Services, Inc.	4,415	506,224

		883,291

Construction Materials — 0.4%
Vulcan Materials Co.	22,811	4,735,107

Consumer Finance — 0.4%
AEON Financial Service Co. Ltd. (Japan)	14,500	156,192
American Express Co.	12,119	1,982,669
Discover Financial Services	7,497	866,353
Encore Capital Group, Inc.*(a)	7,730	480,110
Muthoot Finance Ltd. (India)	4,501	90,570
SLM Corp.	82,481	1,622,401

		5,198,295

Containers & Packaging — 0.5%
Ardagh Metal Packaging SA*(a)	32,335	291,985
Ball Corp.	8,315	800,485
Berry Global Group, Inc.*	21,764	1,605,748
Crown Holdings, Inc.	7,079	783,079
Graphic Packaging Holding Co.	66,643	1,299,538
Pactiv Evergreen, Inc.	19,969	253,207
Silgan Holdings, Inc.	7,752	332,096
TriMas Corp.	11,546	427,202
Westrock Co.	15,413	683,721

		6,477,061

Distributors — 0.4%
Funko, Inc. (Class A Stock)*	8,336	156,717
LKQ Corp.	47,126	2,828,974
Pool Corp.	3,729	2,110,614

		5,096,305

Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc.*	15,830	1,992,680
European Wax Center, Inc. (Class A Stock)*(a)	6,344	192,540
Grand Canyon Education, Inc.*	10,125	867,814

	Shares	Value
COMMON STOCKS (continued)
Diversified Consumer Services (cont’d.)
New Oriental Education & Technology Group, Inc. (China), ADR*	28,646	$60,157

		3,113,191

Diversified Financial Services — 0.2%
Altimeter Growth Corp. 2 (Class A Stock)*	14,173	139,746
Catalyst Partners Acquisition Corp., UTS*	9,831	98,408
CF Finance Acquisition Corp. (PIPE)*	14,191	149,006
Dragoneer Growth Opportunities Corp.*	3,396	38,680
Element Fleet Management Corp. (Canada)	120,403	1,225,970
Equitable Holdings, Inc.	31,582	1,035,574
Voya Financial, Inc.	5,404	358,339

		3,045,723

Diversified Telecommunication Services — 0.3%
Cellnex Telecom SA (Spain), 144A	28,825	1,676,567
Helios Towers PLC (Tanzania)*(a)	442,658	1,034,799
Hellenic Telecommunications Organization SA (Greece)	58,089	1,074,301
Telkom Indonesia Persero Tbk PT (Indonesia)	1,509,900	428,523

		4,214,190

Electric Utilities — 1.1%
American Electric Power Co., Inc.	12,005	1,068,085
CLP Holdings Ltd. (Hong Kong)	31,500	318,155
Duke Energy Corp.	28,140	2,951,886
Edison International	8,857	604,490
Eversource Energy	8,814	801,898
Iberdrola SA (Spain)	130,565	1,545,034
NextEra Energy, Inc.	4,341	405,276
Orsted A/S (Denmark), 144A	2,037	261,552
PG&E Corp.*	105,147	1,276,485
Pinnacle West Capital Corp.	10,747	758,631
Portland General Electric Co.	9,820	519,674
Southern Co. (The)	35,057	2,404,209
Xcel Energy, Inc.	8,562	579,647

		13,495,022

Electrical Equipment — 1.4%
AMETEK, Inc.	23,327	3,430,002
Eaton Corp. PLC	20,686	3,574,955
Generac Holdings, Inc.*	294	103,464
Legrand SA (France)	6,827	799,505
nVent Electric PLC	11,751	446,538
Prysmian SpA (Italy)	14,295	537,862
Regal Rexnord Corp.	8,733	1,486,182
Schneider Electric SE	24,857	4,878,823
Sensata Technologies Holding PLC*	22,088	1,362,609
Shoals Technologies Group, Inc. (Class A Stock)*(a)	11,383	276,607
Vertiv Holdings Co.	6,288	157,011

		17,053,558

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components — 0.7%
Advanced Energy Industries, Inc.	6,037	$549,729
Corning, Inc.	20,196	751,897
Delta Electronics, Inc. (Taiwan)	66,000	658,710
Hon Hai Precision Industry Co. Ltd. (Taiwan)	150,000	563,259
Kyocera Corp. (Japan)	11,500	719,071
Littelfuse, Inc.	3,721	1,170,924
Methode Electronics, Inc.	9,092	447,054
nLight, Inc.*	4,202	100,638
Plexus Corp.*	5,416	519,340
Softchoice Corp. (Canada)	17,329	292,481
TE Connectivity Ltd.	7,669	1,237,317
Yokogawa Electric Corp. (Japan)	26,300	474,491
Zebra Technologies Corp. (Class A Stock)*	1,910	1,136,832

		8,621,743

Energy Equipment & Services — 0.1%
ChampionX Corp.*	19,583	395,773
Expro Group Holdings NV*	9,072	130,183
Halliburton Co.	16,645	380,671

		906,627

Entertainment — 0.9%
Activision Blizzard, Inc.	6,919	460,321
Electronic Arts, Inc.	17,244	2,274,484
IMAX Corp.*	13,722	244,800
Kingsoft Corp. Ltd. (China)	38,200	167,435
Manchester United PLC (United Kingdom) (Class A Stock)(a)	25,171	358,435
NetEase, Inc. (China), ADR	16,595	1,689,039
Netflix, Inc.*	3,054	1,839,852
Nintendo Co. Ltd. (Japan)	400	186,573
ROBLOX Corp. (Class A Stock)*(a)	8,701	897,595
Sea Ltd. (Taiwan), ADR*	3,420	765,088
Take-Two Interactive Software, Inc.*	8,772	1,558,960
Warner Music Group Corp. (Class A Stock)	12,660	546,659

		10,989,241

Equity Real Estate Investment Trusts (REITs) — 5.7%
Advance Residence Investment Corp. (Japan)	283	935,601
Alexandria Real Estate Equities, Inc.	5,955	1,327,727
Allied Properties Real Estate Investment Trust (Canada)	12,447	432,464
American Homes 4 Rent (Class A Stock)	43,629	1,902,661
American Tower Corp.	6,082	1,778,985
AvalonBay Communities, Inc.	8,805	2,224,055
Big Yellow Group PLC (United Kingdom)	65,704	1,520,943
Boston Properties, Inc.	9,541	1,098,932
Brixmor Property Group, Inc.	82,989	2,108,751
Broadstone Net Lease, Inc.(a)	14,222	352,990
Douglas Emmett, Inc.	25,817	864,870
Embassy Office Parks REIT (India)	113,119	517,341

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Empire State Realty Trust, Inc. (Class A Stock)(a)	30,493	$271,388
Equinix, Inc.	4,283	3,622,733
Equity LifeStyle Properties, Inc.	18,755	1,644,063
Extra Space Storage, Inc.	18,782	4,258,443
Fibra Uno Administracion SA de CV (Mexico)	447,194	473,064
Goodman Group (Australia)	99,113	1,912,326
Granite Real Estate Investment Trust (Canada)	15,408	1,283,848
Host Hotels & Resorts, Inc.*	102,708	1,786,092
Industrial Logistics Properties Trust	15,880	397,794
Innovative Industrial Properties, Inc.(a)	1,514	398,046
Japan Logistics Fund, Inc. (Japan)	250	774,908
Life Storage, Inc.	11,701	1,792,359
LXP Industrial Trust(a)	22,335	348,873
Mapletree Commercial Trust (Singapore)	919,600	1,368,987
Mapletree Logistics Trust (Singapore)	328,518	462,883
Medical Properties Trust, Inc.	46,594	1,101,016
Mid-America Apartment Communities, Inc.	13,715	3,146,770
National Retail Properties, Inc.	21,660	1,041,196
National Storage Affiliates Trust	4,675	323,510
National Storage REIT (Australia)	524,023	1,014,037
Phillips Edison & Co., Inc.(a)	27,414	905,759
Prologis, Inc.	29,987	5,048,611
Public Storage	1,585	593,678
Rayonier, Inc.	31,954	1,289,663
SBA Communications Corp.	3,977	1,547,133
Shaftesbury PLC (United Kingdom)(a)	131,994	1,100,745
Simon Property Group, Inc.	14,729	2,353,252
Spirit Realty Capital, Inc.	9,000	433,710
STAG Industrial, Inc.	51,924	2,490,275
STORE Capital Corp.	41,499	1,427,566
Sun Communities, Inc.(a)	13,420	2,817,797
UNITE Group PLC (The) (United Kingdom)	30,106	452,880
Urban Edge Properties	46,493	883,367
VICI Properties, Inc.(a)	75,822	2,283,000
Warehouses De Pauw CVA (Belgium)	32,233	1,548,541
Welltower, Inc.	15,028	1,288,952
Weyerhaeuser Co.	22,167	912,837
WP Carey, Inc.	8,901	730,327

		70,595,749

Food & Staples Retailing — 0.3%
Albertson’s Cos., Inc. (Class A Stock)(a)	25,083	757,256
BIM Birlesik Magazalar A/S (Turkey)	56,133	260,875
Ocado Group PLC (United Kingdom)*	10,253	232,259
Performance Food Group Co.*	9,280	425,859
Sugi Holdings Co. Ltd. (Japan)	6,200	375,124
Tesco PLC (United Kingdom)	189,552	744,056
Wal-Mart de Mexico SAB de CV (Mexico)	173,737	646,736
Walmart, Inc.	3,273	473,570

		3,915,735

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Food Products — 1.1%
Archer-Daniels-Midland Co.	6,988	$472,319
Danone SA (France)	14,950	928,890
Gruma SAB de CV (Mexico) (Class B Stock)	39,772	508,312
Hostess Brands, Inc.*	27,520	561,958
Ingredion, Inc.	7,321	707,501
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	123,900	806,827
J.M. Smucker Co. (The)	4,806	652,751
Kellogg Co.(a)	11,140	717,639
Laird Superfood, Inc.*	1,137	14,826
Mondelez International, Inc. (Class A Stock)	5,784	383,537
Nestle SA (Switzerland)	50,696	7,095,170
Nomad Foods Ltd. (United Kingdom)*(a)	17,586	446,508
Oatly Group AB, ADR*(a)	33,286	264,957
Orion Corp. (South Korea)*	4,803	415,777
Tingyi Cayman Islands Holding Corp. (China)	156,000	320,198

		14,297,170

Gas Utilities — 0.2%
APA Group (Australia)	27,890	203,930
Atmos Energy Corp.	3,686	386,182
China Resources Gas Group Ltd. (China)	207,000	1,170,296
New Jersey Resources Corp.	9,905	406,699
ONE Gas, Inc.	4,300	333,637
South Jersey Industries, Inc.	12,763	333,370

		2,834,114

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	30,790	4,333,385
Alcon, Inc. (Switzerland)	1,812	159,820
Align Technology, Inc.*	1,899	1,247,985
Becton, Dickinson & Co.	2,759	693,833
Boston Scientific Corp.*	71,971	3,057,328
ConvaTec Group PLC (United Kingdom), 144A	106,430	278,589
CryoPort, Inc.*	3,318	196,326
DENTSPLY SIRONA, Inc.	17,165	957,635
Edwards Lifesciences Corp.*	8,828	1,143,667
Envista Holdings Corp.*	28,530	1,285,562
Hologic, Inc.*	6,825	522,522
IDEXX Laboratories, Inc.*	1,498	986,373
Koninklijke Philips NV (Netherlands)	16,419	611,914
Masimo Corp.*	4,471	1,309,019
Medtronic PLC.	28,058	2,902,600
Nevro Corp.*	2,510	203,486
Outset Medical, Inc.*	3,738	172,285
PROCEPT BioRobotics Corp.*(a)	4,411	110,319
Silk Road Medical, Inc.*	2,273	96,853
STERIS PLC	12,690	3,088,873
Terumo Corp. (Japan)	22,200	937,732
Zimmer Biomet Holdings, Inc.	6,404	813,564

		25,109,670

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services — 0.9%
Agiliti, Inc.*(a)	12,378	$286,675
AmerisourceBergen Corp.	6,452	857,406
Cigna Corp.	12,940	2,971,412
Encompass Health Corp.	9,909	646,661
Guardant Health, Inc.*	6,506	650,730
HealthEquity, Inc.*	5,467	241,860
Humana, Inc.	614	284,810
Laboratory Corp. of America Holdings*	3,077	966,824
McKesson Corp.	6,725	1,671,633
Premier, Inc. (Class A Stock)	18,998	782,148
Quest Diagnostics, Inc.	5,260	910,033
Talkspace, Inc.*(a)	27,472	54,120
Universal Health Services, Inc. (Class B Stock)	6,039	783,017

		11,107,329

Health Care Technology — 0.1%
Certara, Inc.*	18,114	514,800
Definitive Healthcare Corp.*	5,361	146,516

		661,316

Hotels, Restaurants & Leisure — 1.3%
Airbnb, Inc. (Class A Stock)*	172	28,636
Aramark	20,977	773,002
Caesars Entertainment, Inc.*	8,262	772,745
Chipotle Mexican Grill, Inc.*	1,206	2,108,389
Domino’s Pizza, Inc.	2,089	1,178,885
Dutch Bros, Inc. (Class A Stock)*(a)	3,564	181,443
F45 Training Holdings, Inc.*(a)	24,686	268,830
Flutter Entertainment PLC (Ireland)*	5,648	900,525
Hilton Worldwide Holdings, Inc.*	4,396	685,732
International Game Technology PLC	34,369	993,608
Jack in the Box, Inc.	4,022	351,845
Kangwon Land, Inc. (South Korea)*	1,490	30,062
MakeMyTrip Ltd. (India)*(a)	11,363	314,869
Marriott International, Inc. (Class A Stock)*	5,813	960,540
MGM Resorts International	6,786	304,556
Penn National Gaming, Inc.*(a)	8,486	439,999
Red Rock Resorts, Inc. (Class A Stock)(a)	17,555	965,701
Starbucks Corp.	7,769	908,740
Sweetgreen, Inc. (Class A Stock)*(a)	882	28,224
Vail Resorts, Inc.	1,117	366,264
Wendy’s Co. (The)	48,946	1,167,362
Whitbread PLC (United Kingdom)*	3,625	146,682
Wyndham Hotels & Resorts, Inc.	10,606	950,828
Yum China Holdings, Inc. (China) (NYSE)	35,202	1,754,468
Yum China Holdings, Inc. (China) (XHKG)	1,950	95,663

		16,677,598

Household Durables — 0.3%
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	128,900	750,171
Newell Brands, Inc.	47,155	1,029,865

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Household Durables (cont’d.)
Toll Brothers, Inc.	23,598	$1,708,259

		3,488,295

Household Products — 0.6%
Colgate-Palmolive Co.	27,631	2,358,030
Energizer Holdings, Inc.	16,665	668,266
Kimberly-Clark Corp.	9,468	1,353,167
Reckitt Benckiser Group PLC (United Kingdom)	37,603	3,230,109
Reynolds Consumer Products, Inc.(a)	13,388	420,383

		8,029,955

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	41,274	1,002,958

Industrial Conglomerates — 0.6%
Hitachi Ltd. (Japan)	58,840	3,186,604
Honeywell International, Inc.	16,312	3,401,215
Roper Technologies, Inc.	2,271	1,117,014

		7,704,833

Insurance — 3.0%
AIA Group Ltd. (Hong Kong)	289,200	2,915,877
American International Group, Inc.	10,681	607,322
Aon PLC (Class A Stock)	20,897	6,280,802
Arthur J. Gallagher & Co.	19,413	3,293,804
Assurant, Inc.	5,886	917,392
Athene Holding Ltd. (Class A Stock)*	12,646	1,053,791
Beazley PLC (United Kingdom)*	20,382	128,680
Chubb Ltd.	20,130	3,891,330
Cincinnati Financial Corp.	5,269	600,297
CNO Financial Group, Inc.	17,255	411,359
Everest Re Group Ltd.	4,548	1,245,788
Hanover Insurance Group, Inc. (The)	6,360	833,542
Hartford Financial Services Group, Inc. (The)	20,087	1,386,807
Hiscox Ltd. (United Kingdom)	16,351	190,235
Manulife Financial Corp. (Canada)	27,567	525,428
Marsh & McLennan Cos., Inc.	16,586	2,882,979
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	132,000	951,088
Progressive Corp. (The)	21,400	2,196,710
Reinsurance Group of America, Inc.	6,952	761,174
Sampo OYJ (Finland) (Class A Stock)	4,263	213,646
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	5,069	852,549
Selective Insurance Group, Inc.	3,978	325,957
Swiss Re AG	2,310	228,396
Travelers Cos., Inc. (The)	9,848	1,540,523
Willis Towers Watson PLC	10,297	2,445,435
Zurich Insurance Group AG (Switzerland)	1,378	604,243

		37,285,154

Interactive Media & Services — 2.3%
Alphabet, Inc. (Class A Stock)*	3,548	10,278,698
Alphabet, Inc. (Class C Stock)*	855	2,474,020
Baidu, Inc. (China), ADR*	1,313	195,361
Bumble, Inc. (Class A Stock)*	11,783	398,972

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
carsales.com Ltd. (Australia)	10,008	$182,220
Eventbrite, Inc. (Class A Stock)*	18,416	321,175
Genius Sports Ltd. (United Kingdom)*(a)	28,012	212,891
IAC/InterActiveCorp*	5,878	768,313
Match Group, Inc.*	21,016	2,779,366
Meta Platforms, Inc. (Class A Stock)*	14,184	4,770,788
NAVER Corp. (South Korea)*	5,869	1,868,333
Scout24 SE (Germany), 144A	4,360	304,291
SEEK Ltd. (Australia)	8,870	211,674
Tencent Holdings Ltd. (China)	66,700	3,876,479
Vimeo, Inc.*	9,543	171,392
Z Holdings Corp. (Japan)	78,400	453,317

		29,267,290

Internet & Direct Marketing Retail — 1.3%
Alibaba Group Holding Ltd. (China)*	40,900	613,874
Alibaba Group Holding Ltd. (China), ADR*(a)	12,698	1,508,396
Amazon.com, Inc.*	3,560	11,870,250
Chewy, Inc. (Class A Stock)*(a)	6,263	369,329
Farfetch Ltd. (United Kingdom) (Class A Stock)*(a)	9,826	328,483
Just Eat Takeaway.com NV (United Kingdom), 144A*	2,385	131,233
Meituan (China) (Class B Stock), 144A*	17,500	503,543
Prosus NV (China)*	6,820	569,198
ThredUp, Inc. (Class A Stock)*(a)	14,528	185,377
Vipshop Holdings Ltd. (China), ADR*	18,568	155,971
Vivid Seats, Inc. (Class A Stock)(a)	25,345	275,754
ZOZO, Inc. (Japan)	8,100	252,809

		16,764,217

IT Services — 3.0%
Accenture PLC (Class A Stock)	10,839	4,493,307
Amadeus IT Group SA (Spain)*	20,697	1,401,052
Amdocs Ltd.	11,878	888,950
Block, Inc.*	8,528	1,377,357
Capgemini SE (France)	5,085	1,247,186
CGI, Inc. (Canada)*	5,310	469,523
Cognizant Technology Solutions Corp. (Class A Stock)	8,397	744,982
Endava PLC (United Kingdom), ADR*	5,509	925,071
EPAM Systems, Inc.*	925	618,316
Evo Payments, Inc. (Class A Stock)*	27,150	695,040
ExlService Holdings, Inc.*	4,459	645,529
Fidelity National Information Services, Inc.	13,147	1,434,995
Fiserv, Inc.*	10,753	1,116,054
Fujitsu Ltd. (Japan)	8,500	1,452,596
Gartner, Inc.*	3,383	1,131,005
GDS Holdings Ltd. (China) (Class A Stock)*	12,500	72,339
Global Payments, Inc.	8,101	1,095,093
Keywords Studios PLC (Ireland)	12,968	517,617
Kingsoft Cloud Holdings Ltd. (China), ADR*	8,481	133,576
Mastercard, Inc. (Class A Stock)	10,025	3,602,183

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
Nomura Research Institute Ltd. (Japan)	14,100	$591,955
Nuvei Corp. (Canada), 144A*(a)	5,822	378,314
Okta, Inc.*	3,306	741,106
Paya Holdings, Inc.*(a)	41,705	264,410
Payoneer Global, Inc.*	44,317	325,730
PayPal Holdings, Inc.*	10,259	1,934,642
Remitly Global, Inc.*(a)	24,762	510,592
Sabre Corp.*	17,322	148,796
Shopify, Inc. (Canada) (Class A Stock)*	418	575,749
TaskUS, Inc. (Philippines) (Class A Stock)*(a)	7,225	389,861
Tata Consultancy Services Ltd. (India)	23,037	1,157,572
Thoughtworks Holding, Inc.*	40,802	1,093,902
Toast, Inc. (Class A Stock)*(a)	1,994	69,212
Visa, Inc. (Class A Stock)(a)	20,026	4,339,834
Wix.com Ltd. (Israel)*(a)	1,812	285,915
WNS Holdings Ltd. (India), ADR*	8,739	770,955

		37,640,316

Leisure Products — 0.2%
Brunswick Corp.	10,248	1,032,281
Malibu Boats, Inc. (Class A Stock)*	7,141	490,801
Mattel, Inc.*	26,417	569,551
Polaris, Inc.	3,961	435,353
Sankyo Co. Ltd. (Japan)	3,400	88,144
Yamaha Corp. (Japan)	5,200	255,980

		2,872,110

Life Sciences Tools & Services — 2.8%
Adaptive Biotechnologies Corp.*	13,399	375,976
Agilent Technologies, Inc.	8,490	1,355,429
Bio-Techne Corp.	3,396	1,756,887
Charles River Laboratories International, Inc.*	6,850	2,580,943
Danaher Corp.	18,546	6,101,819
Gerresheimer AG (Germany)	4,904	472,784
ICON PLC (Ireland)*	17,854	5,529,384
Illumina, Inc.*	536	203,916
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	29,939	1,254,444
MaxCyte, Inc.*	14,475	147,500
Mettler-Toledo International, Inc.*	337	571,960
Olink Holding AB (Sweden), ADR*(a)	3,872	70,470
Oxford Nanopore Technologies PLC (United Kingdom)*	11,178	107,601
PerkinElmer, Inc.	22,549	4,533,702
QIAGEN NV*	25,899	1,445,354
Syneos Health, Inc.*	14,383	1,476,846
Thermo Fisher Scientific, Inc.	8,437	5,629,504
West Pharmaceutical Services, Inc.	3,836	1,799,122

		35,413,641

Machinery — 1.6%
Aalberts NV (Netherlands)	5,943	393,841
Airtac International Group (China)	5,000	185,185
Doosan Bobcat, Inc. (South Korea)*	12,089	414,754
Enerpac Tool Group Corp.	5,168	104,807
Fortive Corp.	3,365	256,716

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
GEA Group AG (Germany)	22,459	$1,226,284
Hydrofarm Holdings Group, Inc.*(a)	10,424	294,895
IDEX Corp.	7,378	1,743,569
Illinois Tool Works, Inc.(a)	8,945	2,207,626
Ingersoll Rand, Inc.	30,921	1,913,082
ITT, Inc.	6,790	693,870
Kubota Corp. (Japan)	35,300	784,753
Otis Worldwide Corp.	8,110	706,138
PACCAR, Inc.	18,721	1,652,315
Schindler Holding AG (Switzerland) (Part. Cert.)	1,946	523,239
SMC Corp. (Japan)	2,100	1,414,898
Stanley Black & Decker, Inc.	12,942	2,441,120
Techtronic Industries Co. Ltd. (Hong Kong)	81,500	1,623,225
Toyota Industries Corp. (Japan)	7,800	623,456
Weir Group PLC (The) (United Kingdom)	13,033	302,966
Westinghouse Air Brake Technologies Corp.	8,014	738,170

		20,244,909

Media — 0.7%
Altice USA, Inc. (Class A Stock)*	16,681	269,898
Cable One, Inc.	308	543,143
Charter Communications, Inc. (Class A Stock)*	3,339	2,176,928
Comcast Corp. (Class A Stock)	66,409	3,342,365
Discovery, Inc. (Class C Stock)*(a)	24,284	556,104
Liberty Broadband Corp. (Class C Stock)*	5,656	911,181
Quebecor, Inc. (Canada) (Class B Stock)	15,023	339,070

		8,138,689

Metals & Mining — 0.4%
Agnico Eagle Mines Ltd. (Canada)	8,965	476,191
Alrosa PJSC (Russia)^	54,952	90,336
Arconic Corp.*	9,757	322,079
Franco-Nevada Corp. (Canada)	3,306	457,213
Glencore PLC (Australia)*	199,637	1,012,851
Gold Fields Ltd. (South Africa), ADR	14,690	161,443
Kaiser Aluminum Corp.	1,666	156,504
Polymetal International PLC (Russia)(a)	31,469	558,708
Rio Tinto PLC (Australia)	18,242	1,210,010
Vale SA (Brazil), ADR(a)	39,876	559,062

		5,004,397

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Two Harbors Investment Corp.(a)	70,845	408,776

Multiline Retail — 0.2%
B&M European Value Retail SA (United Kingdom)	35,618	306,047
Dollar General Corp.	3,872	913,134
Dollar Tree, Inc.*	6,319	887,946

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail (cont’d.)
Lojas Renner SA (Brazil)	86,132	$374,332

		2,481,459

Multi-Utilities — 0.7%
Ameren Corp.	8,029	714,661
Black Hills Corp.	7,708	543,954
CenterPoint Energy, Inc.	29,184	814,525
CMS Energy Corp.	13,675	889,559
Dominion Energy, Inc.	23,816	1,870,985
E.ON SE (Germany)	77,733	1,079,460
National Grid PLC (United Kingdom)	63,866	920,156
Public Service Enterprise Group, Inc.	15,609	1,041,589
Sempra Energy	5,547	733,757

		8,608,646

Oil, Gas & Consumable Fuels — 1.4%
Capricorn Energy PLC (United Kingdom)	85,027	218,000
CNX Resources Corp.*(a)	17,328	238,260
ConocoPhillips	22,747	1,641,878
Coterra Energy, Inc.	21,983	417,677
Devon Energy Corp.	27,697	1,220,053
Diamondback Energy, Inc.	8,875	957,169
Eni SpA (Italy)	122,192	1,696,709
Enterprise Products Partners LP, MLP	4,062	89,202
EOG Resources, Inc.	8,765	778,595
Equitrans Midstream Corp.	14,795	152,980
Galp Energia SGPS SA (Portugal)	115,028	1,114,747
Hess Corp.	9,029	668,417
Idemitsu Kosan Co. Ltd. (Japan)	12,800	327,333
LUKOIL PJSC (Russia), ADR	7,250	647,188
Magnolia Oil & Gas Corp. (Class A Stock)(a)	16,872	318,375
Pioneer Natural Resources Co.	10,417	1,894,644
Plains GP Holdings LP (Class A Stock)*	85,811	870,124
Reliance Industries Ltd. (India)	16,760	534,873
Santos Ltd. (Australia)	112,734	518,640
Suncor Energy, Inc. (Canada)	9,554	239,048
Targa Resources Corp.	10,659	556,826
TC Energy Corp. (Canada)	7,000	325,554
United Tractors Tbk PT (Indonesia)	397,200	616,732
Valero Energy Corp.	8,648	649,551
Viper Energy Partners LP	17,204	366,617
Woodside Petroleum Ltd. (Australia)	17,208	274,590

		17,333,782

Paper & Forest Products — 0.0%
Suzano SA (Brazil)*	31,900	343,355

Personal Products — 0.3%
Amorepacific Corp. (South Korea)*	2,420	336,817
Estee Lauder Cos., Inc. (The) (Class A Stock)	5,333	1,974,276
Kao Corp. (Japan)	15,500	810,476
Kose Corp. (Japan)	1,600	179,784
L’Oreal SA (France)	629	298,627

		3,599,980

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals — 2.3%
Bayer AG (Germany)	20,407	$1,092,257
Collegium Pharmaceutical, Inc.*	6,121	114,340
Eli Lilly & Co.	1,983	547,744
Genomma Lab Internacional SAB de CV (Mexico) (Class B Stock)	296,974	312,123
Harmony Biosciences Holdings, Inc.*	4,456	190,004
Hypera SA (Brazil)	18,404	93,130
Johnson & Johnson	28,005	4,790,815
Kyowa Kirin Co. Ltd. (Japan)	21,600	588,731
Merck & Co., Inc.	30,534	2,340,126
Novartis AG (Switzerland)	18,338	1,610,646
Novo Nordisk A/S (Denmark) (Class B Stock)	33,657	3,789,513
Optinose, Inc.*(a)	14,713	23,835
Organon & Co.	22,411	682,415
Pfizer, Inc.	46,814	2,764,367
Prestige Consumer Healthcare, Inc.*	8,088	490,537
Roche Holding AG (Switzerland)	14,549	6,046,675
Santen Pharmaceutical Co. Ltd. (Japan)	41,200	504,194
Viatris, Inc.	31,860	431,066
Zoetis, Inc.	9,436	2,302,667

		28,715,185

Professional Services — 2.2%
51job, Inc. (China), ADR*	2,784	136,221
CACI International, Inc. (Class A Stock)*	4,354	1,172,140
Clarivate PLC*	85,636	2,014,159
CoStar Group, Inc.*	29,036	2,294,715
Dun & Bradstreet Holdings, Inc.*	59,773	1,224,749
Equifax, Inc.	15,054	4,407,661
Experian PLC (United Kingdom)	17,295	850,262
HireRight Holdings Corp.*	11,945	191,120
IHS Markit Ltd.	2,350	312,362
KBR, Inc.(a)	42,616	2,029,374
Legalzoom.com, Inc.*(a)	14,550	233,819
Leidos Holdings, Inc.	7,695	684,085
Persol Holdings Co. Ltd. (Japan)	8,900	258,302
RELX PLC (United Kingdom)	13,513	439,577
TransUnion	27,564	3,268,539
TriNet Group, Inc.*	2,909	277,111
Verisk Analytics, Inc.	18,214	4,166,088
Wolters Kluwer NV (Netherlands)	24,817	2,922,776

		26,883,060

Real Estate Management & Development — 1.0%
Ascendas India Trust (Singapore), UTS	466,400	491,340
Corp Inmobiliaria Vesta SAB de CV (Mexico)	223,452	447,875
ESR Cayman Ltd. (China), 144A*	508,200	1,717,227
Grainger PLC (United Kingdom)	243,059	1,034,157
Grand City Properties SA (Germany)	19,754	469,015
Hang Lung Properties Ltd. (Hong Kong)	109,000	223,952
Katitas Co. Ltd. (Japan)	35,000	1,349,378
LEG Immobilien SE (Germany)	11,234	1,568,359
Multiplan Empreendimentos Imobiliarios SA (Brazil)	125,871	423,488

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
Shurgard Self Storage SA (Belgium)	14,747	$966,168
Sino Land Co. Ltd. (Hong Kong)	439,909	547,957
Swire Properties Ltd. (Hong Kong)	355,800	892,502
Vonovia SE (Germany)	32,564	1,795,951

		11,927,369

Road & Rail — 0.8%
Canadian National Railway Co. (Canada)	12,841	1,577,645
Canadian Pacific Railway Ltd. (Canada) (NYSE)	18,211	1,310,099
Canadian Pacific Railway Ltd. (Canada) (XTSE)	18,339	1,319,010
CSX Corp.	3,520	132,352
Knight-Swift Transportation Holdings, Inc.	19,659	1,198,020
Schneider National, Inc. (Class B Stock)	18,596	500,418
Uber Technologies, Inc.*	12,503	524,251
Union Pacific Corp.	9,532	2,401,397
XPO Logistics, Inc.*	8,521	659,781

		9,622,973

Semiconductors & Semiconductor Equipment — 2.7%
Analog Devices, Inc.	5,408	950,564
Applied Materials, Inc.	10,263	1,614,986
ASM International NV (Netherlands)	2,226	982,638
ASML Holding NV (Netherlands)	1,676	1,334,331
Cohu, Inc.*	8,010	305,101
Entegris, Inc.	13,947	1,932,775
Intel Corp.	16,931	871,946
Lam Research Corp.	3,388	2,436,480
Monolithic Power Systems, Inc.	6,023	2,971,326
NVIDIA Corp.	14,190	4,173,421
NXP Semiconductors NV (China)	16,995	3,871,121
ON Semiconductor Corp.*	15,587	1,058,669
Silicon Laboratories, Inc.*(a)	2,557	527,816
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	215,000	4,779,135
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	23,828	2,866,747
Texas Instruments, Inc.	15,835	2,984,422

		33,661,478

Software — 5.3%
8x8, Inc.*	20,541	344,267
ACI Worldwide, Inc.*	6,376	221,247
Adobe, Inc.*	9,899	5,613,327
Alkami Technology, Inc.*(a)	18,160	364,290
Atlassian Corp. PLC (Class A Stock)*	2,704	1,031,008
Autodesk, Inc.*	10,019	2,817,243
Avalara, Inc.*	1,740	224,651
Black Knight, Inc.*	24,280	2,012,569
Cadence Design Systems, Inc.*	27,377	5,101,704
CCC Intelligent Solutions Holdings, Inc.*(a)	18,828	214,451
Constellation Software, Inc. (Canada)	1,296	2,404,549
Coupa Software, Inc.*	2,058	325,267

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Dassault Systemes SE (France)	5,623	$335,290
DocuSign, Inc.*	2,886	439,567
DoubleVerify Holdings, Inc.*	10,754	357,893
Everbridge, Inc.*	10,466	704,676
Expensify, Inc. (Class A Stock)*(a)	3,647	160,468
Five9, Inc.*	1,829	251,158
Intuit, Inc.	5,599	3,601,389
Latch, Inc.*(a)	32,975	249,621
Microsoft Corp.(k)	57,356	19,289,970
nCino, Inc.*(a)	4,797	263,163
Nice Ltd. (Israel), ADR*(a)	8,107	2,461,285
Oracle Corp. (Japan)	2,700	204,539
PagerDuty, Inc.*(a)	8,108	281,753
Paycor HCM, Inc.*(a)	18,026	519,329
Paylocity Holding Corp.*	6,628	1,565,268
Ping Identity Holding Corp.*	5,814	133,024
Procore Technologies, Inc.*(a)	3,734	298,608
Q2 Holdings, Inc.*	7,820	621,221
Qualtrics International, Inc. (Class A Stock)*	4,901	173,495
Rapid7, Inc.*	6,266	737,446
salesforce.com, Inc.*	9,359	2,378,403
SAP SE (Germany)	12,796	1,807,524
ServiceNow, Inc.*	4,128	2,679,526
SS&C Technologies Holdings, Inc.	6,991	573,122
Synopsys, Inc.*	6,525	2,404,463
Topicus.com, Inc. (Netherlands)*	1,466	134,553
Tyler Technologies, Inc.*	2,989	1,607,933
Unity Software, Inc.*	990	141,560
Verint Systems, Inc.*(a)	15,053	790,433
WiseTech Global Ltd. (Australia)	2,658	112,852

		65,954,105

Specialty Retail — 0.9%
Burlington Stores, Inc.*	4,861	1,417,030
Five Below, Inc.*	3,616	748,114
Home Depot, Inc. (The)	2,019	837,905
Leslie’s, Inc.*	32,198	761,805
Lowe’s Cos., Inc.	8,957	2,315,205
O’Reilly Automotive, Inc.*	1,466	1,035,333
Petco Health & Wellness Co., Inc.*(a)	12,697	251,274
Ross Stores, Inc.	6,157	703,622
Tractor Supply Co.	4,365	1,041,489
Ulta Beauty, Inc.*	2,675	1,103,010
Urban Outfitters, Inc.*	28,338	832,004
Vroom, Inc.*(a)	18,551	200,165
Zumiez, Inc.*	8,894	426,823

		11,673,779

Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	41,632	7,392,594
Samsung Electronics Co. Ltd. (South Korea)	46,811	3,077,141
Samsung Electronics Co. Ltd. (South Korea), GDR	304	499,884

		10,969,619

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods — 1.2%
adidas AG (Germany)	4,149	$1,194,044
Allbirds, Inc. (Class A Stock)*	8,681	130,909
Burberry Group PLC (United Kingdom)	31,540	774,038
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	9,430	1,412,267
EssilorLuxottica SA (France)	6,200	1,320,186
Kering SA (France)	686	552,006
Lululemon Athletica, Inc.*	4,335	1,696,936
LVMH Moet Hennessy Louis Vuitton SE (France)	3,791	3,135,414
NIKE, Inc. (Class B Stock)	10,253	1,708,868
On Holding AG (Switzerland) (Class A Stock)*(a)	2,503	94,638
PVH Corp.	8,327	888,075
Skechers USA, Inc. (Class A Stock)*	41,362	1,795,111

		14,702,492

Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd. (India)	21,527	746,917

Tobacco — 0.3%
British American Tobacco PLC (United Kingdom)	21,927	813,668
Imperial Brands PLC (United Kingdom)	39,016	852,876
ITC Ltd. (India)	94,890	278,442
Philip Morris International, Inc.	10,468	994,460
Swedish Match AB (Sweden)	42,346	337,116

		3,276,562

Trading Companies & Distributors — 0.2%
Air Lease Corp.	6,080	268,918
Electrocomponents PLC (United Kingdom)	18,047	294,037
GMS, Inc.*	3,168	190,428
SiteOne Landscape Supply, Inc.*	1,680	407,030
Textainer Group Holdings Ltd. (China)	7,222	257,898
Triton International Ltd. (Bermuda)	4,229	254,713
Univar Solutions, Inc.*	33,821	958,825
WESCO International, Inc.*	2,427	319,369

		2,951,218

Transportation Infrastructure — 0.0%
Shanghai International Airport Co. Ltd. (China) (Class A Stock)*	41,300	302,064

Wireless Telecommunication Services — 0.3%
Advanced Info Service PCL (Thailand)	44,500	306,236
KDDI Corp. (Japan)	47,600	1,389,400
Mobile TeleSystems PJSC (Russia), ADR	10,220	81,249
SoftBank Group Corp. (Japan)	7,500	355,857
T-Mobile US, Inc.*	2,621	303,983
Vodafone Group PLC (United Kingdom)	727,341	1,100,690

		3,537,415

TOTAL COMMON STOCKS (cost $627,475,983)		874,407,036

	Shares	Value
PREFERRED STOCK — 0.0%
Household Products
Henkel AG & Co. KGaA (Germany) (PRFC)
(cost $956,578)	9,742	$786,785

	Units
WARRANTS* — 0.0%
Textiles, Apparel & Luxury Goods
Cie Financiere Richemont SA (Switzerland), expiring 11/22/23
(cost $0)	8,589	9,426

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 1.0%
Automobiles — 0.0%
Credit Acceptance Auto Loan Trust,
Series 2021-03A, Class C, 144A
1.630%	09/16/30	250	246,449
DT Auto Owner Trust,
Series 2019-02A, Class C, 144A
3.180%	02/18/25	8	8,191
Exeter Automobile Receivables Trust,
Series 2020-01A, Class C, 144A
2.490%	01/15/25	45	45,362
GLS Auto Receivables Issuer Trust,
Series 2020-01A, Class A, 144A
2.170%	02/15/24	4	4,230
NextGear Floorplan Master Owner Trust,
Series 2019-02A, Class A2, 144A
2.070%	10/15/24	100	101,088
Santander Retail Auto Lease Trust,
Series 2020-A, Class C, 144A
2.080%	03/20/24	57	57,604
Securitized Term Auto Loan Receivables Trust (Canada),
Series 2019-CRTA, Class B, 144A
2.453%	03/25/26	16	16,099
Series 2019-CRTA, Class C, 144A
2.849%	03/25/26	19	19,408
Veros Automobile Receivables Trust,
Series 2020-01, Class A, 144A
1.670%	09/15/23	5	4,521

			502,952

Collateralized Loan Obligations — 0.8%
ACREC Ltd. (Cayman Islands),
Series 2021-FL01, Class C, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.254%(c)	10/16/36	149	149,540
Series 2021-FL01, Class D, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)
2.754%(c)	10/16/36	180	179,361
ACRES Commercial Realty Ltd.,
Series 2021-FL02, Class C, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)
2.740%(c)	01/15/37	186	186,586

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Allegro CLO Ltd. (Cayman Islands),
Series 2016-01A, Class CR2, 144A, 3 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.124%(c)	01/15/30	670	$669,185
Arbor Realty Collateralized Loan Obligation Ltd. (Cayman Islands),
Series 2020-FL01, Class B, 144A, 30 Day Average SOFR + 1.914% (Cap N/A, Floor 1.800%)
1.964%(c)	02/15/35	500	499,511
Series 2020-FL01, Class C, 144A, 30 Day Average SOFR + 2.164% (Cap N/A, Floor 2.050%)
2.214%(c)	02/15/35	100	99,812
Series 2021-FL02, Class B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.710%(c)	05/15/36	600	596,633
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands),
Series 2021-FL01, Class C, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.110%(c)	12/15/35	100	99,649
Series 2021-FL01, Class D, 144A, 1 Month LIBOR + 2.950% (Cap N/A, Floor 2.950%)
3.060%(c)	12/15/35	100	100,000
Series 2021-FL03, Class C, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.960%(c)	08/15/34	102	101,363
Series 2021-FL03, Class D, 144A, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
2.310%(c)	08/15/34	100	99,116
Series 2021-FL04, Class C, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.390%(c)	11/15/36	204	203,449
BDS Ltd. (Cayman Islands),
Series 2019-FL04, Class A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.209%(c)	08/15/36	150	149,646
Series 2019-FL04, Class C, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.109%(c)	08/15/36	147	144,966
Series 2021-FL07, Class B, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.608%(c)	06/16/36	100	99,697
BSPDF Issuer Ltd. (Cayman Islands),
Series 2021-FL01, Class B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
1.910%(c)	10/15/36	258	257,383
BSPRT Issuer Ltd. (Cayman Islands),
Series 2018-FL04, Class B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.710%(c)	09/15/35	150	150,353
Series 2019-FL05, Class C, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.110%(c)	05/15/29	100	99,381
Series 2021-FL07, Class C, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.400%(c)	12/15/38	100	100,000
Series 2021-FL07, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.850%(c)	12/15/38	100	100,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CHCP Ltd.,
Series 2021-FL01, Class B, 144A, 30 Day Average SOFR + 1.764% (Cap N/A, Floor 1.650%)
1.814%(c)	02/15/38	600	$598,070
Series 2021-FL01, Class C, 144A, 30 Day Average SOFR + 2.214% (Cap N/A, Floor 2.100%)
2.264%(c)	02/15/38	100	99,595
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2018-28A, Class A2R, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.844%(c)	11/07/30	500	499,998
Series 2018-28A, Class BR, 144A, 3 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.294%(c)	11/07/30	253	252,772
Flagship CLO Ltd. (Cayman Islands),
Series 2014-08A, Class CRR, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.922%(c)	01/16/26	250	249,990
Ladder Capital Commercial Mortgage Securities Trust,
Series 2021-FL02, Class C, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.260%(c)	12/13/38	115	114,729
LoanCore Issuer Ltd. (Cayman Islands),
Series 2019-CRE02, Class D, 144A, 1 Month LIBOR + 2.450% (Cap N/A, Floor 2.450%)
2.560%(c)	05/15/36	35	34,402
Series 2021-CRE06, Class B, 144A, 1 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.010%(c)	11/15/38	590	589,441
Madison Park Funding Ltd. (Cayman Islands),
Series 2017-23A, Class CR, 144A, 3 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.135%(c)	07/27/31	500	497,681
MF1 Ltd. (Cayman Islands),
Series 2020-FL04, Class AS, 144A, 30 Day Average SOFR + 2.214% (Cap N/A, Floor 2.100%)
2.264%(c)	11/15/35	136	135,123
MidOcean Credit CLO (Cayman Islands),
Series 2013-02A, Class BR, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
1.780%(c)	01/29/30	448	446,859
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2013-15A, Class CR2, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.974%(c)	10/15/29	353	353,330
Oaktree CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.870% (Cap N/A, Floor 0.000%)
1.002%(c)	10/20/27	133	132,770
Series 2019-01A, Class BR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.878%(c)	04/22/30	300	299,651
Series 2019-01A, Class CR, 144A, 3 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
2.478%(c)	04/22/30	250	249,226

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class A2, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.510%(c)	02/20/28	250	$249,646
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
1.200%(c)	02/20/30	247	246,663
Voya CLO Ltd. (Cayman Islands),
Series 2016-04A, Class CR, 144A, 3 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.282%(c)	07/20/29	485	483,950

			9,619,527

Other — 0.2%
BSPRT Issuer Ltd. (Cayman Islands),
Series 2021-FL06, Class B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.710%(c)	03/15/36	752	748,135
Series 2021-FL06, Class C, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.160%(c)	03/15/36	100	99,627
Business Jet Securities LLC,
Series 2020-01A, Class A, 144A 2.981% 11/15/35 81 80,429
Series 2021-01A, Class B, 144A 2.918% 04/15/36 87 84,834
CARS-DB4 LP,
Series 2020-01A, Class A4, 144A 3.190% 02/15/50 100 101,562
LoanCore Issuer Ltd. (Cayman Islands),
Series 2021-CRE05, Class AS, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.860%(c)	07/15/36	328	327,812
Series 2021-CRE05, Class B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.110%(c)	07/15/36	313	311,811
STWD Ltd. (Cayman Islands),
Series 2021-FL02, Class C, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.209%(c)	04/18/38	116	116,230

			1,870,440

Small Business Loan — 0.0%
United States Small Business Administration,
Series 2013-20H, Class 1
3.160%	08/01/33	77	80,367

TOTAL ASSET-BACKED SECURITIES (cost $12,092,973)			12,073,286

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.9%
AREIT Trust,
Series 2019-CRE03, Class A, 144A, 30 Day Average SOFR + 1.134% (Cap N/A, Floor 1.020%)
1.184%(c)	09/14/36	42	41,769

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-CRE03, Class B, 144A, 30 Day Average SOFR + 1.664% (Cap N/A, Floor 1.550%)
1.714%(c)	09/14/36	100	$99,552
Series 2019-CRE03, Class C, 144A, 30 Day Average SOFR + 2.014% (Cap N/A, Floor 1.900%)
2.064%(c)	09/14/36	100	99,383
Bancorp Commercial Mortgage Trust,
Series 2019-CRE06, Class B, 144A, 30 Day Average SOFR + 1.664% (Cap N/A, Floor 1.550%)
1.714%(c)	09/15/36	161	160,457
BANK,
Series 2019-BN24, Class A3
2.960%	11/15/62	21	22,187
Benchmark Mortgage Trust,
Series 2019-B10, Class A4
3.717%	03/15/62	850	936,556
Series 2020-B18, Class A5
1.925%	07/15/53	111	108,199
BPCRE Ltd. (Cayman Islands),
Series 2021-FL01, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.959%(c)	02/15/37	73	73,187
BXMT Ltd. (Cayman Islands),
Series 2020-FL02, Class B, 144A, 30 Day Average SOFR + 1.514% (Cap N/A, Floor 1.400%)
1.564%(c)	02/15/38	100	99,958
Series 2021-FL04, Class AS, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.410%(c)	05/15/38	248	247,658
Series 2021-FL04, Class B, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
1.660%(c)	05/15/38	543	541,155
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A5
2.874%	11/15/52	347	360,178
Citigroup Commercial Mortgage Trust,
Series 2019-C07, Class A4
3.102%	12/15/72	20	21,280
Commercial Mortgage Trust,
Series 2015-PC01, Class A5
3.902%	07/10/50	145	154,530
FHLMC Multifamily Structured Pass-Through Certificates,
Series K066, Class A2
3.117%	06/25/27	800	863,001
Series K078, Class A2
3.854%	06/25/28	160	180,893
Series K097, Class X1, IO
1.089%(cc)	07/25/29	100	7,334
Series K098, Class X1, IO
1.143%(cc)	08/25/29	149	11,497
GS Mortgage Securities Trust,
Series 2017-GS06, Class A3
3.433%	05/10/50	250	267,322
Series 2019-GSA01, Class A4
3.048%	11/10/52	228	241,135

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A5
3.454%	09/15/50	500	$536,666
LoanCore Issuer Ltd. (Cayman Islands),
Series 2019-CRE03, Class B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.710%(c)	04/15/34	90	89,709
MF1 Multifamily Housing Mortgage Loan Trust,
Series 2021-FL05, Class C, 144A, 30 Day Average SOFR + 1.814% (Cap N/A, Floor 1.700%)
1.864%(c)	07/15/36	143	141,367
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A5
3.530%	06/15/50	200	215,400
Series 2018-H04, Class A4
4.310%	12/15/51	660	750,719
Series 2019-H07, Class A4
3.261%	07/15/52	161	173,107
PFP Ltd. (Cayman Islands),
Series 2021-07, Class B, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.508%(c)	04/14/38	100	99,361
Series 2021-07, Class C, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
1.758%(c)	04/14/38	100	99,364
Series 2021-08, Class D, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.259%(c)	08/09/37	730	725,473
Ready Capital Mortgage Financing LLC,
Series 2021-FL07, Class C, 144A, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
2.280%(c)	11/25/36	100	99,917
Series 2021-FL07, Class D, 144A, 1 Month LIBOR + 2.950% (Cap N/A, Floor 2.950%)
3.030%(c)	11/25/36	100	99,836
UBS Commercial Mortgage Trust,
Series 2017-C07, Class A4
3.679%	12/15/50	255	276,205
Series 2018-C08, Class A4
3.983%	02/15/51	463	512,413
Series 2019-C16, Class A4
3.605%	04/15/52	200	217,939
Series 2019-C17, Class A4
2.921%	10/15/52	768	804,010
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class A4
3.640%	12/15/59	401	433,260
Series 2017-C42, Class A4
3.589%	12/15/50	510	554,479
Series 2018-C46, Class A4
4.152%	08/15/51	808	904,787
Series 2019-C53, Class A4
3.040%	10/15/52	250	265,273

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-C58, Class A4
2.092%	07/15/53		196	$193,991

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $11,568,732)				11,730,507

CORPORATE BONDS — 8.2%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26		346	345,946
5.150%	05/01/30		98	114,343
5.705%	05/01/40		92	118,220
5.805%	05/01/50		89	120,481
BWX Technologies, Inc.,
Gtd. Notes, 144A
4.125%	06/30/28		123	124,775
TransDigm, Inc.,
Gtd. Notes
4.625%	01/15/29	(a)	549	547,338

				1,371,103

Agriculture — 0.0%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		102	106,095
4.906%	04/02/30		260	292,490

				398,585

Airlines — 0.0%
Azul Investments LLP (Brazil),
Gtd. Notes, 144A
7.250%	06/15/26	(a)	200	183,588

Auto Manufacturers — 0.1%
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
5.100%	01/17/24		200	214,462
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.375%	10/15/27		95	94,727
Sr. Unsec’d. Notes, 144A, MTN
1.800%	01/10/28		135	130,428
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
3.200%	09/26/26		200	210,846
3.750%	05/13/30		200	218,950

				869,413

Banks — 1.4%
ABQ Finance Ltd. (Qatar),
Gtd. Notes, EMTN
2.000%	07/06/26		230	227,710
Banco Continental SAECA (Paraguay),
Sr. Unsec’d. Notes, 144A
2.750%	12/10/25		193	187,927

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Banco de Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.990%	12/09/31		200	$197,240
Banco de Reservas de la Republica Dominicana (Dominican Republic),
Sub. Notes
7.000%	02/01/23		175	182,776
Banco del Estado de Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.704%	01/09/25		400	408,510
Banco Industrial SA (Guatemala),
Sub. Notes, 144A
4.875%(ff)	01/29/31		175	173,625
Bangkok Bank PCL (Thailand),
Sub. Notes, 144A
3.466%(ff)	09/23/36		370	369,501
Sub. Notes, 144A, MTN
3.733%(ff)	09/25/34		316	322,501
Sub. Notes, EMTN
3.733%(ff)	09/25/34		200	204,114
Banistmo SA (Panama),
Sr. Unsec’d. Notes
4.250%	07/31/27		226	229,800
Bank Hapoalim BM (Israel),
Sub. Notes, 144A
3.255%(ff)	01/21/32		353	350,405
Bank Leumi Le-Israel BM (Israel),
Sub. Notes, 144A
3.275%(ff)	01/29/31		200	200,470
Bank Negara Indonesia Persero Tbk PT (Indonesia),
Sub. Notes, EMTN
3.750%	03/30/26		281	285,160
Bank of America Corp.,
Jr. Sub. Notes, Series Z
6.500%(ff)	10/23/24	(a)(oo)	239	260,945
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		871	875,213
3.004%(ff)	12/20/23		250	255,174
Sr. Unsec’d. Notes, MTN
2.496%(ff)	02/13/31		483	484,750
4.271%(ff)	07/23/29		200	222,957
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.894%(ff)	11/24/32		225	226,123
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		200	228,854
BPCE SA (France),
Sub. Notes, 144A, MTN
4.500%	03/15/25		200	215,565
China Construction Bank Corp. (China),
Sub. Notes
4.250%(ff)	02/27/29		200	210,350
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.666%(ff)	01/29/31		500	507,686
Commercial Bank PSQC (The) (Qatar),
Jr. Sub. Notes
4.500%(ff)	03/03/26	(oo)	224	226,317

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.750%	03/26/25		250	$265,550
Sr. Unsec’d. Notes, 144A
3.091%(ff)	05/14/32		250	254,148
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.311%(ff)	11/16/27		301	300,938
Development Bank of Kazakhstan JSC (Kazakhstan),
Sr. Unsec’d. Notes
2.950%	05/06/31		226	225,061
4.125%	12/10/22		600	613,907
Emirates NBD Bank PJSC (United Arab Emirates),
Jr. Sub. Notes
6.125%(ff)	04/09/26	(oo)	258	276,473
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.650%(ff)	10/21/32		370	372,453
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
4.000%(ff)	03/09/26	(a)(oo)	200	199,713
4.700%(ff)	03/09/31	(a)(oo)	341	341,398
Industrial & Commercial Bank of China Macau Ltd. (Macau),
Sub. Notes
2.875%(ff)	09/12/29		300	306,545
Ipoteka-Bank ATIB (Uzbekistan),
Sr. Unsec’d. Notes
5.500%	11/19/25		200	203,355
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.545%(ff)	11/08/32		398	400,696
2.739%(ff)	10/15/30		461	473,010
3.509%(ff)	01/23/29		186	199,472
Sub. Notes
2.956%(ff)	05/13/31		242	250,443
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27		447	483,254
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.048%	07/17/30		521	506,251
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		500	512,173
Sr. Unsec’d. Notes, MTN
2.188%(ff)	04/28/26		700	713,683
National Bank of Uzbekistan (Uzbekistan),
Sr. Unsec’d. Notes
4.850%	10/21/25		261	260,476
NBK SPC Ltd. (Kuwait),
Gtd. Notes, 144A
1.625%(ff)	09/15/27		294	286,683
Oversea-Chinese Banking Corp. Ltd. (Singapore),
Sub. Notes, 144A
1.832%(ff)	09/10/30		204	202,504

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.550%	01/22/30		90	$92,809
State Savings Bank of Ukraine Via SSB #1 PLC (Ukraine),
Sr. Unsec’d. Notes
9.375%	03/10/23		30	30,450
9.625%	03/20/25		175	178,315
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.130%	07/08/30		524	511,813
Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A, MTN
0.850%	03/25/24		435	430,923
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
4.375%(ff)	02/10/31	(oo)	477	470,271
United Overseas Bank Ltd. (Singapore),
Sub. Notes, 144A, MTN
2.000%(ff)	10/14/31		298	296,081
Uzbek Industrial & Construction Bank ATB (Uzbekistan),
Sr. Unsec’d. Notes
5.750%	12/02/24		200	204,000
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31		675	688,977
Westpac Banking Corp. (Australia),
Sub. Notes
2.894%(ff)	02/04/30		119	121,503

				17,727,001

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		234	282,657
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.500%	06/01/50		360	444,598
Central American Bottling Corp. (Guatemala),
Gtd. Notes, 144A
5.750%	01/31/27	(a)	326	336,161

				1,063,416

Building Materials — 0.1%
Cemex SAB de CV (Mexico),
Gtd. Notes, 144A
3.875%	07/11/31		215	214,518
7.375%	06/05/27		200	220,416
Grupo Cementos de Chihuahua SAB de CV (Mexico),
Gtd. Notes
5.250%	06/23/24		200	204,900
Johnson Controls International PLC,
Sr. Unsec’d. Notes
6.000%	01/15/36		77	105,852
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes, Series CB
2.500%	03/15/30		31	31,211

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Masco Corp.,
Sr. Unsec’d. Notes
7.750%	08/01/29			200	$268,630
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
3.375%	01/15/31			240	231,421
4.375%	07/15/30			190	194,051
Vulcan Materials Co.,
Sr. Unsec’d. Notes
3.500%	06/01/30			235	253,338

					1,724,337

Chemicals — 0.3%
Axalta Coating Systems LLC,
Gtd. Notes, 144A
3.375%	02/15/29			165	159,863
Braskem Idesa SAPI (Mexico),
Sr. Sec’d. Notes, 144A
6.990%	02/20/32			217	218,697
Consolidated Energy Finance SA (Switzerland),
Gtd. Notes, 144A
5.625%	10/15/28	(a)		321	314,453
6.500%	05/15/26			240	245,174
Equate Petrochemical BV (Kuwait),
Gtd. Notes, 144A, MTN
2.625%	04/28/28			200	200,412
MEGlobal Canada ULC (Kuwait),
Gtd. Notes, 144A, MTN
5.875%	05/18/30			400	484,991
OCP SA (Morocco),
Sr. Unsec’d. Notes
6.875%	04/25/44			200	232,082
Sr. Unsec’d. Notes, 144A
3.750%	06/23/31			400	389,226
5.125%	06/23/51			223	210,961
Sasol Financing USA LLC (South Africa),
Gtd. Notes
4.375%	09/18/26			256	257,884
5.500%	03/18/31			415	416,905
Synthos SA (Poland),
Sr. Sec’d. Notes, 144A
2.500%	06/07/28		EUR	218	241,465

					3,372,113

Commercial Services — 0.1%
Adani Ports & Special Economic Zone Ltd. (India),
Sr. Unsec’d. Notes, 144A
5.000%	08/02/41			298	311,204
Element Fleet Management Corp. (Canada),
Sr. Unsec’d. Notes, 144A
1.600%	04/06/24			172	172,400
ERAC USA Finance LLC,
Gtd. Notes, 144A
7.000%	10/15/37			100	147,531

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
7.125%	07/31/26	200	$205,576

			836,711

Computers — 0.0%
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes
5.300%	10/01/29	489	574,423

Distribution/Wholesale — 0.0%
American Builders & Contractors Supply Co., Inc.,
Sr. Sec’d. Notes, 144A
4.000%	01/15/28	165	168,811
Univar Solutions USA, Inc.,
Gtd. Notes, 144A
5.125%	12/01/27	15	15,659

			184,470

Diversified Financial Services — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.000%	10/29/28	150	152,249
3.300%	01/30/32	163	166,228
4.500%	09/15/23	263	276,018
6.500%	07/15/25	300	343,064
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24	189	197,969
4.250%	04/15/26	91	96,927
Sr. Unsec’d. Notes, 144A
2.125%	02/21/26	160	157,231
2.750%	02/21/28	145	143,004
CCBL Cayman 1 Corp. Ltd. (China),
Gtd. Notes, EMTN
3.500%	05/16/24	200	208,500
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
3.200%	03/02/27	454	485,983
China Development Bank Financial Leasing Co. Ltd. (China),
Sub. Notes
2.875%(ff)	09/28/30	200	203,504
DAE Sukuk Difc Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.750%	02/15/26	200	206,546
Global Aircraft Leasing Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24	204	197,069
Intercontinental Exchange, Inc.,
Gtd. Notes
3.100%	09/15/27	165	175,762
Sr. Unsec’d. Notes
2.100%	06/15/30	52	51,579
LPL Holdings, Inc.,
Gtd. Notes, 144A
4.000%	03/15/29	359	368,307

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Muthoot Finance Ltd. (India),
Sr. Sec’d. Notes, 144A, MTN
4.400%	09/02/23		200	$204,242
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.950%	04/23/30		450	463,716
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
4.950%	07/15/46		150	192,342
Salmon River Export LLC,
U.S. Gov’t. Gtd. Notes
2.193%	09/15/26		226	231,170
Shriram Transport Finance Co. Ltd. (India),
Sr. Sec’d. Notes, 144A, MTN
4.400%	03/13/24		326	330,776
Sr. Sec’d. Notes, EMTN
5.100%	07/16/23		200	204,353
Toll Road Investors Partnership II LP,
Insured Notes, 144A
5.186%(s)	02/15/43		200	65,077

				5,121,616

Electric — 1.0%
Adani Transmission Ltd. (India),
Sr. Sec’d. Notes, 144A
4.250%	05/21/36		362	369,710
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
4.000%	12/01/46		111	128,962
AES Andes SA (Chile),
Jr. Sub. Notes, 144A
6.350%(ff)	10/07/79		400	406,971
AES Panama Generation Holdings SRL (Panama),
Sr. Sec’d. Notes, 144A
4.375%	05/31/30		299	311,175
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A
4.550%	09/27/51		200	196,414
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	197	220,293
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		230	221,848
Chile Electricity PEC SpA (Chile),
Sr. Sec’d. Notes
2.883%(s)	01/25/28		275	223,533
China Southern Power Grid International Finance BVI Co. Ltd. (China),
Gtd. Notes
4.250%	09/18/28		200	226,304
Cikarang Listrindo Tbk PT (Indonesia),
Sr. Unsec’d. Notes
4.950%	09/14/26		200	203,837
Clean Renewable Power Mauritius Pte Ltd. (India),
Sr. Sec’d. Notes, 144A
4.250%	03/25/27		200	204,981

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Clearway Energy Operating LLC,
Gtd. Notes, 144A
4.750%	03/15/28		515	$543,016
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
3.875%	07/26/33		244	239,282
4.677%	02/09/51		213	200,355
ContourGlobal Power Holdings SA (Spain),
Sr. Sec’d. Notes, 144A
3.125%	01/01/28	EUR	100	111,978
Electricidad Firme de Mexico Holdings SA de CV (Mexico),
Sr. Sec’d. Notes, 144A
4.900%	11/20/26		200	198,305
Emirates Semb Corp. Water & Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.450%	08/01/35		200	229,053
Empresa de Transmision Electrica SA (Panama),
Sr. Unsec’d. Notes, 144A
5.125%	05/02/49		200	220,987
Empresas Publicas de Medellin ESP (Colombia),
Sr. Unsec’d. Notes, 144A
4.375%	02/15/31		200	188,029
Enel Chile SA (Chile),
Sr. Unsec’d. Notes
4.875%	06/12/28		200	220,486
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28		300	320,947
Energuate Trust (Guatemala),
Gtd. Notes
5.875%	05/03/27		400	414,150
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA (Spain),
Sr. Sec’d. Notes, 144A
5.375%	12/30/30		223	204,984
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes
3.400%	01/28/30		200	202,222
4.500%	01/29/25		400	426,632
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, 144A, MTN
6.350%	08/10/28		200	215,683
Sr. Unsec’d. Notes
7.125%	02/11/25		400	413,478
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.650%	03/01/30		69	68,268
Sr. Unsec’d. Notes, Series C
5.350%	07/15/47		139	165,687
Greenko Power II Ltd. (India),
Gtd. Notes, 144A, MTN
4.300%	12/13/28		213	216,059
Infraestructura Energetica Nova SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/14/48		200	202,036
Inkia Energy Ltd. (Peru),
Sr. Unsec’d. Notes, 144A
5.875%	11/09/27		200	204,977

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
2.750%	03/01/32	310	$315,435
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes, 144A
5.125%	05/07/29	250	242,515
National Central Cooling Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
2.500%	10/21/27	200	197,039
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.500%	09/15/27	20	21,566
NPC Ukrenergo (Ukraine),
Gov’t. Gtd. Notes, 144A
6.875%	11/09/26	200	175,791
Oryx Funding Ltd. (Oman),
Gtd. Notes, 144A
5.800%	02/03/31	200	211,781
Pacific Gas & Electric Co.,
First Mortgage
3.000%	06/15/28	152	152,299
3.300%	08/01/40	469	436,395
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
4.875%	07/17/49	200	214,537
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries (India),
Sr. Sec’d. Notes, 144A
4.500%	07/14/28	250	251,444
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak (Indonesia),
Sr. Sec’d. Notes, 144A
4.850%	10/14/38	200	219,086
Star Energy Geothermal Wayang Windu Ltd. (Indonesia),
Sr. Sec’d. Notes, 144A
6.750%	04/24/33	168	185,735
State Grid Overseas Investment BVI Ltd. (China),
Gtd. Notes, 144A, MTN
3.500%	05/04/27	675	728,149
Termocandelaria Power Ltd. (Colombia),
Gtd. Notes, 144A
7.875%	01/30/29	370	370,000
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26	222	226,812
Transelec SA (Chile),
Sr. Unsec’d. Notes
3.875%	01/12/29	300	320,733
Sr. Unsec’d. Notes, 144A
4.625%	07/26/23	200	210,042

			12,400,001

Electronics — 0.1%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
2.950%	02/15/32	287	289,331

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electronics (cont’d.)
Sensata Technologies BV,
Gtd. Notes, 144A
4.000%	04/15/29	200	$204,263
5.000%	10/01/25	330	358,249

			851,843

Energy-Alternate Sources — 0.1%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy Pvt Ltd. (India),
Sr. Sec’d. Notes, 144A
6.250%	12/10/24	210	228,080
Azure Power Energy Ltd. (India),
Sr. Sec’d. Notes, 144A
3.575%	08/19/26	210	212,009
Empresa Generadora de Electricidad Haina SA (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.625%	11/08/28	265	267,849
FS Luxembourg Sarl (Brazil),
Sr. Sec’d. Notes, 144A
10.000%	12/15/25	200	219,573
Greenko Dutch BV (India),
Gtd. Notes, 144A
3.850%	03/29/26	197	199,043
Investment Energy Resources Ltd. (Guatemala),
Sr. Sec’d. Notes, 144A
6.250%	04/26/29	217	232,876

			1,359,430

Engineering & Construction — 0.1%
Delhi International Airport Ltd. (India),
Sr. Sec’d. Notes
6.450%	06/04/29	200	198,398
Hacienda Investments Ltd. Via DME Airport DAC (Russia),
Gtd. Notes, 144A
5.350%	02/08/28	200	203,363
India Airport Infra (India),
Sr. Sec’d. Notes, 144A
6.250%	10/25/25	288	284,216

			685,977

Entertainment — 0.1%
Genm Capital Labuan Ltd. (Malaysia),
Gtd. Notes, 144A
3.882%	04/19/31	307	300,032
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
3.000%	02/15/31	405	388,974

			689,006

Food Service — 0.0%
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	02/01/28	100	103,496

Foods — 0.2%
Aragvi Finance International DAC (Moldova),
Sr. Sec’d. Notes, 144A
8.450%	04/29/26	200	203,026

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Grupo Bimbo SAB de CV (Mexico),
Jr. Sub. Notes
5.950%(ff)	04/17/23	(oo)	200	$207,180
Grupo KUO SAB De CV (Mexico),
Gtd. Notes
5.750%	07/07/27		268	275,975
Indofood CBP Sukses Makmur Tbk PT (Indonesia),
Sr. Unsec’d. Notes
3.541%	04/27/32		506	510,611
4.805%	04/27/52		200	206,101
JBS Finance Luxembourg Sarl,
Gtd. Notes, 144A
3.625%	01/15/32		225	227,005
JBS USA Food Co.,
Gtd. Notes, 144A
5.750%	01/15/28		200	209,031
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes
6.500%	04/15/29		180	198,259
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		300	326,319

				2,363,507

Gas — 0.1%
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.150%	08/01/27		641	667,934
Gas Natural de Lima y Callao SA (Peru),
Sr. Unsec’d. Notes
4.375%	04/01/23		200	206,792
KeySpan Gas East Corp.,
Unsec’d. Notes, 144A
2.742%	08/15/26		139	142,118
NiSource, Inc.,
Sr. Unsec’d. Notes
3.600%	05/01/30	(a)	377	407,269

				1,424,113

Healthcare-Products — 0.1%
Alcon Finance Corp. (Switzerland),
Gtd. Notes, 144A
2.600%	05/27/30		200	202,089
2.750%	09/23/26		200	206,851
Boston Scientific Corp.,
Sr. Unsec’d. Notes
4.000%	03/01/29		474	526,395

				935,335

Healthcare-Services — 0.1%
Charles River Laboratories International, Inc.,
Gtd. Notes, 144A
4.000%	03/15/31		215	220,233
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30		105	107,787

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
HCA, Inc.,
Gtd. Notes
5.625%	09/01/28		305	$356,253
Sr. Sec’d. Notes
4.125%	06/15/29		93	102,541
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
4.700%	02/01/45		82	100,132
Rede D’or Finance Sarl (Brazil),
Gtd. Notes
4.500%	01/22/30		200	194,775
Toledo Hospital (The),
Sec’d. Notes, Series B
5.325%	11/15/28		166	186,558
Sr. Sec’d. Notes
5.750%	11/15/38		62	72,179
Tower Health,
Sec’d. Notes, Series 2020
4.451%	02/01/50		151	137,267

				1,477,725

Insurance — 0.1%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25		138	147,973
4.700%	07/10/35		83	99,182
Aon Corp.,
Gtd. Notes
3.750%	05/02/29	(a)	431	472,551
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		128	131,853
4.850%	04/17/28		100	111,569
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.800%	08/19/29		120	124,391
3.600%	08/19/49		31	33,928
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.200%	03/01/48		134	163,849

				1,285,296

Internet — 0.2%
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
4.500%	06/20/28		200	225,296
Match Group Holdings II LLC,
Sr. Unsec’d. Notes, 144A
3.625%	10/01/31		170	165,573
Meituan (China),
Sr. Unsec’d. Notes, 144A
2.125%	10/28/25		200	193,002
3.050%	10/28/30	(a)	243	225,589
MercadoLibre, Inc. (Argentina),
Gtd. Notes
3.125%	01/14/31		277	261,985

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Internet (cont’d.)
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.680%	01/21/30		200	$206,117
3.832%	02/08/51		200	186,522
Sr. Unsec’d. Notes, 144A, MTN
3.061%	07/13/31		227	221,640
4.027%	08/03/50		200	191,812
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.595%	01/19/28		200	213,252
United Group BV (Netherlands),
Sr. Sec’d. Notes
3.625%	02/15/28	EUR	100	110,450
Sr. Sec’d. Notes, 144A
4.625%	08/15/28	EUR	100	113,838

				2,315,076

Investment Companies — 0.1%
Dua Capital Ltd. (Malaysia),
Sr. Unsec’d. Notes
2.780%	05/11/31		400	398,175
Huarong Finance 2019 Co. Ltd. (China),
Gtd. Notes, EMTN
3.750%	05/29/24		250	252,567

				650,742

Iron/Steel — 0.0%
CSN Inova Ventures (Brazil),
Gtd. Notes
6.750%	01/28/28		200	210,540
JSW Steel Ltd. (India),
Sr. Unsec’d. Notes, 144A
5.050%	04/05/32		333	330,323

				540,863

Lodging — 0.1%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		400	398,264
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.500%	08/18/26		62	62,760
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25		9	10,135
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30		229	258,739
Sr. Unsec’d. Notes, Series GG
3.500%	10/15/32		173	181,258
Sr. Unsec’d. Notes, Series HH
2.850%	04/15/31		91	90,783
Sr. Unsec’d. Notes, Series II
2.750%	10/15/33		416	404,316

				1,406,255

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified — 0.1%
CNH Industrial NV (United Kingdom),
Sr. Unsec’d. Notes, MTN
3.850%	11/15/27		189	$206,278
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28		400	454,668

				660,946

Media — 0.2%
Cable Onda SA (Panama),
Sr. Unsec’d. Notes
4.500%	01/30/30		250	257,451
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.500%	08/15/30		105	107,742
5.000%	02/01/28		240	248,839
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25		100	110,144
6.484%	10/23/45		200	273,430
CSC Holdings LLC,
Gtd. Notes, 144A
4.125%	12/01/30		400	390,883
4.500%	11/15/31		240	237,245
Discovery Communications LLC,
Gtd. Notes
4.650%	05/15/50		256	301,240
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.125%	07/01/30		345	345,925
5.500%	07/01/29		185	199,565
VTR Finance NV (Chile),
Sr. Unsec’d. Notes, 144A
6.375%	07/15/28		200	209,220

				2,681,684

Mining — 0.1%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
2.250%	03/17/28		200	196,634
2.875%	03/17/31	(a)	200	198,982
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes
7.500%	04/01/25		200	205,706
Gtd. Notes, 144A
6.875%	10/15/27		286	308,177
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
2.850%	04/27/31		231	229,340
Minsur SA (Peru),
Sr. Unsec’d. Notes, 144A
4.500%	10/28/31	(a)	200	203,027
Novelis Corp.,
Gtd. Notes, 144A
3.250%	11/15/26		45	45,502

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Mining (cont’d.)
3.875%	08/15/31			224	$222,908

					1,610,276

Multi-National — 0.0%
Banque Ouest Africaine de Developpement (Supranational Bank),
Sr. Unsec’d. Notes, 144A
4.700%	10/22/31			200	217,739

Oil & Gas — 1.1%
Diamondback Energy, Inc.,
Gtd. Notes
4.400%	03/24/51			110	126,253
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.625%	11/02/31	(a)		416	404,096
Empresa Nacional del Petroleo (Chile),
Sr. Unsec’d. Notes, 144A
3.450%	09/16/31			245	232,710
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.875%	03/30/26			218	216,237
5.375%	03/30/28			303	298,601
Energean PLC (Egypt),
Sr. Sec’d. Notes, 144A
6.500%	04/30/27			278	276,348
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.250%	05/09/29			259	290,976
Sr. Unsec’d. Notes, Series XR, 144A
4.000%	09/12/23			200	209,343
Gazprom PJSC via Gaz Finance PLC (Russia),
Sr. Unsec’d. Notes, 144A
1.850%	11/17/28		EUR	228	255,376
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
6.375%	10/24/48			200	263,871
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25			193	204,412
6.500%	06/30/27			140	150,212
6.750%	06/30/30			426	458,351
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/44			433	510,623
MC Brazil Downstream Trading Sarl (Brazil),
Sr. Sec’d. Notes, 144A
7.250%	06/30/31			271	270,314
Medco Bell Pte Ltd. (Indonesia),
Sr. Sec’d. Notes
6.375%	01/30/27			254	251,325
Medco Laurel Tree Pte Ltd. (Indonesia),
Gtd. Notes, 144A
6.950%	11/12/28			295	292,401
MOL Hungarian Oil & Gas PLC (Hungary),
Sr. Unsec’d. Notes
1.500%	10/08/27		EUR	101	116,897

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.950%	01/28/31		523	$509,148
6.490%	01/23/27		81	86,376
6.500%	03/13/27		175	186,673
6.840%	01/23/30		225	233,319
6.950%	01/28/60		314	279,110
7.690%	01/23/50		916	883,578
Gtd. Notes, 144A
6.700%	02/16/32	(a)	683	687,800
Gtd. Notes, MTN
6.750%	09/21/47		582	514,951
6.875%	08/04/26		81	88,934
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
3.500%	04/21/30		200	216,448
Puma International Financing SA (Singapore),
Gtd. Notes, 144A
5.000%	01/24/26		400	400,155
Qatar Energy (Qatar),
Sr. Unsec’d. Notes
3.125%	07/12/41		200	202,256
Sr. Unsec’d. Notes, 144A
2.250%	07/12/31		244	241,741
3.300%	07/12/51		200	206,629
SA Global Sukuk Ltd. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
1.602%	06/17/26		200	197,011
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes
3.500%	11/24/70		233	227,432
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30		200	194,641
Sr. Unsec’d. Notes, EMTN
4.250%	04/16/39		200	226,088
SierraCol Energy Andina LLC (Colombia),
Gtd. Notes, 144A
6.000%	06/15/28		384	361,192
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24		300	320,570
State Oil Co. of the Azerbaijan Republic (Azerbaijan),
Sr. Unsec’d. Notes
6.950%	03/18/30		1,150	1,386,559
Tengizchevroil Finance Co. International Ltd. (Kazakhstan),
Sr. Sec’d. Notes
3.250%	08/15/30		271	270,853
4.000%	08/15/26		600	634,105
Sr. Sec’d. Notes, 144A
3.250%	08/15/30	(a)	350	349,810
Uzbekneftegaz JSC (Uzbekistan),
Sr. Unsec’d. Notes, 144A
4.750%	11/16/28		222	213,933

				13,947,658

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas Services — 0.0%
Halliburton Co.,
Sr. Unsec’d. Notes
2.920%	03/01/30		150	$154,917
5.000%	11/15/45		23	27,738

				182,655

Packaging & Containers — 0.1%
Canpack SA/Canpack US LLC (Poland),
Gtd. Notes, 144A
2.375%	11/01/27	EUR	100	114,351
3.125%	11/01/25		200	200,419
3.875%	11/15/29		200	195,170
Crown Americas LLC/Crown Americas Capital Corp. VI,
Gtd. Notes
4.750%	02/01/26		305	313,439
SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA (Peru),
Gtd. Notes, 144A
3.500%	08/02/28		355	348,897

				1,172,276

Pharmaceuticals — 0.1%
Cigna Corp.,
Sr. Unsec’d. Notes
2.400%	03/15/30		215	216,483
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A
4.375%	01/15/29		275	284,668
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28		275	281,966

				783,117

Pipelines — 0.5%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes
4.600%	11/02/47		200	236,489
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes, 144A
2.742%	12/31/39		222	217,197
Cheniere Energy Partners LP,
Gtd. Notes
4.500%	10/01/29		604	643,530
Enbridge, Inc. (Canada),
Gtd. Notes
4.250%	12/01/26		189	208,513
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
1.750%	09/30/27		533	534,376
2.160%	03/31/34		410	402,449
2.625%	03/31/36		349	341,441
2.940%	09/30/40		300	298,775
3.250%	09/30/40		459	464,180
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.400%	09/01/44		186	227,973

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
ONEOK, Inc.,
Gtd. Notes
5.200%	07/15/48		134	$162,405
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29		64	66,558
3.800%	09/15/30	(a)	484	509,494
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28		184	201,994
4.500%	05/15/30		173	195,498
Southern Gas Corridor CJSC (Azerbaijan),
Gov’t. Gtd. Notes
6.875%	03/24/26		400	459,836
Gov’t. Gtd. Notes, 144A
6.875%	03/24/26		260	298,894
Spectra Energy Partners LP,
Gtd. Notes
3.375%	10/15/26		282	299,306
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.875%	04/15/26	(a)	151	158,079

				5,926,987

Real Estate — 0.0%
Shimao Group Holdings Ltd. (China),
Sr. Unsec’d. Notes
5.600%	07/15/26		250	155,986
Sunac China Holdings Ltd. (China),
Sr. Sec’d. Notes
7.500%	02/01/24		200	129,055
Times China Holdings Ltd. (China),
Sr. Sec’d. Notes
6.750%	07/08/25		220	149,834

				434,875

Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.,
Sr. Unsec’d. Notes
2.100%	06/15/30		1,000	965,021
3.550%	07/15/27		189	202,300
3.800%	08/15/29		21	22,864
Boston Properties LP,
Sr. Unsec’d. Notes
2.450%	10/01/33	(a)	598	579,312
2.550%	04/01/32	(a)	399	397,043
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30		116	127,375
Crown Castle International Corp.,
Sr. Unsec’d. Notes
1.350%	07/15/25		263	260,069
Equinix, Inc.,
Sr. Unsec’d. Notes
1.800%	07/15/27		500	493,451
2.150%	07/15/30	(a)	488	474,212

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Iron Mountain, Inc.,
Gtd. Notes, 144A
4.500%	02/15/31	(a)	525	$529,211
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.000%	10/15/27		152	159,147
SBA Communications Corp.,
Sr. Unsec’d. Notes
3.875%	02/15/27	(a)	438	452,201
Sr. Unsec’d. Notes, 144A
3.125%	02/01/29		220	211,719

				4,873,925

Retail — 0.0%
Grupo Axo SAPI de CV (Mexico),
Gtd. Notes, 144A
5.750%	06/08/26		200	200,804
Penske Automotive Group, Inc.,
Gtd. Notes
3.750%	06/15/29		295	293,734
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
3.875%	04/15/30		98	110,016

				604,554

Semiconductors — 0.1%
Broadcom, Inc.,
Gtd. Notes
4.150%	11/15/30		439	486,852
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35		147	147,766
3.187%	11/15/36		96	96,311
3.469%	04/15/34		163	170,062
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
2.700%	05/01/25		20	20,662

				921,653

Software — 0.1%
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.650%	06/01/30		286	290,357
3.500%	07/01/29		70	75,285
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.000%	06/30/30		500	481,435
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27		300	314,191

				1,161,268

Telecommunications — 0.2%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	09/15/53		98	99,054

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
2.625%	04/08/31			240	$241,095
PPF Telecom Group BV (Netherlands),
Sr. Unsec’d. Notes, EMTN
3.250%	09/29/27		EUR	199	243,001
Switch Ltd.,
Gtd. Notes, 144A
4.125%	06/15/29			180	184,718
Telefonica Celular del Paraguay SA (Paraguay),
Sr. Unsec’d. Notes
5.875%	04/15/27			200	207,293
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
2.550%	02/15/31			431	428,991
4.375%	04/15/40			34	38,763
Total Play Telecomunicaciones SA de CV (Mexico),
Gtd. Notes, 144A
6.375%	09/20/28			277	262,754
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.100%	03/22/28			83	83,253
2.550%	03/21/31	(a)		423	427,300
4.272%	01/15/36			500	587,626
VTR Comunicaciones SpA (Chile),
Sr. Sec’d. Notes, 144A
5.125%	01/15/28			200	203,673

					3,007,521

Transportation — 0.2%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35			200	244,115
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
2.800%	02/10/31	(a)		780	759,008
Sr. Unsec’d. Notes, EMTN
2.800%	02/10/31			200	194,617
MV24 Capital BV (Brazil),
Sr. Sec’d. Notes
6.748%	06/01/34			361	372,866
Ukraine Railways Via Rail Capital Markets PLC (Ukraine),
Sr. Unsec’d. Notes
7.875%	07/15/26			200	186,329
8.250%	07/09/24			200	196,106

					1,953,041

Trucking & Leasing — 0.0%
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
3.375%	03/20/28			200	202,366

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Water — 0.0%
Aegea Finance Sarl (Brazil),
Gtd. Notes, 144A
5.750%	10/10/24	200	$205,449

TOTAL CORPORATE BONDS (cost $100,759,735)			102,463,431

MUNICIPAL BONDS — 0.1%
Florida — 0.1%
Escambia Cnty. Health Facilities Authority,
Taxable, Revenue Bonds
3.607%	08/15/40	30	31,066
State Board of Administration Finance Corp.,
Taxable, Revenue Bonds, Series A
2.154%	07/01/30	384	383,911

			414,977

Illinois — 0.0%
Sales Tax Securitization Corp.,
Taxable, Revenue Bonds, Series B
3.411%	01/01/43	90	93,693

New Jersey — 0.0%
New Jersey Economic Development Authority,
Revenue Bonds, Series A
7.425%	02/15/29	176	221,706

Puerto Rico — 0.0%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth,
Taxable, Revenue Bonds, Series B
9.120%	06/01/22	100	102,269

TOTAL MUNICIPAL BONDS (cost $819,306)			832,645

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Fannie Mae REMICS,
Series 2010-43, Class AH
3.250%	05/25/40	4	4,061
Series 2014-10, Class KM
3.500%	09/25/43	12	12,747
Series 2014-35, Class CA
3.500%	06/25/44	7	7,439
Series 2017-33, Class LB
3.000%	05/25/39	14	14,350
Freddie Mac REMICS,
Series 4533, Class GA
3.000%	06/15/28	19	19,205
Government National Mortgage Assoc.,
Series 2012-12, Class KN
4.500%	09/20/41	4	4,908
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MV
3.500%	08/25/58	9	9,774
Series 2019-03, Class MA
3.500%	10/25/58	11	11,028
Series 2019-03, Class MV
3.500%	10/25/58	9	9,853
Series 2019-04, Class MA
3.000%	02/25/59	13	13,022

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-04, Class MV
3.000%	02/25/59		9	$9,838

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $113,697)				116,225

SOVEREIGN BONDS — 4.0%
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes
9.375%	05/08/48		200	195,777
Sr. Unsec’d. Notes, EMTN
8.000%	11/26/29		200	197,031
9.125%	11/26/49		622	596,754
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
1.125%(cc)	07/09/35		256	81,390
2.000%(cc)	01/09/38		1,590	604,490
2.500%(cc)	07/09/41		1,008	357,095
Benin Government International Bond (Benin),
Sr. Unsec’d. Notes
4.875%	01/19/32	EUR	100	111,220
Sr. Unsec’d. Notes, 144A
4.875%	01/19/32	EUR	184	204,644
6.875%	01/19/52	EUR	100	113,402
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		241	240,397
3.375%	08/20/50		203	203,075
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series NTNF
10.000%	01/01/29	BRL	1,518	263,519
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.750%	01/14/50		465	413,329
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.125%	04/15/31		250	225,294
4.500%	01/28/26		400	418,909
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes
7.000%	04/04/44		200	196,028
7.158%	03/12/45		225	222,938
Croatia Government International Bond (Croatia),
Unsec’d. Notes
1.750%	03/04/41	EUR	219	257,302
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	01/27/25		200	216,218
5.875%	01/30/60		900	865,025
5.950%	01/25/27		200	223,080
6.400%	06/05/49		450	473,566
6.500%	02/15/48		200	212,856
Sr. Unsec’d. Notes, 144A
4.500%	01/30/30		409	416,671
4.875%	09/23/32		484	493,252
5.300%	01/21/41		173	170,967
5.875%	01/30/60		514	494,025

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
0.500%(cc)	07/31/40			1,047	$609,528
1.000%(cc)	07/31/35			1,207	791,744
5.000%(cc)	07/31/30			141	116,670
Sr. Unsec’d. Notes, 144A
0.500%(cc)	07/31/40			363	211,443
1.000%(cc)	07/31/35			577	378,352
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
6.588%	02/21/28			500	486,522
8.700%	03/01/49			400	355,849
Sr. Unsec’d. Notes, 144A
8.875%	05/29/50			200	181,874
Sr. Unsec’d. Notes, 144A, MTN
5.800%	09/30/27			200	192,282
6.375%	04/11/31		EUR	100	104,929
7.053%	01/15/32			600	554,448
7.500%	02/16/61			271	221,353
7.600%	03/01/29			200	198,485
8.500%	01/31/47			750	665,075
Sr. Unsec’d. Notes, EMTN
7.053%	01/15/32			200	184,816
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
8.250%	04/10/32			184	113,148
Sr. Unsec’d. Notes, 144A
7.125%	01/20/50			200	109,613
Export-Import Bank of India (India),
Sr. Unsec’d. Notes
3.875%	02/01/28			420	449,111
Sr. Unsec’d. Notes, 144A, MTN
2.250%	01/13/31	(a)		372	349,776
Sr. Unsec’d. Notes, EMTN
4.000%	01/14/23			250	256,865
Gabon Government International Bond (Gabon),
Sr. Unsec’d. Notes, 144A
7.000%	11/24/31			200	195,547
Ghana Government International Bond (Ghana),
Bank Gtd. Notes
10.750%	10/14/30			270	301,806
Sr. Unsec’d. Notes
7.875%	02/11/35			515	403,183
8.750%	03/11/61			200	158,660
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
4.875%	02/13/28			200	214,921
6.125%	06/01/50			632	724,897
Sr. Unsec’d. Notes, 144A
3.700%	10/07/33			200	197,173
4.650%	10/07/41			200	200,309
4.900%	06/01/30			200	215,394
6.125%	06/01/50			200	229,398
Honduras Government International Bond (Honduras),
Sr. Unsec’d. Notes
5.625%	06/24/30			200	208,287

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.750%	06/05/35		EUR	119	$141,235
Sr. Unsec’d. Notes, 144A
2.125%	09/22/31			257	252,970
India Government Bond (India),
Bonds
7.270%	04/08/26		INR	14,490	205,285
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.100%	03/12/33		EUR	171	187,824
3.400%	09/18/29			200	216,003
4.350%	01/11/48			409	470,563
Sr. Unsec’d. Notes, EMTN
4.125%	01/15/25			200	215,101
4.750%	01/08/26			200	223,298
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
4.875%	01/30/32		EUR	100	109,425
5.250%	03/22/30		EUR	250	290,483
Sr. Unsec’d. Notes, 144A
4.875%	01/30/32		EUR	285	311,862
6.625%	03/22/48		EUR	101	114,109
6.875%	10/17/40		EUR	402	477,583
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
7.875%	07/28/45			200	277,310
8.000%	03/15/39			195	270,254
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes
7.375%	10/10/47			530	536,211
Sr. Unsec’d. Notes, 144A
5.850%	07/07/30			370	375,814
Mexican Bonos (Mexico),
Bonds, Series M
5.750%	03/05/26		MXN	5,100	235,089
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.450%	10/25/33		EUR	126	133,394
3.750%	04/19/71			273	244,908
4.500%	01/31/50	(a)		200	212,323
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes
1.500%	11/27/31		EUR	100	104,618
2.000%	09/30/30		EUR	221	244,539
4.000%	12/15/50			200	181,750
4.250%	12/11/22			200	204,695
Sr. Unsec’d. Notes, 144A
3.000%	12/15/32			456	435,346
4.000%	12/15/50			200	181,750
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
7.696%	02/23/38			420	388,628
7.875%	02/16/32			200	196,758
Sr. Unsec’d. Notes, 144A
7.625%	11/21/25			220	233,873
Sr. Unsec’d. Notes, 144A, MTN
6.125%	09/28/28			259	250,071

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
7.375%	09/28/33			325	$309,606
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
6.250%	01/25/31			200	218,396
6.500%	03/08/47			200	198,427
6.750%	01/17/48			700	712,686
7.000%	01/25/51			416	436,035
Sr. Unsec’d. Notes, 144A
6.250%	01/25/31			221	241,327
7.000%	01/25/51			400	419,265
Sr. Unsec’d. Notes, EMTN
6.000%	08/01/29			400	430,337
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes, 144A, MTN
6.000%	04/08/26			200	199,732
8.875%	04/08/51			200	198,568
Panama Bonos del Tesoro (Panama),
Sr. Unsec’d. Notes
3.362%	06/30/31			271	272,528
Panama Notas del Tesoro (Panama),
Sr. Unsec’d. Notes
3.750%	04/17/26			158	167,572
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
5.000%	04/15/26			200	222,029
5.400%	03/30/50			400	456,838
5.600%	03/13/48			200	231,274
Sr. Unsec’d. Notes, 144A
4.950%	04/28/31	(a)		600	673,322
5.400%	03/30/50			400	456,838
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
1.200%	04/28/33		EUR	147	166,269
1.750%	04/28/41		EUR	340	384,138
Province of Santa Fe (Argentina),
Sr. Unsec’d. Notes
7.000%	03/23/23			150	140,013
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
3.750%	04/16/30			300	336,730
4.500%	04/23/28			300	344,336
Sr. Unsec’d. Notes, 144A
4.400%	04/16/50			550	685,547
4.817%	03/14/49			300	393,875
Republic of Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
6.875%	06/24/24			200	211,253
8.250%	02/28/48			200	203,106
Sr. Unsec’d. Notes, 144A
8.000%	05/22/32			200	218,500
Republic of South Africa Government Bond (South Africa),
Sr. Unsec’d. Notes, Series 2030
8.000%	01/31/30		ZAR	872	50,613
Sr. Unsec’d. Notes, Series R186
10.500%	12/21/26		ZAR	1,400	97,269
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.300%	10/12/28	(a)		400	405,570

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
4.850%	09/30/29			200	$206,451
5.750%	09/30/49			600	577,121
Republic of Uzbekistan International Bond (Uzbekistan),
Sr. Unsec’d. Notes
3.900%	10/19/31			200	191,621
Sr. Unsec’d. Notes, 144A
3.900%	10/19/31			200	191,621
Sr. Unsec’d. Notes, 144A, MTN
3.700%	11/25/30			246	236,479
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN
2.000%	01/28/32		EUR	302	319,045
Unsec’d. Notes, 144A
2.625%	12/02/40		EUR	200	202,605
2.750%	04/14/41		EUR	131	133,210
Unsec’d. Notes, 144A, MTN
1.750%	07/13/30		EUR	274	291,159
2.124%	07/16/31		EUR	83	89,985
Unsec’d. Notes, EMTN
2.124%	07/16/31		EUR	85	92,153
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
4.250%	06/23/27			400	432,541
4.750%	05/27/26			200	218,560
Sr. Unsec’d. Notes, 144A
5.100%	03/28/35			400	472,385
Rwanda International Government Bond (Rwanda),
Sr. Unsec’d. Notes, 144A
5.500%	08/09/31			200	201,845
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.250%	02/02/33			434	423,799
3.250%	11/17/51			258	254,939
Sr. Unsec’d. Notes, EMTN
4.500%	04/17/30			430	501,337
4.500%	10/26/46			450	528,799
4.625%	10/04/47			200	239,983
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes
6.250%	05/23/33			240	247,314
6.750%	03/13/48			200	196,320
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A
1.650%	03/03/33		EUR	160	169,486
3.125%	05/15/27		EUR	177	214,788
Sr. Unsec’d. Notes, 144A, MTN
2.050%	09/23/36		EUR	268	278,746
Sr. Unsec’d. Notes, EMTN
2.050%	09/23/36		EUR	167	173,696
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.200%	05/11/27			350	176,287
7.550%	03/28/30			200	101,189
7.850%	03/14/29			200	100,687
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.250%	03/13/25	(a)		400	369,355
4.250%	04/14/26			300	268,843

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
5.250%	03/13/30			300	$257,556
5.950%	01/15/31			400	358,292
6.375%	10/14/25			267	260,018
6.500%	09/20/33			332	301,895
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
0.000%(cc)	05/31/40			771	700,704
7.253%	03/15/33			400	353,284
7.375%	09/25/32			600	535,887
7.750%	09/01/23			250	244,441
7.750%	09/01/24			300	290,986
7.750%	09/01/25			465	445,520
7.750%	09/01/26			293	279,106
7.750%	09/01/27			384	363,860
Sr. Unsec’d. Notes, 144A
6.876%	05/21/29			420	372,996
7.253%	03/15/33			266	234,934
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
3.875%	07/02/40		UYU	3,654	94,089
4.375%	01/23/31			172	198,148
4.975%	04/20/55	(a)		662	868,877
5.100%	06/18/50			39	51,702
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes
4.800%	11/19/24			546	590,885

TOTAL SOVEREIGN BONDS (cost $51,544,142)					50,360,312

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.7%
Federal Home Loan Mortgage Corp.
2.500%	08/01/40			66	68,801
2.500%	10/01/51			74	76,460
2.500%	12/01/51			125	127,939
3.000%	11/01/42			92	97,453
3.000%	11/01/46			220	230,643
3.000%	12/01/46			74	77,313
3.000%	02/01/50			32	33,968
3.000%	06/01/50			35	36,798
3.500%	04/01/32			61	64,432
3.500%	08/01/32			111	118,394
3.500%	07/01/42			22	23,377
3.500%	08/01/46			105	112,824
3.500%	05/01/49			9	9,165
4.000%	01/01/40			216	237,125
4.500%	08/01/46			51	55,276
Federal National Mortgage Assoc.
1.500%	TBA			525	526,405
2.000%	TBA			1,075	1,100,720
2.000%	TBA			5,725	5,707,361
2.000%	01/01/51			15	15,241
2.000%	02/01/51			24	23,768
2.500%	TBA			675	697,691
2.500%	TBA			3,100	3,162,742
2.500%	TBA			125	127,213
2.500%	07/01/40			41	42,875
2.500%	11/01/46			21	21,926
2.500%	02/01/50			12	12,174

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	02/01/50	30	$30,229
2.500%	07/01/50	25	25,399
2.500%	07/01/50	41	42,454
2.500%	12/01/51	100	102,833
2.500%	12/01/51	150	153,566
3.000%	TBA	150	156,839
3.000%	TBA	1,175	1,217,257
3.000%	11/01/28	7	7,273
3.000%	09/01/32	102	107,386
3.000%	08/01/33	28	29,343
3.000%	11/01/46	101	105,817
3.000%	12/01/51	114	117,977
3.000%	12/01/51	175	183,984
3.500%	TBA	901	948,373
3.500%	03/01/42	138	148,670
3.500%	03/01/46	5	5,607
3.500%	04/01/46	67	71,940
3.500%	06/01/46	158	168,986
3.500%	12/01/47	31	33,362
3.500%	05/01/49	30	32,241
4.000%	TBA	450	478,651
4.000%	06/01/39	250	273,830
4.000%	03/01/45	148	162,825
4.000%	02/01/46	55	60,289
4.000%	04/01/46	52	56,657
5.000%	11/01/33	43	48,728
5.000%	06/01/40	47	53,397
5.000%	10/01/41	73	83,055
Government National Mortgage Assoc.
2.000%	TBA	350	353,160
2.500%	TBA	200	204,812
2.500%	08/20/51	74	75,347
2.500%	09/20/51	197	202,308
2.500%	11/20/51	299	306,667
3.000%	TBA	400	413,861
3.000%	06/20/46	96	99,957
3.000%	09/20/47	17	17,340
3.000%	06/20/51	117	121,605
3.000%	08/20/51	121	125,539
3.000%	11/20/51	149	154,967
3.500%	TBA	650	676,810
3.500%	01/15/42	91	97,999
3.500%	04/20/46	43	45,101
3.500%	05/20/46	108	113,995
4.000%	TBA	475	500,191
4.500%	04/20/49	49	51,354
5.000%	06/20/48	29	30,977

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $21,204,756)			21,307,042

U.S. TREASURY OBLIGATIONS — 2.4%
U.S. Treasury Bonds
1.125%	08/15/40	500	436,328
1.375%	11/15/40	1,450	1,320,406
1.625%	11/15/50	300	279,703
1.750%	08/15/41	650	629,789
2.375%	11/15/49	3,000	3,299,062
2.500%	02/15/46	850	939,516

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.500%	02/15/39	496	$621,860
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	01/15/23	399	412,052
0.125%	07/15/24	1,177	1,254,258
0.125%	01/15/31	436	487,334
0.375%	07/15/27	401	445,749
0.625%	01/15/26	1,886	2,072,138
0.750%	02/15/42	457	575,520
1.000%	02/15/48	426	596,312
1.375%	02/15/44	180	256,824
1.750%	01/15/28	730	875,793
2.125%	02/15/40	143	219,084
2.500%	01/15/29(k)	1,244	1,590,207
U.S. Treasury Notes
0.125%	12/31/22	3,275	3,264,894
0.375%	10/31/23	6,500	6,462,422
1.375%	01/31/22(k)	3,650	3,653,279

TOTAL U.S. TREASURY OBLIGATIONS (cost $29,421,121)			29,692,530

TOTAL LONG-TERM INVESTMENTS (cost $855,957,023)			1,103,779,225

		Shares
SHORT-TERM INVESTMENTS — 16.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)		152,751,852	152,751,852
PGIM Institutional Money Market Fund (cost $48,153,037; includes $48,149,862 of cash collateral for securities on loan)(b)(wa)		48,185,705	48,151,975

TOTAL SHORT-TERM INVESTMENTS (cost $200,904,889)			200,903,827

TOTAL INVESTMENTS—104.4% (cost $1,056,861,912)			1,304,683,052

Liabilities in excess of other assets(z) — (4.4)%			(55,580,875)

NET ASSETS — 100.0%			$1,249,102,177

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,329,163 and 0.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,974,641; cash collateral of $48,149,862 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
19	2 Year U.S. Treasury Notes	Mar. 2022	$4,145,266	$(1,397)
5	10 Year U.S. Treasury Notes	Mar. 2022	652,344	3,721
49	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	9,659,125	230,902
425	Mini MSCI EAFE Index	Mar. 2022	49,338,250	1,143,418
309	S&P 500 E-Mini Index	Mar. 2022	73,518,825	865,815

				2,242,459

Short Position:
69	10 Year U.S. Ultra Treasury Notes	Mar. 2022	10,104,187	(170,270)

				$2,072,189

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Chilean Peso,
Expiring 01/28/22	Barclays Bank PLC	CLP	7,029	$8,626	$8,219	$—	$(407)
Czech Koruna,
Expiring 01/14/22	JPMorgan Chase Bank, N.A.	CZK	6,270	286,041	286,590	549	—
Euro,
Expiring 01/14/22	Goldman Sachs International	EUR	195	220,840	222,069	1,229	—
Expiring 01/14/22	Goldman Sachs International	EUR	164	190,132	186,661	—	(3,471)
Expiring 01/14/22	Goldman Sachs International	EUR	64	72,234	72,500	266	—
Expiring 01/14/22	HSBC Bank PLC	EUR	342	387,472	389,475	2,003	—
Expiring 01/14/22	HSBC Bank PLC	EUR	100	115,619	113,624	—	(1,995)
Expiring 01/14/22	HSBC Bank PLC	EUR	35	39,647	40,066	419	—
Expiring 01/14/22	JPMorgan Chase Bank, N.A.	EUR	99	112,355	112,604	249	—
Expiring 01/14/22	JPMorgan Chase Bank, N.A.	EUR	82	95,744	93,347	—	(2,397)
Expiring 01/14/22	JPMorgan Chase Bank, N.A.	EUR	52	61,101	59,687	—	(1,414)
Expiring 01/14/22	JPMorgan Chase Bank, N.A.	EUR	42	48,448	47,311	—	(1,137)
Expiring 01/14/22	Morgan Stanley & Co. International PLC	EUR	102	118,564	116,408	—	(2,156)
Expiring 01/14/22	State Street Bank & Trust Company	EUR	95	107,404	108,143	739	—
Hungarian Forint,
Expiring 01/14/22	Citibank, N.A.	HUF	70,327	225,212	216,459	—	(8,753)
Indian Rupee,
Expiring 03/14/22	Barclays Bank PLC	INR	1,309	17,144	17,414	270	—
Israeli Shekel,
Expiring 01/14/22	BNP Paribas S.A.	ILS	752	232,441	241,892	9,451	—
Japanese Yen,
Expiring 01/04/22	HSBC Bank PLC	JPY	160,000	1,401,073	1,390,979	—	(10,094)
Expiring 01/04/22	HSBC Bank PLC	JPY	90,616	794,542	787,781	—	(6,761)

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/04/22	JPMorgan Chase Bank, N.A.	JPY	245,665	$2,152,747	$2,135,718	$—	$(17,029)
Expiring 01/04/22	JPMorgan Chase Bank, N.A.	JPY	130,000	1,139,936	1,130,170	—	(9,766)
Expiring 01/04/22	JPMorgan Chase Bank, N.A.	JPY	60,000	526,173	521,617	—	(4,556)
Kazakhstani Tenge,
Expiring 05/03/22	JPMorgan Chase Bank, N.A.	KZT	97,794	219,762	217,207	—	(2,555)
Mexican Peso,
Expiring 01/14/22	HSBC Bank PLC	MXN	2,283	111,674	111,234	—	(440)
Russian Ruble,
Expiring 01/31/22	Morgan Stanley & Co. International PLC	RUB	12,632	169,694	167,796	—	(1,898)
Expiring 01/31/22	Morgan Stanley & Co. International PLC	RUB	4,177	56,040	55,485	—	(555)
Expiring 04/25/22	Citibank, N.A.	RUB	4,275	58,646	55,676	—	(2,970)
Expiring 04/25/22	Goldman Sachs International	RUB	25,014	342,913	325,775	—	(17,138)
South African Rand,
Expiring 01/14/22	BNP Paribas S.A.	ZAR	1,579	106,184	98,885	—	(7,299)
Expiring 01/14/22	Goldman Sachs International	ZAR	2,266	140,990	141,918	928	—

				$9,559,398	$9,472,710	16,103	(102,791)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/03/22	Citibank, N.A.	BRL	919	$157,900	$162,530	$—	$(4,630)
Expiring 03/03/22	Merrill Lynch International	BRL	643	112,580	113,644	—	(1,064)
Czech Koruna,
Expiring 01/14/22	BNP Paribas S.A.	CZK	2,463	109,059	112,579	—	(3,520)
Euro,
Expiring 01/14/22	Goldman Sachs International	EUR	7,286	8,471,385	8,297,117	174,268	—
Expiring 01/14/22	Goldman Sachs International	EUR	118	136,202	134,380	1,822	—
Expiring 01/14/22	HSBC Bank PLC	EUR	155	175,478	176,220	—	(742)
Expiring 01/14/22	State Street Bank & Trust Company	EUR	228	264,838	259,650	5,188	—
Hungarian Forint,
Expiring 01/14/22	BNP Paribas S.A.	HUF	8,480	26,243	26,100	143	—
Expiring 01/14/22	HSBC Bank PLC	HUF	8,481	26,214	26,104	110	—
Expiring 01/14/22	JPMorgan Chase Bank, N.A.	HUF	16,900	52,287	52,016	271	—
Israeli Shekel,
Expiring 01/14/22	JPMorgan Chase Bank, N.A.	ILS	752	241,273	241,893	—	(620)
Japanese Yen,
Expiring 01/04/22	Merrill Lynch International	JPY	6,281	54,575	54,605	—	(30)
Expiring 01/04/22	State Street Bank & Trust Company	JPY	1,340,000	11,829,618	11,649,448	180,170	—
Kazakhstani Tenge,
Expiring 05/03/22	Citibank, N.A.	KZT	49,530	108,666	110,009	—	(1,343)
Expiring 05/03/22	Merrill Lynch International	KZT	48,264	105,726	107,198	—	(1,472)
Mexican Peso,
Expiring 01/14/22	BNP Paribas S.A.	MXN	2,236	101,262	108,951	—	(7,689)
Expiring 01/14/22	Goldman Sachs International	MXN	4,823	230,007	235,002	—	(4,995)
Russian Ruble,
Expiring 01/31/22	Citibank, N.A.	RUB	9,226	125,395	122,553	2,842	—
Expiring 01/31/22	Citibank, N.A.	RUB	8,590	114,112	114,104	8	—
Expiring 01/31/22	JPMorgan Chase Bank, N.A.	RUB	11,736	154,682	155,894	—	(1,212)
Expiring 01/31/22	JPMorgan Chase Bank, N.A.	RUB	5,841	77,673	77,588	85	—
Expiring 04/25/22	Goldman Sachs International	RUB	6,686	87,037	87,077	—	(40)
Expiring 04/25/22	Goldman Sachs International	RUB	4,018	51,401	52,329	—	(928)

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand,
Expiring 01/14/22	State Street Bank & Trust Company	ZAR 6,808	$442,322	$426,408	$15,914	$—

			$23,255,935	$22,903,399	380,821	(28,285)

					$396,924	$(131,076)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Bank of America, N.A.	$—	$236,212
Goldman Sachs & Co. LLC	—	11,808,146

Total	$—	$12,044,358

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$668,253,279	$204,824,594	$1,329,163
Preferred Stock	—	786,785	—
Warrants	9,426	—	—
Asset-Backed Securities
Automobiles.	—	502,952	—
Collateralized Loan Obligations	—	9,619,527	—
Other	—	1,870,440	—
Small Business Loan	—	80,367	—
Commercial Mortgage-Backed Securities	—	11,730,507	—
Corporate Bonds	—	102,463,431	—
Municipal Bonds	—	832,645	—
Residential Mortgage-Backed Securities	—	116,225	—
Sovereign Bonds	—	50,360,312	—
U.S. Government Agency Obligations	—	21,307,042	—
U.S. Treasury Obligations	—	29,692,530	—
Short-Term Investments
Affiliated Mutual Funds	200,903,827	—	—

Total	$869,166,532	$434,187,357	$1,329,163

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$2,243,856	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	396,924	—

Total	$2,243,856	$396,924	$—

Liabilities
Futures Contracts	$(171,667)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(131,076)	—

Total	$(171,667)	$(131,076)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (3.9% represents investments purchased with collateral from securities on loan)	16.1%
Equity Real Estate Investment Trusts (REITs)	5.7
Software	5.4
Banks	5.1
Sovereign Bonds	4.0
Insurance	3.1
IT Services	3.0
Capital Markets	3.0
Chemicals	2.9
Life Sciences Tools & Services	2.8
Semiconductors & Semiconductor Equipment	2.7
U.S. Treasury Obligations	2.4
Pharmaceuticals	2.4
Interactive Media & Services	2.3
Professional Services	2.2
Health Care Equipment & Supplies	2.0
U.S. Government Agency Obligations	1.7
Machinery	1.6
Oil, Gas & Consumable Fuels	1.4
Electrical Equipment	1.4
Internet & Direct Marketing Retail	1.3
Hotels, Restaurants & Leisure	1.3
Building Products	1.3
Textiles, Apparel & Luxury Goods	1.2
Food Products	1.1
Oil & Gas	1.1
Electric Utilities	1.1
Beverages	1.0
Electric	1.0
Real Estate Management & Development	1.0
Entertainment	1.0
Commercial Mortgage-Backed Securities	0.9
Specialty Retail	0.9
Aerospace & Defense	0.9
Health Care Providers & Services	0.9
Technology Hardware, Storage & Peripherals	0.9
Media	0.9
Road & Rail	0.8
Collateralized Loan Obligations	0.8

Electronic Equipment, Instruments & Components	0.7%
Multi-Utilities	0.7
Household Products	0.6
Diversified Financial Services	0.6
Industrial Conglomerates	0.6
Commercial Services & Supplies	0.5
Containers & Packaging	0.5
Pipelines	0.5
Consumer Finance	0.4
Auto Components	0.4
Distributors	0.4
Metals & Mining	0.4
Real Estate Investment Trusts (REITs)	0.4
Construction Materials	0.4
Biotechnology	0.4
Diversified Telecommunication Services	0.3
Food & Staples Retailing	0.3
Personal Products	0.3
Wireless Telecommunication Services	0.3
Household Durables	0.3
Tobacco	0.3
Diversified Consumer Services	0.2
Telecommunications	0.2
Trading Companies & Distributors	0.2
Leisure Products	0.2
Gas Utilities	0.2
Airlines	0.2
Multiline Retail	0.2
Foods	0.2
Internet	0.2
Transportation	0.2
Other	0.2
Communications Equipment	0.1
Building Materials	0.1
Mining	0.1
Healthcare-Services	0.1
Gas	0.1
Lodging	0.1
Automobiles	0.1
Energy-Alternate Sources	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Packaging & Containers	0.1%
Independent Power & Renewable Electricity Producers	0.1
Healthcare-Products	0.1
Semiconductors	0.1
Energy Equipment & Services	0.1
Construction & Engineering	0.1
Auto Manufacturers	0.1
Electronics	0.1
Commercial Services	0.1
Municipal Bonds	0.1
Thrifts & Mortgage Finance	0.1
Engineering & Construction	0.1
Health Care Technology	0.1
Machinery-Diversified	0.1
Investment Companies	0.1
Retail	0.0	*
Computers	0.0	*
Iron/Steel	0.0	*
Real Estate	0.0	*

Mortgage Real Estate Investment Trusts (REITs)	0.0	*%
Agriculture	0.0	*
Paper & Forest Products	0.0	*
Transportation Infrastructure	0.0	*
Multi-National	0.0	*
Water	0.0	*
Trucking & Leasing	0.0	*
Distribution/Wholesale	0.0	*
Oil & Gas Services	0.0	*
Residential Mortgage-Backed Securities	0.0	*
Food Service	0.0	*
Small Business Loan	0.0	*

	104.4
Liabilities in excess of other assets	(4.4)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$2,009,233*	—	$ —
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	396,924	Unrealized depreciation on OTC forward foreign currency exchange contracts	131,076
Interest rate contracts	Due from/to broker-variation margin futures	234,623*	Due from/to broker-variation margin futures	171,667	*

		$2,640,780		$302,743

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts
Equity contracts	$23,901,195	$—
Foreign exchange contracts.	—	275,549
Interest rate contracts	206,371	—

Total	$24,107,566	$275,549

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts
Equity contracts	$(578,953)	$—
Foreign exchange contracts	—	239,692
Interest rate contracts	49,877	—

Total.	$(529,076)	$239,692

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)
$130,717,580	$8,615,384	$6,449,139

	Forward Foreign Currency Exchange Contracts—Sold(2)
	$14,662,793

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$46,974,641	$(46,974,641)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Bank PLC	$270	$(407)	$(137)	$—	$(137)
BNP Paribas S.A.	9,594	(18,508)	(8,914)	—	(8,914)
Citibank, N.A.	2,850	(17,696)	(14,846)	—	(14,846)
Goldman Sachs International	178,513	(26,572)	151,941	(151,941)	—
HSBC Bank PLC	2,532	(20,032)	(17,500)	—	(17,500)
JPMorgan Chase Bank, N.A.	1,154	(40,686)	(39,532)	—	(39,532)
Merrill Lynch International	—	(2,566)	(2,566)	—	(2,566)
Morgan Stanley & Co. International
PLC	—	(4,609)	(4,609)	—	(4,609)
State Street Bank & Trust Company	202,011	—	202,011	—	202,011

	$396,924	$(131,076)	$265,848	$(151,941)	$113,907

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST MFS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $46,974,641:
Unaffiliated investments (cost $855,957,023)	$1,103,779,225
Affiliated investments (cost $200,904,889)	200,903,827
Foreign currency, at value (cost $5,857,804)	5,784,519
Cash	3,463
Dividends and interest receivable	3,064,920
Tax reclaim receivable	670,903
Receivable for investments sold	658,515
Unrealized appreciation on OTC forward foreign currency exchange contracts	396,924
Due from broker-variation margin futures	59,438
Receivable for Portfolio shares sold	48,581
Receivable from affiliate	3,972
Prepaid expenses and other assets	276,915

Total Assets	1,315,651,202

LIABILITIES
Payable to broker for collateral for securities on loan	48,149,862
Payable for investments purchased	17,090,581
Management fee payable.	350,314
Due to broker-variation margin futures	240,063
Payable to affiliate	184,276
Foreign capital gains tax liability accrued	161,470
Accrued expenses and other liabilities	148,333
Unrealized depreciation on OTC forward foreign currency exchange contracts	131,076
Payable for Portfolio shares purchased	57,564
Distribution fee payable	34,225
Trustees’ fees payable	810
Affiliated transfer agent fee payable	451

Total Liabilities	66,549,025

NET ASSETS	$1,249,102,177

Net assets were comprised of:
Partners’ Equity	$1,249,102,177

Net asset value and redemption price per share, $1,249,102,177 / 56,834,165 outstanding shares of beneficial interest	$21.98

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $648,227 foreign withholding tax, of which $85,839 is reimbursable by an affiliate)	$11,967,596
Interest income (net of $9,620 foreign withholding tax)	7,738,097
Affiliated dividend income	205,954
Income from securities lending, net (including affiliated income of $32,601)	121,624

Total income	20,033,271

EXPENSES
Management fee	8,128,909
Distribution fee	3,055,138
Custodian and accounting fees	212,709
Audit fee	48,800
Trustees’ fees	25,360
Legal fees and expenses	25,137
Shareholders’ reports	17,255
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,399
Miscellaneous	70,426

Total expenses	11,591,133
Less: Fee waiver and/or expense reimbursement	(54,992)

Net expenses	11,536,141

NET INVESTMENT INCOME (LOSS)	8,497,130

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(16,577)) (net of foreign capital gains taxes $(121,642))	93,228,592
Futures transactions	24,107,566
Forward currency contract transactions	275,549
Foreign currency transactions	(182,330)

117,429,377

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,752) (net of change in foreign capital gains taxes $124,320)	42,299,379
Futures	(529,076)
Forward currency contracts	239,692
Foreign currencies	(116,185)

41,893,810

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	159,323,187

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$167,820,317

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$8,497,130	$8,192,118
Net realized gain (loss) on investment and foreign currency transactions	117,429,377	(46,838,863)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	41,893,810	125,245,052

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	167,820,317	86,598,307

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,492,942 and 42,076,246 shares, respectively]	30,779,429	623,812,856
Portfolio shares purchased [5,566,168 and 37,712,028 shares, respectively]	(115,167,816)	(529,601,295)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	(84,388,387)	94,211,561

TOTAL INCREASE (DECREASE)	83,431,930	180,809,868
NET ASSETS:
Beginning of year	1,165,670,247	984,860,379

End of year	$1,249,102,177	$1,165,670,247

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 85.2%
COMMON STOCKS — 53.1%
Aerospace & Defense — 0.5%
Aerojet Rocketdyne Holdings, Inc.(a)	32,406	$1,515,305
Boeing Co. (The)*	104,279	20,993,448
BWX Technologies, Inc.	49,083	2,350,094
HEICO Corp. (Class A Stock)	15,466	1,987,690
Kratos Defense & Security Solutions, Inc.*	46,755	907,047
L3Harris Technologies, Inc.	77,573	16,541,667
Meggitt PLC (United Kingdom)*	897,125	8,946,886
Raytheon Technologies Corp.	54,201	4,664,538
Safran SA (France)	101,965	12,471,435
Textron, Inc.	261,321	20,173,981
TransDigm Group, Inc.*	5,661	3,601,981
Triumph Group, Inc.*	241,656	4,477,886

		98,631,958

Air Freight & Logistics — 0.3%
FedEx Corp.	93,366	24,148,182
GXO Logistics, Inc.*	5,786	525,543
United Parcel Service, Inc. (Class B Stock)	203,674	43,655,485

		68,329,210

Airlines — 0.1%
Allegiant Travel Co.*	14,860	2,779,414
Southwest Airlines Co.*(a)	181,708	7,784,371
United Airlines Holdings, Inc.*(a)	115,546	5,058,604

		15,622,389

Auto Components — 0.4%
Aptiv PLC*(a)	74,803	12,338,755
Autoliv, Inc. (Sweden), SDR	102,038	10,569,964
Denso Corp. (Japan)	164,300	13,614,940
Gentherm, Inc.*	35,201	3,058,967
LCI Industries(a)	6,821	1,063,189
Magna International, Inc. (Canada)(a)	393,255	31,830,060
Stanley Electric Co. Ltd. (Japan)	306,300	7,672,206
Stoneridge, Inc.*	37,150	733,341
Sumitomo Rubber Industries Ltd. (Japan)	337,800	3,441,842
Visteon Corp.*	7,552	839,329

		85,162,593

Automobiles — 0.9%
Ferrari NV (Italy) (SGMX)	4,943	1,282,140
Ferrari NV (Italy) (NYSE)(a)	31,087	8,045,937
General Motors Co.*	153,718	9,012,486
Honda Motor Co. Ltd. (Japan)	197,600	5,597,284
Lucid Group, Inc.*(a)	37,549	1,428,740
Rivian Automotive, Inc. (Class A Stock)*(a)	284,429	29,492,443
Suzuki Motor Corp. (Japan)	257,600	9,916,252
Tesla, Inc.*(a)	80,306	84,865,775
Toyota Motor Corp. (Japan)	2,048,800	37,608,556

		187,249,613

	Shares	Value
COMMON STOCKS (continued)
Banks — 2.9%
Australia & New Zealand Banking Group Ltd. (Australia)	576,008	$11,528,988
Bank of America Corp.	1,336,752	59,472,097
BankUnited, Inc.	98,008	4,146,719
BNP Paribas SA (France)	240,595	16,641,170
Citigroup, Inc.	407,538	24,611,220
Citizens Financial Group, Inc.	333,289	15,747,905
Close Brothers Group PLC (United Kingdom)	239,250	4,540,763
DBS Group Holdings Ltd. (Singapore)	412,962	10,005,076
Dime Community Bancshares, Inc.	12,730	447,587
DNB Bank ASA (Norway)	1,224,603	28,022,347
East West Bancorp, Inc.	68,469	5,387,141
Erste Group Bank AG (Austria)	289,344	13,607,416
Fifth Third Bancorp	865,748	37,703,325
Home BancShares, Inc.	121,184	2,950,830
Huntington Bancshares, Inc.	1,967,782	30,343,198
ING Groep NV (Netherlands)	1,909,706	26,693,333
Intesa Sanpaolo SpA (Italy)	3,265,508	8,435,121
JPMorgan Chase & Co.	139,277	22,054,513
Lloyds Banking Group PLC (United Kingdom)	20,278,620	13,131,348
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,962,000	10,641,221
National Bank Holdings Corp. (Class A Stock)	17,318	760,953
National Bank of Canada (Canada)	319,283	24,342,189
Pacific Premier Bancorp, Inc.	99,041	3,964,611
Pinnacle Financial Partners, Inc.	51,000	4,870,500
PNC Financial Services Group, Inc. (The)	129,898	26,047,147
Popular, Inc. (Puerto Rico)	60,211	4,939,710
Seacoast Banking Corp. of Florida	109,298	3,868,056
Signature Bank	52,501	16,982,499
Standard Chartered PLC (United Kingdom)	856,171	5,188,240
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	237,881	7,950,504
Svenska Handelsbanken AB (Sweden) (Class A Stock)	1,289,197	13,952,868
United Overseas Bank Ltd. (Singapore)	856,800	17,099,313
Webster Financial Corp.	88,475	4,940,444
Wells Fargo & Co.	1,818,914	87,271,494
Westamerica BanCorp	20,706	1,195,357
Western Alliance Bancorp	52,630	5,665,620

		575,150,823

Beverages — 0.9%
Boston Beer Co., Inc. (The) (Class A Stock)*	3,995	2,017,875
Coca-Cola Co. (The)	830,908	49,198,063
Constellation Brands, Inc. (Class A Stock)(a)	83,919	21,061,151
Diageo PLC (United Kingdom)	429,351	23,450,898
Keurig Dr. Pepper, Inc.	530,437	19,551,908
Kirin Holdings Co. Ltd. (Japan)	439,000	7,051,754
Monster Beverage Corp.*	146,605	14,079,944

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Beverages (cont’d.)
PepsiCo, Inc.	192,696	$33,473,222

		169,884,815

Biotechnology — 0.9%
AbbVie, Inc.(a)	539,192	73,006,597
ACADIA Pharmaceuticals, Inc.*	48,721	1,137,148
Agios Pharmaceuticals, Inc.*(a)	31,620	1,039,349
Alkermes PLC*	91,961	2,139,013
Alnylam Pharmaceuticals, Inc.*	29,233	4,957,332
Amgen, Inc.	105,957	23,837,146
Apellis Pharmaceuticals, Inc.*	10,962	518,283
Biogen, Inc.*	13,639	3,272,269
BioMarin Pharmaceutical, Inc.*	35,359	3,123,968
Blueprint Medicines Corp.*	18,786	2,012,168
Denali Therapeutics, Inc.*	23,508	1,048,457
Exact Sciences Corp.*(a)	22,956	1,786,665
Exelixis, Inc.*	165,895	3,032,561
Fate Therapeutics, Inc.*	18,270	1,068,978
Global Blood Therapeutics, Inc.*(a)	60,049	1,757,634
Horizon Therapeutics PLC*	17,052	1,837,524
IGM Biosciences, Inc.*	974	28,567
Insmed, Inc.*(a)	113,956	3,104,161
Intellia Therapeutics, Inc.*(a)	8,161	964,957
Ionis Pharmaceuticals, Inc.*	41,334	1,257,794
Iovance Biotherapeutics, Inc.*	29,476	562,697
Karuna Therapeutics, Inc.*(a)	12,058	1,579,598
Moderna, Inc.*	44,433	11,285,093
Neurocrine Biosciences, Inc.*	45,676	3,890,225
Novavax, Inc.*(a)	7,552	1,080,465
Regeneron Pharmaceuticals, Inc.*	14,309	9,036,420
Rocket Pharmaceuticals, Inc.*(a)	18,879	412,129
Scholar Rock Holding Corp.*(a)	24,360	605,102
Seagen, Inc.*	17,782	2,749,097
TG Therapeutics, Inc.*	23,264	442,016
Ultragenyx Pharmaceutical, Inc.*	47,707	4,011,682
Vertex Pharmaceuticals, Inc.*	52,963	11,630,675
Xencor, Inc.*	41,535	1,666,384

		179,882,154

Building Products — 0.1%
Armstrong World Industries, Inc.(a)	39,342	4,568,393
Gibraltar Industries, Inc.*	51,522	3,435,487
Insteel Industries, Inc.	52,984	2,109,293
ROCKWOOL International A/S (Denmark) (Class B Stock)	1,312	573,614
Trex Co., Inc.*	19,245	2,598,653

		13,285,440

Capital Markets — 1.5%
Apollo Global Management, Inc.	95,721	6,933,072
Bank of New York Mellon Corp. (The)	142,476	8,275,006
Blackstone, Inc.	83,880	10,853,233
Bridgepoint Group PLC (United Kingdom), 144A*	1,174,518	7,899,205
Cboe Global Markets, Inc.	77,229	10,070,662
Charles Schwab Corp. (The)	404,186	33,992,043
CME Group, Inc.	131,889	30,131,361
Goldman Sachs Group, Inc. (The)	95,718	36,616,921

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
Intercontinental Exchange, Inc.	172,859	$23,641,925
Invesco Ltd.	159,298	3,667,040
Julius Baer Group Ltd. (Switzerland)	230,650	15,395,169
KKR & Co., Inc.	295,556	22,018,922
Lazard Ltd. (Class A Stock)(a)	71,664	3,126,700
Macquarie Group Ltd. (Australia)	103,859	15,491,982
MarketAxess Holdings, Inc.	12,091	4,972,666
Morgan Stanley	214,412	21,046,682
S&P Global, Inc.	9,207	4,345,059
State Street Corp.	112,544	10,466,592
Tradeweb Markets, Inc. (Class A Stock)	69,712	6,980,960
Virtus Investment Partners, Inc.	15,329	4,554,246
XP, Inc. (Brazil) (Class A Stock)*	208,715	5,998,469

		286,477,915

Chemicals — 1.3%
Air Liquide SA (France)	104,298	18,193,122
Air Products & Chemicals, Inc.(a)	86,152	26,212,607
Akzo Nobel NV (Netherlands)	157,711	17,310,082
Albemarle Corp.	31,022	7,252,013
Asahi Kasei Corp. (Japan)	1,229,500	11,558,256
Axalta Coating Systems Ltd.*	54,689	1,811,300
BASF SE (Germany)	198,268	13,963,279
CF Industries Holdings, Inc.(a)	55,137	3,902,597
Covestro AG (Germany), 144A	179,902	11,035,672
Croda International PLC (United Kingdom)	5,517	756,023
Element Solutions, Inc.	165,325	4,014,091
Hexpol AB (Sweden)	46,289	621,737
International Flavors & Fragrances, Inc.(a)	62,169	9,365,760
Johnson Matthey PLC (United Kingdom)	431,111	11,927,108
Koninklijke DSM NV (Netherlands)	4,162	937,689
Linde PLC (United Kingdom) (NYSE)	63,614	22,037,798
Linde PLC (United Kingdom) (BATE)	65,400	22,724,488
Minerals Technologies, Inc.	32,441	2,373,059
PPG Industries, Inc.	7,101	1,224,496
Quaker Chemical Corp.(a)	8,202	1,892,858
RPM International, Inc.	154,346	15,588,946
Sherwin-Williams Co. (The)(a)	103,052	36,290,792
Shin-Etsu Chemical Co. Ltd. (Japan)	2,500	432,550
Tosoh Corp. (Japan)	108,000	1,605,979
Umicore SA (Belgium)	206,795	8,425,289

		251,457,591

Commercial Services & Supplies — 0.2%
HNI Corp.	73,690	3,098,664
IAA, Inc.*(a)	26,553	1,344,113
KAR Auction Services, Inc.*	183,922	2,872,862
MSA Safety, Inc.(a)	11,084	1,673,241
Stericycle, Inc.*(a)	44,193	2,635,670
Waste Connections, Inc.	134,843	18,375,056
		29,999,606
Communications Equipment — 0.4%
Bluescape Opportunities Acquisition Corp., UTS*	13,859	140,807

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Communications Equipment (cont’d.)
Ciena Corp.*	25,100	$1,931,947
Cisco Systems, Inc.(a)	703,749	44,596,574
Harmonic, Inc.*	60,901	716,196
Motorola Solutions, Inc.	65,022	17,666,477
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	2,009,173	22,040,707

		87,092,708

Construction & Engineering — 0.0%
Quanta Services, Inc.(a)	5,461	626,158
Valmont Industries, Inc.	9,501	2,380,001
WillScot Mobile Mini Holdings Corp.*	98,207	4,010,774

		7,016,933

Construction Materials — 0.1%
Martin Marietta Materials, Inc.(a)	6,830	3,008,752
Vulcan Materials Co.	68,473	14,213,625

		17,222,377

Consumer Finance — 0.0%
Ally Financial, Inc.	31,770	1,512,570
PRA Group, Inc.*	16,322	819,528
PROG Holdings, Inc.*	11,937	538,478
SLM Corp.	134,226	2,640,225
SoFi Technologies, Inc.*(a)	35,100	554,931
Upstart Holdings, Inc.*	6,218	940,783

		7,006,515

Containers & Packaging — 0.4%
Amcor PLC, CDI	759,385	9,156,813
Ardagh Metal Packaging SA*	11,145	100,639
Avery Dennison Corp.	3,711	803,691
Ball Corp.	199,117	19,168,994
Graphic Packaging Holding Co.	149,695	2,919,052
International Paper Co.	159,737	7,504,444
Mayr Melnhof Karton AG (Austria)	2,324	468,116
Myers Industries, Inc.	175,152	3,504,792
Packaging Corp. of America(a)	66,874	9,104,895
Sealed Air Corp.	273,441	18,449,064
Verallia SA (France), 144A	24,726	871,341
Westrock Co.	88,133	3,909,580

		75,961,421

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.*	28,258	3,557,117
Service Corp. International(a)	71,757	5,094,030
Terminix Global Holdings, Inc.*	69,549	3,145,701

		11,796,848

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc. (Class B Stock)*	252,476	75,490,324
Challenger Ltd. (Australia)	1,079,539	5,118,394
Element Fleet Management Corp. (Canada)(a)	1,448,002	14,743,876
Equitable Holdings, Inc.	598,359	19,620,192
Mitsubishi HC Capital, Inc. (Japan)	1,059,000	5,231,337

	Shares	Value
COMMON STOCKS (continued)
Diversified Financial Services (cont’d.)
Voya Financial, Inc.(a)	242,105	$16,053,982

		136,258,105

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	892,753	21,961,724
Cellnex Telecom SA (Spain), 144A	7,794	453,327
KT Corp. (South Korea)	260,372	6,624,988
Liberty Global PLC (United Kingdom) (Class C Stock)*	108,321	3,042,737
Nippon Telegraph & Telephone Corp. (Japan)	1,524,300	41,755,702
Telecom Italia SpA (Italy), RSP	11,219,454	5,323,983
Verizon Communications, Inc.	365,763	19,005,045

		98,167,506

Electric Utilities — 0.5%
Eversource Energy	163,045	14,833,834
Iberdrola SA (Spain)	43,206	511,276
IDACORP, Inc.	24,414	2,766,350
MGE Energy, Inc.(a)	6,090	500,902
NextEra Energy, Inc.	443,984	41,450,346
OGE Energy Corp.	52,465	2,013,607
PG&E Corp.*	95,006	1,153,373
Southern Co. (The)	408,832	28,037,699
Xcel Energy, Inc.	244,480	16,551,296

		107,818,683

Electrical Equipment — 0.5%
ABB Ltd. (Switzerland)	656,459	25,070,050
Hubbell, Inc.	17,385	3,620,774
Legrand SA (France)	119,462	13,990,110
Mitsubishi Electric Corp. (Japan)	1,654,800	21,028,151
Plug Power, Inc.*(a)	118,634	3,349,038
Prysmian SpA (Italy)	435,471	16,384,967
Schneider Electric SE	5,233	1,027,110
Sensata Technologies Holding PLC*	59,440	3,666,854
Shoals Technologies Group, Inc. (Class A Stock)*(a)	66,198	1,608,611
Sunrun, Inc.*(a)	101,744	3,489,819
Thermon Group Holdings, Inc.*	36,906	624,819

		93,860,303

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp. (Class A Stock)	255,552	22,350,578
Belden, Inc.	80,207	5,272,006
CDW Corp.	39,019	7,990,311
Cognex Corp.	62,363	4,849,347
Coherent, Inc.*	2,680	714,327
Hamamatsu Photonics KK (Japan)	207,800	13,243,733
Keysight Technologies, Inc.*	20,238	4,179,349
Largan Precision Co. Ltd. (Taiwan)	57,000	5,084,063
Littelfuse, Inc.	17,049	5,364,979
Murata Manufacturing Co. Ltd. (Japan)	211,500	16,806,814
National Instruments Corp.(a)	68,538	2,993,055
Omron Corp. (Japan)	106,700	10,626,818
Teledyne Technologies, Inc.*	37,793	16,511,384
Trimble, Inc.*	3,475	302,985

		116,289,749

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Energy Equipment & Services — 0.2%
Cactus, Inc. (Class A Stock)	14,233	$542,704
ChampionX Corp.*	21,395	432,393
Enerflex Ltd. (Canada)	74,631	451,934
Halliburton Co.	797,230	18,232,650
NexTier Oilfield Solutions, Inc.*	835,078	2,964,527
TechnipFMC PLC (United Kingdom)*(a)	476,293	2,819,655
Tidewater, Inc.*	69,385	743,113
Worley Ltd. (Australia)	1,373,062	10,641,547

		36,828,523

Entertainment — 0.6%
AMC Entertainment Holdings, Inc. (Class A Stock)*(a)	38,563	1,048,914
Electronic Arts, Inc.	71,582	9,441,666
Liberty Media Corp.-Liberty Formula One (Class C Stock) *	85,509	5,407,589
Netflix, Inc.*	91,341	55,027,472
Playtika Holding Corp.*(a)	285,813	4,941,707
Roku, Inc.*	14,007	3,196,397
Walt Disney Co. (The)*	195,260	30,243,821
Warner Music Group Corp. (Class A Stock)	39,812	1,719,082
Zynga, Inc. (Class A Stock)*	214,872	1,375,181

		112,401,829

Equity Real Estate Investment Trusts (REITs) — 1.9%
Acadia Realty Trust	306,148	6,683,211
Agree Realty Corp.	298	21,265
Alexandria Real Estate Equities, Inc.	52,763	11,764,038
American Campus Communities, Inc.	44,017	2,521,734
American Tower Corp.	90,703	26,530,627
Apartment Income REIT Corp.	27,281	1,491,452
Apple Hospitality REIT, Inc.	149,578	2,415,685
AvalonBay Communities, Inc.	70,177	17,726,008
Big Yellow Group PLC (United Kingdom)	18,140	419,912
Camden Property Trust	129,299	23,103,145
Canadian Apartment Properties REIT (Canada)	12,641	599,197
CapitaLand Integrated Commercial Trust (Singapore)	433,500	656,397
CubeSmart	179,627	10,222,573
Daiwa House Logistics Trust (Singapore)*	574,200	341,125
Daiwa Office Investment Corp. (Japan)	128	778,715
Derwent London PLC (United Kingdom)	21,141	977,878
Digital Core REIT Management Pte Ltd. (Singapore)*	755,600	876,496
Douglas Emmett, Inc.	180,732	6,054,522
EastGroup Properties, Inc.	33,243	7,574,418
EPR Properties	2,235	106,140
Equinix, Inc.	29,282	24,767,887
Equity LifeStyle Properties, Inc.	149,615	13,115,251
Equity Residential	140,717	12,734,888
Essential Properties Realty Trust, Inc.	3,867	111,486
Essex Property Trust, Inc.	34,260	12,067,400
Federal Realty Investment Trust	10,023	1,366,335
First Industrial Realty Trust, Inc.	49,965	3,307,683

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Gecina SA (France)	2,431	$340,160
Goodman Group (Australia)	68,125	1,314,431
Great Portland Estates PLC (United Kingdom)	1,237,515	12,196,124
Healthcare Realty Trust, Inc.	90,193	2,853,707
Healthcare Trust of America, Inc. (Class A Stock)	40,015	1,336,101
Highwoods Properties, Inc.	17,009	758,431
Hoshino Resorts REIT, Inc. (Japan)	42	238,448
Host Hotels & Resorts, Inc.*	38,352	666,941
Industrial & Infrastructure Fund Investment Corp. (Japan)	379	731,038
Inmobiliaria Colonial Socimi SA (Spain)	35,630	334,315
Innovative Industrial Properties, Inc.	168	44,169
Invitation Homes, Inc.	54,811	2,485,131
JBG SMITH Properties	83,069	2,384,911
Kilroy Realty Corp.	29,684	1,972,799
Kimco Realty Corp.	74,181	1,828,562
LXP Industrial Trust(a)	1,968	30,740
Mitsui Fudosan Logistics Park, Inc. (Japan)	120	673,013
National Retail Properties, Inc.	2,803	134,740
Orion Office REIT, Inc.*	856	15,982
Pebblebrook Hotel Trust(a)	95,327	2,132,465
PotlatchDeltic Corp.	67,848	4,085,807
Prologis, Inc.	268,582	45,218,466
PS Business Parks, Inc.	28,396	5,229,691
Public Storage	21,668	8,115,966
Rayonier, Inc.	58,943	2,378,939
Realty Income Corp.	10,206	730,648
Regency Centers Corp.	28,461	2,144,536
Rexford Industrial Realty, Inc.	111,570	9,049,443
Saul Centers, Inc.	34,348	1,821,131
SBA Communications Corp.	8,095	3,149,117
Scentre Group (Australia)	4,319,546	9,946,836
Simon Property Group, Inc.	48,921	7,816,108
SL Green Realty Corp.(a)	17,690	1,268,373
Spirit Realty Capital, Inc.	940	45,299
STORE Capital Corp.	5,566	191,470
Summit Industrial Income REIT (Canada)(a)	103,771	1,927,838
Sun Communities, Inc.(a)	33,265	6,984,652
Sunstone Hotel Investors, Inc.*	121,978	1,430,802
Terreno Realty Corp.	103,063	8,790,243
UNITE Group PLC (The) (United Kingdom)	25,225	379,456
VICI Properties, Inc.(a)	33,739	1,015,881
Welltower, Inc.	258,998	22,214,258
Weyerhaeuser Co.	38,256	1,575,382
WP Carey, Inc.	24,932	2,045,671

		368,363,689

Food & Staples Retailing — 0.5%
Casey’s General Stores, Inc.(a)	18,514	3,653,738
Costco Wholesale Corp.	78,936	44,811,967
Seven & i Holdings Co. Ltd. (Japan)	459,600	20,199,098
Sprouts Farmers Market, Inc.*	79,379	2,355,969
Walmart, Inc.	114,003	16,495,094

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (cont’d.)
Welcia Holdings Co. Ltd. (Japan)	197,400	$6,148,801

		93,664,667

Food Products — 0.9%
Barry Callebaut AG (Switzerland)	4,317	10,492,814
Bunge Ltd.	46,005	4,295,027
Conagra Brands, Inc.(a)	134,822	4,604,171
Darling Ingredients, Inc.*	65,915	4,567,250
Freshpet, Inc.*	11,015	1,049,399
Mondelez International, Inc. (Class A Stock)	439,798	29,163,005
Mowi ASA (Norway), ADR	54,865	1,301,617
Mriya Agro Holding PLC (Ukraine)*^	1,223	17
Mriya Recovery Certificates (Ukraine)*^	1,359,527	15,478
Nestle SA (Switzerland)	611,351	85,561,765
Post Holdings, Inc.*(a)	33,130	3,734,745
Sanderson Farms, Inc.	986	188,405
TreeHouse Foods, Inc.*	63,459	2,571,993
Tyson Foods, Inc. (Class A Stock)	118,891	10,362,540
Wilmar International Ltd. (China)	4,258,600	13,126,632

		171,034,858

Gas Utilities — 0.1%
Atmos Energy Corp.(a)	28,570	2,993,279
Beijing Enterprises Holdings Ltd. (China)	1,225,000	4,229,318
Chesapeake Utilities Corp.	12,448	1,815,043
National Fuel Gas Co.(a)	24,360	1,557,578
ONE Gas, Inc.	18,755	1,455,200
Southwest Gas Holdings, Inc.(a)	28,776	2,015,759

		14,066,177

Health Care Equipment & Supplies — 1.2%
Abbott Laboratories	183,368	25,807,212
Alcon, Inc. (Switzerland)	82,450	7,272,166
Atrion Corp.	2,923	2,060,423
Avanos Medical, Inc.*	86,845	3,010,916
Becton, Dickinson & Co.(a)	147,675	37,137,309
Cooper Cos., Inc. (The)	7,940	3,326,384
Elekta AB (Sweden) (Class B Stock)	796,427	10,091,247
Envista Holdings Corp.*(a)	73,505	3,312,135
Hologic, Inc.*	131,638	10,078,205
ICU Medical, Inc.*	7,308	1,734,481
Insulet Corp.*	5,608	1,492,120
Intuitive Surgical, Inc.*	153,632	55,199,978
Koninklijke Philips NV (Netherlands)	535,616	19,961,700
Masimo Corp.*	3,410	998,380
Medtronic PLC	72,261	7,475,400
Nevro Corp.*	10,597	859,099
Novocure Ltd.*	10,597	795,623
Penumbra, Inc.*(a)	16,200	4,654,584
Quidel Corp.*(a)	7,476	1,009,185
Shockwave Medical, Inc.*	10,597	1,889,763
Siemens Healthineers AG (Germany), 144A	295,613	22,114,915
Stryker Corp.(a)	89,086	23,823,378

		244,104,603

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services — 1.1%
Acadia Healthcare Co., Inc.*(a)	78,684	$4,776,119
Amedisys, Inc.*	4,385	709,844
Anthem, Inc.	55,694	25,816,397
Centene Corp.*	182,563	15,043,191
Cigna Corp.	44,527	10,224,735
CVS Health Corp.	154,874	15,976,802
Fresenius SE & Co. KGaA (Germany)	378,239	15,213,927
Guardant Health, Inc.*(a)	14,982	1,498,500
HCA Healthcare, Inc.	54,964	14,121,351
Humana, Inc.(a)	39,799	18,461,164
McKesson Corp.	14,281	3,549,828
Molina Healthcare, Inc.*	21,141	6,724,529
Pennant Group, Inc. (The)*	10,475	241,763
Select Medical Holdings Corp.	125,213	3,681,262
UnitedHealth Group, Inc.	173,393	87,067,561
US Physical Therapy, Inc.	4,872	465,520

		223,572,493

Health Care Technology — 0.1%
Multiplan Corp.*(a)	301,362	1,335,034
Phreesia, Inc.*	36,784	1,532,421
Teladoc Health, Inc.*(a)	11,134	1,022,324
Veeva Systems, Inc. (Class A Stock)*	30,175	7,709,109

		11,598,888

Hotels, Restaurants & Leisure — 1.0%
Airbnb, Inc. (Class A Stock)*	40,501	6,743,012
Aramark	69,424	2,558,274
Booking Holdings, Inc.*	9,349	22,430,401
Chipotle Mexican Grill, Inc.*	10,179	17,795,437
Choice Hotels International, Inc.	31,060	4,845,050
Compass Group PLC (United Kingdom)*	913,185	20,355,055
DraftKings, Inc. (Class A Stock)*(a)	46,041	1,264,746
Hilton Worldwide Holdings, Inc.*	111,417	17,379,938
Huazhu Group Ltd. (China), ADR*(a)	11,560	431,650
Jack in the Box, Inc.	27,738	2,426,520
Kyoritsu Maintenance Co. Ltd. (Japan)	16,800	589,626
Las Vegas Sands Corp.*	98,532	3,708,745
Marriott International, Inc. (Class A Stock)*	123,342	20,381,032
Marriott Vacations Worldwide Corp.	12,180	2,058,176
McDonald’s Corp.(a)	99,222	26,598,442
MGM Resorts International	215,576	9,675,051
Papa John’s International, Inc.	14,251	1,902,081
Planet Fitness, Inc. (Class A Stock)*	16,371	1,482,885
Red Robin Gourmet Burgers, Inc.*	97,344	1,609,096
Starbucks Corp.	260,814	30,507,414
Vail Resorts, Inc.	10,597	3,474,756
Whitbread PLC (United Kingdom)*	18,952	766,875
Wingstop, Inc.(a)	9,135	1,578,528
Wynn Resorts Ltd.*(a)	43,029	3,659,186

		204,221,976

Household Durables — 0.4%
Meritage Homes Corp.*	38,977	4,757,533
NVR, Inc.*(a)	1,865	11,020,042
Panasonic Corp. (Japan)	1,144,600	12,606,342

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Household Durables (cont’d.)
Persimmon PLC (United Kingdom)	360,282	$13,920,232
Sony Group Corp. (Japan)	191,200	24,074,686
Tempur Sealy International, Inc.	81,120	3,815,074

		70,193,909

Household Products — 0.4%
Colgate-Palmolive Co.	16,648	1,420,740
Kimberly-Clark Corp.	94,571	13,516,088
Procter & Gamble Co. (The)(a)	342,140	55,967,261

		70,904,089

Independent Power & Renewable Electricity Producers — 0.0%
Electric Power Development Co. Ltd. (Japan)	409,400	5,439,776
Vistra Corp.	61,388	1,397,805

		6,837,581

Industrial Conglomerates — 0.9%
DCC PLC (United Kingdom)	138,571	11,342,078
General Electric Co.	567,329	53,595,571
Honeywell International, Inc.	93,952	19,589,931
Melrose Industries PLC (United Kingdom)	6,992,757	15,098,244
Roper Technologies, Inc.	50,766	24,969,765
Siemens AG (Germany)	348,481	60,206,815

		184,802,404

Insurance — 1.9%
AIA Group Ltd. (Hong Kong)	677,200	6,827,912
American International Group, Inc.	563,232	32,025,372
Arch Capital Group Ltd.*	42,874	1,905,749
Assurant, Inc.	74,573	11,622,948
Aviva PLC (United Kingdom)	1,944,850	10,779,337
AXA SA (France)	1,178,054	35,176,388
Axis Capital Holdings Ltd.	85,045	4,632,401
Chubb Ltd.	155,296	30,020,270
CNA Financial Corp.	10,840	477,827
Definity Financial Corp. (Canada)*(a)	114,914	2,682,644
Direct Line Insurance Group PLC (United Kingdom)	1,862,758	7,027,231
Fidelity National Financial, Inc.	41,778	2,179,976
First American Financial Corp.	40,357	3,157,128
Hanover Insurance Group, Inc. (The)	13,086	1,715,051
Hartford Financial Services Group, Inc. (The)	276,572	19,094,531
Kemper Corp.	44,945	2,642,317
Markel Corp.*	1,949	2,405,066
Marsh & McLennan Cos., Inc.	70,403	12,237,449
MetLife, Inc.	237,433	14,837,188
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	121,797	36,018,122
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	10,794,000	8,811,191
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	830,000	5,980,326
RenaissanceRe Holdings Ltd. (Bermuda)	121,395	20,555,815

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Sampo OYJ (Finland) (Class A Stock)	464,897	$23,298,984
Selective Insurance Group, Inc.(a)	51,644	4,231,709
State Auto Financial Corp.	32,948	1,703,082
Storebrand ASA (Norway)	1,658,684	16,608,630
Sun Life Financial, Inc. (Canada)	473,671	26,365,607
Tokio Marine Holdings, Inc. (Japan)	363,400	20,190,540
Zurich Insurance Group AG (Switzerland)	44,219	19,389,712

		384,600,503

Interactive Media & Services — 2.6%
Alphabet, Inc. (Class A Stock)*	40,643	117,744,397
Alphabet, Inc. (Class C Stock)*	67,605	195,621,152
IAC/InterActiveCorp*(a)	23,508	3,072,731
Meta Platforms, Inc. (Class A Stock)*	481,655	162,004,659
NAVER Corp. (South Korea)*	40,936	13,031,534
Pinterest, Inc. (Class A Stock)*	70,532	2,563,838
Snap, Inc. (Class A Stock)*(a)	132,643	6,238,200
Tencent Holdings Ltd. (China)	106,900	6,212,827
Vimeo, Inc.*	38,164	685,426
Z Holdings Corp. (Japan)	1,727,100	9,986,264

		517,161,028

Internet & Direct Marketing Retail — 1.5%
Alibaba Group Holding Ltd. (China), ADR*(a)	29,689	3,526,756
Amazon.com, Inc.*	75,485	251,692,655
ASOS PLC (United Kingdom)*(a)	332,944	10,763,713
Coupang, Inc. (South Korea)*(a)	92,033	2,703,930
DoorDash, Inc. (Class A Stock)*(a)	38,460	5,726,694
RealReal, Inc. (The)*(a)	118,722	1,378,363
THG PLC (United Kingdom)*	578,211	1,796,013
Wayfair, Inc. (Class A Stock)*(a)	15,734	2,988,988
Zalando SE (Germany), 144A*	179,517	14,511,826

		295,088,938

IT Services — 2.2%
Accenture PLC (Class A Stock)	128,123	53,113,390
Affirm Holdings, Inc.*	42,275	4,251,174
Amadeus IT Group SA (Spain)*	136,240	9,222,557
Block, Inc.*	50,792	8,203,416
Cloudflare, Inc. (Class A Stock)*(a)	22,234	2,923,771
Cognizant Technology Solutions Corp. (Class A Stock)	240,407	21,328,909
Euronet Worldwide, Inc.*	25,831	3,078,280
Fidelity National Information Services, Inc.	225,643	24,628,933
Fiserv, Inc.*	544,793	56,544,065
FleetCor Technologies, Inc.*	104,796	23,457,537
Global Payments, Inc.	194,140	26,243,845
GoDaddy, Inc. (Class A Stock)*(a)	25,380	2,153,747
Mastercard, Inc. (Class A Stock)	142,636	51,251,968
MongoDB, Inc.*	11,693	6,189,690
NTT Data Corp. (Japan)	1,372,400	29,447,755
Okta, Inc.*	15,419	3,456,477
Snowflake, Inc. (Class A Stock)*	26,066	8,829,857
Twilio, Inc. (Class A Stock)*	25,207	6,638,011
VeriSign, Inc.*	63,956	16,233,312

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
Visa, Inc. (Class A Stock)(a)	355,428	$77,024,802
WEX, Inc.*	12,817	1,799,379

		436,020,875

Leisure Products — 0.0%
Mattel, Inc.*	72,960	1,573,017
Peloton Interactive, Inc. (Class A Stock)*(a)	67,788	2,424,099

		3,997,116

Life Sciences Tools & Services — 0.7%
Adaptive Biotechnologies Corp.*	42,226	1,184,861
Agilent Technologies, Inc.	147,278	23,512,933
Avantor, Inc.*	112,163	4,726,549
Bruker Corp.	59,659	5,005,987
Danaher Corp.	114,397	37,637,757
Evotec SE (Germany)*	190,708	9,185,493
Repligen Corp.*(a)	7,552	2,000,071
Thermo Fisher Scientific, Inc.(a)	80,367	53,624,077

		136,877,728

Machinery — 1.0%
AGCO Corp.	32,054	3,718,905
Alamo Group, Inc.	9,618	1,415,577
Atlas Copco AB (Sweden) (Class B Stock)	9,979	585,353
Caterpillar, Inc.	21,362	4,416,380
Chart Industries, Inc.*(a)	5,308	846,573
Colfax Corp.*	29,233	1,343,841
Cummins, Inc.	106,703	23,276,192
Deere & Co.	2,292	785,904
Epiroc AB (Sweden) (Class A Stock)	150,180	3,801,232
Epiroc AB (Sweden) (Class B Stock)	49,653	1,054,424
Flowserve Corp.	125,330	3,835,098
Fortive Corp.	187,561	14,309,029
Graco, Inc.	16,200	1,306,044
Helios Technologies, Inc.(a)	48,234	5,072,770
Hillenbrand, Inc.	34,235	1,779,878
Ingersoll Rand, Inc.	215,383	13,325,746
Kadant, Inc.	1,800	414,864
KION Group AG (Germany)	191,310	21,003,267
Knorr-Bremse AG (Germany)	71,805	7,084,452
Meritor, Inc.*(a)	114,860	2,846,231
Metso Outotec OYJ (Finland)	191,594	2,033,153
Middleby Corp. (The)*(a)	30,688	6,038,171
Mueller Water Products, Inc. (Class A Stock)	246,893	3,555,259
Otis Worldwide Corp.	225,414	19,626,797
PACCAR, Inc.	281,094	24,809,356
Parker-Hannifin Corp.	42,261	13,444,069
Sandvik AB (Sweden)	141,693	3,943,825
SMC Corp. (Japan)	10,100	6,804,984
THK Co. Ltd. (Japan)	219,300	5,288,132
Timken Co. (The)	21,826	1,512,324
TNT Crane & Rigging, Inc.*	203	3,756
Toro Co. (The)	19,976	1,995,802

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Weir Group PLC (The) (United Kingdom)	120,252	$2,795,388

		204,072,776

Media — 0.8%
Cable One, Inc.	2,720	4,796,584
Charter Communications, Inc. (Class A Stock)*	32,263	21,034,508
Comcast Corp. (Class A Stock)	1,123,956	56,568,706
CyberAgent, Inc. (Japan)	1,025,500	17,032,625
DISH Network Corp. (Class A Stock)*	32,527	1,055,176
Liberty Broadband Corp. (Class C Stock)*	143,644	23,141,048
Stroeer SE & Co. KGaA (Germany)	95,494	7,523,173
WPP PLC (United Kingdom)	1,242,073	18,790,420

		149,942,240

Metals & Mining — 0.8%
Alrosa PJSC (Russia)	1,452,310	2,379,543
Anglo American PLC (South Africa)	35,561	1,454,488
Antofagasta PLC (Chile)	824,793	14,978,525
BHP Group Ltd. (Australia)(a)	592,684	17,917,772
BHP Group PLC (Australia)	726,998	21,675,392
Boliden AB (Sweden)	137,652	5,325,512
Carpenter Technology Corp.	60,170	1,756,362
Constellium SE*	54,938	983,940
ERO Copper Corp. (Canada)*	92,619	1,413,136
Ferroglobe PLC^	44,100	—
Franco-Nevada Corp. (Canada)	5,998	829,511
Granges AB (Sweden)	116,019	1,359,164
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	285,889	1,246,292
IGO Ltd. (Australia)	3,223,410	27,023,311
Impala Platinum Holdings Ltd. (South Africa)	13,636	192,717
K92 Mining, Inc. (Canada)*	274,079	1,557,870
Karora Resources, Inc. (Canada)*	185,583	623,525
MMC Norilsk Nickel PJSC (Russia)	4,130	1,254,294
Nippon Steel Corp. (Japan)	91,500	1,503,666
Norsk Hydro ASA (Norway)	108,323	855,127
Northern Star Resources Ltd. (Australia)	525,185	3,603,916
Nucor Corp.	16,270	1,857,221
OZ Minerals Ltd. (Australia)	84,118	1,732,041
Pan American Silver Corp. (Canada)	12,334	307,980
Perseus Mining Ltd. (Australia)*	2,412,194	2,839,220
Polyus PJSC (Russia)	6,744	1,175,277
Reliance Steel & Aluminum Co.	44,817	7,270,214
Rhyolite Resources Ltd.*^	378,990	274,112
Rio Tinto Ltd. (Australia)	96,189	7,024,241
Rio Tinto PLC (Australia)	33,414	2,216,384
Royal Gold, Inc.	2,429	255,555
Sibanye Stillwater Ltd. (South Africa)	223,852	691,422
South32 Ltd. (Australia)	3,435,778	10,075,864
Southern Copper Corp. (Peru)	21,630	1,334,787
Steel Dynamics, Inc.(a)	121,723	7,555,347
Tietto Minerals Ltd. (Australia)*	928,864	336,389
Vale SA (Brazil)	88,142	1,227,167
Victoria Gold Corp. (Canada)*	185,475	2,089,425

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Wesdome Gold Mines Ltd. (Canada)*	499,753	$4,547,339
Wheaton Precious Metals Corp. (Brazil)	10,479	449,662

		161,193,710

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Annaly Capital Management, Inc.(a)	277,856	2,172,834
Franklin BSP Realty Trust, Inc.	95,644	1,428,921
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	34,852	1,851,338
PennyMac Mortgage Investment Trust(a)	116,662	2,021,753

		7,474,846

Multiline Retail — 0.2%
Dollar General Corp.	63,434	14,959,640
Dollar Tree, Inc.*	64,649	9,084,478
Kohl’s Corp.(a)	31,425	1,552,081
Next PLC (United Kingdom)	133,220	14,665,144
Ollie’s Bargain Outlet Holdings, Inc.*(a)	33,581	1,719,011

		41,980,354

Multi-Utilities — 0.7%
Ameren Corp.	239,635	21,329,911
CMS Energy Corp.	160,262	10,425,043
Dominion Energy, Inc.	339,826	26,696,731
Engie SA (France)	1,654,264	24,498,670
National Grid PLC (United Kingdom)	1,204,038	17,347,300
Public Service Enterprise Group, Inc.	50,546	3,372,935
Sempra Energy	160,519	21,233,453
WEC Energy Group, Inc.	114,554	11,119,757

		136,023,800

Oil, Gas & Consumable Fuels — 1.2%
Aker BP ASA (Norway)	24,769	762,497
Canadian Natural Resources Ltd. (Canada)	14,117	596,509
Cheniere Energy, Inc.	19,262	1,953,552
Chevron Corp.	213,562	25,061,501
ConocoPhillips	607,514	43,850,360
Devon Energy Corp.	43,054	1,896,529
Enbridge, Inc. (Canada)(a)	8,382	327,569
EOG Resources, Inc.	217,080	19,283,216
Equinor ASA (Norway)	1,077,551	28,585,374
Equitrans Midstream Corp.	187,209	1,935,741
Exxon Mobil Corp.	334,887	20,491,735
Galp Energia SGPS SA (Portugal)	171,590	1,662,895
Hess Corp.	9,530	705,506
Lundin Energy AB (Sweden)	29,944	1,070,964
Magnolia Oil & Gas Corp. (Class A Stock)(a)	294,378	5,554,913
Marathon Petroleum Corp.(a)	139,741	8,942,027
NAC Kazatomprom JSC (Kazakhstan), GDR	21,549	798,121
Pioneer Natural Resources Co.	49,826	9,062,353
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR(a)	229,578	9,952,206
Targa Resources Corp.	108,916	5,689,772

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
TC Energy Corp. (Canada)	20,312	$945,320
Texas Pacific Land Corp.(a)	853	1,065,286
TotalEnergies SE (France)(a)	590,571	30,016,599
TotalEnergies SE (France), ADR(a)	360,040	17,807,578

		238,018,123

Paper & Forest Products — 0.1%
Mondi PLC (Austria)	50,709	1,252,094
Stora Enso OYJ (Finland) (Class R Stock)	835,495	15,311,675
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	25,140	446,452
Sylvamo Corp.*	121	3,375
UPM-Kymmene OYJ (Finland)	33,943	1,289,886
West Fraser Timber Co. Ltd. (Canada) (XTSE)	5,660	539,981
West Fraser Timber Co. Ltd. (Canada) (NYSE)	24,398	2,326,593

		21,170,056

Personal Products — 0.5%
Estee Lauder Cos., Inc. (The) (Class A Stock)	47,749	17,676,680
L’Oreal SA (France)	57,492	27,295,147
Pola Orbis Holdings, Inc. (Japan)	128,500	2,138,745
Unilever PLC (United Kingdom)	840,461	44,972,563

		92,083,135

Pharmaceuticals — 2.5%
Arvinas, Inc.*	25,013	2,054,568
Astellas Pharma, Inc. (Japan)	1,942,700	31,604,520
AstraZeneca PLC (United Kingdom), ADR	1,024,628	59,684,581
Bayer AG (Germany)	346,561	18,549,208
Elanco Animal Health, Inc.*(a)	771,862	21,905,444
Eli Lilly & Co.	251,650	69,510,763
GlaxoSmithKline PLC (United Kingdom), ADR(a)	393,096	17,335,534
Ipsen SA (France)	78,299	7,171,032
Johnson & Johnson	204,727	35,022,648
Merck & Co., Inc.	75,927	5,819,045
Novartis AG (Switzerland)	406,811	35,730,636
Otsuka Holdings Co. Ltd. (Japan)	320,300	11,600,355
Pacira BioSciences, Inc.*	21,722	1,307,013
Pfizer, Inc.	607,200	35,855,160
Reata Pharmaceuticals, Inc. (Class A Stock)*	9,135	240,890
Roche Holding AG (Switzerland)	123,883	51,486,712
Roche Holding AG (Switzerland), ADR	188,385	9,737,621
Sanofi (France)	384,593	38,725,572
Sanofi (France), ADR(a)	362,184	18,145,418
Zoetis, Inc.	90,732	22,141,330

		493,628,050

Professional Services — 0.5%
ALS Ltd. (Australia)	288,415	2,743,489
Booz Allen Hamilton Holding Corp.	33,910	2,875,229
Clarivate PLC*(a)	208,537	4,904,790

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Professional Services (cont’d.)
CoStar Group, Inc.*	77,120	$6,094,794
Equifax, Inc.	10,221	2,992,607
Huron Consulting Group, Inc.*	18,270	911,673
Korn Ferry	20,950	1,586,543
Leidos Holdings, Inc.	96,686	8,595,385
ManTech International Corp. (Class A Stock)	9,744	710,630
Recruit Holdings Co. Ltd. (Japan)	342,200	20,785,579
TechnoPro Holdings, Inc. (Japan)	498,100	15,100,434
Teleperformance (France)	30,648	13,648,979
TransUnion	68,816	8,160,201
Upwork, Inc.*	31,060	1,061,010

		90,171,343

Real Estate Management & Development — 0.2%
China Resources Mixc Lifestyle Services Ltd. (China), 144A	73,600	343,126
CTP NV (Netherlands), 144A	42,976	916,302
eXp World Holdings, Inc.(a)	14,616	492,413
Fabege AB (Sweden)	58,279	976,197
Heiwa Real Estate Co. Ltd. (Japan)	11,800	396,980
Hongkong Land Holdings Ltd. (Hong Kong)	211,300	1,098,452
Howard Hughes Corp. (The)*	15,161	1,543,087
Kojamo OYJ (Finland)	49,304	1,192,062
Mitsui Fudosan Co. Ltd. (Japan)	924,800	18,324,719
Opendoor Technologies, Inc.*(a)	274,441	4,009,583
Shurgard Self Storage SA (Belgium)	13,869	908,644
St. Joe Co. (The)	72,838	3,791,218
Sun Hung Kai Properties Ltd. (Hong Kong)	78,166	947,871
Tokyo Tatemono Co. Ltd. (Japan)	29,000	423,891
Vonovia SE (Germany)	30,631	1,689,343
Zillow Group, Inc. (Class C Stock)*(a)	12,058	769,903

		37,823,791

Road & Rail — 0.4%
Canadian Pacific Railway Ltd. (Canada)(a)	108,213	7,784,843
Central Japan Railway Co. (Japan)	73,300	9,786,843
CSX Corp.	535,058	20,118,181
Lyft, Inc. (Class A Stock)*(a)	14,129	603,732
Norfolk Southern Corp.	66,319	19,743,830
Ryder System, Inc.	45,189	3,724,929
Saia, Inc.*	4,750	1,600,893
Uber Technologies, Inc.*	168,574	7,068,308
Union Pacific Corp.	3,084	776,952
XPO Logistics, Inc.*	5,786	448,010

		71,656,521

Semiconductors & Semiconductor Equipment — 3.0%
Advanced Micro Devices, Inc.*	288,991	41,585,805
ASML Holding NV (Netherlands)	55,642	44,570,329
Broadcom, Inc.	142,223	94,636,606
CMC Materials, Inc.	13,520	2,591,649
Entegris, Inc.	54,985	7,619,821
KLA Corp.	104,576	44,979,183
Lattice Semiconductor Corp.*	41,291	3,181,884

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Marvell Technology, Inc.	154,703	$13,534,965
Monolithic Power Systems, Inc.	20,341	10,034,826
NVIDIA Corp.	434,008	127,646,093
NXP Semiconductors NV (China)(a)	117,515	26,767,567
ON Semiconductor Corp.*	103,969	7,061,575
QUALCOMM, Inc.	280,196	51,239,443
Renesas Electronics Corp. (Japan)*	667,600	8,249,481
SUMCO Corp. (Japan)	16,900	343,027
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2,565,749	57,032,839
Texas Instruments, Inc.	19,466	3,668,757
Tokyo Electron Ltd. (Japan)	38,400	22,033,472
Wolfspeed, Inc.*(a)	17,568	1,963,575
Xilinx, Inc.	119,941	25,431,090

		594,171,987

Software — 3.9%
Anaplan, Inc.*	27,893	1,278,894
AppLovin Corp. (Class A Stock)*(a)	9,744	918,469
Avalara, Inc.*	26,999	3,485,841
Bill.com Holdings, Inc.*	12,325	3,070,774
Black Knight, Inc.*	35,779	2,965,721
Cadence Design Systems, Inc.*	106,744	19,891,744
Citrix Systems, Inc.	165,169	15,623,336
CommVault Systems, Inc.*	29,715	2,047,958
Coupa Software, Inc.*	11,096	1,753,723
Crowdstrike Holdings, Inc. (Class A Stock)*	26,218	5,368,136
Datadog, Inc. (Class A Stock)*	37,759	6,725,255
DocuSign, Inc.*	27,145	4,134,455
Dynatrace, Inc.*	12,423	749,728
Fair Isaac Corp.*	1,583	686,500
Five9, Inc.*(a)	30,141	4,138,962
Fortinet, Inc.*	17,158	6,166,585
HashiCorp, Inc. (Class A Stock)*(a)	11,014	1,002,715
HubSpot, Inc.*	11,241	7,409,505
Intuit, Inc.	32,824	21,113,053
Manhattan Associates, Inc.*	11,206	1,742,421
Matterport, Inc.*(a)	14,183	292,737
Microsoft Corp.	1,295,652	435,753,681
NortonLifeLock, Inc.(a)	666,461	17,314,657
Nuance Communications, Inc.*	37,515	2,075,330
Palantir Technologies, Inc. (Class A Stock)*	99,541	1,812,642
Palo Alto Networks, Inc.*	12,103	6,738,466
Paylocity Holding Corp.*(a)	22,689	5,358,234
RingCentral, Inc. (Class A Stock)*(a)	12,913	2,419,251
salesforce.com, Inc.*	268,757	68,299,216
SAP SE (Germany)	159,961	22,595,602
Splunk, Inc.*	23,625	2,733,885
SPS Commerce, Inc.*	13,707	1,951,191
SS&C Technologies Holdings, Inc.	39,426	3,232,143
Synopsys, Inc.*	54,311	20,013,604
Trade Desk, Inc. (The) (Class A Stock)*	58,002	5,315,303
UiPath, Inc. (Class A Stock)*(a)	53,939	2,326,389
Unity Software, Inc.*	10,268	1,468,221
VMware, Inc. (Class A Stock)	17,820	2,064,982
Workday, Inc. (Class A Stock)*	85,413	23,333,123
Workiva, Inc.*	10,200	1,330,998

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Zendesk, Inc.*	26,635	$2,777,764
Zoom Video Communications, Inc. (Class A Stock)*	158,208	29,096,033
Zscaler, Inc.*(a)	4,750	1,526,318

		770,103,545

Specialty Retail — 1.2%
AutoZone, Inc.*	5,843	12,249,207
Burlington Stores, Inc.*	67,799	19,764,086
CarMax, Inc.*(a)	25,124	3,271,899
Carvana Co.*	18,660	4,325,201
Five Below, Inc.*(a)	21,072	4,359,586
Floor & Decor Holdings, Inc. (Class A Stock)*	17,990	2,338,880
GameStop Corp. (Class A Stock)*(a)	5,840	866,598
Home Depot, Inc. (The)	193,955	80,493,265
Kingfisher PLC (United Kingdom)	4,832,972	22,143,184
Lowe’s Cos., Inc.(a)	97,559	25,217,050
Monro, Inc.	11,449	667,133
Murphy USA, Inc.	25,457	5,072,053
O’Reilly Automotive, Inc.*	26,265	18,549,131
RH*(a)	4,141	2,219,328
Ross Stores, Inc.	156,987	17,940,474
TJX Cos., Inc. (The)(a)	160,412	12,178,479
Ulta Beauty, Inc.*	19,552	8,062,072
Williams-Sonoma, Inc.	4,750	803,367

		240,520,993

Technology Hardware, Storage & Peripherals — 2.6%
Apple, Inc.	2,645,052	469,681,883
Dell Technologies, Inc. (Class C Stock)*	14,616	820,981
Pure Storage, Inc. (Class A Stock)*	106,631	3,470,839
Samsung Electronics Co. Ltd. (South Korea)	536,965	35,297,619

		509,271,322

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.*	58,465	3,794,963
Deckers Outdoor Corp.*	3,145	1,152,045
Dr. Martens PLC (United Kingdom)*	1,367,644	7,948,164
EssilorLuxottica SA (France)	81,558	17,366,404
Kering SA (France)	16,618	13,372,060
Lululemon Athletica, Inc.*	44,067	17,250,027
Moncler SpA (Italy)	221,280	16,062,178
NIKE, Inc. (Class B Stock)	258,216	43,036,861
Samsonite International SA, 144A*	2,630,400	5,348,637
Steven Madden Ltd.	36,541	1,698,060
VF Corp.	55,368	4,054,045

		131,083,444

Thrifts & Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	189,403	2,145,936
Housing Development Finance Corp. Ltd. (India)	316,807	10,992,169
PennyMac Financial Services, Inc.	60,999	4,256,510
WSFS Financial Corp.	70,839	3,550,451

		20,945,066

	Shares	Value
COMMON STOCKS (continued)
Tobacco — 0.2%
Altria Group, Inc.	324,797	$15,392,130
Philip Morris International, Inc.	326,312	30,999,640

		46,391,770

Trading Companies & Distributors — 0.3%
Air Lease Corp.	47,259	2,090,266
Ashtead Group PLC (United Kingdom)	278,052	22,314,912
Azelis Group NV (Belgium)*	10,179	292,343
Bunzl PLC (United Kingdom)	239,471	9,356,162
GMS, Inc.*	40,926	2,460,062
Mitsubishi Corp. (Japan)	374,000	11,899,388
Rush Enterprises, Inc. (Class A Stock)	70,432	3,918,836
SiteOne Landscape Supply, Inc.*	6,943	1,682,150
Sumitomo Corp. (Japan)	804,900	11,923,208
United Rentals, Inc.*	6,447	2,142,274

		68,079,601

Water Utilities — 0.0%
California Water Service Group	34,152	2,454,162
Essential Utilities, Inc.	20,862	1,120,081

		3,574,243

Wireless Telecommunication Services — 0.2%
SoftBank Group Corp. (Japan)	157,200	7,458,760
T-Mobile US, Inc.*	131,238	15,220,984
Vodafone Group PLC (United Kingdom), ADR	985,341	14,711,141

		37,390,885

TOTAL COMMON STOCKS (cost $7,526,583,497)		10,472,738,730

PREFERRED STOCKS — 0.1%
Communications Equipment — 0.0%
2020 Cash Mandatory Exchangeable Trust, 144A, CVT, 5.250%, Maturing 06/01/23	594	620,855

Electric Utilities — 0.1%
American Electric Power Co., Inc., CVT, 6.125%, Maturing 08/15/23(a)	22,918	1,205,487
NextEra Energy, Inc., CVT, 5.279%, Maturing 03/01/23	51,052	2,937,532
Southern Co. (The), Series 2019, CVT, 6.750%, Maturing 08/01/22	36,048	1,937,580

		6,080,599

Health Care Equipment & Supplies — 0.0%
Danaher Corp., Series B, CVT, 5.000%, Maturing 04/15/23(a)	1,176	2,044,088

Life Sciences Tools & Services — 0.0%
Avantor, Inc., Series A, CVT, 6.250%, Maturing 05/15/22	22,935	2,963,431

TOTAL PREFERRED STOCKS (cost $8,118,036)		11,708,973

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Units	Value
WARRANTS* — 0.0%
Machinery
TNT Crane & Rigging, Inc., expiring 10/31/25		359	$—

(cost $1,199)
Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 2.0%
Automobiles — 0.6%
AmeriCredit Automobile Receivables Trust,
Series 2020-01, Class C
1.590%	10/20/25	3,525	3,547,650
Series 2020-01, Class D
1.800%	12/18/25	3,405	3,434,250
Series 2021-01, Class C
0.890%	10/19/26	3,770	3,727,223
Series 2021-02, Class C
1.010%	01/19/27	5,125	5,038,549
Avis Budget Rental Car Funding AESOP LLC,
Series 2017-2A, Class A, 144A
2.970%	03/20/24	3,118	3,181,263
Series 2018-02A, Class A, 144A
4.000%	03/20/25	8,675	9,144,916
Series 2020-01A, Class B, 144A
2.680%	08/20/26	1,395	1,423,910
CarMax Auto Owner Trust,
Series 2020-01, Class D
2.640%	07/15/26	7,660	7,796,764
Series 2021-01, Class C
0.940%	12/15/26	1,920	1,885,530
Carvana Auto Receivables Trust,
Series 2021-N04, Class D
2.300%	09/11/28	10,040	10,035,374
Drive Auto Receivables Trust,
Series 2021-01, Class D
1.450%	01/16/29	2,780	2,765,886
Enterprise Fleet Financing LLC,
Series 2019-01, Class A2, 144A
2.980%	10/20/24	351	352,343
Enterprise Fleet Funding LLC,
Series 2021-01, Class A2, 144A
0.440%	12/21/26	563	560,190
Exeter Automobile Receivables Trust,
Series 2021-01A, Class C
0.740%	01/15/26	9,120	9,093,681
Series 2021-02A, Class C
0.980%	06/15/26	2,150	2,141,636
Series 2021-04A, Class C
1.460%	10/15/27	4,645	4,632,689
Ford Credit Auto Owner Trust,
Series 2018-01, Class C, 144A
3.490%	07/15/31	5,865	6,145,928
Series 2020-02, Class C, 144A
1.740%	04/15/33	4,520	4,465,159
Series 2021-02, Class C, 144A
2.110%	05/15/34	4,000	3,974,946

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
GM Financial Automobile Leasing Trust,
Series 2020-01, Class C
2.040%	12/20/23	1,620	$1,632,479
Series 2021-02, Class C
1.010%	05/20/25	385	380,632
GM Financial Consumer Automobile Receivables Trust,
Series 2018-02, Class B
3.120%	12/18/23	2,500	2,514,126
GMF Floorplan Owner Revolving Trust,
Series 2020-01, Class A, 144A
0.680%	08/15/25	740	736,619
Hyundai Auto Receivables Trust,
Series 2019-B, Class C
2.400%	06/15/26	2,315	2,366,276
JPMorgan Chase Bank, NA,
Series 2021-02, Class D, 144A
1.138%	12/26/28	1,927	1,918,425
Santander Drive Auto Receivables Trust,
Series 2020-03, Class C
1.120%	01/15/26	5,975	5,992,397
Series 2021-03, Class D
1.330%	09/15/27	4,910	4,845,593
Santander Retail Auto Lease Trust,
Series 2019-C, Class D, 144A
2.880%	06/20/24	3,525	3,575,956
Series 2020-A, Class C, 144A
2.080%	03/20/24	5,595	5,654,256
World Omni Auto Receivables Trust,
Series 2018-B, Class B
3.170%	01/15/25	2,635	2,660,858

			115,625,504

Collateralized Loan Obligations — 0.8%
AGL CLO Ltd. (Cayman Islands),
Series 2021-14A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.267%(c)	12/02/34	9,800	9,830,491
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands),
Series 2021-FL04, Class A, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.440%(c)	11/15/36	4,805	4,808,776
BDS Ltd. (Cayman Islands),
Series 2021-FL10, Class A, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.450%(c)	12/18/36	11,220	11,219,991
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2015-06BR, Class A, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
1.322%(c)	07/20/34	4,925	4,928,127
Series 2021-25A, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.943%(c)	01/15/35	4,900	4,891,670
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-03A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.136%(c)	07/28/28	1,346	1,343,442

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CBAM Ltd. (Cayman Islands),
Series 2019-09A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.404%(c)	02/12/30	1,765	$1,765,357
CIFC Funding Ltd. (Cayman Islands),
Series 2015-04A, Class A1A2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.202%(c)	04/20/34	3,870	3,849,178
Series 2019-05A, Class A1R1, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.377%(c)	01/15/35	11,065	11,055,650
Series 2020-03A, Class A1R, 144A
0.000%(cc)	10/20/34	4,220	4,210,416
Invesco CLO Ltd. (Cayman Islands),
Series 2021-02A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.244%(c)	07/15/34	4,820	4,813,386
Kings Park CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.478%(c)	01/21/35	11,075	11,068,255
KKR CLO Ltd. (Cayman Islands),
Series 29A, Class B, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.624%(c)	01/15/32	4,945	4,931,752
Series 33A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.302%(c)	07/20/34	3,360	3,359,994
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
1.454%(c)	10/15/32	12,175	12,176,765
Series 2019-37A, Class AR, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.194%(c)	07/15/33	5,830	5,814,566
Magnetite Ltd. (Cayman Islands),
Series 2020-25A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.324%(c)	01/25/32	3,560	3,561,269
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class AR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
1.164%(c)	04/15/34	4,435	4,425,113
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands),
Series 2019-32A, Class AR, 144A, 3 Month LIBOR + 0.990% (Cap N/A, Floor 0.990%)
1.114%(c)	01/20/32	8,580	8,577,309
Series 2021-40A, Class A, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)
1.182%(c)	04/16/33	2,485	2,487,977
Series 2021-43A, Class A, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.241%(c)	07/17/35	2,985	2,983,879
OCP CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.252%(c)	07/20/29	4,460	4,455,570

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.132%(c)	07/17/29	6,225	$6,225,694
Palmer Square CLO Ltd. (Cayman Islands),
Series 2021-02A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.274%(c)	07/15/34	4,120	4,124,573
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.382%(c)	01/15/35	5,140	5,139,975
Peace Park CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.268%(c)	10/20/34	5,955	5,949,563
Symphony CLO Ltd. (Cayman Islands),
Series 2018-20A, Class BR, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
1.772%(c)	01/16/32	6,375	6,374,980
Series 2021-26A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.212%(c)	04/20/33	2,535	2,534,942

			156,908,660

Consumer Loans — 0.0%
Affirm Asset Securitization Trust,
Series 2021-A, Class A, 144A
0.880%	08/15/25	400	400,095
Consumer Loan Underlying Bond Club Certificate Issuer Trust,
Series 2019-HP01, Class A, 144A
2.590%	12/15/26	127	126,931
Marlette Funding Trust,
Series 2019-04A, Class A, 144A
2.390%	12/17/29	23	22,496
SoFi Consumer Loan Program Trust,
Series 2019-04, Class A, 144A
2.450%	08/25/28	14	14,244
Upstart Securitization Trust,
Series 2021-01, Class A, 144A
0.870%	03/20/31	89	88,686
Series 2021-02, Class A, 144A
0.910%	06/20/31	618	617,077

			1,269,529

Credit Cards — 0.0%
American Express Credit Account Master Trust,
Series 2017-07, Class B
2.540%	05/15/25	2,785	2,824,740

Equipment — 0.0%
CNH Equipment Trust,
Series 2019-A, Class A3
3.010%	04/15/24	905	914,087
MMAF Equipment Finance LLC,
Series 2020-A, Class A4, 144A
1.400%	08/09/30	2,455	2,419,289

			3,333,376

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other — 0.2%
Aaset Trust,
Series 2019-01, Class A, 144A
3.844%	05/15/39	833	$746,452
Series 2020-01A, Class A, 144A
3.351%	01/16/40	587	551,182
Castlelake Aircraft Structured Trust,
Series 2019-01A, Class A, 144A
3.967%	04/15/39	852	839,727
CF Hippolyta LLC,
Series 2021-01A, Class A1, 144A
1.530%	03/15/61	608	596,239
Driven Brands Funding LLC,
Series 2019-01A, Class A2, 144A
4.641%	04/20/49	2,533	2,670,476
Series 2020-02A, Class A2, 144A
3.237%	01/20/51	3,424	3,474,302
Series 2021-01A, Class A2, 144A
2.791%	10/20/51	4,045	3,976,304
Hardee’s Funding LLC,
Series 2021-01A, Class A2, 144A
2.865%	06/20/51	1,721	1,692,819
Hilton Grand Vacations Trust,
Series 2017-AA, Class A, 144A
2.660%	12/26/28	242	244,946
Horizon Aircraft Finance II Ltd. (Cayman Islands),
Series 2019-01, Class A, 144A
3.721%	07/15/39	666	652,251
MVW LLC,
Series 2020-01A, Class A, 144A
1.740%	10/20/37	880	880,009
Series 2021-01WA, Class B, 144A
1.440%	01/22/41	1,775	1,748,884
MVW Owner Trust,
Series 2017-01A, Class A, 144A
2.420%	12/20/34	1,872	1,891,404
Navigator Aircraft ABS Ltd.,
Series 2021-01, Class A, 144A
2.771%	11/15/46	6,496	6,471,235
Sapphire Aviation Finance II Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A
3.228%	03/15/40	1,182	1,147,566
SBA Tower Trust,
Series 2014-02A, Class C, 144A
3.869%	10/08/49	4,675	4,839,625
ServiceMaster Funding LLC,
Series 2021-01, Class A2I, 144A
2.865%	07/30/51	4,090	3,979,826
Sierra Timeshare Receivables Funding LLC,
Series 2019-01A, Class A, 144A
3.200%	01/20/36	993	1,015,178
Thunderbolt III Aircraft Lease Ltd. (Cayman Islands),
Series 2019-01, Class A, 144A
3.671%	11/15/39	997	986,492

			38,404,917

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities — 0.0%
Bayview Mortgage Fund IVc Trust,
Series 2017-RT03, Class A, 144A
3.500%(cc)	01/28/58	821	$824,088
Bayview Opportunity Master Fund IVa Trust,
Series 2017-RT01, Class A1, 144A
3.000%(cc)	03/28/57	207	207,559
Bayview Opportunity Master Fund IVb Trust,
Series 2017-SPL04, Class A, 144A
3.500%(cc)	01/28/55	311	314,999
Finance of America HECM Buyout,
Series 2021-HB01, Class A, 144A
0.875%(cc)	02/25/31	654	653,447
Mill City Mortgage Loan Trust,
Series 2016-01, Class A1, 144A
2.500%(cc)	04/25/57	33	32,809
Towd Point Mortgage Trust,
Series 2018-01, Class A1, 144A
3.000%(cc)	01/25/58	190	192,772
Series 2019-01, Class A1, 144A
3.678%(cc)	03/25/58	260	268,982
VCAT LLC,
Series 2021-NPL01, Class A1, 144A
2.289%	12/26/50	583	581,767

			3,076,423

Student Loans — 0.4%
Navient Private Education Loan Trust,
Series 2017-A, Class A2A, 144A
2.880%	12/16/58	579	584,633
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42	858	865,212
Series 2019-FA, Class A2, 144A
2.600%	08/15/68	3,500	3,546,003
Series 2019-GA, Class A, 144A
2.400%	10/15/68	2,478	2,513,852
Series 2020-BA, Class A2, 144A
2.120%	01/15/69	5,557	5,616,988
Series 2020-CA, Class A2A, 144A
2.150%	11/15/68	3,275	3,303,007
Series 2020-GA, Class A, 144A
1.170%	09/16/69	1,560	1,552,949
Series 2021-A, Class A, 144A
0.840%	05/15/69	1,509	1,490,209
Series 2021-EA, Class A, 144A
0.970%	12/16/69	2,489	2,446,264
Series 2021-FA, Class A, 144A
1.110%	02/18/70	1,647	1,619,156
Navient Student Loan Trust,
Series 2018-01A, Class A2, 144A, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)
0.453%(c)	03/25/67	984	983,935
Series 2018-02A, Class A2, 144A, 1 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
0.483%(c)	03/25/67	2,166	2,166,714

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Nelnet Student Loan Trust,
Series 2020-01A, Class A, 144A, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.740%)
0.843%(c)	03/26/68	1,748	$1,755,127
SMB Private Education Loan Trust,
Series 2015-B, Class A2A, 144A
2.980%	07/15/27	127	127,418
Series 2015-C, Class A3, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
2.060%(c)	08/16/32	4,305	4,366,466
Series 2016-A, Class A2A, 144A
2.700%	05/15/31	495	501,076
Series 2016-B, Class A2A, 144A
2.430%	02/17/32	1,254	1,270,129
Series 2016-C, Class A2A, 144A
2.340%	09/15/34	762	768,492
Series 2018-A, Class A2A, 144A
3.500%	02/15/36	4,535	4,697,581
Series 2018-B, Class A2B, 144A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.000%)
0.830%(c)	01/15/37	2,430	2,437,587
Series 2018-C, Class A2A, 144A
3.630%	11/15/35	3,128	3,244,950
Series 2020-A, Class A2A, 144A
2.230%	09/15/37	1,680	1,699,083
Series 2020-B, Class A1A, 144A
1.290%	07/15/53	2,351	2,323,470
Series 2021-A, Class APT1, 144A
1.070%	01/15/53	7,345	7,149,351
Series 2021-B, Class A, 144A
1.310%	07/17/51	7,713	7,650,546

			64,680,198

TOTAL ASSET-BACKED SECURITIES (cost $385,710,476)			386,123,347

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
Alen Mortgage Trust,
Series 2021-ACEN, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.260%(c)	04/15/34	5,045	5,038,929
Ashford Hospitality Trust,
Series 2018-ASHF, Class B, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.360%(c)	04/15/35	3,185	3,176,749
Austin Fairmont Hotel Trust,
Series 2019-FAIR, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.160%(c)	09/15/32	5,000	4,996,988
Banc of America Merrill Lynch Commercial Mortgage Securities Trust,
Series 2021-JACX, Class B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.560%(c)	09/15/38	1,985	1,982,321
BANK,
Series 2017-BNK04, Class B
3.999%	05/15/50	2,020	2,146,876
Series 2019-BN21, Class AS
3.093%	10/17/52	4,045	4,251,718

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Barclays Commercial Mortgage Securities Trust,
Series 2020-C07, Class B
3.152%(cc)	04/15/53	4,000	$4,137,392
Benchmark Mortgage Trust,
Series 2018-B03, Class AS
4.195%(cc)	04/10/51	2,165	2,401,352
Series 2019-B12, Class XA, IO
1.062%(cc)	08/15/52	12,610	725,542
Series 2019-B14, Class XA, IO
0.783%(cc)	12/15/62	13,085	573,881
Series 2020-B17, Class XA, IO
1.418%(cc)	03/15/53	11,612	952,358
BSREP Commercial Mortgage Trust,
Series 2021-DC, Class C, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
1.660%(c)	08/15/38	3,590	3,578,844
BX,
Series 2021-MFM1, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.810%(c)	01/15/34	691	686,213
BX Commercial Mortgage Trust,
Series 2019-IMC, Class B, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.410%(c)	04/15/34	9,770	9,709,215
Series 2021-VINO, Class A, 144A, 1 Month LIBOR + 0.652% (Cap N/A, Floor 0.652%)
0.762%(c)	05/15/38	700	696,945
BX Trust,
Series 2018-BILT, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.910%(c)	05/15/30	5,200	5,185,315
Series 2021-ARIA, Class B, 144A, 1 Month LIBOR + 1.297% (Cap N/A, Floor 1.297%)
1.407%(c)	10/15/36	2,680	2,673,279
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class AS
3.116%	11/15/52	9,790	10,312,340
CD Mortgage Trust,
Series 2017-CD03, Class B
3.984%(cc)	02/10/50	1,500	1,574,399
CGDB Commercial Mortgage Trust,
Series 2019-MOB, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.060%(c)	11/15/36	692	690,264
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AS
4.026%	05/10/47	3,000	3,142,436
Series 2015-GC27, Class A5
3.137%	02/10/48	2,205	2,296,773
Series 2015-GC27, Class AS
3.571%	02/10/48	1,190	1,235,458
Series 2015-GC29, Class XA, IO
1.022%(cc)	04/10/48	6,947	197,090
Series 2015-GC33, Class XA, IO
0.881%(cc)	09/10/58	6,692	189,728
Series 2016-P06, Class XA, IO
0.637%(cc)	12/10/49	5,056	124,202

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-B02, Class C
4.671%(cc)	03/10/51	2,545	$2,697,093
Cold Storage Trust,
Series 2020-ICE05, Class B, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.133%)
1.410%(c)	11/15/37	3,691	3,684,086
Commercial Mortgage Trust,
Series 2013-CR07, Class AM, 144A
3.314%	03/10/46	173	176,877
Series 2014-CR17, Class XA, IO
0.959%(cc)	05/10/47	4,134	77,008
Series 2014-LC17, Class XA, IO
0.704%(cc)	10/10/47	4,295	69,540
Series 2014-UBS05, Class A4
3.838%	09/10/47	4,400	4,643,635
Series 2014-UBS06, Class XA, IO
0.862%(cc)	12/10/47	4,138	88,068
Series 2015-LC21, Class B
4.334%(cc)	07/10/48	3,055	3,244,014
Series 2015-LC23, Class A2
3.221%	10/10/48	4,597	4,626,275
Series 2015-PC01, Class B
4.321%(cc)	07/10/50	1,505	1,594,358
Series 2016-DC02, Class A5
3.765%	02/10/49	1,810	1,942,917
Series 2020-CBM, Class C, 144A
3.402%	02/10/37	10,025	9,970,531
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class A, 144A, 1 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
1.090%(c)	05/15/36	300	299,910
CSAIL Commercial Mortgage Trust,
Series 2019-C15, Class A4
4.053%	03/15/52	4,305	4,802,562
DBUBS Mortgage Trust,
Series 2017-BRBK, Class B, 144A
3.530%(cc)	10/10/34	2,820	2,914,787
FHLMC Multifamily Mortgage Trust,
Series 2019-K92, Class B, 144A
4.193%(cc)	05/25/52	1,965	2,176,903
Great Wolf Trust,
Series 2019-WOLF, Class B, 144A, 1 Month LIBOR + 1.334% (Cap N/A, Floor 1.334%)
1.444%(c)	12/15/36	3,415	3,399,974
Series 2019-WOLF, Class C, 144A, 1 Month LIBOR + 1.633% (Cap N/A, Floor 1.633%)
1.743%(c)	12/15/36	3,180	3,161,828
GS Mortgage Securities Corp. Trust,
Series 2021-ROSS, Class B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.710%(c)	05/15/26	3,395	3,389,913
GS Mortgage Securities Trust,
Series 2015-GC34, Class XA, IO
1.220%(cc)	10/10/48	3,717	142,147
Series 2018-GS09, Class AS
4.141%(cc)	03/10/51	2,945	3,247,482

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
InTown Hotel Portfolio Trust,
Series 2018-STAY, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.700%)
1.060%(c)	01/15/33	1,525	$1,523,114
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA, IO
0.655%(cc)	04/15/47	806	10,571
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C06, Class AS
4.117%	05/15/45	1,928	1,941,224
Series 2012-CBX, Class AS
4.271%	06/15/45	200	202,006
Series 2013-C16, Class AS
4.517%	12/15/46	1,154	1,209,521
Series 2018-AON, Class D, 144A
4.613%(cc)	07/05/31	1,400	1,438,216
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33	1,812	1,879,987
Series 2018-WPT, Class XAFX, IO, 144A
1.116%(cc)	07/05/33	2,000	29,081
Series 2019-BKWD, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.110%(c)	09/15/29	950	947,587
Series 2020-609M, Class A, 144A, 1 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
1.480%(c)	10/15/33	5,195	5,193,367
KIND Trust,
Series 2021-KIND, Class B, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.460%(c)	08/15/38	5,890	5,860,481
KKR Industrial Portfolio Trust,
Series 2021-KDIP, Class C, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.110%(c)	12/15/37	1,403	1,389,313
LUXE Trust,
Series 2021-TRIP, Class C, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.860%(c)	10/15/38	5,440	5,430,126
Merit Hill,
Series 2020-HILL, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.260%(c)	08/15/37	327	327,134
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class A, 144A, 1 Month LIBOR + 0.801% (Cap N/A, Floor 0.801%)
0.911%(c)	04/15/38	900	898,026
Series 2021-MHC, Class B, 144A, 1 Month LIBOR + 1.101% (Cap N/A, Floor 1.101%)
1.211%(c)	04/15/38	4,755	4,744,583
MHC Trust,
Series 2021-MHC02, Class C, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
1.410%(c)	05/15/23	4,845	4,785,668
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class AS
4.036%(cc)	05/15/48	825	873,417

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-C25, Class XA, IO
1.047%(cc)	10/15/48	4,208	$127,939
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class AS
4.031%(cc)	05/15/48	325	346,051
Series 2017-ASHF, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.960%(c)	11/15/34	6,393	6,377,976
Series 2017-H01, Class AS
3.773%	06/15/50	3,875	4,164,383
Series 2019-H07, Class A4
3.261%	07/15/52	4,872	5,231,832
Series 2019-MEAD, Class A, 144A
3.170%	11/10/36	1,230	1,259,368
Series 2019-NUGS, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 2.450%)
2.450%(c)	12/15/36	400	399,988
NYO Commercial Mortgage Trust,
Series 2021-1290, Class C, 144A, 1 Month LIBOR + 1.995% (Cap N/A, Floor 1.995%)
2.105%(c)	11/15/38	12,910	12,820,148
RLGH Trust,
Series 2021-TROT, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.910%(c)	04/15/36	300	299,827
SREIT Trust,
Series 2021-MFP02, Class C, 144A, 1 Month LIBOR + 1.371% (Cap N/A, Floor 1.371%)
1.471%(c)	11/15/36	5,890	5,860,473
UBS Commercial Mortgage Trust,
Series 2017-C05, Class AS
3.777%(cc)	11/15/50	2,000	2,128,305
Series 2017-C07, Class XA, IO
1.015%(cc)	12/15/50	4,088	189,280
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class ASEC, 144A
4.179%	05/10/63	824	833,182
Series 2012-C03, Class AS, 144A
3.814%	08/10/49	300	303,694
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA, IO
0.966%(cc)	11/15/48	3,858	120,082
Series 2015-NXS02, Class C
4.290%(cc)	07/15/58	545	566,160
Series 2017-C38, Class AS
3.665%(cc)	07/15/50	1,804	1,924,678
Series 2018-C46, Class XA, IO
0.935%(cc)	08/15/51	3,688	150,876
Series 2021-FCMT, Class A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.310%(c)	05/15/31	1,083	1,082,347
WFRBS Commercial Mortgage Trust,
Series 2014-C19, Class AS
4.271%	03/15/47	2,775	2,905,571
Series 2014-C19, Class B
4.723%(cc)	03/15/47	969	1,005,685

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-C24, Class XA, IO
0.846%(cc)	11/15/47		2,374	$48,338
Series 2014-LC14, Class XA, IO
1.249%(cc)	03/15/47		1,783	37,286

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $213,976,255)				215,893,406

CONVERTIBLE BONDS — 0.0%
Banks — 0.0%
JPMorgan Chase Bank NA,
Sr. Unsec’d. Notes, 144A
0.125%	01/01/23		425	421,374

Engineering & Construction — 0.0%
HTA Group Ltd.,
Gtd. Notes
2.875%	03/18/27		1,000	1,073,793

Internet — 0.0%
MercadoLibre, Inc. (Argentina),
Sr. Unsec’d. Notes
2.000%	08/15/28		308	957,768
Sea Ltd. (Taiwan),
Sr. Unsec’d. Notes
0.250%	09/15/26		1,080	993,133

				1,950,901

Lodging — 0.0%
Huazhu Group Ltd. (China),
Sr. Unsec’d. Notes
3.000%	05/01/26		606	681,792

Media — 0.0%
DISH Network Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/26		640	600,430
Liberty Broadband Corp.,
Sr. Unsec’d. Notes, 144A
2.750%	09/30/50		470	478,234

				1,078,664

TOTAL CONVERTIBLE BONDS (cost $4,962,486)				5,206,524

CORPORATE BONDS — 13.0%
Advertising — 0.1%
Advantage Sales & Marketing, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	11/15/28	(a)	2,585	2,714,291
Clear Channel Outdoor Holdings, Inc.,
Gtd. Notes, 144A
7.500%	06/01/29	(a)	1,575	1,681,970
7.750%	04/15/28	(a)	3,605	3,872,154
Midas OpCo Holdings LLC,
Gtd. Notes, 144A
5.625%	08/15/29	(a)	4,330	4,431,044
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	01/15/29		295	295,380

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Advertising (cont’d.)
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A
8.875%	12/15/27	(a)		4,460	$4,822,142
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24			7,048	7,460,462

					25,277,443

Aerospace & Defense — 0.0%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.875%	04/15/27	(a)		1,230	1,275,498
BWX Technologies, Inc.,
Gtd. Notes, 144A
4.125%	04/15/29			1,475	1,498,818
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes
6.750%	01/15/28			250	296,846
TransDigm, Inc.,
Gtd. Notes
7.500%	03/15/27	(a)		340	355,694
Sr. Sec’d. Notes, 144A
6.250%	03/15/26			4,185	4,348,775

					7,775,631

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27			3,752	3,938,460
4.700%	04/02/27			12,100	13,333,389
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	(a)		1,495	1,469,263
Gtd. Notes, 144A
3.950%	06/15/25			5,446	5,800,341
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35			252	299,320
6.150%	09/15/43			277	341,593
7.250%	06/15/37			738	986,759

					26,169,125

Airlines — 0.2%
Air Canada (Canada),
Sr. Sec’d. Notes, 144A
3.875%	08/15/26	(a)		960	981,608
4.625%	08/15/29		CAD	1,100	863,078
American Airlines Group, Inc.,
Gtd. Notes, 144A
3.750%	03/01/25	(a)		2,630	2,449,009
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A
11.750%	07/15/25			4,320	5,370,867
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26			1,945	2,024,189
5.750%	04/20/29			3,630	3,881,977

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
Delta Air Lines, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	05/01/25		412	$471,468
Sr. Unsec’d. Notes
7.375%	01/15/26	(a)	1,750	2,054,847
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.750%	10/20/28		2,890	3,161,216
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	01/20/26	(a)	1,020	1,069,737
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27		7,050	7,535,702
SriLankan Airlines Ltd. (Sri Lanka),
Gov’t. Gtd. Notes
7.000%	06/25/24		1,120	630,673
United Airlines 2019-2 Class A Pass-Through Trust,
Pass-Through Certificates
2.900%	11/01/29		1,452	1,415,303
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	(a)	912	904,741
United Airlines Holdings, Inc.,
Gtd. Notes
4.875%	01/15/25	(a)	555	573,264
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		2,390	2,493,720
4.625%	04/15/29		2,590	2,686,241

				38,567,640

Apparel — 0.0%
Crocs, Inc.,
Gtd. Notes, 144A
4.125%	08/15/31	(a)	975	948,821
4.250%	03/15/29		2,300	2,274,783
Kontoor Brands, Inc.,
Gtd. Notes, 144A
4.125%	11/15/29		740	740,720
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29		1,675	1,621,082

				5,585,406

Auto Manufacturers — 0.4%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
1.450%	03/02/26	(a)	5,035	4,988,235
2.450%	03/02/31	(a)	1,845	1,868,332
Ford Motor Co.,
Sr. Unsec’d. Notes
6.625%	10/01/28		965	1,163,863
7.450%	07/16/31		185	250,597
9.000%	04/22/25	(a)	2,801	3,423,675
9.625%	04/22/30	(a)	790	1,154,563

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.000%	11/13/30		1,275	$1,371,089
5.125%	06/16/25		775	845,045
General Motors Financial Co., Inc.,
Gtd. Notes
4.000%	10/06/26		2,190	2,368,930
4.300%	07/13/25		4,586	4,943,787
4.350%	04/09/25	(a)	2,111	2,274,411
Sr. Unsec’d. Notes
5.100%	01/17/24		8,161	8,751,117
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.800%	10/15/25		2,166	2,156,753
2.100%	09/15/28		3,357	3,259,489
2.375%	02/10/23	(a)	4,526	4,588,446
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
5.500%	07/15/29	(a)	1,275	1,260,703
7.750%	10/15/25		1,040	1,122,045
Sr. Unsec’d. Notes, 144A
5.875%	01/15/28	(a)	1,155	1,176,200
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.850%	09/26/24		2,675	2,769,585
3.200%	09/26/26	(a)	16,965	17,884,990
4.625%	11/13/25		2,055	2,265,247
4.750%	11/13/28		4,570	5,264,548

				75,151,650

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	(a)	1,000	1,023,821
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A
8.500%	05/15/27	(a)	5,880	6,233,746
Sr. Sec’d. Notes, 144A
6.250%	05/15/26		2,263	2,371,057
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30	(a)	735	748,686
5.625%	06/15/28		1,145	1,216,537
Dornoch Debt Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	10/15/29	(a)	840	832,547
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.250%	04/30/31	(a)	1,580	1,722,418
5.625%	04/30/33	(a)	770	842,265
Gtd. Notes, 144A
5.000%	07/15/29	(a)	2,555	2,743,606
5.250%	07/15/31	(a)	1,965	2,134,849
Meritor, Inc.,
Gtd. Notes, 144A
6.250%	06/01/25	(a)	1,135	1,184,840

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Parts & Equipment (cont’d.)
Tenneco, Inc.,
Gtd. Notes
5.000%	07/15/26	(a)	1,515	$1,463,792
Sr. Sec’d. Notes, 144A
5.125%	04/15/29	(a)	2,255	2,222,731
7.875%	01/15/29	(a)	1,510	1,638,012
Wheel Pros, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/29	(a)	1,575	1,519,118

				27,898,025

Banks — 2.1%
Banco Davivienda SA (Colombia),
Jr. Sub. Notes, 144A
6.650%(ff)	04/22/31	(oo)	2,100	2,128,193
Banco de Bogota SA (Colombia),
Sub. Notes
6.250%	05/12/26		1,400	1,511,366
Banco General SA (Panama),
Jr. Sub. Notes, 144A
5.250%(ff)	05/07/31	(oo)	620	629,659
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes
6.750%(ff)	09/27/24	(oo)	800	829,549
7.625%(ff)	01/10/28	(oo)	400	427,071
8.375%(ff)	10/14/30	(oo)	650	748,710
Banco Nacional de Panama (Panama),
Sr. Unsec’d. Notes, 144A
2.500%	08/11/30	(a)	2,650	2,482,382
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.177%	10/26/31	(a)	2,000	2,036,282
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico),
Jr. Sub. Notes
8.500%(ff)	01/20/22	(oo)	1,500	1,502,063
Sr. Unsec’d. Notes, 144A
5.375%	04/17/25		730	797,085
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.722%(ff)	09/14/27		2,600	2,551,760
3.490%	05/28/30	(a)	6,800	7,199,237
Bancolombia SA (Colombia),
Sub. Notes
4.625%(ff)	12/18/29	(a)	1,900	1,898,539
Bangkok Bank PCL (Thailand),
Sub. Notes, 144A
3.466%(ff)	09/23/36		990	988,664
Sub. Notes, EMTN
3.733%(ff)	09/25/34		8,100	8,266,627
Bank Muscat SAOG (Oman),
Sr. Unsec’d. Notes, EMTN
4.750%	03/17/26		1,800	1,860,730
Bank Negara Indonesia Persero Tbk PT (Indonesia),
Sub. Notes, EMTN
3.750%	03/30/26		2,436	2,472,060

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31		4,514	$4,557,784
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		12,615	12,096,174
1.922%(ff)	10/24/31		10,096	9,675,757
2.496%(ff)	02/13/31		26,620	26,716,426
3.194%(ff)	07/23/30		1,450	1,529,032
3.248%	10/21/27	(a)	3,837	4,090,618
4.271%(ff)	07/23/29		2,039	2,273,042
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.852%(ff)	05/07/26		3,820	3,937,747
Sr. Unsec’d. Notes, MTN
4.338%(ff)	05/16/24		2,555	2,661,148
Sub. Notes
4.836%	05/09/28		487	535,364
BBVA Bancomer SA (Mexico),
Sub. Notes
5.125%(ff)	01/18/33		3,200	3,294,576
5.350%(ff)	11/12/29		200	208,347
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27		2,965	2,884,862
2.159%(ff)	09/15/29		2,440	2,390,217
Sr. Unsec’d. Notes, 144A, MTN
3.052%(ff)	01/13/31		6,000	6,184,126
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32		20,000	20,006,818
3.106%(ff)	04/08/26		10,535	11,045,177
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.194%(ff)	04/01/31		8,180	9,025,037
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.226%	06/22/24		3,385	3,384,528
3.244%(ff)	12/20/25		2,430	2,527,309
3.875%	09/12/23		5	5,209
5.375%	01/12/24		4,250	4,576,602
Emirates NBD Bank PJSC (United Arab Emirates),
Jr. Sub. Notes
6.125%(ff)	03/20/25	(oo)	1,700	1,780,202
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
6.625%	01/15/27		825	808,284
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27		4,265	4,180,941
1.948%(ff)	10/21/27		6,631	6,608,985
2.650%(ff)	10/21/32		3,703	3,727,547
3.691%(ff)	06/05/28		4,174	4,504,832
4.223%(ff)	05/01/29		9,232	10,259,045
Grupo Aval Ltd. (Colombia),
Gtd. Notes
4.375%	02/04/30		800	767,556

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.013%(ff)	09/22/28		750	$734,316
2.099%(ff)	06/04/26		8,355	8,406,394
4.041%(ff)	03/13/28		454	490,779
4.292%(ff)	09/12/26		365	394,143
4.950%	03/31/30		14,745	17,289,961
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
1.726%(ff)	04/01/27	(a)	2,000	1,986,654
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.764%(ff)	11/19/31		6,503	6,168,957
2.083%(ff)	04/22/26		8,446	8,574,401
2.182%(ff)	06/01/28		5,470	5,507,235
2.522%(ff)	04/22/31		9,752	9,865,050
2.739%(ff)	10/15/30		6,189	6,350,232
3.109%(ff)	04/22/51		3,062	3,159,381
Sub. Notes
2.956%(ff)	05/13/31		11,372	11,768,749
Morgan Stanley,
Sr. Unsec’d. Notes
1.593%(ff)	05/04/27		1,954	1,933,973
3.217%(ff)	04/22/42		1,222	1,281,609
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		18,150	18,591,888
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32		6,756	6,402,057
1.928%(ff)	04/28/32		1,537	1,468,560
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.875%	09/12/23		4,860	5,067,658
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN
2.750%	02/12/27		6,500	6,685,669
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.532%(ff)	08/21/26		9,140	8,997,082
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.819%(ff)	01/30/26		3,186	3,272,583
4.644%(ff)	04/01/31		9,590	10,873,381
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27		3,515	3,436,352
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26		2,583	2,631,798
3.068%(ff)	04/30/41		7,835	8,015,803
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28		3,073	3,123,952
2.572%(ff)	02/11/31		19,330	19,730,266
2.879%(ff)	10/30/30		12,745	13,250,548
5.013%(ff)	04/04/51		3,345	4,571,435
Sub. Notes, GMTN
4.300%	07/22/27		3,261	3,645,125

				408,249,260

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.500%	06/01/50	(a)		9,798	$12,100,472
5.550%	01/23/49			7,181	9,932,115
Triton Water Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.250%	04/01/29			1,610	1,556,508

					23,589,095

Building Materials — 0.1%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22			702	709,444
3.750%	05/01/28			9,148	9,711,349
Cemex SAB de CV (Mexico),
Gtd. Notes
5.450%	11/19/29			700	751,968
CP Atlas Buyer, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	12/01/28	(a)		795	789,689
Forterra Finance LLC/FRTA Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	07/15/25			900	954,589
New Enterprise Stone & Lime Co., Inc.,
Sr. Sec’d. Notes, 144A
5.250%	07/15/28	(a)		1,055	1,071,615
PGT Innovations, Inc.,
Gtd. Notes, 144A
4.375%	10/01/29	(a)		2,715	2,728,570
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29			1,230	1,287,848
6.500%	03/15/27			2,360	2,452,812

					20,457,884

Chemicals — 0.2%
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sr. Sec’d. Notes, 144A
6.125%	06/15/28	(a)		855	903,696
Equate Petrochemical BV (Kuwait),
Gtd. Notes, EMTN
4.250%	11/03/26			9,560	10,407,760
GPD Cos., Inc.,
Sr. Sec’d. Notes, 144A
10.125%	04/01/26			1,975	2,104,032
ICL Group Ltd. (Israel),
Sr. Unsec’d. Notes, 144A
6.375%	05/31/38			1,900	2,445,830
Kobe US Midco 2, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 9.250% or PIK 10.000%
9.250%	11/01/26			1,290	1,306,026
Kraton Polymers LLC/Kraton Polymers Capital Corp.,
Gtd. Notes, 144A
5.250%	05/15/26		EUR	325	379,918
LSF11 A5 HoldCo LLC,
Sr. Unsec’d. Notes, 144A
6.625%	10/15/29	(a)		1,945	1,918,612

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
MEGlobal Canada ULC (Kuwait),
Gtd. Notes, 144A, MTN
5.875%	05/18/30			260	$315,244
Gtd. Notes, EMTN
5.875%	05/18/30			1,000	1,212,478
Methanex Corp. (Canada),
Sr. Unsec’d. Notes
5.125%	10/15/27	(a)		1,665	1,753,577
OCI NV (Netherlands),
Sr. Sec’d. Notes, 144A
4.625%	10/15/25	(a)		815	844,162
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
5.500%	01/15/48			1,600	1,873,881
Tronox, Inc.,
Gtd. Notes, 144A
4.625%	03/15/29			1,500	1,496,255
WR Grace Holdings LLC,
Sr. Unsec’d. Notes, 144A
5.625%	08/15/29	(a)		1,335	1,371,455

					28,332,926

Commercial Services — 0.4%
AA Bond Co. Ltd. (United Kingdom),
Sec’d. Notes, 144A
6.500%	01/31/26		GBP	345	475,337
Abu Dhabi Ports Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
2.500%	05/06/31			2,000	1,997,503
Adani International Container Terminal Pvt Ltd. (India),
Sr. Sec’d. Notes
3.000%	02/16/31			3,136	3,021,705
Adani Ports & Special Economic Zone Ltd. (India),
Sr. Unsec’d. Notes
4.375%	07/03/29			500	522,153
Sr. Unsec’d. Notes, 144A
4.200%	08/04/27			740	768,858
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/28	(a)		1,515	1,478,484
Albion Financing 1 Sarl/Aggreko Holdings, Inc. (Luxembourg),
Sr. Sec’d. Notes, 144A
6.125%	10/15/26	(a)		1,990	2,008,757
Albion Financing 2 Sarl (Luxembourg),
Sr. Unsec’d. Notes, 144A
8.750%	04/15/27	(a)		2,000	2,030,627
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26			2,870	3,010,328
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27			5,245	5,606,701
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.625%	10/01/27			235	243,644
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.750%	07/15/27	(a)		790	823,560

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
5.750%	07/15/27			245	$255,047
CoreLogic, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	05/01/28			5,610	5,586,865
DP World Crescent Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.875%	07/18/29			2,725	2,903,364
Gartner, Inc.,
Gtd. Notes, 144A
3.625%	06/15/29			720	728,052
3.750%	10/01/30			410	416,784
4.500%	07/01/28	(a)		950	992,195
HealthEquity, Inc.,
Gtd. Notes, 144A
4.500%	10/01/29	(a)		1,620	1,608,142
International Container Terminal Services, Inc. (Philippines),
Sr. Unsec’d. Notes
4.750%	06/17/30			1,710	1,867,019
IPD 3 BV (France),
Sr. Sec’d. Notes, 144A
5.500%	12/01/25		EUR	255	298,131
Korn Ferry,
Gtd. Notes, 144A
4.625%	12/15/27			1,015	1,045,950
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/29	(a)		2,400	2,351,673
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A
5.500%	04/15/29			2,295	2,373,263
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
4.500%	07/15/29			1,085	1,067,268
5.625%	10/01/28			910	939,571
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
6.250%	01/15/28	(a)		1,819	1,899,132
Sr. Sec’d. Notes, 144A
3.375%	08/31/27			400	385,215
5.750%	04/15/26	(a)		1,805	1,937,575
PROG Holdings, Inc.,
Gtd. Notes, 144A
6.000%	11/15/29			3,045	3,134,398
Rent-A-Center Inc,
Gtd. Notes, 144A
6.375%	02/15/29			2,655	2,769,969
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	09/01/25	(a)		860	894,408
9.250%	04/15/25			1,265	1,429,329
TransJamaican Highway Ltd. (Jamaica),
Sr. Sec’d. Notes
5.750%	10/10/36			442	440,476
Sr. Sec’d. Notes, 144A
5.750%	10/10/36			456	455,159

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
2.450%	03/16/31			2,353	$2,330,448
3.375%	03/22/27			1,519	1,614,400
4.125%	02/02/26			4,121	4,479,960
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	(a)		1,330	1,340,525
WASH Multifamily Acquisition, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26			1,735	1,822,949

					69,354,924

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/50			1,979	1,943,964
Booz Allen Hamilton, Inc.,
Gtd. Notes, 144A
4.000%	07/01/29	(a)		600	620,028
Lenovo Group Ltd. (China),
Sr. Unsec’d. Notes
3.421%	11/02/30			800	811,923
Sr. Unsec’d. Notes, 144A
3.421%	11/02/30			555	563,271
Presidio Holdings, Inc.,
Gtd. Notes, 144A
8.250%	02/01/28	(a)		3,240	3,463,452
Sr. Sec’d. Notes, 144A
4.875%	02/01/27			395	407,097

					7,809,735

Distribution/Wholesale — 0.0%
American Builders & Contractors Supply Co., Inc.,
Sr. Sec’d. Notes, 144A
4.000%	01/15/28			50	51,155
IAA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	06/15/27			1,230	1,275,961
Ritchie Bros Holdings Ltd. (Canada),
Gtd. Notes, 144A
4.950%	12/15/29		CAD	830	666,815
Ritchie Bros Holdings, Inc. (Canada),
Gtd. Notes, 144A
4.750%	12/15/31	(a)		615	641,677
Univar Solutions USA, Inc.,
Gtd. Notes, 144A
5.125%	12/01/27	(a)		2,230	2,327,995

					4,963,603

Diversified Financial Services — 0.8%
Advisor Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
10.750%	08/01/27	(a)		1,720	1,914,237
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26			3,705	3,732,812

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
3.000%	10/29/28		1,860	$1,887,890
3.300%	01/30/32		1,980	2,019,207
3.500%	01/15/25		595	622,143
4.625%	07/01/22		8,915	9,084,791
4.625%	10/15/27	(a)	1,000	1,104,513
4.875%	01/16/24	(a)	1,440	1,531,805
6.500%	07/15/25		450	514,596
Aretec Escrow Issuer, Inc.,
Sr. Unsec’d. Notes, 144A
7.500%	04/01/29	(a)	3,450	3,542,821
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
2.528%	11/18/27		6,304	6,140,011
3.950%	07/01/24		3,781	3,960,427
4.375%	05/01/26		2,895	3,089,448
Sr. Unsec’d. Notes, 144A
5.500%	01/15/26		2,499	2,769,437
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23	(a)	21,274	21,857,072
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.900%	01/29/24	(a)	1,524	1,605,298
4.250%	04/30/25		5,410	5,855,419
Cobra AcquisitionCo LLC,
Gtd. Notes, 144A
6.375%	11/01/29	(a)	3,140	3,104,170
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		6,225	6,591,717
4.100%	02/09/27		11,010	11,987,339
4.500%	01/30/26		750	821,433
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	02/15/26		1,420	1,448,715
Enact Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	08/15/25	(a)	2,340	2,562,080
Gtlk Europe Capital DAC (Russia),
Gtd. Notes
5.950%	04/17/25		1,800	1,904,091
GTLK Europe DAC (Russia),
Gtd. Notes
5.125%	05/31/24		1,400	1,463,915
Home Point Capital, Inc.,
Gtd. Notes, 144A
5.000%	02/01/26	(a)	1,210	1,121,174
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
1.850%	09/15/32	(a)	18,234	17,492,627
2.650%	09/15/40	(a)	2,777	2,698,321
Jane Street Group/JSG Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	11/15/29		1,335	1,353,781

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
LPL Holdings, Inc.,
Gtd. Notes, 144A
4.000%	03/15/29		1,255	$1,287,536
4.375%	05/15/31	(a)	330	337,635
LSEGA Financing PLC (United Kingdom),
Gtd. Notes, 144A
2.500%	04/06/31		3,275	3,292,533
3.200%	04/06/41	(a)	1,350	1,399,578
Gtd. Notes, 144A, MTN
2.000%	04/06/28	(a)	4,445	4,384,855
Midcap Financial Issuer Trust,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/30	(a)	1,165	1,168,980
6.500%	05/01/28		2,590	2,702,245
Navient Corp.,
Sr. Unsec’d. Notes
4.875%	03/15/28	(a)	810	808,982
5.500%	03/15/29		2,125	2,126,596
6.750%	06/25/25		815	897,319
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24		760	810,414
OneMain Finance Corp.,
Gtd. Notes
6.125%	03/15/24		75	79,523
6.625%	01/15/28		275	309,737
7.125%	03/15/26		510	583,378
8.250%	10/01/23		505	558,414
8.875%	06/01/25		520	557,954
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29		1,925	1,848,576
5.375%	10/15/25		1,260	1,293,299
SLM Corp.,
Sr. Unsec’d. Notes
4.200%	10/29/25	(a)	1,575	1,649,662
Synchrony Financial,
Sr. Unsec’d. Notes
4.250%	08/15/24		1,035	1,096,911
4.375%	03/19/24		1,397	1,475,942
United Wholesale Mortgage LLC,
Sr. Unsec’d. Notes, 144A
5.500%	04/15/29		1,595	1,563,582
5.750%	06/15/27		760	761,935

				154,776,876

Electric — 0.6%
Acwa Power Management & Investments One Ltd. (Saudi Arabia),
Sr. Sec’d. Notes
5.950%	12/15/39		1,597	1,894,985
AES Andes SA (Chile),
Jr. Sub. Notes, 144A
6.350%(ff)	10/07/79		825	839,377
7.125%(ff)	03/26/79		1,700	1,762,700
Ausgrid Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.850%	05/01/23		2,734	2,808,131
4.350%	08/01/28		4,277	4,804,611

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
CA La Electricidad de Caracas (Venezuela),
Sr. Unsec’d. Notes
8.500%	04/10/18	(d)	900	$6,750
Calpine Corp.,
Sr. Sec’d. Notes, 144A
4.500%	02/15/28		465	482,372
Sr. Unsec’d. Notes, 144A
5.000%	02/01/31		810	817,867
Cometa Energia SA de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	04/24/35		3,057	3,471,282
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24		585	620,340
Consorcio Transmantaro SA (Peru),
Sr. Unsec’d. Notes, 144A
4.700%	04/16/34		500	550,159
DPL, Inc.,
Sr. Unsec’d. Notes
4.125%	07/01/25	(a)	605	632,731
Edison International,
Sr. Unsec’d. Notes
4.950%	04/15/25		169	184,279
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28		1,430	1,529,849
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31	(a)	850	1,148,095
Infraestructura Energetica Nova SAB de CV (Mexico),
Sr. Unsec’d. Notes
4.750%	01/15/51		925	928,315
Sr. Unsec’d. Notes, 144A
4.875%	01/14/48		700	707,124
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		1,495	1,642,721
Lamar Funding Ltd. (Oman),
Gtd. Notes
3.958%	05/07/25		2,000	1,991,642
Minejesa Capital BV (Indonesia),
Sr. Sec’d. Notes
5.625%	08/10/37		2,850	2,979,608
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes
5.125%	05/07/29		350	339,522
Sr. Sec’d. Notes, 144A
5.125%	05/07/29		525	509,283
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.440%	01/15/32		4,395	4,406,620
3.000%	01/15/52		4,040	4,041,260
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	09/15/24		63	65,610
4.500%	09/15/27	(a)	1,600	1,725,250

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		1,340	$1,415,018
6.625%	01/15/27		567	589,910
Gtd. Notes, 144A
3.875%	02/15/32		2,330	2,291,869
5.250%	06/15/29	(a)	925	990,326
Sr. Sec’d. Notes, 144A
4.450%	06/15/29		2,487	2,711,509
Oryx Funding Ltd. (Oman),
Gtd. Notes
5.800%	02/03/31		800	847,126
Gtd. Notes, 144A
5.800%	02/03/31		230	243,549
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27	(a)	1,857	1,795,816
2.500%	02/01/31		4,816	4,588,021
3.300%	08/01/40		3,999	3,720,991
3.950%	12/01/47		1,900	1,848,764
4.550%	07/01/30		12,348	13,393,357
Pattern Energy Operations LP/Pattern Energy Operations, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28		345	359,357
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
3.875%	07/17/29	(a)	2,265	2,395,578
Sr. Unsec’d. Notes, EMTN
6.150%	05/21/48		300	372,896
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28	(a)	3,075	3,232,857
5.250%	07/01/30	(a)	1,370	1,436,332
Ruwais Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes
6.000%	08/31/36		1,640	2,173,159
Saudi Electricity Global Sukuk Co. 4 (Saudi Arabia),
Sr. Unsec’d. Notes
4.723%	09/27/28		5,800	6,684,412
State Grid Overseas Investment 2013 Ltd. (China),
Gtd. Notes
4.375%	05/22/43		605	758,809
State Grid Overseas Investment 2014 Ltd. (China),
Gtd. Notes
4.850%	05/07/44		1,200	1,607,588
State Grid Overseas Investment BVI Ltd. (China),
Gtd. Notes, EMTN
3.500%	05/04/27		700	755,117
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26		2,645	2,702,327
TNB Global Ventures Capital Bhd (Malaysia),
Sr. Unsec’d. Notes, EMTN
3.244%	10/19/26		6,400	6,687,718
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26	(oo)	2,470	2,506,029

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
8.000%(ff)	10/15/26	(oo)	2,800	$2,961,906
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.500%	09/01/26		975	1,003,212
5.625%	02/15/27		1,625	1,680,221
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		8,288	8,546,159
Sr. Unsec’d. Notes, 144A
4.375%	05/01/29		4,175	4,190,771

				125,381,187

Electronics — 0.0%
AAC Technologies Holdings, Inc. (China),
Sr. Unsec’d. Notes
2.625%	06/02/26		1,175	1,154,287
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
4.000%	04/01/25		4,883	5,206,680

				6,360,967

Engineering & Construction — 0.1%
Aeropuerto Internacional de Tocumen SA (Panama),
Sr. Sec’d. Notes, 144A
4.000%	08/11/41	(a)	560	571,048
HTA Group Ltd. (Tanzania),
Gtd. Notes, 144A
7.000%	12/18/25		870	906,284
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
5.500%	07/31/47		11,321	11,333,181

				12,810,513

Entertainment — 0.2%
Affinity Gaming,
Sr. Sec’d. Notes, 144A
6.875%	12/15/27		340	355,725
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
10.000%	06/15/26	(a)	1,275	1,260,289
Boyne USA, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	05/15/29	(a)	1,270	1,315,063
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25		1,430	1,502,021
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29	(a)	1,655	1,664,399
8.125%	07/01/27	(a)	4,025	4,455,115
Caesars Resort Collection LLC/CRC Finco, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	07/01/25	(a)	920	961,610
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26		1,895	1,989,764

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Cedar Fair LP,
Gtd. Notes
5.250%	07/15/29	(a)		1,830	$1,886,425
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC,
Gtd. Notes
6.500%	10/01/28	(a)		770	821,623
Sr. Sec’d. Notes, 144A
5.500%	05/01/25	(a)		1,590	1,652,489
Churchill Downs, Inc.,
Gtd. Notes, 144A
4.750%	01/15/28			250	260,115
Cirsa Finance International Sarl (Spain),
Sr. Sec’d. Notes, 144A
4.500%	03/15/27		EUR	695	773,980
Everi Holdings, Inc.,
Gtd. Notes, 144A
5.000%	07/15/29			1,515	1,537,068
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
4.125%	04/15/26			615	632,270
5.250%	01/15/29	(a)		1,120	1,188,139
6.500%	02/15/25	(a)		265	290,016
Lions Gate Capital Holdings LLC,
Gtd. Notes, 144A
5.500%	04/15/29	(a)		1,460	1,492,044
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27	(a)		2,460	2,528,683
Merlin Entertainments Ltd. (United Kingdom),
Sec’d. Notes, 144A
5.750%	06/15/26			400	417,748
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
4.875%	05/01/29			1,530	1,552,695
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	11/15/27			3,475	3,770,438
Raptor Acquisition Corp./Raptor Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A
4.875%	11/01/26			870	878,965
Scientific Games International, Inc.,
Gtd. Notes, 144A
7.000%	05/15/28	(a)		945	1,011,702
7.250%	11/15/29	(a)		3,475	3,898,717
SeaWorld Parks & Entertainment, Inc.,
Gtd. Notes, 144A
5.250%	08/15/29	(a)		4,600	4,686,089
Vail Resorts, Inc.,
Gtd. Notes, 144A
6.250%	05/15/25			725	759,208
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
3.750%	12/01/29			1,365	1,363,161

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29	(a)	690	$701,813

				45,607,374

Environmental Control — 0.1%
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A
4.000%	08/01/28	(a)	1,635	1,604,536
4.375%	08/15/29		1,040	1,030,687
4.750%	06/15/29	(a)	2,210	2,226,041
Madison IAQ LLC,
Sr. Sec’d. Notes, 144A
4.125%	06/30/28		1,505	1,512,930
Sr. Unsec’d. Notes, 144A
5.875%	06/30/29	(a)	1,155	1,155,119
Waste Connections, Inc.,
Sr. Unsec’d. Notes
2.200%	01/15/32		2,940	2,883,627

				10,412,940

Foods — 0.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
4.625%	01/15/27	(a)	430	451,581
4.875%	02/15/30	(a)	6,330	6,842,057
5.875%	02/15/28	(a)	1,525	1,619,334
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25		1,395	1,437,776
Sr. Sec’d. Notes, 144A
4.625%	11/15/28	(a)	400	411,094
Kraft Heinz Foods Co.,
Gtd. Notes
4.250%	03/01/31	(a)	985	1,120,698
6.875%	01/26/39		270	397,159
New Albertsons LP,
Sr. Unsec’d. Notes
7.450%	08/01/29		55	63,798
Sigma Holdco BV (Netherlands),
Gtd. Notes, 144A
7.875%	05/15/26		335	323,669
Tingyi Cayman Islands Holding Corp. (China),
Sr. Unsec’d. Notes
1.625%	09/24/25		930	914,998
United Natural Foods, Inc.,
Gtd. Notes, 144A
6.750%	10/15/28	(a)	1,200	1,286,603
US Foods, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30		945	956,572

				15,825,339

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
5.150%	01/29/50		1,500	1,708,104

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Forest Products & Paper (cont’d.)
Mercer International, Inc. (Germany),
Sr. Unsec’d. Notes
5.125%	02/01/29	(a)	1,520	$1,552,861
5.500%	01/15/26	(a)	745	756,442

				4,017,407

Gas — 0.1%
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.200%	03/23/25		4,550	4,870,674
4.250%	07/15/27		3,146	3,463,745
NiSource, Inc.,
Jr. Sub. Notes
5.650%(ff)	06/15/23	(oo)	815	838,474
Sr. Unsec’d. Notes
1.700%	02/15/31	(a)	2,777	2,598,643
3.600%	05/01/30		2,607	2,816,317

				14,587,853

Hand/Machine Tools — 0.0%
Apex Tool Group LLC/BC Mountain Finance, Inc.,
Gtd. Notes, 144A
9.000%	02/15/23	(a)	805	764,205

Healthcare-Products — 0.1%
Avantor Funding, Inc.,
Gtd. Notes, 144A
4.625%	07/15/28	(a)	2,895	3,042,278
Baxter International, Inc.,
Sr. Unsec’d. Notes, 144A
2.272%	12/01/28	(a)	2,530	2,550,209
2.539%	02/01/32		3,475	3,510,738
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29	(a)	5,895	5,874,491
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29	(a)	5,110	5,189,559
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
1.900%	09/15/28		2,904	2,854,438
2.250%	09/15/31		1,574	1,533,047
3.300%	09/15/29		1,955	2,081,034

				26,635,794

Healthcare-Services — 0.4%
Acadia Healthcare Co., Inc.,
Gtd. Notes, 144A
5.000%	04/15/29	(a)	930	962,527
Akumin, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	11/01/25	(a)	1,480	1,407,755
Cano Health LLC,
Gtd. Notes, 144A
6.250%	10/01/28		2,000	1,991,728
Centene Corp.,
Sr. Unsec’d. Notes
2.500%	03/01/31		5,245	5,105,631
2.625%	08/01/31		1,595	1,569,045

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
3.000%	10/15/30	(a)	12,420	$12,637,611
4.250%	12/15/27		90	94,148
4.625%	12/15/29		2,890	3,118,880
CHS/Community Health Systems, Inc.,
Gtd. Notes, 144A
6.875%	04/01/28	(a)	680	672,341
Sec’d. Notes, 144A
6.125%	04/01/30		850	840,641
6.875%	04/15/29	(a)	2,725	2,782,876
Sr. Sec’d. Notes, 144A
6.000%	01/15/29	(a)	1,250	1,338,889
8.000%	12/15/27	(a)	1,340	1,450,580
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30	(a)	305	313,096
Hadrian Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	05/01/26		3,419	3,522,223
HCA, Inc.,
Gtd. Notes
5.625%	09/01/28		330	385,454
5.875%	02/01/29		1,000	1,192,454
Humana, Inc.,
Sr. Unsec’d. Notes
2.150%	02/03/32		1,471	1,424,836
4.875%	04/01/30	(a)	3,098	3,634,222
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A
4.375%	02/15/27		735	743,402
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	06/15/28	(a)	1,025	1,060,171
Radiology Partners, Inc.,
Gtd. Notes, 144A
9.250%	02/01/28	(a)	3,345	3,514,290
RP Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
5.250%	12/15/25	(a)	525	532,962
St. Joseph’s University Medical Center, Inc.,
Sec’d. Notes
4.584%	07/01/27		8,000	8,802,445
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
10.000%	04/15/27	(a)	1,245	1,323,666
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28	(a)	1,880	1,986,431
Sr. Sec’d. Notes, 144A
4.375%	01/15/30		2,535	2,569,707
7.500%	04/01/25	(a)	880	924,361
Sr. Unsec’d. Notes
6.875%	11/15/31		780	891,631
U.S. Renal Care, Inc.,
Sr. Unsec’d. Notes, 144A
10.625%	07/15/27		1,250	1,279,057

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	(a)	1,555	$1,543,462
2.750%	05/15/40		2,044	2,062,004
3.700%	08/15/49		6,656	7,683,539
4.450%	12/15/48		2,722	3,479,784

				82,841,849

Home Builders — 0.0%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29		1,870	1,911,115
Picasso Finance Sub, Inc.,
Sr. Sec’d. Notes, 144A
6.125%	06/15/25	(a)	893	934,902
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A
4.750%	02/15/28		190	194,454
Taylor Morrison Communities, Inc.,
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30	(a)	545	602,771
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.875%	04/15/23		735	768,130
Winnebago Industries, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/15/28		675	722,854

				5,134,226

Home Furnishings — 0.0%
Controladora Mabe SA de CV (Mexico),
Gtd. Notes, 144A
5.600%	10/23/28		1,095	1,247,960

Insurance — 0.2%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.125%	08/01/26	(a)	2,658	2,927,378
Aflac, Inc.,
Sr. Unsec’d. Notes
3.600%	04/01/30	(a)	872	961,494
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.900%	04/06/28		7,625	8,439,207
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,
Sr. Unsec’d. Notes, 144A
5.875%	11/01/29	(a)	840	855,267
6.750%	10/15/27	(a)	3,440	3,568,989
AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A
4.875%	06/30/29	(a)	1,500	1,517,835
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25		1,790	1,979,011
Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
4.350%	04/20/28		8,451	9,467,811

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
GTCR AP Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.000%	05/15/27	(a)	2,030	$2,103,786
HUB International Ltd.,
Gtd. Notes, 144A
7.000%	05/01/26	(a)	3,790	3,894,002
Sr. Unsec’d. Notes, 144A
5.625%	12/01/29		5,010	5,159,088
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30	(a)	1,512	1,510,037

				42,383,905

Internet — 0.2%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
2.125%	02/09/31		200	193,186
3.150%	02/09/51		200	186,344
3.250%	02/09/61		700	648,928
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.875%	07/06/22	(a)	8,965	9,041,449
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A
5.250%	12/01/27	(a)	1,680	1,737,411
Match Group Holdings II LLC,
Sr. Unsec’d. Notes, 144A
3.625%	10/01/31	(a)	1,965	1,913,824
4.125%	08/01/30	(a)	540	547,603
4.625%	06/01/28		755	785,244
5.625%	02/15/29		1,590	1,705,864
Millennium Escrow Corp.,
Sr. Sec’d. Notes, 144A
6.625%	08/01/26		1,230	1,233,676
Netflix, Inc.,
Sr. Unsec’d. Notes
5.875%	11/15/28		2,715	3,273,503
6.375%	05/15/29		3,050	3,801,542
Photo Holdings Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/01/26	(a)	3,595	3,740,701
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
3.290%	06/03/60		200	187,594
3.575%	04/11/26		200	213,043
Sr. Unsec’d. Notes, EMTN
3.800%	02/11/25		6,200	6,583,165
Uber Technologies, Inc.,
Gtd. Notes, 144A
7.500%	05/15/25		745	784,871
7.500%	09/15/27		980	1,067,076
8.000%	11/01/26	(a)	1,820	1,941,690

				39,586,714

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Investment Companies — 0.0%
Hightower Holding LLC,
Gtd. Notes, 144A
6.750%	04/15/29	(a)		1,500	$1,539,123
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
5.250%	05/15/27			620	637,360
6.250%	05/15/26	(a)		700	728,844

					2,905,327

Iron/Steel — 0.1%
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/31	(a)		630	634,306
5.875%	12/01/27	(a)		2,490	2,598,159
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	01/31/29	(a)		2,244	2,432,661
Cleveland-Cliffs, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	10/17/25			430	487,068
Periama Holdings LLC (India),
Gtd. Notes
5.950%	04/19/26			1,400	1,490,000
TMS International Corp.,
Sr. Unsec’d. Notes, 144A
6.250%	04/15/29			640	637,556
Vale Overseas Ltd. (Brazil),
Gtd. Notes
3.750%	07/08/30	(a)		500	518,311

					8,798,061

Leisure Time — 0.1%
Carnival Corp.,
Gtd. Notes, 144A
6.000%	05/01/29			1,680	1,671,149
Sr. Sec’d. Notes, 144A
4.000%	08/01/28			1,130	1,121,786
Sr. Unsec’d. Notes, 144A
5.750%	03/01/27	(a)		3,600	3,599,084
7.625%	03/01/26			3,895	4,078,852
Deuce Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	06/15/27		GBP	440	591,924
Life Time, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	01/15/26			245	254,783
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26			1,315	1,317,089
Sr. Sec’d. Notes, 144A
10.250%	02/01/26	(a)		857	996,416
NCL Finance Ltd.,
Gtd. Notes, 144A
6.125%	03/15/28			235	232,521
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
9.125%	06/15/23			180	191,884

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time (cont’d.)
Sr. Sec’d. Notes, 144A
10.875%	06/01/23			1,580	$1,727,090
Sr. Unsec’d. Notes, 144A
5.500%	08/31/26	(a)		2,330	2,369,042
5.500%	04/01/28	(a)		3,015	3,058,428
TUI Cruises GmbH (Germany),
Sr. Unsec’d. Notes, 144A
6.500%	05/15/26		EUR	229	258,576
Viking Cruises Ltd.,
Sr. Sec’d. Notes, 144A
13.000%	05/15/25	(a)		425	480,945
Sr. Unsec’d. Notes, 144A
7.000%	02/15/29			2,095	2,099,358

					24,048,927

Lodging — 0.1%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
5.375%	05/01/25			365	379,499
5.750%	05/01/28			610	651,890
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27			115	118,741
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24			1,241	1,261,115
3.500%	08/18/26	(a)		2,032	2,056,899
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25			59	66,443
Melco Resorts Finance Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
5.375%	12/04/29	(a)		790	764,351
MGM China Holdings Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
4.750%	02/01/27	(a)		1,450	1,403,979
5.875%	05/15/26	(a)		995	999,520
MGM Resorts International,
Gtd. Notes
4.750%	10/15/28			705	729,327
6.000%	03/15/23			1,200	1,260,459
Studio City Finance Ltd. (Macau),
Gtd. Notes, 144A
5.000%	01/15/29	(a)		425	382,394
6.500%	01/15/28			200	193,022
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.250%	05/15/27	(a)		2,145	2,189,346
5.500%	03/01/25			157	162,344
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.500%	01/15/26			1,590	1,493,092
5.500%	10/01/27	(a)		415	384,740

					14,497,161

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified — 0.0%
Mueller Water Products, Inc.,
Gtd. Notes, 144A
4.000%	06/15/29	(a)	975	$987,798
TK Elevator Holdco GmbH (Germany),
Gtd. Notes, 144A
7.625%	07/15/28	(a)	2,965	3,173,893
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A
5.250%	07/15/27	(a)	3,550	3,728,709

				7,890,400

Media — 0.7%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
5.000%	01/15/28	(a)	3,910	3,802,526
5.750%	08/15/29	(a)	1,990	1,968,633
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32		970	999,930
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		1,180	1,192,576
4.250%	01/15/34		970	955,176
4.500%	08/15/30		3,945	4,048,023
4.500%	06/01/33	(a)	2,710	2,766,033
5.000%	02/01/28	(a)	710	736,148
5.375%	06/01/29		2,785	3,006,615
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29		2,528	2,472,473
2.800%	04/01/31		3,975	3,941,239
3.700%	04/01/51		6,539	6,320,673
3.750%	02/15/28		4,670	5,006,447
4.800%	03/01/50		400	448,390
4.908%	07/23/25		7,980	8,789,478
5.375%	05/01/47		260	310,528
6.484%	10/23/45		1,059	1,447,813
Comcast Corp.,
Gtd. Notes
2.650%	02/01/30		8,470	8,773,173
3.900%	03/01/38		1,876	2,115,959
Gtd. Notes, 144A
2.937%	11/01/56		646	615,347
CSC Holdings LLC,
Gtd. Notes, 144A
6.500%	02/01/29		4,785	5,133,644
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30	(a)	3,160	2,989,937
5.000%	11/15/31	(a)	1,130	1,090,939
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27		940	262,840
Sr. Sec’d. Notes, 144A
5.375%	08/15/26	(a)	265	132,136
Directv Financing LLC/Directv Financing Co-Obligor, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	08/15/27		2,060	2,110,223

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		420	$382,150
7.375%	07/01/28	(a)	805	817,271
7.750%	07/01/26	(a)	745	786,945
Sr. Sec’d. Notes, 144A
5.250%	12/01/26	(a)	1,290	1,310,344
5.750%	12/01/28		1,330	1,344,767
GCI LLC,
Sr. Unsec’d. Notes, 144A
4.750%	10/15/28		1,670	1,712,243
Globo Comunicacao e Participacoes SA (Brazil),
Sr. Unsec’d. Notes
4.843%	06/08/25		7,500	7,686,071
4.875%	01/22/30		2,300	2,236,183
5.125%	03/31/27		600	600,329
Gray Escrow II, Inc.,
Gtd. Notes, 144A
5.375%	11/15/31	(a)	2,455	2,524,328
Gray Television, Inc.,
Gtd. Notes, 144A
7.000%	05/15/27	(a)	4,050	4,330,087
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27		5,080	5,360,904
LCPR Senior Secured Financing DAC,
Sr. Sec’d. Notes, 144A
5.125%	07/15/29	(a)	2,250	2,275,500
6.750%	10/15/27	(a)	1,744	1,845,857
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27		740	763,462
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	09/15/26	(a)	590	597,950
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
3.875%	09/01/31	(a)	375	368,526
4.000%	07/15/28		4,305	4,334,095
5.500%	07/01/29		1,775	1,914,748
Townsquare Media, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/26	(a)	3,035	3,230,670
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	05/01/29	(a)	2,835	2,870,862
6.625%	06/01/27		880	947,337
9.500%	05/01/25		690	739,787
Urban One, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	02/01/28		975	1,004,998
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
5.000%	07/15/30	(a)	525	524,660
Virgin Media Vendor Financing Notes IV DAC (United Kingdom),
Sr. Unsec’d. Notes, 144A
5.000%	07/15/28		2,530	2,550,623

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Walt Disney Co. (The),
Gtd. Notes
3.800%	03/22/30		3,709	$4,168,488
Ziggo Bond Co. BV (Netherlands),
Gtd. Notes, 144A
5.125%	02/28/30	(a)	435	438,299
Sr. Unsec’d. Notes, 144A
6.000%	01/15/27		3,077	3,170,498
Ziggo BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/27		236	243,068

				132,517,949

Metal Fabricate/Hardware — 0.0%
Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	10/15/29		895	914,315

Mining — 0.2%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
5.500%	12/15/27	(a)	910	973,700
6.125%	05/15/28	(a)	2,470	2,657,426
Arconic Corp.,
Sec’d. Notes, 144A
6.125%	02/15/28	(a)	1,755	1,867,410
Compass Minerals International, Inc.,
Gtd. Notes, 144A
6.750%	12/01/27	(a)	665	705,001
Constellium SE,
Gtd. Notes, 144A
5.625%	06/15/28	(a)	4,640	4,873,290
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.000%	09/30/29		13,965	14,161,994
3.150%	01/15/51		352	327,787
3.625%	08/01/27		1,745	1,858,147
3.700%	01/30/50		845	863,961
3.750%	01/15/31	(a)	1,555	1,655,888
Freeport-McMoRan, Inc.,
Gtd. Notes
5.400%	11/14/34		3,140	3,823,808
5.450%	03/15/43		1,440	1,810,259
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28		1,480	1,587,592
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A
6.125%	04/01/29	(a)	2,320	2,460,373
Industrias Penoles SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.750%	08/06/50		260	284,432
Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	08/01/28	(a)	730	795,416
New Gold, Inc. (Canada),
Gtd. Notes, 144A
7.500%	07/15/27	(a)	105	111,534

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Nexa Resources SA (Brazil),
Gtd. Notes
5.375%	05/04/27		200	$212,523
6.500%	01/18/28		1,100	1,210,933
Novelis Corp.,
Gtd. Notes, 144A
4.750%	01/30/30	(a)	1,600	1,685,981
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
7.500%	07/27/35	(a)	650	930,997

				44,858,452

Miscellaneous Manufacturing — 0.1%
Hillenbrand, Inc.,
Gtd. Notes
3.750%	03/01/31		2,600	2,606,303
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
1.700%	03/11/28		1,545	1,529,833
2.150%	03/11/31	(a)	5,745	5,726,620

				9,862,756

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
4.125%	05/01/25		650	668,085

Oil & Gas — 0.8%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.250%	02/15/26		1,510	1,620,817
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26		1,390	1,441,684
Apache Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/37		95	116,249
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.500%	02/01/26	(a)	480	505,708
5.875%	02/01/29	(a)	615	658,361
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24	(a)	770	773,564
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		1,075	1,103,141
Comstock Resources, Inc.,
Gtd. Notes, 144A
5.875%	01/15/30	(a)	885	907,003
6.750%	03/01/29	(a)	2,770	3,003,518
Cosan Overseas Ltd. (Brazil),
Gtd. Notes
8.250%	02/05/22	(oo)	620	632,243
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26		12,218	12,897,345

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.625%	11/02/31	(a)	620	$602,258
5.875%	05/28/45		2,500	2,394,347
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		1,435	1,530,667
6.625%	07/15/25	(a)	725	766,925
EQT Corp.,
Sr. Unsec’d. Notes
7.500%	02/01/30	(a)	630	808,800
Gazprom PJSC via Gaz Finance PLC (Russia),
Sr. Unsec’d. Notes
3.500%	07/14/31		435	420,772
Sr. Unsec’d. Notes, 144A
3.500%	07/14/31		2,115	2,045,821
Gulfport Energy Operating Corp.,
Gtd. Notes, 144A
8.000%	05/17/26		1,085	1,186,987
Hess Corp.,
Sr. Unsec’d. Notes
7.125%	03/15/33		315	419,914
7.300%	08/15/31	(a)	460	614,904
7.875%	10/01/29		129	173,564
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		1,150	1,184,718
6.000%	02/01/31		435	450,674
Independence Energy Finance LLC,
Sr. Unsec’d. Notes, 144A
7.250%	05/01/26		1,900	1,978,449
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
3.500%	04/14/33		3,750	3,898,934
Kosmos Energy Ltd. (Ghana),
Gtd. Notes
7.125%	04/04/26		800	775,609
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25		1,500	1,588,697
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/26		3,995	4,106,286
Oasis Petroleum, Inc.,
Gtd. Notes, 144A
6.375%	06/01/26		1,240	1,302,768
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
5.500%	12/01/25		535	593,294
6.625%	09/01/30	(a)	1,000	1,237,870
6.950%	07/01/24		1,895	2,106,976
7.500%	05/01/31		632	831,141
7.875%	09/15/31	(a)	665	890,479
8.000%	07/15/25		600	697,402
8.500%	07/15/27		515	643,040
8.875%	07/15/30		1,335	1,802,933

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
6.450%	05/30/44			1,645	$2,156,599
Sr. Unsec’d. Notes, EMTN
5.625%	05/20/43			3,400	4,034,211
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.500%	06/10/51	(a)		1,060	983,618
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.375%	04/12/27	(d)		5,670	240,950
6.000%	05/16/24	(d)		19,015	760,600
6.000%	11/15/26	(d)		6,600	288,266
9.000%	11/17/21	(d)		37,670	1,640,050
9.750%	05/17/35	(d)		1,875	78,449
12.750%	02/17/22	(d)		5,195	235,303
Sr. Sec’d. Notes
8.500%	10/27/20	(d)		2,475	383,625
Sr. Sec’d. Notes, 144A
8.500%	10/27/20	(d)		1,076	166,702
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26			5,500	5,568,138
6.490%	01/23/27			60	63,982
6.500%	03/13/27			4,280	4,565,483
6.500%	06/02/41			20,352	18,276,636
Gtd. Notes, Series 2013-2
7.190%	09/12/24		MXN	3,700	172,572
Qatar Energy (Qatar),
Sr. Unsec’d. Notes
2.250%	07/12/31			1,400	1,387,039
Sr. Unsec’d. Notes, 144A
2.250%	07/12/31			1,330	1,317,687
3.125%	07/12/41			2,565	2,593,931
Range Resources Corp.,
Gtd. Notes
8.250%	01/15/29			835	931,926
9.250%	02/01/26			2,330	2,513,472
Reliance Industries Ltd. (India),
Sr. Unsec’d. Notes
3.667%	11/30/27			6,300	6,754,477
Rockcliff Energy II LLC,
Sr. Unsec’d. Notes, 144A
5.500%	10/15/29			995	1,023,758
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30			3,465	3,372,153
Sr. Unsec’d. Notes, EMTN
3.500%	04/16/29			3,600	3,847,923
4.250%	04/16/39			3,200	3,617,413
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32			1,110	1,170,055
8.375%	09/15/28			475	531,332
Thaioil Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
3.500%	10/17/49			610	525,848

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Gtd. Notes, EMTN
3.500%	10/17/49		2,075	$1,788,745
Trinidad Petroleum Holdings Ltd. (Trinidad & Tobago),
Sr. Sec’d. Notes, 144A
9.750%	06/15/26		175	189,808
Vine Energy Holdings LLC,
Gtd. Notes, 144A
6.750%	04/15/29		2,265	2,457,881
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.650%	03/05/25		5,470	5,749,635
3.700%	09/15/26		4,368	4,657,298
3.700%	03/15/28		4,889	5,216,815
4.500%	03/04/29	(a)	4,658	5,210,531

				153,186,773

Oil & Gas Services — 0.0%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes, 144A
6.875%	04/01/27		645	677,454
Exterran Energy Solutions LP/EES Finance Corp.,
Gtd. Notes
8.125%	05/01/25		735	683,553
USA Compression Partners LP/USA Compression Finance Corp.,
Gtd. Notes
6.875%	09/01/27	(a)	925	977,026

				2,338,033

Packaging & Containers — 0.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Unsec’d. Notes, 144A
4.000%	09/01/29	(a)	2,290	2,270,981
Cascades, Inc./Cascades USA, Inc. (Canada),
Gtd. Notes, 144A
5.125%	01/15/26	(a)	1,125	1,168,099
5.375%	01/15/28		2,275	2,333,370
Crown Cork & Seal Co., Inc.,
Gtd. Notes
7.375%	12/15/26		100	120,599
Graphic Packaging International LLC,
Gtd. Notes, 144A
3.750%	02/01/30	(a)	1,290	1,303,411
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
8.500%	04/15/24	(a)	1,295	1,338,445
Pactiv LLC,
Sr. Unsec’d. Notes
7.950%	12/15/25		235	259,818
Sealed Air Corp.,
Gtd. Notes, 144A
6.875%	07/15/33		515	654,735
Trivium Packaging Finance BV (Netherlands),
Gtd. Notes, 144A
8.500%	08/15/27	(a)	3,265	3,450,337

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
Sr. Sec’d. Notes, 144A
5.500%	08/15/26	(a)	925	$965,890

				13,865,685

Pharmaceuticals — 0.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26		7,061	7,437,905
3.200%	11/21/29		6,050	6,476,789
3.800%	03/15/25	(a)	3,630	3,872,330
4.250%	11/14/28	(a)	15,126	17,083,943
4.250%	11/21/49		1,750	2,101,030
4.550%	03/15/35		1,281	1,531,526
4.875%	11/14/48		7,050	9,126,018
AdaptHealth LLC,
Gtd. Notes, 144A
5.125%	03/01/30		335	342,622
6.125%	08/01/28	(a)	1,050	1,112,162
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes
1.750%	05/28/28		3,127	3,106,898
2.250%	05/28/31		1,011	1,021,819
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		3,070	3,246,205
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
7.000%	01/15/28		110	110,579
7.250%	05/30/29		1,135	1,124,454
Sr. Sec’d. Notes, 144A
4.875%	06/01/28	(a)	1,560	1,600,512
5.750%	08/15/27		485	503,838
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
1.957%	02/11/31	(a)	4,646	4,478,006
2.823%	05/20/30	(a)	8,341	8,636,965
3.700%	06/06/27		10,453	11,398,214
3.794%	05/20/50	(a)	3,092	3,480,478
4.685%	12/15/44		362	455,175
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.750%	09/15/25		4,126	4,426,221
4.500%	11/15/44		932	1,054,138
4.900%	09/15/45		4,265	5,124,940
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27		590	634,870
4.375%	10/15/28		7,890	8,969,391
4.500%	02/25/26		6,280	6,958,500
Sr. Unsec’d. Notes
2.400%	03/15/30	(a)	6,050	6,091,726
CVS Health Corp.,
Sr. Unsec’d. Notes
1.300%	08/21/27	(a)	10,044	9,748,687
1.875%	02/28/31		2,935	2,816,189
2.700%	08/21/40		848	814,450
3.625%	04/01/27		8,470	9,188,514

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
4.250%	04/01/50	(a)	10,080	$12,172,230
5.050%	03/25/48		2,372	3,103,644
5.125%	07/20/45		170	221,042
Health & Happiness H&H International Holdings Ltd. (China),
Sec’d. Notes
5.625%	10/24/24		1,400	1,398,498
Option Care Health, Inc.,
Gtd. Notes, 144A
4.375%	10/31/29	(a)	1,105	1,107,429
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28		1,170	1,199,638
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31	(a)	3,345	3,494,438
Perrigo Finance Unlimited Co.,
Gtd. Notes
4.375%	03/15/26	(a)	2,305	2,465,849
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
4.750%	05/09/27		850	841,922
6.750%	03/01/28		1,735	1,859,847
7.125%	01/31/25		3,860	4,145,222
Vizient, Inc.,
Sr. Unsec’d. Notes, 144A
6.250%	05/15/27		580	604,069

				176,688,922

Pipelines — 0.7%
Boardwalk Pipelines LP,
Gtd. Notes
3.375%	02/01/23	(a)	1,598	1,627,031
3.400%	02/15/31		2,185	2,254,304
4.450%	07/15/27		1,610	1,765,653
5.950%	06/01/26		8,252	9,466,250
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	(a)	1,663	1,734,961
3.302%	01/15/35		1,821	1,908,951
3.701%	01/15/39		1,356	1,472,024
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
3.700%	11/15/29		4,337	4,641,364
5.125%	06/30/27		1,344	1,518,813
Cheniere Energy Partners LP,
Gtd. Notes, 144A
3.250%	01/31/32	(a)	1,915	1,936,054
DCP Midstream LP,
Jr. Sub. Notes, Series A
7.375%(ff)	12/15/22	(oo)	1,090	1,075,392
DCP Midstream Operating LP,
Gtd. Notes
5.625%	07/15/27	(a)	1,280	1,452,869
8.125%	08/16/30		750	1,019,464
Gtd. Notes, 144A
6.450%	11/03/36		1,150	1,505,191
6.750%	09/15/37	(a)	1,035	1,383,683

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Energy Transfer LP,
Sr. Unsec’d. Notes
2.900%	05/15/25		1,663	$1,718,340
4.500%	04/15/24		1,437	1,525,015
4.950%	06/15/28		3,975	4,482,363
5.000%	05/15/50		822	946,484
5.250%	04/15/29		2,619	3,008,987
5.500%	06/01/27		2,693	3,077,979
5.875%	01/15/24		3,115	3,361,383
6.000%	06/15/48		6,606	8,261,623
6.250%	04/15/49		4,349	5,687,318
Gray Oak Pipeline LLC,
Sr. Unsec’d. Notes, 144A
2.000%	09/15/23		412	416,596
2.600%	10/15/25		1,270	1,289,443
3.450%	10/15/27		527	551,027
Kinder Morgan, Inc.,
Gtd. Notes, 144A
5.625%	11/15/23		1,555	1,662,170
NGL Energy Operating LLC/NGL Energy Finance Corp.,
Sr. Sec’d. Notes, 144A
7.500%	02/01/26	(a)	3,000	3,091,559
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes
7.500%	11/01/23	(a)	858	851,235
NuStar Logistics LP,
Gtd. Notes
5.750%	10/01/25		735	790,243
6.000%	06/01/26	(a)	1,040	1,134,376
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.500%	05/15/30		762	861,097
5.000%	03/15/27		11,446	12,882,307
5.750%	05/15/24		3,260	3,546,089
5.875%	06/30/26		218	250,162
Summit Midstream Partners LP,
Jr. Sub. Notes, Series A
9.500%	12/15/22	(d)(oo)	63	46,465
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28		1,175	1,174,977
6.000%	03/01/27		1,530	1,595,950
6.000%	12/31/30		965	967,046
7.500%	10/01/25		1,755	1,901,640
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.875%	02/01/31		310	336,783
5.500%	03/01/30		2,660	2,909,718
6.500%	07/15/27	(a)	1,920	2,057,174
6.875%	01/15/29	(a)	480	537,115
Gtd. Notes, 144A
4.000%	01/15/32	(a)	1,100	1,151,669
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30		1,367	1,441,449
4.000%	03/15/28		3,241	3,552,170
4.600%	03/15/48		2,619	3,180,417

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	(a)	990	$1,030,501
3.875%	11/01/33	(a)	1,260	1,323,707
4.125%	08/15/31	(a)	1,275	1,360,434
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	06/15/27		4,840	5,229,345
3.900%	01/15/25		3,182	3,390,266
4.000%	09/15/25		1,191	1,286,859
4.300%	03/04/24		505	533,943
5.100%	09/15/45		5,340	6,592,086
5.400%	03/04/44		400	496,392

				136,253,906

Real Estate — 0.1%
Agile Group Holdings Ltd. (China),
Sr. Sec’d. Notes
5.750%	01/02/25		1,600	1,029,762
6.050%	10/13/25		750	447,687
Country Garden Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
3.300%	01/12/31		1,500	1,275,223
5.125%	01/14/27		395	366,716
5.400%	05/27/25		4,600	4,370,077
5.625%	01/14/30		755	706,364
8.000%	01/27/24		1,000	1,005,060
Cushman & Wakefield US Borrower LLC,
Sr. Sec’d. Notes, 144A
6.750%	05/15/28		2,075	2,232,674
Howard Hughes Corp. (The),
Gtd. Notes, 144A
4.125%	02/01/29		1,210	1,224,343
5.375%	08/01/28	(a)	1,670	1,780,529
Kaisa Group Holdings Ltd. (China),
Sr. Sec’d. Notes
11.950%	10/22/22	(d)	1,550	412,171
Shimao Group Holdings Ltd. (China),
Sr. Unsec’d. Notes
3.450%	01/11/31	(a)	3,575	2,037,394
5.200%	01/16/27		1,230	744,512
5.600%	07/15/26	(a)	5,200	3,244,508
Times China Holdings Ltd. (China),
Sr. Sec’d. Notes
6.750%	07/08/25		1,912	1,302,196

				22,179,216

Real Estate Investment Trusts (REITs) — 0.8%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
1.875%	02/01/33	(a)	6,050	5,683,805
2.750%	12/15/29		3,261	3,374,515
3.950%	01/15/27		4,544	4,984,167
American Campus Communities Operating Partnership LP,
Gtd. Notes
2.850%	02/01/30		7,217	7,378,028
3.300%	07/15/26		3,098	3,284,922

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
3.625%	11/15/27		2,674	$2,860,241
American Finance Trust, Inc./American Finance Operating Partner LP,
Gtd. Notes, 144A
4.500%	09/30/28	(a)	1,505	1,514,547
American Tower Corp.,
Sr. Unsec’d. Notes
1.600%	04/15/26		2,058	2,042,139
2.300%	09/15/31		2,238	2,175,826
Apollo Commercial Real Estate Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	06/15/29		2,410	2,349,547
Boston Properties LP,
Sr. Unsec’d. Notes
2.750%	10/01/26	(a)	7,550	7,862,300
3.250%	01/30/31	(a)	1,730	1,810,802
3.650%	02/01/26		5,893	6,315,954
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24		2,239	2,349,151
3.850%	02/01/25		2,265	2,396,520
3.900%	03/15/27		7,263	7,825,224
4.050%	07/01/30		1,960	2,152,196
4.125%	06/15/26		4,223	4,580,519
4.125%	05/15/29		4,519	5,003,172
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/31		1,821	1,772,151
Essex Portfolio LP,
Gtd. Notes
3.625%	05/01/27		6,129	6,606,241
3.875%	05/01/24		553	582,187
Extra Space Storage LP,
Gtd. Notes
2.350%	03/15/32		5,475	5,344,798
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24		1,198	1,242,262
HAT Holdings I LLC/HAT Holdings II LLC,
Gtd. Notes, 144A
6.000%	04/15/25		1,025	1,066,750
Healthcare Realty Trust, Inc.,
Sr. Unsec’d. Notes
2.050%	03/15/31		1,675	1,611,742
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31		630	655,169
3.250%	07/15/26		642	682,334
3.500%	07/15/29		719	780,108
Highwoods Realty LP,
Sr. Unsec’d. Notes
4.125%	03/15/28		1,586	1,750,168
Kilroy Realty LP,
Gtd. Notes
4.375%	10/01/25		4,284	4,663,087

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
5.750%	02/01/27	(a)	695	$788,035
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A
4.875%	05/15/29	(a)	585	599,250
Prologis LP,
Sr. Unsec’d. Notes
1.250%	10/15/30	(a)	1,579	1,470,612
Realty Income Corp.,
Sr. Unsec’d. Notes
2.200%	06/15/28		148	149,494
2.850%	12/15/32		3,295	3,427,149
3.400%	01/15/28		4,664	5,033,979
3.950%	08/15/27		6,616	7,342,972
4.600%	02/06/24	(a)	8,075	8,586,189
4.875%	06/01/26		1,030	1,161,200
Regency Centers LP,
Gtd. Notes
3.700%	06/15/30		3,098	3,376,778
SBA Communications Corp.,
Sr. Unsec’d. Notes
3.875%	02/15/27	(a)	505	521,374
SBA Tower Trust,
Asset-Backed, 144A
1.631%	05/15/51		1,885	1,854,605
2.836%	01/15/50		3,865	3,965,177
Service Properties Trust,
Sr. Unsec’d. Notes
4.350%	10/01/24		1,370	1,342,509
Simon Property Group LP,
Sr. Unsec’d. Notes
2.650%	07/15/30	(a)	3,273	3,338,923
3.300%	01/15/26		1,138	1,207,598
3.500%	09/01/25	(a)	2,789	2,975,038
3.800%	07/15/50		3,412	3,829,955
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A
3.750%	12/31/24		885	894,606
XHR LP,
Sr. Sec’d. Notes, 144A
4.875%	06/01/29		1,500	1,528,393

				156,094,408

Retail — 0.3%
Asbury Automotive Group, Inc.,
Gtd. Notes, 144A
4.625%	11/15/29	(a)	1,715	1,750,106
5.000%	02/15/32		990	1,022,787
At Home Group, Inc.,
Gtd. Notes, 144A
7.125%	07/15/29	(a)	1,165	1,154,220
Bath & Body Works, Inc.,
Gtd. Notes
6.694%	01/15/27		1,275	1,467,189

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
7.500%	06/15/29		485	$552,307
Gtd. Notes, 144A
6.625%	10/01/30		1,005	1,140,675
9.375%	07/01/25		1,901	2,319,030
Sr. Unsec’d. Notes
6.950%	03/01/33	(a)	1,900	2,223,322
Carvana Co.,
Gtd. Notes, 144A
5.500%	04/15/27		1,080	1,067,004
5.875%	10/01/28		1,710	1,711,656
Dave & Buster’s, Inc.,
Sr. Sec’d. Notes, 144A
7.625%	11/01/25	(a)	1,955	2,088,828
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	02/07/25	(a)	2,055	2,077,972
8.500%	10/30/25		3,910	4,073,932
JMH Co. Ltd. (Hong Kong),
Gtd. Notes
2.500%	04/09/31	(a)	6,720	6,764,688
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/29	(a)	1,780	1,825,786
LSF9 Atlantis Holdings LLC/Victra Finance Corp.,
Sr. Sec’d. Notes, 144A
7.750%	02/15/26		2,235	2,258,860
Papa John’s International, Inc.,
Gtd. Notes, 144A
3.875%	09/15/29		1,400	1,390,333
PetSmart, Inc./PetSmart Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/29	(a)	4,805	5,245,651
Sr. Sec’d. Notes, 144A
4.750%	02/15/28	(a)	1,265	1,300,443
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23		2,856	2,944,923
Ross Stores, Inc.,
Sr. Unsec’d. Notes
0.875%	04/15/26	(a)	1,301	1,263,024
1.875%	04/15/31		4,501	4,308,002
Specialty Building Products Holdings LLC/SBP Finance Corp.,
Sr. Sec’d. Notes, 144A
6.375%	09/30/26	(a)	1,430	1,498,280
SRS Distribution, Inc.,
Gtd. Notes, 144A
6.000%	12/01/29		1,210	1,217,234
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26	(a)	3,720	3,820,606
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27	(a)	2,870	2,703,353
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
1.600%	05/15/31	(a)	1,881	1,798,498

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.350%	11/01/43	(a)	1,143	$1,266,341
6.875%	11/15/37		374	473,983
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30		520	562,673

				63,291,706

Semiconductors — 0.1%
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27		1,355	1,487,668
NXP BV/NXP Funding LLC (China),
Gtd. Notes, 144A
5.350%	03/01/26		2,008	2,268,893
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
2.700%	05/01/25	(a)	357	368,824
3.150%	05/01/27	(a)	733	771,134
TSMC Global Ltd. (Taiwan),
Gtd. Notes, 144A
1.000%	09/28/27		7,100	6,734,938

				11,631,457

Software — 0.1%
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28		1,185	1,182,786
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A
9.125%	03/01/26		805	840,704
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A
4.875%	07/01/29	(a)	1,095	1,112,371
Sr. Sec’d. Notes, 144A
3.875%	07/01/28	(a)	1,525	1,537,129
Dun & Bradstreet Corp. (The),
Gtd. Notes, 144A
5.000%	12/15/29		980	1,002,222
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	06/15/28		4,550	4,675,169
5.250%	05/15/26	(a)	1,195	1,312,701
MSCI, Inc.,
Gtd. Notes, 144A
3.250%	08/15/33	(a)	585	592,623
3.625%	09/01/30		350	359,255
4.000%	11/15/29	(a)	670	700,415
Oracle Corp.,
Sr. Unsec’d. Notes
2.300%	03/25/28		2,614	2,602,395
Playtika Holding Corp.,
Gtd. Notes, 144A
4.250%	03/15/29	(a)	1,985	1,946,371
ROBLOX Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	05/01/30	(a)	1,695	1,719,283

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.000%	06/30/30		810	$779,925
Veritas US, Inc./Veritas Bermuda Ltd.,
Sr. Sec’d. Notes, 144A
7.500%	09/01/25	(a)	925	960,206

				21,323,555

Telecommunications — 0.9%
Altice France Holding SA (Luxembourg),
Gtd. Notes, 144A
6.000%	02/15/28	(a)	2,680	2,563,367
Altice France SA (France),
Sr. Sec’d. Notes, 144A
5.125%	07/15/29		3,985	3,887,469
5.500%	10/15/29		1,395	1,381,050
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32	(a)	6,050	5,853,810
2.300%	06/01/27		3,431	3,496,734
2.750%	06/01/31	(a)	11,302	11,525,261
4.300%	02/15/30		1,929	2,173,290
Axtel SAB de CV (Mexico),
Gtd. Notes, 144A
6.375%	11/14/24		800	823,696
Bharti Airtel Ltd. (India),
Sr. Unsec’d. Notes, 144A
3.250%	06/03/31	(a)	2,130	2,159,067
C&W Senior Financing DAC (Panama),
Sr. Unsec’d. Notes, 144A
6.875%	09/15/27		1,750	1,820,312
Connect Finco Sarl/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	10/01/26		1,745	1,832,732
Consolidated Communications, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	10/01/28	(a)	1,330	1,410,264
Crown Castle Towers LLC,
Asset-Backed, 144A
3.663%	05/15/45		4,425	4,604,130
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		855	958,114
Globe Telecom, Inc. (Philippines),
Sr. Unsec’d. Notes
3.000%	07/23/35		2,300	2,106,096
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26	(a)	2,430	2,719,295
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
6.500%	10/15/26	(a)	1,210	1,272,228
7.000%	10/15/28	(a)	1,335	1,404,795
Intelsat Jackson Holdings SA (Luxembourg),
Sr. Sec’d. Notes, 144A
9.500%	09/30/22	(d)	1,150	1,335,733

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Level 3 Financing, Inc.,
Gtd. Notes, 144A
3.625%	01/15/29		940	$899,332
4.625%	09/15/27	(a)	1,225	1,251,408
LogMeIn, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	09/01/27	(a)	480	485,099
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	01/15/29		895	867,913
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes, 144A
4.500%	04/27/31	(a)	200	201,566
NBN Co. Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, MTN
2.625%	05/05/31		3,525	3,542,685
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
1.591%	04/03/28		5,585	5,475,086
2.065%	04/03/31		800	799,222
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
2.625%	04/08/31		2,195	2,205,016
Oztel Holdings SPC Ltd. (Oman),
Sr. Sec’d. Notes
6.625%	04/24/28		2,950	3,213,983
Plantronics, Inc.,
Gtd. Notes, 144A
4.750%	03/01/29	(a)	2,360	2,249,885
Sable International Finance Ltd. (Chile),
Sr. Sec’d. Notes, 144A
5.750%	09/07/27	(a)	1,350	1,378,039
SmarTone Finance Ltd. (Hong Kong),
Gtd. Notes
3.875%	04/08/23		1,000	1,020,546
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		2,030	2,568,267
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24		395	443,648
7.875%	09/15/23		2,490	2,747,423
Telefonica Celular del Paraguay SA (Paraguay),
Sr. Unsec’d. Notes, 144A
5.875%	04/15/27		1,840	1,907,095
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes, 144A
6.500%	10/15/27	(a)	1,200	929,923
T-Mobile USA, Inc.,
Gtd. Notes
2.625%	02/15/29		535	526,615
2.875%	02/15/31	(a)	1,180	1,164,992
Gtd. Notes, 144A
3.500%	04/15/31	(a)	1,470	1,523,651
Sr. Sec’d. Notes
3.750%	04/15/27		9,280	10,048,245
3.875%	04/15/30		8,985	9,831,978

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
United States Cellular Corp.,
Sr. Unsec’d. Notes
6.700%	12/15/33	(a)	645	$781,542
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.100%	03/22/28	(a)	2,614	2,621,982
2.550%	03/21/31	(a)	4,971	5,021,536
2.987%	10/30/56		13,734	13,025,135
3.550%	03/22/51		3,815	4,110,950
4.329%	09/21/28		3,781	4,300,211
Sr. Unsec’d. Notes, 144A
2.355%	03/15/32	(a)	4,162	4,104,951
VF Ukraine PAT via VFU Funding PLC (Ukraine),
Sr. Unsec’d. Notes
6.200%	02/11/25		1,200	1,203,764
Viasat, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	04/15/27		710	731,465
Viavi Solutions, Inc.,
Gtd. Notes, 144A
3.750%	10/01/29	(a)	865	864,558
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
4.750%	07/15/31	(a)	2,840	2,887,293
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.250%	09/17/50	(a)	1,000	1,163,004
4.875%	06/19/49		7,020	8,857,012
5.000%	05/30/38		3,678	4,574,982
5.250%	05/30/48		4,235	5,530,551

				168,387,996

Toys/Games/Hobbies — 0.1%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.000%	11/19/24		5,046	5,259,881
3.550%	11/19/26		2,341	2,512,427
Mattel, Inc.,
Sr. Unsec’d. Notes
5.450%	11/01/41	(a)	355	423,696
6.200%	10/01/40		845	1,094,328

				9,290,332

Transportation — 0.1%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35		980	1,196,165
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
3.100%	12/02/51		2,725	2,786,977
Cargo Aircraft Management, Inc.,
Gtd. Notes, 144A
4.750%	02/01/28		2,015	2,053,521
Empresa de los Ferrocarriles del Estado (Chile),
Sr. Unsec’d. Notes
3.068%	08/18/50		770	661,846

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
Empresa de Transporte de Pasajeros Metro SA (Chile),
Sr. Unsec’d. Notes, 144A
3.693%	09/13/61	525	$508,302
4.700%	05/07/50	1,545	1,794,970
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	450	514,617
Ukraine Railways Via Rail Capital Markets PLC (Ukraine),
Sr. Unsec’d. Notes
8.250%	07/09/24	1,625	1,593,360

			11,109,758

Trucking & Leasing — 0.0%
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
3.000%	07/15/22	4,445	4,490,954

Water — 0.0%
Manila Water Co., Inc. (Philippines),
Sr. Unsec’d. Notes
4.375%	07/30/30	2,100	2,174,235
Solaris Midstream Holdings LLC,
Gtd. Notes, 144A
7.625%	04/01/26	1,235	1,300,065

			3,474,300

TOTAL CORPORATE BONDS (cost $2,545,616,004)			2,558,125,890

MUNICIPAL BONDS — 0.2%
California — 0.0%
State of California,
General Obligation Unlimited, BABs
7.350%	11/01/39	500	792,388

Colorado — 0.1%
Colorado Health Facilities Authority,
Taxable, Revenue Bonds, Series B
4.480%	12/01/40	7,015	7,544,094
Denver City & County School District No. 1,
Taxable, Certificate Participation, Series B
4.242%	12/15/37	1,215	1,414,493

			8,958,587

District of Columbia — 0.0%
District of Columbia,
Taxable, Revenue Bonds, BABs, Series E
5.591%	12/01/34	120	152,989

Illinois — 0.0%
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Limited, Taxable, BABs
5.720%	12/01/38	2,065	2,831,663

New York — 0.1%
City of New York,
General Obligation Unlimited, Taxable, BABs, Series F-1
6.271%	12/01/37	2,630	3,698,449

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York (cont’d.)
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds
5.267%	05/01/27		1,810	$2,124,083
Revenue Bonds, BABs
5.508%	08/01/37		3,275	4,290,458
Taxable, Revenue Bonds, Series E-2
2.850%	02/01/24		745	772,906
New York State Urban Development Corp.,
Taxable, Revenue Bonds, Series B
2.670%	03/15/23		615	628,358

				11,514,254

Pennsylvania — 0.0%
Pocono Mountains Industrial Park Authority,
Taxable, Revenue Bonds
5.050%	08/15/49		205	253,678

South Carolina — 0.0%
South Carolina Public Service Authority,
Taxable, Revenue Bonds, Series E
4.322%	12/01/27		1,188	1,350,056

Texas — 0.0%
City of Houston Airport System Revenue,
Taxable, Revenue Bonds, Series C
2.485%	07/01/32		1,330	1,338,253
Waco Educational Finance Corp.,
Taxable, Revenue Bonds
2.056%	03/01/31		890	841,408

				2,179,661

Utah — 0.0%
Utah Transit Authority,
Taxable, Revenue Bonds, BABs, Series B
5.937%	06/15/39		1,920	2,679,202

Virginia — 0.0%
Virginia Commonwealth Transportation Board,
Revenue Bonds, BABs
5.350%	05/15/35	(a)	1,470	1,801,362
Virginia Public Building Authority,
Revenue Bonds, BABs
5.900%	08/01/30		960	1,193,468
Virginia Public School Authority,
Revenue Bonds
4.250%	12/15/30		1,755	2,047,678

				5,042,508

TOTAL MUNICIPAL BONDS (cost $31,892,407)				35,754,986

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.2%
Angel Oak Mortgage Trust,
Series 2020-03, Class A1, 144A
1.691%(cc)	04/25/65		1,440	1,442,929
Series 2021-01, Class A2, 144A
1.115%(cc)	01/25/66		3,189	3,170,773
Series 2021-03, Class A1, 144A
1.068%(cc)	05/25/66		2,787	2,761,996

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-04, Class A3, 144A
1.446%(cc)	01/20/65	2,481	$2,453,842
Series 2021-06, Class A2, 144A
1.581%(cc)	09/25/66	2,751	2,725,156
Series 2021-06, Class A3, 144A
1.714%(cc)	09/25/66	2,479	2,455,452
Angel Oak Mortgage Trust I LLC,
Series 2019-02, Class A1, 144A
3.628%(cc)	03/25/49	766	768,731
Barclays Mortgage Loan Trust,
Series 2021-NQM01, Class M1, 144A
2.971%(cc)	09/25/51	6,000	5,993,087
BRAVO Residential Funding Trust,
Series 2021-NQM03, Class A1, 144A
1.699%(cc)	04/26/60	5,553	5,525,478
CIM Trust,
Series 2020-INV01, Class A2, 144A
2.500%(cc)	04/25/50	3,335	3,360,459
Series 2021-INV01, Class A29, 144A
2.500%(cc)	07/01/51	3,758	3,739,208
Citigroup Mortgage Loan Trust, Inc.,
Series 2020-EXP02, Class A3, 144A
2.500%(cc)	08/25/50	3,573	3,595,117
COLT Mortgage Loan Trust,
Series 2020-03, Class A1, 144A
1.506%(cc)	04/27/65	613	612,808
Series 2021-01, Class A1, 144A
0.910%(cc)	06/25/66	3,276	3,237,301
Credit Suisse Mortgage Trust,
Series 2014-03R, Class 2A1, 144A
0.000%(cc)	05/27/37	181	179,213
Deephaven Residential Mortgage Trust,
Series 2021-02, Class A1, 144A
0.899%(cc)	04/25/66	1,465	1,440,239
Series 2021-02, Class A2, 144A
1.209%(cc)	04/25/66	1,377	1,353,683
Series 2021-04, Class A1, 144A
1.931%(cc)	11/25/66	7,223	7,199,426
Ellington Financial Mortgage Trust,
Series 2020-02, Class A1, 144A
1.178%(cc)	10/25/65	2,526	2,524,699
Series 2021-02, Class A1, 144A
0.931%(cc)	06/25/66	1,828	1,792,966
Series 2021-02, Class A2, 144A
1.085%(cc)	06/25/66	2,460	2,411,544
Series 2021-03, Class A1, 144A
1.241%(cc)	09/25/66	2,337	2,295,858
Series 2021-03, Class A2, 144A
1.396%(cc)	09/25/66	2,386	2,341,250
Fannie Mae Connecticut Avenue Securities,
Series 2017-C02, Class 2ED3, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
1.453%(c)	09/25/29	396	399,284
Series 2017-C04, Class 2ED2, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.203%(c)	11/25/29	6,838	6,846,975

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C06, Class 2ED1, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.103%(c)	02/25/30	1,323	$1,323,689
Series 2018-C01, Class 1ED2, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.953%(c)	07/25/30	4,564	4,558,880
Fannie Mae Interest Strips,
Series 319, Class 2, IO
6.500%	02/25/32	2	329
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2017-DNA02, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
1.303%(c)	10/25/29	147	147,312
Series 2021-DNA02, Class M1, 144A, 30 Day Average SOFR + 0.800% (Cap N/A, Floor 0.000%)
0.850%(c)	08/25/33	2,454	2,452,600
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
1.850%(c)	11/25/41	5,830	5,844,615
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA06, Class M1, 144A, 30 Day Average SOFR + 0.900% (Cap N/A, Floor 0.000%)
0.950%(c)	12/25/50	372	372,451
Series 2021-DNA01, Class M1, 144A, 30 Day Average SOFR + 0.650% (Cap N/A, Floor 0.000%)
0.700%(c)	01/25/51	537	537,163
Series 2021-DNA06, Class M2, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)
1.550%(c)	10/25/41	2,765	2,763,339
Series 2021-HQA01, Class M1, 144A, 30 Day Average SOFR + 0.700% (Cap N/A, Floor 0.000%)
0.750%(c)	08/25/33	821	820,156
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.853%(c)	09/25/48	6	5,891
FirstKey Mortgage Trust,
Series 2014-01, Class B2, 144A
3.894%(cc)	11/25/44	900	918,802
Flagstar Mortgage Trust,
Series 2018-03INV, Class B3, 144A
4.483%(cc)	05/25/48	7,896	8,197,920
Freddie Mac REMICS,
Series 4977, Class IO, IO
4.500%	05/25/50	2,117	306,091
Freddie Mac Whole Loan Securities Trust,
Series 2017-SC01, Class M1, 144A
3.657%(cc)	12/25/46	2,245	2,264,246
FWD Securitization Trust,
Series 2020-INV01, Class A1, 144A
2.240%(cc)	01/25/50	1,771	1,779,842
Galton Funding Mortgage Trust,
Series 2018-01, Class A23, 144A
3.500%(cc)	11/25/57	617	620,414
Series 2018-02, Class A22, 144A
4.000%(cc)	10/25/58	859	866,071

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-H01, Class A1, 144A
2.310%(cc)	01/25/60	638	$643,706
GCAT Trust,
Series 2021-NQM04, Class A3, 144A
1.556%(cc)	08/25/66	1,616	1,593,840
Government National Mortgage Assoc.,
Series 2011-41, Class AI, IO
4.500%	12/20/39	7	114
Series 2012-94, Class BI, IO
4.000%	05/20/37	436	9,078
Series 2013-24, Class OI, IO
4.000%	02/20/43	316	38,170
Series 2013-82, Class IG, IO
3.500%	05/20/43	984	152,589
Series 2018-08, Class DA
3.000%	11/20/47	448	460,105
GS Mortgage-Backed Securities Corp. Trust,
Series 2021-PJ05, Class A4, 144A
2.500%(cc)	10/25/51	8,088	8,017,024
GS Mortgage-Backed Securities Trust,
Series 2014-EB01A, Class 2A1, 144A
1.654%(cc)	07/25/44	66	66,418
Series 2020-INV01, Class A14, 144A
2.962%(cc)	10/25/50	2,576	2,603,477
Series 2021-GR01, Class A4, 144A
2.500%(cc)	11/25/51	2,961	2,946,331
Series 2021-GR02, Class A4, 144A
2.500%(cc)	02/25/52	3,058	3,042,613
Series 2021-HP01, Class A6, 144A
2.500%(cc)	01/25/52	5,190	5,240,885
Homeward Opportunities Fund I Trust,
Series 2020-02, Class A1, 144A
1.657%(cc)	05/25/65	984	983,865
JPMorgan Mortgage Trust,
Series 2019-INV02, Class A3, 144A
3.500%(cc)	02/25/50	627	633,817
Series 2019-INV03, Class A3, 144A
3.500%(cc)	05/25/50	1,331	1,353,204
Series 2020-INV01, Class A11, 144A, 1 Month LIBOR + 0.830% (Cap 6.000%, Floor 0.000%)
0.922%(c)	08/25/50	663	667,052
Series 2020-INV01, Class A3, 144A
3.500%(cc)	08/25/50	1,102	1,120,700
Series 2020-INV02, Class A13, 144A
3.000%(cc)	10/25/50	1,291	1,309,736
Series 2020-LTV01, Class A3, 144A
3.500%(cc)	06/25/50	619	622,633
Mello Mortgage Capital Acceptance,
Series 2021-INV04, Class A15, 144A
2.500%(cc)	12/25/51	9,068	8,953,833
New Residential Mortgage Loan Trust,
Series 2020-NQM01, Class A1, 144A
2.464%(cc)	01/26/60	1,369	1,371,945
Series 2020-NQM02, Class A1, 144A
1.650%(cc)	05/24/60	861	860,537
Series 2021-INV02, Class A2, 144A
2.500%(cc)	09/25/51	5,655	5,654,771

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
OBX Trust,
Series 2020-EXP03, Class 1A8, 144A
3.000%(cc)	01/25/60	1,144	$1,144,755
Series 2021-INV03, Class A19, 144A
2.500%(cc)	10/25/51	4,432	4,395,392
Series 2021-NQM1, Class A1, 144A
1.072%(cc)	02/25/66	3,659	3,614,140
Series 2021-NQM1, Class A3, 144A
1.329%(cc)	02/25/66	3,237	3,191,482
PSMC Trust,
Series 2021-01, Class A1, 144A
2.500%(cc)	03/25/51	6,705	6,700,562
Sequoia Mortgage Trust,
Series 2017-05, Class B1, 144A
3.800%(cc)	08/25/47	2,075	2,105,414
Series 2018-CH01, Class A2, 144A
3.500%(cc)	03/25/48	211	211,921
Series 2018-CH02, Class A3, 144A
4.000%(cc)	06/25/48	1,362	1,370,548
SG Residential Mortgage Trust,
Series 2019-03, Class A1, 144A
2.703%(cc)	09/25/59	350	349,370
Starwood Mortgage Residential Trust,
Series 2019-INV01, Class A1, 144A
2.610%(cc)	09/27/49	969	974,522
Series 2020-INV01, Class A1, 144A
1.027%(cc)	11/25/55	1,941	1,916,695
Series 2021-02, Class A1, 144A
0.943%(cc)	05/25/65	2,445	2,425,861
UWM Mortgage Trust,
Series 2021-INV01, Class A15, 144A
2.500%(cc)	08/25/51	7,336	7,298,586
Series 2021-INV02, Class A15, 144A
2.500%(cc)	09/25/51	2,995	2,980,732
Verus Securitization Trust,
Series 2019-03, Class A3, 144A
3.040%	07/25/59	1,542	1,546,086
Series 2019-04, Class A3, 144A
3.000%	11/25/59	1,603	1,617,067
Series 2019-INV03, Class A1, 144A
2.692%(cc)	11/25/59	1,416	1,431,294
Series 2020-INV01, Class A1, 144A
1.977%(cc)	03/25/60	388	389,136
Series 2020-INV01, Class A3, 144A
3.889%(cc)	03/25/60	625	640,009
Series 2021-01, Class A3, 144A
1.155%(cc)	01/25/66	1,604	1,577,180
Series 2021-02, Class A2, 144A
1.288%(cc)	02/25/66	2,392	2,370,629
Series 2021-05, Class A2, 144A
1.218%(cc)	09/25/66	2,149	2,114,383
Series 2021-07, Class A1, 144A
1.829%(cc)	10/25/66	10,737	10,710,394
Vista Point Securitization Trust,
Series 2020-01, Class A1, 144A
1.763%(cc)	03/25/65	591	592,272

Interest Rate	Maturity Date			Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-02, Class A1, 144A
1.475%(cc)	04/25/65			4,042	$4,029,694
Series 2020-02, Class M1, 144A
3.401%(cc)	04/25/65			2,085	2,101,090
Wells Fargo Mortgage Backed Securities Trust,
Series 2021-INV02, Class A17, 144A
3.000%(cc)	09/25/51			10,271	10,393,591
Series 2021-RR1, Class A17, 144A
2.500%(cc)	12/25/50			4,407	4,367,939

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $237,287,110)					235,314,472

SOVEREIGN BONDS — 2.1%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
3.125%	04/16/30			1,280	1,387,305
Albania Government International Bond (Albania),
Sr. Unsec’d. Notes
3.500%	06/16/27		EUR	2,670	3,161,167
Sr. Unsec’d. Notes, 144A
3.500%	11/23/31		EUR	1,580	1,771,858
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes
8.250%	05/09/28			3,535	3,545,454
9.500%	11/12/25			2,675	2,856,750
Sr. Unsec’d. Notes, EMTN
8.000%	11/26/29			4,540	4,472,599
9.125%	11/26/49			3,700	3,549,821
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.000%	12/15/35	(d)		9,945	77,045
0.500%(cc)	07/09/30			3,816	1,336,487
1.125%(cc)	07/09/35			11,226	3,575,815
2.000%(cc)	01/09/38			8,120	3,087,057
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes
6.000%	11/21/28			650	555,653
Sr. Unsec’d. Notes, 144A
6.000%	11/21/28			7,130	6,095,083
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes
6.750%	09/20/29			1,210	1,301,608
7.000%	10/12/28			5,760	6,250,975
7.500%	09/20/47			1,600	1,620,021
Sr. Unsec’d. Notes, 144A, MTN
5.625%	05/18/34			6,400	6,085,570
Barbados Government International Bond (Barbados),
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29			2,950	2,966,681
Benin Government International Bond (Benin),
Sr. Unsec’d. Notes, 144A
4.875%	01/19/32		EUR	2,375	2,641,466
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
3.375%	08/20/50			966	966,355

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Bonos de la Tesoreria de la Republica en pesos (Chile),
Bonds, 144A
5.800%	06/01/24		CLP	550,000	$646,861
Unsec’d. Notes, 144A
4.700%	09/01/30		CLP	1,520,000	1,673,718
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
3.875%	06/12/30			2,025	1,966,574
5.000%	01/27/45			4,585	4,296,844
5.625%	01/07/41			1,840	1,882,998
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.500%	01/25/50			7,790	8,098,669
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.000%	01/30/30			1,200	1,092,663
3.125%	04/15/31			2,200	1,982,591
4.125%	05/15/51	(a)		455	369,617
5.000%	06/15/45			2,645	2,386,546
5.625%	02/26/44			550	532,946
6.125%	01/18/41			465	478,600
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
6.000%	07/19/28			445	497,467
6.850%	01/27/45			7,635	8,416,145
7.450%	04/30/44			545	645,228
Sr. Unsec’d. Notes, 144A
4.500%	01/30/30			2,415	2,460,294
4.875%	09/23/32			4,930	5,024,245
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
1.000%(cc)	07/31/35			3,700	2,427,053
Sr. Unsec’d. Notes, 144A
0.500%(cc)	07/31/40			2,232	1,299,355
1.000%(cc)	07/31/35			5,805	3,808,005
5.000%(cc)	07/31/30			3,337	2,761,676
5.771%(s)	07/31/30			847	476,303
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
6.588%	02/21/28			2,500	2,432,609
Sr. Unsec’d. Notes, 144A, MTN
5.875%	02/16/31	(a)		657	583,191
7.600%	03/01/29			2,085	2,069,203
8.500%	01/31/47			2,545	2,256,822
Sr. Unsec’d. Notes, EMTN
5.875%	02/16/31	(a)		4,400	3,905,691
7.600%	03/01/29			800	793,939
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27			1,000	1,041,382
8.500%	01/31/47			6,680	5,923,603
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
5.875%	01/30/25			4,540	2,816,840
7.650%	06/15/35			3,275	1,853,258
Export-Import Bank of India (India),
Sr. Unsec’d. Notes
3.375%	08/05/26			500	524,671

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A, MTN
2.250%	01/13/31			1,225	$1,151,816
Sr. Unsec’d. Notes, EMTN
3.250%	01/15/30			7,200	7,330,247
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes
6.375%	02/11/27			1,130	950,954
8.125%	01/18/26			3,480	3,212,442
Grenada Government International Bond (Grenada),
Sr. Unsec’d. Notes
7.000%	05/12/30			260	260,023
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
4.875%	02/13/28			1,900	2,041,745
4.900%	06/01/30			640	689,260
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes, 144A
2.125%	09/22/31			6,065	5,969,896
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
2.850%	02/14/30			3,635	3,791,708
4.450%	04/15/70			200	237,087
Sr. Unsec’d. Notes, EMTN
4.125%	01/15/25			4,325	4,651,558
4.625%	04/15/43			3,370	3,978,655
5.250%	01/17/42			1,630	2,049,601
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
3.875%	07/03/50			200	233,992
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.750%	12/31/32			558	560,031
6.125%	06/15/33			7,300	7,685,512
6.625%	03/22/48		EUR	970	1,095,894
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
7.875%	07/28/45			3,197	4,432,799
8.000%	03/15/39			1,340	1,857,133
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes
5.850%	07/07/30			6,450	6,551,360
KSA Sukuk Ltd. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.969%	10/29/29			1,600	1,682,561
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes
6.000%	01/27/23	(d)		7,570	793,322
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.250%	04/16/30	(a)		650	668,280
4.280%	08/14/41			10,615	11,019,581
4.600%	01/23/46			695	743,333
5.000%	04/27/51			200	227,952
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes
2.375%	12/15/27			2,300	2,241,497
3.000%	12/15/32			3,000	2,864,122
4.000%	12/15/50			3,500	3,180,632

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A
3.000%	12/15/32		1,700	$1,623,002
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
4.750%	06/15/26		2,650	2,725,816
5.375%	03/08/27		4,750	4,972,200
6.500%	03/08/47		2,430	2,410,889
6.750%	10/28/27		2,300	2,576,221
6.750%	01/17/48		1,800	1,832,621
Sr. Unsec’d. Notes, 144A
4.750%	06/15/26		1,000	1,028,610
6.250%	01/25/31	(a)	560	611,508
6.750%	10/28/27		1,300	1,456,125
7.000%	01/25/51		1,435	1,504,112
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes
7.875%	03/31/36		3,159	3,052,927
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.160%	01/23/30		6,090	6,318,395
3.870%	07/23/60		1,500	1,500,196
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
4.700%	03/27/27		1,235	1,370,100
5.400%	03/30/50		2,310	2,638,241
5.600%	03/13/48		400	462,547
Sr. Unsec’d. Notes, 144A
2.739%	01/29/33		560	539,779
4.950%	04/28/31	(a)	2,170	2,435,181
5.400%	03/30/50		200	228,419
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes
2.800%	06/23/30		4,740	4,888,805
4.550%	03/29/26		10,105	11,327,011
Sr. Unsec’d. Notes, EMTN
4.450%	02/20/29		4,000	4,564,447
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.780%	12/01/60		4,050	3,561,405
3.000%	01/15/34		5,560	5,546,558
3.300%	03/11/41		1,500	1,504,264
3.550%	03/10/51		650	676,898
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
2.650%	12/10/45		3,200	3,037,854
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24	(a)	1,680	1,760,177
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.400%	04/16/50		900	1,121,803
4.817%	03/14/49		6,100	8,008,793
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23		2,195	2,282,752
4.400%	04/16/50		1,360	1,695,170
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.300%	10/12/28		5,205	5,277,477

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
4.850%	09/30/29			9,925	$10,245,115
5.375%	07/24/44			800	765,310
6.250%	03/08/41			2,550	2,706,928
Republic of Uzbekistan International Bond (Uzbekistan),
Sr. Unsec’d. Notes, 144A
3.900%	10/19/31			2,197	2,104,958
Sr. Unsec’d. Notes, 144A, MTN
5.375%	02/20/29			645	686,495
Sr. Unsec’d. Notes, EMTN
5.375%	02/20/29			2,000	2,128,667
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes
3.000%	02/14/31			2,400	2,433,210
4.000%	02/14/51			4,250	4,261,686
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31			812	823,236
4.000%	02/14/51	(a)		640	641,760
Unsec’d. Notes, 144A, MTN
2.875%	04/13/42		EUR	650	662,302
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
4.375%	03/21/29			5,000	5,506,274
5.250%	06/23/47			5,600	7,096,356
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
4.500%	04/22/60			635	783,125
Sr. Unsec’d. Notes, EMTN
2.750%	02/03/32			3,200	3,294,511
3.250%	10/26/26			1,900	2,023,999
3.750%	01/21/55			1,820	1,955,022
5.000%	04/17/49			2,300	2,918,699
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes
6.250%	05/23/33			2,900	2,988,372
Unsec’d. Notes, 144A
6.250%	05/23/33			850	875,902
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
2.125%	12/01/30			6,775	6,353,485
Sr. Unsec’d. Notes, 144A
2.125%	12/01/30			522	489,523
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.125%	06/03/25			6,240	3,269,053
6.825%	07/18/26			1,250	636,993
6.850%	11/03/25			2,800	1,463,030
Sr. Unsec’d. Notes, 144A
6.825%	07/18/26			800	407,676
Suriname Government International Bond (Suriname),
Sr. Unsec’d. Notes
9.250%	10/26/26			1,200	882,825
Trinidad & Tobago Government International Bond (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
4.500%	06/26/30			1,635	1,657,339
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.250%	04/14/26			1,200	1,075,372
4.875%	10/09/26			1,365	1,235,066

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
4.875%	04/16/43		1,320	$1,012,549
6.000%	03/25/27		1,141	1,073,556
6.000%	01/14/41		3,500	2,910,006
6.500%	09/20/33		1,520	1,382,171
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/25		3,280	3,142,596
7.750%	09/01/27		7,720	7,315,104
Sr. Unsec’d. Notes, 144A
0.000%(cc)	05/31/40		515	468,045
9.750%	11/01/28		3,330	3,370,160
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	01/23/31		701	807,569
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
6.000%	12/09/20	(d)	4,725	283,500
7.750%	10/13/19	(d)	5,500	330,000
9.250%	09/15/27	(d)	2,200	194,449
11.750%	10/21/26	(d)	2,250	198,436
11.950%	08/05/31	(d)	1,200	65,592
12.750%	08/23/22	(d)	3,025	266,792
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes
4.800%	11/19/24		3,850	4,166,497
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24		2,200	2,380,855
Zambia Government International Bond (Zambia),
Unsec’d. Notes
5.375%	09/20/22		3,150	2,346,692

TOTAL SOVEREIGN BONDS (cost $431,525,920)				415,510,531

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.7%
Federal Home Loan Mortgage Corp.
2.000%	01/01/36		6,068	6,230,687
2.000%	08/01/36		3,052	3,134,343
2.000%	06/01/50		760	760,161
2.000%	02/01/51		1,137	1,142,037
2.000%	05/01/51		96	95,629
2.000%	05/01/51		3,359	3,365,087
2.000%	07/01/51		58	58,417
2.000%	12/01/51		4,013	4,007,936
2.500%	07/01/50		542	556,889
2.500%	02/01/51		1,046	1,078,023
2.500%	05/01/51		479	493,515
2.500%	05/01/51		904	929,569
2.500%	06/01/51		1,786	1,845,480
2.500%	06/01/51		3,258	3,349,737
2.500%	07/01/51		633	648,827
2.500%	07/01/51		1,028	1,056,851
2.500%	08/01/51		1,182	1,208,710
2.500%	08/01/51		2,999	3,072,880
2.500%	08/01/51		3,773	3,869,469
3.000%	05/01/30		945	988,247
3.000%	11/01/33		1,154	1,220,689
3.000%	02/01/34		1,275	1,338,465
3.000%	04/01/34		104	110,235

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	11/01/42	31	$33,436
3.000%	01/01/43	34	36,237
3.000%	02/01/43	15	16,114
3.000%	02/01/43	25	25,931
3.000%	02/01/43	107	113,687
3.000%	03/01/43	96	101,555
3.000%	03/01/45	16	17,131
3.000%	04/01/45	109	115,447
3.000%	06/01/45	24	25,251
3.000%	06/01/45	171	180,510
3.000%	07/01/45	113	118,705
3.000%	02/01/47	746	787,225
3.000%	02/01/48	17	17,350
3.000%	09/01/49	1,293	1,368,176
3.000%	11/01/49	1,291	1,358,460
3.000%	02/01/50	485	510,687
3.000%	04/01/50	1,180	1,236,346
3.000%	06/01/50	545	573,084
3.000%	08/01/50	2,309	2,444,902
3.000%	09/01/51	8,526	8,998,904
3.500%	05/01/31	2,244	2,396,832
3.500%	02/01/34	182	193,472
3.500%	04/01/42	21	22,311
3.500%	04/01/42	211	228,374
3.500%	08/01/42	39	42,166
3.500%	08/01/42	45	48,493
3.500%	08/01/42	219	235,453
3.500%	09/01/42	7	8,021
3.500%	09/01/42	53	57,401
3.500%	09/01/42	310	332,173
3.500%	10/01/42	5	5,821
3.500%	10/01/42	79	84,897
3.500%	11/01/42	33	36,005
3.500%	12/01/42	400	431,497
3.500%	01/01/43	375	405,526
3.500%	04/01/43	11	11,703
3.500%	04/01/43	45	48,992
3.500%	04/01/43	305	327,977
3.500%	05/01/43	810	872,243
3.500%	10/01/43	97	104,788
3.500%	01/01/44	355	383,329
3.500%	03/01/44	645	691,511
3.500%	05/01/45	275	294,413
3.500%	06/01/45	58	61,933
3.500%	06/01/45	356	381,885
3.500%	01/01/48	4,538	4,842,660
3.500%	03/01/48	2,046	2,187,779
3.500%	10/01/49	101	107,703
3.500%	12/01/49	262	279,807
3.500%	01/01/50	2,021	2,160,217
4.000%	06/01/33	213	229,557
4.000%	10/01/34	86	90,900
4.000%	01/01/36	852	927,233
4.000%	05/01/38	438	469,034
4.000%	10/01/40	4	4,102
4.000%	10/01/40	9	9,715
4.000%	10/01/40	19	20,723
4.000%	11/01/40	10	11,490

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	12/01/40	4	$3,893
4.000%	12/01/40	238	260,954
4.000%	12/01/40	499	548,126
4.000%	12/01/40	816	896,422
4.000%	02/01/41	141	154,356
4.000%	04/01/41	983	1,077,765
4.000%	10/01/41	67	73,677
4.000%	10/01/41	195	214,360
4.000%	12/01/41	125	137,139
4.000%	02/01/42	408	446,661
4.000%	03/01/42	13	14,202
4.000%	04/01/42	18	19,284
4.000%	04/01/42	43	47,635
4.000%	04/01/42	102	111,974
4.000%	07/01/42	915	1,004,833
4.000%	09/01/42	66	72,301
4.000%	11/01/42	441	482,178
4.000%	05/01/43	84	91,331
4.000%	09/01/43	291	319,321
4.000%	02/01/45	154	169,295
4.000%	05/01/45	53	57,612
4.000%	01/01/46	3,204	3,510,931
4.000%	04/01/46	7	7,695
4.000%	04/01/46	18	19,845
4.000%	04/01/46	298	322,932
4.000%	10/01/47	7	7,194
4.000%	04/01/48	7	7,445
4.000%	06/01/48	255	276,658
4.000%	02/01/50	4,841	5,185,920
4.500%	09/01/23	20	21,261
4.500%	05/01/39	79	87,280
4.500%	05/01/39	89	98,998
4.500%	06/01/39	51	56,895
4.500%	08/01/39	350	386,816
4.500%	09/01/39	26	28,602
4.500%	10/01/39	9	10,139
4.500%	10/01/39	24	26,285
4.500%	10/01/39	144	158,787
4.500%	10/01/39	483	534,381
4.500%	10/01/39	1,072	1,182,411
4.500%	12/01/39	28	30,710
4.500%	03/01/40	71	77,838
4.500%	05/01/40	32	35,718
4.500%	08/01/40	73	81,152
4.500%	08/01/40	119	131,324
4.500%	10/01/40	88	97,039
4.500%	11/01/40	88	96,284
4.500%	01/01/41	121	133,465
4.500%	02/01/41	13	14,444
4.500%	02/01/41	19	21,029
4.500%	02/01/41	20	22,088
4.500%	02/01/41	41	45,566
4.500%	03/01/41	95	104,982
4.500%	04/01/41	144	158,604
4.500%	04/01/41	263	290,379
4.500%	10/01/41	743	818,302
4.500%	01/01/42	41	45,715
4.500%	02/01/44	35	38,600

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	03/01/44	9		$9,615
4.500%	03/01/44	34		37,323
4.500%	03/01/44	41		44,919
4.500%	07/01/45	2,783		2,980,337
4.500%	12/01/48	811		879,267
4.500%	05/01/50	293		315,183
5.000%	06/01/23	9		9,463
5.000%	07/01/25	—	(r)	25
5.000%	07/01/33	1		601
5.000%	11/01/33	3		3,248
5.000%	11/01/33	4		4,114
5.000%	11/01/33	5		5,548
5.000%	11/01/33	6		7,318
5.000%	07/01/35	997		1,127,690
5.000%	11/01/35	148		167,095
5.000%	12/01/35	2		1,896
5.000%	04/01/40	8		8,967
5.000%	04/01/40	62		70,526
5.000%	06/01/40	77		87,401
5.000%	07/01/40	8		8,789
5.000%	07/01/40	47		52,813
5.000%	08/01/40	28		32,055
5.000%	08/01/40	80		90,578
5.000%	08/01/40	244		276,396
5.000%	06/01/41	133		151,199
5.000%	07/01/41	11		11,577
5.000%	07/01/41	11		12,204
5.000%	07/01/41	45		50,554
5.000%	07/01/41	50		55,494
5.500%	03/01/34	35		39,761
5.500%	07/01/35	24		26,817
5.500%	01/01/38	650		739,373
5.500%	06/01/41	233		264,159
6.000%	10/01/32	—	(r)	259
6.000%	03/01/33	7		8,254
6.000%	12/01/33	16		18,418
6.000%	12/01/33	197		226,627
6.000%	06/01/37	1		1,546
6.000%	07/01/38	4		4,954
6.000%	08/01/38	9		10,191
6.500%	08/01/36	12		14,187
6.500%	09/01/39	32		37,229
7.000%	06/01/32	1		913
7.000%	06/01/32	1		1,235
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note CMT + 2.250% (Cap 11.276%, Floor 2.250%)
2.338%(c)	10/01/36	1		1,175
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.625% (Cap 10.284%, Floor 1.625%)
1.922%(c)	04/01/37	37		38,342
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.725% (Cap 10.850%, Floor 1.725%)
1.975%(c)	07/01/35	1		643
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.733% (Cap 10.181%, Floor 1.733%)
2.108%(c)	02/01/37	16		17,346

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap 8.287%, Floor 1.750%)
2.000%(c)	07/01/41	184		$193,866
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap 8.451%, Floor 1.750%)
2.014%(c)	12/01/40	103		107,508
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap 9.980%, Floor 1.750%)
2.125%(c)	02/01/35	4		3,966
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.785% (Cap 9.660%, Floor 1.785%)
2.035%(c)	09/01/32	—	(r)	293
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.785% (Cap 9.785%, Floor 1.785%)
2.160%(c)	02/01/37	1		1,169
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.829% (Cap 10.728%, Floor 1.829%)
2.204%(c)	02/01/37	4		3,867
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.835% (Cap 9.973%, Floor 1.835%)
2.085%(c)	03/01/36	4		4,398
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.842% (Cap 10.845%, Floor 1.842%)
2.170%(c)	01/01/37	5		4,860
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.900% (Cap 7.552%, Floor 1.900%)
2.174%(c)	10/01/42	28		29,160
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.929% (Cap 10.979%, Floor 1.929%)
2.185%(c)	12/01/36	1		1,102
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.030% (Cap 11.126%, Floor 2.030%)
2.275%(c)	11/01/36	4		3,819
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.162% (Cap 10.977%, Floor 2.162%)
2.537%(c)	02/01/37	7		7,245
Federal National Mortgage Assoc.
2.000%	TBA	142,545		142,105,803
2.000%	05/01/36	6,376		6,548,145
2.000%	07/01/50	229		229,587
2.000%	10/01/50	337		338,776
2.000%	11/01/50	188		187,674
2.000%	05/01/51	97		97,444
2.000%	07/01/51	45		44,769
2.000%	07/01/51	92		91,820
2.000%	07/01/51	95		94,878
2.000%	12/01/51	14,536		14,512,040
2.000%	01/01/52	14,760		14,728,152
2.500%	TBA	93,225		95,111,799
2.500%	11/01/29	17		17,781
2.500%	01/01/31	153		158,542
2.500%	11/01/34	4,844		5,046,168
2.500%	04/01/37	1,748		1,795,887
2.500%	10/01/37	208		214,532
2.500%	07/01/50	3,136		3,223,831
2.500%	09/01/50	2,193		2,258,502
2.500%	01/01/51	1,225		1,254,675
2.500%	02/01/51	1,222		1,251,942

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	05/01/51	574	$589,933
2.500%	05/01/51	758	779,167
2.500%	06/01/51	1,147	1,180,881
2.500%	06/01/51	1,791	1,841,337
2.500%	06/01/51	2,328	2,405,600
2.500%	07/01/51	1,706	1,753,988
2.500%	08/01/51	932	955,969
2.500%	08/01/51	3,893	3,998,501
2.500%	08/01/51	4,451	4,550,383
2.500%	08/01/51	11,146	11,415,350
2.500%	10/01/51	7,311	7,487,238
2.500%	10/01/51	8,683	8,893,292
3.000%	TBA	233,357	241,393,775
3.000%	01/01/27	203	213,107
3.000%	08/01/27	16	16,422
3.000%	08/01/27	16	17,065
3.000%	10/01/27	51	53,616
3.000%	11/01/27	16	16,315
3.000%	12/01/27	27	28,914
3.000%	01/01/28	26	27,570
3.000%	02/01/28	23	24,087
3.000%	03/01/28	27	28,778
3.000%	04/01/28	25	25,804
3.000%	05/01/28	27	28,365
3.000%	06/01/28	26	27,586
3.000%	06/01/28	2,443	2,559,795
3.000%	07/01/28	27	27,896
3.000%	08/01/28	30	31,504
3.000%	09/01/28	31	32,182
3.000%	11/01/28	518	545,982
3.000%	01/01/29	26	27,072
3.000%	02/01/29	468	490,704
3.000%	03/01/29	35	36,365
3.000%	12/01/32	195	205,344
3.000%	03/01/33	73	77,070
3.000%	06/01/33	12	12,871
3.000%	12/01/34	73	78,060
3.000%	12/01/34	247	261,946
3.000%	01/01/35	426	450,413
3.000%	05/01/35	7,247	7,649,419
3.000%	01/01/40	4,552	4,832,277
3.000%	04/01/40	7,674	8,071,583
3.000%	09/01/42	303	319,797
3.000%	10/01/42	318	337,697
3.000%	10/01/42	855	905,867
3.000%	11/01/42	176	186,023
3.000%	11/01/42	194	205,580
3.000%	02/01/43	7	7,780
3.000%	02/01/43	10	10,528
3.000%	02/01/43	20	21,016
3.000%	02/01/43	31	33,000
3.000%	02/01/43	42	44,095
3.000%	02/01/43	149	158,334
3.000%	04/01/43	11	11,520
3.000%	04/01/43	3,593	3,792,564
3.000%	05/01/43	19	20,277
3.000%	05/01/43	48	50,880
3.000%	05/01/43	81	85,670

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	05/01/43	554	$585,053
3.000%	07/01/43	146	154,790
3.000%	08/01/43	59	61,987
3.000%	08/01/43	516	549,998
3.000%	09/01/43	711	754,493
3.000%	02/01/44	125	132,698
3.000%	12/01/44	5	4,693
3.000%	05/01/45	166	174,680
3.000%	08/01/45	408	430,598
3.000%	05/01/46	4,235	4,473,863
3.000%	08/01/46	343	357,232
3.000%	10/01/46	181	189,784
3.000%	11/01/46	143	151,539
3.000%	11/01/46	458	484,157
3.000%	11/01/46	745	786,957
3.000%	11/01/46	1,282	1,353,859
3.000%	11/01/46	5,008	5,273,722
3.000%	11/01/46	13,249	13,834,087
3.000%	12/01/46	807	852,172
3.000%	06/01/47	1,402	1,488,431
3.000%	03/01/48	35	36,424
3.000%	08/01/49	1,129	1,195,322
3.000%	11/01/49	305	318,597
3.000%	02/01/50	317	331,412
3.000%	03/01/50	1,037	1,090,353
3.000%	05/01/50	57	60,381
3.000%	05/01/50	21,161	22,227,044
3.000%	07/01/50	505	530,698
3.000%	07/01/50	1,539	1,603,001
3.000%	07/01/50	1,771	1,858,321
3.000%	08/01/50	847	884,103
3.000%	08/01/50	1,637	1,712,678
3.000%	08/01/50	2,492	2,612,074
3.000%	09/01/50	129	134,074
3.000%	10/01/50	3,082	3,225,186
3.500%	TBA	42,950	45,150,755
3.500%	07/01/30	52	55,235
3.500%	08/01/30	281	299,676
3.500%	07/01/32	705	751,348
3.500%	12/01/33	3,770	3,974,916
3.500%	01/01/34	8	8,056
3.500%	01/01/34	18	18,793
3.500%	01/01/34	32	34,315
3.500%	01/01/34	50	53,503
3.500%	05/01/34	1,538	1,632,832
3.500%	07/01/34	64	67,722
3.500%	07/01/34	194	205,816
3.500%	08/01/34	240	255,517
3.500%	02/01/35	157	168,293
3.500%	09/01/37	121	129,273
3.500%	12/01/41	98	106,034
3.500%	06/01/42	163	175,589
3.500%	06/01/42	328	352,261
3.500%	07/01/42	199	213,480
3.500%	08/01/42	447	479,375
3.500%	09/01/42	766	823,256
3.500%	10/01/42	709	762,037
3.500%	11/01/42	101	108,770

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	01/01/43	119	$127,810
3.500%	01/01/43	752	807,718
3.500%	04/01/43	68	73,586
3.500%	05/01/43	1,108	1,196,521
3.500%	06/01/43	433	467,422
3.500%	06/01/43	444	479,201
3.500%	07/01/43	62	65,913
3.500%	07/01/43	134	144,551
3.500%	07/01/43	168	181,392
3.500%	07/01/43	276	297,511
3.500%	07/01/43	545	588,800
3.500%	08/01/43	115	123,967
3.500%	08/01/43	142	153,525
3.500%	03/01/44	675	731,542
3.500%	11/01/45	52	55,438
3.500%	12/01/45	1,955	2,082,886
3.500%	12/01/45	7,564	8,089,478
3.500%	01/01/46	49	51,979
3.500%	01/01/46	590	632,450
3.500%	01/01/46	777	833,075
3.500%	05/01/46	262	281,107
3.500%	06/01/46	874	939,225
3.500%	08/01/47	114	121,481
3.500%	09/01/47	56	59,356
3.500%	10/01/47	242	256,342
3.500%	11/01/47	68	72,614
3.500%	01/01/48	302	326,335
3.500%	01/01/48	3,109	3,292,001
3.500%	02/01/48	1,416	1,500,920
3.500%	12/01/48	2,739	2,915,055
3.500%	06/01/49	1,317	1,395,535
3.500%	06/01/49	5,724	6,054,740
3.500%	06/01/49	9,451	10,253,939
3.500%	07/01/50	2,839	3,002,141
3.500%	08/01/50	359	382,465
4.000%	TBA	37,930	40,322,748
4.000%	11/01/31	50	54,280
4.000%	11/01/40	74	80,866
4.000%	11/01/40	578	631,304
4.000%	12/01/40	722	790,300
4.000%	01/01/41	85	93,446
4.000%	01/01/41	457	500,835
4.000%	02/01/41	87	95,305
4.000%	02/01/41	281	307,864
4.000%	03/01/41	724	794,760
4.000%	04/01/41	246	268,991
4.000%	10/01/41	267	292,717
4.000%	11/01/41	246	270,079
4.000%	01/01/42	335	367,856
4.000%	01/01/42	440	481,403
4.000%	02/01/42	45	49,312
4.000%	02/01/42	271	298,009
4.000%	02/01/42	382	419,525
4.000%	08/01/42	854	939,644
4.000%	10/01/43	164	180,387
4.000%	05/01/45	197	216,698
4.000%	06/01/45	314	337,603
4.000%	07/01/45	101	109,336

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	09/01/45	168	$182,394
4.000%	10/01/45	12,923	14,119,546
4.000%	12/01/45	181	194,990
4.000%	03/01/46	658	719,985
4.000%	09/01/46	146	158,584
4.000%	02/01/47	8,089	8,752,107
4.000%	08/01/47	1,852	1,996,267
4.000%	12/01/47	112	119,203
4.000%	10/01/48	2,307	2,517,268
4.000%	12/01/49	916	974,303
4.000%	10/01/51	4,016	4,305,541
4.500%	TBA	18,445	19,753,064
4.500%	08/01/24	7	6,893
4.500%	04/01/26	30	31,546
4.500%	04/01/26	132	137,549
4.500%	07/01/26	13	13,240
4.500%	10/01/26	50	52,282
4.500%	01/01/27	213	221,924
4.500%	03/01/39	179	194,513
4.500%	06/01/39	94	102,315
4.500%	08/01/39	237	257,819
4.500%	09/01/39	274	301,764
4.500%	11/01/39	78	86,211
4.500%	12/01/39	385	423,777
4.500%	12/01/39	863	953,742
4.500%	04/01/40	594	656,460
4.500%	07/01/40	59	64,913
4.500%	09/01/40	712	784,206
4.500%	11/01/40	1,027	1,131,547
4.500%	12/01/40	74	82,144
4.500%	12/01/40	103	113,571
4.500%	12/01/40	482	530,715
4.500%	02/01/41	118	131,080
4.500%	02/01/41	123	136,134
4.500%	02/01/41	188	208,349
4.500%	02/01/41	304	336,133
4.500%	04/01/41	888	979,297
4.500%	05/01/41	25	28,068
4.500%	05/01/41	945	1,045,136
4.500%	06/01/41	78	85,851
4.500%	06/01/41	79	87,205
4.500%	08/01/41	10	11,057
4.500%	10/01/41	10	10,922
4.500%	10/01/41	18	20,262
4.500%	11/01/41	15	16,923
4.500%	11/01/41	301	332,141
4.500%	04/01/42	130	144,115
4.500%	08/01/42	32	35,271
4.500%	09/01/42	24	26,059
4.500%	09/01/42	43	48,020
4.500%	09/01/42	77	85,120
4.500%	10/01/42	179	197,002
4.500%	09/01/43	68	75,329
4.500%	11/01/43	43	47,150
4.500%	06/01/44	53	57,784
4.500%	10/01/44	171	187,752
4.500%	02/01/45	38	41,917
4.500%	02/01/45	91	101,222

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	10/01/45	107	$117,330
4.500%	02/01/46	131	144,840
4.500%	06/01/46	43	46,279
4.500%	10/01/46	46	49,324
4.500%	11/01/46	42	44,893
4.500%	12/01/46	82	89,558
4.500%	01/01/47	25	26,313
4.500%	01/01/47	29	31,265
4.500%	02/01/47	39	41,663
4.500%	05/01/47	1,289	1,414,513
4.500%	11/01/47	1,720	1,876,849
4.500%	08/01/48	326	349,743
4.500%	12/01/48	1,395	1,496,187
4.500%	05/01/49	2,287	2,453,325
4.500%	08/01/49	1,021	1,095,524
4.500%	09/01/49	5,157	5,642,436
4.500%	01/01/50	224	239,724
4.500%	05/01/50	275	295,717
5.000%	TBA	12,730	13,875,903
5.000%	06/01/23	1	590
5.000%	09/01/23	122	133,061
5.000%	01/01/24	16	16,281
5.000%	06/01/24	9	9,169
5.000%	09/01/25	11	11,639
5.000%	04/01/34	6	7,130
5.000%	07/01/34	8	8,612
5.000%	03/01/35	326	367,378
5.000%	04/01/35	36	40,790
5.000%	04/01/35	372	420,050
5.000%	05/01/35	43	48,364
5.000%	06/01/35	11	12,766
5.000%	06/01/35	20	23,036
5.000%	06/01/35	45	50,527
5.000%	09/01/35	28	31,894
5.000%	10/01/35	53	59,724
5.000%	10/01/35	286	323,025
5.000%	03/01/36	104	117,126
5.000%	12/01/36	9	10,497
5.000%	12/01/36	412	466,077
5.000%	07/01/37	7	8,211
5.000%	07/01/37	1,036	1,168,158
5.000%	02/01/38	39	43,644
5.000%	05/01/38	248	280,032
5.000%	06/01/39	32	36,701
5.000%	06/01/39	152	170,281
5.000%	06/01/40	112	126,107
5.000%	06/01/40	135	153,061
5.000%	08/01/40	221	249,901
5.000%	04/01/41	436	493,963
5.000%	06/01/41	28	30,994
5.000%	06/01/41	75	84,594
5.000%	08/01/41	32	35,216
5.000%	09/01/41	193	218,308
5.000%	01/01/42	248	281,560
5.000%	02/01/42	74	83,323
5.000%	05/01/42	149	169,055
5.000%	07/01/42	315	355,147
5.000%	11/01/44	472	531,076

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	07/01/45	1,222		$1,356,712
5.000%	12/01/47	2,315		2,586,881
5.000%	02/01/49	1,341		1,509,314
5.237%	08/01/41	109		118,848
5.500%	03/01/22	—	(r)	28
5.500%	07/01/22	—	(r)	69
5.500%	07/01/22	—	(r)	233
5.500%	08/01/22	—	(r)	185
5.500%	01/01/23	15		15,287
5.500%	09/01/34	138		156,977
5.500%	11/01/34	11		12,185
5.500%	12/01/34	44		50,334
5.500%	04/01/35	26		29,086
5.500%	11/01/35	136		154,446
5.500%	12/01/35	35		40,162
5.500%	01/01/36	5		5,517
5.500%	01/01/36	35		39,493
5.500%	03/01/36	5		5,503
5.500%	03/01/36	8		8,653
5.500%	05/01/36	165		187,502
5.500%	05/01/36	331		377,219
5.500%	07/01/36	725		824,083
5.500%	11/01/36	3		3,383
5.500%	08/01/37	8		8,968
5.500%	08/01/37	50		57,297
5.500%	08/01/37	204		233,141
5.500%	08/01/37	394		448,439
5.500%	09/01/37	132		151,346
5.500%	02/01/38	51		58,373
5.500%	02/01/38	339		386,123
5.500%	09/01/38	194		219,883
5.500%	04/01/39	108		123,112
5.500%	05/01/39	105		120,158
5.500%	03/01/40	210		239,145
5.500%	09/01/41	2		2,040
5.500%	09/01/41	323		369,804
6.000%	11/01/32	8		9,417
6.000%	03/01/33	9		9,796
6.000%	04/01/33	9		10,673
6.000%	02/01/34	88		99,123
6.000%	08/01/34	7		7,586
6.000%	11/01/34	6		6,738
6.000%	11/01/34	372		419,795
6.000%	11/01/35	62		70,900
6.000%	12/01/35	12		13,724
6.000%	02/01/36	447		516,553
6.000%	04/01/36	—	(r)	42
6.000%	05/01/36	115		132,842
6.000%	05/01/36	139		161,068
6.000%	06/01/36	14		16,392
6.000%	09/01/36	13		15,286
6.000%	09/01/36	970		1,113,536
6.000%	11/01/36	30		34,838
6.000%	12/01/36	4		4,309
6.000%	01/01/37	—	(r)	126
6.000%	01/01/37	13		14,773
6.000%	02/01/37	9		10,551
6.000%	02/01/37	117		135,121

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	03/01/37	50		$57,655
6.000%	03/01/37	322		373,983
6.000%	03/01/37	721		826,165
6.000%	05/01/37	—	(r)	236
6.000%	05/01/37	6		7,229
6.000%	06/01/37	14		15,947
6.000%	08/01/37	112		129,079
6.000%	08/01/37	613		704,628
6.000%	10/01/37	16		17,661
6.000%	02/01/38	38		43,102
6.000%	03/01/38	435		504,470
6.000%	04/01/38	16		18,513
6.000%	05/01/38	109		126,554
6.000%	08/01/38	12		14,366
6.000%	09/01/38	22		25,333
6.000%	10/01/38	93		107,889
6.000%	12/01/38	4		5,087
6.000%	04/01/39	7		7,456
6.000%	06/01/39	125		144,681
6.000%	09/01/39	495		573,421
6.000%	10/01/39	145		168,049
6.000%	02/01/40	69		80,193
6.000%	10/01/40	135		156,796
6.500%	07/01/32	4		4,804
6.500%	07/01/32	34		38,586
6.500%	07/01/32	59		66,796
6.500%	12/01/32	6		6,685
6.500%	12/01/32	15		16,948
6.500%	07/01/35	17		19,145
6.500%	12/01/35	153		175,292
6.500%	07/01/36	2		2,828
6.500%	07/01/36	533		608,592
6.500%	08/01/36	28		30,908
6.500%	08/01/36	100		117,412
6.500%	08/01/36	124		144,033
6.500%	09/01/36	59		66,197
6.500%	09/01/36	232		264,224
6.500%	10/01/36	7		7,587
6.500%	10/01/36	118		137,620
6.500%	11/01/36	5		5,159
6.500%	12/01/36	2		2,488
6.500%	08/01/37	3		2,929
6.500%	10/01/37	3		3,280
6.500%	10/01/37	93		109,274
6.500%	10/01/37	388		448,862
6.500%	08/01/38	42		48,455
6.500%	06/01/39	29		32,776
6.500%	10/01/39	137		157,134
6.500%	05/01/40	133		153,227
6.500%	05/01/40	173		198,748
6.625%	02/01/39	65		71,855
7.000%	01/01/31	—	(r)	151
7.000%	04/01/32	—	(r)	146
7.000%	04/01/37	26		27,855
Federal National Mortgage Assoc., 12 Month LIBOR + 1.340% (Cap
11.165%, Floor 1.340%)
1.715%(c)	12/01/35	3		2,725

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc., 12 Month LIBOR + 1.568% (Cap 9.681%, Floor 1.568%)
1.841%(c)	07/01/35	3	$3,005
Federal National Mortgage Assoc., 12 Month LIBOR + 1.590% (Cap 10.364%, Floor 1.590%)
1.869%(c)	12/01/35	8	8,021
Federal National Mortgage Assoc., 12 Month LIBOR + 1.655% (Cap 10.933%, Floor 1.655%)
1.905%(c)	08/01/37	3	3,223
Federal National Mortgage Assoc., 12 Month LIBOR + 1.700% (Cap 10.635%, Floor 1.700%)
1.950%(c)	11/01/37	22	23,410
Federal National Mortgage Assoc., 12 Month LIBOR + 1.800% (Cap 7.707%, Floor 1.800%)
2.158%(c)	01/01/42	69	71,982
Federal National Mortgage Assoc., 12 Month LIBOR + 1.804% (Cap 8.526%, Floor 1.804%)
2.054%(c)	12/01/40	125	131,074
Federal National Mortgage Assoc., 12 Month LIBOR + 1.818% (Cap 7.670%, Floor 1.818%)
2.193%(c)	02/01/42	19	19,708
Federal National Mortgage Assoc., 12 Month LIBOR + 1.881% (Cap 11.093%, Floor 1.881%)
2.123%(c)	08/01/36	5	5,158
Federal National Mortgage Assoc., 12 Month LIBOR + 1.892% (Cap 10.733%, Floor 1.892%)
2.227%(c)	12/01/35	2	2,433
Government National Mortgage Assoc.
2.000%	TBA	40,180	40,542,756
2.000%	10/20/51	8,398	8,482,828
2.500%	TBA	12,145	12,437,226
2.500%	10/20/51	28,865	29,596,139
2.500%	12/20/51	17,810	18,261,205
3.000%	TBA	23,755	24,578,174
3.000%	10/15/42	33	34,616
3.000%	12/15/42	11	12,061
3.000%	05/15/43	29	30,879
3.000%	06/15/43	4	3,894
3.000%	07/15/43	67	69,925
3.000%	08/20/43	757	793,955
3.000%	09/20/43	737	772,516
3.000%	01/20/44	77	80,535
3.000%	02/20/44	255	267,000
3.000%	05/20/45	8,141	8,537,965
3.000%	06/20/45	864	907,359
3.000%	05/20/46	111	118,209
3.000%	05/20/46	257	273,453
3.000%	05/20/46	635	662,345
3.000%	06/20/46	574	606,067
3.000%	07/20/46	163	171,807
3.000%	07/20/46	272	290,267
3.000%	07/20/46	297	310,361
3.000%	07/20/46	361	382,660
3.000%	07/20/46	741	789,718
3.000%	07/20/46	777	816,937
3.000%	08/20/46	219	231,972
3.000%	08/20/46	330	352,260
3.000%	08/20/46	333	353,440

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	09/20/46	165		$174,856
3.000%	09/20/46	184		195,057
3.000%	10/20/46	5,276		5,507,213
3.000%	08/20/49	397		404,443
3.000%	10/20/49	978		994,098
3.000%	12/20/49	17		17,476
3.000%	01/20/50	27		27,485
3.000%	04/20/50	294		304,240
3.000%	05/20/50	2,133		2,159,053
3.000%	07/20/50	324		335,644
3.000%	07/20/50	563		573,554
3.000%	05/20/51	2,500		2,589,381
3.000%	06/20/51	1,905		1,973,220
3.000%	07/20/51	8,944		9,265,550
3.500%	TBA	11,075		11,531,796
3.500%	05/20/42	24		25,573
3.500%	08/20/42	590		631,995
3.500%	11/20/42	14		14,459
3.500%	12/20/42	310		330,590
3.500%	03/20/43	784		835,328
3.500%	04/20/43	30		32,115
3.500%	05/20/43	401		429,573
3.500%	08/20/43	23		24,816
3.500%	11/15/43	938		1,044,200
3.500%	03/20/44	3		3,713
3.500%	10/20/44	125		132,860
3.500%	02/15/45	140		149,445
3.500%	02/20/45	366		389,174
3.500%	04/20/45	66		70,718
3.500%	05/20/45	95		101,457
3.500%	05/20/45	242		258,377
3.500%	01/20/46	71		75,010
3.500%	04/20/46	22		23,950
3.500%	05/20/46	4		4,261
3.500%	05/20/46	6		6,597
3.500%	05/20/46	8		8,088
3.500%	05/20/46	16		16,883
3.500%	05/20/46	17		18,401
3.500%	05/20/46	23		24,276
3.500%	05/20/46	25		26,081
3.500%	05/20/46	34		36,257
3.500%	05/20/46	87		92,512
3.500%	06/20/46	15		16,197
3.500%	06/20/46	19		20,069
3.500%	06/20/46	19		20,575
3.500%	06/20/46	22		23,414
3.500%	06/20/46	60		63,970
3.500%	06/20/46	114		121,108
3.500%	06/20/46	7,495		7,894,315
3.500%	07/20/46	361		380,083
3.500%	07/20/46	1,289		1,410,072
3.500%	09/20/46	437		459,678
3.500%	10/20/46	7,520		7,925,965
3.500%	12/20/47	3,760		3,948,451
3.500%	02/20/48	143		152,486
3.500%	12/20/49	5		5,043
3.500%	12/20/49	8		8,722
3.500%	12/20/49	8		8,989

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	12/20/49	20	$21,100
3.500%	01/20/50	1,856	1,933,050
3.500%	03/20/50	3,201	3,394,867
3.500%	04/20/50	454	473,854
3.500%	04/20/50	7,051	7,508,111
3.500%	05/20/50	691	720,725
3.500%	11/20/50	719	749,521
3.500%	08/20/51	1,929	2,014,354
4.000%	09/20/25	21	22,201
4.000%	11/20/25	49	51,415
4.000%	01/20/26	15	15,297
4.000%	10/20/40	57	62,163
4.000%	02/20/41	66	71,434
4.000%	03/20/41	257	278,335
4.000%	05/20/41	525	568,771
4.000%	10/15/41	25	28,076
4.000%	10/15/41	105	115,595
4.000%	10/15/41	115	127,108
4.000%	10/20/41	688	745,100
4.000%	11/20/41	99	107,033
4.000%	12/20/41	48	52,279
4.000%	09/20/42	48	51,816
4.000%	11/20/42	40	43,733
4.000%	08/20/43	19	20,846
4.000%	03/20/45	2,860	3,096,783
4.000%	08/20/45	196	212,280
4.000%	01/15/47	16	17,570
4.000%	01/15/47	24	25,548
4.000%	06/20/47	2,164	2,302,971
4.000%	09/20/47	1,421	1,510,928
4.000%	01/20/48	664	720,412
4.000%	05/20/49	164	175,392
4.000%	10/20/50	4,300	4,533,330
4.500%	04/20/35	14	15,485
4.500%	05/15/39	7	7,970
4.500%	08/15/39	54	60,648
4.500%	09/15/39	243	271,765
4.500%	09/20/39	3	3,390
4.500%	10/15/39	18	20,483
4.500%	11/15/39	9	10,141
4.500%	11/15/39	15	16,642
4.500%	11/20/39	67	73,442
4.500%	02/15/40	31	34,687
4.500%	02/20/40	595	652,179
4.500%	03/15/40	59	66,088
4.500%	05/20/40	489	536,375
4.500%	06/15/40	3	3,832
4.500%	06/15/40	26	29,185
4.500%	06/15/40	31	34,311
4.500%	06/15/40	82	91,560
4.500%	06/15/40	270	302,784
4.500%	07/15/40	2	2,447
4.500%	07/15/40	11	12,358
4.500%	08/15/40	37	41,316
4.500%	09/15/40	123	137,619
4.500%	09/20/40	280	307,658
4.500%	10/15/40	11	12,227
4.500%	11/20/40	148	162,526

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	02/20/41	653	$724,912
4.500%	03/15/41	112	125,582
4.500%	03/20/41	739	814,917
4.500%	05/20/41	2	2,182
4.500%	05/20/41	49	53,744
4.500%	06/20/41	8	9,290
4.500%	07/20/41	91	100,771
4.500%	08/20/41	559	619,362
4.500%	11/20/41	2	2,202
4.500%	02/20/42	2	2,524
4.500%	05/20/42	16	17,404
4.500%	06/20/43	3	3,252
4.500%	06/20/44	3	3,095
4.500%	10/20/44	3	2,988
4.500%	01/20/45	3	2,844
4.500%	09/15/45	422	473,277
4.500%	01/20/46	340	373,657
4.500%	03/20/46	4	4,699
4.500%	05/20/46	3	3,527
4.500%	07/20/46	143	157,773
4.500%	08/20/46	232	255,016
4.500%	09/20/46	187	206,728
4.500%	01/20/47	512	559,013
5.000%	11/15/33	4	4,351
5.000%	03/20/34	1	744
5.000%	05/15/34	177	201,044
5.000%	07/20/39	110	123,779
5.000%	08/15/39	9	10,603
5.000%	09/15/39	82	94,292
5.000%	10/15/39	17	19,993
5.000%	10/15/39	62	71,518
5.000%	10/20/39	5	5,975
5.000%	02/15/40	178	206,150
5.000%	02/15/40	178	206,150
5.000%	04/15/40	80	91,972
5.000%	05/20/40	429	484,842
5.000%	06/15/40	45	52,005
5.000%	06/15/40	74	85,398
5.000%	06/20/40	305	344,257
5.000%	07/15/40	7	8,319
5.000%	08/15/40	15	17,886
5.000%	08/20/40	233	263,198
5.000%	09/15/40	11	12,449
5.000%	09/15/40	14	15,495
5.000%	09/20/40	156	175,815
5.000%	03/20/41	316	357,448
5.000%	08/20/41	360	407,056
5.000%	06/20/47	464	502,780
5.000%	04/20/48	183	198,685
5.000%	06/20/48	278	297,500
5.000%	09/20/48	1,751	1,872,358
5.000%	12/20/48	1,455	1,552,669
5.000%	05/20/49	100	106,723
5.000%	06/20/49	2,742	2,930,542
5.500%	10/20/32	1	1,261
5.500%	03/20/34	4	4,322
5.500%	01/20/36	737	850,793
5.500%	03/20/48	385	422,060

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	04/20/48		279		$306,207
5.500%	05/20/48		137		148,388
5.500%	09/20/48		3		3,743
5.500%	10/20/48		84		91,345
5.500%	11/20/48		384		416,331
5.500%	12/20/48		1,656		1,795,975
5.500%	01/20/49		393		425,781
5.500%	03/20/49		523		568,019
5.500%	04/20/49		27		29,306
6.000%	12/20/38		1,130		1,301,640
6.000%	05/15/40		359		416,567
8.000%	09/15/22		—	(r)	52
8.500%	06/15/26		1		1,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,324,673,680)					1,327,977,154

U.S. TREASURY OBLIGATIONS — 5.7%
U.S. Treasury Bonds
1.125%	05/15/40		6,139		5,379,124
1.125%	08/15/40		7,997		6,978,632
1.375%	11/15/40		29,713		27,057,401
1.375%	08/15/50		4,854		4,256,351
1.625%	11/15/50		6,561		6,117,107
1.875%	02/15/41		49,827		49,289,803
1.875%	02/15/51		8,630		8,549,094
1.875%	11/15/51		1,550		1,540,313
2.000%	02/15/50	(k)	4,569		4,646,102
2.250%	05/15/41		11,754		12,338,027
2.375%	05/15/51		60,725		67,148,566
2.500%	02/15/46		2,715		3,000,923
2.750%	08/15/47	(k)	4,965		5,783,449
2.875%	08/15/45		50,375		59,198,496
2.875%	11/15/46	(k)	11,160		13,215,881
3.000%	05/15/47		9,890		12,014,805
4.375%	11/15/39		3,575		4,980,422
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/22		17,349		17,598,054
0.125%	07/15/24		17,482		18,637,530
0.125%	10/15/24		13,145		14,041,892
0.125%	04/15/25		15		16,158
0.125%	10/15/25		7,431		8,017,497
0.125%	04/15/26		2,671		2,883,643
0.125%	07/15/26		21,353		23,200,957
0.125%	10/15/26		10,605		11,542,097
0.125%	07/15/31		126,590		142,168,976
0.125%	02/15/51		29		34,305
0.250%	01/15/25		37,485		40,160,976
0.250%	07/15/29		26		28,833
0.375%	07/15/23		35,376		37,195,547
0.375%	07/15/25		9,185		9,981,278
0.375%	01/15/27		7,872		8,665,754
0.500%	04/15/24		4,433		4,726,541
0.625%	04/15/23		7,881		8,236,907
0.625%	01/15/24		17,186		18,295,672
0.625%	01/15/26		2,840		3,120,997
U.S. Treasury Notes
0.125%	06/30/22		8,934		8,930,161
0.125%	07/31/22		7,737		7,732,164

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
0.125%	12/31/22		12,010	$11,972,938
0.125%	03/31/23		35,785	35,610,269
0.125%	04/30/23		4,188	4,164,770
0.125%	05/31/23		6,619	6,578,148
0.125%	06/30/23		3,985	3,957,759
0.125%	07/31/23		4,578	4,541,698
0.125%	01/15/24		8,691	8,581,005
0.125%	02/15/24		5,527	5,454,890
0.250%	11/15/23		8,955	8,880,841
0.250%	03/15/24		6,356	6,280,026
0.250%	06/15/24		4,570	4,502,878
0.250%	07/31/25		10,656	10,337,153
0.250%	09/30/25		6,968	6,748,072
0.250%	10/31/25		5,919	5,722,471
0.375%	04/15/24		10,107	10,005,930
0.375%	04/30/25		29,700	29,047,992
0.375%	11/30/25		5,130	4,976,902
0.375%	01/31/26		4,577	4,429,678
0.500%	02/28/26		27,915	27,129,891
0.500%	05/31/27		4,314	4,131,329
0.500%	10/31/27		10,584	10,077,126
0.625%	07/31/26		8,430	8,200,443
0.625%	08/15/30		6,600	6,156,562
0.750%	04/30/26		13,200	12,942,187
0.750%	05/31/26		8,957	8,776,460
0.750%	01/31/28		4,847	4,667,510
0.875%	06/30/26		7,393	7,277,484
0.875%	09/30/26		11,500	11,300,547
1.125%	02/28/25		26,761	26,861,354
1.125%	02/28/27		4,564	4,529,770
1.125%	02/29/28	(a)	9,151	9,021,599
1.250%	03/31/28		4,610	4,570,743
1.250%	04/30/28		6,928	6,867,380
1.250%	05/31/28		6,064	6,006,676
1.375%	02/15/23		11,754	11,877,050
1.500%	02/15/30		12,936	13,004,722
1.625%	02/15/26		30,400	30,929,625
1.750%	06/30/22		8,801	8,867,695
1.875%	06/30/26		24,200	24,884,406
2.125%	03/31/24		10,000	10,291,406
2.125%	05/15/25		12,658	13,105,768
2.250%	12/31/24		5,000	5,189,063
2.750%	02/15/28		8,494	9,181,375

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,138,656,142)				1,134,352,026

TOTAL LONG-TERM INVESTMENTS (cost $13,849,003,212)				16,798,706,039

			Shares

SHORT-TERM INVESTMENTS — 22.3%

AFFILIATED MUTUAL FUNDS — 21.4%
PGIM Core Ultra Short Bond Fund(wa)3,280,394,253				3,280,394,253

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $950,239,919; includes $950,177,642 of cash collateral for securities on loan)(b)(wa)	950,893,504	$950,227,879

TOTAL AFFILIATED MUTUAL FUNDS (cost $4,230,634,172)		4,230,622,132

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(h)(k)(n) — 0.9%
U.S. Treasury Bills
0.167%	06/23/22	170,300	170,167,348

(cost $170,163,739)
TOTAL SHORT-TERM INVESTMENTS (cost $4,400,797,911)			4,400,789,480

TOTAL INVESTMENTS—107.5% (cost $18,249,801,123)			21,199,495,519
Liabilities in excess of other assets(z) — (7.5)%			(1,486,192,429)

NET ASSETS — 100.0%			$19,713,303,090

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $289,607 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $926,350,375; cash collateral of $950,177,642 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
575	2 Year U.S. Treasury Notes	Mar. 2022	$125,448,829	$(244,030)
4,076	5 Year U.S. Treasury Notes	Mar. 2022	493,100,459	25,717
1,351	10 Year U.S. Treasury Notes	Mar. 2022	176,263,281	459,075
3,342	20 Year U.S. Treasury Bonds	Mar. 2022	536,182,125	599,301
1,633	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	321,905,125	4,817,834
144	ASX SPI 200 Index	Mar. 2022	19,243,115	128,258
1,033	Euro STOXX 50 Index	Mar. 2022	50,424,023	954,087
278	FTSE 100 Index	Mar. 2022	27,559,252	405,057
1,404	Mini MSCI EAFE Index	Mar. 2022	162,990,360	3,097,755
1,031	Russell 2000 E-Mini Index	Mar. 2022	115,616,340	1,225,249
3,174	S&P 500 E-Mini Index	Mar. 2022	755,173,950	12,728,044

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
156	TOPIX Index	Mar. 2022	$27,014,866	$(173,289)

				24,023,058

Short Positions:
2,234	2 Year U.S. Treasury Notes	Mar. 2022	487,395,971	936,925
2,729	10 Year U.S. Treasury Notes	Mar. 2022	356,049,219	(1,070,568)
1,087	10 Year U.S. Ultra Treasury Notes	Mar. 2022	159,177,562	(1,575,873)

				(1,709,516)

				$22,313,542

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/14/22	Bank of America, N.A.	AUD	4,458	$3,185,893	$3,243,554	$57,661	$—
Expiring 01/14/22	Bank of America, N.A.	AUD	442	317,568	321,591	4,023	—
Expiring 01/14/22	RBC Capital Markets	AUD	476	345,484	346,329	845	—
Expiring 01/21/22	Citibank, N.A.	AUD	835	594,019	607,544	13,525	—
British Pound,
Expiring 01/14/22	Deutsche Bank AG	GBP	13,446	17,777,449	18,199,255	421,806	—
Expiring 01/14/22	Morgan Stanley & Co. International PLC	GBP	473	639,803	640,731	928	—
Expiring 02/25/22	Goldman Sachs International	GBP	450	596,885	608,954	12,069	—
Canadian Dollar,
Expiring 01/14/22	State Street Bank and Trust Co.	CAD	5,449	4,287,035	4,307,628	20,593	—
Expiring 01/21/22	Morgan Stanley & Co. International PLC	CAD	765	603,893	604,755	862	—
Euro,
Expiring 01/14/22	Barclays Bank PLC	EUR	37	41,914	42,137	223	—
Expiring 01/14/22	Deutsche Bank AG	EUR	373	423,004	424,779	1,775	—
Expiring 01/14/22	State Street Bank and Trust Co.	EUR	29,118	32,923,053	33,160,043	236,990	—
Expiring 02/25/22	Goldman Sachs International	EUR	1,040	1,180,176	1,185,369	5,193	—
Expiring 02/25/22	Goldman Sachs International	EUR	558	631,100	635,579	4,479	—
Expiring 02/25/22	Morgan Stanley & Co. International PLC	EUR	1,034	1,169,934	1,178,994	9,060	—
Expiring 02/25/22	UBS AG	EUR	260	296,267	296,342	75	—
Japanese Yen,
Expiring 01/14/22	Deutsche Bank AG	JPY	100,124	881,741	870,507	—	(11,234)
Expiring 01/14/22	Morgan Stanley & Co. International PLC	JPY	2,764,827	24,402,509	24,038,209	—	(364,300)
New Zealand Dollar,
Expiring 01/21/22	HSBC Bank USA, N.A.	NZD	884	598,854	605,341	6,487	—
Norwegian Krone,
Expiring 01/21/22	Bank of America, N.A.	NOK	2,795	308,189	317,258	9,069	—
Expiring 01/21/22	Bank of America, N.A.	NOK	2,615	286,721	296,826	10,105	—
Singapore Dollar,
Expiring 01/14/22	UBS AG	SGD	2,578	1,887,349	1,912,865	25,516	—
Swedish Krona,
Expiring 01/14/22	Barclays Bank PLC	SEK	2,566	282,573	283,998	1,425	—
Expiring 01/14/22	Canadian Imperial Bank of Commerce	SEK	53,515	5,912,232	5,922,927	10,695	—
Swiss Franc,
Expiring 01/14/22	Canadian Imperial Bank of Commerce	CHF	10,508	11,385,351	11,536,157	150,806	—
Expiring 01/14/22	Deutsche Bank AG	CHF	271	295,427	297,516	2,089	—

				$111,254,423	$111,885,188	1,006,299	(375,534)

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/21/22	Citibank, N.A.	AUD	425	$301,495	$309,229	$—	$(7,734)
Expiring 01/21/22	UBS AG	AUD	410	299,396	298,315	1,081	—
British Pound,
Expiring 01/21/22	HSBC Bank USA, N.A.	GBP	785	1,077,660	1,062,485	15,175	—
Expiring 02/25/22	Citibank, N.A.	GBP	225	301,122	304,477	—	(3,355)
Expiring 02/25/22	Goldman Sachs International	GBP	225	299,620	304,477	—	(4,857)
Canadian Dollar,
Expiring 01/21/22	Goldman Sachs International	CAD	375	297,958	296,449	1,509	—
Expiring 01/21/22	HSBC Bank USA, N.A.	CAD	390	304,184	308,307	—	(4,123)
Expiring 01/21/22	RBC Capital Markets	CAD	1,100	890,359	869,582	20,777	—
Expiring 01/21/22	RBC Capital Markets	CAD	830	649,907	656,139	—	(6,232)
Euro,
Expiring 01/14/22	Deutsche Bank AG	EUR	444	500,128	505,103	—	(4,975)
Expiring 01/14/22	Deutsche Bank AG	EUR	343	387,576	390,614	—	(3,038)
Expiring 02/25/22	BNP Paribas S.A.	EUR	131	149,069	149,786	—	(717)
Expiring 02/25/22	BNP Paribas S.A.	EUR	99	112,680	113,144	—	(464)
Expiring 02/25/22	Citibank, N.A.	EUR	112	127,184	127,722	—	(538)
Expiring 02/25/22	Goldman Sachs International	EUR	1,742	2,022,941	1,985,005	37,936	—
Expiring 02/25/22	Goldman Sachs International	EUR	572	664,590	652,127	12,463	—
Expiring 02/25/22	Morgan Stanley & Co. International PLC	EUR	2,129	2,471,225	2,426,117	45,108	—
Expiring 02/25/22	Morgan Stanley & Co. International PLC	EUR	1,213	1,369,154	1,383,049	—	(13,895)
Expiring 02/25/22	Morgan Stanley & Co. International PLC	EUR	699	811,863	797,044	14,819	—
Expiring 02/25/22	Morgan Stanley & Co. International PLC	EUR	260	298,785	296,342	2,443	—
Expiring 02/25/22	UBS AG	EUR	1,659	1,926,439	1,890,480	35,959	—
Expiring 02/25/22	UBS AG	EUR	1,382	1,607,375	1,575,401	31,974	—
Expiring 02/25/22	UBS AG	EUR	545	632,886	621,073	11,813	—
Expiring 02/25/22	UBS AG	EUR	454	528,065	517,561	10,504	—
Japanese Yen,
Expiring 01/14/22	Deutsche Bank AG	JPY	46,000	403,248	399,938	3,310	—
Mexican Peso,
Expiring 01/14/22	Citibank, N.A.	MXN	1,201	57,278	58,509	—	(1,231)
Expiring 01/14/22	Citibank, N.A.	MXN	402	19,116	19,600	—	(484)
Expiring 01/14/22	Citibank, N.A.	MXN	402	19,117	19,601	—	(484)
Expiring 01/14/22	Morgan Stanley & Co. International PLC	MXN	817	38,692	39,795	—	(1,103)
Expiring 01/14/22	Morgan Stanley & Co. International PLC	MXN	817	38,692	39,795	—	(1,103)
New Zealand Dollar,
Expiring 01/21/22	Citibank, N.A.	NZD	425	298,357	291,006	7,351	—
Expiring 01/21/22	UBS AG	NZD	459	312,180	314,334	—	(2,154)
Norwegian Krone,
Expiring 01/21/22	Bank of America, N.A.	NOK	2,760	303,504	313,285	—	(9,781)
Expiring 01/21/22	Goldman Sachs International	NOK	2,650	300,113	300,799	—	(686)
Swedish Krona,
Expiring 01/14/22	HSBC Bank USA, N.A.	SEK	2,266	250,623	250,796	—	(173)

				$20,072,581	$19,887,486	252,222	(67,127)

						$1,258,521	$(442,661)

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
American Airlines	06/20/23	5.000%(Q)	419	6.537%	$(13,030)	$(8,236)	$4,794
Community Healthcare Systems, Inc.	06/20/26	5.000%(Q)	1,717	5.721%	(65,230)	(44,713)	20,517

					$(78,260)	$(52,949)	$25,311

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.EM.36.V1	12/20/26	1.000%(Q)	322,200	1.873%	$(11,225,012)	$(12,898,924)	$(1,673,912)
CDX.NA.HY.37.V1	12/20/26	5.000%(Q)	203,100	2.928%	17,767,726	19,030,385	1,262,659
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	75,000	0.493%	1,668,142	1,857,117	188,975
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	1,085,400	0.493%	24,976,915	26,876,195	1,899,280

					$33,187,771	$34,864,773	$1,677,002

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$10,366,651
JPMorgan Securities LLC	—	$151,509,415

Total	$—	$161,876,066

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$7,983,219,726	$2,489,229,397	$289,607
Preferred Stocks	11,088,118	620,855	—
Warrants	—	—	—
Asset-Backed Securities
Automobiles	—	115,625,504	—
Collateralized Loan Obligations	—	156,908,660	—
Consumer Loans	—	1,269,529	—
Credit Cards	—	2,824,740	—
Equipment	—	3,333,376	—
Other	—	38,404,917	—
Residential Mortgage-Backed Securities	—	3,076,423	—
Student Loans	—	64,680,198	—
Commercial Mortgage-Backed Securities	—	215,893,406	—
Convertible Bonds	—	5,206,524	—
Corporate Bonds	—	2,558,125,890	—
Municipal Bonds	—	35,754,986	—
Residential Mortgage-Backed Securities	—	235,314,472	—
Sovereign Bonds	—	415,510,531	—
U.S. Government Agency Obligations	—	1,327,977,154	—
U.S. Treasury Obligations	—	1,134,352,026	—
Short-Term Investments
Affiliated Mutual Funds	4,230,622,132	—	—
U.S. Treasury Obligation	—	170,167,348	—

Total	$12,224,929,976	$8,974,275,936	$289,607

Other Financial Instruments*
Assets
Futures Contracts	$25,377,302	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,258,521	—
Centrally Cleared Credit Default Swap Agreements	—	3,376,225	—

Total	$25,377,302	$4,634,746	$—

Liabilities
Futures Contracts	$(3,063,760)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(442,661)	—
Centrally Cleared Credit Default Swap Agreement	—	(1,673,912)	—

Total	$(3,063,760)	$(2,116,573)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Affiliated Mutual Funds (4.8% represents investments purchased with collateral from securities on loan)	21.4%
U.S. Government Agency Obligations	6.7
U.S. Treasury Obligations	6.6
Banks	5.0
Software	4.0
Pharmaceuticals	3.4
Semiconductors & Semiconductor Equipment	3.0
Interactive Media & Services	2.6
Technology Hardware, Storage & Peripherals	2.6
IT Services	2.2
Insurance	2.1
Sovereign Bonds	2.1
Equity Real Estate Investment Trusts (REITs)	1.9
Automobiles	1.5
Internet & Direct Marketing Retail	1.5
Diversified Financial Services	1.5
Capital Markets	1.5
Media	1.5
Chemicals	1.5
Health Care Equipment & Supplies	1.2
Specialty Retail	1.2
Residential Mortgage-Backed Securities	1.2
Oil, Gas & Consumable Fuels	1.2
Health Care Providers & Services	1.1
Commercial Mortgage-Backed Securities	1.1
Hotels, Restaurants & Leisure	1.0
Machinery	1.0
Beverages	1.0
Industrial Conglomerates	0.9
Biotechnology	0.9
Food Products	0.9
Telecommunications	0.9
Metals & Mining	0.8
Entertainment	0.8
Collateralized Loan Obligations	0.8
Real Estate Investment Trusts (REITs)	0.8
Oil & Gas	0.8
Life Sciences Tools & Services	0.7
Pipelines	0.7
Multi-Utilities	0.7
Textiles, Apparel & Luxury Goods	0.7
Electric	0.6
Electronic Equipment, Instruments & Components	0.6
Electric Utilities	0.6
Aerospace & Defense	0.5
Diversified Telecommunication Services	0.5
Electrical Equipment	0.5
Food & Staples Retailing	0.5
Personal Products	0.5
Professional Services	0.5
Communications Equipment	0.4
Auto Components	0.4
Healthcare-Services	0.4
Containers & Packaging	0.4
Auto Manufacturers	0.4
Road & Rail	0.4
Household Products	0.4

Household Durables	0.4%
Commercial Services	0.4
Student Loans	0.4
Air Freight & Logistics	0.3
Trading Companies & Distributors	0.3
Retail	0.3
Airlines	0.3
Tobacco	0.2
Mining	0.2
Multiline Retail	0.2
Internet	0.2
Other	0.2
Real Estate Management & Development	0.2
Wireless Telecommunication Services	0.2
Energy Equipment & Services	0.2
Municipal Bonds	0.2
Commercial Services & Supplies	0.2
Auto Parts & Equipment	0.1
Healthcare-Products	0.1
Agriculture	0.1
Advertising	0.1
Leisure Time	0.1
Real Estate	0.1
Paper & Forest Products	0.1
Thrifts & Mortgage Finance	0.1
Building Materials	0.1
Construction Materials	0.1
Foods	0.1
Lodging	0.1
Gas	0.1
Gas Utilities	0.1
Engineering & Construction	0.1
Packaging & Containers	0.1
Building Products	0.1
Diversified Consumer Services	0.1
Semiconductors	0.1
Health Care Technology	0.1
Transportation	0.1
Environmental Control	0.1
Miscellaneous Manufacturing	0.1
Toys/Games/Hobbies	0.1
Iron/Steel	0.1
Machinery-Diversified	0.0	*
Computers	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Construction & Engineering	0.0	*
Consumer Finance	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Electronics	0.0	*
Apparel	0.0	*
Home Builders	0.0	*
Distribution/Wholesale	0.0	*
Trucking & Leasing	0.0	*
Forest Products & Paper	0.0	*
Leisure Products	0.0	*
Water Utilities	0.0	*
Water	0.0	*
Equipment	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Investment Companies	0.0	*%
Credit Cards	0.0	*
Oil & Gas Services	0.0	*
Consumer Loans	0.0	*
Home Furnishings	0.0	*
Metal Fabricate/Hardware	0.0	*
Hand/Machine Tools	0.0	*

Office/Business Equipment	0.0 *%

107.5
Liabilities in excess of other assets	(7.5)

100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$3,376,225	*	Due from/to broker-variation margin swaps	$1,673,912	*
Equity contracts	Due from/to broker-variation margin futures	18,538,450	*	Due from/to broker-variation margin futures	173,289	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,258,521		Unrealized depreciation on OTC forward foreign currency exchange contracts	442,661
Interest rate contracts	Due from/to broker-variation margin futures	6,838,852	*	Due from/to broker-variation margin futures	2,890,471	*

		$30,012,048			$5,180,333

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$22,380,588
Equity contracts	203,868,692	—	—
Foreign exchange contracts	—	(5,680,671)	—
Interest rate contracts	(17,929,377)	—	26,801

Total	$185,939,315	$(5,680,671)	$22,407,389

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(13,300,963)
Equity contracts	(550,229)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$(424,662)	$—
Interest rate contracts	8,348,563	—	—

Total	$7,798,334	$(424,662)	$(13,300,963)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)
$2,154,519,447	$514,934,076	$120,142,460

Forward Foreign Currency Exchange Contracts—Sold(2)	Interest Rate Swap Agreements(1)	Credit Default Swap Agreements— Buy Protection(1)
$18,791,412	$515,221	$270,000

	Credit Default Swap Agreements— Sell Protection(1)
	$1,025,855,600

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$926,350,375	$(926,350,375)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$80,858	$(9,781)	$71,077	$—	$71,077
Barclays Bank PLC	1,648	—	1,648	—	1,648
BNP Paribas S.A.	—	(1,181)	(1,181)	—	(1,181)
Canadian Imperial Bank of Commerce	161,501	—	161,501	—	161,501
Citibank, N.A.	20,876	(13,826)	7,050	—	7,050
Deutsche Bank AG	428,980	(19,247)	409,733	(260,000)	149,733
Goldman Sachs International	73,649	(5,543)	68,106	—	68,106

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
HSBC Bank USA, N.A.	$21,662	$(4,296)	$17,366	$—	$17,366
Morgan Stanley & Co. International PLC	73,220	(380,401)	(307,181)	80,524	(226,657)
RBC Capital Markets	21,622	(6,232)	15,390	—	15,390
State Street Bank and Trust Co.	257,583	—	257,583	—	257,583
UBS AG	116,922	(2,154)	114,768	—	114,768

	$1,258,521	$(442,661)	$815,860	$(179,476)	$636,384

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $926,350,375:
Unaffiliated investments (cost $14,019,166,951)	$16,968,873,387
Affiliated investments (cost $4,230,634,172)	4,230,622,132
Foreign currency, at value (cost $12,877,775)	12,975,991
Receivable for investments sold	254,926,086
Dividends and interest receivable	49,645,585
Tax reclaim receivable	15,288,306
Due from broker-variation margin futures	1,695,413
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,258,521
Due from broker-variation margin swaps	893,018
Receivable from affiliate	42,205
Receivable for Portfolio shares sold	17,469
Prepaid expenses and other assets	1,827,703

Total Assets	21,538,065,816

LIABILITIES
Payable to broker for collateral for securities on loan	950,177,642
Payable for investments purchased	858,580,058
Payable for Portfolio shares purchased	6,355,730
Management fee payable	4,135,723
Payable to affiliate	3,788,222
Distribution fee payable	541,318
Accrued expenses and other liabilities	469,975
Unrealized depreciation on OTC forward foreign currency exchange contracts	442,661
Foreign capital gains tax liability accrued	262,767
Trustees’ fees payable	8,179
Affiliated transfer agent fee payable	451

Total Liabilities	1,824,762,726

NET ASSETS	$19,713,303,090

Net assets were comprised of:
Partners’ Equity	$19,713,303,090

Net asset value and redemption price per share, $19,713,303,090 / 465,065,083 outstanding shares of beneficial interest	$42.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $136,774 foreign withholding tax)	$141,702,536
Unaffiliated dividend income (net of $7,808,167 foreign withholding tax, of which $1,287,541 is reimbursable by an affiliate)	138,554,920
Affiliated dividend income	3,305,693
Income from securities lending, net (including affiliated income of $512,058)	1,010,316

Total income	284,573,465

EXPENSES
Management fee	99,342,068
Distribution fee	40,525,822
Custodian and accounting fees	1,076,237
Trustees’ fees	215,960
Legal fees and expenses	96,336
Audit fee	77,500
Shareholders’ reports	20,860
Transfer agent’s fees and expenses (including affiliated expense of $3,040)	7,423
Miscellaneous	273,658

Total expenses	141,635,864
Less: Fee waiver and/or expense reimbursement	(1,637,243)

Net expenses	139,998,621

NET INVESTMENT INCOME (LOSS)	144,574,844

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(302,020)) (net of foreign capital gains taxes $(253,513))	1,747,602,664
Futures transactions	185,939,315
Forward currency contract transactions	(5,680,671)
Swap agreements transactions	22,407,389
Foreign currency transactions	(3,250,580)

1,947,018,117

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $59,495) (net of change in foreign capital gains taxes $318,399)	(196,344,226)
Futures	7,798,334
Forward currency contracts	(424,662)
Swap agreements	(13,300,963)
Foreign currencies	(335,745)

(202,607,262)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,744,410,855

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,888,985,699

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$ 144,574,844	$ 180,956,120
Net realized gain (loss) on investment and foreign currency transactions	1,947,018,117	698,545,009
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(202,607,262)	470,861,302

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,888,985,699	1,350,362,431

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [844,623 and 157,585,318 shares, respectively]	33,323,710	4,576,989,052
Portfolio shares issued in merger [112,509,601 and 0 shares, respectively]	4,657,897,485	—
Portfolio shares purchased [48,670,737 and 203,261,852 shares, respectively]	(1,965,294,432)	(5,775,335,302)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	2,725,926,763	(1,198,346,250)

TOTAL INCREASE (DECREASE)	4,614,912,462	152,016,181
NET ASSETS:
Beginning of year	15,098,390,628	14,946,374,447

End of year	$19,713,303,090	$15,098,390,628

SEE NOTES TO FINANCIAL STATEMENTS.

A209

Financial Highlights

AST BlackRock/Loomis Sayles Bond Portfolio

	Year Ended December 31,
	2021	2020		2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.89	$14.80		$13.55		$13.64		$13.07

Income (Loss) From Investment Operations:
Net investment income (loss)	0.25	0.31		0.40		0.38		0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.43)	0.78		0.85		(0.47)		0.23

Total from investment operations	(0.18)	1.09		1.25		(0.09)		0.57

Capital Contributions	—	—		—	(b)(c)(d)	—	(c)(d)	—

Net Asset Value, end of year	$15.71	$15.89		$14.80		$13.55		$13.64

Total Return(e)	(1.13)%	7.36%		9.23	%(f)	(0.66	)%(f)	4.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,985	$3,933		$3,883		$3,518		$3,789
Average net assets (in millions)	$3,516	$3,673		$3,840		$3,671		$3,754
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.69%	0.70	%(h)	0.73	%(h)	0.76	%(h)	0.80	%(h)
Expenses before waivers and/or expense reimbursement	0.73%	0.74	%(h)	0.77	%(h)	0.80	%(h)	0.84	%(h)
Net investment income (loss)	1.59%	2.00%		2.78%		2.83%		2.52%
Portfolio turnover rate(i)	671%	456%		372%		319%		350%

AST BlackRock Low Duration Bond Portfolio
	Year Ended December 31,
	2021	2020		2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.61	$11.32		$10.82		$10.74		$10.56

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	0.16		0.24		0.22		0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.16)	0.13		0.26		(0.14)		—

Total from investment operations	(0.07)	0.29		0.50		0.08		0.18

Capital Contributions	—	—		—	(b)(d)	—	(c)(d)	—

Net Asset Value, end of year	$11.54	$11.61		$11.32		$10.82		$10.74

Total Return(e)	(0.60)%	2.56%		4.62	%(f)	0.74	%(f)	1.70%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$532	$550		$516		$635		$638
Average net assets (in millions)	$552	$508		$521		$659		$641
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.72%	0.74%		0.72%		0.74	%(j)	0.72%
Expenses before waivers and/or expense reimbursement	0.78%	0.80%		0.78%		0.80	%(j)	0.78%
Net investment income (loss)	0.79%	1.44%		2.16%		2.08%		1.70%
Portfolio turnover rate(i)	137%	145%		192%		201%		306%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)

Total return for the year includes the impact of the capital contribution, which was not material to the total return. (g) Does not include expenses of the underlying funds in which the Portfolio invests.

(h)	Includes interest expense on short sales and reverse repurchase agreements of 0.00%, 0.03%, 0.06% and 0.11% for the years ended December 31, 2020, 2019, 2018, and 2017, respectively.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	Includes interest expense on reverse repurchase agreements of 0.02% for the year ended December 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

B1

Financial Highlights

AST MFS Growth Allocation Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$19.14	$17.42	$14.19		$15.47		$13.28

Income (Loss) From Investment Operations:
Net investment income (loss)	0.14	0.14	0.24		0.22		0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.70	1.58	2.99		(1.50)		2.02

Total from investment operations	2.84	1.72	3.23		(1.28)		2.19

Capital Contributions.	—	—	—	(b)(c)(d)	—	(c)(d)	—

Net Asset Value, end of year.	$21.98	$19.14	$17.42		$14.19		$15.47

Total Return(e)	14.84%	9.87%	22.76	%(f)	(8.27	)%(f)	16.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,249	$1,166	$985		$697		$871
Average net assets (in millions)	$1,222	$950	$859		$854		$812
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.94%	0.97%	0.97%		0.96%		0.97%
Expenses before waivers and/or expense reimbursement	0.94%	0.98%	0.98%		0.97%		0.98%
Net investment income (loss)	0.70%	0.86%	1.52%		1.45%		1.19%
Portfolio turnover rate(h)	55%	96%	123%		54%		58%

AST T. Rowe Price Asset Allocation Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$37.71	$33.51	$27.73		$29.29		$25.38

Income (Loss) From Investment Operations:
Net investment income (loss)	0.36	0.44	0.60		0.55		0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.32	3.76	5.18		(2.11)		3.46

Total from investment operations	4.68	4.20	5.78		(1.56)		3.91

Capital Contributions	—	—	—	(b)(c)(d)	—	(c)(d)	—

Net Asset Value, end of year	$42.39	$37.71	$33.51		$27.73		$29.29

Total Return(e)	12.41%	12.53%	20.84	%(f)	(5.33	)%(f)	15.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$19,713	$15,098	$14,946		$12,971		$15,569
Average net assets (in millions)	$16,210	$13,597	$14,407		$14,949		$15,030
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.86%	0.88%	0.88%		0.87%		0.88%
Expenses before waivers and/or expense reimbursement	0.87%	0.89%	0.89%		0.88%		0.89%
Net investment income (loss)	0.89%	1.33%	1.94%		1.86%		1.64%
Portfolio turnover rate(h)	189%	169%	72%		61%		66%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B2

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2021 consisted of 71 separate portfolios. The information presented in these financial statements pertains only to the 4 Portfolios listed below together with their investment objective(s) (each a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Investment Objective(s)	Subadviser(s)
AST BlackRock/Loomis Sayles Bond Portfolio (“BlackRock/Loomis Sayles Bond”)	Maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited; Loomis, Sayles & Company, L.P.

AST BlackRock Low Duration Bond Portfolio (“BlackRock Low Duration Bond”)	Maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.; (effective April 27, 2020) BlackRock International Limited; BlackRock (Singapore) Limited
AST MFS Growth Allocation Portfolio (“MFS Growth Allocation”)	Total return.	Massachusetts Financial Services Company (“MFS”)

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM

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Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which

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generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward

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exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating Rate Notes Issued in Conjunction with Securities Held: Certain Portfolios invested in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation. Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as

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funded leverage by including the fixed rate bond in its Schedule of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from the registration requirements of the Securities Act of 1933 under Rule 144A.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions. The cash amounts pledged for futures contracts are considered restricted cash and are included in “Due from broker-variation margin futures” in the Statement of Assets and Liabilities.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Borrowed Bond Agreements: Certain Portfolios enter into borrowed bond agreements. In a borrowed bond agreement, the Portfolio borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Portfolio at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Portfolio may also experience delays in gaining access to the collateral.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Due from broker-variation margin swaps”, “Cash segregated for counterparty – OTC” and “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by

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receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Bank Loans: Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios

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generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Short Sales: Certain Portfolios sold a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Reverse Repurchase Agreements: The Portfolio enters reverse repurchase agreements with qualified third-party broker-dealers in which the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Portfolio receives securities and/or cash as collateral with a market value in-excess of the repurchase price to be paid by the Portfolio upon the maturity of the transaction. During the term of the agreement, the Portfolio continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Due to the short-term nature of reverse repurchase agreements, face value approximates fair value. Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities. Interest payments made by the Portfolio to the counterparties are recorded as a component of interest expense in the Statement of Operations.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange

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contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: Certain Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each

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borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Master Limited Partnerships (MLPs): Certain Portfolios invested in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Private Investment in Public Equity (PIPE): The Portfolio may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common equity. Shares in PIPEs generally are not registered with the SEC until after a certain time-period from the date the private sale is completed (“Restricted Period”), which can last for several months. Until the public registration process is completed, PIPEs are restricted as to resale and the Portfolio cannot freely trade the securities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

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Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in Note 1 above as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
BlackRock/Loomis Sayles Bond	0.4825% first $300 million;	0.42%
	0.4725% on next $ 200 million;
	0.4625% on next $ 250 million;
	0.4525% on next $2.5 billion;
	0.4425% on next $ 2.75 billion;
	0.4125% on next $ 4 billion;
	0.3925% in excess of $ 10 billion
BlackRock Low Duration Bond	0.4825% first $300 million;	0.42%
	0.4725% on next $ 200 million;
	0.4625% on next $ 250 million;
	0.4525% on next $2.5 billion;
	0.4425% on next $ 2.75 billion;
	0.4125% on next $ 4 billion;
	0.3925% in excess of $10 billion
MFS Growth Allocation	0.6825% first $300 million;	0.66%
	0.6725% on next $ 200 million;
	0.6625% on next $ 250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $ 750 million;
	0.6225% on next $ 2 billion;
	0.5925% on next $ 4 billion;
	0.5725% in excess of $10 billion

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Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
T. Rowe Price Asset Allocation	0.6825% first $300 million;	0.60%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% on next $2.5 billion;
	0.5725% on next $2.5 billion;
	0.5525% on next $5 billion;
	0.5325% in excess of $20 billion

Portfolio	Fee Waivers and/or Expense Limitations
BlackRock/Loomis Sayles Bond	contractually waive 0.035%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 0.69%
through June 30, 2023
BlackRock Low Duration Bond	contractually waive 0.057%
through June 30, 2022;
effective June 5, 2021,
contractually limit expenses to 0.72%
through June 30, 2023
MFS Growth Allocation	contractually waive 0.0045%
through June 30, 2022
T. Rowe Price Asset Allocation	contractually waive 0.0101%
through June 30, 2023;
effective October 16, 2021,
contractually limit expenses to 0.92%
through June 30, 2023

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2021, there were no brokerage commission recaptured under these agreements.

AST Investment Services, Inc., PAD, PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2021, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
BlackRock/Loomis Sayles Bond	$947,172	$2,513,729	$(161,491)
MFS Growth Allocation	437,738	171,275	41,150
T. Rowe Price Asset Allocation	—	946,432	299,941

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2021 Payments
BlackRock/Loomis Sayles Bond	$ 69,504

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Portfolio	2021 Payments
BlackRock Low Duration Bond	$ 2,230
MFS Growth Allocation	85,839
T. Rowe Price Asset Allocation	1,287,541

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2021 Payments
MFS Growth Allocation	$ 32,528
T. Rowe Price Asset Allocation	805,696

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, securities sold short, in-kind transactions and U.S. Government securities) for the year ended December 31, 2021, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
BlackRock/Loomis Sayles Bond	$28,367,502,666	$28,507,888,803
BlackRock Low Duration Bond	211,612,210	257,233,379
MFS Growth Allocation	562,746,057	617,326,907
T. Rowe Price Asset Allocation	24,856,604,210	26,787,797,827

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2021, is presented as follows:

BlackRock/Loomis Sayles Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$191,430,861	$2,040,679,254	$1,765,660,512	$—	$—	$466,449,603	466,449,603	$525,849

PGIM Institutional Money Market Fund(1)(b)(wa)
307,668,711	901,961,612	1,080,996,544	38,207	(92,950)	128,579,036	128,669,104	133,631	(2)

$499,099,572	$2,942,640,866	$2,846,657,056	$38,207	$(92,950)	$595,028,639		$659,480

BlackRock Low Duration Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$21,848,065	$352,199,665	$362,258,371	$—	$—	$11,789,359	11,789,359	$13,824

PGIM Institutional Money Market Fund(1)(b)(wa)
37,882,625	461,505,935	483,469,269	1,419	(16,468)	15,904,242	15,915,382	30,112	(2)

$59,730,690	$813,705,600	$845,727,640	$1,419	$(16,468)	$27,693,601		$43,936

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MFS Growth Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$151,685,281	$189,114,588	$188,048,017	$—	$—	$152,751,852	152,751,852	$205,954

PGIM Institutional Money Market Fund(1)(b)(wa)
44,191,342	279,265,684	275,290,226	1,752	(16,577)	48,151,975	48,185,705	32,601	(2)

$195,876,623	$468,380,272	$463,338,243	$1,752	$(16,577)	$200,903,827		$238,555

T. Rowe Price Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$2,167,670,452	$7,301,098,462	$6,188,374,661	$—	$—	$3,280,394,253	3,280,394,253	$3,305,693

PGIM Institutional Money Market Fund(1)(b)(wa)
653,242,518	4,393,526,619	4,096,298,733	59,495	(302,020)	950,227,879	950,893,504	512,058	(2)

$2,820,912,970	$11,694,625,081	$10,284,673,394	$59,495	$(302,020)	$4,230,622,132		$3,817,751

(1)     The Fund did not have any capital gain distributions during the reporting period.

(2)     The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

(b)     Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2021 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

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	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Portfolios did not utilize the SCA during the year ended December 31, 2021.

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2021, all Portfolios offer only a single share class to investors.

As of December 31, 2021, substantially all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
BlackRock/Loomis Sayles Bond	189,987,162	99.9%
BlackRock Low Duration Bond	46,097,181	99.9%
MFS Growth Allocation	56,834,165	100.0%
T. Rowe Price Asset Allocation	465,033,860	99.9%

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
BlackRock/Loomis Sayles Bond	3	98.4%
BlackRock Low Duration Bond	3	99.9
MFS Growth Allocation	3	100.0
T. Rowe Price Asset Allocation	3	99.9

9. Purchases & Redemption In-kind

On January 27, 2021, the Board approved changes to AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”), AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”), AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”), and AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”) (the “Portfolios”) that were contingent on shareholder approval of the amended Management Agreement and Shareholder Services and Distribution Plan. In addition to the amended Management Agreements and Shareholder Services and Distribution Plan, the Board approved changing the Portfolios’ principal investment strategies from a fund-of-funds structure that primarily invests portfolio assets in Underlying Funds (the “Underlying Funds”) to a structure that primarily relies on direct investments to achieve the Portfolios’ investment objectives. The implementation of the new principal investment strategy in these Portfolios was done by utilizing a redemption in-kind from the Underlying Funds Portfolios.

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As of the close of business on July 9, 2021, the Underlying Funds settled the redemption of the fund shares by delivering portfolio securities and other assets. The following table is a summary of the value of such securities and other assets that were transferred in-kind to the Portfolios:

Underlying Portfolio Name	Academic Strategies	Balanced Asset Allocation	Capital Growth Asset Allocation	Preservation Asset Allocation	Total Redemption In-Kind Value
BlackRock / Loomis Sayles Bond	$32,680,613	$304,273,562	$220,131,552	$302,637,300	$859,723,027

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

10. Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Asset Allocation Risk: The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later

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stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income

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securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Focus Risk: The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Investment Risk: Investments in foreign securities generally involve more risk than investments in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On March 5, 2021, the ICE Benchmark Administration (“IBA”), the administrator of LIBOR, announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. While the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, may consult on the issue of requiring the IBA to produce certain LIBOR tenors on a synthetic basis, it has announced that all 35 LIBOR settings will either cease to be provided by any administrator or will no longer be representative as of the dates published by the IBA. The Board of Governors of the Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Portfolio. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Portfolio as well as loan facilities used by a Portfolio. As such, the potential impact of a transition away from LIBOR on a Portfolio or the

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financial instruments in which a Portfolio invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Allocation Risk: The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Market Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Real Asset Risk: Investments in real asset industries and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio’s investments in real asset industries and commodities may lose value as a result of adverse changes in, among other things, exploration and production spending, tax laws and government regulations, natural forces, global economic cycles, and international politics.

Real Estate Risk: Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Redemption Risk: A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell

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portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities Exchange Commission, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Restricted Securities Risk: The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.

Short Sale Risk: A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Sovereign Debt Securities Risk: Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.

U.S. Government Securities Risk: U.S. Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the U.S. Government, and may not be backed by the full faith and credit of the U.S. Government.

11. Reorganization

On March 10, 2021, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Fidelity Institutional AM® Quantitative Portfolio (“Fidelity Institutional AM® Quantitative”) (the “Merged Portfolio”) for shares of T. Rowe Price Asset Allocation (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio by the Acquiring Portfolio. Shareholders approved the Plan at a meeting on September 9, 2021 and the reorganization took place at the close of business on October 15, 2021.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
Fidelity Institutional AM® Quantitative	$4,361,945,981	$3,815,892,782

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on October 15, 2021:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Fidelity Institutional AM® Quantitative	238,083,913	T. Rowe Price Asset Allocation	112,509,601	$4,657,897,485

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to

C20

reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation on Investments	Acquiring Portfolio	Net Assets
Fidelity Institutional AM® Quantitative	$4,657,897,485	$546,053,199	T. Rowe Price Asset Allocation	$15,132,174,737

Assuming the acquisition had been completed on January 1, 2021, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2021 would have been as follows:

Acquiring Portfolio	Net investment income (loss) (a)	Net realized and unrealized gain (loss) on investments (b)	Net increase (decrease) in net assets resulting from operations
T. Rowe Price Asset Allocation	$179,975,903	$2,146,974,620	$2,326,950,523

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: Fidelity Institutional AM® Quantitative $35,401,059.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: Fidelity Institutional AM® Quantitative $402,563,765.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since October 15, 2021.

12. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Portfolios.

13. Subsequent Event

On September 20-22, 2021, the Board approved the reorganization (the “Reorganization”) of BlackRock Low Duration Bond, BlackRock/Loomis Sayles Bond and Prudential Core Bond (the “Target Portfolios”) into Western Asset Core Plus Bond (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the Reorganization at a meeting on January 5, 2022 and the Reorganization took place at the close of business on February 11, 2022. Upon completion of the Reorganization, the Acquiring Portfolio’s name was changed to the AST Core Fixed Income Portfolio.

C21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST BlackRock/Loomis Sayles Bond Portfolio, AST BlackRock Low Duration Bond Portfolio, AST MFS Growth Allocation Portfolio and AST T. Rowe Price Asset Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST BlackRock/Loomis Sayles Bond Portfolio, AST BlackRock Low Duration Bond Portfolio, AST MFS Growth Allocation Portfolio and AST T. Rowe Price Asset Allocation Portfolio (four of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of the financial highlights for each of the two years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 90	Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 - 2021).	Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 90	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman &CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President &CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 90	Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 90	Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield &Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P.Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns &Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns &Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 90	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); Formerly Non-Executive Director of Clyde &Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.	Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 90	Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

E1

Independent Trustees
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 90	Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; Formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 1965 Number of Portfolios Overseen: 90	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment &Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary	Chief Legal Officer,Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown &Wood LLP (1999-2004).	Since December 2005
Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since March 2021
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly,Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

E2

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

              The Prudential Insurance Company of America

              751 Broad Street

              Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2022 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-ZC

Advanced Series Trust

ANNUAL REPORT	December 31, 2021

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Academic Strategies Asset Allocation Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Franklin 85/15 Diversified Allocation Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Tactical Preservation Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2021

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST Academic Strategies Asset Allocation Portfolio	A3
	AST Capital Growth Asset Allocation Portfolio	A78
	AST ClearBridge Dividend Growth Portfolio	A149
	AST Franklin 85/15 Diversified Allocation Portfolio	A153
	AST J.P. Morgan Global Thematic Portfolio	A164
	AST J.P. Morgan Tactical Preservation Portfolio	A203
	AST T. Rowe Price Growth Opportunities Portfolio	A250

Section B	Financial Highlights
Section C	Notes to Financial Statements
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2021

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin President,
Advanced Series Trust	January 31, 2022

Market Overview — unaudited	Annual Report	December 31, 2021

Equity Market Overview

Stock markets throughout the world rallied in 2021 in reaction to massive ongoing economic stimulus packages, the re-opening of economies following COVID-19 pandemic lockdowns, rollouts of COVID-19 vaccines, record corporate profits, upbeat employment data, and strong consumer demand. However, supply-chain bottlenecks, concerns about rising inflation, and the emergence of COVID-19 variants led to occasional volatility. While developed markets shined, emerging markets faltered due largely to the poor performance of Chinese stocks and prospects of rising interest rates in the US and elsewhere.

Stocks delivered double-digit returns

For the year, the large-cap S&P 500 Index gained 28.70%, the broad-based Russell 3000 Index rose 25.66%, and the tech-heavy Nasdaq Composite Index returned 21.39%. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, returned 7.82%. By comparison, fixed income securities, as measured by the Bloomberg US Aggregate Bond Index, declined 1.54%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

The economy rebounded, inflation spiked

The pace of economic growth in the US picked up sharply during the first half of 2021, spurred by aggressive fiscal stimulus. Real gross domestic product (GDP) growth surged to 6.7% (at an annual rate) in the second quarter, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. S&P 500 Index company profits rose significantly during the year. In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, spiked 7% from its level 12 months earlier, triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep jump in energy prices.

West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of 2021 to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year. Despite the pickup in the economy, the Federal Reserve (the Fed) kept its federal funds rate target near zero throughout the year.

US stocks rose despite headwinds

During the first quarter of 2021, US stock prices posted steep gains in anticipation that economic stimulus, which included a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines would drive growth. Oil prices rose sharply, the energy sector rallied, and GDP accelerated. The stock market continued its ascent through the second and most of the third quarter but suffered a pullback in September as concerns about inflation mounted.

In November, US inflation rose at its fastest pace in nearly 40 years. To help contain it, the Fed began tapering its monthly purchase of bonds. In December, the Fed signaled it would wind down that stimulus program sooner than previously planned and raise interest rates in 2022. Despite these concerns and worries about the Omicron variant of COVID-19, stocks advanced over the final quarter as investors turned their attention to robust corporate earnings and other positive economic data.

S&P 500 Index: leaders and laggards

In 2021, the top-performing sector in the S&P 500 Index was energy, rising 54.64% on a rebound in oil prices. Next in line were real estate (+46.19%), financials (+35.04%), information technology (+34.53%), materials (+27.28%), health care (+26.13%), consumer discretionary (+24.43%), communication services (+21.57%), and industrials (+21.12%). The “defensive” consumer staples and utilities sectors rose 18.63% and 17.67%, respectively.

Growth performed in line with value, large-cap stocks topped small-cap stocks

Over the year, the Russell 3000 Growth Index returned 25.85%, slightly edging out the Russell 3000 Value Index, which rose 25.37%. The large-cap Russell 1000 Index returned 26.45%, the Russell Midcap Index gained 22.58%, and the small-cap Russell 2000 Index trailed with a return of 14.82%.

International developed market stocks also advanced

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 11.26% during the year. The MSCI UK Index returned 18.50%, and the MSCI Europe Index returned 16.30%, buoyed by government stimulus. The MSCI Japan Index returned 1.71%. Japanese stocks were pressured by supply-chain and COVID-19-related challenges.

Emerging market stocks fell

The MSCI Emerging Markets Index declined 2.54% in 2021. Investor concerns about a slowdown in China’s economy, a plunge in Chinese technology stock prices in response to a government regulatory crackdown, and worries about a stronger US dollar triggered the sell-off. The MSCI China Index dropped 21.72% while the Latin America component of the MSCI Emerging Markets Index fell 8.09% over the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2021

Fixed Income Market Overview

Government bond markets dropped modestly in 2021 as investors grew increasingly concerned about rising inflation and the prospect of interest rate hikes. Treasury Inflation-Protected Securities (TIPS) and high yield corporate bonds, however, delivered positive returns.

The global investment-grade bond market, as measured by the Bloomberg Global Aggregate Bond (USD Hedged) Index, fell 1.40% for the year, slightly outperforming the 1.54% decline of the US investment-grade bond market, as measured by the Bloomberg US Aggregate Bond Index. TIPS, issued by the US government and indexed to inflation, rose 5.96%. High yield bonds (i.e., debt rated below investment grade) outperformed their investment-grade counterparts with a gain of 5.28%, as measured by the ICE BofA US High Yield Index. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, dropped 1.80%. (All returns cited are in US dollars unless stated otherwise.)

Aggressive stimulus spurred growth, higher inflation

With unemployment falling and corporate profits rising, the US economy continued to rebound in 2021, despite higher inflation, surging energy prices, and the ongoing COVID-19 pandemic. West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of the year to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year.

Bond markets wobbled on fears of inflation, rate hikes

Early in 2021, expectations of aggressive US fiscal stimulus, including a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines raised fears that the economy could heat up and lead to higher inflation and interest rate hikes.

These concerns triggered a steep pullback in investment-grade bond prices while their yields, which move in the opposite direction to prices, rose. In the first quarter of 2021, US Treasuries suffered their second-worst quarterly performance in more than 40 years. Investors’ concerns also rippled through many international bond markets. Although US investment-grade bond returns fell over the first quarter, high yield corporate bonds posted positive total returns.

Real gross domestic product growth surged to 6.7% (at an annual rate) in the second quarter of 2021, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. Yields on long-term US Treasuries dropped modestly during the second quarter but rose notably late in the third quarter as concerns about inflation escalated.

In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, jumped 7% above its level 12 months earlier. The increase was triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep leap in energy prices. In response, the Federal Reserve signaled it would wind down its monthly purchase of bonds, a program that began at the start of the pandemic to stimulate the economy, sooner than previously planned and raise interest rates in 2022. The inflation fears bolstered demand for TIPS, which returned 2.36% over the fourth quarter, surpassing other fixed income assets.

The yield on the 10-year US Treasury note closed 2021 at 1.51%, up from 0.92% at the beginning of the year. For the year, US Treasuries fell 2.32%, investment-grade US credits declined 1.04%, mortgage-backed (agency) securities dropped 1.04%, and the Bloomberg Municipal Bond Index rose 1.52%. (Returns of US investment-grade bonds are based on Bloomberg bond indexes unless stated otherwise.)

High yield bonds outperformed

US high yield bonds, with the 5.28% gain for 2021 noted above, benefited from the rebound in the US economy, stronger-than-expected corporate earnings, fiscal stimulus, and investors’ search for enhanced yields in the low-interest-rate environment. Fundamentals of corporate bond issuers improved as the economy recovered. High yield bond prices are less susceptible to rising interest rates than US Treasuries and other higher-rated debt, although they are more sensitive to the economic outlook and earnings of companies that issue them. The annual interest rate paid on a high yield bond is typically higher than the rate on an investment-grade bond because high yield bonds are riskier.

Emerging market bonds lagged

As mentioned above, emerging market bonds fell 1.80% in 2021. China’s high yield corporate debt market was a particularly poor performer. Turkey and Brazil also lagged as they both contended with inflation and political turmoil.

AST Academic Strategies Asset Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	12.44%	7.06%	6.40%
Blended Index	12.73	8.30	6.87
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Academic Strategies Asset Allocation Portfolio returned 12.44%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Despite economic constraints brought on by the COVID-19 global pandemic, investment market returns were largely positive in calendar-year 2021 (the reporting period). Generally, equities and real assets outperformed bonds by significant margins. For the period, US equities, as measured by the Russell 3000 Index, rose 25.66%; international equities, as measured by the MSCI EAFE Index, returned 11.78%; commodities, as measured by the Dow Jones Commodity Index, returned 27.11%; and real estate investment trusts (REITs), as measured by the Wilshire US REIT Index, returned 46.16%. Conversely, bonds, as measured by the Bloomberg US Aggregate Bond Index, fell -1.54% over the period.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio returned 12.44% during the reporting period, underperforming its blended benchmark index. The Portfolio’s strategic allocation detracted materially from performance during the period as tilts toward global infrastructure and global real estate, as well as value and small-cap investments in the first half of the period, had a negative impact.

Tactical asset allocation added significant value to the Portfolio’s performance during the period, driven by an overweight to global equities as US and global markets posted large absolute returns while US bond markets were negative. In the second half of the period, a tactical overweight to REITs added value, with REITs posting strong gains relative to the blended benchmark. A tactical overweight to commodities, along with an off-benchmark position in natural resource stocks, added value as these market segments posted sizeable gains for the period. Positioning across the fixed income space added significant value as the Portfolio tilted toward three major themes—inflation protection, short duration, and credit—all of which outperformed the Bloomberg US Aggregate Bond Index. Specifically, off-benchmark exposure to high yield added value, as did exposure to short-term credit. Within the overlay, exposure to exchange-traded funds in the energy and financials sectors added value. Within equities, a tilt toward US small-cap stocks detracted from the Portfolio’s performance. Tilts between growth and value stocks slightly detracted as the performance differential between the two styles oscillated throughout the period. An off-benchmark position in emerging market equities also detracted from the Portfolio’s performance. Similarly, within fixed income, an allocation to emerging market debt detracted. Cash exposure dragged on the Portfolio’s performance throughout the period.

The Portfolio’s subadvisors added value over the period on a gross-of-fee basis. The bulk of the performance gains were due to the Portfolio’s equity managers. The PGIM Quantitative Solutions US Equity Alpha sleeve and the PGIM Quantitative Solutions Diversified Large Cap Core sleeve benefited from strong performance of the value factor over the period, as did the Hotchkis and Wiley sleeve in the large-cap value segment of the Portfolio. Within international holdings segment, both the Jennison and MFS sleeves outperformed the MSCI EAFE benchmark, adding meaningfully to Portfolio performance. Also in the international segment, the AST Emerging Markets Equity sleeve added value, outperforming the MSCI Emerging Markets Index.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Academic Strategies Asset Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Within the fixed income segment, the AST High Yield sleeve added value, outperforming its high yield benchmark early in the period. Within the alternative investment segment, PGIM Quantitative Solutions Market Participation Strategy added meaningfully to Portfolio performance, outperforming its cash benchmark by a wide margin. Notable detractors over the period were the Jennison Rising Dividend, AST Jennison Large Cap Growth, MFS Large Cap Value, AST Goldman Sachs Small Cap Value, PGIM Quantitative Solutions Commodity, and Western Asset Macro Opportunities sleeves. The Portfolio no longer holds a position in the PGIM Quantitative Solutions US Equity Alpha sleeve.

Several of the Portfolio’s subadvisors used derivatives to efficiently gain certain market exposures and provide liquidity to shareholders. In general, bond sleeves use derivatives such as interest rate swaps, futures, options, and swaptions (i.e., options on interest rate swaps) to gain interest rate and inflation exposures to various countries quickly and efficiently. Alternative strategy sleeves use derivatives to produce uncorrelated sources of market exposure, such as using currency forwards or futures contracts to replicate the exposures of a universe of hedge funds, or as half of an arbitrage position to hedge another position in a sleeve. However, the use of derivatives did not have a material impact on Portfolio performance during the period.

On July 12, 2021, the portfolio’s blended benchmark changed.

The prior blended benchmark was Russell 3000 Index (20%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (20%), Bloomberg US Aggregate Index (28%), Bloomberg Commodity Index Total Return (8%), ICE BofA Three-Month US Treasury Bill Index (15%) and Wilshire US REIT Total Return Index (9%).

The new blended benchmark is Russell 3000 Index (20%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (20%), Bloomberg US Aggregate Index (20%), Bloomberg Commodity Index Total Return (8%), ICE BofA Three-Month US Treasury Bill Index (15%), Wilshire US REIT Total Return Index (9%), and Bloomberg US Treasury Inflation Protected Notes (TIPS) (8%).

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Academic Strategies Asset Allocation (As of 12/31/2021)
Ten Largest Holdings	Asset Class	% of Net Assets
iShares Core S&P 500 ETF	Exchange-Traded Funds	3.1%
Vanguard Total Bond Market ETF	Exchange-Traded Funds	1.4%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.500%, 01/15/28	U.S. Treasury Obligations	1.3%
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	0.9%
Apple, Inc.	Technology Hardware, Storage & Peripherals	0.8%
Prologis, Inc. REIT	Equity Real Estate Investment Trusts (REITs)	0.8%
Microsoft Corp.	Software	0.8%
AST Emerging Markets Equity Portfolio	Emerging Markets	0.7%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.250%, 01/15/25	U.S. Treasury Obligations	0.7%
U.S. Treasury Inflation Indexed Bonds, TIPS , 0.500%, 04/15/24	U.S. Treasury Obligations	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Capital Growth Asset Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	16.98%	12.39%	11.14%
Blended Index	16.36	13.32	11.88
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Capital Growth Asset Allocation Portfolio returned 16.98%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

During calendar-year 2021 (the reporting period), global economies continued to recover from the effects of the COVID-19 pandemic, aided by fiscal and monetary support as well as effective COVID-19 vaccines and treatments. Growth was particularly strong during the first half of the period but leveled off in the second half amid concerns about the emergence and spread of the Delta and Omicron variants of COVID-19. For the full period, the Bloomberg US Aggregate Bond Index declined -1.54%, while US stocks delivered double-digit gains, with the broad-based S&P 500 Index returning 28.70%. Growth and value stocks both rose, with growth performing only marginally better than value for the period. US markets outperformed international markets by a wide margin during the period.

What strategies or holdings affected the Portfolio’s performance?*

Tactical asset allocation added value during the period. The largest contributor to the Portfolio’s relative performance was an overweight to domestic equities, as the Russell 3000 Index significantly outperformed the Bloomberg US Aggregate Bond Index. A general overweight to US small-cap stocks and an off-benchmark position in natural resources stocks detracted from performance, as both categories underperformed the Russell 3000 Index during the period. An off-benchmark position in emerging market equities also detracted from performance, with the MSCI Emerging Markets Index falling -2.54% for the period, while the MSCI EAFE Index rose 11.26% (both returns in US-dollar terms). The Russell 3000 Growth Index outperformed the Russell 3000 Value Index by only about 0.3%. However, the relative performance between growth and value stocks was quite volatile throughout the period. Overall, growth and value positioning detracted from the Portfolio’s relative performance.

Within the fixed income portion of the Portfolio, the overall contribution for the period was flat. Positive value came from an off-benchmark high yield bond exposure, which outperformed the Bloomberg US Aggregate Bond Index by 6.8% during the period. In addition, cash positions generated modest but positive performance as bonds fell. However, US Treasury exposure within the Portfolio’s overlays and off-benchmark exposure in emerging market bonds detracted from the Portfolio’s relative returns.

The gross, benchmark-relative performance of the Portfolio’s underlying funds was positive for the period. The AST High Yield Bond Portfolio added value, as fixed income risk assets were rewarded. The large-cap growth portion of the Portfolio detracted from performance, as it underperformed the Russell 1000 Growth Index. The AST Jennison Large Cap Growth Portfolio was the largest underperformer. While an off-benchmark position in emerging market stocks detracted from performance, the AST Emerging Markets Equity Portfolio trimmed the negative impact as it outperformed the MSCI Emerging Markets Index by more than 150 bps during the period. (One basis point is 0.01%.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Capital Growth Asset Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

The Portfolio’s fund-of-sleeves structure is managed by PGIM Quantitative Solutions with an active overlay sleeve that uses certain derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio as well as provide an avenue for the portfolio manager to express his tactical views. The overlay sleeve outperformed the blended benchmark over the period. Further, the use of other derivatives throughout the Portfolio’s underlying sleeves including interest rate swaps (to help manage duration and yield curve exposure) had a negative impact on sleeve performance during the period. In addition, the use of futures to more efficiently manage interest rate risk contributed to performance during the period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Capital Growth Asset Allocation (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	2.3%
Apple, Inc.	Technology Hardware, Storage & Peripherals	2.2%
Microsoft Corp.	Software	2.1%
SPDR S&P 500 ETF Trust	Exchange-Traded Funds	1.6%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.2%
AST MFS Growth Portfolio	Large/Mid-Cap Growth	1.1%
AST MFS Large-Cap Value Portfolio	Large/Mid-Cap Value	1.0%
AST Jennison Large-Cap Growth Portfolio	Large/Mid-Cap Growth	1.0%
AST T. Rowe Price Large-Cap Growth Portfolio	Large/Mid-Cap Growth	1.0%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST ClearBridge Dividend Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	26.52%	14.38%	12.85%
S&P 500 Index	28.70	18.47	16.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 02/25/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST ClearBridge Dividend Growth Portfolio returned 26.52%. The Portfolio underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Equities delivered robust performance during calendar-year 2021 (the reporting period),helped by the rollout of multiple COVID-19 vaccines, easy monetary policy, and ambitious fiscal spending. The markets were alternately led by cyclical stocks benefiting from the economic recovery—as reopened businesses, greater mobility, and a healthy consumer encouraged spending and production—and high-growth technology stocks benefiting from strong secular digitalization trends as well as a lingering stay-at-home environment. Defensive, non-cyclical sectors trailed.

Continuing aggressive fiscal and monetary policies in the early part of the period helped support consumer demand that, combined with stop-and-start supply-chain recovery as COVID-19 rippled through global regions, raised inflation concerns and led to soaring commodity prices. Amid easing business restrictions and accommodating fiscal and monetary policies, the U.S. economy picked up steam. Business confidence and new jobs numbers increased steadily.

Markets wavered in September after the COVID-19 Delta variant put a pause on recovery plays and higher inflation coincided with more hawkish signals from the Federal Reserve (the Fed). The Fed indicated it would reduce its bond buying as early as November and potentially raise the federal funds rate in late 2022 or 2023. Equities delivered a somewhat flat third quarter of the period as already-challenging labor and supply shortages and broad-based inflationary pressures intensified, weighing on industrials and materials companies. Energy felt crosswinds from a slowing Chinese economy, even while global demand remained strong. Robust corporate earnings in the third quarter of the period, however, suggested companies had largely been able to absorb inflationary pressures, leading to strong gains in October. The emergence of the COVID-19 Omicron variant in late November reintroduced risks of pandemic-related restrictions. The apparent mildness of the Omicron strain and resilient consumer spending in the holiday season allowed equities to end the year on a strong note.

What strategies or holdings affected the Portfolio’s performance?*

Market returns in the reporting period were driven by outsized gains in the cyclical energy and financials sectors. The Portfolio performed well in a strong up market, slightly underperforming the S&P 500 Index. Contributing to returns was ClearBridge’s active emphasis on alternative asset managers such as Blackstone Inc., which continued to execute well on asset gathering and performance and likely will start being incorporated into major global indexes, leading to broader ownership of its shares. Blackstone led outperformance among financials, where the Portfolio was also significantly overweight. The Portfolio’s energy holdings were concentrated in cash-flow-generative pipelines (with the exception of new holding Pioneer Natural Resources Co.) that are less sensitive to commodity price swings and contributed meaningfully to performance.

The largest sector in the S&P 500 Index, information technology, also performed well during the period. The Portfolio also participated meaningfully in this sector. Microsoft Corp. and Apple Inc., the Portfolio’s two largest positions throughout the period, were among the top contributors. Microsoft saw many of its businesses reach a new, higher level of engagement, adoption, and momentum. Apple, meanwhile, saw continued strength in iPhones and devices and increasing growth in its services business. Visa Inc. and Mastercard Inc., the Portfolio’s payments holdings in information technology, saw

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST ClearBridge Dividend Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

some weakness as the pandemic lingered and weighed on travel spending, which accounts for a large part of their business. In consumer discretionary, The Home Depot Inc. enjoyed a strong year and contributed to performance, helped by a resilient consumer, a bustling housing and home renovation market, and the company’s e-commerce strength.

The largest detractor to the Portfolio’s relative performance was stock selection in communication services, roughly half of which came from not owning Alphabet Inc., which does not pay a dividend. The period was also challenging to the Portfolio’s communication services positions. The sector is facing increasing competition in wireless, where aggressive handset promotions have cut into margins, and in broadband, where subscriber growth is being pressured by fixed wireless and tough comparisons to the robust growth at the height of the pandemic. Also, in communication services, The Walt Disney Co. announced lower-than-expected streaming subscriber growth in its Disney+ service, attributable primarily to its content release schedule. The company has been ramping up content spending given strong global response to Disney+, although production capability was temporarily impacted by COVID-19. At the end of the reporting period, ClearBridge still believed Disney was on track to reach the subscriber outlook outlined at its December 2020 analyst presentation, driven by a robust slate of content releases, particularly in the 2022–2024 time period.

During the period, ClearBridge repositioned the Portfolio to navigate the course it sees ahead. ClearBridge increased the Portfolio’s exposure to interest-rate-sensitive banks by adding to existing positions in Bank of America Corp. and US Bancorp, increased its exposure to commodity-sensitive energy producers by adding Pioneer Natural Resources, and reduced its exposure to high-multiple growth stocks by trimming Apple, for example. In the fourth quarter of the period, ClearBridge sought to reduce the beta of the Portfolio. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) As the semiconductor cycle showed signs of peaking, ClearBridge reduced the Portfolio’s exposure through trimming Texas Instruments Inc. and exiting NXP Semiconductors NV. ClearBridge added to more defensive areas of the Portfolio, such as medical device and laboratory supplier Becton Dickinson and Co., telecommunications provider Verizon Communications Inc., and The Coca-Cola Co., a consumer staples holding.

At the end of the period, ClearBridge saw strong economic momentum continuing in 2022 and expected interest rates to rise. After a decade of remarkably low rates, ClearBridge indicated it would not be surprised if this change in direction were accompanied by some fits and starts in the markets. With its emphasis on pricing power, purposeful sector exposure, valuation discipline, and a strong dividend profile, ClearBridge believes that the Portfolio is well-positioned for the year ahead.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

ClearBridge Dividend Growth (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	5.7%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.0%
Raytheon Technologies Corp.	Aerospace & Defense	3.0%
Home Depot, Inc. (The)	Specialty Retail	2.8%
PPG Industries, Inc.	Chemicals	2.8%
Linde PLC (United Kingdom)	Chemicals	2.6%
Apollo Global Management, Inc.	Capital Markets	2.4%
UnitedHealth Group, Inc.	Health Care Providers & Services	2.4%
Enbridge, Inc. (Canada)	Oil, Gas & Consumable Fuels	2.3%
Coca-Cola Co. (The)	Beverages	2.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Franklin 85/15 Diversified Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	20.90%	10.27%	8.22%
Blended Index	16.72	13.31	10.23
S&P 500 Index	28.70	18.47	14.70

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 11/24/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Franklin 85/15 Diversified Allocation Portfolio returned 20.90%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Global equity markets overall rose during the 12-month period that ended December 31, 2021 (the reporting period), as vaccine distribution, improving global growth, and stimulus measures supported strong demand amid tight supply conditions, rising inflation, and a more hawkish tone from global central banks.

Global equity markets overall rose in the first quarter of the period, as investors weighed continued optimism around policy stimulus and economic reopening against concerns about higher bond yields and potential economic overheating. Credit markets influenced stock markets for much of the quarter, with the 10-year US Treasury (UST) note’s yield finishing near its highest level in more than a year amid rising inflation expectations and improving macro-economic prospects. In terms of investment style, global value equities surged and significantly outperformed the slight gain of global growth stocks. The UST yield curve continued to steepen over the quarter, with short-term yields moving lower while their longer-term counterparts pushed significantly higher. The yield on the benchmark 10-year UST note ended the quarter at 1.74%, 83 basis points (bps) higher compared to the prior quarter-end level, while the yield on the 30-year UST note moved higher by 77 bps to 2.41%. (One basis point equals 0.01%.) In comparison, the yield on the 5-year UST note rose 58 bps, ending the quarter at 0.94%, and the yield on the 2-year UST note rose 4 bps to 0.16%.

During the second quarter of the period, global equity markets advanced overall. Progress in vaccination campaigns and business reopenings, along with ongoing monetary and fiscal stimulus, aided continued economic recovery in several parts of the world. Inflation was the dominant market theme during the quarter as supply-chain disruptions and higher commodity prices helped drive up inflation around the globe. Investors weighed signals on whether the inflation jump would be temporary and whether governments and central banks would begin tightening accommodative policies sooner than expected. In terms of investment style, global growth stocks outperformed global value equities. The UST yield curve flattened during the quarter, with longer-term yields moving lower while their shorter-maturity counterparts rose modestly. The yield on the benchmark 10-year UST note ended the quarter at 1.47%, and the yield on the 30-year UST note fell to 2.09%, while the yield on the 5-year UST note ended the quarter at 0.89% and the yield on the 2-year UST note closed at 0.25%.

Global equity markets edged down during the third quarter of the period as a sell-off in September erased the previous gains of many markets. Early in the quarter, strong corporate earnings in several parts of the world, full US regulatory approval for a COVID-19 vaccine, and the Chinese central bank’s liquidity-boosting measures aided stocks. However, many investors were also pricing in the potential for the Federal Reserve (the Fed) to begin tapering its stimulus measures sooner than expected. Late in the quarter, persistent inflation, more hawkish central bank messaging, and a continued regulatory crackdown in China all affected investor sentiment. As measured by MSCI indexes in US-dollar terms, developed stock markets overall edged up and emerging markets collectively sold off. In terms of investment style, global growth stocks declined but fared better than global value equities. An emerging shortfall in global energy supplies spilled into crude oil markets in September, pushing Brent crude front-month futures—the global benchmark—to their highest price levels in three years. In credit markets, UST yields generally rose throughout the quarter. The yield on the benchmark 10-year UST note ended the quarter at 1.49%, and the yield on the 30-year UST note closed at 2.04%. In comparison, the yield on the 5-year UST note rose to 0.96%, and the yield on the 2-year UST note was 0.28%.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Franklin 85/15 Diversified Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Global equity markets advanced in US-dollar terms during the fourth quarter of the period. The quarterly result was largely due to gains in December as investors grew less fearful of the potential economic impact from the new COVID-19 Omicron variant. Meanwhile, key central banks turned more hawkish in response to inflation, with the Bank of England raising rates and the Fed indicating it could do so three times in 2022. As measured by MSCI indexes in US-dollar terms, developed stock markets overall outperformed, and frontier markets as a group ended nearly flat, while emerging markets overall declined. In terms of investment style, global growth stocks outperformed both their index and global value equities. The UST yield curve flattened substantially during the quarter as shorter-and intermediate-maturity yields rose sharply while longer-term yields fell. The yield on the 2-year UST note rose 46 bps, ending the quarter at 0.73%, and the yield on the 5-year UST note rose 30 bps to 1.26%. The yield on the benchmark 10-year UST note ended the quarter at 1.51%, 2 bps higher compared to prior quarter-end levels, and the yield on the 30-year UST fell by 14 bps to 1.90%. International crude oil futures fell 0.9% in the fourth quarter but finished the year up 50.2%.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio returned 20.90% during the reporting period. All of the underlying equity strategies posted positive returns, while fixed income strategy returns were negative. The largest contributors to absolute returns were from the liquidity sleeve, Franklin International Equity Income, Franklin US Large Cap Equity Income, and Franklin US Small Cap Equity Income. The largest detractors on an absolute basis were Western Asset Emerging Markets Debt and Western Asset Core Plus Bond. The portfolio no longer held its Western Asset Emerging Markets Debt position at the end of the reporting period.

The Portfolio outperformed relative to its blended benchmark index. The Franklin Defensive Equity Income sleeves, which are designed to provide lower volatility returns than traditional equity portfolios and emphasize lower beta, contributed positively. The Franklin International Equity Income sleeve was the largest positive contributor for the period, followed by Brandywine Dynamic Value, Franklin US Small Cap Equity Income, and Franklin Emerging Market Equity Income. These more than offset the negative relative contributions from ClearBridge Large Cap Growth, the liquidity sleeve, and ClearBridge International Growth.

Regarding derivatives, the Portfolio includes a liquidity sleeve, and S&P 500 futures are used to “equitize” the position. This sleeve is included in the equity portion of the Portfolio’s overall allocation and had a positive impact on absolute performance.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Franklin 85/15 Diversified Allocation (As of 12/31/21)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
AST Western Asset Core Plus Bond Portfolio	Core Bond	United States	14.9%
Microsoft Corp.	Software	United States	2.1%
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	1.6%
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	1.3%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	United States	1.1%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	United States	0.8%
UnitedHealth Group, Inc.	Health Care Providers & Services	United States	0.8%
Home Depot, Inc. (The)	Specialty Retail	United States	0.8%
L’Oreal SA	Personal Products	France	0.8%
Visa, Inc. (Class A Stock)	IT Services	United States	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan Global Thematic Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	12.41%	10.48%	9.18%
Blended Index	13.56	11.56	9.79
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST J.P. Morgan Global Thematic Portfolio returned 12.41%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2021 (the reporting period) was marked by strong equity returns driven by robust economic growth and a powerful rebound in corporate earnings. Following the strong market rally in 2020, global markets experienced a roller-coaster ride during the period, with rallies over the first half of the period that were supported by the success of COVID-19 vaccine rollouts, declining COVID-19 cases, and positive economic data. After a summer that appeared to mark a return to normal, with strong corporate earnings and optimism over the economic recovery continuing to push equity markets higher, material shortages and capacity constraints began to weigh on output expansion. The emergence of the Omicron variant of COVID-19 toward the end of the period weighed on investor sentiment. But Omicron’s less-severe symptoms, combined with early data on the effectiveness of vaccines and booster shots, helped lift investor confidence, and markets ended the period strongly. Overall, the period was solid for financial markets, as global economies’ ability to adapt to the pandemic, the rollout of vaccines, the passing of additional fiscal stimulus, and easy monetary policy all supported strong developed market equity and commodity performance

What strategies or holdings affected the Portfolio’s performance?*

Security selection and asset allocation both contributed to the Portfolio’s performance. Coming into the period, 67% of the Portfolio was allocated to equities, which gradually increased to 75% by the end of the period. During the period, the Portfolio increased its allocation to Growth Advantage, a US growth equity manager, as well as its allocations to smid-cap (i.e., small- and mid-cap) equities and international developed-market equities, primarily stocks in Europe and Japan. The Portfolio reduced its allocation to emerging market equities over the period. The Portfolio’s fixed income allocation declined from 33% to 30% during the period.

The overall effect of tactical asset allocation decisions was positive during the period, with one of the largest contributors to the Portfolio’s outperformance being an overweight to US large-cap equities. Allocations to US government bonds and mid-cap equities detracted from performance during the period.

Security selection also contributed to the Portfolio’s performance during the period, with Global Select and Value Advantage managers contributing the most. Growth Advantage and Global Convertibles managers were the biggest detractors.

Derivatives in the form of futures were used throughout the Portfolio. Futures offer an efficient way to gain access to various markets, and the Portfolio uses them to access these asset classes: US large-cap equity, US small-cap equity, international developed-market equity, and emerging market equity. The Portfolio’s use of derivatives had a positive impact on performance during the period. Further, the use of other derivatives, FX forwards, currency FX forwards, and equity swaps were also used, primarily by the international equity managers. Given the relatively small positions in context of the overall Portfolio, the impact on performance did not have a material impact.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan Global Thematic Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan Global Thematic (As of 12/31/21)
Ten Largest Holdings	Line of Business	Country	% of Net Assets
Microsoft Corp.	Software	United States	1.8%
U.S. Treasury Notes, 0.750%, 05/31/26	U.S. Treasury Obligations	United States	1.8%
U.S. Treasury Notes, 0.250%, 06/15/24	U.S. Treasury Obligations	United States	1.6%
U.S. Treasury Notes, 0.125%, 05/31/23	U.S. Treasury Obligations	United States	1.4%
U.S. Treasury Notes, 1.375%, 01/31/22	U.S. Treasury Obligations	United States	1.4%
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	1.4%
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	1.4%
Government National Mortgage Assoc., 2.500%, 12/20/51	U.S. Government Agency Obligations	United States	1.1%
U.S. Treasury Notes, 1.250%, 05/31/28	U.S. Treasury Obligations	United States	1.0%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	United States	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan Tactical Preservation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	7.95%	7.95%	7.01%
Blended Index	7.56	8.55	7.19
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST J.P. Morgan Tactical Preservation Portfolio returned 7.95%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2021 (the reporting period) was marked by strong equity returns driven by robust economic growth and a powerful rebound in corporate earnings. Following the strong market rally in 2020, global markets experienced a roller-coaster ride during the period, with rallies over the first half of the period that were supported by the success of COVID-19 vaccine rollouts, declining COVID-19 cases, and positive economic data. After a summer that appeared to mark a return to normal, with strong corporate earnings and optimism over the economic recovery continuing to push equity markets higher, material shortages and capacity constraints began to weigh on output expansion. The emergence of the Omicron variant of COVID-19 toward the end of the period weighed on investor sentiment. But Omicron’s less-severe symptoms, combined with early data on the effectiveness of vaccines and booster shots, helped lift investor confidence, and markets ended the period strongly. Overall, the period was solid for financial markets, as global economies’ ability to adapt to the pandemic, the rollout of vaccines, the passing of additional fiscal stimulus, and easy monetary policy all supported strong developed market equity and commodity performance.

What strategies or holdings affected the Portfolio’s performance?*

Asset allocation and security selection both contributed to the Portfolio’s out performance. Coming into the period, 43% of the Portfolio was allocated to equities, which gradually increased to 47% by the end of the period. During the period, the Portfolio increased its allocation to Growth Advantage, a US growth equity manager, as well as its allocation to smid-cap (i.e., small- and mid-cap) equities and international developed-market equities, primarily stocks in Europe and Japan. The Portfolio reduced its allocation to emerging market equities over the period. The Portfolio’s fixed income allocation declined from 56% to 46% during the period.

The overall effect of tactical asset allocation decisions was positive during the period, with one of the largest contributors to the Portfolio’s outperformance being an overweight to US large-cap equities. Allocations to US government bonds and mid-cap equities detracted from performance during the period.

Security selection also contributed to the Portfolio’s performance during the period, with Global Select and Value Advantage managers contributing the most. Growth Advantage and International Focus managers were the biggest detractors.

Derivatives in the form of futures were used throughout the Portfolio. Futures offer an efficient way to gain access to various markets, and the Portfolio uses them to access these asset classes: US large-cap equity, US small-cap equity, international developed-market equity, and emerging market equity. The Portfolio’s use of derivatives had a positive impact on performance during the period. Further, the use of other derivatives, FX forwards, currency FX forwards, and equity swaps were also used, primarily by the international equity managers. Given the relatively small positions in context of the overall Portfolio, the impact on performance did not have a material impact.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan Tactical Preservation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan Tactical Preservation (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Government National Mortgage Assoc., 2.500%, 11/20/51	U.S. Government Agency Obligations	1.9%
U.S. Treasury Notes, 0.375%, 04/15/24	U.S. Treasury Obligations	1.8%
U.S. Treasury Bonds, 1.875%, 02/15/41	U.S. Treasury Obligations	1.3%
U.S. Treasury Notes, 0.375%, 01/31/26	U.S. Treasury Obligations	1.2%
U.S. Treasury Notes, 0.125%, 02/28/23	U.S. Treasury Obligations	1.2%
U.S. Treasury Bonds, 1.875%, 02/15/51	U.S. Treasury Obligations	1.1%
Federal National Mortgage Assoc., 2.000%, TBA	U.S. Government Agency Obligations	1.0%
U.S. Treasury Notes, 0.250%, 03/15/24	U.S. Treasury Obligations	1.0%
U.S. Treasury Notes, 1.375%, 01/31/22	U.S. Treasury Obligations	0.9%
Microsoft Corp.	Software	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	15.71%	12.78%	9.75%
Blended Index	17.81	13.94	10.83
S&P 500 Index	28.70	18.47	15.45

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 02/10/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST T. Rowe Price Growth Opportunities Portfolio returned 15.71%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Despite the ongoing COVID-19 pandemic, major US stock indexes advanced during calendar-year 2021 (the reporting period), extending the brisk rebound that started in the spring of 2020. Many indexes repeatedly reached record highs throughout the period. Equities rose as economies reopened and recovered, facilitated by the rollout of COVID-19 vaccines, federal fiscal relief, and robust growth in corporate earnings. Elevated inflation, mostly due to disruptions in the global supply chain, as well as the emergence of new COVID-19 variants and the decision by the Federal Reserve to accelerate its tapering of monthly asset purchases, were among the factors that caused volatility in the financial markets. In this environment, large- and mid-cap stocks strongly outperformed their small-cap peers for the period.

Stocks in developed non-US equity markets rose during the period but significantly lagged US shares. European stock markets were broadly positive in US-dollar terms, led by Austrian shares. Stocks in the Netherlands, Sweden, Norway, France, and Switzerland produced double-digit gains. Developed Asian markets were mixed in US-dollar terms. Hong Kong stocks fell, due in part to the Chinese government’s regulatory crackdown on certain sectors, as well as concerns about some highly indebted firms in the Chinese property market. On the plus side, Australian shares performed well, while Japanese shares rose to a lesser extent.

Within fixed income, US bond returns were mixed during the period as yields rose across the curve—especially in the intermediate-term portion—amid expectations that the Fed’s tapering of asset purchases, which began in November 2021, would be a prelude to tighter monetary policy in 2022. High yield bonds, which are less sensitive to interest rate fluctuations than their investment-grade counterparts, strongly outperformed for the period. Emerging market bonds also declined, as yields increased, and many emerging market countries raised short-term interest rates in an attempt to stem inflation.

In this environment, multi-asset portfolios with a relatively defensive posture, and with higher allocations to cash and US investment-grade debt, would have underperformed their peers. Conversely, those portfolios with relatively higher allocations to equities and other risk assets would have outperformed their peers.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio underperformed its blended benchmark during the reporting period. The Portfolio’s structural effect and the impact from tactical positioning detracted from relative results, while security selection within the underlying allocations contributed.

The structure of the Portfolio’s US equity profile, relative to the Russell 3000 Index, and its non-US equity profile, relative to the MSCI EAFE Index net returns, weighed on performance for the period. However, out-of-benchmark exposure to real estate investment trusts added value, as the real estate sector delivered strong returns and outpaced the broader equity market.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Tactical allocation decisions had a negative impact on relative returns during the period. Large-cap shares strongly outperformed their small-cap peers; and within the large-cap universe, growth stocks narrowly surpassed value stocks. An overweight allocation to US large-cap value equities and US small-cap equities for the period held back relative results. Conversely, a modest overweight allocation to inflation-linked securities, which outpaced the Bloomberg US Aggregate Bond Index, had a slight positive impact on relative performance.

Security selection within certain underlying allocations lifted relative performance for the period. Most notably, favorable selection within US large-cap value stocks delivered strong outperformance relative to the style-specific benchmark. International value and US dividend-paying equities also bolstered relative performance for the period. However, unfavorable selection within the allocations to US large-cap growth and international growth stocks partly offset this positive impact, as these allocations trailed their respective benchmarks.

At the end of the period, the Portfolio held index futures, index credit default swaps, interest rate futures, and currency forwards, generating gross exposure of approximately 17.4%. The Portfolio also held equity options and rights during the period. Employing futures had an estimated return impact of 187 basis points (bps), while using swaps had an impact of 3 bps on returns. Employing currency forwards, options, and rights had a negligible return impact during the period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Growth Opportunities (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	2.9%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	2.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.4%
Federal National Mortgage Assoc., 3.000%, TBA	U.S. Government Agency Obligations	1.2%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.1%
Danaher Corp.	Life Sciences Tools & Services	0.9%
UnitedHealth Group, Inc.	Health Care Providers & Services	0.9%
Prologis, Inc.,	Equity Real Estate Investment Trusts (REITs)	0.8%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	0.8%
General Electric Co.	Industrial Conglomerates	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Advanced Series Trust	December 31, 2021
Benchmark Glossary — unaudited

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST Academic Strategies Asset Allocation Portfolio Blended Index consists of 20% Russell 3000 Index /20% MSCI EAFE Index GD /20% Bloomberg US Aggregate Index /8%Bloomberg Commodity Index Total Return / 8% Bloomberg US TIPS /15% ICE BofA 3 Month T-Bill / 9% Wilshire US REIT.

AST Capital Growth Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Franklin 85/15 Diversified Allocation Portfolio Blended Index consists of Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (33%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and Bloomberg US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

AST J.P. Morgan Global Thematic Portfolio Blended Index consists of 65% MSCI All-Country World GD / 35% Bloomberg US Aggregate Bond Index.

AST J.P. Morgan Tactical Preservation Portfolio Blended Index consists of the MSCI World Index (GD) (40%), an unmanaged index of 1,643 world stocks used as a common benchmark for world or global stock funds, and Bloomberg US Aggregate Bond Index (60%), an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

AST T. Rowe Price Growth Opportunities Portfolio Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas market. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

ICE BOFA IS LICENSING THE BOFA INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust	December 31, 2021
Fees and Expenses — unaudited

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Academic Strategies Asset Allocation	Actual	$1,000.00	$1,044.20	1.09%	$5.62
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

AST Capital Growth Asset Allocation	Actual	$1,000.00	$1,060.60	0.86%	$4.47

	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

AST ClearBridge Dividend Growth	Actual	$1,000.00	$1,117.70	0.91%	$4.86
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

AST Franklin 85/15 Diversified Allocation	Actual	$1,000.00	$1,061.10	1.05%	$5.45
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST J.P. Morgan Global Thematic	Actual	$1,000.00	$1,034.30	1.03%	$5.28
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

AST J.P. Morgan Tactical Preservation	Actual	$1,000.00	$1,028.80	0.91%	$4.65
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

AST T. Rowe Price Growth Opportunities	Actual	$1,000.00	$1,038.90	0.96%	$4.93
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2021, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A — Annual payment frequency for swaps

ABS — Asset-Backed Security

ABX — Asset-Backed Securities Index

Aces — Alternative Credit Enhancements Securities

ADR — American Depositary Receipt

AQUIS — Aquis Exchange

BABs — Build America Bonds

BATE — CBOE- Europe – BXE Order Books

BBR — New Zealand Bank Bill Rate

BBSW — Australian Bank Bill Swap Reference Rate

BIBOR — Bangkok Interbank Offered Rate

BROIS — Brazil Overnight Index Swap

BSBY — Bloomberg Short-Term Bank Yield Index

BTP — Buoni del Tesoro Poliennali

BUBOR — Budapest Interbank Offered Rate

CDI — Chess Depository Interest

CDOR — Canadian Dollar Offered Rate

CDX — Credit Derivative Index

CLO — Collateralized Loan Obligation

CLOIS — Sinacofi Chile Interbank Rate Average

CMBX — Commercial Mortgage-Backed Index

CMT — Constant Maturity Treasury

COOIS — Colombia Overnight Interbank Reference Rate

CPI — Consumer Price Index

CVT — Convertible Security

DJ — Dow Jones

EAFE — Europe, Australasia, Far East

EMTN — Euro Medium Term Note

ETF — Exchange-Traded Fund

EURIBOR — Euro Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FREMF — Freddie Mac Mortgage Trust

FTSE — Financial Times Stock Exchange

GDR — Global Depositary Receipt

GMTN — Global Medium Term Note

GNMA — Government National Mortgage Association

iBoxx — Bond Market Indices

IO — Interest Only (Principal amount represents notional)

JIBAR — Johannesburg Interbank Agreed Rate

KLCI — Kuala Lumpur Composite Index

KLIBOR — Kuala Lumpur Interbank Offered Rate

KWCDC — Korean Won Certificate of Deposit

LIBOR — London Interbank Offered Rate

LME — London Metal Exchange

LP — Limited Partnership

M — Monthly payment frequency for swaps

MASTR — Morgan Stanley Structured Asset Security

MLP — Master Limited Partnership

MosPRIME — Moscow Prime Offered Rate

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

SEE NOTES TO FINANCIAL STATEMENTS

A1

Glossary (CONTINUED)

NASDAQ — National Association of Securities Dealers Automated Quotations

NIBOR — Norwegian Interbank Offered Rate

NSA — Non-Seasonally Adjusted

NVDR — Non-voting Depositary Receipt

NYSE — New York Stock Exchange

OAT — Obligations Assimilables du Tresor

OBX — Oslo Stock Exchange

OFZ — Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OOTC — OTC Bulletin Board – Other OTC

OTC — Over-the-counter

PIK — Payment-in-Kind

PIPE — Private Investments in Public Equity

PJSC — Public Joint-Stock Company

PO — Principal Only

PRFC — Preference Shares

PRI — Primary Rate Interface

PRIBOR — Prague Interbank Offered Rate

Q — Quarterly payment frequency for swaps

RBOB — Reformulated Gasoline Blendstock for Oxygen Blending

REITs — Real Estate Investment Trust

REMICS — Real Estate Mortgage Investment Conduit Security

S — Semiannual payment frequency for swaps

S&P — Standard & Poor’s

SARON — Swiss Average Rate Overnight

SDR — Sweden Depositary Receipt

SGMX — Sigma X MTF

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

SORA — Singapore Overnight Rate Average

SPDR — Standard & Poor’s Depositary Receipts

STIBOR — Stockholm Interbank Offered Rate

STOXX — Stock Index of the Eurozone

STRIPs — Separate Trading of Registered Interest and Principal of Securities

T — Swap payment upon termination

TBA — To Be Announced

TELBOR — Tel Aviv Interbank Offered Rate

THBFIX — Thai Baht Interest Rate Fixing

TIPS — Treasury Inflation-Protected Securities

TONAR — Tokyo Overnight Average Rate

TOPIX — Tokyo Stock Price Index

ULSD — Ultra-Low Sulfur Diesel

USOIS — United States Overnight Index Swap

UTS — Unit Trust Security

WIBOR — Warsaw Interbank Offered Rate

WTI — West Texas Intermediate

XAMS — Amsterdam Stock Exchange

XNGS — NASDAQ Global Select Exchange

XSWX — SIX Swiss Exchange

XTSE — Toronto Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 70.8%
AFFILIATED MUTUAL FUNDS — 3.7%
AST ClearBridge Dividend Growth Portfolio*	1,376,888	$40,136,285
AST Emerging Markets Equity Portfolio*	3,200,176	32,865,811
AST Goldman Sachs Small-Cap Value Portfolio*	372,888	12,107,687
AST High Yield Portfolio*	1,391,974	17,288,312
AST Small-Cap Growth Opportunities Portfolio*	363,280	11,690,360
AST Small-Cap Growth Portfolio*	115,420	9,497,934
AST Small-Cap Value Portfolio*	312,213	11,998,356
AST T. Rowe Price Natural Resources Portfolio*	481,989	13,139,009
AST Western Asset Emerging Markets Debt Portfolio*	1,332,782	16,966,321

TOTAL AFFILIATED MUTUAL FUNDS (cost $131,525,004)(wd)		165,690,075

COMMON STOCKS — 37.1%
Aerospace & Defense — 0.2%
Airbus SE (France)*	15,456	1,979,748
Curtiss-Wright Corp.	7,400	1,026,158
General Dynamics Corp.	11,100	2,314,017
Lockheed Martin Corp.	4,000	1,421,640
Northrop Grumman Corp.	3,457	1,338,101
Raytheon Technologies Corp.	26,011	2,238,506
Textron, Inc.	2,400	185,280

		10,503,450

Air Freight & Logistics — 0.3%
Deutsche Post AG (Germany)	72,147	4,628,843
DSV A/S (Denmark)	5,289	1,235,844
FedEx Corp.	10,926	2,825,901
United Parcel Service, Inc. (Class B Stock)	8,467	1,814,817
Yamato Holdings Co. Ltd. (Japan)	35,500	834,089

		11,339,494

Airlines — 0.0%
Delta Air Lines, Inc.*	4,800	187,584

Auto Components — 0.1%
Aisin Corp. (Japan)	17,200	660,293
Bridgestone Corp. (Japan)	38,000	1,635,393
Cie Generale des Etablissements Michelin SCA (France)	7,172	1,176,152
Denso Corp. (Japan)	11,100	919,816
Magna International, Inc. (Canada)	12,217	988,844

		5,380,498

Automobiles — 0.7%
Bayerische Motoren Werke AG (Germany)	8,533	855,420
BYD Co. Ltd. (China) (Class H Stock)	6,000	203,737
Daimler AG (Germany)	50,003	3,841,811
Ferrari NV (Italy)	15,979	4,144,713
Ford Motor Co.	34,700	720,719
Hero MotoCorp Ltd. (India)	4,918	162,906
Isuzu Motors Ltd. (Japan)	223,900	2,779,799

	Shares	Value

COMMON STOCKS (continued)
Automobiles (cont’d.)
Kia Corp. (South Korea)*	4,544	$312,234
Mazda Motor Corp. (Japan)*	23,100	177,333
Rivian Automotive, Inc. (Class A Stock)*(a)	912	94,565
Suzuki Motor Corp. (Japan)	6,800	261,764
Tesla, Inc.*	11,295	11,936,330
Thor Industries, Inc.(a)	7,300	757,521
Toyota Motor Corp. (Japan)	156,200	2,867,267
Volkswagen AG (Germany)	802	235,928

		29,352,047

Banks — 1.7%
Absa Group Ltd. (South Africa)	28,709	274,555
Australia & New Zealand Banking Group Ltd. (Australia)	104,565	2,092,903
Bank Hapoalim BM (Israel)	171,343	1,764,207
Bank Leumi Le-Israel BM (Israel)	317,498	3,416,043
Bank of America Corp.	68,573	3,050,813
Bank of China Ltd. (China) (Class H Stock)	582,000	209,845
Bank of Ireland Group PLC (Ireland)*	68,896	391,416
Barclays PLC (United Kingdom)	704,212	1,782,757
BNP Paribas SA (France)	50,804	3,513,947
China Construction Bank Corp. (China) (Class H Stock)	1,135,000	786,030
Citigroup, Inc.	31,650	1,911,344
Commonwealth Bank of Australia (Australia)	15,825	1,162,463
DBS Group Holdings Ltd. (Singapore)	232,700	5,637,761
DNB Bank ASA (Norway)	24,036	550,011
East West Bancorp, Inc.	2,458	193,395
Erste Group Bank AG (Austria)	25,744	1,210,702
Hana Financial Group, Inc. (South Korea)	11,276	397,955
HSBC Holdings PLC (United Kingdom)	50,540	306,889
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	319,000	181,672
ING Groep NV (Netherlands)	103,373	1,444,919
Israel Discount Bank Ltd. (Israel) (Class A Stock)	35,931	242,009
Japan Post Bank Co. Ltd. (Japan)	24,200	221,760
JPMorgan Chase & Co.	39,259	6,216,663
KB Financial Group, Inc. (South Korea)	7,812	359,987
KBC Group NV (Belgium)	9,610	830,566
Lloyds Banking Group PLC (United Kingdom)	4,061,800	2,630,204
Mediobanca Banca di Credito Finanziario SpA (Italy)	221,873	2,549,114
Mitsubishi UFJ Financial Group, Inc. (Japan)	855,600	4,640,483
Mizuho Financial Group, Inc. (Japan)	57,600	732,511
National Australia Bank Ltd. (Australia)	113,377	2,378,154
NatWest Group PLC (United Kingdom)	210,692	644,375
Nordea Bank Abp (Finland)	83,251	1,017,110
NU Holdings Ltd. (Brazil) (Class A Stock)*(a)	94,869	889,871
Oversea-Chinese Banking Corp. Ltd. (Singapore)	52,500	444,333

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Pinnacle Financial Partners, Inc.	858	$81,939
PNC Financial Services Group, Inc. (The)	14,022	2,811,691
Popular, Inc. (Puerto Rico)	4,200	344,568
Raiffeisen Bank International AG (Austria)	6,510	193,611
Regions Financial Corp.	78,700	1,715,660
Sberbank of Russia PJSC (Russia), ADR	50,580	809,818
Signature Bank	4,900	1,585,003
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	130,594	1,814,954
Sumitomo Mitsui Financial Group, Inc. (Japan)	24,500	838,445
Svenska Handelsbanken AB (Sweden) (Class A Stock)	37,689	407,905
Swedbank AB (Sweden) (Class A Stock)	107,880	2,170,172
Synovus Financial Corp.	11,800	564,866
Tisco Financial Group PCL (Thailand)	224,600	644,280
Truist Financial Corp.	12,067	706,523
U.S. Bancorp	35,365	1,986,452
United Overseas Bank Ltd. (Singapore)	30,100	600,711
Wells Fargo & Co.	94,327	4,525,809
Western Alliance Bancorp	7,600	818,140

		76,697,314

Beverages — 0.4%
Ambev SA (Brazil)	80,900	225,896
Carlsberg A/S (Denmark) (Class B Stock)	2,668	461,163
Coca-Cola Co. (The)	77,999	4,618,321
Coca-Cola Europacific Partners PLC (United Kingdom)	8,646	483,571
Coca-Cola HBC AG (Russia)*	61,028	2,110,094
Diageo PLC (United Kingdom)	6,693	365,568
Diageo PLC (United Kingdom), ADR	5,594	1,231,463
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China) (Class A Stock)	7,100	183,505
Kirin Holdings Co. Ltd. (Japan)	35,000	562,213
PepsiCo, Inc.	20,685	3,593,191
Pernod Ricard SA (France)	12,367	2,976,749
Remy Cointreau SA (France)	7,096	1,730,489

		18,542,223

Biotechnology — 0.3%
AbbVie, Inc.	36,419	4,931,133
Argenx SE (Netherlands), ADR*	5,314	1,860,910
Biogen, Inc.*	790	189,537
BioNTech SE (Germany), ADR*(a)	1,763	454,501
Gilead Sciences, Inc.	10,100	733,361
Horizon Therapeutics PLC*	6,801	732,876
Incyte Corp.*	8,800	645,920
Regeneron Pharmaceuticals, Inc.*	4,166	2,630,912
Vertex Pharmaceuticals, Inc.*	11,300	2,481,480

		14,660,630

	Shares	Value

COMMON STOCKS (continued)
Building Products — 0.3%
Carlisle Cos., Inc.	6,800	$1,687,216
Carrier Global Corp.	14,100	764,784
Cie de Saint-Gobain (France)	56,250	3,963,092
Geberit AG (Switzerland)	4,510	3,682,025
Johnson Controls International PLC	18,303	1,488,217
Kingspan Group PLC (Ireland)	3,967	474,015
Trane Technologies PLC	1,460	294,964
Xinyi Glass Holdings Ltd. (Hong Kong)	976,000	2,439,315

		14,793,628

Capital Markets — 0.9%
3i Group PLC (United Kingdom)	117,858	2,307,799
abrdn PLC (United Kingdom)	812,972	2,649,286
Ameriprise Financial, Inc.	2,169	654,301
Amundi SA (France), 144A	2,076	171,559
Apollo Global Management, Inc.	11,877	860,251
Bank of New York Mellon Corp. (The)	4,600	267,168
BlackRock, Inc.	300	274,668
Blackstone, Inc.	3,652	472,532
Cboe Global Markets, Inc.	6,500	847,600
Daiwa Securities Group, Inc. (Japan)	122,707	691,784
Goldman Sachs Group, Inc. (The)	11,243	4,301,010
IG Group Holdings PLC (United Kingdom)	43,383	477,333
Intercontinental Exchange, Inc.	1,700	232,509
Janus Henderson Group PLC	10,000	419,400
Julius Baer Group Ltd. (Switzerland)	13,070	872,382
KKR & Co., Inc.	12,354	920,373
Lazard Ltd. (Class A Stock)	3,059	133,464
Macquarie Group Ltd. (Australia)	26,701	3,982,817
Moody’s Corp.	4,600	1,796,668
Morgan Stanley	17,948	1,761,776
MSCI, Inc.	2,200	1,347,918
Nasdaq, Inc.	1,500	315,015
Northern Trust Corp.	15,500	1,853,955
Partners Group Holding AG (Switzerland)	610	1,006,149
Raymond James Financial, Inc.	10,700	1,074,280
S&P Global, Inc.	1,038	489,863
SBI Holdings, Inc. (Japan)	6,900	187,833
St. James’s Place PLC (United Kingdom)	8,822	200,673
State Street Corp.	20,800	1,934,400
Stifel Financial Corp.	8,300	584,486
UBS Group AG (Switzerland)	375,457	6,725,375

		39,814,627

Chemicals — 0.6%
Albemarle Corp.	1,100	257,147
Arkema SA (France)	1,554	219,235
Asahi Kasei Corp. (Japan)	32,800	308,346
Celanese Corp.	4,100	689,046
CF Industries Holdings, Inc.	22,700	1,606,706
Chemours Co. (The)	7,100	238,276
Covestro AG (Germany), 144A	52,378	3,213,007
Dow, Inc.	18,922	1,073,256
DuPont de Nemours, Inc.	26,700	2,156,826
Eastman Chemical Co.	3,274	395,859

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Evonik Industries AG (Germany)	5,377	$174,216
Givaudan SA (Switzerland)	528	2,772,362
ICL Group Ltd. (Israel)	26,796	257,194
Linde PLC (United Kingdom) (NYSE)	418	144,808
Linde PLC (United Kingdom) (SGMX)	2,508	871,453
Mitsubishi Chemical Holdings Corp. (Japan)	34,000	252,445
Mitsubishi Gas Chemical Co., Inc. (Japan)	9,600	162,601
Mitsui Chemicals, Inc. (Japan)	99,100	2,669,557
Mosaic Co. (The)	15,800	620,782
Nitto Denko Corp. (Japan)	11,600	895,118
PPG Industries, Inc.	3,007	518,527
Shin-Etsu Chemical Co. Ltd. (Japan)	9,300	1,609,084
Solvay SA (Belgium)	2,030	235,761
Sumitomo Chemical Co. Ltd. (Japan)	238,500	1,124,476
Tosoh Corp. (Japan)	76,700	1,140,542
Westlake Chemical Corp.	13,200	1,282,116
Yara International ASA (Brazil)	4,752	239,754

		25,128,500

Commercial Services & Supplies — 0.1%
Brambles Ltd. (Australia)	67,759	524,565
Clean Harbors, Inc.*	2,100	209,517
Copart, Inc.*	8,300	1,258,446
Rentokil Initial PLC (United Kingdom)	50,224	397,488
Republic Services, Inc.	4,100	571,745
Securitas AB (Sweden) (Class B Stock)	10,739	147,763
TOPPAN, Inc. (Japan)	10,500	196,815

		3,306,339

Communications Equipment — 0.2%
Arista Networks, Inc.*	2,100	301,875
Ciena Corp.*	1,180	90,825
Cisco Systems, Inc.	28,568	1,810,354
Motorola Solutions, Inc.	7,300	1,983,410
Nokia OYJ (Finland)*	145,782	918,978
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	50,221	550,926
Ubiquiti, Inc.	3,700	1,134,790

		6,791,158

Construction & Engineering — 0.1%
Eiffage SA (France)	7,351	757,386
Ferrovial SA (Spain)	9,039	282,993
Quanta Services, Inc.	1,025	117,526
Skanska AB (Sweden) (Class B Stock)	31,468	814,770
Vinci SA (France)	21,502	2,271,628

		4,244,303

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	60,000	299,214
Eagle Materials, Inc.	3,000	499,380
HeidelbergCement AG (Germany)	35,574	2,412,233
Martin Marietta Materials, Inc.	1,400	616,728

	Shares	Value

COMMON STOCKS (continued)
Construction Materials (cont’d.)
Vulcan Materials Co.	556	$115,414

		3,942,969

Consumer Finance — 0.1%
AEON Financial Service Co. Ltd. (Japan)	20,300	218,669
Capital One Financial Corp.	17,623	2,556,921
Discover Financial Services	6,500	751,140
OneMain Holdings, Inc.	25,400	1,271,016

		4,797,746

Containers & Packaging — 0.1%
Avery Dennison Corp.	3,604	780,518
Crown Holdings, Inc.	5,158	570,578
International Paper Co.	3,800	178,524
Smurfit Kappa Group PLC (Ireland)	29,343	1,617,666
Transcontinental, Inc. (Canada) (Class A Stock)	37,209	597,427
Westrock Co.	10,000	443,600

		4,188,313

Distributors — 0.0%
Genuine Parts Co.	5,100	715,020
LKQ Corp.	18,000	1,080,540

		1,795,560

Diversified Consumer Services — 0.0%
Service Corp. International(a)	10,731	761,794

Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc. (Class B Stock)*	19,100	5,710,900
Chailease Holding Co. Ltd. (Taiwan)	65,000	617,741
Investor AB (Sweden) (Class A Stock)	13,140	347,287
Investor AB (Sweden) (Class B Stock)	47,500	1,194,264

		7,870,192

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	87,500	2,152,500
Deutsche Telekom AG (Germany)	88,032	1,629,901
Elisa OYJ (Finland)	3,800	233,920
Hellenic Telecommunications Organization SA (Greece)	27,077	500,764
Koninklijke KPN NV (Netherlands)	620,544	1,928,867
Swisscom AG (Switzerland)	693	390,908
Telefonica Deutschland Holding AG (Germany)	426,979	1,186,257
Telefonica SA (Spain)	565,152	2,473,846
Telkom Indonesia Persero Tbk PT (Indonesia)	1,398,400	396,878
Telstra Corp. Ltd. (Australia)	112,860	342,888
United Internet AG (Germany)	4,234	167,562
Verizon Communications, Inc.	67,100	3,486,516

		14,890,807

Electric Utilities — 0.5%
Chubu Electric Power Co., Inc. (Japan)	18,200	192,311
CLP Holdings Ltd. (Hong Kong)	45,500	459,557
Duke Energy Corp.	3,000	314,700

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities (cont’d.)
Electricite de France SA (France)	88,654	$1,041,614
Endesa SA (Spain)	70,778	1,626,273
Enel SpA (Italy)	231,518	1,853,858
Energisa SA (Brazil), UTS	63,900	509,534
Entergy Corp.	3,400	383,010
Exelon Corp.	35,400	2,044,704
FirstEnergy Corp.	21,300	885,867
Fortum OYJ (Finland)	12,129	371,822
Hawaiian Electric Industries, Inc.	23,660	981,890
Iberdrola SA (Spain)	195,055	2,308,173
NextEra Energy, Inc.	11,239	1,049,273
Power Assets Holdings Ltd. (Hong Kong)	35,500	221,265
PPL Corp.	30,700	922,842
Red Electrica Corp. SA (Spain)	95,732	2,075,711
Southern Co. (The)	21,100	1,447,038
SSE PLC (United Kingdom)	149,817	3,340,912
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	81,112	530,266
Xcel Energy, Inc.	4,441	300,656

		22,861,276

Electrical Equipment — 0.3%
AMETEK, Inc.	10,826	1,591,855
Contemporary Amperex Technology Co. Ltd. (China) (Class A Stock)	30,989	2,865,843
Eaton Corp. PLC	4,684	809,489
Emerson Electric Co.	22,200	2,063,934
Legrand SA (France)	5,151	603,230
Mitsubishi Electric Corp. (Japan)	46,400	589,622
Regal Rexnord Corp.	6,600	1,123,188
Schneider Electric SE	22,852	4,485,291

		14,132,452

Electronic Equipment, Instruments & Components — 0.3%
AU Optronics Corp. (Taiwan)	287,000	238,998
Azbil Corp. (Japan)	4,000	182,033
CDW Corp.	3,200	655,296
Corning, Inc.	12,844	478,182
Hon Hai Precision Industry Co. Ltd. (Taiwan)	90,000	337,955
Keyence Corp. (Japan)	9,708	6,094,568
Littelfuse, Inc.	663	208,633
TD SYNNEX Corp.	8,700	994,932
Trimble, Inc.*	4,100	357,479
Zebra Technologies Corp. (Class A Stock)*	3,000	1,785,600

		11,333,676

Energy Equipment & Services — 0.0%
Halliburton Co.	47,900	1,095,473

Entertainment — 0.4%
Activision Blizzard, Inc.	23,600	1,570,108
DeNA Co. Ltd. (Japan)	29,800	459,047
Electronic Arts, Inc.	7,400	976,060
GungHo Online Entertainment, Inc. (Japan)*	31,200	700,806
Kingsoft Corp. Ltd. (China)	42,200	184,968

	Shares	Value

COMMON STOCKS (continued)
Entertainment (cont’d.)
Konami Holdings Corp. (Japan)	3,353	$160,409
NetEase, Inc. (China), ADR	6,555	667,168
Netflix, Inc.*	7,901	4,759,878
Nintendo Co. Ltd. (Japan)	3,700	1,725,799
Sea Ltd. (Taiwan), ADR*	16,332	3,653,632
Walt Disney Co. (The)*	12,800	1,982,592

		16,840,467

Equity Real Estate Investment Trusts (REITs) — 8.8%
Acadia Realty Trust	338,944	7,399,148
Alexandria Real Estate Equities, Inc.	2,944	656,394
American Campus Communities, Inc.	2,800	160,412
American Homes 4 Rent (Class A Stock)	203,835	8,889,244
American Tower Corp.	900	263,250
Apartment Income REIT Corp.	20,200	1,104,334
AvalonBay Communities, Inc.	6,263	1,581,971
Boston Properties, Inc.	81,583	9,396,730
Camden Property Trust	82,276	14,701,076
Community Healthcare Trust, Inc.	60,508	2,860,213
Cousins Properties, Inc.	3,404	137,113
CubeSmart	154,625	8,799,709
Dexus (Australia)	384,840	3,123,984
Digital Realty Trust, Inc.	67,249	11,894,331
Douglas Emmett, Inc.	140,486	4,706,281
Duke Realty Corp.	39,066	2,564,292
EPR Properties	151,275	7,184,050
Equinix, Inc.	21,040	17,796,474
Equity Residential	218,974	19,817,147
Essential Properties Realty Trust, Inc.	309,093	8,911,151
Essex Property Trust, Inc.	41,855	14,742,587
Extra Space Storage, Inc.	40,421	9,164,653
Federal Realty Investment Trust(a)	58,688	8,000,348
First Industrial Realty Trust, Inc.	103,103	6,825,419
Gaming & Leisure Properties, Inc.	124,484	6,057,391
Global Medical REIT, Inc.	458,780	8,143,345
Goodman Group (Australia)	87,461	1,687,507
GPT Group (The) (Australia)	53,152	209,945
Healthcare Trust of America, Inc. (Class A Stock)	189,020	6,311,378
Highwoods Properties, Inc.	3,800	169,442
Host Hotels & Resorts, Inc.*	328,830	5,718,354
Invitation Homes, Inc.	160,076	7,257,846
Kimco Realty Corp.(a)	429,313	10,582,565
Lamar Advertising Co. (Class A Stock)	13,400	1,625,420
Life Storage, Inc.	86,370	13,230,157
Link REIT (Hong Kong)	55,000	484,012
MGM Growth Properties LLC (Class A Stock)	91,711	3,746,394
NETSTREIT Corp.	156,179	3,576,499
Park Hotels & Resorts, Inc.*	278,703	5,261,913
Phillips Edison & Co., Inc.(a)	86,147	2,846,297
Prologis, Inc.	218,159	36,729,249
Public Storage	22,334	8,365,423
Realty Income Corp.	136,166	9,748,124
Rexford Industrial Realty, Inc.	232,460	18,854,831
SBA Communications Corp.	6,994	2,720,806
Simon Property Group, Inc.	104,480	16,692,770

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Stockland (Australia)	795,020	$2,451,886
Sun Communities, Inc.(a)	39,106	8,211,087
Tritax Big Box REIT PLC (United Kingdom)	82,983	279,671
UDR, Inc.	105,761	6,344,602
Ventas, Inc.	24,422	1,248,453
VICI Properties, Inc.(a)	110,168	3,317,158
Welltower, Inc.	307,924	26,410,641
Weyerhaeuser Co.	30,300	1,247,754

		390,211,231

Food & Staples Retailing — 0.4%
BIM Birlesik Magazalar A/S (Turkey)	30,594	142,184
Carrefour SA (France)	15,546	284,964
Coles Group Ltd. (Australia)	20,142	262,793
Costco Wholesale Corp.	2,560	1,453,312
Kesko OYJ (Finland) (Class B Stock)	7,506	250,419
Koninklijke Ahold Delhaize NV (Netherlands)	125,364	4,296,709
Kroger Co. (The)	9,800	443,548
Seven & i Holdings Co. Ltd. (Japan)	22,100	971,280
Sugi Holdings Co. Ltd. (Japan)	3,300	199,663
Sysco Corp.	5,422	425,898
Tesco PLC (United Kingdom)	709,878	2,786,514
Walgreens Boots Alliance, Inc.	24,500	1,277,920
Wal-Mart de Mexico SAB de CV (Mexico)	117,001	435,536
Walmart, Inc.	27,570	3,989,103

		17,219,843

Food Products — 0.5%
Archer-Daniels-Midland Co.	19,200	1,297,728
Bunge Ltd.	6,200	578,832
Darling Ingredients, Inc.*	2,455	170,107
Gruma SAB de CV (Mexico) (Class B Stock)	22,035	281,621
Hershey Co. (The)	4,921	952,066
Inghams Group Ltd. (Australia)	83,220	212,481
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	52,800	343,830
JBS SA	45,501	310,158
Kraft Heinz Co. (The)	35,400	1,270,860
Mondelez International, Inc. (Class A Stock)	16,165	1,071,901
Nestle SA (Switzerland)	76,375	10,689,080
Orkla ASA (Norway)	156,291	1,568,175
Tyson Foods, Inc. (Class A Stock)	21,700	1,891,372
Viscofan SA (Spain)	2,654	171,840
Wilmar International Ltd. (China)	958,300	2,953,847

		23,763,898

Gas Utilities — 0.0%
Osaka Gas Co. Ltd. (Japan)	9,600	158,980
Snam SpA (Italy)	52,259	314,974
UGI Corp.	12,200	560,102

		1,034,056

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies — 0.6%
Abbott Laboratories	31,341	$4,410,932
Alcon, Inc. (Switzerland)	18,003	1,587,881
Align Technology, Inc.*	1,400	920,052
Becton, Dickinson & Co.	8,300	2,087,284
Boston Scientific Corp.*	63,825	2,711,286
DENTSPLY SIRONA, Inc.	12,200	680,638
Edwards Lifesciences Corp.*	17,100	2,215,305
Hoya Corp. (Japan)	9,300	1,379,605
Intuitive Surgical, Inc.*	3,422	1,229,525
Koninklijke Philips NV (Netherlands)	12,469	464,703
Medtronic PLC	29,600	3,062,120
Menicon Co. Ltd. (Japan)	40,039	1,184,983
Olympus Corp. (Japan)	40,600	936,237
Straumann Holding AG (Switzerland)	1,951	4,147,285
Stryker Corp.	2,560	684,595

		27,702,431

Health Care Providers & Services — 0.6%
Acadia Healthcare Co., Inc.*	3,604	218,763
Amplifon SpA (Italy)	20,151	1,085,511
Anthem, Inc.	5,400	2,503,116
Centene Corp.*	4,767	392,801
Cigna Corp.	5,000	1,148,150
CVS Health Corp.	21,200	2,186,992
Fresenius SE & Co. KGaA (Germany)	70,009	2,815,976
HCA Healthcare, Inc.	6,000	1,541,520
Laboratory Corp. of America Holdings*	3,068	963,996
McKesson Corp.	2,500	621,425
Medipal Holdings Corp. (Japan)	127,900	2,398,994
Molina Healthcare, Inc.*	5,451	1,733,854
Sonic Healthcare Ltd. (Australia)	133,565	4,537,221
UnitedHealth Group, Inc.	10,764	5,405,035

		27,553,354

Health Care Technology — 0.0%
Veeva Systems, Inc. (Class A Stock)*	3,600	919,728

Hotels, Restaurants & Leisure — 0.6%
Accor SA (France)*	2,658	86,105
Aramark	10,851	399,859
Aristocrat Leisure Ltd. (Australia)	23,977	760,121
Basic-Fit NV (Netherlands), 144A*	1,446	69,018
Bloomin’ Brands, Inc.*	2,565	53,814
Booking Holdings, Inc.*	1,200	2,879,076
Brinker International, Inc.*	1,322	48,372
Cheesecake Factory, Inc. (The)*	1,530	59,899
Choice Hotels International, Inc.	567	88,446
Cracker Barrel Old Country Store, Inc.	666	85,674
Darden Restaurants, Inc.	7,661	1,154,053
Dave & Buster’s Entertainment, Inc.*	1,371	52,646
Denny’s Corp.*	1,822	29,152
Dine Brands Global, Inc.	495	37,526
Evolution AB (Sweden), 144A	11,439	1,621,487
Flutter Entertainment PLC (Ireland)*	3,100	490,993
Greggs PLC (United Kingdom)	12,391	560,122
Hilton Grand Vacations, Inc.*	1,201	62,584
Hilton Worldwide Holdings, Inc.*	2,840	443,012
Hyatt Hotels Corp. (Class A Stock)*	12,816	1,229,054

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
InterContinental Hotels Group PLC (United Kingdom)*	6,860	$444,064
La Francaise des Jeux SAEM (France), 144A	3,539	156,779
Marriott International, Inc. (Class A Stock)*	9,890	1,634,224
Marriott Vacations Worldwide Corp.	431	72,830
McDonald’s Corp.	21,201	5,683,352
McDonald’s Holdings Co. Japan Ltd. (Japan)	64,840	2,870,238
Melia Hotels International SA (Spain)*	2,230	15,172
MGM Resorts International	22,158	994,451
Planet Fitness, Inc. (Class A Stock)*	15,300	1,385,874
Sodexo SA (France)	2,398	210,643
Starbucks Corp.	15,200	1,777,944
Tabcorp Holdings Ltd. (Australia)	186,502	681,342
Texas Roadhouse, Inc.	1,984	177,131
Whitbread PLC (United Kingdom)*	2,064	83,518
Wyndham Hotels & Resorts, Inc.	946	84,809
Yum China Holdings, Inc. (China)	16,483	821,513
Yum! Brands, Inc.	1,776	246,615

		27,551,512

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	20,664	208,897
D.R. Horton, Inc.	11,806	1,280,361
Iida Group Holdings Co. Ltd. (Japan)	124,000	2,888,118
KB Home	1,796	80,335
Lennar Corp. (Class A Stock)	8,966	1,041,490
M/I Homes, Inc.*	590	36,686
MDC Holdings, Inc.	1,447	80,786
Meritage Homes Corp.*	778	94,963
NVR, Inc.*	71	419,530
Persimmon PLC (United Kingdom)	8,869	342,672
PulteGroup, Inc.	5,230	298,947
Sony Group Corp. (Japan)	8,600	1,082,857
Toll Brothers, Inc.	23,010	1,665,694

		9,521,336

Household Products — 0.1%
Henkel AG & Co. KGaA (Germany)	2,661	207,594
Procter & Gamble Co. (The)	34,600	5,659,868

		5,867,462

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	54,800	1,331,640

Industrial Conglomerates — 0.2%
3M Co.	2,600	461,838
DCC PLC (United Kingdom)	17,131	1,402,177
Hitachi Ltd. (Japan)	18,900	1,023,569
Honeywell International, Inc.	16,409	3,421,441
Siemens AG (Germany)	2,836	489,974
Toshiba Corp. (Japan)	10,800	443,832

		7,242,831

Insurance — 0.8%
Aflac, Inc.	9,500	554,705

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
AIA Group Ltd. (Hong Kong)	74,000	$746,110
Alleghany Corp.*	207	138,191
Allianz SE (Germany)	23,682	5,585,224
American International Group, Inc.	12,000	682,320
Arch Capital Group Ltd.*	33,600	1,493,520
Arthur J. Gallagher & Co.	2,500	424,175
AXA SA (France)	50,952	1,521,413
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	259,200	702,144
Chubb Ltd.	15,761	3,046,759
Dai-ichi Life Holdings, Inc. (Japan)	26,700	539,550
Fairfax Financial Holdings Ltd. (Canada)	2,205	1,084,659
Fidelity National Financial, Inc.	16,600	866,188
Gjensidige Forsikring ASA (Norway)	8,190	198,909
Hartford Financial Services Group, Inc. (The)	6,000	414,240
iA Financial Corp., Inc. (Canada)	5,572	318,828
Japan Post Holdings Co. Ltd. (Japan)	64,700	504,679
Japan Post Insurance Co. Ltd. (Japan)	9,800	157,424
Manulife Financial Corp. (Canada)	58,869	1,122,046
Marsh & McLennan Cos., Inc.	12,353	2,147,198
Medibank Private Ltd. (Australia)	78,393	190,901
MetLife, Inc.	41,752	2,609,082
NN Group NV (Netherlands)	65,137	3,543,105
Old Republic International Corp.	13,600	334,288
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	444,000	362,439
Poste Italiane SpA (Italy), 144A	80,153	1,049,420
Progressive Corp. (The)	1,645	168,859
Reinsurance Group of America, Inc.	7,800	854,022
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	4,289	721,362
Sompo Holdings, Inc. (Japan)	50,600	2,132,887
T&D Holdings, Inc. (Japan)	14,400	183,701
Zurich Insurance Group AG (Switzerland)	2,331	1,022,127

		35,420,475

Interactive Media & Services — 0.8%
Alphabet, Inc. (Class A Stock)*	5,278	15,290,577
Alphabet, Inc. (Class C Stock)*	3,360	9,722,462
Auto Trader Group PLC (United Kingdom), 144A	25,896	259,395
carsales.com Ltd. (Australia)	15,928	290,007
Meta Platforms, Inc. (Class A Stock)*	25,668	8,633,432
NAVER Corp. (South Korea)*	1,012	322,159
Snap, Inc. (Class A Stock)*	2,955	138,974
Tencent Holdings Ltd. (China)	20,900	1,214,669

		35,871,675

Internet & Direct Marketing Retail — 0.6%
Alibaba Group Holding Ltd. (China),
ADR*(a)	1,746	207,407
Amazon.com, Inc.*	5,471	18,242,174
eBay, Inc.	27,300	1,815,450
JD.com, Inc. (China), ADR*	5,011	351,121
MercadoLibre, Inc. (Argentina)*	2,965	3,998,006

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Internet & Direct Marketing Retail (cont’d.)
Qurate Retail, Inc. (Class A Stock)	38,800	$294,880
Zalando SE (Germany), 144A*	2,541	205,410
ZOZO, Inc. (Japan)	31,800	992,511

		26,106,959

IT Services — 1.3%
Accenture PLC (Class A Stock)	7,800	3,233,490
Adyen NV (Netherlands), 144A*	3,068	8,066,941
Affirm Holdings, Inc.*	684	68,783
Automatic Data Processing, Inc.	11,700	2,884,986
Bechtle AG (Germany)	2,730	195,722
Capgemini SE (France)	16,178	3,967,939
Concentrix Corp.	6,400	1,143,168
Dlocal Ltd. (Uruguay)*(a)	27,481	980,797
Edenred (France)	6,688	308,651
EPAM Systems, Inc.*	3,400	2,272,730
Fidelity National Information Services, Inc.	6,200	676,730
FleetCor Technologies, Inc.*	527	117,964
Fujitsu Ltd. (Japan)	28,500	4,870,470
Gartner, Inc.*	5,562	1,859,488
Globant SA*	8,620	2,707,456
GMO Payment Gateway, Inc. (Japan)	12,422	1,541,991
Mastercard, Inc. (Class A Stock)	16,352	5,875,601
MongoDB, Inc.*	2,100	1,111,635
NEC Corp. (Japan)	6,600	304,815
NTT Data Corp. (Japan)	17,200	369,063
PayPal Holdings, Inc.*	6,900	1,301,202
Shopify, Inc. (Canada) (Class A Stock)*	3,778	5,203,779
Snowflake, Inc. (Class A Stock)*	500	169,375
Tata Consultancy Services Ltd. (India)	25,239	1,268,219
TIS, Inc. (Japan)	6,000	178,329
VeriSign, Inc.*	4,100	1,040,662
Visa, Inc. (Class A Stock)	24,119	5,226,828

		56,946,814

Leisure Products — 0.0%
Brunswick Corp.	1,700	171,241
Sega Sammy Holdings, Inc. (Japan)	19,500	305,967

		477,208

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	621	99,143
Avantor, Inc.*	3,717	156,634
Bruker Corp.	5,900	495,069
Danaher Corp.	7,400	2,434,674
Eurofins Scientific SE (Luxembourg)	35,471	4,394,682
IQVIA Holdings, Inc.*	9,230	2,604,152
Lonza Group AG (Switzerland)	3,375	2,815,179
Thermo Fisher Scientific, Inc.	5,400	3,603,096
Waters Corp.*	1,900	707,940

		17,310,569

Machinery — 0.8%
Aalberts NV (Netherlands)	5,996	397,354
Alfa Laval AB (Sweden)	8,018	321,988
Atlas Copco AB (Sweden) (Class B Stock)	10,120	593,623

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Caterpillar, Inc.	8,073	$1,669,012
CNH Industrial NV (United Kingdom)	113,433	2,209,486
Cummins, Inc.	7,800	1,701,492
Daimler Truck Holding AG (Germany)*	25,002	919,109
Deere & Co.	7,453	2,555,559
Epiroc AB (Sweden) (Class A Stock)	48,874	1,237,058
Epiroc AB (Sweden) (Class B Stock)	9,981	211,955
Fortive Corp.	1,671	127,481
Gates Industrial Corp. PLC*	4,163	66,233
GEA Group AG (Germany)	27,818	1,518,891
Hino Motors Ltd. (Japan)	22,000	181,018
Husqvarna AB (Sweden) (Class B Stock)	13,650	218,122
Ingersoll Rand, Inc.	13,800	853,806
Komatsu Ltd. (Japan)	22,800	533,566
MINEBEA MITSUMI, Inc. (Japan)	9,100	258,204
MISUMI Group, Inc. (Japan)	52,600	2,160,527
NGK Insulators Ltd. (Japan)	171,200	2,896,373
Nordson Corp.	800	204,216
Oshkosh Corp.	7,324	825,488
Otis Worldwide Corp.	21,500	1,872,005
Parker-Hannifin Corp.	6,400	2,035,968
Rational AG (Germany)	184	188,330
SKF AB (Sweden) (Class B Stock)	9,746	230,528
SMC Corp. (Japan)	2,600	1,751,778
Stanley Black & Decker, Inc.	1,317	248,413
Techtronic Industries Co. Ltd. (Hong Kong)	261,688	5,212,006

		33,199,589

Marine — 0.2%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	82	273,128
AP Moller - Maersk A/S (Denmark) (Class B Stock)	1,029	3,691,606
Kuehne + Nagel International AG (Switzerland)	1,392	449,183
Nippon Yusen KK (Japan)	31,800	2,421,479
SITC International Holdings Co. Ltd. (China)	432,000	1,563,524

		8,398,920

Media — 0.3%
Comcast Corp. (Class A Stock)	84,600	4,257,918
Dentsu Group, Inc. (Japan)	25,600	912,630
Hakuhodo DY Holdings, Inc. (Japan)	12,600	210,059
Publicis Groupe SA (France)	13,503	909,256
ViacomCBS, Inc. (Class B Stock)	50,100	1,512,018
WPP PLC (United Kingdom)	237,045	3,586,082

		11,387,963

Metals & Mining — 0.6%
Agnico Eagle Mines Ltd. (Canada)	1,029	54,681
Alamos Gold, Inc. (Canada) (Class A Stock)	2,070	15,918
Alcoa Corp.	5,800	345,564
Anglo American PLC (South Africa)	33,280	1,361,192

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
AngloGold Ashanti Ltd. (Tanzania), ADR	2,001	$41,981
ArcelorMittal SA (Luxembourg)	125,484	4,015,420
B2Gold Corp. (Canada)	5,439	21,375
Barrick Gold Corp. (Canada)	8,268	157,092
BHP Group Ltd. (Australia)(a)	80,751	2,441,230
BHP Group PLC (Australia)	54,557	1,626,613
BlueScope Steel Ltd. (Australia)	199,966	3,045,598
Centamin PLC (Egypt)	6,099	7,325
Centerra Gold, Inc. (Kyrgyzstan)	1,411	10,876
Cia de Minas Buenaventura SAA (Peru), ADR*	1,370	10,028
Coeur Mining, Inc.*	1,184	5,967
DRDGOLD Ltd. (South Africa), ADR	406	3,443
Dundee Precious Metals, Inc. (Canada)	834	5,156
Eldorado Gold Corp. (Turkey)*	833	7,789
Endeavour Mining PLC (Burkina Faso)	1,192	26,131
Endeavour Silver Corp. (Canada)*	856	3,612
Equinox Gold Corp. (Canada)*	1,165	7,875
Evolution Mining Ltd. (Australia)	8,525	25,216
First Majestic Silver Corp. (Canada)	1,017	11,299
Fortescue Metals Group Ltd. (Australia)	43,496	609,149
Fortuna Silver Mines, Inc. (Canada)*	951	3,709
Franco-Nevada Corp. (Canada)	949	131,237
Freeport-McMoRan, Inc.	57,949	2,418,212
Glencore PLC (Australia)*	235,122	1,192,883
Gold Fields Ltd. (South Africa), ADR	4,312	47,389
Gold Road Resources Ltd. (Australia)	4,377	5,011
Harmony Gold Mining Co. Ltd. (South Africa), ADR	3,042	12,503
Hecla Mining Co.	2,395	12,502
IAMGOLD Corp. (Burkina Faso)*	2,346	7,343
Impala Platinum Holdings Ltd. (South Africa)	12,633	178,542
JFE Holdings, Inc. (Japan)	11,500	146,831
K92 Mining, Inc. (Canada)*	997	5,667
Kinross Gold Corp. (Canada)	6,423	37,318
Kirkland Lake Gold Ltd. (Canada)	1,360	56,993
New Gold, Inc. (Canada)*	3,340	5,010
Newcrest Mining Ltd. (Australia)	3,954	70,374
Newmont Corp.	3,615	224,202
Nippon Steel Corp. (Japan)	23,500	386,187
Northern Star Resources Ltd. (Australia)	5,846	40,116
OceanaGold Corp. (Australia)*	3,737	6,499
Osisko Gold Royalties Ltd. (Canada)	829	10,155
Pan American Silver Corp. (Canada)	996	24,870
Perseus Mining Ltd. (Australia)*	6,067	7,141
POSCO (South Korea)	1,977	451,677
Pretium Resources, Inc. (Canada)*	968	13,639
Ramelius Resources Ltd. (Australia)	3,903	4,467
Regis Resources Ltd. (Australia)	3,613	5,139
Reliance Steel & Aluminum Co.	2,600	421,772
Resolute Mining Ltd. (Australia)*	5,611	1,596
Rio Tinto Ltd. (Australia)	9,337	681,838
Rio Tinto PLC (Australia)	69,166	4,587,849
Royal Gold, Inc.	367	38,612

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Sandstorm Gold Ltd. (Canada)*	1,006	$6,237
Silver Lake Resources Ltd. (Australia)*	4,554	5,888
Silvercorp Metals, Inc. (Canada)	834	3,136
SSR Mining, Inc. (Canada)	1,031	18,249
St. Barbara Ltd. (Australia)	4,228	4,492
Steel Dynamics, Inc.	20,951	1,300,429
Tata Steel Ltd. (India)	26,488	397,328
Torex Gold Resources, Inc. (Canada)*	406	4,221
Vale SA (Brazil)	21,400	297,944
Wesdome Gold Mines Ltd. (Canada)*	492	4,477
Westgold Resources Ltd. (Australia)	2,148	3,196
Wheaton Precious Metals Corp. (Brazil)	2,011	86,332
Yamana Gold, Inc. (Canada)	5,035	21,248
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	13,200	11,277
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	31,800	37,857

		27,300,124

Multiline Retail — 0.1%
B&M European Value Retail SA (United Kingdom)	73,491	631,470
Next PLC (United Kingdom)	5,927	652,457
Target Corp.	9,467	2,191,042

		3,474,969

Multi-Utilities — 0.2%
CenterPoint Energy, Inc.	43,788	1,222,123
E.ON SE (Germany)	372,714	5,175,793
Engie SA (France)	47,806	707,978
Public Service Enterprise Group, Inc.	9,500	633,935
Sempra Energy	15,500	2,050,340

		9,790,169

Oil, Gas & Consumable Fuels — 1.1%
Aker BP ASA (Norway)	9,606	295,714
APA Corp.	21,600	580,824
BP PLC (United Kingdom)	1,183,465	5,294,576
Canadian Natural Resources Ltd. (Canada)	4,558	192,597
Cheniere Energy, Inc.	11,193	1,135,194
Chevron Corp.	31,468	3,692,770
China Petroleum & Chemical Corp. (China) (Class H Stock)	1,336,000	622,140
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	239,500	562,091
ConocoPhillips	31,205	2,252,377
Coterra Energy, Inc.	77,304	1,468,776
Devon Energy Corp.	12,670	558,114
Diamondback Energy, Inc.	3,460	373,161
Enbridge, Inc. (Canada)	27,529	1,075,833
Eni SpA (Italy)	24,638	342,113
EOG Resources, Inc.	33,476	2,973,673
Equinor ASA (Norway)	118,234	3,136,523
Exxon Mobil Corp.	80,536	4,927,998
HollyFrontier Corp.	6,900	226,182
Inpex Corp. (Japan)	332,300	2,891,714

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Kinder Morgan, Inc.	42,600	$675,636
LUKOIL PJSC (Russia), ADR	9,984	896,563
Lundin Energy AB (Sweden)	55,795	1,995,540
Marathon Oil Corp.	42,769	702,267
Occidental Petroleum Corp.	7,200	208,728
OMV AG (Austria)	56,879	3,234,605
PDC Energy, Inc.	1,827	89,121
Pembina Pipeline Corp. (Canada)	10,197	309,308
PetroChina Co. Ltd. (China) (Class H Stock)	512,000	227,693
Pioneer Natural Resources Co.	4,796	872,296
Repsol SA (Spain)	37,612	446,854
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	109,817	2,410,683
Suncor Energy, Inc. (Canada)	9,238	231,142
Targa Resources Corp.	6,500	339,560
TotalEnergies SE (France)	10,889	553,449
Tourmaline Oil Corp. (Canada)	20,423	659,374
Valero Energy Corp.	2,995	224,954
Williams Cos., Inc. (The)	32,450	844,998

		47,525,141

Paper & Forest Products — 0.0%
Stora Enso OYJ (Finland) (Class R Stock)	15,624	286,333

Personal Products — 0.4%
Amorepacific Corp. (South Korea)*	3,153	438,837
Coty, Inc. (Class A Stock)*	51,700	542,850
Estee Lauder Cos., Inc. (The) (Class A Stock)	4,000	1,480,800
Herbalife Nutrition Ltd.*	4,400	180,092
Kao Corp. (Japan)	3,200	167,324
L’Oreal SA (France)	14,910	7,078,735
Unilever PLC (United Kingdom)	122,839	6,573,041

		16,461,679

Pharmaceuticals — 1.7%
AstraZeneca PLC (United Kingdom)	13,140	1,538,875
Bayer AG (Germany)	26,871	1,438,234
Bristol-Myers Squibb Co.	43,721	2,726,004
Chugai Pharmaceutical Co. Ltd. (Japan)	17,200	558,858
Eli Lilly & Co.	11,051	3,052,507
GlaxoSmithKline PLC (United Kingdom)	264,768	5,749,403
Hikma Pharmaceuticals PLC (Jordan)	5,733	172,234
Ipsen SA (France)	27,302	2,500,460
Johnson & Johnson	40,700	6,962,549
Kyowa Kirin Co. Ltd. (Japan)	5,300	144,457
Merck & Co., Inc.	33,900	2,598,096
Merck KGaA (Germany)	16,603	4,286,862
Novartis AG (Switzerland)	77,226	6,782,841
Novo Nordisk A/S (Denmark) (Class B Stock)	62,752	7,065,381
Ono Pharmaceutical Co. Ltd. (Japan)	9,500	235,673
Otsuka Holdings Co. Ltd. (Japan)	77,104	2,792,488
Pfizer, Inc.	75,600	4,464,180
Roche Holding AG (Switzerland)	32,167	13,368,849

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Sanofi (France)	59,185	$5,959,477
Takeda Pharmaceutical Co. Ltd. (Japan)	41,000	1,118,777
Zoetis, Inc.	9,700	2,367,091

		75,883,296

Professional Services — 0.3%
Benefit One, Inc. (Japan)	4,200	180,274
Experian PLC (United Kingdom)	24,599	1,209,343
Leidos Holdings, Inc.	2,249	199,936
ManpowerGroup, Inc.	6,200	603,446
Persol Holdings Co. Ltd. (Japan)	19,400	563,040
Randstad NV (Netherlands)	45,759	3,135,022
RELX PLC (United Kingdom)	49,938	1,624,489
Robert Half International, Inc.	1,800	200,736
Science Applications International Corp.	9,600	802,464
Thomson Reuters Corp. (Canada)	2,767	330,894
TransUnion	10,700	1,268,806
Wolters Kluwer NV (Netherlands)	10,897	1,283,374

		11,401,824

Real Estate Management & Development — 0.2%
Ascendas India Trust (Singapore), UTS	231,400	243,774
BR Malls Participacoes SA (Brazil)*	137,300	205,127
CBRE Group, Inc. (Class A Stock)*	17,954	1,948,189
CK Asset Holdings Ltd. (Hong Kong)	335,500	2,113,026
Daito Trust Construction Co. Ltd. (Japan)	13,700	1,570,293
Daiwa House Industry Co. Ltd. (Japan)	15,000	431,418
ESR Cayman Ltd. (China), 144A*	58,800	198,687
Henderson Land Development Co. Ltd. (Hong Kong)	38,000	161,743
Hongkong Land Holdings Ltd. (Hong Kong)	42,000	218,339
Jones Lang LaSalle, Inc.*	800	215,472
LEG Immobilien SE (Germany)	2,677	373,731
Swire Properties Ltd. (Hong Kong)	74,800	187,631

		7,867,430

Road & Rail — 0.2%
AMERCO	500	363,115
Canadian National Railway Co. (Canada)	4,768	585,797
Canadian Pacific Railway Ltd. (Canada)	2,717	195,417
CSX Corp.	25,300	951,280
J.B. Hunt Transport Services, Inc.	1,843	376,709
Norfolk Southern Corp.	3,847	1,145,290
Old Dominion Freight Line, Inc.	2,800	1,003,464
Sankyu, Inc. (Japan)	12,400	514,672
TFI International, Inc. (Canada)(a)	7,648	857,417
Union Pacific Corp.	10,716	2,699,682
XPO Logistics, Inc.*	2,800	216,804

		8,909,647

Semiconductors & Semiconductor Equipment — 1.4%
Advanced Micro Devices, Inc.*	22,781	3,278,186

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Advantest Corp. (Japan)	5,200	$490,154
Analog Devices, Inc.	3,751	659,313
Applied Materials, Inc.	19,000	2,989,840
ASM International NV (Netherlands)	1,292	570,336
ASML Holding NV (Netherlands) (SGMX)	12,885	10,321,137
ASML Holding NV (Netherlands) (XNGS)	1,211	964,126
Azenta, Inc.	1,600	164,976
Broadcom, Inc.	7,492	4,985,252
Disco Corp. (Japan)	800	243,545
Intel Corp.	34,800	1,792,200
Lam Research Corp.	2,717	1,953,931
Microchip Technology, Inc.	15,200	1,323,312
Monolithic Power Systems, Inc.	1,400	690,662
NVIDIA Corp.	35,752	10,515,021
NXP Semiconductors NV (China)	17,854	4,066,784
ON Semiconductor Corp.*	2,383	161,853
QUALCOMM, Inc.	32,500	5,943,275
Silicon Motion Technology Corp. (Taiwan), ADR	4,483	426,019
STMicroelectronics NV (Singapore)	66,245	3,269,207
SUMCO Corp. (Japan)	9,200	186,737
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	56,292	6,772,490
Texas Instruments, Inc.	7,472	1,408,248
Tokyo Electron Ltd. (Japan)	1,100	631,167
Universal Display Corp.	1,281	211,403

		64,019,174

Software — 1.8%
Adobe, Inc.*	8,090	4,587,515
Atlassian Corp. PLC (Class A Stock)*	16,157	6,160,503
Black Knight, Inc.*	21,300	1,765,557
Ceridian HCM Holding, Inc.*	1,081	112,921
Check Point Software Technologies Ltd. (Israel)*	2,200	256,432
Constellation Software, Inc. (Canada)	704	1,306,175
Dassault Systemes SE (France)	148,128	8,832,635
Datadog, Inc. (Class A Stock)*	1,000	178,110
Descartes Systems Group, Inc. (The) (Canada)*	2,345	193,948
Dolby Laboratories, Inc. (Class A Stock)	7,800	742,716
Dynatrace, Inc.*	17,223	1,039,408
Intuit, Inc.	2,793	1,796,513
Manhattan Associates, Inc.*	9,400	1,461,606
Microsoft Corp.	108,236	36,401,932
Nemetschek SE (Germany)	1,491	190,451
Nice Ltd. (Israel), ADR*	614	186,410
Oracle Corp.	13,300	1,159,893
Palo Alto Networks, Inc.*	315	175,379
Paycom Software, Inc.*	3,700	1,536,203
salesforce.com, Inc.*	13,426	3,411,949
SAP SE (Germany)	15,064	2,127,895
ServiceNow, Inc.*	2,700	1,752,597
SS&C Technologies Holdings, Inc.	22,800	1,869,144
Synopsys, Inc.*	3,800	1,400,300

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Trend Micro, Inc. (Japan)*	3,100	$172,125
VMware, Inc. (Class A Stock)	2,375	275,215
Workday, Inc. (Class A Stock)*	1,900	519,042

		79,612,574

Specialty Retail — 0.6%
AutoNation, Inc.*	10,100	1,180,185
AutoZone, Inc.*	900	1,886,751
Best Buy Co., Inc.	2,600	264,160
Chow Tai Fook Jewellery Group Ltd. (China)*	1,287,800	2,315,902
Foot Locker, Inc.	12,800	558,464
Home Depot, Inc. (The)	13,212	5,483,112
Industria de Diseno Textil SA (Spain)	47,435	1,538,351
JD Sports Fashion PLC (United Kingdom)	881,096	2,595,169
Kingfisher PLC (United Kingdom)	632,559	2,898,190
Lowe’s Cos., Inc.	9,095	2,350,876
O’Reilly Automotive, Inc.*	562	396,901
Ross Stores, Inc.	8,397	959,609
TJX Cos., Inc. (The)	25,400	1,928,368
Ulta Beauty, Inc.*	2,800	1,154,552
USS Co. Ltd. (Japan)	10,500	163,987

		25,674,577

Technology Hardware, Storage & Peripherals — 1.1%
Apple, Inc.	208,904	37,095,083
Canon, Inc. (Japan)	92,200	2,243,448
Dell Technologies, Inc. (Class C Stock)*	3,100	174,127
FUJIFILM Holdings Corp. (Japan)	7,900	584,797
Lenovo Group Ltd. (China)	328,000	376,014
Samsung Electronics Co. Ltd. (South Korea)	28,927	1,901,529
Seiko Epson Corp. (Japan)	168,533	3,033,356
Western Digital Corp.*	29,200	1,904,132

		47,312,486

Textiles, Apparel & Luxury Goods — 0.9%
Brunello Cucinelli SpA (Italy)*	11,794	814,289
Burberry Group PLC (United Kingdom)	18,430	452,299
Capri Holdings Ltd.*	17,600	1,142,416
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	34,181	5,119,058
EssilorLuxottica SA (France)	7,661	1,631,281
Gildan Activewear, Inc. (Canada)	7,698	326,372
Hermes International (France)	4,666	8,149,450
Kering SA (France)	2,270	1,826,608
LVMH Moet Hennessy Louis Vuitton SE (France)	15,630	12,927,072
Moncler SpA (Italy)	5,355	388,706
NIKE, Inc. (Class B Stock)	13,785	2,297,546
Pandora A/S (Denmark)	9,059	1,128,014
PVH Corp.	2,800	298,620
Ralph Lauren Corp.	1,716	203,964
Skechers USA, Inc. (Class A Stock)*	3,800	164,920
Swatch Group AG (The) (Switzerland)	3,394	1,036,810

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (cont’d.)
Tapestry, Inc.	26,000	$1,055,600

		38,963,025

Tobacco — 0.4%
Altria Group, Inc.	49,700	2,355,283
British American Tobacco PLC (United Kingdom)	160,780	5,966,228
Imperial Brands PLC (United Kingdom)	83,445	1,824,079
Japan Tobacco, Inc. (Japan)	214,900	4,340,114
Philip Morris International, Inc.	3,345	317,775
Swedish Match AB (Sweden)	348,141	2,771,547

		17,575,026

Trading Companies & Distributors — 0.5%
Ashtead Group PLC (United Kingdom)	86,509	6,942,733
Brenntag SE (Germany)	4,150	375,462
Bunzl PLC (United Kingdom)	8,930	348,896
Ferguson PLC	9,583	1,697,175
Howden Joinery Group PLC (United Kingdom)	30,325	369,789
ITOCHU Corp. (Japan)	31,600	967,090
Marubeni Corp. (Japan)	376,100	3,668,167
Mitsubishi Corp. (Japan)	64,800	2,061,712
Mitsui & Co. Ltd. (Japan)	166,600	3,945,341
Sumitomo Corp. (Japan)	14,100	208,867
Toyota Tsusho Corp. (Japan)	5,557	256,360
United Rentals, Inc.*	800	265,832
W.W. Grainger, Inc.	1,800	932,832

		22,040,256

Transportation Infrastructure — 0.0%
Atlantia SpA (Italy)*	21,597	427,781

Wireless Telecommunication Services — 0.2%
KDDI Corp. (Japan)	118,700	3,464,744
SoftBank Group Corp. (Japan)	31,700	1,504,088
T-Mobile US, Inc.*	1,700	197,166
Vodafone Group PLC (United Kingdom)	1,467,360	2,220,566

		7,386,564

TOTAL COMMON STOCKS (cost $1,521,001,870)		1,642,204,089

EXCHANGE-TRADED FUNDS — 6.6%
Energy Select Sector SPDR Fund	141,000	7,825,500
Financial Select Sector SPDR Fund	212,000	8,278,600
Invesco Preferred ETF(a)	340,000	5,100,000
iShares Core MSCI EAFE ETF	328,000	24,481,920
iShares Core S&P 500 ETF(a)	284,900	135,894,451
iShares iBoxx High Yield Corporate Bond ETF(a)	23,000	2,001,230
iShares JPMorgan USD Emerging Markets Bond ETF(a)	40,000	4,362,400
iShares MSCI EAFE ETF(a)	168,500	13,257,580
SPDR Bloomberg Barclays Convertible Securities ETF(a)	81,000	6,719,760
Vanguard Global ex-US Real Estate ETF(a)	69,000	3,722,550

	Shares	Value

EXCHANGE-TRADED FUNDS (continued)
Vanguard Short-Term Corporate Bond ETF(a)	123,000	$9,994,980
Vanguard Total Bond Market ETF(a)	750,500	63,604,875
Vanguard Total International Bond ETF	96,000	5,295,360

TOTAL EXCHANGE-TRADED FUNDS (cost $286,024,138)		290,539,206

PREFERRED STOCKS — 0.1%
Health Care Equipment & Supplies — 0.1%
Sartorius AG (Germany) (PRFC)	6,152	4,164,164

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	4,818	389,112

TOTAL PREFERRED STOCKS (cost $3,439,184)		4,553,276

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 2.2%
Automobiles — 0.1%
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-02A, Class A, 144A
2.020%	02/20/27		500	505,315
Series 2021-02A, Class C, 144A
2.350%	02/20/28		500	496,117
Carvana Auto Receivables Trust,
Series 2021-P03, Class C
1.930%	10/12/27		300	295,146
Exeter Automobile Receivables Trust,
Series 2021-01A, Class B
0.500%	02/18/25		500	499,399
Series 2021-03A, Class D
1.550%	06/15/27		900	884,956
Ford Auto Securitization Trust (Canada),
Series 2021-AA, Class C, 144A
2.700%	04/15/29	CAD	400	314,166
Ford Credit Auto Owner Trust,
Series 2020-01, Class A, 144A
2.040%	08/15/31		100	101,801
Ford Credit Floorplan Master Owner Trust,
Series 2018-04, Class A
4.060%	11/15/30		280	313,550
GMF Floorplan Owner Revolving Trust,
Series 2020-01, Class C, 144A
1.480%	08/15/25		100	100,427
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27		200	196,997
JPMorgan Chase Bank, NA,
Series 2021-03, Class D, 144A
1.009%	02/26/29		257	255,109
Nissan Auto Lease Trust,
Series 2020-A, Class A4
1.880%	04/15/25		500	503,391
OneMain Direct Auto Receivables Trust,
Series 2021-01A, Class D, 144A
1.620%	11/14/30		100	97,378

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31		230	$237,508
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		300	294,887

				5,096,147

Collateralized Loan Obligations — 2.0%
AGL CLO Ltd. (Cayman Islands),
Series 2020-06A, Class ER, 144A, 3 Month LIBOR + 6.500% (Cap N/A, Floor 6.500%)
6.632%(c)	07/20/34		210	210,005
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.347%(c)	10/20/34		2,000	2,000,762
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	10/17/32		1,250	1,249,519
Series 2021-04A, Class E, 144A, 3 Month LIBOR + 6.500% (Cap N/A, Floor 6.500%)
6.626%(c)	10/20/34		300	299,930
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.254%(c)	10/15/34		4,900	4,899,695
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.280%(c)	08/20/32		4,750	4,749,053
Series 2020-29A, Class ER, 144A, 3 Month LIBOR + 6.860% (Cap N/A, Floor 6.860%)
6.984%(c)	07/25/34		430	425,821
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
0.990%(c)	10/15/35	EUR	2,000	2,274,737
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)
1.322%(c)	07/20/34		2,750	2,748,468
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
0.890%(c)	08/26/32	EUR	2,000	2,279,334
Elevation CLO Ltd. (Cayman Islands),
Series 2021-14A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.319%(c)	10/20/34		3,500	3,498,883
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class SUB, 144A
0.000%(cc)	04/20/34		650	548,009
Goldentree Loan Management US CLO Ltd. (Cayman Islands),
Series 2020-08A, Class FR, 144A, 3 Month LIBOR + 8.050% (Cap N/A, Floor 8.050%)
8.182%(c)	10/20/34		300	291,029

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Hayfin US Ltd. (Cayman Islands),
Series 2021-14A, Class E, 144A, 3 Month LIBOR + 7.180% (Cap N/A, Floor 7.180%)
7.329%(c)	07/20/34	490	$474,969
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
1.154%(c)	04/25/31	2,494	2,491,816
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/34	1,750	1,750,326
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.292%(c)	10/20/34	3,750	3,748,117
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.327%(c)	10/15/34	4,750	4,747,152
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
1.369%(c)	10/17/34	4,550	4,549,718
Medalist Partners Corporate Finance CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1A, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
1.441%(c)	10/20/34	500	499,996
MidOcean Credit CLO (Cayman Islands),
Series 2019-10A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
1.354%(c)	10/23/34	1,000	999,403
Mountain View CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.374%(c)	10/15/34	1,000	1,000,002
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands),
Series 2021-44A, Class E, 144A, 3 Month LIBOR + 6.000% (Cap N/A, Floor 6.000%)
6.080%(c)	10/16/34	450	449,910
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.238%(c)	04/22/30	4,750	4,749,819
Ocean Trails CLO (Cayman Islands),
Series 2020-08A, Class A1R, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)
1.344%(c)	07/15/34	2,750	2,753,479
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.382%(c)	10/30/30	257	257,380
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.304%(c)	10/15/34	2,000	1,998,836
Series 2021-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.297%(c)	07/15/34	2,500	2,498,605

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Peace Park CLO Ltd. (Cayman Islands),
Series 2021-01A, Class E, 144A, 3 Month LIBOR + 6.000% (Cap N/A, Floor 6.000%)
6.138%(c)	10/20/34		370	$369,988
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.307%(c)	10/20/34		2,000	2,000,162
RR Ltd. (Cayman Islands),
Series 2021-18A, Class D, 144A, 3 Month LIBOR + 6.250% (Cap N/A, Floor 6.250%)
6.334%(c)	10/15/34		360	350,998
Sound Point CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.212%(c)	01/20/32		2,500	2,498,322
St. Pauls CLO (Netherlands),
Series 11A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.850%(c)	01/17/32	EUR	2,000	2,266,906
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/29/34		1,250	1,249,999
Series 2019-01A, Class ASNR, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)
1.375%(c)	08/16/34		2,750	2,753,071
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
0.990%(c)	07/25/34	EUR	1,250	1,410,824
Series 03A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
0.990%(c)	07/15/34	EUR	2,500	2,839,681
Vibrant CLO Ltd. (Cayman Islands),
Series 2021-14A, Class A1A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.353%(c)	10/20/34		2,750	2,751,037
Voya CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.284%(c)	07/19/34		2,750	2,750,428
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.254%(c)	07/24/32		4,750	4,748,224
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.334%(c)	10/15/34		1,250	1,250,001

				85,684,414

Consumer Loans — 0.1%
Affirm Asset Securitization Trust,
Series 2021-Z02, Class A, 144A
1.170%	11/16/26		290	288,834

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34		91	$90,203
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28		400	405,585
Series 2021-02A, Class C, 144A
3.090%	04/20/32		300	299,897
Marlette Funding Trust,
Series 2021-03A, Class A, 144A
0.650%	12/15/31		152	151,934
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		600	598,642
SoFi Consumer Loan Program Trust,
Series 2021-01, Class B, 144A
1.300%	09/25/30		200	197,831
Series 2021-01, Class C, 144A
1.610%	09/25/30		300	295,956
Series 2021-01, Class D, 144A
2.040%	09/25/30		300	296,040
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31		258	255,760

				2,880,682

Credit Cards — 0.0%
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-02A, Class A1, 144A, SONIA + 0.800% (Cap N/A, Floor 0.000%)
0.846%(c)	07/15/29	GBP	400	540,734
Series 2021-02A, Class A2, 144A, SOFR + 0.950% (Cap N/A, Floor 0.000%)
1.000%(c)	07/15/29		400	401,082
Series 2021-03A, Class A2, 144A, SOFR + 1.000% (Cap N/A, Floor 0.000%)
1.050%(c)	11/15/29		700	700,000

				1,641,816

Equipment — 0.0%
ITE Rail Fund Levered LP,
Series 2021-01A, Class A, 144A
2.250%	02/28/51		134	133,997

Home Equity Loans — 0.0%
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-HE10, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)
1.067%(c)	12/25/34		403	399,388
GSAA Trust,
Series 2006-07, Class AF2
5.995%(cc)	03/25/46		1,082	569,797

				969,185

Other — 0.0%
Mill City Solar Loan Ltd.,
Series 2019-01A, Class A, 144A
4.340%	03/20/43		141	151,372

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
Sonic Capital LLC,
Series 2020-01A, Class A2I, 144A
3.845%	01/20/50		385	$397,665
Sunnova Helios II Issuer LLC,
Series 2019-AA, Class C, 144A
5.320%	06/20/46		242	252,411

				801,448

Residential Mortgage-Backed Securities — 0.0%
European Residential Loan Securitisation (Ireland),
Series 2021-NPLA, Class A1, 144A
0.000%(cc)	11/25/60	EUR	300	336,809
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%
1.432%(c)	09/27/75	EUR	461	516,956

				853,765

Student Loans — 0.0%
KeyCorp Student Loan Trust,
Series 2005-A, Class 2C, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
1.520%(c)	12/27/38		356	345,413
Navient Private Education Refi Loan Trust,
Series 2020-GA, Class A, 144A
1.170%	09/16/69		46	45,810
Series 2020-GA, Class B, 144A
2.500%	09/16/69		200	200,137
SMB Private Education Loan Trust,
Series 2021-A, Class A2B, 144A
1.590%	01/15/53		180	178,217
Series 2021-A, Class D2, 144A
3.860%	01/15/53		279	275,562

				1,045,139

TOTAL ASSET-BACKED SECURITIES (cost $99,892,240)				99,106,593

BANK LOANS — 0.1%
Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 2.250%
3.000%(c)	04/06/24		236	235,521

Chemicals — 0.0%
Alpha BV (United Kingdom),
Initial Dollar Term Loan, 1 Month LIBOR + 2.500%
3.000%(c)	03/18/28		149	148,902

Commercial Services — 0.0%
Prime Security Services Borrower LLC,
2021 Refinancing Term B-1 Loan, 1 - 3 Month LIBOR + 2.750%
3.500%(c)	09/23/26		146	145,799

Computers — 0.1%
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
3.852%(c)	09/30/24		791	791,016

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Computers (cont’d.)
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
4.500%(c)	02/01/28	199	$198,997

			990,013

Diversified Financial Services — 0.0%
Edelman Financial Center LLC (The),
2021 Refinancing Term Loan, 1 Month LIBOR + 3.500%
4.250%(c)	04/07/28	19	19,274
Jane Street Group LLC,
Dollar Term Loan, 1 Month LIBOR + 2.750%
2.854%(c)	01/26/28	29	28,948
VFH Parent LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
3.102%(c)	03/01/26	8	8,206

			56,428

Entertainment — 0.0%
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
2.854%(c)	08/14/24	81	80,596

Healthcare-Services — 0.0%
LifePoint Health, Inc.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
3.852%(c)	11/16/25	84	83,578
Phoenix Guarantor, Inc.,
Tranche B-1 Term Loan, 1 Month LIBOR + 3.250%
3.354%(c)	03/05/26	29	29,044

			112,622

Household Products/Wares — 0.0%
Reynolds Consumer Products LLC,
Initial Term Loan, 1 Month LIBOR + 1.750%
1.854%(c)	02/04/27	26	25,951

Insurance — 0.0%
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%
3.104%(c)	11/03/24	68	67,706

Leisure Time — 0.0%
Alterra Mountain Co.,
2028 Term Loan B, 1 Month LIBOR + 3.500%
4.000%(c)	08/17/28	29	29,182

Lodging — 0.0%
Caesars Resort Collection LLC,
Term B Loan, 1 Month LIBOR + 2.750%
2.854%(c)	12/23/24	132	131,400
Hilton Worldwide Finance LLC,
Refinanced Series B-2 Term Loan, 1 Month LIBOR + 1.750%
1.852%(c)	06/22/26	77	76,766

			208,166

Media — 0.0%
Charter Communications Operating LLC,
Term Loan B-1, 1 Month LIBOR + 1.750%
1.860%(c)	04/30/25	152	151,563

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Media (cont’d.)
CSC Holdings LLC,
September 2019 Term Loan, 3 Month LIBOR + 2.500%
2.610%(c)	04/15/27	249	$245,418
Univision Communications, Inc.,
2021 Replacement Term Loan, 3 Month LIBOR + 3.250%
4.000%(c)	03/15/26	173	172,814
Virgin Media Bristol LLC,
N Facility, 1 Month LIBOR + 2.500%
2.610%(c)	01/31/28	50	49,465

			619,260

Packaging & Containers — 0.0%
Berry Global, Inc.,
Term Z Loan, 2 Month LIBOR + 1.750%
1.864%(c)	07/01/26	45	44,992

Pharmaceuticals — 0.0%
Bausch Health Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
3.104%(c)	06/02/25	27	26,596
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 - 3 Month LIBOR + 2.500%
3.500%(c)	03/01/24	520	518,987

			545,583

Retail — 0.0%
1011778 BC Unlimited Liability Co. (Canada),
Term Loan B-4, 1 Month LIBOR + 1.750%
1.854%(c)	11/19/26	126	124,063

Software — 0.0%
AthenaHealth, Inc.,
Additional Term B-1, 3 Month LIBOR + 4.250%
4.400%(c)	02/11/26	29	29,208

Telecommunications — 0.0%
Level 3 Financing, Inc.,
Tranche B 2027 Term Loans, 1 Month LIBOR + 1.750%
1.854%(c)	03/01/27	67	66,504
Numericable US LLC (France),
USD TLB-12 Term Loan, 3 Month LIBOR + 3.688%
3.811%(c)	01/31/26	134	132,837
West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%
5.000%(c)	10/10/24	405	383,521

			582,862

TOTAL BANK LOANS (cost $4,073,592)			4,046,854

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
20 Times Square Trust,
Series 2018-20TS, Class D, 144A
3.100%(cc)	05/15/35	300	291,678
Series 2018-20TS, Class E, 144A
3.100%(cc)	05/15/35	425	409,163
AREIT Trust,
Series 2021-CRE05, Class B, 144A, 1 Month LIBOR + 1.820% (Cap N/A, Floor 1.820%)
1.930%(c)	07/17/26	250	249,574

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BANK,
Series 2019-BN24, Class A3
2.960%	11/15/62	12	$12,707
Series 2021-BN32, Class XA
0.783%(cc)	04/15/54	1,079	61,388
Series 2021-BN35, Class A4
2.031%	06/15/64	3,000	2,961,778
Series 2021-BN36, Class A4
2.218%	09/15/64	2,100	2,103,743
Barclays Commercial Mortgage Trust,
Series 2021-C11, Class A4
2.043%	09/15/54	2,350	2,318,521
Benchmark Mortgage Trust,
Series 2019-B13, Class A3
2.701%	08/15/57	155	159,714
Series 2020-B22, Class A4
1.685%	01/15/54	3,700	3,557,091
Series 2021-B28, Class A4
1.980%	08/15/54	3,000	2,938,281
Series 2021-B29, Class A4
2.138%	09/15/54	2,200	2,184,912
BPR Trust,
Series 2021-TY, Class B, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.260%(c)	09/15/38	1,050	1,047,367
Series 2021-TY, Class C, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.810%(c)	09/15/38	250	249,373
Series 2021-TY, Class D, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
2.460%(c)	09/15/38	500	498,445
BX Commercial Mortgage Trust,
Series 2018-IND, Class F, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
1.910%(c)	11/15/35	980	979,409
Series 2020-FOX, Class F, 144A, 1 Month LIBOR + 4.250% (Cap N/A, Floor 4.250%)
4.360%(c)	11/15/32	286	286,467
Series 2021-CIP, Class E, 144A, 1 Month LIBOR + 2.820% (Cap N/A, Floor 2.820%)
2.920%(c)	12/15/28	1,500	1,499,547
Series 2021-VOLT, Class XCP, IO, 144A
2.106%(cc)	09/15/36	6,600	98,307
Series 2021-XL2, Class J, 144A, 1 Month LIBOR + 3.890% (Cap N/A, Floor 3.890%)
4.000%(c)	10/15/38	220	218,469
BX Trust,
Series 2021-ARIA, Class G, 144A, 1 Month LIBOR + 3.142% (Cap N/A, Floor 3.142%)
3.252%(c)	10/15/36	220	218,645
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A4
3.762%	06/10/48	135	143,972
Series 2018-C06, Class A4
4.412%	11/10/51	130	148,568

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.326%	11/10/47		579	$596,130
Series 2015-DC01, Class A4
3.078%	02/10/48		575	585,528
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37		1,600	1,683,200
Series 2017-CHOP, Class F, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.350%)
4.710%(c)	07/15/32		410	384,513
CSAIL Commercial Mortgage Trust,
Series 2019-C17, Class A4
2.763%	09/15/52		66	68,507
Deco DAC (Ireland),
Series 2019-RAM, Class A, 3 Month GBP LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.009%(c)	08/07/30	GBP	358	476,199
FHLMC Multifamily Structured Pass-Through Certificates,
Series K097, Class X1, IO
1.089%(cc)	07/25/29		5,437	399,451
Series K098, Class X1, IO
1.143%(cc)	08/25/29		237	18,242
Series K115, Class X1, IO
1.327%(cc)	06/25/30		3,896	380,759
Series K131, Class X1, IO
0.729%(cc)	07/25/31		10,197	632,710
Series KG03, Class X1, IO
1.381%(cc)	06/25/30		7,800	773,230
FREMF Mortgage Trust,
Series 2017-K63, Class X2A, IO, 144A
0.100%	02/25/50		243,851	979,134
GS Mortgage Securities Corp. II,
Series 2018-SRP05, Class C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 3.750%)
4.110%(c)	09/15/31		863	214,555
GS Mortgage Securities Corp. Trust,
Series 2018-LUAU, Class G, 144A, 1 Month LIBOR + 4.450% (Cap N/A, Floor 4.450%)
4.560%(c)	11/15/32		220	219,487
Series 2021-IP, Class D, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.210%(c)	10/15/36		100	99,833
Series 2021-IP, Class E, 144A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
3.660%(c)	10/15/36		120	119,809
GS Mortgage Securities Trust,
Series 2020-GC45, Class A4
2.658%	02/13/53		180	184,862
Series 2020-GSA02, Class A4
1.721%	12/12/53		745	717,797
IMT Trust,
Series 2017-APTS, Class FFL, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.960%(c)	06/15/34		563	561,274

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47		412	$426,428
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class E, 144A
4.613%(cc)	07/05/31		510	517,535
Series 2018-PHMZ, Class M, 144A, 1 Month LIBOR + 8.358% (Cap N/A, Floor 8.208%)
8.468%(c)	06/15/35		1,000	155,882
Series 2020-MKST, Class H, 144A, 1 Month LIBOR + 6.750% (Cap N/A, Floor 6.750%)
6.860%(c)	12/15/36		210	178,461
Series 2021-NYAH, Class F, 144A, 1 Month LIBOR + 2.190% (Cap N/A, Floor 2.190%)
2.300%(c)	06/15/38		220	218,630
Series 2021-NYAH, Class G, 144A, 1 Month LIBOR + 2.640% (Cap N/A, Floor 2.640%)
2.750%(c)	06/15/38		200	198,619
Series 2021-NYAH, Class XCP, IO, 144A
0.515%(cc)	06/15/38		20,085	196,604
Med Trust,
Series 2021-MDLN, Class E, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)
3.260%(c)	11/15/38		220	218,346
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A
2.941%(cc)	02/12/40		225	205,951
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A4
3.809%	12/15/48		750	802,709
Series 2016-BNK02, Class A3
2.791%	11/15/49		2,800	2,905,298
Series 2021-L06, Class A3
2.196%	06/15/54		3,000	2,962,334
Series 2021-L7, Class XA
1.108%(cc)	10/15/54		3,058	241,495
OPG Trust,
Series 2021-PORT, Class F, 144A, 1 Month LIBOR + 1.948% (Cap N/A, Floor 1.948%)
2.058%(c)	10/15/36		2,550	2,509,776
Taurus UK DAC (Ireland),
Series 2021-UK4A, Class B, 144A, SONIA + 1.500% (Cap N/A, Floor 0.000%)
1.550%(c)	08/17/31	GBP	297	400,440
Series 2021-UK4A, Class C, 144A, SONIA + 1.750% (Cap N/A, Floor 0.000%)
1.800%(c)	08/17/31	GBP	396	533,889
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	08/17/31	GBP	1,929	2,603,337
Wells Fargo Commercial Mortgage Trust,
Series 2021-C60, Class A3
2.061%	08/15/54		3,000	2,970,314

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $52,372,820)				49,978,387

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS — 5.6%
Aerospace & Defense — 0.1%
Airbus SE (France),
Sr. Unsec’d. Notes, EMTN
2.375%	06/09/40	EUR	100	$127,349
Boeing Co. (The),
Sr. Unsec’d. Notes
3.250%	02/01/35		60	60,470
3.550%	03/01/38		10	10,134
3.625%	02/01/31(a)		2,560	2,731,423
3.750%	02/01/50		10	10,362
5.150%	05/01/30		430	501,709
5.705%	05/01/40		100	128,500
5.805%	05/01/50		240	324,892
5.930%	05/01/60		80	110,914
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.875%	04/15/27(a)		1,242	1,287,942
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25		25	25,868
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
5.150%	05/01/40		75	97,072
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/32		35	34,987
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31		685	696,186

				6,147,808

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
2.450%	02/04/32		10	9,493
3.125%	06/15/31	EUR	255	322,514
3.400%	02/04/41		610	562,451
5.800%	02/14/39		60	72,232
5.950%	02/14/49		210	263,020
6.200%	02/14/59		92	120,116
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27		150	157,454
4.540%	08/15/47		180	188,183
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.950%	06/15/25		970	1,033,113
Gtd. Notes, EMTN
1.250%	03/13/27	EUR	305	353,150
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
6.150%	09/15/43		30	36,996
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		875	851,171

				3,969,893

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Airlines — 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26		11	$11,448
5.750%	04/20/29		10	10,694
Delta Air Lines, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	05/01/25		156	178,517
Sr. Unsec’d. Notes
2.900%	10/28/24		60	61,173
3.625%	03/15/22		80	80,092
3.800%	04/19/23		20	20,430
7.375%	01/15/26		60	70,452
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25		260	273,477
4.750%	10/20/28		120	131,261
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27		60	64,134
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		1,515	1,734,043
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.,
Sr. Sec’d. Notes, 144A
8.000%	09/20/25		48	52,977
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		40	41,736
4.625%	04/15/29		250	259,290

				2,989,724

Auto Manufacturers — 0.1%
American Honda Finance Corp.,
Sr. Unsec’d. Notes
0.750%	11/25/26	GBP	125	163,403
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32		75	76,781
4.750%	01/15/43		1,106	1,222,343
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		100	106,234
6.250%	10/02/43		1,525	2,085,849
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
2.350%	01/08/31		55	53,411
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
4.810%	09/17/30		515	576,315
RCI Banque SA (France),
Sr. Unsec’d. Notes, EMTN
2.000%	07/11/24	EUR	240	284,198
Volkswagen International Finance NV (Germany),
Gtd. Notes
3.875%(ff)	06/17/29(oo)	EUR	300	371,254
Gtd. Notes, Series 10Y
1.875%	03/30/27	EUR	100	122,097

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Volkswagen Leasing GmbH (Germany),
Gtd. Notes, EMTN
1.500%	06/19/26	EUR	100	$119,200
Volvo Car AB (Sweden),
Gtd. Notes, EMTN
2.500%	10/07/27	EUR	725	889,445

				6,070,530

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	03/15/26(a)		400	408,848
BorgWarner, Inc.,
Sr. Unsec’d. Notes
1.000%	05/19/31	EUR	100	111,995
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30		119	121,216
4.500%	02/15/32		100	100,613
5.625%	06/15/28		175	185,934

				928,606

Banks — 1.2%
ABN AMRO Bank NV (Netherlands),
Covered Bonds, EMTN
0.400%	09/17/41	EUR	100	110,027
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.800%	10/27/30	CNH	1,000	163,262
BAC Capital Trust XIV,
Ltd. Gtd. Notes, Series G, 3 Month LIBOR + 0.400% (Cap 0.000%, Floor 4.000%)
4.000%(c)	01/18/22(a)(oo)		1,750	1,737,949
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, EMTN
4.000%	01/21/19(d)	EUR	700	115,558
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A
7.625%(ff)	01/10/28(oo)		200	213,535
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	03/17/25(oo)		10	10,865
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25(oo)		1,425	1,445,132
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		130	130,629
Sr. Unsec’d. Notes, MTN
2.676%(ff)	06/19/41		1,010	970,980
2.884%(ff)	10/22/30		60	61,925
3.970%(ff)	03/05/29		240	262,791
4.078%(ff)	04/23/40		355	407,185
4.271%(ff)	07/23/29		275	306,565
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32		2,675	2,709,249
Sub. Notes
2.482%(ff)	09/21/36		50	48,393

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes, MTN
4.000%	01/22/25		265	$283,382
Barclays PLC (United Kingdom),
Jr. Sub. Notes
7.750%(ff)	09/15/23(oo)		200	214,648
8.000%(ff)	06/15/24(oo)		290	320,750
Sr. Unsec’d. Notes
2.667%(ff)	03/10/32(a)		1,370	1,358,929
BNP Paribas SA (France),
Jr. Sub. Notes
6.125%(ff)	06/17/22(oo)	EUR	420	490,664
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27		1,425	1,386,485
2.871%(ff)	04/19/32		435	440,701
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26		250	246,489
2.045%(ff)	10/19/27		250	247,865
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)		525	525,496
Jr. Sub. Notes, Series P
5.950%(ff)	05/15/25(oo)		560	598,231
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)		9	9,059
Sr. Unsec’d. Notes
2.666%(ff)	01/29/31		700	710,761
3.980%(ff)	03/20/30		25	27,578
4.075%(ff)	04/23/29		3,903	4,303,528
8.125%	07/15/39		150	254,506
Sub. Notes
4.400%	06/10/25		185	201,587
5.300%	05/06/44		100	130,785
Cooperatieve Rabobank UA (Netherlands),
Covered Bonds, EMTN
0.010%	07/02/30	EUR	100	112,057
Jr. Sub. Notes
3.250%(ff)	12/29/26(oo)	EUR	200	233,416
4.625%(ff)	12/29/25(oo)	EUR	800	997,575
Sr. Unsec’d. Notes, GMTN
3.500%	12/14/26	AUD	100	72,553
Credit Agricole SA (France),
Jr. Sub. Notes, 144A
7.500%(ff)	06/23/26(oo)	GBP	220	341,346
Sr. Unsec’d. Notes, EMTN
0.375%	04/20/28	EUR	200	224,240
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
5.250%(ff)	02/11/27(oo)		600	616,487
7.250%(ff)	09/12/25(oo)		200	219,500
7.500%(ff)	07/17/23(oo)		210	221,423
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27		365	352,801
3.091%(ff)	05/14/32		1,190	1,209,744
Danske Bank A/S (Denmark),
Jr. Sub. Notes, EMTN
5.875%(ff)	04/06/22(oo)	EUR	1,020	1,175,929

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, EMTN
2.250%(ff)	01/14/28	GBP	100	$136,038
Sub. Notes, EMTN
2.500%(ff)	06/21/29	EUR	355	423,004
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, EMTN
0.750%(ff)	02/17/27	EUR	300	341,077
Emirates NBD Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
3.050%	02/26/30	AUD	220	158,131
Sr. Unsec’d. Notes, MTN
4.750%	02/09/28	AUD	150	119,187
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.500%	07/02/25	CNH	1,000	158,160
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(oo)		215	212,643
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(oo)		110	111,548
Sr. Unsec’d. Notes
1.948%(ff)	10/21/27		45	44,851
2.383%(ff)	07/21/32		595	585,904
2.650%(ff)	10/21/32		75	75,497
2.908%(ff)	07/21/42		40	39,756
3.210%(ff)	04/22/42		60	62,118
3.375%	03/27/25	EUR	150	188,190
3.814%(ff)	04/23/29		1,675	1,823,092
4.017%(ff)	10/31/38		1,075	1,229,413
4.223%(ff)	05/01/29		150	166,687
4.750%	10/21/45		50	64,426
Sr. Unsec’d. Notes, EMTN
1.500%	12/07/27	GBP	100	132,471
Sub. Notes
5.150%	05/22/45		340	441,234
6.750%	10/01/37		200	283,584
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.375%(ff)	03/30/25(oo)		200	216,012
Sr. Unsec’d. Notes
2.206%(ff)	08/17/29		215	210,897
3.000%(ff)	07/22/28	GBP	300	424,329
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
0.250%(ff)	02/18/29	EUR	100	110,790
0.250%(ff)	02/01/30	EUR	100	109,817
1.726%(ff)	04/01/27		700	695,329
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		1,425	1,456,608
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26	GBP	100	132,626
2.069%(ff)	06/01/29		640	634,660
2.522%(ff)	04/22/31		40	40,464
2.525%(ff)	11/19/41		3,095	2,945,798
3.109%(ff)	04/22/51		40	41,272
3.702%(ff)	05/06/30		150	163,619

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.897%(ff)	01/23/49		30	$34,765
Sub. Notes
2.956%(ff)	05/13/31		210	217,327
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	200	233,358
Gov’t. Gtd. Notes, EMTN
0.875%	07/04/39	EUR	225	275,542
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	100	118,170
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32		280	274,326
2.699%(ff)	01/22/31		3,870	3,964,221
4.431%(ff)	01/23/30		200	227,745
Sr. Unsec’d. Notes, MTN
2.802%(ff)	01/25/52		10	9,818
Sub. Notes
2.484%(ff)	09/16/36		125	120,322
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.642%(ff)	06/14/27		200	196,969
Sr. Unsec’d. Notes, EMTN
1.750%(ff)	03/02/26	EUR	100	118,667
Sub. Notes
3.622%(ff)	08/14/30	GBP	100	140,905
QNB Finance Ltd. (Qatar),
Gtd. Notes, MTN
4.900%	02/01/28	AUD	100	80,303
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26		1,350	1,316,075
Sub. Notes, EMTN
1.000%(ff)	11/24/30	EUR	300	341,170
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)		300	300,972
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.000%(ff)	01/31/24(a)(oo)		400	430,464
Sr. Unsec’d. Notes, EMTN
0.250%(ff)	11/05/28	EUR	200	223,722
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26		365	365,399
3.127%(ff)	06/03/32		425	419,660
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
2.000%	04/27/26	EUR	150	181,961
Sr. Unsec’d. Notes, MTN
4.478%(ff)	04/04/31		2,405	2,788,613
5.013%(ff)	04/04/51		780	1,065,985
Sub. Notes, MTN
4.400%	06/14/46		100	118,367

				53,766,618

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		140	$169,111
4.900%	02/01/46		990	1,254,007
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.350%	06/01/40		60	70,561
4.500%	06/01/50		160	197,599
5.550%	01/23/49		300	414,933
5.800%	01/23/59		40	57,906

				2,164,117

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.000%	01/15/52		430	419,210
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40		5	4,794
Royalty Pharma PLC,
Gtd. Notes
2.200%	09/02/30		75	72,633

				496,637

Building Materials — 0.1%
Carrier Global Corp.,
Sr. Unsec’d. Notes
3.377%	04/05/40		75	78,231
CRH Funding BV (Ireland),
Gtd. Notes, EMTN
1.875%	01/09/24	EUR	175	206,188
Danfoss Finance I BV (Denmark),
Gtd. Notes, EMTN
0.375%	10/28/28	EUR	100	111,980
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28		650	676,097
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31		50	49,671
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		75	74,380
Owens Corning,
Sr. Unsec’d. Notes
4.300%	07/15/47		667	766,470
4.400%	01/30/48		40	46,873
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		225	229,797

				2,239,687

Chemicals — 0.1%
Ashland Services BV,
Gtd. Notes
2.000%	01/30/28	EUR	500	579,237

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		50	$60,176
5.375%	03/15/44		50	63,112
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43		945	1,213,390
LYB International Finance III LLC,
Gtd. Notes
3.375%	10/01/40		208	216,486
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		640	666,487
Valvoline, Inc.,
Gtd. Notes, 144A
4.250%	02/15/30		4	4,082
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		161	156,848
Westlake Chemical Corp.,
Sr. Unsec’d. Notes
3.125%	08/15/51		225	217,137

				3,176,955

Commercial Services — 0.1%
Amadeus IT Group SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.875%	09/24/28	EUR	200	241,708
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119		95	111,190
4.700%	11/01/2111		5	7,321
Cleveland Clinic Foundation (The),
Unsec’d. Notes
4.858%	01/01/2114		10	14,863
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	100	120,678
4.250%	09/25/30	GBP	100	151,425
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26		1,201	1,274,665
Johns Hopkins University,
Sr. Unsec’d. Notes, Series A
2.813%	01/01/60		15	15,268
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48		15	18,148
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		35	43,875
4.678%	07/01/2114		5	7,470
Nexi SpA (Italy),
Sr. Unsec’d. Notes
2.125%	04/30/29	EUR	880	983,483
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		50	49,886

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
President & Fellows of Harvard College,
Unsec’d. Notes
2.517%	10/15/50		5	$5,041
3.150%	07/15/46		20	22,720
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26		40	42,938
PSA Treasury Pte Ltd. (Singapore),
Gtd. Notes, GMTN
2.500%	04/12/26		200	207,081
United Rentals North America, Inc.,
Gtd. Notes
3.875%	02/15/31		20	20,311
4.875%	01/15/28		576	605,240
5.250%	01/15/30		170	184,044
University of Southern California,
Unsec’d. Notes, Series 2017
3.841%	10/01/47		20	23,531
Wesleyan University,
Unsec’d. Notes
4.781%	07/01/2116		70	98,864
Yale University,
Unsec’d. Notes, Series 2020
1.482%	04/15/30		10	9,758

				4,259,508

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
3.450%	02/09/45		50	55,837

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		500	497,302

Diversified Financial Services — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26		150	151,126
3.000%	10/29/28		150	152,249
3.300%	01/30/32		150	152,970
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	09/18/27		200	210,542
CDP Financial, Inc. (Canada),
Gtd. Notes
5.600%	11/25/39		250	355,074
CPPIB Capital, Inc. (Canada),
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	603	692,619
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
3.370%(cc)	12/21/65		630	516,142
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
0.700%	06/15/23		500	499,576
3.000%	06/15/50		25	25,261

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes
2.625%	10/15/31		200	$197,485
Nasdaq, Inc.,
Sr. Unsec’d. Notes
3.250%	04/28/50		75	76,357
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31		200	197,166
OneMain Finance Corp.,
Gtd. Notes
7.125%	03/15/26		765	875,067
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes
0.500%	05/06/25	EUR	374	433,606
2.000%	04/16/31		658	661,354
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	760	856,242
0.900%	05/20/41	EUR	226	254,846
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23		30	30,971
5.250%	08/15/22		4	4,092
5.500%	02/15/24		70	75,139
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
3.950%	04/23/30		400	412,192
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	100	113,340
PSP Capital, Inc. (Canada),
Gtd. Notes, 144A
1.625%	10/26/28		609	607,155
Societe Generale SFH SA (France),
Covered Bonds
0.750%	01/29/27	EUR	200	236,383
The Vanguard Group Inc.,
Unsec’d. Notes
3.050%	08/22/50^		220	215,136

				8,002,090

Electric — 0.2%
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	200	223,647
Cadent Finance PLC (United Kingdom),
Gtd. Notes, EMTN
0.625%	03/19/30	EUR	255	285,101
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		15	14,468
4.500%	02/15/28		15	15,560
Sr. Unsec’d. Notes, 144A
5.000%	02/01/31		20	20,194
5.125%	03/15/28	1,500		1,524,174
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes
5.000%	09/29/36		158	166,781

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		150	$167,792
Sr. Unsec’d. Notes, Series C
2.250%	08/15/31		50	48,977
E.ON SE (Germany),
Sr. Unsec’d. Notes, EMTN
1.625%	05/22/29	EUR	50	61,682
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.250%	07/12/31		200	193,735
Gtd. Notes, EMTN
0.500%	06/17/30	EUR	100	111,601
Engie SA (France),
Jr. Sub. Notes
3.250%(ff)	11/28/24(oo)	EUR	200	244,594
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		200	215,683
Sr. Unsec’d. Notes, 144A, MTN
6.750%	08/06/23		200	205,524
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46		100	120,682
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31		500	675,350
Iberdrola International BV (Spain),
Gtd. Notes, Series NC5
1.874%(ff)	01/28/26(oo)	EUR	200	231,930
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, EMTN
7.750%	12/15/27		250	318,573
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.750%	11/01/29		50	51,566
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		175	182,071
Gtd. Notes, 144A
3.625%	02/15/31		64	62,691
Sr. Sec’d. Notes, 144A
2.000%	12/02/25(a)		405	407,788
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	145	173,989
Ontario Electricity Financial Corp. (Canada),
Local Gov’t. Gtd. Notes, Series 40
2.427%(s)	04/11/31	CAD	100	64,368
Pacific Gas & Electric Co.,
First Mortgage
2.500%	02/01/31		50	47,633
3.300%	08/01/40		20	18,610
3.500%	08/01/50		60	56,091
4.550%	07/01/30		505	547,752
Sr. Sec’d. Notes
3.250%	06/01/31		50	50,227

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	100	$109,410
Sr. Unsec’d. Notes, 144A
1.875%	11/05/31	EUR	200	218,819
PG&E Corp.,
Sr. Sec’d. Notes
5.250%	07/01/30(a)		675	707,682
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		25	24,798
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28		225	221,614
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		50	60,547
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50		25	23,008
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		150	152,188
8.000%(ff)	10/15/26(oo)		725	766,922
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		245	254,332
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		100	103,115
3.700%	01/30/27		455	472,849
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.500%	12/01/49		50	53,687

				9,677,805

Electrical Components & Equipment — 0.0%
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.250%	06/15/28		475	522,272

Electronics — 0.0%
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		10	9,979

Engineering & Construction — 0.1%
Aeroporti di Roma SpA (Italy),
Sr. Unsec’d. Notes, EMTN
1.750%	07/30/31	EUR	255	296,394
Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN
2.000%	02/15/33	EUR	1,400	1,514,920
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes, EMTN
1.500%	02/11/30	EUR	150	176,050
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		250	259,703

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Engineering & Construction (cont’d.)
5.500%	07/31/47		250	$250,269

				2,497,336

Entertainment — 0.0%
Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29		125	125,710
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		600	628,205
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		5	5,086
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25		4	4,200

				763,201

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.250%	06/01/25		20	20,574

Foods — 0.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.250%	03/15/26		10	10,218
3.500%	03/15/29(a)		95	95,072
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	1,190	1,551,450
Bellis Finco PLC (United Kingdom),
Gtd. Notes
4.000%	02/16/27	GBP	500	639,663
JBS USA Food Co.,
Gtd. Notes, 144A
5.750%	01/15/28		300	313,547
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		37	40,246
Kraft Heinz Foods Co.,
Gtd. Notes
4.250%	03/01/31		10	11,378
4.375%	06/01/46		465	545,721
4.875%	10/01/49		155	195,222
5.000%	06/04/42		10	12,449
5.200%	07/15/45		55	70,111
5.500%	06/01/50		24	32,536
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		125	128,409
4.375%	01/31/32		125	128,961
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.375%	03/17/41	EUR	100	110,761
Post Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31		150	148,873

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Sigma Alimentos SA de CV (Mexico),
Gtd. Notes
4.125%	05/02/26		200	$211,565
Sysco Corp.,
Gtd. Notes
5.950%	04/01/30		25	31,249

				4,277,431

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
4.500%	08/01/24		225	239,068
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		120	122,067

				361,135

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		45	49,917
5.875%	08/20/26		625	699,086
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		75	76,907
National Grid Gas PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	100	120,360
Terega SA (France),
Sr. Unsec’d. Notes
0.875%	09/17/30	EUR	200	226,388

				1,172,658

Healthcare-Products — 0.0%
Avantor Funding, Inc.,
Sr. Sec’d. Notes
2.625%	11/01/25	EUR	1,355	1,579,372
Baxter International, Inc.,
Sr. Unsec’d. Notes, 144A
0.868%	12/01/23		75	74,695
DH Europe Finance Sarl,
Gtd. Notes
1.200%	06/30/27	EUR	100	119,021
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		75	74,739
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29		75	76,168
Thermo Fisher Scientific Finance I BV,
Gtd. Notes
1.625%	10/18/41	EUR	100	115,924

				2,039,919

Healthcare-Services — 0.1%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
4.272%	08/15/48		25	31,434

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Unsec’d. Notes, Series 2020
2.211%	06/15/30		30	$30,010
3.008%	06/15/50		50	52,105
Anthem, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51		50	55,592
4.625%	05/15/42		20	24,905
Ascension Health,
Sr. Unsec’d. Notes
3.945%	11/15/46		5	6,160
Sr. Unsec’d. Notes, Series B
2.532%	11/15/29		15	15,627
3.106%	11/15/39		10	10,654
BayCare Health System, Inc.,
Sr. Unsec’d. Notes, Series 2020
3.831%	11/15/50		5	5,950
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		75	73,483
CommonSpirit Health,
Sr. Sec’d. Notes
3.817%	10/01/49		60	68,857
3.910%	10/01/50		125	139,401
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		750	731,535
4.625%	06/01/30		20	20,531
Dignity Health,
Sec’d. Notes
5.267%	11/01/64		120	167,679
Hackensack Meridian Health, Inc.,
Sec’d. Notes, Series 2020
2.675%	09/01/41		85	83,274
Sr. Sec’d. Notes
4.211%	07/01/48		100	123,613
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30		174	183,772
5.375%	02/01/25		10	10,988
5.375%	09/01/26		10	11,276
5.625%	09/01/28		10	11,680
5.875%	02/01/29		24	28,619
7.500%	11/15/95		110	159,487
7.690%	06/15/25		10	11,775
Sr. Sec’d. Notes
3.500%	07/15/51		610	625,344
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48		20	24,261
IQVIA, Inc.,
Gtd. Notes
2.250%	03/15/29	EUR	1,390	1,577,434
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		55	68,059
Unsec’d. Notes, Series 2021
2.810%	06/01/41		20	20,095

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Mayo Clinic,
Unsec’d. Notes, Series 2016
4.128%	11/15/52	15	$19,025
Methodist Hospital (The),
Unsec’d. Notes, Series 20A
2.705%	12/01/50	65	63,152
Montefiore Obligated Group,
Unsec’d. Notes
4.287%	09/01/50	15	14,718
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56	30	38,960
4.763%	08/01/2116	5	6,981
Unsec’d. Notes, Series 2019
3.954%	08/01/2119	30	36,236
OhioHealth Corp.,
Unsec’d. Notes, Series 2020
3.042%	11/15/50	5	5,227
Orlando Health Obligated Group,
Sr. Unsec’d. Notes
3.327%	10/01/50	20	20,893
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2018
4.787%	11/15/48	5	6,644
Piedmont Healthcare, Inc.,
Sec’d. Notes
2.864%	01/01/52	160	156,382
Sec’d. Notes, Series 2042
2.719%	01/01/42	205	199,716
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26	500	527,539
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
5.125%	11/01/27	145	151,175
Texas Health Resources,
Sec’d. Notes
4.330%	11/15/55	5	6,644
Sec’d. Notes, Series 2019
3.372%	11/15/51	5	5,541
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40	75	73,469
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.125%	05/15/60	10	10,355
4.750%	07/15/45	25	32,715
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018
4.813%	09/01/48	85	108,944

			5,857,916

Home Builders — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	04/01/30	175	173,699
6.625%	01/15/28	4	4,222

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Beazer Homes USA, Inc.,
Gtd. Notes
7.250%	10/15/29		4	$4,460
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
6.250%	09/15/27(a)		400	419,162
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27		5	5,266
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43		10	12,617
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
6.625%	07/15/27		350	368,641
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		20	22,120

				1,010,187

Insurance — 0.1%
AIA Group Ltd. (Hong Kong),
Sub. Notes, GMTN
0.880%(ff)	09/09/33	EUR	100	112,103
American International Group, Inc.,
Sr. Unsec’d. Notes
3.400%	06/30/30		70	75,895
4.800%	07/10/45		25	31,716
Assicurazioni Generali SpA (Italy),
Jr. Sub. Notes, EMTN
4.596%(ff)	11/21/25(oo)	EUR	305	385,885
AXA SA (France),
Sub. Notes, EMTN
5.125%(ff)	07/04/43	EUR	100	122,340
Brighthouse Financial Global Funding,
Sr. Sec’d. Notes, 144A, MTN
2.000%	06/28/28		50	49,186
Brighthouse Financial, Inc.,
Sr. Unsec’d. Notes
5.625%	05/15/30		175	208,911
Chubb INA Holdings, Inc.,
Gtd. Notes
2.850%	12/15/51		10	10,059
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		965	994,047
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49		25	27,361
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29	1,135		1,306,923
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28		75	74,226

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
5.625%	09/20/30	GBP	205	$329,475
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30		75	74,170
Swiss Re Finance UK PLC,
Gtd. Notes, EMTN
2.714%(ff)	06/04/52	EUR	200	243,470
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		135	137,471

				4,183,238

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.700%	06/03/60	2,840		2,733,695
2.875%	05/12/41		35	36,149
4.050%	08/22/47		150	182,608
4.250%	08/22/57		90	115,438
Expedia Group, Inc.,
Gtd. Notes
2.950%	03/15/31		185	185,054
Prosus NV (China),
Sr. Unsec’d. Notes, 144A, MTN
3.061%	07/13/31		430	419,846
4.027%	08/03/50		300	287,718
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
2.880%	04/22/31		200	203,830

				4,164,338

Iron/Steel — 0.0%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
3.250%	01/15/31		135	142,411
3.450%	04/15/30		794	848,339

				990,750

Lodging — 0.0%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		20	19,913
5.375%	05/01/25		30	31,192
5.750%	05/01/28		14	14,961
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		10	10,325
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
2.900%	06/25/25		10	10,012
3.200%	08/08/24		140	142,269
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series HH
2.850%	04/15/31		165	164,607

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25		400	$417,760
5.400%	08/08/28		200	215,991
Sr. Unsec’d. Notes, 144A
2.300%	03/08/27		200	188,345
3.250%	08/08/31		200	187,082
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.625%	08/26/28		200	184,076

				1,586,533

Machinery-Diversified — 0.1%
TK Elevator Midco GmbH (Germany),
Sr. Sec’d. Notes, 144A
4.375%	07/15/27	EUR	960	1,129,331
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28		945	1,074,154

				2,203,485

Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32		240	247,405
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		25	25,266
5.000%	02/01/28		10	10,368
5.125%	05/01/27		51	52,793
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.500%	06/01/41		60	58,482
3.900%	06/01/52		1,860	1,861,211
4.800%	03/01/50		10	11,210
5.050%	03/30/29		100	114,936
5.750%	04/01/48		100	124,866
6.834%	10/23/55		80	114,589
Comcast Corp.,
Gtd. Notes, 144A
2.937%	11/01/56		65	61,916
Cox Communications, Inc.,
Gtd. Notes, 144A
1.800%	10/01/30		100	93,960
2.950%	10/01/50		25	23,511
CSC Holdings LLC,
Gtd. Notes, 144A
4.500%	11/15/31		200	197,705
6.500%	02/01/29		925	992,397
Discovery Communications LLC,
Gtd. Notes
4.125%	05/15/29		200	220,603
5.300%	05/15/49		1,020	1,289,662
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		60	54,593
5.875%	11/15/24		165	169,444

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
7.750%	07/01/26(a)		500	$528,151
Time Warner Cable LLC,
Sr. Sec’d. Notes
7.300%	07/01/38		360	509,765
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25(a)		600	605,993
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
4.600%	01/15/45		930	1,117,082
4.950%	01/15/31		205	242,286
Ziggo BV (Netherlands),
Sr. Sec’d. Notes
2.875%	01/15/30	EUR	650	736,414

				9,464,608

Mining — 0.1%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.625%	09/11/24		200	209,981
4.000%	09/11/27		200	215,539
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
3.150%	01/14/30		200	204,005
Freeport-McMoRan, Inc.,
Gtd. Notes
4.550%	11/14/24		10	10,713
4.625%	08/01/30		20	21,447
5.450%	03/15/43		50	62,856
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
4.125%	03/12/24		80	84,144
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27		925	1,034,096
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30		960	947,378
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.250%	11/08/42		80	101,102
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	07/15/41		730	972,054
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27		110	119,799

				3,983,114

Multi-National — 0.0%
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, GMTN
5.000%	10/06/26	IDR	3,449,000	240,018
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	200	250,064

				490,082

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		130	$133,400

Oil & Gas — 0.7%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26		840	871,233
Apache Corp.,
Sr. Unsec’d. Notes
4.375%	10/15/28		270	294,264
4.750%	04/15/43		20	22,002
4.875%	11/15/27		100	109,148
5.100%	09/01/40(a)		480	542,477
5.250%	02/01/42		110	127,167
5.350%	07/01/49		80	91,686
6.000%	01/15/37		40	48,947
7.375%	08/15/47		100	125,717
Berry Petroleum Co. LLC,
Gtd. Notes, 144A
7.000%	02/15/26		60	59,763
BP Capital Markets America, Inc.,
Gtd. Notes
3.001%	03/17/52		40	39,213
3.379%	02/08/61		50	51,605
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.104%	11/15/34	EUR	100	111,691
3.625%(ff)	03/22/29(oo)	EUR	205	250,931
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32		10	9,794
3.750%	02/15/52		10	10,075
5.250%	06/15/37		1,065	1,262,563
Chevron Corp.,
Sr. Unsec’d. Notes
3.078%	05/11/50		10	10,625
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		45	46,178
ConocoPhillips,
Gtd. Notes, 144A
4.300%	08/15/28		150	168,813
Continental Resources, Inc.,
Gtd. Notes, 144A
5.750%	01/15/31		180	212,169
Coterra Energy, Inc.,
Sr. Unsec’d. Notes, 144A
3.900%	05/15/27		110	118,499
4.375%	03/15/29		150	168,573
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30		14	15,027
4.750%	05/15/42		112	129,596
5.000%	06/15/45		208	252,829
5.250%	10/15/27		32	33,705
5.600%	07/15/41		60	75,534
5.850%	12/15/25		140	160,175

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
5.875%	06/15/28		40	$43,374
7.875%	09/30/31		35	49,508
7.950%	04/15/32		10	14,050
8.250%	08/01/23		180	196,309
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24		135	140,154
3.250%	12/01/26		2,186	2,307,546
3.500%	12/01/29		10	10,599
4.400%	03/24/51		50	57,388
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.375%	06/26/26		240	253,340
5.875%	09/18/23		265	280,977
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		115	115,744
5.375%	03/30/28		250	246,371
5.875%	03/30/31		5	4,905
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.950%	04/15/50		20	27,163
EQT Corp.,
Sr. Unsec’d. Notes
3.900%	10/01/27		80	85,936
7.500%	02/01/30		20	25,676
Sr. Unsec’d. Notes, 144A
3.125%	05/15/26		870	894,442
3.625%	05/15/31		50	52,172
Equinor ASA (Norway),
Gtd. Notes
3.700%	04/06/50		15	17,215
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
3.452%	04/15/51		190	206,179
4.327%	03/19/50		90	110,763
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
2.500%	03/21/26	EUR	100	117,801
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		50	54,542
5.600%	02/15/41		20	24,698
7.300%	08/15/31		55	73,521
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25		10	10,591
Lukoil Capital DAC (Russia),
Gtd. Notes, 144A
3.600%	10/26/31		310	302,690
Lundin Energy Finance BV (Netherlands),
Gtd. Notes, 144A
3.100%	07/15/31		630	636,674
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.800%	04/01/28		1,205	1,297,226

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29		10	$10,488
7.125%	02/01/27		675	718,860
Northern Oil & Gas Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	03/01/28		50	52,832
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.855%(s)	10/10/36		2,680	1,521,536
3.200%	08/15/26		80	82,386
4.100%	02/15/47		80	78,710
4.200%	03/15/48		240	239,963
4.400%	04/15/46		390	402,492
4.500%	07/15/44		150	154,449
4.625%	06/15/45(a)		350	364,000
5.550%	03/15/26		45	50,090
5.875%	09/01/25		10	11,011
6.125%	01/01/31(a)		740	898,226
6.450%	09/15/36		100	127,504
6.600%	03/15/46(a)		310	402,345
6.625%	09/01/30		150	185,680
6.950%	07/01/24		70	77,830
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25		175	188,134
5.600%	01/03/31(a)		404	430,015
6.625%	01/16/34	GBP	445	666,064
6.850%	06/05/2115		270	268,699
6.900%	03/19/49		35	37,306
7.250%	03/17/44		65	72,037
7.375%	01/17/27		215	249,712
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26		40	40,496
4.750%	02/26/29	EUR	700	786,130
5.350%	02/12/28		35	34,883
6.375%	01/23/45		249	216,560
6.500%	03/13/27		815	869,362
6.840%	01/23/30		212	219,839
7.690%	01/23/50		300	289,381
Gtd. Notes, EMTN
3.750%	02/21/24	EUR	300	350,546
4.875%	02/21/28	EUR	550	627,302
Gtd. Notes, MTN
6.875%	08/04/26		31	34,037
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
2.480%	01/28/32		400	401,269
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
2.150%	01/15/31		710	685,558
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
3.125%	07/12/41		200	202,256

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25(a)		535	$553,656
5.000%	03/15/23		130	132,719
8.250%	01/15/29(a)		180	200,894
SA Global Sukuk Ltd. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.694%	06/17/31		200	201,153
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31		1,135	1,156,730
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30		200	194,641
Shell International Finance BV (Netherlands),
Gtd. Notes
2.750%	04/06/30		20	20,920
3.250%	04/06/50		70	74,614
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes
2.950%	11/12/29		200	208,522
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32		740	780,037
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	03/04/51		480	520,219
TotalEnergies SE (France),
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	205	231,587
UGI International LLC,
Gtd. Notes, 144A
2.500%	12/01/29	EUR	150	168,490
Wintershall Dea Finance BV (Germany),
Gtd. Notes
0.840%	09/25/25	EUR	100	115,485
1.823%	09/25/31	EUR	100	116,903

				29,802,111

Packaging & Containers — 0.0%
Ball Corp.,
Gtd. Notes
3.125%	09/15/31		40	39,589
Verallia SA (France),
Gtd. Notes
1.625%	05/14/28	EUR	1,400	1,631,186

				1,670,775

Pharmaceuticals — 0.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39		2,765	3,169,534
4.250%	11/21/49		125	150,073
4.850%	06/15/44		60	75,213
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		191	201,962

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
9.250%	04/01/26(a)		1,370	$1,454,941
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28		10	9,305
5.000%	02/15/29		35	31,062
5.250%	01/30/30		270	238,728
6.250%	02/15/29		1,160	1,103,766
7.250%	05/30/29		30	29,721
Sr. Sec’d. Notes, 144A
4.875%	06/01/28		10	10,260
5.500%	11/01/25		90	91,369
Bayer AG (Germany),
Sr. Unsec’d. Notes
1.375%	07/06/32	EUR	200	233,017
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28		1,150	1,307,326
Sr. Unsec’d. Notes
3.400%	03/15/50		135	140,811
3.400%	03/15/51		540	567,703
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40		1,560	1,498,280
4.250%	04/01/50		10	12,076
4.780%	03/25/38		40	48,739
5.050%	03/25/48		420	549,549
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.700%	06/10/27		50	50,333
1.900%	12/10/28		30	30,131
2.150%	12/10/31		25	25,075
2.750%	12/10/51		5	4,975
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.700%	05/28/50		30	30,214
Teva Pharmaceutical Finance Co. LLC (Israel),
Gtd. Notes
6.150%	02/01/36(a)		280	296,456
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.800%	07/21/23		20	20,031
3.150%	10/01/26		217	205,271
4.100%	10/01/46(a)		1,717	1,450,792
5.125%	05/09/29		520	513,448
7.125%	01/31/25		280	300,690
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46		160	196,165
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40		1,570	1,674,653

				15,721,669

Pipelines — 0.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29(a)		375	396,114

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
7.875%	05/15/26	25	$27,544
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	12/15/25	50	53,156
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
3.302%	01/15/35	100	104,830
3.701%	01/15/39	150	162,834
Cheniere Energy Partners LP,
Gtd. Notes, 144A
3.250%	01/31/32	70	70,770
Cheniere Energy, Inc.,
Sr. Sec’d. Notes
4.625%	10/15/28	30	31,891
DCP Midstream LP,
Jr. Sub. Notes, Series A
7.375%(ff)	12/15/22(oo)	70	69,062
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.450%	11/03/36	10	13,089
6.750%	09/15/37	170	227,272
Energy Transfer LP,
Jr. Sub. Notes, Series B
6.625%(ff)	02/15/28(oo)	280	265,834
Jr. Sub. Notes, Series F
6.750%(ff)	05/15/25(oo)	250	252,127
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	820	836,719
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	260	266,855
Sr. Unsec’d. Notes
5.000%	05/15/50	80	92,115
5.300%	04/15/47	390	449,418
5.400%	10/01/47	970	1,144,039
5.950%	10/01/43	80	97,197
6.000%	06/15/48	320	400,200
6.100%	02/15/42	40	49,019
6.250%	04/15/49	100	130,773
6.500%	02/01/42	60	77,044
6.850%	02/15/40	30	38,660
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29	50	53,113
3.300%	02/15/53	10	9,968
4.250%	02/15/48	100	113,955
4.450%	02/15/43	25	28,702
5.100%	02/15/45	30	37,288
5.375%(ff)	02/15/78	90	90,572
5.950%	02/01/41	40	53,229
6.125%	10/15/39	60	81,651
6.450%	09/01/40	80	110,782
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.160%	03/31/34	200	196,317
Gulfstream Natural Gas System LLC,
Sr. Unsec’d. Notes, 144A
6.190%	11/01/25	625	720,989

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.700%	11/01/42	540	$608,753
6.375%	03/01/41	110	145,519
6.500%	09/01/39	120	160,122
6.550%	09/15/40	110	147,931
Gtd. Notes, MTN
6.950%	01/15/38	10	13,850
Kinder Morgan, Inc.,
Gtd. Notes
5.050%	02/15/46	190	227,512
5.300%	12/01/34	100	120,546
MPLX LP,
Sr. Unsec’d. Notes
5.200%	03/01/47	685	838,316
5.500%	02/15/49	170	217,404
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49	1,015	1,121,529
5.200%	07/15/48	310	375,712
Plains All American Pipeline LP,
Jr. Sub. Notes, Series B
6.125%(ff)	11/15/22(oo)	70	59,446
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.700%	06/15/44	200	213,321
5.150%	06/01/42	660	734,998
6.700%	05/15/36	50	61,773
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40	695	785,359
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.875%	02/01/31	40	43,456
5.375%	02/01/27	10	10,302
5.500%	03/01/30	20	21,878
Gtd. Notes, 144A
4.000%	01/15/32	10	10,470
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
7.850%	02/01/26	240	293,184
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	25	26,023
4.125%	08/15/31	25	26,675
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25	100	104,756
4.350%	02/01/25	30	31,237
4.500%	03/01/28	110	120,111
4.650%	07/01/26	20	21,766
4.750%	08/15/28	110	121,924
5.300%	02/01/30(a)	215	236,090
5.300%	03/01/48	60	72,297
5.450%	04/01/44	180	215,060
5.500%	08/15/48	170	203,226
6.500%	02/01/50(a)	555	656,036

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30		150	$160,218
3.600%	03/15/22		300	300,290
3.750%	06/15/27		110	118,849
5.100%	09/15/45		10	12,345
5.750%	06/24/44		150	195,306
6.300%	04/15/40		80	108,254
8.750%	03/15/32		240	356,000

				16,050,972

Private Equity — 0.0%
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
2.200%	07/24/25	EUR	305	366,513

Real Estate — 0.0%
Balder Finland OYJ (Sweden),
Gtd. Notes, EMTN
1.000%	01/20/29	EUR	255	281,165
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28		550	586,402
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
5.250%	04/15/29		400	395,756
Logicor Financing Sarl (Luxembourg),
Gtd. Notes, EMTN
1.625%	07/15/27	EUR	305	359,790
Sun Hung Kai Properties Capital Market Ltd. (Hong Kong),
Gtd. Notes, EMTN
3.160%	01/25/28	CNH	2,000	309,244

				1,932,357

Real Estate Investment Trusts (REITs) — 0.3%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.500%	08/16/31		10	9,783
4.050%	07/01/30		1,032	1,133,197
4.125%	05/15/29		145	160,536
Corporate Office Properties LP,
Gtd. Notes
2.750%	04/15/31		785	780,775
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.300%	07/01/30		25	26,418
Digital Euro Finco LLC,
Gtd. Notes
1.125%	04/09/28	EUR	305	352,222
Diversified Healthcare Trust,
Gtd. Notes
9.750%	06/15/25		650	703,154
Sr. Unsec’d. Notes
4.750%	02/15/28		116	114,318
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31		165	176,110
5.375%	04/15/26		845	943,816

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	01/15/28		145	$157,022
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
0.993%	10/15/26	EUR	200	226,620
Realty Income Corp.,
Sr. Unsec’d. Notes
3.100%	12/15/29		1,005	1,067,363
Simon Property Group LP,
Sr. Unsec’d. Notes
2.250%	01/15/32		80	78,081
Spirit Realty LP,
Gtd. Notes
2.700%	02/15/32		732	726,139
3.400%	01/15/30		185	194,307
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		890	928,370
Ventas Realty LP,
Gtd. Notes
2.500%	09/01/31		85	84,139
4.400%	01/15/29		85	96,433
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		10	10,196
4.250%	12/01/26		10	10,413
4.625%	12/01/29(a)		450	479,178
Welltower, Inc.,
Sr. Unsec’d. Notes
2.800%	06/01/31		1,435	1,467,062
4.125%	03/15/29		125	139,805
4.800%	11/20/28	GBP	205	324,544
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.250%	04/01/33		655	623,380

				11,013,381

Retail — 0.0%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.500%	02/15/29		35	34,649
3.875%	01/15/28		95	96,187
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.250%	10/30/25	EUR	1,355	1,583,059
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A
4.375%	01/27/25		200	212,039
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.125%	12/15/49		30	31,623
Sally Holdings LLC/Sally Capital, Inc.,
Sec’d. Notes, 144A
8.750%	04/30/25		100	106,584

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31	45	$44,563

			2,108,704

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	125	135,536
Broadcom, Inc.,
Gtd. Notes, 144A
2.600%	02/15/33	305	295,817
3.500%	02/15/41	1,195	1,216,834
Sr. Unsec’d. Notes, 144A
3.187%	11/15/36	7	7,023
Intel Corp.,
Sr. Unsec’d. Notes
2.000%	08/12/31	40	39,743
3.050%	08/12/51	5	5,128
Microchip Technology, Inc.,
Sr. Sec’d. Notes
4.333%	06/01/23	284	296,100
Sr. Sec’d. Notes, 144A
0.983%	09/01/24	40	39,303
Micron Technology, Inc.,
Sr. Unsec’d. Notes
2.703%	04/15/32	55	55,223
NXP BV/NXP Funding LLC (China),
Gtd. Notes, 144A
4.625%	06/01/23	500	523,562
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
2.650%	02/15/32	50	50,184
3.125%	02/15/42	30	30,163
3.400%	05/01/30	15	15,995

			2,710,611

Software — 0.1%
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
2.950%	02/15/51	50	47,452
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.100%	03/01/41	540	544,180
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29	1,250	1,344,386
Microsoft Corp.,
Sr. Unsec’d. Notes
3.041%	03/17/62	75	80,749
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/22	250	250,987
3.600%	04/01/50	50	48,966
salesforce.com, Inc.,
Sr. Unsec’d. Notes
1.500%	07/15/28	100	98,852

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Software (cont’d.)
1.950%	07/15/31		25	$24,761
2.700%	07/15/41		25	24,934
2.900%	07/15/51		10	10,195

				2,475,462

Telecommunications — 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.600%	05/19/28	EUR	175	210,586
3.550%	09/15/55		245	245,452
3.650%	09/15/59		1,670	1,685,761
5.200%	11/18/33	GBP	100	173,092
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27		50	47,111
CommScope, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	03/01/26		775	802,936
Digicel International Finance Ltd./Digicel International Holdings Ltd.
(Jamaica),
Gtd. Notes, 144A
8.000%	12/31/26		500	487,200
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		150	147,157
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
5.125%	10/15/26	EUR	425	505,487
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
0.373%	03/03/23		475	473,053
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, EMTN
2.625%	04/08/31		200	200,913
Orange SA (France),
Jr. Sub. Notes, EMTN
2.375%(ff)	01/15/25(oo)	EUR	200	236,947
Sr. Unsec’d. Notes, EMTN
1.625%	04/07/32	EUR	100	124,099
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		54	81,009
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25		1,160	1,336,298
7.875%	09/15/23		34	37,515
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26		14	14,016
2.625%	02/15/29		40	39,373
2.875%	02/15/31		40	39,491
Gtd. Notes, 144A
3.500%	04/15/31		60	62,190
Sr. Sec’d. Notes
2.550%	02/15/31		2,335	2,324,115
3.300%	02/15/51		40	39,051
3.875%	04/15/30		355	388,464

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
4.500%	04/15/50		50	$58,583
Verizon Communications, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
1.211%(c)	03/16/22		800	801,370
Sr. Unsec’d. Notes
2.850%	09/03/41		35	34,558
3.400%	03/22/41		1,440	1,511,226
3.550%	03/22/51		60	64,655
3.850%	11/01/42		10	11,152
4.500%	08/10/33		175	206,179
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes
3.250%	01/31/31	EUR	1,380	1,559,889

				13,948,928

Transportation — 0.0%
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.450%	12/02/31		20	20,355
3.000%	12/02/41		10	10,225
3.100%	12/02/51		5	5,114
CP - Comboios de Portugal EPE (Portugal),
Sr. Unsec’d. Notes
5.700%	03/05/30	EUR	200	310,772
Kazakhstan Temir Zholy National Co. JSC (Kazakhstan),
Gtd. Notes
3.250%	12/05/23	CHF	170	196,367
3.638%	06/20/22	CHF	100	111,396
La Poste SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	07/18/29	EUR	100	109,413
Regie Autonome des Transports Parisiens (France),
Sr. Unsec’d. Notes, EMTN
0.400%	12/19/36	EUR	100	113,810
Russian Railways Via RZD Capital PLC (Russia),
Sr. Unsec’d. Notes
7.487%	03/25/31	GBP	135	241,527
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.950%	03/10/52		30	30,429
XPO CNW, Inc.,
Sr. Unsec’d. Notes
6.700%	05/01/34		130	159,574

				1,308,982

Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/51		25	26,107

TOTAL CORPORATE BONDS (cost $250,536,930)				249,311,845

MUNICIPAL BONDS — 0.0%
California — 0.0%
State of California,
General Obligation Unlimited, Taxable, BABs
7.550%	04/01/39		5	8,344

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (cont’d.)
University of California,
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115	1	$1,426

			9,770

Illinois — 0.0%
State of Illinois,
General Obligation Unlimited, Taxable
5.100%	06/01/33	10	11,500

Michigan — 0.0%
City of Detroit,
General Obligation Limited, Series B-1
4.000%(cc)	04/01/44	70	66,588
Michigan Finance Authority,
Taxable, Revenue Bonds
3.384%	12/01/40	40	43,763

			110,351

New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	30	47,380
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	2	3,255

			50,635

New York — 0.0%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	50	62,995
New York State Urban Development Corp.,
Taxable, Revenue Bonds, BABs, Series ST
5.770%	03/15/39	40	48,284
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds
4.031%	09/01/48	10	11,927
Consolidated, Taxable, Revenue Bonds, Series 192
4.810%	10/15/65	20	27,448
Revenue Bonds
4.458%	10/01/62	5	6,646

			157,300

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.048%	12/01/56	5	6,606

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	10	14,277

Texas — 0.0%
City of San Antonio Electric & Gas Systems Revenue,
Revenue Bonds, BABs
5.985%	02/01/39	5	6,951

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Texas (cont’d.)
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series C
2.919%	11/01/50	15	$15,292
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	15	16,769

			39,012

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series B
2.584%	11/01/51	315	319,178
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	20	27,458

			346,636

TOTAL MUNICIPAL BONDS (cost $746,237)			746,087

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.4%
Banc of America Funding Trust,
Series 2006-I, Class 4A1
3.063%(cc)	10/20/46	63	55,697
Series 2015-R02, Class 9A2, 144A
0.354%(cc)	03/27/36	1,461	1,458,944
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.702%(c)	04/25/28	17	17,386
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.702%(c)	06/25/30	1,815	1,816,946
BVRT Financing Trust,
Series 2021-04, Class F, 144A, SOFR + 2.000%
2.050%(c)	09/12/26^	1,149	1,149,160
Connecticut Avenue Securities Trust,
Series 2019-R05, Class 1B1, 144A, 1 Month LIBOR + 4.100% (Cap N/A, Floor 0.000%)
4.203%(c)	07/25/39	120	121,995
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.153%(c)	01/25/40	37	37,448
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.802%(c)	11/25/28	1,179	1,178,641
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
3.500%(c)	04/25/34	240	239,976
Fannie Mae Connecticut Avenue Securities,
Series 2014-C03, Class 1M2, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)
3.103%(c)	07/25/24	297	301,450
Series 2015-C03, Class 2M2, 1 Month LIBOR + 5.000% (Cap N/A, Floor 0.000%)
5.103%(c)	07/25/25	11	10,905

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.502%(c)	05/25/30	68	$69,116
Series 2018-C01, Class 1M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.353%(c)	07/25/30	62	62,676
Series 2018-C05, Class 1B1, 1 Month LIBOR + 4.250% (Cap N/A, Floor 4.250%)
4.353%(c)	01/25/31	350	366,644
Series 2021-R02, Class 2B1, 144A, 30 Day Average SOFR + 3.300% (Cap N/A, Floor 0.000%)
3.350%(c)	11/25/41	90	90,673
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
2.050%(c)	11/25/41	40	40,076
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2017-DNA02, Class B1, 1 Month LIBOR + 5.150% (Cap N/A, Floor 0.000%)
5.253%(c)	10/25/29	730	794,672
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.050%(c)	11/25/50	205	214,069
Series 2021-DNA07, Class B1, 144A, 30 Day Average SOFR + 3.650% (Cap N/A, Floor 0.000%)
3.700%(c)	11/25/41	200	203,112
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class B1, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 0.000%)
2.403%(c)	01/25/50	64	63,961
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.953%(c)	02/25/50	143	143,015
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.853%(c)	08/25/50	37	36,609
Series 2020-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
3.050%(c)	12/25/50	250	251,693
Series 2021-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
1.850%(c)	01/25/51	61	61,135
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
3.100%(c)	01/25/34	380	381,675
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
1.700%(c)	01/25/34	80	80,343
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
3.450%(c)	10/25/41	250	251,567
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
3.200%(c)	12/25/33	30	30,200
Series 2021-HQA02, Class M2, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 0.000%)
2.100%(c)	12/25/33	80	80,152

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
3.400%(c)	09/25/41	170	$169,153
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	09/25/41	790	789,507
Series 2021-HQA04, Class B1, 144A, 30 Day Average SOFR + 3.750% (Cap N/A, Floor 0.000%)
3.800%(c)	12/25/41	40	40,225
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
2.400%(c)	12/25/41	100	100,250
FHLMC Structured Agency Credit Risk Trust,
Series 2019-HQA2, Class M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 0.000%)
2.153%(c)	04/25/49	556	558,370
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49	295	294,474
Government National Mortgage Assoc.,
Series 2015-H30, Class FA, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
0.761%(c)	08/20/61	2	2,021
Home Re Ltd. (Bermuda),
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)
1.650%(c)	01/25/34	220	219,456
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.850%(c)	01/25/34	350	347,392
HomeBanc Mortgage Trust,
Series 2005-03, Class M4, 1 Month LIBOR + 1.005% (Cap 11.500%, Floor 1.005%)
1.107%(c)	07/25/35	360	362,835
Lehman Mortgage Trust,
Series 2006-05, Class 2A2, IO, 1 Month LIBOR x (1) + 7.150% (Cap 7.150%, Floor 0.000%)
7.048%(c)	09/25/36	239	63,984
Oaktown Re VII Ltd. (Bermuda),
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
2.950%(c)	04/25/34	200	198,340
PMT Credit Risk Transfer Trust,
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
3.002%(c)	02/27/24	179	181,228
Radnor Re Ltd. (Bermuda),
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 1.700%)
1.750%(c)	12/27/33	1,000	1,000,000
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)
1.898%(c)	11/25/31	190	190,223
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
3.748%(c)	11/25/31	300	302,232

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Residential Asset Securitization Trust,
Series 2005-A15, Class 2A11, IO, 1 Month LIBOR x (1) + 5.550% (Cap 5.550%, Floor 0.000%)
5.448%(c)	02/25/36		1,459	$355,405
RFMSI Trust,
Series 2003-S09, Class A1
6.500%	03/25/32		3	3,580
Seasoned Credit Risk Transfer Trust,
Series 2020-03, Class M, 144A
4.250%(cc)	05/25/60		260	267,825
Towd Point Mortgage Trust,
Series 2021-SJ01, Class A1, 144A
2.250%(cc)	07/25/68		1,076	1,085,468
ZH Trust,
Series 2021-01, Class A, 144A
2.253%	02/18/27		100	99,336

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $15,752,657)				16,241,240

SOVEREIGN BONDS — 2.9%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes
4.400%	03/09/23		1,000	1,004,754
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	04/16/50		500	584,576
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	05/06/31	EUR	200	229,298
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.500%(cc)	07/09/30		825	288,774
1.000%	07/09/29		46	16,657
2.000%(cc)	01/09/38		308	117,267
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	2,080	1,682,747
Sr. Unsec’d. Notes, Series 159
0.250%	11/21/24	AUD	207	147,789
Sr. Unsec’d. Notes, Series 161
0.250%	11/21/25	AUD	966	676,782
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	1,603	1,005,685
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	286	200,163
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	55	81,877
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	50	95,983
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		1,375	1,433,266
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series NTNF
10.000%	01/01/27	BRL	500	87,638

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
10.000%	01/01/31	BRL	8,316	$1,429,739
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
5.000%	01/27/45		890	834,066
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
0.000%	08/15/31	EUR	200	231,687
0.000%	05/15/36	EUR	539	612,318
2.500%	07/04/44	EUR	121	214,580
Bonds, Series G
0.000%	08/15/50	EUR	234	256,734
Caisse d’Amortissement de la Dette Sociale (France),
Sr. Unsec’d. Notes, EMTN
0.125%	10/25/23	EUR	500	575,016
Canadian Government Bond (Canada),
Bonds
0.250%	03/01/26	CAD	594	451,203
2.000%	12/01/51	CAD	142	120,779
4.000%	06/01/41	CAD	220	241,317
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.550%	07/27/33		200	194,648
China Government Bond (China),
Bonds, Series INBK
3.020%	05/27/31	CNH	49,210	7,865,782
3.270%	11/19/30	CNH	79,130	12,873,141
Sr. Unsec’d. Notes
3.310%	11/30/25	CNH	2,500	402,418
3.380%	11/21/24	CNH	2,000	320,937
3.390%	05/21/25	CNH	2,000	321,752
3.480%	06/29/27	CNH	5,500	897,129
3.950%	06/29/43	CNH	3,000	522,710
4.290%	05/22/29	CNH	1,000	172,341
China Government International Bond (China),
Sr. Unsec’d. Notes
0.250%	11/25/30	EUR	300	331,461
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.875%	04/25/27		250	251,473
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	755	928,929
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	06/19/29	EUR	100	115,917
Unsec’d. Notes
1.500%	06/17/31	EUR	365	429,968
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	635	730,247
Czech Republic Government Bond (Czech Republic),
Bonds, Series 078
2.500%	08/25/28	CZK	2,660	117,210
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	380	103,176
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.875%	01/30/60		190	182,616

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
6.000%	07/19/28		250	$279,476
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A
7.625%	05/29/32		290	274,918
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40	EUR	200	265,096
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.000%	06/02/28	EUR	100	114,977
0.000%	07/04/35	EUR	325	353,870
0.200%	06/04/36	EUR	300	334,330
0.700%	07/06/51	EUR	89	104,250
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
0.250%	09/15/40	EUR	85	94,404
French Republic Government Bond OAT (France),
Bonds
0.000%	02/25/26	EUR	806	931,954
0.000%	11/25/31	EUR	775	865,246
Bonds, 144A
0.750%	05/25/53	EUR	100	107,571
Gabon Government International Bond (Gabon),
Sr. Unsec’d. Notes, 144A
7.000%	11/24/31		310	303,097
Ghana Government International Bond (Ghana),
Bank Gtd. Notes, 144A
10.750%	10/14/30		200	223,560
Hellenic Republic Government Bond (Greece),
Bonds, 144A
0.750%	06/18/31	EUR	8,708	9,439,180
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	400	478,178
Hungary Government Bond (Hungary),
Bonds, Series 2030, Class A
3.000%	08/21/30	HUF	18,100	49,876
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	465	554,709
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	565	643,474
1.100%	03/12/33	EUR	225	247,137
3.500%	01/11/28		290	312,826
3.850%	10/15/30		250	281,072
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	915	1,210,099
Indonesia Treasury Bond (Indonesia),
Bonds, Series 056
8.375%	09/15/26	IDR	331,000	26,229
Bonds, Series 059
7.000%	05/15/27	IDR	22,282,000	1,678,064
Bonds, Series 065
6.625%	05/15/33	IDR	4,000,000	282,642
Bonds, Series 068
8.375%	03/15/34	IDR	19,238,000	1,519,876
Bonds, Series 071
9.000%	03/15/29	IDR	19,859,000	1,613,078

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bonds, Series 076
7.375%	05/15/48	IDR	16,801,000	$1,212,181
Bonds, Series 078
8.250%	05/15/29	IDR	11,200,000	876,710
Bonds, Series 079
8.375%	04/15/39	IDR	8,230,000	651,515
Bonds, Series 082
7.000%	09/15/30	IDR	10,149,000	739,131
Bonds, Series 087
6.500%	02/15/31	IDR	3,340,000	236,745
Ireland Government Bond (Ireland),
Unsec’d. Notes
0.000%	10/18/31	EUR	451	501,460
1.500%	05/15/50	EUR	30	39,387
Isle of Man Government International Bond (United Kingdom),
Unsec’d. Notes
5.375%	08/14/34	GBP	100	192,410
Israel Government Bond (Israel),
Bonds, Series 0330
1.000%	03/31/30	ILS	385	123,565
Bonds, Series 1024
0.400%	10/31/24	ILS	100	32,378
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds, 144A
2.800%	03/01/67	EUR	33	42,412
Sr. Unsec’d. Notes
0.000%	04/01/26	EUR	986	1,105,848
0.350%	02/01/25	EUR	1,100	1,261,978
Sr. Unsec’d. Notes, 144A
0.600%	08/01/31	EUR	2,225	2,412,801
0.950%	12/01/31	EUR	645	719,365
0.950%	03/01/37	EUR	155	162,510
2.150%	03/01/72	EUR	13	14,086
3.100%	03/01/40	EUR	296	411,996
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.750%	12/31/32		79	79,063
6.125%	06/15/33		200	210,562
Sr. Unsec’d. Notes, 144A
6.125%	06/15/33		300	315,843
Japan Government Forty Year Bond (Japan),
Bonds, Series 09
0.400%	03/20/56	JPY	23,000	181,423
Japan Government Ten Year Bond (Japan),
Bonds, Series 328
0.600%	03/20/23	JPY	81,250	712,241
Bonds, Series 330
0.800%	09/20/23	JPY	111,450	983,674
Bonds, Series 337
0.300%	12/20/24	JPY	159,000	1,398,448
Bonds, Series 345
0.100%	12/20/26	JPY	251,250	2,204,304
Bonds, Series 361
0.100%	12/20/30	JPY	89,350	782,624
Japan Government Thirty Year Bond (Japan),
Bonds, Series 32
2.300%	03/20/40	JPY	12,450	143,617

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bonds, Series 56
0.800%	09/20/47	JPY	109,100	$991,803
Bonds, Series 65
0.400%	12/20/49	JPY	18,800	152,236
Japan Government Twenty Year Bond (Japan),
Bonds, Series 157
0.200%	06/20/36	JPY	280,700	2,412,989
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	145	164,838
2.375%	11/09/28	EUR	225	279,512
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, Series 87, 144A
0.900%	06/22/29	EUR	167	204,359
Sr. Unsec’d. Notes, Series 88, 144A
1.700%	06/22/50	EUR	75	101,942
Unsec’d. Notes, Series 60, 144A
4.250%	03/28/41	EUR	75	140,650
Korea Treasury Bond (South Korea),
Bonds, Series 2612
1.500%	12/10/26	KRW	146,310	119,752
Bonds, Series 3012
1.500%	12/10/30	KRW	199,460	157,464
Bonds, Series 4009
1.500%	09/10/40	KRW	102,940	75,604
Bonds, Series 5003
1.500%	03/10/50	KRW	225,860	158,358
Sr. Unsec’d. Notes, Series 2406
1.125%	06/10/24	KRW	248,710	206,102
Sr. Unsec’d. Notes, Series 2603
1.250%	03/10/26	KRW	98,030	80,091
Malaysia Government Bond (Malaysia),
Bonds, Series 0307
3.502%	05/31/27	MYR	1,570	381,951
Mexican Bonos (Mexico),
Bonds, Series M
8.000%	11/07/47	MXN	47,410	2,298,633
Bonds, Series M20
7.500%	06/03/27	MXN	5,090	249,394
Sr. Unsec’d. Notes, Series M
7.750%	11/13/42	MXN	130,406	6,184,720
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	450	496,826
2.250%	08/12/36	EUR	100	109,976
2.659%	05/24/31		250	243,744
Sr. Unsec’d. Notes, MTN
6.050%	01/11/40		150	186,658
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.000%	01/15/27	EUR	150	174,034
0.000%	07/15/31	EUR	3	3,427
0.000%	01/15/38	EUR	325	359,202
0.000%	01/15/52	EUR	28	29,025
New Zealand Government Bond (New Zealand),
Bonds, Series 0437
2.750%	04/15/37	NZD	100	69,585

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Norway Government Bond (Norway),
Bonds, 144A, Series 478
1.500%	02/19/26	NOK	1,693	$191,570
Sr. Unsec’d. Notes, Series 483, 144A
1.250%	09/17/31	NOK	440	47,964
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.160%	01/23/30		200	207,501
3.875%	03/17/28		300	324,023
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	170	38,894
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	395	429,650
1.862%	12/01/32		300	273,961
2.392%	01/23/26		5	5,075
2.750%	01/30/26	EUR	295	370,035
2.783%	01/23/31		180	179,219
4.125%	08/25/27		10	10,984
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.700%	02/03/29	EUR	125	141,013
1.200%	04/28/33	EUR	230	260,149
1.950%	01/06/32		200	196,549
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
0.900%	10/12/35	EUR	100	115,866
Unsec’d. Notes, 144A
1.000%	04/12/52	EUR	810	837,660
Province of Alberta (Canada),
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	150	126,739
Unsec’d. Notes
0.625%	04/18/25	EUR	445	518,701
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
1.550%	06/18/31	CAD	150	114,125
Province of Ontario (Canada),
Bonds
1.900%	12/02/51	CAD	150	104,833
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	812	1,046,251
Unsec’d. Notes
2.150%	06/02/31	CAD	300	239,476
Province of Quebec (Canada),
Sr. Unsec’d. Notes
1.500%	09/01/31	CAD	250	188,795
Sr. Unsec’d. Notes, Series PD
7.500%	09/15/29		40	55,932
Unsec’d. Notes
3.500%	12/01/45	CAD	120	113,084
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A, MTN
3.900%(cc)	09/01/37		178	75,692
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.000%	03/14/29		200	225,469

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
5.750%	01/20/42		200	$280,361
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	89	114,272
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
0.750%	10/20/26	EUR	143	171,573
0.750%	03/20/51	EUR	53	61,855
0.850%	06/30/2120	EUR	47	46,521
2.400%	05/23/34	EUR	62	89,570
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		55	68,066
Republic of Poland Government Bond (Poland),
Bonds, Series 0726
2.500%	07/25/26	PLN	650	151,848
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31		4	4,055
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35	EUR	250	308,299
Unsec’d. Notes, 144A
2.000%	04/14/33	EUR	50	51,869
2.625%	12/02/40	EUR	345	349,494
2.750%	04/14/41	EUR	150	152,530
Unsec’d. Notes, 144A, MTN
1.375%	12/02/29	EUR	195	212,022
Russian Federal Bond - OFZ (Russia),
Bonds, Series 6212
7.050%	01/19/28	RUB	88,316	1,107,008
Bonds, Series 6219
7.750%	09/16/26	RUB	18,090	235,587
Bonds, Series 6221
7.700%	03/23/33	RUB	11,090	142,003
Bonds, Series 6224
6.900%	05/23/29	RUB	249,510	3,076,351
Bonds, Series 6225
7.250%	05/10/34	RUB	86,430	1,063,381
Bonds, Series 6226
7.950%	10/07/26	RUB	18,030	237,164
Bonds, Series 6228
7.650%	04/10/30	RUB	27,440	352,290
Bonds, Series 6230
7.700%	03/16/39	RUB	198,331	2,510,853
Bonds, Series 6232
6.000%	10/06/27	RUB	127,000	1,515,602
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
1.850%	11/20/32	EUR	500	565,768
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	400	450,569
3.625%	03/04/28		2,200	2,395,141
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	250	275,471
3.125%	05/15/27	EUR	820	995,062

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Singapore Government Bond (Singapore),
Bonds
3.500%	03/01/27	SGD	300	$245,329
Spain Government Bond (Spain),
Sr. Unsec’d. Notes
0.000%	01/31/26	EUR	842	964,806
Sr. Unsec’d. Notes, 144A
0.500%	10/31/31	EUR	132	149,352
1.000%	10/31/50	EUR	815	841,671
1.850%	07/30/35	EUR	181	232,463
Sr. Unsec’d. Notes, Series 30Y, 144A
2.700%	10/31/48	EUR	117	174,774
State of Israel (Israel),
Sr. Unsec’d. Notes
3.800%	05/13/60		400	464,407
Sweden Government Bond (Sweden),
Bonds, Series 1062, 144A
0.125%	05/12/31	SEK	1,000	109,654
Swiss Confederation Government Bond (Switzerland),
Bonds
1.500%	04/30/42	CHF	55	78,556
3.250%	06/27/27	CHF	43	56,619
3.500%	04/08/33	CHF	90	138,726
Thailand Government Bond (Thailand),
Bonds
4.675%	06/29/44	THB	4,000	155,555
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
6.750%	06/20/26	EUR	1,130	1,224,013
8.994%	02/01/24		450	448,860
Sr. Unsec’d. Notes, 144A
7.253%	03/15/33		300	264,963
9.750%	11/01/28		250	253,015
United Kingdom Gilt (United Kingdom),
Bonds
0.125%	01/31/24	GBP	183	244,956
0.250%	07/31/31	GBP	447	565,424
0.375%	10/22/26	GBP	157	208,144
0.500%	10/22/61	GBP	178	203,582
0.625%	07/31/35	GBP	450	569,620
1.250%	07/31/51	GBP	162	224,733
4.250%	12/07/40	GBP	200	412,231
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27		10	11,236
4.975%	04/20/55		15	19,688

TOTAL SOVEREIGN BONDS (cost $133,775,549)				127,439,063

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
Federal Home Loan Mortgage Corp.
1.500%	04/01/51		98	94,411
2.000%	06/01/36		163	166,833
2.000%	03/01/51		25	24,530
2.000%	08/01/51		98	97,290
2.500%	02/01/51		731	747,510
2.500%	01/01/52		455	464,651
4.000%	07/01/47		59	63,605

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
6.250%	07/15/32(k)	105	$151,133
6.750%	03/15/31(k)	320	458,739
Federal National Mortgage Assoc.
1.500%	09/01/36	145	145,957
2.000%	09/01/36	168	172,424
2.000%	03/01/51	28	28,233
2.000%	03/01/51	33	32,712
2.000%	08/01/51	918	918,180
2.000%	08/01/51	962	960,039
2.500%	TBA	4,500	4,591,076
2.500%	06/01/36	216	224,107
2.500%	11/01/51	125	128,191
2.500%	12/01/51	50	51,512
3.000%	TBA	1,500	1,551,660
3.000%	03/01/33	99	104,699
3.000%	07/01/36	107	112,940
3.000%	06/01/38	66	69,630
3.000%	04/01/40	77	81,832
3.000%	08/01/51	665	690,633
3.500%	06/01/45	173	187,700
3.500%	10/01/45	76	80,964
3.500%	04/01/49	105	113,096
3.500%	06/01/49	70	74,604
3.500%	06/01/49	263	279,516
4.000%	06/01/48	84	90,106
4.000%	11/01/48	80	85,706
4.000%	04/01/50	83	89,956
4.500%	06/01/47	99	107,535
4.500%	06/01/48	91	97,951
4.500%	09/01/48	81	87,735
6.250%	05/15/29(k)	490	650,938
6.625%	11/15/30(k)	155	218,692
7.125%	01/15/30(k)	10	14,174
Government National Mortgage Assoc.
2.000%	11/20/50	58	57,812
2.500%	11/20/51	638	654,224
3.000%	07/20/51	381	394,488
3.500%	10/20/41	49	52,228
3.500%	01/20/46	36	38,042
3.500%	12/20/46	30	31,500
3.500%	09/20/48	70	73,267
3.500%	06/20/51	95	99,075
4.000%	03/20/46	78	83,246
4.000%	06/20/48	55	58,391
4.000%	12/20/50	48	50,744
4.500%	12/20/45	85	92,761

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $16,113,771)			15,996,978

U.S. TREASURY OBLIGATIONS — 10.6%
U.S. Treasury Bonds
1.125%	08/15/40	240	209,437
1.250%	05/15/50	13,680	11,630,137
1.375%	11/15/40	1,849	1,683,746
1.625%	11/15/50	2,080	1,939,275
1.750%	08/15/41	1,814	1,757,596
1.875%	02/15/51(k)	6,105	6,047,766
1.875%	11/15/51	2,694	2,677,162

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
2.000%	11/15/41	2,680	$2,709,731
2.000%	02/15/50	640	650,800
2.000%	08/15/51	2,268	2,315,486
2.250%	05/15/41	24,740	25,969,269
2.250%	08/15/49	420	449,991
2.375%	05/15/51(h)(k)	3,055	3,378,162
2.750%	08/15/47	4,615	5,375,754
2.875%	05/15/49	270	325,561
3.625%	08/15/43	3,485	4,522,332
3.875%	08/15/40	5	6,584
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	01/15/23	19,663	20,304,390
0.125%	01/15/30	21,598	23,973,795
0.125%	01/15/31	21,314	23,843,720
0.125%	02/15/51	1,307	1,545,604
0.250%	01/15/25	27,979	29,976,853
0.375%	01/15/27	3,074	3,384,371
0.500%	04/15/24	26,978	28,766,185
0.500%	01/15/28	49,424	55,323,226
0.625%	04/15/23	23,139	24,184,095
0.625%	01/15/26	6,012	6,606,537
0.625%	02/15/43	313	387,889
0.750%	02/15/42	12,681	15,984,958
0.750%	02/15/45	47	60,326
0.875%	01/15/29	23,014	26,621,741
1.000%	02/15/46	8,446	11,504,990
1.000%	02/15/49	15,031	21,282,405
2.000%	01/15/26	19,979	23,117,617
2.125%	02/15/41	6,328	9,774,556
2.375%	01/15/27	3,422	4,134,721
3.375%	04/15/32	5,409	8,034,664
U.S. Treasury Notes
0.125%	06/30/22	5	4,998
0.250%	05/15/24(k)	1,374	1,355,322
0.375%	03/31/22	125	125,083
0.375%	07/15/24	880	869,137
0.375%	01/31/26	5,260	5,090,694
0.625%	07/31/26	1,825	1,775,240
0.750%	08/31/26	1,168	1,142,359
0.750%	01/31/28	5,000	4,814,844
1.125%	02/28/27	5,000	4,962,500
1.250%	11/30/26	10	9,999
1.250%	04/30/28	780	773,175
1.250%	05/31/28	170	168,393
1.250%	06/30/28(k)	6,300	6,237,492
1.250%	08/15/31(k)	18,568	18,158,924
1.375%	11/15/31	5,720	5,648,500
1.500%	01/31/22	15	15,015
1.625%	08/15/29	190	192,791
1.750%	04/30/22	15	15,079
1.750%	07/15/22	40	40,322
U.S. Treasury Strips Coupon
1.942%(s)	11/15/40	1,450	985,094
2.216%(s)	02/15/42(k)	5,700	3,742,406

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. TREASURY OBLIGATIONS(continued)
U.S. Treasury Strips Principal
1.973%(s)	11/15/50		1,535	$878,428

TOTAL U.S. TREASURY OBLIGATIONS (cost $462,376,793)				467,467,227

TOTAL LONG-TERM INVESTMENTS (cost $2,977,630,785)				3,133,320,920

		Shares
SHORT-TERM INVESTMENTS — 31.0%
AFFILIATED MUTUAL FUNDS — 17.2%
PGIM Core Ultra Short Bond Fund(wd)			661,151,650	661,151,650
PGIM Institutional Money Market Fund (cost $98,630,358; includes $98,620,809 of cash collateral for securities on loan)(b)(wd)			98,699,447	98,630,358

TOTAL AFFILIATED MUTUAL FUNDS (cost $759,782,008)				759,782,008

Interest Rate	Maturity Date	Principal Amount (000)#

FOREIGN TREASURY OBLIGATION(n) — 0.0%
Canadian Treasury Bills
0.040%	01/06/22	CAD	2,965	2,343,919

(cost $2,308,279)

U.S. TREASURY OBLIGATIONS(n) — 9.8%
U.S. Treasury Bills
0.019%	01/25/22		550	549,991
0.031%	02/24/22(k)		158,000	157,991,855
0.035%	01/13/22		32,500	32,499,843
0.035%	03/24/22(h)		61,000	60,992,409
0.050%	03/17/22(h)(k)		44,650	44,644,998
0.060%	04/21/22(h)		32,500	32,492,974
0.068%	09/08/22		104,000	103,846,633

TOTAL U.S. TREASURY OBLIGATIONS (cost $433,128,100)				433,018,703

		Shares

UNAFFILIATED FUNDS — 3.2%
BlackRock Liquidity FedFund (Institutional Shares)			61,816,184	61,816,184
Goldman Sachs Financial Square Government Fund (Institutional Shares)			61,816,186	61,816,186
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)			2,904,476	2,904,476
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio (Institutional Shares)			15,220,147	15,220,147

TOTAL UNAFFILIATED FUNDS (cost $141,756,993)				141,756,993

Value

OPTIONS PURCHASED*~ — 0.8% (cost $22,492,375)	$33,539,198

TOTAL SHORT-TERM INVESTMENTS (cost $1,359,467,755)	1,370,440,821

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—101.8% (cost $4,337,098,540)	4,503,761,741

OPTIONS WRITTEN*~ — (0.0)% (premiums received $1,077,707)	(797,486)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—101.8% (cost $4,336,020,833)	4,502,964,255

Liabilities in excess of other assets(z) — (1.8)%	(79,693,271)

NET ASSETS — 100.0%	$4,423,270,984

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,364,296 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $96,572,248; cash collateral of $98,620,809 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

5 Year U.S. Treasury Notes Futures	Call	01/21/22	$121.00	6	6	$2,063
10 Year U.S. Treasury Notes Futures	Call	01/07/22	$130.25	7	7	3,500
10 Year U.S. Treasury Notes Futures	Call	01/07/22	$130.50	12	12	4,313
10 Year U.S. Treasury Notes Futures	Call	01/21/22	$130.50	21	21	12,141
10 Year U.S. Treasury Notes Futures	Call	01/21/22	$135.50	2,000	2,000	31,250
10 Year U.S. Treasury Notes Futures	Call	01/21/22	$136.50	450	450	—
20 Year U.S. Treasury Bonds Futures	Call	01/07/22	$159.50	3	3	4,266
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	$159.50	12	12	23,062
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	$160.00	15	15	24,375
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	$161.00	36	36	39,937
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	$162.00	26	26	18,688
Australian Dollar Currency	Call	01/07/22	70.50	6	6	13,740
Australian Dollar Currency	Call	01/07/22	71.50	6	6	7,800
Australian Dollar Currency	Call	02/04/22	72.50	6	6	5,220
Canadian Dollar Currency	Call	02/04/22	78.00	6	6	7,920
Euro Futures	Call	01/07/22	1.13	6	750	8,025
Euro Futures	Call	01/07/22	1.14	9	1,125	3,938
Japanese Yen Currency	Call	02/04/22	87.00	15	19	10,875
Japanese Yen Currency	Call	02/04/22	88.00	6	8	1,875
S&P 500 Index	Call	07/30/26	$4,280.00	130	13	14,687,604
S&P 500 Index	Call	07/30/27	$4,290.00	150	15	18,219,360
2 Year U.S. Treasury Notes Futures	Put	01/21/22	$108.00	250	500	—
5 Year U.S. Treasury Notes Futures	Put	01/21/22	$116.50	50	50	—
5 Year U.S. Treasury Notes Futures	Put	01/21/22	$117.25	2,100	2,100	—
10 Year U.S. Treasury Notes Futures	Put	01/21/22	$130.25	6	6	3,000
10 Year U.S. Treasury Notes Futures	Put	01/21/22	$130.50	12	12	7,313
10 Year U.S. Treasury Notes Futures	Put	01/21/22	$131.00	30	30	26,250
20 Year U.S. Treasury Bonds Futures	Put	01/21/22	$145.00	421	421	6,578
20 Year U.S. Treasury Bonds Futures	Put	01/21/22	$145.50	579	579	9,047
20 Year U.S. Treasury Bonds Futures	Put	01/21/22	$162.00	12	12	27,375
Euro Futures	Put	01/07/22	1.13	6	750	75

Total Exchange Traded (cost $22,008,064)						$33,209,590

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs CNH	Call	Morgan Stanley Capital Services LLC	01/26/22	6.41	—	1,540	$2,594
Currency Option USD vs CNH	Call	Morgan Stanley Capital Services LLC	02/10/22	6.61	—	2,950	720
Currency Option USD vs CNH	Call	Morgan Stanley Capital Services LLC	03/28/22	6.46	—	1,540	6,836
Currency Option USD vs CAD	Put	Goldman Sachs Bank USA	02/25/22	1.25	—	1,620	8,670
Currency Option USD vs EUR	Put	Morgan Stanley Capital Services LLC	02/18/22	1.15	—	1,590	6,859
Currency Option USD vs EUR	Put	JPMorgan Chase Bank, N.A.	02/24/22	1.14	—	1,680	12,390
Currency Option USD vs INR	Put	Morgan Stanley Capital Services LLC	06/17/22	75.99	—	1,530	21,952
Currency Option USD vs JPY	Put	JPMorgan Chase Bank, N.A.	01/26/22	112.20	—	3,200	2,308
Currency Option USD vs MXN	Put	Morgan Stanley Capital Services LLC	01/05/22	20.50	—	1,510	6,879
Currency Option USD vs MXN	Put	Morgan Stanley Capital Services LLC	01/11/22	20.40	—	1,510	6,596
Currency Option USD vs MXN	Put	Morgan Stanley Capital Services LLC	01/12/22	20.58	—	1,630	14,660
Currency Option USD vs MXN	Put	JPMorgan Chase Bank, N.A.	02/24/22	20.99	—	1,680	43,255
Currency Option USD vs MXN	Put	Citibank, N.A.	02/24/22	21.34	—	1,690	65,237
Currency Option USD vs RUB	Put	Goldman Sachs Bank USA	01/11/22	72.69	—	1,600	773

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs RUB	Put	Goldman Sachs Bank USA	01/12/22	71.00	—	1,720	$96
Currency Option USD vs RUB	Put	Goldman Sachs Bank USA	01/12/22	71.58	—	1,730	214
Currency Option USD vs RUB	Put	Goldman Sachs Bank USA	01/13/22	74.70	—	1,550	12,701
Currency Option USD vs RUB	Put	Citibank, N.A.	02/07/22	72.50	—	1,610	6,345
Currency Option USD vs RUB	Put	Morgan Stanley Capital Services LLC	02/16/22	73.00	—	1,530	10,196
Currency Option USD vs RUB	Put	Citibank, N.A.	02/24/22	74.37	—	1,680	24,423
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	02/25/22	74.50	—	1,620	24,702
Currency Option USD vs RUB	Put	Goldman Sachs Bank USA	03/10/22	74.00	—	1,640	22,410

Total OTC Traded (cost $416,908)							$300,816

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	7,380	$—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	7,340	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	3,690	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	19,010	—
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	01/19/22	1.00%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	4,400	32
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	7,380	5,672
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	7,340	5,641
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	3,690	2,836
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	19,010	14,611

Total OTC Swaptions (cost $67,403)								$28,792

Total Options Purchased (cost $22,492,375)								$33,539,198

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

5 Year U.S. Treasury Notes Futures	Call	01/21/22	$121.25	137		137	$(32,109)
5 Year U.S. Treasury Notes Futures	Call	01/21/22	$121.50	78		78	(11,578)
10 Year Euro-Bund Futures	Call	01/21/22	172.50	7	EUR	7	(3,666)
10 Year Euro-Bund Futures	Call	01/21/22	173.00	30	EUR	30	(11,271)
10 Year Euro-Bund Futures	Call	01/21/22	174.50	18	EUR	18	(2,459)
10 Year Euro-Bund Futures	Call	01/21/22	175.00	6	EUR	6	(546)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Written (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

10 Year Euro-Bund Futures	Call	02/18/22	172.50	12	EUR	12	$(12,706)
10 Year U.S. Treasury Notes Futures	Call	01/21/22	$130.00	22		22	(18,906)
10 Year U.S. Treasury Notes Futures	Call	01/21/22	$130.75	16		16	(7,250)
10 Year U.S. Treasury Notes Futures	Call	01/21/22	$131.00	25		25	(8,594)
10 Year U.S. Treasury Notes Futures	Call	01/21/22	$131.50	83		83	(15,563)
10 Year U.S. Treasury Notes Futures	Call	01/21/22	$132.00	66		66	(7,219)
10 Year U.S. Treasury Notes Futures	Call	01/21/22	$132.50	24		24	(1,500)
10 Year U.S. Treasury Notes Futures	Call	02/18/22	$131.00	66		66	(43,312)
10 Year U.S. Treasury Notes Futures	Call	02/18/22	$131.50	52		52	(24,375)
10 Year U.S. Treasury Notes Futures	Call	02/18/22	$132.00	125		125	(39,062)
10 Year U.S. Treasury Notes Futures	Call	02/18/22	$132.50	18		18	(3,938)
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	$160.50	9		9	(12,094)
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	$161.50	6		6	(5,344)
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	$162.50	57		57	(32,953)
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	$163.00	6		6	(2,719)
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	$164.00	81		81	(22,781)
20 Year U.S. Treasury Bonds Futures	Call	01/21/22	$165.00	42		42	(7,875)
20 Year U.S. Treasury Bonds Futures	Call	02/18/22	$162.00	12		12	(17,250)
20 Year U.S. Treasury Bonds Futures	Call	02/18/22	$163.00	7		7	(7,656)
20 Year U.S. Treasury Bonds Futures	Call	02/18/22	$164.00	30		30	(24,844)
Australian Dollar Currency	Call	01/07/22	72.50	5		5	(2,150)
Australian Dollar Currency	Call	01/07/22	73.50	6		6	(300)
Australian Dollar Currency	Call	02/04/22	73.00	1		1	(610)
Euro Futures	Call	01/07/22	1.14	12		1,500	(9,900)
Euro Futures	Call	02/04/22	1.14	6		750	(5,775)
5 Year U.S. Treasury Notes Futures	Put	01/21/22	$120.50	30		30	(5,391)
5 Year U.S. Treasury Notes Futures	Put	01/21/22	$120.75	60		60	(15,938)
5 Year U.S. Treasury Notes Futures	Put	01/21/22	$121.00	29		29	(10,648)
10 Year Euro-Bund Futures	Put	01/21/22	172.50	18	EUR	18	(32,584)
10 Year Euro-Bund Futures	Put	01/21/22	173.50	15	EUR	15	(40,474)
10 Year Euro-Bund Futures	Put	01/21/22	174.00	6	EUR	6	(19,127)
10 Year U.S. Treasury Notes Futures	Put	01/21/22	$130.00	6		6	(2,344)
20 Year U.S. Treasury Bonds Futures	Put	01/21/22	$159.00	12		12	(9,750)
20 Year U.S. Treasury Bonds Futures	Put	01/21/22	$160.00	15		15	(17,812)
Australian Dollar Currency	Put	01/07/22	70.50	6		6	(60)
Australian Dollar Currency	Put	01/07/22	71.50	3		3	(75)
Japanese Yen Currency	Put	01/07/22	88.00	6		8	(7,875)

Total Exchange Traded (premiums received $721,365)							$(558,383)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs RUB	Call	Goldman Sachs Bank USA	01/12/22	77.00	—	1,720	$(5,240)
Currency Option USD vs RUB	Call	Morgan Stanley Capital Services LLC	02/16/22	78.00	—	1,530	(16,413)
Currency Option USD vs BRL	Put	Morgan Stanley Capital Services LLC	03/28/22	5.58	—	1,540	(34,251)
Currency Option USD vs MXN	Put	Morgan Stanley Capital Services LLC	01/05/22	20.10	—	3,020	(608)
Currency Option USD vs MXN	Put	Goldman Sachs Bank USA	02/03/22	20.45	—	1,620	(14,612)
Currency Option USD vs MXN	Put	Morgan Stanley Capital Services LLC	03/28/22	20.51	—	1,540	(22,243)
Currency Option USD vs RUB	Put	Goldman Sachs Bank USA	01/12/22	71.50	—	1,540	(171)
Currency Option USD vs RUB	Put	Goldman Sachs Bank USA	01/12/22	71.86	—	1,730	(320)
Currency Option USD vs RUB	Put	Morgan Stanley Capital Services LLC	01/26/22	71.00	—	1,560	(951)
Currency Option USD vs RUB	Put	Citibank, N.A.	02/07/22	71.00	—	3,220	(4,119)
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	02/25/22	72.55	—	3,240	(19,095)
Currency Option USD vs RUB	Put	Goldman Sachs Bank USA	03/10/22	72.00	—	3,280	(17,694)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs RUB	Put	Morgan Stanley Capital Services LLC	03/28/22	73.22	—	1,540	$(17,181)

Total OTC Traded (premiums received $288,723)							$(152,898)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	7,380	$(14,979)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	7,340	(14,898)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	3,690	(7,489)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	19,010	(38,584)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.73%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	7,340	(2,217)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	7,380	(1,972)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	3,690	(986)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	19,010	(5,080)

Total OTC Swaptions (premiums received $67,619)								$(86,205)

Total Options Written (premiums received $1,077,707)								$(797,486)

Financial Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
229	90 Day Euro Dollar	Dec. 2022	$56,651,738	$(155,493)
60	90 Day Euro Dollar	Jun. 2023	14,794,500	(92,295)
161	90 Day Euro Dollar	Sep. 2023	39,642,225	(224,226)
1,963	90 Day Euro Dollar	Dec. 2023	482,947,075	(1,751,144)
429	2 Year U.S. Treasury Notes	Mar. 2022	93,595,735	(62,162)
3,692	5 Year U.S. Treasury Notes	Mar. 2022	446,645,460	1,136,576
8	10 Year Australian Treasury Bonds	Mar. 2022	810,010	(2,058)
9	10 Year Canadian Government Bonds	Mar. 2022	1,014,728	132
25	10 Year U.K. Gilt	Mar. 2022	4,226,460	(21,845)
421	10 Year U.S. Treasury Notes	Mar. 2022	54,927,344	279,269
937	20 Year U.S. Treasury Bonds	Mar. 2022	150,329,938	1,073,166
160	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	31,540,000	483,389
31	Australian Dollar Currency	Mar. 2022	2,256,180	38,452
12	Euro Schatz Index	Mar. 2022	1,530,554	(2,066)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Financial Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
2	Euro-OAT	Mar. 2022	$371,493	$(6,195)
20	Japanese Yen Currency	Mar. 2022	2,174,500	(17,481)
15	Mexican Peso	Mar. 2022	361,950	14,258
748	Mini MSCI EAFE Index	Mar. 2022	86,835,320	1,499,216
167	Mini MSCI Emerging Markets Index	Mar. 2022	10,239,605	28,835
83	NASDAQ 100 E-Mini Index	Mar. 2022	27,092,445	(16,472)
122	Russell 2000 E-Mini Index	Mar. 2022	13,681,080	207,224
32	Russian Ruble Currency	Mar. 2022	1,050,000	(4,480)
106	S&P 500 E-Mini Index	Mar. 2022	25,220,050	296,677

				2,701,277

Short Positions:
203	90 Day Euro Dollar	Mar. 2022	50,574,913	89,458
70	90 Day Euro Euribor	Mar. 2022	20,032,334	(4,223)
668	2 Year U.S. Treasury Notes	Mar. 2022	145,738,813	99,952
83	5 Year Euro-Bobl	Mar. 2022	12,590,580	98,963
4	5 Year Government of Canada Bond	Mar. 2022	387,335	(4,641)
168	5 Year U.S. Treasury Notes	Mar. 2022	20,324,062	(65,596)
28	10 Year Australian Treasury Bonds	Mar. 2022	2,835,033	2,889
466	10 Year Euro-Bund	Mar. 2022	90,918,811	1,287,364
89	10 Year U.K. Gilt	Mar. 2022	15,046,197	73,800
1,812	10 Year U.S. Treasury Notes	Mar. 2022	236,409,375	(346,128)
401	10 Year U.S. Ultra Treasury Notes	Mar. 2022	58,721,438	(718,417)
150	20 Year U.S. Treasury Bonds	Mar. 2022	24,065,625	(145,501)
22	30 Year Euro Buxl	Mar. 2022	5,178,217	196,958
55	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	10,841,875	149,160
10	British Pound Currency	Mar. 2022	845,688	(19,200)
3	Canadian Dollar Currency	Mar. 2022	237,150	(3,533)
73	Euro Currency	Mar. 2022	10,404,781	(73,636)
88	Euro Schatz Index	Mar. 2022	11,224,062	18,534
61	Euro STOXX 50 Index	Mar. 2022	2,977,604	(14,661)
55	Euro-BTP Italian Government Bond	Mar. 2022	9,205,399	210,428
10	Euro-OAT	Mar. 2022	1,857,463	23,179
3	Mini MSCI Emerging Markets Index	Mar. 2022	183,945	(326)
75	S&P 500 E-Mini Index	Mar. 2022	17,844,375	(227,681)
2	Yen Denominated Nikkei 225 Index	Mar. 2022	250,587	(14)

				627,128

				$3,328,405

Commodity Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions:
256	Brent Crude	Mar. 2022	$19,911,680	$(338,210)
91	Coffee ’C’	Mar. 2022	7,715,663	283,386
114	Copper	Mar. 2022	12,720,975	297,654
405	Corn	Mar. 2022	12,013,313	324,729
90	Cotton No. 2	Mar. 2022	5,067,000	(88,438)
96	Gasoline RBOB	Mar. 2022	8,985,715	950,491
140	Gold 100 OZ	Feb. 2022	25,600,400	692,664
106	Hard Red Winter Wheat	Mar. 2022	4,247,950	37,151
168	Lean Hogs	Feb. 2022	5,475,120	(74,538)
99	Live Cattle	Feb. 2022	5,532,120	108,225

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Commodity Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
113	LME Nickel	Jan. 2022	$14,152,233	$1,709,639
91	LME Nickel	Mar. 2022	11,353,251	419,390
149	LME PRI Aluminum	Jan. 2022	10,441,175	(282,515)
215	LME PRI Aluminum	Mar. 2022	15,093,000	1,045,214
184	LME Zinc	Jan. 2022	16,468,000	2,180,341
136	LME Zinc	Mar. 2022	12,063,200	1,321,066
120	Low Sulphur Gas Oil	Mar. 2022	7,956,000	656,778
584	Natural Gas	Mar. 2022	20,772,880	(2,127,162)
51	No. 2 Soft Red Winter Wheat	Mar. 2022	1,965,413	(51,479)
95	NY Harbor ULSD	Mar. 2022	9,210,516	937,332
35	Silver	Mar. 2022	4,086,600	(54,859)
176	Soybean	Mar. 2022	11,785,400	607,571
169	Soybean Meal	Mar. 2022	6,744,790	729,110
306	Soybean Oil	Mar. 2022	10,378,908	(100,031)
248	Sugar #11 (World)	Mar. 2022	5,244,109	(318,070)
373	WTI Crude	Mar. 2022	27,930,240	3,337,455
				12,202,894
Short Positions:
27	Copper	Mar. 2022	3,012,863	(44,747)
113	LME Nickel	Jan. 2022	14,152,233	(511,441)
20	LME Nickel	Mar. 2022	2,495,220	(188,334)
149	LME PRI Aluminum	Jan. 2022	10,441,175	(566,226)
1	LME PRI Aluminum	Mar. 2022	70,200	1,035
184	LME Zinc	Jan. 2022	16,468,000	(1,509,559)
1	LME Zinc	Mar. 2022	88,700	(259)
				(2,819,531)

				$9,383,363

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/11/22	Bank of America, N.A.	AUD	120	$85,258	$87,309	$2,051	$—
Expiring 01/11/22	Citibank, N.A.	AUD	240	170,637	174,618	3,981	—
Expiring 01/11/22	Citibank, N.A.	AUD	67	47,720	48,747	1,027	—
Expiring 01/11/22	Citibank, N.A.	AUD	33	23,611	24,009	398	—
Expiring 01/11/22	Deutsche Bank AG	AUD	149	105,171	108,409	3,238	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	765	541,953	556,594	14,641	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	210	150,429	152,790	2,361	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	175	126,074	127,326	1,252	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	140	100,286	101,861	1,575	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	97	69,489	70,575	1,086	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	83	59,400	60,388	988	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	79	56,705	57,478	773	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	46	33,374	33,469	95	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	44	31,286	32,013	727	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	42	30,017	30,558	541	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	41	29,317	29,830	513	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	31	22,059	22,555	496	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	17	12,286	12,369	83	—
Expiring 01/18/22	Citibank, N.A.	AUD	357	268,435	259,749	—	(8,686)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	AUD	5,886	$4,294,137	$4,282,449	$—	$(11,688)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	AUD	67	48,071	48,748	677	—
Expiring 01/19/22	BNP Paribas S.A.	AUD	103	77,706	75,250	—	(2,456)
Expiring 01/19/22	HSBC Bank PLC	AUD	155	113,713	112,453	—	(1,260)
Expiring 03/16/22	Barclays Bank PLC	AUD	29,300	20,674,395	21,321,740	647,345	—
Expiring 03/16/22	Barclays Bank PLC	AUD	8,843	6,236,773	6,434,838	198,065	—
Brazilian Real,
Expiring 01/04/22	Bank of America, N.A.	BRL	415	74,366	74,447	81	—
Expiring 01/04/22	Citibank, N.A.	BRL	525	93,236	94,180	944	—
Expiring 01/04/22	Citibank, N.A.	BRL	480	85,777	86,107	330	—
Expiring 01/18/22	BNP Paribas S.A.	BRL	2,908	509,856	519,972	10,116	—
Expiring 01/18/22	Citibank, N.A.	BRL	4,923	863,336	880,212	16,876	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	BRL	35,432	6,388,150	6,335,072	—	(53,078)
Expiring 02/02/22	Citibank, N.A.	BRL	4,511	799,083	803,576	4,493	—
Expiring 02/02/22	Citibank, N.A.	BRL	65	11,424	11,579	155	—
Expiring 03/30/22	Morgan Stanley Capital Services LLC	BRL	3,262	566,246	572,499	6,253	—
British Pound,
Expiring 01/11/22	Bank of America, N.A.	GBP	208	275,901	281,531	5,630	—
Expiring 01/11/22	Bank of America, N.A.	GBP	48	63,742	64,969	1,227	—
Expiring 01/11/22	Citibank, N.A.	GBP	523	692,401	707,889	15,488	—
Expiring 01/11/22	Deutsche Bank AG	GBP	76	101,309	102,867	1,558	—
Expiring 01/11/22	Deutsche Bank AG	GBP	25	33,111	33,838	727	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	GBP	34	45,921	46,020	99	—
Expiring 01/12/22	Morgan Stanley & Co. International PLC	GBP	625	826,631	845,946	19,315	—
Expiring 01/18/22	Goldman Sachs Bank USA	GBP	86	117,920	116,957	—	(963)
Expiring 01/18/22	Goldman Sachs Bank USA	GBP	12	16,531	16,242	—	(289)
Expiring 01/19/22	HSBC Bank PLC	GBP	59	79,339	79,283	—	(56)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	GBP	329	453,046	445,622	—	(7,424)
Expiring 02/04/22	Deutsche Bank AG	GBP	53	71,784	71,731	—	(53)
Expiring 03/16/22	Barclays Bank PLC	GBP	7,544	9,950,574	10,208,149	257,575	—
Expiring 03/16/22	Barclays Bank PLC	GBP	5,324	7,047,874	7,204,348	156,474	—
Expiring 03/16/22	Barclays Bank PLC	GBP	3,519	4,687,169	4,761,719	74,550	—
Expiring 03/16/22	Barclays Bank PLC	GBP	1,306	1,733,237	1,766,854	33,617	—
Expiring 03/16/22	Barclays Bank PLC	GBP	1,116	1,476,660	1,509,929	33,269	—
Expiring 03/16/22	Barclays Bank PLC	GBP	635	840,372	858,686	18,314	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	GBP	1,701	2,294,495	2,301,315	6,820	—
Expiring 03/17/22	Barclays Bank PLC	GBP	9	12,164	12,430	266	—
Expiring 03/17/22	Goldman Sachs International	GBP	1	1,494	1,527	33	—
Expiring 03/17/22	JPMorgan Chase Bank, N.A.	GBP	1	1,806	1,846	40	—
Expiring 03/17/22	UBS AG	GBP	—	551	563	12	—
Canadian Dollar,
Expiring 01/11/22	Bank of America, N.A.	CAD	90	70,473	71,149	676	—
Expiring 01/11/22	Citibank, N.A.	CAD	1,490	1,179,552	1,177,902	—	(1,650)
Expiring 01/11/22	Deutsche Bank AG	CAD	284	221,068	224,513	3,445	—
Expiring 01/11/22	Deutsche Bank AG	CAD	35	27,685	27,669	—	(16)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CAD	190	147,250	150,202	2,952	—
Expiring 01/18/22	Citibank, N.A.	CAD	2,200	1,751,523	1,739,171	—	(12,352)
Expiring 01/18/22	Citibank, N.A.	CAD	1,703	1,358,125	1,346,276	—	(11,849)
Expiring 01/18/22	Goldman Sachs Bank USA	CAD	28	22,003	22,135	132	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	CAD	1,216	968,874	961,519	—	(7,355)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	CAD	1,200	947,650	948,638	988	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	CAD	457	357,785	361,273	3,488	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	CAD	220	175,247	173,917	—	(1,330)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	CAD	200	159,289	158,106	—	(1,183)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CAD	86	68,811	67,825	—	(986)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 03/16/22	Barclays Bank PLC	CAD	65,008	$51,496,472	$51,383,406	$—	$(113,066)
Expiring 03/16/22	Barclays Bank PLC	CAD	2,382	1,876,003	1,882,437	6,434	—
Expiring 03/16/22	Barclays Bank PLC	CAD	822	650,317	650,086	—	(231)
Expiring 03/16/22	Barclays Bank PLC	CAD	545	424,135	430,578	6,443	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	CAD	81,161	64,004,741	64,150,528	145,787	—
Chilean Peso,
Expiring 01/11/22	Citibank, N.A.	CLP	43,800	52,670	51,339	—	(1,331)
Chinese Renminbi,
Expiring 01/11/22	Bank of America, N.A.	CNH	2,773	434,027	435,910	1,883	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	443	69,365	69,639	274	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	313	49,007	49,203	196	—
Expiring 01/18/22	Citibank, N.A.	CNH	49,801	7,626,506	7,824,503	197,997	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	CNH	112	17,525	17,597	72	—
Expiring 02/18/22	JPMorgan Chase Bank, N.A.	CNH	1,567	244,000	245,676	1,676	—
Colombian Peso,
Expiring 01/11/22	Citibank, N.A.	COP	92,400	23,636	22,696	—	(940)
Expiring 01/18/22	BNP Paribas S.A.	COP	5,503,231	1,442,770	1,350,586	—	(92,184)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	COP	280,546	70,680	68,851	—	(1,829)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	489,098	122,000	119,279	—	(2,721)
Czech Koruna,
Expiring 01/11/22	Bank of America, N.A.	CZK	1,080	47,957	49,378	1,421	—
Expiring 01/11/22	Citibank, N.A.	CZK	1,620	72,640	74,067	1,427	—
Expiring 01/11/22	Citibank, N.A.	CZK	1,240	55,337	56,693	1,356	—
Expiring 01/19/22	Citibank, N.A.	CZK	2,646	121,000	120,881	—	(119)
Expiring 01/19/22	Citibank, N.A.	CZK	2,019	91,000	92,240	1,240	—
Expiring 01/19/22	HSBC Bank PLC	CZK	3,267	147,000	149,270	2,270	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	2,662	122,000	121,615	—	(385)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	2,126	97,000	97,148	148	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CZK	3,794	173,000	173,343	343	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CZK	3,778	171,000	172,627	1,627	—
Euro,
Expiring 01/11/22	Bank of America, N.A.	EUR	2,817	3,172,219	3,207,850	35,631	—
Expiring 01/11/22	Bank of America, N.A.	EUR	212	239,522	241,415	1,893	—
Expiring 01/11/22	Citibank, N.A.	EUR	211	238,109	240,276	2,167	—
Expiring 01/11/22	Citibank, N.A.	EUR	192	216,220	218,638	2,418	—
Expiring 01/11/22	Citibank, N.A.	EUR	89	100,840	101,349	509	—
Expiring 01/11/22	Deutsche Bank AG	EUR	105	118,243	119,569	1,326	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	1,217	1,374,636	1,385,855	11,219	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	224	253,249	255,080	1,831	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	68	76,679	77,435	756	—
Expiring 01/12/22	Citibank, N.A.	EUR	288	324,561	327,448	2,887	—
Expiring 01/12/22	Goldman Sachs International	EUR	3,957	4,496,385	4,506,071	9,686	—
Expiring 01/12/22	JPMorgan Chase Bank, N.A.	EUR	1,465	1,655,471	1,668,098	12,627	—
Expiring 01/18/22	Citibank, N.A.	EUR	524	607,829	596,788	—	(11,041)
Expiring 01/18/22	Citibank, N.A.	EUR	304	354,352	346,228	—	(8,124)
Expiring 01/18/22	Citibank, N.A.	EUR	288	326,748	328,006	1,258	—
Expiring 01/18/22	Citibank, N.A.	EUR	287	322,059	326,866	4,807	—
Expiring 01/18/22	Citibank, N.A.	EUR	222	259,231	252,838	—	(6,393)
Expiring 01/18/22	Goldman Sachs Bank USA	EUR	74	84,172	84,280	108	—
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	EUR	250	282,575	284,727	2,152	—
Expiring 01/19/22	Goldman Sachs International	EUR	55	63,788	62,649	—	(1,139)
Expiring 01/19/22	HSBC Bank PLC	EUR	128	145,788	145,963	175	—
Expiring 02/04/22	Deutsche Bank AG	EUR	191	217,344	217,606	262	—
Expiring 02/04/22	JPMorgan Chase Bank, N.A.	EUR	23	26,025	26,204	179	—
Expiring 03/16/22	Barclays Bank PLC	EUR	96,998	109,886,129	110,604,484	718,355	—

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/16/22	Barclays Bank PLC	EUR	645	$732,073	$735,008	$2,935	$—
Expiring 03/16/22	Barclays Bank PLC	EUR	643	724,907	733,451	8,544	—
Expiring 03/16/22	Barclays Bank PLC	EUR	165	186,375	187,949	1,574	—
Expiring 03/16/22	Barclays Bank PLC	EUR	43	49,201	49,490	289	—
Expiring 03/16/22	Barclays Bank PLC	EUR	41	46,642	47,091	449	—
Expiring 03/16/22	Barclays Bank PLC	EUR	26	29,035	29,176	141	—
Expiring 03/16/22	Barclays Bank PLC	EUR	—	486	491	5	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	EUR	3,673	4,176,493	4,187,717	11,224	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	EUR	514	583,025	585,949	2,924	—
Hungarian Forint,
Expiring 01/11/22	Bank of America, N.A.	HUF	8,200	25,189	25,245	56	—
Expiring 01/11/22	Deutsche Bank AG	HUF	9,547	29,570	29,392	—	(178)
Expiring 01/18/22	Citibank, N.A.	HUF	297,817	925,011	916,318	—	(8,693)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	HUF	186,397	578,996	573,503	—	(5,493)
Expiring 01/19/22	Barclays Bank PLC	HUF	14,680	46,929	45,164	—	(1,765)
Expiring 01/19/22	Citibank, N.A.	HUF	79,102	245,000	243,357	—	(1,643)
Expiring 01/19/22	Citibank, N.A.	HUF	41,444	129,000	127,503	—	(1,497)
Expiring 01/19/22	Goldman Sachs International	HUF	38,754	119,000	119,226	226	—
Expiring 01/19/22	Goldman Sachs International	HUF	29,830	96,000	91,774	—	(4,226)
Expiring 01/19/22	Goldman Sachs International	HUF	24,010	77,076	73,867	—	(3,209)
Expiring 01/19/22	HSBC Bank PLC	HUF	47,828	148,000	147,144	—	(856)
Expiring 01/19/22	HSBC Bank PLC	HUF	38,475	118,000	118,369	369	—
Expiring 01/19/22	HSBC Bank PLC	HUF	38,323	123,000	117,902	—	(5,098)
Expiring 01/19/22	HSBC Bank PLC	HUF	32,327	104,000	99,454	—	(4,546)
Expiring 01/19/22	HSBC Bank PLC	HUF	31,215	100,000	96,032	—	(3,968)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	26,774	81,900	82,370	470	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	15,711	48,100	48,335	235	—
Indian Rupee,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	7,850	104,426	105,245	819	—
Expiring 01/18/22	BNP Paribas S.A.	INR	108,476	1,421,890	1,453,279	31,389	—
Expiring 01/18/22	Citibank, N.A.	INR	130,646	1,739,399	1,750,300	10,901	—
Expiring 01/18/22	Citibank, N.A.	INR	3,582	47,444	47,989	545	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	INR	1,535	20,407	20,565	158	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	INR	329	4,388	4,408	20	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	106,729	1,404,201	1,419,375	15,174	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	31,669	424,000	421,156	—	(2,844)
Indonesian Rupiah,
Expiring 01/11/22	Deutsche Bank AG	IDR	956,000	67,045	67,147	102	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	IDR	21,846,934	1,522,328	1,534,821	12,493	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	IDR	3,767,128	262,792	264,653	1,861	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	IDR	1,686,934	116,978	118,513	1,535	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	6,224,908	428,329	434,100	5,771	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	3,908,362	271,000	272,553	1,553	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	3,560,112	246,000	248,268	2,268	—
Israeli Shekel,
Expiring 03/16/22	Citibank, N.A.	ILS	672	217,000	216,246	—	(754)
Japanese Yen,
Expiring 01/11/22	Citibank, N.A.	JPY	11,200	98,055	97,374	—	(681)
Expiring 01/11/22	Citibank, N.A.	JPY	8,800	77,652	76,508	—	(1,144)
Expiring 01/11/22	Deutsche Bank AG	JPY	14,300	125,899	124,326	—	(1,573)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	311,788	2,744,730	2,710,709	—	(34,021)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	11,400	100,978	99,113	—	(1,865)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	7,900	69,728	68,683	—	(1,045)
Expiring 01/18/22	Goldman Sachs Bank USA	JPY	688,906	6,020,174	5,989,745	—	(30,429)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	JPY	183,646	1,617,870	1,596,722	—	(21,148)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/19/22	Barclays Bank PLC	JPY	11,056	$97,293	$96,126	$—	$(1,167)
Expiring 01/19/22	HSBC Bank PLC	JPY	25,268	222,543	219,699	—	(2,844)
Expiring 03/16/22	Barclays Bank PLC	JPY	3,905,662	34,382,390	33,975,463	—	(406,927)
Expiring 03/16/22	Barclays Bank PLC	JPY	103,980	918,726	904,523	—	(14,203)
Expiring 03/16/22	Barclays Bank PLC	JPY	28,803	254,294	250,556	—	(3,738)
Expiring 03/16/22	Barclays Bank PLC	JPY	18,657	162,749	162,300	—	(449)
Expiring 03/16/22	Barclays Bank PLC	JPY	16,262	143,211	141,467	—	(1,744)
Expiring 03/16/22	Barclays Bank PLC	JPY	6,568	57,846	57,136	—	(710)
Expiring 03/16/22	Barclays Bank PLC	JPY	4,667	41,008	40,600	—	(408)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	JPY	110,949	977,128	965,148	—	(11,980)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	JPY	73,998	653,309	643,709	—	(9,600)
Mexican Peso,
Expiring 01/07/22	Morgan Stanley Capital Services LLC	MXN	3,000	144,031	146,339	2,308	—
Expiring 01/11/22	Citibank, N.A.	MXN	2,660	123,714	129,677	5,963	—
Expiring 01/11/22	Citibank, N.A.	MXN	1,260	60,815	61,426	611	—
Expiring 01/11/22	Citibank, N.A.	MXN	910	43,790	44,363	573	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	MXN	1,650	79,227	80,439	1,212	—
Expiring 01/18/22	Goldman Sachs Bank USA	MXN	106,164	5,052,851	5,169,401	116,550	—
Expiring 01/18/22	Goldman Sachs Bank USA	MXN	5,632	263,920	274,237	10,317	—
Expiring 01/18/22	Goldman Sachs Bank USA	MXN	5,046	233,304	245,698	12,394	—
Expiring 01/18/22	Goldman Sachs Bank USA	MXN	4,544	207,117	221,259	14,142	—
Expiring 02/08/22	Goldman Sachs Bank USA	MXN	13,269	636,000	643,708	7,708	—
Expiring 03/16/22	HSBC Bank PLC	MXN	2,639	123,000	127,196	4,196	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	3,512	161,857	169,258	7,401	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	3,512	162,021	169,258	7,237	—
Expiring 03/17/22	BNP Paribas S.A.	MXN	20,032	929,335	965,154	35,819	—
Expiring 03/17/22	Goldman Sachs International	MXN	4,577	212,320	220,534	8,214	—
Expiring 03/17/22	UBS AG	MXN	49,653	2,303,500	2,392,338	88,838	—
Expiring 03/30/22	Morgan Stanley Capital Services LLC	MXN	12,655	604,154	608,220	4,066	—
New Taiwanese Dollar,
Expiring 01/18/22	Citibank, N.A.	TWD	416	14,996	15,024	28	—
New Zealand Dollar,
Expiring 01/11/22	Citibank, N.A.	NZD	120	81,862	82,177	315	—
Expiring 01/11/22	Deutsche Bank AG	NZD	160	108,504	109,570	1,066	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	145	98,658	99,298	640	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	115	78,056	78,753	697	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	105	71,315	71,905	590	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	80	54,309	54,785	476	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	12	8,146	8,218	72	—
Expiring 01/18/22	Goldman Sachs Bank USA	NZD	45	32,146	30,814	—	(1,332)
Expiring 01/19/22	Goldman Sachs International	NZD	77	55,302	52,777	—	(2,525)
Expiring 03/16/22	Barclays Bank PLC	NZD	6,462	4,355,475	4,420,201	64,726	—
Expiring 03/16/22	Barclays Bank PLC	NZD	5,877	3,972,151	4,020,102	47,951	—
Expiring 03/16/22	Barclays Bank PLC	NZD	3,220	2,181,934	2,202,990	21,056	—
Expiring 03/16/22	Barclays Bank PLC	NZD	2,493	1,680,540	1,705,317	24,777	—
Expiring 03/16/22	Barclays Bank PLC	NZD	202	136,930	138,280	1,350	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	NZD	61,734	42,008,755	42,229,410	220,655	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	NZD	667	450,000	456,568	6,568	—
Expiring 03/17/22	Bank of America, N.A.	NZD	66	45,133	45,254	121	—
Norwegian Krone,
Expiring 01/11/22	Deutsche Bank AG	NOK	5,340	585,860	606,243	20,383	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	1,240	136,256	140,776	4,520	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	1,190	131,677	135,100	3,423	—
Expiring 01/18/22	BNP Paribas S.A.	NOK	727	82,791	82,470	—	(321)
Expiring 01/18/22	BNP Paribas S.A.	NOK	511	61,183	58,006	—	(3,177)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/18/22	Goldman Sachs Bank USA	NOK	121	$13,372	$13,736	$364	$—
Expiring 03/16/22	Barclays Bank PLC	NOK	64,188	7,172,917	7,278,393	105,476	—
Expiring 03/16/22	Barclays Bank PLC	NOK	54,191	5,981,098	6,144,856	163,758	—
Expiring 03/16/22	Barclays Bank PLC	NOK	49,162	5,395,286	5,574,611	179,325	—
Expiring 03/16/22	Barclays Bank PLC	NOK	46,321	5,101,109	5,252,497	151,388	—
Expiring 03/16/22	Barclays Bank PLC	NOK	18,754	2,092,241	2,126,568	34,327	—
Expiring 03/16/22	Barclays Bank PLC	NOK	12,959	1,420,391	1,469,430	49,039	—
Expiring 03/16/22	Barclays Bank PLC	NOK	11,750	1,299,096	1,332,400	33,304	—
Expiring 03/16/22	Barclays Bank PLC	NOK	10,949	1,212,661	1,241,560	28,899	—
Expiring 03/16/22	Barclays Bank PLC	NOK	7,629	845,878	865,026	19,148	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	NOK	617,560	67,636,340	70,026,619	2,390,279	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	NOK	51,802	5,895,860	5,873,906	—	(21,954)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	NOK	22,606	2,555,143	2,563,391	8,248	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	NOK	13,117	1,447,209	1,487,370	40,161	—
Expiring 03/17/22	Bank of America, N.A.	NOK	425	48,155	48,164	9	—
Peruvian Nuevo Sol,
Expiring 01/11/22	Bank of America, N.A.	PEN	125	30,734	31,303	569	—
Philippine Peso,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	PHP	2,760	55,222	53,789	—	(1,433)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	PHP	9,743	192,000	188,418	—	(3,582)
Polish Zloty,
Expiring 01/11/22	Citibank, N.A.	PLN	550	134,910	136,415	1,505	—
Expiring 01/11/22	Citibank, N.A.	PLN	225	54,661	55,806	1,145	—
Expiring 01/11/22	Citibank, N.A.	PLN	180	44,002	44,645	643	—
Expiring 01/11/22	Deutsche Bank AG	PLN	55	13,266	13,641	375	—
Expiring 01/19/22	BNP Paribas S.A.	PLN	267	66,133	66,133	—	—
Expiring 01/19/22	Citibank, N.A.	PLN	746	189,000	184,988	—	(4,012)
Expiring 01/19/22	Goldman Sachs International	PLN	492	123,000	121,880	—	(1,120)
Expiring 01/19/22	Goldman Sachs International	PLN	485	122,000	120,101	—	(1,899)
Expiring 01/19/22	Goldman Sachs International	PLN	480	121,000	118,968	—	(2,032)
Expiring 01/19/22	Goldman Sachs International	PLN	391	98,000	97,027	—	(973)
Expiring 01/19/22	Goldman Sachs International	PLN	386	97,000	95,614	—	(1,386)
Expiring 01/19/22	Goldman Sachs International	PLN	306	77,076	75,936	—	(1,140)
Expiring 01/19/22	HSBC Bank PLC	PLN	794	198,000	196,924	—	(1,076)
Expiring 01/19/22	HSBC Bank PLC	PLN	776	190,000	192,255	2,255	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	PLN	815	200,000	201,955	1,955	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	PLN	596	146,000	147,712	1,712	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	PLN	580	139,000	143,723	4,723	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	494	121,000	122,483	1,483	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	379	96,000	93,912	—	(2,088)
Russian Ruble,
Expiring 01/11/22	Deutsche Bank AG	RUB	4,930	66,139	65,532	—	(607)
Expiring 01/12/22	Morgan Stanley Capital Services LLC	RUB	48,329	650,925	642,398	—	(8,527)
Expiring 01/18/22	BNP Paribas S.A.	RUB	34,938	471,061	464,303	—	(6,758)
Expiring 01/18/22	Citibank, N.A.	RUB	53,379	725,688	709,367	—	(16,321)
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	124,750	1,682,798	1,657,843	—	(24,955)
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	118,400	1,596,387	1,573,456	—	(22,931)
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	63,477	858,559	843,568	—	(14,991)
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	58,150	786,181	772,767	—	(13,414)
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	40,645	545,399	540,144	—	(5,255)
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	23,414	327,691	311,156	—	(16,535)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	RUB	96,429	1,297,926	1,281,481	—	(16,445)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	RUB	48,657	687,523	646,614	—	(40,909)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	RUB	3,278	44,233	43,563	—	(670)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	RUB	2,222	29,970	29,529	—	(441)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	42,302	$551,477	$556,212	$4,735	$—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	9,060	120,000	119,127	—	(873)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	7,245	96,000	95,266	—	(734)
Expiring 03/17/22	Goldman Sachs International	RUB	277,821	3,696,718	3,652,019	—	(44,699)
Expiring 03/29/22	Morgan Stanley Capital Services LLC	RUB	47,207	627,846	618,701	—	(9,145)
Singapore Dollar,
Expiring 01/11/22	Deutsche Bank AG	SGD	65	47,564	48,230	666	—
Expiring 03/16/22	Barclays Bank PLC	SGD	5,575	4,100,082	4,135,575	35,493	—
Expiring 03/16/22	Barclays Bank PLC	SGD	5,508	4,042,103	4,085,765	43,662	—
Expiring 03/16/22	Barclays Bank PLC	SGD	2,809	2,050,785	2,083,923	33,138	—
Expiring 03/16/22	Barclays Bank PLC	SGD	2,289	1,673,408	1,698,198	24,790	—
Expiring 03/16/22	Barclays Bank PLC	SGD	1,294	949,315	959,962	10,647	—
Expiring 03/16/22	Barclays Bank PLC	SGD	744	545,732	552,233	6,501	—
Expiring 03/16/22	Barclays Bank PLC	SGD	354	258,523	262,616	4,093	—
Expiring 03/16/22	Barclays Bank PLC	SGD	39	28,919	29,292	373	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	SGD	455	336,156	337,423	1,267	—
Expiring 03/17/22	BNP Paribas S.A.	SGD	18	12,882	13,096	214	—
South African Rand,
Expiring 01/11/22	Citibank, N.A.	ZAR	8,750	547,566	548,270	704	—
Expiring 01/11/22	Deutsche Bank AG	ZAR	690	43,696	43,235	—	(461)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	ZAR	214	13,904	13,421	—	(483)
Expiring 03/16/22	HSBC Bank PLC	ZAR	1,804	112,000	112,023	23	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	1,910	119,000	118,563	—	(437)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	1,834	112,000	113,893	1,893	—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	2,367	146,000	146,984	984	—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	996	62,194	61,821	—	(373)
Expiring 03/17/22	UBS AG	ZAR	48	2,915	2,959	44	—
South Korean Won,
Expiring 01/11/22	Deutsche Bank AG	KRW	187,918	159,785	157,971	—	(1,814)
Expiring 01/11/22	Deutsche Bank AG	KRW	75,330	63,975	63,326	—	(649)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	47,770	40,669	40,157	—	(512)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	KRW	2,882,497	2,437,263	2,422,687	—	(14,576)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	KRW	123,832	104,034	104,078	44	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	KRW	14,166	12,063	11,906	—	(157)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	KRW	4,362	3,688	3,666	—	(22)
Expiring 03/17/22	Goldman Sachs International	KRW	5,492	4,660	4,610	—	(50)
Swedish Krona,
Expiring 01/11/22	Citibank, N.A.	SEK	3,060	335,438	338,667	3,229	—
Expiring 01/11/22	Citibank, N.A.	SEK	700	76,957	77,473	516	—
Expiring 01/11/22	Deutsche Bank AG	SEK	749	82,946	82,896	—	(50)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	700	76,855	77,472	617	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	650	72,041	71,939	—	(102)
Expiring 03/16/22	Barclays Bank PLC	SEK	283,429	31,416,781	31,385,632	—	(31,149)
Expiring 03/16/22	Barclays Bank PLC	SEK	40,165	4,407,325	4,447,681	40,356	—
Expiring 03/16/22	Barclays Bank PLC	SEK	37,639	4,148,625	4,167,963	19,338	—
Expiring 03/16/22	Barclays Bank PLC	SEK	30,421	3,338,919	3,368,684	29,765	—
Expiring 03/16/22	Barclays Bank PLC	SEK	21,903	2,414,872	2,425,461	10,589	—
Expiring 03/16/22	Barclays Bank PLC	SEK	18,428	2,030,062	2,040,668	10,606	—
Expiring 03/16/22	Barclays Bank PLC	SEK	5,184	569,700	574,009	4,309	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	SEK	565,908	62,476,088	62,666,193	190,105	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	SEK	54,866	6,075,352	6,075,603	251	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	SEK	44,177	4,840,456	4,892,016	51,560	—
Swiss Franc,
Expiring 01/11/22	Bank of America, N.A.	CHF	137	148,087	150,393	2,306	—
Expiring 01/11/22	Bank of America, N.A.	CHF	48	52,113	52,692	579	—

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/11/22	Deutsche Bank AG	CHF	40	$43,252	$43,911	$659	$—
Expiring 03/16/22	Barclays Bank PLC	CHF	5,512	6,047,832	6,061,268	13,436	—
Expiring 03/16/22	Barclays Bank PLC	CHF	4,049	4,388,537	4,452,739	64,202	—
Expiring 03/16/22	Barclays Bank PLC	CHF	3,153	3,451,804	3,467,172	15,368	—
Expiring 03/16/22	Barclays Bank PLC	CHF	2,616	2,845,689	2,876,707	31,018	—
Expiring 03/16/22	Barclays Bank PLC	CHF	2,385	2,581,877	2,622,522	40,645	—
Expiring 03/16/22	Barclays Bank PLC	CHF	409	445,324	449,339	4,015	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	CHF	1,112	1,212,708	1,222,349	9,641	—
Thai Baht,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	THB	1,040	30,902	31,130	228	—
Expiring 03/16/22	HSBC Bank PLC	THB	9,654	289,000	288,928	—	(72)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	5,718	171,000	171,131	131	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	THB	8,936	268,000	267,424	—	(576)
Expiring 03/17/22	Citibank, N.A.	THB	158	4,722	4,729	7	—
Turkish Lira,
Expiring 01/11/22	Bank of America, N.A.	TRY	1,350	97,157	101,179	4,022	—
Expiring 01/11/22	Bank of America, N.A.	TRY	191	16,696	14,315	—	(2,381)
Expiring 01/11/22	Bank of America, N.A.	TRY	191	16,784	14,315	—	(2,469)
Expiring 01/11/22	Bank of America, N.A.	TRY	176	14,734	13,191	—	(1,543)
Expiring 01/11/22	Bank of America, N.A.	TRY	129	10,872	9,668	—	(1,204)
Expiring 01/11/22	Bank of America, N.A.	TRY	85	7,104	6,371	—	(733)
Expiring 01/11/22	Citibank, N.A.	TRY	266	18,132	19,936	1,804	—
Expiring 01/11/22	Citibank, N.A.	TRY	194	13,239	14,540	1,301	—
Expiring 01/11/22	Deutsche Bank AG	TRY	255	20,280	19,112	—	(1,168)

				$758,058,682	$764,290,471	7,539,653	(1,307,864)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/11/22	Bank of America, N.A.	AUD	73	$51,419	$53,112	$—	$(1,693)
Expiring 01/11/22	Deutsche Bank AG	AUD	2,800	1,976,363	2,037,206	—	(60,843)
Expiring 01/11/22	Deutsche Bank AG	AUD	155	110,350	112,774	—	(2,424)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	497	360,722	361,604	—	(882)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	490	348,878	356,511	—	(7,633)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	145	102,066	105,499	—	(3,433)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	135	96,295	98,222	—	(1,927)
Expiring 01/18/22	BNP Paribas S.A.	AUD	108	80,966	78,580	2,386	—
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	AUD	5,132	3,756,183	3,733,993	22,190	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	AUD	208	148,289	151,339	—	(3,050)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	AUD	90	64,963	65,483	—	(520)
Expiring 01/19/22	Citibank, N.A.	AUD	67	50,175	48,777	1,398	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	AUD	155	112,000	112,977	—	(977)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	566	417,245	411,949	5,296	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	546	402,612	397,501	5,111	—
Expiring 03/16/22	Barclays Bank PLC	AUD	14,872	10,603,190	10,822,305	—	(219,115)
Expiring 03/16/22	Barclays Bank PLC	AUD	9,521	6,806,367	6,928,329	—	(121,962)
Expiring 03/16/22	Barclays Bank PLC	AUD	7,216	5,187,378	5,250,779	—	(63,401)
Expiring 03/16/22	Barclays Bank PLC	AUD	7,192	5,158,741	5,233,299	—	(74,558)
Expiring 03/16/22	Barclays Bank PLC	AUD	4,849	3,446,629	3,528,439	—	(81,810)
Expiring 03/16/22	Barclays Bank PLC	AUD	4,393	3,154,939	3,196,516	—	(41,577)
Expiring 03/16/22	Barclays Bank PLC	AUD	4,077	2,903,159	2,966,731	—	(63,572)
Expiring 03/16/22	Barclays Bank PLC	AUD	3,846	2,784,712	2,798,763	—	(14,051)

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 03/16/22	Barclays Bank PLC	AUD	3,244	$2,305,386	$2,360,277	$—	$(54,891)
Expiring 03/16/22	Barclays Bank PLC	AUD	2,915	2,081,332	2,121,035	—	(39,703)
Expiring 03/16/22	Barclays Bank PLC	AUD	2,869	2,071,584	2,087,747	—	(16,163)
Expiring 03/16/22	Barclays Bank PLC	AUD	2,797	1,994,582	2,035,611	—	(41,029)
Expiring 03/16/22	Barclays Bank PLC	AUD	2,077	1,484,729	1,511,607	—	(26,878)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	AUD	18,397	13,139,382	13,387,603	—	(248,221)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	AUD	11,998	8,672,568	8,730,951	—	(58,383)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	AUD	1,204	874,390	876,478	—	(2,088)
Brazilian Real,
Expiring 01/04/22	Bank of America, N.A.	BRL	415	72,125	74,447	—	(2,322)
Expiring 01/04/22	Citibank, N.A.	BRL	415	74,366	74,447	—	(81)
Expiring 01/04/22	Citibank, N.A.	BRL	265	46,208	47,539	—	(1,331)
Expiring 01/04/22	Citibank, N.A.	BRL	260	45,851	46,641	—	(790)
Expiring 01/04/22	Citibank, N.A.	BRL	65	11,504	11,660	—	(156)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	BRL	1,421	247,816	254,069	—	(6,253)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	BRL	757	130,288	135,348	—	(5,060)
Expiring 02/02/22	JPMorgan Chase Bank, N.A.	BRL	533	94,000	94,902	—	(902)
Expiring 03/17/22	Goldman Sachs International	BRL	1,846	325,812	325,187	625	—
Expiring 03/17/22	Goldman Sachs International	BRL	687	120,619	121,067	—	(448)
British Pound,
Expiring 01/11/22	Bank of America, N.A.	GBP	3,957	5,254,718	5,355,866	—	(101,148)
Expiring 01/11/22	Bank of America, N.A.	GBP	90	119,516	121,817	—	(2,301)
Expiring 01/11/22	Citibank, N.A.	GBP	155	205,480	209,795	—	(4,315)
Expiring 01/11/22	Citibank, N.A.	GBP	98	130,610	132,645	—	(2,035)
Expiring 01/11/22	Citibank, N.A.	GBP	24	31,946	32,485	—	(539)
Expiring 01/11/22	Deutsche Bank AG	GBP	86	113,871	116,402	—	(2,531)
Expiring 01/12/22	HSBC Bank PLC	GBP	2,749	3,678,102	3,720,220	—	(42,118)
Expiring 01/18/22	Citibank, N.A.	GBP	191	256,639	258,517	—	(1,878)
Expiring 01/18/22	Goldman Sachs Bank USA	GBP	80	107,407	108,279	—	(872)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	GBP	4,335	5,896,277	5,867,457	28,820	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	GBP	79	105,095	107,313	—	(2,218)
Expiring 03/16/22	Barclays Bank PLC	GBP	15,404	20,394,504	20,842,905	—	(448,401)
Expiring 03/16/22	Barclays Bank PLC	GBP	4,178	5,538,218	5,652,947	—	(114,729)
Expiring 03/16/22	Barclays Bank PLC	GBP	2,827	3,749,598	3,825,008	—	(75,410)
Expiring 03/16/22	Barclays Bank PLC	GBP	1,347	1,781,511	1,822,665	—	(41,154)
Expiring 03/16/22	Barclays Bank PLC	GBP	983	1,299,065	1,329,768	—	(30,703)
Expiring 03/16/22	Barclays Bank PLC	GBP	951	1,258,916	1,286,674	—	(27,758)
Expiring 03/16/22	Barclays Bank PLC	GBP	708	944,798	957,705	—	(12,907)
Expiring 03/16/22	Barclays Bank PLC	GBP	604	800,439	817,928	—	(17,489)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	GBP	10,147	13,431,613	13,729,458	—	(297,845)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	GBP	5,133	6,876,161	6,945,030	—	(68,869)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	GBP	221	298,371	299,372	—	(1,001)
Canadian Dollar,
Expiring 01/06/22	Citibank, N.A.	CAD	2,965	2,308,147	2,343,958	—	(35,811)
Expiring 01/11/22	Bank of America, N.A.	CAD	3,668	2,872,155	2,899,695	—	(27,540)
Expiring 01/11/22	Citibank, N.A.	CAD	225	176,115	177,872	—	(1,757)
Expiring 01/11/22	Citibank, N.A.	CAD	130	101,398	102,770	—	(1,372)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CAD	61	47,755	48,223	—	(468)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	CAD	204	165,413	161,269	4,144	—
Expiring 01/19/22	Goldman Sachs International	CAD	400	323,061	316,212	6,849	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CAD	80	63,794	62,872	922	—
Expiring 02/04/22	JPMorgan Chase Bank, N.A.	CAD	143	113,148	113,044	104	—
Expiring 03/16/22	Barclays Bank PLC	CAD	14,243	11,126,440	11,258,022	—	(131,582)
Expiring 03/16/22	Barclays Bank PLC	CAD	6,615	5,228,448	5,228,646	—	(198)
Expiring 03/16/22	Barclays Bank PLC	CAD	6,346	4,948,279	5,015,930	—	(67,651)

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 03/16/22	Barclays Bank PLC	CAD	4,107	$3,180,812	$3,246,549	$—	$(65,737)
Expiring 03/16/22	Barclays Bank PLC	CAD	3,592	2,827,919	2,839,484	—	(11,565)
Expiring 03/16/22	Barclays Bank PLC	CAD	3,458	2,690,773	2,733,184	—	(42,411)
Expiring 03/16/22	Barclays Bank PLC	CAD	2,875	2,251,508	2,272,822	—	(21,314)
Expiring 03/16/22	Barclays Bank PLC	CAD	1,449	1,132,325	1,145,463	—	(13,138)
Expiring 03/16/22	Barclays Bank PLC	CAD	837	646,044	661,681	—	(15,637)
Expiring 03/16/22	Barclays Bank PLC	CAD	645	504,545	509,499	—	(4,954)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	CAD	1,940	1,514,714	1,533,438	—	(18,724)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	CAD	1,577	1,230,445	1,246,416	—	(15,971)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	CAD	251	194,028	198,308	—	(4,280)
Expiring 03/17/22	BNP Paribas S.A.	CAD	25	19,180	19,470	—	(290)
Expiring 03/17/22	Goldman Sachs International	CAD	2,363	1,839,524	1,867,348	—	(27,824)
Chilean Peso,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CLP	24,300	28,766	28,482	284	—
China Yuan,
Expiring 03/17/22	BNP Paribas S.A.	CNY	131,035	20,378,428	20,481,223	—	(102,795)
Chinese Renminbi,
Expiring 01/11/22	Deutsche Bank AG	CNH	550	85,980	86,459	—	(479)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	1,369	214,415	215,204	—	(789)
Expiring 01/18/22	Citibank, N.A.	CNH	10,307	1,588,380	1,619,385	—	(31,005)
Expiring 01/18/22	Citibank, N.A.	CNH	10,240	1,593,650	1,608,859	—	(15,209)
Expiring 01/18/22	Citibank, N.A.	CNH	9,864	1,542,745	1,549,784	—	(7,039)
Expiring 01/18/22	Citibank, N.A.	CNH	9,807	1,533,635	1,540,879	—	(7,244)
Expiring 01/18/22	Citibank, N.A.	CNH	2,187	335,981	343,611	—	(7,630)
Expiring 01/18/22	Citibank, N.A.	CNH	1,319	205,532	207,235	—	(1,703)
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	CNH	15,277	2,342,473	2,400,196	—	(57,723)
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	CNH	9,760	1,527,506	1,533,444	—	(5,938)
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	CNH	9,750	1,527,926	1,531,873	—	(3,947)
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	CNH	4,790	749,943	752,581	—	(2,638)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	CNH	4,939	772,503	775,991	—	(3,488)
Expiring 02/18/22	Barclays Bank PLC	CNH	7,504	1,168,693	1,176,500	—	(7,807)
Expiring 02/18/22	Citibank, N.A.	CNH	4,830	752,166	757,261	—	(5,095)
Expiring 02/18/22	HSBC Bank PLC	CNH	1,885	294,000	295,614	—	(1,614)
Expiring 02/18/22	JPMorgan Chase Bank, N.A.	CNH	1,724	268,000	270,235	—	(2,235)
Expiring 03/17/22	Bank of America, N.A.	CNH	37	5,700	5,722	—	(22)
Colombian Peso,
Expiring 01/11/22	Citibank, N.A.	COP	46,700	11,591	11,471	120	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	COP	351,201	92,348	86,190	6,158	—
Expiring 03/16/22	Citibank, N.A.	COP	717,352	179,360	174,945	4,415	—
Expiring 03/16/22	Goldman Sachs International	COP	953,009	239,480	232,417	7,063	—
Czech Koruna,
Expiring 01/11/22	Bank of America, N.A.	CZK	2,810	124,778	128,475	—	(3,697)
Expiring 01/11/22	Bank of America, N.A.	CZK	1,670	73,693	76,353	—	(2,660)
Expiring 01/19/22	Citibank, N.A.	CZK	10,067	456,764	459,941	—	(3,177)
Expiring 01/19/22	Goldman Sachs International	CZK	4,896	217,000	223,689	—	(6,689)
Expiring 01/19/22	HSBC Bank PLC	CZK	5,055	225,000	230,936	—	(5,936)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	3,308	145,000	151,115	—	(6,115)
Danish Krone,
Expiring 01/11/22	Deutsche Bank AG	DKK	700	106,461	107,189	—	(728)
Expiring 03/17/22	BNP Paribas S.A.	DKK	8	1,257	1,270	—	(13)
Euro,
Expiring 01/11/22	Bank of America, N.A.	EUR	254	287,994	289,242	—	(1,248)
Expiring 01/11/22	Bank of America, N.A.	EUR	140	158,312	159,424	—	(1,112)
Expiring 01/11/22	Bank of America, N.A.	EUR	86	97,326	97,932	—	(606)
Expiring 01/11/22	Bank of America, N.A.	EUR	76	85,726	86,545	—	(819)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/11/22	Citibank, N.A.	EUR	68	$76,876	$77,434	$—	$(558)
Expiring 01/11/22	Deutsche Bank AG	EUR	140	157,837	159,425	—	(1,588)
Expiring 01/11/22	Deutsche Bank AG	EUR	89	101,038	101,348	—	(310)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	11,709	13,237,903	13,333,589	—	(95,686)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	375	423,966	427,031	—	(3,065)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	144	162,875	163,979	—	(1,104)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	69	78,156	78,573	—	(417)
Expiring 01/12/22	Goldman Sachs International	EUR	34,021	38,350,035	38,741,954	—	(391,919)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	112	127,170	127,647	—	(477)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	92	104,280	104,787	—	(507)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	71	80,156	80,768	—	(612)
Expiring 01/18/22	BNP Paribas S.A.	EUR	147	165,868	167,419	—	(1,551)
Expiring 01/18/22	BNP Paribas S.A.	EUR	10	11,579	11,389	190	—
Expiring 01/18/22	Citibank, N.A.	EUR	1,455	1,654,082	1,657,111	—	(3,029)
Expiring 01/18/22	Citibank, N.A.	EUR	1,017	1,177,854	1,158,270	19,584	—
Expiring 01/18/22	Citibank, N.A.	EUR	856	965,644	974,905	—	(9,261)
Expiring 01/18/22	Citibank, N.A.	EUR	614	712,442	699,289	13,153	—
Expiring 01/18/22	Citibank, N.A.	EUR	512	578,544	583,121	—	(4,577)
Expiring 01/18/22	Citibank, N.A.	EUR	485	564,080	552,371	11,709	—
Expiring 01/18/22	Citibank, N.A.	EUR	367	414,320	417,979	—	(3,659)
Expiring 01/18/22	Goldman Sachs Bank USA	EUR	411	477,522	468,091	9,431	—
Expiring 01/18/22	Goldman Sachs Bank USA	EUR	360	420,125	410,007	10,118	—
Expiring 01/18/22	Goldman Sachs Bank USA	EUR	32	37,241	36,622	619	—
Expiring 01/19/22	Citibank, N.A.	EUR	113	129,000	128,365	635	—
Expiring 01/19/22	Goldman Sachs International	EUR	5,044	5,839,714	5,744,542	95,172	—
Expiring 01/19/22	HSBC Bank PLC	EUR	7,380	8,546,358	8,405,848	140,510	—
Expiring 01/19/22	HSBC Bank PLC	EUR	80	90,180	90,692	—	(512)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	EUR	7,301	8,461,546	8,315,554	145,992	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	1,882	2,189,559	2,143,930	45,629	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	493	572,338	561,037	11,301	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	188	212,338	214,507	—	(2,169)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	108	122,396	123,316	—	(920)
Expiring 02/22/22	Morgan Stanley Capital Services LLC	EUR	495	562,179	563,618	—	(1,439)
Expiring 02/28/22	JPMorgan Chase Bank, N.A.	EUR	523	589,621	595,761	—	(6,140)
Expiring 03/16/22	Barclays Bank PLC	EUR	631	714,309	719,870	—	(5,561)
Expiring 03/16/22	Barclays Bank PLC	EUR	375	424,586	427,583	—	(2,997)
Expiring 03/16/22	Barclays Bank PLC	EUR	181	205,389	206,819	—	(1,430)
Expiring 03/16/22	Barclays Bank PLC	EUR	142	159,901	161,561	—	(1,660)
Expiring 03/16/22	Barclays Bank PLC	EUR	105	118,887	119,538	—	(651)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	EUR	3,491	3,963,776	3,981,027	—	(17,251)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	EUR	1,928	2,192,047	2,198,198	—	(6,151)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	EUR	780	881,133	889,053	—	(7,920)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	EUR	347	393,048	395,503	—	(2,455)
Expiring 03/17/22	BNP Paribas S.A.	EUR	1,571	1,782,337	1,790,888	—	(8,551)
Expiring 03/17/22	BNP Paribas S.A.	EUR	581	658,486	662,383	—	(3,897)
Expiring 03/17/22	Goldman Sachs International	EUR	1,003	1,133,021	1,143,337	—	(10,316)
Expiring 03/17/22	JPMorgan Chase Bank, N.A.	EUR	213	241,261	243,455	—	(2,194)
Expiring 03/17/22	The Bank of New York Mellon	EUR	23	25,495	25,720	—	(225)
Expiring 03/17/22	UBS AG	EUR	5,867	6,630,091	6,690,424	—	(60,333)
Expiring 03/17/22	UBS AG	EUR	304	345,568	347,034	—	(1,466)
Expiring 03/17/22	UBS AG	EUR	53	60,551	60,924	—	(373)
Expiring 03/17/22	UBS AG	EUR	45	50,642	50,786	—	(144)
Expiring 03/17/22	UBS AG	EUR	22	25,268	25,393	—	(125)
Hong Kong Dollar,
Expiring 03/17/22	BNP Paribas S.A.	HKD	69	8,859	8,866	—	(7)

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint,
Expiring 01/11/22	Bank of America, N.A.	HUF	16,800	$52,451	$51,722	$729	$—
Expiring 01/11/22	Deutsche Bank AG	HUF	19,595	60,692	60,327	365	—
Expiring 01/19/22	Goldman Sachs International	HUF	183,802	587,660	565,471	22,189	—
Expiring 01/19/22	HSBC Bank PLC	HUF	183,802	587,867	565,471	22,396	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	40,212	124,000	123,714	286	—
Expiring 03/17/22	UBS AG	HUF	477	1,453	1,458	—	(5)
Indian Rupee,
Expiring 01/11/22	Citibank, N.A.	INR	10,320	136,950	138,361	—	(1,411)
Expiring 01/11/22	Citibank, N.A.	INR	5,640	74,747	75,616	—	(869)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	6,180	81,952	82,856	—	(904)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	INR	108,739	1,455,834	1,456,805	—	(971)
Expiring 03/16/22	Goldman Sachs International	INR	15,762	207,021	209,613	—	(2,592)
Expiring 03/16/22	HSBC Bank PLC	INR	30,626	401,000	407,296	—	(6,296)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	19,700	258,000	261,982	—	(3,982)
Indonesian Rupiah,
Expiring 01/11/22	Citibank, N.A.	IDR	4,028,000	279,858	282,920	—	(3,062)
Expiring 01/11/22	Deutsche Bank AG	IDR	502,000	34,837	35,260	—	(423)
Expiring 01/18/22	BNP Paribas S.A.	IDR	24,616,364	1,713,635	1,729,383	—	(15,748)
Expiring 01/18/22	Citibank, N.A.	IDR	69,916,530	4,842,804	4,911,874	—	(69,070)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	IDR	3,118,787	217,375	219,105	—	(1,730)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	IDR	22,645	1,569	1,591	—	(22)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	IDR	20,696	1,449	1,454	—	(5)
Israeli Shekel,
Expiring 01/11/22	Bank of America, N.A.	ILS	385	121,789	123,840	—	(2,051)
Expiring 03/16/22	Citibank, N.A.	ILS	1,217	386,122	391,794	—	(5,672)
Expiring 03/16/22	Citibank, N.A.	ILS	347	111,000	111,573	—	(573)
Japanese Yen,
Expiring 01/11/22	Bank of America, N.A.	JPY	7,200	63,261	62,598	663	—
Expiring 01/11/22	Citibank, N.A.	JPY	1,447,923	12,786,366	12,588,354	198,012	—
Expiring 01/11/22	Citibank, N.A.	JPY	27,850	245,939	242,130	3,809	—
Expiring 01/11/22	Citibank, N.A.	JPY	7,200	63,988	62,597	1,391	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	11,400	101,054	99,112	1,942	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	6,541	56,797	56,868	—	(71)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	5,424	48,009	47,156	853	—
Expiring 01/18/22	Citibank, N.A.	JPY	26,320	229,253	228,841	412	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	JPY	140,588	1,221,720	1,222,353	—	(633)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	JPY	112,154	987,562	975,132	12,430	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	JPY	88,215	766,595	766,992	—	(397)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	JPY	73,820	643,141	641,833	1,308	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	JPY	46,645	411,092	405,558	5,534	—
Expiring 01/28/22	JPMorgan Chase Bank, N.A.	JPY	115,915	1,019,259	1,007,916	11,343	—
Expiring 03/16/22	Barclays Bank PLC	JPY	83,052	726,459	722,470	3,989	—
Expiring 03/16/22	Barclays Bank PLC	JPY	80,131	706,103	697,062	9,041	—
Expiring 03/16/22	Barclays Bank PLC	JPY	79,174	697,942	688,741	9,201	—
Expiring 03/16/22	Barclays Bank PLC	JPY	77,949	685,339	678,079	7,260	—
Expiring 03/16/22	Barclays Bank PLC	JPY	58,737	517,451	510,952	6,499	—
Expiring 03/16/22	Barclays Bank PLC	JPY	7,546	66,628	65,640	988	—
Expiring 03/16/22	Barclays Bank PLC	JPY	6,181	53,688	53,765	—	(77)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	JPY	16,779,332	148,205,061	145,963,890	2,241,171	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	JPY	112,679	987,300	980,194	7,106	—
Expiring 03/16/22	Morgan Stanley Capital Services LLC	JPY	77,799	677,458	676,777	681	—
Expiring 03/17/22	BNP Paribas S.A.	JPY	1,731	15,087	15,062	25	—
Expiring 03/17/22	Goldman Sachs International	JPY	3,463	30,156	30,123	33	—
Expiring 03/17/22	UBS AG	JPY	23,663	206,970	205,844	1,126	—
Expiring 03/17/22	UBS AG	JPY	1,687	14,853	14,677	176	—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Malaysian Ringgit,
Expiring 01/11/22	Deutsche Bank AG	MYR	1,632	$384,906	$392,224	$—	$(7,318)
Mexican Peso,
Expiring 01/11/22	Bank of America, N.A.	MXN	2,000	96,246	97,501	—	(1,255)
Expiring 01/11/22	Deutsche Bank AG	MXN	500	23,534	24,377	—	(843)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	MXN	5,320	249,079	259,354	—	(10,275)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	MXN	1,630	76,316	79,464	—	(3,148)
Expiring 01/13/22	Morgan Stanley Capital Services LLC	MXN	12,828	615,615	625,140	—	(9,525)
Expiring 01/14/22	Morgan Stanley Capital Services LLC	MXN	13,874	660,150	676,040	—	(15,890)
Expiring 01/18/22	Goldman Sachs Bank USA	MXN	56,660	2,691,584	2,758,923	—	(67,339)
Expiring 01/18/22	Goldman Sachs Bank USA	MXN	6,968	341,177	339,290	1,887	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	MXN	79,643	3,805,580	3,878,034	—	(72,454)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	MXN	18,244	868,861	888,365	—	(19,504)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	MXN	13,425	643,940	653,698	—	(9,758)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	MXN	8,530	411,373	415,348	—	(3,975)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	MXN	3,150	151,885	153,382	—	(1,497)
Expiring 02/28/22	Citibank, N.A.	MXN	15,011	686,015	725,594	—	(39,579)
Expiring 02/28/22	JPMorgan Chase Bank, N.A.	MXN	14,173	659,556	685,070	—	(25,514)
Expiring 03/17/22	Citibank, N.A.	MXN	1,662	79,849	80,081	—	(232)
New Taiwanese Dollar,
Expiring 01/11/22	Citibank, N.A.	TWD	1,285	46,140	46,394	—	(254)
Expiring 01/11/22	Citibank, N.A.	TWD	1,205	43,330	43,506	—	(176)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	TWD	5,440	197,123	196,407	716	—
Expiring 01/18/22	Citibank, N.A.	TWD	67,918	2,456,703	2,453,024	3,679	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	TWD	2,121	76,584	76,605	—	(21)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	TWD	12	434	433	1	—
Expiring 03/16/22	Citibank, N.A.	TWD	30,209	1,097,064	1,095,915	1,149	—
Expiring 03/16/22	Goldman Sachs International	TWD	12,947	470,069	469,678	391	—
Expiring 03/16/22	Goldman Sachs International	TWD	7,257	263,000	263,268	—	(268)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	7,194	261,000	260,967	33	—
Expiring 03/17/22	BNP Paribas S.A.	TWD	733	26,624	26,611	13	—
New Zealand Dollar,
Expiring 01/11/22	Citibank, N.A.	NZD	145	98,782	99,298	—	(516)
Expiring 01/11/22	Citibank, N.A.	NZD	100	67,563	68,481	—	(918)
Expiring 01/11/22	Deutsche Bank AG	NZD	673	456,388	460,879	—	(4,491)
Expiring 01/11/22	Deutsche Bank AG	NZD	110	74,595	75,329	—	(734)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	75	50,465	51,361	—	(896)
Expiring 03/16/22	Barclays Bank PLC	NZD	75,920	51,603,584	51,933,509	—	(329,925)
Expiring 03/16/22	Barclays Bank PLC	NZD	16,549	11,226,014	11,320,331	—	(94,317)
Expiring 03/16/22	Barclays Bank PLC	NZD	5,543	3,776,691	3,791,759	—	(15,068)
Expiring 03/16/22	Barclays Bank PLC	NZD	4,811	3,269,531	3,291,118	—	(21,587)
Expiring 03/16/22	Barclays Bank PLC	NZD	3,890	2,652,207	2,661,074	—	(8,867)
Expiring 03/16/22	Barclays Bank PLC	NZD	3,290	2,216,229	2,250,470	—	(34,241)
Expiring 03/16/22	Barclays Bank PLC	NZD	1,586	1,066,317	1,084,787	—	(18,470)
Expiring 03/16/22	Barclays Bank PLC	NZD	897	605,292	613,937	—	(8,645)
Expiring 03/16/22	Barclays Bank PLC	NZD	218	148,260	149,249	—	(989)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	NZD	3,768	2,549,936	2,577,391	—	(27,455)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	NZD	3,067	2,056,571	2,097,760	—	(41,189)
Expiring 03/17/22	Commonwealth Bank of Australia	NZD	67	44,938	45,573	—	(635)
Norwegian Krone,
Expiring 01/11/22	Citibank, N.A.	NOK	780	85,744	88,553	—	(2,809)
Expiring 01/11/22	Citibank, N.A.	NOK	370	41,579	42,005	—	(426)
Expiring 01/11/22	Deutsche Bank AG	NOK	890	98,537	101,041	—	(2,504)
Expiring 01/11/22	Deutsche Bank AG	NOK	613	67,253	69,593	—	(2,340)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	1,710	194,635	194,134	501	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	1,270	142,839	144,181	—	(1,342)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	720	$79,600	$81,740	$—	$(2,140)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	470	51,913	53,358	—	(1,445)
Expiring 03/16/22	Barclays Bank PLC	NOK	963,397	105,493,305	109,241,791	—	(3,748,486)
Expiring 03/16/22	Barclays Bank PLC	NOK	87,818	9,739,013	9,957,943	—	(218,930)
Expiring 03/16/22	Barclays Bank PLC	NOK	29,706	3,339,438	3,368,381	—	(28,943)
Expiring 03/16/22	Barclays Bank PLC	NOK	11,148	1,262,810	1,264,149	—	(1,339)
Expiring 03/16/22	Barclays Bank PLC	NOK	8,027	901,759	910,172	—	(8,413)
Expiring 03/17/22	Goldman Sachs International	NOK	544	59,694	61,671	—	(1,977)
Expiring 03/17/22	UBS AG	NOK	16,198	1,777,762	1,836,742	—	(58,980)
Philippine Peso,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	45,252	891,666	875,112	16,554	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	13,347	261,000	258,112	2,888	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	12,393	244,000	239,660	4,340	—
Polish Zloty,
Expiring 01/11/22	Bank of America, N.A.	PLN	485	117,646	120,293	—	(2,647)
Expiring 01/11/22	Bank of America, N.A.	PLN	435	106,460	107,891	—	(1,431)
Expiring 01/11/22	Citibank, N.A.	PLN	695	170,477	172,378	—	(1,901)
Expiring 01/19/22	Citibank, N.A.	PLN	1,085	267,000	269,013	—	(2,013)
Expiring 01/19/22	The Toronto-Dominion Bank	PLN	637	160,327	157,818	2,509	—
Expiring 03/17/22	Bank of America, N.A.	PLN	34	8,227	8,381	—	(154)
Russian Ruble,
Expiring 01/11/22	Citibank, N.A.	RUB	21,870	291,795	290,708	1,087	—
Expiring 01/11/22	Citibank, N.A.	RUB	7,100	96,533	94,377	2,156	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	RUB	7,120	96,158	94,643	1,515	—
Expiring 01/12/22	Goldman Sachs Bank USA	RUB	48,329	652,308	642,398	9,910	—
Expiring 01/13/22	Goldman Sachs Bank USA	RUB	51,675	706,429	686,847	19,582	—
Expiring 01/13/22	Goldman Sachs Bank USA	RUB	49,575	679,643	658,924	20,719	—
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	66,659	910,468	885,853	24,615	—
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	50,331	678,376	668,861	9,515	—
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	48,406	650,702	643,283	7,419	—
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	16,230	225,899	215,685	10,214	—
Expiring 01/18/22	Goldman Sachs Bank USA	RUB	2,370	33,095	31,496	1,599	—
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	RUB	53,058	704,503	705,108	—	(605)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	RUB	48,329	650,023	642,266	7,757	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	RUB	4,684	63,424	62,247	1,177	—
Expiring 02/17/22	Morgan Stanley Capital Services LLC	RUB	69,876	933,300	924,687	8,613	—
Expiring 02/25/22	Citibank, N.A.	RUB	51,862	678,222	685,087	—	(6,865)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	7,361	96,000	96,791	—	(791)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	12,676	167,000	166,672	328	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	8,787	117,000	115,536	1,464	—
Singapore Dollar,
Expiring 01/11/22	Citibank, N.A.	SGD	345	251,757	255,993	—	(4,236)
Expiring 01/11/22	Citibank, N.A.	SGD	173	126,244	128,368	—	(2,124)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SGD	120	87,573	89,042	—	(1,469)
Expiring 03/16/22	Barclays Bank PLC	SGD	17,327	12,717,714	12,852,994	—	(135,280)
Expiring 03/16/22	Barclays Bank PLC	SGD	2,778	2,033,882	2,060,521	—	(26,639)
Expiring 03/16/22	Barclays Bank PLC	SGD	748	545,472	554,534	—	(9,062)
Expiring 03/16/22	Barclays Bank PLC	SGD	708	518,297	525,531	—	(7,234)
Expiring 03/16/22	Barclays Bank PLC	SGD	395	288,892	293,065	—	(4,173)
Expiring 03/16/22	Barclays Bank PLC	SGD	242	178,913	179,474	—	(561)
Expiring 03/16/22	Barclays Bank PLC	SGD	115	84,111	85,041	—	(930)
Expiring 03/16/22	HSBC Bank PLC	SGD	3,040	2,224,464	2,254,715	—	(30,251)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SGD	183	134,000	135,580	—	(1,580)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	SGD	27,867	20,379,872	20,670,775	—	(290,903)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	SGD	4,414	3,230,103	3,274,030	—	(43,927)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand,
Expiring 01/11/22	Bank of America, N.A.	ZAR	910	$55,895	$57,020	$—	$(1,125)
Expiring 01/11/22	Citibank, N.A.	ZAR	1,530	96,673	95,869	804	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	ZAR	2,370	148,446	148,503	—	(57)
Expiring 03/16/22	Goldman Sachs International	ZAR	10,785	674,591	669,603	4,988	—
Expiring 03/16/22	Goldman Sachs International	ZAR	1,969	122,000	122,249	—	(249)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	1,800	112,000	111,764	236	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	1,441	89,578	89,444	134	—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	7,445	461,516	462,248	—	(732)
South Korean Won,
Expiring 01/11/22	Citibank, N.A.	KRW	54,590	46,113	45,891	222	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	1,066,080	897,510	896,186	1,324	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	215,870	181,736	181,468	268	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	69,154	58,323	58,133	190	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	62,747	52,969	52,747	222	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	56,529	47,676	47,521	155	—
Expiring 01/18/22	Morgan Stanley Capital Services LLC	KRW	72,420	60,806	60,868	—	(62)
Expiring 01/18/22	Morgan Stanley Capital Services LLC	KRW	38,377	32,523	32,255	268	—
Expiring 02/04/22	Citibank, N.A.	KRW	67,980	57,047	57,111	—	(64)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	403,257	340,000	338,513	1,487	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	393,923	331,000	330,678	322	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	323,669	273,000	271,703	1,297	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	127,092	107,662	106,688	974	—
Swedish Krona,
Expiring 01/11/22	Bank of America, N.A.	SEK	910	100,800	100,715	85	—
Expiring 01/11/22	Citibank, N.A.	SEK	1,720	188,547	190,362	—	(1,815)
Expiring 01/11/22	Citibank, N.A.	SEK	710	77,908	78,579	—	(671)
Expiring 01/11/22	Deutsche Bank AG	SEK	910	99,923	100,714	—	(791)
Expiring 03/16/22	Barclays Bank PLC	SEK	34,273	3,762,152	3,795,243	—	(33,091)
Expiring 03/16/22	Barclays Bank PLC	SEK	31,019	3,434,649	3,434,864	—	(215)
Expiring 03/16/22	Barclays Bank PLC	SEK	21,556	2,373,856	2,387,023	—	(13,167)
Expiring 03/16/22	Barclays Bank PLC	SEK	15,358	1,695,564	1,700,666	—	(5,102)
Expiring 03/16/22	Barclays Bank PLC	SEK	13,126	1,446,212	1,453,502	—	(7,290)
Expiring 03/16/22	Barclays Bank PLC	SEK	10,721	1,186,544	1,187,230	—	(686)
Expiring 03/16/22	Barclays Bank PLC	SEK	7,236	798,669	801,273	—	(2,604)
Expiring 03/16/22	Barclays Bank PLC	SEK	2,695	295,430	298,448	—	(3,018)
Swiss Franc,
Expiring 01/11/22	Bank of America, N.A.	CHF	395	430,213	433,616	—	(3,403)
Expiring 01/11/22	Bank of America, N.A.	CHF	270	294,070	296,396	—	(2,326)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CHF	70	75,796	76,843	—	(1,047)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	CHF	287	307,489	314,547	—	(7,058)
Expiring 03/16/22	Barclays Bank PLC	CHF	49,896	54,264,976	54,867,216	—	(602,240)
Expiring 03/16/22	Barclays Bank PLC	CHF	4,131	4,489,825	4,542,270	—	(52,445)
Expiring 03/16/22	Barclays Bank PLC	CHF	3,645	3,944,996	4,008,064	—	(63,068)
Expiring 03/16/22	Barclays Bank PLC	CHF	2,679	2,919,565	2,945,627	—	(26,062)
Expiring 03/16/22	Barclays Bank PLC	CHF	2,603	2,837,725	2,862,182	—	(24,457)
Expiring 03/16/22	Barclays Bank PLC	CHF	1,380	1,501,619	1,516,949	—	(15,330)
Expiring 03/16/22	Barclays Bank PLC	CHF	1,241	1,347,504	1,364,844	—	(17,340)
Expiring 03/16/22	Barclays Bank PLC	CHF	797	864,305	875,966	—	(11,661)
Expiring 03/16/22	Barclays Bank PLC	CHF	319	346,671	350,308	—	(3,637)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	CHF	28,696	31,076,250	31,555,200	—	(478,950)
Expiring 03/16/22	Morgan Stanley Capital Services LLC	CHF	1,027	1,118,840	1,129,129	—	(10,289)
Thai Baht,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	THB	6,440	189,781	192,770	—	(2,989)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	THB	5,450	160,606	163,135	—	(2,529)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	45,674	1,345,129	1,366,893	—	(21,764)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 03/16/22	Morgan Stanley & Co. International PLC	THB	15,030	$446,369	$449,817	$—	$(3,448)
Turkish Lira,
Expiring 01/11/22	Bank of America, N.A.	TRY	3,065	216,914	229,714	—	(12,800)
Expiring 03/17/22	UBS AG	TRY	22	1,404	1,533	—	(129)

				$934,526,914	$942,316,593	3,346,193	(11,135,872)

						$10,885,846	$(12,443,736)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Teva Pharmaceutical Industries Ltd.	06/20/26	1.000	%(Q)	268	3.168%	$(23,618)	$(23,415)	$203

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Republic of France	12/20/26	0.250	%(Q)	160	$(377)	$(313)	$(64)	Barclays Bank PLC

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
AT&T, Inc.	03/20/22	1.000	%(Q)	120	0.244%	$239	$170	$69	Credit Suisse International
Republic of France	12/20/26	0.250%(Q)		160	0.204%	377	1,220	(843)	Barclays Bank PLC
Republic of Greece	12/20/28	1.000%(Q)		250	1.414%	(6,552)	(2,376)	(4,176)	JPMorgan Chase Bank, N.A.
Republic of Greece	12/20/28	1.000%(Q)		190	1.414%	(4,979)	(4,740)	(239)	BNP Paribas S.A.
Republic of Greece	12/20/31	1.000%(Q)		60	1.646%	(3,304)	(1,826)	(1,478)	Barclays Bank PLC
Republic of Italy	12/20/22	1.000%(Q)		1,000	0.262%	7,566	8,128	(562)	Citibank, N.A.
Republic of Italy	12/20/28	1.000%(Q)		50	1.173%	(542)	(191)	(351)	Barclays Bank PLC

						$(7,195)	$385	$(7,580)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.HY.37.V1	12/20/26	5.000%(Q)	4,135	$(368,480)	$(387,447)	$(18,967)
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	3,000	(72,018)	(74,284)	(2,266)

				$(440,498)	$(461,731)	$(21,233)

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	4,193	0.493%	$98,764	$103,831	$5,067

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
GBP2,190	10/15/26	4.500%(T)	U.K. Retail Prices Index(2)(T)	$(95,505)	$(31,381)	$64,124
3,780	11/18/23	3.970%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(13,978)	(18,624)	(4,646)
2,720	05/12/26	2.790%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(3,874)	(121,611)	(117,737)
2,780	10/20/26	2.950%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(1,460)	29,737	31,197
3,780	11/18/26	3.370%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	39,447	45,980	6,533
2,780	10/20/31	2.770%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	2,353	(26,224)	(28,577)
540	10/07/51	2.500%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(13,732)	(13,732)

				$(73,017)	$(135,855)	$(62,838)

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	512	06/21/26	0.688%(S)	6 Month BBSW(2)(S)	$(3,125)	$(14,755)	$(11,630)
AUD	555	06/15/27	1.844%(S)	6 Month BBSW(2)(S)	932	(147)	(1,079)
AUD	1,700	12/03/31	2.750%(S)	6 Month BBSW(2)(S)	167,073	89,779	(77,294)
AUD	129	06/15/32	2.031%(S)	6 Month BBSW(2)(S)	277	(566)	(843)
BRL	6,183	01/02/25	10.550%(T)	1 Day BROIS(2)(T)	—	1,537	1,537
BRL	6,183	01/02/25	10.550%(T)	1 Day BROIS(2)(T)	—	1,537	1,537
BRL	12,366	01/02/25	10.570%(T)	1 Day BROIS(2)(T)	—	4,305	4,305

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	13,368	01/02/25	11.630%(T)	1 Day BROIS(2)(T)	$—	$85,945	$85,945
BRL	13,368	01/02/25	11.630%(T)	1 Day BROIS(2)(T)	—	85,945	85,945
BRL	13,168	01/02/25	11.685%(T)	1 Day BROIS(2)(T)	—	88,537	88,537
BRL	19,654	01/02/25	11.740%(T)	1 Day BROIS(2)(T)	—	137,934	137,934
BRL	11,144	01/02/25	11.800%(T)	1 Day BROIS(2)(T)	—	81,107	81,107
BRL	13,054	01/02/25	11.850%(T)	1 Day BROIS(2)(T)	—	98,500	98,500
BRL	13,054	01/02/25	11.900%(T)	1 Day BROIS(2)(T)	—	101,994	101,994
BRL	14,326	01/04/27	8.290%(T)	1 Day BROIS(2)(T)	—	(225,205)	(225,205)
BRL	3,808	01/02/29	9.440%(T)	1 Day BROIS(2)(T)	—	(38,885)	(38,885)
BRL	4,620	01/02/29	9.473%(T)	1 Day BROIS(2)(T)	—	(45,210)	(45,210)
CAD	720	12/03/23	2.450%(S)	3 Month CDOR(2)(S)	16,818	11,113	(5,705)
CAD	2,290	12/03/26	2.550%(S)	3 Month CDOR(2)(S)	103,834	66,725	(37,109)
CAD	512	06/15/27	2.031%(S)	3 Month CDOR(2)(S)	2,878	2,128	(750)
CAD	117	06/15/32	2.094%(S)	3 Month CDOR(2)(S)	580	405	(175)
CAD	290	12/03/41	2.800%(S)	3 Month CDOR(2)(S)	27,297	24,883	(2,414)
CAD	440	12/03/50	2.800%(S)	3 Month CDOR(2)(S)	48,961	55,462	6,501
CHF	325	08/10/31	(0.220)%(A)	1 Day SARON(2)(A)	—	(9,687)	(9,687)
CLP	624,000	08/12/26	3.620%(S)	1 Day CLOIS(2)(S)	—	(53,475)	(53,475)
CLP	830,000	08/13/31	4.380%(S)	1 Day CLOIS(2)(S)	—	(76,735)	(76,735)
CNH	15,380	08/12/26	2.490%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(21)	14,694	14,715
CNH	21,955	08/20/26	2.440%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(88)	13,123	13,211
COP	5,037,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)	—	(43,762)	(43,762)
COP	2,341,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)	—	(20,339)	(20,339)
CZK	4,760	08/12/26	2.062%(A)	6 Month PRIBOR(2)(S)	—	(15,721)	(15,721)
EUR	6,870	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)	—	(14,174)	(14,174)
EUR	3,245	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)	—	(12,949)	(12,949)
EUR	500	12/02/26	(0.145)%(A)	6 Month EURIBOR(2)(S)	—	(4,198)	(4,198)
EUR	319	03/20/27	0.125%(A)	6 Month EURIBOR(2)(S)	46	(1,286)	(1,332)
EUR	162	06/15/27	(0.062)%(A)	6 Month EURIBOR(1)(S)	37	1,465	1,428
EUR	74	06/15/32	0.188%(A)	6 Month EURIBOR(1)(S)	(321)	1,479	1,800
EUR	174	11/12/36	0.610%(A)	6 Month EURIBOR(2)(S)	—	(2,095)	(2,095)
EUR	355	11/12/41	0.454%(A)	6 Month EURIBOR(1)(S)	—	5,245	5,245
EUR	185	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)	—	4,850	4,850
EUR	185	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)	—	(4,798)	(4,798)
EUR	449	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)	—	8,651	8,651
EUR	449	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)	—	(8,598)	(8,598)
EUR	179	11/12/51	(0.012)%(A)	6 Month EURIBOR(2)(S)	—	(2,236)	(2,236)
GBP	380	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(13,904)	(1,288)	12,616
GBP	1,190	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(16,485)	(4,033)	12,452
GBP	269	12/20/26	0.719%(A)	1 Day SONIA(1)(A)	(1,229)	3,815	5,044
GBP	143	06/15/27	0.875%(A)	1 Day SONIA(1)(A)	(435)	1,952	2,387
GBP	573	12/07/30	1.009%(A)	1 Year SONIA(2)(A)	—	3,572	3,572
GBP	2,680	05/08/31	1.150%(A)	1 Day SONIA(1)(A)	(206,506)	(86,147)	120,359
GBP	177	12/16/31	1.062%(A)	1 Day SONIA(1)(A)	(3,229)	(2,387)	842
GBP	67	06/15/32	0.750%(A)	1 Day SONIA(1)(A)	(209)	1,885	2,094
GBP	195	05/08/41	1.250%(A)	1 Day SONIA(2)(A)	30,103	18,623	(11,480)
GBP	835	05/08/46	1.250%(A)	1 Day SONIA(2)(A)	164,233	103,693	(60,540)
HUF	277,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	(60,488)	(148,328)	(87,840)
HUF	289,000	08/10/31	2.748%(A)	6 Month BUBOR(2)(S)	—	(115,559)	(115,559)
ILS	3,200	08/12/31	1.120%(A)	3 Month TELBOR(2)(Q)	—	167	167
JPY	210,000	07/08/23	(0.050)%(A)	1 Day TONAR(2)(A)	1,566	(563)	(2,129)
JPY	219,000	07/08/26	(0.050)%(A)	1 Day TONAR(2)(A)	5,148	(2,900)	(8,048)
JPY	40,608	03/21/27	(0.050)%(A)	1 Day TONAR(1)(A)	115	612	497
JPY	187,500	07/08/28	(0.050)%(A)	1 Day TONAR(2)(A)	1,927	(6,228)	(8,155)
JPY	159,000	07/08/31	0.000%(A)	1 Day TONAR(2)(A)	3,151	(8,470)	(11,621)
JPY	12,197	03/16/32	0.030%(A)	1 Day TONAR(1)(A)	215	575	360
JPY	157,000	07/08/35	0.100%(A)	1 Day TONAR(2)(A)	4,200	(11,142)	(15,342)
JPY	112,500	07/08/41	0.250%(A)	1 Day TONAR(2)(A)	2,638	(11,805)	(14,443)
JPY	71,000	07/08/46	0.350%(A)	1 Day TONAR(2)(A)	9,427	(9,118)	(18,545)

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	61,000	07/08/51	0.450%(A)	1 Day TONAR(2)(A)	$8,719	$(6,463)	$(15,182)
KRW	1,000,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)	—	(16,340)	(16,340)
MXN	60,528	07/03/23	6.140%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(45,075)	(45,075)
MXN	60,528	07/03/23	6.140%(M)	28 Day Mexican Interbank Rate(2)(M)	170	(45,074)	(45,244)
MXN	60,528	07/05/23	6.125%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(46,068)	(46,068)
MXN	14,461	08/31/23	5.810%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(16,308)	(16,308)
MXN	70,499	12/26/23	7.300%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(2,426)	(2,426)
MXN	71,567	12/26/23	7.305%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(2,134)	(2,134)
MXN	71,567	12/27/23	7.295%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(2,985)	(2,985)
MXN	17,278	06/29/26	6.680%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(23,697)	(23,697)
MXN	17,278	06/29/26	6.680%(M)	28 Day Mexican Interbank Rate(2)(M)	(548)	(23,697)	(23,149)
MXN	17,278	07/01/26	6.660%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(24,426)	(24,426)
MXN	3,823	08/27/26	6.427%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(7,323)	(7,323)
MXN	30,946	12/22/26	7.360%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(3,255)	(3,255)
MXN	30,946	12/22/26	7.375%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(2,295)	(2,295)
MXN	18,700	08/02/28	6.740%(M)	28 Day Mexican Interbank Rate(2)(M)	(54)	(34,266)	(34,212)
MXN	46,350	01/15/31	5.450%(M)	28 Day Mexican Interbank Rate(2)(M)	(230,971)	(314,658)	(83,687)
MXN	11,900	07/31/31	7.010%(M)	28 Day Mexican Interbank Rate(2)(M)	(40)	(20,663)	(20,623)
NOK	3,392	12/20/26	1.844%(A)	6 Month NIBOR(1)(S)	(3,362)	2,233	5,595
NOK	2,212	03/16/27	1.562%(A)	6 Month NIBOR(1)(S)	68	4,113	4,045
NOK	2,399	03/18/31	1.469%(A)	6 Month NIBOR(1)(S)	2,108	5,904	3,796
NOK	8,000	08/10/31	1.460%(A)	6 Month NIBOR(2)(S)	—	(31,429)	(31,429)
NOK	843	06/15/32	1.750%(A)	6 Month NIBOR(1)(S)	(771)	1,603	2,374
NZD	742	03/16/27	1.889%(S)	3 Month BBR(2)(Q)	(190)	(17,503)	(17,313)
NZD	554	03/20/27	2.656%(S)	3 Month BBR(1)(Q)	1,281	1,646	365
NZD	2,800	03/22/31	1.920%(S)	3 Month BBR(2)(Q)	10,012	(102,894)	(112,906)
NZD	1,375	08/10/31	1.876%(S)	3 Month BBR(2)(Q)	—	(55,385)	(55,385)
NZD	174	03/16/32	2.136%(S)	3 Month BBR(2)(Q)	(97)	(5,732)	(5,635)
NZD	400	03/17/32	2.813%(S)	3 Month BBR(1)(Q)	700	(758)	(1,458)
PLN	6,400	03/16/31	1.760%(A)	6 Month WIBOR(2)(S)	(12,001)	(193,258)	(181,257)
PLN	3,440	08/02/31	1.650%(A)	6 Month WIBOR(2)(S)	(5,787)	(124,086)	(118,299)
PLN	3,645	08/10/31	1.665%(A)	6 Month WIBOR(2)(S)	—	(130,454)	(130,454)
SEK	3,221	03/20/27	0.688%(A)	3 Month STIBOR(2)(Q)	(614)	(3,273)	(2,659)
SEK	1,705	06/15/27	0.656%(A)	3 Month STIBOR(1)(Q)	(30)	1,351	1,381
SEK	8,500	08/10/31	0.529%(A)	3 Month STIBOR(2)(Q)	—	(34,469)	(34,469)
SGD	250	07/29/31	1.120%(S)	6 Month SORA(2)(S)	(1,028)	(8,224)	(7,196)
THB	8,750	08/17/31	1.320%(S)	6 Month BIBOR(2)(S)	—	(6,239)	(6,239)
	24,431	06/04/24	0.820%(S)	3 Month LIBOR(2)(Q)	—	(171,646)	(171,646)
	27,470	06/21/25	1.515%(S)	3 Month LIBOR(2)(Q)	2,926	(34,559)	(37,485)
	15,096	10/13/25	1.396%(A)	1 Day SOFR(2)(A)	—	1,664	1,664
	1,449	03/20/26	1.256%(A)	1 Day SOFR(2)(A)	—	(3,141)	(3,141)
	1,205	03/20/26	1.282%(A)	1 Day SOFR(2)(A)	—	(1,994)	(1,994)
	1,205	03/20/26	1.349%(A)	1 Day SOFR(2)(A)	—	(413)	(413)
	1,205	03/20/26	1.354%(A)	1 Day SOFR(2)(A)	—	(319)	(319)
	1,210	03/20/26	1.355%(A)	1 Day SOFR(2)(A)	—	(285)	(285)
	725	03/20/26	1.377%(A)	1 Day SOFR(2)(A)	—	134	134
	240	03/20/26	1.379%(A)	1 Day SOFR(2)(A)	—	54	54
	1,198	03/20/26	1.382%(A)	1 Day SOFR(2)(A)	—	349	349
	1,200	03/20/26	1.399%(A)	1 Day SOFR(2)(A)	—	747	747
	4,300	11/20/26	1.520%(A)	1 Day SOFR(1)(A)	(7,351)	(18,572)	(11,221)
	510	03/16/27	1.100%(A)	1 Day SOFR(2)(A)	(3,140)	(1,760)	1,380
	377	03/20/27	1.380%(A)	1 Day SOFR(2)(A)	(1,311)	(73)	1,238
	97,933	05/15/27	0.710%(A)	1 Day SOFR(1)(A)	1,034,915	1,782,943	748,028
	2,713	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(4,726)	(4,726)
	740	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(1,289)	(1,289)
	5,748	08/15/28	1.220%(S)	3 Month LIBOR(1)(Q)	(13,746)	(10,133)	3,613
	1,813	11/01/28	1.200%(A)	1 Day SOFR(1)(A)	(106)	(3,157)	(3,051)
	2,411	06/24/30	0.689%(S)	3 Month LIBOR(1)(Q)	—	163,144	163,144
	12,170	07/08/30	0.680%(S)	3 Month LIBOR(1)(Q)	—	801,219	801,219

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	2,780	10/20/31	1.733%(A)	1 Day SOFR(1)(A)	$10,902	$(27,166)	$(38,068)
	117	03/16/32	1.370%(A)	1 Day SOFR(2)(A)	(932)	254	1,186
	263	03/17/32	1.660%(A)	1 Day SOFR(1)(A)	856	(1,473)	(2,329)
	306	03/20/34	1.407%(A)	1 Day SOFR(1)(A)	—	3,107	3,107
	255	03/20/34	1.446%(A)	1 Day SOFR(1)(A)	—	1,656	1,656
	255	03/20/34	1.454%(A)	1 Day SOFR(1)(A)	—	1,486	1,486
	255	03/20/34	1.461%(A)	1 Day SOFR(1)(A)	—	1,310	1,310
	255	03/20/34	1.472%(A)	1 Day SOFR(1)(A)	—	1,052	1,052
	253	03/20/34	1.473%(A)	1 Day SOFR(1)(A)	—	1,021	1,021
	255	03/20/34	1.476%(A)	1 Day SOFR(1)(A)	—	954	954
	155	03/20/34	1.482%(A)	1 Day SOFR(1)(A)	—	497	497
	50	03/20/34	1.489%(A)	1 Day SOFR(1)(A)	—	128	128
	2,120	07/20/45	0.560%(A)	1 Day SOFR(1)(A)	13,591	390,017	376,426
	700	08/19/45	0.740%(A)	1 Day SOFR(1)(A)	—	103,458	103,458
	5,405	02/15/47	1.200%(S)	3 Month LIBOR(1)(Q)	29,772	598,748	568,976
	2,715	02/15/47	1.225%(S)	3 Month LIBOR(1)(Q)	2,387	286,214	283,827
	7,494	02/15/47	1.520%(A)	1 Day SOFR(1)(A)	(14,353)	(95,697)	(81,344)
	698	02/15/47	1.600%(S)	3 Month LIBOR(1)(Q)	4,110	17,494	13,384
	1,121	02/15/47	1.630%(S)	3 Month LIBOR(1)(Q)	1,460	23,092	21,632
	725	02/15/47	1.729%(A)	1 Day SOFR(1)(A)	—	(44,964)	(44,964)
	483	03/17/50	0.900%(S)	3 Month LIBOR(1)(Q)	8,194	92,024	83,830
	3,228	07/09/51	1.671%(S)	3 Month LIBOR(1)(Q)	—	18,778	18,778
ZAR	10,300	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	1,603	(2,925)	(4,528)
ZAR	73,700	03/18/31	7.660%(Q)	3 Month JIBAR(2)(Q)	139,083	121,256	(17,827)
ZAR	25,100	08/06/31	7.185%(Q)	3 Month JIBAR(2)(Q)	(789)	(11,007)	(10,218)
ZAR	3,200	10/28/31	7.780%(Q)	3 Month JIBAR(2)(Q)	(1,340)	6,954	8,294

					$1,259,712	$2,769,896	$1,510,184

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:

BRL	33,260	01/02/24	7.207%(T)	1 Day BROIS(2)(T)	$(306,701)	$—	$(306,701)	Bank of America, N.A.
BRL	22,804	01/02/24	7.400%(T)	1 Day BROIS(2)(T)	(195,398)	—	(195,398)	Goldman Sachs Bank USA
BRL	48,153	01/02/24	9.433%(T)	1 Day BROIS(2)(T)	(144,525)	—	(144,525)	Bank of America, N.A.
BRL	68,205	01/02/24	9.900%(T)	1 Day BROIS(2)(T)	(138,643)	—	(138,643)	Morgan Stanley Capital Services LLC
CNH	1,263	12/15/26	2.540%(Q)	7 Day China Fixing Repo Rates(2)(Q)	1,619	—	1,619	JPMorgan Chase Bank, N.A.
CNH	56,239	12/15/26	2.605%(Q)	7 Day China Fixing Repo Rates(2)(Q)	98,546	—	98,546	Citibank, N.A.
CNH	2,597	03/16/27	2.370%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(194)	—	(194)	JPMorgan Chase Bank, N.A.
KRW	1,531,497	12/15/26	1.725%(Q)	3 Month KWCDC(2)(Q)	(6,624)	—	(6,624)	Goldman Sachs International
KRW	835,322	12/15/26	1.973%(Q)	3 Month KWCDC(2)(Q)	4,900	—	4,900	JPMorgan Chase Bank, N.A.
MYR	1,800	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)	(4,811)	(28)	(4,783)	HSBC Bank PLC
RUB	161,059	10/27/24	8.985%(A)	3 Month MosPRIME(2)(Q)	(17,454)	—	(17,454)	JPMorgan Chase Bank, N.A.
RUB	249,343	10/28/24	8.882%(A)	3 Month MosPRIME(2)(Q)	(35,965)	—	(35,965)	JPMorgan Chase Bank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
RUB	292,159	09/21/26	7.555%(A)	3 Month MosPRIME(2)(Q)	$(142,303)	$—	$(142,303)	Goldman Sachs Bank USA
RUB	51,703	10/08/26	7.750%(A)	3 Month MosPRIME(2)(Q)	(32,248)	(23)	(32,225)	Goldman Sachs Bank USA
RUB	51,703	10/08/26	7.850%(A)	3 Month MosPRIME(2)(Q)	(29,291)	—	(29,291)	Goldman Sachs Bank USA
RUB	97,530	10/08/31	7.805%(A)	3 Month MosPRIME(2)(Q)	(86,413)	—	(86,413)	Goldman Sachs Bank USA
RUB	96,660	10/08/31	7.940%(A)	3 Month MosPRIME(2)(Q)	(72,964)	—	(72,964)	Goldman Sachs Bank USA

					$(1,108,469)	$(51)	$(1,108,418)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Bloomberg Commodity Total Return Index(M)	US Treasury Bill -3 Month Auction Avg Discount + 11bps(Q)	Merrill Lynch International	3/31/22	120,665	$(654)	$—	$(654)
BNP U.S. Banks Basket Index(Q)	3 Month LIBOR + 40bps(Q)	BNP Paribas S.A.	9/14/22	532	(1,362)	—	(1,362)
BNP U.S. Banks Basket Index(Q)	3 Month LIBOR + 40bps(Q)	BNP Paribas S.A.	9/14/22	6,866	(1,093)	—	(1,093)
FTSE EPRA/NAREIT Developed ex US Index(Q)	3 Month LIBOR + 20bps(Q)	Credit Suisse Securities (Europe) Ltd.	4/20/22	21,342	(486,453)	—	(486,453)
iShares U.S. Real Estate ETF Index(Q)	1 Day USOIS + 21bps(A)	Merrill Lynch International	3/01/22	50,578	2,036,538	—	2,036,538
JPMorgan S&P 1500 Growth Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	12/03/22	(5,063)	(135,598)	—	(135,598)
JPMorgan S&P 1500 Growth Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	12/03/22	(4,924)	(13,979)	—	(13,979)
JPMorgan S&P 1500 Growth Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	12/03/22	(3,534)	(142,619)	—	(142,619)
JPMorgan S&P 1500 Growth Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	12/03/22	(3,523)	(112,908)	—	(112,908)
JPMorgan S&P 1500 Growth Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	12/03/22	(2,474)	(120,047)	—	(120,047)
JPMorgan S&P 1500 Value Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	12/03/22	1,492	64,619	—	64,619
JPMorgan S&P 1500 Value Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	12/03/22	1,492	46,175	—	46,175
JPMorgan S&P 1500 Value Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	12/03/22	3,303	185,718	—	185,718
JPMorgan S&P 1500 Value Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	12/03/22	6,504	90,543	—	90,543
JPMorgan S&P 1500 Value Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	12/03/22	6,788	202,745	—	202,745
JPMorgan S&P 500 Growth Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	12/03/22	(5,512)	(325,299)	—	(325,299)

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Total return swap agreements outstanding at December 31, 2021 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
JPMorgan S&P 500 Value Index(Q)	3 Month LIBOR + 20bps(Q)	JPMorgan Chase Bank, N.A.	12/03/22	5,520	$319,281	$—	$319,281
MSCI Daily EAFE Net Total Return Index(Q)	1 Day USOIS + 11bps(A)	Morgan Stanley Capital Services LLC	12/06/22	99,999	4,191,976	—	4,191,976
U.S. Treasury Bonds(T)	1 Day USOIS + 4.5bps(T)	Goldman Sachs International	2/03/22	476	1,759	—	1,759

					$5,799,342	$—	$5,799,342

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$9,518	$(9,497)	$7,244,488	$(2,561,208)

Reverse repurchase agreements:

During the reporting year ended December 31, 2021, Academic Strategies held reverse repurchase agreements during the period with an average value of $2,647 and a daily weighted average interest rate of 0.12%. At December 31, 2021, Academic Strategies did not hold any reverse repurchase agreements.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$2,485,241
Goldman Sachs & Co. LLC	18,492,475	15,838,787
J.P. Morgan Securities LLC	—	2,341,923
Morgan Stanley & Co. LLC	3,618,351	21,098,912

Total	$22,110,826	$41,764,863

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$165,690,075	$—	$—
Common Stocks	1,041,676,805	600,527,284	—

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Exchange-Traded Funds	$290,539,206	$—	$—
Preferred Stocks	—	4,553,276	—
Asset-Backed Securities
Automobiles	—	5,096,147	—
Collateralized Loan Obligations	—	85,684,414	—
Consumer Loans	—	2,880,682	—
Credit Cards	—	1,641,816	—
Equipment	—	133,997	—
Home Equity Loans	—	969,185	—
Other	—	801,448	—
Residential Mortgage-Backed Securities	—	853,765	—
Student Loans	—	1,045,139	—
Bank Loans	—	4,046,854	—
Commercial Mortgage-Backed Securities	—	49,978,387	—
Corporate Bonds	—	249,096,709	215,136
Municipal Bonds	—	746,087	—
Residential Mortgage-Backed Securities	—	15,092,080	1,149,160
Sovereign Bonds	—	127,439,063	—
U.S. Government Agency Obligations	—	15,996,978	—
U.S. Treasury Obligations	—	467,467,227	—
Short-Term Investments
Affiliated Mutual Funds	759,782,008	—	—
Foreign Treasury Obligation	—	2,343,919	—
U.S. Treasury Obligations	—	433,018,703	—
Unaffiliated Funds	141,756,993	—	—
Options Purchased	302,626	33,236,572	—

Total	$2,399,747,713	$2,102,649,732	$1,364,296

Liabilities
Options Written	$(558,383)	$(239,103)	$—

Other Financial Instruments*
Assets
Financial Futures Contracts	$7,307,879	$—	$—
Commodity Futures Contracts	15,639,231	—	—
OTC Forward Foreign Currency Exchange Contracts	—	10,885,846	—
Centrally Cleared Credit Default Swap Agreements	—	5,270	—
OTC Credit Default Swap Agreements	—	8,182	—
Centrally Cleared Inflation Swap Agreements	—	101,854	—
Centrally Cleared Interest Rate Swap Agreements	—	4,134,260	—
OTC Interest Rate Swap Agreements	—	105,065	—
OTC Total Return Swap Agreements	—	7,139,354	—

Total	$22,947,110	$22,379,831	$—

Liabilities
Financial Futures Contracts	$(3,979,474)	$—	$—
Commodity Futures Contracts	(6,255,868)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(12,443,736)	—
Centrally Cleared Credit Default Swap Agreements	—	(21,233)	—
OTC Credit Default Swap Agreements	—	(15,754)	—
Centrally Cleared Inflation Swap Agreements	—	(164,692)	—
Centrally Cleared Interest Rate Swap Agreements	—	(2,624,076)	—
OTC Interest Rate Swap Agreements	—	(1,213,534)	—
OTC Total Return Swap Agreements	—	(1,340,012)	—

Total	$(10,235,342)	$(17,823,037)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (2.2% represents investments purchased with collateral from securities on loan)	20.9%
U.S. Treasury Obligations	20.4
Equity Real Estate Investment Trusts (REITs)	8.8
Exchange-Traded Funds	6.6
Unaffiliated Funds	3.2
Banks	2.9
Sovereign Bonds	2.9
Pharmaceuticals	2.1
Collateralized Loan Obligations	2.0
Software	1.9
Semiconductors & Semiconductor Equipment	1.4
IT Services	1.3
Commercial Mortgage-Backed Securities	1.1
Oil, Gas & Consumable Fuels	1.1
Technology Hardware, Storage & Peripherals	1.1
Capital Markets	0.9
Insurance	0.9
Textiles, Apparel & Luxury Goods	0.9
Interactive Media & Services	0.8
Automobiles	0.8
Options Purchased	0.8
Machinery	0.8
Health Care Equipment & Supplies	0.7
Oil & Gas	0.7
Chemicals	0.7
Health Care Providers & Services	0.6
Hotels, Restaurants & Leisure	0.6
Metals & Mining	0.6
Internet & Direct Marketing Retail	0.6
Specialty Retail	0.6
Food Products	0.5
Electric Utilities	0.5
Trading Companies & Distributors	0.5
Media	0.5
Beverages	0.5
Entertainment	0.4
Tobacco	0.4
Life Sciences Tools & Services	0.4
Food & Staples Retailing	0.4
Residential Mortgage-Backed Securities	0.4
Personal Products	0.4
Pipelines	0.4
U.S. Government Agency Obligations	0.4
Diversified Financial Services	0.4
Aerospace & Defense	0.3
Biotechnology	0.3
Diversified Telecommunication Services	0.3
Building Products	0.3
Telecommunications	0.3
Electrical Equipment	0.3
Professional Services	0.3
Air Freight & Logistics	0.3

Electronic Equipment, Instruments & Components	0.3%
Real Estate Investment Trusts (REITs)	0.3
Multi-Utilities	0.2
Electric	0.2
Household Durables	0.2
Road & Rail	0.2
Marine	0.2
Real Estate Management & Development	0.2
Wireless Telecommunication Services	0.2
Industrial Conglomerates	0.2
Communications Equipment	0.2
Household Products	0.1
Auto Manufacturers	0.1
Healthcare-Services	0.1
Auto Components	0.1
Consumer Finance	0.1
Commercial Services	0.1
Foods	0.1
Construction & Engineering	0.1
Containers & Packaging	0.1
Internet	0.1
Mining	0.1
Agriculture	0.1
Construction Materials	0.1
Multiline Retail	0.1
Commercial Services & Supplies	0.1
Airlines	0.1
Consumer Loans	0.1
Semiconductors	0.1
Engineering & Construction	0.1
Building Materials	0.1
Machinery-Diversified	0.1
Computers	0.1
Foreign Treasury Obligation	0.0	*
Retail	0.0	*
Healthcare-Products	0.0	*
Real Estate	0.0	*
Distributors	0.0	*
Lodging	0.0	*
Packaging & Containers	0.0	*
Credit Cards	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Transportation	0.0	*
Gas	0.0	*
Auto Parts & Equipment	0.0	*
Energy Equipment & Services	0.0	*
Student Loans	0.0	*
Gas Utilities	0.0	*
Home Builders	0.0	*
Iron/Steel	0.0	*
Home Equity Loans	0.0	*
Health Care Technology	0.0	*
Other	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Diversified Consumer Services	0.0	*%
Municipal Bonds	0.0	*
Electrical Components & Equipment	0.0	*
Distribution/Wholesale	0.0	*
Multi-National	0.0	*
Leisure Products	0.0	*
Transportation Infrastructure	0.0	*
Private Equity	0.0	*
Forest Products & Paper	0.0	*
Paper & Forest Products	0.0	*
Equipment	0.0	*
Office/Business Equipment	0.0	*

Leisure Time	0.0	*%
Water	0.0	*
Household Products/Wares	0.0	*
Environmental Control	0.0	*
Electronics	0.0	*

	101.8
Options Written	(0.0	)*
Liabilities in excess of other assets	(1.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Commodity contracts	Due from/to broker-variation margin futures	$15,639,231	*	Due from/to broker-variation margin futures	$6,255,868	*
Commodity contracts	—	—		Unrealized depreciation on OTC swap agreements	654
Credit contracts	Due from/to broker-variation margin swaps	5,270	*	Due from/to broker-variation margin swaps	21,233	*
Credit contracts	Premiums paid for OTC swap agreements	9,518		Premiums received for OTC swap agreements	9,446
Credit contracts	Unaffiliated investments	28,792		Options written outstanding, at value	86,205
Credit contracts	Unrealized appreciation on OTC swap agreements	69		Unrealized depreciation on OTC swap agreements	7,713
Equity contracts	Due from/to broker-variation margin futures	2,031,952	*	Due from/to broker-variation margin futures	259,154	*
Equity contracts	Unaffiliated investments	32,906,964		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	7,137,595		Unrealized depreciation on OTC swap agreements	1,339,358
Foreign exchange contracts	Due from/to broker-variation margin futures	52,710	*	Due from/to broker-variation margin futures	118,330	*
Foreign exchange contracts	Unaffiliated investments	360,284		Options written outstanding, at value	179,643
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	10,885,846		Unrealized depreciation on OTC forward foreign currency exchange contracts	12,443,736
Interest rate contracts	Due from/to broker-variation margin futures	5,223,217	*	Due from/to broker-variation margin futures	3,601,990	*
Interest rate contracts	Due from/to broker-variation margin swaps	4,236,114	*	Due from/to broker-variation margin swaps	2,788,768	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	51
Interest rate contracts	Unaffiliated investments	243,158		Options written outstanding, at value	531,638

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Unrealized appreciation on OTC swap agreements	$106,824	Unrealized depreciation on OTC swap agreements	$1,213,483

		$78,867,544		$28,857,270

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Commodity contracts	$—	$—	$22,030,469	$—	$16,631,324
Credit contracts	(20,789)	156,300	—	—	(236,225)
Equity contracts	—	—	41,297,500	—	14,775,350
Foreign exchange contracts	(1,961,643)	2,326,228	275,929	1,480,732	—
Interest rate contracts	(3,555,193)	9,161,147	(8,657,910)	—	3,785,439

Total	$(5,537,625)	$11,643,675	$54,945,988	$1,480,732	$34,955,888

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Commodity contracts	$—	$—	$3,488,710	$—	$(3,859,994)
Credit contracts	(38,611)	(39,523)	—	—	219,214
Equity contracts	11,266,167	—	(4,530,168)	—	3,148,507
Foreign exchange contracts	(195,290)	329,833	(165,129)	637,996	—
Interest rate contracts	14,640	(112,993)	3,061,585	—	(3,281,809)

Total	$11,046,906	$177,317	$1,854,998	$637,996	$(3,774,082)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)

$13,877,470	$147,032,719	$1,391,674,499	$575,263,970	$850,855,699

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)

$1,021,566,917	$129,176	$477,008,577	$21,450,497

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)

$10,793,208	$1,368,000	$353,887,625	$44,769,326

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$96,572,248	$(96,572,248)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.(3)	$—	$(451,226)	$(451,226)	$420,000	$(31,226)
Bank of America, N.A.(5)	130	(176)	(46)	—	(46)
Bank of America, N.A.(8)	59,502	(180,514)	(121,012)	—	(121,012)
Barclays Bank PLC(4)	3,568,224	(8,189,961)	(4,621,737)	4,621,737	—
Barclays Bank PLC(5)	266	—	266	—	266
Barclays Bank PLC(7-b)	1,220	(15,805)	(14,585)	11,128	(3,457)
BNP Paribas S.A.(3)	44,113	(119,739)	(75,626)	60,000	(15,626)
BNP Paribas S.A.(5)	36,071	(118,008)	(81,937)	81,937	—
BNP Paribas S.A.(7-b)	—	(7,435)	(7,435)	—	(7,435)
Citibank, N.A.(3)	376,954	(295,326)	81,628	(81,628)	—
Citibank, N.A.(5)	7	(232)	(225)	—	(225)
Citibank, N.A.(7-a)	20,060	(25,117)	(5,057)	—	(5,057)
Citibank, N.A.(7-b)	4,285	—	4,285	—	4,285
Citibank, N.A.(8)	354,656	(75,743)	278,913	(60,000)	218,913
Commonwealth Bank of Australia(5)	—	(635)	(635)	—	(635)
Credit Suisse International(7-b)	239	—	239	—	239
Credit Suisse Securities (Europe) Ltd.(6)	—	(486,453)	(486,453)	—	(486,453)
Deutsche Bank AG(8)	34,172	(94,916)	(60,744)	—	(60,744)
Goldman Sachs Bank USA(3)	332,207	(795,959)	(463,752)	463,752	—
Goldman Sachs International(5)	8,905	(85,314)	(76,409)	—	(76,409)
Goldman Sachs International(7-a)	136,878	(21,434)	115,444	—	115,444
Goldman Sachs International(7-b)	11,445	(399,932)	(388,487)	243,697	(144,790)
Goldman Sachs International(8)	—	(6,624)	(6,624)	—	(6,624)
HSBC Bank PLC(7-a)	172,019	(63,817)	108,202	(108,202)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

HSBC Bank PLC(7-b)	$175	$(47,497)	$(47,322)	$—	$(47,322)
JPMorgan Chase Bank, N.A.(3)	118,340	(186,707)	(68,367)	20,000	(48,367)
JPMorgan Chase Bank, N.A.(5)	909,121	(852,644)	56,477	(56,477)	—
JPMorgan Chase Bank, N.A.(7-a)	239,947	(52,157)	187,790	(187,790)	—
JPMorgan Chase Bank, N.A.(7-b)	12,761	(7,538)	5,223	—	5,223
JPMorgan Chase Bank, N.A.(8)	70,524	(182,888)	(112,364)	—	(112,364)
Merrill Lynch International(6)	2,036,538	(654)	2,035,884	(279,423)	1,756,461
Morgan Stanley & Co. International PLC(7-a)	116,410	(99,675)	16,735	(16,735)	—
Morgan Stanley & Co. International PLC(7-b)	25,533	(11,792)	13,741	(13,741)	—
Morgan Stanley Capital Services LLC(3)	158,645	(569,335)	(410,690)	290,000	(120,690)
Morgan Stanley Capital Services LLC(4)	5,334,448	(1,685,406)	3,649,042	(3,305,000)	344,042
Morgan Stanley Capital Services LLC(6)	4,191,976	—	4,191,976	(4,130,000)	61,976
The Bank of New York Mellon(5)	—	(225)	(225)	—	(225)
The Toronto-Dominion Bank(7-a)	3,493	(732)	2,761	—	2,761
The Toronto-Dominion Bank(7-b)	—	(373)	(373)	—	(373)
UBS AG(5)	90,196	(121,555)	(31,359)	—	(31,359)

	$18,469,460	$(15,253,544)	$3,215,916	$(2,026,745)	$1,189,171

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	Western Asset Management managed sleeve
(4)	First Quadrant managed sleeve
(5)	Morgan Stanley managed sleeve
(6)	PGIM Quantitative Solutions managed sleeve
(7-a)	PGIM Fixed Income (Core Plus) managed sleeve
(7-b)	PGIM Fixed Income (Global Bond) managed sleeve
(8)	Wellington Management Company, LLP managed sleeve

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $96,572,248:
Unaffiliated investments (cost $3,445,791,528)	$3,578,289,658
Affiliated investments (cost $891,307,012)	925,472,083
Foreign currency, at value (cost $4,844,792)	4,865,407
Cash segregated for counterparty — OTC	1,550,000
Cash	4,001
Deposit with broker for centrally cleared/exchange-traded derivatives	22,110,826
Unrealized appreciation on OTC forward foreign currency exchange contracts	10,885,846
Receivable for investments sold	8,738,971
Dividends and interest receivable	7,936,545
Unrealized appreciation on OTC swap agreements	7,244,488
Tax reclaim receivable	763,224
Due from broker-variation margin futures	711,284
Receivable from affiliate	24,678
Premiums paid for OTC swap agreements	9,518
Due from broker-variation margin swaps	5,692
Prepaid expenses	30,721

Total Assets	4,568,642,942

LIABILITIES
Payable to broker for collateral for securities on loan	98,620,809
Payable for investments purchased	22,815,019
Unrealized depreciation on OTC forward foreign currency exchange contracts	12,443,736
Cash segregated from counterparty — OTC	3,485,000
Unrealized depreciation on OTC swap agreements	2,561,208
Due to broker-variation margin futures	1,308,893
Management fee payable	1,284,835
Accrued expenses and other liabilities	862,804
Options written outstanding, at value (premiums received $1,077,707)	797,486
Payable to affiliate	440,753
Payable for Portfolio shares purchased	424,916
Due to broker-variation margin swaps	197,297
Distribution fee payable	117,164
Premiums received for OTC swap agreements	9,497
Trustees’ fees payable	2,090
Affiliated transfer agent fee payable	451

Total Liabilities	145,371,958

NET ASSETS	$4,423,270,984

Net assets were comprised of:
Partners’ Equity	$4,423,270,984

Net asset value and redemption price per share, $4,423,270,984 / 234,151,652 outstanding shares of beneficial interest	$18.89

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $168,287 foreign withholding tax)	$30,204,430
Unaffiliated dividend income (net of $1,442,344 foreign withholding tax, of which $378,962 is reimbursable by an affiliate)	28,297,701
Affiliated dividend income.	764,887
Income from securities lending, net (including affiliated income of $72,512)	132,829

Total income	59,399,847

EXPENSES
Management fee	32,844,702
Distribution fee	8,775,166
Custodian and accounting fees	1,429,655
Dividends on securities sold short	688,931
Broker fees and expenses on short sales	176,416
Audit fee	133,700
Trustees’ fees	66,240
Legal fees and expenses	56,427
Shareholders’ reports	39,643
Interest expense on borrowed bonds-short and reverse repurchase agreements	15,762
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	100,601

Total expenses	44,334,666
Less: Fee waiver and/or expense reimbursement	(1,817,249)
Distribution fee waiver	(425,694)

Net expenses	42,091,723

NET INVESTMENT INCOME (LOSS)	17,308,124

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $782,766,070) (net of foreign capital gains taxes $(37,392))	906,219,773
Net capital gain distributions received	55,261
In-kind redemption(1)	1,286,395
Futures transactions	54,945,988
Forward and cross currency contract transactions	1,480,732
Options written transactions	11,643,675
Short sales transactions	(38,911,550)
Swap agreements transactions	34,955,888
Foreign currency transactions	229,440

971,905,602

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(517,865,680))	(492,076,076)
Futures	1,854,998
Forward and cross currency contracts	637,996
Options written	177,317
Short sales	24,928,357
Swap agreements	(3,774,082)
Foreign currencies	207,618

(468,043,872)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	503,861,730

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$521,169,854

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$17,308,124	$3,255,479
Net realized gain (loss) on investment and foreign currency transactions	971,850,341	234,571,093
Net capital gain distributions received	55,261	5,364
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(468,043,872)	(157,286,094)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	521,169,854	80,545,842

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

	Year Ended December 31, 2021	Year Ended December 31, 2020
PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,080,890 and 159,752,420 shares, respectively]	$36,826,429	$2,275,611,865
Portfolio shares purchased [31,601,870 and 185,296,515 shares, respectively]	(565,504,431)	(2,587,400,009)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(528,678,002)	(311,788,144)

TOTAL INCREASE (DECREASE)	(7,508,148)	(231,242,302)
NET ASSETS:
Beginning of year	4,430,779,132	4,662,021,434

End of year	$4,423,270,984	$4,430,779,132

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 80.2%
AFFILIATED MUTUAL FUNDS — 12.3%
AST ClearBridge Dividend Growth Portfolio*	11,930,841	$347,784,027
AST Emerging Markets Equity Portfolio*	5,392,094	55,376,806
AST Goldman Sachs Small-Cap Value Portfolio*	3,683,993	119,619,245
AST High Yield Portfolio*	5,090,282	63,221,305
AST Hotchkis & Wiley Large-Cap Value Portfolio*	2,898,171	124,215,621
AST Jennison Large-Cap Growth Portfolio*	2,177,892	157,265,567
AST MFS Growth Portfolio*	3,255,344	174,877,075
AST MFS Large-Cap Value Portfolio*	5,287,572	160,477,812
AST Small-Cap Growth Opportunities Portfolio*	3,829,844	123,244,395
AST Small-Cap Growth Portfolio*	1,531,104	125,994,514
AST Small-Cap Value Portfolio*	3,132,713	120,390,152
AST T. Rowe Price Large-Cap Growth Portfolio*	1,987,339	150,163,306
AST T. Rowe Price Natural Resources Portfolio*	4,688,764	127,815,717
AST Western Asset Emerging Markets
Debt Portfolio*	3,254,574	41,430,721

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,424,661,942)(wd)		1,891,876,263

COMMON STOCKS — 49.0%
Aerospace & Defense — 0.6%
Airbus SE (France)*	60,640	7,767,334
Boeing Co. (The)*	18,100	3,643,892
Curtiss-Wright Corp.	30,500	4,229,435
General Dynamics Corp.	81,745	17,041,380
HEICO Corp.	9,500	1,370,090
Howmet Aerospace, Inc.	12,900	410,607
Huntington Ingalls Industries, Inc.	1,300	242,762
L3Harris Technologies, Inc.	6,400	1,364,736
Lockheed Martin Corp.	28,800	10,235,808
Northrop Grumman Corp.	37,354	14,458,613
Raytheon Technologies Corp.	323,540	27,843,852
Textron, Inc.	21,800	1,682,960
TransDigm Group, Inc.*	1,740	1,107,127

		91,398,596

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.(a)	4,400	473,572
Deutsche Post AG (Germany)	219,810	14,102,679
DSV A/S (Denmark)	20,193	4,718,359
Expeditors International of Washington, Inc.	5,700	765,453
FedEx Corp.	76,942	19,900,279
United Parcel Service, Inc. (Class B Stock)	120,175	25,758,309
Yamato Holdings Co. Ltd. (Japan)	71,900	1,689,325

		67,407,976

Airlines — 0.0%
Alaska Air Group, Inc.*	4,200	218,820
American Airlines Group, Inc.*(a)	21,600	387,936

	Shares	Value

COMMON STOCKS (continued)
Airlines (cont’d.)
Delta Air Lines, Inc.*	82,800	$3,235,824
Southwest Airlines Co.*	19,700	843,948
United Airlines Holdings, Inc.*	10,800	472,824

		5,159,352

Auto Components — 0.2%
Aisin Corp. (Japan)	53,900	2,069,175
Aptiv PLC*	28,734	4,739,673
BorgWarner, Inc.	8,000	360,560
Bridgestone Corp. (Japan)	264,600	11,387,499
Cie Generale des Etablissements
Michelin SCA (France)	19,433	3,186,860
Denso Corp. (Japan)	33,600	2,784,309
Magna International, Inc. (Canada)	24,668	1,996,628

		26,524,704

Automobiles — 1.1%
Bayerische Motoren Werke AG (Germany)	26,079	2,614,378
BYD Co. Ltd. (China) (Class H Stock)	12,500	424,452
Daimler AG (Germany)	68,431	5,257,664
Ferrari NV (Italy)	32,973	8,552,701
Ford Motor Co.	371,800	7,722,286
General Motors Co.*	97,429	5,712,262
Hero MotoCorp Ltd. (India)	10,268	340,122
Isuzu Motors Ltd. (Japan)	726,900	9,024,725
Kia Corp. (South Korea)*	9,205	632,507
Mazda Motor Corp. (Japan)*	71,400	548,121
Rivian Automotive, Inc. (Class A Stock)*(a)	7,663	794,577
Tesla, Inc.*	98,281	103,861,395
Thor Industries, Inc.(a)	39,500	4,098,915
Toyota Motor Corp. (Japan)	444,300	8,155,741
Volkswagen AG (Germany)	2,597	763,970
Yamaha Motor Co. Ltd. (Japan)	185,659	4,460,716

		162,964,532

Banks — 2.5%
Absa Group Ltd. (South Africa)	58,214	556,722
Australia & New Zealand Banking
Group Ltd. (Australia)	230,445	4,612,432
Bank Hapoalim BM (Israel)	237,778	2,448,244
Bank Leumi Le-Israel BM (Israel)	1,083,327	11,655,796
Bank of America Corp.	851,353	37,876,695
Bank of China Ltd. (China) (Class H Stock)	1,175,000	423,655
Bank of Ireland Group PLC (Ireland)*	139,601	793,109
Barclays PLC (United Kingdom)	1,861,178	4,711,690
BNP Paribas SA (France)	134,088	9,274,429
China Construction Bank Corp. (China)
(Class H Stock)	2,293,000	1,587,988
Citigroup, Inc.	386,725	23,354,323
Citizens Financial Group, Inc.	14,200	670,950
Comerica, Inc.	4,500	391,500
Commonwealth Bank of Australia (Australia)	59,371	4,361,238
DBS Group Holdings Ltd. (Singapore)	663,000	16,062,896
DNB Bank ASA (Norway)	226,729	5,188,195

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
East West Bancorp, Inc.	19,428	$1,528,595
Erste Group Bank AG (Austria)	70,391	3,310,384
Fifth Third Bancorp	23,000	1,001,650
First Republic Bank	5,900	1,218,409
Hana Financial Group, Inc. (South Korea)	22,765	803,427
HSBC Holdings PLC (United Kingdom)	153,695	933,266
Huntington Bancshares, Inc.	49,200	758,664
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	644,000	366,761
ING Groep NV (Netherlands)	314,795	4,400,116
Israel Discount Bank Ltd. (Israel) (Class A Stock)	102,680	691,590
Japan Post Bank Co. Ltd. (Japan)	72,000	659,781
JPMorgan Chase & Co.	367,013	58,116,509
KB Financial Group, Inc. (South Korea)	15,965	735,687
KBC Group NV (Belgium)	26,929	2,327,401
KeyCorp.	31,900	737,847
Lloyds Banking Group PLC (United Kingdom)	10,498,146	6,798,037
M&T Bank Corp.	4,300	660,394
Mediobanca Banca di Credito Finanziario SpA (Italy)	354,130	4,068,624
Mitsubishi UFJ Financial Group, Inc. (Japan)	2,632,500	14,277,785
Mizuho Financial Group, Inc. (Japan)	195,800	2,490,028
National Australia Bank Ltd. (Australia)	323,540	6,786,457
NatWest Group PLC (United Kingdom)	425,389	1,300,998
Nordea Bank Abp (Finland)	264,789	3,235,031
NU Holdings Ltd. (Brazil) (Class A Stock)*(a)	173,239	1,624,982
Oversea-Chinese Banking Corp. Ltd. (Singapore)	203,200	1,719,779
People’s United Financial, Inc.	14,300	254,826
Pinnacle Financial Partners, Inc.	6,780	647,490
PNC Financial Services Group, Inc. (The)	150,795	30,237,413
Raiffeisen Bank International AG (Austria)	23,450	697,414
Regions Financial Corp.	418,500	9,123,300
Sberbank of Russia PJSC (Russia), ADR	102,121	1,635,022
Signature Bank	31,200	10,092,264
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	554,171	7,701,695
Sumitomo Mitsui Financial Group, Inc. (Japan)	76,600	2,621,424
SVB Financial Group*	4,260	2,889,302
Swedbank AB (Sweden) (Class A Stock)	216,654	4,358,329
Synovus Financial Corp.	56,100	2,685,507
Tisco Financial Group PCL (Thailand)	453,300	1,300,321
Truist Financial Corp.	225,927	13,228,026
U.S. Bancorp	312,785	17,569,133
United Overseas Bank Ltd. (Singapore)	91,500	1,826,082
Wells Fargo & Co.	688,942	33,055,437
Western Alliance Bancorp	48,900	5,264,085

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Zions Bancorp NA	5,400	$341,064

		390,050,198

Beverages — 0.7%
Ambev SA (Brazil)	163,300	455,981
Brown-Forman Corp. (Class B Stock)	6,000	437,160
Carlsberg A/S (Denmark) (Class B Stock)	8,640	1,493,420
Coca-Cola Co. (The)	607,872	35,992,101
Coca-Cola Europacific Partners PLC (United Kingdom)	17,533	980,621
Coca-Cola HBC AG (Russia)*	124,143	4,292,348
Constellation Brands, Inc. (Class A Stock)	5,400	1,355,238
Diageo PLC (United Kingdom)	33,571	1,833,628
Diageo PLC (United Kingdom), ADR	44,587	9,815,382
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China) (Class A Stock)	14,500	374,765
Kirin Holdings Co. Ltd. (Japan)	71,400	1,146,914
Molson Coors Beverage Co. (Class B Stock)	6,300	292,005
Monster Beverage Corp.*	46,470	4,462,979
PepsiCo, Inc.	204,139	35,460,986
Pernod Ricard SA (France)	22,604	5,440,805
Remy Cointreau SA (France)	12,969	3,162,727

		106,997,060

Biotechnology — 0.7%
AbbVie, Inc.	345,040	46,718,416
Amgen, Inc.	27,268	6,134,482
Argenx SE (Netherlands), ADR*	9,711	3,400,695
Biogen, Inc.*	16,642	3,992,749
BioMarin Pharmaceutical, Inc.*	17,842	1,576,341
BioNTech SE (Germany), ADR*(a)	3,219	829,858
Gilead Sciences, Inc.	71,100	5,162,571
Horizon Therapeutics PLC*	61,110	6,585,214
Incyte Corp.*	35,800	2,627,720
Moderna, Inc.*	11,500	2,920,770
Regeneron Pharmaceuticals, Inc.*	30,201	19,072,535
Vertex Pharmaceuticals, Inc.*	69,500	15,262,200

		114,283,551

Building Products — 0.5%
A.O. Smith Corp.	4,400	377,740
AGC, Inc. (Japan)	27,400	1,311,731
Allegion PLC	3,000	397,320
Carlisle Cos., Inc.	38,600	9,577,432
Carrier Global Corp.	161,300	8,748,912
Cie de Saint-Gobain (France)	172,879	12,180,184
Fortune Brands Home & Security, Inc.	4,600	491,740
Geberit AG (Switzerland)	6,627	5,410,372
Johnson Controls International PLC	207,531	16,874,345
Kingspan Group PLC (Ireland)	21,421	2,559,588
Masco Corp.	8,200	575,804
Trane Technologies PLC	22,864	4,619,214
Xinyi Glass Holdings Ltd. (Hong Kong)	2,922,000	7,302,950

		70,427,332

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Capital Markets — 1.6%
3i Group PLC (United Kingdom)	241,928	$4,737,236
abrdn PLC (United Kingdom)	1,111,841	3,623,230
Ameriprise Financial, Inc.	24,721	7,457,337
Amundi SA (France), 144A	22,960	1,897,396
Apollo Global Management, Inc.	94,482	6,843,331
Bank of New York Mellon Corp. (The)	85,200	4,948,416
BlackRock, Inc.	10,925	10,002,493
Blackstone, Inc.	23,647	3,059,685
Cboe Global Markets, Inc.	45,100	5,881,040
Charles Schwab Corp. (The)	76,563	6,438,948
CME Group, Inc.	28,640	6,543,095
Daiwa Securities Group, Inc. (Japan)	329,526	1,857,766
EQT AB (Sweden)	20,242	1,106,621
FactSet Research Systems, Inc.	1,100	534,611
Franklin Resources, Inc.(a)	9,400	314,806
Goldman Sachs Group, Inc. (The)	88,902	34,009,460
IG Group Holdings PLC (United Kingdom)	87,969	967,902
Intercontinental Exchange, Inc.	68,100	9,314,037
Invesco Ltd.	11,400	262,428
Janus Henderson Group PLC	35,400	1,484,676
Julius Baer Group Ltd. (Switzerland)	57,072	3,809,378
KKR & Co., Inc.	123,484	9,199,558
Lazard Ltd. (Class A Stock)	24,183	1,055,104
Macquarie Group Ltd. (Australia)	77,388	11,543,472
MarketAxess Holdings, Inc.	1,100	452,397
Moody’s Corp.	31,700	12,381,386
Morgan Stanley	211,182	20,729,625
MSCI, Inc.	9,540	5,845,063
Nasdaq, Inc.	3,900	819,039
Northern Trust Corp.	94,307	11,280,060
Partners Group Holding AG (Switzerland)	1,082	1,784,678
Raymond James Financial, Inc.	85,100	8,544,040
S&P Global, Inc.	16,516	7,794,396
SBI Holdings, Inc. (Japan)	21,000	571,665
Schroders PLC (United Kingdom)	45,111	2,170,419
St. James’s Place PLC (United Kingdom)	17,875	406,602
State Street Corp.	127,700	11,876,100
Stifel Financial Corp.	31,300	2,204,146
T. Rowe Price Group, Inc.(a)	16,750	3,293,720
UBS Group AG (Switzerland)	1,018,877	18,250,639

		245,296,001

Chemicals — 0.9%
Air Products & Chemicals, Inc.	17,064	5,191,893
Albemarle Corp.	12,600	2,945,502
Arkema SA (France)	4,994	704,542
Asahi Kasei Corp. (Japan)	104,000	977,681
Celanese Corp.	33,400	5,613,204
CF Industries Holdings, Inc.	149,900	10,609,922
Chemours Co. (The)	64,100	2,151,196
Corteva, Inc.	24,400	1,153,632
Covestro AG (Germany), 144A	160,993	9,875,743
Dow, Inc.	217,289	12,324,632
DuPont de Nemours, Inc.	164,400	13,280,232
Eastman Chemical Co.	20,303	2,454,836

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Ecolab, Inc.	8,100	$1,900,179
FMC Corp.	4,300	472,527
Givaudan SA (Switzerland)	969	5,087,914
ICL Group Ltd. (Israel)	147,808	1,418,696
International Flavors & Fragrances, Inc.	8,300	1,250,395
Linde PLC (United Kingdom) (NYSE)	29,793	10,321,189
Linde PLC (United Kingdom) (AQUIS)	5,085	1,766,881
LyondellBasell Industries NV (Class A Stock)	8,800	811,624
Mitsubishi Chemical Holdings Corp. (Japan)	364,100	2,703,387
Mitsubishi Gas Chemical Co., Inc. (Japan)	27,300	462,396
Mitsui Chemicals, Inc. (Japan)	319,500	8,606,695
Mosaic Co. (The)	91,600	3,598,964
Nitto Denko Corp. (Japan)	27,500	2,122,047
PPG Industries, Inc.	51,630	8,903,077
Sherwin-Williams Co. (The)	7,900	2,782,064
Shin-Etsu Chemical Co. Ltd. (Japan)	28,700	4,965,669
Solvay SA (Belgium)	6,104	708,909
Sumitomo Chemical Co. Ltd. (Japan)	485,700	2,289,971
Tosoh Corp. (Japan)	261,500	3,888,550
Westlake Chemical Corp.	54,200	5,264,446
Yara International ASA (Brazil)	13,464	679,303

		137,287,898

Commercial Services & Supplies — 0.2%
Brambles Ltd. (Australia)	136,806	1,059,101
Cintas Corp.	2,900	1,285,193
Clean Harbors, Inc.*	60,800	6,066,016
Copart, Inc.*	31,300	4,745,706
Rentokil Initial PLC (United Kingdom)	149,948	1,186,732
Republic Services, Inc.	31,972	4,458,495
Rollins, Inc.	7,500	256,575
Securitas AB (Sweden) (Class B Stock)	85,384	1,174,842
TOPPAN, Inc. (Japan)	31,500	590,446
Waste Management, Inc.	12,700	2,119,630

		22,942,736

Communications Equipment — 0.3%
Arista Networks, Inc.*	27,300	3,924,375
Ciena Corp.*	9,325	717,745
Cisco Systems, Inc.	349,781	22,165,622
F5, Inc.*	2,000	489,420
Juniper Networks, Inc.	10,800	385,668
Motorola Solutions, Inc.	50,200	13,639,340
Nokia OYJ (Finland)*	419,451	2,644,128
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	101,836	1,117,145
Ubiquiti, Inc.	12,100	3,711,070

		48,794,513

Construction & Engineering — 0.1%
Eiffage SA (France)	6,725	692,888
Quanta Services, Inc.	12,705	1,456,755
Skanska AB (Sweden) (Class B Stock)	132,022	3,418,316
Vinci SA (France)	42,670	4,507,969

		10,075,928

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	121,500	$605,908
Eagle Materials, Inc.(a)	30,700	5,110,322
HeidelbergCement AG (Germany)	107,131	7,264,432
Martin Marietta Materials, Inc.	9,300	4,096,836
Vulcan Materials Co.	9,076	1,883,996

		18,961,494

Consumer Finance — 0.3%
AEON Financial Service Co. Ltd. (Japan)	41,100	442,723
American Express Co.	39,175	6,409,030
Capital One Financial Corp.	142,504	20,675,905
Discover Financial Services	60,500	6,991,380
OneMain Holdings, Inc.	115,400	5,774,616
SLM Corp.	85,623	1,684,205
Synchrony Financial	39,900	1,850,961

		43,828,820

Containers & Packaging — 0.2%
Amcor PLC	51,400	617,314
Avery Dennison Corp.	31,454	6,811,993
Ball Corp.	10,900	1,049,343
Crown Holdings, Inc.	61,248	6,775,254
International Paper Co.	33,300	1,564,434
Packaging Corp. of America	3,200	435,680
Sealed Air Corp.	5,000	337,350
Smurfit Kappa Group PLC (Ireland)	65,149	3,591,634
Transcontinental, Inc. (Canada) (Class A Stock)	75,124	1,206,188
Westrock Co.	55,700	2,470,852

		24,860,042

Distributors — 0.1%
Genuine Parts Co.	25,400	3,561,080
LKQ Corp.	135,900	8,158,077
Pool Corp.	1,340	758,440

		12,477,597

Diversified Consumer Services — 0.0%
Service Corp. International(a)	85,302	6,055,589

Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc. (Class B Stock)*	168,800	50,471,200
Chailease Holding Co. Ltd. (Taiwan)	134,000	1,273,498
Equitable Holdings, Inc.	37,600	1,232,904
Industrivarden AB (Sweden) (Class C Stock)	66,317	2,085,061
Investor AB (Sweden) (Class A Stock)	40,068	1,058,987
Investor AB (Sweden) (Class B Stock)	144,750	3,639,362

		59,761,012

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	751,500	18,486,900
Deutsche Telekom AG (Germany)	267,496	4,952,655
Elisa OYJ (Finland)	11,575	712,534
Hellenic Telecommunications Organization SA (Greece)	54,867	1,014,713

	Shares	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
Koninklijke KPN NV (Netherlands)	1,946,347	$6,049,925
Lumen Technologies, Inc.(a)	30,500	382,775
Swisscom AG (Switzerland)	3,991	2,251,246
Telefonica Deutschland Holding AG (Germany)	329,440	915,268
Telefonica SA (Spain)	2,088,099	9,140,258
Telkom Indonesia Persero Tbk PT (Indonesia)	2,835,700	804,796
Telstra Corp. Ltd. (Australia)	333,830	1,014,234
United Internet AG (Germany)	26,852	1,062,677
Verizon Communications, Inc.	566,559	29,438,406

		76,226,387

Electric Utilities — 0.8%
Alliant Energy Corp.	8,300	510,201
American Electric Power Co., Inc.	16,700	1,485,799
Chubu Electric Power Co., Inc. (Japan)	53,600	566,366
CLP Holdings Ltd. (Hong Kong)	92,500	934,265
Duke Energy Corp.	25,300	2,653,970
Edison International	12,600	859,950
Electricite de France SA (France)	138,733	1,630,003
Endesa SA (Spain)	252,768	5,807,874
Enel SpA (Italy)	654,273	5,239,028
Energisa SA (Brazil), UTS	130,500	1,040,598
Entergy Corp.	15,600	1,757,340
Evergy, Inc.	40,600	2,785,566
Eversource Energy	11,400	1,037,172
Exelon Corp.	254,100	14,676,816
FirstEnergy Corp.	141,500	5,884,985
Fortum OYJ (Finland)	35,237	1,080,213
Hawaiian Electric Industries, Inc.	99,945	4,147,717
Iberdrola SA (Spain)	670,005	7,928,469
NextEra Energy, Inc.	186,658	17,426,391
NRG Energy, Inc.	8,200	353,256
Pinnacle West Capital Corp.	3,800	268,242
Power Assets Holdings Ltd. (Hong Kong)	325,000	2,025,661
PPL Corp.	312,800	9,402,768
Red Electrica Corp. SA (Spain)	309,995	6,721,473
Southern Co. (The)	141,100	9,676,638
SSE PLC (United Kingdom)	309,405	6,899,716
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	164,357	1,074,477
Xcel Energy, Inc.	82,144	5,561,149

		119,436,103

Electrical Equipment — 0.4%
Acuity Brands, Inc.	4,700	995,084
AMETEK, Inc.	73,003	10,734,361
Contemporary Amperex Technology Co. Ltd. (China) (Class A Stock)	56,587	5,233,130
Eaton Corp. PLC	88,282	15,256,895
Emerson Electric Co.	143,300	13,322,601
Generac Holdings, Inc.*	2,100	739,032
Legrand SA (France)	10,437	1,222,270
Mitsubishi Electric Corp. (Japan)	150,300	1,909,917
nVent Electric PLC	24,700	938,600
Regal Rexnord Corp.	32,700	5,564,886

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Electrical Equipment (cont’d.)
Rockwell Automation, Inc.	3,700	$1,290,745
Schneider Electric SE	53,232	10,448,144

		67,655,665

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	19,900	1,740,454
AU Optronics Corp. (Taiwan)	585,000	487,156
Azbil Corp. (Japan)	12,000	546,099
CDW Corp.	25,100	5,139,978
Corning, Inc.	155,518	5,789,935
Hon Hai Precision Industry Co. Ltd. (Taiwan)	182,000	683,421
IPG Photonics Corp.*	1,200	206,568
Keyence Corp. (Japan)	26,956	16,922,657
Keysight Technologies, Inc.*	6,100	1,259,711
Littelfuse, Inc.	5,244	1,650,182
TD SYNNEX Corp.	48,500	5,546,460
TE Connectivity Ltd.	10,700	1,726,338
Teledyne Technologies, Inc.*	1,400	611,646
Trimble, Inc.*	30,600	2,668,014
Zebra Technologies Corp. (Class A Stock)*	18,880	11,237,376

		56,215,995

Energy Equipment & Services — 0.1%
Baker Hughes Co.	27,600	664,056
Halliburton Co.	325,300	7,439,611
Schlumberger NV	46,600	1,395,670

		9,499,337

Entertainment — 0.7%
Activision Blizzard, Inc.	203,600	13,545,508
DeNA Co. Ltd. (Japan)	60,300	928,876
Electronic Arts, Inc.	35,400	4,669,260
GungHo Online Entertainment, Inc. (Japan)*	63,100	1,417,335
Kingsoft Corp. Ltd. (China)	85,600	375,196
Konami Holdings Corp. (Japan)	71,897	3,439,577
Live Nation Entertainment, Inc.*	4,400	526,636
NetEase, Inc. (China), ADR	13,292	1,352,860
Netflix, Inc.*	67,697	40,783,380
Nintendo Co. Ltd. (Japan)	10,600	4,944,182
Sea Ltd. (Taiwan), ADR*	43,242	9,673,668
Take-Two Interactive Software, Inc.*	3,700	657,564
Walt Disney Co. (The)*	164,855	25,534,391

		107,848,433

Equity Real Estate Investment Trusts (REITs) — 1.3%
Alexandria Real Estate Equities, Inc.	39,102	8,718,182
American Campus Communities, Inc.	39,957	2,289,136
American Tower Corp.	24,185	7,074,112
Apartment Income REIT Corp.	109,100	5,964,497
AvalonBay Communities, Inc.	53,940	13,624,705
Boston Properties, Inc.	10,474	1,206,395
Camden Property Trust	6,600	1,179,288
Cousins Properties, Inc.	26,904	1,083,693
Crown Castle International Corp.	19,600	4,091,304
Dexus (Australia)	932,661	7,570,985

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Digital Realty Trust, Inc.	9,400	$1,662,578
Duke Realty Corp.	12,600	827,064
Equinix, Inc.	6,784	5,738,179
Equity Residential	65,500	5,927,750
Essex Property Trust, Inc.	2,000	704,460
Extra Space Storage, Inc.	33,900	7,686,147
Federal Realty Investment Trust	2,300	313,536
Gaming & Leisure Properties, Inc.	32,368	1,575,027
Goodman Group (Australia)	232,133	4,478,867
GPT Group (The) (Australia)	150,759	595,484
Healthpeak Properties, Inc.	18,000	649,620
Highwoods Properties, Inc.	20,400	909,636
Host Hotels & Resorts, Inc.*	23,800	413,882
Invitation Homes, Inc.	28,700	1,301,258
Iron Mountain, Inc.(a)	9,600	502,368
Kimco Realty Corp.	20,400	502,860
Klepierre SA (France)*	23,800	564,150
Lamar Advertising Co. (Class A Stock)	74,000	8,976,200
Link REIT (Hong Kong)	168,000	1,478,437
Mid-America Apartment Communities, Inc.	3,700	848,928
Park Hotels & Resorts, Inc.*	130,300	2,460,064
Prologis, Inc.	191,065	32,167,703
Public Storage	27,100	10,150,576
Realty Income Corp.	86,106	6,164,329
Regency Centers Corp.	5,100	384,285
SBA Communications Corp.	47,665	18,542,638
Segro PLC (United Kingdom)	33,140	644,252
Simon Property Group, Inc.	10,700	1,709,539
Stockland (Australia)	2,293,122	7,072,115
Sun Communities, Inc.(a)	26,400	5,543,208
Tritax Big Box REIT PLC (United Kingdom)	168,144	566,683
UDR, Inc.	9,300	557,907
Ventas, Inc.	28,647	1,464,435
Vornado Realty Trust	5,300	221,858
Welltower, Inc.	25,100	2,152,827
Weyerhaeuser Co.	127,800	5,262,804

		193,523,951

Food & Staples Retailing — 0.7%
BIM Birlesik Magazalar A/S (Turkey)	61,829	287,347
Carrefour SA (France)	50,342	922,786
Coles Group Ltd. (Australia)	102,948	1,343,165
Costco Wholesale Corp.	30,188	17,137,728
Kesko OYJ (Finland) (Class B Stock)	22,815	761,167
Koninklijke Ahold Delhaize NV (Netherlands)	351,680	12,053,433
Kroger Co. (The)	127,700	5,779,702
Seven & i Holdings Co. Ltd.(Japan)	44,800	1,968,929
Sugi Holdings Co. Ltd. (Japan)	6,800	411,426
Sysco Corp.	97,699	7,674,257
Tesco PLC (United Kingdom)	2,379,515	9,340,411
Walgreens Boots Alliance, Inc.	142,800	7,448,448
Wal-Mart de Mexico SAB de CV (Mexico)	236,227	879,354
Walmart, Inc.	243,723	35,264,281

		101,272,434

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Food Products — 0.7%
Archer-Daniels-Midland Co.	79,200	$5,353,128
Bunge Ltd.	64,100	5,984,376
Campbell Soup Co.(a)	6,800	295,528
Conagra Brands, Inc.	16,000	546,400
Darling Ingredients, Inc.*	19,408	1,344,780
General Mills, Inc.	20,200	1,361,076
Gruma SAB de CV (Mexico) (Class B Stock)	44,495	568,675
Hershey Co. (The)	43,995	8,511,713
Hormel Foods Corp.	9,400	458,814
Inghams Group Ltd. (Australia)	170,070	434,231
Ingredion, Inc.	10,100	976,064
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	106,900	696,124
J.M. Smucker Co. (The)	3,600	488,952
JBS SA	92,882	633,130
Kellogg Co.	8,500	547,570
Kraft Heinz Co. (The)	273,200	9,807,880
Lamb Weston Holdings, Inc.	4,800	304,224
McCormick & Co., Inc.	8,300	801,863
MEIJI Holdings Co. Ltd. (Japan)	10,000	596,641
Mondelez International, Inc. (Class A Stock)	214,391	14,216,267
Nestle SA (Switzerland)	236,572	33,109,487
Orkla ASA (Norway)	408,090	4,094,648
Tyson Foods, Inc. (Class A Stock)	130,000	11,330,800
Viscofan SA (Spain)	5,426	351,320
Wilmar International Ltd. (China)	2,150,000	6,627,121

		109,440,812

Gas Utilities — 0.1%
Atmos Energy Corp.	4,400	460,988
Osaka Gas Co. Ltd. (Japan)	116,300	1,925,973
Snam SpA (Italy)	169,223	1,019,939
UGI Corp.	83,800	3,847,258

		7,254,158

Health Care Equipment & Supplies — 1.2%
Abbott Laboratories	281,388	39,602,547
ABIOMED, Inc.*	1,500	538,755
Alcon, Inc. (Switzerland) (XSWX)	32,874	2,899,517
Alcon, Inc. (Switzerland) (NYSE)(a)	34,943	3,044,234
Align Technology, Inc.*	13,340	8,766,781
Baxter International, Inc.	16,600	1,424,944
Becton, Dickinson & Co.	68,606	17,253,037
Boston Scientific Corp.*	414,658	17,614,672
Cooper Cos., Inc. (The)	1,600	670,304
DENTSPLY SIRONA, Inc	94,700	5,283,313
Dexcom, Inc.*	3,220	1,728,979
Edwards Lifesciences Corp.*	118,100	15,299,855
Hologic, Inc.*	8,400	643,104
Hoya Corp. (Japan)	6,800	1,008,744
IDEXX Laboratories, Inc.*	2,840	1,870,026
Intuitive Surgical, Inc.*	47,138	16,936,683
Koninklijke Philips NV (Netherlands)	25,284	942,301
Medtronic PLC	233,868	24,193,645
Menicon Co. Ltd. (Japan)	72,980	2,159,895
Olympus Corp. (Japan)	107,400	2,476,647

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
ResMed, Inc.	4,800	$1,250,304
Sonova Holding AG (Switzerland)	8,321	3,254,876
STERIS PLC	3,300	803,253
Straumann Holding AG (Switzerland)	3,879	8,245,678
Stryker Corp.	31,337	8,380,141
Teleflex, Inc.	1,400	459,872
Zimmer Biomet Holdings, Inc.	7,000	889,280

		187,641,387

Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc.*	28,493	1,729,525
AmerisourceBergen Corp.	16,743	2,224,977
Amplifon SpA (Italy)	36,832	1,984,098
Anthem, Inc.	42,200	19,561,388
Cardinal Health, Inc.	9,700	499,453
Centene Corp.*	59,462	4,899,669
Cigna Corp.	69,762	16,019,448
CVS Health Corp.	186,821	19,272,454
DaVita, Inc.*	2,200	250,272
Fresenius SE & Co. KGaA (Germany)	217,195	8,736,246
HCA Healthcare, Inc.	40,500	10,405,260
Henry Schein, Inc.*	4,700	364,391
Humana, Inc.	4,100	1,901,826
Laboratory Corp. of America Holdings*	32,239	10,129,816
McKesson Corp.	19,800	4,921,686
Medipal Holdings Corp. (Japan)	209,000	3,920,170
Molina Healthcare, Inc.*	33,366	10,613,057
Quest Diagnostics, Inc.	3,900	674,739
Sonic Healthcare Ltd. (Australia)	387,524	13,164,244
UnitedHealth Group, Inc.	117,555	59,029,068
Universal Health Services, Inc. (Class B Stock)	2,500	324,150

		190,625,937

Health Care Technology — 0.0%
Cerner Corp.	9,800	910,126
Veeva Systems, Inc. (Class A Stock)*	18,700	4,777,476

		5,687,602

Hotels, Restaurants & Leisure — 1.0%
Aramark	27,861	1,026,678
Aristocrat Leisure Ltd. (Australia)	63,795	2,022,434
Booking Holdings, Inc.*	8,701	20,875,700
Caesars Entertainment, Inc.*	7,100	664,063
Carnival Corp.*(a)	26,600	535,192
Chipotle Mexican Grill, Inc.*	940	1,643,355
Darden Restaurants, Inc.	35,655	5,371,069
Domino’s Pizza, Inc.	1,220	688,483
Evolution AB (Sweden), 144A	24,110	3,417,612
Expedia Group, Inc.*	4,800	867,456
Flutter Entertainment PLC (Ireland)*	13,300	2,106,519
Greggs PLC (United Kingdom)	25,127	1,135,839
Hilton Worldwide Holdings, Inc.*	17,600	2,745,424
Hyatt Hotels Corp. (Class A Stock)*	68,500	6,569,150
InterContinental Hotels Group PLC (United Kingdom)*	15,264	988,075
La Francaise des Jeux SAEM (France), 144A	27,525	1,219,364

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Las Vegas Sands Corp.*	11,500	$432,860
Marriott International, Inc. (Class A Stock)*	58,671	9,694,796
McDonald’s Corp.	172,361	46,204,813
McDonald’s Holdings Co. Japan Ltd. (Japan)	161,252	7,138,056
MGM Resorts International	189,225	8,492,418
Norwegian Cruise Line Holdings Ltd.*(a)	12,300	255,102
Penn National Gaming, Inc.*(a)	5,500	285,175
Planet Fitness, Inc. (Class A Stock)*	90,200	8,170,316
Royal Caribbean Cruises Ltd.*	26,377	2,028,391
Sodexo SA (France)	7,304	641,591
Starbucks Corp.	140,433	16,426,448
Tabcorp Holdings Ltd. (Australia)	376,605	1,375,840
Wynn Resorts Ltd.*	3,500	297,640
Yum China Holdings, Inc. (China)	33,282	1,658,775
Yum! Brands, Inc.	33,729	4,683,609

		159,662,243

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	79,758	806,291
D.R. Horton, Inc.	60,835	6,597,556
Garmin Ltd.	5,100	694,467
Iida Group Holdings Co. Ltd. (Japan)	236,600	5,510,716
Lennar Corp. (Class A Stock)	32,738	3,802,846
Mohawk Industries, Inc.*	1,700	309,706
Newell Brands, Inc.	12,600	275,184
NVR, Inc.*	310	1,831,750
Persimmon PLC (United Kingdom)	36,781	1,421,109
PulteGroup, Inc.	8,600	491,576
Sony Group Corp. (Japan)	24,800	3,122,658
Tempur Sealy International, Inc.	20,100	945,303
Toll Brothers, Inc.	102,809	7,442,343
Whirlpool Corp.	1,900	445,854

		33,697,359

Household Products — 0.4%
Church & Dwight Co., Inc.	8,200	840,500
Clorox Co. (The)	3,900	680,004
Colgate-Palmolive Co.	27,700	2,363,918
Essity AB (Sweden) (Class B Stock)	17,540	572,668
Henkel AG & Co. KGaA (Germany)	8,617	672,242
Kimberly-Clark Corp.	11,200	1,600,704
Procter & Gamble Co. (The)	308,623	50,484,550

		57,214,586

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	343,400	8,344,620

Industrial Conglomerates — 0.3%
3M Co.	39,700	7,051,911
DCC PLC (United Kingdom)	54,320	4,446,108
General Electric Co.	36,100	3,410,367
Hitachi Ltd. (Japan)	38,400	2,079,632
Honeywell International, Inc.	117,339	24,466,355
Roper Technologies, Inc.	3,500	1,721,510
Siemens AG (Germany)	8,576	1,481,669

	Shares	Value

COMMON STOCKS (continued)
Industrial Conglomerates (cont’d.)
Toshiba Corp. (Japan)	120,000	$4,931,465

		49,589,017

Insurance — 1.2%
Aflac, Inc.	38,400	2,242,176
AIA Group Ltd. (Hong Kong)	218,400	2,202,032
Alleghany Corp.*	1,635	1,091,510
Allianz SE (Germany)	70,138	16,541,526
Allstate Corp. (The)	10,000	1,176,500
American Financial Group, Inc.	6,800	933,776
American International Group, Inc.	143,400	8,153,724
Aon PLC (Class A Stock)	15,800	4,748,848
Arch Capital Group Ltd.*	210,700	9,365,615
Arthur J. Gallagher & Co.	23,870	4,050,023
Assurant, Inc.	2,100	327,306
AXA SA (France)	156,840	4,683,202
Brown & Brown, Inc.	8,700	611,436
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	523,800	1,418,917
Chubb Ltd.	136,107	26,310,844
Cincinnati Financial Corp.	5,500	626,615
Dai-ichi Life Holdings, Inc. (Japan)	127,300	2,572,459
Everest Re Group Ltd.	1,500	410,880
Fairfax Financial Holdings Ltd. (Canada)	4,508	2,217,525
Fidelity National Financial, Inc.	59,200	3,089,056
Globe Life, Inc.	3,800	356,136
Hartford Financial Services Group, Inc. (The)	62,424	4,309,753
iA Financial Corp., Inc. (Canada)	11,251	643,778
Japan Post Holdings Co. Ltd. (Japan)	198,900	1,551,479
Japan Post Insurance Co. Ltd. (Japan)	36,600	587,931
Legal & General Group PLC (United Kingdom)	465,223	1,869,534
Lincoln National Corp.	6,700	457,342
Loews Corp.	7,800	450,528
Manulife Financial Corp. (Canada)	118,856	2,265,400
Marsh & McLennan Cos., Inc.	104,818	18,219,465
Medibank Private Ltd. (Australia)	227,100	553,029
MetLife, Inc.	327,624	20,473,224
NN Group NV (Netherlands)	200,646	10,914,071
Old Republic International Corp.	109,100	2,681,678
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	908,000	741,204
Poste Italiane SpA (Italy), 144A	363,854	4,763,836
Principal Financial Group, Inc.	9,100	658,203
Progressive Corp. (The)	45,454	4,665,853
Reinsurance Group of America, Inc.	50,900	5,573,041
RenaissanceRe Holdings Ltd. (Bermuda)	10,215	1,729,706
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	8,660	1,456,515
Sompo Holdings, Inc. (Japan)	50,400	2,124,457
Suncorp Group Ltd. (Australia)	103,878	838,097
T&D Holdings, Inc. (Japan)	44,100	562,585
Travelers Cos., Inc. (The)	8,400	1,314,012
W.R. Berkley Corp.	25,500	2,100,945
Willis Towers Watson PLC	4,300	1,021,207

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Zurich Insurance Group AG (Switzerland)	11,292	$4,951,460

		190,608,439

Interactive Media & Services — 2.1%
Alphabet, Inc. (Class A Stock)*	44,587	129,170,322
Alphabet, Inc. (Class C Stock)*	29,110	84,232,405
Auto Trader Group PLC (United Kingdom), 144A	154,334	1,545,933
carsales.com Ltd. (Australia)	32,552	592,687
Match Group, Inc.*	9,200	1,216,700
Meta Platforms, Inc. (Class A Stock)*	276,103	92,867,244
NAVER Corp. (South Korea)*	2,051	652,914
SEEK Ltd. (Australia)	26,688	636,882
Snap, Inc. (Class A Stock)*	24,836	1,168,037
Tencent Holdings Ltd. (China)	42,500	2,470,020
Twitter, Inc.*	26,600	1,149,652

		315,702,796

Internet & Direct Marketing Retail — 1.3%
Alibaba Group Holding Ltd. (China), ADR*	18,530	2,201,179
Amazon.com, Inc.*	53,497	178,377,187
eBay, Inc.	181,400	12,063,100
Etsy, Inc.*	4,200	919,548
JD.com, Inc. (China), ADR*	10,121	709,178
MercadoLibre, Inc. (Argentina)*	5,416	7,302,934
Zalando SE (Germany), 144A*	5,132	414,862
ZOZO, Inc. (Japan)	76,900	2,400,128

		204,388,116

IT Services — 2.0%
Accenture PLC (Class A Stock)	67,184	27,851,127
Adyen NV (Netherlands), 144A*	6,535	17,183,004
Affirm Holdings, Inc.*	5,746	577,818
Akamai Technologies, Inc.*	5,400	632,016
Automatic Data Processing, Inc.	81,200	20,022,296
Bechtle AG (Germany)	7,980	572,110
Broadridge Financial Solutions, Inc.	3,700	676,434
Capgemini SE (France)	49,287	12,088,505
Cognizant Technology Solutions Corp. (Class A Stock)	17,500	1,552,600
Concentrix Corp.	11,800	2,107,716
Dlocal Ltd. (Uruguay)*(a)	50,150	1,789,854
DXC Technology Co.*	8,400	270,396
Edenred (France)	20,416	942,197
EPAM Systems, Inc.*	20,400	13,636,380
Fidelity National Information Services, Inc.	110,633	12,075,592
Fiserv, Inc.*	19,800	2,055,042
FleetCor Technologies, Inc.*	7,232	1,618,811
Fujitsu Ltd. (Japan)	69,500	11,877,111
Gartner, Inc.*	36,049	12,051,902
Global Payments, Inc.	17,200	2,325,096
Globant SA*	17,331	5,443,494
GMO Payment Gateway, Inc. (Japan)	22,704	2,818,336
International Business Machines Corp.	47,466	6,344,306
Jack Henry & Associates, Inc.	2,300	384,077

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
Mastercard, Inc. (Class A Stock)	129,898	$46,674,949
MongoDB, Inc.*	16,800	8,893,080
NEC Corp. (Japan)	20,400	942,155
NTT Data Corp. (Japan)	199,900	4,289,279
Paychex, Inc.	10,700	1,460,550
PayPal Holdings, Inc.*	89,500	16,877,910
Shopify, Inc. (Canada) (Class A Stock)* .	8,482	11,683,022
Snowflake, Inc. (Class A Stock)*	5,600	1,897,000
Tata Consultancy Services Ltd. (India)	51,180	2,571,713
TIS, Inc. (Japan)	46,300	1,376,107
VeriSign, Inc.*	14,500	3,680,390
Visa, Inc. (Class A Stock)(a)	250,783	54,347,184

		311,589,559

Leisure Products — 0.0%
Hasbro, Inc.(a)	14,546	1,480,492
Sega Sammy Holdings, Inc. (Japan)	39,600	621,348
Shimano, Inc. (Japan)	13,600	3,620,171

		5,722,011

Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	15,011	2,396,506
Avantor, Inc.*	29,380	1,238,073
Bio-Rad Laboratories, Inc. (Class A Stock)*	2,020	1,526,251
Bio-Techne Corp.	1,300	672,542
Bruker Corp.	11,100	931,401
Charles River Laboratories International, Inc.*	1,700	640,526
Danaher Corp.	62,600	20,596,026
Eurofins Scientific SE (Luxembourg)	108,505	13,443,234
Illumina, Inc.*	5,100	1,940,244
IQVIA Holdings, Inc.*	56,484	15,936,396
Lonza Group AG (Switzerland)	6,188	5,161,579
Mettler-Toledo International, Inc.*	770	1,306,852
PerkinElmer, Inc.	9,000	1,809,540
Thermo Fisher Scientific, Inc.	55,862	37,273,361
Waters Corp.*	13,500	5,030,100
West Pharmaceutical Services, Inc.	2,300	1,078,723

		110,981,354

Machinery — 1.1%
Aalberts NV (Netherlands)	12,150	805,178
Atlas Copco AB (Sweden) (Class B Stock)	32,769	1,922,178
Caterpillar, Inc.	74,387	15,378,768
CNH Industrial NV (United Kingdom)	492,274	9,588,680
Cummins, Inc.	47,900	10,448,906
Daimler Truck Holding AG (Germany)*	34,216	1,257,836
Deere & Co.	72,831	24,973,022
Dover Corp.	24,733	4,491,513
Epiroc AB (Sweden) (Class A Stock)	99,104	2,508,439
Epiroc AB (Sweden) (Class B Stock)	32,321	686,364
Fortive Corp.	43,759	3,338,374
Gates Industrial Corp. PLC*	32,911	523,614
GEA Group AG (Germany)	76,439	4,173,647
Hino Motors Ltd. (Japan)	99,000	814,581

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Husqvarna AB (Sweden) (Class B Stock)	73,650	$1,176,902
IDEX Corp.	2,500	590,800
Illinois Tool Works, Inc.	9,300	2,295,240
Ingersoll Rand, Inc.	111,000	6,867,570
Komatsu Ltd. (Japan)	69,000	1,614,739
MINEBEA MITSUMI, Inc. (Japan)	29,500	837,034
MISUMI Group, Inc. (Japan)	74,800	3,072,384
NGK Insulators Ltd. (Japan)	255,000	4,314,106
Nordson Corp.	3,800	970,026
Oshkosh Corp.	58,340	6,575,501
Otis Worldwide Corp.	135,660	11,811,916
PACCAR, Inc.	11,600	1,023,816
Parker-Hannifin Corp.	47,572	15,133,605
Pentair PLC	5,500	401,665
SKF AB (Sweden) (Class B Stock)	31,558	746,461
SMC Corp. (Japan)	12,200	8,219,882
Snap-on, Inc.	1,800	387,684
Stanley Black & Decker, Inc.	16,466	3,105,817
Techtronic Industries Co. Ltd. (Hong Kong)	578,353	11,518,980
Westinghouse Air Brake Technologies Corp.	6,300	580,293
Xylem, Inc.	6,000	719,520

		162,875,041

Marine — 0.2%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	265	882,669
AP Moller - Maersk A/S (Denmark) (Class B Stock)	3,549	12,732,275
Kuehne + Nagel International AG (Switzerland)	4,480	1,445,648
Nippon Yusen KK (Japan)	95,900	7,302,509
SITC International Holdings Co. Ltd. (China)	1,001,000	3,622,887

		25,985,988

Media — 0.4%
Charter Communications, Inc. (Class A Stock)*	4,080	2,660,038
Comcast Corp. (Class A Stock)	657,773	33,105,715
Dentsu Group, Inc. (Japan)	17,800	634,563
Discovery, Inc. (Class A Stock)*(a)	5,600	131,824
Discovery, Inc. (Class C Stock)*	10,100	231,290
DISH Network Corp. (Class A Stock)*	8,300	269,252
Fox Corp. (Class A Stock)	10,800	398,520
Fox Corp. (Class B Stock)	4,900	167,923
Interpublic Group of Cos., Inc. (The)(a)	13,100	490,595
News Corp. (Class A Stock)	13,000	290,030
News Corp. (Class B Stock)	4,100	92,250
Omnicom Group, Inc.	7,100	520,217
Publicis Groupe SA (France)	83,497	5,622,463
ViacomCBS, Inc. (Class B Stock)	303,200	9,150,576
WPP PLC (United Kingdom)	688,915	10,422,095

		64,187,351

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining — 0.6%
Alcoa Corp.	70,500	$4,200,390
Anglo American PLC (South Africa)	103,556	4,235,566
ArcelorMittal SA (Luxembourg)	382,053	12,225,488
BHP Group Ltd. (Australia)	245,014	7,407,160
BHP Group PLC (Australia)	19,403	578,499
BlueScope Steel Ltd. (Australia)	607,164	9,247,461
Evraz PLC (Russia)	77,030	628,457
Fortescue Metals Group Ltd. (Australia)	143,936	2,015,782
Freeport-McMoRan, Inc.	391,100	16,320,603
Glencore PLC (Australia)*	591,549	3,001,203
Impala Platinum Holdings Ltd. (South Africa)	25,506	360,475
JFE Holdings, Inc. (Japan)	23,100	294,939
Newmont Corp.	26,600	1,649,732
Nippon Steel Corp. (Japan)	71,400	1,173,352
Nucor Corp.	9,400	1,073,010
POSCO (South Korea)	3,991	911,808
Reliance Steel & Aluminum Co.	36,000	5,839,920
Rio Tinto Ltd. (Australia)	29,234	2,134,825
Rio Tinto PLC (Australia)	237,103	15,727,277
South32 Ltd. (Australia)	255,275	748,627
Southern Copper Corp. (Peru)	17,400	1,073,754
Steel Dynamics, Inc.	108,883	6,758,368
Tata Steel Ltd. (India)	52,851	792,780
Vale SA (Brazil)	43,400	604,241

		99,003,717

Multiline Retail — 0.2%
B&M European Value Retail SA (United Kingdom)	148,379	1,274,943
Dollar General Corp.	7,700	1,815,891
Dollar Tree, Inc.*	7,400	1,039,848
Next PLC (United Kingdom)	42,194	4,644,806
Target Corp.	76,615	17,731,776

		26,507,264

Multi-Utilities — 0.4%
Ameren Corp.	27,994	2,491,746
CenterPoint Energy, Inc.	368,736	10,291,422
CMS Energy Corp.	29,973	1,949,743
Consolidated Edison, Inc.	11,800	1,006,776
Dominion Energy, Inc.	82,854	6,509,010
DTE Energy Co.	6,500	777,010
E.ON SE (Germany)	1,011,415	14,045,285
Engie SA (France)	299,833	4,440,349
NiSource, Inc.	13,100	361,691
Public Service Enterprise Group, Inc.	68,474	4,569,270
Sempra Energy	96,300	12,738,564
WEC Energy Group, Inc.	10,500	1,019,235

		60,200,101

Oil, Gas & Consumable Fuels — 1.6%
Aker BP ASA (Norway)	19,465	599,217
APA Corp.	107,800	2,898,742
BP PLC (United Kingdom)	3,604,348	16,125,101
Canadian Natural Resources Ltd. (Canada)	9,243	390,560
Cheniere Energy, Inc.	77,087	7,818,163

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Chevron Corp.	353,060	$41,431,591
China Petroleum & Chemical Corp. (China) (Class H Stock)	2,700,000	1,257,318
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	489,000	1,147,651
ConocoPhillips	215,982	15,589,581
Coterra Energy, Inc.	432,200	8,211,800
Devon Energy Corp.	21,000	925,050
Diamondback Energy, Inc.	5,700	614,745
Enbridge, Inc. (Canada)(a)	220,421	8,614,053
Eni SpA (Italy)	49,744	690,725
EOG Resources, Inc.	239,055	21,235,256
Equinor ASA (Norway)	377,264	10,008,095
Exxon Mobil Corp.	570,910	34,933,983
Hess Corp.	19,810	1,466,534
Inpex Corp. (Japan)	1,045,700	9,099,805
Kinder Morgan, Inc.	215,100	3,411,486
LUKOIL PJSC (Russia), ADR	20,228	1,816,474
Lundin Energy AB (Sweden)	81,101	2,900,623
Marathon Oil Corp.	250,600	4,114,852
Marathon Petroleum Corp.	20,300	1,298,997
Occidental Petroleum Corp.	101,200	2,933,788
OMV AG (Austria)	160,739	9,140,933
ONEOK, Inc.	14,800	869,648
Pembina Pipeline Corp. (Canada)(a)	20,588	624,500
PetroChina Co. Ltd. (China) (Class H Stock)	1,026,000	456,276
Phillips 66	32,200	2,333,212
Pioneer Natural Resources Co.	7,600	1,382,288
Repsol SA (Spain)	117,732	1,398,731
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	345,915	7,593,465
Suncor Energy, Inc. (Canada)	18,732	468,689
Targa Resources Corp.	62,700	3,275,448
TotalEnergies SE (France)	26,759	1,360,064
Tourmaline Oil Corp. (Canada)	41,414	1,337,087
Valero Energy Corp.	45,758	3,436,883
Williams Cos., Inc. (The)	365,091	9,506,970

		242,718,384

Paper & Forest Products — 0.0%
Stora Enso OYJ (Finland) (Class R Stock)	47,600	872,340

Personal Products — 0.4%
Amorepacific Corp. (South Korea)*	6,389	889,225
Coty, Inc. (Class A Stock)*	471,700	4,952,850
Estee Lauder Cos., Inc. (The) (Class A Stock)	28,600	10,587,720
Kao Corp. (Japan)	6,500	339,877
L’Oreal SA (France)	35,071	16,650,457
Unilever PLC (United Kingdom)	381,148	20,395,001

		53,815,130

Pharmaceuticals — 2.4%
AstraZeneca PLC (United Kingdom)	41,873	4,903,906
AstraZeneca PLC (United Kingdom), ADR	37,544	2,186,938
Bayer AG (Germany)	63,227	3,384,140

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Bristol-Myers Squibb Co.	429,125	$26,755,944
Catalent, Inc.*	5,700	729,771
Chugai Pharmaceutical Co. Ltd. (Japan)	143,300	4,656,071
Eli Lilly & Co.	128,373	35,459,190
GlaxoSmithKline PLC (United Kingdom)	805,902	17,500,059
Ipsen SA (France)	33,880	3,102,908
Johnson & Johnson	310,079	53,045,215
Kyowa Kirin Co. Ltd. (Japan)	10,900	297,091
Merck & Co., Inc.	315,219	24,158,384
Merck KGaA (Germany)	51,570	13,315,272
Novartis AG (Switzerland)	217,007	19,059,952
Novo Nordisk A/S (Denmark) (Class B Stock)	174,472	19,644,173
Ono Pharmaceutical Co. Ltd. (Japan)	29,900	741,750
Organon & Co.	8,400	255,780
Otsuka Holdings Co. Ltd. (Japan)	237,500	8,601,574
Pfizer, Inc.	738,772	43,624,487
Roche Holding AG (Switzerland)	89,979	37,395,953
Sanofi (France)	189,344	19,065,492
Shionogi & Co. Ltd. (Japan)	13,600	962,344
Takeda Pharmaceutical Co. Ltd. (Japan)	128,000	3,492,768
Viatris, Inc.	40,300	545,259
Zoetis, Inc.	104,270	25,445,008

		368,329,429

Professional Services — 0.3%
Benefit One, Inc. (Japan)	12,600	540,823
Equifax, Inc.	3,900	1,141,881
Experian PLC (United Kingdom)	56,655	2,785,290
IHS Markit Ltd.	45,541	6,053,310
Jacobs Engineering Group, Inc.	4,300	598,689
Leidos Holdings, Inc.	23,606	2,098,573
ManpowerGroup, Inc.	36,000	3,503,880
Nielsen Holdings PLC	12,000	246,120
Persol Holdings Co. Ltd. (Japan)	45,200	1,311,826
Randstad NV (Netherlands)	140,513	9,626,769
RELX PLC (United Kingdom)	152,958	4,975,740
Robert Half International, Inc.	3,700	412,624
Science Applications International Corp.	25,200	2,106,468
Thomson Reuters Corp. (Canada)	5,611	670,996
TransUnion	81,100	9,616,838
Verisk Analytics, Inc.	5,200	1,189,396
Wolters Kluwer NV (Netherlands)	21,915	2,580,998

		49,460,221

Real Estate Management & Development — 0.2%
Ascendas India Trust (Singapore), UTS	467,200	492,183
BR Malls Participacoes SA (Brazil)*	278,100	415,482
CBRE Group, Inc. (Class A Stock)*	117,119	12,708,583
CK Asset Holdings Ltd. (Hong Kong)	1,268,500	7,989,190
Daito Trust Construction Co. Ltd. (Japan)	22,200	2,544,563
Daiwa House Industry Co. Ltd. (Japan)	46,000	1,323,016

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
Henderson Land Development Co. Ltd. (Hong Kong)	124,000	$527,792
Hongkong Land Holdings Ltd. (Hong Kong)	116,000	603,031
Jones Lang LaSalle, Inc.*	4,400	1,185,096
LEG Immobilien SE (Germany)	5,406	754,722
Sun Hung Kai Properties Ltd. (Hong Kong)	190,000	2,304,012

		30,847,670

Road & Rail — 0.5%
AMERCO	3,200	2,323,936
Canadian National Railway Co. (Canada)	37,992	4,667,697
Canadian Pacific Railway Ltd. (Canada)	5,487	394,646
CSX Corp.	232,600	8,745,760
J.B. Hunt Transport Services, Inc.	12,109	2,475,080
Norfolk Southern Corp.	41,960	12,491,912
Old Dominion Freight Line, Inc.	11,500	4,121,370
Sankyu, Inc. (Japan)	25,100	1,041,796
Schneider National, Inc. (Class B Stock)	137,200	3,692,052
TFI International, Inc. (Canada)(a)	60,958	6,834,001
Uber Technologies, Inc.*	73,596	3,085,880
Union Pacific Corp.	95,379	24,028,832
XPO Logistics, Inc.*	30,100	2,330,643

		76,233,605

Semiconductors & Semiconductor Equipment — 2.8%
Advanced Micro Devices, Inc.*	157,246	22,627,699
Advantest Corp. (Japan)	16,800	1,583,575
Analog Devices, Inc.	70,712	12,429,048
Applied Materials, Inc.	133,900	21,070,504
ASM International NV (Netherlands)	3,949	1,743,233
ASML Holding NV (Netherlands) (XAMS)	32,944	26,388,787
ASML Holding NV (Netherlands) (XNGS)	13,152	10,470,833
Azenta, Inc.	8,900	917,679
Broadcom, Inc.	68,626	45,664,427
Disco Corp. (Japan)	2,300	700,192
Enphase Energy, Inc.*	4,300	786,642
Intel Corp.	452,255	23,291,133
KLA Corp.	8,700	3,741,957
Lam Research Corp.	22,459	16,151,390
Microchip Technology, Inc.	108,500	9,446,010
Micron Technology, Inc.	36,900	3,437,235
Monolithic Power Systems, Inc.	8,140	4,015,706
NVIDIA Corp.	319,388	93,935,205
NXP Semiconductors NV (China)	123,850	28,210,553
ON Semiconductor Corp.*	18,836	1,279,341
Qorvo, Inc.*	3,700	578,643
QUALCOMM, Inc.	260,190	47,580,945
Silicon Motion Technology Corp. (Taiwan), ADR	9,053	860,307
Skyworks Solutions, Inc.(a)	5,300	822,242
SolarEdge Technologies, Inc.*	1,500	420,855

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
STMicroelectronics NV (Singapore)	187,112	$9,234,023
SUMCO Corp. (Japan)	96,200	1,952,617
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	131,346	15,802,237
Teradyne, Inc.	5,500	899,415
Texas Instruments, Inc.	96,311	18,151,734
Universal Display Corp.	10,210	1,684,956
Xilinx, Inc.	8,200	1,738,646

		427,617,769

Software — 3.9%
Adobe, Inc.*	76,900	43,606,914
ANSYS, Inc.*	2,900	1,163,248
Atlassian Corp. PLC (Class A Stock)*	50,647	19,311,195
Autodesk, Inc.*	7,100	1,996,449
Black Knight, Inc.*	117,800	9,764,442
Cadence Design Systems, Inc.*	9,000	1,677,150
Ceridian HCM Holding, Inc.*	13,588	1,419,403
Check Point Software Technologies Ltd. (Israel)*	43,500	5,070,360
Citrix Systems, Inc.	4,100	387,819
Constellation Software, Inc. (Canada)	1,421	2,636,469
Dassault Systemes SE (France)	362,929	21,640,873
Datadog, Inc. (Class A Stock)*	5,700	1,015,227
Descartes Systems Group, Inc. (The) (Canada)*	4,753	393,106
Dolby Laboratories, Inc. (Class A Stock)	41,800	3,980,196
Dynatrace, Inc.*	110,261	6,654,251
Fortinet, Inc.*	4,500	1,617,300
HubSpot, Inc.*	3,100	2,043,365
Intuit, Inc.	29,429	18,929,321
Manhattan Associates, Inc.*	55,200	8,583,048
Microsoft Corp.	966,372	325,010,231
Nemetschek SE (Germany)	13,145	1,679,057
Nice Ltd. (Israel), ADR*(a)	1,245	377,982
NortonLifeLock, Inc.	19,400	504,012
Oracle Corp.	158,900	13,857,669
Palo Alto Networks, Inc.*	13,029	7,254,026
Paycom Software, Inc.*	23,800	9,881,522
Paylocity Holding Corp.*	5,600	1,322,496
PTC, Inc.*	3,500	424,025
salesforce.com, Inc.*	143,178	36,385,825
SAP SE (Germany)	57,960	8,187,252
ServiceNow, Inc.*	25,400	16,487,394
Splunk, Inc.*	19,092	2,209,326
SS&C Technologies Holdings, Inc.	114,500	9,386,710
Synopsys, Inc.*	25,200	9,286,200
Tyler Technologies, Inc.*	1,360	731,612
UiPath, Inc. (Class A Stock)*(a)	28,794	1,241,885
VMware, Inc. (Class A Stock)	16,942	1,963,239
Workday, Inc. (Class A Stock)*	15,677	4,282,643

		602,363,242

Specialty Retail — 1.2%
Advance Auto Parts, Inc.	19,758	4,739,549
AutoNation, Inc.*	67,800	7,922,430
AutoZone, Inc.*	5,490	11,509,181

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Bath & Body Works, Inc.	8,800	$614,152
Best Buy Co., Inc.	47,429	4,818,786
CarMax, Inc.*	5,400	703,242
Chow Tai Fook Jewellery Group Ltd. (China)*	2,215,600	3,984,402
Foot Locker, Inc.	39,200	1,710,296
Gap, Inc. (The)	48,245	851,524
Home Depot, Inc. (The)	134,089	55,648,276
Industria de Diseno Textil SA (Spain)	305,214	9,898,312
JD Sports Fashion PLC (United Kingdom)	1,526,413	4,495,877
Kingfisher PLC (United Kingdom)	1,791,505	8,208,122
Lowe’s Cos., Inc.	94,536	24,435,665
O’Reilly Automotive, Inc.*	6,824	4,819,314
Ross Stores, Inc.	96,891	11,072,704
TJX Cos., Inc. (The)	228,974	17,383,706
Tractor Supply Co.	16,289	3,886,555
Ulta Beauty, Inc.*	23,367	9,635,149

		186,337,242

Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	1,885,971	334,891,870
Canon, Inc. (Japan)	301,800	7,343,522
Dell Technologies, Inc. (Class C Stock)*	33,100	1,859,227
FUJIFILM Holdings Corp. (Japan)	29,100	2,154,125
Hewlett Packard Enterprise Co.	43,500	685,995
HP, Inc.	165,600	6,238,152
Lenovo Group Ltd. (China)	668,000	765,785
NetApp, Inc.	7,500	689,925
Samsung Electronics Co. Ltd. (South Korea)	58,403	3,839,146
Seagate Technology Holdings PLC	16,967	1,916,932
Seiko Epson Corp. (Japan)	515,985	9,287,002
Western Digital Corp.*	163,400	10,655,314

		380,326,995

Textiles, Apparel & Luxury Goods — 0.9%
Brunello Cucinelli SpA (Italy)*	21,497	1,484,210
Burberry Group PLC (United Kingdom)	49,075	1,204,372
Capri Holdings Ltd.*	121,400	7,880,074
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	113,776	17,039,463
EssilorLuxottica SA (France)	22,892	4,874,466
Gildan Activewear, Inc. (Canada)	15,611	661,858
Hermes International (France)	11,754	20,529,069
Kering SA (France)	3,024	2,433,332
LVMH Moet Hennessy Louis Vuitton SE (France)	38,581	31,909,108
Moncler SpA (Italy)	16,380	1,188,984
NIKE, Inc. (Class B Stock)	152,865	25,478,010
Pandora A/S (Denmark)	24,641	3,068,263
PVH Corp.	11,900	1,269,135
Ralph Lauren Corp.	15,163	1,802,274
Skechers USA, Inc. (Class A Stock)*	21,400	928,760
Swatch Group AG (The) (Switzerland)	2,444	746,601
Tapestry, Inc.	151,400	6,146,840
Under Armour, Inc. (Class A Stock)*	6,300	133,497

	Shares	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (cont’d.)
Under Armour, Inc. (Class C Stock)*	6,900	$124,476
VF Corp.	22,648	1,658,287

		130,561,079

Tobacco — 0.5%
Altria Group, Inc.	327,000	15,496,530
British American Tobacco PLC (United Kingdom)	479,857	17,806,544
Imperial Brands PLC (United Kingdom)	234,586	5,127,971
Japan Tobacco, Inc. (Japan)	627,300	12,668,931
Philip Morris International, Inc.	107,731	10,234,445
Swedish Match AB (Sweden)	1,034,051	8,232,071

		69,566,492

Trading Companies & Distributors — 0.5%
Ashtead Group PLC (United Kingdom)	143,460	11,513,304
Brenntag SE (Germany)	19,082	1,726,401
Bunzl PLC (United Kingdom)	37,437	1,462,668
Fastenal Co.	19,100	1,223,546
Ferguson PLC	67,528	11,959,393
Howden Joinery Group PLC (United Kingdom)	61,493	749,858
ITOCHU Corp. (Japan)	94,500	2,892,090
Marubeni Corp. (Japan)	1,202,000	11,723,308
Mitsubishi Corp. (Japan)	103,500	3,293,012
Mitsui & Co. Ltd. (Japan)	510,900	12,098,886
Sumitomo Corp. (Japan)	28,600	423,660
Toyota Tsusho Corp. (Japan)	28,272	1,304,267
United Rentals, Inc.*	6,264	2,081,465
Univar Solutions, Inc.*	106,100	3,007,935
W.W. Grainger, Inc.	17,719	9,182,695

		74,642,488

Water Utilities — 0.0%
American Water Works Co., Inc.	6,000	1,133,160

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	314,400	9,177,046
SoftBank Group Corp. (Japan)	61,600	2,922,771
T-Mobile US, Inc.*	19,500	2,261,610
Vodafone Group PLC (United Kingdom)	3,281,815	4,966,393

		19,327,820

TOTAL COMMON STOCKS (cost $7,018,684,633)		7,498,295,760

EXCHANGE-TRADED FUNDS — 4.0%
iShares Core S&P 500 ETF	218,250	104,103,068
iShares iBoxx $ Investment Grade Corporate Bond ETF	204,500	27,100,340
iShares MSCI EAFE ETF(a)	446,700	35,146,356
iShares Russell 1000 Growth ETF	323,100	98,736,129
iShares Russell 1000 Value ETF	434,500	72,965,585
SPDR S&P 500 ETF Trust	514,250	244,248,180
Vanguard Total Bond Market ETF	319,975	27,117,881

TOTAL EXCHANGE-TRADED FUNDS (cost $592,717,088)		609,417,539

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

PREFERRED STOCKS — 0.1%
Automobiles — 0.0%
Volkswagen AG (Germany) (PRFC)	4,398	$888,446

Health Care Equipment & Supplies — 0.1%
Sartorius AG (Germany) (PRFC)	11,220	7,594,589

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	14,841	1,198,591

TOTAL PREFERRED STOCKS (cost $8,310,631)		9,681,626

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 2.7%
Automobiles — 0.3%
AmeriCredit Automobile Receivables Trust,
Series 2018-01, Class C
3.500%	01/18/24	278	280,382
Series 2019-02, Class C
2.740%	04/18/25	913	931,553
Series 2020-02, Class C
1.480%	02/18/26	341	343,000
Series 2021-01, Class A2
0.280%	06/18/24	307	306,932
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-03A, Class A, 144A
2.360%	03/20/26	479	489,626
Series 2020-02A, Class A, 144A
2.020%	02/20/27	2,500	2,526,570
Series 2021-02A, Class C, 144A
2.350%	02/20/28	1,600	1,587,576
Carvana Auto Receivables Trust,
Series 2021-P03, Class C
1.930%	10/12/27	900	885,439
Chesapeake Funding II LLC (Canada),
Series 2021-01A, Class A1, 144A
0.470%	04/15/33	543	541,019
Credit Acceptance Auto Loan Trust,
Series 2021-02A, Class A, 144A
0.960%	02/15/30	629	625,234
Exeter Automobile Receivables Trust,
Series 2018-03A, Class D, 144A
4.350%	06/17/24	305	310,689
Series 2020-03A, Class C
1.320%	07/15/25	80	80,355
Series 2021-01A, Class A3
0.340%	03/15/24	828	827,769
Series 2021-01A, Class B
0.500%	02/18/25	805	804,033
Series 2021-03A, Class D
1.550%	06/15/27	3,300	3,244,837
First Investors Auto Owner Trust,
Series 2019-02A, Class A, 144A
2.210%	09/16/24	92	91,833
Flagship Credit Auto Trust,
Series 2020-04, Class A, 144A
0.530%	04/15/25	600	599,505

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2021-01, Class A, 144A
0.310%	06/16/25	915	$913,153
Ford Auto Securitization Trust (Canada),
Series 2021-AA, Class C, 144A
2.700%	04/15/29	CAD 1,700	1,335,205
Ford Credit Auto Owner Trust,
Series 2020-01, Class A, 144A
2.040%	08/15/31	500	509,006
Series 2020-02, Class B, 144A
1.490%	04/15/33	1,763	1,737,577
Series 2021-01, Class C, 144A
1.910%	10/17/33	411	408,623
Series 2021-02, Class C, 144A
2.110%	05/15/34	445	442,213
Ford Credit Floorplan Master Owner Trust A,
Series 2020-01, Class D
2.120%	09/15/25	329	332,293
GLS Auto Receivables Trust,
Series 2021-02A, Class A, 144A
0.310%	11/15/24	504	503,201
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	2,410	2,373,818
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	1,192	1,180,240
JPMorgan Chase Bank, NA,
Series 2021-01, Class D, 144A
1.174%	09/25/28	221	220,347
Series 2021-03, Class D, 144A
1.009%	02/26/29	600	595,255
Nissan Auto Lease Trust,
Series 2020-A, Class A4
1.880%	04/15/25	1,575	1,585,682
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class B, 144A
3.710%	04/14/25	980	981,877
Series 2019-01A, Class A, 144A
3.630%	09/14/27	2,363	2,493,179
Series 2021-01A, Class C, 144A
1.420%	07/14/28	330	322,033
Series 2021-01A, Class D, 144A
1.620%	11/14/30	500	486,889
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25	470	472,196
Series 2021-01, Class D
1.130%	11/16/26	1,920	1,908,573
Series 2021-02, Class D
1.350%	07/15/27	1,618	1,608,068
Westlake Automobile Receivables Trust,
Series 2020-03A, Class A2, 144A
0.560%	05/15/24	316	315,595
Series 2021-02A, Class A2A, 144A
0.320%	04/15/25	443	441,975
Series 2021-02A, Class B, 144A
0.620%	07/15/26	245	243,015

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Wheels SPV LLC,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.000%)
0.384%(c)	08/20/29		1,448	$1,448,642
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		1,100	1,081,250

				38,416,257

Collateralized Loan Obligations — 2.2%
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
1.522%(c)	04/20/32		3,441	3,444,632
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.228%(c)	10/25/33		1,480	1,480,059
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.224%(c)	07/15/31		1,064	1,063,678
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.347%(c)	10/20/34		5,000	5,001,906
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)
0.870%(c)	04/25/34	EUR	1,753	1,992,561
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
0.770%(c)	04/15/32	EUR	5,851	6,661,290
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2017-02A, Class BR2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.724%(c)	07/25/34		1,082	1,081,271
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	10/17/32		6,355	6,352,556
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.129%(c)	10/15/33		575	574,320
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.228%(c)	05/17/31		1,064	1,063,386
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.254%(c)	10/15/34		16,000	15,999,005
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.280%(c)	08/20/32		15,500	15,496,911

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.600%(c)	04/15/31	EUR	2,128	$2,413,890
Carlyle Euro CLO DAC (Ireland),
Series 2017-02A, Class A1R, 144A, 3 Month EURIBOR + 0.630% (Cap N/A, Floor 0.630%)
0.630%(c)	08/15/30	EUR	6,802	7,721,445
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
0.990%(c)	10/15/35	EUR	9,145	10,401,233
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	01/20/35		4,815	4,815,252
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	07/20/34		2,553	2,552,995
CIFC Funding Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.122%(c)	04/18/31		706	705,409
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
1.172%(c)	04/20/31		1,489	1,488,168
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.261%(c)	07/15/34		2,766	2,764,464
Crown Point CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.366%(c)	01/17/34		6,000	5,999,995
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
0.890%(c)	08/26/32	EUR	7,500	8,547,502
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
1.404%(c)	07/15/29		307	306,952
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.244%(c)	07/15/31		2,128	2,127,371
Series 2021-14A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.319%(c)	10/20/34		10,000	9,996,809
Elmwood CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
1.364%(c)	04/15/33		941	940,566
Fidelity Grand Harbour CLO DAC (Ireland),
Series 2021-01A, Class A, 144A, 3 Month EURIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.000%(c)	10/15/34	EUR	4,250	4,832,833
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.134%(c)	04/15/31		3,191	3,189,223

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.264%(c)	04/15/34		2,128	$2,128,353
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/20/31		1,702	1,701,462
Series 2020-03RA, Class A1R, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)
1.418%(c)	04/15/33		2,128	2,131,557
Henley CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)
0.900%(c)	04/25/34	EUR	1,064	1,209,634
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.140%(c)	02/05/31		276	276,044
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.264%(c)	10/19/28		945	944,592
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)
1.190%(c)	04/21/31		1,176	1,175,362
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
0.650%(c)	07/15/31	EUR	2,553	2,897,178
Jamestown CLO Ltd. (Cayman Islands),
Series 2018-06RA, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.274%(c)	04/25/30		506	505,899
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.332%(c)	10/20/34		9,000	9,001,677
KKR CLO Ltd. (Cayman Islands),
Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
2.266%(c)	10/17/31		1,895	1,894,999
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.292%(c)	10/20/34		16,250	16,241,839
Madison Park Euro Funding DAC (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.800%(c)	07/15/32	EUR	4,750	5,408,946
Madison Park Funding Ltd. (Cayman Islands),
Series 2012-10A, Class AR3, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
1.142%(c)	01/20/29		4,167	4,164,713
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.198%(c)	10/15/32		1,975	1,973,416
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.874%(c)	04/15/29		1,298	1,297,658

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
1.244%(c)	04/25/32	1,489	$1,487,945
Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.385%(c)	01/18/34	8,500	8,500,000
Magnetite Ltd. (Cayman Islands),
Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.922%(c)	01/18/28	776	775,167
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.327%(c)	10/15/34	15,750	15,740,558
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.139%(c)	10/12/30	1,702	1,701,957
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
1.244%(c)	07/15/31	2,128	2,126,354
Series 2015-10A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.472%(c)	10/13/27	230	229,108
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.374%(c)	10/15/34	1,500	1,500,002
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.238%(c)	04/22/30	15,500	15,499,411
Ocean Trails CLO (Cayman Islands),
Series 2020-09A, Class A1R, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 1.220%)
1.344%(c)	10/15/34	4,000	4,000,004
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.205%(c)	04/26/31	3,214	3,213,119
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
1.202%(c)	04/17/31	5,240	5,227,229
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
1.132%(c)	07/17/29	1,928	1,928,425
Series 2014-09A, Class A1A3, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.232%(c)	10/20/31	7,500	7,497,569
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
1.382%(c)	10/30/30	2,409	2,410,461
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.144%(c)	04/15/31	990	990,027

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.252%(c)	01/17/31		851	$851,047
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.222%(c)	07/16/31		1,277	1,277,028
Parallel Ltd. (Cayman Islands),
Series 2020-01A, Class A2R, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.982%(c)	07/20/34		588	587,997
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.304%(c)	10/15/34		6,000	5,996,509
PPM CLO Ltd. (United Kingdom),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.274%(c)	07/15/31		2,128	2,127,996
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
1.292%(c)	10/20/31		3,191	3,190,014
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.307%(c)	10/20/34		6,000	6,000,486
Signal Peak CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.234%(c)	04/25/31		3,191	3,190,134
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
1.195%(c)	01/26/31		851	850,779
Series 2013-02RA, Class A1, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.074%(c)	04/15/29		741	740,445
St. Pauls CLO (Netherlands),
Series 11A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.850%(c)	01/17/32	EUR	7,500	8,500,898
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
0.830%(c)	04/25/30	EUR	740	841,065
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
0.710%(c)	02/20/30	EUR	4,252	4,836,317
Symphony CLO Ltd. (Cayman Islands),
Series 2018-19A, Class A, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.960%)
1.082%(c)	04/16/31		288	287,842
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.312%(c)	10/29/34		4,530	4,529,997

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
1.305%(c)	07/25/34		2,128	$2,129,017
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
1.362%(c)	01/17/30		1,422	1,422,375
Trimaran Cavu Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.334%(c)	04/23/32		2,547	2,546,994
Venture CLO Ltd. (Cayman Islands),
Series 2020-39A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.404%(c)	04/15/33		629	629,315
Voya CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
1.193%(c)	10/17/32		7,000	6,993,378
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.272%(c)	01/17/31		1,181	1,181,058
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.222%(c)	07/17/31		1,859	1,857,150
Series 2019-XA, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
1.302%(c)	07/20/32		2,705	2,706,387
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.254%(c)	07/24/32		16,000	15,994,016
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
1.334%(c)	10/15/34		2,995	2,995,003
Zais CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.074%(c)	04/15/29		2,529	2,527,018

				339,586,612

Consumer Loans — 0.1%
Affirm Asset Securitization Trust,
Series 2021-Z01, Class A, 144A
1.070%	08/15/25		659	657,459
Series 2021-Z02, Class A, 144A
1.170%	11/16/26		1,020	1,015,900
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34		177	175,896
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	160	126,518
Lendmark Funding Trust,
Series 2019-01A, Class A, 144A
3.000%	12/20/27		1,148	1,159,091

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Series 2019-02A, Class A, 144A
2.780%	04/20/28		2,450	$2,484,210
Series 2021-01A, Class A, 144A
1.900%	11/20/31		1,405	1,389,535
Series 2021-02A, Class C, 144A
3.090%	04/20/32		800	799,726
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		210	212,498
Marlette Funding Trust,
Series 2019-04A, Class A, 144A
2.390%	12/17/29		31	30,947
Series 2021-01A, Class A, 144A
0.600%	06/16/31		119	119,094
Series 2021-03A, Class A, 144A
0.650%	12/15/31		529	527,299
OneMain Financial Issuance Trust,
Series 2019-01A, Class A, 144A
3.480%	02/14/31		466	466,472
Series 2020-02A, Class A, 144A
1.750%	09/14/35		1,505	1,495,155
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		829	837,487
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		354	353,198
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
2.952%(c)	02/25/23		310	310,782
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.752%(c)	08/25/25		381	381,409
SoFi Consumer Loan Program Trust,
Series 2019-04, Class A, 144A
2.450%	08/25/28		25	25,205
Series 2020-01, Class A, 144A
2.020%	01/25/29		113	113,100
Series 2021-01, Class B, 144A
1.300%	09/25/30		500	494,579
Series 2021-01, Class C, 144A
1.610%	09/25/30		800	789,217
Series 2021-01, Class D, 144A
2.040%	09/25/30		800	789,440
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31		1,015	1,005,090

				15,759,307

Credit Cards — 0.0%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30		613	702,692
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)
1.016%(c)	03/15/29	GBP	594	806,210

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Credit Cards (cont’d.)
Series 2021-01A, Class A2, 144A, SOFR + 1.100% (Cap N/A, Floor 0.000%)
1.150%(c)	03/15/29		554	$556,070
Series 2021-03A, Class A2, 144A, SOFR + 1.000% (Cap N/A, Floor 0.000%)
1.050%(c)	11/15/29		2,600	2,600,000
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)
1.450%(c)	11/15/28	GBP	1,074	1,470,147

				6,135,119

Equipment — 0.0%
MMAF Equipment Finance LLC,
Series 2019-B, Class A5, 144A
2.290%	11/12/41		1,467	1,504,271

Home Equity Loans — 0.0%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
0.742%(c)	05/25/34		157	154,728
Asset-Backed Funding Certificates Trust,
Series 2004-OPT02, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.825%)
0.927%(c)	08/25/33		6	6,309
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
1.602%(c)	03/25/43		84	83,589
EquiFirst Mortgage Loan Trust,
Series 2004-01, Class 1A1, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)
0.582%(c)	01/25/34		206	199,129
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
0.802%(c)	09/25/34		148	143,617
Series 2004-WMC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.002%(c)	04/25/34		111	109,357
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.122%(c)	10/25/33		17	16,534
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2003-NC01, Class M1, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.575%)
1.677%(c)	11/25/32		13	13,255
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)
0.742%(c)	08/25/33		138	136,097

				862,615

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Manufactured Housing — 0.0%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58		743	$751,444

Other — 0.0%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
2.442%(c)	04/25/23		100	99,845
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
2.892%(c)	06/25/24		3,276	3,266,116

				3,365,961

Residential Mortgage-Backed Securities — 0.0%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.702%(c)	02/25/34		37	36,614
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
0.872%(c)	10/25/34		109	108,127
Countrywide Asset-Backed Certificates,
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.152%(c)	11/25/34		79	78,747
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB04, Class A6
4.031%(cc)	05/25/35		4	4,086
European Residential Loan Securitisation (Ireland),
Series 2021-NPLA, Class A1, 144A
0.000%(cc)	11/25/60	EUR	1,300	1,459,505
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59		251	251,232
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59		494	494,005
Merrill Lynch Mortgage Investors Trust,
Series 2003-WMC03, Class M3, 1 Month LIBOR + 2.475% (Cap N/A, Floor 2.475%)
2.577%(c)	06/25/34		52	51,948
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)
1.947%(c)	01/25/35		119	121,456
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%
1.432%(c)	09/27/75	EUR	1,981	2,222,914
Structured Asset Investment Loan Trust,
Series 2004-07, Class A7, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
0.942%(c)	08/25/34		8	7,887
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)
1.042%(c)	09/25/34		329	327,667

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Towd Point Mortgage Trust,
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.102%(c)	10/25/59	267	$268,642

			5,432,830

Student Loans — 0.1%
Laurel Road Prime Student Loan Trust,
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48	224	225,302
Navient Private Education Refi Loan Trust,
Series 2020-GA, Class A, 144A
1.170%	09/16/69	184	183,239
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
0.000%(cc)	12/15/45	1,125	1,157,049
Series 2019-D, Class 1PT, 144A
2.966%(cc)	01/16/46	1,794	1,841,169
Series 2019-F, Class PT1, 144A
3.932%(cc)	02/15/45	1,605	1,629,575
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	893	903,711
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	1,519	1,546,450

			7,486,495

TOTAL ASSET-BACKED SECURITIES (cost $421,442,500)			419,300,911

BANK LOANS — 0.0%
Airlines — 0.0%
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	04/21/28	509	509,213

Chemicals — 0.0%
Alpha BV (United Kingdom),
Initial Dollar Term Loan, 1 Month LIBOR + 2.500%
3.000%(c)	03/18/28	392	390,607

Computers — 0.0%
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
3.852%(c)	09/30/24	1,057	1,057,390
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
4.500%(c)	02/01/28	800	800,000

			1,857,390

Pharmaceuticals — 0.0%
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 - 3 Month LIBOR + 2.500%
3.500%(c)	03/01/24	2,651	2,648,501

TOTAL BANK LOANS (cost $5,408,347)			5,405,711

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.4%
20 Times Square Trust,
Series 2018-20TS, Class D, 144A
3.100%(cc)	05/15/35	1,000	$972,260
Series 2018-20TS, Class E, 144A
3.100%(cc)	05/15/35	1,350	1,299,695
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF03, Class A5, 144A
2.575%	10/15/54	4,600	4,730,625
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60	376	397,431
Series 2018-BN13, Class A4
3.953%	08/15/61	2,387	2,624,420
Series 2019-BN20, Class A2
2.758%	09/15/62	3,587	3,703,038
Series 2019-BN24, Class A3
2.960%	11/15/62	599	634,303
Series 2021-BN34, Class A5
2.438%	06/15/63	729	743,153
Series 2021-BN36, Class A4
2.218%	09/15/64	7,000	7,012,476
Barclays Commercial Mortgage Securities Trust,
Series 2018-TALL, Class A, 144A, 1 Month LIBOR + 0.722% (Cap N/A, Floor 0.722%)
0.832%(c)	03/15/37	600	593,249
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	3,019	3,093,575
Series 2021-C11, Class A4
2.043%	09/15/54	7,850	7,744,845
Benchmark Mortgage Trust,
Series 2019-B13, Class A3
2.701%	08/15/57	1,455	1,499,252
Series 2021-B29, Class A4
2.138%	09/15/54	7,400	7,349,251
BPR Trust,
Series 2021-TY, Class B, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.260%(c)	09/15/38	3,550	3,541,097
Series 2021-TY, Class C, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.810%(c)	09/15/38	850	847,869
Series 2021-TY, Class D, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
2.460%(c)	09/15/38	2,485	2,477,270
BX Commercial Mortgage Trust,
Series 2018-IND, Class G, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.160%(c)	11/15/35	2,305	2,299,313
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.410%(c)	10/15/36	125	123,934
Series 2021-CIP, Class E, 144A, 1 Month LIBOR + 2.820% (Cap N/A, Floor 2.820%)
2.920%(c)	12/15/28	5,000	4,998,489
Series 2021-VOLT, Class XCP, IO, 144A
2.106%(cc)	09/15/36	88,270	1,314,782

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52	5,936	$6,068,858
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	1,905	1,995,225
Series 2019-CD08, Class A3
2.657%	08/15/57	5,269	5,346,755
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	3,790	3,918,015
Series 2016-C07, Class A2
3.585%	12/10/54	2,770	2,933,485
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class A4
4.131%	11/10/46	1,431	1,498,220
Series 2015-GC31, Class A3
3.497%	06/10/48	4,324	4,572,907
Series 2015-GC31, Class A4
3.762%	06/10/48	1,265	1,349,072
Series 2017-C04, Class A3
3.209%	10/12/50	2,103	2,202,046
Series 2018-C06, Class A4
4.412%	11/10/51	1,210	1,382,823
Series 2019-GC41, Class A4
2.620%	08/10/56	2,128	2,198,480
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	1,406	1,469,372
Series 2014-CR20, Class A3
3.326%	11/10/47	4,150	4,270,712
Series 2014-UBS04, Class A3
3.430%	08/10/47	883	902,982
Series 2014-UBS06, Class A4
3.378%	12/10/47	1,682	1,749,152
Series 2015-DC01, Class A4
3.078%	02/10/48	4,040	4,113,972
Series 2015-LC21, Class A3
3.445%	07/10/48	4,006	4,161,655
Series 2015-LC23, Class A3
3.521%	10/10/48	2,857	2,998,950
Series 2016-COR01, Class A3
2.826%	10/10/49	2,546	2,612,617
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.260%(c)	05/15/36	412	411,599
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	9,187	9,664,723
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57	4,562	4,712,562
Series 2017-CX10, Class A4
3.191%	11/15/50	1,636	1,707,147
Series 2018-CX12, Class A3
3.959%	08/15/51	1,459	1,594,127

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-C17, Class A4
2.763%	09/15/52		462	$479,547
Deco DAC (Ireland),
Series 2019-RAM, Class A, 3 Month GBP LIBOR + 1.900% (Cap N/A, Floor 1.900%)
2.009%(c)	08/07/30	GBP	1,147	1,523,838
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49		2,387	2,462,717
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41		623	651,298
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.333%(cc)	05/25/22		8,056	15,572
Series K021, Class X1, IO
1.376%(cc)	06/25/22		4,603	3,601
Series K024, Class X1, IO
0.773%(cc)	09/25/22		7,462	31,209
Series K025, Class X1, IO
0.778%(cc)	10/25/22		6,125	30,079
Series K040, Class X1, IO
0.705%(cc)	09/25/24		525	8,451
Series K052, Class X1, IO
0.644%(cc)	11/25/25		26,354	579,926
Series K055, Class X1, IO
1.354%(cc)	03/25/26		5,652	278,351
Series K097, Class X1, IO
1.089%(cc)	07/25/29		10,619	780,225
Series K098, Class X1, IO
1.143%(cc)	08/25/29		2,202	169,769
Series K115, Class X1, IO
1.327%(cc)	06/25/30		12,687	1,239,906
Series K131, Class X1, IO
0.729%(cc)	07/25/31		53,087	3,293,815
Series K736, Class X1, IO
1.311%(cc)	07/25/26		741	35,951
Series K741, Class X1, IO
0.572%(cc)	12/25/27		691	21,399
Series Q001, Class XA, IO
2.141%(cc)	02/25/32		2,414	244,500
Series W5FX, Class AFX
3.214%(cc)	04/25/28		200	217,536
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class D, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
2.210%(c)	10/15/36		260	259,567
Series 2021-IP, Class E, 144A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
3.660%(c)	10/15/36		420	419,333
GS Mortgage Securities Trust,
Series 2014-GC26, Class A4
3.364%	11/10/47		1,398	1,450,754
Series 2019-GC42, Class A3
2.749%	09/01/52		4,720	4,855,080
Series 2020-GC45, Class A4
2.658%	02/13/53		1,695	1,740,784

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47		635	$658,183
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class D, 144A
4.613%(cc)	07/05/31		1,750	1,797,770
Series 2021-NYAH, Class G, 144A, 1 Month LIBOR + 2.640% (Cap N/A, Floor 2.640%)
2.750%(c)	06/15/38		800	794,477
Series 2021-NYAH, Class H, 144A, 1 Month LIBOR + 3.390% (Cap N/A, Floor 3.390%)
3.500%(c)	06/15/38		550	547,299
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C07, Class A3
2.655%	02/15/46		752	755,141
Series 2013-C08, Class A3
2.863%	12/15/48		790	795,075
Series 2013-C09, Class A3
2.834%	05/15/46		2,217	2,241,735
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A4
3.809%	12/15/48		2,400	2,568,667
Series 2016-UB12, Class A4
3.596%	12/15/49		1,014	1,088,238
Series 2019-H07, Class A3
3.005%	07/15/52		1,151	1,207,197
Series 2021-L05, Class A3
2.438%	05/15/54		3,270	3,306,119
Series 2021-L05, Class A4
2.728%	05/15/54		494	512,256
Series 2021-L07, Class A4
2.322%	10/15/54		4,300	4,307,552
OPG Trust,
Series 2021-PORT, Class F, 144A, 1 Month LIBOR + 1.948% (Cap N/A, Floor 1.948%)
2.058%(c)	10/15/36		8,600	8,464,343
Taurus UK DAC (Ireland),
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	08/17/31	GBP	6,231	8,410,782
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A4
4.030%	08/15/51		2,412	2,654,158
Series 2019-C16, Class A3
3.344%	04/15/52		2,128	2,271,978
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3
2.920%	03/10/46		518	522,584
Series 2013-C06, Class A3
2.971%	04/10/46		2,434	2,464,096
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		612	624,888
Series 2015-LC20, Class A4
2.925%	04/15/50		4,040	4,153,713
Series 2017-C38, Class A4
3.190%	07/15/50		2,066	2,198,102

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C41, Class A3
3.210%	11/15/50		3,141	$3,273,137
Series 2019-C49, Class A3
3.749%	03/15/52		2,820	3,042,611
Series 2019-C52, Class A4
2.643%	08/15/52		1,386	1,431,078
Series 2021-C59, Class A5
2.626%	04/15/54		447	461,217

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $216,329,445)				213,181,387

CORPORATE BONDS — 5.4%
Aerospace & Defense — 0.1%
Airbus SE (France),
Sr. Unsec’d. Notes, EMTN
2.375%	04/07/32	EUR	337	436,111
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26		546	545,914
3.625%	02/01/31		8,940	9,538,641
3.825%	03/01/59		410	410,949
5.150%	05/01/30		47	54,838
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.125%	06/15/26		125	129,801
7.500%	03/15/25		1,090	1,109,862
7.875%	04/15/27(a)		3,395	3,520,583
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25		165	170,729
5.400%	02/01/27		230	239,748
Embraer Overseas Ltd. (Brazil),
Gtd. Notes
5.696%	09/16/23		5	5,225
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
5.150%	05/01/40		148	191,556
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/32		205	204,922
4.125%	11/16/28		270	302,148
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31		2,325	2,362,966

				19,223,993

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
3.125%	06/15/31	EUR	815	1,030,779
3.400%	02/04/41		2,070	1,908,644
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27		1,540	1,616,532

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.950%	06/15/25		1,308	$1,393,104
Gtd. Notes, EMTN
1.250%	03/13/27	EUR	975	1,128,923
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
7.000%	08/04/41		110	145,355
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		2,235	2,174,135

				9,397,472

Airlines — 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26		70	72,850
5.750%	04/20/29		85	90,900
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		66	68,546
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		5,685	6,506,955
United Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25		270	280,379
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30		233	236,857
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		1,390	1,450,323
4.625%	04/15/29		335	347,448

				9,054,258

Apparel — 0.0%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26		20	21,427
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A
3.500%	03/01/31		185	188,647
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27		1,810	1,870,572

				2,080,646

Auto Manufacturers — 0.2%
American Honda Finance Corp.,
Sr. Unsec’d. Notes
0.750%	11/25/26	GBP	500	653,610
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32		750	767,815
4.750%	01/15/43		332	366,924

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.339%	03/28/22		300	$300,830
3.350%	11/01/22		1,420	1,439,342
4.000%	11/13/30		363	390,357
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		429	455,742
6.250%	10/02/43		5,465	7,474,863
General Motors Financial Co., Inc.,
Gtd. Notes
3.150%	06/30/22		1,125	1,136,683
4.300%	07/13/25		235	253,334
Sr. Unsec’d. Notes
2.350%	01/08/31		303	294,247
2.900%	02/26/25		70	72,495
5.650%	01/17/29		85	100,905
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
4.810%	09/17/30		650	727,388
RCI Banque SA (France),
Sr. Unsec’d. Notes, EMTN
2.000%	07/11/24	EUR	1,194	1,413,884
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31		1,685	1,659,762
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN
1.250%	06/10/24	EUR	600	702,840
Volkswagen International Finance NV (Germany),
Gtd. Notes
3.875%(ff)	06/17/29(oo)	EUR	800	990,011
Gtd. Notes, Series 10Y
1.875%	03/30/27	EUR	400	488,388
Volkswagen Leasing GmbH (Germany),
Gtd. Notes, EMTN
1.500%	06/19/26	EUR	723	861,816
Volvo Car AB (Sweden),
Gtd. Notes, EMTN
2.500%	10/07/27	EUR	3,790	4,649,650

				25,200,886

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Gtd. Notes
5.000%	10/01/29(a)		1,200	1,177,850
BorgWarner, Inc.,
Sr. Unsec’d. Notes
1.000%	05/19/31	EUR	247	276,628
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26(a)		1,205	993,375
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		100	102,624

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Parts & Equipment (cont’d.)
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30(a)		380	$387,076
4.500%	02/15/32		350	352,145
5.625%	06/15/28		575	610,925

				3,900,623

Banks — 1.2%
ABN AMRO Bank NV (Netherlands),
Covered Bonds, EMTN
0.400%	09/17/41	EUR	500	550,135
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.800%	10/27/30	CNH	11,500	1,877,516
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.849%	03/25/26		400	397,739
Bangkok Bank PCL (Thailand),
Sr. Unsec’d. Notes, 144A, MTN
4.050%	03/19/24		232	245,396
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(oo)		980	1,021,151
Jr. Sub. Notes, Series MM
4.300%(ff)	01/28/25(oo)		5,590	5,668,975
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		595	597,878
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		615	589,706
2.496%(ff)	02/13/31		1,250	1,254,528
2.884%(ff)	10/22/30		388	400,449
3.194%(ff)	07/23/30		1,358	1,432,018
3.824%(ff)	01/20/28		725	785,647
3.970%(ff)	03/05/29		2,105	2,304,893
4.078%(ff)	04/23/40		4,440	5,092,681
4.271%(ff)	07/23/29		785	875,105
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32		9,085	9,201,320
Sub. Notes
2.482%(ff)	09/21/36		175	169,376
Sub. Notes, MTN
4.000%	01/22/25		845	903,616
4.450%	03/03/26		575	633,611
Sub. Notes, Series L, MTN
3.950%	04/21/25		770	823,305
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
0.577%(ff)	08/09/29	EUR	200	222,357
1.106%(ff)	05/12/32	EUR	125	141,165
2.667%(ff)	03/10/32(a)		499	494,968
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		495	566,413
BNP Paribas SA (France),
Sr. Unsec’d. Notes
1.875%	12/14/27	GBP	100	135,527
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27		495	481,621

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
1.904%(ff)	09/30/28		350	$342,257
2.159%(ff)	09/15/29		2,260	2,213,889
2.219%(ff)	06/09/26		585	590,994
2.871%(ff)	04/19/32		415	420,439
Sr. Unsec’d. Notes, 144A, MTN
2.950%	05/23/22		810	817,587
Sr. Unsec’d. Notes, EMTN
2.125%(ff)	01/23/27	EUR	1,000	1,214,089
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26		855	842,994
2.045%(ff)	10/19/27		570	565,131
CaixaBank SA (Spain),
Covered Bonds
1.000%	09/25/25	EUR	200	236,239
1.125%	08/05/22	EUR	300	344,805
China Development Bank (China),
Sr. Unsec’d. Notes, EMTN
3.230%	11/27/25	CNH	1,200	190,682
Unsec’d. Notes
4.200%	01/19/27	CNH	1,000	165,161
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)		425	425,402
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		115	116,935
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)		440	442,900
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32		290	291,654
2.572%(ff)	06/03/31		1,960	1,976,199
2.666%(ff)	01/29/31		3,995	4,056,413
3.668%(ff)	07/24/28		180	194,142
3.700%	01/12/26		175	189,195
3.887%(ff)	01/10/28		140	151,802
3.980%(ff)	03/20/30		86	94,868
4.075%(ff)	04/23/29		12,678	13,979,022
Sub. Notes
4.400%	06/10/25		845	920,763
4.600%	03/09/26		95	104,898
Cooperatieve Rabobank UA (Netherlands),
Covered Bonds, EMTN
0.010%	07/02/30	EUR	500	560,287
Sr. Unsec’d. Notes, GMTN
3.500%	12/14/26	AUD	300	217,658
Credit Agricole SA (France),
Sr. Unsec’d. Notes, EMTN
0.375%	04/20/28	EUR	700	784,839
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
3.800%	06/09/23		500	518,263
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27		1,170	1,130,896
2.193%(ff)	06/05/26		540	543,366
Sr. Unsec’d. Notes, EMTN
2.250%(ff)	06/09/28	GBP	162	219,375

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, EMTN
2.250%(ff)	01/14/28	GBP	753	$1,024,366
Sub. Notes, EMTN
2.500%(ff)	06/21/29	EUR	1,140	1,358,380
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, SOFR + 1.219%
1.269%(c)	11/16/27		1,705	1,703,334
Sr. Unsec’d. Notes
2.311%(ff)	11/16/27		1,295	1,294,734
Sr. Unsec’d. Notes, EMTN
0.750%(ff)	02/17/27	EUR	1,000	1,136,922
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		245	246,113
Sub. Notes, EMTN
3.662%	04/10/25	CNH	1,000	154,633
Discover Bank,
Sr. Unsec’d. Notes
3.350%	02/06/23		525	537,652
Emirates NBD Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
3.050%	02/26/30	AUD	660	474,392
Sr. Unsec’d. Notes, MTN
4.750%	02/09/28	AUD	400	317,832
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.400%	08/18/25	CNH	1,000	157,609
3.500%	07/02/25	CNH	1,000	158,160
First Horizon Corp.,
Sr. Unsec’d. Notes
3.550%	05/26/23		610	628,748
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series O
5.300%(ff)	11/10/26(oo)		95	103,183
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(oo)		400	405,631
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27		650	637,189
1.948%(ff)	10/21/27		155	154,485
1.992%(ff)	01/27/32		230	220,136
2.383%(ff)	07/21/32		350	344,649
2.615%(ff)	04/22/32		1,165	1,170,921
2.650%(ff)	10/21/32		310	312,055
3.210%(ff)	04/22/42		254	262,968
3.375%	03/27/25	EUR	1,000	1,254,599
3.500%	11/16/26		415	442,566
3.750%	02/25/26		115	123,736
3.800%	03/15/30		250	274,951
3.814%(ff)	04/23/29		5,615	6,111,441
3.850%	01/26/27		345	371,447
4.017%(ff)	10/31/38		3,650	4,174,285
4.223%(ff)	05/01/29		312	346,709
Sr. Unsec’d. Notes, EMTN
1.500%	12/07/27	GBP	425	563,004
Sub. Notes
6.750%	10/01/37		145	205,599

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.750%(ff)	07/24/27	GBP	386	$515,824
2.206%(ff)	08/17/29		265	259,943
3.000%(ff)	07/22/28	GBP	975	1,379,068
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
0.250%(ff)	02/18/29	EUR	600	664,742
0.250%(ff)	02/01/30	EUR	300	329,451
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)		545	562,391
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		4,765	4,870,691
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.599%(c)	04/30/22(oo)		2,747	2,754,233
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
3.932%(c)	02/01/22(oo)		715	715,982
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26	GBP	650	862,067
2.069%(ff)	06/01/29		3,060	3,034,467
2.525%(ff)	11/19/41		10,500	9,993,823
2.545%(ff)	11/08/32		900	906,097
2.580%(ff)	04/22/32		482	488,006
3.200%	06/15/26		535	568,044
3.509%(ff)	01/23/29		120	128,692
3.702%(ff)	05/06/30		713	777,734
3.782%(ff)	02/01/28		455	492,924
3.964%(ff)	11/15/48		330	386,347
4.005%(ff)	04/23/29		2,145	2,369,795
4.452%(ff)	12/05/29		282	320,031
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	788	919,430
Gov’t. Gtd. Notes, EMTN
0.875%	07/04/39	EUR	882	1,080,125
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27		540	583,797
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	400	472,679
Morgan Stanley,
Sr. Unsec’d. Notes
0.406%(ff)	10/29/27	EUR	650	735,320
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32		20	19,595
2.699%(ff)	01/22/31		13,150	13,470,156
3.772%(ff)	01/24/29		325	353,874
3.875%	01/27/26		100	108,413
4.431%(ff)	01/23/30		2,476	2,819,489
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32		685	684,336
3.125%	07/27/26		735	779,197
3.591%(ff)	07/22/28		185	199,559
3.622%(ff)	04/01/31		795	867,226

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
2.484%(ff)	09/16/36		450	$433,158
Sub. Notes, GMTN
4.350%	09/08/26		630	697,803
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25		305	323,016
Sub. Notes
3.622%(ff)	08/14/30	GBP	675	951,106
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN
3.800%	06/17/25	CNH	1,000	158,553
Gtd. Notes, MTN
4.900%	02/01/28	AUD	300	240,908
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24		1,170	1,231,739
Sub. Notes, EMTN
1.000%(ff)	11/24/30	EUR	1,000	1,137,234
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.696%	07/16/24		1,350	1,394,971
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)		3,310	3,320,723
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes
0.625%	02/24/33	EUR	200	220,742
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		655	662,802
3.126%(ff)	08/13/30		695	727,659
Sr. Unsec’d. Notes, EMTN
0.250%(ff)	11/05/28	EUR	782	874,755
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26		1,170	1,171,278
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
2.000%	04/27/26	EUR	460	558,015
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28		4,005	4,071,406
4.478%(ff)	04/04/31		8,210	9,519,547

				181,571,632

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		455	549,611
4.900%	02/01/46		3,505	4,439,690
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.600%	06/01/60		100	124,756
5.450%	01/23/39		405	531,084
Central American Bottling Corp. (Guatemala),
Gtd. Notes, 144A
5.750%	01/31/27		11	11,343

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.250%	08/01/31		270	$263,907

				5,920,391

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.150%	02/21/40		6	6,140
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40		85	81,494
Royalty Pharma PLC,
Gtd. Notes
2.200%	09/02/30		212	205,310
3.300%	09/02/40		35	34,894

				327,838

Building Materials — 0.1%
Carrier Global Corp.,
Sr. Unsec’d. Notes
3.377%	04/05/40		223	232,606
3.577%	04/05/50		112	119,144
CRH Funding BV (Ireland),
Gtd. Notes, EMTN
1.875%	01/09/24	EUR	1,041	1,226,522
Danfoss Finance I BV (Denmark),
Gtd. Notes, EMTN
0.375%	10/28/28	EUR	312	349,379
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28		1,005	1,045,351
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31		223	221,532
3.200%	07/15/51		123	124,580
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		275	272,725
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29		450	492,563
4.300%	07/15/47		1,930	2,217,822
4.400%	01/30/48		435	509,744
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		1,810	1,931,985
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		1,050	1,072,385
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29		45	47,116
6.500%	03/15/27		259	269,186

				10,132,640

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals — 0.1%
Ashland Services BV,
Gtd. Notes
2.000%	01/30/28	EUR	1,500	$1,737,710
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
4.500%	01/31/30		225	239,630
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		180	216,633
5.150%	03/15/34		3,550	4,300,060
5.375%	03/15/44		430	542,767
Equate Petrochemical BV (Kuwait),
Gtd. Notes, 144A, MTN
4.250%	11/03/26		280	304,830
Huntsman International LLC,
Sr. Unsec’d. Notes
4.500%	05/01/29		1,622	1,801,349
INEOS Quattro Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
2.500%	01/15/26	EUR	240	271,617
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43		580	744,726
LYB International Finance III LLC,
Gtd. Notes
3.375%	10/01/40		2,572	2,676,930
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		160	165,917
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
5.625%	04/25/24		207	221,566
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
1.875%	05/11/26		349	343,312
2.875%	05/11/31		331	325,717
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22		520	526,033
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		1,313	1,367,341
SPCM SA (France),
Sr. Unsec’d. Notes, 144A
2.000%	02/01/26	EUR	222	253,879
Valvoline, Inc.,
Gtd. Notes, 144A
4.250%	02/15/30		25	25,510
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		70	68,195
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A
3.148%	06/04/30		685	708,539

				16,842,261

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services — 0.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)		845	$821,657
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		965	947,315
Amadeus IT Group SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.875%	09/24/28	EUR	700	845,979
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119		40	46,817
4.700%	11/01/2111		55	80,535
Cleveland Clinic Foundation (The),
Unsec’d. Notes
4.858%	01/01/2114		105	156,058
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	300	362,034
4.250%	09/25/30	GBP	300	454,275
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48		415	511,218
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31		300	296,002
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26		2,368	2,513,245
7.000%	10/15/37		185	272,932
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118		50	71,497
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		200	205,692
Johns Hopkins University,
Sr. Unsec’d. Notes, Series A
2.813%	01/01/60		210	213,751
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48		190	229,876
Loxam SAS (France),
Sr. Sub. Notes
4.500%	04/15/27	EUR	100	113,713
5.750%	07/15/27	EUR	170	199,625
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		475	595,451
4.678%	07/01/2114		80	119,522
Nexi SpA (Italy),
Sr. Unsec’d. Notes
2.125%	04/30/29	EUR	2,630	2,939,274
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		206	205,529

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
President & Fellows of Harvard College,
Unsec’d. Notes
2.517%	10/15/50		55	$55,447
3.150%	07/15/46		260	295,361
3.300%	07/15/56		30	34,509
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes
3.610%	02/15/2119		25	29,155
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32(a)		1,035	1,043,190
3.875%	02/15/31		175	177,719
4.875%	01/15/28		600	630,458
5.250%	01/15/30		1,810	1,959,523
University of Chicago (The),
Unsec’d. Notes, Series 20B
2.761%	04/01/45		20	20,217
University of Southern California,
Sr. Unsec’d. Notes, Series A
3.226%	10/01/2120		20	20,481
Unsec’d. Notes, Series 2017
3.841%	10/01/47		245	288,251
Yale University,
Unsec’d. Notes, Series 2020
1.482%	04/15/30		150	146,370

				16,902,678

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
2.800%	02/08/61		243	240,190

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		1,565	1,556,554

Diversified Financial Services — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26		240	241,802
3.000%	10/29/28		185	187,774
American Express Co.,
Jr. Sub. Notes
3.550%(ff)	09/15/26(oo)		185	185,510
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24		450	481,091
CDP Financial, Inc. (Canada),
Gtd. Notes
5.600%	11/25/39		500	710,149
CPPIB Capital, Inc. (Canada),
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	2,255	2,590,141
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		440	465,921

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
0.700%	06/15/23		1,770	$1,768,499
3.000%	06/15/50		147	148,538
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		90	124,802
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes
2.625%	10/15/31		3,170	3,130,135
Nasdaq, Inc.,
Sr. Unsec’d. Notes
3.250%	04/28/50		182	185,292
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
6.000%	01/15/27		2,000	2,081,727
OneMain Finance Corp.,
Gtd. Notes
7.125%	03/15/26		2,145	2,453,619
8.250%	10/01/23		724	800,577
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes
0.500%	05/06/25	EUR	2,251	2,609,754
Gtd. Notes, 144A
1.250%	09/27/30		1,698	1,616,771
2.000%	04/16/31		2,489	2,501,686
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	2,419	2,725,329
0.900%	05/20/41	EUR	722	814,153
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29		484	464,785
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.750%	06/18/24		230	238,812
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	1,450	1,643,428
PSP Capital, Inc. (Canada),
Gtd. Notes, 144A
1.625%	10/26/28		2,200	2,193,334
Societe Generale SFH SA (France),
Covered Bonds
0.750%	01/29/27	EUR	600	709,148

				31,072,777

Electric — 0.3%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.800%	10/01/47		420	450,491
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	09/01/44		205	262,482
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	900	1,006,413

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Cadent Finance PLC (United Kingdom),
Gtd. Notes, EMTN
0.625%	03/19/30	EUR	815	$911,204
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		155	149,506
4.500%	02/15/28		1,095	1,135,908
5.250%	06/01/26		146	149,789
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		35	34,699
5.000%	02/01/31		460	464,468
5.125%	03/15/28		2,231	2,266,954
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
3.950%	03/01/48		155	184,542
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
3.348%	02/09/31(a)		710	696,406
Sr. Unsec’d. Notes
5.000%	09/29/36		711	750,513
Commonwealth Edison Co.,
First Mortgage
4.000%	03/01/48		205	241,331
6.450%	01/15/38		190	276,384
Consumers Energy Co.,
First Mortgage
4.050%	05/15/48		330	395,503
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		499	558,187
Sr. Unsec’d. Notes, Series C
2.250%	08/15/31		175	171,420
3.375%	04/01/30		182	193,855
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24		805	829,860
Duke Energy Corp.,
Jr. Sub. Notes
3.250%(ff)	01/15/82		2,110	2,059,549
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46		185	207,156
E.ON SE (Germany),
Sr. Unsec’d. Notes, EMTN
1.625%	05/22/29	EUR	165	203,550
Enel Finance International NV (Italy),
Gtd. Notes, EMTN
0.375%	05/28/29	EUR	200	223,364
0.500%	06/17/30	EUR	975	1,088,106
Engie SA (France),
Jr. Sub. Notes
3.250%(ff)	11/28/24(oo)	EUR	700	856,081
Entergy Louisiana LLC,
Collateral Trust Bond
4.000%	03/15/33		125	142,923

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		700	$754,891
Sr. Unsec’d. Notes, 144A
7.125%	02/11/25		259	267,727
Evergy Metro, Inc.,
Mortgage
4.200%	03/15/48		245	293,108
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46		265	319,807
5.100%	06/15/45		171	221,428
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		55	69,100
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series HE
8.625%	06/15/29		215	309,654
Iberdrola International BV (Spain),
Gtd. Notes, Series NC5
1.874%(ff)	01/28/26(oo)	EUR	700	811,756
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30		320	318,354
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes
6.875%	06/21/23		365	394,315
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		508	558,196
Sr. Sec’d. Notes, EMTN
7.750%	12/15/27		500	637,146
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.807%	10/06/50		141	130,450
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.750%	11/01/29		158	162,949
Northern States Power Co.,
First Mortgage
3.600%	09/15/47		405	452,813
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		989	1,044,368
Gtd. Notes, 144A
3.375%	02/15/29		125	122,354
3.625%	02/15/31(a)		1,109	1,086,325
3.875%	02/15/32		60	59,018
Sr. Sec’d. Notes, 144A
2.000%	12/02/25		1,015	1,021,987
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	700	839,945
4.250%	02/26/26		285	305,026
Ontario Electricity Financial Corp. (Canada),
Local Gov’t. Gtd. Notes, Series 40
2.428%(s)	04/11/31	CAD	400	257,472

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Pacific Gas & Electric Co.,
First Mortgage
4.550%	07/01/30		1,720	$1,865,612
Sr. Sec’d. Notes
3.250%	06/01/31		190	190,863
PECO Energy Co.,
First Mortgage
3.700%	09/15/47		60	67,866
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	400	437,638
2.875%	10/25/25	EUR	430	521,005
Sr. Unsec’d. Notes, 144A
1.875%	11/05/31	EUR	615	672,869
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		200	198,384
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28		715	704,242
San Diego Gas & Electric Co.,
First Mortgage
3.950%	11/15/41		100	111,194
Sempra Energy,
Jr. Sub. Notes
4.125%(ff)	04/01/52		1,935	1,955,381
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47		320	353,386
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		90	110,486
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		147	178,008
State Grid Overseas Investment BVI Ltd. (China),
Gtd. Notes, EMTN
1.625%	08/05/30		400	380,918
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50		32	29,450
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		750	760,940
8.000%(ff)	10/15/26(oo)		2,500	2,644,559
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		3,830	3,975,888
5.500%	09/01/26		10	10,289
5.625%	02/15/27		10	10,340
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		325	335,123
3.700%	01/30/27		1,535	1,595,218
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.500%	12/01/49		84	90,193

				43,548,685

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electronics — 0.0%
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		75	$74,840

Engineering & Construction — 0.1%
Aeroporti di Roma SpA (Italy),
Sr. Unsec’d. Notes, EMTN
1.750%	07/30/31	EUR	815	947,299
Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN
1.250%	01/15/29	EUR	200	217,239
2.000%	02/15/33	EUR	4,000	4,328,342
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.750%	10/23/30	EUR	400	437,886
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes
1.500%	10/12/27	EUR	975	1,150,262
Sr. Sec’d. Notes, EMTN
1.500%	02/11/30	EUR	517	606,784
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	07/31/47		455	455,490
TopBuild Corp.,
Gtd. Notes, 144A
4.125%	02/15/32(a)		325	333,387

				8,476,689

Entertainment — 0.0%
Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)		425	427,414
Scientific Games International, Inc.,
Gtd. Notes, 144A
8.250%	03/15/26		1,810	1,908,122
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		30	30,514
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25		30	31,500

				2,397,550

Foods — 0.2%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.250%	03/15/26		155	158,372
3.500%	02/15/23		180	183,417
3.500%	03/15/29		40	40,030
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27(a)		625	646,536
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	3,730	4,862,948
4.500%	02/16/26	GBP	160	216,332
Bellis Finco PLC (United Kingdom),
Gtd. Notes
4.000%	02/16/27		GBP 1,700	2,174,854

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,019	$1,303,633
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.750%	02/15/28		435	469,722
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
3.000%	05/15/32		3,485	3,469,864
6.500%	04/15/29		610	671,876
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		827	899,553
Kraft Heinz Foods Co.,
Gtd. Notes
4.625%	10/01/39		85	99,895
4.875%	10/01/49		2,165	2,726,817
5.200%	07/15/45		105	133,848
5.500%	06/01/50		50	67,784
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		575	590,681
4.375%	01/31/32		575	593,221
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44		215	253,049
Mondelez International, Inc.,
Sr. Unsec’d. Notes
0.250%	03/17/28	EUR	360	403,324
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
4.250%	04/15/31		155	162,893
5.875%	09/30/27		1,265	1,335,612
Post Holdings, Inc.,
Gtd. Notes, 144A
5.500%	12/15/29		350	367,914
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31		700	694,741
Sigma Alimentos SA de CV (Mexico),
Gtd. Notes
4.125%	05/02/26		200	211,565

				22,738,481

Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.375%	12/01/25		325	393,262
Inversiones CMPC SA (Chile),
Gtd. Notes, 144A
3.850%	01/13/30		415	432,974
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		670	681,540

				1,507,776

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		749	830,838

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (cont’d.)
5.875%	08/20/26		300	$335,561
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		272	278,917
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41		110	150,047
National Grid Gas PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	300	361,081
NiSource, Inc.,
Sr. Unsec’d. Notes
3.950%	03/30/48		50	56,347
4.375%	05/15/47		235	279,635
Terega SA (France),
Sr. Unsec’d. Notes
0.875%	09/17/30	EUR	700	792,357

				3,084,783

Healthcare-Products — 0.1%
Avantor Funding, Inc.,
Sr. Sec’d. Notes
2.625%	11/01/25	EUR	4,050	4,720,631
Sr. Sec’d. Notes, 144A
2.625%	11/01/25	EUR	231	269,251
Baxter International, Inc.,
Sr. Unsec’d. Notes, 144A
0.868%	12/01/23		300	298,781
Becton Dickinson Euro Finance Sarl,
Gtd. Notes
0.334%	08/13/28	EUR	185	206,997
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30		53	53,994
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	430	488,442
DH Europe Finance Sarl,
Gtd. Notes
1.200%	06/30/27	EUR	241	286,842
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	150	170,260
1.625%	10/15/50	EUR	140	159,618
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		465	463,382
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29		200	203,114
Thermo Fisher Scientific Finance I BV,
Gtd. Notes
0.800%	10/18/30	EUR	290	332,424
1.625%	10/18/41	EUR	112	129,835
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	210	241,427

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
1.875%	10/01/49	EUR	135	$157,614

				8,182,612

Healthcare-Services — 0.2%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.387%	10/15/49		25	27,712
4.272%	08/15/48		335	421,213
Unsec’d. Notes, Series 2020
2.211%	06/15/30		370	370,127
3.008%	06/15/50		620	646,097
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37		200	290,244
Anthem, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51		292	324,657
4.625%	05/15/42		80	99,622
Ascension Health,
Sr. Unsec’d. Notes
3.945%	11/15/46		80	98,556
Sr. Unsec’d. Notes, Series B
2.532%	11/15/29		190	197,937
3.106%	11/15/39		660	703,165
BayCare Health System, Inc.,
Sr. Unsec’d. Notes, Series 2020
3.831%	11/15/50		75	89,245
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		441	432,078
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24		2,210	2,282,381
2.782%	10/01/30		787	807,032
3.910%	10/01/50		153	170,627
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30		1,975	2,027,424
Hackensack Meridian Health, Inc.,
Sec’d. Notes, Series 2020
2.675%	09/01/41		1,065	1,043,375
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30		315	332,692
5.375%	02/01/25		485	532,903
5.375%	09/01/26		160	180,420
5.625%	09/01/28		10	11,680
5.875%	02/01/29		45	53,660
Sr. Sec’d. Notes
3.500%	07/15/51		2,250	2,306,598
4.125%	06/15/29		765	843,485
5.000%	03/15/24		900	968,222
5.125%	06/15/39		200	247,349
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A
2.200%	06/01/30		730	719,410

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Humana, Inc.,
Sr. Unsec’d. Notes
3.125%	08/15/29		685	$716,690
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48		275	333,586
IQVIA, Inc.,
Gtd. Notes
2.250%	03/15/29	EUR	3,570	4,051,396
Gtd. Notes, 144A
1.750%	03/15/26	EUR	595	683,513
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		985	1,218,868
Gtd. Notes, Series 2019
3.266%	11/01/49		20	21,562
Unsec’d. Notes, Series 2021
2.810%	06/01/41		245	246,159
Mayo Clinic,
Unsec’d. Notes, Series 2016
4.128%	11/15/52		220	279,031
MEDNAX, Inc.,
Gtd. Notes, 144A
6.250%	01/15/27		1,810	1,898,553
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.125%	07/01/52		20	25,136
Methodist Hospital (The),
Unsec’d. Notes, Series 20A
2.705%	12/01/50		845	820,980
Montefiore Obligated Group,
Unsec’d. Notes
4.287%	09/01/50		225	220,769
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56		215	279,216
4.763%	08/01/2116		95	132,639
Unsec’d. Notes, Series 2019
3.954%	08/01/2119		390	471,063
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47		35	41,544
OhioHealth Corp.,
Unsec’d. Notes, Series 2020
3.042%	11/15/50		60	62,729
Orlando Health Obligated Group,
Sr. Unsec’d. Notes
3.327%	10/01/50		260	271,616
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2018
4.787%	11/15/48		35	46,505
Piedmont Healthcare, Inc.,
Sec’d. Notes
2.864%	01/01/52		535	522,902
Sec’d. Notes, Series 2042
2.719%	01/01/42		675	657,600

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25	1,205	$1,278,544
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.800%	06/30/31	600	619,667
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
6.250%	02/01/27	635	657,097
Sr. Sec’d. Notes
4.625%	07/15/24	147	149,213
Sr. Sec’d. Notes, 144A
4.250%	06/01/29	25	25,448
4.875%	01/01/26	20	20,547
5.125%	11/01/27	1,555	1,621,220
Texas Health Resources,
Sec’d. Notes
4.330%	11/15/55	90	119,598
Sec’d. Notes, Series 2019
3.372%	11/15/51	60	66,498
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40	183	179,265
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.050%	05/15/41	195	203,629
4.625%	11/15/41	300	376,615
4.750%	07/15/45	34	44,492
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018
4.813%	09/01/48	80	102,536

			34,694,337

Home Builders — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.625%	01/15/28	1,622	1,712,058
Beazer Homes USA, Inc.,
Gtd. Notes
7.250%	10/15/29	824	918,851
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
6.250%	09/15/27	195	204,341
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29	1,635	1,670,948
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27	55	57,923
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30	1,250	1,273,455
5.250%	12/15/27	21	22,080
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	261	292,762

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		1,499	$1,657,896

				7,810,314

Home Furnishings — 0.0%
Leggett & Platt, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/51		1,720	1,729,348

Household Products/Wares — 0.0%
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26	EUR	200	232,080

Insurance — 0.1%
AIA Group Ltd. (Hong Kong),
Sub. Notes, GMTN
0.880%(ff)	09/09/33	EUR	248	278,015
American International Group, Inc.,
Sr. Unsec’d. Notes
4.500%	07/16/44		145	178,716
4.750%	04/01/48		65	83,309
4.800%	07/10/45		225	285,444
Assicurazioni Generali SpA (Italy),
Jr. Sub. Notes, EMTN
4.596%(ff)	11/21/25(oo)	EUR	975	1,233,566
AXA SA (France),
Sub. Notes, EMTN
5.125%(ff)	07/04/43	EUR	514	628,827
Brighthouse Financial Global Funding,
Sr. Sec’d. Notes, 144A, MTN
2.000%	06/28/28		265	260,686
Brighthouse Financial, Inc.,
Sr. Unsec’d. Notes
5.625%	05/15/30		750	895,331
Chubb INA Holdings, Inc.,
Gtd. Notes
2.850%	12/15/51		40	40,238
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		3,585	3,692,911
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49		100	109,444
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	190	224,027
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29		3,242	3,733,078
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		195	272,178
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43		65	78,762
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28		303	299,871

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
5.625%	09/20/30	GBP	650	$1,044,677
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30(a)		374	369,863
4.625%	09/15/42		20	24,897
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34		135	185,550
Swiss Re Finance UK PLC,
Gtd. Notes, EMTN
2.714%(ff)	06/04/52	EUR	500	608,676
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		80	102,899
6.850%	12/16/39		24	35,775
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		675	687,354

				15,354,094

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.875%	05/12/41		178	183,845
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
0.500%	03/08/28	EUR	147	168,117
Expedia Group, Inc.,
Gtd. Notes
2.950%	03/15/31		585	585,171
Prosus NV (China),
Gtd. Notes, 144A
4.850%	07/06/27		490	547,626
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
2.880%	04/22/31		300	305,745

				1,790,504

Iron/Steel — 0.0%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
3.250%	01/15/31		1,610	1,698,379
3.450%	04/15/30		1,544	1,649,668
thyssenkrupp AG (Germany),
Sr. Unsec’d. Notes, EMTN
1.875%	03/06/23	EUR	2,950	3,404,665

				6,752,712

Lodging — 0.0%
Gohl Capital Ltd. (Malaysia),
Gtd. Notes
4.250%	01/24/27		285	294,670
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		765	761,680

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
5.375%	05/01/25		65	$67,582
5.750%	05/01/28		45	48,090
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		215	221,994
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes, SOFR + 1.050%
1.100%(c)	10/01/23		1,310	1,312,583
Sr. Unsec’d. Notes
1.300%	10/01/23		1,050	1,050,513
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24		405	411,565
3.500%	08/18/26		140	141,715
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30		125	141,233
Sr. Unsec’d. Notes, Series HH
2.850%	04/15/31		520	518,761
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.625%	08/26/28		284	261,388

				5,231,774

Machinery-Diversified — 0.0%
Flowserve Corp.,
Sr. Unsec’d. Notes
2.800%	01/15/32		1,520	1,480,686
TK Elevator Midco GmbH (Germany),
Sr. Sec’d. Notes, 144A
4.375%	07/15/27	EUR	3,100	3,646,800

				5,127,486

Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32		515	530,891
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		481	486,127
4.250%	01/15/34		900	886,245
4.500%	08/15/30		90	92,350
4.500%	06/01/33		285	290,893
4.750%	03/01/30		405	422,203
5.000%	02/01/28		85	88,130
5.125%	05/01/27		315	326,073
5.375%	06/01/29		225	242,904
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.500%	06/01/41		277	269,991
3.900%	06/01/52		6,720	6,724,377
4.464%	07/23/22		24	24,368
5.050%	03/30/29		1,515	1,741,279
5.375%	05/01/47		110	131,377
6.384%	10/23/35		385	498,705
6.484%	10/23/45		90	123,044

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
Comcast Corp.,
Gtd. Notes
2.800%	01/15/51		118	$112,484
3.750%	04/01/40		620	693,566
Gtd. Notes, 144A
2.937%	11/01/56		68	64,773
Cox Communications, Inc.,
Gtd. Notes, 144A
1.800%	10/01/30		260	244,295
2.950%	10/01/50		43	40,439
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31		1,275	1,275,339
3.150%	08/15/24		225	234,488
4.800%	02/01/35		175	206,282
CSC Holdings LLC,
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30(a)		1,200	1,135,419
5.750%	01/15/30		825	824,886
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55		220	231,662
4.125%	05/15/29		900	992,713
5.300%	05/15/49		3,440	4,349,449
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		100	90,988
5.875%	11/15/24		200	205,386
7.750%	07/01/26(a)		2,115	2,234,080
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
4.600%	01/15/45		3,160	3,795,676
4.750%	05/15/25		223	244,794
4.950%	01/15/31(a)		650	768,223
Ziggo BV (Netherlands),
Sr. Sec’d. Notes
2.875%	01/15/30	EUR	1,590	1,801,383

				32,425,282

Mining — 0.1%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
4.000%	09/11/27		575	619,676
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
3.150%	01/14/30		200	204,005
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30		3,255	3,212,204
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.250%	11/08/42(a)		585	739,311
6.750%	04/16/40		179	251,065
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	07/15/41		2,615	3,482,085

				8,508,346

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23		205	$208,891
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, 144A, EMTN
4.600%	01/30/37	CAD	300	299,971
Sr. Unsec’d. Notes, 144A, MTN
2.422%(s)	05/28/37	CAD	400	210,249
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	958	1,197,806
Inter-American Development Bank (Supranational Bank), Notes
6.800%	10/15/25		180	215,282

				2,132,199

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		430	441,247

Oil & Gas — 0.4%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
2.875%	01/15/26		425	440,803
Antero Resources Corp.,
Gtd. Notes, 144A
8.375%	07/15/26		181	206,052
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		135	137,146
9.000%	11/01/27		25	33,471
BP Capital Markets America, Inc.,
Gtd. Notes
2.939%	06/04/51		39	37,676
3.001%	03/17/52		155	151,952
3.379%	02/08/61		392	404,586
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.104%	11/15/34	EUR	365	407,671
3.625%(ff)	03/22/29(oo)	EUR	650	795,636
4.375%(ff)	06/22/25(oo)		775	809,571
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32		35	34,278
3.750%	02/15/52		120	120,900
5.250%	06/15/37		3,780	4,481,208
5.400%	06/15/47		80	99,569
6.750%	11/15/39		180	244,639
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.875%	02/01/29		476	509,561
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		200	205,235
ConocoPhillips,
Gtd. Notes, 144A
4.875%	10/01/47		270	356,480

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
ConocoPhillips Co.,
Gtd. Notes
4.150%	11/15/34		45	$51,442
4.300%	11/15/44		155	186,670
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23		130	134,213
Gtd. Notes, 144A
2.268%	11/15/26		200	198,608
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		170	214,012
5.850%	12/15/25		94	107,546
7.875%	09/30/31		50	70,725
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24		790	820,162
3.250%	12/01/26		7,788	8,221,028
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23		805	853,532
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		905	910,855
4.875%	03/30/26		45	44,636
5.375%	03/30/28		765	753,895
5.875%	03/30/31		35	34,337
Equinor ASA (Norway),
Gtd. Notes
3.700%	04/06/50		70	80,336
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
2.500%	03/21/26	EUR	700	824,609
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes, 144A
2.900%	09/29/31(a)		1,430	1,411,484
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		353	385,064
5.600%	02/15/41		70	86,443
7.300%	08/15/31		210	280,717
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		106	109,200
6.000%	02/01/31		106	109,819
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25		232	245,219
6.500%	06/30/27		345	370,165
Lundin Energy Finance BV (Netherlands),
Gtd. Notes, 144A
3.100%	07/15/31		650	656,886
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.800%	04/01/28		4,090	4,403,032

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29		30	$31,465
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.933%(s)	10/10/36		490	278,191
5.550%	03/15/26		395	439,682
5.875%	09/01/25		35	38,540
6.450%	09/15/36		5	6,375
6.625%	09/01/30(a)		305	377,550
6.950%	07/01/24		280	311,321
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26		235	260,780
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34		150	192,861
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25		1,246	1,339,511
5.600%	01/03/31(a)		540	574,773
5.750%	02/01/29		71	76,478
6.250%	03/17/24		6	6,482
6.625%	01/16/34	GBP	1,530	2,290,063
6.900%	03/19/49		260	277,134
7.250%	03/17/44		455	504,262
7.375%	01/17/27		475	551,689
Gtd. Notes, EMTN
6.250%	12/14/26	GBP	605	890,326
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26(a)		279	282,456
4.750%	02/26/29	EUR	1,550	1,740,716
5.350%	02/12/28		166	165,447
5.950%	01/28/31		61	59,384
6.350%	02/12/48		446	383,771
6.375%	01/23/45		415	360,934
6.490%	01/23/27		1,052	1,121,818
6.500%	03/13/27		1,081	1,153,105
6.500%	01/23/29(a)		450	466,705
6.625%	06/15/35		36	34,612
6.840%	01/23/30(a)		428	443,825
6.875%	10/16/25		35	38,334
7.690%	01/23/50		625	602,878
Gtd. Notes, EMTN
3.750%	02/21/24	EUR	345	403,128
4.875%	02/21/28	EUR	3,215	3,666,868
5.125%	03/15/23	EUR	115	135,878
Gtd. Notes, MTN
4.625%	09/21/23(a)		540	553,935
6.750%	09/21/47		185	163,687
6.875%	08/04/26(a)		365	400,753
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, EMTN
2.480%	01/28/32		200	200,634

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
2.150%	01/15/31		2,415	$2,331,863
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26		310	303,857
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25(a)		1,390	1,438,471
5.000%	03/15/23		196	200,100
9.250%	02/01/26		459	495,143
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31		3,790	3,862,561
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30(a)		604	587,815
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24		217	231,879
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes
2.300%	01/08/31		400	394,788
Thaioil Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
4.875%	01/23/43		332	344,321
TotalEnergies SE (France),
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	650	734,299
UGI International LLC,
Gtd. Notes, 144A
2.500%	12/01/29	EUR	475	533,553
Wintershall Dea Finance BV (Germany),
Gtd. Notes
0.840%	09/25/25	EUR	600	692,912
1.823%	09/25/31	EUR	400	467,610

				64,486,592

Oil & Gas Services — 0.0%
Cameron International Corp.,
Gtd. Notes
5.950%	06/01/41		355	452,690

Packaging & Containers — 0.0%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Sec’d. Notes, 144A
2.000%	09/01/28	EUR	468	527,111
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28		250	248,119
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC/Reynolds Group Issuer LLC,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27		850	827,349

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
Verallia SA (France),
Gtd. Notes
1.625%	05/14/28	EUR	4,400	$5,126,586

				6,729,165

Pharmaceuticals — 0.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25		325	345,386
4.050%	11/21/39		8,875	10,173,460
4.250%	11/21/49		208	249,722
4.500%	05/14/35		900	1,075,844
4.700%	05/14/45		465	574,990
4.850%	06/15/44(a)		405	507,688
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		220	232,627
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28		90	83,742
5.000%	02/15/29		445	394,937
5.250%	01/30/30		1,760	1,556,156
5.250%	02/15/31		411	362,628
6.250%	02/15/29		635	604,217
7.250%	05/30/29		90	89,164
Bayer AG (Germany),
Sr. Unsec’d. Notes
1.375%	07/06/32	EUR	700	815,558
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25		500	542,500
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39		90	106,453
4.250%	10/26/49		71	87,822
4.625%	05/15/44		180	229,623
5.000%	08/15/45		80	106,535
Cigna Corp.,
Gtd. Notes
3.400%	03/01/27		450	484,223
4.375%	10/15/28		3,905	4,439,223
Sr. Unsec’d. Notes
3.200%	03/15/40		565	583,550
3.400%	03/15/50		455	474,585
3.400%	03/15/51		1,820	1,913,370
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40		5,275	5,066,300
3.250%	08/15/29		1,100	1,172,719
3.750%	04/01/30		18	19,767
4.125%	04/01/40		23	26,332
4.780%	03/25/38		158	192,518
5.125%	07/20/45		170	221,042
5.300%	12/05/43		60	79,086
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	06/30/28		65	48,518

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.700%	06/10/27	200	$201,333
1.900%	12/10/28	145	145,632
2.150%	12/10/31	125	125,376
2.750%	12/10/51	40	39,799
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.700%	05/28/50	101	101,720
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	1,330	1,630,620
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	5,460	5,823,952
4.000%	06/22/50	230	245,893

			41,174,610

Pipelines — 0.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29	1,225	1,293,971
7.875%	05/15/26	365	402,147
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes, 144A
4.600%	12/15/44	20	23,763
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	680	693,865
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	695	713,323
Sr. Unsec’d. Notes
4.950%	06/15/28	255	287,548
5.400%	10/01/47	1,748	2,061,629
6.000%	06/15/48	1,650	2,063,530
6.250%	04/15/49	455	595,017
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29	282	299,559
3.300%	02/15/53	155	154,512
5.950%	02/01/41	145	192,955
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.300%	10/01/31	1,780	1,744,732
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes
2.160%	03/31/34	275	269,936
Sr. Sec’d. Notes, 144A
2.160%	03/31/34	300	294,475
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	555	528,334
5.050%	02/15/46	2,425	2,903,766
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.950%	03/01/50	675	718,026

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
MPLX LP,
Sr. Unsec’d. Notes
3.500%	12/01/22		118	$120,506
4.125%	03/01/27		276	302,002
4.500%	04/15/38		225	253,168
4.875%	06/01/25		475	519,795
5.200%	03/01/47		1,835	2,245,708
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37		305	408,671
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49		2,620	2,894,981
5.200%	07/15/48		2,525	3,060,239
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.800%	09/15/30		370	389,489
4.700%	06/15/44		2,240	2,389,195
5.150%	06/01/42		763	849,702
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	12/31/30		448	448,950
7.500%	10/01/25		240	260,053
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29		25	26,023
4.125%	08/15/31		25	26,675
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.350%	02/01/25		35	36,443
5.300%	02/01/30(a)		540	592,971
5.300%	03/01/48		30	36,149
5.450%	04/01/44		175	209,086
6.500%	02/01/50		20	23,641
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30		541	577,852
3.500%	10/15/51		640	649,698
3.600%	03/15/22		1,074	1,075,040
3.750%	06/15/27		155	167,469
4.500%	11/15/23		2	2,108
4.550%	06/24/24		317	339,707
4.850%	03/01/48		15	18,260
4.900%	01/15/45		170	203,514
5.100%	09/15/45		155	191,343
5.400%	03/04/44		180	223,376

				33,782,902

Private Equity — 0.0%
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
2.200%	07/24/25	EUR	975	1,171,640

Real Estate — 0.0%
Aroundtown SA (Germany),
Sr. Unsec’d. Notes, EMTN
1.000%	01/07/25	EUR	1,000	1,161,264

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
Balder Finland OYJ (Sweden),
Gtd. Notes, EMTN
1.000%	01/20/29	EUR	815	$898,625
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28		1,835	1,956,450
Logicor Financing Sarl (Luxembourg),
Gtd. Notes, EMTN
1.625%	07/15/27	EUR	975	1,150,148
Sun Hung Kai Properties Capital Market Ltd. (Hong Kong),
Gtd. Notes, EMTN
3.160%	01/25/28	CNH	2,000	309,244
3.200%	08/14/27	CNH	5,000	774,471

				6,250,202

Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.,
Sr. Unsec’d. Notes
0.450%	01/15/27	EUR	268	301,506
3.000%	06/15/23		1,525	1,568,007
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.500%	08/16/31		50	48,916
4.050%	07/01/30		2,525	2,772,600
4.125%	05/15/29		845	935,534
Broadstone Net Lease LLC,
Gtd. Notes
2.600%	09/15/31		2,010	1,959,803
Corporate Office Properties LP,
Gtd. Notes
2.750%	04/15/31		2,670	2,655,630
2.900%	12/01/33		410	403,588
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.300%	07/01/30		182	192,320
Digital Euro Finco LLC,
Gtd. Notes
1.125%	04/09/28	EUR	975	1,125,955
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31		300	288,486
Sr. Unsec’d. Notes
4.750%	02/15/28		1,481	1,459,530
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31		655	699,103
5.375%	04/15/26		2,860	3,194,455
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
3.000%	01/15/30		585	613,544
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series J
2.900%	12/15/31		1,245	1,204,128
Kimco Realty Corp.,
Sr. Unsec’d. Notes
1.900%	03/01/28		345	340,350
2.700%	10/01/30		870	885,480

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		415	$444,271
4.500%	01/15/28		305	330,287
5.625%	05/01/24		20	21,389
5.750%	02/01/27		20	22,677
Gtd. Notes, 144A
4.625%	06/15/25		226	241,239
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
0.993%	10/15/26	EUR	775	878,154
3.325%	03/24/25	EUR	1,940	2,380,462
3.692%	06/05/28	GBP	288	407,580
4.625%	08/01/29		265	279,366
5.000%	10/15/27		20	20,940
Realty Income Corp.,
Sr. Unsec’d. Notes
3.100%	12/15/29		3,415	3,626,911
Simon Property Group LP,
Sr. Unsec’d. Notes
2.250%	01/15/32		515	502,645
Spirit Realty LP,
Gtd. Notes
2.700%	02/15/32		772	765,819
3.400%	01/15/30		2,220	2,331,684
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	07/15/26		750	751,578
Sun Communities Operating LP,
Gtd. Notes
2.300%	11/01/28		2,800	2,780,332
2.700%	07/15/31		585	582,667
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25		2,235	2,331,357
Ventas Realty LP,
Gtd. Notes
2.500%	09/01/31		300	296,960
4.400%	01/15/29		650	737,427
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		185	188,630
4.125%	08/15/30		5	5,293
4.250%	12/01/26		100	104,127
Welltower, Inc.,
Sr. Unsec’d. Notes
2.800%	06/01/31		4,880	4,989,033
3.100%	01/15/30		905	950,190
4.125%	03/15/29		490	548,034
4.800%	11/20/28	GBP	650	1,029,043
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.250%	04/01/33		2,230	2,122,346

				50,319,376

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.500%	02/15/29(a)		775	$767,219
3.875%	01/15/28		625	632,807
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		426	454,614
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28		775	865,241
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.375%	02/07/25	EUR	487	556,649
Sr. Sec’d. Notes, 144A
6.250%	10/30/25	EUR	4,305	5,029,572
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29(a)		325	321,438
3.875%	10/01/31(a)		325	321,163
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		800	800,152
JSM Global Sarl (Brazil),
Gtd. Notes, 144A
4.750%	10/20/30		345	317,915
Sally Holdings LLC/Sally Capital, Inc.,
Sec’d. Notes, 144A
8.750%	04/30/25		1,500	1,598,763
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31		110	108,931

				11,774,464

Savings & Loans — 0.0%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22		315	320,841

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		370	401,186
Broadcom, Inc.,
Gtd. Notes, 144A
1.950%	02/15/28		293	288,630
2.450%	02/15/31		123	120,182
2.600%	02/15/33		975	945,643
3.500%	02/15/41		3,990	4,062,902
Intel Corp.,
Sr. Unsec’d. Notes
2.000%	08/12/31		125	124,196
2.800%	08/12/41		15	14,957
3.050%	08/12/51		15	15,385
Microchip Technology, Inc.,
Sr. Sec’d. Notes
0.972%	02/15/24		100	99,149
4.333%	06/01/23		1,025	1,068,672

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
Sr. Sec’d. Notes, 144A
0.983%	09/01/24		50	$49,129
Micron Technology, Inc.,
Sr. Unsec’d. Notes
2.703%	04/15/32		230	230,933
4.663%	02/15/30		175	201,287
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
2.650%	02/15/32		585	587,157
3.125%	02/15/42		110	110,596
3.400%	05/01/30		130	138,622

				8,458,626

Software — 0.1%
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
2.950%	02/15/51		165	156,593
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.100%	03/01/41		1,835	1,849,203
Sr. Unsec’d. Notes, Series 30Y
4.750%	05/15/48		209	261,199
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29		4,250	4,570,912
Microsoft Corp.,
Sr. Unsec’d. Notes
2.675%	06/01/60		124	123,470
3.041%	03/17/62		348	374,677
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/22		1,005	1,008,968
2.875%	03/25/31(a)		157	157,786
3.600%	04/01/50		147	143,959
3.950%	03/25/51		27	28,095
salesforce.com, Inc.,
Sr. Unsec’d. Notes
1.950%	07/15/31		89	88,150
2.700%	07/15/41		35	34,907
2.900%	07/15/51		31	31,606
3.050%	07/15/61		75	77,235

				8,906,760

Telecommunications — 0.3%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27		360	383,866
AT&T, Inc.,
Sr. Unsec’d. Notes
1.600%	05/19/28	EUR	1,177	1,416,343
2.550%	12/01/33		110	107,725
3.000%	06/30/22		1,500	1,512,133
3.500%	06/01/41		1,835	1,888,241
3.550%	09/15/55		732	733,352
3.650%	09/15/59		5,680	5,733,608
4.375%	09/14/29	GBP	245	386,400
4.875%	06/01/44	GBP	100	183,447

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25		235	$235,257
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%
13.000%	12/31/25		186	191,461
Sr. Sec’d. Notes, 144A
8.750%	05/25/24		300	308,689
8.750%	05/25/24		145	149,006
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		1,450	1,402,112
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		200	196,210
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
5.125%	10/15/26	EUR	1,425	1,694,867
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		75	77,438
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
0.373%	03/03/23		1,750	1,742,827
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
2.625%	04/08/31		200	200,913
Orange SA (France),
Jr. Sub. Notes, EMTN
2.375%(ff)	01/15/25(oo)	EUR	700	829,316
Sr. Unsec’d. Notes, EMTN
1.625%	04/07/32	EUR	300	372,296
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		40	60,007
Sprint Communications, Inc.,
Gtd. Notes
6.000%	11/15/22		35	36,409
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25		255	293,755
7.625%	03/01/26		15	17,986
7.875%	09/15/23		2,275	2,510,196
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26		35	35,040
2.625%	02/15/29		270	265,768
2.875%	02/15/31		265	261,630
4.750%	02/01/28		25	26,318
Sr. Sec’d. Notes
2.550%	02/15/31		7,900	7,863,174
3.000%	02/15/41		140	136,417
3.300%	02/15/51		389	379,769
3.875%	04/15/30		1,069	1,169,770
Sr. Sec’d. Notes, 144A
2.700%	03/15/32		1,160	1,168,161

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
0.875%	03/19/32	EUR	373	$420,909
2.550%	03/21/31		400	404,066
2.650%	11/20/40		171	162,304
3.400%	03/22/41		5,060	5,310,282
4.500%	08/10/33		555	653,883
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes
3.250%	01/31/31	EUR	4,135	4,674,015

				45,595,366

Transportation — 0.0%
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.450%	12/02/31		70	71,244
3.000%	12/02/41		40	40,899
3.100%	12/02/51		15	15,341
CP - Comboios de Portugal EPE (Portugal),
Sr. Unsec’d. Notes
5.700%	03/05/30	EUR	700	1,087,701
Kazakhstan Temir Zholy National Co. JSC (Kazakhstan),
Gtd. Notes
3.250%	12/05/23	CHF	545	629,531
3.638%	06/20/22	CHF	400	445,582
La Poste SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	07/18/29	EUR	400	437,652
Regie Autonome des Transports Parisiens (France),
Sr. Unsec’d. Notes, EMTN
0.400%	12/19/36	EUR	400	455,242
Russian Railways Via RZD Capital PLC (Russia),
Sr. Unsec’d. Notes
7.487%	03/25/31	GBP	600	1,073,453
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.950%	03/10/52		220	223,149

				4,479,794

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23		235	239,278

Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
2.800%	05/01/30		173	179,295
3.250%	06/01/51		106	110,692
3.450%	05/01/50		27	28,986

				318,973

TOTAL CORPORATE BONDS (cost $846,709,503)				830,127,257

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 0.1%
Alabama — 0.0%
Alabama Economic Settlement Authority, Taxable, Revenue Bonds, Series B
4.263%	09/15/32	55	$61,004

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, BABs
4.839%	01/01/41	220	288,382

California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	770	1,246,424
Los Angeles Department of Water & Power, Power System Revenue, Revenue Bonds, BABs
5.716%	07/01/39	315	434,619
Los Angeles Department of Water & Power, Water System Revenue, Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	605	801,752
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, BABs, Series H
6.398%	05/15/31	220	277,806
6.548%	05/15/48	115	178,687
State of California,
General Obligation Unlimited, Taxable, BABs
7.550%	04/01/39	40	66,749
University of California,
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115	8	11,409
Taxable, Revenue Bonds, Series BG
1.316%	05/15/27	355	348,563
1.614%	05/15/30	340	329,505

			3,695,514

Illinois — 0.0%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	85	127,115
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	1,500	1,557,044
General Obligation Unlimited, Taxable
5.100%	06/01/33	120	137,998

			1,822,157

Maryland — 0.0%
Maryland State Transportation Authority,
Revenue Bonds, BABs
5.888%	07/01/43	200	279,976

Michigan — 0.0%
Michigan Finance Authority,
Taxable, Revenue Bonds
3.384%	12/01/40	520	568,924

Missouri — 0.0%
Curators of the University of Missouri (The),
Revenue Bonds, BABs
5.792%	11/01/41	35	51,981

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	575	$908,124
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	363	590,696
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H
5.665%	05/01/40	210	281,558

			1,780,378

New York — 0.0%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	120	151,188
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	120	149,641
New York City Water & Sewer System,
Taxable, Revenue Bonds, BABs
5.882%	06/15/44	180	278,221
New York State Urban Development Corp.,
Taxable, Revenue Bonds, BABs, Series ST
5.770%	03/15/39	495	597,520
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds
4.031%	09/01/48	105	125,229
Consolidated, Taxable, Revenue Bonds, Series 192
4.810%	10/15/65	225	308,794
Revenue Bonds
4.458%	10/01/62	245	325,629

			1,936,222

North Carolina — 0.0%
North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, Series 2011-02, Class A3, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.924%(c)	07/25/36	1,244	1,249,561

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.048%	12/01/56	45	59,454
4.800%	06/01/2111	580	883,085

			942,539

Pennsylvania — 0.0%
Pennsylvania State University (The),
Taxable, Revenue Bonds, Series D
2.840%	09/01/50	50	50,057
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	55	78,043
Revenue Bonds, BABs, Series B
5.511%	12/01/45	255	364,056

			492,156

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Texas — 0.0%
City of San Antonio Electric & Gas Systems Revenue,
Revenue Bonds, BABs
5.985%	02/01/39	40	$55,611
Taxable, Revenue Bonds
4.427%	02/01/42	270	326,775
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series C
2.919%	11/01/50	210	214,081
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	235	262,718

			859,185

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	360	494,249

TOTAL MUNICIPAL BONDS (cost $14,697,107)			14,522,228

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.6%
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%
0.293%(c)	03/27/36	162	161,385
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
0.233%(c)	02/27/37	163	161,549
Banc of America Funding Trust,
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)
1.751%(c)	09/26/45	61	61,718
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
1.702%(c)	04/25/28	125	124,686
Series 2019-01A, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.852%(c)	03/25/29	345	345,458
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.552%(c)	04/25/29	123	122,755
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.702%(c)	07/25/29	209	209,063
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	10/25/29	59	58,567
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	10/25/29	1,192	1,192,000
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
3.802%(c)	10/25/30	225	230,448
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.702%(c)	06/25/30	9	8,913

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
3.702%(c)	06/25/30	2,650	$2,652,842
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
1.450%(c)	09/25/31	200	198,744
BVRT Financing Trust,
Series 2021-04, Class F, 144A, SOFR + 2.000%
2.050%(c)	09/12/26^	4,945	4,945,219
Central Park Funding Trust,
Series 2021-01, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.852%(c)	08/29/22	2,092	2,085,823
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
2.911%(cc)	09/25/47	73	69,822
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 0.000%)
2.502%(c)	04/25/31	47	47,239
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.403%(c)	08/25/31	99	99,617
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
2.253%(c)	09/25/31	262	262,828
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.202%(c)	06/25/39	25	25,424
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.203%(c)	10/25/39	45	45,482
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.153%(c)	01/25/40	397	398,623
Series 2020-R02, Class 2M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.103%(c)	01/25/40	196	196,095
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)
3.150%(c)	10/25/41	880	889,086
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)
1.600%(c)	10/25/41	250	250,302
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A
3.023%(cc)	08/25/60	224	225,131
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
1.802%(c)	11/25/28	165	165,182
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
1.902%(c)	04/25/29	217	216,563
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
2.200%(c)	10/25/33	388	389,559

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
2.750%(c)	10/25/33	601	$610,976
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)
1.600%(c)	04/25/34	1,875	1,874,916
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
3.500%(c)	04/25/34	1,090	1,089,893
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)
2.502%(c)	05/25/30	251	255,037
Series 2018-C01, Class 1M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.353%(c)	07/25/30	554	559,807
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.253%(c)	10/25/30	62	62,949
Series 2021-R02, Class 2B1, 144A, 30 Day Average SOFR + 3.300% (Cap N/A, Floor 0.000%)
3.350%(c)	11/25/41	460	463,441
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
2.050%(c)	11/25/41	350	350,667
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
3.403%(c)	10/25/27	189	192,362
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.050%(c)	11/25/50	1,150	1,200,875
Series 2021-DNA07, Class B1, 144A, 30 Day Average SOFR + 3.650% (Cap N/A, Floor 0.000%)
3.700%(c)	11/25/41	845	858,149
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class B1, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 0.000%)
2.403%(c)	01/25/50	448	447,729
Series 2020-DNA01, Class M2, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.803%(c)	01/25/50	411	411,522
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.953%(c)	02/25/50	1,295	1,299,750
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
5.203%(c)	06/25/50	693	714,842
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.103%(c)	06/25/50	52	52,320
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.103%(c)	08/25/50	370	389,255
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.853%(c)	08/25/50	434	436,598

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
4.850%(c)	10/25/50	155	$164,089
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
2.850%(c)	10/25/50	195	196,362
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)
3.703%(c)	07/25/50	300	301,103
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.353%(c)	09/25/50	75	78,114
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.253%(c)	09/25/50	138	138,431
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
2.700%(c)	01/25/51	30	29,959
Series 2021-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
1.850%(c)	01/25/51	427	427,943
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)
3.550%(c)	10/25/33	583	604,000
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
3.450%(c)	10/25/41	1,260	1,267,900
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
3.050%(c)	08/25/33	449	450,095
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
3.200%(c)	12/25/33	105	105,699
Series 2021-HQA02, Class M2, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 0.000%)
2.100%(c)	12/25/33	3,780	3,787,191
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
3.400%(c)	09/25/41	3,140	3,124,365
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	09/25/41	300	299,813
Series 2021-HQA04, Class B1, 144A, 30 Day Average SOFR + 3.750% (Cap N/A, Floor 0.000%)
3.800%(c)	12/25/41	350	351,971
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
2.400%(c)	12/25/41	900	902,254
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.203%(c)	09/25/48	437	441,666
Series 2019-DNA04, Class M2, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
2.053%(c)	10/25/49	29	28,902

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac REMICS,
Series 4646, Class HV
3.500%	11/15/36	292	$293,559
Series 4910, Class MI, IO
4.000%	08/25/49	105	12,994
Series 5020, Class IH, IO
3.000%	08/25/50	376	58,185
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49	983	981,579
GS Mortgage-Backed Securities Trust,
Series 2019-SL01, Class A1, 144A
2.625%(cc)	01/25/59	987	994,936
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	01/26/37	120	119,017
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	10/26/36	38	38,352
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.243%(c)	10/26/36	429	421,178
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
1.752%(c)	05/25/29	47	47,174
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.352%(c)	10/25/30	244	244,330
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59	338	338,090
Series 2019-PR01, Class A1, 144A
3.858%	09/25/59	2,982	2,995,071
Series 2020-GS05, Class A1, 144A
3.250%	06/25/60	524	529,305
Series 2020-SL01, Class A, 144A
2.734%	01/25/60	405	407,467
MRA Issuance Trust,
Series 2020-07, Class A2X, 144A, 1 Month LIBOR + 1.300%
1.399%	09/15/22^	12,100	12,100,000
Series 2021-09, 144A, 1 Month LIBOR + 1.300%
1.404%(c)	07/15/22^	6,200	6,200,000
Series 2021-EBO03, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.849%(c)	03/31/23	3,325	3,329,475
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
1.502%(c)	07/25/29	24	23,751
Oaktown Re VII Ltd. (Bermuda),
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
1.650%(c)	04/25/34	1,500	1,497,274

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
2.950%(c)	04/25/34		1,100	$1,090,870
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.752%(c)	06/25/57		171	171,223
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)
3.917%(c)	12/25/22		1,604	1,608,183
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
3.002%(c)	02/27/24		5,341	5,412,360
Radnor Re Ltd. (Bermuda),
Series 2019-02, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.852%(c)	06/25/29		397	397,006
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)
4.702%(c)	10/25/30		80	80,249
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 1.700%)
1.750%(c)	12/27/33		3,000	3,000,000
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)
1.898%(c)	11/25/31		770	770,905
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
3.748%(c)	11/25/31		1,200	1,208,930
Retiro Mortgage Securities DAC (Ireland),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)
1.444%(c)	07/30/75	EUR	1,233	1,398,951
Station Place Securitization Trust,
Series 2021-08, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.902%(c)	06/20/22		1,760	1,761,519
Towd Point Mortgage Trust,
Series 2021-SJ01, Class A1, 144A
2.250%(cc)	07/25/68		3,767	3,799,138

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $91,263,242)				91,142,139

SOVEREIGN BONDS — 1.8%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	09/30/49		1,277	1,307,563
Sr. Unsec’d. Notes, 144A, MTN
3.875%	04/16/50		430	502,736
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	05/06/31	EUR	700	802,542
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	61	49,350

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, Series 156
2.750%	05/21/41	AUD	460	$358,768
Sr. Unsec’d. Notes, Series 159
0.250%	11/21/24	AUD	2,334	1,666,371
Sr. Unsec’d. Notes, Series 161
0.250%	11/21/25	AUD	3,448	2,415,678
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	2,966	1,860,800
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	1,289	902,132
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	165	245,632
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	200	383,930
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		4,084	4,256,034
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
1.375%	09/23/50	EUR	305	332,140
Bundesobligation (Germany), Bonds, Series 180
0.000%	10/18/24	EUR	844	978,629
Bonds, Series 184
0.000%	10/09/26	EUR	2,271	2,642,833
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
0.000%	08/15/31(k)	EUR	650	752,981
0.000%	05/15/36	EUR	1,865	2,118,688
Bonds, Series G
0.000%	08/15/50	EUR	302	331,340
Caisse d’Amortissement de la Dette Sociale (France),
Sr. Unsec’d. Notes, EMTN
0.125%	10/25/23	EUR	2,300	2,645,075
Canadian Government Bond (Canada), Bonds
0.250%	04/01/24	CAD	1,709	1,327,910
0.250%	03/01/26	CAD	3,279	2,490,731
0.500%	12/01/30	CAD	1,245	910,830
2.000%	12/01/51	CAD	987	839,502
Bonds, Series 0001
1.250%	06/01/30	CAD	260	203,922
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.550%	07/27/33		760	739,661
China Government Bond (China),
Sr. Unsec’d. Notes
3.950%	06/29/43	CNH	9,000	1,568,131
China Government International Bond (China),
Sr. Unsec’d. Notes
0.250%	11/25/30	EUR	1,000	1,104,869
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	2,910	3,580,376
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	06/19/29	EUR	100	115,917

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Unsec’d. Notes
1.125%	03/04/33	EUR	200	$225,802
1.500%	06/17/31	EUR	1,561	1,838,850
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	2,100	2,414,991
Czech Republic Government Bond (Czech Republic),
Bonds, Series 078
2.500%	08/25/28	CZK	11,260	496,158
Denmark Government Bond (Denmark), Bonds
4.500%	11/15/39	DKK	1,819	493,886
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
4.500%	01/30/30		165	168,095
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32		210	214,015
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/16/26	EUR	100	110,090
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40	EUR	782	1,036,524
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.000%	03/04/26	EUR	2,560	2,957,767
0.000%	06/02/28	EUR	360	413,918
0.000%	07/04/35	EUR	1,194	1,300,064
0.200%	06/04/36	EUR	384	427,942
0.700%	07/06/51	EUR	314	367,802
Export-Import Bank of China (The) (China),
Sr. Unsec’d. Notes
4.150%	06/18/27	CNH	1,000	165,625
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, EMTN
2.250%	01/13/31		450	423,116
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
0.250%	09/15/40	EUR	217	241,009
0.875%	09/15/25	EUR	359	429,508
French Republic Government Bond OAT (France),
Bonds
0.000%	03/25/23	EUR	1,617	1,855,856
0.000%	02/25/26	EUR	1,600	1,850,033
0.000%	11/25/31	EUR	3,050	3,405,162
Hellenic Republic Government Bond (Greece),
Bonds, 144A
0.750%	06/18/31	EUR	3,465	3,755,944
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	5,000	5,977,228
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	90	138,521
Hungary Government Bond (Hungary),
Bonds, Series 2030, Class A
3.000%	08/21/30	HUF	65,120	179,444

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	1,820	$2,171,119
1.750%	06/05/35	EUR	115	136,487
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	2,225	2,534,036
1.100%	03/12/33	EUR	730	801,821
1.450%	09/18/26	EUR	286	336,713
1.750%	04/24/25	EUR	985	1,167,592
3.050%	03/12/51		200	197,681
3.375%	07/30/25	EUR	836	1,046,518
Sr. Unsec’d. Notes, 144A
5.250%	01/08/47		313	402,244
Sr. Unsec’d. Notes, 144A, MTN
5.125%	01/15/45		428	533,461
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	2,895	3,828,674
3.850%	07/18/27		417	457,147
Indonesia Treasury Bond (Indonesia),
Bonds, Series 087
6.500%	02/15/31	IDR	14,834,000	1,051,458
Bonds, Series 092
7.125%	06/15/42	IDR	2,225,000	160,084
Ireland Government Bond (Ireland),
Unsec’d. Notes
0.000%	10/18/31	EUR	1,730	1,923,560
1.100%	05/15/29	EUR	433	533,051
1.500%	05/15/50	EUR	96	126,039
Isle of Man Government International Bond (United Kingdom),
Unsec’d. Notes
5.375%	08/14/34	GBP	400	769,639
5.625%	03/29/30	GBP	200	356,491
Israel Government Bond (Israel),
Bonds, Series 0327
2.000%	03/31/27	ILS	1,985	685,549
Bonds, Series 0330
1.000%	03/31/30	ILS	185	59,375
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds
6.000%	05/01/31	EUR	1,460	2,401,572
Bonds, 144A
2.800%	03/01/67	EUR	160	205,633
Sr. Unsec’d. Notes
0.000%	01/15/24	EUR	851	970,643
0.000%	08/15/24	EUR	888	1,010,070
0.000%	04/01/26	EUR	2,984	3,346,703
Sr. Unsec’d. Notes, 144A
0.600%	08/01/31	EUR	6,505	7,054,053
0.950%	12/01/31	EUR	2,250	2,509,412
0.950%	03/01/37	EUR	435	456,077
1.500%	04/30/45	EUR	354	378,278
1.700%	09/01/51	EUR	205	218,681
3.100%	03/01/40	EUR	839	1,167,787
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.875%	10/17/31	EUR	255	298,093

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24		304	$308,756
2.625%	04/20/22		344	346,274
Japan Government Forty Year Bond (Japan),
Bonds, Series 09
0.400%	03/20/56	JPY	152,750	1,204,888
Japan Government Ten Year Bond (Japan),
Bonds, Series 325
0.800%	09/20/22	JPY	748,750	6,550,504
Bonds, Series 328
0.600%	03/20/23	JPY	800,500	7,017,214
Bonds, Series 337
0.300%	12/20/24	JPY	815,750	7,174,741
Bonds, Series 354
0.100%	03/20/29	JPY	1,301,350	11,442,099
Bonds, Series 361
0.100%	12/20/30	JPY	291,000	2,548,893
Japan Government Thirty Year Bond (Japan),
Bonds, Series 30
2.300%	03/20/39	JPY	387,100	4,433,732
Bonds, Series 32
2.300%	03/20/40	JPY	124,400	1,435,014
Bonds, Series 51
0.300%	06/20/46	JPY	227,050	1,851,477
Bonds, Series 56
0.800%	09/20/47	JPY	288,700	2,624,505
Bonds, Series 65
0.400%	12/20/49	JPY	45,050	364,800
Japan Government Twenty Year Bond (Japan),
Bonds, Series 145
1.700%	06/20/33	JPY	65,950	673,476
Bonds, Series 157
0.200%	06/20/36	JPY	281,950	2,423,735
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	470	534,302
1.550%	11/09/23	EUR	1,310	1,525,388
2.375%	11/09/28	EUR	730	906,861
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, Series 87, 144A
0.900%	06/22/29	EUR	1,148	1,404,814
Sr. Unsec’d. Notes, Series 88, 144A
1.700%	06/22/50	EUR	228	309,903
Unsec’d. Notes, Series 60, 144A
4.250%	03/28/41	EUR	278	521,342
Unsec’d. Notes, Series 91, 144A
0.000%	10/22/27	EUR	395	457,033
Korea Treasury Bond (South Korea),
Bonds, Series 4009
1.500%	09/10/40	KRW	619,470	454,968
Sr. Unsec’d. Notes, Series 2406
1.125%	06/10/24	KRW	655,530	543,227
Sr. Unsec’d. Notes, Series 2603
1.250%	03/10/26	KRW	1,396,050	1,140,573
Sr. Unsec’d. Notes, Series 3106
2.000%	06/10/31	KRW	1,189,560	978,607

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, Series 5103
1.875%	03/10/51	KRW	858,070	$654,453
Malaysia Government Bond (Malaysia),
Bonds, Series 0307
3.502%	05/31/27	MYR	5,171	1,258,007
Mexican Bonos (Mexico), Bonds, Series M20
7.500%	06/03/27	MXN	11,076	542,674
Sr. Unsec’d. Notes, Series M
8.000%	12/07/23	MXN	12,640	626,275
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	1,455	1,606,403
2.250%	08/12/36	EUR	400	439,903
2.659%	05/24/31(a)		770	750,731
3.771%	05/24/61		200	184,223
4.280%	08/14/41		625	648,821
4.750%	04/27/32(a)		657	743,000
Sr. Unsec’d. Notes, MTN
6.050%	01/11/40		198	246,389
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.000%	01/15/27	EUR	504	584,753
0.000%	07/15/31	EUR	306	349,510
0.000%	01/15/38	EUR	1,282	1,416,914
0.000%	01/15/52	EUR	215	222,872
New Zealand Government Bond (New Zealand),
Bonds, Series 0437
2.750%	04/15/37	NZD	355	247,025
Norway Government Bond (Norway),
Sr. Unsec’d. Notes, Series 483, 144A
1.250%	09/17/31	NOK	2,062	224,778
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.870%	07/23/60		200	200,026
3.875%	03/17/28		1,800	1,944,137
6.700%	01/26/36		340	455,289
Sr. Unsub. Notes
2.252%	09/29/32		499	474,504
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	537	122,859
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	1,275	1,386,845
2.392%	01/23/26		30	30,452
2.750%	01/30/26	EUR	1,275	1,599,304
2.783%	01/23/31		1,115	1,110,162
4.125%	08/25/27		90	98,857
6.550%	03/14/37		15	20,441
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.250%	04/28/25	EUR	110	124,696
0.700%	02/03/29	EUR	730	823,516
1.200%	04/28/33	EUR	620	701,271
1.750%	04/28/41	EUR	200	225,964
1.950%	01/06/32		400	393,098

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
0.300%	10/17/31	EUR	355	$397,830
0.900%	10/12/35	EUR	231	267,650
Unsec’d. Notes, 144A
0.700%	10/15/27	EUR	475	563,932
1.000%	04/12/52	EUR	3,040	3,143,812
Province of Alberta (Canada),
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	588	496,815
Unsec’d. Notes
0.625%	04/18/25	EUR	1,619	1,887,140
Province of British Columbia (Canada),
Debentures
4.700%	06/18/37	CAD	235	242,928
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	04/27/26(a)		482	504,153
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	3,003	3,869,325
Unsec’d. Notes
3.450%	06/02/45	CAD	994	921,746
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	04/12/27(a)		464	493,190
Sr. Unsec’d. Notes, Series PD
7.500%	09/15/29(a)		180	251,696
Unsec’d. Notes
3.000%	09/01/23	CAD	4,308	3,515,622
3.500%	12/01/45	CAD	422	397,679
Unsec’d. Notes, Series A, MTN
7.140%	02/27/26		747	913,621
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.400%	04/16/50		200	249,290
Sr. Unsec’d. Notes, 144A
4.000%	03/14/29		810	913,150
4.817%	03/14/49		351	460,834
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	358	457,087
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
0.750%	10/20/26	EUR	423	507,520
0.750%	03/20/51	EUR	166	193,734
0.850%	06/30/2120	EUR	215	212,810
2.400%	05/23/34	EUR	496	716,563
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		3,500	3,578,081
4.000%	10/17/49		330	363,809
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,243	2,097,726
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		3,875	4,795,571
Republic of Poland Government Bond (Poland),
Bonds, Series 0726
2.500%	07/25/26	PLN	1,912	446,666

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Romanian Government International Bond (Romania),
Bonds, 144A
3.624%	05/26/30	EUR	85	$104,938
Sr. Unsec’d. Notes
3.000%	02/14/31		130	131,799
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31		30	30,415
Sr. Unsec’d. Notes, 144A, MTN
2.000%	01/28/32	EUR	15	15,847
2.375%	04/19/27	EUR	295	355,730
3.500%	04/03/34	EUR	115	137,683
3.875%	10/29/35	EUR	685	844,739
Sr. Unsec’d. Notes, EMTN
2.875%	03/11/29	EUR	25	30,267
3.375%	01/28/50	EUR	94	100,990
3.875%	10/29/35	EUR	160	197,311
4.125%	03/11/39	EUR	520	633,412
4.375%	08/22/23		322	338,250
Unsec’d. Notes, 144A
2.000%	04/14/33	EUR	203	210,590
2.750%	04/14/41	EUR	28	28,472
Unsec’d. Notes, EMTN
1.375%	12/02/29	EUR	677	736,096
Russian Federal Bond - OFZ (Russia),
Bonds, Series 6207
8.150%	02/03/27	RUB	44,464	589,582
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
1.850%	11/20/32	EUR	1,800	2,036,766
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
2.000%	07/09/39	EUR	400	480,654
Sr. Unsec’d. Notes, 144A, MTN
2.250%	02/02/33		550	537,073
3.250%	10/26/26		285	303,600
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	1,300	1,464,348
3.450%	02/02/61		200	202,522
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
3.125%	05/15/27	EUR	2,870	3,482,718
Sr. Unsec’d. Notes, 144A
1.650%	03/03/33	EUR	155	164,189
2.125%	12/01/30		1,190	1,115,963
Singapore Government Bond (Singapore),
Bonds
3.500%	03/01/27	SGD	1,022	835,755
Slovenia Government Bond (Slovenia),
Bonds, Series RS76
3.125%	08/07/45	EUR	95	158,250
Spain Government Bond (Spain),
Sr. Unsec’d. Notes
0.000%	05/31/24	EUR	1,502	1,727,548
0.000%	01/31/26	EUR	2,126	2,436,078
Sr. Unsec’d. Notes, 144A
0.100%	04/30/31	EUR	1,830	2,010,601
0.500%	10/31/31	EUR	1,338	1,513,881
0.850%	07/30/37	EUR	203	225,580

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
1.000%	10/31/50(k)	EUR	2,840	$2,932,941
1.200%	10/31/40	EUR	800	920,954
1.500%	04/30/27	EUR	364	448,969
2.900%	10/31/46	EUR	107	164,419
Sr. Unsec’d. Notes, Series 30Y, 144A
2.700%	10/31/48	EUR	567	846,982
State of North Rhine-Westphalia Germany (Germany),
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	494	695,682
States of Guernsey Bond (Guernsey),
Sr. Unsec’d. Notes
3.375%	12/12/46	GBP	100	178,243
Sweden Government Bond (Sweden),
Bonds, Series 1062, 144A
0.125%	05/12/31	SEK	5,860	642,572
Swiss Confederation Government Bond (Switzerland),
Bonds
1.500%	04/30/42	CHF	182	259,949
3.250%	06/27/27	CHF	514	676,792
3.500%	04/08/33	CHF	310	477,833
Thailand Government Bond (Thailand),
Bonds
4.675%	06/29/44	THB	13,146	511,231
Sr. Unsec’d. Notes
4.875%	06/22/29	THB	4,792	176,045
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
6.750%	06/20/26	EUR	3,640	3,942,838
Sr. Unsec’d. Notes, 144A
4.375%	01/27/30	EUR	1,165	1,065,584
7.750%	09/01/22		590	584,652
8.994%	02/01/24		594	592,495
United Kingdom Gilt (United Kingdom),
Bonds
0.125%	01/31/24	GBP	466	623,767
0.250%	07/31/31	GBP	1,312	1,659,588
0.500%	10/22/61	GBP	316	361,416
0.625%	07/31/35	GBP	1,411	1,786,076
0.875%	10/22/29	GBP	1,631	2,211,164
1.250%	07/31/51	GBP	473	656,164
1.500%	07/22/47	GBP	664	964,276
2.500%	07/22/65	GBP	173	362,992
4.250%	12/07/46	GBP	492	1,104,787
Unsec’d. Notes
1.125%	01/31/39	GBP	386	517,733
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27		70	78,652
4.375%	01/23/31		80	92,162
4.975%	04/20/55(a)		225	295,313
5.100%	06/18/50		15	19,886

TOTAL SOVEREIGN BONDS (cost $282,659,874)				269,147,224

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.5%
Federal Home Loan Mortgage Corp.
1.500%	01/01/51		240	231,648
2.000%	12/01/35		688	704,508

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	03/01/51	49	$49,059
2.000%	08/01/51	249	249,255
2.500%	06/01/30	68	70,845
2.500%	07/01/30	34	35,126
2.500%	11/01/35	75	77,540
2.500%	05/01/51	391	402,815
2.500%	09/01/51	322	328,805
2.500%	01/01/52	2,675	2,731,738
3.000%	06/01/30	18	19,418
3.000%	09/01/35	58	61,067
3.000%	01/01/37	39	41,105
3.000%	02/01/37	61	63,643
3.000%	05/01/45	66	69,724
3.000%	08/01/46	176	184,470
3.000%	09/01/46	726	762,412
3.000%	02/01/47	117	123,405
3.500%	10/01/30	18	19,014
3.500%	08/01/42	75	80,810
3.500%	09/01/42	40	43,155
3.500%	01/01/44	76	81,738
3.500%	07/01/45	81	86,822
3.500%	09/01/47	278	295,016
3.500%	11/01/47	510	541,127
3.500%	03/01/48	406	430,132
4.000%	01/01/33	139	148,633
4.000%	09/01/40	201	221,105
4.000%	11/01/40	164	180,331
4.000%	12/01/40	115	125,862
4.000%	06/01/42	39	42,462
4.000%	09/01/44	73	79,828
4.000%	04/01/45	20	22,397
4.000%	05/01/45	49	53,831
4.000%	02/01/46	220	239,484
4.000%	05/01/46	65	70,724
4.000%	01/01/47	83	91,212
4.000%	07/01/48	245	261,522
4.500%	12/01/34	18	20,268
4.500%	12/01/40	67	74,573
4.500%	03/01/41	96	105,642
4.500%	07/01/41	27	29,944
4.500%	07/01/41	125	136,420
4.500%	03/01/42	122	135,276
4.500%	03/01/44	38	41,852
4.500%	06/01/44	89	97,494
4.500%	12/01/45	67	74,116
5.000%	05/01/38	98	111,709
5.000%	02/01/42	97	109,762
5.500%	06/01/41	33	37,934
5.500%	09/01/41	141	160,845
6.250%	07/15/32(k)	315	453,399
6.750%	03/15/31(k)	1,335	1,913,803
Federal Home Loan Mortgage Corp., MTN
1.798%(s)	12/14/29(k)	510	443,648
Federal National Mortgage Assoc.
1.500%	09/01/36	485	486,522
1.500%	10/01/36	49	49,086
1.500%	11/01/36	173	173,400
2.000%	07/01/30	37	38,023

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
2.000%	04/01/31	29	$29,504
2.000%	09/01/36	240	246,320
2.000%	10/01/36	97	99,712
2.000%	07/01/50	107	106,926
2.000%	09/01/50	753	751,428
2.000%	03/01/51	118	117,637
2.000%	03/01/51	140	140,196
2.000%	05/01/51	1,250	1,247,219
2.000%	05/01/51	2,309	2,310,639
2.000%	07/01/51	657	655,315
2.000%	08/01/51	3,948	3,939,372
2.000%	01/01/52	500	498,921
2.500%	TBA	12,000	12,242,870
2.500%	05/01/30	48	49,710
2.500%	06/01/30	18	18,333
2.500%	07/01/30	38	39,109
2.500%	07/01/30	45	46,688
2.500%	07/01/30	47	48,897
2.500%	05/01/36	609	631,514
2.500%	09/01/36	240	248,980
2.500%	04/01/37	347	356,221
2.500%	11/01/50	369	377,927
2.500%	05/01/51	1,352	1,386,950
2.500%	07/01/51	535	546,718
2.500%	11/01/51	448	461,486
2.500%	12/01/51	250	257,558
3.000%	TBA	5,500	5,689,419
3.000%	06/01/30	55	57,400
3.000%	07/01/30	38	40,456
3.000%	07/01/30	81	85,270
3.000%	09/01/30	40	42,487
3.000%	11/01/30	19	19,992
3.000%	03/01/31	63	66,570
3.000%	06/01/32	105	110,537
3.000%	07/01/33	63	66,244
3.000%	03/01/35	19	19,698
3.000%	09/01/35	33	34,392
3.000%	02/01/37	31	32,806
3.000%	11/01/43	340	358,219
3.000%	05/01/45	252	265,050
3.000%	06/01/45	174	184,835
3.000%	07/01/45	51	53,883
3.000%	08/01/45	158	165,906
3.000%	01/01/46	27	27,837
3.000%	04/01/46	246	258,616
3.000%	10/01/46	60	62,589
3.000%	10/01/46	94	98,356
3.000%	11/01/46	224	234,889
3.000%	12/01/46	92	97,068
3.000%	12/01/46	377	395,606
3.000%	12/01/47	342	361,034
3.000%	08/01/51	289	300,307
3.500%	12/01/29	29	30,514
3.500%	05/01/30	22	23,196
3.500%	10/01/30	42	43,820
3.500%	02/01/36	90	96,265
3.500%	02/01/37	28	30,264
3.500%	05/01/42	69	74,346

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.500%	07/01/42	136	$145,253
3.500%	09/01/42	170	183,833
3.500%	09/01/42	963	1,040,328
3.500%	06/01/43	175	188,769
3.500%	12/01/46	334	355,544
3.500%	02/01/47	129	137,465
3.500%	08/01/47	44	47,195
3.500%	09/01/47	190	201,290
3.500%	09/01/47	259	274,353
3.500%	01/01/48	600	637,530
3.500%	03/01/48	238	251,831
3.500%	11/01/48	199	210,256
3.500%	09/01/57	406	435,020
3.500%	05/01/58	159	171,120
4.000%	04/01/35	39	41,619
4.000%	09/01/40	101	111,292
4.000%	03/01/41	70	76,691
4.000%	11/01/42	92	100,937
4.000%	06/01/44	38	41,603
4.000%	03/01/45	27	29,605
4.000%	01/01/46	79	86,011
4.000%	03/01/46	152	165,775
4.000%	04/01/47	93	100,477
4.000%	07/01/47	175	187,082
4.000%	07/01/47	335	365,376
4.000%	09/01/47	109	116,467
4.000%	10/01/47	383	415,823
4.000%	11/01/47	97	105,751
4.000%	12/01/47	221	236,354
4.000%	11/01/48	86	93,061
4.000%	02/01/49	293	314,416
4.500%	05/01/39	121	133,948
4.500%	08/01/40	36	38,841
4.500%	12/01/40	173	190,790
4.500%	02/01/41	30	33,395
4.500%	06/01/41	86	94,082
4.500%	09/01/41	18	19,454
4.500%	01/01/42	48	52,674
4.500%	01/01/43	47	52,196
4.500%	03/01/44	23	25,159
4.500%	06/01/48	257	274,807
4.500%	01/01/51	199	220,885
5.000%	05/01/38	51	57,720
5.500%	07/01/38	27	30,472
5.500%	05/01/39	34	38,664
5.500%	05/01/40	20	22,836
5.500%	07/01/41	45	51,587
5.500%	09/01/41	34	38,675
6.000%	02/01/36	19	21,851
6.000%	11/01/38	19	21,608
6.000%	09/01/39	44	50,710
6.000%	06/01/40	26	29,657
6.250%	05/15/29(k)	1,100	1,461,289
6.625%	11/15/30(k)	465	656,076
7.125%	01/15/30(k)	165	233,877
Freddie Mac Coupon Strips
2.056%(s)	07/15/32	179	142,449

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
Government National Mortgage Assoc.
2.000%	11/20/50	288	$289,061
2.500%	01/20/47	39	39,747
2.500%	05/20/51	2,444	2,506,092
2.500%	09/20/51	370	379,327
2.500%	12/20/51	3,350	3,434,870
3.000%	11/20/43	162	170,179
3.000%	01/15/45	24	25,472
3.000%	03/15/45	26	27,170
3.000%	01/20/47	230	240,217
3.000%	06/20/47	352	368,009
3.000%	08/20/47	144	149,899
3.000%	07/20/51	333	345,177
3.000%	09/20/51	196	203,175
3.000%	12/20/51	225	233,790
3.500%	09/15/41	13	13,591
3.500%	11/15/41	7	7,525
3.500%	02/15/42	9	9,662
3.500%	03/15/42	28	29,887
3.500%	05/15/42	9	10,130
3.500%	06/15/42	6	6,006
3.500%	07/15/42	6	5,949
3.500%	07/15/42	13	14,003
3.500%	07/15/42	14	14,727
3.500%	01/15/43	6	6,417
3.500%	02/15/43	10	10,269
3.500%	04/15/43	26	27,871
3.500%	05/20/43	262	280,533
3.500%	07/15/43	30	33,218
3.500%	12/15/43	38	42,589
3.500%	04/15/45	24	25,959
3.500%	03/20/47	130	137,130
3.500%	07/20/47	799	838,746
3.500%	08/20/47	189	198,602
3.500%	09/20/47	37	39,400
3.500%	11/20/47	30	31,205
3.500%	12/20/47	28	29,449
3.500%	03/20/48	103	108,294
3.500%	08/20/48	407	426,347
3.500%	09/20/48	687	720,563
4.000%	01/20/40	41	44,591
4.000%	10/20/40	34	36,712
4.000%	02/20/41	46	49,824
4.000%	03/15/44	48	52,759
4.000%	01/20/46	72	77,925
4.000%	02/20/46	25	26,973
4.000%	03/20/46	114	121,372
4.000%	12/20/46	176	186,717
4.000%	07/20/47	231	245,980
4.000%	12/20/47	161	171,146
4.000%	01/20/48	554	590,671
4.500%	05/20/40	107	117,399
4.500%	12/20/40	112	123,251
4.500%	10/15/41	26	29,245
4.500%	07/20/44	103	113,725
4.500%	04/20/45	119	131,626
4.500%	11/20/46	32	35,170
4.500%	08/20/48	144	152,720

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
5.000%	06/15/38	15	$17,676
5.000%	06/15/39	26	29,580
5.000%	12/15/39	21	24,054
5.000%	03/15/44	89	102,628
Tennessee Valley Authority Generic Strips, Bonds
2.149%(s)	09/15/30	560	458,684
2.338%(s)	03/15/33	129	98,550

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $76,027,480)			75,680,589

U.S. TREASURY OBLIGATIONS — 2.3%
U.S. Treasury Bonds
1.125%	08/15/40	11,335	9,891,559
1.250%	05/15/50	5,755	4,892,649
1.375%	11/15/40	1,984	1,806,680
1.375%	08/15/50	6,545	5,739,147
1.750%	08/15/41	10,376	10,053,371
1.875%	02/15/41	9,975	9,867,457
1.875%	02/15/51(k)	2,265	2,243,766
2.000%	11/15/41	2,445	2,472,124
2.000%	08/15/51	9,083	9,273,175
2.250%	05/15/41(h)	24,495	25,712,095
2.375%	05/15/51(h)(k)	2,750	3,040,898
2.500%	02/15/45	16,944	18,648,550
2.500%	05/15/46	90	99,534
2.750%	08/15/47(k)	17,785	20,716,746
2.750%	11/15/47	400	466,250
2.875%	05/15/43	2,635	3,063,187
3.000%	11/15/44	170	202,911
3.000%	05/15/45	1,095	1,310,920
3.000%	11/15/45	855	1,028,004
3.000%	02/15/48	12,480	15,245,100
3.125%	08/15/44	375	455,801
3.375%	11/15/48	4,035	5,283,328
3.625%	08/15/43	12,375	16,058,496
3.625%	02/15/44	210	273,394
3.750%	11/15/43	215	284,472
U.S. Treasury Notes
0.125%	06/30/22	90	89,961
0.125%	02/15/24(h)	2,877	2,839,464
0.250%	05/15/24	3,279	3,234,426
0.250%	09/30/25(k)	2,600	2,517,937
0.375%	03/31/22	1,945	1,946,292
0.375%	07/15/24	3,135	3,096,302
0.375%	08/15/24	2,227	2,197,597
0.375%	01/31/26	1,694	1,639,474
0.625%	12/31/27	6,495	6,216,425
0.750%	04/30/26	2,286	2,241,352
0.875%	06/30/26	39,980	39,355,312
1.250%	08/31/24	7,205	7,271,421
1.250%	03/31/28	6,780	6,722,264
1.250%	04/30/28	11,885	11,781,006
1.250%	05/31/28	2,625	2,600,186
1.250%	06/30/28(h)(k)	52,895	52,370,183
1.250%	09/30/28	505	499,240
1.250%	08/15/31	15	14,670
1.375%	11/15/31	655	646,813
1.500%	01/31/22	265	265,269

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
1.500%	11/30/24	444	$451,042
1.500%	11/30/28(h)	9,550	9,590,289
1.625%	10/31/26	687	698,915
1.750%	04/30/22	250	251,309
1.750%	07/15/22	630	635,070
2.000%	02/15/25	42	43,267
2.125%	05/31/26	9	9,351
2.625%	12/31/25	122	129,015
2.875%	05/15/28	2,495	2,718,965
3.125%	11/15/28	1,805	2,006,934
U.S. Treasury Strips Coupon
1.911%(s)	05/15/39	105	74,279
1.917%(s)	02/15/38(k)	625	456,812
1.961%(s)	11/15/40(k)	5,785	3,930,184
1.964%(s)	08/15/41(h)(k)	7,655	5,089,080
2.022%(s)	11/15/41	30	19,804
2.040%(s)	08/15/42	20	13,020
2.052%(s)	11/15/43	245	155,259
2.054%(s)	02/15/45	45	27,747
2.069%(s)	05/15/43(k)	3,015	1,927,951
2.073%(s)	02/15/43	4,385	2,820,446
2.107%(s)	11/15/44	180	112,064
2.117%(s)	05/15/44(k)	1,220	766,408
2.119%(s)	08/15/45	6,235	3,818,937
2.123%(s)	08/15/44(k)	600	374,555
2.125%(s)	05/15/45(k)	640	393,350
U.S. Treasury Strips Principal
2.053%(s)	11/15/50	4,931	2,821,842

TOTAL U.S. TREASURY OBLIGATIONS (cost $359,145,194)			355,011,103

TOTAL LONG-TERM INVESTMENTS (cost $11,358,056,986)			12,282,789,737

		Shares

SHORT-TERM INVESTMENTS — 20.6%
AFFILIATED MUTUAL FUNDS — 19.5%
PGIM Core Ultra Short Bond Fund(wd)		2,882,240,930	2,882,240,930
PGIM Institutional Money Market Fund (cost $107,471,292; includes $107,463,589 of cash collateral for securities on loan)(b)(wd)		107,546,575	107,471,292

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,989,712,222)			2,989,712,222

Interest Rate	Maturity Date	Principal Amount (000)#

CORPORATE BOND — 0.0%
Electric
Pacific Gas & Electric Co.,
First Mortgage, SOFR + 1.150%
1.200%(c)	11/14/22	540,000	545,325

(cost $540,011)

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FOREIGN TREASURY OBLIGATION(n) — 0.1%
Canadian Treasury Bills
0.040%	01/06/22	CAD	13,929	$11,011,282

(cost $10,843,849)

U.S. TREASURY OBLIGATIONS(n) — 0.9%
U.S. Treasury Bills
0.020%	01/25/22		3,550	3,549,942
0.043%	03/17/22(k)		136,400	136,384,719

TOTAL U.S. TREASURY OBLIGATIONS (cost $139,937,853)				139,934,661

		Shares

UNAFFILIATED FUNDS — 0.1%
Fidelity Investments Money Market Funds - Treasury Only Portfolio (Institutional Shares)			3,278,724	3,278,724
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)			12,598,921	12,598,921

TOTAL UNAFFILIATED FUNDS (cost $15,877,645)				15,877,645

OPTIONS PURCHASED*~ — 0.0% (cost $291,626)				126,241

TOTAL SHORT-TERM INVESTMENTS (cost $3,157,203,206)				3,157,207,376

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—100.8% (cost $14,515,260,192)				15,439,997,113

OPTIONS WRITTEN*~ — (0.0)% (premiums received $297,486)				(378,386)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—100.8% (cost $14,514,962,706)				15,439,618,727
Liabilities in excess of other assets(z) — (0.8)%				(122,982,885)

NET ASSETS — 100.0%				$15,316,635,842

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $23,245,219 and 0.2% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $105,072,255; cash collateral of $107,463,589 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	34,260	$—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	32,360	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	32,200	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,190	—
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	49,240	—
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	34,260	26,332
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	32,360	24,872
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	32,200	24,749
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	16,190	12,443
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.58%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	49,240	37,845

Total Options Purchased (cost $291,626)								$126,241

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	34,260	$(69,536)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	32,360	(65,680)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	32,200	(65,355)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	16,190	(32,860)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.53%	CDX.NA.IG.37.V1(Q)	1.00%(Q)	49,240	(99,940)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.73%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	32,200	(9,725)
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	34,260	(9,156)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	32,360	(8,648)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	16,190	(4,327)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.75%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	49,240	(13,159)

Total Options Written (premiums received $297,486)								$(378,386)

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
19	90 Day Euro Euribor	Dec. 2022	$5,424,910	$1,065
859	2 Year U.S. Treasury Notes	Mar. 2022	187,409,641	(102,623)
4,657	5 Year U.S. Treasury Notes	Mar. 2022	563,387,840	1,787,630
41	10 Year Australian Treasury Bonds	Mar. 2022	4,151,299	(10,154)
62	10 Year Canadian Government Bonds	Mar. 2022	6,990,347	27,879
2	10 Year Japanese Bonds	Mar. 2022	2,635,660	(6,362)
81	10 Year U.K. Gilt	Mar. 2022	13,693,730	(62,780)
904	10 Year U.S. Treasury Notes	Mar. 2022	117,943,750	669,514
823	20 Year U.S. Treasury Bonds	Mar. 2022	132,040,063	1,370,451
452	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	89,100,500	276,094
27	Euro Schatz Index	Mar. 2022	3,443,746	(4,648)
10	Euro-OAT	Mar. 2022	1,857,463	(30,964)
4,589	Mini MSCI EAFE Index	Mar. 2022	532,737,010	9,197,733
1,090	Russell 2000 E-Mini Index	Mar. 2022	122,232,600	1,851,424
6,762	S&P 500 E-Mini Index	Mar. 2022	1,608,848,850	18,931,717

				33,895,976

Short Positions:
2,782	2 Year U.S. Treasury Notes	Mar. 2022	606,954,159	467,903
17	5 Year Canadian Government Bonds	Mar. 2022	1,646,176	(17,386)
333	5 Year Euro-Bobl	Mar. 2022	50,514,015	361,824

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
5	5 Year U.S. Treasury Notes	Mar. 2022	$604,883	$(442)
217	10 Year Euro-Bund	Mar. 2022	42,337,729	695,996
120	10 Year U.K. Gilt	Mar. 2022	20,287,007	284,558
86	10 Year U.S. Treasury Notes	Mar. 2022	11,220,313	18,207
250	10 Year U.S. Ultra Treasury Notes	Mar. 2022	36,609,376	(394,236)
32	20 Year U.S. Treasury Bonds	Mar. 2022	5,134,000	62,546
31	30 Year Euro Buxl	Mar. 2022	7,296,578	314,884
50	British Pound Currency	Mar. 2022	4,228,438	(96,001)
278	Euro Currency	Mar. 2022	39,623,688	(284,220)
338	Euro Schatz Index	Mar. 2022	43,110,600	71,173
37	Euro-OAT	Mar. 2022	6,872,612	86,834
5	FTSE Bursa Malaysia KLCI Index	Mar. 2022	836,854	9,925

				1,581,565

				$35,477,541

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/11/22	Bank of America, N.A.	AUD	430	$305,509	$312,857	$7,348	$—
Expiring 01/11/22	Citibank, N.A.	AUD	860	611,449	625,713	14,264	—
Expiring 01/11/22	Citibank, N.A.	AUD	316	225,070	229,914	4,844	—
Expiring 01/11/22	Citibank, N.A.	AUD	154	110,185	112,046	1,861	—
Expiring 01/11/22	Deutsche Bank AG	AUD	714	503,973	519,488	15,515	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	815	587,142	592,972	5,830	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	765	547,991	556,593	8,602	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	515	368,908	374,701	5,793	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	448	320,938	325,953	5,015	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	386	277,065	280,844	3,779	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	384	274,815	279,388	4,573	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	217	154,296	157,883	3,587	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	214	155,260	155,701	441	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	194	138,650	141,149	2,499	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	194	138,721	141,150	2,429	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	143	101,756	104,043	2,287	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	78	56,369	56,750	381	—
Expiring 01/19/22	BNP Paribas S.A.	AUD	571	429,184	415,619	—	(13,565)
Expiring 01/19/22	HSBC Bank PLC	AUD	519	381,750	377,521	—	(4,229)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	243	182,143	176,638	—	(5,505)
Brazilian Real,
Expiring 01/04/22	Bank of America, N.A.	BRL	1,945	348,535	348,913	378	—
Expiring 01/04/22	Citibank, N.A.	BRL	2,260	403,869	405,421	1,552	—
Expiring 01/04/22	Citibank, N.A.	BRL	2,135	379,158	382,997	3,839	—
Expiring 02/02/22	Citibank, N.A.	BRL	14,039	2,486,808	2,500,791	13,983	—
Expiring 02/02/22	Citibank, N.A.	BRL	120	21,091	21,377	286	—
British Pound,
Expiring 01/11/22	Deutsche Bank AG	GBP	275	366,580	372,218	5,638	—
Expiring 01/11/22	Deutsche Bank AG	GBP	173	229,127	234,159	5,032	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	GBP	184	248,512	249,047	535	—
Expiring 01/12/22	Morgan Stanley & Co. International PLC	GBP	3,125	4,133,156	4,229,730	96,574	—
Expiring 01/19/22	HSBC Bank PLC	GBP	193	261,697	261,512	—	(185)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	GBP	1,096	1,507,380	1,482,840	—	(24,540)

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 02/04/22	Deutsche Bank AG	GBP	286	$387,365	$387,077	$—	$(288)
Canadian Dollar,
Expiring 01/11/22	Bank of America, N.A.	CAD	2,035	1,580,064	1,608,745	28,681	—
Expiring 01/11/22	Bank of America, N.A.	CAD	20	15,661	15,811	150	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CAD	890	689,751	703,579	13,828	—
Chilean Peso,
Expiring 01/11/22	Citibank, N.A.	CLP	159,200	191,438	186,600	—	(4,838)
Chinese Renminbi,
Expiring 01/11/22	Bank of America, N.A.	CNH	9,692	1,516,982	1,523,563	6,581	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	2,080	325,686	326,972	1,286	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	1,472	230,475	231,395	920	—
Expiring 02/18/22	JPMorgan Chase Bank, N.A.	CNH	5,549	864,000	869,935	5,935	—
Colombian Peso,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	COP	1,711,843	427,000	417,478	—	(9,522)
Czech Koruna,
Expiring 01/11/22	Bank of America, N.A.	CZK	3,450	153,197	157,736	4,539	—
Expiring 01/11/22	Citibank, N.A.	CZK	7,600	340,781	347,476	6,695	—
Expiring 01/11/22	Citibank, N.A.	CZK	5,820	259,728	266,094	6,366	—
Expiring 01/19/22	BNP Paribas S.A.	CZK	6,835	308,000	312,288	4,288	—
Expiring 01/19/22	Citibank, N.A.	CZK	9,403	430,000	429,578	—	(422)
Expiring 01/19/22	HSBC Bank PLC	CZK	10,846	488,000	495,535	7,535	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	9,404	431,000	429,640	—	(1,360)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	7,146	326,000	326,497	497	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	5,376	243,000	245,599	2,599	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CZK	13,378	610,000	611,211	1,211	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CZK	7,270	329,000	332,130	3,130	—
Euro,
Expiring 01/11/22	Bank of America, N.A.	EUR	1,367	1,544,462	1,556,667	12,205	—
Expiring 01/11/22	Citibank, N.A.	EUR	953	1,075,438	1,085,225	9,787	—
Expiring 01/11/22	Citibank, N.A.	EUR	322	364,837	366,677	1,840	—
Expiring 01/11/22	Citibank, N.A.	EUR	199	224,250	226,611	2,361	—
Expiring 01/11/22	Citibank, N.A.	EUR	61	68,695	69,464	769	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	321	361,969	365,538	3,569	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	100	113,108	113,875	767	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	29	32,941	33,024	83	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	12	13,631	13,665	34	—
Expiring 01/12/22	Citibank, N.A.	EUR	938	1,058,706	1,068,123	9,417	—
Expiring 01/19/22	Goldman Sachs International	EUR	206	239,441	235,166	—	(4,275)
Expiring 01/19/22	HSBC Bank PLC	EUR	730	830,315	831,313	998	—
Expiring 02/04/22	Deutsche Bank AG	EUR	899	1,022,998	1,024,229	1,231	—
Hungarian Forint,
Expiring 01/11/22	Citibank, N.A.	HUF	67,600	207,070	208,121	1,051	—
Expiring 01/11/22	Deutsche Bank AG	HUF	32,916	101,951	101,339	—	(612)
Expiring 01/19/22	Barclays Bank PLC	HUF	168,739	518,000	519,126	1,126	—
Expiring 01/19/22	BNP Paribas S.A.	HUF	86,548	266,710	266,267	—	(443)
Expiring 01/19/22	Citibank, N.A.	HUF	279,277	865,000	859,201	—	(5,799)
Expiring 01/19/22	Citibank, N.A.	HUF	83,852	261,000	257,972	—	(3,028)
Expiring 01/19/22	Goldman Sachs International	HUF	170,321	523,000	523,994	994	—
Expiring 01/19/22	Goldman Sachs International	HUF	99,746	321,000	306,869	—	(14,131)
Expiring 01/19/22	Goldman Sachs International	HUF	72,026	231,216	221,590	—	(9,626)
Expiring 01/19/22	HSBC Bank PLC	HUF	128,055	411,000	393,964	—	(17,036)
Expiring 01/19/22	HSBC Bank PLC	HUF	108,481	349,000	333,745	—	(15,255)
Expiring 01/19/22	HSBC Bank PLC	HUF	104,881	336,000	322,667	—	(13,333)
Expiring 01/19/22	HSBC Bank PLC	HUF	84,281	261,000	259,293	—	(1,707)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	116,981	357,840	359,895	2,055	—

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	68,645	$210,160	$211,186	$1,026	$—
Indian Rupee,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	36,880	490,605	494,452	3,847	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	354,566	4,664,917	4,715,327	50,410	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	138,550	1,855,000	1,842,556	—	(12,444)
Indonesian Rupiah,
Expiring 01/11/22	Deutsche Bank AG	IDR	2,134,000	149,660	149,889	229	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	19,430,601	1,336,999	1,355,012	18,013	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	17,162,180	1,190,000	1,196,821	6,821	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	IDR	15,557,400	1,075,000	1,084,910	9,910	—
Japanese Yen,
Expiring 01/11/22	Citibank, N.A.	JPY	52,600	460,507	457,309	—	(3,198)
Expiring 01/11/22	Citibank, N.A.	JPY	41,200	363,551	358,196	—	(5,355)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	41,300	365,822	359,065	—	(6,757)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	37,100	327,456	322,550	—	(4,906)
Expiring 01/19/22	Barclays Bank PLC	JPY	84,650	744,941	736,006	—	(8,935)
Expiring 01/19/22	Barclays Bank PLC	JPY	39,757	349,873	345,677	—	(4,196)
Mexican Peso,
Expiring 01/11/22	Citibank, N.A.	MXN	11,010	512,064	536,746	24,682	—
Expiring 01/11/22	Citibank, N.A.	MXN	5,910	285,252	288,117	2,865	—
Expiring 01/11/22	Citibank, N.A.	MXN	4,260	204,997	207,679	2,682	—
Expiring 03/16/22	HSBC Bank PLC	MXN	9,249	431,000	445,702	14,702	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	10,312	475,220	496,950	21,730	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	MXN	10,312	475,703	496,951	21,248	—
New Zealand Dollar,
Expiring 01/11/22	Citibank, N.A.	NZD	435	296,750	297,893	1,143	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	685	466,074	469,097	3,023	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	535	363,131	366,375	3,244	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	500	339,595	342,408	2,813	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	371	251,857	254,066	2,209	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	53	35,978	36,295	317	—
Expiring 01/19/22	Goldman Sachs International	NZD	276	198,380	189,323	—	(9,057)
Norwegian Krone,
Expiring 01/11/22	Deutsche Bank AG	NOK	19,470	2,136,086	2,210,403	74,317	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	5,820	639,522	660,736	21,214	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	4,340	480,232	492,715	12,483	—
Peruvian Nuevo Sol,
Expiring 01/11/22	Bank of America, N.A.	PEN	320	78,679	80,136	1,457	—
Philippine Peso,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	PHP	12,970	259,504	252,768	—	(6,736)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	46,695	922,000	903,016	—	(18,984)
Polish Zloty,
Expiring 01/11/22	Bank of America, N.A.	PLN	1,310	319,216	324,914	5,698	—
Expiring 01/11/22	Citibank, N.A.	PLN	1,060	257,512	262,907	5,395	—
Expiring 01/11/22	Citibank, N.A.	PLN	805	197,459	199,661	2,202	—
Expiring 01/11/22	Deutsche Bank AG	PLN	200	48,242	49,605	1,363	—
Expiring 01/19/22	Barclays Bank PLC	PLN	2,799	698,000	693,893	—	(4,107)
Expiring 01/19/22	Barclays Bank PLC	PLN	2,077	510,000	514,889	4,889	—
Expiring 01/19/22	Barclays Bank PLC	PLN	1,297	325,000	321,421	—	(3,579)
Expiring 01/19/22	BNP Paribas S.A.	PLN	1,346	333,568	333,569	1	—
Expiring 01/19/22	Citibank, N.A.	PLN	1,572	398,000	389,552	—	(8,448)
Expiring 01/19/22	Goldman Sachs International	PLN	1,720	433,000	426,259	—	(6,741)
Expiring 01/19/22	Goldman Sachs International	PLN	1,706	430,000	422,780	—	(7,220)
Expiring 01/19/22	Goldman Sachs International	PLN	1,643	411,000	407,258	—	(3,742)
Expiring 01/19/22	Goldman Sachs International	PLN	1,296	326,000	321,342	—	(4,658)

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty (cont’d.),
Expiring 01/19/22	Goldman Sachs International	PLN	1,099	$276,489	$272,398	$—	$(4,091)
Expiring 01/19/22	HSBC Bank PLC	PLN	3,749	911,400	929,250	17,850	—
Expiring 01/19/22	HSBC Bank PLC	PLN	2,731	669,000	676,939	7,939	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	PLN	2,880	707,000	713,912	6,912	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	PLN	2,044	490,000	506,650	16,650	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	1,736	425,000	430,210	5,210	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	1,271	322,000	314,998	—	(7,002)
Russian Ruble,
Expiring 03/16/22	Citibank, N.A.	RUB	39,138	520,800	514,607	—	(6,193)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	143,079	1,865,261	1,881,277	16,016	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	31,786	421,000	417,936	—	(3,064)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	25,585	339,000	336,408	—	(2,592)
South African Rand,
Expiring 01/11/22	Citibank, N.A.	ZAR	31,720	1,985,006	1,987,558	2,552	—
Expiring 01/11/22	Deutsche Bank AG	ZAR	3,240	205,180	203,016	—	(2,164)
Expiring 03/16/22	Barclays Bank PLC	ZAR	8,426	525,000	523,120	—	(1,880)
Expiring 03/16/22	Barclays Bank PLC	ZAR	7,918	491,000	491,611	611	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	8,075	493,000	501,332	8,332	—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	10,394	641,000	645,320	4,320	—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	3,291	205,554	204,323	—	(1,231)
South Korean Won,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	224,370	191,018	188,613	—	(2,405)
Swedish Krona,
Expiring 01/11/22	Citibank, N.A.	SEK	11,195	1,227,198	1,239,011	11,813	—
Expiring 01/11/22	Citibank, N.A.	SEK	3,290	361,698	364,121	2,423	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	3,300	362,318	365,228	2,910	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	2,350	260,456	260,087	—	(369)
Swiss Franc,
Expiring 01/11/22	Bank of America, N.A.	CHF	165	179,139	181,130	1,991	—
Thai Baht,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	20,097	601,000	601,461	461	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	THB	39,277	1,178,000	1,175,466	—	(2,534)
Turkish Lira,
Expiring 01/11/22	Bank of America, N.A.	TRY	895	78,234	67,078	—	(11,156)
Expiring 01/11/22	Bank of America, N.A.	TRY	895	78,647	67,078	—	(11,569)
Expiring 01/11/22	Bank of America, N.A.	TRY	827	69,234	61,982	—	(7,252)
Expiring 01/11/22	Bank of America, N.A.	TRY	603	50,822	45,194	—	(5,628)
Expiring 01/11/22	Bank of America, N.A.	TRY	396	33,097	29,680	—	(3,417)
Expiring 01/11/22	Citibank, N.A.	TRY	1,249	85,140	93,610	8,470	—
Expiring 01/11/22	Citibank, N.A.	TRY	911	62,168	68,277	6,109	—
Expiring 01/11/22	Deutsche Bank AG	TRY	3,880	308,573	290,797	—	(17,776)

				$82,107,737	$82,548,547	799,895	(359,085)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/11/22	Bank of America, N.A.	AUD	258	$181,728	$187,713	$—	$(5,985)
Expiring 01/11/22	Deutsche Bank AG	AUD	11,750	8,293,667	8,548,989	—	(255,322)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	2,290	1,630,469	1,666,144	—	(35,675)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	755	547,979	549,318	—	(1,339)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	515	362,509	374,700	—	(12,191)
Expiring 01/19/22	BNP Paribas S.A.	AUD	684	493,000	497,478	—	(4,478)

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/19/22	Citibank, N.A.	AUD	134	$100,352	$97,556	$2,796	$—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	1,945	1,433,061	1,414,870	18,191	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	1,571	1,157,439	1,142,747	14,692	—
Brazilian Real,
Expiring 01/04/22	Bank of America, N.A.	BRL	1,945	338,032	348,913	—	(10,881)
Expiring 01/04/22	Citibank, N.A.	BRL	2,330	406,277	417,978	—	(11,701)
Expiring 01/04/22	Citibank, N.A.	BRL	1,945	348,535	348,913	—	(378)
Expiring 01/04/22	Citibank, N.A.	BRL	120	21,239	21,527	—	(288)
Expiring 02/02/22	JPMorgan Chase Bank, N.A.	BRL	1,870	330,000	333,166	—	(3,166)
British Pound,
Expiring 01/11/22	Bank of America, N.A.	GBP	13,399	17,793,269	18,135,772	—	(342,503)
Expiring 01/11/22	Bank of America, N.A.	GBP	1,374	1,824,610	1,859,732	—	(35,122)
Expiring 01/11/22	Bank of America, N.A.	GBP	397	527,198	537,346	—	(10,148)
Expiring 01/11/22	Citibank, N.A.	GBP	461	614,398	623,972	—	(9,574)
Expiring 01/11/22	Citibank, N.A.	GBP	262	347,328	354,622	—	(7,294)
Expiring 01/11/22	Citibank, N.A.	GBP	112	149,081	151,594	—	(2,513)
Expiring 01/11/22	Deutsche Bank AG	GBP	322	426,355	435,833	—	(9,478)
Expiring 01/12/22	HSBC Bank PLC	GBP	10,658	14,262,859	14,426,182	—	(163,323)
Expiring 01/19/22	Barclays Bank PLC	GBP	12,013	16,332,727	16,259,789	72,938	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	GBP	2,866	3,793,046	3,878,525	—	(85,479)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	GBP	281	372,278	380,136	—	(7,858)
Canadian Dollar,
Expiring 01/06/22	Citibank, N.A.	CAD	13,929	10,843,233	11,011,465	—	(168,232)
Expiring 01/11/22	Bank of America, N.A.	CAD	16,213	12,695,268	12,816,997	—	(121,729)
Expiring 01/11/22	Citibank, N.A.	CAD	540	422,675	426,891	—	(4,216)
Expiring 01/11/22	Citibank, N.A.	CAD	465	362,692	367,600	—	(4,908)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	CAD	400	314,809	316,215	—	(1,406)
Expiring 01/19/22	Goldman Sachs International	CAD	1,300	1,049,678	1,027,426	22,252	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CAD	357	286,474	282,371	4,103	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CAD	318	255,174	251,487	3,687	—
Chilean Peso,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CLP	88,600	104,883	103,849	1,034	—
Chinese Renminbi,
Expiring 01/11/22	Bank of America, N.A.	CNH	1,727	270,308	271,481	—	(1,173)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	2,862	448,252	449,901	—	(1,649)
Expiring 02/07/22	Deutsche Bank AG	CNH	1,806	283,360	283,349	11	—
Expiring 02/18/22	Barclays Bank PLC	CNH	35,736	5,565,682	5,602,859	—	(37,177)
Expiring 02/18/22	Barclays Bank PLC	CNH	17,396	2,709,300	2,727,397	—	(18,097)
Expiring 02/18/22	BNP Paribas S.A.	CNH	993	154,805	155,615	—	(810)
Expiring 02/18/22	HSBC Bank PLC	CNH	8,172	1,275,000	1,281,328	—	(6,328)
Expiring 02/18/22	HSBC Bank PLC	CNH	2,795	435,000	438,209	—	(3,209)
Expiring 02/18/22	Morgan Stanley & Co. International PLC	CNH	9,683	1,515,000	1,518,172	—	(3,172)
Colombian Peso,
Expiring 01/11/22	Citibank, N.A.	COP	231,786	57,528	56,934	594	—
Expiring 03/16/22	BNP Paribas S.A.	COP	1,620,942	407,185	395,309	11,876	—
Expiring 03/16/22	Goldman Sachs International	COP	2,576,590	647,466	628,369	19,097	—
Czech Koruna,
Expiring 01/11/22	Bank of America, N.A.	CZK	12,080	536,412	552,303	—	(15,891)
Expiring 01/11/22	Bank of America, N.A.	CZK	6,210	274,033	283,924	—	(9,891)
Expiring 01/19/22	Barclays Bank PLC	CZK	24,839	1,126,716	1,134,836	—	(8,120)
Expiring 01/19/22	Barclays Bank PLC	CZK	17,318	767,000	791,223	—	(24,223)
Expiring 01/19/22	HSBC Bank PLC	CZK	17,703	788,000	808,789	—	(20,789)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	11,679	512,000	533,591	—	(21,591)
Danish Krone,
Expiring 01/11/22	Deutsche Bank AG	DKK	1,560	237,255	238,878	—	(1,623)

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Danish Krone (cont’d.),
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	DKK	1,684	$256,653	$257,866	$—	$(1,213)
Euro,
Expiring 01/11/22	Bank of America, N.A.	EUR	952	1,079,410	1,084,088	—	(4,678)
Expiring 01/11/22	Bank of America, N.A.	EUR	277	312,449	315,433	—	(2,984)
Expiring 01/11/22	Bank of America, N.A.	EUR	199	225,030	226,611	—	(1,581)
Expiring 01/11/22	Citibank, N.A.	EUR	322	364,032	366,676	—	(2,644)
Expiring 01/11/22	Deutsche Bank AG	EUR	422	475,766	480,551	—	(4,785)
Expiring 01/11/22	Deutsche Bank AG	EUR	349	395,205	397,423	—	(2,218)
Expiring 01/11/22	Deutsche Bank AG	EUR	323	366,689	367,815	—	(1,126)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	43,578	49,268,197	49,624,315	—	(356,118)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	1,244	1,406,435	1,416,601	—	(10,166)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	891	1,007,342	1,014,623	—	(7,281)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	322	364,729	366,676	—	(1,947)
Expiring 01/12/22	Goldman Sachs International	EUR	112,034	126,290,062	127,580,686	—	(1,290,624)
Expiring 01/12/22	HSBC Bank PLC	EUR	75	85,243	85,596	—	(353)
Expiring 01/12/22	JPMorgan Chase Bank, N.A.	EUR	352	398,733	400,918	—	(2,185)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	475	537,768	540,916	—	(3,148)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	354	401,213	403,164	—	(1,951)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	296	336,094	337,354	—	(1,260)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	EUR	292	328,958	332,305	—	(3,347)
Expiring 01/19/22	Barclays Bank PLC	EUR	25,027	29,007,810	28,504,040	503,770	—
Expiring 01/19/22	Barclays Bank PLC	EUR	7,258	8,442,580	8,266,654	175,926	—
Expiring 01/19/22	Barclays Bank PLC	EUR	1,413	1,637,482	1,609,673	27,809	—
Expiring 01/19/22	Citibank, N.A.	EUR	228	261,000	259,715	1,285	—
Expiring 01/19/22	Goldman Sachs International	EUR	17,289	20,017,361	19,691,131	326,230	—
Expiring 01/19/22	HSBC Bank PLC	EUR	25,299	29,295,195	28,813,555	481,640	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	EUR	8,998	10,136,091	10,247,850	—	(111,759)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	EUR	418	471,660	475,780	—	(4,120)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	18,574	21,022,310	21,154,612	—	(132,302)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	1,769	1,993,833	2,014,204	—	(20,371)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	1,612	1,872,931	1,835,919	37,012	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	405	457,667	461,107	—	(3,440)
Hungarian Forint,
Expiring 01/11/22	Bank of America, N.A.	HUF	60,800	189,824	187,185	2,639	—
Expiring 01/11/22	Deutsche Bank AG	HUF	69,800	216,193	214,895	1,298	—
Expiring 01/19/22	Goldman Sachs International	HUF	575,476	1,839,932	1,770,458	69,474	—
Expiring 01/19/22	HSBC Bank PLC	HUF	575,476	1,840,579	1,770,458	70,121	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	HUF	142,365	439,000	437,988	1,012	—
Indian Rupee,
Expiring 01/11/22	Citibank, N.A.	INR	37,480	497,372	502,495	—	(5,123)
Expiring 01/11/22	Citibank, N.A.	INR	20,380	270,095	273,236	—	(3,141)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	26,680	352,490	357,699	—	(5,209)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	22,450	297,706	300,988	—	(3,282)
Expiring 03/16/22	Goldman Sachs International	INR	55,505	729,030	738,159	—	(9,129)
Expiring 03/16/22	HSBC Bank PLC	INR	107,612	1,409,000	1,431,122	—	(22,122)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	INR	69,178	906,000	919,983	—	(13,983)
Indonesian Rupiah,
Expiring 01/11/22	Citibank, N.A.	IDR	15,415,656	1,071,052	1,082,769	—	(11,717)
Expiring 01/11/22	Citibank, N.A.	IDR	2,372,615	163,937	166,648	—	(2,711)
Israeli Shekel,
Expiring 01/11/22	Bank of America, N.A.	ILS	2,330	737,062	749,472	—	(12,410)
Expiring 03/16/22	Citibank, N.A.	ILS	3,848	1,220,468	1,238,396	—	(17,928)
Expiring 03/16/22	Citibank, N.A.	ILS	1,224	392,000	394,024	—	(2,024)
Japanese Yen,
Expiring 01/11/22	Bank of America, N.A.	JPY	26,200	230,198	227,785	2,413	—

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/11/22	Citibank, N.A.	JPY	5,684,778	$50,201,325	$49,423,898	$777,427	$—
Expiring 01/11/22	Citibank, N.A.	JPY	109,800	969,625	954,609	15,016	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	41,300	366,100	359,066	7,034	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	29,072	252,440	252,754	—	(314)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	26,284	232,438	228,515	3,923	—
Malaysian Ringgit,
Expiring 01/11/22	Deutsche Bank AG	MYR	5,350	1,261,792	1,285,782	—	(23,990)
Mexican Peso,
Expiring 01/11/22	Bank of America, N.A.	MXN	9,390	451,877	457,769	—	(5,892)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	MXN	24,909	1,166,225	1,214,333	—	(48,108)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	MXN	7,275	340,611	354,661	—	(14,050)
New Taiwanese Dollar,
Expiring 01/11/22	Citibank, N.A.	TWD	6,040	216,876	218,069	—	(1,193)
Expiring 01/11/22	Citibank, N.A.	TWD	5,665	203,704	204,530	—	(826)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	TWD	18,895	684,676	682,188	2,488	—
Expiring 03/16/22	Barclays Bank PLC	TWD	25,525	925,000	926,008	—	(1,008)
Expiring 03/16/22	Citibank, N.A.	TWD	101,266	3,677,587	3,673,734	3,853	—
Expiring 03/16/22	Citibank, N.A.	TWD	39,586	1,432,200	1,436,099	—	(3,899)
Expiring 03/16/22	Goldman Sachs International	TWD	43,400	1,575,770	1,574,458	1,312	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TWD	25,329	919,000	918,885	115	—
New Zealand Dollar,
Expiring 01/11/22	Citibank, N.A.	NZD	535	364,472	366,375	—	(1,903)
Expiring 01/11/22	Citibank, N.A.	NZD	505	341,193	345,831	—	(4,638)
Expiring 01/11/22	Deutsche Bank AG	NZD	2,420	1,641,099	1,657,248	—	(16,149)
Expiring 01/11/22	Deutsche Bank AG	NZD	385	261,084	263,653	—	(2,569)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	340	228,774	232,836	—	(4,062)
Norwegian Krone,
Expiring 01/11/22	Citibank, N.A.	NOK	2,820	309,996	320,151	—	(10,155)
Expiring 01/11/22	Citibank, N.A.	NOK	1,720	193,287	195,269	—	(1,982)
Expiring 01/11/22	Deutsche Bank AG	NOK	2,008	220,301	227,966	—	(7,665)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	5,960	670,333	676,631	—	(6,298)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	2,610	288,551	296,310	—	(7,759)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	1,730	191,084	196,404	—	(5,320)
Philippine Peso,
Expiring 03/16/22	Citibank, N.A.	PHP	52,830	1,041,600	1,021,665	19,935	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	207,035	4,079,529	4,003,794	75,735	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PHP	46,099	908,000	891,500	16,500	—
Polish Zloty,
Expiring 01/11/22	Bank of America, N.A.	PLN	1,755	425,707	435,286	—	(9,579)
Expiring 01/11/22	Bank of America, N.A.	PLN	1,580	386,683	391,881	—	(5,198)
Expiring 01/11/22	Citibank, N.A.	PLN	2,080	510,204	515,894	—	(5,690)
Expiring 01/19/22	Citibank, N.A.	PLN	4,751	1,169,000	1,177,814	—	(8,814)
Russian Ruble,
Expiring 01/11/22	Citibank, N.A.	RUB	79,452	1,060,067	1,056,116	3,951	—
Expiring 01/11/22	Citibank, N.A.	RUB	48,560	647,899	645,484	2,415	—
Expiring 01/11/22	Citibank, N.A.	RUB	33,330	453,161	443,039	10,122	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	RUB	33,420	451,347	444,235	7,112	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	RUB	26,072	340,000	342,801	—	(2,801)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	55,714	734,000	732,561	1,439	—
Expiring 03/16/22	Morgan Stanley & Co. International PLC	RUB	38,303	510,000	503,620	6,380	—
Singapore Dollar,
Expiring 01/11/22	Citibank, N.A.	SGD	1,170	853,786	868,153	—	(14,367)
Expiring 01/11/22	Citibank, N.A.	SGD	495	361,217	367,295	—	(6,078)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SGD	430	313,802	319,064	—	(5,262)
Expiring 03/16/22	Citibank, N.A.	SGD	2,316	1,692,597	1,717,993	—	(25,396)

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 03/16/22	HSBC Bank PLC	SGD	10,671	$7,809,241	$7,915,439	$—	$(106,198)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SGD	645	473,000	478,576	—	(5,576)
South African Rand,
Expiring 01/11/22	Bank of America, N.A.	ZAR	3,320	203,925	208,029	—	(4,104)
Expiring 01/11/22	Citibank, N.A.	ZAR	7,160	452,403	448,642	3,761	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	ZAR	5,940	372,577	372,197	380	—
Expiring 03/16/22	Barclays Bank PLC	ZAR	24,033	1,501,163	1,492,118	9,045	—
Expiring 03/16/22	Barclays Bank PLC	ZAR	12,691	781,200	787,920	—	(6,720)
Expiring 03/16/22	Barclays Bank PLC	ZAR	7,118	433,000	441,927	—	(8,927)
Expiring 03/16/22	Goldman Sachs International	ZAR	6,972	432,000	432,880	—	(880)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	6,349	395,000	394,168	832	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	5,808	361,101	360,560	541	—
Expiring 03/16/22	The Toronto-Dominion Bank	ZAR	16,591	1,028,424	1,030,056	—	(1,632)
South Korean Won,
Expiring 01/11/22	Citibank, N.A.	KRW	256,420	216,598	215,556	1,042	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	4,245,178	3,573,924	3,568,651	5,273	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	622,080	523,716	522,943	773	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	324,854	273,977	273,085	892	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	294,758	248,825	247,784	1,041	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	265,548	223,959	223,229	730	—
Expiring 03/16/22	BNP Paribas S.A.	KRW	1,085,295	919,843	911,048	8,795	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	1,771,959	1,494,000	1,487,466	6,534	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	1,728,025	1,452,000	1,450,586	1,414	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	KRW	1,136,990	959,000	954,444	4,556	—
Swedish Krona,
Expiring 01/11/22	Bank of America, N.A.	SEK	3,300	365,538	365,228	310	—
Expiring 01/11/22	Citibank, N.A.	SEK	5,665	620,998	626,976	—	(5,978)
Expiring 01/11/22	Citibank, N.A.	SEK	3,310	363,206	366,335	—	(3,129)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	3,230	354,988	357,481	—	(2,493)
Swiss Franc,
Expiring 01/11/22	Bank of America, N.A.	CHF	1,315	1,432,228	1,443,556	—	(11,328)
Expiring 01/11/22	Bank of America, N.A.	CHF	1,010	1,100,038	1,108,739	—	(8,701)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CHF	335	362,738	367,750	—	(5,012)
Expiring 01/12/22	Morgan Stanley & Co. International PLC	CHF	1,001	1,073,837	1,098,486	—	(24,649)
Thai Baht,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	THB	23,780	700,774	711,811	—	(11,037)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	THB	23,460	691,344	702,232	—	(10,888)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	154,914	4,562,339	4,636,156	—	(73,817)
Expiring 03/16/22	Morgan Stanley & Co. International PLC	THB	50,979	1,513,972	1,525,668	—	(11,696)
Turkish Lira,
Expiring 01/11/22	Bank of America, N.A.	TRY	10,915	772,470	818,054	—	(45,584)

				$561,319,855	$562,615,903	2,872,576	(4,168,624)

						$3,672,471	$(4,527,709)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Republic of France	12/20/26	0.250%(Q)	585	$(1,379)	$(1,146)	$(233)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
AT&T, Inc.	03/20/22	1.000%(Q)	460	0.244%	$916	$653	$263	Credit Suisse International
Republic of France	12/20/26	0.250%(Q)	585	0.204%	1,378	4,461	(3,083)	Barclays Bank PLC
Republic of Italy	12/20/22	1.000%(Q)	3,000	0.262%	22,696	24,383	(1,687)	Citibank, N.A.
Republic of Italy	12/20/28	1.000%(Q)	330	1.173%	(3,580)	(1,261)	(2,319)	Barclays Bank PLC

					$21,410	$28,236	$(6,826)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	1,730	03/20/27	1.375%(S)	6 Month BBSW(2)(S)	$893	$(28,596)	$(29,489)
AUD	2,607	06/15/27	1.844%(S)	6 Month BBSW(2)(S)	4,378	(691)	(5,069)
AUD	6,530	12/03/31	2.750%(S)	6 Month BBSW(2)(S)	641,755	344,854	(296,901)
AUD	1,687	12/08/31	1.992%(S)	6 Month BBSW(2)(S)	—	2,229	2,229
AUD	606	06/15/32	2.031%(S)	6 Month BBSW(2)(S)	1,299	(2,659)	(3,958)
BRL	41,837	01/02/29	9.440%(T)	1 Day BROIS(2)(T)	—	(427,210)	(427,210)
BRL	17,965	01/02/29	9.473%(T)	1 Day BROIS(2)(T)	—	(175,816)	(175,816)
CAD	2,370	12/03/23	2.450%(S)	3 Month CDOR(2)(S)	55,358	36,579	(18,779)
CAD	7,500	12/03/26	2.550%(S)	3 Month CDOR(2)(S)	340,067	218,532	(121,535)
CAD	2,407	06/15/27	2.031%(S)	3 Month CDOR(2)(S)	13,531	10,007	(3,524)
CAD	552	06/15/32	2.094%(S)	3 Month CDOR(2)(S)	2,735	1,909	(826)
CAD	940	12/03/41	2.800%(S)	3 Month CDOR(2)(S)	88,480	80,655	(7,825)
CAD	1,430	12/03/50	2.800%(S)	3 Month CDOR(2)(S)	159,122	180,252	21,130
CHF	1,050	08/10/31	(0.220)%(A)	1 Day SARON(2)(A)	—	(31,295)	(31,295)

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CLP	2,416,000	08/12/26	3.620%(S)	1 Day CLOIS(2)(S)	$—	$(207,045)	$(207,045)
CLP	1,800,000	11/09/26	5.355%(S)	1 Day CLOIS(2)(S)	—	(3,940)	(3,940)
CLP	2,570,000	08/13/31	4.380%(S)	1 Day CLOIS(2)(S)	—	(237,600)	(237,600)
CNH	66,000	08/12/26	2.490%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(91)	63,057	63,148
CNH	83,820	08/20/26	2.440%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(334)	50,103	50,437
CNH	15,500	12/22/26	2.460%(Q)	7 Day China Fixing Repo Rate(2)(Q)	—	10,623	10,623
COP	9,000,000	11/09/26	6.345%(Q)	1 Day COOIS(2)(Q)	—	17,072	17,072
COP	15,392,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)	—	(133,727)	(133,727)
COP	9,062,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)	—	(78,731)	(78,731)
CZK	18,000	08/12/26	2.062%(A)	6 Month PRIBOR(2)(S)	—	(59,450)	(59,450)
EUR	25,625	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)	—	(52,870)	(52,870)
EUR	12,130	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)	—	(48,406)	(48,406)
EUR	1,159	03/20/27	0.125%(A)	6 Month EURIBOR(2)(S)	166	(4,674)	(4,840)
EUR	761	06/15/27	(0.063)%(A)	6 Month EURIBOR(1)(S)	173	6,880	6,707
EUR	348	06/15/32	0.188%(A)	6 Month EURIBOR(1)(S)	(1,508)	6,958	8,466
EUR	654	11/12/36	0.610%(A)	6 Month EURIBOR(2)(S)	—	(7,874)	(7,874)
EUR	1,335	11/12/41	0.454%(A)	6 Month EURIBOR(1)(S)	—	19,724	19,724
EUR	715	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)	—	18,744	18,744
EUR	715	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)	—	(18,543)	(18,543)
EUR	1,734	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)	—	33,408	33,408
EUR	1,734	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)	—	(33,204)	(33,204)
EUR	673	11/12/51	(0.012)%(A)	6 Month EURIBOR(2)(S)	—	(8,409)	(8,409)
GBP	1,260	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(46,102)	(4,271)	41,831
GBP	4,445	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(61,578)	(15,066)	46,512
GBP	873	12/20/26	0.719%(A)	1 Day SONIA(1)(A)	(1,536)	12,382	13,918
GBP	677	06/15/27	0.875%(A)	1 Day SONIA(1)(A)	(2,061)	9,241	11,302
GBP	3,033	12/07/30	1.009%(A)	1 Day SONIA(2)(A)	—	18,905	18,905
GBP	8,870	05/08/31	1.150%(A)	1 Day SONIA(1)(A)	(683,472)	(285,120)	398,352
GBP	595	12/16/31	1.063%(A)	1 Day SONIA(1)(A)	(8,227)	(8,023)	204
GBP	316	06/15/32	0.750%(A)	1 Day SONIA(1)(A)	(985)	8,892	9,877
GBP	1,200	05/08/41	1.250%(A)	1 Day SONIA(2)(A)	185,250	114,603	(70,647)
GBP	3,240	05/08/46	1.250%(A)	1 Day SONIA(2)(A)	615,057	402,353	(212,704)
HUF	1,072,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	(260,280)	(574,039)	(313,759)
HUF	1,110,000	08/10/31	2.748%(A)	6 Month BUBOR(2)(S)	—	(443,842)	(443,842)
HUF	350,000	11/09/31	3.700%(A)	6 Month BUBOR(2)(S)	—	(59,402)	(59,402)
ILS	12,320	08/12/31	1.120%(A)	3 Month TELBOR(2)(Q)	—	644	644
JPY	800,000	07/08/23	(0.050)%(A)	1 Day TONAR(2)(A)	4,780	(2,145)	(6,925)
JPY	1,025,000	07/08/26	(0.050)%(A)	1 Day TONAR(2)(A)	22,614	(13,572)	(36,186)
JPY	140,049	03/21/27	(0.050)%(A)	1 Day TONAR(1)(A)	394	2,109	1,715
JPY	615,000	07/08/28	(0.050)%(A)	1 Day TONAR(2)(A)	6,321	(20,428)	(26,749)
JPY	803,000	07/08/31	0.000%(A)	1 Day TONAR(2)(A)	5,683	(42,778)	(48,461)
JPY	42,065	03/16/32	0.030%(A)	1 Day TONAR(1)(A)	739	1,980	1,241
JPY	515,000	07/08/35	0.100%(A)	1 Day TONAR(2)(A)	13,778	(36,547)	(50,325)
JPY	534,000	07/08/41	0.250%(A)	1 Day TONAR(2)(A)	21,744	(56,036)	(77,780)
JPY	38,000	09/02/41	0.227%(A)	1 Day TONAR(2)(A)	—	(5,913)	(5,913)
JPY	233,000	07/08/46	0.350%(A)	1 Day TONAR(2)(A)	30,937	(29,921)	(60,858)
JPY	275,000	07/08/51	0.450%(A)	1 Day TONAR(2)(A)	34,040	(29,136)	(63,176)
JPY	39,000	09/02/51	0.393%(A)	1 Day TONAR(2)(A)	—	(10,120)	(10,120)
KRW	3,820,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)	—	(62,420)	(62,420)
MXN	71,000	08/02/28	6.740%(M)	28 Day Mexican Interbank Rate(2)(M)	(206)	(130,100)	(129,894)
MXN	152,900	07/31/31	7.010%(M)	28 Day Mexican Interbank Rate(2)(M)	(511)	(265,487)	(264,976)
NOK	10,947	12/20/26	1.844%(A)	6 Month NIBOR(1)(S)	(8,442)	7,207	15,649
NOK	7,794	03/16/27	1.563%(A)	6 Month NIBOR(1)(S)	241	14,494	14,253
NOK	8,028	03/18/31	1.469%(A)	6 Month NIBOR(1)(S)	10,391	19,755	9,364
NOK	30,800	08/10/31	1.460%(A)	6 Month NIBOR(2)(S)	—	(121,002)	(121,002)
NOK	3,961	06/15/32	1.750%(A)	6 Month NIBOR(1)(S)	(3,623)	7,532	11,155
NZD	2,559	03/16/27	1.889%(S)	3 Month BBR(2)(Q)	(658)	(60,365)	(59,707)
NZD	1,939	03/20/27	2.656%(S)	3 Month BBR(1)(Q)	4,483	5,761	1,278
NZD	11,230	03/22/31	1.920%(S)	3 Month BBR(2)(Q)	(4,679)	(412,678)	(407,999)

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
NZD	5,280	08/10/31	1.876%(S)	3 Month BBR(2)(Q)	$—	$(212,678)	$(212,678)
NZD	599	03/16/32	2.136%(S)	3 Month BBR(2)(Q)	(333)	(19,732)	(19,399)
NZD	1,402	03/17/32	2.813%(S)	3 Month BBR(1)(Q)	2,454	(2,656)	(5,110)
PLN	28,450	08/02/31	1.650%(A)	6 Month WIBOR(2)(S)	(121,695)	(1,026,234)	(904,539)
PLN	14,000	08/10/31	1.665%(A)	6 Month WIBOR(2)(S)	—	(501,059)	(501,059)
PLN	1,620	08/30/31	1.765%(A)	6 Month WIBOR(2)(S)	—	(54,678)	(54,678)
PLN	5,000	11/09/31	2.845%(A)	6 Month WIBOR(2)(S)	—	(66,839)	(66,839)
SEK	11,345	03/20/27	0.688%(A)	3 Month STIBOR(2)(Q)	(2,163)	(11,527)	(9,364)
SEK	8,009	06/15/27	0.656%(A)	3 Month STIBOR(1)(Q)	(143)	6,342	6,485
SEK	32,000	08/10/31	0.529%(A)	3 Month STIBOR(2)(Q)	—	(129,766)	(129,766)
SGD	800	07/29/31	1.120%(S)	1 Day SORA(2)(S)	(3,289)	(26,314)	(23,025)
THB	28,000	08/17/31	1.320%(S)	6 Month THBFIX(2)(S)	—	(19,963)	(19,963)
	6,794	03/20/26	1.256%(A)	1 Day SOFR(2)(A)	—	(14,726)	(14,726)
	5,665	03/20/26	1.282%(A)	1 Day SOFR(2)(A)	—	(9,375)	(9,375)
	5,665	03/20/26	1.350%(A)	1 Day SOFR(2)(A)	—	(1,941)	(1,941)
	5,650	03/20/26	1.354%(A)	1 Day SOFR(2)(A)	—	(1,495)	(1,495)
	5,675	03/20/26	1.355%(A)	1 Day SOFR(2)(A)	—	(1,335)	(1,335)
	3,400	03/20/26	1.377%(A)	1 Day SOFR(2)(A)	—	627	627
	1,135	03/20/26	1.379%(A)	1 Day SOFR(2)(A)	—	254	254
	5,642	03/20/26	1.382%(A)	1 Day SOFR(2)(A)	—	1,646	1,646
	5,640	03/20/26	1.399%(A)	1 Day SOFR(2)(A)	—	3,513	3,513
	1,862	03/16/27	1.100%(A)	1 Day SOFR(2)(A)	(11,465)	(6,428)	5,037
	1,374	03/20/27	1.380%(A)	1 Day SOFR(2)(A)	(4,778)	(266)	4,512
	9,250	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(16,112)	(16,112)
	2,467	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(4,297)	(4,297)
	427	03/16/32	1.370%(A)	1 Day SOFR(2)(A)	(3,400)	927	4,327
	960	03/17/32	1.660%(A)	1 Day SOFR(1)(A)	3,123	(5,378)	(8,501)
	1,435	03/20/34	1.407%(A)	1 Day SOFR(1)(A)	—	14,568	14,568
	1,200	03/20/34	1.446%(A)	1 Day SOFR(1)(A)	—	7,792	7,792
	1,195	03/20/34	1.454%(A)	1 Day SOFR(1)(A)	—	6,964	6,964
	1,200	03/20/34	1.461%(A)	1 Day SOFR(1)(A)	—	6,165	6,165
	1,200	03/20/34	1.472%(A)	1 Day SOFR(1)(A)	—	4,951	4,951
	1,191	03/20/34	1.473%(A)	1 Day SOFR(1)(A)	—	4,804	4,804
	1,195	03/20/34	1.476%(A)	1 Day SOFR(1)(A)	—	4,472	4,472
	720	03/20/34	1.482%(A)	1 Day SOFR(1)(A)	—	2,308	2,308
	240	03/20/34	1.489%(A)	1 Day SOFR(1)(A)	—	615	615
ZAR	122,000	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	18,936	(34,643)	(53,579)
ZAR	156,100	03/18/31	7.660%(Q)	3 Month JIBAR(2)(Q)	329,773	256,825	(72,948)
ZAR	97,500	08/06/31	7.185%(Q)	3 Month JIBAR(2)(Q)	(3,066)	(42,758)	(39,692)
ZAR	19,400	10/28/31	7.780%(Q)	3 Month JIBAR(2)(Q)	(3,845)	42,160	46,005
ZAR	21,000	11/05/31	7.625%(Q)	3 Month JIBAR(2)(Q)	(148)	29,264	29,412

					$1,380,077	$(4,337,710)	$(5,717,787)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CNH	234,670	09/15/26	2.633%(Q)	7 Day China Fixing Repo Rate(2)(Q)	$451,778	$—	$451,778	JPMorgan Chase Bank, N.A.
CNH	8,645	12/15/26	2.423%(Q)	7 Day China Fixing Repo Rate(2)(Q)	3,654	—	3,654	BNP Paribas S.A.
CNH	3,219	12/15/26	2.514%(Q)	7 Day China Fixing Repo Rate(2)(Q)	3,514	—	3,514	Citibank, N.A.
CNH	5,628	12/15/26	2.518%(Q)	7 Day China Fixing Repo Rate(2)(Q)	6,287	—	6,287	Citibank, N.A.
CNH	4,074	12/15/26	2.540%(Q)	7 Day China Fixing Repo Rate(2)(Q)	5,221	—	5,221	JPMorgan Chase Bank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
CNH	10,735	03/16/27	2.370%(Q)	7 Day China Fixing Repo Rate(2)(Q)	$(802)	$—	$(802)	JPMorgan Chase Bank, N.A.
CNH	6,431	03/16/27	2.475%(Q)	7 Day China Fixing Repo Rate(2)(Q)	8,457	—	8,457	Bank of America, N.A.
CNH	9,965	03/16/27	2.520%(Q)	7 Day China Fixing Repo Rate(2)(Q)	10,107	—	10,107	JPMorgan Chase Bank, N.A.
CNH	9,117	03/16/27	2.679%(Q)	7 Day China Fixing Repo Rate(2)(Q)	19,771	—	19,771	JPMorgan Chase Bank, N.A.
KRW	5,395,803	12/15/26	1.725%(Q)	3 Month KWCDC(2)(Q)	(23,336)	—	(23,336)	Goldman Sachs International
KRW	5,702,535	12/15/26	1.973%(Q)	3 Month KWCDC(2)(Q)	33,452	—	33,452	JPMorgan Chase Bank, N.A.
MYR	5,400	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)	(14,433)	(86)	(14,347)	HSBC Bank PLC

					$503,670	$(86)	$503,756

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx USD Liquid High Yield Index(T)	3 Month LIBOR(Q)	BNP Paribas S.A.	3/20/22	36,110	$349,797	$—	$349,797
U.S. Treasury Bond(T)	1 Day USOIS +4.5bps(T)	Goldman Sachs International	2/03/22	2,023	7,475	—	7,475

					$357,272	$—	$357,272

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$29,497	$(2,493)	$899,776	$(45,807)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$8,267,298
Goldman Sachs & Co. LLC	45,000	137,115,438
J.P. Morgan Securities LLC	—	8,650,846
Morgan Stanley & Co International PLC	—	1,399,843

Total	$45,000	$155,433,425

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$1,891,876,263	$—	$—
Common Stocks	5,828,487,987	1,669,807,773	—
Exchange-Traded Funds	609,417,539	—	—
Preferred Stocks	—	9,681,626	—
Asset-Backed Securities
Automobiles	—	38,416,257	—
Collateralized Loan Obligations	—	339,586,612	—
Consumer Loans	—	15,759,307	—
Credit Cards	—	6,135,119	—
Equipment.	—	1,504,271	—
Home Equity Loans	—	862,615	—
Manufactured Housing	—	751,444	—
Other	—	3,365,961	—
Residential Mortgage-Backed Securities	—	5,432,830	—
Student Loans	—	7,486,495	—
Bank Loans	—	5,405,711	—
Commercial Mortgage-Backed Securities	—	213,181,387	—
Corporate Bonds	—	830,127,257	—
Municipal Bonds	—	14,522,228	—
Residential Mortgage-Backed Securities	—	67,896,920	23,245,219
Sovereign Bonds	—	269,147,224	—
U.S. Government Agency Obligations	—	75,680,589	—
U.S. Treasury Obligations	—	355,011,103	—
Short-Term Investments
Affiliated Mutual Funds	2,989,712,222	—	—
Corporate Bond	—	545,325	—
Foreign Treasury Obligation	—	11,011,282	—
U.S. Treasury Obligations	—	139,934,661	—
Unaffiliated Funds	15,877,645	—	—
Options Purchased	—	126,241	—

Total	$11,335,371,656	$4,081,380,238	$23,245,219

Liabilities
Options Written	$—	$(378,386)	$—

Other Financial Instruments*
Assets
Futures Contracts	$36,487,357	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	3,672,471	—
OTC Credit Default Swap Agreements	—	24,990	—
Centrally Cleared Interest Rate Swap Agreements	—	1,002,345	—
OTC Interest Rate Swap Agreements	—	542,241	—
OTC Total Return Swap Agreements	—	357,272	—

Total	$36,487,357	$5,599,319	$—

Liabilities
Futures Contracts	$(1,009,816)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(4,527,709)	—
OTC Credit Default Swap Agreements.	—	(4,959)	—
Centrally Cleared Interest Rate Swap Agreements	—	(6,720,132)	—
OTC Interest Rate Swap Agreements	—	(38,571)	—

Total	$(1,009,816)	$(11,291,371)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (0.7% represents investments purchased with collateral from securities on loan)	31.8%
Software	4.0
Exchange-Traded Funds	4.0
Banks	3.7
U.S. Treasury Obligations	3.2
Semiconductors & Semiconductor Equipment	2.8
Pharmaceuticals	2.7
Technology Hardware, Storage & Peripherals	2.5
Collateralized Loan Obligations	2.2
Interactive Media & Services	2.1
IT Services	2.0
Sovereign Bonds	1.8
Capital Markets	1.6
Oil, Gas & Consumable Fuels	1.6
Commercial Mortgage-Backed Securities	1.4
Automobiles	1.4
Insurance	1.3
Internet & Direct Marketing Retail	1.3
Health Care Equipment & Supplies	1.3
Equity Real Estate Investment Trusts (REITs)	1.3
Health Care Providers & Services	1.2
Specialty Retail	1.2
Machinery	1.1
Hotels, Restaurants & Leisure	1.0
Chemicals	1.0
Textiles, Apparel & Luxury Goods	0.9
Electric Utilities	0.8
Biotechnology	0.7
Beverages	0.7
Life Sciences Tools & Services	0.7
Aerospace & Defense	0.7
Entertainment	0.7
Food Products	0.7
Food & Staples Retailing	0.7
Metals & Mining	0.6
Media	0.6
Residential Mortgage-Backed Securities	0.6
Diversified Financial Services	0.6
Road & Rail	0.5
Diversified Telecommunication Services	0.5
U.S. Government Agency Obligations	0.5
Trading Companies & Distributors	0.5
Building Products	0.5
Tobacco	0.5
Electrical Equipment	0.4
Air Freight & Logistics	0.4
Oil & Gas	0.4
Multi-Utilities	0.4
Household Products	0.4
Electronic Equipment, Instruments & Components	0.4
Personal Products	0.4
Real Estate Investment Trusts (REITs)	0.3

Industrial Conglomerates	0.3%
Professional Services	0.3
Communications Equipment	0.3
Telecommunications	0.3
Electric	0.3
Consumer Finance	0.3
Healthcare-Services	0.2
Pipelines	0.2
Household Durables	0.2
Real Estate Management & Development	0.2
Auto Components	0.2
Multiline Retail	0.2
Marine	0.2
Auto Manufacturers	0.2
Containers & Packaging	0.2
Commercial Services & Supplies	0.2
Foods	0.2
Wireless Telecommunication Services	0.1
Construction Materials	0.1
Commercial Services	0.1
Unaffiliated Funds	0.1
Consumer Loans	0.1
Airlines	0.1
Municipal Bonds	0.1
Distributors	0.1
Retail	0.1
Foreign Treasury Obligation	0.1
Building Materials	0.1
Construction & Engineering	0.1
Energy Equipment & Services	0.1
Agriculture	0.1
Mining	0.1
Engineering & Construction	0.1
Semiconductors	0.1
Independent Power & Renewable Electricity Producers	0.1
Healthcare-Products	0.1
Home Builders	0.1
Student Loans	0.1
Gas Utilities	0.1
Iron/Steel	0.0	*
Packaging & Containers	0.0	*
Real Estate	0.0	*
Credit Cards	0.0	*
Diversified Consumer Services	0.0	*
Leisure Products	0.0	*
Health Care Technology	0.0	*
Lodging	0.0	*
Machinery-Diversified	0.0	*
Transportation	0.0	*
Auto Parts & Equipment	0.0	*
Other	0.0	*
Gas	0.0	*
Multi-National	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Computers	0.0	*%
Apparel	0.0	*
Internet	0.0	*
Home Furnishings	0.0	*
Distribution/Wholesale	0.0	*
Forest Products & Paper	0.0	*
Equipment	0.0	*
Private Equity	0.0	*
Water Utilities	0.0	*
Paper & Forest Products	0.0	*
Home Equity Loans	0.0	*
Manufactured Housing	0.0	*
Oil & Gas Services	0.0	*
Office/Business Equipment	0.0	*

Savings & Loans	0.0	*%
Water	0.0	*
Trucking & Leasing	0.0	*
Household Products/Wares	0.0	*
Options Purchased	0.0	*
Electronics	0.0	*

	100.8
Options Written	(0.0	)*
Liabilities in excess of other assets	(0.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$29,497		Premiums received for OTC swap agreements	$2,407
Credit contracts	Unaffiliated investments	126,241		Options written outstanding, at value	378,386
Credit contracts	Unrealized appreciation on OTC swap agreements	263		Unrealized depreciation on OTC swap agreements	7,322
Equity contracts	Due from/to broker-variation margin futures	29,990,799	*	—	—
Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	380,221	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,672,471		Unrealized depreciation on OTC forward foreign currency exchange contracts	4,527,709
Interest rate contracts	Due from/to broker-variation margin futures	6,496,558	*	Due from/to broker-variation margin futures	629,595	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,002,345	*	Due from/to broker-variation margin swaps	6,720,132	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	86
Interest rate contracts	Unrealized appreciation on OTC swap agreements	899,513		Unrealized depreciation on OTC swap agreements	38,485

		$42,217,687			$12,684,343

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$ 49,579
Equity contracts	587,770,504	—	—
Foreign exchange contracts	1,949,662	15,378,089	—
Interest rate contracts	(21,094,374)	—	222,343

Total	$568,625,792	$15,378,089	$271,922

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(165,385)	$(80,900)	$—	$—	$(7,059)
Equity contracts	—	—	(9,053,839)	—	—
Foreign exchange contracts	—	—	(380,221)	(855,238)	—
Interest rate contracts	—	—	6,823,918	—	(4,856,759)

Total	$(165,385)	$(80,900)	$(2,610,142)	$(855,238)	$(4,863,818)

(1) Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$58,325	$65,700,000	$3,445,098,121	$381,038,665	$65,382,584

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$243,732,456	$383,989	$141,744,274	$117,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$949,000	$7,626,600

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$105,072,255	$(105,072,255)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.(4)	$82,847	$(704,384)	$(621,537)	$—	$(621,537)
Barclays Bank PLC(3-a)	768,305	(85,596)	682,709	(682,709)	—
Barclays Bank PLC(3-b)	32,270	(49,415)	(17,145)	—	(17,145)
BNP Paribas S.A.(3-a)	401,088	(83,170)	317,918	(198,132)	119,786
BNP Paribas S.A.(3-b)	1	(14,818)	(14,817)	—	(14,817)
BNP Paribas S.A.(4)	3,654	—	3,654	—	3,654
Citibank, N.A.(3-a)	63,439	(83,638)	(20,199)	20,199	—
Citibank, N.A.(3-b)	12,213	—	12,213	—	12,213
Citibank, N.A.(4)	949,980	(303,770)	646,210	—	646,210
Credit Suisse International(3-b)	916	—	916	—	916
Deutsche Bank AG(4)	104,634	(345,765)	(241,131)	—	(241,131)
Goldman Sachs International(3-a)	439,359	(46,501)	392,858	(392,858)	—
Goldman Sachs International(3-b)	7,475	(1,317,673)	(1,310,198)	737,517	(572,681)
Goldman Sachs International(4)	—	(23,336)	(23,336)	9,875	(13,461)
HSBC Bank PLC(3-a)	599,787	(210,206)	389,581	(389,581)	—
HSBC Bank PLC(3-b)	998	(178,294)	(177,296)	142,435	(34,861)
JPMorgan Chase Bank, N.A.(3-a)	232,226	(303,663)	(71,437)	61,269	(10,168)
JPMorgan Chase Bank, N.A.(3-b)	4,644	(2,185)	2,459	—	2,459
JPMorgan Chase Bank, N.A.(4)	669,307	(578,648)	90,659	(90,659)	—
Morgan Stanley & Co. International PLC(3-a)	232,070	(567,906)	(335,836)	236,768	(99,068)
Morgan Stanley & Co. International PLC(3-b)	118,452	(52,564)	65,888	(60,000)	5,888
The Toronto-Dominion Bank(3-a)	4,320	(1,632)	2,688	—	2,688
The Toronto-Dominion Bank(3-b)	—	(1,231)	(1,231)	—	(1,231)

	$4,727,985	$(4,954,395)	$(226,410)	$(605,876)	$(832,286)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3-a)	PGIM Fixed Income (Core Plus)
(3-b)	PGIM Fixed Income (Global Bond)
(4)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $105,072,255:
Unaffiliated investments (cost $10,100,886,028)	$10,558,408,628
Affiliated investments (cost $4,414,374,164)	4,881,588,485
Foreign currency, at value (cost $1,791,601)	1,807,986
Cash	45,833
Dividends and interest receivable	20,556,036
Receivable for investments sold	7,873,046
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,672,471
Unrealized appreciation on OTC swap agreements	899,776
Due from broker-variation margin futures	756,526
Tax reclaim receivable	591,437
Receivable from affiliate	81,269
Deposit with broker for centrally cleared/exchange-traded derivatives	45,000
Premiums paid for OTC swap agreements	29,497
Due from broker-variation margin swaps	7,414
Prepaid expenses and other assets	132,678

Total Assets	15,476,496,082

LIABILITIES
Payable to broker for collateral for securities on loan	107,463,589
Payable for investments purchased	35,409,701
Due to broker-variation margin futures	4,759,846
Unrealized depreciation on OTC forward foreign currency exchange contracts	4,527,709
Management fee payable	3,264,369
Payable for Portfolio shares purchased	2,676,973
Accrued expenses and other liabilities	472,477
Options written outstanding, at value (premiums received $297,486)	378,386
Distribution fee payable	368,983
Payable to affiliate	353,325
Due to broker-variation margin swaps	129,691
Unrealized depreciation on OTC swap agreements	45,807
Trustees’ fees payable	6,440
Premiums received for OTC swap agreements	2,493
Affiliated transfer agent fee payable	451

Total Liabilities	159,860,240

NET ASSETS	$15,316,635,842

Net assets were comprised of:
Partners’ Equity	$15,316,635,842

Net asset value and redemption price per share, $15,316,635,842 / 530,480,946 outstanding shares of beneficial interest	$28.87

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $2,474,313 foreign withholding tax, of which $413,022 is reimbursable by an affiliate)	$63,751,891
Interest income (net of $42,620 foreign withholding tax)	14,162,287
Affiliated dividend income	4,257,365
Income from securities lending, net (including affiliated income of $21,380)	94,395

Total income	82,265,938

EXPENSES
Management fee	62,962,433
Distribution fee	21,988,789
Custodian and accounting fees	1,200,172
Trustees’ fees	200,259
Legal fees and expenses	95,061
Audit fee	71,200
Shareholders’ reports	12,532
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	129,608

Total expenses	86,667,477
Less: Fee waiver and/or expense reimbursement	(11,430,616)
Distribution fee waiver	(3,759,712)

Net expenses	71,477,149

NET INVESTMENT INCOME (LOSS)	10,788,789

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,416,089,834)	3,399,634,666
Net capital gain distributions received	41,597
Futures transactions	568,625,792
Forward and cross currency contract transactions	15,378,089
Swap agreements transactions	271,922
Foreign currency transactions	(2,973,410)

3,980,978,656

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,076,815,470))	(1,619,292,417)
Futures	(2,610,142)
Forward and cross currency contracts	(855,238)
Options written	(80,900)
Swap agreements	(4,863,818)
Foreign currencies	(41,225)

(1,627,743,740)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	2,353,234,916

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,364,023,705

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$10,788,789	$(5,322,124)
Net realized gain (loss) on investment and foreign currency transactions	3,980,937,059	1,709,298,610
Net capital gain distributions received	41,597	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,627,743,740)	(355,646,484)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,364,023,705	1,348,330,002

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [871,061 and 225,253,468 shares, respectively]	23,336,575	4,265,298,718
Portfolio shares purchased [63,584,863 and 288,795,443 shares, respectively]	(1,713,567,369)	(5,260,689,705)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,690,230,794)	(995,390,987)

TOTAL INCREASE (DECREASE)	673,792,911	352,939,015
NET ASSETS:
Beginning of year	14,642,842,931	14,289,903,916

End of year	$15,316,635,842	$14,642,842,931

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.2%
COMMON STOCKS
Aerospace & Defense — 4.5%
Northrop Grumman Corp.	42,083	$16,289,067
Raytheon Technologies Corp.	367,667	31,641,422

		47,930,489

Air Freight & Logistics — 2.2%
United Parcel Service, Inc. (Class B Stock)	110,291	23,639,773

Banks — 6.7%
Bank of America Corp.	531,750	23,657,558
JPMorgan Chase & Co.	115,875	18,348,806
PNC Financial Services Group, Inc. (The)	81,799	16,402,335
U.S. Bancorp	220,936	12,409,975

		70,818,674

Beverages — 2.3%
Coca-Cola Co. (The)	415,286	24,589,084

Capital Markets — 4.1%
Apollo Global Management, Inc.	357,651	25,904,662
Blackstone, Inc.	136,368	17,644,655

		43,549,317

Chemicals — 7.2%
Ecolab, Inc.	82,726	19,406,692
Linde PLC (United Kingdom)	77,891	26,983,779
PPG Industries, Inc.	171,600	29,590,704

		75,981,175

Commercial Services & Supplies — 1.8%
Waste Management, Inc.	111,055	18,535,080

Communications Equipment — 1.6%
Cisco Systems, Inc.	263,273	16,683,610

Construction Materials — 2.0%
Vulcan Materials Co.	102,202	21,215,091

Diversified Telecommunication Services — 1.8%
Verizon Communications, Inc.	355,081	18,450,009

Electric Utilities — 3.0%
Edison International	230,409	15,725,414
NextEra Energy, Inc.	167,944	15,679,252

		31,404,666

Entertainment — 1.5%
Walt Disney Co. (The)*	102,947	15,945,461

Equity Real Estate Investment Trusts (REITs) — 2.6%
American Tower Corp.	66,091	19,331,617
Boston Properties, Inc.	71,650	8,252,647

		27,584,264

Food Products — 4.1%
Mondelez International, Inc. (Class A Stock)	331,236	21,964,259
Nestle SA (Switzerland), ADR	151,855	21,315,887

		43,280,146

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies — 2.0%
Becton, Dickinson & Co.	84,815	$21,329,276

Health Care Providers & Services — 2.4%
UnitedHealth Group, Inc.	50,793	25,505,197

Household Products — 2.2%
Procter & Gamble Co. (The)	142,495	23,309,332

Insurance — 4.5%
American International Group, Inc.	260,473	14,810,495
MetLife, Inc.	238,984	14,934,110
Travelers Cos., Inc. (The)	116,477	18,220,497

		47,965,102

IT Services — 3.7%
Mastercard, Inc. (Class A Stock)	50,628	18,191,653
Visa, Inc. (Class A Stock)(a)	98,482	21,342,034

		39,533,687

Machinery — 0.5%
Otis Worldwide Corp.	60,165	5,238,567

Media — 2.2%
Comcast Corp. (Class A Stock)	457,800	23,041,074

Multi-Utilities — 2.9%
Public Service Enterprise Group, Inc.	165,642	11,053,291
Sempra Energy	145,836	19,291,186

		30,344,477

Oil, Gas & Consumable Fuels — 6.1%
Enbridge, Inc. (Canada)	630,855	24,653,814
Pioneer Natural Resources Co.	89,172	16,218,603
Williams Cos., Inc. (The)	896,654	23,348,870

		64,221,287

Pharmaceuticals — 7.7%
Johnson & Johnson	129,072	22,080,347
Merck & Co., Inc.	264,184	20,247,062
Pfizer, Inc.	356,273	21,037,921
Zoetis, Inc.	75,075	18,320,552

		81,685,882

Road & Rail — 2.1%
Union Pacific Corp.	87,516	22,047,906

Semiconductors & Semiconductor Equipment — 2.5%
Broadcom, Inc.	18,066	12,021,297
Texas Instruments, Inc.	79,000	14,889,130

		26,910,427

Software — 7.2%
Microsoft Corp.	179,153	60,252,737
Oracle Corp.	186,798	16,290,654

		76,543,391

Specialty Retail — 2.8%
Home Depot, Inc. (The)	72,018	29,888,190

Technology Hardware, Storage & Peripherals — 5.0%
Apple, Inc.	294,542	52,301,823

TOTAL LONG-TERM INVESTMENTS (cost $705,911,430)		1,049,472,457

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

SHORT-TERM INVESTMENTS — 2.3%
AFFILIATED MUTUAL FUND — 1.6%
PGIM Institutional Money Market Fund (cost $17,352,610; includes $17,351,458 of cash collateral for securities on loan)(b)(we)	17,364,766	$17,352,610

UNAFFILIATED FUND — 0.7%
Fidelity Government Portfolio, (Institutional Shares)	6,786,417	6,786,417

(cost $6,786,417)
TOTAL SHORT-TERM INVESTMENTS (cost $24,139,027)		24,139,027

TOTAL INVESTMENTS—101.5% (cost $730,050,457)		1,073,611,484
Liabilities in excess of other assets — (1.5)%		(16,026,419)

NET ASSETS — 100.0%		$1,057,585,065

Below is a list of the abbreviation(s) used in the annual report:

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $16,914,216; cash collateral of $17,351,458 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(we)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$47,930,489	$—	$—
Air Freight & Logistics	23,639,773	—	—
Banks.	70,818,674	—	—
Beverages	24,589,084	—	—
Capital Markets	43,549,317	—	—
Chemicals	75,981,175	—	—
Commercial Services & Supplies	18,535,080	—	—
Communications Equipment	16,683,610	—	—
Construction Materials	21,215,091	—	—
Diversified Telecommunication Services	18,450,009	—	—
Electric Utilities	31,404,666	—	—
Entertainment	15,945,461	—	—
Equity Real Estate Investment Trusts (REITs)	27,584,264	—	—
Food Products	43,280,146	—	—
Health Care Equipment & Supplies	21,329,276	—	—
Health Care Providers & Services	25,505,197	—	—
Household Products	23,309,332	—	—
Insurance	47,965,102	—	—
IT Services	39,533,687	—	—
Machinery	5,238,567	—	—
Media	23,041,074	—	—
Multi-Utilities	30,344,477	—	—
Oil, Gas & Consumable Fuels	64,221,287	—	—
Pharmaceuticals	81,685,882	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Road & Rail	$22,047,906	$—	$—
Semiconductors & Semiconductor Equipment	26,910,427	—	—
Software	76,543,391	—	—
Specialty Retail	29,888,190	—	—
Technology Hardware, Storage & Peripherals	52,301,823	—	—
Short-Term Investments
Affiliated Mutual Fund	17,352,610	—	—
Unaffiliated Fund	6,786,417	—	—

Total	$1,073,611,484	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Pharmaceuticals	7.7%
Software	7.2
Chemicals	7.2
Banks	6.7
Oil, Gas & Consumable Fuels	6.1
Technology Hardware, Storage & Peripherals	5.0
Insurance	4.5
Aerospace & Defense	4.5
Capital Markets	4.1
Food Products	4.1
IT Services	3.7
Electric Utilities	3.0
Multi-Utilities	2.9
Specialty Retail	2.8
Equity Real Estate Investment Trusts (REITs)	2.6
Semiconductors & Semiconductor Equipment	2.5
Health Care Providers & Services	2.4
Beverages	2.3

Air Freight & Logistics	2.2%
Household Products	2.2
Media	2.2
Road & Rail	2.1
Health Care Equipment & Supplies	2.0
Construction Materials	2.0
Commercial Services & Supplies	1.8
Diversified Telecommunication Services	1.8
Affiliated Mutual Fund (1.6% represents investments purchased with collateral from securities on loan)	1.6
Communications Equipment	1.6
Entertainment	1.5
Unaffiliated Fund	0.7
Machinery	0.5

101.5
Liabilities in excess of other assets	(1.5)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$16,914,216	$(16,914,216)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES	STATEMENT OF OPERATIONS
as of December 31, 2021	Year Ended December 31, 2021

ASSETS
Investments at value, including securities on loan of $16,914,216:
Unaffiliated investments (cost $712,697,847)	$1,056,258,874
Affiliated investments (cost $17,352,610)	17,352,610
Dividends and interest receivable	984,305
Tax reclaim receivable	790,169
Receivable for Portfolio shares sold	252,846
Prepaid expenses	13,851

Total Assets	1,075,652,655

LIABILITIES
Payable to broker for collateral for securities on loan	17,351,458
Payable to affiliate	392,853
Management fee payable	225,748
Accrued expenses and other liabilities	64,267
Distribution fee payable	28,980
Payable for Portfolio shares purchased	3,124
Trustees’ fees payable	709
Affiliated transfer agent fee payable	451

Total Liabilities	18,067,590

NET ASSETS	$1,057,585,065

Net assets were comprised of: Partners’ Equity	$1,057,585,065

Net asset value and redemption price per share, $1,057,585,065 / 36,285,794 outstanding shares of beneficial interest	$29.15

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $376,919 foreign withholding tax)	$23,511,451
Income from securities lending, net (including affiliated income of $12,759)	20,098

Total income	23,531,549

EXPENSES
Management fee	8,896,060
Distribution fee	3,349,065
Custodian and accounting fees	89,836
Audit fee	27,900
Trustees’ fees	26,549
Legal fees and expenses	26,161
Shareholders’ reports	8,898
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	89,951
Total expenses	12,521,843
Less: Fee waiver and/or expense reimbursement	(295,005)

Net expenses	12,226,838

NET INVESTMENT INCOME (LOSS)	11,304,711

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(6,948))	78,572,093
In-kind redemption(1)	213,270,494
Foreign currency transactions	(6,263)

291,836,324

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $3,194)	33,848,986

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	325,685,310

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$336,990,021

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$11,304,711	$28,064,529
Net realized gain (loss) on investment and foreign currency transactions	291,836,324	237,548,395
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	33,848,986	(321,076,317)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	336,990,021	(55,463,393)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [842,338 and 65,843,244 shares, respectively]	21,754,024	1,245,370,372
Portfolio shares purchased [38,988,509 and 103,671,558 shares, respectively]	(1,015,846,797)	(1,944,674,255)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(994,092,773)	(699,303,883)

TOTAL INCREASE (DECREASE)	(657,102,752)	(754,767,276)
NET ASSETS:
Beginning of year	1,714,687,817	2,469,455,093

End of year	$1,057,585,065	$1,714,687,817

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 84.2%
AFFILIATED MUTUAL FUND — 14.9%
AST Western Asset Core Plus Bond Portfolio* (cost $91,847,389)(wd)	6,501,623	$96,614,122

COMMON STOCKS — 69.2%
Aerospace & Defense — 1.0%
Airbus SE (France)*	7,220	924,804
General Dynamics Corp.	1,608	335,220
Northrop Grumman Corp.	4,287	1,659,369
Raytheon Technologies Corp.	42,064	3,620,028
Textron, Inc.	1,505	116,186

		6,655,607

Air Freight & Logistics — 1.2%
Deutsche Post AG (Germany)	48,592	3,117,590
United Parcel Service, Inc. (Class B Stock)	20,165	4,322,166

		7,439,756

Auto Components — 0.2%
Aptiv PLC*(a)	7,744	1,277,373
Bridgestone Corp. (Japan)	3,100	133,413

		1,410,786

Automobiles — 0.4%
Bayerische Motoren Werke AG (Germany)	9,167	918,977
Tesla, Inc.*	709	749,257
Toyota Motor Corp. (Japan)	31,300	574,555
Yamaha Motor Co. Ltd. (Japan)	7,900	189,808

		2,432,597

Banks — 3.6%
Banco Bilbao Vizcaya Argentaria SA (Spain)	236,954	1,406,978
Bank Leumi Le-Israel BM (Israel)	40,816	439,150
Bank of America Corp.	81,083	3,607,383
Barclays PLC (United Kingdom)	323,682	819,421
BNP Paribas SA (France)	24,715	1,709,456
Citigroup, Inc.	1,674	101,093
Commonwealth Bank of Australia (Australia)	19,097	1,402,816
DBS Group Holdings Ltd. (Singapore)	81,200	1,967,281
ING Groep NV (Netherlands)	110,219	1,540,610
Intesa Sanpaolo SpA (Italy)	227,819	588,478
JPMorgan Chase & Co.	24,516	3,882,109
KBC Group NV (Belgium)	3,958	342,079
Mitsubishi UFJ Financial Group, Inc. (Japan)	90,000	488,129
Raiffeisen Bank International AG (Austria)	14,428	429,096
Societe Generale SA (France)	57,912	1,992,164
Standard Chartered PLC (United Kingdom)	22,401	135,746
Sumitomo Mitsui Financial Group, Inc. (Japan)	53,700	1,837,734
U.S. Bancorp	15,406	865,355

		23,555,078

	Shares	Value

COMMON STOCKS (continued)
Beverages — 1.0%
Coca-Cola HBC AG (Russia)*	4,113	$142,210
Diageo PLC (United Kingdom)	27,029	1,476,308
Monster Beverage Corp.*	13,678	1,313,635
PepsiCo, Inc.	15,198	2,640,045
Pernod Ricard SA (France)	4,847	1,166,678

		6,738,876

Biotechnology — 1.2%
AbbVie, Inc.	4,416	597,926
Amgen, Inc.	3,749	843,413
Argenx SE (Netherlands), ADR*	1,472	515,480
BioMarin Pharmaceutical, Inc.*	6,790	599,896
CSL Ltd. (Australia)	5,272	1,115,561
Gilead Sciences, Inc.	34,039	2,471,572
Moderna, Inc.*	756	192,009
Regeneron Pharmaceuticals, Inc.*	1,896	1,197,362
Vertex Pharmaceuticals, Inc.*	571	125,392
Zai Lab Ltd. (China), ADR*	2,684	168,689

		7,827,300

Building Products — 1.0%
A.O. Smith Corp.	1,349	115,812
AGC, Inc. (Japan)	22,400	1,072,364
Builders FirstSource, Inc.*	3,575	306,413
Cie de Saint-Gobain (France)	23,704	1,670,065
Geberit AG (Switzerland)	3,509	2,864,795
Owens Corning	3,715	336,207

		6,365,656

Capital Markets — 3.2%
3i Group PLC (United Kingdom)	138,934	2,720,492
Bank of New York Mellon Corp. (The)	21,440	1,245,235
Blackstone, Inc.	5,066	655,490
Carlyle Group, Inc. (The)	6,098	334,780
Cboe Global Markets, Inc.	827	107,841
Charles Schwab Corp. (The)	22,072	1,856,255
Evercore, Inc. (Class A Stock)	1,466	199,156
FactSet Research Systems, Inc.	227	110,324
Goldman Sachs Group, Inc. (The)	5,908	2,260,105
Janus Henderson Group PLC	6,276	263,215
Jefferies Financial Group, Inc.	8,080	313,504
Lazard Ltd. (Class A Stock)	3,779	164,878
London Stock Exchange Group PLC (United Kingdom)	13,526	1,268,692
Moody’s Corp.	273	106,628
MSCI, Inc.	808	495,054
Partners Group Holding AG (Switzerland)	1,641	2,706,707
S&P Global, Inc.	4,951	2,336,525
SEI Investments Co.	1,787	108,900
T. Rowe Price Group, Inc.(a)	7,123	1,400,667
UBS Group AG (Switzerland)	116,883	2,093,667

		20,748,115

Chemicals — 1.7%
Air Products & Chemicals, Inc.	5,723	1,741,280
BASF SE (Germany)	4,016	282,832
Celanese Corp.	705	118,482

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Covestro AG (Germany), 144A	21,649	$1,328,008
Givaudan SA (Switzerland)	110	577,575
Linde PLC (United Kingdom)	4,503	1,564,654
LyondellBasell Industries NV (Class A Stock)	3,079	283,976
Mitsubishi Chemical Holdings Corp. (Japan)	44,100	327,436
Mitsui Chemicals, Inc. (Japan)	20,800	560,311
Mosaic Co. (The)	4,766	187,256
Nitto Denko Corp. (Japan)	16,300	1,257,795
Olin Corp.	5,565	320,099
PPG Industries, Inc.	8,551	1,474,535
Sumitomo Chemical Co. Ltd. (Japan)	74,800	352,666
Tosoh Corp. (Japan)	29,800	443,131
Westlake Chemical Corp.	1,270	123,355

		10,943,391

Commercial Services & Supplies — 0.2%
Cintas Corp.	252	111,679
Rentokil Initial PLC (United Kingdom)	89,114	705,274
Republic Services, Inc.	4,710	656,810

		1,473,763

Communications Equipment — 0.7%
Cisco Systems, Inc.	37,099	2,350,964
Motorola Solutions, Inc.	7,538	2,048,074

		4,399,038

Construction Materials — 0.4%
CRH PLC (Ireland)	19,024	1,009,520
James Hardie Industries PLC, CDI	5,741	230,883
Martin Marietta Materials, Inc.	2,616	1,152,400

		2,392,803

Consumer Finance — 0.8%
Ally Financial, Inc.	2,786	132,641
American Express Co.	15,728	2,573,101
Capital One Financial Corp.	13,373	1,940,289
SLM Corp.	10,740	211,256
Synchrony Financial	2,380	110,408

		4,967,695

Distributors — 0.0%
Genuine Parts Co.	833	116,787
LKQ Corp.	1,984	119,099

		235,886

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc. (Class B Stock)*	4,593	1,373,307
EXOR NV (Netherlands)	1,408	126,799
Investor AB (Sweden) (Class B Stock)	121,813	3,062,671
Sofina SA (Belgium)	1,723	848,003

		5,410,780

Diversified Telecommunication Services — 0.9%
Cellnex Telecom SA (Spain), 144A	8,742	508,466
Deutsche Telekom AG (Germany)	59,146	1,095,081

	Shares	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
Nippon Telegraph & Telephone Corp. (Japan)	93,100	$2,550,322
Telefonica SA (Spain)	400,606	1,753,577

		5,907,446

Electric Utilities — 0.7%
Edison International	19,915	1,359,199
EDP - Energias de Portugal SA (Portugal)	188,674	1,037,841
Electricite de France SA (France)	48,759	572,880
Exelon Corp.	3,131	180,846
NRG Energy, Inc.	8,738	376,433
Red Electrica Corp. SA (Spain)	49,072	1,064,005

		4,591,204

Electrical Equipment — 1.1%
Eaton Corp. PLC	7,390	1,277,140
Emerson Electric Co.	21,425	1,991,882
Mitsubishi Electric Corp. (Japan)	110,700	1,406,706
Nidec Corp. (Japan)	4,100	480,067
nVent Electric PLC	6,050	229,900
Rockwell Automation, Inc.	317	110,585
Vertiv Holdings Co.	62,799	1,568,091

		7,064,371

Electronic Equipment, Instruments & Components — 1.2%
Arrow Electronics, Inc.*	2,644	355,010
Jabil, Inc.	5,357	376,865
Keyence Corp. (Japan)	3,155	1,980,672
Keysight Technologies, Inc.*	590	121,841
Shimadzu Corp. (Japan)	3,200	134,925
TE Connectivity Ltd.	28,472	4,593,672
Vontier Corp.	4,585	140,897

		7,703,882

Energy Equipment & Services — 0.1%
Schlumberger NV	29,834	893,528

Entertainment — 0.8%
Electronic Arts, Inc.	859	113,302
Netflix, Inc.*	3,357	2,022,391
Nintendo Co. Ltd. (Japan)	2,000	932,864
Sea Ltd. (Taiwan), ADR*	5,511	1,232,866
Walt Disney Co. (The)*	7,221	1,118,461

		5,419,884

Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.	5,681	1,661,692
Cousins Properties, Inc.	2,823	113,710
Equinix, Inc.	1,421	1,201,939
Extra Space Storage, Inc.	632	143,293
Goodman Group (Australia)	81,076	1,564,313
Public Storage	5,454	2,042,850
Segro PLC (United Kingdom)	133,410	2,593,532
Simon Property Group, Inc.	735	117,431
Weyerhaeuser Co.	11,366	468,052

		9,906,812

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Food & Staples Retailing — 1.2%
Albertson’s Cos., Inc. (Class A Stock)	5,445	$164,384
Costco Wholesale Corp.	221	125,462
Jeronimo Martins SGPS SA (Portugal)	17,527	400,428
Koninklijke Ahold Delhaize NV (Netherlands)	83,714	2,869,202
Kroger Co. (The)	27,595	1,248,950
Lawson, Inc. (Japan)	5,400	256,568
Ocado Group PLC (United Kingdom)*	16,095	364,596
Walmart, Inc.	14,836	2,146,621

		7,576,211

Food Products — 1.0%
Archer-Daniels-Midland Co.	9,991	675,292
Hershey Co. (The)	2,387	461,813
Nestle SA (Switzerland)	31,556	4,416,427
Tyson Foods, Inc. (Class A Stock)	10,777	939,323

		6,492,855

Gas Utilities — 0.3%
National Fuel Gas Co.	3,262	208,572
Osaka Gas Co. Ltd. (Japan)	42,800	708,785
Tokyo Gas Co. Ltd. (Japan)	44,600	799,806
UGI Corp.	7,916	363,423

		2,080,586

Health Care Equipment & Supplies — 1.7%
Alcon, Inc. (Switzerland) (XSWX)(a)	15,009	1,323,808
Alcon, Inc. (Switzerland) (NYSE)(a)	13,560	1,181,347
DiaSorin SpA (Italy)	1,541	293,443
Edwards Lifesciences Corp.*	993	128,643
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	19,630	440,035
Hologic, Inc.*	1,469	112,467
Hoya Corp. (Japan)	21,073	3,126,067
IDEXX Laboratories, Inc.*	820	539,937
Intuitive Surgical, Inc.*	3,300	1,185,690
Olympus Corp. (Japan)	16,100	371,266
Quidel Corp.*	1,350	182,236
Smith & Nephew PLC (United Kingdom)	7,721	134,980
Sonova Holding AG (Switzerland)	3,326	1,301,012
Straumann Holding AG (Switzerland)	366	778,014

		11,098,945

Health Care Providers & Services — 1.3%
Anthem, Inc.	3,749	1,737,811
Fresenius SE & Co. KGaA (Germany)	4,545	182,814
Laboratory Corp. of America Holdings*	1,761	553,324
Quest Diagnostics, Inc.	4,587	793,597
Sonic Healthcare Ltd. (Australia)	4,449	151,133
UnitedHealth Group, Inc.	10,200	5,121,828

		8,540,507

Health Care Technology — 0.2%
Cerner Corp.	11,066	1,027,699
M3, Inc. (Japan)	2,400	120,674

		1,148,373

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure — 1.1%
Aristocrat Leisure Ltd. (Australia)	16,772	$531,707
Booking Holdings, Inc.*	1,213	2,910,266
Choice Hotels International, Inc.	743	115,901
Compass Group PLC (United Kingdom)*	38,161	850,616
Domino’s Pizza, Inc.	1,345	759,024
La Francaise des Jeux SAEM (France), 144A (original cost $577,761;purchased 10/07/21 - 12/03/21)(f)	11,032	488,720
McDonald’s Corp.	1,744	467,514
Yum! Brands, Inc.	8,070	1,120,600

		7,244,348

Household Durables — 0.4%
Barratt Developments PLC (United Kingdom)	65,900	666,197
Iida Group Holdings Co. Ltd. (Japan)	16,600	386,635
Panasonic Corp. (Japan)	11,600	127,760
Persimmon PLC (United Kingdom)	4,047	156,364
Sekisui House Ltd. (Japan)	45,500	976,263
Taylor Wimpey PLC (United Kingdom)	105,976	251,196

		2,564,415

Household Products — 0.1%
Colgate-Palmolive Co.	8,266	705,421
Procter & Gamble Co. (The)	759	124,157

		829,578

Industrial Conglomerates — 0.3%
CK Hutchison Holdings Ltd. (United Kingdom)	68,500	441,726
Hitachi Ltd. (Japan)	8,200	444,088
Honeywell International, Inc.	4,672	974,159

		1,859,973

Insurance — 1.2%
AIA Group Ltd. (Hong Kong), ADR	23,310	939,964
American Financial Group, Inc.	2,409	330,804
Assicurazioni Generali SpA (Italy)	51,248	1,085,011
Assured Guaranty Ltd.	2,177	109,285
Chubb Ltd.	594	114,826
Dai-ichi Life Holdings, Inc. (Japan)	6,300	127,310
Fidelity National Financial, Inc.	9,945	518,930
First American Financial Corp.	3,870	302,750
Marsh & McLennan Cos., Inc.	6,979	1,213,090
NN Group NV (Netherlands)	11,283	613,735
Old Republic International Corp.	10,522	258,631
Progressive Corp. (The)	9,552	980,513
Travelers Cos., Inc. (The)	6,140	960,480

		7,555,329

Interactive Media & Services — 2.6%
Alphabet, Inc. (Class A Stock)*	1,824	5,284,201
Alphabet, Inc. (Class C Stock)*	1,444	4,178,344
Auto Trader Group PLC (United Kingdom), 144A	16,491	165,187
Meta Platforms, Inc. (Class A Stock)*	21,380	7,191,163

		16,818,895

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Internet & Direct Marketing Retail — 1.5%
Alibaba Group Holding Ltd. (China), ADR*(a)	5,861	$696,228
Amazon.com, Inc.*	2,451	8,172,468
MercadoLibre, Inc. (Argentina)*	168	226,531
ZOZO, Inc. (Japan)	15,000	468,165

		9,563,392

IT Services — 2.2%
Accenture PLC (Class A Stock)	8,838	3,663,793
Adyen NV (Netherlands), 144A*	239	628,422
Amadeus IT Group SA (Spain)*	12,315	833,645
Amdocs Ltd.	3,640	272,418
Cognizant Technology Solutions Corp. (Class A Stock)	1,398	124,030
Fidelity National Information Services, Inc.	7,647	834,670
Fujitsu Ltd. (Japan)	7,600	1,298,792
Gartner, Inc.*	1,571	525,217
PayPal Holdings, Inc.*	3,770	710,947
SCSK Corp. (Japan)	7,000	138,993
Shopify, Inc. (Canada) (Class A Stock)*	234	322,309
Visa, Inc. (Class A Stock)(a)	21,532	4,666,200
Worldline SA (France), 144A*	6,338	353,279

		14,372,715

Leisure Products — 0.0%
Shimano, Inc. (Japan)	500	133,095

Life Sciences Tools & Services — 1.5%
Agilent Technologies, Inc.	2,501	399,285
Danaher Corp.	2,504	823,841
Eurofins Scientific SE (Luxembourg)	2,583	320,021
ICON PLC (Ireland)*	4,675	1,447,847
Mettler-Toledo International, Inc.*	843	1,430,748
Sartorius Stedim Biotech (France)	1,546	849,087
Thermo Fisher Scientific, Inc.	4,844	3,232,111
Waters Corp.*	2,297	855,862
West Pharmaceutical Services, Inc.	241	113,031

		9,471,833

Machinery — 1.7%
Atlas Copco AB (Sweden) (Class A Stock)	18,564	1,282,907
CNH Industrial NV (United Kingdom)	24,081	469,058
Crane Co.	1,104	112,310
Deere & Co.	7,152	2,452,349
FANUC Corp. (Japan)	2,900	614,576
Illinois Tool Works, Inc.	5,658	1,396,394
MISUMI Group, Inc. (Japan)	31,300	1,285,637
NGK Insulators Ltd. (Japan)	8,100	137,036
Otis Worldwide Corp.	10,737	934,871
Sandvik AB (Sweden)	31,895	887,752
Snap-on, Inc.	1,905	410,299
Techtronic Industries Co. Ltd. (Hong Kong)	39,000	776,758

		10,759,947

	Shares	Value

COMMON STOCKS (continued)
Marine — 0.5%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	321	$1,069,194
AP Moller - Maersk A/S (Denmark) (Class B Stock)	310	1,112,146
Nippon Yusen KK (Japan)	3,700	281,744
SITC International Holdings Co. Ltd. (China)	148,000	535,652

		2,998,736

Media — 0.9%
Charter Communications, Inc. (Class A Stock)*	2,200	1,434,334
Comcast Corp. (Class A Stock)	30,468	1,533,454
CyberAgent, Inc. (Japan)	39,900	662,703
DISH Network Corp. (Class A Stock)*	51,570	1,672,931
Interpublic Group of Cos., Inc. (The)	6,498	243,350
Vivendi SE (France)	29,423	398,248

		5,945,020

Metals & Mining — 0.8%
Anglo American PLC (South Africa)	8,011	327,659
ArcelorMittal SA (Luxembourg)	46,657	1,492,999
BHP Group PLC (Australia)	5,035	150,118
BlueScope Steel Ltd. (Australia)	26,645	405,819
Evraz PLC (Russia)	56,926	464,437
Fortescue Metals Group Ltd. (Australia)	28,610	400,675
Nucor Corp.	11,213	1,279,964
Steel Dynamics, Inc.	7,202	447,028
United States Steel Corp.	9,954	237,005

		5,205,704

Multiline Retail — 0.3%
Kohl’s Corp.	5,491	271,200
Next PLC (United Kingdom)	9,061	997,454
Target Corp.	2,899	670,945

		1,939,599

Multi-Utilities — 0.7%
DTE Energy Co.	6,771	809,405
E.ON SE (Germany)	56,651	786,699
MDU Resources Group, Inc.	3,915	120,739
NiSource, Inc.	6,982	192,773
Sempra Energy	19,965	2,640,970

		4,550,586

Oil, Gas & Consumable Fuels — 1.9%
APA Corp.	13,570	364,897
BP PLC (United Kingdom)	315,191	1,410,099
Chevron Corp.	17,745	2,082,376
ConocoPhillips	35,503	2,562,607
Continental Resources, Inc.	2,395	107,200
Coterra Energy, Inc.	5,332	101,308
Devon Energy Corp.	2,611	115,015
Enterprise Products Partners LP, MLP	42,290	928,688
EOG Resources, Inc.	12,491	1,109,575
Equinor ASA (Norway)	35,426	939,784
Exxon Mobil Corp.	6,194	379,011
HollyFrontier Corp.	5,356	175,570

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Lundin Energy AB (Sweden)	23,346	$834,983
TotalEnergies SE (France)	29,708	1,509,951

		12,621,064

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	1,631	127,789

Personal Products — 1.1%
Herbalife Nutrition Ltd.*	3,941	161,305
L’Oreal SA (France)	10,582	5,023,955
Shiseido Co. Ltd. (Japan)	11,563	644,821
Unilever PLC (United Kingdom)	27,243	1,457,757

		7,287,838

Pharmaceuticals — 2.9%
Astellas Pharma, Inc. (Japan)	21,600	351,396
Bayer AG (Germany)	5,253	281,160
Ipsen SA (France)	4,128	378,064
Johnson & Johnson	12,628	2,160,272
Merck & Co., Inc.	15,475	1,186,004
Novo Nordisk A/S (Denmark), ADR	9,720	1,088,640
Novo Nordisk A/S (Denmark) (Class B Stock)	27,517	3,098,197
Organon & Co.	9,421	286,869
Orion OYJ (Finland) (Class B Stock)	12,405	515,664
Otsuka Holdings Co. Ltd. (Japan)	14,600	528,771
Pfizer, Inc.	25,346	1,496,681
Roche Holding AG (Switzerland) (XSWX)	10,783	4,481,496
Roche Holding AG (Switzerland) (SGMX)	325	145,611
Sanofi (France)	6,702	674,840
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	10,800	124,396
Zoetis, Inc.	9,553	2,331,219

		19,129,280

Professional Services — 1.4%
Adecco Group AG (Switzerland)	14,136	720,401
CACI International, Inc. (Class A Stock)*	411	110,645
Experian PLC (United Kingdom)	2,943	144,685
IHS Markit Ltd.	12,460	1,656,183
Persol Holdings Co. Ltd. (Japan)	10,300	298,934
Randstad NV (Netherlands)	12,628	865,164
Recruit Holdings Co. Ltd. (Japan)	22,987	1,396,254
RELX PLC (United Kingdom)	19,306	628,026
Robert Half International, Inc.	4,102	457,455
Teleperformance (France)	1,987	884,904
Thomson Reuters Corp. (Canada)	8,000	956,686
Wolters Kluwer NV (Netherlands)	10,129	1,192,924

		9,312,261

Real Estate Management & Development — 0.5%
CBRE Group, Inc. (Class A Stock)*	12,385	1,343,897
CK Asset Holdings Ltd. (Hong Kong)	66,000	415,677
Jones Lang LaSalle, Inc.*	1,936	521,442

	Shares	Value

COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
LEG Immobilien SE (Germany)	8,344	$1,164,891

		3,445,907

Road & Rail — 0.6%
AMERCO	329	238,930
Canadian Pacific Railway Ltd. (Canada)	15,890	1,142,869
J.B. Hunt Transport Services, Inc.	557	113,851
Knight-Swift Transportation Holdings, Inc.	5,875	358,022
Landstar System, Inc.	632	113,141
Nippon Express Co. Ltd. (Japan)^	7,300	431,239
Old Dominion Freight Line, Inc.	716	256,600
Ryder System, Inc.	1,938	159,749
Uber Technologies, Inc.*	28,705	1,203,601

		4,018,002

Semiconductors & Semiconductor Equipment — 3.3%
Applied Materials, Inc.	2,573	404,887
ASML Holding NV (Netherlands) (XAMS)	4,024	3,223,303
ASML Holding NV (Netherlands) (XNGS)	1,354	1,077,974
Broadcom, Inc.	203	135,078
Disco Corp. (Japan)	400	121,773
Intel Corp.	20,353	1,048,179
Lam Research Corp.	157	112,906
NVIDIA Corp.	14,219	4,181,950
NXP Semiconductors NV (China)	8,464	1,927,930
QUALCOMM, Inc.	16,960	3,101,475
STMicroelectronics NV (Singapore)	2,523	124,511
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	9,760	1,174,226
Teradyne, Inc.	798	130,497
Texas Instruments, Inc.	12,592	2,373,214
Tokyo Electron Ltd. (Japan)	4,430	2,541,882

		21,679,785

Software — 5.5%
Adobe, Inc.*	7,068	4,007,980
Atlassian Corp. PLC (Class A Stock)*	6,957	2,652,635
Cadence Design Systems, Inc.*	4,864	906,406
Check Point Software Technologies Ltd. (Israel)*	3,410	397,470
Elastic NV*	5,306	653,116
Fair Isaac Corp.*	302	130,968
Intuit, Inc.	3,571	2,296,939
Manhattan Associates, Inc.*	682	106,044
Microsoft Corp.	41,198	13,855,711
Nice Ltd. (Israel), ADR*(a)	1,949	591,716
Oracle Corp.	16,499	1,438,878
Oracle Corp. (Japan)	4,400	333,323
Palo Alto Networks, Inc.*	4,199	2,337,835
salesforce.com, Inc.*	11,062	2,811,186
Splunk, Inc.*	7,303	845,103
Temenos AG (Switzerland)	857	118,747
Teradata Corp.*	2,455	104,264
Trend Micro, Inc. (Japan)*	2,300	127,706

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
UiPath, Inc. (Class A Stock)*(a)	11,221	$483,962
Workday, Inc. (Class A Stock)*	4,523	1,235,593

		35,435,582

Specialty Retail — 2.1%
Advance Auto Parts, Inc.	4,885	1,171,814
AutoNation, Inc.*	1,682	196,542
AutoZone, Inc.*	69	144,651
Best Buy Co., Inc.	1,243	126,289
Dick’s Sporting Goods, Inc.	2,376	273,216
Foot Locker, Inc.	2,503	109,206
Home Depot, Inc. (The)	12,242	5,080,552
Industria de Diseno Textil SA (Spain)	21,747	705,271
Kingfisher PLC (United Kingdom)	236,830	1,085,082
Lithia Motors, Inc.	649	192,720
O’Reilly Automotive, Inc.*	179	126,415
Penske Automotive Group, Inc.	1,175	125,983
TJX Cos., Inc. (The)	15,741	1,195,057
Tractor Supply Co.	4,728	1,128,101
Ulta Beauty, Inc.*	3,481	1,435,355
Williams-Sonoma, Inc.	1,112	188,073
Yamada Holdings Co. Ltd. (Japan)	79,900	273,143

		13,557,470

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	57,088	10,137,116
Brother Industries Ltd. (Japan)	19,300	371,782
Canon, Inc. (Japan)	26,300	639,942
HP, Inc.	24,687	929,959

		12,078,799

Textiles, Apparel & Luxury Goods — 1.0%
adidas AG (Germany)	3,207	922,945
Burberry Group PLC (United Kingdom)	6,174	151,519
Burberry Group PLC (United Kingdom), ADR	19,820	486,779
Dr. Martens PLC (United Kingdom)*	40,963	238,059
EssilorLuxottica SA (France)	2,461	524,029
Hermes International (France)	359	627,015
LVMH Moet Hennessy Louis Vuitton SE (France)	1,808	1,495,339
NIKE, Inc. (Class B Stock)	8,640	1,440,029
Pandora A/S (Denmark)	3,906	486,370

		6,372,084

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.	12,515	180,466
New York Community Bancorp, Inc.	8,899	108,657

		289,123

Tobacco — 0.2%
Imperial Brands PLC (United Kingdom)	18,596	406,502
Philip Morris International, Inc.	9,300	883,500

		1,290,002

Trading Companies & Distributors — 1.1%
Ashtead Group PLC (United Kingdom)	6,356	510,097
Fastenal Co.	1,802	115,436

	Shares	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
Ferguson PLC	3,441	$609,410
ITOCHU Corp. (Japan)	4,400	134,658
Marubeni Corp. (Japan)	168,700	1,645,359
Mitsubishi Corp. (Japan)	71,000	2,258,975
MonotaRO Co. Ltd. (Japan)	19,445	349,550
W.W. Grainger, Inc.	3,152	1,633,493

		7,256,978

Wireless Telecommunication Services — 0.4%
KDDI Corp. (Japan)	50,100	1,462,373
T-Mobile US, Inc.*	7,616	883,304

		2,345,677

TOTAL COMMON STOCKS (cost $398,383,466)		449,482,537

PREFERRED STOCKS — 0.1%
Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany) (PRFC)	6,387	529,738

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Germany) (PRFC)	522	353,331

TOTAL PREFERRED STOCKS (cost $913,885)		883,069

TOTAL LONG-TERM INVESTMENTS (cost $491,144,740)		546,979,728

SHORT-TERM INVESTMENTS — 16.2%
AFFILIATED MUTUAL FUNDS — 15.2%
PGIM Core Ultra Short Bond Fund(wd)	90,571,367	90,571,367
PGIM Institutional Money Market Fund (cost $8,189,611; includes $8,189,102 of cash collateral for securities on loan)(b)(wd)	8,195,348	8,189,611

TOTAL AFFILIATED MUTUAL FUNDS (cost $98,760,978)		98,760,978

UNAFFILIATED FUNDS — 1.0%
Dreyfus Treasury Securities Cash Management (Institutional Shares)	2,326,946	2,326,946
Fidelity Investments Money Market Funds - Treasury Only Portfolio (Institutional Shares)	4,647,340	4,647,340

TOTAL UNAFFILIATED FUNDS (cost $6,974,286)		6,974,286

TOTAL SHORT-TERM INVESTMENTS (cost $105,735,264)		105,735,264

TOTAL INVESTMENTS—100.4% (cost $596,880,004)		652,714,992
Liabilities in excess of other assets(z) — (0.4)%		(2,884,570)

NET ASSETS — 100.0%		$649,830,422

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $431,239 and 0.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $7,962,136; cash collateral of $8,189,102 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $577,761. The aggregate value of $488,720 is 0.1% of net assets.

(wd)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
413	S&P 500 E-Mini Index	Mar. 2022	$98,263,025	$2,035,731

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

UBS Securities LLC	$5,224,450	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Fund	$96,614,122	$—	$—
Common Stocks
Argentina	226,531	—	—
Australia	—	5,722,142	—
Austria	—	429,096	—
Belgium	—	1,190,082	—
Canada	2,421,864	—	—
China	2,792,847	535,652	—
Denmark	1,088,640	5,765,907	—
Finland	—	515,664	—
France	—	21,243,478	—
Germany	—	10,080,997	—
Hong Kong	939,964	1,192,435	—
Ireland	1,447,847	1,009,520	—
Israel	989,186	439,150	—

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Italy	$—	$1,966,932	$—
Japan	—	40,793,899	431,239
Luxembourg	—	1,813,020	—
Netherlands	1,593,454	11,060,159	—
New Zealand	—	440,035	—
Norway	—	939,784	—
Portugal	—	1,438,269	—
Russia	—	606,647	—
Singapore	—	2,091,792	—
South Africa	—	327,659	—
Spain	—	6,271,942	—
Sweden	—	6,068,313	—
Switzerland	1,181,347	21,528,260	—
Taiwan	2,407,092	—	—
United Kingdom	486,779	21,813,319	—
United States	267,351,301	840,293	—
Preferred Stocks
Germany	—	883,069	—
Short-Term Investments
Affiliated Mutual Funds	98,760,978	—	—
Unaffiliated Funds	6,974,286	—	—

Total	$485,276,238	$167,007,515	$431,239

Other Financial Instruments*
Assets
Futures Contracts	$2,035,731	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Country Allocation:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows:

United States (including 1.3% of collateral for securities on loan)	72.3%
Japan	6.3
Switzerland	3.5
United Kingdom	3.4
France	3.3
Netherlands	1.9
Germany	1.7
Denmark	1.1
Spain	1.0
Sweden	0.9
Australia	0.9
China	0.5
Ireland	0.4
Canada	0.4
Taiwan	0.4
Hong Kong	0.3
Singapore	0.3

Italy	0.3%
Luxembourg	0.3
Portugal	0.2
Israel	0.2
Belgium	0.2
Norway	0.1
Russia	0.1
Finland	0.1
New Zealand	0.1
Austria	0.1
South Africa	0.1
Argentina	0.0 *

100.4
Liabilities in excess of other assets	(0.4)

100.0%

* Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and foreign exchange contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$2,035,731	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts

Equity contracts	$19,087,286	$—
Foreign exchange contracts	—	(155,918)

Total	$19,087,286	$(155,918)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$678,835

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)
$80,036,288	$1,416,149

Forward Foreign Currency Exchange Contracts—Sold(2)

$59,461

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$7,962,136	$(7,962,136)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST FRANKLIN 85/15 DIVERSIFIED ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $7,962,136:
Unaffiliated investments (cost $406,271,637)	$457,339,892
Affiliated investments (cost $190,608,367)	195,375,100
Foreign currency, at value (cost $30,200)	30,365
Deposit with broker for centrally cleared/exchange-traded derivatives	5,224,450
Tax reclaim receivable	498,236
Dividends and interest receivable	331,777
Receivable for Portfolio shares sold	263,396
Receivable from affiliate	4,499
Prepaid expenses and other assets	4,688

Total Assets	659,072,403

LIABILITIES
Payable to broker for collateral for securities on loan	8,189,102
Due to broker-variation margin futures	283,938
Payable for Portfolio shares purchased	245,537
Payable to affiliate	210,033
Management fee payable	181,151
Accrued expenses and other liabilities	99,010
Payable for investments purchased	17,006
Distribution fee payable	15,193
Trustees’ fees payable	560
Affiliated transfer agent fee payable	451

Total Liabilities	9,241,981

NET ASSETS	$649,830,422

Net assets were comprised of:
Partners’ Equity	$649,830,422

Net asset value and redemption price per share, $649,830,422 / 37,075,116 outstanding shares of beneficial interest	$17.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $559,498 foreign withholding tax, of which $62,189 is reimbursable by an affiliate)	$8,693,465
Affiliated dividend income	103,160
Income from securities lending, net (including affiliated income of $6,998)	41,747

Total income	8,838,372

EXPENSES
Management fee	4,514,935
Distribution fee	1,556,118
Custodian and accounting fees	226,570
Audit fee	32,300
Legal fees and expenses	30,043
Trustees’ fees	17,570
Shareholders’ reports	12,463
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,401
Miscellaneous	123,686

Total expenses	6,521,086
Less: Fee waiver and/or expense reimbursement	(539,760)
Distribution fee waiver	(226,868)

Net expenses	5,754,458

NET INVESTMENT INCOME (LOSS)	3,083,914

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,456,987) (net of foreign capital gains taxes $(23,762))	116,007,142
Futures transactions	19,087,286
Forward currency contract transactions	(155,918)
Foreign currency transactions	19,886

134,958,396

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,248,645)) (net of change in foreign capital gains taxes $7,225)	(22,693,755)
Futures	678,835
Foreign currencies	(14,095)

(22,029,015)

NET GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS	112,929,381

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$116,013,295

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,083,914	$5,834,486
Net realized gain (loss) on investment and foreign currency transactions	134,958,396	(27,615,568)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(22,029,015)	29,443,606

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	116,013,295	7,662,524

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [503,404 and 35,432,316 shares, respectively]	8,137,004	409,644,489
Portfolio shares purchased [2,625,039 and 36,815,593 shares, respectively]	(42,719,191)	(403,560,926)
NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(34,582,187)	6,083,563

TOTAL INCREASE (DECREASE)	81,431,108	13,746,087
NET ASSETS:
Beginning of year	568,399,314	554,653,227

End of year	$649,830,422	$568,399,314

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 91.3%
COMMON STOCKS — 58.8%
Argentina — 0.1%
MercadoLibre, Inc.*	1,383	$1,864,837

Australia — 0.3%
BHP Group Ltd.(a)	207,706	6,279,280
Rio Tinto PLC	51,812	3,436,741

		9,716,021

Austria — 0.1%
Erste Group Bank AG	44,259	2,081,435
Wienerberger AG	26,010	957,632

		3,039,067

Belgium — 0.4%
Azelis Group NV*	21,679	622,626
bpost SA*	68,171	595,898
D’ieteren Group	6,501	1,271,795
KBC Group NV	111,614	9,646,498

		12,136,817

Brazil — 0.2%
Ambev SA, ADR	116,351	325,783
Atacadao SA	46,506	127,296
B3 SA - Brasil Bolsa Balcao	127,152	254,345
Itau Unibanco Holding SA, ADR(a)	206,708	775,155
Localiza Rent a Car SA	16,475	156,793
Locaweb Servicos de Internet SA, 144A*	31,168	73,002
Lojas Renner SA	52,422	227,827
Magazine Luiza SA	142,251	183,868
Porto Seguro SA	31,908	119,633
Raia Drogasil SA	129,524	565,562
Suzano SA*	42,119	453,347
TIM SA, ADR	17,466	203,304
Vale SA, ADR(a)	80,955	1,134,989
WEG SA	106,229	627,784
XP, Inc. (Class A Stock)*	2,805	80,616

		5,309,304

Canada — 0.6%
Canadian National Railway Co.	54,400	6,682,218
Fairfax Financial Holdings Ltd. (OOTC)	2,794	1,375,011
Fairfax Financial Holdings Ltd. (XTSE)	2,334	1,148,115
Ritchie Bros. Auctioneers, Inc.(a)	16,687	1,021,411
Shopify, Inc. (Class A Stock)*	1,450	1,997,216
TC Energy Corp.	27,059	1,258,454
Toronto-Dominion Bank (The)	92,207	7,069,240

		20,551,665

Chile — 0.0%
Banco Santander Chile, ADR	14,414	234,804
Cencosud SA	53,727	89,860
Cia Cervecerias Unidas SA, ADR	4,390	72,040

		396,704

China — 2.5%
Airtac International Group	4,000	148,148
Alibaba Group Holding Ltd.*	648,604	9,734,994

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Amoy Diagnostics Co. Ltd. (Class A Stock)	7,400	$87,850
Anhui Conch Cement Co. Ltd. (Class H Stock)	33,500	167,061
ANTA Sports Products Ltd.	15,000	224,918
Baidu, Inc., ADR*	1,720	255,919
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	156,300	175,999
BeiGene Ltd., ADR*(a)	1,089	295,043
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (Class A Stock)	24,000	198,585
Bilibili, Inc., ADR*	4,284	198,778
Bilibili, Inc. (Class Z Stock)*	39,396	1,801,420
BOE Technology Group Co. Ltd. (Class A Stock)	379,400	300,811
Budweiser Brewing Co. APAC Ltd., 144A	222,900	584,022
BYD Co. Ltd. (Class H Stock)	6,000	203,737
Chacha Food Co. Ltd. (Class A Stock)	13,500	130,108
China Conch Venture Holdings Ltd.	53,000	258,935
China Construction Bank Corp. (Class H Stock)	2,083,000	1,442,555
China International Capital Corp. Ltd. (Class H Stock), 144A	55,200	152,309
China Lesso Group Holdings Ltd.	114,000	163,104
China Life Insurance Co. Ltd. (Class H Stock)	242,000	400,524
China Merchants Bank Co. Ltd. (Class H Stock)	126,500	982,801
China Molybdenum Co. Ltd. (Class H Stock)	471,000	249,161
China Pacific Insurance Group Co. Ltd. (Class H Stock)	115,200	312,064
China Resources Land Ltd.	100,000	421,780
China Resources Mixc Lifestyle Services Ltd., 144A	24,400	113,754
China Shenhua Energy Co. Ltd. (Class H Stock)	108,500	254,642
China Vanke Co. Ltd. (Class H Stock)	123,500	287,041
Chongqing Brewery Co. Ltd. (Class A Stock)*	7,200	171,110
Contemporary Amperex Technology Co. Ltd. (Class A Stock)	4,400	406,909
Country Garden Services Holdings Co. Ltd.	58,000	347,481
ENN Energy Holdings Ltd.	25,600	482,249
Foshan Haitian Flavouring & Food Co. Ltd. (Class A Stock)	51,630	852,078
Fu Jian Anjoy Foods Co. Ltd. (Class A Stock)	5,300	142,264
Fuyao Glass Industry Group Co. Ltd. (Class H Stock), 144A	36,000	185,800
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	414,000	407,800
Guangzhou Kingmed Diagnostics Group Co. Ltd. (Class A Stock)	10,600	185,820
Haidilao International Holding Ltd., 144A	36,000	81,307

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Haier Smart Home Co. Ltd. (Class H Stock)	133,000	$561,649
Hangzhou Tigermed Consulting Co. Ltd. (Class H Stock), 144A	10,200	129,451
Han’s Laser Technology Industry Group Co. Ltd. (Class A Stock)	24,000	203,462
Hefei Meiya Optoelectronic Technology, Inc. (Class A Stock)	20,200	118,991
Huatai Securities Co. Ltd. (Class H Stock), 144A	93,000	154,720
Huayu Automotive Systems Co. Ltd. (Class A Stock)	36,600	162,721
Huazhu Group Ltd.*	61,500	231,117
Huazhu Group Ltd., ADR*	5,734	214,108
Hundsun Technologies, Inc. (Class A Stock)	12,660	123,674
Hutchmed China Ltd., ADR*	2,394	83,981
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,032,000	587,729
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	61,101	397,885
Innovent Biologics, Inc., 144A*	36,000	222,585
JD.com, Inc. (Class A Stock)*	85,778	3,004,292
Jiangsu Hengli Hydraulic Co. Ltd. (Class A Stock)	10,200	130,941
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	35,571	283,285
Jiangsu Hengshun Vinegar Industry Co. Ltd. (Class A Stock)	34,400	86,175
Kingdee International Software Group Co. Ltd.*	114,000	349,652
Kunlun Energy Co. Ltd.	228,000	214,064
Kweichow Moutai Co. Ltd. (Class A Stock)	5,332	1,716,075
Laobaixing Pharmacy Chain JSC (Class A Stock)	25,660	198,982
Lenovo Group Ltd.	130,000	149,030
Longfor Group Holdings Ltd., 144A	79,500	374,167
Maxscend Microelectronics Co. Ltd. (Class A Stock)	2,400	123,185
Meituan (Class B Stock), 144A*	74,700	2,149,408
Midea Group Co. Ltd. (Class A Stock)	59,300	686,999
Minth Group Ltd.	58,000	254,850
NetEase, Inc.	81,210	1,637,411
NIO, Inc., ADR*(a)	22,164	702,155
Nongfu Spring Co. Ltd. (Class H Stock), 144A	27,800	183,383
NXP Semiconductors NV	74,772	17,031,566
Oppein Home Group, Inc. (Class A Stock)	16,300	377,650
Pharmaron Beijing Co. Ltd. (Class H Stock), 144A	13,200	203,628
PICC Property & Casualty Co. Ltd. (Class H Stock)	512,000	417,948
Pinduoduo, Inc., ADR*(a)	10,164	592,561
Ping An Bank Co. Ltd. (Class A Stock)	127,900	330,950
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	295,000	2,125,537

	Shares	Value

COMMON STOCKS (continued)
China (cont’d.)
Poly Developments & Holdings Group Co. Ltd. (Class A Stock)	110,500	$271,364
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	323,000	226,691
Qingdao Haier Biomedical Co. Ltd. (Class A Stock)	14,545	207,819
Shanghai Baosight Software Co. Ltd. (Class A Stock)	19,800	189,456
Shanghai Liangxin Electrical Co. Ltd. (Class A Stock)	37,032	103,767
Shenzhen Mindray Bio-Medical
Electronics Co. Ltd. (Class A Stock)	4,700	281,468
Skshu Paint Co. Ltd. (Class A Stock)	12,100	264,993
Sunny Optical Technology Group Co. Ltd.	20,100	634,694
Tencent Holdings Ltd.	289,300	16,813,573
Tongwei Co. Ltd. (Class A Stock)	20,700	145,924
Topsports International Holdings Ltd., 144A	198,000	200,203
Trip.com Group Ltd., ADR*	9,989	245,929
Wanhua Chemical Group Co. Ltd. (Class A Stock)	16,500	261,951
Wuliangye Yibin Co. Ltd. (Class A Stock)	3,900	136,156
WuXi AppTec Co. Ltd. (Class H Stock), 144A	20,064	348,103
Wuxi Biologics Cayman, Inc., 144A*	158,500	1,901,240
Xiaomi Corp. (Class B Stock), 144A*	121,800	294,975
Xinyi Solar Holdings Ltd.	232,000	393,371
XPeng, Inc. (Class A Stock)*	18,148	432,853
Yum China Holdings, Inc.	20,856	1,039,463
Yunnan Energy New Material Co. Ltd. (Class A Stock)	3,600	141,707
Zai Lab Ltd., ADR*	2,818	177,111
Zhejiang Dingli Machinery Co. Ltd. (Class A Stock)	13,200	166,432
Zhejiang Weixing New Building Materials Co. Ltd. (Class A Stock)	61,970	237,211
Zhongji Innolight Co. Ltd. (Class A Stock)	19,300	128,938
Zijin Mining Group Co. Ltd. (Class H Stock)	134,000	159,523

		84,729,763

Colombia — 0.0%
Ecopetrol SA, ADR(a)	17,456	225,008

Denmark — 1.1%
Carlsberg A/S (Class B Stock)	29,689	5,131,730
Coloplast A/S (Class B Stock)	16,703	2,936,619
Novo Nordisk A/S (Class B Stock)	212,223	23,894,638
Orsted A/S, 144A	23,476	3,014,338
Pandora A/S	7,757	965,891
Royal Unibrew A/S	5,751	648,071

		36,591,287

Finland — 0.3%
Kone OYJ (Class B Stock)	58,159	4,164,056
Nokia OYJ*	358,134	2,257,599

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Finland (cont’d.)
Nordea Bank Abp	301,948	$3,689,017
QT Group OYJ*	3,747	567,181

		10,677,853

France — 1.9%
Airbus SE*	68,442	8,766,686
BNP Paribas SA	36,842	2,548,241
Capgemini SE	40,765	9,998,334
Credit Agricole SA	86,650	1,237,958
L’Oreal SA	14,224	6,753,047
LVMH Moet Hennessy Louis Vuitton SE	16,869	13,951,809
Safran SA	33,201	4,060,846
Societe Generale SA	142,690	4,908,514
Vinci SA	106,403	11,241,186

		63,466,621

Germany — 1.4%
adidas AG	35,586	10,241,324
Allianz SE	70,474	16,620,769
Daimler AG	20,180	1,550,462
Daimler Truck Holding AG*	10,090	370,930
Deutsche Boerse AG	7,526	1,258,402
Deutsche Post AG	85,777	5,503,323
Deutsche Telekom AG	99,130	1,835,379
DWS Group GmbH & Co. KGaA, 144A	14,059	567,301
Eckert & Ziegler Strahlen- und Medizintechnik AG	9,047	968,754
GFT Technologies SE	23,654	1,235,926
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,457	1,909,481
RWE AG	86,610	3,525,895
Siemens AG	14,660	2,532,798
VERBIO Vereinigte BioEnergie AG	8,541	585,545

		48,706,289

Greece — 0.0%
Hellenic Telecommunications Organization SA	14,184	262,320
OPAP SA	17,295	245,811

		508,131

Hong Kong — 0.6%
AIA Group Ltd.	950,400	9,582,469
Hong Kong Exchanges & Clearing Ltd.	130,500	7,627,641
Jardine Matheson Holdings Ltd.	5,100	279,883
Techtronic Industries Co. Ltd.	69,500	1,384,222

		18,874,215

Hungary — 0.0%
OTP Bank Nyrt*	7,476	382,183
Richter Gedeon Nyrt	4,268	114,821

		497,004

India — 0.9%
ACC Ltd.	5,649	168,334
Ambuja Cements Ltd.	44,106	223,885

	Shares	Value

COMMON STOCKS (continued)
India (cont’d.)
Apollo Hospitals Enterprise Ltd.	6,124	$413,959
Axis Bank Ltd.*	36,204	329,777
Bharat Petroleum Corp. Ltd.	37,071	192,720
Biocon Ltd.*	34,196	167,907
Britannia Industries Ltd.	8,751	424,671
Eicher Motors Ltd.	4,734	164,845
HDFC Bank Ltd., ADR	174,463	11,352,307
HDFC Life Insurance Co. Ltd., 144A	53,025	463,150
Hindalco Industries Ltd.	58,374	374,545
Hindustan Unilever Ltd.	22,527	715,062
Housing Development Finance Corp. Ltd.	115,338	4,001,852
ICICI Bank Ltd.	64,906	646,063
Infosys Ltd., ADR	160,799	4,069,823
Kotak Mahindra Bank Ltd.	24,580	593,263
Larsen & Toubro Ltd.	20,224	515,049
Maruti Suzuki India Ltd.	6,071	605,785
NTPC Ltd.	173,111	290,324
Oil & Natural Gas Corp. Ltd.	123,613	237,059
Petronet LNG Ltd.	83,858	243,949
Power Grid Corp. of India Ltd.	151,725	417,339
Reliance Industries Ltd.	56,488	1,802,739
Shriram Transport Finance Co. Ltd.	16,308	266,618
Tata Consultancy Services Ltd.	21,536	1,082,150
Tata Steel Ltd.	14,058	210,874
UltraTech Cement Ltd	4,659	475,969
United Spirits Ltd.*	16,907	204,749
Wipro Ltd.	17,793	171,562

		30,826,329

Indonesia — 0.3%
Bank Central Asia Tbk PT	13,868,200	7,125,743
Bank Rakyat Indonesia Persero Tbk PT	5,018,707	1,449,897
Telkom Indonesia Persero Tbk PT	2,356,800	668,881
Unilever Indonesia Tbk PT	346,200	99,862

		9,344,383

Ireland — 0.1%
Ryanair Holdings PLC, ADR*	30,136	3,083,817

Italy — 0.3%
UniCredit SpA	588,737	9,004,444

Japan — 0.7%
Allegro MicroSystems, Inc.*	21,407	774,505
Honda Motor Co. Ltd.	93,900	2,659,843
Hoya Corp.	18,200	2,699,873
Keyence Corp.	9,800	6,152,324
Kyowa Kirin Co. Ltd.	90,700	2,472,125
Sony Group Corp.	61,000	7,680,731

		22,439,401

Kuwait — 0.0%
National Bank of Kuwait SAKP	69,365	228,605

Luxembourg — 0.0%
ArcelorMittal SA	44,039	1,409,224

Macau — 0.0%
Sands China Ltd.*	117,200	272,722

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Malaysia — 0.0%
CIMB Group Holdings Bhd	137,900	$180,373
Malayan Banking Bhd	67,300	134,173
Petronas Chemicals Group Bhd	147,300	315,568
Public Bank Bhd	431,300	430,985
Tenaga Nasional Bhd	81,300	182,448
Top Glove Corp. Bhd	48,000	29,881

		1,273,428

Mexico — 0.3%
America Movil SAB de CV (Class L Stock)	919,954	974,072
Fomento Economico Mexicano SAB de CV, ADR	9,996	776,789
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)*	24,582	339,493
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	15,801	325,759
Grupo Financiero Banorte SAB de CV (Class O Stock)	170,418	1,108,377
Grupo Mexico SAB de CV (Class B Stock)	127,325	555,055
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	134,877	204,929
Wal-Mart de Mexico SAB de CV	1,641,110	6,109,028

		10,393,502

Netherlands — 0.8%
Adyen NV, 144A*	1,594	4,191,233
ASM International NV	5,582	2,464,099
ASML Holding NV	13,755	11,018,024
Koninklijke Ahold Delhaize NV	99,414	3,407,302
NN Group NV	33,457	1,819,882
Royal Dutch Shell PLC (Class A Stock)	159,885	3,509,767

		26,410,307

Norway — 0.0%
Equinor ASA	40,785	1,081,948

Peru — 0.0%
Credicorp Ltd.	5,541	676,390

Philippines — 0.0%
Ayala Corp.	9,330	151,959
Ayala Land, Inc.	220,000	158,401
International Container Terminal Services, Inc.	52,340	205,353

		515,713

Poland — 0.0%
Allegro.eu SA, 144A*	22,522	217,177
Dino Polska SA, 144A*	2,910	265,373
Powszechny Zaklad Ubezpieczen SA	39,681	347,433

		829,983

Qatar — 0.0%
Qatar National Bank QPSC	69,402	384,773

Russia — 0.3%
Alrosa PJSC	136,916	224,331
Gazprom PJSC, ADR	126,217	1,159,934

	Shares	Value

COMMON STOCKS (continued)
Russia (cont’d.)
LUKOIL PJSC, ADR	10,813	$971,007
Magnitogorsk Iron & Steel Works PJSC	206,310	190,714
MMC Norilsk Nickel PJSC, ADR	14,995	463,026
Novatek PJSC^	8,320	191,571
Rosneft Oil Co. PJSC, GDR	44,131	355,202
Sberbank of Russia PJSC, ADR(a)	411,277	6,477,613
Severstal PAO, GDR	14,890	320,704
X5 Retail Group NV, GDR	8,745	231,546

		10,585,648

Saudi Arabia — 0.2%
Al Rajhi Bank	28,116	1,061,652
Alinma Bank	61,875	394,548
Almarai Co. JSC	14,002	181,708
BinDawood Holding Co.	4,927	125,753
Delivery Hero SE, 144A*	31,878	3,539,412
SABIC Agri-Nutrients Co.	4,245	199,787
Saudi Basic Industries Corp.	14,988	462,996
Saudi National Bank (The)	51,648	885,851
Saudi Telecom Co.	10,139	303,267

		7,154,974

Singapore — 0.3%
BOC Aviation Ltd., 144A	13,100	96,059
DBS Group Holdings Ltd.	448,600	10,868,499

		10,964,558

South Africa — 0.3%
Anglo American PLC	154,542	6,320,955
Bid Corp. Ltd.	28,791	589,470
Bidvest Group Ltd. (The)	14,203	168,928
Capitec Bank Holdings Ltd.	9,001	1,151,826
Clicks Group Ltd.	14,366	284,983
Discovery Ltd.*	31,132	280,806
FirstRand Ltd.	158,651	604,600
Impala Platinum Holdings Ltd.	14,051	198,582
MTN Group Ltd.*	20,860	223,358
Naspers Ltd. (Class N Stock)	4,211	651,959
Nedbank Group Ltd.	22,473	246,544
Sanlam Ltd.	100,182	373,278
SPAR Group Ltd. (The)	23,084	242,323
Standard Bank Group Ltd.	29,466	258,831
Vodacom Group Ltd.	23,604	199,727

		11,796,170

South Korea — 1.1%
BGF retail Co. Ltd.*	748	91,258
Hana Financial Group, Inc.	8,463	298,678
Hankook Tire & Technology Co. Ltd.*	4,740	157,730
Hyundai Glovis Co. Ltd.*	2,116	299,183
Hyundai Mobis Co. Ltd.	1,123	238,613
Hyundai Motor Co.	1,474	257,926
Kakao Corp.	6,293	593,104
KB Financial Group, Inc.	13,894	640,253
Kia Corp.*	9,183	630,995
KIWOOM Securities Co. Ltd.*	1,479	132,925
LG Chem Ltd.*	1,317	681,865
LG Household & Health Care Ltd.*	966	891,409

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
South Korea (cont’d.)
Mando Corp.*	2,756	$145,594
NAVER Corp.*	6,274	1,997,260
NCSoft Corp.*	822	444,865
POSCO	2,371	541,693
Samsung Biologics Co. Ltd., 144A*	249	189,533
Samsung Electro-Mechanics Co. Ltd.*	1,897	314,968
Samsung Electronics Co. Ltd.	91,887	6,040,230
Samsung Electronics Co. Ltd., GDR	10,223	16,810,234
Samsung Fire & Marine Insurance Co. Ltd.*	1,700	285,921
Samsung SDI Co. Ltd.	456	250,249
Shinhan Financial Group Co. Ltd.	17,299	534,593
SK Hynix, Inc.	12,195	1,340,134
SK Innovation Co. Ltd.*	2,165	434,722
SK Square Co. Ltd.*	3,307	183,447
SK Telecom Co. Ltd.	5,117	248,230
SK, Inc.	855	180,217
SKC Co. Ltd.*	1,694	248,560
S-Oil Corp.	4,695	338,396

		35,442,785

Spain — 0.3%
Fluidra SA	20,229	808,407
Iberdrola SA	647,548	7,662,725

		8,471,132

Sweden — 0.4%
Atlas Copco AB (Class A Stock)	82,953	5,732,652
Hemnet Group AB*	37,689	696,721
Volvo AB (Class B Stock)	316,428	7,323,084

		13,752,457

Switzerland — 1.5%
Cie Financiere Richemont SA (Class A Stock)	13,765	2,061,491
Interroll Holding AG	184	829,324
Lonza Group AG	6,460	5,388,461
Nestle SA	129,343	18,102,228
Novartis AG	31,626	2,777,745
Roche Holding AG	13,821	5,744,112
Schindler Holding AG (Part. Cert.)	4,335	1,165,591
SGS SA	1,529	5,101,971
Sika AG	4,409	1,838,368
Zehnder Group AG	11,193	1,141,497
Zurich Insurance Group AG	11,013	4,829,121

		48,979,909

Taiwan — 1.3%
Advantech Co. Ltd.	37,496	536,129
ASE Technology Holding Co. Ltd.	145,000	555,080
AU Optronics Corp.	500,000	416,373
Chailease Holding Co. Ltd.	64,230	610,423
CTBC Financial Holding Co. Ltd.	343,000	321,135
Delta Electronics, Inc.	170,000	1,696,677
Eclat Textile Co. Ltd.	15,000	342,311
Evergreen Marine Corp. Taiwan Ltd.	30,000	155,257
Fubon Financial Holding Co. Ltd.	222,200	615,190
Giant Manufacturing Co. Ltd.	17,000	211,910

	Shares	Value

COMMON STOCKS (continued)
Taiwan (cont’d.)
Hiwin Technologies Corp.	19,998	$221,796
Hon Hai Precision Industry Co. Ltd.	142,000	533,218
Largan Precision Co. Ltd.	4,000	356,776
MediaTek, Inc.	10,000	429,277
Nan Ya Plastics Corp.	83,000	255,949
Nanya Technology Corp.	146,000	413,162
Nien Made Enterprise Co. Ltd.	13,000	193,481
Novatek Microelectronics Corp.	28,000	543,828
Powertech Technology, Inc.	78,000	275,390
President Chain Store Corp.	65,000	641,700
Quanta Computer, Inc.	96,000	328,432
Realtek Semiconductor Corp.	24,000	501,639
Sea Ltd., ADR*	25,311	5,662,324
Taiwan Semiconductor Manufacturing Co. Ltd.	609,000	13,537,177
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	106,638	12,829,618
Taiwan Union Technology Corp.	53,000	195,486
Uni-President Enterprises Corp.	172,000	425,654
Vanguard International Semiconductor Corp.	49,000	278,987
Wiwynn Corp.	8,000	321,900
Yageo Corp.	23,000	398,844
Yuanta Financial Holding Co. Ltd.	505,920	462,441

		44,267,564

Thailand — 0.1%
Airports of Thailand PCL, NVDR*	149,500	272,395
Minor International PCL, NVDR*	215,100	184,861
PTT Exploration & Production PCL	48,100	169,710
PTT Exploration & Production PCL, NVDR	70,000	246,999
PTT Global Chemical PCL, NVDR	184,500	324,155
PTT PCL, NVDR	201,500	228,912
Siam Cement PCL (The)	27,000	311,834
Siam Commercial Bank PCL (The), NVDR	103,000	390,705
Thai Oil PCL	117,400	173,662

		2,303,233

Turkey — 0.0%
Ford Otomotiv Sanayi A/S	12,488	231,114

United Arab Emirates — 0.0%
Emaar Properties PJSC	162,071	215,534
Emirates Telecommunications Group Co. PJSC	26,864	231,902
First Abu Dhabi Bank PJSC	38,494	197,298

		644,734

United Kingdom — 1.1%
BP PLC	584,624	2,615,486
CNH Industrial NV	71,973	1,401,914
Diageo PLC	189,574	10,354,420
Linde PLC	24,176	8,400,416
London Stock Exchange Group PLC	32,061	3,007,210
Persimmon PLC	109,260	4,221,484
RELX PLC	200,942	6,536,634

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United Kingdom (cont’d.)
Taylor Wimpey PLC	730,872	$1,732,390

		38,269,954

United States — 39.0%
AbbVie, Inc.	175,514	23,764,596
Advanced Micro Devices, Inc.*	77,069	11,090,229
Affirm Holdings, Inc.*	6,157	619,148
Airbnb, Inc. (Class A Stock)*	4,016	668,624
Alaska Air Group, Inc.*	18,445	960,985
Alleghany Corp.*	3,087	2,060,850
Alnylam Pharmaceuticals, Inc.*	10,547	1,788,560
Alphabet, Inc. (Class A Stock)*	5,404	15,655,604
Alphabet, Inc. (Class C Stock)*	10,459	30,264,058
Amazon.com, Inc.*	13,801	46,017,226
American Campus Communities, Inc., REIT	27,190	1,557,715
American Electric Power Co., Inc.	28,310	2,518,741
American Express Co.	19,525	3,194,290
American Homes 4 Rent (Class A Stock), REIT	54,211	2,364,142
American International Group, Inc.	27,118	1,541,930
Ameriprise Financial, Inc.	10,526	3,175,273
AmerisourceBergen Corp.	27,229	3,618,462
AMETEK, Inc.	15,548	2,286,178
Analog Devices, Inc.	85,844	15,088,800
Apple Hospitality REIT, Inc., REIT	78,651	1,270,214
Apple, Inc.	258,727	45,942,153
AptarGroup, Inc.(a)	15,199	1,861,574
Arista Networks, Inc.*	10,394	1,494,138
Aspen Technology, Inc.*	5,489	835,426
Atmos Energy Corp.	15,835	1,659,033
AutoZone, Inc.*	2,770	5,807,000
Axalta Coating Systems Ltd.*	86,987	2,881,009
Bank of America Corp.	335,675	14,934,181
Berkshire Hathaway, Inc. (Class B Stock)*	32,437	9,698,663
Best Buy Co., Inc.	24,923	2,532,177
Biogen, Inc.*	10,764	2,582,499
BJ’s Wholesale Club Holdings, Inc.*	33,670	2,254,880
Black Knight, Inc.*	23,995	1,988,946
BlackRock, Inc.	2,291	2,097,548
Blackstone, Inc.	26,204	3,390,536
Booking Holdings, Inc.*	3,862	9,265,826
Boston Scientific Corp.*	266,645	11,327,080
Bright Horizons Family Solutions, Inc.*	24,957	3,141,587
Bristol-Myers Squibb Co.	276,727	17,253,928
Brixmor Property Group, Inc., REIT	124,056	3,152,263
Broadridge Financial Solutions, Inc.	9,390	1,716,680
Brunswick Corp.	20,388	2,053,683
Bumble, Inc. (Class A Stock)*	29,148	986,951
Burlington Stores, Inc.*	5,450	1,588,730
Capital One Financial Corp.	45,514	6,603,626
Carlisle Cos., Inc.	11,166	2,770,508
CarMax, Inc.*	10,237	1,333,165
Carter’s, Inc.	7,866	796,197
Casey’s General Stores, Inc.	6,780	1,338,033
Catalent, Inc.*	31,346	4,013,228
CBRE Group, Inc. (Class A Stock)*	21,607	2,344,576
Celanese Corp.	7,016	1,179,109

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Centene Corp.*	42,928	$3,537,267
CenterPoint Energy, Inc.	57,154	1,595,168
Ceridian HCM Holding, Inc.*	24,737	2,584,027
Certara, Inc.*(a)	32,409	921,064
Charles Schwab Corp. (The)	85,078	7,155,060
Charter Communications, Inc. (Class A Stock)*	7,759	5,058,635
Chemed Corp.(a)	3,180	1,682,347
Chesapeake Energy Corp.	365	23,550
Chevron Corp.	65,744	7,715,058
Chubb Ltd.	16,674	3,223,251
Cigna Corp.	8,175	1,877,225
Cisco Systems, Inc.	37,782	2,394,245
Citigroup, Inc.	46,715	2,821,119
Citizens Financial Group, Inc.	102,956	4,864,671
Claire’s Private Placement*^	313	93,900
Clearwater Analytics Holdings, Inc. (Class A Stock)*(a)	26,029	598,146
CMC Materials, Inc.	8,218	1,575,308
CNA Financial Corp.	26,073	1,149,298
Coca-Cola Co. (The)	179,550	10,631,156
Cognex Corp.	19,900	1,547,424
Columbia Sportswear Co.	16,756	1,632,705
Comcast Corp. (Class A Stock)	94,429	4,752,612
Commerce Bancshares, Inc.	14,996	1,030,825
CommScope Holding Co., Inc.*	83,456	921,354
Confluent, Inc. (Class A Stock)*(a)	18,347	1,398,775
ConocoPhillips	130,178	9,396,248
Constellation Brands, Inc. (Class A Stock)	24,666	6,190,426
Cooper Cos., Inc. (The)	4,597	1,925,867
Copart, Inc.*	16,955	2,570,717
Coterra Energy, Inc.	125,832	2,390,808
Cracker Barrel Old Country Store, Inc.(a)	5,309	682,950
Crowdstrike Holdings, Inc. (Class A Stock)*	5,818	1,191,236
Crown Holdings, Inc.	13,163	1,456,091
CubeSmart, REIT	28,180	1,603,724
Cullen/Frost Bankers, Inc.	9,640	1,215,315
Cushman & Wakefield PLC*	51,337	1,141,735
CVS Health Corp.	41,764	4,308,374
Deere & Co.	23,578	8,084,660
Definitive Healthcare Corp.*(a)	19,601	535,695
Dexcom, Inc.*	4,525	2,429,699
Diamondback Energy, Inc.	10,317	1,112,688
Dick’s Sporting Goods, Inc.(a)	13,462	1,547,995
Discover Financial Services	9,196	1,062,690
DISH Network Corp. (Class A Stock)*	57,733	1,872,859
Dollar General Corp.	9,478	2,235,197
Douglas Dynamics, Inc.	14,351	560,550
Dover Corp.	27,169	4,933,890
DraftKings, Inc. (Class A Stock)*(a)	31,884	875,853
Driven Brands Holdings, Inc.*	34,982	1,176,095
EastGroup Properties, Inc., REIT	8,124	1,851,053
Eastman Chemical Co.	60,950	7,369,465
Eaton Corp. PLC	73,150	12,641,783
Edison International	30,163	2,058,625
Eli Lilly & Co.	16,202	4,475,316

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Encompass Health Corp.	25,193	$1,644,095
Energizer Holdings, Inc.	50,360	2,019,436
Entegris, Inc.	19,329	2,678,613
Entergy Corp.	18,464	2,079,970
Envestnet, Inc.*	13,324	1,057,126
EOG Resources, Inc.	25,438	2,259,658
EP Energy Corp.*	6,875	607,578
EPAM Systems, Inc.*	1,933	1,292,114
Equifax, Inc.	8,497	2,487,837
Estee Lauder Cos., Inc. (The) (Class A Stock)	6,491	2,402,968
Exact Sciences Corp.*(a)	11,976	932,092
Exelixis, Inc.*	49,998	913,963
FactSet Research Systems, Inc.	3,702	1,799,209
Federal Realty Investment Trust, REIT(a)	14,340	1,954,829
FedEx Corp.	23,245	6,012,087
Ferguson PLC	45,181	8,001,678
First Horizon Corp.	102,280	1,670,232
First Republic Bank	10,141	2,094,218
FleetCor Technologies, Inc.*	13,714	3,069,742
Focus Financial Partners, Inc. (Class A Stock)*	25,958	1,550,212
Fortune Brands Home & Security, Inc.	57,957	6,195,603
Freeport-McMoRan, Inc.	48,010	2,003,457
Frontier Communications Parent, Inc.*	1	30
Gap, Inc. (The)	120,114	2,120,012
Garmin Ltd.	11,766	1,602,176
Generac Holdings, Inc.*	12,144	4,273,717
General Dynamics Corp.	14,000	2,918,580
Global Payments, Inc.	13,018	1,759,773
Goodman Networks, Inc.*^	1,490	—
Guidewire Software, Inc.*(a)	12,068	1,370,080
Hartford Financial Services Group, Inc. (The)	50,472	3,484,587
Hayward Holdings, Inc.*(a)	34,750	911,493
HCA Healthcare, Inc.	5,013	1,287,940
HealthEquity, Inc.*	19,070	843,657
Hillman Solutions Corp.*(a)	85,075	914,556
Home Depot, Inc. (The)	13,306	5,522,123
Honeywell International, Inc.	14,914	3,109,718
Horizon Therapeutics PLC*	23,641	2,547,554
HubSpot, Inc.*	3,582	2,361,075
IAA, Inc.*	29,463	1,491,417
IAC/InterActiveCorp*	12,182	1,592,309
ICU Medical, Inc.*	5,722	1,358,060
IDEX Corp.	6,340	1,498,269
IHS Markit Ltd.	14,583	1,938,372
Ingersoll Rand, Inc.	123,979	7,670,581
Insulet Corp.*	3,178	845,570
International Business Machines Corp.	17,324	2,315,526
Intuit, Inc.	2,842	1,828,031
Intuitive Surgical, Inc.*	15,453	5,552,263
Invesco Ltd.	86,665	1,995,028
ITT, Inc.	25,606	2,616,677
Jack Henry & Associates, Inc.	6,340	1,058,717
Jazz Pharmaceuticals PLC*	11,364	1,447,774
JBG SMITH Properties, REIT	39,677	1,139,127
Johnson & Johnson	28,186	4,821,779

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
JS Global Lifestyle Co. Ltd., 144A	46,500	$78,164
Keurig Dr. Pepper, Inc.	56,475	2,081,669
Keysight Technologies, Inc.*	12,509	2,583,234
Kimco Realty Corp., REIT	144,637	3,565,302
Kinder Morgan, Inc.	163,427	2,591,952
Kinsale Capital Group, Inc.	9,474	2,253,770
Knight-Swift Transportation Holdings, Inc.	26,883	1,638,250
Kohl’s Corp.(a)	44,387	2,192,274
Kraft Heinz Co. (The)	80,068	2,874,441
Kyndryl Holdings, Inc.*(a)	61,537	1,113,820
Lam Research Corp.	5,659	4,069,670
Lamar Advertising Co. (Class A Stock), REIT	6,064	735,563
Lamb Weston Holdings, Inc.	23,510	1,490,064
Landstar System, Inc.	8,014	1,434,666
Las Vegas Sands Corp.*	38,434	1,446,656
Lazard Ltd. (Class A Stock)	27,491	1,199,432
Leidos Holdings, Inc.	47,079	4,185,323
Lennox International, Inc.	3,695	1,198,510
Liberty Broadband Corp. (Class C Stock)*	20,253	3,262,758
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	56,099	2,852,634
Lincoln Electric Holdings, Inc.	16,059	2,239,749
LKQ Corp.	40,730	2,445,022
Loews Corp.	112,547	6,500,715
Lowe’s Cos., Inc.	26,705	6,902,708
LPL Financial Holdings, Inc.	14,780	2,366,130
Lyft, Inc. (Class A Stock)*(a)	207,967	8,886,430
M&T Bank Corp.	39,326	6,039,687
Marathon Petroleum Corp.	36,570	2,340,114
Marriott International, Inc. (Class A Stock)*	28,686	4,740,075
Marsh & McLennan Cos., Inc.	11,497	1,998,409
Martin Marietta Materials, Inc.	8,366	3,685,390
Mastercard, Inc. (Class A Stock)	62,606	22,495,588
Match Group, Inc.*	10,407	1,376,326
McDonald’s Corp.	52,628	14,107,988
McKesson Corp.	8,645	2,148,888
Medtronic PLC	19,318	1,998,447
Merck & Co., Inc.	25,877	1,983,213
Meta Platforms, Inc. (Class A Stock)*	21,026	7,072,095
Mettler-Toledo International, Inc.*	1,170	1,985,736
Microsoft Corp.	175,970	59,182,230
Mid-America Apartment Communities, Inc., REIT	19,604	4,497,942
Moelis & Co. (Class A Stock)	19,608	1,225,696
Mohawk Industries, Inc.*	16,955	3,088,862
Molina Healthcare, Inc.*	8,070	2,566,906
MongoDB, Inc.*	3,727	1,972,887
Morgan Stanley	55,372	5,435,316
Morningstar, Inc.	4,872	1,666,175
MSA Safety, Inc.	9,820	1,482,427
Murphy USA, Inc.	17,688	3,524,157
MYT Holding LLC (Class B Stock)*^	92,685	301,226
Natera, Inc.*	12,623	1,178,862
National Retail Properties, Inc., REIT	33,087	1,590,492
National Vision Holdings, Inc.*(a)	20,855	1,000,831

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
nCino, Inc.*(a)	15,290	$838,809
Newell Brands, Inc.	111,186	2,428,302
Nexstar Media Group, Inc. (Class A Stock)	13,369	2,018,452
NextEra Energy, Inc.	164,995	15,403,933
NIKE, Inc. (Class B Stock)	38,120	6,353,460
Nordson Corp.	6,855	1,749,876
Norfolk Southern Corp.	36,323	10,813,720
Northern Trust Corp.	24,839	2,970,993
Northrop Grumman Corp.	16,308	6,312,338
NVIDIA Corp.	25,522	7,506,275
Old Dominion Freight Line, Inc.	6,458	2,314,418
O’Reilly Automotive, Inc.*	10,416	7,356,092
Organon & Co.	43,172	1,314,587
Ortho Clinical Diagnostics Holdings PLC*	55,996	1,197,754
Outfront Media, Inc., REIT	44,001	1,180,107
Packaging Corp. of America	27,665	3,766,590
Pactiv Evergreen, Inc.	37,690	477,909
Palo Alto Networks, Inc.*	4,462	2,484,263
PayPal Holdings, Inc.*	13,902	2,621,639
Performance Food Group Co.*	39,465	1,811,049
PG&E Corp.*	97,054	1,178,236
Philip Morris International, Inc.	24,240	2,302,800
Phillips 66	31,761	2,301,402
Planet Fitness, Inc. (Class A Stock)*	15,870	1,437,505
PNC Financial Services Group, Inc. (The)	24,884	4,989,740
Pool Corp.	4,427	2,505,682
Post Holdings, Inc.*(a)	30,792	3,471,182
Power Integrations, Inc.	11,380	1,057,088
PPG Industries, Inc.	27,088	4,671,055
Procter & Gamble Co. (The)	67,962	11,117,224
Progressive Corp. (The)	114,952	11,799,823
Prologis, Inc., REIT	71,846	12,095,993
PTC, Inc.*	7,980	966,777
Public Storage, REIT	7,410	2,775,490
Q2 Holdings, Inc.*	17,416	1,383,527
QUALCOMM, Inc.	25,912	4,738,527
Quanta Services, Inc.	25,529	2,927,155
Ralph Lauren Corp.	17,897	2,127,237
Rayonier, Inc., REIT	82,359	3,324,009
Raytheon Technologies Corp.	49,044	4,220,727
RBC Bearings, Inc.*(a)	7,475	1,509,726
Regeneron Pharmaceuticals, Inc.*	21,272	13,433,693
Reynolds Consumer Products, Inc.(a)	41,130	1,291,482
Rivian Automotive, Inc. (Class A Stock)*(a)	14,389	1,491,995
RLI Corp.	16,072	1,801,671
ROBLOX Corp. (Class A Stock)*(a)	10,826	1,116,810
Roku, Inc.*	7,587	1,731,353
Ross Stores, Inc.	22,555	2,577,585
Royal Caribbean Cruises Ltd.*(a)	24,488	1,883,127
Royalty Pharma PLC (Class A Stock)	24,192	964,051
S&P Global, Inc.	13,379	6,313,951
SAL TopCo LLC*^	7,526	15,052
Schneider Electric SE	48,416	9,502,880
Seagate Technology Holdings PLC	23,684	2,675,818
ServiceNow, Inc.*	3,417	2,218,009

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
ServisFirst Bancshares, Inc.	17,790	$1,511,083
Signature Bank	11,674	3,776,189
Snap, Inc. (Class A Stock)*(a)	56,615	2,662,603
Snap-on, Inc.	5,260	1,132,899
SolarEdge Technologies, Inc.*	9,805	2,750,989
Southwest Airlines Co.*	56,513	2,421,017
SS&C Technologies Holdings, Inc.	26,967	2,210,755
Stanley Black & Decker, Inc.	38,473	7,256,777
State Street Corp.	57,735	5,369,355
Stellantis NV	228,562	4,342,819
StepStone Group, Inc. (Class A Stock)	34,972	1,453,786
Stericycle, Inc.*(a)	23,002	1,371,839
STERIS PLC	8,020	1,952,148
Sun Communities, Inc., REIT(a)	12,994	2,728,350
SVB Financial Group*	4,815	3,265,726
Syneos Health, Inc.*	19,650	2,017,662
Synopsys, Inc.*	6,548	2,412,938
Sysco Corp.	31,744	2,493,491
T. Rowe Price Group, Inc.(a)	11,480	2,257,427
TD SYNNEX Corp.	24,938	2,851,910
Teradyne, Inc.	10,987	1,796,704
Tesla, Inc.*	15,956	16,861,982
Texas Instruments, Inc.	40,018	7,542,192
Thermo Fisher Scientific, Inc.	9,374	6,254,708
Thor Industries, Inc.(a)	12,711	1,319,020
Timken Co. (The)	20,531	1,422,593
T-Mobile US, Inc.*	49,853	5,781,951
Toro Co. (The)	25,132	2,510,938
Trane Technologies PLC	58,333	11,785,016
TransUnion	15,190	1,801,230
Travelers Cos., Inc. (The)	40,190	6,286,922
Truist Financial Corp.	233,468	13,669,551
Tyler Technologies, Inc.*	2,836	1,525,626
U.S. Bancorp	141,440	7,944,685
UnitedHealth Group, Inc.	37,576	18,868,413
Vail Resorts, Inc.	4,587	1,504,077
Verizon Communications, Inc.	122,251	6,352,162
Vertex Pharmaceuticals, Inc.*	17,712	3,889,555
Viatris, Inc.	117,276	1,586,744
Vistra Corp.	63	1,435
Vulcan Materials Co.	5,010	1,039,976
Walt Disney Co. (The)*	8,654	1,340,418
Waste Connections, Inc.	18,770	2,557,788
Wells Fargo & Co.	352,606	16,918,036
Welltower, Inc., REIT	13,090	1,122,729
Wendy’s Co. (The)	61,630	1,469,876
West Pharmaceutical Services, Inc.	4,044	1,896,676
Western Alliance Bancorp	17,175	1,848,889
Westrock Co.	41,938	1,860,370
WEX, Inc.*	13,569	1,904,952
Weyerhaeuser Co., REIT	119,987	4,941,065
Williams Cos., Inc. (The)	93,773	2,441,849
WillScot Mobile Mini Holdings Corp.*	69,120	2,822,861
Windstream Holdings, Inc.*^	66	990
Wolfspeed, Inc.*(a)	12,787	1,429,203
Woodward, Inc.	13,780	1,508,359
Workday, Inc. (Class A Stock)*	12,163	3,322,688
Xcel Energy, Inc.	101,048	6,840,950
Yum! Brands, Inc.	15,998	2,221,482

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Zebra Technologies Corp. (Class A Stock)*	3,893	$2,317,114
Zimmer Biomet Holdings, Inc.	61,809	7,852,215
Zscaler, Inc.*(a)	5,146	1,653,564

		1,316,906,776

TOTAL COMMON STOCKS (cost $1,604,565,660)		1,985,236,563

PREFERRED STOCKS — 0.4%
Brazil — 0.1%
Gerdau SA (PRFC)	61,874	304,255
Itausa SA (PRFC)	233,115	374,375
Petroleo Brasileiro SA (PRFC)	204,201	1,041,094

		1,719,724

Germany — 0.3%
Jungheinrich AG (PRFC)	25,695	1,311,214
Schaeffler AG (PRFC)	96,158	797,970
Volkswagen AG (PRFC)	43,284	8,743,856

		10,853,040

United States — 0.0%
Claire’s Stores, Inc., CVT*^	205	522,750
Goodman Networks, Inc., Maturing 05/11/22*^	1,772	18

		522,768

TOTAL PREFERRED STOCKS (cost $13,678,877)		13,095,532

	Units

WARRANTS* — 0.0%
United States
Chesapeake Energy Corp., expiring 02/09/26	1,115	44,555
Chesapeake Energy Corp., expiring 02/09/26	1,239	44,493
Chesapeake Energy Corp., expiring 02/09/26	688	22,277
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG, expiring 09/24/27^	917	17,882

TOTAL WARRANTS (cost $69,198)		129,207

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.3%
United States
American Express Credit Account Master Trust,
Series 2018-02, Class A
3.010%	10/15/25	566	581,809

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Bayview Financial Acquisition Trust,
Series 2006-D, Class 1A5
6.168%(cc)	12/28/36	29	$43,734
CarMax Auto Owner Trust,
Series 2018-03, Class A4
3.270%	03/15/24	497	503,701
Series 2020-01, Class A3
1.890%	12/16/24	284	286,865
Carvana Auto Receivables Trust,
Series 2021-P03, Class A2
0.380%	01/10/25	684	682,477
Dell Equipment Finance Trust,
Series 2021-02, Class A2, 144A
0.330%	12/22/26	226	225,162
Fannie Mae Grantor Trust,
Series 2017-T01, Class A
2.898%	06/25/27	1,762	1,862,565
Ford Credit Auto Owner Trust,
Series 2021-A, Class A2
0.170%	10/15/23	94	93,984
GSAMP Trust,
Series 2003-SEA, Class A1, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
0.902%(c)	02/25/33	184	178,973
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-C, Class M2, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.002%(c)	03/25/35	235	227,405
Honda Auto Receivables Owner Trust,
Series 2021-01, Class A2
0.160%	07/21/23	130	129,868
Hyundai Auto Receivables Trust,
Series 2018-B, Class A4
3.290%	01/15/25	263	264,767
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-HE01, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.855%)
0.957%(c)	01/25/34	36	35,994
Series 2004-HE06, Class M2, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
1.002%(c)	08/25/34	106	105,393
Santander Drive Auto Receivables Trust,
Series 2021-01, Class A3
0.320%	09/16/24	864	863,959
Series 2021-03, Class A2
0.290%	05/15/24	472	472,067
Series 2021-03, Class A3
0.330%	03/17/25	364	362,624
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 144A
2.510%	01/26/32	2,015	2,082,987
Series 2019-A, Class D, 144A
3.450%	01/26/32	1,510	1,563,928

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Toyota Auto Receivables Owner Trust,
Series 2019-B, Class A3
2.570%	08/15/23	313	$314,971

TOTAL ASSET-BACKED SECURITIES (cost $10,687,440)			10,883,233

BANK LOANS — 0.0%
United States
Claire’s Stores, Inc.,
Term Loan B, 1 Month LIBOR + 6.500%
6.604%(c)	12/18/26	544	540,071
Moran Foods LLC,
New Money Term Loan Non-PIK, 3 Month LIBOR + 0.000%
1.000%(c)	04/01/24	104	105,941
Second Lien Tranche A Term Loan Non-PIK, 3 Month LIBOR + 10.750%
11.750%(c)	10/01/24^	162	137,514

TOTAL BANK LOANS (cost $680,509)			783,526

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
United States
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60	1,000	1,056,996
Series 2017-BNK07, Class A4
3.175%	09/15/60	1,370	1,447,099
BB-UBS Trust,
Series 2012-SHOW, Class A, 144A
3.430%	11/05/36	700	724,914
Benchmark Mortgage Trust,
Series 2018-B03, Class A5
4.025%	04/10/51	1,174	1,303,167
Citigroup Commercial Mortgage Trust,
Series 2021-PRM02, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.060%(c)	10/15/36	1,760	1,760,814
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	1,200	1,262,400
CSAIL Commercial Mortgage Trust,
Series 2018-CX11, Class A4
3.766%	04/15/51	1,590	1,713,491
Fannie Mae-Aces,
Series 2020-M39, Class X1, IO
2.017%(cc)	07/25/30	2,423	294,029
Series 2021-M03, Class 1A1
1.000%	11/25/33	67	66,530
Series 2021-M03, Class X1, IO
1.999%(cc)	11/25/33	388	49,771
FHLMC Multifamily Mortgage Trust,
Series 2015-K45, Class C, 144A
3.589%(cc)	04/25/48	1,355	1,393,272
Series 2015-K48, Class B, 144A
3.642%(cc)	08/25/48	1,600	1,687,107
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A5
4.155%(cc)	07/10/51	2,976	3,349,219

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
LB-UBS Commercial Mortgage Trust,
Series 2006-C06, Class AJ
5.452%(cc)	09/15/39	540	$243,629
SREIT Trust,
Series 2021-MFP, Class A, 144A, 1 Month LIBOR + 0.731% (Cap N/A, Floor 0.731%)
0.831%(c)	11/15/38	845	841,047
VNDO Mortgage Trust,
Series 2012-06AVE, Class A, 144A
2.996%	11/15/30	505	511,992
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.239%(cc)	03/15/45	765	755,514

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $18,748,064)			18,460,991

CORPORATE BONDS — 12.6%
Australia — 0.3%
Australia & New Zealand Banking Group Ltd.,
Sr. Unsec’d. Notes, MTN
2.625%	11/09/22	1,122	1,141,710
Glencore Funding LLC,
Gtd. Notes, 144A
2.500%	09/01/30(a)	709	688,865
2.625%	09/23/31	296	287,307
3.875%	10/27/27	260	279,696
4.000%	03/27/27	324	349,826
Macquarie Bank Ltd.,
Sr. Unsec’d. Notes, 144A, MTN, SOFR + 0.300%
0.349%(c)	04/06/23	850	848,640
Macquarie Group Ltd.,
Sr. Unsec’d. Notes, 144A, MTN
1.935%(ff)	04/14/28	990	972,852
National Australia Bank Ltd.,
Sr. Unsec’d. Notes, GMTN
2.500%	05/22/22(a)	781	787,386
Sub. Notes, 144A, MTN
3.933%(ff)	08/02/34(a)	565	601,026
NBN Co. Ltd.,
Sr. Unsec’d. Notes, 144A, MTN
0.875%	10/08/24	431	425,088
Rio Tinto Finance USA Ltd.,
Gtd. Notes
2.750%	11/02/51	480	476,462
Santos Finance Ltd.,
Gtd. Notes, 144A
3.649%	04/29/31	628	640,023
Westpac Banking Corp.,
Sr. Unsec’d. Notes
2.500%	06/28/22(a)	772	780,002
Sub. Notes
3.020%(ff)	11/18/36	450	445,142

			8,724,025

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Belgium — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.700%	02/01/36	205	$247,627
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
4.000%	01/17/43	600	668,474
4.700%	02/01/36	163	195,676
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.375%	04/15/38	799	933,920
4.500%	06/01/50	792	978,115
4.600%	04/15/48	525	642,533

			3,666,345

Bermuda — 0.0%
Triton Container International Ltd.,
Gtd. Notes, 144A
1.150%	06/07/24	480	474,348

Brazil — 0.0%
Vale Overseas Ltd.,
Gtd. Notes
3.750%	07/08/30(a)	991	1,027,293

Canada — 0.4%
Air Canada 2017-1 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
3.700%	07/15/27	212	205,205
Air Canada 2020-2 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
9.000%	04/01/27	197	219,163
Bank of Montreal,
Sr. Unsec’d. Notes, MTN, SOFR Index + 0.680%
0.730%(c)	03/10/23	212	212,978
Sr. Unsec’d. Notes, MTN
2.900%	03/26/22(a)	568	571,323
Bank of Nova Scotia (The),
Jr. Sub. Notes, Series 2
3.625%(ff)	10/27/81	207	199,938
Sr. Unsec’d. Notes
1.625%	05/01/23	550	556,302
2.000%	11/15/22	700	708,781
Canadian Imperial Bank of Commerce,
Sr. Unsec’d. Notes
0.450%	06/22/23(a)	520	516,435
0.950%	06/23/23	396	396,317
Canadian Pacific Railway Co.,
Gtd. Notes
2.050%	03/05/30	830	820,274
2.450%	12/02/31	300	305,330
3.000%	12/02/41	70	71,572
3.100%	12/02/51	210	214,776
Emera US Finance LP,
Gtd. Notes
2.639%	06/15/31(a)	530	525,240
4.750%	06/15/46	237	281,512
Emera, Inc.,
Jr. Sub. Notes, Series 16-A
6.750%(ff)	06/15/76	509	585,634

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (cont’d.)
Enbridge, Inc.,
Gtd. Notes
3.125%	11/15/29(a)	380	$398,760
Fortis, Inc.,
Sr. Unsec’d. Notes
3.055%	10/04/26	330	344,368
National Bank of Canada,
Sr. Unsec’d. Notes, 144A
2.150%	10/07/22	1,099	1,111,759
Royal Bank of Canada,
Sr. Unsec’d. Notes, GMTN, SOFR + 0.400%
0.450%(c)	08/05/22	796	797,153
Sr. Unsec’d. Notes, GMTN
1.950%	01/17/23(a)	660	669,108
Teck Resources Ltd.,
Sr. Unsec’d. Notes
5.400%	02/01/43	727	891,345
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, MTN
0.250%	01/06/23	680	677,917
0.750%	06/12/23	500	500,065
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
4.625%	03/01/34(a)	845	994,995
Transcanada Trust,
Gtd. Notes, Series 16-A
5.875%(ff)	08/15/76(a)	263	287,163

			13,063,413

Chile — 0.0%
Alfa Desarrollo SpA,
Sr. Sec’d. Notes, 144A
4.550%	09/27/51	200	196,414

China — 0.0%
NXP BV/NXP Funding LLC/NXP USA, Inc.,
Gtd. Notes, 144A
3.250%	05/11/41	115	118,226
3.400%	05/01/30	450	479,844

			598,070

Denmark — 0.0%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
3.244%(ff)	12/20/25	343	356,735
5.000%(ff)	01/12/23	670	670,570
5.375%	01/12/24	397	427,508

			1,454,813

Finland — 0.0%
Nordea Bank Abp,
Sr. Unsec’d. Notes, 144A
1.000%	06/09/23	530	531,698
Sub. Notes, 144A
4.625%(ff)	09/13/33	220	243,576

			775,274

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
France — 0.6%
Banque Federative du Credit Mutuel SA,
Sr. Unsec’d. Notes, 144A
2.125%	11/21/22	872	$884,054
BNP Paribas SA,
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27	1,460	1,420,539
2.219%(ff)	06/09/26	290	292,971
2.871%(ff)	04/19/32	275	278,604
4.705%(ff)	01/10/25	500	532,174
Sr. Unsec’d. Notes, 144A, MTN
2.950%	05/23/22	621	626,817
3.500%	03/01/23	780	803,003
BPCE SA,
Gtd. Notes, 144A, MTN
3.000%	05/22/22	1,016	1,025,716
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26	290	285,928
2.045%(ff)	10/19/27	300	297,438
2.375%	01/14/25	1,335	1,358,550
Sr. Unsec’d. Notes, 144A, MTN
2.750%	01/11/23(a)	630	643,146
Sub. Notes, 144A
5.150%	07/21/24(a)	1,440	1,559,307
Credit Agricole Corporate & Investment Bank SA,
Gtd. Notes, MTN
0.780%	06/28/24(a)	250	246,632
Credit Agricole SA,
Jr. Sub. Notes, 144A
8.125%(ff)	12/23/25(oo)	420	497,173
Sr. Unsec’d. Notes, 144A
1.247%(ff)	01/26/27	1,160	1,127,158
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 1.430%
1.551%(c)	01/10/22	391	391,084
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26	895	897,035
3.750%	04/24/23(a)	520	539,059
4.125%	01/10/27	315	346,092
Danone SA,
Sr. Unsec’d. Notes, 144A
3.000%	06/15/22	150	151,695
Societe Generale SA,
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26	1,345	1,311,201
2.625%	10/16/24	370	379,569
2.889%(ff)	06/09/32	590	589,071
Sr. Unsec’d. Notes, 144A, MTN
1.792%(ff)	06/09/27	260	254,393
3.250%	01/12/22(a)	775	775,480
Sub. Notes, 144A
4.750%	11/24/25(a)	1,150	1,251,182
TotalEnergies Capital International SA,
Gtd. Notes
2.986%	06/29/41	465	472,511
3.127%	05/29/50	90	92,477

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
France (cont’d.)
WEA Finance LLC,
Gtd. Notes, 144A
2.875%	01/15/27(a)	480	$494,901

			19,824,960

Germany — 0.2%
Bayer US Finance II LLC,
Gtd. Notes, 144A
4.375%	12/15/28	850	950,580
BMW Finance NV,
Gtd. Notes, 144A
2.250%	08/12/22(a)	775	782,978
Daimler Finance North America LLC,
Gtd. Notes, 144A
3.400%	02/22/22	822	825,267
Deutsche Bank AG,
Sr. Unsec’d. Notes
1.686%	03/19/26(a)	790	787,865
2.222%(ff)	09/18/24	520	526,853
2.311%(ff)	11/16/27	760	759,844
3.035%(ff)	05/28/32	545	548,890
Siemens Financieringsmaatschappij NV,
Gtd. Notes, 144A
1.200%	03/11/26	280	276,086
Volkswagen Group of America Finance LLC,
Gtd. Notes, 144A
2.700%	09/26/22	500	507,167
3.125%	05/12/23	380	390,749
3.200%	09/26/26	748	788,563

			7,144,842

Ireland — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
2.450%	10/29/26	275	277,064
3.000%	10/29/28	1,285	1,304,268
3.300%	01/30/32	235	239,653
3.500%	01/15/25	904	945,239
3.650%	07/21/27	415	437,839
3.850%	10/29/41	150	155,693
3.875%	01/23/28	150	159,562
AIB Group PLC,
Sr. Unsec’d. Notes, 144A, MTN
4.263%(ff)	04/10/25	575	605,749
Avolon Holdings Funding Ltd.,
Gtd. Notes, 144A
2.875%	02/15/25	690	704,389
3.625%	05/01/22	600	604,320
3.950%	07/01/24	860	900,811
4.250%	04/15/26	915	974,593
Bank of Ireland Group PLC,
Sr. Unsec’d. Notes, 144A
2.029%(ff)	09/30/27	380	373,129

			7,682,309

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Italy — 0.1%
Enel Finance International NV,
Gtd. Notes, 144A
1.375%	07/12/26	551	$537,769
2.250%	07/12/31	218	211,171
Eni SpA,
Sr. Unsec’d. Notes, 144A
4.250%	05/09/29	200	224,692
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22	552	558,737
Sub. Notes, 144A
4.950%(ff)	06/01/42	390	399,607
UniCredit SpA,
Sr. Unsec’d. Notes, 144A
1.982%(ff)	06/03/27	330	321,193
3.127%(ff)	06/03/32	330	325,853

			2,579,022

Japan — 0.2%
Daiwa Securities Group, Inc.,
Sr. Unsec’d. Notes, 144A
3.129%	04/19/22	582	585,954
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
1.640%(ff)	10/13/27	550	542,338
3.455%	03/02/23(a)	570	586,918
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes
2.226%(ff)	05/25/26	848	859,229
2.953%	02/28/22	777	779,954
Nissan Motor Co. Ltd.,
Sr. Unsec’d. Notes, 144A
4.345%	09/17/27	470	507,510
Nomura Holdings, Inc.,
Sr. Unsec’d. Notes
1.851%	07/16/25(a)	550	550,392
Sumitomo Mitsui Financial Group, Inc.,
Sr. Unsec’d. Notes
2.846%	01/11/22	305	305,145
3.102%	01/17/23	875	895,188
Suntory Holdings Ltd.,
Sr. Unsec’d. Notes, 144A
2.550%	06/28/22	391	393,663
Takeda Pharmaceutical Co. Ltd.,
Sr. Unsec’d. Notes
2.050%	03/31/30	730	711,676
5.000%	11/26/28	969	1,138,444

			7,856,411

Mexico — 0.1%
Bimbo Bakeries USA, Inc.,
Gtd. Notes, 144A
4.000%	05/17/51	206	224,512
Comision Federal de Electricidad,
Gtd. Notes, 144A
4.677%	02/09/51	530	498,535

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mexico (cont’d.)
Fomento Economico Mexicano SAB de CV,
Sr. Unsec’d. Notes
3.500%	01/16/50(a)	600	$630,124
Grupo Bimbo SAB de CV,
Gtd. Notes, 144A
4.000%	09/06/49	200	215,980
Petroleos Mexicanos,
Gtd. Notes
6.500%	03/13/27	400	426,681

			1,995,832

Netherlands — 0.2%
ABN AMRO Bank NV,
Sr. Unsec’d. Notes, 144A
1.542%(ff)	06/16/27	200	195,936
2.470%(ff)	12/13/29(a)	800	800,297
Sub. Notes, 144A
3.324%(ff)	03/13/37	600	599,475
Cooperatieve Rabobank UA,
Gtd. Notes
3.750%	07/21/26(a)	460	495,131
Gtd. Notes, MTN
3.875%	02/08/22	656	658,119
Heineken NV,
Sr. Unsec’d. Notes, 144A
2.750%	04/01/23	448	457,730
ING Groep NV,
Sr. Unsec’d. Notes
3.150%	03/29/22(a)	776	780,979
Lundin Energy Finance BV,
Gtd. Notes, 144A
2.000%	07/15/26	410	408,078
3.100%	07/15/31	1,155	1,167,236
Shell International Finance BV,
Gtd. Notes, 3 Month LIBOR + 0.400%
0.556%(c)	11/13/23	591	593,305
Gtd. Notes
2.750%	04/06/30(a)	1,146	1,198,728
2.875%	11/26/41	550	552,001
4.550%	08/12/43	40	50,004

			7,957,019

Norway — 0.0%
Equinor ASA,
Gtd. Notes
2.375%	05/22/30	100	101,779

Portugal — 0.0%
EDP Finance BV,
Sr. Unsec’d. Notes, 144A
1.710%	01/24/28	1,200	1,167,968

South Korea — 0.1%
Kia Corp.,
Sr. Unsec’d. Notes, 144A
3.000%	04/25/23	810	830,512
Korea Development Bank (The),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.705%
0.881%(c)	02/27/22	218	218,195

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
South Korea (cont’d.)
Sr. Unsec’d. Notes
3.000%	09/14/22	718	$728,935

			1,777,642

Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA,
Sr. Unsec’d. Notes
1.125%	09/18/25	200	195,819
Banco Santander SA,
Sr. Unsec’d. Notes
0.701%(ff)	06/30/24	200	198,813
1.722%(ff)	09/14/27	400	392,579
2.706%	06/27/24(a)	1,000	1,034,550
3.125%	02/23/23	600	614,289
3.490%	05/28/30(a)	800	846,969
Telefonica Emisiones SA,
Gtd. Notes
4.665%	03/06/38(a)	1,362	1,572,052
4.895%	03/06/48	195	234,339

			5,089,410

Switzerland — 0.4%
Credit Suisse AG,
Sr. Unsec’d. Notes
0.520%	08/09/23(a)	737	732,111
Credit Suisse Group AG,
Jr. Sub. Notes, 144A
5.250%(ff)	02/11/27(oo)	720	739,784
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27	755	729,766
2.593%(ff)	09/11/25	1,888	1,927,152
4.207%(ff)	06/12/24	1,862	1,938,901
4.282%	01/09/28	1,190	1,294,357
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes
3.800%	09/15/22	380	388,299
Glencore Finance Canada Ltd.,
Gtd. Notes, 144A
5.550%	10/25/42	118	149,059
Roche Holdings, Inc.,
Gtd. Notes, 144A
2.076%	12/13/31	530	528,494
2.607%	12/13/51	945	927,171
UBS Group AG,
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27	1,000	977,625
3.126%(ff)	08/13/30	359	375,870
3.491%	05/23/23(a)	1,036	1,046,666
4.125%	09/24/25	278	300,961

			12,056,216

Taiwan — 0.1%
TSMC Arizona Corp.,
Gtd. Notes
3.125%	10/25/41	374	389,811

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Taiwan (cont’d.)
TSMC Global Ltd.,
Gtd. Notes, 144A
1.250%	04/23/26	980	$959,794
2.250%	04/23/31	410	406,351

			1,755,956

United Kingdom — 1.0%
AstraZeneca PLC,
Sr. Unsec’d. Notes
1.375%	08/06/30(a)	745	703,168
2.125%	08/06/50	430	382,226
4.000%	09/18/42	210	250,389
BAE Systems PLC,
Sr. Unsec’d. Notes, 144A
3.400%	04/15/30	924	985,375
Barclays PLC,
Jr. Sub. Notes
7.875%(ff)	03/15/22(oo)	620	627,808
Sr. Unsec’d. Notes
2.852%(ff)	05/07/26	1,555	1,602,931
2.894%(ff)	11/24/32	235	236,172
3.330%(ff)	11/24/42	260	264,043
3.932%(ff)	05/07/25	600	631,522
4.610%(ff)	02/15/23	766	769,246
BAT Capital Corp.,
Gtd. Notes
2.764%	08/15/22	546	551,797
3.557%	08/15/27	925	970,969
4.390%	08/15/37	1,456	1,536,427
4.906%	04/02/30	680	764,975
BP Capital Markets PLC,
Gtd. Notes
4.375%(ff)	06/22/25(oo)	254	265,331
4.875%(ff)	03/22/30(a)(oo)	392	427,145
HSBC Holdings PLC,
Sr. Unsec’d. Notes
0.976%(ff)	05/24/25	495	488,977
2.013%(ff)	09/22/28	985	964,402
2.206%(ff)	08/17/29	885	868,113
2.251%(ff)	11/22/27	680	682,153
2.848%(ff)	06/04/31	560	568,229
2.871%(ff)	11/22/32(a)	600	605,458
4.041%(ff)	03/13/28	2,225	2,405,252
4.292%(ff)	09/12/26	698	753,732
Hutchison Whampoa International 11 Ltd.,
Gtd. Notes, 144A
4.625%	01/13/22	782	782,708
Imperial Brands Finance PLC,
Gtd. Notes, 144A
3.125%	07/26/24	362	374,447
3.500%	07/26/26	532	558,623
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes
1.627%(ff)	05/11/27	270	265,552
3.000%	01/11/22	583	583,292

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
Nationwide Building Society,
Sr. Unsec’d. Notes, 144A
2.000%	01/27/23	700	$709,312
4.302%(ff)	03/08/29	305	337,148
Sr. Unsec’d. Notes, 144A, MTN
3.622%(ff)	04/26/23	780	786,440
Sub. Notes, 144A, MTN
4.125%(ff)	10/18/32	390	416,533
NatWest Group PLC,
Sr. Unsec’d. Notes
1.642%(ff)	06/14/27(a)	422	415,605
3.073%(ff)	05/22/28(a)	365	380,354
4.269%(ff)	03/22/25	1,513	1,602,371
NatWest Markets PLC,
Sr. Unsec’d. Notes, 144A
1.600%	09/29/26	770	758,104
3.625%	09/29/22	762	778,900
New England Power Co.,
Sr. Unsec’d. Notes, 144A
3.800%	12/05/47	150	163,776
Reckitt Benckiser Treasury Services PLC,
Gtd. Notes, 144A
2.375%	06/24/22	775	780,764
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes
1.089%(ff)	03/15/25	1,320	1,308,215
1.673%(ff)	06/14/27	570	558,759
2.896%(ff)	03/15/32(a)	690	697,247
3.571%	01/10/23	223	223,098
Standard Chartered PLC,
Sr. Unsec’d. Notes, 144A
1.319%(ff)	10/14/23	315	315,412
1.456%(ff)	01/14/27	1,835	1,779,153
2.819%(ff)	01/30/26(a)	964	990,198
4.247%(ff)	01/20/23	769	770,112
Vodafone Group PLC,
Sr. Unsec’d. Notes
4.375%	02/19/43	195	227,066
Sub. Notes
4.125%(ff)	06/04/81(a)	375	371,489

			35,240,518

United States — 8.4%
7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A
2.500%	02/10/41	150	138,179
2.800%	02/10/51(a)	490	454,776
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.900%	11/06/22(a)	770	784,072
3.200%	11/21/29	1,642	1,757,833
4.050%	11/21/39	1,081	1,239,156
4.250%	11/21/49	210	252,124
4.450%	05/14/46	505	610,198
4.500%	05/14/35	207	247,444
4.750%	03/15/45	110	136,709

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
1.350%	09/15/30(a)	405	$374,134
2.500%	09/15/50	1,006	883,050
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28	320	351,638
AES Corp. (The),
Sr. Unsec’d. Notes
1.375%	01/15/26	310	301,265
Sr. Unsec’d. Notes, 144A
3.300%	07/15/25	489	508,966
3.950%	07/15/30	239	253,607
Aetna, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/47	290	323,990
4.125%	11/15/42	218	246,835
AIG Global Funding,
Sr. Sec’d. Notes, 144A
0.400%	09/13/23	578	571,655
Air Lease Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25	334	347,178
3.375%	07/01/25	150	156,788
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26	200	206,271
Alexander Funding Trust,
Sr. Sec’d. Notes, 144A
1.841%	11/15/23	1,590	1,598,819
Alliant Energy Finance LLC,
Gtd. Notes, 144A
1.400%	03/15/26	100	96,657
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.900%	08/15/40	330	300,770
Altria Group, Inc.,
Gtd. Notes
2.450%	02/04/32	580	550,603
3.400%	02/04/41	470	433,364
3.875%	09/16/46	559	541,804
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.700%	06/03/60	310	298,396
3.100%	05/12/51(a)	335	357,868
3.875%	08/22/37	395	464,005
Ameren Corp.,
Sr. Unsec’d. Notes
1.750%	03/15/28	190	184,107
3.500%	01/15/31(a)	734	794,591
American Airlines 2016-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.100%	07/15/29	175	172,232
American Airlines 2021-1 Class A Pass-Through Trust,
Pass-Through Certificates
2.875%	01/11/36	165	161,719

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
American Airlines 2021-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.950%	01/11/32	80	$78,954
American Express Co.,
Sr. Unsec’d. Notes
2.750%	05/20/22	473	476,230
3.400%	02/27/23	610	627,610
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
2.600%	11/16/22	690	701,901
American International Group, Inc.,
Sr. Unsec’d. Notes
3.875%	01/15/35(a)	342	380,196
4.800%	07/10/45	200	253,728
American Tower Corp.,
Sr. Unsec’d. Notes
2.750%	01/15/27	1,183	1,220,114
3.950%	03/15/29	672	733,774
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
2.650%	01/15/32	450	455,402
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
0.737%	03/15/23	597	595,527
Amgen, Inc.,
Sr. Unsec’d. Notes
2.000%	01/15/32	760	734,941
3.150%	02/21/40	366	374,555
Anthem, Inc.,
Sr. Unsec’d. Notes
0.450%	03/15/23	538	536,288
4.625%	05/15/42	85	105,848
Appalachian Power Co.,
Sr. Unsec’d. Notes, Series AA
2.700%	04/01/31(a)	320	327,494
Apple, Inc.,
Sr. Unsec’d. Notes
2.375%	02/08/41	330	320,173
2.650%	05/11/50	638	626,705
2.700%	08/05/51	345	342,339
2.800%	02/08/61	35	34,595
2.850%	08/05/61	315	316,754
2.950%	09/11/49	200	206,774
3.450%	02/09/45	880	982,734
AT&T, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.890%
1.046%(c)	02/15/23	394	396,635
Sr. Unsec’d. Notes
2.250%	02/01/32	215	208,028
2.550%	12/01/33	550	538,624
3.100%	02/01/43	455	440,653
3.300%	02/01/52	200	195,921
3.500%	06/01/41	30	30,870
3.500%	09/15/53	405	409,355
3.550%	09/15/55	1,390	1,392,567
3.650%	09/15/59	762	769,192
4.300%	02/15/30	660	743,583

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
4.800%	06/15/44	120	$142,834
Atmos Energy Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.380%
0.578%(c)	03/09/23	280	280,015
Sr. Unsec’d. Notes
3.000%	06/15/27	140	148,419
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
1.950%	01/30/26	605	591,445
1.950%	09/20/26	540	525,343
5.500%	12/15/24	150	164,177
Bank of America Corp.,
Sr. Unsec’d. Notes
2.299%(ff)	07/21/32	880	864,189
2.572%(ff)	10/20/32	780	783,772
2.687%(ff)	04/22/32	380	385,985
3.004%(ff)	12/20/23	241	245,988
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28	240	258,320
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	830	795,864
2.676%(ff)	06/19/41	390	374,933
2.881%(ff)	04/24/23	1,060	1,066,854
2.884%(ff)	10/22/30	2,627	2,711,291
3.124%(ff)	01/20/23	322	322,375
3.705%(ff)	04/24/28	1,758	1,908,973
3.824%(ff)	01/20/28	3,829	4,149,298
3.974%(ff)	02/07/30	455	501,830
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32	865	876,075
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
2.661%(ff)	05/16/23	985	991,922
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
1.957%	02/11/31(a)	385	371,079
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
2.850%	05/15/51	315	302,960
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.850%	10/15/50	500	493,929
4.200%	08/15/48	4	4,858
Biogen, Inc.,
Sr. Unsec’d. Notes
2.250%	05/01/30	520	512,439
3.150%	05/01/50(a)	605	589,594
3.625%	09/15/22	571	582,699
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26	530	529,917
2.250%	06/15/26	180	181,015
3.200%	03/01/29(a)	695	718,588
3.250%	02/01/35	471	474,686
3.625%	02/01/31	705	752,208
3.750%	02/01/50	210	217,604
3.950%	08/01/59	790	821,070

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.705%	05/01/40	164	$210,741
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29	310	317,883
BP Capital Markets America, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.650%
0.864%(c)	09/19/22	32	32,076
Gtd. Notes
2.772%	11/10/50	680	640,062
2.939%	06/04/51	370	357,435
3.017%	01/16/27(a)	355	374,901
Brighthouse Financial Global Funding,
Sec’d. Notes, 144A, MTN
1.200%	12/15/23	284	284,218
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	780	738,461
2.550%	11/13/50	845	801,361
3.450%	11/15/27	629	687,833
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27(a)	1,872	2,029,783
Broadcom, Inc.,
Gtd. Notes, 144A
2.450%	02/15/31	495	483,659
Bunge Ltd. Finance Corp.,
Gtd. Notes
3.000%	09/25/22	133	134,979
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
2.875%	06/15/52	465	468,179
3.050%	02/15/51(a)	330	342,265
3.900%	08/01/46	135	157,607
4.150%	04/01/45	205	245,820
4.950%	09/15/41	88	113,637
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26	108	110,803
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.200%	01/30/23	640	655,753
Capital One NA,
Sr. Unsec’d. Notes
2.650%	08/08/22	360	363,926
Cardinal Health, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.770%
0.973%(c)	06/15/22	397	397,327
CenterPoint Energy, Inc.,
Jr. Sub. Notes, Series A
6.125%(ff)	09/01/23(a)(oo)	410	426,596
Sr. Unsec’d. Notes
2.650%	06/01/31(a)	1,050	1,062,576
2.950%	03/01/30	207	213,852
CF Industries, Inc.,
Gtd. Notes
3.450%	06/01/23(a)	469	483,432
4.950%	06/01/43	289	347,816

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.150%	03/15/34	477	$577,783
5.375%	03/15/44	339	427,902
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.300%	02/01/32	85	80,772
2.800%	04/01/31	675	669,267
3.500%	06/01/41	350	341,144
3.500%	03/01/42	190	184,355
3.700%	04/01/51	209	202,022
3.900%	06/01/52	415	415,270
4.800%	03/01/50	695	779,078
6.384%	10/23/35	345	446,891
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27	1,600	1,808,110
Sr. Sec’d. Notes, 144A
2.742%	12/31/39	200	195,673
Cheniere Energy Partners LP,
Gtd. Notes
4.500%	10/01/29	100	106,545
Gtd. Notes, 144A
3.250%	01/31/32(a)	418	422,596
Chevron USA, Inc.,
Gtd. Notes
2.343%	08/12/50(a)	440	406,339
Chubb INA Holdings, Inc.,
Gtd. Notes
2.875%	11/03/22	150	152,331
Church & Dwight Co., Inc.,
Sr. Unsec’d. Notes
2.875%	10/01/22	816	829,458
Cigna Corp.,
Sr. Unsec’d. Notes
2.400%	03/15/30(a)	525	528,621
3.200%	03/15/40	135	139,432
3.400%	03/15/50	193	201,307
3.400%	03/15/51	80	84,104
Citigroup, Inc.,
Jr. Sub. Notes, Series T
6.250%(ff)	08/15/26(a)(oo)	730	825,009
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.960%
1.084%(c)	04/25/22	592	592,973
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32	630	630,215
2.976%(ff)	11/05/30	2,577	2,677,696
3.142%(ff)	01/24/23	807	808,065
3.520%(ff)	10/27/28	722	774,192
3.668%(ff)	07/24/28	475	512,318
3.980%(ff)	03/20/30	880	970,742
Sub. Notes
4.300%	11/20/26(a)	840	929,526
5.300%	05/06/44	40	52,314
Citizens Bank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%
1.170%(c)	03/29/23	591	595,050

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Cleveland Electric Illuminating Co. (The),
First Mortgage
5.500%	08/15/24	580	$640,071
Clorox Co. (The),
Sr. Unsec’d. Notes
3.050%	09/15/22	431	436,023
CMS Energy Corp.,
Jr. Sub. Notes
4.750%(ff)	06/01/50	336	364,637
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
2.250%	01/05/32	405	411,439
2.500%	06/01/40	236	237,209
3.000%	03/05/51	40	42,439
Columbia Pipeline Group, Inc.,
Gtd. Notes
5.800%	06/01/45	200	265,254
Comcast Corp.,
Gtd. Notes
2.450%	08/15/52(a)	620	555,347
3.200%	07/15/36	790	841,022
3.750%	04/01/40	1,114	1,246,182
4.049%	11/01/52	187	219,743
Gtd. Notes, 144A
2.937%	11/01/56	160	152,408
2.987%	11/01/63	215	204,345
Commonwealth Edison Co.,
First Mortgage
3.650%	06/15/46	100	111,510
3.700%	03/01/45	50	55,981
4.700%	01/15/44	115	145,407
Comstock Resources, Inc.,
Gtd. Notes, 144A
7.500%	05/15/25	86	88,678
Connecticut Light & Power Co. (The),
First Ref. Mortgage
4.300%	04/15/44	280	341,733
ConocoPhillips,
Gtd. Notes, 144A
3.750%	10/01/27	630	689,483
4.300%	08/15/28	625	703,389
Constellation Brands, Inc.,
Gtd. Notes
3.150%	08/01/29	781	822,767
Continental Resources, Inc.,
Gtd. Notes
4.900%	06/01/44	235	261,807
Gtd. Notes, 144A
2.875%	04/01/32	94	91,989
Corporate Office Properties LP,
Gtd. Notes
2.000%	01/15/29	110	105,907
2.750%	04/15/31	100	99,462
Coterra Energy, Inc.,
Sr. Unsec’d. Notes, 144A
3.900%	05/15/27	490	527,860

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Cox Communications, Inc.,
Gtd. Notes, 144A
2.950%	10/01/50	205	$192,789
Sr. Unsec’d. Notes, 144A
4.800%	02/01/35	425	500,970
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.100%	04/01/31	205	196,683
2.900%	04/01/41	620	602,428
3.800%	02/15/28	420	456,518
CSX Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/51(a)	773	715,691
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40	675	648,294
2.750%	12/01/22	776	786,798
4.300%	03/25/28	377	423,351
4.780%	03/25/38	240	292,432
Danaher Corp.,
Sr. Unsec’d. Notes
2.800%	12/10/51	235	232,492
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes
4.900%	10/01/26	675	760,919
5.300%	10/01/29	681	799,964
6.020%	06/15/26	1,000	1,158,753
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30	605	649,372
5.875%	06/15/28	207	224,462
Diamondback Energy, Inc.,
Gtd. Notes
3.500%	12/01/29	840	890,341
4.750%	05/31/25(a)	569	623,394
Discovery Communications LLC,
Gtd. Notes
3.625%	05/15/30	270	288,700
3.950%	03/20/28	950	1,031,820
4.000%	09/15/55	120	126,361
4.950%	05/15/42	45	52,993
Dollar General Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/23	368	377,187
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.100%	11/15/30(a)	515	506,564
DTE Energy Co.,
Sr. Unsec’d. Notes, Series H
0.550%	11/01/22	448	447,504
Duke Energy Carolinas LLC,
First Mortgage
2.550%	04/15/31	380	389,290
First Ref. Mortgage
4.000%	09/30/42(a)	345	396,530

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Duke Energy Corp.,
Sr. Unsec’d. Notes, SOFR + 0.250%
0.300%(c)	06/10/23	399	$398,459
Sr. Unsec’d. Notes
3.500%	06/15/51	115	119,546
Duke Energy Florida LLC,
First Mortgage
2.400%	12/15/31	1,220	1,235,286
3.400%	10/01/46	220	231,441
Duke Energy Indiana LLC,
First Mortgage
2.750%	04/01/50	728	686,737
3.750%	05/15/46	125	140,184
Duke Energy Ohio, Inc.,
First Mortgage
4.300%	02/01/49	38	45,785
Duke Energy Progress LLC,
First Mortgage
2.900%	08/15/51	180	180,446
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
2.532%	10/01/30	295	288,661
2.775%	01/07/32	190	188,989
3.616%	08/01/27	170	180,334
Edison International,
Jr. Sub. Notes, Series B
5.000%(ff)	12/15/26(a)(oo)	1,640	1,671,878
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
1.850%	02/15/31	280	267,953
Eli Lilly & Co.,
Sr. Unsec’d. Notes
2.250%	05/15/50(a)	673	619,272
Enable Midstream Partners LP,
Sr. Unsec’d. Notes
4.150%	09/15/29	285	306,211
Energy Transfer LP,
Sr. Unsec’d. Notes
2.900%	05/15/25	162	167,391
5.150%	02/01/43	176	195,165
5.150%	03/15/45	423	479,999
5.250%	04/15/29	890	1,022,527
5.300%	04/01/44	185	211,861
5.950%	10/01/43	245	297,664
Sr. Unsec’d. Notes, Series 20Y
5.800%	06/15/38	125	151,860
Entergy Arkansas LLC,
First Mortgage
4.950%	12/15/44	115	125,651
Entergy Corp.,
Sr. Unsec’d. Notes
2.400%	06/15/31	430	424,897
4.000%	07/15/22	250	252,957
Entergy Louisiana LLC,
First Mortgage
2.350%	06/15/32	430	428,040
2.900%	03/15/51	160	156,465

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
4.950%	01/15/45	595	$639,884
Entergy Mississippi LLC,
First Mortgage
3.500%	06/01/51	80	88,084
Entergy Texas, Inc.,
First Mortgage
1.500%	09/01/26	285	279,549
3.450%	12/01/27	70	73,797
3.550%	09/30/49	538	570,306
Enterprise Products Operating LLC,
Gtd. Notes
3.200%	02/15/52	150	147,383
3.700%	01/31/51	160	168,414
Essex Portfolio LP,
Gtd. Notes
2.650%	09/01/50	210	189,910
Evergy, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/29	6	6,159
Eversource Energy,
Sr. Unsec’d. Notes, Series K
2.750%	03/15/22	349	349,817
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.600%	06/15/42	515	611,277
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.995%	08/16/39(a)	458	468,362
3.095%	08/16/49	408	413,989
F&G Global Funding,
Sr. Sec’d. Notes, 144A
0.900%	09/20/24(a)	556	547,998
FedEx Corp.,
Gtd. Notes
3.250%	05/15/41	170	173,997
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.375%	03/01/23	489	486,638
Fifth Third Bancorp,
Sr. Unsec’d. Notes
2.600%	06/15/22	535	539,028
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.550%	04/01/49	610	699,609
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29(a)	1,169	1,257,270
Flex Intermediate Holdco LLC,
Sr. Sec’d. Notes, 144A
3.363%	06/30/31	600	603,733
Florida Power & Light Co.,
First Mortgage
3.800%	12/15/42	245	282,645
4.050%	06/01/42	50	59,065
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.375%	11/13/25	550	570,677

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
3.625%	06/17/31	860	$905,676
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26	700	753,312
Freeport-McMoRan, Inc.,
Gtd. Notes
4.125%	03/01/28(a)	516	534,956
4.625%	08/01/30(a)	230	246,635
5.250%	09/01/29(a)	994	1,086,701
5.400%	11/14/34	125	152,222
5.450%	03/15/43	655	823,416
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23	725	770,194
6.125%	10/01/25	1,528	1,756,827
General Motors Financial Co., Inc.,
Gtd. Notes
5.250%	03/01/26	30	33,647
Sr. Unsec’d. Notes
2.750%	06/20/25	993	1,025,366
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40	695	666,337
4.000%	09/01/36(a)	381	438,307
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.150%	01/15/27(a)	1,330	1,336,293
2.900%	05/15/30	1,051	1,070,284
2.900%	11/15/31	380	386,049
3.200%	08/15/29	399	415,441
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(oo)	500	494,518
Sr. Unsec’d. Notes
0.481%	01/27/23	331	330,091
1.431%(ff)	03/09/27	1,220	1,194,923
1.542%(ff)	09/10/27(a)	920	901,868
1.948%(ff)	10/21/27	490	488,373
2.383%(ff)	07/21/32	720	708,993
2.615%(ff)	04/22/32	400	402,033
2.650%(ff)	10/21/32	1,110	1,117,358
2.908%(ff)	06/05/23	780	786,536
3.500%	04/01/25	1,788	1,892,422
3.691%(ff)	06/05/28	1,338	1,444,050
3.814%(ff)	04/23/29	296	322,170
4.017%(ff)	10/31/38	270	308,783
4.223%(ff)	05/01/29	485	538,955
Gray Oak Pipeline LLC,
Sr. Unsec’d. Notes, 144A
2.000%	09/15/23	160	161,785
3.450%	10/15/27	100	104,559
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30(a)	530	559,767
5.375%	02/01/25	455	499,940
5.375%	09/01/26(a)	735	828,803
5.625%	09/01/28(a)	1,349	1,575,688
5.875%	02/15/26	180	203,417

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.875%	02/01/29	210	$250,415
Sr. Sec’d. Notes
3.500%	07/15/51	160	164,025
4.500%	02/15/27(a)	1,830	2,019,626
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31	180	187,191
Hess Corp.,
Sr. Unsec’d. Notes
5.600%	02/15/41	185	228,457
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.375%	03/15/51	65	59,897
2.750%	09/15/51	815	809,062
3.300%	04/15/40	361	391,028
Humana, Inc.,
Sr. Unsec’d. Notes
1.350%	02/03/27	850	826,937
Huntington National Bank (The),
Sr. Unsec’d. Notes
2.500%	08/07/22	427	431,650
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.100%	09/15/28	400	388,381
2.375%	10/15/27	255	254,269
2.850%	11/01/22	579	587,406
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.250%	05/01/29	524	593,627
4.750%	08/01/28	360	416,246
Intel Corp.,
Sr. Unsec’d. Notes
3.250%	11/15/49	530	559,993
3.734%	12/08/47	105	119,082
Intercontinental Exchange, Inc.,
Gtd. Notes
2.350%	09/15/22(a)	777	785,601
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
2.950%	05/14/30	1,680	1,718,517
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
2.750%	03/01/32	398	404,978
4.300%	01/15/26	200	216,953
4.700%	04/01/24	248	263,308
JetBlue 2019-1 Class B Pass-Through Trust,
Pass-Through Certificates
8.000%	11/15/27	472	542,635
Johnson & Johnson,
Sr. Unsec’d. Notes
3.400%	01/15/38	110	123,123
Kansas City Southern,
Gtd. Notes
2.875%	11/15/29	240	249,080
3.500%	05/01/50	340	363,207
4.950%	08/15/45	155	197,998

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.597%	05/25/28	570	$649,020
KeyBank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.660%
0.792%(c)	02/01/22	794	794,340
Sr. Unsec’d. Notes
2.400%	06/09/22(a)	327	329,808
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.250%	12/01/31	290	282,634
Kinder Morgan, Inc.,
Gtd. Notes
2.000%	02/15/31(a)	500	477,058
3.250%	08/01/50	630	599,731
Kraft Heinz Foods Co.,
Gtd. Notes
3.750%	04/01/30	300	324,132
4.625%	10/01/39	394	463,042
Kroger Co. (The),
Sr. Unsec’d. Notes
2.800%	08/01/22	829	838,075
4.450%	02/01/47	85	103,311
Lear Corp.,
Sr. Unsec’d. Notes
2.600%	01/15/32	250	246,273
3.550%	01/15/52	730	721,618
Leidos, Inc.,
Gtd. Notes
2.300%	02/15/31	455	436,743
2.950%	05/15/23	110	112,637
Lennar Corp.,
Gtd. Notes
4.750%	11/29/27(a)	684	775,163
Louisville Gas & Electric Co.,
First Mortgage
4.650%	11/15/43	70	85,301
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
2.800%	09/15/41	240	234,536
3.700%	04/15/46	656	718,781
LYB International Finance III LLC,
Gtd. Notes
3.625%	04/01/51(a)	380	403,644
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.610%
0.770%(c)	05/18/22	793	794,489
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.625%	09/01/49	235	259,874
3.700%	02/15/42	130	144,115
MDC Holdings, Inc.,
Gtd. Notes
2.500%	01/15/31(a)	895	867,830
3.850%	01/15/30	434	461,071

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.150%	12/10/31	420	$421,262
2.350%	06/24/40	110	105,138
2.750%	12/10/51	409	406,946
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42	106	125,441
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A, MTN
1.950%	01/13/23	630	638,306
Sr. Sec’d. Notes, 144A
2.950%	04/09/30	170	179,330
Microchip Technology, Inc.,
Sr. Sec’d. Notes
0.972%	02/15/24	485	480,874
2.670%	09/01/23	235	240,177
Microsoft Corp.,
Sr. Unsec’d. Notes
2.921%	03/17/52	268	283,789
3.450%	08/08/36	245	281,004
3.700%	08/08/46(a)	507	608,379
Mid-Atlantic Interstate Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.100%	05/15/28	70	76,904
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.125%	09/19/22	549	555,040
Monongahela Power Co.,
First Mortgage, 144A
3.550%	05/15/27	705	756,124
Moody’s Corp.,
Sr. Unsec’d. Notes
2.550%	08/18/60	255	224,072
Morgan Stanley,
Sr. Unsec’d. Notes
0.985%(ff)	12/10/26(a)	765	742,103
1.593%(ff)	05/04/27	3,075	3,043,483
Sr. Unsec’d. Notes, GMTN
1.512%(ff)	07/20/27	1,100	1,082,631
2.239%(ff)	07/21/32	625	612,334
2.699%(ff)	01/22/31	449	459,932
3.125%	01/23/23	1,086	1,112,741
3.875%	01/27/26	700	758,892
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32	55	52,119
2.511%(ff)	10/20/32	670	669,350
2.720%(ff)	07/22/25	1,586	1,634,846
2.802%(ff)	01/25/52	135	132,543
3.622%(ff)	04/01/31	240	261,804
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.050%	11/15/27	255	281,090
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38	443	498,459
4.700%	04/15/48	237	275,993

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A
3.395%	04/09/30	207	$221,068
National Retail Properties, Inc.,
Sr. Unsec’d. Notes
3.000%	04/15/52	200	189,749
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
4.350%	04/30/50	125	143,714
Netflix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/15/28(a)	1,075	1,228,168
Sr. Unsec’d. Notes, 144A
4.875%	06/15/30(a)	785	915,791
5.375%	11/15/29	126	149,474
New York & Presbyterian Hospital (The),
Unsec’d. Notes
2.256%	08/01/40	310	293,689
New York Life Global Funding,
Sec’d. Notes, 144A, SOFR + 0.190%
0.240%(c)	06/30/23	583	582,479
Sr. Sec’d. Notes, 144A
1.850%	08/01/31	450	436,812
Sr. Sec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.280%
0.401%(c)	01/10/23	200	200,194
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50	125	142,255
4.450%	05/15/69	110	140,894
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes, 3 Month LIBOR + 2.125%
2.328%(c)	06/15/67	449	418,574
NiSource, Inc.,
Sr. Unsec’d. Notes
2.950%	09/01/29	455	470,218
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN
1.850%	09/16/26	365	356,108
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
3.050%	05/15/50(a)	620	629,104
3.950%	10/01/42	110	125,837
Northern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A
3.400%	10/16/51	250	256,725
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.850%	09/30/47	140	158,097
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
3.750%	06/15/24	848	886,102
Nucor Corp.,
Sr. Unsec’d. Notes
4.125%	09/15/22	763	775,267
Office Properties Income Trust,
Sr. Unsec’d. Notes
2.650%	06/15/26	542	538,599

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Ohio Power Co.,
Sr. Unsec’d. Notes, Series R
2.900%	10/01/51	425	$413,192
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	10/15/22(a)	740	750,651
2.625%	02/15/23	296	301,238
2.875%	03/25/31(a)	595	597,980
3.250%	11/15/27(a)	369	389,538
3.600%	04/01/40	1,326	1,332,946
3.600%	04/01/50	495	484,761
3.850%	07/15/36	120	126,333
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26	360	399,493
Pacific Gas & Electric Co.,
First Mortgage
1.700%	11/15/23	460	459,753
3.450%	07/01/25(a)	585	606,885
3.500%	08/01/50	250	233,712
4.450%	04/15/42	470	479,075
4.500%	07/01/40	365	382,700
4.600%	06/15/43	362	373,295
PacifiCorp,
First Mortgage
2.700%	09/15/30	180	185,849
2.900%	06/15/52	327	322,727
3.300%	03/15/51	498	521,035
4.125%	01/15/49	178	205,545
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.600%	06/01/29	140	149,707
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	07/11/22	243	248,064
Pernod Ricard International Finance LLC,
Gtd. Notes, 144A
1.625%	04/01/31	795	742,883
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.700%	05/28/50(a)	495	498,530
PG&E Energy Recovery Funding LLC,
Sr. Sec’d. Notes, Series A-3
2.822%	07/15/48	70	69,528
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
3.875%	08/21/42	307	331,188
Phillips 66,
Gtd. Notes
2.150%	12/15/30(a)	484	466,042
Physicians Realty LP,
Gtd. Notes
2.625%	11/01/31	420	419,163
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	455	431,979

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.300%	01/31/43	285	$290,905
4.500%	12/15/26	710	779,436
5.150%	06/01/42	115	128,068
PNC Bank NA,
Sr. Unsec’d. Notes
2.875%	06/29/22	1,000	1,009,858
PPL Capital Funding, Inc.,
Gtd. Notes, Series A, 3 Month LIBOR + 2.665%
2.885%(c)	03/30/67	829	770,970
Prologis LP,
Sr. Unsec’d. Notes
2.125%	10/15/50	140	121,584
Protective Life Global Funding,
Sec’d. Notes, 144A
0.781%	07/05/24	150	148,083
Public Service Co. of Colorado,
First Mortgage
4.300%	03/15/44	360	432,549
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes, Series J
2.200%	08/15/31(a)	365	360,375
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.700%	05/01/50	209	202,715
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.650%	11/15/22	774	785,380
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28	260	256,088
Qorvo, Inc.,
Gtd. Notes
4.375%	10/15/29	806	860,822
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
1.900%	09/01/31(a)	485	467,722
2.375%	03/15/32	565	564,784
3.030%	03/15/52	180	180,847
3.125%	07/01/50	405	413,657
3.750%	11/01/46	160	178,654
4.125%	11/16/28	1,168	1,307,068
Regency Centers LP,
Gtd. Notes
2.950%	09/15/29	672	697,046
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.750%	09/15/30	985	932,135
Reliance Standard Life Global Funding II,
Sec’d. Notes, 144A
2.150%	01/21/23	183	185,680
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes
2.800%	08/15/61	165	162,104

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.400%	09/15/27	330	$320,430
2.000%	06/30/30	155	149,245
2.950%	09/15/29	220	227,902
Royalty Pharma PLC,
Gtd. Notes
2.150%	09/02/31	430	410,272
3.350%	09/02/51(a)	415	398,954
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.875%	06/01/22	390	392,973
S&P Global, Inc.,
Gtd. Notes
2.300%	08/15/60	275	238,695
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	800	878,236
4.500%	05/15/30	930	1,050,945
5.000%	03/15/27(a)	625	703,428
salesforce.com, Inc.,
Sr. Unsec’d. Notes
2.900%	07/15/51	460	468,990
San Diego Gas & Electric Co.,
First Mortgage
4.300%	04/01/42	80	92,885
First Mortgage, Series UUU
3.320%	04/15/50	58	61,407
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28	160	173,049
Schlumberger Investment SA,
Gtd. Notes, 144A
2.400%	08/01/22	1,113	1,120,133
Sempra Energy,
Jr. Sub. Notes
4.125%(ff)	04/01/52	610	616,425
4.875%(ff)	10/15/25(oo)	663	710,909
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	10/15/30	340	340,441
Southern California Edison Co.,
First Mortgage
3.650%	02/01/50	149	159,235
First Mortgage, Series 20A
2.950%	02/01/51	380	364,546
First Ref. Mortgage, Series B
3.650%	03/01/28	590	637,059
First Ref. Mortgage, Series C
3.600%	02/01/45	220	224,404
4.125%	03/01/48	300	337,155
Southern Co. Gas Capital Corp.,
Gtd. Notes, Series 20-A
1.750%	01/15/31(a)	753	707,630
Gtd. Notes, Series 21A
3.150%	09/30/51	150	150,805

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Southern Power Co.,
Sr. Unsec’d. Notes, Series F
4.950%	12/15/46	530	$649,143
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series J
3.900%	04/01/45	110	120,072
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25	19	19,416
Starbucks Corp.,
Sr. Unsec’d. Notes
1.300%	05/07/22	593	594,836
2.700%	06/15/22	244	245,536
3.750%	12/01/47	280	308,007
State Street Corp.,
Sr. Unsec’d. Notes
2.653%(ff)	05/15/23	734	739,126
SVB Financial Group,
Jr. Sub. Notes, Series C
4.000%(ff)	05/15/26(oo)	610	614,011
Sysco Corp.,
Gtd. Notes
3.150%	12/14/51	774	762,835
3.300%	02/15/50	191	193,708
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.375%(ff)	09/15/54	140	145,429
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes, 144A
2.900%	03/01/30	135	137,359
Texas Competitive Electric Holdings Co. LLC, Escrow Shares,
Sr. Sec’d. Notes, 144A
0.000%	10/10/99^	725	1,087
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, SOFR + 0.350%
0.399%(c)	04/18/23	537	536,286
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42	272	295,672
5.875%	11/15/40	105	130,517
T-Mobile USA, Inc.,
Gtd. Notes
3.375%	04/15/29	1,092	1,114,073
Sr. Sec’d. Notes
2.050%	02/15/28	390	387,897
3.000%	02/15/41	260	253,346
3.750%	04/15/27	874	946,354
3.875%	04/15/30	215	235,267
4.375%	04/15/40	125	142,511
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
0.350%	10/14/22	798	796,518
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
3.050%	06/20/22	1,102	1,112,928

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Trustees of Boston University,
Sec’d. Notes, Series EE
3.173%	10/01/50	240	$252,628
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
4.000%	06/15/50	160	186,298
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
3.000%	03/15/22	310	310,956
U.S. Bank NA,
Sr. Unsec’d. Notes
2.650%	05/23/22	390	392,765
UDR, Inc.,
Gtd. Notes
3.000%	08/15/31	104	108,405
Union Electric Co.,
First Mortgage
2.150%	03/15/32(a)	455	448,584
2.950%	03/15/30	231	243,396
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.950%	03/01/22	488	489,945
3.600%	09/15/37	230	257,842
4.375%	09/10/38	220	257,058
Sr. Unsec’d. Notes, MTN
3.550%	08/15/39(a)	889	984,000
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27	92	95,556
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30	394	401,453
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.300%	05/15/31	440	447,035
2.750%	05/15/40	808	815,117
3.050%	05/15/41	200	208,850
3.250%	05/15/51	280	303,228
3.500%	08/15/39	570	630,145
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
2.650%	10/15/30	890	883,580
2.650%	01/15/32	260	255,373
University of Chicago (The),
Unsec’d. Notes
3.000%	10/01/52	185	194,507
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.150%	09/15/27	210	209,696
Ventas Realty LP,
Gtd. Notes
2.500%	09/01/31	440	435,541
VeriSign, Inc.,
Sr. Unsec’d. Notes
2.700%	06/15/31	365	367,470

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.680%	10/30/30	335	$318,621
1.750%	01/20/31(a)	325	307,606
2.100%	03/22/28	240	240,733
2.650%	11/20/40	675	640,674
2.987%	10/30/56	170	161,226
3.700%	03/22/61	220	238,147
3.875%	02/08/29(a)	580	643,370
4.016%	12/03/29	80	89,671
4.272%	01/15/36	1,064	1,250,467
Sr. Unsec’d. Notes, 144A
2.355%	03/15/32	1,253	1,235,825
ViacomCBS, Inc.,
Jr. Sub. Notes
6.250%(ff)	02/28/57	328	369,820
Sr. Unsec’d. Notes
4.600%	01/15/45	370	444,430
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50	995	915,718
Visa, Inc.,
Sr. Unsec’d. Notes
2.700%	04/15/40	616	628,928
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	290	299,033
4.300%	07/15/29	901	965,492
VMware, Inc.,
Sr. Unsec’d. Notes
1.800%	08/15/28	220	214,260
2.200%	08/15/31(a)	380	373,507
3.900%	08/21/27	403	440,207
4.650%	05/15/27	61	68,854
4.700%	05/15/30	254	295,414
Walt Disney Co. (The),
Gtd. Notes
3.500%	05/13/40	271	297,050
Waste Management, Inc.,
Gtd. Notes
2.400%	05/15/23	560	569,974
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26	1,040	1,059,648
3.068%(ff)	04/30/41	310	317,154
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	1,350	1,372,384
2.406%(ff)	10/30/25	454	465,219
2.625%	07/22/22	1,105	1,117,799
3.196%(ff)	06/17/27	1,118	1,180,734
3.584%(ff)	05/22/28	1,220	1,311,913
Sub. Notes, MTN
4.400%	06/14/46	140	165,713
Welltower, Inc.,
Sr. Unsec’d. Notes
3.100%	01/15/30	457	479,820

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
West Virginia United Health System Obligated Group,
Sec’d. Notes, Series 2020
3.129%	06/01/50	740	$735,207
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	340	338,995
5.400%	03/04/44	280	347,474
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/31	340	337,134
2.450%	02/01/32	260	255,768
Xilinx, Inc.,
Sr. Unsec’d. Notes
2.375%	06/01/30	170	172,223
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
4.450%	08/15/45	80	95,352

			282,611,476

TOTAL CORPORATE BONDS (cost $425,964,121)			424,821,355

MUNICIPAL BONDS — 0.0%
New York
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, Series C
5.175%	11/15/49	530	722,756
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	150	199,365

TOTAL MUNICIPAL BONDS (cost $875,640)			922,121

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
United States
Alternative Loan Trust,
Series 2004-32CB, Class 2A5
5.500%	02/25/35	219	221,736
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-09, Class 22A1
2.734%(cc) 11/25/34		109	110,427
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 2A1, 1 Month LIBOR + 0.680% (Cap 10.500%, Floor 0.680%)
0.782%(c)	02/25/35	204	191,438
Series 2006-15, Class A1
6.250%	10/25/36	112	76,371
Fannie Mae Grantor Trust,
Series 2002-T12, Class A3
7.500%	05/25/42	123	143,849
Series 2002-T19, Class A2
7.000%	07/25/42	214	249,969
Fannie Mae Interest Strips,
Series 417, Class C11, IO
2.500%	02/25/28	809	46,790
Fannie Mae REMIC Trust,
Series 2004-W11, Class 1PO, PO
5.550%(s)	05/25/44	217	179,487

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2004-W12, Class 1PO, PO
2.190%(s)	07/25/44	200	$185,391
Fannie Mae REMICS,
Series 2001-63, Class TC
6.000%	12/25/31	110	124,160
Series 2003-49, Class YC
4.000%	06/25/23	15	14,957
Series 2003-78, Class B
5.000%	08/25/23	48	49,309
Series 2004-35, Class AZ
4.500%	05/25/34	206	226,110
Series 2004-70, Class EB
5.000%	10/25/24	8	8,153
Series 2006-044, Class P, PO
2.130%(s)	12/25/33	25	23,211
Series 2006-077, Class PC
6.500%	08/25/36	30	34,130
Series 2006-118, Class A2, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
0.152%(c)	12/25/36	23	22,513
Series 2007-109, Class YI, IO, 1 Month LIBOR x (1) + 6.450% (Cap 6.450%, Floor 0.000%)
6.348%(c)	12/25/37	337	55,395
Series 2008-85, Class EB
5.000%	09/25/28	19	20,423
Series 2011-52, Class GB
5.000%	06/25/41	205	230,007
Series 2012-13, Class JP
4.500%	02/25/42	55	56,695
Series 2012-79, Class TP
6.500%	07/25/42	50	57,741
Series 2013-04, Class AJ
3.500%	02/25/43	203	211,982
Series 2013-13, Class IK, IO
2.500%	03/25/28	594	26,638
Series 2013-31, Class NC
3.000%	04/25/43	554	565,085
Fannie Mae Trust,
Series 2003-W06, Class F, 1 Month LIBOR + 0.350% (Cap 8.500%, Floor 0.350%)
0.442%(c)	09/25/42	260	261,795
Series 2004-W09, Class 1PO, PO
3.690%(s)	02/25/44	245	214,729
Freddie Mac REMICS,
Series 2121, Class C
6.000%	02/15/29	92	102,153
Series 2768, Class PK
5.000%	03/15/34	79	88,004
Series 2846, Class GB
5.000%	08/15/24	88	91,606
Series 2877, Class PB
5.500%	10/15/34	347	387,503
Series 2902, Class QG
5.500%	12/15/34	73	82,806
Series 3158, Class NE
5.500%	05/15/36	70	80,316

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 3187, Class Z
5.000%	07/15/36	166	$184,566
Series 3704, Class DC
4.000%	11/15/36	38	39,336
Series 3816, Class HN
4.500%	01/15/41	291	319,569
Series 3920, Class LP
5.000%	01/15/34	133	147,034
Series 4054, Class HI, IO
3.000%	05/15/26	96	400
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	226	239,915
Series 304, Class C32, IO
3.000%	12/15/27	395	21,360
Government National Mortgage Assoc.,
Series 2003-34, Class PM
4.000%	04/20/33	167	172,827
Series 2004-19, Class KE
5.000%	03/16/34	340	369,247
Series 2005-03, Class QB
5.000%	01/16/35	85	92,833
Series 2008-38, Class BG
5.000%	05/16/38	174	189,624
Series 2011-22, Class WA
5.898%(cc)	02/20/37	154	174,062
Series 2012-H24, Class FG, 1 Month LIBOR + 0.430% (Cap 5.590%, Floor 0.430%)
0.511%(c)	04/20/60	2	2,149
Series 2013-184, Class KZ
2.500%	12/20/43	815	812,785
Series 2013-H04, Class BA
1.650%	02/20/63	6	5,638
Series 2013-H05, Class FB, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.481%(c)	02/20/62	7	6,946
MortgageIT Trust,
Series 2005-02, Class 1A2, 1 Month LIBOR + 0.660% (Cap 11.500%, Floor 0.660%)
0.762%(c)	05/25/35	90	91,223
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2005-AR03, Class A2
2.725%(cc)	03/25/35	142	147,601

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $7,355,243)			7,457,994

SOVEREIGN BONDS — 0.2%
Bermuda — 0.0%
Bermuda Government International Bond,
Sr. Unsec’d. Notes
3.717%	01/25/27	670	716,977

Colombia — 0.1%
Colombia Government International Bond,
Sr. Unsec’d. Notes
3.000%	01/30/30(a)	710	646,492

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Colombia (cont’d.)
3.125%	04/15/31	940	$847,107
4.125%	05/15/51	230	186,840

			1,680,439

Mexico — 0.1%
Mexico Government International Bond,
Sr. Unsec’d. Notes
2.659%	05/24/31(a)	1,905	1,857,329
3.250%	04/16/30(a)	1,070	1,100,092
4.280%	08/14/41	710	737,061
4.600%	02/10/48(a)	350	373,428

			4,067,910

Peru — 0.0%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
2.783%	01/23/31	750	746,746

TOTAL SOVEREIGN BONDS (cost $7,493,235)			7,212,072

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.8%
Federal Home Loan Mortgage Corp.
2.000%	03/01/51	17,181	17,142,787
3.500%	03/01/32	356	378,767
4.000%	02/01/26	73	77,066
4.000%	07/01/48	743	793,556
4.500%	09/01/24	13	13,171
4.500%	08/01/30	104	112,035
4.500%	04/01/47	82	88,030
4.500%	05/01/47	398	431,764
5.000%	04/01/22	1	693
5.000%	07/01/23	23	23,318
5.000%	10/01/23	13	14,585
5.000%	11/01/23	1	1,422
5.000%	06/01/30	77	84,822
5.000%	10/01/40	271	306,149
5.500%	06/01/23	12	12,103
5.500%	12/01/24	7	7,255
5.500%	04/01/27	27	29,538
5.500%	06/01/35	71	80,488
7.000%	11/01/37	90	108,941
Federal National Mortgage Assoc
1.500%	TBA	5,390	5,404,424
2.000%	TBA	19,640	19,579,487
2.000%	01/01/37	5,390	5,523,151
2.000%	03/01/51	6,739	6,723,911
2.410%	11/01/29	3,090	3,231,375
2.500%	TBA	2,280	2,356,644
2.500%	TBA	12,120	12,365,299
2.500%	09/01/50	1,233	1,268,956
2.620%	11/01/31	1,615	1,719,725
3.000%	TBA	3,180	3,294,363
3.250%	08/01/34	503	558,591
3.500%	08/01/32	255	271,755
3.500%	10/01/32	312	331,948
3.500%	04/01/33	75	78,788
3.500%	04/01/33	460	487,111

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	05/01/33	330	$350,214
3.500%	09/01/42	309	332,054
3.500%	10/01/42	303	325,361
3.500%	01/01/43	380	408,642
3.500%	07/01/43	357	383,088
3.500%	07/01/50	450	481,611
3.820%	07/01/27	1,922	2,126,679
4.000%	06/01/47	561	612,996
4.500%	06/01/26	111	117,992
4.500%	09/01/26	39	41,846
4.500%	04/01/47	639	703,692
5.000%	05/01/23	12	12,863
5.000%	06/01/23	13	13,477
5.000%	01/01/26	76	78,799
5.000%	12/01/29	80	88,371
5.000%	10/01/39	172	195,500
5.000%	07/01/41	128	143,040
5.500%	01/01/26	12	13,141
5.500%	06/01/26	12	12,718
5.500%	05/01/28	53	58,034
5.500%	05/01/33	130	146,943
5.500%	06/01/33	51	55,575
5.500%	10/01/33	64	71,830
5.500%	01/01/34	186	210,263
5.500%	02/01/35	81	91,211
5.500%	04/01/36	30	32,567
5.500%	04/01/37	110	124,559
6.000%	10/01/22	6	5,875
6.000%	10/01/27	65	71,847
6.000%	11/01/27	51	55,597
6.000%	03/01/34	145	166,798
6.000%	04/01/39	262	302,383
7.000%	01/01/39	107	129,207
7.500%	10/01/35	139	161,526
Government National Mortgage Assoc
2.500%	12/20/51	34,710	35,589,356
3.000%	10/20/51	17,882	18,552,056
3.000%	11/20/51	9,237	9,587,261
3.500%	01/20/52	3,140	3,297,991
4.500%	06/20/25	40	42,660
4.500%	11/15/39	231	265,508
5.000%	04/15/25	318	322,940
5.000%	11/15/39	684	788,194
6.000%	01/15/40	316	367,189
Tennessee Valley Authority Principal Strips, Bonds
2.743%(s)	06/15/35	600	431,270

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $159,745,009)			160,272,742

U.S. TREASURY OBLIGATIONS — 13.4%
U.S. Treasury Bonds
1.125%	08/15/40	31,810	27,759,195
1.250%	05/15/50	28,790	24,475,998
1.375%	08/15/50	1,220	1,069,787
1.875%	11/15/51	4,240	4,213,500
2.000%	11/15/41	7,130	7,209,098
2.000%	02/15/50	2,640	2,684,550
2.000%	08/15/51	10	10,209

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.250%	08/15/46	3,434	$3,633,065
2.250%	08/15/49	305	326,779
2.375%	11/15/49	30	32,991
2.750%	11/15/42	570	649,800
3.000%	11/15/44	38	45,357
3.125%	05/15/48	65	81,301
3.750%	08/15/41	2,090	2,729,083
3.750%	11/15/43	416	550,420
3.875%	08/15/40	2,315	3,048,566
4.375%	05/15/40	4,507	6,304,166
6.250%	05/15/30	2,860	3,942,778
U.S. Treasury Notes
0.125%	05/31/23	48,650	48,349,739
0.125%	07/31/23	14,831	14,713,395
0.125%	01/15/24	2,000	1,974,687
0.250%	06/15/24	54,340	53,541,881
0.375%	07/15/24	3,359	3,317,537
0.375%	09/15/24	4,390	4,328,266
0.500%	03/15/23	12,000	12,002,344
0.500%	11/30/23	14,390	14,335,475
0.500%	03/31/25	2,700	2,655,492
0.625%	07/31/26	14,733	14,331,296
0.750%	05/31/26	59,940	58,731,834
0.875%	11/15/30	290	275,772
1.000%	12/15/24	3,120	3,123,412
1.000%	07/31/28	9,414	9,168,353
1.125%	08/31/28	610	598,467
1.250%	03/31/28	3,815	3,782,513
1.250%	05/31/28	33,420	33,104,077
1.250%	06/30/28	7,230	7,158,265
1.250%	09/30/28	3,820	3,776,428
1.250%	08/15/31	5,288	5,171,499
1.375%	01/31/22(k)	47,510	47,552,585
1.375%	11/15/31	2,150	2,123,125
1.625%	08/15/29	85	86,248
1.625%	05/15/31	20	20,256
1.750%	12/31/24	341	348,832
1.750%	12/31/26	160	163,813
1.875%	08/31/24	45	46,143
2.125%	02/29/24	30	30,858
2.500%	05/15/24	90	93,495
2.500%	02/28/26	4,940	5,201,666
2.625%	12/31/23	12,940	13,421,712

TOTAL U.S. TREASURY OBLIGATIONS (cost $455,640,433)			452,296,108

TOTAL LONG-TERM INVESTMENTS (cost $2,705,503,429)			3,081,571,444

		Shares
SHORT-TERM INVESTMENTS — 12.6%
AFFILIATED MUTUAL FUNDS — 11.4%
PGIM Core Ultra Short Bond Fund(wa)		286,156,871	286,156,871

		Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $98,597,404; includes $98,589,782 of cash collateral for securities on loan)(b)(wa)		98,662,218	$98,593,154

TOTAL AFFILIATED MUTUAL FUNDS (cost $384,754,275)			384,750,025

Interest Rate	Maturity Date	Principal Amount (000)#

CERTIFICATES OF DEPOSIT — 0.1%
Lloyds Bank Corporate Markets PLC
0.220%	08/03/22	516	515,578
Mitsubishi UFJ Trust & Banking
0.140%	01/14/22	530	530,011
MUFG Bank, Ltd.
0.230%	07/26/22	550	549,620
Shinhan Bank
0.330%	04/07/22	500	500,118

TOTAL CERTIFICATES OF DEPOSIT (cost $2,096,187)			2,095,327

COMMERCIAL PAPER(n) — 0.5%
ABN AMRO Funding USA LLC
0.150%	02/17/22	800	799,812
Banco del Estado de Chile
0.231%	07/14/22	900	898,503
Bank of Nova Scotia (The)
0.200%	06/23/22	320	319,539
0.200%	07/27/22	660	658,711
Credit Industriel Et Commercial
0.160%	02/23/22	800	799,930
Enbridge, Inc.
0.310%	04/04/22	600	599,369
Enel Finance America LLC
0.350%	06/12/22	600	598,570
Her Majesty the Queen in Right
0.180%	06/07/22	1,000	999,307
HSBC USA Inc.
0.281%	06/13/22	800	798,393
0.281%	08/02/22	600	598,177
Macquarie Bank Ltd.
0.573%	12/02/22	532	529,592
Mitsubishi HC Capital America, Inc.
0.400%	01/18/22	300	299,959
0.410%	01/07/22	510	509,980
Mizuho Bank, Ltd.
0.160%	02/18/22	1,400	1,399,769
NatWest Markets PLC
0.251%	07/18/22	300	299,289
Parker-Hannifin Corp.
0.350%	01/27/22	550	549,894
PSP Capital Inc.
0.170%	07/29/22	3,300	3,293,648
Royal Bank of Canada
0.482%	09/15/22	1,100	1,096,926
Toronto-Dominion Bank (The)
0.200%	06/24/22	400	399,432

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER(n) (continued)
0.200%	08/04/22	660	$658,669
Walt Disney Co. (The)
0.200%	05/16/22	800	799,102
0.220%	07/15/22	330	329,333
Westpac Securities NZ Ltd.
0.523%	11/25/22	550	547,894

TOTAL COMMERCIAL PAPER (cost $17,789,694)			17,783,798

CORPORATE BOND — 0.0%
United States
Pacific Gas & Electric Co.,
1.200%(c)	11/14/22	160,000	161,577

(cost $160,000)
U.S. TREASURY OBLIGATIONS(k)(n) — 0.6%
U.S. Treasury Bills
0.044%	02/10/22	628	627,978
0.055%	03/24/22	25	24,997
0.082%	06/16/22	19,460	19,448,727

TOTAL U.S. TREASURY OBLIGATIONS (cost $20,105,615)			20,101,702

TOTAL SHORT-TERM INVESTMENTS (cost $424,905,771)			424,892,429

TOTAL INVESTMENTS—103.9% (cost $3,130,409,200)			3,506,463,873
Liabilities in excess of other assets(z) — (3.9)%			(130,234,996)

NET ASSETS — 100.0%			$3,376,228,877

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,281,990 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $96,523,878; cash collateral of $98,589,782 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
68	2 Year U.S. Treasury Notes	Mar. 2022	$14,835,688	$(15,539)
85	20 Year U.S. Treasury Bonds	Mar. 2022	13,637,188	86,950
72	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	14,193,000	100,688
441	DJ US Real Estate Index	Mar. 2022	19,950,840	987,706
707	Euro STOXX 50 Index	Mar. 2022	34,510,924	1,210,559
2,420	Mini MSCI EAFE Index	Mar. 2022	280,937,800	7,830,238
102	MSCI Emerging Markets Index	Mar. 2022	6,254,130	56,074
146	Russell 2000 E-Mini Index	Mar. 2022	16,372,440	482,561
1,217	S&P 500 E-Mini Index	Mar. 2022	289,554,725	6,043,212
190	TOPIX Index	Mar. 2022	32,902,721	31,796

				16,814,245

Short Positions:
76	5 Year U.S. Treasury Notes	Mar. 2022	9,194,219	18,012
2,276	10 Year U.S. Treasury Notes	Mar. 2022	296,946,875	(2,823,341)
118	10 Year U.S. Ultra Treasury Notes	Mar. 2022	17,279,625	(154,795)

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
313	Japanese Yen Currency	Mar. 2022	$34,030,925	$452,190
4,252	MSCI Europe Index	Mar. 2022	143,145,472	(5,221,398)
315	S&P Mid Cap 400 E-Mini Index	Mar. 2022	89,387,550	(2,952,404)

				(10,681,736)

				$6,132,509

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/31/22	Barclays Bank PLC	AUD	10,865	$8,155,536	$7,905,886	$—	$(249,650)
British Pound,
Expiring 01/31/22	Barclays Bank PLC	GBP	5,126	7,066,229	6,937,817	—	(128,412)
Expiring 01/31/22	Merrill Lynch International	GBP	373	501,921	504,853	2,932	—
Expiring 01/31/22	RBC Capital Markets	GBP	922	1,219,686	1,248,001	28,315	—
Expiring 01/31/22	RBC Capital Markets	GBP	743	986,105	1,005,854	19,749	—
Expiring 01/31/22	RBC Capital Markets	GBP	718	954,464	971,902	17,438	—
Expiring 01/31/22	RBC Capital Markets	GBP	454	602,654	614,506	11,852	—
Expiring 01/31/22	State Street Bank & Trust Company	GBP	22,527	29,885,650	30,489,697	604,047	—
Canadian Dollar,
Expiring 01/31/22	Merrill Lynch International	CAD	12,357	9,988,081	9,768,721	—	(219,360)
Expiring 01/31/22	State Street Bank & Trust Company	CAD	2,812	2,244,752	2,222,613	—	(22,139)
Danish Krone,
Expiring 01/31/22	Merrill Lynch International	DKK	3,697	566,238	566,332	94	—
Expiring 01/31/22	State Street Bank & Trust Company	DKK	1,925	292,832	294,959	2,127	—
Euro,
Expiring 01/31/22	Barclays Bank PLC	EUR	2,040	2,305,370	2,323,506	18,136	—
Expiring 01/31/22	Merrill Lynch International	EUR	2,567	2,924,009	2,924,466	457	—
Expiring 01/31/22	Merrill Lynch International	EUR	1,697	1,968,506	1,933,772	—	(34,734)
Expiring 01/31/22	Merrill Lynch International	EUR	638	739,928	726,872	—	(13,056)
Expiring 01/31/22	RBC Capital Markets	EUR	1,198	1,356,752	1,364,372	7,620	—
Expiring 01/31/22	RBC Capital Markets	EUR	351	397,474	400,043	2,569	—
Expiring 01/31/22	State Street Bank & Trust Company	EUR	850	991,831	967,788	—	(24,043)
Hong Kong Dollar,
Expiring 02/04/22	RBC Capital Markets	HKD	18,946	2,437,073	2,429,910	—	(7,163)
Japanese Yen,
Expiring 01/31/22	RBC Capital Markets	JPY	3,022,359	26,548,948	26,280,924	—	(268,024)
Norwegian Krone,
Expiring 01/31/22	State Street Bank & Trust Company	NOK	5,389	643,561	611,578	—	(31,983)
Singapore Dollar,
Expiring 01/31/22	State Street Bank & Trust Company	SGD	1,023	757,131	758,937	1,806	—
Swedish Krona,
Expiring 01/31/22	Citibank, N.A.	SEK	6,533	717,827	723,120	5,293	—
Expiring 01/31/22	Merrill Lynch International	SEK	5,785	633,784	640,391	6,607	—
Expiring 01/31/22	Merrill Lynch International	SEK	4,294	487,104	475,315	—	(11,789)
Expiring 01/31/22	RBC Capital Markets	SEK	48,017	5,302,435	5,315,124	12,689	—
Swiss Franc,
Expiring 01/31/22	Barclays Bank PLC	CHF	5,953	6,487,168	6,538,441	51,273	—
Expiring 01/31/22	Merrill Lynch International	CHF	861	931,369	945,450	14,081	—
Expiring 01/31/22	RBC Capital Markets	CHF	606	655,797	665,178	9,381	—

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/31/22	State Street Bank & Trust Company	CHF	388	$421,182	$425,626	$4,444	$—

				$119,171,397	$118,981,954	820,910	(1,010,353)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Danish Krone,
Expiring 01/31/22	Citibank, N.A.	DKK	14,178	$2,213,980	$2,171,920	$42,060	$—
Expiring 01/31/22	Merrill Lynch International	DKK	7,003	1,063,459	1,072,751	—	(9,292)
Expiring 01/31/22	State Street Bank & Trust Company	DKK	40,318	6,305,583	6,176,333	129,250	—
Expiring 01/31/22	State Street Bank & Trust Company	DKK	9,687	1,471,153	1,484,005	—	(12,852)
Expiring 01/31/22	State Street Bank & Trust Company	DKK	2,990	455,105	458,019	—	(2,914)
Euro,
Expiring 01/31/22	Citibank, N.A.	EUR	117,195	132,484,184	133,508,939	—	(1,024,755)
Expiring 01/31/22	Merrill Lynch International	EUR	2,086	2,360,613	2,376,160	—	(15,547)
Expiring 01/31/22	RBC Capital Markets	EUR	2,443	2,759,583	2,783,029	—	(23,446)
Expiring 01/31/22	RBC Capital Markets	EUR	1,867	2,105,578	2,127,351	—	(21,773)
Expiring 01/31/22	RBC Capital Markets	EUR	1,371	1,555,061	1,561,465	—	(6,404)
Expiring 01/31/22	RBC Capital Markets	EUR	1,290	1,459,001	1,469,242	—	(10,241)
Expiring 01/31/22	RBC Capital Markets	EUR	1,139	1,292,000	1,297,670	—	(5,670)
Expiring 01/31/22	RBC Capital Markets	EUR	1,005	1,136,223	1,144,590	—	(8,367)
Expiring 01/31/22	RBC Capital Markets	EUR	896	1,009,760	1,020,201	—	(10,441)
Expiring 01/31/22	RBC Capital Markets	EUR	742	841,509	844,899	—	(3,390)
Expiring 01/31/22	State Street Bank & Trust Company	EUR	22,451	26,129,388	25,576,551	552,837	—
Expiring 01/31/22	The Toronto-Dominion Bank	EUR	758	857,696	863,134	—	(5,438)
Japanese Yen,
Expiring 01/31/22	RBC Capital Markets	JPY	65,566	577,264	570,131	7,133	—
Expiring 01/31/22	State Street Bank & Trust Company	JPY	156,742	1,377,963	1,362,951	15,012	—
Singapore Dollar,
Expiring 01/31/22	Barclays Bank PLC	SGD	730	535,072	541,875	—	(6,803)
Expiring 01/31/22	Barclays Bank PLC	SGD	597	440,832	442,918	—	(2,086)
Expiring 01/31/22	Citibank, N.A.	SGD	602	440,280	446,697	—	(6,417)
Expiring 01/31/22	RBC Capital Markets	SGD	1,081	791,107	801,720	—	(10,613)
Expiring 01/31/22	State Street Bank & Trust Company	SGD	1,213	890,851	900,255	—	(9,404)
Expiring 01/31/22	State Street Bank & Trust Company	SGD	1,023	756,132	758,937	—	(2,805)
Swedish Krona,
Expiring 01/31/22	Citibank, N.A.	SEK	48,570	5,645,183	5,376,357	268,826	—
Swiss Franc,
Expiring 01/31/22	RBC Capital Markets	CHF	2,132	2,311,374	2,341,729	—	(30,355)

				$199,265,934	$199,479,829	1,015,118	(1,229,013)

						$1,836,028	$(2,239,366)

Cross currency exchange contracts outstanding at December 31, 2021:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/31/22	Buy	GBP	530	SEK	6,405	$9,029	$—	RBC Capital Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Total return swap agreements outstanding at December 31, 2021:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
3I Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 953	$10,565	$—	$10,565
AIB Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	EUR 731	(9,891)	—	(9,891)
Ashtead Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 1,478	(159,238)	—	(159,238)
Auto Trader Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 899	(2,890)	—	(2,890)
Bank of Ireland Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	EUR 909	(5,341)	—	(5,341)
Barclays PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 656	1,480	—	1,480
BP PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 2,349	(184,663)	—	(184,663)
Centrica PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 858	67,530	—	67,530
Computacenter PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 516	6,937	—	6,937
Corporacion Acciona Energias Renovables SA(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	EUR 842	51,904	—	51,904
Future PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 560	58,089	—	58,089
Intermediate Capital Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 975	(30,753)	—	(30,753)
JD Sports Fashion PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 980	(53,754)	—	(53,754)
Kering SA(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	EUR 1,703	(74,927)	—	(74,927)
Laboratorios Farmaceuticos Rovi SA(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	EUR 1,195	196,794	—	196,794
Lloyds Banking Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 1,613	16,349	—	16,349
LVMH Moet Hennessy Louis Vuitton SE(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	EUR 3,537	8,077	—	8,077
Marks & Spencer Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 1,042	(95,532)	—	(95,532)
Next PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 1,398	(55,800)	—	(55,800)
Oxford Instruments PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 549	50,297	—	50,297
PageGroup PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 777	(70,552)	—	(70,552)
Persimmon PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 852	14,529	—	14,529
Petershill Partners PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 491	(28,579)	—	(28,579)
RELX PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 1,362	(15,725)	—	(15,725)
Segro PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 1,083	28,355	—	28,355
Smurfit Kappa Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	EUR 936	31,098	—	31,098
Spirent Communications PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 536	5,697	—	5,697
Taylor Wimpey PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	GBP 1,012	59,727	—	59,727

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Total return swap agreements outstanding at December 31, 2021 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
Teleperformance SE(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	EUR 1,158	$56,107	$—	$56,107
TotalEnergies SE(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	EUR 2,816	26,309	—	26,309
Veolia Environnement SA(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/22	EUR 1,473	69,586	—	69,586

					$(28,215)	$—	$(28,215)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$759,430	$(787,645)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Goldman Sachs & Co. LLC	$8,752,000	$37,739,538

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Argentina	$1,864,837	$—	$—
Australia	—	9,716,021	—
Austria	—	3,039,067	—
Belgium	—	12,136,817	—
Brazil	2,519,847	2,789,457	—
Canada	20,551,665	—	—
Chile	396,704	—	—
China	20,836,614	63,893,149	—
Colombia	225,008	—	—
Denmark	—	36,591,287	—
Finland	—	10,677,853	—
France	—	63,466,621	—

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Germany	$—	$48,706,289	$—
Greece	—	508,131	—
Hong Kong	—	18,874,215	—
Hungary	—	497,004	—
India	15,422,130	15,404,199	—
Indonesia	—	9,344,383	—
Ireland	3,083,817	—	—
Italy	—	9,004,444	—
Japan	774,505	21,664,896	—
Kuwait	—	228,605	—
Luxembourg	—	1,409,224	—
Macau	—	272,722	—
Malaysia	—	1,273,428	—
Mexico	10,393,502	—	—
Netherlands	—	26,410,307	—
Norway	—	1,081,948	—
Peru	676,390	—	—
Philippines	—	515,713	—
Poland	—	829,983	—
Qatar	—	384,773	—
Russia	8,608,554	1,785,523	191,571
Saudi Arabia	—	7,154,974	—
Singapore	—	10,964,558	—
South Africa	—	11,796,170	—
South Korea	—	35,442,785	—
Spain	—	8,471,132	—
Sweden	—	13,752,457	—
Switzerland	—	48,979,909	—
Taiwan	18,491,942	25,775,622	—
Thailand	—	2,303,233	—
Turkey	—	231,114	—
United Arab Emirates	—	644,734	—
United Kingdom	—	38,269,954	—
United States	1,293,962,489	22,533,119	411,168
Preferred Stocks
Brazil	—	1,719,724	—
Germany	—	10,853,040	—
United States	—	—	522,768
Warrants
United States	111,325	—	17,882
Asset-Backed Securities
United States	—	10,883,233	—
Bank Loans
United States	—	646,012	137,514
Commercial Mortgage-Backed Securities
United States	—	18,460,991	—
Corporate Bonds
Australia	—	8,724,025	—
Belgium	—	3,666,345	—
Bermuda	—	474,348	—
Brazil	—	1,027,293	—
Canada	—	13,063,413	—
Chile	—	196,414	—
China	—	598,070	—
Denmark	—	1,454,813	—
Finland	—	775,274	—
France	—	19,824,960	—
Germany	—	7,144,842	—

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
Ireland	$—	$7,682,309	$—
Italy	—	2,579,022	—
Japan	—	7,856,411	—
Mexico	—	1,995,832	—
Netherlands	—	7,957,019	—
Norway	—	101,779	—
Portugal	—	1,167,968	—
South Korea	—	1,777,642	—
Spain	—	5,089,410	—
Switzerland	—	12,056,216	—
Taiwan	—	1,755,956	—
United Kingdom	—	35,240,518	—
United States	—	282,610,389	1,087
Municipal Bonds
New York	—	922,121	—
Residential Mortgage-Backed Securities
United States	—	7,457,994	—
Sovereign Bonds
Bermuda	—	716,977	—
Colombia	—	1,680,439	—
Mexico	—	4,067,910	—
Peru	—	746,746	—
U.S. Government Agency Obligations	—	160,272,742	—
U.S. Treasury Obligations	—	452,296,108	—
Short-Term Investments
Affiliated Mutual Funds	384,750,025	—	—
Certificates of Deposit
United States	—	2,095,327	—
Commercial Paper
United States	—	17,783,798	—
Corporate Bond
United States	—	161,577	—
U.S. Treasury Obligations	—	20,101,702	—

Total	$1,782,669,354	$1,722,512,529	$1,281,990

Other Financial Instruments*
Assets
Futures Contracts	$17,299,986	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,836,028	—
OTC Cross Currency Exchange Contracts	—	9,029	—
OTC Total Return Swap Agreements	—	759,430	—

Total	$17,299,986	$2,604,487	$—

Liabilities
Futures Contracts	$(11,167,477)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(2,239,366)	—
OTC Total Return Swap Agreements	—	(787,645)	—

Total	$(11,167,477)	$(3,027,011)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

U.S. Treasury Obligations	14.0%
Affiliated Mutual Funds (2.9% represents investments purchased with collateral from securities on loan)	11.4
Banks	9.7
U.S. Government Agency Obligations	4.8
Semiconductors & Semiconductor Equipment	3.7
Software	3.1
Pharmaceuticals	2.7
Insurance	2.7
Interactive Media & Services	2.4
Technology Hardware, Storage & Peripherals	2.2
Machinery	2.2
Internet & Direct Marketing Retail	2.0
IT Services	1.9
Capital Markets	1.9
Biotechnology	1.7
Equity Real Estate Investment Trusts (REITs)	1.6
Oil, Gas & Consumable Fuels	1.5
Automobiles	1.4
Beverages	1.4
Electric	1.3
Health Care Equipment & Supplies	1.3
Health Care Providers & Services	1.3
Hotels, Restaurants & Leisure	1.3
Specialty Retail	1.2
Electric Utilities	1.2
Textiles, Apparel & Luxury Goods	1.1
Aerospace & Defense	1.0
Chemicals	1.0
Road & Rail	0.9
Media	0.9
Electrical Equipment	0.9
Food Products	0.8
Diversified Financial Services	0.7
Metals & Mining	0.7
Building Products	0.7
Household Durables	0.7
Professional Services	0.7
Food & Staples Retailing	0.6
Electronic Equipment, Instruments & Components	0.6
Life Sciences Tools & Services	0.6
Commercial Mortgage-Backed Securities	0.6
Commercial Paper	0.5
Construction & Engineering	0.5
Telecommunications	0.5
Oil & Gas	0.5
Household Products	0.5
Pipelines	0.4
Healthcare-Services	0.4
Entertainment	0.4
Auto Manufacturers	0.4
Air Freight & Logistics	0.4
Commercial Services & Supplies	0.3
Consumer Finance	0.3
Personal Products	0.3
Diversified Telecommunication Services	0.3
Containers & Packaging	0.3
Trading Companies & Distributors	0.3

Airlines	0.3%
Real Estate Investment Trusts (REITs)	0.2
Residential Mortgage-Backed Securities	0.2
Wireless Telecommunication Services	0.2
Transportation	0.2
Semiconductors	0.2
Construction Materials	0.2
Sovereign Bonds	0.2
Communications Equipment	0.2
Agriculture	0.2
Industrial Conglomerates	0.2
Distributors	0.2
Computers	0.2
Mining	0.2
Real Estate Management & Development	0.2
Commercial Services	0.2
Retail	0.2
Multi-Utilities	0.2
Multiline Retail	0.1
Foods	0.1
Internet	0.1
Thrifts & Mortgage Finance	0.1
Leisure Products	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Tobacco	0.1
Savings & Loans	0.1
Home Builders	0.1
Certificates of Deposit	0.1
Gas	0.1
Household Products/Wares	0.1
Other	0.1
Iron/Steel	0.1
Auto Components	0.0	*
Health Care Technology	0.0	*
Oil & Gas Services	0.0	*
Transportation Infrastructure	0.0	*
Auto Parts & Equipment	0.0	*
Municipal Bonds	0.0	*
Healthcare-Products	0.0	*
Holding Companies-Diversified	0.0	*
Credit Cards	0.0	*
Environmental Control	0.0	*
Paper & Forest Products	0.0	*
Home Equity Loans	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Miscellaneous Manufacturing	0.0	*
Trucking & Leasing	0.0	*
Equipment	0.0	*
Machinery-Diversified	0.0	*
Marine	0.0	*

	103.9
Liabilities in excess of other assets	(3.9)

	100.0%

* Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Due from/to broker-variation margin futures	$16,642,146	*	Due from/to broker-variation margin futures	$8,173,802	*
Equity contracts	Unrealized appreciation on OTC swap agreements	759,430		Unrealized depreciation on OTC swap agreements	787,645
Foreign exchange contracts	Due from/to broker-variation margin futures	452,190	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	9,029		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,836,028		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,239,366
Interest rate contracts	Due from/to broker-variation margin futures	205,650	*	Due from/to broker-variation margin futures	2,993,675	*

		$19,904,473			$14,194,488

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Equity contracts	$(137,879)	$63,654,317	$—	$4,647,609
Foreign exchange contracts	—	(2,739,308)	9,361,815	—
Interest rate contracts	(41,625)	3,175,859	—	—

Total	$(179,504)	$64,090,868	$9,361,815	$4,647,609

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Equity contracts	$285,605	$—	$(451,207)
Foreign exchange contracts	452,190	(77,763)	—
Interest rate contracts	(2,109,993)	—	—

Total	$(1,372,198)	$(77,763)	$(451,207)

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$15,068	$669,840,131	$495,888,408	$117,604,763

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)

$186,018,150	$7,126,572

Total Return Swap Agreements(2)

$30,818,580

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$96,523,878	$(96,523,878)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.	$759,430	$(787,645)	$(28,215)	$—	$(28,215)
Barclays Bank PLC	69,409	(386,951)	(317,542)	—	(317,542)
Citibank, N.A.	316,179	(1,031,172)	(714,993)	—	(714,993)
Merrill Lynch International	24,171	(303,778)	(279,607)	—	(279,607)
RBC Capital Markets	125,775	(405,887)	(280,112)	—	(280,112)
State Street Bank & Trust Company	1,309,523	(106,140)	1,203,383	—	1,203,383
The Toronto-Dominion Bank	—	(5,438)	(5,438)	—	(5,438)

	$2,604,487	$(3,027,011)	$(422,524)	$—	$(422,524)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2021	STATEMENT OF OPERATIONS Year Ended December 31, 2021

ASSETS
Investments at value, including securities on loan of $96,523,878:
Unaffiliated investments (cost $2,745,654,925)	$3,121,713,848
Affiliated investments (cost $384,754,275)	384,750,025
Foreign currency, at value (cost $3,161,297)	3,179,037
Cash	37,168
Deposit with broker for centrally cleared/exchange-traded derivatives	8,752,000
Receivable for investments sold	7,482,947
Dividends and interest receivable	5,716,148
Tax reclaim receivable	2,174,134
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,836,028
Due from broker-variation margin futures	1,629,879
Unrealized appreciation on OTC swap agreements	759,430
Deposit with prime broker	150,000
Unrealized appreciation on OTC cross currency exchange contracts	9,029
Receivable from affiliate	5,738
Prepaid expenses	25,463

Total Assets	3,538,220,874

LIABILITIES
Payable to broker for collateral for securities on loan	98,589,782
Payable for investments purchased	57,403,229
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,239,366
Management fee payable	1,084,246
Unrealized depreciation on OTC swap agreements	787,645
Payable for Portfolio shares purchased	650,733
Payable to affiliate	524,925
Accrued expenses and other liabilities	451,302
Foreign capital gains tax liability accrued	165,965
Distribution fee payable	92,703
Trustees’ fees payable	1,650
Affiliated transfer agent fee payable	451

Total Liabilities	161,991,997

NET ASSETS	$3,376,228,877

Net assets were comprised of:
Partners’ Equity	$3,376,228,877

Net asset value and redemption price per share, $3,376,228,877 / 147,366,714 outstanding shares of beneficial interest	$22.91

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $2,055,766 foreign withholding tax, of which $153,114 is reimbursable by an affiliate)	$30,995,436
Interest income	22,950,649
Affiliated dividend income	454,668
Income from securities lending, net (including affiliated income of $103,983)	195,666

Total income	54,596,419

EXPENSES
Management fee	25,846,113
Distribution fee	8,540,779
Custodian and accounting fees	536,068
Dividends on securities sold short	305,846
Audit fee	74,100
Trustees’ fees	52,430
Broker fees and expenses on short sales	52,068
Legal fees and expenses	36,916
Shareholders’ reports	19,505
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,401
Miscellaneous	105,608

Total expenses	35,576,834

NET INVESTMENT INCOME (LOSS)	19,019,585

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(54,318)) (net of foreign capital gains taxes $(86,439))	395,290,966
Futures transactions	64,090,868
Forward and cross currency contract transactions	9,361,815
Short sales transactions	(3,049,194)
Swap agreements transactions	4,647,609
Foreign currency transactions	81,666

470,423,730

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $19,147) (net of change in foreign capital gains taxes $45,585)	(89,666,534)
Futures	(1,372,198)
Forward and cross currency contracts	(77,763)
Short sales	703,299
Swap agreements	(451,207)
Foreign currencies	(46,966)

(90,911,369)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	379,512,361

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$398,531,946

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$19,019,585	$27,101,435
Net realized gain (loss) on investment and foreign currency transactions	470,423,730	81,540,972
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(90,911,369)	199,029,875

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	398,531,946	307,672,282

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [360,038 and 94,514,108 shares, respectively]	7,586,647	1,463,941,298
Portfolio shares purchased [16,951,151 and 112,897,477 shares, respectively]	(371,119,587)	(1,715,260,295)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(363,532,940)	(251,318,997)

TOTAL INCREASE (DECREASE)	34,999,006	56,353,285
NET ASSETS:
Beginning of year	3,341,229,871	3,284,876,586

End of year	$3,376,228,877	$3,341,229,871

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 92.0%
COMMON STOCKS — 36.3%
Aerospace & Defense — 0.5%
Airbus SE (France)*	63,212	$8,096,779
General Dynamics Corp.	15,072	3,142,060
Northrop Grumman Corp.	8,280	3,204,940
Raytheon Technologies Corp.	52,784	4,542,591
Safran SA (France)	40,585	4,963,989

		23,950,359

Air Freight & Logistics — 0.2%
Deutsche Post AG (Germany)	60,183	3,861,250
FedEx Corp.	26,437	6,837,666

		10,698,916

Airlines — 0.2%
Alaska Air Group, Inc.*	16,898	880,386
Ryanair Holdings PLC (Ireland), ADR*	36,920	3,778,023
Southwest Airlines Co.*	69,288	2,968,298

		7,626,707

Auto Components — 0.0%
Minth Group Ltd. (China)	110,000	483,337

Automobiles — 0.5%
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	546,000	537,823
Honda Motor Co. Ltd. (Japan)	114,800	3,251,864
Kia Corp. (South Korea)*	6,844	470,274
NIO, Inc. (China), ADR*	7,500	237,600
Rivian Automotive, Inc. (Class A Stock)*(a)	6,621	686,532
Stellantis NV	162,300	3,083,800
Tesla, Inc.*	13,413	14,174,590
Thor Industries, Inc.(a)	11,640	1,207,883
XPeng, Inc. (China) (Class A Stock)*	15,906	379,379

		24,029,745

Banks — 3.4%
Banco Santander Chile (Chile)	10,021,717	402,868
Bank Central Asia Tbk PT (Indonesia)	16,458,800	8,456,842
Bank of America Corp.	361,048	16,063,026
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	3,923,372	1,133,457
Capitec Bank Holdings Ltd. (South Africa)	5,242	670,800
China Construction Bank Corp. (China) (Class H Stock)	2,256,000	1,562,364
China Merchants Bank Co. Ltd. (China) (Class H Stock)	189,000	1,468,375
Citigroup, Inc.	50,286	3,036,772
Citizens Financial Group, Inc.	104,204	4,923,639
Commerce Bancshares, Inc.	14,120	970,609
Credicorp Ltd. (Peru)(a)	10,966	1,338,620
Cullen/Frost Bankers, Inc.	8,833	1,113,576
DBS Group Holdings Ltd. (Singapore)	539,400	13,068,365
First Horizon Corp.	93,688	1,529,925
First Republic Bank	10,868	2,244,351
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	195,556	1,271,871
HDFC Bank Ltd. (India)	44,611	885,113

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
HDFC Bank Ltd. (India), ADR	158,410	$10,307,739
HSBC Holdings PLC (United Kingdom)	93,600	562,704
Itau Unibanco Holding SA (Brazil), ADR	123,636	463,635
KBC Group NV (Belgium)	137,731	11,903,720
Kotak Mahindra Bank Ltd. (India)	24,276	585,925
M&T Bank Corp.	42,320	6,499,506
Nordea Bank Abp (Finland)	180,724	2,207,976
NU Holdings Ltd. (Brazil) (Class A Stock)*(a)	26,225	245,990
Ping An Bank Co. Ltd. (China) (Class A Stock)	328,800	850,792
PNC Financial Services Group, Inc. (The)	26,779	5,369,725
Sberbank of Russia PJSC (Russia), ADR(a)	488,967	7,701,230
ServisFirst Bancshares, Inc.	16,296	1,384,182
Shinhan Financial Group Co. Ltd. (South Korea)	22,236	687,161
Siam Commercial Bank PCL (The) (Thailand), NVDR	131,500	498,812
Signature Bank	11,489	3,716,347
Societe Generale SA (France)	174,931	6,017,599
SVB Financial Group*	4,764	3,231,135
Toronto-Dominion Bank (The) (Canada)	109,891	8,425,020
Truist Financial Corp.	166,717	9,761,280
U.S. Bancorp	64,385	3,616,505
UniCredit SpA (Italy)	609,412	9,320,658
Wells Fargo & Co.	273,499	13,122,482
Western Alliance Bancorp	15,733	1,693,657

		168,314,353

Beverages — 0.8%
Budweiser Brewing Co. APAC Ltd. (China), 144A	225,400	590,572
Carlsberg A/S (Denmark) (Class B Stock)	26,251	4,537,473
Chongqing Brewery Co. Ltd. (China) (Class A Stock)*	22,900	544,224
Coca-Cola Co. (The)	158,179	9,365,779
Constellation Brands, Inc. (Class A Stock)	28,539	7,162,433
Diageo PLC (United Kingdom)	229,118	12,514,290
Keurig Dr. Pepper, Inc.	60,819	2,241,788
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	1,738	559,366
Wuliangye Yibin Co. Ltd. (China) (Class A Stock)	12,400	432,907

		37,948,832

Biotechnology — 0.9%
AbbVie, Inc.	144,799	19,605,785
Alnylam Pharmaceuticals, Inc.*	11,303	1,916,763
Biogen, Inc.*	3,921	940,726
Exact Sciences Corp.*(a)	12,834	998,870
Exelixis, Inc.*	53,581	979,461
Horizon Therapeutics PLC*	25,335	2,730,100
Natera, Inc.*	13,528	1,263,380
Regeneron Pharmaceuticals, Inc.*	17,539	11,076,229

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
Sinovac Biotech Ltd. (China)*^	3,000	$19,513
Vertex Pharmaceuticals, Inc.*	20,642	4,532,983
Zai Lab Ltd. (China)*	2,950	190,410

		44,254,220

Building Products — 0.5%
Carlisle Cos., Inc.	12,010	2,979,921
Fortune Brands Home & Security, Inc.	59,461	6,356,381
Lennox International, Inc.	3,382	1,096,986
Trane Technologies PLC	58,104	11,738,751

		22,172,039

Capital Markets — 1.1%
BlackRock, Inc.	2,455	2,247,700
Blackstone, Inc.	28,082	3,633,530
Charles Schwab Corp. (The)	91,352	7,682,703
FactSet Research Systems, Inc.	3,392	1,648,546
Focus Financial Partners, Inc. (Class A Stock)*	23,781	1,420,201
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	134,635	7,869,329
Invesco Ltd.	93,212	2,145,740
KIWOOM Securities Co. Ltd. (South Korea)*	4,157	373,610
Lazard Ltd. (Class A Stock)	25,190	1,099,040
London Stock Exchange Group PLC (United Kingdom)	37,689	3,535,097
LPL Financial Holdings, Inc.	13,618	2,180,106
Moelis & Co. (Class A Stock)	17,959	1,122,617
Morgan Stanley	31,034	3,046,298
Morningstar, Inc.	4,463	1,526,301
Northern Trust Corp.	26,739	3,198,252
S&P Global, Inc.	4,318	2,037,794
State Street Corp.	70,575	6,563,475
StepStone Group, Inc. (Class A Stock)	32,034	1,331,653
T. Rowe Price Group, Inc.	12,360	2,430,470

		55,092,462

Chemicals — 0.4%
Axalta Coating Systems Ltd.*	86,486	2,864,416
Celanese Corp.	7,547	1,268,349
Eastman Chemical Co.	54,097	6,540,868
LG Chem Ltd. (South Korea)*	2,090	1,082,079
Linde PLC (United Kingdom)	24,509	8,516,123
Skshu Paint Co. Ltd. (China) (Class A Stock)	24,600	538,746
Wanhua Chemical Group Co. Ltd. (China) (Class A Stock)	44,000	698,536

		21,509,117

Commercial Services & Supplies — 0.2%
Copart, Inc.*	18,170	2,754,936
Driven Brands Holdings, Inc.*	32,031	1,076,882
IAA, Inc.*	26,986	1,366,031
MSA Safety, Inc.	8,971	1,354,262
Ritchie Bros. Auctioneers, Inc. (Canada)(a)	15,293	936,085
Stericycle, Inc.*	21,074	1,256,853

	Shares	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (cont’d.)
Waste Connections, Inc.	17,296	$2,356,926

		11,101,975

Communications Equipment — 0.1%
Arista Networks, Inc.*	11,139	1,601,231
Cisco Systems, Inc.	40,685	2,578,209
CommScope Holding Co., Inc.*	89,996	993,556

		5,172,996

Construction & Engineering — 0.4%
Quanta Services, Inc.	27,359	3,136,983
Vinci SA (France)	130,169	13,751,999
WillScot Mobile Mini Holdings Corp.*	63,302	2,585,254

		19,474,236

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	8,998	3,963,799

Consumer Finance — 0.2%
American Express Co.	21,017	3,438,381
Capital One Financial Corp.	48,955	7,102,881
Discover Financial Services	9,855	1,138,844
Shriram Transport Finance Co. Ltd. (India)	34,644	566,391

		12,246,497

Containers & Packaging — 0.2%
AptarGroup, Inc.	13,903	1,702,839
Crown Holdings, Inc.	12,066	1,334,741
Packaging Corp. of America	29,777	4,054,139
Pactiv Evergreen, Inc.	34,511	437,600
Westrock Co.	45,106	2,000,902
Yunnan Energy New Material Co. Ltd. (China) (Class A Stock)	13,500	531,401

		10,061,622

Distributors — 0.1%
LKQ Corp.	37,180	2,231,915
Pool Corp.	4,007	2,267,962

		4,499,877

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.*	24,800	3,121,824
SAL TopCo LLC*^	15,668	31,336

		3,153,160

Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc. (Class B Stock)*	34,902	10,435,698
Chailease Holding Co. Ltd. (Taiwan)	116,030	1,102,716
FirstRand Ltd. (South Africa)	151,706	578,133

		12,116,547

Diversified Telecommunication Services — 0.2%
Frontier Communications Parent, Inc.*	1	29
29 Hellenic Telecommunications Organization SA (Greece)	26,895	497,398
Verizon Communications, Inc.	131,554	6,835,546

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
Windstream Holdings, Inc.*^	386	$5,792

		7,338,765

Electric Utilities — 0.7%
American Electric Power Co., Inc.	30,451	2,709,226
Edison International	32,444	2,214,303
Entergy Corp.	19,860	2,237,229
Iberdrola SA (Spain)	768,548	9,094,572
NextEra Energy, Inc.	110,326	10,300,035
Orsted A/S (Denmark), 144A	27,604	3,544,377
PG&E Corp.*	104,390	1,267,295
Xcel Energy, Inc.	65,713	4,448,770

		35,815,807

Electrical Equipment — 0.5%
AMETEK, Inc.	16,662	2,449,980
Contemporary Amperex Technology Co. Ltd. (China) (Class A Stock)	7,000	647,356
Eaton Corp. PLC	37,967	6,561,457
Generac Holdings, Inc.*	12,172	4,283,570
Schneider Electric SE	42,185	8,279,887
Shanghai Liangxin Electrical Co. Ltd. (China) (Class A Stock)	77,180	216,266

		22,438,516

Electronic Equipment, Instruments & Components — 0.4%
AU Optronics Corp. (Taiwan)	1,009,000	840,240
BOE Technology Group Co. Ltd. (China) (Class A Stock)	701,788	556,419
Cognex Corp.	18,223	1,417,021
Jade Bird Fire Co. Ltd. (China) (Class A Stock)	147,768	1,128,107
Keyence Corp. (Japan)	11,472	7,201,986
Keysight Technologies, Inc.*	13,405	2,768,267
Sunny Optical Technology Group Co. Ltd. (China)	31,600	997,827
Taiwan Union Technology Corp. (Taiwan)	127,000	468,428
TD SYNNEX Corp.	26,849	3,070,452
Zebra Technologies Corp. (Class A Stock)*	4,172	2,483,174

		20,931,921

Entertainment — 0.3%
Bilibili, Inc. (China), ADR*	4,975	230,840
Bilibili, Inc. (China) (Class Z Stock)*	48,104	2,199,602
JYP Entertainment Corp. (South Korea)*	13,916	591,227
NCSoft Corp. (South Korea)*	777	420,512
NetEase, Inc. (China)	54,600	1,100,882
ROBLOX Corp. (Class A Stock)*	11,602	1,196,862
Roku, Inc.*	8,131	1,855,494
Sea Ltd. (Taiwan), ADR*	23,641	5,288,728
Walt Disney Co. (The)*	9,324	1,444,194

		14,328,341

Equity Real Estate Investment Trusts (REITs) — 1.0%
American Campus Communities, Inc.	24,900	1,426,521

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
American Homes 4 Rent (Class A Stock)	58,309	$2,542,855
Apple Hospitality REIT, Inc.	84,593	1,366,177
Brixmor Property Group, Inc.	133,432	3,390,507
CubeSmart	25,806	1,468,619
EastGroup Properties, Inc.	7,435	1,694,065
Federal Realty Investment Trust	15,424	2,102,600
JBG SMITH Properties	42,677	1,225,257
Kimco Realty Corp.	155,694	3,837,857
Lamar Advertising Co. (Class A Stock)	6,545	793,908
Mid-America Apartment Communities, Inc.	19,886	4,562,644
National Retail Properties, Inc.	30,117	1,447,724
Outfront Media, Inc.	41,301	1,107,693
Prologis, Inc.	28,741	4,838,835
Public Storage	7,971	2,985,618
Rayonier, Inc.	88,659	3,578,277
Sun Communities, Inc.(a)	15,938	3,346,502
Welltower, Inc.	14,110	1,210,215
Weyerhaeuser Co.	129,058	5,314,608

		48,240,482

Food & Staples Retailing — 0.3%
Bid Corp. Ltd. (South Africa)	27,288	558,697
BJ’s Wholesale Club Holdings, Inc.*	30,831	2,064,752
Casey’s General Stores, Inc.	6,210	1,225,544
Clicks Group Ltd. (South Africa)	34,965	693,612
Dino Polska SA (Poland), 144A*	5,310	484,237
Performance Food Group Co.*	36,214	1,661,860
Sysco Corp.	34,145	2,682,090
Wal-Mart de Mexico SAB de CV (Mexico)	1,827,983	6,804,662
X5 Retail Group NV (Russia), GDR	20,198	534,794

		16,710,248

Food Products — 0.5%
Britannia Industries Ltd. (India)	15,624	758,205
Foshan Haitian Flavouring & Food Co. Ltd. (China) (Class A Stock)	48,448	799,564
Fu Jian Anjoy Foods Co. Ltd. (China) (Class A Stock)	21,300	571,742
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	122,600	798,362
Kraft Heinz Co. (The)	86,118	3,091,636
Lamb Weston Holdings, Inc.	21,538	1,365,079
Nestle SA (Switzerland)	96,634	13,524,433
Post Holdings, Inc.*(a)	33,147	3,736,661
Tongwei Co. Ltd. (China) (Class A Stock)	96,600	680,977

		25,326,659

Gas Utilities — 0.1%
Atmos Energy Corp.	14,506	1,519,794
ENN Energy Holdings Ltd. (China)	22,600	425,735
Kunlun Energy Co. Ltd. (China)	574,000	538,916

		2,484,445

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies — 0.8%
Boston Scientific Corp.*	215,579	$9,157,796
Coloplast A/S (Denmark) (Class B Stock)	20,048	3,524,716
Cooper Cos., Inc. (The)	4,927	2,064,117
Dexcom, Inc.*	4,849	2,603,671
Hoya Corp. (Japan)	21,800	3,233,913
ICU Medical, Inc.*	5,237	1,242,950
Insulet Corp.*	3,406	906,234
Intuitive Surgical, Inc.*	8,627	3,099,681
Kangji Medical Holdings Ltd. (China)	286,000	291,578
Medtronic PLC	20,777	2,149,381
Ortho Clinical Diagnostics Holdings PLC*	51,280	1,096,879
STERIS PLC	7,350	1,789,064
Zimmer Biomet Holdings, Inc.	73,755	9,369,835

		40,529,815

Health Care Providers & Services — 0.9%
AmerisourceBergen Corp.	29,287	3,891,949
Apollo Hospitals Enterprise Ltd. (India)	11,172	755,184
Chemed Corp.	2,913	1,541,094
Cigna Corp.	8,805	2,021,892
CVS Health Corp.	44,954	4,637,455
Encompass Health Corp.	23,074	1,505,809
HCA Healthcare, Inc.	5,402	1,387,882
HealthEquity, Inc.*	17,462	772,519
McKesson Corp.	9,265	2,303,001
Molina Healthcare, Inc.*	7,394	2,351,884
UnitedHealth Group, Inc.	43,196	21,690,439

		42,859,108

Health Care Technology — 0.0%
Certara, Inc.*	29,685	843,648
Definitive Healthcare Corp.*(a)	17,967	491,038

		1,334,686

Hotels, Restaurants & Leisure — 0.7%
Airbnb, Inc. (Class A Stock)*	4,304	716,573
Booking Holdings, Inc.*	4,418	10,599,798
Cracker Barrel Old Country Store, Inc.(a)	5,710	734,535
DraftKings, Inc. (Class A Stock)*(a)	34,168	938,595
Huazhu Group Ltd. (China)*	85,800	322,436
Las Vegas Sands Corp.*	41,341	1,556,075
McDonald’s Corp.	44,987	12,059,665
Planet Fitness, Inc. (Class A Stock)*	14,540	1,317,033
Royal Caribbean Cruises Ltd.*	26,243	2,018,087
Sands China Ltd. (Macau)*	108,800	253,175
Trip.com Group Ltd. (China), ADR*	15,250	375,455
Vail Resorts, Inc.	4,205	1,378,820
Wendy’s Co. (The)	56,445	1,346,213

		33,616,460

Household Durables — 0.5%
Garmin Ltd.	12,609	1,716,967
Haier Smart Home Co. Ltd. (China) (Class H Stock)	292,600	1,235,628

	Shares	Value

COMMON STOCKS (continued)
Household Durables (cont’d.)
Midea Group Co. Ltd. (China) (Class A Stock)	11,493	$133,185
Mohawk Industries, Inc.*	18,237	3,322,417
Newell Brands, Inc.	119,715	2,614,576
Oppein Home Group, Inc. (China) (Class A Stock)	21,900	507,395
Persimmon PLC (United Kingdom)	136,465	5,272,604
Sony Group Corp. (Japan)	71,763	9,035,940
Taylor Wimpey PLC (United Kingdom)	896,089	2,124,005

		25,962,717

Household Products — 0.3%
Energizer Holdings, Inc.	54,239	2,174,984
Hindustan Unilever Ltd. (India)	22,927	727,759
Procter & Gamble Co. (The)	79,347	12,979,582
Reynolds Consumer Products, Inc.(a)	36,745	1,153,793

		17,036,118

Independent Power & Renewable Electricity Producers — 0.0%
Vistra Corp.	61	1,389

Industrial Conglomerates — 0.1%
Honeywell International, Inc.	16,055	3,347,628

Insurance — 1.6%
AIA Group Ltd. (Hong Kong)	1,013,274	10,216,400
Alleghany Corp.*	3,324	2,219,069
Allianz SE (Germany)	69,479	16,386,105
American International Group, Inc.	29,211	1,660,937
Chubb Ltd.	17,949	3,469,721
CNA Financial Corp.	28,100	1,238,648
Fairfax Financial Holdings Ltd. (Canada) (OOTC)	4,190	2,062,025
Fairfax Financial Holdings Ltd. (Canada) (XTSE)	1,326	652,271
Hartford Financial Services Group, Inc. (The)	54,326	3,750,667
HDFC Life Insurance Co. Ltd. (India), 144A	92,798	810,550
Kinsale Capital Group, Inc.	8,665	2,061,317
Loews Corp.	121,111	6,995,371
Marsh & McLennan Cos., Inc.	12,366	2,149,458
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	151,000	1,087,987
Porto Seguro SA (Brazil)	116,282	435,978
Progressive Corp. (The)	116,554	11,964,268
Prudential PLC (United Kingdom)	38,659	666,152
RLI Corp.	14,717	1,649,776
Travelers Cos., Inc. (The)	43,248	6,765,285
Zurich Insurance Group AG (Switzerland)	6,475	2,839,241

		79,081,226

Interactive Media & Services — 1.3%
Alphabet, Inc. (Class C Stock)*	11,955	34,592,868
Bumble, Inc. (Class A Stock)*	31,237	1,057,685
IAC/InterActiveCorp*	13,102	1,712,562
Match Group, Inc.*	11,153	1,474,984
Meta Platforms, Inc. (Class A Stock)*	18,558	6,241,983
MYT Holding LLC (Class B Stock)*^	93,730	304,623

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
NAVER Corp. (South Korea)*	1,738	$553,274
Snap, Inc. (Class A Stock)*	32,152	1,512,109
Tencent Holdings Ltd. (China)	244,500	14,209,881

		61,659,969

Internet & Direct Marketing Retail — 1.1%
Alibaba Group Holding Ltd. (China)*	592,522	8,893,251
Allegro.eu SA (Poland), 144A*	20,983	202,336
Amazon.com, Inc.*	11,156	37,197,897
Delivery Hero SE (Saudi Arabia), 144A*	38,217	4,243,231
D-MARKET Elektronik Hizmetler ve Ticaret A/S (Turkey), ADR*(a)	17,139	32,735
JD.com, Inc. (China) (Class A Stock)*	39,908	1,397,740
Meituan (China) (Class B Stock), 144A*	70,700	2,034,313
MercadoLibre, Inc. (Argentina)*	828	1,116,475
Naspers Ltd. (South Africa) (Class N Stock)	3,026	468,494

		55,586,472

IT Services — 1.0%
Adyen NV (Netherlands), 144A*	1,353	3,557,552
Broadridge Financial Solutions, Inc.	8,543	1,561,831
Capgemini SE (France)	37,369	9,165,405
EPAM Systems, Inc.*	959	641,044
FleetCor Technologies, Inc.*	9,643	2,158,489
Global Payments, Inc.	13,951	1,885,896
Infosys Ltd. (India)	76,212	1,931,137
International Business Machines Corp.	18,634	2,490,621
Jack Henry & Associates, Inc.	5,811	970,379
Kyndryl Holdings, Inc.*	66,191	1,198,057
Mastercard, Inc. (Class A Stock)	47,354	17,015,239
MongoDB, Inc.*	3,994	2,114,224
PayPal Holdings, Inc.*	14,885	2,807,013
StoneCo Ltd. (Brazil) (Class A Stock)*	17,516	295,320
WEX, Inc.*	12,421	1,743,784

		49,535,991

Leisure Products — 0.1%
Brunswick Corp.	18,708	1,884,457
Hayward Holdings, Inc.*(a)	31,835	835,032

		2,719,489

Life Sciences Tools & Services — 0.4%
Lonza Group AG (Switzerland)	7,597	6,336,864
Mettler-Toledo International, Inc.*	1,254	2,128,301
Pharmaron Beijing Co. Ltd. (China) (Class H Stock), 144A	24,200	373,318
Syneos Health, Inc.*	18,194	1,868,160
Thermo Fisher Scientific, Inc.	10,907	7,277,586
West Pharmaceutical Services, Inc.	3,676	1,724,081
Wuxi Biologics Cayman, Inc. (China), 144A*	105,500	1,265,494

		20,973,804

	Shares	Value

COMMON STOCKS (continued)
Machinery — 1.2%
Atlas Copco AB (Sweden) (Class A Stock)	97,520	$6,739,338
Deere & Co.	9,712	3,330,148
Douglas Dynamics, Inc.	13,143	513,366
Dover Corp.	29,223	5,306,897
Han’s Laser Technology Industry Group Co. Ltd. (China) (Class A Stock)	115,100	975,770
Hillman Solutions Corp.*(a)	77,930	837,747
IDEX Corp.	5,806	1,372,074
Ingersoll Rand, Inc.	145,061	8,974,924
ITT, Inc.	27,541	2,814,415
Jiangsu Hengli Hydraulic Co. Ltd. (China) (Class A Stock)	14,200	182,290
Kone OYJ (Finland) (Class B Stock)	67,956	4,865,500
Lincoln Electric Holdings, Inc.	14,708	2,051,325
Nordson Corp.	6,275	1,601,819
RBC Bearings, Inc.*	6,857	1,384,908
Snap-on, Inc.	4,811	1,036,193
Stanley Black & Decker, Inc.	30,661	5,783,278
Techtronic Industries Co. Ltd. (Hong Kong)	33,500	667,215
Timken Co. (The)	22,084	1,530,200
Toro Co. (The)	23,027	2,300,628
Volvo AB (Sweden) (Class B Stock)	317,461	7,346,990
Woodward, Inc.	12,620	1,381,385

		60,996,410

Media — 0.5%
Charter Communications, Inc. (Class A Stock)*	9,485	6,183,936
Comcast Corp. (Class A Stock)	115,428	5,809,491
DISH Network Corp. (Class A Stock)*	62,096	2,014,394
Liberty Broadband Corp. (Class C Stock)*	21,800	3,511,980
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	60,395	3,071,086
Nexstar Media Group, Inc. (Class A Stock)	14,398	2,173,810

		22,764,697

Metals & Mining — 0.5%
Alrosa PJSC (Russia)	268,903	440,585
Anglo American PLC (South Africa)	190,507	7,791,968
AngloGold Ashanti Ltd. (Tanzania)	10,031	208,042
AngloGold Ashanti Ltd. (Tanzania), ADR	2,537	53,226
BHP Group Ltd. (Australia)(a)	244,234	7,383,579
Freeport-McMoRan, Inc.	51,451	2,147,050
Magnitogorsk Iron & Steel Works PJSC (Russia)	741,261	685,224
Rio Tinto PLC (Australia)	63,527	4,213,809
Severstal PAO (Russia), GDR	25,724	554,049

		23,477,532

Multiline Retail — 0.1%
Claire’s Private Placement*^	406	121,800
Dollar General Corp.	10,207	2,407,117

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Multiline Retail (cont’d.)
Fix Price Group Ltd. (Russia), 144A, GDR	44,617	$336,858
Fix Price Group Ltd. (Russia), GDR	18,250	138,230
Kohl’s Corp.	47,740	2,357,879
Lojas Renner SA (Brazil)	96,561	419,657
Magazine Luiza SA (Brazil)	167,893	217,011
Pepco Group NV (United Kingdom), 144A*	45,454	525,847

		6,524,399

Multi-Utilities — 0.1%
CenterPoint Energy, Inc.	70,070	1,955,654
RWE AG (Germany)	105,870	4,309,970

		6,265,624

Oil, Gas & Consumable Fuels — 1.1%
BP PLC (United Kingdom)	711,792	3,184,409
Chesapeake Energy Corp.	42	2,710
Chevron Corp.	76,124	8,933,151
ConocoPhillips	147,017	10,611,687
Coterra Energy, Inc.	135,470	2,573,930
Diamondback Energy, Inc.	11,120	1,199,292
EOG Resources, Inc.	27,261	2,421,595
EP Energy Corp.*	7,216	637,714
Gazprom PJSC (Russia)	233,161	1,068,350
Kinder Morgan, Inc.	175,940	2,790,408
LUKOIL PJSC (Russia), ADR	16,192	1,454,042
Marathon Petroleum Corp.	39,334	2,516,983
Petronet LNG Ltd. (India)	165,661	481,921
Phillips 66	34,161	2,475,306
PTT Exploration & Production PCL (Thailand)	375,100	1,323,452
Reliance Industries Ltd. (India)	45,574	1,454,433
Rosneft Oil Co. PJSC (Russia), GDR	81,461	655,664
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	191,854	4,211,545
S-Oil Corp. (South Korea)	10,622	765,590
TC Energy Corp. (Canada)	33,076	1,538,291
Thai Oil PCL (Thailand)	456,100	674,680
Williams Cos., Inc. (The)	100,958	2,628,946

		53,604,099

Paper & Forest Products — 0.0%
Suzano SA (Brazil)*	48,011	516,765

Personal Products — 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	6,957	2,575,481
LG Household & Health Care Ltd. (South Korea)*	405	373,728
L’Oreal SA (France)	16,748	7,951,352

		10,900,561

Pharmaceuticals — 1.2%
Bristol-Myers Squibb Co.	232,418	14,491,262
Catalent, Inc.*	31,207	3,995,432
Jazz Pharmaceuticals PLC*	12,178	1,551,477
Jiangsu Hengrui Medicine Co. Ltd. (China) (Class A Stock)	50,065	398,714

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Johnson & Johnson	30,335	$5,189,408
Kyowa Kirin Co. Ltd. (Japan)	106,700	2,908,222
Merck & Co., Inc.	27,864	2,135,497
Novo Nordisk A/S (Denmark) (Class B Stock)	210,657	23,718,319
Organon & Co.	46,437	1,414,007
Royalty Pharma PLC (Class A Stock)	25,926	1,033,151
Viatris, Inc.	126,141	1,706,688

		58,542,177

Professional Services — 0.5%
Equifax, Inc.	9,097	2,663,511
IHS Markit Ltd.	15,628	2,077,274
Leidos Holdings, Inc.	28,875	2,566,987
RELX PLC (United Kingdom)	248,403	8,080,539
SGS SA (Switzerland)	1,795	5,989,560
TransUnion	13,916	1,650,159

		23,028,030

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	23,240	2,521,772
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (China) (Class A Stock)	23,324	48,918
Country Garden Services Holdings Co. Ltd. (China)	69,000	413,382
Cushman & Wakefield PLC*	47,036	1,046,081
Shanghai SMI Holding Co. Ltd. (China) (Class A Stock)	3,900	2,520
Shenzhen New Nanshan Holding Group Co. Ltd. (China) (Class A Stock)	20,522	10,071

		4,042,744

Road & Rail — 0.6%
Canadian National Railway Co. (Canada)	65,394	8,032,665
Knight-Swift Transportation Holdings, Inc.	24,621	1,500,404
Landstar System, Inc.	7,346	1,315,081
Localiza Rent a Car SA (Brazil)	48,624	462,756
Lyft, Inc. (Class A Stock)*(a)	243,238	10,393,559
Norfolk Southern Corp.	20,194	6,011,956
Old Dominion Freight Line, Inc.	6,921	2,480,348

		30,196,769

Semiconductors & Semiconductor Equipment — 2.2%
Advanced Micro Devices, Inc.*	48,390	6,963,321
Allegro MicroSystems, Inc. (Japan)*	19,612	709,562
Analog Devices, Inc.	60,702	10,669,591
ASML Holding NV (Netherlands)	14,412	11,544,294
CMC Materials, Inc.	7,534	1,444,192
Entegris, Inc.	20,714	2,870,546
Global Unichip Corp. (Taiwan)	27,000	572,534
Lam Research Corp.	6,064	4,360,926
NVIDIA Corp.	27,352	8,044,497
NXP Semiconductors NV (China)	50,280	11,452,778
Power Integrations, Inc.	10,420	967,914

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
QUALCOMM, Inc.	27,769	$5,078,117
Realtek Semiconductor Corp. (Taiwan)	35,000	731,557
Silergy Corp. (China)	3,000	546,927
SK Hynix, Inc. (South Korea)	15,669	1,721,899
SolarEdge Technologies, Inc.*	10,508	2,948,230
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	369,000	8,202,329
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	129,157	15,538,879
Teradyne, Inc.	11,774	1,925,402
Texas Instruments, Inc.	46,254	8,717,491
Wolfspeed, Inc.*	13,703	1,531,584
Xinyi Solar Holdings Ltd. (China)	348,000	590,056

		107,132,626

Software — 1.6%
Aspen Technology, Inc.*	5,023	764,501
Black Knight, Inc.*	21,979	1,821,839
Ceridian HCM Holding, Inc.*	18,381	1,920,079
Clearwater Analytics Holdings, Inc. (Class A Stock)*(a)	23,841	547,866
Confluent, Inc. (Class A Stock)*(a)	19,662	1,499,031
Crowdstrike Holdings, Inc. (Class A Stock)*	6,234	1,276,412
Envestnet, Inc.*	12,207	968,503
Guidewire Software, Inc.*	11,043	1,253,712
HubSpot, Inc.*	3,838	2,529,818
Intuit, Inc.	3,046	1,959,248
Kingdee International Software Group Co. Ltd. (China)*	171,000	524,477
Microsoft Corp.	132,367	44,517,670
nCino, Inc.*(a)	14,003	768,205
Palo Alto Networks, Inc.*	4,782	2,662,426
PTC, Inc.*	7,309	885,485
Q2 Holdings, Inc.*	15,946	1,266,750
ServiceNow, Inc.*	3,661	2,376,392
SS&C Technologies Holdings, Inc.	24,694	2,024,414
Synopsys, Inc.*	7,018	2,586,133
Tyler Technologies, Inc.*	2,600	1,398,670
Venustech Group, Inc. (China) (Class A Stock)	76,800	344,385
Workday, Inc. (Class A Stock)*	14,915	4,074,480
Zscaler, Inc.*(a)	5,515	1,772,135

		79,742,631

Specialty Retail — 0.8%
AutoZone, Inc.*	2,980	6,247,242
Best Buy Co., Inc.	26,808	2,723,693
Burlington Stores, Inc.*	5,841	1,702,710
CarMax, Inc.*	10,971	1,428,753
Dick’s Sporting Goods, Inc.(a)	14,480	1,665,055
Gap, Inc. (The)	129,313	2,282,374
Home Depot, Inc. (The)	14,260	5,918,043
Lowe’s Cos., Inc.	14,690	3,797,071
Murphy USA, Inc.	19,025	3,790,541
National Vision Holdings, Inc.*(a)	22,349	1,072,529
O’Reilly Automotive, Inc.*	9,283	6,555,933

		37,183,944

	Shares	Value

COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals — 1.3%
Advantech Co. Ltd. (Taiwan)	54,198	$774,938
Apple, Inc.	211,162	37,496,036
Samsung Electronics Co. Ltd. (South Korea)	324,197	21,311,225
Samsung Electronics Co. Ltd. (South Korea), GDR	1,484	2,440,222
Seagate Technology Holdings PLC	28,947	3,270,432
Wiwynn Corp. (Taiwan)	17,000	684,039

		65,976,892

Textiles, Apparel & Luxury Goods — 0.8%
adidas AG (Germany)	42,751	12,303,345
ANTA Sports Products Ltd. (China)	29,800	446,836
Carter’s, Inc.	7,548	764,008
Columbia Sportswear Co.	18,048	1,758,597
Eclat Textile Co. Ltd. (Taiwan)	29,000	661,802
LVMH Moet Hennessy Louis Vuitton SE (France)	20,508	16,961,509
NIKE, Inc. (Class B Stock)	20,804	3,467,403
Ralph Lauren Corp.	19,272	2,290,670
Shenzhou International Group Holdings Ltd. (China)	24,100	462,389

		39,116,559

Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd. (India)	156,118	5,416,785

Tobacco — 0.1%
Philip Morris International, Inc.	26,101	2,479,595

Trading Companies & Distributors — 0.2%
Ferguson PLC	55,498	9,828,847

Transportation Infrastructure — 0.0%
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)*	61,170	844,797
Grupo Aeroportuario del Sureste SAB de CV (Mexico) (Class B Stock)	37,925	781,875

		1,626,672

Wireless Telecommunication Services — 0.2%
America Movil SAB de CV (Mexico) (Class L Stock)	685,722	726,061
Goodman Networks, Inc.*^	3,993	—
T-Mobile US, Inc.*	58,052	6,732,871

		7,458,932

TOTAL COMMON STOCKS (cost $1,568,516,270)		1,782,554,142

PREFERRED STOCKS — 0.2%
Automobiles — 0.2%
Volkswagen AG (Germany) (PRFC)	44,441	8,977,583

Multiline Retail — 0.0%
Claire’s Stores, Inc., CVT*^	269	685,950

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

		Shares	Value

PREFERRED STOCKS (continued)
Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc., Maturing 05/11/22*^		4,751	$48

TOTAL PREFERRED STOCKS (cost $9,847,344)			9,663,581

		Units

WARRANTS* — 0.0%
Machinery — 0.0%
Jiangsu Hengli Hydraulic Co. Ltd. (China), expiring 12/15/22		29,533	379,794

Multiline Retail — 0.0%
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG, expiring 09/24/27^		693	13,514

Oil, Gas & Consumable Fuels — 0.0%
Chesapeake Energy Corp., expiring 02/09/26		80	2,590

TOTAL WARRANTS (cost $375,277)			395,898

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.7%
Automobiles — 0.5%
CarMax Auto Owner Trust,
Series 2021-02, Class A2A
0.270%	06/17/24	559	558,623
Carvana Auto Receivables Trust,
Series 2021-P03, Class A2
0.380%	01/10/25	2,621	2,615,166
Series 2021-P04, Class A2
0.820%	04/10/25	2,327	2,326,008
Drive Auto Receivables Trust,
Series 2021-02, Class A2
0.360%	05/15/24	2,653	2,652,022
Ford Credit Auto Owner Trust,
Series 2017-01, Class A, 144A
2.620%	08/15/28	1,000	1,002,725
Mercedes-Benz Auto Lease Trust,
Series 2019-B, Class A3
2.000%	10/17/22	365	365,625
Nissan Auto Lease Trust,
Series 2020-B, Class A3
0.430%	10/16/23	2,158	2,158,267
Santander Drive Auto Receivables Trust,
Series 2021-01, Class A3
0.320%	09/16/24	3,455	3,454,835
Series 2021-02, Class A2
0.280%	04/15/24	1,025	1,025,139
Series 2021-03, Class A2
0.290%	05/15/24	2,644	2,643,010
Series 2021-03, Class A3
0.330%	03/17/25	1,455	1,449,498

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 144A
2.510%	01/26/32	2,290	$2,367,266
Series 2019-A, Class D, 144A
3.450%	01/26/32	1,715	1,776,249
Toyota Auto Receivables Owner Trust,
Series 2018-D, Class A3
3.180%	03/15/23	288	288,872
Series 2019-C, Class A3
1.910%	09/15/23	351	352,742

			25,036,047

Collateralized Loan Obligation — 0.0%
BSPRT Issuer Ltd. (Cayman Islands),
Series 2018-FL04, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
1.160%(c)	09/15/35	903	902,807

Credit Cards — 0.1%
American Express Credit Account Master Trust,
Series 2018-02, Class A
3.010%	10/15/25	2,290	2,353,961

Equipment — 0.0%
Dell Equipment Finance Trust,
Series 2021-02, Class A2, 144A
0.330%	12/22/26	845	841,868

Home Equity Loans — 0.0%
GSAA Home Equity Trust,
Series 2006-01, Class A2, 1 Month LIBOR + 0.440% (Cap N/A, Floor 0.440%)
0.542%(c)	01/25/36	61	23,302
Series 2007-02, Class AF4A
6.483%(cc)	03/25/37	96	38,571
Series 2007-04, Class A1, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.302%(c)	03/25/37	16	6,085
Series 2007-05, Class 1AV1, 1 Month LIBOR + 0.100% (Cap N/A, Floor 0.100%)
0.202%(c)	05/25/37	70	30,070
Series 2007-07, Class 1A2, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
0.462%(c)	07/25/37	15	14,952
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-HE01, Class M1, 1 Month LIBOR + 0.615% (Cap N/A, Floor 0.615%)
0.717%(c)	02/25/36	10	9,724
Option One Mortgage Loan Trust,
Series 2005-03, Class M2, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.735%)
0.837%(c)	08/25/35	16	16,446
Residential Asset Securities Trust,
Series 2005-KS02, Class M1, 1 Month LIBOR + 0.430% (Cap N/A, Floor 0.645%)
0.747%(c)	03/25/35	7	7,034
Soundview Home Loan Trust,
Series 2006-01, Class A4, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
0.702%(c)	02/25/36	13	13,125

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Series 2006-EQ01, Class A3, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
0.422%(c)	10/25/36	6	$6,150
Structured Asset Securities Corp. Pass-Through Certificates,
Series 2002-AL01, Class A2
3.450%	02/25/32	17	15,672
Terwin Mortgage Trust,
Series 2006-03, Class 2A2, 144A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.420%)
0.522%(c)	04/25/37	35	34,169

			215,300

Other — 0.0%
CF Hippolyta LLC,
Series 2021-01A, Class B1, 144A
1.980%	03/15/61	598	588,922
Golden Bear LLC,
Series 2016-01A, Class A, 144A
3.750%	09/20/47	929	959,693

			1,548,615

Residential Mortgage-Backed Securities — 0.0%
Bear Stearns Asset-Backed Securities Trust,
Series 2003-SD01, Class A, 1 Month LIBOR + 0.900% (Cap 11.000%, Floor 0.900%)
1.002%(c)	12/25/33	91	89,496
GSAMP Trust,
Series 2006-HE03, Class A2C, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
0.422%(c)	05/25/46	44	44,134
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-H01, Class 1A1, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.102%(c)	10/25/37	47	47,420
Ownit Mortgage Loan Trust,
Series 2006-01, Class AV, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
0.562%(c)	12/25/35	20	19,888
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-WHQ02, Class M2, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.690%)
0.792%(c)	05/25/35	4	3,881
Residential Asset Securities Trust,
Series 2007-KS03, Class AI3, 1 Month LIBOR + 0.250% (Cap 14.000%, Floor 0.250%)
0.352%(c)	04/25/37	5	5,333
Saxon Asset Securities Trust,
Series 2007-01, Class A2C, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.252%(c)	01/25/47	25	25,087
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC02, Class A2B, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.242%(c)	01/25/37	47	44,476
Structured Asset Investment Loan Trust,
Series 2006-02, Class A3, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
0.462%(c)	04/25/36	30	29,770

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC05, Class A4, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.340%)
0.442%(c)	12/25/36	16	$16,090
Series 2007-WF01, Class A4, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.502%(c)	02/25/37	26	26,192
Towd Point Mortgage Trust,
Series 2015-03, Class A4B, 144A
3.500%(cc)	03/25/54	23	22,752
Series 2019-HY02, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.102%(c)	05/25/58	157	157,226

			531,745

Student Loans — 0.1%
Edsouth Indenture No. 05 LLC,
Series 2014-01, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.000%)
0.803%(c)	02/25/39	741	738,187
Edsouth Indenture No. 06 LLC,
Series 2014-02, Class A, 144A, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
0.783%(c)	05/25/39	1,095	1,090,826
Edsouth Indenture No. 10 LLC,
Series 2015-02, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.103%(c)	12/25/56	738	743,091
South Carolina Student Loan Corp.,
Series 2014-01, Class A1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.849%(c)	05/01/30	874	874,067

			3,446,171

TOTAL ASSET-BACKED SECURITIES (cost $34,803,562)			34,876,514

BANK LOANS — 0.0%
Foods — 0.0%
Moran Foods LLC,
New Money Term Loan Non-PIK, 3 Month LIBOR + 0.000%
1.000%(c)	04/01/24	223	226,027
Second Lien Tranche A Term Loan Non-PIK, 3 Month LIBOR + 10.750%
11.750%(c)	10/01/24^	334	283,925

			509,952

Media — 0.0%
Altice Financing SA (Luxembourg),
October 2017 USD Term Loan, 3 Month LIBOR + 2.750%
2.874%(c)	01/31/26	112	110,214

Miscellaneous Manufacturing — 0.0%
FGI Operating Co. LLC,
Exit Term Loan - Non-PIK, 3 Month LIBOR + 10.000%
12.000%(c)	05/16/22^	112	12,163

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Retail — 0.0%
Claire’s Stores, Inc.,
Term Loan B, 1 Month LIBOR + 6.500%
6.604%(c)	12/18/26	465	$461,024

TOTAL BANK LOANS (cost $1,040,773)			1,093,353

CERTIFICATES OF DEPOSIT — 0.1%
UBS AG
0.455%	12/02/22	748	747,393
Woori Bank,
3 Month LIBOR + 0.250%
0.371%(c)	01/10/22	1,550	1,549,920

TOTAL CERTIFICATES OF DEPOSIT (cost $2,298,000)			2,297,313

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.8%
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60	1,560	1,648,914
Series 2017-BNK07, Class A4
3.175%	09/15/60	3,330	3,517,401
Series 2021-BN33, Class A5
2.556%	05/15/64	1,698	1,747,880
Barclays Commercial Mortgage Securities Trust,
Series 2017-C01, Class D, 144A
3.492%(cc)	02/15/50	400	364,638
Benchmark Mortgage Trust,
Series 2018-B03, Class A5
4.025%	04/10/51	1,584	1,758,276
Citigroup Commercial Mortgage Trust,
Series 2021-PRM02, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
1.060%(c)	10/15/36	4,180	4,181,935
Commercial Mortgage Trust,
Series 2017-COR02, Class C
4.560%(cc)	09/10/50	650	693,947
CSAIL Commercial Mortgage Trust,
Series 2018-CX11, Class A4
3.766%	04/15/51	3,790	4,084,358
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41	2,580	2,697,189
Fannie Mae-Aces,
Series 2020-M50, Class A1
0.670%	10/25/30	58	56,586
Series 2020-M50, Class A2
1.200%	10/25/30	15	14,595
Series 2020-M50, Class X1, IO
1.906%(cc)	10/25/30	414	44,017
FHLMC Multifamily Mortgage Trust,
Series 2015-K45, Class C, 144A
3.589%(cc)	04/25/48	1,810	1,861,124
Series 2015-K48, Class B, 144A
3.642%(cc)	08/25/48	1,985	2,093,068
Series 2018-K80, Class C, 144A
4.229%(cc)	08/25/50	3,000	3,225,481

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class A, 144A, 1 Month LIBOR + 0.801% (Cap N/A, Floor 0.801%)
0.911%(c)	04/15/38	1,900	$1,895,833
Morgan Stanley Capital I Trust,
Series 2021-L05, Class A4
2.728%	05/15/54	1,350	1,399,889
SREIT Trust,
Series 2021-MFP, Class A, 144A, 1 Month LIBOR + 0.731% (Cap N/A, Floor 0.731%)
0.831%(c)	11/15/38	2,140	2,129,988
Velocity Commercial Capital Loan Trust,
Series 2016-01, Class M5, 144A
8.619%(cc)	04/25/46	43	43,459
Series 2016-01, Class M7, 144A
8.619%(cc)	04/25/46	67	63,596
Series 2017-02, Class M4, 144A
5.000%(cc)	11/25/47	45	45,417
Series 2018-02, Class M2, 144A
4.510%(cc)	10/26/48	75	77,235
Series 2018-02, Class M3, 144A
4.720%(cc)	10/26/48	77	78,735
Series 2018-02, Class M4, 144A
5.320%(cc)	10/26/48	64	65,252
Series 2019-02, Class M1, 144A
3.260%(cc)	07/25/49	58	58,851
VNDO Mortgage Trust,
Series 2012-06AVE, Class A, 144A
2.996%	11/15/30	1,049	1,063,366
Wells Fargo Commercial Mortgage Trust,
Series 2017-RC01, Class D, 144A
3.250%	01/15/60	500	461,549
Series 2021-C59, Class A5
2.626%	04/15/54	1,650	1,702,479
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.239%(cc)	03/15/45	1,125	1,111,050

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $37,738,467)			38,186,108

CORPORATE BONDS — 25.6%
Aerospace & Defense — 0.4%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.400%	04/15/30	1,187	1,265,844
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26	2,820	2,819,559
2.250%	06/15/26	260	261,467
3.200%	03/01/29(a)	1,780	1,840,412
3.250%	02/01/35	718	723,620
3.375%	06/15/46	50	48,189
3.450%	11/01/28	675	708,481
3.625%	02/01/31	1,105	1,178,993
3.625%	03/01/48	50	49,674
3.750%	02/01/50(a)	395	409,303

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
3.850%	11/01/48	25	$25,754
3.950%	08/01/59	1,500	1,558,993
5.705%	05/01/40	222	285,271
5.805%	05/01/50	760	1,028,824
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.854%	04/27/35	140	170,355
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
1.900%	09/01/31(a)	1,070	1,031,882
2.375%	03/15/32	2,120	2,119,189
3.030%	03/15/52	660	663,106
3.125%	07/01/50	370	377,908
3.750%	11/01/46	235	262,399
4.050%	05/04/47	800	930,863
4.800%	12/15/43	140	176,857

			17,936,943

Agriculture — 0.4%
Altria Group, Inc.,
Gtd. Notes
3.400%	02/04/41	2,815	2,595,572
3.875%	09/16/46	1,093	1,059,377
BAT Capital Corp. (United Kingdom),
Gtd. Notes, 3 Month LIBOR + 0.880%
1.036%(c)	08/15/22	382	382,923
Gtd. Notes
2.764%	08/15/22	220	222,336
3.215%	09/06/26	449	467,392
3.557%	08/15/27	2,901	3,045,168
4.390%	08/15/37	4,405	4,648,325
Bunge Ltd. Finance Corp.,
Gtd. Notes
3.000%	09/25/22	543	551,078
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.125%	07/26/24	493	509,952
3.500%	07/26/26	720	756,032
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.375%	08/17/22	500	505,040
2.625%	02/18/22	2,247	2,247,170
3.875%	08/21/42(a)	388	418,570
4.375%	11/15/41	130	148,406

			17,557,341

Airlines — 0.1%
Air Canada 2015-2 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.750%	06/15/29	143	147,359
Air Canada 2017-1 Class A Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.550%	07/15/31	195	186,669
Air Canada 2017-1 Class B Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.700%	07/15/27	290	280,446

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
Air Canada 2020-2 Class B Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
9.000%	04/01/27	411	$456,589
American Airlines 2016-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.100%	07/15/29	442	434,325
American Airlines 2021-1 Class A Pass-Through Trust,
Pass-Through Certificates
2.875%	01/11/36(a)	420	411,648
American Airlines 2021-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.950%	01/11/32	200	197,385
British Airways 2018-1 Class A Pass-Through Trust (United Kingdom),
Pass-Through Certificates, 144A
4.125%	03/20/33	224	226,873
British Airways 2018-1 Class AA Pass-Through Trust (United Kingdom),
Pass-Through Certificates, 144A
3.800%	03/20/33	56	57,925
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23	29	28,865
JetBlue 2019-1 Class B Pass-Through Trust,
Pass-Through Certificates
8.000%	11/15/27	1,135	1,304,431
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	19	20,042
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27	277	290,082
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	10/11/27	67	70,602
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28	116	121,172
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30	733	746,703

			4,981,116

Auto Manufacturers — 0.9%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
0.400%	10/21/22(a)	1,186	1,184,178
2.600%	11/16/22	790	803,626
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.470%
0.625%(c)	11/16/22	1,818	1,822,440
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
2.700%	04/06/22(a)	907	910,657
2.950%	04/14/22	626	630,463
3.800%	04/06/23	1,153	1,195,408
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.550%	08/15/22	1,561	1,579,761
2.850%	01/06/22	1,087	1,087,143

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
3.350%	02/22/23	672	$690,557
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.375%	11/13/25	1,809	1,877,009
3.625%	06/17/31	2,140	2,253,658
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26	1,550	1,668,049
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	425	454,972
5.150%	04/01/38	270	324,979
5.400%	10/02/23	700	749,678
5.950%	04/01/49	75	102,569
6.125%	10/01/25	34	39,092
General Motors Financial Co., Inc.,
Gtd. Notes
4.300%	07/13/25	550	592,909
Sr. Unsec’d. Notes
2.350%	01/08/31(a)	2,580	2,505,471
2.750%	06/20/25	937	967,540
5.650%	01/17/29	225	267,102
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.100%	09/15/28	1,745	1,694,313
2.375%	10/15/27	520	518,509
Sr. Unsec’d. Notes, 144A, MTN
0.800%	04/03/23	1,100	1,096,723
Hyundai Capital Services, Inc. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	08/29/22	1,751	1,773,111
Kia Corp. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	04/25/23	1,843	1,889,671
Kia Motors Corp. (South Korea),
Sr. Unsec’d. Notes, 144A
3.250%	04/21/26	200	210,835
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN
1.850%	09/16/26	940	917,101
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
4.345%	09/17/27	3,305	3,568,764
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
0.350%	10/14/22	1,450	1,447,307
0.450%	07/22/22	1,577	1,576,658
1.150%	05/26/22	2,041	2,047,248
2.600%	01/11/22	827	827,307
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.480%
0.670%(c)	09/08/22	213	213,418
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
0.750%	11/23/22(a)	1,178	1,177,854
0.875%	11/22/23	1,230	1,222,894
2.700%	09/26/22	1,000	1,014,333

			42,903,307

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Parts & Equipment — 0.1%
Lear Corp.,
Sr. Unsec’d. Notes
2.600%	01/15/32	645	$635,383
3.550%	01/15/52	1,865	1,843,587

			2,478,970

Banks — 8.8%
ABN AMRO Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A
1.542%(ff)	06/16/27(a)	800	783,742
2.470%(ff)	12/13/29	1,900	1,900,705
Sub. Notes, 144A
3.324%(ff)	03/13/37	1,400	1,398,774
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A, MTN
4.263%(ff)	04/10/25	1,001	1,054,531
ANZ New Zealand Int’l Ltd. (New Zealand),
Gtd. Notes, 144A
2.875%	01/25/22	959	960,377
Australia & New Zealand Banking Group Ltd. (Australia),
Sr. Unsec’d. Notes
2.625%	05/19/22(a)	3,496	3,525,494
Sr. Unsec’d. Notes, MTN
2.625%	11/09/22	2,188	2,226,437
Banco Bilbao Vizcaya Argentaria SA (Spain),
Sr. Unsec’d. Notes
1.125%	09/18/25	400	391,638
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
0.701%(ff)	06/30/24	1,200	1,192,879
1.722%(ff)	09/14/27	600	588,868
2.706%	06/27/24	1,200	1,241,460
2.746%	05/28/25	1,200	1,241,287
3.125%	02/23/23	1,000	1,023,815
3.306%	06/27/29	2,200	2,338,094
3.490%	05/28/30	200	211,742
3.500%	04/11/22	1,600	1,612,829
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
1.241%(c)	04/12/23	600	606,005
Sub. Notes
2.749%	12/03/30	400	391,182
Bank of America Corp.,
Sr. Unsec’d. Notes
2.299%(ff)	07/21/32	2,250	2,209,575
2.572%(ff)	10/20/32	1,800	1,808,706
2.687%(ff)	04/22/32	1,240	1,259,529
3.004%(ff)	12/20/23	1,544	1,575,954
Sr. Unsec’d. Notes, MTN, 3 Month BSBY + 0.430%
0.593%(c)	05/28/24	2,283	2,283,022
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.160%
1.292%(c)	01/20/23	865	865,445
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	3,250	3,116,335
1.922%(ff)	10/24/31	4,000	3,833,501
2.676%(ff)	06/19/41	1,285	1,235,356
2.884%(ff)	10/22/30	4,555	4,701,153
3.124%(ff)	01/20/23	333	333,388

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.705%(ff)	04/24/28	2,571	$2,791,791
3.824%(ff)	01/20/28	5,865	6,355,611
Sr. Unsec’d. Notes, Series N
1.658%(ff)	03/11/27	2,930	2,909,458
2.651%(ff)	03/11/32	1,830	1,853,430
Sub. Notes, MTN
4.450%	03/03/26	1,225	1,349,867
Bank of Ireland Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A
2.029%(ff)	09/30/27	1,082	1,062,436
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN, SOFR + 0.270% (Cap N/A, Floor 0.000%)
0.319%(c)	04/14/23	1,797	1,795,525
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.630% (Cap N/A, Floor 0.000%)
0.831%(c)	09/11/22	260	260,812
Sr. Unsec’d. Notes, MTN
2.050%	11/01/22(a)	1,844	1,868,278
2.350%	09/11/22(a)	1,650	1,671,115
2.900%	03/26/22(a)	1,187	1,193,944
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
1.950%	08/23/22	2,230	2,250,864
Bank of Nova Scotia (The) (Canada),
Jr. Sub. Notes, Series 2
3.625%(ff)	10/27/81	554	535,099
Sr. Unsec’d. Notes, SOFR + 0.280%
0.330%(c)	06/23/23	1,661	1,659,913
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.620%
0.834%(c)	09/19/22	800	802,606
Sr. Unsec’d. Notes
2.450%	09/19/22	2,220	2,251,362
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.730%
0.862%(c)	07/20/22	1,095	1,098,266
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
1.700%	05/12/22	1,157	1,160,704
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
1.586%(c)	02/15/23	340	340,432
Sr. Unsec’d. Notes
2.645%(ff)	06/24/31	210	209,555
2.852%(ff)	05/07/26	1,225	1,262,759
2.894%(ff)	11/24/32(a)	600	602,993
3.330%(ff)	11/24/42(a)	660	670,263
3.932%(ff)	05/07/25	560	589,421
Sub. Notes
4.836%	05/09/28	232	255,040
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.159%(ff)	09/15/29	520	509,390
2.219%(ff)	06/09/26	6,125	6,187,757
Sr. Unsec’d. Notes, 144A, MTN
2.950%	05/23/22	4,420	4,461,399
3.500%	03/01/23	2,959	3,046,264

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
BNZ International Funding Ltd. (New Zealand),
Gtd. Notes, 144A
2.900%	02/21/22	250	$250,843
BPCE SA (France),
Gtd. Notes, 144A, MTN, 3 Month LIBOR + 1.220%
1.380%(c)	05/22/22	375	376,428
Gtd. Notes, 144A, MTN
3.000%	05/22/22	1,547	1,561,794
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26	5,866	5,783,628
2.375%	01/14/25	1,724	1,754,412
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.880%
1.051%(c)	05/31/22(a)	3,825	3,834,865
Sub. Notes, 144A
5.150%	07/21/24(a)	960	1,039,538
Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes
0.450%	06/22/23	1,559	1,548,311
Sr. Unsec’d. Notes, SOFR + 0.800%
0.850%(c)	03/17/23	3,694	3,711,925
Capital One NA,
Sr. Unsec’d. Notes
2.150%	09/06/22(a)	1,359	1,371,845
2.650%	08/08/22(a)	1,000	1,010,906
Citigroup, Inc.,
Jr. Sub. Notes, Series T
6.250%(ff)	08/15/26(oo)	820	926,723
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)	869	874,729
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32	1,425	1,425,486
2.572%(ff)	06/03/31	3,245	3,271,820
2.976%(ff)	11/05/30	7,001	7,274,563
3.142%(ff)	01/24/23	1,507	1,508,989
3.668%(ff)	07/24/28	1,650	1,779,630
Sub. Notes
4.125%	07/25/28	600	659,484
4.300%	11/20/26(a)	900	995,920
4.600%	03/09/26	675	745,327
Citizens Bank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%
1.170%(c)	03/29/23	370	372,536
Sr. Unsec’d. Notes
3.250%	02/14/22	3,585	3,587,891
Commonwealth Bank of Australia (Australia),
Sub. Notes, 144A
2.688%	03/11/31	1,340	1,318,058
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
3.750%	07/21/26	470	505,895
Gtd. Notes, MTN
3.875%	02/08/22	1,490	1,494,813
Credit Agricole Corporate & Investment Bank SA (France),
Gtd. Notes, MTN
0.780%	06/28/24(a)	892	879,981

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Credit Agricole SA (France),
Jr. Sub. Notes, 144A
8.125%(ff)	12/23/25(oo)	430	$509,011
Sr. Unsec’d. Notes, 144A
1.247%(ff)	01/26/27	897	871,604
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 1.020%
1.144%(c)	04/24/23	1,450	1,463,970
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26	1,900	1,904,319
3.250%	10/04/24	474	497,771
3.375%	01/10/22(a)	1,455	1,455,685
3.750%	04/24/23	2,030	2,104,404
4.125%	01/10/27(a)	520	571,327
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, SOFR + 0.390%
0.440%(c)	02/02/24	414	413,204
Sr. Unsec’d. Notes, SOFR + 0.450%
0.500%(c)	02/04/22	1,147	1,147,178
Sr. Unsec’d. Notes
0.520%	08/09/23(a)	2,982	2,962,217
1.250%	08/07/26	1,165	1,136,038
2.800%	04/08/22	758	762,558
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
5.250%(ff)	02/11/27(oo)	3,390	3,483,152
Sr. Unsec’d. Notes
4.550%	04/17/26	294	323,766
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 1.200%
1.398%(c)	12/14/23	250	251,922
Sr. Unsec’d. Notes, 144A
2.593%(ff)	09/11/25	2,417	2,467,123
3.091%(ff)	05/14/32(a)	1,135	1,153,831
3.869%(ff)	01/12/29	1,400	1,498,362
4.207%(ff)	06/12/24	2,419	2,518,905
4.282%	01/09/28	1,506	1,638,068
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.171%(ff)	12/08/23	200	199,944
1.621%(ff)	09/11/26	275	271,451
5.000%(ff)	01/12/23	960	960,816
5.375%	01/12/24	528	568,575
DBS Group Holdings Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, MTN
2.850%	04/16/22	442	444,592
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
1.686%	03/19/26(a)	2,545	2,538,122
2.129%(ff)	11/24/26(a)	800	798,988
2.222%(ff)	09/18/24	1,330	1,347,529
2.311%(ff)	11/16/27	1,645	1,644,663
3.035%(ff)	05/28/32	1,005	1,012,172
Federation des Caisses Desjardins du Quebec (Canada),
Sr. Unsec’d. Notes, 144A, SOFR + 0.430%
0.480%(c)	05/21/24	1,137	1,138,001
Fifth Third Bancorp,
Sr. Unsec’d. Notes
2.600%	06/15/22	2,300	2,317,315

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.500%	03/15/22	1,129	$1,132,884
Sub. Notes
8.250%	03/01/38	70	114,868
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(oo)	1,285	1,270,912
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(oo)	1,350	1,369,004
Sr. Unsec’d. Notes, SOFR + 0.430% (Cap N/A, Floor 0.000%)
0.480%(c)	03/08/23	562	562,095
Sr. Unsec’d. Notes
0.481%	01/27/23	4,000	3,989,010
1.431%(ff)	03/09/27	1,140	1,116,568
1.542%(ff)	09/10/27(a)	9,115	8,935,351
1.948%(ff)	10/21/27	1,160	1,156,149
2.383%(ff)	07/21/32	1,390	1,368,750
2.615%(ff)	04/22/32	1,040	1,045,286
2.650%(ff)	10/21/32	2,770	2,788,362
3.500%	04/01/25	2,260	2,391,988
4.017%(ff)	10/31/38	2,585	2,956,309
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.000%
1.124%(c)	07/24/23	390	391,269
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
0.732%(ff)	08/17/24	1,267	1,255,591
0.976%(ff)	05/24/25	1,320	1,303,940
1.645%(ff)	04/18/26	1,975	1,961,282
2.013%(ff)	09/22/28	1,305	1,277,710
2.206%(ff)	08/17/29	2,915	2,859,377
2.251%(ff)	11/22/27	1,740	1,745,510
2.357%(ff)	08/18/31	890	869,509
2.804%(ff)	05/24/32	1,310	1,316,411
2.848%(ff)	06/04/31	750	761,020
2.871%(ff)	11/22/32(a)	1,550	1,564,099
3.262%(ff)	03/13/23	2,726	2,738,569
3.803%(ff)	03/11/25	325	341,265
4.041%(ff)	03/13/28	1,650	1,783,670
4.292%(ff)	09/12/26	916	989,138
Huntington National Bank (The),
Sr. Unsec’d. Notes
2.500%	08/07/22	1,138	1,150,392
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.150%	03/29/22(a)	2,610	2,626,747
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22	2,645	2,677,283
Sub. Notes, 144A
4.198%(ff)	06/01/32	200	201,965
4.950%(ff)	06/01/42	917	939,588
KeyBank NA,
Sr. Unsec’d. Notes
0.433%(ff)	06/14/24	1,829	1,815,591
2.300%	09/14/22	400	405,059
3.300%	02/01/22	1,128	1,130,467

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Korea Development Bank (The) (South Korea),
Sr. Unsec’d. Notes
3.000%	09/14/22	2,917	$2,961,424
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.858%(ff)	03/17/23	1,750	1,756,956
3.000%	01/11/22	1,135	1,135,569
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
2.100%	10/17/22	445	450,370
Sr. Unsec’d. Notes, 144A, MTN, SOFR + 0.300%
0.349%(c)	04/06/23	2,300	2,296,320
Sr. Unsec’d. Notes, 144A, MTN
0.441%	12/16/22	782	780,631
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
1.340%(ff)	01/12/27	850	827,388
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 1.350%
1.570%(c)	03/27/24	280	283,108
Sr. Unsec’d. Notes, 144A, MTN
1.935%(ff)	04/14/28	950	933,545
2.691%(ff)	06/23/32	1,655	1,648,032
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.610%
0.770%(c)	05/18/22	1,165	1,167,188
Sr. Unsec’d. Notes
2.500%	05/18/22	4,410	4,434,510
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
0.888%(c)	03/07/22	500	500,463
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.860%
0.985%(c)	07/26/23	422	425,688
Sr. Unsec’d. Notes
2.665%	07/25/22	2,469	2,497,096
2.998%	02/22/22	1,765	1,771,303
3.407%	03/07/24	1,550	1,623,064
3.751%	07/18/39(a)	875	990,332
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.790%
0.970%(c)	03/05/23	300	301,730
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.880%
1.081%(c)	09/11/22	600	602,660
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.940%
1.116%(c)	02/28/22	906	907,115
Sr. Unsec’d. Notes
2.226%(ff)	05/25/26	1,336	1,353,690
2.601%	09/11/22	1,270	1,287,685
2.953%	02/28/22	321	322,220
Sub. Notes
2.564%	09/13/31	795	775,836
Morgan Stanley,
Sr. Unsec’d. Notes
0.731%(ff)	04/05/24(a)	570	568,184
1.593%(ff)	05/04/27	3,750	3,711,565
3.737%(ff)	04/24/24	600	620,986
Sr. Unsec’d. Notes, GMTN, SOFR + 0.700%
0.749%(c)	01/20/23	447	447,064

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32	1,920	$1,881,090
2.699%(ff)	01/22/31	4,113	4,213,137
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32	1,961	1,858,264
2.511%(ff)	10/20/32	1,460	1,458,585
2.720%(ff)	07/22/25	3,008	3,100,640
2.750%	05/19/22	3,304	3,332,509
2.802%(ff)	01/25/52	920	903,256
3.622%(ff)	04/01/31	958	1,045,035
MUFG Union Bank NA,
Sr. Unsec’d. Notes, SOFR + 0.710%
0.760%(c)	12/09/22	250	251,488
National Australia Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.410%
0.611%(c)	12/13/22	250	250,673
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.720%
0.880%(c)	05/22/22	2,270	2,275,464
Sr. Unsec’d. Notes, GMTN
2.500%	05/22/22	544	548,448
Sub. Notes, 144A, MTN
2.332%	08/21/30	1,205	1,153,330
3.933%(ff)	08/02/34	265	281,897
National Bank of Canada (Canada),
Gtd. Notes, MTN
2.100%	02/01/23	2,440	2,472,506
Sr. Unsec’d. Notes, 144A
2.150%	10/07/22	3,125	3,161,281
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.470%
1.626%(c)	05/15/23	440	441,813
Sr. Unsec’d. Notes
1.642%(ff)	06/14/27	1,128	1,110,907
3.073%(ff)	05/22/28(a)	405	422,037
3.498%(ff)	05/15/23	2,270	2,290,495
4.269%(ff)	03/22/25	3,553	3,762,872
Sub. Notes
3.032%(ff)	11/28/35	2,500	2,464,503
NatWest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.375%	05/21/23(a)	2,620	2,670,526
3.625%	09/29/22	650	664,416
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.940%
1.115%(c)	08/30/23	241	243,450
Sub. Notes, 144A
4.625%(ff)	09/13/33(a)	1,600	1,771,462
PNC Bank NA,
Sr. Unsec’d. Notes
1.743%(ff)	02/24/23(a)	2,320	2,323,232
2.875%	06/29/22	2,210	2,231,786
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, SOFR + 0.400%
0.450%(c)	08/05/22	3,095	3,099,483
Sr. Unsec’d. Notes, GMTN
2.750%	02/01/22(a)	1,502	1,504,870
2.800%	04/29/22	2,349	2,367,782

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.089%(ff)	03/15/25	6,330	$6,273,486
1.673%(ff)	06/14/27(a)	1,200	1,176,336
2.896%(ff)	03/15/32(a)	980	990,292
Skandinaviska Enskilda Banken AB (Sweden),
Sr. Unsec’d. Notes, 144A
2.200%	12/12/22	4,375	4,442,526
3.050%	03/25/22	322	323,643
Societe Generale SA (France),
Jr. Sub. Notes, 144A
5.375%(ff)	11/18/30(a)(oo)	665	700,149
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26	1,235	1,203,965
2.625%	10/16/24	780	800,173
2.889%(ff)	06/09/32	1,750	1,747,245
Sr. Unsec’d. Notes, 144A, MTN
1.792%(ff)	06/09/27	2,040	1,996,007
3.250%	01/12/22	733	733,454
Sub. Notes, 144A
4.750%	11/24/25	1,000	1,087,985
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.319%(ff)	10/14/23	1,840	1,842,405
1.456%(ff)	01/14/27	395	382,978
2.819%(ff)	01/30/26(a)	7,535	7,739,772
4.247%(ff)	01/20/23	260	260,376
State Street Corp.,
Sr. Unsec’d. Notes
2.653%(ff)	05/15/23	685	689,784
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.740%
0.862%(c)	10/18/22	3,002	3,014,033
0.862%(c)	01/17/23	64	64,316
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.860%
0.984%(c)	07/19/23	100	100,859
Sr. Unsec’d. Notes
2.696%	07/16/24(a)	1,808	1,868,228
2.784%	07/12/22	1,814	1,836,230
2.846%	01/11/22	1,233	1,233,588
3.040%	07/16/29	265	276,728
SVB Financial Group,
Jr. Sub. Notes, Series C
4.000%(ff)	05/15/26(oo)	1,110	1,117,299
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN, SOFR + 0.240%
0.289%(c)	01/06/23	1,393	1,392,788
Sr. Unsec’d. Notes, MTN, SOFR + 0.355%
0.405%(c)	03/04/24	1,550	1,549,140
Sr. Unsec’d. Notes, MTN, SOFR + 0.480%
0.530%(c)	01/27/23(a)	1,480	1,483,706
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.530%
0.701%(c)	12/01/22	212	212,786
Truist Bank,
Sr. Unsec’d. Notes
2.800%	05/17/22	1,608	1,619,177

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Truist Financial Corp.,
Jr. Sub. Notes, Series Q
5.100%(ff)	03/01/30(oo)	2,065	$2,310,692
Sr. Unsec’d. Notes, MTN
2.750%	04/01/22	2,617	2,626,853
U.S. Bank NA,
Sr. Unsec’d. Notes, 3 Month BSBY + 0.170%
0.335%(c)	06/02/23	3,300	3,294,869
UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A
0.375%	06/01/23	1,679	1,666,055
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27	4,365	4,267,333
3.491%	05/23/23	1,450	1,464,928
4.125%	09/24/25	445	481,754
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
1.982%(ff)	06/03/27	920	895,447
3.127%(ff)	06/03/32	600	592,461
Wells Fargo & Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.110%
1.234%(c)	01/24/23	215	215,118
Sr. Unsec’d. Notes
3.068%(ff)	04/30/41	770	787,769
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	9,400	9,555,858
2.406%(ff)	10/30/25	1,907	1,954,127
2.625%	07/22/22	900	910,425
3.196%(ff)	06/17/27	1,590	1,679,219
3.584%(ff)	05/22/28	1,169	1,257,071
Sub. Notes
5.375%	11/02/43	130	170,750
Sub. Notes, GMTN
4.300%	07/22/27	900	1,006,014
Sub. Notes, MTN
4.100%	06/03/26	160	174,481
4.400%	06/14/46	195	230,815
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.710%
0.930%(c)	06/28/22	278	278,992
Sr. Unsec’d. Notes
2.500%	06/28/22	1,057	1,067,956
2.800%	01/11/22	1,520	1,520,725
Sub. Notes
3.020%(ff)	11/18/36	1,100	1,088,124
4.110%(ff)	07/24/34	525	566,305

			432,626,642

Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	1,035	1,250,214
4.900%	02/01/46	2,555	3,236,351

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.000%	01/17/43	480	$534,779
4.700%	02/01/36(a)	544	653,053
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.375%	04/15/38	1,021	1,193,408
4.500%	06/01/50(a)	1,304	1,610,432
4.600%	04/15/48	350	428,355
4.950%	01/15/42	550	690,255
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
2.250%	01/05/32	1,035	1,051,455
2.600%	06/01/50(a)	676	664,819
3.000%	03/05/51	680	721,456
Coca-Cola Europacific Partners PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
0.500%	05/05/23	740	734,398
Constellation Brands, Inc.,
Gtd. Notes
3.150%	08/01/29	1,849	1,947,884
3.600%	02/15/28	850	917,672
4.400%	11/15/25	425	467,863
Fomento Economico Mexicano SAB de CV (Mexico),
Sr. Unsec’d. Notes
3.500%	01/16/50(a)	880	924,182
Heineken NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.750%	04/01/23	1,825	1,864,636
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.597%	05/25/28	1,460	1,662,402
Pernod Ricard International Finance LLC,
Gtd. Notes, 144A
1.625%	04/01/31	1,220	1,140,021

			21,693,635

Biotechnology — 0.3%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.000%	01/15/32	1,945	1,880,869
3.150%	02/21/40	895	915,919
Biogen, Inc.,
Sr. Unsec’d. Notes
2.250%	05/01/30	1,310	1,290,953
3.150%	05/01/50(a)	1,626	1,584,596
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40	2,085	1,999,012
2.800%	10/01/50	55	53,248
3.250%	09/01/22	684	693,158
4.000%	09/01/36(a)	480	552,197
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.750%	09/15/30	2,380	2,252,265

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
Royalty Pharma PLC,
Gtd. Notes
2.150%	09/02/31	1,100	$1,049,532
3.350%	09/02/51(a)	1,060	1,019,015

			13,290,764

Building Materials — 0.0%
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
0.650%	07/15/23	345	343,781

Chemicals — 0.2%
CF Industries, Inc.,
Gtd. Notes
3.450%	06/01/23(a)	1,191	1,227,651
4.950%	06/01/43	912	1,097,606
5.150%	03/15/34	1,430	1,732,137
5.375%	03/15/44	487	614,715
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.493%	11/15/25	725	801,099
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes, 144A
1.832%	10/15/27	1,225	1,205,813
LYB International Finance III LLC,
Gtd. Notes
3.625%	04/01/51(a)	965	1,025,044
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.050%	11/15/27	318	350,536

			8,054,601

Commercial Services — 0.4%
DP World Crescent Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.750%	01/30/30	470	497,273
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.150%	01/15/27	3,390	3,406,040
2.650%	02/15/25	600	617,075
2.900%	05/15/30	2,114	2,152,788
2.900%	11/15/31	965	980,361
3.200%	08/15/29	911	948,538
4.450%	06/01/28	500	557,704
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.250%	05/01/29	679	769,223
4.750%	08/01/28	635	734,211
Moody’s Corp.,
Sr. Unsec’d. Notes
2.550%	08/18/60	835	733,725
2.625%	01/15/23	3,291	3,346,105
Triton Container International Ltd. (Bermuda),
Gtd. Notes, 144A
1.150%	06/07/24	1,220	1,205,634
Trustees of Boston University,
Sec’d. Notes, Series EE
3.173%	10/01/50	330	347,363

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
University of Chicago (The),
Unsec’d. Notes
3.000%	10/01/52	600	$630,835
5.420%	10/01/30	170	202,797

			17,129,672

Computers — 0.3%
Apple, Inc.,
Sr. Unsec’d. Notes
2.375%	02/08/41	475	460,856
2.650%	05/11/50	1,654	1,624,718
2.700%	08/05/51	845	838,482
2.800%	02/08/61	1,345	1,329,447
2.850%	08/05/61	795	799,427
2.950%	09/11/49	245	253,298
3.450%	02/09/45	1,305	1,457,350
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes
5.300%	10/01/29	3,310	3,888,223
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.500%	01/27/22	700	700,988
Leidos, Inc.,
Gtd. Notes
2.300%	02/15/31	1,220	1,171,047

			12,523,836

Cosmetics/Personal Care — 0.0%
High Ridge Brands Co.,
Sr. Unsec’d. Notes, 144A
8.875%	03/15/25^(d)	22	—

Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26	775	780,818
3.000%	10/29/28	2,705	2,745,560
3.300%	01/30/32	660	673,069
3.650%	07/21/27	1,810	1,909,611
3.850%	10/29/41	335	347,714
3.875%	01/23/28	370	393,587
4.875%	01/16/24	600	638,252
AIG Global Funding,
Sec’d. Notes, 144A
2.300%	07/01/22	640	645,169
Sr. Sec’d. Notes, 144A
0.400%	09/13/23	2,213	2,188,707
Air Lease Corp.,
Sr. Unsec’d. Notes, GMTN
3.750%	06/01/26	800	852,630
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)
0.553%(c)	12/15/22	2,120	2,119,655
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26	211	217,615
American Express Co.,
Sr. Unsec’d. Notes
2.500%	08/01/22	1,910	1,928,999

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
2.750%	05/20/22	2,521	$2,538,215
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	03/22/22	3,400	3,418,108
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
1.950%	01/30/26	1,085	1,060,690
1.950%	09/20/26	2,030	1,974,901
5.500%	12/15/24	200	218,902
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
2.528%	11/18/27	51	49,673
2.875%	02/15/25	3,175	3,241,209
3.950%	07/01/24	900	942,709
4.250%	04/15/26	2,390	2,545,657
4.375%	05/01/26	150	160,075
5.250%	05/15/24	115	123,399
Capital One Financial Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%
1.148%(c)	03/09/22	1,521	1,522,071
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, MTN
0.750%	06/07/24(a)	2,199	2,174,443
GTP Acquisition Partners I LLC,
Sr. Sec’d. Notes, 144A
3.482%	06/15/50	500	519,738
Intercontinental Exchange, Inc.,
Gtd. Notes
2.350%	09/15/22(a)	4,454	4,503,306
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22	280	288,627
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
1.851%	07/16/25	1,400	1,400,999
Visa, Inc.,
Sr. Unsec’d. Notes
2.700%	04/15/40	937	956,665

			43,080,773

Electric — 2.4%
AES Corp. (The),
Sr. Unsec’d. Notes
1.375%	01/15/26(a)	420	408,165
Sr. Unsec’d. Notes, 144A
3.300%	07/15/25	1,154	1,201,118
3.950%	07/15/30	734	778,859
Alexander Funding Trust,
Sr. Sec’d. Notes, 144A
1.841%	11/15/23	2,210	2,222,258
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A
4.550%	09/27/51	323	317,209
Ameren Corp.,
Sr. Unsec’d. Notes
1.750%	03/15/28	1,860	1,802,308
3.500%	01/15/31(a)	1,076	1,164,823

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
2.300%	03/01/30(a)	425	$418,020
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
2.650%	01/15/32	950	961,403
Appalachian Power Co.,
Sr. Unsec’d. Notes, Series AA
2.700%	04/01/31(a)	1,878	1,921,979
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
2.850%	05/15/51	1,310	1,259,929
CenterPoint Energy, Inc.,
Jr. Sub. Notes, Series A
6.125%(ff)	09/01/23(oo)	390	405,786
Sr. Unsec’d. Notes
2.650%	06/01/31(a)	1,980	2,003,715
2.950%	03/01/30	540	557,874
Cleveland Electric Illuminating Co. (The),
First Mortgage
5.500%	08/15/24	1,525	1,682,945
CMS Energy Corp.,
Jr. Sub. Notes
4.750%(ff)	06/01/50	1,436	1,558,390
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
4.677%	02/09/51	750	705,474
Commonwealth Edison Co.,
First Mortgage
4.700%	01/15/44	170	214,950
First Mortgage, Series 130
3.125%	03/15/51	890	925,615
DTE Energy Co.,
Sr. Unsec’d. Notes, Series H
0.550%	11/01/22	2,285	2,282,469
Duke Energy Carolinas LLC,
First Mortgage
2.450%	08/15/29	1,915	1,958,739
First Ref. Mortgage
4.000%	09/30/42	583	670,078
Duke Energy Corp.,
Sr. Unsec’d. Notes, SOFR + 0.250%
0.300%(c)	06/10/23	1,347	1,345,174
Sr. Unsec’d. Notes
2.400%	08/15/22	519	523,803
Duke Energy Florida LLC,
First Mortgage
2.400%	12/15/31	2,690	2,723,704
3.400%	10/01/46	420	441,842
Duke Energy Indiana LLC,
First Mortgage
2.750%	04/01/50	1,618	1,526,292
Duke Energy Ohio, Inc.,
First Mortgage
4.300%	02/01/49	60	72,292

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Duke Energy Progress LLC,
First Mortgage
2.900%	08/15/51	460	$461,140
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
2.532%	10/01/30	895	875,767
2.775%	01/07/32	480	477,445
3.616%	08/01/27	385	408,404
Edison International,
Jr. Sub. Notes, Series B
5.000%(ff)	12/15/26(oo)	4,185	4,266,348
EDP Finance BV (Portugal),
Sr. Unsec’d. Notes, 144A
1.710%	01/24/28	1,570	1,528,092
Emera US Finance LP (Canada),
Gtd. Notes
2.639%	06/15/31(a)	820	812,636
4.750%	06/15/46	1,375	1,633,242
Emera, Inc. (Canada),
Jr. Sub. Notes, Series 16-A
6.750%(ff)	06/15/76	1,349	1,552,103
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.375%	07/12/26	696	679,287
1.875%	07/12/28	517	504,268
2.250%	07/12/31	557	539,551
4.750%	05/25/47	200	245,425
Engie SA (France),
Sr. Unsec’d. Notes, 144A
2.875%	10/10/22	2,534	2,575,028
Entergy Corp.,
Sr. Unsec’d. Notes
2.400%	06/15/31	3,230	3,191,665
4.000%	07/15/22(a)	1,105	1,118,071
Entergy Louisiana LLC,
First Mortgage
2.350%	06/15/32	1,440	1,433,435
4.950%	01/15/45	1,290	1,387,312
Entergy Mississippi LLC,
First Mortgage
3.500%	06/01/51	610	671,641
Entergy Texas, Inc.,
First Mortgage
1.500%	09/01/26	385	377,636
3.450%	12/01/27	100	105,424
3.550%	09/30/49	704	746,274
Evergy, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/29	23	23,611
Eversource Energy,
Sr. Unsec’d. Notes, Series K
2.750%	03/15/22	760	761,780
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	850	857,671
Sr. Unsec’d. Notes
4.050%	04/15/30	375	417,883

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
7.600%	04/01/32	110	$152,703
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
3.400%	03/15/22	755	757,508
5.600%	06/15/42	1,305	1,548,963
5.750%	10/01/41	315	376,926
6.250%	10/01/39	140	176,055
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.550%	04/01/49	1,600	1,835,039
Florida Power & Light Co.,
First Mortgage
3.800%	12/15/42	330	380,706
4.050%	06/01/42	205	242,166
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes
3.055%	10/04/26	560	584,381
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
2.950%	05/14/30	5,106	5,223,063
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
6.150%	06/01/37	70	92,948
Sr. Unsec’d. Notes, 144A
2.750%	03/01/32	1,014	1,031,777
4.300%	01/15/26	375	406,787
4.700%	04/01/24	632	671,012
Louisville Gas & Electric Co.,
First Mortgage
4.650%	11/15/43	55	67,022
Mid-Atlantic Interstate Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.100%	05/15/28	180	197,753
Monongahela Power Co.,
First Mortgage, 144A
3.550%	05/15/27	2,255	2,418,526
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A
3.395%	04/09/30	255	272,330
National Rural Utilities Cooperative Finance Corp.,
Sr. Unsec’d. Notes, MTN, Series D, 3 Month LIBOR + 0.065%
0.220%(c)	02/16/23	660	658,689
Nevada Power Co.,
General Ref. Mortgage
5.375%	09/15/40	140	181,353
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.800%	12/05/47	190	207,450
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.270%
0.430%(c)	02/22/23	787	785,525
Gtd. Notes, SOFR + 0.540%
0.590%(c)	03/01/23	616	616,579
Gtd. Notes, 3 Month LIBOR + 0.720%
0.898%(c)	02/25/22	1,168	1,168,956
Gtd. Notes, 3 Month LIBOR + 2.125%
2.328%(c)	06/15/67	552	514,594

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
3.750%	06/15/24	2,035	$2,126,436
OGE Energy Corp.,
Sr. Unsec’d. Notes
0.703%	05/26/23	662	659,450
Ohio Power Co.,
Sr. Unsec’d. Notes, Series R
2.900%	10/01/51	1,080	1,049,994
Oklahoma Gas & Electric Co.,
Sr. Unsec’d. Notes
0.553%	05/26/23(a)	3,402	3,384,523
Pacific Gas & Electric Co.,
First Mortgage
1.700%	11/15/23	1,160	1,159,376
2.100%	08/01/27(a)	450	435,174
2.500%	02/01/31	825	785,946
3.300%	08/01/40	250	232,620
3.450%	07/01/25(a)	450	466,834
3.500%	08/01/50	1,095	1,023,658
4.450%	04/15/42	625	637,068
4.500%	07/01/40	985	1,032,766
4.600%	06/15/43	264	272,237
PacifiCorp,
First Mortgage
2.700%	09/15/30	440	454,299
2.900%	06/15/52	836	825,076
3.300%	03/15/51	1,078	1,127,863
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.600%	06/01/29	200	213,867
PG&E Energy Recovery Funding LLC,
Sr. Sec’d. Notes, Series A-3
2.822%	07/15/48	180	178,787
PPL Capital Funding, Inc.,
Gtd. Notes, Series A, 3 Month LIBOR + 2.665%
2.885%(c)	03/30/67	2,119	1,970,670
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	10/30/31	105	142,409
Public Service Co. of Colorado,
First Mortgage
4.300%	03/15/44	911	1,094,590
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes, Series J
2.200%	08/15/31(a)	925	913,279
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.700%	05/01/50	257	249,272
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.650%	11/15/22	1,466	1,487,554
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28	650	640,220

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
San Diego Gas & Electric Co.,
First Mortgage
4.300%	04/01/42	80	$92,885
6.000%	06/01/26	85	100,411
First Mortgage, Series UUU
3.320%	04/15/50	176	186,338
Sempra Energy,
Jr. Sub. Notes
4.125%(ff)	04/01/52	1,560	1,576,431
4.875%(ff)	10/15/25(oo)	2,174	2,331,095
Southern California Edison Co.,
First Mortgage
3.650%	02/01/50	176	188,090
First Mortgage, Series A
4.200%	03/01/29	825	921,350
First Ref. Mortgage, Series B
3.650%	03/01/28	800	863,809
First Ref. Mortgage, Series C
3.600%	02/01/45	620	632,412
4.125%	03/01/48	405	455,159
Southern Power Co.,
Sr. Unsec’d. Notes, Series F
4.950%	12/15/46	450	551,159
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series J
3.900%	04/01/45	315	343,842
Texas Competitive Electric Holdings Co. LLC, Escrow Shares,
Sr. Sec’d. Notes, 144A
0.000%	10/10/99^	428	642
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
4.000%	06/15/50	180	209,586
4.850%	12/01/48	105	135,944
Union Electric Co.,
First Mortgage
2.150%	03/15/32	1,170	1,153,501
2.950%	03/15/30	856	901,936
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50	690	635,020
3.450%	09/01/22	747	755,975
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	3,230	3,330,610
4.300%	07/15/29	1,351	1,447,703

			119,653,029

Electronics — 0.0%
Honeywell International, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.370% (Cap N/A, Floor 0.000%)
0.514%(c)	08/08/22	325	325,455

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
1.750%	02/15/32	1,200	1,131,871

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods — 0.2%
Bimbo Bakeries USA, Inc. (Mexico),
Gtd. Notes, 144A
4.000%	05/17/51(a)	414	$451,203
Danone SA (France),
Sr. Unsec’d. Notes, 144A
3.000%	06/15/22	553	559,249
Grupo Bimbo SAB de CV (Mexico),
Gtd. Notes, 144A
4.000%	09/06/49(a)	595	642,540
Kraft Heinz Foods Co.,
Gtd. Notes
3.750%	04/01/30	1,475	1,593,650
4.625%	10/01/39	868	1,020,103
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.125%	09/19/22	2,232	2,256,556
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	10/15/30	400	400,519
Sysco Corp.,
Gtd. Notes
3.150%	12/14/51	1,985	1,956,365
3.300%	02/15/50	486	492,891

			9,373,076

Gas — 0.2%
Atmos Energy Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.380%
0.578%(c)	03/09/23	3,020	3,020,158
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29	410	420,426
4.487%	02/15/42	71	80,311
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%
0.673%(c)	03/02/23	1,082	1,080,033
NiSource, Inc.,
Sr. Unsec’d. Notes
2.950%	09/01/29	610	630,402
5.800%	02/01/42	224	295,874
ONE Gas, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.610%
0.811%(c)	03/11/23(a)	467	467,502
Sr. Unsec’d. Notes
0.850%	03/11/23	1,750	1,746,334
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
2.500%	03/15/31	3,250	3,243,336
Southern Co. Gas Capital Corp.,
Gtd. Notes, Series 20-A
1.750%	01/15/31	518	486,789
Gtd. Notes, Series 21A
3.150%	09/30/51(a)	400	402,146

			11,873,311

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36	220	$280,871
Danaher Corp.,
Sr. Unsec’d. Notes
2.800%	12/10/51	595	588,651
DH Europe Finance II Sarl,
Gtd. Notes
2.050%	11/15/22	940	951,239
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, SOFR + 0.350%
0.399%(c)	04/18/23	3,368	3,363,519
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
2.600%	11/24/31	565	568,420
4.450%	08/15/45	105	125,149

			5,877,849

Healthcare-Services — 0.8%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.800%	06/15/23	1,377	1,410,908
3.875%	08/15/47	366	408,897
4.125%	11/15/42	286	323,829
Anthem, Inc.,
Sr. Unsec’d. Notes
2.950%	12/01/22	749	763,436
3.125%	05/15/22	1,442	1,455,847
4.625%	05/15/42	101	125,773
Banner Health,
Unsec’d. Notes
2.338%	01/01/30	1,455	1,473,276
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021
1.777%	11/15/30	510	492,074
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	1,155	1,269,079
5.375%	09/01/26(a)	1,285	1,448,995
5.625%	09/01/28(a)	2,941	3,435,210
5.875%	02/15/26	458	517,584
5.875%	02/01/29	536	639,155
Sr. Sec’d. Notes
3.500%	07/15/51	380	389,559
4.125%	06/15/29	3,245	3,577,919
4.500%	02/15/27	3,227	3,561,384
5.250%	04/15/25	610	675,810
Humana, Inc.,
Sr. Unsec’d. Notes
1.350%	02/03/27	1,535	1,493,351
New York & Presbyterian Hospital (The),
Unsec’d. Notes
2.256%	08/01/40	420	397,901
Roche Holdings, Inc. (Switzerland),
Gtd. Notes, 144A
2.076%	12/13/31	1,340	1,336,192
2.607%	12/13/51	2,420	2,374,342

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Stanford Health Care,
Unsec’d. Notes, Series 2020
3.310%	08/15/30	495	$537,914
Sutter Health,
Unsec’d. Notes, Series 20A
2.294%	08/15/30	385	384,932
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.300%	05/15/31	1,860	1,889,738
2.375%	10/15/22	850	862,308
2.750%	05/15/40	993	1,001,746
2.900%	05/15/50	980	999,975
3.050%	05/15/41	500	522,126
3.250%	05/15/51	720	779,730
3.500%	08/15/39	910	1,006,021
4.625%	07/15/35	70	87,071
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
2.650%	10/15/30	2,975	2,953,540
2.650%	01/15/32	320	314,306
West Virginia United Health System Obligated Group,
Sec’d. Notes, Series 2020
3.129%	06/01/50	490	486,826

			39,396,754

Holding Companies-Diversified — 0.0%
CK Hutchison International 17 II Ltd. (United Kingdom),
Gtd. Notes, 144A
2.750%	03/29/23	570	582,269
Hutchison Whampoa International 11 Ltd. (United Kingdom),
Gtd. Notes, 144A
4.625%	01/13/22	998	998,904

			1,581,173

Home Builders — 0.2%
Lennar Corp.,
Gtd. Notes
4.750%	05/30/25(a)	3,265	3,555,152
MDC Holdings, Inc.,
Gtd. Notes
2.500%	01/15/31	2,325	2,254,419
3.850%	01/15/30	1,321	1,403,397

			7,212,968

Household Products/Wares — 0.1%
Clorox Co. (The),
Sr. Unsec’d. Notes
3.050%	09/15/22	2,072	2,096,146
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A, 3 Month LIBOR + 0.560%
0.780%(c)	06/24/22	2,599	2,602,524
Gtd. Notes, 144A
2.375%	06/24/22	1,912	1,926,220

			6,624,890

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance — 0.7%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.875%	01/15/35(a)	437	$485,806
4.375%	06/30/50(a)	180	224,167
4.800%	07/10/45	245	310,817
Athene Global Funding,
Sec’d. Notes, 144A
0.950%	01/08/24	423	420,461
1.200%	10/13/23	625	626,256
3.000%	07/01/22	994	1,005,406
Sec’d. Notes, 144A, 3 Month LIBOR + 1.230%
1.444%(c)	07/01/22	561	563,753
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.850%	10/15/50	660	651,986
Brighthouse Financial Global Funding,
Sec’d. Notes, 144A, MTN
1.200%	12/15/23	1,187	1,187,910
Sr. Sec’d. Notes, 144A, MTN
0.600%	06/28/23	305	303,466
1.000%	04/12/24	307	304,604
Equitable Financial Life Global Funding,
Sec’d. Notes, 144A, SOFR + 0.390%
0.439%(c)	04/06/23	1,977	1,978,148
F&G Global Funding,
Sr. Sec’d. Notes, 144A
0.900%	09/20/24(a)	2,244	2,211,703
Great-West Lifeco Finance 2018 LP (Canada),
Gtd. Notes, 144A
4.047%	05/17/28	550	621,978
Jackson National Life Global Funding,
Sec’d. Notes, 144A
2.375%	09/15/22(a)	1,189	1,204,495
Sr. Sec’d. Notes, 144A, SOFR + 0.600%
0.649%(c)	01/06/23	1,785	1,788,963
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.730%
0.950%(c)	06/27/22	1,900	1,905,196
Sr. Sec’d. Notes, 144A
2.500%	06/27/22	1,881	1,899,709
MassMutual Global Funding II,
Sec’d. Notes, 144A, SOFR + 0.220% (Cap N/A, Floor 0.000%)
0.270%(c)	06/02/23	200	199,541
Sec’d. Notes, 144A
2.250%	07/01/22	1,510	1,523,671
2.500%	04/13/22	1,150	1,156,912
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42	122	144,375
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
2.950%	04/09/30	859	906,142
3.875%	04/11/22	1,000	1,009,402
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
4.350%	04/30/50	280	321,919

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
New York Life Global Funding,
Sec’d. Notes, 144A, SOFR + 0.220%
0.270%(c)	02/02/23	1,200	$1,200,212
Sr. Sec’d. Notes, 144A
1.850%	08/01/31	1,150	1,116,296
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50	915	1,041,309
4.450%	05/15/69	290	371,449
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.850%	09/30/47	180	203,268
Protective Life Global Funding,
Sec’d. Notes, 144A
0.781%	07/05/24	584	576,537
Sr. Sec’d. Notes, 144A
0.327%	12/09/22	2,166	2,160,066
2.615%	08/22/22	500	506,692
Reliance Standard Life Global Funding II,
Sec’d. Notes, 144A
2.150%	01/21/23	1,228	1,245,987
2.625%	07/22/22	1,026	1,037,581
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.375%(ff)	09/15/54	205	212,950
4.900%	09/15/44	105	135,055

			32,764,188

Internet — 0.2%
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.900%	08/15/40	630	574,198
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.700%	06/03/60	270	259,893
3.100%	05/12/51(a)	680	726,419
3.875%	08/22/37	1,535	1,803,161
4.800%	12/05/34	575	734,720
Netflix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/15/28(a)	5,675	6,483,583
Sr. Unsec’d. Notes, 144A
4.875%	06/15/30	154	179,658
VeriSign, Inc.,
Sr. Unsec’d. Notes
2.700%	06/15/31	915	921,192

			11,682,824

Investment Companies — 0.0%
Huarong Finance 2019 Co. Ltd. (China),
Gtd. Notes, EMTN
3.750%	05/29/24	690	697,084
Huarong Finance II Co. Ltd. (China),
Gtd. Notes, EMTN
4.625%	06/03/26	340	351,072
4.875%	11/22/26	200	208,062

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Investment Companies (cont’d.)
5.500%	01/16/25	200	$210,630

			1,466,848

Iron/Steel — 0.1%
Nucor Corp.,
Sr. Unsec’d. Notes
4.125%	09/15/22	3,216	3,267,706
Vale Overseas Ltd. (Brazil),
Gtd. Notes
3.750%	07/08/30(a)	2,535	2,627,838

			5,895,544

Machinery-Construction & Mining — 0.1%
ABB Finance USA, Inc. (Switzerland),
Gtd. Notes
2.875%	05/08/22	1,200	1,209,823
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.735%
0.891%(c)	05/13/22	2,775	2,780,989
Sr. Unsec’d. Notes, MTN
1.900%	09/06/22	1,266	1,278,272
2.400%	06/06/22	542	546,487
2.850%	06/01/22(a)	838	846,492

			6,662,063

Machinery-Diversified — 0.0%
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
3.112%	02/15/40	340	348,233
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes
0.350%	08/15/23	857	852,019
2.800%	08/15/61	425	417,540

			1,617,792

Media — 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.300%	02/01/32	1,352	1,284,743
3.500%	06/01/41	790	770,010
3.500%	03/01/42	1,110	1,077,020
3.700%	04/01/51	1,426	1,378,388
3.900%	06/01/52	1,090	1,090,710
4.500%	02/01/24	531	564,482
4.800%	03/01/50	556	623,262
4.908%	07/23/25	3,215	3,541,124
Comcast Corp.,
Gtd. Notes
2.450%	08/15/52(a)	1,760	1,576,469
2.800%	01/15/51	350	333,638
3.250%	11/01/39	250	263,310
3.300%	02/01/27	939	1,009,515
3.700%	04/15/24	450	478,222
3.750%	04/01/40	2,666	2,982,334
Gtd. Notes, 144A
2.937%	11/01/56	1,937	1,845,090

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
4.800%	02/01/35	536	$631,812
Discovery Communications LLC,
Gtd. Notes
3.950%	03/20/28	3,215	3,491,895
4.000%	09/15/55	485	510,709
Fox Corp.,
Sr. Unsec’d. Notes
3.666%	01/25/22	1,497	1,499,861
Sky Ltd. (United Kingdom),
Gtd. Notes, 144A
3.125%	11/26/22	2,026	2,069,374
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42	337	366,329
5.500%	09/01/41	248	300,424
5.875%	11/15/40	145	180,238
TWDC Enterprises 18 Corp.,
Gtd. Notes, MTN
2.350%	12/01/22	231	234,622
2.450%	03/04/22	1,162	1,166,100
ViacomCBS, Inc.,
Jr. Sub. Notes
6.250%(ff)	02/28/57	516	581,790
Sr. Unsec’d. Notes
4.200%	05/19/32(a)	1,204	1,359,592
4.600%	01/15/45	470	564,547
Walt Disney Co. (The),
Gtd. Notes
3.500%	05/13/40	664	727,828
8.875%	04/26/23	1,230	1,353,449

			33,856,887

Mining — 0.4%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
2.625%	09/10/30	200	195,972
3.625%	09/11/24	220	230,979
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
3.150%	01/14/30	870	887,423
Freeport-McMoRan, Inc.,
Gtd. Notes
4.125%	03/01/28(a)	593	614,784
4.625%	08/01/30(a)	630	675,564
5.250%	09/01/29(a)	3,408	3,725,832
5.400%	11/14/34	240	292,266
5.450%	03/15/43	1,570	1,973,685
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
2.500%	09/01/30(a)	2,015	1,957,775
2.625%	09/23/31	851	826,007
3.875%	10/27/27(a)	1,695	1,823,402
4.625%	04/29/24	140	149,464

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Newcrest Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.250%	05/13/30	275	$288,720
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
2.750%	11/02/51	1,205	1,196,119
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.900%	07/15/30(a)	1,915	2,060,435
5.400%	02/01/43	573	702,532

			17,600,959

Miscellaneous Manufacturing — 0.1%
Eaton Corp.,
Gtd. Notes
4.150%	11/02/42	90	105,868
FGI Operating Co. LLC,
Notes
0.000%	05/15/22^	595	1
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35	640	767,582
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
0.400%	03/11/23	399	397,415
1.200%	03/11/26	2,820	2,780,578
Gtd. Notes, 144A, SOFR + 0.430%
0.480%(c)	03/11/24	431	431,858

			4,483,302

Oil & Gas — 0.8%
BP Capital Markets America, Inc.,
Gtd. Notes
2.772%	11/10/50	3,295	3,101,479
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	06/22/25(oo)	348	363,524
4.875%(ff)	03/22/30(a)(oo)	723	787,820
Chesapeake Energy Corp.,
Gtd. Notes
5.500%	09/15/26(d)	70	700
8.000%	01/15/25(d)	315	3,150
Chevron USA, Inc.,
Gtd. Notes
2.343%	08/12/50(a)	1,280	1,182,077
ConocoPhillips,
Gtd. Notes, 144A
3.750%	10/01/27	810	886,478
4.300%	08/15/28	1,080	1,215,456
Continental Resources, Inc.,
Gtd. Notes
4.900%	06/01/44	595	662,873
Gtd. Notes, 144A
2.875%	04/01/32	236	230,952
Coterra Energy, Inc.,
Sr. Unsec’d. Notes, 144A
3.900%	05/15/27	335	360,884

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30	515	$552,771
5.600%	07/15/41	500	629,446
5.875%	06/15/28	2,165	2,347,637
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26	50	52,780
3.500%	12/01/29	2,410	2,554,430
4.750%	05/31/25	966	1,058,345
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.250%	05/09/29	400	449,384
Equinor ASA (Norway),
Gtd. Notes
2.375%	05/22/30	130	132,312
Exxon Mobil Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.330%
0.485%(c)	08/16/22	800	801,193
Sr. Unsec’d. Notes
3.095%	08/16/49	2,558	2,595,551
4.227%	03/19/40	320	377,981
Hess Corp.,
Sr. Unsec’d. Notes
5.600%	02/15/41	725	895,306
6.000%	01/15/40	77	97,902
Lundin Energy Finance BV (Netherlands),
Gtd. Notes, 144A
2.000%	07/15/26	1,060	1,055,030
3.100%	07/15/31	2,945	2,976,200
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.625%	09/15/24(a)	500	526,473
3.800%	04/01/28	275	296,047
5.125%	12/15/26	50	57,017
Ovintiv Exploration, Inc.,
Gtd. Notes
5.375%	01/01/26	920	1,020,927
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	03/13/27	790	842,694
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
4.550%	04/21/50	200	248,172
Phillips 66,
Gtd. Notes
2.150%	12/15/30(a)	1,142	1,099,628
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	395	375,015
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31	1,599	1,629,613
Shell International Finance BV (Netherlands),
Gtd. Notes
2.750%	04/06/30(a)	1,460	1,527,176
2.875%	11/26/41	2,070	2,077,531

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
3.625%	08/21/42	140	$154,488
4.550%	08/12/43	50	62,505
TotalEnergies Capital International SA (France),
Gtd. Notes
2.986%	06/29/41	1,505	1,529,311
3.127%	05/29/50	430	441,832
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.150%	09/15/27(a)	400	399,420
2.850%	04/15/25	500	519,441

			38,178,951

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28	365	394,767

Pharmaceuticals — 1.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
0.810%(c)	11/21/22	603	605,279
Sr. Unsec’d. Notes
2.900%	11/06/22	1,631	1,660,807
3.250%	10/01/22	550	556,981
3.450%	03/15/22	327	327,373
4.050%	11/21/39	3,538	4,055,628
4.250%	11/21/49	2,245	2,695,322
4.450%	05/14/46	728	879,652
4.500%	05/14/35	270	322,753
4.750%	03/15/45	150	186,422
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
0.737%	03/15/23	2,653	2,646,453
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
0.300%	05/26/23(a)	3,288	3,269,314
1.375%	08/06/30(a)	995	939,131
2.125%	08/06/50	1,740	1,546,681
4.000%	09/18/42	660	786,936
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.375%	12/15/28	490	547,982
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.000%	08/01/22	930	938,491
2.350%	11/13/40	2,415	2,286,390
2.550%	11/13/50	2,380	2,257,088
Cardinal Health, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.770%
0.973%(c)	06/15/22	1,688	1,689,391
Sr. Unsec’d. Notes
3.200%	03/15/23	560	574,418
Cigna Corp.,
Sr. Unsec’d. Notes
2.400%	03/15/30(a)	875	881,035
3.200%	03/15/40	2,010	2,075,992
3.400%	03/15/50	636	663,376

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
CVS Health Corp.,
Sr. Unsec’d. Notes
2.625%	08/15/24(a)	450	$466,122
2.700%	08/21/40	1,870	1,796,015
2.750%	12/01/22	755	765,506
4.300%	03/25/28	111	124,647
4.780%	03/25/38	685	834,650
5.125%	07/20/45	525	682,630
CVS Pass-Through Trust,
Pass-Through Certificates, 144A
4.704%	01/10/36	563	637,101
Eli Lilly & Co.,
Sr. Unsec’d. Notes
2.250%	05/15/50(a)	1,981	1,822,851
EMD Finance LLC (Germany),
Gtd. Notes, 144A
2.950%	03/19/22	1,191	1,191,000
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
2.875%	06/01/22	1,517	1,528,922
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.150%	12/10/31	1,070	1,073,215
2.750%	12/10/51	1,252	1,245,711
Novartis Capital Corp. (Switzerland),
Gtd. Notes
2.400%	09/21/22	830	841,582
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.050%	03/31/30	2,320	2,261,765
5.000%	11/26/28	848	996,285
Zoetis, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	1,900	1,872,417

			50,533,314

Pipelines — 1.0%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.600%	11/02/47	1,030	1,217,919
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27	3,920	4,429,870
Sr. Sec’d. Notes, 144A
2.742%	12/31/39	530	518,533
Cheniere Energy Partners LP,
Gtd. Notes
4.500%	10/01/29	300	319,634
Gtd. Notes, 144A
3.250%	01/31/32(a)	1,067	1,078,731
Columbia Pipeline Group, Inc.,
Gtd. Notes
5.800%	06/01/45	500	663,135
Enable Midstream Partners LP,
Sr. Unsec’d. Notes
4.150%	09/15/29	1,005	1,079,798

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Enbridge, Inc. (Canada),
Gtd. Notes
3.125%	11/15/29(a)	750	$787,026
Energy Transfer LP,
Sr. Unsec’d. Notes
2.900%	05/15/25	2,312	2,388,938
3.750%	05/15/30(a)	1,050	1,115,947
4.250%	04/01/24	500	525,782
5.150%	03/15/45	375	425,531
5.250%	04/15/29	415	476,796
5.400%	10/01/47	300	353,827
Sr. Unsec’d. Notes, Series 05Y
4.200%	09/15/23	625	652,647
Sr. Unsec’d. Notes, Series 20Y
5.800%	06/15/38	850	1,032,650
Enterprise Products Operating LLC,
Gtd. Notes, 3 Month LIBOR + 2.778%
2.948%(c)	06/01/67	420	377,476
Gtd. Notes
3.200%	02/15/52	505	496,190
Flex Intermediate Holdco LLC,
Sr. Sec’d. Notes, 144A
3.363%	06/30/31	1,533	1,542,537
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.625%	03/31/36	400	391,336
Gray Oak Pipeline LLC,
Sr. Unsec’d. Notes, 144A
2.000%	09/15/23	210	212,343
3.450%	10/15/27	130	135,927
Kinder Morgan, Inc.,
Gtd. Notes
2.000%	02/15/31(a)	1,090	1,039,985
3.250%	08/01/50	365	347,463
3.600%	02/15/51	1,185	1,198,310
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38	1,077	1,211,830
5.500%	02/15/49	505	645,817
Northern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A
3.400%	10/16/51	860	883,134
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.850%	10/15/23	900	934,512
4.300%	01/31/43(a)	1,695	1,730,118
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	1,740	1,910,163
4.500%	05/15/30	2,751	3,108,763
5.000%	03/15/27(a)	1,430	1,609,444
5.625%	04/15/23	475	497,187
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes, 144A
0.625%	04/28/23	95	94,628

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
TC PipeLines LP,
Sr. Unsec’d. Notes
4.375%	03/13/25	250	$268,246
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes, 144A
2.900%	03/01/30	445	452,775
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22	130	131,396
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
4.625%	03/01/34(a)	2,295	2,702,384
Transcanada Trust (Canada),
Gtd. Notes, Series 16-A
5.875%(ff)	08/15/76(a)	451	492,435
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	365	363,921
3.900%	01/15/25(a)	5,475	5,833,346
4.000%	09/15/25(a)	825	891,401

			46,569,831

Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.,
Sr. Unsec’d. Notes
2.750%	01/15/27	1,502	1,549,121
3.375%	05/15/24	550	574,840
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.250%	04/01/28	550	549,044
Corporate Office Properties LP,
Gtd. Notes
2.750%	04/15/31	945	939,914
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.900%	04/01/41	1,825	1,773,277
Duke Realty LP,
Sr. Unsec’d. Notes
1.750%	07/01/30	600	571,952
Essex Portfolio LP,
Gtd. Notes
2.650%	09/01/50	280	253,214
3.000%	01/15/30	575	602,502
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.125%	12/01/28	170	170,387
2.875%	01/15/31	270	280,787
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.250%	12/01/31	590	575,015
Mid-America Apartments LP,
Sr. Unsec’d. Notes
1.700%	02/15/31	625	596,744
National Retail Properties, Inc.,
Sr. Unsec’d. Notes
3.000%	04/15/52	510	483,860
3.500%	10/15/27	140	150,291

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
4.300%	10/15/28	125	$140,903
Office Properties Income Trust,
Sr. Unsec’d. Notes
2.650%	06/15/26	1,367	1,358,422
Physicians Realty LP,
Gtd. Notes
2.625%	11/01/31	550	548,904
Prologis LP,
Sr. Unsec’d. Notes
2.125%	10/15/50	185	160,664
Realty Income Corp.,
Sr. Unsec’d. Notes
2.850%	12/15/32	725	754,077
3.400%	01/15/28	675	728,545
Regency Centers LP,
Gtd. Notes
2.950%	09/15/29	1,500	1,555,907
Scentre Group Trust 1/Scentre Group Trust 2 (Australia),
Gtd. Notes, 144A
3.500%	02/12/25	140	147,490
UDR, Inc.,
Gtd. Notes
3.000%	08/15/31	135	140,718
Gtd. Notes, MTN
2.100%	08/01/32	250	239,074
Ventas Realty LP,
Gtd. Notes
2.500%	09/01/31	1,120	1,108,650
WEA Finance LLC (France),
Gtd. Notes, 144A
2.875%	01/15/27(a)	635	654,712
Welltower, Inc.,
Sr. Unsec’d. Notes
2.050%	01/15/29	1,065	1,050,451
3.100%	01/15/30	577	605,812
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/31	815	808,130
2.450%	02/01/32	420	413,164
3.850%	07/15/29(a)	650	718,574
4.000%	02/01/25	350	373,120

			20,578,265

Retail — 0.4%
7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A
0.625%	02/10/23	2,803	2,791,601
1.300%	02/10/28(a)	1,250	1,189,148
2.500%	02/10/41	240	221,087
2.800%	02/10/51(a)	960	890,990
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30	350	400,259
AutoZone, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/23	2,035	2,066,646

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Dollar General Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/23	2,166	$2,220,072
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.375%	03/15/51	1,240	1,142,656
2.750%	09/15/51	2,010	1,995,355
4.200%	04/01/43	90	108,433
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
2.800%	09/15/41	750	732,926
3.700%	04/15/46	825	903,954
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.700%	02/15/42	1,600	1,773,724
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.900%	06/01/29	185	204,204
Starbucks Corp.,
Sr. Unsec’d. Notes
1.300%	05/07/22	2,086	2,092,460
3.750%	12/01/47	175	192,505

			18,926,020

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
0.550%	01/22/24	460	454,084
3.960%(ff)	07/18/30	725	798,401
4.302%(ff)	03/08/29	525	580,338
Sr. Unsec’d. Notes, 144A, MTN
3.622%(ff)	04/26/23	4,378	4,414,144
Sub. Notes, 144A, MTN
4.125%(ff)	10/18/32	830	886,467

			7,133,434

Semiconductors — 0.4%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
4.500%	12/05/36	140	164,219
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	1,985	2,152,308
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26	128	136,358
4.150%	11/15/30	1,653	1,833,179
Sr. Unsec’d. Notes, 144A
3.419%	04/15/33	1,425	1,487,658
Intel Corp.,
Sr. Unsec’d. Notes
3.250%	11/15/49	2,000	2,113,180
Microchip Technology, Inc.,
Sr. Sec’d. Notes
0.972%	02/15/24	910	902,258
2.670%	09/01/23(a)	320	327,049

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
NXP BV/NXP Funding LLC (China),
Gtd. Notes, 144A
4.625%	06/01/23	2,145	$2,246,081
5.350%	03/01/26	1,000	1,129,927
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
3.400%	05/01/30	375	399,871
3.875%	06/18/26	850	916,815
Qorvo, Inc.,
Gtd. Notes
4.375%	10/15/29	2,071	2,211,865
TSMC Arizona Corp. (Taiwan),
Gtd. Notes
3.125%	10/25/41	953	993,289
TSMC Global Ltd. (Taiwan),
Gtd. Notes, 144A
1.250%	04/23/26	2,665	2,610,052
2.250%	04/23/31	1,165	1,154,630
Xilinx, Inc.,
Sr. Unsec’d. Notes
2.375%	06/01/30(a)	440	445,754

			21,224,493

Software — 0.6%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
2.500%	09/15/50	3,022	2,652,660
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
1.850%	02/15/31	410	392,359
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.375%	03/01/23	2,277	2,266,003
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.650%	06/01/30	130	131,981
3.500%	07/01/29	307	330,181
4.200%	10/01/28	900	1,008,763
Microsoft Corp.,
Sr. Unsec’d. Notes
2.675%	06/01/60	395	393,312
2.921%	03/17/52	514	544,282
3.450%	08/08/36(a)	468	536,775
3.500%	11/15/42	90	103,227
3.700%	08/08/46	415	497,983
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/22	3,357	3,370,256
2.500%	10/15/22	849	861,219
2.625%	02/15/23	939	955,616
3.250%	11/15/27(a)	913	963,817
3.600%	04/01/40	1,973	1,983,335
3.600%	04/01/50	3,185	3,119,120
3.850%	07/15/36	175	184,235
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
0.450%	08/15/22(a)	784	783,784

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
1.400%	09/15/27	290	$281,590
2.000%	06/30/30	160	154,059
2.950%	09/15/29	513	531,427
3.125%	11/15/22	176	178,626
4.200%	09/15/28	40	44,932
salesforce.com, Inc.,
Sr. Unsec’d. Notes
2.900%	07/15/51	1,180	1,203,062
VMware, Inc.,
Sr. Unsec’d. Notes
2.200%	08/15/31(a)	970	953,426
3.900%	08/21/27	213	232,665
4.500%	05/15/25	3,000	3,270,656
4.650%	05/15/27	85	95,944
4.700%	05/15/30	873	1,015,341

			29,040,636

Telecommunications — 1.0%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
2.875%	05/07/30	200	206,970
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32(a)	480	464,435
2.550%	12/01/33	1,994	1,952,756
2.750%	06/01/31(a)	1,855	1,891,644
3.000%	06/30/22	766	772,196
3.100%	02/01/43	2,950	2,856,981
3.300%	02/01/52(a)	485	475,110
3.500%	06/01/41	500	514,507
3.500%	09/15/53	475	480,107
3.550%	09/15/55	3,070	3,075,669
3.650%	09/15/59	1,329	1,341,543
NBN Co. Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, MTN
0.875%	10/08/24	1,728	1,704,295
NTT Finance Corp. (Japan),
Gtd. Notes, 144A
0.373%	03/03/23	538	535,795
Rogers Communications, Inc. (Canada),
Gtd. Notes, 3 Month LIBOR + 0.600%
0.814%(c)	03/22/22	1,481	1,482,464
Gtd. Notes
3.700%	11/15/49(a)	520	547,295
SES SA (Luxembourg),
Gtd. Notes, 144A
3.600%	04/04/23	70	72,080
Telefonica Emisiones SA (Spain),
Gtd. Notes
4.665%	03/06/38	3,397	3,920,895
T-Mobile USA, Inc.,
Gtd. Notes
3.375%	04/15/29	2,874	2,932,093
Sr. Sec’d. Notes
2.050%	02/15/28(a)	3,605	3,585,562
3.000%	02/15/41	600	584,644
3.500%	04/15/25	2,200	2,331,404

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
3.875%	04/15/30	974	$1,065,815
4.375%	04/15/40	274	312,384
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.750%	01/20/31	1,915	1,812,510
2.650%	11/20/40	1,605	1,523,380
2.987%	10/30/56	1,048	993,909
3.700%	03/22/61	170	184,023
4.016%	12/03/29(a)	1,890	2,118,475
4.272%	01/15/36	1,355	1,592,466
5.250%	03/16/37(a)	475	618,786
Sr. Unsec’d. Notes, 144A
2.355%	03/15/32(a)	5,440	5,365,433
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.500%	09/26/22	418	424,055
4.375%	02/19/43	320	372,621
Sub. Notes
4.125%(ff)	06/04/81(a)	675	668,680

			48,780,982

Transportation — 0.4%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
2.875%	06/15/52	1,200	1,208,205
3.300%	09/15/51	370	402,854
3.900%	08/01/46(a)	565	659,615
4.150%	04/01/45	525	629,540
4.950%	09/15/41	125	161,416
5.150%	09/01/43	190	255,086
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.050%	03/05/30	2,110	2,085,275
2.450%	12/02/31(a)	770	783,681
3.000%	12/02/41	180	184,043
3.100%	12/02/51	520	531,827
CSX Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/51(a)	2,505	2,319,284
FedEx Corp.,
Gtd. Notes
3.250%	05/15/41	435	445,227
Kansas City Southern,
Gtd. Notes
2.875%	11/15/29	615	638,269
3.500%	05/01/50	865	924,041
4.950%	08/15/45	400	510,962
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
3.000%	04/01/22	750	751,450
3.050%	05/15/50(a)	814	825,952
3.950%	10/01/42	835	955,214
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.875%	06/01/22	760	765,793
3.400%	03/01/23	1,010	1,037,244

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.100%	09/15/67	155	$188,620
4.375%	09/10/38	470	549,169
Sr. Unsec’d. Notes, MTN
3.550%	08/15/39	2,012	2,227,007

			19,039,774

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	07/11/22	553	564,525

TOTAL CORPORATE BONDS (cost $1,250,026,837)			1,254,647,156

MUNICIPAL BONDS — 0.2%
Arizona — 0.0%
City of Yuma AZ,
Taxable, Revenue Bonds
1.269%	07/15/26	25	24,699
1.749%	07/15/28	25	24,851
2.102%	07/15/30	35	35,261

			84,811

California — 0.1%
California Statewide Communities Development Authority,
Taxable, Revenue Bonds
1.807%	02/01/30	50	48,854
1.877%	02/01/31	45	43,672
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs
6.582%	05/15/39	175	227,849
Fresno Unified School District,
General Obligation Unlimited, Taxable
1.162%	08/01/26	365	355,052
Municipal Improvement Corp. of Los Angeles,
Taxable, Revenue Bonds, Series C
1.831%	11/01/29	125	122,726
Port of Oakland,
Taxable, Revenue Bonds, Series R
2.099%	05/01/30	30	29,779
2.199%	05/01/31	240	238,224
San Jose Financing Authority,
Taxable, Revenue Bonds
1.812%	06/01/29	175	170,455
1.862%	06/01/30	100	96,685
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	180	283,891
General Obligation Unlimited, Taxable, BABs
7.550%	04/01/39	865	1,443,439

			3,060,626

Colorado — 0.0%
City & County of Denver Co. Airport System Revenue,
Taxable, Revenue Bonds, Series C
1.572%	11/15/26	120	120,352

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Illinois — 0.0%
Chicago O’Hare International Airport,
Taxable, Revenue Bonds, Series D
1.704%	01/01/26	205	$205,160
State of Illinois,
General Obligation Unlimited, BABs
7.350%	07/01/35	220	275,475
General Obligation Unlimited, Taxable, BABs
6.630%	02/01/35	1,105	1,346,640

			1,827,275

Louisiana — 0.0%
Louisiana State Transportation Authority,
Taxable, Revenue Bonds, Series A
1.648%	02/15/28	50	48,595

New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, Series B
1.047%	01/01/26	525	515,412
1.483%	01/01/28	530	515,984

			1,031,396

New York — 0.1%
City of New York,
General Obligation Unlimited, Taxable, Series D
0.982%	08/01/25	880	870,133
1.396%	08/01/27	1,035	1,017,287
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, Series C
5.175%	11/15/49	1,290	1,759,162
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, Series D
1.920%	11/01/29	250	247,222
New York State Dormitory Authority,
Revenue Bonds, BABs, Series D
5.600%	03/15/40	150	199,850
New York State Urban Development Corp.,
Taxable, Revenue Bonds, Series F
1.000%	03/15/26	250	244,346
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	265	352,211
Taxable, Revenue Bonds
5.647%	11/01/40	220	302,454

			4,992,665

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
7.499%	02/15/50	150	252,864

Pennsylvania — 0.0%
Commonwealth Financing Authority,
Taxable, Revenue Bonds, Series C
2.758%	06/01/30	60	62,558

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Texas — 0.0%
City of Houston Airport System Revenue,
Taxable, Revenue Bonds, Series C
2.235%	07/01/29	190	$190,885

TOTAL MUNICIPAL BONDS (cost $10,545,903)			11,672,027

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
Alternative Loan Trust,
Series 2005-J06, Class 2A1
5.500%	07/25/25	2	2,218
Series 2006-J02, Class A1, 1 Month LIBOR + 0.500% (Cap 6.000%, Floor 0.500%)
0.602%(c)	04/25/36	40	17,509
American Home Mortgage Assets Trust,
Series 2006-02, Class 2A1, 1 Month LIBOR + 0.380% (Cap N/A, Floor 0.380%)
0.482%(c)	09/25/46	191	185,945
Angel Oak Mortgage Trust I LLC,
Series 2019-01, Class A2, 144A
4.022%(cc)	11/25/48	19	19,245
Banc of America Funding Trust,
Series 2005-07, Class 30PO, PO
4.854%(s)	11/25/35	15	14,525
Series 2005-B, Class 3M1, 1 Month LIBOR + 0.675% (Cap 11.000%, Floor 0.675%)
0.779%(c)	04/20/35	54	54,507
Series 2006-01, Class 2A1
5.500%	01/25/36	4	4,289
Series 2006-D, Class 5A2
2.708%(cc)	05/20/36	5	4,675
Series 2014-R07, Class 1A1, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
0.252%(c)	05/26/36	33	32,589
Series 2014-R07, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.242%(c)	09/26/36	20	19,658
Banc of America Mortgage Trust,
Series 2004-D, Class 2A1
2.509%(cc)	05/25/34	1	790
Series 2004-D, Class 2A2
2.509%(cc)	05/25/34	6	6,319
Series 2007-03, Class 1A1
6.000%	09/25/37	42	42,435
BCAP LLC Trust,
Series 2009-RR10, Class 18A2, 144A
6.000%(cc)	03/26/37	670	450,130
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-04, Class 3A1
2.176%(cc)	07/25/33	28	28,633
Series 2005-12, Class 22A1
2.195%(cc)	02/25/36	27	27,007
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC05, Class A1
5.750%(cc)	10/25/34	68	69,464

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust,
Series 2014-10, Class 1A1, 144A, 1 Month LIBOR + 0.135% (Cap N/A, Floor 0.135%)
0.227%(c)	11/25/36	58	$56,432
Series 2014-10, Class 3A1, 144A
0.491%(cc)	07/25/36	50	49,097
Series 2014-11, Class 4A1, 144A, 1 Month LIBOR + 0.100% (Cap N/A, Floor 0.100%)
2.526%(c)	07/25/36	45	44,021
Series 2014-12, Class 1A4, 144A, 1 Month LIBOR + 0.125% (Cap N/A, Floor 0.125%)
0.342%(c)	08/25/36	17	17,208
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-02, Class 2A11
5.500%	05/25/35	62	64,022
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-05, Class A6, 1 Month LIBOR + 0.350% (Cap 7.000%, Floor 0.350%)
0.452%(c)	05/25/37	14	6,305
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland),
Series 2005-05, Class 1A1
5.000%	07/25/22	3	2,974
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2004-AR05, Class 7A2
2.363%(cc)	06/25/34	9	9,756
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-01, Class 1A1, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)
0.602%(c)	02/25/35	12	11,456
Series 2005-01, Class 2A1
4.398%(cc)	02/25/22	2	1,641
Fannie Mae Interest Strips,
Series 293, Class 1, PO
1.340%(s)	12/25/24	24	24,093
Series 369, Class 12, IO
5.500%(cc)	05/25/36	165	31,081
Series 383, Class 60, IO
6.500%	10/25/37	51	8,685
Series 416, Class A300
3.000%	11/25/42	527	546,915
Series 417, Class C11, IO
2.500%	02/25/28	1,318	76,208
Fannie Mae REMICS,
Series 1993-119, Class H
6.500%	07/25/23	17	17,935
Series 1993-136, Class ZB
6.000%(cc)	07/25/23	15	15,240
Series 1993-141, Class Z
7.000%	08/25/23	15	15,462
Series 1993-147, Class Z
7.000%	08/25/23	12	12,718
Series 1994-29, Class Z
6.500%	02/25/24	31	32,855
Series 1996-04, Class SA, IO, 1 Month LIBOR x (1) + 8.500% (Cap 8.500%, Floor 0.000%)
8.398%(c)	02/25/24	7	510

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 1997-33, Class PA
8.500%	06/18/27	83	$91,616
Series 1997-57, Class PN
5.000%	09/18/27	49	52,629
Series 2001-16, Class Z
6.000%	05/25/31	75	83,635
Series 2001-81, Class HE
6.500%	01/25/32	125	144,141
Series 2002-14, Class A1
7.000%	01/25/42	497	569,969
Series 2002-82, Class PE
6.000%	12/25/32	136	155,800
Series 2002-86, Class PG
6.000%	12/25/32	291	337,546
Series 2002-90, Class A2
6.500%	11/25/42	133	151,532
Series 2004-68, Class LC
5.000%	09/25/29	121	132,134
Series 2005-057, Class NK, 1 Month LIBOR x (4) + 22.000% (Cap 22.000%, Floor 0.000%)
21.592%(c)	07/25/35	34	46,766
Series 2005-084, Class XM
5.750%	10/25/35	30	33,088
Series 2005-102, Class PG
5.000%	11/25/35	346	390,169
Series 2005-110, Class GL
5.500%	12/25/35	284	317,798
Series 2006-02, Class LY, 1 Month LIBOR x (16) + 96.000% (Cap 8.000%, Floor 0.000%)
8.000%(c)	12/25/35	12	13,259
Series 2006-077, Class PC
6.500%	08/25/36	64	72,356
Series 2006-09, Class KZ
6.000%	03/25/36	175	199,264
Series 2006-20, Class IB, IO, 1 Month LIBOR x (1) + 6.590% (Cap 6.590%, Floor 0.000%)
6.488%(c)	04/25/36	142	24,386
Series 2006-23, Class NS, 1 Month LIBOR x (18) + 108.000% (Cap 9.000%, Floor 0.000%)
9.000%(c)	04/25/36	33	40,930
Series 2007-033, Class HF, 1 Month LIBOR + 0.350% (Cap 7.000%, Floor 0.350%)
0.452%(c)	04/25/37	134	135,335
Series 2007-058, Class SV, IO, 1 Month LIBOR x (1) + 6.750% (Cap 6.750%, Floor 0.000%)
6.648%(c)	06/25/37	145	20,581
Series 2007-079, Class PE
5.000%	08/25/37	215	235,144
Series 2007-102, Class SA, IO, 1 Month LIBOR x (1) + 6.400% (Cap 6.400%, Floor 0.000%)
6.298%(c)	11/25/37	273	45,575
Series 2008-91, Class SI, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.898%(c)	03/25/38	174	17,528
Series 2009-062, Class WA
5.577%(cc)	08/25/39	309	340,005

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2009-112, Class ST, IO, 1 Month LIBOR x (1) + 6.250% (Cap 6.250%, Floor 0.000%)
6.148%(c)	01/25/40	266	$45,425
Series 2009-112, Class SW, IO, 1 Month LIBOR x (1) + 6.250% (Cap 6.250%, Floor 0.000%)
6.148%(c)	01/25/40	175	20,682
Series 2010-10, Class NT
5.000%	02/25/40	692	784,199
Series 2010-35, Class SB, IO, 1 Month LIBOR x (1) + 6.420% (Cap 6.420%, Floor 0.000%)
6.318%(c)	04/25/40	90	13,552
Series 2010-49, Class SC, 1 Month LIBOR x (2) + 12.660% (Cap 12.660%, Floor 0.000%)
12.456%(c)	03/25/40	42	52,548
Series 2010-64, Class DM
5.000%	06/25/40	60	66,322
Series 2011-39, Class ZA
6.000%	11/25/32	153	173,726
Series 2011-52, Class GB
5.000%	06/25/41	741	830,075
Series 2011-99, Class DB
5.000%	10/25/41	530	590,891
Series 2012-111, Class B
7.000%	10/25/42	89	105,466
Series 2012-153, Class B
7.000%	07/25/42	324	386,428
Series 2013-04, Class AJ
3.500%	02/25/43	331	345,746
Series 2013-096, Class YA
3.500%	09/25/38	268	274,153
Series 2019-25, Class PA
3.000%	05/25/48	353	368,898
Series G93-17, Class S, IO, 1 Month LIBOR x (1) + 9.000% (Cap 9.000%, Floor 0.000%)
8.898%(c)	04/25/23	13	566
FHLMC-GNMA,
Series 24, Class ZE
6.250%	11/25/23	34	35,020
Freddie Mac REMICS,
Series 1621, Class J
6.400%	11/15/23	10	10,715
Series 1630, Class PK
6.000%	11/15/23	26	27,107
Series 1675, Class KZ
6.500%	02/15/24	24	25,004
Series 1680, Class PK
6.500%	02/15/24	21	21,790
Series 1695, Class EB
7.000%	03/15/24	34	35,450
Series 1980, Class Z
7.000%	07/15/27	112	124,896
Series 2353, Class KZ
6.500%	09/15/31	164	189,182
Series 2535, Class AW
5.500%	12/15/32	46	50,871
Series 2557, Class HL
5.300%	01/15/33	351	391,241

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2595, Class DC
5.000%	04/15/23	32	$33,044
Series 2595, Class GC
5.500%	04/15/23	14	14,361
Series 2611, Class TM, 1 Month LIBOR x (10) + 65.000% (Cap 10.000%, Floor 0.000%)
10.000%(c)	05/15/33	15	18,453
Series 2626, Class JC
5.000%	06/15/23	83	83,962
Series 2643, Class SA, 1 Month LIBOR x (7) + 45.500% (Cap 45.500%, Floor 0.000%)
44.787%(c)	03/15/32	9	15,719
Series 2755, Class ZA
5.000%	02/15/34	299	331,864
Series 2862, Class GB
5.000%	09/15/24	17	17,137
Series 2885, Class LZ
6.000%	11/15/34	778	892,305
Series 2893, Class PE
5.000%	11/15/34	168	187,349
Series 2922, Class SU, 1 Month LIBOR x (2) + 14.300% (Cap 14.300%, Floor 0.000%)
14.081%(c)	02/15/35	51	61,992
Series 2980, Class QA
6.000%	05/15/35	142	158,469
Series 2990, Class SR, IO, 1 Month LIBOR x (1) + 6.650% (Cap 6.650%, Floor 0.000%)
6.540%(c)	03/15/35	223	20,232
Series 3005, Class ED
5.000%	07/15/25	73	76,027
Series 3017, Class OC, PO
0.230%(s)	08/15/25	1	779
Series 3126, Class AO, PO
2.200%(s)	03/15/36	52	47,719
Series 3187, Class Z
5.000%	07/15/36	271	300,611
Series 3201, Class IN, IO, 1 Month LIBOR x (1) + 6.250% (Cap 6.250%, Floor 0.000%)
6.161%(c)	08/15/36	116	15,026
Series 3218, Class HS, IO, 1 Month LIBOR x (1) + 7.200% (Cap 7.200%, Floor 0.000%)
7.090%(c)	09/15/26	134	12,462
Series 3237, Class BO, PO
3.380%(s)	11/15/36	251	214,935
Series 3306, Class TB, 1 Month LIBOR + 2.750% (Cap 8.840%, Floor 0.000%)
2.860%(c)	04/15/37	13	13,886
Series 3306, Class TC, 1 Month LIBOR + 2.210% (Cap 8.640%, Floor 0.000%)
2.320%(c)	04/15/37	12	12,005
Series 3385, Class SN, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.890%(c)	11/15/37	18	2,701
Series 3405, Class PE
5.000%	01/15/38	225	246,104

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3593, Class SL, IO, 1 Month LIBOR x (1) + 6.400% (Cap 6.400%, Floor 0.000%)
6.290%(c)	11/15/24	18	$595
Series 3605, Class NC
5.500%	06/15/37	396	450,734
Series 3609, Class SA, IO, 1 Month LIBOR x (1) + 6.340% (Cap 6.340%, Floor 0.000%)
6.230%(c)	12/15/39	395	50,857
Series 3648, Class CY
4.500%	03/15/30	313	338,935
Series 3662, Class PJ
5.000%	04/15/40	320	355,812
Series 3677, Class PB
4.500%	05/15/40	325	349,243
Series 3688, Class GT
7.477%(cc)	11/15/46	83	96,494
Series 3739, Class MC
4.000%	11/15/38	129	129,638
Series 3740, Class SB, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.890%(c)	10/15/40	85	12,052
Series 3784, Class S, IO, 1 Month LIBOR x (1) + 6.600% (Cap 6.600%, Floor 0.000%)
6.490%(c)	07/15/23	45	1,478
Series 3852, Class QN, 1 Month LIBOR x (4) + 27.211% (Cap 5.500%, Floor 0.000%)
5.500%(c)	05/15/41	94	101,354
Series 3852, Class TP, 1 Month LIBOR x (4) + 27.500% (Cap 5.500%, Floor 0.000%)
5.500%(c)	05/15/41	104	112,595
Series 3859, Class JB
5.000%	05/15/41	324	358,308
Series 4030, Class IL, IO
3.500%	04/15/27	626	34,244
Series 4246, Class PT
6.500%	02/15/36	122	141,578
Series 4273, Class PD
6.500%	11/15/43	609	711,521
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	264	279,900
Series 304, Class C32, IO
3.000%	12/15/27	642	34,756
GMACM Mortgage Loan Trust,
Series 2003-J10, Class A1
4.750%	01/25/22	5	4,804
Government National Mortgage Assoc.,
Series 2002-84, Class PH
6.000%	11/16/32	302	302,261
Series 2003-25, Class PZ
5.500%	04/20/33	205	213,797
Series 2003-58, Class PC
5.000%	07/20/33	566	601,746
Series 2003-86, Class ZC
4.500%	10/20/33	142	152,558
Series 2004-19, Class KE
5.000%	03/16/34	580	630,526

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2004-86, Class SP, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.996%(c)	09/20/34	218	$16,244
Series 2004-88, Class ES, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.991%(c)	06/17/34	132	3,544
Series 2006-26, Class S, IO, 1 Month LIBOR x (1) + 6.500% (Cap 6.500%, Floor 0.250%)
6.396%(c)	06/20/36	178	21,059
Series 2007-16, Class KU, IO, 1 Month LIBOR x (1) + 6.650% (Cap 6.650%, Floor 0.000%)
6.546%(c)	04/20/37	230	32,723
Series 2007-24, Class SA, IO, 1 Month LIBOR x (1) + 6.510% (Cap 6.510%, Floor 0.000%)
6.406%(c)	05/20/37	548	80,831
Series 2007-35, Class TE
6.000%	06/20/37	448	505,420
Series 2007-58, Class SD, IO, 1 Month LIBOR x (1) + 6.490% (Cap 6.490%, Floor 0.000%)
6.386%(c)	10/20/37	331	44,785
Series 2008-73, Class SK, IO, 1 Month LIBOR x (1) + 6.740% (Cap 6.740%, Floor 0.000%)
6.636%(c)	08/20/38	280	39,569
Series 2008-79, Class SA, IO, 1 Month LIBOR x (1) + 7.550% (Cap 7.550%, Floor 0.000%)
7.446%(c)	09/20/38	135	17,903
Series 2009-016, Class SJ, IO, 1 Month LIBOR x (1) + 6.800% (Cap 6.800%, Floor 0.000%)
6.696%(c)	05/20/37	349	43,620
Series 2009-036, Class IE, IO, 1 Month LIBOR x (3) + 20.667% (Cap 1.000%, Floor 0.000%)
1.000%(c)	09/20/38	690	13,513
Series 2009-065, Class LB
6.000%	07/16/39	32	35,033
Series 2009-077, Class CS, IO, 1 Month LIBOR x (1) + 7.000% (Cap 7.000%, Floor 0.000%)
6.893%(c)	06/16/38	3	9
Series 2009-081, Class A
5.750%	09/20/36	81	89,306
Series 2009-106, Class ST, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.896%(c)	02/20/38	274	38,987
Series 2009-106, Class XL, IO, 1 Month LIBOR x (1) + 6.750% (Cap 6.750%, Floor 0.000%)
6.646%(c)	06/20/37	190	28,616
Series 2009-127, Class IA, IO, 1 Month LIBOR x (1) + 6.450% (Cap 0.450%, Floor 0.000%)
0.450%(c)	09/20/38	1,115	10,635
Series 2010-031, Class SK, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.996%(c)	11/20/34	181	17,387
Series 2010-085, Class ID, IO
6.000%	09/20/39	137	17,370
Series 2010-129, Class AW
5.925%(cc)	04/20/37	461	519,571
Series 2010-157, Class OP, PO
1.410%(s)	12/20/40	172	161,361

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2011-75, Class GP
4.000%	05/20/41	774		$828,684
Series 2013-H04, Class BA
1.650%	02/20/63	10		10,570
Series 2013-H05, Class FB, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
0.481%(c)	02/20/62	11		11,274
GSMSC Resecuritization Trust,
Series 2014-01R, Class 1A, 144A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
0.262%(c)	04/26/37	13		12,785
GSR Mortgage Loan Trust,
Series 2004-06F, Class 2A4
5.500%	05/25/34	37		37,669
Series 2004-11, Class 1A1
2.986%(cc)	09/25/34	40		40,995
Series 2006-02F, Class 2A1
5.750%	02/25/36	12		12,730
Series 2006-03F, Class 2A7
5.750%	03/25/36	36		38,550
HarborView Mortgage Loan Trust,
Series 2004-09, Class 2A
3.309%(cc)	12/19/34	5		4,003
Series 2006-09, Class 2A1A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.420%)
0.524%(c)	11/19/36	40		38,054
HomeBanc Mortgage Trust,
Series 2005-04, Class A1, 1 Month LIBOR + 0.540% (Cap 11.500%, Floor 0.540%)
0.642%(c)	10/25/35	21		21,151
JPMorgan Mortgage Trust,
Series 2004-S01, Class 3A1
5.500%	09/25/34	7		7,457
Series 2005-S02, Class 4A3
5.500%	09/25/22	22		19,128
Series 2006-A02, Class 5A1
2.268%(cc)	11/25/33	10		10,398
Series 2006-A02, Class 5A3
2.268%(cc)	11/25/33	39		39,368
Series 2007-A01, Class 5A5
2.419%(cc)	07/25/35	30		30,330
MASTR Adjustable Rate Mortgages Trust,
Series 2004-08, Class 5A1
2.276%(cc)	08/25/34	19		18,629
MASTR Alternative Loan Trust,
Series 2003-08, Class 5A1
5.000%	11/25/22	—(r	)	26
MASTR Asset Securitization Trust,
Series 2004-P07, Class A6, 144A
5.500%	12/27/33	15		14,693
Series 2006-03, Class 30PO, PO
3.713%(s)	10/25/36	70		46,451
Merrill Lynch Mortgage Investors Trust,
Series 2004-HB01, Class A3
1.837%(cc)	04/25/29	38		37,516

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Nomura Resecuritization Trust,
Series 2015-02R, Class 4A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
0.462%(c)	12/26/36	22	$21,617
PHH Mortgage Trust,
Series 2008-CIM02, Class 5A1
6.000%	07/25/38	16	16,681
Prime Mortgage Trust,
Series 2004-CL01, Class 1A1
6.000%	02/25/34	69	71,360
RFMSI Trust,
Series 2006-S09, Class A1
6.250%	09/25/36	36	35,122
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-22A, Class 3A
2.221%(cc)	06/25/33	13	13,556
Verus Securitization Trust,
Series 2019-INV02, Class B1, 144A
4.452%(cc)	07/25/59	100	100,704
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2003-S01, Class A5
5.500%	04/25/33	67	68,313
Series 2005-07, Class 1A2, 1 Month LIBOR + 0.450% (Cap 9.500%, Floor 0.450%)
0.552%(c)	09/25/35	7	5,728

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $21,329,078)			22,239,647

SOVEREIGN BONDS — 0.5%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
3.375%	08/20/50	200	200,074
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
2.450%	01/31/31(a)	760	754,811
2.550%	01/27/32	390	388,721
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.000%	01/30/30	600	546,332
3.125%	04/15/31	2,378	2,143,001
4.000%	02/26/24	200	206,412
4.125%	05/15/51(a)	790	641,753
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.500%	02/14/50(a)	890	922,866
6.625%	02/17/37	490	685,367
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.659%	05/24/31(a)	3,101	3,023,400
3.250%	04/16/30(a)	2,630	2,703,963
3.750%	01/11/28(a)	1,185	1,275,107
3.771%	05/24/61(a)	1,703	1,568,656
4.280%	08/14/41	1,000	1,038,114
4.600%	02/10/48(a)	550	586,815
4.750%	04/27/32	200	226,180

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.870%	07/23/60	600		$600,078
4.500%	04/01/56	200		220,295
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes
4.325%	05/28/25	1,320		1,445,833
4.550%	03/29/26	1,250		1,401,164
Sr. Unsec’d. Notes, 144A
3.800%	06/23/50	200		210,119
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31	1,900		1,891,757
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.400%	04/16/50	940		1,171,661
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
3.750%	01/21/55	920		988,253
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	01/23/31	10		11,520
4.975%	04/20/55	100		131,250

TOTAL SOVEREIGN BONDS (cost $25,683,507)				24,983,502

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.1%
Federal Home Loan Mortgage Corp.
2.000%	03/01/51	44,077		43,980,558
3.000%	05/01/42	40		42,663
3.000%	07/01/42	6		6,781
3.000%	08/01/42	8		8,791
3.000%	08/01/42	11		11,557
3.000%	08/01/42	56		59,338
3.000%	10/01/42	9		9,021
3.000%	10/01/42	26		26,689
3.000%	12/01/42	10		10,948
3.000%	01/01/43	68		72,037
3.000%	02/01/43	83		87,243
3.000%	02/01/43	222		234,338
3.000%	03/01/43	539		572,466
3.000%	03/01/43	546		579,604
3.000%	06/01/43	538		567,321
3.000%	09/01/49	3,639		3,835,706
3.000%	07/01/50	1,122		1,166,444
3.000%	12/01/50	4,769		5,026,783
4.000%	01/01/32	248		267,985
4.000%	02/01/41	9		9,355
4.000%	02/01/41	13		13,799
4.000%	10/01/42	179		195,278
4.500%	08/01/48	1,433		1,574,117
5.000%	04/01/33	9		9,264
5.000%	08/01/33	1		860
5.000%	08/01/33	129		145,397
5.000%	09/01/33	—(r	)	346
5.000%	09/01/33	2		2,418
5.000%	10/01/33	—(r	)	439
5.000%	04/01/34	1		658

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	11/01/34	3		$3,681
5.000%	12/01/34	53		59,423
5.000%	12/01/34	83		92,542
5.000%	07/01/35	1		659
5.000%	11/01/35	—(r	)	493
5.000%	04/01/37	93		105,736
5.000%	01/01/39	19		21,587
5.000%	04/01/39	140		158,587
5.000%	07/01/39	12		13,186
5.000%	03/01/49	81		87,938
5.000%	03/01/49	509		557,392
5.000%	11/01/49	973		1,060,896
5.500%	01/01/33	33		36,638
5.500%	06/01/35	128		145,899
6.000%	09/01/35	64		74,035
6.000%	12/01/36	35		40,555
6.500%	05/01/25	3		3,182
6.500%	08/01/27	70		77,635
6.500%	01/01/29	21		22,481
6.500%	05/01/36	27		32,172
6.500%	09/01/36	17		20,352
6.500%	05/01/37	56		64,681
7.000%	11/01/37	147		177,037
8.000%	02/01/38	88		96,273
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate CMT + 2.135% (Cap 10.643%, Floor 2.135%)
2.198%(c)	10/01/36	23		24,513
Federal National Mortgage Assoc.
1.500%	TBA	13,635		13,671,488
2.000%	TBA	50,190		50,035,359
2.000%	01/01/37	13,440		13,772,013
2.000%	03/01/51	17,844		17,805,168
2.410%	11/01/29	1,921		2,009,512
2.500%	TBA	5,430		5,612,535
2.500%	TBA	28,700		29,280,865
2.500%	09/01/50	3,083		3,172,390
3.000%	TBA	8,160		8,453,460
3.000%	11/01/42	12		12,887
3.000%	12/01/42	13		13,400
3.000%	12/01/42	14		14,944
3.000%	12/01/42	23		24,914
3.000%	12/01/42	32		33,757
3.000%	12/01/42	32		34,281
3.000%	12/01/42	46		48,761
3.000%	12/01/42	116		122,423
3.000%	12/01/42	487		513,829
3.000%	01/01/43	9		8,973
3.000%	01/01/43	9		9,695
3.000%	01/01/43	12		12,934
3.000%	01/01/43	12		13,043
3.000%	01/01/43	12		13,057
3.000%	01/01/43	13		13,990
3.000%	01/01/43	13		14,094
3.000%	01/01/43	14		14,550
3.000%	01/01/43	21		21,962
3.000%	01/01/43	22		23,818
3.000%	01/01/43	36		38,640
3.000%	01/01/43	46		49,407

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/01/43	60	$64,429
3.000%	01/01/43	126	134,272
3.000%	03/01/43	13	13,548
3.000%	03/01/43	16	17,204
3.000%	03/01/43	118	125,666
3.000%	03/01/43	294	313,519
3.000%	03/01/43	899	957,993
3.000%	04/01/43	32	33,946
3.000%	04/01/43	44	46,444
3.000%	04/01/43	71	75,744
3.000%	04/01/43	132	140,601
3.000%	04/01/43	149	158,738
3.000%	04/01/43	155	165,261
3.000%	04/01/43	1,114	1,186,900
3.000%	05/01/43	53	56,971
3.000%	05/01/43	57	60,439
3.000%	05/01/43	141	149,897
3.000%	05/01/43	272	289,978
3.000%	05/01/43	277	295,422
3.000%	05/01/43	555	590,665
3.000%	03/01/44	664	701,745
3.000%	07/01/49	610	638,661
3.000%	10/01/49	772	814,133
3.000%	07/01/50	582	605,030
3.000%	08/01/50	1,260	1,310,229
3.250%	08/01/34	964	1,070,098
3.340%	11/01/30	654	723,197
3.500%	10/01/32	508	539,570
4.000%	11/01/45	256	276,566
4.000%	03/01/46	76	82,577
4.000%	03/01/46	76	83,106
4.000%	06/01/46	97	104,733
4.000%	08/01/46	24	25,951
4.000%	10/01/46	33	35,763
4.000%	10/01/46	180	194,371
4.000%	12/01/47	537	584,993
4.000%	01/01/48	1,259	1,376,787
4.000%	02/01/48	355	387,827
4.000%	02/01/48	933	1,019,939
4.000%	06/01/48	713	776,085
4.000%	06/01/48	824	899,120
4.000%	07/01/48	248	268,300
4.000%	07/01/48	287	310,323
4.000%	07/01/48	414	453,523
4.000%	08/01/48	175	186,336
4.500%	07/01/41	120	128,034
4.500%	04/01/44	603	665,656
4.500%	12/01/44	94	101,828
4.500%	06/01/45	581	636,775
4.500%	08/01/45	58	62,807
4.500%	10/01/45	140	152,255
4.500%	11/01/45	90	98,462
4.500%	08/01/46	149	163,544
4.500%	07/01/47	1,107	1,204,218
4.500%	07/01/47	1,323	1,434,351
4.500%	11/01/47	638	694,459
4.500%	09/01/48	780	856,688
5.000%	06/01/23	26	26,621

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	06/01/24	18		$19,559
5.000%	07/01/25	62		64,436
5.000%	09/01/29	55		60,202
5.000%	02/01/35	137		148,992
5.000%	10/01/39	283		321,291
5.000%	01/01/40	718		815,562
5.000%	10/01/43	—(r	)	342
5.000%	05/01/44	142		157,245
5.000%	12/01/44	415		460,812
5.000%	01/01/45	289		319,120
5.000%	06/01/47	28		31,122
5.000%	05/01/48	5		5,586
5.000%	07/01/48	273		297,485
5.000%	11/01/48	3,648		4,076,832
5.000%	02/01/49	7		8,184
5.000%	02/01/49	78		84,882
5.000%	03/01/49	18		19,791
5.000%	11/01/49	103		112,092
5.000%	11/01/49	421		458,519
5.000%	12/01/49	432		471,782
5.000%	01/01/50	470		513,835
5.500%	09/01/23	2		2,029
5.500%	01/01/38	80		89,669
6.000%	01/01/24	20		19,981
6.000%	07/01/24	7		7,120
6.000%	04/01/28	38		41,443
6.000%	05/01/28	28		31,023
6.000%	12/01/32	184		211,596
6.000%	03/01/34	221		253,148
6.000%	04/01/34	24		25,471
6.000%	04/01/35	57		64,849
6.000%	01/01/36	13		15,168
6.000%	08/01/37	71		82,402
6.500%	09/01/22	4		3,628
6.500%	12/01/23	12		12,741
6.500%	09/01/28	34		37,921
6.500%	07/01/36	13		14,159
6.500%	05/01/37	10		11,838
6.500%	07/01/37	14		15,923
6.500%	10/01/38	31		35,944
6.500%	10/01/38	44		50,284
8.000%	12/01/36	306		355,846
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate CMT + 2.375% (Cap 10.750%, Floor 2.375%)
2.451%(c)	09/01/37	46		46,810
Government National Mortgage Assoc.
2.500%	11/20/51	90,216		92,501,128
3.000%	08/20/51	18,778		19,483,577
3.000%	10/20/51	21,548		22,354,715
3.000%	11/20/51	5,375		5,578,794
3.500%	01/20/52	8,050		8,455,041
4.000%	02/20/41	4		3,833
4.000%	10/20/41	1		923
4.000%	11/20/41	5		5,954
4.000%	04/20/42	3		3,195
4.000%	10/20/42	2		2,016
4.000%	08/20/43	29		31,289
4.000%	03/20/44	3		2,986

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.000%	05/20/44	3	$3,632
4.000%	11/20/44	234	253,163
4.000%	05/20/45	25	26,727
4.000%	06/20/45	350	378,584
4.000%	07/20/45	1,109	1,198,553
4.500%	02/20/50	599	634,139
4.500%	03/20/50	1,059	1,117,141
4.500%	04/20/50	2,078	2,192,085
5.000%	07/15/40	134	150,735
5.000%	07/20/49	317	341,872
5.500%	11/15/32	15	16,737
5.500%	11/15/32	28	31,481
5.500%	01/15/33	21	23,272
5.500%	02/15/33	48	54,074
5.500%	03/15/33	25	28,511
5.500%	03/15/33	27	30,401
5.500%	07/15/33	23	25,796
5.500%	07/15/33	31	34,371
5.500%	08/15/33	18	19,389
5.500%	09/15/33	14	15,545
5.500%	04/15/34	20	22,365
5.500%	05/15/34	14	15,629
5.500%	09/15/34	36	40,557
5.500%	09/15/34	185	211,559
5.500%	12/15/34	235	270,455
5.500%	01/15/35	149	171,375
6.000%	08/15/36	898	1,042,237
6.000%	09/20/36	31	33,987
6.000%	09/20/38	49	55,076
6.500%	10/15/23	3	3,407
6.500%	01/15/33	79	91,614
6.500%	01/20/39	17	17,173
6.500%	10/20/39	75	85,143
6.500%	10/20/39	106	121,565
6.500%	12/20/40	284	321,335
7.000%	10/20/38	125	146,935
7.000%	12/20/38	51	60,766
7.500%	01/20/35	51	56,026
8.000%	05/20/32	206	227,331

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $397,791,480)			398,805,082

U.S. TREASURY OBLIGATIONS — 19.0%
U.S. Treasury Bonds
1.125%	08/15/40	15,800	13,787,969
1.250%	05/15/50	12,405	10,546,188
1.375%	11/15/40	8,747	7,965,237
1.375%	08/15/50	850	745,344
1.875%	02/15/41	63,410	62,726,361
1.875%	02/15/51	53,170	52,671,531
1.875%	11/15/51	8,490	8,436,938
2.000%	11/15/41	14,200	14,357,531
2.375%	05/15/51	100	110,578
3.750%	08/15/41	4,180	5,458,166
U.S. Treasury Notes
0.125%	01/31/23	10,480	10,443,975
0.125%	02/28/23	57,041	56,811,499
0.125%	03/31/23	21,790	21,683,604

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
0.125%	04/30/23	39,060	$38,843,339
0.125%	05/31/23	16,200	16,100,016
0.250%	03/15/24	47,768	47,197,023
0.250%	05/15/24	19,200	18,939,000
0.250%	06/15/24	8,230	8,109,122
0.375%	04/15/24	89,830	88,931,700
0.375%	01/31/26	62,580	60,565,706
0.500%	11/30/23	33,040	32,914,809
0.500%	02/28/26	14,268	13,866,713
0.625%	07/31/26	9,261	9,008,493
0.750%	03/31/26	24,900	24,433,125
0.750%	04/30/26	23,070	22,619,414
0.750%	05/31/26	40,750	39,928,633
0.750%	01/31/28	43,550	41,937,289
0.875%	09/30/26	2,360	2,319,069
1.000%	12/15/24	20,220	20,242,116
1.000%	07/31/28	3,317	3,230,447
1.125%	02/29/28(a)	28,935	28,525,841
1.125%	08/31/28	2,390	2,344,814
1.125%	02/15/31	32,709	31,748,173
1.250%	03/31/28	2,470	2,448,966
1.250%	04/30/28	20,940	20,756,775
1.250%	05/31/28	12,540	12,421,458
1.250%	06/30/28	9,490	9,395,841
1.250%	09/30/28	8,690	8,590,880
1.250%	08/15/31	947	926,136
1.375%	01/31/22(k)	45,133	45,173,549
1.375%	10/31/28	3,700	3,686,125
1.375%	11/15/31	7,980	7,880,250
1.500%	11/30/28	5,870	5,894,764

TOTAL U.S. TREASURY OBLIGATIONS (cost $935,015,234)			934,724,507

TOTAL LONG-TERM INVESTMENTS (cost $4,295,011,732)			4,516,138,830

		Shares

SHORT-TERM INVESTMENTS — 13.6%
AFFILIATED MUTUAL FUNDS — 12.6%
PGIM Core Ultra Short Bond Fund(wa)		457,242,578	457,242,578
PGIM Institutional Money Market Fund (cost $163,431,726; includes $163,416,508 of cash collateral for securities on loan)(b)(wa)		163,538,103	163,423,626

TOTAL AFFILIATED MUTUAL FUNDS (cost $620,674,304)			620,666,204

Interest Rate	Maturity Date	Principal Amount (000)#

CERTIFICATES OF DEPOSIT — 0.1%
Lloyds Bank Corp. Markets PLC
0.240%	02/22/22	696	696,122
0.220%	09/15/22	1,400	1,398,117

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CERTIFICATES OF DEPOSIT (continued)
Svenska Handelsbanken AB
0.245%	03/16/22	2,453	$2,453,458

TOTAL CERTIFICATES OF DEPOSIT (cost $4,549,025)			4,547,697

COMMERCIAL PAPER(n) — 0.7%
Barclays Bank PLC
0.300%	02/11/22	420	419,937
0.301%	02/09/22	381	380,945
BP Capital Markets PLC
0.301%	01/11/22	255	254,990
Citigroup Global Markets, Inc.
0.402%	11/17/22	994	989,958
Enbridge, Inc.
0.310%	04/04/22	1,640	1,638,274
0.481%	03/21/22	250	249,791
Enel Finance America LLC
0.402%	09/27/22	1,600	1,592,800
0.539%	06/12/22	250	249,404
ENI Finance USA, Inc.
0.452%	03/04/22	500	499,732
First Abu Dhabi Bank PJSC
0.251%	06/29/22	4,588	4,580,659
HSBC USA, Inc.
0.311%	04/01/22	1,700	1,698,535
KEB Hana Bank
0.180%	03/18/22	1,000	999,606
Macquarie Bank Ltd.
0.251%	05/06/22	2,200	2,197,736
Mitsubishi HC Capital America, Inc.
0.400%	01/18/22	1,817	1,816,748
0.410%	01/07/22	1,600	1,599,938
NatWest Markets PLC
0.301%	04/22/22	1,100	1,098,744
Nutrien Ltd.
0.230%	02/14/22	1,200	1,199,498
Parker-Hannifin Corp.
0.350%	01/27/22	2,050	2,049,605
Royal Bank of Canada
0.482%	09/15/22	4,000	3,988,820
Societe Generale SA
0.271%	03/03/22	1,500	1,499,711
Telstra Corp. Ltd.
0.251%	03/21/22	1,550	1,549,139
0.281%	02/07/22	3,000	2,999,506
Westpac Securities NZ Ltd.
0.523%	11/25/22	2,300	2,291,193

TOTAL COMMERCIAL PAPER (cost $35,845,185)			35,845,269

CORPORATE BOND — 0.0%
Electric
Pacific Gas & Electric Co.,
First Mortgage, SOFR + 1.150%
1.200%(c)	11/14/22	400,000	403,944

(cost $400,000)

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(n) — 0.2%
U.S. Treasury Bills
0.025%	01/27/22	5,120	$5,119,906
0.027%	01/06/22	50	50,000
0.042%	02/10/22(k)	1,511	1,510,948
0.075%	02/24/22	1,500	1,499,923

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,180,668)			8,180,777

TOTAL SHORT-TERM INVESTMENTS (cost $669,649,182)			669,643,891

TOTAL INVESTMENTS—105.6% (cost $4,964,660,914)			5,185,782,721
Liabilities in excess of other assets(z) — (5.6)%			(273,897,679)

NET ASSETS — 100.0%			$4,911,885,042

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,479,307 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $159,983,044; cash collateral of $163,416,508 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
201	2 Year U.S. Treasury Notes	Mar. 2022	$43,852,547	$ (45,931)
340	20 Year U.S. Treasury Bonds	Mar. 2022	54,548,750	296,574
122	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	24,049,250	149,831
798	Euro STOXX 50 Index	Mar. 2022	38,952,924	1,366,373
2,287	Mini MSCI EAFE Index	Mar. 2022	265,497,830	7,399,620
42	Mini MSCI Emerging Markets Index	Mar. 2022	2,575,230	4,848
1,819	S&P 500 E-Mini Index	Mar. 2022	432,785,575	9,032,380
419	TOPIX Index	Mar. 2022	72,559,158	70,119

				18,273,814

Short Positions:
51	5 Year U.S. Treasury Notes	Mar. 2022	6,169,805	13,445
832	10 Year U.S. Treasury Notes	Mar. 2022	108,550,000	(727,029)
661	10 Year U.S. Ultra Treasury Notes	Mar. 2022	96,795,187	(983,583)
3,451	Mini MSCI Emerging Markets Index	Mar. 2022	211,598,065	(2,059,009)
223	Russell 2000 E-Mini Index	Mar. 2022	25,007,220	(740,680)
277	S&P Mid Cap 400 E-Mini Index	Mar. 2022	78,604,290	(2,596,242)

				(7,093,098)

				$11,180,716

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/31/22	Barclays Bank PLC	AUD	13,844	$10,391,275	$10,073,187	$ —	$ (318,088)
British Pound,
Expiring 01/31/22	Merrill Lynch International	GBP	5,534	7,627,841	7,489,447	—	(138,394)
Expiring 01/31/22	Merrill Lynch International	GBP	880	1,169,639	1,190,925	21,286	—
Expiring 01/31/22	Royal Bank of Canada	GBP	1,130	1,498,745	1,529,485	30,740	—
Expiring 01/31/22	Royal Bank of Canada	GBP	556	739,511	753,163	13,652	—
Canadian Dollar,
Expiring 01/31/22	Merrill Lynch International	CAD	16,623	13,435,971	13,140,888	—	(295,083)
Danish Krone,
Expiring 01/04/22	State Street Bank & Trust Company	DKK	3,516	535,124	538,285	3,161	—
Euro,
Expiring 01/31/22	Barclays Bank PLC	EUR	2,850	3,221,836	3,247,181	25,345	—
Expiring 01/31/22	Merrill Lynch International	EUR	1,823	2,129,634	2,077,175	—	(52,459)
Expiring 01/31/22	State Street Bank & Trust Company	EUR	4,994	5,789,474	5,688,746	—	(100,728)
Hong Kong Dollar,
Expiring 02/04/22	Royal Bank of Canada	HKD	32,812	4,220,602	4,208,197	—	(12,405)
Japanese Yen,
Expiring 01/31/22	Royal Bank of Canada	JPY	3,477,022	30,542,789	30,234,445	—	(308,344)
Swedish Krona,
Expiring 01/31/22	Merrill Lynch International	SEK	8,034	880,742	889,347	8,605	—
Swiss Franc,
Expiring 01/31/22	Barclays Bank PLC	CHF	7,578	8,257,864	8,323,132	65,268	—
Expiring 01/31/22	Royal Bank of Canada	CHF	1,059	1,147,233	1,163,172	15,939	—
Expiring 01/31/22	Royal Bank of Canada	CHF	743	804,350	816,089	11,739	—

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/31/22	Royal Bank of Canada	CHF	477	$519,446	$523,649	$4,203	$—

				$92,912,076	$91,886,513	199,938	(1,225,501)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Danish Krone,
Expiring 01/31/22	Merrill Lynch International	DKK	9,405	$1,429,720	$1,440,783	$—	$(11,063)
Expiring 01/31/22	State Street Bank & Trust Company	DKK	64,559	10,096,853	9,889,892	206,961	—
Expiring 01/31/22	State Street Bank & Trust Company	DKK	3,516	535,424	538,590	—	(3,166)
Euro,
Expiring 01/31/22	Merrill Lynch International	EUR	2,786	3,153,528	3,174,295	—	(20,767)
Expiring 01/31/22	Royal Bank of Canada	EUR	2,268	2,558,229	2,583,403	—	(25,174)
Expiring 01/31/22	Royal Bank of Canada	EUR	1,213	1,374,044	1,381,586	—	(7,542)
Expiring 01/31/22	Royal Bank of Canada	EUR	908	1,029,613	1,034,416	—	(4,803)
Expiring 01/31/22	State Street Bank & Trust Company	EUR	26,539	30,886,970	30,233,544	653,426	—
Expiring 01/31/22	State Street Bank & Trust Company	EUR	2,939	3,323,064	3,348,108	—	(25,044)
Expiring 01/31/22	State Street Bank & Trust Company	EUR	2,795	3,243,439	3,183,648	59,791	—
Expiring 01/31/22	State Street Bank & Trust Company	EUR	2,647	2,996,537	3,015,061	—	(18,524)
Expiring 01/31/22	State Street Bank & Trust Company	EUR	909	1,029,754	1,035,885	—	(6,131)
Japanese Yen,
Expiring 01/31/22	Royal Bank of Canada	JPY	79,687	702,071	692,915	9,156	—
Singapore Dollar,
Expiring 01/31/22	Barclays Bank PLC	SGD	894	655,382	663,618	—	(8,236)
Expiring 01/31/22	Barclays Bank PLC	SGD	708	521,154	525,407	—	(4,253)
Expiring 01/31/22	Barclays Bank PLC	SGD	703	519,002	521,498	—	(2,496)
Expiring 01/31/22	Royal Bank of Canada	SGD	1,321	967,234	979,881	—	(12,647)
Expiring 01/31/22	Royal Bank of Canada	SGD	1,197	884,105	888,188	—	(4,083)
Expiring 01/31/22	Royal Bank of Canada	SGD	734	536,569	544,636	—	(8,067)
Expiring 01/31/22	State Street Bank & Trust Company	SGD	1,535	1,127,667	1,139,194	—	(11,527)
Swedish Krona,
Expiring 01/31/22	Citibank, N.A.	SEK	47,424	5,511,978	5,249,495	262,483	—

				$73,082,337	$72,064,043	1,191,817	(173,523)

						$1,391,755	$(1,399,024)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Buy Protection(1):
ABX.HE.AAA	05/25/46	0.110%(Q)	190	$(628)	$—	$(628)	Barclays Bank PLC
ABX.HE.AAA	05/25/46	0.110%(Q)	170	(562)	—	(562)	Credit Suisse International
ABX.HE.AAA	05/25/46	0.110%(Q)	150	(496)	—	(496)	Bank of America, N.A.
ABX.HE.AAA	05/25/46	0.110%(Q)	90	(298)	—	(298)	Credit Suisse International
ABX.HE.AAA	05/25/46	0.110%(M)	70	(231)	—	(231)	Bank of America, N.A.
CMBX.NA.BBB-	02/17/51	5.000%(M)	350	61	—	61	Citibank, N.A.

				$(2,154)	$—	$(2,154)

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$61	$(2,215)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Goldman Sachs & Co. LLC	$791,000	$33,367,770

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$1,256,497,006	$525,574,072	$483,064
Preferred Stocks	—	8,977,583	685,998
Warrants	2,590	379,794	13,514
Asset-Backed Securities
Automobiles	—	25,036,047	—

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities (continued)
Collateralized Loan Obligation	$—	$902,807	$—
Credit Cards	—	2,353,961	—
Equipment	—	841,868	—
Home Equity Loans	—	215,300	—
Other	—	1,548,615	—
Residential Mortgage-Backed Securities	—	531,745	—
Student Loans	—	3,446,171	—
Bank Loans	—	797,265	296,088
Certificates of Deposit	—	2,297,313	—
Commercial Mortgage-Backed Securities	—	38,186,108	—
Corporate Bonds	—	1,254,646,513	643
Municipal Bonds	—	11,672,027	—
Residential Mortgage-Backed Securities	—	22,239,647	—
Sovereign Bonds	—	24,983,502	—
U.S. Government Agency Obligations	—	398,805,082	—
U.S. Treasury Obligations	—	934,724,507	—
Short-Term Investments
Affiliated Mutual Funds	620,666,204	—	—
Certificates of Deposit	—	4,547,697	—
Commercial Paper	—	35,845,269	—
Corporate Bond	—	403,944	—
U.S. Treasury Obligations	—	8,180,777	—

Total	$1,877,165,800	$3,307,137,614	$1,479,307

Other Financial Instruments*
Assets
Futures Contracts	$18,333,190	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,391,755	—
OTC Credit Default Swap Agreement	—	61	—

Total	$18,333,190	$1,391,816	$—

Liabilities
Futures Contracts	$(7,152,474)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,399,024)	—
OTC Credit Default Swap Agreements	—	(2,215)	—

Total	$(7,152,474)	$(1,401,239)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	19.2%
Affiliated Mutual Funds (3.3% represents investments purchased with collateral from securities on loan)	12.6
Banks	12.2
U.S. Government Agency Obligations	8.1
Electric	2.4
Insurance	2.3
Pharmaceuticals	2.2
Software	2.2
Semiconductors & Semiconductor Equipment	2.2
Technology Hardware, Storage & Peripherals	1.3

Interactive Media & Services	1.3%
Machinery	1.2
Beverages	1.2
Automobiles	1.2
Biotechnology	1.2
Media	1.2
Internet & Direct Marketing Retail	1.1
Diversified Financial Services	1.1
Capital Markets	1.1
Oil, Gas & Consumable Fuels	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

IT Services	1.0%
Telecommunications	1.0
Equity Real Estate Investment Trusts (REITs)	1.0
Pipelines	1.0
Auto Manufacturers	0.9
Health Care Providers & Services	0.9
Aerospace & Defense	0.9
Health Care Equipment & Supplies	0.8
Healthcare-Services	0.8
Textiles, Apparel & Luxury Goods	0.8
Commercial Mortgage-Backed Securities	0.8
Oil & Gas	0.8
Specialty Retail	0.8
Commercial Paper	0.7
Electric Utilities	0.7
Hotels, Restaurants & Leisure	0.7
Road & Rail	0.6
Chemicals	0.6
Household Durables	0.5
Food Products	0.5
Sovereign Bonds	0.5
Metals & Mining	0.5
Professional Services	0.5
Residential Mortgage-Backed Securities	0.5
Electrical Equipment	0.5
Building Products	0.5
Semiconductors	0.4
Life Sciences Tools & Services	0.4
Electronic Equipment, Instruments & Components	0.4
Real Estate Investment Trusts (REITs)	0.4
Construction & Engineering	0.4
Retail	0.4
Transportation	0.4
Mining	0.4
Agriculture	0.4
Commercial Services	0.4
Household Products	0.3
Food & Staples Retailing	0.3
Entertainment	0.3
Airlines	0.3
Computers	0.3
Consumer Finance	0.2
Gas	0.2
Internet	0.2
Municipal Bonds	0.2
Commercial Services & Supplies	0.2
Personal Products	0.2
Air Freight & Logistics	0.2
Containers & Packaging	0.2
Foods	0.2

Trading Companies & Distributors	0.2%
Wireless Telecommunication Services	0.2
Diversified Telecommunication Services	0.2
Home Builders	0.2
Certificates of Deposit	0.2
Multiline Retail	0.1
Savings & Loans	0.1
Machinery-Construction & Mining	0.1
Household Products/Wares	0.1
Multi-Utilities	0.1
Iron/Steel	0.1
Healthcare-Products	0.1
Thrifts & Mortgage Finance	0.1
Communications Equipment	0.1
Distributors	0.1
Miscellaneous Manufacturing	0.1
Real Estate Management & Development	0.1
Construction Materials	0.1
Student Loans	0.1
Industrial Conglomerates	0.1
Diversified Consumer Services	0.1
Leisure Products	0.1
Gas Utilities	0.1
Tobacco	0.1
Auto Parts & Equipment	0.1
Credit Cards	0.1
Transportation Infrastructure	0.0	*
Machinery-Diversified	0.0	*
Holding Companies-Diversified	0.0	*
Other	0.0	*
Investment Companies	0.0	*
Health Care Technology	0.0	*
Environmental Control	0.0	*
Collateralized Loan Obligation	0.0	*
Equipment	0.0	*
Trucking & Leasing	0.0	*
Paper & Forest Products	0.0	*
Auto Components	0.0	*
Oil & Gas Services	0.0	*
Building Materials	0.0	*
Electronics	0.0	*
Home Equity Loans	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Cosmetics/Personal Care	0.0	*

	105.6
Liabilities in excess of other assets	(5.6)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$61		Unrealized depreciation on OTC swap agreements	$2,215
Equity contracts	Due from/to broker-variation margin futures	17,873,340	*	Due from/to broker-variation margin futures	5,395,931	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,391,755		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,399,024
Interest rate contracts	Due from/to broker-variation margin futures	459,850	*	Due from/to broker-variation margin futures	1,756,543	*

		$19,725,006			$8,553,713

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$618
Equity contracts	—	120,408,529	—	—
Foreign exchange contracts	—	—	304,019	—
Interest rate contracts	(83,406)	(19,800,797)	—	—

Total	$(83,406)	$100,607,732	$304,019	$618

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(19,063)
Equity contracts	7,316,869	—	—
Foreign exchange contracts	—	330,435	—
Interest rate contracts	(547,046)	—	—

Total	$6,769,823	$330,435	$(19,063)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)

$16,681	$796,478,454	$444,859,570	$119,155,917

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Credit Default Swap Agreements— Buy Protection(2)

$105,632,132	$9,147,085	$2,808,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$159,983,044	$(159,983,044)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.	$—	$(727)	$(727)	$—	$(727)
Barclays Bank PLC	90,613	(333,701)	(243,088)	—	(243,088)
Citibank, N.A.	262,544	—	262,544	—	262,544
Credit Suisse International	—	(860)	(860)	—	(860)
Merrill Lynch International	29,891	(517,766)	(487,875)	—	(487,875)
Royal Bank of Canada	85,429	(383,065)	(297,636)	—	(297,636)
State Street Bank & Trust Company	923,339	(165,120)	758,219	—	758,219

	$1,391,816	$(1,401,239)	$(9,423)	$—	$(9,423)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2021	STATEMENT OF OPERATIONS Year Ended December 31, 2021

ASSETS
Investments at value, including securities on loan of $159,983,044:
Unaffiliated investments (cost $4,343,986,610)	$4,565,116,517
Affiliated investments (cost $620,674,304)	620,666,204
Foreign currency, at value (cost $182,780)	185,349
Cash	36,749
Dividends and interest receivable	13,275,653
Receivable for investments sold	10,653,375
Due from broker-variation margin futures	8,746,812
Tax reclaim receivable	3,354,262
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,391,755
Deposit with broker for centrally cleared/exchange-traded derivatives	791,000
Receivable from affiliate	8,089
Receivable for Portfolio shares sold	1,771
Unrealized appreciation on OTC swap agreements	61
Prepaid expenses and other assets	159,670

Total Assets	5,224,387,267

LIABILITIES
Payable to broker for collateral for securities on loan	163,416,508
Payable for investments purchased	143,840,574
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,399,024
Management fee payable	1,263,343
Payable to affiliate	1,172,198
Accrued expenses and other liabilities	661,540
Payable for Portfolio shares purchased	480,133
Distribution fee payable	134,726
Foreign capital gains tax liability accrued	129,213
Trustees’ fees payable	2,300
Unrealized depreciation on OTC swap agreements	2,215
Affiliated transfer agent fee payable	451

Total Liabilities	312,502,225

NET ASSETS	$4,911,885,042

Net assets were comprised of:
Partners’ Equity	$4,911,885,042

Net asset value and redemption price per share, $4,911,885,042 / 196,575,928 outstanding shares of beneficial interest	$24.99

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $3,900 foreign withholding tax)	$43,704,573
Unaffiliated dividend income (net of $1,724,822 foreign withholding tax, of which $183,997 is reimbursable by an affiliate)	26,000,526
Affiliated dividend income	700,875
Income from securities lending, net (including affiliated income of $218,740)	315,184

Total income	70,721,158

EXPENSES
Management fee	35,195,720
Distribution fee	11,640,094
Custodian and accounting fees	531,027
Audit fee	78,700
Trustees’ fees	73,050
Legal fees and expenses	38,832
Shareholders’ reports	26,833
Transfer agent’s fees and expenses (including affiliated expense of $3,029)	7,399
Miscellaneous	117,416

Total expenses	47,709,071
Less: Fee waiver and/or expense reimbursement	(4,975,250)

Net expenses	42,733,821

NET INVESTMENT INCOME (LOSS)	27,987,337

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(127,960)) (net of foreign capital gains taxes $(148,838))	441,746,543
Futures transactions	100,607,732
Forward and cross currency contract transactions	304,019
Swap agreements transactions	618
Foreign currency transactions	1,011,921

543,670,833

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $9,741) (net of change in foreign capital gains taxes $(129,213))	(267,121,875)
Futures	6,769,823
Forward and cross currency contracts	330,435
Swap agreements	(19,063)
Foreign currencies	(118,453)

(260,159,133)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	283,511,700

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$311,499,037

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$27,987,337	$23,156,571
Net realized gain (loss) on investment and foreign currency transactions	543,670,833	95,270,051
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(260,159,133)	94,884,611

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	311,499,037	213,311,233

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [451,704 and 44,163,073 shares, respectively]	10,930,420	829,472,168
Portfolio shares issued in merger [120,759,358 and 0 shares, respectively]	2,868,034,747	—
Portfolio shares purchased [23,380,869 and 55,450,650 shares, respectively]	(565,060,240)	(1,044,537,020)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	2,313,904,927	(215,064,852)

TOTAL INCREASE (DECREASE)	2,625,403,964	(1,753,619)
NET ASSETS:
Beginning of year	2,286,481,078	2,288,234,697

End of year	$4,911,885,042	$2,286,481,078

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 85.7%
COMMON STOCKS — 73.5%
Aerospace & Defense — 1.0%
AeroVironment, Inc.*	3,000	$186,090
Airbus SE (France)*	56,413	7,225,900
Astrotech Corp.*	7,086	4,818
Axon Enterprise, Inc.*	3,600	565,200
CAE, Inc. (Canada)*	16,800	423,802
Dassault Aviation SA (France)	46,294	5,011,019
HEICO Corp. (Class A Stock)	4,574	587,850
Hexcel Corp.*(a)	9,910	513,338
Howmet Aerospace, Inc.	47,135	1,500,307
Leonardo SpA (Italy)*	184,343	1,313,368
Meggitt PLC (United Kingdom)*	133,016	1,326,548
Mercury Systems, Inc.*	3,500	192,710
Montana Aerospace AG (Germany), 144A*	22,936	853,201
Northrop Grumman Corp.	8,084	3,129,074
Rolls-Royce Holdings PLC (United Kingdom)*	1,618,623	2,692,502
Spirit AeroSystems Holdings, Inc. (Class A Stock)	14,367	619,074
Thales SA (France)	104,976	8,930,415

		35,075,216

Air Freight & Logistics — 0.3%
GXO Logistics, Inc.*	5,400	490,482
United Parcel Service, Inc. (Class B Stock)	43,938	9,417,671

		9,908,153

Airlines — 0.0%
Air Arabia PJSC (United Arab Emirates)*	764,698	301,649
Allegiant Travel Co.*	800	149,632
JetBlue Airways Corp.*	29,500	420,080
Spirit Airlines, Inc.*	6,500	142,025

		1,013,386

Auto Components — 0.5%
Autel Intelligent Technology Corp. Ltd. (China) (Class A Stock)	67,961	848,386
Autoliv, Inc. (Sweden)	6,130	633,903
Bridgestone Corp. (Japan)	41,200	1,773,110
CIE Automotive SA (Spain)	12,249	380,926
Fuyao Glass Industry Group Co. Ltd. (China) (Class A Stock)	62,446	462,551
Gentex Corp.(a)	15,162	528,396
Huayu Automotive Systems Co. Ltd. (China) (Class A Stock)	275,000	1,222,627
Kendrion NV (Netherlands)	6,623	158,362
Lear Corp.	3,560	651,302
Magna International, Inc. (Canada)	21,458	1,736,811
Musashi Seimitsu Industry Co. Ltd. (Japan)	35,300	589,250
NGK Spark Plug Co. Ltd. (Japan)	23,200	404,438
Nifco, Inc. (Japan)	10,800	338,749
Nippon Seiki Co. Ltd. (Japan)	37,600	380,065
Stanley Electric Co. Ltd. (Japan)	138,100	3,459,130
Tenneco, Inc. (Class A Stock)*	37,700	426,010

	Shares	Value

COMMON STOCKS (continued)
Auto Components (cont’d.)
Toyo Tire Corp. (Japan)	36,600	$571,093
Valeo (France)	39,473	1,193,264
Veoneer, Inc. (Sweden)*(a)	12,030	426,824
Zhejiang Shuanghuan Driveline Co. Ltd. (China) (Class A Stock)	238,300	1,033,789

		17,218,986

Automobiles — 0.9%
Daimler AG (Germany)	35,605	2,735,590
General Motors Co.*	63,658	3,732,268
Knaus Tabbert AG (Germany)	5,613	353,006
Lucid Group, Inc.*(a)	10,082	383,620
Maruti Suzuki India Ltd. (India)	17,738	1,769,959
Rivian Automotive, Inc. (Class A Stock)*(a)	36,258	3,759,592
Stellantis NV	126,477	2,403,141
Suzuki Motor Corp. (Japan)	41,800	1,609,081
Tesla, Inc.*	10,597	11,198,698
Toyota Motor Corp. (Japan)	340,000	6,241,170

		34,186,125

Banks — 3.3%
Axis Bank Ltd. (India)*	345,153	3,143,945
Banco Bilbao Vizcaya Argentaria SA (Spain)	436,033	2,589,063
Banco Comercial Portugues SA (Portugal) (Class R Stock)*	3,978,331	638,359
Bank Central Asia Tbk PT (Indonesia)	7,763,100	3,988,827
Bank of America Corp.	485,760	21,611,462
BankUnited, Inc.	17,200	727,732
BAWAG Group AG (Austria), 144A*	79,551	4,892,279
BNP Paribas SA (France)	70,251	4,859,032
Capitec Bank Holdings Ltd. (South Africa)	16,902	2,162,889
Eagle Bancorp, Inc.	9,630	561,814
East West Bancorp, Inc.	36,555	2,876,147
Erste Group Bank AG (Austria)	83,269	3,916,017
FinecoBank Banca Fineco SpA (Italy)	51,240	895,388
First Business Financial Services, Inc.	18,288	533,461
First Citizens BancShares, Inc. (Class A Stock)(a)	720	597,485
First Internet Bancorp	3,928	184,773
Fukuoka Financial Group, Inc. (Japan)	19,600	335,750
Hilltop Holdings, Inc.	13,200	463,848
Home BancShares, Inc.	29,180	710,533
HSBC Holdings PLC (United Kingdom)	249,514	1,515,098
ICICI Bank Ltd. (India), ADR(a)	103,084	2,040,032
ING Groep NV (Netherlands)	505,564	7,066,631
JPMorgan Chase & Co.	50,085	7,930,960
KBC Group NV (Belgium)	29,171	2,521,171
Kotak Mahindra Bank Ltd. (India)	49,494	1,194,587
Lloyds Banking Group PLC (United Kingdom)	4,478,310	2,899,914
Mitsubishi UFJ Financial Group, Inc. (Japan)	542,400	2,941,793
National Bank of Canada (Canada)	29,622	2,258,386
Nicolet Bankshares, Inc.*	2,448	209,916
OTP Bank Nyrt (Hungary)*	23,605	1,206,719
Pacific Premier Bancorp, Inc.	4,296	171,969

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Park National Corp.(a)	4,388	$602,516
Pinnacle Financial Partners, Inc.	8,686	829,513
PNC Financial Services Group, Inc. (The)	10,581	2,121,702
Renasant Corp.	14,730	559,004
Sberbank of Russia PJSC (Russia), ADR	103,766	1,661,360
Seacoast Banking Corp. of Florida	20,300	718,417
Shore Bancshares, Inc.	450	9,383
SouthState Corp.	9,690	776,266
Sterling Bancorp	27,938	720,521
Swedbank AB (Sweden) (Class A Stock)	285,186	5,736,956
United Overseas Bank Ltd. (Singapore)	154,700	3,087,376
Webster Financial Corp.	15,002	837,712
Wells Fargo & Co.	260,667	12,506,803
WesBanco, Inc.	17,433	609,981
Western Alliance Bancorp	13,316	1,433,467

		119,856,957

Beverages — 0.8%
Asahi Group Holdings Ltd. (Japan)	59,200	2,303,016
Boston Beer Co., Inc. (The) (Class A Stock)*	293	147,994
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	7,500	85,977
Coca-Cola Co. (The)	149,204	8,834,369
Coca-Cola Consolidated, Inc.	670	414,857
Diageo PLC (United Kingdom)	24,070	1,314,689
Keurig Dr. Pepper, Inc.	129,636	4,778,383
Kirin Holdings Co. Ltd. (Japan)	107,800	1,731,615
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	6,967	2,242,290
National Beverage Corp.(a)	1,420	64,369
PepsiCo, Inc.	33,813	5,873,656
Treasury Wine Estates Ltd. (Australia)	185,762	1,670,725
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	66,000	617,144

		30,079,084

Biotechnology — 1.1%
AbbVie, Inc.	139,536	18,893,174
Abcam PLC (United Kingdom)*	59,796	1,401,776
ACADIA Pharmaceuticals, Inc.*(a)	5,000	116,700
AIM ImmunoTech, Inc.*(a)	116,800	107,456
Alkermes PLC*	22,760	529,398
Alnylam Pharmaceuticals, Inc.*	4,880	827,550
Apellis Pharmaceuticals, Inc.*	2,225	105,198
Argenx SE (Netherlands), ADR*	3,692	1,292,901
Arrowhead Pharmaceuticals, Inc.*	3,400	225,420
BioMarin Pharmaceutical, Inc.*	6,855	605,639
Blueprint Medicines Corp.*	6,850	733,704
Bridgebio Pharma, Inc.*(a)	2,200	36,696
Clovis Oncology, Inc.*(a)	53,700	145,527
Denali Therapeutics, Inc.*	4,200	187,320
Exact Sciences Corp.*(a)	6,454	502,315
Exelixis, Inc.*	16,100	294,308
Fate Therapeutics, Inc.*	6,100	356,911
Genmab A/S (Denmark)*	3,547	1,417,532

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
Genprex, Inc.*	67,800	$88,818
Genus PLC (United Kingdom)	14,830	990,991
Global Blood Therapeutics, Inc.*	6,458	189,026
Harpoon Therapeutics, Inc.*	22,500	169,875
Horizon Therapeutics PLC*	6,500	700,440
IGM Biosciences, Inc.*	3,645	106,908
I-Mab (China), ADR*(a)	9,473	448,925
Immunome, Inc.*(a)	5,700	73,872
Inovio Pharmaceuticals, Inc.*(a)	20,700	103,293
Insmed, Inc.*(a)	15,400	419,496
Intellia Therapeutics, Inc.*	3,300	390,192
Invitae Corp.*(a)	18,400	280,968
Ionis Pharmaceuticals, Inc.*	10,079	306,704
Iovance Biotherapeutics, Inc.*	9,400	179,446
Kodiak Sciences, Inc.*	2,343	198,640
Mirati Therapeutics, Inc.*	3,600	528,084
MorphoSys AG (Germany)*(a)	16,137	611,392
Neurocrine Biosciences, Inc.*	6,028	513,405
Novavax, Inc.*(a)	2,300	329,061
PharmaCyte Biotech, Inc.*(a)	41,700	104,250
Regeneron Pharmaceuticals, Inc.*	1,293	816,555
Regulus Therapeutics, Inc.*	184,600	58,149
Sage Therapeutics, Inc.*	5,070	215,678
Sarepta Therapeutics, Inc.*	3,400	306,170
Scholar Rock Holding Corp.*(a)	3,606	89,573
Seagen, Inc.*	4,088	632,005
TG Therapeutics, Inc.*	13,300	252,700
Turning Point Therapeutics, Inc.*	7,300	348,210
Twist Bioscience Corp.*(a)	5,100	394,689
Ultragenyx Pharmaceutical, Inc.*	14,289	1,201,562
United Therapeutics Corp.*	3,955	854,596
Xencor, Inc.*	4,310	172,917
Zealand Pharma A/S (Denmark)*	17,758	393,744
Zentalis Pharmaceuticals, Inc.*	3,400	285,804

		40,535,663

Building Products — 0.3%
American Woodmark Corp.*	4,340	282,968
Apogee Enterprises, Inc.	10,990	529,168
Armstrong World Industries, Inc.	2,300	267,076
Assa Abloy AB (Sweden) (Class B Stock)	57,970	1,770,045
Astral Ltd. (India)	25,690	789,123
Blue Star Ltd. (India)	27,618	376,811
Carel Industries SpA (Italy), 144A	47,938	1,446,812
Carlisle Cos., Inc.	1,217	301,962
Cornerstone Building Brands, Inc.*	14,412	251,345
Daikin Industries Ltd. (Japan)	2,800	633,456
Genuit Group PLC (United Kingdom)	69,196	548,751
Gibraltar Industries, Inc.*	1,709	113,956
Guangdong Kinlong Hardware Products Co. Ltd. (China) (Class A Stock)	25,700	732,466
Nitto Boseki Co. Ltd. (Japan)(a)	7,100	181,579
Sanwa Holdings Corp. (Japan)	48,100	513,349
Simpson Manufacturing Co., Inc.	6,400	890,048
Trex Co., Inc.*	9,060	1,223,372

		10,852,287

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Capital Markets — 2.8%
Affiliated Managers Group, Inc.	700	$115,157
AJ Bell PLC (United Kingdom)	71,719	368,112
Apollo Global Management, Inc.	10,700	775,001
Ares Management Corp. (Class A Stock)	6,087	494,690
Ashford, Inc.*	2,410	40,127
Avanza Bank Holding AB (Sweden)	25,249	926,770
Blackstone, Inc.	23,100	2,988,909
Blucora, Inc.*	21,700	375,844
Bridgepoint Group PLC (United Kingdom), 144A*	188,818	1,269,893
Charles Schwab Corp. (The)	285,352	23,998,103
CME Group, Inc.	17,996	4,111,366
Coinbase Global, Inc. (Class A Stock)* .	737	185,997
Deutsche Boerse AG (Germany)	23,250	3,887,569
flatexDEGIRO AG (Germany)*	28,684	659,201
Goldman Sachs Group, Inc. (The)	16,570	6,338,853
Greenhill & Co., Inc.	14,848	266,225
Hargreaves Lansdown PLC (United Kingdom)	38,235	700,130
Intermediate Capital Group PLC (United Kingdom)	50,403	1,493,801
Investec PLC (United Kingdom)	185,824	1,007,544
Julius Baer Group Ltd. (Switzerland)	77,140	5,148,855
KKR & Co., Inc.	20,523	1,528,964
London Stock Exchange Group PLC (United Kingdom)	75,819	7,111,558
LPL Financial Holdings, Inc.	2,500	400,225
Molten Ventures PLC (United Kingdom)*	112,564	1,553,231
Morgan Stanley	125,840	12,352,454
MSCI, Inc.	565	346,170
Ninety One PLC (United Kingdom)	36,910	138,658
S&P Global, Inc.	10,526	4,967,535
State Street Corp.	65,008	6,045,744
Tikehau Capital SCA (France)	16,267	430,586
TMX Group Ltd. (Canada)	42,295	4,288,180
Tradeweb Markets, Inc. (Class A Stock).	7,179	718,905
UBS Group AG (Switzerland)	184,073	3,297,208
Van Lanschot Kempen NV (Netherlands)	13,241	332,068
Virtus Investment Partners, Inc.	2,210	656,591
XP, Inc. (Brazil) (Class A Stock)*	57,406	1,649,848

		100,970,072

Chemicals — 2.0%
Air Liquide SA (France)	8,699	1,517,402
Air Products & Chemicals, Inc.	15,275	4,647,572
Akzo Nobel NV (Netherlands)	70,194	7,704,370
Albemarle Corp.	6,020	1,407,295
Amyris, Inc.*(a)	25,700	139,037
BASF SE (Germany)	28,209	1,986,655
Chr Hansen Holding A/S (Denmark)	4,855	383,075
Covestro AG (Germany), 144A	32,726	2,007,501
Croda International PLC (United Kingdom)	7,700	1,055,171
Denka Co. Ltd. (Japan)	6,400	209,286
DIC Corp. (Japan)	68,700	1,732,210
Ecolab, Inc.	1,862	436,807

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Fine Organic Industries Ltd. (India)	3,190	$159,697
GCP Applied Technologies, Inc.*	17,965	568,772
Huntsman Corp.(a)	20,593	718,284
Incitec Pivot Ltd. (Australia)	705,245	1,670,304
International Flavors & Fragrances, Inc.	24,068	3,625,844
Kansai Paint Co. Ltd. (Japan)	45,000	977,684
Koninklijke DSM NV (Netherlands)	9,254	2,084,906
Kraton Corp.*	11,900	551,208
Linde PLC (United Kingdom) (NYSE)	39,998	13,856,507
Linde PLC (United Kingdom) (BATE)	11,931	4,145,655
Nippon Shokubai Co. Ltd. (Japan)	22,600	1,045,073
Nippon Soda Co. Ltd. (Japan)	20,300	583,837
Quaker Chemical Corp.	660	152,315
RPM International, Inc.	30,604	3,091,004
Sakata INX Corp. (Japan)	54,700	472,273
Sherwin-Williams Co. (The)	38,765	13,651,483
Sumitomo Seika Chemicals Co. Ltd. (Japan)	8,800	240,014
Tronox Holdings PLC (Class A Stock)	24,300	583,929
Valvoline, Inc.	25,587	954,139
Victrex PLC (United Kingdom)	21,388	705,984

		73,065,293

Commercial Services & Supplies — 0.6%
ARC Document Solutions, Inc.	63,502	222,257
Brady Corp. (Class A Stock)	2,700	145,530
Cintas Corp.	3,435	1,522,289
Clean Harbors, Inc.*	5,964	595,028
Copart, Inc.*	5,132	778,114
Deluxe Corp.	8,000	256,880
Downer EDI Ltd. (Australia)	490,158	2,130,450
IAA, Inc.*	9,011	456,137
KAR Auction Services, Inc.*	18,611	290,704
Republic Services, Inc.	50,108	6,987,561
SPIE SA (France)	28,196	730,427
Stericycle, Inc.*	11,210	668,564
UniFirst Corp.	677	142,441
Waste Connections, Inc.	64,777	8,827,162

		23,753,544

Communications Equipment — 0.1%
CommScope Holding Co., Inc.*	25,300	279,312
Lumentum Holdings, Inc.*	6,227	658,630
Motorola Solutions, Inc.	9,761	2,652,064
Viavi Solutions, Inc.*	31,287	551,277
Zhongji Innolight Co. Ltd. (China) (Class A Stock)	78,800	526,441

		4,667,724

Construction & Engineering — 0.1%
Arcosa, Inc.	10,600	558,620
INFRONEER Holdings, Inc. (Japan)	87,400	795,586
JGC Holdings Corp. (Japan)	88,800	759,070
MasTec, Inc.*	8,200	756,696

		2,869,972

Construction Materials — 0.2%
HeidelbergCement AG (Germany)	19,585	1,328,036

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Construction Materials (cont’d.)
Martin Marietta Materials, Inc.	7,152	$3,150,599
Taiheiyo Cement Corp. (Japan)	87,400	1,727,145
Vulcan Materials Co.	8,565	1,777,923

		7,983,703

Consumer Finance — 0.2%
Aiful Corp. (Japan)	249,200	770,365
Ally Financial, Inc.	6,150	292,802
American Express Co.	11,599	1,897,596
CreditAccess Grameen Ltd. (India)*	24,016	193,033
Funding Circle Holdings PLC (United Kingdom), 144A*	245,728	373,053
LendingTree, Inc.*	1,080	132,408
PROG Holdings, Inc.*	5,257	237,143
Shriram Transport Finance Co. Ltd. (India)	114,531	1,872,454
SLM Corp.	33,985	668,485
SoFi Technologies, Inc.*(a)	17,063	269,766
Upstart Holdings, Inc.*	2,100	317,730

		7,024,835

Containers & Packaging — 0.7%
Amcor PLC, CDI	164,405	1,982,427
Avery Dennison Corp.	19,728	4,272,493
Ball Corp.	51,686	4,975,811
Crown Holdings, Inc.	6,300	696,906
Graphic Packaging Holding Co.	35,500	692,250
Mayr Melnhof Karton AG (Austria)	2,293	461,872
O-I Glass, Inc.*	26,100	313,983
Packaging Corp. of America	13,785	1,876,828
Sealed Air Corp.	42,095	2,840,150
Westrock Co.	141,138	6,260,882

		24,373,602

Distributors — 0.0%
PALTAC Corp. (Japan)	6,800	279,696

Diversified Consumer Services — 0.1%
2U, Inc.*	11,400	228,798
Arco Platform Ltd. (Brazil) (Class A Stock)*(a)	19,800	413,622
Benesse Holdings, Inc. (Japan)	37,100	728,666
Bright Horizons Family Solutions, Inc.* .	8,189	1,030,831
Frontdoor, Inc.*	1,050	38,482
Graham Holdings Co. (Class B Stock)	580	365,301
Hope Education Group Co. Ltd. (China), 144A.	2,464,000	473,670
IDP Education Ltd. (Australia)	20,812	524,610
Service Corp. International	7,030	499,060
Terminix Global Holdings, Inc.*	12,100	547,283

		4,850,323

Diversified Financial Services — 0.3%
Banca Mediolanum SpA (Italy)	267,874	2,639,252
Equitable Holdings, Inc.	138,692	4,547,711
Hypoport SE (Germany)*	951	554,818
ORIX Corp. (Japan)	149,500	3,043,456
Syncona Ltd.*	133,341	382,325

	Shares	Value

COMMON STOCKS (continued)
Diversified Financial Services (cont’d.)
Voya Financial, Inc.	13,050	$865,345

		12,032,907

Diversified Telecommunication Services — 0.7%
ATN International, Inc.	6,070	242,496
Deutsche Telekom AG (Germany)	304,922	5,645,592
Helios Towers PLC (Tanzania)*(a)	279,995	654,543
Indus Towers Ltd. (India)	348,292	1,165,671
KT Corp. (South Korea)	12,578	320,039
KT Corp. (South Korea), ADR	113,824	1,430,768
Liberty Global PLC (United Kingdom) (Class C Stock)*	11,767	330,535
Liberty Latin America Ltd. (Chile) (Class A Stock)*	16,092	187,633
Liberty Latin America Ltd. (Chile) (Class C Stock)*(a)	10,151	115,721
Nippon Telegraph & Telephone Corp. (Japan)	398,900	10,927,212
Sarana Menara Nusantara Tbk PT (Indonesia)	29,736,500	2,345,419
Telefonica Deutschland Holding AG (Germany)	344,051	955,862
V-Cube, Inc. (Japan)	27,500	251,798

		24,573,289

Electric Utilities — 1.4%
American Electric Power Co., Inc.	15,754	1,401,633
EDP - Energias do Brasil SA (Brazil)	341,542	1,286,008
Enel SpA (Italy)	436,499	3,495,224
Entergy Corp.	19,422	2,187,888
Eversource Energy	41,672	3,791,318
Iberdrola SA (Spain)	319,979	3,786,455
IDACORP, Inc.	1,996	226,167
NextEra Energy, Inc.	195,072	18,211,922
OGE Energy Corp.	8,268	317,326
PG&E Corp.*	234,471	2,846,478
Southern Co. (The)	114,672	7,864,206
Via Renewables, Inc.(a)	30,900	353,187
Xcel Energy, Inc.	74,942	5,073,573

		50,841,385

Electrical Equipment — 0.6%
Hongfa Technology Co. Ltd. (China) (Class A Stock)	59,900	702,642
Hubbell, Inc.	25,385	5,286,934
Idec Corp. (Japan)(a)	18,700	452,955
Mabuchi Motor Co. Ltd. (Japan)	8,900	294,089
Mitsubishi Electric Corp. (Japan)	182,400	2,317,824
NARI Technology Co. Ltd. (China) (Class A Stock)	376,380	2,366,915
Ocean’s King Lighting Science & Technology Co. Ltd. (China) (Class A Stock)	141,136	362,969
Plug Power, Inc.*(a)	26,414	745,667
Polycab India Ltd. (India)	18,655	619,581
Prysmian SpA (Italy)	54,600	2,054,371
Rockwell Automation, Inc.	4,630	1,615,176

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Electrical Equipment (cont’d.)
Shenzhen Megmeet Electrical Co. Ltd. (China) (Class A Stock)	137,000	$689,180
Shoals Technologies Group, Inc. (Class A Stock)*(a)	7,270	176,661
Signify NV (Netherlands), 144A	37,525	1,740,342
Sunrun, Inc.*(a)	15,100	517,930
Thermon Group Holdings, Inc.*	13,945	236,089
TPI Composites, Inc.*	25,500	381,480

		20,560,805

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp. (Class A Stock)	39,292	3,436,478
Avnet, Inc.	17,560	723,999
Barco NV (Belgium)	14,370	313,842
Chroma ATE, Inc. (Taiwan)	32,000	230,907
Cognex Corp.	11,076	861,270
Coherent, Inc.*	2,580	687,673
Daiwabo Holdings Co. Ltd. (Japan)	50,300	804,352
Dexerials Corp. (Japan)	4,400	159,200
Horiba Ltd. (Japan)	6,500	382,195
Itron, Inc.*	5,900	404,268
Littelfuse, Inc.	907	285,415
Murata Manufacturing Co. Ltd. (Japan)	39,200	3,115,022
National Instruments Corp.	7,308	319,140
Nippon Ceramic Co. Ltd. (Japan)	9,200	224,808
Renishaw PLC (United Kingdom)	9,628	621,545
Sensirion Holding AG (Switzerland), 144A*	2,310	337,459
Shimadzu Corp. (Japan)	37,800	1,593,800
Taiyo Yuden Co. Ltd. (Japan)(a)	8,400	480,689
TE Connectivity Ltd.	23,435	3,781,003
Unimicron Technology Corp. (Taiwan)	100,000	837,765

		19,600,830

Energy Equipment & Services — 0.2%
Halliburton Co.	102,574	2,345,868
Helmerich & Payne, Inc.	16,400	388,680
Modec, Inc. (Japan)	26,700	320,389
Natural Gas Services Group, Inc.*	21,188	221,838
Oceaneering International, Inc.*	32,089	362,927
TechnipFMC PLC (United Kingdom)*	47,736	282,597
Worley Ltd. (Australia)	225,880	1,750,622

		5,672,921

Entertainment — 1.1%
AMC Entertainment Holdings, Inc. (Class A Stock)*(a)	9,999	271,973
CTS Eventim AG & Co. KGaA (Germany)*	12,803	932,989
Frontier Developments PLC (United Kingdom)*(a)	17,747	428,079
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	9,401	557,855
Liberty Media Corp.-Liberty Formula One (Class C Stock) *	55,313	3,497,994
Live Nation Entertainment, Inc.*	29,016	3,472,925
Netflix, Inc.*	14,269	8,596,216
Roku, Inc.*	4,761	1,086,460

	Shares	Value

COMMON STOCKS (continued)
Entertainment (cont’d.)
Sea Ltd. (Taiwan), ADR*	21,190	$4,740,415
Spotify Technology SA*	3,949	924,185
Walt Disney Co. (The)*	95,941	14,860,302
Warner Music Group Corp. (Class A Stock)	1,344	58,034
World Wrestling Entertainment, Inc. (Class A Stock)(a)	4,600	226,964
Zynga, Inc. (Class A Stock)*	44,531	284,998

		39,939,389

Equity Real Estate Investment Trusts (REITs) — 5.1%
Acadia Realty Trust	153,173	3,343,767
Alexandria Real Estate Equities, Inc.	37,222	8,299,017
American Campus Communities, Inc.	59,693	3,419,812
American Tower Corp.(a)	18,768	5,489,640
Americold Realty Trust	6,800	222,972
Apartment Income REIT Corp.	23,692	1,295,242
Apple Hospitality REIT, Inc.	141,716	2,288,713
AvalonBay Communities, Inc.	21,341	5,390,523
Braemar Hotels & Resorts, Inc.*(a)	26,318	134,222
Camden Property Trust	74,041	13,229,646
Centerspace	3,570	395,913
Crown Castle International Corp.	16,441	3,431,894
CubeSmart(a)	95,063	5,410,035
Derwent London PLC (United Kingdom)	14,491	670,282
DigitalBridge Group, Inc.*	75,288	627,149
Douglas Emmett, Inc.	83,091	2,783,549
EastGroup Properties, Inc.	16,015	3,649,018
Equinix, Inc.(a)	9,353	7,911,142
Equity LifeStyle Properties, Inc.	113,070	9,911,716
Equity Residential	127,793	11,565,267
Essex Property Trust, Inc.	14,381	5,065,420
Federal Realty Investment Trust(a)	9,994	1,362,382
GEO Group, Inc. (The)	10,600	82,150
Great Portland Estates PLC (United Kingdom)	160,864	1,585,368
Healthcare Realty Trust, Inc.	36,300	1,148,532
Healthcare Trust of America, Inc. (Class A Stock)	40,033	1,336,702
Highwoods Properties, Inc.	21,439	955,965
Host Hotels & Resorts, Inc.*	66,124	1,149,896
Independence Realty Trust, Inc.(a)	32,251	833,043
Inmobiliaria Colonial Socimi SA (Spain)	70,899	665,242
Innovative Industrial Properties, Inc.(a)	2,400	630,984
Invitation Homes, Inc.	20,150	913,601
JBG SMITH Properties	13,700	393,327
Kilroy Realty Corp.	31,416	2,087,907
Kimco Realty Corp.(a)	85,859	2,116,424
National Retail Properties, Inc.	17,500	841,225
National Storage Affiliates Trust	8,900	615,880
Office Properties Income Trust	7,701	191,293
Omega Healthcare Investors, Inc.	9,900	292,941
Pebblebrook Hotel Trust(a)	88,979	1,990,460
Power REIT*	7,384	508,684
Prologis, Inc.	169,575	28,549,647
PS Business Parks, Inc.	11,432	2,105,431
Public Storage	15,779	5,910,182
Rayonier, Inc.	18,291	738,225

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Regency Centers Corp.(a)	30,357	$2,287,400
Rexford Industrial Realty, Inc.	47,258	3,833,096
RLJ Lodging Trust	39,068	544,217
RPT Realty	47,907	640,996
Sabra Health Care REIT, Inc.	32,339	437,870
SBA Communications Corp.	5,802	2,257,094
Scentre Group (Australia)	564,460	1,299,810
Simon Property Group, Inc.	18,158	2,901,104
SL Green Realty Corp.(a)	18,105	1,298,129
STAG Industrial, Inc.	15,778	756,713
Sun Communities, Inc.(a)	3,981	835,891
Sunstone Hotel Investors, Inc.*	69,887	819,775
Terreno Realty Corp.	37,209	3,173,556
Urban Edge Properties	35,600	676,400
VICI Properties, Inc.(a)	5,900	177,649
Welltower, Inc.	96,612	8,286,411
Weyerhaeuser Co.	35,713	1,470,661
Xenia Hotels & Resorts, Inc.*	32,100	581,331

		183,818,533

Food & Staples Retailing — 0.7%
Casey’s General Stores, Inc.	2,560	505,216
Costco Wholesale Corp.	5,723	3,248,947
CP ALL PCL (Thailand)	1,080,100	1,906,668
Jeronimo Martins SGPS SA (Portugal)	183,403	4,190,087
MatsukiyoCocokara & Co. (Japan)	63,100	2,332,878
Ocado Group PLC (United Kingdom)*	59,311	1,343,558
Performance Food Group Co.*	4,488	205,954
PriceSmart, Inc.	3,070	224,632
Seven & i Holdings Co. Ltd. (Japan)	81,200	3,568,683
Shop Apotheke Europe NV (Netherlands), 144A*(a)	14,541	1,873,784
Sprouts Farmers Market, Inc.*	13,912	412,908
United Natural Foods, Inc.*	10,880	533,991
Walmart, Inc.	40,195	5,815,815

		26,163,121

Food Products — 0.8%
Barry Callebaut AG (Switzerland)	712	1,730,573
Beyond Meat, Inc.*	1,100	71,676
Cal-Maine Foods, Inc.(a)	9,520	352,145
China Feihe Ltd. (China), 144A	397,000	533,955
China Mengniu Dairy Co. Ltd. (China)* .	24,000	136,032
Darling Ingredients, Inc.*	5,181	358,991
Edita Food Industries SAE (Egypt), 144A, GDR^.	3,964	10,689
Edita Food Industries SAE (Egypt), GDR^	16,145	43,535
Freshpet, Inc.*	1,654	157,577
Ingredion, Inc.	4,730	457,107
Lotus Bakeries NV (Belgium)	35	223,007
McCormick & Co., Inc.	16,428	1,587,109
Mondelez International, Inc. (Class A Stock)	142,136	9,425,038
Nestle SA (Switzerland)	81,212	11,366,044
Post Holdings, Inc.*	5,080	572,668
Simply Good Foods Co. (The)*	19,000	789,830

		27,815,976

	Shares	Value

COMMON STOCKS (continued)
Gas Utilities — 0.1%
Atmos Energy Corp.	20,398	$2,137,099
National Fuel Gas Co.	10,337	660,948
Southwest Gas Holdings, Inc.(a)	8,805	616,790

		3,414,837

Health Care Equipment & Supplies — 1.9%
Abbott Laboratories	9,101	1,280,875
Alcon, Inc. (Switzerland)	39,145	3,452,625
Align Technology, Inc.*	744	488,942
Ambu A/S (Denmark) (Class B Stock)(a)	23,067	608,971
Becton, Dickinson & Co.	32,670	8,215,852
BioMerieux (France)	2,126	302,447
Cochlear Ltd. (Australia)	4,028	632,523
Cooper Cos., Inc. (The)	1,829	766,241
CryoPort, Inc.*(a)	5,000	295,850
DiaSorin SpA (Italy)	10,365	1,973,740
Eiken Chemical Co. Ltd. (Japan)	26,400	442,608
Envista Holdings Corp.*	5,146	231,879
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	55,396	1,241,781
GVS SpA (Italy), 144A	35,940	431,620
Haemonetics Corp.*	5,460	289,598
ICU Medical, Inc.*	900	213,606
Insulet Corp.*	2,901	771,869
Intuitive Surgical, Inc.*	19,603	7,043,358
Koninklijke Philips NV (Netherlands)	133,268	4,966,722
Masimo Corp.*	2,650	775,867
Medtronic PLC.	116,518	12,053,787
Meridian Bioscience, Inc.*	17,100	348,840
Nakanishi, Inc. (Japan)	21,700	399,223
Nevro Corp.*	3,300	267,531
Nipro Corp. (Japan)	71,400	676,775
Novocure Ltd.*	2,866	215,179
OraSure Technologies, Inc.*	21,000	182,490
Outset Medical, Inc.*	2,586	119,189
Penumbra, Inc.*	2,600	747,032
Qingdao Haier Biomedical Co. Ltd. (China) (Class A Stock)	63,663	909,616
Quidel Corp.*(a)	3,540	477,865
ReShape Lifesciences, Inc.*	65,100	106,764
Shandong Pharmaceutical Glass Co. Ltd. (China) (Class A Stock)	287,900	1,986,729
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	276,000	344,469
Shockwave Medical, Inc.*	2,013	358,978
Smith & Nephew PLC (United Kingdom)	204,009	3,566,521
STERIS PLC	5,159	1,255,752
Stryker Corp.	27,302	7,301,101
Teleflex, Inc.	4,737	1,556,010
Vimian Group AB (Sweden)*	27,976	245,851
Zylox-Tonbridge Medical Technology Co. Ltd. (China), 144A*	11,000	35,997

		67,582,673

Health Care Providers & Services — 2.4%
Ambea AB (Sweden), 144A	57,379	384,910

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Amedisys, Inc.*	3,360	$543,917
Amplifon SpA (Italy)	48,372	2,605,744
Anthem, Inc.	19,372	8,979,697
Apollo Medical Holdings, Inc.*(a)	4,300	315,964
Centene Corp.*	119,213	9,823,151
Chemed Corp.	810	428,522
Cigna Corp.	25,113	5,766,698
CVS Group PLC (United Kingdom)	18,140	549,947
dentalcorp Holdings Ltd. (Canada)*	30,655	394,290
Dr. Lal PathLabs Ltd. (India), 144A	5,017	258,108
Fresenius SE & Co. KGaA (Germany)	44,772	1,800,866
Guardant Health, Inc.*(a)	5,200	520,104
HCA Healthcare, Inc.	48,226	12,390,224
Humana, Inc.	6,231	2,890,312
Integrated Diagnostics Holdings PLC (Egypt), 144A	271,900	351,159
MEDNAX, Inc.*	20,766	565,043
Molina Healthcare, Inc.*	11,510	3,661,101
New Horizon Health Ltd. (China), 144A*	19,000	53,782
Oak Street Health, Inc.*(a)	4,600	152,444
Pennant Group, Inc. (The)*	7,362	169,915
Progyny, Inc.*	2,000	100,700
Rede D’Or Sao Luiz SA (Brazil), 144A	149,166	1,197,714
Select Medical Holdings Corp.	20,375	599,025
Sinopharm Group Co. Ltd. (China) (Class H Stock)	248,800	542,472
Tenet Healthcare Corp.*	4,600	375,774
UnitedHealth Group, Inc.	61,771	31,017,690

		86,439,273

Health Care Technology — 0.1%
Inspire Medical Systems, Inc.*	1,000	230,060
Phreesia, Inc.*	2,292	95,485
Simulations Plus, Inc.(a)	6,600	312,180
Teladoc Health, Inc.*(a)	5,173	474,985
Veeva Systems, Inc. (Class A Stock)*	9,363	2,392,059

		3,504,769

Hotels, Restaurants & Leisure — 2.0%
Airbnb, Inc. (Class A Stock)*	9,386	1,562,675
Aramark	11,000	405,350
Bloomin’ Brands, Inc.*	8,847	185,610
Booking Holdings, Inc.*	1,996	4,788,863
Brinker International, Inc.*	5,940	217,345
BTG Hotels Group Co. Ltd. (China) (Class A Stock)*	320,519	1,313,883
Carrols Restaurant Group, Inc.	26,000	76,960
Cheesecake Factory, Inc. (The)*(a)	6,640	259,956
Chipotle Mexican Grill, Inc.*	1,901	3,323,423
Denny’s Corp.*	23,515	376,240
DraftKings, Inc. (Class A Stock)*(a)	12,000	329,640
Galaxy Entertainment Group Ltd. (Macau)*	323,000	1,668,387
Hilton Worldwide Holdings, Inc.*	80,007	12,480,292
Kyoritsu Maintenance Co. Ltd. (Japan)	11,200	393,084
Las Vegas Sands Corp.*	32,780	1,233,839
Marriott International, Inc. (Class A Stock)*	67,618	11,173,198

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Marriott Vacations Worldwide Corp.	1,482	$250,428
McDonald’s Corp.	17,276	4,631,177
Noodles & Co.*	20,600	186,842
Planet Fitness, Inc. (Class A Stock)*	28,852	2,613,414
Playtech PLC (United Kingdom)*	93,058	922,093
Round One Corp. (Japan)(a)	16,700	197,810
Scientific Games Corp.*	9,900	661,617
SSP Group PLC (United Kingdom)*	136,896	444,344
Starbucks Corp.	28,055	3,281,593
Trainline PLC (United Kingdom), 144A*	167,166	632,142
Travel + Leisure Co.	13,180	728,459
Trip.com Group Ltd. (China), ADR*	49,867	1,227,726
Vail Resorts, Inc.	5,801	1,902,148
Whitbread PLC (United Kingdom)*	41,817	1,692,086
Wingstop, Inc.	1,008	174,183
Wyndham Hotels & Resorts, Inc.	10,794	967,682
Yum! Brands, Inc.	84,591	11,746,306

		72,048,795

Household Durables — 0.5%
Cairn Homes PLC (Ireland)	412,756	532,906
Century Communities, Inc.	5,246	429,070
Fujitsu General Ltd. (Japan)	123,100	2,925,217
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	621,794	3,618,710
Haier Smart Home Co. Ltd. (China) (Class H Stock)	164,600	695,094
Jason Furniture Hangzhou Co. Ltd. (China) (Class A Stock)	109,200	1,323,773
KB Home	12,100	541,233
MDC Holdings, Inc.	13,022	727,018
Skyline Champion Corp.*	11,588	915,220
Sony Group Corp. (Japan)	29,200	3,676,678
Taylor Wimpey PLC (United Kingdom)	366,885	869,630
Tempur Sealy International, Inc.	12,448	585,430

		16,839,979

Household Products — 0.2%
Colgate-Palmolive Co.	15,368	1,311,505
Essity AB (Sweden) (Class B Stock)	46,296	1,511,530
Kimberly-Clark Corp.	28,338	4,050,067
WD-40 Co.(a)	1,900	464,816

		7,337,918

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	53,883	1,309,357
Electric Power Development Co. Ltd. (Japan)	40,600	539,460
NTPC Ltd. (India)	2,111,010	3,540,371
Vistra Corp.	10,500	239,085

		5,628,273

Industrial Conglomerates — 1.8%
CK Hutchison Holdings Ltd. (United Kingdom)	248,500	1,602,466
Fosun International Ltd. (China)	1,026,000	1,106,399
General Electric Co.	282,457	26,683,713
Hitachi Ltd. (Japan)	84,300	4,565,443

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Industrial Conglomerates (cont’d.)
Honeywell International, Inc.	37,774	$7,876,257
Roper Technologies, Inc.	19,130	9,409,282
Siemens AG (Germany)	56,146	9,700,304
SM Investments Corp. (Philippines)	57,260	1,058,745
Smiths Group PLC (United Kingdom)	115,877	2,471,433

		64,474,042

Insurance — 3.1%
AIA Group Ltd. (Hong Kong)	543,600	5,480,882
American International Group, Inc.	306,971	17,454,371
Aon PLC (Class A Stock)	13,222	3,974,004
Arch Capital Group Ltd.*	6,300	280,035
Argo Group International Holdings Ltd.	6,301	366,151
AXA SA (France)	188,447	5,626,979
Axis Capital Holdings Ltd.	12,210	665,079
Chubb Ltd.	92,890	17,956,566
CNO Financial Group, Inc.	29,153	695,007
Dai-ichi Life Holdings, Inc. (Japan)	96,900	1,958,141
Definity Financial Corp. (Canada)*(a)	57,454	1,341,252
Direct Line Insurance Group PLC (United Kingdom)	316,031	1,192,223
eHealth, Inc.*	3,350	85,425
Fidelity National Financial, Inc.	9,887	515,904
First American Financial Corp.	5,165	404,058
Hanover Insurance Group, Inc. (The)	5,360	702,482
Hartford Financial Services Group, Inc. (The)	107,144	7,397,222
Kemper Corp.	4,688	275,607
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Spain)	150,072	274,023
Manulife Financial Corp. (Canada)	104,915	1,999,684
Markel Corp.*	264	325,776
Marsh & McLennan Cos., Inc.	59,593	10,358,455
MetLife, Inc.	36,490	2,280,260
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	6,646	1,965,372
Old Republic International Corp.	31,404	771,910
Progressive Corp. (The)	15,326	1,573,214
Reinsurance Group of America, Inc.	2,200	240,878
RenaissanceRe Holdings Ltd. (Bermuda)	1,460	247,222
Sampo OYJ (Finland) (Class A Stock)	70,546	3,535,514
Selective Insurance Group, Inc.	8,800	721,072
Sompo Holdings, Inc. (Japan)	57,200	2,411,090
Steadfast Group Ltd. (Australia)	198,509	757,493
Sun Life Financial, Inc. (Canada)	104,867	5,837,136
Travelers Cos., Inc. (The)	35,559	5,562,494
Willis Towers Watson PLC	6,693	1,589,521
Zurich Insurance Group AG (Switzerland)	10,761	4,718,621

		111,541,123

Interactive Media & Services — 3.5%
Alphabet, Inc. (Class A Stock)*	1,491	4,319,487
Alphabet, Inc. (Class C Stock)*	25,006	72,357,112
Baidu, Inc. (China), ADR*	24,942	3,711,120
Baltic Classifieds Group PLC (United Kingdom)*	181,128	619,952

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
IAC/InterActiveCorp*	3,629	$474,347
Info Edge India Ltd. (India)	3,926	294,605
JOYY, Inc. (China), ADR(a)	23,544	1,069,604
Kanzhun Ltd. (China), ADR*(a)	47,017	1,639,953
Meta Platforms, Inc. (Class A Stock)*	59,707	20,082,449
NAVER Corp. (South Korea)*	17,412	5,542,923
Pinterest, Inc. (Class A Stock)*	48,960	1,779,696
Rightmove PLC (United Kingdom)	43,175	464,336
Scout24 SE (Germany), 144A	12,587	878,466
Snap, Inc. (Class A Stock)*	114,768	5,397,539
Tencent Holdings Ltd. (China)	79,000	4,591,332
Vimeo, Inc.*	5,891	105,802
Z Holdings Corp. (Japan)	645,900	3,734,658
Ziff Davis, Inc.*(a)	5,059	560,841

		127,624,222

Internet & Direct Marketing Retail — 1.9%
Alibaba Group Holding Ltd. (China), ADR*(a)	38,171	4,534,333
Amazon.com, Inc.*	11,310	37,711,385
ASOS PLC (United Kingdom)*	84,400	2,728,559
Auction Technology Group PLC (United Kingdom)*	30,818	632,869
boohoo Group PLC (United Kingdom)*(a)	914,556	1,524,456
Chewy, Inc. (Class A Stock)*(a)	2,200	129,734
Deliveroo PLC (United Kingdom) (Class A Stock), 144A*	263,759	751,234
Delivery Hero SE (Saudi Arabia), 144A*	3,352	372,172
DoorDash, Inc. (Class A Stock)*(a)	17,168	2,556,315
FSN E-Commerce Ventures Ltd. (India)*	11,804	335,464
Groupon, Inc.*(a)	4,740	109,778
JD Health International, Inc. (China), 144A*	102,900	810,009
Just Eat Takeaway.com NV (United Kingdom), 144A*	10,006	550,572
Media Do Co. Ltd. (Japan)	10,500	373,638
MercadoLibre, Inc. (Argentina)*	1,169	1,576,280
Naspers Ltd. (South Africa) (Class N Stock)	7,895	1,222,327
Ozon Holdings PLC (Russia), ADR*(a)	7,125	210,971
Prosus NV (China)*	136,532	11,394,980
Quotient Technology, Inc.*	40,100	297,542
Stitch Fix, Inc. (Class A Stock)*	6,500	122,980
THG PLC (United Kingdom)*	232,661	722,681
Victorian Plumbing Group PLC (United Kingdom)*	101,901	163,889
Wayfair, Inc. (Class A Stock)*(a)	2,478	470,746
Zalando SE (Germany), 144A*	16,255	1,314,025
Zomato Ltd. (India)*	103,615	192,272

		70,809,211

IT Services — 3.1%
Accenture PLC (Class A Stock)	37,797	15,668,746
Adyen NV (Netherlands), 144A*	317	833,514
Affirm Holdings, Inc.*	15,451	1,553,753
Amadeus IT Group SA (Spain)*	44,901	3,039,504

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
Automatic Data Processing, Inc.	12,460	$3,072,387
Block, Inc.*	23,634	3,817,127
Broadridge Financial Solutions, Inc.	20,910	3,822,766
CANCOM SE (Germany)	8,345	561,495
Cloudflare, Inc. (Class A Stock)*(a)	6,820	896,830
Cognizant Technology Solutions Corp. (Class A Stock)	6,935	615,273
CSG Systems International, Inc.	5,842	336,616
Edenred (France)	9,047	417,518
Euronet Worldwide, Inc.*	18,726	2,231,578
Fidelity National Information Services, Inc.	66,502	7,258,693
Fiserv, Inc.*	13,450	1,395,976
Fujitsu Ltd. (Japan)	25,100	4,289,432
Global Payments, Inc.	9,317	1,259,472
GoDaddy, Inc. (Class A Stock)*	10,100	857,086
Indra Sistemas SA (Spain)*	82,780	894,537
Keywords Studios PLC (Ireland)	29,898	1,193,376
Majorel Group Luxembourg SA (Luxembourg)*	15,679	497,589
Mastercard, Inc. (Class A Stock)	25,193	9,052,349
Maximus, Inc.	6,560	522,635
MongoDB, Inc.*	6,178	3,270,324
Nagarro SE (Germany)*	2,082	479,690
NET One Systems Co. Ltd. (Japan)	23,900	641,910
Network International Holdings PLC (United Arab Emirates), 144A*	487,413	1,931,817
NTT Data Corp. (Japan)	97,800	2,098,507
Okta, Inc.*	3,967	889,282
PayPal Holdings, Inc.*	15,412	2,906,395
Shopify, Inc. (Canada) (Class A Stock) (NYSE)*	3,620	4,986,152
Shopify, Inc. (Canada) (Class A Stock) (XTSE)*	1,274	1,754,151
Snowflake, Inc. (Class A Stock)*	8,575	2,904,781
StoneCo Ltd. (Brazil) (Class A Stock)*	22,371	377,175
TELUS International CDA, Inc. (Philippines)*	28,829	952,648
Toast, Inc. (Class A Stock)*(a)	1,209	41,964
Twilio, Inc. (Class A Stock)*	6,972	1,836,007
VeriSign, Inc.*	12,724	3,229,606
Visa, Inc. (Class A Stock)(a)	93,766	20,320,030
WEX, Inc.*	3,541	497,121
Wix.com Ltd. (Israel)*	4,467	704,848

		113,910,660

Leisure Products — 0.2%
American Outdoor Brands, Inc.*	775	15,446
Bafang Electric Suzhou Co. Ltd. (China) (Class A Stock)	15,700	557,465
Brunswick Corp.	8,085	814,402
MIPS AB (Sweden)	3,102	406,299
Peloton Interactive, Inc. (Class A Stock)*	16,787	600,303
Polaris, Inc.(a)	4,704	517,017
Sega Sammy Holdings, Inc. (Japan)	39,600	621,347
Smith & Wesson Brands, Inc.	3,100	55,180
Spin Master Corp. (Canada), 144A*	22,455	851,016

	Shares	Value

COMMON STOCKS (continued)
Leisure Products (cont’d.)
Thule Group AB (Sweden), 144A	29,020	$1,756,002

		6,194,477

Life Sciences Tools & Services — 2.4%
10X Genomics, Inc. (Class A Stock)*	2,900	431,984
Adaptive Biotechnologies Corp.*	9,767	274,062
Agilent Technologies, Inc.	69,941	11,166,081
Avantor, Inc.*	17,265	727,547
Bruker Corp.	3,328	279,252
Danaher Corp.	95,144	31,303,327
Eurofins Scientific SE (Luxembourg)	14,547	1,802,302
Evotec SE (Germany)*	61,988	2,985,666
Lonza Group AG (Switzerland)	6,669	5,562,794
Olink Holding AB (Sweden), ADR*(a)	29,403	535,135
Oxford Nanopore Technologies PLC (United Kingdom)*	51,088	491,779
PerkinElmer, Inc.	19,372	3,894,934
PolyPeptide Group AG, 144A*	9,777	1,465,500
Repligen Corp.*	3,380	895,159
SKAN Group AG (Switzerland)	1,113	108,429
Syneos Health, Inc.*	7,010	719,787
Tecan Group AG (Switzerland)	680	414,172
Thermo Fisher Scientific, Inc.	36,331	24,241,496
Wuxi Biologics Cayman, Inc. (China), 144A*	77,000	923,631

		88,223,037

Machinery — 1.3%
Aalberts NV (Netherlands)	8,508	563,823
Aida Engineering Ltd. (Japan)	29,800	276,898
Alstom SA (France)(a)	82,119	2,918,161
Colfax Corp.*	16,379	752,943
Cummins, Inc.	7,846	1,711,526
Daimler Truck Holding AG (Germany)*	17,803	654,458
Deere & Co.	9,324	3,197,106
Douglas Dynamics, Inc.	9,725	379,859
Escorts Ltd. (India)	33,178	854,125
Fluidra SA (Spain)	48,668	1,944,907
Fortive Corp.	72,595	5,538,273
Fujitec Co. Ltd. (Japan)	21,000	459,402
GEA Group AG (Germany)	40,851	2,230,506
Graco, Inc.	3,923	316,272
Hoshizaki Corp. (Japan)	22,500	1,692,373
Illinois Tool Works, Inc.	14,428	3,560,830
Impro Precision Industries Ltd., 144A	728,000	173,259
Knorr-Bremse AG (Germany)	16,629	1,640,657
Lincoln Electric Holdings, Inc.	3,915	546,025
Manitowoc Co., Inc. (The)*	11,727	218,005
METAWATER Co. Ltd. (Japan)	19,800	347,705
Middleby Corp. (The)*	22,422	4,411,753
Mueller Water Products, Inc. (Class A Stock)	14,298	205,891
Norma Group SE (Germany)	11,794	455,781
NSK Ltd. (Japan)	189,800	1,220,510
Obara Group, Inc. (Japan)	13,700	412,040
Omega Flex, Inc.	2,400	304,680
Oshkosh Corp.	7,244	816,471
Otis Worldwide Corp.	14,991	1,305,266
Proto Labs, Inc.*	3,197	164,166

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Rotork PLC (United Kingdom)	96,223	$463,495
Spirax-Sarco Engineering PLC (United Kingdom)	4,033	875,371
Takuma Co. Ltd. (Japan)	21,700	268,769
Timken Co. (The)	10,100	699,829
Toro Co. (The)	4,800	479,568
Trelleborg AB (Sweden) (Class B Stock)	31,176	818,271
Trinity Industries, Inc.(a)	20,100	607,020
Wabash National Corp.	20,300	396,256
Weir Group PLC (The) (United Kingdom)	21,986	511,088
Welbilt, Inc.*	24,910	592,111
Yangzijiang Shipbuilding Holdings Ltd. (China)	1,576,800	1,569,033

		46,554,482

Media — 0.7%
Altice USA, Inc. (Class A Stock)*	9,526	154,131
Ascential PLC (United Kingdom)*	345,951	1,885,645
Cable One, Inc.	299	527,272
Charter Communications, Inc. (Class A Stock)*	7,175	4,677,885
Comcast Corp. (Class A Stock)	136,649	6,877,544
Daily Journal Corp.*(a)	1,080	385,268
DallasNews Corp.	5,537	39,811
Gannett Co., Inc.*	41,420	220,769
Informa PLC (United Kingdom)*	222,666	1,556,575
Liberty Broadband Corp. (Class C Stock)*	7,948	1,280,423
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	10,610	539,518
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	530	26,950
oOh!media Ltd. (Australia)*	240,908	295,617
Scholastic Corp.	5,668	226,493
Sirius XM Holdings, Inc.(a)	42,547	270,173
WPP PLC (United Kingdom)	221,050	3,344,105
YouGov PLC (United Kingdom)	69,933	1,514,059

		23,822,238

Metals & Mining — 0.6%
BHP Group Ltd. (Australia)(a)	79,365	2,399,329
BHP Group Ltd. (Australia), ADR(a)	37,172	2,243,330
BHP Group PLC (Australia)	106,497	3,175,200
Compass Minerals International, Inc.	3,630	185,421
Franco-Nevada Corp. (Canada)	12,412	1,716,554
Hitachi Metals Ltd. (Japan)*	113,800	2,108,897
Mitsui Mining & Smelting Co. Ltd. (Japan)	18,300	499,553
Nippon Steel Corp. (Japan)	88,500	1,454,365
OZ Minerals Ltd. (Australia)	32,162	662,235
Reliance Steel & Aluminum Co.	2,485	403,117
Royal Gold, Inc.	1,590	167,284
South32 Ltd. (Australia)	1,247,476	3,658,385
Steel Dynamics, Inc.	15,100	937,257
United States Steel Corp.	29,600	704,776

		20,315,703

	Shares	Value

COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.	10,110	$152,054
Annaly Capital Management, Inc.(a)	7,477	58,470
Apollo Commercial Real Estate Finance, Inc.	36,555	481,064
Ellington Residential Mortgage REIT(a)	23,222	241,277
Granite Point Mortgage Trust, Inc.	20,081	235,148
Orchid Island Capital, Inc.(a)	61,000	274,500
Ready Capital Corp.	38,426	600,598
Two Harbors Investment Corp.(a)	61,376	354,140

		2,397,251

Multiline Retail — 0.4%
Dollar General Corp.	48,263	11,381,863
Magazine Luiza SA (Brazil)	722,996	934,514
Next PLC (United Kingdom)	23,704	2,609,387
Nordstrom, Inc.*	3,400	76,908
Ollie’s Bargain Outlet Holdings, Inc.*(a)	3,239	165,805
Pan Pacific International Holdings Corp. (Japan)	61,300	844,981
V-Mart Retail Ltd. (India)*	5,605	282,257

		16,295,715

Multi-Utilities — 0.6%
Ameren Corp.	31,677	2,819,570
Black Hills Corp.	4,495	317,212
CMS Energy Corp.	49,116	3,194,996
Dominion Energy, Inc.	45,489	3,573,616
Engie SA (France)	224,754	3,328,473
NiSource, Inc.	26,712	737,518
Sempra Energy	70,746	9,358,281

		23,329,666

Oil, Gas & Consumable Fuels — 0.8%
Camber Energy, Inc.*(a)	131,505	111,779
Cheniere Energy, Inc.	5,219	529,311
CVR Energy, Inc.(a)	14,100	237,021
Delek US Holdings, Inc.*	1,257	18,842
EOG Resources, Inc.	31,991	2,841,761
Equitrans Midstream Corp.	20,000	206,800
Galp Energia SGPS SA (Portugal)	561,781	5,444,273
Lundin Energy AB (Sweden)	36,604	1,309,163
Matador Resources Co.	16,300	601,796
Murphy Oil Corp.	30,700	801,577
PBF Energy, Inc. (Class A Stock)*	24,300	315,171
Petronet LNG Ltd. (India)	239,160	695,735
Renewable Energy Group, Inc.*(a)	6,419	272,422
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	187,915	4,125,292
SM Energy Co.	23,131	681,902
Targa Resources Corp.	19,490	1,018,158
TC Energy Corp. (Canada)	38,833	1,806,036
TotalEnergies SE (France)	175,158	8,902,651

		29,919,690

Paper & Forest Products — 0.1%
Mondi PLC (Austria)	35,124	867,273
Suzano SA (Brazil)*	185,198	1,993,375

		2,860,648

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Personal Products — 0.4%
Beiersdorf AG (Germany)	23,513	$2,418,442
LG Household & Health Care Ltd. (South Korea)*	1,934	1,784,664
Medifast, Inc.	2,450	513,103
Olaplex Holdings, Inc.*	21,503	626,382
Shiseido Co. Ltd. (Japan)	9,700	540,929
Unilever PLC (United Kingdom) (SGMX)	72,732	3,891,846
Unilever PLC (United Kingdom) (BATE)	69,067	3,699,278

		13,474,644

Pharmaceuticals — 3.0%
Ampio Pharmaceuticals, Inc.*(a)	163,100	92,967
Arvinas, Inc.*	1,724	141,609
Astellas Pharma, Inc. (Japan)	216,100	3,515,590
AstraZeneca PLC (United Kingdom), ADR	475,589	27,703,059
Bayer AG (Germany)	66,410	3,554,505
Chugai Pharmaceutical Co. Ltd. (Japan)	17,200	558,858
Daiichi Sankyo Co. Ltd. (Japan)	69,100	1,758,823
Dechra Pharmaceuticals PLC (United Kingdom)	7,183	518,328
Elanco Animal Health, Inc.*	84,689	2,403,474
Eli Lilly & Co.	37,035	10,229,808
Enveric Biosciences, Inc.*	107,500	99,975
GlaxoSmithKline PLC (United Kingdom), ADR(a)	114,340	5,042,394
Jazz Pharmaceuticals PLC*	1,950	248,430
Johnson & Johnson	26,564	4,544,304
Laboratorios Farmaceuticos Rovi SA (Spain)	19,750	1,660,102
Merck & Co., Inc.	3,940	301,962
Novartis AG (Switzerland)	62,889	5,523,607
Otsuka Holdings Co. Ltd. (Japan)	190,200	6,888,503
Pacira BioSciences, Inc.*	9,495	571,314
Reata Pharmaceuticals, Inc. (Class A Stock)*	2,070	54,586
Roche Holding AG (Switzerland)	25,192	10,469,986
Royalty Pharma PLC (Class A Stock)	6,000	239,100
Sanofi (France)	105,195	10,592,332
Supernus Pharmaceuticals, Inc.*	20,850	607,986
Takeda Pharmaceutical Co. Ltd. (Japan)	86,600	2,363,076
TFF Pharmaceuticals, Inc.*(a)	22,700	201,349
Torrent Pharmaceuticals Ltd. (India)	16,743	739,349
Zoetis, Inc.	36,000	8,785,080

		109,410,456

Professional Services — 0.6%
Boa Vista Servicos SA (Brazil)	129,234	139,364
Booz Allen Hamilton Holding Corp.	4,400	373,076
CBIZ, Inc.*	5,751	224,979
CoStar Group, Inc.*	22,295	1,761,974
DKSH Holding AG (Switzerland)	8,200	676,035
Equifax, Inc.	9,736	2,850,603
Exponent, Inc.	4,700	548,631
FTI Consulting, Inc.*(a)	2,100	322,182
HeadHunter Group PLC (Russia), ADR	13,700	699,933

	Shares	Value

COMMON STOCKS (continued)
Professional Services (cont’d.)
Huron Consulting Group, Inc.*	2,382	$118,862
Insperity, Inc.	3,625	428,149
Intertrust NV (Netherlands), 144A*	22,598	504,540
Jacobs Engineering Group, Inc.	20,817	2,898,351
Korn Ferry	3,700	280,201
Legalzoom.com, Inc.*(a)	10,261	164,894
ManpowerGroup, Inc.	3,678	357,980
ManTech International Corp. (Class A Stock)	2,400	175,032
Outsourcing, Inc. (Japan)	106,100	1,430,397
Persol Holdings Co. Ltd. (Japan)	177,600	5,154,431
RWS Holdings PLC (United Kingdom)	40,801	358,930
TeamLease Services Ltd. (India)*	7,332	412,692
TransUnion	22,046	2,614,215
Upwork, Inc.*	11,500	392,840

		22,888,291

Real Estate Management & Development — 0.4%
Aedas Homes SA (Spain), 144A	17,962	495,513
Altus Group Ltd. (Canada)	12,000	673,260
China Resources Mixc Lifestyle Services Ltd. (China), 144A	135,800	633,104
Country Garden Services Holdings Co. Ltd. (China)	257,000	1,539,700
eXp World Holdings, Inc.	6,921	233,169
Heiwa Real Estate Co. Ltd. (Japan)	15,300	514,728
Hongkong Land Holdings Ltd. (Hong Kong)	221,600	1,151,997
Howard Hughes Corp. (The)*	13,156	1,339,018
Iguatemi SA (Brazil), UTS*	9,833	31,900
Jones Lang LaSalle, Inc.*	2,306	621,098
Kojamo OYJ (Finland)	42,758	1,033,794
Mitsubishi Estate Co. Ltd. (Japan)	108,500	1,506,271
Mitsui Fudosan Co. Ltd. (Japan)	95,800	1,898,257
Opendoor Technologies, Inc.*(a)	46,587	680,636
RE/MAX Holdings, Inc. (Class A Stock)	8,600	262,214
Realogy Holdings Corp.*	11,074	186,154
RMR Group, Inc. (The) (Class A Stock)	7,074	245,326
St. Joe Co. (The)	10,800	562,140
Tokyo Tatemono Co. Ltd. (Japan)	51,500	752,772
Zillow Group, Inc. (Class A Stock)*	4,350	270,657
Zillow Group, Inc. (Class C Stock)*(a)	4,900	312,865

		14,944,573

Road & Rail — 1.1%
Canadian Pacific Railway Ltd. (Canada)(a)	52,892	3,805,050
CSX Corp.	204,795	7,700,292
J.B. Hunt Transport Services, Inc.	12,838	2,624,087
Knight-Swift Transportation Holdings, Inc.	7,400	450,956
Landstar System, Inc.	880	157,538
Lyft, Inc. (Class A Stock)*	11,300	482,849
National Express Group PLC (United Kingdom)*	158,174	550,681
Norfolk Southern Corp.	34,675	10,323,094
Uber Technologies, Inc.*	49,500	2,075,535
Union Pacific Corp.	47,714	12,020,588

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Road & Rail (cont’d.)
XPO Logistics, Inc.*	5,400	$418,122

		40,608,792

Semiconductors & Semiconductor Equipment — 3.7%
Advanced Micro Devices, Inc.*	33,836	4,869,000
AIXTRON SE (Germany)	63,607	1,284,967
Amkor Technology, Inc.(a)	22,433	556,114
ams AG (Austria)*	34,871	631,898
Analog Devices, Inc.	17,688	3,109,020
Applied Materials, Inc.	63,597	10,007,624
ASML Holding NV (Netherlands) (SGMX)	17,526	14,038,668
ASML Holding NV (Netherlands) (XNGS)	7,849	6,248,903
Broadcom, Inc.	16,458	10,951,318
Disco Corp. (Japan)	5,900	1,796,145
Entegris, Inc.	4,700	651,326
IQE PLC (United Kingdom)*(a)	892,673	417,728
KLA Corp.	10,460	4,498,951
Lam Research Corp.	3,016	2,168,956
Marvell Technology, Inc.	48,348	4,229,966
MaxLinear, Inc.*	10,400	784,056
Microchip Technology, Inc.	32,295	2,811,603
Monolithic Power Systems, Inc.	1,881	927,954
NVIDIA Corp.	39,416	11,592,640
NXP Semiconductors NV (China)	22,762	5,184,728
ON Semiconductor Corp.*	11,000	747,120
QUALCOMM, Inc.	40,701	7,442,992
Sino Wealth Electronic Ltd. (China) (Class A Stock)	62,490	666,025
Synaptics, Inc.*	3,900	1,129,089
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	783,000	17,404,942
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	22,210	2,672,085
Texas Instruments, Inc.	50,488	9,515,473
Tokyo Electron Ltd. (Japan)	6,800	3,901,761
Ultra Clean Holdings, Inc.*	13,600	780,096
Universal Display Corp.	2,990	493,440
Win Semiconductors Corp. (Taiwan)	51,000	689,318
Wolfspeed, Inc.*	8,504	950,492

		133,154,398

Software — 5.1%
ACI Worldwide, Inc.*	17,362	602,461
AppLovin Corp. (Class A Stock)*(a)	1,700	160,242
Atlassian Corp. PLC (Class A Stock)*	6,417	2,446,738
Avalara, Inc.*	4,100	529,351
Bill.com Holdings, Inc.*	7,213	1,797,119
Black Knight, Inc.*	6,775	561,580
Bytes Technology Group PLC (United Kingdom)	80,753	621,222
CDK Global, Inc.	8,160	340,598
Cerence, Inc.*(a)	5,455	418,071
Ceridian HCM Holding, Inc.*	7,200	752,112
Consensus Cloud Solutions, Inc.*	1,686	97,569
Constellation Software, Inc. (Canada)	700	1,298,753
Coupa Software, Inc.*	5,563	879,232

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Crowdstrike Holdings, Inc. (Class A Stock)*	6,432	$1,316,952
Datadog, Inc. (Class A Stock)*	12,724	2,266,272
Descartes Systems Group, Inc. (The) (Canada)*	12,235	1,011,918
Digimarc Corp.*(a)	8,190	323,341
DocuSign, Inc.*	12,364	1,883,161
Dolby Laboratories, Inc. (Class A Stock)	7,800	742,716
Dynatrace, Inc.*	3,149	190,042
Esker SA (France)	1,310	539,150
Fair Isaac Corp.*	2,130	923,717
FD Technologies PLC (United Kingdom)*(a)	18,810	511,200
Five9, Inc.*	2,200	302,104
Fortinet, Inc.*	5,448	1,958,011
Fukui Computer Holdings, Inc. (Japan)	9,600	288,212
Guidewire Software, Inc.*	5,001	567,764
HashiCorp, Inc. (Class A Stock)*(a)	2,295	208,937
HubSpot, Inc.*	1,570	1,034,865
Intuit, Inc.	11,582	7,449,774
Manhattan Associates, Inc.*	5,653	878,985
Matterport, Inc.*(a)	3,565	73,582
Microsoft Corp.	309,123	103,964,247
MicroStrategy, Inc. (Class A Stock)*(a)	377	205,273
NCR Corp.*	17,784	714,917
Nuance Communications, Inc.*	5,000	276,600
OneSpan, Inc.*	15,700	265,801
Palantir Technologies, Inc. (Class A Stock)*	40,600	739,326
Palo Alto Networks, Inc.*	4,046	2,252,651
Paycom Software, Inc.*	588	244,132
Paylocity Holding Corp.*	2,020	477,043
Pegasystems, Inc.	5,100	570,282
QT Group OYJ (Finland)*	3,539	535,696
RingCentral, Inc. (Class A Stock)*	3,460	648,231
salesforce.com, Inc.*	54,643	13,886,426
ServiceNow, Inc.*	13,623	8,842,825
Splunk, Inc.*	6,256	723,944
SS&C Technologies Holdings, Inc.	6,967	571,155
Synopsys, Inc.*	12,186	4,490,541
TeamViewer AG (Germany), 144A*	49,618	666,123
Teradata Corp.*	13,225	561,666
Trade Desk, Inc. (The) (Class A Stock)*.	14,600	1,337,944
UiPath, Inc. (Class A Stock)*(a)	7,000	301,910
Unity Software, Inc.*	1,565	223,779
Verint Systems, Inc.*	13,200	693,132
VMware, Inc. (Class A Stock)	4,432	513,580
Workday, Inc. (Class A Stock)*	7,300	1,994,214
Workiva, Inc.*	8,669	1,131,218
Xero Ltd. (New Zealand)*	6,002	614,340
Xperi Holding Corp.	19,500	368,745
Zendesk, Inc.*	4,533	472,747
Zoom Video Communications, Inc. (Class A Stock)*	15,120	2,780,719
Zscaler, Inc.*	2,624	843,170

		184,888,128

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail — 1.3%
Aritzia, Inc. (Canada)*	16,198	$670,355
Auto1 Group SE (Germany), 144A*	10,155	224,753
Burlington Stores, Inc.*	6,509	1,897,439
Carvana Co.*	19,643	4,553,051
Dick’s Sporting Goods, Inc.(a)	6,578	756,404
Five Below, Inc.*	4,000	827,560
Floor & Decor Holdings, Inc. (Class A Stock)*	4,738	615,987
GameStop Corp. (Class A Stock)*(a)	1,535	227,779
Grupo SBF SA (Brazil)*	83,900	339,951
Hibbett, Inc.(a)	7,500	539,475
Hikari Tsushin, Inc. (Japan)	10,700	1,643,324
Home Depot, Inc. (The)	27,674	11,484,987
Monro, Inc.(a)	6,120	356,612
MYT Netherlands Parent BV (Germany), ADR*(a)	14,302	303,345
Nextage Co. Ltd. (Japan)(a)	66,300	1,368,579
ODP Corp. (The)*	5,634	221,303
O’Reilly Automotive, Inc.*	2,170	1,532,519
Petco Health & Wellness Co., Inc.*(a)	5,457	107,994
RH*(a)	1,382	740,669
Ross Stores, Inc.	100,072	11,436,228
TJX Cos., Inc. (The)	37,370	2,837,130
Tractor Supply Co.	7,393	1,763,970
Valora Holding AG (Switzerland)*	2,154	366,991
Watches of Switzerland Group PLC (United Kingdom), 144A*	59,375	1,144,256
Williams-Sonoma, Inc.	928	156,953
Yellow Hat Ltd. (Japan)	33,100	475,138

		46,592,752

Technology Hardware, Storage & Peripherals —1.7%
3D Systems Corp.*(a)	19,426	418,436
Apple, Inc.	281,084	49,912,086
Dell Technologies, Inc. (Class C Stock)*	2,600	146,042
Pure Storage, Inc. (Class A Stock)*	9,250	301,087
Samsung Electronics Co. Ltd. (South Korea)	154,300	10,142,975
Tonies SE (Germany) (Class A Stock)*	15,200	200,677

		61,121,303

Textiles, Apparel & Luxury Goods — 0.8%
Asics Corp. (Japan)	66,900	1,483,272
Brunello Cucinelli SpA (Italy)*	7,581	523,412
Burberry Group PLC (United Kingdom) .	139,157	3,415,116
Capri Holdings Ltd.*	6,400	415,424
Columbia Sportswear Co.	4,120	401,453
Crocs, Inc.*	1,765	226,308
Deckers Outdoor Corp.*	800	293,048
Dr. Martens PLC (United Kingdom)*	84,255	489,654
Ermenegildo Zegna N.V. (PIPE) (Italy) (original cost $1,129,830; purchased 07/19/21)^(f)	112,983	1,124,859
EssilorLuxottica SA (France)	24,598	5,237,730
Kering SA (France)	1,657	1,333,344
Li Ning Co. Ltd. (China)	86,000	942,356
Lululemon Athletica, Inc.*	14,820	5,801,289

	Shares	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (cont’d.)
LVMH Moet Hennessy Louis Vuitton SE (France)	1,837	$1,519,324
NIKE, Inc. (Class B Stock)	27,857	4,642,926
Skechers USA, Inc. (Class A Stock)*	12,860	558,124

		28,407,639

Thrifts & Mortgage Finance — 0.2%
Aruhi Corp. (Japan)	23,500	213,406
Hingham Institution for Savings The	1,680	705,399
Housing Development Finance Corp. Ltd. (India)	173,772	6,029,321
New York Community Bancorp, Inc.	20,296	247,814
Ocwen Financial Corp.*	3,068	122,628
Radian Group, Inc.	15,080	318,640
Rocket Cos., Inc. (Class A Stock)	1,120	15,680
TFS Financial Corp.	15,813	282,578
WSFS Financial Corp.	4,000	200,480

		8,135,946

Tobacco — 0.2%
British American Tobacco PLC (United Kingdom)	51,586	1,914,254
Imperial Brands PLC (United Kingdom)	105,403	2,304,074
Philip Morris International, Inc.	20,097	1,909,215

		6,127,543

Trading Companies & Distributors — 0.3%
AerCap Holdings NV (Ireland)*	32,200	2,106,524
Air Lease Corp.	4,767	210,844
Beijer Ref AB (Sweden)	17,955	392,665
Hanwa Co. Ltd. (Japan)	21,900	620,782
Herc Holdings, Inc.	4,802	751,753
Howden Joinery Group PLC (United Kingdom)	56,833	693,033
IMCD NV (Netherlands)	5,032	1,117,434
NOW, Inc.*	40,500	345,870
SiteOne Landscape Supply, Inc.*	4,530	1,097,528
Sumitomo Corp. (Japan)	155,800	2,307,909
United Rentals, Inc.*	6,929	2,302,438

		11,946,780

Transportation Infrastructure — 0.0%
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR(a)	2,200	453,552

Water Utilities — 0.1%
American States Water Co.	3,645	377,039
American Water Works Co., Inc.	10,318	1,948,657
Artesian Resources Corp. (Class A Stock)	6,710	310,874
California Water Service Group	10,802	776,232

		3,412,802

Wireless Telecommunication Services — 0.3%
Gogo, Inc.*(a)	5,910	79,962
Millicom International Cellular SA (Colombia), SDR*	35,248	1,001,449
T-Mobile US, Inc.*	64,657	7,498,919

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services (cont’d.)
Vodafone Group PLC (United Kingdom)	1,635,054	$2,474,338

		11,054,668

TOTAL COMMON STOCKS (cost $2,090,498,415)		2,667,274,726

MASTER LIMITED PARTNERSHIP — 0.1%
Hotels, Restaurants & Leisure
Cedar Fair LP*	46,677	2,336,651

(cost $1,885,495)
PREFERRED STOCKS — 0.1%
Automobiles — 0.1%
Volkswagen AG (Germany) (PRFC)	14,000	2,828,158

Electric Utilities — 0.0%
Southern Co. (The), Series 2019, CVT, 6.750%, Maturing 08/01/22	11,686	628,122

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Germany) (PRFC)	1,120	758,105

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The), CVT, 6.875%, Maturing 02/15/24(a)	6,416	615,936

Machinery — 0.0%
Marcopolo SA (Brazil) (PRFC)	647,880	355,629

TOTAL PREFERRED STOCKS (cost $4,129,115)		5,185,950

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.2%
Automobiles — 0.0%
Avis Budget Rental Car Funding AESOP LLC,
Series 2017-01A, Class B, 144A
3.410%	09/20/23	500	505,721
Series 2019-01A, Class A, 144A
3.450%	03/20/23	123	122,981
Series 2019-02A, Class B, 144A
3.550%	09/22/25	345	360,310
Ford Credit Floorplan Master Owner Trust A,
Series 2020-02, Class B

1.320%	09/15/27	340	334,568

			1,323,580

Collateralized Loan Obligation — 0.0%
Palmer Square CLO Ltd. (Cayman Islands),
Series 2021-02A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.274%(c)	07/15/34	445	445,494

Credit Cards — 0.0%
Synchrony Credit Card Master Note Trust,
Series 2017-02, Class A
2.620%	10/15/25	155	157,591

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Equipment — 0.0%
CNH Equipment Trust,
Series 2019-C, Class B
2.350%	04/15/27	715	$730,631

Other — 0.1%
BRE Grand Islander Timeshare Issuer LLC,
Series 2019-A, Class A, 144A
3.280%	09/26/33	94	97,031
Driven Brands Funding LLC,
Series 2019-01A, Class A2, 144A
4.641%	04/20/49	302	317,792
Elara HGV Timeshare Issuer LLC,
Series 2017-A, Class A, 144A
2.690%	03/25/30	35	35,749
Hardee’s Funding LLC,
Series 2018-01A, Class A2II, 144A
4.959%	06/20/48	368	385,694
MVW LLC,
Series 2019-02A, Class A, 144A
2.220%	10/20/38	122	123,721
Planet Fitness Master Issuer LLC,
Series 2018-01A, Class A2I, 144A
4.262%	09/05/48	658	658,147
ServiceMaster Funding LLC,
Series 2021-01, Class A2I, 144A
2.865%	07/30/51	439	427,103

			2,045,237

Residential Mortgage-Backed Securities — 0.0%
Mill City Mortgage Loan Trust,
Series 2016-01, Class A1, 144A
2.500%(cc)	04/25/57	1	1,577
Series 2018-01, Class A1, 144A
3.250%(cc)	05/25/62	118	119,352
Towd Point Mortgage Trust,
Series 2016-02, Class A1A, 144A
2.750%(cc)	08/25/55	7	6,785
Series 2016-03, Class A1, 144A

2.250%(cc)	04/25/56	3	2,984
Series 2018-01, Class A1, 144A
3.000%(cc)	01/25/58	47	47,767

			178,465

Student Loans — 0.1%
Navient Private Education Refi Loan Trust,
Series 2019-CA, Class A2, 144A
3.130%	02/15/68	316	321,594
Series 2019-FA, Class A2, 144A
2.600%	08/15/68	320	324,529
Series 2019-GA, Class A, 144A
2.400%	10/15/68	371	375,996
Series 2021-A, Class A, 144A
0.840%	05/15/69	155	152,762
Nelnet Student Loan Trust,
Series 2021-CA, Class AFX, 144A
1.320%	04/20/62	893	878,631

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
SMB Private Education Loan Trust,
Series 2015-B, Class A3, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.860%(c)	05/17/32	550	$555,156
Series 2016-B, Class A2B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
1.560%(c)	02/17/32	442	447,111
Series 2018-B, Class A2A, 144A
3.600%	01/15/37	159	165,763
Series 2019-A, Class A2B, 144A, 1 Month LIBOR + 0.870% (Cap N/A, Floor 0.870%)
0.980%(c)	07/15/36	213	214,921
Series 2020-A, Class A2A, 144A
2.230%	09/15/37	160	162,272
Series 2021-A, Class APT1, 144A
1.070%	01/15/53	777	756,143

			4,354,878

TOTAL ASSET-BACKED SECURITIES (cost $9,182,782)			9,235,876

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Atrium Hotel Portfolio Trust,
Series 2017-ATRM, Class A, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.930%)
1.040%(c)	12/15/36	395	394,249
Barclays Commercial Mortgage Securities Trust,
Series 2019-BWAY, Class D, 144A, 1 Month LIBOR + 2.160% (Cap N/A, Floor 2.160%)
2.270%(c)	11/15/34	190	186,144
BFLD Trust,
Series 2019-DPLO, Class C, 144A, 1 Month LIBOR + 1.540% (Cap N/A, Floor 1.540%)
1.650%(c)	10/15/34	580	575,631
Cantor Commercial Real Estate Lending,
Series 2019-CF01, Class 65A, 144A
4.411%(cc)	05/15/52	155	158,002
CD Mortgage Trust,
Series 2017-CD03, Class B
3.984%(cc)	02/10/50	440	461,824
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AS
4.026%	05/10/47	50	52,374
Series 2015-GC27, Class A5
3.137%	02/10/48	235	244,781
Commercial Mortgage Trust,
Series 2015-LC21, Class A4
3.708%	07/10/48	260	276,391
Series 2015-PC01, Class A5
3.902%	07/10/50	190	202,488
Series 2017-PANW, Class A, 144A
3.244%	10/10/29	370	377,204
Extended Stay America Trust,
Series 2021-ESH, Class B, 144A, 1 Month LIBOR + 1.380% (Cap N/A, Floor 1.380%)
1.490%(c)	07/15/38	328	328,739

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates,
Series K023, Class A1
1.583%	04/25/22	4	$3,949
Series K057, Class A1
2.206%	06/25/25	89	90,686
Series K068, Class A1
2.952%	02/25/27	152	159,104
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class C, 144A
3.750%	12/10/36	555	566,349
Grace Trust,
Series 2020-GRCE, Class C, 144A
2.680%(cc)	12/10/40	200	197,234
Great Wolf Trust,
Series 2019-WOLF, Class D, 144A, 1 Month LIBOR + 1.933% (Cap N/A, Floor 1.933%)
2.043%(c)	12/15/36	275	271,547
GS Mortgage Securities Trust,
Series 2014-GC26, Class A5
3.629%	11/10/47	245	257,917
Series 2018-GS09, Class A4
3.992%(cc)	03/10/51	180	199,735
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class A3
3.801%	08/15/48	149	158,591
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A4
3.144%	06/15/49	110	115,157
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-609M, Class A, 144A, 1 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
1.480%(c)	10/15/33	340	339,893
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class B, 144A, 1 Month LIBOR + 1.101% (Cap N/A, Floor 1.101%)
1.211%(c)	04/15/38	950	947,919
MHC Trust,
Series 2021-MHC02, Class D, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.610%(c)	05/15/23	400	393,616
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class A5
3.741%	08/15/47	115	120,635
Series 2014-C17, Class B
4.464%(cc)	08/15/47	60	62,922
Series 2015-C27, Class AS
4.068%	12/15/47	265	283,528
Series 2016-C30, Class A5
2.860%	09/15/49	75	77,836
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36	580	567,788
New Orleans Hotel Trust,
Series 2019-HNLA, Class C, 144A, 1 Month LIBOR + 1.589% (Cap N/A, Floor 1.589%)
1.699%(c)	04/15/32	820	808,695

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
SFO Commercial Mortgage Trust,
Series 2021-555, Class B, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.610%(c)	05/15/38	410	$409,771
WFRBS Commercial Mortgage Trust,
Series 2014-C20, Class AS
4.176%	05/15/47	40	41,781

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $9,298,282)			9,332,480

CORPORATE BONDS — 3.1%
Advertising — 0.0%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.200%	04/15/24	17	18,040
Omnicom Group, Inc./Omnicom Capital, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/26	150	161,170
3.650%	11/01/24	125	132,452
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24	85	89,974

			401,636

Aerospace & Defense — 0.0%
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
3.832%	04/27/25	40	42,701

Agriculture — 0.0%
Altria Group, Inc.,
Gtd. Notes
2.350%	05/06/25	35	35,858

Airlines — 0.0%
American Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	04/01/28	59	60,272
American Airlines 2016-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.250%	07/15/25	244	241,998
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.800%	04/19/23	230	234,949
United Airlines 2014-2 Class B Pass-Through Trust,
Pass-Through Certificates
4.625%	03/03/24	60	61,086
United Airlines 2016-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.450%	01/07/30	154	154,723
United Airlines 2016-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.100%	04/07/30	154	152,120
United Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
4.150%	02/25/33	410	447,651

			1,352,799

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers — 0.1%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
0.750%	08/09/24(a)	620	$613,413
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.979%	08/03/22	350	352,682
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
2.400%	04/10/28	855	854,971
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.850%	11/01/22	203	205,947
Sr. Unsec’d. Notes, 144A, MTN
1.300%	01/08/26(a)	555	539,963
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
0.900%	11/08/24(a)	735	729,989
2.650%	05/10/22	510	514,036
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
3.350%	05/13/25	585	615,706

			4,426,707

Banks — 0.7%
ABN AMRO Bank NV (Netherlands),
Sub. Notes, 144A
4.750%	07/28/25	200	218,247
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
2.700%	01/10/25	375	383,406
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.125%	02/23/23	400	409,526
3.490%	05/28/30	200	211,742
3.848%	04/12/23	400	414,022
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31	500	504,850
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26	190	204,720
Sr. Unsec’d. Notes, MTN
2.676%(ff)	06/19/41	1,275	1,225,742
4.330%(ff)	03/15/50	300	371,383
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32	425	430,441
Sub. Notes, MTN
4.200%	08/26/24	10	10,716
4.450%	03/03/26	225	247,935
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, 144A
2.125%	11/21/22	465	471,428
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.852%(ff)	05/07/26	745	767,964
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26	415	419,252

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
2.871%(ff)	04/19/32	600	$607,864
BPCE SA (France),
Gtd. Notes, 144A, MTN
3.000%	05/22/22	250	252,391
Sub. Notes, 144A, MTN
4.500%	03/15/25	200	215,565
4.875%	04/01/26	200	220,933
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.572%(ff)	06/03/31	1,230	1,240,166
5.875%	01/30/42	25	35,357
Citizens Financial Group, Inc.,
Sub. Notes
4.300%	02/11/31	129	135,180
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/24/23	585	606,442
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26	630	633,927
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
1.226%	06/22/24	875	874,878
Fifth Third Bancorp,
Sr. Unsec’d. Notes
1.625%	05/05/23	175	176,643
Sub. Notes
4.300%	01/16/24	30	31,733
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.615%(ff)	04/22/32	375	376,906
2.650%(ff)	10/21/32	210	211,392
3.750%	05/22/25	125	133,430
3.800%	03/15/30	695	764,365
Sub. Notes
4.250%	10/21/25(a)	500	545,562
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.206%(ff)	08/17/29	335	328,608
2.848%(ff)	06/04/31	460	466,759
3.262%(ff)	03/13/23	375	376,729
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.150%	03/29/22	200	201,283
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22	200	202,441
3.375%	01/12/23	200	204,583
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.125%	01/23/25	500	525,665
3.559%(ff)	04/23/24	250	258,219
3.897%(ff)	01/23/49	1,150	1,332,669
Sub. Notes
2.956%(ff)	05/13/31	735	760,643
4.250%	10/01/27	175	195,996

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.326%(ff)	06/15/23	200	$200,357
Manufacturers & Traders Trust Co.,
Sub. Notes
3.400%	08/17/27	250	267,555
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.538%(ff)	07/20/27	850	835,505
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
3.622%(ff)	04/01/31	1,300	1,418,106
3.971%(ff)	07/22/38	190	216,256
NatWest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.375%	05/21/23	590	601,378
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A
1.000%	06/09/23	200	200,641
Northern Trust Corp.,
Sr. Unsec’d. Notes
2.375%	08/02/22	25	25,273
PNC Bank NA,
Sr. Unsec’d. Notes
3.500%	06/08/23(a)	385	399,414
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22	335	335,871
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.150%	06/12/25(a)	1,115	1,106,478
Sub. Notes
3.625%(ff)	09/15/31	35	37,594
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.950%	06/05/30	265	261,715
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
3.000%	03/15/22	50	50,154
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27	270	263,959
4.125%	09/24/25	200	216,519
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	965	981,000
2.572%(ff)	02/11/31	650	663,460
3.500%	03/08/22	12	12,069

			26,301,007

Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49	500	691,555
JDE Peet’s NV (Netherlands),
Gtd. Notes, 144A
1.375%	01/15/27	640	617,663

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
Keurig Dr. Pepper, Inc.,
Gtd. Notes
2.550%	09/15/26	145	$149,663

			1,458,881

Biotechnology — 0.0%
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22	60	61,229
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.250%	09/01/22	55	55,737

			116,966

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22	30	30,318
CRH America Finance, Inc. (Ireland),
Gtd. Notes, 144A
3.950%	04/04/28	500	551,051
Vulcan Materials Co.,
Sr. Unsec’d. Notes
4.500%	06/15/47	75	92,005

			673,374

Chemicals — 0.0%
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
1.500%	10/15/25	25	25,124
LYB International Finance II BV,
Gtd. Notes
3.500%	03/02/27(a)	250	269,345
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26	80	87,716

			382,185

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.850%	11/15/24	10	10,611
Experian Finance PLC (United Kingdom),
Gtd. Notes, 144A
4.250%	02/01/29	200	222,176
George Washington University (The),
Unsec’d. Notes, Series 2014
4.300%	09/15/44	75	95,302
Unsec’d. Notes, Series 2016
3.545%	09/15/46	60	64,756
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38	75	91,284
Northwestern University,
Unsec’d. Notes, Series 2020
2.640%	12/01/50	220	225,433

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
1.650%	06/01/25	495	$501,114
President & Fellows of Harvard College,
Unsec’d. Notes
3.619%	10/01/37	35	40,991
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
3.000%	05/22/30	250	262,574
3.500%	03/16/23	155	159,595
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
2.450%	03/16/31	385	381,310
3.375%	03/22/27	35	37,198
4.125%	02/02/26	30	32,613

			2,124,957

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
1.250%	08/20/30	840	793,238
1.650%	05/11/30	400	390,806
2.950%	09/11/49	425	439,396

			1,623,440

Diversified Financial Services — 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.300%	01/23/23	385	393,201
3.500%	05/26/22	150	151,341
4.125%	07/03/23	250	259,912
4.875%	01/16/24	150	159,563
6.500%	07/15/25	150	171,532
AIG Global Funding,
Sec’d. Notes, 144A
2.300%	07/01/22	335	337,706
Air Lease Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/22	165	165,138
3.625%	04/01/27	150	157,877
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24	220	230,440
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.650%	05/11/27(a)	415	448,004
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	75	79,418
3.850%	11/21/22	355	364,453
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
1.850%	09/15/32	435	417,313
Synchrony Financial,
Sr. Unsec’d. Notes
4.250%	08/15/24	415	439,824

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Western Union Co. (The),
Sr. Unsec’d. Notes
2.850%	01/10/25	205	$212,345

			3,988,067

Electric — 0.2%
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.400%	05/15/44	35	40,746
Ausgrid Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.850%	05/01/23	360	369,761
CMS Energy Corp.,
Sr. Unsec’d. Notes
4.875%	03/01/44	25	31,473
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26	55	57,087
3.750%	09/01/46	45	48,215
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	175	195,959
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.875%	07/12/28	200	195,075
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28	105	111,763
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26(a)	400	426,560
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31	235	317,414
ITC Holdings Corp.,
Sr. Unsec’d. Notes
2.700%	11/15/22(a)	370	375,689
Mid-Atlantic Interstate Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.100%	05/15/28	370	406,492
Mississippi Power Co.,
Sr. Unsec’d. Notes
3.950%	03/30/28	385	422,283
Ohio Power Co.,
Sr. Unsec’d. Notes, Series D
6.600%	03/01/33	295	396,885
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27(a)	585	565,726
Southern Co. (The),
Sr. Unsec’d. Notes
4.250%	07/01/36	140	158,207
State Grid Overseas Investment BVI Ltd. (China),
Gtd. Notes, 144A, MTN
3.750%	05/02/23	500	517,699

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	150	$159,037
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.000%	01/15/43	250	288,072
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	360	371,213

			5,455,356

Electronics — 0.0%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.875%	07/15/23	85	88,095

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.375%	11/15/27	155	166,745

Foods — 0.1%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
4.600%	11/01/25(a)	500	550,032
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.947%	11/02/26	250	262,954
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
1.250%	09/24/26(a)	865	843,401

			1,656,387

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes, 144A
4.200%	01/29/30	200	213,212
International Paper Co.,
Sr. Unsec’d. Notes
4.800%	06/15/44	19	24,007

			237,219

Gas — 0.0%
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.250%	07/15/27	70	77,070
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31	555	519,354
3.950%	03/30/48	235	264,833

			861,257

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
1.150%	01/30/28(a)	480	466,667
3.400%	11/30/23	98	102,403
4.750%	11/30/36	185	236,187

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Alcon Finance Corp. (Switzerland),
Gtd. Notes, 144A
2.600%	05/27/30(a)	455	$459,752
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45	22	28,859
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
1.900%	09/15/28	525	516,040

			1,809,908

Healthcare-Services — 0.3%
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45	175	238,386
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43	55	68,674
Banner Health,
Unsec’d. Notes
1.897%	01/01/31	185	179,247
2.913%	01/01/51(a)	925	939,822
Baylor Scott & White Holdings,
Sec’d. Notes
3.967%	11/15/46	200	237,912
Unsec’d. Notes
4.185%	11/15/45	125	153,094
Centra Health, Inc.,
Unsec’d. Notes
4.700%	01/01/48	650	800,313
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24	415	428,592
2.782%	10/01/30	205	210,218
3.910%	10/01/50	1,060	1,182,124
Hackensack Meridian Health, Inc.,
Sr. Sec’d. Notes
4.211%	07/01/48	490	605,702
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29	510	562,323
Humana, Inc.,
Sr. Unsec’d. Notes
2.150%	02/03/32	185	179,194
MedStar Health, Inc.,
Sec’d. Notes, Series 20A
3.626%	08/15/49	375	412,911
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes, Series 2015
4.200%	07/01/55	75	96,100
NYU Langone Hospitals,
Sec’d. Notes
4.784%	07/01/44	135	170,837
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series A
3.930%	10/01/48	850	1,001,682

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Stanford Health Care,
Unsec’d. Notes, Series 2018
3.795%	11/15/48	250	$296,418
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45	200	240,937
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	250	248,145
2.900%	05/15/50	580	591,822
West Virginia United Health System Obligated Group,
Sec’d. Notes, Series 2018
4.924%	06/01/48	525	691,452

			9,535,905

Home Furnishings — 0.0%
Panasonic Corp. (Japan),
Sr. Unsec’d. Notes, 144A
2.536%	07/19/22	450	453,807

Insurance — 0.1%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A, MTN
3.200%	03/11/25	200	208,944
American International Group, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/24	50	53,096
Aon Corp.,
Gtd. Notes
2.200%	11/15/22	565	572,348
Aon PLC,
Gtd. Notes
4.750%	05/15/45	75	93,518
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23	200	204,341
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24	30	31,660
Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
3.900%	04/20/23	87	90,127
First American Financial Corp.,
Sr. Unsec’d. Notes
4.600%	11/15/24	50	54,207
Jackson Financial, Inc.,
Sr. Unsec’d. Notes, 144A
1.125%	11/22/23(a)	435	434,339
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44(a)	450	553,473
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.300%	03/14/23	30	30,774
3.500%	06/03/24	460	485,358
New York Life Global Funding,
Sec’d. Notes, 144A
1.100%	05/05/23	100	100,480

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30	445	$440,077
3.300%	09/15/22	35	35,653
3.400%	05/15/25	120	126,825
3.700%	05/15/29	325	358,964
Protective Life Global Funding,
Sec’d. Notes, 144A
1.082%	06/09/23	195	195,592
1.170%	07/15/25	500	493,686
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	70	90,037
Willis North America, Inc.,
Gtd. Notes
3.600%	05/15/24	180	188,643

			4,842,142

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24	140	146,520
3.875%	08/22/37	220	258,433
5.200%	12/03/25	230	262,002
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.875%	09/29/23	430	447,553
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.600%	06/01/26	125	135,306
3.650%	03/15/25	75	79,751
Expedia Group, Inc.,
Gtd. Notes
5.000%	02/15/26	118	131,618
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
2.985%	01/19/23	200	203,522
Weibo Corp. (China),
Sr. Unsec’d. Notes
3.500%	07/05/24	365	375,002

			2,039,707

Iron/Steel — 0.0%
Nucor Corp.,
Sr. Unsec’d. Notes
2.700%	06/01/30	210	216,217

Lodging — 0.0%
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.375%	07/15/23	85	87,059

Media — 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.500%	02/01/24	500	531,528
4.908%	07/23/25	305	335,939

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Comcast Corp.,
Gtd. Notes
1.950%	01/15/31	980	$958,299
2.650%	02/01/30	500	517,897
3.900%	03/01/38	300	338,373
Cox Communications, Inc.,
Gtd. Notes, 144A
2.950%	10/01/50	760	714,730
Fox Corp.,
Sr. Unsec’d. Notes
4.030%	01/25/24	600	633,754
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.350%	05/15/26	20	21,275
Time Warner Cable LLC,
Sr. Sec’d. Notes
6.550%	05/01/37	28	36,679
6.750%	06/15/39	30	40,898
Walt Disney Co. (The),
Gtd. Notes
3.700%	10/15/25	30	32,306

			4,161,678

Mining — 0.0%
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.750%	01/15/31	200	212,976

Oil & Gas — 0.2%
BP Capital Markets America, Inc.,
Gtd. Notes
1.749%	08/10/30(a)	1,480	1,425,715
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	01/15/23(a)	500	509,261
2.950%	07/15/30(a)	420	429,203
Chevron Corp.,
Sr. Unsec’d. Notes
1.995%	05/11/27	200	203,438
ConocoPhillips,
Gtd. Notes, 144A
2.400%	02/15/31	90	90,519
3.750%	10/01/27	90	98,497
ConocoPhillips Co.,
Gtd. Notes
4.950%	03/15/26(a)	500	565,204
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	710	737,108
4.750%	05/31/25	210	230,075
Eni SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A
4.000%	09/12/23	200	209,343
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	185	201,804

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
4.300%	05/20/23	200	$208,053
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.125%	01/15/26	205	199,398
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.100%	05/15/25	85	88,951
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.850%	04/15/25	720	747,995
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	09/15/26	50	53,312
3.700%	03/15/28	260	277,433
4.500%	03/04/29	350	391,517

			6,666,826

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.750%	05/01/24	240	251,966

Packaging & Containers — 0.0%
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.650%	09/15/24	30	31,707

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	05/14/26	55	58,187
3.600%	05/14/25	220	233,800
4.250%	11/21/49	395	474,232
4.500%	05/14/35	200	239,076
4.700%	05/14/45	285	352,413
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.823%	05/20/30	240	248,516
3.700%	06/06/27	235	256,250
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.550%	08/15/22	155	157,904
4.250%	10/26/49	390	482,405
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23	114	118,654
CVS Health Corp.,
Sr. Unsec’d. Notes
1.875%	02/28/31	240	230,285
2.700%	08/21/40	90	86,439
3.250%	08/15/29	600	639,665
5.050%	03/25/48	500	654,225
Perrigo Finance Unlimited Co.,
Gtd. Notes
3.900%	06/15/30	860	872,099

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	260	$267,344
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
2.050%	03/31/30	485	472,826
Zoetis, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	500	492,741

			6,337,061

Pipelines — 0.1%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	425	438,480
4.450%	07/15/27	50	54,834
4.950%	12/15/24	60	65,025
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	165	172,140
3.701%	01/15/39	135	146,551
Enbridge, Inc. (Canada),
Gtd. Notes
4.000%	10/01/23	65	67,891
4.250%	12/01/26	55	60,678
Energy Transfer LP,
Sr. Unsec’d. Notes
3.750%	05/15/30	215	228,504
5.250%	04/15/29	345	396,373
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	09/15/46	45	49,976
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	150	164,669
4.500%	05/15/30	95	107,355
Spectra Energy Partners LP,
Gtd. Notes
3.375%	10/15/26	130	137,978
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
5.100%	09/15/45	165	203,688

			2,294,142

Real Estate Investment Trusts (REITs) — 0.2%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.450%	04/30/25	595	632,537
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.300%	07/15/26	500	530,168
4.125%	07/01/24	50	53,448
American Tower Corp.,
Sr. Unsec’d. Notes
1.450%	09/15/26	980	960,745

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Boston Properties LP,
Sr. Unsec’d. Notes
3.650%	02/01/26	75	$80,383
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.900%	03/15/27	70	75,419
4.050%	07/01/30	215	236,083
4.125%	06/15/26	115	124,736
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/31	525	510,917
3.700%	06/15/26	200	214,563
4.750%	05/15/47	85	104,248
Essex Portfolio LP,
Gtd. Notes
3.375%	04/15/26	830	878,242
4.500%	03/15/48(a)	350	430,912
Healthcare Realty Trust, Inc.,
Sr. Unsec’d. Notes
3.625%	01/15/28	160	172,538
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/31	85	88,396
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	200	209,882
4.250%	08/15/29	100	111,428
4.375%	10/01/25	40	43,539
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.300%	02/01/25	145	152,416
Life Storage LP,
Gtd. Notes
4.000%	06/15/29	440	487,828
Public Storage,
Sr. Unsec’d. Notes
1.950%	11/09/28	305	304,522
Realty Income Corp.,
Sr. Unsec’d. Notes
3.100%	12/15/29	605	642,542
3.950%	08/15/27	195	216,427
Regency Centers LP,
Gtd. Notes
4.125%	03/15/28	150	166,895
SBA Tower Trust,
Asset-Backed, 144A
2.836%	01/15/50	315	323,164
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24	100	105,214

			7,857,192

Retail — 0.1%
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31(a)	725	682,798
3.125%	04/18/24	130	135,438

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
3.125%	04/21/26	70	$73,831
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
1.500%	09/15/28(a)	805	793,425
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.600%	09/01/27	250	271,380
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23	505	520,724
4.450%	02/15/25	10	10,583
4.850%	04/01/24	105	112,056
Ross Stores, Inc.,
Sr. Unsec’d. Notes
1.875%	04/15/31	185	177,067
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
1.600%	05/15/31	215	205,570

			2,982,872

Semiconductors — 0.0%
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
2.150%	05/20/30	445	448,735

Software — 0.1%
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26	280	296,377
Microsoft Corp.,
Sr. Unsec’d. Notes
2.921%	03/17/52	150	158,837
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.400%	09/15/27	805	781,654
2.000%	06/30/30	165	158,874
salesforce.com, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/41	695	693,154
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	785	731,958
VMware, Inc.,
Sr. Unsec’d. Notes
1.400%	08/15/26	830	816,350

			3,637,204

Telecommunications — 0.1%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
2.875%	05/07/30	435	450,161
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/41	1,265	1,301,703
4.350%	03/01/29	185	208,152
Crown Castle Towers LLC,
Asset-Backed, 144A
3.663%	05/15/45	50	52,024

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
3.720%	07/15/43	160	$161,899
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.625%	12/15/25	45	47,918
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40	1,610	1,528,126
4.000%	03/22/50	500	574,994

			4,324,977

Toys/Games/Hobbies — 0.0%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.000%	11/19/24	435	453,438
3.550%	11/19/26	465	499,051

			952,489

Transportation — 0.0%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35	200	244,115
Kansas City Southern,
Gtd. Notes
2.875%	11/15/29	360	373,621
3.500%	05/01/50	475	507,421
4.300%	05/15/43	80	92,882

			1,218,039

Trucking & Leasing — 0.0%
GATX Corp.,
Sr. Unsec’d. Notes
3.250%	09/15/26	375	394,656
3.500%	03/15/28	280	299,945
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
3.550%	04/15/24	200	208,893
4.125%	07/15/23	200	208,414

			1,111,908

TOTAL CORPORATE BONDS (cost $109,528,378)			112,868,154

MUNICIPAL BONDS — 0.3%
California — 0.1%
Bay Area Toll Authority,
Taxable, Revenue Bonds, BABs, Series S3
6.907%	10/01/50	430	759,990
California State Public Works Board,
Taxable, Revenue Bonds, BABs
7.804%	03/01/35	200	282,525
Northern California Power Agency,
Taxable, Revenue Bonds, BABs, Series B
7.311%	06/01/40	200	297,651
San Jose Redevelopment Agency Successor Agency,
Taxable, Series A-T
3.375%	08/01/34	165	173,857

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (cont’d.)
State of California,
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	120	$185,048
7.625%	03/01/40	100	165,845
University of California,
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	15	17,771

			1,882,687

Florida — 0.0%
County of Miami-Dade Water & Sewer System Revenue,
Taxable, Revenue Bonds, Series C
3.490%	10/01/42	405	425,425
Florida Development Finance Corp.,
Taxable, Revenue Bonds, Series B
4.109%	04/01/50	610	645,160

			1,070,585

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	583	906,429

Illinois — 0.1%
County of Cook,
General Obligation Unlimited, Taxable, BABs, Series D
6.229%	11/15/34	670	899,548
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Limited, Taxable, BABs
5.720%	12/01/38	410	562,219

			1,461,767

Michigan — 0.0%
Detroit City School District,
General Obligation Unlimited
6.645%	05/01/29	240	310,238
Great Lakes Water Authority Sewage Disposal System Revenue,
Taxable, Revenue Bonds, Series A
3.056%	07/01/39	170	178,688

			488,926

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	410	516,560
New York State Dormitory Authority,
Taxable, Revenue Bonds, Series B
3.879%	07/01/46	375	395,134
4.850%	07/01/48	800	907,371
Port Authority of New York & New Jersey,
Taxable, Revenue Bonds
5.310%	08/01/46	50	54,270

			1,873,335

North Carolina — 0.0%
University of North Carolina at Chapel Hill,
Taxable, Revenue Bonds
3.847%	12/01/34	150	172,065

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
South Carolina — 0.0%
South Carolina Public Service Authority,
Taxable, Revenue Bonds, Series D
2.388%	12/01/23	120	$123,486

Texas — 0.0%
Dallas/Fort Worth International Airport,
Taxable, Revenue Bonds, Series A
2.994%	11/01/38	480	500,701
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	780	872,001

			1,372,702

Utah — 0.0%
Utah Transit Authority,
Taxable, Revenue Bonds, Series B
3.443%	12/15/42	730	777,588

Wisconsin — 0.0%
State of Wisconsin,
Taxable, Revenue Bonds, Series A
3.954%	05/01/36	250	274,235

TOTAL MUNICIPAL BONDS (cost $9,495,287)			10,403,805

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
Angel Oak Mortgage Trust,
Series 2020-06, Class A2, 144A
1.518%(cc)	05/25/65	126	125,480
Series 2020-06, Class M1, 144A
2.805%(cc)	05/25/65	385	384,419
Series 2021-01, Class A1, 144A
0.909%(cc)	01/25/66	483	480,289
Series 2021-01, Class A2, 144A
1.115%(cc)	01/25/66	138	137,340
Series 2021-02, Class A1, 144A
0.985%(cc)	04/25/66	407	402,232
Angel Oak Mortgage Trust LLC,
Series 2020-05, Class A1, 144A
1.373%(cc)	05/25/65	144	143,528
Citigroup Mortgage Loan Trust, Inc.,
Series 2020-EXP02, Class A3, 144A
2.500%(cc)	08/25/50	356	358,209
Deephaven Residential Mortgage Trust,
Series 2021-02, Class A1, 144A
0.899%(cc)	04/25/66	155	152,254
Ellington Financial Mortgage Trust,
Series 2019-02, Class A3, 144A
3.046%(cc)	11/25/59	99	99,227
Series 2021-02, Class A1, 144A
0.931%(cc)	06/25/66	192	188,320
Fannie Mae Connecticut Avenue Securities,
Series 2017-C04, Class 2ED2, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.203%(c)	11/25/29	665	665,521
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2021-DNA02, Class M1, 144A, 30 Day Average SOFR + 0.800% (Cap N/A, Floor 0.000%)
0.850%(c)	08/25/33	258	257,711

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-DNA07, Class M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)
0.900%(c)	11/25/41	490	$489,846
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA06, Class M1, 144A, 30 Day Average SOFR + 0.900% (Cap N/A, Floor 0.000%)
0.950%(c)	12/25/50	39	38,898
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	10/25/33	220	223,928
Series 2021-DNA06, Class M2, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)
1.550%(c)	10/25/41	285	284,829
Series 2021-HQA01, Class M1, 144A, 30 Day Average SOFR + 0.700% (Cap N/A, Floor 0.000%)
0.750%(c)	08/25/33	367	366,507
Flagstar Mortgage Trust,
Series 2021-05INV, Class A2, 144A
2.500%(cc)	07/25/51	747	750,635
Freddie Mac REMICS,
Series 4623, Class MF, 1 Month LIBOR + 0.500% (Cap 6.500%, Floor 0.500%)
0.610%(c)	10/15/46	23	23,700
Series 4977, Class IO, IO
4.500%	05/25/50	141	20,406
Galton Funding Mortgage Trust,
Series 2018-01, Class A23, 144A
3.500%(cc)	11/25/57	27	27,447
Series 2019-H01, Class A1, 144A
2.657%(cc)	10/25/59	3	3,186
Series 2019-H01, Class A3, 144A
2.964%(cc)	10/25/59	363	364,436
Series 2020-H01, Class A1, 144A
2.310%(cc)	01/25/60	63	63,791
Government National Mortgage Assoc.,
Series 2017-184, Class JH
3.000%	12/20/47	23	23,884
Series 2018-08, Class DA
3.000%	11/20/47	18	18,404
GS Mortgage-Backed Securities Corp. Trust,
Series 2021-PJ05, Class A8, 144A
2.500%(cc)	10/25/51	728	735,750
Homeward Opportunities Fund I Trust,
Series 2019-03, Class A1, 144A
2.675%(cc)	11/25/59	33	32,546
Series 2019-03, Class A3, 144A
3.031%(cc)	11/25/59	102	101,958
JPMorgan Mortgage Trust,
Series 2020-INV02, Class A3, 144A
3.000%(cc)	10/25/50	300	304,222
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	273	281,173
Morgan Stanley Residential Mortgage Loan Trust,
Series 2021-02, Class A9, 144A
2.500%(cc)	05/25/51	159	157,766

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust,
Series 2019-NQM5, Class A1, 144A
2.710%(cc)	11/25/59	265	$265,811
OBX Trust,
Series 2019-EXP03, Class 1A9, 144A
3.500%(cc)	10/25/59	101	102,251
Series 2019-EXP03, Class 2A2, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.202%(c)	10/25/59	49	49,636
Series 2020-EXP01, Class 1A8, 144A
3.500%(cc)	02/25/60	83	83,919
Series 2020-EXP01, Class 2A2, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.052%(c)	02/25/60	53	52,893
Series 2020-EXP02, Class A8, 144A
3.000%(cc)	05/25/60	242	243,302
PSMC Trust,
Series 2021-02, Class A3, 144A
2.500%(cc)	05/25/51	610	616,336
Sequoia Mortgage Trust,
Series 2018-CH02, Class A3, 144A
4.000%(cc)	06/25/48	63	63,089
SG Residential Mortgage Trust,
Series 2019-03, Class A1, 144A
2.703%(cc)	09/25/59	32	32,436
Starwood Mortgage Residential Trust,
Series 2019-INV01, Class A1, 144A
2.610%(cc)	09/27/49	18	17,980
Series 2019-INV01, Class A3, 144A
2.916%(cc)	09/27/49	211	210,505
Series 2020-INV01, Class A1, 144A
1.027%(cc)	11/25/55	195	192,429
Series 2021-02, Class A2, 144A
1.172%(cc)	05/25/65	159	157,840
Verus Securitization Trust,
Series 2021-01, Class A1, 144A
0.815%(cc)	01/25/66	232	230,034
Wells Fargo Mortgage-Backed Securities Trust,
Series 2021-RR1, Class A1, 144A
2.500%(cc)	12/25/50	387	387,309

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $10,471,303)			10,413,612

SOVEREIGN BONDS — 0.0%
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24	200	206,412
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.659%	05/24/31	925	901,853
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36	60	80,345

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24	250	$261,931

TOTAL SOVEREIGN BONDS (cost $1,428,584)			1,450,541

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.4%
Federal Home Loan Mortgage Corp.
2.000%	01/01/36	1,002	1,028,435
2.000%	12/01/51	1,392	1,390,814
2.500%	05/01/51	96	98,303
2.500%	06/01/51	148	152,698
2.500%	06/01/51	275	284,084
2.500%	07/01/51	109	111,763
2.500%	08/01/51	317	324,959
2.500%	08/01/51	399	409,198
3.000%	01/01/27	10	10,301
3.000%	02/01/30	23	24,707
3.000%	05/01/30	37	39,088
3.000%	03/01/35	171	181,304
3.000%	08/01/43	83	87,401
3.000%	02/01/47	471	497,118
3.000%	09/01/49	120	126,724
3.000%	01/01/50	1,051	1,100,548
3.500%	06/01/33	160	169,034
3.500%	03/01/42	2	1,948
3.500%	12/01/42	57	61,959
3.500%	07/01/43	38	40,393
3.500%	01/01/44	80	86,423
3.500%	03/01/45	155	166,864
3.500%	03/01/46	144	154,876
3.500%	01/01/48	475	506,969
3.500%	01/01/50	266	284,480
4.000%	09/01/40	1	1,129
4.000%	12/01/40	17	18,792
4.000%	02/01/41	18	20,024
4.000%	04/01/42	3	3,453
4.000%	06/01/42	11	12,284
4.000%	11/01/45	61	65,743
4.000%	01/01/46	420	459,748
4.000%	01/01/50	228	242,701
4.000%	02/01/50	377	404,132
4.500%	05/01/40	8	8,610
4.500%	10/01/41	55	60,631
4.500%	05/01/42	28	31,339
4.500%	07/01/45	369	395,219
4.500%	05/01/50	44	47,073
5.000%	07/01/35	17	19,221
5.000%	09/01/39	3	3,693
5.500%	06/01/36	23	26,794
5.500%	05/01/44	282	318,729
6.000%	08/01/34	12	13,945
6.000%	01/01/38	5	5,329
Federal National Mortgage Assoc.
2.000%	TBA	18,530	18,472,907
2.000%	07/01/28	8	7,947
2.000%	05/01/36	136	139,208
2.000%	05/01/36	1,011	1,038,704

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
2.500%	TBA	11,515	$11,748,054
2.500%	05/01/30	23	23,657
2.500%	05/01/32	97	100,860
2.500%	11/01/34	384	400,106
2.500%	06/01/51	358	370,306
2.500%	07/01/51	672	690,664
2.500%	08/01/51	412	422,845
2.500%	08/01/51	470	480,040
2.500%	10/01/51	903	924,902
2.500%	10/01/51	991	1,015,219
3.000%	TBA	40,190	41,574,137
3.000%	12/01/27	5	4,917
3.000%	06/01/28	97	101,247
3.000%	10/01/28	11	11,859
3.000%	03/01/30	45	47,039
3.000%	09/01/33	8	8,883
3.000%	02/01/34	458	479,383
3.000%	01/01/35	38	40,768
3.000%	05/01/35	472	498,118
3.000%	06/01/35	94	99,672
3.000%	11/01/36	21	22,685
3.000%	11/01/36	84	88,784
3.000%	12/01/36	25	26,359
3.000%	02/01/40	437	462,264
3.000%	04/01/40	165	176,215
3.000%	04/01/40	180	189,267
3.000%	01/01/43	23	23,880
3.000%	01/01/43	108	113,994
3.000%	02/01/43	170	179,365
3.000%	03/01/43	138	145,318
3.000%	05/01/43	1	1,099
3.000%	05/01/43	18	18,616
3.000%	05/01/43	46	49,094
3.000%	05/01/43	87	92,295
3.000%	07/01/43	12	12,831
3.000%	09/01/43	66	69,906
3.000%	06/01/46	1,944	2,048,899
3.000%	09/01/46	26	26,850
3.000%	11/01/46	12	12,521
3.000%	11/01/46	19	20,202
3.000%	11/01/46	33	34,673
3.000%	11/01/46	83	87,863
3.000%	11/01/46	106	111,904
3.000%	11/01/46	119	125,459
3.000%	12/01/46	21	21,681
3.000%	12/01/46	62	64,884
3.000%	12/01/46	99	104,717
3.000%	12/01/46	99	104,929
3.000%	12/01/46	102	107,713
3.000%	01/01/47	68	71,887
3.000%	02/01/47	143	151,004
3.000%	06/01/47	144	152,755
3.000%	11/01/48	623	648,532
3.000%	08/01/49	104	110,272
3.000%	12/01/49	1,072	1,116,568
3.000%	02/01/50	338	354,150
3.000%	05/01/50	943	990,200
3.000%	07/01/50	174	181,605

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.000%	08/01/50	121	$126,674
3.000%	08/01/50	235	245,393
3.000%	09/01/50	18	19,210
3.000%	10/01/50	442	462,105
3.000%	10/01/51	69	73,444
3.500%	TBA	5,720	6,013,092
3.500%	08/01/32	144	152,738
3.500%	11/01/32	107	113,888
3.500%	12/01/33	357	376,136
3.500%	02/01/35	8	8,772
3.500%	06/01/38	31	32,370
3.500%	10/01/41	8	8,489
3.500%	07/01/42	29	31,563
3.500%	06/01/43	12	13,361
3.500%	06/01/43	14	15,560
3.500%	07/01/43	73	79,344
3.500%	08/01/43	87	93,916
3.500%	09/01/43	39	42,369
3.500%	03/01/44	19	20,396
3.500%	07/01/44	48	51,370
3.500%	04/01/45	1	573
3.500%	04/01/45	15	15,786
3.500%	04/01/45	64	68,193
3.500%	05/01/45	45	48,534
3.500%	07/01/45	87	93,282
3.500%	09/01/45	86	91,749
3.500%	11/01/45	18	18,876
3.500%	11/01/45	18	19,403
3.500%	12/01/45	151	162,508
3.500%	01/01/46	69	74,010
3.500%	06/01/46	124	133,077
3.500%	02/01/47	17	18,329
3.500%	11/01/47	1,152	1,221,132
3.500%	12/01/47	5	5,544
3.500%	01/01/48	471	498,940
3.500%	02/01/48	28	30,258
3.500%	05/01/49	600	642,352
3.500%	10/01/49	702	761,635
3.500%	05/01/50	217	228,470
3.500%	07/01/50	235	248,807
4.000%	TBA	6,785	7,213,020
4.000%	11/01/40	21	22,557
4.000%	11/01/40	157	170,593
4.000%	12/01/40	6	6,402
4.000%	02/01/41	13	13,991
4.000%	02/01/41	16	17,643
4.000%	02/01/41	32	35,307
4.000%	02/01/41	42	45,493
4.000%	02/01/41	629	688,228
4.000%	01/01/42	14	15,539
4.000%	08/01/42	25	28,050
4.000%	01/01/43	11	12,500
4.000%	03/01/44	156	171,117
4.000%	06/01/45	19	20,894
4.000%	09/01/45	5	5,798
4.000%	10/01/45	62	67,797
4.000%	10/01/45	1,406	1,535,826
4.000%	11/01/45	6	6,869

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.000%	12/01/45	6	$6,093
4.000%	01/01/46	44	47,670
4.000%	03/01/46	15	16,187
4.000%	07/01/46	42	45,618
4.000%	09/01/46	5	5,468
4.000%	12/01/46	6	6,556
4.000%	02/01/47	540	583,963
4.000%	08/01/47	115	123,547
4.000%	10/01/47	164	176,000
4.000%	02/01/48	37	39,760
4.000%	11/01/49	118	125,499
4.000%	10/01/51	326	349,375
4.500%	TBA	3,520	3,769,628
4.500%	08/01/24	2	1,891
4.500%	01/01/27	2	2,080
4.500%	09/01/35	16	17,769
4.500%	12/01/39	3	3,202
4.500%	03/01/40	6	6,781
4.500%	08/01/40	31	33,921
4.500%	10/01/40	17	19,215
4.500%	04/01/41	59	65,630
4.500%	05/01/41	8	8,376
4.500%	05/01/41	498	550,158
4.500%	01/01/44	20	22,072
4.500%	01/01/44	54	60,048
4.500%	04/01/44	28	30,497
4.500%	03/01/46	20	21,781
4.500%	03/01/46	90	98,996
4.500%	07/01/46	65	71,049
4.500%	09/01/46	187	207,393
4.500%	05/01/47	135	148,325
4.500%	06/01/47	322	349,135
4.500%	06/01/48	253	275,398
4.500%	08/01/48	39	41,960
4.500%	08/01/48	59	63,243
4.500%	08/01/48	237	254,265
4.500%	12/01/48	209	223,659
4.500%	09/01/49	231	252,271
4.500%	11/01/49	9	9,636
4.500%	01/01/50	27	29,269
4.500%	05/01/50	53	57,310
5.000%	TBA	1,960	2,136,431
5.000%	10/01/33	8	8,820
5.000%	11/01/33	2	2,166
5.000%	11/01/33	2	2,235
5.000%	10/01/34	3	3,186
5.000%	04/01/35	1	1,411
5.000%	07/01/35	2	1,802
5.000%	07/01/35	5	5,791
5.000%	07/01/35	7	7,932
5.000%	10/01/35	9	10,344
5.000%	10/01/35	385	434,571
5.000%	07/01/41	117	131,669
5.000%	02/01/42	18	20,831
5.000%	05/01/42	14	15,642
5.000%	07/01/42	30	33,865
5.000%	12/01/47	48	53,259
5.000%	01/01/49	550	610,775

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
5.500%	04/01/34	4	$4,642
5.500%	02/01/35	9	10,672
5.500%	11/01/35	18	20,078
5.500%	12/01/35	111	126,169
5.500%	01/01/36	3	3,923
5.500%	07/01/36	19	22,137
5.500%	08/01/37	24	27,007
5.500%	08/01/37	445	507,205
6.000%	02/01/34	73	82,151
6.000%	04/01/35	5	5,156
6.000%	04/01/35	5	5,483
6.000%	03/01/37	16	18,584
6.000%	01/01/40	4	4,244
6.000%	07/01/41	61	70,943
6.000%	07/01/41	244	282,276
6.500%	11/01/36	7	7,768
Government National Mortgage Assoc.
2.000%	TBA	3,645	3,677,908
2.500%	TBA	1,000	1,024,061
2.500%	10/20/51	2,792	2,862,858
2.500%	12/20/51	2,230	2,286,496
3.000%	TBA	1,780	1,841,682
3.000%	03/20/43	160	169,123
3.000%	08/20/43	16	16,398
3.000%	05/20/46	95	99,130
3.000%	06/20/46	126	131,381
3.000%	07/20/46	55	57,722
3.000%	09/20/46	139	145,227
3.000%	10/20/46	1,192	1,244,101
3.000%	08/20/49	66	67,840
3.000%	10/20/49	110	111,693
3.000%	05/20/50	665	673,522
3.000%	07/20/51	981	1,015,808
3.000%	10/20/51	825	855,855
3.500%	TBA	917	954,822
3.500%	01/15/42	6	6,132
3.500%	03/20/42	14	14,563
3.500%	05/20/42	5	5,274
3.500%	06/20/42	231	247,374
3.500%	08/20/42	11	11,772
3.500%	12/20/42	6	6,042
3.500%	01/20/43	41	43,649
3.500%	02/20/43	14	14,529
3.500%	03/20/43	17	18,563
3.500%	04/20/43	46	49,463
3.500%	09/20/43	52	55,963
3.500%	10/15/43	22	22,927
3.500%	08/20/44	312	331,395
3.500%	01/20/45	255	272,118
3.500%	02/20/45	8	8,142
3.500%	07/20/45	568	602,795
3.500%	10/20/45	10	10,444
3.500%	02/20/46	27	28,477
3.500%	02/20/46	31	32,821
3.500%	07/20/46	44	46,324
3.500%	10/20/46	3	2,748
3.500%	11/20/46	158	166,452
3.500%	01/20/47	140	146,898

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.500%	04/20/47	59	$62,040
3.500%	07/20/47	89	93,651
3.500%	12/20/47	497	521,823
3.500%	02/20/48	121	129,661
3.500%	04/20/50	583	620,698
3.500%	08/20/51	742	775,144
4.000%	02/15/41	4	4,050
4.000%	03/15/41	4	3,935
4.000%	10/20/41	24	26,562
4.000%	04/20/42	17	18,739
4.000%	01/20/44	58	63,270
4.000%	02/20/44	19	20,334
4.000%	03/20/45	650	704,107
4.000%	01/20/46	32	35,018
4.000%	05/20/46	39	41,611
4.000%	04/20/47	188	200,910
4.000%	09/20/47	713	757,880
4.000%	10/20/50	497	524,093
4.500%	05/20/40	12	12,655
4.500%	01/20/41	19	20,645
4.500%	09/15/45	19	21,796
4.500%	11/20/46	176	194,585
4.500%	03/20/47	249	267,552
4.500%	08/20/47	101	108,794
4.500%	09/20/48	69	72,557
5.000%	01/20/33	1	1,130
5.000%	05/20/33	6	6,915
5.000%	12/20/34	5	5,387
5.000%	02/20/35	4	4,732
5.000%	03/20/35	3	3,683
5.000%	06/20/35	1	700
5.000%	08/20/35	3	3,540
5.000%	12/20/35	4	4,653
5.000%	01/20/36	1	1,331
5.000%	03/20/36	6	6,861
5.000%	04/15/39	4	4,431
5.000%	04/20/39	5	5,190
5.000%	09/15/39	2	1,834
5.000%	12/15/39	7	8,363
5.000%	01/15/40	6	7,164
5.000%	02/15/40	3	4,058
5.000%	05/20/40	8	9,322
5.000%	06/15/40	6	6,778
5.000%	06/20/40	8	8,616
5.000%	08/20/40	2	2,823
5.000%	10/20/40	34	38,408
5.000%	11/20/40	18	20,231
5.000%	06/20/41	11	13,026
5.000%	08/20/42	2	2,123
5.000%	11/20/42	14	15,913
5.000%	06/20/47	1	656
5.000%	07/20/47	49	52,734
5.000%	08/20/47	20	21,347
5.000%	10/20/47	34	36,896
5.000%	11/20/47	178	192,816
5.000%	02/20/48	32	35,096
5.000%	05/20/48	6	6,683
5.000%	06/20/48	21	22,741

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
5.000%	06/20/48	278	$297,003
5.000%	09/20/48	122	130,560
5.000%	06/20/49	191	204,239
5.500%	08/20/38	6	7,465
5.500%	03/20/48	43	46,827
5.500%	04/20/48	31	33,973
5.500%	05/20/48	122	132,759
5.500%	09/20/48	—(r)	372
5.500%	10/20/48	9	10,137
5.500%	11/20/48	43	46,201
5.500%	12/20/48	118	127,582
5.500%	01/20/49	37	39,646
5.500%	03/20/49	151	163,732

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $158,241,675)			158,340,075

U.S. TREASURY OBLIGATIONS — 3.5%
U.S. Treasury Bonds
1.125%	05/15/40	7,260	6,361,575
1.250%	05/15/50	275	233,793
1.375%	08/15/50	2,295	2,012,428
1.875%	02/15/51	3,225	3,194,766
1.875%	11/15/51	285	283,219
2.000%	11/15/41	1,900	1,921,078
2.000%	02/15/50	5,615	5,709,753
2.000%	08/15/51	330	336,909
2.375%	05/15/51	165	182,454
3.125%	11/15/41	4,435	5,330,316
4.500%	05/15/38	230	321,425
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/22	2,486	2,521,424
0.125%	07/15/24	2,767	2,949,369
0.125%	10/15/24	2,132	2,277,459
0.125%	04/15/25	501	535,954
0.125%	10/15/25	1,681	1,814,009
0.125%	04/15/26	531	573,016
0.125%	07/15/26	3,450	3,748,763
0.125%	10/15/26	897	976,502
0.125%	07/15/31	981	1,101,139
0.125%	02/15/51	15	18,095
0.250%	01/15/25	6,072	6,505,828
0.250%	07/15/29	13	15,022
0.375%	07/15/23	5,559	5,845,022
0.375%	07/15/25	1,051	1,141,985
0.375%	01/15/27	1,827	2,011,715
0.500%	04/15/24	227	242,057
0.625%	04/15/23	2,325	2,430,397
0.625%	01/15/24	3,843	4,090,985
0.625%	01/15/26	1,409	1,547,708
U.S. Treasury Notes
0.250%	05/31/25	3,490	3,395,116
0.375%	04/30/25(k)	25,925	25,355,865
0.375%	11/30/25	11,320	10,982,169
0.500%	03/31/25	765	752,389
0.750%	03/31/26	14,515	14,242,844
1.250%	08/15/31	1,200	1,173,562

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
1.625%	05/15/31	4,400	$4,456,375

TOTAL U.S. TREASURY OBLIGATIONS (cost $129,761,727)			126,592,485

TOTAL LONG-TERM INVESTMENTS (cost $2,533,921,043)			3,113,434,355

		Shares
SHORT-TERM INVESTMENTS — 19.3%
AFFILIATED MUTUAL FUNDS — 18.6%
PGIM Core Ultra Short Bond Fund(wa)		576,635,335	576,635,335
PGIM Institutional Money Market Fund (cost $97,242,639; includes $97,236,214 of cash collateral for securities on loan)(b)(wa)		97,306,028	97,237,913

TOTAL AFFILIATED MUTUAL FUNDS (cost $673,877,974)			673,873,248

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(h)(k)(n) — 0.7%
U.S. Treasury Bills
0.167%	06/23/22	25,900	25,879,826

(cost $25,879,277)

TOTAL SHORT-TERM INVESTMENTS (cost $699,757,251)			699,753,074

TOTAL INVESTMENTS—105.0% (cost $3,233,678,294)			3,813,187,429

Liabilities in excess of other assets(z) — (5.0)%			(183,096,609)

NET ASSETS — 100.0%			$3,630,090,820

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,179,083 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $94,579,578; cash collateral of $97,236,214 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $1,129,830. The aggregate value of $1,124,859 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(r)	Principal or notional amount is less than $500 par.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
72	2 Year U.S. Treasury Notes	Mar. 2022	$15,708,375	$(31,038)
248	5 Year U.S. Treasury Notes	Mar. 2022	30,002,187	(6,044)
114	10 Year U.S. Treasury Notes	Mar. 2022	14,873,437	33,031
2	10 Year U.S. Ultra Treasury Notes	Mar. 2022	292,875	(409)
76	20 Year U.S. Treasury Bonds	Mar. 2022	12,193,250	(6,805)
128	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	25,232,000	367,556
830	Mini MSCI EAFE Index	Mar. 2022	96,354,700	1,836,995
276	Mini MSCI Emerging Markets Index	Mar. 2022	16,922,940	(41,638)
325	Russell 2000 E-Mini Index	Mar. 2022	36,445,500	387,724

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
844	S&P 500 E-Mini Index	Mar. 2022	$200,808,700	$3,404,668
80	S&P Mid Cap 400 E-Mini Index	Mar. 2022	22,701,600	476,348

				6,420,388

Short Positions:
2	2 Year U.S. Treasury Notes	Mar. 2022	436,344	(286)
1	5 Year U.S. Treasury Notes	Mar. 2022	120,977	(128)
6	10 Year U.S. Treasury Notes	Mar. 2022	782,812	1,145

				731

				$6,421,119

Forward foreign currency exchange contract outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/21/22	Citibank, N.A.	AUD	156	$110,969	$113,496	$2,527	$—
British Pound,
Expiring 02/25/22	Goldman Sachs International	GBP	82	109,366	111,577	2,211	—
Canadian Dollar,
Expiring 01/21/22	Morgan Stanley & Co. International PLC	CAD	140	110,516	110,674	158	—
Euro,
Expiring 02/25/22	Goldman Sachs International	EUR	180	204,261	205,160	899	—
Expiring 02/25/22	Morgan Stanley & Co. International PLC	EUR	179	202,332	203,899	1,567	—
Expiring 02/25/22	UBS AG	EUR	49	55,835	55,849	14	—
New Zealand Dollar,
Expiring 01/21/22	HSBC Bank PLC	NZD	160	108,381	109,555	1,174	—

				$901,660	$910,210	8,550	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contract:
Australian Dollar,
Expiring 01/21/22	Citibank, N.A.	AUD	81	$57,452	$58,926	$—	$(1,474)
Expiring 01/21/22	UBS AG	AUD	75	54,768	54,570	198	—
British Pound,
Expiring 02/25/22	Citibank, N.A.	GBP	39	52,194	52,775	—	(581)
Expiring 02/25/22	Goldman Sachs International	GBP	43	57,863	58,801	—	(938)
Canadian Dollar,
Expiring 01/21/22	Goldman Sachs International	CAD	70	55,619	55,337	282	—
Expiring 01/21/22	HSBC Bank PLC	CAD	70	54,597	55,337	—	(740)
Euro,
Expiring 02/25/22	Morgan Stanley & Co. International PLC	EUR	49	56,310	55,850	460	—
New Zealand Dollar,
Expiring 01/21/22	Citibank, N.A.	NZD	80	56,160	54,777	1,383	—
Expiring 01/21/22	UBS AG	NZD	80	54,402	54,778	—	(376)

				$499,365	$501,151	2,323	(4,109)

						$10,873	$(4,109)

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	6,400	0.493%	$148,132	$158,474	$10,342
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	144,800	0.493%	3,313,916	3,585,473	271,557

					$3,462,048	$3,743,947	$281,899

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$252,336
J.P. Morgan Securities LLC	—	3,503,269
Morgan Stanley & Co. LLC	—	20,300,175

Total	$—	$24,055,780

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Common Stocks	$1,939,130,970	$726,964,673	$1,179,083
Preferred Stocks	1,244,058	3,941,892	—
Master Limited Partnership	2,336,651	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities
Automobiles	$—	$1,323,580	$—
Collateralized Loan Obligation	—	445,494	—
Credit Cards	—	157,591	—
Equipment	—	730,631	—
Other	—	2,045,237	—
Residential Mortgage-Backed Securities	—	178,465	—
Student Loans	—	4,354,878	—
Commercial Mortgage-Backed Securities	—	9,332,480	—
Corporate Bonds	—	112,868,154	—
Municipal Bonds	—	10,403,805	—
Residential Mortgage-Backed Securities	—	10,413,612	—
Sovereign Bonds	—	1,450,541	—
U.S. Government Agency Obligations	—	158,340,075	—
U.S. Treasury Obligations	—	126,592,485	—
Short-Term Investments
Affiliated Mutual Funds	673,873,248	—	—
U.S. Treasury Obligation	—	25,879,826	—

Total	$2,616,584,927	$1,195,423,419	$1,179,083

Other Financial Instruments*
Assets
Futures Contracts	$6,507,467	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	10,873	—
Centrally Cleared Credit Default Swap Agreements	—	281,899	—

Total	$6,507,467	$292,772	$—

Liabilities
Futures Contracts	$(86,348)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(4,109)	—

Total	$(86,348)	$(4,109)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Affiliated Mutual Funds (2.7% represents investments purchased with collateral from securities on loan)	18.6%
Software	5.2
Equity Real Estate Investment Trusts (REITs)	5.1
U.S. Government Agency Obligations	4.4
U.S. Treasury Obligations	4.2
Banks	4.0
Semiconductors & Semiconductor Equipment	3.7
Interactive Media & Services	3.5
Insurance	3.2
Pharmaceuticals	3.2
IT Services	3.1
Capital Markets	2.8
Life Sciences Tools & Services	2.4
Health Care Providers & Services	2.4
Hotels, Restaurants & Leisure	2.1

Chemicals	2.0%
Internet & Direct Marketing Retail	1.9
Health Care Equipment & Supplies	1.9
Industrial Conglomerates	1.8
Technology Hardware, Storage & Peripherals	1.7
Electric Utilities	1.4
Machinery	1.3
Specialty Retail	1.3
Biotechnology	1.1
Road & Rail	1.1
Entertainment	1.1
Automobiles	1.0
Aerospace & Defense	1.0
Beverages	0.8
Oil, Gas & Consumable Fuels	0.8
Textiles, Apparel & Luxury Goods	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Media	0.8%
Food Products	0.8
Food & Staples Retailing	0.7
Diversified Telecommunication Services	0.7
Containers & Packaging	0.7
Commercial Services & Supplies	0.6
Multi-Utilities	0.6
Professional Services	0.6
Electrical Equipment	0.6
Metals & Mining	0.6
Electronic Equipment, Instruments & Components	0.5
Auto Components	0.5
Household Durables	0.5
Multiline Retail	0.4
Diversified Financial Services	0.4
Real Estate Management & Development	0.4
Personal Products	0.4
Trading Companies & Distributors	0.3
Wireless Telecommunication Services	0.3
Building Products	0.3
Residential Mortgage-Backed Securities	0.3
Municipal Bonds	0.3
Air Freight & Logistics	0.3
Healthcare-Services	0.3
Commercial Mortgage-Backed Securities	0.2
Thrifts & Mortgage Finance	0.2
Construction Materials	0.2
Real Estate Investment Trusts (REITs)	0.2
Household Products	0.2
Consumer Finance	0.2
Oil & Gas	0.2
Leisure Products	0.2
Tobacco	0.2
Energy Equipment & Services	0.2
Electric	0.2
Independent Power & Renewable Electricity Producers	0.1
Diversified Consumer Services	0.1
Communications Equipment	0.1
Auto Manufacturers	0.1
Student Loans	0.1
Telecommunications	0.1
Health Care Technology	0.1
Gas Utilities	0.1

Water Utilities	0.1%
Retail	0.1
Construction & Engineering	0.1
Paper & Forest Products	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Pipelines	0.1
Commercial Services	0.1
Other	0.1
Internet	0.1
Healthcare-Products	0.1
Foods	0.1
Computers	0.1
Airlines	0.0	*
Sovereign Bonds	0.0	*
Transportation	0.0	*
Trucking & Leasing	0.0	*
Toys/Games/Hobbies	0.0	*
Gas	0.0	*
Equipment	0.0	*
Building Materials	0.0	*
Home Furnishings	0.0	*
Transportation Infrastructure	0.0	*
Semiconductors	0.0	*
Collateralized Loan Obligation	0.0	*
Advertising	0.0	*
Distributors	0.0	*
Oil & Gas Services	0.0	*
Forest Products & Paper	0.0	*
Iron/Steel	0.0	*
Mining	0.0	*
Environmental Control	0.0	*
Credit Cards	0.0	*
Electronics	0.0	*
Lodging	0.0	*
Agriculture	0.0	*
Packaging & Containers	0.0	*

	105.0
Liabilities in excess of other assets	(5.0)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$281,899	*	—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Due from/to broker-variation margin futures	$6,105,735	*	Due from/to broker-variation margin futures	$41,638	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	10,873		Unrealized depreciation on OTC forward foreign currency exchange contracts	4,109
Interest rate contracts	Due from/to broker-variation margin futures	401,732	*	Due from/to broker-variation margin futures	44,710	*

		$6,800,239			$90,457

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$815,268
Equity contracts	28,494	62,875,965	—	—
Foreign exchange contracts	—	—	589	—
Interest rate contracts	—	(2,305,982)	—	—

Total	$28,494	$60,569,983	$589	$815,268

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$3,745
Equity contracts	20,828	(300,643)	—	—
Foreign exchange contracts	—	—	6,764	—
Interest rate contracts	—	553,210	—	—

Total	$20,828	$252,567	$6,764	$3,745

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Written(1)	Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)

$8,160	$404,005,618	$2,377,016	$435,613

Forward Foreign Currency Exchange Contracts—Sold(2)

$354,625

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Credit Default Swap Agreements— Sell Protection(1)
$84,680,000

(1)  Notional Amount in USD.

(2)  Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$94,579,578	$(94,579,578)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Citibank, N.A.	$3,910	$(2,055)	$1,855	$—	$1,855
Goldman Sachs International	3,392	(938)	2,454	—	2,454
HSBC Bank PLC	1,174	(740)	434	—	434
Morgan Stanley & Co. International PLC	2,185	—	2,185	—	2,185
UBS AG	212	(376)	(164)	—	(164)

	$10,873	$(4,109)	$6,764	$—	$6,764

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $94,579,578:
Unaffiliated investments (cost $2,559,800,320)	$3,139,314,181
Affiliated investments (cost $673,877,974)	673,873,248
Foreign currency, at value (cost $1,270,012)	1,288,783
Receivable for investments sold	36,997,758
Dividends and interest receivable	3,766,638
Tax reclaim receivable	1,722,630
Due from broker-variation margin swaps	59,841
Receivable from affiliate	21,206
Unrealized appreciation on OTC forward foreign currency exchange contracts	10,873
Prepaid expenses	26,685

Total Assets	3,857,081,843

LIABILITIES
Payable for investments purchased	126,096,305
Payable to broker for collateral for securities on loan	97,236,214
Management fee payable	995,836
Payable to affiliate	805,018
Due to broker-variation margin futures	517,946
Foreign capital gains tax liability accrued	431,642
Payable for Portfolio shares purchased	423,142
Accrued expenses and other liabilities	379,020
Distribution fee payable	99,580
Unrealized depreciation on OTC forward foreign currency exchange contracts	4,109
Trustees’ fees payable	1,760
Affiliated transfer agent fee payable	451

Total Liabilities	226,991,023

NET ASSETS	$3,630,090,820

Net assets were comprised of:
Partners’ Equity	$3,630,090,820

Net asset value and redemption price per share, $3,630,090,820 / 174,200,424 outstanding shares of beneficial interest	$20.84

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $2,310,015 foreign withholding tax, of which $257,494 is reimbursable by an affiliate)	$38,377,146
Interest income	6,484,748
Affiliated dividend income	662,227
Income from securities lending, net (including affiliated income of $75,903)	288,035

Total income	45,812,156

EXPENSES
Management fee	25,254,667
Distribution fee	8,943,923
Custodian and accounting fees	460,005
Trustees’ fees	54,750
Legal fees and expenses	37,352
Audit fee	28,550
Shareholders’ reports	15,285
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,422
Miscellaneous	96,714

Total expenses	34,898,668
Less: Fee waiver and/or expense reimbursement	(372,067)

Net expenses	34,526,601

NET INVESTMENT INCOME (LOSS)	11,285,555

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(45,862)) (net of foreign capital gains taxes $(3,516))	455,291,800
Futures transactions	60,569,983
Forward currency contract transactions	589
Options written transactions	28,494
Swap agreements transactions	815,268
Foreign currency transactions	(195,969)

516,510,165

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $13,857) (net of change in foreign capital gains taxes $266,169)	(13,017,088)
Futures	252,567
Forward currency contracts	6,764
Options written	20,828
Swap agreements	3,745
Foreign currencies	(16,755)

(12,749,939)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	503,760,226

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$515,045,781

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$11,285,555	$14,444,589
Net realized gain (loss) on investment and foreign currency transactions	516,510,165	(58,594,703)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,749,939)	283,560,436

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	515,045,781	239,410,322

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [237,014 and 166,085,731 shares, respectively]	4,525,558	2,269,425,944
Portfolio shares purchased [12,531,656 and 165,875,305 shares, respectively]	(249,181,419)	(2,099,112,074)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(244,655,861)	170,313,870

TOTAL INCREASE (DECREASE)	270,389,920	409,724,192
NET ASSETS:
Beginning of year	3,359,700,900	2,949,976,708

End of year	$3,630,090,820	$3,359,700,900

SEE NOTES TO FINANCIAL STATEMENTS.

A286

Financial Highlights

AST Academic Strategies Asset Allocation Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$16.80	$16.12	$13.89		$15.12		$13.43

Income (Loss) From Investment Operations:
Net investment income (loss)	0.07	0.01	0.09		0.07		0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.02	0.67	2.14		(1.30)		1.66

Total from investment operations	2.09	0.68	2.23		(1.23)		1.69

Capital Contributions	—	—	—	(b)(c)(d)	—	(c)(d)	—

Net Asset Value, end of year	$18.89	$16.80	$16.12		$13.89		$15.12

Total Return(e)	12.44%	4.22%	16.05	%(f)	(8.13	)%(f)	12.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423	$4,431	$4,662		$3,882		$5,726
Average net assets (in millions)	$4,490	$3,925	$4,509		$5,070		$5,635
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement(h)	0.94%	0.82%	0.81%		0.80%		0.80%
Expenses before waivers and/or expense reimbursement(h)	0.99%	0.83%	0.82%		0.81%		0.81%
Net investment income (loss)	0.39%	0.08%	0.60%		0.45%		0.21%
Portfolio turnover rate(i)(j)	257%	452%	243%		171%		140%

AST Capital Growth Asset Allocation Portfolio

	Year Ended December 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$24.68	$21.76	$17.80		$18.98	$16.10

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02	(0.01)	0.03		0.02	— (d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.17	2.93	3.93		(1.20)	2.88

Total from investment operations	4.19	2.92	3.96		(1.18)	2.88

Capital Contributions	—	—	—	(b)(d)	—	—

Net Asset Value, end of year	$28.87	$24.68	$21.76		$17.80	$18.98

Total Return(e)	16.98%	13.42%	22.25	%(f)	(6.22)%	17.89%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$15,317	$14,643	$14,290		$12,090	$14,539
Average net assets (in millions)	$15,150	$12,945	$13,724		$14,194	$13,771
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.47%	0.16%	0.16%		0.15%	0.15%
Expenses before waivers and/or expense reimbursement	0.57%	0.16%	0.16%		0.16%	0.16%
Net investment income (loss)	0.07%	(0.04)%	0.12%		0.09%	(0.03)%
Portfolio turnover rate(j)	84%	61%	26%		15%	17%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.02%, 0.04%, 0.04%, 0.04% and 0.04% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B1

Financial Highlights

AST ClearBridge Dividend Growth Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$23.04	$22.00	$16.79		$17.63		$14.89

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.29	0.27		0.26		0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.90	0.75 (b)	4.94		(1.10)		2.51

Total from investment operations	6.11	1.04	5.21		(0.84)		2.74

Capital Contributions	—	—	—	(c)(d)(e)	—	(d)(e)	—

Net Asset Value, end of year	$29.15	$23.04	$22.00		$16.79		$17.63

Total Return(f)	26.52%	4.73%	31.03	%(g)	(4.76	)%(g)	18.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,058	$1,715	$2,469		$1,337		$1,693
Average net assets (in millions)	$1,340	$1,972	$1,884		$1,564		$1,593
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.91%		0.89%		0.84%
Expenses before waivers and/or expense reimbursement	0.93%	0.92%	0.92%		0.93%		0.93%
Net investment income (loss)	0.84%	1.42%	1.33%		1.47%		1.40%
Portfolio turnover rate(i)	9%	69%	18%		9%		16%

AST Franklin 85/15 Diversified Allocation Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.50	$13.67	$11.56		$12.32		$10.75

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08	0.16	0.23		0.19		0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.95	0.67	1.88		(0.95)		1.41

Total from investment operations	3.03	0.83	2.11		(0.76)		1.57

Capital Contributions	—	—	—	(d)(e)	—	(d)(e)	—

Net Asset Value, end of year	$17.53	$14.50	$13.67		$11.56		$12.32

Total Return(f)	20.90%	6.07%	18.25	%(g)	(6.17	)%(g)	14.60%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$650	$568	$555		$357		$333
Average net assets (in millions)	$622	$466	$491		$394		$260
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.92%	0.95%	0.95%		0.95%		0.96%
Expenses before waivers and/or expense reimbursement	1.04%	1.07%	1.06%		1.07%		1.11%
Net investment income (loss)	0.50%	1.25%	1.82%		1.57%		1.41%
Portfolio turnover rate(i)	110%	114%	33%		43%		23%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Amount rounds to zero.
(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B2

Financial Highlights

AST J.P. Morgan Global Thematic Portfolio

	Year Ended December 31,
	2021		2020		2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$20.38		$18.01		$15.08		$16.28		$13.92

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12		0.17		0.27		0.26		0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.41		2.20		2.66		(1.46)		2.17

Total from investment operations	2.53		2.37		2.93		(1.20)		2.36

Capital Contributions	—		—		—	(b)(c)(d)	—	(c)(d)	—

Net Asset Value, end of year.	$22.91		$20.38		$18.01		$15.08		$16.28

Total Return(e)	12.41%		13.16%		19.43	%(f)	(7.37	)%(f)	16.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,376		$3,341		$3,285		$2,752		$3,458
Average net assets (in millions)	$3,416		$2,893		$3,146		$3,319		$3,231
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.04	%(h)	1.06	%(h)	1.06%		1.05%		1.05%
Expenses before waivers and/or expense reimbursement	1.04	%(h)	1.06	%(h)	1.06%		1.05%		1.05%
Net investment income (loss)	0.56%		0.94%		1.59%		1.59%		1.27%
Portfolio turnover rate(i)	113%		138%		104%		71%		58%

AST J.P. Morgan Tactical Preservation Portfolio

	Year Ended December 31,
	2021		2020		2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$23.16		$20.80		$18.14		$19.12		$17.05

Income (Loss) From Investment Operations:
Net investment income (loss)	0.15		0.23		0.36		0.33		0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.68		2.13		2.30		(1.31)		1.80

Total from investment operations	1.83		2.36		2.66		(0.98)		2.07

Capital Contributions	—		—		—	(b)(c)(d)	—	(c)(d)	—

Net Asset Value, end of year	$24.99		$23.16		$20.80		$18.14		$19.12

Total Return(e)	7.95%		11.35%		14.61	%(f)	(5.13	)%(f)	12.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,912		$2,286		$2,288		$2,018		$2,601
Average net assets (in millions)	$4,656		$2,061		$2,245		$2,427		$2,578
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.92%		1.12	%(j)	1.12	%(j)	1.11	%(j)	1.11%
Expenses before waivers and/or expense reimbursement	1.03%		1.13	%(j)	1.13	%(j)	1.12	%(j)	1.12%
Net investment income (loss)	0.60%		1.12%		1.84%		1.75%		1.49%
Portfolio turnover rate(i)	192%		150%		89%		84%		70%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.01% and 0.01% for the years ended December 31, 2021 and 2020, respectively.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)

The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.01%, 0.02% and 0.01% for the years ended December 31, 2020, 2019 and 2018, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

B3

Financial Highlights

AST T. Rowe Price Growth Opportunities Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.01	$15.84	$12.70		$13.75		$11.42

Income (Loss) From Investment Operations:
Net investment income (loss)	0.06	0.08	0.18		0.17		0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.77	2.09	2.96		(1.22)		2.22

Total from investment operations	2.83	2.17	3.14		(1.05)		2.33

Capital Contributions	—	—	—	(b)(c)	—	(b)(c)	—

Net Asset Value, end of year	$20.84	$18.01	$15.84		$12.70		$13.75

Total Return(d)	15.71%	13.70%	24.72	%(e)	(7.64	)%(e)	20.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,630	$3,360	$2,950		$1,619		$1,400
Average net assets (in millions)	$3,578	$2,672	$2,460		$1,753		$1,088
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.97%	0.99%	0.99%		1.01%		1.02%
Expenses before waivers and/or expense reimbursement	0.98%	1.00%	1.00%		1.02%		1.03%
Net investment income (loss)	0.32%	0.54%	1.23%		1.23%		0.88%
Portfolio turnover rate(g)	147%	171%	69%		83%		56%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B4

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2021 consisted of 71 separate portfolios. The information presented in these financial statements pertains only to the 7 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Investment Objective(s)	Subadviser(s)

AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”)	Long-term capital appreciation.	AlphaSimplex Group, LLC; AQR Capital Management, LLC; CoreCommodity Management, LLC; Pacific Investment Management Company, LLC (“PIMCO”) until July 31, 2021; First Quadrant, L.P.; Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.); Morgan Stanley Investment Management, Inc.; PGIM Quantitative Solutions LLC (formerly know as QMA LLC )(“PGIM Quantitative Solutions”)(a wholly-owned subsidiary of PGIM, Inc.); Western Asset Management Company, LLC; Western Asset Management Company Limited; effective June 5, 2021; ClearBridge Investments, LLC; J.P. Morgan Investment Management, Inc.; Massachusetts Financial Services Company (“MFS”); PGIM Real Estate (a business unit of PGIM Inc.); effective July 10, 2021; PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited; Wellington Management Company, LLP(“Wellington”)

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Portfolio	Investment Objective(s)	Subadviser(s)

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	PGIM Quantitative Solutions; effective June 5, 2021; ClearBridge Investments, LLC; J.P. Morgan Investment Management, Inc.; Jennison; MFS; effective July 10, 2021; PGIM Fixed Income (a business unit of PGIM, Inc.); PGIM Limited; Wellington

AST ClearBridge Dividend Growth Portfolio (“ClearBridge Dividend Growth”)	Income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC

AST Franklin 85/15 Diversified Allocation Portfolio (“Franklin 85/15 Diversified Allocation”) formerly known as AST Legg Mason Diversified Growth Portfolio	High risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC; QS Investors, LLC; Western Asset Management Company, LLC; Western Asset Management Company Limited; effective April 26, 2021; Franklin Advisers, Inc.

AST J.P. Morgan Global Thematic Portfolio (“J.P. Morgan Global Thematic”)	Capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc.

AST J.P. Morgan Tactical Preservation Portfolio (“J.P. Morgan Tactical Preservation”) formerly known as AST J.P. Morgan Strategic Opportunities Portfolio	Maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.

AST T. Rowe Price Growth Opportunities Portfolio (“T. Rowe Price Growth Opportunities”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.; T. Rowe Price International Ltd.; T. Rowe Price Japan, Inc.; T. Rowe Price Hong Kong Limited

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

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Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”), with the exception of Franklin 85/15 Diversified Allocation for which PGIM Investments is the sole Investment Manager. Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

C3

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends

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and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial/Commodity Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement

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purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap

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agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Bank Loans: Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Short Sales: Certain Portfolios sold a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Repurchase Agreements: Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements: The Portfolio enters reverse repurchase agreements with qualified third-party broker-dealers in which the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Portfolio receives securities and/or cash as collateral with

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a market value in-excess of the repurchase price to be paid by the Portfolio upon the maturity of the transaction. During the term of the agreement, the Portfolio continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Due to the short-term nature of reverse repurchase agreements, face value approximates fair value. Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities. Interest payments made by the Portfolio to the counterparties are recorded as a component of interest expense in the Statement of Operations.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common

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stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: Certain fixed income Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

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Master Limited Partnerships (MLPs): Certain Portfolios invested in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Private Investment in Public Equity (PIPE): The Portfolio may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common equity. Shares in PIPEs generally are not registered with the SEC until after a certain time-period from the date the private sale is completed (“Restricted Period”), which can last for several months. Until the public registration process is completed, PIPEs are restricted as to resale and the Portfolio cannot freely trade the securities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in Note 1 above as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

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Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

Academic Strategies^†*(1)	0.9325% first $300 million; 0.9225% on next $200 million; 0.9125% on next $250 million; 0.9025% on next $2.5 billion; 0.8925% on next $2.75 billion; 0.8625% on next $4 billion; 0.8425% on next $2.5 billion; 0.8225% on next $2.5 billion; 0.8025% on next $5 billion; 0.7825% on next $5 billion; 0.7625% on next $5 billion; 0.7425% on next $5 billion; 0.7225% on next $5 billion; 0.7025% in excess of $40 billion	0.69%

Capital Growth Asset Allocation#^(1)	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% on next $2.5 billion; 0.6225% on next $2.5 billion; 0.6025% on next $5 billion; 0.5825% on next $5 billion; 0.5625% on next $5 billion; 0.5425% on next $5 billion; 0.5225% on next $5 billion; 0.5025% in excess of $40 billion	0.34%

ClearBridge Dividend Growth	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.64%

Franklin 85/15 Diversified Allocation	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.64%

J.P. Morgan Global Thematic**	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.76%

J.P. Morgan Tactical Preservation##	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.65%

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Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

T. Rowe Price Growth Opportunities	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.70%

Portfolio	Fee Waivers and/or Expense Limitations

Academic Strategies	contractually waive 0.007% through June 4, 2021; effective June 5, 2021, contractually waive 0.02% through June 30, 2022; effective June 5, 2021, contractually limit expenses to 1.13% through June 30, 2023*****
Capital Growth Asset Allocation	effective June 5, 2021, contractually waive 0.02% through June 30, 2022; effective June 5, 2021, contractually limit expenses to 0.89% through June 30, 2023*****
ClearBridge Dividend Growth	contractually waive 0.012% through June 30, 2022; effective June 5, 2021, contractually limit expenses to 0.91% through June 30, 2023
Franklin 85/15 Diversified Allocation***	effective April 24, 2021, contractually waive 0.018% through June 30, 2022; contractually limit expenses to 1.07% through June 30, 2022
J.P. Morgan Tactical Preservation****	contractually waive 0.082% through February 19,2021 effective February 20, 2021, contractually limit expenses to 0.91% through June 30, 2022
T. Rowe Price Growth Opportunities	contractually waive 0.0104% through June 30, 2022

^

Effective June 5, 2021, management fees are calculated based on an aggregation of net assets of Academic Strategies, Balanced Asset Allocation, Capital Growth Asset Allocation and Preservation Asset Allocation.

†

For Academic Strategies, the investment management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other Portfolios of the Trust. The investment management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other Portfolios of the Trust. Portfolio assets invested in mutual funds other than the portfolios of the Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves. Prior to June 5, 2021, the contractual management fee rate was:

Fund-of-Funds Segments/Sleeves:

0.72% of average daily net assets

Non Fund-of-Funds Segments/Sleeves:

0.5525% first $300 million;

0.5425% on next $200 million;

0.5325% on next $250 million;

0.5225% on next $2.5 billion;

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0.5125% on next $2.75 billion;

0.4825% on next $4 billion;

0.4625% in excess of $10 billion

*

The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Manager shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” was terminated on June 4, 2021.

#	Prior to June 5, 2021, the contractual management fee rate was 0.15% on all assets.

**

The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets.

##	Prior to February 20, 2021, the contractual management fee rate was; 0.8325% first $300 million;

0.8225% on next $200 million;

0.8125% on next $250 million;

0.8025% on next $2.5 billion;

0.7925% on next $2.75 billion;

0.7625% on next $4 billion;

0.7425% in excess of $10 billion

***

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the investment management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation.

****

The Investment Manager has agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser.

*****

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust and Funds of other affiliated investment companies due to the Portfolio’s investment in any such portfolios/funds. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser.

(1)

Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver was terminated on June 4, 2021. As described

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below, this voluntary fee waiver was be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. For assets that are invested in other Portfolios, no 12b-1 fee is charged for the assets of Academic Strategies through June 4, 2021. Effective June 5, 2021, for assets that are invested in other Portfolios, the 12b-1 fee is waived for the assets of Academic Strategies and Capital Growth Asset Allocation. Also, for assets that are invested in other Portfolios, the 12b-1 fee is waived for the assets of Franklin 85/15 Diversified Allocation and J.P. Morgan Tactical Preservation. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2021, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount

Academic Strategies	$3,768
Capital Growth Asset Allocation	8,110
ClearBridge Dividend Growth	2,322
Franklin 85/15 Diversified Allocation	3,425
J.P. Morgan Global Thematic	35,480
J.P. Morgan Tactical Preservation	31,992

AST Investment Services, Inc., Jennison, PAD, PGIM Investments, PGIM, Inc. and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market

C14

Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2021, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)

Academic Strategies	$25,123,914	$—	$—
T. Rowe Price Growth Opportunities	449,625	333,143	82,518

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2021 Payments

Academic Strategies	$378,962
Capital Growth Asset Allocation	413,022
Franklin 85/15 Diversified Allocation	62,189
J.P. Morgan Global Thematic	153,114
J.P. Morgan Tactical Preservation	183,997
T. Rowe Price Growth Opportunities	257,494

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The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2021 Payments

Academic Strategies	$208,162
Capital Growth Asset Allocation	360,879
ClearBridge Dividend Growth	81,121
Franklin 85/15 Diversified Allocation	74,986
J.P. Morgan Global Thematic	173,952
J.P. Morgan Tactical Preservation	237,243
T. Rowe Price Growth Opportunities	183,270

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2021, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales

Academic Strategies	$4,570,829,479	$7,082,574,001
Capital Growth Asset Allocation	9,252,292,161	21,761,950,433
ClearBridge Dividend Growth	127,886,892	305,249,559
Franklin 85/15 Diversified Allocation	580,227,689	630,904,990
J.P. Morgan Global Thematic	2,869,960,666	3,564,700,056
J.P. Morgan Tactical Preservation	5,927,732,349	6,946,638,252
T. Rowe Price Growth Opportunities	4,381,068,463	4,700,008,842

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2021, is presented as follows:

Academic Strategies

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Funds(wd):

AST BlackRock Low Duration Bond Portfolio*(1)
$802,931	$730,312	$1,534,626	$(72,620)	$74,003	$—	—	$—

AST BlackRock/Loomis Sayles Bond Portfolio*(1)
37,039,431	32,387,842	69,076,955	(3,122,680)	2,772,362	—	—	—

AST ClearBridge Dividend Growth Portfolio*(1)
32,738,550	30,076,546	31,505,120	7,144,224	1,682,085	40,136,285	1,376,888	—

AST Cohen & Steers Global Realty Portfolio*(1)
183,731,529	144,580,854	360,701,134	(47,597,247)	79,985,998	—	—	—

AST Cohen & Steers Realty Portfolio*(1)
114,975,614	89,694,155	229,596,688	(28,687,609)	53,614,528	—	—	—

AST Emerging Markets Equity Portfolio*(1)
177,037,591	126,718,442	281,022,815	(40,471,453)	50,604,046	32,865,811	3,200,176	—

AST Goldman Sachs Small-Cap Value Portfolio*(1)
60,410,144	31,969,700	94,247,171	(22,846,680)	36,821,694	12,107,687	372,888	—

AST Government Money Market Portfolio*(1)
255,583	255,585	511,168	—	—	—	—	1

AST High Yield Portfolio*(1)

C16

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

$187,562,869	$156,222,704	$334,797,048	$(29,654,450)	$37,954,237	$17,288,312	1,391,974	$—

AST Hotchkis & Wiley Large-Cap Value Portfolio*(1)
45,159,811	36,915,311	95,502,337	(6,026,438)	19,453,653	—	—	—

AST International Growth Portfolio*(1)
192,672,790	103,222,527	307,766,366	(78,569,255)	90,440,304	—	—	—

AST International Value Portfolio*(1)
244,610,449	219,581,745	494,374,947	(43,292,901)	73,475,654	—	—	—

AST Jennison Large-Cap Growth Portfolio*(1)
21,998,661	11,597,255	33,782,569	(7,476,957)	7,663,610	—	—	—

AST Loomis Sayles Large-Cap Growth Portfolio*(1)
24,027,707	13,667,872	39,706,526	(6,571,655)	8,582,602	—	—	—

AST MFS Growth Portfolio*(1)
20,505,537	12,567,754	34,154,611	(4,576,205)	5,657,525	—	—	—

AST MFS Large-Cap Value Portfolio*(1)
60,167,832	45,695,937	115,374,033	(12,107,626)	21,617,890	—	—	—

AST Mid-Cap Growth Portfolio*(1)
123,586,366	63,845,376	187,336,703	(53,316,711)	53,221,672	—	—	—

AST Mid-Cap Value Portfolio*(1)
80,978,732	169,947,160	314,349,377	(23,369,995)	86,793,480	—	—	—

AST Prudential Core Bond Portfolio*(1)
100,599,305	94,824,581	193,777,215	(8,672,242)	7,025,571	—	—	—

AST QMA International Core Equity Portfolio*(1)
170,127,487	136,704,417	329,412,544	(29,807,976)	52,388,616	—	—	—

AST QMA US Equity Alpha Portfolio*(1)
60,252,583	44,854,758	117,685,608	(14,584,982)	27,163,249	—	—	—

AST Small-Cap Growth Opportunities Portfolio*(1)
14,455,126	12,814,851	15,643,080	(3,211,014)	3,274,477	11,690,360	363,280	—

AST Small-Cap Growth Portfolio*(1)
14,750,986	11,933,283	17,821,084	(3,955,868)	4,590,617	9,497,934	115,420	—

AST Small-Cap Value Portfolio*(1)
58,314,266	41,580,327	104,186,018	(7,706,332)	23,996,113	11,998,356	312,213	—

AST T. Rowe Price Large-Cap Growth Portfolio*(1)
25,187,848	14,433,004	41,131,846	(7,078,438)	8,589,432	—	—	—

AST T. Rowe Price Large-Cap Value Portfolio*(1)
45,288,845	35,066,347	89,472,612	(7,939,495)	17,056,915	—	—	—

AST T. Rowe Price Natural Resources Portfolio*(1)
37,668	20,263,708	8,487,259	1,324,892	—	13,139,009	481,989	—

AST WEDGE Capital Mid-Cap Value Portfolio*(1)
79,048,594	—	53,397,661	(26,281,252)	630,319	—	—	—

AST Western Asset Core Plus Bond Portfolio*(1)
81,355,217	69,248,500	149,142,222	(9,140,306)	7,678,811	—	—	—

AST Western Asset Emerging Markets Debt Portfolio*(1)
—	17,676,638	500,000	(200,420)	(9,897)	16,966,321	1,332,782	—

C17

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

$2,257,680,052	$1,789,077,491	$4,145,997,343	$(517,869,691)	$782,799,566	$165,690,075		$1

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
$450,433,845	$2,801,701,828	$2,590,984,024	$—	$1	$661,151,650	661,151,650	$764,886

PGIM Institutional Money Market Fund(1)(b)(wd)
53,441,390	2,070,299,474	2,025,081,020	4,011	(33,497)	98,630,358	98,699,447	72,512	(2)

$503,875,235	$4,872,001,302	$4,616,065,044	$4,011	$(33,496)	$759,782,008		$837,398

$2,761,555,287	$6,661,078,793	$8,762,062,387	$(517,865,680)	$782,766,070	$925,472,083		$837,399

Capital Growth Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Funds(wd):

AST BlackRock/Loomis Sayles Bond Portfolio*(1)
$221,597,378	$24,750,000	$244,676,552	$(21,120,051)	$19,449,225	$—	—	$—

AST ClearBridge Dividend Growth Portfolio*(1)
726,833,906	—	512,312,789	(8,800,627)	142,063,537	347,784,027	11,930,841	—

AST Emerging Markets Equity Portfolio*(1)
98,909,991	1,725,000	47,275,000	(10,455,964)	12,472,779	55,376,806	5,392,094	—

AST Global Bond Portfolio*(1)
959,070,975	107,215,001	1,052,256,090	(36,321,754)	22,291,868	—	—	—

AST Goldman Sachs Small-Cap Value Portfolio*(1)
155,243,391	5,190,000	77,232,478	(7,049,400)	43,467,732	119,619,245	3,683,993	—

AST High Yield Portfolio*(1)
63,624,826	7,434,999	12,100,000	3,105,715	1,155,765	63,221,305	5,090,282	—

AST Hotchkis & Wiley Large-Cap Value Portfolio*(1)
671,296,444	14,540,001	756,826,779	(75,750,285)	270,956,240	124,215,621	2,898,171	—

AST International Growth Portfolio*(1)
665,159,889	26,099,999	737,782,502	(256,679,283)	303,201,897	—	—	—

AST International Value Portfolio*(1)
668,223,806	27,315,001	775,071,023	(103,442,702)	182,974,918	—	—	—

AST Jennison Large-Cap Growth Portfolio*(1)
579,684,368	36,080,000	478,698,806	(173,183,244)	193,383,249	157,265,567	2,177,892	—

AST Large-Cap Core Portfolio*(1)
1,803,575,152	—	2,057,912,486	(467,700,737)	722,038,071	—	—	—

AST Loomis Sayles Large-Cap Growth Portfolio*(1)
637,171,716	2,235,000	698,242,823	(182,122,739)	240,958,846	—	—	—

AST MFS Growth Portfolio*(1)
540,131,283	40,730,000	456,729,931	(103,871,047)	154,616,770	174,877,075	3,255,344	—

AST MFS Large-Cap Value Portfolio*(1)
894,339,490	19,515,000	909,370,169	(121,414,100)	277,407,591	160,477,812	5,287,572	—

AST Mid-Cap Growth Portfolio*(1)
60,000,116	255,000	59,952,844	(17,369,629)	17,067,357	—	—	—

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

AST Mid-Cap Value Portfolio*(1)
$33,389,499	$27,742,871	$82,206,867	$(5,705,944)	$26,780,441	$—	—	$—

AST Prudential Core Bond Portfolio*(1)
776,712,577	115,995,000	881,934,295	(47,814,275)	37,040,993	—	—	—

AST QMA International Core Equity Portfolio*(1)
577,759,649	22,885,000	677,893,901	(95,294,446)	172,543,698	—	—	—

AST Small-Cap Growth Opportunities Portfolio*(1)
120,623,078	18,212,000	14,179,232	(6,700,506)	5,289,055	123,244,395	3,829,844	—

AST Small-Cap Growth Portfolio*(1)
137,792,888	18,212,000	36,827,190	(9,395,167)	16,211,983	125,994,514	1,531,104	—

AST Small-Cap Value Portfolio*(1)
118,372,985	38,440,000	72,170,175	7,453,145	28,294,197	120,390,152	3,132,713	—

AST T. Rowe Price Large-Cap Growth Portfolio*(1)
663,491,951	36,330,001	602,167,161	(175,107,070)	227,615,585	150,163,306	1,987,339	—

AST T. Rowe Price Large-Cap Value Portfolio*(1)
673,219,262	12,300,000	821,445,148	(125,525,416)	261,451,302	—	—	—

AST T. Rowe Price Natural Resources Portfolio*(1)
—	116,930,000	5,540,000	15,983,014	442,703	127,815,717	4,688,764	—

AST WEDGE Capital Mid-Cap Value Portfolio*(1)
33,383,872	—	27,602,871	(5,782,005)	1,004	—	—	—

AST Western Asset Core Plus Bond Portfolio*(1)
508,208,803	55,000,000	555,542,861	(43,970,523)	36,304,581	—	—	—

AST Western Asset Emerging Markets Debt Portfolio*(1)
49,447,435	12,100,000	17,955,000	(2,780,430)	618,716	41,430,721	3,254,574	—

$12,437,264,730	$787,231,873	$12,671,904,973	$(2,076,815,470)	$3,416,100,103	$1,891,876,263		$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
2,012,366,362	7,998,306,500	7,128,431,932	—	—	2,882,240,930	2,882,240,930	4,257,365

PGIM Institutional Money Market Fund(1)(b)(wd)
—	504,038,459	396,556,898	—	(10,269)	107,471,292	107,546,575	21,380	(2)

$2,012,366,362	$8,502,344,959	$7,524,988,830	$—	$(10,269)	$2,989,712,222		$4,278,745

$14,449,631,092	$9,289,576,832	$20,196,893,803	$(2,076,815,470)	$3,416,089,834	$4,881,588,485		$4,278,745

ClearBridge Dividend Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Institutional Money Market Fund(1)(b)(we)
$33,376,527	$158,023,577	$174,043,740	$3,194	$(6,948)	$17,352,610	17,364,766	$12,759	(2)

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Franklin 85/15 Diversified Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Funds(wd):

AST Western Asset Core Plus Bond Portfolio*(1)
$67,915,925	$30,022,000	$—	$(1,323,803)	$—	$96,614,122	6,501,623	$—

AST Western Asset Emerging Markets Debt Portfolio*(1)
13,049,106	—	12,582,002	(1,926,083)	1,458,979	—	—	—

Prudential Financial, Inc.
—	107,078	107,482	—	404	—	—	—

$80,965,031	$30,129,078	$12,689,484	$(3,249,886)	$1,459,383	$96,614,122		$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
58,315,379	195,089,708	162,833,720	—	—	90,571,367	90,571,367	103,160

PGIM Institutional Money Market Fund(1)(b)(wd)
22,450,369	110,218,996	124,478,599	1,241	(2,396)	8,189,611	8,195,348	6,998	(2)

$80,765,748	$305,308,704	$287,312,319	$1,241	$(2,396)	$98,760,978		$110,158

$161,730,779	$335,437,782	$300,001,803	$(3,248,645)	$1,456,987	$195,375,100		$110,158

J.P. Morgan Global Thematic

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$215,798,994	$1,680,704,796	$1,610,346,919	$—	$—	$286,156,871	286,156,871	$454,668

PGIM Institutional Money Market Fund(1)(b)(wa)
216,670,125	930,678,473	1,048,720,273	19,147	(54,318)	98,593,154	98,662,218	103,983 (2)

$432,469,119	$2,611,383,269	$2,659,067,192	$19,147	$(54,318)	$384,750,025		$558,651

J.P. Morgan Tactical Preservation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$187,907,547	$2,626,707,323	$2,357,372,292	$—	$—	$457,242,578	457,242,578	$700,875

PGIM Institutional Money Market Fund(1)(b)(wa)
151,185,278	2,012,891,796	2,000,535,229	9,741	(127,960)	163,423,626	163,538,103	218,740 (2)

$339,092,825	$4,639,599,119	$4,357,907,521	$9,741	$(127,960)	$620,666,204		$919,615

T. Rowe Price Growth Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

C20

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
$417,558,535	$1,044,961,128	$885,884,328	$—	$—	$576,635,335	576,635,335	$662,227

PGIM Institutional Money Market Fund(1)(b)(wa)
132,018,400	576,301,444	611,049,926	13,857	(45,862)	97,237,913	97,306,028	75,903	(2)

$549,576,935	$1,621,262,572	$1,496,934,254	$13,857	$(45,862)	$673,873,248		$738,130

*	Non-income producing security.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(wd)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(we)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2021 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

C21

The following Portfolios utilized the SCA during the year ended December 31, 2021. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2021

Capital Growth Asset Allocation	$2,564,000	1.37%	1	$2,564,000	$—
ClearBridge Dividend Growth	3,969,774	1.41	31	16,166,000	—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2021, all Portfolios offer only a single share class to investors.

As of December 31, 2021, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Academic Strategies	3	99.9%
Capital Growth Asset Allocation	3	99.9
ClearBridge Dividend Growth	6	94.1
Franklin 85/15 Diversified Allocation	2	100.0
J.P. Morgan Global Thematic	3	99.9
J.P. Morgan Tactical Preservation	3	99.9
T. Rowe Price Growth Opportunities	2	100.0

9. Purchases & Redemption In-kind

On January 27, 2021, the Board approved changes to Academic Strategies, AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”), Capital Growth Asset Allocation, and AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”) (the “Portfolios”) that were contingent on shareholder approval of the amended Management Agreement and Shareholder Services and Distribution Plan. In addition to the amended Management Agreements and Shareholder Services and Distribution Plan, the Board approved changing the Portfolios’ principal investment strategies from a fund-of-funds structure that primarily invests portfolio assets in Underlying Funds (the “Underlying Funds”) to a structure that primarily relies on direct investments to achieve the Portfolios’ investment objectives. The implementation of the new principal investment strategy in these Portfolios was done by utilizing a redemption in-kind from the Underlying Funds Portfolios.

On May 11, 2021, shareholders approved an amended management agreement for the Portfolios. Additionally, a Shareholder Services and Distribution Plan was approved for Balanced Asset Allocation, Capital Growth Asset Allocation, and Preservation Asset Allocation pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

As of the close of business on June 4, 2021, the Underlying Funds settled the redemption of portfolio shares by delivering portfolio securities and other assets to the Portfolios. The following table is a summary of the value of such securities and other assets that were transferred in-kind to the Portfolios:

Underlying Portfolio Name	Academic Strategies	Balanced Asset Allocation	Capital Growth Asset Allocation	Preservation Asset Allocation	Total Redemption In-Kind Value
Clearbridge Dividend Growth	$-	$262,307,195	$438,877,789	$86,763,999	$ 787,948,983

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Underlying Portfolio Name	Academic Strategies	Balanced Asset Allocation	Capital Growth Asset Allocation	Preservation Asset Allocation	Total Redemption In-Kind Value
AST Cohen & Steers Global Realty Portfolio	$221,337,779	$-	$-	$-	$221,337,779
AST Cohen & Steers Realty Portfolio	140,761,833	-	-	-	140,761,833
AST Hotchkis & Wiley Large-Cap Value Portfolio	55,839,525	-	639,306,779	-	695,146,304
AST International Growth Portfolio	182,004,139	-	696,362,502	-	878,366,641
AST International Value Portfolio	282,687,801	-	732,236,023	-	1,014,923,824
AST Jennison Large-Cap Growth Portfolio	16,751,614	-	376,058,806	-	392,810,420
AST Large-Cap Core Portfolio	-	-	1,944,452,485	-	1,944,452,485
AST Loomis Sayles Large-Cap Growth Portfolio	19,837,354	-	588,792,823	-	608,630,177
AST MFS Growth Portfolio	16,444,257	-	352,959,931	-	369,404,188
AST MFS Large-Cap Value Portfolio	66,014,695	-	749,570,169	-	815,584,864
AST Mid-Cap Growth Portfolio	106,731,527	-	47,402,844	-	154,134,371
AST Mid-Cap Value Portfolio	200,841,879	-	77,651,867	-	278,493,746
AST QMA International Core Equity Portfolio	188,352,027	-	641,798,901	-	830,150,928
AST T. Rowe Price Large-Cap Growth Portfolio	20,241,842	-	483,437,161	-	503,679,003
AST T. Rowe Price Large-Cap Value Portfolio	51,658,764	-	765,350,148	-	817,008,912
Total	$1,569,505,036	$262,307,195	$8,534,258,228	$86,763,999	$10,452,834,458

As of the close of business on June 23, 2021, AST Academic Strategies Portfolio delivered portfolio securities and other assets with a market value of $17,546,638 to AST Western Asset Emerging Markets Debt Portfolio (an Underlying Fund) in exchange for 1,362,317 shares purchased in-kind.

As of the close of business on July 9, 2021, the Underlying Funds settled the redemption of the fund shares by delivering portfolio securities and other assets. The following table is a summary of the value of such securities and other assets that were transferred in-kind to the Portfolios.

Underlying Portfolio Name	Academic Strategies	Capital Growth Asset Allocation	Total Redemption In-Kind Value
AST BlackRock / Loomis Sayles Bond Portfolio	$32,680,613	$220,131,552	$252,812,165
AST Global Bond Portfolio	-	946,096,090	946,096,090
AST Prudential Core Bond Portfolio	-	460,534,163	460,534,163
AST Western Asset Core Plus Bond Portfolio	71,652,222	500,882,861	572,535,083
Total	$104,332,835	$2,127,644,666	$2,231,977,501

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At the close of business on December 10, 2021, AST Prudential Core Bond Portfolio settled the redemption of portfolios shares by delivering portfolio securities and other assets to Capital Growth Asset Allocation. The following table is a summary of the value of securities and other assets that were transferred in-kind:

Underlying Portfolio Name	Capital Growth Asset Allocation	Total Redemption In-Kind Value
AST Prudential Core Bond Portfolio	$320,945,131	$320,945,131

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

10. Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Asset Allocation Risk: The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery.

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Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Commodity Risk: The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Exchange-Traded Notes Risk: Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

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Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Foreign Custody Risk: If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Investment Risk: Investments in foreign securities generally involve more risk than investments in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leverage Risk: Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

Liquidity Allocation Risk: The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

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Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Market Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Quantitative Model Risk: The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.

Real Estate Risk: Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Redemption Risk: A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities Exchange Commission, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

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Restricted Securities Risk: The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.

Selection Risk: The Subadviser will actively manage a Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the Subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short Sale Risk: A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Sovereign Debt Securities Risk: Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On March 5, 2021, the ICE Benchmark Administration (“IBA”), the administrator of LIBOR, announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. While the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, may consult on the issue of requiring the IBA to produce certain LIBOR tenors on a synthetic basis, it has announced that all 35 LIBOR settings will either cease to be provided by any administrator or will no longer be representative as of the dates published by the IBA. The Board of Governors of the Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Portfolio. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Portfolio as well as loan facilities used by a Portfolio. As such, the potential impact of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

11. Reorganization

On September 10, 2020, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Goldman Sachs Multi-Asset Portfolio (“Goldman Sachs Multi-Assets”) (the “Merged Portfolio”) for shares of J.P. Morgan Tactical Preservation (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio by the Acquiring Portfolio. Shareholders approved the

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Plan at a meeting on January 7, 2021 and the reorganization took place at the close of business on February 19, 2021.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost

Goldman Sachs Multi-Asset	$2,699,888,204	$2,443,753,464

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 19, 2021:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value

Goldman Sachs Multi-Asset	169,056,979	J.P. Morgan Tactical Preservation	120,759,358	$2,868,034,747

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation on Investments	Acquiring Portfolio	Net Assets

Goldman Sachs Multi-Asset	$2,868,034,747	$256,134,740	J.P. Morgan Tactical Preservation	$2,311,214,553

Assuming the acquisition had been completed on January 1, 2021, the Acquiring Portfolio’s unaudited pro forma results of operations for the reporting period ended December 31, 2021 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations

J.P. Morgan Tactical Preservation	$29,238,046	$349,792,237	$379,030,283

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: Goldman Sachs Multi-Asset $1,250,709.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2021) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: Goldman Sachs Multi-Asset $66,280,537.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since February 19, 2021.

12. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

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On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Portfolios.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST Academic Strategies Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST ClearBridge Dividend Growth Portfolio, AST Franklin 85/15 Diversified Allocation Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Tactical Preservation Portfolio and AST T. Rowe Price Growth Opportunities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST Academic Strategies Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST ClearBridge Dividend Growth Portfolio, AST Franklin 85/15 Diversified Allocation Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Tactical Preservation Portfolio and AST T. Rowe Price Growth Opportunities Portfolio (seven of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of the financial highlights for each of the two years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Susan Davenport Austin 1967 No. of Portfolios Overseen: 90

Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 - 2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 90

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 90

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 90

Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 90

Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); Formerly Non-Executive Director of Clyde & Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 90

Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

E1

Independent Trustees

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Thomas M. O’Brien 1950 No. of Portfolios Overseen: 90

Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; Formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Trustee

Timothy S. Cronin 1965 Number of Portfolios Overseen: 90

Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).

		None.	Since October 2009

Trust Officers(a)

Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer

Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019

Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew R. French 1962 Secretary

Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since March 2018

E2

Trust Officers(a)

Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since October 2021

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2022 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-D

Advanced Series Trust

ANNUAL REPORT	December 31, 2021

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST American Funds Growth Allocation Portfolio

AST BlackRock 60/40 Target Allocation ETF Portfolio

AST BlackRock 80/20 Target Allocation ETF Portfolio

AST BlackRock Corporate Bond Portfolio

AST Global Bond Portfolio

AST PIMCO Corporate Bond Portfolio

AST Prudential Corporate Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST QMA International Core Equity Portfolio

AST T. Rowe Price Corporate Bond Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST Western Asset Corporate Bond Portfolio

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Advanced Series Trust	Annual Report	December 31, 2021

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST American Funds Growth Allocation Portfolio	A3
	AST BlackRock 60/40 Target Allocation ETF Portfolio	A5
	AST BlackRock 80/20 Target Allocation ETF Portfolio	A8
	AST BlackRock Corporate Bond Portfolio	A11
	AST Global Bond Portfolio	A26
	AST PIMCO Corporate Bond Portfolio	A82
	AST Prudential Corporate Bond Portfolio	A95
	AST Prudential Flexible Multi-Strategy Portfolio	A105
	AST QMA International Core Equity Portfolio	A115
	AST T. Rowe Price Corporate Bond Portfolio	A123
	AST T. Rowe Price Diversified Real Growth Portfolio	A133
	AST Western Asset Corporate Bond Portfolio	A164

Section B	Financial Highlights
Section C	Notes to Financial Statements
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust	Annual Report	December 31, 2021
Letter to Contract Owners

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin President,
Advanced Series Trust	January 31, 2022

Market Overview — unaudited	Annual Report	December 31, 2021

Equity Market Overview

Stock markets throughout the world rallied in 2021 in reaction to massive ongoing economic stimulus packages, the re-opening of economies following COVID-19 pandemic lockdowns, rollouts of COVID-19 vaccines, record corporate profits, upbeat employment data, and strong consumer demand. However, supply-chain bottlenecks, concerns about rising inflation, and the emergence of COVID-19 variants led to occasional volatility. While developed markets shined, emerging markets faltered due largely to the poor performance of Chinese stocks and prospects of rising interest rates in the US and elsewhere.

Stocks delivered double-digit returns

For the year, the large-cap S&P 500 Index gained 28.70%, the broad-based Russell 3000 Index rose 25.66%, and the tech-heavy Nasdaq Composite Index returned 21.39%. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, returned 7.82%. By comparison, fixed income securities, as measured by the Bloomberg US Aggregate Bond Index, declined 1.54%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

The economy rebounded, inflation spiked

The pace of economic growth in the US picked up sharply during the first half of 2021, spurred by aggressive fiscal stimulus. Real gross domestic product (GDP) growth surged to 6.7% (at an annual rate) in the second quarter, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. S&P 500 Index company profits rose significantly during the year. In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, spiked 7% from its level 12 months earlier, triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep jump in energy prices.

West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of 2021 to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year. Despite the pickup in the economy, the Federal Reserve (the Fed) kept its federal funds rate target near zero throughout the year.

US stocks rose despite headwinds

During the first quarter of 2021, US stock prices posted steep gains in anticipation that economic stimulus, which included a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines would drive growth. Oil prices rose sharply, the energy sector rallied, and GDP accelerated. The stock market continued its ascent through the second and most of the third quarter but suffered a pullback in September as concerns about inflation mounted.

In November, US inflation rose at its fastest pace in nearly 40 years. To help contain it, the Fed began tapering its monthly purchase of bonds. In December, the Fed signaled it would wind down that stimulus program sooner than previously planned and raise interest rates in 2022. Despite these concerns and worries about the Omicron variant of COVID-19, stocks advanced over the final quarter as investors turned their attention to robust corporate earnings and other positive economic data.

S&P 500 Index: leaders and laggards

In 2021, the top-performing sector in the S&P 500 Index was energy, rising 54.64% on a rebound in oil prices. Next in line were real estate (+46.19%), financials (+35.04%), information technology (+34.53%), materials (+27.28%), health care (+26.13%), consumer discretionary (+24.43%), communication services (+21.57%), and industrials (+21.12%). The “defensive” consumer staples and utilities sectors rose 18.63% and 17.67%, respectively.

Growth performed in line with value, large-cap stocks topped small-cap stocks

Over the year, the Russell 3000 Growth Index returned 25.85%, slightly edging out the Russell 3000 Value Index, which rose 25.37%. The large-cap Russell 1000 Index returned 26.45%, the Russell Midcap Index gained 22.58%, and the small-cap Russell 2000 Index trailed with a return of 14.82%.

International developed market stocks also advanced

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 11.26% during the year. The MSCI UK Index returned 18.50%, and the MSCI Europe Index returned 16.30%, buoyed by government stimulus. The MSCI Japan Index returned 1.71%. Japanese stocks were pressured by supply-chain and COVID-19-related challenges.

Emerging market stocks fell

The MSCI Emerging Markets Index declined 2.54% in 2021. Investor concerns about a slowdown in China’s economy, a plunge in Chinese technology stock prices in response to a government regulatory crackdown, and worries about a stronger US dollar triggered the sell-off. The MSCI China Index dropped 21.72% while the Latin America component of the MSCI Emerging Markets Index fell 8.09% over the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2021

Fixed Income Market Overview

Government bond markets dropped modestly in 2021 as investors grew increasingly concerned about rising inflation and the prospect of interest rate hikes. Treasury Inflation-Protected Securities (TIPS) and high yield corporate bonds, however, delivered positive returns.

The global investment-grade bond market, as measured by the Bloomberg Global Aggregate Bond (USD Hedged) Index, fell 1.40% for the year, slightly outperforming the 1.54% decline of the US investment-grade bond market, as measured by the Bloomberg US Aggregate Bond Index. TIPS, issued by the US government and indexed to inflation, rose 5.96%. High yield bonds (i.e., debt rated below investment grade) outperformed their investment-grade counterparts with a gain of 5.28%, as measured by the ICE BofA US High Yield Index. Emerging market debt, based on the J.P.Morgan EMBI Global Diversified Index, dropped 1.80%. (All returns cited are in US dollars unless stated otherwise.)

Aggressive stimulus spurred growth, higher inflation

With unemployment falling and corporate profits rising, the US economy continued to rebound in 2021, despite higher inflation, surging energy prices, and the ongoing COVID-19 pandemic. West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of the year to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year.

Bond markets wobbled on fears of inflation, rate hikes

Early in 2021, expectations of aggressive US fiscal stimulus, including a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines raised fears that the economy could heat up and lead to higher inflation and interest rate hikes.

These concerns triggered a steep pullback in investment-grade bond prices while their yields, which move in the opposite direction to prices, rose. In the first quarter of 2021, US Treasuries suffered their second-worst quarterly performance in more than 40 years. Investors’ concerns also rippled through many international bond markets. Although US investment-grade bond returns fell over the first quarter, high yield corporate bonds posted positive total returns.

Real gross domestic product growth surged to 6.7% (at an annual rate) in the second quarter of 2021, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. Yields on long-term US Treasuries dropped modestly during the second quarter but rose notably late in the third quarter as concerns about inflation escalated.

In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, jumped 7% above its level 12 months earlier. The increase was triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep leap in energy prices. In response, the Federal Reserve signaled it would wind down its monthly purchase of bonds, a program that began at the start of the pandemic to stimulate the economy, sooner than previously planned and raise interest rates in 2022. The inflation fears bolstered demand for TIPS, which returned 2.36% over the fourth quarter, surpassing other fixed income assets.

The yield on the 10-year US Treasury note closed 2021 at 1.51%, up from 0.92% at the beginning of the year. For the year, US Treasuries fell 2.32%, investment-grade US credits declined 1.04%, mortgage-backed (agency) securities dropped 1.04%, and the Bloomberg Municipal Bond Index rose 1.52%. (Returns of US investment-grade bonds are based on Bloomberg bond indexes unless stated otherwise.)

High yield bonds outperformed

US high yield bonds, with the 5.28% gain for 2021 noted above, benefited from the rebound in the US economy, stronger-than-expected corporate earnings, fiscal stimulus, and investors’ search for enhanced yields in the low-interest-rate environment. Fundamentals of corporate bond issuers improved as the economy recovered. High yield bond prices are less susceptible to rising interest rates than US Treasuries and other higher-rated debt, although they are more sensitive to the economic outlook and earnings of companies that issue them. The annual interest rate paid on a high yield bond is typically higher than the rate on an investment-grade bond because high yield bonds are riskier.

Emerging market bonds lagged

As mentioned above, emerging market bonds fell 1.80% in 2021. China’s high yield corporate debt market was a particularly poor performer. Turkey and Brazil also lagged as they both contended with inflation and political turmoil.

AST American Funds Growth Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	14.74%	14.32%
Blended Index	14.96	12.60
S&P 500 Index	28.70	19.52

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 04/30/2018. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST American Funds Growth Allocation Portfolio returned 14.74%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

During calendar-year 2021 (the reporting period), markets continued to look beyond the pandemic and shook off new COVID-19 variant threats, a more hawkish Federal Reserve (the Fed), renewed geopolitical conflicts, and inflation that reached the highest level in decades.

Fueled by increasing global activity, the period began with the continued rally of cyclically oriented companies. Positive economic recovery and consumer spending trends led the Fed to strike a more hawkish tone, and investors soon began to expect interest rate hikes. Investors then rotated back into many of the long-duration, growth-oriented assets that had done well throughout most of 2020. The second half of the period was dominated by economic ebbs and flows, as the emergence of the Delta and Omicron variants of COVID-19 threatened to delay global economic reopening timelines. Massive supply-chain disruptions increased costs and input prices, which weighed on top-line sales. Inflation continued to increase throughout the period, with US Consumer Price Index inflation reaching a nearly 40-year high. At the end of the period, market leadership was essentially the same as it had been before the pandemic. The largest gains were concentrated in a small number of companies—mostly US-based internet-related businesses. Even outside the US, many technology-focused companies benefited from the same powerful tailwinds surrounding the growth of e-commerce, cloud computing, and interactive media.

Within fixed income, throughout the period the Fed and other global central banks continued to signal an end to the monetary policy support enacted during the depths of the pandemic. To start the period, improving global growth trends stirred inflation concerns among investors, triggering an increase in yields and sending most bond prices lower. While spreads tightened and rates rallied through much of the remainder of period, the severity of the first-quarter declines left most fixed income segments negative for the period. However, high yield and inflation-protected bonds were clear exceptions, as inflation rose and investors continued to seek out risk and yield.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio is comprised of five underlying American Funds and American Funds Insurance Series funds (the underlying funds). The underlying funds provide an appropriate balance between growth and income and offer flexibility to adapt to different market conditions. The Portfolio’s results generally reflect the results of the underlying funds within its fund-of-funds structure.

Over the period, generally strong security selection within the communication services and consumer discretionary sectors contributed positively to the Portfolio’s relative return. Across most underlying equity funds, lower exposure to the consumer staples and utilities sectors also had a positive impact on results. Conversely, stock selection in the technology, healthcare, and materials sectors was negative for the period across most underlying funds. Less relative exposure to technology and real estate also weighed on results.

In the fixed income portion of the Portfolio, strong security selection in investment-grade corporate bonds, an out-of-benchmark allocation to high yield securities and inflation-protected bonds, and duration positioning within US Treasuries all benefited the Portfolio during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST American Funds Growth Allocation Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST American Funds Growth Allocation (As of 12/31/2022)

Top Holdings	Asset Class	% of Net Assets

American Funds Insurance Series - Asset Allocation Fund (Class 1)	Dynamic Allocation	25.2%

American Funds Insurance Series - Growth-Income Fund (Class 1)	Blend Broad Market	20.2%

New Perspective Fund (Class R6)	Growth Broad Market	20.1%

Bond Fund of America (The) (Class R6)	Aggregate Bond	19.5%

American Funds Insurance Series - Growth Fund (Class 1)	Growth Broad Market	14.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock 60/40 Target Allocation ETF Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	11.59%	15.52%
Blended Index	11.99	15.72
S&P 500 Index	28.70	26.06

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST BlackRock 60/40 Target Allocation ETF Portfolio returned 11.59%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

For calendar-year 2021 (the reporting period), US equities again finished with above-average annual returns, despite turbulence experienced as a result of growing inflationary pressures and shifting policy signals from the Federal Reserve (the Fed). US equities also outperformed their international counterparts during the period. However, with the record levels of policy stimulus receding and interest rates set to rise, the ability to repeat this outperformance in 2022 is in doubt, in BlackRock’s view. While growth sectors took a hit in the second half of the period, large-cap stocks outpaced mid-cap and small-cap stocks. Value stocks also performed well during the period, as cyclicality remained a winner in a climate of economic reopening and a steepening yield curve.

In this market, BlackRock remained optimistic and positioned the Portfolio in favor of riskier assets throughout the period. Despite fuller valuations in risky assets such as equities and some parts of the credit market, the Portfolio remains positioned to capture the cyclical upswing that BlackRock believes will continue—albeit at a lesser pace—in early 2022.

What strategies or holdings affected the Portfolio’s performance?*

Against this backdrop, the Portfolio returned 11.59% during the reporting period, underperforming its benchmark index. The multi-asset Portfolio’s overweight to equities was the largest driver of returns, as stocks outperformed bonds overall and domestic stocks broadly outperformed their international counterparts. Within equities, the Portfolio’s allocation to the energy sector was the largest positive contributor to performance among sector and factor bets. In addition, an allocation to commodities, funded from an underweight position in fixed income, added inflation protection and helped the Portfolio outperform the bond benchmark.

Meanwhile, on the fixed income side, fallen-angel high yield bonds added some outperformance from spread returns relative to the benchmark. (Fallen angels are previously investment-grade corporate bonds that have been downgraded to below investment grade.) As returns were negative across most fixed income asset classes, shifts in duration and the late-year hawkish policy shift from the Fed were sources of underperformance in rates and longer-duration exposures. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.)

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock 60/40 Target Allocation ETF Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST BlackRock 60/40 Target Allocation ETF (As of 12/31/2021)

Ten Largest Holdings	Asset Class	% of Net Assets

iShares ESG Aware MSCI USA ETF	Exchange-Traded Funds	16.5%

iShares Core S&P 500 ETF	Exchange-Traded Funds	16.4%

iShares Core Total USD Bond Market ETF	Exchange-Traded Funds	13.6%

iShares U.S. Treasury Bond ETF	Exchange-Traded Funds	8.8%

iShares MSCI EAFE Value ETF	Exchange-Traded Funds	7.8%

iShares MSCI EAFE Growth ETF	Exchange-Traded Funds	7.3%

iShares TIPS Bond ETF	Exchange-Traded Funds	5.4%

iShares Fallen Angels USD Bond ETF	Exchange-Traded Funds	4.8%

iShares Core S&P Small-Cap ETF	Exchange-Traded Funds	3.6%

iShares MSCI USA Value Factor ETF	Exchange-Traded Funds	3.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock 80/20 Target Allocation ETF Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	15.99%	19.29%
Blended Index	16.62	19.20
S&P 500 Index	28.70	26.06

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST BlackRock 80/20 Target Allocation ETF Portfolio returned 15.99%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

For calendar-year 2021 (the reporting period), US equities again finished with above-average annual returns, despite turbulence experienced as a result of growing inflationary pressures and shifting policy signals from the Federal Reserve (the Fed). US equities also outperformed their international counterparts during the period. However, with the record levels of policy stimulus receding and interest rates set to rise, the ability to repeat this outperformance in 2022 is in doubt, in BlackRock’s view. While growth sectors took a hit in the second half of the period, large-cap stocks outpaced mid-cap and small-cap stocks. Value stocks also performed well during the period, as cyclicality remained a winner in a climate of economic reopening and a steepening yield curve.

In this market, BlackRock remained optimistic and positioned the Portfolio in favor of riskier assets throughout the period. Despite fuller valuations in risky assets such as equities and some parts of the credit market, the Portfolio remains positioned to capture the cyclical upswing that BlackRock believes will continue—albeit at a lesser pace—in early 2022.

What strategies or holdings affected the Portfolio’s performance?*

Against this backdrop, the Portfolio returned 15.99% during the reporting period, underperforming its benchmark index. The multi-asset Portfolio’s overweight to equities was the largest driver of returns, as stocks outperformed bonds overall and domestic stocks broadly outperformed their international counterparts. Within equities, the Portfolio’s allocation to the energy sector was the largest positive contributor to performance among sector and factor bets. In addition, an allocation to commodities, funded from an underweight position in fixed income, added inflation protection and helped the Portfolio outperform the bond benchmark.

As returns were negative across most fixed income asset classes, shifts in duration and the late-year hawkish policy shift from the Fed were sources of underperformance in rates and longer-duration exposures. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.)

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock 80/20 Target Allocation ETF Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST BlackRock 80/20 Target Allocation ETF (As of 12/31/2021)

Ten Largest Holdings	Asset Class	% of Net Assets

iShares Core S&P 500 ETF	Exchange-Traded Funds	21.5%

iShares ESG Aware MSCI USA ETF	Exchange-Traded Funds	20.9%

iShares MSCI EAFE Value ETF	Exchange-Traded Funds	10.0%

iShares MSCI EAFE Growth ETF	Exchange-Traded Funds	9.8%

iShares Core Total USD Bond Market ETF	Exchange-Traded Funds	6.1%

iShares Core S&P Small-Cap ETF	Exchange-Traded Funds	4.3%

iShares MSCI USA Value Factor ETF	Exchange-Traded Funds	4.3%

iShares U.S. Treasury Bond ETF	Exchange-Traded Funds	3.9%

iShares, Inc. iShares ESG Aware MSCI EM ETF	Exchange-Traded Funds	3.3%

iShares Global Tech ETF	Exchange-Traded Funds	3.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock Corporate Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	-1.43%	4.18%
Blended Index	-0.99	4.55
Bloomberg US Intermediate Corporate Index	-1.00	3.08

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 08/19/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST BlackRock Corporate Bond Portfolio returned -1.43%. The Portfolio underperformed both the Blended Index and the Bloomberg US Intermediate Corporate Index.

What were market conditions during the reporting period?

At the beginning of calendar-year 2021 (the reporting period), the US economy was rebounding, and the first COVID-19 vaccines were being distributed globally. In combination with accommodative monetary policy and fiscal stimulus, these developments set the stage for a strong economic recovery and a rebound in corporate profitability. By the end of the period, earnings per share for S&P 500 Index companies was expected to grow more than 45% year over year, according to FactSet. This strong earnings growth helped propel the S&P 500 Index to a 28.70% return for the period. With respect to the corporate bond market, valuations remained near their historical tights, with credit spreads (yield differentials versus US Treasury securities of comparable maturity) largely trading in range-bound fashion.

What strategies or holdings affected the Portfolio’s performance?*

Sector allocation, security selection, and duration and yield curve positioning all contributed positively to the Portfolio’s outperformance during the period. (Duration is a measure of a bond portfolio or debt security’s price sensitivity to interest rate changes over time.) On expectations of strong growth, the Portfolio’s management team overweighted sectors that it believed would benefit from the reopening of the economy, such as midstream and independent energy, technology, banks, autos, and communications. Additionally, the Portfolio was biased toward lower-quality issues on the view that higher-risk sectors and issuers would outperform. Conversely, the Portfolio held underweights in high-quality sectors or industries the management team believed were overvalued, such as pharmaceuticals, utilities, insurance, and food/beverage.

Given the range-bound nature of spreads during the period, the management team employed a relative value strategy focused on selling and buying favored sectors when spreads tightened and widened, respectively. Given the high volume of new corporate issuance, the Portfolio’s repositioning tended to be focused on primary market activity.

Regarding duration, the Portfolio largely maintained a short duration bias on the view that economic growth and accelerating inflation would drive interest rates higher. From a credit curve perspective, the Portfolio maintained an overweight to intermediate-term credit, as the trend of flattening credit curves led to uncompelling yields on longer-maturity issues, and short-maturity credit appeared overvalued.

The Portfolio held derivatives during the period, specifically US Treasury futures, currency forwards, and credit default swaps. Derivatives were used primarily for hedging, and their use did not have a material impact on returns during the period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST BlackRock Corporate Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST BlackRock Corporate Bond (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	5.5%

AA	2.8%

A	18.0%

BBB	66.3%

BB	5.4%

Cash/Cash Equivalents	2.0%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Global Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	-1.46%	3.14%	3.04%
Bloomberg Global Aggregate USD Hedged Index	-1.39	3.39	3.43

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 07/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Global Bond Portfolio returned -1.46%. The Portfolio underperformed the Bloomberg Global Aggregate USD Hedged Index.

What were the market conditions during the reporting period?

Global fixed income markets generated negative total returns during calendar-year 2021 (the reporting period). Sovereign yields moved sharply higher following an improved economic growth outlook and a reinforced reflation narrative early in the period. (Reflation refers to fiscal and/or monetary policies designed to stimulate an economy.) Most spread (non-government bond) sectors continued to perform well during this time, as the pace of COVID-19 vaccine distribution picked up across developed markets and as major central banks committed to maintaining policy accommodation. Performance during the rest of the period was mixed, as markets grappled with higher inflation data, central bank policy normalization and stimulus reduction, and the emergence of the new COVID-19 Omicron variant. Most sovereign yield curves flattened toward the end of the period, as central banks pursued tighter monetary policies in response to sustained inflationary pressures.

In general, developed-market central banks started the period by reiterating their commitment to look past higher inflation data amid the economic rebound, a position that was at odds with investors’ previous expectations of earlier interest rate hikes. As the period continued, there were signs of divergence from the synchronized accommodative global monetary policy that had been in place since the onset of the pandemic. Toward the end of the period, central banks progressed further on their paths toward policy normalization, as inflation broadened across more goods and services. The Federal Reserve (the Fed) accelerated the timeline for tapering its large-scale asset purchase program and projected three interest rate hikes in both 2022 and 2023. The Bank of England hiked interest rates for the first time since the onset of the pandemic, citing persistent price pressures.

During the period, global sovereign yields rose sharply, driven by progress on the vaccine rollout, unprecedented fiscal stimulus, and central banks’ commitment to not pre-emptively hike rates in response to any transitory rise in inflation during the economic rebound. Sovereign yield curves flattened during the period, driven by rising short-term yields following hawkish pivots by major developed-market central banks. Policymakers announced plans to dial back monetary stimulus as inflation concerns persisted. Concerns about Omicron did not delay monetary policy tightening plans, as most central banks remained focused on inflation risks. The US dollar rallied versus most currencies, supported by strong US economic performance and rising US Treasury yields. Later in the period, the US dollar was supported by investors’ expectations for Fed tapering and a flight to perceived safety, driven by concerns about a default at Chinese real estate developer Evergrande Group and a debt ceiling deadlock in the US Congress.

The performance of risk assets was mixed for the period. High yield corporate bonds delivered strong returns, as investors flocked to higher yielding credits. Securitized credit had strong returns, benefiting from the favorable macroeconomic backdrop and investors’ desire to tap into more attractive valuations. Emerging markets local currency bonds weakened meaningfully, driven largely by the emerging markets currency component. Emerging markets hard currency sovereign bonds delivered modestly negative returns, while hard currency corporate bonds posted positive returns. Developed-market, investment-grade corporate bonds outperformed duration-equivalent US Treasuries.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Global Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s exposure to credit was the primary driver of its performance versus the benchmark index. An overweight to European and US investment-grade corporate bonds, as well as selection of corporate bonds in Italy, France, and the Netherlands, were positive for relative returns. Off-benchmark exposure to European high yield corporate bonds also contributed positively; the Portfolio held a diversified basket of high yield corporate bonds in Belgium, France, Germany, Ireland, Italy, the Netherlands, and Spain. Positions in hard currency emerging markets corporate bonds had a positive impact on performance, as did an allocation to select inflation-linked securities within the US and Australia, as inflation ticked up globally.

The US, where the Portfolio remained overweight throughout the period, was the source of significant relative outperformance. Key contributing positions included an underweight to Treasuries as credit sectors outperformed, an underweight to mortgage passthrough securities, off-benchmark exposure to credit risk transfer securities, and an overweight to commercial mortgage-backed securities (CMBS). US high yield corporate bonds, particularly BB-rated issues, also added to relative returns. Securitized selection detracted, primarily in the second quarter of the period, driven by an overweight to Ginnie Mae mortgage-backed securities versus positioning in conventional mortgage-backed securities, as well as a focus on higher-coupon bonds.

Within the Portfolio’s duration strategy, the underperformance occurred mostly during market sell-offs in February and October of 2021, which were induced by concerns around monetary policy tightening. (Duration is a measure of a bond portfolio or debt security’s price sensitivity to interest rate changes over time.) An overweight in Canadian and Australian short-term interest rates, as well as a United Kingdom yield curve steepener through which the Portfolio sought to take advantage of yield differentials between 5-year and 10-year maturities, drove the underperformance. A significant underweight to Chinese duration and an overweight to European duration also had a negative impact on returns.

The Portfolio’s currency strategy had a muted but positive impact overall on performance during the period, with the primary contributor being an underweight position in the Turkish lira versus the US dollar. Positions favoring a long bias in the Mexican peso and an underweight in the Russian ruble also contributed positively late in the period.

Derivatives were held in the Portfolio throughout the period, primarily to manage interest rate risk (using US Treasury futures and interest rate swaps) and to gain exposure more efficiently to certain sectors, including CMBS (using the CMBX Index), European high yield corporate bonds (using the Credit Default Index, or CDX), and both developed and emerging markets currencies (using currency forwards). Derivatives are primarily used for hedging purposes and is not intended to generate alpha. Any alpha generated is a residual of the hedging process. As a result, the Portfolio’s derivative holdings had only a de minimis effect on overall performance during the period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Global Bond (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	33.8%

AA	9.8%

A	13.9%

BBB	22.3%

BB	5.6%

B	2.1%

CCC and Below	0.3%

NR	9.5%

Cash/Cash Equivalents	2.7%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST PIMCO Corporate Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	-1.01%	3.38%
Blended Index	-0.99	4.55
Bloomberg US Intermediate Corporate Index	-1.00	3.08

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 08/19/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST PIMCO Corporate Bond Portfolio returned -1.01%. The Portfolio underperformed both the Blended Index and the Bloomberg US Intermediate Corporate Index.

What were market conditions during the reporting period?

As markets digested longer-than-expected COVID-19 restrictions and higher-than-expected inflation, asset class returns diverged during calendar-year 2021 (the reporting period). Unlike in recent years when most asset classes moved together in one direction, the period saw some clear winners and losers in terms of performance. Oil prices rose and developed markets equities generated highly positive returns, for example, while sovereign bonds and emerging markets debt generally posted negative returns.

The emergence of the rapidly spreading COVID-19 Omicron variant in the fourth quarter, coupled with still-rising inflation, contributed to market volatility. As a result, global equity returns, and government yields were mixed. Finally, global central banks shifted to a more hawkish tone, with the Federal Reserve announcing it would double the pace of tapering, bringing an end to its asset purchases in March 2022.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio investment strategies were implemented by investing in bonds and derivative instruments.

During the reporting period, the Portfolio’s underweight duration positioning—accomplished through the use of cash bonds, futures, and interest rate swaps—modestly added to performance, as developed markets interest rates rose across the curve. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt security that is expressed as a number of years.)

Within corporate credit, individual issue selection within transportation added to the Portfolio’s performance. An overweight to pipelines added further to returns, while individual issue selection within financials and among real estate investment trusts also contributed positively. These gains were partially offset by losses from a modest overweight to the tobacco sector. Regarding currencies, the Portfolio’s performance was modestly negative. Gains from a tactical allocation to a select basket of emerging markets currencies were more than offset by losses from long positions in the euro and the Japanese yen during most of the period.

During the period overall, the Portfolio bought and sold credit protection through credit default swaps and swaptions to increase or decrease exposure to the credit risk of the broader investment-grade bond sector or to take advantage of the basis (or, relative value) between credit default swaps and the cash bond market. The Portfolio entered into interest rate swaps in order to manage nominal or real interest rate exposure, or as a substitute for cash bond exposure. The Portfolio also entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, or for liquidity purposes. Additionally, the Portfolio entered into options contracts to manage interest rate exposure and to hedge downside risk. Interest rate swaps, options, and futures allowed PIMCO to effectively manage risk and to gain or reduce exposure by targeting specific markets and areas of the yield curve

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST PIMCO Corporate Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

that might not otherwise be accessible through the use of cash bonds. Finally, during the period, the Portfolio bought and sold foreign currency contracts in connection with settling planned purchases or sales of securities to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of a tactical investment strategy.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST PIMCO Corporate Bond (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	18.0%

AA	3.8%

A	22.7%

BBB	52.5%

BB	2.8%

B	0.2%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Prudential Corporate Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	-0.82%	3.58%
Blended Index	-0.99	4.55
Bloomberg US Intermediate Corporate Index	-1.00	3.08

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 08/19/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Prudential Corporate Bond Portfolio returned -0.82%. The Portfolio outperformed both the Blended Index and the Bloomberg US Intermediate Corporate Index.

What were market conditions during the reporting period?

The strong global rebound from the depths of the COVID-19 pandemic continued throughout much of calendar-year 2021 (the reporting period), as economies continued to respond to monetary and fiscal stimulus. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation in the first half of the period, kicking off a robust “reflation trade” in bond markets. US investment-grade corporate bond markets performed well in the first half of the period, with spreads tightening to near-historic levels in the second quarter of the period, supported by better-than-expected corporate earnings, positive vaccination progress, and favorable technicals. Spreads then widened in the second half of the period amid concerns around inflation, the COVID-19 Omicron variant, elevated corporate new primary issuance, and increased Fed hawkishness. Corporate bonds, as measured by the Bloomberg US Corporate Index, posted total returns and excess returns of -1.04% and 1.61%, respectively, over the period. Long US corporate bonds underperformed on a total return basis, posting total returns of -1.13% for the period; but they outperformed on an excess-return basis, posting excess returns of 2.88% during the period.

The US Treasury yield curve steepened sharply over the first half of the period before flattening again in the second half of the period, as the market pulled forward its expectation for interest rate hikes. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) While the yield on the 2-year Treasury note rose sharply in the fourth quarter of the period as markets began pricing in three interest rate hikes in 2022, long-end Treasury yields declined amid uncertainty around Omicron and the prospect of slower economic growth. Despite steepening over the first half of the period, the US Treasury yield curve flattened slightly over the full period, with the 10-year/2-year Treasury spread declining from 0.80% to 0.78% as of December 31, 2021.

What strategies or holdings affected the Portfolio’s performance?*

Overall security selection was the primary driver of the Portfolio’s outperformance during the period. This was mostly due to selection within investment-grade corporates. Security selection in municipal bonds and emerging markets debt also contributed. Selection within Treasuries was a detractor. Overall sector allocation contributed, with overweights to investment-grade corporates and municipal bonds contributing the most. An underweight to emerging markets debt was a modest detractor over the period. Within credit, the Portfolio benefited from positions in the upstream and midstream energy, technology, and telecommunications sectors, while positions in the banking, cable & satellite, and electric utilities sectors detracted from performance. From a single-name perspective, the Portfolio benefited from overweights to Occidental Petroleum Corp. (upstream energy) and the state of Illinois, along with an underweight to Oracle Corp. (technology). Overweights to Morgan Stanley (banking), Public Service Enterprise Group Inc. (electric utilities), and American Electric Power Company Inc. (electric utilities) hurt performance. The Portfolio’s yield curve positioning contributed to performance, while duration positioning detracted. Duration is a measure of a bond’s price sensitivity to interest rate changes over time. The Portfolio no longer held a position in American Electric Power Company Inc. at the end of the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Prudential Corporate Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

During the period, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Prudential Corporate Bond (As of 12/31/2021)

Credit Quality	% of Total Investments

AA	2.3%

A	22.5%

BBB	66.1%

BB	4.8%

Cash/Cash Equivalents	4.3%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Prudential Flexible Multi-Strategy Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	13.32%	9.12%	7.65%
Blended Index	10.48	10.58	7.92
MSCI All Country World Index (GD)	19.04	14.97	10.77

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 04/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Prudential Flexible Multi-Strategy Portfolio returned 13.32%. The Portfolio outperformed the Blended Index and underperformed the MSCI All Country World Index (GD).

What were market conditions during the reporting period?

Calendar-year 2021 (the reporting period) was characterized by a stable first half as global economies recovered, before growth slowed in the third quarter on supply-chain disruptions and the increased spread of COVID-19. However, various economic indicators maintained strength through the final quarter of the period, which provided a tailwind for risk assets and helped US equities cap a third year of double-digit gains, despite the ongoing global pandemic and the economic disruptions it caused. Swift medical developments, including the global rollout of COVID-19 vaccines, as well as extraordinary fiscal and monetary stimulus unleashed by global economies, contributed to these gains. Other risk assets also performed well, including international equities, credit, commodities, and real estate.

Inflation was also a key factor during the period, as energy and commodity prices continued to trend higher and pushed the Consumer Price Index to its highest level since the early 1980s. The 10-year US Treasury yield ended the period at 1.5%, roughly in line with the rest of the period but a full half-percent above its level in January. This rise in rates was a decidedly negative factor for fixed income holdings, especially those without credit exposure to help cushion the blow to duration. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Despite the continued rise in inflation throughout the period, longer-term yields remained stable, as investors adopted the Federal Reserve’s view that price increases were transitory. Indeed, various market measures of longer-term inflation expectations remained grounded, including market surveys and yields on Treasury inflation-protected securities. Short-term rates, on the other hand, rose almost 50 basis points as markets gradually priced in the rate hikes expected in 2022. (One basis point equals 0.01%.)

What strategies or holdings affected the Portfolio’s performance?*

In a reversal from the prior reporting period, underlying subadvisor performance was positive in the reporting period and helped drive the Portfolio’s overall performance. Positive performance was widespread and was seen across domestic equity, international equity, and fixed income sleeves. Within domestic and international equities sleeves, the subadvisors’ preference for cheap, high-quality stocks was a successful strategy that handily outpaced the benchmarks for the respective asset classes. Although the return difference between Value and Growth style indexes was minimal for the period, relative value and growth within the indexes was a source of alpha. Within the fixed income sleeve, despite the rise in interest rates, the manager prudently responded to duration and used credit exposure effectively to outpace the benchmark.

Tactical asset allocation decisions also had a positive impact on Portfolio performance during the period. A consistent and diversified overweight to risk assets over the course of the period benefited returns as the continued global recovery provided a strong tailwind. Tilts toward international equities were less effective than those toward domestic equities, driven by an overweight to emerging markets, which struggled due to heavy Chinese equity exposure. However, this was offset by additional off-benchmark positions in the overlay sleeve, which included exposure to the US technology sector, industrial metals, and energy stocks. In addition, the overlay sleeve maintained a short duration bias with its fixed income fulfillment, a move that benefited from the rise in interest rates.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Prudential Flexible Multi-Strategy Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

The Portfolio used derivatives to gain specific exposures to various markets in the overlay sleeve. The use of these derivative instruments allowed the Portfolio to manage risk and express tactical views. In aggregate, the derivative positions had a positive impact on performance during the period, largely stemming from the use of S&P 500 and MSCI EAFE futures to gain exposure to US and international equity market performance.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Prudential Flexible Multi-Strategy (As of 12/31/2021)

Ten Largest Holdings	Line of Business	Country	% of Net Assets

iShares Core S&P 500 ETF	Exchange-Traded Funds	United States	22.4%

AST Prudential Core Bond Portfolio	Core Bond	United States	16.5%

iShares Core U.S. Aggregate Bond ETF	Exchange-Traded Funds	United States	8.2%

Invesco QQQ Trust Series 1	Exchange-Traded Funds	United States	3.5%

iShares Russell 2000 ETF	Exchange Traded Funds	United States	3.3%

AST Large-Cap Core Portfolio	Large/Mid-Cap Growth	United States	2.7%

AST High Yield Portfolio	High Yield	United States	2.6%

PGIM Select Real Estate Fund Class R6	Real Estate	United States	2.6%

iShares MSCI EAFE ETF	Exchange Traded Funds	United States	1.8%

iShares 3-7 Year Treasury Bond ETF	Exchange-Traded Funds	United States	1.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST QMA International Core Equity Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	12.12%	8.03%	6.05%
MSCI EAFE Index® (ND)	11.26	9.55	6.76

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/05/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST QMA International Core Equity Portfolio returned 12.12%. The Portfolio outperformed the MSCI EAFE Index (ND).

What were the market conditions during the reporting period?

The global economic recovery from the 2020 pandemic-induced recession continued in calendar-year 2021 (the reporting period), buoyed by massive fiscal and monetary policy support and progress on COVID-19 vaccines and treatments. This furthered a return toward economic normalcy, which unleashed significant pent-up demand. While the recovery has been strong, it has also been uneven. Economic growth was especially robust in the first half of the period, but the recovery hit a speed bump in the third quarter, as the COVID-19 Delta variant spread across Europe, the U.S., and many parts of Asia. The late emergence of the COVID-19 Omicron variant clouded the outlook somewhat. However, at the end of the period, PGIM Quantitative Solutions believed it would not derail a continued strong expansion.

What strategies or holdings affected the Portfolio’s performance?*

Value stocks bounced back significantly during the reporting period from the previous period. Value’s mid-year performance was more variable, as confidence surrounding global economic growth expectations oscillated in conjunction with concerns about new COVID-19 variants, geopolitical stresses, and inflationary pressures partly due to frictions in the global supply chain. However, value’s performance for the full period was bookended by strong returns at the beginning and end.

Efficacy from PGIM Quantitative Solutions’ growth suite of factors further cemented a successful year for the Portfolio and helped offset weakness in struggling quality factors. Favoring reasonably priced financials was rewarded, as was avoiding expensive, low-growth stocks across the consumer discretionary, industrials, and information technology sectors.

By market, gains were led by France, Germany, and Denmark. Effective stock selection in industrials was the overarching theme across all three markets. Outperformance was buoyed by selection among French information technology and German consumer discretionary companies.

The Portfolio used fully collateralized futures to manage daily cash flows. These were a small portion of the Portfolio’s total market value and had no material effect on performance during the period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST QMA International Core Equity Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST QMA International Core Equity (As of 12/31/2021)

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Roche Holding AG	Pharmaceuticals	Switzerland	2.2%

Nestle SA	Food Products	Switzerland	2.0%

Unilever PLC	Personal Products	United Kingdom	1.4%

Sanofi	Pharmaceuticals	France	1.3%

LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	1.2%

ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	1.2%

GlaxoSmithKline PLC	Pharmaceuticals	United Kingdom	1.2%

British American Tobacco PLC	Tobacco	United Kingdom	1.1%

Novartis AG	Pharmaceuticals	Switzerland	1.1%

Allianz SE	Insurance	Germany	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Corporate Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	-1.01%	3.42%
Blended Index	-0.99	4.55
Bloomberg US Intermediate Corporate Index	-1.00	3.08

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 08/19/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST T. Rowe Price Corporate Bond Portfolio returned -1.01%. The Portfolio underperformed both the Blended Index and the Bloomberg US Intermediate Corporate Index.

What were market conditions during the reporting period?

Credit markets continued to recover from the COVID-19 pandemic-induced downturn during calendar-year 2021 (the reporting period), though the pace of the recovery was hindered by periods of macroeconomic-driven volatility. Concerns regarding the emergence and spread of COVID-19 variants, slowing economic growth, and persistently elevated inflation data contributed to market fluctuations. Many factors influenced markets throughout the period, but the most impactful events occurred in the fourth quarter of the period. While Federal Reserve (the Fed) monetary policy remained accommodative, the Fed began tapering asset purchases, as announced at its November 2021 policy meeting. In December 2021, Fed officials announced an accelerated timeline for the taper and projected three interest rate hikes during 2022, up from the one it had predicted in September 2021.

US Treasuries posted negative absolute returns and lagged spread (non-government bond) sectors during the period. Among investment-grade spread sectors, corporate bonds recorded the strongest excess returns, as improving corporate fundamentals and strong technical supported the asset class. Corporate bond spreads (yield differentials) widened in November 2021 amid heightened interest rate volatility and mixed macroeconomic sentiment but remained near the lower end of their longer-term range through the end of the period.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio posted negative returns during the reporting period but performed in line with its custom benchmark index. Sector allocation and security selection aided relative performance. Yield curve positioning added modestly.

Out-of-benchmark holdings in the securitized sector were beneficial to the Portfolio’s performance during the period, as the sector continued to recover from liquidity issues brought on by the pandemic and to offer an incremental yield advantage over US Treasuries. Moreover, concerns regarding inflation and the spread of COVID-19 variants fueled demand for this generally higher-quality sector.

Selection within consumer non-cyclicals was also positive during the period, with an underweight allocation further supporting results. Consumer non-cyclical companies received a boost from economic reopenings and healthy quarterly earnings. Holdings in healthcare-related companies, including Cardinal Health Inc., AbbVie Inc., and CVS Health Corp., performed well alongside positive vaccine news.

An overweight allocation to the energy sector aided relative results during the period, but security selection within the sector negated some of the gains. Despite the positive impact of rising oil prices, the Portfolio’s emphasis on midstream credits was not fully rewarded, as higher-beta exploration and production companies outperformed in the wake of the pandemic-induced downturn. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or an index.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Corporate Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

Security selection and an underweight allocation in the capital goods sector hindered relative performance during the period. Select holdings were adversely affected by rising input prices because of supply-chain disruptions. Out-of-benchmark holdings in US Treasuries, which are typically used for liquidity purposes, also detracted as US Treasury yields rose across most of the curve.

The Portfolio used index credit default swaps during the reporting period. The Portfolio infrequently uses credit derivatives to express or enhance particular portfolio views. The use of derivatives had a de minimis impact in 2021.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Corporate Bond (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	6.9%

AA	2.2%

A	21.2%

BBB	64.9%

NR	4.8%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	13.17%	11.95%	9.15%
Blended Index	14.38	12.82	9.92
S&P 500 Index	28.70	18.47	15.08

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 04/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST T. Rowe Price Diversified Real Growth Portfolio returned 13.17%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Despite the ongoing COVID-19 pandemic, major US stock indexes advanced during calendar-year 2021 (the reporting period), extending the brisk rebound that started in the spring of 2020. Many indexes repeatedly reached record highs throughout the period. Equities rose as economies reopened and recovered, facilitated by the rollout of COVID-19 vaccines, federal fiscal relief, and robust growth in corporate earnings. Elevated inflation, mostly due to disruptions in the global supply chain, as well as the emergence of new COVID-19 variants and the decision by the Federal Reserve to accelerate its tapering of monthly asset purchases, were among the factors that caused volatility in the financial markets. In this environment, large- and mid-cap stocks strongly outperformed their small-cap peers for the period.

Stocks in developed non-US equity markets rose during the period but significantly lagged US shares. European stock markets were broadly positive in US-dollar terms, led by Austrian shares. Stocks in the Netherlands, Sweden, Norway, France, and Switzerland produced double-digit gains. Developed Asian markets were mixed in US-dollar terms. Hong Kong stocks fell, due in part to the Chinese government’s regulatory crackdown on certain sectors, as well as concerns about some highly indebted firms in the Chinese property market. On the plus side, Australian shares performed well, while Japanese shares rose to a lesser extent.

Stocks in emerging markets generally declined during the period, as currency weakness versus the US dollar reduced local returns to US investors. Emerging Asian markets were widely mixed. In US-dollar terms, stocks in Taiwan and India performed best. Conversely, Chinese shares fell amid the government’s regulatory crackdown on certain sectors, as well as concerns about the property market. Latin American markets were also mixed, as several countries struggled with political uncertainty, currency weakness, and elevated inflation that prompted central banks to raise interest rates. Stocks in most emerging European markets appreciated in US-dollar terms. The Czech Republic led the region while Russian shares rose to a lesser extent, supported by higher oil prices. However, Turkish shares tumbled as Turkey’s central bank reduced interest rates despite elevated inflation, which caused the lira to plunge versus the greenback.

Within fixed income, US bond returns were mixed during the period as yields rose across the curve—especially in the intermediate-term portion—amid expectations that the Fed’s tapering of asset purchases, which began in November 2021, would be a prelude to tighter monetary policy in 2022. High yield bonds, which are less sensitive to interest rate fluctuations than their investment-grade counterparts, strongly outperformed for the period. Emerging market bonds also declined, as yields increased, and many emerging market countries raised short-term interest rates in an attempt to stem inflation.

In this environment, multi-asset portfolios with a relatively defensive posture, and with higher allocations to cash and US investment-grade debt, would have underperformed their peers. Conversely, those portfolios with relatively higher allocations to equities and other risk assets would have outperformed their peers.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio modestly underperformed its blended benchmark during the reporting period. Tactical decisions and security selection within the underlying portfolios detracted from relative performance, while out-of-benchmark exposure to diversifying sectors proved beneficial.

Tactical allocation decisions had a negative impact on relative results for the period, driven by a shift from a neutral stance to an underweight to equities, as global equities outperformed fixed income over the period. Additionally, an overweight to US large-cap value equities, which lagged US growth stocks, held back relative returns. Conversely, an underweight allocation to US government credit, which trailed other fixed income sectors, added value.

Security selection within the underlying portfolios modestly detracted from relative returns for the period. Most notably, unfavorable stock selection within US large-cap growth equities weighed on performance, as the allocation lagged its style-specific benchmark. Emerging market stocks and international developed equities also held back relative returns. However, favorable security selection within US large-cap value and international value stocks had a positive impact, as the allocations outpaced their respective benchmarks.

The inclusion of diversifying sectors contributed to relative returns for the period. Performance was lifted by the inclusion of real assets equities, although an underweight to the sector moderated the effect. The diversifying sectors within fixed income, including Treasury inflation-linked securities, floating rate loans, and high yield debt, contributed to relative results, as these sectors outpaced the Bloomberg US Government/Credit Index. Conversely, the structure of the Portfolio’s US equity profile relative to the Russell 3000 Index detracted.

At the end of the period, the Portfolio held equity options, index futures, interest rate futures, and currency forwards. The Portfolio also held rights and warrants during the period. The estimated return impact from employing futures was positive, while the impact from employing options was negative. Using currency forwards, rights, and warrants had a negligible impact on returns during the period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Diversified Real Growth (As of 12/31/2021)

Ten Largest Holdings	Line of Business	% of Net Assets

T. Rowe Price Institutional Floating Rate Fund, (Institutional Shares)	Bank Loan	3.5%

T. Rowe Price Emerging Markets Bond Fund, (Investor Class)	Emerging Markets	3.0%

T. Rowe Price Institutional High Yield Fund, (Institutional Shares)	High Yield	3.0%

Microsoft Corp.	Software	2.9%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	2.0%

Apple, Inc.	Technology Hardware, Storage & Peripherals	1.4%

Amazon.com, Inc.	Internet & Direct Marketing Retail	1.1%

U.S. Treasury Inflation Indexed Bonds, TIPS, 0.375%, 07/15/23	U.S. Treasury Obligations	0.9%

Danaher Corp.	Life Sciences Tools & Services	0.9%

UnitedHealth Group, Inc.	Health Care Providers & Services	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Western Asset Corporate Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	-1.28%	3.26%
Blended Index	-0.99	4.55
Bloomberg US Intermediate Corporate Index	-1.00	3.08

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 08/19/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2021, the AST Western Asset Corporate Bond Portfolio returned -1.28%. The Portfolio underperformed both the Blended Index and the Bloomberg US Intermediate Corporate Index.

What were market conditions during the reporting period?

When the first quarter of calendar-year 2021 (the reporting period) started, markets seemed to anticipate that the combination of economic reopening, supportive monetary policy, and additional fiscal stimulus would lead to strong near-term growth and potential inflationary pressures, which could result in earlier-than-expected central bank interest rates hikes. Furthermore, an increased supply of government borrowing to fund additional stimulus sent US Treasury yields meaningfully higher over the quarter.

The second quarter of the period included news that inflation—specifically, two successive months of above-consensus increases—had pushed the core Consumer Price Index (CPI) up to 3.8% year over year, its highest level in nearly 30 years. However, most monthly inflation increases came from reopening activity, notably a rise in hotel and airfare prices and a surge in used car prices. With inflation gaining attention, the discussion at the Federal Reserve’s (the Fed’s) June 2021 policy meeting centered on whether disappointing jobs reports or higher inflation was the more consequential development. Fed officials appeared to decide that the inflation surprises were more important, at least at that time, and their communications generally took on a more hawkish tone. The Fed pulled forward the forecast for its first rate hike, with the median forecast suggesting two hikes in 2023; in March, the median forecast had implied that the first rate hike would not come until 2024. However, Fed policymakers did not move up their timeline for tapering asset purchases. Fed Chairman Jerome Powell cautioned that any decision on the Fed’s balance sheet was “still a ways off.”

US economic data was weaker than expected later in the third quarter of the period, as the recovery appeared to be losing some steam. The COVID-19 Delta variant surge over the summer, as well as weaker economic data, weighed on consumer and risk sentiment. Although US jobs data had improved during the summer, it weakened considerably at the end of the third quarter. Also, toward the end of the quarter, the Fed adopted a slightly more hawkish tone. At their September 2021 policy meeting, Fed officials indicated that the long-anticipated tapering of asset purchases would begin sooner than expected. In addition, they again pulled forward the forecast for their first rate hike. Nine of the 18 members of the Fed’s Federal Open Market Committee expected a rate hike in 2022, compared with seven in June, and all but one member expected at least one rate hike by the end of 2023. Spreads (yield differentials) for corporate credit widened slightly and spreads on structured products tightened slightly over the third quarter.

During the fourth quarter of the period, specifically in December 2021, risk assets rebounded as initial reports appeared to show that the emergence of the COVID-19 Omicron variant, while much more transmissible, was also milder than the Delta variant. Interest rate volatility, though still elevated, settled down somewhat, despite a November 2021 CPI release that put the year-over-year increase in inflation at 6.8%, the highest level in decades. At the Fed’s December 2021 meeting, policymakers announced the acceleration of their asset purchase taper plan and the withdrawal of the extraordinary accommodation it had put in place during the pandemic.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Western Asset Corporate Bond Portfolio	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

For fixed income investors, the dominant focus during the period was to maintain yield advantages by overweighting spread (non-government bond) sectors. Western Asset Management continued to believe that spread sectors would be the primary drivers of excess returns and that sectors that lagged during the recovery, such as emerging markets debt and structured products, could outperform sovereign government bonds. As the recovery developed, and as the circumstances of the COVID-19 pandemic changed, Western Asset rotated among the various sectors. Meaningful overweights to investment-grade corporate bonds and “plain vanilla” high yield corporate bonds were moderated in favor of sectors that could benefit from economic reopening. (Plain vanilla is the most basic or standard version of a financial instrument.) Positions in bank loans, residential mortgage-backed securities, selective commercial structured products, and emerging markets debt became more prominent.

Issue selection continued to be the largest driver of the Portfolio’s relative performance during the period, mostly due to issuer tilts within the energy, banking, technology, and transportation sectors. Sector allocation also contributed positively to relative performance, mainly because of the Portfolio’s overweight to energy and finance companies and its underweight to the technology sector. Quality allocation detracted from relative performance. The Portfolio had a high-quality bias, which underperformed during the period. Lastly, tactical duration positioning marginally detracted from relative performance, largely due to the Portfolio’s underweight duration position starting in August 2021 and as the yield curve flattened in the fourth quarter of the period. Duration is a measure of a bond portfolio or debt security’s price sensitivity to interest rate changes over time.

The AST Western Asset Corporate Bond Portfolio uses certain types of derivative instruments (e.g., US Treasury futures) to manage duration exposure and interest rate risk. The use of these instruments did not have a meaningful impact on the Portfolio’s performance during the period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Western Asset Corporate Bond (As of 12/31/2021)

Credit Quality	% of Total Investments

AAA	3.2%

AA	12.1%

A	35.7%

BBB	44.5%

BB	3.4%

Cash/Cash Equivalents	1.1%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

Advanced Series Trust	December 31, 2021
Benchmark Glossary — unaudited

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST American Funds Growth Allocation Portfolio Blended Index consists of the S&P 500 Index (50%), an unmanaged market value weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg US Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI ACWI ex US GD (20%), an unmanaged index that includes large and mid cap stocks across 46 developed markets and emerging markets countries.

AST BlackRock 60/40 Target Allocation ETF Portfolio Blended Index consists of the 42% MSCI ACWI Index GD /18% MSCI US Index GD /40% Bloomberg US Universal Index.

AST BlackRock 80/20 Target Allocation ETF Portfolio Blended Index consists of the 56% MSCI ACWI Index GD /24% MSCI US Index GD /20% Bloomberg US Universal Index.

AST BlackRock Corporate Bond Portfolio Blended Index consists of the Bloomberg US Long Corporate (20%), an unmanaged index that measures the performance of the long-dated, investment grade US corporate bond market. Only bonds that have a maturity of more than ten years are included, Bloomberg US Intermediate Corporate (7.5% Cap on Financials) (80%), an unmanaged index that measures the investment grade, fixed-rate, taxable corporate bond market whose maturity ranges between 1 to 9.9999 years. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

AST PIMCO Corporate Bond Portfolio Blended Index consists of the Bloomberg US Long Corporate (20%), and Bloomberg US Intermediate Corporate (7.5% Cap on Financials) (80%).

AST Prudential Corporate Bond Portfolio Blended Index consists of the Bloomberg US Long Corporate (20%), and Bloomberg US Intermediate Corporate (7.5% Cap on Financials) (80%).

AST Prudential Flexible Multi-Strategy Portfolio Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%), is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Bloomberg US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

AST T. Rowe Price Corporate Bond Portfolio Blended Index consists of the Bloomberg US Long Corporate (20%), and Bloomberg US Intermediate Corporate (7.5% Cap on Financials) (80%).

AST T. Rowe Price Diversified Real Growth Portfolio Blended Index consists of the Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Government/Credit Index (25%), is an unmanaged, market-weighted index comprised of government and invested-grade corporate debt instruments with maturities of one year or greater,and MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) Ex-US (GD) (23%), is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The MSCI All Country World Index Ex-US includes both developed and emerging markets.

AST Western Asset Corporate Bond Portfolio Blended Index consists of the Bloomberg US Long Corporate (20%), and Bloomberg US Intermediate Corporate (7.5% Cap on Financials) (80%).

Bloomberg Global Aggregate USD Hedged Index is a measure of global investment grade debt from twenty-four different local currency markets. This multicurrency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging market issuers.

Bloomberg US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

Bloomberg US Intermediate Corporate Index is an unmanaged index that measures the investment grade, fixed-rate, taxable corporate bond market whose maturity ranges between 1 to 9.9999 years. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

Advanced Series Trust	December 31, 2021
Benchmark Glossary — unaudited (continued)

Bloomberg US Long Corporate Index is an unmanaged index designed to measure the performance of US corporate bonds that have a maturity of greater than or equal to 10 years.

The AST American Funds Growth Allocation Portfolio Blended Index is calculated by PGIM, Inc. and/or its affiliates. With permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the AST American Funds Growth Allocation Portfolio Blended Index, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the AST American Funds Growth Allocation Portfolio Blended Index, or the data included therein.

MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index (ND) and Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, free float-adjusted market capitalization index generally accepted as a benchmark of developed markets, excluding the US & Canada. The ND version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Advanced Series Trust	December 31, 2021
Fees and Expenses — unaudited

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare on going investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST American Funds Growth Allocation	Actual	$1,000.00	$1,052.80	0.92%	$4.76
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST BlackRock 60/40	Actual	$1,000.00	$1,041.20	0.75%	$3.86
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

AST BlackRock 80/20	Actual	$1,000.00	$1,054.00	0.75%	$3.88
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

AST BlackRock Corporate Bond	Actual	$1,000.00	$ 997.30	0.60%	$3.02
	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

AST Global Bond	Actual	$1,000.00	$1,003.30	0.84%	$4.24
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

AST PIMCO Corporate Bond	Actual	$1,000.00	$ 999.10	0.60%	$3.02
	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

AST Prudential Corporate Bond	Actual	$1,000.00	$ 996.30	0.60%	$3.02
	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

AST Prudential Flexible Multi-Strategy	Actual	$1,000.00	$1,039.60	1.19%	$6.12
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06

AST QMA International Core Equity	Actual	$1,000.00	$1,014.10	0.99%	$5.03
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

Advanced Series Trust	December 31, 2021
Fees and Expenses — unaudited (continued)

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST T. Rowe Price Corporate Bond	Actual	$1,000.00	$ 998.20	0.60%	$3.02
	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

AST T. Rowe Price Diversified Real Growth	Actual	$1,000.00	$1,027.80	1.05%	$5.37
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST Western Asset Corporate Bond	Actual	$1,000.00	$ 995.40	0.60%	$3.02
	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2021, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A — Annual payment frequency for swaps

ADR — American Depositary Receipt

BABs — Build America Bonds

BBR — New Zealand Bank Bill Rate

BBSW — Australian Bank Bill Swap Reference Rate

BROIS — Brazil Overnight Index Swap

CAC40 — French Stock Market Index

CDI — Chess Depository Interest

CDOR — Canadian Dollar Offered Rate

CDX — Credit Derivative Index

CLO — Collateralized Loan Obligation

CMBX — Commercial Mortgage-Backed Index

CVT — Convertible Security

DAX — German Stock Index

EAFE — Europe, Australasia, Far East

EM — Emerging Markets

EMTN — Euro Medium Term Note

ESG — Environmental Social and Governance

ETF — Exchange-Traded Fund

EURIBOR — Euro Interbank Offered Rate

EuroSTR — Euro Short-Term Rate

FHLMC — Federal Home Loan Mortgage Corporation

FTSE — Financial Times Stock Exchange

GDR — Global Depositary Receipt

GMTN —Global Medium Term Note

GSCI — Goldman Sachs Commodity Index

IO — Interest Only (Principal amount represents notional)

iTraxx — International Credit Derivative Index

JIBAR — Johannesburg Interbank Agreed Rate

KLCI — Kuala Lumpur Composite Index

KLIBOR — Kuala Lumpur Interbank Offered Rate

KWCDC — Korean Won Certificate of Deposit

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

M — Monthly payment frequency for swaps

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

NIBOR — Norwegian Interbank Offered Rate

NYSE — New York Stock Exchange

OAT — Obligations Assimilables du Tresor

OFZ — Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OTC — Over-the-counter

PIK — Payment-in-Kind

PIPE — Private Investments in Public Equity

PJSC — Public Joint-Stock Company

PRFC — Preference Shares

Q — Quarterly payment frequency for swaps

REITs — Real Estate Investment Trust

REMICS — Real Estate Mortgage Investment Conduit Security

S — Semiannual payment frequency for swaps

S&P — Standard & Poor’s

SARON — Swiss Average Rate Overnight

SEE NOTES TO FINANCIAL STATEMENTS

A1

Glossary (CONTINUED)

SDR — Sweden Depositary Receipt

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

SPDR — Standard & Poor’s Depositary Receipts

STIBOR — Stockholm Interbank Offered Rate

T — Swap payment upon termination

TBA — To Be Announced

THBFIX — Thai Baht Interest Rate Fixing

TIPS — Treasury Inflation-Protected Securities

TONAR — Tokyo Overnight Average Rate

UTS — Unit Trust Security

WIBOR — Warsaw Interbank Offered Rate

XAMS — Amsterdam Stock Exchange

XETR — Frankfurt Stock Exchange

XNGS — NASDAQ Global Select Exchange

XTSE — Toronto Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS

A2

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 99.9%
UNAFFILIATED FUNDS**
American Funds Insurance Series - Asset Allocation Fund (Class 1)	12,583,432	$365,926,198
American Funds Insurance Series - Growth Fund (Class 1)	1,701,949	217,134,611
American Funds Insurance Series - Growth-Income Fund (Class 1)	4,355,384	293,335,139
Bond Fund of America (The) (Class R6)	21,107,340	282,627,277
New Perspective Fund (Class R6)	4,406,290	292,797,956

TOTAL LONG-TERM INVESTMENTS (cost $1,110,729,574)		1,451,821,181

SHORT-TERM INVESTMENT — 0.1%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,754,815)(wb)	1,754,815	1,754,815

TOTAL INVESTMENTS—100.0% (cost $1,112,484,389)		1,453,575,996

Liabilities in excess of other assets — (0.0)%		(143,559)

NET ASSETS — 100.0%		$1,453,432,437

See the Glossary for a list of the abbreviation(s) used in the annual report.

**	Investments are affiliated with the Subadvisor.
(wb)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Unaffiliated Funds	$1,451,821,181	$—	$—
Short-Term Investment
Affiliated Mutual Fund	1,754,815	—	—

Total	$1,453,575,996	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Unaffiliated Funds	99.9%

Affiliated Mutual Fund	0.1%

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value:
Unaffiliated investments (cost $1,110,729,574)	$1,451,821,181
Affiliated investments (cost $1,754,815)	1,754,815
Receivable for investments sold	168,779
Prepaid expenses	10,628

Total Assets	1,453,755,403

LIABILITIES
Payable for Portfolio shares purchased	168,779
Management fee payable	54,098
Distribution fee payable	39,954
Audit fee payable	26,100
Custodian and accounting fees payable	24,869
Accrued expenses and other liabilities	7,835
Trustees’ fees payable	880
Affiliated transfer agent fee payable	451

Total Liabilities	322,966

NET ASSETS	$1,453,432,437

Net assets were comprised of:
Partners’ Equity	$1,453,432,437

Net asset value and redemption price per share, $1,453,432,437 / 88,882,409 outstanding shares of beneficial interest	$16.35

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$17,587,025
Affiliated dividend income	2,259

Total income	17,589,284

EXPENSES
Management fee	9,310,479
Distribution fee	3,507,846
Custodian and accounting fees	94,098
Audit fee	27,800
Trustees’ fees	27,070
Legal fees and expenses	25,576
Shareholders’ reports	8,817
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,422
Miscellaneous	40,792

Total expenses	13,049,900
Less: Fee waiver and/or expense reimbursement	(4,512,101)

Net expenses	8,537,799

NET INVESTMENT INCOME (LOSS)	9,051,485

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	42,445,623
Net capital gain distributions received	61,365,783

103,811,406

Net change in unrealized appreciation (depreciation) on investments	78,829,048

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	182,640,454

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$191,691,939

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$9,051,485	$8,910,813
Net realized gain (loss) on investment transactions.	42,445,623	(74,539,835)
Net capital gain distributions received	61,365,783	29,403,037
Net change in unrealized appreciation (depreciation) on investments	78,829,048	216,166,846

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	191,691,939	179,940,861

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [294,080 and 70,505,311 shares, respectively]	4,379,783	767,436,397
Portfolio shares purchased [4,247,946 and 61,314,957 shares, respectively]	(65,887,804)	(600,717,777)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	(61,508,021)	166,718,620

TOTAL INCREASE (DECREASE)	130,183,918	346,659,481
NET ASSETS:
Beginning of year	1,323,248,519	976,589,038

End of year	$1,453,432,437	$1,323,248,519

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 100.0%
EXCHANGE-TRADED FUNDS**
iShares Core S&P 500 ETF	87,223	$41,604,499
iShares Core S&P Small-Cap ETF(a)	79,613	9,116,485
iShares Core Total USD Bond Market ETF(a)	652,322	34,527,403
iShares ESG Aware MSCI USA ETF(a)	386,158	41,666,448
iShares Fallen Angels USD Bond ETF(a)	406,981	12,197,220
iShares Global Financials ETF	63,160	5,056,590
iShares Global Tech ETF(a)	107,431	6,917,482
iShares GSCI Commodity Dynamic	200,285	6,184,801
iShares MSCI EAFE Growth ETF(a)	166,332	18,344,756
iShares MSCI EAFE Value ETF(a)	390,940	19,699,467
iShares MSCI USA Min Vol Factor ETF(a)	48,821	3,949,619
iShares MSCI USA Value Factor ETF(a)	73,755	8,073,960
iShares TIPS Bond ETF	105,029	13,569,747
iShares U.S. Energy ETF	125,459	3,776,316
iShares U.S. Treasury Bond ETF(a)	838,780	22,378,650
iShares, Inc. iShares ESG Aware MSCI EM ETF	151,620	6,026,895

TOTAL LONG-TERM INVESTMENTS (cost $215,216,935)		253,090,338

SHORT-TERM INVESTMENTS — 26.0%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	100,639	100,639
PGIM Institutional Money Market Fund (cost $65,863,402; includes $65,860,049 of cash collateral for securities on loan)(b)(wa)	65,909,539	65,863,402

TOTAL SHORT-TERM INVESTMENTS (cost $65,964,041)		65,964,041

TOTAL INVESTMENTS—126.0% (cost $281,180,976)		319,054,379

Liabilities in excess of other assets — (26.0)%		(65,849,971)

NET ASSETS — 100.0%		$253,204,408

See the Glossary for a list of the abbreviation(s) used in the annual report.

**	Investments are affiliated with the Subadvisor.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $64,453,307; cash collateral of $65,860,049 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Exchange-Traded Funds	$253,090,338	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$65,964,041	$—	$—

Total	$319,054,379	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Exchange-Traded Funds	100.0%
Affiliated Mutual Funds (26.0% represents investments purchased with collateral from securities on loan)	26.0

126.0
Liabilities in excess of other assets	(26.0)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$64,453,307	$(64,453,307)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $64,453,307:
Unaffiliated investments (cost $215,216,935)	$253,090,338
Affiliated investments (cost $65,964,041)	65,964,041
Dividends receivable	81,509
Receivable for investments sold	51,176
Prepaid expenses	2,163

Total Assets	319,189,227

LIABILITIES
Payable to broker for collateral for securities on loan	65,860,049
Accrued expenses and other liabilities	75,370
Management fee payable	22,966
Payable for Portfolio shares purchased	18,626
Distribution fee payable	6,948
Affiliated transfer agent fee payable	451
Trustees’ fees payable	409

Total Liabilities	65,984,819

NET ASSETS	$253,204,408

Net assets were comprised of:
Partners’ Equity	$253,204,408

Net asset value and redemption price per share, $253,204,408 / 16,433,789 outstanding shares of beneficial interest	$15.41

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$5,312,247
Income from securities lending, net (including affiliated income of $57,901)	325,005
Affiliated dividend income	832

Total income	5,638,084

EXPENSES
Management fee	1,295,280
Distribution fee	616,800
Custodian and accounting fees	46,022
Audit fee	28,300
Legal fees and expenses	21,118
Trustees’ fees	12,739
Shareholders’ reports	9,215
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	17,192

Total expenses	2,054,089
Less: Fee waiver and/or expense reimbursement	(639,795)

Net expenses	1,414,294

NET INVESTMENT INCOME (LOSS)	4,223,790

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(15,812))	21,864,084
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $636)	874,716

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	22,738,800

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,962,590

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,223,790	$2,569,859
Net realized gain (loss) on investment transactions	21,864,084	(6,899,440)
Net capital gain distributions received	—	171,163
Net change in unrealized appreciation (depreciation) on investments	874,716	30,070,647

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,962,590	25,912,229

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [156,652 and 13,240,059 shares, respectively]	2,239,891	149,519,218
Portfolio shares purchased [777,143 and 8,475,294 shares, respectively]	(11,449,578)	(86,609,100)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(9,209,687)	62,910,118

TOTAL INCREASE (DECREASE)	17,752,903	88,822,347
NET ASSETS:
Beginning of year	235,451,505	146,629,158

End of year	$253,204,408	$235,451,505

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
LONG-TERM INVESTMENTS — 99.8%
EXCHANGE-TRADED FUNDS**
iShares 10-20 Year Treasury Bond ETF(a)	34,447	$5,111,935
iShares Core S&P 500 ETF	164,907	78,658,990
iShares Core S&P Small-Cap ETF(a)	138,677	15,879,903
iShares Core Total USD Bond Market ETF	424,549	22,471,379
iShares ESG Aware MSCI USA ETF(a)	708,464	76,443,266
iShares Global Financials ETF	115,525	9,248,932
iShares Global Tech ETF(a)	188,369	12,129,080
iShares GSCI Commodity Dynamic	238,622	7,368,647
iShares MSCI EAFE Growth ETF(a)	323,546	35,683,888
iShares MSCI EAFE Value ETF(a)	721,893	36,376,188
iShares MSCI USA Min Vol Factor ETF(a)	93,514	7,565,283
iShares MSCI USA Value Factor ETF	142,807	15,633,082
iShares TIPS Bond ETF	54,129	6,993,467
iShares U.S. Energy ETF(a)	302,244	9,097,544
iShares U.S. Treasury Bond ETF	528,483	14,099,927
iShares, Inc. iShares ESG Aware MSCI EM ETF	306,811	12,195,737

TOTAL LONG-TERM INVESTMENTS (cost $290,051,001)		364,957,248

SHORT-TERM INVESTMENTS — 20.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	39,485	39,485
PGIM Institutional Money Market Fund (cost $74,269,462; includes $74,263,379 of cash collateral for securities on loan)(b)(wa)	74,321,487	74,269,462

TOTAL SHORT-TERM INVESTMENTS (cost $74,308,947)		74,308,947

TOTAL INVESTMENTS—120.1% (cost $364,359,948)		439,266,195

Liabilities in excess of other assets — (20.1)%		(73,574,364)

NET ASSETS — 100.0%		$365,691,831

See the Glossary for a list of the abbreviation(s) used in the annual report.

**	Investments are affiliated with the Subadvisor.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $72,718,952; cash collateral of $74,263,379 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Exchange-Traded Funds	$364,957,248	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$74,308,947	$—	$—

Total	$439,266,195	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Exchange-Traded Funds	99.8%
Affiliated Mutual Funds (20.3% represents investments purchased with collateral from securities on loan)	20.3

120.1
Liabilities in excess of other assets	(20.1)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$72,718,952	$(72,718,952)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $72,718,952:
Unaffiliated investments (cost $290,051,001)	$364,957,248
Affiliated investments (cost $74,308,947)	74,308,947
Receivable for investments sold	733,780
Dividends receivable	151,381
Prepaid expenses	2,891

Total Assets	440,154,247

LIABILITIES
Payable to broker for collateral for securities on loan	74,263,379
Accrued expenses and other liabilities	127,086
Payable for Portfolio shares purchased	30,936
Management fee payable	30,066
Distribution fee payable	10,048
Affiliated transfer agent fee payable	451
Trustees’ fees payable	450

Total Liabilities	74,462,416

NET ASSETS	$365,691,831

Net assets were comprised of:
Partners’ Equity	$365,691,831

Net asset value and redemption price per share, $365,691,831 / 21,555,268 outstanding shares of beneficial interest	$16.97

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$7,207,933
Income from securities lending, net (including affiliated income of $74,285)	678,489
Affiliated dividend income	986

Total income	7,887,408

EXPENSES
Management fee	1,824,689
Distribution fee	871,208
Custodian and accounting fees	49,107
Audit fee	28,300
Legal fees and expenses.	21,480
Trustees’ fees	13,910
Shareholders’ reports	9,214
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	19,471

Total expenses	2,844,802
Less: Fee waiver and/or expense reimbursement	(905,304)

Net expenses	1,939,498

NET INVESTMENT INCOME (LOSS)	5,947,910

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(24,320))	31,588,878
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $2,396)	13,573,245

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	45,162,123

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$51,110,033

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$5,947,910	$2,803,352
Net realized gain (loss) on investment transactions	31,588,878	(15,395,018)
Net capital gain distributions received	—	80,594
Net change in unrealized appreciation (depreciation) on investments	13,573,245	49,525,278

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,110,033	37,014,206

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [358,839 and 21,357,297 shares, respectively]	5,499,115	245,932,889
Portfolio shares purchased [796,245 and 15,518,924 shares, respectively]	(12,756,270)	(160,711,944)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(7,257,155)	85,220,945

TOTAL INCREASE (DECREASE)	43,852,878	122,235,151
NET ASSETS:
Beginning of year	321,838,953	199,603,802

End of year	$365,691,831	$321,838,953

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BLACKROCK CORPORATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 98.0%
CORPORATE BONDS — 92.9%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.750%	03/30/30	10	$11,638

Aerospace & Defense — 3.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
1.167%	02/04/23	10	10,002
2.950%	02/01/30	5	5,063
5.805%	05/01/50	25	33,843
5.930%	05/01/60	10	13,864
General Dynamics Corp.,
Gtd. Notes
4.250%	04/01/40	5	6,112
L3 Technologies, Inc.,
Gtd. Notes
3.850%	06/15/23	25	25,608
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
2.900%	12/15/29	10	10,332
4.400%	06/15/28	37	41,662
4.400%	06/15/28	15	16,846
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/28	40	42,771
5.250%	05/01/50	10	14,036
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.500%	03/15/27	5	5,392
4.125%	11/16/28	50	55,953
4.500%	06/01/42	15	18,542

			300,026

Agriculture — 1.3%
Altria Group, Inc.,
Gtd. Notes
3.875%	09/16/46	10	9,692
4.000%	02/04/61	5	4,795
4.800%	02/14/29	5	5,647
5.950%	02/14/49	20	25,050
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28	20	19,511
2.726%	03/25/31	10	9,713
3.462%	09/06/29	10	10,361
4.540%	08/15/47	20	20,909
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.500%	05/01/25	15	15,049

			120,727

Airlines — 0.4%
United Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.875%	04/15/29	27	29,621

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
United Airlines 2020-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.875%	07/15/27		5	$4,675

				34,296

Auto Manufacturers — 5.8%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
1.000%	09/10/25		15	14,768
1.200%	07/08/25		15	14,955
2.150%	09/10/24		20	20,496
Ford Motor Co.,
Sr. Unsec’d. Notes
4.346%	12/08/26		20	21,808
General Motors Co.,
Sr. Unsec’d. Notes
5.950%	04/01/49		9	12,308
6.125%	10/01/25		30	34,493
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	01/05/23		85	86,858
4.300%	07/13/25		70	75,461
5.250%	03/01/26		28	31,404
Jr. Sub. Notes, Series C
5.700%(ff)	09/30/30(oo)		5	5,742
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.800%	10/15/25		40	39,829
2.850%	11/01/22		50	50,726
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN
1.850%	09/16/26		54	52,684
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.150%	08/13/27		5	4,846
1.900%	04/06/28		50	50,073
2.150%	02/13/30		10	10,051
Volkswagen Financial Services AG (Germany),
Sr. Unsec’d. Notes, EMTN
0.875%	04/12/23	EUR	25	28,817

				555,319

Auto Parts & Equipment — 0.2%
Aptiv PLC,
Sr. Unsec’d. Notes
3.100%	12/01/51		15	14,293

Banks — 9.5%
Bank of America Corp.,
Sr. Unsec’d. Notes
2.687%(ff)	04/22/32		30	30,472
3.419%(ff)	12/20/28		10	10,687
Sr. Unsec’d. Notes, MTN
1.922%(ff)	10/24/31		20	19,168
Sub. Notes, MTN
4.000%	01/22/25		5	5,347
Sub. Notes, Series L, MTN
3.950%	04/21/25		90	96,230

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series H			15	$15,334
3.700%(ff)	03/20/26(oo)
BNP Paribas SA (France),
Sr. Unsec’d. Notes, EMTN
2.875%	10/24/22	EUR	30	35,075
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		10	10,168
Sr. Unsec’d. Notes
2.904%(ff)	11/03/42		10	9,883
2.976%(ff)	11/05/30		20	20,782
3.887%(ff)	01/10/28		15	16,265
Sub. Notes
4.450%	09/29/27		40	44,600
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.093%(ff)	12/09/26		20	19,486
2.615%(ff)	04/22/32		20	20,102
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)		25	25,798
Sr. Unsec’d. Notes
0.563%(ff)	02/16/25		20	19,728
1.045%(ff)	11/19/26		20	19,483
2.301%(ff)	10/15/25		5	5,111
4.452%(ff)	12/05/29		17	19,293
Sub. Notes
3.625%	12/01/27		20	21,561
4.125%	12/15/26		40	44,124
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
1.512%(ff)	07/20/27		15	14,763
2.239%(ff)	07/21/32		23	22,534
2.699%(ff)	01/22/31		10	10,243
Sr. Unsec’d. Notes, MTN
0.529%(ff)	01/25/24		20	19,932
Sub. Notes, GMTN
4.350%	09/08/26		6	6,646
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.359%(ff)	05/22/24		200	203,198
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)		30	30,097
Jr. Sub. Notes, Series J
5.300%(ff)	04/15/27(oo)		25	26,971
Wells Fargo & Co.,
Jr. Sub. Notes, Series BB
3.900%(ff)	03/15/26(oo)		30	30,693
Sub. Notes, MTN
4.100%	06/03/26		20	21,810
Westpac Banking Corp. (Australia),
Sub. Notes
2.668%(ff)	11/15/35		5	4,875
3.133%	11/18/41		5	4,963

				905,422

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages — 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
(Belgium), Gtd. Notes
4.700%	02/01/36	31	$37,446
4.900%	02/01/46	5	6,333
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.500%	06/01/50	10	12,350
4.750%	01/23/29	63	73,354
4.750%	04/15/58	5	6,295

			135,778

Biotechnology — 1.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.000%	01/15/32	10	9,670
Baxalta, Inc.,
Gtd. Notes
4.000%	06/23/25	75	80,794
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.800%	10/01/50	10	9,682
2.950%	03/01/27	7	7,374

			107,520

Building Materials — 0.1%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.242%	02/15/25	5	5,123

Chemicals — 1.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.600%	11/15/50	5	5,421
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.493%	11/15/25	13	14,365
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.700%	12/15/51	15	14,773
International Flavors & Fragrances, Inc.,
Gtd. Notes, 144A
3.468%	12/01/50	9	9,438
Sr. Unsec’d. Notes, 144A
2.300%	11/01/30	10	9,818
LYB International Finance III LLC,
Gtd. Notes
1.250%	10/01/25	10	9,854
4.200%	10/15/49	5	5,766
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.300%	05/15/30	20	20,034
3.125%	06/01/24	14	14,629
3.450%	08/01/25	4	4,258

			108,356

SEE NOTES TO FINANCIAL STATEMENTS.
A12

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 1.3%
Global Payments, Inc.,
Sr. Unsec’d. Notes
1.200%	03/01/26	35	$34,056
2.650%	02/15/25	40	41,138
3.200%	08/15/29	30	31,236
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
1.650%	06/01/25	5	5,062
3.250%	06/01/50	13	13,936

			125,428

Computers — 2.9%
Apple, Inc.,
Sr. Unsec’d. Notes
1.400%	08/05/28	9	8,817
2.650%	05/11/50	20	19,646
2.650%	02/08/51	15	14,736
2.700%	08/05/51	5	4,961
3.350%	02/09/27	10	10,868
3.850%	08/04/46	15	17,771
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes
6.020%	06/15/26	17	19,699
8.350%	07/15/46	2	3,349
HP, Inc.,
Sr. Unsec’d. Notes, 144A
1.450%	06/17/26	65	63,958
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.300%	05/15/26	100	107,036

			270,841

Diversified Financial Services — 2.1%
Air Lease Corp.,
Sr. Unsec’d. Notes
1.875%	08/15/26	20	19,695
3.375%	07/01/25	15	15,679
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26	15	15,470
4.250%	02/01/24	10	10,541
Ally Financial, Inc.,
Sr. Unsec’d. Notes
2.200%	11/02/28	5	4,969
Sub. Notes
5.750%	11/20/25	25	28,205
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
1.950%	09/20/26	25	24,321
Blackstone Private Credit Fund,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/27	20	20,025
Capital One Financial Corp.,
Sr. Unsec’d. Notes
1.343%(ff)	12/06/24	25	25,157
3.800%	01/31/28	5	5,445
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series I
4.000%(ff)	06/01/26(oo)	10	10,229

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Mastercard, Inc.,
Sr. Unsec’d. Notes
1.900%	03/15/31	15	$14,992

			194,728

Electric — 9.0%
AES Corp. (The),
Sr. Unsec’d. Notes
1.375%	01/15/26	35	34,014
2.450%	01/15/31	15	14,628
Alliant Energy Finance LLC,
Gtd. Notes, 144A
3.750%	06/15/23	10	10,352
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.250%	06/15/31	5	5,018
2.900%	06/15/50	5	4,988
CMS Energy Corp.,
Sr. Unsec’d. Notes
3.000%	05/15/26	20	20,875
Consumers Energy Co.,
First Mortgage
2.500%	05/01/60	5	4,415
Dominion Energy, Inc.,
Jr. Sub. Notes
3.071%(cc)	08/15/24	5	5,181
Sr. Unsec’d. Notes
3.900%	10/01/25	15	16,218
Sr. Unsec’d. Notes, Series B
3.300%	04/15/41	5	5,186
Duke Energy Carolinas LLC,
First Mortgage
3.950%	11/15/28	40	44,541
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.450%	06/01/30	5	4,977
Duke Energy Florida LLC,
First Mortgage
2.500%	12/01/29	15	15,353
3.850%	11/15/42	25	28,011
Duke Energy Progress LLC,
First Mortgage
3.450%	03/15/29	45	48,672
Emera U.S. Finance LP (Canada),
Gtd. Notes
0.833%	06/15/24	20	19,613
Entergy Corp.,
Sr. Unsec’d. Notes
0.900%	09/15/25	10	9,707
2.400%	06/15/31	8	7,905
2.800%	06/15/30	10	10,138
Exelon Corp.,
Sr. Unsec’d. Notes
4.700%	04/15/50	5	6,304
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series A
3.350%	07/15/22	50	50,288

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sr. Unsec’d. Notes, Series C
5.350%	07/15/47	10	$11,920
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	21	22,408
Florida Power & Light Co.,
First Mortgage
2.875%	12/04/51	10	10,199
3.150%	10/01/49	6	6,427
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.250%	12/01/24	20	20,993
MidAmerican Energy Co.,
First Mortgage
3.150%	04/15/50	5	5,250
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.900%	06/15/28	15	14,887
2.250%	06/01/30	5	4,987
2.440%	01/15/32	15	15,040
3.000%	01/15/52	5	5,002
Northern States Power Co.,
First Mortgage
2.250%	04/01/31	10	10,076
2.600%	06/01/51	5	4,817
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
2.450%	12/02/27	15	14,882
Ohio Power Co.,
Sr. Unsec’d. Notes, Series P
2.600%	04/01/30	25	25,712
Sr. Unsec’d. Notes, Series Q
1.625%	01/15/31	5	4,712
Sr. Unsec’d. Notes, Series R
2.900%	10/01/51	5	4,861
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
3.700%	11/15/28	40	44,038
3.800%	06/01/49	6	6,980
4.100%	06/01/22	30	30,169
Pacific Gas & Electric Co.,
First Mortgage
3.250%	06/15/23	25	25,402
3.450%	07/01/25	13	13,486
4.000%	12/01/46	15	14,657
4.450%	04/15/42	5	5,097
4.950%	07/01/50	9	9,858
Public Service Co. of Colorado,
First Mortgage, Series 34
3.200%	03/01/50	5	5,244
San Diego Gas & Electric Co.,
First Mortgage, Series WWW
2.950%	08/15/51	5	5,018
Sempra Energy,
Sr. Unsec’d. Notes
3.400%	02/01/28	25	26,636
4.000%	02/01/48	5	5,590

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Southern California Edison Co.,
First Mortgage
1.100%	04/01/24	35	$34,879
First Mortgage, Series 20A
2.950%	02/01/51	5	4,797
First Mortgage, Series A
4.200%	03/01/29	20	22,336
First Mortgage, Series H
3.650%	06/01/51	5	5,423
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
3.450%	09/01/22	25	25,300
4.450%	02/15/44	15	18,359

			851,826

Environmental Control — 0.3%
Republic Services, Inc.,
Sr. Unsec’d. Notes
0.875%	11/15/25	10	9,716
3.950%	05/15/28	20	22,173

			31,889

Foods — 0.6%
General Mills, Inc.,
Sr. Unsec’d. Notes
2.250%	10/14/31	5	4,946
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26	47	49,191

			54,137

Gas — 0.5%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
2.850%	02/15/52	5	4,919
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
1.750%	10/01/30	10	9,504
NiSource, Inc.,
Sr. Unsec’d. Notes
0.950%	08/15/25	20	19,491
3.600%	05/01/30	11	11,883

			45,797

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36	10	12,767

Healthcare-Services — 3.0%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.800%	06/15/23	20	20,493
3.875%	08/15/47	3	3,352
Anthem, Inc.,
Sr. Unsec’d. Notes
2.375%	01/15/25	15	15,437

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Centene Corp.,
Sr. Unsec’d. Notes
2.450%	07/15/28	5	$4,946
2.500%	03/01/31	15	14,601
3.375%	02/15/30	5	5,107
4.250%	12/15/27	35	36,613
CommonSpirit Health,
Sr. Sec’d. Notes
2.782%	10/01/30	2	2,051
3.910%	10/01/50	5	5,576
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30	20	21,123
5.375%	02/01/25	30	32,963
5.375%	09/01/26	30	33,829
Sr. Sec’d. Notes
3.500%	07/15/51	15	15,377
4.750%	05/01/23	50	52,393
5.250%	06/15/49	5	6,446
Sutter Health,
Unsec’d. Notes, Series 20A
2.294%	08/15/30	6	5,999
3.361%	08/15/50	4	4,191
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.250%	05/15/51	5	5,415

			285,912

Insurance — 0.7%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.400%	06/30/30	20	21,684
4.500%	07/16/44	2	2,465
4.800%	07/10/45	3	3,806
Aon Corp.,
Gtd. Notes
2.800%	05/15/30	10	10,307
Aon Corp./Aon Global Holdings PLC,
Gtd. Notes
2.600%	12/02/31	15	15,266
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30	5	4,994
2.375%	12/15/31	5	5,047

			63,569

Internet — 1.8%
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.900%	08/15/40	5	4,557
2.050%	08/15/50	5	4,483
Amazon.com, Inc.,
Sr. Unsec’d. Notes
1.650%	05/12/28	15	14,988
2.500%	06/03/50	10	9,517
2.700%	06/03/60	5	4,813
3.100%	05/12/51	10	10,683
3.150%	08/22/27	35	37,831

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (cont’d.)
3.250%	05/12/61	10	$10,784
Expedia Group, Inc.,
Gtd. Notes
2.950%	03/15/31	5	5,001
3.250%	02/15/30	35	35,777
3.600%	12/15/23	5	5,198
Gtd. Notes, 144A
6.250%	05/01/25	3	3,386
Netflix, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/26	18	19,973
5.750%	03/01/24	5	5,458

			172,449

Iron/Steel — 0.2%
Nucor Corp.,
Sr. Unsec’d. Notes
2.000%	06/01/25	5	5,102
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
1.650%	10/15/27	5	4,902
2.400%	06/15/25	5	5,130
3.250%	10/15/50	5	5,048

			20,182

Machinery-Diversified — 0.0%
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
3.112%	02/15/40	3	3,073

Media — 4.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes,144A
4.500%	08/15/30	5	5,131
4.750%	03/01/30	8	8,340
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.800%	04/01/31	30	29,745
4.464%	07/23/22	25	25,383
4.500%	02/01/24	30	31,892
5.050%	03/30/29	25	28,734
6.384%	10/23/35	17	22,021
6.484%	10/23/45	15	20,507
Comcast Corp.,
Gtd. Notes
3.150%	02/15/28	80	85,895
3.999%	11/01/49	15	17,382
4.000%	03/01/48	40	45,989
Gtd. Notes, 144A
2.937%	11/01/56	5	4,763
Discovery Communications LLC,
Gtd. Notes
2.950%	03/20/23	20	20,457
3.800%	03/13/24	20	20,996
Fox Corp.,
Sr. Unsec’d. Notes
3.050%	04/07/25	5	5,244

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
3.125%	09/01/26		5	$4,999
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
4.375%	03/15/43		8	9,099
5.850%	09/01/43		2	2,703
Walt Disney Co. (The),
Gtd. Notes
3.600%	01/13/51		10	11,315

				400,595

Mining — 0.2%
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
2.625%	09/23/31		15	14,560
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30		5	4,934

				19,494

Miscellaneous Manufacturing — 0.5%
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes
2.200%	03/01/32		15	14,435
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, EMTN
0.375%	09/06/23	EUR	30	34,568

				49,003

Oil & Gas — 3.8%
BP Capital Markets America, Inc.,
Gtd. Notes
1.749%	08/10/30		10	9,633
2.939%	06/04/51		10	9,660
3.060%	06/17/41		7	7,079
3.194%	04/06/25		30	31,624
3.379%	02/08/61		5	5,161
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/15/52		5	5,038
Coterra Energy, Inc.,
Sr. Unsec’d. Notes, 144A
3.900%	05/15/27		5	5,386
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/42		6	6,943
5.250%	10/15/27		15	15,799
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24		30	31,145
3.125%	03/24/31		10	10,311
3.500%	12/01/29		27	28,618
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.375%	04/15/30		5	5,780

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.992%	03/19/25	15	$15,778
3.452%	04/15/51	5	5,426
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	15	16,362
5.600%	02/15/41	15	18,524
HollyFrontier Corp.,
Sr. Unsec’d. Notes
2.625%	10/01/23	15	15,296
Marathon Oil Corp.,
Sr. Unsec’d. Notes
4.400%	07/15/27	30	32,916
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/48	10	9,998
Petroleos Mexicanos (Mexico),
Gtd. Notes
7.690%	01/23/50	20	19,292
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
0.550%	05/15/23	15	14,945
0.750%	01/15/24	15	14,829
1.125%	01/15/26	5	4,863
1.900%	08/15/30	10	9,494
2.150%	01/15/31	5	4,828
TotalEnergies Capital International SA (France),
Gtd. Notes
3.127%	05/29/50	4	4,110
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.850%	04/15/25	5	5,194

			364,032

Oil & Gas Services — 0.3%
Halliburton Co.,
Sr. Unsec’d. Notes
2.920%	03/01/30	6	6,197
3.800%	11/15/25	20	21,586

			27,783

Packaging & Containers — 0.8%
Berry Global, Inc.,
Sr. Sec’d. Notes
1.570%	01/15/26	30	29,362
WRKCo, Inc.,
Gtd. Notes
3.000%	06/15/33	5	5,157
3.900%	06/01/28	16	17,537
4.650%	03/15/26	25	27,904

			79,960

Pharmaceuticals — 5.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29	68	72,797

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
3.450%	03/15/22	25	$25,029
3.800%	03/15/25	10	10,668
4.250%	11/21/49	7	8,404
4.875%	11/14/48	10	12,945
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes
2.250%	05/28/31	5	5,054
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24	10	10,470
3.700%	06/06/27	75	81,782
3.794%	05/20/50	5	5,628
Cigna Corp.,
Gtd. Notes
4.125%	11/15/25	45	49,268
4.900%	12/15/48	5	6,456
Sr. Unsec’d. Notes
3.400%	03/15/50	5	5,215
CVS Health Corp.,
Sr. Unsec’d. Notes
1.300%	08/21/27	20	19,412
1.875%	02/28/31	50	47,976
3.000%	08/15/26	12	12,639
4.300%	03/25/28	18	20,213
5.050%	03/25/48	12	15,701
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.150%	12/10/31	15	15,045
2.750%	12/10/51	5	4,975
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.550%	05/28/40	5	4,972
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	40	41,130

			475,779

Pipelines — 6.6%
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
3.302%	01/15/35	10	10,483
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27	20	22,601
5.875%	03/31/25	30	33,293
Enbridge, Inc. (Canada),
Gtd. Notes, SOFR + 0.400%
0.450%(c)	02/17/23	10	9,990
Gtd. Notes
0.550%	10/04/23	10	9,935
2.900%	07/15/22	25	25,259
4.000%	11/15/49	5	5,619
4.250%	12/01/26	10	11,032
Energy Transfer LP,
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	20	20,527
Sr. Unsec’d. Notes
3.600%	02/01/23	13	13,268

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
3.750%	05/15/30	50	$53,140
4.000%	10/01/27	20	21,488
4.900%	02/01/24	10	10,598
5.250%	04/15/29	25	28,723
5.400%	10/01/47	5	5,897
6.500%	02/01/42	5	6,420
Sr. Unsec’d. Notes, Series 05Y
4.200%	09/15/23	17	17,752
Energy Transfer LP/Regency Energy Finance Corp.,
Sr. Unsec’d. Notes
5.000%	10/01/22	33	33,633
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30	5	5,215
3.125%	07/31/29	5	5,311
3.300%	02/15/53	5	4,984
4.850%	03/15/44	25	30,095
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.700%	11/01/42	5	5,637
5.400%	09/01/44	13	15,934
Kinder Morgan, Inc.,
Gtd. Notes
1.750%	11/15/26	30	29,926
4.300%	06/01/25	30	32,464
MPLX LP,
Sr. Unsec’d. Notes
1.750%	03/01/26	35	34,759
4.875%	06/01/25	10	10,943
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.650%	06/01/22	50	50,234
4.300%	01/31/43	5	5,104
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27	30	33,764
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	06/15/27	25	27,011

			631,039

Real Estate Investment Trusts (REITs) — 5.0%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
1.875%	02/01/33	5	4,697
2.000%	05/18/32	5	4,800
3.800%	04/15/26	25	27,118
American Tower Corp.,
Sr. Unsec’d. Notes
1.600%	04/15/26	20	19,846
2.250%	01/15/22	15	15,008
2.700%	04/15/31	10	10,073
4.000%	06/01/25	75	80,286
4.400%	02/15/26	25	27,335
Boston Properties LP,
Sr. Unsec’d. Notes
2.450%	10/01/33	15	14,531

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Camden Property Trust,
Sr. Unsec’d. Notes
2.800%	05/15/30	5	$5,215
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23	5	5,175
Crown Castle International Corp.,
Sr. Unsec’d. Notes
1.350%	07/15/25	25	24,721
2.500%	07/15/31	15	14,904
3.300%	07/01/30	30	31,701
4.000%	03/01/27	10	10,896
Equinix, Inc.,
Sr. Unsec’d. Notes
3.000%	07/15/50	5	4,783
3.200%	11/18/29	31	32,565
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/30	40	42,394
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
1.350%	02/01/27	15	14,637
Mid-America Apartments LP,
Sr. Unsec’d. Notes
1.700%	02/15/31	5	4,774
Realty Income Corp.,
Sr. Unsec’d. Notes
2.200%	06/15/28	5	5,050
2.850%	12/15/32	5	5,201
3.950%	08/15/27	16	17,758
UDR, Inc.,
Gtd. Notes
3.000%	08/15/31	5	5,212
Ventas Realty LP,
Gtd. Notes
3.000%	01/15/30	5	5,193
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25	25	25,491
Welltower, Inc.,
Sr. Unsec’d. Notes
2.050%	01/15/29	15	14,795

			474,159

Retail — 1.8%
7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A
0.950%	02/10/26	54	52,283
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.950%	06/15/29	49	52,208
3.350%	04/15/50	5	5,466
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.650%	04/05/29	30	32,880
3.700%	04/15/46	15	16,435

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Walmart, Inc.,
Sr. Unsec’d. Notes
2.500%	09/22/41	15	$15,153

			174,425

Semiconductors — 4.8%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.800%	10/01/41	5	5,065
2.950%	04/01/25	5	5,250
2.950%	10/01/51	5	5,135
Applied Materials, Inc.,
Sr. Unsec’d. Notes
3.300%	04/01/27	10	10,798
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	70	75,900
Broadcom, Inc.,
Gtd. Notes
4.110%	09/15/28	38	41,696
4.150%	11/15/30	20	22,180
Sr. Unsec’d. Notes, 144A
3.419%	04/15/33	39	40,715
Intel Corp.,
Sr. Unsec’d. Notes
2.800%	08/12/41	5	4,985
3.050%	08/12/51	15	15,385
KLA Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/29	50	56,574
Lam Research Corp.,
Sr. Unsec’d. Notes
1.900%	06/15/30	15	14,746
NVIDIA Corp.,
Sr. Unsec’d. Notes
3.500%	04/01/40	10	11,225
NXP BV/NXP Funding LLC (China),
Gtd. Notes, 144A
4.875%	03/01/24	25	26,853
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
2.650%	02/15/32	15	15,055
3.250%	05/11/41	10	10,280
4.300%	06/18/29	55	61,667
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
1.300%	05/20/28	25	24,226
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
2.700%	09/15/51	5	5,039

			452,774

Software — 4.0%
Autodesk, Inc.,
Sr. Unsec’d. Notes
2.400%	12/15/31	20	19,971

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
1.150%	03/01/26	14	$13,660
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.750%	07/01/24	50	51,713
3.500%	07/01/29	10	10,755
3.800%	10/01/23	15	15,687
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	11	10,795
2.921%	03/17/52	19	20,119
Oracle Corp.,
Sr. Unsec’d. Notes
2.950%	04/01/30	75	75,805
3.600%	04/01/50	16	15,669
3.650%	03/25/41	10	10,125
3.850%	04/01/60	5	4,948
3.950%	03/25/51	5	5,203
4.000%	11/15/47	25	25,928
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.750%	02/15/31	5	4,701
salesforce.com, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/41	5	4,987
2.900%	07/15/51	5	5,098
3.050%	07/15/61	5	5,149
VMware, Inc.,
Sr. Unsec’d. Notes
2.200%	08/15/31	30	29,487
4.700%	05/15/30	43	50,011

			379,811

Telecommunications — 6.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33	65	63,656
3.800%	12/01/57	13	13,545
4.350%	03/01/29	45	50,632
4.500%	05/15/35	30	34,623
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
2.300%	11/15/30	24	23,312
4.600%	05/23/29	60	68,531
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.700%	11/15/49	2	2,105
4.300%	02/15/48	2	2,291
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26	25	25,029
Gtd. Notes, 144A
2.250%	02/15/26	20	20,062
Sr. Sec’d. Notes
3.300%	02/15/51	5	4,881
3.875%	04/15/30	7	7,660
4.500%	04/15/50	5	5,858

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sr. Sec’d. Notes, 144A
3.400%	10/15/52	25	$24,928
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.500%	09/18/30	10	9,380
1.680%	10/30/30	32	30,435
2.550%	03/21/31	10	10,102
2.650%	11/20/40	35	33,220
2.850%	09/03/41	10	9,874
4.016%	12/03/29	20	22,418
4.125%	03/16/27	20	22,238
4.329%	09/21/28	30	34,120
4.812%	03/15/39	25	31,381
Sr. Unsec’d. Notes, 144A
2.355%	03/15/32	10	9,863
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/16/24	20	21,071
4.375%	05/30/28	15	16,900

			598,115

Transportation — 2.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
2.875%	06/15/52	5	5,034
3.550%	02/15/50	5	5,627
4.900%	04/01/44	10	13,092
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.050%	03/05/30	5	4,941
3.000%	12/02/41	10	10,225
3.100%	12/02/51	10	10,228
CSX Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/27	10	10,731
3.800%	03/01/28	16	17,584
FedEx Corp.,
Gtd. Notes
3.100%	08/05/29	10	10,573
4.250%	05/15/30	20	22,750
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.900%	06/15/26	14	14,767
3.800%	08/01/28	40	44,158
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.891%	04/06/36	11	11,512
3.799%	10/01/51	9	10,536

			191,758

Trucking & Leasing — 0.6%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	11/01/24	20	20,611
4.000%	07/15/25	25	26,839
4.125%	08/01/23	5	5,217

			52,667

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Water — 0.3%
Veolia Environnement SA (France),
Sr. Unsec’d. Notes, EMTN
5.125%	05/24/22	EUR	25	$29,068

TOTAL CORPORATE BONDS (cost $8,809,866)				8,831,558

U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Bonds
1.875%	02/15/41		23	22,257
1.875%	11/15/51		20	19,875
2.000%	11/15/41		30	30,333
2.250%	05/15/41		34	36,109
U.S. Treasury Notes
0.125%	08/31/23		187	185,456
1.250%	09/30/28		75	74,144
1.375%	01/31/25		77	77,379
1.375%	11/15/31		45	44,437

TOTAL U.S. TREASURY OBLIGATIONS (cost $491,447)				489,990

TOTAL LONG-TERM INVESTMENTS (cost $9,301,313)				9,321,548

		Shares
SHORT-TERM INVESTMENT — 3.5%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $330,278)(wa)			330,278	330,278

TOTAL INVESTMENTS—101.5% (cost $9,631,591)				9,651,826
Liabilities in excess of other assets(z) — (1.5)%				(141,193)

NET ASSETS — 100.0%				$9,510,633

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2	2 Year U.S. Treasury Notes	Mar. 2022	$436,344	$(219)
1	5 Year U.S. Treasury Notes	Mar. 2022	120,977	(166)
1	10 Year U.S. Ultra Treasury Notes	Mar. 2022	146,438	2,470
1	20 Year U.S. Treasury Bonds	Mar. 2022	160,438	2,586

				4,671

Short Positions:
1	10 Year U.S. Treasury Notes	Mar. 2022	130,469	(1,299)
1	Euro Schatz Index	Mar. 2022	127,546	153

				(1,146)

				$3,525

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Forward foreign currency exchange contract outstanding at December 31, 2021:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contract:
Euro,
Expiring 02/10/22	Bank of America, N.A.	EUR 111	$125,591	$126,478	$—	$(887)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	190	$(4,336)	$(4,705)	$(369)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
HSBC Securities (USA) Inc.	$7,000	$—
Wells Fargo Securities LLC	3,000	—

Total	$10,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds	$—	$8,831,558	$—
U.S. Treasury Obligations	—	489,990	—
Short-Term Investment
Affiliated Mutual Fund	330,278	—	—

Total	$330,278	$9,321,548	$—

Other Financial Instruments*
Assets
Futures Contracts	$5,209	$—	$—

Liabilities
Futures Contracts	$(1,684)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(887)	—
Centrally Cleared Credit Default Swap Agreement	—	(369)	—

Total	$(1,684)	$(1,256)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Banks	9.5%
Electric	9.0
Pipelines	6.6
Telecommunications	6.3
Auto Manufacturers	5.8
U.S. Treasury Obligations	5.1
Pharmaceuticals	5.0
Real Estate Investment Trusts (REITs)	5.0
Semiconductors	4.8
Media	4.2
Software	4.0
Oil & Gas	3.8
Affiliated Mutual Fund	3.5
Aerospace & Defense	3.2
Healthcare-Services	3.0
Computers	2.9
Diversified Financial Services	2.1
Transportation	2.0
Retail	1.8
Internet	1.8
Beverages	1.4
Commercial Services	1.3
Agriculture	1.3
Chemicals	1.1
Biotechnology	1.1
Packaging & Containers	0.8
Insurance	0.7
Foods	0.6
Trucking & Leasing	0.6
Miscellaneous Manufacturing	0.5
Gas	0.5
Airlines	0.4
Environmental Control	0.3

Water	0.3%
Oil & Gas Services	0.3
Iron/Steel	0.2
Mining	0.2
Auto Parts & Equipment	0.2
Healthcare-Products	0.1
Advertising	0.1
Building Materials	0.1
Machinery-Diversified	0.0 *

101.5
Liabilities in excess of other assets	(1.5)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$—		Due from/to broker-variation margin swaps	$369	*

Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	887

Interest rate contracts	Due from/to broker-variation margin futures	5,209	*	Due from/to broker-variation margin futures	1,684	*

		$5,209			$2,940

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(2,768)
Foreign exchange contracts	—	8,656	—
Interest rate contracts	3,990	—	—

Total	$3,990	$8,656	$(2,768)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(377)
Foreign exchange contracts	—	2,153	—
Interest rate contracts	3,777	—	—

Total	$3,777	$2,153	$(377)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)
$602,706	$407,952	$13,829

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward Foreign Currency Exchange Contracts—Sold(2)	Credit Default Swap Agreements— Buy Protection(1)
$146,596	$126,600

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$—	$(887)	$(887)	$—	$(887)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value:
Unaffiliated investments (cost $9,301,313)	$9,321,548
Affiliated investments (cost $330,278)	330,278
Foreign currency, at value (cost $885)	893
Dividends and interest receivable	68,886
Deposit with broker for centrally cleared/exchange-traded derivatives	10,000
Due from Manager	1,760
Due from broker-variation margin futures	855
Due from broker-variation margin swaps	8
Prepaid expenses	928

Total Assets	9,735,156

LIABILITIES
Payable for investments purchased	156,209
Audit fee payable	45,000
Accrued expenses and other liabilities	18,380
Payable for Portfolio shares purchased	3,296
Unrealized depreciation on OTC forward foreign currency exchange contracts	887
Affiliated transfer agent fee payable	451
Trustees’ fees payable	300

Total Liabilities	224,523

NET ASSETS	$9,510,633

Net assets were comprised of:
Partners’ Equity	$9,510,633

Net asset value and redemption price per share, $9,510,633 / 862,988 outstanding shares of beneficial interest	$11.02

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$197,486
Affiliated dividend income	125

Total income	197,611

EXPENSES
Management fee	49,570
Audit fee	46,700
Custodian and accounting fees	39,231
Legal fees and expenses	24,485
Shareholders’ reports	11,072
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,424
Pricing fees	5,131
Miscellaneous	14,323

Total expenses	207,536
Less: Fee waiver and/or expense reimbursement	(151,683)

Net expenses	55,853

NET INVESTMENT INCOME (LOSS)	141,758

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	43,983
Futures transactions	3,990
Forward currency contract transactions	8,656
Swap agreements transactions	(2,768)
Foreign currency transactions	(474)

53,387

Net change in unrealized appreciation (depreciation) on:
Investments	(337,767)
Futures	3,777
Forward currency contracts	2,153
Swap agreements	(377)
Foreign currencies	(78)

(332,292)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS	(278,905)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(137,147)

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$141,758	$123,006
Net realized gain (loss) on investment and foreign currency transactions	53,387	158,738
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(332,292)	334,940

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(137,147)	616,684

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [39,044 and 319,768 shares, respectively]	431,220	3,521,328
Portfolio shares purchased [20,276 and 3,183 shares, respectively]	(221,464)	(34,707)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	209,756	3,486,621

TOTAL INCREASE (DECREASE)	72,609	4,103,305
NET ASSETS:
Beginning of year	9,438,024	5,334,719

End of year	$9,510,633	$9,438,024

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST GLOBAL BOND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 92.6%
ASSET-BACKED SECURITIES — 5.5%

Canada — 0.1%
Chesapeake Funding II LLC,
Series 2021-01A, Class A1, 144A
0.470%	04/15/33	274	$272,484

Cayman Islands — 3.2%
Atlas Senior Loan Fund,
Series 2019-14A, Class AR, 144A
0.000%(cc)	07/20/32	639	638,999
Bain Capital Credit CLO Ltd.,
Series 2017-02A, Class BR2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.724%(c)	07/25/34	544	543,633
Series 2021-04A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
1.296%(c)	10/20/34	322	321,676
Black Diamond CLO Ltd.,
Series 2016-01A, Class A2AR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
1.875%(c)	04/26/31	384	380,192
CarVal CLO Ltd.,
Series 2019-01A, Class ANR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
1.242%(c)	04/20/32	472	472,113
CIFC Funding Ltd.,
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.122%(c)	04/18/31	355	354,703
Elmwood CLO Ltd.,
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
1.364%(c)	04/15/33	472	471,782
Greywolf CLO Ltd.,
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.630% (Cap N/A, Floor 0.000%)
1.755%(c)	04/26/31	408	406,169
Halsey Point CLO Ltd.,
Series 2019-01A, Class A1A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
1.482%(c)	01/20/33	591	591,288
Series 2020-03A, Class A1A, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.579%(c)	11/30/32	1,418	1,422,213
ICG US CLO Ltd.,
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
1.264%(c)	10/19/28	474	473,959
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)
1.190%(c)	04/21/31	591	590,679
Jamestown CLO Ltd.,
Series 2018-06RA, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.274%(c)	04/25/30	254	253,949
Kings Park CLO Ltd.,
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
1.478%(c)	01/21/35	250	249,848

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Cayman Islands (cont’d.)
Madison Park Funding Ltd.,
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
0.874%(c)	04/15/29	653	$652,309
Magnetite Ltd.,
Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.922%(c)	01/18/28	390	389,973
Marble Point CLO Ltd.,
Series 2020-03A, Class D, 144A, 3 Month LIBOR + 3.900% (Cap N/A, Floor 3.900%)
4.024%(c)	01/19/34	1,250	1,255,470
MF1 Ltd.,
Series 2021-FL06, Class A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
1.208%(c)	07/16/36	218	217,135
Mountain View CLO LLC,
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)
1.487%(c)	04/14/33	700	701,450
Nassau Ltd.,
Series 2019-IIA, Class AN, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
1.574%(c)	10/15/32	355	355,051
OZLM Ltd.,
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
1.144%(c)	04/15/31	497	497,014
Parallel Ltd.,
Series 2020-01A, Class A2R, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.982%(c)	07/20/34	296	295,998
Regatta Funding Ltd.,
Series 2021-05A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
1.239%(c)	01/20/35	250	249,790
Sound Point CLO Ltd.,
Series 2013-02RA, Class A1, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.074%(c)	04/15/29	372	371,722
THL Credit Wind River CLO Ltd.,
Series 2017-04A, Class B, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
1.610%(c)	11/20/30	407	405,628
Trysail CLO Ltd.,
Series 2021-01A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
1.452%(c)	07/20/32	709	708,299
Venture CLO Ltd.,
Series 2020-39A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
1.404%(c)	04/15/33	316	316,158
Wellfleet CLO Ltd.,
Series 2019-XA, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
1.302%(c)	07/20/32	1,359	1,359,697

			14,946,897

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States — 2.2%
Affirm Asset Securitization Trust,
Series 2021-A, Class A, 144A
0.880%	08/15/25	770	$770,184
Series 2021-Z01, Class A, 144A
1.070%	08/15/25	169	168,508
Series 2021-Z02, Class A, 144A
1.170%	11/16/26	545	542,809
AmeriCredit Automobile Receivables Trust,
Series 2018-01, Class C
3.500%	01/18/24	140	141,001
Series 2021-01, Class A2
0.280%	06/18/24	154	153,913
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2005-R11, Class M2, 1 Month LIBOR + 0.705% (Cap N/A, Floor 0.705%)
0.807%(c)	01/25/36	168	167,979
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34	95	94,713
CFMT LLC,
Series 2021-AL01, Class B, 144A
1.390%	09/22/31	411	410,177
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE04, Class M2, 1 Month LIBOR + 0.675% (Cap N/A, Floor 0.675%)
0.777%(c)	10/25/35	31	31,125
Countrywide Asset-Backed Certificates,
Series 2007-09, Class 1A, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.303%(c)	06/25/47	79	73,869
Series 2007-BC01, Class 2A4, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
0.332%(c)	05/25/37	95	92,059
Credit Acceptance Auto Loan Trust,
Series 2021-02A, Class A, 144A
0.960%	02/15/30	316	314,108
Series 2021-03A, Class A, 144A
1.000%	05/15/30	390	386,802
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB08, Class AF3
3.252%(cc)	12/25/35	32	32,022
ECMC Group Student Loan Trust,
Series 2017-01A, Class A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
1.303%(c)	12/27/66	280	285,073
Exeter Automobile Receivables Trust,
Series 2018-03A, Class D, 144A
4.350%	06/17/24	151	153,517
Series 2021-01A, Class A3
0.340%	03/15/24	416	415,705
Series 2021-01A, Class B
0.500%	02/18/25	405	404,513
First Investors Auto Owner Trust,
Series 2019-02A, Class A, 144A
2.210%	09/16/24	46	46,135

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Flagship Credit Auto Trust,
Series 2020-04, Class A, 144A
0.530%	04/15/25	302	$301,805
Series 2021-01, Class A, 144A
0.310%	06/16/25	460	458,992
Ford Credit Floorplan Master Owner Trust A,
Series 2020-01, Class D
2.120%	09/15/25	166	167,662
GLS Auto Receivables Trust,
Series 2021-02A, Class A, 144A
0.310%	11/15/24	253	252,816
Ladder Capital Commercial Mortgage Securities Trust,
Series 2021-FL02, Class A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.310%(c)	12/13/38	183	182,420
Lehman XS Trust,
Series 2007-03, Class 1BA2, 6 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)
0.746%(c)	03/25/37	71	74,575
Marlette Funding Trust,
Series 2019-04A, Class A, 144A
2.390%	12/17/29	16	15,523
Series 2021-01A, Class A, 144A
0.600%	06/16/31	60	60,226
Series 2021-03A, Class A, 144A
0.650%	12/15/31	278	277,055
Mill City Mortgage Loan Trust,
Series 2017-02, Class A3, 144A
3.015%(cc)	07/25/59	43	43,955
Navient Student Loan Trust,
Series 2017-02A, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
1.153%(c)	12/27/66	102	103,228
Nelnet Student Loan Trust,
Series 2021-CA, Class B, 144A
2.530%	04/20/62	169	166,553
Nissan Auto Lease Trust,
Series 2020-A, Class A4
1.880%	04/15/25	850	855,765
OneMain Financial Issuance Trust,
Series 2019-01A, Class A, 144A
3.480%	02/14/31	234	234,492
SLM Student Loan Trust,
Series 2003-01, Class A5A, 144A, 3 Month LIBOR + 0.110% (Cap N/A, Floor 0.000%)
0.313%(c)	12/15/32	193	184,658
SoFi Consumer Loan Program Trust,
Series 2018-01, Class B, 144A
3.650%	02/25/27	200	201,173
Series 2019-04, Class A, 144A
2.450%	08/25/28	13	12,675
Series 2020-01, Class A, 144A
2.020%	01/25/29	57	56,952
Soundview Home Loan Trust,
Series 2007-NS01, Class A3, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.302%(c)	01/25/37	45	44,809

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2007-OPT01, Class 1A1, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
0.302%(c)	06/25/37	122	$106,058
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC02, Class A1, 1 Month LIBOR + 0.155% (Cap N/A, Floor 0.155%)
0.257%(c)	09/25/36	70	54,345
Series 2007-BC03, Class 2A4, 1 Month LIBOR + 0.260% (Cap N/A, Floor 0.260%)
0.362%(c)	05/25/47	39	36,551
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31	489	484,597
Westlake Automobile Receivables Trust,
Series 2020-03A, Class A2, 144A
0.560%	05/15/24	159	158,920
Series 2021-02A, Class A2A, 144A
0.320%	04/15/25	223	221,932
Series 2021-02A, Class B, 144A
0.620%	07/15/26	123	122,004
Wheels SPV LLC,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.000%)
0.384%(c)	08/20/29	727	727,477

			10,291,430

TOTAL ASSET-BACKED SECURITIES (cost $25,429,369)			25,510,811

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.8%
United States
225 Liberty Street Trust,
Series 2016-225L, Class E, 144A
4.649%(cc)	02/10/36	137	139,316
Ashford Hospitality Trust,
Series 2018-KEYS, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.110%(c)	06/15/35	209	209,107
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60	189	199,772
Series 2018-BN10, Class D, 144A
2.600%	02/15/61	24	20,719
Series 2019-BN19, Class D, 144A
3.000%	08/15/61	24	21,739
Series 2019-BN24, Class A3
2.960%	11/15/62	261	276,383
Series 2021-BN34, Class A5
2.438%	06/15/63	366	373,106
Barclays Commercial Mortgage Securities Trust,
Series 2017-C01, Class D, 144A
3.492%(cc)	02/15/50	24	21,878
Benchmark Mortgage Trust,
Series 2018-B06, Class D, 144A
3.107%(cc)	10/10/51	89	80,939
Series 2019-B13, Class D, 144A
2.500%	08/15/57	106	91,257

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
BHMS Mortgage Trust,
Series 2018-ATLS, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
1.360%(c)	07/15/35	237	$237,452
BHP Trust,
Series 2019-BXHP, Class C, 144A, 1 Month LIBOR + 1.522% (Cap N/A, Floor 1.522%)
1.632%(c)	08/15/36	92	91,130
BX Trust,
Series 2018-EXCL, Class A, 144A, 1 Month LIBOR + 1.088% (Cap N/A, Floor 1.088%)
1.198%(c)	09/15/37	173	172,181
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class E, 144A
2.500%	11/15/52	200	167,298
Citigroup Commercial Mortgage Trust,
Series 2017-P07, Class D, 144A
3.250%	04/14/50	35	29,465
Commercial Mortgage Trust,
Series 2017-COR02, Class D, 144A
3.000%	09/10/50	42	38,853
Series 2019-GC44, Class D, 144A
2.500%	08/15/57	95	84,123
CSAIL Commercial Mortgage Trust,
Series 2018-C14, Class D, 144A
4.924%(cc)	11/15/51	35	36,192
DBWF Mortgage Trust,
Series 2018-GLKS, Class A, 144A, 1 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)
1.134%(c)	12/19/30	320	318,914
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class D, 144A
3.218%(cc)	06/10/50	72	66,282
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41	313	327,217
GS Mortgage Securities Trust,
Series 2013-G01, Class A1, 144A
2.059%	04/10/31	72	72,266
Morgan Stanley Capital I Trust,
Series 2015-XLF02, Class SNMD, 144A, 1 Month LIBOR + 1.735% (Cap N/A, Floor 1.733%)
1.844%(c)	11/15/26	1,450	18,850
Series 2021-L05, Class A4
2.728%	05/15/54	248	257,165
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class D, 144A
3.041%(cc)	12/15/59	119	107,777
Series 2017-RC01, Class D, 144A
3.250%	01/15/60	66	60,924
Series 2021-C59, Class A5
2.626%	04/15/54	224	231,124

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,064,143)			3,751,429

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS — 28.5%
Australia — 0.3%
Commonwealth Bank of Australia,
Sub. Notes, 144A, MTN
3.610%(ff)	09/12/34		243	$254,024
Glencore Funding LLC,
Gtd. Notes, 144A
1.625%	04/27/26		121	118,826
4.125%	05/30/23		136	141,553
4.125%	03/12/24		139	146,200
4.625%	04/29/24		160	170,816
Macquarie Bank Ltd.,
Sub. Notes, 144A
3.052%(ff)	03/03/36		285	279,877
Macquarie Group Ltd.,
Sr. Unsec’d. Notes, 144A
3.763%(ff)	11/28/28		72	77,434

				1,188,730

Austria — 0.0%
Erste Group Bank AG,
Sub. Notes, EMTN
1.625%(ff)	09/08/31	EUR	100	117,008

Belgium — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
3.650%	02/01/26		18	19,417
4.900%	02/01/46		154	195,068
Anheuser-Busch InBev SA,
Gtd. Notes, EMTN
2.700%	03/31/26	EUR	105	132,589
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.600%	06/01/60		75	93,567

				440,641

Bermuda — 0.0%
Bacardi Ltd.,
Gtd. Notes, 144A
4.700%	05/15/28		154	174,163

Brazil — 0.2%
Embraer Netherlands Finance BV,
Gtd. Notes
6.950%	01/17/28		248	274,625
Globo Comunicacao e Participacoes SA,
Sr. Unsec’d. Notes, 144A
4.875%	01/22/30		200	194,451
Nexa Resources SA,
Gtd. Notes
6.500%	01/18/28		200	220,170
OEC Finance Ltd.,
Gtd. Notes, 144A, 7.125% PIK
7.125%	12/26/46		1,104	49,495
Suzano Austria GmbH,
Gtd. Notes
3.750%	01/15/31		156	158,687

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Brazil (cont’d.)
Vale Overseas Ltd.,
Gtd. Notes
6.250%	08/10/26		12	$13,931

				911,359

Canada — 1.9%
1011778 BC ULC/New Red Finance, Inc.,
Sr. Sec’d. Notes, 144A
3.500%	02/15/29		220	217,791
Canadian Pacific Railway Co.,
Gtd. Notes
2.450%	12/02/31		35	35,622
3.000%	12/02/41		20	20,449
3.100%	12/02/51		10	10,228
CPPIB Capital, Inc.,
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	1,133	1,301,388
GFL Environmental, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	12/15/26		182	189,736
Ontario Teachers’ Finance Trust,
Gtd. Notes
0.500%	05/06/25	EUR	1,132	1,312,413
Gtd. Notes, 144A
1.250%	09/27/30		854	813,147
2.000%	04/16/31		1,251	1,257,376
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	1,421	1,600,948
0.900%	05/20/41	EUR	424	478,117
PSP Capital, Inc.,
Gtd. Notes, 144A
1.625%	10/26/28		1,093	1,089,688
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
3.100%	05/15/25		177	185,228
6.850%	06/01/39		164	236,225

				8,748,356

Cayman Islands — 0.0%
Odebrecht Holdco Finance Ltd.,
Gtd. Notes, 144A
8.884%(s)	09/10/58		1,224	7,175

Chile — 0.1%
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes
3.150%	01/14/30		200	204,005
Empresa Nacional de Telecomunicaciones SA,
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		150	147,157

				351,162

China — 1.5%
Agricultural Development Bank of China,
Unsec’d. Notes, Series 2004
2.960%	04/17/30	CNH	17,000	2,636,731
Unsec’d. Notes, Series 2105
3.520%	05/24/31		CNH 3,930	635,897

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
China (cont’d.)
Baidu, Inc.,
Sr. Unsec’d. Notes
1.625%	02/23/27		362	$352,161
China Development Bank,
Unsec’d. Notes, Series 2012
3.340%	07/14/25	CNH	4,560	732,182
Unsec’d. Notes, Series 2103
3.300%	03/03/26	CNH	6,250	1,003,736
NXP BV/NXP Funding LLC/NXP USA, Inc.,
Gtd. Notes, 144A
2.650%	02/15/32		90	90,332
3.125%	02/15/42		55	55,298
3.250%	11/30/51		155	155,062
Prosus NV,
Sr. Unsec’d. Notes, EMTN
4.027%	08/03/50		200	191,812
Sinopec Group Overseas Development 2017 Ltd.,
Gtd. Notes
3.250%	09/13/27		200	212,340
State Grid Overseas Investment BVI Ltd.,
Gtd. Notes, EMTN
4.250%	05/02/28		200	227,149
Tencent Holdings Ltd.,
Sr. Unsec’d. Notes, EMTN
2.880%	04/22/31		200	203,830
3.595%	01/19/28		360	383,855
Weibo Corp.,
Sr. Unsec’d. Notes
3.375%	07/08/30		217	214,852

				7,095,237

Denmark — 0.3%
Danfoss Finance I BV,
Gtd. Notes, EMTN
0.375%	10/28/28	EUR	157	175,809
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
3.244%(ff)	12/20/25		244	253,771
Sr. Unsec’d. Notes, EMTN
0.750%(ff)	06/09/29		EUR 300	338,364
2.250%(ff)	01/14/28		GBP 278	378,186
Sub. Notes, EMTN
1.375%(ff)	02/12/30		EUR 124	143,183

				1,289,313

Finland — 0.2%
Citycon OYJ,
Jr. Sub. Notes
3.625%(ff)	06/10/26(oo)		EUR 250	269,066
Nordea Bank Abp,
Jr. Sub. Notes, EMTN
6.125%(ff)	09/23/24(oo)		400	430,600

				699,666

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
France — 1.6%
Adevinta ASA,
Sr. Sec’d. Notes
3.000%	11/15/27	EUR	175	$204,173
Airbus SE,
Sr. Unsec’d. Notes, EMTN
2.375%	04/07/32	EUR	170	219,996
2.375%	06/09/40	EUR	150	191,023
BNP Paribas SA,
Jr. Sub. Notes
6.750%(ff)	03/14/22(oo)		318	321,139
Sr. Unsec’d. Notes
1.875%	12/14/27	GBP	100	135,527
Sr. Unsec’d. Notes, 144A
3.375%	01/09/25		266	279,677
Sr. Unsec’d. Notes, 144A, MTN
2.950%	05/23/22		407	410,812
Sub. Notes, 144A, MTN
4.375%(ff)	03/01/33		224	243,295
BPCE SA,
Sr. Unsec’d. Notes, 144A
1.652%(ff)	10/06/26		430	423,962
4.000%	09/12/23		590	617,378
Sub. Notes, 144A, MTN
4.500%	03/15/25		400	431,130
CNP Assurances,
Sub. Notes, EMTN
2.500%(ff)	06/30/51	EUR	100	120,406
Credit Agricole Assurances SA,
Sub. Notes
4.750%(ff)	09/27/48	EUR	200	273,856
Electricite de France SA,
Jr. Sub. Notes
2.875%(ff)	12/15/26(oo)	EUR	600	700,312
Elior Group SA,
Gtd. Notes
3.750%	07/15/26	EUR	175	204,120
La Mondiale SAM,
Sub. Notes
0.750%	04/20/26	EUR	200	227,450
Orange SA,
Sr. Unsec’d. Notes, EMTN
1.625%	04/07/32	EUR	200	248,197
RCI Banque SA,
Sr. Unsec’d. Notes, EMTN
2.000%	07/11/24	EUR	599	709,310
Societe Generale SA,
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26		257	250,542
Societe Generale SFH SA,
Covered Bonds
0.750%	01/29/27	EUR	300	354,574
SPCM SA,
Sr. Unsec’d. Notes, 144A
2.000%	02/01/26	EUR	112	128,083
2.625%	02/01/29	EUR	100	115,100

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
France (cont’d.)
Technip Energies NV,
Sr. Unsec’d. Notes
1.125%	05/28/28	EUR	225	$256,844
TotalEnergies SE,
Jr. Sub. Notes, EMTN
3.369%(ff)	10/06/26(oo)	EUR	210	260,067
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	185	208,993

				7,535,966

Germany — 2.1%
ADLER Group SA,
Sr. Unsec’d. Notes
2.250%	01/14/29	EUR	200	188,527
Allianz SE,
Jr. Sub. Notes
2.625%(ff)	10/30/30(oo)	EUR	200	225,992
Bayer US Finance II LLC,
Gtd. Notes, 144A
4.250%	12/15/25		243	263,655
Commerzbank AG,
Jr. Sub. Notes
6.125%(ff)	10/09/25(oo)	EUR	200	248,080
Sub. Notes, EMTN
4.000%	03/23/26	EUR	106	133,354
Deutsche Bank AG,
Jr. Sub. Notes
4.625%(ff)	10/30/27(oo)	EUR	200	231,481
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26		168	167,788
Sr. Unsec’d. Notes, EMTN
1.750%(ff)	11/19/30	EUR	300	354,894
Sr. Unsec’d. Notes, Series E
0.962%	11/08/23		200	199,501
Sub. Notes
3.729%(ff)	01/14/32		330	337,216
Sub. Notes, EMTN
4.500%	05/19/26	EUR	100	130,248
Deutsche Lufthansa AG,
Sr. Unsec’d. Notes
2.875%	02/11/25	EUR	100	114,197
E.ON SE,
Sr. Unsec’d. Notes, EMTN
1.625%	05/22/29	EUR	82	101,158
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	396	462,048
Gov’t. Gtd. Notes, EMTN
0.000%	06/15/29	EUR	186	212,353
0.875%	07/04/39	EUR	444	543,736
1.250%	12/29/23	GBP	1,500	2,045,109
ProGroup AG,
Sr. Sec’d. Notes
3.000%	03/31/26	EUR	261	300,294
TK Elevator Midco GmbH,
Sr. Sec’d. Notes, 144A
4.375%	07/15/27	EUR	257	302,331

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Germany (cont’d.)
Volkswagen Bank GmbH,
Sr. Unsec’d. Notes, EMTN
1.250%	06/10/24	EUR	400	$468,560
Volkswagen International Finance NV,
Gtd. Notes
4.625%(ff)	06/27/28(oo)	EUR	100	129,197
Gtd. Notes, EMTN
0.875%	09/22/28	EUR	300	351,159
Gtd. Notes, Series 10Y
1.875%	03/30/27	EUR	300	366,291
Volkswagen Leasing GmbH,
Gtd. Notes, EMTN
1.500%	06/19/26	EUR	113	134,696
WEPA Hygieneprodukte GmbH,
Sr. Sec’d. Notes
2.875%	12/15/27	EUR	146	157,614
Sr. Sec’d. Notes, 144A
2.875%	12/15/27	EUR	171	184,603
Wintershall Dea Finance BV,
Gtd. Notes
0.840%	09/25/25	EUR	300	346,456
1.823%	09/25/31	EUR	300	350,708
ZF Finance GmbH,
Gtd. Notes, EMTN
2.000%	05/06/27	EUR	200	227,617
3.750%	09/21/28	EUR	200	245,346

				9,524,209

Hong Kong — 0.0%
AIA Group Ltd.,
Sub. Notes, GMTN
0.880%(ff)	09/09/33	EUR	100	112,103

India — 0.0%
Adani Transmission Ltd.,
Sr. Sec’d. Notes
4.000%	08/03/26		200	210,560

Ireland — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
2.450%	10/29/26		150	151,126
3.000%	10/29/28		300	304,498
3.300%	01/30/32		269	274,327
3.500%	05/26/22		224	226,003
4.625%	07/01/22		355	361,761
AIB Group PLC,
Jr. Sub. Notes
6.250%(ff)	06/23/25(oo)	EUR	200	252,261
Sr. Unsec’d. Notes, 144A, MTN
4.750%	10/12/23		296	313,135
Sub. Notes, EMTN
2.875%(ff)	05/30/31	EUR	139	166,917
Avolon Holdings Funding Ltd.,
Gtd. Notes, 144A
3.950%	07/01/24		89	93,223
Bank of Ireland Group PLC,
Sr. Unsec’d. Notes, EMTN
0.375%(ff)	05/10/27	EUR	132	148,309

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Ireland (cont’d.)
Sub. Notes, EMTN
1.375%(ff)	08/11/31	EUR	204	$229,616
CRH Funding BV,
Gtd. Notes, EMTN
1.875%	01/09/24	EUR	523	616,207

				3,137,383

Israel — 0.0%
Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	06/30/25		68	72,229

Italy — 0.9%
Assicurazioni Generali SpA,
Sub. Notes, EMTN
5.500%(ff)	10/27/47	EUR	129	178,467
Enel Finance International NV,
Gtd. Notes, 144A
2.250%	07/12/31		550	532,771
Gtd. Notes, EMTN
0.500%	06/17/30	EUR	565	630,543
Enel SpA,
Jr. Sub. Notes, Series 6.5Y
1.375%(ff)	06/08/27(oo)	EUR	263	292,337
Eni SpA,
Jr. Sub. Notes, Series NC9
3.375%(ff)	07/13/29(oo)	EUR	281	335,506
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, EMTN
1.350%	02/24/31	EUR	354	395,611
Sub. Notes, 144A, MTN
5.017%	06/26/24		300	321,394
Rimini Bidco SpA,
Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 5.250% (Cap 0.000%, Floor 5.250%)
5.250%(c)	12/14/26	EUR	180	201,257
Telecom Italia SpA,
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24		200	210,415
Sr. Unsec’d. Notes, EMTN
1.625%	01/18/29	EUR	250	261,090
UniCredit SpA,
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26		350	350,382
3.127%(ff)	06/03/32		205	202,424

				3,912,197

Japan — 0.2%
Development Bank of Japan, Inc.,
Sr. Unsec’d. Notes, GMTN
0.010%	10/15/24	EUR	364	415,796
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
0.978%	06/09/24	EUR	355	414,099

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Japan (cont’d.)
Norinchukin Bank (The),
Sr. Unsec’d. Notes, 144A
1.284%	09/22/26(a)		300	$295,346

				1,125,241

Luxembourg — 0.3%
ArcelorMittal SA,
Sr. Unsec’d. Notes
4.250%	07/16/29		125	137,011
Blackstone Property Partners Europe Holdings Sarl,
Gtd. Notes, EMTN
1.750%	03/12/29	EUR	124	143,516
Sr. Unsec’d. Notes, EMTN
1.000%	05/04/28	EUR	119	132,239
1.250%	04/26/27	EUR	100	114,792
2.000%	02/15/24	EUR	119	139,973
Logicor Financing Sarl,
Gtd. Notes, EMTN
2.250%	05/13/25	EUR	124	149,049
3.250%	11/13/28	EUR	130	167,957
Vivion Investments Sarl,
Sr. Unsec’d. Notes
3.000%	08/08/24	EUR	200	222,661

				1,207,198

Malaysia — 0.0%
Petronas Capital Ltd.,
Gtd. Notes, 144A, MTN
3.500%	04/21/30		200	216,448

Mexico — 0.3%
Braskem Idesa SAPI,
Sr. Sec’d. Notes, 144A
6.990%	02/20/32		200	201,564
Cemex SAB de CV,
Gtd. Notes
5.450%	11/19/29		200	214,848
Comision Federal de Electricidad,
Gtd. Notes, 144A
3.348%	02/09/31(a)		358	351,146
Mexico City Airport Trust,
Sr. Sec’d. Notes
4.250%	10/31/26		241	255,715
Sigma Alimentos SA de CV,
Gtd. Notes
4.125%	05/02/26		300	317,348

				1,340,621

Netherlands — 0.5%
ABN AMRO Bank NV,
Covered Bonds, EMTN
0.400%	09/17/41	EUR	300	330,081
Sr. Unsec’d. Notes, 144A
1.542%(ff)	06/16/27(a)		400	391,871
Cooperatieve Rabobank UA,
Covered Bonds, EMTN
0.010%	07/02/30	EUR	200	224,115

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Netherlands (cont’d.)
Jr. Sub. Notes
4.375%(ff)	06/29/27(oo)	EUR	200	$250,483
ING Groep NV,
Jr. Sub. Notes
6.750%(ff)	04/16/24(oo)		206	222,222
Sr. Unsec’d. Notes
0.250%(ff)	02/18/29	EUR	200	221,580
0.250%(ff)	02/01/30	EUR	200	219,634
Intertrust Group BV,
Sr. Unsec’d. Notes
3.375%	11/15/25	EUR	257	297,489
Lincoln Financing Sarl,
Sr. Sec’d. Notes, 144A
3.625%	04/01/24	EUR	101	115,852
LYB Finance Co. BV,
Gtd. Notes, 144A
8.100%	03/15/27		6	7,674

				2,281,001

Norway — 0.1%
DNB Bank ASA,
Jr. Sub. Notes
6.500%(ff)	03/26/22(oo)		343	347,209
DNB Boligkreditt A/S,
Covered Bonds, EMTN
0.625%	06/19/25	EUR	138	161,187

				508,396

Panama — 0.1%
AES Panama Generation Holdings SRL,
Sr. Sec’d. Notes, 144A
4.375%	05/31/30		200	208,144
ENA Master Trust,
Sr. Sec’d. Notes, 144A
4.000%	05/19/48		323	324,419

				532,563

Peru — 0.1%
Cia de Minas Buenaventura SAA,
Gtd. Notes, 144A
5.500%	07/23/26		220	214,506
Volcan Cia Minera SAA,
Sr. Unsec’d. Notes, 144A
4.375%	02/11/26		41	39,591

				254,097

Portugal — 0.1%
EDP Finance BV,
Sr. Unsec’d. Notes, EMTN
0.375%	09/16/26	EUR	248	283,019

Qatar — 0.1%
Ooredoo International Finance Ltd.,
Gtd. Notes, 144A, MTN
2.625%	04/08/31		200	200,913

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Qatar (cont’d.)
Qatar Energy,
Sr. Unsec’d. Notes, 144A
3.300%	07/12/51		200	$206,629

				407,542

Russia — 0.1%
Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes, EMTN
7.288%	08/16/37		180	239,916

Saudi Arabia — 0.1%
Saudi Arabian Oil Co.,
Sr. Unsec’d. Notes, 144A
2.250%	11/24/30		304	295,854

South Africa — 0.1%
Anglo American Capital PLC,
Gtd. Notes, 144A
2.875%	03/17/31(a)		200	198,982
4.000%	09/11/27		200	215,539
Gold Fields Orogen Holdings BVI Ltd.,
Gtd. Notes, 144A
5.125%	05/15/24		200	213,346

				627,867

Spain — 0.9%
Banco Bilbao Vizcaya Argentaria SA,
Jr. Sub. Notes, Series 9
6.500%(ff)	03/05/25(a)(oo)		400	424,431
Banco Santander SA,
Jr. Sub. Notes
4.375%(ff)	01/14/26(oo)	EUR	200	234,666
6.750%(ff)	04/25/22(oo)	EUR	300	348,908
Sr. Unsec’d. Notes, EMTN
1.125%	06/23/27	EUR	200	234,051
Sub. Notes
2.749%	12/03/30		200	195,591
CaixaBank SA,
Covered Bonds
1.000%	09/25/25	EUR	100	118,119
1.125%	08/05/22	EUR	200	229,870
Jr. Sub. Notes
5.875%(ff)	10/09/27(oo)	EUR	200	259,943
Sr. Unsec’d. Notes, EMTN
0.375%(ff)	11/18/26	EUR	500	566,259
1.125%	05/17/24	EUR	100	116,561
Cellnex Finance Co. SA,
Gtd. Notes, EMTN
1.250%	01/15/29	EUR	100	108,620
2.000%	02/15/33	EUR	100	108,209
FCC Aqualia SA,
Sr. Sec’d. Notes
2.629%	06/08/27	EUR	183	228,167
Grifols Escrow Issuer SA,
Sr. Unsec’d. Notes, 144A
3.875%	10/15/28	EUR	120	137,196
Grifols SA,
Sr. Sec’d. Notes, 144A
1.625%	02/15/25	EUR	100	113,353

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Spain (cont’d.)
Iberdrola International BV,
Gtd. Notes, Series NC6
1.450%(ff)	11/09/26	(oo)	EUR	300	$341,933
Lorca Telecom Bondco SA,
Sr. Sec’d. Notes
4.000%	09/18/27		EUR	180	208,417
NH Hotel Group SA,
Sr. Sec’d. Notes
4.000%	07/02/26		EUR	120	135,870
Telefonica Europe BV,
Gtd. Notes
2.376%(ff)	02/12/29	(oo)	EUR	200	217,365

					4,327,529

Supranational Bank — 0.2%
African Export-Import Bank (The),
Sr. Unsec’d. Notes, 144A
2.634%	05/17/26			219	219,652
European Investment Bank,
Sr. Unsec’d. Notes
1.000%	11/14/42		EUR	175	219,734
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36		EUR	482	602,654

					1,042,040

Sweden — 0.1%
Heimstaden Bostad AB,
Sr. Unsec’d. Notes, EMTN
1.125%	01/21/26		EUR	124	143,900
Samhallsbyggnadsbolaget i Norden AB,
Jr. Sub. Notes
2.625%(ff)	12/14/25	(oo)	EUR	145	160,148
Verisure Holding AB,
Sr. Sec’d. Notes
3.250%	02/15/27		EUR	180	204,400
Sr. Sec’d. Notes, 144A
3.250%	02/15/27		EUR	100	113,556

					622,004

Switzerland — 0.4%
Alcon Finance Corp.,
Gtd. Notes, 144A
2.600%	05/27/30			200	202,089
Credit Suisse Group AG,
Jr. Sub. Notes
7.500%(ff)	07/17/23	(oo)		300	316,319
Sr. Unsec’d. Notes, 144A
4.194%(ff)	04/01/31			312	344,231
Sr. Unsec’d. Notes, EMTN
0.650%(ff)	01/14/28		EUR	248	279,578
1.250%(ff)	07/17/25		EUR	175	203,652
3.250%(ff)	04/02/26		EUR	207	256,327
Dufry One BV,
Gtd. Notes
2.500%	10/15/24		EUR	125	139,882

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Switzerland (cont’d.)
UBS Group AG,
Sr. Unsec’d. Notes
0.625%	02/24/33		EUR	200	$220,742

					1,962,820

United Arab Emirates — 0.2%
Galaxy Pipeline Assets Bidco Ltd.,
Sr. Sec’d. Notes
2.940%	09/30/40			300	298,775
Sr. Sec’d. Notes, 144A
2.160%	03/31/34			400	392,634

					691,409

United Kingdom — 2.5%
Aviva PLC,
Sub. Notes
6.125%(ff)	11/14/36		GBP	60	94,853
Sub. Notes, EMTN
5.125%(ff)	06/04/50		GBP	100	156,581
Barclays PLC,
Sr. Unsec’d. Notes
1.106%(ff)	05/12/32		EUR	125	141,165
2.279%(ff)	11/24/27			200	200,504
2.667%(ff)	03/10/32			250	247,980
3.684%	01/10/23			265	265,128
Sr. Unsec’d. Notes, EMTN
3.375%(ff)	04/02/25		EUR	248	302,801
BAT Capital Corp.,
Gtd. Notes
2.259%	03/25/28			290	282,907
BAT International Finance PLC,
Gtd. Notes, 144A
3.950%	06/15/25			18	19,171
BP Capital Markets PLC,
Gtd. Notes
1.104%	11/15/34		EUR	132	147,432
3.250%(ff)	03/22/26	(oo)	EUR	240	289,343
3.625%(ff)	03/22/29	(oo)	EUR	414	506,759
3.814%	02/10/24			47	49,599
British American Tobacco PLC,
Sub. Notes, Series 5.25
3.000%(ff)	09/27/26	(oo)	EUR	297	331,630
British Telecommunications PLC,
Sr. Unsec’d. Notes
9.625%	12/15/30			66	97,051
Direct Line Insurance Group PLC,
Jr. Sub. Notes
4.750%(ff)	12/07/27	(oo)	GBP	238	326,286
Heathrow Funding Ltd.,
Sr. Sec’d. Notes, EMTN
1.125%	10/08/32		EUR	121	136,345
1.500%	02/11/30		EUR	261	306,326
HSBC Holdings PLC,
Jr. Sub. Notes
6.375%(ff)	03/30/25	(oo)		265	286,215
Sr. Unsec’d. Notes
2.206%(ff)	08/17/29			270	264,848

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
2.804%(ff)	05/24/32		230	$231,126
Imperial Brands Finance Netherlands BV,
Gtd. Notes, EMTN
1.750%	03/18/33	EUR	300	333,221
Imperial Brands Finance PLC,
Gtd. Notes, EMTN
3.375%	02/26/26	EUR	100	125,582
INEOS Quattro Finance 2 PLC,
Sr. Sec’d. Notes, 144A
2.500%	01/15/26	EUR	120	135,809
INEOS Styrolution Group GmbH,
Sr. Sec’d. Notes
2.250%	01/16/27	EUR	125	138,524
Legal & General Group PLC,
Sub. Notes, EMTN
3.750%(ff)	11/26/49	GBP	106	149,917
Lloyds Banking Group PLC,
Jr. Sub. Notes
7.500%(ff)	06/27/24(oo)		285	313,496
M&G PLC,
Sub. Notes, EMTN
6.340%(ff)	12/19/63	GBP	100	170,567
National Grid Gas PLC,
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	100	120,360
Nationwide Building Society,
Sr. Unsec’d. Notes, 144A
3.960%(ff)	07/18/30		200	220,249
Sr. Unsec’d. Notes, 144A, MTN
3.622%(ff)	04/26/23		247	249,039
NatWest Group PLC,
Jr. Sub. Notes
5.125%(ff)	05/12/27(oo)	GBP	340	483,217
Jr. Sub. Notes, Series U, 3 Month LIBOR + 2.320%
2.544%(c)	09/30/27(oo)		500	496,369
Sr. Unsec’d. Notes
1.642%(ff)	06/14/27		305	300,378
3.498%(ff)	05/15/23		224	226,022
3.875%	09/12/23		247	257,554
Sr. Unsec’d. Notes, EMTN
1.750%(ff)	03/02/26	EUR	200	237,335
Sub. Notes
3.622%(ff)	08/14/30	GBP	340	479,076
New England Power Co.,
Sr. Unsec’d. Notes, 144A
2.807%	10/06/50		72	66,613
Pinewood Finance Co. Ltd.,
Sr. Sec’d. Notes, 144A
3.250%	09/30/25	GBP	100	135,560
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes
1.089%(ff)	03/15/25		214	212,089
1.532%(ff)	08/21/26		214	210,654
SSE PLC,
Sr. Unsec’d. Notes, EMTN
1.375%	09/04/27	EUR	345	413,557

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
Standard Chartered PLC,
Jr. Sub. Notes, 144A, 3 Month LIBOR + 1.510%
1.639%(c)	01/30/27(a)(oo)		300	$288,960
Sr. Unsec’d. Notes, 144A
1.456%(ff)	01/14/27		319	309,291
Stonegate Pub Co. Financing PLC,
Sr. Sec’d. Notes
8.250%	07/31/25	GBP	100	137,445
TechnipFMC PLC,
Gtd. Notes, 144A
6.500%	02/01/26		87	92,964
Thames Water Utilities Finance PLC,
Sec’d. Notes, EMTN
5.750%(ff)	09/13/30	GBP	129	179,553
Virgin Money UK PLC,
Jr. Sub. Notes
9.250%(ff)	06/08/24(oo)	GBP	200	301,165

				11,468,616

United States — 12.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.600%	11/21/24		313	324,633
4.050%	11/21/39		66	75,656
4.250%	11/21/49		104	124,861
ACE Capital Trust II,
Ltd. Gtd. Notes
9.700%	04/01/30		189	277,705
AECOM,
Gtd. Notes
5.125%	03/15/27		125	136,067
AIG Global Funding,
Sec’d. Notes, 144A
2.300%	07/01/22		39	39,315
Air Lease Corp.,
Sr. Unsec’d. Notes
2.100%	09/01/28		42	40,617
3.250%	03/01/25		9	9,355
3.625%	04/01/27		27	28,418
3.875%	07/03/23		402	416,599
4.625%	10/01/28		35	38,649
Sr. Unsec’d. Notes, MTN
2.875%	01/15/26		34	35,066
Aircastle Ltd.,
Sr. Unsec’d. Notes
4.125%	05/01/24		40	41,843
4.250%	06/15/26		11	11,794
4.400%	09/25/23		120	125,705
5.000%	04/01/23		8	8,356
Sr. Unsec’d. Notes, 144A
2.850%	01/26/28		127	127,934
5.250%	08/11/25		125	137,427
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	02/15/23		87	88,652
7.500%	03/15/26		167	178,355

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Altria Group, Inc.,
Gtd. Notes
3.125%	06/15/31		EUR	348	$440,137
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.875%	05/12/41			133	137,367
Ameren Corp.,
Sr. Unsec’d. Notes
2.500%	09/15/24			29	29,799
American Honda Finance Corp.,
Sr. Unsec’d. Notes
0.750%	11/25/26		GBP	251	328,112
American International Group, Inc.,
Sr. Unsec’d. Notes
4.750%	04/01/48			32	41,014
American Tower Corp.,
Sr. Unsec’d. Notes
0.450%	01/15/27		EUR	125	140,628
1.300%	09/15/25			24	23,648
4.400%	02/15/26			82	89,658
American Water Capital Corp.,
Sr. Unsec’d. Notes
2.800%	05/01/30			87	90,166
3.250%	06/01/51			53	55,346
3.450%	05/01/50			14	15,030
Amgen, Inc.,
Sr. Unsec’d. Notes
3.150%	02/21/40			3	3,070
Anthem, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51			146	162,328
4.625%	05/15/42			40	49,811
Apple, Inc.,
Sr. Unsec’d. Notes
2.800%	02/08/61			109	107,740
3.450%	02/09/45			76	84,872
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Sec’d. Notes, 144A
2.000%	09/01/28		EUR	235	264,682
Sr. Unsec’d. Notes, 144A
3.000%	09/01/29		EUR	115	128,210
Ashland LLC,
Gtd. Notes, 144A
3.375%	09/01/31			160	158,615
AT&T, Inc.,
Jr. Sub. Notes, Series B
2.875%(ff)	03/02/25	(oo)	EUR	100	114,091
Sr. Unsec’d. Notes
1.600%	05/19/28		EUR	367	441,629
3.550%	09/15/55			6	6,011
3.650%	09/15/59			53	53,500
3.950%	01/15/25			24	25,675
4.300%	12/15/42			73	82,328
4.350%	06/15/45			47	53,186
4.750%	05/15/46			18	21,759
4.850%	07/15/45			18	21,545

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.200%	11/18/33	GBP	100	$173,092
Atkore, Inc.,
Sr. Unsec’d. Notes, 144A
4.250%	06/01/31		140	143,741
Avantor Funding, Inc.,
Sr. Sec’d. Notes, 144A
2.625%	11/01/25	EUR	116	135,208
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
1.950%	01/30/26		107	104,603
1.950%	09/20/26		63	61,290
3.500%	11/01/27		23	23,704
4.125%	08/01/25		5	5,285
4.375%	01/30/24		33	34,628
4.875%	10/01/25		14	15,158
5.500%	12/15/24		91	99,601
Bank of America Corp.,
Sr. Unsec’d. Notes, EMTN
1.776%(ff)	05/04/27	EUR	439	528,457
Sr. Unsec’d. Notes, MTN
2.884%(ff)	10/22/30		195	201,257
3.194%(ff)	07/23/30		188	198,247
3.970%(ff)	03/05/29		174	190,523
4.271%(ff)	07/23/29		349	389,059
Sub. Notes
2.482%(ff)	09/21/36		95	91,947
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
9.250%	04/01/26		16	16,992
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
6.250%	02/15/29		184	175,080
Baxter International, Inc.,
Sr. Unsec’d. Notes, 144A
0.868%	12/01/23		150	149,391
Becton Dickinson Euro Finance Sarl,
Gtd. Notes
1.213%	02/12/36	EUR	110	122,305
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24		209	218,829
Belden, Inc.,
Gtd. Notes
3.375%	07/15/27	EUR	175	201,777
Berry Global, Inc.,
Sr. Sec’d. Notes
1.500%	01/15/27	EUR	100	116,044
Block, Inc.,
Sr. Unsec’d. Notes, 144A
2.750%	06/01/26		272	273,123
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26		274	273,957
3.250%	02/01/35		44	44,344
3.375%	06/15/46		40	38,551
3.625%	03/01/48		15	14,902
3.850%	11/01/48		15	15,453

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.150%	05/01/30		156	$182,015
5.805%	05/01/50		14	18,952
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		72	70,543
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
0.500%	03/08/28	EUR	124	141,813
BorgWarner, Inc.,
Sr. Unsec’d. Notes
1.000%	05/19/31	EUR	124	138,874
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		137	140,484
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30		26	26,487
BP Capital Markets America, Inc.,
Gtd. Notes
2.939%	06/04/51		58	56,030
3.001%	03/17/52		75	73,525
3.379%	02/08/61		196	202,293
Brighthouse Financial Global Funding,
Sr. Sec’d. Notes, 144A, MTN
2.000%	06/28/28		132	129,851
Brighthouse Financial, Inc.,
Sr. Unsec’d. Notes
5.625%	05/15/30		375	447,666
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.250%	10/26/49		35	43,293
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30		125	137,257
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		187	202,761
Broadcom, Inc.,
Gtd. Notes
4.110%	09/15/28		207	227,135
Gtd. Notes, 144A
1.950%	02/15/28		147	144,807
2.450%	02/15/31		63	61,557
3.500%	02/15/41		17	17,311
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35		593	596,088
3.187%	11/15/36		62	62,201
3.469%	04/15/34		59	61,556
Cable One, Inc.,
Gtd. Notes, 144A
4.000%	11/15/30		100	98,600
Carnival Corp.,
Sr. Sec’d. Notes, 144A
4.000%	08/01/28		281	278,958
Carnival PLC,
Gtd. Notes
1.000%	10/28/29	EUR	167	142,594

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Carrier Global Corp.,
Sr. Unsec’d. Notes
3.377%	04/05/40		38	$39,637
3.577%	04/05/50		56	59,572
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.500%	08/15/30		41	42,071
4.500%	06/01/33		145	147,998
Centene Corp.,
Sr. Unsec’d. Notes
2.450%	07/15/28		102	100,897
2.500%	03/01/31		20	19,469
2.625%	08/01/31		30	29,512
3.000%	10/15/30		129	131,260
4.625%	12/15/29		52	56,118
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		110	138,847
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series I
4.000%(ff)	06/01/26 (oo)		359	367,232
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.500%	06/01/41		123	119,888
4.464%	07/23/22		12	12,184
4.500%	02/01/24		160	170,089
4.800%	03/01/50		187	209,622
4.908%	07/23/25		66	72,695
5.125%	07/01/49		76	88,017
5.375%	05/01/47		49	58,523
Cheniere Energy Partners LP,
Gtd. Notes
4.500%	10/01/29		130	138,508
Chubb INA Holdings, Inc.,
Gtd. Notes
2.850%	12/15/51		20	20,119
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.250%	03/07/25		189	207,685
Citigroup, Inc.,
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)		19	19,125
Jr. Sub. Notes, Series Y
4.150%(ff)	11/15/26(oo)		148	150,387
Sr. Unsec’d. Notes
0.776%(ff)	10/30/24		349	346,771
3.106%(ff)	04/08/26		284	297,753
3.980%(ff)	03/20/30		43	47,434
4.412%(ff)	03/31/31		3	3,428
Sr. Unsec’d. Notes, EMTN
1.500%(ff)	07/24/26	EUR	335	397,781
Sub. Notes
3.500%	05/15/23		39	40,331
Clarios Global LP/Clarios US Finance Co.,
Sr. Sec’d. Notes, 144A
4.375%	05/15/26	EUR	294	343,161

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Colfax Corp.,
Gtd. Notes
3.250%	05/15/25	EUR	153	$175,323
Comcast Corp.,
Gtd. Notes
2.800%	01/15/51		59	56,242
Gtd. Notes, 144A
2.937%	11/01/56		35	33,339
CommonSpirit Health,
Sr. Sec’d. Notes
2.782%	10/01/30		395	405,054
3.910%	10/01/50		76	84,756
Continental Resources, Inc.,
Gtd. Notes, 144A
2.875%	04/01/32		190	185,936
5.750%	01/15/31		140	165,021
Cox Communications, Inc.,
Gtd. Notes, 144A
1.800%	10/01/30		319	299,732
2.950%	10/01/50		9	8,464
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.300%	07/01/30		92	97,217
CVS Health Corp.,
Sr. Unsec’d. Notes
3.750%	04/01/30		9	9,883
4.125%	04/01/40		63	72,128
4.780%	03/25/38		23	28,025
DCP Midstream Operating LP,
Gtd. Notes
5.625%	07/15/27		125	141,882
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes
4.900%	10/01/26		53	59,746
6.020%	06/15/26		195	225,957
6.200%	07/15/30		32	40,450
8.350%	07/15/46		44	73,689
Delta Air Lines, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	05/01/25		151	172,795
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		307	386,480
5.850%	12/15/25		65	74,367
7.875%	09/30/31		20	28,290
Digital Dutch Finco BV,
Gtd. Notes
1.000%	01/15/32		EUR 200	220,906
Digital Euro Finco LLC,
Gtd. Notes
2.500%	01/16/26		EUR 227	279,173
Discovery Communications LLC,
Gtd. Notes
4.125%	05/15/29		451	497,459
4.650%	05/15/50		54	63,543
5.200%	09/20/47		185	228,759
5.300%	05/15/49		80	101,150

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
DISH DBS Corp.,
Sr. Sec’d. Notes, 144A
5.250%	12/01/26		196	$199,091
5.750%	12/01/28		134	135,488
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25		119	127,896
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		250	279,653
Sr. Unsec’d. Notes, Series C
2.250%	08/15/31		100	97,954
3.375%	04/01/30		92	97,992
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.493%	11/15/25		160	176,794
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
2.950%	02/15/51		82	77,822
Enbridge Energy Partners LP,
Gtd. Notes
7.375%	10/15/45		239	372,654
Energy Transfer LP,
Sr. Unsec’d. Notes
5.250%	04/15/29		29	33,318
5.300%	04/01/44		47	53,824
5.500%	06/01/27		66	75,435
6.250%	04/15/49		401	524,400
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29		142	150,842
3.300%	02/15/53		20	19,937
3.750%	02/15/25		66	70,276
EQT Corp.,
Sr. Unsec’d. Notes
6.625%	02/01/25		55	62,026
Sr. Unsec’d. Notes, 144A
3.625%	05/15/31		81	84,518
Essential Properties LP,
Gtd. Notes
2.950%	07/15/31		211	208,181
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46		183	220,848
5.100%	06/15/45		85	110,067
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A
5.250%	05/15/26		125	137,312
FedEx Corp.,
Gtd. Notes
0.450%	05/04/29	EUR	335	375,288
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.625%	12/03/25	EUR	197	227,017
1.000%	12/03/28	EUR	196	227,004
Sr. Unsec’d. Notes, Series 30Y
4.750%	05/15/48		34	42,492

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Fifth Third Bancorp,
Jr. Sub. Notes, Series L
4.500%(ff)	09/30/25(oo)		55	$58,032
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.339%	03/28/22		200	200,553
Sr. Unsec’d. Notes, EMTN
3.250%	09/15/25	EUR	109	133,061
Freeport-McMoRan, Inc.,
Gtd. Notes
4.625%	08/01/30		139	149,053
General Electric Co.,
Sr. Unsec’d. Notes
1.875%	05/28/27	EUR	200	245,553
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23		215	228,402
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
1.500%	06/10/26(a)		352	346,552
2.350%	01/08/31		156	151,494
5.650%	01/17/29		47	55,795
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40		47	45,062
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.250%	01/15/32		112	112,572
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(oo)		109	110,534
Sr. Unsec’d. Notes
1.948%(ff)	10/21/27		85	84,718
1.992%(ff)	01/27/32		116	111,025
2.383%(ff)	07/21/32		341	335,787
2.650%(ff)	10/21/32		25	25,166
3.210%(ff)	04/22/42		76	78,683
3.375%	03/27/25	EUR	501	628,554
3.850%	01/26/27		235	253,015
4.223%(ff)	05/01/29		157	174,466
Sr. Unsec’d. Notes, EMTN
1.250%	05/01/25	EUR	162	189,231
1.500%	12/07/27	GBP	175	231,825
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A
3.350%	06/08/25		236	247,291
Harley-Davidson, Inc.,
Sr. Unsec’d. Notes
3.500%	07/28/25		101	106,505
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49		50	54,722
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		224	246,124
Sr. Sec’d. Notes
5.250%	04/15/25		89	98,602

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		177	$193,077
5.600%	02/15/41		35	43,222
7.300%	08/15/31		105	140,358
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
4.450%	10/02/23		106	111,893
6.350%	10/15/45		53	70,974
Hillenbrand, Inc.,
Gtd. Notes
3.750%	03/01/31		140	140,339
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series I
3.500%	09/15/30		128	131,445
Sr. Unsec’d. Notes, Series J
2.900%	12/15/31		211	204,073
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.650%	09/17/26(a)		500	490,374
Ingevity Corp.,
Gtd. Notes, 144A
3.875%	11/01/28		147	143,343
Intel Corp.,
Sr. Unsec’d. Notes
2.000%	08/12/31		70	69,550
3.050%	08/12/51		10	10,256
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
0.700%	06/15/23		889	888,246
1.850%	09/15/32		24	23,024
3.000%	06/15/50		73	73,764
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes
1.800%	09/25/26	EUR	110	132,672
Sr. Unsec’d. Notes, 144A
1.230%	10/01/25		95	93,050
IQVIA, Inc.,
Gtd. Notes, 144A
2.250%	03/15/29	EUR	100	113,484
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.875%	12/15/27		141	144,693
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
3.599%(c)	04/30/22(oo)		64	64,169
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%
3.534%(c)	04/01/22(oo)		31	31,015
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%
3.932%(c)	02/01/22(oo)		52	52,071
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26	GBP	300	397,877
2.580%(ff)	04/22/32		65	65,810
3.702%(ff)	05/06/30		245	267,244
4.452%(ff)	12/05/29		142	161,150
Sr. Unsec’d. Notes, EMTN
1.090%(ff)	03/11/27	EUR	200	234,356

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
JPMorgan Chase Bank NA,
Unsec’d. Notes, 144A, EMTN
7.500%(cc)	06/17/35	IDR	3,634,000	$267,084
Unsec’d. Notes, 144A, MTN
7.000%	05/17/27	IDR	2,772,000	208,489
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24		18	19,105
Kraft Heinz Foods Co.,
Gtd. Notes
3.875%	05/15/27		132	142,572
Kyndryl Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
2.050%	10/15/26		211	205,760
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.500%	08/18/26		155	156,899
3.900%	08/08/29		195	196,119
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A
3.500%	03/01/31		97	98,912
Liberty Mutual Group, Inc.,
Gtd. Notes
3.625%(ff)	05/23/59	EUR	174	204,291
Lithia Motors, Inc.,
Gtd. Notes, 144A
4.375%	01/15/31		130	138,816
LPL Holdings, Inc.,
Gtd. Notes, 144A
4.000%	03/15/29		140	143,629
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	01/15/29		186	180,371
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
6.500%	03/01/41		61	84,134
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series AA
4.650%	12/01/28		106	118,939
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31		113	112,256
3.200%	07/15/51		63	63,809
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		140	138,842
MasTec, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28		195	202,957
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27		129	138,686
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43		232	292,710

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Medtronic Global Holdings SCA,
Gtd. Notes
0.250%	07/02/25	EUR	100	$114,613
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.700%	06/10/27		100	100,666
1.900%	12/10/28		70	70,305
2.150%	12/10/31		50	50,150
2.750%	12/10/51		20	19,900
Microchip Technology, Inc.,
Sr. Sec’d. Notes
0.972%	02/15/24		50	49,575
4.333%	06/01/23		625	651,629
Sr. Sec’d. Notes, 144A
0.983%	09/01/24		25	24,565
Micron Technology, Inc.,
Sr. Unsec’d. Notes
2.703%	04/15/32		115	115,467
4.663%	02/15/30		100	115,021
Microsoft Corp.,
Sr. Unsec’d. Notes
2.675%	06/01/60		53	52,774
3.041%	03/17/62		127	136,736
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
0.250%	09/09/29	EUR	199	221,305
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.375%	03/17/41	EUR	100	110,761
Moody’s Corp.,
Sr. Unsec’d. Notes
3.100%	11/29/61		160	159,038
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
3.734%(c)	01/18/22(oo)		14	14,005
Sr. Unsec’d. Notes
0.406%(ff)	10/29/27	EUR	262	296,390
Sr. Unsec’d. Notes, MTN
3.622%(ff)	04/01/31		388	423,250
Sub. Notes
2.484%(ff)	09/16/36		475	457,222
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		214	213,255
MPLX LP,
Sr. Unsec’d. Notes
3.500%	12/01/22		59	60,253
4.125%	03/01/27		139	152,095
4.500%	04/15/38		72	81,014
5.500%	02/15/49		29	37,087
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.692%	06/05/28	GBP	145	205,205
4.625%	08/01/29		134	141,264
MSCI, Inc.,
Gtd. Notes, 144A
3.625%	09/01/30		135	138,570

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Mueller Water Products, Inc.,
Gtd. Notes, 144A
4.000%	06/15/29		135	$136,772
Nasdaq, Inc.,
Sr. Unsec’d. Notes
2.500%	12/21/40		53	49,059
3.250%	04/28/50		92	93,664
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
9.375%	08/15/39		65	112,310
Netflix, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/27	EUR	130	169,950
4.625%	05/15/29	EUR	124	176,275
4.875%	04/15/28		120	137,098
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.700%	04/01/26		138	150,515
4.875%	06/01/25		34	36,997
Newmont Corp.,
Gtd. Notes
2.600%	07/15/32		100	100,265
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.900%	06/15/28		80	79,398
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		103	102,765
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25		284	296,411
5.150%	05/01/40		163	210,971
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28		153	151,420
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
5.550%	03/15/26		24	26,715
Office Properties Income Trust,
Sr. Unsec’d. Notes
3.450%	10/15/31		93	90,319
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A
3.875%	10/01/28	EUR	108	123,283
ONE Gas, Inc.,
Sr. Unsec’d. Notes
1.100%	03/11/24		211	209,320
ONEOK, Inc.,
Gtd. Notes
5.200%	07/15/48		5	6,060
6.350%	01/15/31		84	105,891
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/22		505	506,994
2.875%	03/25/31		75	75,376
3.600%	04/01/50		73	71,490
3.950%	03/25/51		283	294,480

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28		313	$320,929
Ovintiv, Inc.,
Gtd. Notes
6.500%	08/15/34		105	135,003
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
0.900%	11/08/24(a)		150	148,977
Pacific Gas & Electric Co.,
First Mortgage
2.500%	02/01/31		66	62,876
3.000%	06/15/28		113	113,222
3.300%	08/01/40		29	26,984
3.500%	08/01/50		47	43,938
Sr. Sec’d. Notes
3.250%	06/01/31		85	85,386
Paysafe Finance PLC/Paysafe Holdings US Corp.,
Sr. Sec’d. Notes, 144A
3.000%	06/15/29	EUR	236	253,463
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23		119	121,166
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.700%	05/28/50		61	61,435
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.125%	01/15/26		29	28,208
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29		23	23,919
3.800%	09/15/30		98	103,162
PNC Financial Services Group, Inc. (The),
Jr. Sub. Notes, Series O, 3 Month LIBOR + 3.678%
3.810%(c)	02/01/22(oo)		26	25,977
PRA Health Sciences, Inc.,
Sr. Sec’d. Notes, 144A
2.875%	07/15/26		200	200,926
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30		188	185,920
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		100	99,192
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/32		110	109,958
Realty Income Corp.,
Sr. Unsec’d. Notes
3.400%	01/15/28		66	71,236
4.625%	11/01/25		224	248,464
Royalty Pharma PLC,
Gtd. Notes
2.200%	09/02/30		106	102,655
3.300%	09/02/40		18	17,945

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	03/01/25		224	$248,781
salesforce.com, Inc.,
Sr. Unsec’d. Notes
1.500%	07/15/28		210	207,588
1.950%	07/15/31		45	44,570
2.700%	07/15/41		18	17,952
2.900%	07/15/51		15	15,293
3.050%	07/15/61		35	36,043
Seagate HDD Cayman,
Gtd. Notes
3.375%	07/15/31		64	62,300
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
3.125%	09/01/26		50	49,986
3.875%	09/01/31		52	51,102
SLM Corp.,
Sr. Unsec’d. Notes
4.200%	10/29/25		177	185,391
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		74	89,610
Sprint Communications, Inc.,
Gtd. Notes
6.000%	11/15/22		23	23,926
Staples, Inc.,
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27		89	83,832
Synchrony Financial,
Sr. Unsec’d. Notes
2.875%	10/28/31		192	191,509
3.950%	12/01/27		112	120,421
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
6.875%	01/15/29		125	139,874
Teledyne Technologies, Inc.,
Sr. Unsec’d. Notes
0.950%	04/01/24		211	208,913
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26		20	20,433
Thermo Fisher Scientific Finance I BV,
Gtd. Notes
0.000%	11/18/25	EUR	125	141,778
0.800%	10/18/30	EUR	160	183,406
1.625%	10/18/41	EUR	110	127,516
T-Mobile USA, Inc.,
Gtd. Notes
2.625%	04/15/26		136	136,976
2.875%	02/15/31		82	80,957
3.375%	04/15/29		257	262,195
4.750%	02/01/28		18	18,949
Sr. Sec’d. Notes
2.250%	11/15/31		78	75,677
3.300%	02/15/51		104	101,532
3.500%	04/15/25		89	94,316

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
3.750%	04/15/27		266	$288,021
TransDigm, Inc.,
Gtd. Notes
5.500%	11/15/27		207	213,334
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		191	198,475
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40		92	90,122
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.950%	03/10/52		60	60,859
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.750%	07/15/45		17	22,246
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		125	127,288
Upjohn Finance BV,
Gtd. Notes
1.908%	06/23/32	EUR	106	126,274
Valero Energy Corp.,
Sr. Unsec’d. Notes
6.625%	06/15/37		54	73,037
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29		158	164,464
VeriSign, Inc.,
Sr. Unsec’d. Notes
2.700%	06/15/31		60	60,406
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
0.875%	03/19/32	EUR	187	211,019
2.650%	11/20/40		112	106,304
2.850%	09/03/41		65	64,179
3.550%	03/22/51		18	19,396
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
4.750%	05/15/25		113	124,044
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		135	137,649
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50		15	13,805
Vornado Realty LP,
Sr. Unsec’d. Notes
3.400%	06/01/31		169	174,153
Voya Financial, Inc.,
Gtd. Notes
5.650%(ff)	05/15/53		224	232,920
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
0.950%	11/17/23		275	274,765
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31		60	59,417

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
2.000%	04/27/26	EUR	231	$280,221
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26		125	136,651
Sr. Unsec’d. Notes
2.850%	02/01/29		93	93,880
3.100%	02/01/32		104	104,749
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30		272	290,528
3.600%	03/15/22		539	539,522
3.750%	06/15/27		78	84,275
4.500%	11/15/23		2	2,108
4.550%	06/24/24		160	171,461
WPC Eurobond BV,
Gtd. Notes
1.350%	04/15/28	EUR	215	248,237
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.500%	12/01/49		80	85,898

				56,001,845

Venezuela — 0.1%
Petroleos de Venezuela SA,
Gtd. Notes
5.375%	04/12/27(d)		1,800	76,492
6.000%	10/28/22(d)		11,730	318,527

				395,019

TOTAL CORPORATE BONDS (cost $136,937,250)				131,358,502

MUNICIPAL BONDS — 0.3%
California — 0.1%
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.398%	05/15/31		105	132,589
6.548%	05/15/48		60	93,228
University of California,
Taxable, Revenue Bonds, Series BG
1.316%	05/15/27		175	171,827
1.614%	05/15/30		170	164,752

				562,396

New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40		109	177,372

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31		135	170,087

Interest Rate	Maturity Date	Principal Amount (000)#		Value

MUNICIPAL BONDS (continued)
New York (cont’d.)
Taxable, Revenue Bonds, BABs, Series E
6.814%	11/15/40		35	$50,082

				220,169

North Carolina — 0.1%
North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, Series 2012-01, Class A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
0.903%(c)	07/25/39		357	356,125

TOTAL MUNICIPAL BONDS (cost $1,276,736)				1,316,062

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.7%
Bermuda — 0.4%
Bellemeade Re Ltd.,
Series 2019-01A, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.852%(c)	03/25/29		174	173,638
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
1.702%(c)	07/25/29		136	136,563
Series 2019-03A, Class M1C, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
2.052%(c)	07/25/29		187	187,322
Series 2019-04A, Class M1C, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.602%(c)	10/25/29		181	180,557
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.702%(c)	06/25/30		11	10,853
Series 2021-02A, Class M1B, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 1.500%)
1.550%(c)	06/25/31		224	223,444
Series 2021-03A, Class A2, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
1.050%(c)	09/25/31		181	179,093
Home Re Ltd.,
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)
3.352%(c)	10/25/30		613	614,501
Radnor Re Ltd.,
Series 2019-02, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
1.852%(c)	06/25/29		199	199,547

				1,905,518

United Kingdom — 0.1%
London Wall Mortgage Capital PLC,
Series 2017-FL01, Class A, 3 Month GBP LIBOR + 0.850% (Cap N/A, Floor 0.000%)
0.952%(c)	11/15/49	GBP	46	61,833
Precise Mortgage Funding PLC,
Series 2017-01B, Class A, 3 Month GBP LIBOR + 0.750% (Cap N/A, Floor 0.000%)
0.845%(c)	03/12/54	GBP	167	226,148

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United Kingdom (cont’d.)
Stratton Mortgage Funding PLC,
Series 2019-01, Class A, SONIA + 1.200% (Cap N/A, Floor 0.000%)
1.250%(c)	05/25/51	GBP	160	$217,744

				505,725

United States — 2.2%
Alternative Loan Trust,
Series 2005-50CB, Class 1A1
5.500%	11/25/35		22	20,804
Series 2007-16CB, Class 1A2, 1 Month LIBOR + 0.400% (Cap 6.000%, Floor 0.400%)
0.502%(c)	08/25/37		52	36,360
Citigroup Mortgage Loan Trust,
Series 2007-AR05, Class 1A2A
3.011%(cc)	04/25/37		43	41,259
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 0.000%)
2.502%(c)	04/25/31		24	23,710
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
2.403%(c)	08/25/31		50	50,071
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
2.253%(c)	09/25/31		41	40,827
Series 2019-R05, Class 1M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.103%(c)	07/25/39		7	6,882
Series 2019-R06, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.202%(c)	09/25/39		14	14,429
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.203%(c)	10/25/39		23	22,854
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)
2.153%(c)	01/25/40		65	65,534
Series 2020-R02, Class 2M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
2.103%(c)	01/25/40		98	98,564
Series 2021-R01, Class 1B2, 144A, 30 Day Average SOFR + 6.000% (Cap N/A, Floor 0.000%)
6.050%(c)	10/25/41		108	110,429
Series 2021-R03, Class 1B1, 144A, 30 Day Average SOFR + 2.750% (Cap N/A, Floor 2.750%)
2.800%(c)	12/25/41		77	77,072
Series 2021-R03, Class 1M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)
1.700%(c)	12/25/41		269	268,946
Credit Suisse Mortgage Trust,
Series 2021-NQM08, Class A1, 144A
1.841%(cc)	10/25/66		100	99,917
Fannie Mae Connecticut Avenue Securities,
Series 2013-C01, Class M2, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.353%(c)	10/25/23		15	16,077

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2014-C01, Class M2, 1 Month LIBOR + 4.400% (Cap N/A, Floor 0.000%)
4.503%(c)	01/25/24	36	$37,262
Series 2014-C02, Class 1M2, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.703%(c)	05/25/24	79	80,521
Series 2014-C04, Class 2M2, 1 Month LIBOR + 5.000% (Cap N/A, Floor 0.000%)
5.103%(c)	11/25/24	34	33,950
Series 2015-C02, Class 1M2, 1 Month LIBOR + 4.000% (Cap N/A, Floor 0.000%)
4.103%(c)	05/25/25	22	22,768
Series 2015-C03, Class 1M2, 1 Month LIBOR + 5.000% (Cap N/A, Floor 0.000%)
5.103%(c)	07/25/25	23	23,363
Series 2015-C03, Class 2M2, 1 Month LIBOR + 5.000% (Cap N/A, Floor 0.000%)
5.103%(c)	07/25/25	14	13,728
Series 2015-C04, Class 2M2, 1 Month LIBOR + 5.550% (Cap N/A, Floor 0.000%)
5.653%(c)	04/25/28	83	86,628
Series 2016-C01, Class 1M2, 1 Month LIBOR + 6.750% (Cap N/A, Floor 0.000%)
6.853%(c)	08/25/28	48	50,753
Series 2016-C01, Class 2M2, 1 Month LIBOR + 6.950% (Cap N/A, Floor 0.000%)
7.053%(c)	08/25/28	21	22,165
Series 2016-C02, Class 1M2, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.103%(c)	09/25/28	70	72,125
Series 2018-C01, Class 1B1, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
3.653%(c)	07/25/30	25	25,724
Series 2018-C01, Class 1M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
2.353%(c)	07/25/30	60	60,539
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
2.253%(c)	10/25/30	31	31,836
Series 2021-R02, Class 2B1, 144A, 30 Day Average SOFR + 3.300% (Cap N/A, Floor 0.000%)
3.350%(c)	11/25/41	210	211,571
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
2.050%(c)	11/25/41	148	148,553
Fannie Mae REMICS,
Series 2012-88, Class SB, IO, 1 Month LIBOR x (1) + 6.670% (Cap 6.670%, Floor 0.000%)
6.568%(c)	07/25/42	57	9,956
Series 2016-01, Class SJ, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.048%(c)	02/25/46	52	9,853
Series 2017-91, Class GS, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
6.048%(c)	11/25/47	400	66,636

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2018-55, Class SB, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.098%(c)	08/25/48	125	$20,214
Series 2020-49, Class IO, IO
4.000%	07/25/50	69	10,945
Series 2020-49, Class KS, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.998%(c)	07/25/50	2,202	478,067
Series 2020-62, Class GI, IO
4.000%	06/25/48	1,721	310,581
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
3.403%(c)	10/25/27	95	96,687
Series 2015-DNA03, Class M3, 1 Month LIBOR + 4.700% (Cap N/A, Floor 4.700%)
4.803%(c)	04/25/28	235	242,563
Series 2015-HQA02, Class M3, 1 Month LIBOR + 4.800% (Cap N/A, Floor 0.000%)
4.903%(c)	05/25/28	271	278,440
Series 2016-DNA03, Class M3, 1 Month LIBOR + 5.000% (Cap N/A, Floor 0.000%)
5.103%(c)	12/25/28	247	257,361
Series 2016-DNA04, Class M3, 1 Month LIBOR + 3.800% (Cap N/A, Floor 3.800%)
3.903%(c)	03/25/29	298	307,455
Series 2016-HQA01, Class M3, 1 Month LIBOR + 6.350% (Cap N/A, Floor 0.000%)
6.453%(c)	09/25/28	152	159,008
Series 2017-HQA02, Class M2B, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
2.753%(c)	12/25/29	378	387,579
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
4.050%(c)	11/25/50	375	391,590
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
2.650%(c)	11/25/50	54	55,001
Series 2021-DNA07, Class B1, 144A, 30 Day Average SOFR + 3.650% (Cap N/A, Floor 0.000%)
3.700%(c)	11/25/41	96	97,494
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
1.850%(c)	11/25/41	339	340,286
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class M2, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
1.803%(c)	01/25/50	206	206,571
Series 2020-DNA02, Class B1, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
2.603%(c)	02/25/50	73	73,136
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
1.953%(c)	02/25/50	150	150,726

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)
3.103%(c)	06/25/50	5	$4,891
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
6.103%(c)	08/25/50	224	235,657
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)
3.853%(c)	08/25/50	197	197,961
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
4.850%(c)	10/25/50	283	299,594
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
5.353%(c)	09/25/50	111	115,609
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
3.253%(c)	09/25/50	49	49,008
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
3.450%(c)	10/25/41	199	200,248
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
3.050%(c)	08/25/33	226	226,551
Series 2021-HQA02, Class M2, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 0.000%)
2.100%(c)	12/25/33	140	140,266
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
2.400%(c)	12/25/41	337	338,075
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
2.203%(c)	09/25/48	220	221,996
Series 2019-DNA03, Class M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 0.000%)
2.153%(c)	07/25/49	22	21,872
Series 2019-DNA04, Class M2, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
2.053%(c)	10/25/49	15	14,573
Freddie Mac REMICS,
Series 3933, Class SK, IO, 1 Month LIBOR x (1) + 5.950% (Cap 5.950%, Floor 0.000%)
5.840%(c)	10/15/41	240	46,424
Series 4059, Class SP, IO, 1 Month LIBOR x (1) + 6.550% (Cap 6.550%, Floor 0.000%)
6.440%(c)	06/15/42	67	11,949
Series 4314, Class SE, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.940%(c)	03/15/44	70	11,485
Series 4473, Class AS, IO, 1 Month LIBOR x (1) + 5.600% (Cap 5.600%, Floor 0.000%)
5.490%(c)	05/15/45	57	8,905
Series 4583, Class ST, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
5.890%(c)	05/15/46	123	20,208

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 4905, Class SA, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.998%(c)	08/25/49	742	$125,998
Series 4980, Class KI, IO
4.500%	06/25/50	316	46,776
Series 4989, Class EI, IO
4.000%	07/25/50	395	61,338
Series 4991, Class IE, IO
5.000%	07/25/50	72	12,149
Series 5009, Class DI, IO
2.000%	09/25/50	318	37,122
Series 5020, Class IH, IO
3.000%	08/25/50	189	29,276
Government National Mortgage Assoc.,
Series 2010-09, Class XD, IO, 1 Month LIBOR x (1) + 6.600% (Cap 6.600%, Floor 0.000%)
6.493%(c)	01/16/40	71	11,265
Series 2013-124, Class CS, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.946%(c)	08/20/43	126	20,768
Series 2014-117, Class SJ, IO, 1 Month LIBOR x (1) + 5.600% (Cap 5.600%, Floor 0.000%)
5.496%(c)	08/20/44	353	53,975
Series 2015-111, Class IM, IO
4.000%	08/20/45	68	6,562
Series 2015-111, Class IW, IO
4.000%	06/20/45	171	12,466
Series 2015-111, Class SM, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.096%(c)	08/20/45	59	9,812
Series 2015-144, Class QS, IO, 1 Month LIBOR x (1) + 5.700% (Cap 5.700%, Floor 0.000%)
5.596%(c)	10/20/45	51	7,828
Series 2016-01, Class ST, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.096%(c)	01/20/46	55	8,740
Series 2016-027, Class IA, IO
4.000%	06/20/45	124	9,180
Series 2016-088, Class S, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.096%(c)	01/20/46	369	59,010
Series 2016-109, Class IH, IO
4.000%	10/20/45	76	7,693
Series 2018-067, Class PS, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
6.096%(c)	05/20/48	52	7,363
Series 2019-006, Class SA, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.946%(c)	01/20/49	56	8,440
Series 2019-069, Class S, IO, 1 Month LIBOR x (1) + 3.270% (Cap 3.270%, Floor 0.000%)
3.166%(c)	06/20/49	559	46,227
Series 2019-078, Class SE, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
5.996%(c)	06/20/49	73	10,055

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2019-151, Class NI, IO
3.500%	10/20/49	205	$17,044
Series 2019-153, Class EI, IO
4.000%	12/20/49	125	16,648
Series 2020-021, Class SA, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.946%(c)	02/20/50	384	60,316
Series 2020-061, Class GI, IO
5.000%	05/20/50	83	9,784
Series 2020-061, Class SF, IO, 1 Month LIBOR x (1) + 6.440% (Cap 6.440%, Floor 0.000%)
6.336%(c)	07/20/43	162	28,719
Series 2020-061, Class SW, IO, 1 Month LIBOR x (1) + 6.050% (Cap 6.050%, Floor 0.000%)
5.946%(c)	08/20/49	210	27,974
Series 2020-079, Class AI, IO
4.000%	06/20/50	64	7,708
GreenPoint MTA Trust,
Series 2005-AR01, Class A2, 1 Month LIBOR + 0.440% (Cap 10.500%, Floor 0.440%)
0.542%(c)	06/25/45	95	90,545
Impac Secured Assets Trust,
Series 2007-01, Class A2, 1 Month LIBOR + 0.160% (Cap 11.500%, Floor 0.160%)
0.262%(c)	03/25/37	22	22,235
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR08, Class A3A, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
0.562%(c)	07/25/46	67	70,957
JPMorgan Madison Avenue Securities Trust,
Series 2014-CH01, Class M2, 144A, 1 Month LIBOR + 4.250% (Cap N/A, Floor 4.250%)
4.353%(c)	11/25/24	20	19,923
JPMorgan Mortgage Trust,
Series 2021-06, Class A3, 144A
2.500%(cc)	10/25/51	191	190,803
Series 2021-LTV02, Class A1, 144A
2.520%(cc)	05/25/52	261	261,153
Lehman XS Trust,
Series 2005-07N, Class 1A1A, 1 Month LIBOR + 0.540% (Cap N/A, Floor 0.540%)
0.642%(c)	12/25/35	93	91,661
Mill City Mortgage Loan Trust,
Series 2019-GS02, Class A1, 144A
2.750%(cc)	08/25/59	68	69,509
PMT Credit Risk Transfer Trust,
Series 2019-01R, Class A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
2.102%(c)	03/27/24	57	56,779
Series 2019-02R, Class A, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
2.852%(c)	05/27/23	128	126,738
Series 2019-03R, Class A, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 2.700%)
2.802%(c)	10/27/22	55	55,102

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Residential Accredit Loans Trust,
Series 2006-QO10, Class A1, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
0.422%(c)	01/25/37		68	$65,431
Series 2007-QA05, Class 2A1
5.881%(cc)	09/25/37		73	60,955
Series 2007-QH08, Class A
1.010%(cc)	10/25/37		59	58,463
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-19XS, Class 1A1, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
0.422%(c)	10/25/35		50	49,645
Structured Asset Mortgage Investments Trust,
Series 2006-AR01, Class 2A1, 1 Month LIBOR + 0.460% (Cap 10.500%, Floor 0.460%)
0.562%(c)	02/25/36		8	8,039
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2006-AR11, Class 2A, Cost of Funds for the 11th District of San Francisco + 1.500% (Cap N/A, Floor 1.500%)
1.725%(c)	09/25/46		73	74,001

				10,162,817

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $12,714,333)				12,574,060

SOVEREIGN BONDS — 33.9%
Australia — 2.1%
Australia Government Bond,
Bonds, Series 163
1.000%	11/21/31	AUD	366	250,074
Sr. Unsec’d. Notes, Series 144
3.750%	04/21/37	AUD	654	583,782
Sr. Unsec’d. Notes, Series 145
2.750%	06/21/35	AUD	1,428	1,145,979
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	2,105	1,702,973
Sr. Unsec’d. Notes, Series 156
2.750%	05/21/41	AUD	1,090	850,125
Sr. Unsec’d. Notes, Series 159
0.250%	11/21/24	AUD	743	530,468
Sr. Unsec’d. Notes, Series 161
0.250%	11/21/25	AUD	1,895	1,327,642
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	1,173	735,913
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	843	589,990
Sr. Unsec’d. Notes, Series 30CI
2.500%	09/20/30	AUD	1,203	1,407,387
Queensland Treasury Corp.,
Local Gov’t. Gtd. Notes
2.500%	03/06/29	AUD	661	503,843

				9,628,176

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Austria — 0.4%
Republic of Austria Government Bond,
Sr. Unsec’d. Notes, 144A
0.500%	02/20/29	EUR	824	$980,117
0.750%	10/20/26	EUR	214	256,759
0.750%	03/20/51	EUR	79	92,199
0.850%	06/30/2120	EUR	187	185,095
2.100%	09/20/2117	EUR	59	102,737
2.400%	05/23/34	EUR	250	361,171

				1,978,078

Bahrain — 0.1%
Bahrain Government International Bond,
Sr. Unsec’d. Notes, 144A
7.375%	05/14/30		260	288,311

Belgium — 0.6%
Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes, Series 71
3.750%	06/22/45	EUR	326	608,001
Sr. Unsec’d. Notes, Series 76, 144A
1.900%	06/22/38	EUR	570	788,310
Sr. Unsec’d. Notes, Series 87, 144A
0.900%	06/22/29	EUR	390	477,245
Sr. Unsec’d. Notes, Series 88, 144A
1.700%	06/22/50	EUR	187	254,175
Unsec’d. Notes, Series 60, 144A
4.250%	03/28/41	EUR	139	260,671
Unsec’d. Notes, Series 91, 144A
0.000%	10/22/27	EUR	198	229,095

				2,617,497

Canada — 2.5%
Canada Housing Trust No 1,
Gov’t. Gtd. Notes, 144A
2.100%	09/15/29	CAD	670	543,764
Canadian Government Bond,
Bonds
0.250%	04/01/24	CAD	858	666,675
0.250%	03/01/26	CAD	922	700,352
0.500%	12/01/30	CAD	625	457,244
1.500%	06/01/23	CAD	1,258	1,003,637
2.000%	12/01/51	CAD	1,391	1,183,128
2.750%	12/01/48	CAD	3	2,924
3.500%	12/01/45	CAD	524	563,470
Province of Alberta,
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	296	250,097
Unsec’d. Notes
0.625%	04/18/25	EUR	813	947,649
Province of British Columbia,
Debentures
4.700%	06/18/37	CAD	119	123,015
Province of Ontario,
Notes
4.650%	06/02/41	CAD	281	297,333
Sr. Unsec’d. Notes
2.500%	04/27/26		243	254,168

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

			Principal
Interest	Maturity		Amount
Rate	Date		(000)#		Value

SOVEREIGN BONDS (continued)
Canada (cont’d.)
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26		GBP	1,511	$1,946,903
Unsec’d. Notes
3.450%	06/02/45		CAD	500	463,655
Province of Quebec,
Sr. Unsec’d. Notes
2.750%	04/12/27	(a)		234	248,721
Unsec’d. Notes
3.000%	09/01/23		CAD	2,165	1,766,788
3.500%	12/01/45		CAD	212	199,782

					11,619,305

Chile — 0.1%
Chile Government International Bond,
Sr. Unsec’d. Notes
2.550%	07/27/33			400	389,295

China — 0.3%
China Government Bond,
Bonds
3.390%	03/16/50		CNH	8,040	1,257,048

Colombia — 0.1%
Colombia Government International Bond,
Sr. Unsec’d. Notes
3.875%	04/25/27			275	276,620
Colombian TES,
Bonds, Series B
5.750%	11/03/27		COP	703,000	156,156

					432,776

Croatia — 0.1%
Croatia Government International Bond,
Sr. Unsec’d. Notes
1.125%	06/19/29		EUR	250	289,793
Unsec’d. Notes
1.500%	06/17/31		EUR	169	199,081

					488,874

Czech Republic — 0.1%
Czech Republic Government Bond,
Bonds, Series 078
2.500%	08/25/28		CZK	7,640	336,647

Denmark — 0.1%
Denmark Government Bond,
Bonds
1.750%	11/15/25		DKK	1,954	323,911
4.500%	11/15/39		DKK	944	256,310

					580,221

Dominican Republic — 0.0%
Dominican Republic International Bond,
Sr. Unsec’d. Notes, 144A
6.400%	06/05/49			150	157,855

Ecuador — 0.0%
Ecuador Government International Bond,
Sr. Unsec’d. Notes, 144A
6.606%(s)	07/31/30			4	2,271

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

SOVEREIGN BONDS (continued)
Egypt — 0.1%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN
7.300%	09/30/33		200	$184,076

Finland — 0.1%
Finland Government Bond,
Sr. Unsec’d. Notes, 144A
0.250%	09/15/40	EUR	109	121,060
0.500%	09/15/29	EUR	2	2,383
0.875%	09/15/25	EUR	180	215,352

				338,795

France — 1.1%
Caisse d’Amortissement de la Dette Sociale,
Sr. Unsec’d. Notes, EMTN
0.125%	10/25/23	EUR	1,100	1,265,036
French Republic Government Bond OAT,
Bonds
0.000%	03/25/23	EUR	813	933,092
0.000%	02/25/26	EUR	804	929,642
0.000%	11/25/30	EUR	9	10,149
0.000%	11/25/31	EUR	918	1,024,898
3.250%	05/25/45	EUR	433	760,649
Unsec’d. Notes, 144A
1.500%	05/25/50	EUR	3	3,961

				4,927,427

Germany — 2.8%
Bundesobligation,
Bonds, Series 180
0.000%	10/18/24	EUR	1,113	1,290,538
Bonds, Series 184
0.000%	10/09/26	EUR	2,335	2,717,312
Bundesrepublik Deutschland Bundesanleihe,
Bonds
0.000%	08/15/29	EUR	805	939,285
0.000%	08/15/30	EUR	3,118	3,630,687
0.000%	05/15/36	EUR	1,107	1,257,581
0.000%	08/15/50	EUR	1,083	1,176,383
Bonds, Series G
0.000%	08/15/31	EUR	1,243	1,443,144
0.000%	08/15/50	EUR	271	297,328
State of North Rhine-Westphalia Germany,
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	248	349,249

				13,101,507

Hungary — 0.0%
Hungary Government Bond,
Bonds, Series 2025, Class B
5.500%	06/24/25	HUF	20,120	64,516
Bonds, Series 2030, Class A
3.000%	08/21/30	HUF	32,730	90,190

				154,706

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Indonesia — 0.4%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
1.000%	07/28/29	EUR	100	$111,912
3.375%	07/30/25	EUR	236	295,429
3.850%	10/15/30		450	505,930
Indonesia Treasury Bond,
Bonds, Series 059
7.000%	05/15/27	IDR	6,897,000	519,415
Bonds, Series 065
6.625%	05/15/33	IDR	3,172,000	224,135

				1,656,821

Ireland — 0.4%
Ireland Government Bond,
Sr. Unsec’d. Notes
0.200%	10/18/30	EUR	122	139,930
1.350%	03/18/31	EUR	267	338,493
Unsec’d. Notes
0.000%	10/18/31	EUR	918	1,020,710
0.900%	05/15/28	EUR	162	196,514
1.100%	05/15/29	EUR	218	268,372
1.500%	05/15/50	EUR	48	63,020

				2,027,039

Israel — 0.1%
Israel Government Bond,
Bonds, Series 0327
2.000%	03/31/27	ILS	999	345,020
Bonds, Series 0330
1.000%	03/31/30	ILS	94	30,169
Bonds, Series 0825
1.750%	08/31/25	ILS	317	107,251

				482,440

Italy — 3.7%
Italy Buoni Poliennali Del Tesoro,
Bonds
0.950%	03/15/23	EUR	2,978	3,445,587
6.000%	05/01/31	EUR	1,266	2,082,459
Bonds, 144A
2.800%	03/01/67	EUR	509	654,170
Sr. Unsec’d. Notes
0.000%	01/15/24	EUR	604	688,917
0.000%	08/15/24	EUR	432	491,386
0.000%	04/01/26	EUR	1,818	2,038,977
0.050%	01/15/23	EUR	3	3,434
0.250%	03/15/28	EUR	2,126	2,360,536
0.950%	09/15/27	EUR	2,889	3,359,009
Sr. Unsec’d. Notes, 144A
0.950%	12/01/31	EUR	726	809,703
1.500%	04/30/45	EUR	444	474,450
1.700%	09/01/51	EUR	64	68,271
3.100%	03/01/40	EUR	479	666,710

				17,143,609

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Ivory Coast — 0.1%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes
4.875%	01/30/32	EUR	100	$109,425
5.875%	10/17/31	EUR	128	149,631
6.125%	06/15/33		200	210,562

				469,618

Japan — 9.5%
Japan Finance Organization for Municipalities,
Sr. Unsec’d. Notes, GMTN
0.050%	02/12/27	EUR	301	341,616
Japan Government Five Year Bond,
Bonds, Series 141
0.100%	09/20/24	JPY	5,450	47,630
Japan Government Forty Year Bond,
Bonds, Series 09
0.400%	03/20/56	JPY	64,950	512,324
Bonds, Series 14
0.700%	03/20/61	JPY	67,750	581,393
Japan Government Ten Year Bond,
Bonds, Series 328
0.600%	03/20/23	JPY	331,900	2,909,448
Bonds, Series 337
0.300%	12/20/24	JPY	306,700	2,697,509
Bonds, Series 350
0.100%	03/20/28	JPY	14,200	124,732
Bonds, Series 354
0.100%	03/20/29	JPY	760,050	6,682,727
Bonds, Series 358
0.100%	03/20/30	JPY	236,100	2,073,146
Bonds, Series 359
0.100%	06/20/30	JPY	496,550	4,357,992
Bonds, Series 361
0.100%	12/20/30	JPY	41,150	360,436
Bonds, Series 363
0.100%	06/20/31	JPY	237,600	2,074,729
Bonds, Series 364
0.100%	09/20/31	JPY	310,000	2,702,820
Japan Government Thirty Year Bond,
Bonds, Series 30
2.300%	03/20/39	JPY	194,600	2,228,892
Bonds, Series 38
1.800%	03/20/43	JPY	101,350	1,109,184
Bonds, Series 51
0.300%	06/20/46	JPY	114,100	930,428
Bonds, Series 56
0.800%	09/20/47	JPY	145,100	1,319,071
Bonds, Series 65
0.400%	12/20/49	JPY	31,750	257,101
Bonds, Series 68
0.600%	09/20/50	JPY	188,600	1,608,566
Bonds, Series 72
0.700%	09/20/51	JPY	111,000	967,639
Japan Government Twenty Year Bond,
Bonds, Series 145
1.700%	06/20/33	JPY	33,150	338,525

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Japan (cont’d.)
Bonds, Series 152
1.200%	03/20/35		JPY	300	$2,936
Bonds, Series 157
0.200%	06/20/36		JPY	121,800	1,047,033
Bonds, Series 159
0.600%	12/20/36		JPY	48,900	443,683
Bonds, Series 162
0.600%	09/20/37		JPY	150	1,358
Bonds, Series 169
0.300%	06/20/39		JPY	44,750	382,367
Bonds, Series 170
0.300%	09/20/39		JPY	600	5,117
Bonds, Series 171
0.300%	12/20/39		JPY	77,800	662,300
Bonds, Series 176
0.500%	03/20/41		JPY	1,100	9,623
Bonds, Series 177
0.400%	06/20/41		JPY	264,050	2,266,832
Bonds, Series 178
0.500%	09/20/41		JPY	163,250	1,425,576
Japan Government Two Year Bond,
Bonds, Series 431
0.005%	12/01/23		JPY	386,650	3,367,709

					43,840,442

Malaysia — 0.2%
Malaysia Government Bond,
Bonds, Series 0307
3.502%	05/31/27		MYR	2,599	632,288
Bonds, Series 0310
4.498%	04/15/30		MYR	1,816	463,209

					1,095,497

Mexico — 0.4%
Mexican Bonos,
Bonds, Series M20
7.500%	06/03/27		MXN	10,834	530,841
Sr. Unsec’d. Notes, Series M
8.000%	12/07/23		MXN	6,348	314,525
Mexico Government International Bond,
Sr. Unsec’d. Notes
3.250%	04/16/30			200	205,624
4.280%	08/14/41			200	207,623
4.750%	04/27/32	(a)		331	374,327
Sr. Unsec’d. Notes, MTN
6.050%	01/11/40			100	124,439

					1,757,379

Netherlands — 0.3%
Netherlands Government Bond,
Bonds, 144A
0.000%	01/15/27		EUR	254	294,697
0.000%	07/15/31		EUR	154	175,897
0.000%	01/15/38		EUR	633	699,615
0.000%	01/15/52		EUR	104	107,808
0.250%	07/15/25		EUR	16	18,711

					1,296,728

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
New Zealand — 0.0%
New Zealand Government Bond,
Bonds, Series 0437
2.750%	04/15/37	NZD	179	$124,556

Nigeria — 0.1%
Nigeria Government International Bond,
Sr. Unsec’d. Notes
7.143%	02/23/30		200	196,271
7.696%	02/23/38		200	185,061

				381,332

Norway — 0.0%
Norway Government Bond,
Bonds, 144A, Series 478
1.500%	02/19/26	NOK	1,526	172,673

Panama — 0.1%
Panama Government International Bond,
Sr. Unsec’d. Notes
6.700%	01/26/36		265	354,858
Sr. Unsub. Notes
2.252%	09/29/32		300	285,273

				640,131

Peru — 0.0%
Peru Government Bond,
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	270	61,773
Peruvian Government International Bond,
Sr. Unsec’d. Notes
2.783%	01/23/31		112	111,514

				173,287

Philippines — 0.1%
Philippine Government International Bond,
Sr. Unsec’d. Notes
3.950%	01/20/40		200	223,920

Poland — 0.1%
Republic of Poland Government Bond,
Bonds, Series 0428
2.750%	04/25/28	PLN	438	102,442
Bonds, Series 0726
2.500%	07/25/26	PLN	961	224,501

				326,943

Portugal — 0.1%
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A
0.900%	10/12/35	EUR	116	134,404
1.950%	06/15/29	EUR	129	166,466
Unsec’d. Notes, 144A
0.700%	10/15/27	EUR	239	283,747

				584,617

Qatar — 0.1%
Qatar Government International Bond,
Sr. Unsec’d. Notes, 144A
4.000%	03/14/29		265	298,747

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Romania — 0.2%
Romanian Government International Bond,
Bonds, 144A
3.624%	05/26/30	EUR	45	$55,555
Sr. Unsec’d. Notes
3.000%	02/14/31		68	68,941
Sr. Unsec’d. Notes, 144A
4.000%	02/14/51		262	262,721
Sr. Unsec’d. Notes, 144A, MTN
2.000%	01/28/32	EUR	8	8,452
Sr. Unsec’d. Notes, EMTN
2.875%	03/11/29	EUR	14	16,949
3.375%	01/28/50	EUR	47	50,495
Unsec’d. Notes, 144A
2.000%	04/14/33	EUR	103	106,851
2.750%	04/14/41	EUR	14	14,236
Unsec’d. Notes, 144A, MTN
1.375%	12/02/29	EUR	324	352,282

				936,482

Russia — 0.1%
Russian Federal Bond - OFZ,
Bonds, Series 6207
8.150%	02/03/27	RUB	22,349	296,342
Bonds, Series 6212
7.050%	01/19/28	RUB	10,207	127,941

				424,283

Saudi Arabia — 0.1%
Saudi Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN
2.250%	02/02/33		625	610,310

Senegal — 0.1%
Senegal Government International Bond,
Sr. Unsec’d. Notes
6.250%	05/23/33		275	283,380

Singapore — 0.2%
Singapore Government Bond,
Bonds
2.750%	07/01/23	SGD	339	259,181
3.500%	03/01/27	SGD	513	419,513

				678,694

Slovenia — 0.0%
Slovenia Government Bond,
Bonds, Series RS76
3.125%	08/07/45	EUR	48	79,958

South Africa — 0.1%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes
4.300%	10/12/28		241	244,356
4.850%	09/30/29		233	240,515

				484,871

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
South Korea — 1.2%
Korea Treasury Bond,
Bonds, Series 2612
1.500%	12/10/26	KRW	135,280	$110,724
Bonds, Series 2912
1.375%	12/10/29	KRW	745,450	587,545
Bonds, Series 3012
1.500%	12/10/30	KRW	1,997,520	1,576,946
Bonds, Series 4412
2.750%	12/10/44	KRW	246,820	223,100
Bonds, Series 4803
2.625%	03/10/48	KRW	271,390	242,296
Bonds, Series 5003
1.500%	03/10/50	KRW	201,690	141,412
Sr. Unsec’d. Notes, Series 2303
0.750%	03/10/23	KRW	458,230	382,079
Sr. Unsec’d. Notes, Series 2603
1.250%	03/10/26	KRW	2,975,490	2,430,976

				5,695,078

Spain — 1.6%
Spain Government Bond,
Sr. Unsec’d. Notes
0.000%	05/31/24	EUR	754	867,225
0.000%	01/31/26	EUR	544	623,343
Sr. Unsec’d. Notes, 144A
0.100%	04/30/31	EUR	504	553,739
0.500%	10/31/31	EUR	889	1,005,860
1.000%	07/30/42	EUR	1,458	1,608,944
1.200%	10/31/40	EUR	359	413,278
1.500%	04/30/27	EUR	1,158	1,428,312
3.450%	07/30/66	EUR	232	396,920
4.200%	01/31/37	EUR	1	1,674
5.850%	01/31/22	EUR	4	4,577
Sr. Unsec’d. Notes, Series 30Y, 144A
2.700%	10/31/48	EUR	286	427,226

				7,331,098

Supranational Bank — 1.0%
European Financial Stability Facility,
Gov’t. Gtd. Notes, EMTN
0.875%	04/10/35	EUR	325	394,343
1.450%	09/05/40	EUR	393	520,913
European Union,
Sr. Unsec’d. Notes
0.400%	02/04/37	EUR	80	92,148
Sr. Unsec’d. Notes, EMTN
0.000%	07/06/26	EUR	1,483	1,713,191
0.000%	06/02/28	EUR	175	201,210
0.000%	07/04/35	EUR	599	652,210
0.200%	06/04/36	EUR	912	1,016,363
0.700%	07/06/51	EUR	168	196,786

				4,787,164

Sweden — 0.1%
Sweden Government Bond,
Bonds, Series 1062, 144A
0.125%	05/12/31	SEK	3,460	379,402

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Switzerland — 0.3%
Swiss Confederation Government Bond,
Bonds
1.500%	04/30/42	CHF	91	$129,974
3.250%	06/27/27	CHF	258	339,713
3.500%	04/08/33	CHF	155	238,916
4.000%	04/08/28	CHF	486	678,909

				1,387,512

Thailand — 0.3%
Thailand Government Bond,
Bonds
4.675%	06/29/44	THB	6,607	256,938
Sr. Unsec’d. Notes
1.585%	12/17/35	THB	2,260	61,912
1.875%	06/17/22	THB	13,624	410,399
2.000%	12/17/31	THB	13,600	410,840
3.650%	06/20/31	THB	4,785	164,798
4.875%	06/22/29	THB	2,409	88,500

				1,393,387

Turkey — 0.0%
Turkey Government International Bond,
Sr. Unsec’d. Notes
5.875%	06/26/31		200	177,608

Ukraine — 0.0%
Ukraine Government International Bond,
Sr. Unsec’d. Notes, 144A
7.253%	03/15/33		200	176,642

United Arab Emirates — 0.1%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN
3.875%	04/16/50		217	253,706

United Kingdom — 2.2%
United Kingdom Gilt,
Bonds
0.250%	07/31/31	GBP	897	1,134,642
0.500%	10/22/61	GBP	75	85,779
0.625%	07/31/35	GBP	709	897,468
0.875%	10/22/29	GBP	1,330	1,803,095
1.250%	07/31/51	GBP	508	704,958
1.500%	07/22/47	GBP	564	819,053
1.750%	09/07/37	GBP	1,303	1,912,152
1.750%	07/22/57	GBP	455	741,953
2.500%	07/22/65	GBP	58	121,697
3.500%	07/22/68	GBP	111	294,265
4.250%	12/07/40	GBP	61	125,730
4.250%	12/07/46	GBP	408	916,165
4.500%	09/07/34	GBP	13	24,773
Unsec’d. Notes
1.500%	07/31/53	GBP	340	508,535

				10,090,265

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Uruguay — 0.0%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
4.375%	01/23/31	42	$48,385

TOTAL SOVEREIGN BONDS (cost $162,696,120)			156,396,869

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.3%
Federal Home Loan Mortgage Corp.
1.500%	01/01/51	119	115,377
2.000%	12/01/35	346	354,109
2.000%	03/01/51	25	24,530
2.000%	08/01/51	230	229,705
2.500%	06/01/30	34	35,609
2.500%	07/01/30	17	17,563
2.500%	11/01/35	38	38,974
2.500%	05/01/50	366	376,494
2.500%	07/01/50	175	180,153
2.500%	09/01/51	981	1,008,015
2.500%	01/01/52	2,050	2,093,481
3.000%	06/01/30	9	9,760
3.000%	07/01/30	52	54,207
3.000%	07/01/30	60	63,248
3.000%	07/01/35	49	51,876
3.000%	09/01/35	29	30,654
3.000%	01/01/37	20	20,661
3.000%	02/01/37	30	31,629
3.000%	05/01/45	33	35,046
3.000%	08/01/46	88	92,375
3.000%	09/01/46	150	157,117
3.000%	02/01/47	59	61,887
3.000%	12/01/50	752	792,280
3.500%	05/01/30	53	55,681
3.500%	06/01/30	9	9,410
3.500%	10/01/30	9	9,557
3.500%	07/01/35	62	66,708
3.500%	08/01/42	37	40,405
3.500%	01/01/44	38	41,084
3.500%	07/01/45	41	44,027
3.500%	09/01/47	140	148,296
3.500%	11/01/47	257	272,044
3.500%	03/01/48	204	216,198
3.500%	01/01/50	152	163,574
4.000%	01/01/33	70	74,707
4.000%	06/01/40	7	7,454
4.000%	02/01/41	12	12,686
4.000%	02/01/41	22	24,337
4.000%	11/01/41	4	4,922
4.000%	06/01/42	19	21,365
4.000%	09/01/44	37	40,126
4.000%	04/01/45	10	11,258
4.000%	05/01/45	25	27,058
4.000%	02/01/46	111	120,372
4.000%	05/01/46	33	35,548
4.000%	01/01/47	42	45,846
4.000%	09/01/48	47	50,430
4.500%	12/01/34	9	10,187
4.500%	09/01/40	61	67,748

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	03/01/41	48		$53,079
4.500%	07/01/41	14		15,155
4.500%	03/01/44	19		21,116
4.500%	07/01/45	38		41,882
4.500%	12/01/45	34		37,253
4.500%	08/01/48	8		8,169
4.500%	11/01/48	72		76,879
4.500%	05/01/49	70		75,256
4.500%	02/01/50	8		8,228
5.000%	05/01/38	49		56,149
5.000%	12/01/38	35		39,904
5.000%	02/01/42	49		55,170
5.000%	07/01/48	—(r	)	60
5.000%	03/01/50	3		2,913
5.500%	08/01/40	10		11,126
5.500%	06/01/41	17		19,067
5.500%	09/01/41	71		80,958
6.000%	11/01/37	6		6,451
Federal National Mortgage Assoc.
1.500%	09/01/36	364		364,892
1.500%	11/01/36	99		99,086
2.000%	TBA(tt)	963		960,033
2.000%	04/01/30	12		12,513
2.000%	07/01/30	18		18,783
2.000%	08/01/30	35		35,859
2.000%	04/01/31	14		14,752
2.000%	09/01/36	144		147,792
2.000%	07/01/50	64		64,155
2.000%	03/01/51	70		70,098
2.000%	03/01/51	71		70,582
2.000%	05/01/51	1,161		1,161,401
2.000%	07/01/51	389		388,335
2.000%	01/01/52	2,575		2,569,444
2.500%	TBA(tt)	2,661		2,715,267
2.500%	05/01/30	11		11,908
2.500%	05/01/30	24		25,011
2.500%	06/01/30	9		9,215
2.500%	07/01/30	19		19,948
2.500%	07/01/30	23		23,834
2.500%	07/01/30	24		24,577
2.500%	05/01/36	306		317,577
2.500%	04/01/37	174		179,192
2.500%	04/01/43	26		27,049
2.500%	09/01/43	71		73,094
2.500%	04/01/45	11		11,527
2.500%	09/01/46	12		12,153
2.500%	07/01/50	587		608,290
2.500%	10/01/50	303		312,945
2.500%	11/01/50	186		190,532
2.500%	11/01/51	249		256,381
2.500%	12/01/51	125		128,779
3.000%	TBA(tt)	1,000		1,035,963
3.000%	06/01/30	28		29,066
3.000%	07/01/30	11		11,663
3.000%	07/01/30	19		20,228
3.000%	07/01/30	41		43,016
3.000%	09/01/30	20		21,355
3.000%	11/01/30	10		9,996

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	03/01/31	32	$33,157
3.000%	06/01/32	53	55,559
3.000%	07/01/33	32	33,296
3.000%	03/01/35	9	9,901
3.000%	09/01/35	16	17,084
3.000%	09/01/35	47	49,687
3.000%	03/01/36	67	71,101
3.000%	02/01/37	16	16,403
3.000%	05/01/45	127	133,256
3.000%	06/01/45	88	92,904
3.000%	07/01/45	26	27,083
3.000%	08/01/45	79	83,134
3.000%	01/01/46	13	13,992
3.000%	04/01/46	123	129,539
3.000%	10/01/46	30	31,295
3.000%	10/01/46	47	49,437
3.000%	11/01/46	112	117,936
3.000%	12/01/46	46	48,864
3.000%	12/01/46	189	198,844
3.000%	08/01/51	290	301,233
3.500%	09/01/29	39	40,824
3.500%	12/01/29	14	15,338
3.500%	04/01/30	55	58,550
3.500%	05/01/30	11	11,598
3.500%	10/01/30	21	22,174
3.500%	01/01/35	11	11,810
3.500%	08/01/35	21	22,735
3.500%	02/01/36	45	48,513
3.500%	02/01/37	14	15,132
3.500%	02/01/42	33	36,015
3.500%	11/01/42	56	60,777
3.500%	11/01/42	312	336,414
3.500%	01/01/43	61	65,751
3.500%	04/01/43	20	21,837
3.500%	04/01/43	197	212,397
3.500%	06/01/43	88	94,835
3.500%	08/01/47	22	23,722
3.500%	09/01/47	96	101,351
3.500%	09/01/47	130	137,969
3.500%	01/01/48	302	320,679
3.500%	03/01/48	120	126,578
3.500%	03/01/48	194	208,032
3.500%	11/01/48	100	105,745
3.500%	01/01/50	224	240,861
3.500%	09/01/57	204	218,655
3.500%	05/01/58	80	86,180
4.000%	04/01/26	15	15,989
4.000%	05/01/27	16	16,882
4.000%	05/01/32	12	13,376
4.000%	04/01/35	19	20,919
4.000%	03/01/41	35	38,518
4.000%	11/01/42	46	50,734
4.000%	06/01/44	19	21,023
4.000%	03/01/45	14	14,881
4.000%	01/01/46	40	43,232
4.000%	03/01/46	77	83,327
4.000%	06/01/46	45	48,844
4.000%	04/01/47	47	50,503

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	12/01/47	111	$118,922
4.000%	02/01/49	147	158,067
4.500%	TBA(tt)	1,000	1,071,229
4.500%	08/01/23	7	7,678
4.500%	04/01/25	13	13,781
4.500%	01/01/34	10	10,656
4.500%	11/01/39	44	48,228
4.500%	03/01/40	10	10,848
4.500%	08/01/40	18	19,523
4.500%	02/01/41	15	16,767
4.500%	06/01/41	43	47,289
4.500%	09/01/41	9	9,778
4.500%	01/01/42	24	26,476
4.500%	01/01/42	36	40,353
4.500%	01/01/43	24	26,336
4.500%	03/01/44	12	12,645
4.500%	06/01/44	9	10,306
4.500%	01/01/45	52	56,764
4.500%	06/01/45	34	37,636
4.500%	07/01/47	9	9,861
4.500%	06/01/48	42	44,811
4.500%	09/01/48	46	50,973
4.500%	09/01/48	136	147,432
4.500%	09/01/48	228	244,322
4.500%	01/01/49	56	59,525
4.500%	02/01/49	51	55,031
4.500%	03/01/49	51	54,917
4.500%	06/01/49	481	514,678
4.500%	07/01/49	59	63,513
4.500%	11/01/49	7	7,356
4.500%	01/01/51	100	110,879
5.000%	07/01/28	5	4,964
5.000%	12/01/35	12	13,914
5.000%	05/01/38	26	29,012
5.000%	08/01/44	25	27,138
5.500%	05/01/37	19	21,695
5.500%	07/01/38	13	15,321
5.500%	05/01/39	17	19,434
5.500%	05/01/40	10	11,472
5.500%	07/01/41	23	25,898
5.500%	09/01/41	17	19,230
6.000%	02/01/36	10	10,992
6.000%	11/01/38	9	10,870
6.000%	09/01/39	22	25,488
6.000%	06/01/40	13	14,896
6.000%	05/01/41	53	61,595
Government National Mortgage Assoc.
2.000%	11/20/50	168	168,619
2.500%	TBA(tt)	1,000	1,024,061
2.500%	01/20/47	20	20,336
2.500%	12/20/51	1,700	1,743,068
3.000%	TBA(tt)	438	452,992
3.000%	TBA(tt)	1,000	1,032,817
3.000%	11/20/43	81	85,440
3.000%	01/15/45	12	12,803
3.000%	01/15/45	56	58,815
3.000%	03/15/45	13	13,490
3.000%	07/15/45	12	12,170

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/20/47	116	$120,925
3.000%	06/20/47	177	185,084
3.000%	08/20/47	73	75,481
3.000%	10/20/49	948	981,553
3.000%	07/20/51	167	172,589
3.000%	08/20/51	58	60,258
3.000%	12/20/51	100	103,907
3.500%	07/15/42	38	41,117
3.500%	04/15/45	12	13,048
3.500%	07/20/47	205	214,982
3.500%	08/20/47	95	99,798
3.500%	09/20/47	19	19,580
3.500%	11/20/47	15	15,684
3.500%	12/20/47	14	14,725
3.500%	03/20/48	52	54,432
4.000%	01/15/41	43	47,479
4.000%	03/15/44	24	26,454
4.000%	05/15/45	40	43,985
4.000%	05/20/45	22	23,758
4.000%	07/20/45	170	183,262
4.000%	10/20/45	18	18,645
4.000%	01/20/46	36	39,168
4.000%	02/20/46	12	13,405
4.000%	03/20/46	57	60,936
4.000%	07/20/47	108	115,000
4.000%	12/20/47	39	41,205
4.500%	04/15/40	46	51,978
4.500%	10/15/41	13	14,700
4.500%	07/20/44	52	57,162
4.500%	04/20/45	60	66,159
4.500%	11/20/47	26	27,923
4.500%	12/20/48	826	874,290
4.500%	01/20/49	494	522,192
4.500%	02/20/49	60	63,679
4.500%	10/20/49	82	87,091
4.500%	12/20/49	52	54,895
4.500%	04/20/50	35	36,902
5.000%	06/15/38	8	8,912
5.000%	01/15/39	55	64,004
5.000%	06/15/39	13	14,790
5.000%	12/15/39	10	12,090
5.000%	10/20/42	11	12,201
5.000%	03/15/44	45	51,584
5.000%	09/20/48	43	45,487
5.000%	10/20/48	101	107,488
5.000%	11/20/48	95	101,842
5.000%	12/20/48	10	10,631
5.000%	01/20/49	265	281,564
5.000%	03/20/49	139	148,693
5.000%	06/20/49	40	42,348
5.000%	01/20/50	50	53,383
5.000%	03/20/50	20	21,794
5.500%	03/15/37	14	16,412

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $38,271,418)			38,457,053

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 9.0%
U.S. Treasury Bonds
1.125%	08/15/40		3,375	$2,945,215
1.750%	08/15/41		1,084	1,050,294
1.875%	02/15/51	(k)	2,941	2,913,428
2.000%	02/15/50		207	210,493
2.000%	08/15/51		1,085	1,107,717
2.375%	11/15/49		3,610	3,969,871
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	10/15/26		1,250	1,360,538
U.S. Treasury Notes
0.125%	07/15/23		2,715	2,695,062
0.125%	08/15/23		2,815	2,791,798
0.375%	04/15/24		1,365	1,351,350
0.375%	08/15/24		2,292	2,261,739
0.375%	01/31/26	(k)	851	823,608
0.500%	03/15/23		3,375	3,375,658
0.750%	04/30/26	(k)	1,956	1,917,797
0.750%	08/31/26		3,102	3,033,901
0.875%	06/30/26		2,470	2,431,406
1.250%	08/31/24		348	351,208
1.250%	08/15/31		3,370	3,295,754
1.500%	11/30/24		224	227,553
1.625%	10/31/26		345	350,984
2.125%	05/31/26		1,472	1,529,385
U.S. Treasury Strips Principal
2.403%(s)	11/15/50		2,907	1,663,576

TOTAL U.S. TREASURY OBLIGATIONS (cost $41,400,748)				41,658,335

			Shares
COMMON STOCKS — 0.7%
Bermuda
Mt. Logan Re, Ltd., Series 4 Participating Units*			3,000	2,721,366
Mt. Logan Re, Ltd., Special Investment Series 4*			474	474,000

TOTAL COMMON STOCKS (cost $3,000,000)				3,195,366

EXCHANGE-TRADED FUNDS — 2.9%
iShares Core U.S. Aggregate Bond ETF			59,020	6,733,001
Vanguard Total International Bond ETF			118,855	6,556,042

TOTAL EXCHANGE-TRADED FUNDS (cost $13,545,201)				13,289,043

TOTAL LONG-TERM INVESTMENTS (cost $440,335,318)				427,507,530

			Shares	Value
SHORT-TERM INVESTMENTS — 8.5%
AFFILIATED MUTUAL FUNDS — 2.6%
PGIM Core Ultra Short Bond Fund(wa) .			9,179,830	$9,179,830
PGIM Institutional Money Market Fund (cost $2,720,693; includes $2,720,498 of cash collateral for securities on loan)(b)(wa)			2,722,599	2,720,693

TOTAL AFFILIATED MUTUAL FUNDS (cost $11,900,523)				11,900,523

Interest Rate	Maturity Date		Principal Amount (000)#

FOREIGN TREASURY OBLIGATIONS(n) — 4.3%
Canada — 1.2%
Canadian Treasury Bills
0.040%	01/06/22	CAD	6,889	5,445,956

Japan — 3.1%
Japan Treasury Discount Bills
(0.117)%	04/11/22	JPY	1,044,450	9,082,626
(0.122)%	02/14/22	JPY	230,900	2,007,571
(0.142)%	02/21/22	JPY	231,200	2,010,222
(0.152)%	02/28/22	JPY	154,150	1,340,326

				14,440,745

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $20,015,787)				19,886,701

U.S. TREASURY OBLIGATIONS(n) — 1.0%
U.S. Treasury Bills
0.019%	01/25/22		2,050	2,049,967
0.025%	01/20/22		2,675	2,674,984

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,724,937)				4,724,951

			Shares
UNAFFILIATED FUND — 0.6%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, (Institutional Shares)			2,689,353	2,689,353

(cost $2,689,353)

OPTIONS PURCHASED*~ — 0.0%
(cost $192,941)				51,192

TOTAL SHORT-TERM INVESTMENTS
(cost $39,523,541)				39,252,720

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—101.1%
(cost $479,858,859)				466,760,250

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Value
OPTIONS WRITTEN*~ — (0.1)%
(premiums received $601,412)	$(440,088)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—101.0% (cost $479,257,447)	466,320,162
Liabilities in excess of other assets(z) — (1.0)%	(4,494,696)

NET ASSETS — 100.0%	$461,825,466

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,666,720; cash collateral of $2,720,498 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 8,062,222 is 1.8% of net assets.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 09/08/23	Call	JPMorgan Chase Bank, N.A.	09/08/22	0.28%	0.28%(A)	1 Day SONIA(A)	GBP 5,310	$1,048
1-Year Interest Rate Swap, 09/08/23	Call	JPMorgan Chase Bank, N.A.	09/08/22	0.30%	0.30%(A)	1 Day SONIA(A)	GBP 6,940	1,465
1-Year Interest Rate Swap, 10/10/23	Call	Citibank, N.A.	10/10/22	0.42%	0.42%(A)	1 Day SONIA(A)	GBP 6,360	2,396
1-Year Interest Rate Swap, 10/10/23	Call	Citibank, N.A.	10/10/22	0.46%	0.46%(A)	1 Day SONIA(A)	GBP 5,810	2,491
1-Year Interest Rate Swap, 10/11/23	Call	UBS AG	10/11/22	1.16%	1.16%(A)	1 Day SONIA(A)	GBP 6,780	22,187
1-Year Interest Rate Swap, 11/15/23	Call	Citibank, N.A.	11/15/22	0.52%	0.52%(A)	1 Day SONIA(A)	GBP 6,380	3,790
1-Year Interest Rate Swap, 11/16/23	Call	Morgan Stanley & Co. International PLC	11/16/22	0.54%	0.54%(A)	1 Day SONIA(A)	GBP 5,810	3,776
3-Year Interest Rate Swap, 01/11/25	Call	Citibank, N.A.	01/07/22	0.61%	0.61%(S)	3 Month LIBOR(Q)	6,520	—
3-Year Interest Rate Swap, 02/24/25	Call	Citibank, N.A.	02/22/22	0.47%	0.47%(S)	3 Month LIBOR(Q)	6,400	120
5-Year Interest Rate Swap, 06/23/27	Call	JPMorgan Chase Bank, N.A.	06/21/22	1.05%	1.05%(S)	3 Month LIBOR(Q)	3,640	9,456
5-Year Interest Rate Swap, 11/16/27	Call	JPMorgan Chase Bank, N.A.	11/14/22	0.70%	0.70%(S)	3 Month LIBOR(Q)	2,770	4,463

Total Options Purchased (cost $192,941)								$51,192

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value

1-Year Interest Rate Swap, 12/15/23	Call	Citibank, N.A.	12/13/22	1.25%	3 Month LIBOR(Q)	1.25%(S)		15,800	$(20,615)
5-Year Interest Rate Swap, 11/03/27	Call	JPMorgan Chase Bank, N.A.	11/01/22	0.13%	6 Month EURIBOR(S)	0.13%(A)	EUR	750	(6,791)
5-Year Interest Rate Swap, 11/03/27	Call	UBS AG	11/01/22	0.13%	6 Month EURIBOR(S)	0.13%(A)	EUR	750	(6,791)
5-Year Interest Rate Swap, 11/03/27	Call	UBS AG	11/01/22	0.13%	6 Month EURIBOR(S)	0.13%(A)	EUR	750	(6,791)
5-Year Interest Rate Swap, 11/03/27	Call	UBS AG	11/01/22	0.13%	6 Month EURIBOR(S)	0.13%(A)	EUR	750	(6,791)
5-Year Interest Rate Swap, 11/03/27	Call	Deutsche Bank AG	11/01/22	0.22%	6 Month EURIBOR(S)	0.22%(A)	EUR	670	(5,918)
5-Year Interest Rate Swap, 12/13/27	Call	Citibank, N.A.	12/09/22	0.02%	6 Month EURIBOR(S)	0.02%(A)	EUR	680	(4,370)
5-Year Interest Rate Swap, 12/13/27	Call	Citibank, N.A.	12/09/22	0.02%	6 Month EURIBOR(S)	0.02%(A)	EUR	690	(4,434)
10-Year Interest Rate Swap, 01/10/32	Call	JPMorgan Chase Bank, N.A.	01/06/22	0.18%	6 Month EURIBOR(S)	0.18%(A)	EUR	1,160	(101)
10-Year Interest Rate Swap, 01/10/32	Call	Morgan Stanley & Co. International PLC	01/06/22	1.28%	1 Day SOFR(A)	1.28%(A)		1,310	—
10-Year Interest Rate Swap, 01/11/32	Call	Citibank, N.A.	01/07/22	1.12%	3 Month LIBOR(Q)	1.12%(S)		2,120	—
10-Year Interest Rate Swap, 01/17/32	Call	Citibank, N.A.	01/13/22	0.12%	6 Month EURIBOR(S)	0.12%(A)	EUR	1,160	(120)
10-Year Interest Rate Swap, 01/18/32	Call	Deutsche Bank AG	01/13/22	1.27%	1 Day SOFR(A)	1.27%(A)		1,310	(4,509)
10-Year Interest Rate Swap, 01/24/32	Call	Citibank, N.A.	01/20/22	0.14%	6 Month EURIBOR(S)	0.14%(A)	EUR	1,140	(533)
10-Year Interest Rate Swap, 01/26/32	Call	Morgan Stanley & Co. International PLC	01/24/22	1.30%	1 Day SOFR(A)	1.30%(A)		1,310	(8,679)
10-Year Interest Rate Swap, 02/02/32	Call	JPMorgan Chase Bank, N.A.	01/31/22	0.31%	6 Month EURIBOR(S)	0.31%(A)	EUR	1,140	(7,304)
10-Year Interest Rate Swap, 02/02/32	Call	Morgan Stanley & Co. International PLC	01/31/22	1.37%	1 Day SOFR(A)	1.37%(A)		1,310	(14,482)
10-Year Interest Rate Swap, 02/24/32	Call	Citibank, N.A.	02/22/22	0.85%	3 Month LIBOR(Q)	0.85%(S)		2,020	(250)
10-Year Interest Rate Swap, 06/23/32	Call	JPMorgan Chase Bank, N.A.	06/21/22	1.38%	3 Month LIBOR(Q)	1.38%(S)		1,930	(17,703)
10-Year Interest Rate Swap, 09/08/32	Call	JPMorgan Chase Bank, N.A.	09/08/22	0.36%	1 Day SONIA(A)	0.36%(A)	GBP	550	(4,485)
10-Year Interest Rate Swap, 09/08/32	Call	JPMorgan Chase Bank, N.A.	09/08/22	0.40%	1 Day SONIA(A)	0.40%(A)	GBP	720	(6,505)
10-Year Interest Rate Swap, 10/10/32	Call	Citibank, N.A.	10/10/22	0.38%	1 Day SONIA(A)	0.38%(A)	GBP	650	(6,360)
10-Year Interest Rate Swap, 10/10/32	Call	Citibank, N.A.	10/10/22	0.42%	1 Day SONIA(A)	0.42%(A)	GBP	600	(6,581)
10-Year Interest Rate Swap, 10/11/32	Call	UBS AG	10/11/22	0.85%	1 Day SONIA(A)	0.85%(A)	GBP	710	(20,550)
10-Year Interest Rate Swap, 11/15/32	Call	Citibank, N.A.	11/15/22	0.55%	1 Day SONIA(A)	0.55%(A)	GBP	660	(10,995)
10-Year Interest Rate Swap, 11/16/32	Call	Morgan Stanley & Co. International PLC	11/16/22	0.60%	1 Day SONIA(A)	0.60%(A)	GBP	600	(11,107)
30-Year Interest Rate Swap, 11/16/52	Call	JPMorgan Chase Bank, N.A.	11/14/22	1.06%	3 Month LIBOR(Q)	1.06%(S)		620	(8,880)
1-Year Interest Rate Swap, 12/15/23	Put	Citibank, N.A.	12/13/22	1.25%	1.25%(S)	3 Month LIBOR(Q)		15,800	(24,811)
5-Year Interest Rate Swap, 11/03/27	Put	JPMorgan Chase Bank, N.A.	11/01/22	0.13%	0.13%(A)	6 Month EURIBOR(S)	EUR	750	(7,810)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value

5-Year Interest Rate Swap, 11/03/27	Put	UBS AG	11/01/22	0.13%	0.13%(A)	6 Month EURIBOR(S)	EUR	750	$(7,810)
5-Year Interest Rate Swap, 11/03/27	Put	UBS AG	11/01/22	0.13%	0.13%(A)	6 Month EURIBOR(S)	EUR	750	(7,810)
5-Year Interest Rate Swap, 11/03/27	Put	UBS AG	11/01/22	0.13%	0.13%(A)	6 Month EURIBOR(S)	EUR	750	(7,810)
5-Year Interest Rate Swap, 11/03/27	Put	Deutsche Bank AG	11/01/22	0.22%	0.22%(A)	6 Month EURIBOR(S)	EUR	670	(7,845)
5-Year Interest Rate Swap, 12/13/27	Put	Citibank, N.A.	12/09/22	0.02%	0.02%(A)	6 Month EURIBOR(S)	EUR	680	(9,383)
5-Year Interest Rate Swap, 12/13/27	Put	Citibank, N.A.	12/09/22	0.02%	0.02%(A)	6 Month EURIBOR(S)	EUR	690	(9,521)
10-Year Interest Rate Swap, 01/10/32	Put	JPMorgan Chase Bank, N.A.	01/06/22	0.18%	0.18%(A)	6 Month EURIBOR(S)	EUR	1,160	(14,680)
10-Year Interest Rate Swap, 01/10/32	Put	Morgan Stanley & Co. International PLC	01/06/22	1.28%	1.28%(A)	1 Day SOFR(A)		1,310	(71,485)
10-Year Interest Rate Swap, 01/17/32	Put	Citibank, N.A.	01/13/22	0.12%	0.12%(A)	6 Month EURIBOR(S)	EUR	1,160	(22,386)
10-Year Interest Rate Swap, 01/18/32	Put	Deutsche Bank AG	01/13/22	1.27%	1.27%(A)	1 Day SOFR(A)		1,310	(10,373)
10-Year Interest Rate Swap, 01/24/32	Put	Citibank, N.A.	01/20/22	0.14%	0.14%(A)	6 Month EURIBOR(S)	EUR	1,140	(20,188)
10-Year Interest Rate Swap, 01/26/32	Put	Morgan Stanley & Co. International PLC	01/24/22	1.30%	1.30%(A)	1 Day SOFR(A)		1,310	(10,666)
10-Year Interest Rate Swap, 02/02/32	Put	JPMorgan Chase Bank, N.A.	01/31/22	0.31%	0.31%(A)	6 Month EURIBOR(S)	EUR	1,140	(7,642)
10-Year Interest Rate Swap, 02/02/32	Put	Morgan Stanley & Co. International PLC	01/31/22	1.37%	1.37%(A)	1 Day SOFR(A)		1,310	(8,223)

Total Options Written (premiums received $601,412)									$(440,088)

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
36	2 Year U.S. Treasury Notes	Mar. 2022	$7,854,188	$(14,903)
4	3 Year Australian Treasury Bonds	Mar. 2022	332,200	58
9	5 Year Euro-Bobl	Mar. 2022	1,365,244	(11,388)
33	5 Year U.S. Treasury Notes	Mar. 2022	3,992,226	(8,422)
28	10 Year Australian Treasury Bonds	Mar. 2022	2,835,033	(7,034)
45	10 Year Canadian Government Bonds	Mar. 2022	5,073,639	59,820
3	10 Year Euro-Bund	Mar. 2022	585,314	(9,477)
3	10 Year Japanese Bonds	Mar. 2022	3,953,490	(10,312)
23	10 Year Mini Japanese Government Bonds	Mar. 2022	3,031,409	(7,480)
20	10 Year U.K. Gilt	Mar. 2022	3,381,168	(4,095)
152	10 Year U.S. Treasury Notes	Mar. 2022	19,831,250	91,670
3	10 Year U.S. Ultra Treasury Notes	Mar. 2022	439,312	(238)
35	20 Year U.S. Treasury Bonds	Mar. 2022	5,615,312	74,471
4	30 Year Euro Buxl	Mar. 2022	941,494	(49,463)
45	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	8,870,625	(53,628)
11	Euro Schatz Index	Mar. 2022	1,403,008	(1,893)
21	Euro-OAT	Mar. 2022	3,900,672	(72,954)

				(25,268)

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
192	2 Year U.S. Treasury Notes	Mar. 2022	$41,889,000	$31,602
8	5 Year Canadian Government Bonds	Mar. 2022	774,671	(5,427)
94	5 Year Euro-Bobl	Mar. 2022	14,259,212	102,685
42	5 Year U.S. Treasury Notes	Mar. 2022	5,081,016	132
8	10 Year Canadian Government Bonds	Mar. 2022	901,980	(17,279)
25	10 Year Euro-Bund	Mar. 2022	4,877,619	60,338
70	10 Year U.K. Gilt	Mar. 2022	11,834,088	155,025
114	10 Year U.S. Treasury Notes	Mar. 2022	14,873,437	1,800
67	10 Year U.S. Ultra Treasury Notes	Mar. 2022	9,811,312	(129,593)
14	30 Year Euro Buxl	Mar. 2022	3,295,229	145,285
95	Euro Currency	Mar. 2022	13,540,469	(97,111)
14	Euro-OAT	Mar. 2022	2,600,448	35,931
3	FTSE Bursa Malaysia KLCI Index	Mar. 2022	502,113	7,544

				290,932

				$265,664

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/11/22	Bank of America, N.A.	AUD	213	$151,333	$154,973	$3,640	$—
Expiring 01/11/22	Citibank, N.A.	AUD	427	303,591	310,673	7,082	—
Expiring 01/11/22	Citibank, N.A.	AUD	156	111,110	113,501	2,391	—
Expiring 01/11/22	Citibank, N.A.	AUD	75	53,661	54,568	907	—
Expiring 01/11/22	Deutsche Bank AG	AUD	253	178,579	184,077	5,498	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	405	291,770	294,667	2,897	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	380	272,205	276,478	4,273	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	255	182,663	185,531	2,868	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	224	160,469	162,976	2,507	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	193	138,531	140,421	1,890	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	187	133,829	136,056	2,227	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	106	75,370	77,122	1,752	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	106	76,904	77,123	219	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	96	68,645	69,847	1,202	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	96	68,610	69,847	1,237	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	72	51,234	52,386	1,152	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	39	28,185	28,376	191	—
Expiring 01/31/22	JPMorgan Chase Bank, N.A.	AUD	217	160,372	157,593	—	(2,779)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	AUD	4,897	3,476,857	3,563,391	86,534	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	AUD	604	424,635	439,469	14,834	—
Brazilian Real,
Expiring 01/04/22	Bank of America, N.A.	BRL	960	172,028	172,214	186	—
Expiring 01/04/22	Citibank, N.A.	BRL	1,120	200,147	200,916	769	—
Expiring 01/04/22	Citibank, N.A.	BRL	950	168,712	170,420	1,708	—
Expiring 01/04/22	Citibank, N.A.	BRL	45	7,965	8,073	108	—
British Pound,
Expiring 01/11/22	Bank of America, N.A.	GBP	124	165,745	167,836	2,091	—
Expiring 01/11/22	Deutsche Bank AG	GBP	136	181,290	184,078	2,788	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	GBP	136	183,683	184,079	396	—
Expiring 01/14/22	BNP Paribas S.A.	GBP	957	1,284,602	1,295,428	10,826	—
Expiring 01/14/22	UBS AG	GBP	385	522,596	521,358	—	(1,238)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	GBP	101	137,048	137,277	229	—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 02/04/22	Deutsche Bank AG	GBP	141	$190,974	$190,832	$—	$(142)
Canadian Dollar,
Expiring 01/11/22	Bank of America, N.A.	CAD	1,030	799,738	814,255	14,517	—
Expiring 01/11/22	Bank of America, N.A.	CAD	10	7,830	7,905	75	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CAD	440	341,001	347,837	6,836	—
Expiring 01/31/22	JPMorgan Chase Bank, N.A.	CAD	130	102,061	102,381	320	—
Expiring 02/10/22	The Bank of New York Mellon Corp.	CAD	197	155,046	155,710	664	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CAD	208	160,984	164,200	3,216	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CAD	63	49,373	50,101	728	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CAD	2	1,796	1,815	19	—
Chilean Peso,
Expiring 01/11/22	Citibank, N.A.	CLP	78,700	94,637	92,245	—	(2,392)
Expiring 02/07/22	JPMorgan Chase Bank, N.A.	CLP	65,838	80,944	76,855	—	(4,089)
Expiring 02/07/22	JPMorgan Chase Bank, N.A.	CLP	65,108	80,991	76,003	—	(4,988)
Chinese Renminbi,
Expiring 01/11/22	Bank of America, N.A.	CNH	4,187	655,345	658,188	2,843	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	1,028	160,964	161,599	635	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	728	113,985	114,440	455	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	3,632	565,483	568,514	3,031	—
Colombian Peso,
Expiring 01/11/22	Bank of America, N.A.	COP	425,000	109,170	104,392	—	(4,778)
Expiring 01/21/22	BNP Paribas S.A.	COP	308,324	78,659	75,640	—	(3,019)
Expiring 01/21/22	Citibank, N.A.	COP	675,376	173,173	165,687	—	(7,486)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	COP	558,657	143,135	137,053	—	(6,082)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	COP	211,641	54,031	51,921	—	(2,110)
Czech Koruna,
Expiring 01/11/22	Bank of America, N.A.	CZK	2,180	96,803	99,671	2,868	—
Expiring 01/11/22	Citibank, N.A.	CZK	3,750	168,149	171,452	3,303	—
Expiring 01/11/22	Citibank, N.A.	CZK	2,880	128,525	131,675	3,150	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CZK	7,156	315,943	325,128	9,185	—
Euro,
Expiring 01/11/22	Bank of America, N.A.	EUR	618	698,228	703,745	5,517	—
Expiring 01/11/22	Citibank, N.A.	EUR	407	459,290	463,470	4,180	—
Expiring 01/11/22	Citibank, N.A.	EUR	160	181,285	182,199	914	—
Expiring 01/11/22	Citibank, N.A.	EUR	100	112,688	113,874	1,186	—
Expiring 01/11/22	Citibank, N.A.	EUR	3	3,378	3,416	38	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	159	179,293	181,061	1,768	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	111	125,413	126,401	988	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	5	5,679	5,693	14	—
Expiring 02/04/22	Deutsche Bank AG	EUR	380	432,413	432,933	520	—
Expiring 02/04/22	JPMorgan Chase Bank, N.A.	EUR	393	444,687	447,744	3,057	—
Expiring 02/10/22	Citibank, N.A.	EUR	1,243	1,426,129	1,416,276	—	(9,853)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	2,161	2,452,718	2,462,863	10,145	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	838	946,334	955,308	8,974	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	718	833,751	818,493	—	(15,258)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	521	605,764	594,028	—	(11,736)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	251	283,537	286,175	2,638	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	200	227,938	227,872	—	(66)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	196	221,328	223,226	1,898	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	181	204,196	206,163	1,967	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	218	246,730	248,932	2,202	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	157	178,166	179,385	1,219	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	157	177,874	179,066	1,192	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	140	159,237	160,090	853	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	92	104,904	105,358	454	—

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint,
Expiring 01/11/22	Citibank, N.A.	HUF	29,400	$90,057	$90,514	$457	$—
Expiring 01/11/22	Deutsche Bank AG	HUF	20,453	63,349	62,969	—	(380)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	HUF	26,633	81,000	81,451	451	—
Indian Rupee,
Expiring 01/07/22	HSBC Bank USA, N.A.	INR	106,248	1,416,878	1,425,069	8,191	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	18,210	242,243	244,142	1,899	—
Indonesian Rupiah,
Expiring 01/27/22	Citibank, N.A.	IDR	20,393,713	1,415,886	1,433,124	17,238	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	IDR	1,897,620	131,807	133,082	1,275	—
Israeli Shekel,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ILS	507	161,091	163,085	1,994	—
Japanese Yen,
Expiring 01/11/22	Citibank, N.A.	JPY	26,000	227,627	226,046	—	(1,581)
Expiring 01/11/22	Citibank, N.A.	JPY	20,300	179,128	176,490	—	(2,638)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	44,345	385,060	385,539	479	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	20,400	180,697	177,359	—	(3,338)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	18,300	161,522	159,102	—	(2,420)
Expiring 02/09/22	Royal Bank of Scotland PLC	JPY	153,129	1,348,809	1,331,624	—	(17,185)
Expiring 02/16/22	JPMorgan Chase Bank, N.A.	JPY	40,214	353,903	349,724	—	(4,179)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	JPY	20,823	184,052	181,140	—	(2,912)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	JPY	18,384	162,034	159,926	—	(2,108)
Mexican Peso,
Expiring 01/11/22	Citibank, N.A.	MXN	4,940	229,754	240,828	11,074	—
Expiring 01/11/22	Citibank, N.A.	MXN	2,920	140,937	142,352	1,415	—
Expiring 01/11/22	Citibank, N.A.	MXN	2,100	101,055	102,377	1,322	—
Expiring 01/13/22	Morgan Stanley & Co. International PLC	MXN	17,769	864,583	865,936	1,353	—
Expiring 01/13/22	The Bank of New York Mellon Corp.	MXN	8,319	405,769	405,396	—	(373)
Expiring 01/13/22	The Bank of New York Mellon Corp.	MXN	4,447	215,788	216,701	913	—
Expiring 01/13/22	UBS AG	MXN	28,505	1,349,417	1,389,178	39,761	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	1,717	80,985	82,725	1,740	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	1,714	80,889	82,596	1,707	—
New Taiwanese Dollar,
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	TWD	6,690	241,901	241,630	—	(271)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	TWD	4,155	149,603	150,079	476	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	TWD	2,240	81,096	80,901	—	(195)
Expiring 01/20/22	HSBC Bank USA, N.A.	TWD	39,550	1,430,211	1,428,594	—	(1,617)
Expiring 01/20/22	Morgan Stanley & Co. International PLC	TWD	39,912	1,425,953	1,441,686	15,733	—
New Zealand Dollar,
Expiring 01/11/22	Citibank, N.A.	NZD	215	146,670	147,235	565	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	265	179,869	181,476	1,607	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	250	169,798	171,204	1,406	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	182	123,552	124,636	1,084	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	175	119,070	119,842	772	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	26	17,650	17,806	156	—
Expiring 01/20/22	BNP Paribas S.A.	NZD	1,916	1,328,248	1,311,883	—	(16,365)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	NZD	1,804	1,231,077	1,234,331	3,254	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	NZD	96	64,903	65,723	820	—
Norwegian Krone,
Expiring 01/11/22	Deutsche Bank AG	NOK	9,636	1,057,182	1,093,963	36,781	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	2,870	315,366	325,827	10,461	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	2,150	237,903	244,087	6,184	—
Expiring 01/20/22	JPMorgan Chase Bank, N.A.	NOK	12,402	1,448,935	1,407,790	—	(41,145)
Expiring 01/25/22	JPMorgan Chase Bank, N.A.	NOK	3,247	389,185	368,543	—	(20,642)
Expiring 01/25/22	JPMorgan Chase Bank, N.A.	NOK	1,578	183,702	179,085	—	(4,617)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	NOK	1,037	113,694	117,632	3,938	—

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	NOK	1,008	$112,051	$114,351	$2,300	$—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	NOK	757	83,622	85,827	2,205	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	NOK	729	80,985	82,693	1,708	—
Peruvian Nuevo Sol,
Expiring 01/11/22	Bank of America, N.A.	PEN	528	129,821	132,225	2,404	—
Philippine Peso,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	PHP	6,410	128,251	124,922	—	(3,329)
Polish Zloty,
Expiring 01/11/22	Bank of America, N.A.	PLN	635	154,735	157,497	2,762	—
Expiring 01/11/22	Citibank, N.A.	PLN	525	127,541	130,213	2,672	—
Expiring 01/11/22	Citibank, N.A.	PLN	414	101,550	102,683	1,133	—
Expiring 01/11/22	Deutsche Bank AG	PLN	100	24,121	24,803	682	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	1,328	323,944	327,801	3,857	—
Russian Ruble,
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	RUB	25,201	349,490	334,006	—	(15,484)
South African Rand,
Expiring 01/11/22	Citibank, N.A.	ZAR	15,001	938,748	939,955	1,207	—
Expiring 01/11/22	Deutsche Bank AG	ZAR	1,600	101,324	100,256	—	(1,068)
Expiring 01/25/22	Morgan Stanley & Co. International PLC	ZAR	31,332	1,967,923	1,959,276	—	(8,647)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	2,352	145,772	146,009	237	—
South Korean Won,
Expiring 01/11/22	Citibank, N.A.	KRW	224,070	190,675	188,361	—	(2,314)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	111,240	94,705	93,513	—	(1,192)
Expiring 01/20/22	Barclays Bank PLC	KRW	1,687,427	1,424,325	1,418,177	—	(6,148)
Expiring 01/20/22	Citibank, N.A.	KRW	1,679,055	1,411,742	1,411,141	—	(601)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	KRW	287,272	241,901	241,310	—	(591)
Swedish Krona,
Expiring 01/11/22	Citibank, N.A.	SEK	5,525	605,651	611,481	5,830	—
Expiring 01/11/22	Citibank, N.A.	SEK	1,620	178,101	179,294	1,193	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	1,640	180,061	181,507	1,446	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	1,160	128,565	128,383	—	(182)
Expiring 01/20/22	JPMorgan Chase Bank, N.A.	SEK	1,071	117,857	118,487	630	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SEK	2,702	296,812	299,156	2,344	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SEK	1,516	167,740	167,884	144	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SEK	781	85,838	86,431	593	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SEK	737	81,000	81,591	591	—
Swiss Franc,
Expiring 01/11/22	Bank of America, N.A.	CHF	83	90,112	91,114	1,002	—
Expiring 01/13/22	The Bank of New York Mellon Corp.	CHF	262	287,474	287,508	34	—
Expiring 01/13/22	UBS AG	CHF	1,230	1,331,478	1,350,742	19,264	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CHF	764	830,816	839,687	8,871	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CHF	105	114,542	115,825	1,283	—
Thai Baht,
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	1,069	31,982	32,002	20	—
Turkish Lira,
Expiring 01/11/22	Bank of America, N.A.	TRY	442	38,636	33,127	—	(5,509)
Expiring 01/11/22	Bank of America, N.A.	TRY	442	38,840	33,127	—	(5,713)
Expiring 01/11/22	Bank of America, N.A.	TRY	408	34,157	30,579	—	(3,578)
Expiring 01/11/22	Bank of America, N.A.	TRY	298	25,116	22,335	—	(2,781)
Expiring 01/11/22	Bank of America, N.A.	TRY	196	16,381	14,690	—	(1,691)
Expiring 01/11/22	Citibank, N.A.	TRY	618	42,127	46,318	4,191	—
Expiring 01/11/22	Citibank, N.A.	TRY	451	30,778	33,802	3,024	—
Expiring 01/11/22	Deutsche Bank AG	TRY	2,065	164,228	154,767	—	(9,461)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TRY	990	64,961	70,143	5,182	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TRY	957	71,050	67,746	—	(3,304)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TRY	679	$47,946	$48,084	$138	$—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TRY	590	47,967	41,783	—	(6,184)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TRY	491	31,888	34,796	2,908	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TRY	465	32,090	32,901	811	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TRY	215	16,060	15,253	—	(807)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TRY	178	13,214	12,606	—	(608)
Expiring 06/14/22	JPMorgan Chase Bank, N.A.	TRY	1,803	172,000	119,224	—	(52,776)
Expiring 06/14/22	JPMorgan Chase Bank, N.A.	TRY	1,507	96,488	99,627	3,139	—

				$59,327,139	$59,519,471	522,282	(329,950)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/11/22	Bank of America, N.A.	AUD	128	$90,160	$93,129	$—	$(2,969)
Expiring 01/11/22	Deutsche Bank AG	AUD	4,914	3,468,517	3,575,296	—	(106,779)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	1,184	859,347	861,447	—	(2,100)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	1,135	808,114	825,796	—	(17,682)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	255	179,495	185,532	—	(6,037)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	AUD	250	178,324	181,893	—	(3,569)
Expiring 01/31/22	JPMorgan Chase Bank, N.A.	AUD	155	112,041	112,830	—	(789)
Expiring 02/08/22	Morgan Stanley & Co. International PLC	AUD	6,597	4,877,010	4,799,878	77,132	—
Expiring 02/08/22	The Bank of New York Mellon Corp.	AUD	577	423,506	420,053	3,453	—
Expiring 02/08/22	The Bank of New York Mellon Corp.	AUD	576	421,072	418,976	2,096	—
Expiring 02/08/22	The Bank of New York Mellon Corp.	AUD	404	289,061	294,183	—	(5,122)
Expiring 02/08/22	The Bank of New York Mellon Corp.	AUD	343	254,475	249,735	4,740	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	AUD	414	296,812	301,489	—	(4,677)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	AUD	267	188,163	194,044	—	(5,881)
Brazilian Real,
Expiring 01/04/22	Bank of America, N.A.	BRL	960	166,843	172,214	—	(5,371)
Expiring 01/04/22	Citibank, N.A.	BRL	1,155	201,395	207,195	—	(5,800)
Expiring 01/04/22	Citibank, N.A.	BRL	960	172,028	172,214	—	(186)
Expiring 02/02/22	Citibank, N.A.	BRL	45	7,909	8,016	—	(107)
British Pound,
Expiring 01/11/22	Bank of America, N.A.	GBP	4,576	6,076,722	6,193,693	—	(116,971)
Expiring 01/11/22	Bank of America, N.A.	GBP	3,039	4,035,655	4,113,337	—	(77,682)
Expiring 01/11/22	Bank of America, N.A.	GBP	234	310,741	316,722	—	(5,981)
Expiring 01/11/22	Citibank, N.A.	GBP	228	303,867	308,602	—	(4,735)
Expiring 01/11/22	Deutsche Bank AG	GBP	172	227,742	232,805	—	(5,063)
Expiring 01/14/22	The Bank of New York Mellon Corp.	GBP	105	139,351	142,759	—	(3,408)
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	GBP	4,726	6,508,285	6,396,692	111,593	—
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	GBP	174	238,986	235,185	3,801	—
Expiring 01/21/22	JPMorgan Chase Bank, N.A.	GBP	101	135,734	137,227	—	(1,493)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	GBP	1,237	1,652,313	1,674,265	—	(21,952)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	GBP	157	208,219	211,984	—	(3,765)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	GBP	103	135,919	138,765	—	(2,846)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	GBP	91	121,530	123,131	—	(1,601)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	GBP	61	80,853	82,570	—	(1,717)
Canadian Dollar,
Expiring 01/06/22	Citibank, N.A.	CAD	6,889	5,362,842	5,446,046	—	(83,204)
Expiring 01/11/22	Bank of America, N.A.	CAD	8,853	6,932,166	6,998,636	—	(66,470)
Expiring 01/11/22	Citibank, N.A.	CAD	265	207,424	209,493	—	(2,069)
Expiring 01/11/22	Citibank, N.A.	CAD	230	179,396	181,824	—	(2,428)

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/31/22	JPMorgan Chase Bank, N.A.	CAD	389	$312,926	$307,834	$5,092	$—
Expiring 02/10/22	Morgan Stanley & Co. International PLC	CAD	4,554	3,617,681	3,599,588	18,093	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CAD	469	366,451	370,612	—	(4,161)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CAD	245	191,477	193,739	—	(2,262)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CAD	207	161,982	163,223	—	(1,241)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CAD	128	99,333	101,351	—	(2,018)
Chilean Peso,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CLP	43,700	51,731	51,221	510	—
Expiring 02/07/22	JPMorgan Chase Bank, N.A.	CLP	136,820	166,236	159,716	6,520	—
Chinese Renminbi,
Expiring 01/11/22	Bank of America, N.A.	CNH	1,550	242,604	243,657	—	(1,053)
Expiring 01/11/22	Deutsche Bank AG	CNH	966	151,013	151,854	—	(841)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CNH	1,419	222,247	223,064	—	(817)
Expiring 01/28/22	JPMorgan Chase Bank, N.A.	CNH	40,215	6,248,225	6,313,593	—	(65,368)
Expiring 02/07/22	Deutsche Bank AG	CNH	477	74,841	74,838	3	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	1,039	161,958	162,558	—	(600)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CNH	1,033	161,000	161,675	—	(675)
Colombian Peso,
Expiring 01/11/22	Citibank, N.A.	COP	1,061,523	263,464	260,742	2,722	—
Expiring 01/11/22	Citibank, N.A.	COP	48,580	12,057	11,932	125	—
Expiring 01/21/22	UBS AG	COP	1,798,274	465,995	441,163	24,832	—
Czech Koruna,
Expiring 01/11/22	Bank of America, N.A.	CZK	6,026	267,584	275,511	—	(7,927)
Expiring 01/11/22	Deutsche Bank AG	CZK	3,550	157,425	162,307	—	(4,882)
Expiring 01/31/22	JPMorgan Chase Bank, N.A.	CZK	2,069	94,865	94,436	429	—
Danish Krone,
Expiring 01/11/22	Deutsche Bank AG	DKK	2,935	446,374	449,428	—	(3,054)
Expiring 01/25/22	JPMorgan Chase Bank, N.A.	DKK	903	142,083	138,327	3,756	—
Euro,
Expiring 01/11/22	Bank of America, N.A.	EUR	455	515,894	518,130	—	(2,236)
Expiring 01/11/22	Bank of America, N.A.	EUR	137	154,532	156,008	—	(1,476)
Expiring 01/11/22	Citibank, N.A.	EUR	159	179,755	181,061	—	(1,306)
Expiring 01/11/22	Deutsche Bank AG	EUR	252	284,107	286,965	—	(2,858)
Expiring 01/11/22	Deutsche Bank AG	EUR	207	234,405	235,720	—	(1,315)
Expiring 01/11/22	Deutsche Bank AG	EUR	160	181,642	182,200	—	(558)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	24,304	27,477,495	27,676,106	—	(198,611)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	4,204	4,752,937	4,787,292	—	(34,355)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	633	715,654	720,827	—	(5,173)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	EUR	160	181,232	182,200	—	(968)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	35,801	41,447,362	40,792,884	654,478	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	21,548	24,361,720	24,552,885	—	(191,165)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	469	534,946	534,072	874	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	357	405,159	407,342	—	(2,183)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	321	364,088	366,093	—	(2,005)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	309	359,019	352,129	6,890	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	296	344,075	337,468	6,607	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	263	297,773	299,672	—	(1,899)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	185	215,221	211,147	4,074	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	177	200,546	201,891	—	(1,345)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	122	137,862	138,497	—	(635)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	EUR	36	40,828	41,258	—	(430)
Expiring 02/10/22	The Bank of New York Mellon Corp.	EUR	111	124,881	126,049	—	(1,168)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	1,784	2,033,370	2,034,390	—	(1,020)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	EUR	557	634,115	635,285	—	(1,170)

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint,
Expiring 01/11/22	Bank of America, N.A.	HUF	30,200	$94,288	$92,977	$1,311	$—
Expiring 01/11/22	Deutsche Bank AG	HUF	34,857	107,963	107,315	648	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	HUF	26,136	80,381	79,932	449	—
Indian Rupee,
Expiring 01/07/22	Barclays Bank PLC	INR	106,001	1,398,580	1,421,753	—	(23,173)
Expiring 01/11/22	Citibank, N.A.	INR	18,570	246,430	248,968	—	(2,538)
Expiring 01/11/22	Citibank, N.A.	INR	10,110	133,987	135,545	—	(1,558)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	13,230	174,792	177,375	—	(2,583)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	INR	11,110	147,328	148,952	—	(1,624)
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	INR	6,186	80,956	82,879	—	(1,923)
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	INR	6,177	80,987	82,761	—	(1,774)
Expiring 01/18/22	JPMorgan Chase Bank, N.A.	INR	6,168	81,018	82,634	—	(1,616)
Indonesian Rupiah,
Expiring 01/11/22	Citibank, N.A.	IDR	10,895,897	757,028	765,310	—	(8,282)
Expiring 01/27/22	HSBC Bank USA, N.A.	IDR	20,602,305	1,428,732	1,447,783	—	(19,051)
Expiring 02/18/22	JPMorgan Chase Bank, N.A.	IDR	7,065,043	488,964	494,631	—	(5,667)
Israeli Shekel,
Expiring 01/11/22	Bank of America, N.A.	ILS	1,166	368,847	375,057	—	(6,210)
Expiring 01/26/22	JPMorgan Chase Bank, N.A.	ILS	331	106,642	106,419	223	—
Japanese Yen,
Expiring 01/11/22	Bank of America, N.A.	JPY	13,000	114,220	113,023	1,197	—
Expiring 01/11/22	Citibank, N.A.	JPY	2,251,900	19,886,153	19,578,192	307,961	—
Expiring 01/11/22	Citibank, N.A.	JPY	52,491	463,539	456,361	7,178	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	20,400	180,834	177,359	3,475	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	JPY	4,930	43,598	42,862	736	—
Expiring 02/09/22	Citibank, N.A.	JPY	1,869,333	16,421,803	16,255,874	165,929	—
Expiring 02/09/22	Morgan Stanley & Co. International PLC	JPY	154,212	1,345,879	1,341,039	4,840	—
Expiring 02/09/22	Standard Chartered Bank	JPY	230,886	2,026,647	2,007,805	18,842	—
Expiring 02/16/22	JPMorgan Chase Bank, N.A.	JPY	1,309,897	11,508,753	11,391,571	117,182	—
Expiring 02/16/22	JPMorgan Chase Bank, N.A.	JPY	28,665	253,250	249,290	3,960	—
Expiring 02/22/22	JPMorgan Chase Bank, N.A.	JPY	400	3,496	3,480	16	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	JPY	155,416	1,372,448	1,351,972	20,476	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	JPY	1,807	15,986	15,716	270	—
Expiring 04/11/22	JPMorgan Chase Bank, N.A.	JPY	1,045,084	9,072,825	9,094,538	—	(21,713)
Malaysian Ringgit,
Expiring 01/11/22	Deutsche Bank AG	MYR	2,670	629,717	641,689	—	(11,972)
Expiring 06/16/22	Barclays Bank PLC	MYR	2,452	578,092	584,777	—	(6,685)
Mexican Peso,
Expiring 01/11/22	Bank of America, N.A.	MXN	4,630	222,810	225,716	—	(2,906)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	MXN	18,140	849,304	884,338	—	(35,034)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	MXN	3,093	144,812	150,786	—	(5,974)
Expiring 01/13/22	Goldman Sachs International	MXN	28,009	1,279,070	1,364,973	—	(85,903)
Expiring 01/13/22	Royal Bank of Scotland PLC	MXN	30,772	1,506,987	1,499,628	7,359	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	MXN	3,357	155,572	161,759	—	(6,187)
New Taiwanese Dollar,
Expiring 01/11/22	Citibank, N.A.	TWD	5,780	207,540	208,681	—	(1,141)
Expiring 01/11/22	Citibank, N.A.	TWD	2,800	100,683	101,091	—	(408)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	TWD	8,262	299,380	298,292	1,088	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	TWD	16,178	584,965	584,331	634	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	TWD	4,682	167,945	169,116	—	(1,171)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	TWD	4,668	168,749	168,609	140	—
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	TWD	2,266	82,043	81,855	188	—
Expiring 01/20/22	HSBC Bank USA, N.A.	TWD	39,365	1,408,545	1,421,914	—	(13,369)
Expiring 01/20/22	UBS AG	TWD	39,930	1,431,670	1,442,321	—	(10,651)

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar,
Expiring 01/11/22	Citibank, N.A.	NZD	265	$180,533	$181,476	$—	$(943)
Expiring 01/11/22	Deutsche Bank AG	NZD	1,273	863,273	871,768	—	(8,495)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NZD	170	114,387	116,418	—	(2,031)
Expiring 01/20/22	Goldman Sachs International	NZD	1,904	1,356,388	1,303,967	52,421	—
Expiring 02/16/22	JPMorgan Chase Bank, N.A.	NZD	560	389,790	383,082	6,708	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	NZD	463	312,639	316,847	—	(4,208)
Norwegian Krone,
Expiring 01/11/22	Citibank, N.A.	NOK	1,400	153,899	158,940	—	(5,041)
Expiring 01/11/22	Citibank, N.A.	NOK	850	95,520	96,500	—	(980)
Expiring 01/11/22	Deutsche Bank AG	NOK	1,698	186,290	192,771	—	(6,481)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	2,940	330,668	333,775	—	(3,107)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	1,290	142,617	146,452	—	(3,835)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	NOK	850	93,885	96,499	—	(2,614)
Expiring 01/20/22	Goldman Sachs International	NOK	12,391	1,486,270	1,406,517	79,753	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	NOK	1,258	138,786	142,700	—	(3,914)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	NOK	338	37,337	38,360	—	(1,023)
Peruvian Nuevo Sol,
Expiring 01/11/22	Bank of America, N.A.	PEN	262	64,419	65,612	—	(1,193)
Polish Zloty,
Expiring 01/11/22	Bank of America, N.A.	PLN	870	211,034	215,782	—	(4,748)
Expiring 01/11/22	Bank of America, N.A.	PLN	780	190,894	193,460	—	(2,566)
Expiring 01/11/22	Citibank, N.A.	PLN	1,046	256,574	259,436	—	(2,862)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	PLN	487	119,566	120,444	—	(878)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	PLN	333	81,072	82,062	—	(990)
Russian Ruble,
Expiring 01/11/22	Citibank, N.A.	RUB	39,387	525,510	523,552	1,958	—
Expiring 01/11/22	Citibank, N.A.	RUB	24,291	324,096	322,888	1,208	—
Expiring 01/11/22	Citibank, N.A.	RUB	16,450	223,657	218,661	4,996	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	RUB	16,500	222,837	219,326	3,511	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	RUB	6,165	81,000	81,709	—	(709)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	RUB	6,121	81,052	81,130	—	(78)
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	RUB	6,038	81,018	80,025	993	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	RUB	6,023	80,995	79,830	1,165	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	RUB	5,972	81,076	79,157	1,919	—
Singapore Dollar,
Expiring 01/11/22	Citibank, N.A.	SGD	584	426,163	433,334	—	(7,171)
Expiring 01/11/22	Citibank, N.A.	SGD	309	225,487	229,281	—	(3,794)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SGD	215	156,901	159,532	—	(2,631)
Expiring 02/07/22	JPMorgan Chase Bank, N.A.	SGD	392	290,331	290,671	—	(340)
South African Rand,
Expiring 01/11/22	Bank of America, N.A.	ZAR	1,640	100,734	102,762	—	(2,028)
Expiring 01/11/22	Citibank, N.A.	ZAR	3,540	223,674	221,814	1,860	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	ZAR	2,240	140,501	140,358	143	—
Expiring 01/25/22	BNP Paribas S.A.	ZAR	31,053	1,901,329	1,941,824	—	(40,495)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	ZAR	256	15,938	15,896	42	—
South Korean Won,
Expiring 01/11/22	Bank of America, N.A.	KRW	148,060	125,206	124,464	742	—
Expiring 01/11/22	Citibank, N.A.	KRW	126,910	107,201	106,685	516	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	5,011,837	4,219,357	4,213,132	6,225	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	315,630	265,722	265,330	392	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	160,555	135,409	134,968	441	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	145,681	122,979	122,465	514	—
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	KRW	131,244	110,689	110,328	361	—
Expiring 01/20/22	Citibank, N.A.	KRW	5,249,976	4,449,057	4,412,278	36,779	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	KRW	388,830	328,096	326,619	1,477	—

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	KRW	95,574	$80,895	$80,282	$613	$—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	KRW	95,426	80,982	80,159	823	—
Swedish Krona,
Expiring 01/11/22	Bank of America, N.A.	SEK	1,630	180,553	180,400	153	—
Expiring 01/11/22	Citibank, N.A.	SEK	3,584	392,879	396,661	—	(3,782)
Expiring 01/11/22	Citibank, N.A.	SEK	1,640	179,957	181,507	—	(1,550)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	SEK	1,590	174,746	175,973	—	(1,227)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SEK	4,391	487,871	486,243	1,628	—
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SEK	2,106	232,095	233,179	—	(1,084)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	SEK	1,286	141,457	142,364	—	(907)
Swiss Franc,
Expiring 01/11/22	Bank of America, N.A.	CHF	679	739,531	745,380	—	(5,849)
Expiring 01/11/22	Bank of America, N.A.	CHF	562	612,100	616,941	—	(4,841)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	CHF	165	178,662	181,131	—	(2,469)
Expiring 01/13/22	Goldman Sachs International	CHF	1,490	1,624,113	1,635,857	—	(11,744)
Expiring 01/25/22	JPMorgan Chase Bank, N.A.	CHF	574	628,692	629,836	—	(1,144)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	CHF	38	41,588	41,914	—	(326)
Thai Baht,
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	THB	11,853	349,297	354,798	—	(5,501)
Expiring 01/11/22	JPMorgan Chase Bank, N.A.	THB	10,988	323,806	328,906	—	(5,100)
Expiring 03/10/22	The Bank of New York Mellon Corp.	THB	13,872	411,976	415,164	—	(3,188)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	THB	22,795	679,679	682,177	—	(2,498)
Turkish Lira,
Expiring 01/11/22	Bank of America, N.A.	TRY	5,550	392,781	415,959	—	(23,178)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TRY	2,773	190,030	196,389	—	(6,359)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TRY	1,665	114,123	117,923	—	(3,800)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TRY	923	51,880	65,374	—	(13,494)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TRY	484	31,889	34,286	—	(2,397)
Expiring 03/16/22	JPMorgan Chase Bank, N.A.	TRY	191	13,214	13,519	—	(305)
Expiring 06/14/22	JPMorgan Chase Bank, N.A.	TRY	3,310	343,000	218,851	124,149	—

				$274,944,077	$274,618,905	1,933,412	(1,608,240)

						$2,455,694	$(1,938,190)

Cross currency exchange contracts outstanding at December 31, 2021:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
03/16/22	Buy	AUD	113	GBP	61	$—	$ (349)	JPMorgan Chase Bank, N.A.
03/16/22	Buy	CHF	75	EUR	72	133	—	JPMorgan Chase Bank, N.A.
03/16/22	Buy	EUR	71	GBP	61	—	(1,560)	JPMorgan Chase Bank, N.A.
03/16/22	Buy	EUR	71	CZK	1,805	—	(1,163)	JPMorgan Chase Bank, N.A.
03/16/22	Buy	EUR	143	CNH	1,043	—	(172)	JPMorgan Chase Bank, N.A.
03/16/22	Buy	EUR	287	CHF	300	—	(2,329)	JPMorgan Chase Bank, N.A.
03/16/22	Buy	GBP	60	EUR	71	421	—	JPMorgan Chase Bank, N.A.
03/16/22	Buy	GBP	61	EUR	72	862	—	JPMorgan Chase Bank, N.A.
03/16/22	Buy	NZD	120	EUR	72	205	—	JPMorgan Chase Bank, N.A.
03/16/22	Buy	SEK	1,595	EUR	156	—	(735)	JPMorgan Chase Bank, N.A.

						$1,621	$(6,308)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Kingdom of Saudi Arabia	06/20/24	1.000%(Q)		720	0.287%	$1,651	$12,944	$11,293
Republic of Indonesia	06/20/24	1.000%(Q)		850	0.351%	1,957	13,908	11,951
Russian Federation	12/20/26	1.000%(Q)		30	1.247%	193	(342)	(535)
State of Qatar	06/20/24	1.000%(Q)		340	0.220%	3,833	6,684	2,851
Unibail-Rodamco-Westfield SE	06/20/24	1.000%(Q)	EUR	125	0.642%	1,231	1,319	88

						$8,865	$34,513	$25,648

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
iTraxx.XO.36.V1	12/20/26	5.000%(Q)	EUR 1,630	$(193,432)	$(223,088)	$(29,656)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.EM.36.V1	12/20/26	1.000%(Q)	5,400	1.873%	$(178,938)	$(216,183)	$(37,245)
CDX.NA.IG.28.V1	06/20/22	1.000%(Q)	2,025	0.212%	6,716	8,243	1,527
CDX.NA.IG.34.V1	06/20/25	1.000%(Q)	2,200	0.445%	21,410	42,512	21,102
iTraxx Europe 36.V1	12/20/26	1.000%(Q)	EUR 3,450	0.477%	91,300	103,640	12,340

					$(59,512)	$(61,788)	$(2,276)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
								Deutsche
CMBX.BBB	05/11/63	3.000%(M)	573	*	$(160,208)	$(43,113)	$(117,095)	Bank AG
								Morgan
								Stanley &
								Co.
								International
CMBX.NA.BBB.8	10/17/57	3.000%(M)	550	*	(74,682)	(100,983)	26,301	PLC
								Morgan
								Stanley &
								Co.
								International
CMBX.NA.BBB.10	11/17/59	3.000%(M)	800	*	(71,275)	(124,542)	53,267	PLC
								Morgan
								Stanley &
								Co.
								International
CMBX.NA.BBB.11	11/18/54	3.000%(M)	700	*	(32,776)	(78,578)	45,802	PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Sell Protection(2) (cont’d.):
CMBX.NA.BBB.11	11/18/54	3.000%(M)	150	*	$(7,011)	$(31,873)	$24,862	Morgan Stanley & Co. International PLC

					$(345,952)	$(379,089)	$33,137

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	29,930	02/22/23	0.190%(Q)	3 Month BBSW(2)(Q)	$(14,627)	$(70,417)	$(55,790)
AUD	29,950	03/16/27	1.250%(S)	6 Month BBSW(2)(S)	(507,222)	(525,707)	(18,485)
AUD	946	03/20/27	1.375%(S)	6 Month BBSW(2)(S)	488	(15,637)	(16,125)
AUD	1,292	06/15/27	1.844%(S)	6 Month BBSW(2)(S)	2,170	(342)	(2,512)
AUD	4,080	03/16/32	2.000%(S)	6 Month BBSW(2)(S)	2,946	(10,463)	(13,409)
AUD	980	03/17/32	2.000%(S)	6 Month BBSW(2)(S)	(12,271)	(11,165)	1,106
AUD	300	06/15/32	2.031%(S)	6 Month BBSW(2)(S)	643	(1,316)	(1,959)

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	35,240	01/02/23	5.800%(T)	1 Day BROIS(1)(T)	$37,020	$277,713	$240,693
BRL	4,690	01/02/23	7.200%(T)	1 Day BROIS(2)(T)	293	(29,433)	(29,726)
BRL	500	01/02/23	10.565%(T)	1 Day BROIS(2)(T)	—	(494)	(494)
BRL	600	01/02/23	12.400%(T)	1 Day BROIS(2)(T)	(31)	1,162	1,193
BRL	58,965	01/02/24	7.370%(T)	1 Day BROIS(2)(T)	43,718	(462,260)	(505,978)
BRL	2,897	01/02/24	9.200%(T)	1 Day BROIS(2)(T)	(9,458)	(10,183)	(725)
BRL	300	01/02/24	11.814%(T)	1 Day BROIS(1)(T)	—	(866)	(866)
BRL	325	01/02/24	11.905%(T)	1 Day BROIS(1)(T)	—	(968)	(968)
BRL	2,740	01/02/24	12.300%(T)	1 Day BROIS(2)(T)	1,540	12,052	10,512
BRL	25,385	01/04/27	8.495%(T)	1 Day BROIS(1)(T)	(50,875)	196,448	247,323
CAD	3,630	12/15/23	1.000%(S)	3 Month CDOR(1)(S)	4,135	28,047	23,912
CAD	4,370	08/22/25	1.560%(S)	3 Month CDOR(2)(S)	1,854	(36,298)	(38,152)
CAD	7,200	03/16/27	1.750%(S)	3 Month CDOR(1)(S)	46,026	32,053	(13,973)
CAD	1,193	06/15/27	2.031%(S)	3 Month CDOR(2)(S)	6,707	4,960	(1,747)
CAD	3,480	08/22/28	1.680%(S)	3 Month CDOR(1)(S)	(3,371)	43,837	47,208
CAD	3,620	10/14/31	2.500%(S)	3 Month CDOR(2)(S)	16,449	49,250	32,801
CAD	4,430	03/16/32	2.000%(S)	3 Month CDOR(1)(S)	6,509	1,678	(4,831)
CAD	1,840	03/17/32	2.000%(S)	3 Month CDOR(1)(S)	7,820	9,980	2,160
CAD	273	06/15/32	2.094%(S)	3 Month CDOR(2)(S)	1,353	945	(408)
CAD	980	12/19/33	2.100%(S)	3 Month CDOR(2)(S)	4,892	(3,168)	(8,060)
CAD	1,940	12/15/51	2.250%(S)	3 Month CDOR(2)(S)	18,664	57,274	38,610
CHF	580	03/16/27	(0.250)%(A)	1 Day SARON(2)(A)	(1,127)	(1,923)	(796)
CHF	2,420	03/16/32	0.250%(A)	1 Day SARON(2)(A)	34,733	35,434	701
CNH	25,415	09/15/23	2.500%(Q)	7 Day China Fixing Repo Rates(2)(Q)	4,922	20,660	15,738
CNH	22,590	03/17/26	2.750%(Q)	7 Day China Fixing Repo Rates(2)(Q)	4,355	58,288	53,933
CNH	84,320	05/14/26	2.735%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	218,223	218,223
CNH	1,530	12/15/26	2.500%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1,486)	1,507	2,993
EUR	9,630	11/03/23	(0.250)%(A)	1 Day EuroSTR(2)(A)	11,880	8,902	(2,978)
EUR	5,540	03/18/24	(0.500)%(A)	6 Month EURIBOR(1)(S)	26,214	33,760	7,546
EUR	6,980	03/17/25	(0.250)%(A)	6 Month EURIBOR(2)(S)	(12,977)	(36,511)	(23,534)
EUR	1,840	03/16/27	(0.250)%(A)	6 Month EURIBOR(1)(S)	16,283	31,715	15,432
EUR	3,220	03/16/27	(0.250)%(A)	1 Day EuroSTR(1)(A)	(3,349)	19,327	22,676
EUR	574	03/20/27	0.125%(A)	6 Month EURIBOR(2)(S)	82	(2,315)	(2,397)
EUR	377	06/15/27	(0.063)%(A)	6 Month EURIBOR(1)(S)	86	3,409	3,323
EUR	2,250	11/03/27	0.000%(A)	1 Day EuroSTR(1)(A)	(19,850)	(8,393)	11,457
EUR	710	11/03/27	0.200%(A)	6 Month EURIBOR(2)(S)	8,354	1,626	(6,728)
EUR	300	12/13/27	0.015%(A)	6 Month EURIBOR(1)(S)	1,757	2,793	1,036
EUR	1,190	03/16/29	0.000%(A)	6 Month EURIBOR(1)(S)	(585)	15,211	15,796
EUR	130	03/17/31	0.250%(A)	6 Month EURIBOR(2)(S)	2,112	(301)	(2,413)
EUR	4,340	11/26/31	0.500%(A)	6 Month EURIBOR(2)(S)	29,429	(18,512)	(47,941)
EUR	650	03/16/32	0.250%(A)	6 Month EURIBOR(1)(S)	4,442	5,736	1,294
EUR	7,250	03/17/32	0.500%(A)	6 Month EURIBOR(2)(S)	8,320	(44,052)	(52,372)
EUR	172	06/15/32	0.188%(A)	6 Month EURIBOR(1)(S)	(745)	3,440	4,185
EUR	70	03/16/34	0.250%(A)	6 Month EURIBOR(2)(S)	300	(1,597)	(1,897)
EUR	410	03/16/37	0.500%(A)	6 Month EURIBOR(1)(S)	(13,374)	468	13,842
EUR	2,230	11/26/41	0.750%(A)	6 Month EURIBOR(1)(S)	(36,265)	13,702	49,967
EUR	410	03/17/42	0.500%(A)	6 Month EURIBOR(2)(S)	15,236	(5,120)	(20,356)
GBP	530	12/20/26	0.719%(A)	1 Day SONIA(1)(A)	(1,035)	7,517	8,552
GBP	6,980	03/16/27	0.500%(A)	1 Day SONIA(1)(A)	176,834	261,391	84,557
GBP	335	06/15/27	0.875%(A)	1 Day SONIA(1)(A)	(1,020)	4,573	5,593
GBP	830	06/17/30	0.308%(A)	1 Day SONIA(2)(A)	(26,325)	(57,639)	(31,314)
GBP	800	01/27/31	1.000%(A)	1 Day SONIA(2)(A)	10,531	7,298	(3,233)
GBP	348	12/16/31	1.063%(A)	1 Day SONIA(1)(A)	(308)	(4,693)	(4,385)
GBP	6,470	03/16/32	0.750%(A)	1 Day SONIA(1)(A)	(2,756)	176,226	178,982
GBP	2,620	03/17/32	1.000%(A)	1 Day SONIA(1)(A)	(50,262)	(24,847)	25,415
GBP	156	06/15/32	0.750%(A)	1 Day SONIA(1)(A)	(487)	4,389	4,876
GBP	170	03/17/42	1.000%(A)	1 Day SONIA(1)(A)	(14,745)	(4,583)	10,162
JPY	1,292,910	03/16/27	0.000%(A)	1 Day TONAR(1)(A)	(18,202)	(5,233)	12,969
JPY	76,661	03/21/27	(0.050)%(A)	1 Day TONAR(1)(A)	216	1,155	939

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	195,210	03/16/32	0.000%(A)	1 Day TONAR(1)(A)	$7,585	$14,274	$6,689
JPY	23,026	03/16/32	0.030%(A)	1 Day TONAR(1)(A)	404	1,084	680
KRW	974,422	03/16/24	1.500%(Q)	3 Month KWCDC(1)(Q)	2,353	5,439	3,086
KRW	1,790,390	09/16/30	1.000%(Q)	3 Month KWCDC(2)(Q)	(9,584)	(105,738)	(96,154)
KRW	296,685	09/15/31	1.750%(Q)	3 Month KWCDC(1)(Q)	7,966	2,285	(5,681)
MXN	22,210	03/13/24	7.200%(M)	28 Day Mexican Interbank Rate(1)(M)	305	6,977	6,672
MXN	6,160	03/10/27	7.400%(M)	28 Day Mexican Interbank Rate(1)(M)	(1,495)	1,205	2,700
MXN	10	03/03/32	7.400%(M)	28 Day Mexican Interbank Rate(1)(M)	(1)	7	8
NOK	6,379	12/20/26	1.844%(A)	6 Month NIBOR(1)(S)	121	4,199	4,078
NOK	4,169	03/16/27	1.563%(A)	6 Month NIBOR(1)(S)	129	7,753	7,624
NOK	25,490	03/16/27	2.000%(A)	6 Month NIBOR(1)(S)	(17,675)	(12,999)	4,676
NOK	4,556	03/18/31	1.469%(A)	6 Month NIBOR(1)(S)	244	11,212	10,968
NOK	30,920	05/12/31	2.130%(A)	6 Month NIBOR(1)(S)	(37,344)	(28,164)	9,180
NOK	7,590	03/16/32	2.000%(A)	6 Month NIBOR(2)(S)	22,655	6,814	(15,841)
NOK	1,961	06/15/32	1.750%(A)	6 Month NIBOR(1)(S)	(1,794)	3,729	5,523
NZD	68,570	09/15/22	0.500%(S)	3 Month BBR(2)(Q)	(144,714)	(255,786)	(111,072)
NZD	2,810	12/15/22	1.250%(S)	3 Month BBR(2)(Q)	(2,398)	(7,195)	(4,797)
NZD	909	11/01/24	2.580%(S)	3 Month BBR(2)(Q)	—	5,282	5,282
NZD	2,431	11/04/24	2.503%(S)	3 Month BBR(2)(Q)	—	10,276	10,276
NZD	1,399	03/16/27	1.889%(S)	3 Month BBR(2)(Q)	(359)	(33,001)	(32,642)
NZD	6,830	03/16/27	2.750%(S)	3 Month BBR(2)(Q)	29,679	27,772	(1,907)
NZD	1,021	03/20/27	2.656%(S)	3 Month BBR(1)(Q)	2,361	3,034	673
NZD	2,180	09/16/31	3.000%(S)	3 Month BBR(2)(Q)	12,369	16,108	3,739
NZD	328	03/16/32	2.136%(S)	3 Month BBR(2)(Q)	(182)	(10,804)	(10,622)
NZD	2,170	03/16/32	2.750%(S)	3 Month BBR(1)(Q)	(16,887)	(9,089)	7,798
NZD	738	03/17/32	2.813%(S)	3 Month BBR(1)(Q)	1,292	(1,398)	(2,690)
PLN	1,777	03/18/24	3.150%(A)	6 Month WIBOR(1)(S)	318	7,709	7,391
PLN	1,900	03/16/27	3.250%(A)	6 Month WIBOR(1)(S)	6,163	11,424	5,261
PLN	1,225	03/16/32	3.100%(A)	6 Month WIBOR(1)(S)	(597)	11,929	12,526
SEK	64,280	03/18/24	0.500%(A)	3 Month STIBOR(2)(Q)	12,697	17,623	4,926
SEK	52,090	03/16/27	0.750%(A)	3 Month STIBOR(2)(Q)	34,592	1,286	(33,306)
SEK	6,035	03/20/27	0.688%(A)	3 Month STIBOR(2)(Q)	(1,151)	(6,132)	(4,981)
SEK	3,970	06/15/27	0.656%(A)	3 Month STIBOR(1)(Q)	(71)	3,144	3,215
SEK	34,720	03/16/32	1.000%(A)	3 Month STIBOR(2)(Q)	60,672	3,290	(57,382)
SEK	10,100	03/17/32	1.000%(A)	3 Month STIBOR(2)(Q)	(7,847)	(13,146)	(5,299)
THB	4,990	03/16/27	1.000%(S)	6 Month THBFIX(2)(S)	(680)	(1,832)	(1,152)
	5,420	12/15/23	0.500%(A)	1 Day SOFR(1)(A)	14,953	21,674	6,721
	4,520	03/18/24	0.250%(A)	1 Day SOFR(1)(A)	42,699	55,380	12,681
	63,320	07/25/24	—(3)	—(3)	14,596	16,771	2,175
	3,358	03/20/26	1.256%(A)	1 Day SOFR(2)(A)	—	(7,279)	(7,279)
	2,800	03/20/26	1.282%(A)	1 Day SOFR(2)(A)	—	(4,633)	(4,633)
	2,800	03/20/26	1.350%(A)	1 Day SOFR(2)(A)	—	(959)	(959)
	2,795	03/20/26	1.354%(A)	1 Day SOFR(2)(A)	—	(740)	(740)
	2,810	03/20/26	1.355%(A)	1 Day SOFR(2)(A)	—	(661)	(661)
	1,680	03/20/26	1.377%(A)	1 Day SOFR(2)(A)	—	310	310
	560	03/20/26	1.379%(A)	1 Day SOFR(2)(A)	—	125	125
	2,794	03/20/26	1.382%(A)	1 Day SOFR(2)(A)	—	815	815
	2,790	03/20/26	1.399%(A)	1 Day SOFR(2)(A)	—	1,738	1,738
	10,510	03/16/27	1.000%(A)	1 Day SOFR(1)(A)	70,692	135,549	64,857
	921	03/16/27	1.100%(A)	1 Day SOFR(2)(A)	(5,671)	(3,179)	2,492
	680	03/20/27	1.380%(A)	1 Day SOFR(2)(A)	(2,365)	(132)	2,233
	2,650	09/22/31	1.530%(A)	1 Day SOFR(2)(A)	(31,250)	1,461	32,711
	211	03/16/32	1.370%(A)	1 Day SOFR(2)(A)	(1,680)	458	2,138
	2,520	03/16/32	1.500%(A)	1 Day SOFR(2)(A)	44,966	36,544	(8,422)
	4,420	03/17/32	1.500%(A)	1 Day SOFR(1)(A)	3,078	7,562	4,484
	475	03/17/32	1.660%(A)	1 Day SOFR(1)(A)	1,545	(2,661)	(4,206)
	710	03/20/34	1.407%(A)	1 Day SOFR(1)(A)	—	7,208	7,208
	595	03/20/34	1.446%(A)	1 Day SOFR(1)(A)	—	3,863	3,863
	590	03/20/34	1.454%(A)	1 Day SOFR(1)(A)	—	3,438	3, 438

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	595	03/20/34	1.461%(A)	1 Day SOFR(1)(A)	$—	$3,057	$3,057
	590	03/20/34	1.472%(A)	1 Day SOFR(1)(A)	—	2,434	2,434
	591	03/20/34	1.473%(A)	1 Day SOFR(1)(A)	—	2,384	2,384
	590	03/20/34	1.476%(A)	1 Day SOFR(1)(A)	—	2,208	2,208
	355	03/20/34	1.482%(A)	1 Day SOFR(1)(A)	—	1,138	1,138
	120	03/20/34	1.489%(A)	1 Day SOFR(1)(A)	—	307	307
	3,220	09/22/36	1.630%(A)	1 Day SOFR(1)(A)	28,978	6,879	(22,099)
	1,170	03/18/52	1.750%(A)	1 Day SOFR(1)(A)	(98,430)	(81,323)	17,107
ZAR	110	03/18/24	5.650%(Q)	3 Month JIBAR(1)(Q)	—	1	1
ZAR	3,300	03/16/32	7.600%(Q)	3 Month JIBAR(2)(Q)	151	628	477

					$(202,052)	$166,649	$368,701

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CNH	57,380	09/15/26	2.805%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$179,421	$—	$179,421	BNP Paribas S.A.
CNH	73,996	09/15/26	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	259,730	—	259,730	JPMorgan Chase Bank, N.A.
CNH	2,665	12/15/26	2.540%(Q)	7 Day China Fixing Repo Rates(2)(Q)	3,416	—	3,416	JPMorgan Chase Bank, N.A.
CNH	3,853	03/16/27	2.370%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(288)	—	(288)	JPMorgan Chase Bank, N.A.
CNH	6,409	03/16/27	2.475%(Q)	7 Day China Fixing Repo Rates(2)(Q)	8,428	—	8,428	Bank of America, N.A.
KRW	2,821,030	12/15/26	1.973%(Q)	3 Month KWCDC(2)(Q)	16,549	—	16,549	JPMorgan Chase Bank, N.A.
MYR	1,280	12/21/31	3.271%(Q)	3 Month KLIBOR(2)(Q)	(997)	(10)	(987)	Bank of America, N.A.

					$466,259	$(10)	$466,269

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.
(3)	The Portfolio pays the floating rate of 1 Month LIBOR plus 9.00 bps monthly and receives the floating rate of 3 Month LIBOR quartely.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(379,099)	$617,776	$(118,370)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Bank of America, N.A.	$2,862,351	$—
Goldman Sachs & Co. LLC	—	1,526,014
Morgan Stanley	1,073,295	220,605

Total	$3,935,646	$1,746,619

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Canada.	$—	$272,484	$—
Cayman Islands	—	14,946,897	—
United States	—	10,291,430	—
Commercial Mortgage-Backed Securities
United States	—	3,751,429	—
Corporate Bonds
Australia	—	1,188,730	—
Austria	—	117,008	—
Belgium	—	440,641	—
Bermuda	—	174,163	—
Brazil	—	911,359	—
Canada	—	8,748,356	—
Cayman Islands	—	7,175	—
Chile	—	351,162	—
China	—	7,095,237	—
Denmark	—	1,289,313	—
Finland	—	699,666	—
France	—	7,535,966	—
Germany	—	9,524,209	—
Hong Kong	—	112,103	—
India	—	210,560	—
Ireland	—	3,137,383	—
Israel	—	72,229	—
Italy	—	3,912,197	—
Japan	—	1,125,241	—
Luxembourg	—	1,207,198	—
Malaysia	—	216,448	—
Mexico	—	1,340,621	—
Netherlands	—	2,281,001	—
Norway	—	508,396	—
Panama	—	532,563	—
Peru	—	254,097	—
Portugal	—	283,019	—
Qatar	—	407,542	—
Russia	—	239,916	—
Saudi Arabia	—	295,854	—
South Africa	—	627,867	—
Spain	—	4,327,529	—
Supranational Bank	—	1,042,040	—
Sweden	—	622,004	—
Switzerland	—	1,962,820	—
United Arab Emirates	—	691,409	—
United Kingdom	—	11,468,616	—
United States	—	56,001,845	—
Venezuela	—	395,019	—
Municipal Bonds
California	—	562,396	—
New Jersey	—	177,372	—
New York	—	220,169	—
North Carolina	—	356,125	—
Residential Mortgage-Backed Securities
Bermuda	—	1,905,518	—

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Residential Mortgage-Backed Securities (continued)
United Kingdom	$—	$505,725	$—
United States	—	10,162,817	—
Sovereign Bonds
Australia	—	9,628,176	—
Austria	—	1,978,078	—
Bahrain	—	288,311	—
Belgium	—	2,617,497	—
Canada	—	11,619,305	—
Chile	—	389,295	—
China	—	1,257,048	—
Colombia	—	432,776	—
Croatia	—	488,874	—
Czech Republic	—	336,647	—
Denmark	—	580,221	—
Dominican Republic	—	157,855	—
Ecuador	—	2,271	—
Egypt	—	184,076	—
Finland	—	338,795	—
France	—	4,927,427	—
Germany	—	13,101,507	—
Hungary	—	154,706	—
Indonesia	—	1,656,821	—
Ireland	—	2,027,039	—
Israel	—	482,440	—
Italy	—	17,143,609	—
Ivory Coast	—	469,618	—
Japan	—	43,840,442	—
Malaysia	—	1,095,497	—
Mexico	—	1,757,379	—
Netherlands	—	1,296,728	—
New Zealand	—	124,556	—
Nigeria	—	381,332	—
Norway	—	172,673	—
Panama	—	640,131	—
Peru	—	173,287	—
Philippines	—	223,920	—
Poland	—	326,943	—
Portugal	—	584,617	—
Qatar	—	298,747	—
Romania	—	936,482	—
Russia	—	424,283	—
Saudi Arabia	—	610,310	—
Senegal	—	283,380	—
Singapore	—	678,694	—
Slovenia	—	79,958	—
South Africa	—	484,871	—
South Korea	—	5,695,078	—
Spain	—	7,331,098	—
Supranational Bank	—	4,787,164	—
Sweden	—	379,402	—
Switzerland	—	1,387,512	—
Thailand	—	1,393,387	—
Turkey	—	177,608	—
Ukraine	—	176,642	—
United Arab Emirates	—	253,706	—
United Kingdom	—	10,090,265	—
Uruguay	—	48,385	—
U.S. Government Agency Obligations	—	38,457,053	—

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
U.S. Treasury Obligations	$—	$41,658,335	$—
Exchange-Traded Funds	13,289,043	—	—
Short-Term Investments
Affiliated Mutual Funds	11,900,523	—	—
Foreign Treasury Obligations
Canada	—	5,445,956	—
Japan	—	14,440,745	—
U.S. Treasury Obligations	—	4,724,951	—
Unaffiliated Fund	2,689,353	—	—
Options Purchased	—	51,192	—

Total#	$27,878,919	$435,685,965	$—

Liabilities
Options Written	$—	$(440,088)	$—

Other Financial Instruments*
Assets
Futures Contracts	$766,361	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,455,694	—
OTC Cross Currency Exchange Contracts	—	1,621	—
Centrally Cleared Credit Default Swap Agreements	—	61,152	—
Centrally Cleared Interest Rate Swap Agreements	—	1,715,778	—
OTC Interest Rate Swap Agreements	—	467,544	—

Total	$766,361	$4,701,789	$—

Liabilities
Futures Contracts	$(500,697)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,938,190)	—
OTC Cross Currency Exchange Contracts	—	(6,308)	—
Centrally Cleared Credit Default Swap Agreements	—	(67,436)	—
OTC Credit Default Swap Agreements	—	(345,952)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,347,077)	—
OTC Interest Rate Swap Agreements	—	(1,285)	—

Total	$(500,697)	$(3,706,248)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

# As of December 31, 2021, a private investment company with a fair value of $3,195,366 (0.69% of net assets) has not been categorized in the fair value hierarchy as this private investment company was measured using the net asset value per share as a practical expedient for the AST Global Bond Portfolio.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Sovereign Bonds	33.9%
U.S. Treasury Obligations	10.1
Banks	8.7
U.S. Government Agency Obligations	8.3
Foreign Treasury Obligations	4.3
Collateralized Loan Obligations	3.2
Diversified Financial Services	2.9
Exchange-Traded Funds	2.9
Residential Mortgage-Backed Securities	2.8

Affiliated Mutual Funds (0.6% represents investments purchased with collateral from securities on loan)	2.6%
Insurance	1.6
Oil & Gas	1.4
Automobiles	1.3
Electric	1.3
Pipelines	1.0
Auto Manufacturers	1.0
Telecommunications	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification (continued):

Commercial Mortgage-Backed Securities	0.8%
Media	0.7
Consumer Loans	0.6
Real Estate Investment Trusts (REITs)	0.6
Semiconductors	0.6
Unaffiliated Fund	0.6
Aerospace & Defense	0.6
Pharmaceuticals	0.5
Internet	0.5
Software	0.5
Mining	0.5
Chemicals	0.4
Healthcare-Services	0.4
Building Materials	0.3
Agriculture	0.3
Engineering & Construction	0.3
Real Estate	0.3
Healthcare-Products	0.3
Commercial Services	0.3
Computers	0.3
Municipal Bonds	0.3
Retail	0.3
Foods	0.2
Multi-National	0.2
Auto Parts & Equipment	0.2
Transportation	0.2
Student Loans	0.2
Packaging & Containers	0.2
Beverages	0.1
Machinery-Diversified	0.1
Lodging	0.1
Water	0.1

Private Equity	0.1%
Leisure Time	0.1
Forest Products & Paper	0.1
Gas	0.1
Savings & Loans	0.1
Collateralized Debt Obligations	0.1
Miscellaneous Manufacturing	0.1
Biotechnology	0.1
Holding Companies-Diversified	0.1
Home Builders	0.1
Airlines	0.1
Food Service	0.1
Electrical Components & Equipment	0.1
Home Equity Loans	0.0	*
Environmental Control	0.0	*
Housewares	0.0	*
Iron/Steel	0.0	*
Electronics	0.0	*
Toys/Games/Hobbies	0.0	*
Entertainment	0.0	*
Trucking & Leasing	0.0	*
Apparel	0.0	*
Oil & Gas Services	0.0	*
Options Purchased	0.0	*

	101.1
Options Written	(0.1)
Liabilities in excess of other assets	(1.0)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$61,152	*	Due from/to broker-variation margin swaps	$67,436	*
Credit contracts	—	—		Premiums received for OTC swap agreements	379,089
Credit contracts	Unrealized appreciation on OTC swap agreements	150,232		Unrealized depreciation on OTC swap agreements	117,095
Equity contracts	Due from/to broker-variation margin futures	7,544	*	—	—
Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	97,111	*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	1,621		Unrealized depreciation on OTC cross currency exchange contracts	6,308

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$2,455,694		Unrealized depreciation on OTC forward foreign currency exchange contracts	$1,938,190
Interest rate contracts	Due from/to broker-variation margin futures	758,817	*	Due from/to broker-variation margin futures	403,586	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,715,778	*	Due from/to broker-variation margin swaps	1,347,077	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	10
Interest rate contracts	Unaffiliated investments	51,192		Options written outstanding, at value	440,088
Interest rate contracts	Unrealized appreciation on OTC swap agreements	467,544		Unrealized depreciation on OTC swap agreements	1,275

		$5,669,574			$4,797,265

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$3,689,061
Foreign exchange contracts	—	—	4,980,429	34,823,506	—
Interest rate contracts	(147,251)	1,379,736	1,743,666	—	(6,347,397)

Total	$(147,251)	$1,379,736	$6,724,095	$34,823,506	$(2,658,336)

(1) Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(1,776,455)
Equity contracts	—	—	7,544	—	—
Foreign exchange contracts	—	—	1,265,029	38,095,431	—
Interest rate contracts	611,232	(1,331,091)	895,996	—	221,822

Total	$611,232	$(1,331,091)	$2,168,569	$38,095,431	$(1,554,633)

(2) Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$1,120,824	$431,396,857	$464,789,253	$436,747,474	$834,312,875

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$2,009,267,216	$29,084,753	$2,802,943,699	$16,481,573

Credit Default Swap Agreements— Sell Protection(2)
$95,893,431

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,666,720	$(2,666,720)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.(4)	$—	$(997)	$(997)	$—	$(997)
Bank of America, N.A.(5)	49,736	(365,705)	(315,969)	—	(315,969)
Barclays Bank PLC(3)	—	(36,006)	(36,006)	—	(36,006)
BNP Paribas S.A.(3)	10,826	(59,879)	(49,053)	—	(49,053)
BNP Paribas S.A.(5)	179,421	—	179,421	—	179,421
Citibank, N.A.(3)	219,946	(17,940)	202,006	—	202,006
Citibank, N.A.(4)	8,797	(140,547)	(131,750)	131,750	—
Citibank, N.A.(5)	388,343	(148,810)	239,533	—	239,533
Deutsche Bank AG(3)	—	(160,208)	(160,208)	154,786	(5,422)
Deutsche Bank AG(4)	—	(28,645)	(28,645)	—	(28,645)
Deutsche Bank AG(5)	46,920	(163,349)	(116,429)	—	(116,429)
Goldman Sachs International(3)	132,174	(97,647)	34,527	—	34,527
HSBC Bank USA, N.A.(3)	8,191	(34,037)	(25,846)	—	(25,846)
JPMorgan Chase Bank, N.A.(3)	689,571	(78,807)	610,764	—	610,764
JPMorgan Chase Bank, N.A.(4)	617,905	(619,736)	(1,831)	1,831	—
JPMorgan Chase Bank, N.A.(5)	359,149	(353,791)	5,358	(5,358)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Morgan Stanley & Co. International PLC(3)	117,151	(8,647)	108,504	—	108,504
Morgan Stanley & Co. International PLC(4)	$154,008	$(460,618)	$(306,610)	$260,000	$(46,610)
Royal Bank of Scotland PLC(3)	7,359	(17,185)	(9,826)	—	(9,826)
Standard Chartered Bank(3)	18,842	—	18,842	—	18,842
The Bank of New York Mellon Corp.(3)	11,900	(13,259)	(1,359)	—	(1,359)
UBS AG(3)	83,857	(11,889)	71,968	—	71,968
UBS AG(4)	22,187	(64,353)	(42,166)	42,166	—

	$3,126,283	$(2,882,055)	$244,228	$585,175	$829,403

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	AllianceBernstein L.P.
(4)	Goldman Sachs Asset Management, L.P.
(5)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST GLOBAL BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $2,666,720:
Unaffiliated investments (cost $467,958,336)	$454,859,727
Affiliated investments (cost $11,900,523)	11,900,523
Cash segregated for counterparty — OTC	2,554,786
Foreign currency, at value (cost $152,986)	154,129
Cash	25,521
Receivable for investments sold	8,814,025
Deposit with broker for centrally cleared/exchange-traded derivatives	3,935,646
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,455,694
Receivable for Portfolio shares sold	2,084,681
Dividends and interest receivable	2,043,362
Tax reclaim receivable	744,998
Unrealized appreciation on OTC swap agreements .	617,776
Due from broker-variation margin futures	179,302
Due from broker-variation margin swaps	3,424
Unrealized appreciation on OTC cross currency exchange contracts	1,621
Prepaid expenses and other assets	108,503

Total Assets	490,483,718

LIABILITIES
Payable for investments purchased	22,385,954
Payable to broker for collateral for securities on loan	2,720,498
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,938,190
Options written outstanding, at value (premiums received $601,412)	440,088
Premiums received for OTC swap agreements	379,099
Payable to affiliate	277,128
Accrued expenses and other liabilities	202,214
Unrealized depreciation on OTC swap agreements .	118,370
Management fee payable	109,782
Due to broker-variation margin futures	43,047
Due to broker-variation margin swaps	22,212
Distribution fee payable	12,595
Unrealized depreciation on OTC cross currency exchange contracts	6,308
Payable for Portfolio shares purchased	1,825
Trustees’ fees payable	491
Affiliated transfer agent fee payable	451

Total Liabilities	28,658,252

NET ASSETS	$461,825,466

Net assets were comprised of:
Partners’ Equity.	$461,825,466

Net asset value and redemption price per share, $461,825,466 / 38,042,698 outstanding shares of beneficial interest	$12.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $510,464 foreign withholding tax, of which $362,877 is reimbursable by an affiliate)	$31,977,305
Unaffiliated dividend income	171,339
Affiliated dividend income.	73,324
Income from securities lending, net (including affiliated income of $38,218)	41,686

Total income	32,263,654

EXPENSES
Management fee	14,500,705
Distribution fee	5,879,387
Custodian and accounting fees	377,808
Audit fee	215,500
Trustees’ fees.	36,840
Legal fees and expenses	33,286
Shareholders’ reports	24,687
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,399
Miscellaneous	103,064

Total expenses.	21,178,676
Less: Fee waiver and/or expense reimbursement	(1,415,208)

Net expenses	19,763,468

NET INVESTMENT INCOME (LOSS)	12,500,186

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(28,622))	3,108,834
Net capital gain distributions received	43,162
In-kind redemption(1)	31,995,292
Futures transactions	6,724,095
Forward and cross currency contract transactions	34,823,506
Options written transactions	1,379,736
Swap agreements transactions	(2,658,336)
Foreign currency transactions	23,648,234

99,064,523

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $13,929)	(204,862,588)
Futures	2,168,569
Forward and cross currency contracts	38,095,431
Options written	(1,331,091)
Swap agreements	(1,554,633)
Foreign currencies.	(757,484)

(168,241,796)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(69,177,273)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(56,677,087)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$12,500,186	$13,349,366
Net realized gain (loss) on investment and foreign currency transactions	99,021,361	13,179,619
Net capital gain distributions received	43,162	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(168,241,796)	76,413,980

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(56,677,087)	102,942,965

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [24,462,434 and 50,896,239 shares, respectively]	295,587,272	616,846,775
Portfolio shares issued in merger [0 and 221,804,701 shares, respectively]	—	2,708,235,396
Portfolio shares purchased [316,928,876 and 158,925,699 shares, respectively]	(3,847,208,482)	(1,913,558,385)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(3,551,621,210)	1,411,523,786

TOTAL INCREASE (DECREASE)	(3,608,298,297)	1,514,466,751
NET ASSETS:
Beginning of year	4,070,123,763	2,555,657,012

End of year	$461,825,466	$4,070,123,763

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST GLOBAL BOND PORTFOLIO (CONTINUED)

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST PIMCO CORPORATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS — 96.7%
CORPORATE BONDS — 81.3%
Aerospace & Defense — 1.6%
Boeing Co. (The),
Sr. Unsec’d. Notes
1.950%	02/01/24		20	$20,265
2.750%	02/01/26		80	82,403
4.508%	05/01/23		20	20,864
5.150%	05/01/30		15	17,501
5.930%	05/01/60		13	18,024

				159,057

Agriculture — 1.9%
Altria Group, Inc.,
Gtd. Notes
3.700%	02/04/51		100	93,237
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26		100	98,279

				191,516

Airlines — 4.6%
Air Canada (Canada),
Sr. Sec’d. Notes, 144A
3.875%	08/15/26		50	51,125
Alaska Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
4.800%	02/15/29		46	50,265
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		76	77,362
American Airlines 2017-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.350%	04/15/31		41	41,222
British Airways 2020-1 Class A Pass-Through Trust (United Kingdom),
Pass-Through Certificates, 144A
4.250%	05/15/34		58	61,086
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.750%	10/20/28		10	10,938
JetBlue 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
2.750%	11/15/33		46	46,045
JetBlue 2020-1 Class A Pass-Through Trust,
Sr. Sec’d. Notes
4.000%	05/15/34		23	25,093
United Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.875%	04/15/29		90	98,737

				461,873

Auto Manufacturers — 3.2%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes, EMTN
1.744%	07/19/24	EUR	100	115,623
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36		25	33,758

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A, MTN
0.800%	01/08/24		50	$49,376
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.690% (Cap N/A, Floor 0.000%)
0.910%(c)	09/28/22		22	22,035
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN, SOFR + 0.330%
0.379%(c)	01/11/24		100	99,873

				320,665

Banks — 10.2%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		50	47,944
2.496%(ff)	02/13/31		17	17,062
3.093%(ff)	10/01/25		50	52,058
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.142%(ff)	01/24/23		25	25,033
4.075%(ff)	04/23/29		40	44,105
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, EMTN
1.750%(ff)	11/19/30	EUR	100	118,298
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.093%(ff)	12/09/26		22	21,435
3.500%	01/23/25		20	21,096
3.691%(ff)	06/05/28		50	53,963
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 1.750%
1.886%(c)	10/28/27		21	22,013
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.251%(ff)	11/22/27		200	200,633
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28		40	43,334
4.203%(ff)	07/23/29		50	55,842
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.407%	03/07/24		45	47,121
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.200%	11/01/24		21	21,553
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
3.450%	06/02/25		30	31,506
4.500%	07/17/25		50	54,132
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.819%(ff)	01/30/26		25	25,679
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.740%
0.862%(c)	01/17/23		22	22,109
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.860%
0.984%(c)	07/19/23		20	20,172

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes
3.364%	07/12/27	50	$53,655
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.196%(ff)	06/17/27	30	31,683

			1,030,426

Beverages — 1.1%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
3.650%	02/01/26	75	80,798
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49	10	13,831
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.875%	10/15/49	15	15,726

			110,355

Chemicals — 0.5%
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes, 144A
1.230%	10/01/25	47	46,035

Commercial Services — 1.1%
Global Payments, Inc.,
Sr. Unsec’d. Notes
1.200%	03/01/26	25	24,325
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.250%	05/01/29	60	67,973
S&P Global, Inc.,
Gtd. Notes
1.250%	08/15/30	25	23,362

			115,660

Computers — 3.1%
Apple, Inc.,
Sr. Unsec’d. Notes
1.200%	02/08/28	100	97,124
2.950%	09/11/49	25	25,847
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes
4.900%	10/01/26	50	56,364
5.300%	10/01/29	5	5,873
6.020%	06/15/26	20	23,175
6.200%	07/15/30	12	15,169
NetApp, Inc.,
Sr. Unsec’d. Notes
3.300%	09/29/24	40	41,926
Seagate HDD Cayman,
Gtd. Notes
4.875%	06/01/27	40	43,725

			309,203

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services — 1.6%
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
2.528%	11/18/27	23	$22,402
Brookfield Finance, Inc. (Canada),
Gtd. Notes
4.850%	03/29/29	25	28,818
Credit Acceptance Corp.,
Gtd. Notes, 144A
5.125%	12/31/24	15	15,384
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
2.100%	06/15/30	50	49,595
Synchrony Financial,
Sr. Unsec’d. Notes
3.950%	12/01/27	40	43,007

			159,206

Electric — 10.4%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes, Series J
4.300%	12/01/28	45	50,277
Arizona Public Service Co.,
Sr. Unsec’d. Notes
2.200%	12/15/31	25	24,272
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.800%	06/01/29	10	10,932
Black Hills Corp.,
Sr. Unsec’d. Notes
3.050%	10/15/29	25	26,141
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/30	36	37,192
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.500%	12/01/45	10	11,796
Sr. Unsec’d. Notes, Series C
3.000%	12/01/60	20	18,713
Duke Energy Florida LLC,
First Mortgage
1.750%	06/15/30	50	48,111
2.500%	12/01/29	60	61,410
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
2.532%	10/01/30	25	24,463
Entergy Louisiana LLC,
First Mortgage
2.350%	06/15/32	100	99,544
Eversource Energy,
Sr. Unsec’d. Notes, Series U
1.400%	08/15/26	20	19,634
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	5	5,332
3.950%	06/15/25	35	37,495
4.050%	04/15/30	25	27,859

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
3.250%	06/01/25	20	$21,003
Georgia Power Co.,
Sr. Unsec’d. Notes, Series B
2.650%	09/15/29	55	56,017
MidAmerican Energy Co.,
First Mortgage
3.650%	04/15/29	20	22,043
Pacific Gas & Electric Co.,
First Mortgage
1.750%	06/16/22	40	39,972
3.750%	08/15/42	50	46,824
4.550%	07/01/30	40	43,386
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	20	23,892
Southern California Edison Co.,
First Mortgage, SOFR + 0.640%
0.690%(c)	04/03/23	40	40,013
First Mortgage
2.850%	08/01/29	40	41,404
First Ref. Mortgage, Series B
2.400%	02/01/22	50	50,068
First Ref. Mortgage, Series C
4.125%	03/01/48	50	56,192
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	100	106,025

			1,050,010

Electronics — 0.3%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.875%	01/12/28	5	5,420
TD SYNNEX Corp.,
Sr. Unsec’d. Notes, 144A
2.650%	08/09/31	25	24,065

			29,485

Foods — 0.5%
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.950%	03/15/25	45	48,161

Gas — 1.2%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
1.500%	01/15/31	55	51,573
NiSource, Inc.,
Sr. Unsec’d. Notes
3.600%	05/01/30	15	16,204
Southern California Gas Co.,
First Mortgage, Series WW
3.950%	02/15/50	45	53,268

			121,045

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products — 1.0%
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
3.300%	09/15/29	15	$15,967
Stryker Corp.,
Sr. Unsec’d. Notes
3.650%	03/07/28	30	32,623
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.000%	10/15/31	50	49,287

			97,877

Healthcare-Services — 0.3%
HCA, Inc.,
Gtd. Notes
5.375%	09/01/26	5	5,638
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.950%	12/01/29	25	26,013

			31,651

Insurance — 0.7%
Great-West Lifeco US Finance 2020 LP (Canada),
Gtd. Notes, 144A
0.904%	08/12/25	25	24,285
Hanover Insurance Group, Inc. (The),
Sr. Unsec’d. Notes
2.500%	09/01/30	30	29,915
Protective Life Corp.,
Sr. Unsec’d. Notes, 144A
3.400%	01/15/30	15	15,911

			70,111

Internet — 1.4%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
1.000%	05/12/26	100	98,971
Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	06/01/28	25	25,005
Expedia Group, Inc.,
Gtd. Notes
3.600%	12/15/23	15	15,594

			139,570

Investment Companies — 0.2%
FS KKR Capital Corp.,
Sr. Unsec’d. Notes
2.625%	01/15/27	25	24,738

Lodging — 0.4%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24	40	40,648

Machinery-Diversified — 0.4%
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.400%	03/15/24	35	37,102

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.200%	03/15/28	30	$32,801
5.050%	03/30/29	50	57,468
5.375%	05/01/47	20	23,887
Comcast Corp.,
Gtd. Notes
2.650%	08/15/62	17	15,096
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	08/15/27	15	16,128
Discovery Communications LLC,
Gtd. Notes
5.200%	09/20/47	10	12,365
5.300%	05/15/49	10	12,644

			170,389

Mining — 1.0%
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41	10	13,572
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.375%	04/01/31	25	26,304
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
3.875%	04/27/51	25	26,211
4.125%	03/12/24	15	15,777
Newmont Corp.,
Gtd. Notes
2.800%	10/01/29	15	15,422
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.875%	04/23/45	5	6,856

			104,142

Miscellaneous Manufacturing — 0.9%
General Electric Co.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.380%
0.520%(c)	05/05/26	95	92,877

Office/Business Equipment — 0.2%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
3.276%	12/01/28	25	25,630

Oil & Gas — 3.5%
BP Capital Markets America, Inc.,
Gtd. Notes
4.234%	11/06/28	50	56,663
ConocoPhillips,
Gtd. Notes, 144A
3.750%	10/01/27	35	38,305
Equinor ASA (Norway),
Gtd. Notes
1.750%	01/22/26	10	10,083

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Gazprom PJSC via Gaz Finance PLC (Russia),
Sr. Unsec’d. Notes, 144A
1.500%	02/17/27	EUR	100	$111,387
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes, 144A
2.900%	09/29/31		25	24,676
Hess Corp.,
Sr. Unsec’d. Notes
7.300%	08/15/31		5	6,684
Petroleos Mexicanos (Mexico),
Gtd. Notes, 144A
6.700%	02/16/32		16	16,113
Phillips 66,
Gtd. Notes
1.300%	02/15/26		22	21,598
2.150%	12/15/30		18	17,332
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	09/15/26		45	47,980

				350,821

Oil & Gas Services — 0.2%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
4.080%	12/15/47		20	22,802

Packaging & Containers — 0.7%
Berry Global, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	07/15/26		20	20,708
WRKCo, Inc.,
Gtd. Notes
4.650%	03/15/26		25	27,904
4.900%	03/15/29		15	17,457

				66,069

Pharmaceuticals — 2.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26		100	105,338
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
1.957%	02/11/31		20	19,277
CVS Health Corp.,
Sr. Unsec’d. Notes
3.750%	04/01/30		45	49,417
5.125%	07/20/45		15	19,504
Novartis Capital Corp. (Switzerland),
Gtd. Notes
2.750%	08/14/50		10	10,127
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26		40	42,442
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.900%	08/20/28		30	33,360

				279,465

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 7.1%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	10	$10,317
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27	40	45,203
5.875%	03/31/25	30	33,293
Enbridge, Inc. (Canada),
Gtd. Notes, 3 Month LIBOR + 0.500%
0.660%(c)	02/18/22	50	50,015
Energy Transfer LP,
Sr. Unsec’d. Notes
4.200%	04/15/27	100	108,286
Sr. Unsec’d. Notes, Series 20Y
5.800%	06/15/38	20	24,298
Enterprise Products Operating LLC,
Gtd. Notes
3.950%	01/31/60	16	17,270
4.250%	02/15/48	15	17,093
4.900%	05/15/46	5	6,082
Kinder Morgan, Inc.,
Gtd. Notes
5.300%	12/01/34	23	27,726
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25	55	58,636
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.875%	08/15/27	30	33,381
ONEOK Partners LP,
Gtd. Notes
5.000%	09/15/23	30	31,611
ONEOK, Inc.,
Gtd. Notes
4.350%	03/15/29	50	54,856
5.200%	07/15/48	15	18,180
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.850%	10/15/23	40	41,534
4.650%	10/15/25	10	10,908
5.150%	06/01/42	15	16,704
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
3.600%	05/15/25	25	25,753
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	25	27,445
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.500%	03/01/30	15	16,408
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.850%	03/01/48	30	36,521

			711,520

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Private Equity — 0.3%
Carlyle Finance Subsidiary LLC,
Gtd. Notes, 144A
3.500%	09/19/29	26	$27,766

Real Estate Investment Trusts (REITs) — 4.9%
American Tower Corp.,
Sr. Unsec’d. Notes
1.300%	09/15/25	25	24,633
2.700%	04/15/31	80	80,583
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/31	65	63,256
5.200%	02/15/49	10	12,862
Equinix, Inc.,
Sr. Unsec’d. Notes
2.150%	07/15/30	30	29,152
Essex Portfolio LP,
Gtd. Notes
1.650%	01/15/31	25	23,376
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.750%	06/01/28	50	57,796
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series E
4.000%	06/15/25	40	42,447
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	5	5,247
Mid-America Apartments LP,
Sr. Unsec’d. Notes
3.950%	03/15/29	20	22,355
Physicians Realty LP,
Gtd. Notes
4.300%	03/15/27	5	5,552
Piedmont Operating Partnership LP,
Gtd. Notes
3.400%	06/01/23	25	25,628
Realty Income Corp.,
Sr. Unsec’d. Notes
4.875%	06/01/26	50	56,369
Regency Centers LP,
Gtd. Notes
3.600%	02/01/27	20	21,543
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
7.375%	03/15/32	20	28,132

			498,931

Retail — 0.2%
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
4.875%	02/15/44	10	13,171
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.600%	05/26/45	10	12,369

			25,540

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors — 2.7%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	10	$10,843
Broadcom, Inc.,
Gtd. Notes
4.110%	09/15/28	52	57,058
Sr. Unsec’d. Notes, 144A
3.469%	04/15/34	50	52,166
KLA Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/29	35	39,602
5.000%	03/15/49	50	67,398
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
3.400%	05/01/30	40	42,653

			269,720

Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc.,
Gtd. Notes
4.200%	05/01/30	20	22,291

Software — 2.6%
Autodesk, Inc.,
Sr. Unsec’d. Notes
2.400%	12/15/31	10	9,985
Citrix Systems, Inc.,
Sr. Unsec’d. Notes
4.500%	12/01/27	25	27,130
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.250%	06/01/27	21	21,361
3.500%	07/01/29	30	32,265
4.200%	10/01/28	40	44,834
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	16	15,702
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	04/01/25	20	20,486
2.950%	04/01/30	25	25,268
3.600%	04/01/50	15	14,690
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	10	9,324
VMware, Inc.,
Sr. Unsec’d. Notes
3.900%	08/21/27	35	38,231

			259,276

Telecommunications — 6.0%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33	97	94,994
2.750%	06/01/31	100	101,974
3.650%	09/15/59	17	17,161

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Level 3 Financing, Inc.,
Gtd. Notes, 144A
3.625%	01/15/29	40	$38,270
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
2.300%	11/15/30	25	24,283
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
2.050%	02/15/28	115	114,380
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.100%	03/22/28	100	100,305
2.987%	10/30/56	14	13,277
Sr. Unsec’d. Notes, 144A
2.355%	03/15/32	100	98,629

			603,273

Toys/Games/Hobbies — 0.5%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.550%	11/19/26	50	53,661

Transportation — 0.1%
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.950%	08/15/59	10	11,871

TOTAL CORPORATE BONDS (cost $8,128,100)			8,190,438

MUNICIPAL BOND — 0.3%
New York
Port Authority of New York & New Jersey,
Revenue Bonds
6.040%	12/01/29	25	31,748

(cost $31,132)
U.S. TREASURY OBLIGATIONS — 15.1%
U.S. Treasury Bonds
1.750%	08/15/41	50	48,445
1.875%	02/15/41	190	187,951
2.000%	11/15/41	29	29,322
U.S. Treasury Notes
0.375%	01/31/26	500	483,906
0.875%	11/15/30	446	424,118
1.625%	05/15/31	346	350,433

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,513,731)			1,524,175

TOTAL LONG-TERM INVESTMENTS (cost $9,672,963)			9,746,361

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
SHORT-TERM INVESTMENT — 1.4%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $142,468)(wa)	142,468	$142,468

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—98.1%
(cost $9,815,431)		9,888,829

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $2,068)		(547)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—98.1%
(cost $9,813,363)		9,888,282
Other assets in excess of liabilities(z) —1.9%		190,503

NET ASSETS — 100.0%		$10,078,785

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Put	Citibank, N.A.	01/19/22	0.85%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	100	$(2)
CDX.NA.IG.37.V1, 12/20/26	Put	Bank of America, N.A.	02/16/22	0.80%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	200	(42)
CDX.NA.IG.37.V1, 12/20/26	Put	Bank of America, N.A.	04/20/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	100	(61)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	04/20/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	100	(61)
CDX.NA.IG.37.V1, 12/20/26	Put	JPMorgan Chase Bank, N.A.	04/20/22	0.90%	1.00%(Q)	CDX.NA.IG.37.V1(Q)	100	(61)
iTraxx.EU.36.V1, 12/20/26	Put	Barclays Bank PLC	03/16/22	0.80%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR 100	(46)
iTraxx.EU.36.V1, 12/20/26	Put	Bank of America, N.A.	03/16/22	0.90%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR 100	(34)
iTraxx.EU.36.V1, 12/20/26	Put	JPMorgan Chase Bank, N.A.	03/16/22	0.90%	1.00%(Q)	iTraxx.EU.36.V1(Q)	EUR 200	(68)
iTraxx.XO.36.V1, 12/20/26	Put	Barclays Bank PLC	02/16/22	4.25%	5.00%(Q)	iTraxx.XO.36.V1(Q)	EUR 200	(172)

Total Options Written (premiums received $2,068)								$(547)

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
1	10 Year U.S. Treasury Notes	Mar. 2022	$130,469	$811

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 01/04/22	Goldman Sachs International	BRL	136	$24,069	$24,386	$ 317	$ —
Expiring 02/02/22	Credit Suisse International	BRL	136	23,730	24,216	486	—
Euro,
Expiring 02/17/22	Bank of America, N.A.	EUR	4	4,545	4,559	14	—
Expiring 02/17/22	Barclays Bank PLC	EUR	4	4,500	4,558	58	—
Indian Rupee,
Expiring 02/10/22	Bank of America, N.A.	INR	1,788	23,526	23,901	375	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	INR	1,129	14,862	15,085	223	—
Expiring 02/10/22	JPMorgan Chase Bank, N.A.	INR	797	10,545	10,649	104	—
Japanese Yen,
Expiring 02/17/22	Barclays Bank PLC	JPY	4,196	36,842	36,488	—	(354)

				$142,619	$143,842	1,577	(354)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 01/04/22	Credit Suisse International	BRL	136	$23,891	$24,386	$ —	$(495)
Euro,
Expiring 02/17/22	Citibank, N.A.	EUR	287	329,098	327,064	2,034	—
Expiring 02/17/22	JPMorgan Chase Bank, N.A.	EUR	12	13,543	13,676	—	(133)
Japanese Yen,
Expiring 02/17/22	JPMorgan Chase Bank, N.A.	JPY	4,300	37,861	37,396	465	—
Swiss Franc,
Expiring 02/17/22	Goldman Sachs International	CHF	7	7,632	7,691	—	(59)

				$412,025	$410,213	2,499	(687)

						$4,076	$(1,041)

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
General Electric Co.	12/20/26	1.000%(Q)	100	0.675%	$1,101	$1,602	$501
General Motors Co.	12/20/26	5.000%(Q)	100	0.975%	18,724	19,380	656
Teck Resources Ltd.	06/20/26	5.000%(Q)	100	1.112%	15,660	16,915	1,255

					$35,485	$37,897	$2,412

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.37	12/20/26	1.000%(Q)	1,200	0.493%	$27,581	$29,714	$2,133

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
CNH 60	12/16/25	2.587%(Q)	7 Day China Fixing Repo Rate(2)(Q)	$—	$93	$93
CNH 200	03/17/26	2.810%(Q)	7 Day China Fixing Repo Rate(2)(Q)	—	593	593
CNH 400	03/17/26	2.882%(Q)	7 Day China Fixing Repo Rate(2)(Q)	—	1,367	1,367
CNH 300	09/15/26	2.750%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(215)	822	1,037
EUR 160	03/16/32	0.250%(A)	6 Month EURIBOR(1)(S)	(3,222)	1,412	4,634

				$(3,437)	$4,287	$7,724

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$ 7,000	$—
Morgan Stanley & Co. LLC	164,000	—

Total	$171,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds.	$—	$8,190,438	$—
Municipal Bond	—	31,748	—
U.S. Treasury Obligations	—	1,524,175	—
Short-Term Investment
Affiliated Mutual Fund	142,468	—	—

Total	$142,468	$9,746,361	$—

Liabilities
Options Written	$—	$(547)	$—

Other Financial Instruments*
Assets
Futures Contracts	$811	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	4,076	—
Centrally Cleared Credit Default Swap Agreements	—	4,545	—
Centrally Cleared Interest Rate Swap Agreements	—	7,724	—

Total	$811	$16,345	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(1,041)	$—

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	15.1%
Electric	10.4
Banks	10.2
Pipelines	7.1
Telecommunications	6.0
Real Estate Investment Trusts (REITs)	4.9
Airlines	4.6
Oil & Gas	3.5
Auto Manufacturers	3.2
Computers	3.1
Pharmaceuticals	2.8
Semiconductors	2.7
Software	2.6
Agriculture	1.9
Media	1.7
Diversified Financial Services	1.6
Aerospace & Defense	1.6
Affiliated Mutual Fund	1.4
Internet	1.4
Gas	1.2
Commercial Services	1.1
Beverages	1.1
Mining	1.0
Healthcare-Products	1.0
Miscellaneous Manufacturing	0.9

Insurance	0.7%
Packaging & Containers	0.7
Toys/Games/Hobbies	0.5
Foods	0.5
Chemicals	0.5
Lodging	0.4
Machinery-Diversified	0.4
Municipal Bond	0.3
Healthcare-Services	0.3
Electronics	0.3
Private Equity	0.3
Office/Business Equipment	0.2
Retail	0.2
Investment Companies	0.2
Oil & Gas Services	0.2
Shipbuilding	0.2
Transportation	0.1

98.1
Options Written	(0.0)*
Other assets in excess of liabilities	1.9

100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$4,545	*	—	$—
Credit contracts	—	—		Options written outstanding, at value	547
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,076		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,041
Interest rate contracts	Due from/to broker-variation margin futures	811	*	—	—
Interest rate contracts	Due from/to broker-variation margin swaps	7,724	*	—	—

		$17,156			$1,588

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$5,450	$—	$—	$18,825
Foreign exchange contracts	48	—	17,748	—
Interest rate contracts	—	(1,094)	—	(1,627)

Total	$5,498	$(1,094)	$17,748	$17,198

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$1,521	$—	$—	$2,610
Foreign exchange contracts	—	—	5,158	—
Interest rate contracts	—	494	—	6,924

Total	$1,521	$494	$5,158	$9,534

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Written(1)	Futures Contracts— Long Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$1,115,235	$129,381	$123,620

Forward Foreign Currency Exchange Contracts—Sold(2)	Interest Rate Swap Agreements(1)
$324,763	$241,510

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Credit Default
Swap Agreements—
Sell Protection(1)
$1,492,000

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$389	$(137)	$252	$—	$252
Barclays Bank PLC	58	(572)	(514)	—	(514)
Citibank, N.A.	2,034	(2)	2,032	—	2,032
Credit Suisse International	486	(495)	(9)	—	(9)
Goldman Sachs International	317	(120)	197	—	197
JPMorgan Chase Bank, N.A.	792	(262)	530	—	530

	$4,076	$(1,588)	$2,488	$—	$2,488

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value:
Unaffiliated investments (cost $9,672,963)	$9,746,361
Affiliated investments (cost $142,468)	142,468
Foreign currency, at value (cost $7,284)	7,321
Deposit with broker for centrally cleared/exchange-traded derivatives	171,000
Dividends and interest receivable	65,531
Due from broker-variation margin futures	9,319
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,076
Due from Manager	2,866
Due from broker-variation margin swaps	330
Prepaid expenses and other assets	947

Total Assets	10,150,219

LIABILITIES
Audit fee payable	45,000
Custodian and accounting fees payable	10,427
Accrued expenses and other liabilities	5,606
Payable for Portfolio shares purchased	4,334
Shareholders’ reports payable	3,728
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,041
Options written outstanding, at value (premiums received $2,068)	547
Affiliated transfer agent fee payable	451
Trustees’ fees payable	300

Total Liabilities	71,434

NET ASSETS	$10,078,785

Net assets were comprised of:
Partners’ Equity	$10,078,785

Net asset value and redemption price per share, $10,078,785 / 931,748 shares of beneficial interest issued and outstanding	$10.82

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$212,658
Affiliated dividend income	163

Total income	212,821

EXPENSES
Management fee	53,253
Audit fee	46,700
Custodian and accounting fees	38,769
Legal fees and expenses	24,590
Shareholders’ reports	11,025
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,400
Fund data services	4,753
Miscellaneous	13,472

Total expenses	209,562
Less: Fee waiver and/or expense reimbursement	(149,558)

Net expenses	60,004

NET INVESTMENT INCOME (LOSS)	152,817

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $21)	(6,208)
Futures transactions	(1,094)
Forward currency contract transactions	17,748
Options written transactions	5,498
Swap agreements transactions	17,198
Foreign currency transactions	(1,431)

31,711

Net change in unrealized appreciation (depreciation) on:
Investments	(296,611)
Futures	494
Forward currency contracts	5,158
Options written	1,521
Swap agreements	9,534
Foreign currencies	(92)

(279,996)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(248,285)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(95,468)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$152,817	$117,307
Net realized gain (loss) on investment and foreign currency transactions	31,711	47,142
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(279,996)	342,270

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(95,468)	506,719

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [49,055 and 383,974 shares, respectively]	525,679	4,120,075
Portfolio shares purchased [16,304 and 10,923 shares, respectively]	(175,862)	(118,203)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	349,817	4,001,872

TOTAL INCREASE (DECREASE)	254,349	4,508,591
NET ASSETS:
Beginning of year	9,824,436	5,315,845

End of year	$10,078,785	$9,824,436

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST PRUDENTIAL CORPORATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 94.9%

CORPORATE BONDS — 94.1%
Aerospace & Defense — 2.7%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26	100	$99,984
3.750%	02/01/50	50	51,810
7.950%	08/15/24	50	57,802
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.125%	07/01/50	50	51,069
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31	60	60,980

			321,645

Agriculture — 1.7%
Altria Group, Inc.,
Gtd. Notes
3.400%	02/04/41	50	46,101
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.950%	06/15/25	150	159,760

			205,861

Airlines — 2.0%
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.800%	04/19/23	50	51,076
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25	15	15,778
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	100	114,458
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	42	41,757
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	10	10,434
4.625%	04/15/29	5	5,186

			238,689

Apparel — 0.0%
Ralph Lauren Corp.,
Sr. Unsec’d. Notes
1.700%	06/15/22	5	5,028

Auto Manufacturers — 1.9%
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36	50	67,515
General Motors Financial Co., Inc.,
Gtd. Notes
3.150%	06/30/22	90	90,935
Sr. Unsec’d. Notes
2.350%	01/08/31	20	19,422
2.400%	04/10/28	40	39,999

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
2.700%	08/20/27	10	$10,229

			228,100

Auto Parts & Equipment — 0.6%
BorgWarner, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/25	60	67,005

Banks — 12.0%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
2.676%(ff)	06/19/41	20	19,227
3.824%(ff)	01/20/28	225	243,821
Citigroup, Inc.,
Sub. Notes
4.300%	11/20/26	110	121,724
4.450%	09/29/27	65	72,476
FNB Corp.,
Sr. Unsec’d. Notes
2.200%	02/24/23	15	15,143
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.093%(ff)	12/09/26	45	43,844
1.992%(ff)	01/27/32	20	19,142
3.800%	03/15/30	25	27,495
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.953%(ff)	02/04/32	130	125,178
3.782%(ff)	02/01/28	230	249,170
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.772%(ff)	01/24/29	135	146,994
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32	100	94,761
1.928%(ff)	04/28/32	193	184,406
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	60	60,995

			1,424,376

Beverages — 2.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46	62	78,534
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49	15	20,747
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.875%	05/01/30	70	71,759
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.200%	05/01/30	10	10,582
4.417%	05/25/25	80	87,190

			268,812

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology — 0.4%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.770%	09/01/53	19	$17,806
5.150%	11/15/41	16	20,477
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
2.800%	09/15/50	10	9,395

			47,678

Building Materials — 1.8%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.242%	02/15/25	25	25,613
Johnson Controls International PLC/Tyco Fire & Security Finance SCA,
Sr. Unsec’d. Notes
1.750%	09/15/30	20	19,184
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31	15	14,901
Masco Corp.,
Sr. Unsec’d. Notes
2.000%	10/01/30	20	19,173
2.000%	02/15/31	50	48,044
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29	40	43,784
4.300%	07/15/47	20	22,983
Vulcan Materials Co.,
Sr. Unsec’d. Notes
3.500%	06/01/30	15	16,171

			209,853

Chemicals — 3.1%
Celanese US Holdings LLC,
Gtd. Notes
1.400%	08/05/26	55	53,649
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
5.250%	11/15/41	35	45,220
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes, 144A
1.230%	10/01/25	40	39,179
LYB International Finance III LLC,
Gtd. Notes
1.250%	10/01/25	25	24,634
3.375%	10/01/40	60	62,448
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.250%	11/15/22	95	96,895
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A
4.750%	06/01/28	40	45,171

			367,196

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 2.3%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46	50	$59,048
Global Payments, Inc.,
Sr. Unsec’d. Notes
1.200%	03/01/26	65	63,246
IHS Markit Ltd.,
Gtd. Notes, 144A
4.750%	02/15/25	100	108,674
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.850%	10/01/29	40	42,137

			273,105

Computers — 2.3%
Apple, Inc.,
Sr. Unsec’d. Notes
2.800%	02/08/61	100	98,844
Fortinet, Inc.,
Sr. Unsec’d. Notes
2.200%	03/15/31	50	48,937
Genpact Luxembourg Sarl,
Gtd. Notes
3.375%	12/01/24	90	94,820
HP, Inc.,
Sr. Unsec’d. Notes, 144A
1.450%	06/17/26	35	34,439

			277,040

Diversified Financial Services — 0.4%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24	50	53,455

Electric — 11.2%
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.750%	12/01/47	100	112,533
Ameren Illinois Co.,
First Mortgage
4.500%	03/15/49	40	51,102
Atlantic City Electric Co.,
First Mortgage
2.300%	03/15/31	25	25,154
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.900%	06/15/50	20	19,953
Emera US Finance LP (Canada),
Gtd. Notes
3.550%	06/15/26	20	21,274
Entergy Corp.,
Sr. Unsec’d. Notes
2.400%	06/15/31	40	39,525
Entergy Louisiana LLC,
First Mortgage
2.350%	06/15/32	20	19,909

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	25	$26,501
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28	40	42,576
Georgia Power Co.,
Sr. Unsec’d. Notes, Series B
2.650%	09/15/29	40	40,740
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.600%	04/01/29	50	54,390
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24	50	53,086
Liberty Utilities Finance GP 1 (Canada),
Gtd. Notes, 144A
2.050%	09/15/30	45	43,176
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.250%	06/01/30	15	14,962
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	5	5,034
3.750%	06/15/24	50	52,247
Pacific Gas & Electric Co.,
First Mortgage
1.750%	06/16/22	60	59,959
4.950%	07/01/50	60	65,723
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	10/30/31	90	122,065
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50	45	38,296
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30	35	32,478
Rochester Gas & Electric Corp.,
First Mortgage, 144A
3.100%	06/01/27	45	47,725
San Diego Gas & Electric Co.,
First Mortgage
5.350%	05/15/35	40	50,857
Southern California Edison Co.,
First Mortgage
1.100%	04/01/24	100	99,654
2.250%	06/01/30	25	24,758
First Ref. Mortgage
5.500%	03/15/40	10	12,568
Southwestern Public Service Co.,
First Mortgage
3.750%	06/15/49	30	34,140
Tampa Electric Co.,
Sr. Unsec’d. Notes
3.450%	03/15/51	40	43,973

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	75	$77,336

			1,331,694

Electronics — 0.4%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
2.300%	03/12/31	45	44,549

Foods — 1.4%
Campbell Soup Co.,
Sr. Unsec’d. Notes
4.800%	03/15/48	55	68,758
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
1.375%	11/01/27	60	57,649
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	02/04/31	10	9,363
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	10/15/30	10	10,013
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
5.100%	09/28/48	15	20,178

			165,961

Gas — 1.0%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
2.625%	09/15/29	15	15,496
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
0.700%	03/02/23	105	104,537

			120,033

Healthcare-Services — 2.6%
AHS Hospital Corp.,
Sr. Unsec’d. Notes, Series 2021
2.780%	07/01/51	10	9,903
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021
2.839%	11/15/50	10	9,977
Duke University Health System, Inc.,
Sr. Unsec’d. Notes, Series 2017
3.920%	06/01/47	25	29,771
HCA, Inc.,
Sr. Sec’d. Notes
5.000%	03/15/24	110	118,338
Orlando Health Obligated Group,
Unsec’d. Notes
4.089%	10/01/48	25	30,084
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	50	52,123

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/50	20	$20,408
3.050%	05/15/41	15	15,664
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
2.650%	10/15/30	25	24,820

			311,088

Home Builders — 0.3%
D.R. Horton, Inc.,
Gtd. Notes
2.500%	10/15/24	35	36,102

Insurance — 0.3%
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
3.500%	10/15/50	20	21,022
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
4.000%	05/12/50	15	17,280

			38,302

Iron/Steel — 0.2%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
3.250%	01/15/31	20	21,098

Lodging — 0.5%
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25	50	56,308

Machinery-Diversified — 0.3%
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28	30	34,100

Media — 3.4%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.800%	04/01/31	50	49,575
3.500%	06/01/41	35	34,114
3.900%	06/01/52	15	15,010
4.800%	03/01/50	20	22,419
Comcast Corp.,
Gtd. Notes
3.999%	11/01/49	70	81,117
Cox Communications, Inc.,
Gtd. Notes, 144A
2.950%	10/01/50	60	56,426
Sr. Unsec’d. Notes, 144A
3.500%	08/15/27	50	53,762
Discovery Communications LLC,
Gtd. Notes
4.650%	05/15/50	40	47,069

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Walt Disney Co. (The),
Gtd. Notes
6.400%	12/15/35	31	$44,401

			403,893

Mining — 2.7%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
6.420%	03/01/26	120	142,916
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27	25	27,949
5.950%	03/15/24	50	54,255
Newmont Corp.,
Gtd. Notes
2.800%	10/01/29	15	15,422
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.125%	10/01/35	40	51,909
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27	25	27,227

			319,678

Miscellaneous Manufacturing — 1.9%
Hillenbrand, Inc.,
Gtd. Notes
5.000%	09/15/26	100	111,389
Pentair Finance Sarl,
Gtd. Notes
4.500%	07/01/29	50	56,540
Textron, Inc.,
Sr. Unsec’d. Notes
2.450%	03/15/31	64	63,309

			231,238

Oil & Gas — 6.8%
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.250%	06/15/37	30	35,565
5.400%	06/15/47	30	37,339
Chevron USA, Inc.,
Gtd. Notes
3.900%	11/15/24	50	53,636
ConocoPhillips,
Gtd. Notes, 144A
3.750%	10/01/27	110	120,386
Continental Resources, Inc.,
Gtd. Notes
4.375%	01/15/28	50	54,107
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	100	103,818
3.125%	03/24/31	20	20,622
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	12/15/26	50	57,017

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.780%(s)	10/10/36	150	$85,161
Ovintiv Exploration, Inc.,
Gtd. Notes
5.625%	07/01/24	60	66,113
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.490%	01/23/27	20	21,327
Phillips 66,
Gtd. Notes
2.150%	12/15/30	35	33,701
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	40	37,976
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	03/04/51	15	16,257
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.150%	09/15/27	15	14,978
4.000%	04/01/29	50	54,524

			812,527

Packaging & Containers — 1.6%
Amcor Flexibles North America, Inc.,
Gtd. Notes
2.690%	05/25/31	55	55,652
Berry Global, Inc.,
Sr. Sec’d. Notes
0.950%	02/15/24	30	29,695
1.570%	01/15/26	60	58,725
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A
1.512%	04/15/26	20	19,653
Sonoco Products Co.,
Sr. Unsec’d. Notes
3.125%	05/01/30	30	31,359

			195,084

Pharmaceuticals — 5.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29	110	117,760
4.050%	11/21/39	15	17,195
4.250%	11/21/49	25	30,015
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39	50	59,141
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28	70	79,576
Sr. Unsec’d. Notes
2.400%	03/15/30	100	100,690
CVS Health Corp.,
Sr. Unsec’d. Notes
1.750%	08/21/30	60	57,264
1.875%	02/28/31	15	14,393

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
2.125%	09/15/31	30	$29,405
5.050%	03/25/48	50	65,423
Utah Acquisition Sub, Inc.,
Gtd. Notes
3.950%	06/15/26	30	32,357
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	5	5,333
4.000%	06/22/50	12	12,829

			621,381

Pipelines — 6.1%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	50	51,586
Energy Transfer LP,
Sr. Unsec’d. Notes
5.500%	06/01/27	30	34,289
6.250%	04/15/49	60	78,464
Enterprise Products Operating LLC,
Gtd. Notes
4.800%	02/01/49	30	36,604
Kinder Morgan, Inc.,
Gtd. Notes
3.600%	02/15/51	20	20,225
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.950%	03/01/50	30	31,912
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27	50	54,711
5.500%	02/15/49	40	51,154
Northern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A
3.400%	10/16/51	5	5,135
ONEOK, Inc.,
Gtd. Notes
2.200%	09/15/25	50	50,614
3.100%	03/15/30	75	76,570
4.350%	03/15/29	50	54,856
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
2.450%	12/15/24	50	51,215
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	20	20,799
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
3.600%	05/15/25	50	51,506
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	25	26,362
Western Midstream Operating LP,
Sr. Unsec’d. Notes
6.500%(cc)	02/01/50	5	5,910

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	30	$29,911

			731,823

Real Estate Investment Trusts (REITs) — 2.8%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30	20	21,961
Duke Realty LP,
Sr. Unsec’d. Notes
1.750%	02/01/31	25	23,692
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24	70	72,586
4.000%	01/15/31	10	10,673
5.375%	11/01/23	50	53,101
Realty Income Corp.,
Sr. Unsec’d. Notes
1.800%	03/15/33	15	14,140
Simon Property Group LP,
Sr. Unsec’d. Notes
1.375%	01/15/27	60	58,775
Spirit Realty LP,
Gtd. Notes
2.100%	03/15/28	15	14,671
Welltower, Inc.,
Sr. Unsec’d. Notes
2.700%	02/15/27	25	26,063
2.800%	06/01/31	35	35,782

			331,444

Retail — 2.1%
Alimentation Couche-Tard, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
3.800%	01/25/50	20	21,614
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30	25	28,590
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31	40	37,672
Best Buy Co., Inc.,
Sr. Unsec’d. Notes
1.950%	10/01/30	40	38,459
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28	30	33,493
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
1.750%	03/15/31	40	37,952
Tractor Supply Co.,
Sr. Unsec’d. Notes
1.750%	11/01/30	55	51,678

			249,458

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors — 3.0%
Broadcom, Inc.,
Gtd. Notes, 144A
2.450%	02/15/31	30	$29,313
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	47	47,245
3.419%	04/15/33	153	159,727
Microchip Technology, Inc.,
Sr. Sec’d. Notes
0.972%	02/15/24	65	64,447
NXP BV/NXP Funding LLC (China),
Gtd. Notes, 144A
4.875%	03/01/24	50	53,706

			354,438

Software — 0.8%
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
1.850%	02/15/31	65	62,203
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.100%	03/01/41	10	10,078
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
1.400%	09/15/27	20	19,420

			91,701

Telecommunications — 5.4%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	03/25/26	200	199,176
3.650%	09/15/59	98	98,925
Sprint Corp.,
Gtd. Notes
7.625%	03/01/26	100	119,909
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
4.500%	04/15/50	55	64,441
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.550%	03/21/31	60	60,610
2.650%	11/20/40	100	94,915

			637,976

Transportation — 0.2%
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.950%	08/15/59	25	29,677

Trucking & Leasing — 0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	11/15/25	20	19,507
1.700%	06/15/26	30	29,731

			49,238

TOTAL CORPORATE BONDS (cost $11,082,331)			11,206,634

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 0.8%
Arizona — 0.3%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, BABs
4.839%	01/01/41	30	$39,325

Missouri — 0.2%
Health & Educational Facilities Authority of the State of Missouri, Taxable, Revenue Bonds, Series A
3.652%	08/15/57	20	24,856

Pennsylvania — 0.3%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs, Series B
5.511%	12/01/45	25	35,692

TOTAL MUNICIPAL BONDS (cost $96,277)			99,873

TOTAL LONG-TERM INVESTMENTS (cost $11,178,608)			11,306,507

	Shares
SHORT-TERM INVESTMENT — 3.6%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $424,693)(wa)	424,693	424,693

TOTAL INVESTMENTS—98.5% (cost $11,603,301)		11,731,200
Other assets in excess of liabilities(z) — 1.5%		184,533

NET ASSETS — 100.0%		$11,915,733

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
4	2 Year U.S. Treasury Notes	Mar. 2022	$872,687	$(777)
3	5 Year U.S. Treasury Notes	Mar. 2022	362,930	1,520
2	10 Year U.S. Treasury Notes	Mar. 2022	260,938	(174)
1	20 Year U.S. Treasury Bonds	Mar. 2022	160,438	2,625

				3,194

Short Positions:
3	10 Year U.S. Ultra Treasury Notes	Mar. 2022	439,312	(7,347)
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	591,375	(9,450)

				(16,797)

				$(13,603)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$160,000	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds	$—	$11,206,634	$—
Municipal Bonds	—	99,873	—
Short-Term Investment
Affiliated Mutual Fund	424,693	—	—

Total	$424,693	$11,306,507	$—

Other Financial Instruments*
Assets
Futures Contracts	$4,145	$—	$—

Liabilities
Futures Contracts	$(17,748)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Banks	12.0%
Electric	11.2
Oil & Gas	6.8
Pipelines	6.1
Telecommunications	5.4
Pharmaceuticals	5.2
Affiliated Mutual Fund	3.6
Media	3.4
Chemicals	3.1
Semiconductors	3.0
Real Estate Investment Trusts (REITs)	2.8
Aerospace & Defense	2.7
Mining	2.7
Healthcare-Services	2.6
Computers	2.3
Commercial Services	2.3
Beverages	2.3
Retail	2.1
Airlines	2.0
Miscellaneous Manufacturing	1.9
Auto Manufacturers	1.9
Building Materials	1.8
Agriculture	1.7

Packaging & Containers	1.6%
Foods	1.4
Gas	1.0
Municipal Bonds	0.8
Software	0.8
Auto Parts & Equipment	0.6
Lodging	0.5
Diversified Financial Services	0.4
Trucking & Leasing	0.4
Biotechnology	0.4
Electronics	0.4
Insurance	0.3
Home Builders	0.3
Machinery-Diversified	0.3
Transportation	0.2
Iron/Steel	0.2
Apparel	0.0 *

98.5
Other assets in excess of liabilities	1.5

100.0%

*  Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$4,145	*	Due from/to broker-variation margin futures	$17,748	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$42,891

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(27,531)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures	Futures
Contracts—	Contracts—
Long	Short
Positions(1)	Positions(1)
$1,757,752	$1,236,356

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value:
Unaffiliated investments (cost $11,178,608)	$11,306,507
Affiliated investments (cost $424,693)	424,693
Deposit with broker for centrally cleared/exchange-traded derivatives	160,000
Interest receivable	92,972
Due from Manager	2,118
Prepaid expenses	928

Total Assets	11,987,218

LIABILITIES
Audit fee payable	45,000
Custodian and accounting fees payable	8,877
Accrued expenses and other liabilities	8,049
Due to broker-variation margin futures	4,479
Payable for Portfolio shares purchased	4,329
Affiliated transfer agent fee payable	451
Trustees’ fees payable	300

Total Liabilities	71,485

NET ASSETS	$11,915,733

Net assets were comprised of:
Partners’ Equity	$11,915,733

Net asset value and redemption price per share, $11,915,733 / 1,096,659 shares of beneficial interest issued and outstanding	$10.87

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$290,113
Affiliated dividend income	635

Total income	290,748

EXPENSES
Management fee	54,617
Audit fee	46,700
Custodian and accounting fees	35,078
Legal fees and expenses	24,540
Trustees’ fees	9,600
Shareholders’ reports	9,507
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Pricing fees	4,857
Miscellaneous	12,136

Total expenses	204,458
Less: Fee waiver and/or expense reimbursement	(132,989)

Net expenses	71,469

NET INVESTMENT INCOME (LOSS)	219,279

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $8)	(206)
Futures transactions	42,891

42,685

Net change in unrealized appreciation (depreciation) on:
Investments	(334,537)
Futures	(27,531)

(362,068)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(319,383)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(100,104)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$219,279	$152,169
Net realized gain (loss) on investment transactions	42,685	(12,054)
Net change in unrealized appreciation (depreciation) on investments	(362,068)	458,713

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(100,104)	598,828

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [50,105 and 511,120 shares, respectively]	542,969	5,440,632
Portfolio shares purchased [21,679 and 6,179 shares, respectively]	(235,247)	(64,896)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	307,722	5,375,736

TOTAL INCREASE (DECREASE)	207,618	5,974,564
NET ASSETS:
Beginning of year	11,708,115	5,733,551

End of year	$11,915,733	$11,708,115

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 90.9%
AFFILIATED MUTUAL FUNDS — 24.4%
AST High Yield Portfolio*	290,714	$3,610,669
AST Large-Cap Core Portfolio*	119,062	3,657,583
AST Prudential Core Bond Portfolio*	1,625,133	22,768,107
PGIM Select Real Estate Fund (Class R6)	234,204	3,602,053

TOTAL AFFILIATED MUTUAL FUNDS
(cost $27,723,368)(wd)		33,638,412

COMMON STOCKS — 21.2%
Aerospace & Defense — 0.0%
Aselsan Elektronik Sanayi Ve Ticaret A/S (Turkey)	29,634	46,903

Air Freight & Logistics — 0.8%
Deutsche Post AG (Germany)	8,011	513,974
DSV A/S (Denmark)	2,757	644,209

		1,158,183

Auto Components — 0.0%
Hankook Tire & Technology Co. Ltd. (South Korea)*	429	14,275

Automobiles — 0.0%
Astra International Tbk PT (Indonesia)	127,500	51,066

Banks — 1.4%
Absa Group Ltd. (South Africa)	5,585	53,411
Agricultural Bank of China Ltd. (China) (Class H Stock)	189,000	64,999
Banco do Brasil SA (Brazil)	27,700	143,394
Bank Hapoalim BM (Israel)	6,749	69,490
Bank Leumi Le-Israel BM (Israel)	7,257	78,080
Bank of Communications Co. Ltd. (China) (Class H Stock)	109,000	65,818
Bank of Montreal (Canada)	700	75,365
Bank of Nova Scotia (The) (Canada)	2,300	162,825
Canadian Imperial Bank of Commerce (Canada)	1,300	151,536
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	188,000	81,502
China Construction Bank Corp. (China) (Class H Stock)	95,000	65,791
DBS Group Holdings Ltd. (Singapore)	2,900	70,260
Hana Financial Group, Inc. (South Korea)	3,231	114,029
KB Financial Group, Inc. (South Korea)	665	30,644
Mizrahi Tefahot Bank Ltd. (Israel)	1,070	41,300
National Bank of Canada (Canada)	1,100	83,864
Oversea-Chinese Banking Corp. Ltd. (Singapore)	7,700	65,169
Royal Bank of Canada (Canada)	1,300	137,970
Shinhan Financial Group Co. Ltd. (South Korea)	1,914	59,148
Toronto-Dominion Bank (The) (Canada)	2,200	168,668
Turkiye Garanti Bankasi A/S (Turkey)	18,357	15,654
Turkiye Is Bankasi A/S (Turkey) (Class C Stock)	6,245	3,395
United Overseas Bank Ltd. (Singapore)	3,352	66,896

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Woori Financial Group, Inc. (South Korea)	7,307	$77,487

		1,946,695

Beverages — 0.1%
Coca-Cola HBC AG (Russia)*	1,944	67,215

Building Products — 0.2%
Geberit AG (Switzerland)	333	271,866

Capital Markets — 0.8%
Credit Suisse Group AG (Switzerland)	13,722	132,853
Hargreaves Lansdown PLC (United Kingdom)	1,872	34,279
Korea Investment Holdings Co. Ltd. (South Korea)*	1,154	77,818
Meritz Securities Co. Ltd. (South Korea)*	34,809	150,711
Mirae Asset Securities Co. Ltd. (South Korea)*	19,402	140,612
NH Investment & Securities Co. Ltd. (South Korea)*	12,836	133,936
Nomura Holdings, Inc. (Japan)	10,600	46,162
Partners Group Holding AG (Switzerland)	51	84,121
Samsung Securities Co. Ltd. (South Korea)*	3,613	135,088
Singapore Exchange Ltd. (Singapore)	9,300	64,109
UBS Group AG (Switzerland)	4,103	73,495

		1,073,184

Chemicals — 0.1%
PhosAgro PJSC (Russia), GDR	3,570	77,392
Yara International ASA (Brazil)	1,289	65,034

		142,426

Communications Equipment — 0.0%
Accton Technology Corp. (Taiwan)	6,000	56,345

Construction Materials — 0.1%
James Hardie Industries PLC, CDI	1,693	68,087

Containers & Packaging — 0.1%
Klabin SA (Brazil), UTS	15,300	70,466

Diversified Financial Services — 0.1%
Grupo de Inversiones Suramericana SA (Colombia)	1,990	14,667
Mitsubishi HC Capital, Inc. (Japan)	700	3,458
ORIX Corp. (Japan)	2,700	54,965

		73,090

Diversified Telecommunication Services — 0.4%
Nippon Telegraph & Telephone Corp. (Japan)	21,100	578,000
Proximus SADP (Belgium)	316	6,160

		584,160

Electric Utilities — 0.8%
Centrais Eletricas Brasileiras SA (Brazil)	14,100	85,595
Endesa SA (Spain)	1,710	39,291

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (cont’d.)
Enel SpA (Italy)	6,749	$54,042
Energisa SA (Brazil), UTS	24,300	193,767
Equatorial Energia SA (Brazil)	14,900	60,457
Fortum OYJ (Finland)	19,497	597,693
Iberdrola SA (Spain)	5,080	60,114
Red Electrica Corp. SA (Spain)	3,173	68,799

		1,159,758

Electrical Equipment — 0.1%
ABB Ltd. (Switzerland)	5,187	198,091

Electronic Equipment, Instruments & Components — 0.5%
AU Optronics Corp. (Taiwan)	101,000	84,107
Delta Electronics, Inc. (Taiwan)	4,000	39,922
Foxconn Technology Co. Ltd. (Taiwan)	19,000	44,579
Hon Hai Precision Industry Co. Ltd. (Taiwan)	17,000	63,836
Innolux Corp. (Taiwan)	157,000	111,648
Synnex Technology International Corp. (Taiwan)	65,000	155,345
WPG Holdings Ltd. (Taiwan)	47,000	89,624
Zhen Ding Technology Holding Ltd. (Taiwan)	18,000	65,551

		654,612

Entertainment — 0.3%
Capcom Co. Ltd. (Japan)	2,700	63,230
CD Projekt SA (Poland)	3,488	166,853
Nintendo Co. Ltd. (Japan)	100	46,643
Ubisoft Entertainment SA (France)*	647	31,730
Universal Music Group NV (Netherlands)	2,582	72,639

		381,095

Equity Real Estate Investment Trusts (REITs) — 0.0%
Covivio (France)	53	4,356
Gecina SA (France)	46	6,437

		10,793

Food & Staples Retailing — 1.4%
Alimentation Couche-Tard, Inc. (Canada)	300	12,570
BIM Birlesik Magazalar A/S (Turkey)	12,756	59,283
Cencosud SA (Chile)	41,944	70,153
Empire Co. Ltd. (Canada) (Class A Stock)	4,600	140,151
Etablissements Franz Colruyt NV (Belgium)	164	6,950
George Weston Ltd. (Canada)	1,700	197,100
Jeronimo Martins SGPS SA (Portugal)	9,612	219,599
Koninklijke Ahold Delhaize NV (Netherlands)	17,238	590,813
Loblaw Cos. Ltd. (Canada)	6,600	540,752
Metro, Inc. (Canada)	1,300	69,185
X5 Retail Group NV (Russia), GDR	2,037	53,017

		1,959,573

	Shares	Value
COMMON STOCKS (continued)
Food Products — 0.2%
Indofood Sukses Makmur Tbk PT (Indonesia)	32,500	$14,445
JBS SA	40,500	276,068
Nestle Malaysia Bhd (Malaysia)	900	28,969

		319,482

Gas Utilities — 0.1%
Enagas SA (Spain)	2,290	53,194
Naturgy Energy Group SA (Spain)	2,383	77,574

		130,768

Health Care Equipment & Supplies — 0.3%
Coloplast A/S (Denmark) (Class B Stock)	397	69,798
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	3,002	67,294
Hartalega Holdings Bhd (Malaysia)	40,600	55,850
Hoya Corp. (Japan)	400	59,338
Sri Trang Gloves Thailand PCL (Thailand)	76,800	69,614
Top Glove Corp. Bhd (Malaysia)	250,600	156,004

		477,898

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	7,224	73,029
Berkeley Group Holdings PLC (United Kingdom)	1,087	70,165
Nien Made Enterprise Co. Ltd. (Taiwan)	4,000	59,533
Persimmon PLC (United Kingdom)	1,727	66,726

		269,453

Independent Power & Renewable Electricity Producers — 0.1%
Engie Brasil Energia SA (Brazil)	9,400	64,421

Industrial Conglomerates — 0.3%
CITIC Ltd. (China)	14,000	13,817
CK Hutchison Holdings Ltd. (United Kingdom)	8,500	54,813
Jardine Matheson Holdings Ltd. (Hong Kong)	1,100	60,367
KOC Holding A/S (Turkey)	37,873	81,331
Turkiye Sise ve Cam Fabrikalari A/S (Turkey)	164,965	166,548

		376,876

Insurance — 0.8%
Ageas SA/NV (Belgium)	1,260	65,280
Assicurazioni Generali SpA (Italy)	3,280	69,443
DB Insurance Co. Ltd. (South Korea)*	1,221	55,295
Fairfax Financial Holdings Ltd. (Canada)	300	147,573
Great-West Lifeco, Inc. (Canada)	2,600	78,024
iA Financial Corp., Inc. (Canada)	1,300	74,385
Intact Financial Corp. (Canada)	600	77,989
Japan Post Insurance Co. Ltd. (Japan)	1,300	20,883
Manulife Financial Corp. (Canada)	3,600	68,616
NN Group NV (Netherlands)	2,642	143,711

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
Poste Italiane SpA (Italy), 144A	5,115	$66,969
Power Corp. of Canada (Canada)	4,900	161,919
Sun Life Financial, Inc. (Canada)	1,200	66,795

		1,096,882

IT Services — 1.9%
Fujitsu Ltd. (Japan)	800	136,715
HCL Technologies Ltd. (India)	25,744	458,442
Infosys Ltd. (India)	2,827	71,633
Itochu Techno-Solutions Corp. (Japan) .	2,100	67,592
Larsen & Toubro Infotech Ltd. (India), 144A.	1,513	149,547
Mphasis Ltd. (India)	1,545	70,759
NEC Corp. (Japan)	1,400	64,658
Nomura Research Institute Ltd. (Japan).	5,000	209,913
NTT Data Corp. (Japan)	4,100	87,974
Obic Co. Ltd. (Japan)	200	37,354
Otsuka Corp. (Japan)	1,400	66,687
SCSK Corp. (Japan)	3,300	65,526
Tata Consultancy Services Ltd. (India)	3,323	166,975
Tech Mahindra Ltd. (India)	24,767	596,328
TIS, Inc. (Japan)	1,700	50,527
Wipro Ltd. (India)	36,650	353,383

		2,654,013

Life Sciences Tools & Services — 0.1%
Divi’s Laboratories Ltd. (India)	1,281	80,740
Sartorius Stedim Biotech (France)	117	64,258

		144,998

Machinery — 0.0%
Schindler Holding AG (Switzerland)	124	33,168

Marine — 0.7%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	50	166,541
AP Moller - Maersk A/S (Denmark) (Class B Stock)	137	491,497
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)	16,000	82,804
Wan Hai Lines Ltd. (Taiwan)	25,600	185,187
Yang Ming Marine Transport Corp. (Taiwan)*	9,000	39,629

		965,658

Media — 0.3%
CyberAgent, Inc. (Japan)	3,800	63,115
Cyfrowy Polsat SA (Poland)	6,343	54,756
Publicis Groupe SA (France)	1,542	103,834
Vivendi SE (France)	13,735	185,907

		407,612

Metals & Mining — 2.4%
Alrosa PJSC (Russia)	75,000	122,884
ArcelorMittal SA (Luxembourg)	2,366	75,711
BHP Group Ltd. (Australia)	2,190	66,207
BHP Group PLC (Australia)	2,478	73,881
BlueScope Steel Ltd. (Australia)	4,235	64,502
Cia Siderurgica Nacional SA (Brazil)	31,600	141,214

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Evraz PLC (Russia)	26,840	$218,977
Fortescue Metals Group Ltd. (Australia).	12,810	179,400
Kumba Iron Ore Ltd. (South Africa)	1,841	53,172
MMC Norilsk Nickel PJSC (Russia)	888	269,688
Novolipetsk Steel PJSC (Russia)	122,740	355,978
Polyus PJSC (Russia)	702	122,338
Rio Tinto Ltd. (Australia)	1,610	117,571
Rio Tinto PLC (Australia)	1,999	132,596
Severstal PAO (Russia)	26,355	563,541
South32 Ltd. (Australia)	24,370	71,468
Vale SA (Brazil)	45,785	637,447

		3,266,575

Multiline Retail — 0.1%
Wesfarmers Ltd. (Australia)	1,610	69,372

Oil, Gas & Consumable Fuels — 0.6%
Adaro Energy Tbk PT (Indonesia)	493,700	78,122
ENEOS Holdings, Inc. (Japan)	33,400	125,276
Equinor ASA (Norway)	2,629	69,742
Idemitsu Kosan Co. Ltd. (Japan)	2,500	63,932
Inpex Corp. (Japan)	7,700	67,006
OMV AG (Austria)	1,199	68,185
Petroleo Brasileiro SA (Brazil)	27,300	150,165
Royal Dutch Shell PLC (Netherlands)
(Class A Stock)	3,289	72,200
TotalEnergies SE (France)	1,302	66,176
United Tractors Tbk PT (Indonesia)	33,300	51,705

		812,509

Paper & Forest Products — 0.0%
Suzano SA (Brazil)*	4,800	51,665

Pharmaceuticals — 1.0%
AstraZeneca PLC (United Kingdom)	533	62,422
Aurobindo Pharma Ltd. (India)	728	7,192
Cipla Ltd. (India)	5,580	70,999
Dr. Reddy’s Laboratories Ltd. (India)	1,060	70,089
GlaxoSmithKline PLC (United Kingdom)	4,864	105,621
Hikma Pharmaceuticals PLC (Jordan)	4,152	124,737
Ipsen SA (France)	677	62,003
Lupin Ltd. (India)	5,582	71,298
Novartis AG (Switzerland)	756	66,400
Novo Nordisk A/S (Denmark) (Class B Stock)	3,172	357,142
Orion OYJ (Finland) (Class B Stock)	1,540	64,016
Richter Gedeon Nyrt (Hungary)	2,790	75,059
Roche Holding AG (Switzerland)	183	76,056
Sun Pharmaceutical Industries Ltd. (India)	7,226	82,240
Teva Pharmaceutical Industries Ltd.
(Israel), ADR*	6,307	50,519
Torrent Pharmaceuticals Ltd. (India)	1,646	72,685

		1,418,478

Professional Services — 0.8%
Randstad NV (Netherlands)	8,120	556,314
RELX PLC (United Kingdom)	2,140	69,614

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Professional Services (cont’d.)
Wolters Kluwer NV (Netherlands)	3,465	$408,084

		1,034,012

Real Estate Management & Development — 0.6%
Agile Group Holdings Ltd. (China)	80,000	43,452
Aldar Properties PJSC (United Arab Emirates)	58,840	63,865
China Overseas Land & Investment Ltd. (China)	24,500	57,999
CK Asset Holdings Ltd. (Hong Kong)	9,000	56,683
Emaar Properties PJSC (United Arab Emirates)	51,057	67,899
Hang Lung Properties Ltd. (Hong Kong)	15,000	30,819
Henderson Land Development Co. Ltd. (Hong Kong)	6,900	29,369
Hongkong Land Holdings Ltd. (Hong Kong)	2,700	14,036
Hopson Development Holdings Ltd. (China)	16,100	33,648
KWG Group Holdings Ltd. (China)	63,500	41,527
Land & Houses PCL (Thailand)	120,900	31,834
Logan Group Co. Ltd. (China)	39,000	29,879
New World Development Co. Ltd. (Hong Kong)	5,000	19,754
Sino Land Co. Ltd. (Hong Kong)	8,000	9,965
Sun Hung Kai Properties Ltd. (Hong Kong)	2,000	24,253
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	21,000	119,138
Swire Properties Ltd. (Hong Kong)	8,400	21,071
Wharf Holdings Ltd. (The) (China)	13,000	39,849
Wharf Real Estate Investment Co. Ltd.
(Hong Kong)	14,000	71,022
Yuexiu Property Co. Ltd. (China)	30,400	26,774

		832,836

Semiconductors & Semiconductor Equipment — 0.9%
ASE Technology Holding Co. Ltd. (Taiwan)	17,000	65,078
Disco Corp. (Japan)	100	30,443
Globalwafers Co. Ltd. (Taiwan)	2,000	64,244
MediaTek, Inc. (Taiwan)	2,000	85,856
Nanya Technology Corp. (Taiwan)	18,000	50,938
Novatek Microelectronics Corp. (Taiwan)	13,000	252,491
Realtek Semiconductor Corp. (Taiwan)	7,000	146,311
SK Hynix, Inc. (South Korea)	1,094	120,222
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	7,000	155,600
Tokyo Electron Ltd. (Japan)	100	57,379
United Microelectronics Corp. (Taiwan) .	27,000	63,517
Vanguard International Semiconductor Corp. (Taiwan)	11,000	62,630
Win Semiconductors Corp. (Taiwan)	5,000	67,580

		1,222,289

	Shares	Value
COMMON STOCKS (continued)
Software — 0.1%
Nemetschek SE (Germany)	277	$35,382
Oracle Corp. (Japan)	800	60,604
Trend Micro, Inc. (Japan)*	1,200	66,629

		162,615

Specialty Retail — 0.2%
Abu Dhabi National Oil Co. for
Distribution PJSC (United Arab
Emirates)	93,881	109,118
Industria de Diseno Textil SA (Spain)	2,576	83,542
Kingfisher PLC (United Kingdom)	14,917	68,345

		261,005

Technology Hardware, Storage & Peripherals — 0.7%
Acer, Inc. (Taiwan)	72,000	79,433
Advantech Co. Ltd. (Taiwan)	4,798	68,603
Asustek Computer, Inc. (Taiwan)	14,000	190,835
Catcher Technology Co. Ltd. (Taiwan)	12,000	67,982
Compal Electronics, Inc. (Taiwan)	110,000	96,113
Inventec Corp. (Taiwan)	71,000	63,972
Lite-On Technology Corp. (Taiwan)	56,000	129,149
Micro-Star International Co. Ltd. (Taiwan)	13,000	75,665
Pegatron Corp. (Taiwan)	27,000	67,427
Quanta Computer, Inc. (Taiwan)	20,000	68,423
Wistron Corp. (Taiwan)	61,000	64,346

		971,948

Textiles, Apparel & Luxury Goods — 0.2%
Burberry Group PLC (United Kingdom)	5,083	124,744
Feng TAY Enterprise Co. Ltd. (Taiwan)	6,200	51,713
Pou Chen Corp. (Taiwan)	67,000	80,249
Swatch Group AG (The) (Switzerland)	222	67,817

		324,523

Tobacco — 0.2%
British American Tobacco PLC (United Kingdom)	1,924	71,396
Imperial Brands PLC (United Kingdom)	3,989	87,198
Swedish Match AB (Sweden)	15,438	122,902

		281,496

Trading Companies & Distributors — 0.2%
Ferguson PLC	416	73,675
ITOCHU Corp. (Japan)	1,900	58,148
Marubeni Corp. (Japan)	5,800	56,568
Sumitomo Corp. (Japan)	4,500	66,660

		255,051

Transportation Infrastructure — 0.0%
International Container Terminal
Services, Inc. (Philippines)	6,100	23,933
Taiwan High Speed Rail Corp. (Taiwan) .	21,000	22,455

		46,388

Water Utilities — 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	20,900	152,210

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services — 0.9%
Globe Telecom, Inc. (Philippines)	1,035	$67,455
KDDI Corp. (Japan)	4,900	143,027
PLDT, Inc. (Philippines)	725	25,790
SoftBank Corp. (Japan)	44,700	566,028
SoftBank Group Corp. (Japan)	7,400	351,112
Turkcell Iletisim Hizmetleri A/S (Turkey) .	26,606	37,144
Vodacom Group Ltd. (South Africa)	3,008	25,452

		1,216,008

TOTAL COMMON STOCKS
(cost $25,513,195)		29,308,092

EXCHANGE-TRADED FUNDS — 44.8%
Financial Select Sector SPDR Fund	7,800	304,590
Invesco DB Base Metals Fund*	32,500	723,450
Invesco QQQ Trust Series 1	12,260	4,877,641
Invesco S&P 500 Equal Weight Energy ETF	6,000	286,620
iShares 10-20 Year Treasury Bond ETF.	800	118,720
iShares 1-3 Year Treasury Bond ETF	18,400	1,573,936
iShares 20+ Year Treasury Bond ETF	3,600	533,484
iShares 3-7 Year Treasury Bond ETF	14,270	1,836,121
iShares 7-10 Year Treasury Bond ETF	3,750	431,250
iShares Core S&P 500 ETF	64,900	30,956,651
iShares Core U.S. Aggregate Bond ETF	99,100	11,305,328
iShares MSCI EAFE ETF	30,700	2,415,476
iShares Russell 2000 ETF	20,600	4,582,470
Materials Select Sector SPDR Fund	2,300	208,403
SPDR S&P Biotech ETF	3,100	347,076
Technology Select Sector SPDR Fund	4,600	799,802
Vanguard FTSE Europe ETF	7,200	491,328

TOTAL EXCHANGE-TRADED FUNDS
(cost $56,261,179)		61,792,346

PREFERRED STOCKS — 0.5%
Automobiles — 0.0%
Hyundai Motor Co. (South Korea) (2nd PRFC)	43	3,635

Chemicals — 0.0%
Braskem SA (Brazil) (PRFC A)	6,500	68,580
Electric Utilities — 0.3%
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)	35,300	211,387
Cia Energetica de Minas Gerais (Brazil) (PRFC)	96,069	227,870

		439,257

		Shares	Value
PREFERRED STOCKS (continued)
Metals & Mining — 0.1%
Bradespar SA (Brazil) (PRFC)		6,876	$30,887
Gerdau SA (Brazil) (PRFC)		13,400	65,892

			96,779

Oil, Gas & Consumable Fuels — 0.1%
Petroleo Brasileiro SA (Brazil) (PRFC)		16,200	82,593

TOTAL PREFERRED STOCKS
(cost $725,486)			690,844

TOTAL LONG-TERM INVESTMENTS
(cost $110,223,228)			125,429,694

SHORT-TERM INVESTMENTS — 9.1%
AFFILIATED MUTUAL FUND — 7.6%
PGIM Core Ultra Short Bond Fund (cost $10,476,160)(wd)		10,476,160	10,476,160

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 1.5%
U.S. Treasury Bills
0.050%	03/17/22	2,050	2,049,770

(cost $2,049,786)

TOTAL SHORT-TERM INVESTMENTS
(cost $12,525,946)			12,525,930

TOTAL INVESTMENTS—100.0%
(cost $122,749,174)			137,955,624
Liabilities in excess of other assets(z) — (0.0)%			(45,998)

NET ASSETS — 100.0%			$137,909,626

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wd)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
6	CAC40 10 Euro	Jan. 2022	$487,938	$10,477
2	DAX Index	Mar. 2022	902,603	11,976

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Futures contracts outstanding at December 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
3	Mini MSCI EAFE Index	Mar. 2022	$348,270	$6,220
1	Mini MSCI Emerging Markets Index	Mar. 2022	61,315	(12)
23	S&P 500 E-Mini Index	Mar. 2022	5,472,275	64,353

				$93,014

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley & Co. LLC	$—	$2,049,770

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds.	$33,638,412	$—	$—
Common Stocks
Aerospace & Defense	—	46,903	—
Air Freight & Logistics	—	1,158,183	—
Auto Components	—	14,275	—
Automobiles	—	51,066	—
Banks	780,228	1,166,467	—
Beverages	—	67,215	—
Building Products	—	271,866	—
Capital Markets	—	1,073,184	—
Chemicals	—	142,426	—
Communications Equipment	—	56,345	—
Construction Materials	—	68,087	—
Containers & Packaging	—	70,466	—
Diversified Financial Services	—	73,090	—
Diversified Telecommunication Services	—	584,160	—
Electric Utilities	—	1,159,758	—
Electrical Equipment.	—	198,091	—
Electronic Equipment, Instruments & Components	—	654,612	—
Entertainment	—	381,095	—
Equity Real Estate Investment Trusts (REITs)	—	10,793	—
Food & Staples Retailing	1,029,911	929,662	—
Food Products	—	319,482	—
Gas Utilities	—	130,768	—
Health Care Equipment & Supplies	—	477,898	—
Household Durables	—	269,453	—
Independent Power & Renewable Electricity Producers	—	64,421	—

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Industrial Conglomerates	$—	$376,876	$—
Insurance	675,301	421,581	—
IT Services	—	2,654,013	—
Life Sciences Tools & Services	—	144,998	—
Machinery	—	33,168	—
Marine	—	965,658	—
Media	—	407,612	—
Metals & Mining	—	3,266,575	—
Multiline Retail	—	69,372	—
Oil, Gas & Consumable Fuels	—	812,509	—
Paper & Forest Products	—	51,665	—
Pharmaceuticals	50,519	1,367,959	—
Professional Services	—	1,034,012	—
Real Estate Management & Development	—	832,836	—
Semiconductors & Semiconductor Equipment	—	1,222,289	—
Software	—	162,615	—
Specialty Retail	—	261,005	—
Technology Hardware, Storage & Peripherals	—	971,948	—
Textiles, Apparel & Luxury Goods.	—	324,523	—
Tobacco	—	281,496	—
Trading Companies & Distributors	—	255,051	—
Transportation Infrastructure	—	46,388	—
Water Utilities	—	152,210	—
Wireless Telecommunication Services	—	1,216,008	—
Exchange-Traded Funds	61,792,346	—	—
Preferred Stocks
Automobiles	—	3,635	—
Chemicals	—	68,580	—
Electric Utilities	—	439,257	—
Metals & Mining	—	96,779	—
Oil, Gas & Consumable Fuels	—	82,593	—
Short-Term Investments
Affiliated Mutual Fund	10,476,160	—	—
U.S. Treasury Obligation	—	2,049,770	—

Total	$108,442,877	$29,512,747	$—

Other Financial Instruments*
Assets
Futures Contracts	$93,026	$—	$—

Liabilities
Futures Contracts	$(12)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Exchange-Traded Funds	44.8%
Affiliated Mutual Funds	32.0
Metals & Mining	2.5
IT Services	1.9
U.S. Treasury Obligation	1.5
Food & Staples Retailing	1.4

Banks	1.4%
Electric Utilities	1.1
Pharmaceuticals	1.0
Semiconductors & Semiconductor Equipment	0.9
Wireless Telecommunication Services	0.9
Air Freight & Logistics	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification (continued):

Insurance	0.8%
Capital Markets	0.8
Professional Services	0.8
Technology Hardware, Storage & Peripherals	0.7
Marine	0.7
Oil, Gas & Consumable Fuels	0.7
Real Estate Management & Development	0.6
Electronic Equipment, Instruments & Components	0.5
Diversified Telecommunication Services	0.4
Health Care Equipment & Supplies	0.3
Media	0.3
Entertainment	0.3
Industrial Conglomerates	0.3
Textiles, Apparel & Luxury Goods	0.2
Food Products	0.2
Tobacco	0.2
Building Products	0.2
Household Durables	0.2
Specialty Retail	0.2
Trading Companies & Distributors	0.2
Chemicals	0.1
Electrical Equipment	0.1
Software	0.1

Water Utilities	0.1%
Life Sciences Tools & Services	0.1
Gas Utilities	0.1
Diversified Financial Services	0.1
Containers & Packaging	0.1
Multiline Retail	0.1
Construction Materials	0.1
Beverages	0.1
Independent Power & Renewable Electricity Producers	0.1
Communications Equipment	0.0	*
Automobiles	0.0	*
Paper & Forest Products	0.0	*
Aerospace & Defense	0.0	*
Transportation Infrastructure	0.0	*
Machinery	0.0	*
Auto Components	0.0	*
Equity Real Estate Investment Trusts (REITs)	0.0	*

	100.0
Liabilities in excess of other assets	(0.0	)*

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
	Due from/to broker-variation		Due from/to broker-variation
Equity contracts	margin futures	$93,026*	margin futures	$12*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$8,249,199

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(886,554)

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$29,290,681

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value:
Unaffiliated investments (cost $84,549,646)	$93,841,052
Affiliated investments (cost $38,199,528)	44,114,572
Foreign currency, at value (cost $170,594)	172,233
Dividends receivable	75,795
Tax reclaim receivable	52,828
Receivable from affiliate.	1,843
Prepaid expenses	1,358

Total Assets	138,259,681

LIABILITIES
Foreign capital gains tax liability accrued	125,404
Payable for Portfolio shares purchased	56,585
Audit fee payable	49,599
Custodian and accounting fees payable	33,440
Payable to affiliate	25,933
Accrued expenses and other liabilities	20,561
Management fee payable	19,087
Due to broker-variation margin futures	15,663
Distribution fee payable	2,962
Affiliated transfer agent fee payable	451
Trustees’ fees payable	370

Total Liabilities	350,055

NET ASSETS	$137,909,626

Net assets were comprised of:
Partners’ Equity	$137,909,626

Net asset value and redemption price per share, $137,909,626 / 7,832,474 outstanding shares of beneficial interest	$17.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $227,063 foreign withholding tax, of which $21,850 is reimbursable by an affiliate)	$1,839,414
Affiliated dividend income	102,852
Income from securities lending, net (including affiliated income of $51)	33,758
Interest income	561

Total income	1,976,585

EXPENSES
Management fee	1,064,292
Distribution fee	340,029
Custodian and accounting fees	141,295
Audit fee	73,000
Legal fees and expenses.	20,560
Trustees’ fees	11,420
Shareholders’ reports	9,660
Pricing fees	9,154
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Miscellaneous	88,431

Total expenses	1,765,264
Less: Fee waiver and/or expense reimbursement	(395,251)
Distribution fee waiver	(73,567)

Net expenses	1,296,446

NET INVESTMENT INCOME (LOSS)	680,139

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $344,880) (net of foreign capital gains taxes $(83,837))	6,972,006
Net capital gain distributions received (including affiliated of $102,667)	103,254
Futures transactions	8,249,199
Foreign currency transactions	(40,096)

15,284,363

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $937,528) (net of change in foreign capital gains taxes $(23,234))	1,822,727
Futures	(886,554)
Foreign currencies	(1,852)

934,321

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS	16,218,684

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$16,898,823

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$680,139	$504,333
Net realized gain (loss) on investment and foreign currency transactions	15,181,109	9,895,598
Net capital gain distributions received	103,254	3,222
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	934,321	2,599,778

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,898,823	13,002,931

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [208,419 and 825,977 shares, respectively]	3,474,541	11,339,801
Portfolio shares issued in merger [0 and 1,814,358 shares, respectively]	—	23,133,070
Portfolio shares purchased [797,938 and 913,948 shares, respectively]	(13,314,662)	(12,316,011)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(9,840,121)	22,156,860

TOTAL INCREASE (DECREASE)	7,058,702	35,159,791
NET ASSETS:
Beginning of year	130,850,924	95,691,133

End of year	$137,909,626	$130,850,924

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 92.4%

COMMON STOCKS — 91.9%
Australia — 6.8%
Aristocrat Leisure Ltd.	2,530	$80,206
Australia & New Zealand Banking Group Ltd.	23,571	471,781
BHP Group Ltd.(a)	12,615	381,371
BHP Group PLC	7,786	232,139
BlueScope Steel Ltd.	32,230	490,882
Coles Group Ltd.	5,800	75,673
Commonwealth Bank of Australia	3,473	255,118
Dexus, REIT	60,742	493,080
Fortescue Metals Group Ltd.	7,385	103,425
Glencore PLC*	43,216	219,255
Goodman Group, REIT	7,245	139,788
GPT Group (The), REIT	8,272	32,674
IDP Education Ltd.	1,140	28,736
Macquarie Group Ltd.	4,460	665,270
Medibank Private Ltd.	11,980	29,173
National Australia Bank Ltd.	14,558	305,363
Rio Tinto Ltd.	1,707	124,654
Rio Tinto PLC	4,759	315,669
Sonic Healthcare Ltd.	17,182	583,675
South32 Ltd.	19,380	56,834
Stockland, REIT	127,268	392,502
Suncorp Group Ltd.	3,360	27,109

		5,504,377

Austria — 1.1%
ANDRITZ AG	5,716	295,005
OMV AG	9,317	529,841
Raiffeisen Bank International AG	940	27,956

		852,802

Belgium — 0.2%
Ageas SA/NV	725	37,562
Etablissements Franz Colruyt NV	602	25,511
KBC Group NV	1,102	95,243
Solvay SA	297	34,493

		192,809

Brazil — 0.1%
Yara International ASA	700	35,317

China — 1.0%
Chow Tai Fook Jewellery Group Ltd.*	67,800	121,928
ESR Cayman Ltd., 144A*	9,600	32,439
SITC International Holdings Co. Ltd.	50,000	180,963
Wilmar International Ltd.	148,773	458,575

		793,905

Denmark — 2.7%
AP Moller - Maersk A/S (Class A Stock)	15	49,962
AP Moller - Maersk A/S (Class B Stock)	185	663,700
Carlsberg A/S (Class B Stock)	413	71,387
DSV A/S	858	200,483
Novo Nordisk A/S (Class B Stock)	7,399	833,069
Pandora A/S	2,602	323,998

		2,142,599

	Shares	Value

COMMON STOCKS (continued)
Finland — 0.6%
Fortum OYJ	2,238	$68,607
Kesko OYJ (Class B Stock)	1,367	45,607
Nokia OYJ*	23,180	146,122
Nordea Bank Abp	13,603	166,193
Stora Enso OYJ (Class R Stock)	2,464	45,156

		471,685

France — 10.0%
Airbus SE*	2,495	319,583
Arkema SA	264	37,244
AXA SA	8,303	247,925
BNP Paribas SA	9,036	624,991
Capgemini SE	2,499	612,924
Carrefour SA	2,779	50,940
Cie de Saint-Gobain	9,754	687,218
Cie Generale des Etablissements Michelin SCA	765	125,454
Dassault Systemes SE	7,810	465,698
Eiffage SA	350	36,061
Electricite de France SA	1,948	22,887
Engie SA	13,600	201,408
EssilorLuxottica SA	1,225	260,843
Hermes International	223	389,483
Ipsen SA	4,937	452,156
Kering SA	150	120,701
Klepierre SA, REIT*	1,716	40,676
La Francaise des Jeux SAEM, 144A	588	26,048
L’Oreal SA	1,094	519,392
LVMH Moet Hennessy Louis Vuitton SE	1,178	974,286
Publicis Groupe SA	4,986	335,744
Sanofi	10,151	1,022,128
Sodexo SA	374	32,853
TotalEnergies SE	2,304	117,104
Vinci SA	2,310	244,045
Vivendi SE	2,970	40,200

		8,007,992

Germany — 7.9%
Allianz SE	3,663	863,891
Bayer AG	1,451	77,663
Bayerische Motoren Werke AG	1,428	143,155
Bechtle AG	420	30,111
Brenntag SE	1,900	171,898
Covestro AG, 144A	8,311	509,819
Daimler AG	6,251	480,274
Daimler Truck Holding AG*	3,126	114,900
Deutsche Post AG	11,383	730,316
Deutsche Telekom AG	14,412	266,836
E.ON SE	42,508	590,299
Fresenius SE & Co. KGaA	11,350	456,532
GEA Group AG	2,139	116,792
HeidelbergCement AG	4,013	272,117
Henkel AG & Co. KGaA	475	37,056
Merck KGaA	588	151,820
Nemetschek SE	913	116,621
SAP SE	4,411	623,084
Siemens AG	430	74,291
Telefonica Deutschland Holding AG	162,552	451,611

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Germany (cont’d.)
Volkswagen AG	148	$43,538

		6,322,624

Hong Kong — 2.0%
AIA Group Ltd.	11,577	116,726
CK Asset Holdings Ltd.	55,158	347,393
Henderson Land Development Co. Ltd.	6,065	25,815
Hongkong Land Holdings Ltd.	6,000	31,191
Link REIT, REIT	9,726	85,591
New World Development Co. Ltd.	6,000	23,705
Power Assets Holdings Ltd.	81,389	507,282
Techtronic Industries Co. Ltd.	5,455	108,646
Xinyi Glass Holdings Ltd.	148,700	371,645

		1,617,994

Ireland — 0.8%
Flutter Entertainment PLC*	150	23,758
Kingspan Group PLC	697	83,284
Smurfit Kappa Group PLC	9,347	515,296

		622,338

Israel — 1.3%
Bank Hapoalim BM	44,956	462,882
Bank Leumi Le-lsrael BM	42,930	461,895
Check Point Software Technologies Ltd.*	500	58,280
ICL Group Ltd.	3,500	33,594
Israel Discount Bank Ltd. (Class A Stock)	5,640	37,988

		1,054,639

Italy — 1.6%
Enel SpA	37,182	297,731
Ferrari NV	540	140,068
Mediobanca Banca di Credito Finanziario SpA	40,762	468,318
Moncler SpA	912	66,200
Poste Italiane SpA, 144A	21,501	281,506
Snam SpA	8,789	52,973

		1,306,796

Japan — 20.0%
Advantest Corp.	837	78,896
Aisin Corp.	2,313	88,794
Asahi Kasei Corp.	5,100	47,944
Benefit One, Inc.	700	30,046
Bridgestone Corp.	3,100	133,414
Canon, Inc.	21,567	524,777
Chubu Electric Power Co., Inc.	2,720	28,741
Chugai Pharmaceutical Co. Ltd.	3,173	103,096
Daifuku Co. Ltd.	400	32,649
Dai-ichi Life Holdings, Inc.	4,274	86,368
Daito Trust Construction Co. Ltd.	700	80,234
Daiwa House Industry Co. Ltd.	2,500	71,903
Daiwa Securities Group, Inc.	82,867	467,179
Denso Corp.	1,900	157,446
Dentsu Group, Inc.	900	32,085
Disco Corp.	100	30,443

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
FUJIFILM Holdings Corp.	1,500	$111,037
Fujitsu Ltd.	3,380	577,621
Hakuhodo DY Holdings, Inc.	1,800	30,008
Hino Motors Ltd.	3,500	28,798
Hoya Corp.	907	134,549
lida Group Holdings Co. Ltd.	20,764	483,620
Inpex Corp.	54,700	476,006
Isuzu Motors Ltd.	38,551	478,625
ITOCHU Corp.	4,826	147,696
Japan Post Bank Co. Ltd.	3,300	30,240
Japan Post Holdings Co. Ltd.	39,261	306,247
Japan Post Insurance Co. Ltd.	1,600	25,702
Japan Tobacco, Inc.	28,531	576,211
KDDI Corp.	13,148	383,778
Keyence Corp.	1,200	753,346
Komatsu Ltd.	3,900	91,268
Konami Holdings Corp.	600	28,704
Marubeni Corp.	58,403	569,614
Mazda Motor Corp.*	3,700	28,404
McDonald’s Holdings Co. Japan Ltd.	10,439	462,098
Medipal Holdings Corp.	23,168	434,557
MINEBEA MITSUMI, Inc.	1,749	49,626
MISUMI Group, Inc.	1,173	48,181
Mitsubishi Chemical Holdings Corp.	5,500	40,837
Mitsubishi Corp.	8,300	264,077
Mitsubishi Electric Corp.	8,289	105,331
Mitsubishi UFJ Financial Group, Inc.	140,552	762,306
Mitsui & Co. Ltd.	30,133	713,595
Mitsui Chemicals, Inc.	16,389	441,487
Mizuho Financial Group, Inc.	11,147	141,759
MS&AD Insurance Group Holdings, Inc.	1,900	58,525
NEC Corp.	1,000	46,184
NGK Insulators Ltd.	27,400	463,555
Nintendo Co. Ltd.	500	233,216
Nippon Telegraph & Telephone Corp.	11,918	326,474
Nippon Yusen KK	630	47,973
Nitto Denko Corp.	600	46,299
NTT Data Corp.	2,600	55,789
Ono Pharmaceutical Co. Ltd.	1,781	44,183
Osaka Gas Co. Ltd.	1,683	27,871
Otsuka Holdings Co. Ltd.	13,641	494,038
SBI Holdings, Inc.	1,000	27,222
Seiko Epson Corp.	27,454	494,133
Shimamura Co. Ltd.	4,319	363,021
Shin-Etsu Chemical Co. Ltd.	1,600	276,832
SMC Corp.	270	181,915
SoftBank Group Corp.	4,306	204,309
Sompo Holdings, Inc.	1,400	59,013
Sony Group Corp.	1,118	140,771
SUMCO Corp.	1,400	28,416
Sumitomo Chemical Co. Ltd.	6,635	31,283
Sumitomo Dainippon Pharma Co. Ltd.	1,701	19,592
Sumitomo Mitsui Financial Group, Inc.	5,465	187,025
Suzuki Motor Corp.	1,600	61,592
T&D Holdings, Inc.	2,300	29,341
Takeda Pharmaceutical Co. Ltd.	6,536	178,350
TIS, Inc.	900	26,749
TOPPAN, Inc.	1,600	29,991

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Toshiba Corp.	1,700	$69,862
Tosoh Corp.	17,239	256,347
Toyota Motor Corp.	20,725	380,436
Toyota Tsusho Corp.	4,414	203,630
Trend Micro, Inc.*	500	27,762
USS Co. Ltd.	13,296	207,655

		16,048,697

Jordan — 0.0%
Hikma Pharmaceuticals PLC	860	25,837

Luxembourg — 0.8%
ArcelorMittal SA	18,572	594,294
Eurofins Scientific SE	562	69,629

		663,923

Netherlands — 5.0%
Adyen NV, 144A*	83	218,239
ASM International NV	208	91,819
ASML Holding NV	1,181	946,004
EXOR NV	464	41,786
ING Groep NV	16,777	234,504
Koninklijke Ahold Delhaize NV	20,629	707,036
Koninklijke KPN NV	15,378	47,800
NN Group NV	11,416	620,969
Randstad NV	7,344	503,149
Royal Dutch Shell PLC (Class A Stock)	17,733	389,272
Royal Dutch Shell PLC (Class B Stock)	4,200	92,202
Wolters Kluwer NV	1,144	134,732

		4,027,512

Norway — 1.3%
DNB Bank ASA	5,848	133,819
Equinor ASA	18,332	486,313
Norsk Hydro ASA	5,684	44,871
Orkla ASA	37,436	375,621

		1,040,624

Russia — 0.3%
Coca-Cola HBC AG*	6,739	233,007
Evraz PLC	3,628	29,599

		262,606

Singapore — 1.5%
DBS Group Holdings Ltd.	14,278	345,922
Oversea-Chinese Banking Corp. Ltd.	14,673	124,185
STMicroelectronics NV	13,609	671,607
United Overseas Bank Ltd.	4,900	97,790

		1,239,504

South Africa — 0.2%
Anglo American PLC	4,252	173,912

Spain — 2.0%
Enagas SA	1,219	28,316
Endesa SA	20,836	478,751
Iberdrola SA	45,525	538,718
Industria de Diseno Textil SA	6,777	219,783
Red Electrica Corp. SA	1,868	40,503
Repsol SA	6,178	73,398

	Shares	Value
COMMON STOCKS (continued)
Spain (cont’d.)
Telefonica SA	52,789	$231,074

		1,610,543

Sweden — 2.7%
Atlas Copco AB (Class B Stock)	1,869	109,633
Boliden AB	1,278	49,444
Epiroc AB (Class B Stock)	1,899	40,327
EQT AB	1,258	68,774
Essity AB (Class B Stock)	2,631	85,900
Evolution AB, 144A	2,290	324,609
Husqvarna AB (Class B Stock)	4,281	68,409
Investor AB (Class A Stock)	2,146	56,718
Investor AB (Class B Stock)	7,740	194,602
Lundin Energy AB	8,471	302,970
Securitas AB (Class B Stock)	1,962	26,996
Skandinaviska Enskilda Banken AB (Class A Stock)	18,963	263,542
Skanska AB (Class B Stock)	1,558	40,340
SKF AB (Class B Stock)	1,767	41,796
Svenska Handelsbanken AB (Class A Stock)	7,360	79,657
Swedbank AB (Class A Stock)	3,876	77,972
Swedish Match AB	43,826	348,898

		2,180,587

Switzerland — 8.5%
Cie Financiere Richemont SA (Class A Stock)	2,787	417,390
Geberit AG	736	600,880
Kuehne + Nagel International AG	624	201,358
Nestle SA	11,320	1,584,293
Novartis AG	9,906	870,055
Partners Group Holding AG	94	155,046
Roche Holding AG	4,176	1,735,577
Straumann Holding AG	44	93,532
Swatch Group AG (The)	132	40,324
Swiss Prime Site AG	312	30,661
UBS Group AG	42,014	752,576
Vifor Pharma AG	240	42,552
Zurich Insurance Group AG	654	286,774

		6,811,018

United Kingdom —12.4%
3i Group PLC	29,365	575,001
abrdn PLC	18,811	61,301
Ashtead Group PLC	2,037	163,478
AstraZeneca PLC	2,271	265,965
Auto Trader Group PLC, 144A	4,225	42,321
Barclays PLC	70,759	179,131
Barratt Developments PLC	4,320	43,672
BP PLC	164,684	736,762
British American Tobacco PLC	24,142	895,862
Bunzl PLC	1,434	56,027
Burberry Group PLC	1,749	42,923
CNH Industrial NV	13,724	267,321
DCC PLC	6,085	498,059
Diageo PLC	2,243	122,511
Experian PLC	4,130	203,040

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (cont’d.)
GlaxoSmithKline PLC	43,270	$939,603
HSBC Holdings PLC	5,936	36,045
Imperial Brands PLC	9,378	205,000
InterContinental Hotels Group PLC*	792	51,268
JD Sports Fashion PLC	93,420	275,158
Kingfisher PLC	101,773	466,292
Legal & General Group PLC	25,664	103,133
Lloyds Banking Group PLC	958,104	620,417
Next PLC	625	68,801
Persimmon PLC	3,371	130,245
RELX PLC	5,130	166,879
Rentokil Initial PLC	7,955	62,958
SSE PLC	15,589	347,634
Taylor Wimpey PLC	15,025	35,614
Tesco PLC	94,150	369,571
Unilever PLC	20,435	1,093,465
Vodafone Group PLC	190,311	287,999
WPP PLC	37,632	569,307

		9,982,763

United States — 1.1%
Ferguson PLC	2,283	404,326
Schneider Electric SE	2,298	451,041
Stellantis NV	2,785	52,459

		907,826

TOTAL COMMON STOCKS (cost $69,014,823)		73,901,229

EXCHANGE-TRADED FUND — 0.4%
United States
iShares MSCI EAFE ETF(a) (cost $371,611)	4,600	361,928

PREFERRED STOCK — 0.1%
Germany
Henkel AG & Co. KGaA (PRFC) (cost $78,678)	735	59,360

TOTAL LONG-TERM INVESTMENTS (cost $69,465,112)		74,322,517

SHORT-TERM INVESTMENTS — 4.6%
AFFILIATED MUTUAL FUNDS — 4.0%
PGIM Core Ultra Short Bond Fund(wa)	2,553,823	2,553,823
PGIM Institutional Money Market Fund (cost $694,318; includes $694,300 of cash collateral for securities on loan)(b)(wa)	694,804	694,318

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,248,141)		3,248,141

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) — 0.6%
U.S. Treasury Bills
0.045%	03/17/22	500	$499,944

(cost $499,953)

TOTAL SHORT-TERM INVESTMENTS (cost $3,748,094)			3,748,085

TOTAL INVESTMENTS—97.0% (cost $73,213,206)			78,070,602
Other assets in excess of liabilities(z) — 3.0%			2,386,998

NET ASSETS —100.0%			$80,457,600

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $669,446; cash collateral of $694,300 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Futures contracts outstanding at December 31,2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
53	Mini MSCI EAFE Index	Mar. 2022	$6,152,770	$119,400

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$—	$499,944

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$5,504,377	$—
Austria	—	852,802	—
Belgium	—	192,809	—
Brazil	—	35,317	—
China	—	793,905	—
Denmark	—	2,142,599	—
Finland	—	471,685	—
France	—	8,007,992	—
Germany	—	6,322,624	—
Hong Kong	—	1,617,994	—
Ireland	—	622,338	—
Israel	58,280	996,359	—
Italy	—	1,306,796	—
Japan	—	16,048,697	—
Jordan	—	25,837	—
Luxembourg	—	663,923	—
Netherlands	—	4,027,512	—
Norway	—	1,040,624	—
Russia	—	262,606	—
Singapore	—	1,239,504	—
South Africa	—	173,912	—
Spain	—	1,610,543	—
Sweden	—	2,180,587	—
Switzerland	—	6,811,018	—
United Kingdom	—	9,982,763	—
United States	—	907,826	—
Exchange-Traded Fund
United States	361,928	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Preferred Stock
Germany	$—	$59,360	$—
Short-Term Investments
Affiliated Mutual Funds	3,248,141	—	—
U.S. Treasury Obligation	—	499,944	—

Total	$3,668,349	$74,402,253	$—

Other Financial Instruments*
Assets
Futures Contracts	$119,400	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Pharmaceuticals	9.1%
Banks	8.3
Affiliated Mutual Funds (0.9% represents investments purchased with collateral from securities on loan)	4.0
Oil, Gas & Consumable Fuels	4.0
Insurance	4.0
Metals & Mining	3.5
Capital Markets	3.4
Trading Companies & Distributors	3.4
Textiles, Apparel & Luxury Goods	3.3
Food Products	3.1
Electric Utilities	2.8
Machinery	2.5
Tobacco	2.5
Automobiles	2.4
Chemicals	2.3
Semiconductors & Semiconductor Equipment	2.2
Building Products	2.2
Specialty Retail	2.2
Personal Products	2.0
IT Services	2.0
Health Care Providers & Services	1.8
Food & Staples Retailing	1.7
Diversified Telecommunication Services	1.6
Software	1.6
Equity Real Estate Investment Trusts (REITs)	1.5
Marine	1.5
Technology Hardware, Storage & Peripherals	1.4
Professional Services	1.2
Hotels, Restaurants & Leisure	1.2
Air Freight & Logistics	1.2
Wireless Telecommunication Services	1.2
Media	1.1
Household Durables	1.1
Multi-Utilities	1.0
Electronic Equipment, Instruments & Components	0.9
Industrial Conglomerates	0.8

Real Estate Management & Development	0.7%
Containers & Packaging	0.7
Auto Components	0.7
Electrical Equipment	0.6
U.S. Treasury Obligation	0.6
Beverages	0.5
Exchange-Traded Fund	0.4
Construction & Engineering	0.4
Aerospace & Defense	0.4
Diversified Financial Services	0.3
Construction Materials	0.3
Entertainment	0.3
Health Care Equipment & Supplies	0.3
Household Products	0.3
Communications Equipment	0.2
Commercial Services & Supplies	0.1
Life Sciences Tools & Services	0.1
Multiline Retail	0.1
Gas Utilities	0.0	*
Paper & Forest Products	0.0	*
Interactive Media & Services	0.0	*
Diversified Consumer Services	0.0	*

	97.0
Other assets in excess of liabilities	3.0

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$119,400	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$4,160,085

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(271,176)

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$16,838,508

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$669,446	$(669,446)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $669,446:
Unaffiliated investments (cost $69,965,065)	$74,822,461
Affiliated investments (cost $3,248,141)	3,248,141
Foreign currency, at value (cost $52,009)	52,213
Tax reclaim receivable	4,137,025
Dividends and interest receivable	134,978
Receivable from affiliate	2,995
Receivable for Portfolio shares sold	1,607
Prepaid expenses and other assets	4,347

Total Assets	82,403,767

LIABILITIES
Payable to affiliate	1,140,022
Payable to broker for collateral for securities on loan	694,300
Accrued expenses and other liabilities	74,995
Management fee payable	30,377
Due to broker-variation margin futures	3,445
Distribution fee payable	2,204
Affiliated transfer agent fee payable	451
Trustees’ fees payable	340
Payable for Portfolio shares purchased	33

Total Liabilities	1,946,167

NET ASSETS	$80,457,600

Net assets were comprised of: Partners’ Equity	$80,457,600

Net asset value and redemption price per share, $80,457,600 / 5,334,577 outstanding shares of beneficial interest	$15.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $2,798,634 foreign withholding tax, of which $397,734 is reimbursable by an affiliate)	$24,959,639
Income from securities lending, net (including affiliated income of $7,198)	54,704
Affiliated dividend income	13,232
Interest income (net of $1,093 foreign withholding tax)	111

Total income	25,027,686

EXPENSES
Management fee	4,516,153
Distribution fee	1,556,545
Custodian and accounting fees	143,243
Audit fee	38,100
Legal fees and expenses	24,236
Trustees’ fees	18,400
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,422
Shareholders’ reports	7,316
Miscellaneous	39,776

Total expenses	6,351,191
Less: Fee waiver and/or expense reimbursement	(143,361)

Net expenses	6,207,830

NET INVESTMENT INCOME (LOSS)	18,819,856

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,910))	95,416,988
In-kind redemption(1)	243,993,366
Futures transactions	4,160,085
Foreign currency transactions	179,081

343,749,520

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $642)	(189,497,983)
Futures	(271,176)
Foreign currencies	(292,000)

(190,061,159)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	153,688,361

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$172,508,217

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$18,819,856	$19,702,980
Net realized gain (loss) on investment and foreign currency transactions	343,749,520	(103,948,031)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(190,061,159)	89,982,591

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	172,508,217	5,737,540

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,184,449 and 35,783,649 shares, respectively]	44,820,384	384,822,654
Portfolio shares purchased [94,991,333 and 46,187,900 shares, respectively]	(1,443,075,239)	(441,907,672)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,398,254,855)	(57,085,018)

TOTAL INCREASE (DECREASE)	(1,225,746,638)	(51,347,478)
NET ASSETS:
Beginning of year	1,306,204,238	1,357,551,716

End of year	$80,457,600	$1,306,204,238

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 97.2%

ASSET-BACKED SECURITIES — 5.3%
Automobiles — 0.6%
Exeter Automobile Receivables Trust,
Series 2021-02A, Class C
0.980%	06/15/26	10	$9,961
Series 2021-02A, Class D
1.400%	04/15/27	20	19,782
GM Financial Automobile Leasing Trust, Series 2020-02, Class C
2.560%	07/22/24	1	1,019
Santander Drive Auto Receivables Trust, Series 2019-03, Class C
2.490%	10/15/25	13	13,454

			44,216

Equipment — 0.3%
Hotwire Funding LLC, Series 2021-01, Class A2, 144A
2.311%	11/20/51	25	24,868

Other — 4.4%
Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-01A, Class A2I, 144A
4.194%	06/05/49	49	50,046
Domino’s Pizza Master Issuer LLC,
Series 2018-01A, Class A2I, 144A
4.116%	07/25/48	49	49,572
Series 2019-01A, Class A2, 144A
3.668%	10/25/49	49	51,704
Hardee’s Funding LLC, Series 2021-01A, Class A2, 144A
2.865%	06/20/51	25	24,463
Planet Fitness Master Issuer LLC, Series 2019-01A, Class A2, 144A
3.858%	12/05/49	49	50,362
Sonic Capital LLC, Series 2020-01A, Class A2I, 144A
3.845%	01/20/50	54	56,081
Taco Bell Funding LLC, Series 2021-01A, Class A2I, 144A
1.946%	08/25/51	40	39,211
Wendy’s Funding LLC, Series 2021-01A, Class A2I, 144A
2.370%	06/15/51	50	48,869

			370,308

TOTAL ASSET-BACKED SECURITIES (cost $438,228)			439,392

CORPORATE BONDS — 88.3%
Aerospace & Defense — 0.4%
Lockheed Martin Corp., Sr. Unsec’d. Notes
4.500%	05/15/36	30	36,657

Agriculture — 2.2%
Altria Group, Inc., Gtd. Notes
2.625%	09/16/26	35	36,191
4.400%	02/14/26	43	47,221

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
BAT Capital Corp. (United Kingdom), Gtd. Notes
3.557%	08/15/27	75	$78,727
BAT International Finance PLC (United Kingdom), Gtd. Notes
1.668%	03/25/26	25	24,570

			186,709

Airlines — 1.8%
Delta Air Lines, Inc./SkyMiles IP Ltd., Sr. Sec’d. Notes, 144A
4.750%	10/20/28	55	60,161
JetBlue 2020-1 Class A Pass-Through Trust, Sr. Sec’d. Notes
4.000%	05/15/34	5	5,019
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Sr. Sec’d. Notes, 144A
6.500%	06/20/27	20	21,378
United Airlines 2019-1 Class AA Pass-Through Trust, Pass-Through Certificates
4.150%	02/25/33	45	49,242
United Airlines 2019-2 Class AA Pass-Through Trust, Pass-Through Certificates
2.700%	11/01/33	14	13,919

			149,719

Auto Manufacturers — 5.2%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A
1.450%	03/02/26	150	148,607
Ford Motor Co., Sr. Unsec’d. Notes
3.250%	02/12/32	40	40,950
General Motors Financial Co., Inc.,
Gtd. Notes
3.150%	06/30/22	45	45,467
Sr. Unsec’d. Notes
3.550%	07/08/22	15	15,219
5.100%	01/17/24	45	48,254
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A
4.050%	02/04/22	60	60,155
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.000%	09/17/24	30	29,526
2.375%	10/15/27	15	14,957
2.650%	02/10/25	15	15,386
Sr. Unsec’d. Notes, 144A, MTN
1.800%	01/10/28	15	14,492

			433,013

Banks — 5.5%
Bank of America Corp.,
Sr. Unsec’d. Notes
1.734%(ff)	07/22/27	45	44,660
Sr. Unsec’d. Notes, MTN
2.496%(ff)	02/13/31	75	75,272

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.271%(ff)	07/23/29		35	$39,017
Citigroup, Inc.,
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25	(oo)	10	10,066
Jr. Sub. Notes, Series Y
4.150%(ff)	11/15/26	(oo)	25	25,403
Sr. Unsec’d. Notes
2.572%(ff)	06/03/31		60	60,496
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
2.908%(ff)	07/21/42		25	24,847
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.580%(ff)	04/22/32		40	40,498
Sub. Notes
2.956%(ff)	05/13/31		45	46,570
Morgan Stanley,
Sr. Unsec’d. Notes
3.217%(ff)	04/22/42		10	10,488
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		25	25,609
Wells Fargo & Co.,
Jr. Sub. Notes, Series BB
3.900%(ff)	03/15/26	(oo)	20	20,462
Sr. Unsec’d. Notes
3.068%(ff)	04/30/41		15	15,346
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31		25	25,518

				464,252

Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes
3.500%	06/01/30		30	32,870
4.500%	06/01/50		25	30,875
4.750%	01/23/29		25	29,109

				92,854

Building Materials — 0.6%
Carrier Global Corp., Sr. Unsec’d. Notes
2.722%	02/15/30		45	45,974

Chemicals — 0.4%
Ecolab, Inc., Sr. Unsec’d. Notes
3.950%	12/01/47		25	30,551

Commercial Services — 0.2%
Prime Security Services Borrower LLC/Prime Finance, Inc., Sr. Sec’d. Notes, 144A
3.375%	08/31/27		20	19,261

Computers — 0.9%
Apple, Inc., Sr. Unsec’d. Notes
2.375%	02/08/41		40	38,809
2.650%	05/11/50		5	4,912

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
Fortinet, Inc., Sr. Unsec’d. Notes
1.000%	03/15/26		35	$33,925

				77,646

Diversified Financial Services — 5.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes
3.400%	10/29/33		150	152,662
Avolon Holdings Funding Ltd. (Ireland), Sr. Unsec’d. Notes, 144A
2.750%	02/21/28		30	29,587
Capital One Financial Corp., Sub. Notes
2.359%(ff)	07/29/32		45	42,693
Charles Schwab Corp. (The), Jr. Sub. Notes, Series I
4.000%(ff)	06/01/26	(oo)	25	25,573
GTP Acquisition Partners I LLC, Sr. Sec’d. Notes, 144A
3.482%	06/15/50		100	103,948
Intercontinental Exchange, Inc., Sr. Unsec’d. Notes
3.000%	06/15/50		35	35,366
Western Union Co. (The), Sr. Unsec’d. Notes
2.850%	01/10/25		30	31,075

				420,904

Electric — 5.8%
AES Corp. (The), Sr. Unsec’d. Notes, 144A
3.300%	07/15/25		45	46,837
3.950%	07/15/30		5	5,306
Ausgrid Finance Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A
3.850%	05/01/23		75	77,034
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes
4.050%	04/15/25		35	37,906
DPL, Inc., Sr. Unsec’d. Notes
4.125%	07/01/25		10	10,458
Edison International, Sr. Unsec’d. Notes
3.125%	11/15/22		5	5,074
3.550%	11/15/24		85	89,204
4.950%	04/15/25		5	5,452
NextEra Energy Capital Holdings, Inc., Gtd. Notes
3.000%	01/15/52		55	55,017
Pacific Gas & Electric Co., First Mortgage
2.100%	08/01/27		10	9,671
4.550%	07/01/30		30	32,540

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
PacifiCorp,
First Mortgage
3.300%	03/15/51	10	$10,463
PG&E Energy Recovery Funding LLC,
Sr. Sec’d. Notes, Series A-3
2.822%	07/15/48	20	19,865
Southern California Edison Co.,
First Mortgage
3.650%	02/01/50	25	26,717
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	55	56,713

			488,257

Environmental Control — 1.0%
Waste Connections, Inc.,
Sr. Unsec’d. Notes
2.950%	01/15/52	50	49,178
3.500%	05/01/29	35	37,889

			87,067

Foods — 0.8%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.250%	03/15/26	35	35,761
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/49	25	30,019

			65,780

Gas — 1.5%
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.250%	07/15/27	50	55,050
NiSource, Inc.,
Sr. Unsec’d. Notes
0.950%	08/15/25	55	53,601
3.600%	05/01/30	15	16,204

			124,855

Healthcare-Products — 0.6%
Baxter International, Inc.,
Sr. Unsec’d. Notes, 144A
2.539%	02/01/32	35	35,360
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
2.250%	09/15/31	15	14,610
3.300%	09/15/29	3	3,193

			53,163

Healthcare-Services — 2.3%
Centene Corp.,
Sr. Unsec’d. Notes
2.450%	07/15/28	25	24,730
2.500%	03/01/31	20	19,468
2.625%	08/01/31	25	24,593
4.625%	12/15/29	10	10,792

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
CommonSpirit Health,
Sr. Sec’d. Notes
1.547%	10/01/25	25	$24,789
2.782%	10/01/30	3	3,076
Mount Sinai Hospitals Group, Inc.,
Sec’d. Notes, Series 2017
3.981%	07/01/48	2	2,303
Sec’d. Notes, Series 2019
3.737%	07/01/49	29	31,460
Unsec’d. Notes, Series 2020
3.391%	07/01/50	10	10,351
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/39	25	27,638
4.450%	12/15/48	10	12,784

			191,984

Insurance — 0.8%
Brighthouse Financial Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.000%	04/12/24	5	4,961
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/29	35	40,202
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50	15	17,071

			62,234

Internet — 1.4%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	06/03/50	15	14,276
3.100%	05/12/51	15	16,024
3.875%	08/22/37	40	46,988
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.550%	03/15/28	25	27,264
Expedia Group, Inc.,
Gtd. Notes
3.600%	12/15/23	10	10,396

			114,948

Iron/Steel — 0.6%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
3.600%	07/16/24	50	52,084

Lodging — 1.3%
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
1.800%	10/01/24	20	20,024
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24	45	45,729
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.125%	02/15/23	5	5,081

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
3.750%	10/01/25	5	$5,304
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25	9	10,135
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30	10	11,299
Sr. Unsec’d. Notes, Series II
2.750%	10/15/33	13	12,635

			110,207

Media — 5.7%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.800%	04/01/31	20	19,830
3.500%	03/01/42	40	38,812
4.464%	07/23/22	47	47,721
4.908%	07/23/25	65	71,594
Comcast Corp.,
Gtd. Notes
3.250%	11/01/39	35	36,863
3.900%	03/01/38	25	28,198
4.150%	10/15/28	50	56,740
Gtd. Notes, 144A
2.887%	11/01/51	35	33,861
2.937%	11/01/56	20	19,051
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
3.125%	09/01/26	10	9,997
4.000%	07/15/28	15	15,101
Walt Disney Co. (The),
Gtd. Notes
3.800%	03/22/30	85	95,530

			473,298

Office/Business Equipment — 0.4%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	20	20,523
5.500%	12/01/24	14	15,326

			35,849

Oil & Gas — 3.3%
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	01/15/23	50	50,926
2.950%	07/15/30	10	10,219
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	10	10,438
4.500%	04/15/23	5	5,162
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.250%	09/15/24	2	2,162
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	30	32,725

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.800%	05/15/23	55	$56,294
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.650%	03/05/25	100	105,112

			273,038

Pharmaceuticals — 8.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	80	84,270
4.050%	11/21/39	20	22,926
4.300%	05/14/36	10	11,752
4.875%	11/14/48	25	32,362
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes
2.250%	05/28/31	3	3,032
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
0.700%	04/08/26	45	43,525
1.375%	08/06/30	50	47,192
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24	3	3,141
3.700%	06/06/27	55	59,973
3.794%	05/20/50	55	61,910
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.750%	09/15/25	20	21,455
4.500%	11/15/44	5	5,655
4.900%	09/15/45	20	24,033
Cigna Corp.,
Sr. Unsec’d. Notes
3.200%	03/15/40	20	20,657
CVS Health Corp.,
Sr. Unsec’d. Notes
1.300%	08/21/27	60	58,236
3.625%	04/01/27	50	54,242
3.750%	04/01/30	65	71,380
5.050%	03/25/48	40	52,338
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51	20	19,900

			697,979

Pipelines — 10.0%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	15	15,476
4.450%	07/15/27	60	65,801
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	10	10,433
3.302%	01/15/35	35	36,690
3.701%	01/15/39	10	10,856

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27	15	$16,951
5.875%	03/31/25	70	77,683
Cheniere Energy Partners LP,
Gtd. Notes, 144A
3.250%	01/31/32	15	15,165
DCP Midstream Operating LP,
Gtd. Notes
3.250%	02/15/32	10	10,133
Energy Transfer LP,
Sr. Unsec’d. Notes
2.900%	05/15/25	5	5,166
4.050%	03/15/25	50	52,970
4.250%	04/01/24	5	5,258
5.000%	05/15/50	13	14,969
5.500%	06/01/27	20	22,859
6.250%	04/15/49	10	13,077
Gray Oak Pipeline LLC,
Sr. Unsec’d. Notes, 144A
2.000%	09/15/23	40	40,446
2.600%	10/15/25	10	10,153
3.450%	10/15/27	5	5,228
Kinder Morgan, Inc.,
Gtd. Notes, 144A
5.625%	11/15/23	37	39,550
MPLX LP,
Sr. Unsec’d. Notes
1.750%	03/01/26	50	49,656
2.650%	08/15/30	30	29,948
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.500%	05/15/30	5	5,650
5.000%	03/15/27	50	56,274
5.625%	03/01/25	25	27,766
5.875%	06/30/26	20	22,951
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
4.100%	04/15/30	40	44,647
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	45	47,451
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	10	10,409
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.600%	03/15/22	10	10,010
4.000%	09/15/25	60	64,829

			838,455

Real Estate — 0.3%
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28	24	25,588

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 5.4%
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.300%	07/15/26	35	$37,112
American Finance Trust, lnc./American Finance Operating Partner LP,
Gtd. Notes, 144A
4.500%	09/30/28	10	10,063
American Tower Corp.,
Sr. Unsec’d. Notes
1.600%	04/15/26	30	29,769
3.600%	01/15/28	17	18,256
Boston Properties LP,
Sr. Unsec’d. Notes
3.250%	01/30/31	3	3,140
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.900%	03/15/27	35	37,709
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23	50	51,746
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/31	10	9,732
2.500%	07/15/31	20	19,872
Global Net Lease, lnc./Global Net Lease Operating Partnership LP,
Gtd. Notes, 144A
3.750%	12/15/27	20	19,537
Realty Income Corp.,
Sr. Unsec’d. Notes
2.200%	06/15/28	5	5,050
3.950%	08/15/27	75	83,241
SBA Tower Trust,
Asset-Backed, 144A
1.631%	05/15/51	25	24,597
2.836%	01/15/50	100	102,592

			452,416

Retail — 3.9%
7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A
0.950%	02/10/26	25	24,205
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.750%	04/20/32	55	53,275
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
1.300%	04/15/28	65	62,347
2.800%	09/15/41	25	24,431
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.625%	09/01/49	10	11,058
QVC, Inc.,
Sr. Sec’d. Notes
4.450%	02/15/25	40	42,333
Ross Stores, Inc.,
Sr. Unsec’d. Notes
1.875%	04/15/31	50	47,856
4.600%	04/15/25	50	54,743

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
4.700%	04/15/27	2	$2,255

			322,503

Semiconductors — 1.8%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.950%	10/01/51	25	25,676
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
2.500%	05/11/31	65	65,175
4.300%	06/18/29	55	61,667

			152,518

Software — 1.7%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.921%	03/17/52	50	52,946
Oracle Corp.,
Sr. Unsec’d. Notes
1.650%	03/25/26	80	79,335
VMware, Inc.,
Sr. Unsec’d. Notes
1.800%	08/15/28	10	9,739

			142,020

Telecommunications — 6.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32	35	33,865
2.300%	06/01/27	75	76,437
3.300%	02/01/52	25	24,490
4.300%	02/15/30	50	56,332
6.375%	03/01/41	20	28,036
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25	2	2,304
T-Mobile USA, Inc.,
Sr. Sec’d. Notes
3.750%	04/15/27	80	86,623
3.875%	04/15/30	15	16,414
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.450%	03/20/26	45	44,792
1.750%	01/20/31	40	37,859
2.987%	10/30/56	24	22,761
3.150%	03/22/30	35	36,996
4.329%	09/21/28	25	28,433
4.862%	08/21/46	5	6,441
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.875%	06/19/49	10	12,617

			514,400

Toys/Games/Hobbies — 1.4%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.550%	11/19/26	90	96,590

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Toys/Games/Hobbies (cont’d.)
3.900%	11/19/29		20	$22,049

				118,639

Transportation — 0.6%
Kansas City Southern,
Gtd. Notes
3.500%	05/01/50		25	26,706
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
3.050%	05/15/50		20	20,294

				47,000

TOTAL CORPORATE BONDS (cost $7,332,541)				7,401,822

MUNICIPAL BONDS — 1.5%
Colorado — 0.1%
Colorado Health Facilities Authority, Taxable, Revenue Bonds, Series B
2.800%	12/01/26		10	10,108

Illinois — 0.4%
State of Illinois,
General Obligation Unlimited, Taxable, Series A
3.140%	10/01/24		35	36,082

New York — 0.3%
New York State Urban Development Corp.,
Taxable, Revenue Bonds, Series B
2.590%	03/15/35		20	19,899

Texas — 0.7%
Central Texas Turnpike System,
Taxable, Revenue Bonds, Series C
3.029%	08/15/41		35	35,418
Grand Parkway Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.236%	10/01/52		25	25,329

				60,747

TOTAL MUNICIPAL BONDS (cost $124,768)				126,836

U.S. TREASURY OBLIGATIONS — 2.1%
U.S. Treasury Bonds 1.125%	05/15/40	(k)	30	26,288
1.875%	02/15/41		80	79,137
2.000%	08/15/51		65	66,361

TOTAL U.S. TREASURY OBLIGATIONS (cost $174,583)				171,786

TOTAL LONG-TERM INVESTMENTS (cost $8,070,120)				8,139,836

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

	Shares	Value

SHORT-TERM INVESTMENT — 3.3%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $279,871)(wb)	279,871	$279,871

TOTAL INVESTMENTS—100.5% (cost $8,349,991)		8,419,707
Liabilities in excess of other assets(z) — (0.5)%		(41,215)

NET ASSETS — 100.0%		$8,378,492

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wb)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	856	0.493%	$19,252	$21,196	$1,944

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley & Co. LLC	$—	$29,256

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$44,216	$—
Equipment	—	24,868	—
Other	—	370,308	—
Corporate Bonds	—	7,401,822	—
Municipal Bonds	—	126,836	—
U.S. Treasury Obligations	—	171,786	—
Short-Term Investment
Affiliated Mutual Fund	279,871	—	—

Total	$279,871	$8,139,836	$—

Other Financial Instruments*
Assets
Centrally Cleared Credit Default Swap Agreement	$—	$1,944	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Pipelines	10.0%
Pharmaceuticals	8.3
Telecommunications	6.1
Electric	5.8
Media	5.7
Banks	5.5
Real Estate Investment Trusts (REITs)	5.4
Auto Manufacturers	5.2
Diversified Financial Services	5.0
Other	4.4
Retail	3.9
Affiliated Mutual Fund	3.3
Oil & Gas	3.3
Healthcare-Services	2.3
Agriculture	2.2
U.S. Treasury Obligations	2.1
Semiconductors	1.8
Airlines	1.8
Software	1.7
Municipal Bonds	1.5

Gas	1.5%
Toys/Games/Hobbies	1.4
Internet	1.4
Lodging	1.3
Beverages	1.1
Environmental Control	1.0
Computers	0.9
Foods	0.8
Insurance	0.8
Healthcare-Products	0.6
Iron/Steel	0.6
Transportation	0.6
Building Materials	0.6
Automobiles	0.6
Aerospace & Defense	0.4
Office/Business Equipment	0.4
Chemicals	0.4
Real Estate	0.3
Equipment	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2021

Industry Classification (continued):

Commercial Services	0.2%

100.5
Liabilities in excess of other assets	(0.5)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is credit contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,944	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$1,951

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$1,944

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Credit Default Swap Agreements— Sell Protection(1)
$508,200

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value:
Unaffiliated investments (cost $8,070,120)	$8,139,836
Affiliated investments (cost $279,871)	279,871
Interest receivable	62,560
Due from Manager	1,703
Due from broker-variation margin swaps	340
Prepaid expenses	928

Total Assets	8,485,238

LIABILITIES
Audit fee payable	45,000
Payable for investments purchased	41,256
Custodian and accounting fees payable	8,863
Accrued expenses and other liabilities	8,119
Payable for Portfolio shares purchased	2,757
Affiliated transfer agent fee payable	451
Trustees’ fees payable	300

Total Liabilities	106,746

NET ASSETS	$8,378,492

Net assets were comprised of:
Partners’ Equity	$8,378,492

Net asset value and redemption price per share, $8,378,492 / 773,528 shares of beneficial interest issued and outstanding	$10.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS) INCOME
Interest income	$203,895
Affiliated dividend income	276
Unaffiliated dividend income	13

Total income	204,184

EXPENSES
Management fee	44,527
Audit fee	46,700
Custodian and accounting fees	36,034
Legal fees and expenses	24,260
Trustees’ fees	9,600
Shareholders’ reports	9,514
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,423
Pricing fees	4,871
Miscellaneous	12,115

Total expenses	195,044
Less: Fee waiver and/or expense reimbursement	(144,873)

Net expenses	50,171

NET INVESTMENT INCOME (LOSS)	154,013

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	61,153
Swap agreements transactions	1,951

63,104

Net change in unrealized appreciation (depreciation) on:
Investments	(299,413)
Swap agreements	1,944

(297,469)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(234,365)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(80,352)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$154,013	$140,319
Net realized gain (loss) on investment transactions	63,104	(3,054)
Net change in unrealized appreciation (depreciation) on investments	(297,469)	347,300

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(80,352)	484,565

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [24,723 and 244,553 shares, respectively]	265,603	2,615,429
Portfolio shares purchased [20,572 and 2,785 shares, respectively]	(220,649)	(29,641)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	44,954	2,585,788

TOTAL INCREASE (DECREASE)	(35,398)	3,070,353
NET ASSETS:
Beginning of year	8,413,890	5,343,537

End of year	$8,378,492	$8,413,890

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS — 73.9%
Aerospace & Defense — 0.8%
Airbus SE (France)*	2,006	$256,947
Astrotech Corp.*	1,613	1,097
Axon Enterprise, Inc.*	175	27,475
BWX Technologies, Inc.	360	17,237
CAE, Inc. (Canada)*	648	16,347
Dassault Aviation SA (France)	1,610	174,272
HEICO Corp. (Class A Stock)	120	15,422
Howmet Aerospace, Inc.	2,302	73,273
Leonardo SpA (Italy)*	6,832	48,675
Meggitt PLC (United Kingdom)*	4,793	47,800
Mercury Systems, Inc.*	233	12,829
Montana Aerospace AG (Germany), 144A*	849	31,582
Northrop Grumman Corp.	371	143,603
Rolls-Royce Holdings PLC (United Kingdom)*	58,769	97,759
Spirit AeroSystems Holdings, Inc. (Class A Stock)	570	24,561
Thales SA (France)	3,652	310,679
VirTra, Inc.*	1,807	12,649

		1,312,207

Air Freight & Logistics — 0.3%
GXO Logistics, Inc.*	305	27,703
InPost SA (Poland)*	890	10,764
United Parcel Service, Inc. (Class B Stock)	2,014	431,681

		470,148

Airlines — 0.0%
Air Arabia PJSC (United Arab Emirates)*	28,210	11,128
Allegiant Travel Co.*	58	10,848
JetBlue Airways Corp.*	1,019	14,511
Spirit Airlines, Inc.*	719	15,710
Wizz Air Holdings PLC (Switzerland), 144A*	309	17,450

		69,647

Auto Components — 0.4%
Autel Intelligent Technology Corp. Ltd. (China) (Class A Stock)	2,515	31,396
Autoliv, Inc. (Sweden)	380	39,296
Bridgestone Corp. (Japan)	1,500	64,555
CIE Automotive SA (Spain)	453	14,088
Dorman Products, Inc.*	225	25,427
Fuyao Glass Industry Group Co. Ltd. (China) (Class A Stock)	2,263	16,763
Goodyear Tire & Rubber Co. (The)*	851	18,143
Huayu Automotive Systems Co. Ltd. (China) (Class A Stock)	28,100	124,930
Kendrion NV (Netherlands)	240	5,739
Lear Corp.	174	31,833
Magna International, Inc. (Canada)	758	61,353
Musashi Seimitsu Industry Co. Ltd. (Japan)	1,300	21,700
NGK Spark Plug Co. Ltd. (Japan)	900	15,689

	Shares	Value
COMMON STOCKS (continued)
Auto Components (cont’d.)
Nifco, Inc. (Japan)	400	$12,546
Nippon Seiki Co. Ltd. (Japan)	1,400	14,151
Stanley Electric Co. Ltd. (Japan)	4,900	122,735
Toyo Tire Corp. (Japan)	1,300	20,285
Valeo (France)	1,422	42,987
Veoneer, Inc. (Sweden)*	552	19,585
Zhejiang Shuanghuan Driveline Co. Ltd. (China) (Class A Stock)	8,800	38,176

		741,377

Automobiles — 0.9%
Daimler AG (Germany)	1,270	97,576
General Motors Co.*	2,777	162,815
Knaus Tabbert AG (Germany)	215	13,522
Lucid Group, Inc.*	508	19,329
Maruti Suzuki India Ltd. (India)	866	86,412
Rivian Automotive, Inc. (Class A Stock)*(a)	2,245	232,784
Stellantis NV	4,501	85,522
Suzuki Motor Corp. (Japan)	1,400	53,893
Tesla, Inc.*	490	517,822
Toyota Motor Corp. (Japan)	12,000	220,277

		1,489,952

Banks — 3.3%
Al Rajhi Bank (Saudi Arabia)	1,164	43,952
Axis Bank Ltd. (India)*	11,864	108,067
Banco Bilbao Vizcaya Argentaria SA (Spain)	15,811	93,882
Banco Comercial Portugues SA (Portugal) (Class R Stock)*	153,115	24,569
Banco Santander Chile (Chile), ADR	2,515	40,969
Bank Central Asia Tbk PT (Indonesia)	326,200	167,608
Bank of America Corp.	21,770	968,547
BankUnited, Inc.	906	38,333
BAWAG Group AG (Austria), 144A*	2,885	177,424
BNP Paribas SA (France)	2,517	174,093
Capitec Bank Holdings Ltd. (South Africa)	804	102,885
CIT Group, Inc.	691	35,476
City Holding Co.	375	30,671
Commerce Bancshares, Inc.	89	6,118
East West Bancorp, Inc.	1,369	107,713
Enterprise Financial Services Corp.	526	24,769
Erste Group Bank AG (Austria)	2,947	138,593
FinecoBank Banca Fineco SpA (Italy)	1,897	33,149
First Abu Dhabi Bank PJSC (United Arab Emirates)	8,142	41,731
First Financial Bankshares, Inc.	424	21,556
Fukuoka Financial Group, Inc. (Japan)	700	11,991
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	5,700	37,072
HDFC Bank Ltd. (India)	4,766	94,561
Home BancShares, Inc.	1,488	36,233
HSBC Holdings PLC (United Kingdom)	8,878	53,909
ICICI Bank Ltd. (India), ADR	3,809	75,380
ING Groep NV (Netherlands)	18,271	255,387
JPMorgan Chase & Co.	2,323	367,847
KakaoBank Corp. (South Korea)*	46	2,278

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
KBC Group NV (Belgium)	1,043	$90,144
Komercni Banka A/S (Czech Republic)	688	29,486
Kotak Mahindra Bank Ltd. (India)	5,462	131,831
Lloyds Banking Group PLC (United Kingdom)	159,454	103,254
Mitsubishi UFJ Financial Group, Inc. (Japan)	20,200	109,558
National Bank of Canada (Canada)	1,057	80,586
OTP Bank Nyrt (Hungary)*	1,713	87,571
Pacific Premier Bancorp, Inc.	943	37,748
Pinnacle Financial Partners, Inc.	469	44,790
PNC Financial Services Group, Inc. (The)	472	94,645
Popular, Inc. (Puerto Rico)	384	31,503
Prosperity Bancshares, Inc.	129	9,327
Qatar National Bank QPSC (Qatar)	6,923	38,382
Saudi National Bank (The) (Saudi Arabia)	2,846	48,814
Sberbank of Russia PJSC (Russia), ADR	9,816	157,160
Silvergate Capital Corp. (Class A Stock)*	127	18,821
SouthState Corp.	433	34,688
Swedbank AB (Sweden) (Class A Stock)	9,961	200,381
United Overseas Bank Ltd. (Singapore)	5,500	109,764
Washington Trust Bancorp, Inc.	608	34,273
Webster Financial Corp.	761	42,494
Wells Fargo & Co.	11,753	563,909
WesBanco, Inc.	693	24,248
Western Alliance Bancorp	824	88,704

		5,526,844

Beverages — 0.8%
Asahi Group Holdings Ltd. (Japan)	2,100	81,695
Boston Beer Co., Inc. (The) (Class A Stock)*	29	14,648
Budweiser Brewing Co. APAC Ltd. (China), 144A	28,000	73,363
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	400	4,586
Coca-Cola Co. (The)	6,867	406,595
Diageo PLC (United Kingdom)	1,092	59,645
Heineken NV (Netherlands)	369	41,485
Keurig Dr. Pepper, Inc.	5,815	214,341
Kirin Holdings Co. Ltd. (Japan)	3,800	61,040
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	300	96,553
PepsiCo, Inc.	1,569	272,551
Treasury Wine Estates Ltd. (Australia)	6,870	61,788
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	2,000	18,701

		1,406,991

Biotechnology — 1.1%
AbbVie, Inc.	5,991	811,181
Abcam PLC (United Kingdom)*	2,214	51,902
ACADIA Pharmaceuticals, Inc.*	369	8,612
Agios Pharmaceuticals, Inc.*	472	15,515

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (cont’d.)
Alkermes PLC*	1,045	$24,307
Alnylam Pharmaceuticals, Inc.*	309	52,400
Anavex Life Sciences Corp.*	923	16,005
Apellis Pharmaceuticals, Inc.*	112	5,295
Arcturus Therapeutics Holdings, Inc.*	173	6,403
Argenx SE (Netherlands), ADR*	128	44,824
Arrowhead Pharmaceuticals, Inc.*	347	23,006
Atara Biotherapeutics, Inc.*	698	11,000
BioMarin Pharmaceutical, Inc.*	434	38,344
Blueprint Medicines Corp.*	288	30,848
Eagle Pharmaceuticals, Inc.*	400	20,368
Exact Sciences Corp.*	290	22,571
Exelixis, Inc.*	821	15,008
Fate Therapeutics, Inc.*	218	12,755
Genmab A/S (Denmark)*	118	47,158
Genus PLC (United Kingdom)	549	36,686
Global Blood Therapeutics, Inc.*	361	10,566
Heron Therapeutics, Inc.*	1,546	14,115
Horizon Therapeutics PLC*	524	56,466
IGM Biosciences, Inc.*	26	763
I-Mab (China), ADR*	532	25,212
Inovio Pharmaceuticals, Inc.*	548	2,735
Insmed, Inc.*	636	17,325
Intellia Therapeutics, Inc.*	155	18,327
Ionis Pharmaceuticals, Inc.*	476	14,485
Kodiak Sciences, Inc.*	82	6,952
Ligand Pharmaceuticals, Inc.*	35	5,406
Mirati Therapeutics, Inc.*	153	22,444
MorphoSys AG (Germany)*	575	21,785
Myriad Genetics, Inc.*	816	22,522
Neurocrine Biosciences, Inc.*	297	25,296
Novavax, Inc.*	126	18,027
OPKO Health, Inc.*	2,961	14,242
Regeneron Pharmaceuticals, Inc.*	44	27,787
REGENXBIO, Inc.*	387	12,655
Sarepta Therapeutics, Inc.*	168	15,128
Scholar Rock Holding Corp.*	185	4,595
Seagen, Inc.*	229	35,403
Spectrum Pharmaceuticals, Inc.*	13,720	17,424
TG Therapeutics, Inc.*	478	9,082
Ultragenyx Pharmaceutical, Inc.*	510	42,886
United Therapeutics Corp.*	180	38,894
Xencor, Inc.*	659	26,439
Zealand Pharma A/S (Denmark)*	658	14,590

		1,835,739

Building Products — 0.3%
Assa Abloy AB (Sweden) (Class B Stock)	2,001	61,098
Astral Ltd. (India)	956	29,366
Blue Star Ltd. (India)	1,092	14,899
Carel Industries SpA (Italy), 144A	1,786	53,903
Carlisle Cos., Inc.	79	19,601
Daikin Industries Ltd. (Japan)	100	22,623
Genuit Group PLC (United Kingdom)	2,563	20,326
Gibraltar Industries, Inc.*	95	6,335
Guangdong Kinlong Hardware Products Co. Ltd. (China) (Class A Stock)	1,000	28,501
Nitto Boseki Co. Ltd. (Japan)	300	7,672

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Building Products (cont’d.)
Owens Corning	356	$32,218
ROCKWOOL International A/S (Denmark) (Class B Stock)	46	20,111
Sanwa Holdings Corp. (Japan)	1,800	19,211
Trex Co., Inc.*	435	58,738
UFP Industries, Inc.	506	46,557
Zurn Water Solutions Corp.	250	9,100

		450,259

Capital Markets — 2.6%
Affiliated Managers Group, Inc.	50	8,226
AJ Bell PLC (United Kingdom)	2,559	13,135
Apollo Global Management, Inc.	573	41,502
Avanza Bank Holding AB (Sweden)	935	34,319
B3 SA - Brasil Bolsa Balcao (Brazil)	19,900	39,806
Blackstone, Inc.	1,130	146,211
Bridgepoint Group PLC (United Kingdom), 144A*	6,851	46,076
Charles Schwab Corp. (The)	12,554	1,055,791
CME Group, Inc.	744	169,974
Coinbase Global, Inc. (Class A Stock)*	38	9,590
Deutsche Boerse AG (Germany)	785	131,258
flatexDEGIRO AG (Germany)*	1,062	24,406
Goldman Sachs Group, Inc. (The)	854	326,698
Hargreaves Lansdown PLC (United Kingdom)	1,310	23,988
HDFC Asset Management Co. Ltd. (India), 144A	745	24,498
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	100	5,845
Intermediate Capital Group PLC (United Kingdom)	1,866	55,303
Investec PLC (United Kingdom)	7,138	38,702
Julius Baer Group Ltd. (Switzerland)	2,661	177,613
KKR & Co., Inc.	1,223	91,114
Lazard Ltd. (Class A Stock)	216	9,424
London Stock Exchange Group PLC (United Kingdom)	2,617	245,466
LPL Financial Holdings, Inc.	120	19,211
Molten Ventures PLC (United Kingdom)*	4,160	57,402
Morgan Stanley	5,861	575,316
MSCI, Inc.	37	22,670
Ninety One PLC (United Kingdom)	1,360	5,109
S&P Global, Inc.	520	245,404
Saudi Tadawul Group Holding Co. (Saudi Arabia)*	593	19,870
SEI Investments Co.	312	19,013
State Street Corp.	2,887	268,491
StepStone Group, Inc. (Class A Stock)	397	16,503
Tikehau Capital SCA (France)	613	16,226
TMX Group Ltd. (Canada)	1,438	145,795
Tradeweb Markets, Inc. (Class A Stock)	397	39,756
UBS Group AG (Switzerland)	6,813	122,038
Van Lanschot Kempen NV (Netherlands)	486	12,188
Virtus Investment Partners, Inc.	111	32,978

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
XP, Inc. (Brazil) (Class A Stock)*	2,941	$84,524

		4,421,439

Chemicals — 2.1%
Air Liquide SA (France)	456	79,542
Air Products & Chemicals, Inc.	823	250,406
Akzo Nobel NV (Netherlands)	2,797	306,994
Albemarle Corp.	527	123,197
BASF SE (Germany)	986	69,440
CF Industries Holdings, Inc.	182	12,882
Chemours Co. (The)	562	18,861
Chr Hansen Holding A/S (Denmark)	167	13,177
Covestro AG (Germany), 144A	1,208	74,102
Croda International PLC (United Kingdom)	495	67,832
Denka Co. Ltd. (Japan)	200	6,540
DIC Corp. (Japan)	2,600	65,557
Ecolab, Inc.	77	18,063
Element Solutions, Inc.	1,256	30,496
Ferro Corp.*	660	14,408
Fine Organic Industries Ltd. (India)	120	6,007
GCP Applied Technologies, Inc.*	428	13,550
Hexpol AB (Sweden)	1,055	14,170
Huntsman Corp.	1,108	38,647
Incitec Pivot Ltd. (Australia)	25,402	60,162
Ingevity Corp.*	355	25,454
International Flavors & Fragrances, Inc.	1,021	153,814
Kansai Paint Co. Ltd. (Japan)	1,600	34,762
Koninklijke DSM NV (Netherlands)	468	105,439
Linde PLC (United Kingdom) (NYSE)	2,060	713,646
Linde PLC (United Kingdom) (XETR)	409	142,115
Nippon Shokubai Co. Ltd. (Japan)	900	41,618
Nippon Soda Co. Ltd. (Japan)	800	23,008
PPG Industries, Inc.	218	37,592
Quaker Chemical Corp.	66	15,232
RPM International, Inc.	1,919	193,819
Sakata INX Corp. (Japan)	2,000	17,268
Sherwin-Williams Co. (The)	1,981	697,629
Shin-Etsu Chemical Co. Ltd. (Japan)	100	17,302
Sumitomo Seika Chemicals Co. Ltd. (Japan)	300	8,182
Valvoline, Inc.	1,252	46,687
Victrex PLC (United Kingdom)	792	26,143

		3,583,743

Commercial Services & Supplies — 0.6%
Brady Corp. (Class A Stock)	113	6,091
Cintas Corp.	168	74,453
Copart, Inc.*	290	43,970
CoreCivic, Inc.*	1,052	10,488
Downer EDI Ltd. (Australia)	18,545	80,605
IAA, Inc.*	420	21,260
KAR Auction Services, Inc.*	1,171	18,291
MSA Safety, Inc.	50	7,548
Republic Services, Inc.	2,209	308,045
SPIE SA (France)	1,044	27,045
Stericycle, Inc.*	540	32,206
UniFirst Corp	35	7,364

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (cont’d.)
Waste Connections, Inc.	2,663	$362,887

		1,000,253

Communications Equipment — 0.1%
Bluescape Opportunities Acquisition Corp., UTS*	138	1,402
CommScope Holding Co., Inc.*	1,327	14,650
Genasys, Inc.*	2,347	9,341
Lumentum Holdings, Inc.*	244	25,808
Motorola Solutions, Inc.	423	114,929
Viavi Solutions, Inc.*	2,188	38,553
Zhongji Innolight Co. Ltd. (China) (Class A Stock)	2,948	19,695

		224,378

Construction & Engineering — 0.1%
Arcosa, Inc.	380	20,026
Dycom Industries, Inc.*	260	24,377
INFRONEER Holdings, Inc. (Japan)	3,100	28,219
JGC Holdings Corp. (Japan)	3,100	26,499
NV5 Global, Inc.*	198	27,348
Quanta Services, Inc.	170	19,492
Valmont Industries, Inc.	138	34,569
Voltas Ltd. (India)	2,088	34,331
WillScot Mobile Mini Holdings Corp.*	286	11,680

		226,541

Construction Materials — 0.3%
HeidelbergCement AG (Germany)	708	48,009
Martin Marietta Materials, Inc.	537	236,559
Taiheiyo Cement Corp. (Japan)	3,200	63,236
Vulcan Materials Co.	805	167,102

		514,906

Consumer Finance — 0.2%
Aiful Corp. (Japan)	9,500	29,368
Ally Financial, Inc.	540	25,709
American Express Co.	546	89,326
CreditAccess Grameen Ltd. (India)*	967	7,772
Funding Circle Holdings PLC (United Kingdom), 144A*	9,089	13,798
Green Dot Corp. (Class A Stock)*	392	14,206
PROG Holdings, Inc.*	170	7,669
Shriram Transport Finance Co. Ltd. (India)	4,106	67,129
SLM Corp.	1,491	29,328
SoFi Technologies, Inc.*	900	14,229
Upstart Holdings, Inc.*	103	15,584

		314,118

Containers & Packaging — 0.8%
Amcor PLC, CDI	5,864	70,709
Ardagh Metal Packaging SA*	784	7,080
Avery Dennison Corp.	1,066	230,864
Ball Corp.	2,668	256,848
Berry Global Group, Inc.*	402	29,660
Crown Holdings, Inc.	288	31,859
International Paper Co.	772	36,269

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging (cont’d.)
Mayr Melnhof Karton AG (Austria)	179	$36,055
Packaging Corp. of America	1,041	141,732
Pactiv Evergreen, Inc.	277	3,512
Sealed Air Corp.	1,928	130,082
Verallia SA (France), 144A	609	21,461
Westrock Co.	6,957	308,612

		1,304,743

Distributors — 0.0%
Educational Development Corp.	963	8,590
PALTAC Corp. (Japan)	300	12,339
Weyco Group, Inc.	687	16,447

		37,376

Diversified Consumer Services — 0.1%
2U, Inc.*	469	9,413
Arco Platform Ltd. (Brazil) (Class A Stock)*	730	15,250
Benesse Holdings, Inc. (Japan)	1,400	27,497
Bright Horizons Family Solutions, Inc.*	296	37,261
Frontdoor, Inc.*	341	12,498
Hope Education Group Co. Ltd. (China), 144A.	88,000	16,917
IDP Education Ltd. (Australia)	769	19,384
Service Corp. International	365	25,911
Strategic Education, Inc.	167	9,659
Terminix Global Holdings, Inc.*	505	22,841
WW International, Inc.*	733	11,823

		208,454

Diversified Financial Services — 0.3%
Banca Mediolanum SpA (Italy)	9,191	90,555
Equitable Holdings, Inc.	6,581	215,791
FirstRand Ltd. (South Africa)	10,477	39,927
Hypoport SE (Germany)*	35	20,419
ORIX Corp. (Japan)	5,300	107,895
Syncona Ltd.*	4,606	13,207
Voya Financial, Inc.	529	35,078

		522,872

Diversified Telecommunication Services — 0.6%
Anterix, Inc.*	460	27,030
ATN International, Inc.	394	15,740
Cellnex Telecom SA (Spain), 144A	320	18,612
Deutsche Telekom AG (Germany)	10,752	199,072
Helios Towers PLC (Tanzania)*	10,365	24,230
Indus Towers Ltd. (India)	12,501	41,839
KT Corp. (South Korea)	407	10,356
KT Corp. (South Korea), ADR	4,005	50,343
Liberty Global PLC (United Kingdom) (Class C Stock)*	762	21,405
Liberty Latin America Ltd. (Chile) (Class A Stock)*	736	8,582
Liberty Latin America Ltd. (Chile) (Class C Stock)*	1,166	13,292
Nippon Telegraph & Telephone Corp. (Japan)	13,900	380,768

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
Sarana Menara Nusantara Tbk PT (Indonesia)	1,022,300	$80,632
Telefonica Deutschland Holding AG (Germany)	13,212	36,706
V-Cube, Inc. (Japan)	1,100	10,072

		938,679

Electric Utilities — 1.3%
American Electric Power Co., Inc.	540	48,044
EDP - Energias do Brasil SA (Brazil)	12,542	47,224
Enel SpA (Italy)	15,705	125,756
Entergy Corp.	846	95,302
Eversource Energy	1,971	179,321
Hawaiian Electric Industries, Inc.	660	27,390
Iberdrola SA (Spain)	12,849	152,048
IDACORP, Inc.	216	24,475
NextEra Energy, Inc.	8,608	803,643
Otter Tail Corp.	314	22,426
PG&E Corp.*	10,691	129,789
Southern Co. (The)	5,093	349,278
Via Renewables, Inc.	858	9,807
Xcel Energy, Inc.	3,583	242,569

		2,257,072

Electrical Equipment — 0.6%
Hongfa Technology Co. Ltd. (China) (Class A Stock)	5,591	65,584
Hubbell, Inc.	1,302	271,167
Idec Corp. (Japan)	700	16,956
Legrand SA (France)	190	22,251
Mabuchi Motor Co. Ltd. (Japan)	300	9,913
Mitsubishi Electric Corp. (Japan)	6,500	82,598
NARI Technology Co. Ltd. (China) (Class A Stock)	13,400	84,268
Ocean’s King Lighting Science & Technology Co. Ltd. (China) (Class A Stock)	5,211	13,401
Plug Power, Inc.*	1,339	37,800
Polycab India Ltd. (India)	657	21,821
Prysmian SpA (Italy)	1,947	73,257
Regal Rexnord Corp.	55	9,360
Rockwell Automation, Inc.	217	75,700
Schneider Electric SE	171	33,563
Sensata Technologies Holding PLC*	804	49,599
Shenzhen Megmeet Electrical Co. Ltd. (China) (Class A Stock)	5,100	25,656
Shoals Technologies Group, Inc. (Class A Stock)*(a)	883	21,457
Signify NV (Netherlands), 144A	1,304	60,477
Thermon Group Holdings, Inc.*	1,300	22,009
Vicor Corp.*	277	35,173

		1,032,010

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp. (Class A Stock)	1,801	157,515
Barco NV (Belgium)	532	11,619
Cognex Corp.	517	40,202
Coherent, Inc.*	161	42,913

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Daiwabo Holdings Co. Ltd. (Japan)	1,800	$28,784
Dexerials Corp. (Japan)	200	7,236
Horiba Ltd. (Japan)	200	11,760
Littelfuse, Inc.	157	49,405
Murata Manufacturing Co. Ltd. (Japan)	1,300	103,304
National Instruments Corp.	767	33,495
Nippon Ceramic Co. Ltd. (Japan)	300	7,331
Novanta, Inc.*	149	26,273
Renishaw PLC (United Kingdom)	357	23,047
RF Industries Ltd.*	1,409	11,272
Sensirion Holding AG (Switzerland), 144A*	85	12,417
Shimadzu Corp. (Japan)	1,200	50,597
Sunny Optical Technology Group Co. Ltd. (China)	600	18,946
Taiyo Yuden Co. Ltd. (Japan)	300	17,167
TE Connectivity Ltd.	1,130	182,314
Unimicron Technology Corp. (Taiwan)	4,000	33,511

		869,108

Energy Equipment & Services — 0.2%
Cactus, Inc. (Class A Stock)	460	17,540
ChampionX Corp.*	642	12,975
Enerflex Ltd. (Canada)	1,880	11,384
ENGlobal Corp.*	7,912	10,444
Halliburton Co.	4,189	95,802
Modec, Inc. (Japan)	1,000	12,000
Nabors Industries Ltd.*	214	17,353
Oceaneering International, Inc.*	1,849	20,912
TechnipFMC PLC (United Kingdom)*	2,330	13,794
US Well Services, Inc.*	4,581	5,268
Worley Ltd. (Australia)	8,211	63,637

		281,109

Entertainment — 1.1%
AMC Entertainment Holdings, Inc. (Class A Stock)*	505	13,736
CTS Eventim AG & Co. KGaA (Germany)*	449	32,720
Frontier Developments PLC (United Kingdom)*	656	15,824
Liberty Media Corp.-Liberty Formula One (Class C Stock) *	1,902	120,283
Live Nation Entertainment, Inc.*	1,000	119,690
Netflix, Inc.*	684	412,069
Roku, Inc.*	287	65,493
Sea Ltd. (Taiwan), ADR*	1,296	289,928
Spotify Technology SA*	227	53,125
Walt Disney Co. (The)*	4,397	681,051
Warner Music Group Corp. (Class A Stock)	85	3,670
World Wrestling Entertainment, Inc. (Class A Stock)	329	16,233
Zynga, Inc. (Class A Stock)*	1,750	11,200

		1,835,022

Equity Real Estate Investment Trusts (REITs) — 4.1%
Acadia Realty Trust	4,933	107,687

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Agree Realty Corp.	15	$1,070
Alexandria Real Estate Equities, Inc.	1,305	290,963
American Campus Communities, Inc.	2,320	132,913
American Homes 4 Rent (Class A Stock)	403	17,575
American Tower Corp.	870	254,475
Apartment Income REIT Corp.	1,324	72,383
Apple Hospitality REIT, Inc.	4,730	76,389
Ashford Hospitality Trust, Inc.*	1,162	11,155
AvalonBay Communities, Inc.	685	173,024
Big Yellow Group PLC (United Kingdom)	853	19,746
Camden Property Trust	2,694	481,364
Canadian Apartment Properties REIT (Canada)	298	14,126
CapitaLand Integrated Commercial Trust (Singapore)	10,000	15,142
Centerspace	313	34,712
Centuria Office REIT (Australia)	6,284	10,707
Crown Castle International Corp.	749	156,346
CubeSmart.	3,059	174,088
Daiwa House Logistics Trust (Singapore)*	18,000	10,694
Daiwa Office Investment Corp. (Japan)	3	18,251
Derwent London PLC (United Kingdom)	1,338	61,889
Digital Core REIT Management Pte Ltd. (Singapore)*	23,400	27,144
Diversified Healthcare Trust	4,695	14,508
Douglas Emmett, Inc.	3,112	104,252
EastGroup Properties, Inc.	456	103,900
EPR Properties	83	3,942
Equinix, Inc.	267	225,839
Equity LifeStyle Properties, Inc.	4,134	362,386
Equity Residential	5,037	455,848
Essential Properties Realty Trust, Inc.	137	3,950
Essex Property Trust, Inc.	456	160,617
Federal Realty Investment Trust	258	35,171
Gecina SA (France)	64	8,955
Getty Realty Corp.	873	28,015
Goodman Group (Australia)	1,865	35,984
Great Portland Estates PLC (United Kingdom)	9,170	90,373
Healthcare Realty Trust, Inc.	1,217	38,506
Healthcare Trust of America, Inc. (Class A Stock)	1,152	38,465
Highwoods Properties, Inc.	392	17,479
Hoshino Resorts REIT, Inc. (Japan)	2	11,355
Host Hotels & Resorts, Inc.*	847	14,729
Industrial & Infrastructure Fund Investment Corp. (Japan)	14	27,004
Inmobiliaria Colonial Socimi SA (Spain)	3,709	34,801
Innovative Industrial Properties, Inc.	5	1,315
Invitation Homes, Inc.	878	39,809
JBG SMITH Properties	777	22,308
Kilroy Realty Corp.	1,211	80,483
Kimco Realty Corp.	2,334	57,533
LXP Industrial Trust	75	1,171
Medical Properties Trust, Inc.	993	23,465

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Mitsui Fudosan Logistics Park, Inc. (Japan)	4	$22,434
National Health Investors, Inc.	407	23,390
National Retail Properties, Inc.	1,012	48,647
Omega Healthcare Investors, Inc.	669	19,796
Orion Office REIT, Inc.*	33	616
Pebblebrook Hotel Trust(a)	2,702	60,444
Prologis, Inc.	6,567	1,105,620
PS Business Parks, Inc.	325	59,855
Public Storage	404	151,322
Rayonier, Inc.	473	19,090
Realty Income Corp.	330	23,625
Regency Centers Corp.	873	65,781
Rexford Industrial Realty, Inc.	1,370	111,121
RLJ Lodging Trust	2,148	29,922
RPT Realty	2,659	35,577
Ryman Hospitality Properties, Inc.*	337	30,991
SBA Communications Corp.	83	32,289
Scentre Group (Australia)	33,537	77,227
Simon Property Group, Inc.	619	98,898
SL Green Realty Corp.(a)	506	36,280
Spirit Realty Capital, Inc.	32	1,542
STORE Capital Corp.	181	6,226
Summit Industrial Income REIT (Canada)	3,190	59,263
Sun Communities, Inc.	266	55,852
Sunstone Hotel Investors, Inc.*	3,454	40,515
Terreno Realty Corp.	1,112	94,842
UNITE Group PLC (The) (United Kingdom)	724	10,891
Urban Edge Properties	1,947	36,993
VICI Properties, Inc.(a)	1,241	37,366
Welltower, Inc.	3,338	286,300
Weyerhaeuser Co.	1,631	67,165
WP Carey, Inc.	682	55,958

		7,009,844

Food & Staples Retailing — 0.8%
Clicks Group Ltd. (South Africa)	1,396	27,693
Costco Wholesale Corp.	268	152,144
CP ALL PCL (Thailand)	80,100	141,398
Jeronimo Martins SGPS SA (Portugal)	6,111	139,614
MatsukiyoCocokara & Co. (Japan)	2,200	81,337
Ocado Group PLC (United Kingdom)*	2,196	49,745
Performance Food Group Co.*	529	24,276
President Chain Store Corp. (Taiwan)	5,000	49,362
PriceSmart, Inc.	173	12,658
Raia Drogasil SA (Brazil)	9,942	43,411
Rite Aid Corp.*	484	7,110
Seven & i Holdings Co. Ltd. (Japan)	2,700	118,663
Shop Apotheke Europe NV (Netherlands), 144A*	513	66,106
Shoprite Holdings Ltd. (South Africa)	2,315	30,352
SpartanNash Co.	692	17,826
Sprouts Farmers Market, Inc.*	862	25,584
Wal-Mart de Mexico SAB de CV (Mexico)	12,000	44,670
Walmart, Inc.	1,784	258,127
X5 Retail Group NV (Russia), GDR	1,319	34,924

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (cont’d.)
Yifeng Pharmacy Chain Co. Ltd. (China) (Class A Stock)	4,229	$36,602

		1,361,602

Food Products — 0.8%
Barry Callebaut AG (Switzerland)	26	63,195
Beyond Meat, Inc.*	79	5,148
Bunge Ltd.	485	45,280
China Feihe Ltd. (China), 144A	15,000	20,175
China Mengniu Dairy Co. Ltd. (China)*	10,000	56,680
Darling Ingredients, Inc.*	584	40,465
Edita Food Industries SAE (Egypt), 144A, GDR^	158	426
Edita Food Industries SAE (Egypt), GDR^	882	2,378
Freshpet, Inc.*	91	8,669
Ingredion, Inc.	256	24,740
Lotus Bakeries NV (Belgium)	1	6,372
McCormick & Co., Inc.	751	72,554
Mondelez International, Inc. (Class A Stock)	6,445	427,368
Nestle SA (Switzerland)	3,001	420,006
Post Holdings, Inc.*	66	7,440
Sanderson Farms, Inc.	29	5,541
Simply Good Foods Co. (The)*	618	25,690
TreeHouse Foods, Inc.*	502	20,346
Universal Robina Corp. (Philippines)	10,330	25,972

		1,278,445

Gas Utilities — 0.1%
Atmos Energy Corp.	924	96,808
ENN Energy Holdings Ltd. (China)	2,300	43,327
National Fuel Gas Co.	359	22,954
ONE Gas, Inc.	205	15,906
Southwest Gas Holdings, Inc.	230	16,112

		195,107

Health Care Equipment & Supplies — 1.7%
Abbott Laboratories	431	60,659
Alcon, Inc. (Switzerland)	1,347	118,807
Align Technology, Inc.*	42	27,602
Ambu A/S (Denmark) (Class B Stock)	854	22,546
Axogen, Inc.*	971	9,098
Becton, Dickinson & Co.	1,453	365,400
BioMerieux (France)	79	11,239
Cerus Corp.*	2,805	19,102
Cochlear Ltd. (Australia)	152	23,869
Cooper Cos., Inc. (The)	62	25,974
DiaSorin SpA (Italy)	361	68,743
Eiken Chemical Co. Ltd. (Japan)	1,000	16,765
Envista Holdings Corp.*	422	19,015
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	2,049	45,931
GVS SpA (Italy), 144A	1,372	16,477
Haemonetics Corp.*	180	9,547
ICU Medical, Inc.*	102	24,209
Inogen, Inc.*	261	8,874
Insulet Corp.*	154	40,975

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Intuitive Surgical, Inc.*	974	$349,958
Koninklijke Philips NV (Netherlands)	4,568	170,243
LivaNova PLC*	247	21,595
Masimo Corp.*	45	13,175
Medtronic PLC.	5,266	544,768
Nakanishi, Inc. (Japan)	800	14,718
Neogen Corp.*	430	19,526
Nevro Corp.*	66	5,351
Nipro Corp. (Japan)	2,700	25,592
Novocure Ltd.*	145	10,887
Penumbra, Inc.*	87	24,997
Qingdao Haier Biomedical Co. Ltd. (China) (Class A Stock)	2,355	33,648
Quidel Corp.*	122	16,469
Shandong Pharmaceutical Glass Co. Ltd. (China) (Class A Stock)	10,095	69,663
Shandong Weigao Group Medical Poly mer Co. Ltd. (China) (Class H Stock)	11,200	13,979
Shockwave Medical, Inc.*	100	17,833
Smith & Nephew PLC (United Kingdom)	6,792	118,739
STAAR Surgical Co.*	92	8,400
STERIS PLC.	205	49,899
Stryker Corp.	1,339	358,075
Tactile Systems Technology, Inc.*	398	7,574
Tandem Diabetes Care, Inc.*	222	33,415
Teleflex, Inc.	211	69,309
Vimian Group AB (Sweden)*	1,015	8,920
Zylox-Tonbridge Medical Technology Co. Ltd. (China), 144A*	500	1,636

		2,943,201

Health Care Providers & Services — 2.2%
Acadia Healthcare Co., Inc.*	405	24,583
Ambea AB (Sweden), 144A	2,047	13,732
Amedisys, Inc.*	120	19,426
Amplifon SpA (Italy)	1,791	96,479
Anthem, Inc.	869	402,816
Apollo Medical Holdings, Inc.*	250	18,370
Brookdale Senior Living, Inc.*	1,762	9,092
Centene Corp.*	5,149	424,278
Cigna Corp.	1,131	259,711
Clover Health Investments Corp.*	35	130
Community Health Systems, Inc.*	1,157	15,400
CVS Group PLC (United Kingdom)	672	20,373
dentalcorp Holdings Ltd. (Canada)*	1,110	14,277
Dr. Lal PathLabs Ltd. (India), 144A	182	9,363
Encompass Health Corp.	350	22,841
Fresenius SE & Co. KGaA (Germany)	1,599	64,317
Guardant Health, Inc.*	209	20,904
HCA Healthcare, Inc.	2,188	562,141
HealthEquity, Inc.*	197	8,715
Humana, Inc.	258	119,676
Integrated Diagnostics Holdings PLC (Egypt), 144A	9,928	12,822
Molina Healthcare, Inc.*	386	122,779
New Horizon Health Ltd. (China), 144A*	1,000	2,831

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Pennant Group, Inc. (The)*	496	$11,448
Progyny, Inc.*	195	9,818
Rede D’Or Sao Luiz SA (Brazil), 144A	7,297	58,591
Regional Health Properties, Inc.*	1,583	7,139
Select Medical Holdings Corp.	935	27,489
Sinopharm Group Co. Ltd. (China) (Class H Stock)	8,000	17,443
UnitedHealth Group, Inc.	2,761	1,386,408
US Physical Therapy, Inc.	177	16,912

		3,800,304

Health Care Technology — 0.1%
Inspire Medical Systems, Inc.*	70	16,104
Phreesia, Inc.*	248	10,332
Teladoc Health, Inc.*	302	27,729
Veeva Systems, Inc. (Class A Stock)*	487	124,419

		178,584

Hotels, Restaurants & Leisure — 2.0%
Airbnb, Inc. (Class A Stock)*	481	80,082
Aramark	895	32,981
Bloomin’ Brands, Inc.*	525	11,015
Booking Holdings, Inc.*	96	230,326
BTG Hotels Group Co. Ltd. (China) (Class A Stock)*	11,600	47,551
Chipotle Mexican Grill, Inc.*	92	160,839
Denny’s Corp.*	1,933	30,928
DraftKings, Inc. (Class A Stock)*	575	15,795
Galaxy Entertainment Group Ltd. (Macau)*	12,000	61,983
Hilton Grand Vacations, Inc.*	579	30,172
Hilton Worldwide Holdings, Inc.*	3,578	558,132
Huazhu Group Ltd. (China), ADR*	437	16,318
Jack in the Box, Inc.	282	24,669
Kyoritsu Maintenance Co. Ltd. (Japan)	1,000	35,097
Las Vegas Sands Corp.*	1,543	58,079
Marriott International, Inc. (Class A Stock)*	2,730	451,105
Marriott Vacations Worldwide Corp.	75	12,673
McDonald’s Corp.	813	217,941
Planet Fitness, Inc. (Class A Stock)*	1,062	96,196
Playtech PLC (United Kingdom)*	3,236	32,065
Round One Corp. (Japan)	700	8,291
Songcheng Performance Development Co. Ltd. (China) (Class A Stock)	22,569	50,708
SSP Group PLC (United Kingdom)*	5,077	16,479
Starbucks Corp.	1,263	147,733
Trainline PLC (United Kingdom), 144A*	6,175	23,351
Travel + Leisure Co.	674	37,252
Trip.com Group Ltd. (China), ADR*	2,573	63,347
Vail Resorts, Inc.	198	64,924
Whitbread PLC (United Kingdom)*	2,070	83,761
Wingstop, Inc.	51	8,813
Wyndham Hotels & Resorts, Inc.	380	34,067
Yum China Holdings, Inc. (China)	2,700	134,568
Yum! Brands, Inc.	3,768	523,224

		3,400,465

	Shares	Value
COMMON STOCKS (continued)
Household Durables — 0.4%
Cairn Homes PLC (Ireland)	14,934	$19,281
Century Communities, Inc.	269	22,002
Fujitsu General Ltd. (Japan)	4,400	104,557
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	28,800	167,610
Haier Smart Home Co. Ltd. (China) (Class H Stock)	6,000	25,338
Jason Furniture Hangzhou Co. Ltd. (China) (Class A Stock)	4,000	48,490
Legacy Housing Corp.*	417	11,038
Lifetime Brands, Inc.	517	8,256
MDC Holdings, Inc.	403	22,499
Midea Group Co. Ltd. (China) (Class A Stock)	2,400	27,804
Skyline Champion Corp.*	440	34,751
Sony Group Corp. (Japan)	1,000	125,914
Taylor Wimpey PLC (United Kingdom)	13,202	31,293
Tempur Sealy International, Inc.	676	31,792

		680,625

Household Products — 0.2%
Colgate-Palmolive Co.	683	58,287
Essity AB (Sweden) (Class B Stock)	1,518	49,562
Kimberly-Clark Corp.	1,261	180,222

		288,071

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	2,401	58,344
Electric Power Development Co. Ltd. (Japan)	1,400	18,602
NTPC Ltd. (India)	72,477	121,551
Vistra Corp.	1,048	23,863

		222,360

Industrial Conglomerates — 1.6%
CK Hutchison Holdings Ltd. (United Kingdom)	9,500	61,261
Fosun International Ltd. (China)	36,500	39,360
General Electric Co.	12,410	1,172,373
Hitachi Ltd. (Japan)	3,100	167,887
Honeywell International, Inc.	1,750	364,893
Roper Technologies, Inc.	883	434,312
Siemens AG (Germany)	2,260	390,459
SM Investments Corp. (Philippines)	4,502	83,243
Smiths Group PLC (United Kingdom)	3,915	83,499

		2,797,287

Insurance — 3.0%
AIA Group Ltd. (Hong Kong)	33,400	336,758
American International Group, Inc.	13,717	779,949
Aon PLC (Class A Stock)	606	182,139
Arch Capital Group Ltd.*	925	41,116
Argo Group International Holdings Ltd.	684	39,747
AXA SA (France)	6,755	201,703
Axis Capital Holdings Ltd.	174	9,478
Chubb Ltd.	4,250	821,567
CNA Financial Corp.	90	3,967
CNO Financial Group, Inc.	1,558	37,143

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
Dai-ichi Life Holdings, Inc. (Japan)	3,400	$68,707
Definity Financial Corp. (Canada)*	2,079	48,534
Direct Line Insurance Group PLC. (United Kingdom)	11,378	42,923
eHealth, Inc.*	268	6,834
Fidelity National Financial, Inc.	647	33,760
First American Financial Corp.	374	29,258
Hartford Financial Services Group, Inc. (The)	4,740	327,250
Kemper Corp.	219	12,875
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Spain)	5,419	9,895
Manulife Financial Corp. (Canada)	3,739	71,265
Markel Corp.*	20	24,680
Marsh & McLennan Cos., Inc.	2,803	487,217
MetLife, Inc.	1,637	102,296
Muenchener Rueckversicherungs-Gesellschaft AGin Muenchen (Germany)	236	69,791
Old Republic International Corp.	1,810	44,490
Ping An Insurance Group Co. of China Ltd. (China) (Class A Stock)	700	5,542
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	18,000	129,694
Progressive Corp. (The)	722	74,113
RenaissanceRe Holdings Ltd. (Bermuda)	120	20,320
Sampo OYJ (Finland) (Class A Stock)	2,539	127,246
Selective Insurance Group, Inc.	379	31,055
Sompo Holdings, Inc. (Japan)	2,100	88,519
Steadfast Group Ltd. (Australia)	7,289	27,814
Sun Life Financial, Inc. (Canada)	3,760	209,290
Travelers Cos., Inc. (The)	1,680	262,802
White Mountains Insurance Group Ltd.	19	19,264
Willis Towers Watson PLC	314	74,572
Zurich Insurance Group AG (Switzerland)	386	169,258

		5,072,831

Interactive Media & Services — 3.9%
Alphabet, Inc. (Class A Stock)*	78	225,969
Alphabet, Inc. (Class C Stock)*	1,195	3,457,840
Baidu, Inc. (China), ADR*	881	131,084
Baltic Classifieds Group PLC (United Kingdom)*	6,591	22,559
IAC/InterActiveCorp*	180	23,528
Info Edge India Ltd. (India)	145	10,881
JOYY, Inc. (China), ADR	832	37,798
Kanzhun Ltd. (China), ADR*	1,759	61,354
Meta Platforms, Inc. (Class A Stock)*	3,347	1,125,763
NAVER Corp. (South Korea)*	958	304,969
Pinterest, Inc. (Class A Stock)*	2,669	97,018
Rightmove PLC (United Kingdom)	1,598	17,186
Scout24 SE (Germany), 144A	467	32,593
Snap, Inc. (Class A Stock)*	6,261	294,455
Tencent Holdings Ltd. (China)	9,600	557,934
Vimeo, Inc.*	292	5,244
VK Co. Ltd. (Russia), GDR*	988	11,453

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
Yandex NV (Russia) (Class A Stock)*(a)	556	$33,638
Z Holdings Corp. (Japan)	22,200	128,363
Ziff Davis, Inc.*	267	29,600
ZoomInfo Technologies, Inc.*	463	29,724

		6,638,953

Internet & Direct Marketing Retail — 2.2%
Alibaba Group Holding Ltd. (China)*	4,524	67,901
Alibaba Group Holding Ltd. (China), ADR*(a)	2,395	284,502
Amazon.com, Inc.*	579	1,930,583
ASOS PLC (United Kingdom)*	3,064	99,056
Auction Technology Group PLC (United Kingdom)*	1,140	23,411
boohoo Group PLC (United Kingdom)* .	32,446	54,084
Coupang, Inc. (South Korea)*	1,048	30,790
Deliveroo PLC (United Kingdom) (Class A Stock), 144A*	9,208	26,226
Delivery Hero SE (Saudi Arabia), 144A*	200	22,206
D-MARKET Elektronik Hizmetler ve Ticaret A/S (Turkey), ADR*(a)	1,979	3,780
DoorDash, Inc. (Class A Stock)*	964	143,540
FSN E-Commerce Ventures Ltd. (India)*	434	12,334
JD Health International, Inc. (China), 144A*	3,700	29,126
Just Eat Takeaway.com NV (United Kingdom), 144A*	374	20,579
Media Do Co. Ltd. (Japan)	300	10,675
Meituan (China) (Class B Stock), 144A*	3,400	97,831
MercadoLibre, Inc. (Argentina)*	81	109,220
Naspers Ltd. (South Africa) (Class N Stock)	278	43,041
Ozon Holdings PLC (Russia), ADR*	751	22,237
Pinduoduo, Inc. (China), ADR*	422	24,603
Prosus NV (China)*	5,695	475,305
Qurate Retail, Inc. (Class A Stock)	2,009	15,268
Stitch Fix, Inc. (Class A Stock)*	500	9,460
THG PLC (United Kingdom)*	8,695	27,008
Victorian Plumbing Group PLC (United Kingdom)*	3,695	5,943
Wayfair, Inc. (Class A Stock)*(a)	153	29,065
Zalando SE (Germany), 144A*	563	45,512
Zomato Ltd. (India)*	3,705	6,875

		3,670,161

IT Services — 3.1%
Accenture PLC (Class A Stock)	1,686	698,931
Adyen NV (Netherlands), 144A*	11	28,923
Affirm Holdings, Inc.*	856	86,079
Amadeus IT Group SA (Spain)*	1,573	106,482
Automatic Data Processing, Inc.	571	140,797
Block, Inc.*	1,233	199,142
Broadridge Financial Solutions, Inc.	971	177,518
CANCOM SE (Germany)	309	20,791
Cloudflare, Inc. (Class A Stock)*	370	48,655

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
Cognizant Technology Solutions Corp. (Class A Stock)	309	$27,415
CSG Systems International, Inc.	557	32,094
Edenred (France)	333	15,368
Euronet Worldwide, Inc.*	742	88,424
Fidelity National Information Services, Inc.	2,739	298,962
Fiserv, Inc.*	770	79,918
Fujitsu Ltd. (Japan)	900	153,804
Global Payments, Inc.	328	44,339
Globant SA*	122	38,319
GoDaddy, Inc. (Class A Stock)*	433	36,744
Indra Sistemas SA (Spain)*	2,945	31,824
Infosys Ltd. (India)	3,946	99,988
Keywords Studios PLC (Ireland)	1,111	44,346
LiveRamp Holdings, Inc.*	302	14,481
Majorel Group Luxembourg SA (Luxembourg)*	580	18,407
Mastercard, Inc. (Class A Stock)	1,229	441,604
MongoDB, Inc.*	345	182,626
Nagarro SE (Germany)*	77	17,741
NET One Systems Co. Ltd. (Japan)	900	24,172
Network International Holdings PLC (United Arab Emirates), 144A*	22,355	88,602
NTT Data Corp. (Japan)	3,400	72,954
Okta, Inc.*	198	44,386
Pagseguro Digital Ltd. (Brazil) (Class A Stock)*	564	14,788
PayPal Holdings, Inc.*	869	163,876
Shopify, Inc. (Canada) (Class A Stock) (NYSE)*	150	206,609
Shopify, Inc. (Canada) (Class A Stock) (XTSE)*	44	60,583
Snowflake, Inc. (Class A Stock)*	444	150,405
StoneCo Ltd. (Brazil) (Class A Stock)*	1,482	24,987
Tata Consultancy Services Ltd. (India)	416	20,903
TELUS International CDA, Inc. (Philippines)*	1,023	33,805
Toast, Inc. (Class A Stock)*	66	2,291
Twilio, Inc. (Class A Stock)*	383	100,859
VeriSign, Inc.*	438	111,173
Visa, Inc. (Class A Stock)	4,340	940,522
WEX, Inc.*	163	22,884
Wix.com Ltd. (Israel)*	166	26,193

		5,283,714

Leisure Products — 0.2%
American Outdoor Brands, Inc.*	73	1,455
Bafang Electric Suzhou Co. Ltd. (China) (Class A Stock)	589	20,914
Brunswick Corp.	306	30,823
MIPS AB (Sweden)	115	15,063
Peloton Interactive, Inc. (Class A Stock)*	828	29,609
Polaris, Inc.	181	19,894
Sega Sammy Holdings, Inc. (Japan)	1,400	21,967
Smith & Wesson Brands, Inc.	567	10,092
Spin Master Corp. (Canada), 144A*	835	31,645
Thule Group AB (Sweden), 144A	1,074	64,988

	Shares	Value
COMMON STOCKS (continued)
Leisure Products (cont’d.)
YETI Holdings, Inc.*	206	$17,063

		263,513

Life Sciences Tools & Services — 2.3%
10X Genomics, Inc. (Class A Stock)*	150	22,344
Adaptive Biotechnologies Corp.*	451	12,655
Agilent Technologies, Inc.	3,226	515,031
Avantor, Inc.*	1,008	42,477
Bruker Corp.	170	14,265
Danaher Corp.	4,408	1,450,276
Eurofins Scientific SE (Luxembourg)	539	66,779
Evotec SE (Germany)*	2,224	107,120
Lonza Group AG (Switzerland)	233	194,352
Olink Holding AB (Sweden), ADR*(a)	1,232	22,422
Oxford Nanopore Technologies PLC (United Kingdom)*	1,891	18,203
PerkinElmer, Inc.	857	172,308
PolyPeptide Group AG, 144A*	356	53,362
Repligen Corp.*	107	28,338
SKAN Group AG (Switzerland)	41	3,994
Syneos Health, Inc.*	287	29,469
Tecan Group AG (Switzerland)	25	15,227
Thermo Fisher Scientific, Inc.	1,627	1,085,600
Wuxi Biologics Cayman, Inc. (China), 144A*	6,500	77,969

		3,932,191

Machinery — 1.5%
Aalberts NV (Netherlands)	315	20,875
AGCO Corp.	243	28,193
AgEagle Aerial Systems, Inc.*	7,018	11,018
Aida Engineering Ltd. (Japan)	1,200	11,150
Alamo Group, Inc.	85	12,510
Alstom SA (France)	2,930	104,120
Atlas Copco AB (Sweden) (Class B Stock)	276	16,190
Caterpillar, Inc.	670	138,516
Colfax Corp.*	880	40,454
Cummins, Inc.	354	77,222
Daimler Truck Holding AG (Germany)*	635	23,344
Deere & Co	485	166,302
Epiroc AB (Sweden) (Class A Stock)	4,672	118,254
Epiroc AB (Sweden) (Class B Stock)	1,507	32,002
ESCO Technologies, Inc.	66	5,939
Escorts Ltd. (India)	1,234	31,768
Fluidra SA (Spain)	1,753	70,055
Fortive Corp.	3,332	254,198
Fujitec Co. Ltd. (Japan)	800	17,501
GEA Group AG (Germany)	1,489	81,301
Graco, Inc.	194	15,640
Hoshizaki Corp. (Japan)	700	52,652
Illinois Tool Works, Inc.	670	165,356
Impro Precision Industries Ltd., 144A	32,000	7,616
Kadant, Inc.	67	15,442
Knorr-Bremse AG (Germany)	572	56,435
Lincoln Electric Holdings, Inc.	331	46,165
Manitex International, Inc.*	1,552	9,871
METAWATER Co. Ltd. (Japan)	800	14,049
Metso Outotec OYJ (Finland)	6,317	67,035

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Middleby Corp. (The)*	829	$163,114
Mueller Water Products, Inc. (Class A Stock)	780	11,232
Norma Group SE (Germany)	433	16,733
NSK Ltd. (Japan)	6,900	44,370
Obara Group, Inc. (Japan)	500	15,038
Oshkosh Corp.	395	44,520
Otis Worldwide Corp.	706	61,471
RBC Bearings, Inc.*	187	37,768
Rotork PLC (United Kingdom)	3,569	17,191
Sandvik AB (Sweden)	4,446	123,748
Spirax-Sarco Engineering PLC (United Kingdom)	149	32,341
Takuma Co. Ltd. (Japan)	700	8,670
Timken Co. (The)	475	32,913
Toro Co. (The)	194	19,382
Trelleborg AB (Sweden) (Class B Stock)	1,154	30,289
Trinity Industries, Inc.(a)	1,145	34,579
Weir Group PLC (The) (United Kingdom)	4,605	107,048
Yangzijiang Shipbuilding Holdings Ltd. (China)	59,700	59,406

		2,570,986

Media — 0.6%
Ascential PLC (United Kingdom)*	12,820	69,877
Cable One, Inc.	18	31,742
Cardlytics, Inc.*	142	9,385
Charter Communications, Inc. (Class A Stock)*	278	181,248
Comcast Corp. (Class A Stock)	6,102	307,114
Informa PLC (United Kingdom)*	7,819	54,660
Liberty Broadband Corp. (Class A Stock)*	126	20,273
Liberty Broadband Corp. (Class C Stock)*	320	51,552
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	603	30,662
oOh!media Ltd. (Australia)*	8,911	10,935
Sirius XM Holdings, Inc.(a)	2,570	16,319
WPP PLC (United Kingdom)	7,934	120,028
YouGov PLC (United Kingdom)	2,589	56,052

		959,847

Metals & Mining — 1.8%
Alrosa PJSC (Russia)	43,790	71,748
Anglo American PLC (South Africa)	1,039	42,496
Antofagasta PLC (Chile)	1,715	31,145
BHP Group Ltd. (Australia)(a)	14,449	436,816
BHP Group Ltd. (Australia), ADR(a)	1,511	91,189
BHP Group PLC (Australia)	8,494	253,248
Boliden AB (Sweden)	4,346	168,139
Cleveland-Cliffs, Inc.*(a)	2,097	45,652
Coeur Mining, Inc.*	1,679	8,462
Constellium SE*	2,246	40,226
Dundee Precious Metals, Inc. (Canada)	2,179	13,471
ERO Copper Corp. (Canada)*	3,082	47,024

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Franco-Nevada Corp. (Canada)	628	$86,851
Gold Resource Corp.	4,260	6,646
Granges AB (Sweden)	3,213	37,640
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	9,423	41,078
Hecla Mining Co.	3,346	17,466
Hitachi Metals Ltd. (Japan)*	4,200	77,833
IGO Ltd. (Australia)	5,687	47,677
Impala Platinum Holdings Ltd. (South Africa)	520	7,349
K92 Mining, Inc. (Canada)*	8,343	47,422
Kaiser Aluminum Corp.	79	7,421
Karora Resources, Inc. (Canada)*	5,883	19,766
Mitsui Mining & Smelting Co. Ltd. (Japan)	700	19,109
MMC Norilsk Nickel PJSC (Russia)	123	37,355
Nippon Steel Corp. (Japan)	5,200	85,454
Norsk Hydro ASA (Norway)	3,389	26,754
Northern Star Resources Ltd. (Australia)	15,205	104,340
Nucor Corp.	508	57,988
OZ Minerals Ltd. (Australia)	3,800	78,244
Pan American Silver Corp. (Canada)	325	8,115
Perseus Mining Ltd. (Australia)*	72,246	85,036
Polyus PJSC (Russia)	226	39,385
Reliance Steel & Aluminum Co.	1,025	166,275
Rhyolite Resources Ltd.*^	11,936	8,633
Rio Tinto Ltd. (Australia)	668	48,781
Rio Tinto PLC (Australia)	1,052	69,780
Royal Gold, Inc.	76	7,996
Sibanye Stillwater Ltd. (South Africa)	5,878	18,156
South32 Ltd. (Australia)	44,901	131,678
Southern Copper Corp. (Peru)	688	42,456
Steel Dynamics, Inc.	1,360	84,415
Tietto Minerals Ltd. (Australia)*	29,284	10,605
United States Steel Corp.	802	19,096
Vale SA (Brazil)	2,741	38,162
Victoria Gold Corp. (Canada)*	5,814	65,496
Wesdome Gold Mines Ltd. (Canada)*	15,731	143,139
Wheaton Precious Metals Corp. (Brazil)	286	12,272

		3,055,485

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.	1,380	20,755
Annaly Capital Management, Inc.(a)	3,938	30,795
Apollo Commercial Real Estate Finance, Inc.	2,082	27,399
Cherry Hill Mortgage Investment Corp.	1,168	9,659
Ellington Residential Mortgage REIT	841	8,738
Two Harbors Investment Corp.	2,133	12,308

		109,654

Multiline Retail — 0.4%
Dollar General Corp.	2,251	530,853
Lojas Renner SA (Brazil)	3,036	13,195
Magazine Luiza SA (Brazil)	27,090	35,015
Next PLC (United Kingdom)	875	96,322

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail (cont’d.)
Pan Pacific International Holdings Corp. (Japan)	2,200	$30,326
V-Mart Retail Ltd. (India)*	213	10,726

		716,437

Multi-Utilities — 0.6%
Ameren Corp.	1,702	151,495
CMS Energy Corp.	2,570	167,178
Dominion Energy, Inc.	2,219	174,325
Engie SA (France)	8,054	119,275
NiSource, Inc.	1,101	30,399
Sempra Energy	3,334	441,021
WEC Energy Group, Inc.	195	18,929

		1,102,622

Oil, Gas & Consumable Fuels — 1.2%
Aker BP ASA (Norway)	596	18,347
Arch Resources, Inc.	321	29,314
Camber Energy, Inc.*	6,808	5,787
Canadian Natural Resources Ltd.
(Canada)	397	16,775
Cheniere Energy, Inc.	199	20,183
Chevron Corp.	713	83,671
ConocoPhillips	1,608	116,065
Devon Energy Corp.	1,454	64,049
Enbridge, Inc. (Canada)	235	9,184
EOG Resources, Inc.	2,352	208,928
Equinor ASA (Norway)	3,023	80,194
Galp Energia SGPS SA (Portugal)	25,215	244,361
Gevo, Inc.*	2,560	10,957
Hess Corp.	362	26,799
Lundin Energy AB (Sweden)	2,247	80,365
Magnolia Oil & Gas Corp. (Class A
Stock)	1,273	24,021
Murphy Oil Corp.	1,489	38,878
NAC Kazatomprom JSC (Kazakhstan), GDR	775	28,704
PDC Energy, Inc.	844	41,170
Petronet LNG Ltd. (India)	8,832	25,693
Pioneer Natural Resources Co.	360	65,477
Reliance Industries Ltd. (India)	2,101	67,051
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	6,587	144,604
SM Energy Co.	1,397	41,184
Targa Resources Corp.	1,033	53,964
TC Energy Corp. (Canada) (NYSE)	506	23,549
TC Energy Corp. (Canada) (XTSE)	1,387	64,506
TotalEnergies SE (France)	9,275	471,415
World Fuel Services Corp.	650	17,205

		2,122,400

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	342	26,796
Mercer International, Inc. (Germany)	1,525	18,285
Mondi PLC (Austria)	2,955	72,964
Stora Enso OYJ (Finland) (Class R Stock)	1,079	19,774
Suzano SA (Brazil)*	6,391	68,789

	Shares	Value
COMMON STOCKS (continued)
Paper & Forest Products (cont’d.)
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	1,135	$20,156
Sylvamo Corp.*	4	112
UPM-Kymmene OYJ (Finland)	940	35,721
Verso Corp. (Class A Stock)	1,047	28,290
West Fraser Timber Co. Ltd. (Canada)	163	15,551

		306,438

Personal Products — 0.4%
Beiersdorf AG (Germany)	796	81,873
LG Household & Health Care Ltd. (South Korea)*	192	177,175
Medifast, Inc.	108	22,618
Olaplex Holdings, Inc.*	740	21,556
Shiseido Co. Ltd. (Japan)	300	16,730
Unilever PLC (United Kingdom) (XTSE)	2,618	140,088
Unilever PLC (United Kingdom) (XAMS)	2,371	126,992
USANA Health Sciences, Inc.*	104	10,525

		597,557

Pharmaceuticals — 2.6%
Aerie Pharmaceuticals, Inc.*	860	6,037
Arvinas, Inc.*	103	8,460
Astellas Pharma, Inc. (Japan)	7,700	125,266
AstraZeneca PLC (United Kingdom), ADR	18,861	1,098,653
Bayer AG (Germany)	2,386	127,708
Chugai Pharmaceutical Co. Ltd. (Japan)	600	19,495
Corcept Therapeutics, Inc.*	563	11,147
Daiichi Sankyo Co. Ltd. (Japan)	2,500	63,633
Dechra Pharmaceuticals PLC (United Kingdom)	265	19,123
Durect Corp.*	15,008	14,796
Elanco Animal Health, Inc.*	4,242	120,388
Eli Lilly & Co.	1,834	506,588
Endo International PLC*	1,411	5,305
GlaxoSmithKline PLC (United Kingdom), ADR	4,112	181,339
Jiangsu Hengrui Medicine Co. Ltd. (China) (Class A Stock)	3,640	28,989
Johnson & Johnson	1,217	208,192
Laboratorios Farmaceuticos Rovi SA (Spain)	731	61,445
Lipocine, Inc.*(a)	10,062	9,973
Merck & Co., Inc.	175	13,412
Novartis AG (Switzerland)	2,265	198,937
Otsuka Holdings Co. Ltd. (Japan)	6,700	242,655
Reata Pharmaceuticals, Inc. (Class A Stock)*	111	2,927
Roche Holding AG (Switzerland)	899	373,631
Royalty Pharma PLC (Class A Stock)	300	11,955
Sanofi (France)	3,698	372,360
Sino Biopharmaceutical Ltd. (Hong Kong)	36,500	25,566
Supernus Pharmaceuticals, Inc.*	769	22,424

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Takeda Pharmaceutical Co. Ltd. (Japan)	3,100	$84,591
Torrent Pharmaceuticals Ltd. (India)	627	27,688
Zoetis, Inc.	1,681	410,215

		4,402,898

Professional Services — 0.6%
ALS Ltd. (Australia)	9,083	86,400
Boa Vista Servicos SA (Brazil)	3,273	3,529
Booz Allen Hamilton Holding Corp.	359	30,440
CoStar Group, Inc.*	1,023	80,848
DKSH Holding AG (Switzerland)	304	25,063
Equifax, Inc.	452	132,341
FTI Consulting, Inc.*	178	27,309
HeadHunter Group PLC (Russia), ADR	508	25,954
Huron Consulting Group, Inc.*	100	4,990
Insperity, Inc.	257	30,354
Intertrust NV (Netherlands), 144A*	864	19,290
Jacobs Engineering Group, Inc.	947	131,851
Korn Ferry	522	39,531
Legalzoom.com, Inc.*	336	5,399
ManpowerGroup, Inc.	293	28,518
ManTech International Corp. (Class A Stock)	100	7,293
Outsourcing, Inc. (Japan)	3,700	49,882
Persol Holdings Co. Ltd. (Japan)	6,200	179,941
RWS Holdings PLC (United Kingdom)	1,510	13,283
TeamLease Services Ltd. (India)*	271	15,254
TransUnion	962	114,074
Upwork, Inc.*	440	15,030

		1,066,574

Real Estate Management & Development — 0.6%
Aedas Homes SA (Spain), 144A	665	18,345
Altus Group Ltd. (Canada)	422	23,676
China Overseas Land & Investment Ltd. (China)	28,500	67,468
China Resources Mixc Lifestyle Services Ltd. (China), 144A	7,400	34,499
Country Garden Services Holdings Co. Ltd. (China)	9,000	53,919
CTP NV (Netherlands), 144A	1,292	27,547
eXp World Holdings, Inc.	381	12,836
Fabege AB (Sweden)	1,646	27,571
Greentown Service Group Co. Ltd. (China)	14,000	12,945
Heiwa Real Estate Co. Ltd. (Japan)	900	30,278
Hongkong Land Holdings Ltd. (Hong Kong)	14,600	75,899
Howard Hughes Corp. (The)*	459	46,717
Iguatemi SA (Brazil), UTS*	576	1,869
Jones Lang LaSalle, Inc.*	156	42,017
Kojamo OYJ (Finland)	3,161	76,426
Mitsubishi Estate Co. Ltd. (Japan)	3,900	54,142
Mitsui Fudosan Co. Ltd. (Japan)	6,000	118,889
Opendoor Technologies, Inc.*(a)	2,668	38,980
Realogy Holdings Corp.*	880	14,793
Redfin Corp.*	359	13,782
Shurgard Self Storage SA (Belgium)	294	19,262

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
Sun Hung Kai Properties Ltd. (Hong
Kong)	3,500	$42,442
Tokyo Tatemono Co. Ltd. (Japan)	2,900	42,389
Vonovia SE (Germany)	965	53,221
Zillow Group, Inc. (Class A Stock)*	113	7,031
Zillow Group, Inc. (Class C Stock)*	309	19,730

		976,673

Road & Rail — 1.1%
Avis Budget Group, Inc.*	139	28,824
Canadian Pacific Railway Ltd. (Canada)(a)	1,791	128,845
CSX Corp.	9,013	338,889
J.B. Hunt Transport Services, Inc.	583	119,165
Landstar System, Inc.	105	18,797
Lyft, Inc. (Class A Stock)*	408	17,434
National Express Group PLC (United Kingdom)*	5,856	20,388
Norfolk Southern Corp.	1,579	470,084
PAM Transportation Services, Inc.*	185	13,137
Ryder System, Inc.	105	8,655
Uber Technologies, Inc.*	2,500	104,825
Union Pacific Corp.	2,256	568,354
XPO Logistics, Inc.*	305	23,616

		1,861,013

Semiconductors & Semiconductor Equipment — 3.8%
Advanced Micro Devices, Inc.*	1,706	245,493
AIXTRON SE (Germany)	2,355	47,575
ams AG (Austria)*	1,291	23,394
Analog Devices, Inc.	800	140,616
Applied Materials, Inc.	2,918	459,176
ASML Holding NV (Netherlands) (XAMS)	655	524,668
ASML Holding NV (Netherlands) (XNGS)	385	306,514
Broadcom, Inc.	733	487,746
Cirrus Logic, Inc.*	344	31,655
CMC Materials, Inc.	116	22,236
Disco Corp. (Japan)	200	60,886
Entegris, Inc.	462	64,024
IQE PLC (United Kingdom)*	32,744	15,323
KLA Corp.	461	198,281
Lam Research Corp.	122	87,736
Lattice Semiconductor Corp.*	255	19,650
Marvell Technology, Inc.	2,203	192,740
MediaTek, Inc. (Taiwan)	1,000	42,928
Microchip Technology, Inc.	1,469	127,891
MKS Instruments, Inc.	174	30,306
Monolithic Power Systems, Inc.	108	53,280
NVIDIA Corp	2,084	612,925
NXP Semiconductors NV (China)	806	183,591
ON Semiconductor Corp.*	494	33,552
QUALCOMM, Inc.	1,847	337,761
QuickLogic Corp.*	1,799	9,193
Silicon Laboratories, Inc.*(a)	213	43,967
Sino Wealth Electronic Ltd. (China) (Class A Stock)	2,340	24,940
SUMCO Corp. (Japan)	600	12,178

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	55,000	$1,222,569
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	964	115,979
Texas Instruments, Inc.	2,276	428,958
Tokyo Electron Ltd. (Japan)	200	114,758
Ultra Clean Holdings, Inc.*	614	35,219
Universal Display Corp.	126	20,794
Vanguard International Semiconductor Corp. (Taiwan)	6,000	34,162
Win Semiconductors Corp. (Taiwan)	2,000	27,032
Wolfspeed, Inc.*	389	43,479

		6,483,175

Software — 5.3%
AppLovin Corp. (Class A Stock)*	100	9,426
Asana, Inc. (Class A Stock)*	333	24,825
Aspen Technology, Inc.*	195	29,679
Atlassian Corp. PLC (Class A Stock)*	292	111,337
AudioEye, Inc.*	1,076	7,553
Avalara, Inc.*	66	8,521
Bill.com Holdings, Inc.*	386	96,172
Black Knight, Inc.*	377	31,249
Bytes Technology Group PLC (United Kingdom)	3,037	23,363
CDK Global, Inc.	566	23,625
Cerence, Inc.*	151	11,573
Ceridian HCM Holding, Inc.*	240	25,070
Consensus Cloud Solutions, Inc.*	88	5,093
Constellation Software, Inc. (Canada)	24	44,529
Coupa Software, Inc.*	322	50,892
Crowdstrike Holdings, Inc. (Class A Stock)*	342	70,024
Datadog, Inc. (Class A Stock)*	650	115,771
Descartes Systems Group, Inc. (The) (Canada)*	454	37,549
Digital Turbine, Inc.*	237	14,455
DocuSign, Inc.*	647	98,545
Dropbox, Inc. (Class A Stock)*	1,174	28,810
Dynatrace, Inc.*	164	9,897
Envestnet, Inc.*	347	27,531
Esker SA (France)	49	20,167
Everbridge, Inc.*	176	11,850
Fair Isaac Corp.*	7	3,036
FD Technologies PLC (United Kingdom)*	666	18,100
Five9, Inc.*	240	32,957
Fortinet, Inc.*	305	109,617
Fukui Computer Holdings, Inc. (Japan)	300	9,007
Guidewire Software, Inc.*	314	35,648
HashiCorp, Inc. (Class A Stock)*	89	8,103
HubSpot, Inc.*	107	70,529
Hundsun Technologies, Inc. (China) (Class A Stock)	6,600	64,475
Intuit, Inc.	603	387,862
Kingdee International Software Group Co. Ltd. (China)*	5,000	15,336
Manhattan Associates, Inc.*	227	35,296
Matterport, Inc.*	186	3,839

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Microsoft Corp.	14,721	$4,950,967
MicroStrategy, Inc. (Class A Stock)*	22	11,979
NCR Corp.*	940	37,788
New Relic, Inc.*	430	47,283
Nuance Communications, Inc.*	250	13,830
Nutanix, Inc. (Class A Stock)*	575	18,319
Palantir Technologies, Inc. (Class A Stock)*	2,005	36,511
Palo Alto Networks, Inc.*	210	116,920
Paycom Software, Inc.*	39	16,192
Paylocity Holding Corp.*	110	25,978
QT Group OYJ (Finland)*	132	19,981
RingCentral, Inc. (Class A Stock)*	197	36,908
salesforce.com, Inc.*	2,332	592,631
Sangfor Technologies, Inc. (China) (Class A Stock)	900	26,988
ServiceNow, Inc.*	695	451,131
Smartsheet, Inc. (Class A Stock)*	223	17,271
Splunk, Inc.*	269	31,129
SS&C Technologies Holdings, Inc.	343	28,119
Synopsys, Inc.*	607	223,679
TeamViewer AG (Germany), 144A*	1,699	22,809
Trade Desk, Inc. (The) (Class A Stock)*.	920	84,309
UiPath, Inc. (Class A Stock)*(a)	384	16,562
Unity Software, Inc.*	145	20,733
Veritone, Inc.*	473	10,633
VMware, Inc. (Class A Stock)	233	27,000
Workday, Inc. (Class A Stock)*	400	109,272
Workiva, Inc.*	343	44,758
Xero Ltd. (New Zealand)*	227	23,235
Zendesk, Inc.*	255	26,594
Zoom Video Communications, Inc. (Class A Stock)*	772	141,978
Zscaler, Inc.*	141	45,307

		9,008,105

Specialty Retail — 1.3%
American Eagle Outfitters, Inc.	1,210	30,637
Aritzia, Inc. (Canada)*	605	25,038
Auto1 Group SE (Germany), 144A*	391	8,654
Burlington Stores, Inc.*	278	81,040
Carvana Co.*	999	231,558
Dick’s Sporting Goods, Inc.(a)	283	32,542
Express, Inc.*	2,745	8,455
Five Below, Inc.*	204	42,206
Floor & Decor Holdings, Inc. (Class A Stock)*	244	31,722
GameStop Corp. (Class A Stock)*	77	11,426
Grupo SBF SA (Brazil)*	3,200	12,966
Hikari Tsushin, Inc. (Japan)	400	61,433
Home Depot, Inc. (The)	1,263	524,158
MYT Netherlands Parent BV (Germany), ADR*	549	11,644
National Vision Holdings, Inc.*	153	7,342
Nextage Co. Ltd. (Japan)	2,400	49,541
O’Reilly Automotive, Inc.*	75	52,967
RH*	69	36,980
Ross Stores, Inc.	4,403	503,175
TJX Cos., Inc. (The)	1,839	139,617

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Tractor Supply Co.	335	$79,931
Valora Holding AG (Switzerland)*	81	13,800
Watches of Switzerland Group PLC (United Kingdom), 144A*	2,198	42,359
Yellow Hat Ltd. (Japan)	1,200	17,226
Zhongsheng Group Holdings Ltd. (China)	7,500	58,487
Zumiez, Inc.*	448	21,500

		2,136,404

Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.	13,739	2,439,634
Dell Technologies, Inc. (Class C Stock)*	163	9,156
Pure Storage, Inc. (Class A Stock)*	472	15,364
Samsung Electronics Co. Ltd. (South Korea)	10,212	671,290
Tonies SE (Germany) (Class A Stock)*	600	7,921

		3,143,365

Textiles, Apparel & Luxury Goods — 0.7%
Asics Corp. (Japan)	2,500	55,429
Brunello Cucinelli SpA (Italy)*	280	19,332
Burberry Group PLC (United Kingdom)	4,938	121,186
Capri Holdings Ltd.*	295	19,148
Carter’s, Inc.	158	15,993
Crocs, Inc.*	90	11,540
Deckers Outdoor Corp.*	41	15,019
Dr. Martens PLC (United Kingdom)*	3,111	18,080
Ermenegildo Zegna N.V. (PIPE) (Italy) (original cost $39,580; purchased 07/19/21)^(f)	3,958	39,406
EssilorLuxottica SA (France)	838	178,438
Forward Industries, Inc.*	4,000	6,240
Kering SA (France)	59	47,476
Li Ning Co. Ltd. (China)	3,000	32,873
Lululemon Athletica, Inc.*	708	277,146
LVMH Moet Hennessy Louis Vuitton SE (France)	65	53,759
NIKE, Inc. (Class B Stock)	1,418	236,338
Skechers USA, Inc. (Class A Stock)*	608	26,387
Wolverine World Wide, Inc.	416	11,985

		1,185,775

Thrifts & Mortgage Finance — 0.3%
Aruhi Corp. (Japan)	1,000	9,081
Home Federal Bancorp, Inc.	1,118	22,148
Housing Development Finance Corp. Ltd. (India)	9,915	344,018
MGIC Investment Corp.	1,606	23,159
New York Community Bancorp, Inc.	1,395	17,033
Rocket Cos., Inc. (Class A Stock)	91	1,274
Waterstone Financial, Inc.	1,265	27,653
WSFS Financial Corp.	545	27,315

		471,681

	Shares	Value

COMMON STOCKS (continued)
Tobacco — 0.1%
British American Tobacco PLC (United Kingdom)	1,907	$70,765
Imperial Brands PLC (United Kingdom)	3,837	83,876
Philip Morris International, Inc.	936	88,920

		243,561

Trading Companies & Distributors — 0.3%
AerCap Holdings NV (Ireland)*	1,130	73,925
Air Lease Corp.	272	12,031
Azelis Group NV (Belgium)*	320	9,190
Beacon Roofing Supply, Inc.*	453	25,979
Beijer Ref AB (Sweden)	647	14,149
Hanwa Co. Ltd. (Japan)	800	22,677
Herc Holdings, Inc.	246	38,511
Howden Joinery Group PLC (United Kingdom)	2,104	25,657
IMCD NV (Netherlands)	186	41,304
SiteOne Landscape Supply, Inc.*	221	53,544
Sumitomo Corp. (Japan)	5,500	81,473
United Rentals, Inc.*	337	111,982
Watsco, Inc.	102	31,914

		542,336

Transportation Infrastructure — 0.0%
Airports of Thailand PCL (Thailand)*	7,200	13,119
Grupo Aeroportuario del Sureste SABde CV (Mexico), ADR	328	67,620

		80,739

Water Utilities — 0.1%
American States Water Co.	132	13,654
American Water Works Co., Inc.	485	91,597
California Water Service Group	369	26,516
York Water Co. (The)	510	25,388

		157,155

Wireless Telecommunication Services — 0.3%
Millicom International Cellular SA (Colombia), SDR*	1,261	35,827
T-Mobile US, Inc.*	2,670	309,667
Vodafone Group PLC (United Kingdom)	58,885	89,111

		434,605

TOTAL COMMON STOCKS (cost $98,243,711)		125,627,730

MASTER LIMITED PARTNERSHIP — 0.0%
Hotels, Restaurants & Leisure
Cedar Fair LP*	1,599	80,046

(cost $63,621)
PREFERRED STOCKS — 0.2%

Automobiles — 0.1%
Volkswagen AG (Germany) (PRFC)	505	102,016

Banks — 0.0%
Itau Unibanco Holding SA (Brazil) (PRFC)	15,901	59,703

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Shares	Value

PREFERRED STOCKS (continued)
Electric Utilities — 0.1%
NextEra Energy, Inc., CVT, 5.279%, Maturing 03/01/23	707	$40,681
Southern Co. (The), Series 2019, CVT, 6.750%, Maturing 08/01/22	1,284	69,015

		109,696

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Germany) (PRFC)	41	27,752

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The), CVT, 6.875%, Maturing 02/15/24	302	28,992

Machinery — 0.0%
Marcopolo SA (Brazil) (PRFC)	24,289	13,332

Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	477	28,588

TOTAL PREFERRED STOCKS
(cost $305,460)		370,079

UNAFFILIATED FUNDS** — 9.6%
T. Rowe Price Emerging Markets Bond Fund, (Investor Class)	478,561	5,168,462
T. Rowe Price Institutional Floating Rate Fund, (Institutional Shares)	613,128	5,978,003
T. Rowe Price Institutional High Yield Fund, (Institutional Shares)	580,986	5,130,107

TOTAL UNAFFILIATED FUNDS
(cost $16,184,107)		16,276,572

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.1%
Automobiles — 0.1%
AmeriCredit Automobile Receivables Trust,
Series 2021-02, Class D
1.290%	06/18/27	10	9,835
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-01A, Class A, 144A
3.450%	03/20/23	50	50,196
CarMax Auto Owner Trust,
Series 2020-01, Class B
2.210%	09/15/25	15	15,269
Series 2021-01, Class D
1.280%	07/15/27	10	9,854
Carvana Auto Receivables Trust,
Series 2021-P04, Class C
2.330%	02/10/28	25	24,978
Drive Auto Receivables Trust,
Series 2020-01, Class C
2.360%	03/16/26	10	10,080
Exeter Automobile Receivables Trust,
Series 2020-01A, Class B, 144A
2.260%	04/15/24	1	1,244
Series 2021-01A, Class C
0.740%	01/15/26	15	14,957

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2021-02A, Class C
0.980%	06/15/26	10	$9,961
Series 2021-04A, Class C
1.460%	10/15/27	20	19,947

			166,321

Credit Cards — 0.0%
Synchrony Credit Card Master Note Trust,
Series 2017-02, Class A
2.620%	10/15/25	10	10,167

Equipment — 0.0%
CNH Equipment Trust,
Series 2019-C, Class B
2.350%	04/15/27	20	20,437

Other — 0.0%
ServiceMaster Funding LLC,
Series 2021-01, Class A2I, 144A
2.865%	07/30/51	25	24,267

TOTAL ASSET-BACKED SECURITIES
(cost $221,160)			221,192

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
BANK,
Series 2017-BNK08, Class B
3.925%(cc)	11/15/50	15	16,010
Barclays Commercial Mortgage Securities Trust,
Series 2019-BWAY, Class D, 144A, 1 Month LIBOR + 2.160% (Cap N/A, Floor 2.160%)
2.270%(c)	11/15/34	10	9,797
CD Mortgage Trust,
Series 2016-CD2, Class A4
3.526%(cc)	11/10/49	10	10,722
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class A4
3.778%	09/10/58	10	10,710
Commercial Mortgage Trust,
Series 2015-CR24, Class A5
3.696%	08/10/48	10	10,633
Series 2015-LC21, Class A4
3.708%	07/10/48	10	10,630
FHLMC Multifamily Structured Pass-Through Certificates,
Series K068, Class A1
2.952%	02/25/27	8	8,159
Great Wolf Trust,
Series 2019-WOLF, Class A, 144A, 1 Month LIBOR + 1.034% (Cap N/A, Floor 1.034%)
1.144%(c)	12/15/36	10	9,988
Series 2019-WOLF, Class C, 144A, 1 Month LIBOR + 1.633% (Cap N/A, Floor 1.633%)
1.743%(c)	12/15/36	10	9,943
GS Mortgage Securities Trust,
Series 2015-GC32, Class A4
3.764%	07/10/48	10	10,662
Series 2018-GS09, Class A4
3.992%(cc)	03/10/51	10	11,096

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class A5
3.822%	07/15/48	10	$10,713
MHC Trust,
Series 2021-MHC02, Class D, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.610%(c)	05/15/23	15	14,761
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class B
4.464%(cc)	08/15/47	10	10,487
Series 2015-C24, Class AS
4.036%(cc)	05/15/48	10	10,587
Series 2015-C27, Class AS
4.068%	12/15/47	15	16,049
Morgan Stanley Capital I Trust,
Series 2018-H04, Class A4
4.310%	12/15/51	10	11,375
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36	10	9,789
NYO Commercial Mortgage Trust,
Series 2021-1290, Class C, 144A, 1 Month LIBOR + 1.995% (Cap N/A, Floor 1.995%)
2.105%(c)	11/15/38	20	19,861
SFO Commercial Mortgage Trust,
Series 2021-555, Class B, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
1.610%(c)	05/15/38	10	9,994
Wells Fargo Commercial Mortgage Trust,
Series 2015-C30, Class A4
3.664%	09/15/58	10	10,657
Series 2015-NXS02, Class A5
3.767%(cc)	07/15/58	10	10,670
WFRBS Commercial Mortgage Trust,
Series 2014-C20, Class AS
4.176%	05/15/47	10	10,445

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $257,541)			263,738

CORPORATE BONDS — 1.8%
Advertising — 0.0%
Omnicom Group, Inc./Omnicom Capital, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/26	10	10,745
3.650%	11/01/24	5	5,298

			16,043

Aerospace & Defense — 0.0%
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.854%	04/27/35	10	12,168

Airlines — 0.0%
American Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates
3.700%	04/01/28	3	3,172

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
American Airlines 2019-1 Class AA Pass-Through Trust, Pass-Through Certificates
3.150%	08/15/33	23	$23,191
United Airlines 2018-1 Class A Pass-Through Trust, Pass-Through Certificates
3.700%	09/01/31	26	26,140

			52,503

Auto Manufacturers — 0.1%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
2.950%	04/14/22	25	25,178
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	5	5,352
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
0.900%	11/08/24	20	19,864
2.650%	05/10/22	25	25,198

			75,592

Banks — 0.3%
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31	50	50,485
Sr. Unsec’d. Notes, MTN
4.244%(ff)	04/24/38	20	23,433
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.887%(ff)	01/10/28	35	37,951
Sub. Notes
4.450%	09/29/27	10	11,150
4.600%	03/09/26	10	11,042
Fifth Third Bancorp,
Sr. Unsec’d. Notes
1.625%	05/05/23	15	15,141
Sub. Notes
4.300%	01/16/24	10	10,578
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.650%(ff)	10/21/32	10	10,066
3.500%	01/23/25	15	15,822
3.850%	01/26/27	10	10,767
Sub. Notes
5.150%	05/22/45	5	6,489
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.882%(ff)	07/24/38	20	22,657
Sub. Notes
2.956%(ff)	05/13/31	15	15,523
3.375%	05/01/23	50	51,601
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.250%	04/06/27	25	25,420
M&T Bank Corp.,
Sr. Unsec’d. Notes
3.550%	07/26/23	25	25,956

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.125%	01/23/23	15	$15,369
Sr. Unsec’d. Notes, MTN
3.971%(ff)	07/22/38	15	17,073
4.300%	01/27/45	5	6,146
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22	15	15,039
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.150%	06/12/25	35	34,732
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.950%	06/05/30	10	9,876
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	2	2,012

			444,328

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46	10	12,666
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.100%	07/17/22	5	5,051

			17,717

Biotechnology — 0.0%
Biogen, Inc.,
Sr. Unsec’d. Notes
2.250%	05/01/30	40	39,418
3.625%	09/15/22	5	5,103
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.250%	09/01/22	5	5,067

			49,588

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22	2	2,021

Chemicals — 0.0%
Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes
1.500%	10/15/25	5	5,025
Ecolab, Inc.,
Sr. Unsec’d. Notes
3.250%	12/01/27	5	5,420

			10,445

Commercial Services — 0.1%
George Washington University (The),
Unsec’d. Notes, Series 2014
4.300%	09/15/44	5	6,353

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Northwestern University,
Unsec’d. Notes, Series 2020
2.640%	12/01/50	20	$20,494
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.400%	10/01/24	30	31,043
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
3.000%	05/22/30	10	10,503
3.500%	03/16/23	5	5,148
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26	5	5,436

			78,977

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
1.650%	05/11/30	15	14,655
3.200%	05/13/25	25	26,606

			41,261

Diversified Financial Services — 0.1%
Air Lease Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/22	5	5,004
3.625%	04/01/27	5	5,263
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24	5	5,237
5.250%	05/15/24	20	21,461
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.200%	01/30/23	25	25,615
3.650%	05/11/27	20	21,590
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	5	5,295
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
3.450%	09/21/23	25	25,998
Visa, Inc.,
Sr. Unsec’d. Notes
2.150%	09/15/22	15	15,160
Western Union Co. (The),
Sr. Unsec’d. Notes
2.850%	01/10/25	5	5,179

			135,802

Electric — 0.1%
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.450%	06/01/45	10	11,708
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.800%	07/15/48	15	16,744

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28	5	$5,322
Sr. Unsec’d. Notes, Series N
3.800%	12/01/23	10	10,495
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	25	26,660
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31	10	13,507
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	10	10,670
ITC Holdings Corp.,
Sr. Unsec’d. Notes
2.700%	11/15/22	15	15,231
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45	10	11,913
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.440%	01/15/32	25	25,066
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27	10	9,671
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	10	10,312

			167,299

Electronics — 0.0%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.875%	07/15/23	10	10,364
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
4.550%	10/30/24	15	16,232

			26,596

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24	15	15,438
3.375%	11/15/27	5	5,379

			20,817

Gas — 0.0%
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27	10	10,754
3.950%	03/30/48	15	16,904

			27,658

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products — 0.0%
Abbott Laboratories,
Sr. Unsec’d. Notes
1.150%	01/30/28	20	$19,445
Baxter International, Inc.,
Sr. Unsec’d. Notes, 144A
1.915%	02/01/27	25	25,098

			44,543

Healthcare-Services — 0.1%
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45	5	6,811
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43	15	18,729
Banner Health,
Unsec’d. Notes
1.897%	01/01/31	5	4,845
Centra Health, Inc.,
Unsec’d. Notes
4.700%	01/01/48	25	30,781
CommonSpirit Health,
Sec’d. Notes
2.950%	11/01/22	10	10,172
Sr. Sec’d. Notes
2.760%	10/01/24	15	15,491
2.782%	10/01/30	5	5,127
Hackensack Meridian Health, Inc.,
Sr. Sec’d. Notes
4.211%	07/01/48	20	24,723
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29	20	22,052
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48	15	18,196
MedStar Health, Inc.,
Sec’d. Notes, Series 20A
3.626%	08/15/49	20	22,022
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45	5	6,023
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	10	9,926
3.750%	07/15/25	5	5,424

			200,322

Insurance — 0.1%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.400%	06/30/30	30	32,527
Aon Corp.,
Gtd. Notes
2.200%	11/15/22	15	15,195

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Aon PLC,
Gtd. Notes
3.875%	12/15/25	5	$5,410
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23	15	15,325
Jackson Financial, Inc.,
Sr. Unsec’d. Notes, 144A
1.125%	11/22/23	20	19,969
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30	10	9,987
3.300%	03/14/23	5	5,129
3.500%	06/03/24	10	10,551
4.350%	01/30/47	5	6,254
New York Life Global Funding,
Sec’d. Notes, 144A
1.100%	05/05/23	5	5,024
Principal Financial Group, Inc.,
Gtd. Notes
2.125%	06/15/30	20	19,779
3.400%	05/15/25	10	10,569
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	20	24,246

			179,965

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24	5	5,233
3.875%	08/22/37	10	11,747
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.650%	03/15/25	5	5,317

			22,297

Iron/Steel — 0.0%
Nucor Corp.,
Sr. Unsec’d. Notes
2.700%	06/01/30	10	10,296
3.950%	05/01/28	15	16,563

			26,859

Media — 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25	10	11,015
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25	50	54,664
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.350%	05/15/26	5	5,319

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Walt Disney Co. (The),
Gtd. Notes
3.800%	03/22/30	50	$56,194

			127,192

Oil & Gas — 0.1%
BP Capital Markets America, Inc.,
Gtd. Notes
3.410%	02/11/26	25	26,742
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	07/15/30	20	20,438
Chevron Corp.,
Sr. Unsec’d. Notes
1.995%	05/11/27	10	10,172
ConocoPhillips,
Gtd. Notes, 144A
3.750%	10/01/27	5	5,472
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	30	31,145
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25	10	10,655
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.100%	05/15/25	10	10,465
TotalEnergies Capital International SA (France),
Gtd. Notes
2.434%	01/10/25	30	31,038
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	03/15/28	10	10,671
4.500%	03/04/29	20	22,372

			179,170

Packaging & Containers — 0.0%
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.650%	09/15/24	5	5,285

Pharmaceuticals — 0.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	10	10,534
3.600%	05/14/25	10	10,627
4.500%	05/14/35	10	11,954
4.700%	05/14/45	15	18,548
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.823%	05/20/30	20	20,710
3.700%	06/06/27	17	18,537
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.900%	07/26/24	13	13,590
3.550%	08/15/22	10	10,187

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.410%	06/15/27	15	$16,102
3.750%	09/15/25	5	5,364
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23	9	9,368
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29	50	53,305
3.500%	07/20/22	5	5,054
Zoetis, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30	35	34,492

			238,372

Pipelines — 0.1%
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24	5	5,419
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	10	10,433
3.701%	01/15/39	5	5,428
Energy Transfer LP,
Sr. Unsec’d. Notes
5.250%	04/15/29	10	11,489
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
4.350%	07/15/25	5	5,407
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24	5	5,230
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	10	10,978
4.500%	05/15/30	5	5,650
Spectra Energy Partners LP,
Gtd. Notes
3.375%	10/15/26	15	15,920

			75,954

Real Estate Investment Trusts (REITs) — 0.2%
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.625%	11/15/27	35	37,438
American Tower Corp.,
Sr. Unsec’d. Notes
1.450%	09/15/26	30	29,411
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	5	5,290
3.900%	03/15/27	5	5,387
4.050%	07/01/30	5	5,490
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.700%	06/15/26	10	10,728

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
4.750%	05/15/47	5	$6,132
Essex Portfolio LP,
Gtd. Notes
2.650%	03/15/32	15	15,090
3.000%	01/15/30	5	5,239
Healthcare Realty Trust, Inc.,
Sr. Unsec’d. Notes
3.625%	01/15/28	10	10,784
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
2.125%	12/01/28	5	5,011
2.875%	01/15/31	5	5,200
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	5	5,247
4.250%	08/15/29	5	5,571
4.375%	10/01/25	5	5,443
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.400%	11/01/22	5	5,091
Life Storage LP,
Gtd. Notes
4.000%	06/15/29	15	16,631
Prologis LP,
Sr. Unsec’d. Notes
2.125%	04/15/27	5	5,086
Public Storage,
Sr. Unsec’d. Notes
1.950%	11/09/28	10	9,984
Realty Income Corp.,
Sr. Unsec’d. Notes
4.625%	11/01/25	20	22,184
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24	5	5,261
WP Carey, Inc.,
Sr. Unsec’d. Notes
3.850%	07/15/29	20	22,110

			243,808

Retail — 0.1%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.125%	04/21/26	5	5,274
3.750%	06/01/27	15	16,411
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.500%	04/15/27	50	52,285
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.600%	09/01/27	20	21,710
QVC, Inc.,
Sr. Sec’d. Notes
4.850%	04/01/24	5	5,336

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
1.600%	05/15/31	5	$4,781

			105,797

Semiconductors — 0.1%
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
2.650%	02/15/32	25	25,092
3.150%	05/01/27	5	5,260
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
2.150%	05/20/30	25	25,210
3.250%	05/20/27	12	12,958
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
1.750%	05/04/30	15	14,719

			83,239

Software — 0.1%
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26	10	10,585
Microsoft Corp.,
Sr. Unsec’d. Notes
2.921%	03/17/52	60	63,535
Oracle Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/23	25	25,495
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.950%	09/15/29	5	5,180
3.800%	12/15/26	15	16,460

			121,255

Telecommunications — 0.0%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	08/15/26	45	46,875
2.650%	11/20/40	20	18,983

			65,858

Toys/Games/Hobbies — 0.0%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.000%	11/19/24	15	15,636
Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	09/01/22	10	10,107
4.150%	04/01/45	10	11,991
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
1.750%	12/02/26	10	10,045
Kansas City Southern,
Gtd. Notes
2.875%	11/15/29	5	5,189

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
3.500%	05/01/50	20	$21,365

			58,697

Trucking & Leasing — 0.0%
GATX Corp.,
Sr. Unsec’d. Notes
3.500%	03/15/28	15	16,068

TOTAL CORPORATE BONDS (cost $2,838,313)			2,989,132

MUNICIPAL BONDS — 0.1%
California — 0.0%
Bay Area Toll Authority,
Revenue Bonds, Series S
3.176%	04/01/41	25	25,268
State of California,
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	5	8,292
University of California,
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	5	5,924

			39,484

Florida — 0.1%
County of Miami-Dade Transit System,
Revenue Bonds, BABs, Series B
5.624%	07/01/40	10	13,844
County of Miami-Dade Water & Sewer System Revenue,
Taxable, Revenue Bonds, Series C
3.490%	10/01/42	5	5,252
Florida Development Finance Corp.,
Taxable, Revenue Bonds, Series B
4.109%	04/01/50	40	42,306

			61,402

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	14	21,767

Michigan — 0.0%
Great Lakes Water Authority Water Supply System Revenue,
Taxable, Revenue Bonds, Series C
3.473%	07/01/41	30	31,748

New York — 0.0%
New York State Urban Development Corp.,
Taxable, Revenue Bonds, Series B
2.590%	03/15/35	30	29,848

South Carolina — 0.0%
South Carolina Public Service Authority,
Taxable, Revenue Bonds, Series D
2.388%	12/01/23	5	5,145

Texas — 0.0%
Central Texas Regional Mobility Authority,
Revenue Bonds, Series E
3.167%	01/01/41	15	15,119

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Texas (cont’d.)
Dallas Fort Worth International Airport,
Revenue Bonds
2.843%	11/01/46	15	$15,022
Texas A&M University,
Taxable, Revenue Bonds, Series B
3.330%	05/15/39	25	27,247

			57,388

Wisconsin — 0.0%
State of Wisconsin,
Taxable, Revenue Bonds, Series A
3.954%	05/01/36	15	16,454

TOTAL MUNICIPAL BONDS (cost $245,674)			263,236

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Angel Oak Mortgage Trust,
Series 2021-01, Class A1, 144A
0.909%(cc)	01/25/66	27	27,135
Fannie Mae Connecticut Avenue Securities,
Series 2017-C04, Class 2ED2, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
1.203%(c)	11/25/29	15	15,040
Series 2017-C05, Class 1ED3, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
1.303%(c)	01/25/30	8	7,725
Series 2017-C06, Class 2ED1, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
1.103%(c)	02/25/30	6	6,008
Series 2018-C01, Class 1ED2, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.953%(c)	07/25/30	8	8,269
Series 2018-C03, Class 1EB2, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.953%(c)	10/25/30	15	14,938
Series 2018-C03, Class 1ED2, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
0.953%(c)	10/25/30	9	8,570
Series 2021-R02, Class 2M1, 144A, 30 Day Average SOFR + 0.900% (Cap N/A, Floor 0.000%)
0.950%(c)	11/25/41	19	18,811
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2021-DNA02, Class M1, 144A, 30 Day Average SOFR + 0.800% (Cap N/A, Floor 0.000%)
0.850%(c)	08/25/33	6	5,791
Series 2021-DNA07, Class M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)
0.900%(c)	11/25/41	15	14,995
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
2.150%(c)	10/25/33	10	10,179
Series 2021-HQA01, Class M1, 144A, 30 Day Average SOFR + 0.700% (Cap N/A, Floor 0.000%)
0.750%(c)	08/25/33	10	10,252

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust,
Series 2020-INV02, Class A3, 144A
3.000%(cc)	10/25/50	10	$9,877

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $157,980)			157,590

SOVEREIGN BONDS — 0.1%
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22	20	20,200
3.300%	03/15/28	20	21,907
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22	10	10,125
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24	22	22,820
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
3.625%	02/24/28	20	22,385
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series QO
2.875%	10/16/24	10	10,504
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.250%	04/06/26	5	5,363

TOTAL SOVEREIGN BONDS (cost $106,993)			113,304

U.S. TREASURY OBLIGATIONS — 11.1%
U.S. Treasury Bonds
1.125%	05/15/40	145	127,056
1.250%	05/15/50	35	29,755
1.375%	08/15/50	15	13,153
1.750%	08/15/41	20	19,378
1.875%	02/15/51	150	148,594
1.875%	11/15/51	155	154,031
2.000%	02/15/50(k)	385	391,497
2.000%	08/15/51	10	10,209
2.500%	02/15/45	128	140,880
2.750%	11/15/42	10	11,400
2.750%	08/15/47(k)	355	413,520
2.875%	08/15/45	80	94,012
3.000%	11/15/44	45	53,712
3.000%	11/15/45	50	60,117
3.000%	02/15/47	85	102,996
3.000%	05/15/47	15	18,223
3.000%	02/15/48	20	24,431
3.125%	11/15/41	58	69,709
3.125%	08/15/44	122	148,287
3.375%	05/15/44	5	6,298
3.625%	08/15/43	50	64,883
3.875%	08/15/40	10	13,169
4.500%	05/15/38	10	13,975
4.625%	02/15/40	130	186,591

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/22	881	$894,081
0.125%	07/15/24	142	151,504
0.125%	10/15/24	844	901,679
0.125%	04/15/25	963	1,030,196
0.125%	10/15/25	1,090	1,175,949
0.125%	04/15/26	112	120,707
0.125%	07/15/26	684	742,857
0.125%	10/15/26	472	513,479
0.125%	01/15/30	257	285,561
0.125%	07/15/30	247	276,560
0.125%	07/15/31	571	641,027
0.125%	02/15/51	110	130,685
0.250%	01/15/25	420	450,403
0.250%	07/15/29	336	377,009
0.250%	02/15/50	139	167,651
0.375%	07/15/23	1,420	1,493,340
0.375%	07/15/25	378	410,278
0.375%	01/15/27	674	742,419
0.375%	07/15/27	100	110,495
0.500%	04/15/24	457	487,622
0.500%	01/15/28	95	106,688
0.625%	04/15/23	913	954,329
0.625%	01/15/24	1,259	1,340,148
0.625%	01/15/26	613	674,084
0.625%	02/15/43	9	11,637
0.750%	02/15/42	28	34,716
0.750%	02/15/45	5	6,033
0.875%	01/15/29	11	12,671
0.875%	02/15/47	38	50,955
1.000%	02/15/46	131	177,783
1.000%	02/15/48	61	84,739
1.000%	02/15/49	3	4,669
1.375%	02/15/44	176	250,066
2.000%	01/15/26	98	112,871
3.625%	04/15/28	31	40,899
U.S. Treasury Notes
0.125%	11/30/22	310	309,298
0.125%	01/31/23	275	274,055
0.375%	03/31/22	320	320,212
0.375%	11/30/25	190	184,330
0.750%	08/31/26	145	141,817
0.750%	01/31/28	60	57,778
1.125%	02/28/22	100	100,156
1.125%	02/15/31	70	67,944
1.250%	08/15/31	140	136,916
2.250%	11/15/24	5	5,184

TOTAL U.S. TREASURY OBLIGATIONS (cost $18,455,218)			18,879,356

TOTAL LONG-TERM INVESTMENTS (cost $137,079,778)			165,241,975

		Shares
SHORT-TERM INVESTMENTS — 4.0%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa) . 5,314,652			5,314,652

Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $1,446,711; includes $1,446,638 of cash collateral for securities on loan)(b)(wa)	1,447,725	$1,446,711

	TOTAL SHORT-TERM INVESTMENTS (cost $6,761,363)	6,761,363

	TOTAL INVESTMENTS, BEFORE OPTION WRITTEN—101.2% (cost $143,841,141)	172,003,338

	OPTION WRITTEN*~ — (0.4)% (premiums received $400,679)	(553,140)

	TOTAL INVESTMENTS, NET OF OPTION WRITTEN—100.8% (cost $143,440,462)	171,450,198

	Liabilities in excess of other assets(z) — (0.8)%	(1,429,050)

	NET ASSETS — 100.0%	$170,021,148

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
**	Investments are affiliated with the Subadvisor.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $50,843 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,393,752; cash collateral of $1,446,638 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $39,580. The aggregate value of $39,406 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Option Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Call	01/21/22	4,600.00	28	3	$(553,140)

(premiums received $400,679)

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
13	20 Year U.S. Treasury Bonds	Mar. 2022	$2,085,688	$(3,817)
34	S&P 500 E-Mini Index	Mar. 2022	8,089,450	80,092

				76,275

Short Positions:
10	2 YearU.S.Treasury Notes	Mar. 2022	2,181,719	3,035
4	5 YearU.S.Treasury Notes	Mar. 2022	483,906	(511)
1	10 Year U.S. Treasury Notes	Mar. 2022	130,469	191
6	10 Year U.S. Ultra Treasury Notes	Mar. 2022	878,625	3,997
2	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	394,250	4,438
9	Mini MSCI EAFE Index	Mar. 2022	1,044,810	(22,544)

				(11,394)

				$64,881

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/21/22	Citibank, N.A.	AUD	52	$ 36,987	$ 37,829	$ 842	$—
Expiring 01/21/22	Citibank, N.A.	AUD	31	22,357	22,866	509	—
British Pound,
Expiring 02/25/22	Goldman Sachs International	GBP	28	37,139	37,890	751	—
Expiring 02/25/22	Goldman Sachs International	GBP	17	22,515	22,970	455	—
Canadian Dollar,
Expiring 01/21/22	Morgan Stanley & Co. International PLC	CAD	47	37,102	37,155	53	—
Expiring 01/21/22	Morgan Stanley & Co. International PLC	CAD	28	22,103	22,135	32	—
Euro,
Expiring 02/25/22	Goldman Sachs International	EUR	42	47,661	47,871	210	—
Expiring 02/25/22	Goldman Sachs International	EUR	25	27,992	28,115	123	—
Expiring 02/25/22	Morgan Stanley & Co. International PLC	EUR	42	47,634	48,003	369	—
Expiring 02/25/22	Morgan Stanley & Co. International PLC	EUR	25	27,896	28,112	216	—
Expiring 02/25/22	UBS AG	EUR	16	18,232	18,237	5	—
Expiring 02/25/22	UBS AG	EUR	10	11,395	11,398	3	—
New Zealand Dollar,
Expiring 01/21/22	HSBC Bank PLC	NZD	54	36,710	37,108	398	—
Expiring 01/21/22	HSBC Bank PLC	NZD	32	21,676	21,911	235	—

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward foreign currency exchange contracts outstanding at December 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone,
Expiring 01/21/22	Bank of America, N.A.	NOK 170	$ 18,745	$ 19,297	$ 552	$—
Expiring 01/21/22	Bank of America, N.A.	NOK 160	17,543	18,161	618	—
Expiring 01/21/22	Bank of America, N.A.	NOK 100	11,026	11,350	324	—
Expiring 01/21/22	Bank of America, N.A.	NOK 100	10,964	11,350	386	—

			$475,677	$481,758	6,081	—

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/21/22	Citibank, N.A.	AUD 27	$19,148	$19,639	$—	$(491)
Expiring 01/21/22	Citibank, N.A.	AUD 16	11,653	11,952	—	(299)
Expiring 01/21/22	UBS AG	AUD 25	18,256	18,190	66	—
Expiring 01/21/22	UBS AG	AUD 15	10,954	10,914	40	—
British Pound,
Expiring 02/25/22	Citibank, N.A.	GBP 14	18,736	18,945	—	(209)
Expiring 02/25/22	Citibank, N.A.	GBP 9	12,045	12,179	—	(134)
Expiring 02/25/22	Goldman Sachs International	GBP 14	18,643	18,945	—	(302)
Expiring 02/25/22	Goldman Sachs International	GBP 8	10,619	10,791	—	(172)
Canadian Dollar,
Expiring 01/21/22	Goldman Sachs International	CAD 23	18,275	18,182	93	—
Expiring 01/21/22	Goldman Sachs International	CAD 14	11,124	11,068	56	—
Expiring 01/21/22	HSBC Bank PLC	CAD 24	18,719	18,973	—	(254)
Expiring 01/21/22	HSBC Bank PLC	CAD 14	10,919	11,067	—	(148)
Euro,
Expiring 02/25/22	Morgan Stanley & Co. International PLC	EUR 16	18,386	18,237	149	—
Expiring 02/25/22	Morgan Stanley & Co. International PLC	EUR 10	11,492	11,398	94	—
New Zealand Dollar,
Expiring 01/21/22	Citibank, N.A.	NZD 26	18,252	17,802	450	—
Expiring 01/21/22	Citibank, N.A.	NZD 16	11,231	10,955	276	—
Expiring 01/21/22	UBS AG	NZD 28	19,173	19,305	—	(132)
Expiring 01/21/22	UBS AG	NZD 16	10,880	10,955	—	(75)
Norwegian Krone,
Expiring 01/21/22	Bank of America, N.A.	NOK 165	18,144	18,729	—	(585)
Expiring 01/21/22	Bank of America, N.A.	NOK 100	10,997	11,351	—	(354)
Expiring 01/21/22	Goldman Sachs International	NOK 165	18,686	18,729	—	(43)
Expiring 01/21/22	Goldman Sachs International	NOK 100	11,325	11,351	—	(26)

			$327,657	$329,657	1,224	(3,224)

					$7,305	$(3,224)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$514,971

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$91,582,474	$33,994,413	$50,843
Master Limited Partnership	80,046	—	—
Preferred Stocks	138,688	231,391	—
Unaffiliated Funds	16,276,572	—	—
Asset-Backed Securities
Automobiles	—	166,321	—
Credit Cards	—	10,167	—
Equipment	—	20,437	—
Other	—	24,267	—
Commercial Mortgage-Backed Securities	—	263,738	—
Corporate Bonds	—	2,989,132	—
Municipal Bonds	—	263,236	—
Residential Mortgage-Backed Securities	—	157,590	—
Sovereign Bonds	—	113,304	—
U.S. Treasury Obligations	—	18,879,356	—
Short-Term Investments
Affiliated Mutual Funds	6,761,363	—	—

Total	$114,839,143	$57,113,352	$50,843

Liabilities
Option Written	$(553,140)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$91,753	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	7,305	—

Total	$91,753	$7,305	$—

Liabilities
Futures Contracts	$(26,872)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(3,224)	—

Total	$(26,872)	$(3,224)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	11.1%
Unaffiliated Funds	9.6
Software	5.4
Equity Real Estate Investment Trusts (REITs)	4.1
Affiliated Mutual Funds (0.9% represents investments purchased with collateral from securities on loan)	4.0

Interactive Media & Services	3.9%
Semiconductors & Semiconductor Equipment	3.8
Banks	3.6
IT Services	3.1
Insurance	3.1
Pharmaceuticals	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Industry Classification (continued):

Capital Markets	2.6%
Life Sciences Tools & Services	2.3
Health Care Providers & Services	2.2
Internet & Direct Marketing Retail	2.2
Chemicals	2.1
Hotels, Restaurants & Leisure	2.0
Technology Hardware, Storage & Peripherals	1.8
Metals & Mining	1.8
Health Care Equipment & Supplies	1.7
Industrial Conglomerates	1.6
Machinery	1.5
Electric Utilities	1.4
Specialty Retail	1.3
Oil, Gas & Consumable Fuels	1.2
Biotechnology	1.1
Road & Rail	1.1
Entertainment	1.1
Automobiles	1.1
Beverages	0.8
Food & Staples Retailing	0.8
Aerospace & Defense	0.8
Containers & Packaging	0.8
Food Products	0.8
Textiles, Apparel & Luxury Goods	0.7
Media	0.7
Multi-Utilities	0.6
Professional Services	0.6
Electrical Equipment	0.6
Commercial Services & Supplies	0.6
Real Estate Management & Development	0.6
Diversified Telecommunication Services	0.6
Electronic Equipment, Instruments & Components	0.5
Auto Components	0.4
Multiline Retail	0.4
Household Durables	0.4
Diversified Financial Services	0.4
Personal Products	0.4
Trading Companies & Distributors	0.3
Construction Materials	0.3
Thrifts & Mortgage Finance	0.3
Air Freight & Logistics	0.3
Building Products	0.3
Wireless Telecommunication Services	0.3
Consumer Finance	0.2
Paper & Forest Products	0.2
Household Products	0.2
Energy Equipment & Services	0.2
Commercial Mortgage-Backed Securities	0.2
Leisure Products	0.2

Real Estate Investment Trusts (REITs)	0.2%
Municipal Bonds	0.1
Independent Power & Renewable Electricity Producers	0.1
Tobacco	0.1
Construction & Engineering	0.1
Communications Equipment	0.1
Diversified Consumer Services	0.1
Healthcare-Services	0.1
Gas Utilities	0.1
Oil & Gas	0.1
Health Care Technology	0.1
Electric	0.1
Residential Mortgage-Backed Securities	0.1
Water Utilities	0.1
Sovereign Bonds	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Retail	0.1
Semiconductors	0.1
Commercial Services	0.1
Pipelines	0.1
Auto Manufacturers	0.1
Airlines	0.0	*
Transportation Infrastructure	0.0	*
Telecommunications	0.0	*
Transportation	0.0	*
Healthcare-Products	0.0	*
Computers	0.0	*
Distributors	0.0	*
Gas	0.0	*
Iron/Steel	0.0	*
Electronics	0.0	*
Other	0.0	*
Internet	0.0	*
Environmental Control	0.0	*
Equipment	0.0	*
Trucking & Leasing	0.0	*
Advertising	0.0	*
Toys/Games/Hobbies	0.0	*
Credit Cards	0.0	*
Packaging & Containers	0.0	*
Building Materials	0.0	*

	101.2
Option Written	(0.4)
Liabilities in excess of other assets	(0.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$80,092	*	Due from/to broker-variation margin futures	$22,544	*
Equity contracts		—		Options written outstanding, at value	553,140
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	7,305		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,224
Interest rate contracts	Due from/to broker-variation margin futures	11,661	*	Due from/to broker-variation margin futures	4,328	*

		$99,058			$583,236

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts
Equity contracts	$(1,275,108)	$1,029,119	$—
Foreign exchange contracts	—	—	2,006
Interest rate contracts	—	(16,417)	—

Total	$(1,275,108)	$1,012,702	$2,006

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts
Equity contracts	$(130,246)	$9,303	$—
Foreign exchange contracts	—	—	4,081
Interest rate contracts	—	(1,586)	—

Total	$(130,246)	$7,717	$4,081

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Options Written(1)	Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)
$3,235	$6,806,447	$3,766,601	$229,003

Forward Foreign Currency Exchange Contracts—Sold(2)
$199,351

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,393,752	$(1,393,752)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$1,880	$(939)	$941	$—	$941
Citibank, N.A.	2,077	(1,133)	944	—	944
Goldman Sachs International	1,688	(543)	1,145	—	1,145
HSBC Bank PLC	633	(402)	231	—	231
Morgan Stanley & Co. International PLC	913	—	913	—	913
UBS AG	114	(207)	(93)	—	(93)

	$7,305	$(3,224)	$4,081	$—	$4,081

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2021

ASSETS
Investments at value, including securities on loan of $1,393,752:
Unaffiliated investments (cost $137,079,778)	$165,241,975
Affiliated investments (cost $6,761,363)	6,761,363
Foreign currency, at value (cost $59,511)	60,071
Cash	38
Dividends and interest receivable	162,847
Receivable for investments sold	149,193
Tax reclaim receivable	52,872
Receivable for Portfolio shares sold	24,008
Unrealized appreciation on OTC forward foreign currency exchange contracts	7,305
Receivable from affiliate.	1,277
Prepaid expenses and other assets	2,102

Total Assets	172,463,051

LIABILITIES
Payable to broker for collateral for securities on loan	1,446,638
Options written outstanding, at value (premiums received $400,679)	553,140
Payable for investments purchased	158,711
Accrued expenses and other liabilities	146,814
Foreign capital gains tax liability accrued	37,763
Management fee payable	32,257
Payable to affiliate	26,753
Due to broker-variation margin futures	21,009
Payable for Portfolio shares purchased	10,111
Distribution fee payable	4,661
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,224
Affiliated transfer agent fee payable	451
Trustees’ fees payable	371

Total Liabilities	2,441,903

NET ASSETS	$170,021,148

Net assets were comprised of:
Partners’ Equity.	$170,021,148

Net asset value and redemption price per share, $170,021,148 / 8,679,120 outstanding shares of beneficial interest	$19.59

STATEMENT OF OPERATIONS
Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $115,861 foreign withholding tax, of which $16,700 is reimbursable by an affiliate)	$1,848,879
Interest income (net of $1,416 foreign withholding tax)	1,492,377
Affiliated dividend income	7,477
Income from securities lending, net (including affiliated income of $1,030)	4,045

Total income	3,352,778

EXPENSES
Management fee	1,232,351
Distribution fee	420,598
Custodian and accounting fees	260,687
Audit fee	76,400
Legal fees and expenses.	23,815
Shareholders’ reports	13,706
Trustees’ fees	11,920
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,424
Miscellaneous	52,171

Total expenses	2,099,072
Less: Fee waiver and/or expense reimbursement	(431,124)

Net expenses	1,667,948

NET INVESTMENT INCOME (LOSS)	1,684,830

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(523)) (net of foreign capital gains taxes $(4,956))	21,792,454
Futures transactions	1,012,702
Forward currency contract transactions	2,006
Options written transactions	(1,275,108)
Foreign currency transactions	(7,070)

21,524,984

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $60) (net of change in foreign capital gains taxes $(6,442))	(2,584,396)
Futures	7,717
Forward currency contracts	4,081
Options written	(130,246)
Foreign currencies	(658)

(2,703,502)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	18,821,482

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,506,312

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$1,684,830	$1,141,724
Net realized gain (loss) on investment and foreign currency transactions	21,524,984	7,079,593
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,703,502)	19,044,189

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,506,312	27,265,506

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [227,947 and 613,245 shares, respectively]	4,314,590	9,029,416
Portfolio shares issued in merger [0 and 3,103,056 shares, respectively]	—	40,650,031
Portfolio shares purchased [791,522 and 769,672 shares, respectively]	(14,849,785)	(11,302,981)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(10,535,195)	38,376,466

TOTAL INCREASE (DECREASE)	9,971,117	65,641,972
NET ASSETS:
Beginning of year	160,050,031	94,408,059

End of year	$170,021,148	$160,050,031

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST WESTERN ASSET CORPORATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 98.8%
ASSET-BACKED SECURITY — 0.5%
Student Loan
Navient Private Education Refi Loan Trust,
Series 2020-DA, Class A, 144A
1.690%	05/15/69	46	$45,679

(cost $46,210)
BANK LOANS — 1.2%
Airlines — 0.3%
Delta Air Lines, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.750%
4.750%(c)	10/20/27	10	10,561
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
4.500%(c)	04/21/28	10	9,935

			20,496

Forest Products & Paper — 0.2%
Asplundh Tree Expert LLC,
2021 Refinancing Term Loan, 1 Month LIBOR + 1.750%
1.854%(c)	09/07/27	10	9,824
Schweitzer-Mauduit International, Inc.,
Term B Loan, 1 Month LIBOR + 3.750%
4.500%(c)	02/09/28	10	9,888

			19,712

Healthcare-Services — 0.2%
ICON Luxembourg Sarl (Luxembourg),
Lux Term Loan, 3 Month LIBOR + 2.250%
2.750%(c)	07/03/28	15	14,513
PRA Health Sciences, Inc. (Ireland),
U.S. Term Loan, 3 Month LIBOR + 2.250%
2.500%(c)	07/03/28	4	3,616

			18,129

Leisure Time — 0.1%
Carnival Corp.,
New Term Loan B, 3 Month LIBOR + 3.000%
3.750%(c)	06/30/25	10	9,788

Oil & Gas — 0.1%
Southwestern Energy Co.,
Term Loan
—%(p)	06/22/27	10	10,006

Pharmaceuticals — 0.1%
Horizon Therapeutics USA, Inc.,
Incremental Term B-2 Loan, 1 Month LIBOR + 1.750%
2.250%(c)	03/15/28	10	9,882

Retail — 0.1%
Great Outdoors Group LLC,
Term B-2 Loan, 3 Month LIBOR + 3.750%
4.500%(c)	03/06/28	10	9,903

Transportation — 0.1%
XPO Logistics, Inc.,
Refinancing Term Loan, 1 Month LIBOR + 1.750%
1.853%(c)	02/24/25	10	9,945

TOTAL BANK LOANS
(cost $107,154)			107,861

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CONVERTIBLE BOND — 0.2%
Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc.,
Sr. Unsec’d. Notes
4.375%	05/05/22	20	$20,085

(cost $20,068)
CORPORATE BONDS — 96.3%
Aerospace & Defense — 3.9%
Boeing Co. (The),
Sr. Unsec’d. Notes
1.875%	06/15/23	10	10,080
2.196%	02/04/26	80	79,988
2.750%	02/01/26	10	10,300
2.850%	10/30/24	30	30,985
5.150%	05/01/30	10	11,668
6.875%	03/15/39	20	27,824
General Dynamics Corp.,
Gtd. Notes
1.150%	06/01/26	20	19,747
3.250%	04/01/25	10	10,592
3.500%	04/01/27	30	32,682
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
2.900%	12/15/29	30	30,997
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/50	10	9,984
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25	30	31,311
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.125%	07/01/50	10	10,214
4.450%	11/16/38	20	24,089

			340,461

Agriculture — 2.8%
Altria Group, Inc.,
Gtd. Notes
2.450%	02/04/32	60	56,959
4.800%	02/14/29	6	6,776
5.950%	02/14/49	10	12,525
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28	20	19,511
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	20	19,656
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	02/02/26	40	38,832
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
0.875%	05/01/26	40	38,650
2.500%	11/02/22	30	30,431

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Agriculture (cont’d.)
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25	20	$21,596

			244,936

Airlines — 0.6%
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.750%	10/28/29	10	10,259
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.750%	10/20/28	10	10,939
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	10	10,689
United Airlines 2020-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.875%	07/15/27	18	18,698

			50,585

Auto Manufacturers — 5.4%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
1.000%	09/10/25	20	19,690
2.050%	01/10/23	30	30,427
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
0.800%	04/01/24	40	39,732
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32	10	10,238
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	17	18,199
6.125%	10/01/25	10	11,498
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 1.310%
1.528%(c)	06/30/22	30	30,123
Gtd. Notes
3.700%	05/09/23	20	20,601
4.250%	05/15/23	50	52,054
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.850%	11/01/22	30	30,436
3.400%	06/20/24	40	41,789
Sr. Unsec’d. Notes, 144A, MTN
0.800%	01/08/24	10	9,875
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A
1.050%	03/08/24	90	88,929
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.150%	08/13/27	20	19,383
1.800%	02/13/25	50	50,810

			473,784

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Banks — 6.4%
Bank of America Corp.,
Sr. Unsec’d. Notes
2.299%(ff)	07/21/32		20	$19,641
2.572%(ff)	10/20/32		10	10,048
Sr. Unsec’d. Notes, MTN
4.330%(ff)	03/15/50		20	24,759
Sub. Notes
2.482%(ff)	09/21/36		10	9,679
Sub. Notes, MTN, Series L
4.183%	11/25/27		50	54,734
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32		10	10,003
2.572%(ff)	06/03/31		10	10,083
3.668%(ff)	07/24/28		30	32,357
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.093%(ff)	12/09/26		20	19,486
2.383%(ff)	07/21/32		20	19,694
2.650%(ff)	10/21/32		10	10,066
3.800%	03/15/30		10	10,998
3.814%(ff)	04/23/29		20	21,768
Sub. Notes
5.150%	05/22/45		20	25,955
HSBC Holdings PLC (United Kingdom),
Sub. Notes
7.625%	05/17/32		10	13,803
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series KK
3.650%(ff)	06/01/26	(oo)	10	10,028
Sr. Unsec’d. Notes
3.897%(ff)	01/23/49		10	11,588
Sub. Notes
2.956%(ff)	05/13/31		110	113,838
M&T Bank Corp.,
Jr. Sub. Notes
3.500%(ff)	09/01/26	(oo)	10	9,776
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
1.340%(ff)	01/12/27		50	48,670
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32		10	9,797
Sub. Notes
2.484%(ff)	09/16/36		20	19,251
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
4.478%(ff)	04/04/31		10	11,595
5.013%(ff)	04/04/51		20	27,333
Westpac Banking Corp. (Australia),
Sub. Notes
2.668%(ff)	11/15/35		10	9,749

				564,699

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages — 0.9%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.600%	04/15/48	10	$12,239
4.750%	01/23/29	40	46,574
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.375%	03/15/31	10	9,436
1.650%	06/01/30	10	9,688

			77,937

Biotechnology — 0.7%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.250%	08/19/23	30	30,614
3.150%	02/21/40	20	20,467
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.750%	03/01/46	10	12,673

			63,754

Building Materials — 0.2%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.493%	02/15/27	20	20,532

Chemicals — 0.2%
PPG Industries, Inc.,
Sr. Unsec’d. Notes
1.200%	03/15/26	20	19,583

Commercial Services — 0.5%
Element Fleet Management Corp. (Canada),
Sr. Unsec’d. Notes, 144A
1.600%	04/06/24	10	10,023
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.300%	06/01/30	20	20,293
S&P Global, Inc.,
Gtd. Notes
1.250%	08/15/30	10	9,345

			39,661

Computers — 2.4%
Apple, Inc.,
Sr. Unsec’d. Notes
0.700%	02/08/26	40	39,073
1.400%	08/05/28	20	19,593
2.650%	05/11/50	20	19,646
3.350%	02/09/27	60	65,207
Fortinet, Inc.,
Sr. Unsec’d. Notes
1.000%	03/15/26	20	19,386
2.200%	03/15/31	20	19,575
Kyndryl Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
2.050%	10/15/26	10	9,751
3.150%	10/15/31	20	19,362

			211,593

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services — 4.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.000%	10/29/28		150	$152,249
Air Lease Corp.,
Sr. Unsec’d. Notes
1.875%	08/15/26		20	19,695
Sr. Unsec’d. Notes, MTN
2.300%	02/01/25		20	20,299
Aircastle Ltd.,
Sr. Unsec’d. Notes, 144A
5.250%	08/11/25		10	10,994
American Express Co.,
Jr. Sub. Notes
3.550%(ff)	09/15/26	(oo)	10	10,028
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
2.875%	02/15/25		10	10,208
3.950%	07/01/24		20	20,949
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series H
4.000%(ff)	12/01/30	(oo)	20	20,180
CI Financial Corp. (Canada),
Sr. Unsec’d. Notes
3.200%	12/17/30		30	30,835
LPL Holdings, Inc.,
Gtd. Notes, 144A
4.375%	05/15/31		10	10,231
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.300%	03/26/27		10	10,814
3.850%	03/26/50		20	24,044
Nasdaq, Inc.,
Sr. Unsec’d. Notes
2.500%	12/21/40		20	18,513
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A
2.875%	10/15/26		10	9,967
Visa, Inc.,
Sr. Unsec’d. Notes
1.100%	02/15/31		10	9,337
2.050%	04/15/30		10	10,109
4.300%	12/14/45		20	25,172

				413,624

Electric — 6.6%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.625%	01/12/23		200	205,532
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
2.650%	01/15/32		10	10,120
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
4.250%	10/15/50		20	24,420
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30		10	10,652

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
DTE Electric Co.,
First Mortgage, Series C
2.625%	03/01/31	10	$10,325
Duke Energy Indiana LLC,
First Mortgage
2.750%	04/01/50	10	9,433
Duke Energy Ohio, Inc.,
First Mortgage
2.125%	06/01/30	30	29,572
Edison International,
Jr. Sub. Notes, Series A
5.375%(ff)	03/15/26(oo)	10	10,451
Jr. Sub. Notes, Series B
5.000%(ff)	12/15/26(oo)	20	20,389
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	40	40,361
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31	20	27,014
Florida Power & Light Co.,
First Mortgage
3.150%	10/01/49	30	32,136
MidAmerican Energy Co.,
First Mortgage
3.650%	08/01/48	20	22,577
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	10	11,181
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
2.450%	12/02/27	20	19,843
Pacific Gas & Electric Co.,
First Mortgage
3.850%	11/15/23	40	41,130
San Diego Gas & Electric Co.,
Sr. Sec’d. Notes, Series VVV
1.700%	10/01/30	10	9,594
Sierra Pacific Power Co.,
General Ref. Mortgage
2.600%	05/01/26	20	20,809
Southern California Edison Co.,
First Mortgage
2.250%	06/01/30	10	9,903
First Mortgage, Series G
2.500%	06/01/31	10	10,063
Toledo Edison Co. (The),
First Mortgage, 144A
2.650%	05/01/28	10	10,109

			585,614

Electrical Components & Equipment — 0.2%
Emerson Electric Co.,
Sr. Unsec’d. Notes
2.000%	12/21/28	10	9,995
2.800%	12/21/51	10	9,804

			19,799

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electronics — 1.1%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
1.100%	03/01/27	20	$19,510
1.950%	06/01/30	30	29,853
TD SYNNEX Corp.,
Sr. Unsec’d. Notes, 144A
1.250%	08/09/24	30	29,655
Vontier Corp.,
Gtd. Notes, 144A
2.400%	04/01/28	20	19,490

			98,508

Environmental Control — 0.7%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24	30	30,876
Waste Management, Inc.,
Gtd. Notes
2.400%	05/15/23	30	30,534

			61,410

Foods — 0.4%
Hershey Co. (The),
Sr. Unsec’d. Notes
1.700%	06/01/30	10	9,787
Mars, Inc.,
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40	10	9,514
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	02/04/31	20	18,725

			38,026

Forest Products & Paper — 0.5%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
0.950%	05/15/26	40	38,726
Suzano Austria GmbH (Brazil),
Gtd. Notes, Series DM3N
3.125%	01/15/32	10	9,675

			48,401

Gas — 0.3%
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
4.100%	09/18/34	20	22,396

Healthcare-Services — 3.1%
Adventist Health System/West,
Bonds
2.952%	03/01/29	10	10,460
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.387%	10/15/49	20	22,169
Ascension Health,
Sr. Unsec’d. Notes, Series B
3.106%	11/15/39	20	21,308

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31	10	$9,798
Centene Corp.,
Sr. Unsec’d. Notes
4.625%	12/15/29	10	10,792
City of Hope,
Sr. Sec’d. Notes, Series 2013
5.623%	11/15/43	20	28,028
CommonSpirit Health,
Sr. Sec’d. Notes
1.547%	10/01/25	10	9,916
4.187%	10/01/49	30	34,984
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021
3.002%	06/01/51	10	10,310
Northwell Healthcare, Inc.,
Sec’d. Notes
3.809%	11/01/49	10	11,058
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
1.375%	11/15/25	10	9,948
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2032
2.044%	01/01/32	10	9,713
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A
2.532%	10/01/29	50	51,606
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2019
3.434%	12/01/48	30	32,592

			272,682

Home Builders — 0.2%
D.R. Horton, Inc.,
Gtd. Notes
2.500%	10/15/24	10	10,315
MDC Holdings, Inc.,
Gtd. Notes
2.500%	01/15/31	10	9,696

			20,011

Household Products/Wares — 0.2%
Clorox Co. (The),
Sr. Unsec’d. Notes
1.800%	05/15/30	10	9,701
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
1.050%	09/15/27	10	9,693

			19,394

Insurance — 3.6%
Allianz SE (Germany),
Jr. Sub. Notes, 144A
3.500%(ff)	11/17/25(oo)	200	200,243

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
American International Group, Inc.,
Sr. Unsec’d. Notes
3.400%	06/30/30	10	$10,842
AmFam Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
2.805%	03/11/31	20	20,435
GA Global Funding Trust,
Sec’d. Notes, 144A
1.000%	04/08/24	10	9,915
1.625%	01/15/26	20	19,845
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.375%	12/15/31	10	10,094
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50	10	11,381
Reliance Standard Life Global Funding II,
Sec’d. Notes, 144A
2.500%	10/30/24	20	20,574
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
3.300%	05/15/50	10	10,462

			313,791

Internet — 3.4%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
2.125%	02/09/31	200	193,186
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.100%	08/15/30	20	18,843
1.900%	08/15/40	10	9,114
Amazon.com, Inc.,
Sr. Unsec’d. Notes
1.200%	06/03/27	20	19,731
2.100%	05/12/31	30	30,332
3.150%	08/22/27	10	10,809
3.875%	08/22/37	10	11,747
eBay, Inc.,
Sr. Unsec’d. Notes
2.600%	05/10/31	10	10,126

			303,888

Iron/Steel — 0.7%
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26	50	58,048

Lodging — 1.4%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
2.900%	06/25/25	40	40,049
3.200%	08/08/24	20	20,324
3.500%	08/18/26	30	30,368

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/24	30	$31,418

			122,159

Machinery-Construction & Mining — 0.5%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
0.800%	11/13/25	10	9,808
1.100%	09/14/27	10	9,710
Caterpillar, Inc.,
Sr. Unsec’d. Notes
2.600%	04/09/30	10	10,437
3.250%	04/09/50	10	11,052

			41,007

Machinery-Diversified — 0.4%
Deere & Co.,
Sr. Unsec’d. Notes
3.100%	04/15/30	10	10,775
3.750%	04/15/50	10	11,997
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.565%	02/15/30	10	10,141

			32,913

Media — 4.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29	10	9,780
3.500%	06/01/41	10	9,747
3.500%	03/01/42	10	9,703
3.950%	06/30/62	10	9,662
5.050%	03/30/29	10	11,494
5.750%	04/01/48	20	24,973
Comcast Corp.,
Gtd. Notes
2.350%	01/15/27	30	31,023
3.400%	04/01/30	10	10,899
4.250%	10/15/30	90	103,875
Fox Corp.,
Sr. Unsec’d. Notes
4.030%	01/25/24	30	31,688
Time Warner Cable LLC,
Sr. Sec’d. Notes
6.550%	05/01/37	40	52,398
TWDC Enterprises 18 Corp.,
Gtd. Notes, MTN
1.850%	07/30/26	30	30,412
Walt Disney Co. (The),
Gtd. Notes
1.650%	09/01/22	30	30,230

			365,884

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining — 3.0%
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43	10	$13,609
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
2.875%	02/24/22	30	30,105
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23	20	20,697
5.450%	03/15/43	20	25,142
Glencore Canada Corp. (Switzerland),
Gtd. Notes
6.200%	06/15/35	50	61,434
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
2.625%	09/23/31	10	9,706
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
3.875%	04/23/25	50	53,532
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.900%	07/15/30	30	32,278
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27	20	21,782

			268,285

Miscellaneous Manufacturing — 0.5%
3M Co.,
Sr. Unsec’d. Notes
2.375%	08/26/29	30	30,782
Eaton Corp.,
Gtd. Notes
2.750%	11/02/22	10	10,170

			40,952

Oil & Gas — 8.8%
BP Capital Markets America, Inc.,
Gtd. Notes
3.000%	02/24/50	90	88,649
Chevron Corp.,
Sr. Unsec’d. Notes
2.954%	05/16/26	20	21,203
3.078%	05/11/50	10	10,625
Chevron USA, Inc.,
Gtd. Notes
1.018%	08/12/27	10	9,651
2.343%	08/12/50	10	9,235
3.850%	01/15/28	10	11,111
Cimarex Energy Co.,
Sr. Unsec’d. Notes
4.375%	03/15/29	10	10,737
Continental Resources, Inc.,
Gtd. Notes
4.375%	01/15/28	10	10,821
Gtd. Notes, 144A
2.268%	11/15/26	10	9,930

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Coterra Energy, Inc.,
Sr. Unsec’d. Notes, 144A
3.900%	05/15/27	20	$21,545
4.375%	03/15/29	20	22,476
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30	6	6,440
5.600%	07/15/41	20	25,178
5.850%	12/15/25	30	34,323
Devon OEI Operating LLC,
Gtd. Notes
7.500%	09/15/27	20	24,131
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26	20	21,112
3.500%	12/01/29	10	10,599
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.625%	11/02/31	10	9,714
5.875%	09/18/23	20	21,206
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.375%	04/15/30	10	11,561
EQT Corp.,
Sr. Unsec’d. Notes, 144A
3.125%	05/15/26	10	10,281
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
3.452%	04/15/51	20	21,703
3.482%	03/19/30	10	10,974
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.400%	08/15/49	20	20,327
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.250%	03/17/24	30	32,412
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
0.550%	05/15/23	40	39,853
1.125%	01/15/26	20	19,454
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26	200	196,037
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	04/06/50	10	10,659
4.000%	05/10/46	20	23,322

			775,269

Packaging & Containers — 0.1%
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A
1.512%	04/15/26	10	9,826

Pharmaceuticals — 6.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	120	126,405

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
4.685%	12/15/44	10	$12,574
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	10	9,467
3.250%	02/27/27	50	54,078
Cigna Corp.,
Gtd. Notes
3.250%	04/15/25	20	21,073
3.875%	10/15/47	20	22,204
Sr. Unsec’d. Notes
2.400%	03/15/30	40	40,276
CVS Health Corp.,
Sr. Unsec’d. Notes
1.300%	08/21/27	10	9,706
2.125%	09/15/31	10	9,802
2.625%	08/15/24	100	103,583
4.780%	03/25/38	20	24,369
5.050%	03/25/48	20	26,169
Johnson & Johnson,
Sr. Unsec’d. Notes
0.950%	09/01/27	10	9,782
2.100%	09/01/40	10	9,473
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.450%	06/24/30	10	9,566
1.900%	12/10/28	20	20,087
2.350%	06/24/40	10	9,558
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.550%	05/28/40	10	9,945
3.000%	12/15/26	20	21,548

			549,665

Pipelines — 6.0%
DCP Midstream Operating LP,
Gtd. Notes
3.250%	02/15/32	10	10,133
Energy Transfer LP,
Jr. Sub. Notes, Series B
6.625%(ff)	02/15/28(oo)	10	9,494
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	20	20,408
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	20	20,527
Sr. Unsec’d. Notes
3.750%	05/15/30	10	10,628
4.950%	06/15/28	20	22,553
Enterprise Products Operating LLC,
Gtd. Notes
3.300%	02/15/53	10	9,968
3.950%	01/31/60	10	10,794
4.150%	10/16/28	30	33,658
Gtd. Notes, Series D
6.875%	03/01/33	10	13,538

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.300%	10/01/31	30	$29,406
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24	30	31,841
7.300%	08/15/33	10	13,771
MPLX LP,
Sr. Unsec’d. Notes
3.375%	03/15/23	50	51,282
4.800%	02/15/29	40	45,730
Northwest Pipeline LLC,
Sr. Unsec’d. Notes
7.125%	12/01/25	40	47,226
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32	10	13,910
Sr. Unsec’d. Notes, 144A
0.625%	04/28/23	20	19,922
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes
7.000%	03/15/27	10	12,416
7.000%	10/15/28	10	12,794
Gtd. Notes, 144A
2.900%	03/01/30	10	10,175
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	10	10,545
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.600%	03/15/22	50	50,048
8.750%	03/15/32	10	14,833

			525,600

Real Estate Investment Trusts (REITs) — 0.6%
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.250%	12/01/31	20	19,492
Prologis LP,
Sr. Unsec’d. Notes
1.250%	10/15/30	10	9,314
Simon Property Group LP,
Sr. Unsec’d. Notes
3.250%	11/30/26	20	21,423

			50,229

Retail — 1.8%
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.375%	06/20/27	20	19,856
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.900%	12/06/28	10	11,289
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
1.700%	09/15/28	20	19,594
1.700%	10/15/30	10	9,500

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.800%	04/01/28	30	$32,973
Nordstrom, Inc.,
Sr. Unsec’d. Notes
2.300%	04/08/24	20	19,993
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
1.150%	05/15/28	20	19,274
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31	10	9,903
2.375%	09/24/29	2	2,081
2.650%	09/22/51	10	10,221

			154,684

Semiconductors — 2.6%
Applied Materials, Inc.,
Sr. Unsec’d. Notes
2.750%	06/01/50	10	10,061
Broadcom, Inc.,
Gtd. Notes
4.150%	11/15/30	20	22,180
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	20	20,104
3.187%	11/15/36	10	10,032
Intel Corp.,
Sr. Unsec’d. Notes
2.800%	08/12/41	10	9,971
3.100%	02/15/60	10	10,076
3.900%	03/25/30	20	22,734
Lam Research Corp.,
Sr. Unsec’d. Notes
1.900%	06/15/30	10	9,830
Microchip Technology, Inc.,
Sr. Sec’d. Notes
0.972%	02/15/24	20	19,830
Sr. Sec’d. Notes, 144A
0.983%	09/01/24	10	9,826
Micron Technology, Inc.,
Sr. Unsec’d. Notes
2.703%	04/15/32	10	10,041
NVIDIA Corp.,
Sr. Unsec’d. Notes
1.550%	06/15/28	30	29,615
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A
3.400%	05/01/30	10	10,663
Qorvo, Inc.,
Gtd. Notes, 144A
1.750%	12/15/24	10	10,008
Skyworks Solutions, Inc.,
Sr. Unsec’d. Notes
1.800%	06/01/26	10	9,905

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
2.900%	11/03/27	10	$10,721

			225,597

Software — 2.4%
Adobe, Inc.,
Sr. Unsec’d. Notes
2.150%	02/01/27	20	20,559
2.300%	02/01/30	30	30,669
Intuit, Inc.,
Sr. Unsec’d. Notes
0.650%	07/15/23	10	9,975
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	08/08/26	50	52,328
2.921%	03/17/52	20	21,178
Oracle Corp.,
Sr. Unsec’d. Notes
2.650%	07/15/26	50	51,439
salesforce.com, Inc.,
Sr. Unsec’d. Notes
1.500%	07/15/28	10	9,885
1.950%	07/15/31	20	19,809

			215,842

Telecommunications — 7.4%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.650%	02/01/28	100	97,932
2.250%	02/01/32	10	9,676
2.750%	06/01/31	10	10,198
3.100%	02/01/43	20	19,369
4.250%	03/01/27	10	11,097
4.300%	02/15/30	10	11,267
4.500%	03/09/48	10	11,671
6.375%	03/01/41	10	14,018
6.950%	01/15/28	10	12,475
Bell Telephone Co. of Canada or Bell Canada (The) (Canada),
Gtd. Notes, Series US-3
0.750%	03/17/24	40	39,610
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
8.750%	06/15/30	10	14,540
T-Mobile USA, Inc.,
Gtd. Notes
2.625%	02/15/29	10	9,843
Sr. Sec’d. Notes
2.050%	02/15/28	10	9,946
2.250%	11/15/31	30	29,107
2.550%	02/15/31	10	9,953
3.875%	04/15/30	20	21,885
4.375%	04/15/40	10	11,401
Sr. Sec’d. Notes, 144A
2.700%	03/15/32	20	20,141

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.500%	09/18/30		10	$9,380
2.550%	03/21/31		10	10,102
2.650%	11/20/40		20	18,983
2.875%	11/20/50		10	9,498
3.400%	03/22/41		30	31,484
3.550%	03/22/51		110	118,533
4.329%	09/21/28		60	68,239
4.400%	11/01/34		10	11,642
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	05/30/28		10	11,267

				653,257

Transportation — 0.8%
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.450%	12/02/31		30	30,533
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.891%	04/06/36		20	20,931
3.750%	03/15/24		20	21,030

				72,494

TOTAL CORPORATE BONDS
(cost $8,393,925)				8,486,780

SOVEREIGN BONDS — 0.6%
Mexican Bonos (Mexico),
Sr. Unsec’d. Notes, Series M30
8.500%	11/18/38	MXN	830	42,691
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		10	9,957

TOTAL SOVEREIGN BONDS
(cost $55,773)				52,648

TOTAL LONG-TERM INVESTMENTS
(cost $8,623,130)				8,713,053

		Shares
SHORT-TERM INVESTMENT — 0.3%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $21,006)(wa)			21,006	21,006

TOTAL INVESTMENTS—99.1%
(cost $8,644,136)				8,734,059
Other assets in excess of liabilities(z) — 0.9%				83,480

NET ASSETS — 100.0%				$8,817,539

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2021.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
3	2 Year U.S. Treasury Notes	Mar. 2022	$654,516	$(280)
13	5 Year U.S. Treasury Notes	Mar. 2022	1,572,695	2,275

				1,995

Short Positions:
5	10 Year U.S. Treasury Notes	Mar. 2022	652,344	(4,106)
1	20 Year U.S. Treasury Bonds	Mar. 2022	160,437	(2,002)
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2022	197,125	(5,129)

				(11,237)

				$(9,242)

Forward foreign currency exchange contracts outstanding at December 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/18/22	Goldman Sachs Bank USA	GBP 20	$26,254	$26,664	$410	$—
Mexican Peso,
Expiring 01/18/22	Citibank, N.A.	MXN 545	26,204	26,538	334	—

			$52,458	$53,202	744	—

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/18/22	Citibank, N.A.	GBP 1	$931	$953	$—	$(22)
Expiring 01/18/22	Goldman Sachs Bank USA	GBP 18	24,734	24,532	202	—

			$25,665	$25,485	202	(22)

					$946	$(22)

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Credit default swap agreements outstanding at December 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2021(4)	Value at Trade Date	Value at December 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.37	12/20/26	1.000%(Q)	220	0.493%	$4,607	$5,447	$840

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$87,009	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Security
Student Loan	$ —	$ 45,679	$—
Bank Loans	—	107,861	—
Convertible Bond	—	20,085	—

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds	$—	$8,486,780	$—
Sovereign Bonds	—	52,648	—
Short-Term Investment
Affiliated Mutual Fund	21,006	—	—

Total	$21,006	$8,713,053	$—

Other Financial Instruments*
Assets
Futures Contracts	$2,275	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	946	—
Centrally Cleared Credit Default Swap Agreement.	—	840	—

Total	$2,275	$1,786	$—

Liabilities
Futures Contracts	$(11,517)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(22)	—

Total	$(11,517)	$(22)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Oil & Gas	8.9%
Telecommunications	7.4
Electric	6.6
Banks	6.4
Pharmaceuticals	6.3
Pipelines	6.0
Auto Manufacturers	5.4
Diversified Financial Services	4.7
Media	4.1
Aerospace & Defense	3.9
Insurance	3.6
Internet	3.4
Healthcare-Services	3.3
Mining	3.0
Agriculture	2.8
Semiconductors	2.6
Software	2.4
Computers	2.4
Retail	1.9
Lodging	1.4
Electronics	1.1
Transportation	0.9
Beverages	0.9
Airlines	0.9
Real Estate Investment Trusts (REITs)	0.8
Forest Products & Paper	0.7
Biotechnology	0.7
Environmental Control	0.7
Iron/Steel	0.7
Sovereign Bonds	0.6

Student Loan	0.5%
Machinery-Construction & Mining	0.5
Miscellaneous Manufacturing	0.5
Commercial Services	0.5
Foods	0.4
Machinery-Diversified	0.4
Gas	0.3
Affiliated Mutual Fund	0.3
Building Materials	0.2
Home Builders	0.2
Electrical Components & Equipment	0.2
Chemicals	0.2
Household Products/Wares	0.2
Packaging & Containers	0.1
Leisure Time	0.1

99.1
Other assets in excess of liabilities	0.9

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$840	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	946		Unrealized depreciation on OTC forward foreign currency exchange contracts	22
Interest rate contracts	Due from/to broker-variation margin futures	2,275	*	Due from/to broker-variation margin futures	11,517	*

		$4,061			$11,539

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$34
Foreign exchange contracts	—	686	—
Interest rate contracts	13,675	—	—

Total	$13,675	$686	$34

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$840
Foreign exchange contracts	—	676	—
Interest rate contracts	(12,515)	—	—

Total	$(12,515)	$676	$840

For the year ended December 31, 2021, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$1,607,692	$882,828	$37,254

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2021

Forward Foreign Currency Exchange Contracts—Sold(2)
$15,459

Credit Default Swap Agreements— Sell Protection(1)
$44,000

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$334	$(22)	$312	$—	$312
Goldman Sachs Bank USA	612	—	612	—	612

	$946	$(22)	$924	$—	$924

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2021

ASSETS
Investments at value:
Unaffiliated investments (cost $8,623,130)	$8,713,053
Affiliated investments (cost $21,006)	21,006
Foreign currency, at value (cost $3,456)	3,484
Deposit with broker for centrally cleared/exchange-traded derivatives	87,009
Dividends and interest receivable	66,885
Due from Manager	2,655
Unrealized appreciation on OTC forward foreign currency exchange contracts	946
Due from broker-variation margin swaps	83
Receivable for investments sold	25
Prepaid expenses and other assets	1,171

Total Assets	8,896,317

LIABILITIES
Audit fee payable	45,000
Payable for investments purchased	9,975
Custodian and accounting fees payable	9,249
Accrued expenses and other liabilities	8,186
Payable for Portfolio shares purchased	4,212
Due to broker-variation margin futures	1,383
Affiliated transfer agent fee payable	451
Trustees’ fees payable	300
Unrealized depreciation on OTC forward foreign currency exchange contracts	22

Total Liabilities	78,778

NET ASSETS	$8,817,539

Net assets were comprised of:
Partners’ Equity	$8,817,539

Net asset value and redemption price per share, $8,817,539 / 817,572 shares of beneficial interest issued and outstanding	$10.79

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$211,935
Affiliated dividend income	226
Affiliated income from securities lending, net	31

Total income	212,192

EXPENSES
Management fee	47,312
Audit fee	46,700
Custodian and accounting fees	38,281
Legal fees and expenses	25,185
Shareholders’ reports	10,179
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,607)	7,398
Pricing fees	5,059
Miscellaneous	14,100

Total expenses	203,814
Less: Fee waiver and/or expense reimbursement	(150,505)

Net expenses	53,309

NET INVESTMENT INCOME (LOSS)	158,883

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(17))	21,837
Futures transactions	13,675
Forward currency contract transactions	686
Swap agreements transactions	34
Foreign currency transactions	(228)

36,004

Net change in unrealized appreciation (depreciation) on:
Investments	(301,141)
Futures	(12,515)
Forward currency contracts	676
Swap agreements	840
Foreign currencies	31

(312,109)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(276,105)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(117,222)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$158,883	$127,514
Net realized gain (loss) on investment and foreign currency transactions	36,004	314
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(312,109)	376,852

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(117,222)	504,680

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [35,033 and 286,571 shares, respectively]	375,688	3,058,686
Portfolio shares purchased [27,088 and 4,585 shares, respectively]	(290,562)	(48,757)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	85,126	3,009,929

TOTAL INCREASE (DECREASE)	(32,096)	3,514,609
NET ASSETS:
Beginning of year	8,849,635	5,335,026

End of year	$8,817,539	$8,849,635

SEE NOTES TO FINANCIAL STATEMENTS.

A178

Financial Highlights

AST American Funds Growth Allocation Portfolio

	Year Ended December 31,			April 30, 2018(a) through
	2021	2020	2019	December 31, 2018
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$14.25	$11.68	$9.55	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	0.11	0.21	0.46
Net realized and unrealized gain (loss) on investment transactions	2.00	2.46	1.92	(0.91)

Total from investment operations	2.10	2.57	2.13	(0.45)

Net Asset Value, end of period	$16.35	$14.25	$11.68	$9.55

Total Return(c)	14.74%	22.00%	22.30%	(4.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,453	$1,323	$977	$298
Average net assets (in millions)	$1,403	$1,043	$663	$151
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.61%	0.61%	0.61%	0.60	%(e)
Expenses before waivers and/or expense reimbursement	0.93%	0.94%	0.95%	1.01	%(e)
Net investment income (loss)	0.65%	0.85%	1.93%	6.86	%(e)
Portfolio turnover rate(f)	10%	68%	13%	20%

AST BlackRock 60/40 Target Allocation ETF Portfolio

	Year Ended December 31,		January 02, 2019(a) through
	2021	2020	December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$13.81	$11.93	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.25	0.17	0.28
Net realized and unrealized gain (loss) on investment transactions	1.35	1.71	1.65

Total from investment operations	1.60	1.88	1.93

Net Asset Value, end of period	$15.41	$13.81	$11.93

Total Return(c)	11.59%	15.76%	19.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$253	$235	$147
Average net assets (in millions)	$247	$183	$63
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.57%	0.59%	0.63	%(e)
Expenses before waivers and/or expense reimbursement	0.83%	0.86%	0.94	%(e)
Net investment income (loss)	1.71%	1.40%	2.42	%(e)
Portfolio turnover rate(f)	66%	112%	37%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B1

Financial Highlights

AST BlackRock 80/20 Target Allocation ETF Portfolio

	Year Ended December 31,		January 02, 2019(a) through
	2021	2020	December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$14.63	$12.36	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27	0.15	0.29
Net realized and unrealized gain (loss) on investment transactions	2.07	2.12	2.07

Total from investment operations	2.34	2.27	2.36

Net Asset Value, end of period	$16.97	$14.63	$12.36

Total Return(c)	15.99%	18.37%	23.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$366	$322	$200
Average net assets (in millions)	$348	$241	$84
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.56%	0.58%	0.64	%(e)
Expenses before waivers and/or expense reimbursement	0.82%	0.84%	0.90	%(e)
Net investment income (loss)	1.71%	1.16%	2.49	%(e)
Portfolio turnover rate(f)	53%	133%	38%

AST BlackRock Corporate Bond Portfolio

	Year Ended December 31,		August 19, 2019(a) through
	2021	2020	December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$11.18	$10.11	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.21	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.33)	0.86	0.03

Total from investment operations	(0.16)	1.07	0.11

Net Asset Value, end of period	$11.02	$11.18	$10.11

Total Return(c)	(1.43)%	10.58%	1.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$10	$9	$5
Average net assets (in millions)	$9	$6	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%	0.60	%(e)
Expenses before waivers and/or expense reimbursement	2.23%	2.90%	4.90	%(e)
Net investment income (loss)	1.52%	1.94%	2.18	%(e)
Portfolio turnover rate(f)	97%	172%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

B2

Financial Highlights

AST Global Bond Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.31	$11.79	$11.02		$10.65		$10.39

Income (Loss) From Investment Operations:
Net investment income (loss)	0.06	0.07	0.11		0.11		0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.23)	0.45	0.66		0.26		0.16

Total from investment operations	(0.17)	0.52	0.77		0.37		0.26

Capital Contributions	—	—	—	(b)(c)	—	(b)(c)	—

Net Asset Value, end of year	$12.14	$12.31	$11.79		$11.02		$10.65

Total Return(d)	(1.46)%	4.50%	6.99	%(e)	3.47	%(e)	2.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$462	$4,070	$2,556		$1,892		$2,008
Average net assets (in millions)	$2,352	$2,305	$2,277		$2,006		$1,977
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.84%	0.88%	0.90%		0.90%		0.90%
Expenses before waivers and/or expense reimbursement	0.90%	0.90%	0.90%		0.90%		0.90%
Net investment income (loss)	0.53%	0.58%	0.96%		1.04%		0.93%
Portfolio turnover rate(g)(h)	287%	174%	78%		80%		73%

AST PIMCO Corporate Bond Portfolio

	Year Ended December 31,		August 19, 2019(i) through
	2021	2020	December 31, 2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$10.93	$10.11	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.20	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions.	(0.27)	0.62	0.03

Total from investment operations	(0.11)	0.82	0.11

Net Asset Value, end of period	$10.82	$10.93	$10.11

Total Return(d)	(1.01)%	8.11%	1.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$10	$10	$5
Average net assets (in millions)	$10	$6	$5
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%	0.60	%(j)
Expenses before waivers and/or expense reimbursement	2.10%	2.85%	4.98	%(j)
Net investment income (loss)	1.53%	1.89%	2.11	%(j)
Portfolio turnover rate(h)	69%	41%	177%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of operations.
(j)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

B3

Financial Highlights

AST Prudential Corporate Bond Portfolio

	Year Ended December 31,		August 19, 2019(a) through
	2021	2020	December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.96	$10.18	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.22	0.09
Net realized and unrealized gain (loss) on investment transactions	(0.29)	0.56	0.09

Total from investment operations	(0.09)	0.78	0.18

Net Asset Value, end of period	$10.87	$10.96	$10.18

Total Return(c)	(0.82)%	7.66%	1.80%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12	$12	$6
Average net assets (in millions)	$12	$7	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%	0.60	%(e)
Expenses before waivers and/or expense reimbursement	1.72%	2.35%	4.72	%(e)
Net investment income (loss)	1.84%	2.06%	2.40	%(e)
Portfolio turnover rate(f)	15%	30%	155%

AST Prudential Flexible Multi-Strategy Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(b):
Net Asset Value, beginning of year	$15.54	$14.29	$12.44		$13.31		$11.38

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08	0.06	0.08		0.04		0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.99	1.19	1.77		(0.91)		1.92

Total from investment operations	2.07	1.25	1.85		(0.87)		1.93

Capital Contributions	—	—	—	(g)(h)	—	(g)(h)	—

Net Asset Value, end of year	$17.61	$15.54	$14.29		$12.44		$13.31

Total Return(c)	13.32%	8.75%	14.87	%(i)	(6.54	)%(i)	16.96%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$138	$131	$96		$83		$84
Average net assets (in millions)	$136	$111	$90		$87		$72
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.95%	0.77%	0.82%		0.76%		0.68%
Expenses before waivers and/or expense reimbursement	1.29%	1.37%	1.53%		1.56%		1.57%
Net investment income (loss)	0.50%	0.45%	0.63%		0.33%		0.04%
Portfolio turnover rate(f)	40%	115%	44%		27%		39%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(g)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(h)	Amount rounds to zero.
(i)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

B4

Financial Highlights

AST QMA International Core Equity Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.45	$12.62	$10.80		$12.77		$10.25

Income (Loss) From Investment Operations:
Net investment income (loss)	0.43	0.21	0.28		0.26		0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.20	0.62 (b)	1.54		(2.23)		2.28

Total from investment operations	1.63	0.83	1.82		(1.97)		2.52

Capital Contributions	—	—	—	(c)(d)	—	(c)(d)	—

Net Asset Value, end of year	$15.08	$13.45	$12.62		$10.80		$12.77

Total Return(e)	12.12%	6.58%	16.85	%(f)	(15.43	)%(f)	24.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$80	$1,306	$1,358		$1,116		$940
Average net assets (in millions)	$623	$1,111	$1,272		$935		$886
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.00%	1.01%	1.00%		1.00%		1.00%
Expenses before waivers and/or expense reimbursement	1.02%	1.01%	1.00%		1.01%		1.02%
Net investment income (loss)	3.02%	1.77%	2.36%		2.08%		2.06%
Portfolio turnover rate(h)	85%	112%	108%		129%		108%

AST T. Rowe Price Corporate Bond Portfolio

	Year Ended December 31,		August 19, 2019(i) through
	2021	2020	December 31, 2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$10.94	$10.13	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.24	0.09
Net realized and unrealized gain (loss) on investment transactions	(0.31)	0.57	0.04

Total from investment operations	(0.11)	0.81	0.13

Net Asset Value, end of period	$10.83	$10.94	$10.13

Total Return(e)	(1.01)%	8.00%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$8	$8	$5
Average net assets (in millions)	$8	$6	$5
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%	0.60	%(j)
Expenses before waivers and/or expense reimbursement	2.33%	2.85%	4.96	%(j)
Net investment income (loss)	1.84%	2.27%	2.40	%(j)
Portfolio turnover rate(h)	53%	73%	44%

(a)	Calculated based on average shares outstanding during the period.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of operations.
(j)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

B5

Financial Highlights

AST T. Rowe Price Diversified Real Growth Portfolio

	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.32	$14.99	$12.28		$13.21		$11.14

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19	0.14	0.20		0.20		0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.08	2.19	2.51		(1.13)		1.91

Total from investment operations	2.27	2.33	2.71		(0.93)		2.07

Capital Contributions	—	—	—	(b)(c)	—	(b)(c)	—

Net Asset Value, end of year	$19.59	$17.32	$14.99		$12.28		$13.21

Total Return(d)	13.17%	15.48%	22.07	%(e)	(7.04	)%(e)	18.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$170	$160	$94		$60		$59
Average net assets (in millions)	$168	$126	$84		$63		$49
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	0.99%		0.99%		0.99%
Expenses before waivers and/or expense reimbursement	1.25%	1.35%	1.59%		1.92%		1.95%
Net investment income (loss)	1.00%	0.91%	1.44%		1.51%		1.26%
Portfolio turnover rate(g)	60%	90%	66%		56%		44%

AST Western Asset Corporate Bond Portfolio

	Year Ended December 31,		August 19, 2019(h) through
	2021	2020	December 31, 2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$10.93	$10.11	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19	0.21	0.08
Net realized and unrealized gain (loss) on investment transactions	(0.33)	0.61	0.03

Total from investment operations	(0.14)	0.82	0.11

Net Asset Value, end of period	$10.79	$10.93	$10.11

Total Return(d)	(1.28)%	8.11%	1.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9	$9	$5
Average net assets (in millions)	$9	$6	$5
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%	0.60	%(i)
Expenses before waivers and/or expense reimbursement	2.29%	2.76%	4.85	%(i)
Net investment income (loss)	1.79%	2.00%	2.16	%(i)
Portfolio turnover rate(g)	54%	56%	85%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Commencement of operations.
(i)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

B6

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2021 consisted of 71 separate portfolios. The information presented in these financial statements pertains only to the 12 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Investment Objective(s)	Subadviser(s)
AST American Funds Growth Allocation Portfolio (“American Funds Growth Allocation”)	Long-term growth of capital and secondarily to generate income.	Capital International, Inc.

AST BlackRock 60/40 Target Allocation ETF Portfolio (“BlackRock 60/40 Target Allocation ETF”)	Long-term capital appreciation.	BlackRock Financial Management, Inc.

AST BlackRock 80/20 Target Allocation ETF Portfolio (“BlackRock 80/20 Target Allocation ETF”)	Long-term capital appreciation.	BlackRock Financial Management, Inc.

AST BlackRock Corporate Bond Portfolio (“BlackRock Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	BlackRock Financial Management, Inc.

AST Global Bond Portfolio (“Global Bond”)	Consistent excess returns over the Bloomberg Barclays Global Aggregate Bond Index (US Hedged).	AllianceBernstein, L.P. / Goldman Sachs Asset Management, L.P. (“GSAM”) / Wellington Management Company, LLP

AST PIMCO Corporate Bond Portfolio (“PIMCO Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	Pacific Investment Management Company LLC

AST Prudential Corporate Bond Portfolio (“Prudential Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	PGIM Fixed Income (“PFI”), a business unit of PGIM, Inc.; PGIM Limited

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Portfolio	Investment Objective(s)	Subadviser(s)

AST Prudential Flexible Multi-Strategy Portfolio (“Prudential Flexible Multi-Strategy”)	Capital appreciation.	Jennison Associates, LLC (a wholly-owned subsidiary of PGIM, Inc.) / PGIM Limited / PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantitative Solutions” a wholly-owned subsidiary of PGIM, Inc.) / PGIM Fixed Income (“PFI”), which is a business unit of PGIM, Inc.*

AST QMA International Core Equity Portfolio (“QMA International Core Equity”)	Long-term capital appreciation.	PGIM Quantitative Solutions

AST T. Rowe Price Corporate Bond Portfolio (“T. Rowe Price Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	T. Rowe Price Associates, Inc.

AST T. Rowe Price Diversified Real Growth Portfolio (“T. Rowe Price Diversified Real Growth”)	Long-term capital appreciation and secondarily, income.	T. Rowe Price Associates, Inc. / T. Rowe Price International Ltd / T. Rowe Price Japan, Inc. / T. Rowe Price Hong Kong Limited (“T. Rowe”)

AST Western Asset Corporate Bond Portfolio (“Western Asset Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	Western Asset Management Company, LLC; Western Asset Management Company Limited – UK; Western Asset Management Company Ltd. – Japan; Western Asset Management Company Pte. Ltd. – Singapore

*

The asset allocation strategy for the Portfolio is determined by PGIM Quantitative Solutions, as described in the Portfolio’s Prospectus. During the year ended December 31, 2021, Jennison and PFI/PGIM Limited were not allocated assets to manage.

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading.

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As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3

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in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts,

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as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the

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financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the

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terms of the agreement.

Bank Loans: Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

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Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Master Limited Partnerships (MLPs): Certain Portfolios invested in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax

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reporting periods have concluded.

Private Investment in Public Equity (PIPE): The Portfolio may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common equity. Shares in PIPEs generally are not registered with the SEC until after a certain time-period from the date the private sale is completed (“Restricted Period”), which can last for several months. Until the public registration process is completed, PIPEs are restricted as to resale and the Portfolio cannot freely trade the securities.

Special Purpose Acquisition Companies (SPACs): SPACs are collective investment structures that allow public stock market qualified investors to invest in PIPE shares. SPACs are shell companies, that have no operations but go public with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). The Portfolios may enter into a commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its merger or acquisition. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Investment Manager has engaged the firms referenced in Note 1 above as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager may be recouped by the Investment

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Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

American Funds Growth	0.6825% first $300 million;	0.34%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% in excess of $10 billion

BlackRock 60/40 Target Allocation ETF	0.525% first $300 million;	0.27%
	0.515% on next $200 million;
	0.505% on next $250 million;
	0.495% on next $2.5 billion;
	0.485% on next $2.75 billion;
	0.455% on next $4 billion;
	0.435% in excess of $10 billion
BlackRock 80/20 Target Allocation ETF	0.525% first $300 million;	0.26%
	0.515% on next $200 million;
	0.505% on next $250 million;
	0.495% on next $2.5 billion;
	0.485% on next $2.75 billion;
	0.455% on next $4 billion;
	0.435% in excess of $10 billion

BlackRock Corporate Bond	0.5325% first $300 million;	—%#
	0.5225% on next $200 million;
	0.5125% on next $250 million;
	0.5025% on next $2.5 billion;
	0.4925% on next $2.75 billion;
	0.4625% on next $4 billion;
	0.4425% on next $2.5 billion;
	0.4225% on next $2.5 billion;
	0.4025% on next $5 billion;
	0.3825% in excess of $20 billion

Global Bond	0.64% first $300 million;	0.56%
	0.63% on next $200 million;
	0.62% on next $250 million;
	0.61% on next $2.5 billion;
	0.60% on next $2.75 billion;
	0.57% on next $4 billion;
	0.55% in excess of $10 billion

PIMCO Corporate Bond	0.5325% first $300 million;	—%#
	0.5225% on next $200 million;
	0.5125% on next $250 million;
	0.5025% on next $2.5 billion;
	0.4925% on next $2.75 billion;
	0.4625% on next $4 billion;
	0.4425% on next $2.5 billion;
	0.4225% on next $2.5 billion;
	0.4025% on next $5 billion;
	0.3825% in excess of $20 billion

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Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

Prudential Corporate Bond*	0.5325% first $300 million;	—%#
	0.5225% on next $ 200 million;
	0.5125% on next $ 250 million;
	0.5025% on next $2.5 billion;
	0.4925% on next $ 2.75 billion;
	0.4625% on next $ 4 billion;
	0.4425% on next $2.5 billion;
	0.4225% on next $2.5 billion;
	0.4025% on next $ 5 billion;
	0.3825% in excess of $20 billion

Prudential Flexible Multi-Strategy	0.7825% first $300 million;	0.49%
	0.7725% on next $ 200 million;
	0.7625% on next $ 250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $ 2.75 billion;
	0.7125% on next $ 4 billion;
	0.6925% in excess of $10 billion

QMA International Core Equity	0.7325% first $300 million;	0.70%
	0.7225% on next $ 200 million;
	0.7125% on next $ 250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $ 2.75 billion;
	0.6625% on next $ 4 billion;
	0.6425% in excess of $10 billion

T. Rowe Price Corporate Bond	0.5325% first $300 million;	—%#
	0.5225% on next $ 200 million;
	0.5125% on next $ 250 million;
	0.5025% on next $2.5 billion;
	0.4925% on next $ 2.75 billion;
	0.4625% on next $ 4 billion;
	0.4425% on next $2.5 billion;
	0.4225% on next $2.5 billion;
	0.4025% on next $ 5 billion;
	0.3825% in excess of $20 billion

T. Rowe Price Diversified Real Growth	0.7325% first $300 million;	0.48%
	0.7225% on next $ 200 million;
	0.7125% on next $ 250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $ 2.75 billion;
	0.6625% on next $ 4 billion;
	0.6425% in excess of $10 billion

Western Asset Corporate Bond	0.5325% first $300 million;	—%#
	0.5225% on next $ 200 million;
	0.5125% on next $ 250 million;
	0.5025% on next $2.5 billion;
	0.4925% on next $ 2.75 billion;
	0.4625% on next $ 4 billion;
	0.4425% on next $2.5 billion;
	0.4225% on next $2.5 billion;
	0.4025% on next $ 5 billion;
	0.3825% in excess of $20 billion

Portfolio	Fee Waivers and/or Expense Limitations

American Funds Growth Allocation	contractually limit expenses to 0.92% through June 30, 2022(a)(b)

BlackRock 60/40 Target Allocation ETF	contractually limit expenses to 0.75% through June 30, 2022(a)(b)

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Portfolio	Fee Waivers and/or Expense Limitations

BlackRock 80/20 Target Allocation ETF	contractually limit expenses to 0.75% through June 30, 2022(a)(b)

BlackRock Corporate Bond	contractually limit expenses to 0.60% through June 30, 2022
Global Bond	contractually waive 0.0412% through June 30, 2022;
contractually limit expenses to
0.88% through June 4, 2021;
effective June 5, 2021,
contractually limit expenses to
0.84% through June 30, 2023

PIMCO Corporate Bond	contractually limit expenses to

0.60% through June 30, 2022
Prudential Corporate Bond	contractually limit expenses to
0.60% through June 30, 2022

Prudential Flexible Multi-Strategy	contractually limit expenses to 1.15% through June 30, 2022(c)(d)
QMA International Core Equity	effective June 5, 2021,
contractually limit expenses to
0.99% through June 30, 2023

T. Rowe Price Corporate Bond	contractually limit expenses to

0.60% through June 30, 2022
T. Rowe Price Diversified Real Growth	contractually waive 0.0128%
through June 30, 2022
contractually limit expenses to 1.05% through June 30, 2022(a)(b)

Western Asset Corporate Bond	contractually limit expenses to

0.60% through June 30, 2022

#	The waivers and/or expense reimbursements exceeded the effective management fee rate for the current period due to expense limitations described above.

*	Management fees are calculated based on an aggregation of net assets with AST Multi-Sector Fixed Income Portfolio.

(a)

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

(b)	Expense limitation includes the acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the Subadviser.

(c)	Expense limitation includes the acquired fund fees and expenses due to investments in underlying portfolios of the Trust and funds of other affiliated investment companies.

(d)

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust and funds of other affiliated investment companies due to the Portfolio’s investment in any such portfolios/funds. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with

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the exception of BlackRock Corporate Bond, PIMCO Corporate Bond, Prudential Corporate Bond, T. Rowe Price Corporate Bond and Western Asset Corporate Bond. In addition, the 12b-1 fee is waived for the assets of Prudential Flexible Multi-Strategy that are invested in other Portfolios. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

AST Investment Services, Inc., Jennison, PAD, PGIM, Inc., PGIM Investments, PGIM Limited and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2021, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
PIMCO Corporate Bond	$88,263	$—	$ —
T. Rowe Price Diversified Real Growth	13,360	22,695	6,557

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim

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with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2021 Payments
Global Bond	$362,877
Prudential Flexible Multi-Strategy	21,850
QMA International Core Equity	397,734
T. Rowe Price Diversified Real Growth	16,700

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2021 Payments
Prudential Flexible Multi-Strategy	$ 11,519
QMA International Core Equity	335,127
T. Rowe Price Diversified Real Growth	9,738

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2021, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales

American Funds Growth Allocation	$148,644,296	$139,722,345

BlackRock 60/40 Target Allocation ETF	160,832,218	165,502,736

BlackRock 80/20 Target Allocation ETF	183,545,364	185,050,860

BlackRock Corporate Bond	4,196,227	3,941,330

Global Bond	6,237,456,558	6,122,627,059

PIMCO Corporate Bond	2,390,232	2,131,432

Prudential Corporate Bond	3,658,556	1,413,642

Prudential Flexible Multi-Strategy	66,025,011	41,013,506

QMA International Core Equity	629,319,943	675,599,306

T. Rowe Price Corporate Bond	3,333,793	3,199,784

T. Rowe Price Diversified Real Growth	65,628,734	78,300,654

Western Asset Corporate Bond	3,811,515	2,360,073

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2021, is presented as follows:

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American Funds Growth Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wb)
$1,416,556	$852,558	$514,299	$—	$—	$1,754,815	1,754,815	$2,259

BlackRock 60/40 Target Allocation ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$878,273	$65,687,745	$66,465,379	$—	$—	$100,639	100,639	$832

PGIM Institutional Money Market Fund(1)(b)(wa)
78,132,049	1,480,156,437	1,492,409,908	636	(15,812)	65,863,402	65,909,539	57,901	(2)

$79,010,322	$1,545,844,182	$1,558,875,287	$636	$(15,812)	$65,964,041		$58,733

BlackRock 80/20 Target Allocation ETF

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 586,171	$70,886,741	$71,433,427	$—	$—	$39,485	39,485	$986

PGIM Institutional Money Market Fund(1)(b)(wa)
101,525,890	2,025,323,475	2,052,557,979	2,396	(24,320)	74,269,462	74,321,487	74,285	(2)

$102,112,061	$2,096,210,216	$2,123,991,406	$2,396	$(24,320)	$74,308,947		$75,271

BlackRock Corporate Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$109,669	$3,497,014	$3,276,405	$—	$—	$330,278	330,278	$125

PGIM Institutional Money Market Fund(1)(b)(wa)
—	102,150	102,150	—	—	—	—	—

$109,669	$3,599,164	$3,378,555	$—	$—	$330,278		$125

Global Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$51,483,342	$921,619,802	$963,923,314	$—	$—	$9,179,830	9,179,830	$73,324

PGIM Institutional Money Market Fund(1)(b)(wa)
142,786,855	392,736,899	532,788,368	13,929	(28,622)	2,720,693	2,722,599	38,218	(2)

$194,270,197	$1,314,356,701	$1,496,711,682	$13,929	$(28,622)	$11,900,523		$111,542

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PIMCO Corporate Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$211,316	$3,562,815	$3,631,663	$—	$—	$142,468	142,468	$163

PGIM Institutional Money Market Fund(1)(b)(wa)
—	212,919	212,940	—	21	—	—	—

$211,316	$3,775,734	$3,844,603	$—	$21	$142,468		$163

Prudential Corporate Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$1,879,474	$1,874,500	$3,329,281	$—	$—	$424,693	424,693	$635

PGIM Institutional Money Market Fund(1)(b)(wa)
—	136,305	136,313	—	8	—	—	—

$1,879,474	$2,010,805	$3,465,594	$—	$8	$424,693		$635

Prudential Flexible Multi-Strategy

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions
Long-Term Investments - Affiliated Mutual Funds(wd):

AST High Yield Portfolio*(1)
$3,395,540	$—	$—	$215,129	$—	$3,610,669	290,714	$—		$—

AST Large-Cap Core Portfolio*(1)
—	2,809,173	—	848,410	—	3,657,583	119,062	—		—

AST Prudential Core Bond Portfolio*(1)
25,162,052	—	2,000,000	(738,831)	344,886	22,768,107	1,625,133	—		—

AST QMA US Equity Alpha Portfolio*(1)
840,148	2,000,000	2,809,173	(30,975)	—	—	—	—		—

PGIM Select Real Estate Fund (Class R6)
2,795,605	162,654	—	643,794	—	3,602,053	234,204	59,987		102,667

$32,193,345	$4,971,827	$4,809,173	$937,527	$344,886	$33,638,412		$59,987		$102,667

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wd)
36,383,500	58,954,747	84,862,087	—	—	10,476,160	10,476,160	42,865		—

PGIM Institutional Money Market Fund(1)(b)(wd)
56,226	1,466,568	1,522,789	1	(6)	—	—	51	(2)	—

$36,439,726	$60,421,315	$86,384,876	$1	$(6)	$10,476,160		$42,916		$—

$68,633,071	$65,393,142	$91,194,049	$937,528	$344,880	$44,114,572		$102,903		$102,667

QMA International Core Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
$19,558,928	$113,454,801	$130,459,906	$—	$—	$2,553,823	2,553,823	$13,232

PGIM Institutional Money Market Fund(1)(b)(wa)
14,104,458	157,419,219	170,826,091	642	(3,910)	694,318	694,804	7,198	(2)

$33,663,386	$270,874,020	$301,285,997	$642	$(3,910)	$3,248,141		$20,430

T. Rowe Price Corporate Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wb)
$146,314	$2,938,127	$2,804,570	$—	$—	$279,871	279,871	$276

T. Rowe Price Diversified Real Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$5,182,516	$24,945,522	$24,813,386	$—	$—	$5,314,652	5,314,652	$7,477

PGIM Institutional Money Market Fund(1)(b)(wa)
1,642,259	15,507,133	15,702,218	60	(523)	1,446,711	1,447,725	1,030	(2)

$6,824,775	$40,452,655	$40,515,604	$60	$(523)	$6,761,363		$8,507

Western Asset Corporate Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$705,902	$2,067,484	$2,752,380	$—	$—	$21,006	21,006	$226

PGIM Institutional Money Market Fund(1)(b)(wa)
—	268,206	268,189	—	(17)	—	—	31	(2)

$705,902	$2,335,690	$3,020,569	$—	$(17)	$21,006		$257

*	Non-income producing security.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(wb)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(wd)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

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With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2021 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Portfolios utilized the SCA during the year ended December 31, 2021. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2021
BlackRock 60/40 Target Allocation ETF	$ 123,800	1.36%	5	$ 216,000	$—
BlackRock 80/20 Target Allocation ETF	147,500	1.32	6	438,000	—
Global Bond	23,019,500	1.40	2	44,962,000	—
Prudential Flexible Multi-Strategy	112,000	1.40	1	112,000	—
QMA International Core Equity	10,808,000	1.40	8	24,595,000	—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2021, all Portfolios offer only a single share class to investors.

As of December 31, 2021, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

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The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
American Funds Growth Allocation	2	99.9%
BlackRock 60/40 Target Allocation ETF	2	100.0
BlackRock 80/20 Target Allocation ETF	2	100.0
BlackRock Corporate Bond	1	99.9
Global Bond	4	99.9
PIMCO Corporate Bond	1	99.9
Prudential Corporate Bond	1	99.9
Prudential Flexible Multi-Strategy	2	99.9
QMA International Core Equity	2	97.5
T. Rowe Price Corporate Bond	1	99.9
T. Rowe Price Diversified Real Growth	2	99.9
Western Asset Corporate Bond	1	99.9

9. Purchases & Redemption In-kind

On January 27, 2021, the Board approved changes to AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”), AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”), AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”), and AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”) (the “Portfolios”) that were contingent on shareholder approval of the amended Management Agreement and Shareholder Services and Distribution Plan. In addition to the amended Management Agreements and Shareholder Services and Distribution Plan, the Board approved changing the Portfolios’ principal investment strategies from a fund-of-funds structure that primarily invests portfolio assets in Underlying Funds (the “Underlying Funds”) to a structure that primarily relies on direct investments to achieve the Portfolios’ investment objectives. The implementation of the new principal investment strategy in these Portfolios was done by utilizing a redemption in-kind from the Underlying Funds Portfolios.

On May 11, 2021, shareholders approved an amended management agreement for the Portfolios. Additionally, a Shareholder Services and Distribution Plan was approved for Balanced Asset Allocation, Capital Growth Asset Allocation, and Preservation Asset Allocation pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

As of the close of business on June 4, 2021, the Underlying Funds settled the redemption of portfolio shares by delivering portfolio securities and other assets to the Portfolios. The following table is a summary of the value of such securities and other assets that were transferred in-kind to the Portfolios:

Underlying Portfolio Name	Academic Strategies	Balanced Asset Allocation	Capital Growth Asset Allocation	Preservation Asset Allocation	Total Redemption In-Kind Value
QMA International Core Equity	$188,352,027	$390,901,432	$641,798,901	$129,815,174	$1,350,867,534

As of the close of business on July 9, 2021, the Underlying Funds settled the redemption of the fund shares by delivering portfolio securities and other assets. The following table is a summary of the value of such securities and other assets that were transferred in-kind to the Portfolios.

Underlying Portfolio Name	Balanced Asset Allocation	Capital Growth Asset Allocation	Preservation Asset Allocation	Total Redemption In-Kind Value
AST Global Bond Portfolio	$1,303,916,545	$946,096,090	$1,297,314,468	$3,547,327,103

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

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10. Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Asset Allocation Risk: The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Commodity Risk: The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to

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honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors.

Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Focus Risk: The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial

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markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Custody Risk: If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign Investment Risk: Investments in foreign securities generally involve more risk than investments in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Inflation-Protected Securities Risk: Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Portfolio may have no income at all from such investments.

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Interest Rate Risk: The value of your investment may go down when interest rates rise.Arise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio’s holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because interest rates in the U.S. are at or near historic lows , which increases the risk associated with rising interest rates. Interest rates may begin to increase in the future, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

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Leverage Risk:. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On March 5, 2021, the ICE Benchmark Administration (“IBA”), the administrator of LIBOR, announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. While the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, may consult on the issue of requiring the IBA to produce certain LIBOR tenors on a synthetic basis, it has announced that all 35 LIBOR settings will either cease to be provided by any administrator or will no longer be representative as of the dates published by the IBA. The Board of Governors of the Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Portfolio. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Portfolio as well as loan facilities used by a Portfolio. As such, the potential impact of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Allocation Risk: The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Market Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a

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portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Master Limited Partnership (MLP) Risk: Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the MLP general partner’s right to require unitholders to sell their common units at an undesirable time or price.

Mid-Sized Company Risk: The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.

Portfolio Turnover Risk: A Subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a Subadviser may engage in active and frequent trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. A Portfolio’s turnover rate may be higher than that of other mutual funds due to a Subadviser’s investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Quantitative Model Risk: The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.

Real Asset Risk: Investments in real asset industries and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio’s investments in real asset industries and commodities may lose value as a result of adverse changes in, among other things, exploration and production spending, tax laws and government regulations, natural forces, global economic cycles, and international politics.

Real Estate Risk: Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Redemption Risk: A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Small Sized Company Risk: Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

Selection Risk: The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce

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the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.

Senior Loan Risk: The Portfolio’s investments in certain senior loans have many of the risk characteristics of fixed income securities, and may be subject to increased credit, interest rate and liquidity risks. The value of senior loans also may be adversely affected by supply-demand imbalances caused by conditions in related markets.

Sovereign Debt Securities Risk: Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.

U.S. Government Securities Risk: U.S. Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the U.S. Government, and may not be backed by the full faith and credit of the U.S. Government.

Value Style Risk: Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. Since the Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.

11. Reorganization

On November 13, 2019, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST Franklin Templeton K2 Global Absolute Return Portfolio (“Franklin Templeton K2 Global Absolute Return”) and AST Goldman Sachs Global Growth Allocation Portfolio (“Goldman Sachs Global Growth Allocation”) (the “Merged Portfolios”) for shares of Prudential Flexible Multi -Strategy and Prudential T. Rowe Price Diversified Real Growth (the “Acquiring Portfolios”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on February 25, 2020 and the reorganization took place at the close of business on April 24, 2020.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolios:

Merged Portfolio	Total Investment Value	Total Investment Cost
Franklin Templeton K2 Global Absolute Return	$25,153,390	$26,823,735
Goldman Sachs Global Growth Allocation	40,689,540	40,725,006

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on April 24, 2020:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Franklin Templeton K2 Global Absolute Return	2,420,638	Prudential Flexible Multi-Strategy	1,814,358	$23,133,070
Goldman Sachs Global Growth Allocation	3,342,518	T. Rowe Price Diversified Real Growth	3,103,056	40,650,031

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolios were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to

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reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Depreciation on Investments	Acquiring Portfolio	Net Assets
Franklin Templeton K2 Global Absolute Return	$23,133,070	$(1,670,345)	Prudential Flexible Multi-Strategy	$86,554,084
Goldman Sachs Global Growth Allocation	40,650,031	(35,466)	T. Rowe Price Diversified Real Growth	83,433,368

Assuming the acquisitions had been completed on January 1, 2020, the Acquiring Portfolios’ unaudited pro forma results of operations for the year ended December 31, 2020 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
Prudential Flexible Multi-Strategy	$613,837	$10,486,224	$11,100,061
T. Rowe Price Diversified Real Growth	1,191,088	20,982,692	22,173,780

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Portfolios, plus net investment income from the Merged Portfolios pre-merger as follows: Franklin Templeton K2 Global Absolute Return $109,504 and Goldman Sachs Global Growth Allocation $49,364.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Portfolios, plus net realized and unrealized loss on investments from the Merged Portfolios pre-merger as follows: Franklin Templeton K2 Global Absolute Return $(2,012,374) and Goldman Sachs Global Growth Allocation $(5,141,090).

Since both the Merged Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as single integrated portfolios since the acquisitions were completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolios’ Statement of Operations since April 24, 2020 for the Plan.

On July 10, 2020, the Board approved the Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST AB Global Bond Portfolio (“AB Global Bond”), AST Goldman Sachs Global Income Portfolio (“Goldman Sachs Global Income”), AST PIMCO Dynamic Bond Portfolio (“PIMCO Dynamic Bond”) and AST Templeton Global Bond Portfolio (“Templeton Global Bond”) (the “Merged Portfolios”) for shares of Global Bond (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plans at a meeting on October 15, 2020 and the reorganization took place at the close of business on November 13, 2020.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
AB Global Bond	$1,013,313,566	$ 992,178,777
Goldman Sachs Global Income	1,426,241,455	1,397,129,989
PIMCO Dynamic Bond	213,776,753	213,406,873
Templeton Global Bond	286,340,004	285,047,784

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The purpose of the transaction was to combine five portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on November 13, 2020:

Merged Portfolios
AB Global Bond	Goldman Sachs Global Income	PIMCO Dynamic Bond	Templeton Global Bond
Shares	Shares	Shares	Shares
82,151,296	95,842,553	20,578,312	27,827,872

Acquiring Portfolio	Shares	Value
Global Bond	221,804,701	$2,708,235,396

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolios
AB Global Bond		Goldman Sachs Global Income		PIMCO Dynamic Bond		Templeton Global Bond
Net Assets	Unrealized Appreciation on Investment	Net Assets	Unrealized Appreciation on Investment	Net Assets	Unrealized Appreciation on Investment	Net Assets	Unrealized Appreciation on Investment
$989,947,766	$21,134,788	$1,205,766,407	$29,111,466	$212,695,379	$369,880	$299,825,844	$1,292,220

Acquiring Portfolio	Net Assets
Global Bond	$1,449,925,590

Assuming the acquisition had been completed on January 1, 2020, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2020 would have been as follows:

Acquiring Fund	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
Global Bond	$37,471,144	$97,877,825	$135,348,969

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Portfolio, plus net investment income from the Merged Portfolios pre-merger as follows: AB Global Bond $10,130,595, Goldman Sachs Global Income $6,170,931, PIMCO Dynamic Bond $2,483,278 and Templeton Global Bond $5,336,974.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2020) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: AB Global Bond $8,597,808, Goldman Sachs Global Income $32,042,375, PIMCO Dynamic Bond $225,793 and Templeton Global Bond $(32,581,750).

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolio had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since November 13, 2020.

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12. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Portfolios.

13. Subsequent Event

On September 20-22, 2021, the Board of the Advanced Series Trust and the Prudential Series Fund approved the reorganization (the “Reorganization”) of BlackRock Corporate Bond, PIMCO Corporate Bond, Prudential Corporate Bond, T. Rowe Price Corporate Bond and Western Asset Corporate Bond (the “Target Portfolios”) into PSF PGIM Total Return Bond Portfolio (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the Reorganization at a meeting on January 5, 2022 and the Reorganization took place at the close of business on February 11, 2022.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Prudential Series Fund and Shareholders of AST American Funds Growth Allocation Portfolio, AST BlackRock 60/40 Target Allocation ETF Portfolio, AST BlackRock 80/20 Target Allocation ETF Portfolio, AST Global Bond Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio and PSF PGIM Total Return Bond Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST American Funds Growth Allocation Portfolio, AST BlackRock 60/40 Target Allocation ETF Portfolio, AST BlackRock 80/20 Target Allocation ETF Portfolio, AST BlackRock Corporate Bond Portfolio, AST Global Bond Portfolio, AST PIMCO Corporate Bond Portfolio, AST Prudential Corporate Bond Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST T. Rowe Price Corporate Bond Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio and AST Western Asset Corporate Bond Portfolio (twelve of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of the financial highlights for each of the two years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year or period ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT TRUSTEES AND OFFICERS

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Susan Davenport Austin 1967 No. of Portfolios Overseen: 90	Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 -2021).	Since February 2011

Sherry S. Barrat 1949 No. of Portfolios Overseen: 90	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013

Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 90	Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Formerly Director of Sotheby’s (2014-2019) (auction house and art-related finance).	Since September 2014

Kay Ryan Booth 1950 No. of Portfolios Overseen: 90	Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013

Stephen M. Chipman 1961 No. of Portfolios Overseen: 90	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 –June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); Formerly Non-Executive Director of Clyde &Co. (January 2020 –June 2021); Formerly Non-Executive Chairman (September 2019 –January 2021) of Litera Microsystems.	Since January 2018

Robert F. Gunia 1946 No. of Portfolios Overseen: 90	Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

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Independent Trustees

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Thomas M. O’Brien 1950 No. of Portfolios Overseen: 90	Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; Formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 –January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee

Timothy S. Cronin 1965 Number of Portfolios Overseen: 90	Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).	None.	Since October 2009

Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer

Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019

Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew R. French 1962 Secretary

Vice President (since December 2018 - present) of PGIM Investments LLC; formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since March 2018

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Trust Officers(a)
Name Year of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly, Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 –January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).	Since June 2017

(a)	Excludes Mr. Cronin, an Interested Trustee who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and The Prudential Insurance Company of America are available upon request. You may call (800) 944-8786 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive. Note: Effective January 1, 2021 you may no longer receive mailed copies of the annual and semi-annual reports, unless you elect to continue to receive these mailings.

©2022 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen Chipman, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended December 31, 2021, and December 31, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $3,101,750 and $3,302,450 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2021, fees of $44,375 were billed to the Registrant for services rendered by PwC in connection with matters relating to foreign reclaims attestation were paid by Prudential Financial, Inc. and/or its affiliates.

For the fiscal year ended December 31, 2021, fees of $152,500 were billed to the Registrant for services rendered by PwC in connection with merger support services.

For the fiscal year ended December 31, 2020, fees of $45,361 were billed to the Registrant for services rendered by PwC in connection with matters relating to foreign reclaims attestation were paid by Prudential Financial, Inc. and/or its affiliates.

For the fiscal year ended December 31, 2020, fees of $158,355 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended December 31, 2020, fees of $66,000 were billed to the Registrant for services rendered by KPMG in connection with merger support services.

(c) Tax Fees

For the fiscal years ended December 31, 2021 and December 31, 2020: none.

(d) All Other Fees

For the fiscal years ended December 31, 2021 and December 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2021 and December 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2021 and December 30, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:         Advanced Series Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 24, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 24, 2022